UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: 1-888-877-4626

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. This submission provides the information required by Item 1 for a limited number of the Registrant’s reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). The companion submission to this Certified Shareholder Report on Form N-CSR will follow immediately and will provide the information required by Item 1 for the other reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1). Apart from Item 1, the companion submission will be identical in all material respects to this initial filing.

Item 1. Reports to Stockholders.

The following are copies of the reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Filed under this submission on Form N-CSR:

•	PIMCO Funds—Asset Allocation Funds

•	PIMCO Funds—Credit Bond Funds

•	PIMCO Funds—Equity-Related Strategy Funds

•	PIMCO Funds—International Bond Funds

•	PIMCO Funds—Long Duration Strategy Funds

•	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®

•	PIMCO Funds—PIMCO Real Return Fund

To be filed under the immediately following companion submission on Form N-CSR:

•	PIMCO Funds—PIMCO Total Return Fund

•	PIMCO Funds—Real Return Strategy Funds

•	PIMCO Funds—Short Duration Strategy Funds

•	PIMCO Funds—Tax-Efficient Strategy Funds

•	PIMCO Funds—Private Account Portfolio Series

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2013

Asset Allocation Funds

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

PIMCO RealRetirement® 2015 Fund

PIMCO RealRetirement® 2020 Fund

PIMCO RealRetirement® 2025 Fund

PIMCO RealRetirement® 2030 Fund

PIMCO RealRetirement® 2035 Fund

PIMCO RealRetirement® 2040 Fund

PIMCO RealRetirement® 2045 Fund

PIMCO RealRetirement® 2050 Fund

PIMCO RealRetirement® Income and Distribution Fund

PIMCO Global Multi-Asset Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		18
Benchmark Descriptions		21
Financial Highlights		24
Statements of Assets and Liabilities		40
Consolidated Statement of Assets and Liabilities		44
Statements of Operations		46
Consolidated Statement of Operations		48
Statements of Changes in Net Assets		49
Consolidated Statements of Changes in Net Assets		52
Statement of Cash Flows		53
Notes to Financial Statements		112
Report of Independent Registered Public Accounting Firm		145
Glossary		146
Federal Income Tax Information		147
Management of the Trust		148
Privacy Policy		150

Fund	Fund Summary	Schedule of Investments

PIMCO All Asset Fund	6	54
PIMCO All Asset All Authority Fund	7	56
PIMCO RealRetirement® 2015 Fund	8	58
PIMCO RealRetirement® 2020 Fund	9	62
PIMCO RealRetirement® 2025 Fund	10	67
PIMCO RealRetirement® 2030 Fund	11	71
PIMCO RealRetirement® 2035 Fund	12	76
PIMCO RealRetirement® 2040 Fund	13	80
PIMCO RealRetirement® 2045 Fund	14	85
PIMCO RealRetirement® 2050 Fund	15	89
PIMCO RealRetirement® Income and Distribution Fund	16	94
PIMCO Global Multi-Asset Fund	17	98

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived safe assets1 (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum. The availability of “easy money” and asset purchases, derived from central bank quantitative easing policies and near-zero interest rates, helped to inflate most risk assets by encouraging greater risk taking as investors searched for higher returns and yields. Equity indices in the U.S. rallied and reached new highs, while yields on U.S. Treasuries and most developed market sovereign bonds remained low. Signs of an improving U.S. housing market and positive U.S. economic data also contributed to increased investor risk appetite, despite a period marked by ongoing geopolitical uncertainty and growing concerns about global economic growth. In particular, the unresolved banking crisis in Cyprus (and potentially more broadly across peripheral European countries), the continuing social unrest in the Middle East, and the unsettling situation with North Korea kept investors on edge.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, or QE3, expanding the Fed’s purchases beyond U.S. Treasuries to Agency mortgage-backed securities. In addition, the Fed announced that it would tie forward policy guidance to unemployment and inflation targets as well as maintain its $85 billion monthly asset purchase program. The U.S. Congress largely averted going over the fiscal cliff at year-end by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to its failure to reach a deal on the sequestration.

Within Europe, the imperfect rescue of the Cypriot financial system set new precedents on the eurozone’s four year old debt crisis, by forcing losses on uninsured Cypriot bank depositors and undermining public confidence in financial institutions. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s debt buyback (financed by its European partners) and confidence that other eurozone members were committed to keeping Greece within the union. Furthermore, the European Central Bank (“ECB”) and other major European central banks reiterated their commitment to keep interest rates low for as long as necessary to help facilitate implementation of structural economic reforms in the region.

Included below are highlights of the financial markets during our twelve-month reporting period:

■

U.S. Treasury yields ended the period lower, with prices on these securities therefore higher. The yield on the benchmark ten-year U.S. Treasury note was 1.85%, or 0.36% lower than on March 31, 2012, but above its record low of 1.39% in July 2012. The Fed kept the Federal Funds Rate anchored within a range of zero to 0.25%. The Bank of England held its key lending rate at 0.50% and the ECB maintained its main policy rate at 0.75% during the reporting period, but lowered the rate to 0.50% in early May. The Bank of Japan announced an expanded monetary stimulus policy that includes plans for direct purchases of Japanese government bonds. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.77% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 5.68%, as represented by the Barclays U.S. TIPS Index, outperforming nominal U.S. Treasuries. Lower real yields, which declined across the maturity spectrum on the back of continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields and a proxy for inflation expectations) widened as the market priced in higher longer-term inflation given the Fed’s expanded scope of accommodative monetary policies. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 3.03%.

[1]	All investments contain risk and may lose value.

2	PIMCO ASSET ALLOCATION FUNDS

■

Agency mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries generally due to positive economic data in the U.S. and investor concern that the Fed might curtail its purchases of Agency MBS sooner than anticipated. While the mortgage sector as a whole underperformed, volatility in relative valuations between coupons remained as higher coupons benefited from positive supply technicals (or ongoing demand but no new issuance) and demand for lower duration assets. Non-Agency MBS, however, outperformed U.S. Treasuries amid investor appetite for higher yielding assets, limited new issue supply, and growing optimism regarding the recovery in the U.S. housing market. Commercial MBS (“CMBS”) also outperformed U.S. Treasuries, with lower credit quality securities exhibiting the strongest performance.

■

The investment grade and high yield corporate bond sectors outperformed like-duration U.S. Treasuries, driven by improving U.S. corporate growth prospects and investors’ search for yield. The financial sector, in particular, outperformed due to generally strong earnings and continued strengthening in corporate balance sheets.

■

Municipal bonds, both tax-exempt and taxable Build America Bonds, posted positive absolute returns as yields moved lower across the municipal yield curve. Select lower quality municipal sectors outperformed higher quality sectors as investors looked for yield by extending out the yield curve and down the credit spectrum.

■

Emerging market (“EM”) fixed income assets outperformed U.S. Treasuries as improved risk sentiment and global central bank quantitative easing policies reduced credit spreads and drove interest rates lower, fueling gains in both external and local EM bonds.

■

U.S. equities, as measured by the S&P 500 Index, returned 13.96% as investors embraced riskier assets in their search for higher returns. Global equities, as represented by the MSCI World Index, returned 11.85% despite concern over the Cypriot banking crisis and potential contagion to other peripheral eurozone countries. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 1.95%, underperforming developed market equities largely due to weaker EM corporate earnings.

On the following pages of this PIMCO Funds Annual Report, please find specific details of each Fund’s investment performance and a discussion of factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 22, 2013

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2013	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: allocation risk, acquired fund risk, Underlying PIMCO Fund risk, interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

The PIMCO All Asset Fund, PIMCO All Asset All Authority Fund and PIMCO Global Multi-Asset Fund (“PIMCO Fund of Funds”) may invest their respective assets in Underlying PIMCO Funds. The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The PIMCO RealRetirement® Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each PIMCO RealRetirement® Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the PIMCO RealRetirement® Fund’s name does not necessarily represent the specific year you expect to begin withdrawing your assets. It is intended only as a general guide.

The PIMCO RealRetirement® Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire and plan to start withdrawing money (the “target date”). Each PIMCO RealRetirement® Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO RealRetirement® Fund’s name.

On each individual Fund Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at

4	PIMCO ASSET ALLOCATION FUNDS

the end of the fifth year (or sixth year for certain Funds). As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO All Asset Fund	07/31/02	07/31/02	04/30/08	12/31/02	04/30/03	04/30/03	04/30/03	04/30/03	01/31/06
PIMCO All Asset All Authority Fund	10/31/03	10/31/03	07/10/08	—	07/29/05	07/29/05	—	07/29/05	—
PIMCO RealRetirement® 2015 Fund	06/30/11	06/30/11	10/31/11	06/30/11	06/30/11	06/30/11	—	06/30/11	06/30/11
PIMCO RealRetirement® 2020 Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	—	07/31/08	07/31/08
PIMCO RealRetirement® 2025 Fund	06/30/11	06/30/11	10/31/11	06/30/11	06/30/11	06/30/11	—	06/30/11	06/30/11
PIMCO RealRetirement® 2030 Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	—	07/31/08	07/31/08
PIMCO RealRetirement® 2035 Fund	06/30/11	06/30/11	10/31/11	06/30/11	06/30/11	06/30/11	—	06/30/11	06/30/11
PIMCO RealRetirement® 2040 Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	—	07/31/08	07/31/08
PIMCO RealRetirement® 2045 Fund	02/29/12	02/29/12	02/29/12	02/29/12	02/29/12	02/29/12	—	02/29/12	02/29/12
PIMCO RealRetirement® 2050 Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	—	07/31/08	07/31/08
PIMCO RealRetirement® Income and Distribution Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	—	07/31/08	07/31/08
PIMCO Global Multi-Asset Fund	10/29/08	10/29/08	10/29/08	10/14/11	10/29/08	10/29/08	—	10/29/08	10/29/08

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2013	5

PIMCO All Asset Fund

Institutional Class - PAAIX Class P - PALPX Administrative Class - PAALX	Class A - PASAX Class B - PASBX Class C - PASCX
Class D - PASDX	Class R - PATRX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

PIMCO Income Fund	10.0%
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	8.9%
PIMCO Emerging Local Bond Fund	7.0%
PIMCO Emerging Markets Currency Fund	6.6%
PIMCO Floating Income Fund	6.3%
PIMCO High Yield Fund	6.0%
PIMCO Unconstrained Bond Fund	5.3%
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	5.1%
Other	44.8%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	10 Years	Fund Inception (07/31/02)
PIMCO All Asset Fund Institutional Class	9.65%	7.04%	8.04%	8.95%
PIMCO All Asset Fund Class P	9.54%	6.96%	7.95%	8.85%
PIMCO All Asset Fund Administrative Class	9.38%	6.78%	7.78%	8.68%
PIMCO All Asset Fund Class D	9.21%	6.59%	7.49%	8.38%
PIMCO All Asset Fund Class A	9.08%	6.44%	7.41%	8.30%
PIMCO All Asset Fund Class A (adjusted)	4.99%	5.63%	7.00%	7.92%
PIMCO All Asset Fund Class B	8.21%	5.63%	6.76%	7.70%
PIMCO All Asset Fund Class B (adjusted)	4.71%	5.55%	6.76%	7.70%
PIMCO All Asset Fund Class C	8.31%	5.65%	6.61%	7.50%
PIMCO All Asset Fund Class C (adjusted)	7.31%	5.65%	6.61%	7.50%
PIMCO All Asset Fund Class R	8.81%	6.15%	7.11%	8.01%
Barclays U.S. TIPS: 1-10 Year Index	3.89%	4.55%	5.40%	5.89%
Consumer Price Index + 500 Basis Points	6.48%	6.71%	7.37%	7.42%
Lipper Flexible Portfolio Funds Average	5.49%	4.32%	7.85%	7.13%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 0.965% for Institutional Class shares, 1.065% for Class P shares, 1.215% for Administrative Class shares, 1.365% for Class D shares, 1.465% for Class A shares, 2.215% for Class B shares, 2.215% for Class C shares, and 1.715% for Class R shares.

Portfolio Insights

»

The PIMCO All Asset Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust or PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds, or shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes.

»

Exposure to local currency-denominated and U.S. dollar-denominated emerging market bonds, achieved through the PIMCO Emerging Local Bond Fund and PIMCO Emerging Markets Bond Fund, added to returns as locally-denominated and U.S. dollar-denominated emerging market bonds gained in value during the reporting period.

»	Holdings in real estate investment trusts (“REITs”), achieved through the PIMCO RealEstateRealReturn Strategy Fund, benefited returns as REITs gained in value during the reporting period.

»

Exposure to credit strategies, primarily through the PIMCO High Yield Fund and PIMCO Income Fund, added to returns as high yield and corporate bonds posted positive returns during the reporting period.

»	Exposure to long maturity U.S. TIPS, achieved through the PIMCO Real Return Asset Fund, benefited returns as yields on U.S. TIPS fell during the reporting period.

»

Exposure to the PIMCO International Fundamental IndexPLUS® AR Strategy Fund and PIMCO EM Fundamental IndexPLUS® AR Strategy Fund added to returns as these Underlying PIMCO Funds posted positive performance during the reporting period.

»

Allocation made during the second half of the reporting period to long-maturity fixed income strategies, achieved through the PIMCO Long Duration Total Return Fund and PIMCO Long-Term U.S. Government Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns.

6	PIMCO ASSET ALLOCATION FUNDS

PIMCO All Asset All Authority Fund

Institutional Class - PAUIX	Class A - PAUAX
Class P - PAUPX	Class C - PAUCX
Class D - PAUDX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

PIMCO StocksPLUS® AR Short Strategy Fund	12.6%
PIMCO Total Return Fund	6.4%
PIMCO High Yield Fund	6.3%
PIMCO Emerging Markets Currency Fund	6.2%
PIMCO Emerging Local Bond Fund	5.5%
PIMCO Income Fund	5.4%
PIMCO Unconstrained Bond Fund	5.2%
Other	52.4%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	Fund Inception (10/31/03)
PIMCO All Asset All Authority Fund Institutional Class	9.40%	7.44%	8.20%
PIMCO All Asset All Authority Fund Class P	9.35%	7.35%	8.03%
PIMCO All Asset All Authority Fund Class D	8.98%	7.01%	7.64%
PIMCO All Asset All Authority Fund Class A	9.01%	6.88%	7.59%
PIMCO All Asset All Authority Fund Class A (adjusted)	3.01%	6.06%	7.15%
PIMCO All Asset All Authority Fund Class C	8.11%	6.07%	6.78%
PIMCO All Asset All Authority Fund Class C (adjusted)	7.11%	6.07%	6.78%
S&P 500 Index	13.96%	5.81%	6.51%
Consumer Price Index + 650 Basis Points	7.98%	8.21%	8.95%
Lipper Flexible Portfolio Funds Average	5.49%	4.32%	6.17%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.68% for Institutional Class shares, 1.78% for Class P shares, 2.08% for Class D shares, 2.13% for Class A shares, and 2.88% for Class C shares.

Portfolio Insights

»

The PIMCO All Asset All Authority Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust or PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds, or shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes.

»

Exposure to local currency-denominated and U.S. dollar-denominated emerging market bonds, achieved through the PIMCO Emerging Local Bond Fund and PIMCO Emerging Markets Bond Fund, added to returns as locally-denominated and U.S. dollar-denominated emerging market bonds gained in value during the reporting period.

»	Holdings in real estate investment trusts (“REITs”), achieved through the PIMCO RealEstateRealReturn Strategy Fund, benefited returns as REITs gained in value during the reporting period.

»

Exposure to credit strategies, primarily through the PIMCO High Yield Fund and PIMCO Income Fund, added to returns as high yield and corporate bonds posted positive returns during the reporting period.

»	Exposure to long maturity U.S. TIPS, achieved through the PIMCO Real Return Asset Fund, benefited returns as yields on U.S. TIPS fell during the reporting period.

»

Exposure to the PIMCO International Fundamental IndexPLUS® AR Strategy Fund and PIMCO EM Fundamental IndexPLUS® AR Strategy Fund added to returns as these Underlying PIMCO Funds posted positive performance during the reporting period.

»

Exposure to the inverse of the S&P 500 Index, achieved through the PIMCO StocksPLUS® AR Short Strategy Fund, was a significant detractor from performance as this Underlying PIMCO Fund posted negative returns during the reporting period.

ANNUAL REPORT	MARCH 31, 2013	7

PIMCO RealRetirement® 2015 Fund

Institutional Class - PTNIX	Class A - PTNYX
Class P - PTNQX	Class C - PTNWX
Administrative Class - PTNNX	Class R - PTNSX
Class D - PTNUX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

PIMCO Total Return Fund	24.6%
PIMCO Real Return Fund	17.3%
PIMCO StocksPLUS® Fund	10.1%
PIMCO Low Duration Fund	9.8%
PIMCO Short-Term Floating NAV Portfolio	5.0%
Other	33.2%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	Fund Inception (06/30/11)
PIMCO RealRetirement® 2015 Fund Institutional Class	8.77%	5.95%
PIMCO RealRetirement® 2015 Fund Class P	8.67%	5.86%
PIMCO RealRetirement® 2015 Fund Administrative Class	8.51%	5.66%
PIMCO RealRetirement® 2015 Fund Class D	8.15%	5.43%
PIMCO RealRetirement® 2015 Fund Class A	8.24%	5.50%
PIMCO RealRetirement® 2015 Fund Class A (adjusted)	2.29%	2.16%
PIMCO RealRetirement® 2015 Fund Class C	7.35%	4.65%
PIMCO RealRetirement® 2015 Fund Class C (adjusted)	6.35%	4.65%
PIMCO RealRetirement® 2015 Fund Class R	7.96%	5.16%
Dow Jones Real Return 2015 IndexSM	6.57%	6.51%
Lipper Mixed-Asset Target 2015 Funds Average	7.80%	5.68%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.19% for Institutional Class shares, 1.29% for Class P shares, 1.44% for Administrative Class shares, 1.69% for Class D shares, 1.69% for Class A shares, 2.44% for Class C shares, and 1.94% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® 2015 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealRetirement® Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	An overweight to global equities during most of the reporting period benefited relative performance as the returns of this market were positive.

»	An underweight to emerging market equities detracted from relative performance as the returns of this market were positive during the reporting period.

»	Exposure to real estate investment trusts (“REITs”) benefited absolute returns as the asset class posted positive returns during the reporting period.

»	Exposure to U.S. fixed income, especially within the mortgage-backed securities sector, benefited absolute performance as the asset class posted positive returns during the reporting period.

»

An underweight to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from relative performance as the asset class posted positive returns during the reporting period. However, an overweight to longer-maturity U.S. TIPS (10+ years) added to relative performance as longer-maturity inflation-linked bonds posted strong returns.

8	PIMCO ASSET ALLOCATION FUNDS

PIMCO RealRetirement® 2020 Fund

Institutional Class - PRWIX	Class A - PTYAX
Class P - PTYPX	Class C - PTYCX
Administrative Class - PFNAX	Class R - PTYRX
Class D - PTYDX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

PIMCO Total Return Fund	23.8%
PIMCO Real Return Fund	16.1%
PIMCO StocksPLUS® Fund	14.7%
PIMCO CommoditiesPLUS® Strategy Fund	6.8%
PIMCO RealEstateRealReturn Strategy Fund	4.1%
Other	34.5%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO RealRetirement® 2020 Fund Institutional Class	9.03%	4.82%	4.82%
PIMCO RealRetirement® 2020 Fund Class P	8.80%	4.73%	4.73%
PIMCO RealRetirement® 2020 Fund Administrative Class	8.74%	4.58%	4.58%
PIMCO RealRetirement® 2020 Fund Class D	8.51%	4.27%	4.27%
PIMCO RealRetirement® 2020 Fund Class A	8.47%	4.23%	4.23%
PIMCO RealRetirement® 2020 Fund Class A (adjusted)	2.54%	3.06%	3.06%
PIMCO RealRetirement® 2020 Fund Class C	7.66%	3.49%	3.49%
PIMCO RealRetirement® 2020 Fund Class C (adjusted)	6.66%	3.49%	3.49%
PIMCO RealRetirement® 2020 Fund Class R	8.27%	4.01%	4.01%
Dow Jones Real Return 2020 IndexSM	6.66%	4.79%	4.79%
Lipper Mixed-Asset Target 2020 Funds Average	8.32%	4.11%	4.11%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.20% for Institutional Class shares, 1.30% for Class P shares, 1.45% for Administrative Class shares, 1.70% for Class D shares, 1.70% for Class A shares, 2.45% for Class C shares, and 1.95% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® 2020 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealRetirement® Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	An overweight to global equities during most of the reporting period benefited relative performance as the returns of this market were positive.

»	An underweight to emerging market equities detracted from relative performance as the returns of this market were positive during the reporting period.

»	Exposure to real estate investment trusts (“REITs”) benefited absolute returns as the asset class posted positive returns during the reporting period.

»	Exposure to U.S. fixed income, especially within the mortgage-backed securities sector, benefited absolute performance as the asset class posted positive returns during the reporting period.

»

An underweight to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from relative performance as the asset class posted positive returns during the reporting period. However, an overweight to longer-maturity U.S. TIPS (10+ years) added to relative performance as longer-maturity inflation-linked bonds posted strong returns.

ANNUAL REPORT	MARCH 31, 2013	9

PIMCO RealRetirement® 2025 Fund

Institutional Class - PENTX	Class A - PENZX
Class P - PENPX	Class C - PENWX
Administrative Class - PENMX	Class R - PENRX
Class D - PENDX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

PIMCO StocksPLUS® Fund	16.7%
PIMCO Total Return Fund	14.8%
PIMCO Real Return Fund	12.9%
PIMCO CommoditiesPLUS® Strategy Fund	11.2%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	6.3%
PIMCO RealEstateRealReturn Strategy Fund	6.1%
Other	32.0%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	Fund Inception (06/30/11)
PIMCO RealRetirement® 2025 Fund Institutional Class	9.60%	6.09%
PIMCO RealRetirement® 2025 Fund Class P	9.49%	5.98%
PIMCO RealRetirement® 2025 Fund Administrative Class	9.36%	5.81%
PIMCO RealRetirement® 2025 Fund Class D	9.15%	5.57%
PIMCO RealRetirement® 2025 Fund Class A	9.12%	5.59%
PIMCO RealRetirement® 2025 Fund Class A (adjusted)	3.15%	2.25%
PIMCO RealRetirement® 2025 Fund Class C	8.28%	4.78%
PIMCO RealRetirement® 2025 Fund Class C (adjusted)	7.28%	4.78%
PIMCO RealRetirement® 2025 Fund Class R	8.75%	5.26%
Dow Jones Real Return 2025 IndexSM	6.84%	5.88%
Lipper Mixed-Asset Target 2025 Funds Average	9.27%	6.54%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.25% for Institutional Class shares, 1.35% for Class P shares, 1.50% for Administrative Class shares, 1.75% for Class D shares, 1.75% for Class A shares, 2.50% for Class C shares, and 2.00% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® 2025 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealRetirement® Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	An overweight to global equities during most of the reporting period benefited relative performance as the returns of this market were positive.

»	An underweight to emerging market equities detracted from relative performance as the returns of this market were positive during the reporting period.

»	Exposure to real estate investment trusts (“REITs”) benefited absolute returns as the asset class posted positive returns during the reporting period.

»	Exposure to U.S. fixed income, especially within the mortgage-backed securities sector, benefited absolute performance as the asset class posted positive returns during the reporting period.

»

An underweight to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from relative performance as the asset class posted positive returns during the reporting period. However, an overweight to longer-maturity U.S. TIPS (10+ years) added to relative performance as longer-maturity inflation-linked bonds posted strong returns.

10	PIMCO ASSET ALLOCATION FUNDS

PIMCO RealRetirement® 2030 Fund

Institutional Class - PRLIX	Class A - PEHAX
Class P - PEHPX	Class C - PEHCX
Administrative Class - PNLAX	Class R - PEHRX
Class D - PEHDX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

PIMCO StocksPLUS® Fund	20.3%
PIMCO CommoditiesPLUS® Strategy Fund	12.1%
PIMCO Total Return Fund	11.1%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	8.5%
PIMCO Real Return Fund	8.3%
PIMCO Small Cap StocksPLUS® AR Fund	6.8%
PIMCO RealEstateRealReturn Strategy Fund	6.6%
Other	26.3%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO RealRetirement® 2030 Fund Institutional Class	10.83%	4.37%	4.37%
PIMCO RealRetirement® 2030 Fund Class P	10.72%	4.28%	4.28%
PIMCO RealRetirement® 2030 Fund Administrative Class	10.49%	4.12%	4.12%
PIMCO RealRetirement® 2030 Fund Class D	10.26%	3.77%	3.77%
PIMCO RealRetirement® 2030 Fund Class A	10.28%	3.77%	3.77%
PIMCO RealRetirement® 2030 Fund Class A (adjusted)	4.26%	2.61%	2.61%
PIMCO RealRetirement® 2030 Fund Class C	9.36%	3.02%	3.02%
PIMCO RealRetirement® 2030 Fund Class C (adjusted)	8.36%	3.02%	3.02%
PIMCO RealRetirement® 2030 Fund Class R	9.97%	3.52%	3.52%
Dow Jones Real Return 2030 IndexSM	7.13%	3.85%	3.85%
Lipper Mixed-Asset Target 2030 Funds Average	9.68%	3.95%	3.95%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.26% for Institutional Class shares, 1.36% for Class P shares, 1.51% for Administrative Class shares, 1.76% for Class D shares, 1.76% for Class A shares, 2.51% for Class C shares, and 2.01% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® 2030 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealRetirement® Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	An overweight to global equities during most of the reporting period benefited relative performance as the returns of this market were positive.

»	An underweight to emerging market equities detracted from relative performance as the returns of this market were positive during the reporting period.

»	Exposure to real estate investment trusts (“REITs”) benefited absolute returns as the asset class posted positive returns during the reporting period.

»	Exposure to U.S. fixed income, especially within the mortgage-backed securities sector, benefited absolute performance as the asset class posted positive returns during the reporting period.

»

An underweight to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from relative performance as the asset class posted positive returns during the reporting period. However, an overweight to longer-maturity U.S. TIPS (10+ years) added to relative performance as longer-maturity inflation-linked bonds posted strong returns.

ANNUAL REPORT	MARCH 31, 2013	11

PIMCO RealRetirement® 2035 Fund

Institutional Class - PIVIX	Class A - PIVAX
Class P - PIVPX	Class C - PIVWX
Administrative Class - PIVNX	Class R - PIVSX
Class D - PIVDX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

PIMCO StocksPLUS® Fund	23.0%
PIMCO CommoditiesPLUS® Strategy Fund	12.4%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	9.9%
PIMCO Small Cap StocksPLUS® AR Fund	9.6%
PIMCO RealEstateRealReturn Strategy Fund	8.2%
PIMCO Total Return Fund	6.0%
PIMCO Real Return Fund	5.7%
Other	25.2%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	Fund Inception (06/30/11)
PIMCO RealRetirement® 2035 Fund Institutional Class	11.81%	6.71%
PIMCO RealRetirement® 2035 Fund Class P	11.70%	6.60%
PIMCO RealRetirement® 2035 Fund Administrative Class	11.45%	6.42%
PIMCO RealRetirement® 2035 Fund Class D	11.36%	6.22%
PIMCO RealRetirement® 2035 Fund Class A	11.30%	6.24%
PIMCO RealRetirement® 2035 Fund Class A (adjusted)	5.20%	2.88%
PIMCO RealRetirement® 2035 Fund Class C	10.45%	5.41%
PIMCO RealRetirement® 2035 Fund Class C (adjusted)	9.45%	5.41%
PIMCO RealRetirement® 2035 Fund Class R	10.93%	5.96%
Dow Jones Real Return 2035 IndexSM	7.54%	4.43%
Lipper Mixed-Asset Target 2035 Funds Average	10.29%	6.89%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.31% for Institutional Class shares, 1.41% for Class P shares, 1.56% for Administrative Class shares, 1.81% for Class D shares, 1.81% for Class A shares, 2.56% for Class C shares, and 2.06% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® 2035 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealRetirement® Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	An overweight to global equities during most of the reporting period benefited relative performance as the returns of this market were positive.

»	An underweight to emerging market equities detracted from relative performance as the returns of this market were positive during the reporting period.

»	Exposure to real estate investment trusts (“REITs”) benefited absolute returns as the asset class posted positive returns during the reporting period.

»	Exposure to U.S. fixed income, especially within the mortgage-backed securities sector, benefited absolute performance as the asset class posted positive returns during the reporting period.

»

An underweight to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from relative performance as the asset class posted positive returns during the reporting period. However, an overweight to longer-maturity U.S. TIPS (10+ years) added to relative performance as longer-maturity inflation-linked bonds posted strong returns.

12	PIMCO ASSET ALLOCATION FUNDS

PIMCO RealRetirement® 2040 Fund

Institutional Class - PROIX	Class A - POFAX
Class P - POFPX	Class C - POFCX
Administrative Class - PEOAX	Class R - POFRX
Class D - POFDX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

PIMCO StocksPLUS® Fund	26.3%
PIMCO CommoditiesPLUS® Strategy Fund	13.6%
PIMCO Small Cap StocksPLUS® AR Fund	10.5%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	10.0%
PIMCO RealEstateRealReturn Strategy Fund	9.1%
Vanguard FTSE Emerging Markets ETF	6.1%
Other	24.4%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO RealRetirement® 2040 Fund Institutional Class	12.59%	5.01%	5.01%
PIMCO RealRetirement® 2040 Fund Class P	12.49%	5.23%	5.23%
PIMCO RealRetirement® 2040 Fund Administrative Class	12.32%	4.76%	4.76%
PIMCO RealRetirement® 2040 Fund Class D	11.96%	4.43%	4.43%
PIMCO RealRetirement® 2040 Fund Class A	12.08%	4.44%	4.44%
PIMCO RealRetirement® 2040 Fund Class A (adjusted)	5.94%	3.27%	3.27%
PIMCO RealRetirement® 2040 Fund Class C	11.14%	3.66%	3.66%
PIMCO RealRetirement® 2040 Fund Class C (adjusted)	10.14%	3.66%	3.66%
PIMCO RealRetirement® 2040 Fund Class R	11.68%	4.18%	4.18%
Dow Jones Real Return 2040 IndexSM	7.99%	2.93%	2.93%
Lipper Mixed-Asset Target 2040 Funds Average	10.38%	3.85%	3.85%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.35% for Institutional Class shares, 1.45% for Class P shares, 1.60% for Administrative Class shares, 1.85% for Class D shares, 1.85% for Class A shares, 2.60% for Class C shares, and 2.10% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® 2040 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealRetirement® Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	An overweight to global equities during most of the reporting period benefited relative performance as the returns of this market were positive.

»	An underweight to emerging market equities detracted from relative performance as the returns of this market were positive during the reporting period.

»	Exposure to real estate investment trusts (“REITs”) benefited absolute returns as the asset class posted positive returns during the reporting period.

»	Exposure to U.S. fixed income, especially within the mortgage-backed securities sector, benefited absolute performance as the asset class posted positive returns during the reporting period.

»

An underweight to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from relative performance as the asset class posted positive returns during the reporting period. However, an overweight to longer-maturity U.S. TIPS (10+ years) added to relative performance as longer-maturity inflation-linked bonds posted strong returns.

ANNUAL REPORT	MARCH 31, 2013	13

PIMCO RealRetirement® 2045 Fund

Institutional Class - PFZIX	Class A - PFZAX
Class P - PFZPX	Class C - PFZCX
Administrative Class - PFZMX	Class R - PFZRX
Class D - PFZDX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

PIMCO StocksPLUS® Fund	26.2%
PIMCO CommoditiesPLUS® Strategy Fund	14.3%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	11.1%
PIMCO Small Cap StocksPLUS® AR Fund	10.7%
PIMCO RealEstateRealReturn Strategy Fund	10.2%
Vanguard FTSE Emerging Markets ETF	6.6%
Other	20.9%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	Fund Inception (02/29/12)
PIMCO RealRetirement® 2045 Fund Institutional Class	13.39%	12.17%
PIMCO RealRetirement® 2045 Fund Class P	13.16%	11.96%
PIMCO RealRetirement® 2045 Fund Administrative Class	13.08%	11.90%
PIMCO RealRetirement® 2045 Fund Class D	12.81%	11.65%
PIMCO RealRetirement® 2045 Fund Class A	12.83%	11.66%
PIMCO RealRetirement® 2045 Fund Class A (adjusted)	6.64%	6.01%
PIMCO RealRetirement® 2045 Fund Class C	11.91%	10.72%
PIMCO RealRetirement® 2045 Fund Class C (adjusted)	10.91%	10.72%
PIMCO RealRetirement® 2045 Fund Class R	12.55%	11.31%
Dow Jones Real Return 2045 IndexSM	8.39%	7.87%
Lipper Mixed-Asset Target 2045 Funds Average	10.74%	11.27%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.38% for Institutional Class shares, 1.48% for Class P shares, 1.63% for Administrative Class shares, 1.88% for Class D shares, 1.88% for Class A shares, 2.63% for Class C shares, and 2.13% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® 2045 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealRetirement® Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	An overweight to global equities during most of the reporting period benefited relative performance as the returns of this market were positive.

»	An underweight to emerging market equities detracted from relative performance as the returns of this market were positive during the reporting period.

»	Exposure to real estate investment trusts (“REITs”) benefited absolute returns as the asset class posted positive returns during the reporting period.

»	Exposure to U.S. fixed income, especially within the mortgage-backed securities sector, benefited absolute performance as the asset class posted positive returns during the reporting period.

»

An underweight to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from relative performance as the asset class posted positive returns during the reporting period. However, an overweight to longer-maturity U.S. TIPS (10+ years) added to relative performance as longer-maturity inflation-linked bonds posted strong returns.

14	PIMCO ASSET ALLOCATION FUNDS

PIMCO RealRetirement® 2050 Fund

Institutional Class - PRMIX	Class A - PFYAX
Class P - PFYPX	Class C - PFYCX
Administrative Class - POTAX	Class R - PFYRX
Class D - PFYDX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

PIMCO StocksPLUS® Fund	27.1%
PIMCO CommoditiesPLUS® Strategy Fund	13.6%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	10.8%
PIMCO RealEstateRealReturn Strategy Fund	10.6%
PIMCO Small Cap StocksPLUS® AR Fund	10.5%
Vanguard FTSE Emerging Markets ETF	6.2%
Other	21.2%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO RealRetirement® 2050 Fund Institutional Class	13.14%	5.11%	5.11%
PIMCO RealRetirement® 2050 Fund Class P	12.91%	5.34%	5.34%
PIMCO RealRetirement® 2050 Fund Administrative Class	12.84%	4.83%	4.83%
PIMCO RealRetirement® 2050 Fund Class D	12.44%	4.48%	4.48%
PIMCO RealRetirement® 2050 Fund Class A	12.53%	4.52%	4.52%
PIMCO RealRetirement® 2050 Fund Class A (adjusted)	6.39%	3.35%	3.35%
PIMCO RealRetirement® 2050 Fund Class C	11.60%	3.73%	3.73%
PIMCO RealRetirement® 2050 Fund Class C (adjusted)	10.60%	3.73%	3.73%
PIMCO RealRetirement® 2050 Fund Class R	12.21%	4.28%	4.28%
Dow Jones Real Return 40+ IndexSM	8.83%	2.66%	2.66%
Lipper Mixed-Asset Target 2050+ Funds Average	10.81%	3.80%	3.80%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.37% for Institutional Class shares, 1.47% for Class P shares, 1.62% for Administrative Class shares, 1.87% for Class D shares, 1.87% for Class A shares, 2.62% for Class C shares, and 2.12% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® 2050 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealRetirement® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealRetirement® Fund’s name.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	An overweight to global equities during most of the reporting period benefited relative performance as the returns of this market were positive.

»	An underweight to emerging market equities detracted from relative performance as the returns of this market were positive during the reporting period.

»	Exposure to real estate investment trusts (“REITs”) benefited absolute returns as the asset class posted positive returns during the reporting period.

»	Exposure to U.S. fixed income, especially within the mortgage-backed securities sector, benefited absolute performance as the asset class posted positive returns during the reporting period.

»

An underweight to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from relative performance as the asset class posted positive returns during the reporting period. However, an overweight to longer-maturity U.S. TIPS (10+ years) added to relative performance as longer-maturity inflation-linked bonds posted strong returns.

ANNUAL REPORT	MARCH 31, 2013	15

PIMCO RealRetirement® Income and Distribution Fund

Institutional Class - PRIEX	Class A - PTNAX
Class P - PTNPX	Class C - PTNCX
Administrative Class - PRNAX	Class R - PTNRX
Class D - PTNDX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

PIMCO Total Return Fund	25.2%
PIMCO Real Return Fund	17.0%
PIMCO Low Duration Fund	10.5%
PIMCO StocksPLUS® Fund	8.6%
PIMCO Short-Term Floating NAV Portfolio	7.7%
Other	31.0%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO RealRetirement® Income and Distribution Fund Institutional Class	9.04%	5.77%	5.77%
PIMCO RealRetirement® Income and Distribution Fund Class P	8.94%	5.67%	5.67%
PIMCO RealRetirement® Income and Distribution Fund Administrative Class	8.85%	5.51%	5.51%
PIMCO RealRetirement® Income and Distribution Fund Class D	8.52%	5.19%	5.19%
PIMCO RealRetirement® Income and Distribution Fund Class A	8.46%	5.19%	5.19%
PIMCO RealRetirement® Income and Distribution Fund Class A (adjusted)	2.53%	4.01%	4.01%
PIMCO RealRetirement® Income and Distribution Fund Class C	7.62%	4.41%	4.41%
PIMCO RealRetirement® Income and Distribution Fund Class C (adjusted)	6.62%	4.41%	4.41%
PIMCO RealRetirement® Income and Distribution Fund Class R	8.26%	4.91%	4.91%
Dow Jones Real Return Today IndexSM	6.58%	5.23%	5.23%
Lipper Mixed-Asset Target Today Funds Average	6.31%	4.72%	4.72%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.19% for Institutional Class shares, 1.29% for Class P shares 1.44% for Administrative Class shares, 1.69% for Class D shares, 1.69% for Class A shares, 2.44% for Class C shares, and 1.94% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® Income and Distribution Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Unlike the other PIMCO RealRetirement® Funds, the Fund does not include a “self-elected” year of retirement in its name because the Fund is managed for shareholders who are retired or about to retire soon and are more focused on preservation of capital and withdrawing portions of their investments.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	An overweight to global equities during most of the reporting period benefited relative performance as the returns of this market were positive.

»	An underweight to emerging market equities detracted from relative performance as the returns of this market were positive during the reporting period.

»	Exposure to real estate investment trusts (“REITs”) benefited absolute returns as the asset class posted positive returns during the reporting period.

»	Exposure to U.S. fixed income, especially within the mortgage-backed securities sector, benefited absolute performance as the asset class posted positive returns during the reporting period.

»

An underweight to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from relative performance as the asset class posted positive returns during the reporting period. However, an overweight to longer-maturity U.S. TIPS (10+ years) added to relative performance as longer-maturity inflation-linked bonds posted strong returns.

16	PIMCO ASSET ALLOCATION FUNDS

PIMCO Global Multi-Asset Fund

Institutional Class - PGAIX	Class A - PGMAX
Class P - PGAPX	Class C - PGMCX
Administrative - PGAAX	Class R - PGMRX
Class D - PGMDX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

Mutual Funds	43.9%
U.S. Treasury Obligations	24.2%
Exchange-Traded Funds	20.2%
Sovereign Issues	5.9%
Short-Term Instruments	1.8%
Other	4.0%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	Fund Inception (10/29/08)
PIMCO Global Multi-Asset Fund Institutional Class	3.93%	8.98%
PIMCO Global Multi-Asset Fund Class P	3.83%	8.87%
PIMCO Global Multi-Asset Fund Administrative Class	3.72%	8.64%
PIMCO Global Multi-Asset Fund Class D	3.35%	8.36%
PIMCO Global Multi-Asset Fund Class A	3.35%	8.37%
PIMCO Global Multi-Asset Fund Class A (adjusted)	-2.37%	7.44%
PIMCO Global Multi-Asset Fund Class C	2.58%	7.57%
PIMCO Global Multi-Asset Fund Class C (adjusted)	1.58%	7.57%
PIMCO Global Multi-Asset Fund Class R	3.02%	8.06%
MSCI World Index	11.85%	12.93%
1 Month LIBOR +5%	5.22%	5.35%
Lipper Global Flexible Portfolio Funds Average	6.80%	10.50%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.46% for Institutional Class shares, 1.56% for Class P shares, for 1.71% Administrative Class Shares, 2.06% for Class D shares, 2.06% for Class A shares, 2.81% for Class C shares, and 2.31% for Class R shares.

Portfolio Insights

»

The PIMCO Global Multi-Asset Fund seeks maximum long-term absolute return, consistent with prudent management of portfolio volatility, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Exposure to developed markets equities benefited returns as the MSCI World Index returned 11.85% during the reporting period.

»	An allocation to emerging markets equities added to returns as the MSCI Emerging Markets Index returned 1.95% during the reporting period.

»	Exposure to U.S. interest rate duration (or sensitivity to changes in market interest rates) contributed to performance as the ten-year U.S. Treasury yield declined over the reporting period.

»

An allocation to emerging market bonds contributed to performance as emerging market sovereign bonds (both local currency and U.S. dollar-denominated) and emerging market corporate bonds all posted positive returns over the reporting period.

»	Exposure to crude oil futures detracted from performance as the sector posted negative returns over the reporting period.

»

Tail-risk hedges, such as put options on U.S. equities (which seek to limit portfolio losses amid large market declines), modestly detracted from performance as the S&P 500 Index gained 13.96% over the reporting period.

ANNUAL REPORT	MARCH 31, 2013	17

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2012 to March 31, 2013 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO All Asset Fund
Institutional Class	$1,000.00	$1,037.10	$0.63	$1,000.00	$1,024.31	$0.63	0.125%
Class P	1,000.00	1,036.70	1.14	1,000.00	1,023.81	1.14	0.225
Administrative Class	1,000.00	1,036.10	1.90	1,000.00	1,023.06	1.89	0.375
Class D	1,000.00	1,035.20	2.66	1,000.00	1,022.31	2.65	0.525
Class A	1,000.00	1,034.70	3.17	1,000.00	1,021.82	3.15	0.625
Class B	1,000.00	1,030.20	6.96	1,000.00	1,018.08	6.92	1.375
Class C	1,000.00	1,031.60	6.96	1,000.00	1,018.08	6.92	1.375
Class R	1,000.00	1,033.10	4.44	1,000.00	1,020.57	4.41	0.875
PIMCO All Asset All Authority Fund
Institutional Class	$1,000.00	$1,025.60	$4.29	$1,000.00	$1,020.69	$4.28	0.85%
Class P	1,000.00	1,025.60	4.80	1,000.00	1,020.19	4.78	0.95
Class D	1,000.00	1,024.50	6.31	1,000.00	1,018.70	6.29	1.25
Class A	1,000.00	1,024.30	6.56	1,000.00	1,018.45	6.54	1.30
Class C	1,000.00	1,019.80	10.32	1,000.00	1,014.71	10.30	2.05

18	PIMCO ASSET ALLOCATION FUNDS

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RealRetirement® 2015 Fund
Institutional Class	$1,000.00	$1,032.70	$1.17	$1,000.00	$1,023.78	$1.16	0.23%
Class P	1,000.00	1,031.90	1.67	1,000.00	1,023.29	1.66	0.33
Administrative Class	1,000.00	1,031.20	2.43	1,000.00	1,022.54	2.42	0.48
Class D	1,000.00	1,029.10	3.69	1,000.00	1,021.29	3.68	0.73
Class A	1,000.00	1,029.70	3.69	1,000.00	1,021.29	3.68	0.73
Class C	1,000.00	1,025.80	7.47	1,000.00	1,017.55	7.44	1.48
Class R	1,000.00	1,029.00	4.96	1,000.00	1,020.04	4.94	0.98
PIMCO RealRetirement® 2020 Fund
Institutional Class	$1,000.00	$1,036.80	$1.12	$1,000.00	$1,023.83	$1.11	0.22%
Class P	1,000.00	1,036.10	1.62	1,000.00	1,023.34	1.61	0.32
Administrative Class	1,000.00	1,035.10	2.38	1,000.00	1,022.59	2.37	0.47
Class D	1,000.00	1,034.80	3.65	1,000.00	1,021.34	3.63	0.72
Class A	1,000.00	1,035.30	3.65	1,000.00	1,021.34	3.63	0.72
Class C	1,000.00	1,030.40	7.44	1,000.00	1,017.60	7.39	1.47
Class R	1,000.00	1,033.10	4.92	1,000.00	1,020.09	4.89	0.97
PIMCO RealRetirement® 2025 Fund
Institutional Class	$1,000.00	$1,045.60	$0.97	$1,000.00	$1,023.98	$0.96	0.19%
Class P	1,000.00	1,044.70	1.48	1,000.00	1,023.49	1.46	0.29
Administrative Class	1,000.00	1,044.50	2.24	1,000.00	1,022.74	2.22	0.44
Class D	1,000.00	1,042.30	3.51	1,000.00	1,021.49	3.48	0.69
Class A	1,000.00	1,042.80	3.51	1,000.00	1,021.49	3.48	0.69
Class C	1,000.00	1,038.70	7.32	1,000.00	1,017.75	7.24	1.44
Class R	1,000.00	1,041.10	4.78	1,000.00	1,020.24	4.73	0.94
PIMCO RealRetirement® 2030 Fund
Institutional Class	$1,000.00	$1,053.80	$1.18	$1,000.00	$1,023.78	$1.16	0.23%
Class P	1,000.00	1,053.00	1.69	1,000.00	1,023.29	1.66	0.33
Administrative Class	1,000.00	1,053.30	2.46	1,000.00	1,022.54	2.42	0.48
Class D	1,000.00	1,051.20	3.73	1,000.00	1,021.29	3.68	0.73
Class A	1,000.00	1,051.10	3.73	1,000.00	1,021.29	3.68	0.73
Class C	1,000.00	1,046.90	7.55	1,000.00	1,017.55	7.44	1.48
Class R	1,000.00	1,050.00	5.01	1,000.00	1,020.04	4.94	0.98
PIMCO RealRetirement® 2035 Fund
Institutional Class	$1,000.00	$1,060.40	$1.13	$1,000.00	$1,023.83	$1.11	0.22%
Class P	1,000.00	1,060.60	1.64	1,000.00	1,023.34	1.61	0.32
Administrative Class	1,000.00	1,059.30	2.41	1,000.00	1,022.59	2.37	0.47
Class D	1,000.00	1,059.30	3.70	1,000.00	1,021.34	3.63	0.72
Class A	1,000.00	1,058.60	3.70	1,000.00	1,021.34	3.63	0.72
Class C	1,000.00	1,054.80	7.53	1,000.00	1,017.60	7.39	1.47
Class R	1,000.00	1,056.90	4.97	1,000.00	1,020.09	4.89	0.97
PIMCO RealRetirement® 2040 Fund
Institutional Class	$1,000.00	$1,064.30	$1.39	$1,000.00	$1,023.59	$1.36	0.27%
Class P	1,000.00	1,063.50	1.90	1,000.00	1,023.09	1.87	0.37
Administrative Class	1,000.00	1,063.20	2.67	1,000.00	1,022.34	2.62	0.52
Class D	1,000.00	1,062.40	3.96	1,000.00	1,021.09	3.88	0.77
Class A	1,000.00	1,062.00	3.96	1,000.00	1,021.09	3.88	0.77
Class C	1,000.00	1,057.40	7.80	1,000.00	1,017.35	7.64	1.52
Class R	1,000.00	1,060.60	5.24	1,000.00	1,019.85	5.14	1.02

ANNUAL REPORT	MARCH 31, 2013	19

Expense Examples (Cont.)

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RealRetirement® 2045 Fund
Institutional Class	$1,000.00	$1,070.10	$1.29	$1,000.00	$1,023.68	$1.26	0.25%
Class P	1,000.00	1,068.30	1.80	1,000.00	1,023.19	1.77	0.35
Administrative Class	1,000.00	1,069.00	2.58	1,000.00	1,022.44	2.52	0.50
Class D	1,000.00	1,067.50	3.87	1,000.00	1,021.19	3.78	0.75
Class A	1,000.00	1,066.70	3.86	1,000.00	1,021.19	3.78	0.75
Class C	1,000.00	1,061.80	7.71	1,000.00	1,017.45	7.54	1.50
Class R	1,000.00	1,065.50	5.15	1,000.00	1,019.95	5.04	1.00
PIMCO RealRetirement® 2050 Fund
Institutional Class	$1,000.00	$1,067.20	$1.34	$1,000.00	$1,023.64	$1.31	0.26%
Class P	1,000.00	1,066.70	1.85	1,000.00	1,023.14	1.82	0.36
Administrative Class	1,000.00	1,065.70	2.63	1,000.00	1,022.39	2.57	0.51
Class D	1,000.00	1,063.30	3.91	1,000.00	1,021.14	3.83	0.76
Class A	1,000.00	1,064.40	3.91	1,000.00	1,021.14	3.83	0.76
Class C	1,000.00	1,060.20	7.76	1,000.00	1,017.40	7.59	1.51
Class R	1,000.00	1,062.70	5.19	1,000.00	1,019.90	5.09	1.01
PIMCO RealRetirement® Income and Distribution Fund
Institutional Class	$1,000.00	$1,031.40	$1.16	$1,000.00	$1,023.78	$1.16	0.23%
Class P	1,000.00	1,030.70	1.67	1,000.00	1,023.29	1.66	0.33
Administrative Class	1,000.00	1,030.60	2.43	1,000.00	1,022.54	2.42	0.48
Class D	1,000.00	1,028.90	3.69	1,000.00	1,021.29	3.68	0.73
Class A	1,000.00	1,028.20	3.69	1,000.00	1,021.29	3.68	0.73
Class C	1,000.00	1,024.70	7.47	1,000.00	1,017.55	7.44	1.48
Class R	1,000.00	1,027.30	4.95	1,000.00	1,020.04	4.94	0.98
PIMCO Global Multi-Asset Fund
Institutional Class	$1,000.00	$1,015.80	$2.66	$1,000.00	$1,022.29	$2.67	0.53%
Class P	1,000.00	1,014.20	3.21	1,000.00	1,021.74	3.23	0.64
Administrative Class	1,000.00	1,013.70	3.61	1,000.00	1,021.34	3.63	0.72
Class D	1,000.00	1,012.10	5.67	1,000.00	1,019.30	5.69	1.13
Class A	1,000.00	1,013.10	5.67	1,000.00	1,019.30	5.69	1.13
Class C	1,000.00	1,008.60	9.41	1,000.00	1,015.56	9.45	1.88
Class R	1,000.00	1,010.40	6.92	1,000.00	1,018.05	6.94	1.38

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

20	PIMCO ASSET ALLOCATION FUNDS

Benchmark Descriptions

Index	Description

1 Month LIBOR +5%	The 1 Month LIBOR +5% benchmark is created by adding 5% to the annual return of 1 Month LIBOR. The 1 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (1 month) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS: 1-10 Year Index	Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

Consumer Price Index + 500 Basis Points	CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Consumer Price Index + 650 Basis Points	CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Dow Jones Real Return 2015 IndexSM	Dow Jones Real Return 2015 IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real Return 2020 IndexSM	Dow Jones Real Return 2020 IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real Return 2025 IndexSM	Dow Jones Real Return 2025 IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real Return 2030 IndexSM	Dow Jones Real Return 2030 IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2013	21

Benchmark Descriptions (Cont.)

Index	Description

Dow Jones Real Return 2035 IndexSM	Dow Jones Real Return 2035 IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real Return 2040 IndexSM	Dow Jones Real Return 2040 IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real Return 2045 IndexSM	Dow Jones Real Return 2045 IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real Return 40+ IndexSM	Dow Jones Real Return 40+ IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real Return Today IndexSM	Dow Jones Real Return Today IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

22	PIMCO ASSET ALLOCATION FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2013	23

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO All Asset Fund
Institutional Class
03/31/2013	$12.14	$0.71	$0.45	$1.16	$(0.72)	$0.00	$0.00	$(0.72)
03/31/2012	12.38	0.82	(0.20)	0.62	(0.86)	0.00	0.00	(0.86)
03/31/2011	11.69	0.99	0.64	1.63	(0.94)	0.00	0.00	(0.94)
03/31/2010	9.75	0.94	1.90	2.84	(0.90)	0.00	0.00	(0.90)
03/31/2009	12.61	0.64	(2.85)	(2.21)	(0.65)	0.00	0.00	(0.65)
Class P
03/31/2013	12.14	0.72	0.42	1.14	(0.68)	0.00	0.00	(0.68)
03/31/2012	12.38	0.83	(0.23)	0.60	(0.84)	0.00	0.00	(0.84)
03/31/2011	11.70	1.05	0.56	1.61	(0.93)	0.00	0.00	(0.93)
03/31/2010	9.76	1.06	1.77	2.83	(0.89)	0.00	0.00	(0.89)
04/30/2008 - 03/31/2009	12.73	0.67	(3.00)	(2.33)	(0.64)	0.00	0.00	(0.64)
Administrative Class
03/31/2013	12.11	0.69	0.43	1.12	(0.63)	0.00	0.00	(0.63)
03/31/2012	12.36	0.79	(0.21)	0.58	(0.83)	0.00	0.00	(0.83)
03/31/2011	11.68	1.01	0.58	1.59	(0.91)	0.00	0.00	(0.91)
03/31/2010	9.74	0.95	1.87	2.82	(0.88)	0.00	0.00	(0.88)
03/31/2009	12.59	0.58	(2.81)	(2.23)	(0.62)	0.00	0.00	(0.62)
Class D
03/31/2013	12.06	0.67	0.43	1.10	(0.58)	0.00	0.00	(0.58)
03/31/2012	12.31	0.76	(0.20)	0.56	(0.81)	0.00	0.00	(0.81)
03/31/2011	11.64	1.01	0.56	1.57	(0.90)	0.00	0.00	(0.90)
03/31/2010	9.71	0.94	1.85	2.79	(0.86)	0.00	0.00	(0.86)
03/31/2009	12.56	0.55	(2.81)	(2.26)	(0.59)	0.00	0.00	(0.59)
Class A
03/31/2013	12.04	0.64	0.44	1.08	(0.53)	0.00	0.00	(0.53)
03/31/2012	12.29	0.74	(0.19)	0.55	(0.80)	0.00	0.00	(0.80)
03/31/2011	11.62	0.94	0.60	1.54	(0.87)	0.00	0.00	(0.87)
03/31/2010	9.70	0.87	1.89	2.76	(0.84)	0.00	0.00	(0.84)
03/31/2009	12.54	0.56	(2.82)	(2.26)	(0.58)	0.00	0.00	(0.58)
Class B
03/31/2013	11.97	0.49	0.49	0.98	(0.27)	0.00	0.00	(0.27)
03/31/2012	12.21	0.60	(0.14)	0.46	(0.70)	0.00	0.00	(0.70)
03/31/2011	11.54	0.72	0.72	1.44	(0.77)	0.00	0.00	(0.77)
03/31/2010	9.64	0.75	1.90	2.65	(0.75)	0.00	0.00	(0.75)
03/31/2009	12.47	0.46	(2.79)	(2.33)	(0.50)	0.00	0.00	(0.50)
Class C
03/31/2013	11.90	0.55	0.43	0.98	(0.32)	0.00	0.00	(0.32)
03/31/2012	12.16	0.65	(0.19)	0.46	(0.72)	0.00	0.00	(0.72)
03/31/2011	11.51	0.83	0.61	1.44	(0.79)	0.00	0.00	(0.79)
03/31/2010	9.62	0.77	1.88	2.65	(0.76)	0.00	0.00	(0.76)
03/31/2009	12.45	0.47	(2.80)	(2.33)	(0.50)	0.00	0.00	(0.50)
Class R
03/31/2013	11.98	0.64	0.41	1.05	(0.49)	0.00	0.00	(0.49)
03/31/2012	12.24	0.72	(0.21)	0.51	(0.77)	0.00	0.00	(0.77)
03/31/2011	11.59	0.98	0.53	1.51	(0.86)	0.00	0.00	(0.86)
03/31/2010	9.69	0.98	1.74	2.72	(0.82)	0.00	0.00	(0.82)
03/31/2009	12.55	0.60	(2.90)	(2.30)	(0.56)	0.00	0.00	(0.56)

PIMCO All Asset All Authority Fund
Institutional Class
03/31/2013	$10.63	$0.72	$0.27	$0.99	$(0.69)	$0.00	$0.00	$(0.69)
03/31/2012	10.80	0.91	(0.20)	0.71	(0.88)	0.00	0.00	(0.88)
03/31/2011	10.37	0.87	0.31	1.18	(0.72)	(0.03)	0.00	(0.75)
03/31/2010	9.06	0.97	1.17	2.14	(0.83)	0.00	0.00	(0.83)
03/31/2009	10.99	0.58	(1.86)	(1.28)	(0.53)	(0.12)	0.00	(0.65)

Please see footnotes on page 38.

24	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate**

$12.58	9.65%	$26,626,154	0.125%		0.225%		0.125%		0.225%		5.69%	36%
12.14	5.34	21,691,755	0.155		0.225		0.155		0.225		6.72	56
12.38	14.35	16,140,734	0.165		0.225		0.165		0.225		8.15	77
11.69	29.57	11,900,977	0.245		0.225		0.245		0.225		8.23	78
9.75	(17.90)	9,006,687	0.205		0.225		0.205		0.225		5.70	89

12.60	9.54	1,507,357	0.225		0.325		0.225		0.325		5.73	36
12.14	5.25	971,650	0.255		0.325		0.255		0.325		6.80	56
12.38	14.15	605,583	0.265		0.325		0.265		0.325		8.57	77
11.70	29.45	241,450	0.345		0.325		0.345		0.325		9.17	78
9.76	(18.62)	7,770	0.305	*	0.325	*	0.305	*	0.325	*	7.64 *	89

12.60	9.38	487,385	0.375		0.475		0.375		0.475		5.58	36
12.11	5.03	355,331	0.405		0.475		0.405		0.475		6.48	56
12.36	14.02	269,338	0.415		0.475		0.415		0.475		8.29	77
11.68	29.32	163,748	0.495		0.475		0.495		0.475		8.31	78
9.74	(18.07)	100,063	0.455		0.475		0.455		0.475		5.10	89

12.58	9.21	1,071,887	0.525		0.625		0.525		0.625		5.40	36
12.06	4.90	809,555	0.555		0.625		0.555		0.625		6.26	56
12.31	13.84	673,857	0.565		0.625		0.565		0.625		8.28	77
11.64	29.13	331,333	0.645		0.625		0.645		0.625		8.25	78
9.71	(18.31)	191,631	0.705	(b)	0.725	(b)	0.705	(b)	0.725	(b)	4.92	89

12.59	9.08	2,230,692	0.625		0.725		0.625		0.725		5.18	36
12.04	4.80	2,015,779	0.665	(c)	0.735	(c)	0.665	(c)	0.735	(c)	6.12	56
12.29	13.64	1,806,797	0.765		0.825		0.765		0.825		7.72	77
11.62	28.80	1,200,093	0.845		0.825		0.845		0.825		7.68	78
9.70	(18.33)	990,893	0.805		0.825		0.805		0.825		5.01	89

12.68	8.21	26,672	1.375		1.475		1.375		1.475		4.00	36
11.97	4.05	46,577	1.415	(c)	1.485	(c)	1.415	(c)	1.485	(c)	5.00	56
12.21	12.79	85,559	1.515		1.575		1.515		1.575		6.03	77
11.54	27.82	141,265	1.595		1.575		1.595		1.575		6.72	78
9.64	(18.98)	137,548	1.555		1.575		1.555		1.575		4.12	89

12.56	8.31	2,141,098	1.375		1.475		1.375		1.475		4.45	36
11.90	4.05	1,807,849	1.415	(c)	1.485	(c)	1.415	(c)	1.485	(c)	5.43	56
12.16	12.82	1,566,715	1.515		1.575		1.515		1.575		6.95	77
11.51	27.83	1,062,366	1.595		1.575		1.595		1.575		6.92	78
9.62	(18.99)	836,206	1.555		1.575		1.555		1.575		4.26	89

12.54	8.81	140,896	0.875		0.975		0.875		0.975		5.17	36
11.98	4.51	78,655	0.965	(d)	1.035	(d)	0.965	(d)	1.035	(d)	6.03	56
12.24	13.33	46,994	1.065		1.125		1.065		1.125		8.06	77
11.59	28.44	10,365	1.145		1.125		1.145		1.125		8.55	78
9.69	(18.60)	2,031	1.105		1.125		1.105		1.125		5.70	89

$10.93	9.40%	$15,915,147	0.83	%(e)	0.87	%(e)	0.21%		0.25%		6.56%	18%
10.63	7.11	7,813,207	0.69	(e)	0.72	(e)	0.22		0.25		8.51	55
10.80	11.65	4,370,025	0.56	(e)	0.56	(e)	0.25		0.25		8.01	68
10.37	23.98	1,742,748	0.44	(e)	0.44	(e)	0.25		0.25		9.34	45
9.06	(11.73)	635,426	0.55	(e)	0.55	(e)	0.25		0.25		5.96	117

Please see footnotes on page 38.

ANNUAL REPORT	MARCH 31, 2013	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO All Asset All Authority Fund (Cont.)
Class P
03/31/2013	$10.62	$0.70	$0.29	$0.99	$(0.67)	$0.00	$0.00	$(0.67)
03/31/2012	10.79	0.92	(0.22)	0.70	(0.87)	0.00	0.00	(0.87)
03/31/2011	10.37	0.85	0.31	1.16	(0.71)	(0.03)	0.00	(0.74)
03/31/2010	9.06	1.09	1.05	2.14	(0.83)	0.00	0.00	(0.83)
07/10/2008 - 03/31/2009	11.01	0.98	(2.36)	(1.38)	(0.45)	(0.12)	0.00	(0.57)
Class D
03/31/2013	10.54	0.66	0.28	0.94	(0.58)	0.00	0.00	(0.58)
03/31/2012	10.71	0.86	(0.19)	0.67	(0.84)	0.00	0.00	(0.84)
03/31/2011	10.30	0.79	0.33	1.12	(0.68)	(0.03)	0.00	(0.71)
03/31/2010	9.02	1.00	1.08	2.08	(0.80)	0.00	0.00	(0.80)
03/31/2009	10.94	0.38	(1.69)	(1.31)	(0.49)	(0.12)	0.00	(0.61)
Class A
03/31/2013	10.56	0.65	0.30	0.95	(0.57)	0.00	0.00	(0.57)
03/31/2012	10.74	0.84	(0.18)	0.66	(0.84)	0.00	0.00	(0.84)
03/31/2011	10.33	0.78	0.33	1.11	(0.67)	(0.03)	0.00	(0.70)
03/31/2010	9.03	0.85	1.23	2.08	(0.78)	0.00	0.00	(0.78)
03/31/2009	10.96	0.55	(1.88)	(1.33)	(0.48)	(0.12)	0.00	(0.60)
Class C
03/31/2013	10.46	0.57	0.28	0.85	(0.37)	0.00	0.00	(0.37)
03/31/2012	10.65	0.77	(0.19)	0.58	(0.77)	0.00	0.00	(0.77)
03/31/2011	10.26	0.72	0.30	1.02	(0.60)	(0.03)	0.00	(0.63)
03/31/2010	8.99	0.80	1.18	1.98	(0.71)	0.00	0.00	(0.71)
03/31/2009	10.92	0.50	(1.90)	(1.40)	(0.41)	(0.12)	0.00	(0.53)

PIMCO RealRetirement® 2015 Fund
Institutional Class
03/31/2013	$9.97	$0.42	$0.44	$0.86	$(0.47)	$0.00	$0.00	$(0.47)
06/30/2011 - 03/31/2012	10.00	0.37	(0.20)	0.17	(0.20)	0.00	0.00	(0.20)
Class P
03/31/2013	9.97	0.56	0.29	0.85	(0.46)	0.00	0.00	(0.46)
10/31/2011 - 03/31/2012	9.90	0.20	0.07	0.27	(0.20)	0.00	0.00	(0.20)
Administrative Class
03/31/2013	9.95	0.45	0.39	0.84	(0.43)	0.00	0.00	(0.43)
06/30/2011 - 03/31/2012	10.00	0.26	(0.11)	0.15	(0.20)	0.00	0.00	(0.20)
Class D
03/31/2013	9.96	0.43	0.37	0.80	(0.38)	0.00	0.00	(0.38)
06/30/2011 - 03/31/2012	10.00	0.21	(0.07)	0.14	(0.18)	0.00	0.00	(0.18)
Class A
03/31/2013	9.96	0.40	0.41	0.81	(0.37)	0.00	0.00	(0.37)
06/30/2011 - 03/31/2012	10.00	0.18	(0.04)	0.14	(0.18)	0.00	0.00	(0.18)
Class C
03/31/2013	9.94	0.31	0.42	0.73	(0.25)	0.00	0.00	(0.25)
06/30/2011 - 03/31/2012	10.00	0.22	(0.14)	0.08	(0.14)	0.00	0.00	(0.14)
Class R
03/31/2013	9.95	0.39	0.39	0.78	(0.39)	0.00	0.00	(0.39)
06/30/2011 - 03/31/2012	10.00	0.22	(0.11)	0.11	(0.16)	0.00	0.00	(0.16)

PIMCO RealRetirement® 2020 Fund
Institutional Class
03/31/2013	$8.17	$0.38	$0.35	$0.73	$(0.38)	$0.00	$(0.05)	$(0.43)
03/31/2012	8.28	0.41	(0.18)	0.23	(0.31)	(0.03)	0.00	(0.34)
03/31/2011	8.10	0.60	0.17	0.77	(0.59)	0.00	0.00	(0.59)
03/31/2010	6.40	0.36	1.64	2.00	(0.30)	0.00	0.00	(0.30)
03/31/2009	10.00	0.41	(2.57)	(2.16)	(0.36)	(1.08)	0.00	(1.44)
Class P
03/31/2013	8.18	0.47	0.24	0.71	(0.37)	0.00	(0.05)	(0.42)
10/31/2011 - 03/31/2012	8.18	0.15	0.07	0.22	(0.19)	(0.03)	0.00	(0.22)

Please see footnotes on page 38.

26	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$10.94	9.35%	$6,376,178	0.93	%(e)	0.97	%(e)	0.31%		0.35%		6.41%		18%
10.62	7.02	2,999,496	0.79	(e)	0.82	(e)	0.32		0.35		8.59		55
10.79	11.46	1,651,590	0.66	(e)	0.66	(e)	0.35		0.35		7.82		68
10.37	23.91	530,846	0.54	(e)	0.54	(e)	0.35		0.35		10.42		45
9.06	(12.59)	250	0.58	*(e)	0.58	*(e)	0.35	*	0.35	*	14.98	*	117

10.90	8.98	1,994,391	1.23	(e)	1.27	(e)	0.61		0.65		6.04		18
10.54	6.79	1,146,466	1.09	(e)	1.12	(e)	0.62		0.65		8.17		55
10.71	11.13	646,732	0.96	(e)	0.96	(e)	0.65		0.65		7.34		68
10.30	23.38	292,246	0.84	(e)	0.84	(e)	0.65		0.65		9.63		45
9.02	(12.07)	57,816	1.05	(b)(e)	1.05	(b)(e)	0.75	(b)	0.75	(b)	3.87		117

10.94	9.01	5,312,366	1.28	(e)	1.32	(e)	0.66		0.70		5.98		18
10.56	6.60	3,163,944	1.15	(e)(f)	1.18	(e)(f)	0.68	(f)	0.71	(f)	7.87		55
10.74	10.92	2,181,350	1.16	(e)	1.16	(e)	0.85		0.85		7.27		68
10.33	23.29	899,594	1.04	(e)	1.04	(e)	0.85		0.85		8.28		45
9.03	(12.25)	544,594	1.16	(e)	1.16	(e)	0.85		0.85		5.63		117

10.94	8.11	4,592,645	2.03	(e)	2.07	(e)	1.41		1.45		5.29		18
10.46	5.87	2,540,771	1.90	(e)(f)	1.93	(e)(f)	1.43	(f)	1.46	(f)	7.28		55
10.65	10.11	1,562,700	1.91	(e)	1.91	(e)	1.60		1.60		6.70		68
10.26	22.28	582,851	1.79	(e)	1.79	(e)	1.60		1.60		7.79		45
8.99	(12.87)	248,865	1.91	(e)	1.91	(e)	1.60		1.60		5.10		117

$10.36	8.77%	$16,901	0.23%		0.75%		0.23%		0.75%		4.08%		12%
9.97	1.75	8,663	0.31	*	1.00	*	0.31	*	1.00	*	4.90	*	24

10.36	8.67	234	0.33		0.85		0.33		0.85		5.42		12
9.97	2.74	10	0.41	*	1.10	*	0.41	*	1.10	*	4.89	*	24

10.36	8.51	25,740	0.48		1.00		0.48		1.00		4.34		12
9.95	1.50	8,747	0.56	*	1.25	*	0.56	*	1.25	*	3.46	*	24

10.38	8.15	1,344	0.73		1.25		0.73		1.25		4.13		12
9.96	1.45	377	0.81	*	1.50	*	0.81	*	1.50	*	2.76	*	24

10.40	8.24	3,209	0.73		1.25		0.73		1.25		3.85		12
9.96	1.48	1,630	0.81	*	1.50	*	0.81	*	1.50	*	2.43	*	24

10.42	7.35	529	1.48		2.00		1.48		2.00		3.04		12
9.94	0.87	209	1.56	*	2.25	*	1.56	*	2.25	*	2.91	*	24

10.34	7.96	184	0.98		1.50		0.98		1.50		3.72		12
9.95	1.17	10	1.06	*	1.75	*	1.06	*	1.75	*	2.94	*	24

$8.47	9.03%	$31,921	0.22%		0.75%		0.22%		0.75%		4.46%		11%
8.17	2.93	18,089	0.31		0.75		0.31		0.75		4.95		25
8.28	9.69	4,748	0.40		0.75		0.40		0.75		7.24		1
8.10	31.41	3,350	0.39		0.75		0.39		0.75		4.68		13
6.40	(21.76)	2,346	0.22		2.51		0.22		2.51		4.92		232

8.47	8.80	249	0.32		0.85		0.32		0.85		5.49		11
8.18	2.76	10	0.41	*	0.85	*	0.41	*	0.85	*	4.48	*	25

Please see footnotes on page 38.

ANNUAL REPORT	MARCH 31, 2013	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO RealRetirement® 2020 Fund (Cont.)
Administrative Class
03/31/2013	$8.31	$0.38	$0.34	$0.72	$(0.34)	$0.00	$(0.05)	$(0.39)
03/31/2012	8.42	0.37	(0.16)	0.21	(0.29)	(0.03)	0.00	(0.32)
03/31/2011	8.15	0.59	0.17	0.76	(0.49)	0.00	0.00	(0.49)
03/31/2010	6.40	0.88	1.10	1.98	(0.23)	0.00	0.00	(0.23)
06/30/2008 - 03/31/2009	9.92	0.32	(2.44)	(2.12)	(0.32)	(1.08)	0.00	(1.40)
Class D
03/31/2013	8.14	0.32	0.36	0.68	(0.28)	0.00	(0.05)	(0.33)
03/31/2012	8.25	0.28	(0.09)	0.19	(0.27)	(0.03)	0.00	(0.30)
03/31/2011	8.07	0.54	0.18	0.72	(0.54)	0.00	0.00	(0.54)
03/31/2010	6.39	0.49	1.46	1.95	(0.27)	0.00	0.00	(0.27)
03/31/2009	10.00	0.44	(2.65)	(2.21)	(0.32)	(1.08)	0.00	(1.40)
Class A
03/31/2013	8.13	0.36	0.32	0.68	(0.30)	0.00	(0.05)	(0.35)
03/31/2012	8.24	0.28	(0.09)	0.19	(0.27)	(0.03)	0.00	(0.30)
03/31/2011	8.06	0.54	0.18	0.72	(0.54)	0.00	0.00	(0.54)
03/31/2010	6.39	0.38	1.55	1.93	(0.26)	0.00	0.00	(0.26)
03/31/2009	10.00	0.45	(2.66)	(2.21)	(0.32)	(1.08)	0.00	(1.40)
Class C
03/31/2013	8.12	0.25	0.37	0.62	(0.17)	0.00	(0.05)	(0.22)
03/31/2012	8.23	0.21	(0.08)	0.13	(0.21)	(0.03)	0.00	(0.24)
03/31/2011	8.06	0.47	0.19	0.66	(0.49)	0.00	0.00	(0.49)
03/31/2010	6.39	0.41	1.48	1.89	(0.22)	0.00	0.00	(0.22)
07/31/2008 - 03/31/2009	9.74	0.25	(2.24)	(1.99)	(0.28)	(1.08)	0.00	(1.36)
Class R
03/31/2013	8.15	0.30	0.37	0.67	(0.25)	0.00	(0.05)	(0.30)
03/31/2012	8.25	0.24	(0.07)	0.17	(0.24)	(0.03)	0.00	(0.27)
03/31/2011	8.07	0.51	0.19	0.70	(0.52)	0.00	0.00	(0.52)
03/31/2010	6.40	0.42	1.51	1.93	(0.26)	0.00	0.00	(0.26)
07/31/2008 - 03/31/2009	9.74	0.28	(2.24)	(1.96)	(0.30)	(1.08)	0.00	(1.38)

PIMCO RealRetirement® 2025 Fund
Institutional Class
03/31/2013	$9.87	$0.47	$0.46	$0.93	$(0.48)	$0.00	$(0.03)	$(0.51)
06/30/2011 - 03/31/2012	10.00	0.50	(0.39)	0.11	(0.24)	0.00	0.00	(0.24)
Class P
03/31/2013	9.87	0.62	0.30	0.92	(0.47)	0.00	(0.03)	(0.50)
10/31/2011 - 03/31/2012	9.71	0.27	0.13	0.40	(0.24)	0.00	0.00	(0.24)
Administrative Class
03/31/2013	9.85	0.49	0.42	0.91	(0.44)	0.00	(0.03)	(0.47)
06/30/2011 - 03/31/2012	10.00	0.33	(0.24)	0.09	(0.24)	0.00	0.00	(0.24)
Class D
03/31/2013	9.84	0.47	0.42	0.89	(0.40)	0.00	(0.03)	(0.43)
06/30/2011 - 03/31/2012	10.00	0.34	(0.27)	0.07	(0.23)	0.00	0.00	(0.23)
Class A
03/31/2013	9.85	0.51	0.38	0.89	(0.40)	0.00	(0.03)	(0.43)
06/30/2011 - 03/31/2012	10.00	0.21	(0.13)	0.08	(0.23)	0.00	0.00	(0.23)
Class C
03/31/2013	9.82	0.31	0.49	0.80	(0.27)	0.00	(0.03)	(0.30)
06/30/2011 - 03/31/2012	10.00	0.30	(0.28)	0.02	(0.20)	0.00	0.00	(0.20)
Class R
03/31/2013	9.84	0.28	0.57	0.85	(0.36)	0.00	(0.03)	(0.39)
06/30/2011 - 03/31/2012	10.00	0.26	(0.21)	0.05	(0.21)	0.00	0.00	(0.21)

Please see footnotes on page 38.

28	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$8.64	8.74%	$41,461	0.47%		1.00%		0.47%		1.00%		4.41%		11%
8.31	2.69	17,612	0.56		1.00		0.56		1.00		4.44		25
8.42	9.52	374	0.65		1.00		0.65		1.00		7.05		1
8.15	31.07	26	0.73		1.00		0.73		1.00		10.98		13
6.40	(21.42)	8	0.47	*	3.46	*	0.47	*	3.46	*	5.42	*	232

8.49	8.51	3,668	0.72		1.25		0.72		1.25		3.77		11
8.14	2.46	2,600	0.82	(c)	1.26	(c)	0.82	(c)	1.26	(c)	3.43		25
8.25	9.15	1,847	1.00		1.35		1.00		1.35		6.52		1
8.07	30.61	1,001	1.03		1.35		1.03		1.35		6.28		13
6.39	(22.24)	114	0.93		7.44		0.93		7.44		6.35		232

8.46	8.47	8,028	0.72		1.25		0.72		1.25		4.24		11
8.13	2.48	3,077	0.82	(c)	1.26	(c)	0.82	(c)	1.26	(c)	3.48		25
8.24	9.15	2,068	1.00		1.35		1.00		1.35		6.50		1
8.06	30.37	1,036	1.03		1.35		1.03		1.35		4.93		13
6.39	(22.23)	209	0.82		4.29		0.82		4.29		5.59		232

8.52	7.66	2,112	1.47		2.00		1.47		2.00		3.01		11
8.12	1.72	1,122	1.57	(c)	2.01	(c)	1.57	(c)	2.01	(c)	2.60		25
8.23	8.33	1,106	1.75		2.10		1.75		2.10		5.69		1
8.06	29.69	488	1.78		2.10		1.78		2.10		5.18		13
6.39	(20.57)	8	1.59	*	4.92	*	1.59	*	4.92	*	4.95	*	232

8.52	8.27	1,155	0.97		1.50		0.97		1.50		3.57		11
8.15	2.19	692	1.07	(c)	1.51	(c)	1.07	(c)	1.51	(c)	2.93		25
8.25	8.87	765	1.25		1.60		1.25		1.60		6.17		1
8.07	30.22	466	1.33		1.60		1.33		1.60		5.28		13
6.40	(20.25)	8	1.09	*	4.42	*	1.09	*	4.42	*	5.45	*	232

$10.29	9.60%	$23,011	0.19%		0.75%		0.19%		0.75%		4.60%		9%
9.87	1.20	10,159	0.26	*	0.95	*	0.26	*	0.95	*	6.82	*	27

10.29	9.49	943	0.29		0.85		0.29		0.85		6.05		9
9.87	4.19	10	0.36	*	1.05	*	0.36	*	1.05	*	6.71	*	27

10.29	9.36	39,958	0.44		1.00		0.44		1.00		4.80		9
9.85	0.95	12,019	0.51	*	1.20	*	0.51	*	1.20	*	4.49	*	27

10.30	9.15	1,891	0.69		1.25		0.69		1.25		4.59		9
9.84	0.76	311	0.76	*	1.45	*	0.76	*	1.45	*	4.59	*	27

10.31	9.12	2,571	0.69		1.25		0.69		1.25		5.06		9
9.85	0.82	579	0.76	*	1.45	*	0.76	*	1.45	*	2.83	*	27

10.32	8.28	328	1.44		2.00		1.44		2.00		3.03		9
9.82	0.23	48	1.51	*	2.20	*	1.51	*	2.20	*	4.08	*	27

10.30	8.75	391	0.94		1.50		0.94		1.50		2.78		9
9.84	0.59	81	1.01	*	1.70	*	1.01	*	1.70	*	3.47	*	27

Please see footnotes on page 38.

ANNUAL REPORT	MARCH 31, 2013	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO RealRetirement® 2030 Fund
Institutional Class
03/31/2013	$7.68	$0.42	$0.40	$0.82	$(0.37)	$0.00	$(0.07)	$(0.44)
03/31/2012	7.93	0.43	(0.34)	0.09	(0.32)	(0.02)	0.00	(0.34)
03/31/2011	7.76	0.59	0.22	0.81	(0.64)	0.00	0.00	(0.64)
03/31/2010	5.92	0.37	1.78	2.15	(0.24)	(0.07)	0.00	(0.31)
03/31/2009	10.00	0.39	(3.07)	(2.68)	(0.32)	(1.08)	0.00	(1.40)
Class P
03/31/2013	7.68	0.50	0.31	0.81	(0.36)	0.00	(0.07)	(0.43)
10/31/2011 - 03/31/2012	7.66	0.20	0.04	0.24	(0.20)	(0.02)	0.00	(0.22)
Administrative Class
03/31/2013	7.68	0.39	0.40	0.79	(0.33)	0.00	(0.07)	(0.40)
03/31/2012	7.93	0.45	(0.37)	0.08	(0.31)	(0.02)	0.00	(0.33)
03/31/2011	7.76	0.57	0.23	0.80	(0.63)	0.00	0.00	(0.63)
03/31/2010	5.93	0.32	1.81	2.13	(0.23)	(0.07)	0.00	(0.30)
06/30/2008 - 03/31/2009	9.97	0.29	(2.95)	(2.66)	(0.30)	(1.08)	0.00	(1.38)
Class D
03/31/2013	7.63	0.34	0.43	0.77	(0.28)	0.00	(0.07)	(0.35)
03/31/2012	7.89	0.35	(0.30)	0.05	(0.29)	(0.02)	0.00	(0.31)
03/31/2011	7.73	0.57	0.19	0.76	(0.60)	0.00	0.00	(0.60)
03/31/2010	5.91	0.58	1.52	2.10	(0.21)	(0.07)	0.00	(0.28)
03/31/2009	10.00	0.14	(2.87)	(2.73)	(0.28)	(1.08)	0.00	(1.36)
Class A
03/31/2013	7.63	0.40	0.37	0.77	(0.30)	0.00	(0.07)	(0.37)
03/31/2012	7.89	0.32	(0.27)	0.05	(0.29)	(0.02)	0.00	(0.31)
03/31/2011	7.73	0.54	0.22	0.76	(0.60)	0.00	0.00	(0.60)
03/31/2010	5.91	0.45	1.65	2.10	(0.21)	(0.07)	0.00	(0.28)
03/31/2009	10.00	0.30	(3.02)	(2.72)	(0.29)	(1.08)	0.00	(1.37)
Class C
03/31/2013	7.59	0.24	0.46	0.70	(0.12)	0.00	(0.07)	(0.19)
03/31/2012	7.84	0.26	(0.26)	0.00	(0.23)	(0.02)	0.00	(0.25)
03/31/2011	7.69	0.50	0.20	0.70	(0.55)	0.00	0.00	(0.55)
03/31/2010	5.90	0.46	1.57	2.03	(0.17)	(0.07)	0.00	(0.24)
07/31/2008 - 03/31/2009	9.73	0.10	(2.57)	(2.47)	(0.28)	(1.08)	0.00	(1.36)
Class R
03/31/2013	7.66	0.30	0.45	0.75	(0.25)	0.00	(0.07)	(0.32)
03/31/2012	7.90	0.25	(0.21)	0.04	(0.26)	(0.02)	0.00	(0.28)
03/31/2011	7.74	0.53	0.21	0.74	(0.58)	0.00	0.00	(0.58)
03/31/2010	5.92	0.47	1.62	2.09	(0.20)	(0.07)	0.00	(0.27)
07/31/2008 - 03/31/2009	9.73	0.25	(2.71)	(2.46)	(0.27)	(1.08)	0.00	(1.35)

PIMCO RealRetirement® 2035 Fund
Institutional Class
03/31/2013	$9.68	$0.59	$0.53	$1.12	$(0.52)	$0.00	$(0.05)	$(0.57)
06/30/2011 - 03/31/2012	10.00	0.58	(0.57)	0.01	(0.33)	0.00	0.00	(0.33)
Class P
03/31/2013	9.68	0.70	0.41	1.11	(0.51)	0.00	(0.05)	(0.56)
10/31/2011 - 03/31/2012	9.57	0.35	0.08	0.43	(0.32)	0.00	0.00	(0.32)
Administrative Class
03/31/2013	9.67	0.51	0.57	1.08	(0.47)	0.00	(0.05)	(0.52)
06/30/2011 - 03/31/2012	10.00	0.38	(0.39)	(0.01)	(0.32)	0.00	0.00	(0.32)
Class D
03/31/2013	9.66	0.54	0.54	1.08	(0.45)	0.00	(0.05)	(0.50)
06/30/2011 - 03/31/2012	10.00	0.42	(0.45)	(0.03)	(0.31)	0.00	0.00	(0.31)
Class A
03/31/2013	9.67	0.69	0.38	1.07	(0.46)	0.00	(0.05)	(0.51)
06/30/2011 - 03/31/2012	10.00	0.35	(0.37)	(0.02)	(0.31)	0.00	0.00	(0.31)

Please see footnotes on page 38.

30	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$8.06	10.83%	$28,693	0.23%		0.80%		0.23%		0.80%		5.23%		3%
7.68	1.33	10,070	0.35		0.80		0.35		0.80		5.64		21
7.93	10.83	4,098	0.44		0.80		0.44		0.80		7.43		3
7.76	36.55	3,607	0.41		0.80		0.41		0.80		5.08		9
5.92	(27.14)	2,186	0.26		2.69		0.26		2.69		4.72		233

8.06	10.72	817	0.33		0.90		0.33		0.90		6.30		3
7.68	3.26	10	0.45	*	0.90	*	0.45	*	0.90	*	6.41	*	21

8.07	10.49	49,990	0.48		1.05		0.48		1.05		4.86		3
7.68	1.15	16,505	0.60		1.05		0.60		1.05		5.84		21
7.93	10.58	11	0.69		1.05		0.69		1.05		7.26		3
7.76	36.00	10	0.66		1.05		0.66		1.05		4.45		9
5.93	(27.03)	7	0.51	*	3.73	*	0.51	*	3.73	*	5.17	*	233

8.05	10.26	3,231	0.73		1.30		0.73		1.30		4.27		3
7.63	0.77	2,250	0.86	(c)	1.31	(c)	0.86	(c)	1.31	(c)	4.50		21
7.89	10.15	1,317	1.04		1.40		1.04		1.40		7.24		3
7.73	35.74	894	1.05		1.40		1.05		1.40		7.68		9
5.91	(27.57)	50	0.98		9.28		0.98		9.28		1.93		233

8.03	10.28	7,599	0.73		1.30		0.73		1.30		5.10		3
7.63	0.78	2,186	0.86	(c)	1.31	(c)	0.86	(c)	1.31	(c)	4.20		21
7.89	10.14	941	1.04		1.40		1.04		1.40		6.85		3
7.73	35.68	565	1.05		1.40		1.05		1.40		6.09		9
5.91	(27.55)	64	0.93		7.18		0.93		7.18		3.86		233

8.10	9.36	1,136	1.48		2.05		1.48		2.05		3.02		3
7.59	0.16	1,386	1.61	(c)	2.06	(c)	1.61	(c)	2.06	(c)	3.44		21
7.84	9.29	1,455	1.79		2.15		1.79		2.15		6.40		3
7.69	34.55	872	1.80		2.15		1.80		2.15		6.20		9
5.90	(25.73)	81	1.72	*	8.31	*	1.72	*	8.31	*	2.44	*	233

8.09	9.97	1,109	0.98		1.55		0.98		1.55		3.82		3
7.66	0.57	450	1.11	(c)	1.56	(c)	1.11	(c)	1.56	(c)	3.27		21
7.90	9.86	250	1.29		1.65		1.29		1.65		6.73		3
7.74	35.37	2	1.34		1.65		1.34		1.65		6.18		9
5.92	(25.60)	8	1.13	*	4.90	*	1.13	*	4.90	*	5.29	*	233

$10.23	11.81%	$24,627	0.22%		0.80%		0.22%		0.80%		5.90%		3%
9.68	0.22	8,282	0.31	*	1.05	*	0.31	*	1.05	*	8.06	*	29

10.23	11.70	1,119	0.32		0.90		0.32		0.90		6.94		3
9.68	4.68	11	0.41	*	1.15	*	0.41	*	1.15	*	8.83	*	29

10.23	11.45	31,532	0.47		1.05		0.47		1.05		5.08		3
9.67	0.07	10,448	0.56	*	1.30	*	0.56	*	1.30	*	5.33	*	29

10.24	11.36	798	0.72		1.30		0.72		1.30		5.37		3
9.66	(0.17)	108	0.81	*	1.55	*	0.81	*	1.55	*	5.78	*	29

10.23	11.30	1,627	0.72		1.30		0.72		1.30		6.88		3
9.67	(0.08)	41	0.81	*	1.55	*	0.81	*	1.55	*	4.89	*	29

Please see footnotes on page 38.

ANNUAL REPORT	MARCH 31, 2013	31

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO RealRetirement® 2035 Fund (Cont.)
Class C
03/31/2013	$9.63	$0.41	$0.58	$0.99	$(0.26)	$0.00	$(0.05)	$(0.31)
06/30/2011 - 03/31/2012	10.00	0.40	(0.48)	(0.08)	(0.29)	0.00	0.00	(0.29)
Class R
03/31/2013	9.66	0.24	0.80	1.04	(0.40)	0.00	(0.05)	(0.45)
06/30/2011 - 03/31/2012	10.00	0.53	(0.57)	(0.04)	(0.30)	0.00	0.00	(0.30)

PIMCO RealRetirement® 2040 Fund
Institutional Class
03/31/2013	$7.48	$0.50	$0.42	$0.92	$(0.42)	$0.00	$(0.07)	$(0.49)
03/31/2012	7.84	0.51	(0.46)	0.05	(0.39)	(0.02)	0.00	(0.41)
03/31/2011	7.65	0.71	0.25	0.96	(0.77)	0.00	0.00	(0.77)
03/31/2010	5.35	0.43	2.19	2.62	(0.28)	(0.04)	0.00	(0.32)
03/31/2009	10.00	0.31	(3.58)	(3.27)	(0.29)	(1.09)	0.00	(1.38)
Class P
03/31/2013	7.48	0.61	0.30	0.91	(0.41)	0.00	(0.07)	(0.48)
10/31/2011 - 03/31/2012	7.44	0.25	0.05	0.30	(0.24)	(0.02)	0.00	(0.26)
Administrative Class
03/31/2013	7.46	0.39	0.51	0.90	(0.38)	0.00	(0.07)	(0.45)
03/31/2012	7.83	0.63	(0.61)	0.02	(0.37)	(0.02)	0.00	(0.39)
03/31/2011	7.64	0.68	0.27	0.95	(0.76)	0.00	0.00	(0.76)
03/31/2010	5.34	0.39	2.22	2.61	(0.27)	(0.04)	0.00	(0.31)
06/30/2008 - 03/31/2009	9.96	0.22	(3.47)	(3.25)	(0.28)	(1.09)	0.00	(1.37)
Class D
03/31/2013	7.43	0.40	0.47	0.87	(0.34)	0.00	(0.07)	(0.41)
03/31/2012	7.79	0.41	(0.40)	0.01	(0.35)	(0.02)	0.00	(0.37)
03/31/2011	7.61	0.72	0.19	0.91	(0.73)	0.00	0.00	(0.73)
03/31/2010	5.33	0.57	2.00	2.57	(0.25)	(0.04)	0.00	(0.29)
03/31/2009	10.00	0.26	(3.57)	(3.31)	(0.27)	(1.09)	0.00	(1.36)
Class A
03/31/2013	7.42	0.39	0.49	0.88	(0.35)	0.00	(0.07)	(0.42)
03/31/2012	7.78	0.37	(0.36)	0.01	(0.35)	(0.02)	0.00	(0.37)
03/31/2011	7.60	0.54	0.37	0.91	(0.73)	0.00	0.00	(0.73)
03/31/2010	5.32	0.48	2.09	2.57	(0.25)	(0.04)	0.00	(0.29)
03/31/2009	10.00	0.27	(3.59)	(3.32)	(0.27)	(1.09)	0.00	(1.36)
Class C
03/31/2013	7.37	0.33	0.48	0.81	(0.25)	0.00	(0.07)	(0.32)
03/31/2012	7.74	0.39	(0.44)	(0.05)	(0.30)	(0.02)	0.00	(0.32)
03/31/2011	7.58	0.62	0.22	0.84	(0.68)	0.00	0.00	(0.68)
03/31/2010	5.33	0.47	2.04	2.51	(0.22)	(0.04)	0.00	(0.26)
07/31/2008 - 03/31/2009	9.71	0.17	(3.21)	(3.04)	(0.25)	(1.09)	0.00	(1.34)
Class R
03/31/2013	7.42	0.32	0.53	0.85	(0.29)	0.00	(0.07)	(0.36)
03/31/2012	7.79	0.43	(0.44)	(0.01)	(0.34)	(0.02)	0.00	(0.36)
03/31/2011	7.62	0.80	0.08	0.88	(0.71)	0.00	0.00	(0.71)
03/31/2010	5.34	0.44	2.12	2.56	(0.24)	(0.04)	0.00	(0.28)
07/31/2008 - 03/31/2009	9.71	0.19	(3.20)	(3.01)	(0.27)	(1.09)	0.00	(1.36)

PIMCO RealRetirement® 2045 Fund
Institutional Class
03/31/2013	$9.99	$0.72	$0.59	$1.31	$(0.62)	$0.00	$0.00	$(0.62)
02/29/2012 - 03/31/2012	10.00	0.09	(0.10)	(0.01)	0.00	0.00	0.00	0.00
Class P
03/31/2013	9.99	0.69	0.60	1.29	(0.61)	0.00	0.00	(0.61)
02/29/2012 - 03/31/2012	10.00	0.09	(0.10)	(0.01)	0.00	0.00	0.00	0.00
Administrative Class
03/31/2013	9.99	0.54	0.74	1.28	(0.59)	0.00	0.00	(0.59)
02/29/2012 - 03/31/2012	10.00	0.09	(0.10)	(0.01)	0.00	0.00	0.00	0.00

Please see footnotes on page 38.

32	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$10.31	10.45%	$104	1.47%		2.05%		1.47%		2.05%		4.15%		3%
9.63	(0.71)	74	1.56	*	2.30	*	1.56	*	2.30	*	5.53	*	29

10.25	10.93	263	0.97		1.55		0.97		1.55		2.38		3
9.66	(0.23)	43	1.06	*	1.80	*	1.06	*	1.80	*	7.39	*	29

$7.91	12.59%	$32,834	0.27%		0.85%		0.27%		0.85%		6.47%		3%
7.48	0.75	7,563	0.37		0.85		0.37		0.85		6.75		47
7.84	13.10	3,709	0.46		0.85		0.46		0.85		9.11		7
7.65	49.11	3,257	0.45		0.85		0.45		0.85		6.04		13
5.35	(33.25)	2,001	0.33		2.92		0.33		2.92		3.90		244

7.91	12.49	1,499	0.37		0.95		0.37		0.95		7.85		3
7.48	4.22	10	0.47	*	0.95	*	0.47	*	0.95	*	8.00	*	47

7.91	12.32	34,566	0.52		1.10		0.52		1.10		5.12		3
7.46	0.44	20,794	0.62		1.10		0.62		1.10		8.54		47
7.83	12.85	11	0.71		1.10		0.71		1.10		8.80		7
7.64	48.87	10	0.70		1.10		0.70		1.10		5.56		13
5.34	(33.19)	7	0.58	*	4.08	*	0.58	*	4.08	*	4.20	*	244

7.89	11.96	2,436	0.77		1.35		0.77		1.35		5.18		3
7.43	0.34	1,664	0.88	(c)	1.36	(c)	0.88	(c)	1.36	(c)	5.43		47
7.79	12.44	589	1.06		1.45		1.06		1.45		9.26		7
7.61	48.36	327	1.08		1.45		1.08		1.45		7.75		13
5.33	(33.71)	9	0.93		4.25		0.93		4.25		3.27		244

7.88	12.08	4,171	0.77		1.35		0.77		1.35		5.13		3
7.42	0.29	1,840	0.88	(c)	1.36	(c)	0.88	(c)	1.36	(c)	5.01		47
7.78	12.49	1,150	1.06		1.45		1.06		1.45		6.97		7
7.60	48.35	181	1.08		1.45		1.08		1.45		6.62		13
5.32	(33.76)	30	0.93		5.59		0.93		5.59		3.93		244

7.86	11.14	509	1.52		2.10		1.52		2.10		4.33		3
7.37	(0.46)	211	1.63	(c)	2.11	(c)	1.63	(c)	2.11	(c)	5.19		47
7.74	11.48	58	1.81		2.20		1.81		2.20		8.09		7
7.58	47.12	29	1.83		2.20		1.83		2.20		6.59		13
5.33	(31.88)	7	1.70	*	5.74	*	1.70	*	5.74	*	3.82	*	244

7.91	11.68	1,103	1.02		1.60		1.02		1.60		4.19		3
7.42	0.08	848	1.13	(c)	1.61	(c)	1.13	(c)	1.61	(c)	5.75		47
7.79	11.97	110	1.31		1.70		1.31		1.70		10.37		7
7.62	47.92	313	1.33		1.70		1.33		1.70		6.12		13
5.34	(31.61)	8	1.20	*	5.43	*	1.20	*	5.43	*	4.32	*	244

$10.68	13.39%	$27,180	0.25%		0.97%		0.25%		0.97%		6.87%		6%
9.99	(0.10)	2,997	0.34	*	11.28	*	0.34	*	11.28	*	10.67	*	20

10.67	13.16	305	0.35		1.07		0.35		1.07		6.54		6
9.99	(0.10)	10	0.44	*	11.38	*	0.44	*	11.38	*	10.57	*	20

10.68	13.08	5,701	0.50		1.22		0.50		1.22		5.13		6
9.99	(0.10)	10	0.59	*	11.53	*	0.59	*	11.53	*	10.41	*	20

Please see footnotes on page 38.

ANNUAL REPORT	MARCH 31, 2013	33

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO RealRetirement® 2045 Fund (Cont.)
Class D
03/31/2013	$9.99	$0.43	$0.82	$1.25	$(0.57)	$0.00	$0.00	$(0.57)
02/29/2012 - 03/31/2012	10.00	0.09	(0.10)	(0.01)	0.00	0.00	0.00	0.00
Class A
03/31/2013	9.99	0.70	0.55	1.25	(0.55)	0.00	0.00	(0.55)
02/29/2012 - 03/31/2012	10.00	0.09	(0.10)	(0.01)	0.00	0.00	0.00	0.00
Class C
03/31/2013	9.98	0.61	0.56	1.17	(0.46)	0.00	0.00	(0.46)
02/29/2012 - 03/31/2012	10.00	0.08	(0.10)	(0.02)	0.00	0.00	0.00	0.00
Class R
03/31/2013	9.98	0.03	1.20	1.23	(0.49)	0.00	0.00	(0.49)
02/29/2012 - 03/31/2012	10.00	0.08	(0.10)	(0.02)	0.00	0.00	0.00	0.00

PIMCO RealRetirement® 2050 Fund
Institutional Class
03/31/2013	$7.70	$0.53	$0.46	$0.99	$(0.44)	$0.00	$(0.06)	$(0.50)
03/31/2012	8.18	0.52	(0.57)	(0.05)	(0.43)	0.00	0.00	(0.43)
03/31/2011	7.99	0.76	0.23	0.99	(0.80)	0.00	0.00	(0.80)
03/31/2010	5.31	0.47	2.46	2.93	(0.18)	(0.07)	0.00	(0.25)
03/31/2009	10.00	0.24	(3.69)	(3.45)	(0.24)	(1.00)	0.00	(1.24)
Class P
03/31/2013	7.70	0.55	0.42	0.97	(0.43)	0.00	(0.06)	(0.49)
10/31/2011 - 03/31/2012	7.65	0.32	(0.01)	0.31	(0.26)	0.00	0.00	(0.26)
Administrative Class
03/31/2013	7.66	0.44	0.52	0.96	(0.40)	0.00	(0.06)	(0.46)
03/31/2012	8.16	0.50	(0.59)	(0.09)	(0.41)	0.00	0.00	(0.41)
03/31/2011	7.98	0.73	0.23	0.96	(0.78)	0.00	0.00	(0.78)
03/31/2010	5.31	0.44	2.47	2.91	(0.17)	(0.07)	0.00	(0.24)
06/30/2008 - 03/31/2009	9.78	0.15	(3.39)	(3.24)	(0.23)	(1.00)	0.00	(1.23)
Class D
03/31/2013	7.62	0.40	0.53	0.93	(0.35)	0.00	(0.06)	(0.41)
03/31/2012	8.11	0.51	(0.61)	(0.10)	(0.39)	0.00	0.00	(0.39)
03/31/2011	7.94	0.90	0.04	0.94	(0.77)	0.00	0.00	(0.77)
03/31/2010	5.30	0.71	2.16	2.87	(0.16)	(0.07)	0.00	(0.23)
03/31/2009	10.00	0.18	(3.67)	(3.49)	(0.21)	(1.00)	0.00	(1.21)
Class A
03/31/2013	7.62	0.38	0.55	0.93	(0.35)	0.00	(0.06)	(0.41)
03/31/2012	8.11	0.60	(0.69)	(0.09)	(0.40)	0.00	0.00	(0.40)
03/31/2011	7.94	0.70	0.23	0.93	(0.76)	0.00	0.00	(0.76)
03/31/2010	5.29	0.57	2.31	2.88	(0.16)	(0.07)	0.00	(0.23)
03/31/2009	10.00	0.17	(3.67)	(3.50)	(0.21)	(1.00)	0.00	(1.21)
Class C
03/31/2013	7.56	0.33	0.53	0.86	(0.23)	0.00	(0.06)	(0.29)
03/31/2012	8.05	0.41	(0.56)	(0.15)	(0.34)	0.00	0.00	(0.34)
03/31/2011	7.89	0.64	0.23	0.87	(0.71)	0.00	0.00	(0.71)
03/31/2010	5.29	0.85	1.96	2.81	(0.14)	(0.07)	0.00	(0.21)
07/31/2008 - 03/31/2009	9.63	0.10	(3.24)	(3.14)	(0.20)	(1.00)	0.00	(1.20)
Class R
03/31/2013	7.62	0.38	0.53	0.91	(0.33)	0.00	(0.06)	(0.39)
03/31/2012	8.11	0.54	(0.65)	(0.11)	(0.38)	0.00	0.00	(0.38)
03/31/2011	7.94	0.65	0.26	0.91	(0.74)	0.00	0.00	(0.74)
03/31/2010	5.30	0.46	2.40	2.86	(0.15)	(0.07)	0.00	(0.22)
07/31/2008 - 03/31/2009	9.63	0.12	(3.24)	(3.12)	(0.21)	(1.00)	0.00	(1.21)

Please see footnotes on page 38.

34	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$10.67	12.81%	$325	0.75%		1.47%		0.75%		1.47%		4.09%		6%
9.99	(0.10)	10	0.84	*	11.78	*	0.84	*	11.78	*	10.15	*	20

10.69	12.83	488	0.75		1.47		0.75		1.47		6.66		6
9.99	(0.10)	10	0.84	*	11.78	*	0.84	*	11.78	*	10.15	*	20

10.69	11.91	96	1.50		2.22		1.50		2.22		5.80		6
9.98	(0.20)	10	1.59	*	12.53	*	1.59	*	12.53	*	9.38	*	20

10.72	12.55	240	1.00		1.72		1.00		1.72		0.24		6
9.98	(0.20)	10	1.09	*	12.03	*	1.09	*	12.03	*	9.88	*	20

$8.19	13.14%	$26,336	0.26%		0.85%		0.26%		0.85%		6.67%		7%
7.70	(0.42)	5,687	0.36		0.85		0.36		0.85		6.71		42
8.18	12.95	3,748	0.47		0.85		0.47		0.85		9.33		9
7.99	55.35	3,183	0.42		0.85		0.42		0.85		6.50		14
5.31	(35.10)	1,947	0.36		2.94		0.36		2.94		3.04		227

8.18	12.91	168	0.36		0.95		0.36		0.95		6.86		7
7.70	4.20	10	0.46	*	0.95	*	0.46	*	0.95	*	10.00	*	42

8.16	12.84	16,651	0.51		1.10		0.51		1.10		5.50		7
7.66	(0.84)	6,947	0.61		1.10		0.61		1.10		6.54		42
8.16	12.57	12	0.72		1.10		0.72		1.10		9.06		9
7.98	54.99	10	0.67		1.10		0.67		1.10		6.07		14
5.31	(33.73)	6	0.61	*	4.12	*	0.61	*	4.12	*	2.91	*	227

8.14	12.44	4,055	0.76		1.35		0.76		1.35		5.05		7
7.62	(1.08)	3,452	0.87	(c)	1.36	(c)	0.87	(c)	1.36	(c)	6.63		42
8.11	12.28	2,741	1.07		1.45		1.07		1.45		11.09		9
7.94	54.36	301	1.03		1.45		1.03		1.45		9.52		14
5.30	(35.41)	10	0.96		4.54		0.96		4.54		2.35		227

8.14	12.53	1,226	0.76		1.35		0.76		1.35		4.80		7
7.62	(0.93)	772	0.87	(c)	1.36	(c)	0.87	(c)	1.36	(c)	7.92		42
8.11	12.19	204	1.07		1.45		1.07		1.45		8.71		9
7.94	54.65	75	1.02		1.45		1.02		1.45		7.85		14
5.29	(35.50)	20	0.96		5.19		0.96		5.19		2.43		227

8.13	11.60	476	1.51		2.10		1.51		2.10		4.20		7
7.56	(1.74)	253	1.62	(c)	2.11	(c)	1.62	(c)	2.11	(c)	5.30		42
8.05	11.42	252	1.82		2.20		1.82		2.20		8.05		9
7.89	53.33	129	1.79		2.20		1.79		2.20		11.32		14
5.29	(33.22)	8	1.73	*	6.10	*	1.73	*	6.10	*	2.27	*	227

8.14	12.21	747	1.01		1.60		1.01		1.60		4.82		7
7.62	(1.14)	307	1.12	(c)	1.61	(c)	1.12	(c)	1.61	(c)	7.08		42
8.11	11.86	32	1.32		1.70		1.32		1.70		8.12		9
7.94	54.10	26	1.27		1.70		1.27		1.70		6.32		14
5.30	(32.94)	11	1.23	*	6.10	*	1.23	*	6.10	*	2.84	*	227

Please see footnotes on page 38.

ANNUAL REPORT	MARCH 31, 2013	35

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO RealRetirement® Income and Distribution Fund
Institutional Class
03/31/2013	$8.52	$0.36	$0.40	$0.76	$(0.40)	$0.00	$(0.01)	$(0.41)
03/31/2012	8.51	0.35	0.02	0.37	(0.31)	(0.05)	0.00	(0.36)
03/31/2011	8.30	0.56	0.21	0.77	(0.56)	0.00	0.00	(0.56)
03/31/2010	6.78	0.44	1.47	1.91	(0.33)	(0.06)	0.00	(0.39)
03/31/2009	10.00	0.44	(2.16)	(1.72)	(0.38)	(1.12)	0.00	(1.50)
Class P
03/31/2013	8.53	0.44	0.31	0.75	(0.39)	0.00	(0.01)	(0.40)
10/31/2011 - 03/31/2012	8.57	0.05	0.14	0.19	(0.18)	(0.05)	0.00	(0.23)
Administrative Class
03/31/2013	8.50	0.38	0.36	0.74	(0.36)	0.00	(0.01)	(0.37)
03/31/2012	8.51	0.35	(0.02)	0.33	(0.29)	(0.05)	0.00	(0.34)
03/31/2011	8.30	0.49	0.27	0.76	(0.55)	0.00	0.00	(0.55)
03/31/2010	6.77	0.39	1.51	1.90	(0.31)	(0.06)	0.00	(0.37)
06/30/2008 - 03/31/2009	9.88	0.34	(2.00)	(1.66)	(0.33)	(1.12)	0.00	(1.45)
Class D
03/31/2013	8.48	0.34	0.37	0.71	(0.32)	0.00	(0.01)	(0.33)
03/31/2012	8.48	0.30	0.03	0.33	(0.28)	(0.05)	0.00	(0.33)
03/31/2011	8.28	0.57	0.15	0.72	(0.52)	0.00	0.00	(0.52)
03/31/2010	6.77	0.64	1.22	1.86	(0.29)	(0.06)	0.00	(0.35)
03/31/2009	10.00	0.28	(2.06)	(1.78)	(0.33)	(1.12)	0.00	(1.45)
Class A
03/31/2013	8.47	0.35	0.36	0.71	(0.31)	0.00	(0.01)	(0.32)
03/31/2012	8.47	0.28	0.04	0.32	(0.27)	(0.05)	0.00	(0.32)
03/31/2011	8.27	0.63	0.09	0.72	(0.52)	0.00	0.00	(0.52)
03/31/2010	6.76	0.45	1.41	1.86	(0.29)	(0.06)	0.00	(0.35)
03/31/2009	10.00	0.47	(2.25)	(1.78)	(0.34)	(1.12)	0.00	(1.46)
Class C
03/31/2013	8.43	0.28	0.36	0.64	(0.19)	0.00	(0.01)	(0.20)
03/31/2012	8.44	0.22	0.04	0.26	(0.22)	(0.05)	0.00	(0.27)
03/31/2011	8.25	0.43	0.23	0.66	(0.47)	0.00	0.00	(0.47)
03/31/2010	6.75	0.34	1.46	1.80	(0.24)	(0.06)	0.00	(0.30)
07/31/2008 - 03/31/2009	9.73	0.20	(1.75)	(1.55)	(0.31)	(1.12)	0.00	(1.43)
Class R
03/31/2013	8.46	0.28	0.41	0.69	(0.26)	0.00	(0.01)	(0.27)
03/31/2012	8.47	0.24	0.06	0.30	(0.26)	(0.05)	0.00	(0.31)
03/31/2011	8.27	0.53	0.16	0.69	(0.49)	0.00	0.00	(0.49)
03/31/2010	6.76	0.38	1.46	1.84	(0.27)	(0.06)	0.00	(0.33)
07/31/2008 - 03/31/2009	9.73	0.22	(1.76)	(1.54)	(0.31)	(1.12)	0.00	(1.43)

PIMCO Global Multi-Asset Fund
Institutional Class
03/31/2013	$11.35	$0.29	$0.15	$0.44	$(0.38)	$(0.04)	$0.00	$(0.42)
03/31/2012	12.04	0.34	(0.31)	0.03	(0.56)	(0.16)	0.00	(0.72)
03/31/2011	11.20	0.48	1.08	1.56	(0.50)	(0.22)	0.00	(0.72)
03/31/2010	9.31	0.29	2.23	2.52	(0.49)	(0.14)	0.00	(0.63)
10/29/2008 - 03/31/2009	10.00	0.41	(0.78)	(0.37)	(0.32)	0.00	0.00	(0.32)
Class P
03/31/2013	11.33	0.28	0.15	0.43	(0.35)	(0.04)	0.00	(0.39)
03/31/2012	12.03	0.35	(0.34)	0.01	(0.55)	(0.16)	0.00	(0.71)
03/31/2011	11.19	0.51	1.04	1.55	(0.49)	(0.22)	0.00	(0.71)
03/31/2010	9.31	0.31	2.20	2.51	(0.49)	(0.14)	0.00	(0.63)
10/29/2008 - 03/31/2009	10.00	0.46	(0.83)	(0.37)	(0.32)	0.00	0.00	(0.32)
Administrative Class
03/31/2013	11.33	0.27	0.14	0.41	(0.31)	(0.04)	0.00	(0.35)
10/14/2011 - 03/31/2012	11.44	0.08	0.37	0.45	(0.40)	(0.16)	0.00	(0.56)

Please see footnotes on page 38.

36	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$8.87	9.04%	$15,873	0.23%		0.75%		0.23%		0.75%		4.03%		74%
8.52	4.50	9,707	0.32		0.75		0.32		0.75		4.12		14
8.51	9.53	4,885	0.39		0.75		0.39		0.75		6.55		0
8.30	28.20	3,934	0.38		0.75		0.38		0.75		5.48		10
6.78	(17.26)	2,480	0.23		2.38		0.23		2.38		5.09		186

8.88	8.94	210	0.33		0.85		0.33		0.85		4.99		74
8.53	2.30	10	0.42	*	0.85	*	0.42	*	0.85	*	1.46	*	14

8.87	8.85	27,540	0.48		1.00		0.48		1.00		4.27		74
8.50	4.08	7,029	0.57		1.00		0.57		1.00		4.08		14
8.51	9.30	22	0.64		1.00		0.64		1.00		5.74		0
8.30	28.11	11	0.63		1.00		0.63		1.00		4.89		10
6.77	(16.74)	8	0.50	*	3.26	*	0.50	*	3.26	*	5.58	*	186

8.86	8.52	3,493	0.73		1.25		0.73		1.25		3.87		74
8.48	3.98	1,557	0.83	(c)	1.26	(c)	0.83	(c)	1.26	(c)	3.51		14
8.48	8.89	390	0.99		1.35		0.99		1.35		6.72		0
8.28	27.52	273	1.00		1.35		1.00		1.35		7.84		10
6.77	(17.82)	28	0.87		5.40		0.87		5.40		3.50		186

8.86	8.46	9,077	0.73		1.25		0.73		1.25		3.95		74
8.47	3.94	6,065	0.83	(c)	1.26	(c)	0.83	(c)	1.26	(c)	3.28		14
8.47	8.93	3,069	0.99		1.35		0.99		1.35		7.44		0
8.27	27.54	892	0.98		1.35		0.98		1.35		5.68		10
6.76	(17.78)	261	0.87		4.62		0.87		4.62		6.14		186

8.87	7.62	2,612	1.48		2.00		1.48		2.00		3.22		74
8.43	3.21	1,578	1.58	(c)	2.01	(c)	1.58	(c)	2.01	(c)	2.60		14
8.44	8.10	694	1.74		2.10		1.74		2.10		5.04		0
8.25	26.64	310	1.73		2.10		1.73		2.10		4.26		10
6.75	(15.98)	101	1.69	*	7.41	*	1.69	*	7.41	*	4.37	*	186

8.88	8.26	379	0.98		1.50		0.98		1.50		3.25		74
8.46	3.69	235	1.08	(c)	1.51	(c)	1.08	(c)	1.51	(c)	2.85		14
8.47	8.55	53	1.24		1.60		1.24		1.60		6.23		0
8.27	27.24	115	1.23		1.60		1.23		1.60		4.73		10
6.76	(15.77)	36	1.23	*	9.83	*	1.23	*	9.83	*	4.34	*	186

$11.37	3.93%	$2,232,436	0.54%		1.04%		0.52%		1.02%		2.59%		223%
11.35	0.54	2,396,376	0.52		0.99		0.52		0.99		2.93		94
12.04	14.34	1,750,218	0.54		0.97		0.54		0.97		4.20		71
11.20	27.20	951,110	0.69		0.95		0.69		0.95		2.60		217
9.31	(3.78)	191,340	0.52	*	1.10	*	0.52	*	1.10	*	10.40	*	83

11.37	3.83	789,716	0.64		1.14		0.62		1.12		2.46		223
11.33	0.38	922,381	0.62		1.09		0.62		1.09		3.06		94
12.03	14.26	504,342	0.64		1.07		0.64		1.07		4.39		71
11.19	27.06	164,760	0.78		1.05		0.78		1.05		2.77		217
9.31	(3.80)	10	0.62	*	1.15	*	0.62	*	1.15	*	11.59	*	83

11.39	3.72	3,177	0.79		1.29		0.77		1.27		2.38		223
11.33	4.24	2,407	0.77	*	1.24	*	0.77	*	1.24	*	1.55	*	94

Please see footnotes on page 38.

ANNUAL REPORT	MARCH 31, 2013	37

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Global Multi-Asset Fund (Cont.)
Class D
03/31/2013	$11.27	$0.21	$0.16	$0.37	$(0.18)	$(0.04)	$0.00	$(0.22)
03/31/2012	11.98	0.26	(0.30)	(0.04)	(0.51)	(0.16)	0.00	(0.67)
03/31/2011	11.15	0.41	1.08	1.49	(0.44)	(0.22)	0.00	(0.66)
03/31/2010	9.30	0.22	2.23	2.45	(0.46)	(0.14)	0.00	(0.60)
10/29/2008 - 03/31/2009	10.00	0.15	(0.53)	(0.38)	(0.32)	0.00	0.00	(0.32)
Class A
03/31/2013	11.27	0.21	0.16	0.37	(0.18)	(0.04)	0.00	(0.22)
03/31/2012	11.97	0.26	(0.29)	(0.03)	(0.51)	(0.16)	0.00	(0.67)
03/31/2011	11.14	0.41	1.08	1.49	(0.44)	(0.22)	0.00	(0.66)
03/31/2010	9.30	0.22	2.22	2.44	(0.46)	(0.14)	0.00	(0.60)
10/29/2008 - 03/31/2009	10.00	0.17	(0.55)	(0.38)	(0.32)	0.00	0.00	(0.32)
Class C
03/31/2013	11.13	0.13	0.15	0.28	(0.06)	(0.04)	0.00	(0.10)
03/31/2012	11.87	0.18	(0.31)	(0.13)	(0.45)	(0.16)	0.00	(0.61)
03/31/2011	11.06	0.33	1.07	1.40	(0.37)	(0.22)	0.00	(0.59)
03/31/2010	9.28	0.15	2.20	2.35	(0.43)	(0.14)	0.00	(0.57)
10/29/2008 - 03/31/2009	10.00	0.08	(0.48)	(0.40)	(0.32)	0.00	0.00	(0.32)
Class R
03/31/2013	11.21	0.20	0.13	0.33	(0.14)	(0.04)	0.00	(0.18)
03/31/2012	11.93	0.25	(0.32)	(0.07)	(0.49)	(0.16)	0.00	(0.65)
03/31/2011	11.13	0.52	0.93	1.45	(0.43)	(0.22)	0.00	(0.65)
03/31/2010	9.30	0.22	2.20	2.42	(0.45)	(0.14)	0.00	(0.59)
10/29/2008 - 03/31/2009	10.00	0.07	(0.46)	(0.39)	(0.31)	0.00	0.00	(0.31)

*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2008, the Class’s supervisory and administrative fee was decreased by 0.20% to an annual rate of 0.20%.
(c)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.30%.
(d)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.35%.
(e)	Ratio of expenses to average net assets includes interest line of credit expense.
(f)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.15% to an annual rate of 0.25%.

38	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$11.42	3.35%	$186,755	1.14%		1.64%		1.12%		1.62%		1.89%		223%
11.27	(0.09)	242,360	1.12		1.59		1.12		1.59		2.24		94
11.98	13.71	222,235	1.14		1.57		1.14		1.57		3.54		71
11.15	26.39	121,844	1.29		1.55		1.29		1.55		2.02		217
9.30	(3.92)	17,099	1.12	*	1.82	*	1.12	*	1.82	*	3.89	*	83

11.42	3.35	887,996	1.14		1.64		1.12		1.62		1.89		223
11.27	0.01	1,229,935	1.12		1.59		1.12		1.59		2.29		94
11.97	13.72	1,030,403	1.14		1.57		1.14		1.57		3.61		71
11.14	26.30	548,302	1.29		1.55		1.29		1.55		2.05		217
9.30	(3.91)	41,693	1.12	*	1.81	*	1.12	*	1.81	*	4.38	*	83

11.31	2.58	737,592	1.89		2.39		1.87		2.37		1.18		223
11.13	(0.87)	917,668	1.87		2.34		1.87		2.34		1.60		94
11.87	12.92	714,316	1.89		2.32		1.89		2.32		2.90		71
11.06	25.40	332,605	2.04		2.30		2.04		2.30		1.37		217
9.28	(4.13)	16,972	1.87	*	2.55	*	1.87	*	2.55	*	1.99	*	83

11.36	3.02	20,858	1.39		1.89		1.37		1.87		1.79		223
11.21	(0.31)	19,436	1.37		1.84		1.37		1.84		2.16		94
11.93	13.39	11,560	1.39		1.82		1.39		1.82		4.46		71
11.13	26.05	1,085	1.53		1.80		1.53		1.80		2.03		217
9.30	(4.03)	151	1.37	*	1.97	*	1.37	*	1.97	*	1.80	*	83

ANNUAL REPORT	MARCH 31, 2013	39

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund	PIMCO RealRetirement® 2015 Fund	PIMCO RealRetirement® 2020 Fund	PIMCO RealRetirement® 2025 Fund

Assets:
Investments, at value	$0	$0	$286	$777	$1,516
Investments in Affiliates, at value	34,197,408	46,212,145	47,490	87,116	67,284
Repurchase agreements, at value	1,051	1,162	0	164	0
Cash	1	0	22	0	15
Deposits with counterparty	0	0	136	289	272
Foreign currency, at value	0	0	1	1	1
Receivable for investments sold	0	0	0	2	0
Receivable for investments in Affiliates sold	0	16,939	0	0	0
OTC swap premiums paid	0	0	8	26	11
Unrealized appreciation on foreign currency contracts	0	0	50	115	73
Unrealized appreciation on OTC swap agreements	0	0	4	12	7
Receivable for Fund shares sold	122,772	781,626	238	278	197
Dividends receivable from Affiliates	85,619	96,826	78	126	79
Reimbursement receivable from PIMCO	2,647	820	0	0	0
	34,409,498	47,109,518	48,313	88,906	69,455

Liabilities:
Payable for investments in Affiliates purchased	$118,923	$204,689	$78	$126	$79
Payable for line of credit	0	12,614,814	0	0	0
Written options outstanding	0	0	0	1	1
OTC swap premiums received	0	0	2	7	4
Variation margin payable on financial derivative instruments	0	0	11	24	22
Unrealized depreciation on foreign currency contracts	0	0	28	63	42
Unrealized depreciation on OTC swap agreements	0	0	17	46	20
Payable for Fund shares redeemed	48,017	84,467	18	16	174
Accrued investment advisory fees	5,056	5,596	7	9	4
Accrued supervisory and administrative fees	2,666	3,840	3	7	4
Accrued distribution fees	1,736	3,307	6	11	9
Accrued servicing fees	959	2,078	1	2	1
Reimbursement to PIMCO	0	0	1	0	2
	177,357	12,918,791	172	312	362

Net Assets	$34,232,141	$34,190,727	$48,141	$88,594	$69,093

Net Assets Consist of:
Paid in capital	$34,295,797	$33,901,169	$47,036	$86,169	$66,710
Undistributed (overdistributed) net investment income	22,822	8,923	(22)	(51)	(31)
Accumulated undistributed net realized gain (loss)	(1,481,307)	(180,194)	(18)	(69)	(70)
Net unrealized appreciation	1,394,829	460,829	1,145	2,545	2,484
	$34,232,141	$34,190,727	$48,141	$88,594	$69,093

Cost of Investments	$0	$0	$373	$1,013	$1,628
Cost of Investments in Affiliates	$32,802,579	$45,751,316	$46,251	$84,323	$64,672
Cost of Repurchase Agreements	$1,051	$1,162	$0	$164	$0
Cost of Foreign Currency Held	$0	$0	$1	$1	$1
Premiums Received on Written Options	$0	$0	$16	$43	$33

40	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

PIMCO RealRetirement® 2030 Fund	PIMCO RealRetirement® 2035 Fund	PIMCO RealRetirement® 2040 Fund	PIMCO RealRetirement® 2045 Fund	PIMCO RealRetirement® 2050 Fund	PIMCO RealRetirement® Income and Distribution Fund

$3,711	$3,053	$4,947	$2,354	$3,225	$118
87,976	56,368	71,436	31,630	45,832	58,880
164	162	233	0	227	0
1	0	1	67	1	7
476	398	562	246	348	122
1	1	1	1	2	1
3	0	4	0	3	1
0	0	0	0	0	0
23	9	21	5	14	17
109	68	109	33	61	68
12	7	9	3	7	9
334	124	127	66	66	177
77	39	41	16	21	100
0	0	0	0	0	0
92,887	60,229	77,491	34,421	49,807	59,500

$77	$39	$41	$16	$22	$100
0	0	0	0	0	0
1	1	2	1	1	0
7	4	5	2	5	5
40	33	46	21	29	9
75	42	79	20	48	37
43	19	38	13	25	30
39	4	137	4	3	109
9	5	10	5	7	9
7	3	5	2	3	6
12	7	9	1	5	8
2	0	1	0	0	3
0	2	0	1	0	0
312	159	373	86	148	316

$92,575	$60,070	$77,118	$34,335	$49,659	$59,184

$89,080	$57,252	$73,571	$32,770	$47,811	$57,990
(34)	(25)	(29)	(13)	(13)	(31)
(254)	(18)	(322)	26	(252)	(302)
3,783	2,861	3,898	1,552	2,113	1,527
$92,575	$60,070	$77,118	$34,335	$49,659	$59,184

$3,911	$3,137	$5,083	$2,419	$3,339	$264
$83,928	$53,373	$67,324	$29,982	$43,551	$57,208
$164	$162	$233	$0	$227	$0
$2	$1	$2	$1	$2	$1
$51	$35	$63	$28	$39	$21

ANNUAL REPORT	MARCH 31, 2013	41

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund	PIMCO RealRetirement® 2015 Fund	PIMCO RealRetirement® 2020 Fund	PIMCO RealRetirement® 2025 Fund

Net Assets:
Institutional Class	$26,626,154	$15,915,147	$16,901	$31,921	$23,011
Class P	1,507,357	6,376,178	234	249	943
Administrative Class	487,385	NA	25,740	41,461	39,958
Class D	1,071,887	1,994,391	1,344	3,668	1,891
Class A	2,230,692	5,312,366	3,209	8,028	2,571
Class B	26,672	NA	NA	NA	NA
Class C	2,141,098	4,592,645	529	2,112	328
Class R	140,896	NA	184	1,155	391

Shares Issued and Outstanding:
Institutional Class	2,116,925	1,455,525	1,631	3,768	2,236
Class P	119,644	582,918	23	29	92
Administrative Class	38,675	NA	2,484	4,798	3,884
Class D	85,190	182,951	129	432	183
Class A	177,117	485,711	309	949	249
Class B	2,103	NA	NA	NA	NA
Class C	170,524	419,845	51	248	32
Class R	11,235	NA	18	136	38

Net Asset Value and Redemption Price* Per Share Outstanding:
Institutional Class	$12.58	$10.93	$10.36	$8.47	$10.29
Class P	12.60	10.94	10.36	8.47	10.29
Administrative Class	12.60	NA	10.36	8.64	10.29
Class D	12.58	10.90	10.38	8.49	10.30
Class A	12.59	10.94	10.40	8.46	10.31
Class B	12.68	NA	NA	NA	NA
Class C	12.56	10.94	10.42	8.52	10.32
Class R	12.54	NA	10.34	8.52	10.30

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

42	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

PIMCO RealRetirement® 2030 Fund	PIMCO RealRetirement® 2035 Fund	PIMCO RealRetirement® 2040 Fund	PIMCO RealRetirement® 2045 Fund	PIMCO RealRetirement® 2050 Fund	PIMCO RealRetirement® Income and Distribution Fund

$28,693	$24,627	$32,834	$27,180	$26,336	$15,873
817	1,119	1,499	305	168	210
49,990	31,532	34,566	5,701	16,651	27,540
3,231	798	2,436	325	4,055	3,493
7,599	1,627	4,171	488	1,226	9,077
NA	NA	NA	NA	NA	NA
1,136	104	509	96	476	2,612
1,109	263	1,103	240	747	379

3,561	2,406	4,152	2,546	3,217	1,790
101	109	189	29	21	24
6,198	3,081	4,372	534	2,040	3,105
402	78	309	30	498	394
947	159	529	46	151	1,024
NA	NA	NA	NA	NA	NA
140	10	65	9	58	294
137	26	139	22	92	43

$8.06	$10.23	$7.91	$10.68	$8.19	$8.87
8.06	10.23	7.91	10.67	8.18	8.88
8.07	10.23	7.91	10.68	8.16	8.87
8.05	10.24	7.89	10.67	8.14	8.86
8.03	10.23	7.88	10.69	8.14	8.86
NA	NA	NA	NA	NA	NA
8.10	10.31	7.86	10.69	8.13	8.87
8.09	10.25	7.91	10.72	8.14	8.88

ANNUAL REPORT	MARCH 31, 2013	43

Consolidated Statement of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Global Multi- Asset Fund

Assets:
Investments, at value	$3,552,105
Investments in Affiliates, at value	2,860,031
Repurchase agreements, at value	14,125
Cash	488
Deposits with counterparty	85,217
Foreign currency, at value	22,730
Receivable for investments sold	65,786
OTC swap premiums paid	11,430
Variation margin receivable on financial derivative instruments	13,239
Unrealized appreciation on foreign currency contracts	48,292
Unrealized appreciation on OTC swap agreements	12,104
Receivable for Fund shares sold	6,510
Interest and dividends receivable	9,649
Dividends receivable from Affiliates	6,726
Reimbursement receivable from PIMCO	171
Other assets	237
6,708,840

Liabilities:
Payable for investments purchased	$120,743
Payable for investments in Affiliates purchased	6,726
Payable for reverse repurchase agreements	1,206,715
Payable for sale-buyback financing transactions	321,390
Payable for short sales	1,056
Written options outstanding	7,126
OTC swap premiums received	5,912
Variation margin payable on financial derivative instruments	1,349
Unrealized depreciation on foreign currency contracts	55,702
Unrealized depreciation on OTC swap agreements	28,686
Deposits from counterparty	63,763
Payable for Fund shares redeemed	27,314
Accrued investment advisory fees	2,063
Accrued supervisory and administrative fees	882
Accrued distribution fees	523
Accrued servicing fees	355
Other liabilities	5
1,850,310

Net Assets	$4,858,530

Net Assets Consist of:
Paid in capital	$4,778,675
(Overdistributed) net investment income	(24,447)
Accumulated undistributed net realized (loss)	(2,737)
Net unrealized appreciation	107,039
$4,858,530

Cost of Investments	$3,570,316
Cost of Investments in Affiliates	$2,703,982
Cost of Repurchase Agreements	$14,125
Cost of Foreign Currency Held	$22,730
Proceeds Received on Short Sales	$1,047
Premiums Received on Written Options	$26,495

44	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

(Amounts in thousands, except per share amounts)	PIMCO Global Multi- Asset Fund

Net Assets:
Institutional Class	$2,232,436
Class P	789,716
Administrative Class	3,177
Class D	186,755
Class A	887,996
Class C	737,592
Class R	20,858

Shares Issued and Outstanding:
Institutional Class	196,385
Class P	69,433
Administrative Class	279
Class D	16,357
Class A	77,790
Class C	65,231
Class R	1,835

Net Asset Value and Redemption Price* Per Share Outstanding:
Institutional Class	$11.37
Class P	11.37
Administrative Class	11.39
Class D	11.42
Class A	11.42
Class C	11.31
Class R	11.36

*	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2013	45

Statements of Operations

Year Ended March 31, 2013
(Amounts in thousands)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund	PIMCO RealRetirement® 2015 Fund	PIMCO RealRetirement® 2020 Fund	PIMCO RealRetirement® 2025 Fund

Investment Income:
Dividends	$0	$0	$3	$14	$28
Dividends from Affiliate investments	1,770,167	1,807,345	1,567	3,248	2,312
Total Income	1,770,167	1,807,345	1,570	3,262	2,340

Expenses:
Investment advisory fees	52,958	49,002	234	475	317
Supervisory and administrative fees	28,076	33,737	26	63	32
Distribution and/or servicing fees - Administrative Class	1,002	0	50	82	70
Distribution and/or servicing fees - Class D	2,311	3,778	3	9	3
Distribution fees - Class B	242	0	0	0	0
Distribution fees - Class C	14,556	25,556	3	11	1
Distribution fees - Class R	256	0	0	2	1
Servicing fees - Class A	5,113	9,983	6	15	5
Servicing fees - Class B	81	0	0	0	0
Servicing fees - Class C	4,852	8,518	1	4	0
Servicing fees - Class R	256	0	0	2	1
Interest expense	72	153,389	0	0	0
Organizational and other expense	0	26	2	0	2
Total Expenses	109,775	283,989	325	663	432
Waiver and/or Reimbursement by PIMCO	(30,785)	(10,620)	(174)	(364)	(255)
Net Expenses	78,990	273,369	151	299	177

Net Investment Income	1,691,177	1,533,976	1,419	2,963	2,163

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	0	0	(141)	(395)	(243)
Net realized gain (loss) on Affiliate investments	425,536	83,414	21	(20)	(12)
Net capital gain distributions received from Affiliate investments	54,764	93,038	381	852	621
Net realized gain (loss) on futures contracts	0	0	103	244	45
Net realized gain on written options	0	0	17	42	31
Net realized (loss) on swaps	0	0	(33)	(67)	(35)
Net realized gain (loss) on foreign currency transactions	0	0	(80)	(240)	(120)
Net change in unrealized (depreciation) on investments	0	0	(52)	(92)	(72)
Net change in unrealized appreciation on Affiliate investments	573,104	297,357	967	2,373	1,961
Net change in unrealized (depreciation) on futures contracts	0	0	(13)	(30)	(43)
Net change in unrealized appreciation on written options	0	0	16	42	32
Net change in unrealized (depreciation) on swaps	0	0	(7)	(21)	(6)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	53	134	81
Net Gain	1,053,404	473,809	1,232	2,822	2,240

Net Increase in Net Assets Resulting from Operations	$2,744,581	$2,007,785	$2,651	$5,785	$4,403

46	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

PIMCO RealRetirement® 2030 Fund	PIMCO RealRetirement® 2035 Fund	PIMCO RealRetirement® 2040 Fund	PIMCO RealRetirement® 2045 Fund	PIMCO RealRetirement® 2050 Fund	PIMCO RealRetirement® Income and Distribution Fund

$67	$59	$108	$46	$66	$0
3,297	2,193	3,331	1,374	2,072	1,990
3,364	2,252	3,439	1,420	2,138	1,990

466	287	447	164	264	300
56	24	44	11	29	50
85	52	69	7	28	51
7	1	5	0	8	6
0	0	0	0	0	0
9	1	3	0	3	14
2	0	2	0	1	1
12	2	8	1	2	18
0	0	0	0	0	0
3	0	1	0	1	5
2	0	2	0	1	1
0	0	0	0	0	0
0	2	0	24	0	0
642	369	581	207	337	446
(354)	(224)	(323)	(146)	(195)	(222)
288	145	258	61	142	224

3,076	2,107	3,181	1,359	1,996	1,766

(390)	(230)	(423)	(50)	(217)	(191)
(11)	(21)	(32)	(10)	(93)	(264)
938	637	971	409	596	424
71	(46)	25	(168)	(31)	230
58	42	74	30	43	17
(52)	(21)	(53)	(5)	(20)	(35)
(141)	(105)	(149)	3	(83)	(131)
(98)	(56)	(58)	(59)	(55)	(61)
3,465	2,486	3,642	1,643	2,307	1,589
(87)	(82)	(105)	(59)	(71)	(3)
50	34	61	27	38	20
(21)	(8)	(20)	(10)	(15)	(14)
35	72	31	13	10	67
3,817	2,702	3,964	1,764	2,409	1,648

$6,893	$4,809	$7,145	$3,123	$4,405	$3,414

ANNUAL REPORT	MARCH 31, 2013	47

Consolidated Statement of Operations

Year Ended March 31, 2013
(Amounts in thousands)	PIMCO Global Multi- Asset Fund

Investment Income:
Interest	$26,543
Dividends, net of foreign taxes*	24,884
Dividends from Affiliate investments	112,897
Miscellaneous income	1
Total Income	164,325

Expenses:
Investment advisory fees	50,458
Supervisory and administrative fees	11,941
Distribution and/or servicing fees - Administrative Class	6
Distribution and/or servicing fees - Class D	537
Distribution fees - Class C	6,223
Distribution fees - Class R	49
Servicing fees - Class A	2,544
Servicing fees - Class C	2,074
Servicing fees - Class R	49
Trustees’ fees	16
Interest expense	1,016
Total Expenses	74,913
Waiver and/or Reimbursement by PIMCO	(26,796)
Net Expenses	48,117

Net Investment Income	116,208

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(74,506)
Net realized gain on Affiliate investments	39,015
Net capital gain distributions received from Affiliate investments	25,343
Net realized (loss) on futures contracts	(18,369)
Net realized gain on written options	32,181
Net realized gain on swaps	5,860
Net realized gain on foreign currency transactions	3,198
Net change in unrealized appreciation on investments	7,598
Net change in unrealized appreciation on Affiliate investments	65,977
Net change in unrealized appreciation on futures contracts	5,460
Net change in unrealized appreciation on written options	12,862
Net change in unrealized (depreciation) on swaps	(44,586)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(1,615)
Net Gain	58,418

Net Increase in Net Assets Resulting from Operations	$174,626

* Foreign tax withholdings - Dividends	$85

48	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO All Asset Fund		PIMCO All Asset All Authority Fund		PIMCO RealRetirement® 2015 Fund		PIMCO RealRetirement® 2020 Fund

	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Period from June 30, 2011 to March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012

(Amounts in thousands)

Increase in Net Assets from:

Operations:
Net investment income	$1,691,177	$1,594,210	$1,533,976	$1,134,366	$1,419	$323	$2,963	$1,029
Net realized (loss)	0	0	0	0	(134)	(129)	(416)	(49)
Net realized gain (loss) on Affiliate investments	425,536	(65,813)	83,414	(287,683)	21	(88)	(20)	(422)
Net capital gain distributions received from Affiliate investments	54,764	103,894	93,038	79,224	381	80	852	255
Net change in unrealized appreciation (depreciation)	0	0	0	0	(3)	(91)	33	(424)
Net change in unrealized appreciation (depreciation) on Affiliate investments	573,104	(371,649)	297,357	11,316	967	272	2,373	834
Net increase resulting from operations	2,744,581	1,260,642	2,007,785	937,223	2,651	367	5,785	1,223

Distributions to Shareholders:
From net investment income
Institutional Class	(1,383,302)	(1,342,686)	(791,109)	(516,082)	(501)	(183)	(1,195)	(530)
Class P	(73,296)	(56,372)	(300,123)	(198,278)	(8)	(0)^	(9)	(0)^
Administrative Class	(21,668)	(21,576)	0	0	(938)	(115)	(1,472)	(324)
Class D	(45,084)	(52,794)	(87,738)	(75,491)	(42)	(4)	(119)	(88)
Class A	(88,510)	(126,553)	(224,973)	(217,164)	(97)	(9)	(244)	(89)
Class B	(624)	(3,337)	0	0	0	0	0	0
Class C	(51,520)	(102,757)	(124,618)	(155,946)	(9)	(1)	(33)	(30)
Class R	(4,350)	(4,142)	0	0	(4)	(0)^	(29)	(20)
From net realized capital gains
Institutional Class	0	0	0	0	0	0	0	(77)
Class P	0	0	0	0	0	0	0	(0)^
Administrative Class	0	0	0	0	0	0	0	(26)
Class D	0	0	0	0	0	0	0	(12)
Class A	0	0	0	0	0	0	0	(11)
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	(5)
Class R	0	0	0	0	0	0	0	(4)
Tax basis return of capital
Institutional Class	0	0	0	0	0	0	(130)	0
Class P	0	0	0	0	0	0	(1)	0
Administrative Class	0	0	0	0	0	0	(180)	0
Class D	0	0	0	0	0	0	(18)	0
Class A	0	0	0	0	0	0	(32)	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	(8)	0
Class R	0	0	0	0	0	0	(5)	0

Total Distributions	(1,668,354)	(1,710,217)	(1,528,561)	(1,162,961)	(1,599)	(312)	(3,475)	(1,216)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	5,378,763	7,031,149	16,047,619	7,477,225	27,443	19,591	43,082	32,287

Total Increase in Net Assets	6,454,990	6,581,574	16,526,843	7,251,487	28,495	19,646	45,392	32,294

Net Assets:
Beginning of year or period	27,777,151	21,195,577	17,663,884	10,412,397	19,646	0	43,202	10,908
End of year or period*	$34,232,141	$27,777,151	$34,190,727	$17,663,884	$48,141	$19,646	$88,594	$43,202

*Including undistributed (overdistributed) net investment income of:	$22,822	$0	$8,923	$3,508	$(22)	$139	$(51)	$398

**	See note 13 in the Notes to Financial Statements.
^	Amount is less than $500.

ANNUAL REPORT	MARCH 31, 2013	49

Statements of Changes in Net Assets (Cont.)

	PIMCO RealRetirement® 2025 Fund		PIMCO RealRetirement® 2030 Fund		PIMCO RealRetirement® 2035 Fund		PIMCO RealRetirement® 2040 Fund

	Year Ended March 31, 2013	Period from June 30, 2011 to March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Period from June 30, 2011 to March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012

(Amounts in thousands)

Increase in Net Assets from:

Operations:
Net investment income	$2,163	$512	$3,076	$877	$2,107	$491	$3,181	$1,077
Net realized gain (loss)	(322)	(158)	(454)	(213)	(360)	(184)	(526)	(276)
Net realized (loss) on Affiliate investments	(12)	(154)	(11)	(529)	(21)	(130)	(32)	(542)
Net capital gain distributions received from Affiliate investments	621	125	938	178	637	94	971	200
Net change in unrealized appreciation (depreciation)	(8)	(120)	(121)	(309)	(40)	(94)	(91)	(289)
Net change in unrealized appreciation on Affiliate investments	1,961	651	3,465	1,005	2,486	509	3,642	949
Net increase (decrease) resulting from operations	4,403	856	6,893	1,009	4,809	686	7,145	1,119

Distributions to Shareholders:
From net investment income
Institutional Class	(741)	(256)	(1,042)	(367)	(1,008)	(276)	(1,513)	(366)
Class P	(37)	(0)^	(31)	(0)^	(46)	(0)^	(68)	(0)^
Administrative Class	(1,441)	(228)	(1,692)	(327)	(1,104)	(152)	(1,435)	(478)
Class D	(63)	(4)	(105)	(71)	(26)	(2)	(98)	(48)
Class A	(87)	(7)	(235)	(56)	(56)	(1)	(152)	(65)
Class C	(5)	(1)	(18)	(46)	(3)	(1)	(13)	(7)
Class R	(7)	(0)^	(25)	(7)	(3)	(0)^	(32)	(26)
From net realized capital gains
Institutional Class	0	0	0	(26)	0	0	0	(19)
Class P	0	0	0	(0)^	0	0	0	(0)^
Administrative Class	0	0	0	(12)	0	0	0	(25)
Class D	0	0	0	(5)	0	0	0	(2)
Class A	0	0	0	(4)	0	0	0	(3)
Class C	0	0	0	(4)	0	0	0	(0)^
Class R	0	0	0	(1)	0	0	0	(0)^
Tax basis return of capital
Institutional Class	(35)	0	(157)	0	(83)	0	(191)	0
Class P	(1)	0	(4)	0	(3)	0	(7)	0
Administrative Class	(74)	0	(292)	0	(110)	0	(246)	0
Class D	(4)	0	(24)	0	(3)	0	(18)	0
Class A	(5)	0	(41)	0	(4)	0	(27)	0
Class C	(0)^	0	(10)	0	(0)^	0	(3)	0
Class R	(0)^	0	(6)	0	(0)^	0	(8)	0

Total Distributions	(2,500)	(496)	(3,682)	(926)	(2,449)	(432)	(3,811)	(1,039)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	43,983	22,847	56,507	24,702	38,703	18,753	40,854	27,223

Total Increase in Net Assets	45,886	23,207	59,718	24,785	41,063	19,007	44,188	27,303

Net Assets:
Beginning of year or period	23,207	0	32,857	8,072	19,007	0	32,930	5,627
End of year or period*	$69,093	$23,207	$92,575	$32,857	$60,070	$19,007	$77,118	$32,930

*Including undistributed (overdistributed) net investment income of:	$(31)	$173	$(34)	$237	$(25)	$183	$(29)	$307

**	See note 13 in the Notes to Financial Statements.
^	Amount is less than $500.

50	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

PIMCO RealRetirement® 2045 Fund		PIMCO RealRetirement® 2050 Fund		PIMCO RealRetirement® Income and Distribution Fund

Year Ended March 31, 2013	Period from February 29, 2012 to March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012

$1,359	$28	$1,996	$631	$1,766	$602
(190)	(22)	(308)	(195)	(110)	106
(10)	(6)	(93)	(220)	(264)	(297)
409	0	596	83	424	137
(88)	(7)	(93)	(252)	9	(300)
1,643	4	2,307	366	1,589	473
3,123	(3)	4,405	413	3,414	721

(1,342)	0	(1,214)	(242)	(528)	(289)
(12)	0	(6)	(0)^	(6)	(0)^
(180)	0	(631)	(134)	(951)	(125)
(6)	0	(157)	(144)	(98)	(40)
(19)	0	(41)	(24)	(271)	(152)
(2)	0	(11)	(10)	(46)	(38)
(2)	0	(22)	(7)	(9)	(4)

0	0	0	0	0	(61)
0	0	0	0	0	(0)^
0	0	0	0	0	(18)
0	0	0	0	0	(10)
0	0	0	0	0	(33)
0	0	0	0	0	(10)
0	0	0	0	0	(0)^

0	0	(132)	0	(8)	0
0	0	(1)	0	(0)^	0
0	0	(84)	0	(16)	0
0	0	(25)	0	(2)	0
0	0	(7)	0	(6)	0
0	0	(3)	0	(2)	0
0	0	(3)	0	(0)^	0

(1,563)	0	(2,337)	(561)	(1,943)	(780)

29,718	3,060	30,163	10,587	31,532	17,127

31,278	3,057	32,231	10,439	33,003	17,068

3,057	0	17,428	6,989	26,181	9,113
$34,335	$3,057	$49,659	$17,428	$59,184	$26,181

$(13)	$28	$(13)	$178	$(31)	$282

ANNUAL REPORT	MARCH 31, 2013	51

Consolidated Statements of Changes in Net Assets

	PIMCO Global Multi-Asset Fund

	Year Ended March 31, 2013	Year Ended March 31, 2012

(Amounts in thousands)

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$116,208	$126,450
Net realized gain (loss)	(51,636)	25,660
Net realized gain on Affiliate investments	39,015	2,760
Net capital gain distributions received from Affiliate investments	25,343	33,871
Net change in unrealized (depreciation)	(20,281)	(129,290)
Net change in unrealized appreciation (depreciation) on Affiliate investments	65,977	(42,163)
Net increase resulting from operations	174,626	17,288

Distributions to Shareholders:
From net investment income
Institutional Class	(75,202)	(101,431)
Class P	(26,055)	(37,464)
Administrative Class	(72)	(0)^
Class D	(3,131)	(10,210)
Class A	(14,898)	(52,111)
Class C	(4,333)	(34,469)
Class R	(254)	(716)
From net realized capital gains
Institutional Class	(8,878)	(29,136)
Class P	(3,424)	(11,708)
Administrative Class	(9)	(0)^
Class D	(778)	(3,293)
Class A	(3,743)	(16,687)
Class C	(3,154)	(12,599)
Class R	(78)	(236)
Tax basis return of capital
Institutional Class	0	0
Class P	0	0
Administrative Class	0	0
Class D	0	0
Class A	0	0
Class B	0	0
Class C	0	0
Class R	0	0

Total Distributions	(144,009)	(310,060)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(902,650)	1,790,261

Total Increase (Decrease) in Net Assets	(872,033)	1,497,489

Net Assets:
Beginning of year	5,730,563	4,233,074
End of year*	$4,858,530	$5,730,563

*Including (overdistributed) net investment income of:	$(25,293)	$(15,698)

**	See note 13 in the Notes to Financial Statements.
^	Amount is less than $500.

52	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Statement of Cash Flows

Year Ended March 31, 2013
(Amounts in thousands)	PIMCO All Asset All Authority Fund

Cash flows (used for) operating activities:

Net increase in net assets resulting from operations	$2,007,785

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(27,602,322)
Proceeds from sales of long-term securities	6,128,467
Proceeds from sales of short-term portfolio investments, net	1,493,861
(Increase) in receivable for investments in Affiliates sold	(16,939)
(Increase) in dividends receivable from Affiliates	(47,755)
(Increase) in reimbursement receivable from PIMCO	(97)
(Decrease) in payable for investments in Affiliates purchased	(1,425,107)
Increase in accrued investment advisory fees	2,574
Increase in accrued supervisory and administrative fees	1,453
Increase in accrued distribution fee	1,679
Increase in accrued servicing fee	851
Net change in unrealized (appreciation) on Affiliate investments	(297,357)
Net realized (gain) on Affiliates investments	(176,452)
Net cash (used for) operating activities	(19,929,359)

Cash flows received from financing activities:
Proceeds from shares sold	19,538,270
Payment on shares redeemed	(5,357,733)
Cash dividend paid*	(284,644)
Decrease in overdraft due to custodian	(4,172)
Net borrowing of line of credit	6,037,638
Net cash received from financing activities	19,929,359

Net Increase (Decrease) in Cash	0

Cash:
Beginning of year	0
End of year	$0

* Reinvestment of dividends	$1,243,917

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$150,651

ANNUAL REPORT	MARCH 31, 2013	53

Schedule of Investments PIMCO All Asset Fund

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 99.7%
PIMCO CommoditiesPLUS® Strategy Fund	56,895,933	$629,838
PIMCO CommodityRealReturn Strategy Fund®	3,660,025	24,046
PIMCO Convertible Fund	8,472,836	118,620
PIMCO Credit Absolute Return Fund	16,317,236	174,594
PIMCO Diversified Income Fund	114,126,662	1,387,780
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	300,998,170	3,037,072
PIMCO Emerging Local Bond Fund	221,188,393	2,397,682
PIMCO Emerging Markets Bond Fund	87,929,534	1,072,740
PIMCO Emerging Markets Corporate Bond Fund	20,911,366	253,864
PIMCO Emerging Markets Currency Fund	213,796,966	2,255,558
PIMCO EqS® Dividend Fund	2,867,776	34,270
PIMCO EqS® Emerging Markets Fund	7,696,802	68,040
PIMCO EqS® Long/Short Fund	11,951,579	126,209
PIMCO EqS Pathfinder Fund®	55,108,141	599,577
PIMCO Floating Income Fund	238,771,323	2,134,616
PIMCO Foreign Bond Fund (Unhedged)	80,087,266	833,708
PIMCO Fundamental Advantage Absolute Return Strategy Fund	212,669,885	948,508
PIMCO Fundamental IndexPLUS® AR Fund	4,030,462	26,480
PIMCO Global Advantage® Strategy Bond Fund	88,274,343	1,020,451
PIMCO High Yield Fund	211,874,112	2,057,298
PIMCO High Yield Spectrum Fund	115,316,588	1,275,401
PIMCO Income Fund	272,684,390	3,419,462
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	155,780,414	1,754,087
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	28,035,703	189,802
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	7,983,217	59,954
PIMCO Investment Grade Corporate Bond Fund	96,847,163	1,078,877
PIMCO Long Duration Total Return Fund	92,050,433	1,088,957
PIMCO Long-Term Credit Fund	95,353,845	1,240,553
PIMCO Long-Term U.S. Government Fund	21,608,414	232,939
PIMCO Low Duration Fund	11,770	124
PIMCO Real Return Asset Fund	15,018	145
PIMCO Real Return Fund	138,773	1,700
PIMCO Senior Floating Rate Fund	93,447,381	967,180
PIMCO Short-Term Fund	52,444	519
PIMCO Small Cap StocksPLUS® AR Fund	5,474,394	49,434
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	16,579,816	218,356
PIMCO StocksPLUS® Absolute Return Fund	4,107,055	40,742
PIMCO StocksPLUS® Fund	333,873	3,072
PIMCO Total Return Fund	20,942,313	235,392
PIMCO Unconstrained Bond Fund	157,425,608	1,818,266
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	126,007,894	1,260,079

Total Mutual Funds (Cost $32,741,271)		34,135,992

EXCHANGE-TRADED FUNDS (a) 0.1%
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	540,000	29,154

Total Exchange-Traded Funds (Cost $29,046)		29,154

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS 0.0%
State Street Bank and Trust Co.
0.010% due 04/01/2013	$1,051	1,051

(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $1,077. Repurchase proceeds are $1,051.)

54	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (a) 0.1%
PIMCO Short-Term Floating NAV Portfolio	3,223,957	$32,262

Total Short-Term Instruments (Cost $33,313)		33,313

Total Investments 99.9% (Cost $32,803,630)		$34,198,459

Other Assets and Liabilities (Net) 0.1%		33,682

Net Assets 100.0%		$34,232,141

Notes to Schedule of Investments (amounts in thousands):

(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.
(c)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Mutual Funds	$34,135,992	$0	$0	$34,135,992
Exchange-Traded Funds	29,154	0	0	29,154
Short-Term Instruments
Repurchase Agreements	0	1,051	0	1,051
Central Funds Used for Cash Management Purposes	32,262	0	0	32,262
	$34,197,408	$1,051	$0	$34,198,459

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	55

Schedule of Investments PIMCO All Asset All Authority Fund

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 134.8%
PIMCO CommoditiesPLUS® Strategy Fund	134,380,856	$1,487,596
PIMCO CommodityRealReturn Strategy Fund®	27,373,431	179,843
PIMCO Convertible Fund	16,134,274	225,880
PIMCO Credit Absolute Return Fund	38,264,484	409,430
PIMCO Diversified Income Fund	168,217,599	2,045,526
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	210,660,206	2,125,561
PIMCO Emerging Local Bond Fund	236,181,126	2,560,203
PIMCO Emerging Markets Bond Fund	140,253,754	1,711,096
PIMCO Emerging Markets Corporate Bond Fund	37,477,309	454,974
PIMCO Emerging Markets Currency Fund	270,373,479	2,852,440
PIMCO EqS® Dividend Fund	2,085,655	24,923
PIMCO EqS® Emerging Markets Fund	3,848,401	34,020
PIMCO EqS® Long/Short Fund	13,052,624	137,836
PIMCO EqS Pathfinder Fund®	49,191,451	535,203
PIMCO Floating Income Fund	159,911,660	1,429,610
PIMCO Foreign Bond Fund (Unhedged)	48,450,607	504,371
PIMCO Fundamental Advantage Absolute Return Strategy Fund	412,749,269	1,840,862
PIMCO Fundamental IndexPLUS® AR Fund	8,393,782	55,147
PIMCO Global Advantage® Strategy Bond Fund	62,111,920	718,014
PIMCO High Yield Fund	299,322,106	2,906,418
PIMCO High Yield Spectrum Fund	132,534,259	1,465,829
PIMCO Income Fund	198,729,891	2,492,073
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	142,382,777	1,603,230
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	4,717,626	31,938
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	5,854,773	43,969
PIMCO Investment Grade Corporate Bond Fund	128,911,009	1,436,069
PIMCO Long Duration Total Return Fund	89,200,144	1,055,238
PIMCO Long-Term Credit Fund	42,771,242	556,454
PIMCO Long-Term U.S. Government Fund	80,851,916	871,584
PIMCO Low Duration Fund	11,884,684	124,789
PIMCO Real Return Asset Fund	10,125,635	98,117
PIMCO Real Return Fund	1,273,196	15,597
PIMCO RealEstateRealReturn Strategy Fund	26,949,575	140,138
PIMCO Senior Floating Rate Fund	113,409,963	1,173,793
PIMCO Short-Term Fund	584,459	5,780
PIMCO Small Cap StocksPLUS® AR Fund	10,961,876	98,986
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	22,043,783	290,317
PIMCO StocksPLUS® Absolute Return Fund	1,946,051	19,305
PIMCO StocksPLUS® AR Short Strategy Fund	1,739,687,201	5,810,555
PIMCO StocksPLUS® Fund	1,324,903	12,189
PIMCO Total Return Fund	262,741,284	2,953,212
PIMCO Unconstrained Bond Fund	207,312,383	2,394,458
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	116,602,678	1,166,027

Total Mutual Funds (Cost $45,637,865)		46,098,600

EXCHANGE-TRADED FUNDS (a) 0.1%
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	440,000	23,756

Total Exchange-Traded Funds (Cost $23,667)		23,756

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS 0.0%
State Street Bank and Trust Co.
0.010% due 04/01/2013	$1,162	1,162

(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $1,187. Repurchase proceeds are $1,162.)

56	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (a) 0.3%
PIMCO Short-Term Floating NAV Portfolio	8,972,621	$89,789

Total Short-Term Instruments (Cost $90,946)		90,951

Total Investments 135.2% (Cost $45,752,478)		$46,213,307

Other Assets and Liabilities (Net) (35.2%)		(12,022,580)

Net Assets 100.0%		$34,190,727

Notes to Schedule of Investments (amounts in thousands):

(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.
(c)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Mutual Funds	$46,098,600	$0	$0	$46,098,600
Exchange-Traded Funds	23,756	0	0	23,756
Short-Term Instruments
Repurchase Agreements	0	1,162	0	1,162
Central Funds Used for Cash Management Purposes	89,789	0	0	89,789
	$46,212,145	$1,162	$0	$46,213,307

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	57

Schedule of Investments PIMCO RealRetirement® 2015 Fund

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 92.6%
PIMCO CommoditiesPLUS® Strategy Fund	166,445	$1,842
PIMCO Emerging Markets Bond Fund	149,496	1,824
PIMCO EqS Pathfinder Fund®	69,057	751
PIMCO EqS® Dividend Fund	121,222	1,449
PIMCO EqS® Emerging Markets Fund	126,335	1,117
PIMCO Global Advantage® Strategy Bond Fund	156,855	1,813
PIMCO High Yield Fund	195,388	1,897
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	226,338	1,700
PIMCO Low Duration Fund	447,712	4,701
PIMCO Mortgage Opportunities Fund	19,414	216
PIMCO Real Return Fund	673,805	8,254
PIMCO RealEstateRealReturn Strategy Fund	230,498	1,199
PIMCO Small Cap StocksPLUS® AR Fund	139,157	1,257
PIMCO StocksPLUS® Fund	524,045	4,821
PIMCO Total Return Fund	1,044,068	11,735

Total Mutual Funds (Cost $43,337)		44,576

EXCHANGE-TRADED FUNDS 0.5%
Vanguard FTSE Emerging Markets ETF	5,241	225

Total Exchange-Traded Funds (Cost $225)		225

EXCHANGE-TRADED NOTES 0.0%
VelocityShares Daily 2x VIX Short Term ETN	232	1

Total Exchange-Traded Notes (Cost $18)		1

SHORT-TERM INSTRUMENTS 6.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (a) 6.0%
PIMCO Short-Term Floating NAV Portfolio	240,886	2,411
PIMCO Short-Term Floating NAV Portfolio III	50,384	503

		2,914

Total Short-Term Instruments (Cost $2,915)		2,914

PURCHASED OPTIONS (f) 0.1%
(Cost $129)		60

Total Investments 99.2% (Cost $46,624)		$47,776

Written Options (g) (0.0%) (Premiums $16)		0

Other Assets and Liabilities (Net) 0.8%		365

Net Assets 100.0%		$48,141

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.
(c)	Cash of $10 has been pledged as collateral as of March 31, 2013 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(d)	Cash of $126 has been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
E-mini S&P 500 Index June Futures	Short	06/2013	36	$(32)

58	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

(e)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums (Received)	Unrealized Appreciation
California State General Obligation Bonds, Series 2003	CBK	1.000%	12/20/2017	0.831%	$	100	$1	$(2)	$3

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	20	$(1)	$0	$(1)
iTraxx Europe 9 10-Year Index 22-100%	DUB	(0.250%	)	06/20/2018	EUR	200	3	2	1
iTraxx Europe Crossover 18 Index	BRC	(5.000%	)	12/20/2017		80	(3)	1	(4)
iTraxx Europe Crossover 18 Index	HUS	(5.000%	)	12/20/2017		60	(3)	1	(4)
iTraxx Europe Crossover 18 Index	MYC	(5.000%	)	12/20/2017		100	(4)	4	(8)

							$(8)	$8	$(16)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f)	Purchased options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021	$	300	$16	$13

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,100.000	04/20/2013	52	$7	$0
Put - CBOE S&P 500 Index	1,500.000	04/20/2013	45	28	15
Call - CBOE S&P 500 Index	1,600.000	04/20/2013	89	27	26
Put - CBOE S&P 500 Index	1,300.000	06/22/2013	9	45	2
Put - CBOE S&P 500 Index	1,375.000	09/21/2013	2	6	4

				$113	$47

(g)	Written options outstanding as of March 31, 2013:

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE S&P 500 Index	1,100.000	06/22/2013	9	$16	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	59

Schedule of Investments PIMCO RealRetirement® 2015 Fund (Cont.)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2012	0	$0	$0
Sales	54	800	50
Closing Buys	(45)	0	(31)
Expirations	0	(500)	(2)
Exercised	0	(300)	(1)

Balance at 03/31/2013	9	$0	$16

(h)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	209	$	215	WST	$0	$(3)	$(3)
04/2013	BRL	1,443		734	FBF	20	0	20
04/2013		1,443		717	UAG	2	0	2
04/2013	$	717	BRL	1,443	FBF	0	(2)	(2)
04/2013		698		1,443	UAG	16	0	16
04/2013		34	JPY	2,987	BRC	0	(2)	(2)
04/2013		34		2,988	UAG	0	(2)	(2)
06/2013	EUR	653	$	849	DUB	12	0	12
06/2013		3		4	FBF	0	0	0
06/2013	$	729	BRL	1,443	FBF	0	(19)	(19)

						$50	$(28)	$22

(i)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Mutual Funds	$44,576	$0	$0	$44,576
Exchange-Traded Funds	225	0	0	225
Exchange-Traded Notes	1	0	0	1
Short-Term Instruments
Central Funds Used for Cash Management Purposes	2,914	0	0	2,914
Purchased Options
Equity Contracts	0	47	0	47
Interest Rate Contracts	0	13	0	13
	$47,716	$60	$0	$47,776

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Financial Derivative Instruments - Assets
Credit Contracts	$0	$4	$0	$4
Foreign Exchange Contracts	0	50	0	50
	$0	$54	$0	$54

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(17)	0	(17)
Equity Contracts	(32)	0	0	(32)
Foreign Exchange Contracts	0	(28)	0	(28)
	$(32)	$(45)	$0	$(77)

Totals	$47,684	$69	$0	$47,753

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$47	$0	$13	$60
Unrealized appreciation on foreign currency contracts	0	0	0	50	0	50
Unrealized appreciation on OTC swap agreements	0	4	0	0	0	4

	$0	$4	$47	$50	$13	$114

Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$0	$11	$0	$0	$11
Unrealized depreciation on foreign currency contracts	0	0	0	28	0	28
Unrealized depreciation on OTC swap agreements	0	17	0	0	0	17

	$0	$17	$11	$28	$0	$56

60	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$(29)	$0	$(57)	$(55)	$0	$(141)
Net realized gain on futures contracts	69	0	34	0	0	103
Net realized gain on written options	0	0	15	0	2	17
Net realized (loss) on swaps	0	(33)	0	0	0	(33)
Net realized (loss) on foreign currency transactions	0	0	0	(89)	0	(89)

	$40	$(33)	$(8)	$(144)	$2	$(143)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$0	$(42)	$12	$(1)	$(31)
Net change in unrealized (depreciation) on futures contracts	0	0	(13)	0	0	(13)
Net change in unrealized appreciation on written options	0	0	16	0	0	16
Net change in unrealized (depreciation) on swaps	0	(7)	0	0	0	(7)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	53	0	53

	$0	$(7)	$(39)	$65	$(1)	$18

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative (depreciation) of $(32) as reported in the Notes to Schedule of Investments.

(k)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(1)	$0	$(1)
BRC	(5)	0	(5)
CBK	1	0	1
DUB	15	0	15
FBF	(1)	0	(1)
HUS	(3)	0	(3)
JPM	13	0	13
MYC	(4)	0	(4)
UAG	16	0	16
WST	(3)	0	(3)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	61

Schedule of Investments PIMCO RealRetirement® 2020 Fund

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (b)(c) 93.7%
PIMCO CommoditiesPLUS® Strategy Fund	539,821	$5,976
PIMCO Emerging Markets Bond Fund	277,843	3,390
PIMCO EqS Pathfinder Fund®	238,510	2,595
PIMCO EqS® Dividend Fund	227,317	2,716
PIMCO EqS® Emerging Markets Fund	317,102	2,803
PIMCO Global Advantage® Strategy Bond Fund	298,831	3,454
PIMCO High Yield Fund	363,499	3,529
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	434,213	3,261
PIMCO Low Duration Fund	80,647	847
PIMCO Mortgage Opportunities Fund	38,340	427
PIMCO Real Return Fund	1,155,210	14,151
PIMCO RealEstateRealReturn Strategy Fund	687,249	3,574
PIMCO Small Cap StocksPLUS® AR Fund	258,650	2,336
PIMCO StocksPLUS® Fund	1,405,622	12,932
PIMCO Total Return Fund	1,867,263	20,988

Total Mutual Funds (Cost $80,183)		82,979

EXCHANGE-TRADED FUNDS 0.6%
Vanguard FTSE Emerging Markets ETF	13,475	578

Total Exchange-Traded Funds (Cost $550)		578

EXCHANGE-TRADED NOTES 0.0%
VelocityShares Daily 2x VIX Short Term ETN	526	2

Total Exchange-Traded Notes (Cost $41)		2

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.9%

REPURCHASE AGREEMENTS 0.2%
State Street Bank and Trust Co.
0.010% due 04/01/2013	$164	164

(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $170. Repurchase proceeds are $164.)

U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.110% due 04/15/2013 (a)(d)	5	5

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (b) 4.7%
PIMCO Short-Term Floating NAV Portfolio	92,460	925
PIMCO Short-Term Floating NAV Portfolio III	321,417	3,212

		4,137

Total Short-Term Instruments (Cost $4,309)		4,306

PURCHASED OPTIONS (g) 0.2%
(Cost $417)		192

Total Investments 99.4% (Cost $85,500)		$88,057

Written Options (h) (0.0%) (Premiums $43)		(1)

Other Assets and Liabilities (Net) 0.6%		538

Net Assets 100.0%		$88,594

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.

62	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

(b)	Affiliated to the Fund.
(c)	Institutional Class Shares of each Fund.
(d)	Securities with an aggregate market value of $5 and cash of $2 have been pledged as collateral as of March 31, 2013 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(e)	Cash of $287 has been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
E-mini S&P 500 Index June Futures	Short	06/2013	82	$(72)

(f)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums (Received)	Unrealized Appreciation
California State General Obligation Bonds, Series 2003	CBK	1.000%	12/20/2017	0.831%	$	300	$2	$(6)	$8

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	380	$(8)	$2	$(10)
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017		50	(1)	0	(1)
CDX.IG-9 10-Year Index 15-30%	GST	(1.000%	)	12/20/2017		60	(1)	(1)	0
CMBX.NA.AAA.3 Index	FBF	(0.080%	)	12/13/2049		70	2	3	(1)
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051		35	1	2	(1)
CMBX.NA.AAA.4 Index	FBF	(0.350%	)	02/17/2051		35	2	2	0
iTraxx Europe 9 10-Year Index 22-100%	MYC	(0.250%	)	06/20/2018	EUR	600	10	6	4
iTraxx Europe Crossover 18 Index	BRC	(5.000%	)	12/20/2017		170	(7)	2	(9)
iTraxx Europe Crossover 18 Index	HUS	(5.000%	)	12/20/2017		130	(6)	2	(8)
iTraxx Europe Crossover 18 Index	MYC	(5.000%	)	12/20/2017		200	(9)	7	(16)

							$(17)	$25	$(42)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(g)	Purchased options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	530	$6	$0
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021		1,100	59	49
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		1,300	48	29

								$113	$78

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	DUB	$	1.000	05/22/2015	EUR	520	$26	$5

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	63

Schedule of Investments PIMCO RealRetirement® 2020 Fund (Cont.)

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,100.000	04/20/2013	123	$16	$0
Put - CBOE S&P 500 Index	1,500.000	04/20/2013	102	63	34
Call - CBOE S&P 500 Index	1,600.000	04/20/2013	204	62	58
Put - CBOE S&P 500 Index	1,300.000	06/22/2013	23	118	6
Put - CBOE S&P 500 Index	1,375.000	09/21/2013	6	19	11

				$278	$109

(h)	Written options outstanding as of March 31, 2013:

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE S&P 500 Index	1,100.000	06/22/2013	23	$43	$(1)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2012	0	$0	$0
Sales	132	1,400	126
Closing Buys	(109)	0	(78)
Expirations	0	(900)	(3)
Exercised	0	(500)	(2)

Balance at 03/31/2013	23	$0	$43

(i)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	317	$	326	WST	$0	$(4)	$(4)
04/2013	BRL	3,031		1,542	FBF	42	0	42
04/2013		3,031		1,505	UAG	5	0	5
04/2013	$	1,505	BRL	3,031	FBF	0	(5)	(5)
04/2013		1,466		3,031	UAG	34	0	34
04/2013		126	JPY	11,190	BRC	0	(7)	(7)
04/2013		126		11,191	UAG	0	(7)	(7)
06/2013	EUR	1,826	$	2,375	DUB	33	0	33
06/2013		6		8	FBF	0	0	0
06/2013	$	1,530	BRL	3,031	FBF	0	(40)	(40)
06/2013		195	GBP	129	RYL	1	0	1

						$115	$(63)	$52

(j)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Mutual Funds	$82,979	$0	$0	$82,979
Exchange-Traded Funds	578	0	0	578
Exchange-Traded Notes	2	0	0	2
Short-Term Instruments
Repurchase Agreements	0	164	0	164
U.S. Treasury Cash Management Bills	0	5	0	5
Central Funds Used for Cash Management Purposes	4,137	0	0	4,137
Purchased Options
Equity Contracts	0	109	0	109
Foreign Exchange Contracts	0	5	0	5
Interest Rate Contracts	0	78	0	78
	$87,696	$361	$0	$88,057

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Financial Derivative Instruments - Assets
Credit Contracts	$0	$12	$0	$12
Foreign Exchange Contracts	0	115	0	115
	$0	$127	$0	$127

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(46)	0	(46)
Equity Contracts	(72)	(1)	0	(73)
Foreign Exchange Contracts	0	(63)	0	(63)
	$(72)	$(110)	$0	$(182)

Totals	$87,624	$378	$0	$88,002

64	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

(k)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$109	$5	$78	$192
Unrealized appreciation on foreign currency contracts	0	0	0	115	0	115
Unrealized appreciation on OTC swap agreements	0	12	0	0	0	12

	$0	$12	$109	$120	$78	$319

Liabilities:
Written options outstanding	$0	$0	$1	$0	$0	$1
Variation margin payable on financial derivative instruments (2)	0	0	24	0	0	24
Unrealized depreciation on foreign currency contracts	0	0	0	63	0	63
Unrealized depreciation on OTC swap agreements	0	46	0	0	0	46

	$0	$46	$25	$63	$0	$134

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$(73)	$0	$(199)	$(123)	$0	$(395)
Net realized gain on futures contracts	172	0	72	0	0	244
Net realized gain on written options	0	0	39	0	3	42
Net realized (loss) on swaps	0	(67)	0	0	0	(67)
Net realized (loss) on foreign currency transactions	0	0	0	(252)	0	(252)

	$99	$(67)	$(88)	$(375)	$3	$(428)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$0	$(87)	$23	$(7)	$(71)
Net change in unrealized (depreciation) on futures contracts	0	0	(30)	0	0	(30)
Net change in unrealized appreciation on written options	0	0	42	0	0	42
Net change in unrealized (depreciation) on swaps	0	(21)	0	0	0	(21)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	134	0	134

	$0	$(21)	$(75)	$157	$(7)	$54

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative (depreciation) of $(72) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	65

Schedule of Investments PIMCO RealRetirement® 2020 Fund (Cont.)

March 31, 2013

(l)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(7)	$0	$(7)
BRC	(14)	0	(14)
CBK	2	0	2
DUB	37	0	37
FBF	1	0	1
GST	(1)	0	(1)
HUS	(6)	0	(6)
JPM	49	0	49
MYC	30	0	30
RYL	1	0	1
UAG	32	0	32
WST	(4)	0	(4)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

66	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RealRetirement® 2025 Fund

March 31, 2013

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (b)(c) 93.9%
PIMCO CommoditiesPLUS® Strategy Fund	697,286	$7,719
PIMCO Emerging Markets Bond Fund	221,203	2,699
PIMCO EqS Pathfinder Fund®	186,854	2,033
PIMCO EqS® Dividend Fund	179,069	2,140
PIMCO EqS® Emerging Markets Fund	283,760	2,508
PIMCO Global Advantage® Strategy Bond Fund	231,551	2,677
PIMCO High Yield Fund	282,392	2,742
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	576,477	4,329
PIMCO Mortgage Opportunities Fund	32,210	358
PIMCO Real Return Fund	723,268	8,860
PIMCO RealEstateRealReturn Strategy Fund	809,740	4,211
PIMCO Small Cap StocksPLUS® AR Fund	319,681	2,887
PIMCO StocksPLUS® Fund	1,251,430	11,513
PIMCO Total Return Fund	906,273	10,187

Total Mutual Funds (Cost $62,249)		64,863

EXCHANGE-TRADED FUNDS 2.0%
Vanguard FTSE Emerging Markets ETF	32,562	1,397

Total Exchange-Traded Funds (Cost $1,347)		1,397

EXCHANGE-TRADED NOTES 0.0%
VelocityShares Daily 2x VIX Short Term ETN	281	1

Total Exchange-Traded Notes (Cost $22)		1

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 3.5%

U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.110% due 04/15/2013 (a)(d)	$5	5

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (b) 3.5%
PIMCO Short-Term Floating NAV Portfolio	91,391	915
PIMCO Short-Term Floating NAV Portfolio III	150,759	1,506

		2,421

Total Short-Term Instruments (Cost $2,428)		2,426

PURCHASED OPTIONS (g) 0.2%
(Cost $254)		113

Total Investments 99.6% (Cost $66,300)		$68,800

Written Options (h) (0.0%) (Premiums $33)		(1)

Other Assets and Liabilities (Net) 0.4%		294

Net Assets 100.0%		$69,093

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Affiliated to the Fund.
(c)	Institutional Class Shares of each Fund.
(d)	Securities with an aggregate market value of $5 and cash of $6 have been pledged as collateral as of March 31, 2013 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	67

Schedule of Investments PIMCO RealRetirement® 2025 Fund (Cont.)

(e)	Cash of $266 has been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
E-mini S&P 500 Index June Futures	Short	06/2013	76	$(66)

(f)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums (Received)	Unrealized Appreciation
California State General Obligation Bonds, Series 2003	CBK	1.000%	12/20/2017	0.831%	$	200	$2	$(4)	$6

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	20	$(1)	$0	$(1)
iTraxx Europe 9 10-Year Index 22-100%	DUB	(0.250%	)	06/20/2018	EUR	300	5	4	1
iTraxx Europe Crossover 18 Index	BRC	(5.000%	)	12/20/2017		130	(5)	1	(6)
iTraxx Europe Crossover 18 Index	HUS	(5.000%	)	12/20/2017		80	(3)	2	(5)
iTraxx Europe Crossover 18 Index	MYC	(5.000%	)	12/20/2017		100	(4)	4	(8)

							$(8)	$11	$(19)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(g)	Purchased options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021	$	280	$15	$12

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,100.000	04/20/2013	114	$15	$0
Put - CBOE S&P 500 Index	1,500.000	04/20/2013	96	60	32
Call - CBOE S&P 500 Index	1,600.000	04/20/2013	192	58	55
Put - CBOE S&P 500 Index	1,300.000	06/22/2013	18	90	5
Put - CBOE S&P 500 Index	1,375.000	09/21/2013	5	16	9

				$239	$101

(h)	Written options outstanding as of March 31, 2013:

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE S&P 500 Index	1,100.000	06/22/2013	18	$33	$(1)

68	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2012	0	$0	$0
Sales	84	1,000	92
Closing Buys	(66)	0	(56)
Expirations	0	(700)	(2)
Exercised	0	(300)	(1)

Balance at 03/31/2013	18	$0	$33

(i)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	211	$	217	WST	$0	$(3)	$(3)
04/2013	BRL	2,062		1,049	FBF	28	0	28
04/2013		2,062		1,024	UAG	4	0	4
04/2013	$	1,024	BRL	2,062	FBF	0	(4)	(4)
04/2013		997		2,062	UAG	23	0	23
04/2013		74	JPY	6,615	BRC	0	(4)	(4)
04/2013		74		6,616	UAG	0	(4)	(4)
06/2013	EUR	970	$	1,262	DUB	18	0	18
06/2013		4		5	FBF	0	0	0
06/2013	$	1,041	BRL	2,062	FBF	0	(27)	(27)

						$73	$(42)	$31

(j)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Mutual Funds	$64,863	$0	$0	$64,863
Exchange-Traded Funds	1,397	0	0	1,397
Exchange-Traded Notes	1	0	0	1
Short-Term Instruments
U.S. Treasury Cash Management Bills	0	5	0	5
Central Funds Used for Cash Management Purposes	2,421	0	0	2,421
Purchased Options
Equity Contracts	0	101	0	101
Interest Rate Contracts	0	12	0	12
	$68,682	$118	$0	$68,800

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Financial Derivative Instruments - Assets
Credit Contracts	$0	$7	$0	$7
Foreign Exchange Contracts	0	73	0	73
	$0	$80	$0	$80

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(20)	0	(20)
Equity Contracts	(66)	(1)	0	(67)
Foreign Exchange Contracts	0	(42)	0	(42)
	$(66)	$(63)	$0	$(129)

Totals	$68,616	$135	$0	$68,751

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	69

Schedule of Investments PIMCO RealRetirement® 2025 Fund (Cont.)

March 31, 2013

(k)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$101	$0	$12	$113
Unrealized appreciation on foreign currency contracts	0	0	0	73	0	73
Unrealized appreciation on OTC swap agreements	0	7	0	0	0	7

	$0	$7	$101	$73	$12	$193

Liabilities:
Written options outstanding	$0	$0	$1	$0	$0	$1
Variation margin payable on financial derivative instruments (2)	0	0	22	0	0	22
Unrealized depreciation on foreign currency contracts	0	0	0	42	0	42
Unrealized depreciation on OTC swap agreements	0	20	0	0	0	20

	$0	$20	$23	$42	$0	$85

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$(37)	$0	$(133)	$(71)	$0	$(241)
Net realized gain (loss) on futures contracts	86	0	(41)	0	0	45
Net realized gain on written options	0	0	29	0	2	31
Net realized (loss) on swaps	0	(35)	0	0	0	(35)
Net realized (loss) on foreign currency transactions	0	0	0	(125)	0	(125)

	$49	$(35)	$(145)	$(196)	$2	$(325)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$0	$(83)	$15	$(1)	$(69)
Net change in unrealized (depreciation) on futures contracts	0	0	(43)	0	0	(43)
Net change in unrealized appreciation on written options	0	0	32	0	0	32
Net change in unrealized (depreciation) on swaps	0	(6)	0	0	0	(6)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	81	0	81

	$0	$(6)	$(94)	$96	$(1)	$(5)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative (depreciation) of $(66) as reported in the Notes to Schedule of Investments.

(l)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(1)	$0	$(1)
BRC	(10)	0	(10)
CBK	2	0	2
DUB	24	0	24
FBF	(3)	0	(3)
HUS	(3)	0	(3)
JPM	12	0	12
MYC	(4)	0	(4)
UAG	23	0	23
WST	(3)	0	(3)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

70	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RealRetirement® 2030 Fund

March 31, 2013

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 90.8%
PIMCO CommoditiesPLUS® Strategy Fund	1,002,201	$11,094
PIMCO Emerging Markets Bond Fund	144,038	1,757
PIMCO EqS Pathfinder Fund®	224,663	2,444
PIMCO EqS® Dividend Fund	216,548	2,588
PIMCO EqS® Emerging Markets Fund	383,680	3,392
PIMCO Global Advantage® Strategy Bond Fund	269,743	3,118
PIMCO High Yield Fund	183,683	1,784
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	1,042,884	7,832
PIMCO Long-Term U.S. Government Fund	78,280	844
PIMCO Mortgage Opportunities Fund	41,026	457
PIMCO Real Return Fund	618,401	7,575
PIMCO RealEstateRealReturn Strategy Fund	1,160,312	6,034
PIMCO Small Cap StocksPLUS® AR Fund	691,352	6,243
PIMCO StocksPLUS® Fund	2,029,837	18,674
PIMCO Total Return Fund	907,895	10,205

Total Mutual Funds (Cost $79,991)		84,041

EXCHANGE-TRADED FUNDS 3.7%
Vanguard FTSE Emerging Markets ETF	80,658	3,459

Total Exchange-Traded Funds (Cost $3,352)		3,459

EXCHANGE-TRADED NOTES 0.0%
VelocityShares Daily 2x VIX Short Term ETN	381	1

Total Exchange-Traded Notes (Cost $30)		1

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.4%

REPURCHASE AGREEMENTS 0.2%
State Street Bank and Trust Co.
0.010% due 04/01/2013	$164	164

(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $170. Repurchase proceeds are $164.)

U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.101% due 04/15/2013 (c)	10	10

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (a) 4.2%
PIMCO Short-Term Floating NAV Portfolio	222,533	2,227
PIMCO Short-Term Floating NAV Portfolio III	170,907	1,708

		3,935

Total Short-Term Instruments (Cost $4,110)		4,109

PURCHASED OPTIONS (f) 0.3%
(Cost $520)		241

Total Investments 99.2% (Cost $88,003)		$91,851

Written Options (g) (0.0%) (Premiums $51)		(1)

Other Assets and Liabilities (Net) 0.8%		725

Net Assets 100.0%		$92,575

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	71

Schedule of Investments PIMCO RealRetirement® 2030 Fund (Cont.)

(b)	Institutional Class Shares of each Fund.
(c)	Securities with an aggregate market value of $10 have been pledged as collateral as of March 31, 2013 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(d)	Cash of $476 has been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
E-mini S&P 500 Index June Futures	Short	06/2013	136	$(119)

(e)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums (Received)	Unrealized Appreciation
California State General Obligation Bonds, Series 2003	CBK	1.000%	12/20/2017	0.831%	$	300	$2	$(5)	$9

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	340	$(7)	$2	$(9)
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017		40	(1)	0	(1)
CDX.IG-9 10-Year Index 15-30%	GST	(1.000%	)	12/20/2017		60	(1)	(1)	0
CMBX.NA.AAA.3 Index	FBF	(0.080%	)	12/13/2049		45	1	2	(1)
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051		25	1	1	0
CMBX.NA.AAA.4 Index	FBF	(0.350%	)	02/17/2051		25	1	1	0
iTraxx Europe 9 10-Year Index 22-100%	MYC	(0.250%	)	06/20/2018	EUR	500	8	5	3
iTraxx Europe Crossover 18 Index	BRC	(5.000%	)	12/20/2017		150	(6)	2	(8)
iTraxx Europe Crossover 18 Index	HUS	(5.000%	)	12/20/2017		120	(5)	2	(7)
iTraxx Europe Crossover 18 Index	MYC	(5.000%	)	12/20/2017		200	(10)	7	(17)

							$(19)	$21	$(40)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f)	Purchased options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	520	$6	$0
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021		800	42	35
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		990	37	23

								$85	$58

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	DUB	$	1.000	05/22/2015	EUR	460	$23	$4

72	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,100.000	04/20/2013	204	$27	$0
Put - CBOE S&P 500 Index	1,500.000	04/20/2013	170	106	57
Call - CBOE S&P 500 Index	1,600.000	04/20/2013	340	103	97
Put - CBOE S&P 500 Index	1,300.000	06/22/2013	31	147	9
Put - CBOE S&P 500 Index	1,375.000	09/21/2013	9	29	16

				$412	$179

(g)	Written options outstanding as of March 31, 2013:

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE S&P 500 Index	1,100.000	06/22/2013	31	$51	$(1)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2012	0	$0	$0
Sales	135	1,400	165
Closing Buys	(104)	0	(109)
Expirations	0	(900)	(3)
Exercised	0	(500)	(2)

Balance at 03/31/2013	31	$0	$51

(h)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	315	$	324	WST	$0	$(4)	$(4)
04/2013	BRL	3,093		1,573	FBF	42	0	42
04/2013		3,093		1,536	UAG	5	0	5
04/2013	$	1,536	BRL	3,093	FBF	0	(5)	(5)
04/2013		1,496		3,093	UAG	35	0	35
04/2013		225	JPY	20,060	BRC	0	(12)	(12)
04/2013		225		20,060	UAG	0	(12)	(12)
06/2013	EUR	1,400	$	1,821	DUB	25	0	25
06/2013		6		8	FBF	0	0	0
06/2013	$	1,561	BRL	3,093	FBF	0	(42)	(42)
06/2013		195	GBP	129	RYL	2	0	2

						$109	$(75)	$34

(i)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Mutual Funds	$84,041	$0	$0	$84,041
Exchange-Traded Funds	3,459	0	0	3,459
Exchange-Traded Notes	1	0	0	1
Short-Term Instruments
Repurchase Agreements	0	164	0	164
U.S. Treasury Cash Management Bills	0	10	0	10
Central Funds Used for Cash Management Purposes	3,935	0	0	3,935
Purchased Options
Equity Contracts	0	179	0	179
Foreign Exchange Contracts	0	4	0	4
Interest Rate Contracts	0	58	0	58
	$91,436	$415	$0	$91,851

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Financial Derivative Instruments - Assets
Credit Contracts	$0	$12	$0	$12
Foreign Exchange Contracts	0	109	0	109
	$0	$121	$0	$121

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(43)	0	(43)
Equity Contracts	(119)	(1)	0	(120)
Foreign Exchange Contracts	0	(75)	0	(75)
	$(119)	$(119)	$0	$(238)

Totals	$91,317	$417	$0	$91,734

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	73

Schedule of Investments PIMCO RealRetirement® 2030 Fund (Cont.)

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$179	$4	$58	$241
Unrealized appreciation on foreign currency contracts	0	0	0	109	0	109
Unrealized appreciation on OTC swap agreements	0	12	0	0	0	12

	$0	$12	$179	$113	$58	$362

Liabilities:
Written options outstanding	$0	$0	$1	$0	$0	$1
Variation margin payable on financial derivative instruments (2)	0	0	40	0	0	40
Unrealized depreciation on foreign currency contracts	0	0	0	75	0	75
Unrealized depreciation on OTC swap agreements	0	43	0	0	0	43

	$0	$43	$41	$75	$0	$159

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$(58)	$0	$(240)	$(96)	$0	$(394)
Net realized gain (loss) on futures contracts	137	0	(66)	0	0	71
Net realized gain on written options	0	0	55	0	3	58
Net realized (loss) on swaps	0	(52)	0	0	0	(52)
Net realized (loss) on foreign currency transactions	0	0	0	(151)	0	(151)

	$79	$(52)	$(251)	$(247)	$3	$(468)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$0	$(133)	$16	$(6)	$(123)
Net change in unrealized (depreciation) on futures contracts	0	0	(87)	0	0	(87)
Net change in unrealized appreciation on written options	0	0	50	0	0	50
Net change in unrealized (depreciation) on swaps	0	(21)	0	0	0	(21)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	35	0	35

	$0	$(21)	$(170)	$51	$(6)	$(146)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative (depreciation) of $(119) as reported in the Notes to Schedule of Investments.

74	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

(k)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(6)	$0	$(6)
BRC	(18)	0	(18)
CBK	4	0	4
DUB	28	0	28
FBF	(2)	0	(2)
GST	(1)	0	(1)
HUS	(5)	0	(5)
JPM	35	0	35
MYC	21	0	21
RYL	1	0	1
UAG	28	0	28
WST	(4)	0	(4)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	75

Schedule of Investments PIMCO RealRetirement® 2035 Fund

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 92.7%
PIMCO CommoditiesPLUS® Strategy Fund	669,128	$7,407
PIMCO Emerging Markets Bond Fund	93,994	1,147
PIMCO EqS Pathfinder Fund®	168,724	1,836
PIMCO EqS® Dividend Fund	149,896	1,791
PIMCO EqS® Emerging Markets Fund	283,169	2,503
PIMCO Global Advantage® Strategy Bond Fund	74,858	865
PIMCO High Yield Fund	63,237	614
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	783,761	5,886
PIMCO Long-Term U.S. Government Fund	191,719	2,067
PIMCO Mortgage Opportunities Fund	26,835	299
PIMCO Real Return Fund	278,058	3,406
PIMCO RealEstateRealReturn Strategy Fund	942,799	4,902
PIMCO Small Cap StocksPLUS® AR Fund	635,095	5,735
PIMCO StocksPLUS® Fund	1,488,439	13,694
PIMCO Total Return Fund	315,824	3,550

Total Mutual Funds (Cost $52,708)		55,702

EXCHANGE-TRADED FUNDS 5.4%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (a)	5,005	350
Vanguard FTSE Emerging Markets ETF	67,481	2,895

Total Exchange-Traded Funds (Cost $3,136)		3,245

EXCHANGE-TRADED NOTES 0.0%
VelocityShares Daily 2x VIX Short Term ETN	221	1

Total Exchange-Traded Notes (Cost $17)		1

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS 0.3%
State Street Bank and Trust Co.
0.010% due 04/01/2013	$162	162

(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $170. Repurchase proceeds are $162.)

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (a) 0.5%
PIMCO Short-Term Floating NAV Portfolio	31,324	313
PIMCO Short-Term Floating NAV Portfolio III	285	3

		316

Total Short-Term Instruments (Cost $478)		478

PURCHASED OPTIONS (f) 0.3%
(Cost $333)		157

Total Investments 99.2% (Cost $56,672)		$59,583

Written Options (g) (0.0%) (Premiums $35)		(1)

Other Assets and Liabilities (Net) 0.8%		488

Net Assets 100.0%		$60,070

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.

76	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

(c)	Cash of $6 has been pledged as collateral as of March 31, 2013 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(d)	Cash of $392 has been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
E-mini S&P 500 Index June Futures	Short	06/2013	112	$(98)

(e)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums (Received)	Unrealized Appreciation
California State General Obligation Bonds, Series 2003	CBK	1.000%	12/20/2017	0.831%	$	200	$2	$(4)	$6

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	20	$	0	$1	$(1)
iTraxx Europe 9 10-Year Index 22-100%	DUB	(0.250%	)	06/20/2018	EUR	200		3	2	1
iTraxx Europe Crossover 18 Index	BRC	(5.000%	)	12/20/2017		100		(4)	1	(5)
iTraxx Europe Crossover 18 Index	HUS	(5.000%	)	12/20/2017		70		(3)	1	(4)
iTraxx Europe Crossover 18 Index	MYC	(5.000%	)	12/20/2017		100		(5)	4	(9)

							$	(9)	$9	$(18)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f)	Purchased options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021	$	270	$14	$12

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,100.000	04/20/2013	167	$22	$0
Put - CBOE S&P 500 Index	1,500.000	04/20/2013	138	86	46
Call - CBOE S&P 500 Index	1,600.000	04/20/2013	276	84	79
Put - CBOE S&P 500 Index	1,300.000	06/22/2013	22	102	6
Put - CBOE S&P 500 Index	1,375.000	09/21/2013	8	25	14

				$319	$145

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	77

Schedule of Investments PIMCO RealRetirement® 2035 Fund (Cont.)

(g)	Written options outstanding as of March 31, 2013:

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE S&P 500 Index	1,100.000	06/22/2013	22	$35	$(1)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2012	0	$0	$0
Sales	92	800	121
Closing Buys	(70)	0	(83)
Expirations	0	(500)	(2)
Exercised	0	(300)	(1)

Balance at 03/31/2013	22	$0	$35

(h)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	210	$	216	WST	$0	$(3)	$(3)
04/2013	BRL	1,959		996	FBF	27	0	27
04/2013		1,959		973	UAG	3	0	3
04/2013	$	973	BRL	1,959	FBF	0	(3)	(3)
04/2013		947		1,959	UAG	22	0	22
04/2013		96	JPY	8,527	BRC	0	(5)	(5)
04/2013		96		8,528	UAG	0	(5)	(5)
06/2013	EUR	865	$	1,125	DUB	16	0	16
06/2013		3		4	FBF	0	0	0
06/2013	$	989	BRL	1,959	FBF	0	(26)	(26)

						$68	$(42)	$26

(i)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Mutual Funds	$55,702	$0	$0	$55,702
Exchange-Traded Funds	3,245	0	0	3,245
Exchange-Traded Notes	1	0	0	1
Short-Term Instruments
Repurchase Agreements	0	162	0	162
Central Funds Used for Cash Management Purposes	317	0	0	317
Purchased Options
Equity Contracts	0	145	0	145
Interest Rate Contracts	0	12	0	12
	$59,265	$319	$0	$59,584

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Financial Derivative Instruments - Assets
Credit Contracts	$0	$7	$0	$7
Foreign Exchange Contracts	0	68	0	68
	$0	$75	$0	$75

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(19)	0	(19)
Equity Contracts	(98)	(1)	0	(99)
Foreign Exchange Contracts	0	(42)	0	(42)
	$(98)	$(62)	$0	$(160)

Totals	$59,167	$332	$0	$59,499

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

78	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$145	$0	$12	$157
Unrealized appreciation on foreign currency contracts	0	0	0	68	0	68
Unrealized appreciation on OTC swap agreements	0	7	0	0	0	7

	$0	$7	$145	$68	$12	$232

Liabilities:
Written options outstanding	$0	$0	$1	$0	$0	$1
Variation margin payable on financial derivative instruments (2)	0	0	33	0	0	33
Unrealized depreciation on foreign currency contracts	0	0	0	42	0	42
Unrealized depreciation on OTC swap agreements	0	19	0	0	0	19

	$0	$19	$34	$42	$0	$95

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$(29)	$0	$(146)	$(52)	$0	$(227)
Net realized gain (loss) on futures contracts	69	0	(115)	0	0	(46)
Net realized gain on written options	0	0	40	0	2	42
Net realized (loss) on swaps	0	(21)	0	0	0	(21)
Net realized (loss) on foreign currency transactions	0	0	0	(111)	0	(111)

	$40	$(21)	$(221)	$(163)	$2	$(363)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$0	$(112)	$11	$(1)	$(102)
Net change in unrealized (depreciation) on futures contracts	0	0	(82)	0	0	(82)
Net change in unrealized appreciation on written options	0	0	34	0	0	34
Net change in unrealized (depreciation) on swaps	0	(8)	0	0	0	(8)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	71	0	71

	$0	$(8)	$(160)	$82	$(1)	$(87)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative (depreciation) of $(98) as reported in the Notes to Schedule of Investments.

(k)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BRC	$(9)	$0	$(9)
CBK	2	0	2
DUB	19	0	19
FBF	(2)	0	(2)
HUS	(3)	0	(3)
JPM	12	0	12
MYC	(5)	0	(5)
UAG	20	0	20
WST	(3)	0	(3)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	79

Schedule of Investments PIMCO RealRetirement® 2040 Fund

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 91.5%
PIMCO CommoditiesPLUS® Strategy Fund	943,057	$10,440
PIMCO Emerging Markets Bond Fund	58,838	718
PIMCO EqS Pathfinder Fund®	229,807	2,500
PIMCO EqS® Dividend Fund	197,124	2,356
PIMCO EqS® Emerging Markets Fund	320,473	2,833
PIMCO High Yield Fund	74,703	725
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	1,023,772	7,688
PIMCO Long-Term U.S. Government Fund	272,431	2,937
PIMCO Mortgage Opportunities Fund	31,517	351
PIMCO Real Return Fund	182,579	2,237
PIMCO RealEstateRealReturn Strategy Fund	1,339,149	6,963
PIMCO Small Cap StocksPLUS® AR Fund	891,952	8,054
PIMCO StocksPLUS® Fund	2,186,543	20,116
PIMCO Total Return Fund	232,802	2,617

Total Mutual Funds (Cost $66,425)		70,535

EXCHANGE-TRADED FUNDS 6.8%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (a)	8,095	565
Vanguard FTSE Emerging Markets ETF	109,465	4,695

Total Exchange-Traded Funds (Cost $5,053)		5,260

EXCHANGE-TRADED NOTES 0.0%
VelocityShares Daily 2x VIX Short Term ETN	398	2

Total Exchange-Traded Notes (Cost $31)		2

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS 0.3%
State Street Bank and Trust Co.
0.010% due 04/01/2013	$233	233

(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $240. Repurchase proceeds are $233.)

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (a) 0.4%
PIMCO Short-Term Floating NAV Portfolio	33,229	333
PIMCO Short-Term Floating NAV Portfolio III	300	3

		336

Total Short-Term Instruments (Cost $568)		569

PURCHASED OPTIONS (f) 0.3%
(Cost $563)		250

Total Investments 99.3% (Cost $72,640)		$76,616

Written Options (g) (0.0%) (Premiums $63)		(2)

Other Assets and Liabilities (Net) 0.7%		504

Net Assets 100.0%		$77,118

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.

80	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

(c)	Cash of $12 has been pledged as collateral as of March 31, 2013 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(d)	Cash of $550 has been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
E-mini S&P 500 Index June Futures	Short	06/2013	157	$(137)

(e)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)			Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017		$	280	$(5)	$1	$(6)
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017			30	0	0	0
CDX.IG-9 10-Year Index 15-30%	GST	(1.000%	)	12/20/2017			40	(1)	(1)	0
CMBX.NA.AAA.3 Index	BOA	(0.080%	)	12/13/2049			15	0	1	(1)
CMBX.NA.AAA.3 Index	FBF	(0.080%	)	12/13/2049			10	1	1	0
CMBX.NA.AAA.3 Index	MYC	(0.080%	)	12/13/2049			15	0	1	(1)
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051			20	1	1	0
CMBX.NA.AAA.4 Index	FBF	(0.350%	)	02/17/2051			20	1	1	0
iTraxx Europe 9 10-Year Index 22-100%	MYC	(0.250%	)	06/20/2018	EUR		500	8	5	3
iTraxx Europe Crossover 18 Index	BRC	(5.000%	)	12/20/2017			130	(6)	1	(7)
iTraxx Europe Crossover 18 Index	HUS	(5.000%	)	12/20/2017			110	(5)	2	(7)
iTraxx Europe Crossover 18 Index	MYC	(5.000%	)	12/20/2017			200	(9)	7	(16)

								$(15)	$20	$(35)

Credit Default Swaps on U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums (Received)	Unrealized Appreciation
California State General Obligation Bonds, Series 2003	CBK	1.000%	12/20/2017	0.831%	$	200	$2	$(4)	$6

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f)	Purchased options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	340	$4	$0
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021		540	29	23
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		700	26	16

								$59	$39

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	DUB	$	1.000	05/22/2015	EUR	310	$15	$3

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	81

Schedule of Investments PIMCO RealRetirement® 2040 Fund (Cont.)

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,100.000	04/20/2013	236	$31	$0
Put - CBOE S&P 500 Index	1,500.000	04/20/2013	195	122	65
Call - CBOE S&P 500 Index	1,600.000	04/20/2013	392	119	112
Put - CBOE S&P 500 Index	1,300.000	06/22/2013	39	182	11
Put - CBOE S&P 500 Index	1,375.000	09/21/2013	11	35	20

				$489	$208

(g)	Written options outstanding as of March 31, 2013:

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE S&P 500 Index	1,100.000	06/22/2013	39	$63	$(2)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2012	0	$0	$0
Sales	163	1,400	211
Closing Buys	(124)	0	(143)
Expirations	0	(900)	(3)
Exercised	0	(500)	(2)

Balance at 03/31/2013	39	$0	$63

(h)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	214	$	220	WST	$0	$(3)	$(3)
04/2013	BRL	3,073		1,563	FBF	42	0	42
04/2013		3,073		1,526	UAG	5	0	5
04/2013	$	1,526	BRL	3,073	FBF	0	(5)	(5)
04/2013		1,486		3,073	UAG	35	0	35
04/2013		281	JPY	24,998	BRC	0	(15)	(15)
04/2013		280		24,999	UAG	0	(15)	(15)
06/2013	EUR	1,408	$	1,832	DUB	26	0	26
06/2013		5		6	FBF	0	0	0
06/2013	$	1,551	BRL	3,073	FBF	0	(41)	(41)
06/2013		195	GBP	129	RYL	1	0	1

						$109	$(79)	$30

(i)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Mutual Funds	$70,535	$0	$0	$70,535
Exchange-Traded Funds	5,260	0	0	5,260
Exchange-Traded Notes	2	0	0	2
Short-Term Instruments
Repurchase Agreements	0	233	0	233
Central Funds Used for Cash Management Purposes	336	0	0	336
Purchased Options
Equity Contracts	0	208	0	208
Foreign Exchange Contracts	0	3	0	3
Interest Rate Contracts	0	39	0	39
	$76,133	$483	$0	$76,616

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Financial Derivative Instruments - Assets
Credit Contracts	$0	$9	$0	$9
Foreign Exchange Contracts	0	109	0	109
	$0	$118	$0	$118

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(38)	0	(38)
Equity Contracts	(137)	(2)	0	(139)
Foreign Exchange Contracts	0	(79)	0	(79)
	$(137)	$(119)	$0	$(256)

Totals	$75,996	$482	$0	$76,478

82	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$208	$3	$39	$250
Unrealized appreciation on foreign currency contracts	0	0	0	109	0	109
Unrealized appreciation on OTC swap agreements	0	9	0	0	0	9

	$0	$9	$208	$112	$39	$368

Liabilities:
Written options outstanding	$0	$0	$2	$0	$0	$2
Variation margin payable on financial derivative instruments (2)	0	0	46	0	0	46
Unrealized depreciation on foreign currency contracts	0	0	0	79	0	79
Unrealized depreciation on OTC swap agreements	0	38	0	0	0	38

	$0	$38	$48	$79	$0	$165

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$(59)	$0	$(280)	$(85)	$0	$(424)
Net realized gain (loss) on futures contracts	137	0	(112)	0	0	25
Net realized gain on written options	0	0	71	0	3	74
Net realized (loss) on swaps	0	(53)	0	0	0	(53)
Net realized (loss) on foreign currency transactions	0	0	0	(158)	0	(158)

	$78	$(53)	$(321)	$(243)	$3	$(536)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$0	$(166)	$17	$(4)	$(153)
Net change in unrealized (depreciation) on futures contracts	0	0	(105)	0	0	(105)
Net change in unrealized appreciation on written options	0	0	61	0	0	61
Net change in unrealized (depreciation) on swaps	0	(20)	0	0	0	(20)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	32	0	32

	$0	$(20)	$(210)	$49	$(4)	$(185)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative (depreciation) of $(137) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	83

Schedule of Investments PIMCO RealRetirement® 2040 Fund (Cont.)

March 31, 2013

(k)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(4)	$0	$(4)
BRC	(21)	0	(21)
CBK	2	0	2
DUB	29	0	29
FBF	(2)	0	(2)
GST	(1)	0	(1)
HUS	(5)	0	(5)
JPM	23	0	23
MYC	15	0	15
RYL	1	0	1
UAG	25	0	25
WST	(3)	0	(3)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

84	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RealRetirement® 2045 Fund

March 31, 2013

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (b)(c) 91.4%
PIMCO CommoditiesPLUS® Strategy Fund	437,796	$4,846
PIMCO Emerging Markets Bond Fund	26,043	318
PIMCO EqS Pathfinder Fund®	102,910	1,120
PIMCO EqS® Dividend Fund	86,280	1,031
PIMCO EqS® Emerging Markets Fund	143,143	1,265
PIMCO High Yield Fund	33,206	322
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	504,460	3,789
PIMCO Long-Term U.S. Government Fund	123,524	1,332
PIMCO Mortgage Opportunities Fund	16,169	180
PIMCO Real Return Fund	28,391	348
PIMCO RealEstateRealReturn Strategy Fund	669,129	3,479
PIMCO Small Cap StocksPLUS® AR Fund	401,863	3,629
PIMCO StocksPLUS® Fund	967,326	8,899
PIMCO Total Return Fund	74,090	833

Total Mutual Funds (Cost $29,738)		31,391

EXCHANGE-TRADED FUNDS 7.2%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (b)	3,240	226
Vanguard FTSE Emerging Markets ETF	52,610	2,256

Total Exchange-Traded Funds (Cost $2,425)		2,482

EXCHANGE-TRADED NOTES 0.0%
VelocityShares Daily 2x VIX Short Term ETN	38	0

Total Exchange-Traded Notes (Cost $3)		0

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.110% due 04/15/2013 (a)(d)	$5	5

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (b) 0.1%
PIMCO Short-Term Floating NAV Portfolio	725	7
PIMCO Short-Term Floating NAV Portfolio III	550	6

		13

Total Short-Term Instruments (Cost $18)		18

PURCHASED OPTIONS (g) 0.3%
(Cost $217)		93

Total Investments 99.0% (Cost $32,401)		$33,984

Written Options (h) (0.0%) (Premiums $28)		(1)

Other Assets and Liabilities (Net) 1.0%		352

Net Assets 100.0%		$34,335

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Affiliated to the Fund.
(c)	Institutional Class Shares of each Fund.
(d)	Securities with an aggregate market value of $5 and cash of $1 have been pledged as collateral as of March 31, 2013 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(e)	Cash of $245 has been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
E-mini S&P 500 Index June Futures	Short	06/2013	70	$(61)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	85

Schedule of Investments PIMCO RealRetirement® 2045 Fund (Cont.)

(f)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized (Depreciation)
iTraxx Europe Crossover 18 Index	BRC	(5.000%	)	12/20/2017	EUR	40	$(2)	$0	$(2)
iTraxx Europe Crossover 18 Index	HUS	(5.000%	)	12/20/2017		40	(2)	1	(3)
iTraxx Europe Crossover 18 Index	MYC	(5.000%	)	12/20/2017		100	(4)	4	(8)

							$(8)	$5	$(13)

Credit Default Swaps on U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums (Received)	Unrealized Appreciation
California State General Obligation Bonds, Series 2003	CBK	1.000%	12/20/2017	0.831%	$	100	$1	$(2)	$3

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(g)	Purchased options outstanding as of March 31, 2013:

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,100.000	04/20/2013	104	$14	$0
Put - CBOE S&P 500 Index	1,500.000	04/20/2013	87	54	29
Call - CBOE S&P 500 Index	1,600.000	04/20/2013	174	53	50
Put - CBOE S&P 500 Index	1,300.000	06/22/2013	17	80	5
Put - CBOE S&P 500 Index	1,375.000	09/21/2013	5	16	9

				$217	$93

(h)	Written options outstanding as of March 31, 2013:

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE S&P 500 Index	1,100.000	06/22/2013	17	$28	$(1)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2012	0	$0	$0
Sales	51	600	89
Closing Buys	(34)	0	(59)
Expirations	0	(400)	(1)
Exercised	0	(200)	(1)

Balance at 03/31/2013	17	$0	$28

86	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

(i)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	106	$	109	UAG	$0	$(2)	$(2)
04/2013	BRL	1,217		619	FBF	17	0	17
04/2013		1,217		604	UAG	2	0	2
04/2013	$	604	BRL	1,217	FBF	0	(2)	(2)
04/2013		588		1,217	UAG	14	0	14
06/2013		614		1,217	FBF	0	(16)	(16)

						$33	$(20)	$13

(j)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Mutual Funds	$31,391	$0	$0	$31,391
Exchange-Traded Funds	2,482	0	0	2,482
Exchange-Traded Notes	0	0	0	0
Short-Term Instruments
U.S. Treasury Cash Management Bills	0	5	0	5
Central Funds Used for Cash Management Purposes	13	0	0	13
Purchased Options
Equity Contracts	0	93	0	93
	$33,886	$98	$0	$33,984

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Financial Derivative Instruments - Assets
Credit Contracts	$0	$3	$0	$3
Foreign Exchange Contracts	0	33	0	33
	$0	$36	$0	$36

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(13)	0	(13)
Equity Contracts	(61)	(1)	0	(62)
Foreign Exchange Contracts	0	(20)	0	(20)
	$(61)	$(34)	$0	$(95)

Totals	$33,825	$100	$0	$33,925

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

(k)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$93	$0	$0	$93
Unrealized appreciation on foreign currency contracts	0	0	0	33	0	33
Unrealized appreciation on OTC swap agreements	0	3	0	0	0	3

	$0	$3	$93	$33	$0	$129

Liabilities:
Written options outstanding	$0	$0	$1	$0	$0	$1
Variation margin payable on financial derivative instruments (2)	0	0	21	0	0	21
Unrealized depreciation on foreign currency contracts	0	0	0	20	0	20
Unrealized depreciation on OTC swap agreements	0	13	0	0	0	13

	$0	$13	$22	$20	$0	$55

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	87

Schedule of Investments PIMCO RealRetirement® 2045 Fund (Cont.)

March 31, 2013

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$(8)	$0	$(31)	$(11)	$0	$(50)
Net realized gain (loss) on futures contracts	17	0	(185)	0	0	(168)
Net realized gain on written options	0	0	29	0	1	30
Net realized (loss) on swaps	0	(5)	0	0	0	(5)
Net realized gain on foreign currency transactions	0	0	0	2	0	2

	$9	$(5)	$(187)	$(9)	$1	$(191)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$(123)	$0	$0	$(123)
Net change in unrealized (depreciation) on futures contracts	0	0	(59)	0	0	(59)
Net change in unrealized appreciation on written options	0	0	27	0	0	27
Net change in unrealized (depreciation) on swaps	0	(10)	0	0	0	(10)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	13	0	13

	$0	$(10)	$(155)	$13	$0	$(152)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative (depreciation) of $(61) as reported in the Notes to Schedule of Investments.

(l)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BRC	$(2)	$0	$(2)
CBK	1	0	1
FBF	(1)	0	(1)
HUS	(2)	0	(2)
MYC	(4)	0	(4)
UAG	14	0	14

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

88	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RealRetirement® 2050 Fund

March 31, 2013

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (b)(c) 90.0%
PIMCO CommoditiesPLUS® Strategy Fund	604,678	$6,694
PIMCO CommodityRealReturn Strategy Fund®	27,100	178
PIMCO Emerging Markets Bond Fund	37,435	457
PIMCO EqS Pathfinder Fund®	152,285	1,657
PIMCO EqS® Dividend Fund	118,775	1,419
PIMCO EqS® Emerging Markets Fund	204,386	1,807
PIMCO High Yield Fund	47,366	460
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	706,125	5,303
PIMCO Long-Term U.S. Government Fund	170,388	1,837
PIMCO Mortgage Opportunities Fund	19,254	214
PIMCO Real Return Fund	14,056	172
PIMCO RealEstateRealReturn Strategy Fund	1,009,018	5,247
PIMCO Small Cap StocksPLUS® AR Fund	574,831	5,191
PIMCO StocksPLUS® Fund	1,451,346	13,352
PIMCO Total Return Fund	62,215	699

Total Mutual Funds (Cost $42,404)		44,687

EXCHANGE-TRADED FUNDS 6.7%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (b)	4,720	329
Vanguard FTSE Emerging Markets ETF	70,893	3,041

Total Exchange-Traded Funds (Cost $3,260)		3,370

EXCHANGE-TRADED NOTES 0.0%
VelocityShares Daily 2x VIX Short Term ETN	207	1

Total Exchange-Traded Notes (Cost $16)		1

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.1%

REPURCHASE AGREEMENTS 0.5%
State Street Bank and Trust Co.
0.010% due 04/01/2013	$227	227

(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $235. Repurchase proceeds are $227.)

U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.110% due 04/15/2013 (a)(d)	5	5

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (b) 1.6%
PIMCO Short-Term Floating NAV Portfolio	80,910	810
PIMCO Short-Term Floating NAV Portfolio III	610	6

		816

Total Short-Term Instruments (Cost $1,048)		1,048

PURCHASED OPTIONS (g) 0.4%
(Cost $389)		178

Total Investments 99.2% (Cost $47,117)		$49,284

Written Options (h) (0.0%) (Premiums $39)		(1)

Other Assets and Liabilities (Net) 0.8%		376

Net Assets 100.0%		$49,659

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	89

Schedule of Investments PIMCO RealRetirement® 2050 Fund (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Affiliated to the Fund.
(c)	Institutional Class Shares of each Fund.
(d)	Securities with an aggregate market value of $5 and cash of $1 have been pledged as collateral as of March 31, 2013 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(e)	Cash of $347 has been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
E-mini S&P 500 Index June Futures	Short	06/2013	99	$(86)

(f)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	230	$(5)	$1	$(6)
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017		30	(1)	0	(1)
CDX.IG-9 10-Year Index 15-30%	GST	(1.000%	)	12/20/2017		40	(1)	(1)	0
CMBX.NA.AAA.3 Index	FBF	(0.080%	)	12/13/2049		45	1	2	(1)
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051		25	1	1	0
CMBX.NA.AAA.4 Index	FBF	(0.350%	)	02/17/2051		25	1	1	0
iTraxx Europe 9 10-Year Index 22-100%	MYC	(0.250%	)	06/20/2018	EUR	200	3	2	1
iTraxx Europe Crossover 18 Index	BRC	(5.000%	)	12/20/2017		90	(4)	1	(5)
iTraxx Europe Crossover 18 Index	HUS	(5.000%	)	12/20/2017		70	(2)	2	(4)
iTraxx Europe Crossover 18 Index	MYC	(5.000%	)	12/20/2017		100	(4)	4	(8)

							$ (11)	$13	$(24)

Credit Default Swaps on U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums (Received)	Unrealized Appreciation
California State General Obligation Bonds, Series 2003	CBK	1.000%	12/20/2017	0.831%	$	200	$2	$(4)	$6

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(g)	Purchased options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	310	$4	$0
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021		510	27	22
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		880	33	20

								$64	$42

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	DUB	$	1.000	05/22/2015	EUR	280	$14	$3

90	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,100.000	04/20/2013	145	$19	$0
Put - CBOE S&P 500 Index	1,500.000	04/20/2013	126	79	42
Call - CBOE S&P 500 Index	1,600.000	04/20/2013	251	76	72
Put - CBOE S&P 500 Index	1,300.000	06/22/2013	25	115	7
Put - CBOE S&P 500 Index	1,375.000	09/21/2013	7	22	12

				$311	$133

(h)	Written options outstanding as of March 31, 2013:

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE S&P 500 Index	1,100.000	06/22/2013	25	$39	$(1)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2012	0	$0	$0
Sales	95	800	126
Closing Buys	(70)	0	(83)
Expirations	0	(500)	(2)
Exercised	0	(300)	(2)

Balance at 03/31/2013	25	$0	$39

(i)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	261	$	268	WST	$0	$(4)	$(4)
04/2013	BRL	1,794		913	FBF	25	0	25
04/2013		1,794		891	UAG	3	0	3
04/2013	$	891	BRL	1,794	FBF	0	(3)	(3)
04/2013		868		1,794	UAG	20	0	20
04/2013		162	JPY	14,450	BRC	0	(9)	(9)
04/2013		162		14,451	UAG	0	(8)	(8)
06/2013	EUR	686	$	892	DUB	12	0	12
06/2013		3		4	FBF	0	0	0
06/2013	$	905	BRL	1,794	FBF	0	(24)	(24)
06/2013		195	GBP	129	RYL	1	0	1

						$61	$(48)	$13

(j)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Mutual Funds	$44,687	$0	$0	$44,687
Exchange-Traded Funds	3,370	0	0	3,370
Exchange-Traded Notes	1	0	0	1
Short-Term Instruments
Repurchase Agreements	0	227	0	227
U.S. Treasury Cash Management Bills	0	5	0	5
Central Funds Used for Cash Management Purposes	816	0	0	816
Purchased Options
Equity Contracts	0	133	0	133
Foreign Exchange Contracts	0	3	0	3
Interest Rate Contracts	0	42	0	42
	$48,874	$410	$0	$49,284

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Financial Derivative Instruments - Assets
Credit Contracts	$0	$7	$0	$7
Foreign Exchange Contracts	0	61	0	61
	$0	$68	$0	$68

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(25)	0	(25)
Equity Contracts	(86)	(1)	0	(87)
Foreign Exchange Contracts	0	(48)	0	(48)
	$(86)	$(74)	$0	$(160)

Totals	$48,788	$404	$0	$49,192

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	91

Schedule of Investments PIMCO RealRetirement® 2050 Fund (Cont.)

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

(k)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$133	$3	$42	$178
Unrealized appreciation on foreign currency contracts	0	0	0	61	0	61
Unrealized appreciation on OTC swap agreements	0	7	0	0	0	7

	$0	$7	$133	$64	$42	$246

Liabilities:
Written options outstanding	$0	$0	$1	$0	$0	$1
Variation margin payable on financial derivative instruments (2)	0	0	29	0	0	29
Unrealized depreciation on foreign currency contracts	0	0	0	48	0	48
Unrealized depreciation on OTC swap agreements	0	25	0	0	0	25

	$0	$25	$30	$48	$0	$103

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$(29)	$0	$(146)	$(43)	$0	$(218)
Net realized gain (loss) on futures contracts	68	0	(99)	0	0	(31)
Net realized gain on written options	0	0	41	0	2	43
Net realized (loss) on swaps	0	(20)	0	0	0	(20)
Net realized (loss) on foreign currency transactions	0	0	0	(89)	0	(89)

	$39	$(20)	$(204)	$(132)	$2	$(315)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$0	$(118)	$7	$(4)	$(115)
Net change in unrealized (depreciation) on futures contracts	0	0	(71)	0	0	(71)
Net change in unrealized appreciation on written options	0	0	38	0	0	38
Net change in unrealized (depreciation) on swaps	0	(15)	0	0	0	(15)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	11	0	11

	$0	$(15)	$(151)	$18	$(4)	$(152)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative (depreciation) of $(86) as reported in the Notes to Schedule of Investments.

92	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

(l)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(4)	$0	$(4)
BRC	(13)	0	(13)
CBK	2	0	2
DUB	15	0	15
GST	(1)	0	(1)
HUS	(3)	0	(3)
JPM	22	0	22
MYC	19	0	19
RYL	1	0	1
UAG	15	0	15
WST	(4)	0	(4)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	93

Schedule of Investments PIMCO RealRetirement® Income and Distribution Fund

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 91.9%
PIMCO CommoditiesPLUS® Strategy Fund	201,713	$2,233
PIMCO Emerging Markets Bond Fund	227,274	2,773
PIMCO EqS Pathfinder Fund®	70,395	766
PIMCO EqS® Dividend Fund	121,801	1,455
PIMCO EqS® Emerging Markets Fund	118,120	1,044
PIMCO Global Advantage® Strategy Bond Fund	193,531	2,237
PIMCO High Yield Fund	295,767	2,872
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	211,942	1,592
PIMCO Low Duration Fund	591,621	6,212
PIMCO Mortgage Opportunities Fund	23,686	264
PIMCO Real Return Fund	817,759	10,017
PIMCO RealEstateRealReturn Strategy Fund	275,126	1,431
PIMCO Small Cap StocksPLUS® AR Fund	170,073	1,536
PIMCO StocksPLUS® Fund	549,638	5,057
PIMCO Total Return Fund	1,322,896	14,869

Total Mutual Funds (Cost $52,687)		54,358

EXCHANGE-TRADED NOTES 0.0%
VelocityShares Daily 2x VIX Short Term ETN	314	1

Total Exchange-Traded Notes (Cost $25)		1

SHORT-TERM INSTRUMENTS 7.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (a) 7.6%
PIMCO Short-Term Floating NAV Portfolio	451,741	4,521
PIMCO Short-Term Floating NAV Portfolio III	120	1

		4,522

Total Short-Term Instruments (Cost $4,521)		4,522

PURCHASED OPTIONS (f) 0.2%
(Cost $239)		117

Total Investments 99.7% (Cost $57,472)		$58,998

Written Options (g) (0.0%) (Premiums $21)		0

Other Assets and Liabilities (Net) 0.3%		186

Net Assets 100.0%		$59,184

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.
(c)	Cash of $10 has been pledged as collateral as of March 31, 2013 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(d)	Cash of $112 has been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
E-mini S&P 500 Index June Futures	Short	06/2013	32	$(28)

(e)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	260	$(5)	$2	$(7)
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017		40	(1)	0	(1)

94	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

Credit Default Swaps on Credit Indices - Buy Protection (1) (Cont.)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 15-30%	GST	(1.000%	)	12/20/2017	$	60	$(1)	$(1)	$0
CMBX.NA.AAA.3 Index	FBF	(0.080%	)	12/13/2049		40	1	2	(1)
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051		25	0	1	(1)
CMBX.NA.AAA.4 Index	FBF	(0.350%	)	02/17/2051		25	1	1	0
iTraxx Europe 9 10-Year Index 22-100%	MYC	(0.250%	)	06/20/2018	EUR	400	7	4	3
iTraxx Europe Crossover 18 Index	BRC	(5.000%	)	12/20/2017		130	(6)	1	(7)
iTraxx Europe Crossover 18 Index	HUS	(5.000%	)	12/20/2017		80	(3)	2	(5)
iTraxx Europe Crossover 18 Index	MYC	(5.000%	)	12/20/2017		100	(4)	4	(8)

							$(11)	$16	$(27)

Credit Default Swaps on U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums (Received)	Unrealized Appreciation
California State General Obligation Bonds, Series 2003	CBK	1.000%	12/20/2017	0.831%	$	200	$2	$(4)	$6

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f)	Purchased options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	450	$5	$0
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021		1,000	54	44
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		1,130	42	26

								$101	$70

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	DUB	$	1.000	05/22/2015	EUR	410	$20	$4

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,100.000	04/20/2013	48	$6	$0
Put - CBOE S&P 500 Index	1,500.000	04/20/2013	41	26	14
Call - CBOE S&P 500 Index	1,600.000	04/20/2013	82	25	23
Put - CBOE S&P 500 Index	1,300.000	06/22/2013	10	55	3
Put - CBOE S&P 500 Index	1,375.000	09/21/2013	2	6	3

				$118	$43

(g)	Written options outstanding as of March 31, 2013:

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE S&P 500 Index	1,100.000	06/22/2013	10	$21	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	95

Schedule of Investments PIMCO RealRetirement® Income and Distribution Fund (Cont.)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2012	0	$0	$0
Sales	66	1,000	52
Closing Buys	(56)	0	(27)
Expirations	0	(700)	(2)
Exercised	0	(300)	(2)

Balance at 03/31/2013	10	$0	$21

(h)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	210	$	216	WST	$0	$(3)	$(3)
04/2013	BRL	1,897		965	FBF	26	0	26
04/2013		1,897		942	UAG	3	0	3
04/2013	$	942	BRL	1,897	FBF	0	(3)	(3)
04/2013		917		1,897	UAG	21	0	21
04/2013		55	JPY	4,866	BRC	0	(3)	(3)
04/2013		55		4,866	UAG	0	(3)	(3)
06/2013	EUR	905	$	1,177	DUB	17	0	17
06/2013		4		5	FBF	0	0	0
06/2013	$	958	BRL	1,897	FBF	0	(25)	(25)
06/2013		195	GBP	129	RYL	1	0	1

						$68	$(37)	$31

(i)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Mutual Funds	$54,358	$0	$0	$54,358
Exchange-Traded Notes	1	0	0	1
Short-Term Instruments
Central Funds Used for Cash Management Purposes	4,522	0	0	4,522
Purchased Options
Equity Contracts	0	43	0	43
Foreign Exchange Contracts	0	4	0	4
Interest Rate Contracts	0	70	0	70
	$58,881	$117	$0	$58,998

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Financial Derivative Instruments - Assets
Credit Contracts	$0	$9	$0	$9
Foreign Exchange Contracts	0	68	0	68
	$0	$77	$0	$77

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(30)	0	(30)
Equity Contracts	(28)	0	0	(28)
Foreign Exchange Contracts	0	(37)	0	(37)
	$(28)	$(67)	$0	$(95)

Totals	$58,853	$127	$0	$58,980

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

96	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$43	$4	$70	$117
Unrealized appreciation on foreign currency contracts	0	0	0	68	0	68
Unrealized appreciation on OTC swap agreements	0	9	0	0	0	9

	$0	$9	$43	$72	$70	$194

Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$0	$9	$0	$0	$9
Unrealized depreciation on foreign currency contracts	0	0	0	37	0	37
Unrealized depreciation on OTC swap agreements	0	30	0	0	0	30

	$0	$30	$9	$37	$0	$76

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$(44)	$0	$(74)	$(73)	$0	$(191)
Net realized gain on futures contracts	103	0	127	0	0	230
Net realized gain on written options	0	0	15	0	2	17
Net realized (loss) on swaps	0	(35)	0	0	0	(35)
Net realized (loss) on foreign currency transactions	0	0	0	(143)	0	(143)

	$59	$(35)	$68	$(216)	$2	$(122)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$0	$(44)	$12	$(6)	$(38)
Net change in unrealized (depreciation) on futures contracts	0	0	(3)	0	0	(3)
Net change in unrealized appreciation on written options	0	0	20	0	0	20
Net change in unrealized (depreciation) on swaps	0	(14)	0	0	0	(14)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	67	0	67

	$0	$(14)	$(27)	$79	$(6)	$32

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative (depreciation) of $(28) as reported in the Notes to Schedule of Investments.

(k)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(5)	$0	$(5)
BRC	(9)	0	(9)
CBK	2	0	2
DUB	20	0	20
GST	(1)	0	(1)
HUS	(3)	0	(3)
JPM	44	0	44
MYC	29	0	29
RYL	1	0	1
UAG	21	0	21
WST	(3)	0	(3)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	97

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.9%
Dell, Inc.
5.000% due 11/06/2013		$22,100	$21,998
HJ Heinz Co.
3.500% due 03/27/2020		18,200	18,380
5.000% due 03/27/2014		2,625	2,613
Kabel Deutschland GmbH
4.119% due 12/31/2016	EUR	1,100	1,423

Total Bank Loan Obligations (Cost $44,208)			44,414

CORPORATE BONDS & NOTES 1.7%

BANKING & FINANCE 0.9%
Banco Santander Brasil S.A.
2.380% due 03/18/2014		$7,200	7,220
Bank of Nova Scotia
1.650% due 10/29/2015 (i)		9,600	9,866
ING Bank NV
3.900% due 03/19/2014		4,000	4,136
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		182	203
Springleaf Finance Corp.
4.125% due 11/29/2013	EUR	1,800	2,307
5.400% due 12/01/2015		$682	704
5.750% due 09/15/2016		200	202
5.850% due 06/01/2013		12,100	12,198
WM Covered Bond Program
4.375% due 09/16/2014	EUR	5,300	7,086

			43,922

INDUSTRIALS 0.6%
Jones Group, Inc.
5.125% due 11/15/2014		$8,200	8,630
New York Times Co.
5.000% due 03/15/2015		6,000	6,322
Office Depot, Inc.
6.250% due 08/15/2013		4,251	4,331
Pearson Dollar Finance PLC
6.250% due 05/06/2018		750	903
PulteGroup, Inc.
5.250% due 01/15/2014		6,000	6,180
Rohm & Haas Co.
6.000% due 09/15/2017		1,000	1,176
Toll Brothers Finance Corp.
6.750% due 11/01/2019		1,200	1,407
UST LLC
5.750% due 03/01/2018		1,000	1,176

			30,125

UTILITIES 0.2%
CenturyLink, Inc.
6.000% due 04/01/2017		1,000	1,084
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	4,100	5,374

			6,458

Total Corporate Bonds & Notes (Cost $77,748)			80,505

MUNICIPAL BONDS & NOTES 0.3%

CALIFORNIA 0.3%
California State General Obligation Bonds, (BABs), Series 2009
7.350% due 11/01/2039		$6,030	8,421
7.500% due 04/01/2034		1,000	1,393

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State General Obligation Bonds, (BABs), Series 2010
7.625% due 03/01/2040	$1,900	$2,749
California State General Obligation Bonds, Series 2012
5.000% due 09/01/2030	405	456

Total Municipal Bonds & Notes (Cost $13,165)		13,019

U.S. GOVERNMENT AGENCIES 0.4%
Fannie Mae
0.754% due 09/25/2041	12,257	12,366
2.440% due 08/01/2022	396	404
2.850% due 06/01/2022	600	630
2.920% due 06/01/2022	1,900	1,985
3.000% due 01/01/2022	1,290	1,369
4.000% due 10/01/2040	21	23
Freddie Mac
0.753% due 07/15/2041	3,783	3,814

Total U.S. Government Agencies (Cost $20,407)		20,591

U.S. TREASURY OBLIGATIONS 32.0%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2023 (i)(j)	39,318	42,506
0.625% due 02/15/2043 (j)	21,952	22,136
0.750% due 02/15/2042 (i)(j)(l)(m)(n)	195,621	205,249
2.125% due 02/15/2040 (i)	11,857	16,769
2.125% due 02/15/2041 (i)	21,597	30,695
2.375% due 01/15/2025 (l)	122	164
3.625% due 04/15/2028 (l)	142	223
U.S. Treasury Notes
0.125% due 12/31/2013	13,500	13,501
0.250% due 10/31/2013 (l)	6,700	6,706
0.250% due 10/31/2013	1,076	1,077
0.250% due 11/30/2013	1,500	1,501
0.250% due 01/31/2014	6,700	6,706
0.250% due 02/28/2014	4,600	4,605
0.250% due 03/31/2014	12,900	12,911
0.500% due 11/15/2013	1,600	1,604
0.750% due 12/15/2013	1,544	1,551
1.000% due 01/15/2014 (l)	4,203	4,232
1.000% due 01/15/2014	2,000	2,014
1.250% due 02/15/2014	4,267	4,308
1.250% due 03/15/2014	7,033	7,106
1.500% due 12/31/2013	400	404
1.625% due 11/15/2022 (i)	79,200	77,876
1.750% due 01/31/2014	1,300	1,317
1.875% due 02/28/2014	500	508
2.000% due 02/15/2022 (i)(j)	155,300	159,789
2.000% due 02/15/2023 (i)(j)	917,700	930,175

Total U.S. Treasury Obligations (Cost $1,545,480)		1,555,633

MORTGAGE-BACKED SECURITIES 0.5%
Banc of America Large Loan Trust
2.503% due 11/15/2015	10,045	10,127
Bear Stearns Adjustable Rate Mortgage Trust
2.240% due 08/25/2035	367	370
2.320% due 08/25/2035	127	129
2.736% due 08/25/2033	404	406
Bear Stearns Commercial Mortgage Securities
5.700% due 06/11/2050	600	706
Citigroup Mortgage Loan Trust, Inc.
2.550% due 10/25/2035	1,063	1,007

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Trust
0.533% due 11/20/2035		$1,914	$1,368
1.177% due 02/25/2036		384	311
Countrywide Home Loan Mortgage Pass-Through Trust
0.524% due 03/25/2035		240	193
2.825% due 09/20/2036^		267	178
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		1,500	1,736
Merrill Lynch Floating Trust
0.740% due 07/09/2021		2,648	2,610
Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036		691	544
Structured Adjustable Rate Mortgage Loan Trust
2.649% due 01/25/2035		69	64
Structured Asset Mortgage Investments, Inc.
0.453% due 07/19/2035		133	129
WaMu Mortgage Pass-Through Certificates
0.878% due 02/25/2047		415	319
Wells Fargo Mortgage-Backed Securities Trust
2.641% due 03/25/2036		1,269	1,280
5.826% due 09/25/2036		3,142	2,950

Total Mortgage-Backed Securities (Cost $22,790)			24,427

ASSET-BACKED SECURITIES 0.1%
Aircraft Certificate Owner Trust
6.455% due 09/20/2022		51	52
7.001% due 09/20/2022		1,300	1,327
Citigroup Mortgage Loan Trust, Inc.
0.314% due 08/25/2036		11	11
Galaxy CLO Ltd.
0.562% due 10/20/2017		1,036	1,035
Mid-State Trust
8.330% due 04/01/2030		369	384
SLC Student Loan Trust
4.750% due 06/15/2033		1,480	1,405
SLM Student Loan Trust
0.480% due 12/17/2018		63	63
Wood Street CLO BV
0.602% due 11/22/2021	EUR	1,096	1,379

Total Asset-Backed Securities (Cost $5,566)			5,656

SOVEREIGN ISSUES 7.8%
Autonomous Community of Madrid Spain
4.200% due 09/24/2014		16,980	22,201
4.305% due 03/06/2014		10,430	13,711
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2014	BRL	13,868	6,967
10.000% due 01/01/2017		111,351	56,441
10.000% due 01/01/2021		2,069	1,041
10.000% due 01/01/2023		2,071	1,037
Italy Buoni Poliennali Del Tesoro
5.500% due 09/01/2022	EUR	25,300	34,507
5.500% due 11/01/2022		12,200	16,634
New Zealand Government Bond
5.500% due 04/15/2023	NZD	650	636
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025		5,100	4,593
Spain Government International Bond
4.000% due 04/30/2020	EUR	4,900	6,142
4.850% due 10/31/2020		11,500	14,994
5.500% due 04/30/2021		17,000	22,998
5.850% due 01/31/2022		9,600	13,097
United Kingdom Gilt
1.750% due 09/07/2022	GBP	40,700	61,798

98	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.750% due 09/07/2020	GBP	2,900	$5,175
3.750% due 09/07/2021 (j)		53,300	95,346

Total Sovereign Issues (Cost $376,438)			377,318

		SHARES
MUTUAL FUNDS (d)(e) 58.1%
PIMCO Emerging Local Bond Fund		18,043,215	195,588
PIMCO Emerging Markets Corporate Bond Fund		8,459,027	102,693
PIMCO EqS® Dividend Fund		29,251,617	349,557
PIMCO EqS® Emerging Markets Fund		28,665,666	253,404
PIMCO EqS Pathfinder Fund®		30,423,957	331,013
PIMCO Income Fund		43,025,403	539,539
PIMCO Investment Grade Corporate Bond Fund		4,678,197	52,115
PIMCO Real Return Fund		6,322,679	77,453
PIMCO RealEstateRealReturn Strategy Fund		2,907,149	15,117
PIMCO StocksPLUS® Fund		36,014,773	331,336
PIMCO Total Return Fund		7,314,258	82,212
PIMCO Unconstrained Bond Fund		42,438,976	490,170

Total Mutual Funds (Cost $2,664,148)			2,820,197

COMMON STOCKS 0.5%

FINANCIALS 0.5%
CIT Group, Inc. (a)		587,000	25,523

Total Common Stocks (Cost $25,641)			25,523

EXCHANGE-TRADED FUNDS 26.8%
iShares FTSE China 25 Index Fund		8,200,000	302,580
iShares MSCI EAFE Index Fund		2,333,616	137,637
iShares Nasdaq Biotechnology Index Fund		336,032	53,742

	SHARES	MARKET VALUE (000S)
SPDR Gold Trust	1,449,819	$223,924
Vanguard FTSE Emerging Markets ETF	13,596,535	583,155

Total Exchange-Traded Funds (Cost $1,284,664)		1,301,038

EXCHANGE-TRADED NOTES 0.0%
VelocityShares Daily 2x VIX Short Term ETN	67,207	236

Total Exchange-Traded Notes (Cost $5,202)		236

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.4%

CERTIFICATES OF DEPOSIT 0.2%
Banco do Brasil S.A.
0.000% due 03/27/2014	$11,400	11,261

REPURCHASE AGREEMENTS 0.3%
Banc of America Securities LLC
0.210% due 04/01/2013	2,400	2,400
(Dated 03/28/2013. Collateralized by U.S. Treasury Bonds 3.125% due 02/15/2043 valued at $512 and U.S. Treasury Notes 0.875% due 01/31/2017 valued at $1,942. Repurchase proceeds are $2,400.)
Citigroup Global Markets, Inc.
0.220% due 04/01/2013	2,700	2,700
(Dated 03/28/2013. Collateralized by U.S. Treasury Notes 0.125% due 12/31/2013 valued at $2,761. Repurchase proceeds are $2,700.)
State Street Bank and Trust Co.
0.010% due 04/01/2013	2,625	2,625
(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $2,684. Repurchase proceeds are $2,625.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TD Securities (USA) LLC
0.220% due 04/01/2013	$6,400	$6,400
(Dated 03/28/2013. Collateralized by U.S. Treasury Bonds 3.125% due 02/15/2042 valued at $6,526. Repurchase proceeds are $6,400.)

		14,125

SHORT-TERM NOTES 0.4%
Fannie Mae
0.142% due 11/01/2013	4,700	4,698
Federal Home Loan Bank
0.162% due 04/15/2013	11,100	11,099
Freddie Mac
0.142% due 10/08/2013 - 10/10/2013	5,300	5,298
0.162% due 02/04/2014	300	300

		21,395

U.S. TREASURY BILLS 0.7%
0.138% due 04/18/2013 - 03/06/2014 (b)(l)(m)(n)	32,128	32,098

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (d) 0.8%
PIMCO Short-Term Floating NAV Portfolio	3,980,604	39,834

Total Short-Term Instruments (Cost $118,695)		118,713

PURCHASED OPTIONS (p) 0.8%
(Cost $84,271)		38,991

Total Investments 132.3% (Cost $6,288,423)		$6,426,261

Written Options (q) (0.1%) (Premiums $26,495)		(7,126)

Other Assets and Liabilities (Net) (32.2%)		(1,560,605)

Net Assets 100.0%		$4,858,530

Notes to Consolidated Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Institutional Class Shares of each Fund.
(f)	Cash of $1 has been pledged as collateral as of March 31, 2013 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $238,007 at a weighted average interest rate of 0.329%.
(h)	Cash of $1,027 has been pledged as margin collateral for repurchase agreements and/or reverse repurchase agreements as governed by Master Repurchase Agreements as of March 31, 2013.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	99

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

(i)	Securities with an aggregate market value of $1,205,211 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
BCY	0.400%	03/22/2013	04/24/2013	$3,045	$(3,045)
BOM	0.180%	03/06/2013	04/04/2013	52,220	(52,227)
BOS	0.050%	03/22/2013	04/03/2013	206,189	(206,191)
	0.220%	03/18/2013	04/18/2013	88,698	(88,705)
BSN	0.200%	03/05/2013	04/04/2013	61,311	(61,321)
DEU	0.080%	03/22/2013	04/03/2013	288,790	(288,796)
	0.080%	03/25/2013	04/03/2013	140,748	(140,750)
	0.100%	03/21/2013	04/03/2013	37,781	(37,782)
	0.170%	02/06/2013	04/17/2013	28,328	(28,335)
JPS	0.070%	03/26/2013	04/04/2013	34,441	(34,441)
	0.130%	03/15/2013	04/02/2013	77,220	(77,225)
	0.220%	03/15/2013	04/02/2013	101,226	(101,237)
	0.230%	03/11/2013	04/01/2013	21,592	(21,595)
	0.250%	03/19/2013	04/03/2013	39,778	(39,782)
RBS	0.050%	04/01/2013	04/08/2013	9,237	(9,237)
	0.170%	01/28/2013	04/12/2013	16,041	(16,046)

					$(1,206,715)

(j)	Securities with an aggregate market value of $322,219 have been pledged or delivered as collateral for forward settling transactions, such as delayed-delivery or sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of March 31, 2013.
(k)	Sale-buyback financing transactions as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount		Payable for Sale-Buyback Financing Transactions (1)
BPS	0.480%	04/02/2013	05/17/2013	GBP	11,802	$(18,003)
BRC	0.280%	03/18/2013	04/08/2013	$	7,508	(7,516)
FOB	0.170%	04/01/2013	04/19/2013		22,114	(22,229)
GLM	(0.100%)	03/28/2013	04/04/2013		68,663	(68,674)
	0.080%	03/25/2013	04/04/2013		70,650	(70,663)
	0.220%	03/18/2013	04/11/2013		55,207	(55,242)
	0.220%	03/22/2013	04/12/2013		582	(583)
MSC	0.090%	03/21/2013	04/03/2013		69,237	(69,246)
TDM	(0.100%)	03/27/2013	04/01/2013		9,234	(9,234)

						$(321,390)

(1)	Payable for sale-buyback financing transactions includes $237 of deferred price drop on sale-buyback financing transactions.

(l)	Securities with an aggregate market value of $10,367 and cash of $30,858 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
5-Year Deliverable Interest Rate Swap June Futures	Short	06/2013	373	$(47)
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2013	1,500	(143)
90-Day Eurodollar September Futures	Long	09/2015	314	19
Arabica Coffee May Futures	Short	05/2013	276	48
Brent Crude December Futures	Short	11/2013	1,221	283
Brent Crude May Futures	Long	04/2013	200	60
Cocoa May Futures	Short	05/2013	646	97
Copper May Futures	Short	05/2013	216	592
Corn May Futures	Long	05/2013	140	(132)
E-mini S&P 500 Index June Futures	Short	06/2013	291	(180)
Euro STOXX 50 June Futures	Long	06/2013	1,458	(1,542)
Euro-Bund 10-Year Bond June Futures	Long	06/2013	115	294
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2013	932	(1,464)
Gold 100 oz. June Futures	Short	06/2013	149	146
IBEX 35 Index April Futures	Long	04/2013	462	(2,188)
Lean Hogs June Futures	Short	06/2013	446	(655)
Live Cattle June Futures	Short	06/2013	408	(456)
OMX Stockholm 30 Index April Futures	Long	04/2013	4,303	82
Platinum July Futures	Short	07/2013	57	24
Russell 2000 Mini Index June Futures	Short	06/2013	1,938	(3,894)
Silver May Futures	Short	05/2013	92	520
Soybean May Futures	Long	05/2013	46	(96)

100	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Sugar No. 11 May Futures	Short	04/2013	296	$38
U.S. Treasury 5-Year Note June Futures	Long	06/2013	411	21
U.S. Treasury 10-Year Note June Futures	Long	06/2013	212	130
U.S. Treasury 30-Year Bond June Futures	Long	06/2013	42	60
United Kingdom Government 10-Year Gilt June Futures	Long	06/2013	907	3,821
Volatility S&P 500 Index April Futures	Short	04/2013	91	84
Wheat May Futures	Short	05/2013	323	443
WTI Crude December Futures	Long	11/2013	1,221	2,101
WTI Crude May Futures	Long	04/2013	474	1,689

				$(245)

(m)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $844 and cash of $53,332 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	1.400%	03/20/2018	$	229,300	$(5,195)	$(3,019)
Receive	3-Month USD-LIBOR	1.000%	06/19/2018		292,600	606	44
Receive	3-Month USD-LIBOR	2.000%	06/19/2023		106,550	828	(908)
Pay	3-Month USD-LIBOR	2.000%	06/19/2023		150,000	(1,166)	264
Receive	3-Month USD-LIBOR	2.750%	06/19/2033		232,400	3,721	942
Pay	6-Month AUD-BBR-BBSW	3.500%	03/15/2023	AUD	207,800	(9,927)	(8,413)
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2023		200,600	(5,192)	(6,304)
Pay	6-Month AUD-BBR-BBSW	3.975%	03/15/2023		7,500	(46)	(46)
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023		46,980	(188)	(206)
Pay	6-Month AUD-BBR-BBSW	4.250%	03/15/2023		53,400	955	561
Pay	6-Month AUD-BBR-BBSW	4.250%	12/11/2023		652,100	3,250	(873)
Pay	6-Month GBP-LIBOR	3.000%	03/21/2023	GBP	84,100	404	1,392
Receive	6-Month GBP-LIBOR	3.250%	09/18/2043		27,600	(1,567)	(751)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	9,660,000	(2,631)	0
Receive	6-Month JPY-LIBOR	1.750%	03/21/2043		11,400,000	(896)	(8,635)

						$(17,044)	$(25,952)

(n)	Securities with an aggregate market value of $24,798 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.

(o)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate Issues - Buy Protection (2)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Black & Decker Corp.	CBK	(2.200%	)	06/20/2014	0.081%	$	500	$(14)	$0	$(14)
CenturyLink, Inc.	JPM	(2.000%	)	06/20/2017	2.120%		1,000	2	0	2
Cytec Industries, Inc.	CBK	(1.000%	)	09/20/2017	1.063%		300	1	28	(27)
Cytec Industries, Inc.	DUB	(1.000%	)	09/20/2017	1.063%		200	0	17	(17)
Embarq Corp.	BRC	(1.650%	)	06/20/2016	0.831%		2,000	(49)	0	(49)
Embarq Corp.	DUB	(1.000%	)	06/20/2016	0.807%		1,000	(4)	(16)	12
Embarq Corp.	JPM	(2.350%	)	06/20/2016	0.831%		1,000	(47)	0	(47)
Jones Group, Inc.	DUB	(1.000%	)	12/20/2014	0.971%		8,200	(12)	262	(274)
Marsh & McLennan Cos., Inc.	DUB	(1.000%	)	09/20/2015	0.285%		1,000	(18)	(23)	5
New York Times Co.	BRC	(1.000%	)	03/20/2015	0.776%		2,000	(13)	115	(128)
New York Times Co.	DUB	(5.000%	)	03/20/2015	0.776%		4,000	(347)	(358)	11
Office Depot, Inc.	DUB	(5.000%	)	09/20/2013	0.372%		8,200	(200)	78	(278)
Office Depot, Inc.	GST	(5.000%	)	09/20/2013	0.372%		5,800	(141)	37	(178)
Pearson Dollar Finance PLC	BRC	(0.770%	)	06/20/2018	0.823%		750	2	0	2
PulteGroup, Inc.	DUB	(1.000%	)	03/20/2014	0.374%		6,000	(41)	187	(228)
Rohm & Haas Co.	BPS	(1.600%	)	09/20/2017	0.385%		1,000	(55)	0	(55)
Toll Brothers Finance Corp.	BOA	(1.000%	)	12/20/2019	1.973%		1,200	75	43	32
UST LLC	BRC	(0.700%	)	03/20/2018	0.289%		1,000	(20)	0	(20)

								$(881)	$370	$(1,251)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	101

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal and U.S. Treasury Obligation Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
BP Capital Markets America, Inc.	DUB	5.000%	06/20/2015	0.323%	$	1,000	$107	$35	$72
BP Capital Markets America, Inc.	FBF	5.000%	06/20/2015	0.323%		1,000	106	15	91
BP Capital Markets America, Inc.	JPM	5.000%	06/20/2015	0.323%		2,000	213	34	179
California State General Obligation Bonds, Series 2003	CBK	1.000%	12/20/2017	0.831%		20,500	187	(381)	568
China Government International Bond	CBK	1.000%	12/20/2016	0.494%		1,000	19	(48)	67
China Government International Bond	FBF	1.000%	12/20/2016	0.494%		12,200	238	(586)	824
China Government International Bond	JPM	1.000%	12/20/2016	0.494%		8,000	156	(387)	543
China Government International Bond	MYC	1.000%	12/20/2016	0.494%		4,500	87	(215)	302
Emirate of Abu Dhabi Government International Bond	DUB	1.000%	12/20/2014	0.186%		2,700	39	(106)	145
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	12/20/2014	0.186%		4,400	64	(76)	140
Japan Government International Bond	BPS	1.000%	09/20/2015	0.399%		1,900	29	11	18
Japan Government International Bond	BRC	1.000%	03/20/2016	0.456%		4,000	67	54	13
Japan Government International Bond	DUB	1.000%	03/20/2015	0.338%		5,300	72	41	31
Japan Government International Bond	GST	1.000%	03/20/2016	0.456%		200	4	(2)	6
Japan Government International Bond	JPM	1.000%	03/20/2016	0.456%		500	8	(6)	14
Japan Government International Bond	MYC	1.000%	03/20/2016	0.456%		1,000	17	(12)	29
Japan Government International Bond	RYL	1.000%	03/20/2016	0.456%		6,700	110	94	16
U.S. Treasury Notes	BPS	0.250%	06/20/2016	0.238%	EUR	5,200	(3)	(53)	50
Venezuela Government International Bond	BPS	5.000%	03/20/2015	6.748%	$	500	(16)	(6)	(10)
Venezuela Government International Bond	DUB	5.000%	03/20/2015	6.748%		2,106	(64)	5	(69)

							$1,440	$(1,589)	$3,029

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)			Market Value (6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$		116,970	$(2,437)	$828	$(3,265)
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017			15,400	(321)	(15)	(306)
CDX.IG-9 10-Year Index 15-30%	GST	(1.000%	)	12/20/2017			21,650	(451)	(465)	14
CMBX.NA.AAA.3 Index	BOA	(0.080%	)	12/13/2049			10,845	342	678	(336)
CMBX.NA.AAA.3 Index	FBF	(0.080%	)	12/13/2049			7,120	224	354	(130)
CMBX.NA.AAA.3 Index	GST	(0.080%	)	12/13/2049			2,200	69	109	(40)
CMBX.NA.AAA.3 Index	MYC	(0.080%	)	12/13/2049			1,285	41	80	(39)
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051			10,800	316	540	(224)
CMBX.NA.AAA.4 Index	FBF	(0.350%	)	02/17/2051			10,800	317	500	(183)
iTraxx Europe 9 10-Year Index 22-100%	CBK	(0.250%	)	06/20/2018		EUR	7,600	128	85	43
iTraxx Europe 9 10-Year Index 22-100%	MYC	(0.250%	)	06/20/2018			75,900	1,284	773	511
iTraxx Europe Crossover 18 Index	BRC	(5.000%	)	12/20/2017			11,100	(480)	104	(584)
iTraxx Europe Crossover 18 Index	HUS	(5.000%	)	12/20/2017			9,700	(420)	185	(605)
iTraxx Europe Crossover 18 Index	MYC	(5.000%	)	12/20/2017			17,600	(761)	649	(1,410)

								$ (2,149)	$4,405	$(6,554)

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

102	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	BPS	EUR	4,200	$37	$(14)	$51
Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	FBF		2,050	18	(9)	27
Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	GLM		3,600	31	12	19
Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	MYC		4,600	40	7	33
Pay	1-Year BRL-CDI	9.980%	01/02/2014	GLM	BRL	9,100	150	23	127
Pay	1-Year BRL-CDI	10.220%	01/02/2014	MYC		17,300	327	92	235
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		65,400	2,361	51	2,310
Pay	1-Year BRL-CDI	11.935%	01/02/2014	HUS		40,400	1,452	26	1,426
Pay	1-Year BRL-CDI	12.310%	01/02/2014	BOA		56,300	2,340	331	2,009
Pay	1-Year BRL-CDI	8.180%	01/02/2017	BRC		59,500	(669)	(120)	(549)
Pay	1-Year BRL-CDI	8.190%	01/02/2017	JPM		40,700	(453)	0	(453)
Pay	1-Year BRL-CDI	8.200%	01/02/2017	UAG		599,200	(6,590)	(1,826)	(4,764)
Pay	1-Year BRL-CDI	8.210%	01/02/2017	JPM		28,300	(306)	(57)	(249)
Pay	1-Year BRL-CDI	8.220%	01/02/2017	MYC		89,300	(958)	(172)	(786)
Pay	1-Year BRL-CDI	8.320%	01/02/2017	HUS		433,500	(4,033)	565	(4,598)
Pay	1-Year BRL-CDI	8.420%	01/02/2017	BOA		300,600	(2,380)	413	(2,793)
Pay	1-Year BRL-CDI	8.495%	01/02/2017	FBF		98,800	(743)	0	(743)
Pay	1-Year BRL-CDI	8.600%	01/02/2017	BOA		82,600	(522)	(176)	(346)
Pay	1-Year BRL-CDI	8.645%	01/02/2017	HUS		60,500	(345)	56	(401)
Pay	1-Year BRL-CDI	8.650%	01/02/2017	UAG		54,400	(306)	48	(354)
Pay	1-Year BRL-CDI	8.720%	01/02/2017	GLM		50,500	(245)	(40)	(205)
Pay	1-Year BRL-CDI	8.860%	01/02/2017	BOA		104,600	(37)	1,143	(1,180)
Pay	1-Year BRL-CDI	8.900%	01/02/2017	HUS		214,400	(86)	2,251	(2,337)
Pay	1-Year BRL-CDI	9.010%	01/02/2017	JPM		34,700	42	443	(401)
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023	BOA	AUD	1,200	(4)	7	(11)
Pay	6-Month AUD-BBR-BBSW	4.250%	03/15/2023	BOA		1,400	24	5	19
Pay	6-Month AUD-BBR-BBSW	4.250%	12/11/2023	DUB		42,200	230	(727)	957

							$(10,625)	$2,332	$(12,957)

Variance Swaps
Pay/Receive Variance	Reference Entity	Variance Strike Price	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	S&P 500 Index	7.156%	12/18/2015	GST	$	44,149	$1,151	$0	$1,151

(p)	Purchased options outstanding as of March 31, 2013:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC WTI Crude December Futures	GST	$130.000	11/15/2013	$	100,000	$7,000	$160
Call - OTC WTI Crude December Futures	MYC	130.000	11/15/2013		42,500	2,975	68
Call - OTC WTI Crude December Futures	MYC	150.000	11/17/2015		2,300	145	13

						$10,120	$241

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	180,780	$2,043	$30
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021		449,000	23,977	19,755
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		487,100	18,160	10,998
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.875%	04/14/2014		58,800	2,963	1,161

								$47,143	$31,944

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Call - OTC EUR versus USD	BRC	$	1.328	04/02/2013	EUR	10,000	$41	$0
Call - OTC EUR versus USD	CBK		1.320	04/09/2013		12,300	50	3
Call - OTC EUR versus USD	MSX		1.316	04/16/2013		12,500	56	13
Call - OTC EUR versus USD	MSX		1.308	04/23/2013		12,400	56	36
Put - OTC EUR versus USD	DUB		1.000	05/22/2015		166,400	8,239	1,580
Call - OTC GBP versus USD	BRC		1.522	04/04/2013	GBP	8,600	44	38
Call - OTC GBP versus USD	BRC		1.516	04/11/2013		10,700	53	108
Call - OTC GBP versus USD	UAG		1.539	04/18/2013		10,700	52	32
Call - OTC GBP versus USD	MSX		1.536	04/25/2013		10,600	47	47

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	103

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

Foreign Currency Options (Cont.)
Description	Counterparty	Exercise Price			Expiration Date	Notional Amount			Cost	Market Value
Put - OTC NZD versus USD	CBA	$		0.802	04/02/2013		NZD	13,900	$56	$0
Put - OTC NZD versus USD	BPS			0.805	04/08/2013			14,300	48	1
Put - OTC NZD versus USD	FBF			0.808	04/15/2013			14,400	48	8
Put - OTC NZD versus USD	FBF			0.819	04/22/2013			12,900	40	31
Call - OTC USD versus BRL	MSX		BRL	1.999	04/04/2013	$		7,800	30	93
Call - OTC USD versus BRL	MSX			2.006	04/11/2013			5,300	19	59
Call - OTC USD versus BRL	BOA			2.036	04/18/2013			5,400	23	30
Call - OTC USD versus BRL	MSX			2.054	04/25/2013			5,400	24	24
Call - OTC USD versus CAD	GLM		CAD	1.043	04/03/2013			13,000	41	0
Call - OTC USD versus CAD	JPM			1.042	04/10/2013			13,300	36	2
Call - OTC USD versus CAD	CBK			1.039	04/17/2013			13,400	36	7
Call - OTC USD versus CAD	FBF			1.031	04/24/2013			13,400	36	26
Call - OTC USD versus CNY	UAG		CNY	6.410	02/26/2014			39,915	145	110
Call - OTC USD versus CNY	BPS			6.310	03/28/2014			35,123	269	269
Call - OTC USD versus CNY	BPS			6.363	03/30/2015			11,720	175	175
Put - OTC USD versus JPY	BPS		JPY	93.940	04/05/2013			13,000	70	96
Put - OTC USD versus JPY	MSX			93.360	04/12/2013			5,300	27	37
Put - OTC USD versus JPY	FBF			92.430	04/19/2013			5,400	31	29
Put - OTC USD versus JPY	BOA			91.870	04/26/2013			5,400	31	31
Call - OTC USD versus MXN	JPM		MXN	13.066	04/04/2013			7,800	35	0
Call - OTC USD versus MXN	JPM			12.725	04/11/2013			5,300	23	4
Call - OTC USD versus MXN	MSX			12.644	04/18/2013			5,400	25	13
Call - OTC USD versus MXN	MSX			12.635	04/25/2013			5,400	25	20
Call - OTC USD versus NOK	BRC		NOK	5.801	04/03/2013			10,400	41	94
Call - OTC USD versus NOK	BRC			5.858	04/10/2013			13,300	56	82
Call - OTC USD versus NOK	BRC			5.953	04/17/2013			13,400	61	42
Call - OTC USD versus NOK	DUB			5.971	04/24/2013			13,400	68	49
Call - OTC USD versus RUB	UAG		RUB	31.350	04/08/2013			5,300	16	14
Call - OTC USD versus RUB	UAG			31.460	04/15/2013			5,400	17	18
Call - OTC USD versus RUB	DUB			31.408	04/22/2013			5,400	17	29

									$10,207	$3,250

Options on Indices
Description	Counterparty	Index Value	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - CBOE S&P 500 Index	N/A	1,100.000	04/20/2013	16,512		N/A	$2,151	$6
Put - CBOE S&P 500 Index	N/A	1,300.000	06/22/2013	1,957		N/A	10,386	540
Put - CBOE S&P 500 Index	N/A	1,375.000	09/21/2013	725		N/A	2,316	1,313
Call - OTC Nikkei Stock Average Volatility Index	BPS	13,125.000	12/13/2013	N/A	JPY	32,264	1,948	1,697

							$16,801	$3,556

(q)	Written options outstanding as of March 31, 2013:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC Brent Crude December Futures	GST	$140.000	11/11/2013	$	100,000	$7,370	$(230)
Call - OTC Brent Crude December Futures	MYC	140.000	11/11/2013		42,500	3,124	(98)
Call - OTC Brent Crude December Futures	MYC	160.000	11/10/2015		2,300	145	(15)

						$10,639	$(343)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	0.800%	07/11/2013	$	18,800	$60	$(79)
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		18,800	60	(1)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.800%	07/11/2013		67,900	240	(284)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		67,900	240	(5)
Call - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Receive	1.200%	07/11/2013		6,100	44	(89)
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		6,100	44	0
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013	EUR	25,500	53	(6)
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.850%	04/24/2013		4,800	6	0
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		9,400	16	(2)
Put - OTC 2-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		5,300	10	(1)
Put - OTC 2-Year Interest Rate Swap	HUS	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		5,700	10	(1)
Put - OTC 2-Year Interest Rate Swap	MYC	6-Month EUR-EURIBOR	Pay	0.850%	04/24/2013		16,500	23	0

104	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.850%	04/14/2014	$	247,000	$2,964	$(380)
Put - OTC 5-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.500%	06/03/2013	EUR	13,700	60	(2)
Put - OTC 5-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		13,500	69	(6)
Put - OTC 5-Year Interest Rate Swap	CBK	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		3,400	15	(2)
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		10,200	52	(4)
Put - OTC 5-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.500%	06/03/2013		2,900	14	(1)
Put - OTC 5-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		7,800	46	(3)
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.800%	07/29/2013	$	45,600	161	(167)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		45,600	316	(140)
Call - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		9,000	38	(33)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		9,000	67	(28)
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		39,300	79	(144)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		39,300	248	(121)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		20,200	75	(74)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		20,200	135	(62)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		3,200	10	(12)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		3,200	23	(10)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		121,000	555	(443)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		121,000	904	(372)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		14,900	45	(45)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		14,900	45	(45)

								$6,727	$(2,562)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.IG-19 5-Year Index	BPS	Sell	1.300%	06/19/2013	$	80,400	$127	$(35)
Put - OTC CDX.IG-19 5-Year Index	BRC	Sell	1.300%	06/19/2013		80,400	108	(35)
Put - OTC CDX.IG-19 5-Year Index	CBK	Sell	1.300%	06/19/2013		160,700	222	(70)

							$457	$(140)

Foreign Currency Options
Description	Counterparty	Exercise Price			Expiration Date	Notional Amount			Premium	Market Value
Put - OTC EUR versus USD	BRC	$		1.285	04/02/2013		EUR	10,000	$47	$(66)
Put - OTC EUR versus USD	CBK			1.281	04/09/2013			12,300	57	(96)
Put - OTC EUR versus USD	MSX			1.272	04/16/2013			12,500	64	(81)
Put - OTC EUR versus USD	MSX			1.263	04/23/2013			12,400	65	(68)
Put - OTC GBP versus USD	BRC			1.474	04/04/2013		GBP	8,600	51	0
Put - OTC GBP versus USD	BRC			1.468	04/11/2013			10,700	61	(3)
Put - OTC GBP versus USD	UAG			1.494	04/18/2013			10,700	57	(29)
Put - OTC GBP versus USD	MSX			1.495	04/25/2013			10,600	52	(52)
Call - OTC NZD versus USD	CBA			0.834	04/02/2013		NZD	13,900	47	(55)
Call - OTC NZD versus USD	BPS			0.833	04/08/2013			14,300	41	(90)
Call - OTC NZD versus USD	FBF			0.836	04/15/2013			14,400	42	(86)
Call - OTC NZD versus USD	FBF			0.847	04/22/2013			12,900	35	(39)
Put - OTC USD versus BRL	MSX		BRL	1.938	04/04/2013	$		7,800	24	0
Put - OTC USD versus BRL	MSX			1.949	04/11/2013			5,300	16	0
Put - OTC USD versus BRL	BOA			1.968	04/18/2013			5,400	18	(3)
Put - OTC USD versus BRL	MSX			1.983	04/25/2013			5,400	19	(9)
Put - OTC USD versus CAD	GLM		CAD	1.017	04/03/2013			13,000	35	(35)
Put - OTC USD versus CAD	JPM			1.019	04/10/2013			13,300	33	(75)
Put - OTC USD versus CAD	CBK			1.016	04/17/2013			13,400	31	(66)
Put - OTC USD versus CAD	FBF			1.008	04/24/2013			13,400	30	(34)
Call - OTC USD versus JPY	BPS		JPY	98.730	04/05/2013			13,000	74	(2)
Call - OTC USD versus JPY	MSX			97.700	04/12/2013			5,300	26	(6)
Call - OTC USD versus JPY	FBF			97.270	04/19/2013			5,400	31	(12)
Call - OTC USD versus JPY	BOA			96.460	04/26/2013			5,400	30	(30)
Put - OTC USD versus JPY	BOA			89.000	05/09/2013			65,137	589	(141)
Call - OTC USD versus JPY	BOA			96.500	05/09/2013			65,137	589	(453)
Put - OTC USD versus MXN	JPM		MXN	12.606	04/04/2013			7,800	27	(158)
Put - OTC USD versus MXN	JPM			12.287	04/11/2013			5,300	19	(19)
Put - OTC USD versus MXN	MSX			12.216	04/18/2013			5,400	21	(15)
Put - OTC USD versus MXN	MSX			12.202	04/25/2013			5,400	20	(18)
Put - OTC USD versus NOK	BRC		NOK	5.615	04/03/2013			10,400	35	0
Put - OTC USD versus NOK	BRC			5.674	04/10/2013			13,300	49	(5)
Put - OTC USD versus NOK	BRC			5.733	04/17/2013			13,400	52	(28)
Put - OTC USD versus NOK	DUB			5.754	04/24/2013			13,400	57	(51)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	105

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

Foreign Currency Options (Cont.)
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC USD versus RUB	UAG	RUB	30.500	04/08/2013	$	5,300	$13	$(1)
Put - OTC USD versus RUB	UAG		30.640	04/15/2013		5,400	14	(5)
Put - OTC USD versus RUB	DUB		30.569	04/22/2013		5,400	14	(6)

							$2,485	$(1,837)

Options on Indices
Description	Counterparty	Index Value	Expiration Date	# of Contracts	Notional Amount		Premium	Market Value
Put - CBOE S&P 500 Index	N/A	1,100.000	06/22/2013	1,957		N/A	$3,901	$(91)
Call - OTC Nikkei Stock Average Volatility Index	BPS	11,675.000	12/13/2013	N/A	JPY	32,264	1,948	(2,098)

							$5,849	$(2,189)

Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date (7)	Notional Amount		Premium	Market Value
Cap - OTC YOY CPURNSA Index	BPS	215.949	Maximum of [(Final Index/Initial Index - 1) - 5.000%] or 0	03/04/2015	$	4,000	$68	$(7)
Floor - OTC YOY CPURNSA Index	BPS	215.949	Maximum of [-1.000% - (Final Index/Initial Index - 1)] or 0	03/04/2015		4,000	56	(3)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020		12,000	106	(21)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020		14,400	108	(24)

							$338	$(55)

(7)	YOY options may have a series of expirations.

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Notional Amount in NZD		Premium
Balance at 03/31/2012	2,933	$1,546,549	AUD	21,100	EUR	44,300	GBP	23,100	JPY	0	NZD	18,000	$22,565
Sales	179,917	7,618,574		0		626,400		261,700		100,364		238,500	55,373
Closing Buys	(171,441)	(8,700)		0		0		0		(68,100)		0	(21,124)
Expirations	(1,477)	(5,706,049)		(21,100)		(359,700)		(137,100)		0		(185,500)	(21,794)
Exercised	(7,975)	(1,683,800)		0		(145,100)		(107,100)		0		(15,500)	(8,525)

Balance at 03/31/2013	1,957	$1,766,574	AUD	0	EUR	165,900	GBP	40,600	JPY	32,264	NZD	55,500	$26,495

(r)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	04/01/2043	$1,000	$1,047	$(1,056)

(s)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	10,725	$	11,144	BRC	$0	$(22)	$(22)
04/2013		12,860		13,179	HUS	0	(209)	(209)
04/2013		84,713		86,832	RYL	0	(1,360)	(1,360)
04/2013	BRL	15,930		7,900	BOA	17	0	17
04/2013		1,779		884	BRC	3	0	3
04/2013		539,622		267,962	FBF	922	0	922
04/2013		57,357		27,929	HUS	0	(455)	(455)
04/2013		485,485		235,716	MSC	0	(4,534)	(4,534)
04/2013		7,822		3,875	UAG	4	0	4
04/2013	COP	2,419,934		1,305	CBK	0	(18)	(18)
04/2013		17,135,037		9,267	MSC	0	(99)	(99)
04/2013	EUR	6,150		8,002	BOA	118	0	118
04/2013		5,000		6,535	BRC	125	0	125
04/2013		12,350		15,979	CBK	146	0	146
04/2013		12,450		16,067	MSC	106	0	106
04/2013		11,250		14,625	RBC	204	0	204
04/2013	GBP	5,350		8,116	BOA	0	(12)	(12)
04/2013		4,300		6,443	BPS	0	(90)	(90)
04/2013		9,650		14,430	BRC	0	(232)	(232)
04/2013		5,300		8,036	CBK	0	(16)	(16)
04/2013		4,300		6,524	FBF	0	(10)	(10)

106	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	GBP	5,300	$	8,036	MSC	$0	$(16)	$(16)
04/2013		9,650		14,510	RYL	0	(152)	(152)
04/2013		5,350		8,116	UAG	0	(12)	(12)
04/2013	HKD	387,650		50,000	BOA	56	0	56
04/2013		387,685		50,000	CBK	52	0	52
04/2013		298,889		38,549	FBF	41	0	41
04/2013		1,190,918		153,674	HUS	240	0	240
04/2013		1,527,879		197,017	JPM	170	0	170
04/2013	IDR	511,276,250		51,970	JPM	0	(510)	(510)
04/2013	ILS	66,336		17,253	BRC	0	(979)	(979)
04/2013	INR	4,478,183		80,999	CBK	0	(1,062)	(1,062)
04/2013	JPY	253,163		2,650	BOA	0	(40)	(40)
04/2013		625,668		6,500	BPS	0	(147)	(147)
04/2013		5,659,382		61,140	BRC	1,014	0	1,014
04/2013		863,113		9,250	CBK	102	(21)	81
04/2013		256,099		2,700	FBF	0	(21)	(21)
04/2013		20,228,752		210,453	HUS	0	(4,460)	(4,460)
04/2013		10,271,644		109,800	MSC	713	(40)	673
04/2013		625,669		6,500	RYL	0	(147)	(147)
04/2013	MXN	682,052		52,215	HUS	0	(3,000)	(3,000)
04/2013		381,362		29,394	JPM	0	(1,479)	(1,479)
04/2013		467,512		36,378	MSC	0	(1,469)	(1,469)
04/2013		2,028,255		155,173	UAG	0	(9,023)	(9,023)
04/2013	MYR	291,333		94,069	BPS	0	(65)	(65)
04/2013	NZD	85		70	BRC	0	(1)	(1)
04/2013		135		111	HUS	0	(2)	(2)
04/2013		43,873		36,998	WST	292	0	292
04/2013	PEN	30,767		11,882	JPM	11	0	11
04/2013	RUB	3,143,698		102,311	JPM	1,663	0	1,663
04/2013	SGD	18,814		15,152	FBF	0	(17)	(17)
04/2013		128,981		104,396	JPM	405	0	405
04/2013	THB	516,852		17,010	CBK	0	(622)	(622)
04/2013		591,703		19,183	JPM	0	(1,002)	(1,002)
04/2013	TRY	33,891		18,874	DUB	213	0	213
04/2013		28,304		15,674	JPM	89	0	89
04/2013	TWD	3,393,777		117,656	BRC	4,088	0	4,088
04/2013	$	3,501	AUD	3,350	BPS	0	(13)	(13)
04/2013		3,070		2,941	BRC	0	(9)	(9)
04/2013		32,367		31,080	DUB	0	(11)	(11)
04/2013		28,464		27,300	GLM	0	(41)	(41)
04/2013		16,479		16,127	HUS	311	0	311
04/2013		40,303		39,217	JPM	524	0	524
04/2013		14,145		13,677	RYL	94	0	94
04/2013		10,667	BRL	21,325	BOA	0	(120)	(120)
04/2013		7,490		14,840	BRC	0	(155)	(155)
04/2013		272,877		539,622	FBF	0	(5,836)	(5,836)
04/2013		28,488		57,357	HUS	0	(104)	(104)
04/2013		250,329		503,823	MSC	0	(1,019)	(1,019)
04/2013		9,300		18,495	UAG	0	(160)	(160)
04/2013		13,200	CAD	13,563	CBK	149	0	149
04/2013		13,400		13,641	FBF	21	0	21
04/2013		6,500		6,686	GLM	81	0	81
04/2013		13,300		13,685	JPM	168	0	168
04/2013		6,700		6,875	RBC	65	0	65
04/2013		7,732	IDR	77,512,297	HUS	224	0	224
04/2013		44,589		433,763,952	JPM	0	(66)	(66)
04/2013		18,197	ILS	66,336	MSC	35	0	35
04/2013		82,002	INR	4,478,183	UAG	175	(117)	58
04/2013		1,930	JPY	180,228	BOA	0	(16)	(16)
04/2013		40,452		3,772,918	BPS	0	(368)	(368)
04/2013		13,320		1,191,550	BRC	0	(661)	(661)
04/2013		556		53,433	CBK	11	0	11
04/2013		62,694		5,936,874	HUS	639	(258)	381
04/2013		4,651		446,620	JPM	94	0	94
04/2013		5,427		489,717	RBC	13	(236)	(223)
04/2013		16,305		1,536,415	RYL	102	(84)	18
04/2013		5,910		526,873	UAG	0	(312)	(312)
04/2013		20,093		1,819,518	WST	0	(762)	(762)
04/2013		25,884	MXN	332,195	BOA	1,008	0	1,008
04/2013		10,600		136,401	BRC	442	0	442
04/2013		3,950		50,615	FBF	148	0	148

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	107

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	$	6,550	MXN	83,060	GLM	$169	$0	$169
04/2013		33,300		429,547	HUS	1,474	0	1,474
04/2013		44,166		564,165	JPM	1,501	0	1,501
04/2013		59,095		758,234	MSC	2,271	0	2,271
04/2013		129,741		1,606,272	UAG	292	(5)	287
04/2013		30,000	MYR	92,190	BOA	0	(212)	(212)
04/2013		40,359		123,132	DUB	0	(573)	(573)
04/2013		24,731		76,011	UAG	0	(171)	(171)
04/2013		2,255	NOK	13,202	BOA	3	0	3
04/2013		23,430		135,249	BRC	3	(286)	(283)
04/2013		15,300		88,749	DUB	11	(124)	(113)
04/2013		8,550		48,968	MSC	0	(167)	(167)
04/2013		2,600		14,827	RBC	0	(62)	(62)
04/2013		8,865		51,526	UAG	4	(52)	(48)
04/2013		8,821	NZD	10,750	BPS	168	0	168
04/2013		5,693		6,950	CBA	122	0	122
04/2013		2,846		3,475	CBK	61	0	61
04/2013		11,296		13,650	FBF	112	0	112
04/2013		2,961		3,600	GLM	49	0	49
04/2013		8,221		9,925	MSC	76	0	76
04/2013		5,861		7,150	UAG	119	0	119
04/2013		11,448	RUB	350,707	CBK	0	(217)	(217)
04/2013		2,700		83,565	DUB	0	(22)	(22)
04/2013		5,350		165,597	GLM	0	(34)	(34)
04/2013		8,897		271,737	HUS	0	(197)	(197)
04/2013		5,350		165,596	UAG	0	(34)	(34)
04/2013		119,909	SGD	147,795	UAG	0	(749)	(749)
04/2013		37,363	THB	1,108,555	UAG	454	0	454
04/2013		24,742	TWD	711,456	HUS	0	(934)	(934)
04/2013	ZAR	459,988	$	52,115	HUS	2,273	0	2,273
04/2013		336,683		38,113	UAG	1,632	0	1,632
05/2013	CHF	28,205		29,668	BRC	0	(59)	(59)
05/2013		17,030		18,096	MSC	147	0	147
05/2013		83,874		88,853	RYL	453	0	453
05/2013	CZK	92,581		4,910	BRC	305	0	305
05/2013	HUF	669,326		3,043	GLM	238	0	238
05/2013	JPY	254,237		2,700	BOA	0	(1)	(1)
05/2013		254,209		2,700	CBK	0	(1)	(1)
05/2013	KRW	158,574,385		145,454	HUS	3,467	0	3,467
05/2013	NOK	43,474		7,866	HUS	435	0	435
05/2013	PLN	114,998		37,354	DUB	2,162	0	2,162
05/2013	SEK	294,185		45,375	RYL	271	0	271
05/2013	$	101,894	CHF	93,433	BRC	0	(3,419)	(3,419)
05/2013		10,545	DKK	58,551	BRC	0	(473)	(473)
05/2013		28,510	SEK	182,169	BRC	0	(580)	(580)
05/2013		4,013		25,269	RBC	0	(139)	(139)
06/2013	BRL	539,622	$	270,888	FBF	5,691	0	5,691
06/2013	CAD	53,765		52,289	BRC	0	(543)	(543)
06/2013	CLP	559,603		1,153	GLM	0	(23)	(23)
06/2013		7,960,900		16,510	UAG	0	(224)	(224)
06/2013	EUR	171,730		224,369	BRC	4,118	0	4,118
06/2013		130,993		170,397	DUB	2,393	0	2,393
06/2013		5,061		6,572	HUS	81	0	81
06/2013	GBP	57,551		87,003	BRC	0	(411)	(411)
06/2013		10,947		16,525	HUS	0	(102)	(102)
06/2013		55,958		83,380	JPM	0	(1,615)	(1,615)
06/2013		89,668		135,054	RBC	0	(1,143)	(1,143)
06/2013	MXN	1,308,580		105,111	UAG	9	0	9
06/2013	$	4,639	CLP	2,221,433	BOA	30	0	30
06/2013		333	EUR	259	BPS	0	(1)	(1)
06/2013		15,636	GBP	10,394	BRC	152	0	152
06/2013		662		436	DUB	0	0	0
06/2013		39,488		26,266	WST	407	0	407
06/2013		8,400	MXN	104,907	CBK	26	0	26
07/2013	ILS	66,336	$	18,145	MSC	0	(32)	(32)
07/2013	INR	3,793,510		68,463	UAG	232	0	232
07/2013	PHP	554,796		13,678	JPM	66	0	66
07/2013	THB	1,108,555		37,181	UAG	0	(436)	(436)
07/2013	$	93,574	MYR	291,333	BPS	226	0	226
07/2013		15,155	SGD	18,814	FBF	18	0	18
08/2013	CNY	356,452	$	56,796	BRC	84	0	84

108	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
08/2013	IDR	433,763,953	$	44,001	JPM	$164	$0	$164
08/2013	$	4,789	CNY	30,000	DUB	0	(16)	(16)
08/2013		3,339		21,000	RYL	3	0	3
08/2013		3,664		23,000	UAG	0	(5)	(5)
10/2013	CNY	120,811	$	19,141	GLM	0	(63)	(63)
10/2013		650,000		103,011	HUS	0	(316)	(316)
10/2013	$	45,742	CNY	290,507	FBF	438	0	438
10/2013		75,567		480,304	UAG	784	0	784
11/2013	CNY	12,470	$	1,974	CBK	0	(7)	(7)
11/2013		15,746		2,494	DUB	0	(8)	(8)
11/2013		105,132		16,648	UAG	0	(56)	(56)
11/2013	$	20,328	CNY	127,375	BRC	0	(90)	(90)
11/2013		13,692		85,760	UAG	0	(66)	(66)
09/2015		7,010		42,600	DUB	0	(342)	(342)

						$48,292	$(55,702)	$(7,410)

(t)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Bank Loan Obligations	$0	$44,414	$0	$44,414
Corporate Bonds & Notes
Banking & Finance	0	43,922	0	43,922
Industrials	0	30,125	0	30,125
Utilities	0	6,458	0	6,458
Municipal Bonds & Notes
California	0	13,019	0	13,019
U.S. Government Agencies	0	20,591	0	20,591
U.S. Treasury Obligations	0	1,555,633	0	1,555,633
Mortgage-Backed Securities	0	24,427	0	24,427
Asset-Backed Securities	0	4,277	1,379	5,656
Sovereign Issues	0	377,318	0	377,318
Mutual Funds	2,820,197	0	0	2,820,197
Common Stocks
Financials	25,523	0	0	25,523
Exchange-Traded Funds	1,301,038	0	0	1,301,038
Exchange-Traded Notes	236	0	0	236
Short-Term Instruments
Certificates of Deposit	0	11,261	0	11,261
Repurchase Agreements	0	14,125	0	14,125
Short-Term Notes	0	21,395	0	21,395
U.S. Treasury Bills	0	32,098	0	32,098
Central Funds Used for Cash Management Purposes	39,834	0	0	39,834
Purchased Options
Commodity Contracts	0	241	0	241

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Equity Contracts	$0	$3,556	$0	$3,556
Foreign Exchange Contracts	0	3,250	0	3,250
Interest Rate Contracts	0	31,944	0	31,944
	$4,186,828	$2,238,054	$1,379	$6,426,261

Short Sales, at value	$0	$(1,056)	$0	$(1,056)

Financial Derivative Instruments - Assets
Commodity Contracts	6,041	0	0	6,041
Credit Contracts	0	3,740	0	3,740
Equity Contracts	166	1,151	0	1,317
Foreign Exchange Contracts	0	48,292	0	48,292
Interest Rate Contracts	4,345	10,416	0	14,761
	$10,552	$63,599	$0	$74,151

Financial Derivative Instruments - Liabilities
Commodity Contracts	(1,339)	(343)	0	(1,682)
Credit Contracts	0	(8,656)	0	(8,656)
Equity Contracts	(7,804)	(2,189)	0	(9,993)
Foreign Exchange Contracts	0	(57,539)	0	(57,539)
Interest Rate Contracts	(1,654)	(51,887)	(55)	(53,596)
	$(10,797)	$(120,614)	$(55)	$(131,466)

Totals	$4,186,583	$2,179,983	$1,324	$6,367,890

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
Asset-Backed Securities	$1,348	$0	$(107)	$5	$0	$133	$0	$0	$1,379	$132

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(91)	$0	$0	$0	$0	$36	$0	$0	$(55)	$36

Totals	$1,257	$0	$(107)	$5	$0	$169	$0	$0	$1,324	$168

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	109

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Asset-Backed Securities	$1,327	Benchmark Pricing	Base Price	102.00
	52	Third Party Vendor	Broker Quote	101.50

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(55)	Indicative Market Quotations	Broker Quote	0.09-0.18

Total	$1,324

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(u)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$241	$0	$3,556	$3,250	$31,944	$38,991
Variation margin receivable on financial derivative instruments (2)	1,185	0	18	0	12,036	13,239
Unrealized appreciation on foreign currency contracts	0	0	0	48,292	0	48,292
Unrealized appreciation on OTC swap agreements	0	3,740	1,151	0	7,213	12,104

	$1,426	$3,740	$4,725	$51,542	$51,193	$112,626

Liabilities:
Written options outstanding	$343	$140	$2,189	$1,837	$2,617	$7,126
Variation margin payable on financial derivative instruments (2)	0	0	749	0	600	1,349
Unrealized depreciation on foreign currency contracts	0	0	0	55,702	0	55,702
Unrealized depreciation on OTC swap agreements	0	8,516	0	0	20,170	28,686

	$343	$8,656	$2,938	$57,539	$23,387	$92,863

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$(10,911)	$0	$(37,377)	$(19,328)	$(3,537)	$(71,153)
Net realized gain (loss) on futures contracts	(27,763)	0	(5,376)	0	14,770	(18,369)
Net realized gain (loss) on written options	(3,067)	1,457	12,081	7,901	13,809	32,181
Net realized gain (loss) on swaps	1,792	(6,768)	0	0	10,836	5,860
Net realized (loss) on foreign currency transactions	0	0	0	(8,733)	0	(8,733)

	$(39,949)	$(5,311)	$(30,672)	$(20,160)	$35,878	$(60,214)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$(4,417)	$0	$7,401	$1,074	$(4,415)	$(357)
Net change in unrealized appreciation (depreciation) on futures contracts	7,646	0	(8,709)	0	6,523	5,460
Net change in unrealized appreciation (depreciation) on written options	5,485	(186)	3,660	195	3,708	12,862
Net change in unrealized appreciation (depreciation) on swaps	0	(4,215)	1,151	0	(41,522)	(44,586)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(1,676)	0	(1,676)

	$8,714	$(4,401)	$3,503	$(407)	$(35,706)	$(28,297)

110	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2013

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(245) and open centrally cleared swaps cumulative appreciation/(depreciation) of $(25,952) as reported in the Notes to Consolidated Schedule of Investments.

(v)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
	PIMCO Global Multi-Asset Fund			PIMCO Cayman Commodity Fund II, Ltd. (Subsidiary)
BOA	$(2,413)	$794	$(1,619)	$0	$0	$0
BPS	(295)	(4,040)	(4,335)	0	0	0
BRC	1,440	(1,860)	(420)	0	0	0
CBA	67	0	67	0	0	0
CBK	(1,340)	499	(841)	0	0	0
DUB	5,213	(5,850)	(637)	0	0	0
FBF	1,588	(910)	678	0	0	0
GLM	142	(270)	(128)	0	0	0
GST	562	(1,050)	(488)	0	0	0
HUS	(4,326)	3,366	(960)	0	0	0
JPM	18,996	(19,390)	(394)	0	0	0
MSC	(4,028)	(12,074)	(16,102)	0	0	0
MSX	93	(615)	(522)	0	0	0
MYC	12,653	(15,533)	(2,880)	(3)	0	(3)
RBC	(1,300)	1,079	(221)	0	0	0
RYL	(803)	521	(282)	0	0	0
UAG	(14,563)	14,897	334	0	0	0
WST	(63)	0	(63)	0	0	0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	111

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company (“Mutual Fund”). Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of twelve funds (each a “Fund” and collectively the “Funds”) offered by the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and

112	PIMCO ASSET ALLOCATION FUNDS

March 31, 2013

contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 measurements in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback financing transactions or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared using the indirect method which requires net increase in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective April 1, 2012, the Funds began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Funds may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedules of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary

ANNUAL REPORT	MARCH 31, 2013	113

Notes to Financial Statements (Cont.)

circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of a Fund’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations,

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sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Exchange-Traded Funds  The Funds may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(b) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. At March 31, 2013, PIMCO Global Multi-Asset Fund had $24,611,050 in outstanding commitments.

(c) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial

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banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(e) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S.

Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Line of Credit  Consistent with its principal investment strategies, the PIMCO All Asset All Authority Fund (the “AAAA” Fund) has entered into a secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the 1940 Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. As of March 31, 2013, the agreement comprises both revolving and term-loan tranches.

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Notes to Financial Statements (Cont.)

With respect to the revolving tranches, there is a maximum available commitment amount equal to $7,064,900,000. The amounts outstanding under the term-loan tranches are $1,500,000,000, $1,550,600,000 and $2,500,000,000, which loans terminate on March 30, 2014, September 26, 2014 and February 27, 2015, respectively. Borrowings under this agreement bear interest at a rate equal to the cost of funding. Borrowings outstanding as of March 31,

2013 are disclosed as payable for line of credit on the Statement of Assets and Liabilities. As of March 31, 2013, the AAAA Fund was paying an average weighted rate of interest of 1.693%. Program facility, upfront and interest fees paid by the AAAA Fund in relation to the borrowings are disclosed as part of interest expense in the Statements of Operations. All of the AAAA Fund’s securities are pledged as collateral under the agreement.

The AAAA Fund’s borrowing activity under the agreement for the period ended March 31, 2013 was as follows (in thousands):

Average Outstanding Principal	Average Available Commitment	Interest	Program Facility, Upfront and Interest Fees	Outstanding Principal as of 03/31/2013
$8,910,576	$8,910,576	$153,387	$11,015	$12,615,500

(b) Repurchase Agreements  Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(c) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(d) Sale-Buybacks  A Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative

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instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statements of Operations serve as indicators of the volume of financial derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

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Notes to Financial Statements (Cont.)

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts  Certain Funds may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying commodity for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The settlement for a Commodity Option will not include actual delivery of the underlying commodity but will rather settle the amount of the difference directly into a Fund’s custody account. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns for a Fund or to hedge an existing position or future investment.

Options on Securities  Certain Funds may write or purchase options on securities (“Equity Option”). An Equity Option uses a specified equity security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns for a Fund or to hedge an existing position or future investment.

Options on Exchange-Traded Funds  Certain Funds may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

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Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Commodity Forward Swap Agreements  Certain Funds may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure of the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price of the commodity with respect to the number of units. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price variance of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that

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name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of March 31, 2013 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Variance Swap Agreements  Certain Funds may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business the Funds (or Underlying PIMCO Funds and/or Acquired Funds in the case of the PIMCO Fund of Funds) trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

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PIMCO Fund of Funds  Because the PIMCO Fund of Funds invest substantially all of their respective assets in Underlying PIMCO Funds (or Acquired Funds), the risks associated with investing in the PIMCO Fund of Funds are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds (or Acquired Funds). The ability of the PIMCO Fund of Funds to achieve their respective investment objectives will depend upon the ability of the Underlying PIMCO Funds (or Acquired Funds) to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund (or Acquired Fund) will be achieved. The net asset value of a PIMCO Fund of Funds will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds (or Acquired Funds) in which it invests. The extent to which the investment performance and risks associated with the PIMCO Fund of Funds correlate to those of a particular Underlying PIMCO Fund (or Acquired Fund) will depend upon the extent to which the assets of the PIMCO Fund of Funds are allocated from time to time for investment in the Underlying PIMCO Fund (or Acquired Fund), which will vary.

Investing in Underlying PIMCO Funds (or Acquired Funds) involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds (or Acquired Funds).

The investment performance depends upon how its assets are allocated and reallocated according to the PIMCO Fund of Fund’s asset allocation targets and ranges. A principal risk of investing in each PIMCO Fund of Funds is that the PIMCO Fund of Fund’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds (or Acquired Funds) that will provide consistent, quality performance for the PIMCO Fund of Funds, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund (or Acquired Fund) that performs poorly or underperforms other Underlying PIMCO Funds (or Acquired Funds) under various market conditions.

In the normal course of business the Underlying PIMCO Funds (or Acquired Funds) trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Market Risks  A Fund’s (or Underlying PIMCO Fund’s and/or Acquired Fund’s in the case of the PIMCO Fund of Funds) investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds), or, in the case of hedging positions, that the Fund’s (or Underlying PIMCO Fund’s and/or Acquired Fund’s in the case of the PIMCO Fund of Funds) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Underlying PIMCO Fund’s and/or Acquired Fund’s in the case of a PIMCO Fund of Funds) investments in foreign currency denominated securities may reduce the returns of the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds).

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s (or Underlying PIMCO Fund’s and/or Acquired Fund’s in the case of a PIMCO Fund of Funds) investments in commodity-linked financial derivative instruments may subject the Fund to greater market

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price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds). A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a

PIMCO Fund of Funds) subsequently decreases, the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds).

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the

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settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period, end is disclosed in the Notes to Schedules of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers

Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain/(loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. BASIS FOR CONSOLIDATION OF THE PIMCO GLOBAL MULTI-ASSET FUND

PIMCO Cayman Commodity Fund II Ltd. (the “GMA Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Global Multi-Asset Fund (the “GMA Fund”) in order to effect certain investments for the GMA Fund consistent with the GMA Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The GMA Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the GMA Fund and the GMA Subsidiary. The consolidated financial statements include the accounts of the GMA Fund and the GMA Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the GMA Fund and the GMA Subsidiary, comprising the entire issued share capital of the GMA Subsidiary with the intent that the GMA Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the GMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMA Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of March 31, 2013 of the GMA Subsidiary to the GMA Fund (amounts in thousands).

Fund Name	Subsidiary	Date of Incorporation	Subscription Agreement	Fund Net Assets	Subsidiary Net Assets	% of Fund Net Assets
PIMCO Global Multi-Asset Fund	PIMCO Cayman Commodity Fund II Ltd.	11/21/2008	12/10/2008	$4,858,530	$281,131	5.8%

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). As the PIMCO RealRetirement® Funds

approach their target dates and their portfolios become more conservative, the PIMCO RealRetirement® Funds’ investment advisory contract provides that certain PIMCO RealRetirement® Funds’ Investment Advisory Fee will periodically decrease over time according to set intervals. The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

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Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the PIMCO All Asset and PIMCO All Asset All Authority Funds.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
PIMCO All Asset Fund	0.175%	(1)	0.05%	0.15%	0.05%	0.20%	0.30%
PIMCO All Asset All Authority Fund	0.20%	(2)	0.05%	0.15%	N/A	0.20%	0.25%
PIMCO RealRetirement® 2015 Fund(3)	0.70%		0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealRetirement® 2020 Fund(3)	0.70%		0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealRetirement® 2025 Fund(3)	0.70%		0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealRetirement® 2030 Fund(3)	0.75%		0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealRetirement® 2035 Fund(3)	0.75%		0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealRetirement® 2040 Fund(3)	0.80%		0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealRetirement® 2045 Fund(3)	0.80%		0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealRetirement® 2050 Fund(3)	0.80%		0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealRetirement® Income and Distribution Fund(3)	0.70%		0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO Global Multi-Asset Fund(4)	0.90%		0.05%	0.15%	0.05%	0.40%	0.40%

(1)

PIMCO has contractually agreed, through July 31, 2013, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(2)

PIMCO has contractually agreed, through July 31, 2013, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(3)

PIMCO has contractually agreed, through July 31, 2013, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds (as defined herein) indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

(4)

PIMCO has contractually agreed, through July 31, 2013, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Investment Advisory Fee and Supervisory and Administrative Fee are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

126	PIMCO ASSET ALLOCATION FUNDS

March 31, 2013

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
All Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%
Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2013, the Distributor received $23,528,041 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO RealRetirement® 2015, PIMCO RealRetirement® 2025, PIMCO RealRetirement® 2035 and PIMCO RealRetirement® 2045 Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of each Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO March 31, 2013, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO RealRetirement® 2015 Fund	$17
PIMCO RealRetirement® 2025 Fund	15
PIMCO RealRetirement® 2035 Fund	16
PIMCO RealRetirement® 2045 Fund	49

Prior to January 1, 2013, each unaffiliated Trustee received an annual retainer of $135,000, plus $10,500 for each Board of Trustees quarterly meeting attended, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each special Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $15,000 and each other committee chair will receive an additional annual retainer of $2,250.

ANNUAL REPORT	MARCH 31, 2013	127

Notes to Financial Statements (Cont.)

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)  The Underlying PIMCO Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of a Fund’s assets.

PIMCO has contractually agreed, through July 31, 2013, to waive first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the RealRetirement® Funds in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the RealRetirement® Funds in connection with the RealRetirement® Funds’ investments in Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

PIMCO has contractually agreed, through July 31, 2013, to reduce the PIMCO All Asset Fund’s Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO has contractually agreed, through July 31, 2013, to reduce the AAAA Funds’ Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup the PIMCO All Asset and AAAA Funds’ waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limitation of 0.64% and 0.69%, respectively. The recoverable amounts to PIMCO at March 31, 2013 were $62,827,632 and $15,068,817, respectively, in the PIMCO All Asset and AAAA Funds.

The waivers are reflected on the Statements of Operations/Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended March 31, 2013, the Funds below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO All Asset Fund	$30,785
PIMCO All Asset All Authority Fund	10,620
PIMCO RealRetirement® 2015 Fund	174
PIMCO RealRetirement® 2020 Fund	364
PIMCO RealRetirement® 2025 Fund	255
PIMCO RealRetirement® 2030 Fund	354
PIMCO RealRetirement® 2035 Fund	224
PIMCO RealRetirement® 2040 Fund	323
PIMCO RealRetirement® 2045 Fund	124
PIMCO RealRetirement® 2050 Fund	195
PIMCO RealRetirement® Income and Distribution Fund	222
PIMCO Global Multi-Asset Fund	23,033

The GMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMA Subsidiary’s portfolio pursuant to which the GMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the GMA Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2013, the amount was $3,762,488.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2013, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Global Multi-Asset Fund	$30,527	$0

128	PIMCO ASSET ALLOCATION FUNDS

March 31, 2013

The PIMCO All Asset, PIMCO All Asset All Authority, and PIMCO RealRetirement® Funds invest substantially all of their assets in Institutional Class shares of other investment companies of the Trust (the “Underlying PIMCO Funds”). The PIMCO Global Multi-Asset Fund may invest assets in Institutional Class shares of the Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO RealRetirement® and PIMCO Global Multi-Asset Funds. The tables below show the transactions in and earnings from investments in these affiliated Funds for the period ended March 31, 2013 (amounts in thousands):

PIMCO All Asset Fund
Underlying PIMCO Funds	Market Value 03/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$1,822,329	$175,334	$(1,348,075)	$(91,078)	$71,328	$629,838	$6,802	$171
PIMCO CommodityRealReturn Strategy Fund®	693,412	28,968	(721,320)	(29,480)	52,466	24,046	9,067	439
PIMCO Convertible Fund	874,473	31,492	(764,939)	126,611	(149,017)	118,620	25,245	1,158
PIMCO Credit Absolute Return Fund	61,293	107,980	0	0	5,321	174,594	2,980	0
PIMCO Diversified Income Fund	1,139,058	195,981	(130,000)	(16,132)	198,873	1,387,780	71,934	3,306
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	2,602,323	550,656	(101,233)	(785)	(13,889)	3,037,072	219,590	0
PIMCO Emerging Local Bond Fund	1,923,926	547,447	0	0	(73,691)	2,397,682	136,121	0
PIMCO Emerging Markets Bond Fund	1,056,941	329,134	(373,664)	23,172	37,157	1,072,740	59,968	774
PIMCO Emerging Markets Corporate Bond Fund	0	250,885	0	0	2,979	253,864	5,165	720
PIMCO Emerging Markets Currency Fund	2,109,450	364,925	(231,347)	(2,335)	14,865	2,255,558	49,401	0
PIMCO EqS Pathfinder Fund®	560,947	16,334	0	0	22,296	599,577	16,333	0
PIMCO EqS® Dividend Fund	29,995	1,114	0	0	3,161	34,270	1,078	36
PIMCO EqS® Emerging Markets Fund	68,657	671	0	0	(1,288)	68,040	671	0
PIMCO EqS® Long/Short Fund	0	117,939	0	0	8,270	126,209	439	0
PIMCO Floating Income Fund	1,893,284	191,956	(9,221)	(340)	58,937	2,134,616	95,499	0
PIMCO Foreign Bond Fund (Unhedged)	693,394	179,645	0	0	(39,331)	833,708	51,439	2,687
PIMCO Fundamental Advantage Absolute Return Strategy Fund	555,409	977,802	(665,715)	(17,153)	98,165	948,508	16,436	0
PIMCO Fundamental IndexPLUS® AR Fund	20,894	2,746	0	0	2,840	26,480	2,746	0
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	0	29,046	0	0	108	29,154	267	0
PIMCO Global Advantage® Strategy Bond Fund	875,536	148,880	(12,024)	(114)	8,173	1,020,451	26,951	2,766
PIMCO High Yield Fund	1,880,640	657,958	(581,445)	6,857	93,288	2,057,298	140,205	0
PIMCO High Yield Spectrum Fund	534,559	684,499	0	0	56,343	1,275,401	59,722	47
PIMCO Income Fund	2,373,188	758,892	0	0	287,382	3,419,462	194,763	5,331
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	614,960	1,189,309	(80,000)	3,663	26,155	1,754,087	257,270	39
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	48,333	5,746	0	0	5,875	59,954	5,273	473
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	159,471	14,416	0	0	15,915	189,802	14,314	101
PIMCO Investment Grade Corporate Bond Fund	881,534	733,457	(563,517)	59,891	(32,488)	1,078,877	41,141	7,369
PIMCO Long Duration Total Return Fund	31,836	1,085,125	0	0	(28,004)	1,088,957	17,750	9,738
PIMCO Long-Term Credit Fund	761,582	440,344	0	0	38,627	1,240,553	75,371	9,585
PIMCO Long-Term U.S. Government Fund	12,380	344,025	(95,673)	(11,156)	(16,637)	232,939	16,327	5,738
PIMCO Low Duration Fund	6,759	71,421	(78,238)	338	(156)	124	546	30
PIMCO Real Return Asset Fund	1,253,094	8,407	(1,332,775)	190,200	(118,781)	145	8,394	14
PIMCO Real Return Fund	1,580	81	0	0	39	1,700	61	20
PIMCO RealEstateRealReturn Strategy Fund	903,095	44,130	(1,025,461)	173,672	(95,436)	0	34,295	0
PIMCO Senior Floating Rate Fund	205,965	740,820	0	0	20,395	967,180	22,095	68
PIMCO Short-Term Floating NAV Portfolio	48	2,590,642	(2,558,330)	(98)	0	32,262	137	5
PIMCO Short-Term Fund	11,727	233,787	(245,287)	417	(125)	519	264	4
PIMCO Small Cap StocksPLUS® AR Fund	39,359	3,273	0	0	6,802	49,434	3,273	0
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	174,385	29,995	0	0	13,976	218,356	29,927	69

ANNUAL REPORT	MARCH 31, 2013	129

Notes to Financial Statements (Cont.)

PIMCO All Asset Fund (Cont.)
Underlying PIMCO Funds	Market Value 03/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO StocksPLUS® Fund	$2,609	$281	$0	$0	$182	$3,072	$132	$148
PIMCO StocksPLUS® Absolute Return Fund	33,631	2,385	0	0	4,726	40,742	2,343	43
PIMCO Total Return Fund	46,974	2,185,741	(1,996,148)	(2,097)	922	235,392	14,951	2,579
PIMCO Unconstrained Bond Fund	585,448	1,715,290	(492,283)	11,483	(1,672)	1,818,266	29,330	1,306
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0	1,272,026	0	0	(11,947)	1,260,079	4,151	0
Totals	$27,544,478	$19,060,985	$(13,406,695)	$425,536	$573,104	$34,197,408	$1,770,167	$54,764

PIMCO All Asset All Authority Fund
Underlying PIMCO Funds	Market Value 03/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$1,754,244	$231,084	$(501,350)	$(24,891)	$28,509	$1,487,596	$9,933	$279
PIMCO CommodityRealReturn Strategy Fund®	501,288	29,535	(366,861)	(36,547)	52,428	179,843	8,562	538
PIMCO Convertible Fund	691,153	43,977	(497,487)	4,482	(16,245)	225,880	29,363	1,788
PIMCO Credit Absolute Return Fund	34,732	368,336	0	0	6,362	409,430	3,335	0
PIMCO Diversified Income Fund	822,721	1,194,035	(11,292)	37	40,025	2,045,526	78,051	3,853
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	1,617,545	487,887	0	0	20,129	2,125,561	153,294	0
PIMCO Emerging Local Bond Fund	1,733,518	861,489	(79,429)	(565)	45,190	2,560,203	140,460	0
PIMCO Emerging Markets Bond Fund	1,252,672	464,448	(75,796)	1,019	68,753	1,711,096	83,331	1,234
PIMCO Emerging Markets Corporate Bond Fund	0	449,303	0	0	5,671	454,974	9,262	1,291
PIMCO Emerging Markets Currency Fund	2,170,727	757,009	(104,582)	(896)	30,182	2,852,440	59,986	0
PIMCO EqS Pathfinder Fund®	500,721	14,579	0	0	19,903	535,203	14,579	0
PIMCO EqS® Dividend Fund	21,814	810	0	0	2,299	24,923	784	26
PIMCO EqS® Emerging Markets Fund	34,328	336	0	0	(644)	34,020	335	0
PIMCO EqS® Long/Short Fund	0	127,979	0	0	9,857	137,836	479	0
PIMCO Floating Income Fund	1,263,087	127,290	0	0	39,233	1,429,610	63,862	0
PIMCO Foreign Bond Fund (Unhedged)	304,461	223,821	0	0	(23,911)	504,371	30,393	1,626
PIMCO Fundamental Advantage Absolute Return Strategy Fund	757,244	1,150,414	(171,407)	(26,587)	131,198	1,840,862	30,725	0
PIMCO Fundamental IndexPLUS® AR Fund	43,515	5,718	0	0	5,914	55,147	5,719	0
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	0	23,668	0	0	88	23,756	217	0
PIMCO Global Advantage® Strategy Bond Fund	472,613	238,269	0	0	7,132	718,014	18,087	1,946
PIMCO High Yield Fund	1,925,936	1,310,287	(450,162)	(276)	120,633	2,906,418	169,787	0
PIMCO High Yield Spectrum Fund	326,760	1,080,876	0	0	58,193	1,465,829	61,504	57
PIMCO Income Fund	1,349,276	961,127	0	0	181,670	2,492,073	131,156	3,885
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	636,058	934,795	0	0	32,377	1,603,230	234,759	36
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	35,447	4,214	0	0	4,308	43,969	3,867	347
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	26,835	2,425	0	0	2,678	31,938	2,409	17
PIMCO Investment Grade Corporate Bond Fund	658,516	998,635	(245,129)	7,012	17,035	1,436,069	46,893	9,435
PIMCO Long Duration Total Return Fund	130,769	956,318	0	0	(31,849)	1,055,238	23,987	14,770
PIMCO Long-Term Credit Fund	212,759	339,405	0	0	4,290	556,454	27,775	3,995
PIMCO Long-Term U.S. Government Fund	166,962	750,749	0	0	(46,127)	871,584	38,721	12,460
PIMCO Low Duration Fund	2,526	123,235	0	0	(972)	124,789	1,780	133

130	PIMCO ASSET ALLOCATION FUNDS

March 31, 2013

PIMCO All Asset All Authority Fund (Cont.)
Underlying PIMCO Funds	Market Value 03/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO Real Return Asset Fund	$923,832	$60,577	$(894,357)	$58,778	$(50,713)	$98,117	$39,928	$20,650
PIMCO Real Return Fund	14,494	749	0	0	354	15,597	562	186
PIMCO RealEstateRealReturn Strategy Fund	856,217	67,269	(835,786)	110,951	(58,513)	140,138	65,221	2,048
PIMCO Senior Floating Rate Fund	142,684	1,033,920	(26,839)	(293)	24,321	1,173,793	28,502	83
PIMCO Short-Term Floating NAV Portfolio	1,584,963	8,867,377	(10,362,400)	(156)	5	89,789	467	10
PIMCO Short-Term Fund	6,847	129,596	(130,774)	(9)	120	5,780	104	1
PIMCO Small Cap StocksPLUS® AR Fund	78,812	6,555	0	0	13,619	98,986	6,555	0
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	231,854	39,882	0	0	18,581	290,317	39,790	92
PIMCO StocksPLUS® AR Short Strategy Fund	1,322,638	4,981,638	0	0	(493,721)	5,810,555	44,436	0
PIMCO StocksPLUS® Fund	10,355	1,111	0	0	723	12,189	525	586
PIMCO StocksPLUS® Absolute Return Fund	15,935	1,131	0	0	2,239	19,305	1,110	20
PIMCO Total Return Fund	209,894	4,095,986	(1,351,078)	(11,859)	10,269	2,953,212	51,058	9,856
PIMCO Unconstrained Bond Fund	912,747	1,743,708	(293,095)	3,214	27,884	2,394,458	42,170	1,790
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0	1,178,147	0	0	(12,120)	1,166,027	3,522	0
Totals	$25,759,499	$36,469,699	$(16,397,824)	$83,414	$297,357	$46,212,145	$1,807,345	$93,038

PIMCO RealRetirement® 2015 Fund
Underlying PIMCO Funds	Market Value 03/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$422	$1,400	$0	$0	$20	$1,842	$7	$0
PIMCO Emerging Markets Bond Fund	0	1,811	0	0	13	1,824	57	1
PIMCO EqS Pathfinder Fund®	447	385	(115)	0	34	751	20	0
PIMCO EqS® Dividend Fund	0	1,304	0	0	145	1,449	30	1
PIMCO EqS® Emerging Markets Fund	620	481	0	0	16	1,117	10	0
PIMCO Global Advantage® Strategy Bond Fund	612	1,202	0	0	(1)	1,813	35	4
PIMCO High Yield Fund	0	1,855	0	0	42	1,897	70	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	584	959	0	0	157	1,700	109	11
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	60	0	(55)	(10)	5	0	0	0
PIMCO Low Duration Fund	1,261	3,440	0	0	0	4,701	117	7
PIMCO Mortgage Opportunities Fund	0	196	0	0	20	216	3	0
PIMCO Real Return Fund	4,976	5,087	(1,923)	19	95	8,254	253	89
PIMCO RealEstateRealReturn Strategy Fund	752	723	(291)	19	(4)	1,199	155	10
PIMCO Short-Term Floating NAV Portfolio	2,706	22,106	(22,400)	(1)	0	2,411	6	0
PIMCO Short-Term Floating NAV Portfolio III	0	1,604	(1,100)	0	(1)	503	5	0
PIMCO Small Cap StocksPLUS® AR Fund	137	951	0	0	169	1,257	72	0
PIMCO StocksPLUS® Fund	1,715	3,114	(264)	(6)	262	4,821	141	160
PIMCO Total Return Fund	5,055	6,991	(306)	0	(5)	11,735	477	98
Totals	$19,347	$53,609	$(26,454)	$21	$967	$47,490	$1,567	$381

ANNUAL REPORT	MARCH 31, 2013	131

Notes to Financial Statements (Cont.)

PIMCO RealRetirement® 2020 Fund
Underlying PIMCO Funds	Market Value 03/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$1,266	$4,634	$0	$0	$76	$5,976	$22	$1
PIMCO Emerging Markets Bond Fund	0	3,352	0	0	38	3,390	114	2
PIMCO EqS Pathfinder Fund®	1,619	866	0	0	110	2,595	71	0
PIMCO EqS® Dividend Fund	0	2,413	0	0	303	2,716	61	3
PIMCO EqS® Emerging Markets Fund	1,858	912	0	0	33	2,803	28	0
PIMCO Global Advantage® Strategy Bond Fund	1,523	1,932	0	0	(1)	3,454	74	9
PIMCO High Yield Fund	0	3,441	0	0	88	3,529	138	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	1,609	1,338	0	0	314	3,261	249	24
PIMCO Low Duration Fund	0	858	0	0	(11)	847	17	1
PIMCO Mortgage Opportunities Fund	0	386	0	0	41	427	6	0
PIMCO Real Return Fund	11,042	8,174	(5,345)	28	252	14,151	491	167
PIMCO RealEstateRealReturn Strategy Fund	2,211	1,919	(575)	(44)	63	3,574	506	32
PIMCO Short-Term Floating NAV Portfolio	5,715	37,414	(42,200)	(4)	0	925	14	0
PIMCO Short-Term Floating NAV Portfolio III	0	4,315	(1,100)	0	(3)	3,212	15	0
PIMCO Small Cap StocksPLUS® AR Fund	332	1,666	0	0	338	2,336	148	0
PIMCO StocksPLUS® Fund	5,025	7,197	0	0	710	12,932	387	431
PIMCO Total Return Fund	10,501	10,465	0	0	22	20,988	907	182
Totals	$42,701	$91,282	$(49,220)	$(20)	$2,373	$87,116	$3,248	$852

PIMCO RealRetirement® 2025 Fund
Underlying PIMCO Funds	Market Value 03/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$809	$6,812	$0	$0	$98	$7,719	$24	$1
PIMCO Emerging Markets Bond Fund	0	2,692	0	0	7	2,699	79	1
PIMCO EqS Pathfinder Fund®	1,101	1,014	(173)	0	91	2,033	55	0
PIMCO EqS® Dividend Fund	0	1,930	0	0	210	2,140	41	2
PIMCO EqS® Emerging Markets Fund	1,138	1,439	(99)	(5)	35	2,508	21	0
PIMCO Global Advantage® Strategy Bond Fund	1,083	1,591	0	0	3	2,677	51	6
PIMCO High Yield Fund	0	2,685	0	0	57	2,742	94	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	1,337	2,761	(149)	(3)	383	4,329	266	26
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	103	0	(96)	(16)	9	0	0	0
PIMCO Mortgage Opportunities Fund	0	331	0	0	27	358	4	0
PIMCO Real Return Fund	4,156	6,417	(1,787)	12	62	8,860	242	88
PIMCO RealEstateRealReturn Strategy Fund	1,700	2,943	(434)	6	(4)	4,211	522	33
PIMCO Short-Term Floating NAV Portfolio	3,907	33,510	(36,500)	(2)	0	915	10	0
PIMCO Short-Term Floating NAV Portfolio III	0	2,708	(1,200)	0	(2)	1,506	8	0
PIMCO Small Cap StocksPLUS® AR Fund	290	2,211	0	0	386	2,887	153	0
PIMCO StocksPLUS® Fund	2,983	8,009	(99)	(5)	625	11,513	320	375
PIMCO Total Return Fund	4,003	6,457	(248)	1	(26)	10,187	422	89
Totals	$22,610	$83,510	$(40,785)	$(12)	$1,961	$67,284	$2,312	$621

132	PIMCO ASSET ALLOCATION FUNDS

March 31, 2013

PIMCO RealRetirement® 2030 Fund
Underlying PIMCO Funds	Market Value 03/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$1,048	$9,896	$0	$0	$150	$11,094	$34	$1
PIMCO Emerging Markets Bond Fund	0	1,725	0	0	32	1,757	61	1
PIMCO EqS Pathfinder Fund®	1,411	1,344	(448)	(1)	138	2,444	79	0
PIMCO EqS® Dividend Fund	0	2,313	0	0	275	2,588	54	3
PIMCO EqS® Emerging Markets Fund	1,938	1,369	0	0	85	3,392	32	0
PIMCO Global Advantage® Strategy Bond Fund	1,521	1,580	0	0	17	3,118	64	7
PIMCO High Yield Fund	0	1,730	0	0	54	1,784	73	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	2,498	4,582	0	0	752	7,832	520	49
PIMCO Long-Term U.S. Government Fund	488	402	0	0	(46)	844	58	17
PIMCO Mortgage Opportunities Fund	0	419	0	0	38	457	6	0
PIMCO Real Return Fund	3,053	4,472	0	0	50	7,575	205	76
PIMCO RealEstateRealReturn Strategy Fund	2,296	3,750	0	0	(12)	6,034	776	49
PIMCO Short-Term Floating NAV Portfolio	6,514	42,419	(46,700)	(6)	0	2,227	18	0
PIMCO Short-Term Floating NAV Portfolio III	0	3,910	(2,200)	0	(2)	1,708	9	0
PIMCO Small Cap StocksPLUS® AR Fund	1,248	4,141	0	0	854	6,243	344	0
PIMCO StocksPLUS® Fund	5,694	12,024	(135)	(4)	1,095	18,674	553	650
PIMCO Total Return Fund	4,009	6,211	0	0	(15)	10,205	411	85
Totals	$31,718	$102,287	$(49,483)	$(11)	$3,465	$87,976	$3,297	$938

PIMCO RealRetirement® 2035 Fund
Underlying PIMCO Funds	Market Value 03/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	$0	$350	$0	$0	$0	$350	$3	$0
PIMCO CommoditiesPLUS® Strategy Fund	772	6,481	0	0	154	7,407	27	1
PIMCO Emerging Markets Bond Fund	0	1,133	0	0	14	1,147	37	1
PIMCO EqS Pathfinder Fund®	907	840	0	0	89	1,836	50	0
PIMCO EqS® Dividend Fund	0	1,627	0	0	164	1,791	32	1
PIMCO EqS® Emerging Markets Fund	995	1,466	0	0	42	2,503	18	0
PIMCO Global Advantage® Strategy Bond Fund	383	478	0	0	4	865	18	2
PIMCO High Yield Fund	0	598	0	0	16	614	22	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	1,662	3,694	0	0	530	5,886	362	35
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	239	0	(221)	(38)	20	0	0	0
PIMCO Long-Term U.S. Government Fund	759	1,414	0	0	(106)	2,067	108	31
PIMCO Mortgage Opportunities Fund	0	275	0	0	24	299	4	0
PIMCO Real Return Fund	1,194	2,205	0	0	7	3,406	84	32
PIMCO RealEstateRealReturn Strategy Fund	1,867	3,379	(331)	18	(31)	4,902	594	38
PIMCO Short-Term Floating NAV Portfolio	3,507	30,507	(33,700)	(1)	0	313	8	0
PIMCO Short-Term Floating NAV Portfolio III	0	2,303	(2,300)	0	0	3	3	0
PIMCO Small Cap StocksPLUS® AR Fund	747	4,208	0	0	780	5,735	293	0
PIMCO StocksPLUS® Fund	4,074	8,824	0	0	796	13,694	403	469
PIMCO Total Return Fund	934	2,633	0	0	(17)	3,550	127	27
Totals	$18,040	$72,415	$(36,552)	$(21)	$2,486	$56,368	$2,193	$637

ANNUAL REPORT	MARCH 31, 2013	133

Notes to Financial Statements (Cont.)

PIMCO RealRetirement® 2040 Fund
Underlying PIMCO Funds	Market Value 03/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	$0	$563	$0	$0	$2	$565	$5	$0
PIMCO CommoditiesPLUS® Strategy Fund	1,435	8,778	0	0	227	10,440	43	2
PIMCO Emerging Markets Bond Fund	0	702	0	0	16	718	26	0
PIMCO EqS Pathfinder Fund®	1,380	1,005	0	0	115	2,500	68	0
PIMCO EqS® Dividend Fund	0	2,112	0	0	244	2,356	49	2
PIMCO EqS® Emerging Markets Fund	1,552	1,240	0	0	41	2,833	24	0
PIMCO High Yield Fund	0	702	0	0	23	725	31	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	3,452	3,481	0	0	755	7,688	599	56
PIMCO Long-Term U.S. Government Fund	1,468	1,619	0	0	(150)	2,937	177	52
PIMCO Mortgage Opportunities Fund	0	316	0	0	35	351	4	0
PIMCO Real Return Fund	1,224	996	0	0	17	2,237	68	25
PIMCO RealEstateRealReturn Strategy Fund	3,383	3,851	(235)	(27)	(9)	6,963	960	59
PIMCO Short-Term Floating NAV Portfolio	6,623	28,815	(35,100)	(5)	0	333	15	0
PIMCO Short-Term Floating NAV Portfolio III	0	3,103	(3,100)	0	0	3	3	0
PIMCO Small Cap StocksPLUS® AR Fund	2,812	4,086	0	0	1,156	8,054	490	0
PIMCO StocksPLUS® Fund	6,663	12,286	0	0	1,167	20,116	656	752
PIMCO Total Return Fund	1,317	1,297	0	0	3	2,617	113	23
Totals	$31,309	$74,952	$(38,435)	$(32)	$3,642	$71,436	$3,331	$971

PIMCO RealRetirement® 2045 Fund
Underlying PIMCO Funds	Market Value 03/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	$0	$231	$0	$0	$(5)	$226	$1	$0
PIMCO CommoditiesPLUS® Strategy Fund	133	4,712	(150)	(5)	156	4,846	19	1
PIMCO Emerging Markets Bond Fund	0	316	0	0	2	318	10	0
PIMCO EqS Pathfinder Fund®	122	933	0	0	65	1,120	31	0
PIMCO EqS® Dividend Fund	0	931	0	0	100	1,031	18	1
PIMCO EqS® Emerging Markets Fund	147	1,013	0	0	105	1,265	13	0
PIMCO Global Advantage® Strategy Bond Fund	0	0	0	0	0	0	0	0
PIMCO High Yield Fund	0	313	0	0	9	322	12	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	341	3,168	(100)	0	380	3,789	253	24
PIMCO Long-Term U.S. Government Fund	139	1,441	(126)	(2)	(120)	1,332	69	21
PIMCO Mortgage Opportunities Fund	0	165	0	0	15	180	2	0
PIMCO Real Return Fund	76	556	(284)	0	0	348	8	3
PIMCO RealEstateRealReturn Strategy Fund	326	3,345	(50)	(1)	(141)	3,479	439	29
PIMCO Short-Term Floating NAV Portfolio	400	10,804	(11,195)	(2)	0	7	4	0
PIMCO Short-Term Floating NAV Portfolio III	0	901	(895)	0	0	6	0	0
PIMCO Small Cap StocksPLUS® AR Fund	267	2,834	0	0	528	3,629	196	0
PIMCO StocksPLUS® Fund	710	7,630	0	0	559	8,899	266	323
PIMCO Total Return Fund	92	751	0	0	(10)	833	33	7
Totals	$2,753	$40,044	$(12,800)	$(10)	$1,643	$31,630	$1,374	$409

134	PIMCO ASSET ALLOCATION FUNDS

March 31, 2013

PIMCO RealRetirement® 2050 Fund
Underlying PIMCO Funds	Market Value 03/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	$0	$330	$0	$0	$(1)	$329	$3	$0
PIMCO CommoditiesPLUS® Strategy Fund	837	5,851	(170)	(6)	182	6,694	28	1
PIMCO CommodityRealReturn Strategy Fund®	0	192	0	0	(14)	178	3	1
PIMCO Emerging Markets Bond Fund	0	450	0	0	7	457	16	0
PIMCO EqS Pathfinder Fund®	631	948	0	0	78	1,657	45	0
PIMCO EqS® Dividend Fund	0	1,271	0	0	148	1,419	28	1
PIMCO EqS® Emerging Markets Fund	819	921	0	0	67	1,807	17	0
PIMCO High Yield Fund	0	447	0	0	13	460	19	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	2,007	2,969	(157)	(62)	546	5,303	375	36
PIMCO Long-Term U.S. Government Fund	756	1,192	0	0	(111)	1,837	106	32
PIMCO Mortgage Opportunities Fund	0	193	0	0	21	214	3	0
PIMCO Real Return Fund	304	241	(382)	7	2	172	8	2
PIMCO RealEstateRealReturn Strategy Fund	1,930	3,381	0	0	(64)	5,247	681	43
PIMCO Short-Term Floating NAV Portfolio	3,514	17,309	(20,010)	(3)	0	810	9	0
PIMCO Short-Term Floating NAV Portfolio III	0	1,501	(1,495)	0	0	6	1	0
PIMCO Small Cap StocksPLUS® AR Fund	1,534	3,125	(157)	(8)	697	5,191	295	0
PIMCO StocksPLUS® Fund	3,854	9,252	(470)	(21)	737	13,352	402	473
PIMCO Total Return Fund	357	343	0	0	(1)	699	33	7
Totals	$16,543	$49,916	$(22,841)	$(93)	$2,307	$45,832	$2,072	$596

PIMCO RealRetirement® Income and Distribution Fund
Underlying PIMCO Funds	Market Value 03/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$416	$2,433	$(666)	$(22)	$72	$2,233	$8	$0
PIMCO Emerging Markets Bond Fund	0	3,921	(1,168)	3	17	2,773	87	2
PIMCO EqS Pathfinder Fund®	442	657	(372)	(5)	44	766	21	0
PIMCO EqS® Dividend Fund	0	2,014	(742)	5	178	1,455	36	2
PIMCO EqS® Emerging Markets Fund	663	849	(491)	(40)	63	1,044	10	0
PIMCO Global Advantage® Strategy Bond Fund	809	2,375	(951)	(2)	6	2,237	44	5
PIMCO High Yield Fund	0	3,759	(947)	0	60	2,872	93	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	757	1,278	(607)	(182)	346	1,592	119	11
PIMCO Low Duration Fund	2,828	8,121	(4,756)	21	(2)	6,212	157	8
PIMCO Mortgage Opportunities Fund	0	359	(121)	1	25	264	3	0
PIMCO Real Return Fund	7,133	10,751	(8,052)	26	159	10,017	332	110
PIMCO RealEstateRealReturn Strategy Fund	714	1,417	(703)	(25)	28	1,431	195	12
PIMCO Short-Term Floating NAV Portfolio	2,712	46,613	(44,800)	(4)	0	4,521	12	0
PIMCO Short-Term Floating NAV Portfolio III	0	3,002	(3,000)	(1)	0	1	2	0
PIMCO Small Cap StocksPLUS® AR Fund	90	1,814	(595)	6	221	1,536	89	0
PIMCO StocksPLUS® Fund	2,090	4,501	(1,842)	(29)	337	5,057	146	149
PIMCO Total Return Fund	7,263	14,234	(6,647)	(16)	35	14,869	636	125
Totals	$25,917	$108,098	$(76,460)	$(264)	$1,589	$58,880	$1,990	$424

ANNUAL REPORT	MARCH 31, 2013	135

Notes to Financial Statements (Cont.)

PIMCO Global Multi-Asset Fund
Underlying PIMCO Funds	Market Value 03/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO Emerging Local Bond Fund	$211,316	$22,905	$(41,000)	$155	$2,212	$195,588	$13,061	$0
PIMCO Emerging Markets Bond Fund	79,419	2,665	(87,357)	6,962	(1,689)	0	2,714	21
PIMCO Emerging Markets Corporate Bond Fund	223,010	9,988	(145,800)	8,375	7,120	102,693	9,393	707
PIMCO Emerging Markets Currency Fund	113,935	376	(110,792)	(8,454)	4,935	0	470	0
PIMCO EqS Pathfinder Fund®	552,035	14,971	(251,260)	4,291	10,976	331,013	14,972	0
PIMCO EqS® Dividend Fund	56,356	264,999	0	0	28,202	349,557	6,464	205
PIMCO EqS® Emerging Markets Fund	282,209	7,709	(32,000)	(6,557)	2,043	253,404	2,710	0
PIMCO Foreign Bond Fund (Unhedged)	0	20,002	(20,075)	73	0	0	1	0
PIMCO Global Advantage® Strategy Bond Fund	155,900	8,022	(167,271)	10,398	(7,049)	0	2,621	157
PIMCO Global Bond Fund (Unhedged)	65,471	23,513	(91,960)	8,813	(5,837)	0	2,608	258
PIMCO Income Fund	0	535,766	0	0	3,773	539,539	9,561	315
PIMCO Investment Grade Corporate Bond Fund	0	52,263	0	0	(148)	52,115	420	0
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	32,290	0	(33,520)	2,302	(1,072)	0	970	47
PIMCO Long-Term U.S. Government Fund	124,546	106,876	(233,913)	(16,826)	19,317	0	1,761	0
PIMCO Real Return Fund	0	91,400	(15,000)	(108)	1,161	77,453	2,994	1,105
PIMCO RealEstateRealReturn Strategy Fund	12,287	2,554	0	0	276	15,117	2,411	143
PIMCO Short-Term Floating NAV Portfolio	116,708	1,924,082	(2,000,900)	(56)	0	39,834	378	4
PIMCO StocksPLUS® Fund	772,118	40,678	(499,140)	18,735	(1,055)	331,336	19,663	21,015
PIMCO Total Return Fund	294,142	58,113	(280,110)	10,912	(845)	82,212	7,786	797
PIMCO Unconstrained Bond Fund	146,055	340,458	0	0	3,657	490,170	11,939	569
Totals	$3,237,797	$3,527,340	$(4,010,098)	$39,015	$65,977	$2,860,031	$112,897	$25,343

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2013, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO All Asset Fund	$0	$0	$16,470,340	$10,848,362
PIMCO All Asset All Authority Fund	0	0	27,602,323	6,035,423
PIMCO RealRetirement® 2015 Fund	639	637	30,079	2,960
PIMCO RealRetirement® 2020 Fund	1,066	1,062	49,994	5,932

136	PIMCO ASSET ALLOCATION FUNDS

March 31, 2013

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO RealRetirement® 2025 Fund	$639	$637	$48,284	$3,090
PIMCO RealRetirement® 2030 Fund	1,066	1,062	58,586	592
PIMCO RealRetirement® 2035 Fund	639	637	41,813	557
PIMCO RealRetirement® 2040 Fund	1,066	1,062	46,351	244
PIMCO RealRetirement® 2045 Fund	426	425	30,406	711
PIMCO RealRetirement® 2050 Fund	639	637	33,370	1,341
PIMCO RealRetirement® Income and Distribution Fund	639	637	58,507	28,667
PIMCO Global Multi-Asset Fund	7,996,479	6,625,285	5,721,256	6,509,601

ANNUAL REPORT	MARCH 31, 2013	137

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO All Asset Fund				PIMCO All Asset All Authority Fund				PIMCO RealRetirement® 2015 Fund
	Year Ended 03/31/2013		Year Ended 03/31/2012		Year Ended 03/31/2013		Year Ended 03/31/2012		Year Ended 03/31/2013		Period from 06/30/2011 to 03/31/2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	644,340	$8,078,116	711,650	$8,678,750	880,918	$9,703,088	468,801	$5,015,191	1,145	$11,881	1,165	$11,582
Class P	66,098	819,037	47,094	571,862	367,133	4,031,261	188,780	2,019,198	23	237	1	10
Administrative Class	13,903	175,174	11,997	145,603	0	0	0	0	2,362	24,168	1,017	10,067
Class D	40,147	498,339	37,462	456,743	111,825	1,224,052	76,560	813,573	92	945	38	372
Class A	57,020	708,854	56,585	685,791	272,314	2,988,486	178,877	1,904,045	190	1,954	178	1,784
Class B	172	2,138	405	4,894	0	0	0	0	0	0	0	0
Class C	41,554	511,110	41,751	500,979	210,055	2,287,351	117,303	1,237,195	31	320	22	218
Class R	5,713	70,859	3,437	41,498	0	0	0	0	19	188	1	10
Issued as reinvestment of distributions
Institutional Class	100,145	1,256,665	101,880	1,200,243	61,078	676,484	41,847	427,724	48	501	19	183
Class P	4,364	54,810	3,421	40,217	16,388	181,354	10,547	107,556	1	8	0	0
Administrative Class	1,682	21,111	1,783	20,935	0	0	0	0	91	938	12	115
Class D	3,506	43,858	4,390	51,399	7,895	86,923	7,332	74,214	4	42	0	4
Class A	6,356	79,402	9,516	111,158	18,205	201,012	19,044	193,465	9	97	1	9
Class B	44	542	241	2,794	0	0	0	0	0	0	0	0
Class C	3,372	41,701	6,767	78,020	8,939	98,144	11,750	117,846	1	9	0	1
Class R	348	4,330	356	4,124	0	0	0	0	0	4	0	0
Cost of shares redeemed
Institutional Class	(414,388)	(5,187,705)	(330,271)	(3,993,117)	(221,492)	(2,438,380)	(180,412)	(1,902,872)	(431)	(4,406)	(315)	(3,115)
Class P	(30,849)	(385,602)	(19,383)	(234,049)	(83,050)	(912,883)	(69,976)	(741,351)	(2)	(24)	0	0
Administrative Class	(6,243)	(77,378)	(6,238)	(75,104)	0	0	0	0	(848)	(8,765)	(150)	(1,490)
Class D	(25,570)	(315,701)	(29,471)	(352,926)	(45,562)	(496,461)	(35,453)	(372,856)	(5)	(53)	0	0
Class A	(53,644)	(656,925)	(45,685)	(549,542)	(104,352)	(1,126,536)	(101,522)	(1,073,668)	(54)	(561)	(15)	(149)
Class B	(2,006)	(24,349)	(3,759)	(45,242)	0	0	0	0	0	0	0	0
Class C	(26,333)	(322,459)	(25,388)	(301,123)	(42,158)	(456,276)	(32,813)	(342,035)	(2)	(21)	(1)	(10)
Class R	(1,392)	(17,164)	(1,066)	(12,758)	0	0	0	0	(2)	(19)	0	0
Net increase resulting from Fund share transactions	428,339	$5,378,763	577,474	$7,031,149	1,458,136	$16,047,619	700,665	$7,477,225	2,672	$27,443	1,973	$19,591

138	PIMCO ASSET ALLOCATION FUNDS

March 31, 2013

PIMCO RealRetirement® 2020 Fund				PIMCO RealRetirement® 2025 Fund				PIMCO RealRetirement® 2030 Fund
Year Ended 03/31/2013		Year Ended 03/31/2012		Year Ended 03/31/2013		Period from 06/30/2011 to 03/31/2012		Year Ended 03/31/2013		Year Ended 03/31/2012
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

2,304	$19,453	2,250	$18,387	1,725	$17,610	1,397	$13,626	2,888	$22,873	1,265	$9,645
27	227	1	10	90	905	1	10	98	766	1	10
3,872	32,950	2,338	19,351	3,608	36,255	1,304	12,610	4,916	38,473	2,263	17,174
177	1,477	181	1,483	188	1,900	33	327	146	1,145	215	1,645
670	5,586	233	1,885	212	2,146	67	654	741	5,804	191	1,445
0	0	0	0	0	0	0	0	0	0	0	0
136	1,143	64	520	30	302	5	47	40	324	85	648
57	480	49	398	32	327	8	81	96	759	89	678

158	1,325	78	625	76	776	27	256	152	1,199	52	393
1	10	0	0	4	39	0	0	4	35	0	0
193	1,652	43	350	149	1,515	23	228	251	1,984	46	340
16	137	13	100	7	66	1	4	16	129	10	76
32	266	12	92	9	92	1	7	31	247	6	49
0	0	0	0	0	0	0	0	0	0	0	0
5	41	4	35	0	5	0	1	4	28	7	50
4	32	3	22	1	7	0	0	4	28	1	5

(907)	(7,647)	(688)	(5,659)	(595)	(5,999)	(394)	(3,833)	(790)	(6,252)	(523)	(4,040)
0	0	0	0	(3)	(30)	0	0	(2)	(16)	0	0
(1,386)	(11,917)	(306)	(2,553)	(1,093)	(11,099)	(107)	(1,064)	(1,119)	(8,850)	(160)	(1,236)
(81)	(681)	(98)	(802)	(44)	(450)	(2)	(19)	(56)	(441)	(97)	(752)
(132)	(1,102)	(117)	(950)	(31)	(318)	(9)	(88)	(111)	(874)	(30)	(229)
0	0	0	0	0	0	0	0	0	0	0	0
(31)	(263)	(64)	(529)	(3)	(34)	0	0	(87)	(681)	(94)	(719)
(10)	(87)	(60)	(478)	(3)	(32)	0	0	(22)	(173)	(63)	(480)
5,105	$43,082	3,936	$32,287	4,359	$43,983	2,355	$22,847	7,200	$56,507	3,264	$24,702

ANNUAL REPORT	MARCH 31, 2013	139

Notes to Financial Statements (Cont.)

	PIMCO RealRetirement® 2035 Fund				PIMCO RealRetirement® 2040 Fund				PIMCO RealRetirement® 2045 Fund
	Year Ended 03/31/2013		Period from 06/30/2011 to 03/31/2012		Year Ended 03/31/2013		Year Ended 03/31/2012		Year Ended 03/31/2013		Period from 02/29/2012 to 03/31/2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	2,149	$21,441	925	$8,959	3,400	$26,060	1,055	$7,825	2,606	$26,611	300	$3,000
Class P	109	1,082	1	10	194	1,492	1	10	36	372	1	10
Administrative Class	2,591	25,625	1,203	11,364	2,154	16,466	2,821	20,848	640	6,575	1	10
Class D	71	704	12	115	168	1,287	209	1,572	28	304	1	10
Class A	166	1,650	4	40	348	2,657	176	1,297	45	458	1	10
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	2	21	8	75	41	312	23	171	8	82	1	10
Class R	26	254	4	43	50	387	115	838	21	224	1	10
Issued as reinvestment of distributions
Institutional Class	109	1,090	30	276	218	1,683	52	374	130	1,342	0	0
Class P	5	49	0	0	10	75	0	0	1	12	0	0
Administrative Class	122	1,214	17	152	219	1,681	70	502	17	180	0	0
Class D	3	29	0	2	15	115	7	50	1	6	0	0
Class A	6	60	0	1	20	153	8	60	2	19	0	0
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	0	3	0	1	2	16	1	8	0	2	0	0
Class R	0	4	0	0	5	38	4	25	0	2	0	0
Cost of shares redeemed
Institutional Class	(707)	(7,034)	(100)	(958)	(477)	(3,646)	(569)	(4,278)	(490)	(5,045)	0	0
Class P	(6)	(59)	0	0	(16)	(125)	0	0	(9)	(100)	0	0
Administrative Class	(713)	(7,145)	(139)	(1,317)	(788)	(6,095)	(105)	(780)	(124)	(1,303)	0	0
Class D	(7)	(73)	(1)	(10)	(98)	(744)	(68)	(514)	0	0	0	0
Class A	(17)	(169)	0	0	(87)	(676)	(84)	(629)	(2)	(21)	0	0
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	(7)	(53)	(2)	(20)	0	0	0	0
Class R	(4)	(43)	0	0	(30)	(229)	(19)	(136)	0	(2)	0	0
Net increase resulting from Fund share transactions	3,905	$38,703	1,964	$18,753	5,341	$40,854	3,695	$27,223	2,910	$29,718	306	$3,060

140	PIMCO ASSET ALLOCATION FUNDS

March 31, 2013

PIMCO RealRetirement® 2050 Fund				PIMCO RealRetirement® Income and Distribution Fund				PIMCO Global Multi-Asset Fund
Year Ended 03/31/2013		Year Ended 03/31/2012		Year Ended 03/31/2013		Year Ended 03/31/2012		Year Ended 03/31/2013		Year Ended 03/31/2012
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

3,086	$24,385	308	$2,351	1,382	$12,219	1,019	$8,731	58,343	$663,115	115,613	$1,338,405
26	205	1	10	24	211	14	116	33,279	372,879	56,500	655,373
1,283	10,133	1,030	7,678	5,462	48,125	962	8,191	157	1,785	250	2,836
379	3,007	386	2,951	318	2,801	218	1,854	4,172	46,981	12,383	143,483
98	765	102	769	703	6,174	395	3,357	16,390	184,926	52,478	609,829
0	0	0	0	0	0	0	0	0	0	0	0
34	265	10	79	147	1,295	121	1,026	9,731	108,093	33,478	385,490
55	437	38	286	20	177	21	181	599	6,703	915	10,537

169	1,346	33	242	61	536	42	350	6,126	70,031	11,311	124,615
1	6	0	0	1	6	0	0	1,474	16,844	2,223	24,421
91	716	18	134	110	967	17	143	7	81	0	1
23	181	20	144	9	86	5	45	340	3,878	1,215	13,321
6	46	3	23	32	276	21	179	1,390	15,861	5,357	58,727
0	0	0	0	0	0	0	0	0	0	0	0
1	14	2	10	6	47	5	46	461	5,193	2,908	31,461
3	22	1	7	1	9	1	5	27	307	78	848

(777)	(6,166)	(60)	(461)	(792)	(6,948)	(496)	(4,236)	(79,279)	(900,385)	(61,051)	(704,684)
(7)	(57)	0	0	(2)	(19)	(13)	(107)	(46,707)	(529,810)	(19,251)	(219,747)
(240)	(1,881)	(143)	(1,086)	(3,294)	(29,233)	(155)	(1,322)	(97)	(1,098)	(38)	(429)
(357)	(2,709)	(291)	(2,229)	(117)	(1,029)	(85)	(722)	(9,659)	(108,775)	(10,642)	(122,387)
(54)	(418)	(29)	(224)	(427)	(3,716)	(62)	(529)	(49,138)	(548,597)	(34,731)	(398,962)
0	0	0	0	0	0	0	0	0	0	0	0
(11)	(84)	(9)	(74)	(46)	(397)	(21)	(177)	(27,402)	(304,815)	(14,132)	(160,274)
(6)	(50)	(3)	(23)	(6)	(55)	0	(4)	(525)	(5,847)	(228)	(2,603)
3,803	$30,163	1,417	$10,587	3,592	$31,532	2,009	$17,127	(80,311)	$(902,650)	154,636	$1,790,261

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2013, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings

ANNUAL REPORT	MARCH 31, 2013	141

Notes to Financial Statements (Cont.)

in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

As of March 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral- Capital (4)	Qualified Late-Year Loss Deferral- Ordinary (5)
PIMCO All Asset Fund	$22,822	$0	$1,289,142	$0	$(1,375,620)	$0	$0
PIMCO All Asset All Authority Fund	8,923	0	336,947	0	(56,313)	0	0
PIMCO RealRetirement® 2015 Fund	0	14	1,161	(0)	0	(69)	0
PIMCO RealRetirement® 2020 Fund	0	0	2,633	(0)	(208)	0	0
PIMCO RealRetirement® 2025 Fund	0	0	2,526	(0)	0	(144)	0
PIMCO RealRetirement® 2030 Fund	0	0	3,923	(0)	(427)	0	0
PIMCO RealRetirement® 2035 Fund	0	0	3,013	(0)	0	(195)	0
PIMCO RealRetirement® 2040 Fund	0	0	4,034	(0)	(484)	0	0
PIMCO RealRetirement® 2045 Fund	0	0	1,691	(0)	0	(127)	0
PIMCO RealRetirement® 2050 Fund	0	0	2,183	(0)	(334)	0	0
PIMCO RealRetirement® Income and Distribution Fund	0	0	1,339	(0)	(144)	0	0
PIMCO Global Multi-Asset Fund	0	22,288	77,668	(6,390)	0	0	(13,710)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through March 31, 2013 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2012 through March 31, 2013 and Ordinary losses realized during the period January 1, 2013 through March 31, 2013, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2013, the Funds had accumulated capital losses expiring in the following years (amounts in thousands).

The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)
	03/31/2014	03/31/2015	03/31/2016	03/31/2017	03/31/2018	03/31/2019
PIMCO All Asset Fund	$0	$0	$0	$0	$1,375,620	$0
PIMCO All Asset All Authority Fund	0	0	0	0	0	0
PIMCO RealRetirement® 2015 Fund	0	0	0	0	0	0
PIMCO RealRetirement® 2020 Fund	0	0	0	0	0	0
PIMCO RealRetirement® 2025 Fund	0	0	0	0	0	0

142	PIMCO ASSET ALLOCATION FUNDS

March 31, 2013

	Expiration of Accumulated Capital Losses (amounts in thousands)
	03/31/2014	03/31/2015	03/31/2016	03/31/2017	03/31/2018	03/31/2019
PIMCO RealRetirement® 2030 Fund	$0	$0	$0	$0	$0	$0
PIMCO RealRetirement® 2035 Fund	0	0	0	0	0	0
PIMCO RealRetirement® 2040 Fund	0	0	0	0	0	0
PIMCO RealRetirement® 2045 Fund	0	0	0	0	0	0
PIMCO RealRetirement® 2050 Fund	0	0	0	0	82	0
PIMCO RealRetirement® Income and Distribution Fund	0	0	0	0	0	0
PIMCO Global Multi-Asset Fund	0	0	0	0	0	0

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2013, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO All Asset Fund	$0	$0
PIMCO All Asset All Authority Fund	56,313	0
PIMCO RealRetirement® 2015 Fund	0	0
PIMCO RealRetirement® 2020 Fund	208	0
PIMCO RealRetirement® 2025 Fund	0	0
PIMCO RealRetirement® 2030 Fund	427	0
PIMCO RealRetirement® 2035 Fund	0	0
PIMCO RealRetirement® 2040 Fund	484	0
PIMCO RealRetirement® 2045 Fund	0	0
PIMCO RealRetirement® 2050 Fund	226	26
PIMCO RealRetirement® Income and Distribution Fund	144	0
PIMCO Global Multi-Asset Fund	0	0

As of March 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO All Asset Fund	$32,909,318	$1,410,253	$(121,111)	$1,289,142
PIMCO All Asset All Authority Fund	45,876,360	1,098,647	(761,699)	336,948
PIMCO RealRetirement® 2015 Fund	46,669	1,195	(89)	1,107
PIMCO RealRetirement® 2020 Fund	85,560	2,775	(278)	2,498
PIMCO RealRetirement® 2025 Fund	66,399	2,564	(163)	2,401
PIMCO RealRetirement® 2030 Fund	88,129	4,092	(369)	3,722
PIMCO RealRetirement® 2035 Fund	56,732	3,186	(335)	2,850
PIMCO RealRetirement® 2040 Fund	72,831	4,383	(598)	3,785
PIMCO RealRetirement® 2045 Fund	32,407	1,987	(410)	1,577
PIMCO RealRetirement® 2050 Fund	47,258	2,446	(420)	2,026
PIMCO RealRetirement® Income and Distribution Fund	57,711	1,443	(156)	1,287
PIMCO Global Multi-Asset Fund	6,332,477	190,504	(96,720)	93,784

(6)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals and treasury inflation-protected securities deflationary adjustments for federal income tax purposes.

ANNUAL REPORT	MARCH 31, 2013	143

Notes to Financial Statements (Cont.)

March 31, 2013

For the fiscal years ended March 31, 2013 and March 31, 2012, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2013				March 31, 2012
	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO All Asset Fund	$0	$1,668,355	$0	$0	$0	$1,710,217	$0	$0
PIMCO All Asset All Authority Fund	0	1,528,561	0	0	0	1,162,957	4	0
PIMCO RealRetirement® 2015 Fund	0	1,466	133	0	0	312	0	0
PIMCO RealRetirement® 2020 Fund	0	3,101	0	374	0	1,082	134	0
PIMCO RealRetirement® 2025 Fund	0	2,214	167	119	0	496	0	0
PIMCO RealRetirement® 2030 Fund	0	3,148	0	534	0	874	52	0
PIMCO RealRetirement® 2035 Fund	0	2,190	56	203	0	432	0	0
PIMCO RealRetirement® 2040 Fund	0	3,311	0	500	0	989	50	0
PIMCO RealRetirement® 2045 Fund	0	1,404	159	0	0	0	0	0
PIMCO RealRetirement® 2050 Fund	0	2,082	0	255	0	561	0	0
PIMCO RealRetirement® Income and Distribution Fund	0	1,909	0	34	0	647	133	0
PIMCO Global Multi-Asset Fund	0	109,849	34,160	0	0	282,942	27,118	0

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Funds’ financial statements.

144	PIMCO ASSET ALLOCATION FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2020 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2030 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO RealRetirement® 2040 Fund, PIMCO RealRetirement® 2045 Fund, PIMCO RealRetirement® 2050 Fund, PIMCO RealRetirement® Income and Distribution Fund and PIMCO Global Multi-Asset Fund (twelve series of PIMCO Funds, hereinafter referred to as the “Funds”) at March 31, 2013, the results of each of their operations and the changes in each of their net assets, the cash flows for PIMCO All Asset All Authority Fund and the financial highlights of the Funds for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements (consolidated financial statements for PIMCO Global Multi-Asset Fund) and financial highlights (hereinafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2013

ANNUAL REPORT	MARCH 31, 2013	145

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOS	Banc of America Securities LLC	FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.
BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	MSX	Morgan Stanley Capital Group, Inc.
BOM	Bank of Montreal	DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.
BSN	Bank of Nova Scotia	DEU	Deutsche Bank Securities, Inc.	RBS	RBS Securities, Inc.
BRC	Barclays Bank PLC	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BCY	Barclays Capital, Inc.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
CBA	Commonwealth Bank of Australia	JPS	JPMorgan Securities, Inc.	WST	Westpac Banking Corp.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	IDR	Indonesian Rupiah	RUB	Russian Ruble
CAD	Canadian Dollar	ILS	Israeli Shekel	SEK	Swedish Krona
CHF	Swiss Franc	INR	Indian Rupee	SGD	Singapore Dollar
CLP	Chilean Peso	MXN	Mexican Peso	THB	Thai Baht
CNY	Chinese Renminbi	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD	United States Dollar
EUR	Euro

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	FRCPXTOB	France Consumer Price ex-Tobacco Index
CMBX	Commercial Mortgage-Backed Index

Municipal Bond or Agency Abbreviations:
ST	State

Other Abbreviations:
ABS	Asset-Backed Security	CBO	Collateralized Bond Obligation	MSCI	Morgan Stanley Capital International
ADR	American Depositary Receipt	CDI	Brazil Interbank Deposit Rate	oz.	Ounce
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	SPDR	Standard & Poor’s Depository Receipts
BABs	Build America Bonds	ETN	Exchange Traded Notes	WTI	West Texas Intermediate
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	YOY	Year-Over-Year
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate

146	PIMCO ASSET ALLOCATION FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2013 are considered to be derived from “qualified interest income”, as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2013 are considered to be derived from “qualified short-term capital gain”, as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO All Asset Fund	0.69%	1.04%	$1,084,048	$0
PIMCO All Asset All Authority Fund	0.80%	1.11%	1,207,235	0
PIMCO RealRetirement® 2015 Fund	1.08%	3.24%	1,599	0
PIMCO RealRetirement® 2020 Fund	1.18%	3.58%	3,214	0
PIMCO RealRetirement® 2025 Fund	1.18%	3.58%	2,037	0
PIMCO RealRetirement® 2030 Fund	1.10%	3.39%	2,738	0
PIMCO RealRetirement® 2035 Fund	1.03%	3.07%	1,728	0
PIMCO RealRetirement® 2040 Fund	0.96%	2.83%	2,514	0
PIMCO RealRetirement® 2045 Fund	0.95%	2.88%	1,008	0
PIMCO RealRetirement® 2050 Fund	0.97%	2.91%	1,493	0
PIMCO RealRetirement® Income and Distribution Fund	1.04%	3.03%	1,943	0
PIMCO Global Multi-Asset Fund	4.67%	13.29%	8,324	0

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2014, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2013.

ANNUAL REPORT	MARCH 31, 2013	147

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	167	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	167	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	167	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Adviser (primarily to manufacturing companies).	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

148	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	MARCH 31, 2013	149

Privacy Policy

(Unaudited)

The Funds1,2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any investment fund managed by the Adviser in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

150	PIMCO ASSET ALLOCATION FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF3001AR_033113

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2013

Credit Bond Funds

PIMCO Convertible Fund

PIMCO Credit Absolute Return Fund

PIMCO Diversified Income Fund

PIMCO Floating Income Fund

PIMCO High Yield Fund

PIMCO High Yield Spectrum Fund

PIMCO Income Fund

PIMCO Long-Term Credit Fund

PIMCO Senior Floating Rate Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		15
Benchmark Descriptions		17
Financial Highlights		20
Statements of Assets and Liabilities		30
Statements of Operations		34
Statements of Changes in Net Assets		36
Statement of Cash Flows		38
Notes to Financial Statements		171
Report of Independent Registered Public Accounting Firm		193
Glossary		194
Federal Income Tax Information		195
Management of the Trust		196
Privacy Policy		198

Fund	Fund Summary	Schedule of Investments

PIMCO Convertible Fund	6	39
PIMCO Credit Absolute Return Fund	7	46
PIMCO Diversified Income Fund	8	56
PIMCO Floating Income Fund	9	78
PIMCO High Yield Fund	10	97
PIMCO High Yield Spectrum Fund	11	110
PIMCO Income Fund	12	121
PIMCO Long-Term Credit Fund	13	146
PIMCO Senior Floating Rate Fund	14	164

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived safe assets1 (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum. The availability of “easy money” and asset purchases, derived from central bank quantitative easing policies and near-zero interest rates, helped to inflate most risk assets by encouraging greater risk taking as investors searched for higher returns and yields. Equity indices in the U.S. rallied and reached new highs, while yields on U.S. Treasuries and most developed market sovereign bonds remained low. Signs of an improving U.S. housing market and positive U.S. economic data also contributed to increased investor risk appetite, despite a period marked by ongoing geopolitical uncertainty and growing concerns about global economic growth. In particular, the unresolved banking crisis in Cyprus (and potentially more broadly across peripheral European countries), the continuing social unrest in the Middle East, and the unsettling situation with North Korea kept investors on edge.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, or QE3, expanding the Fed’s purchases beyond U.S. Treasuries to Agency mortgage-backed securities. In addition, the Fed announced that it would tie forward policy guidance to unemployment and inflation targets as well as maintain its $85 billion monthly asset purchase program. The U.S. Congress largely averted going over the fiscal cliff at year-end by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to its failure to reach a deal on the sequestration.

Within Europe, the imperfect rescue of the Cypriot financial system set new precedents on the eurozone’s four year old debt crisis, by forcing losses on uninsured Cypriot bank depositors and undermining public confidence in financial institutions. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s debt buyback (financed by its European partners) and confidence that other eurozone members were committed to keeping Greece within the union. Furthermore, the European Central Bank (“ECB”) and other major European central banks reiterated their commitment to keep interest rates low for as long as necessary to help facilitate implementation of structural economic reforms in the region.

Included below are highlights of the financial markets during our twelve-month reporting period:

■

U.S. Treasury yields ended the period lower, with prices on these securities therefore higher. The yield on the benchmark ten-year U.S. Treasury note was 1.85%, or 0.36% lower than on March 31, 2012, but above its record low of 1.39% in July 2012. The Fed kept the Federal Funds Rate anchored within a range of zero to 0.25%. The Bank of England held its key lending rate at 0.50% and the ECB maintained its main policy rate at 0.75% during the reporting period, but lowered the rate to 0.50% in early May. The Bank of Japan announced an expanded monetary stimulus policy that includes plans for direct purchases of Japanese government bonds. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.77% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 5.68%, as represented by the Barclays U.S. TIPS Index, outperforming nominal U.S. Treasuries. Lower real yields, which declined across the maturity spectrum on the back of continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields and a proxy for inflation expectations) widened as the market priced in higher longer-term inflation given the Fed’s expanded scope of accommodative monetary policies. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 3.03%.

[1]	All investments contain risk and may lose value.

2	PIMCO CREDIT BOND FUNDS

■

Agency mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries generally due to positive economic data in the U.S. and investor concern that the Fed might curtail its purchases of Agency MBS sooner than anticipated. While the mortgage sector as a whole underperformed, volatility in relative valuations between coupons remained as higher coupons benefited from positive supply technicals (or ongoing demand but no new issuance) and demand for lower duration assets. Non-Agency MBS, however, outperformed U.S. Treasuries amid investor appetite for higher yielding assets, limited new issue supply, and growing optimism regarding the recovery in the U.S. housing market. Commercial MBS (“CMBS”) also outperformed U.S. Treasuries, with lower credit quality securities exhibiting the strongest performance.

■

The investment grade and high yield corporate bond sectors outperformed like-duration U.S. Treasuries, driven by improving U.S. corporate growth prospects and investors’ search for yield. The financial sector, in particular, outperformed due to generally strong earnings and continued strengthening in corporate balance sheets.

■

Municipal bonds, both tax-exempt and taxable Build America Bonds, posted positive absolute returns as yields moved lower across the municipal yield curve. Select lower quality municipal sectors outperformed higher quality sectors as investors looked for yield by extending out the yield curve and down the credit spectrum.

■

Emerging market (“EM”) fixed income assets outperformed U.S. Treasuries as improved risk sentiment and global central bank quantitative easing policies reduced credit spreads and drove interest rates lower, fueling gains in both external and local EM bonds.

■

U.S. equities, as measured by the S&P 500 Index, returned 13.96% as investors embraced riskier assets in their search for higher returns. Global equities, as represented by the MSCI World Index, returned 11.85% despite concern over the Cypriot banking crisis and potential contagion to other peripheral eurozone countries. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 1.95%, underperforming developed market equities largely due to weaker EM corporate earnings.

On the following pages of this PIMCO Funds Annual Report, please find specific details of each Fund’s investment performance and a discussion of factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 22, 2013

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2013	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: senior debt risk, interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sale risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

On each individual Fund Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the fifth year (or sixth year for certain Funds). As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

4	PIMCO CREDIT BOND FUNDS

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO Convertible Fund	03/31/99	03/31/99	11/19/10	08/01/00	05/02/11	05/31/11	—	05/31/11	—
PIMCO Credit Absolute Return Fund	08/31/11	08/31/11	08/31/11	—	08/31/11	08/31/11	—	08/31/11	08/31/11
PIMCO Diversified Income Fund	07/31/03	07/31/03	04/30/08	10/29/04	07/31/03	07/31/03	07/31/03	07/31/03	—
PIMCO Floating Income Fund	07/30/04	07/30/04	04/30/08	12/31/05	07/30/04	07/30/04	—	09/30/04	—
PIMCO High Yield Fund	12/15/92	12/15/92	04/30/08	01/16/95	04/08/98	01/13/97	01/13/97	01/13/97	12/31/02
PIMCO High Yield Spectrum Fund	09/15/10	09/15/10	09/15/10	—	09/15/10	09/15/10	—	09/15/10	—
PIMCO Income Fund	03/30/07	03/30/07	04/30/08	03/30/07	03/30/07	03/30/07	—	03/30/07	03/30/07
PIMCO Long-Term Credit Fund	03/31/09	03/31/09	02/29/12	—	—	—	—	—	—
PIMCO Senior Floating Rate Fund	04/29/11	04/29/11	04/29/11	—	04/29/11	04/29/11	—	04/29/11	04/29/11

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2013	5

PIMCO Convertible Fund

Institutional Class - PFCIX	Class D - PCVDX
Class P - PCVPX	Class A - PACNX
Administrative Class - PFCAX	Class C - PCCNX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

Convertible Bonds & Notes	56.3%
U.S. Treasury Obligations	20.3%
Convertible Preferred Securities	14.7%
Common Stocks	4.8%
Short-Term Instruments	2.2%
Other	1.7%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	10 Years	Fund Inception (03/31/99)
PIMCO Convertible Fund Institutional Class	6.17%	5.95%	8.15%	6.70%
PIMCO Convertible Fund Class P	6.02%	5.84%	8.04%	6.59%
PIMCO Convertible Fund Administrative Class	5.92%	5.69%	7.87%	6.42%
PIMCO Convertible Fund Class D	5.68%	5.53%	7.72%	6.27%
PIMCO Convertible Fund Class A	5.71%	5.54%	7.72%	6.28%
PIMCO Convertible Fund Class A (adjusted)	-0.13%	4.35%	7.11%	5.85%
PIMCO Convertible Fund Class C	4.92%	4.73%	6.91%	5.48%
PIMCO Convertible Fund Class C (adjusted)	3.92%	4.73%	6.91%	5.48%
BofA Merrill Lynch All Convertibles Index	12.22%	6.82%	7.78%	6.02%
Lipper Convertible Securities Funds Average	8.83%	5.00%	7.46%	6.45%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.68% for Institutional Class shares, 0.78% for Class P shares, 0.93% for Administrative Class shares, 1.08% for Class D shares, 1.08% for Class A shares, and 1.83% for Class C shares.

Portfolio Insights

»

The PIMCO Convertible Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of convertible securities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Convertible securities, which are issued by companies of all sizes and market capitalizations, include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of smaller companies. In addition, the Fund may invest in common stock or in other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An underweight to equity market beta (or the measure of sensitivity of convertible bond prices to changes in the underlying equity prices) detracted from performance as equity markets rallied during the reporting period.

»	An overweight to the technology sector detracted from performance as the sector underperformed over the reporting period.

»	An overweight to financials contributed to returns as financials outperformed the Fund’s benchmark index over the reporting period.

»	An underweight to select industrial subsectors slightly detracted from performance as these sectors outperformed the broader convertible market during the reporting period.

»	An overweight to the basic materials sector detracted from performance as the sector lagged the broader convertible market during the reporting period.

»	An overweight to the utility sector benefited relative performance as the sector outperformed the broader convertible market during the reporting period.

6	PIMCO CREDIT BOND FUNDS

PIMCO Credit Absolute Return Fund

Institutional Class - PCARX	Class A - PZCRX
Class P - PPCRX	Class C - PCCRX
Class D - PDCRX	Class R - PRCRX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

Corporate Bonds & Notes	31.8%
Short-Term Instruments	30.1%
Bank Loan Obligations	16.1%
U.S. Treasury Obligations	8.5%
Sovereign Issues	4.8%
Other	8.7%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	Fund Inception (08/31/11)
PIMCO Credit Absolute Return Fund Institutional Class	8.56%	6.75%
PIMCO Credit Absolute Return Fund Class P	8.36%	6.65%
PIMCO Credit Absolute Return Fund Class D	8.11%	6.38%
PIMCO Credit Absolute Return Fund Class A	8.17%	6.37%
PIMCO Credit Absolute Return Fund Class A (adjusted)	4.15%	3.83%
PIMCO Credit Absolute Return Fund Class C	7.31%	5.53%
PIMCO Credit Absolute Return Fund Class C (adjusted)	6.31%	5.53%
PIMCO Credit Absolute Return Fund Class R	7.80%	6.07%
3 Month USD LIBOR Index	0.40%	0.42%
Lipper Absolute Return Funds Average	3.53%	3.62%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.90% for Institutional Class shares, 1.00% for Class P shares, 1.30% for Class D shares, 1.30% for Class A shares, 2.05% for Class C shares, and 1.55% for Class R shares.

Portfolio Insights

»

The PIMCO Credit Absolute Return Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities, bank loans and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Security selection, industry and sector allocation, and management of market risk within and across credit and corporate markets are expected to be the main drivers of returns over time.

»	An allocation to the pipelines sector was positive for performance as the sector posted positive absolute returns during the reporting period.

»	An allocation to the building materials sector was positive for performance as the sector posted positive absolute returns during the reporting period.

»	An allocation to the gaming sector was positive for performance as the sector posted positive absolute returns during the reporting period.

»	An allocation to the forestry/paper sector was positive for performance as the sector posted positive absolute returns during the reporting period.

»	Short exposure to retailers detracted from performance as these issuers posted positive absolute returns during the reporting period.

»	Short exposure to the aerospace/defense sector detracted from performance as these issuers posted positive absolute returns during the reporting period.

ANNUAL REPORT	MARCH 31, 2013	7

PIMCO Diversified Income Fund

Institutional Class - PDIIX	Class A - PDVAX
Class P - PDVPX	Class B - PDVBX
Administrative Class - PDAAX	Class C - PDICX
Class D - PDVDX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

Corporate Bonds & Notes	59.3%
Sovereign Issues	14.7%
Short-Term Instruments	5.8%
Bank Loan Obligations	5.0%
Mortgage-Backed Securities	4.3%
Other	10.9%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	Fund Inception (07/31/03)
PIMCO Diversified Income Fund Institutional Class	10.62%	9.44%	8.68%
PIMCO Diversified Income Fund Class P	10.51%	9.33%	8.57%
PIMCO Diversified Income Fund Administrative Class	10.34%	9.17%	8.41%
PIMCO Diversified Income Fund Class D	10.18%	9.01%	8.23%
PIMCO Diversified Income Fund Class A	10.18%	9.01%	8.24%
PIMCO Diversified Income Fund Class A (adjusted)	6.05%	8.18%	7.81%
PIMCO Diversified Income Fund Class B	9.36%	8.20%	7.58%
PIMCO Diversified Income Fund Class B (adjusted)	5.86%	8.12%	7.58%
PIMCO Diversified Income Fund Class C	9.36%	8.20%	7.44%
PIMCO Diversified Income Fund Class C (adjusted)	8.36%	8.20%	7.44%
Barclays Global Credit Hedged USD Index	8.39%	7.31%	6.10%
1/3 each-Barclays Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd	10.46%	9.24%	8.27%
Lipper Multi-Sector Income Funds Average	8.29%	7.02%	6.78%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.75% for Institutional Class shares, 0.85% for Class P shares, 1.00% for Administrative Class shares, 1.15% for Class D shares, 1.15% for Class A shares, 1.90% for Class B shares, and 1.90% for Class C shares.

Portfolio Insights

»

The PIMCO Diversified Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An underweight to emerging market (“EM”) spread duration (or sensitivity to changes in credit spreads) detracted from performance as EM spreads tightened during the reporting period.

»	An overweight to the financial sector benefited relative performance as the sector outperformed the broader credit sector during the reporting period.

»	A tactical allocation to Brazilian local rates benefited relative performance as rates in Brazil fell during the reporting period.

»	Tactical exposure to the Brazilian real in the first quarter of 2013 benefited performance as the Brazilian real strengthened against the U.S. dollar during the reporting period.

»	Exposure to non-Agency mortgages benefited performance as signs of improvement in the housing sector positively drove prices on non-Agency mortgages.

8	PIMCO CREDIT BOND FUNDS

PIMCO Floating Income Fund

Institutional Class - PFIIX	Class D - PFIDX
Class P - PFTPX	Class A - PFIAX
Administrative Class - PFTAX	Class C - PFNCX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

Corporate Bonds & Notes	62.6%
Sovereign Issues	12.5%
Short-Term Instruments	8.8%
Bank Loan Obligations	5.9%
Mortgage-Backed Securities	4.1%
Other	6.1%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	Fund Inception (07/30/04)
PIMCO Floating Income Fund Institutional Class	7.84%	4.84%	4.14%
PIMCO Floating Income Fund Class P	7.73%	4.73%	4.03%
PIMCO Floating Income Fund Administrative Class	7.58%	4.58%	3.88%
PIMCO Floating Income Fund Class D	7.41%	4.42%	3.72%
PIMCO Floating Income Fund Class A	7.41%	4.42%	3.72%
PIMCO Floating Income Fund Class A (adjusted)	4.99%	3.94%	3.45%
PIMCO Floating Income Fund Class C	7.09%	4.11%	3.40%
PIMCO Floating Income Fund Class C (adjusted)	6.09%	4.11%	3.40%
3 Month USD LIBOR Index	0.40%	0.88%	2.34%	*
Blend of the following three indices at constant .25 year duration: 1/3 each-Barclays Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd	7.55%	3.53%	2.72%	*
Lipper Multi-Sector Income Funds Average	8.29%	7.02%	6.38%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 07/31/2004.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.55% for Institutional Class shares, 0.65% for Class P shares, 0.80% for Administrative Class shares, 0.95% for Class D shares, 0.95% for Class A shares, and 1.25% for Class C shares.

Portfolio Insights

»

The PIMCO Floating Income Fund seeks maximum current yield, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments that effectively enable the Fund to achieve a floating rate of income, including, but not limited to, variable and floating-rate Fixed Income Instruments, Fixed Income Instruments with durations of less than or equal to one year, and fixed-rate Fixed Income Instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments, each of which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An underweight to emerging market (“EM”) spread duration (or sensitivity to changes in credit spreads) detracted from performance as EM spreads tightened during the reporting period.

»	A tactical exposure to European Union duration (or sensitivity to changes in market interest rates) benefited performance as European Union interest rates fell during the reporting period.

»	An overweight to the financial sector benefited relative performance as the sector outperformed the broader credit sector during the reporting period.

»	A tactical allocation to Brazilian local rates benefited relative performance as rates in Brazil fell during the reporting period.

»	Tactical exposure to the Brazilian real in the first quarter of 2013 benefited performance as the Brazilian real strengthened against the U.S. dollar during the reporting period.

»	Exposure to non-Agency mortgages benefited performance as signs of improvement in the housing sector positively drove prices on non-Agency mortgages.

ANNUAL REPORT	MARCH 31, 2013	9

PIMCO High Yield Fund

Institutional Class - PHIYX	Class A - PHDAX
Class P - PHLPX	Class B - PHDBX
Administrative Class - PHYAX	Class C - PHDCX
Class D - PHYDX	Class R - PHYRX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

Corporate Bonds & Notes	86.7%
Short-Term Instruments	8.5%
Bank Loan Obligations	3.1%
Sovereign Issues	0.5%
Mortgage-Backed Securities	0.5%
Other	0.7%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	10 Years	Fund Inception (12/15/92)
PIMCO High Yield Fund Institutional Class	11.42%	9.25%	8.72%	8.46%
PIMCO High Yield Fund Class P	11.31%	9.13%	8.61%	8.34%
PIMCO High Yield Fund Administrative Class	11.14%	8.98%	8.45%	8.19%
PIMCO High Yield Fund Class D	11.03%	8.87%	8.31%	8.04%
PIMCO High Yield Fund Class A	11.03%	8.87%	8.31%	8.05%
PIMCO High Yield Fund Class A (adjusted)	6.87%	8.04%	7.90%	7.80%
PIMCO High Yield Fund Class B	10.21%	8.06%	7.75%	7.77%
PIMCO High Yield Fund Class B (adjusted)	6.71%	7.98%	7.75%	7.77%
PIMCO High Yield Fund Class C	10.21%	8.06%	7.51%	7.25%
PIMCO High Yield Fund Class C (adjusted)	9.21%	8.06%	7.51%	7.25%
PIMCO High Yield Fund Class R	10.76%	8.60%	8.04%	7.77%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index	12.36%	10.10%	8.96%	7.95%	*
Lipper High Yield Funds Average	11.80%	9.39%	8.60%	7.04%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 12/31/1992.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.55% for Institutional Class shares, 0.65% for Class P shares, 0.80% for Administrative Class shares, 0.90% for Class D shares, 0.90% for Class A shares, 1.65% for Class B shares, 1.65% for Class C shares, and 1.15% for Class R shares.

Portfolio Insights

»

The PIMCO High Yield Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The PIMCO High Yield Fund may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	In general, the Fund’s performance benefited from exposure to European issuers where returns were significantly stronger than their U.S. counterparts.

»	An underweight to the banking sector, which was among the top-performing industry categories over the reporting period, detracted from relative returns.

»	Security selection in the auto sector, where higher-rated issuers underperformed mid-to-low rated bonds, detracted from performance.

»

An underweight to the telecom sector detracted from relative returns as the broader category outperformed the general high yield bond market during the reporting period. However, security selection in the telecom sector, such as wireless providers, benefited performance as wireless providers significantly outperformed fixed-line and integrated telecom companies.

»	An underweight to retailers added to relative performance as the sector underperformed the general high yield bond market during the reporting period.

10	PIMCO CREDIT BOND FUNDS

PIMCO High Yield Spectrum Fund

Institutional Class - PHSIX	Class A - PHSAX
Class P - PHSPX	Class C - PHSCX
Class D - PHSDX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

Corporate Bonds & Notes	91.6%
Short-Term Instruments	6.7%
Bank Loan Obligations	1.5%
Preferred Securities	0.2%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	Fund Inception (09/15/10)
PIMCO High Yield Spectrum Fund Institutional Class	14.29%	11.58%
PIMCO High Yield Spectrum Fund Class P	14.18%	11.47%
PIMCO High Yield Spectrum Fund Class D	13.90%	11.19%
PIMCO High Yield Spectrum Fund Class A	13.90%	11.19%
PIMCO High Yield Spectrum Fund Class A (adjusted)	9.66%	9.53%
PIMCO High Yield Spectrum Fund Class C	13.05%	10.36%
PIMCO High Yield Spectrum Fund Class C (adjusted)	12.05%	10.36%
BofA Merrill Lynch Global High Yield Constrained (USD Hedged) Index	13.99%	10.94%
Lipper High Yield Funds Average	11.80%	9.50%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 09/30/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.60% for Institutional Class shares, 0.70% for Class P shares, 0.95% for Class D shares, 0.95% for Class A shares, and 1.70% for Class C shares.

Portfolio Insights

»

The PIMCO High Yield Spectrum Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by convertibles, warrants, forwards, or derivatives such as swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

»	In general, the Fund’s performance benefited from exposure to European issuers where returns were significantly stronger than their U.S. counterparts.

»	An underweight to the banking sector, which was among the top-performing industry categories over the reporting period, detracted from relative returns.

»	Security selection in the auto sector, where higher-rated issuers underperformed mid-to-low rated bonds, detracted from performance.

»

An underweight to the telecom sector detracted from relative returns as the broader category outperformed the general high yield bond market during the reporting period. However, security selection in the telecom sector, such as wireless providers, benefited performance as wireless providers significantly outperformed fixed-line and integrated telecom companies.

ANNUAL REPORT	MARCH 31, 2013	11

PIMCO Income Fund

Institutional Class - PIMIX	Class A - PONAX
Class P - PONPX	Class C - PONCX
Administrative Class - PIINX	Class R - PONRX
Class D - PONDX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

Mortgage-Backed Securities	28.6%
Asset-Backed Securities	17.5%
U.S. Government Agencies	16.9%
Corporate Bonds & Notes	16.7%
Short-Term Instruments	14.0%
Bank Loan Obligations	5.8%
Other	0.5%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	Fund Inception (03/30/07)
PIMCO Income Fund Institutional Class	19.27%	12.67%	11.37%
PIMCO Income Fund Class P	19.17%	12.57%	11.26%
PIMCO Income Fund Administrative Class	19.02%	12.40%	11.10%
PIMCO Income Fund Class D	18.97%	12.35%	11.05%
PIMCO Income Fund Class A	18.83%	12.19%	10.89%
PIMCO Income Fund Class A (adjusted)	14.36%	11.33%	10.19%
PIMCO Income Fund Class C	18.10%	11.39%	10.09%
PIMCO Income Fund Class C (adjusted)	17.10%	11.39%	10.09%
PIMCO Income Fund Class R	18.58%	11.92%	10.63%
Barclays U.S. Aggregate Index	3.77%	5.47%	5.83%	*
Lipper Multi-Sector Income Funds Average	8.29%	7.02%	6.19%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 03/31/2007.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.61% for Institutional Class shares, 0.71% for Class P shares, 0.86% for Administrative Class shares, 0.91% for Class D shares, 1.01% for Class A shares, 1.76% for Class C shares, and 1.26% for Class R shares.

Portfolio Insights

»

The PIMCO Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An underweight to duration (or sensitivity to changes in market interest rates) detracted from performance relative to the Fund’s benchmark index as interest rates fell during the reporting period.

»	An allocation to investment grade corporates benefited performance as these securities outperformed U.S. Treasuries over the reporting period.

»	An overweight to emerging markets external debt benefited performance as emerging market debt outperformed U.S. Treasuries over the reporting period.

»	An allocation to the high yield sector benefited performance relative to the Fund’s benchmark index as the sector outperformed U.S. Treasuries over the reporting period.

»	Exposure to non-Agency mortgage-backed securities benefited performance relative to the Fund’s benchmark index as the sector outperformed U.S. Treasuries over the reporting period.

12	PIMCO CREDIT BOND FUNDS

PIMCO Long-Term Credit Fund

Institutional Class - PTCIX
Class P - PLCPX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

Corporate Bonds & Notes	63.6%
U.S. Treasury Obligations	18.2%
Municipal Bonds & Notes	5.5%
Sovereign Issues	5.2%
Short-Term Instruments	3.0%
Other	4.5%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	Fund Inception (03/31/09)
PIMCO Long-Term Credit Fund Institutional Class	15.85%	17.49%
PIMCO Long-Term Credit Fund Class P	15.75%	17.38%
Barclays U.S. Long Credit Index	9.83%	15.84%
Lipper General Bond Funds Average	7.97%	9.25%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.55% for Institutional Class shares and 0.65% for Class P shares.

Portfolio Insights

»

The PIMCO Long-Term Credit Fund seeks total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

Duration (or sensitivity to changes in market interest rates) and yield curve positioning were net positive for performance. An underweight to U.S. duration during the last two quarters of the reporting was positive for performance, offsetting the negative impact from an underweight to U.S. duration during the first two quarters of the reporting period. Tactical allocations to U.K., European and Australian duration were positive for performance, in aggregate. Yield curve positions designed to benefit from the steepening of the U.S., U.K. and European yield curves were negative for performance.

»	An overweight to the banking sector was positive for performance as the sector outperformed the broader credit market during the reporting period.

»	An overweight to the pipelines sector was positive for performance as the sector outperformed the broader credit market during the reporting period.

»	An overweight to paper companies was positive for performance as the sector outperformed the broader credit market during the reporting period.

»	An overweight to integrated oil companies detracted from performance as the sector underperformed the broader credit market during the reporting period.

»	An overweight to the metals and mining sector detracted from performance as the sector underperformed the broader credit market during the reporting period.

»	An underweight to the technology sector was positive for performance as the sector underperformed the broader credit market during the reporting period.

ANNUAL REPORT	MARCH 31, 2013	13

PIMCO Senior Floating Rate Fund

Institutional Class - PSRIX	Class A - PSRZX
Class P - PSRPX	Class C - PSRWX
Class D - PSRDX	Class R - PSRRX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

Bank Loan Obligations	81.5%
Short-Term Instruments	12.5%
Corporate Bonds & Notes	5.9%
Mortgage-Backed Securities	0.1%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	Fund Inception (04/29/11)
PIMCO Senior Floating Rate Fund Institutional Class	7.00%	5.25%
PIMCO Senior Floating Rate Fund Class P	6.89%	5.15%
PIMCO Senior Floating Rate Fund Class D	6.68%	4.94%
PIMCO Senior Floating Rate Fund Class A	6.67%	4.94%
PIMCO Senior Floating Rate Fund Class A (adjusted)	2.68%	2.88%
PIMCO Senior Floating Rate Fund Class C	5.88%	4.19%
PIMCO Senior Floating Rate Fund Class C (adjusted)	4.88%	4.19%
PIMCO Senior Floating Rate Fund Class R	6.42%	4.68%
Credit Suisse Institutional Leveraged Loan Index	7.56%	5.48%	*
Lipper Loan Participation Funds Average	7.51%	5.07%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.80% for Institutional Class shares, 0.90% for Class P shares, 1.10% for Class D shares, 1.10% for Class A shares, 1.85% for Class C shares, and 1.35% for Class R shares.

Portfolio Insights

»

The PIMCO Senior Floating Rate Fund seeks a high level of current income, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of floating or adjustable rate senior secured loans, senior corporate debt and other senior Fixed Income Instruments that effectively enable the Fund to achieve a floating rate of income. “Fixed Income Instruments” include bank loans, bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. entities.

»	An underweight to the media/telecom sector benefited performance as the sector underperformed the broader loan market during the reporting period.

»	An underweight to the technology sector benefited performance as the sector underperformed the broader loan market during the reporting period.

»	An overweight to the aerospace sector benefited the performance as the sector outperformed the broader loan market during the reporting period.

»	An underweight to the utilities sector detracted from performance as the sector outperformed the broader loan market during the reporting period.

»	An overweight to the energy sector detracted from performance as the sector underperformed the broader loan market during the reporting period.

14	PIMCO CREDIT BOND FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2012 to March 31, 2013 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Convertible Fund
Institutional Class	$1,000.00	$1,065.80	$3.91	$1,000.00	$1,021.14	$3.83	0.76%
Class P	1,000.00	1,065.50	4.43	1,000.00	1,020.64	4.33	0.86
Administrative Class	1,000.00	1,063.50	5.20	1,000.00	1,019.90	5.09	1.01
Class D	1,000.00	1,063.30	5.97	1,000.00	1,019.15	5.84	1.16
Class A	1,000.00	1,063.30	5.97	1,000.00	1,019.15	5.84	1.16
Class C	1,000.00	1,059.30	9.81	1,000.00	1,015.41	9.60	1.91
PIMCO Credit Absolute Return Fund
Institutional Class	$1,000.00	$1,040.10	$4.58	$1,000.00	$1,020.44	$4.53	0.90%
Class P	1,000.00	1,039.40	5.08	1,000.00	1,019.95	5.04	1.00
Class D	1,000.00	1,038.10	6.61	1,000.00	1,018.45	6.54	1.30
Class A	1,000.00	1,038.20	6.61	1,000.00	1,018.45	6.54	1.30
Class C	1,000.00	1,034.30	10.40	1,000.00	1,014.71	10.30	2.05
Class R	1,000.00	1,036.50	7.87	1,000.00	1,017.20	7.80	1.55

ANNUAL REPORT	MARCH 31, 2013	15

Expense Examples (Cont.)

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Diversified Income Fund
Institutional Class	$1,000.00	$1,033.60	$3.80	$1,000.00	$1,021.19	$3.78	0.75%
Class P	1,000.00	1,033.10	4.31	1,000.00	1,020.69	4.28	0.85
Administrative Class	1,000.00	1,032.30	5.07	1,000.00	1,019.95	5.04	1.00
Class D	1,000.00	1,031.50	5.82	1,000.00	1,019.20	5.79	1.15
Class A	1,000.00	1,031.50	5.82	1,000.00	1,019.20	5.79	1.15
Class B	1,000.00	1,027.70	9.61	1,000.00	1,015.46	9.55	1.90
Class C	1,000.00	1,027.70	9.61	1,000.00	1,015.46	9.55	1.90
PIMCO Floating Income Fund
Institutional Class	$1,000.00	$1,039.70	$2.80	$1,000.00	$1,022.19	$2.77	0.55%
Class P	1,000.00	1,039.20	3.30	1,000.00	1,021.69	3.28	0.65
Administrative Class	1,000.00	1,038.40	4.07	1,000.00	1,020.94	4.03	0.80
Class D	1,000.00	1,037.60	4.83	1,000.00	1,020.19	4.78	0.95
Class A	1,000.00	1,037.60	4.83	1,000.00	1,020.19	4.78	0.95
Class C	1,000.00	1,036.10	6.35	1,000.00	1,018.70	6.29	1.25
PIMCO High Yield Fund
Institutional Class	$1,000.00	$1,055.00	$2.82	$1,000.00	$1,022.19	$2.77	0.55%
Class P	1,000.00	1,054.40	3.33	1,000.00	1,021.69	3.28	0.65
Administrative Class	1,000.00	1,053.60	4.10	1,000.00	1,020.94	4.03	0.80
Class D	1,000.00	1,053.10	4.61	1,000.00	1,020.44	4.53	0.90
Class A	1,000.00	1,053.10	4.61	1,000.00	1,020.44	4.53	0.90
Class B	1,000.00	1,049.20	8.43	1,000.00	1,016.70	8.30	1.65
Class C	1,000.00	1,049.20	8.43	1,000.00	1,016.70	8.30	1.65
Class R	1,000.00	1,051.80	5.88	1,000.00	1,019.20	5.79	1.15
PIMCO High Yield Spectrum Fund
Institutional Class	$1,000.00	$1,074.00	$3.10	$1,000.00	$1,021.94	$3.02	0.60%
Class P	1,000.00	1,073.40	3.62	1,000.00	1,021.44	3.53	0.70
Class D	1,000.00	1,072.10	4.91	1,000.00	1,020.19	4.78	0.95
Class A	1,000.00	1,072.10	4.91	1,000.00	1,020.19	4.78	0.95
Class C	1,000.00	1,068.10	8.77	1,000.00	1,016.45	8.55	1.70
PIMCO Income Fund
Institutional Class	$1,000.00	$1,068.10	$2.37	$1,000.00	$1,022.64	$2.32	0.46%
Class P	1,000.00	1,067.70	2.89	1,000.00	1,022.14	2.82	0.56
Administrative Class	1,000.00	1,067.00	3.66	1,000.00	1,021.39	3.58	0.71
Class D	1,000.00	1,066.80	3.92	1,000.00	1,021.14	3.83	0.76
Class A	1,000.00	1,066.20	4.43	1,000.00	1,020.64	4.33	0.86
Class C	1,000.00	1,063.00	8.28	1,000.00	1,016.90	8.10	1.61
Class R	1,000.00	1,065.10	5.72	1,000.00	1,019.40	5.59	1.11
PIMCO Long-Term Credit Fund
Institutional Class	$1,000.00	$1,030.40	$2.99	$1,000.00	$1,021.99	$2.97	0.59%
Class P	1,000.00	1,029.90	3.49	1,000.00	1,021.49	3.48	0.69
PIMCO Senior Floating Rate Fund
Institutional Class	$1,000.00	$1,037.00	$4.06	$1,000.00	$1,020.94	$4.03	0.80%
Class P	1,000.00	1,036.50	4.57	1,000.00	1,020.44	4.53	0.90
Class D	1,000.00	1,035.50	5.58	1,000.00	1,019.45	5.54	1.10
Class A	1,000.00	1,035.50	5.58	1,000.00	1,019.45	5.54	1.10
Class C	1,000.00	1,031.60	9.37	1,000.00	1,015.71	9.30	1.85
Class R	1,000.00	1,034.20	6.85	1,000.00	1,018.20	6.79	1.35

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 8 in the Notes to Financial Statements.

16	PIMCO CREDIT BOND FUNDS

Benchmark Descriptions

Benchmark Legal Name	Benchmark Description

1/3 each-Barclays Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd	1/3 each-Barclays Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd: The benchmark is an equally weighted blend of the following three indices: Barclays Global Aggregate-Credit Component Hedged USD, BofA Merrill Lynch Global High Yield, BB-B Rated, Constrained Index, JPMorgan EMBI Global. The Barclays Global Aggregate Index-Credit Component Hedged USD provides a broad-based measure of the global investment-grade fixed income markets. The index does not reflect deduction for fees, expenses or taxes. The BofA Merrill Lynch Global High Yield BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. Dollars, Canadian dollars, sterling, euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is re-balanced on the last calendar day of the month. Prior to September 25th, 2009, the BofA Merrill Lynch Indices were known as the Merrill Lynch Indices. JPMorgan EMBI Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. It is not possible to invest directly in an unmanaged index.

3 Month USD LIBOR Index	3 Month USD LIBOR Index. LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in the U.K. Eurodollar market. It is not possible to invest directly in an unmanaged index.

Barclays Global Credit Hedged USD Index	Barclays Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield). It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Long Credit Index	Barclays U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2013	17

Benchmark Descriptions (Cont.)

Benchmark Legal Name	Benchmark Description

Blend of the following three indices at constant .25 year duration: 1/3 each-Barclays Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd	Blend of the following three indices at constant .25 year duration: 1/3 each-Barclays Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd: The benchmark is an equally weighted blend of the following three indices at constant 0.25 year duration: Barclays Global Aggregate Credit Index, BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Index, JPMorgan EMBI Global; all USD hedged. The Barclays Global Aggregate Credit Index provides a broad-based measure of the global investment-grade fixed income markets. The index does not reflect deduction for fees, expenses or taxes. The BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. Dollars, Canadian dollars, sterling, euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is re-balanced on the last calendar day of the month. JPMorgan EMBI Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. Prior to September 25th, 2009, the BofA Merrill Lynch Indices were known as the Merrill Lynch Indices.

BofA Merrill Lynch All Convertibles Index	BofA Merrill Lynch All Convertibles Index is an unmanaged index market comprised of convertible bonds and preferred securities. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch Global High Yield Constrained (USD Hedged) Index	BofA Merrill Lynch Global High Yield Constrained (USD Hedged) Index contains all securities in The BofA Merrill Lynch Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index	BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

Credit Suisse Institutional Leveraged Loan Index	The Credit Suisse Institutional Leveraged Loan Index is a sub-index of the Credit Suisse Leveraged Loan Index and is designed to more closely reflect the investment criteria of institutional investors by sampling a lower volatility component of the market. The Index is formed by excluding the following facilities from the Credit Suisse Leveraged Loan Index: facility types TL and TLa, facilities priced 90 or lower at the beginning of the month and facilities rated CC, C or Default. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. It is not possible to invest directly in an unmanaged index.

18	PIMCO CREDIT BOND FUNDS

Benchmark Legal Name	Benchmark Description

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2013	19

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Convertible Fund
Institutional Class
03/31/2013	$14.05	$0.29	$0.52	$0.81	$(0.81)	$(0.05)	$0.00	$(0.86)
03/31/2012	14.38	0.31	(0.17)	0.14	(0.38)	(0.09)	0.00	(0.47)
03/31/2011	13.25	0.27	1.75	2.02	(0.89)	0.00	0.00	(0.89)
03/31/2010	8.31	0.73	4.62	5.35	(0.41)	0.00	0.00	(0.41)
03/31/2009	13.07	0.32	(4.83)	(4.51)	(0.25)	0.00	0.00	(0.25)
Class P
03/31/2013	14.05	0.28	0.51	0.79	(0.86)	(0.05)	0.00	(0.91)
03/31/2012	14.37	0.33	(0.20)	0.13	(0.36)	(0.09)	0.00	(0.45)
11/19/2010 - 03/31/2011	13.75	0.05	0.93	0.98	(0.36)	0.00	0.00	(0.36)
Administrative Class
03/31/2013	14.50	0.27	0.54	0.81	(0.81)	(0.05)	0.00	(0.86)
03/31/2012	14.77	0.32	(0.21)	0.11	(0.29)	(0.09)	0.00	(0.38)
03/31/2011	13.57	0.29	1.75	2.04	(0.84)	0.00	0.00	(0.84)
03/31/2010	8.51	0.94	4.53	5.47	(0.41)	0.00	0.00	(0.41)
03/31/2009	13.36	0.31	(4.96)	(4.65)	(0.20)	0.00	0.00	(0.20)
Class D
03/31/2013	14.02	0.24	0.51	0.75	(0.75)	(0.05)	0.00	(0.80)
05/02/2011 - 03/31/2012	14.70	0.22	(0.44)	(0.22)	(0.37)	(0.09)	0.00	(0.46)
Class A
03/31/2013	14.02	0.24	0.51	0.75	(0.79)	(0.05)	0.00	(0.84)
05/31/2011 - 03/31/2012	14.65	0.22	(0.39)	(0.17)	(0.37)	(0.09)	0.00	(0.46)
Class C
03/31/2013	13.99	0.13	0.52	0.65	(0.60)	(0.05)	0.00	(0.65)
05/31/2011 - 03/31/2012	14.65	0.14	(0.41)	(0.27)	(0.30)	(0.09)	0.00	(0.39)

PIMCO Credit Absolute Return Fund
Institutional Class
03/31/2013	$10.11	$0.29	$0.56	$0.85	$(0.24)	$(0.02)	$0.00	$(0.26)
08/31/2011 - 03/31/2012	10.00	0.16	0.05	0.21	(0.10)	0.00	0.00	(0.10)
Class P
03/31/2013	10.11	0.28	0.55	0.83	(0.23)	(0.02)	0.00	(0.25)
08/31/2011 - 03/31/2012	10.00	0.16	0.06	0.22	(0.11)	0.00	0.00	(0.11)
Class D
03/31/2013	10.11	0.25	0.56	0.81	(0.18)	(0.02)	0.00	(0.20)
08/31/2011 - 03/31/2012	10.00	0.14	0.06	0.20	(0.09)	0.00	0.00	(0.09)
Class A
03/31/2013	10.11	0.25	0.56	0.81	(0.15)	(0.02)	0.00	(0.17)
08/31/2011 - 03/31/2012	10.00	0.15	0.04	0.19	(0.08)	0.00	0.00	(0.08)
Class C
03/31/2013	10.08	0.17	0.56	0.73	(0.09)	(0.02)	0.00	(0.11)
08/31/2011 - 03/31/2012	10.00	0.10	0.05	0.15	(0.07)	0.00	0.00	(0.07)
Class R
03/31/2013	10.11	0.22	0.56	0.78	(0.18)	(0.02)	0.00	(0.20)
08/31/2011 - 03/31/2012	10.00	0.13	0.05	0.18	(0.07)	0.00	0.00	(0.07)

PIMCO Diversified Income Fund
Institutional Class
03/31/2013	$11.64	$0.48	$0.74	$1.22	$(0.67)	$(0.03)	$0.00	$(0.70)
03/31/2012	11.50	0.53	0.25	0.78	(0.60)	(0.04)	0.00	(0.64)
03/31/2011	10.98	0.60	0.58	1.18	(0.66)	0.00	0.00	(0.66)
03/31/2010	8.51	0.55	2.54	3.09	(0.61)	0.00	(0.01)	(0.62)
03/31/2009	10.71	0.58	(1.94)	(1.36)	(0.63)	(0.21)	0.00	(0.84)

Please see footnotes on page 28.

20	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$14.00	6.17%	$479,718	0.73%		0.73%		0.65%		0.65%		2.16%		71%
14.05	1.21	1,677,341	0.68		0.68		0.65		0.65		2.29		147
14.38	15.98	1,559,229	0.66		0.66		0.65		0.65		1.96		43
13.25	64.89	498,336	0.65		0.65		0.65		0.65		6.78		203
8.31	(35.02)	994,199	0.66		0.66		0.65		0.65		3.51		98

13.93	6.02	1,885	0.83		0.83		0.75		0.75		2.05		71
14.05	1.10	1,172	0.78		0.78		0.75		0.75		2.38		147
14.37	7.20	3,686	0.76	*	0.76	*	0.75	*	0.75	*	0.88	*	43

14.45	5.92	813	0.98		0.98		0.90		0.90		1.96		71
14.50	0.90	1,286	0.93		0.93		0.90		0.90		2.18		147
14.77	15.71	25,975	0.91		0.91		0.90		0.90		2.11		43
13.57	64.68	58,040	0.90		0.90		0.90		0.90		7.47		203
8.51	(35.24)	2,989	0.91		0.91		0.90		0.90		2.64		98

13.97	5.68	4,700	1.13		1.13		1.05		1.05		1.76		71
14.02	(1.29)	3,781	1.08	*	1.08	*	1.05	*	1.05	*	1.80	*	147

13.93	5.71	5,475	1.13		1.13		1.05		1.05		1.73		71
14.02	(0.93)	3,093	1.08	*	1.08	*	1.05	*	1.05	*	1.99	*	147

13.99	4.92	1,323	1.88		1.88		1.80		1.80		0.97		71
13.99	(1.64)	721	1.83	*	1.83	*	1.80	*	1.80	*	1.30	*	147

$10.70	8.56%	$713,324	0.90%		0.90%		0.90%		0.90%		2.79%		226%
10.11	2.15	137,425	0.90	*	0.94	*	0.90	*	0.94	*	2.82	*	225

10.69	8.36	15,056	1.00		1.00		1.00		1.00		2.71		226
10.11	2.19	2,426	1.00	*	1.04	*	1.00	*	1.04	*	2.67	*	225

10.72	8.11	26,065	1.30		1.30		1.30		1.30		2.39		226
10.11	2.01	6,136	1.30	*	1.34	*	1.30	*	1.34	*	2.47	*	225

10.75	8.17	19,607	1.30		1.30		1.30		1.30		2.38		226
10.11	1.95	8,421	1.30	*	1.34	*	1.30	*	1.34	*	2.56	*	225

10.70	7.31	5,180	2.05		2.05		2.05		2.05		1.65		226
10.08	1.47	1,716	2.05	*	2.09	*	2.05	*	2.09	*	1.69	*	225

10.69	7.80	593	1.55		1.55		1.55		1.55		2.12		226
10.11	1.83	22	1.55	*	1.59	*	1.55	*	1.59	*	2.22	*	225

$12.16	10.62%	$6,388,188	0.75%		0.75%		0.75%		0.75%		3.97%		184%
11.64	6.99	4,770,751	0.75		0.75		0.75		0.75		4.64		65
11.50	11.03	3,705,926	0.75		0.75		0.75		0.75		5.30		95
10.98	37.21	2,416,831	0.76		0.76		0.75		0.75		5.44		259
8.51	(12.92)	1,749,358	0.79		0.79		0.75		0.75		6.09		244

Please see footnotes on page 28.

ANNUAL REPORT	MARCH 31, 2013	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Diversified Income Fund (Cont.)
Class P
03/31/2013	$11.64	$0.47	$0.73	$1.20	$(0.65)	$(0.03)	$0.00	$(0.68)
03/31/2012	11.50	0.52	0.24	0.76	(0.58)	(0.04)	0.00	(0.62)
03/31/2011	10.98	0.59	0.58	1.17	(0.65)	0.00	0.00	(0.65)
03/31/2010	8.51	0.54	2.54	3.08	(0.60)	0.00	(0.01)	(0.61)
04/30/2008 - 03/31/2009	10.88	0.52	(2.12)	(1.60)	(0.56)	(0.21)	0.00	(0.77)
Administrative Class
03/31/2013	11.64	0.45	0.73	1.18	(0.63)	(0.03)	0.00	(0.66)
03/31/2012	11.50	0.51	0.24	0.75	(0.57)	(0.04)	0.00	(0.61)
03/31/2011	10.98	0.57	0.58	1.15	(0.63)	0.00	0.00	(0.63)
03/31/2010	8.51	0.53	2.54	3.07	(0.59)	0.00	(0.01)	(0.60)
03/31/2009	10.71	0.56	(1.95)	(1.39)	(0.60)	(0.21)	0.00	(0.81)
Class D
03/31/2013	11.64	0.43	0.74	1.17	(0.62)	(0.03)	0.00	(0.65)
03/31/2012	11.50	0.49	0.24	0.73	(0.55)	(0.04)	0.00	(0.59)
03/31/2011	10.98	0.56	0.58	1.14	(0.62)	0.00	0.00	(0.62)
03/31/2010	8.51	0.51	2.54	3.05	(0.57)	0.00	(0.01)	(0.58)
03/31/2009	10.71	0.54	(1.94)	(1.40)	(0.59)	(0.21)	0.00	(0.80)
Class A
03/31/2013	11.64	0.43	0.74	1.17	(0.62)	(0.03)	0.00	(0.65)
03/31/2012	11.50	0.49	0.24	0.73	(0.55)	(0.04)	0.00	(0.59)
03/31/2011	10.98	0.56	0.58	1.14	(0.62)	0.00	0.00	(0.62)
03/31/2010	8.51	0.51	2.54	3.05	(0.57)	0.00	(0.01)	(0.58)
03/31/2009	10.71	0.54	(1.94)	(1.40)	(0.59)	(0.21)	0.00	(0.80)
Class B
03/31/2013	11.64	0.34	0.74	1.08	(0.53)	(0.03)	0.00	(0.56)
03/31/2012	11.50	0.41	0.23	0.64	(0.46)	(0.04)	0.00	(0.50)
03/31/2011	10.98	0.47	0.58	1.05	(0.53)	0.00	0.00	(0.53)
03/31/2010	8.51	0.43	2.55	2.98	(0.50)	0.00	(0.01)	(0.51)
03/31/2009	10.71	0.47	(1.94)	(1.47)	(0.52)	(0.21)	0.00	(0.73)
Class C
03/31/2013	11.64	0.34	0.74	1.08	(0.53)	(0.03)	0.00	(0.56)
03/31/2012	11.50	0.40	0.24	0.64	(0.46)	(0.04)	0.00	(0.50)
03/31/2011	10.98	0.47	0.58	1.05	(0.53)	0.00	0.00	(0.53)
03/31/2010	8.51	0.43	2.55	2.98	(0.50)	0.00	(0.01)	(0.51)
03/31/2009	10.71	0.47	(1.94)	(1.47)	(0.52)	(0.21)	0.00	(0.73)

PIMCO Floating Income Fund
Institutional Class
03/31/2013	$8.69	$0.34	$0.33	$0.67	$(0.42)	$0.00	$0.00	$(0.42)
03/31/2012	9.15	0.36	(0.43)	(0.07)	(0.39)	0.00	0.00	(0.39)
03/31/2011	9.04	0.37	0.10	0.47	(0.36)	0.00	0.00	(0.36)
03/31/2010	7.00	0.42	2.12	2.54	(0.50)	0.00	0.00	(0.50)
03/31/2009	9.05	0.44	(2.03)	(1.59)	0.00	0.00	(0.46)	(0.46)
Class P
03/31/2013	8.69	0.33	0.33	0.66	(0.41)	0.00	0.00	(0.41)
03/31/2012	9.15	0.35	(0.43)	(0.08)	(0.38)	0.00	0.00	(0.38)
03/31/2011	9.04	0.37	0.09	0.46	(0.35)	0.00	0.00	(0.35)
03/31/2010	7.00	0.42	2.11	2.53	(0.49)	0.00	0.00	(0.49)
04/30/2008 - 03/31/2009	9.43	0.38	(2.40)	(2.02)	0.00	0.00	(0.41)	(0.41)
Administrative Class
03/31/2013	8.69	0.31	0.33	0.64	(0.39)	0.00	0.00	(0.39)
03/31/2012	9.15	0.33	(0.43)	(0.10)	(0.36)	0.00	0.00	(0.36)
03/31/2011	9.04	0.35	0.10	0.45	(0.34)	0.00	0.00	(0.34)
03/31/2010	7.00	0.40	2.12	2.52	(0.48)	0.00	0.00	(0.48)
03/31/2009	9.05	0.41	(2.02)	(1.61)	0.00	0.00	(0.44)	(0.44)

Please see footnotes on page 28.

22	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$12.16	10.51%	$116,078	0.85%		0.85%		0.85%		0.85%		3.87%		184%
11.64	6.88	58,345	0.85		0.85		0.85		0.85		4.57		65
11.50	10.92	49,878	0.85		0.85		0.85		0.85		5.18		95
10.98	37.08	13,327	0.86		0.86		0.85		0.85		5.23		259
8.51	(14.81)	8	0.89	*	0.89	*	0.85	*	0.85	*	6.07	*	244

12.16	10.34	12,590	1.00		1.00		1.00		1.00		3.72		184
11.64	6.72	6,692	1.00		1.00		1.00		1.00		4.45		65
11.50	10.76	8,391	1.00		1.00		1.00		1.00		5.06		95
10.98	36.87	6,954	1.01		1.01		1.00		1.00		5.20		259
8.51	(13.14)	4,062	1.04		1.04		1.00		1.00		5.88		244

12.16	10.18	177,151	1.15		1.15		1.15		1.15		3.57		184
11.64	6.56	82,911	1.15		1.15		1.15		1.15		4.24		65
11.50	10.59	65,567	1.15		1.15		1.15		1.15		4.89		95
10.98	36.67	38,747	1.16		1.16		1.15		1.15		5.01		259
8.51	(13.26)	18,412	1.19		1.19		1.15		1.15		5.67		244

12.16	10.18	340,140	1.15		1.15		1.15		1.15		3.57		184
11.64	6.56	250,697	1.15		1.15		1.15		1.15		4.25		65
11.50	10.59	213,724	1.15		1.15		1.15		1.15		4.90		95
10.98	36.67	132,741	1.16		1.16		1.15		1.15		5.03		259
8.51	(13.27)	73,833	1.19		1.19		1.15		1.15		5.68		244

12.16	9.36	5,958	1.90		1.90		1.90		1.90		2.83		184
11.64	5.77	8,059	1.90		1.90		1.90		1.90		3.56		65
11.50	9.77	15,557	1.90		1.90		1.90		1.90		4.17		95
10.98	35.67	25,491	1.91		1.91		1.90		1.90		4.32		259
8.51	(13.92)	23,404	1.94		1.94		1.90		1.90		4.88		244

12.16	9.36	205,753	1.90		1.90		1.90		1.90		2.82		184
11.64	5.77	167,387	1.90		1.90		1.90		1.90		3.49		65
11.50	9.77	141,121	1.90		1.90		1.90		1.90		4.15		95
10.98	35.67	98,586	1.91		1.91		1.90		1.90		4.29		259
8.51	(13.92)	62,686	1.94		1.94		1.90		1.90		4.90		244

$8.94	7.84%	$3,851,640	0.55%		0.55%		0.55%		0.55%		3.81%		106%
8.69	(0.70)	3,430,030	0.55		0.55		0.55		0.55		4.13		43
9.15	5.32	2,454,395	0.55		0.55		0.55		0.55		4.05		40
9.04	37.08	354,497	0.55		0.55		0.55		0.55		5.21		318
7.00	(18.10)	622,953	0.63		0.63		0.55		0.55		5.25		245

8.94	7.73	33,927	0.65		0.65		0.65		0.65		3.71		106
8.69	(0.80)	22,708	0.65		0.65		0.65		0.65		4.03		43
9.15	5.22	74,764	0.65		0.65		0.65		0.65		4.07		40
9.04	36.94	19,879	0.65		0.65		0.65		0.65		4.87		318
7.00	(21.44)	8	0.73	*	0.73	*	0.65	*	0.65	*	5.21	*	245

8.94	7.58	273	0.80		0.80		0.80		0.80		3.56		106
8.69	(0.96)	292	0.80		0.80		0.80		0.80		3.89		43
9.15	5.06	264	0.80		0.80		0.80		0.80		3.83		40
9.04	36.77	49	0.80		0.80		0.80		0.80		4.69		318
7.00	(18.30)	8	0.88		0.88		0.80		0.80		5.07		245

Please see footnotes on page 28.

ANNUAL REPORT	MARCH 31, 2013	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Floating Income Fund (Cont.)
Class D
03/31/2013	$8.69	$0.30	$0.33	$0.63	$(0.38)	$0.00	$0.00	$(0.38)
03/31/2012	9.15	0.32	(0.43)	(0.11)	(0.35)	0.00	0.00	(0.35)
03/31/2011	9.04	0.34	0.09	0.43	(0.32)	0.00	0.00	(0.32)
03/31/2010	7.00	0.39	2.12	2.51	(0.47)	0.00	0.00	(0.47)
03/31/2009	9.05	0.41	(2.03)	(1.62)	0.00	0.00	(0.43)	(0.43)
Class A
03/31/2013	8.69	0.30	0.33	0.63	(0.38)	0.00	0.00	(0.38)
03/31/2012	9.15	0.32	(0.43)	(0.11)	(0.35)	0.00	0.00	(0.35)
03/31/2011	9.04	0.34	0.09	0.43	(0.32)	0.00	0.00	(0.32)
03/31/2010	7.00	0.39	2.12	2.51	(0.47)	0.00	0.00	(0.47)
03/31/2009	9.05	0.41	(2.03)	(1.62)	0.00	0.00	(0.43)	(0.43)
Class C
03/31/2013	8.69	0.27	0.33	0.60	(0.35)	0.00	0.00	(0.35)
03/31/2012	9.15	0.30	(0.43)	(0.13)	(0.33)	0.00	0.00	(0.33)
03/31/2011	9.04	0.31	0.09	0.40	(0.29)	0.00	0.00	(0.29)
03/31/2010	7.00	0.37	2.11	2.48	(0.44)	0.00	0.00	(0.44)
03/31/2009	9.05	0.38	(2.03)	(1.65)	0.00	0.00	(0.40)	(0.40)

PIMCO High Yield Fund
Institutional Class
03/31/2013	$9.29	$0.55	$0.48	$1.03	$(0.61)	$0.00	$0.00	$(0.61)
03/31/2012	9.45	0.62	(0.11)	0.51	(0.66)	(0.01)	0.00	(0.67)
03/31/2011	9.06	0.67	0.41	1.08	(0.69)	0.00	0.00	(0.69)
03/31/2010	6.56	0.71	2.52	3.23	(0.73)	0.00	0.00	(0.73)
03/31/2009	9.20	0.66	(2.62)	(1.96)	(0.59)	0.00	(0.09)	(0.68)
Class P
03/31/2013	9.29	0.54	0.48	1.02	(0.60)	0.00	0.00	(0.60)
03/31/2012	9.45	0.62	(0.12)	0.50	(0.65)	(0.01)	0.00	(0.66)
03/31/2011	9.06	0.66	0.41	1.07	(0.68)	0.00	0.00	(0.68)
03/31/2010	6.56	0.72	2.50	3.22	(0.72)	0.00	0.00	(0.72)
04/30/2008 - 03/31/2009	9.49	0.57	(2.89)	(2.32)	(0.55)	0.00	(0.06)	(0.61)
Administrative Class
03/31/2013	9.29	0.53	0.48	1.01	(0.59)	0.00	0.00	(0.59)
03/31/2012	9.45	0.60	(0.11)	0.49	(0.64)	(0.01)	0.00	(0.65)
03/31/2011	9.06	0.65	0.41	1.06	(0.67)	0.00	0.00	(0.67)
03/31/2010	6.56	0.69	2.52	3.21	(0.71)	0.00	0.00	(0.71)
03/31/2009	9.20	0.65	(2.63)	(1.98)	(0.57)	0.00	(0.09)	(0.66)
Class D
03/31/2013	9.29	0.52	0.48	1.00	(0.58)	0.00	0.00	(0.58)
03/31/2012	9.45	0.59	(0.11)	0.48	(0.63)	(0.01)	0.00	(0.64)
03/31/2011	9.06	0.64	0.41	1.05	(0.66)	0.00	0.00	(0.66)
03/31/2010	6.56	0.69	2.51	3.20	(0.70)	0.00	0.00	(0.70)
03/31/2009	9.20	0.63	(2.62)	(1.99)	(0.58)	0.00	(0.07)	(0.65)
Class A
03/31/2013	9.29	0.52	0.48	1.00	(0.58)	0.00	0.00	(0.58)
03/31/2012	9.45	0.59	(0.11)	0.48	(0.63)	(0.01)	0.00	(0.64)
03/31/2011	9.06	0.64	0.41	1.05	(0.66)	0.00	0.00	(0.66)
03/31/2010	6.56	0.69	2.51	3.20	(0.70)	0.00	0.00	(0.70)
03/31/2009	9.20	0.63	(2.62)	(1.99)	(0.58)	0.00	(0.07)	(0.65)
Class B
03/31/2013	9.29	0.45	0.47	0.92	(0.50)	0.00	0.00	(0.50)
03/31/2012	9.45	0.54	(0.13)	0.41	(0.56)	(0.01)	0.00	(0.57)
03/31/2011	9.06	0.57	0.41	0.98	(0.59)	0.00	0.00	(0.59)
03/31/2010	6.56	0.63	2.51	3.14	(0.64)	0.00	0.00	(0.64)
03/31/2009	9.20	0.58	(2.63)	(2.05)	(0.52)	0.00	(0.07)	(0.59)

Please see footnotes on page 28.

24	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**

$8.94	7.41%	$41,668	0.95%		0.95%		0.95%		0.95%		3.40%	106%
8.69	(1.09)	70,612	0.95		0.95		0.95		0.95		3.73	43
9.15	4.90	74,448	0.95		0.95		0.95		0.95		3.79	40
9.04	36.55	46,462	0.95		0.95		0.95		0.95		4.66	318
7.00	(18.42)	17,493	1.03		1.03		0.95		0.95		4.90	245

8.94	7.41	187,820	0.95		0.95		0.95		0.95		3.41	106
8.69	(1.09)	144,688	0.95		0.95		0.95		0.95		3.73	43
9.15	4.89	234,820	0.95		0.95		0.95		0.95		3.76	40
9.04	36.54	114,763	0.95		0.95		0.95		0.95		4.68	318
7.00	(18.42)	52,818	1.03		1.03		0.95		0.95		4.91	245

8.94	7.09	93,431	1.25		1.25		1.25		1.25		3.11	106
8.69	(1.39)	86,171	1.25		1.25		1.25		1.25		3.43	43
9.15	4.59	146,432	1.25		1.25		1.25		1.25		3.46	40
9.04	36.14	60,876	1.25		1.25		1.25		1.25		4.42	318
7.00	(18.67)	29,213	1.33		1.33		1.25		1.25		4.62	245

$9.71	11.42%	$15,411,414	0.55%		0.55%		0.55%		0.55%		5.81%	39%
9.29	5.74	12,498,053	0.55		0.55		0.55		0.55		6.79	50
9.45	12.42	8,090,580	0.55		0.55		0.55		0.55		7.28	36
9.06	50.75	4,956,393	0.56		0.56		0.55		0.55		8.77	129
6.56	(22.05)	4,134,522	0.53	(b)	0.53	(b)	0.52	(b)	0.52	(b)	8.48	354

9.71	11.31	556,013	0.65		0.65		0.65		0.65		5.72	39
9.29	5.63	507,252	0.65		0.65		0.65		0.65		6.72	50
9.45	12.31	463,418	0.65		0.65		0.65		0.65		7.18	36
9.06	50.60	239,075	0.66		0.66		0.65		0.65		8.58	129
6.56	(24.98)	30,272	0.64	*(c)	0.64	*(c)	0.63	*(c)	0.63	*(c)	9.05 *	354

9.71	11.14	842,722	0.80		0.80		0.80		0.80		5.57	39
9.29	5.47	1,003,832	0.80		0.80		0.80		0.80		6.58	50
9.45	12.14	1,058,247	0.80		0.80		0.80		0.80		7.05	36
9.06	50.38	765,317	0.81		0.81		0.80		0.80		8.51	129
6.56	(22.24)	615,431	0.78	(b)	0.78	(b)	0.77	(b)	0.77	(b)	8.17	354

9.71	11.03	793,609	0.90		0.90		0.90		0.90		5.47	39
9.29	5.37	842,522	0.90		0.90		0.90		0.90		6.46	50
9.45	12.03	782,637	0.90		0.90		0.90		0.90		6.95	36
9.06	50.23	712,360	0.91		0.91		0.90		0.90		8.41	129
6.56	(22.33)	509,635	0.91		0.91		0.90		0.90		8.22	354

9.71	11.03	1,234,917	0.90		0.90		0.90		0.90		5.47	39
9.29	5.37	1,299,092	0.90		0.90		0.90		0.90		6.48	50
9.45	12.03	1,275,670	0.90		0.90		0.90		0.90		6.95	36
9.06	50.23	1,036,410	0.91		0.91		0.90		0.90		8.41	129
6.56	(22.34)	622,918	0.91		0.91		0.90		0.90		8.05	354

9.71	10.21	11,908	1.65		1.65		1.65		1.65		4.73	39
9.29	4.58	20,986	1.65		1.65		1.65		1.65		5.83	50
9.45	11.20	71,368	1.65		1.65		1.65		1.65		6.27	36
9.06	49.13	143,400	1.66		1.66		1.65		1.65		7.71	129
6.56	(22.92)	136,774	1.66		1.66		1.65		1.65		7.17	354

Please see footnotes on page 28.

ANNUAL REPORT	MARCH 31, 2013	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO High Yield Fund (Cont.)
Class C
03/31/2013	$9.29	$0.45	$0.47	$0.92	$(0.50)	$0.00	$0.00	$(0.50)
03/31/2012	9.45	0.53	(0.12)	0.41	(0.56)	(0.01)	0.00	(0.57)
03/31/2011	9.06	0.57	0.41	0.98	(0.59)	0.00	0.00	(0.59)
03/31/2010	6.56	0.63	2.51	3.14	(0.64)	0.00	0.00	(0.64)
03/31/2009	9.20	0.58	(2.63)	(2.05)	(0.52)	0.00	(0.07)	(0.59)
Class R
03/31/2013	9.29	0.50	0.47	0.97	(0.55)	0.00	0.00	(0.55)
03/31/2012	9.45	0.57	(0.12)	0.45	(0.60)	(0.01)	0.00	(0.61)
03/31/2011	9.06	0.62	0.41	1.03	(0.64)	0.00	0.00	(0.64)
03/31/2010	6.56	0.67	2.51	3.18	(0.68)	0.00	0.00	(0.68)
03/31/2009	9.20	0.62	(2.63)	(2.01)	(0.56)	0.00	(0.07)	(0.63)

PIMCO High Yield Spectrum Fund
Institutional Class
03/31/2013	$10.37	$0.66	$0.77	$1.43	$(0.74)	$(0.00)^	$0.00	$(0.74)
03/31/2012	10.55	0.69	(0.13)	0.56	(0.71)	(0.03)	0.00	(0.74)
09/15/2010 - 03/31/2011	10.00	0.33	0.58	0.91	(0.35)	(0.01)	0.00	(0.36)
Class P
03/31/2013	10.37	0.65	0.77	1.42	(0.73)	(0.00)^	0.00	(0.73)
03/31/2012	10.55	0.67	(0.12)	0.55	(0.70)	(0.03)	0.00	(0.73)
09/15/2010 - 03/31/2011	10.00	0.33	0.58	0.91	(0.35)	(0.01)	0.00	(0.36)
Class D
03/31/2013	10.37	0.62	0.77	1.39	(0.70)	(0.00)^	0.00	(0.70)
03/31/2012	10.55	0.64	(0.11)	0.53	(0.68)	(0.03)	0.00	(0.71)
09/15/2010 - 03/31/2011	10.00	0.32	0.57	0.89	(0.33)	(0.01)	0.00	(0.34)
Class A
03/31/2013	10.37	0.62	0.77	1.39	(0.70)	(0.00)^	0.00	(0.70)
03/31/2012	10.55	0.64	(0.11)	0.53	(0.68)	(0.03)	0.00	(0.71)
09/15/2010 - 03/31/2011	10.00	0.32	0.57	0.89	(0.33)	(0.01)	0.00	(0.34)
Class C
03/31/2013	10.37	0.53	0.78	1.31	(0.62)	(0.00)^	0.00	(0.62)
03/31/2012	10.55	0.57	(0.12)	0.45	(0.60)	(0.03)	0.00	(0.63)
09/15/2010 - 03/31/2011	10.00	0.27	0.58	0.85	(0.29)	(0.01)	0.00	(0.30)

PIMCO Income Fund
Institutional Class
03/31/2013	$11.26	$0.60	$1.51	$2.11	$(0.76)	$(0.07)	$0.00	$(0.83)
03/31/2012	11.32	0.76	0.07	0.83	(0.80)	(0.09)	0.00	(0.89)
03/31/2011	10.21	0.79	1.09	1.88	(0.69)	(0.08)	0.00	(0.77)
03/31/2010	8.54	0.67	1.71	2.38	(0.71)	0.00	0.00	(0.71)
03/31/2009	9.92	0.67	(1.41)	(0.74)	(0.64)	0.00	0.00	(0.64)
Class P
03/31/2013	11.26	0.58	1.52	2.10	(0.75)	(0.07)	0.00	(0.82)
03/31/2012	11.32	0.74	0.08	0.82	(0.79)	(0.09)	0.00	(0.88)
03/31/2011	10.21	0.77	1.10	1.87	(0.68)	(0.08)	0.00	(0.76)
03/31/2010	8.54	0.66	1.71	2.37	(0.70)	0.00	0.00	(0.70)
04/30/2008 - 03/31/2009	9.99	0.61	(1.47)	(0.86)	(0.59)	0.00	0.00	(0.59)
Administrative Class
03/31/2013	11.26	0.54	1.54	2.08	(0.73)	(0.07)	0.00	(0.80)
03/31/2012	11.32	0.74	0.06	0.80	(0.77)	(0.09)	0.00	(0.86)
03/31/2011	10.21	0.73	1.12	1.85	(0.66)	(0.08)	0.00	(0.74)
03/31/2010	8.54	0.64	1.72	2.36	(0.69)	0.00	0.00	(0.69)
03/31/2009	9.92	0.65	(1.41)	(0.76)	(0.62)	0.00	0.00	(0.62)

Please see footnotes on page 28.

26	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$9.71	10.21%	$611,694	1.65%		1.65%		1.65%		1.65%		4.72%		39%
9.29	4.58	601,903	1.65		1.65		1.65		1.65		5.73		50
9.45	11.20	600,135	1.65		1.65		1.65		1.65		6.20		36
9.06	49.13	506,455	1.66		1.66		1.65		1.65		7.67		129
6.56	(22.92)	320,788	1.66		1.66		1.65		1.65		7.25		354

9.71	10.76	62,550	1.15		1.15		1.15		1.15		5.22		39
9.29	5.11	51,203	1.15		1.15		1.15		1.15		6.23		50
9.45	11.75	50,139	1.15		1.15		1.15		1.15		6.69		36
9.06	49.87	31,387	1.16		1.16		1.15		1.15		8.15		129
6.56	(22.53)	14,963	1.16		1.16		1.15		1.15		7.85		354

$11.06	14.29%	$2,898,520	0.58%		0.60%		0.58%		0.60%		6.10%		30%
10.37	5.78	922,443	0.55		0.60		0.55		0.60		6.77		44
10.55	9.25	472,281	0.55	*	0.64	*	0.55	*	0.64	*	5.92	*	14

11.06	14.18	48,123	0.68		0.70		0.68		0.70		5.99		30
10.37	5.68	4,918	0.65		0.70		0.65		0.70		6.54		44
10.55	9.20	4,859	0.65	*	0.74	*	0.65	*	0.74	*	5.90	*	14

11.06	13.90	74,278	0.93		0.95		0.93		0.95		5.75		30
10.37	5.41	13,653	0.90		0.95		0.90		0.95		6.30		44
10.55	9.04	8,830	0.90	*	0.98	*	0.90	*	0.98	*	5.61	*	14

11.06	13.90	35,623	0.93		0.95		0.93		0.95		5.74		30
10.37	5.42	5,488	0.90		0.95		0.90		0.95		6.33		44
10.55	9.03	920	0.90	*	1.01	*	0.90	*	1.01	*	5.59	*	14

11.06	13.05	3,389	1.68		1.70		1.68		1.70		5.00		30
10.37	4.63	2,976	1.65		1.70		1.65		1.70		5.64		44
10.55	8.59	2,740	1.65	*	1.72	*	1.65	*	1.72	*	4.82	*	14

$12.54	19.27%	$12,784,174	0.47%		0.48%		0.44%		0.45%		4.95%		226%
11.26	7.71	4,840,829	0.56		0.61		0.40		0.45		6.82		311
11.32	18.91	3,383,093	0.51		0.56		0.40		0.45		7.08		181
10.21	28.71	418,593	0.45		0.50		0.40		0.45		7.04		188
8.54	(7.64)	278,815	1.01		1.06		0.40		0.45		7.28		153

12.54	19.17	2,506,400	0.57		0.58		0.54		0.55		4.76		226
11.26	7.62	453,077	0.66		0.71		0.50		0.55		6.66		311
11.32	18.81	62,296	0.61		0.66		0.50		0.55		6.96		181
10.21	28.59	4,385	0.55		0.60		0.50		0.55		6.67		188
8.54	(8.82)	9	1.11	*	1.16	*	0.50	*	0.55	*	7.29	*	153

12.54	19.02	26,705	0.72		0.73		0.69		0.70		4.45		226
11.26	7.47	1,780	0.81		0.86		0.65		0.70		6.58		311
11.32	18.64	588	0.76		0.81		0.65		0.70		6.66		181
10.21	28.37	256	0.70		0.75		0.65		0.70		6.45		188
8.54	(7.91)	10	1.25		1.30		0.65		0.70		7.00		153

Please see footnotes on page 28.

ANNUAL REPORT	MARCH 31, 2013	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Income Fund (Cont.)
Class D
03/31/2013	$11.26	$0.56	$1.52	$2.08	$(0.73)	$(0.07)	$0.00	$(0.80)
03/31/2012	11.32	0.73	0.07	0.80	(0.77)	(0.09)	0.00	(0.86)
03/31/2011	10.21	0.76	1.09	1.85	(0.66)	(0.08)	0.00	(0.74)
03/31/2010	8.54	0.64	1.71	2.35	(0.68)	0.00	0.00	(0.68)
03/31/2009	9.92	0.67	(1.44)	(0.77)	(0.61)	0.00	0.00	(0.61)
Class A
03/31/2013	11.26	0.54	1.52	2.06	(0.71)	(0.07)	0.00	(0.78)
03/31/2012	11.32	0.71	0.07	0.78	(0.75)	(0.09)	0.00	(0.84)
03/31/2011	10.21	0.73	1.10	1.83	(0.64)	(0.08)	0.00	(0.72)
03/31/2010	8.54	0.63	1.71	2.34	(0.67)	0.00	0.00	(0.67)
03/31/2009	9.92	0.65	(1.43)	(0.78)	(0.60)	0.00	0.00	(0.60)
Class C
03/31/2013	11.26	0.45	1.54	1.99	(0.64)	(0.07)	0.00	(0.71)
03/31/2012	11.32	0.63	0.08	0.71	(0.68)	(0.09)	0.00	(0.77)
03/31/2011	10.21	0.64	1.12	1.76	(0.57)	(0.08)	0.00	(0.65)
03/31/2010	8.54	0.55	1.71	2.26	(0.59)	0.00	0.00	(0.59)
03/31/2009	9.92	0.58	(1.44)	(0.86)	(0.52)	0.00	0.00	(0.52)
Class R
03/31/2013	11.26	0.51	1.53	2.04	(0.69)	(0.07)	0.00	(0.76)
03/31/2012	11.32	0.68	0.08	0.76	(0.73)	(0.09)	0.00	(0.82)
03/31/2011	10.21	0.70	1.11	1.81	(0.62)	(0.08)	0.00	(0.70)
03/31/2010	8.54	0.60	1.71	2.31	(0.64)	0.00	0.00	(0.64)
03/31/2009	9.92	0.62	(1.43)	(0.81)	(0.57)	0.00	0.00	(0.57)

PIMCO Long-Term Credit Fund
Institutional Class
03/31/2013	$12.19	$0.63	$1.28	$1.91	$(0.79)	$(0.30)	$0.00	$(1.09)
03/31/2012	11.59	0.64	1.23	1.87	(0.69)	(0.58)	0.00	(1.27)
03/31/2011	11.71	0.69	0.68	1.37	(0.72)	(0.77)	0.00	(1.49)
03/31/2010	10.00	0.66	1.85	2.51	(0.62)	(0.18)	0.00	(0.80)
03/31/2009 - 03/31/2009	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class P
03/31/2013	12.19	0.62	1.27	1.89	(0.77)	(0.30)	0.00	(1.07)
02/29/2012 - 03/31/2012	12.45	0.05	(0.25)	(0.20)	(0.06)	0.00	0.00	(0.06)

PIMCO Senior Floating Rate Fund
Institutional Class
03/31/2013	$10.03	$0.36	$0.33	$0.69	$(0.36)	$(0.01)	$0.00	$(0.37)
04/29/2011 - 03/31/2012	10.00	0.29	0.01	0.30	(0.27)	0.00	0.00	(0.27)
Class P
03/31/2013	10.03	0.34	0.34	0.68	(0.35)	(0.01)	0.00	(0.36)
04/29/2011 - 03/31/2012	10.00	0.29	0.00	0.29	(0.26)	0.00	0.00	(0.26)
Class D
03/31/2013	10.03	0.33	0.33	0.66	(0.33)	(0.01)	0.00	(0.34)
04/29/2011 - 03/31/2012	10.00	0.27	0.01	0.28	(0.25)	0.00	0.00	(0.25)
Class A
03/31/2013	10.03	0.33	0.33	0.66	(0.33)	(0.01)	0.00	(0.34)
04/29/2011 - 03/31/2012	10.00	0.28	0.00	0.28	(0.25)	0.00	0.00	(0.25)
Class C
03/31/2013	10.03	0.25	0.33	0.58	(0.25)	(0.01)	0.00	(0.26)
04/29/2011 - 03/31/2012	10.00	0.21	0.00	0.21	(0.18)	0.00	0.00	(0.18)
Class R
03/31/2013	10.03	0.31	0.32	0.63	(0.30)	(0.01)	0.00	(0.31)
04/29/2011 - 03/31/2012	10.00	0.22	0.03	0.25	(0.22)	0.00	0.00	(0.22)

*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2008, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.30%.
(c)	Effective October 1, 2008, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.40%.
(d)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

28	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$12.54	18.97%	$4,489,774	0.77%		0.78%		0.74%		0.75%		4.58%		226%
11.26	7.43	1,044,204	0.86		0.91		0.70		0.75		6.50		311
11.32	18.59	497,208	0.81		0.86		0.70		0.75		6.80		181
10.21	28.31	16,845	0.75		0.80		0.70		0.75		6.61		188
8.54	(7.96)	4,975	1.25		1.30		0.70		0.75		7.54		153

12.54	18.83	4,016,302	0.87		0.88		0.84		0.85		4.47		226
11.26	7.29	918,965	0.96	(d)	1.01	(d)	0.80	(d)	0.85	(d)	6.36		311
11.32	18.44	357,176	0.96		1.01		0.85		0.90		6.58		181
10.21	28.12	38,300	0.90		0.95		0.85		0.90		6.51		188
8.54	(8.12)	15,536	1.37		1.42		0.85		0.90		7.26		153

12.54	18.10	2,712,135	1.62		1.63		1.59		1.60		3.71		226
11.26	6.58	603,788	1.71	(d)	1.76	(d)	1.55	(d)	1.60	(d)	5.61		311
11.32	17.64	184,154	1.71		1.76		1.60		1.65		5.81		181
10.21	27.13	36,633	1.65		1.70		1.60		1.65		5.61		188
8.54	(8.91)	7,159	2.14		2.19		1.60		1.65		6.37		153

12.54	18.58	35,624	1.12		1.13		1.09		1.10		4.20		226
11.26	7.05	4,225	1.21	(d)	1.26	(d)	1.05	(d)	1.10	(d)	6.11		311
11.32	18.17	754	1.21		1.26		1.10		1.15		6.31		181
10.21	27.78	67	1.15		1.20		1.10		1.15		6.22		188
8.54	(8.38)	21	1.70		1.75		1.10		1.15		6.75		153

$13.01	15.85%	$4,223,770	0.59%		0.59%		0.55%		0.55%		4.82%		71%
12.19	16.65	2,285,476	0.55		0.55		0.55		0.55		5.22		259
11.59	12.30	1,673,967	0.56		0.56		0.55		0.55		5.79		341
11.71	25.56	1,834,816	0.55		0.55		0.55		0.55		5.76		166
10.00	0.00	13,120	0.55	*	0.55	*	0.55	*	0.55	*	(0.55	)*	0

13.01	15.75	3,158	0.69		0.69		0.65		0.65		4.70		71
12.19	1.64	10	0.65	*	0.65	*	0.65	*	0.65	*	4.88	*	259

$10.35	7.00%	$2,268,461	0.80%		0.80%		0.80%		0.80%		3.54%		125%
10.03	3.12	389,379	0.80	*	0.83	*	0.80	*	0.83	*	3.17	*	160

10.35	6.89	6,409	0.90		0.90		0.90		0.90		3.36		125
10.03	3.04	4,668	0.90	*	0.93	*	0.90	*	0.93	*	3.23	*	160

10.35	6.68	10,143	1.10		1.10		1.10		1.10		3.24		125
10.03	2.86	1,171	1.10	*	1.13	*	1.10	*	1.13	*	2.93	*	160

10.35	6.67	31,245	1.10		1.10		1.10		1.10		3.22		125
10.03	2.86	6,261	1.10	*	1.13	*	1.10	*	1.13	*	3.11	*	160

10.35	5.88	9,550	1.85		1.85		1.85		1.85		2.47		125
10.03	2.20	2,798	1.85	*	1.88	*	1.85	*	1.88	*	2.31	*	160

10.35	6.42	1,130	1.35		1.35		1.35		1.35		3.03		125
10.03	2.61	11	1.35	*	1.38	*	1.35	*	1.38	*	2.47	*	160

ANNUAL REPORT	MARCH 31, 2013	29

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Convertible Fund	PIMCO Credit Absolute Return Fund	PIMCO Diversified Income Fund

Assets:
Investments, at value	$562,314	$557,953	$7,024,810
Investments in Affiliates, at value	0	224,299	414,070
Repurchase agreements, at value	5,488	6,330	6,117
Cash	1	2,525	805
Deposits with counterparty	6,094	895	456
Foreign currency, at value	850	3,005	6,408
Receivable for investments sold	32,527	17,650	50,917
OTC swap premiums paid	1,484	5,498	44,479
Variation margin receivable on financial derivative instruments	762	100	1,070
Unrealized appreciation on foreign currency contracts	1,995	2,464	34,906
Unrealized appreciation on OTC swap agreements	4,797	2,575	47,698
Receivable for Fund shares sold	1,043	2,148	40,881
Interest and dividends receivable	2,926	5,747	94,041
Dividends receivable from Affiliates	0	56	115
Other assets	72	0	0
	620,353	831,245	7,766,773

Liabilities:
Payable for investments purchased	$1,926	$40,097	$354,178
Payable for investments in Affiliates purchased	0	56	115
Payable for reverse repurchase agreements	0	0	0
Payable for sale-buyback financing transactions	92,195	0	1,979
Payable for short sales	12,786	0	0
Written options outstanding	426	380	19,269
OTC swap premiums received	3,553	3,729	39,855
Variation margin payable on financial derivative instruments	267	136	526
Unrealized depreciation on foreign currency contracts	1,350	1,039	12,812
Unrealized depreciation on OTC swap agreements	965	1,816	27,918
Deposits from counterparty	3,950	3,500	49,397
Payable for Fund shares redeemed	8,740	43	7,305
Dividends payable	0	0	1,689
Overdraft due to custodian	0	0	0
Accrued investment advisory fees	170	393	2,766
Accrued supervisory and administrative fees	108	203	1,947
Accrued distribution fees	2	8	175
Accrued servicing fees	1	5	117
Accrued taxes payable	0	0	695
Reimbursement to PIMCO	0	15	0
Other liabilities	0	0	172
	126,439	51,420	520,915

Net Assets	$493,914	$779,825	$7,245,858

Net Assets Consist of:
Paid in capital	$389,442	$760,750	$6,773,172
Undistributed (overdistributed) net investment income	34,621	4,154	(27,538)
Accumulated undistributed net realized gain (loss)	29,641	6,049	41,837
Net unrealized appreciation	40,210	8,872	458,387
	$493,914	$779,825	$7,245,858

Cost of Investments	$527,763	$549,793	$6,643,763
Cost of Investments in Affiliates	$0	$224,300	$414,041
Cost of Repurchase Agreements	$5,488	$6,330	$6,117
Cost of Foreign Currency Held	$854	$3,019	$6,450
Proceeds Received on Short Sales	$10,856	$0	$0
Premiums Received on Written Options	$725	$665	$25,208

30	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

PIMCO Floating Income Fund	PIMCO High Yield Fund	PIMCO High Yield Spectrum Fund	PIMCO Income Fund	PIMCO Long-Term Credit Fund	PIMCO Senior Floating Rate Fund

$3,989,583	$17,756,334	$2,868,581	$24,766,517	$5,108,404	$2,203,580
327,810	1,656,653	205,593	3,467,878	125,253	305,059
8,658	0	0	100,500	478	10,015
3,022	11,722	1,007	6,342	1,779	0
46,654	17,452	743	162,165	23,388	2,288
4,199	54	4,314	57,853	9,349	39
69,323	194,154	3,789	2,370,223	136,220	64,931
18,083	2,771	743	26,964	7,422	0
817	638	29	28,995	2,495	91
24,550	27,102	16,987	94,658	16,914	419
49,829	48,672	3,506	181,823	28,232	0
5,122	20,177	369	115,244	2,866	12,120
53,326	335,549	59,394	138,747	63,156	8,411
79	427	69	760	36	98
0	0	0	10	140	0
4,601,055	20,071,705	3,165,124	31,518,679	5,526,132	2,607,051

$269,614	$376,300	$79,983	$4,100,936	$201,708	$276,871
79	427	69	760	36	98
0	25,637	604	8,301	811,256	0
0	0	0	0	219,098	0
5,096	0	0	39,736	0	0
11,200	0	0	0	5,053	0
42,253	24,180	842	594,041	15,903	0
3,729	0	0	0	64	0
8,710	9,972	3,124	36,806	6,512	44
15,801	0	0	24,266	6,861	0
32,071	48,682	18,750	70,797	30,281	310
1,035	38,436	244	48,725	33	720
228	12,730	17	8,111	440	55
0	0	0	0	0	400
1,070	4,122	752	5,496	1,063	960
935	5,225	765	5,614	886	579
32	759	17	2,595	0	8
57	408	8	1,381	0	8
273	0	0	0	0	0
0	0	7	0	0	60
113	0	9	0	10	0
392,296	546,878	105,191	4,947,565	1,299,204	280,113

$4,208,759	$19,524,827	$3,059,933	$26,571,114	$4,226,928	$2,326,938

$4,589,572	$18,622,019	$2,933,743	$24,938,734	$3,951,739	$2,277,208
23,150	(47,327)	(15,982)	3,032	5,746	249
(590,977)	(410,370)	1,514	(35,372)	2,101	6,828
187,014	1,360,505	140,658	1,664,720	267,342	42,653
$4,208,759	$19,524,827	$3,059,933	$26,571,114	$4,226,928	$2,326,938

$3,853,403	$16,505,369	$2,745,557	$23,411,470	$4,879,146	$2,163,612
$327,799	$1,657,626	$205,687	$3,467,610	$125,241	$305,164
$8,658	$0	$0	$100,500	$478	$10,015
$4,207	$54	$4,309	$57,928	$9,359	$39
$5,096	$0	$0	$39,175	$0	$0
$14,611	$0	$0	$0	$7,045	$0

ANNUAL REPORT	MARCH 31, 2013	31

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO Convertible Fund	PIMCO Credit Absolute Return Fund	PIMCO Diversified Income Fund

Net Assets:
Institutional Class	$479,718	$713,324	$6,388,188
Class P	1,885	15,056	116,078
Administrative Class	813	NA	12,590
Class D	4,700	26,065	177,151
Class A	5,475	19,607	340,140
Class B	NA	NA	5,958
Class C	1,323	5,180	205,753
Class R	NA	593	NA

Shares Issued and Outstanding:
Institutional Class	34,276	66,650	525,319
Class P	135	1,408	9,545
Administrative Class	56	NA	1,035
Class D	336	2,432	14,568
Class A	393	1,825	27,971
Class B	NA	NA	490
Class C	95	484	16,920
Class R	NA	55	NA

Net Asset Value and Redemption Price* Per Share Outstanding:
Institutional Class	$14.00	$10.70	$12.16
Class P	13.93	10.69	12.16
Administrative Class	14.45	NA	12.16
Class D	13.97	10.72	12.16
Class A	13.93	10.75	12.16
Class B	NA	NA	12.16
Class C	13.99	10.70	12.16
Class R	NA	10.69	NA

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

32	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

PIMCO Floating Income Fund	PIMCO High Yield Fund	PIMCO High Yield Spectrum Fund	PIMCO Income Fund	PIMCO Long-Term Credit Fund	PIMCO Senior Floating Rate Fund

$3,851,640	$15,411,414	$2,898,520	$12,784,174	$4,223,770	$2,268,461
33,927	556,013	48,123	2,506,400	3,158	6,409
273	842,722	NA	26,705	NA	NA
41,668	793,609	74,278	4,489,774	NA	10,143
187,820	1,234,917	35,623	4,016,302	NA	31,245
NA	11,908	NA	NA	NA	NA
93,431	611,694	3,389	2,712,135	NA	9,550
NA	62,550	NA	35,624	NA	1,130

430,631	1,587,327	261,981	1,019,527	324,722	219,095
3,793	57,268	4,349	199,884	243	619
30	86,798	NA	2,130	NA	NA
4,659	81,739	6,714	358,060	NA	980
20,999	127,192	3,220	320,299	NA	3,018
NA	1,227	NA	NA	NA	NA
10,446	63,002	306	216,298	NA	922
NA	6,442	NA	2,841	NA	109

$8.94	$9.71	$11.06	$12.54	$13.01	$10.35
8.94	9.71	11.06	12.54	13.01	10.35
8.94	9.71	NA	12.54	NA	NA
8.94	9.71	11.06	12.54	NA	10.35
8.94	9.71	11.06	12.54	NA	10.35
NA	9.71	NA	NA	NA	NA
8.94	9.71	11.06	12.54	NA	10.35
NA	9.71	NA	12.54	NA	10.35

ANNUAL REPORT	MARCH 31, 2013	33

Statements of Operations

Year Ended March 31, 2013
(Amounts in thousands)	PIMCO Convertible Fund	PIMCO Credit Absolute Return Fund	PIMCO Diversified Income Fund

Investment Income:
Interest, net of foreign taxes*	$22,766	$11,655	$296,898
Dividends	13,190	59	210
Dividends from Affiliate investments	0	486	1,493
Miscellaneous income	4	0	0
Total Income	35,960	12,200	298,601

Expenses:
Investment advisory fees	4,966	1,968	28,366
Supervisory and administrative fees	3,119	1,028	19,957
Distribution and/or servicing fees - Administrative Class	2	0	23
Distribution and/or servicing fees - Class D	12	28	356
Distribution fees - Class B	0	0	50
Distribution fees - Class C	6	22	1,396
Distribution fees - Class R	0	1	0
Servicing fees - Class A	10	28	753
Servicing fees - Class B	0	0	17
Servicing fees - Class C	2	7	465
Servicing fees - Class R	0	1	0
Dividends on short sales	763	0	0
Trustees’ fees	2	1	14
Interest expense	257	3	170
Miscellaneous expense	0	15	0
Total Expenses	9,139	3,102	51,567
Waiver and/or Reimbursement by PIMCO	0	0	0
Net Expenses	9,139	3,102	51,567

Net Investment Income	26,821	9,098	247,034

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	66,494	9,922	70,682
Net realized gain (loss) on Affiliate investments	0	(177)	(164)
Net capital gain distributions received from Affiliate investments	0	12	16
Net realized gain (loss) on futures contracts	(2,315)	(4)	6,152
Net realized gain on written options	2,303	158	9,046
Net realized gain (loss) on swaps	16,286	(9)	58,751
Net realized (loss) on short sales	(21,556)	0	0
Net realized gain (loss) on foreign currency transactions	865	11	4,550
Net change in unrealized appreciation (depreciation) on investments	(77,280)	6,279	170,182
Net change in unrealized appreciation (depreciation) on Affiliate investments	0	(15)	(64)
Net change in unrealized appreciation (depreciation) on futures contracts	2,208	0	727
Net change in unrealized appreciation on written options	300	275	4,764
Net change in unrealized appreciation (depreciation) on swaps	(516)	(976)	14,731
Net change in unrealized appreciation on short sales	17,847	0	0
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	460	1,544	21,145
Net Gain	5,096	17,020	360,518

Net Increase in Net Assets Resulting from Operations	$31,917	$26,118	$607,552

* Foreign tax withholdings	$0	$0	$516

34	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

PIMCO Floating Income Fund	PIMCO High Yield Fund	PIMCO High Yield Spectrum Fund	PIMCO Income Fund	PIMCO Long-Term Credit Fund	PIMCO Senior Floating Rate Fund

$170,894	$1,177,610	$126,423	$847,265	$165,656	$61,632
105	6,849	291	909	213	0
991	9,708	1,099	2,890	610	1,057
0	0	0	7	1	0
171,990	1,194,167	127,813	851,071	166,480	62,689

11,791	46,777	5,709	39,302	9,196	7,171
10,280	59,379	5,806	39,569	7,664	4,317
0	2,301	0	27	0	0
140	1,903	104	6,205	0	9
0	113	0	0	0	0
248	4,582	20	11,141	0	37
0	138	0	44	0	2
366	3,135	57	5,509	0	30
0	38	0	0	0	0
207	1,527	7	3,714	0	12
0	138	0	43	0	2
0	0	0	0	0	0
8	39	4	38	8	3
90	122	11	4,991	1,134	9
0	0	7	0	0	60
23,130	120,192	11,725	110,583	18,002	11,652
0	0	(339)	(1,512)	0	0
23,130	120,192	11,386	109,071	18,002	11,652

148,860	1,073,975	116,427	742,000	148,478	51,037

24,210	173,907	1,321	134,791	68,050	8,493
106	573	(173)	(411)	(293)	(109)
5	43	11	14	15	6
2,046	0	0	0	1,362	0
6,054	0	0	0	3,365	0
9,336	44,010	2,302	106,536	54,616	1,823
0	0	0	0	0	0
(1,913)	20,131	(2,026)	40,327	4,927	441
102,349	638,441	127,172	1,224,939	81,683	38,546
(136)	(1,962)	(91)	267	12	(105)
(816)	0	0	0	1,934	0
2,538	0	0	0	259	0
(13,558)	29,348	4,790	245,050	4,908	2,427
0	0	0	0	0	0
19,602	36,027	15,793	70,768	10,044	432
149,823	940,518	149,099	1,822,281	230,882	51,954

$298,683	$2,014,493	$265,526	$2,564,281	$379,360	$102,991

$226	$0	$9	$0	$40	$0

ANNUAL REPORT	MARCH 31, 2013	35

Statements of Changes in Net Assets

	PIMCO Convertible Fund		PIMCO Credit Absolute Return Fund		PIMCO Diversified Income Fund		PIMCO Floating Income Fund

(Amounts in thousands)	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Period from August 31, 2011 to March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$26,821	$35,755	$9,098	$2,223	$247,034	$217,133	$148,860	$148,331
Net realized gain (loss)	62,077	33,920	10,078	(809)	149,181	38,685	39,733	(211,169)
Net realized gain (loss) on Affiliate investments	0	0	(177)	4	(164)	219	106	(19)
Net capital gain distributions received from Affiliate investments	0	0	12	0	16	0	5	0
Net change in unrealized appreciation (depreciation)	(56,981)	(30,490)	7,122	1,751	211,549	64,395	110,115	26,231
Net change in unrealized appreciation (depreciation) on Affiliate investments	0	0	(15)	14	(64)	91	(136)	122
Net increase (decrease) resulting from operations	31,917	39,185	26,118	3,183	607,552	320,523	298,683	(36,504)

Distributions to Shareholders:
From net investment income
Institutional Class	(62,131)	(42,407)	(7,145)	(1,231)	(310,708)	(218,296)	(171,636)	(142,499)
Class P	(92)	(45)	(130)	(17)	(5,077)	(2,949)	(1,249)	(2,449)
Administrative Class	(47)	(48)	0	0	(490)	(378)	(8)	(15)
Class D	(255)	(22)	(168)	(58)	(7,567)	(3,347)	(2,335)	(2,940)
Class A	(245)	(34)	(153)	(113)	(15,899)	(11,372)	(6,360)	(7,694)
Class B	0	0	0	0	(284)	(482)	0	0
Class C	(41)	(5)	(22)	(8)	(8,218)	(6,261)	(3,340)	(4,282)
Class R	0	0	(10)	0	0	0	0	0
From net realized capital gains
Institutional Class	(3,399)	(11,002)	(1,089)	0	(14,223)	(15,576)	0	0
Class P	(5)	(6)	(20)	0	(262)	(198)	0	0
Administrative Class	(3)	(11)	0	0	(24)	(15)	0	0
Class D	(17)	(7)	(32)	0	(410)	(232)	0	0
Class A	(15)	(19)	(22)	0	(852)	(834)	0	0
Class B	0	0	0	0	(15)	(36)	0	0
Class C	(3)	(3)	(7)	0	(473)	(559)	0	0
Class R	0	0	(1)	0	0	0	0	0

Total Distributions	(66,253)	(53,609)	(8,799)	(1,427)	(364,502)	(260,535)	(184,928)	(159,879)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(1,159,144)	112,928	606,360	154,390	1,657,966	1,084,690	340,503	965,761

Total Increase (Decrease) in Net Assets	(1,193,480)	98,504	623,679	156,146	1,901,016	1,144,678	454,258	769,378

Net Assets:
Beginning of year or period	1,687,394	1,588,890	156,146	0	5,344,842	4,200,164	3,754,501	2,985,123
End of year or period*	$493,914	$1,687,394	$779,825	$156,146	$7,245,858	$5,344,842	$4,208,759	$3,754,501

*Including undistributed (overdistributed) net investment income of:	$34,621	$44,737	$4,154	$797	$(27,538)	$4,454	$23,150	$22,724

**	See note 12 in the Notes to Financial Statements.

36	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

PIMCO High Yield Fund		PIMCO High Yield Spectrum Fund		PIMCO Income Fund		PIMCO Long-Term Credit Fund		PIMCO Senior Floating Rate Fund

Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Period from April 29, 2011 to March 31, 2012

$1,073,975	$888,437	$116,427	$43,171	$742,000	$393,120	$148,478	$106,507	$51,037	$8,760
238,048	145,634	1,597	7,714	281,654	119,251	132,320	119,603	10,757	(139)
573	167	(173)	35	(411)	(51)	(293)	22	(109)	(1)
43	0	11	0	14	0	15	0	6	0
703,816	(209,308)	147,755	(14,049)	1,540,757	(36,643)	98,828	80,855	41,405	1,353
(1,962)	932	(91)	(3)	267	1	12	0	(105)	0
2,014,493	825,862	265,526	36,868	2,564,281	475,678	379,360	306,987	102,991	9,973

(935,030)	(663,130)	(129,030)	(43,644)	(533,177)	(283,785)	(192,208)	(115,348)	(51,635)	(8,515)
(34,906)	(33,470)	(2,102)	(250)	(85,562)	(15,900)	(45)	0	(128)	(107)
(56,999)	(66,773)	0	0	(665)	(40)	0	0	0	0
(46,323)	(49,594)	(2,914)	(577)	(156,114)	(55,290)	0	0	(126)	(30)
(76,202)	(83,011)	(1,522)	(150)	(135,626)	(43,773)	0	0	(398)	(72)
(801)	(2,244)	0	0	0	0	0	0	0	0
(32,598)	(35,148)	(154)	(162)	(82,073)	(23,749)	0	0	(126)	(30)
(3,224)	(3,215)	0	0	(1,022)	(127)	0	0	(23)	0

0	(10,901)	(544)	(2,033)	(61,810)	(33,937)	(83,185)	(101,632)	(1,926)	(88)
0	(541)	(11)	(3)	(10,157)	(2,229)	(14)	0	(3)	(1)
0	(992)	0	0	(76)	(5)	0	0	0	0
0	(773)	(14)	(21)	(19,187)	(7,159)	0	0	(4)	(1)
0	(1,312)	(6)	(8)	(17,048)	(6,082)	0	0	(12)	(1)
0	(28)	0	0	0	0	0	0	0	0
0	(619)	(1)	(8)	(11,508)	(3,579)	0	0	(6)	0
0	(56)	0	0	(124)	(21)	0	0	(1)	0

(1,186,083)	(951,807)	(136,298)	(46,856)	(1,114,149)	(475,676)	(275,452)	(216,980)	(54,388)	(8,845)

1,871,574	4,558,594	1,981,227	469,836	17,254,114	3,381,597	1,837,534	521,512	1,874,047	403,160

2,699,984	4,432,649	2,110,455	459,848	18,704,246	3,381,599	1,941,442	611,519	1,922,650	404,288

16,824,843	12,392,194	949,478	489,630	7,866,868	4,485,269	2,285,486	1,673,967	404,288	0
$19,524,827	$16,824,843	$3,059,933	$949,478	$26,571,114	$7,866,868	$4,226,928	$2,285,486	$2,326,938	$404,288

$(47,327)	$(757)	$(15,982)	$3,721	$3,032	$46,022	$5,746	$(4,901)	$249	$151

ANNUAL REPORT	MARCH 31, 2013	37

Statement of Cash Flows

Year Ended March 31, 2013
(Amounts in thousands)	PIMCO Long-Term Credit Fund

Cash flows (used for) operating activities:

Net increase in net assets resulting from operations	$379,360

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(5,114,729)
Proceeds from sales of long-term securities	2,622,676
(Purchases) of short-term portfolio investments, net	(119,175)
(Increase) in deposits with counterparty	(23,385)
(Increase) in receivable for investments sold	(75,209)
(Increase) in interest and dividends receivable	(28,463)
Decrease in OTC swap premiums received (paid)	9,312
(Decrease) in payable for investments purchased	(57,404)
Increase in deposits from counterparty	7,755
Increase in accrued investment advisory fees	462
Increase in accrued supervisory and administrative fees	385
Increase in variation margin receivable (payable) on financial derivative instruments	812
Proceeds from currency transactions	5,240
(Increase) in other liabilities	9
Net change in unrealized (appreciation) on investments	(81,683)
Net change in unrealized (appreciation) on Affiliate investments	(12)
Net change in unrealized (appreciation) on futures contracts	(1,934)
Net change in unrealized (appreciation) on written options	(259)
Net change in unrealized (appreciation) on swaps	(4,908)
Net change in unrealized (appreciation) on translation of assets and liabilities in foreign currencies	(10,044)
Net realized (gain) on investments, written options and foreign currency transactions	(76,064)
Net accretion (amortization) on investments	6,131
Net cash (used for) operating activities	(2,561,127)

Cash flows received from financing activities:
Proceeds from shares sold	2,236,466
Payment on shares redeemed	(668,409)
Cash dividend paid*	(6,068)
Proceeds from reverse repurchase agreements	5,197,977
Payments on reverse repurchase agreements	(4,417,899)
Proceeds from sale-buyback transactions	5,525,516
Payments on sale-buyback transactions	(5,306,418)
Proceeds from deposits from counterparty	21,432
Payments on deposits from counterparty	(19,912)
Net cash received from financing activities	2,562,685

Net Increase in Cash and Foreign Currency	1,558

Cash and Foreign Currency:
Beginning of year	9,570
End of year	$11,128

* Reinvestment of dividends	$268,970

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$888

38	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Convertible Fund

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.1%

BANKING & FINANCE 1.1%
AGFC Capital Trust
6.000% due 01/15/2067	$6,800	$5,542

Total Corporate Bonds & Notes (Cost $3,334)		5,542

CONVERTIBLE BONDS & NOTES 64.8%

BANKING & FINANCE 5.6%
Affiliated Managers Group, Inc.
3.950% due 08/15/2038	2,305	2,870
Air Lease Corp.
3.875% due 12/01/2018	400	493
Boston Properties LP
3.625% due 02/15/2014	4,260	4,417
3.750% due 05/15/2036	10,600	10,951
Digital Realty Trust LP
5.500% due 04/15/2029	1,200	2,014
Health Care REIT, Inc.
3.000% due 12/01/2029	500	656
SL Green Operating Partnership LP
3.000% due 10/15/2017	5,050	6,013

		27,414

INDUSTRIALS 56.6%
Advanced Micro Devices, Inc.
6.000% due 05/01/2015	4,295	4,290
AK Steel Corp.
5.000% due 11/15/2019	3,000	2,818
Alcoa, Inc.
5.250% due 03/15/2014	1,700	2,355
Alliance One International, Inc.
5.500% due 07/15/2014	445	457
Alpha Natural Resources, Inc.
2.375% due 04/15/2015	1,230	1,173
Amkor Technology, Inc.
6.000% due 04/15/2014	2,300	3,200
BioMarin Pharmaceutical, Inc.
1.875% due 04/23/2017	1,300	4,018
Cephalon, Inc.
2.500% due 05/01/2014	8,000	7,969
Chart Industries, Inc.
2.000% due 08/01/2018	1,200	1,631
Chesapeake Energy Corp.
2.500% due 05/15/2037	3,120	3,005
2.750% due 11/15/2035	1,500	1,509
Ciena Corp.
4.000% due 03/15/2015	4,200	4,672
Concur Technologies, Inc.
2.500% due 04/15/2015	1,375	1,937
Continental Airlines, Inc.
4.500% due 01/15/2015	2,000	3,587
Danaher Corp.
0.000% due 01/22/2021	1,500	2,712
Electronic Arts, Inc.
0.750% due 07/15/2016	4,000	3,895
EMC Corp.
1.750% due 12/01/2013 (d)	8,140	12,154
Endo Health Solutions, Inc.
1.750% due 04/15/2015	1,150	1,374
Equinix, Inc.
4.750% due 06/15/2016	2,500	6,595
General Cable Corp.
0.875% due 11/15/2013	2,000	1,995

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gilead Sciences, Inc.
1.625% due 05/01/2016	$7,300	$15,859
Hologic, Inc.
2.000% due 12/15/2037	2,400	2,904
Hornbeck Offshore Services, Inc.
1.500% due 09/01/2019	5,000	5,841
Illumina, Inc.
0.250% due 03/15/2016	5,000	4,825
Incyte Corp. Ltd.
4.750% due 10/01/2015	2,700	7,297
Intel Corp.
2.950% due 12/15/2035	400	426
International Game Technology
3.250% due 05/01/2014	3,500	3,782
Jarden Corp.
1.875% due 09/15/2018	2,400	2,747
Leap Wireless International, Inc.
4.500% due 07/15/2014	1,920	1,966
Lennar Corp.
2.000% due 12/01/2020	1,100	1,670
Liberty Interactive LLC
3.500% due 01/15/2031	1,500	791
3.750% due 02/15/2030	2,000	1,350
4.000% due 11/15/2029	2,000	1,405
LifePoint Hospitals, Inc.
3.500% due 05/15/2014	2,359	2,585
Linear Technology Corp.
3.000% due 05/01/2027	1,900	2,035
Mentor Graphics Corp.
4.000% due 04/01/2031	2,000	2,359
MGM Resorts International
4.250% due 04/15/2015 (d)	4,300	4,679
Microchip Technology, Inc.
2.125% due 12/15/2037	2,200	3,135
Micron Technology, Inc.
1.500% due 08/01/2031	5,000	5,825
1.875% due 06/01/2014	5,000	5,150
Microsoft Corp.
0.000% due 06/15/2013	5,000	5,009
Molina Healthcare, Inc.
1.125% due 01/15/2020	10,000	10,050
Molycorp, Inc.
3.250% due 06/15/2016	4,700	2,902
Mylan, Inc.
3.750% due 09/15/2015	1,300	2,887
Navistar International Corp.
3.000% due 10/15/2014	1,000	1,026
NetApp, Inc.
1.750% due 06/01/2013	15,400	16,834
Newmont Mining Corp.
1.625% due 07/15/2017 (d)	16,500	20,285
Novellus Systems, Inc.
2.625% due 05/15/2041	4,000	5,462
Omnicare, Inc.
3.750% due 12/15/2025	500	810
PHH Corp.
6.000% due 06/15/2017	3,000	5,790
Rovi Corp.
2.625% due 02/15/2040	4,950	5,058
Saks, Inc.
2.000% due 03/15/2024	2,000	2,011
Salesforce.com, Inc.
0.750% due 01/15/2015	2,050	4,323
Salix Pharmaceuticals Ltd.
1.500% due 03/15/2019	3,100	3,303

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SanDisk Corp.
1.500% due 08/15/2017	$2,100	$2,717
SBA Communications Corp.
4.000% due 10/01/2014	2,400	5,734
Symantec Corp.
1.000% due 06/15/2013	3,000	3,874
Teva Pharmaceutical Finance Co. LLC
0.250% due 02/01/2026	3,000	3,133
Trinity Industries, Inc.
3.875% due 06/01/2036	1,810	2,180
U.S. Steel Corp.
4.000% due 05/15/2014	2,500	2,614
VeriSign, Inc.
3.250% due 08/15/2037	2,500	3,717
Vertex Pharmaceuticals, Inc.
3.350% due 10/01/2015	2,000	2,404
Walter Investment Management Corp.
4.500% due 11/01/2019	7,500	8,091
WellPoint, Inc.
2.750% due 10/15/2042	4,800	5,268
Wright Medical Group, Inc.
2.000% due 08/15/2017	1,000	1,151
Xilinx, Inc.
2.625% due 06/15/2017	3,000	4,269
XPO Logistics, Inc.
4.500% due 10/01/2017	600	712

		279,591

UTILITIES 2.6%
CenterPoint Energy, Inc.
0.283% due 09/15/2029	275	12,736

Total Convertible Bonds & Notes (Cost $288,439)		319,741

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%
Illinois Finance Authority Revenue Notes, Series 2007
9.000% due 03/01/2014^	320	109

Total Municipal Bonds & Notes (Cost $320)		109

U.S. TREASURY OBLIGATIONS 23.3%
U.S. Treasury Bonds
2.750% due 08/15/2042 (h)(i)	100	93
U.S. Treasury Notes
0.250% due 11/30/2013	700	700
0.500% due 11/15/2013 (h)	1,747	1,751
1.000% due 01/15/2014 (h)	879	885
1.125% due 12/31/2019 (f)	60,600	60,439
1.250% due 02/15/2014	5,794	5,850
1.250% due 03/15/2014 (h)	4,706	4,755
1.500% due 12/31/2013 (h)(j)	700	707
1.625% due 11/15/2022 (f)	37,700	37,070
1.875% due 02/28/2014	2,900	2,946

Total U.S. Treasury Obligations (Cost $114,175)		115,196

ASSET-BACKED SECURITIES 0.0%
Argent Securities, Inc.
1.254% due 12/25/2033	117	112

Total Asset-Backed Securities (Cost $95)		112

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	39

Schedule of Investments PIMCO Convertible Fund (Cont.)

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 5.5%

CONSUMER DISCRETIONARY 1.5%
Liberty Global, Inc. ‘A’ (a)	1	$0
Motors Liquidation Co. GUC Trust (a)	10,131	274
priceline.com, Inc. (a)	10,152	6,984

		7,258

CONSUMER STAPLES 0.0%
SUPERVALU, Inc.	45,830	231

		231

HEALTH CARE 0.0%
Elan Corp. PLC SP - ADR (a)	1	0

		0

INFORMATION TECHNOLOGY 4.0%
Advanced Micro Devices, Inc. (a)	1,053,902	2,687
Alliance Data Systems Corp. (a)	34,630	5,606
Intel Corp.	513,435	11,219

		19,512

Total Common Stocks (Cost $31,141)		27,001

CONVERTIBLE PREFERRED SECURITIES 17.6%

BANKING & FINANCE 8.0%
Health Care REIT, Inc.
6.500% due 12/31/2049 (c)	72,000	4,472
MetLife, Inc.
5.000% due 10/08/2014	115,000	5,681
Swift Mandatory Common Exchange Security Trust
6.000% due 12/31/2013	70,910	893
Wells Fargo & Co.
7.500% due 12/31/2049 (c)	21,958	28,298

		39,344

INDUSTRIALS 7.0%
AngloGold Ashanti Holdings Finance PLC
6.000% due 09/15/2013	146,100	4,161

	SHARES	MARKET VALUE (000S)
Apache Corp.
6.000% due 08/01/2013	188,200	$8,382
General Motors Co.
4.750% due 12/01/2013	242,000	10,392
Motors Liquidation Co.
5.250% due 03/06/2032 (a)	400,000	0
Stanley Black & Decker, Inc.
4.750% due 11/17/2015	65,000	8,228
United Technologies Corp.
7.500% due 08/01/2015	60,000	3,591

		34,754

UTILITIES 2.6%
AES Trust
6.750% due 10/15/2029	53,870	2,711
NextEra Energy, Inc.
7.000% due 09/01/2013	50,000	2,893
PPL Corp.
8.750% due 05/01/2014	100,000	5,575
9.500% due 07/01/2013	35,000	1,918

		13,097

Total Convertible Preferred Securities (Cost $82,421)		87,195

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.6%

REPURCHASE AGREEMENTS 1.1%
Banc of America Securities LLC
0.210% due 04/01/2013	$1,800	1,800
(Dated 03/28/2013. Collateralized by U.S. Treasury Bonds 3.125% due 02/15/2043 valued at $1,844. Repurchase proceeds are $1,800.)
Citigroup Global Markets, Inc.
0.200% due 04/01/2013	300	300
(Dated 03/28/2013. Collateralized by U.S. Treasury Notes 0.250% due 06/30/2014 valued at $306. Repurchase proceeds are $300.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Street Bank and Trust Co.
0.010% due 04/01/2013	$3,388	$3,388
(Dated 03/28/2013. Collateralized by Fannie Mae 2.140% due 11/07/2022 valued at $3,457. Repurchase proceeds are $3,388.)

		5,488

U.S. TREASURY BILLS 1.2%
0.121% due 04/18/2013 - 03/06/2014 (b)(h)(i)(j)	5,652	5,648

U.S. TREASURY CASH MANAGEMENT BILLS 0.3%
0.108% due 04/15/2013 (b)(i)	1,407	1,407

Total Short-Term Instruments (Cost $12,543)		12,543

PURCHASED OPTIONS (l) 0.1%
(Cost $783)		363

Total Investments 115.0% (Cost $533,251)		$567,802

Written Options (m) (0.1%) (Premiums $725)		(426)

Other Assets and Liabilities (Net) (14.9%)		(73,462)

Net Assets 100.0%		$493,914

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Perpetual maturity, date shown represents next contractual call date.
(d)	Securities with an aggregate market value of $23,129 and cash of $4,970 have been pledged as collateral as of March 31, 2013 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $89,948 at a weighted average interest rate of 0.095%.
(f)	Securities with an aggregate market value of $93,084 have been pledged or delivered as collateral for forward settling transactions, such as delayed-delivery or sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of March 31, 2013.

40	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

(g)	Sale-buyback financing transactions as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
GLM	0.200%	03/15/2013	04/04/2013	$1,779	$(1,779)
MSC	0.180%	03/08/2013	04/02/2013	6,438	(6,439)
TDM	0.170%	03/13/2013	04/05/2013	51,682	(51,693)
	0.190%	03/15/2013	04/02/2013	32,279	(32,284)

					$(92,195)

(1)	Payable for sale-buyback financing transactions includes $7 of deferred price drop on sale-buyback financing transactions.

(h)	Securities with an aggregate market value of $5,912 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
E-mini S&P 500 Index June Futures	Long	06/2013	1,084	$1,218
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2013	465	(739)
U.S. Treasury 10-Year Note June Futures	Long	06/2013	329	267

				$746

(i)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $2,519 and cash of $1,124 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Credit Default Swaps on Credit Indices - Sell Protection (3)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)	Market Value (6)	Unrealized Appreciation
CDX.HY-19 5-Year Index	5.000%	12/20/2017	$28,400	$1,211	$1,687

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	1.500%	06/19/2020	$	19,700	$(41)	$219
Pay	3-Month USD-LIBOR	3.000%	03/21/2023		60,000	(430)	194
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023	AUD	21,500	(86)	(86)

						$(557)	$327

(j)	Securities with an aggregate market value of $1,816 have been pledged as collateral for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(k)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate Issues - Buy Protection (2)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Advanced Micro Devices, Inc.	DUB	(5.000%	)	06/20/2015	4.806%	$	3,000	$(14)	$105	$(119)
AK Steel Corp.	GST	(5.000%	)	12/20/2014	5.783%		5,000	67	388	(321)
International Game Technology	DUB	(1.000%	)	06/20/2014	0.405%		9,200	(69)	212	(281)
Lennar Corp.	BRC	(5.000%	)	12/20/2013	0.353%		4,600	(166)	(105)	(61)

								$(182)	$600	$(782)

Credit Default Swaps on Corporate Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Advanced Micro Devices, Inc.	DUB	5.000%	09/20/2017	7.509%	$	1,500	$(136)	$(86)	$(50)
Advanced Micro Devices, Inc.	GST	5.000%	09/20/2017	7.509%		3,500	(319)	(193)	(126)
CMS Energy Corp.	BOA	1.000%	12/20/2015	0.456%		6,500	101	(360)	461
HCA, Inc.	CBK	2.400%	06/20/2014	0.480%		400	10	0	10
Nokia OYJ	FBF	5.000%	09/20/2017	5.614%	EUR	10,000	(273)	(2,198)	1,925
Radioshack Corp.	DUB	5.000%	09/20/2013	7.070%	$	8,000	(85)	(340)	255
Starwood Hotels & Resorts Worldwide, Inc.	DUB	1.000%	12/20/2014	0.292%		13,000	165	172	(7)
Valeant Pharmaceuticals International	GST	5.000%	06/20/2016	2.300%		900	76	(14)	90

							$(461)	$(3,019)	$2,558

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	41

Schedule of Investments PIMCO Convertible Fund (Cont.)

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)		Market Value (6)	Premiums Paid	Unrealized Appreciation
iTraxx Europe Senior Financials 18 Index	BRC	(1.000%	)	12/20/2017	EUR	37,500	$1,728	$608	$1,120

Credit Default Swaps on Credit Indices - Sell Protection (3)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)		Market Value (6)	Premiums (Received)	Unrealized Appreciation
CDX.HY-19 5-Year Index	MYC	5.000%	12/20/2017	$	15,900	$678	$(258)	$936

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(l)	Purchased options outstanding as of March 31, 2013:

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,485.000	04/20/2013	292	$328	$69
Put - CBOE S&P 500 Index	1,550.000	04/20/2013	162	352	167

				$680	$236

Options on Securities
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Molycorp, Inc.	$5.000	04/20/2013	4,700	$103	$127

(m)	Written options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.800%	07/29/2013	$	9,200	$32	$(34)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		9,200	64	(28)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		11,200	43	(41)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		11,200	79	(34)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		3,100	9	(11)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		3,100	22	(10)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		36,700	150	(134)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		36,700	293	(113)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		3,100	12	(11)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		3,100	21	(10)

								$725	$(426)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2012	0	$0	EUR	0	$0
Sales	52	1,416,000		62,300	3,188
Closing Buys	(52)	(289,400)		0	(881)
Expirations	0	(1,000,000)		(62,300)	(1,582)
Exercised	0	0		0	0

Balance at 03/31/2013	0	$126,600	EUR	0	$725

42	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

(n)	Short sales outstanding as of March 31, 2013:

Description	Shares	Proceeds	Market Value
3M Co.	42,688	$3,881	$(4,538)
Emerson Electric Co.	77,610	3,869	(4,336)
Nokia OYJ	1,209,068	3,106	(3,912)

		$10,856	$(12,786)

(o)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	211	$	216	BRC	$0	$(4)	$(4)
04/2013		9,906		10,303	CBK	0	(10)	(10)
04/2013		20,535		21,102	JPM	0	(276)	(276)
04/2013	BRL	51,963		25,215	JPM	0	(500)	(500)
04/2013		51,963		25,804	UAG	89	0	89
04/2013	EUR	623		817	DUB	19	0	19
04/2013		23,694		31,486	GLM	1,114	0	1,114
04/2013		635		824	HUS	10	0	10
04/2013	JPY	133,866		1,504	BRC	82	0	82
04/2013		133,867		1,502	UAG	79	0	79
04/2013	MYR	5,125		1,654	UAG	0	(1)	(1)
04/2013	$	10,801	AUD	10,483	BPS	112	0	112
04/2013		10,118		9,692	BRC	0	(28)	(28)
04/2013		222		214	DUB	1	0	1
04/2013		301		295	FBF	6	0	6
04/2013		25,804	BRL	51,963	JPM	0	(89)	(89)
04/2013		25,232		51,963	UAG	483	0	483
04/2013		7,594	EUR	5,817	BPS	0	(137)	(137)
04/2013		397		303	CBK	0	(9)	(9)
04/2013		2,894	JPY	268,010	FBF	0	(46)	(46)
04/2013		1,666	MYR	5,125	BRC	0	(10)	(10)
05/2013	EUR	18,832	$	24,074	BPS	0	(70)	(70)
04/2014	CNY	32,588		5,132	JPM	0	(32)	(32)
04/2014	$	5,301	CNY	32,588	JPM	0	(138)	(138)

						$1,995	$(1,350)	$645

(p)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$5,542	$0	$5,542
Convertible Bonds & Notes
Banking & Finance	0	27,414	0	27,414
Industrials	0	279,591	0	279,591
Utilities	0	12,736	0	12,736
Municipal Bonds & Notes
Illinois	0	109	0	109
U.S. Treasury Obligations	0	115,196	0	115,196
Asset-Backed Securities	0	112	0	112
Common Stocks
Consumer Discretionary	7,258	0	0	7,258
Consumer Staples	231	0	0	231
Health Care	0	0	0	0
Information Technology	19,512	0	0	19,512
Convertible Preferred Securities
Banking & Finance	38,451	893	0	39,344
Industrials	34,754	0	0	34,754
Utilities	10,204	2,893	0	13,097
Short-Term Instruments
Repurchase Agreements	0	5,488	0	5,488

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
U.S. Treasury Bills	$0	$5,648	$0	$5,648
U.S. Treasury Cash Management Bills	0	1,407	0	1,407
Purchased Options
Equity Contracts	0	363	0	363
	$110,410	$457,392	$0	$567,802

Short Sales, at value	$(12,786)	$0	$0	$(12,786)

Financial Derivative Instruments - Assets
Credit Contracts	0	6,394	90	6,484
Equity Contracts	1,218	0	0	1,218
Foreign Exchange Contracts	0	1,995	0	1,995
Interest Rate Contracts	267	413	0	680
	$1,485	$8,802	$90	$10,377

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(965)	0	(965)
Foreign Exchange Contracts	0	(1,350)	0	(1,350)
Interest Rate Contracts	(739)	(512)	0	(1,251)
	$(739)	$(2,827)	$0	$(3,566)

Totals	$98,370	$463,367	$90	$561,827

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	43

Schedule of Investments PIMCO Convertible Fund (Cont.)

(ii) Assets valued at $2,893 were transferred from Level 1 to Level 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
Corporate Bonds & Notes
Industrials	$39	$0	$(40)	$0	$3	$(2)	$0	$0	$0	$0
Convertible Bonds & Notes
Banking & Finance	3,974	0	(4,000)	0	0	26	0	0	0	0
Industrials	0	0	0	0	0	0	0	0	0	0
Convertible Preferred Securities
Industrials	100	0	0	0	0	(100)	0	0	0	(100)

	$4,113	$0	$(4,040)	$0	$3	$(76)	$0	$0	$0	$(100)

Financial Derivative Instruments - Assets
Credit Contracts	$0	$0	$0	$0	$0	$90	$0	$0	$90	$90

Totals	$4,113	$0	$(4,040)	$0	$3	$14	$0	$0	$90	$(10)

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Convertible Preferred Securities
Industrials	$0	Other Valuation Techniques (4)	—	—

Financial Derivative Instruments - Assets
Credit Contracts	90	Indicative Market Quotations	Broker Quote	8.26

Total	$90

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

(q)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$363	$0	$0	$363
Variation margin receivable on financial derivative instruments (2)	0	55	320	0	387	762
Unrealized appreciation on foreign currency contracts	0	0	0	1,995	0	1,995
Unrealized appreciation on OTC swap agreements	0	4,797	0	0	0	4,797

	$0	$4,852	$683	$1,995	$387	$7,917

Liabilities:
Written options outstanding	$0	$0	$0	$0	$426	$426
Variation margin payable on financial derivative instruments (2)	0	0	0	0	267	267
Unrealized depreciation on foreign currency contracts	0	0	0	1,350	0	1,350
Unrealized depreciation on OTC swap agreements	0	965	0	0	0	965

	$0	$965	$0	$1,350	$693	$3,008

44	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized gain (loss) on investments (purchased options)	$0	$(1,816)	$(6,322)	$(576)	$1,019	$(7,695)
Net realized gain (loss) on futures contracts	0	0	1,764	0	(4,079)	(2,315)
Net realized gain on written options	0	2,074	0	0	229	2,303
Net realized gain (loss) on swaps	0	19,117	0	0	(2,831)	16,286
Net realized gain on foreign currency transactions	0	0	0	150	0	150

	$0	$19,375	$(4,558)	$(426)	$(5,662)	$8,729

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$2,175	$526	$0	$2,701
Net change in unrealized appreciation (depreciation) on futures contracts	0	0	2,680	0	(472)	2,208
Net change in unrealized appreciation on written options	0	0	0	0	300	300
Net change in unrealized appreciation (depreciation) on swaps	0	4,132	0	0	(4,648)	(516)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	415	0	415

	$0	$4,132	$4,855	$941	$(4,820)	$5,108

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $746 and open centrally cleared swaps cumulative appreciation/(depreciation) of $2,014 as reported in the Notes to Schedule of Investments.

(r)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$39	$(240)	$(201)
BPS	(95)	0	(95)
BRC	1,602	(1,530)	72
CBK	(9)	0	(9)
DUB	(119)	79	(40)
FBF	(313)	271	(42)
GLM	1,039	(1,130)	(91)
GST	(176)	0	(176)
HUS	10	0	10
JPM	(1,056)	1,206	150
MYC	431	(950)	(519)
RYL	(21)	261	240
UAG	650	(650)	0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	45

Schedule of Investments PIMCO Credit Absolute Return Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 16.3%
AABS Ltd.
4.875% due 01/10/2038		$2,573	$2,614
Air Medical Group Holdings, Inc.
6.500% due 05/29/2018		1,247	1,278
Albertsons LLC
6.250% due 03/21/2016		7,000	7,128
Alliance Boots Holdings Ltd.
3.993% due 07/10/2017	GBP	6,000	9,028
Ancestry.com, Inc.
7.000% due 12/28/2018		$2,519	2,532
Arch Coal, Inc.
5.750% due 05/16/2018		4,895	4,983
Ardent Medical Services, Inc.
6.750% due 07/02/2018		1,995	2,032
AWAS Aviation Capital Ltd.
4.750% due 07/16/2018		784	792
Bausch & Lomb, Inc.
5.250% due 05/17/2019		422	426
Charter Communications, Inc.
3.460% due 09/06/2016		179	180
4.000% due 05/15/2019		198	200
Chrysler Group LLC
6.000% due 05/24/2017		1,432	1,462
Constellation Brands, Inc.
3.000% due 12/30/2013		2,750	2,740
Crown Castle Operating Co.
4.000% due 01/31/2019		538	545
DaVita, Inc.
2.710% due 11/01/2017		4,592	4,603
Dell, Inc.
6.250% due 11/06/2013		1,442	1,436
Delos Aircraft, Inc.
4.750% due 04/12/2016		1,000	1,008
Dole Food Co., Inc.
6.000% due 07/08/2018		959	963
FMG America Finance, Inc.
5.250% due 10/18/2017		4,826	4,889
Freedom Group, Inc.
5.500% due 04/19/2019		695	699
HD Supply, Inc.
4.500% due 10/12/2017		1,995	2,016
Health Management Associates, Inc.
3.500% due 11/18/2018		972	982
HJ Heinz Co.
3.500% due 03/27/2020		3,200	3,232
Hologic, Inc.
4.500% due 08/01/2019		846	859
IMS Health, Inc.
3.750% due 09/01/2017		568	575
Kinetic Concepts, Inc.
5.500% due 05/04/2018		2,910	2,967
MGM Resorts International, Inc.
3.284% due 12/20/2017		1,393	1,398
4.250% due 12/20/2019		6,733	6,855
Neiman Marcus Group, Inc.
4.000% due 05/16/2018		2,400	2,411
NXP BV
4.500% due 03/04/2017		346	355
4.750% due 01/11/2020		4,214	4,316
Ocwen Financial Corp.
5.000% due 02/15/2018		3,100	3,154
Pharmaceutical Product Development, Inc.
4.250% due 12/05/2018		2,294	2,327
Plains Exploration & Production Co.
4.000% due 11/30/2019		1,025	1,029

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Realogy Corp.
4.500% due 03/05/2020		$1,500	$1,523
Regent Seven Seas Cruises, Inc.
4.750% due 12/21/2018		3,694	3,749
Reynolds Group Holdings, Inc.
4.750% due 09/28/2018		871	884
Riverbed Technology, Inc.
4.000% due 12/18/2019		776	786
Roofing Supply Group LLC
5.000% due 05/31/2019		4,602	4,672
Royal Bank of Scotland PLC
5.500% due 03/22/2020		6,500	6,577
RPI Finance Trust
3.250% due 11/10/2016		298	300
Springleaf Financial Funding Co.
5.500% due 05/10/2017		4,717	4,756
Station Casinos, Inc.
5.000% due 03/01/2020		2,700	2,734
U.S. Foods, Inc.
5.750% due 03/31/2017		2,730	2,772
Valeant Pharmaceuticals International, Inc.
3.500% due 02/13/2019		2,488	2,513
3.500% due 12/11/2019		1,995	2,015
Vodafone Americas Finance, Inc.
6.875% due 08/17/2015		1,128	1,157
Walter Energy, Inc.
5.750% due 04/01/2018		2,732	2,752
Walter Investment Management Corp.
5.750% due 11/28/2017		4,739	4,831
Warner Chilcott Co. LLC
4.250% due 03/15/2018		2,591	2,629

Total Bank Loan Obligations (Cost $124,519)			126,664

CORPORATE BONDS & NOTES 32.2%

BANKING & FINANCE 11.3%
Aviation Loan Trust
2.390% due 12/15/2022		3,784	3,515
Banque PSA Finance S.A.
3.875% due 01/14/2015	EUR	8,200	10,640
Cantor Commercial Real Estate Co. LP
7.750% due 02/15/2018		$2,700	2,761
Corrections Corp. of America
4.625% due 05/01/2023 (a)		3,450	3,541
Fiat Finance & Trade S.A.
6.875% due 02/13/2015	EUR	800	1,079
7.625% due 09/15/2014		200	271
HSBC Bank Capital Funding Sterling LP
5.862% due 04/07/2020 (c)	GBP	350	525
Intesa Sanpaolo SpA
3.125% due 01/15/2016		$2,000	1,957
3.875% due 01/16/2018		5,600	5,423
Jefferies Finance LLC
7.375% due 04/01/2020		7,800	7,975
LBG Capital PLC
7.588% due 05/12/2020	GBP	705	1,106
9.334% due 02/07/2020		450	758
15.000% due 12/21/2019		4,300	9,409
Nationstar Mortgage LLC
6.500% due 07/01/2021		$10,300	10,789
7.875% due 10/01/2020		2,574	2,857
Oxford Finance LLC
7.250% due 01/15/2018		1,425	1,486
Piper Jaffray Cos.
4.784% due 11/30/2015		500	502

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rabobank Group
6.875% due 03/19/2020	EUR	1,200	$1,731
Regions Financial Corp.
4.875% due 04/26/2013		$300	301
Santander Issuances S.A.U.
4.500% due 09/30/2019	EUR	500	542
SLM Corp.
6.000% due 01/25/2017		$1,200	1,311
8.000% due 03/25/2020		1,500	1,746
8.450% due 06/15/2018		6,750	8,032
Weyerhaeuser Co.
6.875% due 12/15/2033		600	731
7.125% due 07/15/2023		2,275	2,818
7.375% due 10/01/2019		200	246
7.375% due 03/15/2032		2,000	2,542
7.950% due 03/15/2025		200	263
8.500% due 01/15/2025		2,525	3,434

			88,291

INDUSTRIALS 18.6%
ALROSA Finance S.A.
7.750% due 11/03/2020		1,550	1,823
American Airlines Pass-Through Trust
8.625% due 04/15/2023		2,045	2,127
10.375% due 01/02/2021		899	940
AngloGold Ashanti Holdings PLC
5.125% due 08/01/2022		3,900	3,963
Arch Coal, Inc.
7.000% due 06/15/2019		500	454
7.250% due 10/01/2020		3,150	2,851
7.250% due 06/15/2021		1,800	1,625
Aviation Capital Group Corp.
4.625% due 01/31/2018		4,000	4,133
6.750% due 04/06/2021		500	557
7.125% due 10/15/2020		850	967
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016		404	428
Bertin S.A.
10.250% due 10/05/2016		1,150	1,323
Brunswick Rail Finance Ltd.
6.500% due 11/01/2017		1,100	1,169
Cemex Finance LLC
9.500% due 12/14/2016		5,500	5,981
Cemex S.A.B. de C.V.
9.500% due 06/15/2018		1,300	1,518
Continental Airlines Pass-Through Trust
9.250% due 11/10/2018		145	162
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020		1,400	1,225
DFS Furniture Holdings PLC
7.625% due 08/15/2018	GBP	450	690
Digicel Ltd.
6.000% due 04/15/2021		$4,700	4,688
ESAL GmbH
6.250% due 02/05/2023		5,400	5,454
Europcar Groupe S.A.
11.500% due 05/15/2017	EUR	6,300	8,976
Fidelity & Guaranty Life Holdings, Inc.
6.375% due 04/01/2021		$3,700	3,792
FMG Resources Pty. Ltd.
7.000% due 11/01/2015		5,400	5,683
Grupo Posadas S.A.B. de C.V.
7.875% due 11/30/2017		1,700	1,836
Harvest Operations Corp.
6.875% due 10/01/2017		600	674
HD Supply, Inc.
11.000% due 04/15/2020		3,800	4,626

46	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hertz Corp.
4.250% due 04/01/2018		$1,600	$1,638
Intelsat Luxembourg S.A.
6.750% due 06/01/2018 (a)		2,300	2,381
8.125% due 06/01/2023 (a)		3,000	3,060
JBS S.A.
10.500% due 08/04/2016		600	687
McClatchy Co.
9.000% due 12/15/2022		5,550	6,049
Midstates Petroleum Co., Inc.
10.750% due 10/01/2020		9,625	10,732
Millar Western Forest Products Ltd.
8.500% due 04/01/2021		1,225	1,231
Mongolian Mining Corp.
8.875% due 03/29/2017		1,225	1,262
OGX Austria GmbH
8.375% due 04/01/2022		1,100	833
8.500% due 06/01/2018		3,050	2,394
OJSC Novolipetsk Steel via Steel Funding Ltd.
4.450% due 02/19/2018		1,900	1,905
PetroBakken Energy Ltd.
8.625% due 02/01/2020		9,175	9,404
Ply Gem Industries, Inc.
9.375% due 04/15/2017		815	901
Rockies Express Pipeline LLC
3.900% due 04/15/2015		1,750	1,772
5.625% due 04/15/2020		3,160	2,947
6.000% due 01/15/2019		1,350	1,326
6.850% due 07/15/2018		2,800	2,877
Station Casinos LLC
7.500% due 03/01/2021		4,600	4,749
Studio City Finance Ltd.
8.500% due 12/01/2020		5,475	6,036
Sun Products Corp.
7.750% due 03/15/2021		2,100	2,126
U.S. Airways Pass-Through Trust
6.750% due 12/03/2022		1,100	1,172
8.000% due 04/01/2021		200	221
USG Corp.
9.750% due 01/15/2018		2,535	3,017
Walter Energy, Inc.
9.875% due 12/15/2020		5,950	6,485
Western Refining, Inc.
6.250% due 04/01/2021		1,775	1,817

			144,687

UTILITIES 2.3%
Energy Future Intermediate Holding Co. LLC
10.000% due 12/01/2020		3,376	3,831
NGPL PipeCo LLC
7.119% due 12/15/2017		9,310	9,962
Talos Production LLC
9.750% due 02/15/2018		400	398
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	200	262
VimpelCom Holdings BV
5.950% due 02/13/2023		$1,900	1,897
Zhaikmunai LP via Zhaikmunai International BV
7.125% due 11/13/2019		1,800	1,930

			18,280

Total Corporate Bonds & Notes (Cost $248,497)			251,258

U.S. TREASURY OBLIGATIONS 8.6%
U.S. Treasury Notes
0.250% due 11/30/2013		1,100	1,101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.750% due 02/28/2018 (g)(h)		$57,500	$57,522
1.250% due 02/15/2014 (g)		872	880
1.250% due 03/15/2014 (g)		2,929	2,960
1.875% due 02/28/2014 (g)		4,700	4,774

Total U.S. Treasury Obligations (Cost $67,132)			67,237

MORTGAGE-BACKED SECURITIES 4.2%
American Home Mortgage Assets LLC
0.414% due 10/25/2046		1,290	848
American Home Mortgage Investment Trust
2.197% due 11/25/2045^		145	120
Banc of America Funding Corp.
7.000% due 10/25/2037^		628	402
Banc of America Large Loan Trust
2.503% due 11/15/2015		2,217	2,235
Banc of America Mortgage Trust
6.000% due 10/25/2036		1,885	1,696
BCAP LLC Trust
0.414% due 04/25/2037		441	380
Bear Stearns Adjustable Rate Mortgage Trust
2.370% due 02/25/2036		877	692
Berica Residential MBS SRL
0.537% due 03/31/2048	EUR	434	513
Chase Mortgage Finance Corp.
5.395% due 09/25/2036		$479	422
Citimortgage Alternative Loan Trust
6.000% due 10/25/2036		579	483
Countrywide Alternative Loan Trust
0.374% due 11/25/2036		545	421
0.374% due 06/25/2046		887	677
0.374% due 05/25/2047		647	522
0.393% due 09/20/2046		943	587
0.394% due 08/25/2046		575	409
0.394% due 09/25/2046		394	278
0.514% due 11/25/2035		384	285
1.504% due 10/25/2035		813	657
1.577% due 08/25/2035		840	690
5.750% due 07/25/2035		400	352
6.000% due 05/25/2036^		2,090	1,685
6.000% due 01/25/2037^		744	606
Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 10/25/2035		626	632
5.750% due 07/25/2037		646	633
6.000% due 10/25/2034		49	52
First Horizon Alternative Mortgage Securities
2.398% due 08/25/2035		491	434
6.000% due 05/25/2036		28	24
6.000% due 07/25/2036^		145	129
Indymac Index Mortgage Loan Trust
0.454% due 02/25/2037		500	241
2.884% due 07/25/2037		820	503
JPMorgan Alternative Loan Trust
6.050% due 11/25/2036		760	594
JPMorgan Mortgage Trust
2.985% due 10/25/2036		1,578	1,317
Lehman Mortgage Trust
6.000% due 09/25/2037		1,706	1,656
Lehman XS Trust
0.364% due 03/25/2047		2,316	1,449
MASTR Adjustable Rate Mortgages Trust
4.972% due 11/25/2034		982	954
MASTR Asset Securitization Trust
6.000% due 10/25/2036		84	84
Merrill Lynch Alternative Note Asset
0.314% due 03/25/2037		3,853	1,653

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Mortgage Loan Trust
2.522% due 11/25/2037		$922	$682
Residential Accredit Loans, Inc. Trust
0.394% due 07/25/2036		1,767	1,310
0.554% due 08/25/2035^		2,481	1,801
3.297% due 07/25/2035		152	141
3.768% due 12/25/2035		929	722
3.827% due 09/25/2035		153	122
6.500% due 07/25/2037		523	424
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036		111	103
TBW Mortgage-Backed Trust
0.404% due 09/25/2036		681	627
WaMu Mortgage Pass-Through Certificates
2.212% due 07/25/2047		252	183
Wells Fargo Alternative Loan Trust
6.250% due 07/25/2037^		659	570
Wells Fargo Mortgage-Backed Securities Trust
2.767% due 03/25/2036		742	732

Total Mortgage-Backed Securities (Cost $30,532)			32,732

ASSET-BACKED SECURITIES 4.1%
Accredited Mortgage Loan Trust
0.334% due 02/25/2037		1,790	1,615
0.670% due 09/25/2035		1,221	935
Aegis Asset-Backed Securities Trust
1.204% due 03/25/2035		2,000	1,641
Ameriquest Mortgage Securities, Inc.
0.824% due 05/25/2035		1,000	709
Bear Stearns Asset-Backed Securities Trust
0.354% due 11/25/2036		968	684
0.444% due 06/25/2047		400	222
0.554% due 12/25/2035		1,062	672
0.604% due 09/25/2046		374	292
0.884% due 10/25/2035		1,400	731
1.454% due 08/25/2037		150	125
Berica ABS SRL
0.513% due 12/30/2055	EUR	1,100	1,368
Countrywide Asset-Backed Certificates
0.344% due 07/25/2037		$600	375
0.374% due 05/25/2037		525	422
2.604% due 01/25/2034		993	762
5.627% due 10/25/2046		500	417
Credit-Based Asset Servicing and Securitization LLC
0.354% due 11/25/2036		937	475
First Franklin Mortgage Loan Trust
0.684% due 12/25/2035		500	440
Fremont Home Loan Trust
0.374% due 02/25/2036		821	599
GSAA Trust
0.434% due 03/25/2036		1,283	1,063
HSI Asset Securitization Corp. Trust
0.384% due 04/25/2037		700	385
JPMorgan Mortgage Acquisition Corp.
0.314% due 02/25/2032		575	537
0.394% due 03/25/2047		1,200	622
0.494% due 05/25/2035		1,000	828
Merrill Lynch Mortgage Investors Trust
0.274% due 04/25/2047		2,912	1,509
0.364% due 04/25/2037		2,500	1,097
Morgan Stanley ABS Capital
0.354% due 10/25/2036		2,850	1,393
0.354% due 12/25/2036		192	103
0.434% due 09/25/2036		1,200	620
0.634% due 09/25/2035		700	544
0.674% due 07/25/2035		1,000	826

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	47

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Home Equity Loan Trust
0.554% due 04/25/2037		$350	$187
New Century Home Equity Loan Trust
3.204% due 01/25/2033		275	233
RAAC Series
0.544% due 08/25/2036		1,000	766
Renaissance Home Equity Loan Trust
5.879% due 06/25/2037		2,174	1,288
Residential Asset Securities Corp. Trust
0.454% due 08/25/2036		1,024	662
0.604% due 12/25/2035		300	268
Securitized Asset-Backed Receivables LLC
0.454% due 03/25/2036		2,000	1,130
Soundview Home Loan Trust
0.444% due 07/25/2036		2,900	1,557
Structured Asset Investment Loan Trust
0.354% due 09/25/2036		506	378
1.179% due 01/25/2035		2,639	606
1.329% due 01/25/2035		1,024	37
1.584% due 04/25/2033		865	746
1.779% due 01/25/2035		1,102	24
1.929% due 01/25/2035		1,482	18
Structured Asset Securities Corp.
0.544% due 02/25/2036		1,000	786
0.654% due 11/25/2035		1,900	1,526

Total Asset-Backed Securities (Cost $30,658)			32,223

SOVEREIGN ISSUES 4.8%
Italy Buoni Poliennali Del Tesoro
4.750% due 06/01/2017	EUR	9,700	13,084
Junta de Castilla y Leon
6.270% due 02/19/2018		200	268
6.505% due 03/01/2019		200	270
Spain Government International Bond
3.250% due 04/30/2016		1,200	1,545
3.750% due 10/31/2015		3,800	4,976
4.250% due 10/31/2016		200	264
4.500% due 01/31/2018		9,500	12,550

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Xunta de Galicia
5.763% due 04/03/2017	EUR	2,600	$3,450
6.131% due 04/03/2018		1,000	1,339

Total Sovereign Issues (Cost $38,357)			37,746

		SHARES
PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%
Ally Financial, Inc.
7.000% due 04/29/2013 (c)		3,350	3,313

Total Preferred Securities (Cost $3,291)			3,313

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 30.5%

CERTIFICATES OF DEPOSIT 0.4%
Banco do Brasil S.A.
1.997% due 06/28/2013		$1,200	1,199
Dexia Credit Local S.A.
1.400% due 09/20/2013		1,700	1,705

			2,904

COMMERCIAL PAPER 0.4%
Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013		800	793
Santander S.A.
2.750% due 07/02/2013		2,000	1,997

			2,790

REPURCHASE AGREEMENTS 0.8%
State Street Bank and Trust Co.
0.010% due 04/01/2013		230	230
(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $235. Repurchase proceeds are $230.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TD Securities (USA) LLC
0.220% due 04/01/2013	$6,100	$6,100
(Dated 03/28/2013. Collateralized by U.S. Treasury Bonds 3.125% due 02/15/2042 valued at $6,223. Repurchase proceeds are $6,100.)

		6,330

U.S. TREASURY BILLS 0.0%
0.129% due 12/12/2013 - 01/09/2014 (b)(f)(g)(h)	322	322

U.S. TREASURY CASH MANAGEMENT BILLS 0.1%
0.108% due 04/15/2013 (b)(g)	587	587

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (d) 28.8%
PIMCO Short-Term Floating NAV Portfolio	21,030,994	210,457
PIMCO Short-Term Floating NAV Portfolio III	1,385,170	13,842

		224,299

Total Short-Term Instruments (Cost $237,204)		237,232

PURCHASED OPTIONS (j) 0.0%
(Cost $233)		177

Total Investments 101.1% (Cost $780,423)		$788,582

Written Options (k) (0.0%) (Premiums $665)		(380)

Other Assets and Liabilities (Net) (1.1%)		(8,377)

Net Assets 100.0%		$779,825

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Perpetual maturity, date shown represents next contractual call date.
(d)	Affiliated to the Fund.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $12,951 at a weighted average interest rate of (0.087%).
(f)	Securities with an aggregate market value of $18 have been pledged as collateral for futures contracts as of March 31, 2013. As of March 31, 2013, there were no open futures contracts.
(g)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $4,944 and cash of $895 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Unrealized Appreciation/ (Depreciation)
CDX.BP.HY-19 5-Year Index	(5.000%	)	12/20/2017	$ 27,600	$(1,177)	$(58)
CDX.HY-18 5-Year Index	(5.000%	)	06/20/2017	2,673	(143)	(255)
CDX.HY-19 5-Year Index	(5.000%	)	12/20/2017	63,425	(2,706)	(1,372)
iTraxx Europe 18 Index	(1.000%	)	12/20/2017	EUR 40,000	353	59

					$(3,673)	$(1,626)

48	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month CAD-Bank Bill	1.600%	06/16/2015	CAD	105,300	$183	$14
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023	AUD	600	(2)	(3)
Pay	6-Month AUD-BBR-BBSW	4.250%	12/11/2023		7,900	39	(14)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	370,000	(114)	(69)

						$106	$(72)

(h)	Securities with an aggregate market value of $832 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(i)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Arrow Electronics, Inc.	BPS	(1.000%	)	03/20/2018	1.360%	$	1,200	$20	$25	$(5)
Arrow Electronics, Inc.	MYC	(1.000%	)	03/20/2017	1.012%		1,390	(3)	27	(30)
Australia & New Zealand Banking Group Ltd.	DUB	(1.000%	)	09/20/2017	0.803%		900	(8)	13	(21)
AutoZone, Inc.	GST	(1.000%	)	12/20/2016	0.523%		2,000	(37)	(30)	(7)
AutoZone, Inc.	UAG	(1.000%	)	03/20/2018	0.750%		600	(7)	(12)	5
Carnival Corp.	BOA	(1.000%	)	09/20/2017	0.840%		1,100	(8)	11	(19)
Carnival Corp.	FBF	(1.000%	)	09/20/2017	0.840%		600	(5)	5	(10)
Carnival Corp.	JPM	(1.000%	)	03/20/2018	0.952%		3,500	(7)	(38)	31
CenturyLink, Inc.	FBF	(1.000%	)	03/20/2018	2.655%		2,600	198	165	33
Commerzbank AG	GST	(1.000%	)	12/20/2016	1.449%	EUR	950	20	93	(73)
Commonwealth Bank of Australia	DUB	(1.000%	)	09/20/2017	0.796%	$	900	(8)	13	(21)
COX Communications, Inc.	UAG	(1.000%	)	12/20/2016	0.273%		1,300	(35)	(19)	(16)
Credit Agricole S.A.	BOA	(3.000%	)	03/20/2018	2.106%	EUR	700	(42)	(53)	11
Credit Agricole S.A.	GST	(1.000%	)	12/20/2016	1.732%		950	29	95	(66)
Daimler Finance North America LLC	FBF	(1.000%	)	12/20/2016	0.656%		2,000	(34)	89	(123)
Daimler Finance North America LLC	FBF	(1.000%	)	03/20/2018	0.878%		4,200	(33)	(12)	(21)
Darden Restaurants, Inc.	BRC	(1.000%	)	03/20/2018	2.170%	$	1,900	100	99	1
Diamond Offshore Drilling, Inc.	BOA	(1.000%	)	06/20/2017	0.515%		1,650	(35)	(21)	(14)
DIRECTV Holdings LLC	DUB	(1.000%	)	09/20/2017	1.097%		800	2	17	(15)
DIRECTV Holdings LLC	FBF	(1.000%	)	09/20/2017	1.097%		825	3	20	(17)
DIRECTV Holdings LLC	UAG	(1.000%	)	09/20/2017	1.097%		1,050	4	22	(18)
E.I. du Pont de Nemours & Co.	DUB	(1.000%	)	03/20/2018	0.380%		5,600	(174)	(165)	(9)
Erste Group Bank AG	FBF	(1.000%	)	09/20/2016	1.255%	EUR	1,500	21	144	(123)
Kroger Co.	FBF	(1.000%	)	03/20/2018	0.654%	$	1,600	(28)	(26)	(2)
Lockheed Martin Corp.	BRC	(1.000%	)	03/20/2018	0.705%		4,200	(62)	(65)	3
Lockheed Martin Corp.	GST	(1.000%	)	12/20/2016	0.524%		1,000	(20)	(15)	(5)
Macy’s Retail Holdings, Inc.	BPS	(1.000%	)	03/20/2018	1.051%		1,600	3	9	(6)
Macy’s Retail Holdings, Inc.	MYC	(1.000%	)	12/20/2016	0.728%		1,000	(11)	12	(23)
Motorola Solutions, Inc.	BOA	(1.000%	)	12/20/2016	0.580%		1,350	(23)	1	(24)
Motorola Solutions, Inc.	BPS	(1.000%	)	03/20/2018	0.848%		3,900	(33)	0	(33)
National Australia Bank Ltd.	DUB	(1.000%	)	09/20/2017	0.805%		900	(8)	13	(21)
New York Times Co.	FBF	(1.000%	)	03/20/2018	2.490%		2,000	136	177	(41)
New York Times Co.	GST	(1.000%	)	12/20/2016	1.740%		650	17	65	(48)
New York Times Co.	MYC	(1.000%	)	03/20/2018	2.490%		1,300	88	95	(7)
News America, Inc.	DUB	(1.000%	)	06/20/2017	0.351%		225	(7)	(2)	(5)
News America, Inc.	FBF	(1.000%	)	03/20/2018	0.439%		3,500	(99)	(88)	(11)
News America, Inc.	UAG	(1.000%	)	06/20/2017	0.351%		1,525	(44)	(13)	(31)
Nexen, Inc.	BOA	(1.000%	)	06/20/2017	0.219%		700	(23)	38	(61)
Nexen, Inc.	FBF	(1.000%	)	09/20/2016	0.172%		1,000	(30)	45	(75)
Nordstrom, Inc.	BRC	(1.000%	)	03/20/2018	0.752%		3,000	(37)	(31)	(6)
Nordstrom, Inc.	FBF	(1.000%	)	09/20/2017	0.648%		1,750	(28)	18	(46)
Northrop Grumman Systems Corp.	BRC	(1.000%	)	03/20/2018	0.448%		1,600	(44)	(45)	1
Northrop Grumman Systems Corp.	DUB	(1.000%	)	12/20/2016	0.324%		1,000	(26)	(8)	(18)
Northrop Grumman Systems Corp.	DUB	(1.000%	)	03/20/2018	0.448%		1,700	(47)	(49)	2
Omnicom Group, Inc.	BRC	(1.000%	)	03/20/2018	0.601%		1,300	(25)	(29)	4
Quest Diagnostics, Inc.	BPS	(1.000%	)	03/20/2018	1.199%		1,200	12	18	(6)
Quest Diagnostics, Inc.	FBF	(1.000%	)	12/20/2017	1.115%		1,400	7	(15)	22
Quest Diagnostics, Inc.	FBF	(1.000%	)	03/20/2018	1.199%		1,200	11	13	(2)
Raytheon Co.	DUB	(1.000%	)	03/20/2018	0.450%		5,200	(144)	(151)	7
Royal Caribbean Cruises Ltd.	BRC	(5.000%	)	03/20/2018	2.623%		2,600	(294)	(285)	(9)
Royal Caribbean Cruises Ltd.	MYC	(5.000%	)	03/20/2018	2.623%		800	(91)	(95)	4
Safeway Ltd.	SOG	(1.000%	)	03/20/2018	0.951%	EUR	2,000	(5)	(47)	42
Safeway, Inc.	FBF	(1.000%	)	03/20/2018	1.911%	$	3,800	162	142	20
Staples, Inc.	GST	(1.000%	)	03/20/2018	2.539%		3,900	283	272	11

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	49

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Suncor Energy, Inc.	BRC	(1.000%	)	12/20/2016	0.595%	$	1,000	$(15)	$35	$(50)
Suncor Energy, Inc.	DUB	(1.000%	)	09/20/2016	0.554%		1,000	(16)	16	(32)
Texas Instruments, Inc.	GST	(1.000%	)	09/20/2017	0.361%		1,300	(37)	(38)	1
Time Warner Cable, Inc.	FBF	(1.000%	)	09/20/2017	0.948%		875	(2)	7	(9)
Time Warner Cable, Inc.	FBF	(1.000%	)	03/20/2018	1.086%		1,700	5	(3)	8
Verizon Communications, Inc.	BRC	(1.000%	)	03/20/2018	0.738%		5,300	(66)	(133)	67
Westpac Banking Corp.	DUB	(1.000%	)	09/20/2017	0.805%		900	(8)	13	(21)
Wyndham Worldwide Corp.	BOA	(1.000%	)	12/20/2016	0.689%		1,000	(10)	44	(54)

								$(598)	$383	$(981)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)			Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ArcelorMittal	BRC	1.000%	06/20/2018	3.663%		EUR	3,500	$(568)	$(527)	$(41)
ArcelorMittal	JPM	1.000%	03/20/2018	3.549%			4,300	(643)	(647)	4
Chesapeake Energy Corp.	GST	5.000%	12/20/2017	3.662%	$		1,225	70	(34)	104
Chesapeake Energy Corp.	GST	5.000%	03/20/2018	3.804%			2,450	131	66	65
Chesapeake Energy Corp.	MYC	5.000%	03/20/2018	3.804%			8,600	460	507	(47)
Fiat Finance & Trade S.A.	HUS	5.000%	12/20/2013	1.229%		EUR	250	10	(17)	27
Finmeccanica Finance S.A.	DUB	5.000%	03/20/2018	3.906%			1,425	88	116	(28)
Finmeccanica Finance S.A.	FBF	5.000%	03/20/2018	3.906%			1,800	112	100	12
Forest Oil Corp.	FBF	5.000%	03/20/2018	5.643%	$		1,600	(36)	(64)	28
Forest Oil Corp.	GST	5.000%	03/20/2017	4.849%			700	6	(25)	31
Forest Oil Corp.	GST	5.000%	03/20/2018	5.643%			7,500	(167)	(182)	15
Italy Government International Bond	BPS	1.000%	12/20/2017	2.899%			2,400	(193)	(252)	59
Jaguar Land Rover PLC	BRC	5.000%	03/20/2018	3.222%		EUR	5,400	564	540	24
Jaguar Land Rover PLC	CBK	5.000%	03/20/2018	3.222%			5,475	571	427	144
MGM Resorts International	GST	5.000%	12/20/2017	4.141%	$		1,400	56	(84)	140
Peugeot S.A.	BRC	1.000%	09/20/2016	6.053%		EUR	350	(69)	(67)	(2)
Seagate Technology Holdings	BRC	5.000%	03/20/2018	2.662%	$		3,800	405	251	154
Seagate Technology Holdings	BRC	5.000%	06/20/2018	2.794%			3,100	324	182	142
Seagate Technology Holdings	GST	5.000%	03/20/2018	2.662%			3,200	341	196	145
Seagate Technology Holdings	JPM	5.000%	03/20/2018	2.662%			2,200	234	154	80
Sony Corp.	DUB	1.000%	03/20/2018	1.968%		JPY	10,000	(4)	(15)	11
Sony Corp.	JPM	1.000%	12/20/2017	1.873%			20,000	(8)	(30)	22
Sony Corp.	JPM	1.000%	03/20/2018	1.968%			20,000	(9)	(27)	18
Tokyo Electric Power Co., Inc.	BOA	1.000%	06/20/2013	1.760%			37,400	0	(29)	29
Tokyo Electric Power Co., Inc.	GST	1.000%	06/20/2013	1.760%			37,400	0	(29)	29

								$1,675	$510	$1,165

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Senior Financials 18 Index	CBK	(1.000%	)	12/20/2017	EUR	5,900	$272	$142	$130
iTraxx Europe Senior Financials 18 Index	DUB	(1.000%	)	12/20/2017		4,400	203	164	39
iTraxx Europe Senior Financials 18 Index	FBF	(1.000%	)	12/20/2017		5,500	253	262	(9)
iTraxx Europe Senior Financials 18 Index	JPM	(1.000%	)	12/20/2017		14,000	645	332	313

							$1,373	$900	$473

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

50	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	8.200%	01/02/2017	UAG	BRL	1,800	$(20)	$(5)	$(15)
Pay	1-Year BRL-CDI	8.285%	01/02/2017	DUB		24,000	(242)	(30)	(212)
Pay	1-Year BRL-CDI	8.300%	01/02/2017	GLM		10,100	(93)	(1)	(92)
Pay	1-Year BRL-CDI	8.720%	01/02/2017	GLM		26,700	(129)	(102)	(27)
Pay	1-Year BRL-CDI	8.900%	01/02/2017	HUS		19,700	(8)	(17)	9
Pay	1-Year BRL-CDI	8.910%	01/02/2017	BOA		23,600	(58)	31	(89)
Pay	3-Month CAD-Bank Bill	1.600%	06/16/2015	RBC	CAD	4,800	9	8	1
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	DUB	AUD	1,800	159	31	128
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC	MXN	41,900	96	(23)	119
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	GLM		3,400	8	0	8
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		75,600	174	57	117
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MYC		24,000	55	2	53
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MYC		5,500	3	(1)	4
Pay	28-Day MXN-TIIE	5.250%	09/06/2019	MYC		100	0	0	0
Pay	28-Day MXN-TIIE	6.750%	09/02/2022	BOA		16,300	124	26	98

							$78	$(24)	$102

(j)	Purchased options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.950%	04/29/2013	$	3,200	$6	$6
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		1,900	151	167

								$157	$173

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC CDX.HY-19 5-Year Index	BOA	Buy	100.750%	04/17/2013	$	4,200	$76	$4

(k)	Written options outstanding as of March 31, 2013:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$129.000	04/26/2013	7	$3	$(1)
Call - CBOT U.S. Treasury 10-Year Note May Futures	132.500	04/26/2013	7	1	(2)

				$4	$(3)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	6,800	$13	$(12)
Put - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		6,800	15	(14)
Call - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		1,900	4	(4)
Put - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		1,900	4	(4)
Call - OTC 1-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		4,000	7	(7)
Put - OTC 1-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		4,000	8	(9)
Call - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		2,100	4	(4)
Put - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		2,100	4	(5)
Call - OTC 1-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		7,200	14	(13)
Put - OTC 1-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		7,200	14	(15)
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		4,000	8	(1)
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.850%	04/24/2013		4,500	6	0
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		2,100	4	(1)
Put - OTC 2-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		3,100	6	(1)
Put - OTC 2-Year Interest Rate Swap	HUS	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		700	1	0
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.300%	04/29/2013	$	1,900	5	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	51

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	1.300%	04/29/2013	$	500	$1	$0
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.350%	04/29/2013		3,200	8	0
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		8,700	22	(1)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		8,000	150	(142)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		4,500	11	(1)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.800%	04/29/2013		1,600	1	0
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.150%	04/29/2013		1,600	2	(1)
Put - OTC 5-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.500%	06/03/2013	EUR	3,600	16	(1)
Put - OTC 5-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		3,900	20	(2)
Put - OTC 5-Year Interest Rate Swap	CBK	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		800	4	0
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		1,900	10	(1)
Put - OTC 5-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.500%	06/03/2013		600	3	0
Put - OTC 5-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		800	5	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.800%	07/29/2013	$	2,200	8	(8)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		2,200	15	(7)
Call - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		2,000	9	(7)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		2,000	14	(6)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		3,900	17	(14)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		3,900	24	(12)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		2,700	10	(10)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		2,700	14	(8)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		5,300	24	(19)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		5,300	39	(16)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		2,000	7	(7)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		2,000	9	(6)

								$560	$(359)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.IG-19 5-Year Index	BOA	Sell	0.950%	04/17/2013	$	20,800	$75	$(5)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC USD versus JPY	BPS	JPY	89.000	05/09/2013	$	1,400	$10	$(3)
Call - OTC USD versus JPY	BPS		96.500	05/09/2013		1,400	16	(10)

							$26	$(13)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2012	0	$16,400	EUR	0	$252
Sales	14	187,500		70,000	953
Closing Buys	0	(21,400)		0	(202)
Expirations	0	(78,600)		0	(299)
Exercised	0	(14,100)		0	(39)

Balance at 03/31/2013	14	$89,800	EUR	70,000	$665

(l)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	1,185	$	1,221	BPS	$0	$(13)	$(13)
04/2013		83		85	CBK	0	(1)	(1)
04/2013		2,841		2,919	WST	0	(39)	(39)
04/2013	BRL	5,160		2,625	FBF	71	0	71
04/2013		5,160		2,563	UAG	9	0	9
04/2013	EUR	860		1,116	BRC	14	0	14
04/2013		37,747		49,234	FBF	848	0	848
04/2013		11,921		15,493	RYL	212	0	212
04/2013	JPY	333,782		3,489	BPS	3	(60)	(57)
04/2013		101,882		1,145	BRC	62	0	62

52	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	JPY	4,662	$	50	CBK	$0	$0	$0
04/2013		74,508		805	FBF	13	0	13
04/2013		323,120		3,577	HUS	144	0	144
04/2013		101,883		1,143	UAG	60	0	60
04/2013	MXN	91,335		7,133	HUS	0	(261)	(261)
04/2013	$	2,563	BRL	5,160	FBF	0	(9)	(9)
04/2013		2,496		5,160	UAG	58	0	58
04/2013		64,979	EUR	50,528	HUS	0	(210)	(210)
04/2013		21	MXN	277	DUB	1	0	1
04/2013		27		350	HUS	1	0	1
04/2013		7,073		90,708	JPM	271	0	271
04/2013		1,890	RUB	58,651	CBK	0	(12)	(12)
04/2013		701	SGD	856	CBK	0	(11)	(11)
05/2013	EUR	50,528	$	64,993	HUS	212	0	212
05/2013	$	2,156	EUR	1,680	DUB	0	(2)	(2)
05/2013		481	NOK	2,661	HUS	0	(27)	(27)
06/2013	EUR	223	$	291	BPS	5	0	5
06/2013		2,808		3,639	FBF	38	0	38
06/2013		2,411		3,150	MSC	58	0	58
06/2013		1,608		2,084	RBC	21	0	21
06/2013		1,708		2,218	WST	28	0	28
06/2013	GBP	1,713		2,551	BPS	0	(51)	(51)
06/2013		3,557		5,351	BRC	0	(52)	(52)
06/2013		2,172		3,290	CBK	0	(9)	(9)
06/2013		450		676	RBC	0	(8)	(8)
06/2013		8,990		13,516	WST	0	(139)	(139)
06/2013	$	5,935	BRL	11,832	FBF	0	(119)	(119)
06/2013		1,062	CAD	1,092	BPS	11	0	11
06/2013		2,476		2,549	RYL	29	0	29
06/2013		1,422	EUR	1,095	HUS	0	(16)	(16)
06/2013		2,023	GBP	1,332	DUB	1	0	1
06/2013		8,937		5,910	RBC	40	0	40
06/2013		7,080	MXN	91,335	HUS	254	0	254

						$2,464	$(1,039)	$1,425

(m)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Bank Loan Obligations	$0	$117,876	$8,788	$126,664
Corporate Bonds & Notes
Banking & Finance	0	84,274	4,017	88,291
Industrials	0	140,065	4,622	144,687
Utilities	0	18,280	0	18,280
U.S. Treasury Obligations	0	67,237	0	67,237
Mortgage-Backed Securities	0	32,732	0	32,732
Asset-Backed Securities	0	32,223	0	32,223
Sovereign Issues	0	37,746	0	37,746
Preferred Securities
Banking & Finance	0	3,313	0	3,313
Short-Term Instruments
Certificates of Deposit	0	2,904	0	2,904
Commercial Paper	0	2,790	0	2,790
Repurchase Agreements	0	6,330	0	6,330
U.S. Treasury Bills	0	322	0	322
U.S. Treasury Cash Management Bills	0	587	0	587
Central Funds Used for Cash Management Purposes	224,299	0	0	224,299

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Purchased Options
Credit Contracts	$0	$4	$0	$4
Interest Rate Contracts	0	173	0	173
	$224,299	$546,856	$17,427	$788,582

Financial Derivative Instruments - Assets
Credit Contracts	0	2,095	0	2,095
Foreign Exchange Contracts	0	2,464	0	2,464
Interest Rate Contracts	0	553	0	553
	$0	$5,112	$0	$5,112

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(3,071)	0	(3,071)
Foreign Exchange Contracts	0	(1,052)	0	(1,052)
Interest Rate Contracts	0	(883)	0	(883)
	$0	$(5,006)	$0	$(5,006)

Totals	$224,299	$546,962	$17,427	$788,688

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	53

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (2)
Investments, at value
Bank Loan Obligations	$0	$8,689	$(26)	$(3)	$0	$128	$0	$0	$8,788	$127
Corporate Bonds & Notes
Banking & Finance	0	4,034	(16)	2	1	(4)	0	0	4,017	(4)
Industrials	4,414	2,710	(2,527)	(19)	43	1	0	0	4,622	37

Totals	$4,414	$15,433	$(2,569)	$(20)	$44	$125	$0	$0	$17,427	$160

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Bank Loan Obligations	$2,615	Benchmark Pricing	Base Price	101.00
	6,173	Third Party Vendor	Broker Quote	100.63-103.25
Corporate Bonds & Notes
Banking & Finance	4,017	Benchmark Pricing	Base Price	93.00-100.38
Industrials	4,622	Third Party Vendor	Broker Quote	104.00-115.63

Total	$17,427

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$4	$0	$0	$173	$177
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	100	100
Unrealized appreciation on foreign currency contracts	0	0	0	2,464	0	2,464
Unrealized appreciation on OTC swap agreements	0	2,038	0	0	537	2,575

	$0	$2,042	$0	$2,464	$810	$5,316

Liabilities:
Written options outstanding	$0	$5	$0	$13	$362	$380
Variation margin payable on financial derivative instruments (2)	0	136	0	0	0	136
Unrealized depreciation on foreign currency contracts	0	0	0	1,039	0	1,039
Unrealized depreciation on OTC swap agreements	0	1,381	0	0	435	1,816

	$0	$1,522	$0	$1,052	$797	$3,371

54	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized gain (loss) on investments (purchased options)	$0	$(48)	$0	$12	$(50)	$(86)
Net realized (loss) on futures contracts	0	0	(4)	0	0	(4)
Net realized gain on written options	0	48	0	0	110	158
Net realized gain (loss) on swaps	0	(342)	66	0	267	(9)
Net realized (loss) on foreign currency transactions	0	0	0	(85)	0	(85)

	$0	$(342)	$62	$(73)	$327	$(26)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$(73)	$0	$10	$16	$(47)
Net change in unrealized appreciation on written options	0	69	0	13	193	275
Net change in unrealized (depreciation) on swaps	0	(408)	0	0	(568)	(976)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	1,603	0	1,603

	$0	$(412)	$0	$1,626	$(359)	$855

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open centrally cleared swaps cumulative appreciation/(depreciation) of $(1,698) as reported in the Notes to Schedule of Investments.

(o)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(119)	$0	$(119)
BPS	(309)	260	(49)
BRC	309	(370)	(61)
CBK	816	(860)	(44)
DUB	(233)	277	44
FBF	1,454	(1,320)	134
GLM	(249)	295	46
GST	692	(590)	102
HUS	273	(260)	13
JPM	464	(280)	184
MSC	58	0	58
MYC	465	(450)	15
RBC	62	0	62
RYL	200	0	200
SOG	(5)	0	(5)
UAG	25	0	25
WST	(150)	0	(150)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	55

Schedule of Investments PIMCO Diversified Income Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 5.2%
AES Corporation
3.750% due 05/27/2018		$2,299	$2,335
Albertsons LLC
6.250% due 03/21/2016		7,000	7,128
Alliance Boots Holdings Ltd.
3.993% due 07/10/2017	GBP	11,500	17,305
Biomet, Inc.
3.954% - 4.197% due 07/25/2017		$10,249	10,366
CCM Merger, Inc.
6.000% due 03/01/2017		1,791	1,811
Charter Communications, Inc.
3.460% due 09/06/2016		903	908
Chrysler Group LLC
6.000% due 05/24/2017		5,404	5,517
CommScope, Inc.
3.750% - 4.250% due 01/14/2018		2,962	2,986
Community Health Systems, Inc.
2.454% due 07/25/2014		186	187
Constellation Brands, Inc.
3.000% due 12/30/2013		18,150	18,087
CSC Holdings LLC
1.954% due 03/29/2016		816	821
DaVita, Inc.
2.710% due 11/01/2017		3,851	3,860
4.000% due 11/01/2019		6,056	6,126
4.500% due 10/20/2016		98	100
Dell, Inc.
5.000% due 11/06/2013		91,100	90,682
Delos Aircraft, Inc.
4.750% due 04/12/2016		5,700	5,743
Dole Food Co., Inc.
6.000% due 07/08/2018		2,063	2,072
Endo Pharmaceuticals Holdings, Inc.
4.000% due 06/17/2018		87	87
First Data Corp.
5.204% due 09/27/2018		6,500	6,560
FMG America Finance, Inc.
5.250% due 10/18/2017		7,960	8,064
HCA, Inc.
2.704% due 05/02/2016		6,743	6,769
Hertz Corp.
3.750% due 03/11/2018		6,363	6,412
HJ Heinz Co.
3.500% due 03/27/2020		22,500	22,722
5.000% due 03/27/2014		28,000	27,866
IASIS Healthcare LLC
4.500% due 05/03/2018		2,940	2,985
Intelsat Jackson Holdings Ltd.
4.500% due 04/02/2018		7,980	8,115
Kabel Deutschland GmbH
4.119% due 12/31/2016	EUR	2,500	3,235
Kinetic Concepts, Inc.
5.500% due 05/04/2018		$4,938	5,033
MetroPCS Wireless, Inc.
4.000% due 03/17/2018		4,410	4,431
Novelis, Inc.
3.750% due 03/10/2017		2,933	2,976
NRG Energy, Inc.
3.250% due 07/01/2018		9,825	9,971
Quintiles Transnational Corp.
4.500% due 06/08/2018		4,847	4,922
Realogy Corp.
4.500% due 03/05/2020		3,500	3,554
Springleaf Financial Funding Co.
5.500% due 05/10/2017		19,000	19,157

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Station Casinos, Inc.
5.000% due 03/01/2020		$13,600	$13,770
SunGard Data Systems, Inc.
1.953% due 02/28/2014		440	442
Terex Corp.
4.500% due 04/28/2017		1,990	2,020
Texas Competitive Electric Holdings Co. LLC
4.702% - 4.792% due 10/10/2017		8,049	5,735
U.S. Airways Group, Inc.
2.705% due 03/23/2014		2,875	2,876
UPC Broadband Holding B.V.
3.870% due 12/30/2016	EUR	3,750	4,824
4.120% due 12/31/2017		1,624	2,089
Vodafone Americas Finance, Inc.
6.875% due 08/17/2015		$15,505	15,893
Warner Chilcott Co. LLC
4.250% due 03/15/2018		4,722	4,792
Weather Channel
3.500% due 02/13/2017		1,952	1,981

Total Bank Loan Obligations (Cost $371,922)			373,315

CORPORATE BONDS & NOTES 60.9%

BANKING & FINANCE 23.0%
Abbey National Treasury Services PLC
1.881% due 04/25/2014		9,200	9,289
AIG SunAmerica Global Financing
6.900% due 03/15/2032		220	295
Ally Financial, Inc.
3.492% due 02/11/2014		16,000	16,296
3.680% due 06/20/2014		16,825	17,298
5.500% due 02/15/2017		15,000	16,303
6.250% due 12/01/2017		9,500	10,664
7.500% due 09/15/2020		400	490
8.000% due 03/15/2020		6,100	7,610
American Express Bank FSB
5.500% due 04/16/2013		2,000	2,003
American Express Co.
7.000% due 03/19/2018		700	875
7.250% due 05/20/2014		1,700	1,826
American International Group, Inc.
5.050% due 10/01/2015		3,600	3,947
5.450% due 05/18/2017		1,000	1,148
5.600% due 10/18/2016		6,500	7,393
5.850% due 01/16/2018		14,625	17,164
6.250% due 05/01/2036		9,200	11,544
8.175% due 05/15/2068		2,400	3,243
8.250% due 08/15/2018		4,900	6,365
8.625% due 05/22/2068	GBP	100	188
Anadarko Finance Co.
7.500% due 05/01/2031		$1,000	1,331
Aviation Loan Trust
2.390% due 12/15/2022		3,187	2,960
Banco Bradesco S.A.
2.390% due 05/16/2014		12,900	13,063
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		3,500	3,846
Banco del Estado de Chile
4.125% due 10/07/2020		1,900	2,054
Banco do Brasil S.A.
3.875% due 10/10/2022		14,900	14,453
4.500% due 01/22/2015		4,900	5,121
4.500% due 01/20/2016	EUR	9,700	13,230
6.000% due 01/22/2020		$6,600	7,639

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		$3,500	$3,701
Banco Santander Brasil S.A.
2.380% due 03/18/2014		6,100	6,117
4.250% due 01/14/2016		8,800	9,219
4.500% due 04/06/2015		5,000	5,226
4.625% due 02/13/2017		29,000	30,812
Banco Santander Chile
3.750% due 09/22/2015		8,100	8,533
3.875% due 09/20/2022		11,380	11,521
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero
4.125% due 11/09/2022		8,560	8,624
Banco Votorantim S.A.
5.250% due 02/11/2016		17,700	18,895
Bangkok Bank PCL
2.750% due 03/27/2018		3,300	3,426
Bank of America Corp.
0.888% due 05/23/2017	EUR	300	366
4.750% due 08/01/2015		$1,400	1,508
5.000% due 05/13/2021		2,900	3,258
5.650% due 05/01/2018		700	811
5.750% due 12/01/2017		200	232
6.000% due 09/01/2017		4,915	5,714
7.625% due 06/01/2019		420	534
Bank of America N.A.
6.000% due 06/15/2016		800	901
Bank of Baroda
5.000% due 08/24/2016		1,000	1,072
Bank of Scotland PLC
7.286% due 05/31/2016 (d)	GBP	600	909
Barclays Bank PLC
1.345% due 01/13/2014		$1,300	1,307
5.000% due 09/22/2016		2,400	2,698
5.125% due 01/08/2020		700	807
6.000% due 01/23/2018	EUR	200	289
6.050% due 12/04/2017		$600	672
6.750% due 05/22/2019		9,000	11,215
10.000% due 05/21/2021	GBP	14,850	30,351
10.179% due 06/12/2021		$7,280	9,790
14.000% due 06/15/2019 (d)	GBP	2,100	4,315
BBVA Bancomer S.A.
4.500% due 03/10/2016		$21,900	23,378
6.500% due 03/10/2021		1,400	1,596
7.250% due 04/22/2020		2,500	2,850
Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,400	1,674
7.250% due 02/01/2018		9,500	11,824
Berkshire Hathaway Finance Corp.
4.625% due 10/15/2013		500	511
BM&FBovespa S.A.
5.500% due 07/16/2020		1,500	1,673
BNP Paribas S.A.
5.186% due 06/29/2015 (d)		400	386
7.195% due 06/25/2037 (d)		9,000	9,315
BPCE S.A.
2.046% due 02/07/2014		7,000	7,078
4.625% due 07/30/2015 (d)	EUR	600	710
Caixa Economica Federal
2.375% due 11/06/2017		$3,100	3,019
3.500% due 11/07/2022		3,150	3,024
Cantor Commercial Real Estate Co. LP
7.750% due 02/15/2018		13,100	13,395
Cantor Fitzgerald LP
7.875% due 10/15/2019		2,500	2,634
Capital One Bank USA N.A.
3.375% due 02/15/2023		3,000	2,979

56	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Catlin Insurance Co. Ltd.
7.249% due 01/19/2017 (d)		$460	$476
CBA Capital Trust
6.024% due 03/15/2016 (d)		4,400	4,580
CIT Group, Inc.
4.250% due 08/15/2017		27,300	28,665
Citigroup, Inc.
4.750% due 02/10/2019	EUR	5,600	7,116
5.500% due 04/11/2013		$3,900	3,905
5.500% due 10/15/2014		3,000	3,202
6.000% due 08/15/2017		300	351
6.125% due 11/21/2017		2,295	2,717
Columbus International, Inc.
11.500% due 11/20/2014		5,800	6,525
Corp. Andina de Fomento
8.125% due 06/04/2019		2,290	2,974
Corp. Financiera de Desarrollo S.A.
4.750% due 02/08/2022		7,000	7,517
Credit Agricole S.A.
8.375% due 10/13/2019 (d)		9,230	10,141
DNB Boligkreditt A/S
2.900% due 03/29/2017		1,000	1,063
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		11,400	12,255
E*TRADE Financial Corp.
6.000% due 11/15/2017		1,000	1,051
6.375% due 11/15/2019		4,000	4,250
Export-Import Bank of India
4.000% due 08/07/2017		3,600	3,809
Export-Import Bank of Korea
4.000% due 01/29/2021		5,700	6,168
5.125% due 06/29/2020		4,200	4,851
8.125% due 01/21/2014		1,600	1,694
Fiat Finance & Trade S.A.
7.625% due 09/15/2014	EUR	10,600	14,391
Fidelity National Financial, Inc.
5.500% due 09/01/2022		$1,000	1,138
FirstRand Bank Ltd.
4.375% due 06/09/2016		700	746
Ford Motor Credit Co. LLC
2.375% due 01/16/2018		10,500	10,455
2.500% due 01/15/2016		1,200	1,224
3.984% due 06/15/2016		500	530
4.250% due 09/20/2022		3,600	3,732
7.000% due 04/15/2015		2,464	2,725
8.000% due 06/01/2014		14,000	15,065
8.000% due 12/15/2016		900	1,081
8.125% due 01/15/2020		8,500	10,769
8.700% due 10/01/2014		18,050	20,029
FPT Finance Ltd.
6.375% due 09/28/2020		700	792
General Electric Capital Corp.
0.420% due 12/20/2013		400	400
0.495% due 10/06/2015		1,700	1,690
4.625% due 09/15/2066	EUR	5,700	7,252
Goldman Sachs Group, Inc.
0.734% due 03/22/2016		$50	49
0.805% due 01/12/2015		400	398
3.700% due 08/01/2015		1,500	1,586
4.750% due 07/15/2013		1,225	1,240
5.250% due 07/27/2021		3,000	3,407
5.750% due 10/01/2016		1,400	1,598
6.000% due 05/01/2014		300	316
6.150% due 04/01/2018		5,975	7,052
6.750% due 10/01/2037		6,100	6,867
7.500% due 02/15/2019		4,550	5,702

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Goodman Funding Pty. Ltd.
6.375% due 11/12/2020		$11,700	$13,716
6.375% due 04/15/2021		2,000	2,331
HBOS Capital Funding LP
6.461% due 11/30/2018 (d)	GBP	900	1,289
HBOS PLC
6.750% due 05/21/2018		$1,400	1,564
Healthcare Realty Trust, Inc.
5.750% due 01/15/2021		6,000	6,853
Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2018^		1,305	137
Hospitality Properties Trust
5.000% due 08/15/2022		8,500	9,080
HSBC Bank PLC
4.125% due 08/12/2020		11,700	12,892
HSBC Bank USA N.A.
4.625% due 04/01/2014		400	415
4.875% due 08/24/2020		500	563
6.000% due 08/09/2017		500	587
HSBC Capital Funding LP
4.610% due 06/27/2013 (d)		4,700	4,699
HSBC Finance Corp.
0.717% due 06/01/2016		8,000	7,887
6.676% due 01/15/2021		5,900	6,996
HSBC Holdings PLC
6.375% due 10/18/2022	GBP	100	170
6.500% due 05/02/2036		$5,400	6,651
6.500% due 09/15/2037		125	154
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		4,200	4,543
ICICI Bank Ltd.
2.038% due 02/24/2014		1,600	1,605
4.700% due 02/21/2018		6,500	6,880
4.750% due 11/25/2016		9,200	9,894
5.750% due 11/16/2020		14,450	15,989
ING Bank NV
3.900% due 03/19/2014		1,000	1,034
International Lease Finance Corp.
5.650% due 06/01/2014		375	393
6.500% due 09/01/2014		21,750	23,272
6.625% due 11/15/2013		4,000	4,130
Intesa Sanpaolo SpA
2.688% due 02/24/2014		29,200	29,375
3.125% due 01/15/2016		25,800	25,239
IPIC GMTN Ltd.
3.125% due 11/15/2015		2,750	2,883
5.000% due 11/15/2020		35,450	40,235
5.500% due 03/01/2022		600	699
Itau Unibanco Holding S.A.
5.650% due 03/19/2022		10,200	10,736
JPMorgan Chase & Co.
3.250% due 09/23/2022		2,600	2,603
4.950% due 03/25/2020		700	804
7.900% due 04/30/2018 (d)		16,200	18,639
JPMorgan Chase Bank N.A.
0.610% due 06/13/2016		4,700	4,629
6.000% due 10/01/2017		1,200	1,416
Korea Development Bank
3.000% due 09/14/2022		3,300	3,289
3.875% due 05/04/2017		10,400	11,292
8.000% due 01/23/2014		3,885	4,110
Korea Exchange Bank
3.125% due 06/26/2017		2,500	2,629
4.875% due 01/14/2016		700	766
LBG Capital PLC
6.439% due 05/23/2020	EUR	2,400	3,096
7.588% due 05/12/2020	GBP	12,750	20,003

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.625% due 12/09/2019	GBP	1,400	$2,197
7.625% due 10/14/2020	EUR	1,992	2,657
7.867% due 12/17/2019	GBP	4,061	6,417
7.869% due 08/25/2020		8,716	13,952
7.975% due 09/15/2024		3,800	6,016
8.500% due 12/17/2021 (d)		$8,300	8,897
8.875% due 02/07/2020	EUR	300	419
9.125% due 07/15/2020	GBP	1,300	2,167
9.875% due 02/10/2023		400	662
11.040% due 03/19/2020		600	1,059
15.000% due 12/21/2019		100	219
15.000% due 12/21/2019	EUR	2,300	4,238
Lehman Brothers Holdings, Inc.
1.000% due 06/12/2013^		3,472	1,280
Lembaga Pembiayaan Ekspor Indonesia
3.750% due 04/26/2017		$1,300	1,354
Lloyds TSB Bank PLC
12.000% due 12/16/2024 (d)		12,800	17,167
M&T Capital Trust
8.277% due 06/01/2027		500	506
Macquarie Group Ltd.
6.250% due 01/14/2021		100	111
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		910	1,013
MCE Finance Ltd.
5.000% due 02/15/2021		8,141	8,243
Merrill Lynch & Co., Inc.
6.400% due 08/28/2017		5,000	5,876
6.875% due 04/25/2018		27,900	33,728
Mitchells & Butlers Finance PLC
6.469% due 09/15/2032	GBP	1,700	2,498
Morgan Stanley
1.281% due 04/29/2013		$1,500	1,501
1.902% due 01/24/2014		7,800	7,866
5.950% due 12/28/2017		3,950	4,580
6.625% due 04/01/2018		2,700	3,232
7.300% due 05/13/2019		28,400	35,207
MUFG Capital Finance Ltd.
6.346% due 07/25/2016 (d)		1,400	1,561
National Rural Utilities Cooperative Finance Corp.
4.750% due 03/01/2014		850	883
Nationstar Mortgage LLC
7.875% due 10/01/2020		3,100	3,441
Oxford Finance LLC
7.250% due 01/15/2018		1,950	2,033
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		3,521	3,241
Piper Jaffray Cos.
4.784% due 11/30/2015		7,700	7,726
Private Export Funding Corp.
4.550% due 05/15/2015		750	817
Provident Funding Associates LP
10.250% due 04/15/2017		400	448
Prudential Covered Trust
2.997% due 09/30/2015		12,065	12,588
Qatari Diar Finance QSC
3.500% due 07/21/2015		1,900	1,997
5.000% due 07/21/2020		3,100	3,550
QNB Finance Ltd.
3.125% due 11/16/2015		8,000	8,284
Rabobank Group
4.500% due 01/11/2021		1,300	1,460
4.750% due 01/15/2020		800	904
6.875% due 03/19/2020	EUR	18,500	26,690
11.000% due 06/30/2019 (d)		$3,488	4,694
RCI Banque S.A.
2.175% due 04/11/2014		3,600	3,600

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	57

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 04/03/2018 (b)		$14,300	$14,348
4.600% due 04/12/2016		4,300	4,513
Regions Financial Corp.
7.750% due 11/10/2014		3,500	3,860
Resona Bank Ltd.
5.850% due 04/15/2016 (d)		900	971
Royal Bank of Scotland Group PLC
5.000% due 11/12/2013		150	153
Royal Bank of Scotland PLC
6.000% due 09/08/2014 (d)	GBP	1,620	1,883
Rural Electrification Corp. Ltd.
4.250% due 01/25/2016		$300	313
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		6,520	7,156
7.125% due 01/14/2014		1,000	1,044
7.175% due 05/16/2013		2,550	2,573
9.000% due 06/11/2014		1,300	1,408
Santander International Debt S.A.U.
4.625% due 03/21/2016	EUR	2,500	3,289
Santander Issuances S.A.U.
1.609% due 10/24/2017		400	453
4.500% due 09/30/2019		200	217
7.300% due 07/27/2019	GBP	300	471
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		$13,100	14,017
5.400% due 03/24/2017		13,300	14,397
5.717% due 06/16/2021		20,600	22,441
6.125% due 02/07/2022		3,450	3,864
SL Green Realty Corp.
4.500% due 12/01/2022		11,000	11,181
5.000% due 08/15/2018		10,800	11,795
SLM Corp.
5.000% due 10/01/2013		3,100	3,162
5.050% due 11/14/2014		3,400	3,602
5.375% due 05/15/2014		6,100	6,384
5.625% due 08/01/2033		4,900	4,557
8.000% due 03/25/2020		17,500	20,366
8.450% due 06/15/2018		28,975	34,480
Springleaf Finance Corp.
5.850% due 06/01/2013		18,000	18,146
6.900% due 12/15/2017		14,000	14,193
State Bank of India
4.500% due 07/27/2015		9,700	10,225
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		1,458	1,540
TECO Finance, Inc.
6.750% due 05/01/2015		7,150	7,881
Temasek Financial Ltd.
4.300% due 10/25/2019		9,950	11,365
Turkiye Garanti Bankasi A/S
2.802% due 04/20/2016		2,600	2,600
4.000% due 09/13/2017		6,000	6,180
Turkiye Is Bankasi A/S
3.875% due 11/07/2017		2,650	2,703
Turkiye Vakiflar Bankasi Tao
5.750% due 04/24/2017		1,700	1,839
UBS AG
5.750% due 04/25/2018		1,965	2,332
5.875% due 12/20/2017		200	238
7.000% due 10/15/2015		500	561
7.152% due 12/21/2017 (d)	EUR	100	140
UBS Preferred Funding Trust
6.243% due 05/15/2016 (d)		$2,500	2,597
UFJ Finance Aruba AEC
6.750% due 07/15/2013		250	255
UOB Cayman Ltd.
5.796% due 03/15/2016 (d)		1,700	1,813

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Virgin Media Secured Finance PLC
6.500% due 01/15/2018		$4,000	$4,280
7.000% due 01/15/2018	GBP	7,600	12,356
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		$5,100	5,495
5.450% due 11/22/2017		3,300	3,590
6.025% due 07/05/2022		27,600	30,670
6.800% due 11/22/2025		8,200	9,636
6.902% due 07/09/2020		3,100	3,615
VTB Bank OJSC Via VTB Capital S.A.
6.551% due 10/13/2020		3,140	3,454
6.875% due 05/29/2018		200	221
Wachovia Bank N.A.
0.678% due 11/03/2014		3,040	3,043
6.600% due 01/15/2038		3,000	3,993
Wachovia Corp.
0.674% due 10/15/2016		1,400	1,385
5.250% due 08/01/2014		500	529
Waha Aerospace BV
3.925% due 07/28/2020		4,350	4,649
Wells Fargo & Co.
7.980% due 03/15/2018 (d)		5,600	6,472
Wells Fargo Capital
5.950% due 12/01/2086		2,800	2,840
Weyerhaeuser Co.
7.375% due 10/01/2019		6,600	8,130
Wind Acquisition Finance S.A.
7.250% due 02/15/2018		800	837
11.750% due 07/15/2017		1,250	1,331

			1,667,229

INDUSTRIALS 29.3%
Adaro Indonesia PT
7.625% due 10/22/2019		3,400	3,714
Advanced Micro Devices, Inc.
7.500% due 08/15/2022		5,700	5,201
AES El Salvador Trust
6.750% due 02/01/2016		17,300	17,473
Agile Property Holdings Ltd.
8.875% due 04/28/2017		3,850	4,143
Agilent Technologies, Inc.
5.500% due 09/14/2015		400	442
Aguila S.A.
7.875% due 01/31/2018		1,000	1,078
Alcoa, Inc.
6.150% due 08/15/2020		3,100	3,382
6.750% due 07/15/2018		700	801
Aleris International, Inc.
7.625% due 02/15/2018		12,000	12,780
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		8,000	8,620
Alliance Data Systems Corp.
5.250% due 12/01/2017		13,250	13,813
ALROSA Finance S.A.
7.750% due 11/03/2020		19,500	22,931
Altice Finco S.A.
9.875% due 12/15/2020		2,000	2,250
Altria Group, Inc.
9.250% due 08/06/2019		9,458	13,207
9.700% due 11/10/2018		4,426	6,169
America Movil S.A.B. de C.V.
4.375% due 07/16/2042		22,400	20,793
5.000% due 10/16/2019		1,100	1,254
5.000% due 03/30/2020		1,300	1,469
5.750% due 01/15/2015		2,000	2,172
6.375% due 03/01/2035		300	361

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Airlines Pass-Through Trust
5.250% due 07/31/2022		$2,525	$2,752
7.000% due 07/31/2019		1,455	1,528
10.375% due 01/02/2021		2,861	2,990
American Airlines, Inc.
7.500% due 03/15/2016^		6,200	7,145
American Stores Co.
7.100% due 03/20/2028		100	121
American Tower Corp.
4.700% due 03/15/2022		9,218	10,043
7.000% due 10/15/2017		500	595
AmeriGas Partners LP
6.500% due 05/20/2021		1,431	1,531
Amgen, Inc.
5.700% due 02/01/2019		300	360
5.850% due 06/01/2017		100	118
Anadarko Petroleum Corp.
5.950% due 09/15/2016		6,100	7,028
8.700% due 03/15/2019		4,400	5,934
Anglo American Capital PLC
4.125% due 09/27/2022		31,500	32,677
AngloGold Ashanti Holdings PLC
5.125% due 08/01/2022		4,100	4,167
5.375% due 04/15/2020		5,500	5,833
6.500% due 04/15/2040		400	399
Anheuser-Busch InBev Worldwide, Inc.
5.375% due 01/15/2020		7,400	8,943
ARAMARK Corp.
3.799% due 02/01/2015		1,950	1,960
8.500% due 02/01/2015		370	370
Arcelik A/S
5.000% due 04/03/2023 (b)		5,100	5,100
ArcelorMittal
6.000% due 03/01/2021		3,000	3,161
6.125% due 06/01/2018		925	1,001
6.750% due 02/25/2022		4,250	4,655
Ardagh Packaging Finance PLC
9.250% due 10/15/2020	EUR	2,000	2,782
Arqiva Broadcast Finance PLC
9.500% due 03/31/2020	GBP	1,600	2,522
Ashland, Inc.
3.000% due 03/15/2016		$7,000	7,140
6.875% due 05/15/2043		2,900	3,146
Audatex North America, Inc.
6.750% due 06/15/2018		3,700	3,987
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016		3,798	4,025
Axiata SPV Labuan Ltd.
5.375% due 04/28/2020		160	182
Baidu, Inc.
3.500% due 11/28/2022		5,100	5,188
Barrick Gold Finance Co.
4.875% due 11/15/2014		1,000	1,063
Berry Petroleum Co.
10.250% due 06/01/2014		975	1,068
Berry Plastics Corp.
9.500% due 05/15/2018		9,700	10,876
9.750% due 01/15/2021		4,025	4,724
Bharat Petroleum Corp. Ltd.
4.625% due 10/25/2022		1,700	1,753
Biomet, Inc.
6.500% due 08/01/2020		1,500	1,598
Boston Scientific Corp.
4.500% due 01/15/2015		2,825	2,998
6.000% due 01/15/2020		2,300	2,694
Braskem Finance Ltd.
5.375% due 05/02/2022		13,200	13,708

58	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 04/15/2021		$16,150	$17,014
BRF Brasil Foods S.A.
5.875% due 06/06/2022		750	836
Brocade Communications Systems, Inc.
6.875% due 01/15/2020		5,000	5,500
Brunswick Rail Finance Ltd.
6.500% due 11/01/2017		3,500	3,719
Building Materials Corp. of America
6.750% due 05/01/2021		5,250	5,749
Bumble Bee Holdings, Inc.
9.000% due 12/15/2017		5,366	5,929
Caesars Entertainment Operating Co., Inc.
10.000% due 12/15/2018		6,400	4,400
Canadian Oil Sands Ltd.
4.500% due 04/01/2022		5,000	5,405
7.750% due 05/15/2019		8,300	10,480
CCO Holdings LLC
7.000% due 01/15/2019		100	108
Celanese U.S. Holdings LLC
6.625% due 10/15/2018		2,800	3,042
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019		5,100	6,117
China Resources Gas Group Ltd.
4.500% due 04/05/2022		700	762
Cie Generale de Geophysique - Veritas
6.500% due 06/01/2021		4,000	4,220
7.750% due 05/15/2017		3,235	3,348
9.500% due 05/15/2016		3,450	3,640
Ciech Group Financing AB
9.500% due 11/30/2019	EUR	600	851
Cielo S.A.
3.750% due 11/16/2022		$2,900	2,794
Cisco Systems, Inc.
5.500% due 02/22/2016		500	569
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		11,250	11,884
CNOOC Finance Ltd.
3.875% due 05/02/2022		19,100	20,178
Columbia University
6.875% due 12/15/2015		500	581
Comcast Cable Communications LLC
7.125% due 06/15/2013		2,130	2,160
Comcast Corp.
5.300% due 01/15/2014		2,000	2,077
5.900% due 03/15/2016		2,900	3,321
6.500% due 01/15/2015		100	110
Community Health Systems, Inc.
5.125% due 08/15/2018		400	420
Con-way, Inc.
7.250% due 01/15/2018		5,000	5,898
Concho Resources, Inc.
7.000% due 01/15/2021		600	663
CONSOL Energy, Inc.
8.000% due 04/01/2017		11,600	12,557
Conti-Gummi Finance BV
7.125% due 10/15/2018	EUR	2,000	2,718
8.500% due 07/15/2015		8,600	11,716
Continental Airlines Pass-Through Trust
4.150% due 10/11/2025		$1,000	1,046
4.750% due 07/12/2022		3,877	4,255
6.000% due 07/12/2020		1,387	1,429
7.250% due 05/10/2021		1,052	1,228
9.000% due 01/08/2018		1,660	1,920
Continental Resources, Inc.
7.125% due 04/01/2021		1,400	1,593
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022		3,000	2,595

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.250% due 06/30/2020	$5,100	$4,462
Corp. Nacional del Cobre de Chile
7.500% due 01/15/2019	1,050	1,327
CPI International, Inc.
8.000% due 02/15/2018	1,000	1,045
Crown Castle Towers LLC
4.883% due 08/15/2040	4,666	5,384
6.113% due 01/15/2040	8,000	9,808
CSC Holdings LLC
7.625% due 07/15/2018	1,400	1,631
7.875% due 02/15/2018	3,090	3,615
8.625% due 02/15/2019	5,700	6,868
CSN Islands Corp.
6.875% due 09/21/2019	14,440	16,101
9.750% due 12/16/2013	900	948
10.000% due 01/15/2015	4,300	4,807
CSN Resources S.A.
6.500% due 07/21/2020	9,000	9,670
CSX Corp.
5.600% due 05/01/2017	5,000	5,825
CVS Pass-Through Trust
5.773% due 01/10/2033	379	442
6.036% due 12/10/2028	500	589
6.943% due 01/10/2030	2,729	3,405
7.507% due 01/10/2032	3,083	4,007
Daimler Finance North America LLC
0.894% due 03/28/2014	1,600	1,604
Del Monte Corp.
7.625% due 02/15/2019	1,000	1,043
Dell, Inc.
5.650% due 04/15/2018	2,100	2,196
Delta Air Lines Pass-Through Trust
6.200% due 01/02/2020	4,184	4,769
6.718% due 07/02/2024	83	92
7.750% due 06/17/2021	1,841	2,126
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015	4,200	3,633
9.500% due 12/11/2019	2,650	2,293
Deutsche Telekom International Finance BV
3.125% due 04/11/2016	8,000	8,449
Digicel Group Ltd.
8.250% due 09/30/2020	6,850	7,295
Digicel Ltd.
8.250% due 09/01/2017	3,900	4,163
DISH DBS Corp.
5.000% due 03/15/2023	17,950	17,748
5.875% due 07/15/2022	2,200	2,318
7.000% due 10/01/2013	1,125	1,157
7.125% due 02/01/2016	3,340	3,728
7.875% due 09/01/2019	1,400	1,666
Dolphin Energy Ltd.
5.500% due 12/15/2021	1,600	1,854
5.888% due 06/15/2019	9,832	11,184
DP World Ltd.
6.850% due 07/02/2037	4,000	4,568
Ecopetrol S.A.
7.625% due 07/23/2019	30,940	38,907
El Paso LLC
7.000% due 06/15/2017	3,650	4,194
7.750% due 01/15/2032	1,600	1,801
8.250% due 02/15/2016	10,984	12,212
12.000% due 12/12/2013	100	107
Embraer Overseas Ltd.
6.375% due 01/15/2020	700	816
Encana Corp.
6.500% due 05/15/2019	700	853

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Energy Transfer Partners LP
9.700% due 03/15/2019		$177	$239
Enterprise Inns PLC
6.500% due 12/06/2018	GBP	900	1,360
Enterprise Products Operating LLC
7.034% due 01/15/2068		$1,200	1,393
8.375% due 08/01/2066		7,525	8,660
Equinix, Inc.
4.875% due 04/01/2020		8,700	8,809
ERAC USA Finance LLC
6.375% due 10/15/2017		1,000	1,205
Europcar Groupe S.A.
11.500% due 05/15/2017	EUR	1,600	2,280
Exide Technologies
8.625% due 02/01/2018		$750	648
FBG Finance Ltd.
5.125% due 06/15/2015		1,000	1,089
Fiat Industrial Finance Europe S.A.
6.250% due 03/09/2018	EUR	1,000	1,424
Fibria Overseas Finance Ltd.
6.750% due 03/03/2021		$5,100	5,684
First Data Corp.
6.750% due 11/01/2020		17,200	18,017
8.250% due 01/15/2021		750	784
Flextronics International Ltd.
4.625% due 02/15/2020		3,700	3,755
Florida Gas Transmission Co. LLC
5.450% due 07/15/2020		3,000	3,494
FMG Resources Pty. Ltd.
6.000% due 04/01/2017		14,000	14,455
6.375% due 02/01/2016		3,400	3,515
6.875% due 02/01/2018		1,500	1,583
7.000% due 11/01/2015		6,300	6,631
8.250% due 11/01/2019		6,825	7,397
Freeport-McMoRan Copper & Gold, Inc.
2.375% due 03/15/2018		2,800	2,816
GenCorp, Inc.
7.125% due 03/15/2021		1,700	1,802
Geo Debt Finance S.C.A
7.500% due 08/01/2018	EUR	2,300	2,974
Georgia-Pacific LLC
5.400% due 11/01/2020		$4,900	5,810
7.250% due 06/01/2028		900	1,187
7.750% due 11/15/2029		5,100	6,956
8.000% due 01/15/2024		4,200	5,828
8.875% due 05/15/2031		9,050	13,574
Gerdau Holdings, Inc.
7.000% due 01/20/2020		5,600	6,409
Gerdau Trade, Inc.
5.750% due 01/30/2021		15,200	16,302
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		7,400	7,285
Great Rolling Stock Co. PLC
6.875% due 07/27/2035	GBP	2,700	5,191
Grifols, Inc.
8.250% due 02/01/2018		$1,100	1,216
Grohe Holding GmbH
4.203% due 09/15/2017	EUR	800	1,026
GTL Trade Finance, Inc.
7.250% due 10/20/2017		$9,800	11,290
Hapag-Lloyd AG
9.000% due 10/15/2015	EUR	400	537
Harvest Operations Corp.
6.875% due 10/01/2017		$1,100	1,235
HCA, Inc.
5.875% due 03/15/2022		12,000	12,960
6.375% due 01/15/2015		100	107

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	59

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 02/15/2020		$24,072	$27,216
6.750% due 07/15/2013		700	712
7.190% due 11/15/2015		1,800	1,989
7.250% due 09/15/2020		2,600	2,883
7.875% due 02/15/2020		3,600	3,987
8.500% due 04/15/2019		9,350	10,343
9.000% due 12/15/2014		130	145
HD Supply, Inc.
7.500% due 07/15/2020		1,500	1,583
8.125% due 04/15/2019		17,220	19,545
Health Management Associates, Inc.
6.125% due 04/15/2016		390	430
HeidelbergCement Finance BV
8.000% due 01/31/2017	EUR	1,400	2,121
HeidelbergCement Finance Luxembourg S.A.
6.750% due 12/15/2015		600	861
7.500% due 10/31/2014		8,900	12,450
Hewlett-Packard Co.
0.568% due 05/24/2013		$1,600	1,600
Hexion U.S. Finance Corp.
6.625% due 04/15/2020		13,600	13,702
8.875% due 02/01/2018		6,075	6,318
Hutchison Whampoa International Ltd.
5.750% due 09/11/2019		3,400	4,049
7.625% due 04/09/2019		3,900	5,021
Indian Oil Corp. Ltd.
4.750% due 01/22/2015		5,520	5,797
Indosat Palapa Co. BV
7.375% due 07/29/2020		2,455	2,743
INEOS Group Holdings S.A.
7.875% due 02/15/2016	EUR	20,500	26,541
8.500% due 02/15/2016		$2,200	2,244
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020		1,100	1,213
Jaguar Land Rover Automotive PLC
5.625% due 02/01/2023		400	418
Jarden Corp.
6.125% due 11/15/2022		2,500	2,691
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		200	235
KazMunaiGaz Finance Sub BV
6.375% due 04/09/2021		15,350	17,940
7.000% due 05/05/2020		6,500	7,768
8.375% due 07/02/2013		6,000	6,106
9.125% due 07/02/2018		6,000	7,582
11.750% due 01/23/2015		6,500	7,564
Kia Motors Corp.
3.625% due 06/14/2016		500	529
Kinder Morgan Energy Partners LP
5.125% due 11/15/2014		2,100	2,248
5.300% due 09/15/2020		10,300	12,077
Lafarge S.A.
6.625% due 11/29/2018	EUR	6,500	9,480
6.750% due 12/16/2019		3,600	5,336
Legrand France S.A.
8.500% due 02/15/2025		$75	100
Limited Brands, Inc.
6.900% due 07/15/2017		2,000	2,308
Longfor Properties Co. Ltd.
9.500% due 04/07/2016		3,500	3,867
Lynx Corp.
6.000% due 04/15/2021	GBP	17,800	27,864
Merck & Co., Inc.
6.000% due 09/15/2017		$130	158
Michael Foods Group, Inc.
9.750% due 07/15/2018		2,900	3,241

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019		$1,300	$1,394
Momentive Performance Materials, Inc.
8.875% due 10/15/2020		5,000	5,175
Mondelez International, Inc.
6.500% due 08/11/2017		1,000	1,209
Mongolian Mining Corp.
8.875% due 03/29/2017		1,700	1,751
MultiPlan, Inc.
9.875% due 09/01/2018		1,500	1,674
Mylan, Inc.
6.000% due 11/15/2018		2,700	2,966
7.625% due 07/15/2017		1,550	1,724
7.875% due 07/15/2020		2,700	3,153
Nakilat, Inc.
6.067% due 12/31/2033		4,100	5,012
New Albertson’s, Inc.
6.570% due 02/23/2028		800	535
7.750% due 06/15/2026		2,250	1,814
Newcrest Finance Pty. Ltd.
4.200% due 10/01/2022		7,780	8,105
Newfield Exploration Co.
5.750% due 01/30/2022		800	860
6.875% due 02/01/2020		4,800	5,172
7.125% due 05/15/2018		3,900	4,071
Nielsen Finance LLC
7.750% due 10/15/2018		500	558
Noble Group Ltd.
4.875% due 08/05/2015		3,600	3,799
6.625% due 08/05/2020		4,300	4,698
6.750% due 01/29/2020		5,565	6,261
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021		948	1,026
Northwest Pipeline GP
7.000% due 06/15/2016		5,000	5,903
Novelis, Inc.
8.375% due 12/15/2017		1,150	1,265
8.750% due 12/15/2020		21,825	24,717
NXP BV
2.945% due 10/15/2013	EUR	1,119	1,442
OGX Austria GmbH
8.375% due 04/01/2022		$12,200	9,241
8.500% due 06/01/2018		20,900	16,406
OI European Group BV
6.750% due 09/15/2020	EUR	1,300	1,873
6.875% due 03/31/2017		870	1,144
Oshkosh Corp.
8.250% due 03/01/2017		$1,000	1,094
8.500% due 03/01/2020		900	1,013
OXEA Finance & Cy S.C.A.
9.500% due 07/15/2017		4,228	4,619
9.625% due 07/15/2017	EUR	1,543	2,166
PCCW-HKT Capital Ltd.
4.250% due 02/24/2016		$600	636
Peabody Energy Corp.
6.500% due 09/15/2020		3,800	4,066
Pearson Dollar Finance PLC
5.500% due 05/06/2013		785	788
5.700% due 06/01/2014		1,000	1,041
Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	16,800	24,912
5.750% due 03/01/2018		$4,630	5,342
Penske Truck Leasing Co. LP
2.500% due 03/15/2016		12,600	12,916
Pernod-Ricard S.A.
7.000% due 01/15/2015	EUR	6,800	9,653

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pertamina Persero PT
4.875% due 05/03/2022	$370	$386
Petrobras International Finance Co.
5.375% due 01/27/2021	35,600	38,612
5.875% due 03/01/2018	4,700	5,303
7.875% due 03/15/2019	19,320	23,614
Petrohawk Energy Corp.
7.250% due 08/15/2018	4,400	4,931
Petroleos de Venezuela S.A.
4.900% due 10/28/2014	800	772
5.000% due 10/28/2015	5,600	5,194
5.250% due 04/12/2017	25,690	22,415
5.375% due 04/12/2027	23,445	16,294
5.500% due 04/12/2037	58,685	40,053
8.500% due 11/02/2017	39,100	38,122
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022	4,877	5,364
9.750% due 08/14/2019	1,400	1,845
Petroliam Nasional Bhd.
7.750% due 08/15/2015	300	347
Phosagro OAO via Phosagro Bond Funding Ltd.
4.204% due 02/13/2018	6,200	6,192
Pinnacle Foods Finance LLC
8.250% due 09/01/2017	300	324
Pioneer Natural Resources Co.
6.650% due 03/15/2017	10,270	12,066
Pittsburgh Glass Works LLC
8.500% due 04/15/2016	325	332
Plains Exploration & Production Co.
6.625% due 05/01/2021	3,600	3,978
Polymer Group, Inc.
7.750% due 02/01/2019	300	329
Post Holdings, Inc.
7.375% due 02/15/2022	150	165
Pride International, Inc.
6.875% due 08/15/2020	1,500	1,884
8.500% due 06/15/2019	6,661	8,817
PulteGroup, Inc.
5.250% due 01/15/2014	10,500	10,815
Quebecor Media, Inc.
7.750% due 03/15/2016	1,520	1,552
Radiation Therapy Services, Inc.
9.875% due 04/15/2017	2,000	1,250
Rain CII Carbon LLC
8.000% due 12/01/2018	1,400	1,488
Reliance Holdings USA, Inc.
4.500% due 10/19/2020	7,600	7,984
5.400% due 02/14/2022	3,200	3,576
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020	19,400	19,812
6.875% due 02/15/2021	1,500	1,601
7.125% due 04/15/2019	5,300	5,717
7.875% due 08/15/2019	900	997
8.250% due 02/15/2021	1,700	1,757
8.500% due 05/15/2018	13,100	13,837
9.000% due 04/15/2019	18,000	19,125
Rhodia S.A.
6.875% due 09/15/2020	2,300	2,606
Rio Tinto Finance USA Ltd.
8.950% due 05/01/2014	200	218
Rockies Express Pipeline LLC
3.900% due 04/15/2015	4,000	4,050
5.625% due 04/15/2020	31,440	29,318
Rogers Communications, Inc.
6.750% due 03/15/2015	2,100	2,336
Russian Railways via RZD Capital PLC
5.700% due 04/05/2022	3,500	3,867

60	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.739% due 04/03/2017		$9,800	$10,804
7.487% due 03/25/2031	GBP	1,000	1,854
SABIC Capital BV
3.000% due 11/02/2015		$25,650	26,520
SandRidge Energy, Inc.
7.500% due 03/15/2021		2,400	2,508
7.500% due 02/15/2023		5,400	5,629
8.125% due 10/15/2022		6,700	7,186
8.750% due 01/15/2020		2,400	2,598
SCF Capital Ltd.
5.375% due 10/27/2017		2,500	2,597
Scientific Games International, Inc.
9.250% due 06/15/2019		900	996
Sealed Air Corp.
6.500% due 12/01/2020		1,300	1,430
Severstal OAO Via Steel Capital S.A.
4.450% due 03/19/2018		18,000	17,910
6.700% due 10/25/2017		1,000	1,093
Sigma Alimentos S.A. de C.V.
6.875% due 12/16/2019		1,000	1,220
Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020		2,900	3,149
Sinopec Group Overseas Development Ltd.
3.900% due 05/17/2022		17,200	18,329
Smurfit Kappa Acquisitions
4.125% due 01/30/2020	EUR	5,600	7,098
7.750% due 11/15/2019		6,400	9,004
Southern Copper Corp.
5.250% due 11/08/2042		$17,200	16,398
Southern Natural Gas Co. LLC
7.350% due 02/15/2031		150	199
Southwestern Energy Co.
4.100% due 03/15/2022		12,300	13,033
7.500% due 02/01/2018		5,000	6,151
Spectrum Brands, Inc.
9.500% due 06/15/2018		3,800	4,322
Spirit Issuer PLC
5.472% due 12/28/2034	GBP	2,500	3,286
6.582% due 12/28/2027		2,273	3,423
STHI Holding Corp.
8.000% due 03/15/2018		$1,000	1,098
Teck Resources Ltd.
3.850% due 08/15/2017		1,500	1,615
Telefonica Emisiones S.A.U.
6.221% due 07/03/2017		1,200	1,346
Telenet Finance Luxembourg S.C.A.
6.250% due 08/15/2022	EUR	2,200	2,891
6.375% due 11/15/2020		1,200	1,608
6.625% due 02/15/2021		1,500	2,014
6.750% due 08/15/2024		5,000	6,730
Tenet Healthcare Corp.
4.500% due 04/01/2021		$5,600	5,502
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		1,440	1,491
Tesco PLC
5.500% due 11/15/2017		9,475	11,081
Thai Oil PCL
3.625% due 01/23/2023		1,100	1,112
Tomkins LLC
9.000% due 10/01/2018		1,947	2,178
Transocean, Inc.
4.950% due 11/15/2015		5,200	5,630
Trinidad Drilling Ltd.
7.875% due 01/15/2019		600	654
U.S. Airways Pass-Through Trust
4.625% due 12/03/2026		2,000	2,085

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UAL Equipment Trust AB
10.850% due 02/19/2015^		$618	$253
UAL Pass-Through Trust
7.336% due 01/02/2021		375	376
9.750% due 07/15/2018		7,499	8,699
10.400% due 05/01/2018		1,272	1,462
United Rentals North America, Inc.
8.250% due 02/01/2021		4,200	4,777
Unitymedia Hessen GmbH & Co. KG
8.125% due 12/01/2017	EUR	77	107
UPC Holding BV
8.375% due 08/15/2020		14,000	19,733
UPCB Finance Ltd.
6.375% due 07/01/2020		9,950	13,583
6.875% due 01/15/2022		$1,000	1,093
7.625% due 01/15/2020	EUR	4,000	5,589
Urbi Desarrollos Urbanos S.A.B. de C.V.
8.500% due 04/19/2016		$1,800	1,161
9.500% due 01/21/2020		1,700	1,054
USG Corp.
9.750% due 01/15/2018		400	476
Usiminas Commercial Ltd.
7.250% due 01/18/2018		1,400	1,551
Vale Overseas Ltd.
4.375% due 01/11/2022		500	516
4.625% due 09/15/2020		6,200	6,601
6.875% due 11/10/2039		1,500	1,720
8.250% due 01/17/2034		2,925	3,784
Valeant Pharmaceuticals International
6.500% due 07/15/2016		3,600	3,775
6.750% due 08/15/2021		10,375	11,101
6.875% due 12/01/2018		5,300	5,721
7.000% due 10/01/2020		14,600	15,804
Valero Energy Corp.
6.125% due 06/15/2017		230	274
Vanguard Health Holding Co. LLC
8.000% due 02/01/2018		4,700	5,029
Volkswagen International Finance NV
0.884% due 09/22/2013		300	301
1.032% due 03/21/2014		700	704
4.000% due 08/12/2020		4,800	5,296
Windstream Corp.
7.750% due 10/15/2020		1,300	1,417
7.875% due 11/01/2017		2,900	3,328
8.125% due 08/01/2013		400	409
Wynn Las Vegas LLC
7.750% due 08/15/2020		4,100	4,618
Xerox Corp.
6.400% due 03/15/2016		800	902
Yanlord Land Group Ltd.
10.625% due 03/29/2018		3,600	4,050
Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	12,400	17,206
Ziggo Finance BV
6.125% due 11/15/2017		9,000	12,113

			2,120,186

UTILITIES 8.6%
AES Corp.
8.000% due 10/15/2017		$100	118
8.000% due 06/01/2020		6,700	7,973
AES Panama S.A.
6.350% due 12/21/2016		200	222
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		500	521
7.700% due 08/07/2013		2,100	2,148
8.700% due 08/07/2018		15,800	20,208

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ameren Illinois Co.
6.250% due 04/01/2018		$1,400	$1,706
Baltimore Gas & Electric Co.
6.125% due 07/01/2013		400	405
Beaver Valley Funding
9.000% due 06/01/2017		106	107
BP Capital Markets PLC
3.625% due 05/08/2014		1,200	1,240
3.750% due 06/17/2013		3,960	3,987
4.750% due 03/10/2019		200	232
5.250% due 11/07/2013		2,000	2,056
British Telecommunications PLC
8.500% due 12/07/2016	GBP	2,576	4,864
Calpine Corp.
7.250% due 10/15/2017		$4,680	4,984
7.875% due 07/31/2020		1,800	1,980
Carolina Power & Light Co.
5.125% due 09/15/2013		750	766
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		14,210	16,270
CenturyLink, Inc.
6.000% due 04/01/2017		5,000	5,419
CMS Energy Corp.
4.250% due 09/30/2015		1,400	1,510
5.050% due 02/15/2018		3,000	3,438
6.250% due 02/01/2020		2,100	2,572
Colbun S.A.
6.000% due 01/21/2020		2,300	2,597
Duke Energy Corp.
5.050% due 09/15/2019		250	295
E.CL S.A.
5.625% due 01/15/2021		3,500	3,962
Energy Future Intermediate Holding Co. LLC
6.875% due 08/15/2017		4,500	4,759
10.000% due 12/01/2020		3,000	3,390
Entergy Corp.
3.625% due 09/15/2015		1,800	1,882
EP Energy LLC
7.750% due 09/01/2022		2,300	2,553
Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016		368	392
FirstEnergy Corp.
7.375% due 11/15/2031		18,290	21,509
FirstEnergy Solutions Corp.
6.050% due 08/15/2021		100	119
France Telecom S.A.
4.375% due 07/08/2014		200	209
Frontier Communications Corp.
6.625% due 03/15/2015		2,575	2,871
7.000% due 11/01/2025		400	392
7.875% due 04/15/2015		598	685
Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020		300	302
6.212% due 11/22/2016		9,050	10,103
6.510% due 03/07/2022		1,300	1,508
7.288% due 08/16/2037		500	608
7.510% due 07/31/2013		1,350	1,381
8.625% due 04/28/2034		7,540	10,273
9.250% due 04/23/2019		20,550	26,612
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		10,000	10,841
Indo Energy Finance BV
7.000% due 05/07/2018		2,200	2,392
Intergas Finance BV
6.375% due 05/14/2017		3,700	4,162
Israel Electric Corp. Ltd.
7.250% due 01/15/2019		2,200	2,530

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	61

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016		$9,200	$10,050
6.000% due 01/15/2018		100	111
Koninklijke KPN NV
5.750% due 03/18/2016	GBP	2,750	4,639
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		$1,300	1,339
Korea Electric Power Corp.
3.000% due 10/05/2015		700	731
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		1,400	1,464
6.250% due 06/17/2014		3,185	3,386
LG&E and KU Energy LLC
3.750% due 11/15/2020		11,350	12,081
Linn Energy LLC
7.750% due 02/01/2021		1,900	2,047
Majapahit Holding BV
7.250% due 06/28/2017		1,600	1,864
7.750% due 10/17/2016		700	815
7.750% due 01/20/2020		6,610	8,130
8.000% due 08/07/2019		6,900	8,539
MetroPCS Wireless, Inc.
6.250% due 04/01/2021		5,700	5,821
Midwest Generation LLC
8.560% due 01/02/2016^		278	272
Nevada Power Co.
5.875% due 01/15/2015		450	491
6.500% due 05/15/2018		6,050	7,494
6.750% due 07/01/2037		25	34
NGPL PipeCo LLC
7.119% due 12/15/2017		15,400	16,478
9.625% due 06/01/2019		10,900	12,262
Novatek OAO via Novatek Finance Ltd.
4.422% due 12/13/2022		7,000	6,956
6.604% due 02/03/2021		12,500	14,531
NRG Energy, Inc.
8.250% due 09/01/2020		6,100	6,916
Pedernales Electric Cooperative, Inc.
5.952% due 11/15/2022		500	570
Petroleos Mexicanos
5.500% due 01/21/2021		12,300	14,176
5.500% due 06/27/2044		36,300	37,534
6.500% due 06/02/2041		150	177
8.000% due 05/03/2019		18,540	23,824
PSEG Power LLC
5.320% due 09/15/2016		1,290	1,459
5.500% due 12/01/2015		900	1,001
Puget Energy, Inc.
6.500% due 12/15/2020		5,000	5,823
QGOG Constellation S.A.
6.250% due 11/09/2019		9,000	9,517
Qtel International Finance Ltd.
3.375% due 10/14/2016		900	950
4.750% due 02/16/2021		7,500	8,382
5.000% due 10/19/2025		4,200	4,662
6.500% due 06/10/2014		500	533
Qwest Corp.
3.530% due 06/15/2013		1,200	1,204
6.500% due 06/01/2017		1,300	1,506
7.250% due 09/15/2025		3,250	3,702
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		2,751	3,075
5.500% due 09/30/2014		600	640
5.832% due 09/30/2016		970	1,046
5.838% due 09/30/2027		1,370	1,638
6.332% due 09/30/2027		500	632
6.750% due 09/30/2019		3,750	4,687

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Red Oak Power LLC
8.540% due 11/30/2019		$1,702	$1,830
9.200% due 11/30/2029		150	166
Rosneft Oil Co. via Rosneft International Finance Ltd.
3.149% due 03/06/2017		7,800	7,858
4.199% due 03/06/2022		8,300	8,248
Sierra Pacific Power Co.
6.000% due 05/15/2016		1,700	1,963
6.750% due 07/01/2037		25	34
Southern California Edison Co.
5.000% due 01/15/2014		100	104
Sprint Capital Corp.
8.750% due 03/15/2032		3,700	4,431
Sprint Nextel Corp.
6.000% due 12/01/2016		14,375	15,633
Telefonos de Mexico S.A.B. de C.V.
8.750% due 01/31/2016	MXN	128,300	11,418
Tenaska Alabama Partners LP
7.000% due 06/30/2021		$124	133
TNK-BP Finance S.A.
6.625% due 03/20/2017		10,800	12,258
7.250% due 02/02/2020		7,700	9,269
7.500% due 07/18/2016		19,550	22,498
7.875% due 03/13/2018		13,510	16,279
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	100	131
tw telecom Holdings, Inc.
8.000% due 03/01/2018		$13,775	15,084
Verizon Communications, Inc.
5.550% due 02/15/2016		400	452
8.750% due 11/01/2018		975	1,313
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016		4,000	4,300
7.748% due 02/02/2021		4,900	5,500
9.125% due 04/30/2018		900	1,073
VimpelCom Holdings BV
5.200% due 02/13/2019		6,800	6,861
5.950% due 02/13/2023		20,200	20,175
Vodafone Group PLC
4.150% due 06/10/2014		250	260
5.625% due 02/27/2017		800	928
Zhaikmunai LP via Zhaikmunai International BV
7.125% due 11/13/2019		4,000	4,290

			624,731

Total Corporate Bonds & Notes (Cost $4,174,990)			4,412,146

MUNICIPAL BONDS & NOTES 4.3%

ALASKA 0.0%
Northern Tobacco Securitization Corp. Alaska Revenue Bonds, Series 2006
5.000% due 06/01/2046		200	179

CALIFORNIA 1.9%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044		2,000	2,548
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049		2,950	4,031
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050		12,200	17,240
7.043% due 04/01/2050		11,545	16,587
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039		5,100	7,079

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 04/01/2034	$300	$418
7.550% due 04/01/2039	1,300	1,878
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	11,550	16,909
7.700% due 11/01/2030	2,500	3,152
7.950% due 03/01/2036	1,400	1,753
California State General Obligation Bonds, Series 2012
5.000% due 09/01/2024	3,000	3,600
5.000% due 09/01/2028	1,755	1,996
California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	2,000	2,193
Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2035	400	420
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	980	906
5.750% due 06/01/2047	1,950	1,874
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	900	1,202
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	4,100	5,081
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,600	2,080
7.618% due 08/01/2040	3,100	4,158
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	2,800	4,060
Los Angeles Wastewater System, California Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	6,200	7,287
5.813% due 06/01/2040	5,800	6,968
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2010
6.947% due 07/01/2040	400	498
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	1,704	2,250
Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	2,550	3,546
Riverside Community College District, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	400	466
7.021% due 08/01/2040	600	698
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	3,800	5,185
San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	2,300	2,588
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	1,400	1,517
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	550	499
5.125% due 06/01/2046	300	264
University of California Revenue Bonds, (BABs), Series 2010
5.946% due 05/15/2045	900	1,092
6.296% due 05/15/2050	600	717
6.398% due 05/15/2031	1,000	1,251
6.548% due 05/15/2048	2,000	2,643

		136,634

62	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DISTRICT OF COLUMBIA 0.2%
District of Columbia Revenue Bonds, Series 2012
5.000% due 12/01/2027	$2,495	$2,994
5.000% due 12/01/2029	11,000	13,046

		16,040

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	500	614
Chicago, Illinois Waterworks Revenue Bonds, (BABs), Series 2010
6.742% due 11/01/2040	300	411
Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	100	128

		1,153

INDIANA 0.0%
Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	2,150	2,881

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	1,960	1,957

KENTUCKY 0.0%
Kentucky State Property & Building Commission Revenue Bonds, (BABs), Series 2009
6.155% due 11/01/2029	750	941
Kentucky State Property & Building Commission Revenue Bonds, (NPFGC Insured), Series 2003
5.020% due 10/01/2014	500	531

		1,472

MASSACHUSETTS 0.2%
Massachusetts Bay Transportation Authority Revenue Bonds, Series 2004
0.000% due 07/01/2020	900	941
Massachusetts School Building Authority Revenue Bonds, Series 2012
5.000% due 08/15/2028	3,000	3,557
5.000% due 08/15/2030	2,700	3,172
University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.423% due 05/01/2029	3,750	4,277

		11,947

NEW JERSEY 0.2%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	300	438
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,300	1,836
Tobacco Settlement Financing Corp. New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2029	1,000	966
5.000% due 06/01/2041	11,930	10,796

		14,036

NEW YORK 0.8%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
5.871% due 11/15/2039	510	600

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	$3,000	$3,952
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043	200	249
5.790% due 06/15/2041	6,000	6,946
5.882% due 06/15/2044	1,100	1,455
6.282% due 06/15/2042	900	1,068
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2032	1,000	1,148
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.508% due 08/01/2037	4,400	5,461
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2011
5.000% due 11/01/2038	10,000	11,309
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2026	1,000	1,202
New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	2,000	2,455
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	18,600	22,996
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	400	470

		59,311

NORTH CAROLINA 0.0%
North Carolina State Revenue Bonds, Series 2011
5.000% due 05/01/2026	1,800	2,158

OHIO 0.5%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
5.939% due 02/15/2047	2,700	3,127
7.834% due 02/15/2041	1,000	1,396
8.084% due 02/15/2050	6,855	10,202
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2030	100	90
5.875% due 06/01/2047	10,400	9,368
6.000% due 06/01/2042	4,805	4,342
6.500% due 06/01/2047	4,400	4,293
JobsOhio Beverage System Revenue Bonds, Series 2013
4.532% due 01/01/2035	1,500	1,549

		34,367

TENNESSEE 0.1%
Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	100	135
Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, Series 2010
6.693% due 07/01/2041	1,000	1,385
Tennessee State School Bond Authority General Obligation Bonds, Series 2010
4.848% due 09/15/2027	1,800	2,107

		3,627

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.1%
Dallas, Texas General Obligation Bonds, Series 2012
5.000% due 02/15/2024	$3,800	$4,649
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	1,800	2,447

		7,096

WEST VIRGINIA 0.3%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	24,705	21,296

Total Municipal Bonds & Notes (Cost $265,411)		314,154

U.S. GOVERNMENT AGENCIES 2.6%
Fannie Mae
0.653% due 10/18/2030	7	7
0.704% due 03/25/2017	20	20
1.375% due 03/01/2044	66	69
2.790% due 07/01/2022	989	1,031
2.810% due 06/01/2022	1,978	2,067
3.500% due 04/01/2043	3,300	3,486
4.000% due 07/01/2031 - 05/01/2043	64,735	69,124
4.446% due 09/25/2040 (a)	1,200	252
4.482% due 12/01/2036	108	115
5.000% due 11/01/2035	252	273
5.500% due 01/01/2025 - 05/01/2043	75,087	81,998
5.596% due 09/25/2037 (a)	5,181	685
6.500% due 06/25/2028	116	129
6.850% due 12/18/2027	96	112
Farm Credit Bank
7.561% due 12/15/2013 (d)	500	506
Freddie Mac
0.625% due 12/29/2014 (k)	20,000	20,127
0.703% due 09/15/2030	24	24
1.375% due 10/25/2044 - 02/25/2045	173	172
1.575% due 07/25/2044	259	266
2.361% due 05/01/2023	9	9
5.500% due 09/15/2017 - 07/01/2038	331	358
6.500% due 07/25/2043	12	14
7.000% due 06/15/2013	2	2
Ginnie Mae
1.625% due 11/20/2023 - 11/20/2027	74	78
1.750% due 05/20/2026 - 07/20/2026	47	49
6.112% due 09/16/2042	2,802	3,205
9.250% due 12/20/2019 - 06/20/2021	10	10
New Valley Generation
7.299% due 03/15/2019	509	601
Small Business Administration
4.340% due 03/01/2024	128	140
4.504% due 02/10/2014	10	10
5.080% due 11/01/2022	383	422
5.130% due 09/01/2023	22	24
6.900% due 12/01/2020	269	299
7.150% due 03/01/2017	75	82
7.190% due 12/01/2019	91	101
7.300% due 05/01/2017	47	50

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	63

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vendee Mortgage Trust
6.000% due 12/15/2030	$1,000	$1,137

Total U.S. Government Agencies (Cost $186,265)		187,054

U.S. TREASURY OBLIGATIONS 2.3%
U.S. Treasury Notes
1.375% due 02/28/2019 (f)(j)(k)(l)	105,600	108,067
1.625% due 11/15/2022 (h)	2,000	1,967
2.000% due 11/15/2021 (f)(j)(k)(l)	26,700	27,561
2.000% due 02/15/2022 (j)(k)(l)	27,800	28,604

Total U.S. Treasury Obligations (Cost $159,102)		166,199

MORTGAGE-BACKED SECURITIES 4.5%
Adjustable Rate Mortgage Trust
2.753% due 01/25/2035	3,410	3,398
3.023% due 11/25/2035	1,704	1,692
5.046% due 01/25/2036	998	938
Alternative Loan Trust
6.250% due 12/25/2036	1,329	1,074
American General Mortgage Loan Trust
5.150% due 03/25/2058	825	848
American Home Mortgage Assets LLC
0.394% due 05/25/2046	512	355
0.414% due 10/25/2046	1,347	885
American Home Mortgage Investment Trust
2.197% due 12/25/2035	1,611	1,220
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051	2,220	2,563
5.754% due 02/10/2051	10,000	11,655
Banc of America Funding Corp.
0.704% due 06/26/2035	5,450	4,987
0.704% due 07/26/2036	897	871
2.872% due 03/20/2036	263	238
3.048% due 09/20/2035	153	124
5.500% due 01/25/2036	771	809
6.000% due 07/25/2037	1,025	803
Banc of America Large Loan Trust
2.503% due 11/15/2015	11,040	11,131
Banc of America Mortgage Trust
2.924% due 02/25/2036	89	78
3.202% due 11/20/2046^	6,042	4,878
4.878% due 11/25/2034	129	128
5.500% due 12/25/2020	276	287
5.500% due 11/25/2035	436	439
6.000% due 10/25/2036	715	643
Bear Stearns Adjustable Rate Mortgage Trust
2.353% due 02/25/2036^	1,701	1,139
2.600% due 03/25/2035	5,036	5,090
2.726% due 02/25/2033	11	11
2.847% due 01/25/2035	57	53
2.955% due 08/25/2035	3,093	2,839
2.959% due 02/25/2033	13	12
3.018% due 05/25/2047^	1,392	1,140
3.068% due 01/25/2034	7	7
3.124% due 01/25/2034	24	24
5.163% due 01/25/2035	1,788	1,819
Bear Stearns Alt-A Trust
0.825% due 08/25/2036^	548	211
2.768% due 05/25/2035	256	251
2.800% due 03/25/2036^	647	461
2.926% due 09/25/2035	1,750	1,480
4.707% due 11/25/2036^	423	339
Bear Stearns Commercial Mortgage Securities
5.147% due 10/12/2042	200	219

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CDC Commercial Mortgage Trust
6.005% due 05/15/2035		$5,367	$5,384
Chase Mortgage Finance Corp.
5.500% due 07/25/2037		4,210	3,908
Citigroup Mortgage Loan Trust, Inc.
2.570% due 10/25/2035		1,277	1,257
2.600% due 05/25/2035		203	204
2.693% due 08/25/2035		324	184
2.732% due 05/25/2035		1,693	1,637
2.823% due 03/25/2034		78	78
3.111% due 09/25/2037^		1,493	1,215
5.935% due 09/25/2037^		963	808
Citimortgage Alternative Loan Trust
6.000% due 06/25/2037^		2,390	2,074
6.000% due 06/25/2037		297	258
Commercial Mortgage Pass-Through Certificates
5.383% due 02/15/2040		500	548
5.764% due 09/15/2039		10,000	11,587
Countrywide Alternative Loan Trust
0.398% due 12/20/2046		3,092	1,992
0.413% due 07/20/2046^		1,482	801
0.434% due 08/25/2046		136	24
0.483% due 09/20/2046		526	110
0.533% due 11/20/2035		480	343
0.554% due 06/25/2037		44	1
1.174% due 12/25/2035		446	328
2.895% due 02/25/2037^		2,838	2,414
4.882% due 10/25/2035^		248	206
5.500% due 11/25/2035^		2,751	2,302
5.500% due 12/25/2035		1,920	1,660
5.500% due 01/25/2036		781	692
5.750% due 02/25/2035		1,723	1,662
5.750% due 03/25/2037^		393	315
6.000% due 10/25/2032		1	1
6.000% due 02/25/2037		938	695
6.000% due 02/25/2037^		2,173	1,643
6.250% due 11/25/2036^		3,020	2,579
Countrywide Home Loan Mortgage Pass-Through Trust
0.434% due 05/25/2035		200	164
0.504% due 04/25/2046^		289	57
0.544% due 06/25/2035		379	343
2.738% due 07/20/2034		679	666
2.868% due 10/19/2032		6	4
2.889% due 04/20/2035		554	549
3.199% due 02/25/2034		833	810
5.000% due 04/25/2035		588	598
5.500% due 01/25/2035		1,029	1,072
5.500% due 09/25/2035		1,650	1,646
5.500% due 12/25/2035^		1,475	1,451
6.000% due 05/25/2036^		673	622
6.000% due 01/25/2037		14,682	13,282
Credit Suisse First Boston Mortgage Securities Corp.
2.455% due 06/25/2033		564	557
6.000% due 01/25/2036		2,540	1,963
Credit Suisse Mortgage Capital Certificates
2.652% due 02/26/2036		1,884	1,798
2.815% due 09/26/2047		2,132	2,069
CSAB Mortgage-Backed Trust
6.172% due 06/25/2036		685	486
Deutsche ALT-A Securities, Inc.
0.384% due 06/25/2037		3,514	2,690
4.961% due 10/25/2035		292	256
5.500% due 12/25/2035^		571	473
Deutsche ALT-B Securities, Inc.
6.300% due 07/25/2036^		468	311
EMF-NL
1.002% due 04/17/2041	EUR	1,948	2,199

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Horizon Asset Securities, Inc.
5.162% due 02/25/2036	$964	$953
First Horizon Mortgage Pass-Through Trust
2.557% due 02/25/2035	986	987
5.750% due 02/25/2036	1,654	1,683
5.750% due 05/25/2037^	3,261	2,933
General Electric Capital Assurance Co.
5.254% due 05/12/2035	307	324
GMAC Mortgage Corp. Loan Trust
3.642% due 11/19/2035	427	411
3.873% due 04/19/2036	189	165
Greenpoint Mortgage Funding Trust
0.474% due 11/25/2045	83	69
Greenpoint Mortgage Pass-Through Certificates
2.939% due 10/25/2033	827	823
GS Mortgage Securities Corp.
1.103% due 03/06/2020	1,547	1,548
GSR Mortgage Loan Trust
2.559% due 06/25/2034	283	282
2.653% due 11/25/2035	3,673	3,566
2.675% due 09/25/2035	221	224
2.776% due 01/25/2036	381	345
3.009% due 11/25/2035	255	224
3.022% due 05/25/2034	1,159	1,154
6.000% due 02/25/2036	5,561	5,233
6.000% due 03/25/2037	1,024	958
6.000% due 05/25/2037	443	432
Harborview Mortgage Loan Trust
0.393% due 09/19/2037	1,160	873
0.393% due 01/19/2038	1,540	1,229
5.450% due 06/19/2036^	413	300
Homebanc Mortgage Trust
0.464% due 01/25/2036	1,014	788
5.564% due 04/25/2037	349	278
Indymac Index Mortgage Loan Trust
0.444% due 07/25/2035	118	101
0.474% due 06/25/2037^	407	109
2.884% due 07/25/2037	231	142
2.979% due 08/25/2036	156	107
3.176% due 06/25/2036	828	590
JPMorgan Alternative Loan Trust
0.314% due 09/25/2036	1,918	1,462
0.344% due 03/25/2037	1,853	1,099
JPMorgan Chase Commercial Mortgage Securities Corp.
0.578% due 07/15/2019	240	234
2.103% due 11/15/2028	2,312	2,329
JPMorgan Mortgage Trust
2.497% due 07/27/2037	3,188	2,847
2.916% due 04/25/2035	3,730	3,653
3.003% due 07/25/2035	265	263
3.025% due 08/25/2035^	1,596	1,492
5.268% due 07/25/2035	472	490
5.394% due 06/25/2037	5,586	5,067
5.454% due 04/25/2036	246	222
5.750% due 01/25/2036	868	820
JPMorgan Resecuritization Trust
0.704% due 06/26/2036	1,616	1,587
0.704% due 03/26/2037	2,371	2,330
LB Mortgage Trust
8.546% due 01/20/2017	58	58
LB-UBS Commercial Mortgage Trust
5.372% due 09/15/2039	1,700	1,930
5.424% due 02/15/2040	740	847
5.866% due 09/15/2045	700	810
Lehman XS Trust
0.364% due 03/25/2047	1,255	785

64	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASTR Adjustable Rate Mortgages Trust
0.444% due 05/25/2037		$273	$189
0.544% due 05/25/2047^		473	144
0.917% due 01/25/2047^		1,857	1,095
2.747% due 08/25/2034		90	92
2.872% due 11/25/2033		55	53
MASTR Alternative Loans Trust
0.604% due 03/25/2036		723	151
Merrill Lynch Alternative Note Asset
3.013% due 06/25/2037^		356	231
Merrill Lynch Floating Trust
0.740% due 07/09/2021		1,800	1,781
Merrill Lynch Mortgage Investors Trust
0.414% due 02/25/2036		3,607	3,220
1.760% due 10/25/2035		1,912	1,889
3.224% due 05/25/2034		668	651
5.076% due 12/25/2035		4,132	3,891
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		750	874
5.936% due 08/12/2049		300	351
Morgan Stanley Capital Trust
5.575% due 04/12/2049		834	852
5.692% due 04/15/2049		1,200	1,381
5.889% due 06/11/2049		3,400	3,973
Morgan Stanley Mortgage Loan Trust
2.440% due 06/25/2036		107	100
2.522% due 11/25/2037		2,041	1,511
2.532% due 07/25/2035		7,072	6,468
6.000% due 10/25/2037^		10,367	8,299
Nomura Asset Acceptance Corp.
5.820% due 03/25/2047		347	353
Opera Finance PLC
0.424% due 10/20/2014	EUR	841	1,062
Opteum Mortgage Acceptance Corp.
0.584% due 12/25/2035		$2,000	1,618
Prime Mortgage Trust
0.704% due 02/25/2035		1,289	1,170
RBSGC Structured Trust
5.500% due 11/25/2035		5,140	4,516
RBSSP Resecuritization Trust
0.524% due 03/26/2037		3,327	3,192
0.704% due 09/26/2034		966	926
0.704% due 03/26/2036		1,392	1,368
0.704% due 04/26/2037		999	972
Residential Accredit Loans, Inc. Trust
0.304% due 05/25/2037		906	640
0.394% due 07/25/2036		427	317
0.404% due 12/25/2046^		532	196
0.434% due 05/25/2037		534	107
3.254% due 02/25/2035		289	243
3.684% due 02/25/2036^		259	177
6.500% due 07/25/2036		1,232	1,008
Residential Asset Securitization Trust
0.604% due 01/25/2046^		1,630	735
6.000% due 02/25/2036		774	632
6.250% due 09/25/2037		3,337	2,402
Residential Funding Mortgage Securities, Inc. Trust
3.275% due 09/25/2035^		477	391
3.396% due 02/25/2036		312	272
6.000% due 10/25/2036		1,742	1,621
Salomon Brothers Mortgage Securities, Inc.
0.704% due 05/25/2032		31	28
Structured Adjustable Rate Mortgage Loan Trust
0.404% due 04/25/2047		1,852	1,247
2.649% due 01/25/2035		690	645
2.663% due 09/25/2035		6,939	6,267
2.673% due 01/25/2036^		34	32

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.524% due 09/25/2036^	$2,843	$1,714
5.272% due 03/25/2036^	243	202
Structured Asset Mortgage Investments, Inc.
0.424% due 05/25/2036	2,414	1,643
0.464% due 05/25/2046^	234	28
0.863% due 09/19/2032	78	77
Structured Asset Securities Corp.
2.324% due 07/25/2032	3	3
2.609% due 06/25/2033	743	739
5.500% due 12/25/2034	835	845
6.000% due 11/25/2034	1,096	1,103
Wachovia Bank Commercial Mortgage Trust
0.283% due 06/15/2020	3,875	3,823
Wachovia Mortgage Loan Trust LLC
2.627% due 08/20/2035	2,197	2,059
5.398% due 10/20/2035	271	273
WaMu Mortgage Pass-Through Certificates
0.464% due 11/25/2045	2,069	1,897
0.474% due 12/25/2045	1,811	1,698
0.524% due 08/25/2045	1,714	1,614
0.878% due 02/25/2047	1,277	982
0.927% due 06/25/2047	436	117
0.987% due 12/25/2046	538	479
1.057% due 10/25/2046	2,292	1,792
1.175% due 02/25/2046	784	723
1.177% due 08/25/2046	3,997	3,280
1.377% due 11/25/2042	5	5
1.577% due 06/25/2042	10	9
1.577% due 08/25/2042	11	11
2.212% due 02/27/2034	89	90
2.462% due 07/25/2046	1,581	1,501
2.462% due 10/25/2046	440	394
2.463% due 10/25/2035	58	58
2.638% due 02/25/2037^	1,092	936
2.675% due 09/25/2036^	932	782
Washington Mutual Alternative Mortgage Pass-Through Certificates
0.444% due 01/25/2047^	1,268	732
0.935% due 04/25/2047^	211	9
0.948% due 04/25/2047	549	87
1.017% due 05/25/2047	534	56
Washington Mutual MSC Mortgage Pass-Through Certificates
2.232% due 02/25/2033	3	3
Wells Fargo Mortgage-Backed Securities Trust
0.704% due 07/25/2037	515	429
2.493% due 09/25/2033	268	275
2.614% due 07/25/2036^	432	393
2.619% due 05/25/2036^	830	752
2.624% due 12/25/2034	398	399
2.636% due 06/25/2035	1,485	1,521
2.639% due 04/25/2036	205	190
2.641% due 03/25/2036	3,270	3,283
2.673% due 10/25/2035	1,410	1,352
2.695% due 07/25/2036^	1,155	1,062
2.728% due 04/25/2035	356	363
5.500% due 03/25/2036	4,780	5,079
5.750% due 05/25/2036	2,351	2,361
5.992% due 11/25/2037^	3,329	3,024
6.000% due 04/25/2037	2,303	2,216

Total Mortgage-Backed Securities (Cost $300,911)		323,067

ASSET-BACKED SECURITIES 1.8%
Accredited Mortgage Loan Trust
0.334% due 02/25/2037	1,790	1,615
AEP Texas Central Transition Funding LLC
6.250% due 01/15/2017	750	828

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Aircraft Certificate Owner Trust
6.455% due 09/20/2022		$284	$288
7.001% due 09/20/2022		8,700	8,879
Argent Securities, Inc.
0.474% due 05/25/2036		816	297
Asset-Backed Funding Certificates Trust
0.364% due 01/25/2037		1,235	667
0.424% due 01/25/2037		5,284	2,880
Avoca CLO PLC
0.575% due 09/15/2021	EUR	5,685	7,132
Bear Stearns Asset-Backed Securities Trust
0.524% due 08/25/2036		$7,288	7,216
0.694% due 09/25/2035		1,000	633
1.004% due 10/27/2032		36	33
1.204% due 10/25/2037		428	362
1.454% due 08/25/2037		2,254	1,870
Carrington Mortgage Loan Trust
0.664% due 06/25/2035		1,500	1,347
CIT Education Loan Trust
0.400% due 03/15/2026		3,500	3,473
Citigroup Mortgage Loan Trust, Inc.
0.454% due 08/25/2036		3,000	1,383
Countrywide Asset-Backed Certificates
0.354% due 02/25/2037		2,655	2,415
0.374% due 06/25/2047		2,000	1,568
0.384% due 07/25/2036		954	928
0.384% due 06/25/2047		2,000	1,513
0.454% due 04/25/2036		1,039	1,010
0.554% due 04/25/2036		1,000	925
0.589% due 11/25/2035		1,357	1,208
5.595% due 08/25/2035		1,000	839
5.627% due 10/25/2046		3,763	3,399
5.714% due 07/25/2036		1,300	1,062
Credit-Based Asset Servicing and Securitization LLC
4.602% due 03/25/2037^		1,910	1,078
Denver Arena Trust
6.940% due 11/15/2019		82	85
EFS Volunteer LLC
1.082% due 07/26/2027		26,131	26,426
Fieldstone Mortgage Investment Trust
0.364% due 11/25/2036		1,892	935
First Franklin Mortgage Loan Trust
0.314% due 11/25/2036		169	166
0.444% due 10/25/2036		2,000	1,144
1.054% due 07/25/2034		1,000	774
Franklin CLO Ltd.
0.540% due 06/15/2018		6,277	6,156
GSAA Trust
0.374% due 09/25/2036		2,087	1,066
0.504% due 03/25/2037		481	295
0.504% due 05/25/2047		579	390
GSAMP Trust
0.354% due 08/25/2036		1,585	989
Indymac Residential Asset-Backed Trust
0.444% due 11/25/2036		2,000	1,002
JCP&L Transition Funding LLC
6.160% due 06/05/2019		650	745
JPMorgan Mortgage Acquisition Corp.
0.264% due 03/25/2047		136	128
0.351% due 07/25/2036		1,906	901
Lehman XS Trust
0.434% due 06/25/2046^		101	5
Merrill Lynch Mortgage Investors Trust
0.274% due 04/25/2047		2,388	1,237
0.464% due 03/25/2037		2,500	1,313
0.514% due 12/25/2036		3,300	2,358
0.524% due 03/25/2037		1,000	531

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	65

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley ABS Capital
0.294% due 01/25/2037		$951	$486
0.344% due 10/25/2036		3,300	1,763
0.424% due 10/25/2036		2,000	1,081
Morgan Stanley Mortgage Loan Trust
0.564% due 04/25/2037		439	225
5.726% due 10/25/2036^		396	235
Moselle CLO S.A.
0.439% due 01/06/2020	EUR	2,515	3,185
Nelnet Student Loan Trust
1.004% due 12/27/2039		$2,671	2,711
New Century Home Equity Loan Trust
0.484% due 10/25/2035		874	846
0.534% due 02/25/2036		1,400	1,208
RAAC Series
0.374% due 11/25/2036		1,472	1,458
Residential Asset Mortgage Products Trust
0.484% due 05/25/2037		2,602	1,944
Residential Asset Securities Corp. Trust
0.354% due 08/25/2036		1,399	1,319
0.364% due 06/25/2036		1,449	1,329
0.654% due 09/25/2035		2,000	1,915
Securitized Asset-Backed Receivables LLC
0.264% due 12/25/2036^		258	79
SG Mortgage Securities Trust
0.414% due 10/25/2036		2,000	981
SLM Student Loan Trust
1.603% due 08/15/2025		4,429	4,498
Soundview Home Loan Trust
0.464% due 02/25/2037		1,906	807
Specialty Underwriting & Residential Finance
0.504% due 12/25/2036		1,500	1,009
Structured Asset Investment Loan Trust
0.354% due 09/25/2036		723	541
0.364% due 05/25/2036		1,229	863
Structured Asset Securities Corp.
1.704% due 04/25/2035		280	260
Venture CDO Ltd.
0.532% due 01/20/2022		2,200	2,131

Total Asset-Backed Securities (Cost $128,696)			132,368

SOVEREIGN ISSUES 15.1%
Australia Government CPI Linked Bond
3.000% due 09/20/2025	AUD	25,700	36,845
4.000% due 08/20/2020		25,700	51,358
Autonomous Community of Madrid Spain
4.200% due 09/24/2014	EUR	19,700	25,758
4.305% due 03/06/2014		12,400	16,300
Bahrain Government International Bond
5.500% due 03/31/2020		$6,700	7,349
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	2,600	3,616
5.500% due 07/12/2020		$400	453
6.369% due 06/16/2018		1,000	1,160
6.500% due 06/10/2019		1,000	1,178
Banque Centrale de Tunisie S.A.
8.250% due 09/19/2027		770	886
Brazil Government International Bond
8.250% due 01/20/2034		800	1,220
Brazil Notas do Tesouro Nacional
6.000% due 08/15/2024	BRL	26,700	35,448
10.000% due 01/01/2014		10,413	5,231
10.000% due 01/01/2017		37,919	19,220
10.000% due 01/01/2021		12,670	6,376
10.000% due 01/01/2023		1,550	776

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Colombia Government International Bond
8.125% due 05/21/2024		$6,500	$9,389
10.375% due 01/28/2033		275	475
11.750% due 02/25/2020		725	1,136
12.000% due 10/22/2015	COP	277,000	183
Costa Rica Government International Bond
4.250% due 01/26/2023		$6,200	6,222
9.995% due 08/01/2020		500	683
Export-Import Bank of China
4.875% due 07/21/2015		2,050	2,231
5.250% due 07/29/2014		6,625	7,004
Guatemala Government Bond
9.250% due 08/01/2013		1,845	1,898
Hong Kong SAR Government Bond
5.125% due 08/01/2014		750	794
Indonesia Government International Bond
3.750% due 04/25/2022		1,700	1,730
4.875% due 05/05/2021		4,000	4,395
5.875% due 03/13/2020		24,600	28,536
6.125% due 05/15/2028	IDR	2,439,000	247
6.625% due 05/15/2033		85,254,000	8,886
6.625% due 02/17/2037		$4,000	4,960
6.750% due 03/10/2014		5,800	6,083
6.875% due 03/09/2017		11,300	13,178
6.875% due 01/17/2018		4,500	5,327
7.000% due 05/15/2027	IDR	90,803,000	10,032
7.250% due 04/20/2015		$500	556
7.500% due 01/15/2016		100	115
8.250% due 06/15/2032	IDR	43,216,000	5,273
8.500% due 10/12/2035		$3,800	5,633
9.500% due 07/15/2031	IDR	220,548,000	30,024
10.000% due 02/15/2028		72,686,000	10,150
11.625% due 03/04/2019		$6,900	10,039
Italy Buoni Poliennali Del Tesoro
3.750% due 08/01/2015	EUR	69,400	91,595
4.500% due 07/15/2015		123,600	165,582
Kommunalbanken A/S
2.375% due 01/19/2016		$1,700	1,784
Korea Housing Finance Corp.
4.125% due 12/15/2015		3,800	4,102
Mexico Government International Bond
6.050% due 01/11/2040		300	373
6.750% due 09/27/2034		3,900	5,206
7.250% due 12/15/2016	MXN	58,200	5,150
8.300% due 08/15/2031		$200	305
New South Wales Treasury Corp. CPI Linked Bond
2.750% due 11/20/2025	AUD	17,400	23,626
Panama Government International Bond
6.700% due 01/26/2036		$100	134
7.125% due 01/29/2026		1,000	1,352
7.250% due 03/15/2015		10,225	11,426
8.875% due 09/30/2027		2,700	4,188
Peru Government International Bond
7.125% due 03/30/2019		500	644
7.350% due 07/21/2025		8,300	11,757
8.375% due 05/03/2016		4,000	4,892
8.750% due 11/21/2033		6,600	10,824
Philippines Government International Bond
5.000% due 01/13/2037		1,700	1,961
6.500% due 01/20/2020		2,100	2,643
Poland Government International Bond
6.375% due 07/15/2019		250	308
Qatar Government International Bond
4.000% due 01/20/2015		1,500	1,585
4.500% due 01/20/2022		350	394
5.250% due 01/20/2020		10,500	12,290
6.400% due 01/20/2040		5,600	7,196

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Russia Government International Bond
7.500% due 03/31/2030		$49,581	$61,518
12.750% due 06/24/2028		400	766
South Africa Government International Bond
5.250% due 05/16/2013	EUR	1,050	1,352
6.750% due 03/31/2021	ZAR	115,700	12,763
7.250% due 01/15/2020		396,000	45,034
8.000% due 12/21/2018		439,000	51,867
8.250% due 09/15/2017		176,500	20,917
Turkey Government International Bond
5.625% due 03/30/2021		$24,700	28,294
6.750% due 04/03/2018		11,600	13,717
6.750% due 05/30/2040		9,200	11,385
6.875% due 03/17/2036		3,700	4,574
7.000% due 03/11/2019		2,900	3,513
7.250% due 03/05/2038		2,900	3,755
7.500% due 11/07/2019		4,100	5,125
Uruguay Government International Bond
7.625% due 03/21/2036		1,100	1,594
8.000% due 11/18/2022		6,011	8,410
Venezuela Government International Bond
7.000% due 03/31/2038		2,700	2,140
7.650% due 04/21/2025		2,700	2,376
7.750% due 10/13/2019		1,300	1,222
8.250% due 10/13/2024		13,300	12,136
9.250% due 05/07/2028		19,800	19,057
9.375% due 01/13/2034		14,650	14,174
Vietnam Government International Bond
4.000% due 03/12/2028		9,833	8,059
6.875% due 01/15/2016		3,000	3,337
Zambia Government International Bond
5.375% due 09/20/2022		210	209

Total Sovereign Issues (Cost $1,029,555)			1,094,964

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
Hipotecaria Su Casita S.A. de C.V. (c)		157,773	0

Total Common Stocks (Cost $845)			0

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Ally Financial, Inc.
7.000% due 04/29/2013 (d)		3,000	2,967

Total Preferred Securities (Cost $2,824)			2,967

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.9%

CERTIFICATES OF DEPOSIT 0.0%
Banco do Brasil S.A.
1.997% due 06/28/2013		$1,700	1,698

REPURCHASE AGREEMENTS 0.1%
Banc of America Securities LLC
0.210% due 04/01/2013		5,100	5,100
(Dated 03/28/2013. Collateralized by U.S. Treasury Bonds 3.125% due 02/15/2043 valued at $5,222. Repurchase proceeds are $5,100.)

66	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Street Bank and Trust Co.
0.010% due 04/01/2013	$1,017	$1,017
(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $1,041. Repurchase proceeds are $1,017.)

		6,117

SHORT-TERM NOTES 0.1%
Export-Import Bank of Korea
1.251% due 07/26/2013	9,500	9,501

U.S. TREASURY BILLS 0.0%
0.133% due 01/09/2014 (k)	97	97

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (e) 5.7%
PIMCO Short-Term Floating NAV Portfolio	41,378,079	$414,070

Total Short-Term Instruments (Cost $431,451)		431,483

PURCHASED OPTIONS (o) 0.1%
(Cost $11,949)		7,280

Total Investments 102.7% (Cost $7,063,921)		$7,444,997

Written Options (p) (0.3%) (Premiums $25,208)		(19,269)

Other Assets and Liabilities (Net) (2.4%)		(179,870)

Net Assets 100.0%		$7,245,858

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Perpetual maturity, date shown represents next contractual call date.
(e)	Affiliated to the Fund.
(f)	Securities with an aggregate market value of $78,554 have been pledged as collateral as of March 31, 2013 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $112,130 at a weighted average interest rate of 0.107%.
(h)	Securities with an aggregate market value of $1,967 have been pledged or delivered as collateral for forward settling transactions, such as delayed-delivery or sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of March 31, 2013.
(i)	Sale-buyback financing transactions as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions
GLM	0.170%	03/28/2013	04/01/2013	$1,979	$(1,979)

(j)	Securities with an aggregate market value of $5,343 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
3-Month Euribor March Futures	Long	03/2015	4,660	$ 1,864
U.S. Treasury 10-Year Note June Futures	Long	06/2013	1,865	(352)

				$ 1,512

(k)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $26,311 and cash of $456 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Unrealized Appreciation/ (Depreciation)
CDX.BP.EM-19 5-Year Index	5.000%	06/20/2018	$8,900	$998	$(88)
CDX.BP.HY-19 5-Year Index	5.000%	12/20/2017	82,700	3,528	1,617
CDX.BP.IG-19 5-Year Index	1.000%	12/20/2017	139,475	1,218	524
CDX.HY-19 5-Year Index	5.000%	12/20/2017	146,700	6,258	6,862
CDX.IG-19 5-Year Index	1.000%	12/20/2017	291,300	2,561	2,032

				$14,563	$10,947

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	67

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	1.400%	03/20/2018	$	47,900	$(1,085)	$(803)
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	AUD	1,000	90	76
Pay	6-Month AUD-BBR-BBSW	4.250%	12/11/2023		45,000	224	495
Pay	6-Month EUR-EURIBOR	2.250%	09/21/2016	EUR	290,400	23,688	17,629

						$22,917	$17,397

(l)	Securities with an aggregate market value of $4,030 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(m)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Advanced Micro Devices, Inc.	JPM	(5.000%	)	12/20/2013	1.671%	$	2,900	$(79)	$(33)	$(46)
CenturyLink, Inc.	BOA	(0.595%	)	06/20/2017	2.157%		5,000	305	0	305
Con-way, Inc.	BOA	(1.834%	)	03/20/2018	2.177%		5,000	79	0	79
CSX Corp.	UAG	(0.880%	)	06/20/2017	0.296%		5,000	(133)	0	(133)
FBG Finance Ltd.	BRC	(1.600%	)	06/20/2015	0.103%		1,000	(34)	0	(34)
Limited Brands, Inc.	GST	(2.410%	)	09/20/2017	1.800%		2,000	(56)	0	(56)
Marsh & McLennan Cos., Inc.	BRC	(0.760%	)	09/20/2015	0.294%		5,000	(60)	0	(60)
PulteGroup, Inc.	DUB	(1.000%	)	03/20/2014	0.374%		10,500	(72)	327	(399)
Springleaf Finance Corp.	BOA	(1.370%	)	12/20/2017	4.414%		2,500	312	0	312
Springleaf Finance Corp.	RYL	(1.300%	)	12/20/2017	4.414%		2,500	319	0	319

								$581	$294	$287

Credit Default Swaps on Corporate, Loan, Sovereign and U.S. Municipal Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Advanced Micro Devices, Inc.	JPM	5.000%	12/20/2017	7.689%	$	2,900	$(294)	$(551)	$257
AES Corp.	GST	5.000%	09/20/2016	1.722%		8,300	949	333	616
Ally Financial, Inc.	BRC	5.000%	03/20/2020	2.372%		5,340	868	906	(38)
American International Group, Inc.	DUB	5.000%	09/20/2013	0.148%		100	3	(13)	16
Anadarko Petroleum Corp.	GST	1.000%	06/20/2017	0.870%		4,100	21	(133)	154
ArcelorMittal	BRC	1.000%	09/20/2017	3.284%	EUR	10,000	(1,232)	(2,227)	995
ArcelorMittal	CBK	1.000%	09/20/2017	3.284%		4,000	(492)	(824)	332
ArcelorMittal	JPM	1.000%	09/20/2017	3.284%		7,100	(874)	(1,596)	722
Australia & New Zealand Banking Group Ltd.	DUB	1.000%	03/20/2018	0.910%	$	14,000	62	44	18
Bank of America Corp.	GST	1.000%	03/20/2018	1.272%		40,000	(532)	(421)	(111)
Biomet, Inc.	FBF	8.000%	03/20/2014	0.929%		1,473	106	0	106
BP Capital Markets America, Inc.	BRC	1.000%	06/20/2015	0.323%	EUR	2,800	57	(421)	478
BP Capital Markets America, Inc.	JPM	5.000%	06/20/2015	0.323%	$	1,200	128	36	92
Brazil Government International Bond	BPS	1.000%	06/20/2017	1.185%		1,590	(12)	(28)	16
Brazil Government International Bond	BPS	1.000%	09/20/2017	1.240%		700	(7)	(13)	6
Brazil Government International Bond	BPS	1.000%	03/20/2018	1.331%		3,700	(57)	(45)	(12)
Brazil Government International Bond	BRC	1.000%	03/20/2016	0.994%		1,600	1	(7)	8
Brazil Government International Bond	BRC	1.000%	06/20/2017	1.185%		500	(3)	(12)	9
Brazil Government International Bond	BRC	1.000%	03/20/2023	1.767%		2,800	(185)	(151)	(34)
Brazil Government International Bond	CBK	1.000%	03/20/2016	0.994%		15,300	8	(60)	68
Brazil Government International Bond	CBK	1.000%	06/20/2017	1.185%		1,000	(8)	(12)	4
Brazil Government International Bond	GST	1.000%	09/20/2016	1.073%		24,000	(51)	(792)	741
Brazil Government International Bond	GST	1.000%	12/20/2016	1.116%		9,000	(36)	(391)	355
Brazil Government International Bond	GST	1.000%	09/20/2017	1.240%		450	(5)	(11)	6
Brazil Government International Bond	GST	1.000%	03/20/2018	1.331%		7,000	(109)	(85)	(24)
Brazil Government International Bond	GST	1.000%	06/20/2018	1.371%		7,300	(132)	(141)	9
Brazil Government International Bond	HUS	1.000%	09/20/2016	1.073%		2,000	(5)	(70)	65
Brazil Government International Bond	HUS	1.000%	06/20/2017	1.185%		9,350	(69)	(176)	107
Brazil Government International Bond	HUS	1.000%	03/20/2023	1.767%		50	(4)	(3)	(1)
Brazil Government International Bond	JPM	1.000%	12/20/2015	0.959%		10,000	14	(94)	108
Brazil Government International Bond	JPM	1.000%	12/20/2017	1.288%		17,000	(219)	0	(219)
Brazil Government International Bond	MYC	1.470%	02/20/2017	1.143%		700	10	0	10
Brazil Government International Bond	MYC	1.000%	09/20/2017	1.240%		1,160	(12)	(20)	8
Brazil Government International Bond	MYC	1.000%	06/20/2018	1.371%		7,900	(143)	(153)	10
Brazil Government International Bond	UAG	1.000%	06/20/2017	1.185%		2,240	(17)	(49)	32

68	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

Credit Default Swaps on Corporate, Loan, Sovereign and U.S. Municipal Issues - Sell Protection (2) (Cont.)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	UAG	1.000%	09/20/2017	1.240%	$	499	$(5)	$(14)	$9
California State General Obligation Bonds, Series 2003	CBK	3.050%	12/20/2020	1.151%		13,000	1,688	0	1,688
Canadian Natural Resources Ltd.	FBF	1.000%	09/20/2017	0.748%		10,300	122	(326)	448
China Government International Bond	BOA	1.000%	09/20/2016	0.454%		3,100	61	16	45
China Government International Bond	BPS	1.000%	09/20/2015	0.331%		2,900	51	27	24
China Government International Bond	BRC	1.000%	09/20/2015	0.331%		4,000	70	38	32
China Government International Bond	BRC	1.000%	09/20/2016	0.454%		5,000	98	26	72
China Government International Bond	CBK	1.000%	09/20/2015	0.331%		1,400	24	13	11
China Government International Bond	CBK	1.000%	09/20/2016	0.454%		7,000	137	36	101
China Government International Bond	FBF	1.000%	09/20/2016	0.454%		6,000	118	30	88
China Government International Bond	HUS	1.000%	09/20/2015	0.331%		1,100	19	10	9
China Government International Bond	HUS	1.000%	09/20/2016	0.454%		1,000	19	(26)	45
China Government International Bond	MYC	1.000%	09/20/2015	0.331%		3,100	54	25	29
China Government International Bond	MYC	1.000%	09/20/2016	0.454%		8,300	163	41	122
China Government International Bond	RYL	1.000%	09/20/2015	0.331%		4,000	70	37	33
Citigroup, Inc.	FBF	1.000%	03/20/2018	1.072%		9,600	(36)	(37)	1
Connecticut State General Obligation Notes, Series 2007	GST	1.600%	03/20/2021	1.094%		6,000	215	0	215
Continental AG	BRC	5.000%	12/20/2013	0.280%	EUR	2,200	103	103	0
Continental AG	UAG	5.000%	12/20/2013	0.280%		4,200	197	214	(17)
El Paso LLC	BOA	5.000%	09/20/2014	0.483%	$	400	28	(30)	58
El Paso LLC	FBF	5.000%	09/20/2014	0.483%		6,300	437	(466)	903
Emirate of Abu Dhabi Government International Bond	CBK	1.000%	12/20/2014	0.186%		600	9	(15)	24
Emirate of Abu Dhabi Government International Bond	FBF	1.000%	12/20/2014	0.186%		800	12	(20)	32
Emirate of Abu Dhabi Government International Bond	GST	1.000%	12/20/2014	0.186%		800	12	(26)	38
Emirate of Abu Dhabi Government International Bond	HUS	1.000%	03/20/2016	0.331%		900	18	(7)	25
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	06/20/2016	0.358%		1,000	21	(7)	28
Emirate of Abu Dhabi Government International Bond	UAG	1.000%	12/20/2014	0.186%		300	4	(10)	14
Export-Import Bank of China	DUB	1.000%	09/20/2017	0.703%		500	7	(19)	26
Fiat Finance & Trade S.A.	HUS	5.000%	03/20/2018	6.005%	EUR	4,300	(217)	(114)	(103)
Ford Motor Credit Co. LLC	BRC	5.000%	12/20/2019	1.789%	$	1,500	288	282	6
France Government Bond	DUB	0.250%	09/20/2015	0.369%		700	(2)	(26)	24
France Government Bond	DUB	0.250%	03/20/2016	0.440%		7,200	(35)	(256)	221
France Government Bond	GST	0.250%	03/20/2016	0.440%		6,800	(32)	(227)	195
France Government Bond	JPM	0.250%	09/20/2015	0.369%		1,000	(2)	(35)	33
France Government Bond	MYC	0.250%	09/20/2016	0.526%		4,300	(38)	(203)	165
Frontier Communications Corp.	GST	5.000%	06/20/2019	4.965%		125	(1)	(14)	13
Gazprom Via Gaz Capital S.A.	DUB	1.490%	09/20/2017	2.082%		5,000	(122)	0	(122)
General Electric Capital Corp.	BOA	7.000%	06/20/2013	0.163%		400	7	0	7
GenOn Energy, Inc.	GST	5.000%	09/20/2014	0.879%		4,000	253	(657)	910
HCA, Inc.	FBF	5.000%	03/20/2014	1.174%		880	40	(132)	172
HSBC Finance Corp.	DUB	5.000%	09/20/2013	0.111%		120	3	11	(8)
Indonesia Government International Bond	BPS	1.000%	06/20/2017	1.280%		2,335	(26)	(90)	64
Indonesia Government International Bond	BRC	1.000%	06/20/2022	2.138%		22,200	(2,007)	(2,654)	647
Indonesia Government International Bond	CBK	1.000%	06/20/2017	1.280%		2,605	(29)	(101)	72
Indonesia Government International Bond	CBK	1.000%	06/20/2022	2.138%		16,800	(1,518)	(2,036)	518
Indonesia Government International Bond	GST	1.000%	09/20/2016	1.069%		900	(2)	(34)	32
Indonesia Government International Bond	HUS	1.000%	12/20/2015	0.888%		4,250	16	(92)	108
Indonesia Government International Bond	HUS	1.000%	06/20/2017	1.280%		11,235	(125)	(468)	343
Indonesia Government International Bond	HUS	1.000%	09/20/2017	1.377%		1,441	(23)	(55)	32
Indonesia Government International Bond	JPM	1.000%	12/20/2015	0.888%		6,250	22	(130)	152
Indonesia Government International Bond	JPM	1.000%	09/20/2017	1.377%		1,740	(28)	(57)	29
Indonesia Government International Bond	UAG	1.000%	09/20/2016	1.069%		14,000	(27)	(579)	552
Indonesia Government International Bond	UAG	1.000%	06/20/2017	1.280%		5,795	(65)	(272)	207
Indonesia Government International Bond	UAG	1.000%	09/20/2017	1.377%		1,035	(17)	(46)	29
Jaguar Land Rover PLC	BPS	5.000%	03/20/2018	3.222%	EUR	7,700	804	859	(55)
Jaguar Land Rover PLC	BRC	5.000%	03/20/2018	3.222%		1,000	104	105	(1)
Kinder Morgan Energy Partners LP	MYC	1.000%	03/20/2018	1.017%	$	3,119	(4)	(113)	109
Lafarge S.A.	BOA	1.000%	03/20/2018	2.493%	EUR	12,400	(1,093)	(1,102)	9
Lafarge S.A.	BPS	1.000%	03/20/2018	2.493%		2,100	(185)	(185)	0
Lafarge S.A.	BRC	1.000%	03/20/2018	2.493%		1,000	(88)	(88)	0
Mexico Government International Bond	BPS	1.000%	06/20/2017	0.782%	$	2,490	24	(31)	55
Mexico Government International Bond	BPS	1.000%	09/20/2017	0.838%		259	2	(5)	7
Mexico Government International Bond	BRC	1.000%	06/20/2017	0.782%		13,500	127	(305)	432
Mexico Government International Bond	CBK	1.000%	03/20/2016	0.591%		9,900	123	(76)	199
Mexico Government International Bond	CBK	1.000%	09/20/2017	0.838%		700	5	(7)	12
Mexico Government International Bond	CBK	1.000%	03/20/2018	0.932%		6,000	21	(9)	30
Mexico Government International Bond	DUB	1.000%	12/20/2016	0.711%		5,900	64	(147)	211
Mexico Government International Bond	GST	2.050%	09/20/2013	0.251%		210	2	0	2
Mexico Government International Bond	GST	1.000%	03/20/2015	0.448%		30,000	337	(595)	932

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	69

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

Credit Default Swaps on Corporate, Loan, Sovereign and U.S. Municipal Issues - Sell Protection (2) (Cont.)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Mexico Government International Bond	HUS	1.000%	03/20/2016	0.591%	$	4,900	$61	$(47)	$108
Mexico Government International Bond	HUS	1.000%	06/20/2017	0.782%		8,980	84	(138)	222
Mexico Government International Bond	JPM	0.920%	03/20/2016	0.591%		650	7	0	7
Mexico Government International Bond	JPM	1.000%	06/20/2017	0.782%		870	8	(18)	26
Mexico Government International Bond	JPM	1.000%	09/20/2017	0.838%		450	3	(7)	10
Mexico Government International Bond	MYC	2.070%	09/20/2013	0.251%		530	5	0	5
Mexico Government International Bond	MYC	2.170%	09/20/2013	0.251%		120	1	0	1
Mexico Government International Bond	MYC	1.000%	09/20/2017	0.838%		1,160	9	(8)	17
Mexico Government International Bond	RYL	1.000%	12/20/2015	0.558%		5,000	61	(79)	140
Mexico Government International Bond	UAG	1.000%	03/20/2015	0.448%		17,900	201	(324)	525
Mexico Government International Bond	UAG	1.000%	06/20/2017	0.782%		2,240	21	(40)	61
Mexico Government International Bond	UAG	1.000%	09/20/2017	0.838%		240	2	(6)	8
New Jersey State General Obligation Bonds, Series 2001	GST	1.970%	03/20/2021	1.033%		1,000	65	0	65
New York State General Obligation Bonds, Series 2005	MYC	1.950%	12/20/2020	0.746%		13,000	1,113	0	1,113
Nokia OYJ	BRC	5.000%	09/20/2014	2.132%	EUR	9,300	525	(699)	1,224
Nokia OYJ	BRC	5.000%	06/20/2015	3.076%		2,600	144	(64)	208
Nokia OYJ	MYC	5.000%	06/20/2015	3.076%		2,500	138	(87)	225
NRG Energy, Inc.	BOA	5.000%	06/20/2016	2.062%	$	1,500	145	28	117
NRG Energy, Inc.	BOA	5.000%	09/20/2016	2.338%		2,000	188	(12)	200
NRG Energy, Inc.	BPS	5.000%	09/20/2016	2.338%		2,300	216	(23)	239
NRG Energy, Inc.	DUB	5.000%	06/20/2016	2.062%		600	58	9	49
NRG Energy, Inc.	FBF	5.000%	06/20/2015	1.237%		1,000	88	(15)	103
NRG Energy, Inc.	FBF	5.000%	06/20/2016	2.062%		2,400	231	39	192
NRG Energy, Inc.	GST	5.000%	06/20/2016	2.062%		9,000	867	186	681
NRG Energy, Inc.	GST	5.000%	09/20/2017	3.193%		4,200	336	(200)	536
NRG Energy, Inc.	MYC	5.000%	09/20/2016	2.338%		4,800	450	(30)	480
NRG Energy, Inc.	UAG	5.000%	06/20/2015	1.237%		500	44	(8)	52
NRG Energy, Inc.	UAG	5.000%	06/20/2016	2.062%		1,000	97	19	78
Peru Government International Bond	MYC	1.960%	10/20/2016	0.692%		600	32	0	32
Petrobras International Finance Co.	MYC	1.000%	09/20/2015	1.457%		4,100	(46)	(141)	95
Philippines Government International Bond	BPS	1.000%	09/20/2015	0.457%		2,300	33	(52)	85
Philippines Government International Bond	BPS	1.000%	06/20/2017	0.834%		3,550	28	(104)	132
Philippines Government International Bond	CBK	1.000%	09/20/2015	0.457%		4,900	71	(110)	181
Philippines Government International Bond	CBK	1.000%	06/20/2017	0.834%		2,600	21	(90)	111
Philippines Government International Bond	CBK	1.000%	09/20/2017	0.913%		700	4	(15)	19
Philippines Government International Bond	CBK	1.770%	12/20/2017	0.982%		5,200	197	0	197
Philippines Government International Bond	DUB	2.500%	09/20/2017	0.913%		4,500	321	0	321
Philippines Government International Bond	HUS	1.000%	06/20/2017	0.834%		5,300	43	(134)	177
Philippines Government International Bond	HUS	1.000%	09/20/2017	0.913%		240	2	(8)	10
Philippines Government International Bond	JPM	1.000%	09/20/2017	0.913%		1,160	6	(23)	29
Philippines Government International Bond	MYC	2.440%	09/20/2017	0.913%		300	21	0	21
Philippines Government International Bond	UAG	1.000%	06/20/2017	0.834%		3,130	25	(117)	142
Philippines Government International Bond	UAG	1.000%	09/20/2017	0.913%		709	4	(20)	24
Poland Government International Bond	DUB	1.000%	12/20/2015	0.530%		13,520	176	(133)	309
Qatar Government International Bond	HUS	1.000%	03/20/2016	0.360%		1,000	19	(2)	21
Qatar Government International Bond	JPM	1.000%	03/20/2016	0.360%		1,000	20	(2)	22
Qatar Government International Bond	UAG	1.000%	12/20/2014	0.225%		2,100	29	(30)	59
Rio Tinto Finance USA Ltd.	UAG	1.000%	06/20/2014	0.329%		200	1	(2)	3
Russia Government International Bond	BOA	1.000%	03/20/2018	1.574%		27,600	(717)	(609)	(108)
Russia Government International Bond	BPS	1.000%	06/20/2017	1.383%		6,850	(101)	(437)	336
Russia Government International Bond	CBK	1.000%	06/20/2017	1.383%		2,200	(32)	(101)	69
Russia Government International Bond	CBK	1.000%	09/20/2017	1.455%		2,350	(44)	(116)	72
Russia Government International Bond	CBK	1.000%	03/20/2018	1.574%		35,000	(909)	(348)	(561)
Russia Government International Bond	DUB	1.000%	06/20/2017	1.383%		3,400	(50)	(211)	161
Russia Government International Bond	DUB	1.000%	09/20/2017	1.455%		1,125	(21)	(66)	45
Russia Government International Bond	FBF	1.000%	09/20/2017	1.455%		2,900	(53)	(106)	53
Russia Government International Bond	GST	1.000%	06/20/2017	1.383%		2,725	(40)	(142)	102
Russia Government International Bond	GST	1.000%	09/20/2017	1.455%		30,000	(556)	(1,233)	677
Russia Government International Bond	HUS	1.000%	06/20/2017	1.383%		18,375	(270)	(999)	729
Russia Government International Bond	HUS	1.000%	09/20/2017	1.455%		650	(13)	(41)	28
Russia Government International Bond	UAG	1.000%	06/20/2017	1.383%		2,800	(41)	(176)	135
Schaeffler Finance BV	BRC	5.000%	03/20/2018	3.109%	EUR	15,400	1,689	1,308	381
Seagate Technology Holdings	BRC	5.000%	03/20/2018	2.662%	$	800	86	55	31
Seagate Technology Holdings	BRC	5.000%	06/20/2018	2.794%		400	42	24	18
South Africa Government International Bond	BPS	1.000%	06/20/2017	1.544%		1,600	(35)	(45)	10
South Africa Government International Bond	BRC	1.000%	06/20/2017	1.544%		3,360	(73)	(123)	50
South Africa Government International Bond	BRC	1.000%	09/20/2017	1.620%		360	(9)	(13)	4
South Africa Government International Bond	CBK	1.000%	06/20/2017	1.544%		1,300	(29)	(35)	6
South Africa Government International Bond	CBK	1.000%	09/20/2017	1.620%		1,050	(28)	(18)	(10)

70	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

Credit Default Swaps on Corporate, Loan, Sovereign and U.S. Municipal Issues - Sell Protection (2) (Cont.)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
South Africa Government International Bond	DUB	1.000%	06/20/2017	1.544%	$	1,320	$(28)	$(46)	$18
South Africa Government International Bond	FBF	1.000%	12/20/2020	2.174%		2,150	(173)	(83)	(90)
South Africa Government International Bond	GST	1.000%	09/20/2017	1.620%		675	(18)	(19)	1
South Africa Government International Bond	GST	1.000%	03/20/2020	2.091%		15,000	(1,033)	(922)	(111)
South Africa Government International Bond	HUS	1.000%	06/20/2017	1.544%		13,085	(286)	(437)	151
South Africa Government International Bond	HUS	1.000%	09/20/2017	1.620%		2,131	(56)	(40)	(16)
South Africa Government International Bond	HUS	1.000%	03/20/2023	2.345%		750	(84)	(78)	(6)
South Africa Government International Bond	MYC	1.000%	12/20/2020	2.174%		4,500	(362)	(147)	(215)
South Africa Government International Bond	UAG	1.000%	06/20/2017	1.544%		1,305	(29)	(39)	10
Sprint Nextel Corp.	UAG	1.000%	09/20/2017	2.833%		3,100	(236)	(469)	233
Sprint Nextel Corp.	UAG	1.000%	06/20/2019	3.611%		3,400	(482)	(615)	133
SunGard Data Systems, Inc.	BRC	5.000%	09/20/2014	0.953%		500	31	(55)	86
SunGard Data Systems, Inc.	CBK	5.000%	09/20/2014	0.953%		2,100	129	(234)	363
SunGard Data Systems, Inc.	FBF	5.000%	09/20/2014	0.953%		2,400	148	(270)	418
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2013	1.760%	JPY	20,620	(1)	(45)	44
United Kingdom Gilt	CBK	1.000%	06/20/2015	0.217%	$	3,200	58	26	32
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.294%		5,800	136	72	64
United Kingdom Gilt	FBF	1.000%	09/20/2015	0.242%		2,300	46	24	22
Univision Communications, Inc.	FBF	5.000%	09/20/2019	4.993%		1,000	(3)	(110)	107
Univision Communications, Inc.	GST	5.000%	09/20/2019	4.993%		4,150	(14)	(457)	443
Venezuela Government International Bond	BPS	5.000%	06/20/2017	7.215%		7,095	(549)	(951)	402
Venezuela Government International Bond	BRC	5.000%	06/20/2017	7.215%		800	(62)	(129)	67
Venezuela Government International Bond	CBK	5.000%	06/20/2017	7.215%		1,635	(127)	(189)	62
Venezuela Government International Bond	CBK	5.000%	09/20/2017	7.262%		391	(32)	(59)	27
Venezuela Government International Bond	DUB	5.000%	09/20/2017	7.262%		1,035	(85)	(156)	71
Venezuela Government International Bond	FBF	5.000%	09/20/2017	7.262%		1,740	(143)	(274)	131
Venezuela Government International Bond	GST	5.000%	06/20/2017	7.215%		1,305	(101)	(166)	65
Venezuela Government International Bond	HUS	5.000%	06/20/2017	7.215%		11,435	(884)	(1,335)	451
Venezuela Government International Bond	HUS	5.000%	09/20/2017	7.262%		1,050	(86)	(130)	44
Verizon Communications, Inc.	CBK	1.000%	06/20/2013	0.104%		200	0	2	(2)

							$(1,354)	$(30,521)	$29,167

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid	Unrealized Appreciation/ (Depreciation)
CDX.EM-17 5-Year Index	DUB	5.000%	06/20/2017	$	39,900	$3,694	$5,429	$(1,735)
CDX.EM-17 5-Year Index	GST	5.000%	06/20/2017		2,800	260	384	(124)
CDX.EM-17 5-Year Index	JPM	5.000%	06/20/2017		11,000	1,019	1,227	(208)
CDX.EM-17 5-Year Index	MYC	5.000%	06/20/2017		40,715	3,769	5,497	(1,728)
CDX.EM-18 5-Year Index	BOA	5.000%	12/20/2017		26,800	2,743	3,722	(979)
CDX.EM-18 5-Year Index	BPS	5.000%	12/20/2017		11,900	1,218	1,606	(388)
CDX.EM-18 5-Year Index	BRC	5.000%	12/20/2017		8,485	876	1,052	(176)
CDX.EM-18 5-Year Index	DUB	5.000%	12/20/2017		8,500	870	1,020	(150)
CDX.EM-18 5-Year Index	GST	5.000%	12/20/2017		700	72	96	(24)
CDX.EM-18 5-Year Index	HUS	5.000%	12/20/2017		41,900	4,289	5,627	(1,338)
CDX.EM-18 5-Year Index	MYC	5.000%	12/20/2017		3,000	307	349	(42)
CDX.EM-18 5-Year Index	UAG	5.000%	12/20/2017		25,000	2,559	3,500	(941)
CDX.EM-19 5-Year Index	BRC	5.000%	06/20/2018		10,900	1,228	1,294	(66)
CDX.EM-19 5-Year Index	DUB	5.000%	06/20/2018		12,700	1,430	1,529	(99)
CDX.EM-19 5-Year Index	GST	5.000%	06/20/2018		26,100	2,941	3,114	(173)
CDX.EM-19 5-Year Index	HUS	5.000%	06/20/2018		17,300	1,949	2,039	(90)
CDX.HY-19 5-Year Index	BPS	5.000%	12/20/2017		15,000	639	333	306
iTraxx Europe Crossover 9 Index	DUB	6.500%	06/20/2013	EUR	22,880	456	243	213

						$30,319	$38,061	$(7,742)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	71

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	8.180%	01/02/2017	BRC	BRL	67,200	$(757)	$(90)	$(667)
Pay	1-Year BRL-CDI	8.200%	01/02/2017	UAG		49,400	(543)	(185)	(358)
Pay	1-Year BRL-CDI	8.210%	01/02/2017	JPM		114,000	(1,236)	(247)	(989)
Pay	1-Year BRL-CDI	8.220%	01/02/2017	MYC		474,100	(5,084)	(1,234)	(3,850)
Pay	1-Year BRL-CDI	8.285%	01/02/2017	DUB		423,300	(4,264)	(493)	(3,771)
Pay	1-Year BRL-CDI	8.300%	01/02/2017	GLM		118,600	(1,093)	46	(1,139)
Pay	1-Year BRL-CDI	8.320%	01/02/2017	HUS		448,500	(4,172)	(4)	(4,168)
Pay	1-Year BRL-CDI	8.420%	01/02/2017	BOA		262,900	(2,082)	41	(2,123)
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	DUB	AUD	60,600	5,374	136	5,238
Pay	28-Day MXN-TIIE	5.800%	06/08/2016	BRC	MXN	445,800	1,223	53	1,170
Pay	28-Day MXN-TIIE	5.800%	06/08/2016	HUS		445,800	1,223	29	1,194
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC		1,502,000	3,459	345	3,114
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		250,000	576	89	487
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MYC		248,000	571	62	509
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	BRC		701,000	346	(514)	860
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	HUS		821,000	406	(536)	942
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MYC		454,000	224	(354)	578
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	UAG		440,000	217	(353)	570
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BRC		103,000	223	(19)	242
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	GLM		7,000	16	(1)	17
Pay	28-Day MXN-TIIE	7.780%	04/09/2019	JPM		20,000	231	19	212

							$(5,142)	$(3,210)	$(1,932)

(n)	Purchased options outstanding as of March 31, 2013:

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE iShares MSCI Mexico Capped Investable Market Index Fund	$73.000	06/22/2013	34,060	$9,438	$5,858
Put - CBOE iShares MSCI Mexico Capped Investable Market Index Fund	68.000	09/21/2013	8,780	2,511	1,422

				$11,949	$7,280

(o)	Written options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	89,500	$167	$(159)
Put - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		89,500	199	(189)
Call - OTC 1-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		92,400	167	(165)
Put - OTC 1-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		92,400	188	(195)
Call - OTC 1-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		3,300	6	(6)
Put - OTC 1-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		3,300	6	(7)
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		130,000	261	(29)
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.850%	04/24/2013		89,000	122	(1)
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		90,600	155	(21)
Put - OTC 2-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		170,700	352	(39)
Put - OTC 2-Year Interest Rate Swap	HUS	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		29,000	51	(7)
Put - OTC 2-Year Interest Rate Swap	MYC	6-Month EUR-EURIBOR	Pay	0.850%	04/24/2013		105,300	149	(1)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.300%	04/29/2013	$	93,300	254	(14)
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		81,100	142	(12)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		394,400	1,026	(59)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	09/03/2013		147,500	490	(451)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		245,700	595	(37)
Put - OTC 5-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.500%	06/03/2013	EUR	121,100	532	(20)
Put - OTC 5-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		158,600	827	(68)
Put - OTC 5-Year Interest Rate Swap	CBK	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		30,800	139	(13)
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		95,500	497	(41)
Put - OTC 5-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.500%	06/03/2013		29,300	138	(5)
Put - OTC 5-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		32,900	194	(14)

								$6,657	$(1,553)

72	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.IG-19 5-Year Index	BOA	Sell	1.000%	05/15/2013	$	135,000	$141	$(94)
Put - OTC CDX.IG-19 5-Year Index	BPS	Sell	1.300%	06/19/2013		152,500	159	(66)
Put - OTC CDX.IG-19 5-Year Index	BRC	Sell	1.300%	06/19/2013		84,000	117	(36)
Put - OTC CDX.IG-19 5-Year Index	CBK	Sell	1.300%	06/19/2013		68,200	87	(30)
Put - OTC CDX.IG-19 5-Year Index	JPM	Sell	1.300%	06/19/2013		137,100	199	(59)

							$703	$(285)

Foreign Currency Options
Description	Counterparty	Exercise Price			Expiration Date	Notional Amount			Premium	Market Value
Call - OTC GBP versus USD	UAG	$		1.533	04/16/2013		GBP	11,900	$64	$(52)
Call - OTC GBP versus USD	UAG			1.548	06/14/2013			11,900	104	(92)
Call - OTC GBP versus USD	CBK			1.556	06/14/2013			26,500	229	(152)
Call - OTC GBP versus USD	UAG			1.568	09/03/2013			53,300	677	(494)
Call - OTC GBP versus USD	HUS			1.578	09/03/2013			52,700	704	(373)
Call - OTC USD versus INR	BPS		INR	54.600	04/25/2013	$		27,000	533	(310)
Put - OTC USD versus JPY	BPS		JPY	85.000	04/16/2013			76,300	304	(2)
Put - OTC USD versus JPY	BPS			86.500	08/30/2013			61,300	774	(394)
Call - OTC USD versus PLN	UAG		PLN	3.127	04/25/2013			500	12	(22)
Call - OTC USD versus PLN	BRC			3.137	04/25/2013			12,800	301	(517)
Call - OTC USD versus PLN	UAG			3.162	04/25/2013			13,300	320	(447)

									$4,022	$(2,855)

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE iShares MSCI Brazil Capped Index Fund	$56.000	06/22/2013	44,620	$10,999	$(11,521)
Put - CBOE iShares MSCI Brazil Capped Index Fund	53.500	09/21/2013	11,219	2,827	(3,055)

				$13,826	$(14,576)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premium
Balance at 03/31/2012	2,909	$1,215,500	EUR	0	GBP	0	$8,733
Sales	89,051	3,154,400		1,453,200		156,300	30,117
Closing Buys	(32,941)	(127,000)		0		0	(1,605)
Expirations	(2,623)	(2,020,800)		0		0	(9,241)
Exercised	(557)	(492,100)		0		0	(2,796)

Balance at 03/31/2013	55,839	$1,730,000	EUR	1,453,200	GBP	156,300	$25,208

(p)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	107,687	$	110,702	BOA	$0	$(1,408)	$(1,408)
04/2013		9		9	BRC	0	0	0
04/2013		461		481	CBK	1	0	1
04/2013	BRL	107,936		54,679	FBF	1,265	0	1,265
04/2013		107,936		53,598	UAG	184	0	184
04/2013	EUR	4,687		6,119	BPS	110	0	110
04/2013		41,989		54,635	BRC	811	0	811
04/2013		4,447		5,814	FBF	113	0	113
04/2013		437,509		581,395	GLM	20,574	0	20,574
04/2013		7,598		9,874	JPM	135	0	135
04/2013	GBP	1,600		2,422	BPS	0	(9)	(9)
04/2013		148,457		224,134	DUB	0	(1,439)	(1,439)
04/2013		385		582	JPM	0	(3)	(3)
04/2013		2,011		3,042	RBC	0	(13)	(13)
04/2013	IDR	265,410,218		26,978	JPM	0	(265)	(265)
04/2013		258,204,407		25,836	UAG	0	(667)	(667)
04/2013	JPY	2,556,691		27,881	JPM	718	0	718
04/2013	MXN	507,700		40,722	HUS	0	(379)	(379)
04/2013	PLN	21,026		6,650	UAG	209	0	209
04/2013	SGD	67,689		54,513	FBF	0	(61)	(61)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	73

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	THB	538,560	$	18,000	DUB	$0	$(372)	$(372)
04/2013	$	152	AUD	148	CBK	2	0	2
04/2013		200		192	HUS	0	0	0
04/2013		53,598	BRL	107,936	FBF	0	(185)	(185)
04/2013		52,411		107,936	UAG	1,002	0	1,002
04/2013		537	EUR	416	FBF	0	(4)	(4)
04/2013		631,081		490,732	HUS	0	(2,036)	(2,036)
04/2013		876		671	MSC	0	(16)	(16)
04/2013		5,721		4,411	RYL	0	(66)	(66)
04/2013		933	GBP	625	CBK	17	0	17
04/2013		67,933		45,002	DUB	445	0	445
04/2013		457		303	MSC	3	0	3
04/2013		552	IDR	5,446,256	BRC	7	0	7
04/2013		442		4,296,450	CBK	0	(1)	(1)
04/2013		52,824		513,871,919	JPM	0	(78)	(78)
04/2013		2,634	JPY	234,433	BRC	0	(144)	(144)
04/2013		2,630		234,433	UAG	0	(139)	(139)
04/2013		35,730	MXN	464,104	DUB	1,842	0	1,842
04/2013		1,890		24,388	HUS	85	0	85
04/2013		311		4,046	JPM	16	0	16
04/2013		381		4,990	MSC	23	0	23
04/2013		790		10,173	UAG	34	0	34
04/2013		6,650	PLN	21,026	HUS	0	(209)	(209)
04/2013		16,900	RUB	523,881	CBK	0	(128)	(128)
04/2013		41,906		1,298,622	GLM	0	(329)	(329)
04/2013		5,300		164,287	HUS	0	(40)	(40)
04/2013		7,800		241,839	JPM	0	(57)	(57)
04/2013		28,934	SGD	35,322	CBK	0	(456)	(456)
04/2013		26,198		32,367	JPM	0	(102)	(102)
04/2013		18,152	THB	538,560	UAG	221	0	221
04/2013		1,603	ZAR	14,390	HUS	0	(43)	(43)
04/2013	ZAR	421,598	$	48,385	DUB	2,703	0	2,703
04/2013		249,764		28,297	HUS	1,234	0	1,234
05/2013	EUR	490,732		631,219	HUS	2,055	0	2,055
05/2013		10,437		13,339	JPM	0	(42)	(42)
05/2013	GBP	5,827		8,828	CBK	0	(24)	(24)
05/2013		106,523		160,982	FBF	0	(849)	(849)
05/2013	$	8,939	GBP	5,910	RBC	39	0	39
05/2013		47,121	KRW	51,370,910	HUS	0	(1,123)	(1,123)
06/2013	CAD	38,137	$	37,040	RYL	0	(435)	(435)
06/2013	$	54,275	BRL	107,936	FBF	0	(1,230)	(1,230)
06/2013		36,957	CAD	38,060	CBK	443	0	443
06/2013		40,422	MXN	507,700	HUS	355	0	355
06/2013		93		1,172	JPM	1	0	1
07/2013	THB	538,560	$	18,063	UAG	0	(212)	(212)
07/2013	$	54,524	SGD	67,689	FBF	63	0	63
08/2013	CNY	65,000	$	10,264	HUS	0	(78)	(78)
08/2013	IDR	513,871,919		52,127	JPM	194	0	194
08/2013	$	4,151	CNY	26,000	DUB	0	(14)	(14)
08/2013		3,021		19,000	RYL	2	0	2
08/2013		3,186		20,000	UAG	0	(4)	(4)
04/2014	CNY	25,000	$	3,924	UAG	0	(37)	(37)
04/2014	$	4,076	CNY	25,000	RYL	0	(115)	(115)

						$34,906	$(12,812)	$22,094

(q)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Bank Loan Obligations	$0	$351,679	$21,636	$373,315
Corporate Bonds & Notes
Banking & Finance	0	1,644,288	22,941	1,667,229
Industrials	0	2,083,429	36,757	2,120,186
Utilities	0	624,459	272	624,731

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Municipal Bonds & Notes
Alaska	$0	$179	$0	$179
California	0	136,634	0	136,634
District of Columbia	0	16,040	0	16,040
Illinois	0	1,153	0	1,153
Indiana	0	2,881	0	2,881
Iowa	0	1,957	0	1,957

74	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Kentucky	$0	$1,472	$0	$1,472
Massachusetts	0	11,947	0	11,947
New Jersey	0	14,036	0	14,036
New York	0	59,311	0	59,311
North Carolina	0	2,158	0	2,158
Ohio	0	34,367	0	34,367
Tennessee	0	3,627	0	3,627
Texas	0	7,096	0	7,096
West Virginia	0	21,296	0	21,296
U.S. Government Agencies	0	186,453	601	187,054
U.S. Treasury Obligations	0	166,199	0	166,199
Mortgage-Backed Securities	0	323,067	0	323,067
Asset-Backed Securities	0	123,201	9,167	132,368
Sovereign Issues	0	1,094,964	0	1,094,964
Common Stocks
Financials	0	0	0	0
Preferred Securities
Banking & Finance	0	2,967	0	2,967
Short-Term Instruments
Certificates of Deposit	0	1,698	0	1,698
Repurchase Agreements	0	6,117	0	6,117
Short-Term Notes	0	9,501	0	9,501
U.S. Treasury Bills	0	97	0	97

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Central Funds Used for Cash Management Purposes	$414,070	$0	$0	$414,070
Purchased Options
Equity Contracts	0	7,280	0	7,280
	$414,070	$6,939,553	$91,374	$7,444,997

Financial Derivative Instruments - Assets
Credit Contracts	0	43,600	0	43,600
Foreign Exchange Contracts	0	34,906	0	34,906
Interest Rate Contracts	1,864	33,333	0	35,197
	$1,864	$111,839	$0	$113,703

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(11,226)	0	(11,226)
Equity Contracts	0	(14,576)	0	(14,576)
Foreign Exchange Contracts	0	(15,667)	0	(15,667)
Interest Rate Contracts	(352)	(19,421)	0	(19,773)
	$(352)	$(60,890)	$0	$(61,242)

Totals	$415,582	$6,990,502	$91,374	$7,497,458

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (2)
Investments, at value
Bank Loan Obligations	$5,131	$5,924	$(6,800)	$14	$21	$1,453	$15,893	$0	$21,636	$65
Corporate Bonds & Notes
Banking & Finance	0	22,114	(13)	(1)	1	840	0	0	22,941	840
Industrials	35,854	3,490	(3,191)	(115)	(144)	863	0	0	36,757	976
Utilities	309	0	(47)	0	0	10	0	0	272	8
U.S. Government Agencies	696	0	(69)	(6)	(5)	(15)	0	0	601	(7)
Mortgage-Backed Securities	1,934	0	(621)	5	45	63	0	(1,426)	0	0
Asset-Backed Securities	10,903	0	(592)	52	3	932	0	(2,131)	9,167	884
Common Stocks
Financials	0	0	0	0	0	0	0	0	0	0

Totals	$54,827	$31,528	$(11,333)	$(51)	$(79)	$4,146	$15,893	$(3,557)	$91,374	$2,766

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique		Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Bank Loan Obligations	$21,636	Third Party Vendor		Broker Quote	100.75-103.25
Corporate Bonds & Notes
Banking & Finance	10,686	Benchmark Pricing		Base Price	93.00-100.38
	12,255	Third Party Vendor		Broker Quote	107.50
Industrials	36,757	Third Party Vendor		Broker Quote	100.50-116.75
Utilities	272	Third Party Vendor		Broker Quote	98.00
U.S. Government Agencies	601	Third Party Vendor		Broker Quote	118.00
Asset-Backed Securities	8,879	Benchmark Pricing		Base Price	102.00
	288	Third Party Vendor		Broker Quote	101.50
Common Stocks
Financials	0	Other Valuation Techniques	(3)	—	—

Total	$91,374

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	75

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

(r)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$7,280	$0	$0	$7,280
Variation margin receivable on financial derivative instruments (2)	0	832	0	0	238	1,070
Unrealized appreciation on foreign currency contracts	0	0	0	34,906	0	34,906
Unrealized appreciation on OTC swap agreements	0	32,565	0	0	15,133	47,698

	$0	$33,397	$7,280	$34,906	$15,371	$90,954

Liabilities:
Written options outstanding	$0	$285	$14,576	$2,855	$1,553	$19,269
Variation margin payable on financial derivative instruments (2)	0	0	0	0	526	526
Unrealized depreciation on foreign currency contracts	0	0	0	12,812	0	12,812
Unrealized depreciation on OTC swap agreements	0	10,853	0	0	17,065	27,918

	$0	$11,138	$14,576	$15,667	$19,144	$60,525

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(526)	$(526)
Net realized gain on futures contracts	0	0	0	0	6,152	6,152
Net realized gain on written options	0	1,331	823	363	6,529	9,046
Net realized gain on swaps	0	42,880	0	0	15,871	58,751
Net realized gain on foreign currency transactions	0	0	0	5,548	0	5,548

	$0	$44,211	$823	$5,911	$28,026	$78,971

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$(4,669)	$0	$(569)	$(5,238)
Net change in unrealized appreciation on futures contracts	0	0	0	0	727	727
Net change in unrealized appreciation (depreciation) on written options	0	418	(750)	1,167	3,929	4,764
Net change in unrealized appreciation on swaps	0	14,134	0	0	597	14,731
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	20,822	0	20,822

	$0	$14,552	$(5,419)	$21,989	$4,684	$35,806

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,512 and open centrally cleared swaps cumulative appreciation/(depreciation) of $28,344 as reported in the Notes to Schedule of Investments.

76	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

(s)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(1,937)	$2,367	$430
BPS	1,372	(1,650)	(278)
BRC	7,097	(6,890)	207
CBK	(959)	840	(119)
DUB	10,093	(11,530)	(1,437)
FBF	8	(1,030)	(1,022)
GLM	19,168	(20,870)	(1,702)
GST	3,612	(2,860)	752
HUS	1,871	(1,890)	(19)
JPM	(853)	823	(30)
MSC	10	(20)	(10)
MYC	1,198	(5,255)	(4,057)
RBC	26	0	26
RYL	(191)	0	(191)
UAG	1,290	(1,310)	(20)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	77

Schedule of Investments PIMCO Floating Income Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 6.0%
AES Corporation
3.750% due 05/27/2018		$2,299	$2,334
Albertsons LLC
6.250% due 03/21/2016		3,000	3,055
Alliance Boots Holdings Ltd.
3.993% due 07/10/2017	GBP	6,300	9,480
Aptalis Pharma, Inc.
5.500% due 02/11/2017		$2,932	2,962
Biomet, Inc.
3.954% - 4.197% due 07/25/2017		7,065	7,146
CCM Merger, Inc.
6.000% due 03/01/2017		895	905
Chrysler Group LLC
6.000% due 05/24/2017		2,882	2,942
Community Health Systems, Inc.
2.454% due 07/25/2014		175	175
Constellation Brands, Inc.
3.000% due 12/30/2013		10,600	10,563
CSC Holdings LLC
1.954% due 03/29/2016		1,151	1,157
DaVita, Inc.
4.000% due 11/01/2019		6,384	6,458
4.500% due 10/20/2016		98	99
Dell, Inc.
5.000% due 11/06/2013		52,100	51,861
Delos Aircraft, Inc.
4.750% due 04/12/2016		800	806
Dole Food Co., Inc.
6.000% due 07/08/2018		947	951
Endo Pharmaceuticals Holdings, Inc.
4.000% due 06/17/2018		130	131
First Data Corp.
5.204% due 09/27/2018		14,700	14,836
FMG America Finance, Inc.
5.250% due 10/18/2017		5,970	6,048
Fresenius Medical Care U.S. Finance, Inc.
3.250% due 09/10/2014		2,438	2,447
HCA, Inc.
2.704% due 05/02/2016		8,100	8,132
Hertz Corp.
3.750% due 03/11/2018		6,860	6,914
HJ Heinz Co.
3.500% due 03/27/2020		13,000	13,128
5.000% due 03/27/2014		16,000	15,924
IASIS Healthcare LLC
4.500% due 05/03/2018		7,840	7,960
Intelsat Jackson Holdings Ltd.
4.500% due 04/02/2018		6,484	6,593
Kabel Deutschland GmbH
4.119% due 12/31/2016	EUR	2,000	2,588
Kinetic Concepts, Inc.
5.500% due 05/04/2018		$3,950	4,027
Manitowoc Co., Inc.
4.250% due 11/13/2017		377	382
MetroPCS Wireless, Inc.
4.000% due 03/17/2018		5,880	5,908
Novelis, Inc.
3.750% due 03/10/2017		1,955	1,984
NRG Energy, Inc.
3.250% due 07/01/2018		8,351	8,475
Quintiles Transnational Corp.
4.500% due 06/08/2018		3,878	3,938
Seat Pagine Gialle SpA
5.423% due 06/28/2016^	EUR	182	52

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Springleaf Financial Funding Co.
5.500% due 05/10/2017		$15,500	$15,628
Station Casinos, Inc.
5.000% due 03/01/2020		7,900	7,999
SunGard Data Systems, Inc.
1.953% due 02/28/2014		1,100	1,105
Terex Corp.
4.500% due 04/28/2017		1,458	1,480
Texas Competitive Electric Holdings Co. LLC
4.702% - 4.792% due 10/10/2017		3,857	2,748
U.S. Airways Group, Inc.
2.705% due 03/23/2014		2,875	2,876
UPC Broadband Holding B.V.
3.870% due 12/30/2016	EUR	2,174	2,797
4.120% due 12/31/2017		941	1,211
Vodafone Americas Finance, Inc.
6.875% due 08/17/2015		$5,538	5,676
Weather Channel
3.500% due 02/13/2017		1,952	1,981

Total Bank Loan Obligations (Cost $252,457)			253,862

CORPORATE BONDS & NOTES 64.3%

BANKING & FINANCE 25.4%
Abbey National Treasury Services PLC
1.881% due 04/25/2014		2,200	2,221
4.125% due 03/03/2014	EUR	100	132
Ally Financial, Inc.
3.492% due 02/11/2014		$17,400	17,722
3.680% due 06/20/2014		9,100	9,356
7.500% due 09/15/2020		2,450	2,998
8.000% due 03/15/2020		4,300	5,364
American Express Bank FSB
6.000% due 09/13/2017		200	239
American Express Co.
7.250% due 05/20/2014		3,800	4,081
American International Group, Inc.
5.000% due 06/26/2017	EUR	1,250	1,806
5.000% due 04/26/2023	GBP	200	335
5.450% due 05/18/2017		$4,700	5,396
5.600% due 10/18/2016		2,000	2,275
5.850% due 01/16/2018		13,800	16,196
8.250% due 08/15/2018		3,500	4,547
Anadarko Finance Co.
7.500% due 05/01/2031		200	266
ANZ New Zealand International Ltd.
6.200% due 07/19/2013		900	916
Australia & New Zealand Banking Group Ltd.
5.100% due 01/13/2020		100	117
Aviation Loan Trust
2.390% due 12/15/2022		1,800	1,672
Banco Bradesco S.A.
2.390% due 05/16/2014		15,500	15,695
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		1,800	1,978
Banco del Estado de Chile
4.125% due 10/07/2020		1,400	1,513
Banco do Brasil S.A.
3.875% due 10/10/2022		13,100	12,707
4.500% due 01/22/2015		3,400	3,553
4.500% due 01/20/2016	EUR	6,000	8,183
6.000% due 01/22/2020		$1,900	2,200
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		500	529

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banco Santander Brasil S.A.
2.380% due 03/18/2014		$4,400	$4,412
4.250% due 01/14/2016		5,250	5,499
4.500% due 04/06/2015		5,175	5,407
4.625% due 02/13/2017		14,200	15,087
Banco Santander Chile
3.750% due 09/22/2015		3,600	3,793
3.875% due 09/20/2022		8,600	8,706
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero
4.125% due 11/09/2022		4,000	4,030
Banco Votorantim S.A.
5.250% due 02/11/2016		7,500	8,006
Bank of America Corp.
5.000% due 05/13/2021		200	225
5.750% due 12/01/2017		11,250	13,031
6.000% due 09/01/2017		6,990	8,126
6.500% due 08/01/2016		285	329
7.625% due 06/01/2019		30	38
Bank of Scotland PLC
7.286% due 05/31/2016 (d)	GBP	100	151
Barclays Bank PLC
5.000% due 09/22/2016		$500	562
5.200% due 07/10/2014		11,500	12,127
6.750% due 05/22/2019		6,200	7,726
10.179% due 06/12/2021		10,000	13,448
14.000% due 06/15/2019 (d)	GBP	9,600	19,727
BBVA Bancomer S.A.
4.500% due 03/10/2016		$16,700	17,827
6.500% due 03/10/2021		5,400	6,156
7.250% due 04/22/2020		400	456
Bear Stearns Cos. LLC
6.400% due 10/02/2017		2,450	2,929
7.250% due 02/01/2018		22,500	28,003
BM&FBovespa S.A.
5.500% due 07/16/2020		100	112
BNP Paribas S.A.
0.705% due 04/08/2013		100	100
5.000% due 01/15/2021		800	904
7.781% due 07/02/2018 (d)	EUR	22,000	31,021
BPCE S.A.
2.046% due 02/07/2014		$9,700	9,809
4.625% due 07/30/2015 (d)	EUR	200	237
5.250% due 07/30/2014 (d)		600	721
6.117% due 10/30/2017 (d)		350	418
9.000% due 03/17/2015 (d)		200	270
9.250% due 04/22/2015 (d)		500	667
Caixa Economica Federal
2.375% due 11/06/2017		$1,900	1,851
3.500% due 11/07/2022		1,050	1,008
Cantor Commercial Real Estate Co. LP
7.750% due 02/15/2018		7,900	8,078
Cantor Fitzgerald LP
7.875% due 10/15/2019		500	527
CBA Capital Trust
6.024% due 03/15/2016 (d)		2,700	2,811
CIT Group, Inc.
4.250% due 08/15/2017		16,500	17,325
Citigroup, Inc.
4.750% due 05/19/2015		4,900	5,259
4.750% due 02/10/2019	EUR	2,000	2,541
5.500% due 04/11/2013		$4,800	4,806
6.000% due 08/15/2017		200	234
6.125% due 11/21/2017		9,500	11,249
Columbus International, Inc.
11.500% due 11/20/2014		13,850	15,581

78	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Agricole S.A.
5.136% due 02/24/2016 (d)	GBP	700	$987
7.589% due 01/30/2020 (d)		800	1,198
8.125% due 10/26/2019 (d)		200	314
Credit Suisse
5.000% due 05/15/2013		$1,200	1,207
5.500% due 05/01/2014		5,000	5,262
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		7,200	7,740
E*TRADE Financial Corp.
6.375% due 11/15/2019		4,000	4,250
Export-Import Bank of India
4.000% due 08/07/2017		1,700	1,799
Export-Import Bank of Korea
3.750% due 10/20/2016		400	434
4.000% due 01/29/2021		3,800	4,112
5.125% due 06/29/2020		1,600	1,848
5.875% due 01/14/2015		400	435
Fiat Finance & Trade S.A.
7.625% due 09/15/2014	EUR	11,900	16,156
Fidelity National Financial, Inc.
5.500% due 09/01/2022		$700	797
Ford Motor Credit Co. LLC
2.375% due 01/16/2018		3,400	3,385
2.500% due 01/15/2016		10,400	10,609
4.250% due 09/20/2022		1,900	1,970
5.625% due 09/15/2015		4,400	4,802
7.000% due 04/15/2015		100	111
8.000% due 06/01/2014		3,500	3,766
8.000% due 12/15/2016		5,200	6,248
8.125% due 01/15/2020		5,500	6,968
8.700% due 10/01/2014		400	444
12.000% due 05/15/2015		200	243
General Electric Capital Corp.
0.400% due 12/20/2013		9,594	9,601
0.495% due 10/06/2015		1,000	994
Goldman Sachs Group, Inc.
0.734% due 03/22/2016		4,100	4,056
0.805% due 01/12/2015		6,100	6,076
3.700% due 08/01/2015		2,000	2,115
5.250% due 10/15/2013		100	102
5.250% due 07/27/2021		2,000	2,271
6.150% due 04/01/2018		400	472
7.500% due 02/15/2019		300	376
Goodman Funding Pty. Ltd.
6.375% due 11/12/2020		6,000	7,034
6.375% due 04/15/2021		1,000	1,166
HBOS Capital Funding LP
6.461% due 11/30/2018 (d)	GBP	1,900	2,721
HBOS PLC
6.750% due 05/21/2018		$7,500	8,377
Healthcare Realty Trust, Inc.
5.750% due 01/15/2021		4,000	4,569
Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2018^		2,861	300
Hospitality Properties Trust
5.000% due 08/15/2022		4,000	4,273
HSBC Finance Corp.
0.717% due 06/01/2016		11,485	11,323
6.676% due 01/15/2021		1,800	2,135
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		2,700	2,920
ICICI Bank Ltd.
4.700% due 02/21/2018		1,000	1,058
4.750% due 11/25/2016		9,000	9,679
5.500% due 03/25/2015		1,100	1,169
5.750% due 11/16/2020		7,600	8,409

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ineos Finance PLC
8.375% due 02/15/2019		$1,100	$1,221
9.250% due 05/15/2015	EUR	100	135
ING Groep NV
5.140% due 03/17/2016 (d)	GBP	200	269
International Lease Finance Corp.
5.750% due 05/15/2016		$14,400	15,625
5.875% due 05/01/2013		1,300	1,307
6.500% due 09/01/2014		10,500	11,235
Intesa Sanpaolo SpA
2.688% due 02/24/2014		26,000	26,156
IPIC GMTN Ltd.
3.125% due 11/15/2015		5,000	5,243
5.000% due 11/15/2020		14,550	16,514
5.500% due 03/01/2022		2,000	2,330
JPMorgan Chase & Co.
7.900% due 04/30/2018 (d)		34,900	40,155
JPMorgan Chase Bank N.A.
0.610% due 06/13/2016		3,300	3,250
Korea Development Bank
3.000% due 09/14/2022		2,700	2,691
3.875% due 05/04/2017		7,500	8,143
Korea Exchange Bank
4.875% due 01/14/2016		500	547
Korea Finance Corp.
3.250% due 09/20/2016		400	425
LBG Capital PLC
7.588% due 05/12/2020	GBP	1,418	2,225
7.625% due 12/09/2019		250	392
7.625% due 10/14/2020	EUR	800	1,067
7.869% due 08/25/2020	GBP	4,500	7,203
8.875% due 02/07/2020	EUR	200	279
9.125% due 07/15/2020	GBP	500	833
9.334% due 02/07/2020		1,100	1,854
15.000% due 12/21/2019		1,100	2,407
15.000% due 12/21/2019	EUR	1,000	1,843
Lehman Brothers Holdings, Inc.
1.000% due 06/12/2013^		2,543	937
Lloyds TSB Bank PLC
12.000% due 12/16/2024 (d)		$700	939
MCE Finance Ltd.
5.000% due 02/15/2021		2,000	2,025
Merrill Lynch & Co., Inc.
0.764% due 01/15/2015		5,000	4,973
5.450% due 07/15/2014		2,000	2,110
6.875% due 04/25/2018		10,400	12,572
Morgan Stanley
0.784% due 10/15/2015		5,400	5,314
1.902% due 01/24/2014		1,200	1,210
5.950% due 12/28/2017		100	116
6.625% due 04/01/2018		9,200	11,014
7.300% due 05/13/2019		12,000	14,876
Nationstar Mortgage LLC
7.875% due 10/01/2020		1,700	1,887
New York Life Insurance Co.
6.750% due 11/15/2039		900	1,213
Oxford Finance LLC
7.250% due 01/15/2018		800	834
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		1,775	1,634
Phones4u Finance PLC
9.500% due 04/01/2018	GBP	300	473
Piper Jaffray Cos.
4.784% due 11/30/2015		$4,700	4,716
Provident Funding Associates LP
10.250% due 04/15/2017		200	224

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Prudential Covered Trust
2.997% due 09/30/2015		$8,170	$8,524
Qatari Diar Finance QSC
3.500% due 07/21/2015		300	315
5.000% due 07/21/2020		4,925	5,640
QNB Finance Ltd.
3.125% due 11/16/2015		8,900	9,216
Rabobank Group
4.750% due 01/15/2020		1,400	1,583
6.875% due 03/19/2020	EUR	8,700	12,552
11.000% due 06/30/2019 (d)		$1,300	1,750
RCI Banque S.A.
2.175% due 04/11/2014		3,200	3,200
3.500% due 04/03/2018 (a)		6,900	6,923
4.600% due 04/12/2016		2,100	2,204
Regions Financial Corp.
4.875% due 04/26/2013		200	201
7.750% due 11/10/2014		12,700	14,007
Resona Bank Ltd.
5.850% due 04/15/2016 (d)		200	216
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		5,080	5,575
7.175% due 05/16/2013		100	101
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		8,300	8,881
5.400% due 03/24/2017		18,400	19,918
5.717% due 06/16/2021		1,700	1,852
6.125% due 02/07/2022		2,250	2,520
SL Green Realty Corp.
4.500% due 12/01/2022		5,000	5,082
5.000% due 08/15/2018		8,600	9,392
SLM Corp.
0.533% due 06/17/2013	EUR	100	129
5.000% due 10/01/2013		$6,500	6,630
5.050% due 11/14/2014		400	424
5.375% due 05/15/2014		800	837
6.250% due 01/25/2016		100	110
7.250% due 01/25/2022		11,500	12,909
8.000% due 03/25/2020		7,600	8,844
8.450% due 06/15/2018		5,800	6,902
Springleaf Finance Corp.
5.850% due 06/01/2013		7,000	7,057
6.900% due 12/15/2017		2,000	2,028
State Bank of India
4.500% due 07/27/2015		6,100	6,430
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		772	815
Temasek Financial Ltd.
3.375% due 07/23/2042		3,000	2,721
4.300% due 10/25/2019		1,250	1,428
Turkiye Garanti Bankasi A/S
2.802% due 04/20/2016		2,500	2,500
UBS AG
5.750% due 04/25/2018		396	470
5.875% due 12/20/2017		7,147	8,489
UFJ Finance Aruba AEC
6.750% due 07/15/2013		700	713
UOB Cayman Ltd.
5.796% due 03/15/2016 (d)		500	533
Virgin Media Secured Finance PLC
7.000% due 01/15/2018	GBP	5,000	8,129
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		$7,500	8,080
5.450% due 11/22/2017		1,900	2,067
6.025% due 07/05/2022		10,700	11,890
6.800% due 11/22/2025		4,700	5,523
6.902% due 07/09/2020		2,900	3,382

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	79

Schedule of Investments PIMCO Floating Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wachovia Bank N.A.
0.678% due 11/03/2014	$2,728	$2,731
Wachovia Corp.
0.550% due 06/15/2017	6,900	6,813
0.674% due 10/15/2016	1,000	989
5.750% due 02/01/2018	200	238
Waha Aerospace BV
3.925% due 07/28/2020	2,025	2,164
Wind Acquisition Finance S.A.
7.250% due 02/15/2018	1,600	1,674
11.750% due 07/15/2017	4,100	4,366

		1,067,691

INDUSTRIALS 29.0%
Adaro Indonesia PT
7.625% due 10/22/2019	400	437
Advanced Micro Devices, Inc.
7.500% due 08/15/2022	3,600	3,285
AES El Salvador Trust
6.750% due 02/01/2016	450	455
Agile Property Holdings Ltd.
8.875% due 04/28/2017	2,700	2,905
Agilent Technologies, Inc.
5.500% due 09/14/2015	500	553
Aguila S.A.
7.875% due 01/31/2018	4,000	4,310
Alcoa, Inc.
6.750% due 07/15/2018	1,200	1,373
Aleris International, Inc.
7.625% due 02/15/2018	7,200	7,668
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018	5,000	5,387
Alliance Data Systems Corp.
5.250% due 12/01/2017	7,750	8,079
ALROSA Finance S.A.
7.750% due 11/03/2020	12,000	14,111
Altria Group, Inc.
9.250% due 08/06/2019	2,973	4,151
9.700% due 11/10/2018	744	1,037
America Movil S.A.B. de C.V.
3.625% due 03/30/2015	2,000	2,107
4.375% due 07/16/2042	4,200	3,899
5.000% due 03/30/2020	6,000	6,782
5.750% due 01/15/2015	2,800	3,041
American Airlines Pass-Through Trust
5.250% due 07/31/2022	1,560	1,700
7.000% due 07/31/2019	1,027	1,079
10.375% due 01/02/2021	1,226	1,281
American Airlines, Inc.
7.500% due 03/15/2016^	9,400	10,833
American Tower Corp.
4.700% due 03/15/2022	1,400	1,525
7.000% due 10/15/2017	700	834
AmeriGas Partners LP
6.500% due 05/20/2021	1,431	1,531
Anadarko Petroleum Corp.
5.950% due 09/15/2016	1,700	1,959
8.700% due 03/15/2019	1,100	1,484
Anglo American Capital PLC
4.125% due 09/27/2022	12,800	13,278
9.375% due 04/08/2014	4,100	4,427
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020	400	424
6.500% due 04/15/2040	700	699
Anheuser-Busch Cos. LLC
6.500% due 02/01/2043	3,500	4,806

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Anheuser-Busch InBev Worldwide, Inc.
5.375% due 01/15/2020		$5,100	$6,163
ARAMARK Corp.
3.799% due 02/01/2015		25	25
Arcelik A/S
5.000% due 04/03/2023 (a)		2,900	2,900
Ardagh Packaging Finance PLC
7.375% due 10/15/2017	EUR	500	695
9.250% due 10/15/2020		1,100	1,530
Arqiva Broadcast Finance PLC
9.500% due 03/31/2020	GBP	900	1,419
Ashland, Inc.
3.000% due 03/15/2016		$2,000	2,040
3.875% due 04/15/2018		4,100	4,167
6.875% due 05/15/2043		500	543
Audatex North America, Inc.
6.750% due 06/15/2018		2,200	2,371
AutoZone, Inc.
7.125% due 08/01/2018		1,100	1,380
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016		13,688	14,509
Berry Plastics Corp.
9.750% due 01/15/2021		3,500	4,108
Boston Scientific Corp.
4.500% due 01/15/2015		3,400	3,608
6.000% due 01/15/2020		1,900	2,225
Braskem Finance Ltd.
5.375% due 05/02/2022		10,100	10,489
5.750% due 04/15/2021		7,300	7,691
7.000% due 05/07/2020		1,000	1,133
Brocade Communications Systems, Inc.
6.875% due 01/15/2020		3,350	3,685
Brunswick Rail Finance Ltd.
6.500% due 11/01/2017		2,000	2,125
Building Materials Corp. of America
6.750% due 05/01/2021		2,800	3,066
Bumble Bee Holdings, Inc.
9.000% due 12/15/2017		5,458	6,031
Caesars Entertainment Operating Co., Inc.
10.000% due 12/15/2018		9,400	6,462
Capella Healthcare, Inc.
9.250% due 07/01/2017		1,200	1,305
CCO Holdings LLC
7.000% due 01/15/2019		3,200	3,464
Celanese U.S. Holdings LLC
6.625% due 10/15/2018		1,100	1,195
Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021		1,100	1,171
7.250% due 07/29/2019		1,400	1,679
Cie Generale de Geophysique - Veritas
6.500% due 06/01/2021		6,800	7,174
7.750% due 05/15/2017		100	104
9.500% due 05/15/2016		1,100	1,161
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		6,500	6,865
CNOOC Finance Ltd.
3.875% due 05/02/2022		9,300	9,825
Concho Resources, Inc.
7.000% due 01/15/2021		500	553
CONSOL Energy, Inc.
8.000% due 04/01/2017		6,200	6,711
Conti-Gummi Finance BV
7.125% due 10/15/2018	EUR	250	340
8.500% due 07/15/2015		5,200	7,084
Continental Airlines Pass-Through Trust
4.750% due 07/12/2022		$3,047	3,344

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.983% due 10/19/2023	$447	$509
6.000% due 07/12/2020	897	924
7.250% due 05/10/2021	1,227	1,433
9.000% due 01/08/2018	2,490	2,879
Continental Airlines, Inc.
6.750% due 09/15/2015	1,500	1,579
Continental Resources, Inc.
7.125% due 04/01/2021	700	796
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022	6,500	5,622
9.250% due 06/30/2020	2,300	2,013
Corp. Nacional del Cobre de Chile
7.500% due 01/15/2019	5,000	6,319
CPI International, Inc.
8.000% due 02/15/2018	850	888
Crown Castle Towers LLC
6.113% due 01/15/2040	4,800	5,885
CSC Holdings LLC
7.625% due 07/15/2018	800	932
7.875% due 02/15/2018	4,250	4,972
8.500% due 06/15/2015	550	569
8.625% due 02/15/2019	2,500	3,013
CSN Islands Corp.
6.875% due 09/21/2019	5,550	6,188
9.750% due 12/16/2013	1,500	1,580
10.000% due 01/15/2015	1,300	1,454
CSN Resources S.A.
6.500% due 07/21/2020	13,900	14,936
CVS Pass-Through Trust
5.789% due 01/10/2026	1,440	1,629
6.036% due 12/10/2028	750	883
7.507% due 01/10/2032	101	131
Dell, Inc.
5.650% due 04/15/2018	1,200	1,255
Delta Air Lines Pass-Through Trust
4.950% due 11/23/2020	435	476
6.200% due 01/02/2020	402	459
6.718% due 07/02/2024	622	692
7.750% due 06/17/2021	153	177
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015	6,400	5,536
9.500% due 12/11/2019	2,850	2,465
Deutsche Telekom International Finance BV
4.875% due 07/08/2014	700	736
Devon Energy Corp.
5.625% due 01/15/2014	800	831
Digicel Group Ltd.
8.250% due 09/30/2020	4,400	4,686
Digicel Ltd.
8.250% due 09/01/2017	2,500	2,669
DISH DBS Corp.
5.000% due 03/15/2023	9,900	9,789
7.125% due 02/01/2016	4,800	5,358
7.750% due 05/31/2015	1,300	1,450
7.875% due 09/01/2019	500	595
DJO Finance LLC
7.750% due 04/15/2018	2,200	2,255
Dolphin Energy Ltd.
5.500% due 12/15/2021	1,000	1,159
5.888% due 06/15/2019	5,672	6,452
Ecopetrol S.A.
7.625% due 07/23/2019	17,245	21,686
El Paso LLC
7.750% due 01/15/2032	1,000	1,125
8.250% due 02/15/2016	2,400	2,668
Energy Transfer Partners LP
6.125% due 02/15/2017	200	232

80	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.500% due 04/15/2014		$1,443	$1,554
9.000% due 04/15/2019		3,407	4,497
9.700% due 03/15/2019		1,728	2,333
Enterprise Products Operating LLC
7.034% due 01/15/2068		600	697
8.375% due 08/01/2066		1,815	2,089
Equinix, Inc.
4.875% due 04/01/2020		5,000	5,062
Europcar Groupe S.A.
11.500% due 05/15/2017	EUR	2,100	2,992
Exide Technologies
8.625% due 02/01/2018		$500	432
FBG Finance Ltd.
5.125% due 06/15/2015		1,000	1,089
Fibria Overseas Finance Ltd.
6.750% due 03/03/2021		5,200	5,795
Flextronics International Ltd.
4.625% due 02/15/2020		2,000	2,030
Florida Gas Transmission Co. LLC
7.900% due 05/15/2019		18,200	23,658
FMG Resources Pty. Ltd.
6.000% due 04/01/2017		10,700	11,048
6.375% due 02/01/2016		2,400	2,481
6.875% due 02/01/2018		1,000	1,055
7.000% due 11/01/2015		3,500	3,684
8.250% due 11/01/2019		3,000	3,251
Freeport-McMoRan Copper & Gold, Inc.
2.375% due 03/15/2018		2,100	2,112
GenCorp, Inc.
7.125% due 03/15/2021		1,000	1,060
Geo Debt Finance S.C.A
7.500% due 08/01/2018	EUR	1,400	1,810
Gerdau Holdings, Inc.
7.000% due 01/20/2020		$15,800	18,083
Gerdau Trade, Inc.
5.750% due 01/30/2021		11,500	12,334
Glencore Funding LLC
6.000% due 04/15/2014		600	629
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		3,250	3,199
Great Rolling Stock Co. PLC
6.875% due 07/27/2035	GBP	1,400	2,691
Grifols, Inc.
8.250% due 02/01/2018		$800	884
Grohe Holding GmbH
4.203% due 09/15/2017	EUR	900	1,154
GTL Trade Finance, Inc.
7.250% due 10/20/2017		$4,200	4,838
Hapag-Lloyd AG
9.000% due 10/15/2015	EUR	200	269
Harvest Operations Corp.
6.875% due 10/01/2017		$500	561
HCA, Inc.
6.500% due 02/15/2020		14,700	16,620
7.250% due 09/15/2020		750	832
7.875% due 02/15/2020		1,500	1,661
8.500% due 04/15/2019		7,300	8,076
HD Supply, Inc.
8.125% due 04/15/2019		11,735	13,319
Health Management Associates, Inc.
6.125% due 04/15/2016		50	55
HeidelbergCement Finance BV
8.000% due 01/31/2017	EUR	1,700	2,575
HeidelbergCement Finance Luxembourg S.A.
7.500% due 10/31/2014		3,600	5,036
Hexion U.S. Finance Corp.
6.625% due 04/15/2020		$8,000	8,060

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.875% due 02/01/2018		$5,500	$5,720
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		600	649
5.750% due 09/11/2019		1,000	1,191
7.625% due 04/09/2019		1,300	1,674
Indian Oil Corp. Ltd.
4.750% due 01/22/2015		3,300	3,466
INEOS Group Holdings S.A.
7.875% due 02/15/2016	EUR	12,200	15,795
8.500% due 02/15/2016		$1,000	1,020
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020		5,400	5,953
8.500% due 11/01/2019		1,400	1,573
Intelsat Luxembourg S.A.
11.500% due 02/04/2017		400	425
Jaguar Land Rover Automotive PLC
5.625% due 02/01/2023		200	209
Jarden Corp.
6.125% due 11/15/2022		1,500	1,614
KazMunaiGaz Finance Sub BV
6.375% due 04/09/2021		7,800	9,116
7.000% due 05/05/2020		6,900	8,246
8.375% due 07/02/2013		400	407
11.750% due 01/23/2015		12,100	14,081
Kinder Morgan Energy Partners LP
5.300% due 09/15/2020		200	235
5.950% due 02/15/2018		3,419	4,083
6.850% due 02/15/2020		10,000	12,567
Kraton Polymers LLC
6.750% due 03/01/2019		650	683
Lafarge S.A.
6.250% due 04/13/2018	EUR	2,000	2,872
6.625% due 11/29/2018		500	729
6.750% due 12/16/2019		5,500	8,152
Longfor Properties Co. Ltd.
9.500% due 04/07/2016		$2,900	3,204
Lukoil International Finance BV
7.250% due 11/05/2019		1,500	1,800
Lynx Corp.
6.000% due 04/15/2021	GBP	13,400	20,977
Marfrig Overseas Ltd.
9.500% due 05/04/2020		$1,000	950
Merck & Co., Inc.
6.000% due 09/15/2017		200	243
Michael Foods Group, Inc.
9.750% due 07/15/2018		5,300	5,923
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019		4,500	4,824
Momentive Performance Materials, Inc.
8.875% due 10/15/2020		3,000	3,105
MultiPlan, Inc.
9.875% due 09/01/2018		1,300	1,451
Mylan, Inc.
6.000% due 11/15/2018		300	330
7.625% due 07/15/2017		200	222
7.875% due 07/15/2020		1,800	2,102
Nakilat, Inc.
6.067% due 12/31/2033		3,700	4,523
Newcrest Finance Pty. Ltd.
4.200% due 10/01/2022		5,020	5,230
Newfield Exploration Co.
6.875% due 02/01/2020		3,000	3,232
7.125% due 05/15/2018		3,100	3,236
Noble Group Ltd.
4.875% due 08/05/2015		2,000	2,110
6.625% due 08/05/2020		1,900	2,076
6.750% due 01/29/2020		5,245	5,900

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Noranda Aluminum Acquisition Corp.
4.524% due 05/15/2015		$616	$616
Novelis, Inc.
8.375% due 12/15/2017		5,600	6,160
8.750% due 12/15/2020		6,800	7,701
NXP BV
2.945% due 10/15/2013	EUR	634	817
OGX Austria GmbH
8.375% due 04/01/2022		$8,500	6,439
8.500% due 06/01/2018		10,900	8,556
OI European Group BV
6.750% due 09/15/2020	EUR	1,000	1,440
6.875% due 03/31/2017		50	66
Oshkosh Corp.
8.250% due 03/01/2017		$200	219
8.500% due 03/01/2020		100	113
OXEA Finance & Cy S.C.A.
9.500% due 07/15/2017		4,572	4,995
9.625% due 07/15/2017	EUR	429	602
Peabody Energy Corp.
6.500% due 09/15/2020		$1,500	1,605
Pearson Dollar Finance PLC
5.500% due 05/06/2013		700	703
6.250% due 05/06/2018		1,000	1,204
Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	1,200	1,779
5.750% due 03/01/2018		$3,000	3,461
6.625% due 06/15/2035		500	601
6.625% due 06/15/2038		300	360
Penske Truck Leasing Co. LP
2.500% due 03/15/2016		7,700	7,893
Pernod-Ricard S.A.
7.000% due 01/15/2015	EUR	5,700	8,091
Petrobras International Finance Co.
5.375% due 01/27/2021		$23,800	25,814
5.750% due 01/20/2020		9,300	10,295
5.875% due 03/01/2018		4,600	5,190
7.750% due 09/15/2014		3,600	3,928
7.875% due 03/15/2019		7,130	8,715
8.375% due 12/10/2018		600	753
Petroleos de Venezuela S.A.
4.900% due 10/28/2014		600	579
5.000% due 10/28/2015		2,800	2,597
5.250% due 04/12/2017		10,800	9,423
5.375% due 04/12/2027		4,900	3,405
5.500% due 04/12/2037		11,400	7,780
8.500% due 11/02/2017		3,400	3,315
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		158	174
9.750% due 08/14/2019		3,200	4,216
Phosagro OAO via Phosagro Bond Funding Ltd.
4.204% due 02/13/2018		2,300	2,297
Pittsburgh Glass Works LLC
8.500% due 04/15/2016		200	205
Plains Exploration & Production Co.
6.625% due 05/01/2021		600	663
Pride International, Inc.
6.875% due 08/15/2020		500	628
8.500% due 06/15/2019		15,700	20,781
Quebecor Media, Inc.
7.750% due 03/15/2016		6,181	6,312
Quicksilver Resources, Inc.
11.750% due 01/01/2016		4,100	4,202
Radiation Therapy Services, Inc.
9.875% due 04/15/2017		5,100	3,187
Rain CII Carbon LLC
8.000% due 12/01/2018		700	744

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	81

Schedule of Investments PIMCO Floating Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RBS Global, Inc.
8.500% due 05/01/2018		$1,200	$1,322
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		5,000	5,253
5.400% due 02/14/2022		2,300	2,570
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		11,400	11,642
6.875% due 02/15/2021		1,500	1,601
7.125% due 04/15/2019		3,000	3,236
7.875% due 08/15/2019		3,000	3,322
8.250% due 02/15/2021		2,450	2,533
8.500% due 05/15/2018		1,100	1,162
9.000% due 04/15/2019		12,000	12,750
Rhodia S.A.
6.875% due 09/15/2020		2,000	2,266
Rio Tinto Finance USA Ltd.
8.950% due 05/01/2014		400	435
Rockies Express Pipeline LLC
3.900% due 04/15/2015		3,000	3,037
5.625% due 04/15/2020		14,960	13,950
6.000% due 01/15/2019		400	393
Rohm & Haas Co.
6.000% due 09/15/2017		3,000	3,528
Russian Railways via RZD Capital PLC
5.700% due 04/05/2022		1,900	2,100
5.739% due 04/03/2017		11,800	13,009
SABIC Capital BV
3.000% due 11/02/2015		4,600	4,756
SandRidge Energy, Inc.
7.500% due 03/15/2021		2,700	2,822
7.500% due 02/15/2023		2,900	3,023
8.125% due 10/15/2022		3,000	3,217
8.750% due 01/15/2020		100	108
Scientific Games International, Inc.
9.250% due 06/15/2019		700	774
Sealed Air Corp.
6.500% due 12/01/2020		800	880
Severstal OAO Via Steel Capital S.A.
4.450% due 03/19/2018		10,900	10,845
Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020		1,900	2,063
Sinopec Group Overseas Development Ltd.
3.900% due 05/17/2022		11,100	11,828
Smurfit Kappa Acquisitions
4.125% due 01/30/2020	EUR	3,700	4,689
7.750% due 11/15/2019		3,200	4,502
Southern Copper Corp.
5.250% due 11/08/2042		$9,000	8,580
Spectrum Brands, Inc.
9.500% due 06/15/2018		800	910
Spirit Issuer PLC
5.472% due 12/28/2034	GBP	1,600	2,103
6.582% due 12/28/2027		1,000	1,506
Steel Dynamics, Inc.
7.625% due 03/15/2020		$100	112
STHI Holding Corp.
8.000% due 03/15/2018		1,000	1,098
Teck Resources Ltd.
3.850% due 08/15/2017		2,300	2,477
Telefonica Emisiones S.A.U.
6.221% due 07/03/2017		2,900	3,253
Telenet Finance Luxembourg S.C.A.
6.250% due 08/15/2022	EUR	1,300	1,708
6.375% due 11/15/2020		700	938
6.625% due 02/15/2021		1,000	1,343
6.750% due 08/15/2024		3,200	4,307

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tenet Healthcare Corp.
4.500% due 04/01/2021		$1,200	$1,179
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		573	593
Toll Brothers Finance Corp.
5.150% due 05/15/2015		400	424
Tomkins LLC
9.000% due 10/01/2018		1,817	2,033
TransDigm, Inc.
7.750% due 12/15/2018		1,000	1,103
Transocean, Inc.
4.950% due 11/15/2015		1,500	1,624
7.375% due 04/15/2018		4,000	4,787
Trinidad Drilling Ltd.
7.875% due 01/15/2019		300	327
UAL Pass-Through Trust
9.750% due 07/15/2018		1,930	2,239
10.400% due 05/01/2018		2,575	2,961
United Rentals North America, Inc.
8.250% due 02/01/2021		5,400	6,142
Unitymedia Hessen GmbH & Co. KG
8.125% due 12/01/2017	EUR	1,274	1,762
UPC Holding BV
8.375% due 08/15/2020		4,000	5,638
UPCB Finance Ltd.
6.375% due 07/01/2020		2,600	3,549
7.250% due 11/15/2021		$1,000	1,110
7.625% due 01/15/2020	EUR	3,000	4,192
Urbi Desarrollos Urbanos S.A.B. de C.V.
8.500% due 04/19/2016		$3,300	2,129
9.500% due 01/21/2020		1,900	1,178
USG Corp.
9.750% due 01/15/2018		200	238
Usiminas Commercial Ltd.
7.250% due 01/18/2018		1,150	1,274
Vale Overseas Ltd.
4.625% due 09/15/2020		3,200	3,407
5.625% due 09/15/2019		15,000	16,998
6.875% due 11/21/2036		100	114
Valeant Pharmaceuticals International
6.500% due 07/15/2016		2,900	3,041
6.750% due 08/15/2021		8,500	9,095
6.875% due 12/01/2018		3,200	3,454
7.000% due 10/01/2020		4,400	4,763
Vanguard Health Holding Co. LLC
8.000% due 02/01/2018		6,700	7,169
Volkswagen International Finance NV
4.000% due 08/12/2020		200	221
Warner Chilcott Co. LLC
7.750% due 09/15/2018		500	537
Windstream Corp.
8.125% due 08/01/2013		2,400	2,451
Wynn Las Vegas LLC
7.750% due 08/15/2020		10,400	11,713
Yanlord Land Group Ltd.
10.625% due 03/29/2018		2,700	3,038
Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	11,100	15,402
Ziggo Finance BV
6.125% due 11/15/2017		1,000	1,346

			1,222,974

UTILITIES 9.9%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020		$6,950	7,506

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AES Corp.
8.000% due 10/15/2017		$50	$59
8.000% due 06/01/2020		4,400	5,236
AES Panama S.A.
6.350% due 12/21/2016		3,300	3,663
AK Transneft OJSC Via TransCapitalInvest Ltd.
7.700% due 08/07/2013		100	102
8.700% due 08/07/2018		24,200	30,952
Baltimore Gas & Electric Co.
6.125% due 07/01/2013		500	507
BP Capital Markets PLC
3.625% due 05/08/2014		110	114
4.750% due 03/10/2019		220	255
British Telecommunications PLC
8.500% due 12/07/2016	GBP	1,400	2,643
Calpine Corp.
7.250% due 10/15/2017		$2,340	2,492
7.875% due 07/31/2020		990	1,089
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		7,200	8,244
7.750% due 11/30/2015		800	914
CMS Energy Corp.
5.050% due 02/15/2018		100	115
Colbun S.A.
6.000% due 01/21/2020		500	565
Consolidated Edison Co. of New York, Inc.
5.550% due 04/01/2014		4,800	5,027
Duke Energy Corp.
5.050% due 09/15/2019		300	354
E.CL S.A.
5.625% due 01/15/2021		2,500	2,830
Energy Future Intermediate Holding Co. LLC
10.000% due 12/01/2020		8,000	9,049
Entergy Corp.
3.625% due 09/15/2015		900	941
5.125% due 09/15/2020		400	440
EP Energy LLC
7.750% due 09/01/2022		1,400	1,554
Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016		245	261
FirstEnergy Corp.
2.750% due 03/15/2018		2,000	2,026
Frontier Communications Corp.
7.875% due 04/15/2015		465	532
Gazprom OAO Via Gaz Capital S.A.
4.950% due 05/23/2016		900	965
5.092% due 11/29/2015		6,500	6,949
6.212% due 11/22/2016		6,200	6,921
6.510% due 03/07/2022		3,800	4,408
7.288% due 08/16/2037		2,000	2,430
8.146% due 04/11/2018		14,070	17,077
9.250% due 04/23/2019		23,650	30,627
Indo Energy Finance BV
7.000% due 05/07/2018		1,800	1,957
Intergas Finance BV
6.375% due 05/14/2017		4,000	4,500
Israel Electric Corp. Ltd.
7.250% due 01/15/2019		1,400	1,610
9.375% due 01/28/2020		1,000	1,257
Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016		2,500	2,731
6.000% due 01/15/2018		3,200	3,559
Koninklijke KPN NV
5.750% due 03/18/2016	GBP	1,600	2,699
Korea Electric Power Corp.
3.000% due 10/05/2015		$400	417

82	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015	$1,500	$1,569
6.250% due 06/17/2014	800	850
Linn Energy LLC
7.750% due 02/01/2021	1,300	1,401
Majapahit Holding BV
7.250% due 06/28/2017	100	117
7.750% due 10/17/2016	200	233
7.750% due 01/20/2020	4,200	5,166
7.875% due 06/29/2037	1,000	1,303
National Grid PLC
6.300% due 08/01/2016	700	814
NGPL PipeCo LLC
7.119% due 12/15/2017	9,400	10,058
9.625% due 06/01/2019	7,100	7,987
Novatek OAO via Novatek Finance Ltd.
6.604% due 02/03/2021	8,700	10,114
NRG Energy, Inc.
8.250% due 09/01/2020	2,100	2,381
NV Energy, Inc.
6.250% due 11/15/2020	2,800	3,398
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021	3,230	3,569
Penn Virginia Corp.
10.375% due 06/15/2016	1,500	1,601
Pennsylvania Electric Co.
5.200% due 04/01/2020	400	457
Petroleos Mexicanos
5.500% due 01/21/2021	21,700	25,009
5.500% due 06/27/2044	7,700	7,962
6.000% due 03/05/2020	5,000	5,925
8.000% due 05/03/2019	11,700	15,034
PG&E Corp.
5.750% due 04/01/2014	4,800	5,029
Progress Energy, Inc.
6.050% due 03/15/2014	4,800	5,044
PSEG Power LLC
5.320% due 09/15/2016	2,557	2,891
Puget Energy, Inc.
6.500% due 12/15/2020	2,000	2,329
QGOG Constellation S.A.
6.250% due 11/09/2019	4,500	4,759
Qtel International Finance Ltd.
3.375% due 10/14/2016	1,500	1,584
4.750% due 02/16/2021	3,700	4,135
5.000% due 10/19/2025	4,500	4,995
Qwest Corp.
3.530% due 06/15/2013	600	602
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	199	223
5.500% due 09/30/2014	6,500	6,931
5.832% due 09/30/2016	162	174
6.750% due 09/30/2019	250	313
Rosneft Oil Co. via Rosneft International Finance Ltd.
3.149% due 03/06/2017	4,000	4,030
4.199% due 03/06/2022	5,000	4,969
Sierra Pacific Power Co.
6.000% due 05/15/2016	200	231
Sprint Nextel Corp.
6.000% due 12/01/2016	11,461	12,464
TNK-BP Finance S.A.
6.250% due 02/02/2015	5,000	5,354
6.625% due 03/20/2017	7,500	8,513
7.250% due 02/02/2020	6,200	7,463
7.500% due 07/18/2016	5,300	6,099
7.875% due 03/13/2018	3,800	4,579

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
tw telecom Holdings, Inc.
8.000% due 03/01/2018	$8,425	$9,225
Verizon Communications, Inc.
5.550% due 02/15/2016	800	903
8.750% due 11/01/2018	975	1,313
Vimpel Communications OJSC Via UBS Luxembourg S.A.
8.250% due 05/23/2016	6,050	6,785
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016	3,200	3,440
7.748% due 02/02/2021	200	225
9.125% due 04/30/2018	3,600	4,290
VimpelCom Holdings BV
5.200% due 02/13/2019	2,200	2,220
5.950% due 02/13/2023	10,100	10,087
Vodafone Group PLC
5.450% due 06/10/2019	3,400	4,053

		415,777

Total Corporate Bonds & Notes (Cost $2,589,174)		2,706,442

MUNICIPAL BONDS & NOTES 1.0%

CALIFORNIA 0.5%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	141
6.918% due 04/01/2040	1,400	1,911
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	100	139
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	200	293
7.950% due 03/01/2036	10,805	13,530
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	100	88
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	100	124
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	100	130
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.166% due 07/01/2040	200	234
6.603% due 07/01/2050	100	145
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	100	137
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2003
6.590% due 11/01/2013	405	405
7.490% due 11/01/2018	1,435	1,447
7.740% due 11/01/2021	1,885	1,901
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	700	758
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	100	91

		21,474

INDIANA 0.0%
Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	100	134

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.4%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	$200	$253
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	10,200	12,626
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043	100	124
5.882% due 06/15/2044	100	132
New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	1,300	1,596
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	100	124

		14,855

OHIO 0.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	300	270
6.500% due 06/01/2047	200	195

		465

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	100	135

TEXAS 0.0%
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	100	136

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	6,560	5,655

Total Municipal Bonds & Notes (Cost $37,822)		42,854

U.S. GOVERNMENT AGENCIES 3.4%
Fannie Mae
0.404% due 10/27/2037	200	200
0.554% due 09/25/2042	21	20
1.250% due 03/14/2014 (f)(i)	13,300	13,439
2.549% due 02/01/2035	98	105
3.500% due 04/01/2043	3,000	3,169
4.000% due 10/01/2030 - 05/01/2043	46,911	50,081
5.007% due 05/01/2035	206	222
5.500% due 04/01/2033 - 05/01/2043	50,446	55,027
6.000% due 04/25/2043	14	16
Freddie Mac
0.625% due 12/29/2014 (f)(h)(i)	20,000	20,127
5.000% due 02/15/2020	16	16
Ginnie Mae
0.503% due 12/16/2026	116	117

Total U.S. Government Agencies (Cost $142,068)		142,539

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	83

Schedule of Investments PIMCO Floating Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 0.2%
U.S. Treasury Notes
2.000% due 11/15/2021 (i)	$5,700	$5,884

Total U.S. Treasury Obligations (Cost $5,747)		5,884

MORTGAGE-BACKED SECURITIES 4.2%
Adjustable Rate Mortgage Trust
2.972% due 11/25/2035	474	408
3.013% due 08/25/2035	1,592	1,518
5.233% due 10/25/2035	2,219	2,083
American General Mortgage Loan Trust
5.150% due 03/25/2058	330	339
American Home Mortgage Assets LLC
0.414% due 10/25/2046	287	188
American Home Mortgage Investment Trust
0.444% due 05/25/2047^	168	14
1.947% due 09/25/2045	78	76
Banc of America Commercial Mortgage Trust
5.754% due 02/10/2051	100	117
Banc of America Funding Corp.
0.704% due 07/26/2036	449	435
2.904% due 06/25/2034	177	179
3.048% due 09/20/2035	305	248
5.390% due 05/20/2036	1,251	1,218
5.582% due 05/20/2036	802	729
5.888% due 04/25/2037	525	476
Banc of America Large Loan Trust
2.503% due 11/15/2015	14,931	15,054
Banc of America Mortgage Trust
2.924% due 02/25/2036	30	27
2.998% due 07/25/2033	80	80
3.135% due 07/25/2033	1,050	1,062
3.202% due 11/20/2046^	2,346	1,894
5.500% due 12/25/2020	111	115
Bear Stearns Adjustable Rate Mortgage Trust
2.370% due 02/25/2036	257	203
2.609% due 04/25/2034	2,060	2,029
2.736% due 08/25/2033	250	250
2.847% due 01/25/2035	26	24
3.018% due 05/25/2047^	294	240
Bear Stearns Alt-A Trust
0.364% due 02/25/2034	1,477	1,425
2.652% due 02/25/2036^	2,250	1,419
2.800% due 03/25/2036^	162	115
2.932% due 11/25/2036	135	92
Bear Stearns Commercial Mortgage Securities
5.147% due 10/12/2042	1,000	1,098
5.581% due 04/12/2038	500	559
Bear Stearns Structured Products, Inc.
2.618% due 01/26/2036	552	433
2.735% due 12/26/2046	1,398	971
CDC Commercial Mortgage Trust
6.005% due 05/15/2035	900	903
Chase Mortgage Finance Corp.
3.001% due 02/25/2037	850	848
5.500% due 12/25/2022	1,880	1,917
5.740% due 09/25/2036	3,369	3,180
Citigroup Mortgage Loan Trust, Inc.
0.274% due 01/25/2037	582	320
2.693% due 08/25/2035	842	479
2.823% due 03/25/2034	12	12
2.877% due 12/25/2035^	248	165
3.111% due 09/25/2037^	564	459
5.310% due 08/25/2035	7,133	7,120
Commercial Mortgage Pass-Through Certificates
5.116% due 06/10/2044	700	762

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.764% due 09/15/2039		$6,000	$6,952
Countrywide Alternative Loan Trust
0.324% due 06/25/2036		10,670	7,599
0.364% due 02/25/2047		279	218
0.374% due 06/25/2046		887	677
0.398% due 12/20/2046		871	561
0.413% due 07/20/2046^		251	136
0.434% due 08/25/2046		227	30
0.483% due 09/20/2046		526	110
0.533% due 11/20/2035		166	119
0.713% due 11/20/2035^		332	70
1.174% due 12/25/2035		141	103
5.411% due 11/25/2035^		283	211
5.500% due 03/25/2036		149	115
6.000% due 02/25/2037^		5,321	4,024
Countrywide Home Loan Mortgage Pass-Through Trust
2.713% due 04/25/2035		127	97
3.896% due 05/20/2036		425	312
5.107% due 10/20/2035		345	291
5.169% due 02/20/2036^		408	355
5.500% due 11/25/2035^		232	224
6.000% due 01/25/2037		10,375	9,386
Credit Suisse First Boston Mortgage Securities Corp.
0.827% due 03/25/2032		19	17
2.455% due 06/25/2033		343	338
6.000% due 01/25/2036		672	529
Credit Suisse Mortgage Capital Certificates
2.817% due 05/26/2036		476	480
5.207% due 11/26/2035		92	95
CSAB Mortgage-Backed Trust
5.720% due 09/25/2036		434	365
CSMC Mortgage-Backed Trust
5.863% due 02/25/2037^		417	265
Deutsche ALT-A Securities, Inc.
0.354% due 03/25/2037		1,008	581
Deutsche ALT-B Securities, Inc.
5.869% due 10/25/2036^		344	259
5.886% due 10/25/2036^		344	259
5.945% due 02/25/2036		1,142	934
Deutsche Mortgage Securities, Inc.
1.454% due 06/28/2047		109	109
Downey Savings & Loan Association Mortgage Loan Trust
0.513% due 10/19/2036^		556	29
First Horizon Alternative Mortgage Securities
6.000% due 08/25/2036^		3,054	2,634
First Horizon Asset Securities, Inc.
5.162% due 02/25/2036		643	635
First Horizon Mortgage Pass-Through Trust
5.750% due 05/25/2037^		549	494
Granite Master Issuer PLC
0.319% due 12/20/2054	EUR	2,516	3,175
0.403% due 12/20/2054		$2,862	2,807
0.604% due 12/20/2054	GBP	409	610
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		$500	528
GS Mortgage Securities Corp.
5.396% due 08/10/2038		500	523
GSR Mortgage Loan Trust
2.653% due 11/25/2035		149	144
2.675% due 09/25/2035		1,457	1,479
2.776% due 01/25/2036		111	100
6.000% due 02/25/2036		2,139	2,013
Harborview Mortgage Loan Trust
0.333% due 04/19/2038		1,470	1,169
0.393% due 09/19/2037		1,365	1,027
0.393% due 01/19/2038		48	38
0.543% due 06/20/2035		1,585	1,502

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Homebanc Mortgage Trust
0.384% due 12/25/2036	$297	$248
Indymac Index Mortgage Loan Trust
0.444% due 07/25/2035	28	24
2.973% due 06/25/2035	253	218
4.757% due 09/25/2035	274	253
Indymac Mortgage Loan Trust
5.592% due 08/25/2037	1,592	1,452
JPMorgan Alternative Loan Trust
0.364% due 09/25/2036	614	469
2.792% due 05/25/2036^	516	388
5.600% due 12/25/2036	1,115	956
JPMorgan Chase Commercial Mortgage Securities Corp.
5.201% due 12/15/2044	800	878
JPMorgan Mortgage Trust
3.050% due 07/25/2035	1,340	1,368
5.268% due 07/25/2035	472	490
5.394% due 06/25/2037	1,449	1,315
6.500% due 09/25/2035	720	724
JPMorgan Resecuritization Trust
0.704% due 03/26/2037	841	827
LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040	2,468	2,794
Lehman Mortgage Trust
6.000% due 09/25/2037	1,408	1,366
MASTR Adjustable Rate Mortgages Trust
0.414% due 04/25/2046	1,009	733
MASTR Alternative Loans Trust
6.750% due 07/25/2036	954	691
Mellon Residential Funding Corp.
0.643% due 12/15/2030	98	95
Merrill Lynch Alternative Note Asset
0.504% due 03/25/2037	466	205
Merrill Lynch Mortgage Investors Trust
0.414% due 02/25/2036	69	61
5.076% due 12/25/2035	871	820
Morgan Stanley Capital Trust
5.610% due 04/15/2049	1,059	1,073
5.809% due 12/12/2049	200	235
Morgan Stanley Mortgage Loan Trust
2.440% due 06/25/2036	26	24
2.532% due 07/25/2035	832	761
6.000% due 10/25/2037^	1,430	1,145
Opteum Mortgage Acceptance Corp.
0.464% due 07/25/2035	77	77
RBSGC Structured Trust
5.500% due 11/25/2035	3,791	3,330
RBSSP Resecuritization Trust
0.524% due 03/26/2037	951	912
0.704% due 03/26/2036	348	342
Residential Accredit Loans, Inc. Trust
0.384% due 06/25/2046	47	23
0.394% due 07/25/2036	684	507
1.537% due 09/25/2045	890	719
6.000% due 06/25/2036	895	704
6.000% due 09/25/2036^	1,211	856
Residential Funding Mortgage Securities, Inc. Trust
3.275% due 09/25/2035^	1,096	899
4.077% due 07/27/2037	2,747	2,285
5.260% due 08/25/2036	502	426
Sequoia Mortgage Trust
0.553% due 07/20/2033	305	302
Structured Adjustable Rate Mortgage Loan Trust
2.649% due 01/25/2035	1,034	968
2.663% due 09/25/2035	2,009	1,814
Structured Asset Mortgage Investments, Inc.
0.334% due 03/25/2037	1,606	1,115

84	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.454% due 09/25/2047^		$305	$15
0.863% due 10/19/2034		446	445
0.903% due 03/19/2034		57	56
Structured Asset Securities Corp.
2.609% due 06/25/2033		431	428
2.739% due 10/28/2035		153	135
TBW Mortgage-Backed Trust
5.970% due 09/25/2036		473	128
Wachovia Bank Commercial Mortgage Trust
5.727% due 06/15/2049		1,044	1,075
WaMu Mortgage Pass-Through Certificates
0.484% due 11/25/2045		1,538	1,380
0.514% due 01/25/2045		126	122
0.524% due 08/25/2045		839	790
0.878% due 02/25/2047		395	304
0.907% due 01/25/2047		1,049	944
0.947% due 05/25/2047		636	540
0.987% due 12/25/2046		587	523
1.057% due 10/25/2046		2,292	1,792
1.175% due 02/25/2046		2,351	2,170
1.377% due 11/25/2042		264	254
2.461% due 09/25/2033		402	413
2.609% due 12/25/2036^		3,659	3,142
2.638% due 02/25/2037^		388	333
Wells Fargo Mortgage-Backed Securities Trust
2.493% due 09/25/2033		537	550
2.614% due 07/25/2036^		111	101
2.619% due 05/25/2036^		207	188
2.636% due 06/25/2035		2,950	3,035
2.639% due 04/25/2036		2,160	2,000
2.641% due 03/25/2036		1,808	1,808
2.695% due 07/25/2036^		3,354	3,082
2.712% due 04/25/2036		6,642	6,272
5.992% due 11/25/2037^		2,695	2,448
6.000% due 04/25/2037		2,526	2,431

Total Mortgage-Backed Securities (Cost $172,911)			177,807

ASSET-BACKED SECURITIES 1.6%
Accredited Mortgage Loan Trust
0.334% due 02/25/2037		3,579	3,229
0.670% due 09/25/2035		1,000	766
Aegis Asset-Backed Securities Trust
1.204% due 03/25/2035		1,000	821
Aircraft Certificate Owner Trust
6.455% due 09/20/2022		199	202
7.001% due 09/20/2022		5,950	6,073
Ameriquest Mortgage Securities, Inc.
0.674% due 01/25/2035		194	191
1.554% due 03/25/2033		685	574
Argent Securities, Inc.
0.354% due 06/25/2036		1,687	608
0.444% due 07/25/2036		1,602	644
Asset-Backed Funding Certificates Trust
0.424% due 01/25/2037		1,922	1,047
Asset-Backed Securities Corp. Home Equity Loan Trust
1.853% due 03/15/2032		1,135	1,085
Avoca CLO PLC
0.575% due 09/15/2021	EUR	4,974	6,240
Bear Stearns Asset-Backed Securities Trust
0.524% due 01/25/2047		$1,000	830
0.754% due 10/25/2034		190	189
Carrington Mortgage Loan Trust
0.444% due 10/25/2036		1,000	528
Citigroup Mortgage Loan Trust, Inc.
0.264% due 07/25/2045		823	612
0.314% due 08/25/2036		37	37

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.464% due 07/25/2045		$2,000	$980
0.604% due 11/25/2046		871	651
Countrywide Asset-Backed Certificates
0.384% due 09/25/2036		308	306
0.454% due 04/25/2036		2,493	2,423
0.464% due 05/25/2036		1,163	1,158
4.740% due 10/25/2035		1,530	1,524
Credit Suisse Mortgage Capital Certificates
0.804% due 09/25/2037		655	574
Credit-Based Asset Servicing and Securitization LLC
0.264% due 11/25/2036		96	48
First Franklin Mortgage Loan Trust
0.314% due 11/25/2036		169	166
Franklin CLO Ltd.
0.540% due 06/15/2018		3,988	3,911
GSAA Trust
0.654% due 08/25/2037		1,376	1,121
GSAMP Trust
0.274% due 12/25/2036		101	50
0.574% due 03/25/2047		4,500	2,421
HSI Asset Loan Obligation Trust
0.264% due 12/25/2036		96	33
Long Beach Mortgage Loan Trust
0.534% due 01/25/2046		35	19
0.764% due 10/25/2034		288	258
1.134% due 04/25/2035		1,000	931
MASTR Asset-Backed Securities Trust
0.254% due 01/25/2037		496	161
Merrill Lynch Mortgage Investors Trust
0.494% due 08/25/2036		2,000	1,762
Morgan Stanley ABS Capital
0.909% due 12/25/2034		1,373	1,356
Morgan Stanley Dean Witter Capital
1.554% due 02/25/2033		1,576	1,410
Moselle CLO S.A.
0.439% due 01/06/2020	EUR	1,797	2,275
New Century Home Equity Loan Trust
0.714% due 07/25/2035		$1,000	814
Nomura Home Equity Loan, Inc.
0.534% due 10/25/2036		3,114	1,066
People’s Choice Home Loan Securities Trust
1.149% due 05/25/2035		1,000	514
RAAC Series
0.604% due 06/25/2047		600	526
Residential Asset Mortgage Products Trust
0.654% due 04/25/2035		1,000	915
0.694% due 08/25/2035		1,000	945
Residential Asset Securities Corp. Trust
0.474% due 07/25/2036		1,500	643
0.544% due 11/25/2035		1,000	861
SACO, Inc.
0.704% due 12/25/2035		764	662
Saxon Asset Securities Trust
0.999% due 03/25/2035		1,256	1,104
SLC Student Loan Trust
4.750% due 06/15/2033		1,345	1,278
SLM Student Loan Trust
1.603% due 08/15/2025		2,749	2,792
1.801% due 04/25/2023		1,057	1,101
3.453% due 05/16/2044		1,680	1,782
3.500% due 08/17/2043		1,624	1,558
Soundview Home Loan Trust
0.444% due 07/25/2036		1,000	537
Specialty Underwriting & Residential Finance
0.884% due 01/25/2034		17	15
Venture CDO Ltd.
0.532% due 01/20/2022		2,000	1,938

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wind River CLO Ltd.
0.610% due 12/19/2016		$292	$291

Total Asset-Backed Securities (Cost $66,125)			66,556

SOVEREIGN ISSUES 12.9%
Australia Government CPI Linked Bond
3.000% due 09/20/2025	AUD	6,100	8,745
4.000% due 08/20/2020		34,300	68,544
Autonomous Community of Madrid Spain
4.200% due 09/24/2014	EUR	9,000	11,767
4.305% due 03/06/2014		10,300	13,540
Bahrain Government International Bond
5.500% due 03/31/2020		$1,300	1,426
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	600	834
6.369% due 06/16/2018		$12,100	14,036
6.500% due 06/10/2019		1,800	2,120
Brazil Notas do Tesouro Nacional
6.000% due 08/15/2024	BRL	3,600	4,779
10.000% due 01/01/2014		2,834	1,424
10.000% due 01/01/2017		12,444	6,308
10.000% due 01/01/2021		5,941	2,990
10.000% due 01/01/2023		422	211
Colombia Government International Bond
6.125% due 01/18/2041		$600	758
Costa Rica Government International Bond
4.250% due 01/26/2023		4,000	4,014
Indonesia Government International Bond
3.750% due 04/25/2022		1,800	1,832
4.875% due 05/05/2021		5,800	6,373
6.625% due 05/15/2033	IDR	54,091,000	5,638
6.875% due 03/09/2017		$4,300	5,015
6.875% due 01/17/2018		2,800	3,314
7.000% due 05/15/2027	IDR	116,883,000	12,913
7.500% due 01/15/2016		$5,000	5,750
8.250% due 06/15/2032	IDR	27,108,000	3,308
9.500% due 07/15/2031		77,098,000	10,496
10.000% due 02/15/2028		21,000,000	2,933
10.500% due 08/15/2030		29,000,000	4,259
11.625% due 03/04/2019		$5,200	7,566
Italy Buoni Poliennali Del Tesoro
3.750% due 08/01/2015	EUR	45,400	59,920
4.500% due 07/15/2015		76,900	103,020
Jordan Government International Bond
3.875% due 11/12/2015		$250	244
Korea Housing Finance Corp.
4.125% due 12/15/2015		800	864
Mexico Government International Bond
5.750% due 10/12/2110		100	110
8.300% due 08/15/2031		100	152
Panama Government International Bond
7.250% due 03/15/2015		6,250	6,984
Peru Government International Bond
7.350% due 07/21/2025		450	637
8.750% due 11/21/2033		139	228
Qatar Government International Bond
4.000% due 01/20/2015		17,200	18,171
5.250% due 01/20/2020		600	702
6.550% due 04/09/2019		1,000	1,244
Republic of Korea
4.875% due 09/22/2014		200	212
South Africa Government International Bond
5.250% due 05/16/2013	EUR	2,870	3,695
6.250% due 03/08/2041		$700	852
6.750% due 03/31/2021	ZAR	162,100	17,881

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	85

Schedule of Investments PIMCO Floating Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 01/15/2020	ZAR	82,800	$9,416
8.000% due 12/21/2018		202,600	23,937
8.250% due 09/15/2017		234,400	27,778
Turkey Government International Bond
5.625% due 03/30/2021		$13,400	15,350
6.750% due 04/03/2018		2,700	3,193
6.750% due 05/30/2040		200	248
6.875% due 03/17/2036		1,600	1,978
7.000% due 03/11/2019		800	969
7.000% due 06/05/2020		5,100	6,273
7.250% due 03/05/2038		1,700	2,201
Uruguay Government International Bond
8.000% due 11/18/2022		3,683	5,153
Venezuela Government International Bond
7.650% due 04/21/2025		3,000	2,640
7.750% due 10/13/2019		900	846
8.250% due 10/13/2024		8,500	7,756
9.250% due 05/07/2028		5,000	4,812
9.375% due 01/13/2034		3,000	2,902

Total Sovereign Issues (Cost $530,143)			541,261

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
Hipotecaria Su Casita S.A. de C.V. (b)		345,787	0

Total Common Stocks (Cost $1,936)			0

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Ally Financial, Inc.
7.000% due 04/29/2013 (d)	1,500	$1,484

Total Preferred Securities (Cost $1,412)		1,484

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 9.1%

REPURCHASE AGREEMENTS 0.2%
Banc of America Securities LLC
0.210% due 04/01/2013	$6,900	6,900
(Dated 03/28/2013. Collateralized by U.S. Treasury Bonds 3.125% due 02/15/2043 valued at $7,065. Repurchase proceeds are $6,900.)
State Street Bank and Trust Co.
0.010% due 04/01/2013	1,758	1,758
(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $1,798. Repurchase proceeds are $1,758.)

		8,658

SHORT-TERM NOTES 0.1%
Export-Import Bank of Korea
1.251% due 07/26/2013	4,900	4,900

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.0%
0.134% due 09/19/2013 - 02/06/2014 (c)(f)(i)(j)	$41,270	$41,232

U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.112% due 04/15/2013 (f)(j)	520	520

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (e) 7.8%
PIMCO Short-Term Floating NAV Portfolio	32,758,093	327,810

Total Short-Term Instruments (Cost $383,103)		383,120

PURCHASED OPTIONS (m) 0.1%
(Cost $6,962)		4,242

Total Investments 102.8% (Cost $4,189,860)		$4,326,051

Written Options (n) (0.3%) (Premiums $14,611)		(11,200)

Other Assets and Liabilities (Net) (2.5%)		(106,092)

Net Assets 100.0%		$4,208,759

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Perpetual maturity, date shown represents next contractual call date.
(e)	Affiliated to the Fund.
(f)	Securities with an aggregate market value of $45,256 have been pledged as collateral as of March 31, 2013 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $3,437 at a weighted average interest rate of 0.266%.
(h)	Securities with an aggregate market value of $1,863 and cash of $786 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
3-Month Euribor March Futures	Long	03/2015	2,697	$1,054
5-Year Deliverable Interest Rate Swap June Futures	Short	06/2013	38	(11)
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2013	479	(227)

				$816

(i)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $28,507 and cash of $45,868 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized Appreciation/ (Depreciation)
CDX.BP.EM-19 5-Year Index	5.000%	06/20/2018	$	13,600	$1,525	$(134)
CDX.BP.HY-19 5-Year Index	5.000%	12/20/2017		40,300	1,719	787
CDX.BP.IG-19 5-Year Index	1.000%	12/20/2017		42,525	371	148
CDX.HY-19 5-Year Index	5.000%	12/20/2017		240,900	10,276	8,243
CDX.IG-19 5-Year Index	1.000%	12/20/2017		206,100	1,812	1,463

					$15,703	$10,507

86	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	0.750%	06/19/2017	$	1,454,800	$2,353	$(5,340)
Receive	3-Month USD-LIBOR	1.400%	03/20/2018		31,200	(707)	(523)
Receive	3-Month USD-LIBOR	2.000%	06/19/2023		727,700	5,655	(7,963)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		224,500	12,911	558
Receive	6-Month EUR-EURIBOR	1.000%	09/18/2018	EUR	180,000	783	(375)

						$20,995	$(13,643)

(j)	Securities with an aggregate market value of $5,474 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(k)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Advanced Micro Devices, Inc.	JPM	(5.000%	)	12/20/2013	1.671%	$	1,800	$(71)	$(20)	$(51)
AutoZone, Inc.	DUB	(1.320%	)	09/20/2018	0.859%		1,100	(27)	0	(27)
Embarq Corp.	GST	(1.000%	)	06/20/2016	0.807%		2,700	(12)	(19)	7
Embarq Corp.	JPM	(1.550%	)	06/20/2016	0.831%		3,000	(64)	0	(64)
Pearson Dollar Finance PLC	DUB	(1.000%	)	06/20/2018	0.823%		1,000	(9)	(25)	16
Rohm & Haas Co.	FBF	(1.850%	)	09/20/2017	0.385%		3,000	(199)	0	(199)

								$(382)	$(64)	$(318)

Credit Default Swaps on Corporate, Sovereign and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Advanced Micro Devices, Inc.	JPM	5.000%	12/20/2017	7.689%	$	1,800	$(160)	$(342)	$182
Alcoa, Inc.	GST	1.000%	03/20/2018	2.777%		1,900	(157)	(112)	(45)
Alcoa, Inc.	JPM	1.000%	03/20/2018	2.777%		1,100	(91)	(62)	(29)
American International Group, Inc.	DUB	5.000%	09/20/2013	0.148%		1,000	25	(130)	155
American International Group, Inc.	UAG	5.000%	09/20/2014	0.306%		1,100	79	(154)	233
Amgen, Inc.	GST	1.000%	09/20/2014	0.099%		9,200	128	196	(68)
Anadarko Petroleum Corp.	GST	1.000%	06/20/2017	0.870%		2,300	12	(74)	86
ARAMARK Corp.	CBK	5.000%	03/20/2014	0.445%		2,400	113	(65)	178
ArcelorMittal	CBK	1.000%	03/20/2018	3.549%	EUR	1,000	(149)	(134)	(15)
Australia & New Zealand Banking Group Ltd.	DUB	1.000%	03/20/2018	0.910%	$	6,000	27	19	8
Bank of America Corp.	GST	1.000%	03/20/2018	1.272%		10,000	(133)	(105)	(28)
Berkshire Hathaway Finance Corp.	DUB	1.000%	09/20/2014	0.280%		2,000	23	(117)	140
Berkshire Hathaway Finance Corp.	GST	1.000%	09/20/2015	0.416%		1,000	15	(30)	45
BMW U.S. Capital LLC	BRC	1.000%	09/20/2015	0.379%		2,000	32	4	28
Brazil Government International Bond	BOA	2.900%	05/20/2014	0.633%		5,200	191	0	191
Brazil Government International Bond	BOA	2.920%	05/20/2014	0.633%		2,500	93	0	93
Brazil Government International Bond	BPS	1.000%	06/20/2017	1.185%		4,300	(32)	(69)	37
Brazil Government International Bond	BPS	1.000%	09/20/2017	1.240%		1,700	(17)	(32)	15
Brazil Government International Bond	BRC	2.370%	05/20/2014	0.633%		3,400	97	0	97
Brazil Government International Bond	BRC	1.980%	09/20/2014	0.729%		6,700	129	0	129
Brazil Government International Bond	BRC	1.000%	06/20/2017	1.185%		2,000	(15)	(49)	34
Brazil Government International Bond	CBK	1.920%	09/20/2014	0.729%		6,700	122	0	122
Brazil Government International Bond	CBK	1.000%	06/20/2017	1.185%		1,000	(7)	(14)	7
Brazil Government International Bond	CBK	1.000%	09/20/2017	1.240%		4,380	(44)	(97)	53
Brazil Government International Bond	DUB	1.000%	06/20/2017	1.185%		2,500	(18)	(87)	69
Brazil Government International Bond	GST	1.000%	06/20/2017	1.185%		5,650	(42)	(135)	93
Brazil Government International Bond	GST	1.000%	09/20/2017	1.240%		2,050	(21)	(49)	28
Brazil Government International Bond	GST	1.000%	06/20/2018	1.371%		2,500	(45)	(48)	3
Brazil Government International Bond	HUS	1.000%	09/20/2016	1.073%		7,000	(15)	(244)	229
Brazil Government International Bond	HUS	1.000%	06/20/2017	1.185%		3,900	(30)	(102)	72
Brazil Government International Bond	HUS	1.000%	09/20/2017	1.240%		4,850	(49)	(105)	56
Brazil Government International Bond	JPM	1.000%	12/20/2015	0.959%		32,000	47	(300)	347
Brazil Government International Bond	JPM	1.000%	06/20/2017	1.185%		2,500	(19)	(38)	19
Brazil Government International Bond	JPM	1.000%	12/20/2017	1.288%		1,000	(13)	0	(13)
Brazil Government International Bond	MYC	1.850%	09/20/2014	0.729%		6,700	115	0	115
Brazil Government International Bond	MYC	1.000%	06/20/2017	1.185%		3,400	(25)	(111)	86
Brazil Government International Bond	MYC	1.000%	09/20/2017	1.240%		2,500	(26)	(43)	17
Brazil Government International Bond	MYC	1.000%	06/20/2018	1.371%		2,600	(47)	(50)	3
Brazil Government International Bond	UAG	2.250%	05/20/2014	0.633%		3,600	97	0	97
Brazil Government International Bond	UAG	1.000%	06/20/2017	1.185%		6,775	(51)	(129)	78

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	87

Schedule of Investments PIMCO Floating Income Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	UAG	1.000%	09/20/2017	1.240%	$	5,256	$(54)	$(156)	$102
California State General Obligation Bonds, Series 2003	CBK	3.050%	12/20/2020	1.151%		6,000	779	0	779
California State General Obligation Bonds, Series 2003	DUB	2.650%	03/20/2021	1.168%		1,800	187	0	187
Canadian Natural Resources Ltd.	FBF	1.000%	09/20/2017	0.748%		4,900	58	(155)	213
China Government International Bond	BOA	1.000%	09/20/2016	0.454%		2,900	57	15	42
China Government International Bond	BPS	1.000%	09/20/2015	0.331%		1,000	17	9	8
China Government International Bond	BRC	1.000%	09/20/2015	0.331%		2,000	35	19	16
China Government International Bond	BRC	1.000%	09/20/2016	0.454%		7,000	137	36	101
China Government International Bond	CBK	1.000%	09/20/2015	0.331%		500	9	5	4
China Government International Bond	CBK	1.000%	09/20/2016	0.454%		8,100	159	42	117
China Government International Bond	FBF	1.000%	09/20/2016	0.454%		1,000	20	5	15
China Government International Bond	HUS	1.000%	09/20/2015	0.331%		400	7	4	3
China Government International Bond	MYC	1.000%	09/20/2015	0.331%		1,100	19	9	10
China Government International Bond	MYC	1.000%	09/20/2016	0.454%		5,000	99	25	74
China Government International Bond	RYL	1.000%	09/20/2015	0.331%		2,600	45	24	21
Colombia Government International Bond	CBK	1.000%	03/20/2016	0.606%		1,400	17	(10)	27
Comcast Corp.	GST	1.000%	06/20/2021	0.852%		9,900	86	(317)	403
Connecticut State General Obligation Notes, Series 2007	GST	1.600%	03/20/2021	1.094%		10,000	358	0	358
Continental AG	BRC	5.000%	12/20/2013	0.280%	EUR	1,300	61	61	0
Continental AG	UAG	5.000%	12/20/2013	0.280%		2,400	112	122	(10)
El Paso LLC	BOA	5.000%	09/20/2014	0.483%	$	400	28	(30)	58
El Paso LLC	FBF	5.000%	09/20/2014	0.483%		4,600	319	(346)	665
Emirate of Abu Dhabi Government International Bond	CBK	1.000%	03/20/2016	0.331%		1,000	20	(1)	21
Emirate of Abu Dhabi Government International Bond	HUS	1.000%	03/20/2016	0.331%		1,000	20	(9)	29
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	03/20/2016	0.331%		2,000	41	(10)	51
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	06/20/2016	0.358%		1,000	21	(8)	29
Ford Motor Credit Co. LLC	BRC	5.000%	12/20/2019	1.789%		800	153	150	3
France Government Bond	DUB	0.250%	09/20/2015	0.369%		300	(1)	(11)	10
France Government Bond	DUB	0.250%	03/20/2016	0.440%		4,200	(20)	(149)	129
France Government Bond	GST	0.250%	03/20/2016	0.440%		8,200	(39)	(274)	235
France Government Bond	JPM	0.250%	09/20/2015	0.369%		100	(1)	(4)	3
France Government Bond	MYC	0.250%	09/20/2016	0.526%		1,100	(10)	(52)	42
Frontier Communications Corp.	BPS	5.000%	06/20/2019	4.965%		3,775	(23)	(444)	421
General Electric Capital Corp.	DUB	3.730%	12/20/2013	0.163%		5,000	138	0	138
GenOn Energy, Inc.	BRC	5.000%	09/20/2014	0.879%		2,600	165	(390)	555
GenOn Energy, Inc.	GST	5.000%	09/20/2014	0.879%		2,800	177	(468)	645
Georgia-Pacific LLC	BOA	5.000%	06/20/2014	0.182%		1,000	61	(103)	164
Indonesia Government International Bond	BPS	1.000%	06/20/2017	1.280%		10,150	(114)	(389)	275
Indonesia Government International Bond	BPS	1.000%	09/20/2017	1.377%		3,525	(57)	(114)	57
Indonesia Government International Bond	BRC	1.000%	09/20/2017	1.377%		2,820	(46)	(100)	54
Indonesia Government International Bond	BRC	1.000%	06/20/2022	2.138%		300	(27)	(35)	8
Indonesia Government International Bond	CBK	1.000%	03/20/2016	0.935%		400	1	(8)	9
Indonesia Government International Bond	CBK	1.000%	06/20/2017	1.280%		5,065	(57)	(227)	170
Indonesia Government International Bond	CBK	1.000%	09/20/2017	1.377%		3,750	(60)	(189)	129
Indonesia Government International Bond	CBK	1.000%	06/20/2022	2.138%		100	(9)	(12)	3
Indonesia Government International Bond	DUB	1.000%	06/20/2017	1.280%		11,250	(126)	(615)	489
Indonesia Government International Bond	GST	1.000%	09/20/2016	1.069%		3,200	(6)	(120)	114
Indonesia Government International Bond	GST	1.000%	06/20/2017	1.280%		2,250	(25)	(92)	67
Indonesia Government International Bond	HUS	1.000%	12/20/2015	0.888%		12,750	46	(277)	323
Indonesia Government International Bond	HUS	1.000%	06/20/2017	1.280%		9,130	(102)	(543)	441
Indonesia Government International Bond	HUS	1.000%	09/20/2017	1.377%		7,234	(116)	(312)	196
Indonesia Government International Bond	JPM	1.000%	12/20/2015	0.888%		18,750	67	(390)	457
Indonesia Government International Bond	JPM	1.000%	09/20/2017	1.377%		3,750	(60)	(123)	63
Indonesia Government International Bond	UAG	1.000%	06/20/2017	1.280%		9,780	(109)	(404)	295
Indonesia Government International Bond	UAG	1.000%	09/20/2017	1.377%		10,035	(162)	(479)	317
Jaguar Land Rover PLC	BPS	5.000%	03/20/2018	3.222%	EUR	4,700	491	524	(33)
Kinder Morgan Energy Partners LP	GST	1.000%	03/20/2018	1.017%	$	1,900	(3)	(78)	75
Kinder Morgan Energy Partners LP	MYC	1.000%	03/20/2018	1.017%		3,181	(4)	(115)	111
Lafarge S.A.	BOA	1.000%	03/20/2018	2.493%	EUR	7,200	(635)	(640)	5
MetLife, Inc.	GST	1.000%	09/20/2015	0.559%	$	3,500	39	(203)	242
MetLife, Inc.	UAG	1.000%	09/20/2015	0.559%		3,900	43	(231)	274
Mexico Government International Bond	BOA	3.200%	05/20/2014	0.316%		2,800	126	0	126
Mexico Government International Bond	BOA	2.130%	06/20/2014	0.324%		3,500	99	0	99
Mexico Government International Bond	BPS	1.000%	06/20/2017	0.782%		4,300	40	(58)	98
Mexico Government International Bond	BPS	1.000%	09/20/2017	0.838%		616	4	(12)	16
Mexico Government International Bond	BRC	2.680%	05/20/2014	0.316%		3,400	126	0	126
Mexico Government International Bond	BRC	2.310%	06/20/2014	0.324%		2,900	90	0	90
Mexico Government International Bond	BRC	1.000%	06/20/2017	0.782%		500	5	(11)	16
Mexico Government International Bond	CBK	1.000%	03/20/2016	0.591%		5,700	71	(44)	115
Mexico Government International Bond	CBK	1.000%	06/20/2017	0.782%		1,100	10	(14)	24

88	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

Credit Default Swaps on Corporate, Sovereign and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Mexico Government International Bond	CBK	1.000%	09/20/2017	0.838%	$	1,700	$12	$(18)	$30
Mexico Government International Bond	DUB	1.000%	09/20/2016	0.668%		1,500	17	(12)	29
Mexico Government International Bond	DUB	1.000%	12/20/2016	0.711%		1,500	17	(37)	54
Mexico Government International Bond	DUB	1.000%	06/20/2017	0.782%		5,500	52	(99)	151
Mexico Government International Bond	DUB	1.000%	09/20/2017	0.838%		4,380	32	(68)	100
Mexico Government International Bond	FBF	1.000%	09/20/2015	0.519%		5,000	61	(97)	158
Mexico Government International Bond	GST	1.000%	06/20/2017	0.782%		9,050	85	(208)	293
Mexico Government International Bond	HUS	1.000%	03/20/2016	0.591%		2,800	35	(27)	62
Mexico Government International Bond	HUS	1.000%	06/20/2017	0.782%		5,090	48	(103)	151
Mexico Government International Bond	HUS	1.000%	09/20/2017	0.838%		4,850	36	(70)	106
Mexico Government International Bond	JPM	1.000%	06/20/2017	0.782%		3,310	31	(42)	73
Mexico Government International Bond	JPM	1.000%	09/20/2017	0.838%		2,050	16	(32)	48
Mexico Government International Bond	MYC	1.000%	09/20/2017	0.838%		2,500	19	(17)	36
Mexico Government International Bond	RYL	1.000%	12/20/2015	0.558%		20,000	246	(315)	561
Mexico Government International Bond	UAG	1.000%	06/20/2017	0.782%		3,800	35	(77)	112
Mexico Government International Bond	UAG	1.000%	09/20/2017	0.838%		4,640	34	(116)	150
Morgan Stanley	CBK	1.000%	06/20/2013	0.238%		200	0	(12)	12
Morgan Stanley	JPM	1.000%	06/20/2013	0.238%		100	0	(11)	11
New Jersey State General Obligation Bonds, Series 2001	DUB	2.000%	03/20/2021	1.033%		7,300	491	0	491
New Jersey State General Obligation Bonds, Series 2001	GST	1.970%	03/20/2021	1.033%		2,000	130	0	130
New Jersey State General Obligation Bonds, Series 2001	MYC	2.000%	03/20/2021	1.033%		2,400	161	0	161
New York State General Obligation Bonds, Series 2005	BOA	1.850%	03/20/2021	0.763%		1,900	151	0	151
New York State General Obligation Bonds, Series 2005	MYC	1.950%	12/20/2020	0.746%		6,000	514	0	514
Nokia OYJ	BRC	5.000%	09/20/2014	2.132%	EUR	4,200	237	(393)	630
Nokia OYJ	BRC	5.000%	06/20/2015	3.076%		1,600	89	(39)	128
Nokia OYJ	MYC	5.000%	06/20/2015	3.076%		2,500	138	(87)	225
NRG Energy, Inc.	BOA	5.000%	06/20/2016	2.062%	$	1,900	183	35	148
NRG Energy, Inc.	BOA	5.000%	06/20/2017	2.947%		900	78	(92)	170
NRG Energy, Inc.	BPS	5.000%	09/20/2016	2.338%		1,000	94	(10)	104
NRG Energy, Inc.	DUB	5.000%	06/20/2016	2.062%		6,600	636	95	541
NRG Energy, Inc.	FBF	5.000%	06/20/2015	1.237%		300	26	(5)	31
NRG Energy, Inc.	FBF	5.000%	06/20/2016	2.062%		1,900	183	31	152
NRG Energy, Inc.	GST	5.000%	06/20/2016	2.062%		7,000	675	145	530
NRG Energy, Inc.	GST	5.000%	06/20/2017	2.947%		3,900	338	(394)	732
NRG Energy, Inc.	UAG	5.000%	06/20/2015	1.237%		800	70	(13)	83
NRG Energy, Inc.	UAG	5.000%	06/20/2016	2.062%		900	87	17	70
Petrobras International Finance Co.	MYC	1.000%	09/20/2015	1.457%		1,300	(15)	(45)	30
Pfizer, Inc.	MYC	1.000%	09/20/2014	0.082%		9,700	137	222	(85)
Philippines Government International Bond	BPS	1.000%	09/20/2015	0.457%		5,000	71	(114)	185
Philippines Government International Bond	BPS	1.000%	06/20/2017	0.834%		7,880	62	(270)	332
Philippines Government International Bond	BRC	1.000%	09/20/2017	0.913%		1,880	9	(43)	52
Philippines Government International Bond	CBK	1.000%	09/20/2015	0.457%		11,700	168	(262)	430
Philippines Government International Bond	CBK	1.000%	06/20/2017	0.834%		3,550	29	(125)	154
Philippines Government International Bond	CBK	1.000%	09/20/2017	0.913%		6,700	34	(205)	239
Philippines Government International Bond	DUB	1.000%	06/20/2017	0.834%		5,000	40	(182)	222
Philippines Government International Bond	DUB	1.000%	09/20/2017	0.913%		2,500	12	(87)	99
Philippines Government International Bond	DUB	2.500%	09/20/2017	0.913%		3,000	214	0	214
Philippines Government International Bond	HUS	1.000%	06/20/2017	0.834%		4,900	39	(198)	237
Philippines Government International Bond	HUS	1.000%	09/20/2017	0.913%		4,490	23	(120)	143
Philippines Government International Bond	JPM	1.000%	06/20/2017	0.834%		2,500	20	(72)	92
Philippines Government International Bond	JPM	1.000%	09/20/2017	0.913%		2,500	13	(49)	62
Philippines Government International Bond	MYC	1.000%	09/20/2015	0.457%		9,000	128	(176)	304
Philippines Government International Bond	MYC	2.440%	09/20/2017	0.913%		4,300	295	0	295
Philippines Government International Bond	UAG	1.000%	06/20/2017	0.834%		8,295	67	(265)	332
Philippines Government International Bond	UAG	1.000%	09/20/2017	0.913%		2,666	13	(75)	88
Qatar Government International Bond	DUB	1.000%	03/20/2016	0.360%		400	8	(3)	11
Qatar Government International Bond	HUS	1.000%	03/20/2016	0.360%		400	8	(4)	12
Qatar Government International Bond	MYC	1.000%	03/20/2016	0.360%		800	16	(6)	22
Russia Government International Bond	BOA	1.000%	03/20/2018	1.574%		11,000	(286)	(243)	(43)
Russia Government International Bond	BPS	1.000%	06/20/2017	1.383%		10,100	(149)	(517)	368
Russia Government International Bond	BRC	1.000%	06/20/2017	1.383%		4,100	(60)	(270)	210
Russia Government International Bond	BRC	1.000%	09/20/2017	1.455%		10,950	(203)	(631)	428
Russia Government International Bond	CBK	1.000%	06/20/2017	1.383%		2,600	(38)	(130)	92
Russia Government International Bond	CBK	1.000%	09/20/2017	1.455%		9,600	(178)	(546)	368
Russia Government International Bond	DUB	1.000%	06/20/2017	1.383%		12,025	(176)	(596)	420
Russia Government International Bond	DUB	1.000%	09/20/2017	1.455%		11,375	(211)	(726)	515
Russia Government International Bond	GST	1.000%	06/20/2017	1.383%		31,575	(463)	(2,184)	1,721
Russia Government International Bond	GST	1.000%	09/20/2017	1.455%		6,250	(116)	(229)	113
Russia Government International Bond	HUS	1.000%	06/20/2017	1.383%		17,875	(262)	(1,087)	825
Russia Government International Bond	HUS	1.000%	09/20/2017	1.455%		13,675	(254)	(702)	448

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	89

Schedule of Investments PIMCO Floating Income Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Russia Government International Bond	UAG	1.000%	06/20/2017	1.383%	$	1,625	$(23)	$(102)	$79
Schaeffler Finance BV	BRC	5.000%	03/20/2018	3.109%	EUR	7,300	800	620	180
Seagate Technology Holdings	BRC	5.000%	03/20/2018	2.662%	$	400	43	27	16
Seagate Technology Holdings	BRC	5.000%	06/20/2018	2.794%		300	32	18	14
South Africa Government International Bond	BPS	1.000%	06/20/2017	1.544%		4,900	(107)	(137)	30
South Africa Government International Bond	BRC	1.000%	06/20/2017	1.544%		1,950	(42)	(71)	29
South Africa Government International Bond	BRC	1.000%	09/20/2017	1.620%		9,780	(258)	(292)	34
South Africa Government International Bond	CBK	1.000%	06/20/2017	1.544%		1,400	(31)	(43)	12
South Africa Government International Bond	CBK	1.000%	09/20/2017	1.620%		2,550	(68)	(43)	(25)
South Africa Government International Bond	DUB	1.000%	06/20/2017	1.544%		4,530	(99)	(162)	63
South Africa Government International Bond	DUB	1.000%	09/20/2017	1.620%		3,750	(99)	(137)	38
South Africa Government International Bond	FBF	1.000%	12/20/2020	2.174%		1,325	(107)	(51)	(56)
South Africa Government International Bond	GST	1.000%	06/20/2017	1.544%		17,200	(377)	(683)	306
South Africa Government International Bond	GST	1.000%	09/20/2017	1.620%		3,075	(82)	(88)	6
South Africa Government International Bond	GST	1.000%	03/20/2020	2.091%		2,000	(138)	(123)	(15)
South Africa Government International Bond	HUS	1.000%	06/20/2017	1.544%		4,455	(97)	(171)	74
South Africa Government International Bond	HUS	1.000%	09/20/2017	1.620%		8,434	(223)	(226)	3
South Africa Government International Bond	JPM	1.000%	06/20/2017	1.544%		3,750	(83)	(105)	22
South Africa Government International Bond	JPM	1.000%	09/20/2017	1.620%		3,525	(94)	(54)	(40)
South Africa Government International Bond	MYC	1.000%	12/20/2020	2.174%		2,760	(222)	(90)	(132)
South Africa Government International Bond	UAG	1.000%	06/20/2017	1.544%		9,440	(206)	(265)	59
Sprint Nextel Corp.	UAG	1.000%	09/20/2017	2.833%		800	(61)	(121)	60
SunGard Data Systems, Inc.	BRC	5.000%	09/20/2014	0.953%		1,500	93	(165)	258
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2013	1.760%	JPY	17,500	(1)	(38)	37
Turkey Government International Bond	CBK	1.000%	03/20/2015	0.810%	$	6,200	25	(174)	199
United Kingdom Gilt	CBK	1.000%	06/20/2015	0.217%		700	13	7	6
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.294%		1,300	30	16	14
United Kingdom Gilt	FBF	1.000%	09/20/2015	0.242%		500	10	5	5
Univision Communications, Inc.	FBF	5.000%	09/20/2019	4.993%		5,800	(19)	(638)	619
Univision Communications, Inc.	GST	5.000%	09/20/2019	4.993%		650	(3)	(72)	69
Vale Overseas Ltd.	UAG	0.650%	06/20/2014	1.040%		2,700	(9)	0	(9)
Valeant Pharmaceuticals International	GST	5.000%	06/20/2016	2.300%		3,200	270	(50)	320
Venezuela Government International Bond	BPS	5.000%	06/20/2017	7.215%		12,100	(935)	(1,398)	463
Venezuela Government International Bond	BRC	5.000%	06/20/2017	7.215%		2,950	(228)	(475)	247
Venezuela Government International Bond	CBK	5.000%	06/20/2017	7.215%		17,055	(1,319)	(2,479)	1,160
Venezuela Government International Bond	CBK	5.000%	09/20/2017	7.262%		934	(77)	(141)	64
Venezuela Government International Bond	DUB	5.000%	06/20/2017	7.215%		4,600	(356)	(381)	25
Venezuela Government International Bond	DUB	5.000%	09/20/2017	7.262%		16,605	(1,370)	(2,570)	1,200
Venezuela Government International Bond	FBF	5.000%	09/20/2017	7.262%		3,750	(309)	(591)	282
Venezuela Government International Bond	GST	5.000%	06/20/2017	7.215%		3,465	(268)	(438)	170
Venezuela Government International Bond	HUS	5.000%	06/20/2017	7.215%		7,780	(602)	(946)	344
Venezuela Government International Bond	HUS	5.000%	09/20/2017	7.262%		9,825	(810)	(1,460)	650
Volkswagen International Finance NV	BRC	1.000%	09/20/2015	0.387%		3,000	47	(19)	66
Volkswagen International Finance NV	CBK	1.000%	09/20/2015	0.387%		3,600	57	2	55
Windstream Corp.	GST	5.000%	12/20/2017	4.123%		2,300	93	81	12

							$(222)	$(36,764)	$36,542

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid	Unrealized (Depreciation)
CDX.EM-17 5-Year Index	BPS	5.000%	06/20/2017	$	26,250	$2,430	$3,008	$(578)
CDX.EM-17 5-Year Index	GST	5.000%	06/20/2017		11,100	1,028	1,521	(493)
CDX.EM-18 5-Year Index	BOA	5.000%	12/20/2017		2,200	225	300	(75)
CDX.EM-18 5-Year Index	BRC	5.000%	12/20/2017		3,950	406	483	(77)
CDX.EM-18 5-Year Index	DUB	5.000%	12/20/2017		12,600	1,290	1,512	(222)
CDX.EM-18 5-Year Index	GST	5.000%	12/20/2017		3,000	307	411	(104)
CDX.EM-18 5-Year Index	HUS	5.000%	12/20/2017		11,000	1,126	1,476	(350)
CDX.EM-19 5-Year Index	BRC	5.000%	06/20/2018		11,900	1,341	1,426	(85)
CDX.EM-19 5-Year Index	DUB	5.000%	06/20/2018		10,000	1,126	1,186	(60)
CDX.EM-19 5-Year Index	GST	5.000%	06/20/2018		24,800	2,794	3,011	(217)
CDX.EM-19 5-Year Index	HUS	5.000%	06/20/2018		3,400	383	400	(17)

						$12,456	$14,734	$(2,278)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

90	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	8.180%	01/02/2017	BRC	BRL	239,200	$(2,693)	$(756)	$(1,937)
Pay	1-Year BRL-CDI	8.200%	01/02/2017	UAG		180,500	(1,985)	(305)	(1,680)
Pay	1-Year BRL-CDI	8.285%	01/02/2017	DUB		435,100	(4,382)	(542)	(3,840)
Pay	1-Year BRL-CDI	8.300%	01/02/2017	GLM		100,000	(921)	82	(1,003)
Pay	1-Year BRL-CDI	8.320%	01/02/2017	HUS		391,700	(3,644)	(86)	(3,558)
Pay	1-Year BRL-CDI	8.420%	01/02/2017	BOA		79,000	(626)	(108)	(518)
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	DUB	AUD	11,900	1,056	31	1,025
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	JPM		50,000	4,435	159	4,276
Pay	28-Day MXN-TIIE	5.800%	06/08/2016	BRC	MXN	340,800	935	41	894
Pay	28-Day MXN-TIIE	5.800%	06/08/2016	HUS		340,700	934	22	912
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC		1,196,000	2,754	276	2,478
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MYC		78,000	179	19	160
Pay	28-Day MXN-TIIE	8.170%	11/04/2016	MYC		37,900	362	(35)	397
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	BRC		750,000	370	(544)	914
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	GLM		141,000	70	(110)	180
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MYC		403,000	199	(307)	506
Pay	28-Day MXN-TIIE	8.950%	02/19/2019	JPM		9,200	150	0	150
Pay	28-Day MXN-TIIE	7.780%	04/09/2019	JPM		14,800	171	14	157
Pay	28-Day MXN-TIIE	6.960%	07/27/2020	HUS		76,000	642	73	569

							$(1,994)	$(2,076)	$82

(l)	Purchased options outstanding as of March 31, 2013:

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE iShares MSCI Mexico Capped Investable Market Index Fund	$73.000	06/22/2013	19,840	$5,498	$3,413
Put - CBOE iShares MSCI Mexico Capped Investable Market Index Fund	68.000	09/21/2013	5,120	1,464	829

				$6,962	$4,242

(m)	Written options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	52,000	$97	$(93)
Put - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		52,000	116	(110)
Call - OTC 1-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		54,200	98	(97)
Put - OTC 1-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		54,200	111	(114)
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		134,700	282	(30)
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.850%	04/24/2013		112,900	158	(1)
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		52,400	89	(12)
Put - OTC 2-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		42,100	80	(10)
Put - OTC 2-Year Interest Rate Swap	HUS	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		16,900	30	(4)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.300%	04/29/2013	$	54,500	149	(8)
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		45,100	79	(7)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		229,700	597	(34)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	09/03/2013		85,900	285	(263)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		142,900	345	(21)
Put - OTC 5-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.500%	06/03/2013	EUR	88,700	389	(14)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	91

Schedule of Investments PIMCO Floating Income Fund (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013	EUR	133,000	$682	$(57)
Put - OTC 5-Year Interest Rate Swap	CBK	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		18,100	82	(8)
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		34,700	177	(15)

								$3,846	$(898)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.IG-19 5-Year Index	BOA	Sell	1.000%	05/15/2013	$	76,000	$80	$(53)
Put - OTC CDX.IG-19 5-Year Index	BPS	Sell	1.300%	06/19/2013		81,300	80	(35)
Put - OTC CDX.IG-19 5-Year Index	BRC	Sell	1.300%	06/19/2013		41,300	58	(18)
Put - OTC CDX.IG-19 5-Year Index	CBK	Sell	1.300%	06/19/2013		39,700	50	(17)
Put - OTC CDX.IG-19 5-Year Index	JPM	Sell	1.300%	06/19/2013		79,800	116	(35)

							$384	$(158)

Foreign Currency Options
Description	Counterparty	Exercise Price			Expiration Date	Notional Amount			Premium	Market Value
Call - OTC GBP versus USD	UAG	$		1.533	04/16/2013		GBP	6,900	$37	$(30)
Call - OTC GBP versus USD	UAG			1.548	06/14/2013			6,900	60	(54)
Call - OTC GBP versus USD	CBK			1.556	06/14/2013			15,500	134	(89)
Call - OTC GBP versus USD	UAG			1.568	09/03/2013			30,800	391	(285)
Call - OTC GBP versus USD	HUS			1.578	09/03/2013			30,400	406	(215)
Call - OTC USD versus INR	BPS		INR	54.600	04/25/2013	$		15,500	306	(178)
Put - OTC USD versus JPY	BPS		JPY	85.000	04/16/2013			44,700	178	(2)
Put - OTC USD versus JPY	BPS			86.500	08/30/2013			35,400	447	(227)
Call - OTC USD versus PLN	UAG		PLN	3.127	04/25/2013			400	10	(17)
Call - OTC USD versus PLN	BRC			3.137	04/25/2013			7,400	174	(299)
Call - OTC USD versus PLN	UAG			3.162	04/25/2013			7,700	186	(259)

									$2,329	$(1,655)

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE iShares MSCI Brazil Capped Index Fund	$56.000	06/22/2013	25,980	$6,404	$(6,708)
Put - CBOE iShares MSCI Brazil Capped Index Fund	53.500	09/21/2013	6,541	1,648	(1,781)

				$8,052	$(8,489)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premium
Balance at 03/31/2012	2,324	$777,900	EUR	0	GBP	0	$5,846
Sales	53,625	1,866,700		845,900		90,500	17,787
Closing Buys	(21,450)	(68,800)		0		0	(1,230)
Expirations	(1,583)	(1,267,600)		0		0	(5,927)
Exercised	(395)	(320,900)		0		0	(1,865)

Balance at 03/31/2013	32,521	$987,300	EUR	845,900	GBP	90,500	$14,611

(n)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
U.S. Treasury Bills	0.030%	04/18/2013	$1,700	$1,700	$(1,700)
U.S. Treasury Bills	0.127%	03/06/2014	3,400	3,396	(3,396)

				$5,096	$(5,096)

92	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

(o)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	BRL	110,199	$	55,825	FBF	$1,292	$0	$1,292
04/2013		110,199		54,722	UAG	188	0	188
04/2013	EUR	17,511		22,782	BRC	336	0	336
04/2013		3,263		4,266	FBF	83	0	83
04/2013		293,807		390,433	GLM	13,816	0	13,816
04/2013		297		382	HUS	1	0	1
04/2013		6,376		8,406	JPM	233	0	233
04/2013		532		697	RYL	16	0	16
04/2013	GBP	900		1,362	BPS	0	(5)	(5)
04/2013		78,693		118,807	DUB	0	(763)	(763)
04/2013		792		1,190	JPM	0	(13)	(13)
04/2013		242		366	RBC	0	(2)	(2)
04/2013	IDR	273,412,893		27,792	JPM	0	(273)	(273)
04/2013	JPY	1,193,496		13,015	JPM	335	0	335
04/2013	MXN	451,810		35,978	JPM	0	(598)	(598)
04/2013	PLN	12,173		3,850	UAG	121	0	121
04/2013	SGD	41,786		33,652	FBF	0	(38)	(38)
04/2013	$	54,722	BRL	110,199	FBF	0	(188)	(188)
04/2013		53,510		110,199	UAG	1,023	0	1,023
04/2013		408,477	EUR	317,264	BOA	0	(1,792)	(1,792)
04/2013		382		297	BPS	0	(1)	(1)
04/2013		669		514	DUB	0	(10)	(10)
04/2013		1,153		893	FBF	0	(9)	(9)
04/2013		1,791		1,359	RYL	0	(49)	(49)
04/2013		1,876		1,459	WST	0	(6)	(6)
04/2013		38,449	GBP	25,470	DUB	252	0	252
04/2013		243		161	MSC	2	0	2
04/2013		351	IDR	3,462,307	BRC	4	0	4
04/2013		28		270,963	CBK	0	0	0
04/2013		27,722		269,679,622	JPM	0	(41)	(41)
04/2013		32,991	MXN	428,525	DUB	1,700	0	1,700
04/2013		127		1,635	FBF	6	0	6
04/2013		1,036		13,361	HUS	46	0	46
04/2013		117		1,532	JPM	7	0	7
04/2013		284		3,720	MSC	17	0	17
04/2013		234		3,037	UAG	12	0	12
04/2013		3,850	PLN	12,173	HUS	0	(121)	(121)
04/2013		9,800	RUB	303,789	CBK	0	(74)	(74)
04/2013		24,483		758,690	GLM	0	(192)	(192)
04/2013		3,100		96,092	HUS	0	(24)	(24)
04/2013		4,600		142,623	JPM	0	(34)	(34)
04/2013		17,520	SGD	21,389	CBK	0	(276)	(276)
04/2013		16,509		20,397	JPM	0	(64)	(64)
04/2013		334	ZAR	3,000	HUS	0	(9)	(9)
04/2013	ZAR	342,224	$	39,276	DUB	2,194	0	2,194
05/2013	AUD	76,931		78,774	DUB	0	(1,150)	(1,150)
05/2013	EUR	317,264		408,564	BOA	1,802	0	1,802
05/2013		1,724		2,216	CBK	6	0	6
05/2013		1,244		1,590	JPM	0	(5)	(5)
05/2013	GBP	3,914		5,930	CBK	0	(16)	(16)
05/2013		54,996		83,112	FBF	0	(438)	(438)
05/2013	$	186	AUD	181	CBK	2	0	2
05/2013		382	EUR	297	HUS	0	(1)	(1)
05/2013		5,959	GBP	3,940	RBC	26	0	26
05/2013		28,678	KRW	31,264,230	HUS	0	(684)	(684)
06/2013	CAD	26,072	$	25,322	RYL	0	(297)	(297)
06/2013	$	55,413	BRL	110,199	FBF	0	(1,256)	(1,256)
06/2013		25,661	CAD	26,427	CBK	307	0	307
06/2013		35,709	MXN	451,810	JPM	579	0	579
07/2013		33,659	SGD	41,786	FBF	39	0	39
08/2013	CNY	87,000	$	13,738	HUS	0	(104)	(104)
08/2013	IDR	269,679,622		27,356	JPM	102	0	102
08/2013	$	5,587	CNY	35,000	DUB	0	(19)	(19)
08/2013		3,975		25,000	RYL	3	0	3
08/2013		4,302		27,000	UAG	0	(6)	(6)
04/2014	CNY	25,000	$	3,924	UAG	0	(37)	(37)
04/2014	$	4,076	CNY	25,000	RYL	0	(115)	(115)

						$24,550	$(8,710)	$15,840

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	93

Schedule of Investments PIMCO Floating Income Fund (Cont.)

(p)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Bank Loan Obligations	$0	$247,380	$6,482	$253,862
Corporate Bonds & Notes
Banking & Finance	0	1,053,563	14,128	1,067,691
Industrials	0	1,201,192	21,782	1,222,974
Utilities	0	415,777	0	415,777
Municipal Bonds & Notes
California	0	21,474	0	21,474
Indiana	0	134	0	134
New York	0	14,855	0	14,855
Ohio	0	465	0	465
Tennessee	0	135	0	135
Texas	0	136	0	136
West Virginia	0	5,655	0	5,655
U.S. Government Agencies	0	142,539	0	142,539
U.S. Treasury Obligations	0	5,884	0	5,884
Mortgage-Backed Securities	0	177,807	0	177,807
Asset-Backed Securities	0	60,281	6,275	66,556
Sovereign Issues	0	541,261	0	541,261
Common Stocks
Financials	0	0	0	0
Preferred Securities
Banking & Finance	0	1,484	0	1,484
Short-Term Instruments
Repurchase Agreements	0	8,658	0	8,658
Short-Term Notes	0	4,900	0	4,900

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
U.S. Treasury Bills	$0	$41,232	$0	$41,232
U.S. Treasury Cash Management Bills	0	520	0	520
Central Funds Used for Cash Management Purposes	327,810	0	0	327,810
Purchased Options
Equity Contracts	0	4,242	0	4,242
	$327,810	$3,949,574	$48,667	$4,326,051

Short Sales, at value	$0	$(5,096)	$0	$(5,096)

Financial Derivative Instruments - Assets
Credit Contracts	0	47,532	320	47,852
Foreign Exchange Contracts	0	24,550	0	24,550
Interest Rate Contracts	1,054	13,176	0	14,230
	$1,054	$85,258	$320	$86,632

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(3,557)	0	(3,557)
Equity Contracts	0	(8,489)	0	(8,489)
Foreign Exchange Contracts	0	(10,365)	0	(10,365)
Interest Rate Contracts	(238)	(27,635)	0	(27,873)
	$(238)	$(50,046)	$0	$(50,284)

Totals	$328,626	$3,979,690	$48,987	$4,357,303

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
Bank Loan Obligations	$0	$796	$0	$1	$0	$9	$5,676	$0	$6,482	$9
Corporate Bonds & Notes
Banking & Finance	0	13,599	0	0	0	529	0	0	14,128	529
Industrials	23,204	0	(1,920)	(103)	(122)	723	0	0	21,782	778
Mortgage-Backed Securities	459	0	(145)	1	11	16	0	(342)	0	0
Asset-Backed Securities	7,936	0	(414)	41	2	648	0	(1,938)	6,275	604
Common Stocks
Consumer Discretionary	800	0	(150)	0	(4,850)	4,200	0	0	0	0
Financials	0	0	0	0	0	0	0	0	0	0

	$32,399	$14,395	$(2,629)	$(60)	$(4,959)	$6,125	$5,676	$(2,280)	$48,667	$1,920

Financial Derivative Instruments - Assets
Credit Contracts	$0	$0	$0	$0	$0	$320	$0	$0	$320	$320

Totals	$32,399	$14,395	$(2,629)	$(60)	$(4,959)	$6,445	$5,676	$(2,280)	$48,987	$2,240

94	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Bank Loan Obligations	$6,482	Third Party Vendor	Broker Quote	100.75-103.25
Corporate Bonds & Notes
Banking & Finance	6,388	Benchmark Pricing	Base Price	93.00-100.38
	7,740	Third Party Vendor	Broker Quote	107.50
Industrials	21,782	Third Party Vendor	Broker Quote	103.00-116.75
Asset-Backed Securities	6,072	Benchmark Pricing	Base Price	102.00
	203	Third Party Vendor	Broker Quote	101.50
Common Stocks
Financials	0	Other Valuation Techniques (4)	—	—

Financial Derivative Instruments - Assets
Credit Contracts	320	Indicative Market Quotations	Broker Quote	8.26

Total	$48,987

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

(q)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$4,242	$0	$0	$4,242
Variation margin receivable on financial derivative instruments (2)	0	774	0	0	43	817
Unrealized appreciation on foreign currency contracts	0	0	0	24,550	0	24,550
Unrealized appreciation on OTC swap agreements	0	37,211	0	0	12,618	49,829

	$0	$37,985	$4,242	$24,550	$12,661	$79,438

Liabilities:
Written options outstanding	$0	$158	$8,489	$1,655	$898	$11,200
Variation margin payable on financial derivative instruments (2)	0	0	0	0	3,729	3,729
Unrealized depreciation on foreign currency contracts	0	0	0	8,710	0	8,710
Unrealized depreciation on OTC swap agreements	0	3,265	0	0	12,536	15,801

	$0	$3,423	$8,489	$10,365	$17,163	$39,440

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	95

Schedule of Investments PIMCO Floating Income Fund (Cont.)

March 31, 2013

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(388)	$(388)
Net realized gain on futures contracts	0	0	0	0	2,046	2,046
Net realized gain on written options	0	846	604	207	4,397	6,054
Net realized gain (loss) on swaps	0	39,061	0	0	(29,725)	9,336
Net realized (loss) on foreign currency transactions	0	0	0	(618)	0	(618)

	$0	$39,907	$604	$(411)	$(23,670)	$16,430

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$(2,720)	$0	$(418)	$(3,138)
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(816)	(816)
Net change in unrealized appreciation (depreciation) on written options	0	227	(437)	673	2,075	2,538
Net change in unrealized appreciation (depreciation) on swaps	0	29,055	0	0	(42,613)	(13,558)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	19,424	0	19,424

	$0	$29,282	$(3,157)	$20,097	$(41,772)	$4,450

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $816 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(3,136) as reported in the Notes to Schedule of Investments.

(r)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(553)	$310	$(243)
BPS	1,327	(1,390)	(63)
BRC	4,560	(4,780)	(220)
CBK	(534)	480	(54)
DUB	178	(960)	(782)
FBF	(476)	(400)	(876)
GLM	12,773	(13,940)	(1,167)
GST	4,605	(4,630)	(25)
HUS	(3,972)	3,646	(326)
JPM	4,466	(4,020)	446
MSC	19	(35)	(16)
MYC	2,094	(3,340)	(1,246)
RBC	24	0	24
RYL	(151)	0	(151)
UAG	(1,367)	1,039	(328)
WST	(6)	0	(6)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

96	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO High Yield Fund

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 3.0%
Alliance Boots Holdings Ltd.
3.993% due 07/10/2017	GBP	18,529	$27,882
Bausch & Lomb, Inc.
5.250% due 05/17/2019		$23,820	24,077
Caesars Entertainment Operating Co., Inc.
5.454% due 01/28/2018		13,387	12,437
Catalent Pharma Solutions, Inc.
3.704% due 09/15/2016		25,869	26,095
4.250% due 09/15/2017		13,826	13,929
CommScope, Inc.
3.750% - 4.250% due 01/14/2018		3,652	3,682
Community Health Systems, Inc.
2.454% due 07/25/2014		1,748	1,754
3.784% - 3.787% due 01/25/2017		3,115	3,152
Constellation Brands, Inc.
3.000% due 12/30/2013		77,000	76,732
DaVita, Inc.
4.000% due 11/01/2019		9,476	9,586
4.500% due 10/20/2016		3,592	3,637
Getty Images, Inc.
4.750% due 10/18/2019		19,950	20,276
HJ Heinz Co.
3.500% due 03/27/2020		23,500	23,732
5.000% due 03/27/2014		67,250	66,929
MGM Resorts International, Inc.
4.250% due 12/20/2019		14,935	15,204
NFR Energy LLC
8.750% due 12/31/2018		18,000	18,562
Nielsen Holdings N.V.
3.000% due 02/21/2014		46,750	46,534
Pharmaceutical Product Development, Inc.
4.250% due 12/05/2018		12,870	13,051
Pinnacle Foods Finance LLC
2.704% due 04/02/2014		1,728	1,734
Quintiles Transnational Corp.
4.500% due 06/08/2018		21,265	21,593
Rexnord LLC
4.500% due 04/01/2018		11,850	11,994
Royal Bank of Scotland PLC
6.500% due 03/22/2020		10,500	10,625
Serta Simmons Holdings LLC
5.000% - 6.000% due 10/01/2019		14,500	14,720
Spectrum Brands, Inc.
4.500% due 12/17/2019		7,731	7,838
Springleaf Financial Funding Co.
5.500% due 05/10/2017		31,950	32,215
Syniverse Magellan Finance LLC
1.000% due 04/23/2019		4,000	4,010
Texas Competitive Electric Holdings Co. LLC
4.702% - 4.792% due 10/10/2017		23,164	16,504
U.S. Coatings Acquisition, Inc.
4.750% due 02/01/2020		11,000	11,159
U.S. Foods, Inc.
5.750% due 03/31/2017		22,364	22,703
Visant Corp.
5.250% due 12/22/2016		2,240	2,178
Vodafone Americas Finance, Inc.
6.875% due 08/17/2015		27,411	28,097

Total Bank Loan Obligations (Cost $589,938)			592,621

CORPORATE BONDS & NOTES 86.2%

BANKING & FINANCE 10.5%
A-S Co-Issuer Subsidiary, Inc.
7.875% due 12/15/2020		9,300	9,602

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ally Financial, Inc.
0.000% due 06/15/2015		$1,350	$1,266
2.487% due 12/01/2014		1,725	1,729
3.125% due 01/15/2016		11,750	11,906
4.625% due 06/26/2015		21,200	22,193
5.500% due 02/15/2017		76,125	82,736
6.250% due 12/01/2017		46,300	51,972
6.750% due 12/01/2014		7,489	8,069
7.500% due 09/15/2020		46,250	56,598
8.000% due 03/15/2020		29,440	36,726
8.000% due 11/01/2031		21,740	27,501
8.300% due 02/12/2015		22,500	25,031
American International Group, Inc.
5.750% due 03/15/2067	GBP	5,550	8,176
8.175% due 05/15/2068		$11,200	15,134
8.625% due 05/22/2068	GBP	25,800	48,414
Ausdrill Finance Pty. Ltd.
6.875% due 11/01/2019		$11,400	11,771
Bank of Scotland PLC
7.286% due 05/31/2016 (f)	GBP	700	1,060
Barclays Bank PLC
14.000% due 06/15/2019 (f)		27,340	56,180
BPCE S.A.
5.250% due 07/30/2014 (f)	EUR	700	841
9.000% due 03/17/2015 (f)		9,450	12,756
9.250% due 04/22/2015 (f)		4,000	5,333
12.500% due 09/30/2019 (f)		$1,232	1,521
Capsugel FinanceCo S.C.A.
9.875% due 08/01/2019	EUR	15,200	22,017
CBRE Services, Inc.
5.000% due 03/15/2023		$16,425	16,692
CIT Group, Inc.
4.250% due 08/15/2017		57,045	59,897
5.000% due 05/15/2017		3,500	3,771
5.000% due 08/15/2022		62,275	66,851
5.250% due 03/15/2018		16,900	18,337
5.500% due 02/15/2019		23,750	26,184
CNH Capital LLC
3.875% due 11/01/2015		17,000	17,510
Columbus International, Inc.
11.500% due 11/20/2014		16,890	19,001
Corrections Corp. of America
7.750% due 06/01/2017		3,985	4,187
Credit Agricole S.A.
5.136% due 02/24/2016 (f)	GBP	5,550	7,826
7.589% due 01/30/2020 (f)		5,000	7,487
8.125% due 10/26/2019 (f)		2,500	3,924
8.375% due 10/13/2019 (f)		$4,773	5,244
E*TRADE Financial Corp.
6.000% due 11/15/2017		10,000	10,513
6.375% due 11/15/2019		33,850	35,966
6.750% due 06/01/2016		6,625	7,172
Ford Motor Credit Co. LLC
5.875% due 08/02/2021		5,000	5,733
6.625% due 08/15/2017		18,125	21,166
7.000% due 04/15/2015		28,750	31,796
8.000% due 12/15/2016		32,250	38,749
8.125% due 01/15/2020		13,450	17,041
8.700% due 10/01/2014		15,762	17,490
12.000% due 05/15/2015		16,000	19,450
GMAC International Finance BV
7.500% due 04/21/2015	EUR	18,500	25,877
HBOS Capital Funding LP
6.071% due 06/30/2014 (f)		$1,100	989
6.461% due 11/30/2018 (f)	GBP	10,045	14,385
HBOS PLC
0.888% due 03/29/2016	EUR	1,000	1,219

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.983% due 09/06/2017		$1,550	$1,443
6.000% due 11/01/2033		5,000	4,817
6.750% due 05/21/2018		31,750	35,463
Hub International Ltd.
8.125% due 10/15/2018		18,436	19,496
ILFC E-Capital Trust
6.250% due 12/21/2065		51,990	49,261
Ineos Finance PLC
7.500% due 05/01/2020		20,425	22,340
8.375% due 02/15/2019		11,200	12,432
9.000% due 05/15/2015		17,000	17,978
9.250% due 05/15/2015	EUR	8,675	11,746
International Lease Finance Corp.
5.650% due 06/01/2014		$500	524
6.250% due 05/15/2019		12,150	13,365
6.750% due 09/01/2016		23,625	26,814
7.125% due 09/01/2018		25,800	30,444
8.250% due 12/15/2020		7,100	8,715
8.625% due 09/15/2015		11,750	13,410
8.750% due 03/15/2017		20,975	24,777
ISS A/S
8.875% due 05/15/2016	EUR	20,000	26,470
Jefferies Finance LLC
7.375% due 04/01/2020		$16,600	16,974
KION Finance S.A.
7.875% due 04/15/2018	EUR	21,500	29,833
LBG Capital PLC
6.385% due 05/12/2020		3,495	4,517
6.439% due 05/23/2020		11,469	14,793
7.588% due 05/12/2020	GBP	10,000	15,688
7.625% due 12/09/2019		900	1,412
7.625% due 10/14/2020	EUR	1,300	1,734
7.867% due 12/17/2019	GBP	7,303	11,540
7.869% due 08/25/2020		18,750	30,014
7.875% due 11/01/2020		$12,725	13,985
7.975% due 09/15/2024	GBP	600	950
8.500% due 12/17/2021 (f)		$1,350	1,447
9.125% due 07/15/2020	GBP	2,500	4,167
9.875% due 02/10/2023		400	662
11.040% due 03/19/2020		6,370	11,248
15.000% due 12/21/2019		9,350	20,458
15.000% due 12/21/2019	EUR	600	1,106
Lehman Brothers Holdings, Inc.
1.000% due 04/04/2016^		$6,200	1,659
Lloyds TSB Bank PLC
12.000% due 12/16/2024 (f)		5,000	6,706
Marina District Finance Co., Inc.
9.500% due 10/15/2015		5,900	6,107
9.875% due 08/15/2018		5,000	5,175
Masonite International Corp.
8.250% due 04/15/2021		50,031	55,785
MCE Finance Ltd.
5.000% due 02/15/2021		25,000	25,313
Milestone Aviation Group LLC
8.625% due 12/15/2017		4,000	4,140
Neuberger Berman Group LLC
5.625% due 03/15/2020		4,075	4,289
5.875% due 03/15/2022		10,000	10,625
Oxford Finance LLC
7.250% due 01/15/2018		9,500	9,904
QBE Capital Funding Ltd.
7.250% due 05/24/2041		12,150	12,777
Rabobank Group
11.000% due 06/30/2019 (f)		25,000	33,646
Regions Bank
7.500% due 05/15/2018		6,000	7,380

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	97

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Regions Financial Corp.
7.375% due 12/10/2037		$14,911	$16,775
7.750% due 11/10/2014		19,400	21,396
Rivers Pittsburgh Borrower LP
9.500% due 06/15/2019		7,000	7,683
Royal Bank of Scotland Group PLC
4.700% due 07/03/2018		1,750	1,764
5.000% due 11/12/2013		5,630	5,757
6.990% due 10/05/2017 (f)		16,050	15,488
7.648% due 09/30/2031 (f)		16,970	17,819
Royal Bank of Scotland NV
0.981% due 03/09/2015		4,176	3,991
Santander Finance Preferred S.A.U.
11.300% due 07/27/2014 (f)	GBP	12,000	18,966
Santander UK PLC
9.625% due 10/30/2023		1,000	1,770
SLM Corp.
8.000% due 03/25/2020		$11,225	13,063
8.450% due 06/15/2018		30,000	35,700
Societe Generale S.A.
5.922% due 04/05/2017 (f)		17,270	16,283
Springleaf Finance Corp.
4.125% due 11/29/2013	EUR	2,500	3,205
6.500% due 09/15/2017		$3,000	3,000
6.900% due 12/15/2017		10,400	10,543
Towergate Finance PLC
8.500% due 02/15/2018	GBP	2,200	3,527
10.500% due 02/15/2019		7,000	11,221
UBS Preferred Funding Trust
6.243% due 05/15/2016 (f)		$10,250	10,647
Virgin Media Secured Finance PLC
5.500% due 01/15/2021	GBP	3,000	4,661
Wachovia Capital Trust
5.570% due 05/02/2013 (f)		$2,000	2,010
Wells Fargo & Co.
7.980% due 03/15/2018 (f)		10,000	11,556
Wind Acquisition Finance S.A.
7.250% due 02/15/2018		35,500	37,117
7.375% due 02/15/2018	EUR	20,000	26,566
11.750% due 07/15/2017		$41,692	44,402
11.750% due 07/15/2017	EUR	4,000	5,435

			2,056,863

INDUSTRIALS 67.0%
Actuant Corp.
5.625% due 06/15/2022		$8,450	8,809
Affinion Group, Inc.
7.875% due 12/15/2018		26,875	21,366
Aguila S.A.
7.875% due 01/31/2018		33,702	36,314
7.875% due 01/31/2018	CHF	13,650	15,529
Air Medical Group Holdings, Inc.
9.250% due 11/01/2018		$25,879	28,790
Albea Beauty Holdings S.A.
8.375% due 11/01/2019		13,100	14,017
Alere, Inc.
8.625% due 10/01/2018		30,000	32,025
9.000% due 05/15/2016		1,000	1,053
Aleris International, Inc.
7.625% due 02/15/2018		64,575	68,772
7.875% due 11/01/2020		16,325	17,590
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		51,300	55,276
Alliance Data Systems Corp.
6.375% due 04/01/2020		21,000	22,732

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Alliant Techsystems, Inc.
6.875% due 09/15/2020		$11,758	$12,728
Allison Transmission, Inc.
7.125% due 05/15/2019		12,750	13,786
Alphabet Holding Co., Inc.
7.750% due 11/01/2017 (c)		16,350	17,086
AMC Networks, Inc.
4.750% due 12/15/2022		20,000	20,000
7.750% due 07/15/2021		10,675	12,143
American Tire Distributors, Inc.
9.750% due 06/01/2017		7,500	8,025
Ameristar Casinos, Inc.
7.500% due 04/15/2021		57,750	63,597
Anixter, Inc.
5.625% due 05/01/2019		8,500	9,074
Antero Resources Finance Corp.
6.000% due 12/01/2020		3,500	3,675
7.250% due 08/01/2019		12,250	13,337
9.375% due 12/01/2017		3,750	4,088
ARAMARK Corp.
3.799% due 02/01/2015		28,330	28,472
5.750% due 03/15/2020		23,350	23,992
8.500% due 02/01/2015		16,736	16,757
ARAMARK Holdings Corp.
8.625% due 05/01/2016 (c)		2,750	2,798
ArcelorMittal
4.250% due 02/25/2015		3,000	3,103
4.250% due 08/05/2015		3,500	3,640
4.250% due 03/01/2016		1,000	1,037
9.500% due 02/15/2015		10,500	11,870
Arch Coal, Inc.
7.000% due 06/15/2019		27,325	24,797
7.250% due 10/01/2020		7,700	6,969
7.250% due 06/15/2021		24,500	22,111
ARD Finance S.A.
11.125% due 06/01/2018 (c)		5,314	5,818
11.125% due 06/01/2018 (c)	EUR	3,542	4,759
Ardagh Packaging Finance PLC
4.875% due 11/15/2022		$14,000	13,860
5.000% due 11/15/2022	EUR	2,000	2,551
7.000% due 11/15/2020		$14,750	15,193
7.375% due 10/15/2017	EUR	17,175	23,887
7.375% due 10/15/2017		$6,400	7,035
9.125% due 10/15/2020		6,875	7,648
9.250% due 10/15/2020	EUR	31,250	43,463
Armored Autogroup, Inc.
9.250% due 11/01/2018		$9,000	8,078
Arqiva Broadcast Finance PLC
9.500% due 03/31/2020	GBP	11,900	18,760
Ashland, Inc.
3.875% due 04/15/2018		$12,500	12,703
4.750% due 08/15/2022		20,375	20,770
6.875% due 05/15/2043		10,250	11,121
Ashtead Capital, Inc.
6.500% due 07/15/2022		19,300	21,061
Associated Materials LLC
9.125% due 11/01/2017		26,000	27,885
Atwood Oceanics, Inc.
6.500% due 02/01/2020		5,175	5,654
Audatex North America, Inc.
6.750% due 06/15/2018		29,475	31,759
AutoNation, Inc.
5.500% due 02/01/2020		2,000	2,180
6.750% due 04/15/2018		6,400	7,312
Avaya, Inc.
7.000% due 04/01/2019		47,000	46,177

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Aviation Capital Group Corp.
7.125% due 10/15/2020		$20,750	$23,611
Axiall Corp.
4.875% due 05/15/2023		4,250	4,340
B&G Foods, Inc.
7.625% due 01/15/2018		10,729	11,507
Ball Corp.
5.000% due 03/15/2022		16,000	16,720
6.750% due 09/15/2020		8,550	9,469
Basic Energy Services, Inc.
7.750% due 02/15/2019		16,075	16,517
Bausch & Lomb, Inc.
9.875% due 11/01/2015		19,620	20,405
BE Aerospace, Inc.
5.250% due 04/01/2022		32,000	33,160
6.875% due 10/01/2020		16,000	17,780
Beazer Homes USA, Inc.
6.625% due 04/15/2018		8,800	9,559
Belden, Inc.
5.500% due 09/01/2022		12,550	12,927
Berry Petroleum Co.
6.750% due 11/01/2020		3,600	3,906
10.250% due 06/01/2014		5,000	5,475
Berry Plastics Corp.
9.500% due 05/15/2018		32,400	36,328
9.750% due 01/15/2021		39,000	45,776
Beverage Packaging Holdings Luxembourg S.A.
8.000% due 12/15/2016	EUR	18,950	24,413
9.500% due 06/15/2017		1,000	1,324
BI-LO LLC
9.250% due 02/15/2019		$17,550	19,042
Biomet, Inc.
6.500% due 08/01/2020		60,280	64,198
6.500% due 10/01/2020		74,350	76,813
Boart Longyear Management Pty. Ltd.
7.000% due 04/01/2021		10,000	10,375
Bombardier, Inc.
4.250% due 01/15/2016		10,000	10,425
7.500% due 03/15/2018		19,225	22,037
Brickman Group Holdings, Inc.
9.125% due 11/01/2018		10,850	11,854
Bristow Group, Inc.
6.250% due 10/15/2022		7,300	7,911
Brocade Communications Systems, Inc.
6.875% due 01/15/2020		15,000	16,500
Building Materials Corp. of America
6.750% due 05/01/2021		35,405	38,768
7.500% due 03/15/2020		17,681	19,405
Bumble Bee Holdco S.C.A.
9.625% due 03/15/2018 (c)		10,475	10,946
Bumble Bee Holdings, Inc.
9.000% due 12/15/2017		19,674	21,740
C10 Capital SPV Ltd.
6.722% due 12/31/2016 (f)		5,000	4,475
Cablevision Systems Corp.
7.750% due 04/15/2018		10,650	11,995
8.000% due 04/15/2020		4,275	4,831
8.625% due 09/15/2017		8,250	9,653
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020		15,000	14,859
10.000% due 12/15/2018		4,500	3,094
11.250% due 06/01/2017		12,500	13,359
Calcipar S.A.
6.875% due 05/01/2018		10,325	11,048
Capella Healthcare, Inc.
9.250% due 07/01/2017		43,425	47,225

98	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Carlson Wagonlit BV
6.875% due 06/15/2019		$14,000	$14,665
7.500% due 06/15/2019	EUR	5,000	6,794
Case New Holland, Inc.
7.750% due 09/01/2013		$8,500	8,725
7.875% due 12/01/2017		24,300	28,552
Catalent Pharma Solutions, Inc.
7.875% due 10/15/2018		13,625	13,880
9.500% due 04/15/2015		4,001	4,001
9.750% due 04/15/2017	EUR	11,650	15,471
CCO Holdings LLC
5.125% due 02/15/2023		$30,000	29,250
5.250% due 03/15/2021		9,250	9,238
5.250% due 09/30/2022		36,500	36,044
5.750% due 09/01/2023		7,250	7,304
6.500% due 04/30/2021		30,250	32,141
6.625% due 01/31/2022		21,271	22,920
7.000% due 01/15/2019		28,750	31,122
7.250% due 10/30/2017		1,000	1,081
7.375% due 06/01/2020		9,325	10,386
7.875% due 04/30/2018		15,750	16,793
Celanese U.S. Holdings LLC
4.625% due 11/15/2022		1,500	1,511
5.875% due 06/15/2021		7,250	7,921
6.625% due 10/15/2018		10,150	11,025
Cemex Finance LLC
9.625% due 12/14/2017	EUR	2,750	3,855
Cemex S.A.B. de C.V.
9.000% due 01/11/2018		$35,000	38,937
Central Garden and Pet Co.
8.250% due 03/01/2018		7,875	8,151
Cequel Communications Holdings LLC
6.375% due 09/15/2020		30,050	31,327
8.625% due 11/15/2017		30,000	32,137
Ceridian Corp.
8.875% due 07/15/2019		7,100	8,298
Chemtura Corp.
7.875% due 09/01/2018		13,500	14,648
Chesapeake Energy Corp.
5.750% due 03/15/2023 (b)		9,750	9,908
6.625% due 08/15/2020		8,500	9,329
6.775% due 03/15/2019		2,000	2,090
7.250% due 12/15/2018		11,179	12,744
9.500% due 02/15/2015		40,845	46,359
Chester Downs & Marina LLC
9.250% due 02/01/2020		4,250	4,080
Cie Generale de Geophysique - Veritas
6.500% due 06/01/2021		14,475	15,271
7.750% due 05/15/2017		15,650	16,198
9.500% due 05/15/2016		15,925	16,801
Cimarex Energy Co.
5.875% due 05/01/2022		7,000	7,543
Cinemark USA, Inc.
7.375% due 06/15/2021		3,875	4,350
CityCenter Holdings LLC
7.625% due 01/15/2016		16,900	18,231
10.750% due 01/15/2017		21,582	24,037
Clean Harbors, Inc.
5.125% due 06/01/2021		2,000	2,058
5.250% due 08/01/2020		20,000	20,750
Clear Channel Communications, Inc.
9.000% due 03/01/2021		14,200	13,330
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		61,225	64,656
7.625% due 03/15/2020		63,800	66,804
Clearwater Paper Corp.
7.125% due 11/01/2018		4,925	5,381

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CNL Lifestyle Properties, Inc.
7.250% due 04/15/2019		$27,250	$27,386
Columbus McKinnon Corp.
7.875% due 02/01/2019		4,050	4,354
CommScope, Inc.
8.250% due 01/15/2019		45,735	49,851
Community Health Systems, Inc.
5.125% due 08/15/2018		19,050	20,003
7.125% due 07/15/2020		17,000	18,466
8.000% due 11/15/2019		6,000	6,675
Concho Resources, Inc.
5.500% due 04/01/2023		6,000	6,255
6.500% due 01/15/2022		31,000	33,945
7.000% due 01/15/2021		11,900	13,150
CONSOL Energy, Inc.
6.375% due 03/01/2021		8,000	8,300
8.000% due 04/01/2017		30,500	33,016
8.250% due 04/01/2020		44,675	49,701
Constellation Brands, Inc.
6.000% due 05/01/2022		17,200	18,877
7.250% due 05/15/2017		12,000	13,868
Conti-Gummi Finance BV
7.125% due 10/15/2018	EUR	35,050	47,635
7.500% due 09/15/2017		7,450	10,144
8.500% due 07/15/2015		6,750	9,196
Continental Airlines Pass-Through Trust
7.373% due 06/15/2017		$364	383
7.566% due 09/15/2021		522	552
Continental Airlines, Inc.
6.920% due 04/02/2013 (m)		37	37
Continental Resources, Inc.
5.000% due 09/15/2022		18,400	19,642
7.125% due 04/01/2021		4,650	5,289
7.375% due 10/01/2020		6,200	7,022
8.250% due 10/01/2019		5,454	6,095
Continental Rubber Of America Corp.
4.500% due 09/15/2019		21,800	22,399
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		44,590	49,829
10.875% due 12/15/2018	EUR	5,400	7,753
Cooper Standard Automotive, Inc.
8.500% due 05/01/2018		$23,250	25,459
Cott Beverages, Inc.
8.125% due 09/01/2018		11,000	12,073
Crown Americas LLC
4.500% due 01/15/2023		4,500	4,388
6.250% due 02/01/2021		9,000	9,878
Crown Castle International Corp.
5.250% due 01/15/2023		37,050	37,837
7.125% due 11/01/2019		4,845	5,317
Crown European Holdings S.A.
7.125% due 08/15/2018	EUR	3,125	4,356
CSC Holdings LLC
6.750% due 11/15/2021		$19,600	22,074
7.625% due 07/15/2018		51,473	59,966
7.875% due 02/15/2018		20,500	23,985
8.500% due 06/15/2015		700	725
8.625% due 02/15/2019		16,935	20,407
DaVita HealthCare Partners, Inc.
5.750% due 08/15/2022		36,250	37,836
6.375% due 11/01/2018		21,025	22,418
6.625% due 11/01/2020		27,100	29,488
Del Monte Corp.
7.625% due 02/15/2019		50,235	52,370
Delphi Corp.
5.000% due 02/15/2023		23,800	25,287
6.125% due 05/15/2021		3,250	3,591

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Denbury Resources, Inc.
4.625% due 07/15/2023		$16,000	$15,460
8.250% due 02/15/2020		19,712	22,176
Digicel Group Ltd.
8.250% due 09/30/2020		27,100	28,861
10.500% due 04/15/2018		15,174	17,033
Digicel Ltd.
7.000% due 02/15/2020		3,000	3,165
8.250% due 09/01/2017		44,350	47,344
DineEquity, Inc.
9.500% due 10/30/2018		26,790	30,675
DISH DBS Corp.
5.000% due 03/15/2023		17,800	17,600
5.875% due 07/15/2022		44,900	47,313
6.625% due 10/01/2014		3,415	3,641
6.750% due 06/01/2021		20,000	22,325
7.125% due 02/01/2016		89,089	99,446
7.750% due 05/31/2015		7,415	8,268
7.875% due 09/01/2019		20,150	23,978
DJO Finance LLC
7.750% due 04/15/2018		21,950	22,499
8.750% due 03/15/2018		4,750	5,320
9.750% due 10/15/2017		19,750	20,688
9.875% due 04/15/2018		7,550	8,324
Dole Food Co., Inc.
13.875% due 03/15/2014		2,000	2,140
Dresser-Rand Group, Inc.
6.500% due 05/01/2021		11,975	12,843
Eagle Spinco, Inc.
4.625% due 02/15/2021		25,750	26,297
Easton-Bell Sports, Inc.
9.750% due 12/01/2016		22,800	24,596
Edcon Pty. Ltd.
3.453% due 06/15/2014	EUR	1,349	1,729
9.500% due 03/01/2018		$8,000	8,000
El Paso LLC
7.000% due 06/15/2017		28,420	32,659
7.250% due 06/01/2018		9,250	10,664
7.750% due 01/15/2032		59,265	66,699
7.800% due 08/01/2031		43,466	48,587
8.050% due 10/15/2030		5,683	6,389
Emergency Medical Services Corp.
8.125% due 06/01/2019		21,884	24,127
Endo Health Solutions, Inc.
7.000% due 07/15/2019		17,900	19,220
7.000% due 12/15/2020		7,653	8,208
7.250% due 01/15/2022		2,230	2,408
Energy Transfer Equity LP
7.500% due 10/15/2020		23,425	27,114
Enterprise Products Operating LLC
8.375% due 08/01/2066		55,051	63,355
Era Group, Inc.
7.750% due 12/15/2022		13,050	13,507
Exide Technologies
8.625% due 02/01/2018		14,250	12,308
FGI Operating Co. LLC
7.875% due 05/01/2020		8,000	8,440
Fidelity National Information Services, Inc.
5.000% due 03/15/2022		20,000	21,325
7.625% due 07/15/2017		11,390	12,244
First Data Corp.
6.750% due 11/01/2020		30,750	32,211
7.375% due 06/15/2019		16,250	17,367
8.250% due 01/15/2021		43,918	45,894
12.625% due 01/15/2021		10,000	10,888
First Wind Capital LLC
10.250% due 06/01/2018		5,000	5,338

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	99

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Florida East Coast Railway Corp.
8.125% due 02/01/2017		$9,675	$10,425
FMG Resources Pty. Ltd.
6.000% due 04/01/2017		21,900	22,612
6.875% due 02/01/2018		14,500	15,298
6.875% due 04/01/2022		41,000	43,101
7.000% due 11/01/2015		20,725	21,813
8.250% due 11/01/2019		43,550	47,197
Ford Motor Co.
6.375% due 02/01/2029		400	449
7.125% due 11/15/2025		8,000	9,533
7.500% due 08/01/2026		12,625	15,385
9.215% due 09/15/2021		2,200	2,906
Forest Oil Corp.
7.250% due 06/15/2019		31,600	31,758
Fresenius Medical Care U.S. Finance, Inc.
5.625% due 07/31/2019		10,875	11,990
5.750% due 02/15/2021		1,500	1,661
5.875% due 01/31/2022		13,250	14,857
Fresenius U.S. Finance, Inc.
9.000% due 07/15/2015		8,300	9,545
Gateway Casinos & Entertainment Ltd.
8.875% due 11/15/2017	CAD	8,500	8,872
General Cable Corp.
5.750% due 10/01/2022		$23,500	24,087
Geo Group, Inc.
5.125% due 04/01/2023		10,850	10,986
6.625% due 02/15/2021		9,250	10,210
Georgia-Pacific LLC
8.000% due 01/15/2024		20,000	27,751
Goodyear Tire & Rubber Co.
8.250% due 08/15/2020 (i)		18,925	21,030
Graphic Packaging International, Inc.
7.875% due 10/01/2018		18,850	20,876
9.500% due 06/15/2017		7,400	7,881
Great Canadian Gaming Corp.
6.625% due 07/25/2022	CAD	24,300	25,146
Griffey Intermediate, Inc.
7.000% due 10/15/2020		$27,650	28,341
Griffon Corp.
7.125% due 04/01/2018		15,017	16,293
Grifols, Inc.
8.250% due 02/01/2018		24,150	26,686
Grohe Holding GmbH
4.203% due 09/15/2017	EUR	5,000	6,412
Gymboree Corp.
9.125% due 12/01/2018		$6,250	5,914
H&E Equipment Services, Inc.
7.000% due 09/01/2022		10,000	11,050
Harvest Operations Corp.
6.875% due 10/01/2017		7,475	8,391
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020 (b)		60,450	60,601
HCA Holdings, Inc.
6.250% due 02/15/2021		20,000	21,375
7.750% due 05/15/2021		30,642	34,204
HCA, Inc.
4.750% due 05/01/2023		51,000	50,872
5.875% due 03/15/2022		52,125	56,295
5.875% due 05/01/2023		33,200	34,611
6.500% due 02/15/2016		1,200	1,317
6.500% due 02/15/2020		68,195	77,103
6.750% due 07/15/2013		1,500	1,525
7.190% due 11/15/2015		17,017	18,804
7.250% due 09/15/2020		27,975	31,017
7.500% due 02/15/2022		69,700	80,329
7.875% due 02/15/2020		7,320	8,107

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% due 10/01/2018		$14,750	$17,294
8.360% due 04/15/2024		1,000	1,125
8.500% due 04/15/2019		38,375	42,452
9.000% due 12/15/2014		3,246	3,611
HD Supply, Inc.
7.500% due 07/15/2020		46,550	49,110
8.125% due 04/15/2019		51,070	57,964
10.500% due 01/15/2021		6,200	6,471
11.000% due 04/15/2020		37,400	45,534
HDTFS, Inc.
6.250% due 10/15/2022		10,875	11,854
Headwaters, Inc.
7.625% due 04/01/2019		26,418	28,399
Health Management Associates, Inc.
7.375% due 01/15/2020		36,894	40,676
HeidelbergCement Finance Luxembourg S.A.
7.500% due 04/03/2020	EUR	5,000	7,779
Hertz Corp.
4.250% due 04/01/2018		$4,250	4,351
5.875% due 10/15/2020		10,175	10,786
6.750% due 04/15/2019		56,550	61,993
7.375% due 01/15/2021		21,000	23,467
Hexion U.S. Finance Corp.
6.625% due 04/15/2020		37,375	37,655
8.875% due 02/01/2018		42,973	44,692
9.000% due 11/15/2020		55,000	52,525
Hiland Partners LP
7.250% due 10/01/2020		10,375	11,387
HJ Heinz Finance Co.
7.125% due 08/01/2039		14,400	16,110
Hologic, Inc.
6.250% due 08/01/2020		23,350	24,955
Host Hotels & Resorts LP
4.750% due 03/01/2023		7,000	7,560
5.250% due 03/15/2022		21,940	24,463
6.000% due 10/01/2021		14,900	17,303
9.000% due 05/15/2017		25,707	27,153
Hughes Satellite Systems Corp.
6.500% due 06/15/2019		11,200	12,348
7.625% due 06/15/2021		11,650	13,383
Huntington Ingalls Industries, Inc.
6.875% due 03/15/2018		5,255	5,741
7.125% due 03/15/2021		8,500	9,286
Huntsman International LLC
4.875% due 11/15/2020		23,300	23,562
8.625% due 03/15/2020		4,500	5,051
8.625% due 03/15/2021		29,300	33,109
Hyva Global BV
8.625% due 03/24/2016		9,350	9,444
IASIS Healthcare LLC
8.375% due 05/15/2019		37,120	39,262
Igloo Holdings Corp.
8.250% due 12/15/2017 (c)		11,075	11,490
Immucor, Inc.
11.125% due 08/15/2019		17,100	19,580
IMS Health, Inc.
6.000% due 11/01/2020		21,720	22,697
Inaer Aviation Finance Ltd.
9.500% due 08/01/2017	EUR	4,425	5,672
INEOS Group Holdings S.A.
7.875% due 02/15/2016		67,259	87,078
8.500% due 02/15/2016		$5,000	5,100
Infor U.S., Inc.
9.375% due 04/01/2019		5,875	6,690
Inmarsat Finance PLC
7.375% due 12/01/2017		4,750	5,083

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Inmet Mining Corp.
8.750% due 06/01/2020		$18,775	$20,840
Intelsat Jackson Holdings S.A.
7.250% due 04/01/2019		28,445	31,218
7.250% due 10/15/2020		78,450	86,491
7.500% due 04/01/2021		19,250	21,512
8.500% due 11/01/2019		10,170	11,429
Intelsat Luxembourg S.A.
6.750% due 06/01/2018 (b)		3,500	3,623
7.750% due 06/01/2021 (b)		27,600	28,152
8.125% due 06/01/2023 (b)		29,250	29,835
11.250% due 02/04/2017		9,731	10,376
11.500% due 02/04/2017		64,851	68,904
Interactive Data Corp.
10.250% due 08/01/2018		21,755	24,855
InterGen NV
9.000% due 06/30/2017		46,633	46,050
Interline Brands, Inc.
7.500% due 11/15/2018		6,900	7,521
10.000% due 11/15/2018 (c)		2,500	2,781
inVentiv Health, Inc.
11.000% due 08/15/2018		9,300	8,045
Iron Mountain, Inc.
5.750% due 08/15/2024		15,750	15,809
J. Crew Group, Inc.
8.125% due 03/01/2019		14,773	15,955
Jaguar Holding Co.
9.375% due 10/15/2017 (c)		7,400	7,983
9.500% due 12/01/2019		18,000	20,745
Jaguar Land Rover Automotive PLC
5.625% due 02/01/2023		2,000	2,088
7.750% due 05/15/2018		4,125	4,527
8.125% due 05/15/2018	GBP	3,000	5,037
8.125% due 05/15/2021		$20,000	22,600
Jarden Corp.
7.500% due 05/01/2017		5,066	5,756
7.500% due 01/15/2020		10,750	11,758
7.500% due 01/15/2020	EUR	7,450	10,192
JET Equipment Trust
10.000% due 12/15/2013^		$728	735
JMC Steel Group
8.250% due 03/15/2018		27,000	28,755
Kerling PLC
10.625% due 02/01/2017	EUR	5,000	5,978
Kindred Healthcare, Inc.
8.250% due 06/01/2019		$9,000	8,978
Kraton Polymers LLC
6.750% due 03/01/2019		10,400	10,920
Lamar Media Corp.
5.000% due 05/01/2023		10,396	10,448
5.875% due 02/01/2022		8,050	8,754
Land O’ Lakes, Inc.
6.000% due 11/15/2022		13,950	14,927
Laredo Petroleum, Inc.
7.375% due 05/01/2022		14,000	15,400
9.500% due 02/15/2019		14,750	16,741
Lear Corp.
4.750% due 01/15/2023		8,750	8,575
7.875% due 03/15/2018		6,920	7,543
Lender Processing Services, Inc.
5.750% due 04/15/2023		14,885	15,592
Levi Strauss & Co.
6.875% due 05/01/2022		17,250	18,975
Libbey Glass, Inc.
6.875% due 05/15/2020		4,500	4,877
Limited Brands, Inc.
5.625% due 02/15/2022		11,150	11,875

100	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.625% due 04/01/2021		$12,250	$13,904
7.000% due 05/01/2020		4,975	5,796
Live Nation Entertainment, Inc.
7.000% due 09/01/2020		7,500	8,100
8.125% due 05/15/2018		23,259	25,410
Logan’s Roadhouse, Inc.
10.750% due 10/15/2017		27,685	26,024
Longview Fibre Paper & Packaging, Inc.
8.000% due 06/01/2016		7,500	7,875
Lynx Corp.
6.000% due 04/15/2021	GBP	15,675	24,538
LyondellBasell Industries NV
5.000% due 04/15/2019		$24,250	27,524
5.750% due 04/15/2024		31,350	36,915
Manitowoc Co., Inc.
8.500% due 11/01/2020		32,405	36,780
9.500% due 02/15/2018		4,484	4,966
Meritor, Inc.
8.125% due 09/15/2015		9,700	10,306
MGM Resorts International
5.875% due 02/27/2014		3,500	3,655
6.625% due 07/15/2015		21,775	23,735
6.625% due 12/15/2021		27,475	28,849
6.750% due 04/01/2013		500	500
6.750% due 10/01/2020		8,250	8,766
6.875% due 04/01/2016		8,085	8,833
7.500% due 06/01/2016		38,650	42,998
7.625% due 01/15/2017		34,325	38,272
7.750% due 03/15/2022		29,375	32,753
8.625% due 02/01/2019		15,975	18,691
11.125% due 11/15/2017		72,124	76,812
Michael Foods Group, Inc.
9.750% due 07/15/2018		43,745	48,885
Michaels Stores, Inc.
7.750% due 11/01/2018		27,000	29,632
Midstates Petroleum Co., Inc.
10.750% due 10/01/2020		11,700	13,046
Momentive Performance Materials, Inc.
8.875% due 10/15/2020		12,775	13,222
9.000% due 01/15/2021		2,000	1,510
Mueller Water Products, Inc.
7.375% due 06/01/2017		11,000	11,371
8.750% due 09/01/2020		5,980	6,832
MultiPlan, Inc.
9.875% due 09/01/2018		27,629	30,841
Mylan, Inc.
7.625% due 07/15/2017		5,200	5,783
7.875% due 07/15/2020		32,966	38,496
Nara Cable Funding Ltd.
8.875% due 12/01/2018	EUR	10,000	13,491
8.875% due 12/01/2018		$25,000	26,312
NBTY, Inc.
9.000% due 10/01/2018		20,500	23,011
NCR Corp.
4.625% due 02/15/2021		1,500	1,500
5.000% due 07/15/2022		6,400	6,448
NeuStar, Inc.
4.500% due 01/15/2023		7,000	6,720
New Gold, Inc.
7.000% due 04/15/2020		4,875	5,265
Newfield Exploration Co.
5.625% due 07/01/2024		2,500	2,588
6.875% due 02/01/2020		28,250	30,439
7.125% due 05/15/2018		12,200	12,734
Nielsen Finance LLC
4.500% due 10/01/2020		30,000	30,112
7.750% due 10/15/2018		41,000	45,715

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
11.625% due 02/01/2014		$3,532	$3,823
Nokia OYJ
5.375% due 05/15/2019		16,436	15,737
Noranda Aluminum Acquisition Corp.
4.524% due 05/15/2015		20,905	20,911
Northwest Airlines Pass-Through Trust
7.691% due 10/01/2018		4,511	4,720
Novasep Holding S.A.S.
8.000% due 12/15/2016		8,070	7,384
Novelis, Inc.
8.375% due 12/15/2017		57,290	63,019
8.750% due 12/15/2020		59,325	67,186
NXP BV
2.945% due 10/15/2013	EUR	1,119	1,442
3.054% due 10/15/2013		$4,807	4,807
9.750% due 08/01/2018		2,334	2,672
Oasis Petroleum, Inc.
6.500% due 11/01/2021		11,000	12,045
6.875% due 01/15/2023		10,500	11,603
OGX Austria GmbH
8.375% due 04/01/2022		14,600	11,060
8.500% due 06/01/2018		35,250	27,671
OI European Group BV
6.875% due 03/31/2017	EUR	3,725	4,897
Orion Engineered Carbons Bondco GmbH
9.625% due 06/15/2018		$10,061	11,243
10.000% due 06/15/2018	EUR	12,330	17,784
Orion Engineered Carbons Finance & Co. S.C.A.
9.250% due 08/01/2019 (c)		$12,150	12,332
Oshkosh Corp.
8.250% due 03/01/2017		3,750	4,102
8.500% due 03/01/2020		3,425	3,853
OXEA Finance & Cy S.C.A.
9.500% due 07/15/2017		20,878	22,809
9.625% due 07/15/2017	EUR	11,789	16,547
Packaging Dynamics Corp.
8.750% due 02/01/2016		$8,000	8,390
Pactiv LLC
7.950% due 12/15/2025		10,972	10,478
8.375% due 04/15/2027		750	720
Party City Holdings, Inc.
8.875% due 08/01/2020		14,935	16,466
Peabody Energy Corp.
6.000% due 11/15/2018		20,200	21,538
6.250% due 11/15/2021		41,500	43,367
6.500% due 09/15/2020		13,700	14,659
7.875% due 11/01/2026		2,985	3,209
Penske Automotive Group, Inc.
5.750% due 10/01/2022		8,500	8,904
Perstorp Holding AB
8.750% due 05/15/2017		39,035	41,475
9.000% due 05/15/2017	EUR	4,950	6,710
11.000% due 08/15/2017		$23,950	24,189
Petco Animal Supplies, Inc.
9.250% due 12/01/2018		42,240	46,781
Petco Holdings, Inc.
8.500% due 10/15/2017 (c)		30,300	31,398
PetroBakken Energy Ltd.
8.625% due 02/01/2020		24,300	24,907
PHH Corp.
9.250% due 03/01/2016		5,900	6,918
Pilgrim’s Pride Corp.
7.875% due 12/15/2018		36,000	39,105
Pinnacle Entertainment, Inc.
7.750% due 04/01/2022		18,000	19,418
Pinnacle Foods Finance LLC
8.250% due 09/01/2017		54,850	59,204

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.250% due 04/01/2015		$7,779	$7,818
Pittsburgh Glass Works LLC
8.500% due 04/15/2016		10,000	10,225
Plains Exploration & Production Co.
6.125% due 06/15/2019		24,000	26,400
6.500% due 11/15/2020		18,000	19,980
6.625% due 05/01/2021		17,183	18,987
6.750% due 02/01/2022		24,000	26,850
6.875% due 02/15/2023		14,750	16,778
7.625% due 04/01/2020		26,330	29,819
8.625% due 10/15/2019		2,000	2,280
Ply Gem Industries, Inc.
8.250% due 02/15/2018		27,857	30,469
9.375% due 04/15/2017		3,000	3,315
Polymer Group, Inc.
7.750% due 02/01/2019		24,360	26,674
Polypore International, Inc.
7.500% due 11/15/2017		17,500	18,856
Post Holdings, Inc.
7.375% due 02/15/2022		13,175	14,476
PQ Corp.
8.750% due 05/01/2018		6,700	7,169
Precision Drilling Corp.
6.500% due 12/15/2021		3,000	3,218
6.625% due 11/15/2020		6,000	6,435
Prestige Brands, Inc.
8.125% due 02/01/2020		10,500	11,904
8.250% due 04/01/2018		2,375	2,601
Production Resource Group, Inc.
8.875% due 05/01/2019		9,350	7,129
PVH Corp.
4.500% due 12/15/2022		18,500	18,361
7.375% due 05/15/2020		26,000	29,120
Quebecor Media, Inc.
7.750% due 03/15/2016		36,523	37,299
Quicksilver Resources, Inc.
9.125% due 08/15/2019		1,000	925
QVC, Inc.
7.125% due 04/15/2017		8,825	9,142
7.375% due 10/15/2020		2,980	3,302
7.500% due 10/01/2019		8,645	9,559
R&R Ice Cream PLC
8.375% due 11/15/2017	EUR	12,000	16,728
Radiation Therapy Services, Inc.
8.875% due 01/15/2017		$10,250	10,045
9.875% due 04/15/2017		14,000	8,750
Rain CII Carbon LLC
8.000% due 12/01/2018		20,625	21,914
8.250% due 01/15/2021		10,350	11,230
8.500% due 01/15/2021	EUR	3,000	4,019
Range Resources Corp.
5.000% due 08/15/2022		$14,000	14,350
5.000% due 03/15/2023		9,650	9,891
5.750% due 06/01/2021		16,150	17,402
6.750% due 08/01/2020		16,725	18,481
7.250% due 05/01/2018		175	183
RBS Global, Inc.
8.500% due 05/01/2018		97,431	107,296
Regal Cinemas Corp.
8.625% due 07/15/2019		3,000	3,341
Regal Entertainment Group
5.750% due 02/01/2025		5,000	4,925
Regency Energy Partners LP
5.500% due 04/15/2023		14,250	15,319
6.500% due 07/15/2021		20,000	22,100
Rexel S.A.
6.125% due 12/15/2019		18,650	19,722

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	101

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		$53,500	$54,637
6.875% due 02/15/2021		16,330	17,432
7.125% due 04/15/2019		32,175	34,709
7.875% due 08/15/2019		16,450	18,218
8.250% due 02/15/2021		45,075	46,596
8.500% due 05/15/2018		49,030	51,788
9.000% due 04/15/2019		34,000	36,125
9.875% due 08/15/2019		56,550	62,134
Rockies Express Pipeline LLC
5.625% due 04/15/2020		12,050	11,237
6.000% due 01/15/2019		12,250	12,036
6.850% due 07/15/2018		4,000	4,110
Rockwood Specialties Group, Inc.
4.625% due 10/15/2020		49,000	50,409
Roofing Supply Group LLC
10.000% due 06/01/2020		8,250	9,364
Ryerson, Inc.
9.000% due 10/15/2017		11,225	12,305
Ryland Group, Inc.
5.375% due 10/01/2022		6,000	6,150
Sable International Finance Ltd.
8.750% due 02/01/2020		8,150	9,250
Sally Holdings LLC
5.750% due 06/01/2022		16,575	17,383
6.875% due 11/15/2019		9,550	10,624
Samson Investment Co.
9.750% due 02/15/2020		29,000	30,957
SandRidge Energy, Inc.
7.500% due 03/15/2021		66,525	69,519
7.500% due 02/15/2023		12,500	13,031
8.125% due 10/15/2022		60,000	64,350
8.750% due 01/15/2020		1,000	1,083
Sappi Papier Holding GmbH
6.625% due 04/15/2018	EUR	3,800	5,132
6.625% due 04/15/2021		$6,750	7,003
7.750% due 07/15/2017		7,250	8,048
8.375% due 06/15/2019		5,000	5,569
SBA Communications Corp.
5.625% due 10/01/2019		11,450	11,822
SBA Telecommunications, Inc.
5.750% due 07/15/2020		11,550	12,055
Schaeffler Finance BV
7.750% due 02/15/2017		6,000	6,788
7.750% due 02/15/2017	EUR	52,329	75,127
8.500% due 02/15/2019		$29,515	33,721
8.750% due 02/15/2019	EUR	27,875	40,377
Scientific Games Corp.
8.125% due 09/15/2018		$4,750	5,213
Scientific Games International, Inc.
6.250% due 09/01/2020		21,100	21,575
9.250% due 06/15/2019		5,500	6,084
Scotts Miracle-Gro Co.
6.625% due 12/15/2020		6,425	7,035
7.250% due 01/15/2018		3,150	3,371
Sealed Air Corp.
5.250% due 04/01/2023		16,625	16,729
6.875% due 07/15/2033		6,410	6,122
8.125% due 09/15/2019		26,604	30,229
8.375% due 09/15/2021		21,578	24,815
Sealy Mattress Co.
10.875% due 04/15/2016		10,255	10,858
Seneca Gaming Corp.
8.250% due 12/01/2018		7,750	8,331
Sensata Technologies BV
6.500% due 05/15/2019		26,000	28,145

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Serta Simmons Holdings LLC
8.125% due 10/01/2020		$15,500	$16,178
ServiceMaster Co.
7.000% due 08/15/2020		33,050	34,372
8.000% due 02/15/2020		9,650	10,398
Seven Seas Cruises S. de R.L. LLC
9.125% due 05/15/2019		3,950	4,296
Silver Borrower
7.750% due 12/15/2020		25,000	26,750
Simmons Foods, Inc.
10.500% due 11/01/2017		8,600	8,589
Sinclair Television Group, Inc.
5.375% due 04/01/2021 (b)		14,750	14,713
6.125% due 10/01/2022		19,500	20,524
Sky Growth Acquisition Corp.
7.375% due 10/15/2020		13,770	14,631
SM Energy Co.
6.500% due 01/01/2023		5,500	6,050
Smithfield Foods, Inc.
6.625% due 08/15/2022		28,000	30,590
7.750% due 07/01/2017		23,262	27,071
Smurfit Kappa Acquisitions
4.125% due 01/30/2020	EUR	2,500	3,169
Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025		$5,600	6,188
Snoqualmie Entertainment Authority
4.223% due 02/01/2014		10,404	10,404
9.125% due 02/01/2015		6,588	6,600
Sonat, Inc.
7.000% due 02/01/2018		12,024	13,295
Sophia LP
9.750% due 01/15/2019		32,000	35,840
Spectrum Brands Escrow Corp.
6.375% due 11/15/2020		5,850	6,296
6.625% due 11/15/2022		13,575	14,763
Spectrum Brands, Inc.
6.750% due 03/15/2020		10,000	10,838
9.500% due 06/15/2018		54,325	61,795
SPX Corp.
6.875% due 09/01/2017		13,675	15,282
Steel Dynamics, Inc.
5.250% due 04/15/2023		575	584
6.125% due 08/15/2019		10,075	10,931
6.375% due 08/15/2022		6,450	6,998
7.625% due 03/15/2020		6,000	6,690
STHI Holding Corp.
8.000% due 03/15/2018		25,485	27,970
Studio City Finance Ltd.
8.500% due 12/01/2020		25,250	27,838
Styrolution Group GmbH
7.625% due 05/15/2016	EUR	10,150	13,661
Suburban Propane Partners LP
7.375% due 03/15/2020		$3,950	4,286
7.375% due 08/01/2021		3,279	3,631
7.500% due 10/01/2018		11,673	12,724
Sun Products Corp.
7.750% due 03/15/2021		22,650	22,933
SunGard Data Systems, Inc.
6.625% due 11/01/2019		15,000	15,563
7.375% due 11/15/2018		34,362	36,939
7.625% due 11/15/2020		30,000	32,662
Sunrise Communications Holdings S.A.
8.500% due 12/31/2018	EUR	15,500	21,518
Sunrise Communications International S.A.
5.625% due 12/31/2017	CHF	3,800	4,108
7.000% due 12/31/2017		7,750	8,735
7.000% due 12/31/2017	EUR	2,675	3,686

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Syniverse Holdings, Inc.
9.125% due 01/15/2019		$13,125	$14,470
Taminco Acquisition Corp.
9.125% due 12/15/2017		2,000	2,030
Taminco Global Chemical Corp.
9.750% due 03/31/2020		22,000	24,585
Teleflex, Inc.
6.875% due 06/01/2019		10,500	11,419
Telefonica Emisiones S.A.U.
5.134% due 04/27/2020		32,750	34,582
5.289% due 12/09/2022	GBP	10,500	16,526
5.375% due 02/02/2026		4,207	6,441
Telesat LLC
12.500% due 11/01/2017		$6,800	7,293
Tenet Healthcare Corp.
4.500% due 04/01/2021		6,500	6,386
4.750% due 06/01/2020		2,000	2,015
8.000% due 08/01/2020		31,500	34,847
8.875% due 07/01/2019		13,300	14,996
Terex Corp.
6.000% due 05/15/2021		21,000	22,207
6.500% due 04/01/2020		2,325	2,491
Tesoro Logistics LP
5.875% due 10/01/2020		5,500	5,830
Thermon Industries, Inc.
9.500% due 05/01/2017		6,679	7,447
Tomkins LLC
9.000% due 10/01/2018		34,022	38,062
Townsquare Radio LLC
9.000% due 04/01/2019		6,500	7,134
TransDigm, Inc.
5.500% due 10/15/2020		19,850	20,793
7.750% due 12/15/2018		72,705	80,157
TransUnion Holding Co., Inc.
8.125% due 06/15/2018 (c)		22,015	23,611
9.625% due 06/15/2018		25,500	27,859
TransUnion LLC
11.375% due 06/15/2018		56,750	65,546
TreeHouse Foods, Inc.
7.750% due 03/01/2018		11,650	12,655
Trinseo Materials Operating S.C.A.
8.750% due 02/01/2019		12,925	12,828
Triumph Group, Inc.
4.875% due 04/01/2021		14,150	14,327
8.625% due 07/15/2018		17,625	19,674
Tronox Finance LLC
6.375% due 08/15/2020		13,600	13,243
Truven Health Analytics, Inc.
10.625% due 06/01/2020		25,000	28,625
TRW Automotive, Inc.
7.250% due 03/15/2017		14,750	17,128
U.S. Coatings Acquisition, Inc.
7.375% due 05/01/2021		16,050	16,953
UAL Pass-Through Trust
9.750% due 07/15/2018		22,645	26,269
United Rentals North America, Inc.
5.750% due 07/15/2018		6,250	6,805
6.125% due 06/15/2023		8,400	9,030
7.375% due 05/15/2020		21,250	23,694
7.625% due 04/15/2022		38,150	42,823
8.250% due 02/01/2021		17,035	19,377
8.375% due 09/15/2020 (i)		27,250	30,520
Unitymedia Hessen GmbH & Co. KG
5.500% due 09/15/2022	EUR	28,000	35,835
5.500% due 01/15/2023		$8,250	8,518
5.750% due 01/15/2023	EUR	7,000	9,085
7.500% due 03/15/2019		$9,250	10,163

102	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 03/15/2019	EUR	4,300	$6,015
8.125% due 12/01/2017		714	988
Unitymedia KabelBW GmbH
9.500% due 03/15/2021		7,600	11,179
Univision Communications, Inc.
6.750% due 09/15/2022		$37,575	40,769
6.875% due 05/15/2019		25,300	27,197
7.875% due 11/01/2020		28,413	31,396
8.500% due 05/15/2021		47,015	51,011
UPC Holding BV
6.375% due 09/15/2022	EUR	41,000	52,320
8.000% due 11/01/2016		8,250	10,913
8.375% due 08/15/2020		30,000	42,286
9.750% due 04/15/2018		10,273	13,922
9.875% due 04/15/2018		$3,000	3,364
UPCB Finance Ltd.
6.375% due 07/01/2020	EUR	27,500	37,542
6.625% due 07/01/2020		$10,750	11,610
6.875% due 01/15/2022		19,475	21,276
7.250% due 11/15/2021		10,550	11,711
7.625% due 01/15/2020	EUR	27,250	38,074
US Foods, Inc.
8.500% due 06/30/2019		$15,000	15,994
USG Corp.
6.300% due 11/15/2016		500	533
7.875% due 03/30/2020		9,625	10,997
8.375% due 10/15/2018		250	278
Valeant Pharmaceuticals International
6.375% due 10/15/2020		3,500	3,699
6.500% due 07/15/2016		19,750	20,713
6.750% due 10/01/2017		7,500	8,091
6.750% due 08/15/2021		35,750	38,252
6.875% due 12/01/2018		13,000	14,032
7.000% due 10/01/2020		47,120	51,007
7.250% due 07/15/2022		19,950	21,795
Vanguard Health Holding Co. LLC
7.750% due 02/01/2019		6,000	6,450
8.000% due 02/01/2018		37,142	39,742
Vertellus Specialties, Inc.
9.375% due 10/01/2015		10,775	9,617
Videotron Ltd
5.000% due 07/15/2022		20,000	20,400
9.125% due 04/15/2018		3,775	3,976
Visant Corp.
10.000% due 10/01/2017		16,000	14,680
VPI Escrow Corp.
6.375% due 10/15/2020		12,750	13,499
VWR Funding, Inc.
7.250% due 09/15/2017		28,232	30,032
Walter Energy, Inc.
9.875% due 12/15/2020		6,950	7,576
Warner Chilcott Co. LLC
7.750% due 09/15/2018		90,165	96,815
Welltec A/S
8.000% due 02/01/2019		8,250	9,054
Whiting Petroleum Corp.
6.500% due 10/01/2018		10,000	10,800
Windstream Corp.
7.000% due 03/15/2019		10,000	10,263
7.750% due 10/15/2020		28,485	31,049
7.750% due 10/01/2021		17,150	18,758
7.875% due 11/01/2017		6,500	7,459
8.125% due 08/01/2013		2,280	2,328
8.125% due 09/01/2018		1,600	1,760
Wolverine World Wide, Inc.
6.125% due 10/15/2020		8,500	9,063

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wynn Las Vegas LLC
5.375% due 03/15/2022		$23,000	$24,236
7.750% due 08/15/2020		36,125	40,686
7.875% due 11/01/2017		5,150	5,549
Xefin Lux S.C.A.
8.000% due 06/01/2018	EUR	7,600	10,570
Zayo Group LLC
8.125% due 01/01/2020		$13,250	14,906

			13,072,287

UTILITIES 8.7%
Access Midstream Partners LP
4.875% due 05/15/2023		17,000	16,809
6.125% due 07/15/2022		8,750	9,428
AES Corp.
7.375% due 07/01/2021		28,025	32,649
7.750% due 03/01/2014		1,335	1,410
7.750% due 10/15/2015		8,984	10,141
8.000% due 10/15/2017		24,960	29,484
8.000% due 06/01/2020		22,570	26,858
9.750% due 04/15/2016		36,000	43,110
Atlas Pipeline Partners LP
5.875% due 08/01/2023		6,500	6,500
6.625% due 10/01/2020		7,250	7,595
Calpine Construction Finance Co. LP
8.000% due 06/01/2016		2,000	2,108
Calpine Corp.
7.500% due 02/15/2021		40,279	44,408
7.875% due 07/31/2020		36,450	40,095
7.875% due 01/15/2023		10,125	11,289
Chesapeake Oilfield Operating LLC
6.625% due 11/15/2019		7,000	7,245
Cincinnati Bell Telephone Co. LLC
6.300% due 12/01/2028		2,000	1,930
Covanta Holding Corp.
6.375% due 10/01/2022		6,500	7,109
7.250% due 12/01/2020		8,840	9,783
Drill Rigs Holdings, Inc.
6.500% due 10/01/2017		12,500	12,687
Energy Future Intermediate Holding Co. LLC
6.875% due 08/15/2017		22,800	24,111
10.000% due 12/01/2020		79,073	89,575
11.750% due 03/01/2022		6,675	7,710
EP Energy LLC
6.875% due 05/01/2019		7,850	8,635
9.375% due 05/01/2020		55,705	64,618
Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016		16,289	17,348
Frontier Communications Corp.
6.625% due 03/15/2015		4,000	4,460
7.000% due 11/01/2025		1,650	1,617
7.125% due 03/15/2019		39,000	42,315
7.450% due 07/01/2035		6,144	5,591
7.875% due 04/15/2015		8,725	9,990
8.125% due 10/01/2018		2,500	2,862
8.250% due 04/15/2017		5,000	5,900
8.500% due 04/15/2020		4,875	5,545
9.000% due 08/15/2031		20,060	20,812
Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016		30,000	32,772
Linn Energy LLC
6.500% due 05/15/2019		7,750	8,147
7.750% due 02/01/2021		5,000	5,387
8.625% due 04/15/2020		16,700	18,495
MarkWest Energy Partners LP
4.500% due 07/15/2023		21,250	20,825

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 02/15/2023		$13,500	$14,209
6.500% due 08/15/2021		1,430	1,552
6.750% due 11/01/2020		6,905	7,578
MetroPCS Wireless, Inc.
6.250% due 04/01/2021		16,650	17,004
6.625% due 11/15/2020		33,075	34,687
6.625% due 04/01/2023		37,750	38,647
Midwest Generation LLC
8.560% due 01/02/2016^		25,320	24,814
NFR Energy LLC
9.750% due 02/15/2017		25,075	25,388
NGPL PipeCo LLC
7.119% due 12/15/2017		10,851	11,611
9.625% due 06/01/2019		31,750	35,719
NRG Energy, Inc.
6.625% due 03/15/2023		33,650	35,837
7.625% due 01/15/2018		39,080	44,649
7.875% due 05/15/2021		19,000	21,232
8.250% due 09/01/2020		44,100	49,998
8.500% due 06/15/2019		1,550	1,709
NSG Holdings LLC
7.750% due 12/15/2025		29,213	30,820
PPL Energy Supply LLC
4.600% due 12/15/2021		30,000	32,049
Qwest Corp.
7.200% due 11/10/2026		10,026	10,132
Red Oak Power LLC
8.540% due 11/30/2019		19,885	21,376
9.200% due 11/30/2029		3,795	4,203
Sprint Capital Corp.
6.875% due 11/15/2028		27,375	28,128
6.900% due 05/01/2019		103,635	114,258
8.750% due 03/15/2032		55,110	65,994
Sprint Nextel Corp.
6.000% due 12/01/2016		41,250	44,859
6.000% due 11/15/2022		70,955	73,261
7.000% due 03/01/2020		22,000	25,685
8.375% due 08/15/2017		17,830	20,839
9.000% due 11/15/2018		24,000	29,730
Targa Resources Partners LP
5.250% due 05/01/2023		16,000	16,720
6.375% due 08/01/2022		5,500	6,036
6.875% due 02/01/2021		18,150	19,965
7.875% due 10/15/2018		500	550
Tenaska Alabama Partners LP
7.000% due 06/30/2021		23,288	24,948
Tokyo Electric Power Co., Inc.
1.094% due 04/25/2013	JPY	9,000	96
1.500% due 05/30/2014		28,000	295
1.850% due 07/28/2014		28,000	296
4.100% due 05/29/2015		3,000	33
tw telecom Holdings, Inc.
8.000% due 03/01/2018		$14,200	15,549
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021		17,700	19,868
VimpelCom Holdings BV
7.504% due 03/01/2022		14,600	16,283

			1,703,960

Total Corporate Bonds & Notes (Cost $15,621,098)			16,833,110

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	103

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%
Los Angeles Community Redevelopment Agency, California Revenue Bonds, Series 2002
9.750% due 09/01/2017	$1,160	$1,173
9.750% due 09/01/2022	1,375	1,390
9.750% due 09/01/2027	2,170	2,193
9.750% due 09/01/2032	3,480	3,508

		8,264

PUERTO RICO 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	3,200	252

Total Municipal Bonds & Notes (Cost $8,141)		8,516

MORTGAGE-BACKED SECURITIES 0.5%
American Home Mortgage Assets LLC
0.394% due 05/25/2046	2,300	1,593
American Home Mortgage Investment Trust
1.947% due 09/25/2045	714	689
Banc of America Funding Corp.
3.120% due 11/20/2035	399	376
Banc of America Mortgage Trust
2.924% due 02/25/2036	278	243
BCAP LLC Trust
0.374% due 01/25/2037^	1,175	879
Bear Stearns Adjustable Rate Mortgage Trust
2.353% due 02/25/2036^	361	242
2.847% due 01/25/2035	214	199
Bear Stearns Alt-A Trust
4.707% due 11/25/2036^	5,391	4,327
Citigroup Mortgage Loan Trust, Inc.
2.823% due 03/25/2034	149	148
2.887% due 07/25/2046^	592	463
Countrywide Alternative Loan Trust
0.374% due 01/25/2037^	408	314
0.398% due 12/20/2046	8,373	5,396
0.413% due 03/20/2046	536	354
0.434% due 08/25/2046	439	66
0.454% due 09/25/2046	700	189
0.454% due 10/25/2046	320	93
0.464% due 07/25/2035	240	190
0.474% due 05/25/2036^	216	41
0.974% due 11/25/2035	639	506
4.882% due 10/25/2035^	248	206
5.750% due 03/25/2037^	393	315
6.500% due 11/25/2037	867	728
6.946% due 07/25/2036 (a)	18,148	5,777
Countrywide Home Loan Mortgage Pass-Through Trust
0.504% due 04/25/2046^	361	71
2.732% due 03/25/2037^	285	195
2.830% due 04/20/2036^	285	223
2.893% due 02/25/2047^	325	250
3.082% due 09/25/2047^	392	326
5.169% due 02/20/2036^	408	355
CSMC Mortgage-Backed Trust
6.000% due 10/25/2021^	38	36
Deutsche ALT-A Securities, Inc.
4.961% due 10/25/2035	292	257
Deutsche ALT-B Securities, Inc.
5.869% due 10/25/2036^	482	363
5.886% due 10/25/2036^	482	363
Downey Savings & Loan Association Mortgage Loan Trust
0.523% due 07/19/2045^	291	45

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Horizon Alternative Mortgage Securities
2.476% due 10/25/2034	$82	$79
6.000% due 05/25/2036	1,976	1,709
Greenpoint Mortgage Funding Trust
0.404% due 10/25/2046	702	330
0.404% due 12/25/2046^	514	209
0.474% due 04/25/2036^	232	27
GSR Mortgage Loan Trust
0.464% due 08/25/2046	638	177
2.776% due 01/25/2036	923	836
2.817% due 04/25/2035	51	48
5.750% due 03/25/2036^	3,133	2,977
Harborview Mortgage Loan Trust
0.383% due 07/19/2046	2,285	1,490
3.390% due 08/19/2036^	3,342	2,379
5.194% due 08/19/2036^	365	311
Impac CMB Trust
0.944% due 11/25/2034	43	42
Indymac Index Mortgage Loan Trust
0.414% due 05/25/2046	287	236
0.474% due 06/25/2037^	465	125
2.570% due 08/25/2035	2,288	1,975
2.834% due 01/25/2036	300	255
4.757% due 09/25/2035	1,720	1,571
4.757% due 09/25/2035^	229	21
4.810% due 06/25/2036	492	471
4.950% due 10/25/2035	299	260
Indymac Mortgage Loan Trust
5.363% due 08/25/2036	607	610
JPMorgan Mortgage Trust
6.000% due 08/25/2037^	882	771
Luminent Mortgage Trust
0.374% due 12/25/2036	1,573	1,153
0.384% due 12/25/2036	477	347
MASTR Adjustable Rate Mortgages Trust
0.414% due 04/25/2046	944	686
0.504% due 05/25/2047^	757	304
0.544% due 05/25/2047^	567	173
Merrill Lynch Mortgage-Backed Securities Trust
4.994% due 04/25/2037^	781	653
Morgan Stanley Mortgage Loan Trust
2.440% due 06/25/2036	255	240
Nomura Asset Acceptance Corp.
5.820% due 03/25/2047	417	424
Residential Accredit Loans, Inc. Trust
0.434% due 05/25/2037	593	118
0.454% due 08/25/2037	973	687
3.827% due 09/25/2035	350	280
Residential Asset Securitization Trust
6.000% due 05/25/2037^	1,644	1,516
6.250% due 10/25/2036^	976	730
Sequoia Mortgage Trust
2.640% due 01/20/2047	415	354
Structured Adjustable Rate Mortgage Loan Trust
1.947% due 10/25/2037^	303	179
2.648% due 03/25/2034	89	90
2.954% due 11/25/2035^	298	225
4.524% due 09/25/2036^	622	375
5.093% due 05/25/2036	700	664
Structured Asset Mortgage Investments, Inc.
0.414% due 05/25/2046	1,883	1,150
0.424% due 09/25/2047	60,479	36,602
0.453% due 07/19/2035	119	113
0.464% due 05/25/2046^	280	33
0.484% due 02/25/2036	297	208
0.504% due 08/25/2036	900	259

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TBW Mortgage-Backed Trust
6.015% due 07/25/2037		$413	$363
WaMu Mortgage Pass-Through Certificates
0.424% due 07/25/2046^		102	9
0.614% due 11/25/2045		503	420
0.614% due 12/25/2045		448	368
0.740% due 11/25/2034		768	682
0.917% due 01/25/2047		1,693	1,302
2.212% due 01/25/2047		596	548
2.318% due 04/25/2037		491	394
Washington Mutual Alternative Mortgage Pass-Through Certificates
0.935% due 04/25/2047^		235	10
1.117% due 07/25/2046^		96	49

Total Mortgage-Backed Securities (Cost $68,041)			94,435

ASSET-BACKED SECURITIES 0.1%
Carrington Mortgage Loan Trust
0.354% due 08/25/2036		850	473
Countrywide Asset-Backed Certificates
5.627% due 10/25/2046		86	72
GSAA Trust
0.504% due 05/25/2047		579	390
Lehman XS Trust
0.434% due 06/25/2046^		101	5
0.434% due 08/25/2046^		89	8
0.444% due 09/25/2046^		167	15
0.444% due 11/25/2046		276	54
MASTR Asset-Backed Securities Trust
0.414% due 11/25/2036		2,728	1,260
Morgan Stanley Mortgage Loan Trust
0.434% due 02/25/2037		395	218
0.564% due 04/25/2037		501	258
5.750% due 04/25/2037^		106	89
6.000% due 07/25/2047^		259	206
Novastar Home Equity Loan
0.304% due 03/25/2037		101	50
RAAC Series
0.604% due 06/25/2047		700	613
Structured Asset Securities Corp.
0.504% due 06/25/2035		12,699	11,071

Total Asset-Backed Securities (Cost $12,792)			14,782

SOVEREIGN ISSUES 0.5%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017	BRL	205,600	104,214

Total Sovereign Issues (Cost $97,345)			104,214

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%
Dex One Corp. (d)		631,791	1,080
Local Insight Media Holdings, Inc.		6,323	274

			1,354

HEALTH CARE 0.0%
NVHL S.A. ‘A’ (d)(l)		170,260	305
NVHL S.A. ‘B’ (d)(l)		170,260	305
NVHL S.A. ‘C’ (d)(l)		170,260	305
NVHL S.A. ‘D’ (d)(l)		170,260	305

104	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

	SHARES	MARKET VALUE (000S)
NVHL S.A. ‘E’ (d)(l)	170,260	$305
NVHL S.A. ‘F’ (d)(l)	170,260	306
NVHL S.A. ‘G’ (d)(l)	170,260	306
NVHL S.A. ‘H’ (d)(l)	170,260	306
NVHL S.A. ‘I’ (d)(l)	170,260	306
NVHL S.A. ‘J’ (d)(l)	170,260	306

		3,055

Total Common Stocks (Cost $25,124)		4,409

CONVERTIBLE PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
Wells Fargo & Co.
7.500% due 12/31/2049 (f)	30,550	39,371

Total Convertible Preferred Securities (Cost $21,785)		39,371

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
Ally Financial, Inc.
7.000% due 04/29/2013 (f)	40,500	$40,055
GMAC Capital Trust
8.125% due 02/15/2040	900,000	24,480

Total Preferred Securities (Cost $60,764)		64,535

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.5%

U.S. TREASURY BILLS 0.0%
0.127% due 02/06/2014	$300	300

U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.109% due 04/15/2013 (e)(j)	41	41

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (g) 8.5%
PIMCO Short-Term Floating NAV Portfolio	63,761,241	$638,059
PIMCO Short-Term Floating NAV Portfolio III	101,930,813	1,018,594

		1,656,653

Total Short-Term Instruments (Cost $1,657,967)		1,656,994

Total Investments 99.4% (Cost $18,162,995)		$19,412,987

Other Assets and Liabilities (Net) 0.6%		111,840

Net Assets 100.0%		$19,524,827

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind bond security.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Perpetual maturity, date shown represents next contractual call date.
(g)	Affiliated to the Fund.
(h)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $33,163 at a weighted average interest rate of (1.069%).
(i)	Securities with an aggregate market value of $26,410 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
BCY	(1.750%)	02/07/2013	10/01/2014	$5,813	$(5,798)
	(1.750%)	02/19/2013	09/26/2014	3,413	(3,406)
	(0.750%)	10/17/2011	10/15/2013	14,200	(14,043)
	(0.500%)	07/23/2012	07/19/2014	2,399	(2,390)

					$(25,637)

(j)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $41 and cash of $17,452 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation
CDX.HY-15 5-Year Index	5.000%	12/20/2015	$121,392	$9,476	$14,939
CDX.HY-16 5-Year Index	5.000%	06/20/2016	114,000	8,455	15,295
CDX.HY-18 5-Year Index	5.000%	06/20/2017	54,945	2,940	4,886
CDX.HY-19 5-Year Index	5.000%	12/20/2017	115,200	4,914	5,711

				$25,785	$40,831

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	105

Schedule of Investments PIMCO High Yield Fund (Cont.)

(k)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate and Loan Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
AES Corp.	FBF	5.000%	06/20/2014	0.425%	$	4,100	$238	$(246)	$484
AES Corp.	GST	5.000%	12/20/2013	0.264%		11,250	409	(872)	1,281
AES Corp.	RYL	5.000%	12/20/2014	0.764%		5,000	376	20	356
AES Corp.	UAG	5.000%	12/20/2014	0.764%		5,000	377	21	356
Ally Financial, Inc.	BOA	5.000%	09/20/2013	0.452%		37,000	869	(9,712)	10,581
ARAMARK Corp.	CBK	5.000%	03/20/2014	0.445%		5,100	239	(139)	378
Biomet, Inc.	CBK	6.500%	06/20/2014	1.040%		3,000	207	0	207
Biomet, Inc.	JPM	8.000%	03/20/2014	0.929%		4,000	287	0	287
Cablevision Systems Corp.	UAG	1.450%	09/20/2013	0.201%		2,600	17	0	17
Community Health Systems, Inc.	CBK	5.000%	09/20/2014	0.649%		2,900	191	(261)	452
Community Health Systems, Inc.	GST	5.000%	12/20/2013	0.288%		22,500	811	(2,231)	3,042
Community Health Systems, Inc.	JPM	5.000%	12/20/2013	0.288%		3,750	135	(366)	501
El Paso LLC	GST	5.000%	09/20/2014	0.483%		30,325	2,105	(2,881)	4,986
HCA, Inc.	BOA	4.650%	09/20/2013	0.338%		3,000	67	0	67
HCA, Inc.	FBF	5.000%	06/20/2014	1.173%		9,600	560	(1,050)	1,610
NRG Energy, Inc.	BOA	5.500%	12/20/2013	0.516%		5,250	210	0	210
NRG Energy, Inc.	FBF	5.000%	12/20/2013	0.516%		3,750	136	(42)	178
NRG Energy, Inc.	GST	4.200%	09/20/2013	0.516%		6,875	140	0	140
NRG Energy, Inc.	JPM	5.380%	12/20/2013	0.516%		4,500	176	0	176
SLM Corp.	BOA	5.000%	09/20/2014	0.843%		18,650	1,196	(2,611)	3,807
SLM Corp.	BRC	5.000%	12/20/2013	0.396%		4,250	154	(468)	622
SLM Corp.	DUB	5.000%	09/20/2014	0.843%		2,000	128	(225)	353
SLM Corp.	MYC	5.000%	06/20/2014	0.605%		6,000	344	(1,020)	1,364
SunGard Data Systems, Inc.	BRC	5.000%	09/20/2014	0.953%		2,000	124	(230)	354
SunGard Data Systems, Inc.	CBK	5.000%	03/20/2014	0.457%		4,000	185	(260)	445

							$9,681	$(22,573)	$32,254

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation
CDX.HY-15 5-Year Index	CBK	5.000%	12/20/2015	$	25,440	$1,981	$(63)	$2,044
CDX.HY-15 5-Year Index	RYL	5.000%	12/20/2015		72,000	5,606	(614)	6,220
CDX.HY-15 5-Year Index	UAG	5.000%	12/20/2015		49,008	3,816	1,930	1,886
CDX.HY-16 5-Year Index	DUB	5.000%	06/20/2016		7,200	536	13	523
CDX.HY-16 5-Year Index	MYC	5.000%	06/20/2016		58,320	4,335	781	3,554
CDX.HY-18 5-Year Index	FBF	5.000%	06/20/2017		24,750	1,308	(883)	2,191

						$17,582	$1,164	$16,418

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or loan issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(l)	Restricted securities as of March 31, 2013:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$37	$37	0.00%
NVHL S.A. ‘A’	N/A	N/A	03/09/2012	553	305	0.00%
NVHL S.A. ‘B’	N/A	N/A	03/09/2012	553	305	0.00%
NVHL S.A. ‘C’	N/A	N/A	03/09/2012	554	305	0.00%
NVHL S.A. ‘D’	N/A	N/A	03/09/2012	554	305	0.00%
NVHL S.A. ‘E’	N/A	N/A	03/09/2012	554	305	0.00%
NVHL S.A. ‘F’	N/A	N/A	03/09/2012	554	306	0.00%

106	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
NVHL S.A. ‘G’	N/A	N/A	03/09/2012	$554	$306	0.00%
NVHL S.A. ‘H’	N/A	N/A	03/09/2012	554	306	0.00%
NVHL S.A. ‘I’	N/A	N/A	03/09/2012	554	306	0.01%
NVHL S.A. ‘J’	N/A	N/A	03/09/2012	554	306	0.01%

				$5,575	$3,092	0.02%

(m)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	BRL	125,593	$	62,366	FBF	$214	$0	$214
04/2013		125,593		60,985	UAG	0	(1,166)	(1,166)
04/2013	CAD	1,700		1,673	DUB	0	(1)	(1)
04/2013	EUR	3,046		3,912	BRC	7	0	7
04/2013		747,186		978,070	CBK	20,289	0	20,289
04/2013		90,783		120,639	GLM	4,269	0	4,269
04/2013		2,680		3,490	MSC	54	0	54
04/2013		1,097		1,425	RBC	19	0	19
04/2013	GBP	11,886		17,991	BPS	0	(69)	(69)
04/2013		170,472		258,420	BRC	0	(604)	(604)
04/2013		74,632		112,676	DUB	0	(723)	(723)
04/2013		3,798		5,703	MSC	0	(68)	(68)
04/2013	$	63,624	BRL	125,593	FBF	0	(1,472)	(1,472)
04/2013		62,366		125,593	UAG	0	(214)	(214)
04/2013		6,438	EUR	5,004	BPS	0	(24)	(24)
04/2013		6,344		4,894	CBK	0	(71)	(71)
04/2013		1,106		847	MSC	0	(20)	(20)
04/2013		288	GBP	193	CBK	5	0	5
04/2013		531		352	MSC	4	0	4
05/2013	CHF	21,564	$	23,517	BRC	789	0	789
05/2013	EUR	831,001		1,062,337	BPS	0	(3,083)	(3,083)
05/2013		5,000		6,428	CBK	17	0	17
05/2013	GBP	257,667		389,397	FBF	0	(2,053)	(2,053)
05/2013	$	7,254	EUR	5,653	DUB	0	(6)	(6)
06/2013	BRL	125,593	$	63,153	FBF	1,431	0	1,431
06/2013	CAD	34,765		33,765	RYL	0	(398)	(398)
06/2013	$	5,207	CAD	5,302	DUB	4	0	4

						$27,102	$(9,972)	$17,130

(n)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Bank Loan Obligations	$0	$545,962	$46,659	$592,621
Corporate Bonds & Notes
Banking & Finance	0	2,056,863	0	2,056,863
Industrials	0	13,044,311	27,976	13,072,287
Utilities	0	1,679,146	24,814	1,703,960
Municipal Bonds & Notes
California	0	8,264	0	8,264
Puerto Rico	0	252	0	252
Mortgage-Backed Securities	0	94,435	0	94,435
Asset-Backed Securities	0	14,782	0	14,782
Sovereign Issues	0	104,214	0	104,214
Common Stocks
Consumer Discretionary	1,080	0	274	1,354
Health Care	0	0	3,055	3,055
Convertible Preferred Securities
Banking & Finance	39,371	0	0	39,371
Preferred Securities
Banking & Finance	24,480	40,055	0	64,535

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Short-Term Instruments
U.S. Treasury Bills	$0	$300	$0	$300
U.S. Treasury Cash Management Bills	0	41	0	41
Central Funds Used for Cash Management Purposes	1,656,653	0	0	1,656,653
	$1,721,584	$17,588,625	$102,778	$19,412,987

Financial Derivative Instruments - Assets
Credit Contracts	0	89,503	0	89,503
Foreign Exchange Contracts	0	27,102	0	27,102
	$0	$116,605	$0	$116,605

Financial Derivative Instruments - Liabilities
Foreign Exchange Contracts	$0	$(9,972)	$0	$(9,972)

Totals	$1,721,584	$17,695,258	$102,778	$19,519,620

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	107

Schedule of Investments PIMCO High Yield Fund (Cont.)

(ii) Assets valued at $7,134 were transferred from Level 1 to Level 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (2)
Investments, at value
Bank Loan Obligations	$0	$17,820	$0	$5	$0	$737	$28,097	$0	$46,659	$737
Corporate Bonds & Notes
Industrials	40,260	0	(7,893)	(432)	361	400	0	(4,720)	27,976	901
Utilities	35,759	0	(12,070)	(99)	(95)	1,319	0	0	24,814	796
Common Stocks
Consumer Discretionary	183	0	0	0	0	91	0	0	274	90
Health Care	0	5,538	0	0	0	(2,483)	0	0	3,055	(2,480)

Totals	$76,202	$23,358	$(19,963)	$(526)	$266	$64	$28,097	$(4,720)	$102,778	$44

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Bank Loan Obligations	$46,659	Third Party Vendor	Broker Quote	103.13-103.25
Corporate Bonds & Notes
Industrials	772	Benchmark Pricing	Base Price	100.73-100.99
	27,204	Third Party Vendor	Broker Quote	105.13-116.00
Utilities	24,814	Third Party Vendor	Broker Quote	98.00
Common Stocks
Consumer Discretionary	274	Other Valuation Techniques (3)	—	—
Health Care	3,055	Other Valuation Techniques (3)	—	—

Total	$102,778

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$638	$0	$0	$0	$638
Unrealized appreciation on foreign currency contracts	0	0	0	27,102	0	27,102
Unrealized appreciation on OTC swap agreements	0	48,672	0	0	0	48,672

	$0	$49,310	$0	$27,102	$0	$76,412

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$9,972	$0	$9,972

108	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives:
Net realized gain on swaps	$0	$44,010	$0	$0	$0	$44,010
Net realized gain on foreign currency transactions	0	0	0	30,004	0	30,004

	$0	$44,010	$0	$30,004	$0	$74,014

Net Change in Unrealized Appreciation on Derivatives:
Net change in unrealized appreciation on swaps	$0	$29,348	$0	$0	$0	$29,348
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	32,274	0	32,274

	$0	$29,348	$0	$32,274	$0	$61,622

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open centrally cleared swaps cumulative appreciation of $40,831 as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$2,342	$(2,360)	$(18)
BPS	(3,176)	0	(3,176)
BRC	470	(1,670)	(1,200)
CBK	23,043	(25,730)	(2,687)
DUB	(63)	(550)	(613)
FBF	362	(2,270)	(1,908)
GLM	4,269	(4,610)	(341)
GST	3,465	(3,480)	(15)
JPM	598	(600)	(2)
MSC	(30)	(280)	(310)
MYC	4,679	(6,100)	(1,421)
RBC	19	0	19
RYL	5,585	(5,860)	(275)
UAG	2,830	(2,940)	(110)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	109

Schedule of Investments PIMCO High Yield Spectrum Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 1.5%
Alliance Boots Holdings Ltd.
3.993% due 07/10/2017	GBP	2,500	$3,762
Bausch & Lomb, Inc.
5.250% due 05/17/2019		$1,489	1,505
Caesars Entertainment Operating Co., Inc.
5.454% due 01/28/2018		1,517	1,409
Catalent Pharma Solutions, Inc.
3.704% due 09/15/2016		982	990
Constellation Brands, Inc.
3.000% due 12/30/2013		9,000	8,969
DaVita, Inc.
4.000% due 11/01/2019		998	1,009
HCA, Inc.
3.454% due 05/01/2018		500	505
HJ Heinz Co.
5.000% due 03/27/2014		10,250	10,201
NFR Energy LLC
8.750% due 12/31/2018		2,500	2,578
Nielsen Holdings N.V.
3.000% due 02/21/2014		6,750	6,719
Springleaf Financial Funding Co.
5.500% due 05/10/2017		4,250	4,285
Texas Competitive Electric Holdings Co. LLC
4.702% - 4.792% due 10/10/2017		1,920	1,368
U.S. Foods, Inc.
5.750% due 03/31/2017		1,491	1,514
Univision Communications, Inc.
2.204% due 09/29/2014		92	92

Total Bank Loan Obligations (Cost $44,920)			44,906

CORPORATE BONDS & NOTES 92.0%

BANKING & FINANCE 12.1%
A-S Co-Issuer Subsidiary, Inc.
7.875% due 12/15/2020		12,000	12,390
ABN AMRO Bank NV
4.310% due 03/10/2016 (e)	EUR	7,750	8,890
Ally Financial, Inc.
0.000% due 06/15/2015		$1,250	1,172
3.125% due 01/15/2016		4,000	4,053
4.625% due 06/26/2015		1,750	1,832
5.500% due 02/15/2017		5,000	5,434
6.250% due 12/01/2017		4,500	5,051
6.750% due 12/01/2014		500	539
7.500% due 09/15/2020		8,500	10,402
8.000% due 03/15/2020		5,000	6,237
8.000% due 11/01/2031		2,500	3,162
8.300% due 02/12/2015		500	556
American International Group, Inc.
8.175% due 05/15/2068		1,000	1,351
8.625% due 05/22/2068	GBP	500	938
Arrow Global Finance PLC
7.875% due 03/01/2020		4,000	6,094
Ausdrill Finance Pty. Ltd.
6.875% due 11/01/2019		$1,250	1,291
Bank of America Corp.
0.888% due 05/23/2017	EUR	2,000	2,439
Banque PSA Finance S.A.
3.875% due 01/14/2015		3,000	3,893
4.250% due 02/25/2016		500	650
Barclays Bank PLC
10.179% due 06/12/2021		$3,000	4,035
BBVA International Preferred S.A.U.
8.500% due 10/21/2014 (e)	EUR	1,250	1,630

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Boats Investments Netherlands BV
11.000% due 03/31/2017 (b)	EUR	2,724	$1,586
BPCE S.A.
4.625% due 07/30/2015 (e)(h)		1,500	1,774
5.250% due 07/30/2014 (e)		500	601
9.000% due 03/17/2015 (e)		3,000	4,049
9.250% due 04/22/2015 (e)		2,000	2,666
12.500% due 09/30/2019 (e)		$2,000	2,470
Capsugel FinanceCo S.C.A.
9.875% due 08/01/2019	EUR	5,000	7,242
CBRE Services, Inc.
5.000% due 03/15/2023		$2,250	2,287
Checkout Holding Corp.
0.000% due 11/15/2015		1,500	1,148
CIT Group, Inc.
5.000% due 05/15/2017		1,000	1,078
5.000% due 08/15/2022		10,000	10,735
5.250% due 03/15/2018		8,500	9,222
Countrywide Capital
8.050% due 06/15/2027		1,250	1,605
Credit Agricole S.A.
5.136% due 02/24/2016 (e)	GBP	1,000	1,410
7.589% due 01/30/2020 (e)		1,500	2,246
7.875% due 10/26/2019 (e)	EUR	500	686
8.375% due 10/13/2019 (e)		$1,000	1,099
9.750% due 12/26/2014 (e)		1,000	1,067
Danske Bank A/S
5.375% due 09/29/2021	GBP	2,250	3,480
E*TRADE Financial Corp.
6.000% due 11/15/2017		$1,000	1,051
6.375% due 11/15/2019		5,000	5,312
6.750% due 06/01/2016		500	541
Ford Motor Credit Co. LLC
5.875% due 08/02/2021		2,500	2,866
6.625% due 08/15/2017		500	584
7.000% due 04/15/2015		750	829
8.000% due 06/01/2014		1,000	1,076
8.000% due 12/15/2016		2,000	2,403
8.700% due 10/01/2014		1,750	1,942
12.000% due 05/15/2015		1,000	1,216
GMAC International Finance BV
7.500% due 04/21/2015	EUR	5,000	6,994
HBOS Capital Funding LP
6.461% due 11/30/2018 (e)	GBP	3,000	4,296
HBOS PLC
0.983% due 09/06/2017		$1,500	1,397
1.010% due 09/01/2016	EUR	250	305
6.750% due 05/21/2018		$5,000	5,585
Hub International Ltd.
8.125% due 10/15/2018		15,000	15,862
ILFC E-Capital Trust
6.250% due 12/21/2065		2,500	2,369
Ineos Finance PLC
7.500% due 05/01/2020		4,000	4,375
9.000% due 05/15/2015		1,000	1,058
9.250% due 05/15/2015	EUR	200	271
International Lease Finance Corp.
6.250% due 05/15/2019		$500	550
8.250% due 12/15/2020		1,000	1,227
8.750% due 03/15/2017		1,000	1,181
Intesa Sanpaolo SpA
8.047% due 06/20/2018 (e)	EUR	3,000	3,687
ISS A/S
8.875% due 05/15/2016		2,726	3,608
Jefferies Finance LLC
7.375% due 04/01/2020		$5,000	5,112

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KION Finance S.A.
6.750% due 02/15/2020	EUR	3,500	$4,801
7.875% due 04/15/2018		9,000	12,488
LBG Capital PLC
6.439% due 05/23/2020		3,000	3,870
7.375% due 03/12/2020		100	132
7.588% due 05/12/2020	GBP	2,000	3,138
7.625% due 10/14/2020	EUR	500	667
7.867% due 12/17/2019	GBP	1,500	2,370
7.869% due 08/25/2020		4,200	6,723
7.875% due 11/01/2020		$2,500	2,747
8.000% due 06/15/2020 (e)		250	268
8.875% due 02/07/2020	EUR	343	479
9.125% due 07/15/2020	GBP	250	417
11.040% due 03/19/2020		1,000	1,766
Lloyds TSB Bank PLC
12.000% due 12/16/2024 (e)		$500	671
Marina District Finance Co., Inc.
9.500% due 10/15/2015		1,000	1,035
9.875% due 08/15/2018		750	776
Masonite International Corp.
8.250% due 04/15/2021		4,000	4,460
MCE Finance Ltd.
5.000% due 02/15/2021		7,000	7,087
Milestone Aviation Group LLC
8.625% due 12/15/2017		1,000	1,035
Oxford Finance LLC
7.250% due 01/15/2018		1,250	1,303
QBE Capital Funding Ltd.
7.250% due 05/24/2041		600	631
RBS Capital Trust
2.312% due 06/30/2013 (e)	EUR	1,700	1,490
Regions Bank
7.500% due 05/15/2018		$1,000	1,230
Regions Financial Corp.
7.375% due 12/10/2037		1,775	1,997
Rivers Pittsburgh Borrower LP
9.500% due 06/15/2019		3,000	3,292
Royal Bank of Scotland Group PLC
4.700% due 07/03/2018		750	756
7.640% due 09/29/2017 (e)		1,000	900
7.648% due 09/30/2031 (e)		4,000	4,200
9.118% due 07/29/2013 (e)		350	354
Royal Bank of Scotland NV
0.981% due 03/09/2015		2,000	1,912
Royal Bank of Scotland PLC
4.350% due 01/23/2017	EUR	500	643
6.934% due 04/09/2018		3,000	4,167
Santander Finance Preferred S.A.U.
11.300% due 07/27/2014 (e)	GBP	1,500	2,371
Santander Issuances S.A.U.
4.500% due 09/30/2019	EUR	300	325
7.300% due 07/27/2019	GBP	600	941
Santander UK PLC
9.625% due 10/30/2023		1,000	1,770
Shearer’s Foods LLC
9.000% due 11/01/2019		$4,500	4,950
SLM Corp.
8.000% due 03/25/2020		1,000	1,164
8.450% due 06/15/2018		1,000	1,190
Societe Generale S.A.
9.375% due 09/04/2019 (e)	EUR	5,000	7,307
Springleaf Finance Corp.
4.125% due 11/29/2013		1,500	1,923
6.900% due 12/15/2017		$5,250	5,322
Towergate Finance PLC
8.500% due 02/15/2018	GBP	300	481
10.500% due 02/15/2019		6,000	9,618

110	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UniCredit International Bank Luxembourg S.A.
8.125% due 12/10/2019 (e)	EUR	3,000	$3,788
UniCredit SpA
5.000% due 02/01/2016	GBP	3,000	4,513
WaveDivision Escrow LLC
8.125% due 09/01/2020		$9,250	9,712
Wind Acquisition Finance S.A.
7.250% due 02/15/2018		5,750	6,014
7.375% due 02/15/2018	EUR	6,250	8,302
11.750% due 07/15/2017		2,500	3,397
11.750% due 07/15/2017		$2,750	2,929
Zurich Insurance Co. Ltd. Via Cloverie PLC
12.000% due 07/15/2014 (e)	EUR	1,000	1,436

			369,445

INDUSTRIALS 73.1%
Academy Ltd.
9.250% due 08/01/2019		$500	566
Acadia Healthcare Co., Inc.
6.125% due 03/15/2021		5,500	5,706
ADS Waste Holdings, Inc.
8.250% due 10/01/2020		4,250	4,601
Affinion Group, Inc.
7.875% due 12/15/2018		2,500	1,988
Aguila S.A.
7.875% due 01/31/2018		3,000	3,232
7.875% due 01/31/2018	CHF	2,500	2,844
Air Medical Group Holdings, Inc.
9.250% due 11/01/2018		$2,700	3,004
Albea Beauty Holdings S.A.
8.375% due 11/01/2019		2,000	2,140
8.750% due 11/01/2019	EUR	750	1,014
Alere, Inc.
7.250% due 07/01/2018		$1,500	1,601
8.625% due 10/01/2018		5,000	5,337
Aleris International, Inc.
7.625% due 02/15/2018		7,000	7,455
7.875% due 11/01/2020		2,250	2,424
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		6,000	6,465
Alliance Data Systems Corp.
6.375% due 04/01/2020		1,500	1,624
Allison Transmission, Inc.
7.125% due 05/15/2019		1,500	1,622
Alphabet Holding Co., Inc.
7.750% due 11/01/2017 (b)		4,000	4,180
Altice Financing S.A.
7.875% due 12/15/2019		3,000	3,286
Altice Finco S.A.
9.875% due 12/15/2020		2,000	2,250
AMC Networks, Inc.
4.750% due 12/15/2022		4,500	4,500
7.750% due 07/15/2021		500	569
American Tire Distributors, Inc.
9.750% due 06/01/2017		250	268
Ameristar Casinos, Inc.
7.500% due 04/15/2021		4,500	4,956
Antero Resources Finance Corp.
6.000% due 12/01/2020		3,500	3,675
7.250% due 08/01/2019		1,000	1,089
9.375% due 12/01/2017		250	273
ARAMARK Corp.
3.799% due 02/01/2015		2,000	2,010
5.750% due 03/15/2020		3,500	3,596
ARAMARK Holdings Corp.
8.625% due 05/01/2016 (b)		1,900	1,933

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Arch Coal, Inc.
7.000% due 06/15/2019		$4,250	$3,857
7.250% due 06/15/2021		2,250	2,031
ARD Finance S.A.
11.125% due 06/01/2018 (b)	EUR	1,306	1,754
11.125% due 06/01/2018 (b)		$2,059	2,255
Ardagh Packaging Finance PLC
7.000% due 11/15/2020		5,500	5,665
7.375% due 10/15/2017	EUR	150	209
9.250% due 10/15/2020		11,500	15,994
Armored Autogroup, Inc.
9.250% due 11/01/2018		$475	426
Arqiva Broadcast Finance PLC
9.500% due 03/31/2020	GBP	5,000	7,882
Ashland, Inc.
3.875% due 04/15/2018		$1,750	1,778
4.750% due 08/15/2022		2,500	2,550
6.875% due 05/15/2043		1,750	1,899
Associated Materials LLC
9.125% due 11/01/2017		6,000	6,435
Avaya, Inc.
7.000% due 04/01/2019		3,500	3,439
Aviation Capital Group Corp.
7.125% due 10/15/2020		1,000	1,138
Axiall Corp.
4.875% due 05/15/2023		750	766
Bakkavor Finance PLC
8.250% due 02/15/2018	GBP	8,000	12,581
Basic Energy Services, Inc.
7.750% due 02/15/2019		$750	771
Bausch & Lomb, Inc.
9.875% due 11/01/2015		913	950
BC Mountain LLC
7.000% due 02/01/2021		1,750	1,859
BE Aerospace, Inc.
5.250% due 04/01/2022		2,000	2,073
6.875% due 10/01/2020		500	556
Beazer Homes USA, Inc.
6.625% due 04/15/2018		500	543
7.250% due 02/01/2023		2,500	2,563
Berry Plastics Corp.
9.500% due 05/15/2018		9,250	10,372
9.750% due 01/15/2021		5,750	6,749
Beverage Packaging Holdings Luxembourg S.A.
8.000% due 12/15/2016	EUR	6,500	8,374
9.500% due 06/15/2017		2,100	2,779
BI-LO LLC
9.250% due 02/15/2019		$2,000	2,170
Biomet, Inc.
6.500% due 08/01/2020		5,000	5,325
6.500% due 10/01/2020		15,000	15,497
Boardriders S.A.
8.875% due 12/15/2017	EUR	2,050	2,779
Boart Longyear Management Pty. Ltd.
7.000% due 04/01/2021		$375	389
Bombardier, Inc.
6.125% due 05/15/2021	EUR	1,200	1,667
Brickman Group Holdings, Inc.
9.125% due 11/01/2018		$2,000	2,185
Briggs & Stratton Corp.
6.875% due 12/15/2020		500	563
Building Materials Corp. of America
6.750% due 05/01/2021		2,000	2,190
6.875% due 08/15/2018		500	539
7.500% due 03/15/2020		750	823
Bumble Bee Holdco S.C.A.
9.625% due 03/15/2018 (b)		1,500	1,568

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bumble Bee Holdings, Inc.
9.000% due 12/15/2017		$1,898	$2,097
Burger King Capital Holdings LLC
0.000% due 04/15/2019 (b)(d)		12,300	10,762
C10 Capital SPV Ltd.
6.277% due 06/30/2017 (e)	EUR	750	779
Cablevision Systems Corp.
5.875% due 09/15/2022		$5,000	4,969
7.750% due 04/15/2018		225	253
8.000% due 04/15/2020		1,000	1,130
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020		2,250	2,229
10.000% due 12/15/2018		3,750	2,578
11.250% due 06/01/2017		500	534
Calcipar S.A.
6.875% due 05/01/2018		1,000	1,070
Campofrio Food Group S.A.
8.250% due 10/31/2016	EUR	4,000	5,409
Capella Healthcare, Inc.
9.250% due 07/01/2017		$6,000	6,525
Carlson Wagonlit BV
7.500% due 06/15/2019	EUR	2,000	2,718
Casella Waste Systems, Inc.
7.750% due 02/15/2019		$5,000	4,787
Catalent Pharma Solutions, Inc.
7.875% due 10/15/2018		3,500	3,566
9.500% due 04/15/2015		704	704
9.750% due 04/15/2017	EUR	3,960	5,259
CCO Holdings LLC
5.125% due 02/15/2023		$4,000	3,900
5.250% due 03/15/2021		1,000	999
5.250% due 09/30/2022		8,000	7,900
5.750% due 09/01/2023		2,000	2,015
6.500% due 04/30/2021		3,000	3,187
7.000% due 01/15/2019		2,000	2,165
7.250% due 10/30/2017		250	270
CDRT Holding Corp.
9.250% due 10/01/2017 (b)		9,315	9,711
Celanese U.S. Holdings LLC
4.625% due 11/15/2022		2,000	2,015
6.625% due 10/15/2018		1,000	1,086
Cemex Finance LLC
9.625% due 12/14/2017	EUR	1,000	1,402
Cemex S.A.B. de C.V.
9.000% due 01/11/2018		$3,000	3,337
Central Garden and Pet Co.
8.250% due 03/01/2018		2,000	2,070
Cequel Communications Holdings LLC
6.375% due 09/15/2020		3,750	3,909
8.625% due 11/15/2017		1,750	1,875
Cerba European Lab
7.000% due 02/01/2020	EUR	4,000	5,230
Ceridian Corp.
8.875% due 07/15/2019		$1,000	1,169
11.000% due 03/15/2021		4,275	4,606
Cerved Technologies SpA
6.375% due 01/15/2020	EUR	1,800	2,285
8.000% due 01/15/2021		9,000	11,192
CHC Helicopter S.A.
9.250% due 10/15/2020		$6,750	7,210
Chesapeake Energy Corp.
5.750% due 03/15/2023 (a)		1,500	1,524
6.625% due 08/15/2020		1,000	1,098
6.775% due 03/15/2019		2,500	2,613
7.250% due 12/15/2018		1,000	1,140
9.500% due 02/15/2015		4,000	4,540

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	111

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ciech Group Financing AB
9.500% due 11/30/2019	EUR	1,000	$1,418
Cirsa Funding Luxembourg S.A.
8.750% due 05/15/2018		5,750	7,241
CityCenter Holdings LLC
7.625% due 01/15/2016		$500	539
10.750% due 01/15/2017		3,021	3,364
Clean Harbors, Inc.
5.250% due 08/01/2020		3,000	3,112
Clear Channel Communications, Inc.
9.000% due 03/01/2021		7,500	7,041
10.750% due 08/01/2016		4,750	3,693
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		9,000	9,490
7.625% due 03/15/2020		8,000	8,385
Clearwater Paper Corp.
4.500% due 02/01/2023		1,500	1,478
Clearwire Communications LLC
12.000% due 12/01/2015		5,000	5,403
CMA CGM S.A.
8.500% due 04/15/2017		1,750	1,636
8.875% due 04/15/2019	EUR	5,000	5,994
CNL Lifestyle Properties, Inc.
7.250% due 04/15/2019		$2,500	2,513
Codere Finance Luxembourg S.A.
8.250% due 06/15/2015	EUR	2,500	2,411
Coeur d’Alene Mines Corp.
7.875% due 02/01/2021		$2,750	2,918
Columbus McKinnon Corp.
7.875% due 02/01/2019		125	134
CommScope, Inc.
8.250% due 01/15/2019		3,500	3,815
Community Health Systems, Inc.
5.125% due 08/15/2018		1,000	1,050
7.125% due 07/15/2020		3,000	3,259
Comstock Resources, Inc.
7.750% due 04/01/2019		1,000	1,060
9.500% due 06/15/2020		500	550
Concho Resources, Inc.
5.500% due 04/01/2023		1,000	1,043
6.500% due 01/15/2022		1,300	1,424
7.000% due 01/15/2021		200	221
8.625% due 10/01/2017		500	539
CONSOL Energy, Inc.
6.375% due 03/01/2021		650	674
8.250% due 04/01/2020		7,000	7,787
Consolidated Container Co. LLC
10.125% due 07/15/2020		3,500	3,850
Constellation Brands, Inc.
6.000% due 05/01/2022		1,000	1,098
Conti-Gummi Finance BV
7.125% due 10/15/2018	EUR	2,545	3,459
7.500% due 09/15/2017		2,000	2,723
8.500% due 07/15/2015		50	68
Continental Resources, Inc.
7.125% due 04/01/2021		$500	569
8.250% due 10/01/2019		250	279
Continental Rubber Of America Corp.
4.500% due 09/15/2019		1,750	1,798
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		7,000	7,822
10.875% due 12/15/2018	EUR	3,500	5,025
Cooper Standard Automotive, Inc.
8.500% due 05/01/2018		$1,500	1,643
Cooper-Standard Holding, Inc.
7.375% due 04/01/2018 (a)		7,850	7,889

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020		$2,000	$1,750
CPI International, Inc.
8.000% due 02/15/2018		500	523
Crown Americas LLC
6.250% due 02/01/2021		500	549
Crown Castle International Corp.
5.250% due 01/15/2023		2,000	2,043
CSC Holdings LLC
7.625% due 07/15/2018		3,000	3,495
8.625% due 02/15/2019		3,125	3,766
Cyfrowy Polsat Finance AB
7.125% due 05/20/2018	EUR	2,000	2,794
DaVita HealthCare Partners, Inc.
5.750% due 08/15/2022		$1,500	1,566
6.375% due 11/01/2018		2,000	2,133
6.625% due 11/01/2020		1,500	1,632
Del Monte Corp.
7.625% due 02/15/2019		9,650	10,060
Denbury Resources, Inc.
4.625% due 07/15/2023		2,000	1,933
8.250% due 02/15/2020		1,000	1,125
Desarrolladora Homex S.A.B. de C.V.
9.500% due 12/11/2019		2,000	1,730
DFS Furniture Holdings PLC
7.625% due 08/15/2018	GBP	5,000	7,670
9.750% due 07/15/2017		2,250	3,795
Digicel Group Ltd.
8.250% due 09/30/2020		$3,500	3,727
10.500% due 04/15/2018		3,750	4,209
Digicel Ltd.
6.000% due 04/15/2021		5,750	5,736
8.250% due 09/01/2017		2,000	2,135
DineEquity, Inc.
9.500% due 10/30/2018		4,005	4,586
DISH DBS Corp.
5.000% due 03/15/2023		3,250	3,213
5.875% due 07/15/2022		2,000	2,108
6.750% due 06/01/2021		1,000	1,116
7.125% due 02/01/2016		2,000	2,233
7.875% due 09/01/2019		2,250	2,677
DJO Finance LLC
7.750% due 04/15/2018		4,400	4,510
9.750% due 10/15/2017		4,250	4,452
9.875% due 04/15/2018		6,000	6,615
Dresser-Rand Group, Inc.
6.500% due 05/01/2021		1,000	1,073
Eagle Spinco, Inc.
4.625% due 02/15/2021		3,000	3,064
Easton-Bell Sports, Inc.
9.750% due 12/01/2016		2,500	2,697
Edcon Pty. Ltd.
3.453% due 06/15/2014	EUR	900	1,154
9.500% due 03/01/2018		500	641
9.500% due 03/01/2018		$1,000	1,000
El Paso LLC
7.750% due 01/15/2032		3,950	4,445
7.800% due 08/01/2031		5,000	5,589
Emergency Medical Services Corp.
8.125% due 06/01/2019		5,000	5,512
Endo Health Solutions, Inc.
7.000% due 07/15/2019		2,500	2,684
7.000% due 12/15/2020		2,000	2,145
7.250% due 01/15/2022		2,000	2,160
Energy Transfer Equity LP
7.500% due 10/15/2020		1,000	1,158

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EPE Holdings LLC
8.125% due 12/15/2017 (b)		$4,500	$4,736
Era Group, Inc.
7.750% due 12/15/2022		1,750	1,811
ESAL GmbH
6.250% due 02/05/2023		2,500	2,525
Exide Technologies
8.625% due 02/01/2018		1,500	1,296
FGI Operating Co. LLC
7.875% due 05/01/2020		750	791
Fiat Industrial Finance Europe S.A.
6.250% due 03/09/2018	EUR	5,000	7,118
Fidelity National Information Services, Inc.
5.000% due 03/15/2022		$2,500	2,666
First Data Corp.
6.750% due 11/01/2020		5,000	5,237
7.375% due 06/15/2019		2,000	2,138
8.250% due 01/15/2021		10,000	10,450
12.625% due 01/15/2021		8,250	8,982
First Wind Capital LLC
10.250% due 06/01/2018		2,000	2,135
Florida East Coast Railway Corp.
8.125% due 02/01/2017		500	539
FMG Resources Pty. Ltd.
6.000% due 04/01/2017		1,500	1,549
6.875% due 02/01/2018		1,000	1,055
6.875% due 04/01/2022		7,500	7,884
7.000% due 11/01/2015		2,500	2,631
8.250% due 11/01/2019		2,500	2,709
Foodcorp Pty. Ltd.
8.750% due 03/01/2018	EUR	5,550	7,781
Forest Oil Corp.
7.250% due 06/15/2019		$1,750	1,759
Gategroup Finance Luxembourg S.A.
6.750% due 03/01/2019	EUR	2,000	2,589
GCL Holdings S.C.A.
9.375% due 04/15/2018		6,000	8,345
GenCorp, Inc.
7.125% due 03/15/2021		$2,500	2,650
General Cable Corp.
5.750% due 10/01/2022		2,000	2,050
Graphic Packaging International, Inc.
7.875% due 10/01/2018		250	277
Graton Economic Development Authority
9.625% due 09/01/2019		3,200	3,600
Great Canadian Gaming Corp.
6.625% due 07/25/2022	CAD	1,750	1,811
Griffey Intermediate, Inc.
7.000% due 10/15/2020		$13,000	13,325
Griffon Corp.
7.125% due 04/01/2018		1,000	1,085
Grifols, Inc.
8.250% due 02/01/2018		1,250	1,381
Grohe Holding GmbH
4.203% due 09/15/2017	EUR	1,000	1,282
Guala Closures SpA
5.601% due 11/15/2019		2,000	2,605
Gymboree Corp.
9.125% due 12/01/2018		$7,000	6,624
Halcon Resources Corp.
8.875% due 05/15/2021		4,975	5,385
9.750% due 07/15/2020		1,750	1,943
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020 (a)		9,500	9,524
HCA Holdings, Inc.
6.250% due 02/15/2021		5,000	5,344
7.750% due 05/15/2021		5,000	5,581

112	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HCA, Inc.
4.750% due 05/01/2023		$5,000	$4,987
5.875% due 05/01/2023		6,000	6,255
6.500% due 02/15/2020		3,000	3,392
7.250% due 09/15/2020		1,500	1,663
7.500% due 02/15/2022		5,500	6,339
7.875% due 02/15/2020		1,000	1,108
8.500% due 04/15/2019		2,000	2,213
HD Supply, Inc.
7.500% due 07/15/2020		20,000	21,100
8.125% due 04/15/2019		4,000	4,540
10.500% due 01/15/2021		11,500	12,003
11.000% due 04/15/2020		10,000	12,175
11.500% due 07/15/2020		13,545	16,085
HDTFS, Inc.
6.250% due 10/15/2022		1,500	1,635
Headwaters, Inc.
7.625% due 04/01/2019		5,000	5,375
Health Management Associates, Inc.
7.375% due 01/15/2020		2,000	2,205
HeidelbergCement Finance BV
5.625% due 01/04/2018	EUR	250	356
HeidelbergCement Finance Luxembourg S.A.
7.500% due 04/03/2020		4,000	6,223
Hertz Corp.
5.875% due 10/15/2020		$1,000	1,060
6.750% due 04/15/2019		3,000	3,289
7.375% due 01/15/2021		750	838
7.500% due 10/15/2018		500	554
Hexion U.S. Finance Corp.
6.625% due 04/15/2020		3,750	3,779
8.875% due 02/01/2018		5,250	5,460
9.000% due 11/15/2020		10,250	9,789
HJ Heinz Finance Co.
7.125% due 08/01/2039		4,500	5,034
Hologic, Inc.
6.250% due 08/01/2020		2,000	2,138
Host Hotels & Resorts LP
5.250% due 03/15/2022		3,000	3,345
6.000% due 11/01/2020		500	556
9.000% due 05/15/2017		1,000	1,056
Hughes Satellite Systems Corp.
6.500% due 06/15/2019		500	551
7.625% due 06/15/2021		500	574
Huntington Ingalls Industries, Inc.
7.125% due 03/15/2021		650	710
Huntsman International LLC
4.875% due 11/15/2020		2,500	2,528
8.625% due 03/15/2020		500	561
8.625% due 03/15/2021		3,000	3,390
Hyva Global BV
8.625% due 03/24/2016		1,000	1,010
IASIS Healthcare LLC
8.375% due 05/15/2019		13,250	14,015
Igloo Holdings Corp.
8.250% due 12/15/2017 (b)		3,000	3,112
Immucor, Inc.
11.125% due 08/15/2019		1,500	1,718
IMS Health, Inc.
6.000% due 11/01/2020		4,000	4,180
Inaer Aviation Finance Ltd.
9.500% due 08/01/2017	EUR	5,000	6,409
INEOS Group Holdings S.A.
7.875% due 02/15/2016		16,000	20,715
8.500% due 02/15/2016		$1,000	1,020
Infor U.S., Inc.
9.375% due 04/01/2019		5,000	5,694

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Inmet Mining Corp.
8.750% due 06/01/2020		$6,000	$6,660
Intelsat Jackson Holdings S.A.
6.625% due 12/15/2022		10,200	10,837
7.250% due 04/01/2019		2,750	3,018
7.250% due 10/15/2020		7,000	7,717
7.500% due 04/01/2021		1,500	1,676
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 (a)		8,750	8,925
8.125% due 06/01/2023 (a)		10,250	10,455
11.250% due 02/04/2017		2,000	2,133
11.500% due 02/04/2017		13,319	14,151
Interactive Data Corp.
10.250% due 08/01/2018		3,000	3,427
InterGen NV
9.000% due 06/30/2017		2,500	2,469
Interline Brands, Inc.
10.000% due 11/15/2018 (b)		3,500	3,894
inVentiv Health, Inc.
11.000% due 08/15/2018		625	541
Iron Mountain, Inc.
5.750% due 08/15/2024		1,250	1,255
IVS Group
7.125% due 04/01/2020 (a)	EUR	1,500	1,922
J. Crew Group, Inc.
8.125% due 03/01/2019		$5,000	5,400
Jaguar Holding Co.
9.375% due 10/15/2017 (b)		5,000	5,394
9.500% due 12/01/2019		2,000	2,305
Jaguar Land Rover Automotive PLC
5.625% due 02/01/2023		3,500	3,653
7.750% due 05/15/2018		1,500	1,646
8.125% due 05/15/2018	GBP	1,000	1,679
8.125% due 05/15/2021		$1,000	1,130
Jarden Corp.
7.500% due 01/15/2020	EUR	1,000	1,368
JBS USA LLC
7.250% due 06/01/2021		$3,000	3,157
8.250% due 02/01/2020		1,250	1,372
JMC Steel Group
8.250% due 03/15/2018		3,500	3,727
Jo-Ann Stores, Inc.
8.125% due 03/15/2019		7,000	7,350
Kabel Deutschland Holding AG
6.500% due 07/31/2017	EUR	1,000	1,384
Kerling PLC
10.625% due 02/01/2017		2,950	3,527
Kindred Healthcare, Inc.
8.250% due 06/01/2019		$2,500	2,494
KM Germany Holdings GmbH
8.750% due 12/15/2020	EUR	2,500	3,478
KP Germany Erste GmbH
11.625% due 07/15/2017		8,000	11,590
Kraton Polymers LLC
6.750% due 03/01/2019		$1,250	1,313
La Financiere Atalian S.A.
7.250% due 01/15/2020	EUR	5,000	6,550
Labco S.A.S.
8.500% due 01/15/2018		2,500	3,421
Lamar Media Corp.
5.000% due 05/01/2023		$3,000	3,015
Laredo Petroleum, Inc.
7.375% due 05/01/2022		2,500	2,750
9.500% due 02/15/2019		1,000	1,135
Levi Strauss & Co.
6.875% due 05/01/2022		1,500	1,650
7.625% due 05/15/2020		500	553

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.750% due 05/15/2018	EUR	1,000	$1,375
Limited Brands, Inc.
6.625% due 04/01/2021		$675	766
LIN Television Corp.
8.375% due 04/15/2018		500	547
Live Nation Entertainment, Inc.
7.000% due 09/01/2020		2,000	2,160
8.125% due 05/15/2018		3,000	3,277
Logan’s Roadhouse, Inc.
10.750% due 10/15/2017		5,250	4,935
Longview Fibre Paper & Packaging, Inc.
8.000% due 06/01/2016		500	525
Lottomatica Group SpA
8.250% due 03/31/2066	EUR	3,550	4,776
Lynx Corp.
6.000% due 04/15/2021	GBP	2,250	3,522
LyondellBasell Industries NV
5.750% due 04/15/2024		$5,000	5,887
Manitowoc Co., Inc.
8.500% due 11/01/2020		3,500	3,972
Matalan Finance PLC
8.875% due 04/29/2016	GBP	1,500	2,273
9.625% due 03/31/2017		2,000	2,826
McClatchy Co.
9.000% due 12/15/2022		$8,000	8,720
MDC Partners, Inc.
6.750% due 04/01/2020		8,250	8,374
Mead Products LLC
6.750% due 04/30/2020		2,250	2,413
MGM Resorts International
5.875% due 02/27/2014		500	522
6.625% due 07/15/2015		1,750	1,908
6.625% due 12/15/2021		11,750	12,337
6.750% due 10/01/2020		5,000	5,312
7.500% due 06/01/2016		1,750	1,947
7.625% due 01/15/2017		5,000	5,575
7.750% due 03/15/2022		5,000	5,575
8.625% due 02/01/2019		750	878
10.000% due 11/01/2016		750	898
11.125% due 11/15/2017		1,500	1,598
Michael Foods Group, Inc.
9.750% due 07/15/2018		6,000	6,705
Michael Foods Holding, Inc.
8.500% due 07/15/2018		7,185	7,436
Michaels Stores, Inc.
7.750% due 11/01/2018		4,500	4,939
11.375% due 11/01/2016		326	342
Midstates Petroleum Co., Inc.
10.750% due 10/01/2020		7,000	7,805
Milacron LLC
7.750% due 02/15/2021		1,500	1,558
Mobile Challenger Intermediate Group S.A.
8.750% due 03/15/2019	EUR	750	971
8.750% due 03/15/2019	CHF	1,000	1,069
Momentive Performance Materials, Inc.
8.875% due 10/15/2020		$2,500	2,588
9.000% due 01/15/2021		1,750	1,321
Mondi Consumer Packaging International AG
9.750% due 07/15/2017	EUR	500	735
Mongolian Mining Corp.
8.875% due 03/29/2017		$4,000	4,120
Mueller Water Products, Inc.
7.375% due 06/01/2017		4,500	4,652
8.750% due 09/01/2020		200	229
MultiPlan, Inc.
9.875% due 09/01/2018		12,000	13,395

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	113

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mylan, Inc.
6.000% due 11/15/2018		$1,500	$1,648
7.875% due 07/15/2020		750	876
NANA Development Corp.
9.500% due 03/15/2019		3,000	3,026
Nara Cable Funding Ltd.
8.500% due 03/01/2020	EUR	1,000	1,349
8.875% due 12/01/2018		$3,000	3,157
8.875% due 12/01/2018	EUR	5,000	6,746
NBTY, Inc.
9.000% due 10/01/2018		$1,500	1,684
New Academy Finance Co. LLC
8.000% due 06/15/2018 (b)		7,575	7,878
New Gold, Inc.
7.000% due 04/15/2020		250	270
Newfield Exploration Co.
5.625% due 07/01/2024		1,250	1,294
6.875% due 02/01/2020		1,000	1,078
Nexeo Solutions LLC
8.375% due 03/01/2018		1,250	1,225
Nielsen Finance LLC
4.500% due 10/01/2020		5,000	5,019
7.750% due 10/15/2018		850	948
Nokia OYJ
5.375% due 05/15/2019		4,000	3,830
Nokia Siemens Networks Finance BV
6.750% due 04/15/2018	EUR	1,750	2,291
7.125% due 04/15/2020		1,750	2,282
Noranda Aluminum Acquisition Corp.
4.524% due 05/15/2015		$2,059	2,059
Norcell Sweden Holding AB
10.750% due 09/29/2019	EUR	1,500	2,091
Novasep Holding S.A.S.
8.000% due 12/15/2016		$1,013	927
Novelis, Inc.
8.375% due 12/15/2017		2,000	2,200
8.750% due 12/15/2020		5,750	6,512
Nufarm Australia Ltd.
6.375% due 10/15/2019		3,000	3,090
NXP BV
2.945% due 10/15/2013	EUR	280	360
Oasis Petroleum, Inc.
6.500% due 11/01/2021		$2,000	2,190
OGX Austria GmbH
8.375% due 04/01/2022		3,000	2,273
8.500% due 06/01/2018		2,000	1,570
OI European Group BV
6.750% due 09/15/2020	EUR	250	360
Ono Finance PLC
10.875% due 07/15/2019		$6,000	6,240
11.125% due 07/15/2019	EUR	2,600	3,508
Ontex S.A.
7.500% due 04/15/2018		1,250	1,674
9.000% due 04/15/2019		6,000	8,018
Orion Engineered Carbons Bondco GmbH
9.625% due 06/15/2018		$673	752
10.000% due 06/15/2018	EUR	2,250	3,245
Orion Engineered Carbons Finance & Co. S.C.A.
9.250% due 08/01/2019 (b)		$8,000	8,120
OXEA Finance & Cy S.C.A.
9.500% due 07/15/2017		2,822	3,083
9.625% due 07/15/2017	EUR	429	602
Pactiv LLC
7.950% due 12/15/2025		$2,000	1,910
8.375% due 04/15/2027		250	240
Party City Holdings, Inc.
8.875% due 08/01/2020		10,500	11,576

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Peabody Energy Corp.
6.000% due 11/15/2018		$750	$800
6.250% due 11/15/2021		4,820	5,037
6.500% due 09/15/2020		1,000	1,070
Peermont Global Pty. Ltd.
7.750% due 04/30/2014	EUR	9,900	12,533
Perstorp Holding AB
8.750% due 05/15/2017		$4,000	4,250
9.000% due 05/15/2017	EUR	4,000	5,422
11.000% due 08/15/2017		$9,000	9,090
Petco Animal Supplies, Inc.
9.250% due 12/01/2018		5,000	5,537
Petco Holdings, Inc.
8.500% due 10/15/2017 (b)		12,750	13,212
PetroBakken Energy Ltd.
8.625% due 02/01/2020		10,000	10,250
Petroleos de Venezuela S.A.
5.250% due 04/12/2017		20,000	17,450
Picard Bondco S.A.
9.000% due 10/01/2018	EUR	975	1,367
Pilgrim’s Pride Corp.
7.875% due 12/15/2018		$5,000	5,431
Pinnacle Entertainment, Inc.
7.750% due 04/01/2022		1,000	1,079
8.750% due 05/15/2020		1,900	2,097
Pinnacle Foods Finance LLC
8.250% due 09/01/2017		5,000	5,397
Plains Exploration & Production Co.
6.125% due 06/15/2019		2,000	2,200
6.500% due 11/15/2020		1,750	1,943
6.625% due 05/01/2021		2,000	2,210
6.750% due 02/01/2022		1,000	1,119
6.875% due 02/15/2023		1,500	1,706
7.625% due 06/01/2018		500	523
7.625% due 04/01/2020		2,500	2,831
Ply Gem Industries, Inc.
8.250% due 02/15/2018		6,500	7,109
9.375% due 04/15/2017		10,475	11,575
Polymer Group, Inc.
7.750% due 02/01/2019		1,500	1,643
Polypore International, Inc.
7.500% due 11/15/2017		2,000	2,155
Post Holdings, Inc.
7.375% due 02/15/2022		400	440
PQ Corp.
8.750% due 05/01/2018		6,000	6,420
Priory Group PLC
7.000% due 02/15/2018	GBP	550	865
8.875% due 02/15/2019		1,000	1,554
Production Resource Group, Inc.
8.875% due 05/01/2019		$925	705
PVH Corp.
7.375% due 05/15/2020		1,500	1,680
Quebecor Media, Inc.
7.750% due 03/15/2016		1,704	1,740
Quiksilver, Inc.
6.875% due 04/15/2015		3,000	3,000
QVC, Inc.
7.375% due 10/15/2020		500	554
7.500% due 10/01/2019		250	276
R&R Ice Cream PLC
8.375% due 11/15/2017	EUR	6,000	8,364
Radiation Therapy Services, Inc.
8.875% due 01/15/2017		$750	735
9.875% due 04/15/2017		1,500	938
Rain CII Carbon LLC
8.000% due 12/01/2018		3,000	3,187

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.250% due 01/15/2021		$2,000	$2,170
8.500% due 01/15/2021	EUR	1,500	2,009
Range Resources Corp.
5.000% due 08/15/2022		$2,000	2,050
5.000% due 03/15/2023		5,000	5,125
5.750% due 06/01/2021		750	808
6.750% due 08/01/2020		320	354
RBS Global, Inc.
8.500% due 05/01/2018		7,750	8,535
Refresco Group BV
7.375% due 05/15/2018	EUR	4,000	5,409
Regal Entertainment Group
5.750% due 02/01/2025		$1,250	1,231
9.125% due 08/15/2018		1,500	1,691
Regency Energy Partners LP
5.500% due 04/15/2023		3,000	3,225
6.875% due 12/01/2018		600	657
Rex Energy Corp.
8.875% due 12/01/2020		7,000	7,437
Rexel S.A.
6.125% due 12/15/2019		2,000	2,115
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		7,000	7,149
6.875% due 02/15/2021		680	726
7.125% due 04/15/2019		2,000	2,158
7.875% due 08/15/2019		1,000	1,108
8.250% due 02/15/2021		11,000	11,371
8.500% due 05/15/2018		2,625	2,773
9.000% due 04/15/2019		5,500	5,844
9.875% due 08/15/2019		2,750	3,022
Rockies Express Pipeline LLC
5.625% due 04/15/2020		4,000	3,730
Rockwood Specialties Group, Inc.
4.625% due 10/15/2020		4,750	4,887
Roofing Supply Group LLC
10.000% due 06/01/2020		5,000	5,675
Rottapharm Ltd.
6.125% due 11/15/2019	EUR	1,250	1,619
Ryerson, Inc.
9.000% due 10/15/2017		$5,000	5,481
Sable International Finance Ltd.
8.750% due 02/01/2020		2,000	2,270
Sally Holdings LLC
5.750% due 06/01/2022		1,000	1,049
6.875% due 11/15/2019		500	556
Samson Investment Co.
9.750% due 02/15/2020		3,500	3,736
SandRidge Energy, Inc.
7.500% due 03/15/2021		5,000	5,225
8.125% due 10/15/2022		7,250	7,776
8.750% due 01/15/2020		1,250	1,353
Sappi Papier Holding GmbH
6.625% due 04/15/2018	EUR	750	1,013
6.625% due 04/15/2021		$750	778
7.750% due 07/15/2017		500	555
8.375% due 06/15/2019		500	557
SBA Communications Corp.
5.625% due 10/01/2019		1,250	1,291
SBA Telecommunications, Inc.
5.750% due 07/15/2020		1,000	1,044
Schaeffler Finance BV
7.750% due 02/15/2017	EUR	4,500	6,460
7.750% due 02/15/2017		$1,000	1,131
8.500% due 02/15/2019		3,000	3,427
8.750% due 02/15/2019	EUR	6,000	8,691
Scientific Games International, Inc.
6.250% due 09/01/2020		$1,750	1,789
9.250% due 06/15/2019		1,000	1,106

114	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Scotts Miracle-Gro Co.
6.625% due 12/15/2020		$250	$274
Sealed Air Corp.
5.250% due 04/01/2023		2,000	2,013
6.500% due 12/01/2020		3,000	3,300
8.125% due 09/15/2019		2,000	2,273
8.375% due 09/15/2021		2,500	2,875
Sealy Mattress Co.
10.875% due 04/15/2016		558	591
Seneca Gaming Corp.
8.250% due 12/01/2018		250	269
Sensata Technologies BV
6.500% due 05/15/2019		2,500	2,706
Sequa Corp.
7.000% due 12/15/2017		5,375	5,469
Serta Simmons Holdings LLC
8.125% due 10/01/2020		13,500	14,091
ServiceMaster Co.
7.000% due 08/15/2020		5,750	5,980
8.000% due 02/15/2020		1,000	1,078
Seven Seas Cruises S. de R.L. LLC
9.125% due 05/15/2019		250	272
Sidewinder Drilling, Inc.
9.750% due 11/15/2019		5,000	5,050
Silver Borrower
7.750% due 12/15/2020		9,400	10,058
Simmons Foods, Inc.
10.500% due 11/01/2017		2,000	1,998
Sinclair Television Group, Inc.
5.375% due 04/01/2021 (a)		2,250	2,244
6.125% due 10/01/2022		2,000	2,105
Sky Growth Acquisition Corp.
7.375% due 10/15/2020		15,000	15,937
Smithfield Foods, Inc.
6.625% due 08/15/2022		3,000	3,277
7.750% due 07/01/2017		1,000	1,164
Snoqualmie Entertainment Authority
4.223% due 02/01/2014		2,000	2,000
9.125% due 02/01/2015		425	426
Sophia LP
9.750% due 01/15/2019		9,500	10,640
Southern Graphics, Inc.
8.375% due 10/15/2020		3,250	3,380
Spectrum Brands Escrow Corp.
6.375% due 11/15/2020		500	538
6.625% due 11/15/2022		4,000	4,350
Spectrum Brands, Inc.
6.750% due 03/15/2020		2,500	2,709
9.500% due 06/15/2018		3,550	4,038
St Barbara Ltd.
8.875% due 04/15/2018		2,500	2,556
Station Casinos LLC
7.500% due 03/01/2021		9,000	9,292
Steel Dynamics, Inc.
6.125% due 08/15/2019		1,000	1,085
6.375% due 08/15/2022		500	543
STHI Holding Corp.
8.000% due 03/15/2018		3,000	3,292
Studio City Finance Ltd.
8.500% due 12/01/2020		3,000	3,307
Styrolution Group GmbH
7.625% due 05/15/2016	EUR	6,000	8,076
Suburban Propane Partners LP
7.375% due 08/01/2021		$154	171
7.500% due 10/01/2018		422	460
Sun Products Corp.
7.750% due 03/15/2021		10,000	10,125

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SunGard Data Systems, Inc.
6.625% due 11/01/2019		$4,000	$4,150
7.375% due 11/15/2018		2,750	2,956
7.625% due 11/15/2020		2,500	2,722
Sunrise Communications Holdings S.A.
8.500% due 12/31/2018	EUR	5,000	6,941
Sunrise Communications International S.A.
5.625% due 12/31/2017	CHF	1,000	1,081
7.000% due 12/31/2017	EUR	600	827
Syniverse Holdings, Inc.
9.125% due 01/15/2019		$750	827
Taminco Acquisition Corp.
9.125% due 12/15/2017		10,950	11,114
Taminco Global Chemical Corp.
9.750% due 03/31/2020		5,000	5,587
Techem GmbH
6.125% due 10/01/2019	EUR	1,500	2,067
Telefonica Emisiones S.A.U.
5.134% due 04/27/2020		$5,500	5,808
5.289% due 12/09/2022	GBP	5,000	7,869
5.375% due 02/02/2026		3,000	4,593
5.462% due 02/16/2021		$1,000	1,079
Tenet Healthcare Corp.
8.000% due 08/01/2020		5,000	5,531
Terex Corp.
6.000% due 05/15/2021		2,300	2,432
6.500% due 04/01/2020		2,250	2,410
Thermon Industries, Inc.
9.500% due 05/01/2017		145	162
TMF Group Holding BV
9.875% due 12/01/2019	EUR	5,250	6,965
Tomkins LLC
9.000% due 10/01/2018		$2,534	2,835
Townsquare Radio LLC
9.000% due 04/01/2019		5,000	5,487
TransDigm, Inc.
5.500% due 10/15/2020		3,000	3,142
7.750% due 12/15/2018		6,000	6,615
TransUnion Holding Co., Inc.
8.125% due 06/15/2018 (b)		7,500	8,044
9.625% due 06/15/2018		4,000	4,370
TransUnion LLC
11.375% due 06/15/2018		3,000	3,465
Trinseo Materials Operating S.C.A.
8.750% due 02/01/2019		3,000	2,977
Triumph Group, Inc.
4.875% due 04/01/2021		2,500	2,531
8.625% due 07/15/2018		500	558
Truven Health Analytics, Inc.
10.625% due 06/01/2020		7,000	8,015
U.S. Coatings Acquisition, Inc.
7.375% due 05/01/2021		4,500	4,753
United Rentals North America, Inc.
5.750% due 07/15/2018		250	272
6.125% due 06/15/2023		1,000	1,075
7.375% due 05/15/2020		1,000	1,115
7.625% due 04/15/2022		4,250	4,771
8.250% due 02/01/2021		1,000	1,138
8.375% due 09/15/2020		3,000	3,360
10.250% due 11/15/2019		500	584
Unitymedia Hessen GmbH & Co. KG
5.500% due 09/15/2022	EUR	4,000	5,119
5.750% due 01/15/2023		6,000	7,787
7.500% due 03/15/2019		$250	275
7.500% due 03/15/2019	EUR	550	769
8.125% due 12/01/2017		386	534

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Unitymedia KabelBW GmbH
9.500% due 03/15/2021	EUR	1,800	$2,648
Universal Health Services, Inc.
7.000% due 10/01/2018		$500	546
Univision Communications, Inc.
6.750% due 09/15/2022		4,000	4,340
6.875% due 05/15/2019		2,000	2,150
7.875% due 11/01/2020		1,500	1,658
8.500% due 05/15/2021		12,000	13,020
UPC Holding BV
6.375% due 09/15/2022	EUR	10,000	12,761
6.750% due 03/15/2023	CHF	3,800	4,023
6.750% due 03/15/2023	EUR	2,000	2,551
8.000% due 11/01/2016		2,000	2,646
8.375% due 08/15/2020		10,000	14,095
9.750% due 04/15/2018		750	1,016
UPCB Finance Ltd.
6.375% due 07/01/2020		1,500	2,048
6.625% due 07/01/2020		$2,500	2,700
6.875% due 01/15/2022		750	819
7.625% due 01/15/2020	EUR	1,000	1,397
US Foods, Inc.
8.500% due 06/30/2019		$4,000	4,265
USG Corp.
7.875% due 03/30/2020		1,000	1,143
8.375% due 10/15/2018		1,500	1,665
9.750% due 01/15/2018		4,661	5,547
Valeant Pharmaceuticals International
6.375% due 10/15/2020		250	264
6.500% due 07/15/2016		750	787
6.750% due 10/01/2017		250	270
6.750% due 08/15/2021		4,000	4,280
6.875% due 12/01/2018		2,000	2,159
7.000% due 10/01/2020		3,500	3,789
7.250% due 07/15/2022		2,375	2,595
Vanguard Health Holding Co. LLC
7.750% due 02/01/2019		2,000	2,150
8.000% due 02/01/2018		6,000	6,420
Verisure Holding AB
8.750% due 12/01/2018	EUR	6,500	8,707
Vertellus Specialties, Inc.
9.375% due 10/01/2015		$2,000	1,785
Visant Corp.
10.000% due 10/01/2017		2,000	1,835
VPI Escrow Corp.
6.375% due 10/15/2020		2,750	2,912
VWR Funding, Inc.
7.250% due 09/15/2017		12,000	12,765
Walter Energy, Inc.
8.500% due 04/15/2021		10,700	10,994
9.875% due 12/15/2020		5,750	6,267
Warner Chilcott Co. LLC
7.750% due 09/15/2018		8,000	8,590
Watco Cos. LLC
6.375% due 04/01/2023		9,200	9,510
Wells Enterprises, Inc.
6.750% due 02/01/2020		1,000	1,058
Welltec A/S
8.000% due 02/01/2019		4,500	4,939
Whiting Petroleum Corp.
6.500% due 10/01/2018		500	540
Windstream Corp.
7.000% due 03/15/2019		1,250	1,283
7.750% due 10/15/2020		1,000	1,090
7.750% due 10/01/2021		1,500	1,641
7.875% due 11/01/2017		1,000	1,148

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	115

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wolverine World Wide, Inc.
6.125% due 10/15/2020		$1,000	$1,066
Wynn Las Vegas LLC
5.375% due 03/15/2022		3,000	3,161
7.750% due 08/15/2020		2,000	2,253
Xefin Lux S.C.A.
8.000% due 06/01/2018	EUR	3,000	4,172
YCC Holdings LLC
10.250% due 02/15/2016 (b)		$2,500	2,591
Zayo Group LLC
8.125% due 01/01/2020		1,000	1,125
10.125% due 07/01/2020		1,500	1,774
Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	3,000	4,163
Zobele Holding SpA
7.875% due 02/01/2018		4,000	5,332

			2,236,440

UTILITIES 6.8%
Access Midstream Partners LP
4.875% due 05/15/2023		$2,500	2,472
6.125% due 07/15/2022		500	539
AES Corp.
7.375% due 07/01/2021		3,500	4,077
8.000% due 10/15/2017		3,000	3,544
8.000% due 06/01/2020		4,000	4,760
Atlas Pipeline Partners LP
6.625% due 10/01/2020		1,000	1,048
Calpine Corp.
7.500% due 02/15/2021		3,150	3,473
7.875% due 07/31/2020		675	743
7.875% due 01/15/2023		900	1,004
Covanta Holding Corp.
6.375% due 10/01/2022		1,500	1,641
7.250% due 12/01/2020		100	111
Drill Rigs Holdings, Inc.
6.500% due 10/01/2017		1,500	1,523
Eileme AB
11.750% due 01/31/2020	EUR	4,000	5,948
Energy Future Intermediate Holding Co. LLC
6.875% due 08/15/2017		$2,000	2,115
10.000% due 12/01/2020		15,461	17,512
11.750% due 03/01/2022		8,750	10,106
EP Energy LLC
6.875% due 05/01/2019		500	550
9.375% due 05/01/2020		14,000	16,240
Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016		2,500	2,663
Frontier Communications Corp.
7.125% due 03/15/2019		2,506	2,719
7.125% due 01/15/2023		1,000	1,016
7.625% due 04/15/2024 (a)		1,900	1,959

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.875% due 04/15/2015		$500	$573
8.125% due 10/01/2018		1,500	1,718
Linn Energy LLC
6.500% due 05/15/2019		1,000	1,051
7.750% due 02/01/2021		625	673
MarkWest Energy Partners LP
4.500% due 07/15/2023		3,000	2,940
5.500% due 02/15/2023		1,000	1,053
MetroPCS Wireless, Inc.
6.250% due 04/01/2021		2,250	2,298
6.625% due 11/15/2020		3,000	3,146
6.625% due 04/01/2023		5,000	5,119
Midwest Generation LLC
8.560% due 01/02/2016^(g)		3,375	3,307
NFR Energy LLC
9.750% due 02/15/2017		11,000	11,137
NGPL PipeCo LLC
7.119% due 12/15/2017		1,500	1,605
9.625% due 06/01/2019		2,500	2,812
NRG Energy, Inc.
6.625% due 03/15/2023		1,250	1,331
7.625% due 01/15/2018		4,000	4,570
7.875% due 05/15/2021		3,000	3,352
8.250% due 09/01/2020		5,000	5,669
8.500% due 06/15/2019		2,000	2,205
Portugal Telecom International Finance BV
5.000% due 11/04/2019	EUR	2,000	2,599
Sprint Capital Corp.
6.875% due 11/15/2028		$8,000	8,220
6.900% due 05/01/2019		7,000	7,717
8.750% due 03/15/2032		9,500	11,376
Sprint Nextel Corp.
6.000% due 12/01/2016		2,500	2,719
6.000% due 11/15/2022		13,000	13,422
7.000% due 03/01/2020		2,000	2,335
8.375% due 08/15/2017		1,500	1,753
9.000% due 11/15/2018		2,000	2,478
Talos Production LLC
9.750% due 02/15/2018		4,500	4,477
Targa Resources Partners LP
5.250% due 05/01/2023		1,000	1,045
6.375% due 08/01/2022		1,000	1,098
6.875% due 02/01/2021		1,000	1,100
Techem Energy Metering Service GmbH & Co. KG
7.875% due 10/01/2020	EUR	2,750	3,789
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021		$2,950	3,311
VimpelCom Holdings BV
7.504% due 03/01/2022		1,450	1,617

			209,378

Total Corporate Bonds & Notes (Cost $2,692,237)			2,815,263

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%
Hologic, Inc.
2.000% due 12/15/2037	$1,000	$1,006

Total Convertible Bonds & Notes (Cost $975)		1,006

	SHARES
COMMON STOCKS 0.0%

HEALTH CARE 0.0%
NVHL S.A. ‘A’ (c)(k)	21,410	39
NVHL S.A. ‘B’ (c)(k)	21,410	39
NVHL S.A. ‘C’ (c)(k)	21,410	39
NVHL S.A. ‘D’ (c)(k)	21,410	39
NVHL S.A. ‘E’ (c)(k)	21,410	38
NVHL S.A. ‘F’ (c)(k)	21,410	38
NVHL S.A. ‘G’ (c)(k)	21,410	38
NVHL S.A. ‘H’ (c)(k)	21,410	38
NVHL S.A. ‘I’ (c)(k)	21,410	38
NVHL S.A. ‘J’ (c)(k)	21,410	38

Total Common Stocks (Cost $697)		384

PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
Ally Financial, Inc.
7.000% due 04/29/2013 (e)	6,000	5,934
GMAC Capital Trust
8.125% due 02/15/2040	40,000	1,088

Total Preferred Securities (Cost $6,728)		7,022

SHORT-TERM INSTRUMENTS 6.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (f) 6.7%
PIMCO Short-Term Floating NAV Portfolio	9,908,648	99,156
PIMCO Short-Term Floating NAV Portfolio III	10,651,194	106,437

		205,593

Total Short-Term Instruments (Cost $205,687)		205,593

Total Investments 100.5% (Cost $2,951,244)		$3,074,174

Other Assets and Liabilities (Net) (0.5%)		(14,241)

Net Assets 100.0%		$3,059,933

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind bond security.
(c)	Security did not produce income within the last twelve months.
(d)	Security becomes interest bearing at a future date.
(e)	Perpetual maturity, date shown represents next contractual call date.
(f)	Affiliated to the Fund.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $1,488 at a weighted average interest rate of (8.182%).

116	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

(h)	Securities with an aggregate market value of $591 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
BRC	(0.750%)	02/27/2013	02/26/2015	EUR 471	$(604)

(i)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Cash of $743 has been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation
CDX.HY-19 5-Year Index	5.000%	12/20/2017	$15,000	$640	$664

(j)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized Appreciation
CDX.HY-15 5-Year Index	CBK	5.000%	12/20/2015	$	9,600	$747	$354	$393
CDX.HY-16 5-Year Index	BRC	5.000%	06/20/2016		14,160	1,053	387	666
CDX.HY-16 5-Year Index	DUB	5.000%	06/20/2016		480	36	2	34
CDX.HY-18 5-Year Index	BOA	5.000%	06/20/2017		9,900	524	(427)	951
CDX.HY-18 5-Year Index	BPS	5.000%	06/20/2017		4,950	262	(189)	451
CDX.HY-18 5-Year Index	CBK	5.000%	06/20/2017		9,900	523	(50)	573
CDX.HY-18 5-Year Index	FBF	5.000%	06/20/2017		4,950	262	(176)	438

						$3,407	$(99)	$3,506

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(k)	Restricted securities as of March 31, 2013:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
NVHL S.A. ‘A’	03/09/2012	$69	$39	0.00%
NVHL S.A. ‘B’	03/09/2012	69	39	0.00%
NVHL S.A. ‘C’	03/09/2012	69	39	0.00%
NVHL S.A. ‘D’	03/09/2012	69	39	0.00%
NVHL S.A. ‘E’	03/09/2012	70	38	0.00%
NVHL S.A. ‘F’	03/09/2012	70	38	0.00%
NVHL S.A. ‘G’	03/09/2012	70	38	0.00%
NVHL S.A. ‘H’	03/09/2012	70	38	0.00%
NVHL S.A. ‘I’	03/09/2012	70	38	0.00%
NVHL S.A. ‘J’	03/09/2012	70	38	0.00%

		$696	$384	0.01%

(l)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	EUR	5,658	$	7,295	BPS	$43	$0	$43
04/2013		14,221		18,433	BRC	204	0	204
04/2013		183,221		239,810	CBK	4,948	0	4,948
04/2013		4,682		6,097	DUB	96	0	96

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	117

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	EUR	182,196	$	242,089	GLM	$8,541	$0	$8,541
04/2013		4,599		5,993	HUS	98	0	98
04/2013		1,681		2,216	JPM	61	0	61
04/2013		1,381		1,794	RBC	23	0	23
04/2013		8,250		10,797	RYL	222	0	222
04/2013	GBP	59,224		89,784	BOA	0	(204)	(204)
04/2013		1,208		1,835	BRC	0	(1)	(1)
04/2013		464		702	HUS	0	(4)	(4)
04/2013		8,613		12,873	JPM	0	(214)	(214)
04/2013		5,848		8,783	RBC	0	(102)	(102)
04/2013	$	510,698	EUR	396,659	BOA	0	(2,241)	(2,241)
04/2013		1,025		782	CBK	0	(22)	(22)
04/2013		112,354	GBP	74,149	WST	312	0	312
05/2013	CHF	3,800	$	4,038	BPS	33	0	33
05/2013		3,978		4,338	BRC	146	0	146
05/2013		995		1,051	RYL	2	0	2
05/2013	EUR	396,659		510,807	BOA	2,253	0	2,253
05/2013		4,134		5,304	FBF	3	0	3
05/2013	GBP	430		650	RBC	0	(3)	(3)
05/2013		74,149		112,336	WST	0	(312)	(312)
05/2013	$	859	CHF	817	BRC	2	0	2
05/2013		27		25	RBC	0	(1)	(1)
05/2013		192	EUR	150	DUB	0	0	0
06/2013	CAD	1,754	$	1,704	RYL	0	(20)	(20)

						$16,987	$(3,124)	$13,863

(m)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Bank Loan Obligations	$0	$42,328	$2,578	$44,906
Corporate Bonds & Notes
Banking & Finance	0	369,445	0	369,445
Industrials	0	2,234,518	1,922	2,236,440
Utilities	0	206,071	3,307	209,378
Convertible Bonds & Notes
Industrials	0	1,006	0	1,006
Common Stocks
Health Care	0	0	384	384
Preferred Securities
Banking & Finance	1,088	5,934	0	7,022
Short-Term Instruments
Central Funds Used for Cash Management Purposes	205,593	0	0	205,593
	$206,681	$2,859,302	$8,191	$3,074,174

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Financial Derivative Instruments - Assets
Credit Contracts	$0	$4,170	$0	$4,170
Foreign Exchange Contracts	0	16,987	0	16,987
	$0	$21,157	$0	$21,157

Financial Derivative Instruments - Liabilities
Foreign Exchange Contracts	$0	$(3,124)	$0	$(3,124)

Totals	$206,681	$2,877,335	$8,191	$3,092,207

(ii) Assets valued at $5,488 were transferred from Level 1 to Level during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (2)
Investments, at value
Bank Loan Obligations	$0	$2,475	$0	$1	$0	$102	$0	$0	$2,578	$102
Corporate Bonds & Notes
Banking & Finance	1,349	0	0	0	0	87	0	(1,436)	0	0
Industrials	0	1,929	0	0	0	(7)	0	0	1,922	(7)
Utilities	117	3,532	(354)	3	2	7	0	0	3,307	11
Common Stocks
Health Care	0	696	0	0	0	(312)	0	0	384	(312)

Totals	$1,466	$8,632	$(354)	$4	$2	$(123)	$0	$(1,436)	$8,191	$(206)

118	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique		Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Bank Loan Obligations	$2,578	Third Party Vendor		Broker Quote	103.13
Corporate Bonds & Notes
Industrials	1,922	Benchmark Pricing		Base Price	100.00
Utilities	3,307	Third Party Vendor		Broker Quote	98.00
Common Stocks
Health Care	384	Other Valuation Techniques	(3)	—	—

Total	$8,191

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$29	$0	$0	$0	$29
Unrealized appreciation on foreign currency contracts	0	0	0	16,987	0	16,987
Unrealized appreciation on OTC swap agreements	0	3,506	0	0	0	3,506

	$0	$3,535	$0	$16,987	$0	$20,522

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$3,124	$0	$3,124

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized gain on swaps	$0	$2,302	$0	$0	$0	$2,302
Net realized (loss) on foreign currency transactions	0	0	0	(3,436)	0	(3,436)

	$0	$2,302	$0	$(3,436)	$0	$(1,134)

Net Change in Unrealized Appreciation on Derivatives:
Net change in unrealized appreciation on swaps	$0	$4,790	$0	$0	$0	$4,790
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	16,100	0	16,100

	$0	$4,790	$0	$16,100	$0	$20,890

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open centrally cleared swaps cumulative appreciation of $664 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	119

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

March 31, 2013

(o)	Collateral (Received) for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)	Net Exposures (1)
BOA	$332	$(690)	$(358)
BPS	338	(300)	38
BRC	1,404	(1,390)	14
CBK	6,196	(6,850)	(654)
DUB	132	(40)	92
FBF	265	(260)	5
GLM	8,541	(9,220)	(679)
HUS	94	0	94
JPM	(153)	0	(153)
RBC	(83)	0	(83)
RYL	204	0	204

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

120	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Income Fund

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 6.2%
AES Corporation
3.750% due 05/27/2018		$2,299	$2,334
Air Medical Group Holdings, Inc.
6.500% due 05/29/2018		11,222	11,502
Alliance Boots Holdings Ltd.
3.993% due 07/10/2017	GBP	2,400	3,611
4.500% due 07/31/2017		98,100	147,381
Allison Transmission, Inc.
4.250% due 08/23/2019		$12,438	12,610
AWAS Aviation Capital Ltd.
4.750% due 07/16/2018		3,429	3,463
Bausch & Lomb, Inc.
5.250% due 05/17/2019		9,925	10,032
Biomet, Inc.
3.954% - 4.197% due 07/25/2017		13,482	13,637
Caesars Entertainment Operating Co., Inc.
3.204% due 01/28/2015		4,732	4,728
Candy Intermediate Holdings, Inc.
7.500% - 8.500% due 06/18/2018		21,845	22,337
CCM Merger, Inc.
6.000% due 03/01/2017		1,791	1,810
Charter Communications, Inc.
4.000% due 05/15/2019		5,940	6,013
Chrysler Group LLC
6.000% due 05/24/2017		9,825	10,031
Clear Channel Communications, Inc.
3.854% due 01/29/2016		9,000	7,999
Commercial Barge Line Co.
7.250% due 09/15/2019		1,700	1,704
Community Health Systems, Inc.
2.454% due 07/25/2014		448	449
DaVita, Inc.
4.000% due 11/01/2019		20,648	20,889
Del Monte Foods Co.
4.000% due 03/08/2018		5,977	6,004
Delos Aircraft, Inc.
4.750% due 04/12/2016		14,700	14,810
Emergency Medical Services Corp.
4.000% due 05/25/2018		5,678	5,712
Equity Office Properties Trust
1.405% due 02/05/2014		112,802	117,637
FMG America Finance, Inc.
5.250% due 10/18/2017		40,795	41,327
GFA Brands, Inc.
7.000% due 07/02/2018		9,700	9,858
HCA, Inc.
2.704% due 05/02/2016		9,000	9,035
HD Supply, Inc.
4.500% due 10/12/2017		16,930	17,112
Health Management Associates, Inc.
3.500% due 11/18/2018		2,917	2,945
Hertz Corp.
3.750% due 03/11/2018		5,388	5,430
Hilton Hotels Corp.
3.576% due 11/30/2015		222,414	219,799
3.954% due 11/15/2015		9,981	9,831
HJ Heinz Co.
3.500% due 03/27/2020		31,000	30,923
Hologic, Inc.
4.500% due 08/01/2019		7,463	7,575
Ineos U.S. Finance LLC
6.500% due 05/04/2018		13,380	13,610
Intelsat Jackson Holdings Ltd.
4.500% due 04/02/2018		69,825	71,003

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kinetic Concepts, Inc.
5.500% due 05/04/2018		$13,892	$14,162
MGM Resorts International, Inc.
3.284% due 12/20/2017		94,862	95,218
4.250% due 12/20/2019		12,469	12,694
NFR Energy LLC
8.750% due 12/31/2018		10,000	10,313
NGPL PipeCo LLC
6.750% due 09/15/2017		5,400	5,485
Novelis, Inc.
3.750% due 03/10/2017		2,933	2,976
Nuveen Investments, Inc.
5.204% due 05/13/2017		2,976	3,033
OSI Restaurant Partners LLC
4.750% due 10/26/2019		12,188	12,375
Quintiles Transnational Corp.
4.500% due 06/08/2018		11,391	11,567
Rexnord LLC
4.500% due 04/01/2018		2,963	2,998
Reynolds Group Holdings, Inc.
4.750% due 09/28/2018		9,950	10,106
Royal Bank of Scotland PLC
6.500% due 03/22/2020		9,600	9,714
ServiceMaster Co.
4.250% due 01/31/2017		14,963	15,121
Spectrum Brands, Inc.
5.000% due 12/17/2019	CAD	12,814	12,677
Springleaf Financial Funding Co.
5.500% due 05/10/2017		$300,734	303,225
Station Casinos, Inc.
5.000% due 03/01/2020		11,000	11,138
Stockbridge SBE Holdings LLC
13.000% due 05/02/2017		14,600	15,878
SUPERVALU, Inc.
6.250% due 03/21/2019		24,500	24,962
Texas Competitive Electric Holdings Co. LLC
4.702% - 4.792% due 10/10/2017		2,870	2,045
Tribune Co.
4.000% due 12/31/2019		1,397	1,412
U.S. Coatings Acquisition, Inc.
4.750% due 02/01/2020		5,500	5,579
Univision Communications Inc.
4.750% due 03/01/2020		83,500	84,095
Univision Communications, Inc.
2.204% due 09/29/2014		4,139	4,156
4.452% due 03/31/2017		77,170	77,658
Valeant Pharmaceuticals International, Inc.
3.500% due 02/13/2019		9,975	10,077
3.500% due 12/11/2019		2,494	2,518
Walter Energy, Inc.
5.750% due 04/01/2018		4,644	4,678
Warner Chilcott Co. LLC
4.250% due 03/15/2018		1,728	1,753
Wilsonart LLC
5.500% due 10/31/2019		7,481	7,600
WMG Acquisition Corp.
5.250% due 11/01/2018		296	302
Yankee Candle Company, Inc.
5.250% due 04/02/2019		4,062	4,109

Total Bank Loan Obligations (Cost $1,598,735)			1,642,765

CORPORATE BONDS & NOTES 17.8%

BANKING & FINANCE 9.9%
Abbey National Treasury Services PLC
1.881% due 04/25/2014		12,000	12,116

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 04/27/2016		$10,000	$10,642
ABN AMRO Bank NV
2.072% due 01/30/2014		15,000	15,184
ABN AMRO North American Holding Preferred Capital Repackage Trust
3.388% due 04/29/2013 (f)		3,000	3,000
AGFC Capital Trust
6.000% due 01/15/2067		43,500	35,452
Alexandria Real Estate Equities, Inc.
4.600% due 04/01/2022		13,000	14,044
Ally Financial, Inc.
3.680% due 06/20/2014		4,500	4,627
4.625% due 06/26/2015		17,100	17,901
5.500% due 02/15/2017		5,000	5,434
6.000% due 03/15/2019		1,190	1,190
6.200% due 03/15/2016		2,652	2,671
6.750% due 12/01/2014		400	431
7.000% due 05/15/2018		2,380	2,383
7.250% due 09/15/2017		1,778	1,779
7.500% due 12/31/2013		5,000	5,225
7.500% due 11/15/2016		2,040	2,042
8.000% due 03/15/2020		5,000	6,238
American International Group, Inc.
3.750% due 11/30/2013		20,000	20,412
4.250% due 05/15/2013		500	502
5.000% due 06/26/2017	EUR	500	723
6.765% due 11/15/2017	GBP	7,070	12,874
8.625% due 05/22/2068		500	938
AyT Cedulas Cajas Fondo de Titulizacion de Activos
3.750% due 06/30/2025	EUR	8,700	8,873
4.000% due 04/07/2014		11,000	14,343
4.750% due 12/04/2018		3,000	3,855
AyT Cedulas Cajas Global
4.250% due 10/25/2023		5,000	5,552
4.750% due 05/25/2027		20,100	21,745
Banco do Brasil S.A.
3.058% due 07/02/2014		$1,000	1,010
4.500% due 01/20/2016	EUR	6,000	8,183
5.875% due 01/19/2023		$12,500	13,469
6.000% due 01/22/2020		4,000	4,630
Banco Santander Brasil S.A.
2.380% due 03/18/2014		15,000	15,041
4.250% due 01/14/2016		14,500	15,189
4.500% due 04/06/2015		4,500	4,703
Banco Votorantim S.A.
5.250% due 02/11/2016		20,000	21,350
Bank of Scotland PLC
7.286% due 05/31/2016 (f)	GBP	500	757
Barclays Bank PLC
14.000% due 06/15/2019 (f)		4,000	8,219
BBVA Bancomer S.A.
4.500% due 03/10/2016		$5,000	5,338
BioMed Realty LP
6.125% due 04/15/2020		2,000	2,349
BNP Paribas S.A.
7.195% due 06/25/2037 (f)		2,025	2,096
Caisse Centrale du Credit Immobilier de France S.A.
3.132% due 08/09/2013	EUR	51,120	66,066
3.750% due 03/10/2014		15,770	20,668
3.750% due 01/22/2015		17,185	22,705
Cantor Fitzgerald LP
6.375% due 06/26/2015		$11,500	11,654
7.875% due 10/15/2019		7,900	8,323
Cedulas Fondo de Titulizacion de Activos
0.251% due 04/08/2016	EUR	5,000	5,671
4.250% due 03/28/2027		19,200	20,320
4.250% due 04/10/2031		100,500	98,660

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	121

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CIT Group, Inc.
5.250% due 04/01/2014		$17,800	$18,534
Citigroup, Inc.
1.755% due 01/13/2014		29,000	29,270
2.293% due 08/13/2013		5,000	5,033
4.587% due 12/15/2015		5,000	5,423
6.000% due 08/15/2017		500	585
6.500% due 08/19/2013		5,000	5,113
Credit Agricole S.A.
5.136% due 02/24/2016 (f)	GBP	8,450	11,915
Dexia Credit Local S.A.
5.375% due 07/21/2014	EUR	22,589	29,619
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$7,000	7,525
Eksportfinans ASA
0.505% due 04/05/2013		5,650	5,649
0.505% due 10/07/2013		900	890
0.890% due 06/16/2015	JPY	100,000	978
1.600% due 03/20/2014		51,000	530
1.875% due 04/02/2013		$6,970	6,970
2.000% due 09/15/2015		18,100	17,388
2.375% due 05/25/2016		23,300	22,183
3.000% due 11/17/2014		26,350	26,229
5.500% due 05/25/2016		3,900	4,054
5.500% due 06/26/2017		1,000	1,038
Everglades Re Ltd.
17.821% due 10/31/2015		1,500	1,640
Export-Import Bank of Korea
4.000% due 01/29/2021		3,000	3,247
Ford Motor Credit Co. LLC
6.625% due 08/15/2017		2,000	2,336
8.000% due 06/01/2014		8,000	8,608
8.700% due 10/01/2014		4,517	5,012
12.000% due 05/15/2015		12,000	14,587
GMAC International Finance BV
7.500% due 04/21/2015	EUR	3,500	4,896
Goldman Sachs Group, Inc.
0.574% due 01/30/2017		10,000	12,444
6.250% due 09/01/2017		$500	588
Goodman Funding Pty. Ltd.
6.375% due 04/15/2021		4,000	4,662
Hanover Insurance Group, Inc.
6.375% due 06/15/2021		6,500	7,523
HBOS Capital Funding LP
6.461% due 11/30/2018 (f)	GBP	1,400	2,005
HBOS PLC
6.750% due 05/21/2018		$29,500	32,950
Healthcare Realty Trust, Inc.
5.750% due 01/15/2021		5,000	5,711
Hospitality Properties Trust
5.000% due 08/15/2022		26,895	28,729
5.125% due 02/15/2015		2,000	2,093
6.300% due 06/15/2016		10,000	11,117
6.700% due 01/15/2018		12,000	13,761
7.875% due 08/15/2014		2,000	2,112
HSBC Finance Corp.
6.676% due 01/15/2021		20,000	23,717
ICICI Bank Ltd.
5.750% due 11/16/2020		19,700	21,798
Ineos Finance PLC
7.250% due 02/15/2019	EUR	53,300	72,422
7.500% due 05/01/2020		$4,400	4,813
8.375% due 02/15/2019		58,900	65,379
9.000% due 05/15/2015		900	952
International Lease Finance Corp.
5.625% due 09/20/2013		500	510
5.750% due 05/15/2016		3,800	4,123

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 05/01/2013		$3,950	$3,971
6.250% due 05/15/2019		2,600	2,860
6.500% due 09/01/2014		35,400	37,878
6.750% due 09/01/2016		4,000	4,540
7.125% due 09/01/2018		27,100	31,978
8.750% due 03/15/2017		1,500	1,772
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		50,000	51,050
5.500% due 08/06/2022		83,000	86,735
Jefferies Finance LLC
7.375% due 04/01/2020		4,700	4,806
Jefferies Group, Inc.
5.125% due 04/13/2018		6,500	7,118
5.125% due 01/20/2023		23,700	25,159
6.500% due 01/20/2043		52,300	56,025
8.500% due 07/15/2019		32,780	40,972
Kilroy Realty LP
4.800% due 07/15/2018		11,000	12,292
5.000% due 11/03/2015		22,000	23,958
Korea Exchange Bank
3.125% due 06/26/2017		10,500	11,042
LBG Capital PLC
6.439% due 05/23/2020	EUR	1,700	2,193
7.588% due 05/12/2020	GBP	13,534	21,233
7.625% due 12/09/2019		2,000	3,139
7.625% due 10/14/2020	EUR	500	667
7.867% due 12/17/2019	GBP	2,300	3,635
7.869% due 08/25/2020		11,200	17,928
7.975% due 09/15/2024		1,700	2,692
9.000% due 12/15/2019		449	751
9.125% due 07/15/2020		651	1,085
9.875% due 02/10/2023		300	497
15.000% due 12/21/2019	EUR	500	921
Merrill Lynch & Co., Inc.
0.486% due 01/31/2014		11,600	14,852
0.510% due 05/30/2014		5,000	6,390
0.659% due 07/22/2014		7,000	8,959
6.150% due 04/25/2013		$21,205	21,280
6.400% due 08/28/2017		2,800	3,291
7.750% due 04/30/2018	GBP	3,300	6,258
Morgan Stanley
0.510% due 11/29/2013	EUR	25,000	32,058
0.619% due 01/16/2017		10,000	12,421
5.950% due 12/28/2017		$3,502	4,060
6.625% due 04/01/2018		7,000	8,381
7.300% due 05/13/2019		28,250	35,021
Oppenheimer Holdings, Inc.
8.750% due 04/15/2018		1,125	1,215
Petrobras Global Finance BV
3.250% due 04/01/2019	EUR	95,000	125,490
Piper Jaffray Cos.
4.784% due 11/30/2015		$15,000	15,051
Pitch1
5.125% due 07/20/2022	EUR	2,400	3,122
ProLogis LP
4.000% due 01/15/2018		$6,000	6,445
6.625% due 12/01/2019		5,000	6,063
Provident Funding Associates LP
10.125% due 02/15/2019		2,650	2,902
10.250% due 04/15/2017		11,925	13,356
Prudential Covered Trust
2.997% due 09/30/2015		35,625	37,169
Qatari Diar Finance QSC
5.000% due 07/21/2020		10,000	11,450
Rabobank Group
6.875% due 03/19/2020	EUR	44,150	63,696

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RCI Banque S.A.
4.600% due 04/12/2016		$6,400	$6,717
Regions Financial Corp.
7.750% due 11/10/2014		9,750	10,753
Royal Bank of Scotland NV
0.981% due 03/09/2015		7,600	7,264
Royal Bank of Scotland PLC
1.005% due 04/11/2016		5,500	5,220
1.024% due 09/29/2015		7,000	6,748
5.625% due 08/24/2020		20,000	23,299
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		41,500	44,090
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		68,000	72,760
5.180% due 06/28/2019		36,300	38,979
5.400% due 03/24/2017		4,500	4,871
5.717% due 06/16/2021		34,400	37,474
6.125% due 02/07/2022		40,000	44,800
SL Green Realty Corp.
4.500% due 12/01/2022		31,500	32,019
7.750% due 03/15/2020		21,995	27,053
SLM Corp.
0.533% due 06/17/2013	EUR	300	386
0.601% due 01/27/2014		$1,200	1,190
5.000% due 04/15/2015		300	318
6.250% due 01/25/2016		11,000	12,073
8.000% due 03/25/2020		6,070	7,064
8.450% due 06/15/2018		12,450	14,816
SLM Corp. CPI Linked Bond
4.191% due 06/15/2013		260	260
SLM Student Loan Trust
0.753% due 12/15/2033	EUR	2,335	2,829
Springleaf Finance Corp.
4.125% due 11/29/2013		2,850	3,653
5.750% due 09/15/2016		$300	303
5.850% due 06/01/2013		18,181	18,329
6.500% due 09/15/2017		5,372	5,372
6.900% due 12/15/2017		9,100	9,225
Standard Chartered PLC
3.200% due 05/12/2016		7,500	7,936
3.850% due 04/27/2015		8,150	8,621
5.500% due 11/18/2014		490	526
Stone Street Trust
5.902% due 12/15/2015		13,000	14,138
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		25,900	27,905
5.450% due 11/22/2017		20,000	21,756
6.025% due 07/05/2022		47,400	52,673
Waha Aerospace BV
3.925% due 07/28/2020		13,125	14,027
Wells Operating Partnership LP
5.875% due 04/01/2018		3,000	3,264
Western Union Co.
2.375% due 12/10/2015		3,100	3,157
Weyerhaeuser Co.
7.375% due 03/15/2032		1,000	1,271
7.950% due 03/15/2025		300	394
Wind Acquisition Finance S.A.
7.250% due 02/15/2018		300	314
11.750% due 07/15/2017		1,000	1,065

			2,633,977

INDUSTRIALS 5.2%
ADT Corp.
4.125% due 06/15/2023		1,900	1,977
Aeropuertos Dominicanos Siglo S.A.
9.250% due 11/13/2019		19,700	21,522

122	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Agrokor d.d.
8.875% due 02/01/2020		$7,000	$7,717
9.125% due 02/01/2020	EUR	10,000	13,998
Aguila S.A.
7.875% due 01/31/2018		$500	539
Air Medical Group Holdings, Inc.
9.250% due 11/01/2018		450	501
Alion Science and Technology Corp.
12.000% due 11/01/2014 (c)		19,865	20,412
American Airlines Pass-Through Trust
5.250% due 07/31/2022		2,254	2,457
8.625% due 04/15/2023		83,530	86,871
10.375% due 01/02/2021		4,905	5,125
American Airlines, Inc.
7.500% due 03/15/2016^		1,500	1,729
Anadarko Petroleum Corp.
6.200% due 03/15/2040		1,400	1,706
6.450% due 09/15/2036		6,500	8,027
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		1,700	1,803
6.500% due 04/15/2040		4,200	4,192
ARAMARK Corp.
8.500% due 02/01/2015		1,000	1,001
Armored Autogroup, Inc.
9.250% due 11/01/2018		900	808
Arqiva Broadcast Finance PLC
9.500% due 03/31/2020	GBP	3,300	5,202
Associated Materials LLC
9.125% due 11/01/2017		$1,330	1,426
Avaya, Inc.
7.000% due 04/01/2019		325	319
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016		808	856
Bausch & Lomb, Inc.
9.875% due 11/01/2015		761	791
Berau Coal Energy Tbk PT
7.250% due 03/13/2017		30,600	30,906
Berry Plastics Corp.
9.750% due 01/15/2021		750	880
Braskem Finance Ltd.
5.750% due 04/15/2021		15,000	15,802
Building Materials Corp. of America
7.500% due 03/15/2020		1,000	1,098
Cablevision Systems Corp.
8.000% due 04/15/2020		1,200	1,356
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020		5,000	4,953
Capella Healthcare, Inc.
9.250% due 07/01/2017		3,050	3,317
CCO Holdings LLC
8.125% due 04/30/2020		1,300	1,459
Cemex S.A.B. de C.V.
5.284% due 09/30/2015		13,000	13,536
Centex Corp.
6.500% due 05/01/2016		8,500	9,764
Chesapeake Energy Corp.
9.500% due 02/15/2015		10,000	11,350
Chrysler Group LLC
8.250% due 06/15/2021		2,000	2,242
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		17,400	18,444
Colt Defense LLC
8.750% due 11/15/2017		20,865	14,084
CONSOL Energy, Inc.
8.250% due 04/01/2020		650	723

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026		$1,400	$1,456
5.500% due 04/29/2022		1,500	1,568
7.250% due 05/10/2021		7,889	9,211
7.707% due 10/02/2022		4,616	5,193
7.875% due 01/02/2020		2,928	3,103
Continental Airlines, Inc.
6.750% due 09/15/2015		3,750	3,946
Cooper Standard Automotive, Inc.
8.500% due 05/01/2018		1,000	1,095
CVS Pass-Through Trust
5.773% due 01/10/2033		6,635	7,742
7.507% due 01/10/2032		4,682	6,086
D.R. Horton, Inc.
5.625% due 01/15/2016		12,500	13,625
6.500% due 04/15/2016		14,000	15,610
Delta Air Lines Pass-Through Trust
4.750% due 05/07/2021		1,300	1,407
6.200% due 01/02/2020		6,919	7,888
7.750% due 06/17/2021		13,805	15,945
Deluxe Corp.
5.125% due 10/01/2014		5,000	5,175
Deutsche Telekom International Finance BV
8.750% due 06/15/2030		250	355
DJO Finance LLC
9.750% due 10/15/2017		1,000	1,048
El Paso LLC
6.950% due 06/01/2028		500	490
7.750% due 01/15/2032		1,200	1,351
8.050% due 10/15/2030		1,700	1,911
8.250% due 02/15/2016		830	923
Elli Finance U.K. PLC
8.750% due 06/15/2019	GBP	8,400	13,899
Enterprise Inns PLC
6.500% due 12/06/2018		12,218	18,468
6.875% due 05/09/2025		1,700	2,441
FBG Finance Ltd.
5.125% due 06/15/2015		$2,000	2,178
Ferrellgas Partners LP
8.625% due 06/15/2020		650	663
Fidelity & Guaranty Life Holdings, Inc.
6.375% due 04/01/2021		400	410
Fresenius Medical Care U.S. Finance, Inc.
5.750% due 02/15/2021		750	831
Georgia-Pacific LLC
5.400% due 11/01/2020		1,100	1,304
Greene King Finance PLC
5.702% due 12/15/2034	GBP	1,027	1,274
Griffon Corp.
7.125% due 04/01/2018		$125	136
Grohe Holding GmbH
4.203% due 09/15/2017	EUR	400	513
HCA, Inc.
4.750% due 05/01/2023		$80,500	80,299
5.875% due 03/15/2022		7,000	7,560
6.500% due 02/15/2020		55,100	62,297
8.360% due 04/15/2024		3,796	4,270
HeidelbergCement Finance Luxembourg S.A.
6.750% due 12/15/2015 (i)	EUR	6,000	8,614
7.500% due 10/31/2014		2,000	2,798
7.500% due 04/03/2020		3,000	4,668
8.500% due 10/31/2019		5,000	8,110
Hexion U.S. Finance Corp.
6.625% due 04/15/2020		$175	176
Hughes Satellite Systems Corp.
7.625% due 06/15/2021		150	172

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020		$1,000	$1,103
Jaguar Holding Co.
9.500% due 12/01/2019		500	576
Jaguar Land Rover Automotive PLC
8.125% due 05/15/2021		1,000	1,130
Kinder Morgan Energy Partners LP
6.500% due 09/01/2039		5,000	6,064
Laredo Petroleum, Inc.
9.500% due 02/15/2019		400	454
Lynx Corp.
5.375% due 04/15/2021		12,000	12,540
6.000% due 04/15/2021	GBP	17,700	27,708
Manitowoc Co., Inc.
8.500% due 11/01/2020		$875	993
MGM Resorts International
8.625% due 02/01/2019		200	234
Mongolian Mining Corp.
8.875% due 03/29/2017		3,625	3,734
Nokia Siemens Networks Finance BV
6.750% due 04/15/2018	EUR	1,700	2,225
Northwest Airlines Pass-Through Trust
1.039% due 11/20/2015		$8,463	8,379
Novasep Holding S.A.S.
8.000% due 12/15/2016		389	356
NXP BV
3.054% due 10/15/2013		1,594	1,594
OGX Austria GmbH
8.375% due 04/01/2022		26,820	20,316
8.500% due 06/01/2018		101,560	79,725
Peabody Energy Corp.
6.250% due 11/15/2021		500	523
Pernod-Ricard S.A.
5.750% due 04/07/2021		13,000	15,483
Perstorp Holding AB
8.750% due 05/15/2017		21,300	22,631
9.000% due 05/15/2017	EUR	22,900	31,042
PetroBakken Energy Ltd.
8.625% due 02/01/2020		$2,000	2,050
PHH Corp.
9.250% due 03/01/2016		3,000	3,518
Pilgrim’s Pride Corp.
7.875% due 12/15/2018		500	543
Pride International, Inc.
6.875% due 08/15/2020		600	754
Priory Group PLC
7.000% due 02/15/2018	GBP	9,650	15,176
Punch Taverns Finance Ltd.
7.369% due 06/30/2022		5,208	8,012
Punch Taverns Finance PLC
5.883% due 10/15/2026		7,227	9,059
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		$106,575	108,840
6.875% due 02/15/2021		4,500	4,804
7.875% due 08/15/2019		150	166
8.500% due 05/15/2018		1,500	1,584
9.875% due 08/15/2019		3,000	3,296
Rockies Express Pipeline LLC
3.900% due 04/15/2015		23,755	24,052
5.625% due 04/15/2020		22,060	20,571
6.000% due 01/15/2019		11,000	10,807
6.875% due 04/15/2040		20,257	18,434
Samson Investment Co.
9.750% due 02/15/2020		5,000	5,337
SandRidge Energy, Inc.
7.500% due 03/15/2021		3,000	3,135

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	123

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Schaeffler Finance BV
7.750% due 02/15/2017		$3,730	$4,220
Scientific Games Corp.
8.125% due 09/15/2018		1,000	1,098
Sonat, Inc.
7.000% due 02/01/2018		500	553
Spirit Issuer PLC
3.207% due 12/28/2031	GBP	750	946
5.472% due 12/28/2034		6,737	8,855
6.582% due 12/28/2027		9,716	14,630
STHI Holding Corp.
8.000% due 03/15/2018		$1,000	1,098
Stonemor Operating LLC
10.250% due 12/01/2017		5,839	6,219
Suburban Propane Partners LP
7.500% due 10/01/2018		2,533	2,761
Sun Products Corp.
7.750% due 03/15/2021		1,800	1,823
Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		9,500	9,677
5.125% due 02/22/2021		3,000	3,324
Thermon Industries, Inc.
9.500% due 05/01/2017		348	388
Times Square Hotel Trust
8.528% due 08/01/2026		2,006	2,707
Toll Brothers Finance Corp.
8.910% due 10/15/2017		14,500	17,913
Tomkins LLC
9.000% due 10/01/2018		325	364
U.S. Airways Pass-Through Trust
4.625% due 12/03/2026		4,800	5,004
5.900% due 04/01/2026		2,500	2,794
7.125% due 04/22/2025		1,415	1,624
UAL Pass-Through Trust
9.750% due 07/15/2018		6,964	8,079
10.400% due 05/01/2018		46,729	53,738
Unique Pub Finance Co. PLC
6.542% due 03/30/2021	GBP	3,500	5,305
United Rentals North America, Inc.
5.750% due 07/15/2018		$150	163
7.625% due 04/15/2022		850	954
Unitymedia Hessen GmbH & Co. KG
5.500% due 01/15/2023		7,000	7,227
5.750% due 01/15/2023	EUR	1,500	1,947
Univision Communications, Inc.
6.750% due 09/15/2022		$61,750	66,999
6.875% due 05/15/2019		2,000	2,150
UPCB Finance Ltd.
6.875% due 01/15/2022		1,500	1,639
Valeant Pharmaceuticals International
7.000% due 10/01/2020		3,500	3,789
Vanguard Health Holding Co. LLC
8.000% due 02/01/2018		1,000	1,070
Vertellus Specialties, Inc.
9.375% due 10/01/2015		500	446
Warner Chilcott Co. LLC
7.750% due 09/15/2018		1,250	1,342
Welltec A/S
8.000% due 02/01/2019		6,000	6,585
Western Express, Inc.
12.500% due 04/15/2015		3,720	2,734
WMG Acquisition Corp.
6.000% due 01/15/2021		1,000	1,053
Wyndham Worldwide Corp.
5.625% due 03/01/2021		1,000	1,125

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wynn Las Vegas LLC
5.375% due 03/15/2022		$750	$790

			1,375,183

UTILITIES 2.7%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020		11,200	12,096
AES Corp.
7.375% due 07/01/2021		350	408
8.000% due 10/15/2017		325	384
9.750% due 04/15/2016		1,500	1,796
Calpine Corp.
7.875% due 07/31/2020		2,700	2,970
Duquesne Light Holdings, Inc.
5.900% due 12/01/2021		1,000	1,205
Energy Future Intermediate Holding Co. LLC
6.875% due 08/15/2017		106,346	112,461
10.000% due 12/01/2020		77,460	88,156
Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016		63,564	67,696
Gazprom OAO Via Gaz Capital S.A.
4.950% due 05/23/2016		10,000	10,723
6.212% due 11/22/2016		20,000	22,326
7.288% due 08/16/2037		20,000	24,300
8.146% due 04/11/2018		17,100	20,756
9.250% due 04/23/2019		55,700	72,131
Korea Electric Power Corp.
3.000% due 10/05/2015		2,000	2,087
Midwest Generation LLC
8.560% due 01/02/2016^		827	811
NFR Energy LLC
9.750% due 02/15/2017		500	506
NGPL PipeCo LLC
7.119% due 12/15/2017		37,290	39,900
7.768% due 12/15/2037		34,600	35,292
9.625% due 06/01/2019		34,243	38,523
NRG Energy, Inc.
7.875% due 05/15/2021		1,400	1,565
8.250% due 09/01/2020		500	567
NV Energy, Inc.
6.250% due 11/15/2020		2,000	2,427
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		23,275	25,719
Perusahaan Listrik Negara PT
5.250% due 10/24/2042		800	762
PPL Energy Supply LLC
4.600% due 12/15/2021		1,081	1,155
Rosneft Oil Co. via Rosneft International Finance Ltd.
3.149% due 03/06/2017		10,800	10,881
4.199% due 03/06/2022		18,500	18,384
Sprint Capital Corp.
8.750% due 03/15/2032		1,500	1,796
Telecom Italia Capital S.A.
7.200% due 07/18/2036		4,300	4,312
Tenaska Alabama Partners LP
7.000% due 06/30/2021		1,036	1,110
TNK-BP Finance S.A.
6.625% due 03/20/2017		10,000	11,350
7.875% due 03/13/2018		5,000	6,025
Tokyo Electric Power Co., Inc.
1.094% due 04/25/2013	JPY	5,000	53
1.500% due 05/30/2014		16,000	168
1.850% due 07/28/2014		16,000	169
2.125% due 03/24/2017	CHF	3,000	2,986
4.500% due 03/24/2014	EUR	28,400	37,224

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VimpelCom Holdings BV
5.200% due 02/13/2019	$4,700	$4,742
5.950% due 02/13/2023	43,000	42,946

		728,868

Total Corporate Bonds & Notes (Cost $4,503,823)		4,738,028

CONVERTIBLE BONDS & NOTES 0.1%

BANKING & FINANCE 0.1%
SL Green Operating Partnership LP
3.000% due 10/15/2017	25,000	29,766

INDUSTRIALS 0.0%
Peabody Energy Corp.
4.750% due 12/15/2066	700	574

Total Convertible Bonds & Notes (Cost $25,704)		30,340

MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.2%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	7,500	10,598
6.918% due 04/01/2040	7,000	9,555
7.043% due 04/01/2050	2,340	3,362
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.750% due 08/01/2049	7,000	9,881
Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
6.400% due 02/01/2044	5,000	6,779

		40,175

NEW JERSEY 0.0%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	5,500	7,768

NEW YORK 0.0%
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	5,500	6,808
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.508% due 08/01/2037	2,000	2,482

		9,290

OHIO 0.0%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
5.939% due 02/15/2047	1,500	1,737

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	1,000	1,353
Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, Series 2010
6.693% due 07/01/2041	1,000	1,385

		2,738

Total Municipal Bonds & Notes (Cost $45,443)		61,708

124	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 18.1%
Fannie Mae
0.244% due 12/25/2036	$214	$202
0.324% due 03/25/2034	64	63
0.354% due 08/25/2034	26	25
0.424% due 09/25/2031	2,487	2,274
0.554% due 03/25/2044	35	34
0.603% due 04/18/2028 - 09/18/2031	16	16
0.604% due 06/25/2029 - 08/25/2036	60	60
0.619% due 11/25/2021	9	9
0.669% due 07/25/2021	11	11
0.806% due 02/25/2022 (a)	306,168	16,673
0.919% due 08/25/2022	8	8
1.019% due 05/25/2022	6	6
1.069% due 05/25/2018 - 10/25/2020	27	27
1.119% due 05/25/2021 - 10/25/2021	41	41
1.205% due 09/25/2018 (a)	199,737	10,371
1.300% due 03/25/2022	13	14
1.350% due 09/25/2022	6	6
1.378% due 10/01/2044	11	11
1.390% due 04/25/2023	8	8
1.400% due 01/25/2022	36	37
1.419% due 01/25/2024	22	23
1.462% due 09/25/2022	6	6
1.514% due 11/01/2028	595	623
1.519% due 11/25/2021	28	29
1.575% due 10/01/2040	110	114
1.820% due 02/01/2032	46	46
1.840% due 12/01/2035	22	23
1.875% due 07/01/2032	386	398
1.885% due 12/01/2034	218	228
1.977% due 01/01/2018	23	25
2.025% due 11/01/2033	14	14
2.071% due 08/01/2033	146	154
2.115% due 06/01/2025	2	2
2.125% due 07/01/2019 - 07/01/2032	145	149
2.158% due 12/01/2035	6	6
2.169% due 09/01/2033	26	28
2.232% due 03/01/2020	8	8
2.244% due 11/01/2033	92	97
2.250% due 04/01/2017 - 02/01/2032	240	243
2.256% due 10/01/2017	10	11
2.261% due 09/01/2017 - 03/01/2033	57	59
2.296% due 07/01/2025	2	2
2.304% due 07/01/2032	12	12
2.306% due 10/01/2025	62	65
2.315% due 05/01/2024	41	41
2.321% due 11/01/2020 - 09/01/2035	65	68
2.325% due 05/01/2024	94	94
2.340% due 12/01/2032	32	32
2.346% due 03/01/2033 - 12/01/2033	317	338
2.355% due 08/01/2032	28	30
2.373% due 04/01/2032	62	66
2.375% due 01/01/2018 - 08/01/2018	29	30
2.420% due 03/01/2034	31	33
2.429% due 06/01/2032	316	336
2.440% due 04/01/2024	9	9
2.445% due 04/01/2028	15	16

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 07/01/2017 - 05/01/2028	$806,928	$838,092
2.520% due 11/01/2029 - 09/01/2031	136	139
2.522% due 07/01/2018	3	3
2.525% due 02/01/2032	18	20
2.540% due 06/01/2019	6	6
2.563% due 07/01/2036	39	42
2.615% due 10/01/2032	26	27
2.640% due 08/01/2017 - 05/25/2035	103	108
2.655% due 09/01/2030	46	49
2.663% due 07/01/2017	2	2
2.707% due 04/01/2033	7	8
2.708% due 10/01/2035	399	429
2.711% due 10/01/2034	202	215
2.721% due 09/01/2017 - 01/01/2035	238	242
2.760% due 05/01/2018	21	22
2.779% due 03/01/2036	143	148
2.795% due 01/01/2019	6	6
2.813% due 10/01/2025	3	3
2.875% due 08/01/2032	12	13
2.886% due 02/01/2028	1	1
2.890% due 08/01/2017	9	9
2.913% due 01/01/2028	3	3
2.944% due 12/01/2027	4	4
2.962% due 03/01/2016	1	2
3.000% due 11/01/2021 - 04/01/2043	557,340	584,959
3.069% due 05/01/2019	6	6
3.125% due 09/01/2016 - 01/01/2018	26	27
3.235% due 01/01/2029	100	106
3.397% due 09/01/2024	5	6
3.500% due 08/01/2025 - 04/01/2043	97,731	103,613
3.547% due 08/01/2026	9	10
3.840% due 08/01/2021	19,595	21,874
3.875% due 01/01/2027	10	10
4.000% due 06/01/2029 - 05/01/2043	1,232,773	1,313,711
4.047% due 12/01/2027	17	18
4.188% due 03/01/2036	41	44
4.500% due 11/01/2023 - 04/01/2043	756,238	827,611
4.826% due 04/01/2027	87	88
4.975% due 09/01/2022	25	25
5.000% due 01/01/2016 - 06/25/2043	96,154	112,595
5.020% due 06/01/2033	10,269	11,455
5.160% due 09/01/2018	14	15
5.309% due 10/01/2033	4	4
5.500% due 08/01/2023 - 06/01/2048	39,765	45,904
5.646% due 03/25/2041 (a)	25,996	4,212
5.826% due 06/25/2037 (a)	3,278	563
5.846% due 03/25/2037 (a)	7,761	1,150
5.866% due 12/25/2036 - 02/25/2037 (a)	8,616	1,225
5.896% due 04/25/2037 (a)	5,626	927
5.906% due 04/25/2037 (a)	11,843	1,736
5.946% due 08/25/2035 - 11/25/2039 (a)	15,918	2,512
5.981% due 10/01/2036	18	20
6.000% due 06/25/2029 - 09/01/2040	183,593	203,007
6.096% due 01/25/2038 (a)	23,290	3,239

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.146% due 01/25/2040 (a)	$18,161	$3,729
6.176% due 03/25/2037 (a)	22,265	3,429
6.196% due 05/25/2037 (a)	6,080	920
6.206% due 06/25/2037 (a)	18,740	2,882
6.236% due 04/25/2037 (a)	119,684	25,475
6.246% due 12/25/2037 - 10/25/2039 (a)	38,165	5,372
6.290% due 02/25/2029	3,350	3,754
6.296% due 02/25/2037 (a)	15,036	2,322
6.346% due 10/25/2036 - 06/25/2040 (a)	19,012	2,851
6.356% due 06/25/2041 (a)	49,436	7,276
6.396% due 11/25/2035 (a)	3,704	596
6.446% due 11/25/2036 (a)	6,928	1,067
6.496% due 03/25/2036 (a)	12,927	2,300
6.500% due 06/25/2028 - 02/01/2036	894	1,009
6.526% due 10/25/2039 (a)	19,471	3,193
6.586% due 04/25/2037 (a)	9,020	1,565
6.796% due 02/25/2038 (a)	47,445	8,360
6.850% due 12/18/2027	24	27
6.900% due 05/25/2023	78	89
6.996% due 02/25/2037 (a)	4,889	769
7.000% due 07/25/2022 - 01/25/2048	979	1,130
7.057% due 06/25/2042	50	60
7.500% due 07/25/2022 - 06/25/2042	196	222
7.918% due 01/17/2040	665	727
8.000% due 07/25/2022	54	61
8.500% due 06/25/2030	404	473
8.600% due 08/25/2019	145	163
16.763% due 03/25/2038	4,071	5,526
19.103% due 04/25/2023 (a)	97	38
Freddie Mac
0.403% due 03/15/2031	271	270
0.464% due 08/25/2031	32	31
0.675% due 01/25/2021 (a)	111,871	4,372
1.454% due 12/25/2021 (a)	47,944	4,755
1.546% due 03/25/2019 (a)	53,521	4,241
1.575% due 07/25/2044	26	27
1.594% due 10/25/2018 (a)	71,223	5,535
1.755% due 08/25/2016 (a)	86,125	3,793
1.760% due 09/25/2018 (a)	31,837	2,671
1.840% due 10/15/2023	484	489
1.875% due 04/01/2017	144	151
1.915% due 02/01/2037	9	10
2.100% due 06/01/2033	28	29
2.120% due 08/01/2034	3	3
2.138% due 02/01/2033	3	3
2.165% due 01/01/2037	594	631
2.238% due 04/01/2036	25	27
2.250% due 06/01/2019	19	19
2.293% due 09/01/2023	17	17
2.303% due 05/01/2029	69	74
2.327% due 08/01/2024	13	13
2.348% due 01/01/2033 - 05/01/2033	73	77
2.354% due 07/01/2033	34	36
2.361% due 01/01/2033	19	20
2.362% due 07/01/2034	190	203
2.375% due 07/01/2017 - 05/01/2037	126	133
2.385% due 07/01/2025	72	73
2.391% due 01/01/2035	196	209
2.394% due 04/01/2033	4	4
2.400% due 09/01/2033	244	259
2.409% due 03/01/2031	61	66
2.414% due 10/01/2032	65	68

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	125

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.416% due 09/01/2033	$15	$16
2.434% due 05/01/2035	131	139
2.435% due 11/01/2017	11	11
2.443% due 09/01/2034	165	176
2.454% due 12/01/2034	41	44
2.455% due 09/01/2032	106	107
2.480% due 09/01/2031	255	256
2.486% due 10/01/2026	2	2
2.499% due 11/01/2036	7	8
2.500% due 08/01/2027 - 10/01/2027	175,475	182,595
2.509% due 05/01/2019	3	3
2.520% due 04/01/2036	39	41
2.521% due 08/01/2036	5	5
2.531% due 03/01/2032	468	502
2.545% due 11/01/2029	377	405
2.553% due 02/01/2026	51	55
2.555% due 09/01/2024	25	25
2.556% due 02/01/2036	30	32
2.609% due 06/01/2037	5	5
2.751% due 02/01/2018	16	18
2.817% due 01/01/2035	147	157
2.819% due 09/01/2037	21	22
2.825% due 09/01/2036	4	4
2.848% due 08/01/2035	14	15
2.867% due 09/01/2018	12	12
2.870% due 12/01/2037	11	12
2.875% due 10/01/2024	42	42
2.883% due 09/01/2037	8	9
2.903% due 09/01/2037	19	20
2.915% due 10/01/2035	260	262
2.925% due 06/01/2019	34	34
2.983% due 08/01/2037	6	7
2.995% due 09/01/2037	8	8
2.996% due 12/01/2033	233	249
3.000% due 12/15/2032 (a)	9,489	1,147
3.019% due 07/01/2033	125	133
3.027% due 11/01/2035	182	195
3.086% due 01/25/2019 (a)	25,828	3,799
3.218% due 02/01/2015	24	24
3.293% due 05/01/2019	213	217
3.500% due 08/15/2042 - 10/01/2042	46,710	48,819
3.615% due 06/25/2041 (a)	3,500	804
3.705% due 03/01/2025	2	2
4.000% due 04/15/2019 - 01/15/2041	48,445	52,375
4.005% due 03/01/2025	41	41
5.000% due 02/15/2024 - 05/15/2038	22,639	25,423
5.017% due 03/15/2036 (a)	8,793	846
5.500% due 08/15/2036 - 06/15/2041	93,241	109,382
5.625% due 07/01/2037 - 02/01/2038	3,394	3,685
5.747% due 11/15/2037 (a)	34,420	5,371
5.847% due 08/15/2037 (a)	5,009	773
5.997% due 06/15/2038 - 10/15/2042 (a)	23,956	4,249
6.000% due 03/15/2017 - 02/15/2032	11,352	12,713
6.237% due 03/15/2037 (a)	25,507	3,746
6.247% due 06/15/2039 (a)	5,902	805
6.347% due 09/15/2036 (a)	15,122	2,453
6.367% due 09/15/2036 (a)	7,362	1,354
6.447% due 04/15/2036 - 05/15/2036 (a)	42,338	7,078
6.497% due 04/15/2026 - 03/15/2036 (a)	11,884	1,762

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 11/15/2021 - 04/15/2029	$909	$1,030
6.547% due 01/15/2037 (a)	5,319	797
6.750% due 01/15/2024	22	22
6.897% due 06/15/2032 (a)	11,079	1,243
6.947% due 08/15/2036 (a)	13,825	2,042
6.997% due 07/15/2034 (a)	3,389	527
7.000% due 10/15/2013 - 12/01/2047	1,948	2,234
7.250% due 09/15/2030	67	78
7.500% due 06/01/2014 - 09/15/2030	579	672
7.519% due 12/15/2042	6,782	6,947
8.500% due 06/15/2031	321	388
8.788% due 05/15/2023	29	34
8.854% due 05/15/2041	2,645	2,695
9.000% due 09/15/2020 - 02/15/2021	140	154
9.494% due 01/15/2041	2,758	2,953
10.454% due 02/15/2040	1,056	1,085
15.694% due 12/15/2031 - 02/15/2032	4,635	6,434
16.367% due 09/15/2034	6,643	8,623
19.017% due 02/15/2024	26	42
19.337% due 02/15/2024	66	99
19.760% due 11/15/2023	65	105
20.402% due 10/15/2031	146	233
Ginnie Mae
1.286% due 08/16/2048 (a)	34,294	2,737
1.306% due 03/16/2051 (a)	17,157	900
1.463% due 11/16/2043 (a)	91,184	7,466
1.625% due 02/20/2024 - 01/20/2035	490	512
1.675% due 10/16/2053 (a)	13,519	1,217
1.750% due 06/20/2022 - 06/20/2032	378	396
2.000% due 08/20/2027	3	3
2.250% due 08/20/2033	17	18
2.500% due 02/20/2043 - 03/20/2043	40,000	39,829
4.000% due 10/15/2039 - 03/15/2040	81	88
5.000% due 07/20/2033	909	1,027
5.500% due 04/20/2037	69	85
5.625% due 07/20/2037 - 06/20/2038	2,875	3,151
6.100% due 06/15/2028 - 03/15/2029	1,327	1,515
6.490% due 01/15/2028 - 01/15/2029	1,237	1,416
27.464% due 03/20/2031	767	1,244
Small Business Administration
5.370% due 04/01/2028	1,226	1,412
7.100% due 02/01/2017	21	22
7.190% due 12/01/2019	242	269
7.590% due 01/01/2020	114	128
Vendee Mortgage Trust
6.500% due 09/15/2024	172	201

Total U.S. Government Agencies (Cost $4,762,962)		4,801,880

MORTGAGE-BACKED SECURITIES 30.4%
Adjustable Rate Mortgage Trust
0.454% due 10/25/2035	256	227
0.454% due 03/25/2036	1,778	1,151
0.744% due 01/25/2036	339	287
2.703% due 07/25/2035	7,893	7,049

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.895% due 02/25/2036		$164	$116
2.906% due 01/25/2036		5,086	4,309
2.972% due 11/25/2035		1,185	1,020
3.079% due 09/25/2035		2,197	2,086
5.046% due 01/25/2036		1,373	1,290
5.186% due 11/25/2035		1,052	978
5.267% due 08/25/2036		12,031	8,491
American General Mortgage Loan Trust
5.150% due 03/25/2058		330	339
American Home Mortgage Assets LLC
0.394% due 05/25/2046		22,034	15,262
0.394% due 12/25/2046		82,200	54,553
0.394% due 06/25/2047		341	213
1.098% due 11/25/2046		10,159	5,725
1.137% due 09/25/2046		1,228	851
American Home Mortgage Investment Trust
0.504% due 11/25/2045		769	579
0.504% due 05/25/2047		5,600	2,139
1.973% due 10/25/2034		4,644	4,160
2.197% due 12/25/2035		865	654
2.197% due 11/25/2045^		62,247	51,549
2.291% due 10/25/2034		882	872
2.447% due 06/25/2045		2,833	2,669
2.457% due 02/25/2045		36,696	36,050
ASG Resecuritization Trust
2.310% due 03/26/2037		565	566
Asti Finance SRL
0.951% due 05/27/2050	EUR	20,349	23,949
AyT Hipotecario
0.443% due 09/15/2035		3,325	3,823
0.474% due 03/18/2035		3,005	3,450
Banc of America Alternative Loan Trust
0.604% due 06/25/2046^		$197	123
4.750% due 02/25/2019		49	49
5.500% due 07/25/2020		181	189
5.500% due 12/25/2035		467	446
5.750% due 04/25/2034		1,942	1,951
6.000% due 03/25/2021		92	95
6.000% due 11/25/2034		105	106
6.000% due 12/25/2034		102	101
6.000% due 08/25/2035		3,538	3,154
6.000% due 06/25/2046^		835	674
6.000% due 07/25/2046^		3,333	2,716
6.343% due 11/25/2021		986	964
Banc of America Commercial Mortgage Trust
5.582% due 04/10/2049		4,000	4,412
Banc of America Funding Corp.
0.363% due 02/20/2047		22,313	20,632
0.704% due 07/25/2036^		153	107
0.704% due 07/26/2036		2,333	2,265
2.401% due 01/26/2037		70	70
2.501% due 06/20/2035		1,941	1,208
2.501% due 06/20/2035^		106	63
2.631% due 05/25/2035		106	49
2.675% due 03/20/2035		1,613	1,597
2.891% due 03/20/2036		1,232	1,061
3.031% due 12/20/2034		992	874
3.051% due 05/20/2034		1,304	1,298
3.137% due 09/20/2035^		1,245	917
5.029% due 09/20/2035		126	120
5.141% due 11/20/2035		13,599	10,228
5.449% due 05/20/2036		1,076	1,070
5.500% due 09/25/2034		469	484
5.500% due 09/25/2035		2,412	2,496
5.500% due 03/25/2036		691	700
5.537% due 03/20/2036		270	241
5.623% due 01/20/2047^		533	417
5.750% due 10/25/2035		41	41

126	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.888% due 04/25/2037		$600	$544
5.907% due 10/20/2046^		744	594
6.000% due 09/25/2036^		3,310	3,000
6.000% due 09/25/2036		10,060	9,789
6.000% due 08/25/2037		1,134	989
Banc of America Large Loan Trust
1.553% due 08/15/2029		8,400	8,134
2.103% due 08/15/2029		14,627	12,894
2.503% due 11/15/2015		481,320	485,273
Banc of America Mortgage Trust
2.746% due 03/25/2034		40	40
2.841% due 04/25/2034		75	74
2.915% due 02/25/2034		3,529	3,534
2.924% due 02/25/2036		4,174	3,655
2.934% due 02/25/2035		1,301	1,309
2.971% due 12/25/2033		436	431
2.980% due 04/25/2033		248	251
2.998% due 05/25/2034		82	81
2.998% due 08/25/2034		1,215	1,214
3.000% due 11/25/2035		2,791	2,492
3.039% due 01/25/2034		1,244	1,250
3.043% due 01/25/2036^		845	711
3.063% due 12/25/2033		257	260
3.063% due 04/25/2035		2,493	2,224
3.078% due 05/25/2033		66	65
3.082% due 10/25/2035		115	106
3.093% due 03/25/2033		636	622
3.097% due 05/25/2035		706	659
3.102% due 10/25/2034		1,059	1,052
3.109% due 05/25/2034		2,386	2,364
3.116% due 08/25/2033		112	111
3.119% due 05/25/2033		11	10
3.124% due 07/25/2035		1,576	1,514
3.126% due 06/25/2035		623	585
3.126% due 11/25/2035		1,173	1,076
3.127% due 08/25/2034		860	861
3.128% due 09/25/2035		1,381	1,291
3.132% due 09/25/2033		593	600
3.145% due 09/25/2034		7,275	7,274
3.159% due 02/25/2033		152	150
3.202% due 11/20/2046^		184	148
3.658% due 07/20/2032		201	202
4.878% due 11/25/2034		259	256
5.000% due 08/25/2019		154	157
5.050% due 02/25/2035		2,060	2,031
5.071% due 09/25/2035		734	738
5.250% due 07/25/2035		350	335
5.289% due 12/25/2034		641	631
5.426% due 06/25/2035		3,211	3,177
5.500% due 09/25/2035		2,886	2,973
5.500% due 10/25/2035		2,214	2,171
6.000% due 09/25/2037		1,293	1,205
6.500% due 09/25/2033		74	77
Banc of America Re-REMIC Trust
2.146% due 08/17/2038		2,387	2,389
Bankinter FTH
0.373% due 12/15/2040	EUR	6,436	7,037
Bayview Commercial Asset Trust
0.484% due 01/25/2037		$214	165
BCAP LLC Trust
0.405% due 07/26/2036		363	152
2.197% due 11/26/2045		21,511	14,656
2.274% due 05/26/2036		1,919	1,923
2.576% due 11/27/2037		26,238	23,591
2.638% due 05/26/2036		20,559	16,054
2.653% due 11/26/2035		2,103	1,259
2.674% due 03/26/2035		68	49
2.687% due 02/26/2036		74	54

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.732% due 06/26/2035	$135	$97
2.738% due 10/26/2033	19	13
2.743% due 10/26/2035	31,121	28,291
2.835% due 11/26/2035	38,713	21,864
2.897% due 10/26/2035	10,657	6,153
3.018% due 05/26/2047	23,360	12,938
3.145% due 09/26/2035	46	23
4.820% due 10/26/2037	17,242	14,225
5.250% due 02/26/2036	3,893	3,672
5.250% due 04/26/2037	7,875	7,436
5.352% due 08/26/2035	3,084	3,016
5.500% due 12/26/2035	5,017	5,070
7.208% due 01/26/2036	4,611	2,430
8.199% due 08/26/2022	187	158
Bear Stearns Adjustable Rate Mortgage Trust
2.320% due 08/25/2035	51	52
2.353% due 02/25/2036^	1,753	1,173
2.370% due 02/25/2036	572	560
2.387% due 02/25/2036	542	440
2.470% due 10/25/2035	1,911	1,854
2.471% due 04/25/2033	420	424
2.609% due 04/25/2034	1,964	1,935
2.643% due 08/25/2035	25,718	24,631
2.654% due 11/25/2034	2,524	2,504
2.736% due 08/25/2033	172	173
2.821% due 03/25/2035	3,226	3,019
2.839% due 07/25/2034	973	946
2.847% due 01/25/2035	1,045	972
2.857% due 02/25/2035	7,175	6,978
2.875% due 04/25/2034	1,104	1,069
2.882% due 01/25/2035	325	320
2.930% due 04/25/2034	2,239	2,260
2.945% due 02/25/2036^	88	69
2.947% due 01/25/2035	4,243	4,159
2.955% due 08/25/2035	2,489	2,285
2.967% due 04/25/2034	3,082	3,040
2.983% due 01/25/2035	220	214
3.018% due 05/25/2047^	1,164	953
3.088% due 10/25/2034	1,936	1,650
3.090% due 10/25/2034	781	766
3.211% due 11/25/2034	57	53
3.308% due 07/25/2034	5	5
3.485% due 11/25/2034	609	615
4.817% due 07/25/2034	2,218	2,230
5.196% due 08/25/2035	3,984	3,647
5.233% due 08/25/2047^	7,312	6,527
5.243% due 11/25/2034	160	156
5.256% due 03/25/2035	3,657	3,617
5.353% due 06/25/2047^	199	177
5.432% due 07/25/2036^	16,600	14,219
Bear Stearns Alt-A Trust
0.364% due 02/25/2034	172	166
0.364% due 06/25/2046^	1,798	926
0.524% due 08/25/2036	40,332	22,698
0.524% due 11/25/2036	11,475	6,416
0.644% due 07/25/2035	750	709
0.684% due 02/25/2036	8,915	6,697
0.825% due 08/25/2036^	469	181
0.844% due 04/25/2034	651	612
0.844% due 07/25/2034	114	107
0.944% due 11/25/2034	248	246
2.502% due 09/25/2034	149	141
2.556% due 02/25/2036	5,644	4,391
2.566% due 04/25/2035	4,196	3,846
2.568% due 02/25/2034	434	435
2.609% due 01/25/2036^	22,019	15,200
2.615% due 02/25/2036	25,914	18,681
2.652% due 02/25/2036^	413	260

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.656% due 01/25/2035		$332	$268
2.661% due 06/25/2034		3,172	3,103
2.678% due 04/25/2035		2,034	1,770
2.680% due 04/25/2035		1,754	1,478
2.754% due 08/25/2036		95	94
2.768% due 05/25/2035		398	390
2.800% due 03/25/2036^		2,052	1,462
2.815% due 09/25/2047^		559	327
2.835% due 11/25/2035^		956	734
2.840% due 04/25/2035		4,449	3,860
2.861% due 09/25/2035^		149	119
2.869% due 11/25/2036		9,911	6,977
2.898% due 01/25/2047		1,732	1,205
2.903% due 09/25/2035^		36,369	28,270
2.926% due 09/25/2035		19,752	16,712
3.026% due 01/25/2035		748	612
3.397% due 09/25/2034		477	445
3.916% due 05/25/2036^		32	20
5.184% due 08/25/2036^		9,040	6,337
5.207% due 11/25/2035^		16,918	13,319
5.433% due 05/25/2035		11,207	11,130
5.757% due 01/25/2034		420	414
Bear Stearns Commercial Mortgage Securities
0.390% due 02/11/2044 (a)		790,452	3,082
0.393% due 03/15/2022		20,000	19,380
0.853% due 03/15/2022		6,000	5,685
5.953% due 03/13/2040		3,989	3,986
6.000% due 07/15/2031		3,242	3,397
7.000% due 05/20/2030		16,068	18,163
Bear Stearns Mortgage Funding Trust
0.384% due 06/25/2037		7,722	5,925
Bear Stearns Structured Products, Inc.
2.618% due 01/26/2036		24,498	19,226
2.735% due 12/26/2046		484	336
7.000% due 07/25/2037		50,842	36,014
Bella Vista Mortgage Trust
0.453% due 05/20/2045		707	533
Berica Residential MBS SRL
0.537% due 03/31/2048	EUR	117,912	139,417
CC Funding Corp.
0.384% due 05/25/2036		$853	689
0.504% due 08/25/2035		277	239
Celtic Residential Irish Mortgage Securitisation
0.357% due 11/13/2047	EUR	142,828	143,802
0.404% due 03/18/2049		114,300	103,159
0.432% due 04/10/2048		109,204	107,807
0.461% due 12/14/2048		74,946	73,858
0.767% due 12/14/2048	GBP	64,716	76,420
CFCRE Commercial Mortgage Trust
1.466% due 04/15/2044 (a)		$74,508	4,104
Chase Mortgage Finance Corp.
2.799% due 03/25/2037		13,491	12,288
2.944% due 02/25/2037		497	496
2.989% due 07/25/2037		278	284
3.025% due 07/25/2037		27	27
5.000% due 11/25/2033		70	73
5.159% due 12/25/2035		2,468	2,429
5.175% due 01/25/2036^		1,648	1,616
5.399% due 12/25/2037		2,212	2,127
5.507% due 03/25/2037		651	617
5.740% due 09/25/2036		70	66
6.000% due 10/25/2036		240	226
6.000% due 12/25/2036		337	344
6.000% due 02/25/2037^		5,636	5,165
6.000% due 03/25/2037^		2,905	2,550
6.000% due 05/25/2037^		1,831	1,626
6.250% due 10/25/2036		15,007	14,073

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	127

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chaseflex Trust
0.484% due 05/25/2037	$21,742	$19,327
0.544% due 08/25/2037	22,396	14,965
Citicorp Mortgage Securities, Inc.
5.500% due 10/25/2021	304	310
5.500% due 12/25/2021	667	684
5.500% due 06/25/2037	1,092	1,105
5.500% due 07/25/2037	2,058	2,135
5.750% due 06/25/2036	650	662
5.750% due 01/25/2037	306	308
6.000% due 02/25/2036	103	104
Citigroup Commercial Mortgage Trust
0.434% due 05/15/2043 (a)	316,549	2,347
0.783% due 08/15/2021	2,000	1,734
5.485% due 03/17/2051	9,558	10,770
Citigroup Mortgage Loan Trust, Inc.
1.154% due 09/25/2037	13,062	8,526
1.840% due 08/25/2035	4,072	3,736
2.550% due 10/25/2035	818	774
2.570% due 03/25/2036	2,893	2,690
2.600% due 05/25/2035	356	357
2.614% due 07/25/2036	221	222
2.693% due 08/25/2035	916	918
2.776% due 05/25/2035	1,201	1,086
2.791% due 10/25/2035	144	125
2.823% due 03/25/2034	1,086	1,083
2.844% due 09/25/2034	5,860	5,899
2.887% due 07/25/2046^	981	768
2.920% due 09/25/2035	2,185	1,960
2.946% due 10/25/2035	8,117	6,500
2.948% due 03/25/2036	18,857	16,270
3.049% due 02/25/2034	106	96
3.138% due 09/25/2037^	2,808	1,647
4.701% due 11/25/2036^	2,645	2,182
4.725% due 06/25/2037	734	753
5.250% due 03/25/2037	10,788	8,221
5.500% due 12/25/2020	432	423
5.742% due 11/25/2036	25,298	22,994
5.750% due 09/25/2021	17,831	15,077
5.753% due 07/25/2036	14,226	11,961
5.777% due 06/25/2036	9,490	8,719
6.000% due 02/25/2037	708	741
8.726% due 12/25/2036	60,000	46,889
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	463	468
Citimortgage Alternative Loan Trust
5.246% due 02/25/2037^(a)	8,460	1,724
5.500% due 11/25/2021	970	982
5.500% due 04/25/2022^	11,071	11,372
5.750% due 12/25/2036^	1,507	1,284
5.750% due 03/25/2037^	2,564	2,176
6.000% due 07/25/2036^	1,360	1,176
6.000% due 06/25/2037	557	484
6.000% due 10/25/2037^	11,723	10,466
Commercial Mortgage Pass-Through Certificates
0.224% due 07/10/2046 (a)	166,546	4,718
0.273% due 05/25/2019 (a)	1,025,446	14,524
0.468% due 12/10/2046 (a)	310,244	1,077
2.254% due 05/15/2045 (a)	16,537	2,278
2.425% due 07/10/2046 (a)	18,645	1,463
3.376% due 06/09/2028	18,972	19,145
6.554% due 07/16/2034	2,000	2,401
Countrywide Alternative Loan Trust
0.324% due 11/25/2036	38,166	29,344
0.364% due 12/25/2046^	11,680	9,927
0.364% due 02/25/2047	3,735	2,918
0.374% due 01/25/2037^	25,971	20,016
0.383% due 02/20/2047	9,841	6,280

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.384% due 11/25/2036	$20,313	$16,178
0.384% due 05/25/2047	14,707	10,951
0.384% due 06/25/2047	23,403	16,011
0.393% due 03/20/2047	21,303	14,709
0.394% due 09/25/2046	96,300	67,234
0.394% due 10/25/2046	9,576	7,819
0.403% due 07/20/2046^	670	362
0.413% due 05/20/2046	62,223	41,674
0.413% due 07/20/2046^	1,247	674
0.413% due 09/20/2046	2,291	1,240
0.414% due 05/25/2035	2,158	1,633
0.414% due 07/25/2046	15,156	12,073
0.424% due 05/25/2035	1,052	800
0.424% due 09/25/2047	58,653	44,937
0.464% due 07/25/2035	166	131
0.474% due 02/25/2036	3,904	2,718
0.483% due 09/20/2046	526	110
0.484% due 12/25/2035	929	773
0.494% due 11/25/2035	3,609	2,425
0.514% due 08/25/2035	3,865	2,600
0.514% due 10/25/2035	211	152
0.514% due 11/25/2035	10,223	7,590
0.523% due 11/20/2035	17,499	12,286
0.533% due 11/20/2035	17,151	12,262
0.534% due 10/25/2035	5,770	4,040
0.554% due 09/25/2034	1,318	1,134
0.554% due 09/25/2035	902	737
0.574% due 02/25/2037	1,026	538
0.604% due 03/25/2034	13	13
0.604% due 06/25/2036^	239	148
0.624% due 12/25/2035	1,812	787
0.654% due 09/25/2035	513	374
0.704% due 12/25/2035	7,633	5,340
0.754% due 04/25/2033	1	1
0.974% due 11/25/2035	12,347	9,773
0.999% due 08/25/2046	49,762	34,160
1.004% due 01/25/2036^	2,247	1,556
1.027% due 11/25/2046^	7,086	3,995
1.174% due 12/25/2035	12,798	9,403
1.277% due 08/25/2035	423	263
1.487% due 07/20/2035	1,258	879
1.577% due 08/25/2035	756	621
1.737% due 08/25/2035	14,814	11,577
1.819% due 06/25/2035	1,050	736
2.491% due 03/25/2047^	19,199	14,855
2.779% due 12/25/2035^	2,237	1,861
2.874% due 12/25/2035	120	97
2.895% due 02/25/2037^	4,044	3,440
3.019% due 06/25/2037	483	397
3.028% due 12/25/2034	25	24
4.896% due 11/25/2035 (a)	15,196	2,695
5.000% due 08/25/2035	4,631	4,111
5.017% due 06/25/2047	17,850	14,296
5.046% due 06/25/2036 (a)	31,556	5,264
5.091% due 10/25/2035	107	93
5.197% due 03/25/2047^	358	348
5.214% due 07/25/2021^	55	52
5.250% due 02/25/2021^	972	963
5.294% due 08/25/2036	1,887	1,726
5.500% due 05/25/2035	1,283	1,286
5.500% due 06/25/2035	889	878
5.500% due 07/25/2035	358	339
5.500% due 11/25/2035^	30,394	27,420
5.500% due 02/25/2036^	2,259	1,826
5.750% due 06/25/2036	14,629	12,054
5.750% due 07/25/2037^	3,435	2,961
5.750% due 04/25/2047^	1,217	893
6.000% due 12/25/2033	59	59

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 02/25/2034	$4	$5
6.000% due 02/25/2036^	118	99
6.000% due 04/25/2036^	39,755	31,948
6.000% due 05/25/2036^	524	416
6.000% due 02/25/2037^	8,062	6,097
6.000% due 04/25/2037^	16,752	13,092
6.000% due 06/25/2037^	1,607	1,322
6.250% due 12/25/2036^	7,634	5,893
6.250% due 08/25/2037^	1,528	1,231
6.250% due 11/25/2046	6,178	4,422
6.500% due 06/25/2036^	919	656
6.500% due 08/25/2036^	212	160
6.500% due 09/25/2036	4,807	3,826
6.500% due 09/25/2036^	13,577	11,309
7.000% due 08/25/2034	472	484
7.250% due 08/25/2032	480	501
7.500% due 12/25/2034	216	177
Countrywide Home Loan Mortgage Pass-Through Trust
0.404% due 04/25/2046	2,477	1,792
0.434% due 05/25/2035	591	484
0.474% due 04/25/2035	8	6
0.494% due 02/25/2035	514	368
0.494% due 04/25/2035	15,531	12,648
0.504% due 03/25/2035	3,740	3,063
0.504% due 05/25/2035	24,677	20,371
0.524% due 03/25/2035	8,295	6,520
0.534% due 02/25/2035	2,717	2,297
0.544% due 02/25/2035	3,226	2,967
0.544% due 03/25/2036	54	25
0.554% due 02/25/2036^	47	14
0.574% due 02/25/2035	195	152
0.704% due 05/25/2036	11,741	8,722
0.744% due 03/25/2035	1,673	1,533
0.964% due 09/25/2034	221	203
2.211% due 09/25/2034	1,163	1,042
2.491% due 06/20/2034	4,714	4,660
2.528% due 07/25/2034	723	714
2.541% due 02/20/2036	1,299	1,009
2.541% due 02/20/2036^	2,502	1,895
2.628% due 02/20/2036^	54,386	46,291
2.684% due 03/25/2035	859	672
2.713% due 04/25/2035	995	759
2.718% due 09/20/2034	803	628
2.732% due 03/25/2037^	814	556
2.783% due 02/20/2036	13,478	11,755
2.800% due 02/20/2035	8,245	7,900
2.825% due 09/20/2036^	3,525	2,350
2.829% due 05/20/2034	323	318
2.830% due 10/20/2035	4,189	3,729
2.833% due 03/25/2035	2,023	1,868
2.834% due 07/19/2033	1,336	1,292
2.843% due 09/25/2034	124	98
2.854% due 08/20/2035^	160	135
2.864% due 02/25/2034	752	750
2.893% due 02/25/2047^	232	178
2.905% due 02/25/2034	143	131
2.906% due 05/20/2036	11,932	8,297
2.920% due 11/20/2034	921	872
2.944% due 05/19/2033	404	406
2.982% due 06/25/2033	325	329
2.983% due 05/25/2034	476	473
3.009% due 12/25/2033	400	407
3.014% due 10/25/2033	455	455
3.057% due 08/25/2034	262	235
3.082% due 09/25/2047^	455	379
3.137% due 05/20/2035	5,278	4,801
3.199% due 02/25/2034	70	68
3.896% due 05/20/2036	5,696	4,182

128	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.576% due 12/19/2033	$196	$198
4.963% due 04/25/2035^	1,014	948
5.000% due 04/25/2035	2,444	2,484
5.186% due 04/20/2036^	2,710	2,127
5.250% due 12/25/2027	3,838	3,636
5.250% due 07/25/2034	1,679	1,571
5.500% due 04/25/2035	177	175
5.500% due 08/25/2035	13,445	13,278
5.500% due 09/25/2035	11,371	11,389
5.500% due 10/25/2035	562	563
5.500% due 11/25/2035^	325	313
5.500% due 01/25/2036	234	234
5.527% due 06/25/2047^	52,453	48,198
5.750% due 08/25/2034	1,410	1,437
5.750% due 02/25/2036	3,281	3,015
5.750% due 02/25/2037	369	342
5.750% due 05/25/2037^	2,064	1,928
5.750% due 07/25/2037	267	261
5.750% due 07/25/2037^	3,907	3,721
5.850% due 05/25/2036^	8,455	7,799
6.000% due 12/25/2035^	105	106
6.000% due 05/25/2036^	6,500	6,008
6.000% due 03/25/2037^	14,612	13,327
6.000% due 04/25/2037^	1,595	1,458
6.000% due 05/25/2037^	14,373	12,733
6.000% due 07/25/2037	14,034	12,780
6.000% due 08/25/2037^	5,400	5,037
6.000% due 10/25/2037	660	654
6.000% due 01/25/2038	30,634	27,597
6.250% due 09/25/2036^	1,539	1,335
6.250% due 09/25/2036	2,863	2,538
6.250% due 10/25/2036	345	300
6.500% due 05/25/2037^	110	101
6.500% due 10/25/2037^	17,128	14,591
6.500% due 11/25/2037^	12,690	10,933
Credit Suisse First Boston Mortgage Securities Corp.
0.854% due 11/25/2031	345	282
0.904% due 11/25/2035	3,591	2,527
2.395% due 03/25/2034	215	208
2.547% due 07/25/2033	262	262
2.618% due 08/25/2033	1,081	1,082
2.671% due 04/25/2034	84	84
2.804% due 09/25/2034	782	798
2.976% due 11/25/2034	213	215
2.981% due 10/25/2033	248	249
5.250% due 08/25/2035	208	214
5.250% due 09/25/2035^	3,576	3,328
5.500% due 07/25/2035	1,544	1,557
5.500% due 10/25/2035	21,965	21,868
5.750% due 04/22/2033	181	190
6.000% due 11/25/2035^	458	329
6.000% due 01/25/2036	9,065	7,133
6.500% due 01/25/2036	921	649
Credit Suisse Mortgage Capital Certificates
0.373% due 10/15/2021	2,760	2,709
0.573% due 10/15/2021	6,000	5,919
0.603% due 10/15/2021	8,500	8,368
0.673% due 10/15/2021	135	133
0.692% due 04/27/2037	37,220	20,333
2.832% due 04/26/2037	1,239	1,251
2.972% due 08/27/2037	197	197
3.897% due 12/27/2035	1,138	1,114
4.000% due 08/27/2037	59,487	49,102
5.509% due 04/15/2047	3,000	3,447
5.634% due 05/26/2037	155	164
6.049% due 02/27/2047	287,759	212,096
7.000% due 08/26/2036	16,631	13,790
7.455% due 04/26/2037	41,809	27,613

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Mortgage Pass-Through Certificates
0.265% due 05/15/2023 (a)		$58,600	$1,116
CSMC Mortgage-Backed Trust
5.000% due 04/25/2037		3,492	3,072
5.500% due 03/25/2037		2,557	2,461
6.000% due 08/25/2036^		11,255	8,393
6.000% due 02/25/2037^		1,353	1,245
6.000% due 06/25/2037		9,682	8,658
6.250% due 08/25/2036^		5,683	5,084
DBUBS Mortgage Trust
1.391% due 11/10/2046 (a)		115,346	5,338
3.642% due 08/10/2044		8,900	9,639
DECO Series
0.481% due 01/27/2018	EUR	3,988	5,033
0.781% due 01/27/2020	GBP	1,998	2,596
Deutsche ALT-A Securities, Inc.
0.334% due 08/25/2047		$63,867	49,898
0.354% due 02/25/2047		1,050	743
0.554% due 06/25/2037		43,268	15,244
2.954% due 10/25/2035		1,612	1,489
5.000% due 10/25/2018		283	292
Deutsche ALT-B Securities, Inc.
0.304% due 10/25/2036^		409	213
Deutsche Mortgage Securities, Inc.
2.750% due 06/25/2034		35	33
5.228% due 06/26/2035		2,475	2,520
Downey Savings & Loan Association Mortgage Loan Trust
0.383% due 04/19/2047^		352	87
0.453% due 03/19/2045		866	739
0.533% due 09/19/2045		2,090	1,563
0.603% due 11/19/2044		286	157
1.097% due 03/19/2046^		302	199
2.499% due 07/19/2044		54	53
2.512% due 07/19/2044		868	873
E-MAC NL BV
2.469% due 07/25/2036	EUR	1,278	1,461
Emerald Mortgages PLC
0.238% due 07/15/2048		85,315	84,564
Eurosail PLC
0.321% due 03/13/2045		1,332	1,687
0.361% due 03/13/2045		2,725	3,236
0.667% due 12/10/2044	GBP	9,868	13,859
0.667% due 12/15/2044		1,941	2,777
0.667% due 03/13/2045		8,012	11,291
Fannie Mae
3.000% due 06/25/2042 (a)		$17,008	2,274
First Horizon Alternative Mortgage Securities
0.574% due 02/25/2037		622	391
0.954% due 04/25/2036^		5,755	3,985
2.314% due 09/25/2034		1,132	1,133
2.338% due 04/25/2035		10,930	10,211
2.358% due 09/25/2035		6,827	5,865
2.360% due 08/25/2034		1,671	1,646
2.375% due 03/25/2035		1,937	1,753
2.382% due 02/25/2035		4,568	4,322
2.398% due 08/25/2035		5,027	4,448
2.481% due 02/25/2036		864	639
5.250% due 02/25/2021		2,266	2,274
5.346% due 04/25/2037 (a)		9,216	2,133
6.000% due 07/25/2036^		153	136
6.000% due 08/25/2036^		7,869	6,785
6.250% due 08/25/2037^		338	296
First Horizon Asset Securities, Inc.
6.250% due 11/25/2037^		552	487
First Horizon Mortgage Pass-Through Trust
2.444% due 11/25/2037		310	270
2.540% due 05/25/2035		2,061	1,828

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.550% due 06/25/2034		$344	$352
2.559% due 02/25/2034		251	255
2.575% due 06/25/2035		4,357	4,229
2.576% due 01/25/2037^		3,968	3,609
2.592% due 05/25/2037^		9,984	7,992
2.598% due 10/25/2035		5,388	4,870
2.614% due 05/25/2036		4,332	3,995
2.615% due 08/25/2035		365	365
2.626% due 05/25/2034		169	168
2.632% due 10/25/2034		865	854
2.750% due 10/25/2035		666	550
4.752% due 02/25/2035		1,434	1,441
5.250% due 05/25/2021		657	598
5.500% due 04/25/2022		481	490
5.710% due 10/25/2034		23	23
5.750% due 10/25/2021		443	447
5.750% due 05/25/2037^		1,098	988
First Republic Mortgage Loan Trust
0.553% due 11/15/2031		36	35
0.603% due 11/15/2032		114	110
0.703% due 11/15/2030		529	517
FREMF Mortgage Trust
0.100% due 05/25/2020 (a)		416,976	2,262
GMAC Commercial Mortgage Securities Trust, Inc.
5.362% due 04/10/2040		6,321	6,364
GMAC Mortgage Corp. Loan Trust
3.238% due 11/19/2035		1,548	1,438
3.393% due 03/18/2035		4,005	4,026
3.426% due 03/18/2035		8,986	8,666
3.642% due 11/19/2035		1,064	1,024
3.666% due 05/25/2035		410	383
4.536% due 10/19/2033		25	26
5.105% due 05/25/2035		2,642	2,610
5.268% due 03/18/2035		76	77
5.483% due 11/19/2035		9,432	9,368
Great Hall Mortgages PLC
0.334% due 03/18/2039	EUR	9,580	11,061
0.354% due 06/18/2038		729	855
0.410% due 06/18/2039		$8,022	7,243
Greenpoint Mortgage Funding Trust
0.384% due 01/25/2037		21,337	13,292
0.404% due 03/25/2047		282	215
0.414% due 04/25/2036		232	157
0.444% due 08/25/2045		756	612
0.464% due 10/25/2045		1,168	969
0.474% due 11/25/2045		124	103
0.524% due 09/25/2046^		4,550	1,208
Greenpoint Mortgage Pass-Through Certificates
2.939% due 10/25/2033		129	129
Greenwich Capital Commercial Funding Corp.
1.354% due 10/05/2020		4,357	4,332
2.204% due 10/05/2020		5,118	5,066
GS Mortgage Securities Corp.
0.223% due 12/10/2043 (a)		35,931	540
0.645% due 06/06/2020		8,315	8,290
0.677% due 12/10/2043 (a)		152,303	3,227
0.835% due 06/06/2020		10,700	10,650
1.118% due 03/10/2044 (a)		29,112	1,429
1.539% due 08/10/2043 (a)		167,811	13,291
2.167% due 02/10/2021 (a)		35,005	271
2.194% due 01/10/2045 (a)		7,388	1,010
2.618% due 05/10/2045 (a)		87,555	13,103
3.364% due 02/10/2021 (a)		41,136	629
4.805% due 03/06/2020		2,000	2,018
5.458% due 03/06/2020		18,000	18,177
7.500% due 09/25/2036		1,619	1,459
7.500% due 10/25/2036		469	423

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	129

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSMPS Mortgage Loan Trust
0.604% due 06/25/2034	$274	$240
GSR Mortgage Loan Trust
0.654% due 07/25/2037^	607	405
1.956% due 04/25/2032	35	35
2.641% due 07/25/2035	812	797
2.650% due 09/25/2035	4,600	4,399
2.653% due 09/25/2035	98	97
2.662% due 09/25/2035	157	162
2.685% due 08/25/2034	5,193	5,151
2.717% due 08/25/2034	125	115
2.759% due 07/25/2035	8,890	8,026
2.776% due 01/25/2036	19,157	17,355
2.825% due 04/25/2035	302	299
2.835% due 08/25/2034	1,946	1,968
2.889% due 04/25/2036	3,345	3,208
2.910% due 05/25/2035	22,704	21,483
2.913% due 05/25/2035	4,994	4,588
2.929% due 05/25/2035	3,356	3,020
2.955% due 10/25/2035	5,904	5,216
3.033% due 01/25/2035	4,412	4,362
3.045% due 07/25/2035	3,460	3,197
3.083% due 09/25/2034	102	100
3.083% due 12/25/2034	1,021	1,005
3.103% due 07/25/2035	4,599	3,803
3.146% due 11/25/2035	217	201
3.149% due 01/25/2036	465	425
5.000% due 07/25/2036	1,659	1,618
5.111% due 11/25/2035	3,732	3,686
5.171% due 04/25/2035	932	937
5.250% due 07/25/2035	769	760
5.321% due 03/25/2037^	7,351	6,956
5.500% due 07/25/2035	674	691
5.500% due 03/25/2036	3,485	3,207
5.500% due 06/25/2036^	1,237	1,160
5.500% due 01/25/2037	16,800	16,074
5.750% due 02/25/2036	2,663	2,635
5.750% due 02/25/2037	392	394
6.000% due 02/25/2021	4,845	4,899
6.000% due 06/25/2036	8,024	7,524
6.000% due 09/25/2036	4,574	4,004
6.000% due 01/25/2037	409	411
6.000% due 07/25/2037	888	840
6.500% due 09/25/2036	4,273	3,815
6.500% due 10/25/2036	2,943	2,676
Harborview Mortgage Loan Trust
0.373% due 12/19/2036	359	238
0.383% due 11/19/2036	398	328
0.393% due 01/19/2038	3,560	2,841
0.413% due 11/19/2036	16,460	12,454
0.423% due 07/19/2047	1,460	1,174
0.443% due 01/19/2036	162	104
0.453% due 01/19/2036	178	120
0.483% due 02/19/2036	3,676	2,572
0.493% due 07/19/2045	161	80
0.513% due 11/19/2035	3,450	2,757
0.513% due 08/19/2045	1,653	1,451
0.533% due 09/19/2035	319	248
0.553% due 01/19/2035	437	298
0.583% due 01/19/2035^	1,207	769
0.593% due 12/19/2034	388	272
0.603% due 11/19/2034	533	428
0.603% due 12/19/2034	171	120
1.027% due 12/19/2036^	21,992	16,031
1.329% due 06/19/2034	80	80
2.128% due 11/19/2034	1,124	1,069
2.774% due 08/19/2034	4,165	4,142
2.948% due 12/19/2035	205	189

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.959% due 07/19/2035		$3,271	$3,108
2.974% due 12/19/2035^		74	64
3.027% due 07/19/2035		5,282	4,576
3.049% due 06/19/2036^		615	404
3.068% due 01/19/2035		1,451	1,327
3.390% due 08/19/2036^		2,477	1,764
5.170% due 06/19/2036		321	218
Hercules Eclipse PLC
0.751% due 10/25/2018	GBP	9,538	13,374
Hipocat FTA
0.365% due 07/15/2036	EUR	329	348
HSI Asset Loan Obligation Resecuritization Trust
6.000% due 08/25/2036		$21,645	21,380
HSI Asset Loan Obligation Trust
5.260% due 01/25/2037		176	148
6.061% due 01/25/2037^		1,735	1,529
Impac CMB Trust
0.484% due 10/25/2035		24,425	18,884
0.844% due 09/25/2034		719	692
Impac Secured Assets Trust
0.404% due 05/25/2036		226	152
Indus (Eclipse) PLC
0.681% due 01/25/2020	GBP	20,587	30,016
Indymac Adjustable Rate Mortgage Trust
1.820% due 01/25/2032		$5	5
Indymac Index Mortgage Loan Trust
0.334% due 10/25/2036		279	227
0.394% due 09/25/2046		1,858	1,366
0.404% due 06/25/2047		34,377	24,641
0.414% due 05/25/2046		2,432	2,000
0.434% due 04/25/2035		2,945	2,294
0.434% due 07/25/2046		31,948	24,680
0.444% due 04/25/2035		12,590	10,925
0.444% due 07/25/2035		684	586
0.444% due 06/25/2037		327	282
0.484% due 03/25/2035		5,185	4,412
0.484% due 07/25/2035		357	132
0.504% due 06/25/2037^		1,125	528
0.524% due 02/25/2035		666	570
0.524% due 07/25/2045		575	487
0.804% due 04/25/2034		867	747
0.824% due 06/25/2034		31	29
0.984% due 10/25/2036		93	78
1.004% due 08/25/2034		190	156
1.084% due 09/25/2034		140	97
2.443% due 06/25/2037^		927	650
2.502% due 04/25/2035		109	91
2.520% due 06/25/2035		282	238
2.547% due 07/25/2035		15,298	11,367
2.570% due 08/25/2035		971	838
2.601% due 01/25/2035		2,426	2,205
2.634% due 11/25/2035^		23,602	17,665
2.635% due 03/25/2035		87	81
2.647% due 12/25/2034		81	72
2.659% due 03/25/2035		4,191	4,071
2.662% due 03/25/2035		134	134
2.730% due 06/25/2037		5,211	2,720
2.791% due 10/25/2034		159	146
2.834% due 01/25/2036		514	437
2.881% due 10/25/2034		717	702
2.939% due 09/25/2036		150	110
2.952% due 06/25/2036		550	374
4.668% due 08/25/2037		225	182
4.697% due 05/25/2036^		67,020	58,034
4.757% due 09/25/2035		1,192	1,093
4.810% due 06/25/2036		2,092	2,002
4.844% due 08/25/2035		516	442
4.895% due 11/25/2035^		5,190	4,407

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.950% due 10/25/2035	$427	$372
5.061% due 07/25/2036	5,175	4,769
5.094% due 12/25/2035	82	72
Indymac Mortgage Loan Trust
2.488% due 01/25/2036	742	691
2.530% due 01/25/2036	6,405	6,048
3.059% due 03/25/2037	6,704	5,917
3.461% due 09/25/2037	33,588	27,457
4.907% due 11/25/2035	2,684	2,644
5.363% due 08/25/2036	502	504
5.532% due 09/25/2036	13,500	11,125
6.250% due 11/25/2037^	1,690	1,498
6.500% due 09/25/2037	217	151
JPMorgan Alternative Loan Trust
0.474% due 03/25/2036^	5,722	4,661
2.792% due 05/25/2036^	3,231	2,433
5.500% due 02/25/2021^	416	398
5.550% due 10/25/2036	934	929
6.310% due 08/25/2036	39,955	28,283
JPMorgan Chase Commercial Mortgage Securities Corp.
1.937% due 11/15/2043 (a)	208,931	18,335
2.165% due 06/15/2043 (a)	19,197	1,000
5.298% due 05/15/2047	2,066	2,098
5.640% due 03/18/2051	2,000	2,224
JPMorgan Mortgage Trust
2.196% due 10/25/2033	301	308
2.528% due 06/25/2035	1,400	1,401
2.689% due 10/25/2036	1,273	1,158
2.846% due 04/25/2035	428	425
2.851% due 02/25/2036	732	656
2.874% due 11/25/2035	1,229	1,102
2.878% due 04/25/2037	3,348	2,845
2.913% due 06/25/2035	296	277
2.914% due 01/25/2037^	2,396	1,987
2.916% due 04/25/2035	2,578	2,525
2.943% due 11/25/2035	114	109
2.950% due 04/25/2036	17,456	15,943
2.961% due 06/25/2037^	1,046	861
2.978% due 08/25/2035	7,160	7,097
2.986% due 05/25/2036^	60	49
2.986% due 06/25/2036	7,751	6,751
2.991% due 07/25/2035	1,216	1,232
3.003% due 07/25/2035	2,367	2,142
3.015% due 07/25/2035	1,667	1,452
3.023% due 07/25/2035	522	517
3.025% due 08/25/2035^	9,313	8,703
3.025% due 08/25/2036	192	162
3.027% due 08/25/2035	111	110
3.030% due 07/25/2035	1,406	1,414
3.038% due 10/25/2035	902	871
3.054% due 07/25/2035	147	146
3.100% due 08/25/2035	750	756
4.127% due 05/25/2036	12,323	10,730
4.243% due 04/25/2035	11	11
4.726% due 02/25/2034	43	43
5.000% due 06/25/2021	1,880	1,810
5.000% due 03/25/2022	501	495
5.192% due 10/25/2035	35	32
5.257% due 04/25/2037	2,130	1,980
5.306% due 09/25/2035	3,940	3,910
5.309% due 08/25/2036	18,713	16,103
5.394% due 06/25/2037	22,484	20,400
5.413% due 06/25/2036	1,194	1,075
5.454% due 04/25/2036	6,296	5,679
5.500% due 01/25/2021	176	178
5.500% due 03/25/2022	202	202
5.500% due 09/25/2035	18,200	18,812
5.500% due 01/25/2036	4,835	4,739

130	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 08/25/2037		$13,357	$11,966
5.507% due 04/25/2037		18,391	17,222
5.700% due 10/25/2036		536	494
5.750% due 03/25/2037^		1,357	1,215
6.000% due 07/25/2036		13,638	12,630
6.000% due 06/25/2037		44,890	38,338
6.000% due 08/25/2037^		4,015	3,527
6.500% due 09/25/2035		966	972
7.000% due 08/25/2037^		2,437	2,285
JPMorgan Resecuritization Trust
4.500% due 11/26/2034		158	161
KGS Alpha SBA Trust
1.055% due 04/25/2038		132,105	6,896
Kildare Securities Ltd.
0.400% due 12/10/2043	EUR	9,000	8,145
LB-UBS Commercial Mortgage Trust
0.499% due 02/15/2040 (a)		$44,968	765
Lehman Mortgage Trust
1.104% due 12/25/2035^		5,530	4,173
5.500% due 11/25/2035		775	781
5.500% due 12/25/2035^		150	126
6.386% due 04/25/2036		14,241	13,623
6.496% due 03/25/2037 (a)		39,939	11,666
6.500% due 09/25/2037^		17,545	15,632
Lehman XS Trust
0.304% due 05/25/2046^		3,761	2,768
0.364% due 03/25/2047		4,826	3,018
0.404% due 07/25/2047		27,597	14,992
1.054% due 09/25/2047		7,201	5,304
Luminent Mortgage Trust
0.404% due 02/25/2046		273	192
Mach One Trust Commercial Mortgage-Backed
5.946% due 05/28/2040		294	298
Madison Square Ltd.
6.150% due 09/25/2043		12,258	12,208
Mall Funding PLC
1.191% due 04/22/2017	GBP	46,843	68,728
Mansard Mortgages PLC
1.157% due 12/15/2049		23,947	33,739
MASTR Adjustable Rate Mortgages Trust
0.444% due 05/25/2037		$1,641	1,132
0.544% due 05/25/2047^		5,583	1,705
1.844% due 09/25/2034		242	227
2.263% due 09/25/2035		1,884	1,344
2.289% due 09/25/2033		1,760	1,744
2.375% due 01/25/2034		190	164
2.468% due 05/25/2034		591	587
2.500% due 10/25/2032		777	785
2.596% due 07/25/2035		8,431	7,314
2.620% due 07/25/2034		2,950	2,962
2.630% due 11/21/2034		2,685	2,834
2.644% due 12/25/2033		676	666
2.648% due 02/25/2036		174	163
2.665% due 12/21/2034		628	586
2.671% due 04/21/2034		219	228
2.825% due 07/25/2035		1,891	1,661
2.901% due 12/25/2033		596	596
2.994% due 01/25/2036		27,424	26,292
3.095% due 11/25/2036		256	222
3.147% due 10/25/2034		964	854
4.727% due 10/25/2032		683	677
5.304% due 06/25/2035		717	706
MASTR Alternative Loans Trust
6.500% due 12/25/2034		151	156
7.000% due 06/25/2034		72	76
MASTR Asset Securitization Trust
5.250% due 11/25/2035		1,719	1,744

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 07/25/2033		$59	$61
5.500% due 06/26/2034		473	456
5.500% due 05/25/2035		52	53
5.750% due 02/25/2021		2,832	2,866
6.000% due 10/25/2022		178	175
6.000% due 06/25/2036^		1,328	1,267
MASTR Reperforming Loan Trust
0.554% due 05/25/2035		1,144	962
5.053% due 05/25/2036		412	393
6.000% due 08/25/2034		1,023	1,059
MASTR Seasoned Securities Trust
2.462% due 10/25/2032		420	426
2.850% due 10/25/2032		66	65
3.664% due 10/25/2032		700	697
6.500% due 08/25/2032		255	290
MBS Bancaja FTA
0.370% due 02/25/2038	EUR	5,750	6,468
Mellon Residential Funding Corp.
0.903% due 11/15/2031		$957	945
0.943% due 09/15/2030		1,460	1,422
Merrill Lynch Alternative Note Asset
0.504% due 03/25/2037		466	205
3.013% due 06/25/2037^		48,785	31,672
Merrill Lynch Mortgage Investors Trust
0.454% due 11/25/2035		2,201	2,106
0.454% due 08/25/2036		34	32
0.534% due 11/25/2029		3,551	3,420
0.664% due 03/25/2030		524	526
0.864% due 06/25/2028		44	44
0.947% due 03/25/2030		1,224	1,207
0.987% due 07/25/2030		6,858	6,848
1.110% due 01/25/2030		216	210
1.127% due 10/25/2028		385	386
1.147% due 11/25/2029		482	467
1.204% due 10/25/2035		19	19
2.213% due 01/25/2029		4,842	4,715
2.272% due 09/25/2029		1,182	1,175
2.274% due 05/25/2036		2,024	2,033
2.286% due 05/25/2029		387	397
2.288% due 04/25/2035		462	447
2.370% due 04/25/2029		1,256	1,258
2.398% due 01/25/2029		347	345
2.412% due 12/25/2034		2,680	2,666
2.436% due 02/25/2033		89	84
2.528% due 02/25/2035		8,405	8,341
2.579% due 06/25/2035		4,700	4,460
2.598% due 02/25/2036		630	600
2.604% due 05/25/2036		1,521	1,480
2.615% due 05/25/2036		501	497
2.636% due 02/25/2034		339	343
2.798% due 07/25/2035		3,071	2,878
2.857% due 12/25/2035		229	208
2.876% due 07/25/2035		1,736	1,443
3.024% due 03/25/2036^		6,290	4,348
3.051% due 09/25/2033		37	37
3.075% due 06/25/2037		1,101	1,059
3.224% due 05/25/2034		405	394
5.114% due 09/25/2035		341	327
5.250% due 08/25/2036		62	63
Merrill Lynch Mortgage Trust
0.445% due 02/12/2051 (a)		179,912	2,886
0.847% due 08/12/2039 (a)		13,527	135
Merrill Lynch Mortgage-Backed Securities Trust
2.575% due 08/25/2036		41,224	36,701
3.388% due 06/25/2037		57	44
4.994% due 04/25/2037^		2,596	2,172
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.936% due 08/12/2049		8,000	9,362

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MLCC Mortgage Investors, Inc.
0.884% due 04/25/2028		$73	$72
Morgan Stanley Bank of America Merrill Lynch Trust
2.190% due 11/15/2045 (a)		135,040	17,050
3.476% due 11/15/2045		5,656	5,907
3.930% due 11/15/2045		2,500	2,642
4.536% due 11/15/2045		3,500	3,737
Morgan Stanley Capital Trust
0.264% due 11/12/2049 (a)		42,688	411
Morgan Stanley Dean Witter Capital
1.907% due 03/25/2033		991	912
Morgan Stanley Mortgage Loan Trust
0.654% due 07/25/2034		112	111
0.763% due 10/25/2034		404	377
2.377% due 07/25/2034		718	724
2.440% due 06/25/2036		1,144	1,074
2.660% due 10/25/2034		340	332
2.699% due 07/25/2035		816	688
2.818% due 08/25/2034		175	172
2.976% due 07/25/2034		847	840
4.618% due 11/25/2037^		13,562	10,036
5.251% due 09/25/2035		282	220
5.336% due 11/25/2035		234	171
5.484% due 12/25/2035		3,042	2,856
5.499% due 07/25/2035		1,322	1,242
5.500% due 11/25/2035		220	202
5.750% due 09/25/2022		136	129
6.000% due 08/25/2037		1,575	1,479
6.513% due 08/25/2036^		10,850	6,612
Morgan Stanley Re-REMIC Trust
0.000% due 07/17/2056 (b)		5,000	4,674
2.851% due 02/26/2036		27,459	27,269
MortgageIT Trust
0.454% due 11/25/2035		17,463	13,207
Mortgages PLC
0.971% due 10/31/2038	GBP	2,112	3,041
Motel 6 Trust
1.692% due 10/05/2025 (a)		$50,000	1,460
2.743% due 10/05/2025		34,000	34,311
3.005% due 10/05/2025 (a)		48,500	2,469
Nemus Funding PLC
0.740% due 02/15/2020	GBP	5,791	8,317
Newgate Funding PLC
0.681% due 12/01/2050		3,500	4,746
0.803% due 12/15/2050	EUR	950	1,109
1.107% due 12/15/2050	GBP	89	134
1.453% due 12/15/2050	EUR	5,200	5,141
1.507% due 12/15/2050	GBP	27,600	34,676
1.703% due 12/15/2050	EUR	8,700	6,284
1.757% due 12/15/2050	GBP	7,800	9,007
Nomura Asset Acceptance Corp.
0.484% due 04/25/2037		$378	208
2.677% due 10/25/2035		810	726
2.886% due 02/25/2036		5,187	4,322
3.088% due 02/25/2036^		1,771	1,353
5.159% due 03/25/2035		166	169
5.500% due 05/25/2033		22	23
6.000% due 05/25/2033		10	11
6.215% due 08/25/2036^		9,072	4,786
6.431% due 08/25/2036^		3,870	2,041
6.500% due 03/25/2034		354	374
6.500% due 02/25/2035		2,861	3,017
7.000% due 04/25/2033		10	11
Nomura Resecuritization Trust
0.667% due 08/27/2047		243,459	119,295
Opera Finance PLC
0.385% due 01/15/2015	EUR	8,924	10,596
Opteum Mortgage Acceptance Corp.
0.454% due 12/25/2035		$5,371	5,255

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	131

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Preferred Residential Securities
1.607% due 12/15/2041	GBP	753	$989
Prime Mortgage Trust
0.604% due 02/25/2019		$4	4
7.000% due 07/25/2034		741	688
Provident Funding Mortgage Loan Trust
2.590% due 04/25/2034		215	217
2.905% due 05/25/2035		1,546	1,541
2.979% due 10/25/2035		532	529
RAAC Series
6.010% due 01/25/2017		16	17
RBSSP Resecuritization Trust
0.443% due 05/28/2047		75,535	53,005
0.454% due 03/26/2037		49,714	45,641
0.504% due 03/26/2035		2,547	2,447
0.524% due 08/26/2045		114	67
2.609% due 12/26/2036		42,624	29,777
2.757% due 10/26/2036		22,002	10,919
3.798% due 08/28/2047		475,501	345,855
5.500% due 10/26/2035		3,622	3,647
5.551% due 12/26/2036		10,465	6,041
7.689% due 03/26/2036		20,966	13,012
Regal Trust
2.462% due 09/29/2031		1,472	1,152
Residential Accredit Loans, Inc. Trust
0.384% due 11/25/2036		7,413	5,389
0.384% due 06/25/2046		2,909	1,411
0.409% due 09/25/2046		19,066	11,783
0.454% due 02/25/2036^		1,083	687
0.474% due 05/25/2046^		4,083	1,276
0.484% due 12/25/2045		1,158	849
0.504% due 08/25/2035		11,938	9,223
0.534% due 03/25/2037		377	117
0.564% due 01/25/2037^		3,014	1,889
0.604% due 03/25/2033		177	172
0.604% due 06/25/2036		849	513
1.177% due 01/25/2046		44,569	30,293
1.537% due 09/25/2045		266	215
3.364% due 08/25/2035^		862	504
3.467% due 07/25/2035		24,552	21,108
3.697% due 07/25/2035		255	208
3.744% due 12/26/2034		441	378
5.000% due 09/25/2019		269	277
5.500% due 08/25/2034		37	37
5.500% due 08/25/2035^		125	112
5.750% due 12/25/2021		812	808
6.000% due 10/25/2034		1,424	1,525
6.000% due 08/25/2035		1,807	1,630
6.000% due 10/25/2035		29,690	23,935
6.000% due 12/25/2035^		84	76
Residential Asset Mortgage Products Trust
7.000% due 11/25/2031		350	369
7.500% due 12/25/2031		121	126
7.500% due 05/25/2032		149	150
7.500% due 07/25/2032		1,187	1,177
Residential Asset Securitization Trust
0.554% due 06/25/2036		12,703	5,513
0.704% due 03/25/2035		596	462
4.750% due 02/25/2019		102	105
5.500% due 07/25/2035		3,410	3,145
6.000% due 01/25/2037		7,663	5,556
6.500% due 09/25/2036		4,186	3,190
Residential Funding Mortgage Securities, Inc. Trust
3.104% due 08/25/2035		7,378	6,014
3.145% due 09/25/2035		3,351	2,787
4.027% due 10/25/2037		27,502	22,713
5.250% due 01/25/2036		373	348
5.500% due 03/25/2037		13,742	12,728

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 07/27/2037^		$655	$614
5.938% due 04/25/2037		6,170	5,184
5.946% due 09/25/2036^		28	24
5.995% due 10/25/2037		32,253	28,700
6.000% due 04/25/2037^		13,090	12,072
6.000% due 04/25/2037		666	642
6.000% due 10/25/2037^		2,486	2,201
6.500% due 03/25/2032		138	145
Rivoli Pan Europe PLC
0.412% due 08/03/2018	EUR	16,651	18,697
RMAC Securities PLC
0.430% due 06/12/2044		$5,338	4,893
0.657% due 06/12/2044	GBP	18,258	25,458
0.677% due 06/12/2044		2,971	4,072
Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048		$2,008	2,247
5.336% due 05/16/2047		3,276	3,682
Sequoia Mortgage Trust
0.523% due 11/20/2034		311	307
0.553% due 07/20/2033		235	232
0.553% due 09/20/2034		1,111	1,086
0.799% due 01/20/2035		139	132
0.843% due 01/20/2034		1,142	1,081
0.863% due 06/20/2033		1,806	1,794
0.896% due 11/20/2034		510	504
0.963% due 10/20/2027		20	20
0.963% due 04/20/2033		376	364
1.003% due 10/20/2027		192	188
1.103% due 12/20/2032		121	118
2.619% due 02/20/2047		762	664
2.640% due 01/20/2047		530	452
2.651% due 04/20/2035		1,796	1,811
2.845% due 09/20/2046		14,051	12,012
4.725% due 09/20/2046		1,744	1,509
4.980% due 07/20/2037		1,703	1,416
5.277% due 07/20/2037^		20,678	18,356
Siena Mortgages SpA
2.521% due 11/22/2070	EUR	219	281
Silenus European Loan Conduit Ltd.
0.376% due 05/15/2019		3,690	4,478
Silver Oak Ltd.
1.732% due 06/21/2018		$9,000	9,059
Silverstone Master Issuer PLC
1.852% due 01/21/2055		2,000	2,053
Southern Pacific Financing PLC
1.107% due 12/10/2042	GBP	480	603
Structured Adjustable Rate Mortgage Loan Trust
0.434% due 05/25/2035		$29	28
0.684% due 06/25/2035		355	352
1.947% due 10/25/2037^		12,572	7,402
2.508% due 03/25/2034		343	340
2.569% due 03/25/2035		22,138	18,417
2.586% due 02/25/2034		2,054	2,082
2.600% due 12/25/2035		518	337
2.633% due 03/25/2035		1,369	1,281
2.638% due 05/25/2035		77	69
2.639% due 07/25/2034		2,080	2,074
2.652% due 08/25/2034		65	65
2.653% due 08/25/2035		4,019	3,753
2.656% due 09/25/2034		262	257
2.663% due 09/25/2035		14,257	12,877
2.663% due 11/25/2035		1,021	780
2.672% due 05/25/2035		19,732	18,558
2.680% due 12/25/2034		5,175	4,977
2.690% due 04/25/2035		207	194
2.696% due 06/25/2034		550	549
2.704% due 10/25/2034		388	394
2.729% due 12/25/2034		118	106

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.786% due 05/25/2034		$1,087	$1,095
2.788% due 11/25/2034		850	814
2.816% due 11/25/2034		4,458	4,517
2.954% due 11/25/2035^		468	354
4.716% due 07/25/2037^		77	63
4.767% due 09/25/2036		23,096	17,934
4.953% due 09/25/2036		7,847	6,577
4.973% due 01/25/2037^		20,561	16,681
5.008% due 04/25/2034		71	70
5.016% due 05/25/2036^		16,025	12,596
5.093% due 05/25/2036		900	854
5.175% due 01/25/2036^		11,254	8,928
5.205% due 02/25/2037		6,091	5,747
5.272% due 03/25/2036^		3,323	2,764
5.312% due 05/25/2036		48	42
5.330% due 02/25/2036^		12,896	10,714
5.400% due 11/25/2035		2,475	2,017
5.500% due 02/25/2036^		19,735	16,898
Structured Asset Mortgage Investments, Inc.
0.324% due 08/25/2036		48	34
0.394% due 07/25/2046		17,538	10,669
0.414% due 04/25/2036		37,055	25,346
0.414% due 08/25/2036		19,336	13,766
0.414% due 05/25/2046		886	552
0.434% due 02/25/2036		22,763	15,620
0.434% due 05/25/2045		1,435	1,094
0.434% due 07/25/2046		88	15
0.453% due 07/19/2035		8,606	7,963
0.484% due 02/25/2036		15,677	10,968
0.504% due 08/25/2036		6,948	2,001
0.883% due 05/19/2035		3,834	3,693
2.645% due 02/19/2035		17	17
3.728% due 05/25/2045		260	186
Structured Asset Securities Corp.
0.504% due 10/25/2027		1,144	1,132
0.554% due 04/25/2035		802	658
0.704% due 05/25/2033		858	834
2.506% due 03/25/2033		423	421
2.543% due 07/25/2033		1,431	1,454
2.592% due 09/25/2033		1,217	1,184
2.601% due 01/25/2034		552	534
2.635% due 08/25/2032		25	25
2.704% due 11/25/2033		382	384
2.744% due 12/25/2033		370	373
2.858% due 11/25/2033		1,065	1,068
2.906% due 09/25/2032		46	46
Suntrust Adjustable Rate Mortgage Loan Trust
5.472% due 04/25/2037^		8,139	6,597
5.693% due 10/25/2037		4,339	4,055
Thornburg Mortgage Securities Trust
0.744% due 03/25/2044		334	327
2.393% due 12/25/2044		147	145
2.725% due 10/25/2043		816	809
5.750% due 06/25/2047		63,708	63,258
TIAA CMBS Trust
5.770% due 06/19/2033		9,488	9,862
Titan Europe PLC
0.791% due 10/23/2016	GBP	22,732	33,072
Titulizacion de Activos Sociedad Gestora de Fondos de Titulizacion S.A.
0.460% due 09/22/2032	EUR	1,939	2,254
0.460% due 06/22/2045		1,149	1,242
0.470% due 03/22/2035		1,797	1,989
0.481% due 12/27/2030		1,136	1,328
0.481% due 09/30/2032		184	225
0.490% due 03/22/2035		1,361	1,507
UBS Commercial Mortgage Trust
0.778% due 07/15/2024		$3,800	3,586

132	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.358% due 05/10/2045 (a)		$195,205	$29,358
Union de Creditos Inmobiliarios
0.370% due 06/22/2036	EUR	2,337	2,355
Utrecht Finance BV
3.211% due 07/28/2016		2,281	2,858
Vela Home SRL
0.329% due 10/25/2042		2,523	3,210
Wachovia Bank Commercial Mortgage Trust
5.509% due 04/15/2047		$725	825
Wachovia Mortgage Loan Trust LLC
2.666% due 05/20/2036		979	963
2.947% due 08/20/2035		976	859
2.968% due 10/20/2035		1,164	996
3.032% due 10/20/2035		3,922	3,607
3.055% due 10/20/2035		999	989
5.398% due 10/20/2035		5,178	5,208
6.116% due 03/20/2037^		335	322
WaMu Commercial Mortgage Securities Trust
5.170% due 05/25/2036		8,128	8,492
WaMu Mortgage Pass-Through Certificates
0.434% due 04/25/2045		6,641	6,140
0.464% due 11/25/2045		1,566	1,436
0.474% due 12/25/2045		7,078	6,635
0.494% due 07/25/2045		6,045	5,667
0.494% due 12/25/2045		13,636	12,354
0.514% due 01/25/2045		2,717	2,626
0.524% due 07/25/2045		7,921	7,642
0.534% due 01/25/2045		18,603	17,277
0.544% due 01/25/2045		6,621	6,243
0.554% due 01/25/2045		316	298
0.620% due 11/25/2034		6,648	6,292
0.640% due 10/25/2044		5,053	4,805
0.650% due 10/25/2044		6,588	6,187
0.670% due 07/25/2044		864	833
0.690% due 11/25/2034		134	112
0.690% due 07/25/2044		4,845	4,504
0.907% due 01/25/2047		3,845	3,461
0.917% due 01/25/2047		4,450	3,424
0.927% due 06/25/2047		10,600	8,973
0.937% due 04/25/2047		359	201
0.984% due 10/25/2045		5,016	4,928
0.997% due 12/25/2046		623	487
1.138% due 09/25/2046		21,021	17,940
1.157% due 06/25/2046		1,069	965
1.158% due 07/25/2046		40,295	31,007
1.167% due 06/25/2046		6,004	4,960
1.175% due 02/25/2046		1,761	1,626
1.247% due 01/25/2046		1,476	1,390
1.377% due 11/25/2042		514	493
1.577% due 08/25/2042		121	116
1.882% due 12/19/2039		287	289
2.115% due 01/25/2037^		23,300	18,932
2.212% due 02/27/2034		42	43
2.392% due 11/25/2036^		12,786	10,882
2.406% due 12/25/2036^		595	506
2.435% due 08/25/2034		3,246	3,227
2.446% due 10/25/2034		2,564	2,588
2.446% due 06/25/2037		6,392	5,358
2.462% due 05/25/2046		2,808	2,482
2.462% due 07/25/2046		14,507	13,779
2.463% due 10/25/2035		9,765	9,420
2.478% due 02/25/2033		1,460	1,470
2.481% due 01/25/2036		4,384	4,121
2.486% due 03/25/2036		4,973	4,507
2.491% due 09/25/2035		1,192	1,123
2.492% due 09/25/2036		30,905	26,590
2.497% due 03/25/2035		6,046	5,986
2.527% due 12/25/2035		8,213	7,756

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.609% due 12/25/2036^	$14,105	$12,112
2.638% due 02/25/2037^	1,511	1,295
2.675% due 09/25/2036^	34	28
2.697% due 03/25/2037	7,437	6,848
2.772% due 01/25/2036	11,808	10,578
4.547% due 01/25/2037^	13,616	12,202
4.580% due 03/25/2037	77,148	64,234
4.618% due 01/25/2037^	3,222	2,625
4.684% due 05/25/2037^	10,899	9,057
4.809% due 11/25/2036	3,530	3,121
4.881% due 12/25/2036^	217	175
4.929% due 02/25/2037^	2,296	1,979
5.013% due 01/25/2036	1,677	1,629
5.039% due 08/25/2036	41,928	38,471
5.050% due 07/25/2037	796	738
5.050% due 07/25/2037^	9,374	8,662
5.076% due 04/25/2037	253	22
5.091% due 02/25/2037	12,150	11,662
5.114% due 05/25/2037	215	209
5.297% due 08/25/2035	256	255
5.707% due 10/25/2036^	4,279	3,489
5.750% due 10/25/2036^	1,041	866
Washington Mutual Alternative Mortgage Pass-Through Certificates
0.434% due 12/25/2036	15,569	11,750
0.464% due 12/25/2035	900	676
0.804% due 03/25/2036^	5,929	4,020
0.894% due 12/25/2046	17,488	9,450
1.117% due 04/25/2046	3,119	2,114
5.500% due 06/25/2035	8,424	8,199
5.500% due 11/25/2035^	1,763	1,423
5.750% due 11/25/2035^	2,401	2,015
5.750% due 01/25/2036	10,837	8,749
6.000% due 04/25/2036	8,800	6,556
6.500% due 03/25/2036	29,914	23,029
6.500% due 08/25/2036	73,988	46,650
Washington Mutual MSC Mortgage Pass-Through Certificates
1.600% due 06/25/2033	143	120
5.000% due 03/25/2018	5	5
7.500% due 04/25/2033	66	68
Wells Fargo Commercial Mortgage Trust
1.441% due 11/15/2043 (a)	103,650	8,339
Wells Fargo Mortgage Loan Trust
5.090% due 12/27/2046	33,713	14,377
Wells Fargo Mortgage-Backed Securities Trust
0.504% due 04/25/2037	1,830	1,455
2.610% due 01/25/2035	370	370
2.611% due 02/25/2035	1,366	1,360
2.615% due 06/25/2034	977	1,005
2.615% due 09/25/2034	249	254
2.616% due 09/25/2034	355	360
2.619% due 05/25/2036	12,539	11,363
2.624% due 12/25/2034	218	226
2.626% due 09/25/2034	714	741
2.627% due 03/25/2036	435	433
2.630% due 10/25/2036^	807	745
2.635% due 09/25/2034	308	309
2.641% due 03/25/2036	1,231	1,241
2.654% due 10/25/2034	36	37
2.665% due 06/25/2035	234	240
2.673% due 10/25/2035	1,729	1,706
2.681% due 04/25/2036	696	704
2.683% due 11/25/2034	961	975
2.683% due 03/25/2035	365	361
2.684% due 05/25/2035	1,096	1,114
2.703% due 06/25/2035	747	749
2.707% due 03/25/2036^	7,399	6,544

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.710% due 02/25/2034		$1,087	$1,090
2.721% due 04/25/2036		6,390	6,051
2.721% due 04/25/2036^		176	164
2.725% due 03/25/2035		142	140
2.728% due 04/25/2035		2,467	2,465
2.740% due 06/25/2035		587	604
2.748% due 08/25/2033		247	254
2.767% due 03/25/2036		2,709	2,673
2.784% due 07/25/2034		287	294
2.820% due 10/25/2034		233	237
3.039% due 09/25/2036^		7,710	6,848
4.767% due 07/25/2034		1,175	1,219
5.000% due 01/25/2020		157	165
5.165% due 08/25/2036		4,731	4,390
5.230% due 05/25/2035		35	35
5.230% due 06/26/2035		3,590	3,325
5.500% due 12/25/2033		11	11
5.500% due 08/25/2035		50	50
5.500% due 04/25/2036		607	605
5.500% due 09/25/2037		1,381	1,450
5.582% due 04/25/2036		3,114	3,068
5.698% due 04/25/2037		1,522	1,474
5.750% due 03/25/2037^		6,064	5,884
6.000% due 06/25/2036^		1,761	1,570
6.000% due 07/25/2036		591	588
6.000% due 08/25/2036		4,848	4,833
6.000% due 09/25/2036		404	405
6.000% due 11/25/2036		1,444	1,442
6.000% due 06/25/2037		10,550	10,345
6.000% due 07/25/2037^		2,009	1,982
6.000% due 07/25/2037		1,055	1,047
6.000% due 08/25/2037		892	893
6.000% due 10/25/2037		1,917	1,972
6.000% due 11/25/2037		568	571
18.826% due 03/25/2036		516	741
Wells Fargo Re-REMIC Trust
5.930% due 05/16/2017		8,501	9,782
WFDB Commercial Mortgage Trust
3.662% due 07/05/2024		6,000	6,098
WFRBS Commercial Mortgage Trust
2.482% due 04/15/2045 (a)		100,395	14,278
Windermere CMBS PLC
0.659% due 04/22/2018	EUR	52,394	60,905
0.757% due 04/24/2017	GBP	21,921	31,920

Total Mortgage-Backed Securities (Cost $7,436,337)			8,093,884

ASSET-BACKED SECURITIES 18.7%
Aames Mortgage Trust
1.224% due 10/25/2033		$5,777	5,567
ABSC Manufactured Housing Contract Resecuritization Trust
8.400% due 12/02/2030		30,210	30,200
Accredited Mortgage Loan Trust
0.384% due 04/25/2036		1,319	1,236
0.504% due 07/25/2034		11,753	10,455
0.674% due 04/25/2035		2,861	2,518
0.804% due 04/25/2034		1,856	1,442
5.210% due 01/25/2034		5,290	5,067
ACE Securities Corp.
0.264% due 10/25/2036		297	99
0.294% due 07/25/2036^		2,110	486
0.354% due 07/25/2036		38,219	14,071
0.444% due 07/25/2036		14,043	5,172
0.504% due 12/25/2045		1,861	1,823
0.534% due 11/25/2035		5,693	5,559
0.774% due 07/25/2035		5,000	4,249

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	133

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.854% due 07/25/2035		$5,000	$3,039
0.909% due 06/25/2035		2,815	2,772
1.004% due 02/25/2034		655	604
1.104% due 09/25/2033		346	316
1.254% due 12/25/2033		3,545	3,378
1.284% due 02/25/2035		1,995	1,947
Aegis Asset-Backed Securities Trust
0.804% due 06/25/2034		62	61
1.254% due 01/25/2034		588	549
AFC Home Equity Loan Trust
0.804% due 09/27/2027		310	282
1.084% due 02/25/2029		213	189
AIMCO CLO
0.552% due 10/20/2019		39,415	38,806
Alzette European CLO S.A.
0.600% due 12/15/2020		698	694
AMAC CDO Funding Ltd.
0.479% due 11/23/2050		18,261	16,872
0.504% due 11/23/2050		4,000	3,216
American Money Management Corp. CLO Ltd.
0.552% due 12/19/2019		6,762	6,648
Ameriquest Mortgage Securities, Inc.
0.704% due 09/25/2035		5,050	4,260
0.804% due 08/25/2035		7,000	6,741
0.814% due 01/25/2035		1,189	654
0.854% due 08/25/2035		2,500	2,064
0.884% due 08/25/2034		4,482	3,499
0.904% due 11/25/2033		571	487
1.239% due 12/25/2033		1,399	1,295
3.729% due 11/25/2032^		85	7
4.788% due 07/25/2033		3,472	2,902
4.929% due 11/25/2035		1,318	1,331
5.140% due 10/25/2033		235	234
5.829% due 02/25/2033^		31	2
5.829% due 12/25/2033		291	260
Amortizing Residential Collateral Trust
0.784% due 07/25/2032		185	167
Aquilae CLO PLC
0.581% due 01/17/2023	EUR	6,152	7,711
Ares CLO Ltd.
0.918% due 11/25/2020		$11,634	11,536
Argent Securities, Inc.
0.294% due 07/25/2036		534	208
0.354% due 07/25/2036		2,243	887
0.474% due 05/25/2036		4,081	1,483
0.694% due 10/25/2035		8,000	5,775
1.239% due 01/25/2034		5,142	4,872
1.254% due 12/25/2033		816	788
Asset-Backed Funding Certificates Trust
0.424% due 01/25/2037		29,461	16,057
0.879% due 06/25/2035		7,805	6,751
0.904% due 06/25/2034		4,169	4,008
1.329% due 12/25/2032		3,089	2,793
Asset-Backed Securities Corp. Home Equity Loan Trust
0.344% due 07/25/2036		870	719
0.834% due 05/25/2035		3,500	3,160
1.178% due 12/15/2033		10,640	10,054
1.853% due 03/15/2032		677	648
Associates Manufactured Housing Pass-Through Certificates
7.150% due 03/15/2028		4,381	5,233
Avalon Capital Ltd.
0.558% due 02/24/2019		802	799
0.568% due 02/24/2019		8,489	8,458
Avoca CLO PLC
0.575% due 09/15/2021	EUR	3,553	4,457
BankAmerica Manufactured Housing Contract Trust
7.930% due 12/10/2025		$5,000	7,608

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bayview Financial Acquisition Trust
0.474% due 04/28/2036		$375	$358
0.554% due 05/28/2037		14,765	9,612
0.789% due 08/28/2044		373	365
0.834% due 05/28/2044		309	304
5.660% due 12/28/2036		929	950
Bayview Financial Asset Trust
0.654% due 03/25/2037		14,968	11,788
1.004% due 03/25/2037		7,778	5,660
1.004% due 12/25/2039		1,355	1,202
1.104% due 03/25/2037		6,213	4,212
1.354% due 03/25/2037		4,422	2,733
1.704% due 03/25/2037		4,095	2,286
Bayview Financial Revolving Asset Trust
1.134% due 12/28/2040		8,277	4,597
Bear Stearns Asset-Backed Securities Trust
0.264% due 01/25/2037		381	374
0.274% due 12/25/2036		1,355	1,319
0.284% due 10/25/2036		507	493
0.294% due 06/25/2047		1,233	1,222
0.314% due 11/25/2036		11,446	7,431
0.334% due 10/25/2036		305	300
0.374% due 12/25/2036		15,000	6,132
0.384% due 06/25/2047		23,692	21,935
0.434% due 04/25/2036		284	155
0.484% due 04/25/2036		13,230	11,768
0.554% due 04/25/2037		14,200	4,365
0.554% due 05/25/2037		14,775	4,910
0.604% due 08/25/2036		6,607	6,189
0.604% due 12/25/2042		5,053	4,925
0.604% due 09/25/2046		4,560	3,551
0.654% due 11/25/2035		5,019	3,555
0.694% due 07/25/2035		259	254
0.694% due 06/25/2036		4,806	4,428
0.704% due 09/25/2034		336	294
0.864% due 10/25/2032		47	44
0.874% due 06/25/2035		10,136	7,031
0.884% due 06/25/2035		7,500	5,755
0.924% due 07/25/2035		20,000	17,625
0.924% due 08/25/2035		4,079	1,664
1.004% due 10/27/2032		90	84
1.179% due 02/25/2034		1,013	894
1.204% due 10/25/2037		3,803	3,223
1.204% due 11/25/2042		2,439	2,394
1.304% due 10/25/2033		428	391
2.079% due 08/25/2034		2,523	2,054
3.136% due 10/25/2036		309	226
5.500% due 10/25/2035		19,159	18,327
5.500% due 08/25/2036		1,742	1,505
5.750% due 10/25/2033		963	1,022
6.000% due 06/25/2034		1,055	1,120
6.000% due 08/25/2036		8,288	6,013
6.500% due 08/25/2036		5,344	4,327
Berica ABS SRL
0.513% due 12/30/2055	EUR	171,700	213,546
BlackRock Senior Income Series Corp.
0.542% due 04/20/2019		$9,066	8,886
BNC Mortgage Loan Trust
0.304% due 03/25/2037		1,300	1,171
0.304% due 05/25/2037		4,661	4,546
0.454% due 11/25/2037		651	640
Bombardier Capital Mortgage Securitization Corp.
5.980% due 01/15/2018		3,177	3,496
6.530% due 10/15/2028		3,455	3,864
6.805% due 12/15/2030		4,643	5,130
6.975% due 12/15/2029		9,842	5,824
7.180% due 12/15/2029		21,619	13,115
7.575% due 06/15/2030		17,105	10,887

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Business Mortgage Finance PLC
0.416% due 08/15/2040	EUR	9,426	$10,557
Callidus Debt Partners CLO Fund Ltd.
0.529% due 11/20/2020		$10,000	9,786
1.052% due 01/21/2021		69,653	69,560
Capital Trust Re CDO Ltd.
5.160% due 06/25/2035		1,000	1,003
Carrington Mortgage Loan Trust
0.454% due 10/25/2036		13,800	6,977
0.524% due 10/25/2035		22	22
0.624% due 02/25/2037		1,688	937
CDC Mortgage Capital Trust
1.119% due 11/25/2034		253	244
Centex Home Equity
0.824% due 09/25/2034		1,539	1,322
5.210% due 11/25/2028		911	913
Chase Funding Mortgage Loan Asset-Backed Certificates
0.704% due 05/25/2032		23	22
0.804% due 07/25/2033		18	17
CIT Group Home Equity Loan Trust
1.179% due 12/25/2031		566	522
CIT Mortgage Loan Trust
1.454% due 10/25/2037		2,002	1,981
1.654% due 10/25/2037		1,380	1,092
Citigroup Mortgage Loan Trust, Inc.
0.264% due 05/25/2037		9	9
0.264% due 07/25/2045		4,224	3,141
0.314% due 08/25/2036		6	6
0.364% due 09/25/2036		12,809	7,030
0.384% due 03/25/2037		1,669	1,523
0.404% due 11/25/2045		1,725	1,651
0.684% due 09/25/2035		7,500	5,776
1.404% due 09/25/2033		1,561	1,346
4.964% due 08/25/2035		550	551
5.249% due 08/25/2035		634	622
Commercial Industrial Finance Corp.
0.547% due 03/01/2021		3,500	3,451
0.552% due 05/10/2021		4,000	3,916
Concord Real Estate CDO Ltd.
0.484% due 12/25/2046		12,358	11,784
Conseco Finance Securitizations Corp.
2.254% due 12/01/2033		24,500	22,750
6.030% due 03/01/2033		13,368	13,898
6.910% due 05/01/2033		47,022	53,238
7.360% due 08/01/2032		14,023	15,094
7.424% due 03/01/2033		9,000	10,331
7.490% due 07/01/2031		63,770	68,398
7.770% due 09/01/2031		20,183	22,654
7.954% due 12/01/2033		5,000	5,804
7.960% due 05/01/2031		29,610	25,072
7.970% due 05/01/2032		6,312	4,621
8.060% due 05/01/2031		8,640	6,275
8.200% due 05/01/2031		42,566	36,866
8.310% due 05/01/2032		36,976	28,043
8.850% due 12/01/2030		2,147	1,612
Conseco Financial Corp.
6.040% due 11/01/2029		2	2
6.440% due 12/01/2030		18,822	18,669
6.660% due 06/01/2030		8,249	8,941
6.680% due 12/01/2030		4,210	4,240
6.740% due 02/01/2031		3,727	3,722
6.760% due 03/01/2030		5,339	5,867
6.870% due 01/15/2029		383	412
7.410% due 05/01/2031		1,086	951
7.550% due 01/15/2029		3,465	3,721
7.860% due 03/01/2030		22,829	20,661
Coronado CDO Ltd.
0.807% due 09/04/2038		28,684	26,103

134	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Asset-Backed Certificates
0.324% due 06/25/2047	$440	$429
0.334% due 03/25/2037	5,965	5,825
0.344% due 07/25/2037	16,300	10,201
0.344% due 08/25/2037	29,000	19,532
0.354% due 01/25/2037	8,427	7,289
0.354% due 05/25/2037	15,422	12,760
0.354% due 04/25/2046	34,240	31,473
0.354% due 03/25/2047	22,589	19,013
0.354% due 06/25/2047	27,806	21,129
0.364% due 03/25/2037	15,064	13,114
0.364% due 09/25/2046	28,592	20,341
0.374% due 06/25/2047	7,707	6,041
0.374% due 09/25/2047	27,900	27,174
0.384% due 07/25/2036	14,015	13,632
0.384% due 09/25/2036	4,116	4,095
0.394% due 06/25/2036	530	510
0.394% due 07/25/2036	576	559
0.394% due 06/25/2047	45,397	30,552
0.424% due 06/25/2047	12,500	3,530
0.434% due 05/25/2037	5,000	1,863
0.434% due 07/25/2037	5,000	1,702
0.444% due 06/25/2037	13,500	10,383
0.454% due 03/25/2036	30,198	20,887
0.454% due 04/25/2036	346	337
0.524% due 10/25/2036	6,241	3,573
0.534% due 07/25/2036	3,218	2,246
0.544% due 12/25/2036^	33,822	18,008
0.554% due 03/25/2036	7,316	4,745
0.554% due 05/25/2046	6,372	5,735
0.594% due 11/25/2034	1,390	1,352
0.654% due 11/25/2034	1,264	1,216
0.654% due 03/25/2047^	19,102	10,050
0.664% due 11/25/2035	2,797	2,486
0.664% due 01/25/2036	10,000	9,229
0.914% due 08/25/2035	5,000	2,495
0.954% due 05/25/2034	4,434	4,122
1.004% due 10/25/2035	18,495	10,812
1.054% due 04/25/2035	5,000	3,989
1.059% due 08/25/2034	21,500	19,065
1.064% due 05/25/2033	493	437
1.254% due 07/25/2033	2,374	2,195
1.254% due 11/25/2034	1,440	1,337
4.693% due 10/25/2035	3,327	3,221
4.778% due 02/25/2036	34,268	31,492
5.050% due 02/25/2036	2,910	2,820
5.075% due 02/25/2036	1,341	938
5.085% due 04/25/2036	1,423	1,459
5.210% due 02/25/2036	5,503	4,522
5.348% due 07/25/2036	3,327	2,970
5.400% due 09/25/2046	4,364	4,115
5.627% due 10/25/2046	7,967	7,196
5.834% due 07/25/2034	4,291	4,783
5.884% due 01/25/2037	125	135
5.989% due 10/25/2046	217	189
Countrywide Home Equity Loan Trust
0.433% due 02/15/2036	11,571	7,612
Credit Suisse First Boston Mortgage Securities Corp.
2.554% due 08/25/2032	590	352
Credit-Based Asset Servicing and Securitization LLC
0.264% due 11/25/2036	130	65
0.264% due 04/25/2037	108	59
0.274% due 01/25/2037^	42	15
0.324% due 07/25/2037	11,876	6,097
0.374% due 03/25/2036	1,804	1,280
0.434% due 11/25/2036	6,647	3,417
0.454% due 06/25/2036	14,320	8,972
0.454% due 07/25/2036	12,000	7,058

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.544% due 07/25/2037		$7,830	$4,159
0.924% due 01/25/2035		19,481	17,762
1.104% due 11/25/2033		2,503	2,331
1.224% due 11/25/2033		1,691	1,616
4.753% due 01/25/2037^		334	181
5.746% due 12/25/2037		799	809
6.060% due 10/25/2036		2,515	2,642
6.280% due 05/25/2035		4,808	4,949
Crest Ltd.
7.100% due 05/27/2036		10,943	11,124
Denver Arena Trust
6.940% due 11/15/2019		490	507
Doral CLO Ltd.
1.759% due 12/19/2022		165,000	165,773
Dryden Leveraged Loan CDO
0.613% due 01/25/2022	EUR	1,496	1,885
ECP CLO Ltd.
1.130% due 03/17/2022		$21,800	21,416
EMC Mortgage Loan Trust
0.674% due 04/25/2042		2,986	2,434
0.754% due 03/25/2031		6,035	5,748
0.754% due 08/25/2040		1,041	965
0.754% due 11/25/2041		154	147
0.944% due 05/25/2040		142	133
Equity One ABS, Inc.
5.495% due 12/25/2033		1,010	984
Farmafactoring SPV SRL
5.696% due 10/25/2021	EUR	47,700	61,159
FBR Securitization Trust
0.964% due 09/25/2035		$2,670	2,596
Finance America Mortgage Loan Trust
1.254% due 09/25/2033		410	390
First Franklin Mortgage Loan Trust
0.354% due 12/25/2036		25,000	14,307
0.364% due 12/25/2037		48,617	26,251
0.394% due 01/25/2036		198	191
0.394% due 03/25/2036		3,516	3,176
0.424% due 01/25/2038		713	410
0.464% due 11/25/2036		429	417
0.484% due 10/25/2035		792	791
0.584% due 09/25/2035		3,713	3,662
0.674% due 07/25/2035		8,950	8,805
1.029% due 05/25/2034		6,887	6,081
1.074% due 09/25/2034		4,399	3,509
1.914% due 05/25/2034		818	612
First NLC Trust
0.274% due 08/25/2037		840	419
Four Corners CLO
0.552% due 07/22/2020		3,028	2,998
Fremont Home Loan Trust
0.334% due 11/25/2036		16,000	6,916
0.364% due 08/25/2036		16,783	6,599
0.424% due 01/25/2037		42,620	21,841
0.454% due 05/25/2036		6,600	2,769
0.474% due 04/25/2036		6,221	2,828
1.029% due 01/25/2034		4,413	3,855
Galaxy CLO Ltd.
0.541% due 04/25/2019		6,756	6,646
GCO Education Loan Funding Trust
0.408% due 08/25/2028		17,000	16,807
GE-WMC Mortgage Securities LLC
0.244% due 08/25/2036		6	3
Gem Ligos Ltd.
0.777% due 03/23/2021		89,358	86,762
Goldman Sachs Asset Management CLO PLC
0.519% due 08/01/2022		17,182	16,670

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Green Tree
8.970% due 04/25/2038		$4,272	$4,613
Greenpoint Manufactured Housing
2.202% due 11/22/2031		32,250	30,384
3.699% due 06/08/2031		28,283	27,496
3.701% due 10/14/2031		37,418	36,518
3.702% due 11/17/2031		26,750	26,364
8.300% due 10/15/2026		6,500	7,163
Greenpoint Mortgage Funding Trust
0.804% due 09/25/2034		587	579
Grosvenor Place CLO BV
0.454% due 07/20/2021	EUR	7,740	9,723
0.843% due 03/28/2023	GBP	17,300	25,402
GSAA Trust
0.274% due 03/25/2036		$53	30
0.384% due 03/25/2036		50,629	29,980
0.424% due 05/25/2047		6,637	4,275
0.444% due 06/25/2036		7,421	4,224
0.474% due 06/25/2035		706	681
0.474% due 10/25/2035		8,199	7,703
0.574% due 06/25/2035		1,156	1,101
0.574% due 10/25/2035		44,000	35,845
5.344% due 09/25/2035		490	431
6.000% due 11/25/2037		1,593	1,422
GSAMP Trust
0.274% due 12/25/2036		510	253
0.284% due 11/25/2036		883	462
0.334% due 01/25/2037		110	104
0.344% due 11/25/2036		8,411	4,459
0.354% due 08/25/2036		19,390	12,100
0.354% due 10/25/2036		1,927	224
0.384% due 11/25/2035		317	62
0.444% due 12/25/2035		10,558	8,217
0.544% due 01/25/2035		1,418	1,392
0.634% due 11/25/2035		15,304	12,373
0.694% due 07/25/2045		5,500	4,961
0.724% due 07/25/2045		16,866	9,622
1.404% due 10/25/2034		2,082	2,047
GSRPM Mortgage Loan Trust
0.504% due 03/25/2035		2,364	2,264
0.504% due 09/25/2036		6,279	5,637
Guggenheim Structured Real Estate Funding Ltd.
0.754% due 09/25/2046		7,889	7,588
Halcyon Loan Investors CLO Ltd.
0.629% due 11/20/2020		6,000	5,650
Halcyon Structured Asset Management Long/Short Ltd.
0.495% due 10/12/2018		8,344	8,315
0.521% due 08/07/2021		30,707	30,374
0.616% due 08/07/2021		35,000	33,519
Harbourmaster CLO Ltd.
0.463% due 06/15/2020	EUR	3,745	4,734
Harvest CLO S.A.
0.827% due 03/29/2017		2,718	3,470
Hillmark Funding
0.539% due 05/21/2021		$25,000	24,432
Home Equity Asset Trust
0.314% due 07/25/2037		201	199
0.389% due 07/25/2037		28,000	24,976
0.414% due 05/25/2036		4,260	4,087
0.904% due 12/25/2033		97	92
0.964% due 11/25/2032		128	108
1.104% due 11/25/2034		1,500	1,360
1.404% due 06/25/2032		5,655	5,055
HSBC Home Equity Loan Trust
0.493% due 01/20/2034		1,760	1,753
HSI Asset Securitization Corp. Trust
0.254% due 10/25/2036		467	230
0.574% due 01/25/2036		9,000	7,834

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	135

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ICE EM CLO
0.815% due 08/15/2022		$40,000	$38,099
IMC Home Equity Loan Trust
7.520% due 08/20/2028		101	101
Indymac Residential Asset-Backed Trust
0.314% due 11/25/2036		3,292	2,862
0.524% due 04/25/2047		14,900	9,242
0.654% due 08/25/2035		6,475	6,272
Irwin Home Equity Corp.
0.744% due 07/25/2032		3	2
IXIS Real Estate Capital Trust
0.404% due 03/25/2036		10,660	5,958
1.149% due 02/25/2035		4,724	3,970
JPMorgan Mortgage Acquisition Corp.
0.264% due 03/25/2047		1,272	1,192
0.284% due 03/25/2037		6	6
0.304% due 03/25/2047		438	384
0.314% due 08/25/2036		7,101	3,377
0.364% due 05/25/2037		10,675	8,377
0.414% due 03/25/2037		16,814	13,009
0.428% due 07/25/2036		10,000	8,877
0.644% due 09/25/2035		1,029	768
5.251% due 01/25/2037		46	38
5.453% due 11/25/2036		363	363
5.830% due 07/25/2036		10,114	6,579
6.410% due 07/25/2036		14,421	9,375
Jubilee CDO BV
0.806% due 10/15/2019	EUR	996	1,267
Lehman ABS Manufactured Housing Contract Trust
5.270% due 04/15/2040		$1,839	1,984
Lehman XS Trust
0.354% due 04/25/2037		3,683	2,388
0.394% due 11/25/2046		547	418
0.404% due 11/25/2046		27,019	15,679
0.414% due 09/25/2046		361	237
0.474% due 12/25/2035		216	185
0.474% due 02/25/2036		565	437
0.504% due 12/25/2035^		49	21
5.110% due 07/25/2035		2,400	2,134
Locat Securitisation Vehicle SRL
0.361% due 12/12/2028	EUR	2,592	3,269
Long Beach Mortgage Loan Trust
0.464% due 05/25/2036		$947	455
0.534% due 01/25/2046		257	140
0.734% due 06/25/2034		7,537	6,936
1.059% due 07/25/2034		8,730	8,081
1.329% due 05/25/2032		220	199
1.329% due 07/25/2033		4,205	3,841
3.204% due 11/25/2032		50	40
Madison Avenue Manufactured Housing Contract
1.654% due 03/25/2032		1,197	1,196
Marathon Real Estate CDO Ltd.
0.534% due 05/25/2046		98,433	91,759
MASTR Asset-Backed Securities Trust
0.254% due 08/25/2036		1,168	440
0.254% due 11/25/2036		12	5
0.254% due 01/25/2037		114	37
0.354% due 08/25/2036		1,910	948
0.394% due 01/25/2036		6,950	6,660
0.414% due 11/25/2036		852	394
0.444% due 06/25/2036		8,530	4,416
0.504% due 05/25/2037		26,147	22,764
0.574% due 06/25/2035		559	548
0.834% due 05/25/2035		4,000	3,151
1.254% due 08/25/2033		458	456
4.854% due 05/25/2033		2,772	2,726
MASTR Specialized Loan Trust
0.464% due 02/25/2036		9,083	6,980

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.574% due 01/25/2037		$20,449	$10,362
Mercator CLO PLC
0.461% due 02/18/2024	EUR	11,692	14,509
Mercury CDO Ltd.
0.620% due 12/08/2040		$127,236	105,607
Merit Securities Corp.
6.690% due 07/28/2033		3,929	4,178
Merrill Lynch First Franklin Mortgage Loan Trust
0.374% due 04/25/2037		6,248	3,442
0.444% due 05/25/2037		44,446	25,464
0.454% due 04/25/2037		50,155	27,996
0.524% due 05/25/2037		66,131	38,336
Merrill Lynch Mortgage Investors Trust
0.354% due 11/25/2037		23,118	10,719
0.364% due 04/25/2037		17,555	7,704
0.384% due 03/25/2037		6,500	3,366
0.484% due 01/25/2047		3,239	2,084
0.514% due 12/25/2036		5,700	4,072
0.654% due 02/25/2047		29,076	19,140
0.704% due 06/25/2036		11,891	10,151
MESA Trust
3.429% due 11/25/2031^		1,443	826
Mid-State Trust
3.500% due 12/15/2045		14,263	14,752
4.864% due 07/15/2038		1,397	1,496
6.005% due 08/15/2037		4,148	4,506
8.330% due 04/01/2030		4,912	5,109
Morgan Stanley ABS Capital
0.334% due 01/25/2037		8,155	4,192
0.344% due 10/25/2036		12,000	6,410
0.344% due 05/25/2037		798	420
0.354% due 09/25/2036		4,980	1,985
0.354% due 10/25/2036		20,161	9,855
0.354% due 12/25/2036		1,918	1,027
0.364% due 09/25/2036		41,000	20,102
0.384% due 01/25/2036		2,426	2,383
0.384% due 02/25/2037		35,815	16,472
0.384% due 03/25/2037		36,875	16,095
0.434% due 09/25/2036		2,573	1,329
0.434% due 10/25/2036		15,000	7,459
0.434% due 02/25/2037		23,574	10,929
0.454% due 08/25/2036		14,650	6,693
0.454% due 03/25/2037		19,516	8,613
0.454% due 05/25/2037		37,229	19,928
0.464% due 05/25/2037		19,600	10,596
0.664% due 06/25/2034		2,312	2,222
0.944% due 01/25/2034		78	77
1.004% due 07/25/2037		3,164	2,871
1.014% due 04/25/2034		4,383	4,269
1.104% due 05/25/2034		12,001	11,070
1.134% due 06/25/2034		5,205	5,077
1.224% due 10/25/2033		4,653	4,400
1.224% due 11/25/2034		169	155
1.264% due 09/25/2034		323	289
1.284% due 03/25/2033		77	75
1.404% due 06/25/2033		3,463	3,397
1.454% due 07/25/2037		8,210	4,189
Morgan Stanley Dean Witter Capital
1.554% due 02/25/2033		1,949	1,744
Morgan Stanley Home Equity Loan Trust
0.304% due 04/25/2037		9,005	7,175
0.534% due 12/25/2035		336	309
0.554% due 04/25/2037		2,000	1,071
Morgan Stanley IXIS Real Estate Capital Trust
0.274% due 11/25/2036		16,900	7,414
0.314% due 11/25/2036		19,431	8,579
0.424% due 11/25/2036		20,312	9,126

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Mortgage Loan Trust
0.434% due 02/25/2037		$856	$471
5.622% due 01/25/2047		1,150	1,093
5.750% due 04/25/2037^		744	627
5.754% due 01/25/2047		18,630	15,331
6.000% due 07/25/2047^		1,072	965
Mountain View Funding CLO
0.564% due 04/15/2019		1,965	1,947
MSIM Peconic Bay Ltd.
0.582% due 07/20/2019		2,792	2,771
N-Star Real Estate CDO Ltd.
0.554% due 07/27/2040		4,896	4,492
Nationstar Home Equity Loan Trust
0.334% due 06/25/2037		648	589
0.374% due 09/25/2036		200	194
0.434% due 03/25/2037		766	568
0.454% due 06/25/2037		340	216
0.524% due 04/25/2037		550	289
Nationstar Home Mortgage LLC
0.844% due 06/25/2034		581	475
Navigare Funding CLO Ltd.
0.549% due 05/20/2019		4,290	4,263
New Century Home Equity Loan Trust
0.384% due 05/25/2036		1,299	805
0.944% due 08/25/2034		181	172
Newcastle CDO Ltd.
0.624% due 12/24/2039		24,912	23,213
Newcastle Investment Trust
6.000% due 07/10/2035		14,428	14,703
6.800% due 12/10/2033		14,113	15,330
Oakwood Mortgage Investors, Inc.
5.190% due 09/15/2019		6,663	6,664
5.410% due 11/15/2032		8,872	8,954
6.190% due 12/15/2013		1,634	1,704
6.340% due 04/15/2029		1,025	1,051
7.945% due 03/15/2022		4,169	3,230
8.150% due 09/15/2029		6,722	5,288
Octagon Investment Partners Ltd.
0.548% due 08/25/2021		10,000	9,534
0.587% due 11/28/2018		3,309	3,271
Option One Mortgage Loan Trust
0.344% due 01/25/2037		10,000	5,154
0.344% due 02/25/2037		2,300	1,176
0.384% due 07/25/2037		9,244	4,970
0.664% due 11/25/2035		5,000	3,352
1.059% due 10/25/2032		5,780	5,141
1.104% due 07/25/2032		2,148	1,980
1.104% due 01/25/2034		4,841	4,438
Origen Manufactured Housing Contract Trust
7.200% due 01/15/2037		4,390	4,543
7.650% due 03/15/2032		9,153	9,794
Ownit Mortgage Loan Trust
3.811% due 12/25/2036		14,040	6,597
Pacifica CDO Ltd.
0.561% due 01/26/2020		19,104	18,995
Park Place Securities, Inc.
0.654% due 09/25/2035		200	190
0.724% due 01/25/2036		4,162	4,088
0.884% due 12/25/2034		2,921	2,918
0.924% due 03/25/2035		4,500	3,829
Penta CLO S.A.
0.564% due 06/04/2024	EUR	14,912	18,125
People’s Choice Home Loan Securities Trust
0.924% due 05/25/2035^		$6,000	4,800
Popular ABS Mortgage Pass-Through Trust
0.484% due 07/25/2035		1,509	1,225
0.864% due 08/25/2035		4,326	3,815

136	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.866% due 01/25/2036	$198	$179
5.338% due 04/25/2035	129	104
Prima Capital CDO Ltd.
5.417% due 12/28/2048	167	167
Primus CLO Ltd.
0.537% due 07/15/2021	10,039	9,695
Quest Trust
2.454% due 05/25/2033	792	773
RAAC Series
0.394% due 09/25/2045	561	551
0.474% due 05/25/2036	86	73
0.494% due 05/25/2046	19,813	16,838
0.554% due 02/25/2046	893	706
0.554% due 11/25/2046	1,202	873
0.584% due 10/25/2046	4,526	3,328
0.704% due 02/25/2037	5,000	2,956
1.404% due 09/25/2047	5,779	5,659
Renaissance Home Equity Loan Trust
0.644% due 08/25/2033	2,223	2,112
0.704% due 12/25/2033	161	161
Residential Asset Mortgage Products Trust
0.374% due 07/25/2036	5,414	5,114
0.384% due 11/25/2036	12,409	10,031
0.394% due 03/25/2036	4,711	4,182
0.434% due 01/25/2036	8,215	7,436
0.634% due 11/25/2035	9,673	8,017
0.754% due 02/25/2035	5,645	5,001
0.794% due 08/25/2035	13,673	11,381
1.074% due 02/25/2034	5,508	5,191
1.134% due 06/25/2034	6,553	5,527
1.194% due 10/25/2033	8,789	7,370
4.790% due 06/25/2033	77	79
4.828% due 12/25/2033	344	350
5.340% due 08/25/2033	1,673	1,646
5.800% due 10/25/2033	247	194
Residential Asset Securities Corp. Trust
0.364% due 06/25/2036	5,421	4,976
0.364% due 07/25/2036	19,885	16,200
0.374% due 11/25/2036	10,000	6,544
0.384% due 04/25/2036	1,967	1,833
0.444% due 10/25/2036	8,000	3,027
0.464% due 07/25/2036	2,200	1,080
0.524% due 01/25/2036	5,087	4,802
0.614% due 11/25/2035	11,690	10,501
0.704% due 07/25/2032^	170	140
0.954% due 04/25/2034	4,124	3,128
0.999% due 01/25/2035	7,532	7,114
1.029% due 02/25/2034	8,420	7,543
1.044% due 12/25/2034	12,204	10,620
5.120% due 12/25/2033	4,512	4,220
6.084% due 06/25/2032^	5,144	4,744
6.349% due 03/25/2032	215	206
Residential Funding Mortgage Securities Trust
0.334% due 05/25/2036	2,001	1,748
5.450% due 08/25/2034	4,105	4,220
Salomon Brothers Mortgage Securities, Inc.
0.759% due 10/25/2028	20	21
Saturn CLO Ltd.
0.518% due 05/13/2022	18,000	17,408
Saturn Ventures Ltd.
1.498% due 11/03/2038	22,699	21,905
Saxon Asset Securities Trust
0.704% due 03/25/2032	895	793
1.179% due 12/25/2033	7,920	7,477
Securitized Asset-Backed Receivables LLC
0.264% due 12/25/2036^	676	208
0.284% due 11/25/2036^	264	95
0.864% due 10/25/2035	90	88

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Silver Birch CLO BV
0.648% due 02/10/2020	EUR	674	$855
SLC Student Loan Trust
4.750% due 06/15/2033		$1,547	1,469
SLM Student Loan Trust
0.379% due 10/25/2039	EUR	10,000	10,750
0.463% due 12/15/2023		10,494	13,162
0.473% due 09/15/2021		3,674	4,693
2.853% due 12/16/2019		$4,900	5,035
3.453% due 05/16/2044		43,350	45,979
Soundview Home Loan Trust
0.284% due 06/25/2037		162	155
0.314% due 02/25/2037		279	115
0.324% due 11/25/2036		7,473	2,889
0.334% due 07/25/2037		142	110
0.384% due 05/25/2036		546	488
0.414% due 06/25/2037		14,380	7,019
0.434% due 06/25/2036		10,000	5,328
0.464% due 12/25/2035		2,696	2,669
0.714% due 08/25/2035		7,000	5,911
1.504% due 11/25/2033		1,767	1,765
Streeterville ABS CDO Ltd.
0.648% due 11/03/2040		292,545	214,611
Structured Asset Investment Loan Trust
0.354% due 07/25/2036		19,400	13,187
0.714% due 08/25/2035		2,000	980
0.724% due 07/25/2035		12,000	9,157
0.904% due 04/25/2033		952	917
0.939% due 03/25/2035		8,100	6,506
1.179% due 09/25/2034		246	162
Structured Asset Securities Corp.
0.354% due 05/25/2037		666	655
0.374% due 06/25/2037		10,520	2,450
0.524% due 05/25/2037		13,000	10,799
0.784% due 01/25/2033		198	191
1.304% due 10/25/2037		83,320	41,525
1.554% due 04/25/2033		729	708
1.704% due 04/25/2035		1,248	1,158
3.450% due 02/25/2032		977	969
5.410% due 06/25/2033		243	243
5.560% due 05/25/2034		1,257	1,322
8.096% due 05/25/2031		4,791	4,308
Symphony CLO Ltd.
1.054% due 01/15/2024		58,800	57,653
Triaxx Prime CDO
0.464% due 10/02/2039		62,492	44,682
Truman Capital Mortgage Loan Trust
0.464% due 03/25/2036		278	225
0.954% due 12/25/2032		3,200	2,955
Vanderbilt Acquisition Loan Trust
7.120% due 05/07/2032		5,000	5,509
Vanderbilt Mortgage Finance
5.840% due 02/07/2026		1,445	1,490
6.570% due 08/07/2024		785	818
Venture CDO Ltd.
0.532% due 01/20/2022		10,000	9,688
WaMu Asset-Backed Certificates
0.314% due 04/25/2037		79	39
0.374% due 07/25/2047		11,000	5,146
Wasatch Ltd.
0.443% due 11/14/2022		59,236	57,493
0.532% due 11/14/2022		98,727	94,654
Washington Mutual Asset-Backed Certificates Trust
0.264% due 10/25/2036		224	90
0.354% due 05/25/2036		29,258	16,180
0.384% due 10/25/2036		22,569	9,209
0.444% due 08/25/2036		14,973	6,775

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Home Equity Trust
0.834% due 04/25/2034		$315	$239
Wrightwood Capital Real Estate CDO Ltd.
0.609% due 11/21/2040		59,241	54,447

Total Asset-Backed Securities (Cost $4,600,854)			4,956,619

SOVEREIGN ISSUES 0.1%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	5,000	6,954
Korea Housing Finance Corp.
4.125% due 12/15/2015		$11,500	12,415

Total Sovereign Issues (Cost $17,881)			19,369

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
Citigroup, Inc.		19,546	865

HEALTH CARE 0.0%
NVHL S.A. ‘A’ (d)(o)		8,220	14
NVHL S.A. ‘B’ (d)(o)		8,220	14
NVHL S.A. ‘C’ (d)(o)		8,220	14
NVHL S.A. ‘D’ (d)(o)		8,220	15
NVHL S.A. ‘E’ (d)(o)		8,220	15
NVHL S.A. ‘F’ (d)(o)		8,220	15
NVHL S.A. ‘G’ (d)(o)		8,220	15
NVHL S.A. ‘H’ (d)(o)		8,220	15
NVHL S.A. ‘I’ (d)(o)		8,220	15
NVHL S.A. ‘J’ (d)(o)		8,220	15

			147

Total Common Stocks (Cost $1,111)			1,012

WARRANTS 0.0%

INDUSTRIALS 0.0%
Alion Science and Technology Corp. - Exp. 03/15/2017		6,775	0

Total Warrants (Cost $0)			0

CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Wells Fargo & Co.
7.500% due 12/31/2049 (f)		1,200	1,546

INDUSTRIALS 0.0%
United Technologies Corp.
7.500% due 8/01/2015		70,000	4,189

UTILITIES 0.0%
PPL Corp.
9.500% due 07/01/2013		68,700	3,765

Total Convertible Preferred Securities (Cost $8,062)			9,500

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.0%
Ally Financial, Inc.
8.500% due 05/15/2016 (f)		40,000	1,071
GMAC Capital Trust
8.125% due 02/15/2040		30,000	816
SLM Corp. CPI Linked Security
3.791% due 01/16/2018		51,000	1,247

			3,134

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	137

Schedule of Investments PIMCO Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.1%
CoBank ACB
6.250% due 10/01/2022 (f)	60,000	$6,407

Total Preferred Securities (Cost $8,329)		9,541

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 14.9%

REPURCHASE AGREEMENTS 0.4%
Banc of America Securities LLC
0.210% due 04/01/2013	$100,500	100,500

(Dated 03/28/2013. Collateralized by U.S. Treasury Bonds 3.125% due 02/15/2043 valued at $102,900. Repurchase proceeds are $100,502.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.4%
0.124% due 04/11/2013 - 03/06/2014 (e)(j)(k)(l)	$379,675	$379,389

U.S. TREASURY CASH MANAGEMENT BILLS 0.1%
0.107% due 04/15/2013 (e)(k)(l)	22,131	22,130

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (g) 13.0%
PIMCO Short-Term Floating NAV Portfolio	346,545,237	3,467,878

Total Short-Term Instruments (Cost $3,969,580)		3,969,897

MARKET VALUE (000S)
PURCHASED OPTIONS (o) 0.0%
(Cost $759)	$352

Total Investments 106.6% (Cost $26,979,580)	$28,334,895

Other Assets and Liabilities (Net) (6.6%)	(1,763,781)

Net Assets 100.0%	$26,571,114

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Payment in-kind bond security.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Perpetual maturity, date shown represents next contractual call date.
(g)	Affiliated to the Fund.
(h)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $1,478,067 at a weighted average interest rate of 0.326%.
(i)	Securities with an aggregate market value of $8,614 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
BRC	0.400%	03/22/2013	06/24/2013	EUR 6,475	$(8,301)

(j)	Securities with an aggregate market value of $320 have been pledged or delivered as collateral for forward settling transactions, such as delayed-delivery or sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of March 31, 2013.
(k)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $26,308 and cash of $162,165 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Unrealized Appreciation
CDX.BP.HY-19 5-Year Index	5.000%	12/20/2017	$200,000	$8,531	$3,286
CDX.HY-18 5-Year Index	5.000%	06/20/2017	91,971	4,921	7,690
CDX.HY-19 5-Year Index	5.000%	12/20/2017	1,780,200	75,938	82,310

				$89,390	$93,286

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month CAD-Bank Bill	2.625%	03/19/2027	CAD	172,700	$(719)	$(706)
Pay	3-Month CAD-Bank Bill	3.000%	03/19/2027		376,200	15,096	(3,670)
Pay	3-Month CAD-Bank Bill	2.750%	12/17/2027		132,800	1,159	18
Receive	3-Month CAD-Bank Bill	3.000%	12/17/2041		413,500	(17,210)	12,280
Pay	3-Month USD-LIBOR	1.000%	06/19/2018	$	1,400	(3)	5

138	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	2.000%	12/18/2023	$	405,800	$9,549	$1,774
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023	AUD	2,399,700	(9,588)	(9,751)

						$(1,716)	$(50)

(l)	Securities with an aggregate market value of $368,265 have been pledged as collateral for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(m)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Centex Corp.	BPS	(1.000%	)	06/20/2016	0.350%	$	8,500	$(180)	$913	$(1,093)
D.R. Horton, Inc.	DUB	(1.000%	)	03/20/2016	1.044%		12,500	16	779	(763)
D.R. Horton, Inc.	DUB	(1.000%	)	06/20/2016	1.117%		14,000	54	879	(825)
Deluxe Corp.	DUB	(1.000%	)	12/20/2014	0.893%		5,000	(12)	192	(204)
Embarq Corp.	DUB	(1.000%	)	06/20/2016	0.807%		4,500	(19)	174	(193)
FBG Finance Ltd.	BRC	(1.600%	)	06/20/2015	0.103%		2,000	(68)	0	(68)
Toll Brothers Finance Corp.	DUB	(1.000%	)	12/20/2017	1.450%		14,600	319	1,018	(699)

								$110	$3,955	$(3,845)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Japan Government International Bond	BOA	1.000%	03/20/2016	0.456%	$	3,100	$50	$(32)	$82
Japan Government International Bond	CBK	1.000%	03/20/2016	0.456%		700	11	(5)	16
Japan Government International Bond	CBK	1.000%	06/20/2016	0.477%		2,600	44	(1)	45
Japan Government International Bond	GST	1.000%	03/20/2016	0.456%		18,700	308	(194)	502
Japan Government International Bond	HUS	1.000%	06/20/2016	0.477%		6,700	114	(3)	117
Japan Government International Bond	JPM	1.000%	03/20/2016	0.456%		6,300	104	(76)	180
Japan Government International Bond	MYC	1.000%	03/20/2016	0.456%		7,500	124	(87)	211
Japan Government International Bond	RYL	1.000%	03/20/2016	0.456%		5,200	86	(61)	147
JC Penney Corp., Inc.	BPS	5.000%	09/20/2017	8.396%		5,000	(579)	(675)	96
JC Penney Corp., Inc.	MYC	5.000%	03/20/2018	8.704%		2,500	(336)	(450)	114
JC Penney Corp., Inc.	UAG	5.000%	09/20/2017	8.396%		4,000	(463)	(520)	57
MetLife, Inc.	BOA	1.000%	09/20/2015	0.559%		31,300	348	(1,754)	2,102
MetLife, Inc.	DUB	1.000%	03/20/2018	1.158%		10,000	(79)	(568)	489
Nokia OYJ	BOA	5.000%	06/20/2017	5.404%	EUR	6,000	(98)	(751)	653
Nokia OYJ	FBF	5.000%	06/20/2017	5.404%		33,400	(543)	(6,341)	5,798
Nokia OYJ	FBF	5.000%	09/20/2017	5.614%		10,200	(279)	(2,255)	1,976
Nokia OYJ	JPM	5.000%	06/20/2017	5.404%		20,100	(326)	(2,535)	2,209
NRG Energy, Inc.	GST	5.000%	06/20/2017	2.947%	$	6,200	538	(434)	972
NRG Energy, Inc.	GST	5.000%	03/20/2019	4.015%		500	31	(42)	73
NRG Energy, Inc.	UAG	5.000%	03/20/2017	2.770%		100	9	(8)	17
NRG Energy, Inc.	UAG	5.000%	06/20/2017	2.947%		600	52	(60)	112
Panasonic Corp.	BOA	1.000%	12/20/2017	1.429%	JPY	160,000	(32)	(304)	272
Panasonic Corp.	GST	1.000%	12/20/2017	1.429%		80,000	(16)	(133)	117
Panasonic Corp.	JPM	1.000%	12/20/2017	1.429%		890,000	(174)	(1,483)	1,309
Petrobras International Finance Co.	HUS	1.000%	09/20/2015	1.457%	$	800	(8)	(25)	17
Petrobras International Finance Co.	JPM	1.000%	09/20/2015	1.457%		1,000	(12)	(29)	17
Petrobras International Finance Co.	MYC	1.000%	09/20/2015	1.457%		400	(5)	(13)	8
SLM Corp.	BOA	5.000%	12/20/2013	0.396%		1,100	40	0	40
SLM Corp.	CBK	5.000%	12/20/2013	0.396%		800	29	69	(40)
Tokyo Electric Power Co., Inc.	BOA	1.000%	06/20/2013	1.760%	JPY	220,000	(3)	(165)	162
Tokyo Electric Power Co., Inc.	BOA	1.000%	09/20/2013	1.760%		890,000	(35)	(779)	744
Tokyo Electric Power Co., Inc.	BOA	1.000%	12/20/2013	1.760%		80,000	(5)	(44)	39
Tokyo Electric Power Co., Inc.	BOA	1.000%	03/20/2014	2.119%		70,000	(8)	(43)	35
Tokyo Electric Power Co., Inc.	CBK	1.000%	06/20/2013	1.760%		85,000	(2)	(59)	57
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2013	1.760%		48,000	(2)	(68)	66
Tokyo Electric Power Co., Inc.	GST	1.000%	03/20/2014	2.119%		220,000	(27)	(264)	237
Valeant Pharmaceuticals International	GST	5.000%	06/20/2016	2.300%	$	2,700	228	(42)	270

							$(916)	$(20,234)	$19,318

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	139

Schedule of Investments PIMCO Income Fund (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.A.6-1 Index	GST	0.540%	07/25/2045	$	14,598	$(12,649)	$(12,718)	$69
ABX.HE.AA.6-1 Index	CBK	0.320%	07/25/2045		23,622	(7,239)	(11,516)	4,277
ABX.HE.AA.6-2 Index	FBF	0.170%	05/25/2046		37,948	(33,389)	(33,726)	337
ABX.HE.AA.6-2 Index	JPM	0.170%	05/25/2046		1,273	(1,121)	(535)	(586)
ABX.HE.AA.7-1 Index	FBF	0.150%	08/25/2037		2,405	(2,280)	(1,912)	(368)
ABX.HE.AA.7-1 Index	JPM	0.150%	08/25/2037		656	(622)	(400)	(222)
ABX.HE.AA.7-2 Index	JPM	1.920%	01/25/2038		551	(515)	(341)	(174)
ABX.HE.AAA.7-1 Index	BOA	0.090%	08/25/2037		57,874	(26,762)	(32,482)	5,720
ABX.HE.AAA.7-1 Index	BRC	0.090%	08/25/2037		18,199	(8,416)	(10,283)	1,867
ABX.HE.AAA.7-1 Index	CBK	0.090%	08/25/2037		139,772	(64,633)	(78,663)	14,030
ABX.HE.AAA.7-1 Index	DUB	0.090%	08/25/2037		25,479	(11,782)	(14,332)	2,550
ABX.HE.AAA.7-1 Index	FBF	0.090%	08/25/2037		235,137	(108,731)	(132,175)	23,444
ABX.HE.AAA.7-1 Index	GST	0.090%	08/25/2037		54,598	(25,247)	(30,758)	5,511
ABX.HE.AAA.7-1 Index	JPM	0.090%	08/25/2037		18,199	(8,415)	(10,214)	1,799
ABX.HE.AAA.7-1 Index	MYC	0.090%	08/25/2037		29,119	(13,465)	(16,343)	2,878
ABX.HE.AAA.7-1 Index	RYL	0.090%	08/25/2037		33,669	(15,569)	(18,893)	3,324
ABX.HE.AAA.7-2 Index	BOA	0.760%	01/25/2038		6,842	(3,301)	(3,857)	556
ABX.HE.AAA.7-2 Index	DUB	0.760%	01/25/2038		22,834	(11,018)	(12,873)	1,855
ABX.HE.AAA.7-2 Index	FBF	0.760%	01/25/2038		133,413	(64,374)	(75,212)	10,838
ABX.HE.AAA.7-2 Index	MYC	0.760%	01/25/2038		17,104	(8,253)	(9,643)	1,390
ABX.HE.AAA.7-2 Index	RYL	0.760%	01/25/2038		6,842	(3,301)	(3,856)	555
CDX.EM-17 5-Year Index	BPS	5.000%	06/20/2017		50,000	4,629	3,588	1,041
CDX.EM-17 5-Year Index	DUB	5.000%	06/20/2017		25,000	2,315	2,438	(123)
CDX.EM-17 5-Year Index	GST	5.000%	06/20/2017		25,000	2,314	1,775	539
CDX.EM-17 5-Year Index	HUS	5.000%	06/20/2017		25,000	2,314	2,450	(136)
CMBX.NA.AAA.1 Index	CBK	0.100%	10/12/2052		21,766	(254)	(517)	263
CMBX.NA.AAA.1 Index	UAG	0.100%	10/12/2052		24,734	(288)	(510)	222
CMBX.NA.AAA.2 Index	BOA	0.070%	03/15/2049		9,993	(221)	(337)	116
CMBX.NA.AAA.3 Index	BOA	0.080%	12/13/2049		25,000	(786)	(934)	148
CMBX.NA.AAA.3 Index	CBK	0.080%	12/13/2049		50,000	(1,572)	(2,277)	705
CMBX.NA.AAA.3 Index	FBF	0.080%	12/13/2049		37,900	(1,191)	(1,724)	533
CMBX.NA.AAA.3 Index	GST	0.080%	12/13/2049		25,000	(786)	(868)	82
CMBX.NA.AAA.3 Index	JPM	0.080%	12/13/2049		15,000	(471)	(862)	391
CMBX.NA.AAA.3 Index	MYC	0.080%	12/13/2049		50,000	(1,571)	(2,466)	895
CMBX.NA.AAA.3 Index	UAG	0.080%	12/13/2049		25,000	(786)	(1,594)	808
CMBX.NA.AAA.4 Index	BOA	0.350%	02/17/2051		65,000	(1,886)	(2,962)	1,076
CMBX.NA.AAA.4 Index	CBK	0.350%	02/17/2051		41,300	(1,199)	(1,806)	607
CMBX.NA.AAA.4 Index	DUB	0.350%	02/17/2051		229,000	(6,645)	(11,233)	4,588
CMBX.NA.AAA.4 Index	FBF	0.350%	02/17/2051		195,400	(5,670)	(10,663)	4,993
CMBX.NA.AAA.4 Index	GST	0.350%	02/17/2051		122,600	(3,559)	(5,220)	1,661
CMBX.NA.AAA.4 Index	JPM	0.350%	02/17/2051		45,000	(1,305)	(1,762)	457
CMBX.NA.AAA.4 Index	MYC	0.350%	02/17/2051		158,500	(4,600)	(7,518)	2,918
CMBX.NA.AAA.4 Index	UAG	0.350%	02/17/2051		81,500	(2,360)	(3,191)	831
CMBX.NA.AAA.6 Index	UAG	0.500%	05/11/2063		30,000	(1,040)	(1,132)	92

						$(455,700)	$(558,057)	$102,357

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

140	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	8.250%	01/02/2014	JPM	BRL	250,000	$1,202	$0	$1,202
Pay	1-Year BRL-CDI	8.250%	01/02/2014	UAG		250,000	1,202	0	1,202
Pay	1-Year BRL-CDI	9.060%	01/02/2014	HUS		870,000	9,026	4,775	4,251
Pay	1-Year BRL-CDI	7.400%	01/02/2015	UAG		150,000	(993)	(280)	(713)
Pay	1-Year BRL-CDI	7.535%	01/02/2015	MYC		879,700	(4,811)	(299)	(4,512)
Pay	1-Year BRL-CDI	7.550%	01/02/2015	GLM		600,000	(3,248)	(307)	(2,941)
Pay	1-Year BRL-CDI	7.585%	01/02/2015	BOA		1,080,900	(5,504)	(460)	(5,044)
Pay	1-Year BRL-CDI	7.620%	01/02/2015	DUB		577,200	(2,810)	(67)	(2,743)
Pay	1-Year BRL-CDI	7.775%	01/02/2015	HUS		385,000	(1,261)	723	(1,984)
Pay	1-Year BRL-CDI	7.890%	01/02/2015	JPM		177,200	(422)	413	(835)
Pay	1-Year BRL-CDI	8.440%	01/02/2015	BOA		1,406,000	5,099	3,974	1,125
Pay	1-Year BRL-CDI	8.630%	01/02/2015	MYC		475,000	2,628	2,267	361
Pay	6-Month AUD-BBR-BBSW	5.250%	12/15/2021	BRC	AUD	97,200	3,290	(138)	3,428
Pay	6-Month AUD-BBR-BBSW	5.250%	12/15/2021	GLM		145,800	4,936	(204)	5,140
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	BRC		75,000	6,651	43	6,608
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	CBK		100,000	8,868	98	8,770
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	UAG		128,000	11,352	(102)	11,454
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	BRC	MXN	2,209,000	1,091	(1,588)	2,679
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	GLM		625,000	309	(433)	742
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	HUS		750,000	370	(493)	863
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	JPM		130,000	64	(76)	140
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MYC		460,000	228	(338)	566
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BOA		915,000	1,985	34	1,951
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BRC		130,000	282	14	268
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	GLM		500,000	1,085	114	971
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	HUS		80,000	173	15	158
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MYC		1,105,000	2,398	39	2,359
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	UAG		150,000	325	10	315
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MYC		500,000	17	(429)	446
Pay	28-Day MXN-TIIE	5.750%	09/02/2022	BRC		2,193,000	3,455	(46)	3,501

							$46,987	$7,259	$39,728

(n)	Purchased options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.000%	03/07/2014	$	154,200	$281	$129
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	3.000%	03/07/2014		265,600	478	223

								$759	$352

(o)	Restricted securities as of March 31, 2013:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
NVHL S.A. ‘A’	03/09/2012	$26	$14	0.00%
NVHL S.A. ‘B’	03/09/2012	26	14	0.00%
NVHL S.A. ‘C’	03/09/2012	26	14	0.00%
NVHL S.A. ‘D’	03/09/2012	27	15	0.00%
NVHL S.A. ‘E’	03/09/2012	27	15	0.00%
NVHL S.A. ‘F’	03/09/2012	27	15	0.00%
NVHL S.A. ‘G’	03/09/2012	27	15	0.00%
NVHL S.A. ‘H’	03/09/2012	27	15	0.00%
NVHL S.A. ‘I’	03/09/2012	27	15	0.00%
NVHL S.A. ‘J’	03/09/2012	27	15	0.00%

		$267	$147	0.00%

(p)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Ginnie Mae	2.500%	04/01/2043	$40,000	$39,175	$(39,736)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	141

Schedule of Investments PIMCO Income Fund (Cont.)

(q)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	305,824	$	314,387	BOA	$0	$(3,998)	$(3,998)
04/2013		7,484		7,650	BRC	0	(141)	(141)
04/2013		34,911		36,430	FBF	85	0	85
04/2013		30,740		31,392	JPM	0	(611)	(611)
04/2013		23,102		23,524	MSC	0	(526)	(526)
04/2013	BRL	110,379		55,198	BOA	576	0	576
04/2013		163,250		80,256	BRC	0	(531)	(531)
04/2013		184,642		91,689	DUB	315	0	315
04/2013		496,890		250,828	FBF	4,934	0	4,934
04/2013		223,874		110,833	HUS	325	(280)	45
04/2013		345,703		171,966	MSC	889	0	889
04/2013		267,705		133,445	UAG	1,055	(88)	967
04/2013	EUR	1,635		2,129	BPS	33	0	33
04/2013		24,166		31,444	BRC	467	0	467
04/2013		210,686		275,716	CBK	5,648	0	5,648
04/2013		2,618		3,407	DUB	52	0	52
04/2013		1,219,781		1,600,088	FBF	36,511	0	36,511
04/2013		172,924		229,794	GLM	8,132	0	8,132
04/2013		4,865		6,270	HUS	34	0	34
04/2013		3,223		4,249	JPM	118	0	118
04/2013		197,496		257,170	MSC	4,009	0	4,009
04/2013		20,929		27,146	RBC	318	0	318
04/2013		6,207		8,111	RYL	154	0	154
04/2013	GBP	2,834		4,290	BPS	0	(17)	(17)
04/2013		293,535		444,959	BRC	0	(1,052)	(1,052)
04/2013		7,882		11,763	CBK	0	(214)	(214)
04/2013		130,479		196,991	DUB	0	(1,265)	(1,265)
04/2013	JPY	8,299,336		93,132	BRC	4,959	0	4,959
04/2013		1,215,643		12,723	CBK	18	(210)	(192)
04/2013		230,025		2,465	DUB	21	0	21
04/2013		4,646,859		52,118	FBF	2,749	0	2,749
04/2013		711,886		7,570	HUS	36	(29)	7
04/2013		222,683		2,399	JPM	34	0	34
04/2013		237,966		2,537	RBC	9	0	9
04/2013		5,827,891		63,029	RYL	1,112	0	1,112
04/2013		8,068,110		90,499	UAG	4,783	0	4,783
04/2013	MXN	233,061		18,694	HUS	0	(174)	(174)
04/2013		234,782		18,696	JPM	0	(311)	(311)
04/2013	$	4,668	AUD	4,563	BRC	82	0	82
04/2013		8,391		8,086	DUB	27	0	27
04/2013		15,004		14,760	HUS	362	0	362
04/2013		684		667	JPM	10	0	10
04/2013		70,830		68,435	RYL	416	0	416
04/2013		54,346	BRL	110,379	BOA	415	(139)	276
04/2013		81,066		163,250	BRC	0	(279)	(279)
04/2013		92,486		184,642	DUB	0	(1,113)	(1,113)
04/2013		246,742		496,890	FBF	0	(849)	(849)
04/2013		112,387		223,874	HUS	0	(1,599)	(1,599)
04/2013		167,890		345,703	MSC	3,186	0	3,186
04/2013		133,850		267,705	UAG	0	(1,372)	(1,372)
04/2013		2,358,482	EUR	1,831,831	BOA	0	(10,348)	(10,348)
04/2013		4,818		3,745	BPS	0	(18)	(18)
04/2013		12,041		9,275	BRC	0	(151)	(151)
04/2013		6,573		5,089	FBF	0	(50)	(50)
04/2013		13,322		10,206	JPM	0	(240)	(240)
04/2013		5,725		4,384	MSC	0	(106)	(106)
04/2013		574	GBP	385	BPS	11	0	11
04/2013		30,818	JPY	2,810,956	FBF	0	(954)	(954)
04/2013		122		11,661	RBC	2	0	2
04/2013		16,490		1,493,198	WST	0	(626)	(626)
04/2013		31,869	MXN	413,997	DUB	1,646	0	1,646
04/2013		286		3,684	FBF	13	0	13
04/2013		663		8,563	HUS	30	0	30
04/2013		2,573		33,841	MSC	167	0	167
04/2013		597		7,759	UAG	31	0	31
05/2013	EUR	1,831,831	$	2,358,983	BOA	10,406	0	10,406
05/2013	GBP	434,345		656,400	FBF	0	(3,460)	(3,460)
05/2013	$	68	CHF	64	FBF	0	0	0
05/2013		2,835	EUR	2,205	CBK	0	(8)	(8)

142	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
05/2013	$	144	EUR	112	DUB	$0	$0	$0
05/2013		4,817		3,745	HUS	0	(16)	(16)
05/2013		1,978		1,548	JPM	6	0	6
05/2013		608	GBP	401	CBK	2	0	2
05/2013		234		154	DUB	0	0	0
05/2013		31,647	KRW	34,501,760	HUS	0	(754)	(754)
06/2013	EUR	189	$	246	DUB	3	0	3
06/2013	GBP	73		110	RYL	0	(1)	(1)
06/2013	$	5,163	BRL	10,246	BOA	0	(128)	(128)
06/2013		248,980		496,890	FBF	0	(4,785)	(4,785)
06/2013		7,613		15,021	MSC	0	(230)	(230)
06/2013		9,835		19,739	UAG	0	(133)	(133)
06/2013		116	GBP	77	RYL	1	0	1
06/2013		18,556	MXN	233,061	HUS	163	0	163
06/2013		18,717		236,817	JPM	303	0	303

						$94,658	$(36,806)	$57,852

(r)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Bank Loan Obligations	$0	$1,448,386	$194,379	$1,642,765
Corporate Bonds & Notes
Banking & Finance	0	2,608,751	25,226	2,633,977
Industrials	0	1,163,720	211,463	1,375,183
Utilities	0	728,057	811	728,868
Convertible Bonds & Notes
Banking & Finance	0	29,766	0	29,766
Industrials	0	574	0	574
Municipal Bonds & Notes
California	0	40,175	0	40,175
New Jersey	0	7,768	0	7,768
New York	0	9,290	0	9,290
Ohio	0	1,737	0	1,737
Tennessee	0	2,738	0	2,738
U.S. Government Agencies	0	4,801,880	0	4,801,880
Mortgage-Backed Securities	119,295	7,935,193	39,396	8,093,884
Asset-Backed Securities	0	4,522,498	434,121	4,956,619
Sovereign Issues	0	19,369	0	19,369
Common Stocks
Financials	865	0	0	865
Health Care	0	0	147	147
Warrants
Industrials	0	0	0	0
Convertible Preferred Securities
Banking & Finance	1,546	0	0	1,546
Industrials	4,189	0	0	4,189
Utilities	3,765	0	0	3,765
Preferred Securities
Banking & Finance	3,134	0	0	3,134
Industrials	0	6,407	0	6,407

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Short-Term Instruments
Repurchase Agreements	$0	$100,500	$0	$100,500
U.S. Treasury Bills	0	379,389	0	379,389
U.S. Treasury Cash Management Bills	0	22,130	0	22,130
Central Funds Used for Cash Management Purposes	3,467,878	0	0	3,467,878
Purchased Options
Interest Rate Contracts	0	0	352	352
	$3,600,672	$23,828,328	$905,895	$28,334,895

Short Sales, at value	$0	$(39,736)	$0	$(39,736)

Financial Derivative Instruments - Assets
Credit Contracts	0	216,339	270	216,609
Foreign Exchange Contracts	0	94,658	0	94,658
Interest Rate Contracts	0	72,577	0	72,577
	$0	$383,574	$270	$383,844

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(5,494)	0	(5,494)
Foreign Exchange Contracts	0	(36,806)	0	(36,806)
Interest Rate Contracts	0	(32,899)	0	(32,899)
	$0	$(75,199)	$0	$(75,199)

Totals	$3,600,672	$24,096,967	$906,165	$28,603,804

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	143

Schedule of Investments PIMCO Income Fund (Cont.)

(ii) Assets valued at $3,793 were transferred from Level 1 to Level 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
Bank Loan Obligations	$0	$192,003	$(328)	$42	$6	$2,656	$0	$0	$194,379	$2,656
Corporate Bonds & Notes
Banking & Finance	2,194	23,680	(1,222)	(10)	6	578	0	0	25,226	574
Industrials	178,328	61,478	(20,235)	(889)	(1,075)	2,235	0	(8,379)	211,463	2,644
Utilities	921	0	(140)	0	0	30	0	0	811	23
Mortgage-Backed Securities	82,303	9,364	(15,882)	216	323	3,463	3,683	(44,074)	39,396	84
Asset-Backed Securities	175,171	420,662	(69,907)	2,185	7,918	10,140	0	(112,048)	434,121	1,807
Common Stocks
Health Care	0	267	0	0	0	(120)	0	0	147	(120)
Warrants
Industrials	0	0	0	0	0	0	0	0	0	0
Purchased Options
Interest Rate Contracts	0	759	0	0	0	(407)	0	0	352	(407)

	$438,917	$708,213	$(107,714)	$1,544	$7,178	$18,575	$3,683	$(164,501)	$905,895	$7,261

Financial Derivative Instruments - Assets
Credit Contracts	$0	$0	$0	$0	$0	$270	$0	$0	$270	$270

Totals	$438,917	$708,213	$(107,714)	$1,544	$7,178	$18,845	$3,683	$(164,501)	$906,165	$7,531

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Bank Loan Obligations	$194,379	Third Party Vendor	Broker Quote	100.25-108.75
Corporate Bonds & Notes
Banking & Finance	16,061	Benchmark Pricing	Base Price	100.38-101.00
	9,165	Third Party Vendor	Broker Quote	107.50-109.24
Industrials	211,463	Third Party Vendor	Broker Quote	104.00-116.75
Utilities	811	Third Party Vendor	Broker Quote	98.00
Mortgage-Backed Securities	14,432	Benchmark Pricing	Base Price	99.64-111.00
	9,158	Other Valuation Techniques (4)	—	—
	15,806	Third Party Vendor	Broker Quote	1.53-101.50
Asset-Backed Securities	434,121	Benchmark Pricing	Base Price	55.90-100.50
Common Stocks
Health Care	147	Other Valuation Techniques (4)	—	—
Warrants
Industrials	0	Other Valuation Techniques (4)	—	—
Purchased Options
Interest Rate Contracts	352	Indicative Market Quotations	Broker Quote	0.08

Financial Derivative Instruments - Assets
Credit Contracts	270	Indicative Market Quotations	Broker Quote	8.26

Total	$906,165

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

144	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

(s)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$352	$352
Variation margin receivable on financial derivative instruments (2)	0	4,000	0	0	24,995	28,995
Unrealized appreciation on foreign currency contracts	0	0	0	94,658	0	94,658
Unrealized appreciation on OTC swap agreements	0	123,323	0	0	58,500	181,823

	$0	$127,323	$0	$94,658	$83,847	$305,828

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$36,806	$0	$36,806
Unrealized depreciation on OTC swap agreements	0	5,494	0	0	18,772	24,266

	$0	$5,494	$0	$36,806	$18,772	$61,072

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives:
Net realized gain on swaps	$0	$82,619	$0	$0	$23,917	$106,536
Net realized gain on foreign currency transactions	0	0	0	53,321	0	53,321

	$0	$82,619	$0	$53,321	$23,917	$159,857

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(407)	$(407)
Net change in unrealized appreciation on swaps	0	211,144	0	0	33,906	245,050
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	68,082	0	68,082

	$0	$211,144	$0	$68,082	$33,499	$312,725

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open centrally cleared swaps cumulative appreciation/(depreciation) of $93,236 as reported in the Notes to Schedule of Investments.

(u)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(34,335)	$35,073	$738
BPS	3,879	(3,870)	9
BRC	9,638	(10,670)	(1,032)
CBK	(60,713)	58,381	(2,332)
DUB	(29,847)	29,112	(735)
FBF	(182,263)	171,867	(10,396)
GLM	11,214	(11,320)	(106)
GST	(38,865)	33,285	(5,580)
HUS	8,826	(8,790)	36
JPM	(12,703)	13,011	308
MSC	7,389	(17,899)	(10,510)
MYC	(27,423)	20,412	(7,011)
RBC	329	(420)	(91)
RYL	(17,102)	0	(17,102)
UAG	11,286	(10,630)	656
WST	(626)	0	(626)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	145

Schedule of Investments PIMCO Long-Term Credit Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 2.6%
Arch Coal, Inc.
5.750% due 05/16/2018		$497	$506
CSC Holdings LLC
1.954% due 03/29/2016		4,962	4,984
Dell, Inc.
5.000% due 11/06/2013		7,887	7,851
EP Energy LLC
5.000% due 05/24/2018		6,500	6,584
FMG America Finance, Inc.
5.250% due 10/18/2017		9,453	9,576
Hertz Corp.
3.750% due 03/11/2018		1,995	2,025
HJ Heinz Co.
3.500% due 03/27/2020		20,000	20,197
5.000% due 03/27/2014		13,300	13,236
Neiman Marcus Group, Inc.
4.000% due 05/16/2018		4,000	4,019
Reynolds Group Holdings, Inc.
4.750% due 09/28/2018		2,985	3,032
RPI Finance Trust
3.500% due 05/09/2018		2,483	2,512
Springleaf Financial Funding Co.
5.500% due 05/10/2017		11,500	11,595
Station Casinos, Inc.
5.000% due 03/01/2020		2,200	2,228
Vodafone Americas Finance, Inc.
6.250% due 07/24/2016		5,156	5,324
6.875% due 08/17/2015		14,619	14,985

Total Bank Loan Obligations (Cost $107,148)			108,654

CORPORATE BONDS & NOTES 78.7%

BANKING & FINANCE 23.8%
Abbey National Treasury Services PLC
3.875% due 11/10/2014		800	830
Allstate Corp.
6.500% due 05/15/2067		1,000	1,100
American International Group, Inc.
5.850% due 01/16/2018		2,380	2,793
6.250% due 05/01/2036		3,680	4,618
8.175% due 05/15/2068		3,000	4,054
Anadarko Finance Co.
7.500% due 05/01/2031		5,500	7,318
Aviation Loan Trust
2.390% due 12/15/2022		2,788	2,590
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		5,000	5,494
5.750% due 01/18/2017		500	550
Banco Continental SAECA
8.875% due 10/15/2017		1,000	1,103
Banco de Credito del Peru
5.375% due 09/16/2020		3,000	3,300
Banco de Credito e Inversiones
4.000% due 02/11/2023		2,000	1,986
Banco do Brasil S.A.
3.875% due 10/10/2022		8,200	7,954
4.500% due 01/20/2016	EUR	2,000	2,728
Banco Santander Brasil S.A.
4.625% due 02/13/2017		$27,000	28,687
Banco Santander Chile
3.875% due 09/20/2022		17,000	17,210
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero
4.125% due 11/09/2022		1,500	1,511

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banco Votorantim S.A.
5.250% due 02/11/2016		$2,800	$2,989
Bank of America Corp.
5.000% due 05/13/2021		1,200	1,348
5.625% due 07/01/2020		1,750	2,046
5.875% due 02/07/2042		300	358
Bank of Montreal
2.550% due 11/06/2022		1,100	1,080
Bank One Capital
8.750% due 09/01/2030		275	393
Banque PSA Finance S.A.
3.500% due 01/17/2014	EUR	3,000	3,869
3.875% due 01/14/2015		7,000	9,083
4.250% due 02/25/2016		5,400	7,017
Barclays Bank PLC
10.179% due 06/12/2021		$6,940	9,333
14.000% due 06/15/2019 (c)	GBP	3,350	6,884
Barrick International Barbados Corp.
6.350% due 10/15/2036		$1,800	2,078
BBVA Banco Continental S.A.
5.000% due 08/26/2022		7,800	8,230
BBVA Bancomer S.A.
4.500% due 03/10/2016		6,000	6,406
6.500% due 03/10/2021		10,250	11,685
6.750% due 09/30/2022		5,800	6,641
Bear Stearns Cos. LLC
7.250% due 02/01/2018		1,300	1,618
Bellsouth Capital Funding Corp.
7.875% due 02/15/2030		3,250	4,199
Berkshire Hathaway, Inc.
4.500% due 02/11/2043		300	304
BNP Paribas S.A.
5.186% due 06/29/2015 (c)(g)		4,100	3,957
7.195% due 06/25/2037 (c)		3,400	3,519
7.781% due 07/02/2018 (c)	EUR	1,000	1,410
Cantor Commercial Real Estate Co. LP
7.750% due 02/15/2018		$2,400	2,454
Cantor Fitzgerald LP
7.875% due 10/15/2019		3,330	3,508
Citigroup, Inc.
0.859% due 05/31/2017	EUR	2,500	3,048
1.480% due 11/30/2017		5,000	6,188
5.950% due 01/30/2023 (c)		$6,600	6,856
6.000% due 08/15/2017		200	234
6.125% due 08/25/2036		800	919
6.875% due 03/05/2038		630	831
8.125% due 07/15/2039		20,150	29,678
Credit Agricole S.A.
5.136% due 02/24/2016 (c)	GBP	2,800	3,948
8.125% due 10/26/2019 (c)		200	314
8.375% due 10/13/2019 (c)		$4,100	4,505
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		10,100	10,858
E*TRADE Financial Corp.
6.000% due 11/15/2017		350	368
6.375% due 11/15/2019		2,000	2,125
Eksportfinans ASA
2.000% due 09/15/2015		500	480
2.375% due 05/25/2016		1,500	1,428
5.500% due 06/26/2017		3,000	3,115
Export-Import Bank of Korea
4.000% due 01/11/2017		2,800	3,065
Fidelity National Financial, Inc.
5.500% due 09/01/2022		8,925	10,157
Ford Motor Credit Co. LLC
3.875% due 01/15/2015		14,000	14,560
4.250% due 02/03/2017		6,000	6,429

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 08/02/2021		$600	$688
6.625% due 08/15/2017		7,700	8,992
7.000% due 04/15/2015		4,700	5,198
8.000% due 12/15/2016		10,600	12,736
8.125% due 01/15/2020		500	634
8.700% due 10/01/2014		400	444
Goldman Sachs Group, Inc.
2.375% due 01/22/2018		2,300	2,335
3.625% due 01/22/2023		2,730	2,757
5.250% due 07/27/2021		4,800	5,451
5.950% due 01/18/2018		7,500	8,757
6.125% due 02/15/2033		1,900	2,195
6.250% due 02/01/2041		1,700	2,031
6.450% due 05/01/2036		1,000	1,083
6.750% due 10/01/2037		18,900	21,275
7.500% due 02/15/2019		5,500	6,893
Goodman Funding Pty. Ltd.
6.375% due 11/12/2020		3,000	3,517
Hanover Insurance Group, Inc.
6.375% due 06/15/2021		3,000	3,472
HBOS Capital Funding LP
6.461% due 11/30/2018 (c)	GBP	2,615	3,745
HBOS PLC
6.000% due 11/01/2033		$400	385
6.750% due 05/21/2018		5,660	6,322
Health Care REIT, Inc.
5.125% due 03/15/2043		2,300	2,258
6.500% due 03/15/2041		5,000	5,916
HSBC Bank USA N.A.
7.000% due 01/15/2039		6,750	8,940
HSBC Capital Funding LP
10.176% due 06/30/2030 (c)		4,000	5,650
HSBC Finance Corp.
6.676% due 01/15/2021		16,000	18,973
HSBC Holdings PLC
5.100% due 04/05/2021		300	347
6.100% due 01/14/2042		1,100	1,403
6.500% due 09/15/2037		4,800	5,908
6.800% due 06/01/2038		10,000	12,843
7.350% due 11/27/2032		1,550	1,981
7.625% due 05/17/2032		1,300	1,728
HSBC USA, Inc.
5.000% due 09/27/2020		7,000	7,820
International Lease Finance Corp.
7.125% due 09/01/2018		9,400	11,092
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		8,000	8,168
5.500% due 08/06/2022		5,100	5,330
5.650% due 03/19/2022		2,100	2,210
5.750% due 01/22/2021		5,000	5,331
6.200% due 12/21/2021		1,100	1,205
Jefferies Finance LLC
7.375% due 04/01/2020		2,800	2,863
JPMorgan Chase & Co.
3.200% due 01/25/2023		17,600	17,622
4.350% due 08/15/2021		2,600	2,875
4.400% due 07/22/2020		5,000	5,555
4.500% due 01/24/2022		9,400	10,327
4.625% due 05/10/2021		7,300	8,178
6.400% due 05/15/2038		3,000	3,866
7.900% due 04/30/2018 (c)		10,400	11,966
JPMorgan Chase Bank N.A.
0.879% due 05/31/2017	EUR	10,900	13,728
5.375% due 09/28/2016	GBP	3,700	6,302
Korea Development Bank
3.000% due 09/14/2022		$5,800	5,781
3.500% due 08/22/2017		2,200	2,369

146	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LBG Capital PLC
6.385% due 05/12/2020	EUR	1,900	$2,456
7.588% due 05/12/2020	GBP	10,000	15,688
7.625% due 12/09/2019		2,000	3,139
7.869% due 08/25/2020		3,474	5,561
15.000% due 12/21/2019		7,750	16,957
15.000% due 12/21/2019	EUR	4,400	8,108
Lloyds TSB Bank PLC
12.000% due 12/16/2024 (c)		$2,800	3,755
Masonite International Corp.
8.250% due 04/15/2021		6,700	7,471
Massachusetts Mutual Life Insurance Co.
8.875% due 06/01/2039		6,000	9,318
Merrill Lynch & Co., Inc.
6.875% due 04/25/2018		17,500	21,155
6.875% due 11/15/2018		3,146	3,869
7.750% due 05/14/2038		7,700	10,310
MetLife Capital Trust
9.250% due 04/08/2068		9,800	13,720
Morgan Stanley
6.375% due 07/24/2042		10,400	12,561
6.625% due 04/01/2018		9,550	11,433
7.250% due 04/01/2032		6,000	7,753
7.300% due 05/13/2019		2,200	2,727
Mutual of Omaha Insurance Co.
6.950% due 10/15/2040		10,400	12,794
Nationstar Mortgage LLC
6.500% due 07/01/2021		5,050	5,290
7.875% due 10/01/2020		2,000	2,220
Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		2,500	3,668
Nile Finance Ltd.
5.250% due 08/05/2015		100	92
Nippon Life Insurance Co.
5.000% due 10/18/2042		2,800	2,868
Ohio National Life Insurance Co.
6.875% due 06/15/2042		500	557
Pacific Life Insurance Co.
9.250% due 06/15/2039		17,000	24,867
Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		1,000	1,316
Petrobras Global Finance BV
4.250% due 10/02/2023	EUR	1,000	1,341
5.375% due 10/01/2029	GBP	3,600	5,764
Piper Jaffray Cos.
4.784% due 11/30/2015		$4,300	4,315
Provident Funding Associates LP
10.250% due 04/15/2017		600	672
Prudential Financial, Inc.
5.875% due 09/15/2042		4,500	4,809
QBE Capital Funding Ltd.
7.250% due 05/24/2041		4,000	4,206
Rabobank Group
5.250% due 05/24/2041		9,300	10,578
6.875% due 03/19/2020	EUR	2,000	2,885
11.000% due 06/30/2019 (c)		$3,800	5,114
RCI Banque S.A.
3.500% due 04/03/2018 (a)		3,250	3,261
Regions Financial Corp.
7.375% due 12/10/2037		2,500	2,813
Royal Bank of Scotland Group PLC
7.648% due 09/30/2031 (c)		9,836	10,328
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.000% due 06/03/2021		3,100	3,224
6.299% due 05/15/2017		2,500	2,744
Santander Issuances S.A.U.
4.750% due 05/29/2019	EUR	8,300	9,043

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		$1,410	$1,526
5.499% due 07/07/2015		2,225	2,391
5.717% due 06/16/2021		5,900	6,427
6.125% due 02/07/2022		1,100	1,232
Simon Property Group LP
6.750% due 02/01/2040		1,000	1,340
SL Green Realty Corp.
4.500% due 12/01/2022		5,000	5,082
SLM Corp.
0.601% due 01/27/2014		5,000	4,959
5.000% due 10/01/2013		500	510
5.375% due 05/15/2014		400	419
5.625% due 08/01/2033		9,100	8,463
8.000% due 03/25/2020		4,300	5,004
8.450% due 06/15/2018		22,052	26,242
Teachers Insurance & Annuity Association of America
6.850% due 12/16/2039		1,895	2,542
Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	96	174
UBS AG
5.750% due 04/25/2018		$537	637
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		200	215
Wachovia Corp.
0.642% due 10/28/2015		5,000	4,971
WEA Finance LLC
6.750% due 09/02/2019		2,500	3,098
Weyerhaeuser Co.
6.875% due 12/15/2033		1,236	1,506
6.950% due 10/01/2027		3,610	4,403
7.375% due 10/01/2019		8,000	9,855
7.375% due 03/15/2032		21,414	27,214
7.950% due 03/15/2025		200	263
8.500% due 01/15/2025		3,955	5,378

			1,005,387

INDUSTRIALS 41.3%
AbbVie, Inc.
4.400% due 11/06/2042		7,000	7,100
Actavis, Inc.
4.625% due 10/01/2042		6,500	6,595
ADT Corp.
3.500% due 07/15/2022		2,250	2,249
4.125% due 06/15/2023		2,000	2,081
Aeropuertos Dominicanos Siglo S.A.
9.250% due 11/13/2019		1,800	1,967
Alberta Energy Co. Ltd.
7.375% due 11/01/2031		2,500	3,087
8.125% due 09/15/2030		1,850	2,442
Alcoa, Inc.
5.900% due 02/01/2027		7,370	7,855
ALROSA Finance S.A.
7.750% due 11/03/2020		6,050	7,114
Altria Group, Inc.
4.250% due 08/09/2042		2,500	2,370
9.950% due 11/10/2038		10,200	16,878
10.200% due 02/06/2039		11,988	20,267
America Movil S.A.B. de C.V.
4.375% due 07/16/2042		23,200	21,536
5.000% due 10/16/2019		1,150	1,311
American Airlines Pass-Through Trust
5.250% due 07/31/2022		3,607	3,931
7.000% due 07/31/2019		1,370	1,438
8.625% due 04/15/2023		3,667	3,813
10.375% due 01/02/2021		8,746	9,140

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Airlines, Inc.
7.500% due 03/15/2016^	$4,200	$4,841
American Tower Corp.
5.050% due 09/01/2020	2,300	2,559
Amgen, Inc.
4.950% due 10/01/2041	2,500	2,620
5.150% due 11/15/2041	24,667	26,614
5.375% due 05/15/2043	1,200	1,342
6.400% due 02/01/2039	15,690	19,589
Anadarko Holding Co.
7.150% due 05/15/2028	1,722	2,080
Anadarko Petroleum Corp.
6.200% due 03/15/2040	12,610	15,364
6.375% due 09/15/2017	400	478
6.450% due 09/15/2036	7,900	9,756
7.000% due 11/15/2027	600	676
7.950% due 06/15/2039	7,931	11,186
AngloGold Ashanti Holdings PLC
5.125% due 08/01/2022	3,200	3,252
5.375% due 04/15/2020	4,000	4,242
ArcelorMittal
7.250% due 03/01/2041	3,450	3,447
7.500% due 10/15/2039	4,900	5,056
Arch Coal, Inc.
7.000% due 06/15/2019	4,500	4,084
7.250% due 10/01/2020	2,000	1,810
7.250% due 06/15/2021	6,038	5,449
9.875% due 06/15/2019	1,400	1,442
Asciano Finance Ltd.
6.000% due 04/07/2023	5,000	5,710
Ashland, Inc.
6.875% due 05/15/2043	5,000	5,425
Aviation Capital Group Corp.
6.750% due 04/06/2021	1,500	1,672
7.125% due 10/15/2020	5,500	6,258
Baidu, Inc.
3.500% due 11/28/2022	9,000	9,155
Barrick Gold Corp.
5.250% due 04/01/2042	12,200	12,302
5.800% due 11/15/2034	100	110
Barrick North America Finance LLC
5.700% due 05/30/2041	2,000	2,130
Boston Scientific Corp.
6.000% due 01/15/2020	5,000	5,856
7.000% due 11/15/2035	4,030	5,150
7.375% due 01/15/2040	11,900	16,080
Braskem Finance Ltd.
5.750% due 04/15/2021	600	632
7.000% due 05/07/2020	2,000	2,266
7.375% due 10/04/2015 (c)	4,400	4,609
BRF Brasil Foods S.A.
5.875% due 06/06/2022	4,100	4,572
British Sky Broadcasting Group PLC
3.125% due 11/26/2022	14,810	14,810
Building Materials Corp. of America
6.750% due 05/01/2021	16,162	17,697
Burlington Northern Santa Fe LLC
4.375% due 09/01/2042	19,950	19,920
Cameron International Corp.
5.950% due 06/01/2041	5,000	6,110
7.000% due 07/15/2038	6,703	8,796
Canadian Oil Sands Ltd.
6.000% due 04/01/2042	13,200	15,112
CC Holdings GS LLC
3.849% due 04/15/2023	9,000	9,093
Cemex Espana Luxembourg
9.875% due 04/30/2019	4,283	4,952

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	147

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cemex Finance LLC
9.500% due 12/14/2016	$5,000	$5,438
Cemex S.A.B. de C.V.
5.875% due 03/25/2019	2,000	2,025
9.500% due 06/15/2018	2,000	2,335
CF Industries, Inc.
6.875% due 05/01/2018	9,500	11,400
China Resources Gas Group Ltd.
4.500% due 04/05/2022	2,500	2,723
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022	2,000	2,120
Cliffs Natural Resources, Inc.
3.950% due 01/15/2018	1,025	1,031
6.250% due 10/01/2040	17,500	16,220
CNOOC Finance Ltd.
3.875% due 05/02/2022	5,000	5,283
Comcast Corp.
4.250% due 01/15/2033	15,000	15,172
4.650% due 07/15/2042	3,311	3,389
6.400% due 05/15/2038	3,000	3,792
6.400% due 03/01/2040	11,250	14,308
6.450% due 03/15/2037	5,000	6,373
6.550% due 07/01/2039	8,100	10,486
6.950% due 08/15/2037	3,400	4,542
CONSOL Energy, Inc.
6.375% due 03/01/2021	350	363
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	2,790	2,902
4.150% due 10/11/2025	3,550	3,714
7.250% due 05/10/2021	1,797	2,098
Continental Airlines, Inc.
6.750% due 09/15/2015	7,800	8,210
Continental Rubber Of America Corp.
4.500% due 09/15/2019	1,369	1,407
COX Communications, Inc.
4.700% due 12/15/2042	13,400	13,263
8.375% due 03/01/2039	5,500	8,186
CVS Pass-Through Trust
5.789% due 01/10/2026	4,320	4,887
5.880% due 01/10/2028	1,765	2,053
5.926% due 01/10/2034	6,083	7,222
6.943% due 01/10/2030	7,043	8,787
7.507% due 01/10/2032	12,954	16,839
Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021	4,372	5,049
Deutsche Telekom International Finance BV
4.875% due 03/06/2042	4,800	4,845
8.750% due 06/15/2030	15,675	22,278
9.250% due 06/01/2032	6,160	9,451
Devon Energy Corp.
5.600% due 07/15/2041	2,450	2,691
Devon Financing Corp. LLC
7.875% due 09/30/2031	5,000	6,807
DISH DBS Corp.
5.000% due 03/15/2023	9,500	9,393
5.875% due 07/15/2022	1,500	1,581
Dow Chemical Co.
4.375% due 11/15/2042	10,000	9,647
5.250% due 11/15/2041	3,000	3,224
9.400% due 05/15/2039	7,000	11,182
Eaton Corp
4.150% due 11/02/2042	6,500	6,376
El Paso LLC
6.950% due 06/01/2028	3,795	3,720
7.420% due 02/15/2037	2,980	3,168
7.800% due 08/01/2031	1,000	1,118
8.050% due 10/15/2030	3,825	4,300

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
El Paso Natural Gas Co. LLC
8.375% due 06/15/2032		$5,400	$7,728
El Paso Pipeline Partners Operating Co. LLC
4.700% due 11/01/2042		2,950	2,820
7.500% due 11/15/2040		5,000	6,594
Encana Corp.
5.150% due 11/15/2041		5,080	5,153
6.500% due 02/01/2038		9,250	10,895
6.625% due 08/15/2037		3,200	3,834
Energy Transfer Partners LP
7.500% due 07/01/2038		13,234	16,600
ENN Energy Holdings Ltd.
6.000% due 05/13/2021		11,700	13,637
Enterprise Products Operating LLC
4.450% due 02/15/2043		17,897	17,310
4.850% due 03/15/2044		24,179	24,826
5.700% due 02/15/2042		8,210	9,366
6.125% due 10/15/2039		700	827
6.875% due 03/01/2033		500	636
7.034% due 01/15/2068		2,550	2,961
7.550% due 04/15/2038		4,014	5,492
8.375% due 08/01/2066		1,600	1,841
Europcar Groupe S.A.
11.500% due 05/15/2017	EUR	4,000	5,699
Flextronics International Ltd.
5.000% due 02/15/2023		$1,300	1,303
Ford Motor Co.
7.400% due 11/01/2046		2,710	3,424
Freeport-McMoRan Corp.
9.500% due 06/01/2031		2,000	2,789
Georgia-Pacific LLC
7.250% due 06/01/2028		18,640	24,581
7.375% due 12/01/2025		2,000	2,731
7.750% due 11/15/2029		4,180	5,701
8.875% due 05/15/2031		9,820	14,729
Gerdau Trade, Inc.
5.750% due 01/30/2021		8,800	9,438
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		5,000	4,923
Graphic Packaging International, Inc.
4.750% due 04/15/2021 (a)		1,100	1,118
Harvest Operations Corp.
6.875% due 10/01/2017		600	674
HCA, Inc.
4.750% due 05/01/2023		1,000	998
6.500% due 02/15/2020		11,300	12,776
8.500% due 04/15/2019		500	553
HD Supply, Inc.
8.125% due 04/15/2019		10,848	12,312
11.000% due 04/15/2020		4,000	4,870
HeidelbergCement Finance Luxembourg S.A.
9.500% due 12/15/2018	EUR	4,000	6,646
Hess Corp.
5.600% due 02/15/2041		$8,486	9,161
6.000% due 01/15/2040		1,500	1,685
Hiland Partners LP
7.250% due 10/01/2020		7,010	7,693
HJ Heinz Finance Co.
7.125% due 08/01/2039		223	249
Huntsman International LLC
4.875% due 11/15/2020		6,400	6,472
Intel Corp.
4.800% due 10/01/2041		9,900	10,516
International Paper Co.
8.700% due 06/15/2038		1,500	2,209
Kinder Morgan Energy Partners LP
5.000% due 03/01/2043		12,500	12,764

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.800% due 03/15/2035		$1,000	$1,130
6.500% due 02/01/2037		200	241
6.500% due 09/01/2039		8,100	9,824
6.550% due 09/15/2040		3,800	4,665
6.950% due 01/15/2038		14,250	17,972
7.300% due 08/15/2033		25	32
7.400% due 03/15/2031		100	129
Kraft Foods Group, Inc.
5.000% due 06/04/2042		14,600	15,743
Lynx Corp.
5.375% due 04/15/2021		5,000	5,225
6.000% due 04/15/2021	GBP	3,450	5,401
LyondellBasell Industries NV
5.750% due 04/15/2024		$1,500	1,766
Magellan Midstream Partners LP
6.400% due 05/01/2037		900	1,111
Meccanica Holdings USA, Inc.
6.250% due 01/15/2040		10,200	9,007
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019		3,800	4,073
Midstates Petroleum Co., Inc.
10.750% due 10/01/2020		8,150	9,087
Mongolian Mining Corp.
8.875% due 03/29/2017		7,035	7,246
Montpelier Re Holdings Ltd.
4.700% due 10/15/2022		600	617
Nakilat, Inc.
6.067% due 12/31/2033		400	489
NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (c)		11,000	11,169
NBCUniversal Media LLC
4.450% due 01/15/2043		7,500	7,446
New Gold, Inc.
6.250% due 11/15/2022		12,880	13,556
Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041		9,900	10,715
News America, Inc.
6.150% due 02/15/2041		5,100	6,139
6.650% due 11/15/2037		4,250	5,275
6.900% due 08/15/2039		2,500	3,198
Noble Holding International Ltd.
6.050% due 03/01/2041		5,900	6,546
Northern Natural Gas Co.
4.100% due 09/15/2042		12,700	12,713
NVR, Inc.
3.950% due 09/15/2022		2,500	2,573
OGX Austria GmbH
8.375% due 04/01/2022		14,900	11,287
8.500% due 06/01/2018		7,200	5,653
OJSC Novolipetsk Steel via Steel Funding Ltd.
4.450% due 02/19/2018		1,000	1,003
ONEOK Partners LP
6.125% due 02/01/2041		7,900	9,235
6.650% due 10/01/2036		18,935	22,856
6.850% due 10/15/2037		4,298	5,348
Owens Corning
4.200% due 12/15/2022		1,400	1,436
Pacific Drilling Ltd.
7.250% due 12/01/2017		400	424
Pacific Rubiales Energy Corp.
5.125% due 03/28/2023		2,100	2,129
Packaging Corp. of America
3.900% due 06/15/2022		4,000	4,136
Petrobras International Finance Co.
5.375% due 01/27/2021		2,900	3,145
5.875% due 03/01/2018		3,500	3,949
6.750% due 01/27/2041		500	568

148	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Philip Morris International, Inc.
3.875% due 08/21/2042		$2,600	$2,427
6.375% due 05/16/2038		600	782
Pioneer Natural Resources Co.
6.875% due 05/01/2018		3,000	3,661
7.200% due 01/15/2028		6,000	7,830
7.500% due 01/15/2020		4,800	6,118
Pride International, Inc.
6.875% due 08/15/2020		4,200	5,276
7.875% due 08/15/2040		9,600	13,871
Regency Energy Partners LP
5.500% due 04/15/2023		1,500	1,613
Repsol International Finance BV
4.250% due 02/12/2016	EUR	1,000	1,369
Rexel S.A.
5.125% due 06/15/2020 (a)		1,500	1,956
Reynolds American, Inc.
7.250% due 06/15/2037		$5,000	6,548
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		6,500	6,638
6.875% due 02/15/2021		1,600	1,708
7.125% due 04/15/2019		1,100	1,187
8.250% due 02/15/2021		5,100	5,272
Rock Tenn Co.
4.000% due 03/01/2023		2,000	2,028
4.900% due 03/01/2022		2,000	2,169
Rockies Express Pipeline LLC
5.625% due 04/15/2020		6,350	5,921
6.000% due 01/15/2019		2,000	1,965
6.850% due 07/15/2018		1,100	1,130
6.875% due 04/15/2040		11,740	10,683
7.500% due 07/15/2038		6,100	5,673
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017		5,250	5,788
SABMiller Holdings, Inc.
3.750% due 01/15/2022		5,554	5,960
4.950% due 01/15/2042		5,600	6,213
SandRidge Energy, Inc.
8.125% due 10/15/2022		5,600	6,006
Southern Copper Corp.
5.250% due 11/08/2042		1,800	1,716
Southern Natural Gas Co. LLC
7.350% due 02/15/2031		1,400	1,858
Southwestern Energy Co.
4.100% due 03/15/2022		8,000	8,476
Studio City Finance Ltd.
8.500% due 12/01/2020		9,500	10,474
Sunoco Logistics Partners Operations LP
4.950% due 01/15/2043		8,350	8,229
Teck Resources Ltd.
3.000% due 03/01/2019		1,685	1,729
5.400% due 02/01/2043		21,370	20,383
Telefonica Emisiones S.A.U.
3.729% due 04/27/2015		11,345	11,769
3.992% due 02/16/2016		1,610	1,682
4.797% due 02/21/2018	EUR	3,500	4,873
4.949% due 01/15/2015		$1,100	1,158
6.421% due 06/20/2016		5,000	5,558
7.045% due 06/20/2036		6,400	6,911
Tennessee Gas Pipeline Co. LLC
8.375% due 06/15/2032		1,275	1,815
Tesoro Logistics LP
5.875% due 10/01/2020		19,091	20,236
Texas Eastern Transmission LP
7.000% due 07/15/2032		1,000	1,349
Time Warner Cable, Inc.
4.500% due 09/15/2042		7,900	7,222

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 06/15/2039		$4,000	$4,743
Time Warner, Inc.
6.200% due 03/15/2040		5,275	6,168
6.250% due 03/29/2041		11,200	13,309
6.500% due 11/15/2036		500	605
7.700% due 05/01/2032		1,890	2,586
TransCanada PipeLines Ltd.
7.625% due 01/15/2039		3,800	5,477
Transocean, Inc.
6.500% due 11/15/2020		2,900	3,358
6.800% due 03/15/2038		10,072	11,144
7.500% due 04/15/2031		1,100	1,326
Tyson Foods, Inc.
4.500% due 06/15/2022		16,913	18,488
U.S. Airways Pass-Through Trust
4.625% due 12/03/2026		9,000	9,383
6.750% due 12/03/2022		2,500	2,663
7.125% due 04/22/2025		1,038	1,191
8.000% due 04/01/2021		1,000	1,103
UAL Pass-Through Trust
10.400% due 05/01/2018		6,548	7,531
UnitedHealth Group, Inc.
3.950% due 10/15/2042		5,250	4,975
4.250% due 03/15/2043		5,750	5,688
4.625% due 11/15/2041		10,000	10,470
Unitymedia Hessen GmbH & Co. KG
5.500% due 01/15/2023		850	878
Univision Communications, Inc.
6.750% due 09/15/2022		3,250	3,526
UPC Holding BV
9.750% due 04/15/2018	EUR	500	678
UPCB Finance Ltd.
7.250% due 11/15/2021		$2,250	2,498
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020		400	248
USG Corp.
7.875% due 03/30/2020		6,300	7,198
Vale Overseas Ltd.
6.875% due 11/21/2036		3,900	4,455
Vale S.A.
5.625% due 09/11/2042		20,400	20,316
Verisk Analytics, Inc.
4.125% due 09/12/2022		850	882
Walter Energy, Inc.
8.500% due 04/15/2021		3,550	3,648
9.875% due 12/15/2020		6,850	7,467
WellPoint, Inc.
4.625% due 05/15/2042		8,000	8,078
4.650% due 01/15/2043		14,992	15,075
Whirlpool Corp.
4.700% due 06/01/2022		5,895	6,481
5.150% due 03/01/2043		19,000	19,308
Williams Cos., Inc.
7.875% due 09/01/2021		458	587
8.750% due 03/15/2032		2,416	3,265
Williams Partners LP
6.300% due 04/15/2040		6,000	7,016
Woodside Finance Ltd.
4.600% due 05/10/2021		9,426	10,521
Wynn Las Vegas LLC
5.375% due 03/15/2022		20,650	21,760

			1,746,990

UTILITIES 13.6%
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		5,500	5,729

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.700% due 08/07/2018	$9,000	$11,511
Allegheny Energy Supply Co. LLC
6.750% due 10/15/2039	15,277	17,587
Appalachian Power Co.
6.375% due 04/01/2036	7,850	9,848
6.700% due 08/15/2037	2,300	2,985
AT&T, Inc.
4.300% due 12/15/2042	1,713	1,605
4.350% due 06/15/2045	15,174	14,191
6.550% due 02/15/2039	36,783	45,663
BellSouth Corp.
6.875% due 10/15/2031	2,390	2,897
British Telecommunications PLC
9.625% due 12/15/2030	1,300	2,022
Bruce Mansfield Unit
6.850% due 06/01/2034	3,992	4,327
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	850	973
Cleco Power LLC
6.000% due 12/01/2040	6,100	7,168
Dominion Resources, Inc.
4.050% due 09/15/2042	10,000	9,725
Drill Rigs Holdings, Inc.
6.500% due 10/01/2017	3,950	4,009
Duquesne Light Holdings, Inc.
6.400% due 09/15/2020	5,100	6,214
E.ON International Finance BV
6.650% due 04/30/2038	1,200	1,611
Energy Future Intermediate Holding Co. LLC
6.875% due 08/15/2017	22,200	23,476
10.000% due 12/01/2020	22,900	26,031
Exelon Generation Co. LLC
5.600% due 06/15/2042	6,058	6,599
FirstEnergy Solutions Corp.
6.800% due 08/15/2039	14,225	16,907
Florida Power & Light Co.
3.800% due 12/15/2042	3,800	3,737
Florida Power Corp.
3.850% due 11/15/2042	250	240
France Telecom S.A.
8.500% due 03/01/2031	600	847
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	2,000	1,983
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022	13,300	15,428
8.146% due 04/11/2018	4,300	5,219
8.625% due 04/28/2034	3,267	4,451
9.250% due 04/23/2019	3,825	4,953
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	400	434
Jersey Central Power & Light Co.
6.150% due 06/01/2037	250	306
Koninklijke KPN NV
8.375% due 10/01/2030	4,100	5,389
MarkWest Energy Partners LP
4.500% due 07/15/2023	9,600	9,408
5.500% due 02/15/2023	2,741	2,885
6.250% due 06/15/2022	7,995	8,655
MetroPCS Wireless, Inc.
6.625% due 04/01/2023	11,500	11,773
Narragansett Electric Co.
4.170% due 12/10/2042	5,050	4,987
NGPL PipeCo LLC
7.119% due 12/15/2017	9,040	9,673
7.768% due 12/15/2037	21,630	22,063
9.625% due 06/01/2019	1,875	2,109

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	149

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Niagara Mohawk Power Corp.
4.119% due 11/28/2042		$5,300	$5,197
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016		800	860
6.604% due 02/03/2021		10,800	12,555
NRG Energy, Inc.
8.250% due 09/01/2020		2,100	2,381
Ohio Edison Co.
6.875% due 07/15/2036		1,900	2,451
8.250% due 10/15/2038		2,950	4,635
Perusahaan Listrik Negara PT
5.250% due 10/24/2042		3,900	3,715
Plains All American Pipeline LP
4.300% due 01/31/2043		2,550	2,461
5.150% due 06/01/2042		24,100	26,426
6.650% due 01/15/2037		13,701	17,655
PSEG Power LLC
8.625% due 04/15/2031		1,500	2,189
Public Service Co. of Oklahoma
6.625% due 11/15/2037		360	477
Puget Energy, Inc.
5.625% due 07/15/2022		5,000	5,531
Puget Sound Energy, Inc.
5.764% due 07/15/2040		2,900	3,702
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		5,000	5,975
6.332% due 09/30/2027		6,700	8,468
6.750% due 09/30/2019		2,500	3,125
Rosneft Oil Co. via Rosneft International Finance Ltd.
4.199% due 03/06/2022		2,000	1,988
Saudi Electricity Global Sukuk Co.
5.060% due 04/08/2043 (a)		17,800	17,913
Southwestern Public Service Co.
6.000% due 10/01/2036		2,000	2,468
Sprint Nextel Corp.
6.000% due 11/15/2022		7,500	7,744
Talent Yield Investments Ltd.
4.500% due 04/25/2022		645	711
Targa Resources Partners LP
5.250% due 05/01/2023		18,087	18,901
6.375% due 08/01/2022		4,500	4,939
Telecom Italia Capital S.A.
5.250% due 11/15/2013		1,000	1,021
7.200% due 07/18/2036		5,000	5,014
7.721% due 06/04/2038		2,501	2,619
Telecom Italia SpA
7.375% due 12/15/2017	GBP	1,500	2,548
TNK-BP Finance S.A.
7.250% due 02/02/2020		$10,700	12,880
7.500% due 07/18/2016		2,500	2,877
7.875% due 03/13/2018		14,150	17,051
Tokyo Electric Power Co., Inc.
0.675% due 05/30/2013	JPY	50,000	530
0.775% due 04/25/2013		10,000	106
1.094% due 04/25/2013		43,000	456
1.415% due 12/24/2013		30,000	317
1.470% due 10/28/2013		20,000	212
1.500% due 05/30/2014		68,000	716
1.850% due 07/28/2014		68,000	718
4.500% due 03/24/2014	EUR	3,600	4,718
4.750% due 02/28/2014	JPY	30,000	326
Verizon Communications, Inc.
3.850% due 11/01/2042		$16,675	14,509
6.000% due 04/01/2041		2,400	2,806

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VimpelCom Holdings BV
5.950% due 02/13/2023	$8,000	$7,990

		575,499

Total Corporate Bonds & Notes (Cost $3,147,641)		3,327,876

MUNICIPAL BONDS & NOTES 6.8%

CALIFORNIA 3.3%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	5,300	7,242
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
7.043% due 04/01/2050	8,900	12,787
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,300	2,788
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	13,600	18,878
7.500% due 04/01/2034	165	230
7.550% due 04/01/2039	7,595	10,972
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	5,000	7,320
7.950% due 03/01/2036	9,300	11,645
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.004% due 03/01/2035	2,600	3,047
7.804% due 03/01/2035	2,600	3,038
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	700	829
East Bay Municipal Utility District, California Revenue Bonds, (BABs), Series 2010
5.874% due 06/01/2040	5,000	6,511
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.750% due 08/01/2049	5,000	7,058
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	5,000	6,501
7.618% due 08/01/2040	4,500	6,036
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	6,200	8,384
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	1,700	2,118
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2009
6.538% due 07/01/2039	3,000	3,553
Riverside, California Sewer Revenue Bonds, (BABs), Series 2009
7.200% due 08/01/2039	2,500	2,881
Sacramento Municipal Utility District, California Revenue Bonds, (BABs), Series 2009
6.322% due 05/15/2036	300	376
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	3,500	4,036
University of California Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	5,050	6,674
Upland Community Facilities District, California Special Tax Bonds, Series 2012
3.875% due 09/01/2024	1,815	1,840
4.250% due 09/01/2028	2,450	2,511

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 09/01/2031	$325	$350
5.000% due 09/01/2034	1,000	1,071

		138,676

DISTRICT OF COLUMBIA 0.1%
Metropolitan Washington Airports Authority, District of Columbia Revenue Bonds, (BABs), Series 2009
7.462% due 10/01/2046	4,600	5,849

FLORIDA 0.1%
Florida State Department of Transportation Revenue Bonds, (BABs), Series 2009
6.800% due 07/01/2039	4,000	4,717

ILLINOIS 0.1%
Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,000	2,393

INDIANA 0.1%
Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	800	1,072
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, (BABs), Series 2010
6.004% due 01/15/2040	2,000	2,530

		3,602

IOWA 0.1%
Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	3,200	3,809

NEW JERSEY 0.1%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	2,400	3,389
New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	900	1,036

		4,425

NEW YORK 1.0%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	2,800	3,543
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.246% due 06/01/2035	4,200	5,025
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.790% due 06/15/2041	2,000	2,315
5.882% due 06/15/2044	3,000	3,969
6.011% due 06/15/2042	4,400	5,893
6.124% due 06/15/2042	700	825
6.491% due 06/15/2042	400	481
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2044	5,100	5,633
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.267% due 05/01/2027	13,200	16,104

		43,788

150	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORTH CAROLINA 0.1%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	$2,300	$2,697

OHIO 0.4%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2009
6.053% due 02/15/2043	2,500	2,967
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
6.270% due 02/15/2050	6,495	7,765
7.834% due 02/15/2041	4,990	6,965

		17,697

PENNSYLVANIA 0.4%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	14,439
Pennsylvania Turnpike Commission Revenue Bonds, (BABs), Series 2009
6.105% due 12/01/2039	2,250	2,824
School District of Philadelphia, Pennsylvania General Obligation Bonds, (BABs), Series 2010
6.615% due 06/01/2030	1,800	2,159

		19,422

TENNESSEE 0.2%
Tennessee State School Bond Authority General Obligation Bonds, Series 2010
4.848% due 09/15/2027	6,260	7,327

TEXAS 0.8%
Cypress-Fairbanks Independent School District, Texas General Obligation Bonds, (BABs), Series 2009
6.629% due 02/15/2038	7,800	9,165
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2010
5.022% due 12/01/2048	5,100	6,058
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	7,000	9,515
Texas Transportation Commission Revenue Bonds, Series 2010
5.178% due 04/01/2030	8,400	10,273

		35,011

Total Municipal Bonds & Notes (Cost $236,027)		289,413

U.S. TREASURY OBLIGATIONS 22.6%
U.S. Treasury Bonds
2.750% due 08/15/2042 (g)(h)(k)	373,000	346,890
2.750% due 11/15/2042 (g)(h)(k)	35,300	32,796
3.125% due 02/15/2042 (f)(g)(h)(j)(k)	120,800	121,668
3.750% due 08/15/2041 (g)	209,050	236,880
U.S. Treasury Notes
1.625% due 11/15/2022 (g)(h)	210,000	206,489
1.750% due 05/15/2022 (h)(l)	5,500	5,521
2.000% due 02/15/2023 (g)	3,000	3,041

Total U.S. Treasury Obligations (Cost $968,802)		953,285

MORTGAGE-BACKED SECURITIES 1.6%
Banc of America Funding Corp.
5.750% due 03/25/2036	2,000	2,020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Large Loan Trust
2.503% due 11/15/2015		$11,131	$11,222
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.188% due 09/10/2047		1,720	1,892
BCAP LLC Trust
0.354% due 05/26/2037		1,100	1,048
Bear Stearns Adjustable Rate Mortgage Trust
3.080% due 11/25/2034		3,548	3,538
Bear Stearns Commercial Mortgage Securities
5.700% due 06/11/2050		6,200	7,295
Berica Residential MBS SRL
0.537% due 03/31/2048	EUR	4,522	5,347
Chase Mortgage Finance Corp.
5.399% due 12/25/2037		$1,048	1,008
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		2,590	2,954
Countrywide Alternative Loan Trust
0.534% due 09/25/2035		1,783	1,217
0.584% due 08/25/2036		482	477
Credit Suisse First Boston Mortgage Securities Corp.
2.336% due 02/25/2033		88	87
Deutsche ALT-A Securities, Inc.
0.344% due 07/25/2047		621	509
Greenwich Capital Commercial Funding Corp.
5.224% due 04/10/2037		1,920	2,099
GSMPS Mortgage Loan Trust
0.554% due 03/25/2035		813	683
GSR Mortgage Loan Trust
2.849% due 04/25/2035		2,029	2,010
Homebanc Mortgage Trust
0.474% due 10/25/2035		806	681
Homestar Mortgage Acceptance Corp.
0.654% due 07/25/2034		161	160
Impac CMB Trust
0.844% due 10/25/2033		10	10
Indymac Index Mortgage Loan Trust
0.504% due 07/25/2035		920	770
JPMorgan Chase Commercial Mortgage Securities Corp.
5.440% due 06/12/2047		3,045	3,470
Merrill Lynch Floating Trust
0.740% due 07/09/2021		800	791
Morgan Stanley Capital Trust
5.692% due 04/15/2049		1,395	1,605
Nomura Asset Acceptance Corp.
3.141% due 08/25/2035		1,529	1,439
Residential Accredit Loans, Inc. Trust
3.152% due 03/25/2035		1,528	1,231
3.254% due 02/25/2035		2,252	1,897
5.750% due 01/25/2034		5,076	5,472
Residential Funding Mortgage Securities, Inc. Trust
3.396% due 02/25/2036		1,337	1,167
Wachovia Bank Commercial Mortgage Trust
4.935% due 04/15/2042		870	931
WaMu Mortgage Pass-Through Certificates
0.690% due 07/25/2044		1,109	1,031
2.326% due 11/25/2041		569	559
Wells Fargo Mortgage-Backed Securities Trust
2.617% due 01/25/2035		2,562	2,570
WFDB Commercial Mortgage Trust
3.662% due 07/05/2024		700	711

Total Mortgage-Backed Securities (Cost $60,408)			67,901

ASSET-BACKED SECURITIES 1.1%
Access Group, Inc.
1.601% due 10/27/2025		708	720

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ACE Securities Corp.
0.999% due 01/25/2035		$1,738	$1,525
Aircraft Certificate Owner Trust
7.001% due 09/20/2022		7,300	7,450
Ameriquest Mortgage Securities, Inc.
0.674% due 10/25/2035		1,000	885
0.684% due 04/25/2035		1,000	925
0.904% due 11/25/2034		2,789	2,520
1.074% due 07/25/2034		980	869
Asset-Backed Securities Corp. Home Equity Loan Trust
0.844% due 07/25/2035		2,000	1,738
Bayview Financial Acquisition Trust
6.101% due 05/28/2037		164	169
Bear Stearns Asset-Backed Securities Trust
0.754% due 10/25/2034		1,668	1,662
0.944% due 01/25/2034		12	10
Countrywide Asset-Backed Certificates
0.554% due 04/25/2036		5,900	5,459
0.924% due 07/25/2034		2,000	1,755
0.954% due 03/25/2034		1,600	1,508
Credit-Based Asset Servicing and Securitization LLC
1.104% due 11/25/2033		51	48
First Franklin Mortgage Loan Trust
0.684% due 05/25/2035		1,000	890
GSAMP Trust
1.074% due 11/25/2034		1,200	1,059
Home Equity Asset Trust
1.254% due 07/25/2035		2,200	1,920
IXIS Real Estate Capital Trust
0.984% due 06/25/2035		2,052	1,998
Lehman XS Trust
0.604% due 10/25/2035		1,073	1,005
Merrill Lynch Mortgage Investors Trust
0.424% due 08/25/2036		1,000	913
Morgan Stanley ABS Capital
0.524% due 11/25/2035		3,060	3,002
Morgan Stanley Home Equity Loan Trust
0.674% due 08/25/2035		1,045	941
New Century Home Equity Loan Trust
0.714% due 07/25/2035		2,200	1,791
Option One Mortgage Loan Trust
0.784% due 02/25/2032		1,318	1,235
Park Place Securities, Inc.
0.704% due 07/25/2035		3,000	2,804
RAAC Series
0.584% due 10/25/2046		244	180
0.684% due 03/25/2037		3,600	3,250
Residential Asset Securities Corp. Trust
0.644% due 11/25/2035		200	163

Total Asset-Backed Securities (Cost $45,642)			48,394

SOVEREIGN ISSUES 6.5%
Australia Government CPI Linked Bond
4.000% due 08/20/2020	AUD	16,600	33,173
Autonomous Community of Madrid Spain
4.200% due 09/24/2014	EUR	14,700	19,220
4.305% due 03/06/2014		2,800	3,681
Brazil Government International Bond
5.625% due 01/07/2041		$5,000	5,875
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2014	BRL	969	487
10.000% due 01/01/2017		7,799	3,953
10.000% due 01/01/2021		144	73
10.000% due 01/01/2023		144	72

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	151

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Italy Buoni Poliennali Del Tesoro
3.500% due 11/01/2017	EUR	7,100	$9,116
4.750% due 06/01/2017		73,900	99,680
Junta de Castilla y Leon
6.270% due 02/19/2018		3,500	4,696
6.505% due 03/01/2019		3,500	4,716
Qatar Government International Bond
6.400% due 01/20/2040		$3,000	3,855
Russia Government International Bond
4.500% due 04/04/2022		3,200	3,494
5.625% due 04/04/2042		3,000	3,375
Spain Government International Bond
3.250% due 04/30/2016	EUR	27,450	35,348
3.750% due 10/31/2015		8,100	10,606
4.500% due 01/31/2018 (h)		23,600	31,178

Total Sovereign Issues (Cost $273,956)			272,598

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

UTILITIES 0.0%
PPL Corp.
8.750% due 05/01/2014		26,550	1,480

Total Convertible Preferred Securities (Cost $1,327)			1,480

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Reinsurance Group of America, Inc.
6.200% due 09/15/2042		110,000	2,995

Total Preferred Securities (Cost $2,750)			2,995

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.7%

CERTIFICATES OF DEPOSIT 0.4%
Banco do Brasil S.A.
1.997% due 06/28/2013	$8,000	$7,993
Itau Unibanco Holding S.A.
0.000% due 03/03/2014	10,000	9,938

		17,931

COMMERCIAL PAPER 0.3%
Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013	10,000	9,914
Santander S.A.
2.390% due 07/02/2013	1,000	998
2.690% due 10/01/2013	3,000	2,985

		13,897

REPURCHASE AGREEMENTS 0.0%
State Street Bank and Trust Co.
0.010% due 04/01/2013	478	478

(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $491. Repurchase proceeds are $478.)

U.S. TREASURY BILLS 0.0%
0.130% due 02/06/2014 - 03/06/2014 (b)(l)	540	540

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (d) 3.0%
PIMCO Short-Term Floating NAV Portfolio	12,516,575	$125,253

Total Short-Term Instruments (Cost $157,873)		158,099

PURCHASED OPTIONS (n) 0.1%
(Cost $3,291)		3,440

Total Investments 123.8% (Cost $5,004,865)		$5,234,135

Written Options (o) (0.1%) (Premiums $7,045)		(5,053)

Other Assets and Liabilities (Net) (23.7%)		(1,002,154)

Net Assets 100.0%		$4,226,928

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Perpetual maturity, date shown represents next contractual call date.
(d)	Affiliated to the Fund.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $518,683 at a weighted average interest rate of 0.204%.
(f)	Securities with an aggregate market value of $343 have been pledged as margin collateral for repurchase agreements and/or reverse repurchase agreements as governed by Master Repurchase Agreements as of March 31, 2013.
(g)	Securities with an aggregate market value of $804,587 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
BCY	(0.750%)	02/13/2013	02/12/2015	$282	$(282)
BOM	0.180%	03/06/2013	04/04/2013	85,883	(85,894)
	0.180%	03/07/2013	04/02/2013	63,000	(63,008)
	0.190%	02/26/2013	04/05/2013	116,906	(116,927)
	0.240%	03/19/2013	04/03/2013	2,679	(2,679)
BSN	0.170%	02/27/2013	04/05/2013	125,611	(125,631)
	0.190%	03/04/2013	04/04/2013	26,697	(26,701)
	0.190%	03/05/2013	04/04/2013	162,548	(162,571)
DEU	0.230%	03/12/2013	04/01/2013	52,294	(52,301)
	0.250%	03/26/2013	04/04/2013	5,229	(5,229)
JPS	0.070%	03/26/2013	04/04/2013	3,030	(3,030)
	0.170%	03/15/2013	04/11/2013	87,233	(87,240)
	0.170%	04/01/2013	05/01/2013	6,859	(6,859)
RBS	0.130%	03/04/2013	04/04/2013	25,544	(25,547)
RDR	0.210%	03/11/2013	04/01/2013	10,784	(10,786)

152	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
RDR	0.210%	03/13/2013	04/11/2013	$32,530	$(32,534)
	0.220%	03/14/2013	04/10/2013	4,037	(4,037)

					$(811,256)

(h)	Securities with an aggregate market value of $218,642 have been pledged or delivered as collateral for forward settling transactions, such as sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of March 31, 2013.
(i)	Sale-buyback financing transactions as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
BPS	(0.080%)	03/28/2013	04/05/2013	EUR 15,686	$(20,116)
	0.000%	04/03/2013	04/05/2013	7,710	(9,886)
BRC	0.280%	03/28/2013	04/12/2013	$ 3,582	(3,585)
FOB	0.170%	04/01/2013	04/19/2013	63,649	(63,742)
GLM	0.140%	04/01/2013	04/12/2013	1,508	(1,509)
	0.180%	03/19/2013	04/02/2013	7,374	(7,375)
	0.180%	03/28/2013	04/15/2013	13,624	(13,640)
	0.190%	03/12/2013	04/03/2013	7,050	(7,051)
	0.200%	03/18/2013	04/04/2013	77,676	(77,693)
	0.230%	03/28/2013	04/12/2013	10,108	(10,117)
	0.250%	03/28/2013	04/12/2013	4,382	(4,384)

					$(219,098)

(1)	Payable for sale-buyback financing transactions includes $140 of deferred price drop on sale-buyback financing transactions.

(j)	Securities with an aggregate market value of $406 and cash of $619 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
3-Month Euribor December Futures	Long	12/2015	264	$218
3-Month Euribor March Futures	Long	03/2015	794	128
3-Month Euribor September Futures	Long	09/2015	290	219

				$565

(k)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $10,818 and cash of $22,769 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)	Market Value (6)	Unrealized Appreciation/ (Depreciation)
CDX.BP.IG-20 5-Year Index	(1.000%	)	06/20/2018	$ 142,600	$(708)	$(64)
iTraxx Europe 18 Index	(1.000%	)	12/20/2017	EUR 18,900	167	28

					$(541)	$(36)

Credit Default Swaps on Credit Indices - Sell Protection (3)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)	Market Value (6)	Unrealized Appreciation/ (Depreciation)
CDX.IG-18 10-Year Index	1.000%	06/20/2022	$45,000	$(836)	$(23)
CDX.IG-19 10-Year Index	1.000%	12/20/2022	970,000	(23,738)	4,302

				$(24,574)	$4,279

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month CAD-Bank Bill	1.600%	06/16/2015	CAD	569,000	$988	$244
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023	AUD	5,900	(24)	(25)
Pay	6-Month AUD-BBR-BBSW	4.250%	12/11/2023		77,700	387	(143)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	153

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Receive	6-Month EUR-EURIBOR	2.000%	09/18/2023	EUR	41,200	$(1,003)	$(449)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	3,000,000	(920)	(562)

						$(572)	$(935)

(l)	Securities with an aggregate market value of $1,709 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(m)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AES Corp.	GST	5.000%	09/20/2016	1.722%	$	1,600	$183	$64	$119
AES Corp.	MYC	5.000%	09/20/2016	1.722%		2,000	228	113	115
Anadarko Petroleum Corp.	FBF	1.000%	03/20/2018	1.048%		4,000	(12)	(77)	65
Anheuser-Busch InBev Worldwide, Inc.	BPS	1.000%	09/20/2017	0.579%	EUR	1,800	43	7	36
Anheuser-Busch InBev Worldwide, Inc.	BRC	1.000%	12/20/2015	0.346%		1,500	35	(15)	50
Anheuser-Busch InBev Worldwide, Inc.	BRC	1.000%	12/20/2015	0.346%	$	7,000	127	(41)	168
Anheuser-Busch InBev Worldwide, Inc.	DUB	1.000%	12/20/2015	0.346%	EUR	700	16	(7)	23
Anheuser-Busch InBev Worldwide, Inc.	GST	1.000%	12/20/2015	0.346%		600	14	(7)	21
ArcelorMittal	BRC	1.000%	06/20/2016	2.556%		4,000	(257)	(199)	(58)
ArcelorMittal	GST	1.000%	12/20/2015	2.255%	$	1,100	(38)	(88)	50
AT&T, Inc.	FBF	1.000%	03/20/2023	1.158%		13,400	(258)	(360)	102
Berkshire Hathaway Finance Corp.	BRC	1.000%	12/20/2017	0.722%		55,900	727	(866)	1,593
Berkshire Hathaway Finance Corp.	MYC	1.000%	06/20/2015	0.369%		5,000	73	5	68
BHP Billiton Finance USA Ltd.	DUB	1.000%	09/20/2015	0.337%		5,200	86	(26)	112
BHP Billiton Finance USA Ltd.	FBF	1.000%	09/20/2015	0.337%		700	12	(4)	16
BHP Billiton Finance USA Ltd.	FBF	1.000%	12/20/2015	0.369%		100	2	1	1
BHP Billiton Finance USA Ltd.	JPM	1.000%	09/20/2015	0.337%		2,300	39	(21)	60
BHP Billiton Finance USA Ltd.	MYC	1.000%	09/20/2015	0.337%		4,900	81	(15)	96
BP Capital Markets America, Inc.	BOA	1.000%	06/20/2015	0.323%		2,000	32	14	18
BP Capital Markets America, Inc.	BRC	1.000%	06/20/2015	0.323%	EUR	600	12	(90)	102
BP Capital Markets America, Inc.	DUB	1.000%	03/20/2016	0.437%	$	100	2	0	2
BP Capital Markets America, Inc.	GST	1.000%	03/20/2016	0.437%		200	3	0	3
BP Capital Markets America, Inc.	GST	1.000%	06/20/2016	0.463%		300	6	3	3
BP Capital Markets America, Inc.	JPM	5.000%	06/20/2015	0.323%		600	64	5	59
BP Capital Markets America, Inc.	JPM	1.000%	03/20/2016	0.437%		4,200	72	4	68
Brazil Government International Bond	BOA	1.000%	12/20/2015	0.959%		4,900	7	(41)	48
Brazil Government International Bond	BPS	1.000%	09/20/2017	1.240%		1,100	(11)	(28)	17
Brazil Government International Bond	CBK	1.000%	03/20/2016	0.994%		8,300	5	(57)	62
Brazil Government International Bond	DUB	1.000%	12/20/2015	0.959%		3,200	4	(20)	24
Brazil Government International Bond	DUB	1.000%	06/20/2017	1.185%		200	(2)	(2)	0
Brazil Government International Bond	FBF	1.000%	06/20/2015	0.864%		10,000	32	(91)	123
Brazil Government International Bond	HUS	1.000%	09/20/2015	0.916%		100	0	(1)	1
Brazil Government International Bond	HUS	1.000%	03/20/2016	0.994%		7,700	5	(47)	52
Brazil Government International Bond	JPM	1.000%	12/20/2014	0.786%		3,350	13	(30)	43
Brazil Government International Bond	JPM	1.000%	09/20/2015	0.916%		4,600	11	(43)	54
Brazil Government International Bond	JPM	1.000%	12/20/2015	0.959%		2,600	4	(19)	23
Canadian Natural Resources Ltd.	GST	1.000%	12/20/2015	0.416%		2,400	39	7	32
Canadian Natural Resources Ltd.	HUS	1.000%	09/20/2015	0.367%		2,400	39	(8)	47
Canadian Natural Resources Ltd.	JPM	1.000%	09/20/2015	0.367%		2,400	39	(8)	47
Canadian Natural Resources Ltd.	MYC	1.000%	12/20/2015	0.416%		1,500	25	5	20
Caterpillar, Inc.	BOA	1.000%	03/20/2016	0.369%		3,200	64	44	20
Caterpillar, Inc.	CBK	1.000%	09/20/2017	0.582%		10,400	205	(82)	287
Caterpillar, Inc.	JPM	1.000%	03/20/2016	0.369%		1,200	24	16	8
Caterpillar, Inc.	MYC	1.000%	09/20/2017	0.582%		2,000	39	(12)	51
Chesapeake Energy Corp.	GST	5.000%	12/20/2017	3.662%		2,050	118	(56)	174
Chesapeake Energy Corp.	GST	5.000%	06/20/2018	3.933%		7,000	346	349	(3)
China Government International Bond	BOA	1.000%	09/20/2017	0.610%		5,000	89	(49)	138
China Government International Bond	DUB	1.000%	09/20/2017	0.610%		15,100	268	(133)	401
China Government International Bond	DUB	1.000%	09/20/2022	1.117%		5,700	(63)	(194)	131
Comcast Corp.	DUB	1.000%	12/20/2015	0.230%		1,500	33	(1)	34
Comcast Corp.	RYL	1.000%	12/20/2015	0.230%		14,500	311	0	311
Danone S.A.	DUB	1.000%	03/20/2016	0.394%		1,800	33	29	4
Dell, Inc.	BRC	1.000%	12/20/2017	3.127%		2,875	(267)	(222)	(45)
DISH DBS Corp.	DUB	5.000%	09/20/2017	2.551%		1,000	101	84	17
DISH DBS Corp.	GST	5.000%	09/20/2017	2.551%		2,000	203	180	23
Dow Chemical Co.	JPM	1.000%	06/20/2017	0.797%		3,000	29	(72)	101

154	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (3) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
E.ON International Finance BV	CBK	1.000%	03/20/2017	0.656%	$	4,200	$60	$18	$42
E.ON International Finance BV	HUS	1.000%	03/20/2016	0.504%		900	14	10	4
El Paso LLC	GST	5.000%	09/20/2014	0.483%		1,100	77	(85)	162
Emirate of Abu Dhabi Government International Bond	BRC	1.000%	09/20/2015	0.261%		1,400	26	(7)	33
Emirate of Abu Dhabi Government International Bond	CBK	1.000%	12/20/2015	0.299%		500	10	(3)	13
Emirate of Abu Dhabi Government International Bond	DUB	1.000%	09/20/2015	0.261%		2,200	41	(13)	54
Emirate of Abu Dhabi Government International Bond	JPM	1.000%	12/20/2015	0.299%		1,800	35	6	29
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	09/20/2015	0.261%		2,400	44	(13)	57
Emirate of Abu Dhabi Government International Bond	RYL	1.000%	09/20/2015	0.261%		2,600	49	(12)	61
Emirate of Abu Dhabi Government International Bond	RYL	1.000%	12/20/2015	0.299%		100	2	0	2
Encana Corp.	FBF	1.000%	03/20/2017	1.087%		3,000	(9)	(115)	106
Entergy Corp.	MYC	1.000%	03/20/2021	2.077%		2,500	(185)	(271)	86
Exelon Corp.	JPM	1.000%	06/20/2016	0.418%		10,000	190	(10)	200
Finmeccanica Finance S.A.	FBF	5.000%	03/20/2018	3.906%	EUR	4,500	280	356	(76)
Ford Motor Co.	BOA	5.000%	09/20/2017	1.536%	$	18,175	2,701	1,443	1,258
Forest Oil Corp.	CBK	5.000%	06/20/2015	2.662%		5,000	257	135	122
Forest Oil Corp.	GST	5.000%	06/20/2018	5.798%		10,000	(295)	(362)	67
Forest Oil Corp.	JPM	5.000%	06/20/2017	5.056%		4,700	8	(106)	114
Freeport-McMoRan Copper & Gold, Inc.	MYC	1.000%	09/20/2017	1.301%		2,000	(22)	(36)	14
H.J. Heinz Co.	FBF	1.000%	03/20/2018	1.527%		800	(20)	(24)	4
Indonesia Government International Bond	BOA	1.000%	09/20/2015	0.832%		2,500	12	(61)	73
Indonesia Government International Bond	CBK	1.000%	09/20/2015	0.832%		1,000	4	(22)	26
Indonesia Government International Bond	JPM	1.000%	09/20/2015	0.832%		2,000	9	(50)	59
Indonesia Government International Bond	JPM	1.000%	12/20/2015	0.888%		3,300	12	(41)	53
Indonesia Government International Bond	MYC	1.000%	09/20/2015	0.832%		2,500	12	(60)	72
Italy Government International Bond	RYL	1.000%	12/20/2015	2.290%		1,600	(53)	(56)	3
Masco Corp.	BPS	5.000%	09/20/2017	1.571%		2,500	378	233	145
Masco Corp.	GST	5.000%	09/20/2017	1.571%		5,000	758	470	288
Mexico Government International Bond	BPS	1.000%	03/20/2018	0.932%		7,650	27	32	(5)
Mexico Government International Bond	BRC	1.000%	09/20/2015	0.519%		3,400	42	(43)	85
Mexico Government International Bond	BRC	1.000%	12/20/2015	0.558%		2,800	35	(30)	65
Mexico Government International Bond	BRC	1.000%	03/20/2018	0.932%		22,450	80	96	(16)
Mexico Government International Bond	CBK	1.000%	03/20/2018	0.932%		4,450	15	20	(5)
Mexico Government International Bond	DUB	1.000%	09/20/2015	0.519%		4,000	49	(40)	89
Mexico Government International Bond	DUB	1.000%	09/20/2017	0.838%		8,300	62	(116)	178
Mexico Government International Bond	DUB	1.000%	09/20/2022	1.344%		5,000	(145)	(228)	83
Mexico Government International Bond	GST	1.000%	03/20/2018	0.932%		4,700	17	20	(3)
Mexico Government International Bond	HUS	1.000%	03/20/2016	0.591%		3,600	45	(12)	57
Mexico Government International Bond	HUS	1.000%	03/20/2018	0.932%		4,900	17	26	(9)
Mexico Government International Bond	JPM	1.000%	06/20/2016	0.618%		1,900	24	(1)	25
Mexico Government International Bond	JPM	1.000%	09/20/2017	0.838%		400	3	(4)	7
Mexico Government International Bond	MYC	1.000%	03/20/2016	0.591%		4,900	61	(16)	77
Mexico Government International Bond	MYC	1.000%	03/20/2018	0.932%		12,500	44	56	(12)
Mexico Government International Bond	UAG	1.000%	06/20/2017	0.782%		6,200	58	(26)	84
MGM Resorts International	FBF	5.000%	03/20/2018	4.373%		8,600	260	68	192
MGM Resorts International	FBF	5.000%	06/20/2018	4.584%		2,400	50	42	8
MGM Resorts International	GST	5.000%	03/20/2018	4.373%		19,400	586	242	344
NRG Energy, Inc.	BOA	5.000%	06/20/2017	2.947%		1,950	169	(107)	276
NRG Energy, Inc.	CBK	5.000%	06/20/2017	2.947%		500	43	(40)	83
NRG Energy, Inc.	GST	5.000%	03/20/2017	2.770%		5,500	490	(391)	881
NRG Energy, Inc.	GST	5.000%	06/20/2017	2.947%		8,300	719	(643)	1,362
NRG Energy, Inc.	GST	5.000%	03/20/2019	4.015%		800	49	(68)	117
NRG Energy, Inc.	JPM	5.000%	06/20/2017	2.947%		5,000	434	(362)	796
NRG Energy, Inc.	MYC	5.000%	03/20/2017	2.770%		100	9	(7)	16
NRG Energy, Inc.	MYC	5.000%	06/20/2017	2.947%		1,200	104	(69)	173
Pacific Gas & Electric Co.	DUB	1.000%	06/20/2021	1.159%		2,000	(19)	(88)	69
Panasonic Corp.	BOA	1.000%	12/20/2017	1.429%	JPY	40,000	(8)	(43)	35
Panasonic Corp.	JPM	1.000%	12/20/2017	1.429%		140,000	(28)	(166)	138
Petrobras International Finance Co.	BPS	1.000%	06/20/2018	1.991%	$	10,400	(503)	(523)	20
Petrobras International Finance Co.	HUS	1.000%	12/20/2013	0.804%		3,500	5	(11)	16
Petrobras International Finance Co.	JPM	1.000%	03/20/2015	1.341%		7,300	(50)	(48)	(2)
Petrobras International Finance Co.	JPM	1.000%	03/20/2018	1.946%		15,450	(685)	(689)	4
Petrobras International Finance Co.	MYC	1.000%	09/20/2015	1.457%		1,400	(16)	(45)	29
Petrobras International Finance Co.	MYC	1.000%	03/20/2018	1.946%		4,200	(186)	(190)	4
Pioneer Natural Resources Co.	BRC	1.000%	09/20/2017	1.042%		4,600	(6)	(235)	229
Potash Corp. of Saskatchewan, Inc.	BOA	1.000%	12/20/2015	0.453%		1,500	21	(7)	28
Potash Corp. of Saskatchewan, Inc.	DUB	1.000%	12/20/2015	0.453%		5,000	71	(4)	75
Prudential Financial, Inc.	BOA	1.000%	03/20/2016	0.739%		7,200	56	(299)	355
Prudential Financial, Inc.	BOA	1.000%	12/20/2017	1.169%		2,100	(18)	(58)	40
Prudential Financial, Inc.	BRC	1.000%	12/20/2017	1.169%		22,900	(196)	(613)	417

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	155

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (3) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Qatar Government International Bond	CBK	1.000%	03/20/2016	0.360%	$	1,000	$19	$(7)	$26
Rio Tinto Finance USA Ltd.	BRC	1.000%	09/20/2015	0.568%		3,800	42	(7)	49
Rogers Communications, Inc.	FBF	1.000%	06/20/2016	0.401%		1,300	26	9	17
Russia Government International Bond	GST	1.000%	09/20/2017	1.455%		700	(13)	(40)	27
Russia Government International Bond	HUS	1.000%	09/20/2017	1.455%		500	(9)	(28)	19
Russia Government International Bond	JPM	1.000%	09/20/2017	1.455%		8,400	(156)	(424)	268
RZD Capital Ltd.	MYC	1.000%	03/20/2016	1.175%		300	(2)	(16)	14
RZD Capital Ltd.	RYL	1.000%	03/20/2016	1.175%		400	(2)	(21)	19
Shell International Finance BV	BRC	1.000%	09/20/2015	0.298%		12,200	216	141	75
Shell International Finance BV	DUB	1.000%	09/20/2015	0.298%		5,200	92	60	32
Shell International Finance BV	FBF	1.000%	12/20/2015	0.325%		2,900	54	49	5
Shell International Finance BV	JPM	1.000%	03/20/2016	0.348%		1,100	21	21	0
Shell International Finance BV	MYC	1.000%	06/20/2016	0.367%		1,200	25	23	2
SLM Corp.	FBF	5.000%	09/20/2017	2.610%		1,500	153	115	38
SLM Corp.	GST	5.000%	09/20/2017	2.610%		2,000	204	153	51
SoftBank Corp.	BRC	1.000%	12/20/2017	1.504%	JPY	20,000	(5)	(22)	17
SoftBank Corp.	GST	1.000%	12/20/2017	1.504%		40,000	(10)	(44)	34
SoftBank Corp.	JPM	1.000%	12/20/2017	1.504%		30,000	(7)	(32)	25
Sony Corp.	BOA	1.000%	03/20/2018	1.968%		30,000	(15)	(44)	29
Sony Corp.	BRC	1.000%	03/20/2018	1.968%		30,000	(14)	(46)	32
Sony Corp.	DUB	1.000%	03/20/2018	1.968%		30,000	(14)	(46)	32
Sony Corp.	GST	1.000%	03/20/2018	1.968%		10,000	(4)	(14)	10
Sony Corp.	JPM	1.000%	12/20/2017	1.873%		160,000	(65)	(238)	173
Sony Corp.	JPM	1.000%	03/20/2018	1.968%		120,000	(57)	(159)	102
Statoil ASA	BRC	1.000%	06/20/2016	0.323%	$	3,200	72	62	10
Statoil ASA	SOG	1.000%	06/20/2016	0.323%		3,200	72	61	11
Teck Resources Ltd.	UAG	1.000%	03/20/2016	0.903%		8,000	21	(27)	48
Telecom Italia SpA	JPM	1.000%	12/20/2015	2.332%	EUR	2,300	(104)	(154)	50
Tesco PLC	HUS	1.000%	03/20/2016	0.459%	$	1,100	18	14	4
Time Warner Cable, Inc.	GST	1.000%	12/20/2015	0.521%		6,500	94	(3)	97
Time Warner Cable, Inc.	HUS	1.000%	12/20/2015	0.521%		4,300	62	(6)	68
Tokyo Electric Power Co., Inc.	BOA	1.000%	12/20/2013	1.760%	JPY	10,000	(1)	(6)	5
Tokyo Electric Power Co., Inc.	BOA	1.000%	03/20/2014	2.119%		60,000	(7)	(60)	53
Tokyo Electric Power Co., Inc.	BRC	1.000%	06/20/2013	1.760%		70,000	(2)	(29)	27
Tokyo Electric Power Co., Inc.	CBK	1.000%	06/20/2013	1.760%		20,000	0	(7)	7
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2013	1.760%		10,000	(1)	(4)	3
Tokyo Electric Power Co., Inc.	CBK	1.000%	03/20/2014	2.119%		40,000	(5)	(28)	23
Tokyo Electric Power Co., Inc.	GST	1.000%	12/20/2013	1.760%		30,000	(1)	(25)	24
Total Capital S.A.	CBK	1.000%	09/20/2015	0.235%	$	700	14	10	4
Total Capital S.A.	JPM	1.000%	09/20/2015	0.235%		1,800	35	25	10
Total Capital S.A.	MYC	1.000%	09/20/2015	0.235%		2,500	49	37	12
Total Capital S.A.	MYC	1.000%	12/20/2015	0.261%		10,800	225	183	42
Toyota Motor Corp.	BOA	1.000%	03/20/2015	0.171%		3,300	55	8	47
Toyota Motor Corp.	BRC	1.000%	03/20/2015	0.171%		1,200	20	6	14
Toyota Motor Credit Corp.	CBK	1.000%	06/20/2016	0.460%		2,000	35	(5)	40
Toyota Motor Credit Corp.	HUS	1.000%	06/20/2016	0.460%		4,600	81	(28)	109
UPC Holding BV	BRC	5.000%	09/20/2017	4.001%	EUR	5,000	263	(318)	581
UPC Holding BV	DUB	5.000%	06/20/2016	2.853%		3,000	259	(5)	264
Whirlpool Corp.	DUB	1.000%	03/20/2018	1.032%	$	1,000	(1)	(12)	11
Whirlpool Corp.	FBF	1.000%	09/20/2017	0.888%		5,000	29	(187)	216
Xstrata Finance Canada Ltd.	BRC	1.000%	03/20/2016	0.966%	EUR	700	2	(17)	19
Xstrata Finance Canada Ltd.	GST	1.000%	03/20/2016	0.966%		2,100	4	(42)	46
Xstrata Finance Canada Ltd.	MYC	1.000%	03/20/2016	0.966%		1,100	2	(27)	29

							$10,984	$(6,599)	$17,583

Credit Default Swaps on Credit Indices - Sell Protection (3)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)		Market Value (6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015	$	1,980	$89	$264	$(175)
CDX.IG-17 5-Year Index	BRC	1.000%	12/20/2016		3,000	45	6	39
CDX.IG-17 5-Year Index	RYL	1.000%	12/20/2016		6,900	103	8	95
CDX.IG-18 10-Year Index	BOA	1.000%	06/20/2022		1,700	(32)	(68)	36
CDX.IG-19 5-Year Index	CBK	1.000%	12/20/2017		5,000	44	10	34
MCDX-18 5-Year Index	CBK	1.000%	06/20/2017		13,500	(22)	(309)	287
MCDX-18 5-Year Index	DUB	1.000%	06/20/2017		3,500	(5)	(90)	85
MCDX-19 5-Year Index	CBK	1.000%	12/20/2017		86,900	(565)	(1,993)	1,428

						$(343)	$(2,172)	$1,829

156	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	FBF	EUR	700	$6	$(3)	$9
Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	GLM		1,400	12	5	7
Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	MYC		2,800	25	(3)	28
Pay	1-Year BRL-CDI	8.180%	01/02/2017	BRC	BRL	41,000	(461)	(124)	(337)
Pay	1-Year BRL-CDI	8.210%	01/02/2017	JPM		46,400	(503)	(49)	(454)
Pay	1-Year BRL-CDI	8.220%	01/02/2017	MYC		132,900	(1,425)	(345)	(1,080)
Pay	1-Year BRL-CDI	8.300%	01/02/2017	GLM		302,500	(2,788)	(267)	(2,521)
Pay	1-Year BRL-CDI	8.485%	01/02/2017	BPS		61,800	(401)	211	(612)
Pay	1-Year BRL-CDI	8.910%	01/02/2017	BOA		172,600	(427)	217	(644)
Pay	3-Month CAD-Bank Bill	1.600%	06/16/2015	RBC	CAD	35,400	63	56	7
Pay	3-Month ZAR-JIBAR	5.610%	09/19/2017	JPM	ZAR	100,000	(154)	0	(154)
Pay	3-Month ZAR-JIBAR	5.660%	09/19/2017	JPM		112,000	(149)	0	(149)
Pay	3-Month ZAR-JIBAR	6.000%	09/19/2017	HUS		115,000	16	55	(39)
Pay	3-Month ZAR-JIBAR	5.940%	10/09/2017	FBF		25,000	0	4	(4)
Pay	3-Month ZAR-JIBAR	5.950%	10/09/2017	GST		100,000	3	(2)	5
Pay	3-Month ZAR-JIBAR	6.000%	03/20/2018	HUS		147,300	(64)	(161)	97
Receive	6-Month JPY-LIBOR	2.000%	06/15/2041	UAG	JPY	305,000	(256)	99	(355)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC	MXN	407,000	937	(134)	1,071
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	CBK		37,000	85	42	43
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	GLM		49,000	113	(1)	114
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		628,200	1,447	(186)	1,633
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	UAG		37,100	85	17	68
Pay	28-Day MXN-TIIE	5.250%	09/06/2019	GLM		1,200	0	(1)	1
Pay	28-Day MXN-TIIE	5.250%	09/06/2019	MYC		75,000	28	(54)	82
Pay	28-Day MXN-TIIE	6.650%	06/02/2021	BRC		116,000	811	126	685
Pay	28-Day MXN-TIIE	6.650%	06/02/2021	HUS		32,000	224	29	195
Pay	28-Day MXN-TIIE	6.650%	06/02/2021	JPM		26,000	182	16	166
Pay	28-Day MXN-TIIE	6.650%	06/02/2021	MYC		45,000	315	36	279
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	HUS		178,000	2,077	374	1,703
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	JPM		23,900	279	54	225
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	MYC		36,000	420	100	320
Pay	28-Day MXN-TIIE	6.750%	08/31/2021	HUS		91,000	687	135	552
Pay	28-Day MXN-TIIE	6.750%	09/02/2022	HUS		41,800	324	46	278
Pay	28-Day MXN-TIIE	6.750%	09/02/2022	MYC		11,800	91	15	76
Pay	28-Day MXN-TIIE	6.750%	09/02/2022	UAG		123,900	960	193	767
Pay	28-Day MXN-TIIE	5.250%	02/22/2023	MYC		168,500	(313)	(210)	(103)

							$2,249	$290	$1,959

(n)	Purchased options outstanding as of March 31, 2013:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.950%	04/29/2013	$	24,900	$50	$44
Call - OTC 30-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.900%	04/22/2013		25,000	169	157
Call - OTC 30-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.860%	04/29/2013		43,600	297	250
Call - OTC 30-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Pay	2.900%	04/22/2013		27,700	182	174
Call - OTC 30-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.900%	04/22/2013		26,500	150	167
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		26,600	2,108	2,344

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	157

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

Interest Rate Swaptions (Cont.)

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC 30-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.900%	04/22/2013	$	14,800	$99	$93
Call - OTC 30-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.860%	04/29/2013		5,300	35	35
Call - OTC 30-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.900%	04/22/2013		28,000	201	176

								$3,291	$3,440

(o)	Written options outstanding as of March 31, 2013:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$129.000	04/26/2013	50	$20	$(1)
Call - CBOT U.S. Treasury 10-Year Note May Futures	132.500	04/26/2013	50	13	(16)

				$33	$(17)

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.800%	07/11/2013	$	72,100	$255	$(302)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		72,100	255	(5)
Call - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	36,600	68	(65)
Put - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		36,600	81	(77)
Call - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		10,300	20	(18)
Put - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		10,300	23	(22)
Call - OTC 1-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		21,800	39	(39)
Put - OTC 1-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		21,800	44	(46)
Call - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		11,200	23	(20)
Put - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		11,200	23	(24)
Call - OTC 1-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		45,000	87	(80)
Put - OTC 1-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		45,000	87	(95)
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		31,600	65	(7)
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.850%	04/24/2013		34,500	48	0
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		16,300	28	(4)
Put - OTC 2-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		24,000	49	(5)
Put - OTC 2-Year Interest Rate Swap	HUS	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		5,600	10	(1)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.300%	04/29/2013	$	17,400	47	(3)
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		12,700	22	(2)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.350%	04/29/2013		24,900	62	(2)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		78,200	191	(12)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		111,600	2,098	(1,980)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		46,200	112	(7)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.800%	04/29/2013		8,900	4	(1)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.150%	04/29/2013		8,900	9	(5)
Put - OTC 5-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.500%	06/03/2013	EUR	27,600	120	(4)
Put - OTC 5-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		30,500	157	(13)
Put - OTC 5-Year Interest Rate Swap	CBK	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		6,000	27	(3)
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		14,500	75	(6)
Put - OTC 5-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.500%	06/03/2013		4,500	21	(1)
Put - OTC 5-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		6,400	38	(3)
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.960%	04/22/2013	$	53,750	157	(175)
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.920%	04/29/2013		98,700	268	(258)
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		16,300	57	(60)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		16,300	113	(50)
Call - OTC 10-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Receive	1.960%	04/22/2013		62,000	157	(202)
Call - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		16,800	76	(61)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		16,800	122	(52)
Call - OTC 10-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	1.960%	04/22/2013		57,250	131	(187)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.960%	04/22/2013		33,000	86	(108)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		27,300	118	(100)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		27,300	169	(84)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.920%	04/29/2013		11,800	34	(34)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		16,700	63	(61)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		16,700	88	(51)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.960%	04/22/2013		62,500	174	(204)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		40,800	189	(149)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		40,800	301	(125)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		12,900	45	(47)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		12,900	61	(40)

								$6,597	$(4,900)

158	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC USD versus JPY	BPS	JPY	89.000	05/09/2013	$	10,700	$79	$(23)
Call - OTC USD versus JPY	BPS		96.500	05/09/2013		10,700	122	(75)

							$201	$(98)

Inflation-Capped Options

Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$	10,900	$94	$(19)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		7,000	90	(13)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020		3,000	30	(6)

							$214	$(38)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2012	652	$917,500	EUR	31,100	$6,388
Sales	727	1,836,100		451,300	9,234
Closing Buys	(392)	(231,600)		0	(2,929)
Expirations	(757)	(945,500)		(31,100)	(4,708)
Exercised	(130)	(440,600)		0	(940)

Balance at 03/31/2013	100	$1,135,900	EUR	451,300	$7,045

(p)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	52,292	$	53,756	BOA	$0	$(684)	$(684)
04/2013		845		878	BRC	0	(2)	(2)
04/2013		1,012		1,037	HUS	0	(16)	(16)
04/2013	BRL	39,835		20,262	FBF	549	0	549
04/2013		42,273		21,011	UAG	92	0	92
04/2013	EUR	2,372		3,052	BPS	11	0	11
04/2013		9,358		12,179	BRC	183	0	183
04/2013		257,638		342,369	GLM	12,115	0	12,115
04/2013		17,397		22,537	HUS	236	0	236
04/2013	GBP	33,461		50,174	BPS	0	(668)	(668)
04/2013		1,705		2,544	CBK	0	(46)	(46)
04/2013		19,806		29,814	WST	0	(281)	(281)
04/2013	JPY	32,171		342	DUB	0	0	0
04/2013		1,937,924		20,518	GLM	0	(71)	(71)
04/2013		3,616,327		37,602	MSC	0	(818)	(818)
04/2013		1,844		20	SSB	0	0	0
04/2013	MXN	414,724		33,025	JPM	0	(549)	(549)
04/2013	SGD	14,234		11,463	FBF	0	(13)	(13)
04/2013	$	19,781	BRL	39,835	FBF	0	(68)	(68)
04/2013		20,527		42,273	UAG	393	0	393
04/2013		511	EUR	394	BRC	0	(6)	(6)
04/2013		2,608		2,004	DUB	0	(39)	(39)
04/2013		365,547		284,251	HUS	0	(1,179)	(1,179)
04/2013		151		116	MSC	0	(3)	(3)
04/2013		1,500	MXN	19,215	BOA	56	0	56
04/2013		33		437	DUB	2	0	2
04/2013		142		1,835	FBF	6	0	6
04/2013		14,199		181,612	HUS	503	0	503
04/2013		6,973		91,129	JPM	405	0	405
04/2013		1,364		17,562	MSC	58	0	58
04/2013		8,025		102,933	UAG	308	0	308
04/2013		8,670	RUB	268,597	BRC	0	(71)	(71)
04/2013		1,750		54,307	CBK	0	(11)	(11)
04/2013		11,660	SGD	14,234	CBK	0	(184)	(184)
04/2013		59	ZAR	510	HUS	0	(3)	(3)
05/2013	EUR	1,951	$	2,508	CBK	7	0	7
05/2013		1,531		1,964	DUB	2	0	2
05/2013		284,251		365,626	HUS	1,190	0	1,190
05/2013	GBP	3,585		5,431	CBK	0	(15)	(15)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	159

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
05/2013	GBP	54,972	$	83,076	FBF	$0	$(438)	$(438)
05/2013	$	4,888	KRW	5,354,281	JPM	0	(94)	(94)
05/2013		6,914	NOK	38,209	HUS	0	(383)	(383)
06/2013		29,606	BRL	58,869	FBF	0	(674)	(674)
06/2013		728	CAD	749	BPS	8	0	8
06/2013		197		203	CBK	2	0	2
06/2013		18,773		19,329	RYL	220	0	220
06/2013		32,778	MXN	414,724	JPM	532	0	532
07/2013		5,829	PHP	236,430	JPM	0	(28)	(28)
07/2013		11,466	SGD	14,234	FBF	13	0	13
08/2013	CNY	59,255	$	9,442	BRC	14	0	14
08/2013		4,000		622	DUB	0	(15)	(15)
08/2013	$	639	CNY	4,000	DUB	0	(2)	(2)
08/2013		7,541		47,000	GST	0	(63)	(63)
08/2013		1,941		12,255	UAG	9	0	9
04/2016	CNY	4,214	$	622	JPM	0	(35)	(35)
04/2016	$	710	CNY	4,214	JPM	0	(53)	(53)

						$16,914	$(6,512)	$10,402

(q)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Bank Loan Obligations	$0	$88,345	$20,309	$108,654
Corporate Bonds & Notes
Banking & Finance	0	987,624	17,763	1,005,387
Industrials	0	1,688,147	58,843	1,746,990
Utilities	0	571,172	4,327	575,499
Municipal Bonds & Notes
California	0	138,676	0	138,676
District of Columbia	0	5,849	0	5,849
Florida	0	4,717	0	4,717
Illinois	0	2,393	0	2,393
Indiana	0	3,602	0	3,602
Iowa	0	3,809	0	3,809
New Jersey	0	4,425	0	4,425
New York	0	43,788	0	43,788
North Carolina	0	2,697	0	2,697
Ohio	0	17,697	0	17,697
Pennsylvania	0	19,422	0	19,422
Tennessee	0	7,327	0	7,327
Texas	0	35,011	0	35,011
U.S. Treasury Obligations	0	953,285	0	953,285
Mortgage-Backed Securities	1,048	66,853	0	67,901
Asset-Backed Securities	0	40,944	7,450	48,394
Sovereign Issues	0	272,598	0	272,598
Convertible Preferred Securities
Utilities	1,480	0	0	1,480
Preferred Securities
Banking & Finance	2,995	0	0	2,995

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Short-Term Instruments
Certificates of Deposit	$0	$17,931	$0	$17,931
Commercial Paper	0	13,897	0	13,897
Repurchase Agreements	0	478	0	478
U.S. Treasury Bills	0	540	0	540
Central Funds Used for Cash Management Purposes	125,253	0	0	125,253
Purchased Options
Interest Rate Contracts	0	3,440	0	3,440
	$130,776	$4,994,667	$108,692	$5,234,135

Financial Derivative Instruments - Assets
Credit Contracts	0	24,151	0	24,151
Foreign Exchange Contracts	0	16,914	0	16,914
Interest Rate Contracts	565	8,655	0	9,220
	$565	$49,720	$0	$50,285

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(496)	0	(496)
Foreign Exchange Contracts	0	(6,610)	0	(6,610)
Interest Rate Contracts	0	(12,548)	(38)	(12,586)
	$0	$(19,654)	$(38)	$(19,692)

Totals	$131,341	$5,024,733	$108,654	$5,264,728

160	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
Bank Loan Obligations	$0	$5,156	$0	$0	$0	$168	$14,985	$0	$20,309	$168
Corporate Bonds & Notes
Banking & Finance	0	17,631	(12)	(5)	1	148	0	0	17,763	148
Industrials	39,270	24,940	(6,022)	(107)	(137)	899	0	0	58,843	1,173
Utilities	0	4,290	0	(3)	0	40	0	0	4,327	41
Asset-Backed Securities	6,691	0	0	25	0	734	0	0	7,450	734

	$45,961	$52,017	$(6,034)	$(90)	$(136)	$1,989	$14,985	$0	$108,692	$2,264

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(38)	$0	$0	$0	$0	$0	$0	$0	$(38)	$0
Totals	$45,923	$52,017	$(6,034)	$(90)	$(136)	$1,989	$14,985	$0	$108,654	$2,264

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Bank Loan Obligations	$20,309	Third Party Vendor	Broker Quote	102.50-103.25
Corporate Bonds & Notes
Banking & Finance	6,905	Benchmark Pricing	Base Price	93.00-100.38
	10,858	Third Party Vendor	Broker Quote	107.50
Industrials	58,843	Third Party Vendor	Broker Quote	104.00-116.75
Utilities	4,327	Third Party Vendor	Broker Quote	108.39
Asset-Backed Securities	7,450	Base Price		102.00

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(38)	Indicative Market Quotations	Broker Quote	0.17-0.19

Total	$108,654

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	161

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

(r)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$3,440	$3,440
Variation margin receivable on financial derivative instruments (2)	0	1,457	0	0	1,038	2,495
Unrealized appreciation on foreign currency contracts	0	0	0	16,914	0	16,914
Unrealized appreciation on OTC swap agreements	0	19,821	0	0	8,411	28,232

	$0	$21,278	$0	$16,914	$12,889	$51,081

Liabilities:
Written options outstanding	$0	$0	$0	$98	$4,955	$5,053
Variation margin payable on financial derivative instruments (2)	0	21	0	0	43	64
Unrealized depreciation on foreign currency contracts	0	0	0	6,512	0	6,512
Unrealized depreciation on OTC swap agreements	0	409	0	0	6,452	6,861

	$0	$430	$0	$6,610	$11,450	$18,490

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized gain (loss) on investments (purchased options)	$0	$0	$0	$169	$(2,788)	$(2,619)
Net realized gain on futures contracts	0	0	0	0	1,362	1,362
Net realized gain on written options	0	0	0	0	3,365	3,365
Net realized gain on swaps	0	31,809	0	0	22,807	54,616
Net realized gain on foreign currency transactions	0	0	0	4,778	0	4,778

	$0	$31,809	$0	$4,947	$24,746	$61,502

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$170	$610	$780
Net change in unrealized appreciation on futures contracts	0	0	0	0	1,934	1,934
Net change in unrealized appreciation on written options	0	0	0	104	155	259
Net change in unrealized appreciation (depreciation) on swaps	0	17,341	0	0	(12,433)	4,908
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	9,735	0	9,735

	$0	$17,341	$0	$10,009	$(9,734)	$17,616

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $565 and open centrally cleared swaps cumulative appreciation/(depreciation) of $3,308 as reported in the Notes to Schedule of Investments.

(s)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$1,778	$(1,650)	$128
BPS	(1,242)	230	(1,012)
BRC	2,230	(2,730)	(500)
CBK	(57)	0	(57)
DUB	1,071	(1,210)	(139)
FBF	(26)	(400)	(426)
GLM	9,138	(10,380)	(1,242)
GST	3,489	(3,850)	(361)
HUS	5,335	(5,040)	295
JPM	(589)	520	(69)

162	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
MSC	$(763)	$(615)	$(1,378)
MYC	(557)	(1,335)	(1,892)
RBC	63	0	63
RYL	365	(400)	(35)
SOG	72	0	72
UAG	1,670	(1,710)	(40)
WST	(281)	0	(281)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	163

Schedule of Investments PIMCO Senior Floating Rate Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 88.3%
Acosta, Inc.
5.000% due 03/02/2018		$5,941	$6,023
Acquisitions Cogeco Cable
4.500% due 11/30/2019		8,930	9,081
Advantage Sales & Marketing LLC
8.250% due 06/18/2018		750	763
AES Corporation
3.750% due 05/27/2018		4,615	4,687
Air Medical Group Holdings, Inc.
6.500% due 05/29/2018		17,905	18,353
Al Chem & CY S.C.A.
4.500% due 09/12/2019		4,500	4,517
8.250% due 03/12/2020		3,250	3,335
Albertsons LLC
6.250% due 03/21/2016		20,950	21,333
Alcatel-Lucent USA, Inc.
6.250% due 08/01/2016		750	762
7.250% due 01/30/2019		10,474	10,656
Alliance Boots Holdings Ltd.
3.588% due 07/10/2017	EUR	2,000	2,549
Alliant Holdings, Inc.
5.000% due 12/20/2019		$7,975	8,072
Allison Transmission, Inc.
4.250% due 08/23/2019		9,415	9,546
AMC Entertainment, Inc.
4.750% due 02/22/2018		1,222	1,233
American Renal Holdings, Inc.
4.500% due 08/20/2019		12,475	12,530
8.500% due 02/14/2020		3,250	3,274
Ameristar Casinos, Inc.
4.000% due 04/14/2018		4,920	4,967
AmWINS Group, Inc.
5.000% due 02/22/2020		9,426	9,548
Ancestry.com, Inc.
7.000% due 12/28/2018		6,983	7,020
Apex Tool Group LLC
4.500% due 02/01/2020		12,450	12,645
Aptalis Pharma, Inc.
5.500% due 02/11/2017		6,415	6,490
ARAMARK Corp.
2.084% due 01/26/2014		103	103
3.704% due 07/26/2016		1,500	1,511
Arch Coal, Inc.
5.750% due 05/16/2018		13,905	14,155
Ardent Medical Services, Inc.
6.750% due 07/02/2018		11,446	11,661
Asurion LLC
4.500% due 05/24/2019		12,469	12,584
4.750% due 07/10/2017		2,344	2,376
August LuxUK Holding Co. SARL
6.250% due 04/27/2018		1,429	1,458
August U.S. Holding Co., Inc.
6.250% due 04/27/2018		1,099	1,121
Avis Budget Car Rental LLC
3.750% due 03/15/2019		5,725	5,797
AWAS Aviation Capital Ltd.
4.750% due 07/16/2018		6,809	6,877
Bausch & Lomb, Inc.
4.750% due 09/30/2015		5,985	6,045
5.250% due 05/17/2019		7,470	7,550
BBHI Acquisition LLC
4.500% due 12/14/2017		2,718	2,738
Berlin Packaging LLC
4.750% due 03/18/2019		5,950	5,920
8.750% due 04/03/2020		1,225	1,207

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Biomet, Inc.
3.954% - 4.197% due 07/25/2017	$21,265	$21,509
BJ’s Wholesale Club, Inc.
9.750% due 03/31/2020	4,000	4,163
BNY ConvergEx Group LLC
5.250% due 12/16/2016	1,766	1,763
Booz Allen Hamilton, Inc.
4.500% due 07/31/2019	2,985	3,031
Brickman Group Holdings, Inc.
5.500% due 10/16/2016	3,050	3,111
Bright Horizons Family Solutions, Inc.
4.000% - 5.250% due 01/30/2020	7,975	8,048
Burger King Corp.
3.750% due 09/28/2019	2,985	3,029
Caesars Entertainment Operating Co., Inc.
5.454% due 01/28/2018	903	839
9.500% due 10/31/2016	490	501
Calceus Acquisition, Inc.
5.750% due 02/01/2020	6,225	6,326
Calpine Corp.
4.000% due 04/01/2018	5,891	5,968
4.000% due 10/09/2019	3,333	3,364
Candy Intermediate Holdings, Inc.
7.500% - 8.500% due 06/18/2018	10,955	11,201
Capsugel Holdings U.S., Inc.
4.750% due 08/01/2018	2,489	2,534
Catalent Pharma Solutions, Inc.
3.704% due 09/15/2016	3,976	4,011
4.250% due 09/15/2017	3,960	3,990
CB Richard Ellis Services, Inc.
3.750% due 03/26/2021	1,200	1,206
CCC Information Services
5.250% due 12/17/2019	5,212	5,303
CCM Merger, Inc.
6.000% due 03/01/2017	5,478	5,538
CCO Holdings LLC
2.704% due 09/06/2014	2,500	2,509
Charter Communications, Inc.
3.460% due 09/06/2016	447	450
4.000% due 05/15/2019	4,950	5,011
Chesapeake Energy Corp.
5.750% due 12/02/2017	5,000	5,163
Chrysler Group LLC
6.000% due 05/24/2017	2,952	3,014
Clear Channel Communications, Inc.
3.854% due 01/29/2016	8,000	7,110
CNO Financial Group, Inc.
4.250% due 09/28/2016	2,250	2,276
5.000% due 09/28/2018	9,988	10,156
Colfax Corporation
3.250% due 01/11/2019	6,958	7,011
Commercial Barge Line Co.
7.250% due 09/15/2019	4,000	4,010
CommScope, Inc.
3.750% - 4.250% due 01/14/2018	13,326	13,434
Community Health Systems, Inc.
2.704% - 4.750% due 10/25/2016	6,218	6,254
3.784% - 3.787% due 01/25/2017	535	541
Compass Investments, Inc.
5.250% due 12/27/2019	5,212	5,266
Consolidated Container Co. LLC
5.000% due 07/03/2019	8,953	9,085
Constellation Brands, Inc.
3.000% due 12/30/2013	3,500	3,488
Container Store, Inc.
5.250% due 04/06/2019	3,000	3,023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Convatec, Inc.
5.000% due 12/22/2016	$6,000	$6,107
Covanta Energy Corp.
4.000% due 03/28/2019	1,485	1,503
CPG International, Inc.
5.750% due 09/21/2019	7,463	7,532
Crown Castle Operating Co.
4.000% due 01/31/2019	7,393	7,489
CSC Holdings LLC
1.954% due 03/29/2016	12,094	12,152
Cumulus Media Holdings, Inc.
4.500% due 09/16/2018	3,043	3,085
Cunningham Lindsey Group, Inc.
5.000% due 12/07/2019	8,953	9,132
David’s Bridal, Inc.
5.000% - 6.250% due 10/11/2019	9,975	10,117
DaVita, Inc.
4.000% due 11/01/2019	9,726	9,839
4.500% due 10/20/2016	2,477	2,508
Dealer Computer Services, Inc.
3.750% due 04/21/2018	1,984	2,001
Del Monte Foods Co.
4.000% due 03/08/2018	13,346	13,406
Dell, Inc.
5.000% due 11/06/2013	5,850	5,823
Delos Aircraft, Inc.
4.750% due 04/12/2016	6,700	6,750
Delta SARL
6.000% due 04/30/2019	6,930	7,029
DJO Finance LLC
4.750% due 09/15/2017	11,611	11,812
Dole Food Co., Inc.
6.000% due 07/08/2018	2,399	2,410
Dollar General Corp.
2.954% due 07/07/2014	2,450	2,457
Duff & Phelps LLC
4.500% due 03/14/2020	5,000	5,059
Dunkin’ Brands, Inc.
3.750% - 5.000% due 02/14/2020	10,218	10,352
Eagle Spinco Inc.
3.500% due 01/28/2017	4,750	4,798
Emergency Medical Services Corp.
4.000% due 05/25/2018	7,860	7,907
Endo Pharmaceuticals Holdings, Inc.
4.000% due 06/17/2018	1,161	1,169
EP Energy LLC
4.500% due 04/30/2019	8,000	8,114
5.000% due 05/24/2018	8,000	8,104
Federal Mogul Corp.
2.138% due 12/27/2014	7,483	7,015
2.138% due 12/27/2015	2,804	2,629
First Data Corp.
4.204% due 03/24/2018	4,000	3,995
5.204% due 09/27/2018	11,000	11,102
FMG America Finance, Inc.
5.250% due 10/18/2017	19,900	20,159
Foxco Acquisition Sub LLC
5.500% due 07/14/2017	14,683	14,971
Freedom Group, Inc.
5.500% due 04/19/2019	7,887	7,937
Freescale Semiconductor, Inc.
4.250% due 12/01/2016	2,975	3,005
5.000% due 03/01/2020	10,250	10,330
Fresenius Medical Care U.S. Finance, Inc.
3.250% due 09/10/2014	4,429	4,444

164	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
General Nutrition Centers, Inc.
3.750% due 03/02/2018		$2,075	$2,096
Genesys Telecommunications Holdings
4.000% due 02/08/2020		7,225	7,279
Genpact International, Inc.
4.250% due 08/30/2019		4,975	5,054
Getty Images, Inc.
4.750% due 10/18/2019		14,938	15,182
GFA Brands, Inc.
7.000% due 07/02/2018		3,832	3,894
Goodyear Tire & Rubber Co.
4.750% due 04/30/2019		5,000	5,062
Gray Television, Inc.
0.000% - 4.750% due 10/12/2019		7,712	7,837
Grifols, Inc.
4.250% due 06/01/2017		2,991	3,026
Gymboree Corp.
5.000% due 02/23/2018		5,052	4,918
HCA, Inc.
3.454% due 05/01/2018		25,953	26,202
3.534% due 03/31/2017		2,323	2,347
HD Supply, Inc.
4.500% due 10/12/2017		11,452	11,576
Health Management Associates, Inc.
2.790% due 11/18/2016		7,428	7,457
3.500% due 11/18/2018		6,281	6,341
Hertz Corp.
3.750% due 03/11/2018		10,033	10,159
HJ Heinz Co.
3.500% due 03/27/2020		40,000	40,395
5.000% due 03/27/2014		2,000	1,990
Hologic, Inc.
4.500% due 08/01/2019		6,965	7,070
IASIS Healthcare LLC
4.500% due 05/03/2018		7,865	7,986
IMG Worldwide, Inc.
5.500% due 06/16/2016		2,948	2,970
IMS Health, Inc.
3.750% due 09/01/2017		4,576	4,631
Ineos U.S. Finance LLC
5.500% due 05/04/2015		1,980	2,020
6.500% due 05/04/2018		3,213	3,268
Intelsat Jackson Holdings Ltd.
4.500% due 04/02/2018		14,897	15,148
ISS Holdings A/S
3.658% due 04/30/2015	EUR	976	1,263
J Crew Group, Inc.
4.000% due 03/07/2018		$5,105	5,170
JFB Firth Rixson, Inc.
4.250% due 06/14/2017		4,971	5,033
JMC Steel Group
4.750% due 04/01/2017		3,127	3,160
Kabel Deutschland GmbH
3.250% due 02/06/2019		2,000	2,013
4.119% due 12/31/2016	EUR	5,600	7,245
KAR Auction Services, Inc.
3.750% due 05/19/2017		$3,797	3,842
Kinetic Concepts, Inc.
5.000% due 11/04/2016		1,479	1,503
5.500% due 05/04/2018		16,362	16,679
Kion Group GmbH
3.867% due 12/29/2015	EUR	110	141
Kronos, Inc.
4.500% due 10/30/2019		$14,000	14,179
9.750% due 04/26/2020		3,000	3,143

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Las Vegas Sands LLC
2.710% due 11/23/2015	$569	$570
Lawson Software, Inc.
5.250% due 04/05/2018	3,978	4,051
5.750% due 10/05/2016	1,910	1,936
Leslie’s Poolmart, Inc.
4.000% - 5.250% due 10/16/2019	6,470	6,575
Live Nation Entertainment, Inc.
4.500% due 11/06/2016	2,916	2,943
Manitowoc Co., Inc.
3.250% due 05/13/2016	3,523	3,530
4.250% due 11/13/2017	179	182
MCC Georgia LLC
4.500% due 10/23/2017	980	990
McJunkin Red Man Corp.
6.250% - 7.250% due 11/09/2019	6,965	7,052
Mediacom Illinois LLC
4.500% due 10/23/2017	2,940	2,966
MetroPCS Wireless, Inc.
4.000% due 03/17/2018	4,822	4,845
MGM Resorts International, Inc.
4.250% due 12/20/2019	12,977	13,211
Michael Foods Group, Inc.
4.250% due 02/25/2018	3,063	3,115
Michaels Stores, Inc.
3.750% due 01/28/2020	12,975	13,132
MoneyGram International, Inc.
4.250% due 03/27/2020	6,000	6,054
MultiPlan, Inc.
4.000% due 08/18/2017	5,790	5,863
Neiman Marcus Group, Inc.
4.000% due 05/16/2018	10,000	10,048
NFR Energy LLC
8.750% due 12/31/2018	19,000	19,594
NGPL PipeCo LLC
6.750% due 09/15/2017	16,042	16,296
Nielsen Finance LLC
2.202% due 02/02/2017	2,898	2,921
Nielsen Holdings N.V.
3.000% due 02/21/2014	3,500	3,484
Noranda Aluminum Acquisition Corp.
5.750% due 03/01/2019	12,427	12,637
Novelis, Inc.
3.750% due 03/10/2017	10,823	10,983
NRG Energy, Inc.
3.250% due 07/01/2018	4,515	4,582
Nuveen Investments, Inc.
5.204% due 05/13/2017	23,000	23,446
NXP BV
4.500% due 03/04/2017	497	510
4.750% due 01/11/2020	12,459	12,760
Oberthur Technologies S.A.
6.252% due 03/30/2019	3,980	3,978
Ocwen Financial Corp.
5.000% due 02/15/2018	15,450	15,720
OSI Restaurant Partners LLC
4.750% due 10/26/2019	17,063	17,325
Oxbow Carbon & Minerals LLC
3.704% due 05/08/2016	1,868	1,881
Penn National Gaming, Inc.
3.750% due 07/14/2018	15,779	15,930
Petco Animal Supplies, Inc.
1.000% due 11/24/2017	14,406	14,617
Pharmaceutical Product Development, Inc.
4.250% due 12/05/2018	3,450	3,499
Pinnacle Entertainment, Inc.
4.000% due 03/08/2019	1,980	1,997

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pinnacle Foods Finance LLC
3.704% due 10/02/2016		$1,946	$1,963
4.750% due 10/17/2018		5,451	5,511
Plains Exploration & Production Co.
4.000% due 11/30/2019		10,000	10,038
Progressive Waste Solutions Ltd.
3.500% due 10/24/2019		6,933	7,039
ProSiebenSat. Media AG
1.995% due 07/03/2015	EUR	1,083	1,369
PVH Corp.
3.250% due 02/13/2020		$19,950	20,192
Quintiles Transnational Corp.
4.500% due 06/08/2018		15,620	15,842
Realogy Corp.
4.459% due 10/10/2016		424	425
4.500% due 03/05/2020		12,801	12,997
Regent Seven Seas Cruises, Inc.
4.750% due 12/21/2018		7,975	8,095
Rexnord LLC
4.500% due 04/01/2018		7,125	7,211
Reynolds Group Holdings, Inc.
4.750% due 09/28/2018		14,875	15,109
Rite Aid Corporation
5.750% due 08/21/2020		3,250	3,375
Riverbed Technology, Inc.
4.000% due 12/18/2019		7,281	7,372
Rockwood Holdings, Inc.
3.750% due 02/10/2018		2,052	2,070
Roofing Supply Group LLC
5.000% due 05/31/2019		11,443	11,618
Rotac Sweden AB
1.869% due 03/30/2015	EUR	1,346	1,727
2.369% due 03/30/2016		577	744
Rovi Corp.
4.000% due 03/29/2019		$4,616	4,616
Royal Bank of Scotland PLC
5.500% due 03/22/2020		15,200	15,380
RPI Finance Trust
3.500% due 05/09/2018		13,142	13,295
4.000% due 11/09/2018		3,954	4,000
Ruby Western Pipeline Holdings LLC
3.500% due 03/27/2020		8,250	8,363
Sage Products Holdings LLC
4.250% due 12/13/2019		7,975	8,057
9.250% due 06/13/2020		3,975	4,114
Salem Communications Corp.
4.500% due 03/14/2020		4,750	4,821
Samson Investment Co.
6.000% due 09/25/2018		11,960	12,133
Saxon Energy Services, Inc.
5.500% due 02/15/2019		3,000	3,023
SBA Senior Finance LLC
3.750% due 06/30/2018		2,938	2,974
3.750% due 09/28/2019		4,988	5,062
Schaeffler AG
4.250% due 01/27/2017		9,500	9,619
Scientific Games International, Inc.
3.210% due 06/30/2015		4,972	4,991
Sealed Air Corp.
4.000% due 10/03/2018		5,615	5,707
SeaWorld Parks & Entertainment, Inc.
4.000% due 08/17/2017		3,735	3,771
Sensata Technologies BV
3.750% due 05/12/2018		3,940	3,989
Sensus USA, Inc.
4.750% due 05/09/2017		2,849	2,857

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	165

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sequa Corp.
5.250% due 05/19/2017	$8,978	$9,131
Serta Simmons Holdings LLC
5.000% - 6.000% due 10/01/2019	11,015	11,183
ServiceMaster Co.
4.250% due 01/31/2017	19,950	20,162
Six3 Systems, Inc.
7.000% due 09/11/2019	5,985	6,022
Smart & Final Stores LLC
5.750% due 11/15/2019	6,958	7,058
Sophia LP
4.500% due 07/19/2018	1,450	1,474
Spectrum Brands, Inc.
4.500% due 12/17/2019	17,456	17,698
Spirit Aerosystems, Inc.
3.750% due 04/18/2019	5,955	6,018
Springleaf Financial Funding Co.
5.500% due 05/10/2017	20,168	20,335
Station Casinos, Inc.
5.000% due 03/01/2020	17,500	17,719
SunCoke Energy, Inc.
4.000% due 07/26/2018	363	365
SunGard Data Systems, Inc.
1.953% due 02/28/2014	2,685	2,697
4.000% due 03/08/2020	13,450	13,635
4.500% due 01/31/2020	9,000	9,124
SUPERVALU, Inc.
6.250% due 03/21/2019	19,950	20,326
Symphonyiri Group, Inc.
5.000% - 6.000% due 12/01/2017	3,050	3,062
Syniverse Holdings, Inc.
5.000% due 04/23/2019	7,940	8,002
Syniverse Magellan Finance LLC
1.000% due 04/23/2019	14,000	14,035
TallGrass Operations LLC
5.250% due 11/13/2018	7,955	8,101
Taminco Global Chemical Corp.
4.250% due 02/15/2019	4,950	5,009
Telesat Canada
5.500% due 03/28/2019	4,963	5,009
Terex Corp.
4.500% due 04/28/2017	1,330	1,350
Tomkins LLC
3.750% due 09/29/2016	14,609	14,792
Toys “R” Us - Delaware, Inc.
5.250% due 05/25/2018	5,938	5,683
Trans Union, LLC
4.250% due 02/08/2019	4,738	4,803
Transdigm, Inc.
3.500% due 02/28/2017	17,905	18,100
Tribune Co.
4.000% due 12/31/2019	18,953	19,156
Tronox, Inc.
4.500% due 03/19/2020	13,450	13,649
Truven Health Analytics, Inc.
5.750% due 06/06/2019	5,970	6,074
U.S. Airways Group, Inc.
2.705% due 03/23/2014	5,421	5,423
U.S. Coatings Acquisition, Inc.
4.750% due 02/01/2020	22,950	23,281
U.S. Foods, Inc.
5.750% due 03/31/2017	11,911	12,091
United Airlines, Inc.
4.000% due 04/02/2019	3,100	3,138

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
United Biscuits Ltd.
2.744% due 12/15/2014	GBP	2,000	$3,030
United Surgical Partners International, Inc.
4.750% due 04/03/2019		$7,219	7,273
6.750% due 04/19/2017		5,926	5,955
Univar, Inc.
5.000% due 06/30/2017		14,801	14,966
Universal Health Services, Inc.
3.750% due 11/15/2016		1,749	1,768
Univision Communications, Inc.
4.454% due 03/31/2017		8,246	8,298
4.750% due 03/01/2020		24,000	24,171
UPC Broadband Holding B.V.
3.704% due 12/31/2016		4,000	4,040
4.120% due 12/31/2017	EUR	1,000	1,287
Valeant Pharmaceuticals International, Inc.
3.500% due 02/13/2019		$10,960	11,072
3.500% due 12/11/2019		7,980	8,059
Vanguard Health Holding Company LLC
3.750% due 01/29/2016		3,725	3,776
VeriFone Holdings, Inc.
4.250% due 12/28/2018		640	643
Vertafore, Inc.
4.250% due 10/20/2019		4,367	4,356
5.250% due 07/29/2016		982	993
Virgin Media Investment Holdings Ltd.
3.750% due 02/08/2020		10,500	10,461
Visant Corp.
5.250% due 12/22/2016		4,370	4,249
Vodafone Americas Finance, Inc.
6.250% due 07/24/2016		3,016	3,114
VWR Funding, Inc.
4.204% due 04/03/2017		4,115	4,166
Walter Energy, Inc.
5.750% due 04/01/2018		7,934	7,992
Walter Investment Management Corp.
5.750% due 11/28/2017		17,758	18,100
Warner Chilcott Co. LLC
3.243% due 08/21/2017		3,483	3,521
4.250% due 03/15/2018		14,582	14,801
Waste Industries USA, Inc.
4.000% due 03/18/2017		5,600	5,684
WaveDivision Holdings LLC
4.000% - 5.500% due 10/15/2019		5,500	5,589
Weather Channel
3.500% due 02/13/2017		9,828	9,978
Weight Watchers International, Inc.
2.500% - 2.563% due 03/15/2017		963	964
4.000% due 03/15/2019		3,714	3,739
Wendy’s International, Inc.
4.750% due 05/15/2019		4,975	5,035
West Corporation
4.250% due 06/30/2018		8,825	8,979
Wilsonart LLC
5.500% due 10/31/2019		17,456	17,734
Windstream Corp.
3.500% due 01/23/2020		10,424	10,541
WMG Acquisition Corp.
5.250% due 11/01/2018		9,826	10,010
Yankee Candle Company, Inc.
5.250% due 04/02/2019		3,610	3,652
Zuffa LLC
5.750% due 02/25/2020		11,970	12,150

Total Bank Loan Obligations (Cost $2,019,761)			2,053,787

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 6.4%

BANKING & FINANCE 0.6%
Blackstone Holdings Finance Co. LLC
4.750% due 02/15/2023		$2,000	$2,213
CBRE Services, Inc.
5.000% due 03/15/2023		1,000	1,016
Corrections Corp. of America
4.625% due 05/01/2023 (a)		1,000	1,026
E*TRADE Financial Corp.
6.375% due 11/15/2019		1,500	1,594
Ford Motor Credit Co. LLC
2.750% due 05/15/2015		1,000	1,021
Hub International Ltd.
8.125% due 10/15/2018		500	529
Ineos Finance PLC
7.500% due 05/01/2020		500	547
International Lease Finance Corp.
5.750% due 05/15/2016		625	678
Jefferies Finance LLC
7.375% due 04/01/2020		1,000	1,023
KION Finance S.A.
6.750% due 02/15/2020	EUR	950	1,303
Nationstar Mortgage LLC
6.500% due 07/01/2021		$2,000	2,095
7.875% due 10/01/2020		300	333
WaveDivision Escrow LLC
8.125% due 09/01/2020		300	315

			13,693

INDUSTRIALS 5.4%
Actuant Corp.
5.625% due 06/15/2022		2,000	2,085
Advanced Micro Devices, Inc.
7.500% due 08/15/2022		500	456
Aleris International, Inc.
7.875% due 11/01/2020		850	916
Alliance Data Systems Corp.
5.250% due 12/01/2017		3,500	3,649
Ameristar Casinos, Inc.
7.500% due 04/15/2021		250	275
Anixter, Inc.
5.625% due 05/01/2019		125	133
Arch Coal, Inc.
9.875% due 06/15/2019		500	515
Avis Budget Car Rental LLC
4.875% due 11/15/2017		1,500	1,547
B&G Foods, Inc.
7.625% due 01/15/2018		710	761
Biomet, Inc.
6.500% due 08/01/2020		1,000	1,065
6.500% due 10/01/2020		875	904
Carlson Wagonlit BV
6.875% due 06/15/2019		400	419
Catalent Pharma Solutions, Inc.
7.875% due 10/15/2018		250	255
CCO Holdings LLC
5.125% due 02/15/2023		2,500	2,437
5.250% due 03/15/2021		1,000	999
5.250% due 09/30/2022		2,500	2,469
Clean Harbors, Inc.
5.250% due 08/01/2020		250	259
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		2,000	2,113
Community Health Systems, Inc.
5.125% due 08/15/2018		500	525

166	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Constellation Brands, Inc.
6.000% due 05/01/2022		$500	$549
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		1,500	1,676
Cooper-Standard Holding, Inc.
7.375% due 04/01/2018 (a)		325	327
Crown Castle International Corp.
5.250% due 01/15/2023		2,000	2,042
CSC Holdings LLC
6.750% due 11/15/2021		350	394
DISH DBS Corp.
5.000% due 03/15/2023		2,000	1,977
5.875% due 07/15/2022		2,500	2,634
DJO Finance LLC
9.875% due 04/15/2018		200	221
Fidelity National Information Services, Inc.
5.000% due 03/15/2022		2,000	2,132
Flextronics International Ltd.
4.625% due 02/15/2020		1,000	1,015
Great Canadian Gaming Corp.
6.625% due 07/25/2022	CAD	250	259
Griffey Intermediate, Inc.
7.000% due 10/15/2020		$250	256
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020 (a)		3,000	3,007
HCA, Inc.
6.500% due 02/15/2020		750	848
HD Supply, Inc.
7.500% due 07/15/2020		1,500	1,582
11.000% due 04/15/2020		500	609
Hertz Corp.
4.250% due 04/01/2018		650	665
Hologic, Inc.
6.250% due 08/01/2020		250	267
Host Hotels & Resorts LP
4.750% due 03/01/2023		100	108
Huntsman International LLC
4.875% due 11/15/2020		750	758
IMS Health, Inc.
6.000% due 11/01/2020		300	314
Infor U.S., Inc.
9.375% due 04/01/2019		125	142
Inmet Mining Corp.
7.500% due 06/01/2021		250	271
Intelsat Luxembourg S.A.
6.750% due 06/01/2018 (a)		375	388
8.125% due 06/01/2023 (a)		1,500	1,530
InterGen NV
9.000% due 06/30/2017		1,500	1,481
Lamar Media Corp.
5.000% due 05/01/2023		2,000	2,010
5.875% due 02/01/2022		200	218
Land O’ Lakes, Inc.
6.000% due 11/15/2022		250	268
Laredo Petroleum, Inc.
7.375% due 05/01/2022		500	550
Lender Processing Services, Inc.
5.750% due 04/15/2023		1,000	1,048
Libbey Glass, Inc.
6.875% due 05/15/2020		1,000	1,084
Live Nation Entertainment, Inc.
7.000% due 09/01/2020		200	216
Lynx Corp.
5.375% due 04/15/2021		1,500	1,567
6.000% due 04/15/2021	GBP	3,000	4,696

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LyondellBasell Industries NV
5.000% due 04/15/2019		$2,000	$2,270
MasTec, Inc.
4.875% due 03/15/2023		1,000	993
McClatchy Co.
9.000% due 12/15/2022		500	545
Mead Products LLC
6.750% due 04/30/2020		375	402
MGM Resorts International
6.625% due 12/15/2021		875	919
6.750% due 10/01/2020		3,500	3,719
Nara Cable Funding Ltd.
8.875% due 12/01/2018		1,500	1,579
NCR Corp.
5.000% due 07/15/2022		350	353
New Gold, Inc.
6.250% due 11/15/2022		1,250	1,316
Nielsen Finance LLC
4.500% due 10/01/2020		500	502
NXP BV
5.750% due 03/15/2023		1,250	1,278
Oil States International, Inc.
5.125% due 01/15/2023		1,000	1,003
Ontex S.A.
7.500% due 04/15/2018	EUR	100	134
Petco Holdings, Inc.
8.500% due 10/15/2017 (b)		$700	725
Post Holdings, Inc.
7.375% due 02/15/2022		125	137
Rain CII Carbon LLC
8.250% due 01/15/2021		300	326
Regency Energy Partners LP
5.500% due 04/15/2023		600	645
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		4,000	4,085
7.875% due 08/15/2019		725	803
Rockwood Specialties Group, Inc.
4.625% due 10/15/2020		2,500	2,572
Ryland Group, Inc.
5.375% due 10/01/2022		200	205
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		1,000	1,039
Sally Holdings LLC
5.750% due 06/01/2022		1,000	1,049
6.875% due 11/15/2019		250	278
SandRidge Energy, Inc.
8.125% due 10/15/2022		3,000	3,217
Schaeffler Finance BV
7.750% due 02/15/2017		2,000	2,262
8.500% due 02/15/2019		225	257
Scientific Games International, Inc.
6.250% due 09/01/2020		2,500	2,556
Sealed Air Corp.
6.500% due 12/01/2020		400	440
8.125% due 09/15/2019		525	597
Service Corp. International
4.500% due 11/15/2020		1,500	1,515
Silver Borrower
7.750% due 12/15/2020		375	401
Sirius XM Radio, Inc.
5.250% due 08/15/2022		3,000	3,082
Sky Growth Acquisition Corp.
7.375% due 10/15/2020		200	213
Smithfield Foods, Inc.
6.625% due 08/15/2022		250	273

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Spectrum Brands Escrow Corp.
6.375% due 11/15/2020	$200	$215
6.625% due 11/15/2022	200	218
Steel Dynamics, Inc.
6.125% due 08/15/2019	100	109
6.375% due 08/15/2022	100	109
Sun Products Corp.
7.750% due 03/15/2021	500	506
SunGard Data Systems, Inc.
6.625% due 11/01/2019	500	519
Taminco Acquisition Corp.
9.125% due 12/15/2017	250	254
Telesat LLC
6.000% due 05/15/2017	2,000	2,100
Tenet Healthcare Corp.
4.500% due 04/01/2021	1,000	983
Terex Corp.
6.000% due 05/15/2021	1,500	1,586
Tesoro Logistics LP
5.875% due 10/01/2020	250	265
Townsquare Radio LLC
9.000% due 04/01/2019	500	549
TransUnion Holding Co., Inc.
8.125% due 06/15/2018 (b)	400	429
Truven Health Analytics, Inc.
10.625% due 06/01/2020	1,000	1,145
TRW Automotive, Inc.
4.500% due 03/01/2021	1,500	1,530
United Rentals North America, Inc.
6.125% due 06/15/2023	250	269
Univision Communications, Inc.
6.750% due 09/15/2022	6,000	6,510
Viasystems, Inc.
7.875% due 05/01/2019	2,000	2,100
Videotron Ltd
5.000% due 07/15/2022	2,000	2,040
VWR Funding, Inc.
7.250% due 09/15/2017	2,000	2,127
Walter Energy, Inc.
8.500% due 04/15/2021	850	873
Western Refining, Inc.
6.250% due 04/01/2021	1,000	1,024

		126,041

UTILITIES 0.4%
Drill Rigs Holdings, Inc.
6.500% due 10/01/2017	400	406
Energy Future Intermediate Holding Co. LLC
6.875% due 08/15/2017	150	159
Inergy Midstream LP
6.000% due 12/15/2020	1,000	1,045
MetroPCS Wireless, Inc.
6.250% due 04/01/2021	3,250	3,319
Sprint Nextel Corp.
6.000% due 11/15/2022	2,000	2,065
Targa Resources Partners LP
5.250% due 05/01/2023	500	522
tw telecom Holdings, Inc.
5.375% due 10/01/2022	250	262

		7,778

Total Corporate Bonds & Notes (Cost $141,622)		147,512

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	167

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 0.1%
Banc of America Large Loan Trust
2.503% due 11/15/2015	$2,262	$2,281

Total Mortgage-Backed Securities (Cost $2,228)		2,281

SHORT-TERM INSTRUMENTS 13.5%

REPURCHASE AGREEMENTS 0.4%
Banc of America Securities LLC
0.210% due 04/01/2013	400	400
(Dated 03/28/2013. Collateralized by U.S. Treasury Notes 0.625% due 05/31/2017 valued at $410. Repurchase proceeds are $400.)
State Street Bank and Trust Co.
0.010% due 04/01/2013	9,615	9,615
(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $9,809. Repurchase proceeds are $9,615.)

		10,015

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (c) 13.1%
PIMCO Short-Term Floating NAV Portfolio	12,059,231	$120,677
PIMCO Short-Term Floating NAV Portfolio III	18,451,109	184,382

		305,059

Total Short-Term Instruments (Cost $315,179)		315,074

Total Investments 108.2% (Cost $2,478,791)		$2,518,654

Other Assets and Liabilities (Net) 8.2%		(191,716)

Net Assets 100.0%		$2,326,938

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Payment in-kind bond security.
(c)	Affiliated to the Fund.
(d)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Cash of $2,288 has been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation
CDX.HY-18 5-Year Index	5.000%	06/20/2017	$17,919	$959	$792
CDX.HY-19 5-Year Index	5.000%	12/20/2017	29,800	1,271	1,635

				$2,230	$2,427

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(e)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	EUR	14,418	$	18,889	CBK	$407	$0	$407
04/2013	GBP	153		232	BRC	0	0	0
04/2013	$	850	EUR	656	CBK	0	(9)	(9)
05/2013	EUR	13,724	$	17,607	BRC	12	0	12
06/2013	GBP	5,016		7,584	RYL	0	(35)	(35)

						$419	$ (44)	$375

168	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2013

(f)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Bank Loan Obligations	$7,127	$1,884,032	$162,628	$2,053,787
Corporate Bonds & Notes
Banking & Finance	0	13,693	0	13,693
Industrials	0	126,041	0	126,041
Utilities	0	7,778	0	7,778
Mortgage-Backed Securities	0	2,281	0	2,281
Short-Term Instruments
Repurchase Agreements	0	10,015	0	10,015
Central Funds Used for Cash Management Purposes	305,059	0	0	305,059
	$312,186	$2,043,840	$162,628	$2,518,654

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Financial Derivative Instruments - Assets
Credit Contracts	$0	$2,427	$0	$2,427
Foreign Exchange Contracts	0	419	0	419
	$0	$2,846	$0	$2,846

Financial Derivative Instruments - Liabilities
Foreign Exchange Contracts	$0	$(44)	$0	$(44)

Totals	$312,186	$2,046,642	$162,628	$2,521,456

(ii) Assets valued at $2,485 were transferred from Level 1 to Level 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (2)
Investments, at value
Bank Loan Obligations	$0	$170,932	$(15,927)	$80	$301	$3,907	$3,335	$0	$162,628	$3,907

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Bank Loan Obligations	$162,628	Third Party Vendor	Broker Quote	100.00-104.75

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(g)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$91	$0	$0	$0	$91
Unrealized appreciation on foreign currency contracts	0	0	0	419	0	419

	$0	$91	$0	$419	$0	$510

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$44	$0	$44

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	169

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

March 31, 2013

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives:
Net realized gain on swaps	$0	$1,823	$0	$0	$0	$1,823
Net realized gain on foreign currency transactions	0	0	0	99	0	99

	$0	$1,823	$0	$99	$0	$1,922

Net Change in Unrealized Appreciation on Derivatives:
Net change in unrealized appreciation on swaps	$0	$2,427	$0	$0	$0	$2,427
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	445	0	445

	$0	$2,427	$0	$445	$0	$2,872

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open centrally cleared swaps cumulative appreciation of $2,427 as reported in the Notes to Schedule of Investments.

(h)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BRC	$12	$0	$12
CBK	398	(310)	88
RYL	(35)	0	(35)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

170	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2013

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”). Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of nine funds (each a “Fund” and collectively the “Funds”) offered by the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Fund, except the PIMCO Convertible Fund and PIMCO Credit Absolute Return Fund, are declared daily and distributed to shareholders monthly. Dividends from net investment income, if any, of the PIMCO Convertible Fund and PIMCO Credit Absolute Return Fund are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing

ANNUAL REPORT	MARCH 31, 2013	171

Notes to Financial Statements (Cont.)

differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 measurements in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, and sale-buyback financing transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared using the indirect method which requires net increase in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective April 1, 2012, the Funds began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Funds may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedules of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes),

172	PIMCO CREDIT BOND FUNDS

March 31, 2013

including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of a Fund’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers out of Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Fund.

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For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of

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broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. At March 31, 2013, PIMCO Credit Absolute Return Fund, PIMCO Diversified Income Fund, PIMCO Floating Income Fund, PIMCO High Yield Fund, PIMCO High Yield Spectrum Fund, PIMCO Long-Term Credit Fund and PIMCO Senior

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Notes to Financial Statements (Cont.)

Floating Rate Fund had $4,176,106, $136,634,918, $78,347,531, $194,194,155, $25,888,489, $21,087,532 and $28,889,223, respectively, in outstanding commitments.

(b) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home

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Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative

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instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statements of Operations serve as indicators of the volume of financial derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

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Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns for a Fund or to hedge an existing position or future investment.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns for a Fund or to hedge an existing position or future investment.

Options on Exchange-Traded Funds  Certain Funds may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Straddle Options  Certain Funds may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon

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Notes to Financial Statements (Cont.)

termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, loan, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, loan, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

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Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of March 31, 2013 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  Certain Funds may enter into cross-currency swap agreements to gain or mitigate exposure on currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Variance Swap Agreements  Certain Funds may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

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Notes to Financial Statements (Cont.)

7. PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types,

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they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedules of Investments.

Prime Broker Account Agreements and agreements governing listed equity option transactions between a Fund and selected counterparties or brokers govern the considerations and factors surrounding accounts opened for short selling and listed equity option transactions and activities, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. See Note 4(d) for additional information.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain/(loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

ANNUAL REPORT	MARCH 31, 2013	183

Notes to Financial Statements (Cont.)

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
PIMCO Convertible Fund	0.40%		0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO Credit Absolute Return Fund	0.60%		0.30%	0.40%	N/A	0.45%	0.45%
PIMCO Diversified Income Fund	0.45%		0.30%	0.40%	0.30%	0.45%	0.45%
PIMCO Floating Income Fund	0.30%		0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO High Yield Fund	0.25%		0.30%	0.40%	0.30%	0.40%	0.40%
PIMCO High Yield Spectrum Fund	0.30%	(1)	0.30%	0.40%	N/A	0.40%	0.40%
PIMCO Income Fund	0.25%	(2)	0.20%	0.30%	0.20%	0.25%	0.35%
PIMCO Long-Term Credit Fund	0.30%		0.25%	0.35%	N/A	N/A	N/A
PIMCO Senior Floating Rate Fund	0.50%		0.30%	0.40%	N/A	0.35%	0.35%

(1)	Through September 30, 2012, PIMCO contractually agreed to waive 0.05% of the Investment Advisory Fee.
(2)	Through July 31, 2012, PIMCO contractually agreed to waive 0.05% of the Investment Advisory Fee.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
PIMCO Floating Income Fund	0.30%	0.25%
All other Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%
Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2013, the Distributor received $23,528,041 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Redemption Fees  Shareholders of the PIMCO Senior Floating Rate Fund were subject to a redemption fee on redemptions and exchanges

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of 1.00% of the NAV of the PIMCO Senior Floating Rate Fund shares redeemed or exchanged. Redemption fees were charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO Credit Absolute Return Fund’s Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of the Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO March 31, 2013, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO Credit Absolute Return Fund	$13

Prior to January 1, 2013, each unaffiliated Trustee received an annual retainer of $135,000, plus $10,500 for each Board of Trustees quarterly meeting attended, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each special Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $15,000 and each other committee chair will receive an additional annual retainer of $2,250.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2013, the

Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Convertible Fund	$10,346	$19,690
PIMCO Credit Absolute Return Fund	26,705	209,061
PIMCO Diversified Income Fund	461,659	169,863
PIMCO Floating Income Fund	77,496	180,009
PIMCO High Yield Fund	340,126	552,879
PIMCO High Yield Spectrum Fund	198,226	8,303
PIMCO Income Fund	2,260,636	4,551
PIMCO Long-Term Credit Fund	314,814	54,840
PIMCO Senior Floating Rate Fund	47,025	14,019

ANNUAL REPORT	MARCH 31, 2013	185

Notes to Financial Statements (Cont.)

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio
Fund Name	Market Value 03/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO Credit Absolute Return Fund	$45,192	$396,845	$(231,400)	$(177)	$(3)	$210,457	$432	$12
PIMCO Diversified Income Fund	416,790	2,294,708	(2,297,200)	(164)	(64)	414,070	1,493	16
PIMCO Floating Income Fund	412,644	748,396	(833,200)	106	(136)	327,810	991	5
PIMCO High Yield Fund	2,665,591	4,300,638	(6,327,800)	573	(943)	638,059	5,095	43
PIMCO High Yield Spectrum Fund	139,547	1,152,972	(1,193,200)	(173)	10	99,156	661	11
PIMCO Income Fund	125,719	10,819,103	(7,476,800)	(411)	267	3,467,878	2,890	14
PIMCO Long-Term Credit Fund	36,609	1,964,325	(1,875,400)	(293)	12	125,253	610	15
PIMCO Senior Floating Rate Fund	28,410	1,471,669	(1,379,300)	(107)	5	120,677	663	6

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO Credit Absolute Return Fund	$0	$13,854	$0	$0	$(12)	$13,842	$54	$0
PIMCO High Yield Fund	0	1,019,613	0	0	(1,019)	1,018,594	4,613	0
PIMCO High Yield Spectrum Fund	0	106,538	0	0	(101)	106,437	438	0
PIMCO Senior Floating Rate Fund	0	187,394	(2,900)	(2)	(110)	184,382	394	0

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

186	PIMCO CREDIT BOND FUNDS

March 31, 2013

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2013, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Convertible Fund	$499,444	$386,550	$371,562	$1,493,195
PIMCO Credit Absolute Return Fund	156,188	68,616	857,991	508,703
PIMCO Diversified Income Fund	4,552,428	4,614,212	9,575,461	7,416,058
PIMCO Floating Income Fund	2,910,667	2,789,798	1,656,124	1,150,306
PIMCO High Yield Fund	20,004	110,212	9,986,421	6,907,455
PIMCO High Yield Spectrum Fund	0	550	2,514,426	553,696
PIMCO Income Fund	40,480,392	39,091,125	13,319,095	1,585,230
PIMCO Long-Term Credit Fund	1,196,613	741,319	3,918,100	1,871,953
PIMCO Senior Floating Rate Fund	0	0	3,506,588	1,706,254

ANNUAL REPORT	MARCH 31, 2013	187

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Convertible Fund (1)				PIMCO Credit Absolute Return Fund (2)				PIMCO Diversified Income Fund (3)
	Year Ended 03/31/2013		Year Ended 03/31/2012		Year Ended 03/31/2013		Period from 08/31/2011 to 03/31/2012		Year Ended 03/31/2013		Year Ended 03/31/2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	6,982	$94,621	30,605	$408,721	55,733	$588,732	15,540	$155,138	196,295	$2,369,674	120,459	$1,385,357
Class P	115	1,582	112	1,504	1,327	14,021	251	2,513	7,189	86,679	3,205	36,908
Administrative Class	25	355	277	3,989	0	0	0	0	715	8,700	474	5,406
Class D	294	4,046	277	3,747	2,150	22,698	844	8,398	14,122	170,367	4,393	50,435
Class A	274	3,722	359	4,845	1,536	16,191	1,724	17,143	15,615	189,325	14,405	164,934
Class B	0	0	0	0	0	0	0	0	104	1,259	122	1,391
Class C	63	859	110	1,479	393	4,114	175	1,745	4,978	60,286	4,722	54,253
Class R	0	0	0	0	54	552	2	21	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	4,863	65,477	3,990	53,008	779	8,182	122	1,227	25,421	308,170	19,056	218,110
Class P	7	97	3	51	14	150	2	17	280	3,394	184	2,110
Administrative Class	4	50	4	51	0	0	0	0	42	514	33	375
Class D	20	271	2	30	19	199	6	58	649	7,893	300	3,429
Class A	19	258	4	53	15	154	11	111	1,248	15,147	878	10,039
Class B	0	0	0	0	0	0	0	0	20	238	30	343
Class C	4	44	0	7	3	30	1	8	577	7,000	435	4,976
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(96,933)	(1,323,428)	(23,673)	(329,299)	(3,448)	(36,538)	(2,076)	(20,344)	(106,256)	(1,276,132)	(51,959)	(592,695)
Class P	(70)	(943)	(289)	(3,811)	(173)	(1,826)	(13)	(126)	(2,936)	(35,769)	(2,715)	(31,050)
Administrative Class	(62)	(866)	(1,951)	(28,668)	0	0	0	0	(297)	(3,618)	(662)	(7,448)
Class D	(248)	(3,349)	(9)	(129)	(344)	(3,611)	(243)	(2,433)	(7,326)	(88,952)	(3,272)	(37,510)
Class A	(121)	(1,631)	(142)	(1,894)	(559)	(5,826)	(902)	(9,027)	(10,430)	(125,819)	(12,332)	(140,511)
Class B	0	0	0	0	0	0	0	0	(326)	(3,911)	(813)	(9,306)
Class C	(23)	(309)	(59)	(756)	(82)	(851)	(6)	(59)	(3,015)	(36,479)	(3,050)	(34,856)
Class R	0	0	0	0	(1)	(11)	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(84,787)	$(1,159,144)	9,620	$112,928	57,416	$606,360	15,438	$154,390	136,669	$1,657,966	93,893	$1,084,690

188	PIMCO CREDIT BOND FUNDS

March 31, 2013

PIMCO Floating Income Fund (4)				PIMCO High Yield Fund (5)				PIMCO High Yield Spectrum Fund (6)
Year Ended 03/31/2013		Year Ended 03/31/2012		Year Ended 03/31/2013		Year Ended 03/31/2012		Year Ended 03/31/2013		Year Ended 03/31/2012
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

27,165	$237,480	158,299	$1,410,186	705,630	$6,661,593	755,435	$6,882,823	163,572	$1,750,773	41,198	$429,592
2,259	19,928	4,473	39,758	24,186	229,442	28,412	258,952	4,156	43,978	643	6,611
17	156	97	849	25,206	239,361	51,033	472,628	0	0	0	0
3,629	32,301	6,565	58,007	44,330	419,979	75,278	684,684	13,385	142,774	2,584	26,339
8,964	79,895	8,271	73,218	41,961	396,627	64,971	592,676	4,202	44,717	546	5,582
0	0	0	0	104	994	244	2,226	0	0	0	0
2,564	22,915	2,128	18,999	11,886	112,191	17,373	159,472	178	1,934	127	1,309
0	0	0	0	3,017	28,694	2,271	20,788	0	0	0	0

19,433	171,190	16,386	141,085	84,959	807,811	62,521	572,458	12,011	129,496	4,510	45,588
111	982	237	2,058	2,427	23,096	2,261	20,705	194	2,113	24	251
1	8	2	15	6,000	56,947	7,291	66,829	0	0	0	0
257	2,254	325	2,811	4,780	45,434	5,315	48,787	271	2,922	58	587
620	5,460	706	6,131	6,700	63,637	7,239	66,357	130	1,404	14	144
0	0	0	0	68	645	172	1,585	0	0	0	0
323	2,845	383	3,330	2,600	24,711	2,622	24,030	13	137	16	163
0	0	0	0	326	3,105	344	3,156	0	0	0	0

(10,651)	(92,928)	(48,243)	(414,078)	(548,785)	(5,205,605)	(328,474)	(2,996,985)	(2,537)	(27,339)	(1,542)	(15,808)
(1,190)	(10,470)	(10,268)	(88,795)	(23,955)	(228,549)	(25,096)	(227,632)	(475)	(5,047)	(654)	(6,397)
(22)	(186)	(94)	(800)	(52,479)	(496,635)	(62,223)	(572,347)	0	0	0	0
(7,352)	(64,835)	(6,902)	(59,129)	(58,076)	(545,134)	(72,697)	(662,118)	(8,258)	(87,195)	(2,163)	(21,783)
(5,234)	(45,831)	(17,992)	(154,199)	(61,328)	(578,539)	(67,326)	(614,491)	(1,641)	(17,624)	(118)	(1,187)
0	0	0	0	(1,204)	(11,350)	(5,708)	(52,882)	0	0	0	0
(2,356)	(20,661)	(8,600)	(73,685)	(16,284)	(154,072)	(18,694)	(171,022)	(172)	(1,816)	(116)	(1,155)
0	0	0	0	(2,413)	(22,809)	(2,408)	(22,085)	0	0	0	0
38,538	$340,503	105,773	$965,761	199,656	$1,871,574	500,156	$4,558,594	185,029	$1,981,227	45,127	$469,836

ANNUAL REPORT	MARCH 31, 2013	189

Notes to Financial Statements (Cont.)

	PIMCO Income Fund (7)				PIMCO Long-Term Credit Fund (8)				PIMCO Senior Floating Rate Fund (9)
	Year Ended 03/31/2013		Year Ended 03/31/2012		Year Ended 03/31/2013		Year Ended 03/31/2012		Year Ended 03/31/2013		Period from 04/29/2011 to 03/31/2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	640,095	$7,799,168	137,674	$1,540,342	168,130	$2,233,329	43,901	$532,198	178,489	$1,812,415	38,489	$385,143
Class P	181,942	2,202,470	41,715	465,207	276	3,603	1	10	374	3,846	642	6,396
Administrative Class	2,120	25,935	195	2,188	0	0	0	0	0	0	0	0
Class D	327,934	3,992,709	80,608	903,621	0	0	0	0	1,028	10,519	336	3,331
Class A	266,523	3,239,656	72,137	806,323	0	0	0	0	2,628	26,968	750	7,480
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	171,350	2,078,890	42,099	470,950	0	0	0	0	751	7,695	347	3,450
Class R	3,942	47,663	351	3,942	0	0	0	0	185	1,878	1	10
Issued as reinvestment of distributions
Institutional Class	47,271	576,828	27,934	309,933	20,460	268,917	17,892	216,323	5,212	53,292	869	8,600
Class P	5,643	69,176	1,105	12,198	4	53	0	0	13	131	11	106
Administrative Class	59	723	4	43	0	0	0	0	0	0	0	0
Class D	14,149	173,368	5,569	61,723	0	0	0	0	13	128	3	30
Class A	11,458	140,414	3,810	42,111	0	0	0	0	39	398	7	70
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	5,792	71,045	1,651	18,245	0	0	0	0	13	128	3	30
Class R	89	1,092	13	142	0	0	0	0	2	24	0	0
Cost of shares redeemed
Institutional Class	(97,821)	(1,204,881)	(34,616)	(386,761)	(51,372)	(667,869)	(18,762)	(227,019)	(3,422)	(34,387)	(542)	(5,406)
Class P	(27,945)	(339,669)	(8,082)	(90,242)	(38)	(499)	0	0	(233)	(2,336)	(188)	(1,873)
Administrative Class	(207)	(2,539)	(93)	(1,058)	0	0	0	0	0	0	0	0
Class D	(76,774)	(943,573)	(37,368)	(417,450)	0	0	0	0	(178)	(1,811)	(222)	(2,215)
Class A	(39,309)	(478,791)	(25,886)	(288,038)	0	0	0	0	(273)	(2,792)	(133)	(1,292)
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	(14,476)	(176,531)	(6,393)	(71,205)	0	0	0	0	(121)	(1,237)	(71)	(700)
Class R	(1,565)	(19,039)	(56)	(617)	0	0	0	0	(79)	(812)	0	0
Net increase resulting from Fund share transactions	1,420,270	$17,254,114	302,371	$3,381,597	137,460	$1,837,534	43,032	$521,512	184,441	$1,874,047	40,302	$403,160

(1)	As of March 31, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 70% of the Fund, and each of the two shareholders are related parties of the Fund.*
(2)	As of March 31, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 75% of the Fund, and each of the two shareholders are related parties of the Fund.*
(3)	As of March 31, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 47% of the Fund, and each of the two shareholders are related parties of the Fund.*
(4)	As of March 31, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 85% of the Fund, and each of the two shareholders are related parties of the Fund.*
(5)	As of March 31, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 25% of the Fund, and each of the two shareholders are related parties of the Fund.*
(6)	As of March 31, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 90% of the Fund, and each of the two shareholders are related parties of the Fund.*
(7)	As of March 31, 2013, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 13% of the Fund, and the shareholder is a related party of the Fund.
(8)	As of March 31, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 43% of the Fund, and each of the two shareholders are related parties of the Fund.*
(9)	As of March 31, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 92% of the Fund, and each of the two shareholders are related parties of the Fund.*
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

190	PIMCO CREDIT BOND FUNDS

March 31, 2013

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2013, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral- Capital (4)	Qualified Late-Year Loss Deferral- Ordinary (5)
PIMCO Convertible Fund	$49,933	$57,277	$(2,730)	$(7)	$0	$0	$0
PIMCO Credit Absolute Return Fund	11,545	805	7,154	(429)	0	0	0
PIMCO Diversified Income Fund	43,624	43,775	426,132	(40,844)	0	0	0
PIMCO Floating Income Fund	56,176	0	166,401	(14,281)	(589,110)	0	0
PIMCO High Yield Fund	60,426	0	1,312,186	(83,900)	(385,904)	0	0
PIMCO High Yield Spectrum Fund	24,057	0	126,427	(24,295)	0	0	0
PIMCO Income Fund	169,600	20,999	1,594,197	(98,914)	0	(53,500)	0
PIMCO Long-Term Credit Fund	64,929	12,946	205,584	(8,270)	0	0	0
PIMCO Senior Floating Rate Fund	6,969	841	42,042	(122)	0	0	0

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through March 31, 2013 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2012 through March 31, 2013 and Ordinary losses realized during the period January 1, 2013 through March 31, 2013, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2013, the Funds had accumulated capital losses expiring in the following years (amounts in thousands).

The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands) (6)
	03/31/2014	03/31/2015	03/31/2016	03/31/2017	03/31/2018	03/31/2019
PIMCO Convertible Fund	$0	$0	$0	$0	$0	$0
PIMCO Credit Absolute Return Fund	0	0	0	0	0	0
PIMCO Diversified Income Fund	0	0	0	0	0	0
PIMCO Floating Income Fund *	0	0	0	299,522	41,823	0
PIMCO High Yield Fund	0	0	0	0	385,904	0
PIMCO High Yield Spectrum Fund	0	0	0	0	0	0
PIMCO Income Fund	0	0	0	0	0	0
PIMCO Long-Term Credit Fund	0	0	0	0	0	0
PIMCO Senior Floating Rate Fund	0	0	0	0	0	0

ANNUAL REPORT	MARCH 31, 2013	191

Notes to Financial Statements (Cont.)

March 31, 2013

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2013, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Convertible Fund	$0	$0
PIMCO Credit Absolute Return Fund	0	0
PIMCO Diversified Income Fund	0	0
PIMCO Floating Income Fund	247,765	0
PIMCO High Yield Fund	0	0
PIMCO High Yield Spectrum Fund	0	0
PIMCO Income Fund	0	0
PIMCO Long-Term Credit Fund	0	0
PIMCO Senior Floating Rate Fund	0	0

(6) *	Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
PIMCO Convertible Fund	$574,358	$20,468	$(27,024)	$(6,556)
PIMCO Credit Absolute Return Fund	780,912	10,507	(2,836)	7,670
PIMCO Diversified Income Fund	7,061,347	436,474	(52,824)	383,650
PIMCO Floating Income Fund	4,189,313	181,737	(44,998)	136,739
PIMCO High Yield Fund	18,169,941	1,333,140	(90,094)	1,243,046
PIMCO High Yield Spectrum Fund	2,951,636	136,836	(14,299)	122,538
PIMCO Income Fund	26,980,801	1,426,344	(72,250)	1,354,094
PIMCO Long-Term Credit Fund	5,051,068	241,416	(58,349)	183,067
PIMCO Senior Floating Rate Fund	2,484,642	40,980	(1,285)	39,695

(7)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, contingent payment debt instruments and unamortized premium on convertible bonds for federal income tax purposes.

For the fiscal years ended March 31, 2013 and March 31, 2012, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2013			March 31, 2012
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO Convertible Fund	$62,811	$3,442	$0	$42,561	$11,048	$0
PIMCO Credit Absolute Return Fund	8,799	0	0	1,427	0	0
PIMCO Diversified Income Fund	348,243	16,259	0	251,160	9,375	0
PIMCO Floating Income Fund	184,928	0	0	159,879	0	0
PIMCO High Yield Fund	1,186,083	0	0	951,807	0	0
PIMCO High Yield Spectrum Fund	136,180	118	0	46,853	3	0
PIMCO Income Fund	1,081,285	32,865	0	469,394	6,282	0
PIMCO Long-Term Credit Fund	244,545	30,907	0	192,761	24,219	0
PIMCO Senior Floating Rate Fund	54,227	161	0	8,845	0	0

(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Funds’ financial statements.

192	PIMCO CREDIT BOND FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Convertible Fund, PIMCO Credit Absolute Return Fund, PIMCO Diversified Income Fund, PIMCO Floating Income Fund, PIMCO High Yield Fund, PIMCO High Yield Spectrum Fund, PIMCO Income Fund, PIMCO Long-Term Credit Fund and PIMCO Senior Floating Rate Fund (nine series of PIMCO Funds, hereinafter referred to as the “Funds”) at March 31, 2013, the results of each of their operations and the changes in each of their net assets, the cash flows for PIMCO Long-Term Credit Fund and the financial highlights of the Funds for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereinafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2013

ANNUAL REPORT	MARCH 31, 2013	193

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	RBC	Royal Bank of Canada
BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	RBS	RBS Securities, Inc.
BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	RDR	RBC Dain Rausher, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	UAG	UBS AG Stamford
DEU	Deutsche Bank Securities, Inc.	MSC	Morgan Stanley & Co., Inc.	WST	Westpac Banking Corp.
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	PLN	Polish Zloty
BRL	Brazilian Real	IDR	Indonesian Rupiah	RUB	Russian Ruble
CAD	Canadian Dollar	KRW	South Korean Won	SGD	Singapore Dollar
CHF	Swiss Franc	MXN	Mexican Peso	THB	Thai Baht
CNY	Chinese Renminbi	MYR	Malaysian Ringgit	USD	United States Dollar
COP	Colombian Peso	NOK	Norwegian Krone	ZAR	South African Rand
EUR	Euro	PHP	Philippine Peso

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index	MCDX	Municipal Bond Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	RPI	Retail Price Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.	MBIA	Municipal Bond Investors Assurance	ST	State
CR	Custodial Receipts	NPFGC	National Public Finance Guarantee Corp.	VA	Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	JSC	Joint Stock Company
ADR	American Depositary Receipt	CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate
AID	Agency International Development	CMBS	Collateralized Mortgage-Backed Security	MBS	Mortgage-Backed Security
ALT	Alternate Loan Trust	CMO	Collateralized Mortgage Obligation	MSCI	Morgan Stanley Capital International
BABs	Build America Bonds	ETN	Exchange Traded Notes	OIS	Overnight Index Swap
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	REIT	Real Estate Investment Trust
BBSW	Bank Bill Swap Reference Rate	FFR	Federal Funds Rate	SP - ADR	Sponsored American Depositary Receipt
CBO	Collateralized Bond Obligation	FSB	Federal Savings Bank	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	JIBAR	Johannesburg Interbank Agreed Rate

194	PIMCO CREDIT BOND FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2013) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of each Funds’ fiscal 2013 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2013 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2013 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2013 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Convertible Fund	17.76%	17.76%	$20,489	$0
PIMCO Credit Absolute Return Fund	0.67%	0.67%	7,192	1,171
PIMCO Diversified Income Fund	0.06%	0.06%	250,944	0
PIMCO Floating Income Fund	0.06%	0.06%	153,480	0
PIMCO High Yield Fund	0.58%	0.58%	1,023,519	0
PIMCO High Yield Spectrum Fund	0.21%	0.21%	91,653	457
PIMCO Income Fund	0.08%	0.08%	114,641	0
PIMCO Long-Term Credit Fund	0.09%	0.09%	143,799	52,292
PIMCO Senior Floating Rate Fund	0.00%	0.00%	4,541	2,013

For the current year pursuant to IRC Section 852(b)(3)(C)(v), the Fund(s) designates an increase in net capital gain arising from determinations under Section 860(e) relating to prior years.

Name	Net Cap Gain
Pimco Long-term Credit Fund	$807,406

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

In January 2014, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2013.

ANNUAL REPORT	MARCH 31, 2013	195

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	167	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	167	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	167	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Adviser (primarily to manufacturing companies).	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

196	PIMCO CREDIT BOND FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

ANNUAL REPORT	MARCH 31, 2013	197

Privacy Policy

(Unaudited)

The Funds1,2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any investment fund managed by the Adviser in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

198	PIMCO CREDIT BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF3006AR_033113

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2013

Equity-Related Strategy Funds

PIMCO EM Fundamental IndexPLUS® AR Strategy Fund

PIMCO Fundamental Advantage Absolute Return Strategy Fund

PIMCO Fundamental IndexPLUS® AR Fund

PIMCO International Fundamental IndexPLUS® AR Strategy Fund

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)

PIMCO Small Cap StocksPLUS® AR Strategy Fund

PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® AR Short Strategy Fund

PIMCO Worldwide Fundamental Advantage AR Strategy Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		19
Benchmark Descriptions		22
Financial Highlights		24
Statements of Assets and Liabilities		36
Statements of Operations		40
Statements of Changes in Net Assets		42
Notes to Financial Statements		183
Report of Independent Registered Public Accounting Firm		208
Glossary		209
Federal Income Tax Information		210
Management of the Trust		211
Privacy Policy		213
Approval of the Amended and Restated Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement for PIMCO Mortgage Opportunities Fund, PIMCO Worldwide Fundamental Advantage TR Strategy Fund and PIMCO Emerging Markets Full Spectrum Bond Fund		214

Fund	Fund Summary	Schedule of Investments

PIMCO EM Fundamental IndexPLUS® AR Strategy Fund*	6	45
PIMCO Fundamental Advantage Absolute Return Strategy Fund*	7	59
PIMCO Fundamental IndexPLUS® AR Fund*	8	70
PIMCO International Fundamental IndexPLUS® AR Strategy Fund*	9	82
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)*	10	93
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)*	11	105
PIMCO Small Cap StocksPLUS® AR Strategy Fund*	12	114
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund*	13	125
PIMCO StocksPLUS® Fund	14	134
PIMCO StocksPLUS® Long Duration Fund	15	143
PIMCO StocksPLUS® Absolute Return Fund*	16	151
PIMCO StocksPLUS® AR Short Strategy Fund*	17	162
PIMCO Worldwide Fundamental Advantage AR Strategy Fund*	18	176

* Effective March 22, 2013 the Fund’s name was changed. Prior to March 22, 2013, the Funds’ names were PIMCO EM Fundamental IndexPLUS® TR Strategy Fund, PIMCO Fundamental Advantage Total Return Strategy Fund, PIMCO Fundamental IndexPLUS® TR Fund, PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO International StocksPLUS® TR Strategy Fund (Unhedged), PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® TR Fund, PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund, PIMCO StocksPLUS® Total Return Fund, PIMCO StocksPLUS® TR Short Strategy Fund, and PIMCO Worldwide Fundamental Advantage TR Strategy Fund, respectively.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived safe assets1 (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum. The availability of “easy money” and asset purchases, derived from central bank quantitative easing policies and near-zero interest rates, helped to inflate most risk assets by encouraging greater risk taking as investors searched for higher returns and yields. Equity indices in the U.S. rallied and reached new highs, while yields on U.S. Treasuries and most developed market sovereign bonds remained low. Signs of an improving U.S. housing market and positive U.S. economic data also contributed to increased investor risk appetite, despite a period marked by ongoing geopolitical uncertainty and growing concerns about global economic growth. In particular, the unresolved banking crisis in Cyprus (and potentially more broadly across peripheral European countries), the continuing social unrest in the Middle East, and the unsettling situation with North Korea kept investors on edge.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, or QE3, expanding the Fed’s purchases beyond U.S. Treasuries to Agency mortgage-backed securities. In addition, the Fed announced that it would tie forward policy guidance to unemployment and inflation targets as well as maintain its $85 billion monthly asset purchase program. The U.S. Congress largely averted going over the fiscal cliff at year-end by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to its failure to reach a deal on the sequestration.

Within Europe, the imperfect rescue of the Cypriot financial system set new precedents on the eurozone’s four year old debt crisis, by forcing losses on uninsured Cypriot bank depositors and undermining public confidence in financial institutions. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s debt buyback (financed by its European partners) and confidence that other eurozone members were committed to keeping Greece within the union. Furthermore, the European Central Bank (“ECB”) and other major European central banks reiterated their commitment to keep interest rates low for as long as necessary to help facilitate implementation of structural economic reforms in the region.

Included below are highlights of the financial markets during our twelve-month reporting period:

■

U.S. Treasury yields ended the period lower, with prices on these securities therefore higher. The yield on the benchmark ten-year U.S. Treasury note was 1.85%, or 0.36% lower than on March 31, 2012, but above its record low of 1.39% in July 2012. The Fed kept the Federal Funds Rate anchored within a range of zero to 0.25%. The Bank of England held its key lending rate at 0.50% and the ECB maintained its main policy rate at 0.75% during the reporting period, but lowered the rate to 0.50% in early May. The Bank of Japan announced an expanded monetary stimulus policy that includes plans for direct purchases of Japanese government bonds. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.77% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 5.68%, as represented by the Barclays U.S. TIPS Index, outperforming nominal U.S. Treasuries. Lower real yields, which declined across the maturity spectrum on the back of continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields and a proxy for inflation expectations) widened as the market priced in higher longer-term inflation given the Fed’s expanded scope of accommodative monetary policies. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 3.03%.

[1]	All investments contain risk and may lose value.

2	PIMCO EQUITY-RELATED STRATEGY FUNDS

■

Agency mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries generally due to positive economic data in the U.S. and investor concern that the Fed might curtail its purchases of Agency MBS sooner than anticipated. While the mortgage sector as a whole underperformed, volatility in relative valuations between coupons remained as higher coupons benefited from positive supply technicals (or ongoing demand but no new issuance) and demand for lower duration assets. Non-Agency MBS, however, outperformed U.S. Treasuries amid investor appetite for higher yielding assets, limited new issue supply, and growing optimism regarding the recovery in the U.S. housing market. Commercial MBS (“CMBS”) also outperformed U.S. Treasuries, with lower credit quality securities exhibiting the strongest performance.

■

The investment grade and high yield corporate bond sectors outperformed like-duration U.S. Treasuries, driven by improving U.S. corporate growth prospects and investors’ search for yield. The financial sector, in particular, outperformed due to generally strong earnings and continued strengthening in corporate balance sheets.

■

Municipal bonds, both tax-exempt and taxable Build America Bonds, posted positive absolute returns as yields moved lower across the municipal yield curve. Select lower quality municipal sectors outperformed higher quality sectors as investors looked for yield by extending out the yield curve and down the credit spectrum.

■

Emerging market (“EM”) fixed income assets outperformed U.S. Treasuries as improved risk sentiment and global central bank quantitative easing policies reduced credit spreads and drove interest rates lower, fueling gains in both external and local EM bonds.

■

U.S. equities, as measured by the S&P 500 Index, returned 13.96% as investors embraced riskier assets in their search for higher returns. Global equities, as represented by the MSCI World Index, returned 11.85% despite concern over the Cypriot banking crisis and potential contagion to other peripheral eurozone countries. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 1.95%, underperforming developed market equities largely due to weaker EM corporate earnings.

On the following pages of this PIMCO Funds Annual Report, please find specific details of each Fund’s investment performance and a discussion of factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 22, 2013

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2013	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, inverse correlation and compounding risk, smaller company risk, management risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, tax risk, and the risk that a fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

On each individual Fund Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the fifth year (or sixth year for certain Funds). As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

4	PIMCO EQUITY-RELATED STRATEGY FUNDS

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	11/26/08	11/26/08	01/07/11	05/31/12	—	—	—	—	—
PIMCO Fundamental Advantage Absolute Return Strategy Fund	02/29/08	02/29/08	06/30/10	—	07/31/08	07/31/08	—	07/31/08	—
PIMCO Fundamental IndexPLUS® AR Fund	06/30/05	06/30/05	04/30/08	06/30/05	06/30/05	06/30/05	—	06/30/05	—
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	09/30/11	09/30/11	—	—	—	—	—	—	—
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	11/30/06	11/30/06	04/30/08	11/30/06	11/30/06	11/30/06	—	11/30/06	—
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	10/30/03	10/30/03	03/09/12	—	10/30/03	10/30/03	10/30/03	10/30/03	—
PIMCO Small Cap StocksPLUS® AR Strategy Fund	03/31/06	03/31/06	04/30/08	—	07/31/06	07/31/06	—	07/31/06	—
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	09/30/11	09/30/11	—	—	—	—	—	—	—
PIMCO StocksPLUS® Fund	05/13/93	05/13/93	04/30/08	01/07/97	04/08/98	01/20/97	01/20/97	01/20/97	12/31/02
PIMCO StocksPLUS® Long Duration Fund	08/31/07	08/31/07	—	—	—	—	—	—	—
PIMCO StocksPLUS® Absolute Return Fund	06/28/02	06/28/02	04/30/08	—	07/31/03	07/31/03	07/31/03	07/31/03	—
PIMCO StocksPLUS® AR Short Strategy Fund	07/23/03	07/23/03	01/29/10	—	07/31/06	07/31/06	—	07/31/06	—
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	11/30/12	11/30/12	—	—	—	—	—	—	—

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2013	5

PIMCO EM Fundamental IndexPLUS® AR Strategy Fund

Institutional Class - PEFIX	Administrative Class - PEFAX
Class P - PEFPX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

U.S. Treasury Obligations	30.1%
U.S. Government Agencies	19.9%
Corporate Bonds & Notes	17.8%
Sovereign Issues	11.6%
Short-Term Instruments	8.6%
Other	12.0%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	Fund Inception (11/26/08)
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund Institutional Class	6.95%	27.06%
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund Class P	6.91%	26.92%
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund Administrative Class	6.79%	26.77%
MSCI Emerging Markets Index (Net Dividends in USD)	1.95%	19.58%	*
FTSE RAFI® Emerging Markets Index**	-2.26%	18.75%	*
Lipper Emerging Market Funds Average	3.49%	18.27%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 11/30/2008.

** Prior to August 17, 2012, the Fund’s primary benchmark was the FTSE RAFI® Emerging Markets Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 1.25% for the Institutional Class shares, 1.35% for Class P shares, and 1.50% for Administrative Class shares.

The Fund is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”), or by the London Stock Exchange Plc (“Exchange”), or by The Financial Times Limited (“FT”) or by Research Affiliates LLC (“RA”), and neither FTSE nor Exchange nor FT nor RA makes any warranty or representation whatsoever, expressly or implicitly, as to the results to be obtained from the use of the FTSE RAFI® Emerging Index and/or the figure at which the said Index stands at any particular time on any particular day or otherwise. The Index is compiled and calculated by FTSE in conjunction with RA; however, neither FTSE nor Exchange nor FT nor RA shall be liable (whether in negligence or otherwise) to any person for any error in the Index, and neither FTSE nor the Exchange nor FT nor RA shall be under any obligation to advise any person of any error therein. “FTSE” is a trademark of the London Stock Exchange Plc and The Financial Times Limited and is used by FTSE International Limited under license. “Research Affiliates”, “RAFI”, “Fundamentals Weighted” and “Fundamental Index” are trademarks of Research Affiliates.

The FTSE RAFI® Emerging Markets Index is based on the patented property of Research Affiliates LLC; US Patent Number 7,620,677.

Portfolio Insights

»

The PIMCO EM Fundamental IndexPLUS® AR Strategy Fund seeks to exceed the total return of the MSCI Emerging Markets Index (the “Benchmark”) by investing under normal circumstances in derivatives based on the Enhanced RAFI® Emerging Markets Strategy Index (“Enhanced RAFI® EM”), backed by a diversified short to intermediate duration portfolio comprised of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Prior to March 22, 2013, the PIMCO EM Fundamental IndexPLUS® AR Strategy Fund was named the PIMCO EM Fundamental IndexPLUS® TR Strategy Fund.

»	The Fund’s holdings of equity index derivatives had a positive impact on performance as the Enhanced RAFI® EM returned 1.87% during the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, duration positioning (or sensitivity to changes in market interest rates) enhanced returns as U.S. Treasury yields broadly declined during the reporting period.

»	The Fund benefited from earning a higher yield than the money market interest rate cost associated with equity index derivatives ownership.

»	An allocation to mortgage-backed securities added to returns as these holdings outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

»	Holdings of investment grade corporate bonds benefited performance as the overall sector outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

»	Investments in municipal bonds added to performance as these holdings generally appreciated in price during the reporting period.

»	Exposure to emerging market securities benefited performance as these securities outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

6	PIMCO EQUITY-RELATED STRATEGY FUNDS

PIMCO Fundamental Advantage Absolute Return Strategy Fund

Institutional Class - PFATX	Class A - PTFAX
Class P - PFAPX	Class C - PTRCX
Class D - PFSDX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

U.S. Treasury Obligations	29.4%
U.S. Government Agencies	20.3%
Corporate Bonds & Notes	12.1%
Short-Term Instruments	11.3%
Sovereign Issues	9.4%
Municipal Bonds & Notes	6.1%
Mortgage-Backed Securities	5.8%
Other	5.6%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	Fund Inception (02/29/08)
PIMCO Fundamental Advantage Absolute Return Strategy Fund Institutional Class	12.83%	8.07%	7.93%
PIMCO Fundamental Advantage Absolute Return Strategy Fund Class P	12.71%	7.94%	7.80%
PIMCO Fundamental Advantage Absolute Return Strategy Fund Class D	12.24%	7.59%	7.45%
PIMCO Fundamental Advantage Absolute Return Strategy Fund Class A	12.21%	7.61%	7.47%
PIMCO Fundamental Advantage Absolute Return Strategy Fund Class A (adjusted)	8.00%	6.79%	6.66%
PIMCO Fundamental Advantage Absolute Return Strategy Fund Class C	11.53%	6.98%	6.84%
PIMCO Fundamental Advantage Absolute Return Strategy Fund Class C (adjusted)	10.53%	6.98%	6.84%
3 Month USD LIBOR Index	0.40%	0.88%	0.95%
Lipper Equity Market Neutral Funds Average	1.18%	0.88%	0.82%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.91% for the Institutional Class shares, 1.01% for Class P shares, 1.31% for Class D shares, 1.31% for Class A shares, and 2.06% for Class C shares.

Portfolio Insights

»

The PIMCO Fundamental Advantage Absolute Return Strategy Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances in derivatives providing long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 Index, backed by a diversified portfolio of short and intermediate maturity Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps to gain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 Index.

»	Prior to March 22, 2013, the PIMCO Fundamental Advantage Absolute Return Strategy Fund was named the PIMCO Fundamental Advantage Total Return Strategy Fund.

»

The Fund’s long exposure to the Enhanced RAFI® 1000 and short exposure to the S&P 500 Index, through equity index derivatives, had a positive impact on performance as the Enhanced RAFI® 1000 returned 19.78% relative to a return of 13.96% for the S&P 500 Index during the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, duration positioning (or sensitivity to changes in market interest rates) enhanced returns as U.S. Treasury yields broadly declined during the reporting period.

»	An allocation to mortgage-backed securities added to returns as these holdings outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

»	Holdings of investment grade corporate bonds had a positive impact on performance as the overall sector outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

»	Investments in municipal bonds added to performance as these holdings generally appreciated in price during the reporting period.

»	Exposure to emerging market securities benefited performance as these securities outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

ANNUAL REPORT	MARCH 31, 2013	7

PIMCO Fundamental IndexPLUS® AR Fund

Institutional Class - PXTIX	Class D - PIXDX
Class P - PIXPX	Class A - PIXAX
Administrative Class - PXTAX	Class C - PIXCX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

U.S. Treasury Obligations	26.0%
U.S. Government Agencies	20.7%
Short-Term Instruments	20.4%
Corporate Bonds & Notes	13.2%
Sovereign Issues	6.9%
Mortgage-Backed Securities	5.9%
Other	6.9%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	Fund Inception (06/30/05)
PIMCO Fundamental IndexPLUS® AR Fund Institutional Class	26.73%	13.85%	11.27%
PIMCO Fundamental IndexPLUS® AR Fund Class P	26.55%	13.73%	11.14%
PIMCO Fundamental IndexPLUS® AR Fund Administrative Class	26.13%	13.52%	10.97%
PIMCO Fundamental IndexPLUS® AR Fund Class D	26.04%	13.36%	10.81%
PIMCO Fundamental IndexPLUS® AR Fund Class A	26.10%	13.37%	10.81%
PIMCO Fundamental IndexPLUS® AR Fund Class A (adjusted)	21.37%	12.51%	10.27%
PIMCO Fundamental IndexPLUS® AR Fund Class C	25.19%	12.56%	10.02%
PIMCO Fundamental IndexPLUS® AR Fund Class C (adjusted)	24.19%	12.56%	10.02%
S&P 500 Index	13.96%	5.81%	5.83%
FTSE RAFI® US 1000 Index*	18.74%	8.45%	7.49%
Lipper Large-Cap Core Funds Average	12.93%	4.77%	5.23%

All Fund returns are net of fees and expenses.

* Prior to August 17, 2012, the Fund’s primary benchmark was the FTSE RAFI® US 1000 Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.79% for the Institutional Class shares, 0.89% for Class P shares, 1.04% for Administrative Class shares, 1.19% for Class D shares, 1.19% for Class A shares, and 1.94% for Class C shares.

The FTSE Research Affiliates Fundamental Indexes (“RAFI”) are calculated by FTSE International Limited (“FTSE”) in conjunction with Research Affiliates LLC (“RA”). All rights and interests in the FTSE RAFI indexes vest in FTSE. All rights in and to the RA fundamental weighting methodology used in the calculation of the FTSE RAFI indexes vest in RA. “FTSE” is a trademark of the London Stock Exchange PLC and The Financial Times Limited and is used by FTSE under license. “Research Affiliates”, “Fundamental Index” and “RAFI” are trademarks of RA. Except to the extent disallowed by applicable law, neither FTSE nor RA shall be liable (including in negligence) for any loss arising out of use of the FTSE Research Affiliates Fundamental Indexes by any person.

The FTSE RAFI® 1000 Index is based on the patented intellectual property of Research Affiliates, LLC; US Patent No. 7,792,719.

Portfolio Insights

»

The PIMCO Fundamental IndexPLUS® AR Fund seeks to exceed the total return of the S&P 500 Index, by investing under normal circumstances in derivatives based on Enhanced RAFI® US Large Strategy Index (“Enhanced RAFI® 1000”), backed by a portfolio of short and intermediate maturity Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	Prior to March 22, 2013, the PIMCO Fundamental IndexPLUS® AR Fund was named the PIMCO Fundamental IndexPLUS® TR Fund.

»	The Fund’s holdings of equity index derivatives made positive contributions to performance as the Enhanced RAFI® 1000 returned 19.78% during the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, duration positioning (or sensitivity to changes in market interest rates) enhanced returns as U.S. Treasury yields broadly declined during the reporting period.

»	The Fund benefited from earning a higher yield than the money market interest rate cost associated with equity index derivatives ownership.

»	An allocation to mortgage-backed securities added to returns as these holdings outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

»	Holdings of investment grade corporate bonds had a positive impact on performance as the overall sector outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

»	Investments in municipal bonds added to performance as these holdings generally appreciated in price during the reporting period.

»	Exposure to emerging market securities benefited performance as these securities outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

8	PIMCO EQUITY-RELATED STRATEGY FUNDS

PIMCO International Fundamental IndexPLUS® AR Strategy Fund

Institutional Class - PTSIX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

U.S. Treasury Obligations	40.0%
U.S. Government Agencies	23.6%
Corporate Bonds & Notes	13.4%
Short-Term Instruments	8.5%
Mortgage-Backed Securities	4.9%
Other	9.6%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	Fund Inception (09/30/11)
PIMCO International Fundamental IndexPLUS® AR Strategy Fund Institutional Class	16.05%	21.03%
MSCI EAFE Net Dividend Index (USD Unhedged)	11.25%	17.53%
Lipper International Multi-Cap Core Funds Average	10.12%	17.26%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.84% for the Institutional Class shares.

Portfolio Insights

»

The PIMCO International Fundamental IndexPLUS® AR Strategy Fund seeks total return which exceeds that of the MSCI EAFE Index, by investing under normal circumstances in derivatives based on the Enhanced RAFI® (eRAFI) Developed ex-U.S. Fundamental Index (the “eRAFI Developed ex-U.S. Fundamental Index”), backed by a diversified portfolio of short to intermediate duration Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Prior to March 22, 2013, the PIMCO International Fundamental IndexPLUS® AR Strategy Fund was named the PIMCO International Fundamental IndexPLUS® TR Strategy Fund.

»	The Fund’s holdings of equity index derivatives had a positive impact on performance as the eRAFI Developed ex-U.S. Fundamental Index returned 10.57% during the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, duration positioning (or sensitivity to changes in market interest rates) enhanced returns as U.S. Treasury yields broadly declined during the reporting period.

»	The Fund benefited from earning a higher yield than the money market interest rate cost associated with equity index derivatives ownership.

»	An allocation to mortgage-backed securities added to returns as these holdings outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

»	Holdings of investment grade corporate bonds had a positive impact on performance as the overall sector outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

»	Investments in municipal bonds added to performance as these holdings generally appreciated in price during the reporting period.

»	Exposure to emerging market securities benefited performance as these securities outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

ANNUAL REPORT	MARCH 31, 2013	9

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)

Institutional Class - PSKIX	Class D - PPUDX
Class P - PPLPX	Class A - PPUAX
Administrative Class - PSKAX	Class C - PPUCX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

U.S. Government Agencies	26.5%
U.S. Treasury Obligations	25.2%
Corporate Bonds & Notes	13.5%
Sovereign Issues	9.1%
Municipal Bonds & Notes	7.4%
Short-Term Instruments	4.7%
Other	13.6%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	Fund Inception (11/30/06)
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Institutional Class	19.02%	4.16%	4.51%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class P	19.13%	4.12%	4.47%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Administrative Class	19.64%	4.06%	4.37%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class D	18.66%	3.83%	4.10%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class A	18.69%	3.78%	4.10%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class A (adjusted)	14.18%	2.99%	3.48%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class C	17.78%	3.01%	3.32%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) Class C (adjusted)	16.78%	3.01%	3.32%
MSCI EAFE Net Dividend Index (USD Unhedged)	11.25%	-0.89%	-0.02%
Lipper International Multi-Cap Core Funds Average	10.12%	-0.93%	-0.12%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.64% for the Institutional Class shares, 0.74% for Class P shares, 0.89% for Administrative Class shares, 1.04% for Class D shares, 1.04% for Class A shares, and 1.79% for Class C shares.

Portfolio Insights

»

The PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	Prior to March 22, 2013, the PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) was named the PIMCO International StocksPLUS® TR Strategy Fund (Unhedged).

»	The Fund’s holdings of equity index derivatives had a positive impact on performance as the MSCI EAFE Net Dividend Index (USD Unhedged) returned 11.25% during the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, duration positioning (or sensitivity to changes in market interest rates) enhanced returns as U.S. Treasury yields broadly declined during the reporting period.

»	The Fund benefited from earning a higher yield than the money market interest rate cost associated with equity index derivatives ownership.

»	An allocation to mortgage-backed securities added to returns as these holdings outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

»	Holdings of investment grade corporate bonds had a positive impact on performance as the overall sector outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

»	Investments in municipal bonds added to performance as these holdings generally appreciated in price during the reporting period.

»	Exposure to emerging market securities benefited performance as these securities outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

10	PIMCO EQUITY-RELATED STRATEGY FUNDS

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)

Institutional Class - PISIX	Class A - PIPAX
Class P - PIUHX	Class B - PIPBX
Class D - PIPDX	Class C - PIPCX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

U.S. Treasury Obligations	38.9%
U.S. Government Agencies	22.8%
Short-Term Instruments	9.6%
Corporate Bonds & Notes	9.2%
Sovereign Issues	7.0%
Exchange-Traded Funds	6.3%
Other	6.2%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	Fund Inception (10/30/03)
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Institutional Class	24.04%	8.04%	9.65%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class P	23.94%	7.93%	9.58%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class D	23.65%	7.63%	9.19%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class A	23.67%	7.62%	9.20%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class A (adjusted)	19.03%	6.41%	8.54%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class B	22.61%	6.86%	8.54%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class B (adjusted)	17.61%	6.65%	8.54%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class C	22.61%	6.82%	8.40%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) Class C (adjusted)	21.61%	6.82%	8.40%
MSCI EAFE Net Dividend Hedged USD Index	16.89%	1.28%	5.87%	*
Lipper International Multi-Cap Core Funds Average	10.12%	-0.93%	6.19%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 5.00% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.76% for the Institutional Class shares, 0.86% for Class P shares, 1.01% for Administrative Class shares, 1.16% for Class D shares, 1.16% for Class A shares, 1.91% for Class B shares, and 1.91% for Class C shares.

Portfolio Insights

»

The PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

»	Prior to March 22, 2013, the PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) was named the PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged).

»

Portfolios managed to U.S. dollar-hedged benchmarks are hedged to the U.S. dollar. On a total return basis, portfolios that were hedged to the U.S. dollar generally outperformed unhedged portfolios over the reporting period, as the U.S. dollar outperformed most major currencies.

»	The Fund’s holdings of equity index derivatives had a positive impact on performance as the MSCI EAFE Net Dividend Hedged USD Index returned 16.89% during the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, duration positioning (or sensitivity to changes in market interest rates) enhanced returns as U.S. Treasury yields broadly declined during the reporting period.

»	The Fund benefited from earning a higher yield than the money market interest rate cost associated with equity index derivatives ownership.

»	An allocation to mortgage-backed securities added to returns as these holdings outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

»	Holdings of investment grade corporate bonds had a positive impact on performance as the overall sector outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

»	Investments in municipal bonds added to performance as these holdings generally appreciated in price during the reporting period.

»	Exposure to emerging market securities benefited performance as these securities outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

ANNUAL REPORT	MARCH 31, 2013	11

PIMCO Small Cap StocksPLUS® AR Strategy Fund

Institutional Class - PSCSX	Class A - PCKAX
Class P - PCKPX	Class C - PCKCX
Class D - PCKDX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

U.S. Treasury Obligations	25.6%
U.S. Government Agencies	22.0%
Short-Term Instruments	18.0%
Corporate Bonds & Notes	16.8%
Sovereign Issues	6.7%
Other	10.9%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	Fund Inception (03/31/06)
PIMCO Small Cap StocksPLUS® AR Strategy Fund Institutional Class	25.60%	15.97%	10.67%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class P	25.34%	15.79%	10.53%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class D	25.00%	15.52%	10.24%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class A	25.04%	15.55%	10.28%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class A (adjusted)	20.35%	14.67%	9.68%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class C	24.20%	14.65%	9.40%
PIMCO Small Cap StocksPLUS® AR Strategy Fund Class C (adjusted)	23.20%	14.65%	9.40%
Russell 2000® Index	16.30%	8.24%	4.58%
Lipper Small-Cap Core Funds Average	14.81%	7.84%	4.52%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.69% for the Institutional Class shares, 0.79% for Class P shares, 1.09% for Class D shares, 1.09% for Class A shares, and 1.84% for Class C shares.

Portfolio Insights

»

The PIMCO Small Cap StocksPLUS® AR Strategy Fund seeks total return which exceeds that of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by PIMCO. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	Prior to March 22, 2013, the PIMCO Small Cap StocksPLUS® AR Strategy Fund was named the PIMCO Small Cap StocksPLUS® TR Fund.

»	The Fund’s holdings of equity index derivatives contributed to performance as the Russell 2000® Index returned 16.30% during the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, duration positioning (or sensitivity to changes in market interest rates) enhanced returns as U.S. Treasury yields broadly declined during the reporting period.

»	The Fund benefited from earning a higher yield than the money market interest rate cost associated with equity index derivatives ownership.

»	An allocation to mortgage-backed securities added to returns as these holdings outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

»	Holdings of investment grade corporate bonds had a positive impact on performance as the overall sector outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

»	Investments in municipal bonds added to performance as these holdings generally appreciated in price during the reporting period.

»	Exposure to emerging market securities benefited performance as these securities outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

12	PIMCO EQUITY-RELATED STRATEGY FUNDS

PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund

Institutional Class - PCFIX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

U.S. Treasury Obligations	46.9%
U.S. Government Agencies	21.4%
Corporate Bonds & Notes	12.2%
Mortgage-Backed Securities	6.0%
Short-Term Instruments	5.5%
Other	8.0%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	Fund Inception (09/30/11)
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund Institutional Class	25.22%	40.15%
Russell 2000® Index	16.30%	31.59%
Lipper Small-Cap Core Funds Average	14.81%	29.98%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.84% for the Institutional Class shares.

Portfolio Insights

»

The PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund seeks total return which exceeds that of the Russell 2000® Index by investing under normal circumstances in derivatives based on the Enhanced RAFI® (eRAFI) Small Company Fundamental Index, backed by a diversified portfolio of short to intermediate duration Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Prior to March 22, 2013, the PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund was named the PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund.

»	The Fund’s holdings of equity index derivatives had a positive impact on performance as the eRAFI Small Company Fundamental Index returned 18.11% during the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, duration positioning (or sensitivity to changes in market interest rates) enhanced returns as U.S. Treasury yields broadly declined during the reporting period.

»	The Fund benefited from earning a higher yield than the money market interest rate cost associated with equity index derivatives ownership.

»	An allocation to mortgage-backed securities added to returns as these holdings outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

»	Holdings of investment grade corporate bonds had a positive impact on performance as the overall sector outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

»	Investments in municipal bonds added to performance as these holdings generally appreciated in price during the reporting period.

»	Exposure to emerging market securities benefited performance as these securities outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

ANNUAL REPORT	MARCH 31, 2013	13

PIMCO StocksPLUS® Fund

Institutional Class - PSTKX	Class A - PSPAX
Class P - PSKPX	Class B - PSPBX
Administrative Class - PPLAX	Class C - PSPCX
Class D - PSPDX	Class R - PSPRX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

U.S. Government Agencies	27.4%
Corporate Bonds & Notes	24.5%
Short-Term Instruments	15.6%
Sovereign Issues	9.0%
U.S. Treasury Obligations	7.3%
Mortgage-Backed Securities	6.8%
Asset-Backed Securities	6.1%
Other	3.3%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	10 Years	Fund Inception (05/13/93)
PIMCO StocksPLUS® Fund Institutional Class	17.72%	6.86%	8.75%	9.28%
PIMCO StocksPLUS® Fund Class P	17.58%	6.75%	8.70%	9.27%
PIMCO StocksPLUS® Fund Administrative Class	17.97%	6.70%	8.53%	8.98%
PIMCO StocksPLUS® Fund Class D	17.27%	6.45%	8.32%	8.81%
PIMCO StocksPLUS® Fund Class A	17.37%	6.44%	8.32%	8.81%
PIMCO StocksPLUS® Fund Class A (adjusted)	12.97%	5.79%	7.99%	8.65%
PIMCO StocksPLUS® Fund Class B	16.43%	5.62%	7.74%	8.53%
PIMCO StocksPLUS® Fund Class B (adjusted)	11.43%	5.33%	7.74%	8.53%
PIMCO StocksPLUS® Fund Class C	16.77%	5.91%	7.78%	8.28%
PIMCO StocksPLUS® Fund Class C (adjusted)	15.77%	5.91%	7.78%	8.28%
PIMCO StocksPLUS® Fund Class R	16.91%	6.19%	8.05%	8.58%
S&P 500 Index	13.96%	5.81%	8.53%	8.70%	*
Lipper Large-Cap Core Funds Average	12.93%	4.77%	7.98%	8.20%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 5.00% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for the Institutional Class shares, 0.60% for Class P shares, 0.75% for Administrative Class shares, 0.90% for Class D shares, 0.90% for Class A shares, 1.65% for Class B shares, 1.40% for Class C shares, and 1.15% for Class R shares.

Portfolio Insights

»

The PIMCO StocksPLUS® Fund seeks total return which exceeds that of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s holdings of equity index derivatives contributed to performance as the S&P 500 Index returned 13.96% during the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, duration positioning (or sensitivity to changes in market interest rates) enhanced returns as U.S. Treasury yields broadly declined during the reporting period.

»	The Fund benefited from earning a higher yield than the money market interest rate cost associated with equity index derivatives ownership.

»	An allocation to mortgage-backed securities added to returns as these holdings outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

»	Holdings of investment grade corporate bonds had a positive impact on performance as the overall sector outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

»	Investments in municipal bonds added to performance as these holdings generally appreciated in price during the reporting period.

»	Exposure to emerging market securities benefited performance as these securities outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

14	PIMCO EQUITY-RELATED STRATEGY FUNDS

PIMCO StocksPLUS® Long Duration Fund

Institutional Class - PSLDX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

Corporate Bonds & Notes	42.6%
U.S. Treasury Obligations	17.8%
Short-Term Instruments	17.7%
U.S. Government Agencies	10.0%
Municipal Bonds & Notes	6.6%
Other	5.3%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	Fund Inception (08/31/07)
PIMCO StocksPLUS® Long Duration Fund Institutional Class	25.55%	14.70%	12.19%
S&P 500 Index	13.96%	5.81%	3.39%
S&P 500 Index + Barclays Long-Term Government/Credit Index—3 Month LIBOR	24.23%	14.77%	11.67%
Lipper Large-Cap Core Funds Average	12.93%	4.77%	2.64%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.59% for the Institutional Class shares.

Portfolio Insights

»

The PIMCO StocksPLUS® Long Duration Fund seeks total return which exceeds that of its benchmark indexes, consistent with prudent investment management, by investing under normal circumstances in S&P 500 Index derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»

During the first six months of the reporting period, a below-benchmark duration position (or sensitivity to changes in market interest rates) detracted from performance as U.S. Treasury yields fell across most maturities. During the last six months of the reporting period, a below-benchmark duration position added to performance as U.S. Treasury yields rose across most maturities.

»

During the first six months of the reporting period, an emphasis on the short-term portion of the yield curve detracted from performance as the two- to thirty-year yield spread flattened. During the last six months of the reporting period, an emphasis on the short-term portion of the yield curve added to performance as the two- to thirty-year yield spread steepened.

»	An overweight allocation to long-term Agencies added to performance as they outperformed like-duration U.S. Treasuries over the reporting period.

»	Exposure to U.S. equity markets, through S&P 500 Index derivatives, added to performance as the S&P 500 Index rose over the reporting period.

ANNUAL REPORT	MARCH 31, 2013	15

PIMCO StocksPLUS® Absolute Return Fund

Institutional Class - PSPTX	Class A - PTOAX
Class P - PTOPX	Class B - PTOBX
Class D - PSTDX	Class C - PSOCX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

U.S. Government Agencies	24.2%
U.S. Treasury Obligations	22.9%
Short-Term Instruments	15.6%
Corporate Bonds & Notes	13.4%
Sovereign Issues	10.6%
Mortgage-Backed Securities	6.2%
Other	7.1%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO StocksPLUS® Absolute Return Fund Institutional Class	21.14%	9.87%	11.06%	9.42%
PIMCO StocksPLUS® Absolute Return Fund Class P	21.00%	9.75%	10.99%	9.35%
PIMCO StocksPLUS® Absolute Return Fund Class D	20.40%	9.38%	10.62%	8.98%
PIMCO StocksPLUS® Absolute Return Fund Class A	20.72%	9.42%	10.65%	9.01%
PIMCO StocksPLUS® Absolute Return Fund Class A (adjusted)	16.19%	8.58%	10.23%	8.62%
PIMCO StocksPLUS® Absolute Return Fund Class B	19.95%	8.64%	9.96%	8.39%
PIMCO StocksPLUS® Absolute Return Fund Class B (adjusted)	16.45%	8.57%	9.96%	8.39%
PIMCO StocksPLUS® Absolute Return Fund Class C	19.71%	8.60%	9.81%	8.18%
PIMCO StocksPLUS® Absolute Return Fund Class C (adjusted)	18.71%	8.60%	9.81%	8.18%
S&P 500 Index	13.96%	5.81%	8.53%	6.51%	*
Lipper Large-Cap Core Funds Average	12.93%	4.77%	7.98%	5.88%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.64% for the Institutional Class shares, 0.74% for Class P shares, 1.04% for Class D shares, 1.04% for Class A shares, 1.79% for Class B shares, and 1.79% for Class C shares.

Portfolio Insights

»

The PIMCO StocksPLUS® Absolute Return Fund seeks total return which exceeds that of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	Prior to March 22, 2013, the PIMCO StocksPLUS® Absolute Return Fund was named the PIMCO StocksPLUS® Total Return Fund.

»	The Fund’s holdings of equity index derivatives contributed to performance as the S&P 500 Index returned 13.96% during the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, duration positioning (or sensitivity to changes in market interest rates) enhanced returns as U.S. Treasury yields broadly declined during the reporting period.

»	The Fund benefited from earning a higher yield than the money market interest rate cost associated with equity index derivatives ownership.

»	An allocation to mortgage-backed securities added to returns as these holdings outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

»	Holdings of investment grade corporate bonds had a positive impact on performance as the overall sector outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

»	Investments in municipal bonds added to performance as these holdings generally appreciated in price during the reporting period.

»	Exposure to emerging market securities benefited performance as these securities outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

16	PIMCO EQUITY-RELATED STRATEGY FUNDS

PIMCO StocksPLUS® AR Short Strategy Fund

Institutional Class - PSTIX	Class A - PSSAX
Class P - PSPLX	Class C - PSSCX
Class D - PSSDX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

U.S. Treasury Obligations	26.8%
U.S. Government Agencies	21.0%
Short-Term Instruments	19.3%
Corporate Bonds & Notes	16.0%
Sovereign Issues	8.1%
Other	8.8%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	Fund Inception (07/23/03)
PIMCO StocksPLUS® AR Short Strategy Fund Institutional Class	-7.05%	-3.67%	-0.52%
PIMCO StocksPLUS® AR Short Strategy Fund Class P	-7.08%	-3.77%	-0.59%
PIMCO StocksPLUS® AR Short Strategy Fund Class D	-7.46%	-4.10%	-0.94%
PIMCO StocksPLUS® AR Short Strategy Fund Class A	-7.55%	-4.14%	-0.96%
PIMCO StocksPLUS® AR Short Strategy Fund Class A (adjusted)	-11.01%	-4.87%	-1.35%
PIMCO StocksPLUS® AR Short Strategy Fund Class C	-8.07%	-4.83%	-1.71%
PIMCO StocksPLUS® AR Short Strategy Fund Class C (adjusted)	-8.99%	-4.83%	-1.71%
S&P 500 Index	13.96%	5.81%	7.04%	*
Inverse of S&P 500 Index	-13.25%	-8.82%	-8.64%	*
Lipper Dedicated Short-Bias Fund Average	-18.93%	-26.34%	-15.97%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 07/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.66% for the Institutional Class shares, 0.76% for Class P shares, 1.06% for Class D shares, 1.06% for Class A shares, and 1.81% for Class C shares.

The performance of this Fund relative to its benchmark since inception is influenced by the Fund’s use of investment strategies that attempt to profit from pricing inefficiencies in the various markets in which the Fund may invest. The strategies were employed shortly after the inception of the Fund and have not been employed in the last several years. Specifically, market conditions had temporarily allowed the Fund to simultaneously purchase and sell equivalent stock index futures contracts in two markets to benefit from a discrepancy in their prices. There can be no assurance nor is there any expectation that the Fund will be able to implement these or similar strategies in the future. Past performance is no guarantee of future results, and the Fund’s performance since inception should not be expected to continue in the future.

Portfolio Insights

»

The PIMCO StocksPLUS® AR Short Strategy Fund seeks total return through the implementation of short investment positions on the S&P 500 Index (the “Index”) by investing primarily in short positions with respect to the Index or specific Index securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the Index on a daily basis, subject to certain limitations as summarized in the Fund’s prospectus. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will maintain short positions through the use of a combination of derivatives, including options, futures, options on futures, and swaps. The Fund may invest, without limitation, in such instruments. However, the Fund is not designed or expected to produce returns which replicate the inverse of the performance of the Index, and the degree of variation could be substantial, particularly over longer periods.

»	Prior to March 22, 2013, the PIMCO StocksPLUS® AR Short Strategy Fund was named the PIMCO StocksPLUS® TR Short Strategy Fund.

»	The Fund’s short stock market exposure, through equity index derivatives, detracted from performance as the S&P 500 Index generated a positive return of 13.96% during the reporting period.

»

Within the fixed income collateral backing the equity index derivatives, duration positioning (or sensitivity to changes in market interest rates) enhanced returns as U.S. Treasury yields broadly declined during the reporting period.

»	The Fund benefited from earning a positive yield from the fixed income portfolio as well as the money market interest rate priced into equity index derivatives.

»	An allocation to mortgage-backed securities added to returns as these holdings outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

»	Holdings of investment grade corporate bonds had a positive impact on performance as the overall sector outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

»	Investments in municipal bonds added to performance as these holdings generally appreciated in price during the reporting period.

»	Exposure to emerging market securities benefited performance as these securities outperformed U.S. Treasuries on a duration-adjusted basis during the reporting period.

ANNUAL REPORT	MARCH 31, 2013	17

PIMCO Worldwide Fundamental Advantage AR Strategy Fund

Institutional Class - PWWIX

Allocation Breakdown‡
U.S. Treasury Obligations	41.9%
Short-Term Instruments	26.0%
U.S. Government Agencies	17.7%
Corporate Bonds & Notes	7.7%
Mortgage-Backed Securities	2.7%
Other	4.0%
‡	% of Total Investments as of 03/31/13

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended March 31, 2013
Fund Inception (11/30/12)
PIMCO Worldwide Fundamental Advantage AR Strategy Fund Institutional Class	1.57%
3 Month USD LIBOR Index	0.11%
Lipper Equity Market Neutral Funds Average	0.53%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 1.00% for the Institutional Class shares.

Portfolio Insights

»

The PIMCO Worldwide Fundamental Advantage AR Strategy Fund seeks total return which exceeds that of its benchmark, by investing under normal circumstances in derivatives providing exposure to a proprietary global equity market neutral index designed by the Fund’s sub-adviser, Research Affiliates, LLC, backed by a diversified portfolio of short and intermediate maturity Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have more discretion with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. The Fund’s strategy with respect to maintaining exposure to the RAFI® Country Neutral L/S Global Index (the “Index”) can be characterized as “market neutral” because it seeks to maintain equal long and short equity positions while returning the relative appreciation (or depreciation) of the Index.

»	Prior to March 22, 2013, the PIMCO Worldwide Fundamental Advantage AR Strategy Fund was named the PIMCO Worldwide Fundamental Advantage TR Strategy Fund.

»	The Fund commenced operations on November 30, 2012.

»

The Fund’s exposure to the RAFI® Country Neutral L/S Global Index, through equity index derivatives, had a positive impact on absolute returns as this index returned 1.36% for the period since the Fund’s inception on November 30, 2012 through March 31, 2013.

»

Within the fixed income collateral backing the equity index derivatives, duration positioning (or sensitivity to changes in market interest rates) detracted from returns as U.S. Treasury yields broadly increased during the period since the Fund’s inception on November 30, 2012 through March 31, 2013.

»	The Fund benefited from earning a higher yield than the money market interest rate cost associated with equity index derivatives ownership.

»	An allocation to mortgage-backed securities added to returns as these holdings outperformed U.S. Treasuries on a duration-adjusted basis.

»	Holdings of investment grade and high yield corporate bonds had a positive impact on performance as the overall sector outperformed U.S. Treasuries on a duration-adjusted basis.

»	Investments in municipal bonds detracted from performance as these holdings generally declined in price.

18	PIMCO EQUITY-RELATED STRATEGY FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2012 to March 31, 2013 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund
Institutional Class	$1,000.00	$1,030.40	$6.33	$1,000.00	$1,018.70	$6.29	1.25%
Class P	1,000.00	1,031.10	6.84	1,000.00	1,018.20	6.79	1.35
Administrative Class	1,000.00	1,030.40	7.59	1,000.00	1,017.45	7.54	1.50
PIMCO Fundamental Advantage Absolute Return Strategy Fund
Institutional Class	$1,000.00	$1,063.00	$4.58	$1,000.00	$1,020.49	$4.48	0.89%
Class P	1,000.00	1,062.70	5.09	1,000.00	1,020.00	4.99	0.99
Class D	1,000.00	1,059.10	6.62	1,000.00	1,018.50	6.49	1.29
Class A	1,000.00	1,059.10	6.62	1,000.00	1,018.50	6.49	1.29
Class C	1,000.00	1,057.00	10.46	1,000.00	1,014.76	10.25	2.04
PIMCO Fundamental IndexPLUS® AR Fund
Institutional Class	$1,000.00	$1,163.50	$4.26	$1,000.00	$1,020.99	$3.98	0.79%
Class P	1,000.00	1,161.90	4.80	1,000.00	1,020.49	4.48	0.89
Administrative Class	1,000.00	1,159.90	5.60	1,000.00	1,019.75	5.24	1.04
Class D	1,000.00	1,160.60	6.41	1,000.00	1,019.00	5.99	1.19
Class A	1,000.00	1,159.80	6.41	1,000.00	1,019.00	5.99	1.19
Class C	1,000.00	1,156.10	10.43	1,000.00	1,015.26	9.75	1.94

ANNUAL REPORT	MARCH 31, 2013	19

Expense Examples (Cont.)

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO International Fundamental IndexPLUS® AR Strategy Fund
Institutional Class	$1,000.00	$1,109.10	$4.47	$1,000.00	$1,020.69	$4.28	0.85%
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)
Institutional Class	$1,000.00	$1,135.10	$3.46	$1,000.00	$1,021.69	$3.28	0.65%
Class P	1,000.00	1,135.70	3.99	1,000.00	1,021.19	3.78	0.75
Administrative Class	1,000.00	1,132.30	4.78	1,000.00	1,020.44	4.53	0.90
Class D	1,000.00	1,132.80	5.58	1,000.00	1,019.70	5.29	1.05
Class A	1,000.00	1,134.50	5.59	1,000.00	1,019.70	5.29	1.05
Class C	1,000.00	1,128.30	9.55	1,000.00	1,015.96	9.05	1.80
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,189.60	$4.15	$1,000.00	$1,021.14	$3.83	0.76%
Class P	1,000.00	1,187.60	4.69	1,000.00	1,020.64	4.33	0.86
Class D	1,000.00	1,187.60	6.33	1,000.00	1,019.15	5.84	1.16
Class A	1,000.00	1,188.40	6.33	1,000.00	1,019.15	5.84	1.16
Class B	1,000.00	1,182.30	10.39	1,000.00	1,015.41	9.60	1.91
Class C	1,000.00	1,181.40	10.39	1,000.00	1,015.41	9.60	1.91
PIMCO Small Cap StocksPLUS® AR Strategy Fund
Institutional Class	$1,000.00	$1,160.60	$3.72	$1,000.00	$1,021.49	$3.48	0.69%
Class P	1,000.00	1,159.40	4.25	1,000.00	1,020.99	3.98	0.79
Class D	1,000.00	1,157.90	5.86	1,000.00	1,019.50	5.49	1.09
Class A	1,000.00	1,157.10	5.86	1,000.00	1,019.50	5.49	1.09
Class C	1,000.00	1,153.60	9.88	1,000.00	1,015.76	9.25	1.84
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund
Institutional Class	$1,000.00	$1,178.00	$4.62	$1,000.00	$1,020.69	$4.28	0.85%
PIMCO StocksPLUS® Fund
Institutional Class	$1,000.00	$1,112.80	$2.63	$1,000.00	$1,022.44	$2.52	0.50%
Class P	1,000.00	1,112.20	3.16	1,000.00	1,021.94	3.02	0.60
Administrative Class	1,000.00	1,112.50	3.95	1,000.00	1,021.19	3.78	0.75
Class D	1,000.00	1,110.90	4.74	1,000.00	1,020.44	4.53	0.90
Class A	1,000.00	1,110.60	4.74	1,000.00	1,020.44	4.53	0.90
Class B	1,000.00	1,106.50	8.67	1,000.00	1,016.70	8.30	1.65
Class C	1,000.00	1,107.80	7.36	1,000.00	1,017.95	7.04	1.40
Class R	1,000.00	1,108.30	6.04	1,000.00	1,019.20	5.79	1.15
PIMCO StocksPLUS® Long Duration Fund
Institutional Class	$1,000.00	$1,090.80	$3.13	$1,000.00	$1,021.94	$3.02	0.60%
PIMCO StocksPLUS® Absolute Return Fund
Institutional Class	$1,000.00	$1,112.60	$3.37	$1,000.00	$1,021.74	$3.23	0.64%
Class P	1,000.00	1,111.90	3.90	1,000.00	1,021.24	3.73	0.74
Class D	1,000.00	1,108.70	5.47	1,000.00	1,019.75	5.24	1.04
Class A	1,000.00	1,110.60	5.47	1,000.00	1,019.75	5.24	1.04
Class B	1,000.00	1,105.80	9.40	1,000.00	1,016.01	9.00	1.79
Class C	1,000.00	1,106.10	9.40	1,000.00	1,016.01	9.00	1.79
PIMCO StocksPLUS® AR Short Strategy Fund
Institutional Class	$1,000.00	$919.60	$3.11	$1,000.00	$1,021.69	$3.28	0.65%
Class P	1,000.00	919.80	3.59	1,000.00	1,021.19	3.78	0.75
Class D	1,000.00	918.10	5.02	1,000.00	1,019.70	5.29	1.05
Class A	1,000.00	915.50	5.01	1,000.00	1,019.70	5.29	1.05
Class C	1,000.00	913.60	8.59	1,000.00	1,015.96	9.05	1.80

20	PIMCO EQUITY-RELATED STRATEGY FUNDS

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Worldwide Fundamental Advantage AR Strategy Fund(a)
Institutional Class	$1,000.00	$1,015.70	$3.25	$1,000.00	$1,020.00	$4.99	0.99%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 8 in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 11/30/12 for Actual Performance. Expenses paid in the Actual Performance section are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 119/365 for the PIMCO Worldwide Fundamental Advantage AR Strategy Fund (to reflect the period since the inception date of 11/30/12). Hypothetical expenses reflect an amount as if the classes had been operational for the entire fiscal half year.

ANNUAL REPORT	MARCH 31, 2013	21

Benchmark Descriptions

Benchmark Legal Name	Benchmark Description

3 Month USD LIBOR Index	3 Month USD LIBOR Index. LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in the U.K. Eurodollar market. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

FTSE RAFI® Emerging Markets Index	The FTSE RAFI® Emerging Markets Index is part of the FTSE RAFI® Index Series, launched in association with Research Affiliates. As part of FTSE Group’s range of non market-cap weighted indexes, the FTSE RAFI® Index Series weights index constituents using four fundamental factors, rather than market capitalisation. These factors include dividends, cash flow, sales and book value. The FTSE RAFI® Emerging Markets Index is designed to provide investors with a tool to enable investment in emerging markets whilst using fundamental weightings methodology. The FTSE RAFI® Emerging Markets Index consists of the 350 companies with the largest RAFI fundamental values, selected from the constituents of the FTSE Emerging Markets Index. It is not possible to invest directly in an unmanaged index.

FTSE RAFI® US 1000 Index	FTSE RAFI® US 1000 Index is part of the FTSE RAFI® Index Series, launched in association with Research Affiliates. As part of FTSE Group’s range of nonmarket cap weighted indices, the FTSE RAFI® Index Series weights index constituents using four fundamental factors, rather than market capitalization. These factors include dividends, cash flow, sales and book value. The FTSE RAFI® US 1000 Index comprises the largest 1000 US-listed companies by fundamental value, selected from the constituents of the FTSE US All Cap Index, part of the FTSE Global Equity Index Series (GEIS). The total return index calculations add the income a stock’s dividend provides to the performance of the index. It is not possible to invest directly in an unmanaged index.

Inverse of S&P 500 Index	Inverse of S&P 500 Index is the negative equivalent of the return of the S&P 500 index. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market It is not possible to invest directly in an unmanaged index.

MSCI EAFE Net Dividend Hedged USD Index	MSCI EAFE Net Dividend Hedged USD Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a hedged basis. It is not possible to invest directly in the index.

MSCI EAFE Net Dividend Index (USD Unhedged)	MSCI EAFE Net Dividend Index (USD Unhedged) is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a unhedged basis. It is not possible to invest directly in the index.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. It is not possible to invest directly in an unmanaged index.

22	PIMCO EQUITY-RELATED STRATEGY FUNDS

Benchmark Legal Name	Benchmark Description

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

S&P 500 Index + Barclays Long-Term Government/Credit Index—3 Month LIBOR	S&P 500 Index + Barclays Long-Term Government/Credit Index—3 Month LIBOR: The benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Barclays Long-Term Government/Credit Index and subtracting 3-Month LIBOR. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The 3 Month LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2013	23

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO EM Fundamental IndexPLUS® AR Strategy Fund
Institutional Class
03/31/2013	$10.14	$0.11	$0.61	$0.72	$(0.77)	$0.00	$0.00	$(0.77)
03/31/2012	11.24	0.13	(0.91)	(0.78)	(0.32)	0.00	0.00	(0.32)
03/31/2011	11.10	0.13	2.52	2.65	(2.22)	(0.29)	0.00	(2.51)
03/31/2010	10.34	0.28	9.91	10.19	(9.03)	(0.40)	0.00	(9.43)
11/26/2008 - 03/31/2009	10.00	0.07	1.03	1.10	(0.76)	0.00	0.00	(0.76)
Class P
03/31/2013	10.18	0.09	0.63	0.72	(0.78)	0.00	0.00	(0.78)
03/31/2012	11.24	0.11	(0.90)	(0.79)	(0.27)	0.00	0.00	(0.27)
01/07/2011 - 03/31/2011	10.85	0.03	0.36	0.39	0.00	0.00	0.00	0.00
Administrative Class
05/31/2012 - 03/31/2013	8.98	0.06	1.81	1.87	(0.79)	0.00	0.00	(0.79)

PIMCO Fundamental Advantage Absolute Return Strategy Fund
Institutional Class
03/31/2013	$4.03	$0.08	$0.44	$0.52	$(0.09)	$0.00	$0.00	$(0.09)
03/31/2012	4.41	0.09	(0.13)	(0.04)	(0.34)	0.00	0.00	(0.34)
03/31/2011	4.62	0.07	0.28	0.35	(0.56)	0.00	0.00	(0.56)
03/31/2010	4.38	0.07	1.07	1.14	(0.73)	(0.17)	0.00	(0.90)
03/31/2009	10.00	0.37	(0.86)	(0.49)	(0.02)	(5.11)	0.00	(5.13)
Class P
03/31/2013	4.02	0.09	0.42	0.51	(0.08)	0.00	0.00	(0.08)
03/31/2012	4.40	0.10	(0.14)	(0.04)	(0.34)	0.00	0.00	(0.34)
06/30/2010 - 03/31/2011	4.71	0.05	0.13	0.18	(0.49)	0.00	0.00	(0.49)
Class D
03/31/2013	3.96	0.07	0.41	0.48	(0.06)	0.00	0.00	(0.06)
03/31/2012	4.34	0.08	(0.13)	(0.05)	(0.33)	0.00	0.00	(0.33)
03/31/2011	4.56	0.05	0.27	0.32	(0.54)	0.00	0.00	(0.54)
03/31/2010	4.35	0.04	1.07	1.11	(0.73)	(0.17)	0.00	(0.90)
07/31/2008 - 03/31/2009	9.81	0.23	(0.57)	(0.34)	(0.01)	(5.11)	0.00	(5.12)
Class A
03/31/2013	3.97	0.07	0.41	0.48	(0.05)	0.00	0.00	(0.05)
03/31/2012	4.35	0.08	(0.13)	(0.05)	(0.33)	0.00	0.00	(0.33)
03/31/2011	4.57	0.05	0.27	0.32	(0.54)	0.00	0.00	(0.54)
03/31/2010	4.36	0.06	1.04	1.10	(0.72)	(0.17)	0.00	(0.89)
07/31/2008 - 03/31/2009	9.81	0.24	(0.56)	(0.32)	(0.02)	(5.11)	0.00	(5.13)
Class C
03/31/2013	3.99	0.04	0.42	0.46	(0.02)	0.00	0.00	(0.02)
03/31/2012	4.38	0.05	(0.13)	(0.08)	(0.31)	0.00	0.00	(0.31)
03/31/2011	4.61	0.01	0.27	0.28	(0.51)	0.00	0.00	(0.51)
03/31/2010	4.41	0.02	1.06	1.08	(0.71)	(0.17)	0.00	(0.88)
07/31/2008 - 03/31/2009	9.81	0.21	(0.49)	(0.28)	(0.01)	(5.11)	0.00	(5.12)

PIMCO Fundamental IndexPLUS® AR Fund
Institutional Class
03/31/2013	$5.86	$0.08	$1.37	$1.45	$(0.74)	$0.00	$0.00	$(0.74)
03/31/2012	5.94	0.09	0.49	0.58	(0.66)	0.00	0.00	(0.66)
03/31/2011	6.07	0.15	1.16	1.31	(1.44)	0.00	0.00	(1.44)
03/31/2010	4.82	0.40	4.41	4.81	(3.56)	0.00	0.00	(3.56)
03/31/2009	9.42	0.37	(4.84)	(4.47)	0.00	(0.08)	(0.05)	(0.13)
Class P
03/31/2013	5.85	0.07	1.37	1.44	(0.74)	0.00	0.00	(0.74)
03/31/2012	5.93	0.09	0.48	0.57	(0.65)	0.00	0.00	(0.65)
03/31/2011	6.07	0.14	1.15	1.29	(1.43)	0.00	0.00	(1.43)
03/31/2010	4.82	0.38	4.42	4.80	(3.55)	0.00	0.00	(3.55)
04/30/2008 - 03/31/2009	9.93	0.36	(5.34)	(4.98)	0.00	(0.08)	(0.05)	(0.13)

Please see footnotes on page 34.

24	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$10.09	6.95%	$5,989,049	1.25%		1.25%		1.25%		1.25%		1.08%		399%
10.14	(6.70)	4,715,043	1.25		1.25		1.25		1.25		1.37		774
11.24	24.97	2,399,802	1.25		1.25		1.25		1.25		1.13		517
11.10	104.46	368,540	1.26		1.26		1.25		1.25		1.99		589
10.34	10.94	178,966	1.25	*	1.25	*	1.25	*	1.25	*	2.06	*	244

10.12	6.91	5,648	1.35		1.35		1.35		1.35		0.89		399
10.18	(6.86)	2,771	1.35		1.35		1.35		1.35		1.14		774
11.24	3.59	30	1.35	*	1.35	*	1.35	*	1.35	*	1.36	*	517

10.06	20.64	127	1.50	*	1.50	*	1.50	*	1.50	*	0.73	*	399

$4.46	12.83%	$3,172,910	0.90%		0.90%		0.89%		0.89%		1.94%		321%
4.03	(0.77)	1,490,114	0.91		0.91		0.89		0.89		2.10		629
4.41	7.74	4,645,834	0.89		0.89		0.89		0.89		1.40		512
4.62	26.73	3,321,122	0.90		0.90		0.89		0.89		1.50		301
4.38	(3.56)	220,383	1.48		1.48		0.89		0.89		4.50		621

4.45	12.71	51,049	1.00		1.00		0.99		0.99		2.03		321
4.02	(0.81)	22,608	1.01		1.01		0.99		0.99		2.30		629
4.40	4.04	16,685	0.99	*	0.99	*	0.99	*	0.99	*	1.48	*	512

4.38	12.24	53,320	1.30		1.30		1.29		1.29		1.73		321
3.96	(1.08)	41,035	1.31		1.31		1.29		1.29		1.90		629
4.34	7.19	76,463	1.29		1.29		1.29		1.29		1.02		512
4.56	26.10	27,219	1.30		1.30		1.29		1.29		0.85		301
4.35	(2.02)	99	2.75	*	2.75	*	1.29	*	1.29	*	7.08	*	621

4.40	12.21	58,810	1.30		1.30		1.29		1.29		1.78		321
3.97	(1.05)	66,096	1.31		1.31		1.29		1.29		1.90		629
4.35	7.29	93,291	1.29		1.29		1.29		1.29		1.10		512
4.57	25.95	14,754	1.30		1.30		1.29		1.29		1.21		301
4.36	(1.90)	764	2.89	*	2.89	*	1.29	*	1.29	*	6.65	*	621

4.43	11.53	21,996	2.05		2.05		2.04		2.04		1.02		321
3.99	(1.88)	20,658	2.06		2.06		2.04		2.04		1.16		629
4.38	6.33	25,766	2.04		2.04		2.04		2.04		0.32		512
4.61	25.14	4,945	2.06		2.06		2.04		2.04		0.47		301
4.41	(1.59)	387	3.43	*	3.43	*	2.04	*	2.04	*	5.14	*	621

$6.57	26.73%	$1,010,658	0.79%		0.79%		0.79%		0.79%		1.29%		506%
5.86	10.92	351,353	0.79		0.79		0.79		0.79		1.59		1,047
5.94	25.43	210,946	0.80		0.80		0.79		0.79		2.55		453
6.07	107.06	206,500	0.97		0.97		0.79		0.79		5.94		786
4.82	(47.60)	525,176	1.60		1.60		0.79		0.79		5.54		564

6.55	26.55	153,162	0.89		0.89		0.89		0.89		1.22		506
5.85	10.91	22,443	0.89		0.89		0.89		0.89		1.56		1,047
5.93	25.17	6,672	0.90		0.90		0.89		0.89		2.40		453
6.07	106.76	1,087	0.99		0.99		0.89		0.89		5.22		786
4.82	(50.31)	5	1.73	*	1.73	*	0.89	*	0.89	*	5.61	*	564

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2013	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Fundamental IndexPLUS® AR Fund (Cont.)
Administrative Class
03/31/2013	$5.80	$0.06	$1.34	$1.40	$(0.72)	$0.00	$0.00	$(0.72)
03/31/2012	5.88	0.08	0.49	0.57	(0.65)	0.00	0.00	(0.65)
03/31/2011	6.03	0.13	1.14	1.27	(1.42)	0.00	0.00	(1.42)
03/31/2010	4.81	0.36	4.41	4.77	(3.55)	0.00	0.00	(3.55)
03/31/2009	9.41	0.39	(4.87)	(4.48)	0.00	(0.08)	(0.04)	(0.12)
Class D
03/31/2013	5.72	0.05	1.33	1.38	(0.71)	0.00	0.00	(0.71)
03/31/2012	5.81	0.07	0.47	0.54	(0.63)	0.00	0.00	(0.63)
03/31/2011	5.97	0.12	1.14	1.26	(1.42)	0.00	0.00	(1.42)
03/31/2010	4.79	0.34	4.39	4.73	(3.55)	0.00	0.00	(3.55)
03/31/2009	9.38	0.38	(4.85)	(4.47)	0.00	(0.08)	(0.04)	(0.12)
Class A
03/31/2013	5.72	0.05	1.33	1.38	(0.70)	0.00	0.00	(0.70)
03/31/2012	5.81	0.07	0.48	0.55	(0.64)	0.00	0.00	(0.64)
03/31/2011	5.98	0.12	1.13	1.25	(1.42)	0.00	0.00	(1.42)
03/31/2010	4.79	0.34	4.40	4.74	(3.55)	0.00	0.00	(3.55)
03/31/2009	9.38	0.38	(4.85)	(4.47)	0.00	(0.08)	(0.04)	(0.12)
Class C
03/31/2013	5.51	0.01	1.28	1.29	(0.64)	0.00	0.00	(0.64)
03/31/2012	5.63	0.03	0.45	0.48	(0.60)	0.00	0.00	(0.60)
03/31/2011	5.84	0.08	1.09	1.17	(1.38)	0.00	0.00	(1.38)
03/31/2010	4.74	0.29	4.33	4.62	(3.52)	0.00	0.00	(3.52)
03/31/2009	9.32	0.33	(4.81)	(4.48)	0.00	(0.08)	(0.02)	(0.10)

PIMCO International Fundamental IndexPLUS® AR Strategy Fund
Institutional Class
03/31/2013	$11.37	$0.12	$1.65	$1.77	$(1.70)	$(0.18)	$0.00	$(1.88)
09/30/2011 - 03/31/2012	10.00	0.05	1.43	1.48	(0.11)	0.00	0.00	(0.11)

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)
Institutional Class
03/31/2013	$6.17	$0.10	$1.05	$1.15	$(0.49)	$(0.06)	$0.00	$(0.55)
03/31/2012	6.64	0.11	(0.33)	(0.22)	(0.25)	0.00	0.00	(0.25)
03/31/2011	6.40	0.12	0.84	0.96	(0.65)	(0.07)	0.00	(0.72)
03/31/2010	4.60	0.20	3.60	3.80	(2.00)	0.00	0.00	(2.00)
03/31/2009	9.55	0.36	(5.13)	(4.77)	0.00	(0.06)	(0.12)	(0.18)
Class P
03/31/2013	6.19	0.10	1.06	1.16	(0.50)	(0.06)	0.00	(0.56)
03/31/2012	6.67	0.11	(0.35)	(0.24)	(0.24)	0.00	0.00	(0.24)
03/31/2011	6.40	0.11	0.86	0.97	(0.63)	(0.07)	0.00	(0.70)
03/31/2010	4.60	0.20	3.59	3.79	(1.99)	0.00	0.00	(1.99)
04/30/2008 - 03/31/2009	10.14	0.32	(5.68)	(5.36)	0.00	(0.06)	(0.12)	(0.18)
Administrative Class
03/31/2013	6.13	0.08	1.09	1.17	(0.53)	(0.06)	0.00	(0.59)
03/31/2012	6.61	0.10	(0.34)	(0.24)	(0.24)	0.00	0.00	(0.24)
03/31/2011	6.37	0.10	0.85	0.95	(0.64)	(0.07)	0.00	(0.71)
03/31/2010	4.59	0.19	3.58	3.77	(1.99)	0.00	0.00	(1.99)
03/31/2009	9.54	0.34	(5.12)	(4.78)	0.00	(0.06)	(0.11)	(0.17)
Class D
03/31/2013	6.10	0.07	1.04	1.11	(0.45)	(0.06)	0.00	(0.51)
03/31/2012	6.57	0.09	(0.33)	(0.24)	(0.23)	0.00	0.00	(0.23)
03/31/2011	6.32	0.09	0.85	0.94	(0.62)	(0.07)	0.00	(0.69)
03/31/2010	4.57	0.17	3.57	3.74	(1.99)	0.00	0.00	(1.99)
03/31/2009	9.49	0.36	(5.12)	(4.76)	0.00	(0.06)	(0.10)	(0.16)

Please see footnotes on page 34.

26	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**

$6.48	26.13%	$30,040	1.04%	1.04%	1.04%	1.04%	1.00%	506%
5.80	10.87	2,163	1.04	1.04	1.04	1.04	1.44	1,047
5.88	24.89	59	1.05	1.05	1.04	1.04	2.26	453
6.03	106.50	13	1.17	1.17	1.04	1.04	5.25	786
4.81	(47.72)	6	1.91	1.91	1.04	1.04	5.36	564

6.39	26.04	429,208	1.19	1.19	1.19	1.19	0.91	506
5.72	10.53	91,205	1.19	1.19	1.19	1.19	1.34	1,047
5.81	24.99	81,839	1.20	1.20	1.19	1.19	2.15	453
5.97	105.95	4,725	1.32	1.32	1.19	1.19	5.02	786
4.79	(47.80)	1,712	2.07	2.07	1.19	1.19	5.19	564

6.40	26.10	291,184	1.19	1.19	1.19	1.19	0.92	506
5.72	10.62	97,573	1.19	1.19	1.19	1.19	1.33	1,047
5.81	24.77	69,302	1.20	1.20	1.19	1.19	2.09	453
5.98	106.17	16,155	1.32	1.32	1.19	1.19	5.05	786
4.79	(47.81)	7,882	2.07	2.07	1.19	1.19	5.17	564

6.16	25.19	115,909	1.94	1.94	1.94	1.94	0.17	506
5.51	9.71	33,921	1.94	1.94	1.94	1.94	0.56	1,047
5.63	23.86	20,521	1.95	1.95	1.94	1.94	1.37	453
5.84	104.72	6,433	2.07	2.07	1.94	1.94	4.33	786
4.74	(48.13)	2,941	2.79	2.79	1.94	1.94	4.34	564

$11.26	16.05%	$3,418,499	0.85%	0.85%	0.84%	0.84%	1.05%	452%
11.37	14.77	1,258,123	0.84 *	0.85 *	0.84 *	0.85 *	0.83 *	347

$6.77	19.02%	$1,112,067	0.65%	0.65%	0.64%	0.64%	1.59%	574%
6.17	(2.95)	909,672	0.64	0.64	0.64	0.64	1.83	778
6.64	15.90	395,385	0.65	0.65	0.64	0.64	1.78	427
6.40	84.13	68,672	0.65	0.65	0.64	0.64	3.04	493
4.60	(50.26)	37,609	1.68	1.68	0.64	0.64	5.12	456

6.79	19.13	13,272	0.75	0.75	0.74	0.74	1.47	574
6.19	(3.17)	2,906	0.74	0.74	0.74	0.74	1.73	778
6.67	16.04	113	0.75	0.75	0.74	0.74	1.80	427
6.40	83.88	15	0.75	0.75	0.74	0.74	2.82	493
4.60	(53.16)	5	1.73 *	1.73 *	0.74 *	0.74 *	5.07 *	456

6.71	19.64	1,349	0.90	0.90	0.89	0.89	1.21	574
6.13	(3.32)	11	0.89	0.89	0.89	0.89	1.58	778
6.61	15.75	11	0.90	0.90	0.89	0.89	1.60	427
6.37	83.60	10	0.90	0.90	0.89	0.89	2.80	493
4.59	(50.37)	5	1.94	1.94	0.89	0.89	4.86	456

6.70	18.66	25,444	1.05	1.05	1.04	1.04	1.17	574
6.10	(3.25)	18,507	1.04	1.04	1.04	1.04	1.49	778
6.57	15.58	3,294	1.05	1.05	1.04	1.04	1.40	427
6.32	83.30	3,235	1.05	1.05	1.04	1.04	2.49	493
4.57	(50.39)	497	2.08	2.08	1.04	1.04	4.78	456

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2013	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)		Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)
Class A
03/31/2013	$6.08	$0.07		$1.04	$1.11	$(0.45)	$(0.06)	$0.00	$(0.51)
03/31/2012	6.56	0.09		(0.34)	(0.25)	(0.23)	0.00	0.00	(0.23)
03/31/2011	6.33	0.09		0.84	0.93	(0.63)	(0.07)	0.00	(0.70)
03/31/2010	4.57	0.15		3.60	3.75	(1.99)	0.00	0.00	(1.99)
03/31/2009	9.51	0.34		(5.11)	(4.77)	0.00	(0.06)	(0.11)	(0.17)
Class C
03/31/2013	5.93	0.03		1.00	1.03	(0.37)	(0.06)	0.00	(0.43)
03/31/2012	6.42	0.04		(0.33)	(0.29)	(0.20)	0.00	0.00	(0.20)
03/31/2011	6.22	0.04		0.83	0.87	(0.60)	(0.07)	0.00	(0.67)
03/31/2010	4.53	0.11		3.54	3.65	(1.96)	0.00	0.00	(1.96)
03/31/2009	9.45	0.30		(5.07)	(4.77)	0.00	(0.06)	(0.09)	(0.15)

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)
Institutional Class
03/31/2013	$6.76	$0.08		$1.44	$1.52	$(0.66)	$(0.11)	$0.00	$(0.77)
03/31/2012	7.41	0.17		(0.31)	(0.14)	(0.41)	(0.10)	0.00	(0.51)
03/31/2011	9.32	0.27		0.45	0.72	(2.63)	0.00	0.00	(2.63)
03/31/2010	6.46	0.54		4.29	4.83	(1.69)	(0.28)	0.00	(1.97)
03/31/2009	10.31	0.54		(4.38)	(3.84)	(0.01)	0.00	0.00	(0.01)
Class P
03/31/2013	6.75	0.02		1.49	1.51	(0.68)	(0.11)	0.00	(0.79)
03/09/2012 - 03/31/2012	6.88	0.01		(0.03)	(0.02)	(0.11)	0.00	0.00	(0.11)
Class D
03/31/2013	6.58	0.02		1.44	1.46	(0.65)	(0.11)	0.00	(0.76)
03/31/2012	7.24	0.15		(0.31)	(0.16)	(0.40)	(0.10)	0.00	(0.50)
03/31/2011	9.16	0.24		0.43	0.67	(2.59)	0.00	0.00	(2.59)
03/31/2010	6.38	0.38		4.35	4.73	(1.67)	(0.28)	0.00	(1.95)
03/31/2009	10.22	0.54		(4.38)	(3.84)	0.00	0.00	0.00	0.00
Class A
03/31/2013	6.57	0.04		1.42	1.46	(0.64)	(0.11)	0.00	(0.75)
03/31/2012	7.23	0.15		(0.31)	(0.16)	(0.40)	(0.10)	0.00	(0.50)
03/31/2011	9.17	0.24		0.42	0.66	(2.60)	0.00	0.00	(2.60)
03/31/2010	6.38	0.44		4.30	4.74	(1.67)	(0.28)	0.00	(1.95)
03/31/2009	10.23	0.53		(4.38)	(3.85)	0.00	0.00	0.00	0.00
Class B
03/31/2013	6.28	0.03		1.31	1.34	(0.48)	(0.11)	0.00	(0.59)
03/31/2012	6.96	0.10		(0.30)	(0.20)	(0.38)	(0.10)	0.00	(0.48)
03/31/2011	8.90	0.17		0.42	0.59	(2.53)	0.00	0.00	(2.53)
03/31/2010	6.25	0.39		4.17	4.56	(1.63)	(0.28)	0.00	(1.91)
03/31/2009	10.08	0.46		(4.29)	(3.83)	0.00	0.00	0.00	0.00
Class C
03/31/2013	6.26	(0.00	)^	1.33	1.33	(0.56)	(0.11)	0.00	(0.67)
03/31/2012	6.95	0.10		(0.31)	(0.21)	(0.38)	(0.10)	0.00	(0.48)
03/31/2011	8.91	0.17		0.42	0.59	(2.55)	0.00	0.00	(2.55)
03/31/2010	6.26	0.39		4.18	4.57	(1.64)	(0.28)	0.00	(1.92)
03/31/2009	10.10	0.46		(4.30)	(3.84)	0.00	0.00	0.00	0.00

PIMCO Small Cap StocksPLUS® AR Strategy Fund
Institutional Class
03/31/2013	$7.77	$0.13		$1.76	$1.89	$(0.63)	$0.00	$0.00	$(0.63)
03/31/2012	8.10	0.15		(0.10)	0.05	(0.38)	0.00	0.00	(0.38)
03/31/2011	6.97	0.14		2.21	2.35	(1.22)	0.00	0.00	(1.22)
03/31/2010	5.63	0.33		4.64	4.97	(3.63)	0.00	0.00	(3.63)
03/31/2009	9.07	0.26		(3.65)	(3.39)	(0.01)	0.00	(0.04)	(0.05)

Please see footnotes on page 34.

28	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**

$6.68	18.69%	$13,652	1.05%	1.05%	1.04%	1.04%	1.17%	574%
6.08	(3.45)	5,718	1.04	1.04	1.04	1.04	1.43	778
6.56	15.49	5,090	1.05	1.05	1.04	1.04	1.53	427
6.33	83.63	7,146	1.05	1.05	1.04	1.04	2.32	493
4.57	(50.47)	540	2.10	2.10	1.04	1.04	4.69	456

6.53	17.78	4,276	1.80	1.80	1.79	1.79	0.45	574
5.93	(4.18)	2,105	1.79	1.79	1.79	1.79	0.71	778
6.42	14.70	1,039	1.80	1.80	1.79	1.79	0.72	427
6.22	81.99	716	1.80	1.80	1.79	1.79	1.56	493
4.53	(50.76)	71	2.88	2.88	1.79	1.79	3.97	456

$7.51	24.04%	$279,791	0.76%	0.76%	0.75%	0.75%	1.18%	510%
6.76	(1.62)	111,595	0.76	0.76	0.75	0.75	2.63	896
7.41	8.75	125,963	0.76	0.76	0.75	0.75	3.10	1,051
9.32	76.88	162,453	0.95	0.95	0.75	0.75	6.16	1,196
6.46	(37.30)	217,610	2.45	2.45	0.75	0.75	6.64	1,001

7.47	23.94	7,591	0.86	0.86	0.85	0.85	0.33	510
6.75	(0.23)	10	0.86 *	0.86 *	0.85 *	0.85 *	2.39 *	896

7.28	23.65	193,252	1.16	1.16	1.15	1.15	0.28	510
6.58	(1.97)	14,524	1.16	1.16	1.15	1.15	2.28	896
7.24	8.31	34,149	1.16	1.16	1.15	1.15	2.79	1,051
9.16	76.21	47,459	1.20	1.20	1.15	1.15	4.04	1,196
6.38	(37.57)	3,580	2.97	2.97	1.15	1.15	6.22	1,001

7.28	23.67	63,609	1.16	1.16	1.15	1.15	0.56	510
6.57	(1.95)	12,271	1.16	1.16	1.15	1.15	2.29	896
7.23	8.23	24,117	1.16	1.16	1.15	1.15	2.84	1,051
9.17	76.37	11,470	1.28	1.28	1.15	1.15	4.92	1,196
6.38	(37.63)	5,192	2.95	2.95	1.15	1.15	6.19	1,001

7.03	22.61	544	1.91	1.91	1.90	1.90	0.44	510
6.28	(2.66)	903	1.91	1.91	1.90	1.90	1.54	896
6.96	7.59	2,338	1.91	1.91	1.90	1.90	2.08	1,051
8.90	75.05	3,580	2.05	2.05	1.90	1.90	4.53	1,196
6.25	(38.00)	2,702	3.72	3.72	1.90	1.90	5.32	1,001

6.92	22.61	18,589	1.91	1.91	1.90	1.90	(0.07)	510
6.26	(2.80)	5,042	1.91	1.91	1.90	1.90	1.53	896
6.95	7.56	9,754	1.91	1.91	1.90	1.90	2.11	1,051
8.91	75.03	4,949	2.05	2.05	1.90	1.90	4.43	1,196
6.26	(38.02)	2,751	3.72	3.72	1.90	1.90	5.39	1,001

$9.03	25.60%	$316,979	0.69%	0.69%	0.69%	0.69%	1.63%	566%
7.77	1.17	171,799	0.69	0.69	0.69	0.69	2.10	666
8.10	35.77	201,665	0.71	0.71	0.69	0.69	1.94	571
6.97	94.74	154,296	0.79	0.79	0.69	0.69	4.42	762
5.63	(37.56)	450,524	1.02	1.02	0.69	0.69	3.89	609

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2013	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)
Class P
03/31/2013	$7.76	$0.12	$1.75	$1.87	$(0.64)	$0.00	$0.00	$(0.64)
03/31/2012	8.09	0.17	(0.13)	0.04	(0.37)	0.00	0.00	(0.37)
03/31/2011	6.97	0.13	2.20	2.33	(1.21)	0.00	0.00	(1.21)
03/31/2010	5.63	0.16	4.81	4.97	(3.63)	0.00	0.00	(3.63)
04/30/2008 - 03/31/2009	9.49	0.27	(4.09)	(3.82)	0.00	0.00	(0.04)	(0.04)
Class D
03/31/2013	7.66	0.10	1.73	1.83	(0.59)	0.00	0.00	(0.59)
03/31/2012	7.98	0.14	(0.11)	0.03	(0.35)	0.00	0.00	(0.35)
03/31/2011	6.91	0.12	2.17	2.29	(1.22)	0.00	0.00	(1.22)
03/31/2010	5.61	0.23	4.69	4.92	(3.62)	0.00	0.00	(3.62)
03/31/2009	9.04	0.28	(3.69)	(3.41)	0.00	0.00	(0.02)	(0.02)
Class A
03/31/2013	7.69	0.10	1.74	1.84	(0.59)	0.00	0.00	(0.59)
03/31/2012	8.03	0.14	(0.13)	0.01	(0.35)	0.00	0.00	(0.35)
03/31/2011	6.93	0.12	2.19	2.31	(1.21)	0.00	0.00	(1.21)
03/31/2010	5.62	0.25	4.69	4.94	(3.63)	0.00	0.00	(3.63)
03/31/2009	9.06	0.27	(3.68)	(3.41)	0.00	0.00	(0.03)	(0.03)
Class C
03/31/2013	7.37	0.04	1.67	1.71	(0.49)	0.00	0.00	(0.49)
03/31/2012	7.72	0.08	(0.12)	(0.04)	(0.31)	0.00	0.00	(0.31)
03/31/2011	6.73	0.06	2.12	2.18	(1.19)	0.00	0.00	(1.19)
03/31/2010	5.54	0.24	4.55	4.79	(3.60)	0.00	0.00	(3.60)
03/31/2009	8.97	0.22	(3.65)	(3.43)	0.00	0.00	0.00	0.00

PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund
Institutional Class
03/31/2013	$12.42	$0.17	$2.62	$2.79	$(1.83)	$(0.21)	$0.00	$(2.04)
09/30/2011 - 03/31/2012	10.00	0.05	3.13	3.18	(0.76)	0.00	0.00	(0.76)

PIMCO StocksPLUS® Fund
Institutional Class
03/31/2013	$8.67	$0.11	$1.33	$1.44	$(0.32)	$(0.59)	$0.00	$(0.91)
03/31/2012	8.93	0.08	0.56	0.64	(0.41)	(0.49)	0.00	(0.90)
03/31/2011	8.27	0.12	1.30	1.42	(0.76)	0.00	0.00	(0.76)
03/31/2010	4.94	0.13	3.39	3.52	(0.19)	0.00	0.00	(0.19)
03/31/2009	9.95	0.33	(4.72)	(4.39)	(0.62)	0.00	0.00	(0.62)
Class P
03/31/2013	8.68	0.10	1.33	1.43	(0.32)	(0.59)	0.00	(0.91)
03/31/2012	8.95	0.07	0.55	0.62	(0.40)	(0.49)	0.00	(0.89)
03/31/2011	8.28	0.12	1.29	1.41	(0.74)	0.00	0.00	(0.74)
03/31/2010	4.94	0.11	3.41	3.52	(0.18)	0.00	0.00	(0.18)
04/30/2008 - 03/31/2009	10.55	0.28	(5.27)	(4.99)	(0.62)	0.00	0.00	(0.62)
Administrative Class
03/31/2013	8.38	0.11	1.29	1.40	(0.34)	(0.59)	0.00	(0.93)
03/31/2012	8.67	0.06	0.54	0.60	(0.40)	(0.49)	0.00	(0.89)
03/31/2011	8.05	0.10	1.26	1.36	(0.74)	0.00	0.00	(0.74)
03/31/2010	4.82	0.13	3.29	3.42	(0.19)	0.00	0.00	(0.19)
03/31/2009	9.71	0.31	(4.61)	(4.30)	(0.59)	0.00	0.00	(0.59)
Class D
03/31/2013	8.28	0.07	1.26	1.33	(0.25)	(0.59)	0.00	(0.84)
03/31/2012	8.57	0.05	0.53	0.58	(0.38)	(0.49)	0.00	(0.87)
03/31/2011	7.97	0.08	1.25	1.33	(0.73)	0.00	0.00	(0.73)
03/31/2010	4.77	0.11	3.28	3.39	(0.19)	0.00	0.00	(0.19)
03/31/2009	9.65	0.28	(4.57)	(4.29)	(0.59)	0.00	0.00	(0.59)

Please see footnotes on page 34.

30	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$8.99	25.34%	$58,393	0.79%		0.79%		0.79%		0.79%		1.45%		566%
7.76	1.04	5,348	0.79		0.79		0.79		0.79		2.32		666
8.09	35.41	2,234	0.81		0.81		0.79		0.79		1.75		571
6.97	94.65	1,868	0.80		0.80		0.79		0.79		2.33		762
5.63	(40.39)	6	1.15	*	1.15	*	0.79	*	0.79	*	3.88	*	609

8.90	25.00	255,795	1.09		1.09		1.09		1.09		1.21		566
7.66	0.94	95,341	1.09		1.09		1.09		1.09		1.89		666
7.98	35.09	106,387	1.13		1.13		1.09		1.09		1.59		571
6.91	94.07	1,780	1.13		1.13		1.09		1.09		3.03		762
5.61	(37.80)	124	1.58		1.58		1.09		1.09		3.73		609

8.94	25.04	175,145	1.09		1.09		1.09		1.09		1.21		566
7.69	0.71	54,972	1.09		1.09		1.09		1.09		1.87		666
8.03	35.30	63,897	1.13		1.13		1.09		1.09		1.64		571
6.93	94.12	11,941	1.16		1.16		1.09		1.09		3.32		762
5.62	(37.73)	823	1.48		1.48		1.09		1.09		3.95		609

8.59	24.20	61,217	1.84		1.84		1.84		1.84		0.48		566
7.37	(0.07)	22,989	1.84		1.84		1.84		1.84		1.11		666
7.72	34.24	19,329	1.88		1.88		1.84		1.84		0.89		571
6.73	92.51	1,615	1.94		1.94		1.84		1.84		3.29		762
5.54	(38.24)	744	2.32		2.32		1.84		1.84		3.24		609

$13.17	25.22%	$526,969	0.84%		0.84%		0.84%		0.84%		1.40%		385%
12.42	32.56	417,462	0.84	*	0.86	*	0.84	*	0.86	*	0.91	*	227

$9.20	17.72%	$857,270	0.50%		0.50%		0.50%		0.50%		1.24%		321%
8.67	8.52	1,313,949	0.50		0.50		0.50		0.50		0.95		404
8.93	18.59	1,193,012	0.50		0.50		0.50		0.50		1.49		225
8.27	71.35	654,432	0.54		0.54		0.50		0.50		1.82		392
4.94	(46.33)	143,460	1.10		1.10		0.50		0.50		4.18		425

9.20	17.58	13,058	0.60		0.60		0.60		0.60		1.16		321
8.68	8.25	1,149	0.60		0.60		0.60		0.60		0.89		404
8.95	18.53	995	0.60		0.60		0.60		0.60		1.36		225
8.28	71.31	315	0.61		0.61		0.60		0.60		1.49		392
4.94	(49.40)	5	1.23	*	1.23	*	0.60	*	0.60	*	4.23	*	425

8.85	17.97	5,063	0.75		0.75		0.75		0.75		1.28		321
8.38	8.17	3,378	0.75		0.75		0.75		0.75		0.73		404
8.67	18.30	3,355	0.75		0.75		0.75		0.75		1.23		225
8.05	70.96	2,857	0.79		0.79		0.75		0.75		1.94		392
4.82	(46.41)	1,665	1.31		1.31		0.75		0.75		3.86		425

8.77	17.27	22,003	0.90		0.90		0.90		0.90		0.86		321
8.28	8.07	6,953	0.90		0.90		0.90		0.90		0.57		404
8.57	18.11	11,501	0.90		0.90		0.90		0.90		1.02		225
7.97	71.00	8,827	0.94		0.94		0.90		0.90		1.59		392
4.77	(46.59)	2,572	1.53		1.53		0.90		0.90		3.83		425

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2013	31

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO StocksPLUS® Fund (Cont.)
Class A
03/31/2013	$8.31	$0.07	$1.28	$1.35	$(0.26)	$(0.59)	$0.00	$(0.85)
03/31/2012	8.61	0.05	0.52	0.57	(0.38)	(0.49)	0.00	(0.87)
03/31/2011	8.00	0.08	1.26	1.34	(0.73)	0.00	0.00	(0.73)
03/31/2010	4.79	0.13	3.27	3.40	(0.19)	0.00	0.00	(0.19)
03/31/2009	9.69	0.29	(4.60)	(4.31)	(0.59)	0.00	0.00	(0.59)
Class B
03/31/2013	7.97	0.01	1.22	1.23	(0.10)	(0.59)	0.00	(0.69)
03/31/2012	8.28	(0.01)	0.51	0.50	(0.32)	(0.49)	0.00	(0.81)
03/31/2011	7.72	0.02	1.21	1.23	(0.67)	0.00	0.00	(0.67)
03/31/2010	4.66	0.07	3.16	3.23	(0.17)	0.00	0.00	(0.17)
03/31/2009	9.45	0.23	(4.48)	(4.25)	(0.54)	0.00	0.00	(0.54)
Class C
03/31/2013	8.07	0.03	1.24	1.27	(0.17)	(0.59)	0.00	(0.76)
03/31/2012	8.39	0.01	0.51	0.52	(0.35)	(0.49)	0.00	(0.84)
03/31/2011	7.81	0.04	1.23	1.27	(0.69)	0.00	0.00	(0.69)
03/31/2010	4.70	0.09	3.20	3.29	(0.18)	0.00	0.00	(0.18)
03/31/2009	9.53	0.24	(4.51)	(4.27)	(0.56)	0.00	0.00	(0.56)
Class R
03/31/2013	8.49	0.05	1.29	1.34	(0.25)	(0.59)	0.00	(0.84)
03/31/2012	8.76	0.03	0.56	0.59	(0.37)	(0.49)	0.00	(0.86)
03/31/2011	8.13	0.07	1.27	1.34	(0.71)	0.00	0.00	(0.71)
03/31/2010	4.88	0.11	3.32	3.43	(0.18)	0.00	0.00	(0.18)
03/31/2009	9.85	0.27	(4.67)	(4.40)	(0.57)	0.00	0.00	(0.57)

PIMCO StocksPLUS® Long Duration Fund
Institutional Class
03/31/2013	$8.14	$0.28	$1.68	$1.96	$(0.41)	$(0.85)	$0.00	$(1.26)
03/31/2012	7.01	0.29	1.49	1.78	(0.19)	(0.46)	0.00	(0.65)
03/31/2011	8.17	0.34	1.48	1.82	(0.77)	(2.21)	0.00	(2.98)
03/31/2010	5.48	0.31	3.17	3.48	(0.29)	(0.50)	0.00	(0.79)
03/31/2009	9.21	0.31	(3.95)	(3.64)	(0.09)	0.00	0.00	(0.09)

PIMCO StocksPLUS® Absolute Return Fund
Institutional Class
03/31/2013	$8.76	$0.15	$1.62	$1.77	$(0.60)	$(0.01)	$0.00	$(0.61)
03/31/2012	8.23	0.15	0.77	0.92	(0.39)	0.00	0.00	(0.39)
03/31/2011	7.14	0.17	1.42	1.59	(0.50)	0.00	0.00	(0.50)
03/31/2010	4.84	0.28	3.55	3.83	(1.53)	0.00	0.00	(1.53)
03/31/2009	10.02	0.50	(5.09)	(4.59)	(0.53)	0.00	(0.06)	(0.59)
Class P
03/31/2013	8.73	0.14	1.61	1.75	(0.60)	(0.01)	0.00	(0.61)
03/31/2012	8.21	0.16	0.74	0.90	(0.38)	0.00	0.00	(0.38)
03/31/2011	7.13	0.16	1.42	1.58	(0.50)	0.00	0.00	(0.50)
03/31/2010	4.84	0.27	3.55	3.82	(1.53)	0.00	0.00	(1.53)
04/30/2008 - 03/31/2009	10.65	0.44	(5.66)	(5.22)	(0.53)	0.00	(0.06)	(0.59)
Class D
03/31/2013	8.66	0.11	1.58	1.69	(0.57)	(0.01)	0.00	(0.58)
03/31/2012	8.14	0.13	0.75	0.88	(0.36)	0.00	0.00	(0.36)
03/31/2011	7.08	0.13	1.41	1.54	(0.48)	0.00	0.00	(0.48)
03/31/2010	4.82	0.25	3.53	3.78	(1.52)	0.00	0.00	(1.52)
03/31/2009	9.99	0.47	(5.07)	(4.60)	(0.51)	0.00	(0.06)	(0.57)
Class A
03/31/2013	8.72	0.12	1.61	1.73	(0.56)	(0.01)	0.00	(0.57)
03/31/2012	8.21	0.13	0.74	0.87	(0.36)	0.00	0.00	(0.36)
03/31/2011	7.13	0.14	1.42	1.56	(0.48)	0.00	0.00	(0.48)
03/31/2010	4.85	0.26	3.54	3.80	(1.52)	0.00	0.00	(1.52)
03/31/2009	10.04	0.48	(5.10)	(4.62)	(0.51)	0.00	(0.06)	(0.57)

Please see footnotes on page 34.

32	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**

$8.81	17.37%	$110,928	0.90%	0.90%	0.90%	0.90%	0.85%	321%
8.31	7.96	82,266	0.90	0.90	0.90	0.90	0.59	404
8.61	18.13	83,042	0.90	0.90	0.90	0.90	1.07	225
8.00	70.93	68,038	0.94	0.94	0.90	0.90	1.90	392
4.79	(46.61)	53,364	1.52	1.52	0.90	0.90	3.82	425

8.51	16.43	1,272	1.65	1.65	1.65	1.65	0.10	321
7.97	7.26	2,492	1.65	1.65	1.65	1.65	(0.19)	404
8.28	17.20	5,635	1.65	1.65	1.65	1.65	0.31	225
7.72	69.42	8,664	1.69	1.69	1.65	1.65	1.14	392
4.66	(46.99)	6,937	2.25	2.25	1.65	1.65	3.04	425

8.58	16.77	59,874	1.40	1.40	1.40	1.40	0.35	321
8.07	7.44	49,695	1.40	1.40	1.40	1.40	0.08	404
8.39	17.65	52,092	1.40	1.40	1.40	1.40	0.58	225
7.81	69.98	43,004	1.44	1.44	1.40	1.40	1.34	392
4.70	(46.88)	29,321	2.02	2.02	1.40	1.40	3.31	425

8.99	16.91	6,923	1.15	1.15	1.15	1.15	0.61	321
8.49	7.96	2,313	1.15	1.15	1.15	1.15	0.34	404
8.76	17.79	2,332	1.15	1.15	1.15	1.15	0.83	225
8.13	70.35	2,288	1.19	1.19	1.15	1.15	1.52	392
4.88	(46.69)	1,147	1.76	1.76	1.15	1.15	3.56	425

$8.84	25.55%	$886,610	0.60%	0.60%	0.59%	0.59%	3.19%	52%
8.14	26.51	524,448	0.59	0.59	0.59	0.59	3.93	276
7.01	25.78	491,002	0.60	0.60	0.59	0.59	4.24	339
8.17	64.82	419,105	0.60	0.60	0.59	0.59	4.24	417
5.48	(39.72)	206,821	0.81	0.81	0.59	0.59	4.39	464

$9.92	21.14%	$327,485	0.64%	0.64%	0.64%	0.64%	1.67%	419%
8.76	11.68	167,147	0.64	0.64	0.64	0.64	1.98	601
8.23	23.03	181,890	0.64	0.64	0.64	0.64	2.31	476
7.14	81.47	155,222	0.69	0.69	0.64	0.64	4.21	609
4.84	(46.99)	101,848	2.56	2.56	0.64	0.64	6.61	521

9.87	21.00	67,376	0.74	0.74	0.74	0.74	1.52	419
8.73	11.57	5,013	0.74	0.74	0.74	0.74	2.04	601
8.21	22.86	2,186	0.74	0.74	0.74	0.74	2.07	476
7.13	81.20	329	0.76	0.76	0.74	0.74	3.80	609
4.84	(50.15)	5	2.55 *	2.55 *	0.74 *	0.74 *	6.52 *	521

9.77	20.40	357,116	1.04	1.04	1.04	1.04	1.27	419
8.66	11.25	115,818	1.04	1.04	1.04	1.04	1.67	601
8.14	22.52	111,590	1.04	1.04	1.04	1.04	1.72	476
7.08	80.66	15,281	1.09	1.09	1.04	1.04	3.61	609
4.82	(47.20)	4,352	2.94	2.94	1.04	1.04	6.24	521

9.88	20.72	207,083	1.04	1.04	1.04	1.04	1.27	419
8.72	11.07	76,257	1.04	1.04	1.04	1.04	1.68	601
8.21	22.59	75,423	1.04	1.04	1.04	1.04	1.88	476
7.13	80.58	37,735	1.09	1.09	1.04	1.04	3.78	609
4.85	(47.17)	12,052	2.97	2.97	1.04	1.04	6.20	521

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2013	33

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO StocksPLUS® Absolute Return Fund (Cont.)
Class B
03/31/2013	$8.43	$0.05	$1.58	$1.63	$(0.41)	$(0.01)	$0.00	$(0.42)
03/31/2012	7.93	0.07	0.72	0.79	(0.29)	0.00	0.00	(0.29)
03/31/2011	6.92	0.09	1.35	1.44	(0.43)	0.00	0.00	(0.43)
03/31/2010	4.74	0.20	3.47	3.67	(1.49)	0.00	0.00	(1.49)
03/31/2009	9.85	0.42	(5.01)	(4.59)	(0.46)	0.00	(0.06)	(0.52)
Class C
03/31/2013	8.42	0.05	1.54	1.59	(0.49)	(0.01)	0.00	(0.50)
03/31/2012	7.94	0.07	0.72	0.79	(0.31)	0.00	0.00	(0.31)
03/31/2011	6.93	0.08	1.37	1.45	(0.44)	0.00	0.00	(0.44)
03/31/2010	4.75	0.20	3.47	3.67	(1.49)	0.00	0.00	(1.49)
03/31/2009	9.87	0.42	(5.02)	(4.60)	(0.46)	0.00	(0.06)	(0.52)

PIMCO StocksPLUS® AR Short Strategy Fund
Institutional Class
03/31/2013	$3.65	$0.06	$(0.31)	$(0.25)	$(0.06)	$0.00	$0.00	$(0.06)
03/31/2012	4.13	0.10	(0.46)	(0.36)	(0.12)	0.00	0.00	(0.12)
03/31/2011	4.66	0.08	(0.55)	(0.47)	(0.06)	0.00	0.00	(0.06)
03/31/2010	6.88	0.10	(1.83)	(1.73)	(0.13)	(0.36)	0.00	(0.49)
03/31/2009	9.43	0.42	2.92	3.34	(0.23)	(5.66)	0.00	(5.89)
Class P
03/31/2013	3.64	0.06	(0.31)	(0.25)	(0.05)	0.00	0.00	(0.05)
03/31/2012	4.13	0.10	(0.47)	(0.37)	(0.12)	0.00	0.00	(0.12)
03/31/2011	4.66	0.10	(0.57)	(0.47)	(0.06)	0.00	0.00	(0.06)
01/29/2010 - 03/31/2010	5.08	0.01	(0.41)	(0.40)	(0.02)	0.00	0.00	(0.02)
Class D
03/31/2013	3.54	0.05	(0.31)	(0.26)	(0.03)	0.00	0.00	(0.03)
03/31/2012	4.01	0.09	(0.45)	(0.36)	(0.11)	0.00	0.00	(0.11)
03/31/2011	4.53	0.06	(0.53)	(0.47)	(0.05)	0.00	0.00	(0.05)
03/31/2010	6.71	0.08	(1.79)	(1.71)	(0.11)	(0.36)	0.00	(0.47)
03/31/2009	9.39	0.33	2.93	3.26	(0.28)	(5.66)	0.00	(5.94)
Class A
03/31/2013	3.54	0.05	(0.31)	(0.26)	(0.03)	0.00	0.00	(0.03)
03/31/2012	4.01	0.09	(0.45)	(0.36)	(0.11)	0.00	0.00	(0.11)
03/31/2011	4.53	0.06	(0.53)	(0.47)	(0.05)	0.00	0.00	(0.05)
03/31/2010	6.73	0.08	(1.80)	(1.72)	(0.12)	(0.36)	0.00	(0.48)
03/31/2009	9.39	0.35	2.92	3.27	(0.27)	(5.66)	0.00	(5.93)
Class C
03/31/2013	3.46	0.03	(0.31)	(0.28)	(0.01)	0.00	0.00	(0.01)
03/31/2012	3.93	0.05	(0.43)	(0.38)	(0.09)	0.00	0.00	(0.09)
03/31/2011	4.46	0.03	(0.53)	(0.50)	(0.03)	0.00	0.00	(0.03)
03/31/2010	6.65	0.05	(1.79)	(1.74)	(0.09)	(0.36)	0.00	(0.45)
03/31/2009	9.36	0.27	2.91	3.18	(0.23)	(5.66)	0.00	(5.89)

PIMCO Worldwide Fundamental Advantage AR Strategy Fund
Institutional Class
11/30/2012 - 03/31/2013	$10.00	$0.02	$0.14	$0.16	$(0.16)	$0.00	$0.00	$(0.16)

*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
^	Reflect an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2010, the Fund’s advisory fee was decreased by 0.05% to an annual rate of 0.39%.

34	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$9.64	19.95%	$931	1.79%		1.79%		1.79%		1.79%		0.60%		419%
8.43	10.41	1,968	1.79		1.79		1.79		1.79		0.89		601
7.93	21.47	4,288	1.79		1.79		1.79		1.79		1.20		476
6.92	79.64	6,378	1.84		1.84		1.79		1.79		3.12		609
4.74	(47.62)	5,619	3.75		3.75		1.79		1.79		5.42		521

9.51	19.71	74,798	1.79		1.79		1.79		1.79		0.52		419
8.42	10.36	24,647	1.79		1.79		1.79		1.79		0.94		601
7.94	21.59	19,000	1.79		1.79		1.79		1.79		1.13		476
6.93	79.47	9,275	1.84		1.84		1.79		1.79		3.09		609
4.75	(47.61)	6,559	3.74		3.74		1.79		1.79		5.43		521

$3.34	(7.05)%	$5,959,231	0.65%		0.65%		0.64%		0.64%		1.74%		297%
3.65	(8.92)	1,454,709	0.66		0.66		0.64		0.64		2.40		635
4.13	(10.22)	1,308,042	0.66	(b)	0.66	(b)	0.66	(b)	0.66	(b)	1.79		483
4.66	(25.64)	752,805	0.69		0.69		0.69		0.69		1.93		406
6.88	46.74	18,892	1.43		1.43		0.69		0.69		4.45		515

3.34	(7.08)	82,363	0.75		0.75		0.74		0.74		1.71		297
3.64	(9.17)	38,120	0.76		0.76		0.74		0.74		2.46		635
4.13	(10.22)	10,955	0.76	(b)	0.76	(b)	0.76	(b)	0.76	(b)	2.28		483
4.66	(7.86)	9	0.79	*	0.79	*	0.79	*	0.79	*	1.28	*	406

3.25	(7.46)	76,016	1.05		1.05		1.04		1.04		1.48		297
3.54	(9.26)	70,353	1.06		1.06		1.04		1.04		2.15		635
4.01	(10.50)	78,865	1.06	(b)	1.06	(b)	1.06	(b)	1.06	(b)	1.27		483
4.53	(25.95)	114,034	1.09		1.09		1.09		1.09		1.61		406
6.71	45.75	47,833	2.40		2.40		1.09		1.09		4.12		515

3.25	(7.55)	143,603	1.05		1.05		1.04		1.04		1.50		297
3.54	(9.27)	145,473	1.06		1.06		1.04		1.04		2.12		635
4.01	(10.49)	177,651	1.06	(b)	1.06	(b)	1.06	(b)	1.06	(b)	1.34		483
4.53	(26.10)	155,362	1.09		1.09		1.09		1.09		1.56		406
6.73	45.90	44,892	2.09		2.09		1.09		1.09		4.08		515

3.17	(8.07)	27,676	1.80		1.80		1.79		1.79		0.72		297
3.46	(9.94)	27,889	1.81		1.81		1.79		1.79		1.37		635
3.93	(11.30)	26,572	1.81	(b)	1.81	(b)	1.81	(b)	1.81	(b)	0.58		483
4.46	(26.63)	23,040	1.84		1.84		1.84		1.84		0.89		406
6.65	44.87	10,698	2.97		2.97		1.84		1.84		3.33		515

$10.00	1.57%	$2,509,511	0.99	%*	1.01	%*	0.99	%*	1.01	%*	0.46	%*	127%

ANNUAL REPORT	MARCH 31, 2013	35

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	PIMCO Fundamental Advantage Absolute Return Strategy Fund	PIMCO Fundamental IndexPLUS® AR Fund	PIMCO International Fundamental IndexPLUS® AR Strategy Fund	PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)

Assets:
Investments, at value	$6,386,864	$3,427,476	$2,072,857	$4,013,625	$1,397,889
Investments in Affiliates, at value	250,459	80,508	232,059	304,963	12,924
Repurchase agreements, at value	2,800	14,135	3,602	228	2,319
Cash	229	175	15	661	131
Deposits with counterparty	51	18	77	10	11
Foreign currency, at value	2,106	1,976	926	3,609	621
Receivable for investments sold	255,512	21,946	130,976	729,674	89,420
OTC swap premiums paid	2,747	2,334	1,302	69	694
Variation margin receivable on financial derivative instruments	70	17	19	140	10
Unrealized appreciation on foreign currency contracts	15,280	14,108	3,556	9,486	4,910
Unrealized appreciation on OTC swap agreements	8,894	82,028	56,938	1,072	6,921
Receivable for Fund shares sold	350	2,616	12,283	200	541
Interest and dividends receivable	38,743	19,008	8,907	16,346	6,849
Dividends receivable from Affiliates	71	16	45	105	3
Other assets	53	3	0	0	5
	6,964,229	3,666,364	2,523,562	5,080,188	1,523,248

Liabilities:
Payable for investments purchased	$624,674	$148,263	$423,376	$1,538,299	$268,304
Payable for investments in Affiliates purchased	71	16	45	105	3
Payable for reverse repurchase agreements	71,415	0	0	0	22,297
Payable for sale-buyback financing transactions	119,034	47,305	1,017	0	31,732
Payable for short sales	13,037	2,617	3,250	15,553	0
Written options outstanding	1,987	1,403	613	2,878	307
OTC swap premiums received	7,102	4,794	1,654	2,249	1,342
Variation margin payable on financial derivative instruments	696	9,406	159	1,114	260
Unrealized depreciation on foreign currency contracts	14,479	9,377	6,040	3,480	1,482
Unrealized depreciation on OTC swap agreements	100,283	6,624	467	84,119	313
Deposits from counterparty	10,146	75,568	53,682	11,396	22,864
Payable for Fund shares redeemed	19	358	1,489	0	3,630
Dividends payable	0	0	0	0	0
Accrued investment advisory fees	4,372	1,781	862	1,726	387
Accrued supervisory and administrative fees	2,058	715	507	731	255
Accrued distribution fees	0	24	156	0	8
Accrued servicing fees	0	16	78	0	4
Reimbursement to PIMCO	0	0	0	25	0
Other liabilities	32	12	6	14	0
	969,405	308,279	493,401	1,661,689	353,188

Net Assets	$5,994,824	$3,358,085	$2,030,161	$3,418,499	$1,170,060

Net Assets Consist of:
Paid in capital	$5,918,741	$3,693,116	$1,803,858	$3,320,301	$1,077,523
Undistributed (overdistributed) net investment income	3,147	301,625	158,082	116,629	44,806
Accumulated undistributed net realized gain (loss)	15,903	(770,199)	(10,466)	6,110	14,030
Net unrealized appreciation (depreciation)	57,033	133,543	78,687	(24,541)	33,701
	$5,994,824	$3,358,085	$2,030,161	$3,418,499	$1,170,060

Cost of Investments	$6,242,929	$3,346,344	$2,050,116	$3,960,348	$1,375,327
Cost of Investments in Affiliates	$250,435	$80,499	$232,038	$304,953	$12,924
Cost of Repurchase Agreements	$2,800	$14,135	$3,602	$228	$2,319
Cost of Foreign Currency Held	$2,098	$1,969	$926	$3,611	$619
Proceeds Received on Short Sales	$13,026	$2,612	$3,247	$15,455	$0
Premiums Received on Written Options	$4,344	$3,999	$1,162	$3,831	$659

36	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	PIMCO Small Cap StocksPLUS® AR Strategy Fund	PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® AR Short Strategy Fund	PIMCO Worldwide Fundamental Advantage AR Strategy Fund

$675,425	$924,480	$615,155	$1,022,341	$750,967	$1,130,116	$6,505,162	$2,474,623
27,951	56,563	22,047	76,908	137,321	50,006	610,495	682,439
17,497	22,245	722	20,173	22,760	12,530	1,552	172,131
4,386	1,078	21	465	1,341	93	2,305	44
42	106	18	22,372	0	191	114	0
364	370	651	322	44	299	1,411	383
110,842	68,257	83,418	38,411	1,091	83,877	318,971	134,356
714	714	489	829	19	600	2,815	21
12	16	9	1,880	1,704	2,199	251	0
9,444	3,250	1,435	2,381	535	2,290	23,852	2,479
1,565	17,691	22,892	24,054	753	19,435	4,651	64
2,474	4,821	93	3,228	425	4,989	105,622	215
1,978	4,001	2,384	3,360	7,998	5,113	30,023	6,759
7	14	9	22	33	22	185	190
0	0	0	0	0	0	25	0
852,701	1,103,606	749,343	1,216,746	924,991	1,311,760	7,607,434	3,473,704

$254,359	$208,015	$194,336	$89,118	$35,049	$226,186	$546,158	$739,575
7	14	9	22	33	22	185	190
0	0	0	0	0	11,876	16,639	0
0	0	0	0	0	10,324	537,548	171,589
10,022	3,250	1,573	24,418	1,095	3,250	133,646	8,239
160	241	386	127	215	275	2,125	173
288	504	691	2,102	0	1,003	2,356	489
122	78	149	7	128	143	23,872	55
3,907	3,089	465	1,645	512	3,601	25,490	1,603
905	260	206	481	0	225	1,375	35,070
18,641	19,221	24,166	21,481	730	17,925	23,293	5,120
465	730	1	417	188	1,333	2,325	0
0	0	0	0	0	1	0	0
209	305	259	227	256	332	2,070	1,552
173	236	110	252	175	295	1,366	524
50	86	0	22	0	119	34	0
17	46	0	36	0	55	36	0
0	0	21	0	0	0	0	14
0	2	2	0	0	6	27	0
289,325	236,077	222,374	140,355	38,381	276,971	1,318,545	964,193

$563,376	$867,529	$526,969	$1,076,391	$886,610	$1,034,789	$6,288,889	$2,509,511

$524,980	$920,967	$453,383	$1,186,040	$739,219	$967,937	$7,382,769	$2,535,233
27,979	(261)	36,774	36,149	13,535	(244)	36,993	7,087
1,441	(98,495)	1,317	(192,375)	60,893	16,661	(1,147,186)	(2,317)
8,976	45,318	35,495	46,577	72,963	50,435	16,313	(30,492)
$563,376	$867,529	$526,969	$1,076,391	$886,610	$1,034,789	$6,288,889	$2,509,511

$670,305	$909,632	$602,697	$1,015,105	$698,724	$1,112,898	$6,398,757	$2,470,817
$27,957	$56,561	$22,045	$76,906	$137,439	$50,007	$610,551	$682,387
$17,497	$22,245	$722	$20,173	$22,760	$12,530	$1,552	$172,131
$364	$375	$651	$323	$44	$298	$1,404	$385
$10,007	$3,247	$1,566	$24,392	$1,095	$3,247	$132,808	$8,176
$347	$413	$511	$507	$606	$502	$4,433	$301

ANNUAL REPORT	MARCH 31, 2013	37

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	PIMCO Fundamental Advantage Absolute Return Strategy Fund	PIMCO Fundamental IndexPLUS® AR Fund	PIMCO International Fundamental IndexPLUS® AR Strategy Fund	PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)

Net Assets:
Institutional Class	$5,989,049	$3,172,910	$1,010,658	$3,418,499	$1,112,067
Class P	5,648	51,049	153,162	NA	13,272
Administrative Class	127	NA	30,040	NA	1,349
Class D	NA	53,320	429,208	NA	25,444
Class A	NA	58,810	291,184	NA	13,652
Class B	NA	NA	NA	NA	NA
Class C	NA	21,996	115,909	NA	4,276
Class R	NA	NA	NA	NA	NA

Shares Issued and Outstanding:
Institutional Class	593,313	711,302	153,840	303,510	164,225
Class P	558	11,462	23,379	NA	1,956
Administrative Class	12	NA	4,633	NA	201
Class D	NA	12,161	67,144	NA	3,800
Class A	NA	13,357	45,467	NA	2,045
Class B	NA	NA	NA	NA	NA
Class C	NA	4,961	18,818	NA	655
Class R	NA	NA	NA	NA	NA

Net Asset Value and Redemption Price* Per Share Outstanding:
Institutional Class	$10.09	$4.46	$6.57	$11.26	$6.77
Class P	10.12	4.45	6.55	NA	6.79
Administrative Class	10.06	NA	6.48	NA	6.71
Class D	NA	4.38	6.39	NA	6.70
Class A	NA	4.40	6.40	NA	6.68
Class B	NA	NA	NA	NA	NA
Class C	NA	4.43	6.16	NA	6.53
Class R	NA	NA	NA	NA	NA

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

38	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	PIMCO Small Cap StocksPLUS® AR Strategy Fund	PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® AR Short Strategy Fund	PIMCO Worldwide Fundamental Advantage AR Strategy Fund

$279,791	$316,979	$526,969	$857,270	$886,610	$327,485	$5,959,231	$2,509,511
7,591	58,393	NA	13,058	NA	67,376	82,363	NA
NA	NA	NA	5,063	NA	NA	NA	NA
193,252	255,795	NA	22,003	NA	357,116	76,016	NA
63,609	175,145	NA	110,928	NA	207,083	143,603	NA
544	NA	NA	1,272	NA	931	NA	NA
18,589	61,217	NA	59,874	NA	74,798	27,676	NA
NA	NA	NA	6,923	NA	NA	NA	NA

37,257	35,115	40,022	93,177	100,279	33,024	1,784,714	251,042
1,016	6,493	NA	1,420	NA	6,826	24,658	NA
NA	NA	NA	572	NA	NA	NA	NA
26,559	28,741	NA	2,509	NA	36,535	23,401	NA
8,743	19,581	NA	12,595	NA	20,964	44,127	NA
77	NA	NA	149	NA	96	NA	NA
2,685	7,127	NA	6,980	NA	7,864	8,724	NA
NA	NA	NA	770	NA	NA	NA	NA

$7.51	$9.03	$13.17	$9.20	$8.84	$9.92	$3.34	$10.00
7.47	8.99	NA	9.20	NA	9.87	3.34	NA
NA	NA	NA	8.85	NA	NA	NA	NA
7.28	8.90	NA	8.77	NA	9.77	3.25	NA
7.28	8.94	NA	8.81	NA	9.88	3.25	NA
7.03	NA	NA	8.51	NA	9.64	NA	NA
6.92	8.59	NA	8.58	NA	9.51	3.17	NA
NA	NA	NA	8.99	NA	NA	NA	NA

ANNUAL REPORT	MARCH 31, 2013	39

Statements of Operations

Year Ended March 31, 2013
(Amounts in thousands)	PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	PIMCO Fundamental Advantage Absolute Return Strategy Fund	PIMCO Fundamental IndexPLUS® AR Fund	PIMCO International Fundamental IndexPLUS® AR Strategy Fund	PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)

Investment Income:
Interest, net of foreign taxes*	$126,074	$63,027	$22,283	$53,661	$20,976
Dividends	325	791	246	179	1,107
Dividends from Affiliate investments	2,065	920	570	1,383	414
Total Income	128,464	64,738	23,099	55,223	22,497

Expenses:
Investment advisory fees	46,716	14,475	5,932	17,137	3,903
Supervisory and administrative fees	21,992	5,851	3,414	7,261	2,554
Distribution and/or servicing fees - Administrative Class	0	0	38	0	1
Distribution and/or servicing fees - Class D	0	86	489	0	41
Distribution fees - Class B	0	0	0	0	0
Distribution fees - Class C	0	152	437	0	18
Distribution fees - Class R	0	0	0	0	0
Servicing fees - Class A	0	142	375	0	21
Servicing fees - Class B	0	0	0	0	0
Servicing fees - Class C	0	51	146	0	6
Servicing fees - Class R	0	0	0	0	0
Trustees’ fees	12	6	2	6	2
Organization expense	0	0	0	0	0
Interest expense	213	114	38	178	92
Miscellaneous expense	1	0	0	25	0
Total Expenses	68,934	20,877	10,871	24,607	6,638
Waiver and/or Reimbursement by PIMCO	0	0	0	0	0
Net Expenses	68,934	20,877	10,871	24,607	6,638

Net Investment Income	59,530	43,861	12,228	30,616	15,859

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	152,418	41,286	14,139	54,352	34,130
Net realized gain (loss) on Affiliate investments	(291)	(140)	(101)	(6)	(24)
Net capital gain distributions received from Affiliate investments	0	0	0	0	0
Net realized gain (loss) on futures contracts	7,296	(209,667)	2,533	(4,552)	1,306
Net realized gain on written options	13,796	14,213	2,317	2,709	1,953
Net realized gain on swaps	100,289	317,798	218,153	510,946	125,652
Net realized gain (loss) on foreign currency transactions	3,246	(6,135)	597	(2,670)	(5,811)
Net change in unrealized appreciation on investments	90,571	35,564	19,010	51,785	19,611
Net change in unrealized appreciation (depreciation) on Affiliate investments	23	9	21	(15)	(1)
Net change in unrealized appreciation (depreciation) on futures contracts	3,166	(19,113)	408	(959)	367
Net change in unrealized appreciation (depreciation) on written options	(1,872)	(9,187)	(564)	990	(338)
Net change in unrealized appreciation (depreciation) on swaps	25,687	53,093	46,725	(84,547)	(14,447)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	4,400	9,844	(1,334)	7,190	4,406
Net Gain (Loss)	398,729	227,565	301,904	535,223	166,804

Net Increase (Decrease) in Net Assets Resulting from Operations	$458,259	$271,426	$314,132	$565,839	$182,663

* Foreign tax withholdings	$29	$19	$5	$12	$0

40	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	PIMCO Small Cap StocksPLUS® AR Strategy Fund	PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® AR Short Strategy Fund	PIMCO Worldwide Fundamental Advantage AR Strategy Fund (1)

$3,920	$10,695	$9,718	$18,744	$26,716	$15,643	$82,068	$4,371
453	166	0	252	0	345	885	0
39	261	178	416	441	390	2,508	535
4,412	11,122	9,896	19,412	27,157	16,378	85,461	4,906

1,103	2,110	2,591	2,766	2,502	2,759	13,850	2,471
876	1,576	1,098	3,022	1,716	2,464	9,322	835
0	0	0	10	0	0	0	0
146	302	0	78	0	718	195	0
5	0	0	11	0	9	0	0
60	240	0	249	0	306	226	0
0	0	0	10	0	0	0	0
65	215	0	204	0	290	345	0
2	0	0	4	0	3	0	0
20	80	0	124	0	102	75	0
0	0	0	10	0	0	0	0
0	1	1	2	2	2	9	1
0	0	0	0	0	0	0	60
33	19	20	49	62	10	250	11
0	0	21	0	0	0	0	0
2,310	4,543	3,731	6,539	4,282	6,663	24,272	3,378
0	0	0	0	0	0	0	(46)
2,310	4,543	3,731	6,539	4,282	6,663	24,272	3,332

2,102	6,579	6,165	12,873	22,875	9,715	61,189	1,574

3,498	9,976	7,354	9,915	3,400	10,387	56,956	(239)
(2)	(41)	(16)	(2)	16	(59)	(442)	(266)
1	0	0	0	9	0	0	18
183	56,413	(541)	101,516	99,402	85,577	(616,288)	165
226	1,236	787	624	1,082	1,710	7,956	23
29,628	31,857	70,989	41,696	13,644	20,667	863	10,327
16,399	(38)	(415)	3,147	889	(924)	(16,512)	1,203
8,170	9,403	10,463	8,666	15,541	13,402	76,233	3,744
(6)	2	1	(27)	(146)	0	(56)	52
(49)	10,535	(233)	(20,625)	7,320	6,427	(55,363)	(276)
155	(540)	144	158	285	(540)	(2,320)	128
(3,235)	942	9,282	2,695	(2,090)	8,790	(2,636)	(35,006)
4,978	801	1,238	1,367	269	(662)	1,737	866
59,946	120,546	99,053	149,130	139,621	144,775	(549,872)	(19,261)

$62,048	$127,125	$105,218	$162,003	$162,496	$154,490	$(488,683)	$(17,687)

$0	$2	$2	$0	$0	$6	$27	$0

ANNUAL REPORT	MARCH 31, 2013	41

Statements of Changes in Net Assets

	PIMCO EM Fundamental IndexPLUS® AR Strategy Fund		PIMCO Fundamental Advantage Absolute Return Strategy Fund		PIMCO Fundamental IndexPLUS® AR Fund		PIMCO International Fundamental IndexPLUS® AR Strategy Fund

(Amounts in thousands)	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Period from September 30, 2011 to March 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$59,530	$46,706	$43,861	$74,235	$12,228	$10,336	$30,616	$1,933
Net realized gain (loss)	277,045	123,014	157,495	(141,422)	237,739	82,760	560,785	39,874
Net realized gain (loss) on Affiliate investments	(291)	(348)	(140)	(114)	(101)	(49)	(6)	16
Net capital gain distributions received from Affiliate investments	0	0	0	0	0	0	0	0
Net change in unrealized appreciation (depreciation)	121,952	(204,106)	70,201	(17,109)	64,245	2,245	(25,541)	990
Net change in unrealized appreciation (depreciation) on Affiliate investments	23	(37)	9	(162)	21	(9)	(15)	25
Net increase (decrease) resulting from operations	458,259	(34,771)	271,426	(84,572)	314,132	95,283	565,839	42,838

Distributions to Shareholders:
From net investment income
Institutional Class	(423,890)	(106,654)	(53,416)	(212,173)	(81,049)	(49,434)	(453,125)	(9,710)
Class P	(638)	(72)	(832)	(2,319)	(8,778)	(1,871)	0	0
Administrative Class	(7)	0	0	0	(2,062)	(76)	0	0
Class D	0	0	(741)	(5,034)	(25,046)	(8,606)	0	0
Class A	0	0	(705)	(7,186)	(18,910)	(8,783)	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	(98)	(1,880)	(6,906)	(3,017)	0	0
Class R	0	0	0	0	0	0	0	0
From net realized capital gains
Institutional Class	0	0	0	0	0	0	(47,644)	0
Class P	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Class R	0	0	0	0	0	0	0	0

Total Distributions	(424,535)	(106,726)	(55,792)	(228,592)	(142,751)	(71,787)	(500,769)	(9,710)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	1,243,286	2,459,479	1,501,940	(2,904,364)	1,260,122	185,823	2,095,306	1,224,995

Total Increase (Decrease) in Net Assets	1,277,010	2,317,982	1,717,574	(3,217,528)	1,431,503	209,319	2,160,376	1,258,123

Net Assets:
Beginning of year or period	4,717,814	2,399,832	1,640,511	4,858,039	598,658	389,339	1,258,123	0
End of year or period*	$5,994,824	$4,717,814	$3,358,085	$1,640,511	$2,030,161	$598,658	$3,418,499	$1,258,123

*Including undistributed (overdistributed) net investment income of:	$3,147	$121,427	$301,625	$(9,541)	$158,082	$65,017	$116,629	$31,648

**	See note 12 in the Notes to Financial Statements.
^	Amount is less than $500.

42	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)			PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)		PIMCO Small Cap StocksPLUS® AR Strategy Fund		PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund		PIMCO StocksPLUS® Fund

Year Ended March 31, 2013		Year Ended March 31, 2012	Year Ended March 31, 2013	Period from March 9, 2012 to March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Period from September 30, 2011 to March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012

$15,859		$10,264	$2,102	$4,659	$6,579	$6,854	$6,165	$1,481	$12,873	$13,726
157,230		(40,039)	49,934	2,941	99,444	10,279	78,174	48,130	156,898	88,310
(24)		(73)	(2)	14	(41)	38	(16)	43	(2)	(78)
0		0	1	0	0	0	0	0	0	0
9,599		17,909	10,019	(1,595)	21,141	2,071	20,894	14,599	(7,739)	21,682
(1)		(11)	(6)	(2)	2	(14)	1	1	(27)	(23)
182,663		(11,950)	62,048	6,017	127,125	19,228	105,218	64,254	162,003	123,617

(74,313)		(21,057)	(14,275)	(6,629)	(17,956)	(8,833)	(64,570)	(24,028)	(31,761)	(66,066)
(1,634)		(6)	(157)	0	(1,845)	(169)	0	0	(167)	(61)
(9)		0	0	0	0	0	0	0	(151)	(157)
(1,724)		(271)	(4,925)	(1,172)	(9,062)	(3,964)	0	0	(1,281)	(352)
(696)		(247)	(2,535)	(1,083)	(6,814)	(2,643)	0	0	(2,580)	(3,541)
0		0	(48)	(95)	0	0	0	0	(20)	(134)
(152)		(67)	(687)	(413)	(2,127)	(927)	0	0	(1,026)	(2,087)
0		0	0	0	0	0	0	0	(121)	(118)

(8,992)		0	(2,326)	(2,891)	0	0	(7,289)	0	(56,448)	(77,786)
(203)		0	(23)	0	0	0	0	0	(152)	(88)
(0	) ^	0	0	0	0	0	0	0	(245)	(186)
(220)		0	(682)	(196)	0	0	0	0	(3,524)	(301)
(79)		0	(445)	(179)	0	0	0	0	(5,505)	(4,229)
0		0	(10)	(17)	0	0	0	0	(88)	(180)
(22)		0	(137)	(75)	0	0	0	0	(3,431)	(2,757)
0		0	0	0	0	0	0	0	(311)	(154)

(88,044)		(21,648)	(26,250)	(12,750)	(37,804)	(16,536)	(71,859)	(24,028)	(106,811)	(158,197)

136,522		567,585	383,233	(45,243)	427,759	(45,755)	76,148	377,236	(440,996)	144,811

231,141		533,987	419,031	(51,976)	517,080	(43,063)	109,507	417,462	(385,804)	110,231

938,919		404,932	144,345	196,321	350,449	393,512	417,462	0	1,462,195	1,351,964
$1,170,060		$938,919	$563,376	$144,345	$867,529	$350,449	$526,969	$417,462	$1,076,391	$1,462,195

$44,806		$(19,353)	$27,979	$(967)	$(261)	$(2,604)	$36,774	$24,446	$36,149	$11,670

ANNUAL REPORT	MARCH 31, 2013	43

Statements of Changes in Net Assets (Cont.)

	PIMCO StocksPLUS® Long Duration Fund		PIMCO StocksPLUS® Absolute Return Fund		PIMCO StocksPLUS® AR Short Strategy Fund		PIMCO Worldwide Fundamental Advantage AR Strategy Fund

(Amounts in thousands)	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Period from November 30, 2012 to March 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$22,875	$19,836	$9,715	$7,799	$61,189	$38,858	$1,574
Net realized gain (loss)	118,417	64,316	117,417	24,686	(567,025)	(51,866)	11,479
Net realized gain (loss) on Affiliate investments	16	14	(59)	(38)	(442)	(262)	(266)
Net capital gain distributions received from Affiliate investments	9	0	0	0	0	0	18
Net change in unrealized appreciation (depreciation)	21,325	34,914	27,417	14,378	17,651	(7,855)	(30,544)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(146)	24	0	1	(56)	(26)	52
Net increase (decrease) resulting from operations	162,496	119,104	154,490	46,826	(488,683)	(21,151)	(17,687)

Distributions to Shareholders:
From net investment income
Institutional Class	(36,022)	(12,741)	(17,436)	(9,813)	(46,815)	(40,568)	(8,036)
Class P	0	0	(2,141)	(149)	(944)	(876)	0
Class D	0	0	(22,189)	(3,682)	(608)	(2,740)	0
Class A	0	0	(7,684)	(3,077)	(864)	(5,099)	0
Class B	0	0	(49)	(88)	0	0	0
Class C	0	0	(2,493)	(843)	(100)	(683)	0
From net realized capital gains
Institutional Class	(72,286)	(31,178)	(346)	0	0	0	0
Class P	0	0	(44)	0	0	0	0
Class D	0	0	(468)	0	0	0	0
Class A	0	0	(155)	0	0	0	0
Class B	0	0	(1)	0	0	0	0
Class C	0	0	(57)	0	0	0	0

Total Distributions	(108,308)	(43,919)	(53,063)	(17,652)	(49,331)	(49,966)	(8,036)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	307,974	(41,739)	542,512	(32,701)	5,090,359	205,576	2,535,234

Total Increase (Decrease) in Net Assets	362,162	33,446	643,939	(3,527)	4,552,345	134,459	2,509,511

Net Assets:
Beginning of year or period	524,448	491,002	390,850	394,377	1,736,544	1,602,085	0
End of year or period*	$886,610	$524,448	$1,034,789	$390,850	$6,288,889	$1,736,544	$2,509,511

*Including undistributed (overdistributed) net investment income of:	$13,535	$12,135	$(244)	$7,756	$36,993	$32,618	$7,087

**	See note 12 in the Notes to Financial Statements.

44	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO EM Fundamental IndexPLUS® AR Strategy Fund

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.2%
HCA, Inc.
2.704% due 05/02/2016		$3,600	$3,614
Springleaf Financial Funding Co.
5.500% due 05/10/2017		9,100	9,175

Total Bank Loan Obligations (Cost $12,306)			12,789

CORPORATE BONDS & NOTES 19.8%

BANKING & FINANCE 12.3%
Ally Financial, Inc.
4.625% due 06/26/2015		11,200	11,725
6.750% due 12/01/2014		2,950	3,179
7.500% due 09/15/2020		600	734
8.300% due 02/12/2015		10,600	11,792
American General Institutional Capital
7.570% due 12/01/2045		4,000	5,080
American International Group, Inc.
3.750% due 11/30/2013		6,960	7,103
5.600% due 10/18/2016		700	796
5.850% due 01/16/2018		2,300	2,699
8.000% due 05/22/2068	EUR	1,300	1,966
8.175% due 05/15/2068		$9,600	12,972
Banco do Brasil S.A.
3.058% due 07/02/2014		1,500	1,515
3.875% due 10/10/2022		10,300	9,991
Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015		4,700	4,841
Banco Santander Brasil S.A.
4.250% due 01/14/2016		1,900	1,990
4.500% due 04/06/2015		2,500	2,613
Bank of America Corp.
6.000% due 09/01/2017		1,800	2,093
6.500% due 08/01/2016		1,800	2,075
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		100	113
Bank of Montreal
2.850% due 06/09/2015		400	420
Bank of Nova Scotia
1.950% due 01/30/2017		200	208
Banque PSA Finance S.A.
2.205% due 04/04/2014		3,500	3,470
Barclays Bank PLC
10.179% due 06/12/2021		12,320	16,568
BBVA Bancomer S.A.
4.500% due 03/10/2016		700	747
6.500% due 03/10/2021		6,200	7,068
7.250% due 04/22/2020		900	1,026
Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,175	1,405
7.250% due 02/01/2018		36,900	45,926
BNP Paribas S.A.
1.205% due 01/10/2014		6,100	6,128
BPCE S.A.
2.375% due 10/04/2013		400	404
Cantor Fitzgerald LP
7.875% due 10/15/2019		3,500	3,687
CBA Capital Trust
5.805% due 06/30/2015 (d)		1,900	1,973
CIT Group, Inc.
5.250% due 04/01/2014		1,200	1,250
Citigroup, Inc.
0.551% due 06/09/2016		30,500	29,438
1.543% due 11/08/2013		8,500	8,549
1.755% due 01/13/2014		2,700	2,725
2.293% due 08/13/2013		1,000	1,007

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.875% due 05/07/2015		$4,795	$5,115
5.000% due 09/15/2014		10,000	10,504
5.500% due 04/11/2013		2,600	2,603
5.500% due 10/15/2014		1,700	1,815
6.125% due 08/25/2036		11,900	13,672
Credit Agricole S.A.
8.125% due 10/26/2019 (d)	GBP	300	471
8.375% due 10/13/2019 (d)		$6,000	6,592
Dai-ichi Life Insurance Co. Ltd.
7.250% due 07/25/2021 (d)		5,800	6,563
Deutsche Bank Capital Trust
4.901% due 06/30/2015 (d)		2,300	1,863
Dexia Credit Local S.A.
0.781% due 04/29/2014		1,800	1,789
2.750% due 01/10/2014		1,500	1,521
2.750% due 04/29/2014		2,400	2,458
DNB Bank ASA
3.200% due 04/03/2017		1,800	1,909
Eksportfinans ASA
2.000% due 09/15/2015		1,000	961
5.500% due 05/25/2016		8,300	8,629
Export-Import Bank of Korea
4.000% due 01/29/2021		700	758
5.875% due 01/14/2015		1,500	1,630
8.125% due 01/21/2014		3,400	3,599
Fifth Third Bancorp
0.700% due 12/20/2016		1,300	1,281
Ford Motor Credit Co. LLC
2.750% due 05/15/2015		10,100	10,315
8.000% due 06/01/2014		100	108
General Electric Capital Corp.
0.495% due 10/06/2015		1,500	1,491
3.800% due 06/18/2019		300	324
GMAC International Finance BV
7.500% due 04/21/2015	EUR	4,100	5,735
Goldman Sachs Group, Inc.
5.950% due 01/18/2018		$4,100	4,787
6.750% due 10/01/2037		24,100	27,129
GSPA Monetization Trust
6.422% due 10/09/2029		1,634	1,715
HBOS PLC
0.983% due 09/06/2017		4,000	3,725
6.750% due 05/21/2018		1,300	1,452
HSBC Finance Corp.
6.676% due 01/15/2021		3,900	4,625
HSBC Holdings PLC
6.500% due 05/02/2036		4,900	6,036
6.500% due 09/15/2037		3,800	4,677
ING Bank NV
1.681% due 06/09/2014		2,100	2,125
2.500% due 01/14/2016		600	626
International Lease Finance Corp.
6.500% due 09/01/2014		8,300	8,881
6.750% due 09/01/2016		700	795
Intesa Sanpaolo SpA
2.688% due 02/24/2014		2,300	2,314
6.500% due 02/24/2021		4,100	4,234
JPMorgan Chase & Co.
0.465% due 09/26/2013	EUR	6,300	8,084
1.034% due 09/30/2013		$5,400	5,419
4.650% due 06/01/2014		22,216	23,223
Korea Development Bank
3.000% due 09/14/2022		9,100	9,071
3.500% due 08/22/2017		2,400	2,584
Korea Finance Corp.
3.250% due 09/20/2016		1,000	1,063

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LBG Capital PLC
8.000% due 06/15/2020 (d)		$1,200	$1,289
8.500% due 12/17/2021 (d)		100	107
Macquarie Bank Ltd.
6.625% due 04/07/2021		21,500	24,076
Macquarie Group Ltd.
7.300% due 08/01/2014		1,300	1,393
Merrill Lynch & Co., Inc.
0.486% due 01/31/2014	EUR	3,300	4,225
1.040% due 09/15/2026		$36,000	30,331
6.875% due 04/25/2018		300	363
MetLife Capital Trust
7.875% due 12/15/2067		9,900	12,499
Morgan Stanley
1.281% due 04/29/2013		800	800
2.792% due 05/14/2013		3,800	3,810
5.950% due 12/28/2017		600	696
6.000% due 04/28/2015		31,300	34,111
7.300% due 05/13/2019		1,600	1,983
National Australia Bank Ltd.
1.025% due 04/11/2014		13,200	13,298
Nationwide Building Society
6.250% due 02/25/2020		500	586
New York Life Global Funding
4.650% due 05/09/2013		200	201
Nordea Bank AB
2.125% due 01/14/2014		500	506
Northern Rock Asset Management PLC
5.625% due 06/22/2017		2,600	3,033
PKO Finance AB
4.630% due 09/26/2022		3,700	3,847
Progressive Corp.
6.700% due 06/15/2067		2,440	2,708
Rabobank Group
6.875% due 03/19/2020	EUR	4,900	7,069
RCI Banque S.A.
2.175% due 04/11/2014		$8,400	8,400
Resona Bank Ltd.
5.850% due 04/15/2016 (d)		10,400	11,217
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		800	772
Royal Bank of Scotland PLC
2.003% due 03/30/2015	CAD	6,300	5,479
SAFG Retirement Services, Inc.
8.125% due 04/28/2023		$1,600	2,054
Santander Issuances S.A.U.
5.911% due 06/20/2016		200	211
7.300% due 07/27/2019	GBP	5,600	8,785
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		$5,000	5,374
SLM Corp.
5.000% due 04/15/2015		7,900	8,374
8.000% due 03/25/2020		3,600	4,190
SLM Corp. CPI Linked Bond
3.528% due 04/01/2014		4,202	4,259
3.866% due 11/21/2013		4,345	4,435
SSIF Nevada LP
1.005% due 04/14/2014		21,200	21,332
State Bank of India
2.452% due 01/21/2016		800	794
4.500% due 07/27/2015		1,000	1,054
State Street Capital Trust
1.280% due 06/01/2077		4,900	3,963
Stone Street Trust
5.902% due 12/15/2015		3,200	3,480
Temasek Financial Ltd.
4.300% due 10/25/2019		300	343

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	45

Schedule of Investments PIMCO EM Fundamental IndexPLUS® AR Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Toyota Motor Credit Corp.
0.755% due 10/11/2013		$24,200	$24,260
Turkiye Garanti Bankasi A/S
2.802% due 04/20/2016		900	900
UBS AG
2.250% due 08/12/2013		3,922	3,943
4.458% due 08/26/2013	AUD	10,902	11,384
7.625% due 08/17/2022		$3,400	3,808
UBS Preferred Funding Trust
6.243% due 05/15/2016 (d)		19,700	20,463
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		1,000	1,077
Wachovia Corp.
0.489% due 08/01/2013		500	500

			737,329

INDUSTRIALS 6.8%
AbbVie, Inc.
1.056% due 11/06/2015		6,000	6,091
Altria Group, Inc.
7.750% due 02/06/2014		1,600	1,695
Amgen, Inc.
1.875% due 11/15/2014		30,000	30,604
Anadarko Petroleum Corp.
7.000% due 11/15/2027		14,160	15,945
Anheuser-Busch InBev Worldwide, Inc.
0.851% due 01/27/2014		6,700	6,722
Asciano Finance Ltd.
5.000% due 04/07/2018		20,000	21,975
Braskem Finance Ltd.
5.750% due 04/15/2021		800	843
7.000% due 05/07/2020		4,700	5,325
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026		12,400	12,896
Continental Airlines, Inc.
6.750% due 09/15/2015		5,100	5,368
CSN Islands Corp.
6.875% due 09/21/2019		5,100	5,686
CSN Resources S.A.
6.500% due 07/21/2020		3,700	3,976
Daimler Finance North America LLC
0.905% due 01/09/2015		14,300	14,364
1.480% due 09/13/2013		1,600	1,606
1.635% due 07/11/2013		25,600	25,676
Deutsche Telekom International Finance BV
5.875% due 08/20/2013		6,200	6,324
Ford Motor Co.
7.700% due 05/15/2097		52,231	60,981
Gerdau Trade, Inc.
5.750% due 01/30/2021		300	322
H.J. Heinz Co.
5.350% due 07/15/2013		16,700	16,909
Hutchison Whampoa International Ltd.
7.625% due 04/09/2019		800	1,030
KB Home
5.875% due 01/15/2015		6,848	7,276
Mondelez International, Inc.
2.625% due 05/08/2013		2,400	2,405
5.250% due 10/01/2013		4,113	4,208
Noble Group Ltd.
4.875% due 08/05/2015		1,000	1,055
Pearson Dollar Finance PLC
5.500% due 05/06/2013		400	402
Pemex Project Funding Master Trust
7.500% due 12/18/2013	GBP	100	159

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Petrobras International Finance Co.
3.875% due 01/27/2016	$4,400	$4,627
5.875% due 03/01/2018	100	113
President and Fellows of Harvard College
6.500% due 01/15/2039	200	285
Reliance Holdings USA, Inc.
4.500% due 10/19/2020	6,700	7,039
Sanofi
0.594% due 03/28/2014	34,990	35,092
Telefonica Emisiones S.A.U.
2.582% due 04/26/2013	2,000	2,003
Temple-Inland, Inc.
6.375% due 01/15/2016	5,000	5,630
Teva Pharmaceutical Finance Co. BV
1.193% due 11/08/2013	41,000	41,214
Time Warner Cable, Inc.
6.200% due 07/01/2013	20,000	20,268
Total Capital Canada Ltd.
0.683% due 01/17/2014	16,862	16,918
Whirlpool Corp.
7.750% due 07/15/2016	8,300	9,845

		402,877

UTILITIES 0.7%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	300	384
Duke Energy Carolinas LLC
5.750% due 11/15/2013	100	103
Duke Energy Corp.
5.650% due 06/15/2013	2,225	2,248
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	700	748
Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022	6,500	6,411
Majapahit Holding BV
7.750% due 01/20/2020	1,800	2,214
NV Energy, Inc.
6.250% due 11/15/2020	1,000	1,213
Petroleos Mexicanos
8.000% due 05/03/2019	100	129
Qtel International Finance Ltd.
4.750% due 02/16/2021	1,700	1,900
7.875% due 06/10/2019	3,000	3,930
Qwest Corp.
3.530% due 06/15/2013	2,000	2,007
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	239	267
5.832% due 09/30/2016	646	697
6.750% due 09/30/2019	1,000	1,250
Telefonica Chile S.A.
3.875% due 10/12/2022	6,100	6,023
TNK-BP Finance S.A.
6.625% due 03/20/2017	1,400	1,589
7.250% due 02/02/2020	3,600	4,333
7.500% due 07/18/2016	300	345
7.875% due 03/13/2018	1,300	1,567
Verizon Communications, Inc.
0.894% due 03/28/2014	5,600	5,632

		42,990

Total Corporate Bonds & Notes (Cost $1,132,396)		1,183,196

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 5.5%

ARIZONA 0.2%
Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2012
5.000% due 12/01/2029	$10,000	$11,784

CALIFORNIA 0.8%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	500	707
7.043% due 04/01/2050	1,100	1,580
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	1,100	1,610
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	2,000	2,337
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	200	237
Irvine Ranch Water District Joint Powers Agency, California Revenue Notes, Series 2012
2.388% due 03/15/2014	8,520	8,539
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.166% due 07/01/2040	4,400	5,141
6.603% due 07/01/2050	1,000	1,450
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	700	947
Los Angeles Wastewater System, California Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	1,175
Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	7,600	10,569
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	2,900	3,736
Riverside Community College District, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	100	117
7.021% due 08/01/2040	100	117
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	500	542
University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	200	200
6.548% due 05/15/2048	7,355	9,720

		48,724

CONNECTICUT 0.5%
Connecticut State General Obligation Bonds, Series 2012
5.000% due 06/01/2024	25,900	31,574

FLORIDA 0.0%
Miami-Dade County, Florida General Obligation Bonds, Series 2009
5.625% due 07/01/2038	2,100	2,425

ILLINOIS 0.3%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	1,000	1,151

46	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chicago Transit Authority, Illinois Revenue Bonds, Series 2011
5.250% due 12/01/2040	$7,000	$7,880
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	6,800	8,483
Cook County, Illinois Township High School District No. 21 J. Sterling Morton General Obligation Bonds, (AGM/CR/AMBAC Insured), Series 2004
0.000% due 12/01/2017	500	426

		17,940

KANSAS 0.3%
Kansas Development Finance Authority Revenue Bonds, Series 2012
5.000% due 11/15/2032	13,700	15,706

LOUISIANA 0.2%
East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, (BABs), Series 2010
6.087% due 02/01/2045	800	910
Louisiana Gasoline & Fuels Tax Revenue Bonds, Series 2012
5.000% due 05/01/2025	7,000	8,445

		9,355

MASSACHUSETTS 0.1%
Massachusetts School Building Authority Revenue Bonds, Series 2012
5.000% due 08/15/2026	3,800	4,575

NEBRASKA 0.0%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	100	119

NEVADA 0.2%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	200	281
Clark County, Nevada General Obligation Bonds, (AGM Insured), Series 2006
4.750% due 06/01/2030	300	326
Las Vegas Valley Water District, Nevada General Obligation Bonds, (BABs), Series 2009
7.263% due 06/01/2034	10,000	11,529

		12,136

NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.280% due 06/15/2013	1,500	1,502
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,412
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.250% due 06/15/2036	4,700	5,368

		8,282

NEW YORK 1.4%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
7.134% due 11/15/2030	5,500	6,682

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2042	$4,000	$4,390
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.246% due 06/01/2035	4,700	5,623
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2044	1,000	1,104
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	500	570
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2012
5.000% due 05/01/2030	3,800	4,433
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	600	669
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 03/15/2041	6,500	7,186
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2023	14,605	18,145
5.000% due 03/15/2026	12,400	14,730
5.000% due 12/15/2030	4,900	5,742
5.000% due 03/15/2031	1,500	1,734
New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 03/15/2025	7,385	8,777
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	1,000	1,236
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2026	1,000	1,205

		82,226

OHIO 0.3%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	1,000	1,488
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	700	683
Ohio Higher Educational Facility Commission Revenue Bonds, Series 2012
5.000% due 01/01/2038	6,000	6,658
Ohio State Revenue Bonds, Series 2012
5.000% due 12/15/2023	2,030	2,488
5.000% due 12/15/2024	3,250	3,941
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	4,400	4,679

		19,937

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	100	126

TEXAS 0.4%
City Public Service Board of San Antonio, Texas Revenue Bonds, Series 2012
5.000% due 02/01/2023	9,100	11,313

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dallas Convention Center Hotel Development Corp. Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	$1,900	$2,423
North Texas Municipal Water District Revenue Bonds, Series 2012
5.250% due 09/01/2023	7,600	9,564
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	2,600	3,361

		26,661

VIRGINIA 0.5%
Virginia Commonwealth Transportation Board Revenue Bonds, Series 2012
5.000% due 05/15/2030	24,375	28,770

WASHINGTON 0.2%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	2,400	2,950
Washington State General Obligation Bonds, Series 2012
5.000% due 07/01/2024	6,300	7,709

		10,659

Total Municipal Bonds & Notes (Cost $313,138)		330,999

U.S. GOVERNMENT AGENCIES 22.0%
Fannie Mae
0.500% due 03/30/2016	100	100
0.554% due 07/25/2037	612	615
0.584% due 07/25/2037	592	596
0.604% due 09/25/2035	619	618
0.614% due 09/25/2035	1,058	1,068
0.654% due 09/25/2035	518	522
0.704% due 09/25/2041	21,408	21,696
0.875% due 08/28/2017 - 02/08/2018	70,400	70,558
0.924% due 06/25/2037	1,526	1,539
0.934% due 06/25/2040	5,496	5,536
0.944% due 03/25/2040	1,371	1,388
1.250% due 01/30/2017	3,600	3,683
2.310% due 08/01/2022	400	405
2.500% due 04/01/2028 - 05/01/2028	66,000	68,465
2.870% due 09/01/2027	4,100	3,980
3.000% due 08/01/2021 - 04/01/2043	79,943	83,838
3.430% due 03/01/2022	11,314	12,378
3.500% due 03/01/2020 - 04/01/2043	184,559	195,592
4.000% due 12/01/2024 - 05/01/2043	256,865	274,192
4.500% due 07/01/2020 - 04/01/2043	107,144	115,728
5.000% due 02/13/2017 - 07/01/2035	24,554	26,901
5.375% due 06/12/2017	2,200	2,627
5.500% due 09/01/2025 - 05/01/2043	80,727	88,113
6.000% due 11/01/2032 - 05/01/2037	7,737	8,488
Farm Credit Bank
7.561% due 11/29/2049 (d)	10,257	10,382
FDIC Structured Sale Guaranteed Notes
0.704% due 11/29/2037	6,129	6,135

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	47

Schedule of Investments PIMCO EM Fundamental IndexPLUS® AR Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
0.703% due 09/15/2041	$11,470	$11,589
0.753% due 07/15/2041	1,801	1,815
0.875% due 03/07/2018	2,000	1,999
0.903% due 08/15/2037	1,294	1,306
0.913% due 10/15/2037	285	287
0.923% due 05/15/2037 - 09/15/2037	1,393	1,403
1.000% due 03/08/2017 - 09/29/2017	62,500	63,179
1.000% due 06/29/2017 (k)	60,200	60,990
1.250% due 05/12/2017 - 10/02/2019	19,000	19,017
1.750% due 05/30/2019	3,300	3,401
2.375% due 01/13/2022	20,900	21,811
3.500% due 06/15/2036	446	458
3.750% due 03/27/2019	900	1,034
4.000% due 06/15/2038 - 04/01/2043	19,794	20,624
4.500% due 07/15/2021 - 04/01/2043	97,106	104,025
5.000% due 02/16/2017	1,500	1,750
5.500% due 08/23/2017 - 11/01/2037	766	868
Small Business Administration
6.220% due 12/01/2028	64	75

Total U.S. Government Agencies (Cost $1,303,103)		1,320,774

U.S. TREASURY OBLIGATIONS 33.3%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2017	14,598	15,757
0.125% due 01/15/2022	12,208	13,303
0.125% due 07/15/2022	34,344	37,486
0.625% due 07/15/2021	54,146	62,031
0.625% due 02/15/2043	200	202
0.750% due 02/15/2042 (j)(k)	6,726	7,057
1.125% due 01/15/2021	5,579	6,586
1.250% due 07/15/2020	14,359	17,175
1.375% due 01/15/2020	4,685	5,588
1.750% due 01/15/2028 (k)	20,663	26,337
1.875% due 07/15/2019	9,598	11,766
2.000% due 01/15/2026	19,490	25,431
2.125% due 01/15/2019	3,217	3,929
2.375% due 01/15/2025	51,305	69,029
2.375% due 01/15/2027 (j)(k)	104,360	142,394
2.500% due 01/15/2029 (j)(k)	47,189	66,116
3.875% due 04/15/2029	6,443	10,497
U.S. Treasury Notes
0.375% due 11/15/2015 (k)(l)	408,100	408,802
0.375% due 01/15/2016	400	401
0.750% due 10/31/2017 (k)(l)	26,700	26,790
0.750% due 12/31/2017	58,600	58,714
0.750% due 02/28/2018	37,700	37,715
0.875% due 07/31/2019 (j)(k)	56,800	56,112
1.000% due 06/30/2019 (j)(k)(l)	93,200	92,901
1.000% due 08/31/2019	20,600	20,476
1.000% due 09/30/2019	13,200	13,112
1.000% due 11/30/2019	150,500	149,089
1.125% due 05/31/2019	14,700	14,786
1.125% due 12/31/2019 (h)	20,500	20,446
1.125% due 03/31/2020 (a)	26,800	26,576
1.250% due 10/31/2019 (h)	29,900	30,148
1.250% due 02/29/2020 (h)	15,800	15,841
1.375% due 01/31/2020	37,700	38,165
1.625% due 08/15/2022	99,700	98,508
1.625% due 11/15/2022 (g)(h)	236,500	232,546

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.750% due 05/15/2022		$6,200	$6,224
2.000% due 02/15/2023 (g)		44,100	44,699
2.625% due 04/30/2018		21,200	23,158
2.875% due 03/31/2018		1,700	1,877
3.375% due 11/15/2019		9,900	11,342
3.625% due 02/15/2020		42,000	48,845

Total U.S. Treasury Obligations (Cost $1,976,611)			1,997,957

MORTGAGE-BACKED SECURITIES 4.5%
Arran Residential Mortgages Funding PLC
1.426% due 11/19/2047	EUR	3,271	4,203
1.626% due 05/16/2047		1,727	2,254
Banc of America Commercial Mortgage Trust
5.309% due 10/10/2045		$9,218	9,493
Banc of America Funding Corp.
0.483% due 06/20/2047		3,600	2,292
4.993% due 02/20/2035		4,020	4,046
Banc of America Large Loan Trust
2.503% due 11/15/2015		1,538	1,551
Banc of America Mortgage Trust
3.126% due 06/25/2035		3,067	2,879
Banc of America Re-REMIC Trust
5.675% due 02/24/2051		4,900	5,562
BCAP LLC Trust
2.846% due 12/26/2037		147	147
3.556% due 12/26/2035		8,668	7,608
Bear Stearns Adjustable Rate Mortgage Trust
2.320% due 08/25/2035		1,722	1,754
2.643% due 08/25/2035		1,376	1,387
Bear Stearns Alt-A Trust
0.524% due 08/25/2036		5,927	3,335
Chase Mortgage Finance Corp.
2.912% due 12/25/2035		2,494	2,353
Citigroup Mortgage Loan Trust, Inc.
0.274% due 01/25/2037		894	491
2.570% due 03/25/2036		2,059	1,915
2.823% due 03/25/2034		1,675	1,671
Countrywide Alternative Loan Trust
0.374% due 05/25/2047		2,263	1,827
0.404% due 05/25/2036		6,094	4,313
Credit Suisse First Boston Mortgage Securities Corp.
2.626% due 02/25/2034		1,130	1,113
Downey Savings & Loan Association Mortgage Loan Trust
1.023% due 09/19/2044		639	570
First Horizon Mortgage Pass-Through Trust
2.598% due 10/25/2035		704	636
Granite Master Issuer PLC
0.383% due 12/20/2054		4,465	4,381
0.734% due 12/20/2054	GBP	31,132	46,428
0.814% due 12/20/2054		14,056	20,965
Granite Mortgages PLC
0.589% due 01/20/2044	EUR	138	176
0.867% due 09/20/2044	GBP	2,767	4,169
0.887% due 09/20/2044		743	1,116
0.891% due 01/20/2044		112	168
GSR Mortgage Loan Trust
2.675% due 09/25/2035		$927	941
Harborview Mortgage Loan Trust
0.453% due 01/19/2036		6,821	4,604
0.543% due 06/20/2035		1,757	1,665
Holmes Master Issuer PLC
1.545% due 10/15/2054	EUR	1,191	1,541
Homebanc Mortgage Trust
0.514% due 03/25/2035		$5,124	4,192

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Indus (Eclipse) PLC
0.681% due 01/25/2020	GBP	6,871	$10,018
Indymac Index Mortgage Loan Trust
0.464% due 06/25/2035		$584	490
JPMorgan Chase Commercial Mortgage Securities Corp.
4.717% due 02/15/2046		3,100	3,602
4.928% due 09/12/2037		3,358	3,377
5.447% due 06/12/2047		699	722
JPMorgan Mortgage Trust
3.003% due 07/25/2035		4,874	4,834
3.025% due 08/25/2035^		1,149	1,074
5.750% due 01/25/2036		48	46
Merrill Lynch Floating Trust
0.740% due 07/09/2021		13,991	13,790
Merrill Lynch Mortgage Investors Trust
0.454% due 11/25/2035		4,065	3,847
5.114% due 09/25/2035		1,213	1,164
Morgan Stanley Capital Trust
5.439% due 02/12/2044		1,800	1,860
5.575% due 04/12/2049		3,266	3,337
5.610% due 04/15/2049		847	858
Morgan Stanley Mortgage Loan Trust
0.464% due 04/25/2035		7,679	6,997
2.699% due 07/25/2035		2,565	2,161
MortgageIT Trust
0.484% due 10/25/2035		1,704	1,475
OBP Depositor LLC Trust
4.646% due 07/15/2045		4,600	5,330
Prime Mortgage Trust
6.000% due 06/25/2036		3,179	2,745
Provident Funding Mortgage Loan Trust
2.926% due 10/25/2035		6,674	6,517
Residential Accredit Loans, Inc. Trust
0.384% due 09/25/2036		6,686	4,952
0.704% due 03/25/2035		1,936	1,298
0.704% due 08/25/2035^		11,913	8,190
1.677% due 08/25/2035		213	177
3.768% due 12/25/2035		7,765	6,037
3.827% due 09/25/2035		2,784	2,228
Silenus European Loan Conduit Ltd.
0.376% due 05/15/2019	EUR	104	126
Wachovia Mortgage Loan Trust LLC
3.032% due 10/20/2035		$2,096	1,928
WaMu Mortgage Pass-Through Certificates
0.494% due 12/25/2045		3,950	3,576
2.571% due 11/25/2046		7,242	6,852
4.732% due 12/25/2036^		794	739
5.009% due 06/25/2037		7,906	7,181
Wells Fargo Mortgage-Backed Securities Trust
2.683% due 03/25/2035		1,963	1,941

Total Mortgage-Backed Securities (Cost $256,771)			271,215

ASSET-BACKED SECURITIES 2.8%
Ares CLO Ltd.
0.538% due 02/24/2018		2,931	2,920
Asset-Backed Securities Corp. Home Equity Loan Trust
0.844% due 07/25/2035		2,400	2,086
Bear Stearns Asset-Backed Securities Trust
0.364% due 08/25/2036		3,116	2,147
0.884% due 10/25/2035		11,700	6,110
Centurion CDO Ltd.
0.672% due 01/30/2016		322	322
Chase Issuance Trust
5.160% due 04/16/2018		100	113

48	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citibank Omni Master Trust
2.953% due 08/15/2018		$4,600	$4,763
Countrywide Asset-Backed Certificates
0.304% due 08/25/2037		5,006	4,913
Duane Street CLO Ltd.
0.543% due 11/08/2017		6,281	6,280
Galaxy CLO Ltd.
0.569% due 04/17/2017		340	340
Globaldrive BV
2.468% due 08/20/2017	EUR	9,251	11,916
Halcyon Structured Asset Management Long/Short Ltd.
0.495% due 10/12/2018		$9,168	9,135
0.521% due 08/07/2021		2,376	2,350
Hillmark Funding
0.539% due 05/21/2021		5,800	5,668
HSBC Home Equity Loan Trust
1.143% due 11/20/2036		3,506	3,496
JPMorgan Mortgage Acquisition Corp.
0.444% due 05/25/2036		9,400	6,634
Lafayette CLO Ltd.
1.683% due 09/06/2022		9,919	9,924
Morgan Stanley ABS Capital
0.524% due 11/25/2035		11,483	11,315
Option One Mortgage Loan Trust
0.344% due 01/25/2037		4,000	2,061
Park Place Securities, Inc.
0.654% due 09/25/2035		445	423
Penta CLO S.A.
0.564% due 06/04/2024	EUR	3,873	4,708
Plymouth Rock CLO Ltd.
1.790% due 02/16/2019		$374	374
SLC Student Loan Trust
4.750% due 06/15/2033		5,851	5,557
SLM Student Loan Trust
0.463% due 12/15/2023	EUR	7,658	9,605
3.453% due 05/16/2044		$2,240	2,375
3.500% due 08/17/2043		2,753	2,642
Soundview Home Loan Trust
0.334% due 12/25/2036		3,510	3,360
South Texas Higher Education Authority, Inc.
0.784% due 10/01/2020		15,390	15,411
Specialty Underwriting & Residential Finance
0.504% due 12/25/2036		28,000	18,835
Structured Asset Securities Corp.
0.374% due 12/25/2036		4,900	3,386
Venture CDO Ltd.
0.522% due 07/22/2021		9,500	9,231
Wind River CLO Ltd.
0.610% due 12/19/2016		557	555

Total Asset-Backed Securities (Cost $161,116)			168,955

SOVEREIGN ISSUES 12.9%
Indonesia Government International Bond
7.500% due 01/15/2016		2,900	3,335
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (c)	EUR	695	860
2.500% due 03/01/2015		16,500	21,319
3.000% due 11/01/2015		9,200	11,957
3.500% due 11/01/2017		11,000	14,123
3.750% due 08/01/2015		3,600	4,751
3.750% due 04/15/2016		5,000	6,617
3.750% due 08/01/2016		1,800	2,376
4.000% due 02/01/2017		7,000	9,258
4.250% due 07/01/2014		1,200	1,586
4.250% due 08/01/2014		1,400	1,856

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 07/15/2015	EUR	17,800	$23,846
4.750% due 09/15/2016		3,700	5,029
4.750% due 05/01/2017		37,000	49,901
4.750% due 06/01/2017		38,800	52,335
5.250% due 08/01/2017		200	275
6.000% due 11/15/2014		6,200	8,469
Italy Certificati Di Credito Del Tesoro
0.000% due 09/30/2014		15,900	19,840
Korea Housing Finance Corp.
4.125% due 12/15/2015		$1,000	1,080
Mexico Government International Bond
6.250% due 06/16/2016	MXN	34,400	2,939
7.750% due 12/14/2017		38,100	3,494
9.000% due 06/20/2013		1,555,000	127,366
10.000% due 12/05/2024		8,900	1,038
Province of British Columbia
4.300% due 06/18/2042	CAD	300	340
Province of Ontario
1.600% due 09/21/2016		$7,800	8,033
1.650% due 09/27/2019		800	801
2.850% due 06/02/2023	CAD	300	297
3.000% due 07/16/2018		$22,700	24,681
3.150% due 06/02/2022	CAD	61,800	63,273
4.000% due 10/07/2019		$2,000	2,287
4.000% due 06/02/2021	CAD	5,500	6,020
4.200% due 03/08/2018		200	219
4.200% due 06/02/2020		19,100	21,145
4.300% due 03/08/2017		800	867
4.400% due 06/02/2019		900	1,002
4.400% due 04/14/2020		$9,300	10,885
4.600% due 06/02/2039	CAD	600	695
5.500% due 06/02/2018		300	346
5.850% due 03/08/2033		1,400	1,849
Province of Quebec
2.750% due 08/25/2021		$48,400	50,375
3.000% due 09/01/2023	CAD	200	198
3.500% due 07/29/2020		$7,300	8,103
3.500% due 12/01/2022	CAD	25,900	27,012
4.250% due 12/01/2021		11,900	13,178
4.250% due 12/01/2043		22,200	24,317
4.500% due 12/01/2017		100	110
4.500% due 12/01/2018		500	556
Spain Government International Bond
3.000% due 04/30/2015	EUR	1,300	1,686
3.150% due 01/31/2016		11,000	14,187
3.750% due 10/31/2015		80,800	105,800
3.800% due 01/31/2017		200	260
4.250% due 10/31/2016		4,300	5,672
4.400% due 01/31/2015		3,200	4,266

Total Sovereign Issues (Cost $764,058)			772,110

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Wells Fargo & Co.
7.500% due 12/31/2049 (d)		1,639	2,112

Total Convertible Preferred Securities (Cost $1,840)			2,112

PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (d)		1,000	1,272
GMAC Capital Trust
8.125% due 02/15/2040		50,000	1,360

		SHARES	MARKET VALUE (000S)
Sovereign Real Estate Investment Trust
12.000% due 05/16/2020 (d)		4,800	$6,172

Total Preferred Securities (Cost $8,472)			8,804

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 9.6%

CERTIFICATES OF DEPOSIT 1.5%
Banco do Brasil S.A.
1.997% due 06/28/2013		$37,200	37,166
Dexia Credit Local S.A.
1.400% due 09/20/2013		9,600	9,628
1.500% due 09/27/2013		8,300	8,329
1.700% due 09/06/2013		17,600	17,670
Itau Unibanco Holding S.A.
0.000% due 10/31/2013		13,200	13,091
0.000% due 11/01/2013		3,300	3,268

			89,152

COMMERCIAL PAPER 1.1%
Electricite de France S.A.
0.825% due 01/17/2014		17,700	17,621
Ford Motor Credit Co. LLC
1.020% due 04/02/2013		10,500	10,500
Santander S.A.
2.200% due 04/02/2013		4,000	4,000
3.100% due 10/01/2013		16,300	16,218
Standard Chartered Bank
0.950% due 09/26/2013		14,500	14,479

			62,818

REPURCHASE AGREEMENTS 0.0%
Banc of America Securities LLC
0.210% due 04/01/2013		2,800	2,800

(Dated 03/28/2013. Collateralized by U.S. Treasury Notes 0.625% due 05/31/2017 valued at $2,863. Repurchase proceeds are $2,800.)

MEXICO TREASURY BILLS 2.8%
4.209% due 04/04/2013 - 06/20/2013 (b)	MXN	2,042,500	164,804

U.S. TREASURY BILLS 0.0%
0.134% due 09/19/2013 - 02/06/2014 (b)(l)		$1,180	1,179

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (e) 4.2%
PIMCO Short-Term Floating NAV Portfolio		779	8
PIMCO Short-Term Floating NAV Portfolio III		25,062,617	250,451

			250,459

Total Short-Term Instruments (Cost $566,353)			571,212

Total Investments 110.8% (Cost $6,496,164)			$6,640,123

Written Options (n) (0.0%) (Premiums $4,344)			(1,987)

Other Assets and Liabilities (Net) (10.8%)			(643,312)

Net Assets 100.0%			$5,994,824

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	49

Schedule of Investments PIMCO EM Fundamental IndexPLUS® AR Strategy Fund (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.
(e)	Affiliated to the Fund.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $120,716 at a weighted average interest rate of 0.031%.
(g)	Securities with an aggregate market value of $71,740 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
DEU	0.080%	03/22/2013	04/03/2013	$6,650	$(6,650)
	0.100%	03/21/2013	04/03/2013	37,781	(37,781)
	0.100%	03/22/2013	04/03/2013	26,984	(26,984)

					$(71,415)

(h)	Securities with an aggregate market value of $119,087 have been pledged or delivered as collateral for forward settling transactions, such as delayed-delivery or sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of March 31, 2013.
(i)	Sale-buyback financing transactions as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
BRC	0.120%	03/26/2013	04/15/2013	$17,996	$(18,008)
	0.180%	03/25/2013	04/15/2013	13,843	(13,852)
GLM	0.100%	03/22/2013	04/12/2013	30,159	(30,171)
	0.100%	03/25/2013	04/03/2013	15,774	(15,775)
	0.150%	03/27/2013	04/15/2013	38,317	(38,342)
	0.200%	03/21/2013	04/12/2013	2,885	(2,886)

					$(119,034)

(1)	Payable for sale-buyback financing transactions includes $53 of deferred price drop on sale-buyback financing transactions.

(j)	Securities with an aggregate market value of $3,140 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
3-Month Euribor December Futures	Long	12/2014	78	$43
3-Month Euribor June Futures	Long	06/2015	79	(1)
3-Month Euribor March Futures	Long	03/2015	81	(3)
90-Day Eurodollar December Futures	Long	12/2013	32	2
90-Day Eurodollar December Futures	Long	12/2015	2,156	(184)
90-Day Eurodollar June Futures	Long	06/2015	3,757	1,331
90-Day Eurodollar June Futures	Long	06/2016	34	(4)
90-Day Eurodollar March Futures	Long	03/2016	555	(25)
90-Day Eurodollar September Futures	Long	09/2013	25	1
90-Day Eurodollar September Futures	Long	09/2015	251	141
90-Day Eurodollar September Futures	Long	09/2016	22	(3)
Euro-Bund 10-Year Bond June Futures	Short	06/2013	75	(167)

				$1,131

(k)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $14,699 and cash of $51 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)		Market Value (6)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe 18 Index	(1.000%	)	12/20/2017	EUR	300	$3	$0

50	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$	68,900	$7	$89
Pay	3-Month USD-LIBOR	1.500%	03/18/2016		600,200	4,444	537
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		136,200	7,833	(977)
Pay	6-Month AUD-BBR-BBSW	3.500%	03/15/2018	AUD	7,700	(20)	9
Pay	6-Month AUD-BBR-BBSW	3.750%	12/11/2018		22,000	18	67

						$12,282	$(275)

(l)	Securities with an aggregate market value of $140,526 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(m)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	DUB	1.000%	12/20/2020	1.378%	$	7,900	$(245)	$(1,644)	$1,399
American International Group, Inc.	UAG	1.000%	12/20/2020	1.378%		300	(9)	(66)	57
Australia Government Bond	CBK	1.000%	06/20/2017	0.318%		500	15	8	7
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2021	1.038%		5,300	(26)	(172)	146
Berkshire Hathaway Finance Corp.	CBK	1.000%	09/20/2016	0.552%		7,000	112	(51)	163
Berkshire Hathaway Finance Corp.	UAG	1.000%	06/20/2017	0.640%		14,100	220	(286)	506
Brazil Government International Bond	BRC	1.000%	06/20/2015	0.864%		500	2	(7)	9
Brazil Government International Bond	BRC	1.000%	03/20/2016	0.994%		10,800	6	(37)	43
Brazil Government International Bond	BRC	1.000%	06/20/2016	1.024%		12,200	(4)	(18)	14
Brazil Government International Bond	CBK	1.000%	09/20/2015	0.916%		1,000	2	(16)	18
Brazil Government International Bond	DUB	1.000%	06/20/2015	0.864%		1,000	3	(10)	13
Brazil Government International Bond	DUB	1.000%	06/20/2017	1.185%		2,100	(15)	(19)	4
Brazil Government International Bond	FBF	1.000%	09/20/2015	0.916%		7,200	17	(90)	107
Brazil Government International Bond	FBF	1.000%	06/20/2016	1.024%		10,700	(4)	(16)	12
Brazil Government International Bond	GST	1.000%	06/20/2015	0.864%		500	1	(7)	8
Brazil Government International Bond	GST	1.000%	06/20/2017	1.185%		1,000	(8)	(15)	7
Brazil Government International Bond	HUS	1.000%	06/20/2015	0.864%		300	1	(8)	9
Brazil Government International Bond	HUS	1.000%	09/20/2015	0.916%		900	2	(9)	11
Brazil Government International Bond	JPM	1.000%	09/20/2015	0.916%		1,400	3	(16)	19
Brazil Government International Bond	JPM	1.000%	06/20/2017	1.185%		7,600	(56)	(73)	17
Brazil Government International Bond	UAG	1.000%	09/20/2015	0.916%		500	1	(5)	6
China Government International Bond	BPS	1.000%	03/20/2016	0.386%		300	6	4	2
China Government International Bond	BRC	1.000%	03/20/2016	0.386%		700	13	8	5
China Government International Bond	CBK	1.000%	06/20/2016	0.407%		3,100	61	33	28
General Electric Capital Corp.	BOA	1.000%	12/20/2015	0.542%		2,200	28	(44)	72
General Electric Capital Corp.	BOA	1.000%	03/20/2016	0.597%		14,200	175	(150)	325
General Electric Capital Corp.	BOA	1.000%	09/20/2016	0.705%		17,900	188	(418)	606
General Electric Capital Corp.	CBK	5.000%	09/20/2014	0.299%		4,000	287	142	145
Indonesia Government International Bond	BPS	1.000%	06/20/2021	2.059%		2,600	(201)	(180)	(21)
Indonesia Government International Bond	BRC	1.000%	06/20/2016	0.975%		3,500	4	(59)	63
Indonesia Government International Bond	CBK	1.000%	06/20/2016	0.975%		1,400	2	(26)	28
Indonesia Government International Bond	CBK	1.000%	06/20/2021	2.059%		800	(62)	(57)	(5)
Indonesia Government International Bond	DUB	1.000%	06/20/2021	2.059%		1,600	(123)	(108)	(15)
Indonesia Government International Bond	HUS	1.000%	06/20/2016	0.975%		1,400	2	(24)	26
Indonesia Government International Bond	UAG	1.000%	06/20/2021	2.059%		1,800	(139)	(125)	(14)
Italy Government International Bond	BOA	1.000%	03/20/2018	2.954%		2,000	(174)	(149)	(25)
Italy Government International Bond	BRC	1.000%	03/20/2018	2.954%		800	(70)	(51)	(19)
Italy Government International Bond	CBK	1.000%	03/20/2018	2.954%		400	(35)	(26)	(9)
Italy Government International Bond	DUB	1.000%	03/20/2018	2.954%		1,800	(156)	(133)	(23)
Italy Government International Bond	FBF	1.000%	03/20/2018	2.954%		400	(35)	(26)	(9)
Italy Government International Bond	MYC	1.000%	03/20/2018	2.954%		800	(70)	(52)	(18)
Japan Government International Bond	BOA	1.000%	03/20/2016	0.456%		200	4	3	1
Japan Government International Bond	BOA	1.000%	03/20/2017	0.574%		2,400	40	(18)	58
Japan Government International Bond	GST	1.000%	03/20/2017	0.574%		500	8	(4)	12
Japan Government International Bond	JPM	1.000%	03/20/2016	0.456%		27,200	449	102	347
Japan Government International Bond	MYC	1.000%	03/20/2016	0.456%		600	10	(6)	16
Japan Government International Bond	MYC	1.000%	06/20/2017	0.599%		300	5	(1)	6
MetLife, Inc.	BOA	1.000%	12/20/2014	0.386%		6,100	68	(88)	156
MetLife, Inc.	BOA	1.000%	12/20/2015	0.626%		1,900	20	(106)	126
MetLife, Inc.	CBK	1.000%	12/20/2014	0.386%		200	2	(3)	5
MetLife, Inc.	DUB	1.000%	03/20/2018	1.158%		6,400	(51)	(364)	313
MetLife, Inc.	FBF	1.000%	12/20/2014	0.386%		200	2	(3)	5
MetLife, Inc.	GST	1.000%	03/20/2015	0.436%		2,000	23	(121)	144

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	51

Schedule of Investments PIMCO EM Fundamental IndexPLUS® AR Strategy Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (3) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
MetLife, Inc.	GST	1.000%	09/20/2015	0.559%	$	3,500	$39	$(225)	$264
MetLife, Inc.	JPM	1.000%	09/20/2015	0.559%		5,600	62	(332)	394
Mexico Government International Bond	BPS	1.000%	06/20/2017	0.782%		8,100	76	(40)	116
Mexico Government International Bond	BRC	1.000%	03/20/2015	0.448%		400	4	(9)	13
Mexico Government International Bond	BRC	1.000%	03/20/2016	0.591%		4,500	56	(22)	78
Mexico Government International Bond	CBK	1.000%	03/20/2015	0.448%		400	5	(9)	14
Mexico Government International Bond	DUB	1.000%	03/20/2015	0.448%		200	2	(5)	7
Mexico Government International Bond	DUB	1.000%	06/20/2016	0.618%		12,600	158	31	127
Mexico Government International Bond	DUB	1.000%	09/20/2017	0.838%		1,700	12	(24)	36
Mexico Government International Bond	GST	1.000%	06/20/2017	0.782%		700	6	(7)	13
Mexico Government International Bond	JPM	1.000%	06/20/2017	0.782%		9,600	90	(127)	217
Mexico Government International Bond	MYC	1.000%	03/20/2016	0.591%		5,700	71	(35)	106
Mexico Government International Bond	MYC	1.000%	09/20/2017	0.838%		1,400	10	(20)	30
Mexico Government International Bond	RYL	1.000%	09/20/2015	0.519%		7,200	88	(84)	172
NRG Energy, Inc.	GST	5.000%	12/20/2019	4.206%		1,200	71	16	55
Prudential Financial, Inc.	GST	1.000%	09/20/2016	0.868%		6,700	30	(131)	161
Republic of Germany	BOA	0.250%	09/20/2016	0.240%		14,000	1	(252)	253
U.S. Treasury Notes	BPS	0.250%	03/20/2016	0.233%	EUR	4,400	(1)	(62)	61
U.S. Treasury Notes	HUS	0.250%	06/20/2017	0.294%		6,200	(23)	(12)	(11)
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.294%	$	1,100	26	19	7
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.279%		200	5	4	1
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.207%		900	15	5	10
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.294%		400	9	7	2

							$1,111	$(5,921)	$7,032

Credit Default Swaps on Credit Indices - Sell Protection (3)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)		Market Value (6)	Premiums Paid	Unrealized (Depreciation)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015	$	8,500	$383	$544	$(161)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		900	41	118	(77)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		22,000	991	1,440	(449)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		500	23	57	(34)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		1,700	76	191	(115)

						$1,514	$2,350	$(836)

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MYC	MXN	6,800	$15	$1	$14
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	BRC		2,300	1	(1)	2
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	HUS		6,800	4	(4)	8
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BOA		30,000	65	3	62
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BRC		182,000	395	(68)	463
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	HUS		52,000	113	(23)	136
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MYC		38,000	83	(24)	107
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	UAG		13,000	29	(2)	31

52	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	BOA	MXN	300	$0	$0	$0
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	BRC		10,000	0	(20)	20
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	GLM		33,000	1	(31)	32
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	HUS		163,600	5	(337)	342
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MYC		133,000	4	(264)	268
Pay	28-Day MXN-TIIE	5.750%	09/02/2022	BRC		44,000	69	(4)	73
Pay	28-Day MXN-TIIE	5.750%	09/02/2022	UAG		26,000	41	(3)	44
Pay	28-Day MXN-TIIE	6.000%	09/02/2022	MYC		27,000	84	(7)	91

							$909	$(784)	$1,693

Total Return Swaps on Indices
Pay/Receive	Underlying Reference	# of Units	Financing Rate	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	ERAEMLT Index	257,389	1-Month USD-LIBOR plus a specified spread	574,849	04/15/2013	BOA	$(8,551)
Receive	ERAEMLT Index	230,947	1-Month USD-LIBOR plus a specified spread	515,792	05/15/2013	BOA	(7,676)
Receive	ERAEMLT Index	68,251	1-Month USD-LIBOR plus a specified spread	153,545	05/31/2013	BOA	(3,462)
Receive	ERAEMLT Index	224,167	1-Month USD-LIBOR plus a specified spread	500,649	06/17/2013	BOA	(7,445)
Receive	ERAEMLT Index	295,888	1-Month USD-LIBOR plus a specified spread	665,660	06/28/2013	BOA	(14,991)
Receive	ERAEMLT Index	234,810	1-Month USD-LIBOR plus a specified spread	528,252	07/31/2013	BOA	(11,852)
Receive	ERAEMLT Index	57,209	1-Month USD-LIBOR plus a specified spread	128,703	12/31/2013	BOA	(2,897)
Receive	ERAEMLT Index	109,650	1-Month USD-LIBOR plus a specified spread	246,680	03/31/2014	BOA	(5,555)
Receive	ERAEMLT Index	133,748	1-Month USD-LIBOR plus a specified spread	294,387	04/30/2014	BOA	0
Receive	ERAEMLT Index	180,814	1-Month USD-LIBOR plus a specified spread	406,777	07/31/2013	FBF	(9,102)
Receive	ERAEMLT Index	223,876	1-Month USD-LIBOR plus a specified spread	500,000	04/15/2014	FBF	(7,421)
Receive	ERAEMLT Index	307,880	1-Month USD-LIBOR plus a specified spread	677,662	04/30/2014	FBF	0
Receive	ERAEMLT Index	105,204	1-Month USD-LIBOR plus a specified spread	236,677	05/31/2013	JPM	(5,372)
Receive	ERAEMLT Index	172,181	1-Month USD-LIBOR plus a specified spread	387,356	01/31/2014	JPM	(8,711)
Receive	ERAEMLT Index	123,400	1-Month USD-LIBOR plus a specified spread	277,395	03/31/2014	JPM	(6,243)

							$(99,278)

(n)	Written options outstanding as of March 31, 2013:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$129.000	04/26/2013	192	$77	$(6)
Call - CBOT U.S. Treasury 10-Year Note May Futures	132.500	04/26/2013	192	49	(61)

				$126	$(67)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	31,400	$59	$(56)
Put - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		31,400	70	(66)
Call - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		7,600	15	(14)
Put - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		7,600	17	(16)
Call - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		7,600	16	(14)
Put - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		7,600	16	(16)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013	$	37,300	263	(1)
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013	EUR	30,200	63	(7)
Put - OTC 2-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		12,200	23	(3)
Put - OTC 2-Year Interest Rate Swap	HUS	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		4,000	7	(1)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.300%	04/29/2013	$	13,500	37	(2)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		29,900	72	(5)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	09/03/2013		46,700	157	(143)
Call - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.750%	04/02/2013		29,300	12	0
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.150%	04/02/2013		29,300	55	0
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		37,700	89	(6)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.750%	04/02/2013		32,900	11	0
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.150%	04/02/2013		32,900	55	0
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.800%	04/29/2013		257,400	103	(29)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.850%	04/29/2013		24,000	29	(8)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.150%	04/29/2013		257,400	257	(157)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.200%	04/29/2013		24,000	17	(9)
Call - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	0.750%	04/02/2013		24,400	15	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	53

Schedule of Investments PIMCO EM Fundamental IndexPLUS® AR Strategy Fund (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.150%	04/02/2013	$	24,400	$30	$0
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	05/30/2013		48,900	363	(3)
Put - OTC 5-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013	EUR	17,300	88	(7)
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		8,500	43	(4)
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.800%	07/29/2013	$	14,800	59	(54)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		14,800	99	(45)
Call - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		13,200	59	(48)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		13,200	96	(41)
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		17,400	35	(64)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		17,400	110	(53)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		60,500	307	(221)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		60,500	269	(186)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		42,100	170	(154)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		42,100	207	(129)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		31,600	159	(116)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		31,600	223	(97)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.500%	05/30/2013		13,000	98	(2)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		18,600	65	(68)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		18,600	88	(57)

								$4,026	$(1,902)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC USD versus JPY	BPS	JPY	82.000	04/04/2013	$	5,900	$7	$0
Put - OTC USD versus JPY	BPS		84.000	04/04/2013		7,900	18	0
Put - OTC USD versus JPY	BPS		86.000	04/04/2013		16,100	48	0
Put - OTC USD versus JPY	BPS		87.000	04/04/2013		7,000	14	0
Call - OTC USD versus JPY	BOA		96.000	04/04/2013		4,700	48	(8)

							$135	$(8)

Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$2,100	$19	$(4)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	2,400	31	(4)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	1,000	7	(2)

						$57	$(10)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR	Premium
Balance at 03/31/2012	0	$1,035,700	EUR 0	$8,507
Sales	11,446	3,960,100	186,400	13,570
Closing Buys	0	(566,700)	(10,500)	(1,089)
Expirations	(6,051)	(2,834,100)	(10,500)	(14,615)
Exercised	(5,011)	(188,500)	0	(2,029)

Balance at 03/31/2013	384	$1,406,500	EUR 165,400	$4,344

(o)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	04/01/2043	$9,000	$9,740	$(9,751)
Fannie Mae	6.000%	04/01/2043	3,000	3,286	(3,286)

				$13,026	$(13,037)

54	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(p)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	198	$	204	CBK	$0	$(2)	$(2)
04/2013		10,661		10,953	WST	0	(146)	(146)
04/2013	BRL	98,471		49,884	FBF	1,154	0	1,154
04/2013		98,471		48,898	UAG	168	0	168
04/2013	GBP	66,848		101,432	FBF	0	(140)	(140)
04/2013		3,100		4,659	WST	0	(51)	(51)
04/2013	JPY	1,067,324		11,991	BRC	652	0	652
04/2013		245,858		2,710	MSC	98	0	98
04/2013		1,067,324		11,972	UAG	633	0	633
04/2013	MXN	740,645		57,632	BOA	0	(2,306)	(2,306)
04/2013		560,943		43,107	BRC	0	(2,300)	(2,300)
04/2013		33,975		2,616	DUB	0	(135)	(135)
04/2013		1,041,346		83,538	HUS	0	(763)	(763)
04/2013		206,896		15,803	MSC	0	(946)	(946)
04/2013	$	182	AUD	177	RYL	2	0	2
04/2013		48,898	BRL	98,471	FBF	0	(168)	(168)
04/2013		47,815		98,471	UAG	915	0	915
04/2013		559	GBP	369	BPS	2	0	2
04/2013		1,219		799	RYL	0	(5)	(5)
04/2013		840	MXN	10,793	BRC	34	0	34
04/2013		6,941		91,751	CBK	487	0	487
04/2013		3,211		41,777	DUB	171	0	171
04/2013		1,285		17,137	FBF	102	0	102
04/2013		25,213		328,147	HUS	1,352	0	1,352
04/2013		32,810		431,763	JPM	2,143	0	2,143
04/2013		12,373		159,309	MSC	523	0	523
04/2013		15,524		201,542	UAG	791	0	791
05/2013	GBP	68,780	$	103,943	FBF	0	(548)	(548)
06/2013	CAD	168,928		164,308	DUB	0	(1,690)	(1,690)
06/2013	EUR	1,573		2,071	BPS	53	0	53
06/2013		87,995		115,027	BRC	2,170	0	2,170
06/2013		132,108		171,747	DUB	2,314	0	2,314
06/2013		87		113	HUS	1	0	1
06/2013		12,294		15,930	RBC	162	0	162
06/2013	MXN	434,959		34,885	BOA	0	(71)	(71)
06/2013		452,295		35,001	BPS	0	(1,349)	(1,349)
06/2013		117,910		9,427	CBK	0	(49)	(49)
06/2013		53,679		4,141	GLM	0	(173)	(173)
06/2013		456,454		36,342	HUS	0	(342)	(342)
06/2013		263,139		20,946	JPM	0	(214)	(214)
06/2013		549,732		43,998	UAG	0	(182)	(182)
06/2013	$	49,515	BRL	98,471	FBF	0	(1,122)	(1,122)
06/2013		104	CAD	107	CBK	1	0	1
06/2013		848	EUR	659	BPS	0	(3)	(3)
06/2013		121		93	CBK	0	(1)	(1)
06/2013		82,930	MXN	1,041,346	HUS	709	0	709
08/2013		400	IDR	3,968,800	FBF	1	0	1
08/2013		1,400		13,888,000	JPM	4	0	4
09/2013	EUR	22,600	$	29,055	UAG	308	(259)	49
11/2013		40,845		52,781	FBF	330	0	330
12/2013		66,400		83,810	BOA	0	(1,498)	(1,498)
04/2014		300		380	CBK	0	(6)	(6)
06/2014		500		634	FBF	0	(10)	(10)

						$15,280	$(14,479)	$801

(q)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Bank Loan Obligations	$0	$12,789	$0	$12,789
Corporate Bonds & Notes
Banking & Finance	0	725,550	11,779	737,329
Industrials	0	389,981	12,896	402,877
Utilities	0	42,990	0	42,990

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Municipal Bonds & Notes
Arizona	$0	$11,784	$0	$11,784
California	0	48,724	0	48,724
Connecticut	0	31,574	0	31,574
Florida	0	2,425	0	2,425
Illinois	0	17,940	0	17,940

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	55

Schedule of Investments PIMCO EM Fundamental IndexPLUS® AR Strategy Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Kansas	$0	$15,706	$0	$15,706
Louisiana	0	9,355	0	9,355
Massachusetts	0	4,575	0	4,575
Nebraska	0	119	0	119
Nevada	0	12,136	0	12,136
New Jersey	0	8,282	0	8,282
New York	0	82,226	0	82,226
Ohio	0	19,937	0	19,937
Tennessee	0	126	0	126
Texas	0	26,661	0	26,661
Virginia	0	28,770	0	28,770
Washington	0	10,659	0	10,659
U.S. Government Agencies	0	1,314,639	6,135	1,320,774
U.S. Treasury Obligations	0	1,997,957	0	1,997,957
Mortgage-Backed Securities	0	265,653	5,562	271,215
Asset-Backed Securities	0	159,031	9,924	168,955
Sovereign Issues	0	772,110	0	772,110
Convertible Preferred Securities
Banking & Finance	2,112	0	0	2,112
Preferred Securities
Banking & Finance	1,360	7,444	0	8,804
Short-Term Instruments
Certificates of Deposit	0	89,152	0	89,152
Commercial Paper	0	62,818	0	62,818
Repurchase Agreements	0	2,800	0	2,800

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Mexico Treasury Bills	$0	$164,804	$0	$164,804
U.S. Treasury Bills	0	1,179	0	1,179
Central Funds Used for Cash Management Purposes	250,459	0	0	250,459
	$253,931	$6,339,896	$46,296	$6,640,123

Short Sales, at value	$0	$(13,037)	$0	$(13,037)

Financial Derivative Instruments - Assets
Credit Contracts	0	7,201	0	7,201
Foreign Exchange Contracts	0	15,280	0	15,280
Interest Rate Contracts	1,518	2,395	0	3,913
	$1,518	$24,876	$0	$26,394

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(1,005)	0	(1,005)
Equity Contracts	0	(99,278)	0	(99,278)
Foreign Exchange Contracts	0	(14,487)	0	(14,487)
Interest Rate Contracts	(387)	(2,946)	(10)	(3,343)
	$(387)	$(117,716)	$(10)	$(118,113)

Totals	$255,062	$6,234,019	$46,286	$6,535,367

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$3,080	$8,529	$(22)	$(16)	$0	$208	$0	$0	$11,779	$206
Industrials	0	12,400	0	0	0	496	0	0	12,896	496
U.S. Government Agencies	100,007	(91,974)	(1,985)	1	10	76	0	0	6,135	36
Mortgage-Backed Securities	0	0	0	0	0	0	5,562	0	5,562	0
Asset-Backed Securities	7,187	16,800	(8,402)	50	38	241	0	(5,990)	9,924	4

	$110,274	$(54,245)	$(10,409)	$35	$48	$1,021	$5,562	$(5,990)	$46,296	$742

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(10)	$0	$0	$0	$0	$0	$0	$0	$(10)	$1

Totals	$110,264	$(54,245)	$(10,409)	$35	$48	$1,021	$5,562	$(5,990)	$46,286	$743

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$10,064	Benchmark Pricing	Base Price	100.61-101.00
	1,715	Third Party Vendor	Broker Quote	104.96
Industrials	12,896	Third Party Vendor	Broker Quote	104.00
U.S. Government Agencies	6,135	Third Party Vendor	Broker Quote	100.10
Mortgage-Backed Securities	5,562	Benchmark Pricing	Base Price	113.32
Asset-Backed Securities	9,924	Benchmark Pricing	Base Price	100.13

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(10)	Indicative Market Quotations	Broker Quote	0.16-0.19

Total	$46,286

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

56	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(r)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$70	$70
Unrealized appreciation on foreign currency contracts	0	0	0	15,280	0	15,280
Unrealized appreciation on OTC swap agreements	0	7,201	0	0	1,693	8,894

	$0	$7,201	$0	$15,280	$1,763	$24,244

Liabilities:
Written options outstanding	$0	$0	$0	$8	$1,979	$1,987
Variation margin payable on financial derivative instruments (2)	0	0	0	0	696	696
Unrealized depreciation on foreign currency contracts	0	0	0	14,479	0	14,479
Unrealized depreciation on OTC swap agreements	0	1,005	99,278	0	0	100,283

	$0	$1,005	$99,278	$14,487	$2,675	$117,445

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized gain on futures contracts	$0	$0	$0	$0	$7,296	$7,296
Net realized gain on written options	0	0	0	0	13,796	13,796
Net realized gain (loss) on swaps	0	1,493	89,711	0	9,085	100,289
Net realized gain on foreign currency transactions	0	0	0	4,961	0	4,961

	$0	$1,493	$89,711	$4,961	$30,177	$126,342

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on futures contracts	$0	$0	$0	$0	$3,166	$3,166
Net change in unrealized appreciation (depreciation) on written options	0	0	0	127	(1,999)	(1,872)
Net change in unrealized appreciation (depreciation) on swaps	0	4,945	26,445	0	(5,703)	25,687
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	4,014	0	4,014

	$0	$4,945	$26,445	$4,141	$(4,536)	$30,995

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,131 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(275) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	57

Schedule of Investments PIMCO EM Fundamental IndexPLUS® AR Strategy Fund (Cont.)

March 31, 2013

(s)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(66,153)	$82,259	$16,106
BPS	(1,417)	1,179	(238)
BRC	1,289	(1,220)	69
CBK	837	(870)	(33)
DUB	19	(810)	(791)
FBF	(16,947)	34,787	17,840
GLM	(609)	463	(146)
GST	170	(220)	(50)
HUS	2,051	(2,240)	(189)
JPM	(18,111)	21,327	3,216
MSC	(325)	95	(230)
MYC	(128)	(1,944)	(2,072)
RBC	162	0	162
RYL	(45)	(20)	(65)
SOG	15	0	15
UAG	2,526	(2,710)	(184)
WST	(197)	0	(197)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

58	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Fundamental Advantage Absolute Return Strategy Fund

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.5%
Springleaf Financial Funding Co.
5.500% due 05/10/2017		$14,600	$14,721

Total Bank Loan Obligations (Cost $14,550)			14,721

CORPORATE BONDS & NOTES 12.6%

BANKING & FINANCE 9.7%
Abbey National Treasury Services PLC
1.881% due 04/25/2014		3,800	3,837
Ally Financial, Inc.
4.625% due 06/26/2015		5,700	5,967
6.750% due 12/01/2014		3,500	3,771
8.000% due 11/01/2031		4,000	5,060
8.300% due 02/12/2015		5,000	5,563
American General Institutional Capital
8.125% due 03/15/2046		5,000	6,812
American International Group, Inc.
8.175% due 05/15/2068		4,400	5,946
Banco do Brasil S.A.
3.875% due 10/10/2022		4,000	3,880
Banco Santander Brasil S.A.
4.500% due 04/06/2015		800	836
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero
4.125% due 11/09/2022		5,100	5,138
Barclays Bank PLC
10.000% due 05/21/2021	GBP	1,209	2,471
10.179% due 06/12/2021		$3,000	4,035
14.000% due 06/15/2019 (d)	GBP	1,000	2,055
BBVA Bancomer S.A.
4.500% due 03/10/2016		$2,000	2,135
6.500% due 03/10/2021		4,100	4,674
Bear Stearns Cos. LLC
6.400% due 10/02/2017		250	299
7.250% due 02/01/2018		19,300	24,021
BNP Paribas S.A.
7.195% due 06/25/2037 (d)		17,000	17,595
BPCE S.A.
2.375% due 10/04/2013		1,300	1,313
CIT Group, Inc.
4.750% due 02/15/2015		14,900	15,645
Citigroup, Inc.
4.750% due 02/10/2019	EUR	2,000	2,541
Dai-ichi Life Insurance Co. Ltd.
7.250% due 07/25/2021 (d)		$3,800	4,300
DNB Bank ASA
3.200% due 04/03/2017		1,600	1,697
Eksportfinans ASA
2.000% due 09/15/2015		11,800	11,336
Export-Import Bank of Korea
4.125% due 09/09/2015		5,900	6,346
5.875% due 01/14/2015		3,000	3,259
Ford Motor Credit Co. LLC
2.750% due 05/15/2015		2,500	2,553
8.000% due 06/01/2014		200	215
GSPA Monetization Trust
6.422% due 10/09/2029		136	143
HSBC Bank USA N.A.
6.000% due 08/09/2017		2,400	2,817
HSBC Finance Capital Trust
5.911% due 11/30/2035		6,200	6,278
ICICI Bank Ltd.
5.500% due 03/25/2015		5,000	5,313
ING Bank NV
1.681% due 06/09/2014		5,000	5,059

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
International Lease Finance Corp.
5.625% due 09/20/2013		$4,800	$4,896
Intesa Sanpaolo SpA
6.500% due 02/24/2021		3,840	3,965
Itau Unibanco Holding S.A.
5.500% due 08/06/2022		5,800	6,061
JPMorgan Chase & Co.
0.465% due 09/26/2013	EUR	2,300	2,951
Korea Development Bank
3.000% due 09/14/2022		$2,800	2,791
LBG Capital PLC
8.000% due 06/15/2020 (d)		1,400	1,504
8.500% due 12/17/2021 (d)		700	750
LeasePlan Corp. NV
3.000% due 10/23/2017		4,300	4,391
Macquarie Group Ltd.
7.300% due 08/01/2014		3,100	3,322
Merrill Lynch & Co., Inc.
0.486% due 01/31/2014	EUR	7,900	10,115
0.510% due 05/30/2014		1,900	2,428
6.875% due 04/25/2018		$6,400	7,737
MetLife of Connecticut Institutional Funding Ltd.
0.684% due 02/05/2016	EUR	300	379
Moody’s Corp.
4.500% due 09/01/2022		$6,800	7,026
National Bank of Canada
2.200% due 10/19/2016		900	944
Nationwide Building Society
6.250% due 02/25/2020		4,300	5,043
Northern Rock Asset Management PLC
5.625% due 06/22/2017		3,800	4,432
PKO Finance AB
4.630% due 09/26/2022		1,200	1,248
Principal Life Income Funding Trusts
5.550% due 04/27/2015		900	988
Rabobank Group
4.030% due 04/20/2015	AUD	2,000	2,095
Resona Bank Ltd.
5.850% due 04/15/2016 (d)		$800	863
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		7,100	6,851
Royal Bank of Scotland PLC
2.003% due 03/30/2015	CAD	5,700	4,957
SLM Corp.
3.875% due 09/10/2015		$17,900	18,650
5.375% due 05/15/2014		3,400	3,558
8.450% due 06/15/2018		100	119
SLM Corp. CPI Linked Bond
4.098% due 01/31/2014		900	904
Springleaf Finance Corp.
4.125% due 11/29/2013	EUR	10,000	12,819
6.900% due 12/15/2017		$175	177
State Bank of India
4.500% due 07/27/2015		4,800	5,060
State Street Capital Trust
1.280% due 06/01/2077		3,000	2,426
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		4,632	4,890
Temasek Financial Ltd.
4.300% due 10/25/2019		1,000	1,142
Tri-Command Military Housing LLC
5.383% due 02/15/2048		1,817	1,601
UBS AG
1.301% due 01/28/2014		582	585
Wells Fargo & Co.
7.980% due 03/15/2018 (d)		13,400	15,485

			326,063

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 1.8%
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019		$4,700	$5,637
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026		5,800	6,032
Corp. Nacional del Cobre de Chile
7.500% due 01/15/2019		300	379
CSN Islands Corp.
6.875% due 09/21/2019		1,100	1,226
CSN Resources S.A.
6.500% due 07/21/2020		2,900	3,116
DISH DBS Corp.
7.750% due 05/31/2015		1,200	1,338
Gerdau Trade, Inc.
5.750% due 01/30/2021		1,500	1,609
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		5,000	4,923
HCA, Inc.
7.875% due 02/15/2020		7,800	8,638
Noble Group Ltd.
4.875% due 08/05/2015		1,200	1,266
6.750% due 01/29/2020		8,600	9,675
Norfolk Southern Corp.
5.750% due 04/01/2018		3,600	4,320
Pemex Project Funding Master Trust
7.500% due 12/18/2013	GBP	200	319
Petrobras International Finance Co.
5.875% due 03/01/2018		$2,300	2,595
8.375% due 12/10/2018		2,400	3,012
Quicksilver Resources, Inc.
11.750% due 01/01/2016		1,100	1,128
Transocean, Inc.
4.950% due 11/15/2015		1,700	1,841
Vale Overseas Ltd.
5.625% due 09/15/2019		3,100	3,513

			60,567

UTILITIES 1.1%
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		2,500	2,604
7.700% due 08/07/2013		2,400	2,454
8.700% due 08/07/2018		3,700	4,732
Duquesne Light Holdings, Inc.
6.400% due 09/15/2020		6,200	7,554
Electricite de France S.A.
5.500% due 01/26/2014		300	312
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		2,000	2,138
7.343% due 04/11/2013		100	100
Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022		2,000	1,973
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016		1,000	1,075
Petroleos Mexicanos
6.000% due 03/05/2020		3,700	4,384
8.000% due 05/03/2019		1,100	1,414
Qtel International Finance Ltd.
3.375% due 10/14/2016		200	211
4.750% due 02/16/2021		500	559
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.500% due 09/30/2014		700	746
Telefonica Chile S.A.
3.875% due 10/12/2022		2,400	2,370

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	59

Schedule of Investments PIMCO Fundamental Advantage Absolute Return Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TNK-BP Finance S.A.
7.250% due 02/02/2020	$1,900	$2,287
7.500% due 07/18/2016	2,300	2,647

		37,560

Total Corporate Bonds & Notes (Cost $401,163)		424,190

MUNICIPAL BONDS & NOTES 6.4%

ALASKA 0.0%
Northern Tobacco Securitization Corp. Alaska Revenue Bonds, Series 2006
5.000% due 06/01/2046	1,700	1,519

CALIFORNIA 2.2%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	1,300	1,656
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.793% due 04/01/2030	2,180	2,796
6.907% due 10/01/2050	1,600	2,261
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	1,100	1,333
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	100	139
7.550% due 04/01/2039	100	145
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	3,500	5,124
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	100
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	2,000	2,369
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042	4,000	5,480
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	1,600	2,320
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2012
5.000% due 07/01/2027	5,000	5,926
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	1,200	1,623
Los Angeles Wastewater System, California Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,300	1,528
5.813% due 06/01/2040	5,700	6,848
Northern California Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	20,000	25,540
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	1,000	1,178
Riverside Community College District, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	200	233
7.021% due 08/01/2040	500	582
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	2,500	2,883
6.583% due 05/15/2049	2,000	2,626
University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	600	601

		73,291

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONNECTICUT 0.3%
Connecticut State General Obligation Bonds, Series 2012
5.000% due 06/01/2024	$8,125	$9,905

DISTRICT OF COLUMBIA 1.0%
Metropolitan Washington Airports Authority, District of Columbia Revenue Bonds, (BABs), Series 2009
7.462% due 10/01/2046	25,100	31,914

ILLINOIS 0.1%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	1,200	1,381
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	100	116
6.899% due 12/01/2040	1,600	1,964
Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2006
5.000% due 07/01/2025	500	551

		4,012

NEW JERSEY 0.1%
Middlesex County, New Jersey Improvement Authority Revenue Bonds, (AGM Insured), Series 2004
0.000% due 10/01/2022	1,935	1,299
0.000% due 10/01/2023	2,455	1,553
Tobacco Settlement Financing Corp. New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2029	100	97
5.000% due 06/01/2041	1,900	1,719

		4,668

NEW YORK 1.7%
New York City, New York General Obligation Bonds, Series 2012
5.000% due 08/01/2024	4,500	5,456
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
6.011% due 06/15/2042	1,000	1,339
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2043	2,700	2,968
5.000% due 06/15/2044	3,400	3,738
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	1,600	1,824
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2012
5.000% due 02/01/2031	500	579
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2024	700	854
5.000% due 03/15/2034	7,400	8,436
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	1,600	1,978
Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	20,000	19,992
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2025	7,600	9,244

		56,408

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 0.2%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	$3,500	$5,209

TEXAS 0.3%
Dallas Convention Center Hotel Development Corp. Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	7,700	9,821

VIRGINIA 0.1%
Virginia Commonwealth Transportation Board Revenue Bonds, Series 2012
5.000% due 05/15/2028	3,900	4,627

WASHINGTON 0.4%
Washington State General Obligation Bonds, Series 2012
5.000% due 07/01/2024	11,415	13,968

Total Municipal Bonds & Notes (Cost $201,445)		215,342

U.S. GOVERNMENT AGENCIES 21.3%
Fannie Mae
0.500% due 03/30/2016	400	401
0.875% due 08/28/2017 - 02/08/2018	37,100	37,160
1.125% due 04/27/2017 (j)	1,900	1,937
1.250% due 01/30/2017	100	102
1.872% due 07/01/2035	746	781
2.196% due 03/01/2034	739	782
2.310% due 08/01/2022	200	202
2.322% due 12/01/2034	901	963
2.500% due 10/01/2027 - 05/01/2028	18,481	19,189
2.870% due 09/01/2027	1,000	971
3.000% due 04/01/2028 - 04/01/2043	42,000	44,031
3.500% due 11/01/2025 - 04/01/2043	30,369	32,058
3.820% due 09/01/2021	4,910	5,475
4.000% due 04/01/2028	17,000	18,192
4.500% due 04/01/2023 - 06/25/2041	40,199	44,585
5.000% due 02/13/2017 - 01/01/2039	7,016	7,674
5.500% due 05/01/2023 - 05/01/2043	29,642	32,367
6.000% due 05/01/2036 - 04/01/2043	10,605	11,637
6.500% due 09/01/2036	992	1,141
Freddie Mac
0.750% due 01/12/2018	71,200	70,881
0.875% due 03/07/2018	900	900
1.000% due 03/08/2017 - 09/29/2017	22,800	23,067
1.250% due 05/12/2017 - 10/02/2019	203,900	203,051
3.000% due 08/01/2019 (i)	63,900	64,476
3.500% due 07/15/2042	5,444	5,858
4.000% due 06/15/2038 - 07/15/2041	71,175	77,158
5.500% due 07/01/2036 - 03/01/2040	5,291	5,738
6.500% due 05/01/2035	1,431	1,679
Small Business Administration
5.490% due 03/01/2028	281	324
6.020% due 08/01/2028	2,876	3,358

Total U.S. Government Agencies (Cost $692,223)		716,138

60	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 30.9%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2017 (i)(j)		$1,318	$1,422
0.125% due 01/15/2022		305	333
0.125% due 07/15/2022		5,607	6,120
0.625% due 07/15/2021		613	702
0.750% due 02/15/2042 (i)(j)		6,726	7,057
1.125% due 01/15/2021		211	249
1.250% due 07/15/2020		633	758
1.750% due 01/15/2028		16,706	21,294
1.875% due 07/15/2019		647	793
2.000% due 01/15/2026 (i)		4,989	6,509
2.125% due 01/15/2019 (i)		214	262
2.375% due 01/15/2025 (i)		44,587	59,990
2.375% due 01/15/2027 (i)(j)		52,522	71,664
3.625% due 04/15/2028 (i)		3,559	5,572
U.S. Treasury Notes
0.375% due 11/15/2015 (i)(j)(k)		305,400	305,925
0.375% due 01/15/2016		900	901
0.750% due 12/31/2017 (g)		16,900	16,933
0.750% due 02/28/2018 (i)(j)		122,300	122,348
0.750% due 03/31/2018 (a)		16,600	16,590
0.875% due 01/31/2018		16,600	16,717
0.875% due 07/31/2019 (i)		200	198
1.000% due 06/30/2019 (i)(j)(k)		41,700	41,566
1.000% due 11/30/2019		28,600	28,332
1.125% due 03/31/2020 (a)		25,000	24,791
1.250% due 10/31/2019 (i)(j)		16,800	16,939
1.250% due 02/29/2020		16,500	16,543
1.625% due 08/15/2022 (i)(j)		30,000	29,641
1.625% due 11/15/2022 (g)		157,100	154,473
1.750% due 05/15/2022 (i)(j)		16,600	16,665
2.000% due 02/15/2022		4,600	4,733
2.000% due 02/15/2023		39,300	39,834
3.375% due 11/15/2019 (i)(j)		500	573

Total U.S. Treasury Obligations (Cost $1,032,959)			1,036,427

MORTGAGE-BACKED SECURITIES 6.1%
Arran Residential Mortgages Funding PLC
1.626% due 05/16/2047	EUR	7,770	10,144
Banc of America Commercial Mortgage Trust
5.623% due 06/10/2049		$7,100	8,160
Banc of America Large Loan Trust
2.503% due 11/15/2015		1,176	1,186
Chase Mortgage Finance Corp.
5.740% due 09/25/2036		3,650	3,445
Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 02/25/2037^		4,322	4,042
First Horizon Mortgage Pass-Through Trust
2.626% due 05/25/2034		161	160
Granite Master Issuer PLC
0.403% due 12/20/2054		2,516	2,468
0.734% due 12/20/2054	GBP	12,736	18,994
0.814% due 12/20/2054		8,365	12,476
Granite Mortgages PLC
0.486% due 09/20/2044	EUR	236	300
0.589% due 01/20/2044		231	293
0.827% due 03/20/2044	GBP	2,917	4,371
0.827% due 06/20/2044		2,261	3,402
0.887% due 09/20/2044		1,896	2,849
0.891% due 01/20/2044		364	547
GS Mortgage Securities Corp.
1.103% due 03/06/2020		$3,621	3,624
1.456% due 03/06/2020		18,100	18,148
Holmes Master Issuer PLC
1.545% due 10/15/2054	EUR	3,665	4,741

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Alternative Loan Trust
6.050% due 11/25/2036		$5,690	$4,447
JPMorgan Chase Commercial Mortgage Securities Corp.
4.717% due 02/15/2046		6,516	7,571
5.440% due 06/12/2047		2,300	2,621
5.447% due 06/12/2047		2,098	2,168
JPMorgan Mortgage Trust
2.497% due 07/27/2037		1,624	1,450
2.950% due 04/25/2036		19,476	17,563
5.268% due 07/25/2035		4,557	4,731
5.750% due 01/25/2036		145	137
Leek Finance Ltd.
0.542% due 09/21/2038		275	283
0.787% due 12/21/2037	GBP	2,762	4,354
Merrill Lynch Mortgage Trust
5.641% due 05/12/2039		$474	477
Morgan Stanley Re-REMIC Trust
5.787% due 08/12/2045		600	693
Nomura Asset Acceptance Corp.
4.976% due 05/25/2035		758	715
Prime Mortgage Trust
6.000% due 06/25/2036		1,688	1,457
RBSSP Resecuritization Trust
0.454% due 02/26/2037		6,421	5,491
Sequoia Mortgage Trust
4.725% due 09/20/2046		2,281	1,973
Silenus European Loan Conduit Ltd.
0.376% due 05/15/2019	EUR	311	377
Structured Asset Securities Corp.
5.500% due 09/25/2035		$2,572	2,632
Thornburg Mortgage Securities Trust
1.822% due 03/25/2044		2,644	2,649
2.251% due 12/25/2044		3,277	3,366
Titan Europe PLC
0.791% due 10/23/2016	GBP	10,590	15,407
WaMu Mortgage Pass-Through Certificates
2.442% due 01/25/2035		$1,415	1,425
4.725% due 06/25/2037		2,146	1,865
Wells Fargo Mortgage-Backed Securities Trust
2.624% due 12/25/2034		298	309
2.721% due 04/25/2036		20,190	19,118
2.740% due 06/25/2035		1,907	1,961

Total Mortgage-Backed Securities (Cost $197,202)			204,590

ASSET-BACKED SECURITIES 5.0%
Access Group, Inc.
1.601% due 10/27/2025		2,007	2,040
Ares CLO Ltd.
0.538% due 02/24/2018		751	748
Asset-Backed Securities Corp. Home Equity Loan Trust
0.844% due 07/25/2035		1,200	1,043
Bear Stearns Asset-Backed Securities Trust
0.694% due 07/25/2035		6,648	6,530
Centurion CDO Ltd.
0.672% due 01/30/2016		2,369	2,374
Chase Issuance Trust
1.780% due 09/15/2015		5,400	5,439
Duane Street CLO Ltd.
0.543% due 11/08/2017		19,431	19,429
Galaxy CLO Ltd.
0.562% due 10/20/2017		1,178	1,176
0.583% due 04/17/2017		1,699	1,700
Globaldrive BV
2.468% due 08/20/2017	EUR	5,055	6,511

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSC Partners Gemini Fund Ltd.
0.955% due 10/10/2014		$322	$321
Halcyon Structured Asset Management Long/Short Ltd.
0.495% due 10/12/2018		3,623	3,610
Hillmark Funding
0.539% due 05/21/2021		5,000	4,886
HSBC Home Equity Loan Trust
0.353% due 03/20/2036		5,244	5,201
IXIS Real Estate Capital Trust
0.544% due 02/25/2036		1,576	1,530
Lafayette CLO Ltd.
1.683% due 09/06/2022		2,598	2,599
Oak Hill Credit Partners
0.540% due 05/17/2021		9,570	9,513
Pacifica CDO Ltd.
0.561% due 01/26/2020		4,473	4,447
Penta CLO S.A.
0.564% due 06/04/2024	EUR	1,452	1,765
Sagamore CLO Ltd.
0.844% due 10/15/2015		$572	572
SLC Student Loan Trust
4.750% due 06/15/2033		3,901	3,705
SLM Student Loan Trust
0.463% due 12/15/2023	EUR	15,457	19,387
1.801% due 04/25/2023		$3,607	3,757
3.453% due 05/16/2044		4,879	5,175
3.500% due 08/17/2043		37,276	35,766
South Carolina Student Loan Corp.
1.037% due 03/02/2020		3,100	3,120
1.287% due 09/03/2024		1,400	1,426
South Texas Higher Education Authority, Inc.
0.784% due 10/01/2020		8,483	8,495
Venture CDO Ltd.
0.522% due 07/22/2021		3,700	3,595
Wind River CLO Ltd.
0.610% due 12/19/2016		1,472	1,468

Total Asset-Backed Securities (Cost $168,774)			167,328

SOVEREIGN ISSUES 9.9%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	1,600	2,225
5.500% due 07/12/2020		$5,800	6,569
6.369% due 06/16/2018		7,000	8,120
Indonesia Government International Bond
7.500% due 01/15/2016		6,600	7,590
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (c)	EUR	397	491
2.500% due 03/01/2015		2,800	3,618
3.500% due 11/01/2017		8,300	10,657
3.750% due 08/01/2015		1,400	1,848
3.750% due 04/15/2016		500	662
3.750% due 08/01/2016		1,000	1,320
4.000% due 02/01/2017		4,400	5,819
4.250% due 08/01/2014		200	265
4.250% due 02/01/2015		200	267
4.500% due 07/15/2015		5,600	7,502
4.750% due 09/15/2016		17,500	23,787
4.750% due 05/01/2017		15,600	21,039
4.750% due 06/01/2017		10,000	13,489
5.250% due 08/01/2017		1,500	2,066
Italy Certificati Di Credito Del Tesoro
0.000% due 09/30/2014		22,300	27,826
Korea Housing Finance Corp.
4.125% due 12/15/2015		$1,200	1,295

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	61

Schedule of Investments PIMCO Fundamental Advantage Absolute Return Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mexico Government International Bond
6.250% due 06/16/2016	MXN	9,400	$803
9.000% due 06/20/2013		250,000	20,477
10.000% due 12/05/2024		2,500	292
Province of British Columbia
4.300% due 06/18/2042	CAD	400	453
Province of Ontario
1.650% due 09/27/2019		$7,100	7,108
2.850% due 06/02/2023	CAD	1,100	1,087
3.000% due 07/16/2018		$800	870
3.150% due 06/02/2022	CAD	9,900	10,136
4.000% due 06/02/2021		13,100	14,337
4.200% due 03/08/2018		1,200	1,311
4.200% due 06/02/2020		3,300	3,653
4.300% due 03/08/2017		1,900	2,059
4.400% due 06/02/2019		4,300	4,789
4.400% due 04/14/2020		$9,200	10,768
4.600% due 06/02/2039	CAD	2,700	3,129
5.500% due 06/02/2018		1,200	1,386
Province of Quebec
3.000% due 09/01/2023		100	99
3.500% due 12/01/2022		1,100	1,147
4.250% due 12/01/2021		8,200	9,081
4.250% due 12/01/2043		2,100	2,300
4.500% due 12/01/2016		200	217
4.500% due 12/01/2017		300	330
Spain Government International Bond
3.000% due 04/30/2015	EUR	700	908
3.150% due 01/31/2016		200	258
3.750% due 10/31/2015		62,100	81,314
3.800% due 01/31/2017		900	1,169
4.250% due 10/31/2016		3,300	4,353
4.400% due 01/31/2015		1,000	1,333

Total Sovereign Issues (Cost $328,035)			331,622

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% due 12/31/2049 (d)		2,700	3,480

Total Convertible Preferred Securities (Cost $3,316)			3,480

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (d)	7,400	$9,412

Total Preferred Securities (Cost $7,622)		9,412

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.8%

CERTIFICATES OF DEPOSIT 1.8%
Banco do Brasil S.A.
0.000% due 01/24/2014	$3,700	3,682
Dexia Credit Local S.A.
1.400% due 09/20/2013	3,000	3,009
1.650% due 09/12/2013	25,400	25,500
1.700% due 09/06/2013	25,400	25,502
Itau Unibanco Holding S.A.
0.000% due 11/01/2013	3,000	2,970

		60,663

COMMERCIAL PAPER 2.1%
Daimler Finance North America LLC
1.050% due 10/11/2013	25,000	24,929
Entergy Corp.
0.850% due 05/20/2013	1,400	1,399
Ford Motor Credit Co. LLC
1.021% due 11/01/2013	3,800	3,776
1.021% due 11/08/2013	5,800	5,762
Santander S.A.
2.200% due 04/02/2013	1,600	1,600
2.370% due 01/02/2014	16,300	16,135
3.100% due 10/01/2013	6,300	6,268
Standard Chartered Bank
0.950% due 09/26/2013	4,800	4,793
Xstrata Finance Dubai Ltd.
0.470% due 04/01/2013	6,800	6,800

		71,462

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 0.4%
Banc of America Securities LLC
0.210% due 04/01/2013		$13,600	$13,600
(Dated 03/28/2013. Collateralized by U.S. Treasury Notes 0.625% due 05/31/2017 valued at $13,903. Repurchase proceeds are $13,600.)
State Street Bank and Trust Co.
0.010% due 04/01/2013		535	535
(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $546. Repurchase proceeds are $535.)

			14,135

MEXICO TREASURY BILLS 5.1%
4.280% due 04/04/2013 - 06/20/2013 (b)	MXN	2,133,000	172,101

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (e) 2.4%
PIMCO Short-Term Floating NAV Portfolio		728	7
PIMCO Short-Term Floating NAV Portfolio III		8,055,704	80,501

			80,508

Total Short-Term Instruments (Cost $393,689)			398,869

Total Investments 104.9% (Cost $3,440,978)			$3,522,119

Written Options (m) (0.0%) (Premiums $3,999)			(1,403)

Other Assets and Liabilities (Net) (4.9%)			(162,631)

Net Assets 100.0%			$3,358,085

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.
(e)	Affiliated to the Fund.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $43,892 at a weighted average interest rate of 0.145%.
(g)	Securities with an aggregate market value of $47,808 have been pledged or delivered as collateral for forward settling transactions, such as delayed-delivery or sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of March 31, 2013.
(h)	Sale-buyback financing transactions as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
GLM	0.180%	03/12/2013	04/03/2013	$16,840	$(16,843)
	0.190%	03/12/2013	04/03/2013	30,456	(30,462)

					$(47,305)

(1)	Payable for sale-buyback financing transactions includes $3 of deferred price drop on sale-buyback financing transactions.

62	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(i)	Securities with an aggregate market value of $111,000 and cash of $12 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
3-Month Euribor December Futures	Long	12/2014	25	$14
3-Month Euribor June Futures	Long	06/2015	40	0
3-Month Euribor March Futures	Long	03/2015	45	(2)
3-Month Euribor September Futures	Long	09/2015	17	2
90-Day Eurodollar December Futures	Long	12/2015	1,277	(74)
90-Day Eurodollar June Futures	Long	06/2015	953	382
90-Day Eurodollar June Futures	Long	06/2016	36	(4)
90-Day Eurodollar March Futures	Long	03/2016	338	(12)
90-Day Eurodollar September Futures	Long	09/2015	2,259	(509)
90-Day Eurodollar September Futures	Long	09/2016	24	(4)
E-mini S&P 500 Index June Futures	Short	06/2013	8,136	(9,276)
Euro-Bund 10-Year Bond June Futures	Short	06/2013	21	(47)
S&P 500 Index June Futures	Short	06/2013	4,189	(21,978)
U.S. Treasury 10-Year Note June Futures	Long	06/2013	347	247

				$(31,261)

(j)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $12,206 and cash of $6 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$	32,600	$4	$42
Pay	3-Month USD-LIBOR	1.500%	03/18/2016		354,600	2,625	293
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		155,000	8,914	283
Pay	6-Month AUD-BBR-BBSW	3.500%	03/15/2018	AUD	2,400	(6)	3
Pay	6-Month AUD-BBR-BBSW	3.750%	12/11/2018		7,000	6	21

						$11,543	$642

(k)	Securities with an aggregate market value of $1,744 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(l)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BOA	1.000%	03/20/2016	0.609%	$	10,000	$114	$(353)	$467
American International Group, Inc.	CBK	1.000%	03/20/2016	0.609%		9,900	113	(354)	467
Berkshire Hathaway Finance Corp.	CBK	1.000%	03/20/2016	0.486%		500	8	(6)	14
Berkshire Hathaway Finance Corp.	CBK	1.000%	09/20/2016	0.552%		14,600	233	(106)	339
Brazil Government International Bond	BRC	1.000%	06/20/2016	1.024%		4,200	(1)	(8)	7
Brazil Government International Bond	CBK	1.000%	09/20/2015	0.916%		1,000	2	(16)	18
Brazil Government International Bond	CBK	1.000%	06/20/2016	1.024%		8,700	(3)	(15)	12
Brazil Government International Bond	DUB	1.000%	03/20/2016	0.994%		24,400	15	(82)	97
Brazil Government International Bond	DUB	1.000%	06/20/2016	1.024%		5,400	(2)	(13)	11
Brazil Government International Bond	FBF	1.000%	09/20/2015	0.916%		1,900	4	(24)	28
Brazil Government International Bond	HUS	1.000%	09/20/2015	0.916%		2,300	5	(23)	28
Brazil Government International Bond	JPM	1.000%	09/20/2015	0.916%		2,600	6	(27)	33
Brazil Government International Bond	UAG	1.000%	09/20/2015	0.916%		500	1	(5)	6
China Government International Bond	BOA	1.000%	06/20/2015	0.293%		3,100	51	52	(1)
China Government International Bond	BPS	1.000%	03/20/2016	0.386%		300	6	4	2
China Government International Bond	BRC	1.000%	03/20/2016	0.386%		700	13	8	5
China Government International Bond	BRC	1.000%	06/20/2016	0.407%		20,500	407	266	141
China Government International Bond	CBK	1.000%	06/20/2015	0.293%		700	11	11	0
China Government International Bond	DUB	1.000%	09/20/2022	1.117%		1,700	(19)	(63)	44
China Government International Bond	FBF	1.000%	09/20/2022	1.117%		3,300	(36)	(112)	76
China Government International Bond	RYL	1.000%	06/20/2015	0.293%		1,400	24	24	0
China Government International Bond	UAG	1.000%	09/20/2022	1.117%		1,400	(16)	(54)	38
General Electric Capital Corp.	BOA	1.000%	12/20/2015	0.542%		6,800	87	(135)	222
General Electric Capital Corp.	CBK	5.000%	09/20/2014	0.299%		10,500	755	374	381
Indonesia Government International Bond	BRC	1.000%	06/20/2016	0.975%		2,000	3	(34)	37
Indonesia Government International Bond	DUB	1.000%	09/20/2015	0.832%		600	3	(14)	17
Indonesia Government International Bond	DUB	1.000%	06/20/2021	2.059%		3,300	(256)	(224)	(32)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	63

Schedule of Investments PIMCO Fundamental Advantage Absolute Return Strategy Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (3) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Indonesia Government International Bond	JPM	1.000%	06/20/2021	2.059%	$	5,500	$(425)	$(380)	$(45)
Indonesia Government International Bond	UAG	1.000%	06/20/2021	2.059%		3,100	(240)	(212)	(28)
Italy Government International Bond	BOA	1.000%	03/20/2018	2.954%		300	(26)	(22)	(4)
Italy Government International Bond	DUB	1.000%	03/20/2018	2.954%		300	(26)	(22)	(4)
Japan Government International Bond	BOA	1.000%	03/20/2017	0.574%		4,000	67	(29)	96
Japan Government International Bond	GST	1.000%	03/20/2017	0.574%		900	15	(6)	21
Japan Government International Bond	MYC	1.000%	03/20/2017	0.574%		1,400	24	(10)	34
Merrill Lynch & Co., Inc.	DUB	1.000%	03/20/2016	0.632%		1,600	19	(34)	53
MetLife, Inc.	BOA	1.000%	09/20/2015	0.559%		8,000	89	(525)	614
MetLife, Inc.	JPM	1.000%	09/20/2015	0.559%		12,400	138	(735)	873
Mexico Government International Bond	BOA	1.000%	09/20/2015	0.519%		300	4	(4)	8
Mexico Government International Bond	BPS	1.000%	03/20/2018	0.932%		7,800	27	19	8
Mexico Government International Bond	BRC	1.000%	03/20/2015	0.448%		1,600	18	(36)	54
Mexico Government International Bond	BRC	1.000%	03/20/2016	0.591%		5,900	74	(28)	102
Mexico Government International Bond	CBK	1.000%	03/20/2015	0.448%		1,600	18	(37)	55
Mexico Government International Bond	CBK	1.000%	09/20/2015	0.519%		800	10	(12)	22
Mexico Government International Bond	DUB	1.000%	03/20/2015	0.448%		900	10	(21)	31
Mexico Government International Bond	DUB	1.000%	03/20/2016	0.591%		5,400	67	(26)	93
Mexico Government International Bond	DUB	1.000%	03/20/2018	0.932%		5,100	18	15	3
Mexico Government International Bond	RYL	1.000%	09/20/2015	0.519%		1,900	23	(22)	45
Mexico Government International Bond	UAG	1.000%	09/20/2015	0.519%		400	5	(6)	11
Prudential Financial, Inc.	GST	1.000%	09/20/2016	0.868%		13,900	61	(272)	333
Republic of Germany	BOA	0.250%	09/20/2016	0.240%		16,600	2	(298)	300
U.S. Treasury Notes	UAG	0.250%	09/20/2015	0.221%	EUR	6,100	1	(91)	92
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.294%	$	7,300	171	126	45
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.279%		1,000	22	19	3
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.294%		200	4	3	1
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.294%		2,400	57	42	15

							$1,755	$(3,533)	$5,288

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)		Market Value (6)	Premiums Paid	Unrealized (Depreciation)
iTraxx Europe Senior Financials 17 Index	BRC	(1.000%	)	06/20/2017	EUR	16,400	$763	$1,065	$(302)
iTraxx Europe Senior Financials 17 Index	CBK	(1.000%	)	06/20/2017		2,300	107	149	(42)

							$870	$1,214	$(344)

Credit Default Swaps on Credit Indices - Sell Protection (3)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)		Market Value (6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017	$	2,315	$41	$0	$41
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		964	1	0	1
CMBX.NA.AAA.3 Index	JPM	0.080%	12/13/2049		1,700	(54)	(98)	44
CMBX.NA.AAA.3 Index	MYC	0.080%	12/13/2049		1,700	(54)	(102)	48
MCDX-19 5-Year Index	CBK	1.000%	12/20/2017		500	(3)	(3)	0
MCDX-19 10-Year Index	GST	1.000%	12/20/2022		1,000	(40)	(52)	12

						$(109)	$(255)	$146

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

64	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC	MXN	265,700	$612	$127	$485
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		62,300	143	24	119
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MYC		19,100	44	4	40
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	BRC		600	1	0	1
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	HUS		1,800	1	(1)	2
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BRC		19,000	41	(8)	49
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	HUS		12,000	26	(5)	31
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	BOA		100	0	0	0
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	HUS		4,300	0	(8)	8
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MYC		8,000	1	(19)	20

							$869	$114	$755

Total Return Swaps on Indices
Pay/Receive	Underlying Reference	# of Units	Financing Rate	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	ERAUSLT Index	502,755	1-Month USD-LIBOR plus a specified spread	$	83,633	10/15/2013	BOA	$421
Receive	ERAUSLT Index	10,259,800	1-Month USD-LIBOR plus a specified spread		1,706,718	01/15/2014	BOA	8,528
Pay	S&P 500 Total Return Index	388,347	1-Month USD-LIBOR plus a specified spread		1,069,439	01/15/2014	BOA	(6,166)
Receive	ERAUSLT Index	2,172,760	1-Month USD-LIBOR plus a specified spread		346,730	10/31/2013	BRC	16,467
Receive	ERAUSLT Index	3,290,720	1-Month USD-LIBOR plus a specified spread		525,133	03/31/2014	BRC	24,908
Receive	ERAUSLT Index	3,296,967	1-Month USD-LIBOR plus a specified spread		526,131	09/30/2013	JPM	25,012
Receive	ERAUSLT Index	464,907	1-Month USD-LIBOR plus a specified spread		77,337	10/15/2013	JPM	389

								$69,559

(m)	Written options outstanding as of March 31, 2013:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$129.000	04/26/2013	160	$64	$(5)
Call - CBOT U.S. Treasury 10-Year Note May Futures	132.500	04/26/2013	160	41	(51)

				$105	$(56)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	17,000	$32	$(30)
Put - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		17,000	38	(36)
Call - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		4,200	8	(7)
Put - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		4,200	9	(9)
Call - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		4,200	8	(7)
Put - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		4,200	9	(9)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013	$	32,600	230	(1)
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013	EUR	16,400	34	(4)
Put - OTC 2-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		6,700	13	(2)
Put - OTC 2-Year Interest Rate Swap	HUS	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		2,200	4	(1)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.300%	04/29/2013	$	7,400	20	(1)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		16,600	40	(2)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	09/03/2013		25,600	86	(78)
Call - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.750%	04/02/2013		15,400	6	0
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.150%	04/02/2013		15,400	29	0
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		29,400	65	(4)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.750%	04/02/2013		17,500	6	0
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.150%	04/02/2013		17,500	29	0
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.800%	04/29/2013		134,700	54	(15)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.850%	04/29/2013		12,500	15	(4)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.150%	04/29/2013		134,700	135	(82)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.200%	04/29/2013		12,500	9	(5)
Call - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	0.750%	04/02/2013		12,800	8	0
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.150%	04/02/2013		12,800	16	0
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	05/30/2013		16,700	123	(1)
Put - OTC 5-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013	EUR	9,600	49	(4)
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		4,600	23	(2)
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.800%	07/29/2013	$	13,200	53	(48)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	65

Schedule of Investments PIMCO Fundamental Advantage Absolute Return Strategy Fund (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.650%	07/29/2013	$	13,200	$88	$(41)
Call - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		7,300	33	(27)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		7,300	53	(22)
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		8,900	18	(33)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		8,900	56	(27)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		23,500	106	(86)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		23,500	111	(72)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		30,000	118	(110)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		30,000	153	(92)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		17,100	86	(63)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		17,100	121	(53)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		13,300	48	(49)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		13,300	68	(41)

								$2,210	$(1,068)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC USD versus JPY	BPS	JPY	84.000	04/04/2013	$	111,400	$267	$0
Call - OTC USD versus JPY	BOA		96.000	04/04/2013		2,700	28	(5)

							$295	$(5)

Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$	39,800	$337	$(69)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020		79,100	706	(142)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		10,700	138	(20)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020		14,400	108	(24)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	10/13/2020		10,200	100	(19)

							$1,389	$(274)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2012	0	$1,789,400	EUR	0	$14,452
Sales	588	1,909,600		98,100	4,788
Closing Buys	0	(266,600)		(3,900)	(515)
Expirations	(268)	(2,370,900)		(3,900)	(14,585)
Exercised	0	(52,500)		0	(141)

Balance at 03/31/2013	320	$1,009,000	EUR	90,300	$3,999

(n)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	2.500%	04/01/2028	$2,000	$2,072	$(2,075)
Fannie Mae	5.000%	04/01/2043	500	540	(542)

				$2,612	$(2,617)

(o)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	87	$	90	CBK	$0	$(1)	$(1)
04/2013		2,001		2,056	WST	0	(27)	(27)
04/2013	BRL	30,750		15,641	FBF	424	0	424
04/2013		30,750		15,269	UAG	52	0	52
04/2013	EUR	1,698		2,218	BRC	41	0	41
04/2013		1,992		2,596	CBK	42	0	42
04/2013		18		24	DUB	1	0	1
04/2013		206,809		274,823	GLM	9,725	0	9,725

66	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	EUR	6,168	$	7,988	HUS	$82	$0	$82
04/2013		4,692		6,186	JPM	171	0	171
04/2013	GBP	47,860		72,257	DUB	0	(464)	(464)
04/2013		1,400		2,104	WST	0	(23)	(23)
04/2013	JPY	576,419		6,476	BRC	352	0	352
04/2013		576,420		6,466	UAG	342	0	342
04/2013	MXN	161,074		12,488	BOA	0	(550)	(550)
04/2013		214,423		16,521	BRC	0	(835)	(835)
04/2013		583,787		46,199	HUS	0	(1,035)	(1,035)
04/2013		239,921		18,666	MSC	0	(755)	(755)
04/2013	$	15,269	BRL	30,750	FBF	0	(53)	(53)
04/2013		14,931		30,750	UAG	286	0	286
04/2013		471	EUR	366	BPS	0	(2)	(2)
04/2013		831		639	CBK	0	(12)	(12)
04/2013		2,691		2,058	FBF	0	(53)	(53)
04/2013		277,326		215,650	HUS	0	(895)	(895)
04/2013		2,562		1,963	JPM	0	(46)	(46)
04/2013		924		701	RYL	0	(25)	(25)
04/2013		555	GBP	364	RYL	0	(2)	(2)
04/2013		700	MXN	8,930	BOA	23	0	23
04/2013		162		2,122	DUB	10	0	10
04/2013		9,581		124,223	HUS	476	0	476
04/2013		2,659		34,083	JPM	100	0	100
04/2013		2,100		26,946	MSC	82	0	82
04/2013		12,342		160,618	UAG	661	0	661
05/2013	EUR	4,030	$	5,171	DUB	4	0	4
05/2013		215,650		277,386	HUS	903	0	903
05/2013	GBP	48,896		73,894	FBF	0	(390)	(390)
05/2013	MXN	436,869		34,201	BOA	0	(1,068)	(1,068)
05/2013		436,869		34,215	UAG	0	(1,054)	(1,054)
06/2013	CAD	61,105		59,428	BRC	0	(617)	(617)
06/2013	MXN	258,904		20,765	BOA	0	(42)	(42)
06/2013		145,779		11,370	GLM	0	(353)	(353)
06/2013		248,525		19,787	HUS	0	(186)	(186)
06/2013	$	15,520	BRL	30,750	FBF	0	(408)	(408)
06/2013		28,356	MXN	356,921	HUS	311	0	311
06/2013		1,196		15,123	JPM	19	0	19
08/2013		100	IDR	992,200	FBF	0	0	0
08/2013		600		5,952,000	JPM	1	0	1
09/2013	EUR	300	$	377	BOA	0	(8)	(8)
09/2013		1,000		1,262	UAG	0	(21)	(21)
12/2013		19,100		24,108	BOA	0	(431)	(431)
04/2014		300		380	CBK	0	(6)	(6)
06/2014		500		634	FBF	0	(10)	(10)
08/2014		200		253	BPS	0	(5)	(5)

						$14,108	$(9,377)	$4,731

(p)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Bank Loan Obligations	$0	$14,721	$0	$14,721
Corporate Bonds & Notes
Banking & Finance	0	325,920	143	326,063
Industrials	0	54,535	6,032	60,567
Utilities	0	37,560	0	37,560
Municipal Bonds & Notes
Alaska	0	1,519	0	1,519
California	0	73,291	0	73,291
Connecticut	0	9,905	0	9,905
District of Columbia	0	31,914	0	31,914
Illinois	0	4,012	0	4,012
New Jersey	0	4,668	0	4,668
New York	0	56,408	0	56,408
Ohio	0	5,209	0	5,209
Texas	0	9,821	0	9,821
Virginia	0	4,627	0	4,627
Washington	0	13,968	0	13,968
U.S. Government Agencies	0	716,138	0	716,138

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
U.S. Treasury Obligations	$0	$1,036,427	$0	$1,036,427
Mortgage-Backed Securities	0	204,590	0	204,590
Asset-Backed Securities	0	164,408	2,920	167,328
Sovereign Issues	0	331,622	0	331,622
Convertible Preferred Securities
Banking & Finance	3,480	0	0	3,480
Preferred Securities
Banking & Finance	0	9,412	0	9,412
Short-Term Instruments
Certificates of Deposit	0	60,663	0	60,663
Commercial Paper	0	71,462	0	71,462
Repurchase Agreements	0	14,135	0	14,135
Mexico Treasury Bills	0	172,101	0	172,101
Central Funds Used for Cash Management Purposes	80,508	0	0	80,508
	$83,988	$3,429,036	$9,095	$3,522,119

Short Sales, at value	$0	$(2,617)	$0	$(2,617)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	67

Schedule of Investments PIMCO Fundamental Advantage Absolute Return Strategy Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Financial Derivative Instruments - Assets
Credit Contracts	$0	$5,548	$0	$5,548
Equity Contracts	0	75,725	0	75,725
Foreign Exchange Contracts	0	14,108	0	14,108
Interest Rate Contracts	645	1,397	0	2,042
	$645	$96,778	$0	$97,423

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Financial Derivative Instruments - Liabilities
Credit Contracts	$0	$(458)	$0	$(458)
Equity Contracts	(31,254)	(6,166)	0	(37,420)
Foreign Exchange Contracts	0	(9,382)	0	(9,382)
Interest Rate Contracts	(652)	(1,124)	(274)	(2,050)
	$(31,906)	$(17,130)	$(274)	$(49,310)

Totals	$52,727	$3,506,067	$8,821	$3,567,615

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$4,796	$0	$(4,687)	$(3)	$(73)	$110	$0	$0	$143	$12
Industrials	0	5,800	0	0	0	232	0	0	6,032	232
Asset-Backed Securities	18,835	4,400	(13,730)	116	297	262	0	(7,260)	2,920	(1)

	$23,631	$10,200	$(18,417)	$113	$224	$604	$0	$(7,260)	$9,095	$243

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(279)	$0	$0	$0	$0	$5	$0	$0	$(274)	$5

Totals	$23,352	$10,200	$(18,417)	$113	$224	$609	$0	$(7,260)	$8,821	$248

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$143	Third Party Vendor	Broker Quote	104.96
Industrials	6,032	Third Party Vendor	Broker Quote	104.00
Asset-Backed Securities	2,920	Benchmark Pricing	Base Price	100.00-100.13

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(274)	Indicative Market Quotations	Broker Quote	0.16-0.19

Total	$8,821

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(q)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$17	$17
Unrealized appreciation on foreign currency contracts	0	0	0	14,108	0	14,108
Unrealized appreciation on OTC swap agreements	0	5,548	75,725	0	755	82,028

	$0	$5,548	$75,725	$14,108	$772	$96,153

68	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Liabilities:
Written options outstanding	$0	$0	$0	$5	$1,398	$1,403
Variation margin payable on financial derivative instruments (2)	0	0	8,579	0	827	9,406
Unrealized depreciation on foreign currency contracts	0	0	0	9,377	0	9,377
Unrealized depreciation on OTC swap agreements	0	458	6,166	0	0	6,624

	$0	$458	$14,745	$9,382	$2,225	$26,810

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(59)	$(59)
Net realized gain (loss) on futures contracts	0	0	(211,135)	0	1,468	(209,667)
Net realized gain on written options	0	0	0	0	14,213	14,213
Net realized gain (loss) on swaps	0	(8,871)	317,433	0	9,236	317,798
Net realized (loss) on foreign currency transactions	0	0	0	(5,915)	0	(5,915)

	$0	$(8,871)	$106,298	$(5,915)	$24,858	$116,370

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$36	$36
Net change in unrealized appreciation (depreciation) on futures contracts	0	0	(19,885)	0	772	(19,113)
Net change in unrealized appreciation (depreciation) on written options	0	0	0	290	(9,477)	(9,187)
Net change in unrealized appreciation (depreciation) on swaps	0	7,123	61,459	0	(15,489)	53,093
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	9,541	0	9,541

	$0	$7,123	$41,574	$9,831	$(24,158)	$34,370

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(31,261) and open centrally cleared swaps cumulative appreciation of $642 as reported in the Notes to Schedule of Investments.

(r)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$930	$414	$1,344
BPS	26	0	26
BRC	42,178	(39,320)	2,858
CBK	1,214	(1,280)	(66)
DUB	(783)	350	(433)
FBF	(524)	0	(524)
GLM	9,198	(9,990)	(792)
GST	36	0	36
HUS	(170)	0	(170)
JPM	25,146	(23,060)	2,086
MSC	(673)	(129)	(802)
MYC	(203)	(770)	(973)
RYL	(71)	0	(71)
UAG	74	(190)	(116)
WST	(50)	0	(50)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	69

Schedule of Investments PIMCO Fundamental IndexPLUS® AR Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.0%
HCA, Inc.
2.704% due 05/02/2016		$277	$278

Total Bank Loan Obligations (Cost $264)			278

CORPORATE BONDS & NOTES 15.0%

BANKING & FINANCE 10.9%
Abbey National Treasury Services PLC
1.881% due 04/25/2014		200	202
Allstate Life Global Funding Trusts
5.375% due 04/30/2013		700	703
Ally Financial, Inc.
3.492% due 02/11/2014		2,100	2,139
3.680% due 06/20/2014		200	206
4.500% due 02/11/2014		300	307
4.625% due 06/26/2015		7,300	7,642
7.500% due 12/31/2013		2,300	2,403
American Express Credit Corp.
5.875% due 05/02/2013		700	703
American International Group, Inc.
5.050% due 10/01/2015		100	110
ASIF
3.000% due 02/17/2017	EUR	3,500	4,429
Banco do Brasil S.A.
3.875% due 10/10/2022		$2,000	1,940
6.000% due 01/22/2020		1,500	1,736
Banco Santander Brasil S.A.
2.380% due 03/18/2014		400	401
4.250% due 01/14/2016		300	314
Banco Santander Chile
1.902% due 01/19/2016		1,000	988
Bank of America Corp.
0.620% due 08/15/2016		400	388
1.722% due 01/30/2014		300	303
6.000% due 09/01/2017		300	349
Bank of Montreal
1.950% due 01/30/2018		300	312
2.850% due 06/09/2015		100	105
Banque PSA Finance S.A.
2.205% due 04/04/2014		200	198
Barclays Bank PLC
10.179% due 06/12/2021		7,760	10,436
14.000% due 06/15/2019 (e)	GBP	1,000	2,055
BBVA Bancomer S.A.
4.500% due 03/10/2016		$200	214
6.500% due 03/10/2021		200	228
Bear Stearns Cos. LLC
7.250% due 02/01/2018		400	498
BPCE S.A.
2.375% due 10/04/2013		100	101
CIT Group, Inc.
4.750% due 02/15/2015		15,300	16,065
5.250% due 04/01/2014		400	417
Citigroup, Inc.
0.551% due 06/09/2016		400	386
1.755% due 01/13/2014		600	606
4.750% due 02/10/2019	EUR	1,000	1,271
5.000% due 09/15/2014		$7,700	8,088
8.125% due 07/15/2039		4,100	6,039
Credit Agricole Home Loan SFH
1.052% due 07/21/2014		100	100
Credit Agricole S.A.
1.752% due 01/21/2014		300	302
7.589% due 01/30/2020 (e)	GBP	100	150
Dai-ichi Life Insurance Co. Ltd.
7.250% due 07/25/2021 (e)		$300	339

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Motor Credit Co. LLC
2.750% due 05/15/2015		$1,400	$1,430
Goldman Sachs Group, Inc.
6.450% due 05/01/2036		6,000	6,497
HBOS PLC
0.983% due 09/06/2017		2,500	2,328
HSBC Capital Funding LP
10.176% due 06/30/2030 (e)		9,100	12,854
ING Bank NV
1.681% due 06/09/2014		600	607
2.500% due 01/14/2016		100	104
International Lease Finance Corp.
6.500% due 09/01/2014		7,200	7,704
6.625% due 11/15/2013		8,100	8,363
6.750% due 09/01/2016		200	227
8.625% due 09/15/2015		600	685
Itau Unibanco Holding S.A.
5.500% due 08/06/2022		3,800	3,971
JPMorgan Chase & Co.
0.465% due 09/26/2013	EUR	1,500	1,925
0.908% due 02/26/2016		$31,100	31,140
KeyBank N.A.
7.413% due 10/15/2027		4,000	4,512
Korea Development Bank
3.000% due 09/14/2022		1,700	1,695
3.500% due 08/22/2017		300	323
4.375% due 08/10/2015		700	752
LBG Capital PLC
8.000% due 06/15/2020 (e)		300	322
8.500% due 12/17/2021 (e)		200	214
LeasePlan Corp. NV
3.000% due 10/23/2017		2,000	2,042
Lloyds TSB Bank PLC
12.000% due 12/16/2024 (e)		1,200	1,609
Moody’s Corp.
4.500% due 09/01/2022		4,500	4,649
Morgan Stanley
0.784% due 10/15/2015		300	295
1.281% due 04/29/2013		3,000	3,002
2.792% due 05/14/2013		2,855	2,863
5.550% due 04/27/2017		4,095	4,636
National Australia Bank Ltd.
5.350% due 06/12/2013		800	808
PKO Finance AB
4.630% due 09/26/2022		700	728
Principal Life Income Funding Trusts
5.550% due 04/27/2015		1,000	1,098
Rabobank Group
11.000% due 06/30/2019 (e)		10,000	13,458
RCI Banque S.A.
2.175% due 04/11/2014		400	400
SLM Corp.
0.533% due 06/17/2013	EUR	7,500	9,638
0.601% due 01/27/2014		$7,450	7,388
5.375% due 05/15/2014		100	105
6.250% due 01/25/2016		2,700	2,963
Springleaf Finance Corp.
6.900% due 12/15/2017		1,300	1,318
SSIF Nevada LP
1.005% due 04/14/2014		1,000	1,006
State Bank of India
4.500% due 07/27/2015		1,000	1,054
Temasek Financial Ltd.
4.300% due 10/25/2019		300	343
Tri-Command Military Housing LLC
5.383% due 02/15/2048		3,347	2,949

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Turkiye Garanti Bankasi A/S
2.802% due 04/20/2016	$200	$200
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017	200	215

		221,593

INDUSTRIALS 3.9%
AbbVie, Inc.
1.056% due 11/06/2015	6,200	6,294
Baidu, Inc.
2.250% due 11/28/2017	1,100	1,117
Braskem Finance Ltd.
5.750% due 04/15/2021	300	316
Computer Sciences Corp.
6.500% due 03/15/2018	6,745	7,833
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	2,400	2,496
Continental Airlines, Inc.
6.750% due 09/15/2015	1,600	1,684
Daimler Finance North America LLC
0.905% due 01/09/2015	5,300	5,324
1.480% due 09/13/2013	500	502
DISH DBS Corp.
6.625% due 10/01/2014	700	746
Ford Motor Co.
7.125% due 11/15/2025	5,000	5,958
7.500% due 08/01/2026	5,900	7,190
Gerdau Trade, Inc.
5.750% due 01/30/2021	10,000	10,725
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020 (a)	7,000	7,018
HCA, Inc.
7.875% due 02/15/2020	8,900	9,857
Kraft Foods Group, Inc.
6.125% due 08/23/2018	591	720
Mondelez International, Inc.
6.125% due 02/01/2018	209	251
Petrobras International Finance Co.
3.875% due 01/27/2016	900	946
Rohm & Haas Co.
6.000% due 09/15/2017	500	588
Transocean, Inc.
4.950% due 11/15/2015	300	325
Volkswagen International Finance NV
0.894% due 04/01/2014	2,300	2,306
1.090% due 02/17/2014	7,000	7,032

		79,228

UTILITIES 0.2%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	300	384
Gazprom OAO Via Gaz Capital S.A.
6.212% due 11/22/2016	200	223
Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022	1,200	1,183
Majapahit Holding BV
7.750% due 01/20/2020	500	615
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	250	299
Telefonica Chile S.A.
3.875% due 10/12/2022	1,200	1,185

		3,889

Total Corporate Bonds & Notes (Cost $301,576)		304,710

70	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 3.8%

CALIFORNIA 1.2%
California State General Obligation Bonds, (BABs), Series 2009
7.550% due 04/01/2039	$1,300	$1,878
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	2,500	3,131
California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	100	119
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	1,600	2,137
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	400	541
San Francisco, California City & County Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
6.950% due 11/01/2050	2,600	3,657
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	1,000	1,153
University of California Revenue Bonds, Series 2012
5.000% due 05/15/2028	1,400	1,643
5.000% due 05/15/2032	9,400	10,720

		24,979

CONNECTICUT 0.3%
Connecticut State General Obligation Bonds, Series 2012
5.000% due 06/01/2024	5,000	6,095

ILLINOIS 0.2%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2011
5.250% due 12/01/2036	2,100	2,391
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	1,500	1,871

		4,262

LOUISIANA 0.0%
Louisiana State Gasoline & Fuels Tax Revenue Bonds, (BABs), Series 2009
2.704% due 05/01/2043	200	201

NEVADA 0.0%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	200	281

NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.280% due 06/15/2013	1,700	1,702

NEW YORK 1.1%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
7.134% due 11/15/2030	2,400	2,916
New York City, New York General Obligation Bonds, (BABs), Series 2010
5.846% due 06/01/2040	2,710	3,425

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2044	$1,000	$1,105
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	114
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2012
5.000% due 02/01/2029	9,215	10,759
5.000% due 05/01/2030	600	700
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2030	600	703
New York State Thruway Authority Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,237

		20,959

OHIO 0.2%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	2,300	2,072
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	1,300	1,382

		3,454

TEXAS 0.3%
Dallas Convention Center Hotel Development Corp. Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	4,000	5,102
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	500	646

		5,748

WASHINGTON 0.4%
Washington State General Obligation Bonds, Series 2012
5.000% due 07/01/2024	7,000	8,566

Total Municipal Bonds & Notes (Cost $71,817)		76,247

U.S. GOVERNMENT AGENCIES 23.6%
Fannie Mae
0.264% due 12/25/2036	270	267
0.500% due 03/30/2016	200	200
0.554% due 03/25/2037 - 09/25/2042	982	980
0.584% due 07/25/2037	390	393
0.604% due 09/25/2035	429	428
0.614% due 09/25/2035	1,058	1,068
0.834% due 05/25/2040	428	433
0.875% due 08/28/2017 - 02/08/2018	31,100	31,180
0.924% due 06/25/2037	161	162
0.934% due 06/25/2040	3,749	3,777
0.944% due 03/25/2040	887	898
0.954% due 11/25/2039 - 01/25/2040	1,417	1,437
1.024% due 12/25/2039	299	303
1.104% due 07/25/2039	240	242
1.250% due 01/30/2017	300	307
1.375% due 06/01/2043 - 07/01/2044	379	384
2.066% due 11/01/2035	93	98

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.284% due 12/01/2033	$210	$225
2.310% due 08/01/2022	200	202
2.344% due 03/01/2035	44	47
2.357% due 11/01/2034	11	11
2.403% due 05/01/2036	172	182
2.425% due 10/01/2034	47	50
2.458% due 09/01/2036	179	189
2.466% due 01/01/2035	364	387
2.500% due 04/01/2028 - 05/01/2028	143,000	148,208
2.523% due 07/01/2036	191	204
2.553% due 07/01/2035	262	280
2.564% due 05/01/2035	19	21
2.590% due 07/01/2022	890	916
2.626% due 08/01/2036	176	188
2.628% due 10/01/2035	105	112
2.640% due 05/25/2035	62	65
2.645% due 09/01/2035	309	330
2.671% due 07/01/2035	212	228
2.701% due 07/01/2034	316	338
2.705% due 08/01/2035	381	407
2.742% due 12/01/2033	76	81
2.816% due 08/01/2035	572	610
2.840% due 06/01/2035	498	531
2.862% due 09/01/2035	331	354
2.870% due 09/01/2027	500	485
2.920% due 06/01/2022	2,610	2,747
3.000% due 05/01/2028 - 04/01/2043	8,000	8,346
3.156% due 05/01/2022	2,089	2,261
3.190% due 06/01/2035	698	745
3.500% due 04/01/2028 - 04/01/2043	8,000	8,459
4.000% due 08/01/2018 - 05/01/2043	41,060	43,891
4.500% due 12/01/2018 - 04/01/2043	105,217	113,510
5.000% due 06/01/2035 - 07/01/2035	5,450	5,929
5.500% due 10/01/2021 - 09/01/2041	6,571	7,173
6.000% due 02/01/2029 - 04/01/2039	1,808	2,005
6.500% due 09/01/2034	11	14
Freddie Mac
0.353% due 07/15/2019	318	318
0.464% due 08/25/2031	119	117
0.533% due 02/15/2037	46	46
0.603% due 06/15/2018	38	38
0.753% due 07/15/2041	2,789	2,810
0.773% due 06/15/2041	2,545	2,570
0.813% due 07/15/2037	486	490
0.873% due 08/15/2037	437	441
0.875% due 03/07/2018	2,800	2,799
0.903% due 08/15/2037	579	584
1.000% due 06/29/2017 - 09/29/2017	14,800	14,976
1.058% due 01/15/2038	346	349
1.250% due 05/12/2017 - 10/02/2019	1,400	1,425
1.375% due 02/25/2045	53	51
1.750% due 05/30/2019	200	206
2.000% due 02/15/2042	2,112	2,111
2.375% due 01/13/2022	500	522
4.000% due 06/15/2038	3,220	3,286
4.375% due 07/17/2015	17,800	19,447
4.500% due 04/01/2039 - 07/01/2041	9,370	10,054

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	71

Schedule of Investments PIMCO Fundamental IndexPLUS® AR Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 06/01/2027 - 04/01/2043		$7,891	$8,564
6.000% due 02/01/2034 - 04/01/2043		6,763	7,407
Ginnie Mae
6.000% due 05/15/2037 - 07/15/2037		539	615
NCUA Guaranteed Notes
0.653% due 10/07/2020		379	380
Small Business Administration
5.290% due 12/01/2027		377	429
5.490% due 03/01/2028		2,974	3,439
5.600% due 09/01/2028		2,888	3,363

Total U.S. Government Agencies (Cost $475,063)			479,125

U.S. TREASURY OBLIGATIONS 29.6%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2017		406	438
0.125% due 07/15/2022		5,107	5,574
0.625% due 07/15/2021		8,684	9,948
0.625% due 02/15/2043		10,015	10,099
0.750% due 02/15/2042		3,363	3,528
1.125% due 01/15/2021		421	497
1.250% due 07/15/2020		422	505
1.750% due 01/15/2028		7,584	9,666
1.875% due 07/15/2019		324	397
2.000% due 01/15/2026		6,265	8,174
2.375% due 01/15/2025		4,275	5,753
2.375% due 01/15/2027		15,757	21,499
2.500% due 01/15/2029		6,328	8,866
3.625% due 04/15/2028		2,420	3,789
3.875% due 04/15/2029 (j)		3,782	6,161
U.S. Treasury Notes
0.375% due 11/15/2015		16,900	16,929
0.375% due 01/15/2016		1,100	1,101
0.625% due 11/30/2017 (j)(k)		2,800	2,792
0.750% due 10/31/2017 (j)(k)(l)		32,800	32,910
0.750% due 12/31/2017		9,000	9,018
0.750% due 02/28/2018 (k)		177,200	177,269
0.750% due 03/31/2018 (a)		9,900	9,894
0.875% due 01/31/2018		7,500	7,553
0.875% due 07/31/2019 (j)(k)		33,700	33,292
1.000% due 06/30/2019		24,300	24,222
1.000% due 08/31/2019		3,400	3,379
1.000% due 09/30/2019		2,300	2,285
1.000% due 11/30/2019		31,800	31,502
1.125% due 05/31/2019		500	503
1.125% due 12/31/2019		4,500	4,488
1.125% due 03/31/2020 (a)		9,000	8,925
1.250% due 10/31/2019		1,600	1,613
1.250% due 02/29/2020		14,300	14,337
1.500% due 08/31/2018 (j)(k)		13,200	13,656
1.625% due 08/15/2022		29,700	29,345
1.625% due 11/15/2022		63,300	62,242
1.750% due 05/15/2022		3,500	3,514
2.000% due 02/15/2023 (h)		12,900	13,075
3.375% due 11/15/2019		900	1,031

Total U.S. Treasury Obligations (Cost $595,285)			599,769

MORTGAGE-BACKED SECURITIES 6.7%
American Home Mortgage Investment Trust
2.457% due 02/25/2045		131	129
Arran Residential Mortgages Funding PLC
1.426% due 11/19/2047	EUR	171	219

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Commercial Mortgage Trust
5.727% due 05/10/2045		$900	$1,016
Banc of America Funding Corp.
0.483% due 06/20/2047		600	382
Banc of America Large Loan Trust
2.503% due 11/15/2015		1,357	1,369
Bear Stearns Adjustable Rate Mortgage Trust
3.124% due 01/25/2034		1,007	1,016
Bear Stearns Alt-A Trust
0.364% due 02/25/2034		515	497
0.644% due 07/25/2035		2,610	2,468
2.926% due 09/25/2035		135	114
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044		100	112
5.405% due 12/11/2040		3,100	3,419
5.471% due 01/12/2045		300	346
Bear Stearns Structured Products, Inc.
2.618% due 01/26/2036		497	390
Chaseflex Trust
0.504% due 07/25/2037		1,588	1,209
Citigroup Mortgage Loan Trust, Inc.
2.570% due 10/25/2035		142	140
2.600% due 05/25/2035		254	255
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.218% due 07/15/2044		4,336	4,653
Commercial Mortgage Pass-Through Certificates
5.246% due 04/10/2037		2,300	2,356
5.383% due 02/15/2040		300	329
Countrywide Alternative Loan Trust
0.384% due 05/25/2047		497	370
0.394% due 09/25/2046		2,646	1,868
0.484% due 02/25/2037		2,431	1,640
Countrywide Home Loan Mortgage Pass-Through Trust
2.783% due 02/20/2036		110	96
Deutsche ALT-A Securities, Inc.
0.534% due 02/25/2036		6,205	4,018
First Horizon Alternative Mortgage Securities
2.398% due 08/25/2035		771	682
First Horizon Mortgage Pass-Through Trust
2.615% due 08/25/2035		464	464
Granite Master Issuer PLC
0.299% due 12/20/2054	EUR	1,840	2,322
0.319% due 12/20/2054		189	238
0.403% due 12/20/2054		$189	185
0.734% due 12/20/2054	GBP	6,101	9,098
0.814% due 12/20/2054		3,050	4,549
Granite Mortgages PLC
0.827% due 06/20/2044		1,889	2,843
Greenpoint Mortgage Pass-Through Certificates
2.939% due 10/25/2033		$310	308
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		100	106
GS Mortgage Securities Corp.
1.260% due 03/06/2020		300	301
1.456% due 03/06/2020		12,500	12,533
GSR Mortgage Loan Trust
2.662% due 09/25/2035		847	875
5.111% due 11/25/2035		496	490
6.000% due 05/25/2037		1,936	1,819
Harborview Mortgage Loan Trust
0.453% due 01/19/2036		1,181	797
Indymac Index Mortgage Loan Trust
2.495% due 01/25/2036		431	344
JPMorgan Chase Commercial Mortgage Securities Corp.
4.717% due 02/15/2046		600	697
5.420% due 01/15/2049		2,900	3,314

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Trust
5.750% due 01/25/2036		$48	$46
Lanark Master Issuer PLC
1.689% due 12/22/2054		5,600	5,714
Leek Finance Ltd.
0.502% due 12/21/2038		3,169	3,236
Mellon Residential Funding Corp.
0.643% due 12/15/2030		942	917
Merrill Lynch Floating Trust
0.740% due 07/09/2021		1,186	1,169
Merrill Lynch Mortgage Investors Trust
0.414% due 02/25/2036		391	349
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		600	685
Morgan Stanley Capital Trust
5.210% due 11/14/2042		3,200	3,495
5.610% due 04/15/2049		176	179
5.809% due 12/12/2049		100	117
NASC Commercial Mortgage Trust
6.000% due 03/15/2030		16,000	16,029
Residential Accredit Loans, Inc. Trust
3.768% due 12/25/2035		1,263	982
Sequoia Mortgage Trust
0.413% due 06/20/2036		1,479	1,293
Silenus European Loan Conduit Ltd.
0.376% due 05/15/2019	EUR	35	42
Structured Adjustable Rate Mortgage Loan Trust
1.578% due 01/25/2035		$356	269
2.649% due 01/25/2035		759	710
2.652% due 08/25/2034		697	687
2.653% due 08/25/2035		317	296
2.663% due 09/25/2035		502	454
Structured Asset Mortgage Investments, Inc.
0.453% due 07/19/2035		193	177
0.484% due 02/25/2036		212	148
Structured Asset Securities Corp.
2.739% due 10/28/2035		342	302
UBS Commercial Mortgage Trust
0.778% due 07/15/2024		4,994	4,949
Wachovia Bank Commercial Mortgage Trust
0.283% due 06/15/2020		4,268	4,211
5.012% due 12/15/2035		7,014	7,135
5.077% due 10/15/2035		6,352	6,428
Wachovia Mortgage Loan Trust LLC
3.032% due 05/20/2036^		997	855
WaMu Mortgage Pass-Through Certificates
0.494% due 10/25/2045		88	82
0.524% due 01/25/2045		530	506
1.175% due 02/25/2046		1,091	1,008
1.371% due 05/25/2041		37	36
1.377% due 11/25/2042		89	85
2.212% due 02/27/2034		269	274
2.462% due 10/25/2046		264	237
2.462% due 12/25/2046		1,056	945
5.009% due 06/25/2037		1,221	1,109
Wells Fargo Mortgage-Backed Securities Trust
2.641% due 03/25/2036		615	620

Total Mortgage-Backed Securities (Cost $133,883)			136,152

ASSET-BACKED SECURITIES 3.4%
Aames Mortgage Investment Trust
1.779% due 01/25/2035		184	183
Ares CLO Ltd.
0.538% due 02/24/2018		388	386

72	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Argent Securities, Inc.
1.024% due 02/25/2034		$2,851	$2,451
Asset-Backed Securities Corp. Home Equity Loan Trust
0.479% due 09/25/2034		151	146
0.844% due 07/25/2035		500	435
Avalon Capital Ltd.
0.558% due 02/24/2019		3,463	3,450
Avenue CLO Fund Ltd.
0.562% due 10/30/2017		3,026	2,996
Bear Stearns Asset-Backed Securities Trust
0.364% due 08/25/2036		4,215	2,905
0.884% due 10/25/2035		4,800	2,507
Black Diamond CLO Delaware Corp.
0.530% due 06/20/2017		1,204	1,206
Bumper S.A.
1.368% due 02/23/2023	EUR	3,910	5,057
Centurion CDO Ltd.
0.672% due 01/30/2016		$219	220
Citibank Omni Master Trust
2.953% due 08/15/2018		1,400	1,450
Citigroup Mortgage Loan Trust, Inc.
0.364% due 09/25/2036		8,666	4,373
Credit Suisse Mortgage Capital Certificates
0.804% due 09/25/2037		10,970	9,622
Credit-Based Asset Servicing and Securitization LLC
0.264% due 11/25/2036		41	20
Duane Street CLO Ltd.
0.543% due 11/08/2017		1,500	1,500
0.555% due 01/11/2021		6,969	6,889
Fremont Home Loan Trust
0.264% due 01/25/2037		20	10
Hillmark Funding
0.539% due 05/21/2021		1,100	1,075
Honda Auto Receivables Owner Trust
0.880% due 09/21/2015		1,000	1,004
Lafayette CLO Ltd.
1.683% due 09/06/2022		1,771	1,772
Long Beach Mortgage Loan Trust
0.764% due 10/25/2034		17	15
NOB Hill CLO Ltd.
0.540% due 08/15/2018		2,752	2,732
Pacifica CDO Ltd.
0.561% due 01/26/2020		1,819	1,809
Panhandle-Plains Higher Education Authority, Inc.
1.414% due 10/01/2035		68	69
SLC Student Loan Trust
4.750% due 06/15/2033		202	192
SLM Student Loan Trust
0.463% due 12/15/2023	EUR	2,340	2,935
1.253% due 06/15/2023		$1,626	1,641
3.453% due 05/16/2044		400	424
3.500% due 08/17/2043		988	948
Specialty Underwriting & Residential Finance
0.504% due 12/25/2036		4,900	3,296
Structured Asset Securities Corp.
0.524% due 05/25/2037		3,100	2,575
Venture CDO Ltd.
0.522% due 07/22/2021		600	583
Wood Street CLO BV
0.602% due 11/22/2021	EUR	861	1,084

Total Asset-Backed Securities (Cost $65,479)			67,960

SOVEREIGN ISSUES 7.8%
Indonesia Government International Bond
7.500% due 01/15/2016		$500	575

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Italy Buoni Poliennali Del Tesoro
2.500% due 03/01/2015	EUR	1,500	$1,938
3.000% due 11/01/2015		400	520
3.500% due 11/01/2017		100	128
3.750% due 08/01/2015		500	660
3.750% due 04/15/2016		700	926
3.750% due 08/01/2016		800	1,056
4.000% due 02/01/2017		2,400	3,174
4.250% due 08/01/2014		3,300	4,375
4.500% due 07/15/2015		8,800	11,789
4.750% due 09/15/2016		19,600	26,642
4.750% due 05/01/2017		900	1,214
4.750% due 06/01/2017		5,300	7,149
5.250% due 08/01/2017		1,000	1,377
6.000% due 11/15/2014		100	137
Italy Certificati Di Credito Del Tesoro
0.000% due 09/30/2014		16,000	19,965
Junta de Castilla y Leon
6.270% due 02/19/2018		300	402
6.505% due 03/01/2019		400	539
Mexico Government International Bond
5.000% due 06/16/2016 (d)	MXN	38,643	3,526
6.250% due 06/16/2016		4,700	401
9.000% due 06/20/2013		671,000	54,960
10.000% due 12/05/2024		1,200	140
Province of Ontario
3.150% due 06/02/2022	CAD	8,500	8,703
4.200% due 03/08/2018		100	109
Province of Quebec
3.500% due 07/29/2020		$500	555
Spain Government International Bond
3.750% due 10/31/2015	EUR	5,400	7,071
4.400% due 01/31/2015		600	800

Total Sovereign Issues (Cost $159,208)			158,831

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%
Wells Fargo & Co.
7.500% due 12/31/2049 (e)		9,550	12,308

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (b)		80,000	0

Total Convertible Preferred Securities (Cost $12,343)			12,308

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
DG Funding Trust
0.636% due 04/29/2013 (e)		243	1,766

Total Preferred Securities (Cost $2,585)			1,766

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 23.1%

CERTIFICATES OF DEPOSIT 1.8%
Dexia Credit Local S.A.
1.400% due 09/20/2013		$1,800	1,805
1.650% due 09/12/2013		15,800	15,862
1.700% due 09/06/2013		15,500	15,562
Itau Unibanco Holding S.A.
0.000% due 10/31/2013		3,800	3,768

			36,997

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 4.8%
Aluminum Co. of America
0.950% due 04/03/2013		$3,100	$3,100
Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013		17,200	17,050
British Telecommunications PLC
0.800% due 03/10/2014		16,600	16,520
ConAgra Foods, Inc.
0.470% due 04/10/2013		800	800
Entergy Corp.
0.630% due 04/02/2013		6,600	6,600
0.730% due 04/22/2013		300	300
0.800% due 04/09/2013		6,600	6,599
0.850% due 06/17/2013		500	499
0.850% due 06/20/2013		1,000	999
0.850% due 06/24/2013		1,500	1,497
Ford Motor Credit Co. LLC
1.021% due 11/01/2013		1,300	1,292
1.021% due 11/08/2013		2,800	2,782
1.040% due 05/20/2013		800	799
Glencore Funding LLC
0.600% due 05/24/2013		1,000	999
Kansas City Power & Light Co.
0.850% due 04/18/2013		1,500	1,499
0.850% due 04/19/2013		600	600
0.850% due 04/25/2013		600	600
Nisource Finance Corp.
0.900% due 04/12/2013		2,700	2,699
0.950% due 04/12/2013		500	500
0.970% due 04/12/2013		1,400	1,399
1.014% due 04/04/2013		600	600
1.050% due 04/05/2013		5,200	5,199
1.050% due 04/17/2013		300	300
Santander S.A.
2.200% due 04/02/2013		800	800
2.370% due 01/02/2014		13,000	12,868
3.100% due 10/01/2013		3,200	3,184
Vodafone Group PLC
0.700% due 02/10/2014		4,200	4,175
Xstrata Finance Dubai Ltd.
0.470% due 04/01/2013		4,000	4,000

			98,259

REPURCHASE AGREEMENTS 0.2%
Banc of America Securities LLC
0.210% due 04/01/2013		2,300	2,300
(Dated 03/28/2013. Collateralized by U.S. Treasury Bonds 3.125% due 02/15/2043 valued at $2,355. Repurchase proceeds are $2,300.)
State Street Bank and Trust Co.
0.010% due 04/01/2013		1,302	1,302
(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $1,332. Repurchase proceeds are $1,302.)

			3,602

MEXICO TREASURY BILLS 4.9%
4.306% due 04/04/2013 - 06/13/2013 (c)	MXN	1,239,700	99,656

U.S. TREASURY BILLS 0.0%
0.141% due 02/06/2014 (c)(l)		$800	799

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	73

Schedule of Investments PIMCO Fundamental IndexPLUS® AR Fund (Cont.)

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (f) 11.4%
PIMCO Short-Term Floating NAV Portfolio	263	$2
PIMCO Short-Term Floating NAV Portfolio III	23,221,934	232,057

		232,059

Total Short-Term Instruments (Cost $468,253)		471,372

Total Investments 113.7% (Cost $2,285,756)		$2,308,518

Written Options (n) (0.0%) (Premiums $1,162)		(613)

Other Assets and Liabilities (Net) (13.7%)		(277,744)

Net Assets 100.0%		$2,030,161

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity, date shown represents next contractual call date.
(f)	Affiliated to the Fund.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $20,020 at a weighted average interest rate of 0.034%.
(h)	Securities with an aggregate market value of $1,014 have been pledged or delivered as collateral for forward settling transactions, such as sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of March 31, 2013.
(i)	Sale-buyback financing transactions as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
MSC	(0.050%)	04/01/2013	04/02/2013	$1,017	$(1,017)

(1)	Payable for sale-buyback financing transactions includes $0 of deferred price drop on sale-buyback financing transactions.

(j)	Securities with an aggregate market value of $1,044 and cash of $6 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
3-Month Euribor December Futures	Long	12/2014	15	$8
3-Month Euribor June Futures	Long	06/2015	28	1
3-Month Euribor March Futures	Long	03/2015	27	(1)
3-Month Euribor September Futures	Long	09/2015	2	0
90-Day Eurodollar December Futures	Long	12/2013	125	9
90-Day Eurodollar December Futures	Long	12/2014	85	14
90-Day Eurodollar December Futures	Long	12/2015	640	(43)
90-Day Eurodollar June Futures	Long	06/2015	615	493
90-Day Eurodollar June Futures	Long	06/2016	7	(1)
90-Day Eurodollar March Futures	Long	03/2015	85	18
90-Day Eurodollar March Futures	Long	03/2016	127	(14)
90-Day Eurodollar September Futures	Long	09/2013	97	3
90-Day Eurodollar September Futures	Long	09/2015	45	17
90-Day Eurodollar September Futures	Long	09/2016	5	(1)
Euro-Bund 10-Year Bond June Futures	Short	06/2013	13	(29)
U.S. Treasury 10-Year Note June Futures	Long	06/2013	192	139

				$613

74	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(k)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $2,544 and cash of $71 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$	14,500	$2	$19
Pay	3-Month USD-LIBOR	1.500%	03/18/2016		117,900	873	(41)
Receive	3-Month USD-LIBOR	(2.750%)	06/19/2043		23,400	1,346	490
Pay	6-Month AUD-BBR-BBSW	3.500%	03/15/2018	AUD	1,500	(4)	2
Pay	6-Month AUD-BBR-BBSW	3.750%	12/11/2018		4,200	3	13

						$2,220	$483

(l)	Securities with an aggregate market value of $3,049 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(m)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BOA	1.000%	03/20/2016	0.609%	$	300	$3	$(11)	$14
American International Group, Inc.	CBK	1.000%	03/20/2016	0.609%		400	5	(14)	19
American International Group, Inc.	UAG	1.000%	12/20/2020	1.378%		100	(3)	(22)	19
Berkshire Hathaway Finance Corp.	BRC	1.000%	12/20/2017	0.722%		2,300	30	(39)	69
Berkshire Hathaway Finance Corp.	CBK	1.000%	09/20/2016	0.552%		1,400	22	(10)	32
Brazil Government International Bond	BOA	1.950%	04/20/2016	1.006%		300	11	0	11
Brazil Government International Bond	BRC	1.000%	03/20/2016	0.994%		300	0	(2)	2
Brazil Government International Bond	BRC	1.000%	06/20/2016	1.024%		800	0	(1)	1
Brazil Government International Bond	FBF	1.000%	06/20/2016	1.024%		1,700	0	(2)	2
Brazil Government International Bond	HUS	1.000%	03/20/2015	0.829%		13,300	48	(243)	291
Brazil Government International Bond	HUS	1.000%	06/20/2015	0.864%		300	1	(8)	9
Brazil Government International Bond	HUS	1.000%	09/20/2015	0.916%		600	1	(6)	7
Brazil Government International Bond	HUS	1.000%	03/20/2016	0.994%		500	0	(2)	2
Brazil Government International Bond	HUS	1.000%	06/20/2016	1.024%		5,800	(2)	(155)	153
Brazil Government International Bond	JPM	1.000%	06/20/2015	0.864%		1,000	3	(11)	14
Brazil Government International Bond	JPM	1.000%	09/20/2015	0.916%		100	0	(1)	1
Brazil Government International Bond	UAG	1.000%	09/20/2015	0.916%		500	1	(5)	6
China Government International Bond	BPS	1.000%	03/20/2016	0.386%		300	6	4	2
China Government International Bond	BRC	1.000%	03/20/2016	0.386%		700	13	8	5
China Government International Bond	MYC	1.000%	06/20/2016	0.407%		3,400	67	(105)	172
China Government International Bond	MYC	1.000%	09/20/2016	0.454%		900	18	(31)	49
Export-Import Bank of China	DUB	1.000%	06/20/2017	0.639%		100	2	(4)	6
General Electric Capital Corp.	BOA	1.000%	09/20/2016	0.705%		2,400	25	(56)	81
General Electric Capital Corp.	BPS	4.700%	12/20/2013	0.163%		700	25	0	25
General Electric Capital Corp.	CBK	4.325%	12/20/2013	0.163%		700	23	0	23
General Electric Capital Corp.	CBK	5.000%	09/20/2014	0.299%		600	43	21	22
General Electric Capital Corp.	DUB	4.750%	12/20/2013	0.163%		800	28	0	28
Indonesia Government International Bond	BPS	1.000%	06/20/2021	2.059%		600	(47)	(42)	(5)
Indonesia Government International Bond	BRC	1.000%	06/20/2016	0.975%		500	1	(8)	9
Indonesia Government International Bond	DUB	1.000%	06/20/2021	2.059%		200	(16)	(14)	(2)
Indonesia Government International Bond	HUS	1.000%	06/20/2016	0.975%		200	1	(3)	4
Indonesia Government International Bond	UAG	1.000%	06/20/2021	2.059%		200	(16)	(14)	(2)
Japan Government International Bond	BOA	1.000%	03/20/2016	0.456%		200	4	3	1
Japan Government International Bond	GST	1.000%	12/20/2015	0.430%		2,800	45	(26)	71
Japan Government International Bond	JPM	1.000%	03/20/2016	0.456%		700	11	6	5
MetLife, Inc.	BOA	1.000%	12/20/2014	0.386%		700	7	(13)	20
MetLife, Inc.	DUB	1.000%	03/20/2018	1.158%		1,200	(9)	(68)	59
MetLife, Inc.	GST	1.000%	03/20/2015	0.436%		2,000	23	(121)	144
Mexico Government International Bond	BOA	1.000%	03/20/2021	1.263%		100	(2)	(4)	2
Mexico Government International Bond	BRC	1.000%	03/20/2015	0.448%		600	6	(14)	20
Mexico Government International Bond	CBK	1.000%	03/20/2015	0.448%		400	5	(9)	14
Mexico Government International Bond	DUB	1.000%	03/20/2016	0.591%		800	10	(6)	16
Mexico Government International Bond	DUB	1.000%	06/20/2016	0.618%		1,900	24	5	19
Mexico Government International Bond	GST	1.000%	03/20/2016	0.591%		7,100	88	(219)	307
Mexico Government International Bond	HUS	1.000%	03/20/2021	1.263%		1,000	(19)	(46)	27
Mexico Government International Bond	MYC	1.000%	03/20/2016	0.591%		1,400	17	(9)	26
NRG Energy, Inc.	GST	5.000%	06/20/2017	2.947%		100	9	(10)	19

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	75

Schedule of Investments PIMCO Fundamental IndexPLUS® AR Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Prudential Financial, Inc.	GST	1.000%	09/20/2016	0.868%	$	1,400	$7	$(27)	$34
Republic of Germany	UAG	0.250%	06/20/2016	0.218%		1,000	1	(34)	35
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.294%		2,300	54	22	32
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.279%		200	4	3	1
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.294%		500	12	9	3
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.207%		300	5	1	4
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.294%		400	9	7	2

							$604	$(1,326)	$1,930

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015	$	4,400	$198	$257	$(59)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		900	41	118	(77)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		10,000	450	725	(275)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		700	32	79	(47)
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		675	12	0	12
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		1,543	27	0	27
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		964	1	0	1
CMBX.NA.AAA.3 Index	BOA	0.080%	12/13/2049		2,700	(85)	(144)	59
CMBX.NA.AAA.3 Index	DUB	0.080%	12/13/2049		700	(22)	(41)	19
CMBX.NA.AAA.3 Index	GST	0.080%	12/13/2049		100	(3)	(4)	1
CMBX.NA.AAA.4 Index	CBK	0.350%	02/17/2051		500	(15)	(18)	3

						$636	$972	$(336)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC	MXN	9,600	$22	$5	$17
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		4,300	10	2	8
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MYC		1,400	3	0	3
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	BRC		73,300	36	11	25
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	HUS		900	0	(1)	1
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MYC		97,000	48	15	33
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BRC		11,000	24	(8)	32
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	HUS		6,000	13	(2)	15
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MYC		7,000	16	(4)	20
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	HUS		2,100	0	(4)	4
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MYC		4,100	0	(10)	10
Pay	28-Day MXN-TIIE	5.750%	09/02/2022	BRC		9,000	14	(1)	15
Pay	28-Day MXN-TIIE	5.750%	09/02/2022	UAG		5,000	8	(1)	9

							$194	$2	$192

Total Return Swaps on Indices
Pay/Receive	Underlying Reference	# of Units	Financing Rate	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation
Receive	ERAUSLT Index	1,308,017	1-Month USD-LIBOR plus a specified spread	$	217,589	10/15/2013	BOA	$1,094
Receive	ERAUSLT Index	764,801	1-Month USD-LIBOR plus a specified spread		122,047	10/31/2013	BRC	5,796
Receive	ERAUSLT Index	5,642,270	1-Month USD-LIBOR plus a specified spread		903,773	03/31/2014	BRC	39,337
Receive	ERAUSLT Index	1,024,042	1-Month USD-LIBOR plus a specified spread		170,349	04/15/2013	JPM	853

76	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Total Return Swaps on Indices (Cont.)
Pay/Receive	Underlying Reference	# of Units	Financing Rate	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation
Receive	ERAUSLT Index	680,510	1-Month USD-LIBOR plus a specified spread	$	108,596	08/30/2013	JPM	$5,162
Receive	ERAUSLT Index	2,426,414	1-Month USD-LIBOR plus a specified spread		403,209	01/15/2014	JPM	2,443

								$54,685

(n)	Written options outstanding as of March 31, 2013:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$129.000	04/26/2013	68	$28	$(2)
Call - CBOT U.S. Treasury 10-Year Note May Futures	132.500	04/26/2013	68	17	(22)

				$45	$(24)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	10,000	$19	$(18)
Put - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		10,000	22	(21)
Call - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		2,500	5	(5)
Put - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		2,500	5	(5)
Call - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		2,500	5	(4)
Put - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		2,500	5	(5)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013	$	10,800	76	0
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013	EUR	8,000	17	(2)
Put - OTC 2-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		4,500	9	(1)
Put - OTC 2-Year Interest Rate Swap	HUS	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		1,800	3	0
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.300%	04/29/2013	$	3,400	9	(1)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		7,600	18	(1)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	09/03/2013		18,800	64	(58)
Call - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.750%	04/02/2013		6,500	3	0
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.150%	04/02/2013		6,500	12	0
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		10,900	25	(2)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.750%	04/02/2013		7,600	3	0
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.150%	04/02/2013		7,600	13	0
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.800%	04/29/2013		72,900	29	(8)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.850%	04/29/2013		6,700	8	(2)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.150%	04/29/2013		72,900	73	(45)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.200%	04/29/2013		6,700	5	(3)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	05/30/2013		5,000	36	0
Put - OTC 5-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013	EUR	2,600	13	(1)
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		1,000	5	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.800%	07/29/2013	$	4,600	18	(17)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		4,600	31	(14)
Call - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		5,100	23	(19)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		5,100	37	(16)
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		6,300	13	(23)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		6,300	40	(19)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		17,400	89	(64)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		17,400	77	(54)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		11,500	44	(42)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		11,500	51	(35)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		8,900	44	(33)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		8,900	63	(27)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		6,100	21	(22)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		6,100	28	(19)

								$1,061	$(586)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC USD versus JPY	BOA	JPY	85.000	04/04/2013	$	10,400	$17	$0
Put - OTC USD versus JPY	BPS		86.000	04/04/2013		7,200	22	0

							$39	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	77

Schedule of Investments PIMCO Fundamental IndexPLUS® AR Fund (Cont.)

Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$	1,300	$11	$(2)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		500	6	(1)

							$17	$(3)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2012	0	$172,900	EUR	0	$1,701
Sales	294	851,700		52,100	2,194
Closing Buys	0	(115,500)		(2,100)	(180)
Expirations	(158)	(497,700)		(2,100)	(2,480)
Exercised	0	(28,300)		0	(73)

Balance at 03/31/2013	136	$383,100	EUR	47,900	$1,162

(o)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	04/01/2043	$3,000	$3,247	$(3,250)

(p)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	47	$	49	BRC	$0	$0	$0
04/2013	BRL	12,912		6,567	FBF	178	0	178
04/2013		12,912		6,412	UAG	22	0	22
04/2013	EUR	59,720		77,894	FBF	1,342	0	1,342
04/2013		18,859		24,510	RYL	335	0	335
04/2013	GBP	13,818		20,967	FBF	0	(29)	(29)
04/2013		900		1,353	RYL	0	(15)	(15)
04/2013	JPY	231,479		2,601	BRC	141	0	141
04/2013		231,479		2,596	UAG	137	0	137
04/2013	MXN	130,760		10,159	BOA	0	(426)	(426)
04/2013		89,763		6,916	BRC	0	(350)	(350)
04/2013		83,629		6,499	HUS	0	(261)	(261)
04/2013		13,144		1,006	JPM	0	(58)	(58)
04/2013		168,225		13,124	UAG	0	(495)	(495)
04/2013	$	6,412	BRL	12,912	FBF	0	(22)	(22)
04/2013		6,244		12,912	UAG	145	0	145
04/2013		241	GBP	158	RYL	0	(1)	(1)
04/2013		400	MXN	5,103	BOA	13	0	13
04/2013		160		2,084	DUB	9	0	9
04/2013		1,987		25,794	HUS	102	0	102
04/2013		1,300		16,559	JPM	41	0	41
04/2013		1,535		19,701	MSC	60	0	60
04/2013		8,626		112,129	UAG	451	0	451
05/2013	EUR	78,579	$	100,454	BPS	0	(292)	(292)
05/2013		1,947		2,498	DUB	2	0	2
05/2013	GBP	14,302		21,715	DUB	0	(12)	(12)
05/2013	MXN	203,902		15,963	BOA	0	(498)	(498)
05/2013		108,934		8,420	BPS	0	(351)	(351)
05/2013		94,604		7,401	MSC	0	(237)	(237)
05/2013		203,902		15,969	UAG	0	(492)	(492)
06/2013	CAD	8,815		8,562	RYL	0	(101)	(101)
06/2013	EUR	899		1,175	BRC	22	0	22
06/2013		4,100		5,313	FBF	55	0	55
06/2013		3,329		4,283	RYL	13	0	13
06/2013	MXN	203,784		16,197	BOA	0	(180)	(180)
06/2013		241,283		18,773	BPS	0	(630)	(630)
06/2013		449,640		35,065	GLM	0	(1,075)	(1,075)
06/2013		108,704		8,700	UAG	0	(36)	(36)
06/2013	$	6,517	BRL	12,912	FBF	0	(171)	(171)
06/2013		607	EUR	468	CBK	0	(7)	(7)
06/2013		237	MXN	2,993	JPM	4	0	4
06/2013		13,028		168,225	UAG	483	0	483

78	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
08/2013	$	100	IDR	992,200	FBF	$0	$0	$0
08/2013		200		1,984,000	JPM	1	0	1
09/2013	EUR	100	$	126	BOA	0	(3)	(3)
09/2013		600		757	UAG	0	(13)	(13)
12/2013		12,200		15,399	BOA	0	(275)	(275)
04/2014		200		253	CBK	0	(4)	(4)
06/2014		200		254	FBF	0	(4)	(4)
08/2014		100		127	BPS	0	(2)	(2)

						$ 3,556	$(6,040)	$(2,484)

(q)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Bank Loan Obligations	$0	$278	$0	$278
Corporate Bonds & Notes
Banking & Finance	0	221,593	0	221,593
Industrials	0	76,732	2,496	79,228
Utilities	0	3,889	0	3,889
Municipal Bonds & Notes
California	0	24,979	0	24,979
Connecticut	0	6,095	0	6,095
Illinois	0	4,262	0	4,262
Louisiana	0	201	0	201
Nevada	0	281	0	281
New Jersey	0	1,702	0	1,702
New York	0	20,959	0	20,959
Ohio	0	3,454	0	3,454
Texas	0	5,748	0	5,748
Washington	0	8,566	0	8,566
U.S. Government Agencies	0	478,745	380	479,125
U.S. Treasury Obligations	0	599,769	0	599,769
Mortgage-Backed Securities	0	136,152	0	136,152
Asset-Backed Securities	0	63,192	4,768	67,960
Sovereign Issues	0	158,831	0	158,831
Convertible Preferred Securities
Banking & Finance	12,308	0	0	12,308
Industrials	0	0	0	0
Preferred Securities
Banking & Finance	0	0	1,766	1,766

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Short-Term Instruments
Certificates of Deposit	$0	$36,997	$0	$36,997
Commercial Paper	0	98,259	0	98,259
Repurchase Agreements	0	3,602	0	3,602
Mexico Treasury Bills	0	99,656	0	99,656
U.S. Treasury Bills	0	799	0	799
Central Funds Used for Cash Management Purposes	232,059	0	0	232,059
	$244,367	$2,054,741	$9,410	$2,308,518

Short Sales, at value	$0	$(3,250)	$0	$(3,250)

Financial Derivative Instruments - Assets
Credit Contracts	0	2,061	0	2,061
Equity Contracts	0	54,685	0	54,685
Foreign Exchange Contracts	0	3,556	0	3,556
Interest Rate Contracts	702	716	0	1,418
	$702	$61,018	$0	$61,720

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(467)	0	(467)
Foreign Exchange Contracts	0	(6,040)	0	(6,040)
Interest Rate Contracts	(89)	(651)	(3)	(743)
	$(89)	$(7,158)	$(3)	$(7,250)

Totals	$244,980	$2,105,351	$9,407	$2,359,738

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
Corporate Bonds & Notes
Industrials	$0	$2,400	$0	$0	$0	$96	$0	$0	$2,496	$96
U.S. Government Agencies	465	0	(85)	0	0	0	0	0	380	1
Asset-Backed Securities	2,241	6,000	(2,266)	15	26	47	0	(1,295)	4,768	(3)
Convertible Preferred Securities
Industrials	20	0	0	0	0	(20)	0	0	0	(20)
Preferred Securities
Banking & Finance	1,819	0	0	0	0	(53)	0	0	1,766	(54)

	$4,545	$8,400	$(2,351)	$15	$26	$70	$0	$(1,295)	$9,410	$20

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(3)	$0	$0	$0	$0	$0	$0	$0	$(3)	$0

Totals	$4,542	$8,400	$(2,351)	$15	$26	$70	$0	$(1,295)	$9,407	$20

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	79

Schedule of Investments PIMCO Fundamental IndexPLUS® AR Fund (Cont.)

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
Industrials	$2,496	Third Party Vendor	Broker Quote	104.00
U.S. Government Agencies	380	Third Party Vendor	Broker Quote	100.31
	4,768	Benchmark Pricing	Base Price	99.13-100.13
Convertible Preferred Securities
Industrials	0	Other Valuation Techniques (4)	—	—
Preferred Securities
Banking & Finance	1,766	Benchmark Pricing	Base Price	$ 7,258.66

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(3)	Indicative Market Quotations	Broker Quote	0.17-0.19

Total	$9,407

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

(r)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$19	$19
Unrealized appreciation on foreign currency contracts	0	0	0	3,556	0	3,556
Unrealized appreciation on OTC swap agreements	0	2,061	54,685	0	192	56,938

	$0	$2,061	$54,685	$3,556	$211	$60,513

Liabilities:
Written options outstanding	$0	$0	$0	$0	$613	$613
Variation margin payable on financial derivative instruments (2)	0	0	0	0	159	159
Unrealized depreciation on foreign currency contracts	0	0	0	6,040	0	6,040
Unrealized depreciation on OTC swap agreements	0	467	0	0	0	467

	$0	$467	$0	$6,040	$772	$7,279

80	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(14)	$(14)
Net realized gain on futures contracts	0	0	0	0	2,533	2,533
Net realized gain on written options	0	0	0	0	2,317	2,317
Net realized gain on swaps	0	3,270	213,971	0	912	218,153
Net realized gain on foreign currency transactions	0	0	0	834	0	834

	$0	$3,270	$213,971	$834	$5,748	$223,823

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$14	$14
Net change in unrealized appreciation on futures contracts	0	0	0	0	408	408
Net change in unrealized appreciation (depreciation) on written options	0	0	0	39	(603)	(564)
Net change in unrealized appreciation (depreciation) on swaps	0	(799)	47,815	0	(291)	46,725
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(1,628)	0	(1,628)

	$0	$(799)	$47,815	$(1,589)	$(472)	$44,955

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $613 and open centrally cleared swaps cumulative appreciation/(depreciation) of $483 as reported in the Notes to Schedule of Investments.

(s)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(385)	$1,091	$706
BPS	(1,291)	799	(492)
BRC	45,244	(41,710)	3,534
CBK	123	(130)	(7)
DUB	(39)	(260)	(299)
FBF	1,348	(1,720)	(372)
GLM	(1,202)	1,159	(43)
GST	181	(260)	(79)
HUS	344	(470)	(126)
JPM	8,408	(6,100)	2,308
MSC	(177)	(270)	(447)
MYC	95	(530)	(435)
RYL	190	(320)	(130)
SOG	5	0	5
UAG	202	(410)	(208)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	81

Schedule of Investments PIMCO International Fundamental IndexPLUS® AR Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 3.2%
AWAS Aviation Capital Ltd.
4.750% due 07/16/2018		$4,899	$4,948
Bausch & Lomb, Inc.
5.250% due 05/17/2019		7,940	8,026
Candy Intermediate Holdings, Inc.
7.500% - 8.500% due 06/18/2018		299	305
Charter Communications, Inc.
4.000% due 05/15/2019		3,564	3,608
Community Health Systems, Inc.
2.704% - 4.750% due 10/25/2016		1,932	1,943
DaVita, Inc.
4.000% due 11/01/2019		6,484	6,559
Delos Aircraft, Inc.
4.750% due 04/12/2016		1,600	1,612
FMG America Finance, Inc.
5.250% due 10/18/2017		11,144	11,289
Getty Images, Inc.
4.750% due 10/18/2019		4,289	4,359
GFA Brands, Inc.
7.000% due 07/02/2018		7,760	7,886
Health Management Associates, Inc.
3.500% due 11/18/2018		1,458	1,473
HJ Heinz Co.
3.500% due 03/27/2020		10,500	10,604
Hologic, Inc.
4.500% due 08/01/2019		7,960	8,080
Intelsat Jackson Holdings Ltd.
4.500% due 04/02/2018		8,080	8,216
OSI Restaurant Partners LLC
4.750% due 10/26/2019		7,020	7,128
Plains Exploration & Production Co.
4.000% due 11/30/2019		3,500	3,513
Reynolds Group Holdings, Inc.
4.750% due 09/28/2018		9,950	10,106
Springleaf Financial Funding Co.
5.500% due 05/10/2017		5,600	5,647
Valeant Pharmaceuticals International, Inc.
3.500% due 12/11/2019		2,494	2,518
Wilsonart LLC
5.500% due 10/31/2019		3,192	3,243

Total Bank Loan Obligations (Cost $108,515)			111,063

CORPORATE BONDS & NOTES 16.9%

BANKING & FINANCE 10.3%
Ally Financial, Inc.
8.300% due 02/12/2015		200	223
American International Group, Inc.
4.875% due 06/01/2022		4,000	4,537
5.850% due 01/16/2018		200	235
Banco do Brasil S.A.
3.875% due 10/10/2022		5,300	5,141
Banco Santander Chile
1.902% due 01/19/2016		100	99
Bank of America Corp.
6.000% due 09/01/2017		11,000	12,788
Bank of Ireland
4.625% due 04/08/2013	EUR	5,200	6,699
Bank of Scotland PLC
7.286% due 05/31/2016 (f)	GBP	600	909
Bankia S.A.
3.000% due 04/15/2013	EUR	8,500	10,897
Barclays Bank PLC
14.000% due 06/15/2019 (f)	GBP	200	411

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Cos. LLC
7.250% due 02/01/2018		$1,800	$2,240
Caledonia Generating LLC
1.950% due 02/28/2022		7,242	7,301
CIT Group, Inc.
4.250% due 08/15/2017		7,100	7,455
Citigroup, Inc.
1.755% due 01/13/2014		1,700	1,716
CNH Capital LLC
3.875% due 11/01/2015		400	412
DNB Bank ASA
3.200% due 04/03/2017		2,600	2,757
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		5,000	5,375
Eksportfinans ASA
0.505% due 04/05/2013		1,800	1,800
0.505% due 10/07/2013		400	395
1.600% due 03/20/2014	JPY	30,000	312
1.875% due 04/02/2013		$3,100	3,100
2.000% due 09/15/2015		3,100	2,978
2.375% due 05/25/2016		650	619
3.000% due 11/17/2014		4,400	4,380
5.500% due 05/25/2016		400	416
5.500% due 06/26/2017		1,800	1,869
Export-Import Bank of Korea
2.082% due 03/21/2015		4,600	4,597
Ford Motor Credit Co. LLC
2.750% due 05/15/2015		18,300	18,690
7.000% due 04/15/2015		4,450	4,921
8.700% due 10/01/2014		1,700	1,886
General Electric Capital Corp.
3.800% due 06/18/2019		23,500	25,344
Goldman Sachs Group, Inc.
5.375% due 03/15/2020		6,000	6,849
7.500% due 02/15/2019		3,700	4,637
Goodman Funding Pty. Ltd.
6.000% due 03/22/2022		800	920
HBOS Capital Funding LP
6.461% due 11/30/2018 (f)	GBP	900	1,289
Hospitality Properties Trust
5.000% due 08/15/2022		$4,800	5,127
HSBC Bank PLC
2.000% due 01/19/2014		6,150	6,212
HSBC Holdings PLC
4.875% due 01/14/2022		5,000	5,725
ING Bank NV
2.000% due 09/25/2015		7,000	7,116
International Lease Finance Corp.
3.875% due 04/15/2018		8,500	8,505
7.125% due 09/01/2018		500	590
Intesa Sanpaolo SpA
3.125% due 01/15/2016		5,700	5,576
JPMorgan Chase & Co.
4.400% due 07/22/2020		2,100	2,333
6.000% due 01/15/2018		11,000	13,091
LBG Capital PLC
6.439% due 05/23/2020	EUR	1,600	2,064
7.588% due 05/12/2020	GBP	9,139	14,338
7.625% due 12/09/2019		500	785
7.625% due 10/14/2020	EUR	950	1,267
7.867% due 12/17/2019	GBP	300	474
7.869% due 08/25/2020		3,750	6,003
9.875% due 02/10/2023		400	662
15.000% due 12/21/2019	EUR	300	553
Lloyds TSB Bank PLC
12.000% due 12/16/2024 (f)		$100	134

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Metropolitan Life Global Funding
3.875% due 04/11/2022		$7,450	$8,069
Morgan Stanley
5.450% due 01/09/2017		2,300	2,578
5.500% due 01/26/2020		4,000	4,592
5.625% due 09/23/2019		9,200	10,599
6.375% due 07/24/2042		900	1,087
6.625% due 04/01/2018		5,500	6,585
7.300% due 05/13/2019		3,500	4,339
Prudential Covered Trust
2.997% due 09/30/2015		3,325	3,469
Rabobank Group
3.875% due 02/08/2022		8,000	8,460
Royal Bank of Scotland NV
0.950% due 06/08/2015	EUR	5,201	6,364
0.981% due 03/09/2015		$4,300	4,110
Royal Bank of Scotland PLC
6.934% due 04/09/2018	EUR	200	278
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		$7,700	8,624
SL Green Realty Corp.
4.500% due 12/01/2022		5,700	5,794
5.000% due 08/15/2018		3,500	3,822
SLM Corp.
0.601% due 01/27/2014		400	397
5.000% due 04/15/2015		200	212
5.375% due 05/15/2014		500	523
8.450% due 06/15/2018		5,200	6,188
Standard Chartered PLC
3.200% due 05/12/2016		6,100	6,455
3.850% due 04/27/2015		8,400	8,885
5.500% due 11/18/2014		400	429
Trafford Centre Finance Ltd.
0.711% due 07/28/2015	GBP	175	261
UBS AG
7.625% due 08/17/2022		$6,300	7,056
Vesey Street Investment Trust
4.404% due 09/01/2016		3,800	4,134
Weyerhaeuser Co.
7.375% due 10/01/2019		2,000	2,464

			350,526

INDUSTRIALS 5.9%
ABB Finance USA, Inc.
2.875% due 05/08/2022		3,225	3,282
Albea Beauty Holdings S.A.
8.375% due 11/01/2019		300	321
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		6,000	6,465
Altria Group, Inc.
9.250% due 08/06/2019		709	990
America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	63,900	5,465
American Tower Corp.
4.500% due 01/15/2018		$1,100	1,212
5.050% due 09/01/2020		200	222
7.000% due 10/15/2017		700	834
Anadarko Petroleum Corp.
8.700% due 03/15/2019		2,000	2,697
Anglo American Capital PLC
9.375% due 04/08/2014		3,200	3,456
Ashland, Inc.
3.000% due 03/15/2016		9,200	9,384
Boston Scientific Corp.
6.000% due 01/15/2020		2,100	2,459

82	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Canadian Oil Sands Ltd.
4.500% due 04/01/2022	$13,800	$14,918
Case New Holland, Inc.
7.750% due 09/01/2013	1,600	1,642
Cemex Finance LLC
9.500% due 12/14/2016	3,300	3,589
Cemex S.A.B. de C.V.
9.500% due 06/15/2018	12,700	14,827
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022	6,725	7,129
Devon Energy Corp.
3.250% due 05/15/2022	10,000	10,042
El Paso Pipeline Partners Operating Co. LLC
5.000% due 10/01/2021	200	225
GenCorp, Inc.
7.125% due 03/15/2021	1,500	1,590
General Electric Co.
2.700% due 10/09/2022	7,700	7,722
Georgia-Pacific LLC
5.400% due 11/01/2020	2,100	2,490
HCA, Inc.
4.750% due 05/01/2023	7,200	7,182
Kraft Foods Group, Inc.
1.625% due 06/04/2015	3,700	3,759
MGM Resorts International
6.750% due 04/01/2013	5,300	5,300
NBCUniversal Media LLC
5.150% due 04/30/2020	3,100	3,682
Nissan Motor Acceptance Corp.
1.950% due 09/12/2017	7,800	7,927
Nokia OYJ
5.375% due 05/15/2019	2,700	2,585
OGX Austria GmbH
8.500% due 06/01/2018	3,900	3,062
Penske Truck Leasing Co. LP
3.125% due 05/11/2015	3,300	3,416
Pride International, Inc.
6.875% due 08/15/2020	9,245	11,614
Rio Tinto Finance USA Ltd.
8.950% due 05/01/2014	200	218
Rock Tenn Co.
4.900% due 03/01/2022	5,000	5,422
Rogers Communications, Inc.
6.800% due 08/15/2018	2,300	2,898
SABMiller Holdings, Inc.
3.750% due 01/15/2022	9,810	10,527
Seadrill Ltd.
5.625% due 09/15/2017	3,600	3,654
Stonemor Operating LLC
10.250% due 12/01/2017	9,175	9,771
Transocean, Inc.
6.000% due 03/15/2018	2,300	2,609
Tyson Foods, Inc.
4.500% due 06/15/2022	1,400	1,530
U.S. Airways Pass-Through Trust
5.900% due 04/01/2026	8,000	8,940
Verizon Wireless Capital LLC
8.500% due 11/15/2018	1,300	1,733
WellPoint, Inc.
4.650% due 01/15/2043	4,800	4,827

		201,617

UTILITIES 0.7%
AES Corp.
7.750% due 03/01/2014	3,050	3,222

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Novatek OAO via Novatek Finance Ltd.
4.422% due 12/13/2022		$11,300	$11,229
Oncor Electric Delivery Co. LLC
4.100% due 06/01/2022		3,500	3,828
Puget Energy, Inc.
5.625% due 07/15/2022		3,300	3,650
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	1,100	1,442
Verizon Communications, Inc.
6.100% due 04/15/2018		$1,600	1,934

			25,305

Total Corporate Bonds & Notes (Cost $549,574)			577,448

MUNICIPAL BONDS & NOTES 3.4%

ALASKA 0.2%
Alaska Housing Finance Corp. Revenue Bonds, Series 2012
4.000% due 12/01/2032		5,000	5,101

ARIZONA 0.4%
Arizona Health Facilities Authority Revenue Bonds, Series 2012
5.000% due 02/01/2027		5,000	5,537
5.000% due 02/01/2030		2,000	2,196
5.000% due 02/01/2034		3,750	4,035
Arizona Health Facilities Authority Revenue Notes, Series 2012
5.000% due 02/01/2020		2,250	2,595

			14,363

CALIFORNIA 0.9%
Bay Area Toll Authority, California Revenue Bonds, Series 2008
1.006% due 04/01/2045		3,000	3,030
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040		6,500	9,516
7.625% due 03/01/2040		6,200	8,973
7.950% due 03/01/2036		150	188
Irvine Ranch Water District Joint Powers Agency, California Revenue Notes, Series 2012
2.388% due 03/15/2014		4,260	4,269
University of California Revenue Bonds, Series 2012
5.000% due 05/15/2037		5,100	5,718

			31,694

COLORADO 0.0%
Denver Public Schools, Colorado Certificates of Participation Bonds, Series 2011
7.017% due 12/15/2037		500	692

ILLINOIS 0.0%
Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029		500	641

LOUISIANA 0.0%
East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, (BABs), Series 2010
6.087% due 02/01/2045		300	341

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASSACHUSETTS 0.2%
Commonwealth of Massachusetts General Obligation Bonds, (BABs), Series 2010
4.500% due 08/01/2031	$100	$110
Massachusetts School Building Authority Revenue Bonds, Series 2011
5.000% due 10/15/2035	6,200	7,107

		7,217

NEW YORK 0.7%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.668% due 11/15/2039	2,800	3,645
6.814% due 11/15/2040	200	263
New York City, New York General Obligation Bonds, (BABs), Series 2010
5.846% due 06/01/2040	2,550	3,222
6.271% due 12/01/2037	100	131
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.790% due 06/15/2041	100	116
5.882% due 06/15/2044	200	265
6.124% due 06/15/2042	100	118
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.250% due 06/15/2044	1,350	1,543
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2012
5.000% due 06/15/2047	5,725	6,381
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2011
5.000% due 02/01/2035	5,000	5,641
5.000% due 11/01/2038	800	905
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	150	176

		22,406

OHIO 0.1%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	1,800	2,513
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	300	319

		2,832

PENNSYLVANIA 0.0%
Pennsylvania Turnpike Commission Revenue Bonds, Series 2011
5.500% due 12/01/2041	100	115

TEXAS 0.7%
Austin, Texas Water & Wastewater System Revenue Bonds, Series 2012
5.000% due 11/15/2037	3,350	3,849
Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2029	6,155	7,271
5.000% due 10/01/2031	2,710	3,165
Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2012
5.000% due 11/01/2030	4,300	4,832
North Texas Tollway Authority Revenue Bonds, Series 2011
5.250% due 09/01/2027	4,180	4,953

		24,070

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	83

Schedule of Investments PIMCO International Fundamental IndexPLUS® AR Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGINIA 0.2%
Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2012
4.000% due 05/15/2042	$3,300	$3,327
5.000% due 05/15/2035	2,000	2,288

		5,615

Total Municipal Bonds & Notes (Cost $114,518)		115,087

U.S. GOVERNMENT AGENCIES 29.9%
Fannie Mae
0.000% due 08/25/2039 (b)	7,731	7,307
0.534% due 04/25/2037	143	144
0.554% due 07/25/2037	85	85
0.574% due 05/25/2037	128	129
0.724% due 10/25/2040	323	326
0.754% due 09/25/2041	1,496	1,509
2.310% due 08/01/2022	6,800	6,880
2.500% due 04/01/2043	109,000	108,110
2.790% due 05/01/2022	4,787	4,998
2.900% due 06/01/2020	3,757	4,010
2.910% due 09/01/2022	2,452	2,575
3.000% due 04/01/2028 - 05/01/2028	34,000	35,750
3.500% due 05/01/2019 - 11/01/2041	104,566	110,926
4.000% due 04/01/2024 - 05/01/2043	224,384	239,330
4.500% due 10/01/2014 - 05/01/2043	216,689	233,548
5.000% due 04/01/2028 - 04/01/2043	109,297	118,413
5.500% due 03/01/2028 - 05/01/2043	32,130	35,051
5.646% due 03/25/2041 (a)	26,826	4,346
5.846% due 03/25/2037 (a)	2,636	390
5.896% due 04/25/2037 (a)	6,994	1,046
5.946% due 11/25/2039 (a)	1,437	225
6.000% due 05/01/2024 - 04/01/2043	3,312	3,595
6.176% due 03/25/2037 (a)	2,944	453
6.196% due 05/25/2037 (a)	6,666	1,008
6.496% due 03/25/2036 (a)	14,213	2,528
6.546% due 05/25/2036 (a)	4,196	542
6.586% due 04/25/2037 (a)	10,264	1,780
6.996% due 02/25/2037 (a)	1,472	232
7.446% due 07/25/2033 (a)	847	158
9.681% due 11/25/2040	4	5
11.916% due 01/25/2041	5,985	7,303
25.743% due 12/25/2036	1,093	1,737
Freddie Mac
0.503% due 05/15/2037	97	97
0.523% due 02/15/2037	997	1,002
0.653% due 06/15/2042	5,595	5,632
0.723% due 12/15/2041	1,799	1,814
0.753% due 01/15/2042	3,375	3,408
1.000% due 03/08/2017	2,200	2,230
1.250% due 08/01/2019	18,000	17,959
1.304% due 07/15/2042	8,468	8,467
5.000% due 04/15/2041	1,624	1,925
5.500% due 03/15/2034	1,065	1,195
6.267% due 07/15/2036 (a)	9,416	1,496
6.367% due 09/15/2036 (a)	2,044	376
6.497% due 04/15/2036 (a)	6,058	854
6.716% due 04/15/2042	445	448
9.294% due 09/15/2041	39	40
10.454% due 02/15/2040	317	326

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
12.590% due 02/15/2041		$15	$15
13.939% due 09/15/2041		602	728
Ginnie Mae
2.500% due 04/01/2043		20,000	19,881
3.000% due 04/01/2043		17,000	17,776
NCUA Guaranteed Notes
0.573% due 11/06/2017		562	564

Total U.S. Government Agencies (Cost $1,018,646)			1,020,672

U.S. TREASURY OBLIGATIONS 50.6%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022		45,475	49,553
0.125% due 01/15/2023		40,700	44,001
0.750% due 02/15/2042		31,284	32,824
U.S. Treasury Notes
0.625% due 08/31/2017		15,500	15,493
0.625% due 09/30/2017		22,200	22,167
0.750% due 06/30/2017 (i)(j)(k)		282,500	284,221
0.750% due 10/31/2017		11,600	11,639
1.000% due 08/31/2019		310,250	308,384
1.000% due 11/30/2019		195,000	193,172
1.125% due 12/31/2019		102,000	101,729
1.125% due 03/31/2020 (c)		54,400	53,946
1.250% due 02/29/2020 (j)(k)		38,720	38,820
1.625% due 08/15/2022		248,100	245,134
1.625% due 11/15/2022		120,000	117,994
2.000% due 02/15/2023		207,900	210,726

Total U.S. Treasury Obligations (Cost $1,727,096)			1,729,803

MORTGAGE-BACKED SECURITIES 6.2%
American Home Mortgage Investment Trust
2.457% due 02/25/2045		674	662
Arkle Master Issuer PLC
1.725% due 05/17/2060	EUR	400	524
Banc of America Commercial Mortgage Trust
5.414% due 09/10/2047		$6,275	7,073
5.451% due 01/15/2049		6,068	6,922
Banc of America Funding Corp.
5.464% due 06/20/2037		553	541
5.500% due 08/25/2035		27	27
6.000% due 08/25/2036		372	374
Banc of America Large Loan Trust
2.503% due 11/15/2015		36,527	36,827
Banc of America Mortgage Trust
2.915% due 02/25/2034		215	216
2.987% due 01/25/2035		228	228
3.104% due 06/25/2034		276	272
3.119% due 05/25/2033		546	543
5.426% due 06/25/2035		173	171
Banc of America Re-REMIC Trust
5.614% due 06/24/2050		2,000	2,269
5.675% due 02/24/2051		300	341
Bear Stearns Adjustable Rate Mortgage Trust
2.370% due 02/25/2036		148	145
5.141% due 08/25/2035		391	398
Bear Stearns Alt-A Trust
0.364% due 01/25/2047		693	374
Berica Residential MBS SRL
0.537% due 03/31/2048	EUR	13,638	16,125
CC Funding Corp.
0.434% due 05/25/2036		$2,652	2,160
Chase Mortgage Finance Corp.
2.830% due 01/25/2036		198	176

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Commercial Mortgage Trust
5.810% due 06/14/2050	$2,650	$3,051
Citigroup Mortgage Loan Trust, Inc.
2.340% due 09/25/2035	911	900
2.550% due 10/25/2035	858	813
2.570% due 10/25/2035	656	646
Citimortgage Alternative Loan Trust
6.000% due 12/25/2036	380	330
6.000% due 06/25/2037	1,388	1,205
Commercial Mortgage Pass-Through Certificates
0.383% due 06/15/2022	2,558	2,522
2.365% due 02/10/2029	11,350	11,863
Countrywide Alternative Loan Trust
0.394% due 08/25/2046	7,184	4,793
0.413% due 09/20/2046	316	171
0.464% due 12/25/2035	117	99
0.503% due 11/20/2035	1,020	770
1.577% due 08/25/2035	504	414
1.657% due 01/25/2036	1,338	1,142
3.400% due 08/25/2018	748	754
6.000% due 08/25/2036^	889	745
Countrywide Home Loan Mortgage Pass-Through Trust
0.504% due 05/25/2035	747	617
0.534% due 02/25/2035	111	94
2.922% due 10/20/2034	272	245
5.750% due 05/25/2037^	121	115
Credit Suisse First Boston Mortgage Securities Corp.
2.804% due 09/25/2034	930	949
Credit Suisse Mortgage Capital Certificates
5.575% due 04/12/2049	87	89
CSMC Mortgage-Backed Trust
5.750% due 08/25/2036^	1,428	1,242
DBRR Trust
0.946% due 09/25/2045	12,717	12,751
Deutsche ALT-A Securities, Inc.
0.704% due 02/25/2035	1,568	1,444
DLJ Commercial Mortgage Corp.
6.040% due 11/12/2031	163	166
Extended Stay America Trust
2.958% due 12/05/2031	1,000	1,019
First Horizon Alternative Mortgage Securities
2.558% due 12/25/2035	807	643
First Horizon Mortgage Pass-Through Trust
2.598% due 10/25/2035	2,359	2,132
G-Force LLC
5.158% due 12/25/2039	18	18
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	9,700	11,098
GS Mortgage Securities Corp.
5.162% due 12/10/2043	1,585	1,900
GSR Mortgage Loan Trust
1.956% due 04/25/2032	105	104
2.650% due 09/25/2035	1,200	1,147
2.653% due 11/25/2035	483	469
2.787% due 12/25/2034	348	352
5.111% due 11/25/2035	1,302	1,286
5.250% due 07/25/2035	317	313
5.500% due 01/25/2037	1,156	1,187
Homebanc Mortgage Trust
0.534% due 10/25/2035	1,860	1,579
Impac Secured Assets Trust
3.094% due 07/25/2035	553	434
JPMorgan Chase Commercial Mortgage Securities Corp.
2.103% due 11/15/2028	1,734	1,747
5.814% due 06/12/2043	5,460	6,127
JPMorgan Mortgage Trust
3.023% due 07/25/2035	3,039	3,079

84	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.030% due 07/25/2035		$88	$90
5.192% due 06/25/2035		216	219
5.500% due 04/25/2036		9,552	9,678
MASTR Adjustable Rate Mortgages Trust
2.630% due 11/21/2034		424	443
Merrill Lynch Alternative Note Asset
0.314% due 03/25/2037		1,200	515
Merrill Lynch Floating Trust
0.740% due 07/09/2021		400	396
Merrill Lynch Mortgage Investors Trust
1.760% due 10/25/2035		135	133
1.968% due 02/25/2033		578	578
5.250% due 08/25/2036		1,500	1,545
5.359% due 05/25/2036		1,747	1,692
Morgan Stanley Capital Trust
4.661% due 06/15/2044		250	291
5.439% due 02/12/2044		2,000	2,067
5.575% due 04/12/2049		1,529	1,596
Morgan Stanley Mortgage Loan Trust
1.104% due 02/25/2036		556	452
2.440% due 06/25/2036		75	70
Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037		1,028	959
Royal Bank of Scotland Capital Funding Trust
5.336% due 05/16/2047		220	250
5.420% due 01/16/2049		150	172
5.509% due 04/16/2047		1,300	1,494
5.695% due 09/16/2040		1,100	1,276
5.889% due 06/16/2049		1,400	1,640
5.926% due 02/16/2051		300	347
Sequoia Mortgage Trust
0.945% due 05/20/2034		590	563
Structured Asset Mortgage Investments, Inc.
0.414% due 04/25/2036		584	399
Structured Asset Securities Corp.
0.704% due 12/25/2033		64	62
2.063% due 05/25/2032		21	21
2.567% due 02/25/2034		1,791	1,759
5.000% due 05/25/2035		764	776
5.500% due 05/25/2035		1,076	1,111
Suntrust Adjustable Rate Mortgage Loan Trust
3.038% due 01/25/2037		1,856	1,717
Thornburg Mortgage Securities Trust
1.454% due 06/25/2047		3,153	2,918
5.750% due 06/25/2047		9,125	8,508
Unite USAF PLC
0.707% due 03/31/2017	GBP	400	601
Wachovia Bank Commercial Mortgage Trust
5.732% due 06/15/2049		$2,500	2,884
WaMu Mortgage Pass-Through Certificates
0.474% due 12/25/2045		2,466	2,311
0.987% due 12/25/2046		269	240
2.443% due 06/25/2033		1,140	1,174
2.462% due 08/25/2046		583	545
2.471% due 08/25/2035		712	701
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 02/25/2035		989	978
2.619% due 05/25/2036^		203	184

Total Mortgage-Backed Securities (Cost $200,127)			212,287

ASSET-BACKED SECURITIES 3.3%
ACA CLO Ltd.
0.551% due 07/25/2018		4,280	4,238
ACE Securities Corp.
1.104% due 12/25/2034		2,287	2,003

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Avalon Capital Ltd.
0.558% due 02/24/2019		$211	$210
Berica ABS SRL
0.513% due 12/30/2055	EUR	27,200	33,829
Carrington Mortgage Loan Trust
0.444% due 06/25/2036		$3,000	1,663
Cars Alliance Funding PLC
1.379% due 09/25/2021	EUR	1,243	1,614
CIT Education Loan Trust
0.400% due 03/15/2026		$2,200	2,183
Citigroup Mortgage Loan Trust, Inc.
0.504% due 10/25/2036		1,363	883
Collegiate Funding Services Education Loan Trust
0.384% due 12/28/2021		157	156
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		421	437
Countrywide Asset-Backed Certificates
0.334% due 06/25/2037		1,322	1,297
0.364% due 03/25/2037		694	604
0.394% due 06/25/2036		252	243
0.494% due 06/25/2036		760	550
0.554% due 05/25/2036		1,100	958
EFS Volunteer LLC
0.802% due 10/25/2021		3,719	3,726
EMC Mortgage Loan Trust
0.854% due 02/25/2041		68	62
Eurocredit CDO BV
0.686% due 02/22/2020	EUR	533	674
Fraser Sullivan CLO Ltd.
0.540% due 03/15/2020		$2,050	2,034
GSAA Trust
0.474% due 06/25/2035		2,647	2,554
Halcyon Structured Asset Management Long/Short Ltd.
0.495% due 10/12/2018		4,556	4,540
Harvest CLO S.A.
0.827% due 03/29/2017	EUR	213	272
Hyde Park CDO BV
0.568% due 06/14/2022		10,089	12,656
IXIS Real Estate Capital Trust
0.544% due 02/25/2036		$159	155
JPMorgan Mortgage Acquisition Corp.
0.394% due 05/25/2035		408	391
Jubilee CDO BV
0.806% due 10/15/2019	EUR	697	887
Kingsland Ltd.
0.530% due 06/13/2019		$3,484	3,471
Lafayette CLO Ltd.
1.683% due 09/06/2022		3,306	3,308
Leopard CLO BV
0.656% due 04/21/2020	EUR	753	955
0.689% due 04/07/2019		144	184
Morgan Stanley ABS Capital
0.814% due 03/25/2035		$1,000	867
Morgan Stanley Dean Witter Capital
1.184% due 02/25/2033		894	856
North Carolina State Education Assistance Authority
0.751% due 10/26/2020		305	305
1.004% due 07/25/2039		4,147	4,186
Oak Hill Credit Partners
0.540% due 05/17/2021		1,941	1,929
Pacifica CDO Ltd.
0.670% due 05/13/2016		29	29
Panhandle-Plains Higher Education Authority, Inc.
1.414% due 10/01/2035		340	345
RAAC Series
0.544% due 08/25/2036		1,300	996

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Mortgage Products Trust
0.504% due 03/25/2036		$3,200	$2,043
SLC Student Loan Trust
4.750% due 06/15/2033		2,690	2,555
SLM Student Loan Trust
0.473% due 06/17/2024	EUR	1,336	1,675
0.753% due 12/15/2027		900	1,110
1.253% due 06/15/2023		$5,608	5,662
Soundview Home Loan Trust
0.444% due 07/25/2036		2,000	1,074
Specialty Underwriting & Residential Finance
0.354% due 06/25/2037		386	238
Structured Asset Securities Corp.
0.294% due 06/25/2037		882	836
Tara Hill BV
0.903% due 01/24/2019	EUR	88	112

Total Asset-Backed Securities (Cost $107,178)			111,555

SOVEREIGN ISSUES 2.0%
Italy Buoni Poliennali Del Tesoro
3.000% due 04/15/2015		5,900	7,683
3.750% due 08/01/2015		7,900	10,427
4.000% due 02/01/2017		6,500	8,596
4.250% due 07/01/2014		2,300	3,039
6.000% due 11/15/2014		14,400	19,671
Kommunalbanken A/S
0.663% due 03/27/2017		$15,000	15,152
Province of Quebec
4.500% due 12/01/2020	CAD	400	450
Russia Government International Bond
5.625% due 04/04/2042		$3,000	3,375

Total Sovereign Issues (Cost $67,986)			68,393

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
SL Green Realty Corp.
6.500% due 08/10/2017 (f)		161,300	4,175

Total Preferred Securities (Cost $4,011)			4,175

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 10.6%

CERTIFICATES OF DEPOSIT 0.7%
Abbey National Treasury Services PLC
1.631% due 06/10/2013		$500	501
Dexia Credit Local S.A.
1.400% due 09/20/2013		5,300	5,315
1.650% due 09/12/2013		8,000	8,032
1.700% due 09/06/2013		11,500	11,546

			25,394

COMMERCIAL PAPER 0.7%
Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013		23,900	23,694

REPURCHASE AGREEMENTS 0.0%
State Street Bank and Trust Co.
0.010% due 04/01/2013		228	228

(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $235. Repurchase proceeds are $228.)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	85

Schedule of Investments PIMCO International Fundamental IndexPLUS® AR Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.3%
Dexia Credit Local S.A.
1.104% due 09/18/2013	EUR	2,800	$3,603
Export-Import Bank of Korea
1.251% due 07/26/2013		$7,000	7,001

			10,604

U.S. TREASURY BILLS 0.0%
0.132% due 02/06/2014 - 03/06/2014 (d)(k)		530	529

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (g) 8.9%
PIMCO Short-Term Floating NAV Portfolio		30,470,558	304,919

	SHARES	MARKET VALUE (000S)
PIMCO Short-Term Floating NAV Portfolio III	4,434	$44

		304,963

Total Short-Term Instruments (Cost $365,074)		365,412

PURCHASED OPTIONS (m) 0.1%
(Cost $2,804)		2,921

Total Investments 126.3% (Cost $4,265,529)		$4,318,816

Written Options (n) (0.1%) (Premiums $3,831)		(2,878)

Other Assets and Liabilities (Net) (26.2%)		(897,439)

Net Assets 100.0%		$3,418,499

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity, date shown represents next contractual call date.
(g)	Affiliated to the Fund.
(h)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $121,437 at a weighted average interest rate of 0.051%.
(i)	Securities with an aggregate market value of $2,107 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar September Futures	Long	09/2015	730	$126
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2013	731	(1,085)

				$(959)

(j)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $12,379 and cash of $10 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation
CDX.HY-19 5-Year Index	5.000%	12/20/2017	$62,950	$2,685	$853

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month CAD-Bank Bill	2.000%	06/16/2016	CAD	68,400	$576	$628
Pay	3-Month CAD-Bank Bill	2.250%	12/15/2016		41,000	427	270
Receive	3-Month USD-LIBOR	0.750%	06/19/2016	$	1,860	(9)	(1)
Receive	3-Month USD-LIBOR	1.700%	03/20/2018		39,400	(1,478)	(1,002)
Receive	3-Month USD-LIBOR	1.400%	03/20/2018		52,500	(1,189)	(644)
Receive	3-Month USD-LIBOR	2.000%	06/19/2023		194,000	1,508	(1,654)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		30,700	1,766	(74)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	3,140,000	(891)	0

						$710	$(2,477)

86	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(k)	Securities with an aggregate market value of $99,332 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(l)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (2)	Notional Amount (3)		Market Value	Premiums (Received)	Unrealized Appreciation/ (Depreciation)
H.J. Heinz Co.	BRC	1.000%	03/20/2018	1.527%	$	5,000	$(124)	$(140)	$16
H.J. Heinz Co.	FBF	1.000%	03/20/2018	1.527%		7,700	(190)	(227)	37
H.J. Heinz Co.	UAG	1.000%	03/20/2018	1.527%		200	(5)	(9)	4
Russia Government International Bond	HUS	1.000%	03/20/2018	1.574%		8,200	(213)	(177)	(36)
SoftBank Corp.	BRC	1.000%	12/20/2017	1.504%	JPY	185,700	(44)	(209)	165
SoftBank Corp.	GST	1.000%	12/20/2017	1.504%		140,000	(33)	(152)	119
SoftBank Corp.	JPM	1.000%	12/20/2017	1.504%		154,300	(36)	(177)	141
Sony Corp.	BOA	1.000%	03/20/2018	1.968%		30,000	(15)	(44)	29
Sony Corp.	BRC	1.000%	03/20/2018	1.968%		30,000	(14)	(46)	32
Sony Corp.	DUB	1.000%	03/20/2018	1.968%		40,000	(19)	(61)	42
Sony Corp.	GST	1.000%	12/20/2017	1.873%		50,000	(20)	(72)	52
Sony Corp.	GST	1.000%	03/20/2018	1.968%		20,000	(10)	(29)	19
Sony Corp.	JPM	1.000%	12/20/2017	1.873%		60,000	(25)	(90)	65
Sony Corp.	JPM	1.000%	03/20/2018	1.968%		60,000	(28)	(82)	54

							$(776)	$(1,515)	$739

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums (Received)	Unrealized Appreciation
MCDX-17 5-Year Index	CBK	1.000%	12/20/2016	$	3,700	$4	$(143)	$147
MCDX-17 5-Year Index	GST	1.000%	12/20/2016		2,100	2	(74)	76

						$6	$(217)	$223

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	8.115%	01/02/2015	HUS	BRL	250,000	$102	$69	$33
Pay	1-Year BRL-CDI	8.160%	01/02/2015	BOA		415,000	(477)	(517)	40

							$(375)	$(448)	$73

Total Return Swaps on Indices
Pay/Receive	Underlying Reference	# of Units	Financing Rate	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	ERADXULT Index	241,730	1-Month USD-LIBOR plus a specified spread	$	297,971	04/30/2014	BOA	$1
Receive	ERADXULT Index	1,066,338	1-Month USD-LIBOR plus a specified spread		1,358,354	04/15/2013	FBF	(44,228)
Receive	ERADXULT Index	546,071	1-Month USD-LIBOR plus a specified spread		695,612	06/07/2013	FBF	(22,649)
Receive	ERADXULT Index	459,596	1-Month USD-LIBOR plus a specified spread		580,325	03/07/2014	FBF	(13,913)
Receive	ERADXULT Index	415,300	1-Month USD-LIBOR plus a specified spread		514,939	09/30/2013	JPM	(3,293)

								$(84,082)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	87

Schedule of Investments PIMCO International Fundamental IndexPLUS® AR Strategy Fund (Cont.)

(m)	Purchased options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	11,300	$935	$996
Put - OTC 30-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		21,400	1,706	1,886

								$2,641	$2,882

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC AUD versus USD	CBK	$	0.988	05/31/2013	AUD	21,100	$163	$39

(n)	Written options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	12,500	$23	$(22)
Put - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		10,400	23	(22)
Put - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		2,100	4	(4)
Call - OTC 1-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		6,200	11	(11)
Put - OTC 1-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		6,200	13	(13)
Call - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		4,300	9	(8)
Put - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		4,300	9	(9)
Call - OTC 1-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		7,100	14	(13)
Put - OTC 1-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		7,100	14	(15)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	41,900	790	(743)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		158,800	441	(24)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	09/03/2013		82,200	273	(251)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		18,900	63	(3)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		90,000	1,710	(1,597)

								$3,397	$(2,735)

Foreign Currency Options

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC USD versus JPY	BOA	JPY	85.250	04/04/2013	$	31,000	$208	$0
Put - OTC USD versus JPY	BPS		88.000	05/29/2013		20,000	158	(52)
Put - OTC USD versus JPY	HUS		89.000	06/13/2013		18,100	68	(91)

							$434	$(143)

Transactions in written call and put options for the period ended March 31, 2013:

	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2012	$183,500	EUR	0	$2,691
Sales	782,600		60,200	5,684
Closing Buys	(41,500)		0	(274)
Expirations	(235,300)		0	(2,470)
Exercised	(228,400)		0	(1,800)

Balance at 03/31/2013	$460,900	EUR	60,200	$3,831

(o)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	2.500%	04/01/2028	$13,000	$13,413	$(13,490)
Fannie Mae	3.000%	04/01/2043	2,000	2,042	(2,063)

				$15,455	$(15,553)

88	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(p)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	1,760	$	1,792	CBK	$0	$(40)	$(40)
04/2013		38,354		39,405	WST	0	(525)	(525)
04/2013	BRL	9,049		4,604	BOA	126	0	126
04/2013		51,371		26,024	FBF	602	0	602
04/2013		39,646		20,171	HUS	552	0	552
04/2013		100,066		49,690	UAG	171	0	171
04/2013	EUR	55		71	BOA	0	0	0
04/2013		991		1,297	BRC	27	0	27
04/2013		114,085		151,605	GLM	5,365	0	5,365
04/2013		26,340		34,120	HUS	356	0	356
04/2013	GBP	29,314		44,112	BPS	0	(430)	(430)
04/2013		4,747		7,191	GLM	0	(22)	(22)
04/2013		13,714		20,748	RBC	0	(90)	(90)
04/2013		26,807		40,352	WST	0	(380)	(380)
04/2013	$	4,493	BRL	9,049	BOA	0	(16)	(16)
04/2013		25,510		51,371	FBF	0	(88)	(88)
04/2013		19,687		39,646	HUS	0	(68)	(68)
04/2013		48,590		100,066	UAG	929	0	929
04/2013		7,088	EUR	5,443	BPS	0	(110)	(110)
04/2013		230		178	FBF	0	(2)	(2)
04/2013		26,480	GBP	17,744	CBK	481	0	481
04/2013		414	JPY	36,693	FBF	0	(24)	(24)
05/2013	EUR	135,850	$	173,669	BPS	0	(504)	(504)
05/2013	GBP	52,091		78,722	FBF	0	(415)	(415)
05/2013	$	193	EUR	150	CBK	0	0	0
05/2013		27,440	GBP	18,066	DUB	6	0	6
06/2013	BRL	38,473	$	19,489	BOA	581	0	581
06/2013		12,898		6,531	HUS	193	0	193
06/2013	$	25,832	BRL	51,371	FBF	0	(585)	(585)
06/2013		274	CAD	282	CBK	3	0	3
06/2013		8,029		8,267	RYL	94	0	94
08/2013	CNY	192,903	$	30,644	HUS	0	(47)	(47)
08/2013		171,564		27,252	JPM	0	(44)	(44)
08/2013		10,557		1,678	UAG	0	(2)	(2)
08/2013	$	59,755	CNY	375,023	BRC	0	(88)	(88)

						$9,486	$(3,480)	$6,006

(q)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Bank Loan Obligations	$0	$101,565	$9,498	$111,063
Corporate Bonds & Notes
Banking & Finance	0	337,850	12,676	350,526
Industrials	0	192,677	8,940	201,617
Utilities	0	25,305	0	25,305
Municipal Bonds & Notes
Alaska	0	5,101	0	5,101
Arizona	0	14,363	0	14,363
California	0	31,694	0	31,694
Colorado	0	692	0	692
Illinois	0	641	0	641
Louisiana	0	341	0	341
Massachusetts	0	7,217	0	7,217
New York	0	22,406	0	22,406
Ohio	0	2,832	0	2,832
Pennsylvania	0	115	0	115
Texas	0	24,070	0	24,070
Virginia	0	5,615	0	5,615
U.S. Government Agencies	0	1,020,108	564	1,020,672
U.S. Treasury Obligations	0	1,729,803	0	1,729,803
Mortgage-Backed Securities	0	198,218	14,069	212,287
Asset-Backed Securities	0	108,247	3,308	111,555
Sovereign Issues	0	68,393	0	68,393

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Preferred Securities
Banking & Finance	$4,175	$0	$0	$4,175
Short-Term Instruments
Certificates of Deposit	0	25,394	0	25,394
Commercial Paper	0	23,694	0	23,694
Repurchase Agreements	0	228	0	228
Short-Term Notes	0	10,604	0	10,604
U.S. Treasury Bills	0	529	0	529
Central Funds Used for Cash Management Purposes	304,963	0	0	304,963
Purchased Options
Foreign Exchange Contracts	0	39	0	39
Interest Rate Contracts	0	2,882	0	2,882
	$309,138	$3,960,623	$49,055	$4,318,816

Short Sales, at value	$0	$(15,553)	$0	$(15,553)

Financial Derivative Instruments - Assets
Credit Contracts	0	1,851	0	1,851
Equity Contracts	1	0	0	1
Foreign Exchange Contracts	0	9,486	0	9,486
Interest Rate Contracts	126	971	0	1,097
	$127	$12,308	$0	$12,435

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	89

Schedule of Investments PIMCO International Fundamental IndexPLUS® AR Strategy Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Financial Derivative Instruments - Liabilities
Credit Contracts	$0	$(36)	$0	$(36)
Equity Contracts	0	(84,083)	0	(84,083)
Foreign Exchange Contracts	0	(3,623)	0	(3,623)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Interest Rate Contracts	$(1,085)	$(6,110)	$0	$(7,195)
	$(1,085)	$(93,852)	$0	$(94,937)

Totals	$308,180	$3,863,526	$49,055	$4,220,761

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (2)
Investments, at value
Bank Loan Obligations	$0	$9,432	$(240)	$21	$4	$281	$0	$0	$9,498	$281
Corporate Bonds & Notes
Banking & Finance	4,197	13,207	(558)	(1)	0	428	0	(4,597)	12,676	433
Industrials	0	8,067	0	(3)	0	876	0	0	8,940	876
U.S. Government Agencies	1,284	(657)	(63)	0	0	0	0	0	564	1
Mortgage-Backed Securities	409	12,996	(678)	0	13	29	1,300	0	14,069	38
Asset-Backed Securities	0	5,600	(2,293)	0	0	1	0	0	3,308	1

Totals	$5,890	$48,645	$(3,832)	$17	$17	$1,615	$1,300	$(4,597)	$49,055	$1,630

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Bank Loan Obligations	$9,498	Third Party Vendor	Broker Quote	100.75-101.63
Corporate Bonds & Notes
Banking & Finance	7,301	Benchmark Pricing	Base Price	100.82
	5,375	Third Party Vendor	Broker Quote	107.50
Industrials	8,940	Third Party Vendor	Broker Quote	111.75
U.S. Government Agencies	564	Third Party Vendor	Broker Quote	100.41
Mortgage-Backed Securities	341	Benchmark Pricing	Base Price	113.32
	13,728	Third Party Vendor	Broker Quote	93.26-100.27
Asset-Backed Securities	3,308	Benchmark Pricing	Base Price	100.13

Total	$49,055

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

90	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(r)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$39	$2,882	$2,921
Variation margin receivable on financial derivative instruments (2)	0	122	0	0	18	140
Unrealized appreciation on foreign currency contracts	0	0	0	9,486	0	9,486
Unrealized appreciation on OTC swap agreements	0	998	1	0	73	1,072

	$0	$1,120	$1	$9,525	$2,973	$13,619

Liabilities:
Written options outstanding	$0	$0	$0	$143	$2,735	$2,878
Variation margin payable on financial derivative instruments (2)	0	0	0	0	1,114	1,114
Unrealized depreciation on foreign currency contracts	0	0	0	3,480	0	3,480
Unrealized depreciation on OTC swap agreements	0	36	84,083	0	0	84,119

	$0	$36	$84,083	$3,623	$3,849	$91,591

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized gain (loss) on investments (purchased options)	$0	$0	$0	$264	$(872)	$(608)
Net realized (loss) on futures contracts	0	0	0	0	(4,552)	(4,552)
Net realized gain on written options	0	0	0	152	2,557	2,709
Net realized gain on swaps	0	572	504,861	0	5,513	510,946
Net realized (loss) on foreign currency transactions	0	0	0	(1,739)	0	(1,739)

	$0	$572	$504,861	$(1,323)	$2,646	$506,756

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$433	$241	$674
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(959)	(959)
Net change in unrealized appreciation on written options	0	0	0	291	699	990
Net change in unrealized appreciation (depreciation) on swaps	0	1,705	(83,477)	0	(2,775)	(84,547)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	6,246	0	6,246

	$0	$1,705	$(83,477)	$6,970	$(2,794)	$(77,596)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(959) and open centrally cleared swaps cumulative appreciation/(depreciation) of $(1,624) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	91

Schedule of Investments PIMCO International Fundamental IndexPLUS® AR Strategy Fund (Cont.)

March 31, 2013

(s)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$156	$2,814	$2,970
BPS	(1,096)	529	(567)
BRC	(247)	328	81
CBK	740	(720)	20
DUB	(312)	130	(182)
FBF	(81,492)	90,339	8,847
GLM	5,326	(5,790)	(464)
GST	(61)	0	(61)
HUS	784	(810)	(26)
JPM	(3,429)	5,192	1,763
MSC	0	(3)	(3)
RBC	(90)	0	(90)
RYL	355	(270)	85
UAG	1,093	(1,040)	53
WST	(905)	0	(905)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

92	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.4%
HCA, Inc.
2.704% due 05/02/2016		$1,800	$1,807
Springleaf Financial Funding Co.
5.500% due 05/10/2017		2,300	2,319

Total Bank Loan Obligations (Cost $4,088)			4,126

CORPORATE BONDS & NOTES 16.3%

BANKING & FINANCE 11.4%
Abbey National Treasury Services PLC
1.881% due 04/25/2014		600	606
Allstate Life Global Funding Trusts
5.375% due 04/30/2013		100	100
Ally Financial, Inc.
4.500% due 02/11/2014		100	102
4.625% due 06/26/2015		200	209
6.750% due 12/01/2014		10,125	10,909
7.500% due 12/31/2013		1,400	1,463
American Express Credit Corp.
5.875% due 05/02/2013		100	100
American General Institutional Capital
8.125% due 03/15/2046		200	273
American International Group, Inc.
4.900% due 06/02/2014	CAD	1,500	1,523
5.050% due 10/01/2015		$500	548
5.850% due 01/16/2018		2,100	2,465
8.250% due 08/15/2018		5,800	7,534
ANZ New Zealand International Ltd.
6.200% due 07/19/2013		100	102
ASIF
3.000% due 02/17/2017	EUR	200	253
Banco Santander Brasil S.A.
2.380% due 03/18/2014		$400	401
4.250% due 01/14/2016		300	314
4.500% due 04/06/2015		500	523
4.625% due 02/13/2017		5,000	5,313
Banco Santander Chile
1.902% due 01/19/2016		1,000	988
Bank of America Corp.
6.000% due 09/01/2017		300	349
Bank of Nova Scotia
1.650% due 10/29/2015		200	206
Banque PSA Finance S.A.
2.205% due 04/04/2014		600	595
BBVA Bancomer S.A.
4.500% due 03/10/2016		200	214
6.500% due 03/10/2021		200	228
BM&FBovespa S.A.
5.500% due 07/16/2020		100	112
BNP Paribas S.A.
0.705% due 04/08/2013		100	100
1.205% due 01/10/2014		1,000	1,005
BPCE S.A.
2.375% due 10/04/2013		100	101
CIT Group, Inc.
5.250% due 04/01/2014		7,300	7,601
Citigroup, Inc.
0.551% due 06/09/2016		4,400	4,247
1.755% due 01/13/2014		500	505
2.293% due 08/13/2013		100	101
5.000% due 09/15/2014		8,800	9,244
Compass Bank
6.400% due 10/01/2017		5,200	5,660
Credit Agricole Home Loan SFH
1.052% due 07/21/2014		1,600	1,604

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse
2.200% due 01/14/2014		$300	$304
Dai-ichi Life Insurance Co. Ltd.
7.250% due 07/25/2021 (d)		200	226
Eksportfinans ASA
0.505% due 10/07/2013		2,000	1,977
2.000% due 09/15/2015		3,100	2,978
Export-Import Bank of Korea
8.125% due 01/21/2014		800	847
Ford Motor Credit Co. LLC
7.000% due 04/15/2015		200	221
8.000% due 12/15/2016		200	240
8.700% due 10/01/2014		1,600	1,775
12.000% due 05/15/2015		600	729
Goldman Sachs Group, Inc.
0.574% due 01/30/2017	EUR	400	498
1.296% due 02/07/2014		$3,100	3,116
6.750% due 10/01/2037		3,900	4,390
HSBC Bank PLC
2.000% due 01/19/2014		200	202
ING Bank NV
1.681% due 06/09/2014		400	405
2.500% due 01/14/2016		100	104
International Lease Finance Corp.
6.625% due 11/15/2013		1,300	1,342
6.750% due 09/01/2016		100	114
Intesa Sanpaolo SpA
2.688% due 02/24/2014		500	503
JPMorgan Chase & Co.
0.908% due 02/26/2016		4,900	4,906
1.030% due 05/02/2014		2,700	2,717
1.102% due 01/24/2014		2,400	2,415
4.750% due 03/01/2015		600	645
Korea Development Bank
3.500% due 08/22/2017		300	323
4.375% due 08/10/2015		200	215
Korea Finance Corp.
3.250% due 09/20/2016		100	106
Lloyds TSB Bank PLC
12.000% due 12/16/2024 (d)		300	402
Macquarie Bank Ltd.
6.625% due 04/07/2021		3,800	4,255
Merrill Lynch & Co., Inc.
6.875% due 04/25/2018		400	484
Monumental Global Funding
5.500% due 04/22/2013		100	100
Moody’s Corp.
4.500% due 09/01/2022		4,300	4,443
Morgan Stanley
0.619% due 01/16/2017	EUR	1,900	2,360
2.792% due 05/14/2013		$500	501
National Australia Bank Ltd.
1.025% due 04/11/2014		2,400	2,418
New England Mutual Life Insurance Co.
7.875% due 02/15/2024		1,900	2,599
Nordea Bank AB
2.125% due 01/14/2014		100	101
4.875% due 01/27/2020		300	343
Nordea Eiendomskreditt A/S
0.725% due 04/07/2015		900	904
Northern Rock Asset Management PLC
5.625% due 06/22/2017		500	583
Pricoa Global Funding
0.483% due 09/27/2013		100	100
Principal Life Income Funding Trusts
5.550% due 04/27/2015		100	110

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Qatari Diar Finance QSC
3.500% due 07/21/2015	$100	$105
RCI Banque S.A.
2.175% due 04/11/2014	1,600	1,600
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)	200	193
SLM Corp.
0.601% due 01/27/2014	200	198
5.000% due 10/01/2013	2,300	2,346
8.000% due 03/25/2020	800	931
8.450% due 06/15/2018	600	714
SMFG Preferred Capital Ltd.
9.500% due 07/25/2018 (d)	1,600	2,093
Springleaf Finance Corp.
6.900% due 12/15/2017	200	203
SSIF Nevada LP
1.005% due 04/14/2014	3,900	3,924
State Bank of India
4.500% due 07/27/2015	1,000	1,054
Stone Street Trust
5.902% due 12/15/2015	300	326
UBS AG
2.250% due 08/12/2013	1,802	1,812
Wachovia Corp.
0.550% due 06/15/2017	1,875	1,851

		133,949

INDUSTRIALS 3.4%
Altria Group, Inc.
9.700% due 11/10/2018	34	47
Anheuser-Busch InBev Worldwide, Inc.
0.851% due 01/27/2014	1,200	1,204
Asciano Finance Ltd.
5.000% due 04/07/2018	2,500	2,747
Braskem Finance Ltd.
5.750% due 04/15/2021	300	316
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019	300	360
Continental Airlines, Inc.
6.750% due 09/15/2015	900	947
CSN Resources S.A.
6.500% due 07/21/2020	1,100	1,182
Daimler Finance North America LLC
1.480% due 09/13/2013	400	402
Dell, Inc.
4.700% due 04/15/2013	200	200
Deutsche Telekom International Finance BV
5.875% due 08/20/2013	1,300	1,326
Eli Lilly & Co.
4.200% due 03/06/2014	1,000	1,036
Gerdau Trade, Inc.
5.750% due 01/30/2021	1,000	1,073
GTL Trade Finance, Inc.
7.250% due 10/20/2017	600	691
HCA, Inc.
7.875% due 02/15/2020	400	443
8.500% due 04/15/2019	800	885
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	100	108
7.625% due 04/09/2019	1,000	1,287
Indian Oil Corp. Ltd.
4.750% due 01/22/2015	700	735
Kraft Foods Group, Inc.
6.125% due 08/23/2018	73	89
Meccanica Holdings USA, Inc.
6.250% due 01/15/2040	600	530

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	93

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mondelez International, Inc.
6.125% due 02/01/2018	$27	$32
News America, Inc.
6.400% due 12/15/2035	1,380	1,676
Noble Group Ltd.
6.750% due 01/29/2020	1,100	1,238
Pernod-Ricard S.A.
5.750% due 04/07/2021	800	953
Reliance Holdings USA, Inc.
4.500% due 10/19/2020	2,300	2,417
Rohm & Haas Co.
6.000% due 09/15/2017	100	118
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017	300	331
Sanofi
0.594% due 03/28/2014	500	501
Teva Pharmaceutical Finance Co. BV
1.193% due 11/08/2013	7,700	7,740
Time Warner Cable, Inc.
6.200% due 07/01/2013	6,200	6,283
Time Warner, Inc.
6.100% due 07/15/2040	600	699
Vivendi S.A.
2.400% due 04/10/2015	100	102
WM Wrigley Jr. Co.
3.050% due 06/28/2013	2,000	2,009

		39,707

UTILITIES 1.5%
British Telecommunications PLC
1.405% due 12/20/2013	5,800	5,846
Bruce Mansfield Unit
6.850% due 06/01/2034	5,735	6,216
Duke Energy Corp.
5.650% due 06/15/2013	1,600	1,617
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	200	214
9.250% due 04/23/2019	200	259
Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022	1,100	1,085
Majapahit Holding BV
7.750% due 01/20/2020	200	246
TNK-BP Finance S.A.
6.625% due 03/20/2017	800	908
7.250% due 02/02/2020	100	120
Verizon Communications, Inc.
0.894% due 03/28/2014	900	905
5.250% due 04/15/2013	100	100

		17,516

Total Corporate Bonds & Notes (Cost $184,259)		191,172

MUNICIPAL BONDS & NOTES 8.9%

ARIZONA 0.1%
University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	1,000	1,198

CALIFORNIA 1.3%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	141
6.918% due 04/01/2040	900	1,228

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	$100	$139
7.550% due 04/01/2039	100	145
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	400	501
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	100
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	1,600	2,137
La Quinta Financing Authority, California Tax Allocation Bonds, Series 2011
8.070% due 09/01/2036	1,400	1,530
Long Beach Redevelopment Agency, California Tax Allocation Bonds, (BABs), Series 2010
8.360% due 08/01/2040	1,200	1,322
Los Angeles Wastewater System, California Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	1,175
5.813% due 06/01/2040	1,300	1,562
Riverside County, California Economic Development Agency Tax Allocation Bonds, Series 2010
7.750% due 10/01/2037	400	418
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	200	231
University of California Revenue Bonds, Series 2012
5.000% due 05/15/2032	4,100	4,676

		15,305

CONNECTICUT 0.3%
Connecticut State General Obligation Bonds, Series 2012
5.000% due 06/01/2024	2,900	3,535

DISTRICT OF COLUMBIA 1.3%
District of Columbia Revenue Bonds, (BHAC/CR/NPFGC Insured), Series 2007
5.000% due 10/01/2037	13,460	14,764

FLORIDA 1.4%
Tallahassee, Florida Revenue Bonds, Series 2007
5.000% due 10/01/2037	14,500	16,328

ILLINOIS 0.3%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	200	246
Chicago Transit Authority, Illinois Revenue Bonds, Series 2011
5.250% due 12/01/2040	1,500	1,688
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	1,500	1,871

		3,805

LOUISIANA 0.1%
New Orleans, Louisiana General Obligation Bonds, (BABs), Series 2010
8.300% due 12/01/2029	600	739

MASSACHUSETTS 0.1%
Massachusetts School Building Authority Revenue Bonds, Series 2012
5.000% due 08/15/2026	700	843

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEBRASKA 0.0%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	$100	$119

NEW JERSEY 0.1%
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.280% due 06/15/2013	200	200
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,412

		1,612

NEW YORK 2.9%
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2030	3,900	4,460
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	1,100	1,361
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
5.000% due 06/15/2038	14,800	16,523
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	114
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2012
5.000% due 02/01/2029	7,600	8,873
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 03/15/2041	1,200	1,327
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2030	700	820

		33,478

NORTH CAROLINA 0.1%
Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2012
5.000% due 01/15/2030	1,000	1,127
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	100	117

		1,244

OHIO 0.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	100	98

PENNSYLVANIA 0.5%
Monroeville Finance Authority, Pennsylvania Revenue Bonds, Series 2012
5.000% due 02/15/2025	5,000	6,048

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	100	126

94	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.0%
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	$400	$517

VIRGINIA 0.4%
Virginia Commonwealth Transportation Board Revenue Bonds, Series 2012
5.000% due 05/15/2030	3,500	4,131

WASHINGTON 0.0%
Washington State General Obligation Bonds, (NPFGC Insured), Series 2003
0.000% due 12/01/2020	200	172

Total Municipal Bonds & Notes (Cost $101,343)		104,062

U.S. GOVERNMENT AGENCIES 32.0%
Fannie Mae
0.500% due 03/30/2016	400	401
0.554% due 07/25/2037	126	126
0.584% due 07/25/2037	121	122
0.604% due 09/25/2035	143	143
0.614% due 09/25/2035	222	224
0.875% due 08/28/2017 - 02/08/2018	18,800	18,833
0.924% due 06/25/2037	321	324
0.934% due 06/25/2040	1,201	1,210
0.944% due 03/25/2040	282	286
1.250% due 01/30/2017	2,800	2,865
2.310% due 08/01/2022	100	101
2.500% due 04/01/2028 - 05/01/2028	96,000	99,578
2.870% due 09/01/2027	800	777
3.000% due 05/01/2028 - 04/01/2043	14,000	14,573
3.500% due 10/01/2025 - 04/01/2043	13,081	13,845
4.000% due 07/01/2025 - 04/25/2042	18,224	19,543
4.500% due 04/01/2028 - 04/01/2043	25,029	27,010
5.000% due 02/13/2017 - 01/01/2039	7,657	8,411
5.375% due 06/12/2017	700	836
5.500% due 02/01/2018 - 05/01/2043	48,394	52,808
6.000% due 07/01/2038	165	181
6.500% due 10/01/2035	44	51
FDIC Structured Sale Guaranteed Notes
0.704% due 11/29/2037	984	985
Freddie Mac
0.750% due 01/12/2018	34,600	34,445
0.773% due 06/15/2041	2,251	2,274
0.875% due 03/07/2018	2,300	2,299
0.903% due 08/15/2037	272	275
0.913% due 10/15/2037	63	64
0.923% due 05/15/2037 - 09/15/2037	313	315
1.000% due 03/08/2017 - 09/29/2017	11,500	11,632
1.000% due 06/29/2017 (k)	28,000	28,367
1.250% due 05/12/2017 - 10/02/2019	6,100	6,139
1.750% due 05/30/2019	700	721
2.375% due 01/13/2022	500	522
4.000% due 06/15/2038 - 07/15/2042	4,763	5,081

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 11/01/2040 - 04/01/2041		$15,068	$16,154
5.500% due 08/23/2017 - 07/01/2038		1,126	1,302
Ginnie Mae
6.000% due 08/15/2037		346	395
Small Business Administration
4.430% due 05/01/2029		216	239
5.290% due 12/01/2027		54	61
5.490% due 03/01/2028		393	454
6.220% due 12/01/2028		64	75

Total U.S. Government Agencies (Cost $371,300)			374,047

U.S. TREASURY OBLIGATIONS 30.4%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2017		304	328
0.125% due 07/15/2022		1,202	1,311
0.625% due 07/15/2021		3,780	4,331
0.625% due 02/15/2043		901	909
0.750% due 02/15/2042 (j)		9,884	10,371
1.125% due 01/15/2021		105	124
1.250% due 07/15/2020		211	253
1.750% due 01/15/2028		3,517	4,483
1.875% due 07/15/2019		216	264
2.000% due 01/15/2026		696	908
2.125% due 02/15/2040		2,131	3,013
2.375% due 01/15/2025		8,062	10,848
2.375% due 01/15/2027 (k)		12,200	16,646
2.500% due 01/15/2029		7,293	10,218
3.625% due 04/15/2028		569	892
3.875% due 04/15/2029		1,261	2,054
U.S. Treasury Notes
0.375% due 11/15/2015		82,000	82,141
0.375% due 01/15/2016		1,200	1,202
0.625% due 11/30/2017		3,800	3,789
0.750% due 10/31/2017 (j)(k)		5,500	5,519
0.750% due 12/31/2017 (h)		8,500	8,517
0.750% due 02/28/2018 (g)(h)(k)		50,800	50,820
0.750% due 03/31/2018 (a)		5,800	5,796
0.875% due 07/31/2019 (j)(k)		10,400	10,274
1.125% due 03/31/2020 (a)		8,700	8,627
1.250% due 10/31/2019 (h)		6,400	6,453
1.250% due 02/29/2020 (h)		6,000	6,015
1.625% due 08/15/2022		11,900	11,758
1.625% due 11/15/2022 (g)		69,300	68,141
1.750% due 05/15/2022 (j)(k)(l)		3,500	3,514
2.000% due 02/15/2022		1,600	1,646
2.000% due 02/15/2023		14,900	15,103

Total U.S. Treasury Obligations (Cost $353,835)			356,268

MORTGAGE-BACKED SECURITIES 5.6%
Arran Residential Mortgages Funding PLC
1.426% due 11/19/2047	EUR	611	786
Banc of America Commercial Mortgage Trust
5.619% due 04/10/2049		$289	295
5.623% due 06/10/2049		600	690
Bear Stearns Alt-A Trust
0.364% due 02/25/2034		172	166
Chaseflex Trust
0.504% due 07/25/2037		1,951	1,485
Countrywide Alternative Loan Trust
0.364% due 02/25/2047		140	109
0.384% due 05/25/2047		994	740
0.554% due 05/25/2037^		9,471	5,530
1.177% due 02/25/2036		82	67

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
2.800% due 02/20/2035		$92	$88
2.927% due 11/25/2034		57	53
Credit Suisse First Boston Mortgage Securities Corp.
5.137% due 08/15/2036		1,455	1,462
Epic Opera PLC
0.761% due 07/28/2016	GBP	445	666
Granite Master Issuer PLC
0.339% due 12/20/2054	EUR	1,226	1,548
0.399% due 12/20/2054		454	573
0.463% due 12/20/2054		$534	524
0.734% due 12/20/2054	GBP	5,377	8,020
0.814% due 12/20/2054		2,453	3,658
Granite Mortgages PLC
0.589% due 01/20/2044	EUR	28	35
0.827% due 03/20/2044	GBP	1,198	1,794
0.827% due 06/20/2044		945	1,421
0.887% due 09/20/2044		128	192
0.891% due 01/20/2044		28	42
GS Mortgage Securities Corp.
1.103% due 03/06/2020		$1,705	1,706
2.716% due 02/10/2021		1,600	1,619
7.280% due 07/13/2030		2,600	2,770
GSR Mortgage Loan Trust
2.675% due 09/25/2035		1,126	1,143
5.111% due 11/25/2035		31	31
6.000% due 03/25/2037		28	27
Indus (Eclipse) PLC
0.681% due 01/25/2020	GBP	1,101	1,606
JPMorgan Chase Commercial Mortgage Securities Corp.
4.717% due 02/15/2046		$500	581
5.336% due 05/15/2047		600	679
5.420% due 01/15/2049		300	343
JPMorgan Mortgage Trust
2.993% due 08/25/2034		428	424
3.030% due 07/25/2035		7,911	7,851
4.863% due 02/25/2035		11	11
5.750% due 01/25/2036		24	23
Leek Finance Ltd.
0.787% due 12/21/2037	GBP	1,605	2,530
Merrill Lynch Floating Trust
0.740% due 07/09/2021		$6,403	6,311
Merrill Lynch Mortgage Investors Trust
0.414% due 02/25/2036		23	20
0.454% due 11/25/2035		47	44
5.114% due 09/25/2035		758	727
Morgan Stanley Capital Trust
5.439% due 02/12/2044		1,100	1,137
5.610% due 04/15/2049		176	179
5.809% due 12/12/2049		500	587
Nomura Asset Acceptance Corp.
4.976% due 05/25/2035		58	55
OBP Depositor LLC Trust
4.646% due 07/15/2045		500	579
Residential Accredit Loans, Inc. Trust
1.537% due 09/25/2045		148	120
Silenus European Loan Conduit Ltd.
0.376% due 05/15/2019	EUR	1,209	1,467
Structured Asset Mortgage Investments, Inc.
0.334% due 03/25/2037		$81	56
0.453% due 07/19/2035		37	37
Titan Europe PLC
0.791% due 10/23/2016	GBP	915	1,331
Wachovia Bank Commercial Mortgage Trust
0.283% due 06/15/2020		$96	95
WaMu Mortgage Pass-Through Certificates
0.907% due 01/25/2047		50	45

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	95

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.175% due 02/25/2046		$280	$258
1.377% due 11/25/2042		206	198
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 01/25/2035		39	39
2.696% due 11/25/2034		775	782

Total Mortgage-Backed Securities (Cost $64,624)			65,355

ASSET-BACKED SECURITIES 3.4%
Ares CLO Ltd.
0.538% due 02/24/2018		533	531
Asset-Backed Securities Corp. Home Equity Loan Trust
0.844% due 07/25/2035		300	261
Bear Stearns Asset-Backed Securities Trust
0.294% due 06/25/2047		6	6
0.364% due 08/25/2036		2,474	1,705
BNC Mortgage Loan Trust
0.304% due 05/25/2037		50	49
Citibank Omni Master Trust
2.953% due 08/15/2018		1,800	1,864
Citigroup Mortgage Loan Trust, Inc.
0.314% due 08/25/2036		14	14
Duane Street CLO Ltd.
0.543% due 11/08/2017		1,193	1,193
0.555% due 01/11/2021		8,960	8,858
Eurocredit CDO BV
0.804% due 10/20/2016	EUR	3,761	4,788
First Franklin Mortgage Loan Trust
0.694% due 09/25/2035		$1,000	854
GSAMP Trust
0.274% due 12/25/2036		30	15
Halcyon Structured Asset Management Long/Short Ltd.
0.495% due 10/12/2018		3,568	3,556
Hillmark Funding
0.539% due 05/21/2021		900	880
HSBC Home Equity Loan Trust
1.143% due 11/20/2036		764	761
ING Investment Management Co.
0.557% due 12/01/2017		747	738
Lafayette CLO Ltd.
1.683% due 09/06/2022		1,712	1,713
MASTR Asset-Backed Securities Trust
0.254% due 01/25/2037		38	12
Plymouth Rock CLO Ltd.
1.790% due 02/16/2019		83	83
Securitized Asset-Backed Receivables LLC
0.244% due 01/25/2037		13	12
SLC Student Loan Trust
4.750% due 06/15/2033		1,412	1,342
SLM Student Loan Trust
0.463% due 12/15/2023	EUR	1,134	1,423
1.303% due 08/15/2023		$6,463	6,528
3.453% due 05/16/2044		400	424
3.500% due 08/17/2043		424	406
Soundview Home Loan Trust
0.284% due 06/25/2037		24	23
Specialty Underwriting & Residential Finance
0.264% due 01/25/2038		11	11
Venture CDO Ltd.
0.522% due 07/22/2021		600	583
Wells Fargo Home Equity Trust
0.794% due 11/25/2035		1,000	773

Total Asset-Backed Securities (Cost $39,279)			39,406

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 11.1%
Indonesia Government International Bond
7.500% due 01/15/2016		$500	$575
Italy Buoni Poliennali Del Tesoro
3.500% due 11/01/2017	EUR	600	770
4.000% due 02/01/2017		500	661
4.750% due 06/01/2017		13,500	18,210
Junta de Castilla y Leon
6.270% due 02/19/2018		900	1,208
6.505% due 03/01/2019		800	1,078
Mexico Government International Bond
6.250% due 06/16/2016	MXN	6,500	555
7.750% due 12/14/2017		7,000	642
10.000% due 12/05/2024		1,300	152
Province of Ontario
3.150% due 06/02/2022	CAD	300	307
4.200% due 06/02/2020		6,600	7,307
4.300% due 03/08/2017		100	108
Province of Quebec
2.750% due 08/25/2021		$3,900	4,059
3.500% due 07/29/2020		400	444
3.500% due 12/01/2022	CAD	500	521
4.250% due 12/01/2043		1,800	1,972
Spain Government International Bond
3.150% due 01/31/2016	EUR	40,100	51,719
3.750% due 10/31/2015		28,500	37,318
4.250% due 10/31/2016		1,300	1,715

Total Sovereign Issues (Cost $126,265)			129,321

		SHARES
CONVERTIBLE PREFERRED SECURITIES 2.0%

BANKING & FINANCE 2.0%
Wells Fargo & Co.
7.500% due 12/31/2049 (d)		17,850	23,004

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (b)		8,000	0

Total Convertible Preferred Securities (Cost $22,975)			23,004

EXCHANGE-TRADED FUNDS 5.1%
iShares MSCI EAFE Index Fund		1,017,402	60,006

Total Exchange-Traded Funds (Cost $56,461)			60,006

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.6%

CERTIFICATES OF DEPOSIT 1.1%
Dexia Credit Local S.A.
1.500% due 09/27/2013		$1,400	1,405
1.700% due 09/06/2013		900	904
Itau Unibanco Holding S.A.
0.000% due 10/31/2013		10,300	10,215
0.000% due 11/01/2013		700	693

			13,217

COMMERCIAL PAPER 3.2%
Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013		14,200	14,078

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Daimler Finance North America LLC
1.024% due 10/03/2013	$5,500	$5,485
1.070% due 10/08/2013	13,200	13,164
Entergy Corp.
0.850% due 05/20/2013	500	499
Ford Motor Credit Co. LLC
1.021% due 11/01/2013	1,200	1,193
Santander S.A.
2.200% due 04/02/2013	700	700
3.100% due 10/01/2013	2,800	2,786

		37,905

REPURCHASE AGREEMENTS 0.2%
Banc of America Securities LLC
0.210% due 04/01/2013	1,900	1,900
(Dated 03/28/2013. Collateralized by U.S. Treasury Bonds 3.125% due 02/15/2043 valued at $1,946. Repurchase proceeds are $1,900.)
State Street Bank and Trust Co.
0.010% due 04/01/2013	419	419
(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $431. Repurchase proceeds are $419.)

		2,319

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (e) 1.1%
PIMCO Short-Term Floating NAV Portfolio	416	4
PIMCO Short-Term Floating NAV Portfolio III	1,292,911	12,920

		12,924

Total Short-Term Instruments (Cost $66,141)		66,365

Total Investments 120.8% (Cost $1,390,570)		$1,413,132

Written Options (n) (0.0%) (Premiums $659)		(307)

Other Assets and Liabilities (Net) (20.8%)		(242,765)

Net Assets 100.0%		$1,170,060

96	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.
(e)	Affiliated to the Fund.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $35,970 at a weighted average interest rate of 0.145%.
(g)	Securities with an aggregate market value of $22,371 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
BOS	0.180%	03/18/2013	04/05/2013	$781	$(781)
JPS	0.130%	03/15/2013	04/02/2013	4,290	(4,290)
RBS	0.100%	03/25/2013	04/04/2013	8,889	(8,889)
	0.130%	03/04/2013	04/04/2013	3,255	(3,255)
	0.150%	03/11/2013	04/01/2013	5,081	(5,082)

					$(22,297)

(h)	Securities with an aggregate market value of $31,781 have been pledged or delivered as collateral for forward settling transactions, such as sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of March 31, 2013.
(i)	Sale-buyback financing transactions as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
BRC	0.100%	03/26/2013	04/04/2013	$300	$(300)
	0.150%	03/27/2013	04/12/2013	6,000	(6,002)
GLM	0.050%	03/26/2013	04/02/2013	1,997	(1,997)
	0.050%	03/27/2013	04/02/2013	13,586	(13,587)
	0.100%	03/22/2013	04/12/2013	6,455	(6,458)
	0.180%	03/12/2013	04/03/2013	3,388	(3,388)

					$(31,732)

(1)	Payable for sale-buyback financing transactions includes $5 of deferred price drop on sale-buyback financing transactions.

(j)	Securities with an aggregate market value of $693 and cash of $11 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
3-Month Euribor December Futures	Long	12/2014	14	$8
3-Month Euribor June Futures	Long	06/2015	15	0
3-Month Euribor March Futures	Long	03/2015	15	(1)
3-Month Euribor September Futures	Long	09/2015	1	0
90-Day Eurodollar December Futures	Long	12/2013	34	2
90-Day Eurodollar December Futures	Long	12/2014	14	2
90-Day Eurodollar December Futures	Long	12/2015	536	(47)
90-Day Eurodollar June Futures	Long	06/2015	480	507
90-Day Eurodollar June Futures	Long	06/2016	3	0
90-Day Eurodollar March Futures	Long	03/2015	14	3
90-Day Eurodollar March Futures	Long	03/2016	111	(10)
90-Day Eurodollar September Futures	Long	09/2013	27	1
90-Day Eurodollar September Futures	Long	09/2015	65	24
90-Day Eurodollar September Futures	Long	09/2016	2	0
Euro-Bund 10-Year Bond June Futures	Short	06/2013	13	(29)
U.S. Treasury 10-Year Note June Futures	Long	06/2013	124	89

				$549

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	97

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

(k)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $4,332 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Credit Default Swaps on Credit Indices - Buy Protection (2)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)	Market Value (6)	Unrealized Appreciation
iTraxx Europe 18 Index	(1.000%	)	12/20/2017	EUR 1,400	$12	$3

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$	5,100	$1	$6
Pay	3-Month USD-LIBOR	1.500%	03/18/2016		107,100	793	(34)
Receive	3-Month USD-LIBOR	(2.750%)	06/19/2043		52,500	3,019	128
Pay	6-Month AUD-BBR-BBSW	3.500%	03/15/2018	AUD	1,400	(3)	2
Pay	6-Month AUD-BBR-BBSW	3.750%	12/11/2018		3,800	3	12

						$3,813	$114

(l)	Securities with an aggregate market value of $658 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(m)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	BRC	1.000%	06/20/2017	0.640%	$	100	$1	$(3)	$4
Berkshire Hathaway Finance Corp.	CBK	1.000%	09/20/2016	0.552%		1,200	19	(9)	28
Brazil Government International Bond	BRC	1.000%	09/20/2015	0.916%		1,000	2	(8)	10
Brazil Government International Bond	BRC	1.000%	12/20/2015	0.959%		1,300	2	(7)	9
Brazil Government International Bond	CBK	1.000%	06/20/2016	1.024%		2,000	(1)	(6)	5
Brazil Government International Bond	CBK	1.000%	03/20/2021	1.665%		700	(33)	(31)	(2)
Brazil Government International Bond	FBF	1.000%	09/20/2015	0.916%		200	1	(2)	3
Brazil Government International Bond	FBF	1.000%	06/20/2016	1.024%		1,900	(1)	(3)	2
Brazil Government International Bond	HUS	1.000%	03/20/2015	0.829%		12,500	45	(228)	273
Brazil Government International Bond	HUS	1.000%	06/20/2015	0.864%		400	1	(11)	12
Brazil Government International Bond	HUS	1.000%	12/20/2015	0.959%		2,500	4	(14)	18
China Government International Bond	BRC	1.000%	03/20/2016	0.386%		1,700	33	21	12
China Government International Bond	BRC	1.000%	06/20/2016	0.407%		2,700	54	35	19
China Government International Bond	MYC	1.000%	06/20/2015	0.293%		5,200	86	(92)	178
General Electric Capital Corp.	BOA	1.000%	12/20/2015	0.542%		400	5	(8)	13
General Electric Capital Corp.	BOA	1.000%	09/20/2016	0.705%		3,000	32	(70)	102
General Electric Capital Corp.	GST	1.000%	03/20/2016	0.597%		1,700	21	(29)	50
Indonesia Government International Bond	BPS	1.000%	06/20/2021	2.059%		400	(31)	(28)	(3)
Indonesia Government International Bond	BRC	1.000%	06/20/2016	0.975%		700	1	(12)	13
Indonesia Government International Bond	CBK	1.000%	06/20/2016	0.975%		100	0	(2)	2
Indonesia Government International Bond	CBK	1.000%	06/20/2021	2.059%		100	(8)	(7)	(1)
Indonesia Government International Bond	DUB	1.000%	06/20/2021	2.059%		300	(23)	(20)	(3)
Indonesia Government International Bond	HUS	1.000%	06/20/2016	0.975%		300	1	(5)	6
Indonesia Government International Bond	JPM	1.000%	06/20/2016	0.975%		100	0	(2)	2
Indonesia Government International Bond	MYC	1.000%	12/20/2015	0.888%		3,600	13	(214)	227
Indonesia Government International Bond	UAG	1.000%	06/20/2021	2.059%		400	(31)	(28)	(3)
Japan Government International Bond	BOA	1.000%	03/20/2017	0.574%		700	12	(5)	17
Japan Government International Bond	GST	1.000%	12/20/2015	0.430%		1,900	30	(18)	48
Japan Government International Bond	GST	1.000%	03/20/2017	0.574%		200	4	(1)	5
Japan Government International Bond	MYC	1.000%	03/20/2017	0.574%		300	5	(2)	7
MetLife, Inc.	BOA	1.000%	12/20/2015	0.626%		500	5	(24)	29
MetLife, Inc.	CBK	1.000%	12/20/2014	0.386%		800	9	(23)	32
MetLife, Inc.	CBK	1.000%	12/20/2015	0.626%		400	5	(14)	19
MetLife, Inc.	DUB	1.000%	03/20/2018	1.158%		700	(6)	(40)	34
MetLife, Inc.	GST	1.000%	09/20/2015	0.559%		800	9	(51)	60
MetLife, Inc.	JPM	1.000%	09/20/2015	0.559%		1,100	12	(65)	77
Mexico Government International Bond	BRC	1.000%	09/20/2015	0.519%		1,000	12	(8)	20
Mexico Government International Bond	CBK	1.000%	06/20/2016	0.618%		3,300	41	0	41
Mexico Government International Bond	DUB	1.000%	06/20/2016	0.618%		2,100	26	5	21
Mexico Government International Bond	GST	1.000%	03/20/2016	0.591%		5,000	63	(154)	217
Mexico Government International Bond	RYL	1.000%	09/20/2015	0.519%		200	3	(2)	5
Prudential Financial, Inc.	BOA	1.000%	12/20/2015	0.681%		300	2	(9)	11
Prudential Financial, Inc.	GST	1.000%	09/20/2016	0.868%		1,100	4	(22)	26

98	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (3) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Republic of Germany	UAG	0.250%	06/20/2016	0.218%	$	700	$0	$(24)	$24
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.294%		1,500	35	13	22
United Kingdom Gilt	MYC	1.000%	06/20/2015	0.217%		200	3	2	1
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.294%		100	3	2	1
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.207%		200	3	1	2

							$473	$(1,222)	$1,695

Credit Default Swaps on Credit Indices - Sell Protection (3)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)		Market Value (6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015	$	2,900	$130	$170	$(40)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		600	28	74	(46)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		5,800	261	365	(104)
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		96	2	0	2
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		193	3	0	3

						$424	$609	$(185)

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC	MXN	9,300	$21	$4	$17
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		3,700	8	1	7
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MYC		1,200	3	0	3
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	BRC		400	0	0	0
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	HUS		1,400	1	(1)	2
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BRC		18,000	39	(14)	53
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	HUS		9,000	20	(3)	23
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MYC		6,000	13	(4)	17
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	BOA		100	0	0	0
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	HUS		2,800	0	(5)	5
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MYC		5,400	0	(13)	13

							$105	$(35)	$140

Total Return Swaps on Exchange-Traded Funds
Pay/Receive	Underlying Reference	# of Shares	Financing Rate	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	iShares MSCI EAFE Index Fund	5,181,551	3-Month USD-LIBOR plus a specified spread	$	302,654	11/15/2013	BOA	$2,859
Receive	iShares MSCI EAFE Index Fund	3,938,524	3-Month USD-LIBOR less a specified spread		230,049	08/15/2013	BPS	2,210
Receive	iShares MSCI EAFE Index Fund	6,493,727	3-Month USD-LIBOR plus a specified spread		383,000	04/30/2014	BPS	0
Receive	iShares MSCI EAFE Index Fund	2,928,645	3-Month USD-LIBOR plus a specified spread		172,731	02/28/2014	JPM	(111)

								$4,958

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	99

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

(n)	Written options outstanding as of March 31, 2013:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$129.000	04/26/2013	26	$10	$(1)
Call - CBOT U.S. Treasury 10-Year Note May Futures	132.500	04/26/2013	26	7	(8)

				$17	$(9)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	6,100	$11	$(11)
Put - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		6,100	14	(13)
Call - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		1,500	3	(3)
Put - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		1,500	3	(3)
Call - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		1,500	3	(3)
Put - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		1,500	3	(3)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013	$	7,500	53	0
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013	EUR	5,600	12	(1)
Put - OTC 2-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		400	1	0
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.300%	04/29/2013	$	2,500	7	0
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		5,600	13	(1)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	09/03/2013		5,900	19	(18)
Call - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.750%	04/02/2013		5,200	2	0
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.150%	04/02/2013		5,200	10	0
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		5,600	14	(1)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.750%	04/02/2013		5,900	2	0
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.150%	04/02/2013		5,900	10	0
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.850%	04/29/2013		4,500	6	(2)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.200%	04/29/2013		4,500	3	(2)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	05/30/2013		6,800	49	0
Put - OTC 5-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013	EUR	2,000	10	(1)
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		700	3	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.800%	07/29/2013	$	1,900	8	(7)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		1,900	13	(6)
Call - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		3,900	18	(14)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		3,900	28	(12)
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		3,700	7	(14)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		3,700	23	(11)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		10,100	50	(37)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		10,100	46	(31)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		4,600	18	(17)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		4,600	21	(14)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		6,600	33	(24)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		6,600	47	(20)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		3,100	11	(11)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		3,100	13	(10)

								$587	$(290)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC USD versus JPY	BPS	JPY	86.000	04/04/2013	$	5,400	$16	$0

Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$	1,300	$11	$(2)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020		2,700	24	(5)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		300	4	(1)

							$39	$(8)

100	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2012	0	$168,700	EUR	0	$1,399
Sales	232	559,600		30,500	1,600
Closing Buys	0	(103,200)		(1,800)	(172)
Expirations	(180)	(456,200)		(1,800)	(2,101)
Exercised	0	(26,300)		0	(67)

Balance at 03/31/2013	52	$142,600	EUR	26,900	$659

(o)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	BRL	11,476	$	5,837	FBF	$158	$0	$158
04/2013		11,476		5,699	UAG	20	0	20
04/2013	EUR	731		955	BRC	18	0	18
04/2013		13,505		17,691	CBK	379	0	379
04/2013		1,164		1,487	DUB	0	(5)	(5)
04/2013		1,310		1,713	FBF	33	0	33
04/2013		56,258		74,760	GLM	2,645	0	2,645
04/2013		2,275		2,946	HUS	30	0	30
04/2013		1,676		2,210	JPM	61	0	61
04/2013	GBP	13,359		20,270	FBF	0	(28)	(28)
04/2013		600		902	RYL	0	(10)	(10)
04/2013	JPY	78,357		880	BRC	48	0	48
04/2013		78,358		879	UAG	46	0	46
04/2013	MXN	131,901		10,290	UAG	0	(388)	(388)
04/2013	$	5,699	BRL	11,476	FBF	0	(20)	(20)
04/2013		5,550		11,476	UAG	129	0	129
04/2013		2,573	EUR	1,971	BPS	0	(46)	(46)
04/2013		94,904		73,798	HUS	0	(306)	(306)
04/2013		206	GBP	135	RYL	0	(1)	(1)
04/2013		200	MXN	2,551	BOA	7	0	7
04/2013		295		3,847	DUB	16	0	16
04/2013		1,704		22,144	HUS	89	0	89
04/2013		4,595		59,692	JPM	237	0	237
04/2013		1,065		13,684	MSC	43	0	43
04/2013		2,339		29,982	UAG	88	0	88
05/2013	AUD	43	$	45	BRC	0	0	0
05/2013		36		37	JPM	0	0	0
05/2013	EUR	1,096		1,406	DUB	1	0	1
05/2013		73,798		94,925	HUS	309	0	309
05/2013	GBP	13,824		20,891	FBF	0	(110)	(110)
05/2013	$	1,105	AUD	1,079	BOA	16	0	16
06/2013	CAD	11,916	$	11,573	RYL	0	(136)	(136)
06/2013	EUR	197		259	BPS	7	0	7
06/2013	$	5,792	BRL	11,476	FBF	0	(152)	(152)
06/2013		10,215	MXN	131,901	UAG	379	0	379
08/2013		200	IDR	1,984,000	JPM	1	0	1
09/2013	EUR	2,446	$	3,182	UAG	56	(13)	43
11/2013		11,687		15,102	FBF	94	0	94
12/2013		11,300		14,263	BOA	0	(255)	(255)
04/2014		200		253	CBK	0	(4)	(4)
06/2014		300		380	FBF	0	(6)	(6)
08/2014		100		127	BPS	0	(2)	(2)

						$4,910	$(1,482)	$3,428

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	101

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

(p)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Bank Loan Obligations	$0	$4,126	$0	$4,126
Corporate Bonds & Notes
Banking & Finance	0	133,949	0	133,949
Industrials	0	39,707	0	39,707
Utilities	0	11,300	6,216	17,516
Municipal Bonds & Notes
Arizona	0	1,198	0	1,198
California	0	15,305	0	15,305
Connecticut	0	3,535	0	3,535
District of Columbia	0	14,764	0	14,764
Florida	0	16,328	0	16,328
Illinois	0	3,805	0	3,805
Louisiana	0	739	0	739
Massachusetts	0	843	0	843
Nebraska	0	119	0	119
New Jersey	0	1,612	0	1,612
New York	0	33,478	0	33,478
North Carolina	0	1,244	0	1,244
Ohio	0	98	0	98
Pennsylvania	0	6,048	0	6,048
Tennessee	0	126	0	126
Texas	0	517	0	517
Virginia	0	4,131	0	4,131
Washington	0	172	0	172
U.S. Government Agencies	0	373,062	985	374,047
U.S. Treasury Obligations	0	356,268	0	356,268
Mortgage-Backed Securities	0	63,736	1,619	65,355
Asset-Backed Securities	0	37,693	1,713	39,406
Sovereign Issues	0	129,321	0	129,321

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Convertible Preferred Securities
Banking & Finance	$23,004	$0	$0	$23,004
Industrials	0	0	0	0
Exchange-Traded Funds	60,006	0	0	60,006
Short-Term Instruments
Certificates of Deposit	0	13,217	0	13,217
Commercial Paper	0	37,905	0	37,905
Repurchase Agreements	0	2,319	0	2,319
Central Funds Used for Cash Management Purposes	12,924	0	0	12,924
	$95,934	$1,306,665	$10,533	$1,413,132

Financial Derivative Instruments - Assets
Credit Contracts	0	1,715	0	1,715
Equity Contracts	0	5,069	0	5,069
Foreign Exchange Contracts	0	4,910	0	4,910
Interest Rate Contracts	636	288	0	924
	$636	$11,982	$0	$12,618

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(202)	0	(202)
Equity Contracts	0	(111)	0	(111)
Foreign Exchange Contracts	0	(1,482)	0	(1,482)
Interest Rate Contracts	(87)	(333)	(8)	(428)
	$(87)	$(2,128)	$(8)	$(2,223)

Totals	$96,483	$1,316,519	$10,525	$1,423,527

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
Corporate Bonds & Notes
Utilities	$0	$6,209	$0	$(4)	$0	$11	$0	$0	$6,216	$11
U.S. Government Agencies	65,162	(63,860)	(350)	0	0	33	0	0	985	6
Mortgage-Backed Securities	1,628	0	0	0	0	(9)	0	0	1,619	(9)
Asset-Backed Securities	1,573	2,900	(1,206)	8	0	56	0	(1,618)	1,713	1
Convertible Preferred Securities
Industrials	2	0	0	0	0	(2)	0	0	0	(2)

	$68,365	$(54,751)	$(1,556)	$4	$0	$89	$0	$(1,618)	$10,533	$7

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(7)	$0	$0	$0	$0	$(1)	$0	$0	$(8)	$(1)

Totals	$68,358	$(54,751)	$(1,556)	$4	$0	$88	$0	$(1,618)	$10,525	$6

102	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
Utilities	$6,216	Third Party Vendor	Broker Quote	108.39
U.S. Government Agencies	985	Third Party Vendor	Broker Quote	100.10
Mortgage-Backed Securities	1,619	Third Party Vendor	Broker Quote	101.22
Asset-Backed Securities	1,713	Benchmark Pricing	Base Price	100.13

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(8)	Indicative Market Quotations	Broker Quote	0.17-0.19

Total	$10,525

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(q)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$1	$0	$0	$9	$10
Unrealized appreciation on foreign currency contracts	0	0	0	4,910	0	4,910
Unrealized appreciation on OTC swap agreements	0	1,712	5,069	0	140	6,921

	$0	$1,713	$5,069	$4,910	$149	$11,841

Liabilities:
Written options outstanding	$0	$0	$0	$0	$307	$307
Variation margin payable on financial derivative instruments (2)	0	0	0	0	260	260
Unrealized depreciation on foreign currency contracts	0	0	0	1,482	0	1,482
Unrealized depreciation on OTC swap agreements	0	202	111	0	0	313

	$0	$202	$111	$1,482	$567	$2,362

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(14)	$(14)
Net realized gain on futures contracts	0	0	0	0	1,306	1,306
Net realized gain on written options	0	0	0	0	1,953	1,953
Net realized gain (loss) on swaps	0	(1,255)	125,703	0	1,204	125,652
Net realized (loss) on foreign currency transactions	0	0	0	(5,562)	0	(5,562)

	$0	$(1,255)	$125,703	$(5,562)	$4,449	$123,335

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$6	$6
Net change in unrealized appreciation on futures contracts	0	0	0	0	367	367
Net change in unrealized appreciation (depreciation) on written options	0	0	0	16	(354)	(338)
Net change in unrealized appreciation (depreciation) on swaps	0	333	(14,643)	0	(137)	(14,447)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	4,325	0	4,325

	$0	$333	$(14,643)	$4,341	$(118)	$(10,087)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	103

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (Cont.)

March 31, 2013

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $549 and open centrally cleared swaps cumulative appreciation/(depreciation) of $117 as reported in the Notes to Schedule of Investments.

(r)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$2,645	$(8,090)	$(5,445)
BPS	2,138	(6,200)	(4,062)
BRC	328	(420)	(92)
CBK	434	(300)	134
DUB	(7)	0	(7)
FBF	(31)	0	(31)
GLM	2,571	(2,780)	(209)
GST	133	0	133
HUS	463	(460)	3
JPM	171	659	830
MSC	43	(17)	26
MYC	78	(155)	(77)
RYL	(165)	0	(165)
SOG	3	0	3
UAG	286	(250)	36

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

104	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%
Dell, Inc.
5.000% due 11/06/2013	$1,500	$1,493

Total Bank Loan Obligations (Cost $1,492)		1,493

CORPORATE BONDS & NOTES 11.7%

BANKING & FINANCE 8.9%
Ally Financial, Inc.
3.680% due 06/20/2014	400	411
Bank of America Corp.
5.650% due 05/01/2018	400	463
Banque PSA Finance S.A.
2.205% due 04/04/2014	500	496
Barclays Bank PLC
10.179% due 06/12/2021	1,040	1,399
Cie de Financement Foncier S.A.
2.500% due 09/16/2015	3,600	3,746
Citigroup, Inc.
1.084% due 04/01/2016	7,200	7,209
2.293% due 08/13/2013	1,200	1,208
Export-Import Bank of Korea
5.875% due 01/14/2015	4,000	4,346
8.125% due 01/21/2014	1,845	1,953
Ford Motor Credit Co. LLC
7.000% due 10/01/2013	1,500	1,547
Goldman Sachs Group, Inc.
0.734% due 03/22/2016	400	396
HSBC Bank USA N.A.
4.875% due 08/24/2020	2,300	2,588
International Lease Finance Corp.
7.125% due 09/01/2018	1,750	2,065
JPMorgan Chase & Co.
0.908% due 02/26/2016	7,500	7,510
Lehman Brothers Holdings, Inc.
1.000% due 05/02/2018^	200	55
Lloyds TSB Bank PLC
12.000% due 12/16/2024 (e)	1,200	1,609
Loews Corp.
5.250% due 03/15/2016	2,800	3,119
Morgan Stanley
1.281% due 04/29/2013	950	951
2.875% due 07/28/2014	100	102
6.250% due 08/28/2017	300	350
Principal Life Income Funding Trusts
5.300% due 04/24/2013	200	201
Prudential Covered Trust
2.997% due 09/30/2015	1,425	1,487
SSIF Nevada LP
1.005% due 04/14/2014	1,600	1,610
Sumitomo Mitsui Trust Bank Ltd.
1.800% due 03/28/2018	5,600	5,613

		50,434

INDUSTRIALS 1.8%
ALROSA Finance S.A.
7.750% due 11/03/2020	1,475	1,734
Barrick North America Finance LLC
4.400% due 05/30/2021	1,800	1,927
Daimler Finance North America LLC
0.894% due 03/28/2014	2,500	2,507
Total Capital Canada Ltd.
0.683% due 01/15/2016	3,400	3,417
Volkswagen International Finance NV
0.894% due 04/01/2014	400	401

		9,986

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 1.0%
Saudi Electricity Global Sukuk Co.
3.473% due 04/08/2023 (b)	$1,600	$1,610
5.060% due 04/08/2043 (b)	4,200	4,227

		5,837

Total Corporate Bonds & Notes (Cost $63,803)		66,257

MUNICIPAL BONDS & NOTES 2.3%

CALIFORNIA 1.2%
California State General Obligation Notes, Series 2013
0.850% due 02/01/2015	5,300	5,323
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	1,300	1,519
Palomar Community College District, California General Obligation Bonds, (AGM Insured), Series 2007
4.750% due 05/01/2032	100	109

		6,951

NEW YORK 0.6%
New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 03/15/2026	100	118
5.000% due 03/15/2027	100	117
Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	3,000	2,999

		3,234

OHIO 0.1%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	700	630

SOUTH CAROLINA 0.3%
South Carolina State Public Service Authority Revenue Notes, Series 2011
0.904% due 06/02/2014	1,800	1,803

TEXAS 0.1%
Texas State General Obligation Bonds, Series 2005
4.750% due 04/01/2035	200	212

Total Municipal Bonds & Notes (Cost $12,627)		12,830

U.S. GOVERNMENT AGENCIES 29.2%
Fannie Mae
0.324% due 03/25/2034	14	14
0.334% due 03/25/2036	491	461
0.554% due 09/25/2042	289	286
1.625% due 11/25/2023	82	84
1.719% due 04/25/2024	72	75
1.879% due 08/01/2035	329	346
2.261% due 07/01/2032	21	22
2.317% due 09/01/2035	323	347
2.361% due 09/01/2031	1	2
2.387% due 10/01/2035	278	296
2.492% due 11/01/2034	332	357
2.508% due 02/01/2034	168	178
2.550% due 02/01/2035	102	110
2.624% due 07/01/2035	412	438
2.645% due 10/01/2035	174	186
2.726% due 08/01/2036	363	387

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.832% due 10/01/2035	$188	$200
2.893% due 03/01/2036	954	1,023
3.000% due 05/01/2028 - 04/01/2043	2,000	2,082
3.500% due 12/01/2025	440	467
4.000% due 12/01/2040 - 05/01/2043	108,000	115,120
4.500% due 04/01/2043	1,000	1,078
5.500% due 02/01/2024 - 09/01/2027	119	130
Freddie Mac
0.403% due 10/15/2020	223	223
1.375% due 10/25/2044	103	103
1.575% due 07/25/2044	493	505
2.457% due 09/01/2035	92	97
4.000% due 04/01/2043	2,000	2,126
5.500% due 08/15/2030	1	2
Ginnie Mae
0.603% due 03/16/2032	18	18
1.625% due 11/20/2024	54	57
2.500% due 04/01/2043	1,000	994
3.000% due 04/01/2043 - 05/01/2043	30,000	31,338
3.500% due 05/01/2043	2,000	2,145
Overseas Private Investment Corp.
4.140% due 05/15/2030	1,300	1,424
Small Business Administration
5.680% due 06/01/2028	1,404	1,634

Total U.S. Government Agencies (Cost $163,200)		164,355

U.S. TREASURY OBLIGATIONS 49.7%
U.S. Treasury Bonds
2.750% due 11/15/2042	1,700	1,580
3.000% due 05/15/2042	1,600	1,570
3.125% due 11/15/2041	1,300	1,311
3.750% due 08/15/2041	2,300	2,606
3.875% due 08/15/2040 (i)	70	81
4.375% due 05/15/2041	2,300	2,891
6.250% due 08/15/2023	4,100	5,808
7.625% due 11/15/2022 (h)(i)	7,300	11,156
U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022 (i)	6,511	7,095
0.125% due 07/15/2022	2,603	2,841
0.125% due 01/15/2023	1,496	1,618
0.625% due 07/15/2021	1,226	1,404
0.750% due 02/15/2042	1,019	1,069
1.125% due 01/15/2021	1,053	1,243
2.375% due 01/15/2025	977	1,315
U.S. Treasury Notes
0.125% due 12/31/2013	600	600
0.250% due 11/30/2013	5,800	5,805
0.250% due 01/31/2014	6,100	6,106
0.250% due 02/28/2014	7,900	7,908
0.250% due 03/31/2014 (j)	48,800	48,844
0.250% due 09/15/2015	3,000	2,997
0.250% due 10/15/2015	3,400	3,395
0.500% due 11/15/2013	300	301
0.500% due 07/31/2017	300	298
0.750% due 12/15/2013	700	703
0.750% due 02/28/2018	700	700
1.000% due 01/15/2014	31,100	31,314
1.000% due 05/15/2014	9,200	9,285
1.250% due 02/15/2014 (j)	20,199	20,394
1.250% due 03/15/2014	47,859	48,358
1.250% due 04/15/2014	7,300	7,382
1.250% due 02/29/2020	2,700	2,707

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	105

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.500% due 12/31/2013		$700	$707
1.625% due 08/15/2022		24,500	24,207
1.750% due 01/31/2014		1,000	1,013
1.875% due 02/28/2014		6,600	6,704
2.000% due 11/15/2021		900	929
2.000% due 02/15/2022		5,000	5,145
2.125% due 08/15/2021		700	732

Total U.S. Treasury Obligations (Cost $278,708)			280,122

MORTGAGE-BACKED SECURITIES 4.2%
American General Mortgage Loan Trust
5.150% due 03/25/2058		627	645
American Home Mortgage Assets LLC
0.394% due 05/25/2046		1,344	931
0.414% due 10/25/2046		492	323
American Home Mortgage Investment Trust
1.947% due 09/25/2045		497	484
Arran Residential Mortgages Funding PLC
1.426% due 11/19/2047	EUR	469	603
Banc of America Funding Corp.
5.623% due 01/20/2047^		$82	64
Bear Stearns Adjustable Rate Mortgage Trust
2.320% due 08/25/2035		228	232
Bear Stearns Alt-A Trust
0.825% due 08/25/2036^		704	271
2.768% due 05/25/2035		284	260
Berica Residential MBS SRL
0.537% due 03/31/2048	EUR	1,740	2,057
Citigroup Mortgage Loan Trust, Inc.
2.570% due 10/25/2035		$674	664
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044		496	581
Countrywide Alternative Loan Trust
0.413% due 03/20/2046		1,071	708
0.413% due 07/20/2046^		1,254	678
3.019% due 06/25/2037		1,931	1,587
Countrywide Home Loan Mortgage Pass-Through Trust
0.494% due 04/25/2035		207	169
0.524% due 03/25/2035		150	120
Credit Suisse First Boston Mortgage Securities Corp.
2.455% due 06/25/2033		156	154
Downey Savings & Loan Association Mortgage Loan Trust
0.463% due 08/19/2045		765	656
2.512% due 07/19/2044		61	61
Epic More London PLC
0.761% due 07/15/2017	GBP	1,866	2,755
First Horizon Alternative Mortgage Securities
2.385% due 03/25/2035		$164	131
First Horizon Mortgage Pass-Through Trust
2.615% due 08/25/2035		66	66
First Republic Mortgage Loan Trust
0.553% due 11/15/2031		72	71
Greenpoint Mortgage Funding Trust
0.384% due 01/25/2037		1,178	734
GSR Mortgage Loan Trust
2.662% due 09/25/2035		220	227
Harborview Mortgage Loan Trust
0.443% due 03/19/2036		845	565
Homebanc Mortgage Trust
4.641% due 04/25/2037		899	469
Indymac Index Mortgage Loan Trust
0.504% due 06/25/2037^		375	176
2.647% due 12/25/2034		41	36
JPMorgan Mortgage Trust
4.863% due 02/25/2035		149	151

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
0.414% due 02/25/2036		$184	$164
0.454% due 11/25/2035		30	29
1.204% due 10/25/2035		58	58
Morgan Stanley Capital Trust
5.889% due 06/11/2049		100	117
Permanent Master Issuer PLC
1.495% due 07/15/2042	EUR	1,300	1,680
1.690% due 07/15/2042		$600	606
Residential Accredit Loans, Inc. Trust
0.504% due 01/25/2035		269	253
0.604% due 03/25/2033		43	41
Residential Asset Securitization Trust
0.554% due 10/25/2018		407	395
0.604% due 05/25/2033		40	39
Structured Adjustable Rate Mortgage Loan Trust
1.578% due 01/25/2035		200	151
Structured Asset Mortgage Investments, Inc.
0.453% due 07/19/2035		246	238
0.484% due 02/25/2036		508	356
UBS-Barclays Commercial Mortgage Trust
1.174% due 03/10/2046 (a)		29,764	2,459
WaMu Mortgage Pass-Through Certificates
0.514% due 01/25/2045		126	122
0.524% due 01/25/2045		132	126
Wells Fargo Mortgage-Backed Securities Trust
2.745% due 10/25/2033		118	119
4.500% due 11/25/2018		28	29

Total Mortgage-Backed Securities (Cost $25,186)			23,611

ASSET-BACKED SECURITIES 1.2%
Access Group, Inc.
1.601% due 10/27/2025		1,417	1,440
Bear Stearns Asset-Backed Securities Trust
3.014% due 10/25/2036		1,028	1,003
Berica ABS SRL
0.513% due 12/30/2055	EUR	1,300	1,617
GE-WMC Mortgage Securities LLC
0.244% due 08/25/2036		$15	6
GSAMP Trust
0.384% due 11/25/2035		79	15
GSRPM Mortgage Loan Trust
1.604% due 01/25/2032		1	1
Long Beach Mortgage Loan Trust
0.764% due 10/25/2034		186	166
Plymouth Rock CLO Ltd.
1.790% due 02/16/2019		75	75
SLM Student Loan Trust
2.350% due 04/15/2039		428	431
Structured Asset Securities Corp.
1.704% due 04/25/2035		408	378
Venture CDO Ltd.
0.522% due 07/22/2021		1,600	1,555

Total Asset-Backed Securities (Cost $6,662)			6,687

SOVEREIGN ISSUES 9.0%
Brazil Government International Bond
10.250% due 01/10/2028	BRL	1,400	835
Province of Ontario
3.150% due 06/02/2022	CAD	2,900	2,969
Province of Quebec
2.750% due 08/25/2021		$1,900	1,977
3.500% due 12/01/2022	CAD	1,400	1,460

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Qatar Government International Bond
4.000% due 01/20/2015		$1,200	$1,268
Republic of Germany
1.750% due 06/14/2013	EUR	32,100	41,293
United Kingdom Gilt
0.125% due 03/22/2024 (d)	GBP	406	715

Total Sovereign Issues (Cost $51,790)			50,517

		SHARES
EXCHANGE-TRADED FUNDS 8.1%
iShares MSCI EAFE Index Fund		773,925	45,646

Total Exchange-Traded Funds (Cost $42,918)			45,646

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 12.3%

COMMERCIAL PAPER 0.7%
Ford Motor Credit Co. LLC
1.021% due 11/01/2013		$1,800	1,789
1.100% due 10/04/2013		1,900	1,890
1.190% due 07/09/2013		200	199

			3,878

REPURCHASE AGREEMENTS 3.1%
Banc of America Securities LLC
0.210% due 04/01/2013		1,200	1,200
(Dated 03/28/2013. Collateralized by U.S. Treasury Bonds 3.125% due 02/15/2043 valued at $1,229. Repurchase proceeds are $1,200.)
Citigroup Global Markets, Inc.
0.220% due 04/01/2013		15,800	15,800
(Dated 03/28/2013. Collateralized by U.S. Treasury Notes 0.125% due 12/31/2013 valued at $16,131. Repurchase proceeds are $15,800.)
State Street Bank and Trust Co.
0.010% due 04/01/2013		497	497
(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $511. Repurchase proceeds are $497.)

			17,497

SHORT-TERM NOTES 2.5%
Federal Home Loan Bank
0.104% due 04/05/2013		1,200	1,200
Freddie Mac
0.162% due 01/15/2014 - 02/11/2014		13,200	13,188

			14,388

U.S. TREASURY BILLS 0.9%
0.074% due 04/18/2013 - 01/09/2014 (c)(j)		5,160	5,160

U.S. TREASURY CASH MANAGEMENT BILLS 0.1%
0.109% due 04/15/2013 (c)(i)		481	481

106	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (f) 5.0%
PIMCO Short-Term Floating NAV Portfolio	2,793,177	$27,951

Total Short-Term Instruments (Cost $69,355)		69,355

SHARES	MARKET VALUE (000S)
PURCHASED OPTIONS (l) 0.0%
(Cost $18)	$0

Total Investments 128.0% (Cost $715,759)	$720,873

Written Options (m) (0.0%) (Premiums $347)	(160)

Other Assets and Liabilities (Net) (28.0%)	(157,337)

Net Assets 100.0%	$563,376

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity, date shown represents next contractual call date.
(f)	Affiliated to the Fund.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $18,514 at a weighted average interest rate of 0.184%.
(h)	Securities with an aggregate market value of $131 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 5-Year Note June Futures	Short	06/2013	17	$(11)
U.S. Treasury 10-Year Note June Futures	Short	06/2013	66	(28)

				$(39)

(i)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $2,173 and cash of $42 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Unrealized (Depreciation)
CDX.HY-15 5-Year Index	(5.000%	)	12/20/2015	$14,400	$(1,124)	$(1,844)
CDX.IG-9 10-Year Index	(0.800%	)	12/20/2017	194	2	(7)

					$(1,122)	$(1,851)

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Market Value	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	0.750%	06/19/2017	$		18,400	$30	$(102)
Receive	3-Month USD-LIBOR	1.400%	03/20/2018			7,400	(168)	(120)
Receive	3-Month USD-LIBOR	2.000%	06/19/2023			32,100	250	(275)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043			5,500	316	(54)
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2018		AUD	800	8	4
Pay	6-Month AUD-BBR-BBSW	3.750%	12/11/2018			1,500	1	5
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2023			2,500	(65)	(48)

							$372	$(590)

(j)	Securities with an aggregate market value of $2,219 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	107

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

(k)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount(4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Embarq Corp.	BOA	(1.370%	)	03/20/2014	0.232%	$	100	$(1)	$0	$(1)
Embarq Corp.	BRC	(1.000%	)	06/20/2013	0.168%		300	0	(5)	5
Embarq Corp.	DUB	(1.425%	)	03/20/2014	0.232%		500	(6)	0	(6)
Embarq Corp.	DUB	(1.270%	)	03/20/2014	0.232%		600	(6)	0	(6)
Embarq Corp.	DUB	(1.250%	)	03/20/2014	0.232%		300	(3)	0	(3)
Embarq Corp.	MYC	(1.300%	)	03/20/2014	0.232%		200	(2)	0	(2)
Goodrich Corp.	DUB	(0.510%	)	09/20/2016	0.087%		2,100	(32)	0	(32)
JPMorgan Chase & Co.	DUB	(2.750%	)	03/20/2014	0.388%		1,000	(25)	0	(25)
Loews Corp.	JPM	(0.280%	)	03/20/2016	0.223%		2,300	(4)	0	(4)

								$(79)	$(5)	$(74)

Credit Default Swaps on Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums (Received)	Unrealized (Depreciation)
Brazil Government International Bond	CBK	1.000%	09/20/2021	1.695%	$	6,000	$(316)	$(258)	$(58)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid	Unrealized (Depreciation)
CMBX.NA.AAA.4 Index	GST	(0.350%	)	02/17/2051	$	4,300	$126	$645	$(519)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.IG-5 10-Year Index 10-15%	MYC	0.463%	12/20/2015	$	5,600	$(47)	$0	$(47)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	7.550%	01/02/2015	GLM	BRL	1,800	$(9)	$(4)	$(5)
Pay	1-Year BRL-CDI	7.585%	01/02/2015	BOA		2,700	(14)	(6)	(8)
Pay	1-Year BRL-CDI	7.620%	01/02/2015	DUB		100	0	0	0
Pay	1-Year BRL-CDI	7.775%	01/02/2015	HUS		6,900	(22)	(4)	(18)
Pay	1-Year BRL-CDI	7.795%	01/02/2015	MYC		2,200	(6)	0	(6)
Pay	1-Year BRL-CDI	7.890%	01/02/2015	JPM		100	0	0	0
Pay	1-Year BRL-CDI	8.075%	01/02/2015	HUS		2,100	(1)	4	(5)
Pay	1-Year BRL-CDI	8.440%	01/02/2015	BOA		2,700	9	16	(7)
Pay	1-Year BRL-CDI	9.880%	01/02/2015	BOA		900	17	0	17
Pay	1-Year BRL-CDI	9.890%	01/02/2015	BOA		11,300	210	0	210
Pay	1-Year BRL-CDI	9.930%	01/02/2015	UAG		1,400	26	0	26
Pay	1-Year BRL-CDI	9.980%	01/02/2015	JPM		900	18	0	18

108	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.135%	01/02/2015	HUS	BRL	8,300	$177	$15	$162
Pay	1-Year BRL-CDI	10.605%	01/02/2015	MYC		5,200	135	30	105
Pay	1-Year BRL-CDI	8.485%	01/02/2017	BPS		100	(1)	0	(1)
Pay	1-Year BRL-CDI	8.860%	01/02/2017	BOA		500	(1)	3	(4)
Pay	6-Month AUD-BBR-BBSW	5.500%	12/15/2017	BRC	AUD	1,200	117	(6)	123
Pay	6-Month AUD-BBR-BBSW	5.500%	12/15/2017	DUB		800	78	(4)	82

							$733	$44	$689

Total Return Swaps on Exchange-Traded Funds
Pay/Receive	Underlying Reference	# of Shares	Financing Rate	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	iShares MSCI EAFE Index Fund	239,760	3-Month USD-LIBOR plus a specified spread	$	14,004	11/15/2013	BOA	$132
Receive	iShares MSCI EAFE Index Fund	127,164	3-Month USD-LIBOR plus a specified spread		7,500	01/31/2014	BOA	(7)
Receive	iShares MSCI EAFE Index Fund	3,797,898	3-Month USD-LIBOR plus a specified spread		224,000	03/31/2014	BOA	0
Receive	iShares MSCI EAFE Index Fund	627,331	3-Month USD-LIBOR plus a specified spread		37,000	04/30/2014	BPS	0
Receive	iShares MSCI EAFE Index Fund	3,286,750	3-Month USD-LIBOR plus a specified spread		193,059	02/28/2014	JPM	685
Receive	iShares MSCI EAFE Index Fund	657,107	3-Month USD-LIBOR plus a specified spread		38,890	04/04/2014	JPM	(141)

								$669

(l)	Purchased options outstanding as of March 31, 2013:

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Call - OTC USD versus CNY	JPM	CNY	6.509	05/16/2013	$	3,500	$18	$0

(m)	Written options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013	EUR	9,300	$20	$(2)
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.850%	04/24/2013		3,000	4	0
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		2,400	4	(1)
Put - OTC 2-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		3,700	8	(1)
Put - OTC 2-Year Interest Rate Swap	MYC	6-Month EUR-EURIBOR	Pay	0.850%	04/24/2013		2,000	3	0
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.300%	04/29/2013	$	2,100	6	0
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		2,200	4	0
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		6,700	14	(1)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	09/03/2013		15,600	55	(48)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		7,400	17	(1)
Put - OTC 5-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.500%	06/03/2013	EUR	3,900	17	(1)
Put - OTC 5-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		6,100	33	(3)
Put - OTC 5-Year Interest Rate Swap	CBK	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		800	4	0
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		2,200	11	(1)
Put - OTC 5-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.500%	06/03/2013		600	3	0
Put - OTC 5-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		2,100	12	(1)
Call - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013	$	600	3	(2)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		600	4	(2)
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		3,000	6	(11)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		3,000	19	(9)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		1,700	7	(6)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		1,700	13	(5)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		6,800	23	(25)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		6,800	23	(21)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		2,800	12	(10)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		2,800	22	(9)

								$347	$(160)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	109

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

Transactions in written call and put options for the period ended March 31, 2013:

	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2012	$19,300	EUR	0	$255
Sales	85,800		36,100	366
Closing Buys	0		0	0
Expirations	(33,900)		0	(226)
Exercised	(7,400)		0	(48)

Balance at 03/31/2013	$63,800	EUR	36,100	$347

(n)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Market Value (6)
Fannie Mae	5.500%	04/01/2043	$	2,000	$2,176	$(2,182)
Freddie Mac	5.500%	04/01/2043		6,000	6,495	(6,499)
Ginnie Mae	5.500%	04/01/2043		900	985	(985)
U.S. Treasury Notes	1.625%	11/15/2022		360	351	(356)

					$10,007	$(10,022)

(6)	Market value includes $2 of interest payable on short sales.

(o)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	1,149	$	1,200	BRC	$3	$0	$3
04/2013	BRL	6		3	BRC	0	0	0
04/2013		3,188		1,583	FBF	5	0	5
04/2013		23		11	GLM	0	0	0
04/2013		40		20	HUS	0	0	0
04/2013		6		3	JPM	0	0	0
04/2013		3,289		1,591	UAG	0	(37)	(37)
04/2013	CHF	1,129		1,200	BRC	11	0	11
04/2013	DKK	574		100	BRC	1	0	1
04/2013	EUR	2,363		3,068	BRC	39	0	39
04/2013		38,829		50,827	CBK	1,054	0	1,054
04/2013		38,829		50,935	FBF	1,162	0	1,162
04/2013		41,600		55,199	GLM	1,873	0	1,873
04/2013		2,284		3,011	JPM	84	0	84
04/2013		3,576		4,688	RYL	104	0	104
04/2013	GBP	51,592		78,233	BRC	15	(173)	(158)
04/2013		23,245		35,094	DUB	0	(226)	(226)
04/2013		1,839		2,800	GLM	5	0	5
04/2013		5,851		8,784	JPM	0	(106)	(106)
04/2013	HKD	27,142		3,501	CBK	4	0	4
04/2013		3,105		400	DUB	0	0	0
04/2013		86,099		11,110	HUS	17	0	17
04/2013		21,717		2,800	MSC	2	0	2
04/2013	ILS	4,968		1,274	DUB	0	(91)	(91)
04/2013	JPY	353,494		3,747	BRC	0	(8)	(8)
04/2013		264,677		2,805	CBK	0	(7)	(7)
04/2013		4,388,971		46,487	GLM	0	(141)	(141)
04/2013		6,236,971		64,851	MSC	0	(1,411)	(1,411)
04/2013		364,162		3,840	RYL	0	(29)	(29)
04/2013	MXN	2,459		192	UAG	0	(7)	(7)
04/2013	NOK	581		100	GLM	1	0	1
04/2013	SEK	2,598		400	GLM	1	0	1
04/2013	SGD	6,762		5,503	CBK	52	0	52
04/2013		500		400	DUB	0	(3)	(3)
04/2013		1,622		1,300	GLM	0	(7)	(7)
04/2013		3,496		2,863	JPM	44	0	44
04/2013	$	3	BRL	6	BRC	0	0	0
04/2013		1,622		3,188	FBF	0	(44)	(44)
04/2013		11		23	GLM	0	0	0
04/2013		20		40	HUS	0	0	0
04/2013		3		6	JPM	0	0	0
04/2013		1,633		3,289	UAG	0	(6)	(6)
04/2013		1,189	CHF	1,129	BOA	0	0	0
04/2013		164,132	EUR	127,481	BOA	0	(720)	(720)

110	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	$	125,276	GBP	82,527	HUS	$120	$0	$120
04/2013		1,363	ILS	4,968	MSC	3	0	3
04/2013		2,805	JPY	264,677	CBK	7	0	7
04/2013		188	MXN	2,459	JPM	11	0	11
04/2013		9,567	SGD	11,880	FBF	11	0	11
05/2013	AUD	48,513	$	49,705	BOA	4	(699)	(695)
05/2013		2,404		2,504	BRC	7	0	7
05/2013		55		56	CBK	0	(1)	(1)
05/2013	CHF	1,129		1,189	BOA	0	0	0
05/2013		3,492		3,711	BPS	31	0	31
05/2013		34,562		37,692	BRC	1,265	0	1,265
05/2013		932		1,002	JPM	20	0	20
05/2013		1,844		1,999	MSC	56	0	56
05/2013		3,946		4,303	RBC	144	0	144
05/2013		1,604		1,702	RYL	12	0	12
05/2013	DKK	576		100	BPS	1	0	1
05/2013		27,871		5,020	BRC	225	0	225
05/2013		566		100	JPM	3	0	3
05/2013		1,678		301	MSC	12	0	12
05/2013		3,909		700	RBC	28	0	28
05/2013		1,145		202	RYL	5	0	5
05/2013	EUR	127,481		164,167	BOA	724	0	724
05/2013	GBP	82,527		125,256	HUS	0	(120)	(120)
05/2013	NOK	585		101	BPS	1	0	1
05/2013		20,893		3,780	HUS	209	0	209
05/2013		568		100	JPM	3	0	3
05/2013		1,656		298	MSC	14	0	14
05/2013		3,336		600	RBC	30	0	30
05/2013		1,143		201	RYL	6	0	6
05/2013	NZD	384		316	BOA	0	(4)	(4)
05/2013		364		303	BRC	0	(1)	(1)
05/2013	SEK	10,324		1,588	BPS	6	0	6
05/2013		85,387		13,363	BRC	272	0	272
05/2013		2,569		399	JPM	5	0	5
05/2013		5,063		799	MSC	23	0	23
05/2013		12,792		2,017	RBC	56	0	56
05/2013		3,837		605	RYL	17	0	17
06/2013	BRL	3,188		1,609	FBF	42	0	42
06/2013	CAD	4,446		4,318	RYL	0	(51)	(51)
06/2013	EUR	18,700		25,339	BRC	1,356	0	1,356
06/2013		11,800		15,254	JPM	120	0	120
06/2013		1,800		2,417	UAG	108	0	108
06/2013	$	17	CLP	8,500	GLM	1	0	1
06/2013		191	MXN	2,459	UAG	6	0	6
07/2013	ILS	4,968	$	1,359	MSC	0	(2)	(2)
07/2013	SGD	11,880		9,569	FBF	0	(11)	(11)
08/2013	$	1,559	CNY	9,808	UAG	3	(2)	1

						$9,444	$(3,907)	$5,537

(p)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Bank Loan Obligations	$0	$1,493	$0	$1,493
Corporate Bonds & Notes
Banking & Finance	0	50,434	0	50,434
Industrials	0	9,986	0	9,986
Utilities	0	5,837	0	5,837
Municipal Bonds & Notes
California	0	6,951	0	6,951
New York	0	3,234	0	3,234
Ohio	0	630	0	630
South Carolina	0	1,803	0	1,803
Texas	0	212	0	212
U.S. Government Agencies	0	164,355	0	164,355
U.S. Treasury Obligations	0	280,122	0	280,122
Mortgage-Backed Securities	0	23,611	0	23,611
Asset-Backed Securities	0	6,687	0	6,687

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Sovereign Issues	$0	$50,517	$0	$50,517
Exchange-Traded Funds	45,646	0	0	45,646
Short-Term Instruments
Commercial Paper	0	3,878	0	3,878
Repurchase Agreements	0	17,497	0	17,497
Short-Term Notes	0	14,388	0	14,388
U.S. Treasury Bills	0	5,160	0	5,160
U.S. Treasury Cash Management Bills	0	481	0	481
Central Funds Used for Cash Management Purposes	27,951	0	0	27,951
Purchased Options
Foreign Exchange Contracts	0	0	0	0
	$73,597	$647,276	$0	$720,873

Short Sales, at value	$0	$(10,022)	$0	$(10,022)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	111

Schedule of Investments PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Financial Derivative Instruments - Assets
Credit Contracts	$0	$5	$0	$5
Equity Contracts	0	817	0	817
Foreign Exchange Contracts	0	9,444	0	9,444
Interest Rate Contracts	0	752	0	752
	$0	$11,018	$0	$11,018

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Financial Derivative Instruments - Liabilities
Credit Contracts	$0	$(2,554)	$0	$(2,554)
Equity Contracts	0	(148)	0	(148)
Foreign Exchange Contracts	0	(3,907)	0	(3,907)
Interest Rate Contracts	(39)	(813)	0	(852)
	$(39)	$(7,422)	$0	$(7,461)

Totals	$73,558	$640,850	$0	$714,408

(ii) Assets valued at $26 were transferred from Level 1 to Level 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (2)
Investments, at value
U.S. Government Agencies	$1,410	$0	$0	$(3)	$0	$17	$0	$(1,424)	$0	$0
Asset-Backed Securities	340	0	(332)	0	(9)	1	0	0	0	0

Totals	$1,750	$0	$(332)	$(3)	$(9)	$18	$0	$(1,424)	$0	$0

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(q)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$0	$0
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	12	12
Unrealized appreciation on foreign currency contracts	0	0	0	9,444	0	9,444
Unrealized appreciation on OTC swap agreements	0	5	817	0	743	1,565

	$0	$5	$817	$9,444	$755	$11,021

Liabilities:
Written options outstanding	$0	$0	$0	$0	$160	$160
Variation margin payable on financial derivative instruments (2)	0	17	0	0	105	122
Unrealized depreciation on foreign currency contracts	0	0	0	3,907	0	3,907
Unrealized depreciation on OTC swap agreements	0	703	148	0	54	905

	$0	$720	$148	$3,907	$319	$5,094

112	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(13)	$(13)
Net realized gain on futures contracts	0	0	0	0	183	183
Net realized gain on written options	0	0	0	0	226	226
Net realized gain (loss) on swaps	0	(625)	30,337	0	(84)	29,628
Net realized gain on foreign currency transactions	0	0	0	15,583	0	15,583

	$0	$(625)	$30,337	$15,583	$312	$45,607

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$0	$0	$(18)	$12	$(6)
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(49)	(49)
Net change in unrealized appreciation on written options	0	0	0	0	155	155
Net change in unrealized (depreciation) on swaps	0	(862)	(1,187)	0	(1,186)	(3,235)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	5,002	0	5,002

	$0	$(862)	$(1,187)	$4,984	$(1,068)	$1,867

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative (depreciation) of $(39) and open centrally cleared swaps cumulative appreciation/(depreciation) of $(2,441) as reported in the Notes to Schedule of Investments.

(r)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(353)	$491	$138
BPS	38	(6,890)	(6,852)
BRC	3,121	(3,760)	(639)
CBK	793	(940)	(147)
DUB	(384)	334	(50)
FBF	1,164	(1,310)	(146)
GLM	1,713	(1,990)	(277)
GST	126	(450)	(324)
HUS	380	(340)	40
JPM	695	301	996
MSC	(1,303)	(1,082)	(2,385)
MYC	61	(80)	(19)
RBC	258	(410)	(152)
RYL	63	0	63
UAG	91	(70)	21

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	113

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 19.5%

BANKING & FINANCE 13.4%
Ally Financial, Inc.
4.500% due 02/11/2014		$900	$921
4.625% due 06/26/2015		300	314
7.500% due 12/31/2013		3,000	3,135
7.500% due 09/15/2020		100	122
8.300% due 02/12/2015		100	111
American General Institutional Capital
8.125% due 03/15/2046		100	136
American International Group, Inc.
5.050% due 10/01/2015		400	439
5.450% due 05/18/2017		1,800	2,067
8.250% due 08/15/2018		4,700	6,105
Banco do Brasil S.A.
3.058% due 07/02/2014		200	202
3.875% due 10/10/2022		700	679
Banco Santander Brasil S.A.
2.380% due 03/18/2014		600	602
4.250% due 01/14/2016		1,000	1,047
Banco Santander Chile
1.902% due 01/19/2016		1,000	987
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero
4.125% due 11/09/2022		500	504
Bank of America Corp.
0.620% due 08/15/2016		400	388
1.722% due 01/30/2014		4,400	4,439
4.500% due 04/01/2015		1,700	1,802
Bank of America N.A.
6.000% due 10/15/2036		500	602
Bank of Montreal
2.850% due 06/09/2015		200	210
Banque PSA Finance S.A.
2.205% due 04/04/2014		500	496
Barclays Bank PLC
14.000% due 06/15/2019 (d)	GBP	1,800	3,699
BBVA Bancomer S.A.
4.500% due 03/10/2016		$200	214
6.500% due 03/10/2021		200	228
7.250% due 04/22/2020		400	456
Bear Stearns Cos. LLC
7.250% due 02/01/2018		200	249
BNP Paribas S.A.
1.205% due 01/10/2014		1,000	1,005
Caledonia Generating LLC
1.950% due 02/28/2022		2,043	2,059
CBA Capital Trust
5.805% due 06/30/2015 (d)		2,500	2,596
CIT Group, Inc.
4.750% due 02/15/2015		3,500	3,675
5.250% due 04/01/2014		800	833
Citigroup, Inc.
1.755% due 01/13/2014		400	404
2.293% due 08/13/2013		4,200	4,228
5.000% due 09/15/2014		3,800	3,992
5.850% due 07/02/2013		100	101
8.125% due 07/15/2039		500	736
Credit Agricole Home Loan SFH
1.052% due 07/21/2014		1,600	1,604
Credit Agricole S.A.
8.375% due 10/13/2019 (d)		300	330
Eksportfinans ASA
2.000% due 09/15/2015		700	672
Export-Import Bank of Korea
5.875% due 01/14/2015		600	652

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Motor Credit Co. LLC
7.000% due 04/15/2015		$400	$442
8.000% due 06/01/2014		4,900	5,273
8.000% due 12/15/2016		200	240
8.700% due 10/01/2014		100	111
General Electric Capital Corp.
7.500% due 08/21/2035		1,500	2,124
Goldman Sachs Group, Inc.
0.574% due 01/30/2017	EUR	600	747
1.296% due 02/07/2014		$2,400	2,412
HSBC Capital Funding LP
10.176% due 06/30/2030 (d)		1,800	2,542
International Lease Finance Corp.
6.500% due 09/01/2014		2,100	2,247
6.750% due 09/01/2016		200	227
Intesa Sanpaolo SpA
2.688% due 02/24/2014		400	402
JPMorgan Chase & Co.
0.465% due 09/26/2013	EUR	100	128
0.908% due 02/26/2016		$7,000	7,009
Korea Development Bank
3.000% due 09/14/2022		700	698
3.500% due 08/22/2017		200	215
Korea Finance Corp.
3.250% due 09/20/2016		600	638
LBG Capital PLC
7.875% due 11/01/2020		900	989
8.000% due 06/15/2020 (d)		200	215
Macquarie Bank Ltd.
6.625% due 04/07/2021		2,900	3,248
Macquarie Group Ltd.
7.300% due 08/01/2014		500	536
Merrill Lynch & Co., Inc.
6.400% due 08/28/2017		200	235
6.875% due 04/25/2018		100	121
MetLife Capital Trust
7.875% due 12/15/2067		1,900	2,399
Moody’s Corp.
4.500% due 09/01/2022		1,800	1,860
Morgan Stanley
0.619% due 01/16/2017	EUR	200	248
National Australia Bank Ltd.
1.025% due 04/11/2014		$2,300	2,317
Nationwide Building Society
6.250% due 02/25/2020		200	235
Nordea Eiendomskreditt A/S
0.725% due 04/07/2015		800	803
Northern Rock Asset Management PLC
5.625% due 06/22/2017		1,100	1,283
Pricoa Global Funding
0.483% due 09/27/2013		100	100
Principal Life Income Funding Trusts
5.550% due 04/27/2015		100	110
Rabobank Group
6.875% due 03/19/2020	EUR	4,100	5,915
RCI Banque S.A.
2.175% due 04/11/2014		$1,500	1,500
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		100	97
Scotland International Finance BV
4.250% due 05/23/2013		400	402
SLM Corp.
0.533% due 06/17/2013	EUR	2,700	3,470
0.601% due 01/27/2014		$4,000	3,967
5.375% due 05/15/2014		800	837
6.250% due 01/25/2016		300	329

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Springleaf Finance Corp.
6.900% due 12/15/2017	$100	$101
SSIF Nevada LP
1.005% due 04/14/2014	3,700	3,723
State Bank of India
4.500% due 10/23/2014	800	832
4.500% due 07/27/2015	100	105
Stone Street Trust
5.902% due 12/15/2015	200	218
Tri-Command Military Housing LLC
5.383% due 02/15/2048	1,339	1,180
Turkiye Garanti Bankasi A/S
2.802% due 04/20/2016	200	200

		116,071

INDUSTRIALS 5.2%
AbbVie, Inc.
1.056% due 11/06/2015	1,400	1,421
Anheuser-Busch InBev Worldwide, Inc.
0.851% due 01/27/2014	1,400	1,405
Braskem Finance Ltd.
5.750% due 04/15/2021	300	316
7.000% due 05/07/2020	1,000	1,133
CSN Resources S.A.
6.500% due 07/21/2020	400	430
Daimler Finance North America LLC
0.905% due 01/09/2015	2,300	2,310
DISH DBS Corp.
7.000% due 10/01/2013	1,500	1,542
DP World Sukuk Ltd.
6.250% due 07/02/2017	1,100	1,232
Eli Lilly & Co.
4.200% due 03/06/2014	1,000	1,036
GTL Trade Finance, Inc.
7.250% due 10/20/2017	700	806
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020 (a)	3,000	3,008
HCA, Inc.
7.875% due 02/15/2020	4,700	5,205
Kraft Foods Group, Inc.
6.125% due 08/23/2018	73	89
Mondelez International, Inc.
6.125% due 02/01/2018	27	32
President and Fellows of Harvard College
6.500% due 01/15/2039	1,100	1,567
Reliance Holdings USA, Inc.
4.500% due 10/19/2020	700	735
Teva Pharmaceutical Finance Co. BV
1.193% due 11/08/2013	2,900	2,915
Total Capital Canada Ltd.
0.683% due 01/15/2016	6,500	6,533
UAL Pass-Through Trust
10.400% due 05/01/2018	64	73
UST LLC
5.750% due 03/01/2018	1,100	1,294
Vale Overseas Ltd.
5.625% due 09/15/2019	400	453
Volkswagen International Finance NV
0.889% due 11/20/2014	1,520	1,527
0.894% due 04/01/2014	390	391
1.090% due 02/17/2014	2,000	2,009
WM Wrigley Jr. Co.
3.700% due 06/30/2014	7,200	7,397

		44,859

114	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.9%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	$300	$384
British Telecommunications PLC
1.405% due 12/20/2013	6,400	6,451
Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022	500	493
Telefonica Chile S.A.
3.875% due 10/12/2022	500	494
TNK-BP Finance S.A.
6.625% due 03/20/2017	100	114

		7,936

Total Corporate Bonds & Notes (Cost $164,815)		168,866

MUNICIPAL BONDS & NOTES 3.8%

CALIFORNIA 1.3%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	141
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	500	626
Long Beach Unified School District, California General Obligation Bonds, Series 2011
5.914% due 08/01/2025	3,500	4,412
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	400	541
San Luis Obispo County, California Revenue Bonds, (NPFGC Insured), Series 2003
0.000% due 09/01/2027	7,100	3,308
Southern California Public Power Authority Revenue Bonds, (BABs), Series 2010
5.943% due 07/01/2040	1,800	2,159
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	400	461

		11,648

COLORADO 0.6%
Denver Public Schools, Colorado Certificates of Participation Bonds, Series 2011
6.220% due 12/15/2026	4,300	5,249

CONNECTICUT 0.2%
Connecticut State General Obligation Bonds, Series 2012
5.000% due 06/01/2024	1,300	1,585

ILLINOIS 0.3%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2011
5.250% due 12/01/2040	900	1,013
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	1,000	1,248

		2,261

NEVADA 0.0%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	100	140

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 0.3%
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.280% due 06/15/2013	$700	$701
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,412

		2,113

NEW YORK 0.7%
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	1,000	1,238
New York City, New York Municipal Water Finance Authority Revenue Bonds, (NPFGC/FGIC Insured), Series 2007
4.750% due 06/15/2033	3,300	3,616
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	114
New York State Thruway Authority Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,237

		6,205

OHIO 0.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	100	98

TEXAS 0.3%
Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2012
5.000% due 11/01/2022	2,000	2,315
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	300	388

		2,703

VIRGINIA 0.1%
Virginia Commonwealth Transportation Board Revenue Bonds, Series 2012
5.000% due 05/15/2028	1,000	1,186

Total Municipal Bonds & Notes (Cost $28,963)		33,188

U.S. GOVERNMENT AGENCIES 25.5%
Fannie Mae
0.500% due 03/30/2016	4,700	4,709
0.554% due 07/25/2037	267	268
0.584% due 07/25/2037	256	257
0.604% due 09/25/2035	429	428
0.654% due 09/25/2035	323	327
0.875% due 08/28/2017 - 02/08/2018	7,400	7,408
0.944% due 03/25/2040	565	572
1.250% due 01/30/2017	1,300	1,330
2.310% due 08/01/2022	100	101
2.500% due 04/01/2028	38,000	39,431
2.870% due 09/01/2027	300	291
3.000% due 04/01/2043	2,000	2,063
3.500% due 04/01/2043	2,000	2,113
4.000% due 08/01/2025 - 05/01/2043	61,700	65,762
4.500% due 04/01/2025 - 05/01/2043	37,069	40,067

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.501% due 07/01/2019	$958	$1,102
5.000% due 02/13/2017 - 11/01/2041	4,082	4,475
5.375% due 06/12/2017	100	119
5.500% due 09/01/2023 - 12/01/2038	3,207	3,499
7.500% due 04/01/2024 - 11/01/2037	826	988
Freddie Mac
0.244% due 12/25/2036	23	23
0.353% due 07/15/2019	15	15
0.875% due 03/07/2018	1,600	1,600
0.913% due 10/15/2037	158	160
1.000% due 06/29/2017 - 09/29/2017	7,200	7,284
1.250% due 10/02/2019	600	597
1.750% due 05/30/2019	600	618
2.375% due 01/13/2022	100	104
3.000% due 08/01/2019	15,900	16,043
4.500% due 12/01/2039 - 04/01/2043	10,089	10,813
5.500% due 08/23/2017 - 04/01/2043	2,302	2,506
6.000% due 04/01/2040 - 04/01/2043	1,034	1,129
Ginnie Mae
6.000% due 12/15/2038	499	562
Small Business Administration
5.290% due 12/01/2027	108	123
5.720% due 01/01/2029	1,848	2,154
6.020% due 08/01/2028	1,715	2,002

Total U.S. Government Agencies (Cost $219,147)		221,043

U.S. TREASURY OBLIGATIONS 29.6%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2017	710	766
0.125% due 01/15/2022	203	222
0.125% due 07/15/2022	1,802	1,967
0.625% due 07/15/2021	306	351
0.625% due 02/15/2043	10,215	10,301
0.750% due 02/15/2042 (g)	5,197	5,453
1.125% due 01/15/2021	211	248
1.250% due 07/15/2020	528	631
1.750% due 01/15/2028	3,187	4,063
1.875% due 07/15/2019	539	661
2.375% due 01/15/2025	1,710	2,301
2.375% due 01/15/2027 (g)	2,398	3,272
2.500% due 01/15/2029 (g)(h)	8,365	11,720
U.S. Treasury Notes
0.375% due 11/15/2015 (g)(h)	6,800	6,812
0.375% due 01/15/2016	800	801
0.625% due 11/30/2017	4,700	4,687
0.750% due 10/31/2017	2,300	2,308
0.750% due 12/31/2017	13,400	13,426
0.750% due 02/28/2018 (g)(h)(i)	94,600	94,637
0.750% due 03/31/2018 (a)	4,200	4,197
0.875% due 01/31/2018	7,700	7,754
0.875% due 07/31/2019	100	99
1.000% due 08/31/2019 (g)	5,100	5,069
1.000% due 09/30/2019	2,400	2,384
1.125% due 05/31/2019 (g)(h)	3,400	3,420
1.125% due 12/31/2019	700	698
1.125% due 03/31/2020 (a)	6,500	6,446
1.250% due 10/31/2019	5,700	5,747
1.250% due 02/29/2020	6,200	6,216
1.625% due 08/15/2022	9,200	9,090

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	115

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.625% due 11/15/2022		$19,000	$18,682
1.750% due 05/15/2022		3,200	3,213
2.000% due 02/15/2022		1,200	1,235
2.000% due 02/15/2023		8,300	8,413
2.625% due 04/30/2018		2,100	2,294
2.875% due 03/31/2018		300	331
3.375% due 11/15/2019		500	573
3.625% due 02/15/2020 (g)(h)		5,800	6,745

Total U.S. Treasury Obligations (Cost $254,858)			257,233

MORTGAGE-BACKED SECURITIES 4.8%
Adjustable Rate Mortgage Trust
3.862% due 11/25/2037^		15,065	9,716
Arran Residential Mortgages Funding PLC
1.426% due 11/19/2047	EUR	569	731
Banc of America Commercial Mortgage Trust
5.619% due 04/10/2049		$213	217
Banc of America Large Loan Trust
2.503% due 11/15/2015		543	547
Chaseflex Trust
0.504% due 07/25/2037		771	587
Citigroup Mortgage Loan Trust, Inc.
0.274% due 01/25/2037		11	6
2.570% due 03/25/2036		1,126	1,047
5.310% due 08/25/2035		576	575
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.218% due 07/15/2044		537	547
Commercial Mortgage Pass-Through Certificates
5.246% due 04/10/2037		1,000	1,024
Countrywide Alternative Loan Trust
0.364% due 02/25/2047		47	36
0.404% due 06/25/2037		161	131
1.177% due 02/25/2036		16	13
Countrywide Home Loan Mortgage Pass-Through Trust
2.800% due 02/20/2035		23	22
2.927% due 11/25/2034		19	18
5.500% due 11/25/2035^		160	154
Granite Master Issuer PLC
0.734% due 12/20/2054	GBP	2,516	3,753
0.814% due 12/20/2054		1,132	1,688
Granite Mortgages PLC
0.589% due 01/20/2044	EUR	18	23
0.827% due 03/20/2044	GBP	553	828
0.827% due 06/20/2044		429	646
0.887% due 09/20/2044		128	192
0.891% due 01/20/2044		28	42
GS Mortgage Securities Corp.
1.103% due 03/06/2020		$2,565	2,567
1.260% due 03/06/2020		1,000	1,002
GSR Mortgage Loan Trust
5.111% due 11/25/2035		31	31
Harborview Mortgage Loan Trust
0.373% due 12/19/2036		1,471	974
JPMorgan Chase Commercial Mortgage Securities Corp.
4.158% due 01/12/2039		182	186
4.717% due 02/15/2046		300	349
JPMorgan Mortgage Trust
2.993% due 08/25/2034		311	308
4.863% due 02/25/2035		11	11
5.268% due 07/25/2035		236	245
5.750% due 01/25/2036		48	46
Leek Finance Ltd.
0.787% due 12/21/2037	GBP	672	1,059
Merrill Lynch Floating Trust
0.740% due 07/09/2021		$3,241	3,194

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
5.114% due 09/25/2035		$493	$473
Morgan Stanley Capital Trust
5.610% due 04/15/2049		141	143
Silenus European Loan Conduit Ltd.
0.376% due 05/15/2019	EUR	1,140	1,383
Structured Adjustable Rate Mortgage Loan Trust
2.654% due 04/25/2035		$515	483
Structured Asset Securities Corp.
2.739% due 10/28/2035		460	406
Titan Europe PLC
0.791% due 10/23/2016	GBP	872	1,268
UBS Commercial Mortgage Trust
0.778% due 07/15/2024		$1,221	1,210
Wachovia Bank Commercial Mortgage Trust
0.283% due 06/15/2020		1,870	1,845
WaMu Mortgage Pass-Through Certificates
0.907% due 01/25/2047		50	45
2.462% due 10/25/2046		88	79
2.571% due 09/25/2046		94	83
Wells Fargo Mortgage-Backed Securities Trust
2.641% due 03/25/2036		923	894
5.413% due 12/25/2036		919	917

Total Mortgage-Backed Securities (Cost $41,704)			41,744

ASSET-BACKED SECURITIES 3.1%
Asset-Backed Securities Corp. Home Equity Loan Trust
0.479% due 09/25/2034		8	8
0.844% due 07/25/2035		300	261
Bear Stearns Asset-Backed Securities Trust
0.284% due 10/25/2036		2	1
0.364% due 08/25/2036		1,741	1,200
0.404% due 12/25/2036		600	528
Citibank Omni Master Trust
2.953% due 08/15/2018		1,700	1,760
Citigroup Mortgage Loan Trust, Inc.
0.264% due 07/25/2045		55	41
0.314% due 08/25/2036		3	3
Countrywide Asset-Backed Certificates
0.384% due 09/25/2036		84	83
Credit-Based Asset Servicing and Securitization LLC
0.324% due 07/25/2037		14	7
Duane Street CLO Ltd.
0.543% due 11/08/2017		1,125	1,125
0.555% due 01/11/2021		5,974	5,905
Eurocredit CDO BV
0.804% due 10/20/2016	EUR	2,893	3,683
First Franklin Mortgage Loan Trust
0.734% due 09/25/2035		$4,000	3,567
Globaldrive BV
2.468% due 08/20/2017	EUR	661	851
HSBC Home Equity Loan Trust
0.353% due 03/20/2036		$330	327
1.143% due 11/20/2036		451	450
JPMorgan Mortgage Acquisition Corp.
0.264% due 03/25/2047		15	14
Lafayette CLO Ltd.
1.683% due 09/06/2022		709	709
Morgan Stanley ABS Capital
0.254% due 07/25/2036		7	3
NOB Hill CLO Ltd.
0.540% due 08/15/2018		2,064	2,049
Octagon Investment Partners Ltd.
0.647% due 12/02/2016		1	1
Pacifica CDO Ltd.
0.561% due 01/26/2020		758	754

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
0.463% due 12/15/2023	EUR	993	$1,245
3.453% due 05/16/2044		$400	424
3.500% due 08/17/2043		424	406
Soundview Home Loan Trust
0.264% due 11/25/2036		11	4
South Texas Higher Education Authority, Inc.
0.784% due 10/01/2020		1,126	1,128
Venture CDO Ltd.
0.522% due 07/22/2021		400	389

Total Asset-Backed Securities (Cost $26,739)			26,926

SOVEREIGN ISSUES 7.8%
Italy Buoni Poliennali Del Tesoro
2.500% due 03/01/2015	EUR	400	517
3.750% due 08/01/2015		300	396
3.750% due 04/15/2016		1,800	2,382
4.000% due 02/01/2017		1,700	2,248
4.500% due 07/15/2015		100	134
4.750% due 09/15/2016		6,300	8,563
4.750% due 05/01/2017		400	539
4.750% due 06/01/2017		6,000	8,093
5.250% due 08/01/2017		100	138
Italy Certificati Di Credito Del Tesoro
0.000% due 05/30/2014		1,700	2,143
Junta de Castilla y Leon
6.270% due 02/19/2018		200	268
6.505% due 03/01/2019		200	270
Korea Housing Finance Corp.
4.125% due 12/15/2015		$300	324
Mexico Government International Bond
5.000% due 06/16/2016 (c)	MXN	17,048	1,555
6.250% due 06/16/2016		8,000	684
9.000% due 06/20/2013		106,000	8,682
10.000% due 12/05/2024		7,100	828
Province of British Columbia
4.300% due 06/18/2042	CAD	100	113
Province of Ontario
0.950% due 05/26/2015		$600	606
1.100% due 10/25/2017		200	201
1.650% due 09/27/2019		500	501
3.150% due 06/02/2022	CAD	1,600	1,638
4.000% due 06/02/2021		900	985
4.200% due 06/02/2020		100	111
4.300% due 03/08/2017		100	108
Province of Quebec
2.750% due 08/25/2021		$2,400	2,498
3.500% due 07/29/2020		100	111
3.500% due 12/01/2022	CAD	7,100	7,405
4.250% due 12/01/2021		100	111
4.500% due 12/01/2018		300	334
Spain Government International Bond
3.000% due 04/30/2015	EUR	200	259
3.750% due 10/31/2015		11,400	14,927

Total Sovereign Issues (Cost $67,683)			67,672

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.7%

BANKING & FINANCE 0.7%
Wells Fargo & Co.
7.500% due 12/31/2049 (d)		4,400	5,670

Total Convertible Preferred Securities (Cost $5,487)			5,670

116	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
DG Funding Trust
0.636% due 04/29/2013 (d)	2	$14

Total Preferred Securities (Cost $21)		14

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 20.8%

CERTIFICATES OF DEPOSIT 1.6%
Banco do Brasil S.A.
0.000% due 01/24/2014	$300	297
Dexia Credit Local S.A.
1.650% due 09/12/2013	7,900	7,931
1.700% due 09/06/2013	4,700	4,719
Itau Unibanco Holding S.A.
0.000% due 10/31/2013	900	893
0.000% due 11/01/2013	400	396

		14,236

COMMERCIAL PAPER 3.6%
Aluminum Co. of America
0.950% due 04/02/2013	1,900	1,900
Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013	6,200	6,147
ConAgra Foods, Inc.
0.470% due 04/10/2013	300	300
Entergy Corp.
0.800% due 04/09/2013	2,700	2,699
0.850% due 04/15/2013	2,000	1,999
0.850% due 06/20/2013	400	399

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Motor Credit Co. LLC
1.021% due 11/01/2013	$800	$795
1.021% due 11/08/2013	1,400	1,391
Nisource Finance Corp.
0.900% due 04/12/2013	1,200	1,200
0.950% due 04/12/2013	300	300
0.970% due 04/12/2013	500	500
1.014% due 04/04/2013	300	300
1.050% due 04/05/2013	3,900	3,900
1.050% due 04/17/2013	500	500
Santander S.A.
2.200% due 04/02/2013	300	300
2.370% due 01/02/2014	3,600	3,564
3.100% due 10/01/2013	1,300	1,293
Vodafone Group PLC
0.700% due 02/10/2014	1,800	1,789
Xstrata Finance Dubai Ltd.
0.470% due 04/01/2013	1,700	1,700

		30,976

REPURCHASE AGREEMENTS 2.6%
Banc of America Securities LLC
0.210% due 04/01/2013	21,700	21,700
(Dated 03/28/2013. Collateralized by U.S. Treasury Bonds 3.125% due 02/15/2043 valued at $22,219. Repurchase proceeds are $21,701.)
State Street Bank and Trust Co.
0.010% due 04/01/2013	545	545
(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $561. Repurchase proceeds are $545.)

		22,245

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO TREASURY BILLS 6.5%
4.324% due 04/04/2013 - 06/13/2013 (b)	MXN	701,400	$56,582

U.S. TREASURY BILLS 0.0%
0.140% due 02/06/2014 (i)		$330	330

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (e) 6.5%
PIMCO Short-Term Floating NAV Portfolio		161	2
PIMCO Short-Term Floating NAV Portfolio III		5,660,066	56,561

			56,563

Total Short-Term Instruments (Cost $179,014)			180,932

PURCHASED OPTIONS (k) 0.0%
(Cost $7)			0

Total Investments 115.6% (Cost $988,438)			$1,003,288

Written Options (l) (0.0%) (Premiums $413)			(241)

Other Assets and Liabilities (Net) (15.6%)			(135,518)

Net Assets 100.0%			$867,529

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.
(e)	Affiliated to the Fund.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $11,481 at a weighted average interest rate of (0.126%).
(g)	Securities with an aggregate market value of $28,177 and cash of $35 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
3-Month Euribor December Futures	Long	12/2014	6	$3
3-Month Euribor June Futures	Long	06/2015	13	0
3-Month Euribor March Futures	Long	03/2015	12	0
3-Month Euribor September Futures	Long	09/2015	1	0
90-Day Eurodollar December Futures	Long	12/2013	71	5
90-Day Eurodollar December Futures	Long	12/2014	34	6
90-Day Eurodollar December Futures	Long	12/2015	223	(12)
90-Day Eurodollar June Futures	Long	06/2015	305	109
90-Day Eurodollar June Futures	Long	06/2016	3	0
90-Day Eurodollar March Futures	Long	03/2015	34	7
90-Day Eurodollar March Futures	Long	03/2016	44	0
90-Day Eurodollar September Futures	Long	09/2013	55	2
90-Day Eurodollar September Futures	Long	09/2015	20	10
90-Day Eurodollar September Futures	Long	09/2016	2	0
Euro-Bund 10-Year Bond June Futures	Short	06/2013	4	(9)
Russell 2000 Mini Index June Futures	Long	06/2013	6,626	12,650
U.S. Treasury 10-Year Note June Futures	Long	06/2013	121	85

				$12,856

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	117

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)

(h)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $1,202 and cash of $71 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Market Value	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$		2,400	$0	$3
Pay	3-Month USD-LIBOR	1.500%	03/18/2016			45,200	335	(13)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043			11,500	661	(113)
Pay	6-Month AUD-BBR-BBSW	3.500%	03/15/2018		AUD	600	(1)	1
Pay	6-Month AUD-BBR-BBSW	3.750%	12/11/2018			1,700	1	5

							$996	$(117)

(i)	Securities with an aggregate market value of $637 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(j)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	UAG	1.000%	06/20/2017	0.640%	$	1,900	$29	$(39)	$68
Brazil Government International Bond	BRC	1.000%	06/20/2015	0.864%		500	2	(7)	9
Brazil Government International Bond	BRC	1.000%	06/20/2016	1.024%		1,000	0	(1)	1
Brazil Government International Bond	CBK	1.000%	06/20/2016	1.024%		1,800	0	(5)	5
Brazil Government International Bond	DUB	1.000%	06/20/2015	0.864%		1,000	3	(10)	13
Brazil Government International Bond	FBF	1.000%	06/20/2016	1.024%		1,800	(1)	(3)	2
Brazil Government International Bond	GST	1.000%	06/20/2015	0.864%		500	1	(7)	8
Brazil Government International Bond	HUS	1.000%	06/20/2016	1.024%		1,300	(1)	(2)	1
General Electric Capital Corp.	BOA	1.000%	03/20/2016	0.597%		2,200	27	(23)	50
General Electric Capital Corp.	BRC	4.700%	12/20/2013	0.163%		1,700	60	0	60
General Electric Capital Corp.	CBK	4.325%	12/20/2013	0.163%		300	10	0	10
General Electric Capital Corp.	CBK	4.850%	12/20/2013	0.163%		900	33	0	33
General Electric Capital Corp.	DUB	4.750%	12/20/2013	0.163%		900	32	0	32
Indonesia Government International Bond	BOA	1.000%	06/20/2016	0.975%		800	1	(15)	16
Indonesia Government International Bond	BOA	1.000%	06/20/2021	2.059%		300	(24)	(22)	(2)
Indonesia Government International Bond	BRC	1.000%	06/20/2016	0.975%		600	1	(10)	11
Indonesia Government International Bond	CBK	1.000%	06/20/2016	0.975%		100	0	(2)	2
Indonesia Government International Bond	CBK	1.000%	06/20/2021	2.059%		100	(8)	(7)	(1)
Indonesia Government International Bond	DUB	1.000%	06/20/2021	2.059%		200	(15)	(13)	(2)
Indonesia Government International Bond	HUS	1.000%	06/20/2016	0.975%		200	1	(3)	4
Indonesia Government International Bond	JPM	1.000%	06/20/2016	0.975%		100	0	(2)	2
Indonesia Government International Bond	JPM	1.000%	06/20/2021	2.059%		600	(46)	(41)	(5)
Indonesia Government International Bond	UAG	1.000%	06/20/2021	2.059%		300	(23)	(21)	(2)
Japan Government International Bond	BOA	1.000%	03/20/2016	0.456%		100	1	1	0
Japan Government International Bond	BOA	1.000%	03/20/2017	0.574%		900	16	(6)	22
Japan Government International Bond	GST	1.000%	03/20/2017	0.574%		200	4	(1)	5
Japan Government International Bond	JPM	1.000%	03/20/2016	0.456%		700	11	6	5
Japan Government International Bond	MYC	1.000%	03/20/2017	0.574%		400	7	(3)	10
MetLife, Inc.	BOA	1.000%	12/20/2014	0.386%		1,200	13	(22)	35
MetLife, Inc.	CBK	1.000%	12/20/2014	0.386%		400	4	(10)	14
MetLife, Inc.	DUB	1.000%	03/20/2018	1.158%		1,000	(8)	(57)	49
Mexico Government International Bond	BOA	1.000%	03/20/2021	1.263%		200	(4)	(9)	5
Mexico Government International Bond	CBK	1.000%	06/20/2016	0.618%		3,100	39	0	39
Mexico Government International Bond	DUB	1.000%	03/20/2016	0.591%		600	8	(4)	12
Mexico Government International Bond	DUB	1.000%	06/20/2016	0.618%		2,000	25	5	20
Mexico Government International Bond	HUS	1.000%	03/20/2016	0.591%		800	10	(6)	16
Mexico Government International Bond	MYC	1.000%	03/20/2016	0.591%		1,000	12	(6)	18
Morgan Stanley	DUB	1.000%	06/20/2013	0.238%		1,800	3	(55)	58
Prudential Financial, Inc.	GST	1.000%	09/20/2016	0.868%		700	3	(14)	17
Republic of Germany	UAG	0.250%	06/20/2016	0.218%		400	0	(14)	14
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.294%		1,300	31	15	16
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.279%		200	5	4	1
United Kingdom Gilt	GST	1.000%	12/20/2016	0.336%		400	10	1	9
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.294%		200	4	3	1
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.207%		300	5	2	3
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.294%		400	9	7	2

							$290	$(396)	$686

118	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid	Unrealized (Depreciation)
iTraxx Europe Senior Financials 17 Index	BRC	(1.000%	)	06/20/2017	EUR	4,200	$196	$273	$(77)
iTraxx Europe Senior Financials 17 Index	CBK	(1.000%	)	06/20/2017		600	28	39	(11)

							$224	$312	$(88)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015	$	2,600	$117	$152	$(35)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		1,000	46	131	(85)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		500	22	62	(40)
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		193	3	0	3

						$188	$345	$(157)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MYC	MXN	1,100	$2	$0	$2
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	BRC		32,500	16	5	11
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	HUS		1,700	1	(1)	2
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MYC		43,000	22	7	15
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BRC		9,000	19	(5)	24
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	HUS		3,000	7	(1)	8
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MYC		2,000	4	(2)	6
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	UAG		1,000	2	0	2
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	BOA		2,400	0	(4)	4
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	HUS		17,000	0	(35)	35
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MYC		6,700	0	(13)	13
Pay	28-Day MXN-TIIE	6.000%	09/02/2022	BRC		4,000	13	(2)	15
Pay	28-Day MXN-TIIE	6.000%	09/02/2022	MYC		2,000	7	0	7

							$93	$(51)	$144

Total Return Swaps on Indices
Pay/Receive	Underlying Reference	# of Units	Financing Rate	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation
Receive	Russell 2000 Index	52,000	3-Month USD-LIBOR less a specified spread	$	211,381	10/15/2013	FCT	$16,846

(k)	Purchased options outstanding as of March 31, 2013:

Options on Securities
Description	Counterparty		Strike Price	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC Fannie Mae 4.000% due 06/01/2043	RYM	$	99.000	06/06/2013	$	57,000	$7	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	119

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)

(l)	Written options outstanding as of March 31, 2013:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$129.000	04/26/2013	29	$12	$(1)
Call - CBOT U.S. Treasury 10-Year Note May Futures	132.500	04/26/2013	29	7	(9)

				$19	$(10)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	4,300	$8	$(8)
Put - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		4,300	10	(9)
Call - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		1,100	2	(2)
Put - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		1,100	2	(2)
Call - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		1,100	2	(2)
Put - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		1,100	2	(2)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013	$	4,800	34	0
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013	EUR	3,300	7	(1)
Put - OTC 2-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		200	0	0
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.300%	04/29/2013	$	1,400	4	0
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		2,600	6	0
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	09/03/2013		9,400	32	(29)
Call - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.750%	04/02/2013		2,700	1	0
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.150%	04/02/2013		2,700	5	0
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		5,100	12	(1)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.750%	04/02/2013		3,300	1	0
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.150%	04/02/2013		3,300	6	0
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.850%	04/29/2013		3,000	4	(1)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.200%	04/29/2013		3,000	2	(1)
Put - OTC 5-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013	EUR	1,200	6	(1)
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		400	2	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.800%	07/29/2013	$	2,200	9	(8)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		2,200	15	(7)
Call - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		700	3	(3)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		700	5	(2)
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		3,300	7	(12)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		3,300	21	(10)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		7,600	39	(28)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		7,600	33	(23)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		5,600	21	(21)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		5,600	24	(17)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		3,000	15	(11)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		3,000	21	(9)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		2,800	10	(10)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		2,800	13	(9)

								$384	$(229)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Call - OTC USD versus JPY	BOA	JPY	96.000	04/04/2013	$	600	$6	$(1)

Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$	300	$4	$(1)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2012	0	$107,600	EUR	0	$1,040
Sales	130	261,300		19,900	781
Closing Buys	0	(43,100)		(900)	(79)
Expirations	(72)	(221,900)		(900)	(1,300)
Exercised	0	(11,300)		0	(29)

Balance at 03/31/2013	58	$92,600	EUR	18,100	$413

120	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(m)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	04/01/2043	$3,000	$3,247	$(3,250)

(n)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	18	$	19	CBK	$0	$0	$0
04/2013	BRL	5,347		2,720	FBF	74	0	74
04/2013		5,347		2,655	UAG	9	0	9
04/2013	EUR	497		649	BRC	12	0	12
04/2013		607		792	CBK	14	0	14
04/2013		4		5	DUB	0	0	0
04/2013		44,984		59,778	GLM	2,115	0	2,115
04/2013		1,494		1,935	HUS	20	0	20
04/2013		467		616	JPM	17	0	17
04/2013	JPY	95,719		1,075	BRC	59	0	59
04/2013		91,060		1,004	MSC	36	0	36
04/2013		95,720		1,074	UAG	57	0	57
04/2013	MXN	54,541		4,237	BOA	0	(178)	(178)
04/2013		48,146		3,700	BRC	0	(197)	(197)
04/2013		34,163		2,655	CBK	0	(111)	(111)
04/2013		136,923		10,662	HUS	0	(413)	(413)
04/2013		50,012		3,827	JPM	0	(222)	(222)
04/2013		74,434		5,693	UAG	0	(332)	(332)
04/2013	$	2,655	BRL	5,347	FBF	0	(9)	(9)
04/2013		2,586		5,347	UAG	60	0	60
04/2013		187	EUR	144	CBK	0	(2)	(2)
04/2013		61,611		47,909	HUS	0	(199)	(199)
04/2013		200	MXN	2,551	BOA	7	0	7
04/2013		178		2,336	DUB	11	0	11
04/2013		49		631	FBF	2	0	2
04/2013		2,526		33,135	HUS	157	0	157
04/2013		887		11,324	JPM	30	0	30
04/2013		564		7,343	MSC	30	0	30
04/2013		3,643		47,270	UAG	184	0	184
05/2013	EUR	986	$	1,265	DUB	1	0	1
05/2013		47,909		61,624	HUS	201	0	201
05/2013	MXN	87,740		6,869	BOA	0	(214)	(214)
05/2013		46,813		3,618	BPS	0	(151)	(151)
05/2013		41,606		3,255	MSC	0	(104)	(104)
05/2013		87,740		6,872	UAG	0	(212)	(212)
06/2013	CAD	10,921		10,621	BRC	0	(110)	(110)
06/2013	GBP	2,681		4,033	BRC	0	(39)	(39)
06/2013		400		601	RYL	0	(7)	(7)
06/2013		6,774		10,184	WST	0	(105)	(105)
06/2013	MXN	62,127		4,979	BOA	0	(14)	(14)
06/2013		105,592		8,216	BPS	0	(276)	(276)
06/2013		30,182		2,354	GLM	0	(73)	(73)
06/2013		47,623		3,812	UAG	0	(16)	(16)
06/2013	$	2,699	BRL	5,347	FBF	0	(71)	(71)
06/2013		4,231	MXN	54,579	HUS	153	0	153
06/2013		76		962	JPM	1	0	1
08/2013	EUR	100	$	126	BPS	0	(2)	(2)
08/2013	$	100	IDR	992,000	JPM	0	0	0
09/2013	EUR	100	$	126	BOA	0	(3)	(3)
09/2013		1,000		1,262	UAG	0	(21)	(21)
04/2014		100		127	CBK	0	(2)	(2)
06/2014		200		254	FBF	0	(4)	(4)
08/2014		100		127	BPS	0	(2)	(2)

						$3,250	$(3,089)	$161

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	121

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)

(o)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$113,810	$2,261	$116,071
Industrials	0	44,786	73	44,859
Utilities	0	7,936	0	7,936
Municipal Bonds & Notes
California	0	11,648	0	11,648
Colorado	0	5,249	0	5,249
Connecticut	0	1,585	0	1,585
Illinois	0	2,261	0	2,261
Nevada	0	140	0	140
New Jersey	0	2,113	0	2,113
New York	0	6,205	0	6,205
Ohio	0	98	0	98
Texas	0	2,703	0	2,703
Virginia	0	1,186	0	1,186
U.S. Government Agencies	0	221,043	0	221,043
U.S. Treasury Obligations	0	257,233	0	257,233
Mortgage-Backed Securities	0	41,744	0	41,744
Asset-Backed Securities	0	26,217	709	26,926
Sovereign Issues	0	67,672	0	67,672
Convertible Preferred Securities
Banking & Finance	5,670	0	0	5,670
Preferred Securities
Banking & Finance	0	0	14	14
Short-Term Instruments
Certificates of Deposit	0	14,236	0	14,236
Commercial Paper	0	30,976	0	30,976

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Repurchase Agreements	$0	$22,245	$0	$22,245
Mexico Treasury Bills	0	56,582	0	56,582
U.S. Treasury Bills	0	330	0	330
Central Funds Used for Cash Management Purposes	56,563	0	0	56,563
Purchased Options
Interest Rate Contracts	0	0	0	0
	$62,233	$937,998	$3,057	$1,003,288

Short Sales, at value	$0	$(3,250)	$0	$(3,250)

Financial Derivative Instruments - Assets
Credit Contracts	0	702	0	702
Equity Contracts	12,650	16,846	0	29,496
Foreign Exchange Contracts	0	3,250	0	3,250
Interest Rate Contracts	227	152	0	379
	$12,877	$20,950	$0	$33,827

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(260)	0	(260)
Foreign Exchange Contracts	0	(3,090)	0	(3,090)
Interest Rate Contracts	(21)	(365)	(1)	(387)
	$(21)	$(3,715)	$(1)	$(3,737)

Totals	$75,089	$951,983	$3,056	$1,030,128

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$198	$2,096	$(35)	$(1)	$0	$3	$0	$0	$2,261	$3
Industrials	88	0	(14)	0	0	(1)	0	0	73	1
U.S. Government Agencies	4,256	(4,257)	0	0	0	1	0	0	0	0
Asset-Backed Securities	0	1,200	(491)	0	0	0	0	0	709	0
Preferred Securities
Banking & Finance	15	0	0	0	0	(1)	0	0	14	0

	$4,557	$(961)	$(540)	$(1)	$0	$2	$0	$0	$3,057	$4

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(1)	$0	$0	$0	$0	$0	$0	$0	$(1)	$0

Totals	$4,556	$(961)	$(540)	$(1)	$0	$2	$0	$0	$3,056	$4

122	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$2,261	Benchmark Pricing	Base Price	100.82-101.00
Industrials	73	Third Party Vendor	Broker Quote	115.00
Asset-Backed Securities	709	Benchmark Pricing	Base Price	100.13
Preferred Securities
Banking & Finance	14	Benchmark Pricing	Base Price	$ 7,258.66

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(1)	Indicative Market Quotations	Broker Quote	0.19

Total	$3,056

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$16	$16
Unrealized appreciation on foreign currency contracts	0	0	0	3,250	0	3,250
Unrealized appreciation on OTC swap agreements	0	701	16,846	0	144	17,691

	$0	$701	$16,846	$3,250	$160	$20,957

Liabilities:
Written options outstanding	$0	$0	$0	$1	$240	$241
Variation margin payable on financial derivative instruments (2)	0	0	0	0	78	78
Unrealized depreciation on foreign currency contracts	0	0	0	3,089	0	3,089
Unrealized depreciation on OTC swap agreements	0	260	0	0	0	260

	$0	$260	$0	$3,090	$318	$3,668

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	123

Schedule of Investments PIMCO Small Cap StocksPLUS® AR Strategy Fund (Cont.)

March 31, 2013

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(48)	$(48)
Net realized gain on futures contracts	0	0	56,167	0	246	56,413
Net realized gain on written options	0	0	0	0	1,236	1,236
Net realized gain on swaps	0	444	30,123	0	1,290	31,857
Net realized gain on foreign currency transactions	0	0	0	186	0	186

	$0	$444	$86,290	$186	$2,724	$89,644

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$3	$3
Net change in unrealized appreciation on futures contracts	0	0	10,169	0	366	10,535
Net change in unrealized appreciation (depreciation) on written options	0	0	0	5	(545)	(540)
Net change in unrealized appreciation (depreciation) on swaps	0	(99)	2,510	0	(1,469)	942
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	837	0	837

	$0	$(99)	$12,679	$842	$(1,645)	$11,777

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $12,856 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(117) as reported in the Notes to Schedule of Investments.

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(406)	$307	$(99)
BPS	(431)	330	(101)
BRC	139	(150)	(11)
CBK	35	0	35
DUB	60	(300)	(240)
FBF	(9)	0	(9)
FCT	16,846	(16,270)	576
GLM	1,987	(2,161)	(174)
GST	18	0	18
HUS	(41)	0	(41)
JPM	(245)	0	(245)
MSC	(38)	(95)	(133)
MYC	36	(250)	(214)
RYL	(26)	0	(26)
SOG	5	0	5
UAG	(254)	0	(254)
WST	(105)	0	(105)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

124	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund

March 31, 2013

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 1.9%
Bausch & Lomb, Inc.
5.250% due 05/17/2019		$596	$602
Charter Communications, Inc.
4.000% due 05/15/2019		1,188	1,203
Health Management Associates, Inc.
3.500% due 11/18/2018		1,264	1,276
HJ Heinz Co.
3.500% due 03/27/2020		800	798
Hologic, Inc.
4.500% due 08/01/2019		995	1,010
MGM Resorts International, Inc.
4.250% due 12/20/2019		698	711
OSI Restaurant Partners LLC
4.750% due 10/26/2019		975	990
Springleaf Financial Funding Co.
5.500% due 05/10/2017		2,300	2,319
Walter Investment Management Corp.
5.750% due 11/28/2017		987	1,006

Total Bank Loan Obligations (Cost $9,552)			9,915

CORPORATE BONDS & NOTES 14.8%

BANKING & FINANCE 7.7%
Ally Financial, Inc.
8.300% due 02/12/2015		100	111
American International Group, Inc.
5.850% due 01/16/2018		200	235
Banco do Brasil S.A.
3.875% due 10/10/2022		700	679
Banco Santander Chile
1.902% due 01/19/2016		100	99
Bear Stearns Cos. LLC
7.250% due 02/01/2018		1,800	2,240
CIT Group, Inc.
4.250% due 08/15/2017		1,100	1,155
DNB Bank ASA
3.200% due 04/03/2017		1,000	1,061
Eksportfinans ASA
1.600% due 03/20/2014	JPY	16,000	166
1.875% due 04/02/2013		$200	200
2.375% due 05/25/2016		700	666
3.000% due 11/17/2014		2,100	2,090
Export-Import Bank of Korea
2.082% due 03/21/2015		1,600	1,599
Ford Motor Credit Co. LLC
2.750% due 05/15/2015		1,000	1,021
8.700% due 10/01/2014		500	555
Goldman Sachs Group, Inc.
7.500% due 02/15/2019		3,000	3,760
Goodman Funding Pty. Ltd.
6.000% due 03/22/2022		300	345
HSBC Bank PLC
2.000% due 01/19/2014		1,100	1,111
HSBC Holdings PLC
4.875% due 01/14/2022		800	916
ING Bank NV
2.000% due 09/25/2015		1,300	1,322
International Lease Finance Corp.
3.875% due 04/15/2018		1,300	1,301
7.125% due 09/01/2018		500	590
Intesa Sanpaolo SpA
3.125% due 01/15/2016		700	685
JPMorgan Chase & Co.
4.400% due 07/22/2020		1,200	1,333
LBG Capital PLC
7.869% due 08/25/2020	GBP	100	160
9.125% due 07/15/2020		1,300	2,167

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Lloyds TSB Bank PLC
12.000% due 12/16/2024 (d)		$100	$134
Metropolitan Life Global Funding
3.875% due 04/11/2022		1,100	1,191
Morgan Stanley
5.500% due 01/26/2020		3,400	3,903
Prudential Covered Trust
2.997% due 09/30/2015		1,140	1,189
Royal Bank of Scotland PLC
6.934% due 04/09/2018	EUR	200	278
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		$1,000	1,120
SL Green Realty Corp.
4.500% due 12/01/2022		800	813
SLM Corp.
0.601% due 01/27/2014		300	298
5.000% due 04/15/2015		200	212
5.375% due 05/15/2014		500	523
8.450% due 06/15/2018		1,200	1,428
Standard Chartered PLC
3.200% due 05/12/2016		100	106
3.850% due 04/27/2015		900	952
UBS AG
7.625% due 08/17/2022		700	784
Weyerhaeuser Co.
7.375% due 10/01/2019		1,500	1,848

			40,346

INDUSTRIALS 6.4%
Altria Group, Inc.
9.250% due 08/06/2019		540	754
America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	9,100	778
American Tower Corp.
4.500% due 01/15/2018		$700	771
5.050% due 09/01/2020		200	222
7.000% due 10/15/2017		700	834
Anadarko Petroleum Corp.
8.700% due 03/15/2019		1,500	2,023
Anglo American Capital PLC
9.375% due 04/08/2014		1,500	1,620
Ashland, Inc.
3.000% due 03/15/2016		1,300	1,326
Boston Scientific Corp.
6.000% due 01/15/2020		1,600	1,874
Cemex Finance LLC
9.500% due 12/14/2016		1,200	1,305
Cemex S.A.B. de C.V.
9.500% due 06/15/2018		1,000	1,168
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		1,000	1,060
Dow Chemical Co.
8.550% due 05/15/2019		100	135
El Paso Pipeline Partners Operating Co. LLC
5.000% due 10/01/2021		200	225
Georgia-Pacific LLC
5.400% due 11/01/2020		1,700	2,016
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020 (b)		2,500	2,506
Kraft Foods Group, Inc.
1.625% due 06/04/2015		300	305
2.250% due 06/05/2017		100	104
MGM Resorts International
6.750% due 04/01/2013		2,200	2,200
NBCUniversal Media LLC
5.150% due 04/30/2020		2,400	2,850

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Nissan Motor Acceptance Corp.
1.950% due 09/12/2017		$1,000	$1,016
OGX Austria GmbH
8.375% due 04/01/2022		1,000	758
8.500% due 06/01/2018		600	471
Rio Tinto Finance USA Ltd.
8.950% due 05/01/2014		150	163
Rogers Communications, Inc.
6.800% due 08/15/2018		1,500	1,890
Stonemor Operating LLC
10.250% due 12/01/2017		1,300	1,384
Transocean, Inc.
6.000% due 03/15/2018		1,800	2,042
Verizon Wireless Capital LLC
8.500% due 11/15/2018		1,400	1,866

			33,666

UTILITIES 0.7%
AES Corp.
7.750% due 03/01/2014		1,000	1,056
Novatek OAO via Novatek Finance Ltd.
4.422% due 12/13/2022		900	894
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	800	1,049
Verizon Communications, Inc.
6.100% due 04/15/2018		$800	967

			3,966

Total Corporate Bonds & Notes (Cost $73,502)			77,978

MUNICIPAL BONDS & NOTES 2.7%

CALIFORNIA 0.8%
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034		400	557
7.550% due 04/01/2039		600	867
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040		900	1,318
7.625% due 03/01/2040		900	1,302
7.950% due 03/01/2036		150	188

			4,232

LOUISIANA 0.1%
East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, (BABs), Series 2010
6.087% due 02/01/2045		300	341

MASSACHUSETTS 0.0%
Commonwealth of Massachusetts General Obligation Bonds, (BABs), Series 2010
4.500% due 08/01/2031		100	110

NEW YORK 1.5%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.668% due 11/15/2039		1,000	1,302
6.814% due 11/15/2040		200	263
New York City, New York General Obligation Bonds, (BABs), Series 2010
5.846% due 06/01/2040		900	1,137
6.271% due 12/01/2037		100	131
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.882% due 06/15/2044		200	265
6.124% due 06/15/2042		100	118

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	125

Schedule of Investments PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.250% due 06/15/2044	$1,150	$1,315
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2012
5.000% due 06/15/2047	700	780
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2011
5.000% due 11/01/2038	800	905
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 03/15/2026	1,310	1,556
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	150	176

		7,948

OHIO 0.3%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	700	977
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	300	319

		1,296

PENNSYLVANIA 0.0%
Pennsylvania Turnpike Commission Revenue Bonds, Series 2011
5.500% due 12/01/2041	100	115

Total Municipal Bonds & Notes (Cost $13,661)		14,042

U.S. GOVERNMENT AGENCIES 25.9%
Fannie Mae
0.574% due 05/25/2037	142	143
0.754% due 09/25/2041	697	702
0.874% due 03/25/2038	1,473	1,488
2.500% due 04/01/2043	19,000	18,845
2.900% due 06/01/2020	1,285	1,372
3.500% due 10/01/2013 - 04/01/2028	14,081	14,923
4.000% due 10/01/2024 - 05/01/2043	27,152	28,929
4.500% due 12/01/2033 - 05/01/2043	28,764	31,034
5.000% due 06/01/2035 - 04/01/2043	16,085	17,441
5.500% due 12/01/2036 - 04/01/2043	4,401	4,801
5.846% due 03/25/2037 (a)	848	126
5.946% due 11/25/2039 (a)	675	106
6.000% due 05/01/2024	1,125	1,235
6.176% due 03/25/2037 (a)	1,426	220
6.296% due 02/25/2037 (a)	4,261	658
6.996% due 02/25/2037 (a)	618	97
9.681% due 11/25/2040	4	4
Freddie Mac
0.723% due 12/15/2041	1,567	1,580
0.753% due 01/15/2042	2,009	2,029
1.000% due 03/08/2017	2,200	2,230
1.250% due 08/01/2019	2,500	2,494
1.304% due 07/15/2042	86	86
5.000% due 04/15/2041	400	475
5.500% due 03/15/2034	737	827
6.367% due 09/15/2036 (a)	869	160
6.716% due 04/15/2042	171	172

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
10.454% due 02/15/2040		$198	$204
11.468% due 09/15/2041		48	50
12.590% due 02/15/2041		29	31
Ginnie Mae
2.500% due 04/01/2043		2,000	1,988
3.000% due 05/01/2043		2,000	2,086

Total U.S. Government Agencies (Cost $135,769)			136,536

U.S. TREASURY OBLIGATIONS 56.8%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022		7,732	8,425
0.125% due 07/15/2022		1,802	1,967
0.125% due 01/15/2023		3,292	3,559
0.750% due 02/15/2042		4,178	4,384
U.S. Treasury Notes
0.500% due 08/15/2014 (g)(h)(i)		36,800	36,954
0.625% due 08/31/2017		2,200	2,199
0.625% due 09/30/2017		8,900	8,887
0.750% due 06/30/2017		24,600	24,750
0.750% due 10/31/2017		1,600	1,605
0.875% due 12/31/2016		4,300	4,360
0.875% due 01/31/2017		10,300	10,439
1.000% due 08/31/2019		42,300	42,046
1.000% due 11/30/2019		24,200	23,973
1.125% due 03/31/2020 (b)		7,900	7,834
1.250% due 02/29/2020		4,000	4,010
1.625% due 08/15/2022		42,000	41,498
1.625% due 11/15/2022		3,300	3,245
1.750% due 05/15/2022		20,800	20,881
2.000% due 02/15/2023		47,700	48,348

Total U.S. Treasury Obligations (Cost $298,370)			299,364

MORTGAGE-BACKED SECURITIES 7.3%
American Home Mortgage Investment Trust
2.457% due 02/25/2045		693	681
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049		900	1,027
Banc of America Funding Corp.
5.500% due 08/25/2035		27	27
Banc of America Large Loan Trust
2.503% due 11/15/2015		5,339	5,383
Banc of America Mortgage Trust
2.915% due 02/25/2034		159	160
2.987% due 01/25/2035		239	239
3.119% due 05/25/2033		419	416
5.426% due 06/25/2035		172	170
Banc of America Re-REMIC Trust
5.675% due 02/24/2051		200	227
Bear Stearns Adjustable Rate Mortgage Trust
2.370% due 02/25/2036		147	144
5.141% due 08/25/2035		279	284
Berica Residential MBS SRL
0.537% due 03/31/2048	EUR	1,852	2,190
Chase Mortgage Finance Corp.
6.000% due 11/25/2036^		$411	353
Chaseflex Trust
0.504% due 07/25/2037		907	691
Citigroup Commercial Mortgage Trust
5.810% due 06/14/2050		150	173
Citigroup Mortgage Loan Trust, Inc.
2.340% due 09/25/2035		676	668
2.570% due 10/25/2035		106	105
5.310% due 08/25/2035		137	137

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Commercial Mortgage Pass-Through Certificates
2.365% due 02/10/2029		$200	$209
Countrywide Alternative Loan Trust
0.394% due 08/25/2046		1,020	680
0.503% due 11/20/2035		151	114
1.577% due 08/25/2035		84	69
1.657% due 01/25/2036		287	245
Countrywide Home Loan Mortgage Pass-Through Trust
0.534% due 02/25/2035		111	94
2.922% due 10/20/2034		531	477
3.057% due 08/25/2034		251	224
Credit Suisse First Boston Mortgage Securities Corp.
5.000% due 07/25/2020		156	163
Credit Suisse Mortgage Capital Certificates
5.575% due 04/12/2049		87	89
CSMC Mortgage-Backed Trust
5.750% due 03/25/2037^		415	407
DBRR Trust
0.946% due 09/25/2045		1,761	1,766
Deutsche ALT-A Securities, Inc.
0.704% due 02/25/2035		1,349	1,242
DLJ Commercial Mortgage Corp.
6.040% due 11/12/2031		163	166
First Horizon Asset Securities, Inc.
5.500% due 12/25/2035		288	287
G-Force LLC
5.158% due 12/25/2039		16	16
Granite Master Issuer PLC
0.319% due 12/20/2054	EUR	63	79
GS Mortgage Securities Corp.
5.162% due 12/10/2043		$1,200	1,439
GSR Mortgage Loan Trust
2.650% due 09/25/2035		900	861
2.653% due 11/25/2035		353	343
2.787% due 12/25/2034		193	196
5.111% due 11/25/2035		217	214
5.250% due 07/25/2035		317	313
5.500% due 01/25/2037		1,067	1,096
JPMorgan Chase Commercial Mortgage Securities Corp.
2.103% due 11/15/2028		1,349	1,359
JPMorgan Mortgage Trust
3.023% due 07/25/2035		1,523	1,508
Luminent Mortgage Trust
0.444% due 04/25/2036		655	399
MASTR Asset Securitization Trust
6.000% due 10/25/2036		96	96
Merrill Lynch Mortgage Investors Trust
1.760% due 10/25/2035		81	80
1.968% due 02/25/2033		599	599
Morgan Stanley Capital Trust
4.661% due 06/15/2044		250	291
Morgan Stanley Mortgage Loan Trust
2.440% due 06/25/2036		70	65
Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037		771	719
Nomura Asset Acceptance Corp.
3.292% due 07/25/2035		160	150
Royal Bank of Scotland Capital Funding Trust
5.336% due 05/16/2047		220	250
5.420% due 01/16/2049		150	172
5.695% due 09/16/2040		150	174
5.889% due 06/16/2049		200	234
5.926% due 02/16/2051		300	347
Sequoia Mortgage Trust
0.945% due 05/20/2034		403	385
Structured Adjustable Rate Mortgage Loan Trust
0.504% due 08/25/2036		1,192	890

126	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Structured Asset Mortgage Investments, Inc.
0.434% due 02/25/2036		$1,438	$986
Structured Asset Securities Corp.
0.704% due 12/25/2033		43	42
2.567% due 02/25/2034		1,499	1,472
5.000% due 05/25/2035		567	575
6.000% due 05/25/2034		25	24
Thornburg Mortgage Securities Trust
1.454% due 06/25/2047		328	304
5.750% due 06/25/2047		884	823
Wachovia Bank Commercial Mortgage Trust
5.732% due 06/15/2049		500	577
WaMu Mortgage Pass-Through Certificates
0.484% due 11/25/2045		101	90
2.462% due 08/25/2046		539	504
2.471% due 08/25/2035		104	104
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 02/25/2035		820	812
5.308% due 11/25/2036		236	220

Total Mortgage-Backed Securities (Cost $33,892)			38,115

ASSET-BACKED SECURITIES 3.1%
ACA CLO Ltd.
0.551% due 07/25/2018		611	605
Bear Stearns Asset-Backed Securities Trust
0.694% due 07/25/2035		931	915
Berica ABS SRL
0.513% due 12/30/2055	EUR	3,800	4,726
Carrington Mortgage Loan Trust
0.304% due 06/25/2037		$144	138
Citibank Omni Master Trust
4.900% due 11/15/2018		250	267
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		263	273
Countrywide Asset-Backed Certificates
0.504% due 08/25/2035		460	431
EFS Volunteer LLC
0.802% due 10/25/2021		561	562
EMC Mortgage Loan Trust
0.654% due 05/25/2043		398	351
Home Equity Asset Trust
1.299% due 07/25/2035		1,000	841
HSI Asset Securitization Corp. Trust
0.384% due 04/25/2037		1,500	825

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Hyde Park CDO BV
0.568% due 06/14/2022	EUR	1,076	$1,350
IXIS Real Estate Capital Trust
0.544% due 02/25/2036		$159	155
JPMorgan Mortgage Acquisition Corp.
0.394% due 05/25/2035		317	304
Kingsland Ltd.
0.530% due 06/13/2019		511	509
Morgan Stanley ABS Capital
0.454% due 03/25/2037		1,971	870
Morgan Stanley Dean Witter Capital
1.184% due 02/25/2033		753	721
Panhandle-Plains Higher Education Authority, Inc.
0.784% due 10/01/2018		164	164
RAAC Series
1.404% due 09/25/2047		1,147	1,124
SLM Student Loan Trust
0.473% due 06/17/2024	EUR	921	1,154
South Carolina Student Loan Corp.
0.751% due 01/25/2021		$162	162

Total Asset-Backed Securities (Cost $15,431)			16,447

SOVEREIGN ISSUES 1.9%
Italy Buoni Poliennali Del Tesoro
3.000% due 04/15/2015	EUR	800	1,042
3.750% due 08/01/2015		900	1,188
4.000% due 02/01/2017		1,000	1,323
4.250% due 07/01/2014		300	396
6.000% due 11/15/2014		2,000	2,732
Kommunalbanken A/S
0.663% due 03/27/2017		$2,300	2,323
Russia Government International Bond
5.625% due 04/04/2042		1,000	1,125

Total Sovereign Issues (Cost $9,986)			10,129

SHORT-TERM INSTRUMENTS 6.6%

CERTIFICATES OF DEPOSIT 0.6%
Abbey National Treasury Services PLC
1.661% due 06/10/2013		300	301
Dexia Credit Local S.A.
1.400% due 09/20/2013		500	501
1.650% due 09/12/2013		900	904

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
1.700% due 09/06/2013		$1,600	$1,606

			3,312

COMMERCIAL PAPER 1.6%
Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013		7,000	6,939
Daimler Finance North America LLC
1.050% due 10/11/2013		1,500	1,496

			8,435

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.010% due 04/01/2013		722	722

(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $741. Repurchase proceeds are $722.)

SHORT-TERM NOTES 0.1%
Dexia Credit Local S.A.
1.104% due 09/18/2013	EUR	400	515

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (e) 4.2%
PIMCO Short-Term Floating NAV Portfolio		2,197,628	21,992
PIMCO Short-Term Floating NAV Portfolio III		5,495	55

			22,047

Total Short-Term Instruments (Cost $34,947)			35,031

PURCHASED OPTIONS (k) 0.1%
(Cost $354)			367

Total Investments 121.1% (Cost $625,464)			$637,924

Written Options (l) (0.1%) (Premiums $511)			(386)

Other Assets and Liabilities (Net) (21.0%)			(110,569)

Net Assets 100.0%			$526,969

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.
(e)	Affiliated to the Fund.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $11,499 at a weighted average interest rate of (0.114%).
(g)	Securities with an aggregate market value of $324 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
5-Year Deliverable Interest Rate Swap June Futures	Short	06/2013	1	$0
90-Day Eurodollar September Futures	Long	09/2015	91	16
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2013	100	(249)

				$(233)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	127

Schedule of Investments PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund (Cont.)

(h)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $1,454 and cash of $18 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Unrealized Appreciation
CDX.HY-19 5-Year Index	5.000%	12/20/2017	$4,400	$188	$60

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month CAD-Bank Bill	2.000%	06/16/2016	CAD	13,100	$110	$121
Pay	3-Month CAD-Bank Bill	2.250%	12/15/2016		9,200	96	61
Receive	3-Month USD-LIBOR	0.750%	06/19/2016	$	200	(1)	0
Receive	3-Month USD-LIBOR	1.700%	03/20/2018		12,600	(473)	(323)
Receive	3-Month USD-LIBOR	1.400%	03/20/2018		22,000	(498)	(270)
Receive	3-Month USD-LIBOR	2.000%	06/19/2023		25,900	201	(222)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		900	52	(2)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	490,000	(139)	0

						$(652)	$(635)

(i)	Securities with an aggregate market value of $289 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(j)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid	Unrealized Appreciation
Dell, Inc.	DUB	(1.000%	)	03/20/2017	2.448%	$	2,200	$119	$117	$2

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums (Received)	Unrealized Appreciation/ (Depreciation)
Dell, Inc.	DUB	1.000%	03/20/2018	3.332%	$	1,900	$(201)	$(206)	$5
H.J. Heinz Co.	BRC	1.000%	03/20/2018	1.527%		800	(19)	(22)	3
H.J. Heinz Co.	FBF	1.000%	03/20/2018	1.527%		1,000	(25)	(30)	5
H.J. Heinz Co.	UAG	1.000%	03/20/2018	1.527%		200	(5)	(9)	4
Russia Government International Bond	HUS	1.000%	03/20/2018	1.574%		3,500	(91)	(76)	(15)

							$(341)	$(343)	$2

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid	Unrealized (Depreciation)
iTraxx Europe Senior Financials 17 Index	BRC	(1.000%	)	06/20/2017	EUR	2,600	$121	$245	$(124)
iTraxx Europe Senior Financials 17 Index	MYC	(1.000%	)	06/20/2017		1,300	60	127	(67)

							$181	$372	$(191)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums (Received)	Unrealized Appreciation
MCDX-17 5-Year Index	CBK	1.000%	12/20/2016	$	3,800	$4	$(147)	$151
MCDX-17 5-Year Index	GST	1.000%	12/20/2016		2,200	2	(78)	80

						$6	$(225)	$231

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

128	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums (Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	8.160%	01/02/2015	BOA	BRL	96,300	$(110)	$(123)	$13

Total Return Swaps on Indices
Pay/Receive	Underlying Reference	# of Units	Financing Rate	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation
Receive	ERAUSST Index	265,500	1-Month USD-LIBOR less a specified spread	$	490,071	09/30/2013	BOA	$21,931
Receive	ERAUSST Index	8,655	1-Month USD-LIBOR less a specified spread		15,993	03/31/2014	FBF	698

								$22,629

(k)	Purchased options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	1,600	$133	$141
Put - OTC 30-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		2,500	199	221

								$332	$362

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC AUD versus USD	CBK	$	0.988	05/31/2013	AUD	2,900	$22	$5

(l)	Written options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	1,700	$3	$(3)
Put - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		1,700	4	(4)
Call - OTC 1-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		1,000	2	(2)
Put - OTC 1-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		1,000	2	(2)
Call - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		500	1	(1)
Put - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		500	1	(1)
Call - OTC 1-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		1,200	2	(2)
Put - OTC 1-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		1,200	2	(2)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	6,700	126	(119)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		24,300	67	(4)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	09/03/2013		13,000	43	(40)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		10,500	200	(186)

								$453	$(366)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC USD versus JPY	BOA	JPY	85.250	04/04/2013	$	4,200	$28	$0
Put - OTC USD versus JPY	BPS		88.000	05/29/2013		2,500	20	(6)
Put - OTC USD versus JPY	HUS		89.000	06/13/2013		2,700	10	(14)

							$58	$(20)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	129

Schedule of Investments PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund (Cont.)

Transactions in written call and put options for the period ended March 31, 2013:

	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2012	$69,200	EUR	0	$1,011
Sales	115,200		8,800	801
Closing Buys	(4,200)		0	(25)
Expirations	(58,600)		0	(766)
Exercised	(57,700)		0	(510)

Balance at 03/31/2013	$63,900	EUR	8,800	$511

(m)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	2.500%	04/01/2028	1,000	$1,032	$(1,038)
Fannie Mae	4.000%	04/01/2028	500	534	(535)

				$1,566	$(1,573)

(n)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	7,335	$	7,540	BOA	$0	$(96)	$(96)
04/2013		222		226	CBK	0	(5)	(5)
04/2013	BRL	7,515		3,822	FBF	104	0	104
04/2013		6,407		3,260	HUS	90	0	90
04/2013		13,921		6,913	UAG	24	0	24
04/2013	EUR	145		190	DUB	4	0	4
04/2013		14,961		19,881	GLM	704	0	704
04/2013		4,381		5,674	HUS	58	0	58
04/2013	GBP	899		1,362	GLM	0	(4)	(4)
04/2013	JPY	90,841		1,020	BRC	55	0	55
04/2013		90,841		1,019	UAG	54	0	54
04/2013	$	3,731	BRL	7,515	FBF	0	(13)	(13)
04/2013		3,181		6,407	HUS	0	(11)	(11)
04/2013		6,733		13,921	UAG	156	0	156
04/2013		1,119	EUR	859	BPS	0	(17)	(17)
05/2013	EUR	18,628	$	23,814	BPS	0	(69)	(69)
06/2013	BRL	7,515		3,806	HUS	113	0	113
06/2013	GBP	2,128		3,201	BRC	0	(31)	(31)
06/2013		2,260		3,418	RBC	0	(15)	(15)
06/2013		5,379		8,087	WST	0	(83)	(83)
06/2013	$	3,793	BRL	7,515	FBF	0	(100)	(100)
06/2013		977	CAD	1,006	RYL	11	0	11
06/2013		3,376	GBP	2,263	CBK	61	0	61
06/2013		3,708		2,442	DUB	1	0	1
08/2013	CNY	50,998	$	8,105	UAG	0	(9)	(9)
08/2013	$	8,126	CNY	50,998	BRC	0	(12)	(12)

						$1,435	$(465)	$970

(o)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Bank Loan Obligations	$0	$9,915	$0	$9,915
Corporate Bonds & Notes
Banking & Finance	0	40,346	0	40,346
Industrials	0	33,666	0	33,666
Utilities	0	3,966	0	3,966
Municipal Bonds & Notes
California	0	4,232	0	4,232
Louisiana	0	341	0	341
Massachusetts	0	110	0	110
New York	0	7,948	0	7,948

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Ohio	$0	$1,296	$0	$1,296
Pennsylvania	0	115	0	115
U.S. Government Agencies	0	136,536	0	136,536
U.S. Treasury Obligations	0	299,364	0	299,364
Mortgage-Backed Securities	0	35,387	2,728	38,115
Asset-Backed Securities	0	16,447	0	16,447
Sovereign Issues	0	10,129	0	10,129
Short-Term Instruments
Certificates of Deposit	0	3,312	0	3,312
Commercial Paper	0	8,435	0	8,435
Repurchase Agreements	0	722	0	722

130	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Short-Term Notes	$0	$515	$0	$515
Central Funds Used for Cash Management Purposes	22,047	0	0	22,047
Purchased Options
Foreign Exchange Contracts	0	5	0	5
Interest Rate Contracts	0	362	0	362
	$22,047	$613,149	$2,728	$637,924

Short Sales, at value	$0	$(1,573)	$0	$(1,573)

Financial Derivative Instruments - Assets
Credit Contracts	0	310	0	310
Equity Contracts	0	22,629	0	22,629

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Foreign Exchange Contracts	$0	$1,435	$0	$1,435
Interest Rate Contracts	16	195	0	211
	$16	$24,569	$0	$24,585

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(206)	0	(206)
Foreign Exchange Contracts	0	(485)	0	(485)
Interest Rate Contracts	(249)	(1,183)	0	(1,432)
	$(249)	$(1,874)	$0	$(2,123)

Totals	$21,814	$634,271	$2,728	$658,813

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (2)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$1,599	$0	$0	$0	$0	$0	$0	$(1,599)	$0	$0
U.S. Government Agencies	395	(395)	0	0	0	0	0	0	0	0
Mortgage-Backed Securities	363	1,800	(390)	0	13	(4)	946	0	2,728	5

Totals	$2,357	$1,405	$(390)	$0	$13	$(4)	$946	$(1,599)	$2,728	$5

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Mortgage-Backed Securities	$227	Benchmark Pricing	Base Price	113.32
	2,501	Third Party Vendor	Broker Quote	93.26-100.27

Total	$2,728

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	131

Schedule of Investments PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund (Cont.)

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$5	$362	$367
Variation margin receivable on financial derivative instruments (2)	0	9	0	0	0	9
Unrealized appreciation on foreign currency contracts	0	0	0	1,435	0	1,435
Unrealized appreciation on OTC swap agreements	0	250	22,629	0	13	22,892

	$0	$259	$22,629	$1,440	$375	$24,703

Liabilities:
Written options outstanding	$0	$0	$0	$20	$366	$386
Variation margin payable on financial derivative instruments (2)	0	0	0	0	149	149
Unrealized depreciation on foreign currency contracts	0	0	0	465	0	465
Unrealized depreciation on OTC swap agreements	0	206	0	0	0	206

	$0	$206	$0	$485	$515	$1,206

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized gain (loss) on investments (purchased options)	$0	$0	$0	$179	$(123)	$56
Net realized (loss) on futures contracts	0	0	0	0	(541)	(541)
Net realized gain on written options	0	0	0	21	766	787
Net realized gain on swaps	0	81	69,732	0	1,176	70,989
Net realized (loss) on foreign currency transactions	0	0	0	(591)	0	(591)

	$0	$81	$69,732	$(391)	$1,278	$70,700

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$223	$30	$253
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(233)	(233)
Net change in unrealized appreciation on written options	0	0	0	38	106	144
Net change in unrealized appreciation (depreciation) on swaps	0	(10)	10,231	0	(939)	9,282
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	1,168	0	1,168

	$0	$(10)	$10,231	$1,429	$(1,036)	$10,614

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(233) and open centrally cleared swaps cumulative appreciation/(depreciation) of $(575) as reported in the Notes to Schedule of Investments.

132	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$21,718	$(21,630)	$88
BPS	(93)	0	(93)
BRC	114	0	114
CBK	88	0	88
DUB	(124)	289	165
FBF	665	(710)	(45)
GLM	697	(770)	(73)
GST	2	0	2
HUS	145	0	145
MYC	60	(70)	(10)
RBC	(15)	0	(15)
RYL	41	0	41
UAG	220	(190)	30
WST	(83)	0	(83)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	133

Schedule of Investments PIMCO StocksPLUS® Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 1.4%
HJ Heinz Co.
3.500% due 03/27/2020		$2,300	$2,323
Springleaf Financial Funding Co.
5.500% due 05/10/2017		12,400	12,502

Total Bank Loan Obligations (Cost $14,382)			14,825

CORPORATE BONDS & NOTES 25.5%

BANKING & FINANCE 16.0%
Abbey National Treasury Services PLC
1.881% due 04/25/2014		2,000	2,019
Ally Financial, Inc.
3.680% due 06/20/2014		900	925
4.500% due 02/11/2014		900	921
4.625% due 06/26/2015		1,400	1,466
7.500% due 12/31/2013		11,207	11,711
8.300% due 02/12/2015		2,000	2,225
American Express Co.
4.875% due 07/15/2013		300	304
American Express Credit Corp.
7.300% due 08/20/2013		1,700	1,744
American International Group, Inc.
4.900% due 06/02/2014	CAD	7,700	7,820
Banco Bilbao Vizcaya Argentaria S.A.
3.500% due 07/26/2013	EUR	5,100	6,596
Banco Santander S.A.
4.250% due 05/06/2013		1,800	2,317
BNP Paribas S.A.
0.705% due 04/08/2013		$500	500
1.205% due 01/10/2014		1,700	1,708
BPCE S.A.
2.046% due 02/07/2014		11,700	11,831
CIT Group, Inc.
4.750% due 02/15/2015		1,400	1,470
Citigroup, Inc.
0.859% due 05/31/2017	EUR	600	732
2.293% due 08/13/2013		$12,800	12,885
Dexia Credit Local S.A.
2.750% due 01/10/2014		5,300	5,375
2.750% due 04/29/2014		4,300	4,403
Ford Motor Credit Co. LLC
7.000% due 04/15/2015		3,200	3,539
8.000% due 06/01/2014		1,700	1,829
8.700% due 10/01/2014		4,800	5,326
General Electric Capital Corp.
0.430% due 12/28/2018		7,600	7,088
Goldman Sachs Group, Inc.
1.296% due 02/07/2014		9,900	9,950
HSBC USA, Inc.
2.375% due 02/13/2015		6,000	6,176
ING Bank NV
1.681% due 06/09/2014		1,300	1,316
Intesa Sanpaolo SpA
2.688% due 02/24/2014		1,800	1,811
JPMorgan Chase & Co.
1.034% due 09/30/2013		3,500	3,513
JPMorgan Chase Bank N.A.
0.610% due 06/13/2016		700	690
Morgan Stanley
0.784% due 10/15/2015		26,200	25,782
National Australia Bank Ltd.
1.025% due 04/11/2014		7,300	7,354
SLM Corp.
0.533% due 06/17/2013	EUR	2,000	2,570

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SSIF Nevada LP
1.005% due 04/14/2014		$11,700	$11,773
UBS AG
1.301% due 01/28/2014		988	993
Wachovia Corp.
0.674% due 10/15/2016		4,500	4,452
Wells Fargo & Co.
3.120% due 05/15/2013	AUD	600	624

			171,738

INDUSTRIALS 7.7%
AbbVie, Inc.
1.056% due 11/06/2015		$8,975	9,111
Anheuser-Busch InBev Worldwide, Inc.
0.851% due 01/27/2014		4,600	4,615
Daimler Finance North America LLC
0.894% due 03/28/2014		13,300	13,337
DISH DBS Corp.
7.125% due 02/01/2016		200	223
7.750% due 05/31/2015		12,800	14,272
EOG Resources, Inc.
1.048% due 02/03/2014		4,400	4,429
H.J. Heinz Co.
5.350% due 07/15/2013		8,300	8,404
HCA, Inc.
5.750% due 03/15/2014		3,419	3,551
Macy’s Retail Holdings, Inc.
7.875% due 07/15/2015		141	163
PepsiCo, Inc.
0.497% due 02/26/2016		11,200	11,215
PulteGroup, Inc.
5.250% due 01/15/2014		400	412
UnitedHealth Group, Inc.
0.412% due 08/28/2014		11,200	11,200
Volkswagen International Finance NV
0.889% due 11/20/2014		1,400	1,406
1.032% due 03/21/2014		100	100

			82,438

UTILITIES 1.8%
AT&T, Inc.
0.677% due 02/12/2016		10,300	10,350
British Telecommunications PLC
1.405% due 12/20/2013		8,800	8,870
Qwest Corp.
3.530% due 06/15/2013		500	502

			19,722

Total Corporate Bonds & Notes (Cost $269,464)			273,898

MUNICIPAL BONDS & NOTES 1.4%

NEW JERSEY 1.4%
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.280% due 06/15/2013		15,200	15,214

Total Municipal Bonds & Notes (Cost $15,200)			15,214

U.S. GOVERNMENT AGENCIES 28.5%
Fannie Mae
0.324% due 03/25/2034		687	682
0.454% due 05/25/2037		1,159	1,161
0.500% due 03/30/2016		100	100

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.554% due 03/25/2037 - 07/25/2037	$1,374	$1,382
0.564% due 03/25/2037	786	791
0.584% due 07/25/2037	1,049	1,056
0.604% due 09/25/2035	1,286	1,283
0.614% due 09/25/2035	2,202	2,222
0.649% due 02/25/2037	1,468	1,475
0.834% due 05/25/2040	3,074	3,113
0.904% due 10/25/2037	2,819	2,845
0.924% due 06/25/2037	924	931
0.934% due 06/25/2040	11,552	11,636
0.944% due 03/25/2040	2,380	2,409
0.954% due 03/25/2038 - 01/25/2040	21,588	21,910
1.024% due 12/25/2039	1,622	1,644
1.104% due 07/25/2039	1,438	1,454
1.125% due 04/27/2017 (f)(g)(h)	2,100	2,141
1.250% due 01/30/2017 (f)	500	512
1.375% due 07/01/2044	133	135
2.066% due 11/01/2035	237	249
2.475% due 05/01/2022	2	2
2.508% due 04/01/2035	1,061	1,127
2.742% due 12/01/2033	318	341
3.000% due 05/25/2040	1,057	1,060
4.000% due 02/01/2025 - 03/01/2041	13,521	14,473
4.243% due 11/01/2028	24	26
4.319% due 04/01/2028	16	17
4.342% due 11/01/2027	20	22
4.356% due 07/01/2028	17	18
4.482% due 12/01/2036	780	827
4.495% due 11/01/2028	27	29
4.500% due 04/01/2029 - 05/01/2043	101,185	109,202
4.618% due 09/01/2034	579	627
4.702% due 02/01/2027	2	2
5.000% due 12/01/2023 - 10/01/2041	29,935	32,903
5.500% due 12/01/2034	277	308
5.735% due 08/01/2029	16	17
6.000% due 06/01/2017 - 11/01/2038	6,818	7,662
7.000% due 02/01/2015 - 03/01/2015	83	85
7.500% due 09/01/2015 - 05/01/2016	103	108
8.000% due 03/01/2030 - 07/01/2031	52	55
Freddie Mac
0.503% due 02/15/2037	127	128
0.533% due 02/15/2037	246	247
0.543% due 02/15/2037	486	489
0.603% due 06/15/2018	107	107
0.753% due 07/15/2041	7,991	8,051
0.773% due 06/15/2041	7,340	7,414
0.803% due 10/15/2037	439	443
0.813% due 07/15/2037	3,365	3,395
0.873% due 08/15/2037	3,024	3,051
0.903% due 08/15/2037	6,367	6,425
0.913% due 10/15/2037	1,487	1,501
0.923% due 05/15/2037 - 09/15/2037	6,931	6,982
0.953% due 08/15/2036	948	957
1.000% due 09/29/2017 (f)	400	403
1.053% due 11/15/2039 - 12/15/2039	716	722
1.058% due 01/15/2038	1,937	1,956
1.250% due 10/02/2019	200	199

134	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.375% due 02/25/2045	$1,030	$995
1.898% due 06/01/2022	5	5
2.199% due 12/01/2022	13	13
2.737% due 06/01/2035	1,277	1,367
2.876% due 07/01/2019	111	113
4.000% due 06/15/2038	2,848	2,906
4.500% due 04/01/2043	1,000	1,070
5.000% due 12/01/2026 - 08/01/2041	1,005	1,082
5.500% due 07/01/2038	165	179
6.000% due 03/01/2016 - 02/01/2034	1,355	1,512
6.500% due 10/25/2043	1,261	1,515
8.500% due 04/01/2025	2	2
Ginnie Mae
0.603% due 09/20/2030	2	2
1.625% due 12/20/2022 - 02/20/2028	478	501
1.750% due 08/20/2022 - 07/20/2027	1,095	1,151
2.500% due 04/20/2041	19,590	20,600
3.500% due 07/20/2018	54	57
8.000% due 04/20/2030	86	109
NCUA Guaranteed Notes
0.653% due 10/07/2020	3,156	3,166

Total U.S. Government Agencies (Cost $302,124)		306,857

U.S. TREASURY OBLIGATIONS 7.6%
U.S. Treasury Notes
0.375% due 11/15/2015 (f)(g)	81,230	81,369
0.375% due 01/15/2016	590	591

Total U.S. Treasury Obligations (Cost $81,791)		81,960

MORTGAGE-BACKED SECURITIES 7.1%
Banc of America Commercial Mortgage Trust
5.623% due 06/10/2049	4,000	4,597
Banc of America Large Loan Trust
2.503% due 11/15/2015	1,357	1,369
Bank Mart
2.287% due 03/01/2019	230	200
BCAP LLC Trust
0.877% due 02/26/2047	10,900	9,529
Bear Stearns Adjustable Rate Mortgage Trust
2.573% due 04/25/2033	175	181
2.901% due 01/25/2034	35	34
2.959% due 02/25/2033	41	37
3.080% due 11/25/2034	1,282	1,278
3.124% due 01/25/2034	1,043	1,053
Bear Stearns Alt-A Trust
2.926% due 09/25/2035	370	313
Bear Stearns Commercial Mortgage Securities
5.186% due 05/11/2039	3,398	3,433
Bear Stearns Structured Products, Inc.
2.618% due 01/26/2036	1,214	953
2.735% due 12/26/2046	645	448
Citigroup Mortgage Loan Trust, Inc.
2.550% due 10/25/2035	2,469	2,339
2.600% due 05/25/2035	712	715
Countrywide Alternative Loan Trust
0.384% due 05/25/2047	1,049	781
Credit Suisse First Boston Mortgage Securities Corp.
0.827% due 03/25/2032	164	153
2.328% due 06/25/2032	23	16
4.850% due 06/25/2032	9	9

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fund America Investors Corp.
2.243% due 06/25/2023		$2	$2
Granite Master Issuer PLC
0.403% due 12/20/2054		629	617
0.814% due 12/20/2054	GBP	660	985
Granite Mortgages PLC
0.589% due 01/20/2044	EUR	101	129
0.887% due 09/20/2044	GBP	538	808
0.891% due 01/20/2044		84	126
Greenpoint Mortgage Funding Trust
0.474% due 11/25/2045		$359	298
GS Mortgage Securities Corp.
1.260% due 03/06/2020		2,300	2,305
GSR Mortgage Loan Trust
0.554% due 01/25/2034		105	101
Harborview Mortgage Loan Trust
0.393% due 01/19/2038		2,406	1,920
Impac CMB Trust
0.964% due 10/25/2033		42	42
1.204% due 07/25/2033		708	640
JPMorgan Chase Commercial Mortgage Securities Corp.
4.654% due 01/12/2037		541	552
5.255% due 07/12/2037		1,988	1,999
JPMorgan Mortgage Trust
3.099% due 09/25/2035		231	232
Lehman Mortgage Trust
0.524% due 08/25/2036^		4,469	3,143
Merrill Lynch Mortgage Investors Trust
0.414% due 02/25/2036		551	492
Prime Mortgage Trust
0.604% due 02/25/2019		9	8
0.604% due 02/25/2034		209	205
Resecuritization Mortgage Trust
0.454% due 04/26/2021		1	1
Structured Adjustable Rate Mortgage Loan Trust
2.663% due 09/25/2035		4,282	3,868
Structured Asset Mortgage Investments, Inc.
0.453% due 07/19/2035		1,085	1,075
0.484% due 02/25/2036		551	385
9.213% due 06/25/2029		319	335
UBS Commercial Mortgage Trust
0.778% due 07/15/2024		1,554	1,540
Wachovia Bank Commercial Mortgage Trust
0.283% due 06/15/2020		1,535	1,514
0.343% due 06/15/2020		3,200	3,097
WaMu Mortgage Pass-Through Certificates
0.474% due 12/25/2045		538	502
0.494% due 10/25/2045		308	287
0.524% due 01/25/2045		4,211	4,020
1.175% due 02/25/2046		2,854	2,635
1.377% due 11/25/2042		109	105
1.577% due 06/25/2042		391	378
2.212% due 02/27/2034		932	948
5.114% due 05/25/2037		13,132	12,732
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 01/25/2035		701	701

Total Mortgage-Backed Securities (Cost $76,065)			76,165

ASSET-BACKED SECURITIES 6.3%
Aames Mortgage Investment Trust
1.779% due 01/25/2035		1,303	1,299
AFC Home Equity Loan Trust
0.754% due 06/25/2028		242	213
American Money Management Corp. CLO Ltd.
0.515% due 08/08/2017		1,382	1,381

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Asset-Backed Funding Certificates Trust
0.924% due 06/25/2035		$729	$728
Bear Stearns Asset-Backed Securities Trust
0.294% due 06/25/2047		85	85
Chase Funding Mortgage Loan Asset-Backed Certificates
0.944% due 10/25/2032		119	110
Chase Issuance Trust
1.780% due 09/15/2015		5,200	5,238
Citibank Omni Master Trust
2.953% due 08/15/2018		2,800	2,899
Citigroup Mortgage Loan Trust, Inc.
0.264% due 07/25/2045		1,426	1,060
Countrywide Asset-Backed Certificates
0.604% due 08/25/2034		989	937
Credit Suisse First Boston Mortgage Securities Corp.
0.824% due 01/25/2032		247	220
CSAM Funding
0.744% due 10/15/2016		3,598	3,605
Globaldrive BV
1.719% due 04/20/2018	EUR	3,756	4,857
Gulf Stream Compass CLO Ltd.
0.562% due 01/24/2020		$4,460	4,443
Halcyon Structured Asset Management Long/Short Ltd.
0.521% due 08/07/2021		6,423	6,353
HSBC Home Equity Loan Trust
0.473% due 01/20/2035		914	890
Landmark CDO Ltd.
0.579% due 07/15/2018		2,435	2,409
Long Beach Mortgage Loan Trust
0.764% due 10/25/2034		49	44
Motor PLC
0.704% due 02/25/2020		300	301
Pacifica CDO Ltd.
0.561% due 01/26/2020		1,744	1,734
Panhandle-Plains Higher Education Authority, Inc.
1.414% due 10/01/2035		1,426	1,447
Sherwood Castle Funding PLC
0.413% due 03/15/2016	EUR	3,000	3,837
0.687% due 06/15/2016	GBP	1,300	1,968
SLM Student Loan Trust
0.463% due 12/15/2023	EUR	4,325	5,425
0.473% due 06/17/2024		7,660	9,602
3.500% due 08/17/2043		$6,848	6,571
Wind River CLO Ltd.
0.610% due 12/19/2016		345	344

Total Asset-Backed Securities (Cost $68,895)			68,000

SOVEREIGN ISSUES 9.4%
Hydro-Quebec
0.563% due 09/30/2013 (c)		1,200	889
Italy Buoni Poliennali Del Tesoro
3.750% due 04/15/2016	EUR	600	794
4.250% due 08/01/2014		6,700	8,882
4.750% due 06/01/2017		8,200	11,061
Italy Certificati Di Credito Del Tesoro
0.000% due 09/30/2014		1,300	1,622
Kommunalbanken A/S
0.663% due 03/27/2017		$28,500	28,789
Mexico Government International Bond
9.000% due 06/20/2013	MXN	14,000	1,147
Province of Ontario
1.375% due 01/27/2014		$27,600	27,850
4.000% due 06/02/2021	CAD	100	109

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	135

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Province of Quebec
3.500% due 07/29/2020		$600	$666
Spain Government International Bond
3.750% due 10/31/2015	EUR	14,400	18,855

Total Sovereign Issues (Cost $100,098)			100,664

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)		72,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%
DG Funding Trust
0.636% due 04/29/2013 (c)		913	6,633

Total Preferred Securities (Cost $9,564)			6,633

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 16.2%

CERTIFICATES OF DEPOSIT 1.8%
Dexia Credit Local S.A.
1.700% due 09/06/2013		$8,400	8,434
Itau Unibanco Holding S.A.
0.000% due 10/31/2013		10,900	10,810

			19,244

COMMERCIAL PAPER 4.0%
Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013		9,900	9,814

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ConAgra Foods, Inc.
0.470% due 04/10/2013	$400	$400
Daimler Finance North America LLC
1.024% due 10/03/2013	2,300	2,294
1.070% due 10/08/2013	5,600	5,585
Entergy Corp.
0.730% due 04/22/2013	300	300
0.820% due 06/10/2013	1,600	1,598
0.850% due 06/17/2013	300	300
0.850% due 06/20/2013	600	599
0.850% due 06/24/2013	800	799
Kansas City Power & Light Co.
0.850% due 04/19/2013	400	400
0.850% due 04/25/2013	400	400
Nisource Finance Corp.
0.900% due 04/12/2013	1,400	1,400
0.950% due 04/12/2013	900	900
0.970% due 04/12/2013	1,400	1,399
1.014% due 04/04/2013	400	400
1.050% due 04/09/2013	5,100	5,099
1.050% due 04/17/2013	800	800
Santander S.A.
2.200% due 04/02/2013	8,800	8,799
Xstrata Finance Dubai Ltd.
0.470% due 04/01/2013	2,200	2,200

		43,486

REPURCHASE AGREEMENTS 1.9%
Banc of America Securities LLC
0.210% due 04/01/2013	19,500	19,500
(Dated 03/28/2013. Collateralized by U.S. Treasury Bonds 3.125% due 02/15/2043 valued at $19,965. Repurchase proceeds are $19,500.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Street Bank and Trust Co.
0.010% due 04/01/2013		$673	$673
(Dated 03/28/2013. Collateralized by Fannie Mae 2.140% due 11/07/2022 valued at $690. Repurchase proceeds are $673.)

			20,173

MEXICO TREASURY BILLS 1.4%
4.309% due 04/04/2013 - 05/09/2013 (b)	MXN	190,600	15,395

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (d) 7.1%
PIMCO Short-Term Floating NAV Portfolio		391	4
PIMCO Short-Term Floating NAV Portfolio III		7,695,756	76,904

			76,908

Total Short-Term Instruments (Cost $174,601)			175,206

Total Investments 104.0% (Cost $1,112,184)			$1,119,422

Written Options (j) (0.0%) (Premiums $507)			(127)

Other Assets and Liabilities (Net) (4.0%)			(42,904)

Net Assets 100.0%			$1,076,391

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Perpetual maturity, date shown represents next contractual call date.
(d)	Affiliated to the Fund.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $47,068 at a weighted average interest rate of 0.159%.
(f)	Securities with an aggregate market value of $4,618 and cash of $22,189 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
3-Month Euribor June Futures	Long	06/2015	11	$(3)
3-Month Euribor March Futures	Long	03/2015	12	(4)
90-Day Eurodollar December Futures	Long	12/2015	19	(1)
90-Day Eurodollar March Futures	Long	03/2016	7	2
90-Day Eurodollar September Futures	Long	09/2015	124	(19)
E-mini S&P 500 Index June Futures	Long	06/2013	7,536	14,692
S&P 500 Index June Futures	Long	06/2013	11	50

				$14,717

136	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(g)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $95 and cash of $183 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized (Depreciation)
iTraxx Europe 18 Index	(1.000%	)	12/20/2017	EUR	1,000	$9	$(1)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized (Depreciation)
CDX.BP.IG-19 5-Year Index	1.000%	12/20/2017	$	1,900	$17	$(2)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized (Depreciation)
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	$	34,100	$252	$(17)

(h)	Securities with an aggregate market value of $8 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(i)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	JPM	1.000%	03/20/2018	0.757%	$	7,700	$91	$(38)	$129
Brazil Government International Bond	BOA	1.000%	09/20/2015	0.916%		1,600	4	(9)	13
Brazil Government International Bond	BRC	1.000%	12/20/2015	0.959%		7,000	10	7	3
Brazil Government International Bond	DUB	1.000%	12/20/2015	0.959%		4,600	7	7	0
Brazil Government International Bond	FBF	1.000%	12/20/2015	0.959%		15,000	21	89	(68)
Brazil Government International Bond	HUS	1.000%	03/20/2015	0.829%		7,900	28	(163)	191
Brazil Government International Bond	JPM	1.000%	03/20/2015	0.829%		2,600	9	(56)	65
Brazil Government International Bond	MYC	1.000%	12/20/2015	0.959%		1,500	2	10	(8)
Brazil Government International Bond	UAG	1.000%	03/20/2015	0.829%		2,600	10	(55)	65
China Government International Bond	DUB	1.000%	09/20/2016	0.454%		10,300	202	70	132
General Electric Capital Corp.	BPS	4.600%	12/20/2013	0.163%		2,800	96	0	96
General Electric Capital Corp.	BPS	4.700%	12/20/2013	0.163%		600	21	0	21
General Electric Capital Corp.	BPS	1.000%	12/20/2015	0.542%		11,900	153	(497)	650
General Electric Capital Corp.	CBK	4.000%	12/20/2013	0.163%		700	21	0	21
General Electric Capital Corp.	CBK	4.200%	12/20/2013	0.163%		1,300	41	0	41
General Electric Capital Corp.	CBK	4.325%	12/20/2013	0.163%		800	26	0	26
General Electric Capital Corp.	DUB	4.230%	12/20/2013	0.163%		900	28	0	28
General Electric Capital Corp.	JPM	1.000%	03/20/2014	0.211%		5,800	48	(168)	216
Indonesia Government International Bond	RYL	1.000%	12/20/2015	0.888%		10,300	36	(128)	164
MetLife, Inc.	CBK	1.000%	12/20/2014	0.386%		300	3	(5)	8
MetLife, Inc.	DUB	1.000%	12/20/2014	0.386%		7,200	80	(167)	247
MetLife, Inc.	FBF	1.000%	12/20/2014	0.386%		1,200	14	(18)	32
MetLife, Inc.	FBF	1.000%	12/20/2017	1.109%		1,200	(6)	(48)	42
Mexico Government International Bond	DUB	1.000%	12/20/2015	0.558%		12,400	153	(5)	158
Michigan State General Obligation Notes, Series 2003	GST	0.440%	03/20/2018	0.824%		1,400	(26)	0	(26)
NRG Energy, Inc.	GST	5.000%	12/20/2019	4.206%		700	41	9	32
Petrobras International Finance Co.	DUB	1.000%	09/20/2013	0.804%		12,900	15	8	7
Prudential Financial, Inc.	DUB	1.000%	03/20/2016	0.739%		5,800	45	(111)	156
U.S. Treasury Notes	HUS	0.250%	09/20/2016	0.255%	EUR	12,200	(17)	(311)	294
United Kingdom Gilt	GST	1.000%	03/20/2015	0.207%	$	500	9	3	6
United Kingdom Gilt	GST	1.000%	03/20/2016	0.279%		1,500	33	21	12

							$1,198	$(1,555)	$2,753

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	137

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015	$	100	$4	$12	$(8)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		4,600	208	579	(371)
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		193	3	0	3
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		386	7	0	7
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		964	1	0	1
MCDX-16 5-Year Index	GST	1.000%	06/20/2016		15,000	57	(309)	366

						$280	$282	$(2)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps on Indices
Pay/Receive	Underlying Reference	# of Units	Financing Rate	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation
Receive	S&P 500 Total Return Index	100,000	3-Month USD-LIBOR plus a specified spread	$	263,416	02/28/2014	BRC	$13,402
Receive	S&P 500 Total Return Index	74,948	3-Month USD-LIBOR plus a specified spread		200,105	03/31/2014	BRC	7,420

								$20,822

(j)	Written options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	5,600	$11	$(10)
Put - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		5,600	12	(12)
Call - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		1,400	3	(2)
Put - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		1,400	3	(3)
Call - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		1,400	3	(2)
Put - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		1,400	3	(3)
Call - OTC 5-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	0.850%	04/29/2013	$	56,700	58	(20)
Put - OTC 5-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.200%	04/29/2013		56,700	58	(22)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.850%	04/29/2013		53,500	66	(19)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.200%	04/29/2013		53,500	37	(21)
Put - OTC 10-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	10.000%	07/01/2014	EUR	17,000	119	0

								$373	$(114)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC USD versus JPY	BPS	JPY	82.000	04/04/2013	$	32,900	$40	$0
Put - OTC USD versus JPY	BPS		84.000	04/04/2013		11,800	28	0

							$68	$0

138	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$1,700	$15	$(3)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	4,900	44	(9)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	1,000	7	(1)

						$66	$(13)

Transactions in written call and put options for the period ended March 31, 2013:

	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2012	$34,600	EUR	17,000	$295
Sales	396,100		16,800	924
Closing Buys	(34,800)		0	(47)
Expirations	(119,700)		0	(654)
Exercised	(3,500)		0	(11)

Balance at 03/31/2013	$272,700	EUR	33,800	$507

(k)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	04/01/2043	$17,500	$18,937	$(18,960)
Fannie Mae	6.000%	04/01/2043	4,000	4,382	(4,382)
Freddie Mac	5.000%	04/01/2043	1,000	1,073	(1,076)

				$24,392	$(24,418)

(l)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	600	$	616	WST	$0	$(8)	$(8)
04/2013	BRL	12,296		6,254	FBF	169	0	169
04/2013		12,296		6,106	UAG	21	0	21
04/2013	EUR	1,100		1,405	DUB	0	(5)	(5)
04/2013	JPY	184,408		2,072	BRC	113	0	113
04/2013		184,408		2,068	UAG	109	0	109
04/2013	MXN	62,163		4,830	BOA	0	(202)	(202)
04/2013		32,722		2,521	BRC	0	(127)	(127)
04/2013		133,629		10,425	UAG	0	(393)	(393)
04/2013	$	6,106	BRL	12,296	FBF	0	(21)	(21)
04/2013		5,947		12,296	UAG	138	0	138
04/2013		34	MXN	437	FBF	2	0	2
04/2013		2,595		33,601	HUS	126	0	126
04/2013		6,854		89,379	JPM	381	0	381
04/2013		300		3,834	MSC	10	0	10
04/2013		500		6,378	UAG	16	0	16
05/2013	EUR	20,500	$	25,967	JPM	0	(318)	(318)
05/2013	MXN	93,696		7,355	UAG	0	(204)	(204)
06/2013	CAD	8,083		7,851	RYL	0	(92)	(92)
06/2013	EUR	21,656		28,309	BRC	535	0	535
06/2013		14,768		19,194	DUB	254	0	254
06/2013		2,205		2,857	RBC	29	0	29
06/2013	GBP	3,739		5,649	RYL	0	(31)	(31)
06/2013	MXN	14,479		1,153	UAG	0	(11)	(11)
06/2013	$	6,206	BRL	12,296	FBF	0	(163)	(163)
06/2013		10,349	MXN	133,629	UAG	384	0	384
08/2013	EUR	700	$	884	BPS	0	(15)	(15)
08/2013	$	200	IDR	1,984,000	JPM	1	0	1
09/2013	EUR	3,109	$	4,084	UAG	93	0	93
04/2014		400		505	BPS	0	(9)	(9)
04/2014		300		380	CBK	0	(6)	(6)
06/2014		600		759	BPS	0	(14)	(14)
06/2014		500		634	FBF	0	(10)	(10)
07/2014		400		506	BPS	0	(9)	(9)
08/2014		300		380	BPS	0	(7)	(7)

						$2,381	$(1,645)	$736

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	139

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

(m)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Bank Loan Obligations	$0	$14,825	$0	$14,825
Corporate Bonds & Notes
Banking & Finance	0	171,738	0	171,738
Industrials	0	82,438	0	82,438
Utilities	0	19,722	0	19,722
Municipal Bonds & Notes
New Jersey	0	15,214	0	15,214
U.S. Government Agencies	0	303,691	3,166	306,857
U.S. Treasury Obligations	0	81,960	0	81,960
Mortgage-Backed Securities	0	75,965	200	76,165
Asset-Backed Securities	0	65,591	2,409	68,000
Sovereign Issues	0	100,664	0	100,664
Convertible Preferred Securities
Industrials	0	0	0	0
Preferred Securities
Banking & Finance	0	0	6,633	6,633
Short-Term Instruments
Certificates of Deposit	0	19,244	0	19,244
Commercial Paper	0	43,486	0	43,486
Repurchase Agreements	0	20,173	0	20,173
Mexico Treasury Bills	0	15,395	0	15,395

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Central Funds Used for Cash Management Purposes	$76,908	$0	$0	$76,908
	$76,908	$1,030,106	$12,408	$1,119,422

Short Sales, at value	$0	$(24,418)	$0	$(24,418)

Financial Derivative Instruments - Assets
Credit Contracts	0	3,232	0	3,232
Equity Contracts	14,742	20,822	0	35,564
Foreign Exchange Contracts	0	2,381	0	2,381
Interest Rate Contracts	2	0	0	2
	$14,744	$26,435	$0	$41,179

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(484)	0	(484)
Foreign Exchange Contracts	0	(1,645)	0	(1,645)
Interest Rate Contracts	(27)	(131)	(13)	(171)
	$(27)	$(2,260)	$(13)	$(2,300)

Totals	$91,625	$1,029,863	$12,395	$1,133,883

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
U.S. Government Agencies	$3,873	$0	$(711)	$0	$0	$4	$0	$0	$3,166	$5
Mortgage-Backed Securities	251	0	(88)	0	0	37	0	0	200	19
Asset-Backed Securities	0	2,411	0	0	0	(2)	0	0	2,409	(2)
Convertible Preferred Securities
Industrials	18	0	0	0	0	(18)	0	0	0	(18)
Preferred Securities
Banking & Finance	6,835	0	0	0	0	(202)	0	0	6,633	(202)

	$10,977	$2,411	$(799)	$0	$0	$(181)	$0	$0	$12,408	$(198)

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(13)	$0	$0	$0	$0	$0	$0	$0	$(13)	$0

Totals	$10,964	$2,411	$(799)	$0	$0	$(181)	$0	$0	$12,395	$(198)

140	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
U.S. Government Agencies	$3,166	Third Party Vendor	Broker Quote	100.31
Mortgage-Backed Securities	200	Benchmark Pricing	Base Price	86.85
Asset-Backed Securities	2,409	Benchmark Pricing	Base Price	99.00
Convertible Preferred Securities
Industrials	0	Other Valuation Techniques (4)	—	—
Preferred Securities
Banking & Finance	6,633	Benchmark Pricing	Base Price	$7,258.66

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(13)	Indicative Market Quotations	Broker Quote	0.16-0.18

Total	$12,395

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$3	$1,873	$0	$4	$1,880
Unrealized appreciation on foreign currency contracts	0	0	0	2,381	0	2,381
Unrealized appreciation on OTC swap agreements	0	3,232	20,822	0	0	24,054

	$0	$3,235	$22,695	$2,381	$4	$28,315

Liabilities:
Written options outstanding	$0	$0	$0	$0	$127	$127
Variation margin payable on financial derivative instruments (2)	0	0	0	0	7	7
Unrealized depreciation on foreign currency contracts	0	0	0	1,645	0	1,645
Unrealized depreciation on OTC swap agreements	0	481	0	0	0	481

	$0	$481	$0	$1,645	$134	$2,260

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	141

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

March 31, 2013

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$(173)	$0	$(32)	$(205)
Net realized gain on futures contracts	0	0	101,515	0	1	101,516
Net realized gain on written options	0	0	0	444	180	624
Net realized gain on swaps	0	800	39,320	0	1,576	41,696
Net realized gain on foreign currency transactions	0	0	0	3,901	0	3,901

	$0	$800	$140,662	$4,345	$1,725	$147,532

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$21	$0	$11	$32
Net change in unrealized (depreciation) on futures contracts	0	0	(20,581)	0	(44)	(20,625)
Net change in unrealized appreciation on written options	0	0	0	69	89	158
Net change in unrealized appreciation (depreciation) on swaps	0	2,808	1,416	0	(1,529)	2,695
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	1,398	0	1,398

	$0	$2,808	$(19,144)	$1,467	$(1,473)	$(16,342)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $14,717 and open centrally cleared swaps cumulative (depreciation) of $(20) as reported in the Notes to Schedule of Investments.

(o)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(220)	$0	$(220)
BPS	216	(260)	(44)
BRC	21,348	(19,590)	1,758
CBK	73	0	73
DUB	779	(830)	(51)
FBF	6	0	6
GLM	(47)	8	(39)
GST	117	0	117
HUS	137	0	137
JPM	223	(280)	(57)
MSC	10	(10)	0
MYC	170	(710)	(540)
RBC	29	0	29
RYL	(87)	0	(87)
UAG	163	(340)	(177)
WST	(8)	0	(8)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

142	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.8%
HJ Heinz Co.
3.500% due 03/27/2020		$6,000	$6,059
5.000% due 03/27/2014		1,000	995

Total Bank Loan Obligations (Cost $6,980)			7,054

CORPORATE BONDS & NOTES 43.5%

BANKING & FINANCE 12.4%
American Express Co.
4.050% due 12/03/2042		1,350	1,304
American International Group, Inc.
5.850% due 01/16/2018		900	1,056
Anadarko Finance Co.
7.500% due 05/01/2031		900	1,197
Aviation Loan Trust
2.390% due 12/15/2022		1,494	1,388
Banco do Brasil S.A.
4.500% due 01/20/2016	EUR	2,000	2,728
6.000% due 01/22/2020		$1,300	1,505
Bank of America Corp.
5.750% due 12/01/2017		500	579
7.625% due 06/01/2019		1,700	2,163
Barclays Bank PLC
10.179% due 06/12/2021		740	995
Barrick International Barbados Corp.
6.350% due 10/15/2036		600	693
Bear Stearns Cos. LLC
6.400% due 10/02/2017		600	717
7.250% due 02/01/2018		700	871
BNP Paribas S.A.
5.186% due 06/29/2015 (c)		700	675
Cantor Fitzgerald LP
7.875% due 10/15/2019		600	632
Capital One Bank USA N.A.
3.375% due 02/15/2023		480	477
Carlyle Holdings Finance LLC
5.625% due 03/30/2043		2,100	2,109
Citigroup, Inc.
5.365% due 03/06/2036 (j)	CAD	500	489
5.875% due 05/29/2037		$3,800	4,518
6.125% due 08/25/2036		400	460
6.625% due 06/15/2032		600	718
6.875% due 03/05/2038		2,600	3,428
8.500% due 05/22/2019		400	534
Fidelity National Financial, Inc.
5.500% due 09/01/2022		2,800	3,187
FMR LLC
4.950% due 02/01/2033		2,000	2,079
General Electric Capital Corp.
5.875% due 01/14/2038		2,000	2,344
6.750% due 03/15/2032		2,900	3,707
6.875% due 01/10/2039		300	395
Goldman Sachs Group, Inc.
5.750% due 01/24/2022		2,300	2,681
5.950% due 01/18/2018		600	701
6.250% due 02/01/2041		2,800	3,345
7.500% due 02/15/2019		3,600	4,512
HBOS Capital Funding LP
6.071% due 06/30/2014 (c)		600	539
HBOS PLC
6.750% due 05/21/2018		1,900	2,122
Healthcare Realty Trust, Inc.
5.750% due 01/15/2021		900	1,028
HSBC Bank USA N.A.
7.000% due 01/15/2039		550	728
HSBC Holdings PLC
4.875% due 01/14/2022		2,500	2,862

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.100% due 04/05/2021	$5,400	$6,254
HSBC USA Capital Trust
7.808% due 12/15/2026	350	357
ING Bank NV
1.681% due 06/09/2014	2,600	2,631
JPMorgan Chase & Co.
3.200% due 01/25/2023	1,000	1,001
5.500% due 10/15/2040	2,700	3,213
6.400% due 05/15/2038	1,700	2,191
Merrill Lynch & Co., Inc.
6.110% due 01/29/2037	200	226
6.875% due 04/25/2018	2,200	2,660
6.875% due 11/15/2018	1,700	2,090
Morgan Stanley
5.500% due 01/26/2020	100	115
6.375% due 07/24/2042	3,300	3,986
6.625% due 04/01/2018	1,800	2,155
7.300% due 05/13/2019	400	496
New York Life Insurance Co.
6.750% due 11/15/2039	1,200	1,618
Pacific Life Insurance Co.
9.250% due 06/15/2039	2,200	3,218
Rabobank Capital Funding Trust
5.260% due 12/31/2013 (c)	2,400	2,443
Rabobank Group
11.000% due 06/30/2019 (c)	1,125	1,514
Royal Bank of Scotland Group PLC
7.648% due 09/30/2031 (c)	1,900	1,995
SAFG Retirement Services, Inc.
5.600% due 07/31/2097	1,900	1,890
Sallie Mae, Inc.
0.000% due 10/03/2022	655	513
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022	1,000	1,120
SLM Corp.
5.625% due 08/01/2033	1,000	930
Wachovia Bank N.A.
5.850% due 02/01/2037	750	911
6.600% due 01/15/2038	2,400	3,194
Weyerhaeuser Co.
7.375% due 03/15/2032	3,200	4,067

		110,254

INDUSTRIALS 23.7%
Actavis, Inc.
4.625% due 10/01/2042	3,700	3,754
ADT Corp.
4.125% due 06/15/2023	1,300	1,353
4.875% due 07/15/2042	1,400	1,337
Alcoa, Inc.
5.950% due 02/01/2037	1,500	1,455
Altria Group, Inc.
9.250% due 08/06/2019	135	188
9.950% due 11/10/2038	4,500	7,446
America Movil S.A.B. de C.V.
3.125% due 07/16/2022	900	885
4.375% due 07/16/2042	500	464
American Airlines Pass-Through Trust
8.625% due 04/15/2023	1,316	1,369
Amgen, Inc.
4.950% due 10/01/2041	3,114	3,264
5.375% due 05/15/2043	1,800	2,014
6.900% due 06/01/2038	1,600	2,124
Anadarko Petroleum Corp.
6.200% due 03/15/2040	2,100	2,559

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Anheuser-Busch Cos. LLC
6.450% due 09/01/2037	$900	$1,200
ArcelorMittal
7.500% due 10/15/2039	2,500	2,580
Baker Hughes, Inc.
5.125% due 09/15/2040	1,100	1,286
Barrick North America Finance LLC
5.700% due 05/30/2041	2,000	2,130
Boston Scientific Corp.
7.375% due 01/15/2040	2,000	2,703
Burlington Northern Santa Fe LLC
4.375% due 09/01/2042	1,300	1,298
4.400% due 03/15/2042	3,000	3,003
4.450% due 03/15/2043	400	407
Cameron International Corp.
5.950% due 06/01/2041	1,300	1,589
Canadian Natural Resources Ltd.
6.250% due 03/15/2038	2,000	2,438
Cenovus Energy, Inc.
6.750% due 11/15/2039	1,300	1,689
CenterPoint Energy Resources Corp.
5.850% due 01/15/2041	900	1,134
Cliffs Natural Resources, Inc.
6.250% due 10/01/2040	1,650	1,529
Comcast Corp.
4.650% due 07/15/2042	3,400	3,480
6.400% due 05/15/2038	50	63
6.400% due 03/01/2040	1,600	2,035
6.500% due 11/15/2035	200	256
6.950% due 08/15/2037	700	935
7.050% due 03/15/2033	600	796
COX Communications, Inc.
8.375% due 03/01/2039	3,100	4,614
Crown Americas LLC
6.250% due 02/01/2021	2,325	2,552
CSX Corp.
5.500% due 04/15/2041	1,700	1,959
6.150% due 05/01/2037	1,000	1,225
CVS Pass-Through Trust
7.507% due 01/10/2032	2,154	2,799
Deutsche Telekom International Finance BV
8.750% due 06/15/2030	2,600	3,695
Devon Energy Corp.
4.750% due 05/15/2042	4,900	4,813
7.950% due 04/15/2032	400	551
Devon Financing Corp. LLC
7.875% due 09/30/2031	400	545
DIRECTV Holdings LLC
6.000% due 08/15/2040	1,000	1,071
Discovery Communications LLC
4.950% due 05/15/2042	1,700	1,758
Dow Chemical Co.
5.250% due 11/15/2041	2,000	2,150
9.400% due 05/15/2039	1,200	1,917
Encana Corp.
5.150% due 11/15/2041	500	507
6.500% due 08/15/2034	2,000	2,340
6.625% due 08/15/2037	800	958
Energy Transfer Partners LP
6.625% due 10/15/2036	500	573
7.500% due 07/01/2038	1,100	1,380
Enterprise Products Operating LLC
4.450% due 02/15/2043	2,800	2,708
5.750% due 03/01/2035	200	230
Ford Motor Co.
4.750% due 01/15/2043	3,100	2,906
7.450% due 07/16/2031	2,200	2,797

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	143

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freeport-McMoRan Copper & Gold, Inc.
5.450% due 03/15/2043	$2,600	$2,583
General Electric Co.
4.125% due 10/09/2042	4,300	4,337
Gerdau Holdings, Inc.
7.000% due 01/20/2020	1,000	1,144
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020 (a)	2,000	2,005
HJ Heinz Finance Co.
7.125% due 08/01/2039	1,700	1,902
Kinder Morgan Energy Partners LP
5.000% due 08/15/2042	1,800	1,835
5.800% due 03/15/2035	400	452
6.950% due 01/15/2038	1,900	2,396
Kraft Foods Group, Inc.
5.000% due 06/04/2042	2,300	2,480
6.500% due 02/09/2040	2,800	3,608
Mondelez International, Inc.
7.000% due 08/11/2037	900	1,215
NBCUniversal Media LLC
6.400% due 04/30/2040	1,100	1,402
Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	3,300	3,572
Newmont Mining Corp.
4.875% due 03/15/2042	3,000	2,919
6.250% due 10/01/2039	1,600	1,847
Norfolk Southern Corp.
3.950% due 10/01/2042	1,700	1,622
Northern Natural Gas Co.
4.100% due 09/15/2042	5,000	5,005
Pernod-Ricard S.A.
5.500% due 01/15/2042	1,500	1,679
Petrobras International Finance Co.
6.875% due 01/20/2040	1,600	1,849
7.875% due 03/15/2019	1,700	2,078
Pfizer, Inc.
7.200% due 03/15/2039	670	989
Philip Morris International, Inc.
3.875% due 08/21/2042	1,200	1,120
6.375% due 05/16/2038	700	912
Pride International, Inc.
7.875% due 08/15/2040	200	289
QVC, Inc.
5.950% due 03/15/2043	2,100	2,102
Rockies Express Pipeline LLC
6.875% due 04/15/2040	2,700	2,457
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017	1,000	1,102
SES
5.300% due 04/04/2043 (a)	1,800	1,802
Sinochem Overseas Capital Co. Ltd.
6.300% due 11/12/2040	1,200	1,388
Suncor Energy, Inc.
6.500% due 06/15/2038	200	256
6.850% due 06/01/2039	800	1,061
Target Corp.
6.500% due 10/15/2037	1,500	2,030
Teck Resources Ltd.
6.000% due 08/15/2040	1,300	1,355
Tennessee Gas Pipeline Co. LLC
7.625% due 04/01/2037	100	142
8.375% due 06/15/2032	2,400	3,416
Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036	600	766
Thermo Fisher Scientific, Inc.
3.150% due 01/15/2023	3,100	3,091

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Time Warner Cable, Inc.
6.550% due 05/01/2037	$2,000	$2,318
Time Warner, Inc.
4.900% due 06/15/2042	3,700	3,738
6.100% due 07/15/2040	2,000	2,331
6.250% due 03/29/2041	100	119
6.500% due 11/15/2036	2,469	2,989
TransCanada PipeLines Ltd.
6.200% due 10/15/2037	100	126
7.250% due 08/15/2038	300	418
7.625% due 01/15/2039	500	721
Transcontinental Gas Pipe Line Co. LLC
4.450% due 08/01/2042	1,500	1,494
Transocean, Inc.
6.800% due 03/15/2038	1,200	1,328
7.500% due 04/15/2031	1,000	1,206
Union Pacific Railroad Co. Pass-Through Trust
5.404% due 07/02/2025	807	921
UnitedHealth Group, Inc.
6.625% due 11/15/2037	1,300	1,703
Vale Overseas Ltd.
6.250% due 01/23/2017	200	229
6.875% due 11/10/2039	2,800	3,211
Vessel Management Services, Inc.
3.432% due 08/15/2036	2,350	2,436
Wal-Mart Stores, Inc.
5.000% due 10/25/2040	1,100	1,268
5.625% due 04/15/2041	1,600	2,012
6.200% due 04/15/2038	900	1,193
Walgreen Co.
4.400% due 09/15/2042	1,900	1,835
WellPoint, Inc.
4.650% due 01/15/2043	1,600	1,609
Whirlpool Corp.
5.150% due 03/01/2043	2,000	2,032
Williams Cos., Inc.
7.500% due 01/15/2031	1,361	1,677
8.750% due 03/15/2032	137	185

		210,118

UTILITIES 7.4%
Allegheny Energy Supply Co. LLC
6.750% due 10/15/2039	2,300	2,648
Appalachian Power Co.
6.700% due 08/15/2037	1,400	1,817
7.000% due 04/01/2038	100	135
AT&T, Inc.
4.300% due 12/15/2042	3,173	2,974
4.350% due 06/15/2045	210	196
5.350% due 09/01/2040	6,218	6,692
6.550% due 02/15/2039	600	745
British Telecommunications PLC
9.625% due 12/15/2030	600	933
Bruce Mansfield Unit
6.850% due 06/01/2034	1,572	1,704
CMS Energy Corp.
4.700% due 03/31/2043	2,500	2,514
Consolidated Edison Co. of New York, Inc.
6.750% due 04/01/2038	400	561
Dominion Resources, Inc.
4.050% due 09/15/2042	500	486
Duke Energy Carolinas LLC
6.450% due 10/15/2032	700	912
Electricite de France S.A.
6.950% due 01/26/2039	800	1,047
Entergy Arkansas, Inc.
5.660% due 02/01/2025	1,500	1,606

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FirstEnergy Corp.
7.375% due 11/15/2031	$400	$470
FirstEnergy Solutions Corp.
6.800% due 08/15/2039	2,900	3,447
France Telecom S.A.
8.500% due 03/01/2031	1,300	1,835
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	400	397
Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022	2,500	2,612
6.510% due 03/07/2022	1,000	1,160
7.288% due 08/16/2037	1,800	2,187
8.625% due 04/28/2034	200	273
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	1,100	1,193
Indiana Michigan Power Co.
6.050% due 03/15/2037	500	605
Majapahit Holding BV
7.750% due 01/20/2020	900	1,107
MidAmerican Energy Holdings Co.
5.950% due 05/15/2037	400	495
6.500% due 09/15/2037	1,600	2,087
NGPL PipeCo LLC
7.768% due 12/15/2037	3,700	3,774
Pacific Gas & Electric Co.
5.400% due 01/15/2040	2,000	2,386
6.050% due 03/01/2034	400	503
6.250% due 03/01/2039	200	261
PacifiCorp
6.000% due 01/15/2039	1,300	1,705
Plains All American Pipeline LP
5.150% due 06/01/2042	4,300	4,715
6.650% due 01/15/2037	100	129
Progress Energy, Inc.
7.750% due 03/01/2031	400	553
PSEG Power LLC
8.625% due 04/15/2031	400	584
Shell International Finance BV
3.625% due 08/21/2042	1,100	1,071
Sierra Pacific Power Co.
6.750% due 07/01/2037	1,000	1,349
Southern California Edison Co.
5.625% due 02/01/2036	200	249
6.000% due 01/15/2034	300	389
Telecom Italia Capital S.A.
7.721% due 06/04/2038	900	943
Virginia Electric and Power Co.
8.875% due 11/15/2038	1,000	1,689
Vodafone Group PLC
6.150% due 02/27/2037	1,700	2,026

		65,164

Total Corporate Bonds & Notes (Cost $355,578)		385,536

MUNICIPAL BONDS & NOTES 6.7%

CALIFORNIA 3.0%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	1,300	1,776
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	1,300	1,837
California State General Obligation Bonds, (BABs), Series 2009
7.350% due 11/01/2039	2,000	2,793
7.500% due 04/01/2034	700	975
7.550% due 04/01/2039	1,400	2,023

144	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.300% due 06/01/2037	$170	$156
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.750% due 08/01/2049	3,000	4,235
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	1,200	1,487
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,600	2,080
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
5.716% due 07/01/2039	1,100	1,353
6.574% due 07/01/2045	1,800	2,545
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	100	135
Los Angeles Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2007
4.500% due 01/01/2028	100	108
San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	1,900	2,524
University of California Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	1,600	2,115

		26,142

GEORGIA 0.1%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	700	818

ILLINOIS 0.1%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	900	1,105

MICHIGAN 0.1%
Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	1,000	1,220

NEVADA 0.2%
Las Vegas Valley Water District, Nevada General Obligation Bonds, (BABs), Series 2009
7.013% due 06/01/2039	1,200	1,544
7.100% due 06/01/2039	200	229

		1,773

NEW JERSEY 0.1%
New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	500	575

NEW YORK 1.1%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	1,400	1,844
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2009
5.750% due 06/15/2041	1,200	1,551
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
6.011% due 06/15/2042	1,900	2,545
6.282% due 06/15/2042	2,100	2,491

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.508% due 08/01/2037	$1,000	$1,241

		9,672

NORTH CAROLINA 0.0%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	300	352

OHIO 0.5%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	3,000	4,188
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	100	90

		4,278

TEXAS 1.3%
Cypress-Fairbanks Independent School District, Texas General Obligation Bonds, (BABs), Series 2009
6.629% due 02/15/2038	1,500	1,762
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2009
6.249% due 12/01/2034	1,600	1,879
Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2041	1,500	1,718
Harris County, Texas General Obligation Bonds, Series 2012
5.000% due 08/15/2032	1,400	1,627
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	2,100	2,855
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	1,300	1,680

		11,521

UTAH 0.2%
Utah Transit Authority Revenue Bonds, (BABs), Series 2009
5.937% due 06/15/2039	1,300	1,708

WASHINGTON 0.0%
King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	200	222

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	100	86

Total Municipal Bonds & Notes (Cost $52,203)		59,472

U.S. GOVERNMENT AGENCIES 10.2%
Fannie Mae
0.000% due 06/01/2017 - 11/15/2030	13,100	8,234
0.000% due 05/15/2030 (f)	9,300	5,252
0.404% due 10/27/2037	400	400
3.980% due 07/01/2021	2,500	2,788
5.625% due 04/17/2028	100	132
6.000% due 04/18/2036	900	1,038

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 05/15/2029	$600	$856
7.125% due 01/15/2030 (f)	7,200	11,072
Financing Corp.
0.000% due 12/27/2018	5,200	4,851
8.600% due 09/26/2019	1,470	2,126
Freddie Mac
5.000% due 04/15/2038	300	334
6.250% due 07/15/2032	1,900	2,775
6.750% due 03/15/2031	2,800	4,227
Ginnie Mae
5.500% due 10/20/2037	404	504
Israel Government AID Bond
5.500% due 09/18/2023 - 09/18/2033	8,400	10,949
Residual Funding Corp. Strips
0.000% due 07/15/2020 - 04/15/2030	22,600	15,788
Resolution Funding Corp. Strips
0.000% due 01/15/2030 - 04/15/2030	2,300	1,353
Small Business Administration
5.290% due 12/01/2027	377	429
Tennessee Valley Authority
4.625% due 09/15/2060	1,300	1,489
4.875% due 01/15/2048	1,900	2,282
5.250% due 09/15/2039	3,500	4,491
5.375% due 04/01/2056	1,200	1,563
5.880% due 04/01/2036	3,000	4,125
Tennessee Valley Authority Strips
0.000% due 01/15/2038	9,914	3,911

Total U.S. Government Agencies (Cost $78,439)		90,969

U.S. TREASURY OBLIGATIONS 18.1%
U.S. Treasury Bonds
3.125% due 02/15/2042	8,700	8,763
3.125% due 02/15/2043	11,900	11,950
4.250% due 11/15/2040 (f)	79,900	98,439
4.500% due 08/15/2039	1,400	1,791
U.S. Treasury Strips
0.000% due 11/15/2026	5,900	4,172
0.000% due 11/15/2027	4,700	3,184
0.000% due 08/15/2028	1,400	920
0.000% due 11/15/2028	300	195
0.000% due 02/15/2030	2,600	1,591
0.000% due 05/15/2032	1,100	614
0.000% due 11/15/2032	7,400	4,047
0.000% due 11/15/2033	500	263
0.000% due 05/15/2034	600	309
0.000% due 11/15/2034	200	101
0.000% due 05/15/2037	200	92
0.000% due 05/15/2039	6,700	2,866
0.000% due 11/15/2039	1,700	713
0.000% due 05/15/2040	4,850	1,993
0.000% due 08/15/2040	18,800	7,634
0.000% due 11/15/2040 (f)	25,200	10,130
0.000% due 02/15/2041	2,600	1,035

Total U.S. Treasury Obligations (Cost $160,326)		160,802

MORTGAGE-BACKED SECURITIES 1.5%
1345 Avenue of the Americas & Park Avenue Plaza Trust
5.278% due 08/10/2035	1,200	1,452
Banc of America Commercial Mortgage Trust
5.623% due 06/10/2049	35	35

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	145

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Large Loan Trust
2.503% due 11/15/2015		$905	$912
Citigroup Mortgage Loan Trust, Inc.
2.823% due 03/25/2034		258	258
DBUBS Mortgage Trust
1.552% due 07/12/2044		2,128	2,199
Greenwich Capital Commercial Funding Corp.
5.224% due 04/10/2037		1,900	2,077
5.444% due 03/10/2039		700	801
Indymac Mortgage Loan Trust
0.384% due 07/25/2047		239	158
JPMorgan Chase Commercial Mortgage Securities Corp.
4.106% due 07/15/2046		1,200	1,342
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		1,900	2,199
Structured Asset Mortgage Investments, Inc.
0.394% due 07/25/2046		107	80
0.424% due 05/25/2036		201	137
Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043		1,300	1,481

Total Mortgage-Backed Securities (Cost $12,216)			13,131

ASSET-BACKED SECURITIES 0.1%
Aircraft Certificate Owner Trust
6.455% due 09/20/2022		170	173
SLM Student Loan Trust
1.801% due 04/25/2023		373	389

Total Asset-Backed Securities (Cost $536)			562

SOVEREIGN ISSUES 3.8%
Banco Nacional de Desenvolvimento Economico e Social
5.500% due 07/12/2020		1,600	1,812
6.500% due 06/10/2019		800	942
Canada Housing Trust
2.650% due 03/15/2022	CAD	1,000	1,023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Colombia Government International Bond
6.125% due 01/18/2041		$1,200	$1,516
Hydro-Quebec
6.500% due 02/15/2035	CAD	6,400	8,971
Mexico Government International Bond
5.950% due 03/19/2019		$2,800	3,402
6.050% due 01/11/2040		1,200	1,491
Province of Ontario
4.600% due 06/02/2039	CAD	200	232
4.700% due 06/02/2037		900	1,050
5.600% due 06/02/2035		6,400	8,300
Province of Quebec
5.750% due 12/01/2036		2,300	3,005
Qatar Government International Bond
6.400% due 01/20/2040		$1,300	1,670

Total Sovereign Issues (Cost $32,413)			33,414

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
American International Group, Inc. (b)		463	18

Total Common Stocks (Cost $14)			18

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 18.1%

REPURCHASE AGREEMENTS 2.6%
Banc of America Securities LLC
0.210% due 04/01/2013		$22,500	22,500
(Dated 03/28/2013. Collateralized by U.S. Treasury Bonds 3.125% due 02/15/2043 valued at $23,037. Repurchase proceeds are $22,501.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Street Bank and Trust Co.
0.010% due 04/01/2013	$260	$260
(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $265. Repurchase proceeds are $260.)

		22,760

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (d) 15.5%
PIMCO Short-Term Floating NAV Portfolio	13,722,518	137,321

Total Short-Term Instruments (Cost $160,199)		160,081

PURCHASED OPTIONS (h) 0.0%
(Cost $19)		9

Total Investments 102.8% (Cost $858,923)		$911,048

Written Options (i) (0.0%) (Premiums $606)		(215)

Other Assets and Liabilities (Net) (2.8%)		(24,223)

Net Assets 100.0%		$886,610

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Perpetual maturity, date shown represents next contractual call date.
(d)	Affiliated to the Fund.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $30,264 at a weighted average interest rate of 0.254%.
(f)	Securities with an aggregate market value of $40,951 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
E-mini S&P 500 Index June Futures	Long	06/2013	4,287	$8,153
S&P 500 Index June Futures	Long	06/2013	1,155	11,111
U.S. Treasury 30-Year Bond June Futures	Long	06/2013	1,053	422
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2013	50	(9)

				$19,677

(g)	OTC swap agreements outstanding as of March 31, 2013:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid	Unrealized Appreciation
Pay	28-Day MXN-TIIE	8.300%	02/07/2019	BRC	MXN	26,800	$365	$19	$346

146	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Total Return Swaps on Indices
Pay/Receive	Underlying Reference	# of Units	Financing Rate	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation
Receive	S&P 500 Total Return Index	36,254	3-Month USD-LIBOR plus a specified spread	$	99,999	03/14/2014	BOA	$407

(h)	Purchased options outstanding as of March 31, 2013:

Options on Exchange-Traded Futures Contracts
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CME S&P 500 Index June Futures	800.000	06/20/2013	573	$16	$7
Put - CME S&P 500 Index June Futures	825.000	06/20/2013	107	3	2

				$19	$9

(i)	Written options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	MYC	6-Month EUR-EURIBOR	Pay	0.850%	04/24/2013	EUR	23,100	$33	$0
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.800%	04/29/2013	$	9,700	4	(1)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.150%	04/29/2013		9,700	10	(6)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	06/17/2013		3,000	6	(3)
Put - OTC 5-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.500%	06/03/2013	EUR	26,500	108	(4)
Put - OTC 5-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		19,200	100	(8)
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		7,500	39	(3)
Put - OTC 5-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		5,100	30	(2)
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.800%	07/29/2013	$	18,000	36	(66)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		18,000	113	(55)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		8,600	56	(32)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		8,600	32	(27)

								$567	$(207)

Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$	4,300	$39	$(8)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2012	262	$82,800		EUR 0	$1,252
Sales	213	459,700		81,400	1,516
Closing Buys	(262)	(57,800)		0	(867)
Expirations	(179)	(312,600)		0	(1,047)
Exercised	(34)	(92,200)		0	(248)

Balance at 03/31/2013	0	$79,900	EUR	81,400	$606

(j)	Restricted securities as of March 31, 2013:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	5.365%	03/06/2036	05/19/2011	$436	$489	0.06%

(k)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	6.000%	04/01/2043	$1,000	$1,095	$(1,095)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	147

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

(l)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	BRL	16,345	$	8,314	FBF	$225	$0	$225
04/2013		16,345		8,117	UAG	28	0	28
04/2013	EUR	3,400		4,374	BPS	16	0	16
04/2013		1,700		2,207	BRC	28	0	28
04/2013		1,692		2,217	CBK	48	0	48
04/2013	MXN	810		62	JPM	0	(4)	(4)
04/2013	$	8,117	BRL	16,345	FBF	0	(28)	(28)
04/2013		7,905		16,345	UAG	184	0	184
04/2013		17	MXN	228	DUB	1	0	1
04/2013		24		302	FBF	0	0	0
04/2013		22		280	HUS	1	0	1
05/2013	EUR	6,792	$	8,712	DUB	4	0	4
06/2013	CAD	23,499		22,828	CBK	0	(263)	(263)
06/2013	$	8,250	BRL	16,345	FBF	0	(217)	(217)

						$535	$(512)	$23

(m)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Bank Loan Obligations	$0	$7,054	$0	$7,054
Corporate Bonds & Notes
Banking & Finance	0	108,866	1,388	110,254
Industrials	0	208,749	1,369	210,118
Utilities	0	63,460	1,704	65,164
Municipal Bonds & Notes
California	0	26,142	0	26,142
Georgia	0	818	0	818
Illinois	0	1,105	0	1,105
Michigan	0	1,220	0	1,220
Nevada	0	1,773	0	1,773
New Jersey	0	575	0	575
New York	0	9,672	0	9,672
North Carolina	0	352	0	352
Ohio	0	4,278	0	4,278
Texas	0	11,521	0	11,521
Utah	0	1,708	0	1,708
Washington	0	222	0	222
West Virginia	0	86	0	86
U.S. Government Agencies	0	90,969	0	90,969
U.S. Treasury Obligations	0	160,802	0	160,802
Mortgage-Backed Securities	0	13,131	0	13,131
Asset-Backed Securities	0	389	173	562
Sovereign Issues	0	33,414	0	33,414

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Common Stocks
Financials	$18	$0	$0	$18
Short-Term Instruments
Repurchase Agreements	0	22,760	0	22,760
Central Funds Used for Cash Management Purposes	137,321	0	0	137,321
Purchased Options
Equity Contracts	9	0	0	9
	$137,348	$769,066	$4,634	$911,048

Short Sales, at value	$0	$(1,095)	$0	$(1,095)

Financial Derivative Instruments - Assets
Equity Contracts	19,264	407	0	19,671
Foreign Exchange Contracts	0	535	0	535
Interest Rate Contracts	422	346	0	768
	$19,686	$1,288	$0	$20,974

Financial Derivative Instruments - Liabilities
Foreign Exchange Contracts	0	(512)	0	(512)
Interest Rate Contracts	(9)	(207)	(8)	(224)
	$(9)	$(719)	$(8)	$(736)

Totals	$157,025	$768,540	$4,626	$930,191

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

148	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$1,395	$(6)	$1	$0	$(2)	$0	$0	$1,388	$(2)
Industrials	0	1,462	(43)	(3)	(3)	(44)	0	0	1,369	(44)
Utilities	0	1,670	0	(1)	0	35	0	0	1,704	35
Asset-Backed Securities	518	0	(355)	0	2	8	0	0	173	5

	$518	$4,527	$(404)	$(3)	$(1)	$(3)	$0	$0	$4,634	$(6)

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(7)	$0	$0	$0	$0	$(1)	$0	$0	$(8)	$(1)

Totals	$511	$4,527	$(404)	$(3)	$(1)	$(4)	$0	$0	$4,626	$(7)

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$1,388	Benchmark Pricing	Base Price	93.00
Industrials	1,369	Third Party Vendor	Broker Quote	104.00
Utilities	1,704	Third Party Vendor	Broker Quote	108.39
Asset-Backed Securities	173	Third Party Vendor	Broker Quote	101.50

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(8)	Indicative Market Quotations	Broker Quote	0.18

Total	$4,626

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$9	$0	$0	$9
Variation margin receivable on financial derivative instruments (2)	0	0	1,704	0	0	1,704
Unrealized appreciation on foreign currency contracts	0	0	0	535	0	535
Unrealized appreciation on OTC swap agreements	0	0	407	0	346	753

	$0	$0	$2,120	$535	$346	$3,001

Liabilities:
Written options outstanding	$0	$0	$0	$0	$215	$215
Variation margin payable on financial derivative instruments (2)	0	0	0	0	128	128
Unrealized depreciation on foreign currency contracts	0	0	0	512	0	512

	$0	$0	$0	$512	$343	$855

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	149

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

March 31, 2013

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$(99)	$0	$(647)	$(746)
Net realized gain on futures contracts	0	0	94,238	0	5,164	99,402
Net realized gain on written options	0	0	0	0	1,082	1,082
Net realized gain (loss) on swaps	0	0	13,565	0	79	13,644
Net realized gain on foreign currency transactions	0	0	0	802	0	802

	$0	$0	$107,704	$802	$5,678	$114,184

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$3	$0	$11	$14
Net change in unrealized appreciation on futures contracts	0	0	4,019	0	3,301	7,320
Net change in unrealized appreciation on written options	0	0	0	0	285	285
Net change in unrealized appreciation (depreciation) on swaps	0	0	(2,197)	0	107	(2,090)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	274	0	274

	$0	$0	$1,825	$274	$3,704	$5,803

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $19,677 as reported in the Notes to Schedule of Investments.

(o)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$403	$0	$403
BPS	16	0	16
BRC	385	(290)	95
CBK	(223)	0	(223)
DUB	(119)	0	(119)
FBF	(20)	0	(20)
GLM	(59)	0	(59)
HUS	1	0	1
JPM	(4)	0	(4)
MYC	(10)	(80)	(90)
RYL	(2)	0	(2)
UAG	212	(360)	(148)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

150	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 15.5%

BANKING & FINANCE 10.2%
Allstate Life Global Funding Trusts
5.375% due 04/30/2013	$300	$301
Ally Financial, Inc.
3.492% due 02/11/2014	300	306
3.680% due 06/20/2014	700	720
4.500% due 02/11/2014	700	717
4.625% due 06/26/2015	3,200	3,350
6.750% due 12/01/2014	3,900	4,202
7.500% due 12/31/2013	1,200	1,254
7.500% due 09/15/2020	100	122
American Express Bank FSB
5.500% due 04/16/2013	500	501
American Express Credit Corp.
5.875% due 05/02/2013	300	301
American General Institutional Capital
8.125% due 03/15/2046	100	136
American International Group, Inc.
5.050% due 10/01/2015	500	548
5.850% due 01/16/2018	1,200	1,408
8.250% due 08/15/2018	4,300	5,586
Australia & New Zealand Banking Group Ltd.
2.400% due 11/23/2016	300	315
Banco do Brasil S.A.
3.058% due 07/02/2014	300	303
3.875% due 10/10/2022	1,200	1,164
Banco Santander Brasil S.A.
2.380% due 03/18/2014	700	702
4.250% due 01/14/2016	400	419
4.500% due 04/06/2015	500	522
Banco Santander Chile
1.902% due 01/19/2016	1,000	987
3.875% due 09/20/2022	1,000	1,012
Bank of America Corp.
0.620% due 08/15/2016	100	97
1.722% due 01/30/2014	1,300	1,312
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020	100	113
Bank of Montreal
2.850% due 06/09/2015	100	105
Bank of Nova Scotia
1.650% due 10/29/2015	200	206
BBVA Bancomer S.A.
4.500% due 03/10/2016	200	213
6.500% due 03/10/2021	200	228
6.750% due 09/30/2022	1,200	1,374
7.250% due 04/22/2020	500	570
Bear Stearns Cos. LLC
6.400% due 10/02/2017	1,600	1,913
7.250% due 02/01/2018	2,200	2,738
BNP Paribas S.A.
0.705% due 04/08/2013	300	300
1.205% due 01/10/2014	1,000	1,005
5.186% due 06/29/2015 (e)	3,200	3,088
BPCE S.A.
2.046% due 02/07/2014	3,100	3,135
2.375% due 10/04/2013	100	101
CIT Group, Inc.
5.250% due 04/01/2014	3,000	3,124
Citigroup, Inc.
1.755% due 01/13/2014	600	606
2.293% due 08/13/2013	200	201
5.500% due 04/11/2013	1,500	1,502
Dai-ichi Life Insurance Co. Ltd.
7.250% due 07/25/2021 (e)	300	339

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche Bank Capital Funding Trust
3.254% due 06/30/2013 (e)		$3,600	$2,898
Eksportfinans ASA
2.000% due 09/15/2015		900	865
Export-Import Bank of Korea
8.125% due 01/21/2014		800	847
Goldman Sachs Group, Inc.
1.296% due 02/07/2014		4,300	4,322
ING Bank NV
1.681% due 06/09/2014		300	304
2.500% due 01/14/2016		100	104
International Lease Finance Corp.
6.500% due 09/01/2014		1,600	1,712
6.750% due 09/01/2016		2,300	2,610
Intesa Sanpaolo SpA
2.688% due 02/24/2014		500	503
Itau Unibanco Holding S.A.
5.500% due 08/06/2022		2,200	2,299
JPMorgan Chase & Co.
0.908% due 02/26/2016		3,900	3,905
1.034% due 09/30/2013		1,000	1,004
Korea Development Bank
3.000% due 09/14/2022		1,100	1,096
Korea Exchange Bank
3.125% due 06/26/2017		200	210
LBG Capital PLC
8.000% due 06/15/2020 (e)		300	322
LeasePlan Corp. NV
3.000% due 10/23/2017		1,300	1,328
Merrill Lynch & Co., Inc.
6.400% due 08/28/2017		700	823
6.875% due 04/25/2018		1,000	1,209
MetLife Capital Trust
7.875% due 12/15/2067		3,300	4,166
Moody’s Corp.
4.500% due 09/01/2022		2,600	2,686
Morgan Stanley
2.792% due 05/14/2013		300	301
6.000% due 04/28/2015		1,500	1,635
National Australia Bank Ltd.
5.350% due 06/12/2013		400	404
PKO Finance AB
4.630% due 09/26/2022		500	520
Principal Life Income Funding Trusts
5.550% due 04/27/2015		500	549
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (e)		700	675
Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		200	202
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		700	752
SLM Corp.
0.533% due 06/17/2013	EUR	4,000	5,140
0.601% due 01/27/2014		$3,400	3,372
5.375% due 05/15/2014		200	209
6.250% due 01/25/2016		500	549
SLM Corp. CPI Linked Bond
4.098% due 01/31/2014		1,100	1,105
Sparebank Boligkreditt A/S
1.250% due 10/25/2014		3,200	3,216
Springleaf Finance Corp.
6.900% due 12/15/2017		700	710
State Bank of India
4.500% due 10/23/2014		400	416
4.500% due 07/27/2015		1,000	1,054
State Street Capital Trust
1.280% due 06/01/2077		100	81

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Temasek Financial Ltd.
4.300% due 10/25/2019	$300	$343
Tri-Command Military Housing LLC
5.383% due 02/15/2048	2,104	1,854
UBS AG
2.250% due 08/12/2013	2,150	2,162
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017	200	215

		105,823

INDUSTRIALS 4.7%
AbbVie, Inc.
1.056% due 11/06/2015	9,200	9,339
Anheuser-Busch InBev Worldwide, Inc.
0.851% due 01/27/2014	1,400	1,405
Baidu, Inc.
2.250% due 11/28/2017	800	812
Braskem Finance Ltd.
5.750% due 04/15/2021	300	316
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	1,500	1,560
CSN Resources S.A.
6.500% due 07/21/2020	900	967
Daimler Finance North America LLC
0.905% due 01/09/2015	3,700	3,717
1.480% due 09/13/2013	400	402
Gerdau Trade, Inc.
5.750% due 01/30/2021	700	751
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020 (a)	3,600	3,609
HCA, Inc.
7.875% due 02/15/2020	2,200	2,436
Hutchison Whampoa International Ltd.
7.625% due 04/09/2019	100	129
Kraft Foods Group, Inc.
6.125% due 08/23/2018	369	450
Mondelez International, Inc.
6.125% due 02/01/2018	131	157
Noble Group Ltd.
6.750% due 01/29/2020	1,600	1,800
President and Fellows of Harvard College
6.000% due 01/15/2019	400	498
Rohm & Haas Co.
6.000% due 09/15/2017	400	470
Sanofi
0.594% due 03/28/2014	3,000	3,009
Transocean, Inc.
4.950% due 11/15/2015	200	216
Vale Overseas Ltd.
5.625% due 09/15/2019	600	680
Volkswagen International Finance NV
0.889% due 11/20/2014	4,000	4,017
1.090% due 02/17/2014	1,600	1,607
WM Wrigley Jr. Co.
3.700% due 06/30/2014	9,300	9,554

		47,901

UTILITIES 0.6%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	100	128
British Telecommunications PLC
1.405% due 12/20/2013	3,100	3,125
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	200	214
Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014	700	762

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	151

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022	$800	$789
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	300	358
Telefonica Chile S.A.
3.875% due 10/12/2022	800	790
TNK-BP Finance S.A.
6.625% due 03/20/2017	300	340

		6,506

Total Corporate Bonds & Notes (Cost $155,549)		160,230

MUNICIPAL BONDS & NOTES 4.3%

CALIFORNIA 0.7%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	141
6.918% due 04/01/2040	1,100	1,501
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	100	139
7.550% due 04/01/2039	100	144
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	100
California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	100	119
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	3,100	2,979
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	600	744
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	800	997
San Diego Tobacco Settlement Revenue Funding Corp. California Revenue Bonds, Series 2006
7.125% due 06/01/2032	255	244
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	500	577

		7,685

CONNECTICUT 0.4%
Connecticut State General Obligation Bonds, Series 2012
5.000% due 06/01/2024	3,100	3,779

ILLINOIS 0.4%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	700	859
Chicago Transit Authority, Illinois Revenue Bonds, Series 2011
5.250% due 12/01/2036	500	569
5.250% due 12/01/2040	600	676
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	1,600	1,996
Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	200	240

		4,340

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IOWA 0.1%
Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	$500	$595

NEVADA 0.0%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	100	140

NEW JERSEY 0.1%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,412

NEW YORK 1.5%
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	1,200	1,485
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2044	1,000	1,105
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	114
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	5,500	6,440
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2024	800	976
5.000% due 03/15/2034	2,500	2,850
New York State Thruway Authority Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,237
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2025	1,300	1,581

		15,788

NORTH CAROLINA 0.0%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	200	235

OHIO 0.2%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	1,000	1,488
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2030	200	181
5.875% due 06/01/2047	700	631

		2,300

TEXAS 0.1%
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	600	776

VIRGINIA 0.2%
Virginia Commonwealth Transportation Board Revenue Bonds, Series 2012
5.000% due 05/15/2028	1,690	2,005

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 0.5%
Washington State General Obligation Bonds, Series 2012
5.000% due 07/01/2024	$4,400	$5,384

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	560	483

Total Municipal Bonds & Notes (Cost $40,726)		44,922

U.S. GOVERNMENT AGENCIES 27.9%
Fannie Mae
0.264% due 12/25/2036	77	76
0.500% due 03/30/2016	200	200
0.554% due 07/25/2037 - 03/25/2044	662	655
0.584% due 07/25/2037	336	339
0.604% due 09/25/2035	381	380
0.614% due 09/25/2035	666	672
0.875% due 08/28/2017 - 02/08/2018	20,000	20,053
0.924% due 06/25/2037	843	850
0.934% due 06/25/2040	1,872	1,885
0.944% due 03/25/2040	766	776
0.954% due 01/25/2040	2,701	2,745
1.125% due 04/27/2017	700	714
1.250% due 01/30/2017	700	716
1.375% due 07/01/2044	41	42
2.260% due 08/01/2033	41	44
2.310% due 08/01/2022	100	101
2.349% due 09/01/2033	152	161
2.500% due 04/01/2028 - 05/01/2028	93,000	96,474
2.640% due 05/25/2035	31	33
2.838% due 06/01/2033	207	215
2.870% due 09/01/2027	100	97
2.960% due 05/01/2022	4,100	4,332
2.985% due 01/01/2036	79	85
3.000% due 05/01/2028 - 04/01/2043	4,000	4,163
3.156% due 05/01/2022	1,094	1,184
3.199% due 05/01/2036	5	5
3.500% due 04/01/2028 - 04/01/2043	7,000	7,402
3.750% due 07/25/2042	4,262	4,570
4.000% due 07/01/2025 - 05/01/2043	43,502	46,509
4.482% due 12/01/2036	27	29
4.500% due 02/01/2020 - 05/01/2043	33,488	36,148
4.501% due 07/01/2019	1,245	1,433
4.618% due 09/01/2034	23	25
5.000% due 04/25/2033 - 07/01/2035	3,942	4,288
5.375% due 06/12/2017	1,100	1,313
5.500% due 01/01/2021 - 09/01/2041	5,759	6,300
6.000% due 08/01/2036 - 02/01/2038	643	706
6.500% due 10/01/2035 - 10/01/2036	262	303
FDIC Structured Sale Guaranteed Notes
0.704% due 11/29/2037	850	851
Freddie Mac
0.773% due 06/15/2041	489	494

152	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.875% due 03/07/2018	$2,000	$1,999
0.903% due 08/15/2037	511	515
0.913% due 10/15/2037	127	128
0.923% due 05/15/2037 - 09/15/2037	558	562
1.000% due 03/08/2017 (k)	2,900	2,939
1.000% due 07/28/2017 - 09/29/2017	3,400	3,435
1.250% due 10/02/2019	1,200	1,195
1.375% due 02/25/2045	36	34
1.750% due 05/30/2019	1,100	1,134
2.250% due 02/01/2024	6	6
2.368% due 03/01/2034	178	189
4.000% due 06/15/2038	2,395	2,444
4.375% due 07/17/2015	10,500	11,471
4.500% due 03/01/2029 - 09/01/2041	12,864	13,789
5.500% due 08/23/2017 - 07/01/2038	349	391
Ginnie Mae
1.625% due 03/20/2027	2	2
8.000% due 02/15/2030	1	1
Small Business Administration
5.520% due 06/01/2024	553	626

Total U.S. Government Agencies (Cost $286,151)		288,228

U.S. TREASURY OBLIGATIONS 26.3%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2017	406	438
0.125% due 01/15/2022 (k)	5,188	5,654
0.125% due 07/15/2022	4,706	5,136
0.625% due 07/15/2021	204	234
0.625% due 02/15/2043	2,704	2,727
1.125% due 01/15/2021	211	248
1.250% due 07/15/2020	845	1,010
1.750% due 01/15/2028 (k)	3,077	3,923
1.875% due 07/15/2019	216	264
2.000% due 01/15/2026 (k)	3,248	4,239
2.125% due 01/15/2019	107	131
2.125% due 02/15/2040	1,065	1,507
2.375% due 01/15/2025 (k)	7,696	10,354
2.375% due 01/15/2027 (k)(l)	14,729	20,097
2.500% due 01/15/2029	4,183	5,860
3.625% due 04/15/2028	427	669
3.875% due 04/15/2029	2,241	3,651
U.S. Treasury Notes
0.375% due 11/15/2015 (k)(l)	12,100	12,121
0.375% due 01/15/2016	1,300	1,302
0.750% due 12/31/2017	7,200	7,214
0.750% due 02/28/2018 (i)	34,300	34,313
0.750% due 03/31/2018 (a)	5,100	5,097
0.875% due 01/31/2018	4,900	4,934
0.875% due 07/31/2019 (l)	3,900	3,853
1.000% due 06/30/2019 (k)(l)	1,600	1,595
1.000% due 08/31/2019 (l)	5,000	4,970
1.000% due 09/30/2019	1,900	1,887
1.000% due 11/30/2019	32,900	32,592
1.125% due 05/31/2019 (k)(l)	2,000	2,012
1.125% due 12/31/2019	2,200	2,194
1.125% due 03/31/2020 (a)	7,700	7,636
1.250% due 10/31/2019 (l)	5,100	5,142
1.250% due 02/29/2020 (i)	5,100	5,113
1.625% due 08/15/2022	9,100	8,991
1.625% due 11/15/2022	44,300	43,559
1.750% due 05/15/2022 (k)(l)(m)	7,400	7,429
2.000% due 02/15/2022	1,400	1,441

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 02/15/2023 (h)		$11,700	$11,859
3.375% due 11/15/2019 (l)		900	1,031

Total U.S. Treasury Obligations (Cost $270,128)			272,427

MORTGAGE-BACKED SECURITIES 7.2%
American Home Mortgage Investment Trust
2.457% due 02/25/2045		131	129
Arran Residential Mortgages Funding PLC
1.626% due 05/16/2047	EUR	959	1,252
Banc of America Commercial Mortgage Trust
5.619% due 04/10/2049		$319	326
5.727% due 05/10/2045		400	452
Banc of America Funding Corp.
2.631% due 05/25/2035		197	202
5.623% due 01/20/2047^		246	193
Banc of America Large Loan Trust
2.503% due 11/15/2015		181	182
BCRR Trust
5.858% due 07/17/2040		500	582
Bear Stearns Adjustable Rate Mortgage Trust
2.573% due 04/25/2033		2	2
2.901% due 01/25/2034		2	2
3.124% due 01/25/2034		73	73
Bear Stearns Alt-A Trust
2.768% due 05/25/2035		626	573
2.926% due 09/25/2035		135	114
Bear Stearns Commercial Mortgage Securities
5.405% due 12/11/2040		1,800	1,985
Chaseflex Trust
0.504% due 07/25/2037		1,134	864
Citigroup Mortgage Loan Trust, Inc.
2.570% due 10/25/2035		71	70
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.218% due 07/15/2044		1,800	1,972
Commercial Mortgage Pass-Through Certificates
5.383% due 02/15/2040		100	110
Countrywide Alternative Loan Trust
0.384% due 05/25/2047		331	247
6.000% due 10/25/2033		26	27
Countrywide Home Loan Mortgage Pass-Through Trust
2.783% due 02/20/2036		73	64
2.800% due 02/20/2035		552	529
CSMC Mortgage-Backed Trust
5.000% due 03/25/2037		4,453	4,184
Epic Opera PLC
0.761% due 07/28/2016	GBP	222	333
First Horizon Mortgage Pass-Through Trust
2.615% due 08/25/2035		$199	199
Granite Master Issuer PLC
0.299% due 12/20/2054	EUR	1,080	1,362
0.403% due 12/20/2054		$157	154
0.734% due 12/20/2054	GBP	4,057	6,050
0.814% due 12/20/2054		2,075	3,096
Granite Mortgages PLC
0.589% due 01/20/2044	EUR	28	35
0.887% due 09/20/2044	GBP	179	269
0.891% due 01/20/2044		28	42
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		$100	106
GS Mortgage Securities Corp.
1.260% due 03/06/2020		1,000	1,002
1.456% due 03/06/2020		9,100	9,124
GSR Mortgage Loan Trust
2.752% due 06/25/2034		150	149
5.111% due 11/25/2035		248	245

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.126% due 11/25/2035		$690	$641
6.000% due 03/25/2032		1	1
6.000% due 03/25/2037		85	80
Impac CMB Trust
1.204% due 07/25/2033		45	40
JPMorgan Chase Commercial Mortgage Securities Corp.
4.717% due 02/15/2046		500	581
5.420% due 01/15/2049		1,300	1,486
JPMorgan Mortgage Trust
3.003% due 07/25/2035		3,010	3,004
3.011% due 08/25/2034		2,595	2,641
5.217% due 11/25/2035		402	394
5.750% due 01/25/2036		96	91
Lanark Master Issuer PLC
1.689% due 12/22/2054		3,700	3,775
Leek Finance Ltd.
0.502% due 12/21/2038		1,831	1,870
0.787% due 12/21/2037	GBP	75	118
Merrill Lynch Floating Trust
0.740% due 07/09/2021		$7,826	7,713
Merrill Lynch Mortgage Investors Trust
0.414% due 02/25/2036		161	144
0.454% due 11/25/2035		140	133
1.968% due 12/25/2032		5	5
2.277% due 01/25/2029		31	30
2.528% due 02/25/2035		2,820	2,877
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		200	228
Morgan Stanley Capital Trust
5.210% due 11/14/2042		1,900	2,075
5.439% due 02/12/2044		1,700	1,757
5.610% due 04/15/2049		176	179
Prime Mortgage Trust
0.604% due 02/25/2019		1	1
0.604% due 02/25/2034		29	28
Salomon Brothers Mortgage Securities, Inc.
4.000% due 12/25/2018		76	82
Silenus European Loan Conduit Ltd.
0.376% due 05/15/2019	EUR	35	42
Structured Adjustable Rate Mortgage Loan Trust
2.653% due 08/25/2035		$141	132
Structured Asset Mortgage Investments, Inc.
0.453% due 07/19/2035		337	333
Structured Asset Securities Corp.
2.739% due 10/28/2035		885	780
Thornburg Mortgage Securities Trust
5.750% due 06/25/2047		1,514	1,398
Titan Europe PLC
0.791% due 10/23/2016	GBP	872	1,268
UBS Commercial Mortgage Trust
0.778% due 07/15/2024		$2,830	2,804
WaMu Mortgage Pass-Through Certificates
0.494% due 10/25/2045		66	62
1.175% due 02/25/2046		224	207
1.377% due 11/25/2042		36	34
1.577% due 08/25/2042		25	24
2.212% due 02/27/2034		31	31
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 01/25/2035		253	253
2.641% due 03/25/2036		308	310

Total Mortgage-Backed Securities (Cost $73,060)			73,952

ASSET-BACKED SECURITIES 2.8%
Access Group, Inc.
1.601% due 10/27/2025		886	900

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	153

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Amortizing Residential Collateral Trust
0.784% due 07/25/2032		$18	$16
Ares CLO Ltd.
0.538% due 02/24/2018		266	265
Asset-Backed Securities Corp. Home Equity Loan Trust
0.844% due 07/25/2035		300	261
Bear Stearns Asset-Backed Securities Trust
0.284% due 10/25/2036		15	15
Centurion CDO Ltd.
0.672% due 01/30/2016		175	176
Chase Issuance Trust
1.780% due 09/15/2015		2,200	2,216
Citibank Omni Master Trust
2.953% due 08/15/2018		800	828
Cougar CLO PLC
0.581% due 07/15/2020	EUR	2,234	2,818
Countrywide Asset-Backed Certificates
0.684% due 12/25/2031		$53	35
Credit Suisse First Boston Mortgage Securities Corp.
0.824% due 01/25/2032		12	11
Duane Street CLO Ltd.
0.543% due 11/08/2017		1,432	1,432
Fremont Home Loan Trust
0.264% due 01/25/2037		12	6
Hillmark Funding
0.539% due 05/21/2021		1,100	1,075
HSBC Home Equity Loan Trust
1.143% due 11/20/2036		764	761
Lafayette CLO Ltd.
1.683% due 09/06/2022		1,063	1,063
Long Beach Mortgage Loan Trust
0.764% due 10/25/2034		12	11
NOB Hill CLO Ltd.
0.540% due 08/15/2018		2,752	2,732
Pacifica CDO Ltd.
0.561% due 01/26/2020		1,289	1,281
Sherwood Castle Funding PLC
0.413% due 03/15/2016	EUR	2,500	3,198
0.687% due 06/15/2016	GBP	2,200	3,330
SLM Student Loan Trust
0.463% due 12/15/2023	EUR	1,276	1,601
3.453% due 05/16/2044		$320	339
3.500% due 08/17/2043		1,836	1,761
Structured Asset Securities Corp.
0.524% due 05/25/2037		2,000	1,661
Wind River CLO Ltd.
0.610% due 12/19/2016		106	106
Wood Street CLO BV
0.602% due 11/22/2021	EUR	470	591

Total Asset-Backed Securities (Cost $28,208)			28,489

SOVEREIGN ISSUES 12.2%
Autonomous Community of Valencia Spain
4.750% due 03/20/2014		300	389
Indonesia Government International Bond
7.500% due 01/15/2016		$500	575
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (d)	EUR	298	369
2.500% due 03/01/2015		1,000	1,292
3.500% due 11/01/2017		4,700	6,035
3.750% due 08/01/2015		400	528
3.750% due 04/15/2016		500	662
4.000% due 02/01/2017		3,000	3,968
4.250% due 08/01/2014		200	265
4.500% due 07/15/2015		10,500	14,066

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 09/15/2016	EUR	2,000	$2,719
4.750% due 05/01/2017		1,200	1,618
4.750% due 06/01/2017		1,800	2,428
5.250% due 08/01/2017		200	275
Italy Certificati Di Credito Del Tesoro
0.000% due 09/30/2014		11,800	14,724
Korea Housing Finance Corp.
4.125% due 12/15/2015		$300	324
Mexico Government International Bond
6.250% due 06/16/2016	MXN	9,200	786
9.000% due 06/20/2013		344,000	28,176
10.000% due 12/05/2024		14,000	1,633
Province of British Columbia
4.300% due 06/18/2042	CAD	100	113
Province of Ontario
1.100% due 10/25/2017		$300	301
1.650% due 09/27/2019		1,100	1,101
2.450% due 06/29/2022		6,000	6,032
3.150% due 06/02/2022	CAD	2,800	2,867
4.000% due 06/02/2021		1,200	1,313
4.200% due 03/08/2018		100	109
4.200% due 06/02/2020		100	111
4.300% due 03/08/2017		200	217
4.400% due 06/02/2019		100	111
4.600% due 06/02/2039		100	116
5.500% due 06/02/2018		100	116
Province of Quebec
2.750% due 08/25/2021		$18,300	19,047
3.500% due 07/29/2020		600	666
3.500% due 12/01/2022	CAD	8,500	8,865
4.250% due 12/01/2021		3,000	3,322
Spain Government International Bond
3.000% due 04/30/2015	EUR	200	259
3.750% due 10/31/2015		400	524
4.400% due 01/31/2015		400	533

Total Sovereign Issues (Cost $125,082)			126,555

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.9%

BANKING & FINANCE 0.9%
Wells Fargo & Co.
7.500% due 12/31/2049 (e)		7,600	9,794

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (b)		40,000	0

Total Convertible Preferred Securities (Cost $9,477)			9,794

PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
DG Funding Trust
0.636% due 04/29/2013 (e)		217	1,577

Total Preferred Securities (Cost $2,294)			1,577

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 18.0%

CERTIFICATES OF DEPOSIT 2.6%
Banco do Brasil S.A.
0.000% due 01/24/2014		$300	298
1.997% due 06/28/2013		1,600	1,599
Dexia Credit Local S.A.
1.650% due 09/12/2013		10,200	10,240
1.700% due 09/06/2013		7,400	7,430

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Itau Unibanco Holding S.A.
0.000% due 10/31/2013		$7,700	$7,636

			27,203

COMMERCIAL PAPER 4.4%
Aluminum Co. of America
0.950% due 04/03/2013		2,100	2,100
Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013		11,000	10,904
British Telecommunications PLC
0.800% due 03/10/2014		7,000	6,966
Entergy Corp.
0.850% due 05/20/2013		400	400
Ford Motor Credit Co. LLC
1.020% due 04/03/2013		7,600	7,600
1.021% due 11/08/2013		1,600	1,590
Nisource Finance Corp.
0.970% due 04/12/2013		1,300	1,300
1.050% due 04/05/2013		5,100	5,099
Santander S.A.
2.200% due 04/02/2013		500	500
2.370% due 01/02/2014		3,200	3,167
3.100% due 10/01/2013		2,000	1,990
Standard Chartered Bank
0.950% due 09/26/2013		1,800	1,797
Xstrata Finance Dubai Ltd.
0.470% due 04/01/2013		2,100	2,100

			45,513

REPURCHASE AGREEMENTS 1.2%
Banc of America Securities LLC
0.210% due 04/01/2013		12,100	12,100
(Dated 03/28/2013. Collateralized by U.S. Treasury Bonds 3.125% due 02/15/2043 valued at $12,390. Repurchase proceeds are $12,100.)
State Street Bank and Trust Co.
0.010% due 04/01/2013		430	430
(Dated 03/28/2013. Collateralized by Fannie Mae 2.140% due 11/07/2022 valued at $440. Repurchase proceeds are $430.)

			12,530

MEXICO TREASURY BILLS 5.0%
4.308% due 04/04/2013 - 06/20/2013 (c)	MXN	634,500	51,226

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (f) 4.8%
PIMCO Short-Term Floating NAV Portfolio		250	2
PIMCO Short-Term Floating NAV Portfolio III		5,003,894	50,004

			50,006

Total Short-Term Instruments (Cost $184,760)			186,478

Total Investments 115.3% (Cost $1,175,435)			$1,192,652

Written Options (o) (0.0%) (Premiums $502)			(275)

Other Assets and Liabilities (Net) (15.3%)			(157,588)

Net Assets 100.0%			$1,034,789

154	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity, date shown represents next contractual call date.
(f)	Affiliated to the Fund.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $11,494 at a weighted average interest rate of 0.058%.
(h)	Reverse repurchase agreements outstanding as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
RBS	(0.050%)	04/01/2013	04/02/2013	$11,876	$(11,876)

(i)	Securities with an aggregate market value of $10,315 have been pledged or delivered as collateral for forward settling transactions, such as delayed-delivery or sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of March 31, 2013.
(j)	Sale-buyback financing transactions as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions
FOB	0.050%	04/01/2013	04/02/2013	$10,323	$(10,324)

(k)	Securities with an aggregate market value of $27,997 and cash of $33 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
3-Month Euribor December Futures	Long	12/2014	10	$6
3-Month Euribor June Futures	Long	06/2015	14	0
3-Month Euribor March Futures	Long	03/2015	13	(1)
3-Month Euribor September Futures	Long	09/2015	2	0
90-Day Eurodollar December Futures	Long	12/2015	461	(30)
90-Day Eurodollar June Futures	Long	06/2015	290	311
90-Day Eurodollar June Futures	Long	06/2016	4	0
90-Day Eurodollar March Futures	Long	03/2016	82	(10)
90-Day Eurodollar September Futures	Long	09/2015	566	(138)
90-Day Eurodollar September Futures	Long	09/2016	3	(1)
E-mini S&P 500 Index June Futures	Long	06/2013	7,018	13,903
Euro-Bund 10-Year Bond June Futures	Short	06/2013	7	(16)
S&P 500 Index June Futures	Long	06/2013	80	561
U.S. Treasury 10-Year Note June Futures	Long	06/2013	96	68

				$14,653

(l)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $2,100 and cash of $158 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$	4,800	$1	$6
Pay	3-Month USD-LIBOR	1.500%	03/18/2016		92,800	687	(26)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		21,200	1,219	294
Pay	6-Month AUD-BBR-BBSW	3.500%	03/15/2018	AUD	900	(2)	1
Pay	6-Month AUD-BBR-BBSW	3.750%	12/11/2018		2,700	2	8

						$1,907	$283

(m)	Securities with an aggregate market value of $901 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	155

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

(n)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (2)		Notional Amount (3)	Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BOA	1.000%	03/20/2016	0.609%	$	800	$9	$(28)	$37
American International Group, Inc.	CBK	1.000%	03/20/2016	0.609%		800	9	(29)	38
American International Group, Inc.	UAG	1.000%	12/20/2020	1.378%		100	(3)	(22)	19
Berkshire Hathaway Finance Corp.	BRC	1.000%	06/20/2017	0.640%		400	6	(10)	16
Berkshire Hathaway Finance Corp.	FBF	1.000%	06/20/2017	0.640%		300	5	(7)	12
Brazil Government International Bond	BRC	1.000%	06/20/2015	0.864%		500	2	(7)	9
Brazil Government International Bond	BRC	1.000%	06/20/2016	1.024%		900	0	(1)	1
Brazil Government International Bond	DUB	1.000%	06/20/2015	0.864%		1,000	3	(10)	13
Brazil Government International Bond	DUB	1.000%	06/20/2016	1.024%		400	0	(1)	1
Brazil Government International Bond	FBF	1.000%	06/20/2016	1.024%		1,700	0	(2)	2
Brazil Government International Bond	GST	1.000%	06/20/2015	0.864%		500	1	(7)	8
Brazil Government International Bond	HUS	1.000%	09/20/2015	0.916%		600	1	(6)	7
Brazil Government International Bond	HUS	1.000%	06/20/2016	1.024%		5,300	(2)	(142)	140
Brazil Government International Bond	JPM	1.000%	09/20/2015	0.916%		100	0	(1)	1
Brazil Government International Bond	UAG	1.000%	09/20/2015	0.916%		500	1	(5)	6
China Government International Bond	BPS	1.000%	03/20/2016	0.386%		300	6	4	2
China Government International Bond	BRC	1.000%	03/20/2016	0.386%		700	13	8	5
China Government International Bond	DUB	1.000%	09/20/2022	1.117%		100	(1)	(3)	2
China Government International Bond	FBF	1.000%	09/20/2022	1.117%		1,800	(20)	(61)	41
China Government International Bond	MYC	1.000%	06/20/2016	0.407%		3,800	75	(117)	192
Export-Import Bank of China	DUB	1.000%	06/20/2017	0.639%		100	2	(4)	6
Indonesia Government International Bond	BRC	1.000%	06/20/2016	0.975%		500	1	(8)	9
Indonesia Government International Bond	DUB	1.000%	06/20/2021	2.059%		200	(16)	(14)	(2)
Indonesia Government International Bond	HUS	1.000%	06/20/2016	0.975%		200	1	(3)	4
Indonesia Government International Bond	JPM	1.000%	06/20/2021	2.059%		600	(47)	(42)	(5)
Indonesia Government International Bond	MYC	1.000%	09/20/2016	1.069%		1,600	(3)	(122)	119
Indonesia Government International Bond	UAG	1.000%	06/20/2021	2.059%		200	(16)	(14)	(2)
Italy Government International Bond	BOA	1.000%	03/20/2018	2.954%		200	(17)	(15)	(2)
Italy Government International Bond	DUB	1.000%	03/20/2018	2.954%		200	(18)	(15)	(3)
Japan Government International Bond	BOA	1.000%	03/20/2016	0.456%		200	4	3	1
Japan Government International Bond	GST	1.000%	12/20/2015	0.430%		1,400	22	(13)	35
Japan Government International Bond	JPM	1.000%	03/20/2016	0.456%		5,400	89	23	66
MetLife, Inc.	DUB	1.000%	03/20/2018	1.158%		1,200	(9)	(68)	59
Mexico Government International Bond	DUB	1.000%	03/20/2016	0.591%		800	10	(6)	16
Mexico Government International Bond	DUB	1.000%	06/20/2016	0.618%		1,900	24	5	19
Mexico Government International Bond	GST	1.000%	06/20/2016	0.618%		3,600	45	(122)	167
Mexico Government International Bond	MYC	1.000%	03/20/2016	0.591%		1,400	17	(9)	26
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.294%		300	7	5	2
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.279%		200	5	4	1
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.294%		500	12	9	3
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.207%		200	3	1	2
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.294%		400	9	7	2

							$230	$(845)	$1,075

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015	$	900	$41	$53	$(12)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		900	40	117	(77)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		4,200	190	265	(75)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		700	32	79	(47)
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		386	7	0	7
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		675	12	0	12
CMBX.NA.AAA.3 Index	BOA	0.080%	12/13/2049		200	(7)	(12)	5
CMBX.NA.AAA.4 Index	CBK	0.350%	02/17/2051		100	(3)	(4)	1

						$312	$498	$(186)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

156	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MYC	MXN	1,400	$3	$0	$3
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	BRC		48,600	24	7	17
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	HUS		1,800	1	(1)	2
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MYC		64,000	32	10	22
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BOA		3,000	6	0	6
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BRC		8,000	17	(7)	24
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	HUS		4,000	8	(2)	10
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MYC		3,000	7	(1)	8
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	UAG		2,000	5	0	5
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	BOA		500	0	(1)	1
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	HUS		21,400	1	(43)	44
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MYC		9,600	1	(18)	19

							$105	$(56)	$161

Total Return Swaps on Indices
Pay/Receive	Underlying Reference	# of Units	Financing Rate	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation
Receive	S&P 500 Total Return Index	59,000	3-Month USD-LIBOR plus a specified spread	$	155,415	02/28/2014	BRC	$7,907
Receive	S&P 500 Total Return Index	103,567	3-Month USD-LIBOR plus a specified spread		276,516	03/31/2014	BRC	10,253

								$18,160

(o)	Written options outstanding as of March 31, 2013:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$129.000	04/26/2013	24	$10	$(1)
Call - CBOT U.S. Treasury 10-Year Note May Futures	132.500	04/26/2013	24	6	(7)

				$16	$(8)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	5,200	$10	$(9)
Put - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		5,200	12	(11)
Call - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		1,300	2	(2)
Put - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		1,300	3	(3)
Call - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		1,300	3	(2)
Put - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		1,300	3	(3)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013	$	5,300	37	0
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013	EUR	4,900	10	(1)
Put - OTC 2-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		300	1	0
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.300%	04/29/2013	$	2,200	6	0
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		3,700	9	(1)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	09/03/2013		9,000	31	(28)
Call - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.750%	04/02/2013		4,500	2	0
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.150%	04/02/2013		4,500	8	0
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		5,000	12	(1)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.750%	04/02/2013		3,800	1	0
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.150%	04/02/2013		3,800	6	0
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.850%	04/29/2013		3,800	5	(1)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.200%	04/29/2013		3,800	3	(2)
Put - OTC 5-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013	EUR	1,700	9	(1)
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		700	3	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.800%	07/29/2013	$	1,800	7	(7)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		1,800	12	(6)
Call - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		1,100	5	(4)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		1,100	8	(3)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	157

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.800%	07/29/2013	$	4,200	$8	$(15)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		4,200	26	(13)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		9,400	47	(34)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		9,400	42	(29)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		5,600	22	(21)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		5,600	24	(17)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		4,600	23	(17)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		4,600	32	(14)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		2,700	9	(10)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		2,700	12	(8)

								$453	$(263)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC USD versus JPY	BPS	JPY	87.000	04/04/2013	$	5,700	$11	$0
Call - OTC USD versus JPY	BOA		96.000	04/04/2013		700	7	(1)

							$18	$(1)

Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$	1,100	$10	$(2)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		400	5	(1)

							$15	$(3)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2012	0	$123,300	EUR	0	$1,141
Sales	146	486,300		24,000	1,342
Closing Buys	0	(78,000)		(400)	(119)
Expirations	(98)	(398,000)		(400)	(1,816)
Exercised	0	(17,500)		0	(46)

Balance at 03/31/2013	48	$116,100	EUR	23,200	$502

(p)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	04/01/2043	$3,000	$3,247	$(3,250)

				$3,247	$(3,250)

(q)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	31	$	32	CBK	$0	$0	$0
04/2013	BRL	9,015		4,585	FBF	124	0	124
04/2013		9,015		4,477	UAG	15	0	15
04/2013	EUR	33,609		43,837	FBF	755	0	755
04/2013		10,614		13,794	RYL	189	0	189
04/2013	JPY	168,760		1,896	BRC	103	0	103
04/2013		100,166		1,104	MSC	40	0	40
04/2013		168,760		1,893	UAG	100	0	100
04/2013	MXN	93,937		7,298	BOA	0	(306)	(306)
04/2013		64,456		4,966	BRC	0	(251)	(251)
04/2013		220,232		17,148	HUS	0	(665)	(665)
04/2013		57,193		4,376	JPM	0	(254)	(254)
04/2013	$	4,477	BRL	9,015	FBF	0	(15)	(15)
04/2013		4,360		9,015	UAG	101	0	101
04/2013		100	MXN	1,276	BOA	3	0	3

158	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	$	557	MXN	7,296	DUB	$34	$0	$34
04/2013		155		1,995	FBF	7	0	7
04/2013		3,162		41,452	HUS	193	0	193
04/2013		1,236		15,794	JPM	42	0	42
04/2013		808		10,499	MSC	42	0	42
04/2013		4,884		63,488	UAG	256	0	256
05/2013	EUR	44,223	$	56,534	BPS	0	(164)	(164)
05/2013		1,052		1,350	DUB	1	0	1
05/2013	MXN	120,569		9,439	BOA	0	(295)	(295)
05/2013		55,574		4,348	MSC	0	(139)	(139)
05/2013		120,569		9,443	UAG	0	(291)	(291)
06/2013	CAD	17,452		16,973	BRC	0	(176)	(176)
06/2013	EUR	319		416	BPS	7	0	7
06/2013		444		580	BRC	11	0	11
06/2013		2,044		2,648	RBC	27	0	27
06/2013	GBP	2,925		4,400	BRC	0	(43)	(43)
06/2013		400		601	RYL	0	(7)	(7)
06/2013		7,392		11,113	WST	0	(114)	(114)
06/2013	MXN	132,374		10,502	BOA	0	(137)	(137)
06/2013		71,252		5,514	BPS	0	(212)	(212)
06/2013		19,652		1,571	CBK	0	(8)	(8)
06/2013		8,258		637	GLM	0	(27)	(27)
06/2013		7,921		631	HUS	0	(6)	(6)
06/2013		29,304		2,333	JPM	0	(24)	(24)
06/2013		124,139		9,821	UAG	0	(155)	(155)
06/2013	$	4,550	BRL	9,015	FBF	0	(120)	(120)
06/2013		6,559	MXN	84,607	HUS	237	0	237
06/2013		145		1,838	JPM	2	0	2
08/2013		200	IDR	1,984,000	JPM	1	0	1
09/2013	EUR	400	$	505	UAG	0	(8)	(8)
12/2013		7,500		9,467	BOA	0	(169)	(169)
04/2014		200		253	CBK	0	(4)	(4)
06/2014		300		380	FBF	0	(6)	(6)
08/2014		200		253	BPS	0	(5)	(5)

						$2,290	$(3,601)	$(1,311)

(r)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$105,520	$303	$105,823
Industrials	0	46,341	1,560	47,901
Utilities	0	6,506	0	6,506
Municipal Bonds & Notes
California	0	7,685	0	7,685
Connecticut	0	3,779	0	3,779
Illinois	0	4,340	0	4,340
Iowa	0	595	0	595
Nevada	0	140	0	140
New Jersey	0	1,412	0	1,412
New York	0	15,788	0	15,788
North Carolina	0	235	0	235
Ohio	0	2,300	0	2,300
Texas	0	776	0	776
Virginia	0	2,005	0	2,005
Washington	0	5,384	0	5,384
West Virginia	0	483	0	483
U.S. Government Agencies	0	287,377	851	288,228
U.S. Treasury Obligations	0	272,427	0	272,427
Mortgage-Backed Securities	0	73,952	0	73,952
Asset-Backed Securities	0	27,426	1,063	28,489
Sovereign Issues	0	126,555	0	126,555
Convertible Preferred Securities
Banking & Finance	9,794	0	0	9,794
Industrials	0	0	0	0
Preferred Securities
Banking & Finance	0	0	1,577	1,577

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Short-Term Instruments
Certificates of Deposit	$0	$27,203	$0	$27,203
Commercial Paper	0	45,513	0	45,513
Repurchase Agreements	0	12,530	0	12,530
Mexico Treasury Bills	0	51,226	0	51,226
Central Funds Used for Cash Management Purposes	50,006	0	0	50,006
	$59,800	$1,127,498	$5,354	$1,192,652

Short Sales, at value	$0	$(3,250)	$0	$(3,250)

Financial Derivative Instruments - Assets
Credit Contracts	0	1,114	0	1,114
Equity Contracts	14,464	18,160	0	32,624
Foreign Exchange Contracts	0	2,290	0	2,290
Interest Rate Contracts	385	470	0	855
	$14,849	$22,034	$0	$36,883

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(226)	0	(226)
Foreign Exchange Contracts	0	(3,602)	0	(3,602)
Interest Rate Contracts	(196)	(296)	(3)	(495)
	$(196)	$(4,124)	$(3)	$(4,323)

Totals	$74,453	$1,142,158	$5,351	$1,221,962

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	159

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$298	$0	$0	$(2)	$0	$7	$0	$0	$303	$7
Industrials	0	1,500	0	0	0	60	0	0	1,560	60
U.S. Government Agencies	8,567	(7,450)	(303)	0	0	37	0	0	851	5
Asset-Backed Securities	1,998	1,800	(1,567)	13	20	50	0	(1,251)	1,063	0
Convertible Preferred Securities
Industrials	10	0	0	0	0	(10)	0	0	0	(10)
Preferred Securities
Banking & Finance	1,625	0	0	0	0	(48)	0	0	1,577	(48)

	$12,498	$(4,150)	$(1,870)	$11	$20	$96	$0	$(1,251)	$5,354	$14

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(2)	$0	$0	$0	$0	$(1)	$0	$0	$(3)	$(1)

Totals	$12,496	$(4,150)	$(1,870)	$11	$20	$95	$0	$(1,251)	$5,351	$13

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$303	Benchmark Pricing	Base Price	101.00
Industrials	1,560	Third Party Vendor	Broker Quote	104.00
U.S. Government Agencies	851	Third Party Vendor	Broker Quote	100.10
Asset-Backed Securities	1,063	Benchmark Pricing	Base Price	100.13
Preferred Securities
Banking & Finance	1,577	Benchmark Pricing	Base Price	$7,258.66

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(3)	Indicative Market Quotations	Broker Quote	0.17-0.19

Total	$5,351

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(s)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$2,189	$0	$10	$2,199
Unrealized appreciation on foreign currency contracts	0	0	0	2,290	0	2,290
Unrealized appreciation on OTC swap agreements	0	1,114	18,160	0	161	19,435

	$0	$1,114	$20,349	$2,290	$171	$23,924

Liabilities:
Written options outstanding	$0	$0	$0	$1	$274	$275
Variation margin payable on financial derivative instruments (2)	0	0	0	0	143	143
Unrealized depreciation on foreign currency contracts	0	0	0	3,601	0	3,601
Unrealized depreciation on OTC swap agreements	0	225	0	0	0	225

	$0	$225	$0	$3,602	$417	$4,244

160	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$(97)	$0	$(22)	$(119)
Net realized gain on futures contracts	0	0	85,010	0	567	85,577
Net realized gain on written options	0	0	0	0	1,710	1,710
Net realized gain (loss) on swaps	0	(258)	19,970	0	955	20,667
Net realized (loss) on foreign currency transactions	0	0	0	(992)	0	(992)

	$0	$(258)	$104,883	$(992)	$3,210	$106,843

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$0	$10	$0	$(1)	$9
Net change in unrealized appreciation on futures contracts	0	0	6,233	0	194	6,427
Net change in unrealized appreciation (depreciation) on written options	0	0	0	17	(557)	(540)
Net change in unrealized appreciation (depreciation) on swaps	0	508	8,790	0	(508)	8,790
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(816)	0	(816)

	$0	$508	$15,033	$(799)	$(872)	$13,870

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $14,653 and open centrally cleared swaps cumulative appreciation/(depreciation) of $283 as reported in the Notes to Schedule of Investments.

(t)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(943)	$901	$(42)
BPS	(369)	0	(369)
BRC	17,894	(16,360)	1,534
CBK	(2)	0	(2)
DUB	18	0	18
FBF	730	(880)	(150)
GLM	(95)	0	(95)
GST	76	0	76
HUS	(41)	0	(41)
JPM	(216)	0	(216)
MSC	(57)	(165)	(222)
MYC	141	(230)	(89)
RBC	27	0	27
RYL	164	0	164
SOG	3	0	3
UAG	14	(190)	(176)
WST	(115)	0	(115)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	161

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 18.2%

BANKING & FINANCE 12.7%
Ally Financial, Inc.
3.680% due 06/20/2014		$600	$617
4.625% due 06/26/2015		11,800	12,353
7.500% due 09/15/2020		600	734
8.300% due 02/12/2015		700	779
American Express Bank FSB
5.500% due 04/16/2013		1,100	1,102
American General Capital
8.500% due 07/01/2030		3,300	4,389
American International Group, Inc.
4.250% due 05/15/2013		3,400	3,415
5.450% due 05/18/2017		100	115
5.600% due 10/18/2016		3,000	3,412
5.850% due 01/16/2018		3,300	3,873
6.250% due 03/15/2087		1,000	1,113
6.765% due 11/15/2017	GBP	1,648	3,001
8.175% due 05/15/2068		$30,750	41,551
8.625% due 05/22/2068	GBP	1,450	2,721
ASIF
3.000% due 02/17/2017	EUR	3,100	3,923
6.150% due 10/14/2019		10,000	15,164
Banco do Brasil S.A.
3.058% due 07/02/2014		$1,900	1,919
3.875% due 10/10/2022		6,700	6,499
Banco Santander Brasil S.A.
4.250% due 01/14/2016		2,000	2,095
4.500% due 04/06/2015		3,400	3,552
Banco Santander Chile
1.902% due 01/19/2016		1,400	1,382
3.875% due 09/20/2022		4,000	4,049
Bank of America Corp.
0.888% due 05/23/2017	EUR	5,700	6,950
1.722% due 01/30/2014		$9,235	9,318
6.500% due 08/01/2016		2,200	2,536
Bank of America N.A.
6.000% due 10/15/2036		4,300	5,178
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		300	338
Bank of Montreal
1.950% due 01/30/2018		1,500	1,562
2.850% due 06/09/2015		700	735
Bank One Capital
8.750% due 09/01/2030		325	465
Barclays Bank PLC
14.000% due 06/15/2019 (e)	GBP	420	863
BBVA Bancomer S.A.
4.500% due 03/10/2016		$600	640
6.500% due 03/10/2021		3,300	3,762
6.750% due 09/30/2022		3,800	4,351
Bear Stearns Cos. LLC
6.400% due 10/02/2017		700	837
BNP Paribas S.A.
0.705% due 04/08/2013		3,100	3,100
7.781% due 07/02/2018 (e)	EUR	450	635
BPCE S.A.
2.375% due 10/04/2013		$500	505
9.000% due 03/17/2015 (e)	EUR	6,000	8,099
Caledonia Generating LLC
1.950% due 02/28/2022		$16,527	16,660
CBA Capital Trust
5.805% due 06/30/2015 (e)		2,900	3,011
CIT Group, Inc.
4.250% due 08/15/2017		3,000	3,150
4.750% due 02/15/2015		3,500	3,675
5.250% due 04/01/2014		5,800	6,039

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup, Inc.
0.551% due 06/09/2016		$900	$869
0.859% due 05/31/2017	EUR	3,500	4,268
1.755% due 01/13/2014		$3,300	3,331
2.293% due 08/13/2013		12,000	12,080
5.000% due 09/15/2014		17,800	18,697
5.500% due 04/11/2013		6,000	6,007
6.125% due 08/25/2036		1,700	1,953
Compass Bank
6.400% due 10/01/2017		19,800	21,550
Credit Agricole S.A.
7.875% due 10/26/2019 (e)	EUR	4,150	5,695
Credit Suisse
2.200% due 01/14/2014		$1,200	1,216
Eksportfinans ASA
2.000% due 09/15/2015		19,200	18,445
2.375% due 05/25/2016		22,310	21,240
Erste Abwicklungsanstalt
1.125% due 09/30/2015	EUR	17,500	22,864
Export-Import Bank of India
4.000% due 08/07/2017		$10,000	10,580
Export-Import Bank of Korea
4.000% due 01/29/2021		3,100	3,355
5.875% due 01/14/2015		1,900	2,064
8.125% due 01/21/2014		6,400	6,775
Fifth Third Bancorp
8.250% due 03/01/2038		1,300	1,808
Ford Motor Credit Co. LLC
7.000% due 10/01/2013		3,100	3,198
8.000% due 06/01/2014		2,500	2,690
General Electric Capital Corp.
7.500% due 08/21/2035		11,600	16,426
Goldman Sachs Group, Inc.
0.574% due 01/30/2017	EUR	1,100	1,369
GSPA Monetization Trust
6.422% due 10/09/2029		$2,499	2,623
HBOS PLC
0.983% due 09/06/2017		900	838
HSBC Bank PLC
2.000% due 01/19/2014		1,200	1,212
HSBC Bank USA N.A.
6.000% due 08/09/2017		14,400	16,899
HSBC Capital Funding LP
4.610% due 06/27/2013 (e)		3,900	3,899
10.176% due 06/30/2030 (e)		14,500	20,481
HSBC Finance Capital Trust
5.911% due 11/30/2035		1,700	1,721
HSBC Finance Corp.
6.676% due 01/15/2021		20,800	24,666
ING Bank NV
1.681% due 06/09/2014		1,900	1,923
2.500% due 01/14/2016		800	835
International Lease Finance Corp.
5.625% due 09/20/2013		5,000	5,100
Intesa Sanpaolo SpA
2.688% due 02/24/2014		2,700	2,716
3.125% due 01/15/2016		1,700	1,663
Itau Unibanco Holding S.A.
6.200% due 04/15/2020		1,200	1,320
JPMorgan Chase & Co.
0.465% due 09/26/2013	EUR	1,900	2,438
0.908% due 02/26/2016		$40,000	40,052
1.102% due 01/24/2014		1,400	1,409
4.250% due 10/15/2020		300	330
5.250% due 05/01/2015		1,000	1,085
6.300% due 04/23/2019		10,000	12,236
7.900% due 04/30/2018 (e)		2,500	2,876

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea Development Bank
4.375% due 08/10/2015		$2,500	$2,687
Korea Finance Corp.
3.250% due 09/20/2016		1,200	1,276
LBG Capital PLC
6.439% due 05/23/2020	EUR	7,000	9,029
7.625% due 10/14/2020		2,400	3,201
7.869% due 08/25/2020	GBP	20,414	32,678
7.875% due 11/01/2020		$8,800	9,671
8.000% due 06/15/2020 (e)		5,000	5,370
Merrill Lynch & Co., Inc.
0.510% due 05/30/2014	EUR	5,800	7,412
5.000% due 01/15/2015		$1,700	1,809
6.875% due 11/15/2018		9,000	11,067
Morgan Stanley
0.784% due 10/15/2015		47,820	47,056
1.281% due 04/29/2013		300	300
2.792% due 05/14/2013		7,000	7,019
5.950% due 12/28/2017		500	580
National City Bank
0.651% due 06/07/2017		700	693
Nordea Bank AB
2.125% due 01/14/2014		600	607
Northern Rock Asset Management PLC
5.625% due 06/22/2017		2,600	3,033
Progressive Corp.
6.700% due 06/15/2067		6,400	7,104
Prudential Financial, Inc. CPI Linked Bond
3.740% due 06/10/2013		1,000	1,004
Qatari Diar Finance QSC
3.500% due 07/21/2015		1,300	1,367
Rabobank Group
6.875% due 03/19/2020	EUR	7,100	10,243
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (e)		$900	868
7.640% due 09/29/2017 (e)		6,000	5,400
Santander Holdings USA, Inc.
3.000% due 09/24/2015		35,600	36,524
SLM Corp.
0.533% due 06/17/2013	EUR	17,200	22,103
0.601% due 01/27/2014		$700	694
4.000% due 07/25/2014		5,000	5,059
4.250% due 08/11/2014		3,343	3,446
5.000% due 10/01/2013		1,500	1,530
5.050% due 11/14/2014		3,600	3,813
8.000% due 03/25/2020		1,300	1,513
SLM Corp. CPI Linked Bond
4.098% due 01/31/2014		1,000	1,005
State Bank of India
4.500% due 07/27/2015		4,300	4,533
Temasek Financial Ltd.
4.300% due 10/25/2019		500	571
UBS AG
7.750% due 09/01/2026		5,000	6,507
UBS Preferred Funding Trust
6.243% due 05/15/2016 (e)		7,275	7,557
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		300	323
5.450% due 11/22/2017		700	761
Wachovia Capital Trust
0.804% due 01/15/2027		25	21
Wachovia Corp.
0.489% due 08/01/2013		700	701

			799,104

162	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 3.8%
AbbVie, Inc.
1.056% due 11/06/2015		$4,900	$4,974
Altria Group, Inc.
7.750% due 02/06/2014		2,300	2,436
9.700% due 11/10/2018		3,378	4,709
Anheuser-Busch InBev Worldwide, Inc.
0.851% due 01/27/2014		7,900	7,926
Ashland, Inc.
3.000% due 03/15/2016		21,500	21,930
Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021		2,400	2,555
Continental Airlines, Inc.
6.750% due 09/15/2015		6,500	6,841
Corp. Nacional del Cobre de Chile
7.500% due 01/15/2019		300	379
CSN Islands Corp.
6.875% due 09/21/2019		400	446
CSN Resources S.A.
6.500% due 07/21/2020		10,700	11,497
CVS Pass-Through Trust
6.943% due 01/10/2030		1,118	1,395
Daimler Finance North America LLC
0.905% due 01/09/2015		18,650	18,734
1.480% due 09/13/2013		2,000	2,008
DCP Midstream LLC
9.700% due 12/01/2013		3,435	3,628
Deutsche Telekom International Finance BV
5.250% due 07/22/2013		5,000	5,070
DISH DBS Corp.
6.625% due 10/01/2014		3,000	3,199
7.000% due 10/01/2013		9,350	9,613
Eaton Vance Corp.
6.500% due 10/02/2017		600	722
El Paso LLC
7.800% due 08/01/2031		900	1,006
Eli Lilly & Co.
4.200% due 03/06/2014		10,000	10,356
General Mills, Inc.
5.250% due 08/15/2013		4,784	4,869
Gerdau Trade, Inc.
5.750% due 01/30/2021		600	643
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		1,000	1,081
7.625% due 04/09/2019		1,000	1,287
Kraft Foods Group, Inc.
6.125% due 08/23/2018		10,000	12,183
Mondelez International, Inc.
2.625% due 05/08/2013		9,500	9,519
Newell Rubbermaid, Inc.
6.250% due 04/15/2018		10,000	11,763
Noble Group Ltd.
4.875% due 08/05/2015		1,000	1,055
Pearson Dollar Finance PLC
5.500% due 05/06/2013		600	602
Pemex Project Funding Master Trust
7.500% due 12/18/2013	GBP	100	159
Petrobras International Finance Co.
5.750% due 01/20/2020		$3,600	3,985
5.875% due 03/01/2018		2,100	2,369
8.375% due 12/10/2018		400	502
PPG Industries, Inc.
6.650% due 03/15/2018		4,200	5,190
President and Fellows of Harvard College
6.500% due 01/15/2039		8,600	12,249
Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021		7,000	7,755

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Telefonica Emisiones S.A.U.
2.582% due 04/26/2013	$3,000	$3,005
Time Warner Cable, Inc.
6.200% due 07/01/2013	10,700	10,843
Total Capital Canada Ltd.
0.683% due 01/15/2016	9,300	9,348
Transocean, Inc.
4.950% due 11/15/2015	2,000	2,165
Vale Overseas Ltd.
5.625% due 09/15/2019	1,500	1,700
Vivendi S.A.
2.400% due 04/10/2015	1,200	1,225
Volkswagen International Finance NV
0.889% due 11/20/2014	2,500	2,511
WM Wrigley Jr. Co.
3.700% due 06/30/2014	10,000	10,273

		235,705

UTILITIES 1.7%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	200	256
AT&T, Inc.
0.677% due 02/12/2016	42,000	42,203
BellSouth Corp.
4.020% due 04/26/2021	8,800	8,819
British Telecommunications PLC
1.405% due 12/20/2013	10,000	10,080
Electricite de France S.A.
5.500% due 01/26/2014	200	208
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	800	855
6.212% due 11/22/2016	100	112
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	200	217
Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022	2,900	2,860
Majapahit Holding BV
8.000% due 08/07/2019	3,000	3,712
NV Energy, Inc.
6.250% due 11/15/2020	1,200	1,456
Qtel International Finance Ltd.
3.375% due 10/14/2016	1,900	2,006
4.750% due 02/16/2021	300	335
Sempra Energy
9.800% due 02/15/2019	10,000	14,080
Southern California Edison Co.
0.730% due 09/15/2014	12,100	12,170
Telefonica Chile S.A.
3.875% due 10/12/2022	4,000	3,950
TNK-BP Finance S.A.
6.625% due 03/20/2017	1,900	2,157
Verizon Communications, Inc.
5.250% due 04/15/2013	300	300

		105,776

Total Corporate Bonds & Notes (Cost $1,106,844)		1,140,585

MUNICIPAL BONDS & NOTES 3.1%

ALABAMA 0.3%
Alabama Public School & College Authority Revenue Bonds, Series 2010
5.150% due 09/01/2027	15,300	18,255

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CALIFORNIA 0.9%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	$700	$989
6.918% due 04/01/2040	490	669
Bay Area Toll Authority, California Revenue Bonds, Series 2012
5.000% due 04/01/2026	12,300	14,557
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	1,000	1,212
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	100	139
7.550% due 04/01/2039	100	144
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	1,500	2,196
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	100
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	20,855	24,371
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	1,100	1,057
La Quinta Financing Authority, California Tax Allocation Bonds, Series 2011
8.070% due 09/01/2036	2,730	2,984
Long Beach Redevelopment Agency, California Tax Allocation Bonds, (BABs), Series 2010
8.360% due 08/01/2040	2,225	2,451
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	300	390
7.618% due 08/01/2040	500	671
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	1,000	1,450
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	800	1,082
Los Angeles Wastewater System, California Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	1,175
Riverside Community College District, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	100	117
7.021% due 08/01/2040	200	233
Riverside County, California Economic Development Agency Tax Allocation Bonds, Series 2010
7.750% due 10/01/2037	820	856
San Diego Tobacco Settlement Revenue Funding Corp. California Revenue Bonds, Series 2006
7.125% due 06/01/2032	85	81
University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	300	300
6.398% due 05/15/2031	300	375
6.548% due 05/15/2048	500	661

		58,260

CONNECTICUT 0.1%
Connecticut State General Obligation Bonds, Series 2012
5.000% due 09/15/2023	2,500	3,092
5.000% due 06/01/2024	3,800	4,632

		7,724

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	163

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	$1,000	$1,151
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	800	982

		2,133

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	65	65

LOUISIANA 0.1%
New Orleans, Louisiana General Obligation Bonds, (BABs), Series 2010
8.300% due 12/01/2029	1,200	1,478
8.550% due 12/01/2034	3,850	4,791
Tobacco Settlement Financing Corp. Louisiana Revenue Bonds, Series 2001
5.875% due 05/15/2039	25	25

		6,294

NEVADA 0.1%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	600	843
North Las Vegas, Nevada General Obligation Bonds, (BABs), Series 2010
6.572% due 06/01/2040	3,900	4,393

		5,236

NEW JERSEY 0.0%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,200	1,695

NEW YORK 0.8%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
7.336% due 11/15/2039	1,300	1,904
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	2,500	3,163
New York City, New York General Obligation Bonds, Series 2012
5.000% due 08/01/2024	5,000	6,062
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.882% due 06/15/2044	100	132
6.011% due 06/15/2042	1,000	1,339
6.282% due 06/15/2042	100	119
New York City, New York Municipal Water Finance Authority Revenue Bonds, (NPFGC/FGIC Insured), Series 2007
4.750% due 06/15/2033	6,615	7,249
New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2012
5.000% due 07/15/2030	6,000	6,940
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	700	798
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	100	112
5.750% due 11/15/2051	11,800	13,817

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 03/15/2022	$3,300	$4,016
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 03/15/2031	1,000	1,156
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	1,000	1,236

		48,043

OHIO 0.2%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	1,500	2,232
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	4,800	4,324
Ohio Higher Educational Facility Commission Revenue Bonds, Series 2012
5.000% due 01/01/2038	4,475	4,966
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	200	213

		11,735

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	100	126

TEXAS 0.3%
Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2012
5.000% due 11/01/2021	980	1,147
Harris County, Texas Revenue Bonds, Series 2012
5.000% due 08/15/2026	10,000	12,020
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	3,900	5,041

		18,208

VIRGINIA 0.1%
Virginia Commonwealth Transportation Board Revenue Bonds, Series 2012
5.000% due 05/15/2028	5,000	5,933

WASHINGTON 0.2%
Washington State General Obligation Bonds, Series 2012
5.000% due 07/01/2024	9,400	11,502

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	280	241

Total Municipal Bonds & Notes (Cost $184,600)		195,450

U.S. GOVERNMENT AGENCIES 23.7%
Fannie Mae
0.500% due 03/30/2016	400	401
0.554% due 07/25/2037 - 09/25/2042	1,600	1,607
0.584% due 07/25/2037	1,440	1,449
0.604% due 09/25/2035	1,691	1,687
0.614% due 09/25/2035	2,884	2,911

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.654% due 09/25/2035 - 07/25/2041	$19,057	$19,271
0.804% due 01/25/2051	3,600	3,633
0.875% due 08/28/2017 - 02/08/2018	65,400	65,486
0.924% due 06/25/2037	4,463	4,501
0.934% due 06/25/2040	8,016	8,074
0.944% due 03/25/2040	3,348	3,388
1.250% due 01/30/2017	1,000	1,023
1.930% due 09/01/2035	65	68
2.066% due 11/01/2035	10	11
2.284% due 12/01/2033	31	33
2.344% due 03/01/2035	7	8
2.397% due 06/01/2034	294	314
2.425% due 10/01/2034	5	6
2.500% due 03/01/2022 - 05/01/2028	221,644	229,936
2.671% due 07/01/2035	31	34
2.742% due 12/01/2033	12	13
2.840% due 06/01/2035	77	82
2.870% due 09/01/2027	1,700	1,650
3.000% due 03/01/2027 - 04/01/2043	73,642	77,285
3.190% due 06/01/2035	103	110
3.500% due 07/01/2020 - 10/01/2042	203,080	215,292
3.890% due 07/01/2021	2,600	2,913
4.000% due 01/01/2025 - 05/01/2043	75,135	81,893
4.500% due 05/01/2023 - 09/01/2041	258,039	278,997
5.000% due 02/13/2017 - 07/01/2035	28,944	31,515
5.375% due 06/12/2017	300	358
5.500% due 11/01/2021 - 04/01/2043	79,362	86,724
6.000% due 10/01/2026 - 04/01/2043	10,691	11,732
Freddie Mac
0.583% due 03/15/2037	6,450	6,489
0.750% due 01/12/2018	157,600	156,895
0.875% due 03/07/2018	6,600	6,598
0.903% due 08/15/2037	6,026	6,081
0.913% due 10/15/2037	1,392	1,405
0.923% due 05/15/2037 - 09/15/2037	6,513	6,560
1.000% due 03/08/2017 - 09/29/2017	33,200	33,568
1.000% due 06/29/2017 (k)(l)	16,500	16,717
1.250% due 05/12/2017 - 10/02/2019	9,800	9,961
1.750% due 05/30/2019	600	618
2.000% due 02/15/2042	7,841	7,836
2.375% due 01/13/2022	12,900	13,463
2.737% due 06/01/2035	112	120
3.030% due 11/01/2034	50	54
3.500% due 08/01/2042 - 10/01/2042	53,874	56,986
3.750% due 03/27/2019	2,500	2,872
4.000% due 12/15/2040 - 07/15/2041	25,213	27,541
5.500% due 08/23/2017 - 03/01/2039	2,800	3,064
6.000% due 08/01/2027 - 04/01/2038	1,454	1,590
Ginnie Mae
6.000% due 07/15/2037 - 08/15/2037	88	99

164	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Small Business Administration
4.430% due 05/01/2029		$934	$1,035
5.520% due 06/01/2024		9	10

Total U.S. Government Agencies (Cost $1,474,408)			1,491,967

U.S. TREASURY OBLIGATIONS 30.4%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2017		9,631	10,395
0.125% due 01/15/2022 (k)		20,652	22,504
0.125% due 07/15/2022		15,920	17,377
0.625% due 07/15/2021		4,802	5,501
0.625% due 02/15/2043		67,201	67,763
0.750% due 02/15/2042 (k)(l)		18,750	19,673
1.125% due 01/15/2021		1,684	1,988
1.250% due 07/15/2020		5,068	6,062
1.375% due 01/15/2020		2,023	2,413
1.750% due 01/15/2028 (k)		7,254	9,246
1.875% due 07/15/2019		6,363	7,800
2.000% due 01/15/2026		2,784	3,633
2.125% due 01/15/2019		1,394	1,703
2.125% due 02/15/2040 (l)		16,193	22,900
2.375% due 01/15/2025 (k)		65,719	88,423
2.375% due 01/15/2027 (k)(l)		38,707	52,814
2.500% due 01/15/2029 (k)(l)		31,102	43,576
3.625% due 04/15/2028 (k)		3,701	5,795
U.S. Treasury Notes
0.375% due 11/15/2015 (k)(l)(m)		558,900	559,861
0.375% due 01/15/2016		900	901
0.750% due 12/31/2017 (i)		49,700	49,797
0.750% due 02/28/2018 (i)(k)(l)(m)		450,700	450,876
0.750% due 03/31/2018 (a)		30,700	30,681
0.875% due 01/31/2018		27,400	27,593
0.875% due 07/31/2019 (k)(l)		57,000	56,310
1.000% due 06/30/2019 (k)(l)(m)		56,300	56,120
1.000% due 08/31/2019		3,900	3,876
1.000% due 09/30/2019		2,600	2,583
1.125% due 05/31/2019		3,600	3,621
1.125% due 12/31/2019 (i)(k)(m)		10,900	10,871
1.125% due 03/31/2020 (a)		46,300	45,913
1.250% due 02/29/2020		16,100	16,141
1.375% due 01/31/2020		1,100	1,114
1.500% due 08/31/2018 (k)(l)		4,600	4,759
1.625% due 08/15/2022 (k)(l)		33,700	33,297
1.625% due 11/15/2022 (h)(i)		108,200	106,391
1.750% due 05/15/2022		1,000	1,004
2.000% due 02/15/2022		8,500	8,746
2.000% due 02/15/2023 (i)		33,100	33,550
2.625% due 04/30/2018		400	437
2.875% due 03/31/2018		500	552
3.375% due 11/15/2019		400	458
3.625% due 02/15/2020 (k)(l)(m)		13,500	15,700

Total U.S. Treasury Obligations (Cost $1,898,202)			1,910,718

MORTGAGE-BACKED SECURITIES 4.3%
American Home Mortgage Investment Trust
2.457% due 02/25/2045		19	18
Arran Residential Mortgages Funding PLC
1.626% due 05/16/2047	EUR	2,686	3,507
Banc of America Commercial Mortgage Trust
5.623% due 06/10/2049		$2,900	3,333
5.727% due 05/10/2045		300	339
Banc of America Funding Corp.
1.204% due 08/26/2037		1,698	1,683
2.631% due 05/25/2035		28	29

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.904% due 06/25/2034		$71	$72
Banc of America Large Loan Trust
2.503% due 11/15/2015		13,200	13,309
Banc of America Mortgage Trust
3.119% due 05/25/2033		95	94
3.124% due 07/25/2035		3,669	3,525
Banc of America Re-REMIC Trust
2.288% due 04/17/2049		86	86
BCRR Trust
5.858% due 07/17/2040		500	582
Bear Stearns Adjustable Rate Mortgage Trust
3.080% due 11/25/2034		204	204
3.428% due 12/25/2035		110	112
3.485% due 11/25/2034		48	49
Bear Stearns Alt-A Trust
2.926% due 09/25/2035		34	28
Bear Stearns Commercial Mortgage Securities
8.283% due 10/15/2032		1,050	1,179
Chase Mortgage Finance Corp.
5.740% due 09/25/2036		1,479	1,395
6.000% due 12/25/2036		667	680
Citigroup Mortgage Loan Trust, Inc.
2.570% due 10/25/2035		35	35
2.600% due 05/25/2035		51	51
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.218% due 07/15/2044		4,407	4,482
Commercial Mortgage Asset Trust
7.800% due 11/17/2032		11,627	12,111
Commercial Mortgage Pass-Through Certificates
5.246% due 04/10/2037		8,200	8,398
5.383% due 02/15/2040		100	110
5.543% due 12/11/2049		3,800	4,361
Countrywide Alternative Loan Trust
0.394% due 09/25/2046		6,813	4,810
0.484% due 02/25/2037		528	357
5.500% due 07/25/2035		22	20
Countrywide Home Loan Mortgage Pass-Through Trust
2.783% due 02/20/2036		37	32
2.800% due 02/20/2035		230	220
2.927% due 11/25/2034		1,741	1,640
Credit Suisse First Boston Mortgage Securities Corp.
7.130% due 11/15/2030		2,069	2,073
Deutsche ALT-A Securities, Inc.
0.534% due 02/25/2036		14,070	9,112
Epic Opera PLC
0.761% due 07/28/2016	GBP	979	1,465
Four Times Square Trust
5.401% due 12/13/2028		$6,900	8,203
Granite Master Issuer PLC
0.403% due 12/20/2054		943	925
0.734% due 12/20/2054	GBP	20,566	30,671
0.814% due 12/20/2054		10,346	15,431
Granite Mortgages PLC
0.589% due 01/20/2044	EUR	157	199
0.887% due 09/20/2044	GBP	871	1,309
0.891% due 01/20/2044		140	211
GS Mortgage Securities Corp.
1.103% due 03/06/2020		$5,308	5,312
GSR Mortgage Loan Trust
2.662% due 09/25/2035		94	97
5.111% due 11/25/2035		124	122
5.126% due 11/25/2035		4,377	4,068
6.000% due 07/25/2037		85	80
Harborview Mortgage Loan Trust
0.373% due 12/19/2036		932	616
0.423% due 05/19/2035		34	28

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.443% due 06/19/2035		$6,027	$5,051
5.450% due 06/19/2036^		4,130	2,997
Holmes Master Issuer PLC
1.545% due 10/15/2054	EUR	1,374	1,778
Indymac Index Mortgage Loan Trust
3.176% due 06/25/2036		$9,517	6,786
JPMorgan Alternative Loan Trust
2.792% due 05/25/2036^		5,804	4,371
JPMorgan Chase Commercial Mortgage Securities Corp.
4.158% due 01/12/2039		1,335	1,364
4.717% due 02/15/2046		2,700	3,137
5.130% due 01/12/2043		721	727
5.336% due 05/15/2047		1,700	1,923
JPMorgan Mortgage Trust
2.985% due 10/25/2036		4,734	3,951
4.863% due 02/25/2035		21	22
5.268% due 07/25/2035		1,912	1,985
5.700% due 10/25/2036		697	643
5.750% due 01/25/2036		145	137
Leek Finance Ltd.
0.502% due 12/21/2038		6,831	6,976
Lehman Mortgage Trust
6.000% due 09/25/2037		10,708	10,393
MASTR Adjustable Rate Mortgages Trust
2.596% due 07/25/2035		2,023	1,755
Mellon Residential Funding Corp.
0.643% due 12/15/2030		196	191
0.683% due 06/15/2030		3	3
Merrill Lynch Mortgage Investors Trust
0.414% due 02/25/2036		115	103
0.454% due 11/25/2035		140	133
2.407% due 05/25/2033		95	96
5.114% due 09/25/2035		5,040	4,838
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048		1,590	1,808
5.485% due 03/12/2051		100	114
Morgan Stanley Capital Trust
5.610% due 04/15/2049		1,129	1,144
5.809% due 12/12/2049		1,700	1,995
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		1,194	1,228
Nomura Asset Acceptance Corp.
4.976% due 05/25/2035		408	385
Prime Mortgage Trust
6.000% due 06/25/2036		2,786	2,406
Residential Accredit Loans, Inc. Trust
0.394% due 07/25/2036		8,697	6,448
0.394% due 09/25/2036		15,435	11,436
Silenus European Loan Conduit Ltd.
0.376% due 05/15/2019	EUR	104	126
Structured Adjustable Rate Mortgage Loan Trust
1.578% due 01/25/2035		$78	59
2.586% due 02/25/2034		103	105
2.652% due 08/25/2034		153	150
Structured Asset Mortgage Investments, Inc.
0.484% due 02/25/2036		42	30
Thornburg Mortgage Securities Trust
5.750% due 06/25/2047		7,184	6,634
Titan Europe PLC
0.791% due 10/23/2016	GBP	3,486	5,072
Wachovia Bank Commercial Mortgage Trust
0.283% due 06/15/2020		$15,490	15,283
5.509% due 04/15/2047		100	114
WaMu Mortgage Pass-Through Certificates
1.377% due 11/25/2042		15	15
2.462% due 10/25/2046		396	355
5.091% due 02/25/2037		2,184	2,097

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	165

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 01/25/2035		$117	$117
2.641% due 03/25/2036		154	155
5.413% due 12/25/2036		5,011	5,000

Total Mortgage-Backed Securities (Cost $258,637)			268,409

ASSET-BACKED SECURITIES 2.5%
ACA CLO Ltd.
0.551% due 07/25/2018		1,529	1,514
Accredited Mortgage Loan Trust
0.334% due 02/25/2037		8,948	8,073
0.670% due 09/25/2035		6,000	4,597
ACE Securities Corp.
0.264% due 10/25/2036		29	10
Ares CLO Ltd.
0.538% due 02/24/2018		1,187	1,182
Asset-Backed Securities Corp. Home Equity Loan Trust
0.479% due 09/25/2034		71	69
0.844% due 07/25/2035		2,000	1,738
Avoca CLO PLC
0.587% due 02/18/2022	EUR	1,665	2,099
Bear Stearns Asset-Backed Securities Trust
0.364% due 08/25/2036		$6,140	4,231
Centurion CDO Ltd.
0.672% due 01/30/2016		760	762
Citigroup Mortgage Loan Trust, Inc.
0.264% due 05/25/2037		24	24
0.404% due 05/25/2037		10,135	5,027
Cougar CLO PLC
0.581% due 07/15/2020	EUR	8,937	11,272
Countrywide Asset-Backed Certificates
0.384% due 06/25/2047		$4,000	3,027
0.454% due 04/25/2036		3,116	3,029
0.684% due 12/25/2031		4	3
Duane Street CLO Ltd.
0.543% due 11/08/2017		2,727	2,727
0.555% due 01/11/2021		11,947	11,810
First Franklin Mortgage Loan Trust
0.344% due 09/25/2036		11,586	9,865
0.694% due 09/25/2035		1,600	1,366
GSAMP Trust
0.254% due 12/25/2046		5,593	2,914
Gulf Stream Sextant CLO Ltd.
0.519% due 08/21/2020		3,554	3,534
Halcyon Structured Asset Management Long/Short Ltd.
0.495% due 10/12/2018		6,039	6,017
0.521% due 08/07/2021		2,464	2,437
Lafayette CLO Ltd.
1.683% due 09/06/2022		3,838	3,839
Long Beach Mortgage Loan Trust
0.764% due 10/25/2034		9	8
Massachusetts Educational Financing Authority
1.251% due 04/25/2038		1,822	1,841
MASTR Asset-Backed Securities Trust
0.494% due 12/25/2035		5,000	4,259
Morgan Stanley ABS Capital
0.294% due 01/25/2037		5,338	2,728
Morgan Stanley Home Equity Loan Trust
0.304% due 12/25/2036		7,917	5,071
NOB Hill CLO Ltd.
0.540% due 08/15/2018		8,944	8,878
Pacifica CDO Ltd.
0.670% due 05/13/2016		1,439	1,437
Penta CLO S.A.
0.564% due 06/04/2024	EUR	968	1,177

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RAAC Series
0.374% due 11/25/2036		$1,939	$1,920
Residential Asset Securities Corp. Trust
0.354% due 08/25/2036		8,536	8,048
Securitized Asset-Backed Receivables LLC
1.164% due 01/25/2036		3,500	2,435
SLM Student Loan Trust
0.463% due 12/15/2023	EUR	9,927	12,450
0.801% due 10/25/2017		$1,100	1,108
3.453% due 05/16/2044		1,360	1,442
3.500% due 08/17/2043		1,906	1,829
Structured Asset Securities Corp.
0.374% due 12/25/2036		2,000	1,382
0.524% due 05/25/2037		8,600	7,144
Tara Hill BV
0.903% due 01/24/2019	EUR	600	770
Trimaran CLO Ltd.
0.549% due 11/01/2018		$1,496	1,477
Wells Fargo Home Equity Trust
0.794% due 11/25/2035		1,000	773
Wind River CLO Ltd.
0.610% due 12/19/2016		570	569

Total Asset-Backed Securities (Cost $152,607)			157,912

SOVEREIGN ISSUES 9.1%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	600	834
5.500% due 07/12/2020		$2,100	2,378
6.500% due 06/10/2019		15,000	17,663
Indonesia Government International Bond
7.500% due 01/15/2016		1,500	1,725
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (d)	EUR	298	369
2.500% due 03/01/2015		4,100	5,297
3.000% due 04/15/2015		500	651
3.000% due 11/01/2015		500	650
3.500% due 11/01/2017		5,500	7,062
3.750% due 08/01/2015		3,200	4,223
3.750% due 04/15/2016		7,400	9,793
3.750% due 08/01/2016		2,400	3,168
4.000% due 02/01/2017		9,700	12,828
4.250% due 07/01/2014		200	264
4.250% due 08/01/2014		100	133
4.500% due 07/15/2015		33,400	44,745
4.750% due 09/15/2016		29,600	40,235
4.750% due 05/01/2017		21,200	28,592
4.750% due 06/01/2017		17,700	23,875
5.250% due 08/01/2017		2,400	3,305
6.000% due 11/15/2014		200	273
Italy Certificati Di Credito Del Tesoro
0.000% due 05/30/2014		14,300	18,024
0.000% due 09/30/2014		18,100	22,585
Korea Housing Finance Corp.
4.125% due 12/15/2015		$500	540
Mexico Government International Bond
3.500% due 12/14/2017 (d)	MXN	113,655	10,248
5.000% due 06/16/2016 (d)		19,321	1,763
6.250% due 06/16/2016		14,700	1,256
7.750% due 12/14/2017		16,200	1,486
9.000% due 06/20/2013		1,326,000	108,610
10.000% due 12/05/2024		3,800	443
Province of British Columbia
4.300% due 06/18/2042	CAD	100	113

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Province of Ontario
1.650% due 09/27/2019		$2,400	$2,403
2.850% due 06/02/2023	CAD	400	395
3.150% due 06/02/2022		6,700	6,860
4.000% due 10/07/2019		$500	572
4.000% due 06/02/2021	CAD	23,400	25,610
4.200% due 03/08/2018		100	109
4.200% due 06/02/2020		14,300	15,831
4.300% due 03/08/2017		1,100	1,192
4.400% due 06/02/2019		1,200	1,336
4.600% due 06/02/2039		1,000	1,159
5.500% due 06/02/2018		300	346
Province of Quebec
2.750% due 08/25/2021		$10,500	10,928
3.000% due 09/01/2023	CAD	7,100	7,042
3.500% due 07/29/2020		$200	222
3.500% due 12/01/2022	CAD	2,800	2,920
4.250% due 12/01/2021		3,800	4,208
4.250% due 12/01/2043		6,100	6,682
4.500% due 12/01/2016		100	109
4.500% due 12/01/2017		100	110
4.500% due 12/01/2018		200	223
4.500% due 12/01/2020		500	563
Spain Government International Bond
3.150% due 01/31/2016	EUR	700	903
3.750% due 10/31/2015		43,300	56,697
3.800% due 01/31/2017		100	130
4.000% due 07/30/2015		38,900	51,442
4.250% due 10/31/2016		500	660
4.400% due 01/31/2015		1,400	1,866

Total Sovereign Issues (Cost $571,554)			573,649

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (b)		24,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
DG Funding Trust
0.636% due 04/29/2013 (e)		85	618
Farm Credit Bank of Texas
10.000% due 12/15/2020 (e)		1,100	1,399

Total Preferred Securities (Cost $2,037)			2,017

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 21.9%

CERTIFICATES OF DEPOSIT 1.5%
Banco do Brasil S.A.
1.997% due 06/28/2013		$4,300	4,296
Bank of Nova Scotia
0.510% due 03/27/2014		10,200	10,218
Dexia Credit Local S.A.
1.650% due 09/12/2013		34,900	35,037
1.700% due 09/06/2013		36,800	36,947
Itau Unibanco Holding S.A.
0.000% due 10/31/2013		5,400	5,355
0.000% due 11/01/2013		3,700	3,664

			95,517

166	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 3.3%
Aluminum Co. of America
0.950% due 04/02/2013	$8,100	$8,100
0.950% due 04/03/2013	6,700	6,699
Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013	35,900	35,590
Daimler Finance North America LLC
0.840% due 10/11/2013	2,200	2,194
Electricite de France S.A.
0.830% due 01/17/2014	14,000	13,938
Entergy Corp.
0.800% due 04/09/2013	18,400	18,397
0.850% due 04/15/2013	15,000	14,995
0.850% due 05/20/2013	1,600	1,598
0.850% due 05/21/2013	1,400	1,398
0.850% due 05/28/2013	3,200	3,197
Ford Motor Credit Co. LLC
1.021% due 11/01/2013	6,500	6,459
1.021% due 11/08/2013	18,600	18,480
1.021% due 11/12/2013	3,800	3,775
Nisource Finance Corp.
0.970% due 04/12/2013	7,900	7,898
Santander S.A.
2.200% due 04/02/2013	2,300	2,300
2.370% due 01/02/2014	23,000	22,769
3.100% due 10/01/2013	9,200	9,154
Vodafone Group PLC
0.700% due 02/10/2014	14,000	13,918

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Xstrata Finance Dubai Ltd.
0.470% due 04/01/2013		$12,700	$12,700

			203,559

REPURCHASE AGREEMENTS 0.0%
Banc of America Securities LLC
0.210% due 04/01/2013		1,000	1,000
(Dated 03/28/2013. Collateralized by U.S. Treasury Bonds 3.125% due 02/15/2043 valued at $1,024. Repurchase proceeds are $1,000.)
State Street Bank and Trust Co.
0.010% due 04/01/2013		552	552
(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $566. Repurchase proceeds are $552.)

			1,552

SHORT-TERM NOTES 0.2%
Banco Bradesco S.A.
1.748% due 04/02/2013		12,800	12,799

MEXICO TREASURY BILLS 7.1%
4.308% due 04/04/2013 - 06/13/2013 (c)	MXN	5,557,900	448,409

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.136% due 02/06/2014 - 03/06/2014 (c)(i)(m)	$4,100	$4,096

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (f) 9.7%
PIMCO Short-Term Floating NAV Portfolio	1,747	17
PIMCO Short-Term Floating NAV Portfolio III	61,090,531	610,478

		610,495

Total Short-Term Instruments (Cost $1,361,806)		1,376,427

PURCHASED OPTIONS (o) 0.0%
(Cost $165)		75

Total Investments 113.2% (Cost $7,010,860)		$7,117,209

Written Options (p) (0.0%) (Premiums $4,433)		(2,125)

Other Assets and Liabilities (Net) (13.2%)		(826,195)

Net Assets 100.0%		$6,288,889

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity, date shown represents next contractual call date.
(f)	Affiliated to the Fund.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $149,605 at a weighted average interest rate of 0.148%.
(h)	Securities with an aggregate market value of $16,716 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
DEU	0.140%	03/25/2013	04/04/2013	$16,639	$(16,639)

(i)	Securities with an aggregate market value of $539,094 have been pledged or delivered as collateral for forward settling transactions, such as delayed-delivery or sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of March 31, 2013.
(j)	Sale-buyback financing transactions as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
BRC	0.080%	03/20/2013	04/03/2013	$99,822	$(99,829)
GLM	(0.010%)	03/27/2013	04/03/2013	33,506	(33,510)
	0.050%	03/19/2013	04/02/2013	136,654	(136,659)
	0.180%	03/12/2013	04/03/2013	52,948	(52,955)
	0.180%	03/19/2013	04/02/2013	881	(881)
	0.190%	03/12/2013	04/03/2013	15,325	(15,328)
	0.210%	03/13/2013	04/12/2013	26,380	(26,396)
MSC	(0.040%)	03/28/2013	04/01/2013	171,991	(171,990)

					$(537,548)

(1)	Payable for sale-buyback financing transactions includes $25 of deferred price drop on sale-buyback financing transactions.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	167

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

(k)	Securities with an aggregate market value of $296,109 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
3-Month Euribor December Futures	Long	12/2014	35	$20
3-Month Euribor June Futures	Long	06/2015	101	2
3-Month Euribor March Futures	Long	03/2015	102	(2)
3-Month Euribor September Futures	Long	09/2015	24	2
90-Day Eurodollar December Futures	Long	12/2013	385	28
90-Day Eurodollar December Futures	Long	12/2014	197	32
90-Day Eurodollar December Futures	Long	12/2015	2,002	(161)
90-Day Eurodollar June Futures	Long	06/2015	2,253	771
90-Day Eurodollar June Futures	Long	06/2016	94	(11)
90-Day Eurodollar March Futures	Long	03/2015	197	41
90-Day Eurodollar March Futures	Long	03/2016	688	(61)
90-Day Eurodollar September Futures	Long	09/2013	299	11
90-Day Eurodollar September Futures	Long	09/2015	303	34
90-Day Eurodollar September Futures	Long	09/2016	63	(10)
E-mini S&P 500 Index June Futures	Short	06/2013	72,139	(87,451)
Euro-Bund 10-Year Bond June Futures	Short	06/2013	31	(69)
S&P 500 Index June Futures	Short	06/2013	1,492	(7,922)
U.S. Treasury 10-Year Note June Futures	Long	06/2013	1,057	723

				$(94,023)

(l)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $15,927 and cash of $114 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Unrealized Appreciation/ (Depreciation)
CDX.BP.IG-19 5-Year Index	1.000%	12/20/2017	$400	$3	$0

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$	44,600	$5	$58
Pay	3-Month USD-LIBOR	1.500%	03/18/2016		2,505,900	18,554	1,004
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		84,400	4,854	(699)
Pay	6-Month AUD-BBR-BBSW	3.500%	03/15/2018	AUD	3,400	(9)	4
Pay	6-Month AUD-BBR-BBSW	3.750%	12/11/2018		9,600	8	29

						$23,412	$396

(m)	Securities with an aggregate market value of $14,523 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(n)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	BRC	1.000%	06/20/2017	0.640%	$	1,600	$25	$(41)	$66
Berkshire Hathaway Finance Corp.	FBF	1.000%	06/20/2017	0.640%		1,400	22	(35)	57
Berkshire Hathaway Finance Corp.	JPM	1.000%	03/20/2018	0.757%		1,500	18	(7)	25
Brazil Government International Bond	BRC	1.000%	06/20/2015	0.864%		500	2	(7)	9
Brazil Government International Bond	CBK	1.000%	09/20/2015	0.916%		1,000	2	(16)	18
Brazil Government International Bond	DUB	1.000%	06/20/2015	0.864%		1,500	5	(15)	20
Brazil Government International Bond	DUB	1.000%	06/20/2017	1.185%		1,500	(11)	(14)	3
Brazil Government International Bond	FBF	1.000%	06/20/2015	0.864%		300	1	(8)	9
Brazil Government International Bond	GST	1.000%	06/20/2015	0.864%		500	1	(7)	8
Brazil Government International Bond	HUS	1.000%	06/20/2015	0.864%		400	1	(11)	12
Brazil Government International Bond	HUS	1.000%	09/20/2015	0.916%		1,100	3	(11)	14
Brazil Government International Bond	HUS	1.000%	12/20/2015	0.959%		16,300	24	(92)	116
Brazil Government International Bond	JPM	1.000%	06/20/2015	0.864%		1,700	5	(19)	24
Brazil Government International Bond	JPM	1.000%	09/20/2015	0.916%		13,000	30	(177)	207
Brazil Government International Bond	JPM	1.000%	06/20/2017	1.185%		3,300	(24)	(45)	21

168	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	MYC	1.000%	06/20/2015	0.864%	$	500	$1	$(5)	$6
Brazil Government International Bond	MYC	1.950%	08/20/2016	1.059%		500	16	0	16
Brazil Government International Bond	UAG	1.000%	09/20/2015	0.916%		500	1	(5)	6
China Government International Bond	BOA	1.000%	06/20/2015	0.293%		900	15	15	0
China Government International Bond	BPS	1.000%	03/20/2016	0.386%		300	6	4	2
China Government International Bond	BRC	1.000%	03/20/2016	0.386%		700	13	8	5
China Government International Bond	BRC	1.000%	06/20/2016	0.407%		13,900	275	180	95
China Government International Bond	CBK	1.000%	06/20/2015	0.293%		200	3	3	0
China Government International Bond	CBK	1.000%	06/20/2016	0.407%		1,100	22	11	11
China Government International Bond	JPM	1.000%	06/20/2016	0.407%		2,300	46	24	22
China Government International Bond	RYL	1.000%	06/20/2015	0.293%		400	7	7	0
China Government International Bond	UAG	1.000%	06/20/2016	0.407%		1,100	22	12	10
General Electric Capital Corp.	BOA	1.000%	12/20/2015	0.542%		3,000	39	(59)	98
General Electric Capital Corp.	CBK	5.000%	09/20/2014	0.299%		3,900	280	139	141
Indonesia Government International Bond	DUB	1.000%	06/20/2017	1.280%		700	(8)	(21)	13
Indonesia Government International Bond	JPM	1.000%	06/20/2017	1.280%		1,900	(21)	(57)	36
Indonesia Government International Bond	UAG	1.000%	06/20/2017	1.280%		900	(10)	(28)	18
Italy Government International Bond	BOA	1.000%	03/20/2018	2.954%		900	(78)	(67)	(11)
Italy Government International Bond	DUB	1.000%	03/20/2018	2.954%		800	(70)	(59)	(11)
Japan Government International Bond	BOA	1.000%	03/20/2016	0.456%		200	3	3	0
Japan Government International Bond	JPM	1.000%	03/20/2016	0.456%		700	11	6	5
Japan Government International Bond	JPM	1.000%	06/20/2017	0.599%		2,700	45	(5)	50
Japan Government International Bond	MYC	1.000%	06/20/2017	0.599%		2,400	40	13	27
MetLife, Inc.	BOA	1.000%	12/20/2015	0.626%		4,200	44	(203)	247
MetLife, Inc.	CBK	1.000%	12/20/2015	0.626%		2,300	23	(84)	107
MetLife, Inc.	GST	1.000%	09/20/2015	0.559%		3,700	41	(238)	279
MetLife, Inc.	JPM	1.000%	09/20/2015	0.559%		5,800	64	(344)	408
Mexico Government International Bond	BOA	1.000%	09/20/2015	0.519%		300	4	(4)	8
Mexico Government International Bond	BOA	1.000%	03/20/2021	1.263%		800	(16)	(35)	19
Mexico Government International Bond	BPS	1.000%	06/20/2017	0.782%		5,500	52	(32)	84
Mexico Government International Bond	BPS	1.000%	09/20/2022	1.344%		1,200	(35)	(57)	22
Mexico Government International Bond	BRC	1.000%	03/20/2015	0.448%		800	9	(18)	27
Mexico Government International Bond	BRC	1.000%	06/20/2017	0.782%		600	6	(7)	13
Mexico Government International Bond	CBK	1.000%	03/20/2015	0.448%		500	5	(12)	17
Mexico Government International Bond	CBK	1.000%	09/20/2015	0.519%		700	8	(11)	19
Mexico Government International Bond	DUB	1.000%	03/20/2018	0.932%		100	1	0	1
Mexico Government International Bond	GST	1.000%	03/20/2018	0.932%		30,000	105	(37)	142
Mexico Government International Bond	JPM	1.000%	03/20/2018	0.932%		15,900	56	(9)	65
Mexico Government International Bond	MYC	1.000%	03/20/2018	0.932%		16,700	59	(16)	75
Prudential Financial, Inc.	BOA	1.000%	12/20/2015	0.681%		2,200	19	(64)	83
Republic of Germany	BOA	0.250%	09/20/2016	0.240%		9,200	1	(165)	166
U.S. Treasury Notes	HUS	0.250%	06/20/2017	0.294%	EUR	2,100	(8)	(4)	(4)
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.294%	$	2,300	54	40	14
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.279%		300	7	6	1
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.294%		300	7	5	2
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.207%		1,900	32	4	28
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.294%		800	19	14	5
Vodafone Group PLC	FBF	1.000%	03/20/2016	0.547%		3,200	44	46	(2)

							$1,363	$(1,611)	$2,974

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015	$	5,200	$234	$644	$(410)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		3,500	158	421	(263)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		6,100	275	718	(443)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		700	32	80	(48)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		2,600	117	300	(183)
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		289	5	0	5
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		579	10	0	10
CMBX.NA.AAA.3 Index	BOA	0.080%	12/13/2049		300	(9)	(17)	8
CMBX.NA.AAA.4 Index	CBK	0.350%	02/17/2051		100	(3)	(4)	1
MCDX-19 5-Year Index	CBK	1.000%	12/20/2017		500	(3)	(3)	0

						$816	$2,139	$(1,323)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	169

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC	MXN	2,200	$5	$1	$4
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		4,200	10	2	8
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MYC		6,400	14	1	13
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	BRC		305,000	151	47	104
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	HUS		3,000	1	(2)	3
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MYC		355,000	175	55	120
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BOA		13,000	28	1	27
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BRC		50,000	108	(24)	132
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	HUS		19,000	42	(7)	49
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MYC		15,000	33	(9)	42
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	BOA		100	0	0	0
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	GLM		9,000	1	(3)	4
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	HUS		6,800	0	(13)	13
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MYC		3,700	0	(9)	9
Pay	28-Day MXN-TIIE	6.000%	09/02/2022	BRC		19,000	59	(10)	69
Pay	28-Day MXN-TIIE	6.000%	09/02/2022	MYC		298,000	929	(99)	1,028

							$1,556	$(69)	$1,625

(o)	Purchased options outstanding as of March 31, 2013:

Options on Exchange-Traded Futures Contracts
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CME S&P 500 Index June Futures	1,900.000	06/20/2013	6,000	$165	$75

(p)	Written options outstanding as of March 31, 2013:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$129.000	04/26/2013	270	$109	$(9)
Call - CBOT U.S. Treasury 10-Year Note May Futures	132.500	04/26/2013	270	69	(86)

				$178	$(95)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	32,600	$61	$(58)
Put - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		32,600	72	(69)
Call - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		7,900	15	(14)
Put - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		7,900	17	(17)
Call - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		7,900	16	(14)
Put - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		7,900	16	(17)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013	$	16,800	119	0
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013	EUR	27,200	57	(6)
Put - OTC 2-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		11,300	22	(3)
Put - OTC 2-Year Interest Rate Swap	HUS	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		3,500	6	(1)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.300%	04/29/2013	$	12,200	33	(2)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		27,700	66	(4)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	09/03/2013		30,700	100	(94)
Call - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.750%	04/02/2013		24,800	10	0
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.150%	04/02/2013		24,800	47	0
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		43,600	98	(6)

170	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premium	Market Value
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.750%	04/02/2013	$	28,700	$10	$0
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.150%	04/02/2013		28,700	48	0
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.800%	04/29/2013		262,400	105	(30)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.850%	04/29/2013		25,000	31	(9)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.150%	04/29/2013		262,400	262	(160)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.200%	04/29/2013		25,000	18	(10)
Call - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	0.750%	04/02/2013		21,000	13	0
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.150%	04/02/2013		21,000	26	0
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	05/30/2013		20,800	154	(1)
Put - OTC 5-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013	EUR	15,800	80	(7)
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		7,700	39	(3)
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.800%	07/29/2013	$	19,000	76	(69)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		19,000	127	(58)
Call - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		12,000	54	(44)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		12,000	87	(37)
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		18,200	36	(67)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		18,200	115	(56)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		63,800	328	(233)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		63,800	280	(196)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		45,700	186	(167)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		45,700	241	(140)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		28,200	142	(103)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		28,200	199	(87)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.500%	05/30/2013		5,500	42	(1)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		21,400	76	(78)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		21,400	105	(66)

								$3,635	$(1,927)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC USD versus JPY	BPS	JPY	84.000	04/04/2013	$	6,900	$15	$0
Put - OTC USD versus JPY	BPS		86.000	04/04/2013		19,600	59	0
Put - OTC USD versus JPY	BPS		87.000	04/04/2013		8,800	17	0
Call - OTC USD versus JPY	BOA		96.000	04/04/2013		4,600	47	(8)

							$138	$(8)

Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$13,900	$117	$(24)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	30,200	271	(54)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	3,700	48	(7)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	6,200	46	(10)

						$482	$(95)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2012	0	$804,900	EUR	0	$6,368
Sales	950	2,932,400		173,500	7,360
Closing Buys	0	(391,600)		(5,600)	(601)
Expirations	(410)	(1,873,100)		(5,600)	(8,485)
Exercised	0	(81,000)		0	(209)

Balance at 03/31/2013	540	$1,391,600	EUR	162,300	$4,433

(q)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	04/01/2028	5,000	$5,300	$(5,301)
Fannie Mae	3.500%	04/01/2043	99,000	103,759	(104,569)
Fannie Mae	4.000%	04/01/2028	1,000	1,068	(1,070)
Fannie Mae	4.500%	04/01/2043	8,000	8,613	(8,621)
Fannie Mae	5.000%	04/01/2043	13,000	14,068	(14,085)

				$132,808	$(133,646)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	171

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

(r)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	106	$	110	BRC	$0	$0	$0
04/2013	BRL	45,508		23,054	FBF	533	0	533
04/2013		45,508		22,598	UAG	78	0	78
04/2013	EUR	3,057		3,993	BRC	74	0	74
04/2013		13,596		17,778	CBK	350	0	350
04/2013		26		34	DUB	1	0	1
04/2013		358,649		476,600	GLM	16,865	0	16,865
04/2013		12,050		15,606	HUS	159	0	159
04/2013	GBP	34,486		51,894	BPS	0	(505)	(505)
04/2013		3,600		5,410	RYL	0	(60)	(60)
04/2013		31,536		47,471	WST	0	(447)	(447)
04/2013	JPY	878,466		9,869	BRC	536	0	536
04/2013		291,387		3,211	MSC	116	0	116
04/2013		878,466		9,854	UAG	521	0	521
04/2013	MXN	492,354		38,252	BOA	0	(1,603)	(1,603)
04/2013		447,153		34,359	BRC	0	(1,837)	(1,837)
04/2013		308,853		23,999	CBK	0	(1,002)	(1,002)
04/2013		549,064		44,040	HUS	0	(410)	(410)
04/2013		257,031		19,798	JPM	0	(1,008)	(1,008)
04/2013		750,262		58,371	MSC	0	(2,360)	(2,360)
04/2013	$	22,598	BRL	45,508	FBF	0	(78)	(78)
04/2013		22,098		45,508	UAG	423	0	423
04/2013		189	EUR	147	BPS	0	(1)	(1)
04/2013		863		666	CBK	0	(10)	(10)
04/2013		3,939		3,013	FBF	0	(77)	(77)
04/2013		486,165		378,044	HUS	0	(1,569)	(1,569)
04/2013		6,779		5,142	JPM	0	(188)	(188)
04/2013		482		366	RYL	0	(13)	(13)
04/2013		1,000	MXN	12,757	BOA	33	0	33
04/2013		207		2,714	DUB	13	0	13
04/2013		11,389		150,000	FBF	754	0	754
04/2013		13,927		180,397	HUS	677	0	677
04/2013		6,718		87,015	JPM	327	0	327
04/2013		2,886		37,034	MSC	112	0	112
04/2013		6,195		79,147	UAG	212	0	212
05/2013	EUR	6,404	$	8,217	DUB	7	0	7
05/2013		378,044		486,270	HUS	1,583	0	1,583
05/2013	GBP	69,622		105,216	FBF	0	(555)	(555)
05/2013	MXN	732,968		57,382	BOA	0	(1,792)	(1,792)
05/2013		383,687		29,657	BPS	0	(1,237)	(1,237)
05/2013		294,017		23,001	MSC	0	(735)	(735)
05/2013		732,968		57,404	UAG	0	(1,769)	(1,769)
06/2013	CAD	75,833		73,752	BRC	0	(766)	(766)
06/2013	MXN	226,969		17,576	BOA	0	(665)	(665)
06/2013		853,620		66,416	BPS	0	(2,229)	(2,229)
06/2013		1,384,285		107,898	GLM	0	(3,365)	(3,365)
06/2013	$	22,883	BRL	45,508	FBF	0	(518)	(518)
06/2013		43,715	MXN	549,064	HUS	384	0	384
06/2013		1,660		21,000	JPM	26	0	26
08/2013		200	IDR	1,984,400	FBF	1	0	1
08/2013		1,000		9,920,000	JPM	3	0	3
09/2013	EUR	200	$	251	BOA	0	(5)	(5)
09/2013		3,638		4,701	UAG	64	(32)	32
12/2013		27,500		34,711	BOA	0	(620)	(620)
04/2014		100		126	BPS	0	(2)	(2)
04/2014		600		760	CBK	0	(11)	(11)
06/2014		100		126	BPS	0	(2)	(2)
06/2014		800		1,014	FBF	0	(15)	(15)
07/2014		100		127	BPS	0	(2)	(2)
08/2014		100		127	BPS	0	(2)	(2)

						$23,852	$(25,490)	$(1,638)

172	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(s)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$777,902	$21,202	$799,104
Industrials	0	235,705	0	235,705
Utilities	0	105,776	0	105,776
Municipal Bonds & Notes
Alabama	0	18,255	0	18,255
California	0	58,260	0	58,260
Connecticut	0	7,724	0	7,724
Illinois	0	2,133	0	2,133
Iowa	0	65	0	65
Louisiana	0	6,294	0	6,294
Nevada	0	5,236	0	5,236
New Jersey	0	1,695	0	1,695
New York	0	48,043	0	48,043
Ohio	0	11,735	0	11,735
Tennessee	0	126	0	126
Texas	0	18,208	0	18,208
Virginia	0	5,933	0	5,933
Washington	0	11,502	0	11,502
West Virginia	0	241	0	241
U.S. Government Agencies	0	1,491,967	0	1,491,967
U.S. Treasury Obligations	0	1,910,718	0	1,910,718
Mortgage-Backed Securities	0	268,409	0	268,409
Asset-Backed Securities	0	154,073	3,839	157,912
Sovereign Issues	0	573,649	0	573,649
Convertible Preferred Securities
Industrials	0	0	0	0
Preferred Securities
Banking & Finance	0	1,399	618	2,017

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Short-Term Instruments
Certificates of Deposit	$0	$95,517	$0	$95,517
Commercial Paper	0	203,559	0	203,559
Repurchase Agreements	0	1,552	0	1,552
Short-Term Notes	0	12,799	0	12,799
Mexico Treasury Bills	0	448,409	0	448,409
U.S. Treasury Bills	0	4,096	0	4,096
Central Funds Used for Cash Management Purposes	610,495	0	0	610,495
Purchased Options
Equity Contracts	75	0	0	75
	$610,570	$6,480,980	$25,659	$7,117,209

Short Sales, at value	$0	$(133,646)	$0	$(133,646)

Financial Derivative Instruments - Assets
Credit Contracts	0	3,026	0	3,026
Foreign Exchange Contracts	0	23,852	0	23,852
Interest Rate Contracts	1,664	2,720	0	4,384
	$1,664	$29,598	$0	$31,262

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(1,375)	0	(1,375)
Equity Contracts	(95,373)	0	0	(95,373)
Foreign Exchange Contracts	0	(25,498)	0	(25,498)
Interest Rate Contracts	(314)	(2,721)	(95)	(3,130)
	$(95,687)	$(29,594)	$(95)	$(125,376)

Totals	$516,547	$6,347,338	$25,564	$6,889,449

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$4,319	$16,960	$(317)	$(14)	$(2)	$256	$0	$0	$21,202	$254
U.S. Government Agencies	17,022	(17,029)	0	0	0	7	0	0	0	0
Asset-Backed Securities	4,215	6,500	(6,256)	24	87	31	0	(762)	3,839	2
Convertible Preferred Securities
Industrials	6	0	0	0	0	(6)	0	0	0	(6)
Preferred Securities
Banking & Finance	637	0	0	0	0	(19)	0	0	618	(19)

	$26,199	$6,431	$(6,573)	$10	$85	$269	$0	$(762)	$25,659	$231

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(94)	$0	$0	$0	$0	$(1)	$0	$0	$(95)	$(1)

Totals	$26,105	$6,431	$(6,573)	$10	$85	$268	$0	$(762)	$25,564	$230

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	173

Schedule of Investments PIMCO StocksPLUS® AR Short Strategy Fund (Cont.)

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$18,580	Benchmark Pricing	Base Price	100.82-101.00
	2,622	Third Party Vendor	Broker Quote	104.96
Asset-Backed Securities	3,839	Benchmark Pricing	Base Price	100.13
Convertible Preferred Securities
Industrials	0	Other Valuation Techniques (4)	—	—
Preferred Securities
Banking & Finance	618	Benchmark Pricing	Base Price	$ 7,258.66

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(95)	Indicative Market Quotations	Broker Quote	0.16-0.19

Total	$25,564

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

(t)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$75	$0	$0	$75
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	251	251
Unrealized appreciation on foreign currency contracts	0	0	0	23,852	0	23,852
Unrealized appreciation on OTC swap agreements	0	3,026	0	0	1,625	4,651

	$0	$3,026	$75	$23,852	$1,876	$28,829

Liabilities:
Written options outstanding	$0	$0	$0	$8	$2,117	$2,125
Variation margin payable on financial derivative instruments (2)	0	0	23,262	0	610	23,872
Unrealized depreciation on foreign currency contracts	0	0	0	25,490	0	25,490
Unrealized depreciation on OTC swap agreements	0	1,375	0	0	0	1,375

	$0	$1,375	$23,262	$25,498	$2,727	$52,862

174	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$(556)	$0	$(23)	$(579)
Net realized gain (loss) on futures contracts	0	0	(619,909)	0	3,621	(616,288)
Net realized gain on written options	0	0	0	0	7,956	7,956
Net realized gain (loss) on swaps	0	(5,372)	0	0	6,235	863
Net realized (loss) on foreign currency transactions	0	0	0	(15,836)	0	(15,836)

	$0	$(5,372)	$(620,465)	$(15,836)	$17,789	$(623,884)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$(23)	$0	$0	$(23)
Net change in unrealized appreciation (depreciation) on futures contracts	0	0	(56,538)	0	1,175	(55,363)
Net change in unrealized appreciation (depreciation) on written options	0	0	0	131	(2,451)	(2,320)
Net change in unrealized appreciation (depreciation) on swaps	0	2,960	0	0	(5,596)	(2,636)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	1,291	0	1,291

	$0	$2,960	$(56,561)	$1,422	$(6,872)	$(59,051)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(94,023) and open centrally cleared swaps cumulative appreciation/(depreciation) of $396 as reported in the Notes to Schedule of Investments.

(u)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(4,872)	$4,929	$57
BPS	(3,957)	3,836	(121)
BRC	(1,225)	1,206	(19)
CBK	(367)	480	113
DUB	(131)	0	(131)
FBF	109	(680)	(571)
GLM	13,041	(14,470)	(1,429)
GST	152	(300)	(148)
HUS	1,171	(1,240)	(69)
JPM	(881)	929	48
MSC	(2,867)	(1,426)	(4,293)
MYC	992	(3,545)	(2,553)
RYL	(212)	0	(212)
SOG	32	0	32
UAG	(471)	385	(86)
WST	(447)	0	(447)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	175

Schedule of Investments PIMCO Worldwide Fundamental Advantage AR Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.9%
Biomet, Inc.
3.954% due 07/25/2017		$2,488	$2,516
HJ Heinz Co.
3.500% due 03/27/2020		3,000	3,030
MGM Resorts International, Inc.
4.250% due 12/20/2019		1,995	2,031
NXP BV
4.750% due 01/11/2020		1,297	1,328
Ocwen Financial Corp.
5.000% due 02/15/2018		1,000	1,017
PVH Corp.
3.250% due 02/13/2020		1,900	1,923
Realogy Corporation
4.500% due 03/05/2020		3,000	3,046
SunGard Data Systems, Inc.
4.500% due 01/31/2020		499	505
Tesoro Corp.
1.000% due 01/31/2016		1,500	1,521
Tribune Co.
4.000% due 12/31/2019		2,993	3,025
U.S. Coatings Acquisition, Inc.
4.750% due 02/01/2020		2,000	2,029

Total Bank Loan Obligations (Cost $21,548)			21,971

CORPORATE BONDS & NOTES 10.3%

BANKING & FINANCE 5.8%
Ally Financial, Inc.
2.487% due 12/01/2014		1,925	1,929
3.492% due 02/11/2014		8,000	8,148
4.500% due 02/11/2014		1,050	1,075
4.625% due 06/26/2015		3,660	3,831
6.750% due 12/01/2014		1,400	1,509
8.300% due 02/12/2015		4,000	4,450
American Campus Communities Operating Partnership LP
3.750% due 04/15/2023 (b)		3,200	3,228
American Express Co.
7.000% due 03/19/2018		300	375
Aviation Loan Trust
2.390% due 12/15/2022		4,880	4,533
Banco de Credito del Peru
5.375% due 09/16/2020		1,100	1,210
Banco do Brasil S.A.
6.000% due 01/22/2020		600	695
Banco Santander Brasil S.A.
4.625% due 02/13/2017		1,600	1,700
Banco Santander Chile
3.875% due 09/20/2022		1,700	1,721
Bancolombia S.A.
5.950% due 06/03/2021		1,200	1,356
Bankia S.A.
3.000% due 04/15/2013	EUR	1,200	1,538
Barclays Bank PLC
14.000% due 06/15/2019 (d)	GBP	2,177	4,473
BM&FBovespa S.A.
5.500% due 07/16/2020		$600	669
BNP Paribas Home Loan SFH
2.200% due 11/02/2015		1,900	1,964
British Land Co. PLC
6.750% due 03/31/2020	GBP	400	739
Cantor Fitzgerald LP
7.875% due 10/15/2019		$1,400	1,475
Capital One Financial Corp.
6.750% due 09/15/2017		600	726

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CIT Group, Inc.
4.750% due 02/15/2015		$1,900	$1,995
5.000% due 05/15/2017		8,100	8,728
5.250% due 04/01/2014		700	729
6.625% due 04/01/2018		600	687
Eksportfinans ASA
0.505% due 04/05/2013		2,100	2,100
1.875% due 04/02/2013		2,600	2,600
2.000% due 09/15/2015		400	384
2.375% due 05/25/2016		4,000	3,808
3.000% due 11/17/2014		200	199
5.500% due 05/25/2016		1,300	1,351
5.500% due 06/26/2017		500	519
Ford Motor Credit Co. LLC
1.384% due 08/28/2014		15,800	15,801
8.700% due 10/01/2014		2,200	2,441
HSBC Finance Corp.
0.554% due 01/15/2014		500	500
International Lease Finance Corp.
3.875% due 04/15/2018		6,200	6,204
6.500% due 09/01/2014		500	535
6.625% due 11/15/2013		400	413
6.750% due 09/01/2016		4,250	4,824
8.625% due 09/15/2015		400	457
Intesa Sanpaolo SpA
3.125% due 01/15/2016		1,100	1,076
JPMorgan Chase & Co.
3.450% due 03/01/2016		1,100	1,170
LBG Capital PLC
7.869% due 08/25/2020	GBP	200	320
15.000% due 12/21/2019		200	438
15.000% due 12/21/2019	EUR	500	921
Leveraged Finance Europe Capital BV
0.851% due 11/15/2017		997	1,264
RCI Banque S.A.
3.500% due 04/03/2018 (b)		$8,000	8,027
Sberbank of Russia Via SB Capital S.A.
5.180% due 06/28/2019		1,400	1,503
SL Green Realty Corp.
4.500% due 12/01/2022		3,800	3,863
SLM Corp.
0.601% due 01/27/2014		200	198
6.250% due 01/25/2016		4,300	4,720
Standard Chartered PLC
3.950% due 01/11/2023		1,000	999
Sun Life Financial Global Funding LP
0.574% due 10/06/2013		3,200	3,198
Virgin Media Secured Finance PLC
5.500% due 01/15/2021	GBP	9,600	14,915

			144,231

INDUSTRIALS 3.3%
ADT Corp.
4.125% due 06/15/2023		$1,200	1,249
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		7,500	8,081
American Tower Corp.
3.500% due 01/31/2023		1,300	1,293
Baidu, Inc.
3.500% due 11/28/2022		1,300	1,322
Cemex S.A.B. de C.V.
5.875% due 03/25/2019		2,500	2,531
Coinstar, Inc.
6.000% due 03/15/2019		2,300	2,358
Continental Airlines Pass-Through Trust
6.000% due 07/12/2020		653	672

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Enterprise Products Operating LLC
3.350% due 03/15/2023	$9,900	$10,110
Freeport-McMoRan Copper & Gold, Inc.
2.375% due 03/15/2018	3,500	3,520
3.875% due 03/15/2023	15,000	15,085
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020 (b)	12,100	12,130
Hertz Corp.
4.250% due 04/01/2018	3,250	3,327
HJ Heinz Finance Co.
7.125% due 08/01/2039	7,100	7,943
Inmet Mining Corp.
7.500% due 06/01/2021	1,750	1,899
Intel Corp.
4.000% due 12/15/2032	1,500	1,489
OGX Austria GmbH
8.500% due 06/01/2018	1,600	1,256
Petrobras International Finance Co.
5.750% due 01/20/2020	1,800	1,993
Range Resources Corp.
6.750% due 08/01/2020	500	553
Time Warner, Inc.
3.150% due 07/15/2015	650	685
Times Square Hotel Trust
8.528% due 08/01/2026	3,461	4,670

		82,166

UTILITIES 1.2%
Access Midstream Partners LP
4.875% due 05/15/2023	1,000	989
AES Corp.
7.750% due 03/01/2014	3,800	4,014
CMS Energy Corp.
4.250% due 09/30/2015	1,000	1,078
5.050% due 02/15/2018	1,300	1,490
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	1,200	1,190
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019	1,000	1,295
Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022	2,300	2,278
Novatek OAO via Novatek Finance Ltd.
4.422% due 12/13/2022	1,000	994
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125% due 04/30/2018	10,000	11,917
VimpelCom Holdings BV
5.200% due 02/13/2019	5,000	5,045
Virginia Electric and Power Co.
5.400% due 04/30/2018	500	601

		30,891

Total Corporate Bonds & Notes (Cost $256,593)		257,288

MUNICIPAL BONDS & NOTES 3.0%

ARIZONA 0.1%
Arizona Transportation Board Revenue Bonds, Series 2011
5.250% due 07/01/2024	1,400	1,692

CALIFORNIA 1.4%
California State General Obligation Bonds, (BABs), Series 2009
7.350% due 11/01/2039	1,600	2,234
7.500% due 04/01/2034	3,420	4,764
7.550% due 04/01/2039	6,500	9,390

176	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State General Obligation Bonds, (BABs), Series 2010
7.625% due 03/01/2040	$1,000	$1,447
University of California Revenue Bonds, Series 2013
2.900% due 05/15/2024	5,000	5,000
4.062% due 05/15/2033	5,000	5,017
Ventura County, California Public Financing Authority Revenue Bonds, Series 2013
5.000% due 11/01/2025	1,000	1,172
5.000% due 11/01/2026	1,000	1,159
5.000% due 11/01/2028	1,000	1,138
5.000% due 11/01/2029	2,000	2,265
5.000% due 11/01/2030	1,200	1,353

		34,939

MASSACHUSETTS 0.0%
Massachusetts School Building Authority Revenue Bonds, Series 2012
5.000% due 08/15/2030	600	705

NEW YORK 1.1%
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2012
5.000% due 06/15/2047	1,600	1,783
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2013
5.000% due 06/15/2034	15,000	17,277
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2011
5.000% due 02/01/2035	1,000	1,128
New York State Thruway Authority Revenue Bonds, (AGM Insured), Series 2005
5.000% due 01/01/2032	6,555	7,067
Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	1,200	1,200

		28,455

SOUTH DAKOTA 0.1%
Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
2.156% due 06/01/2018	2,500	2,503

TEXAS 0.1%
Austin, Texas Water & Wastewater System Revenue Bonds, Series 2012
5.000% due 11/15/2037	500	574
Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2012
5.000% due 11/01/2030	700	787
North Texas Tollway Authority Revenue Bonds, Series 2011
5.250% due 09/01/2027	700	829

		2,190

WISCONSIN 0.2%
University of Wisconsin Hospitals & Clinics Authority Revenue Bonds, Series 2013
5.000% due 04/01/2038	5,000	5,588

Total Municipal Bonds & Notes (Cost $76,157)		76,072

U.S. GOVERNMENT AGENCIES 23.5%
Fannie Mae
0.604% due 04/25/2037	225	228
0.654% due 12/25/2040	731	739

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.804% due 01/25/2034	$484	$492
0.869% due 02/25/2024	327	330
0.954% due 01/25/2040	1,103	1,121
1.104% due 03/25/2032	191	195
2.000% due 04/01/2028	60,000	60,822
2.500% due 04/01/2043	66,000	65,461
3.000% due 09/01/2020 - 04/01/2043	104,823	108,565
3.500% due 04/01/2028 - 11/01/2042	77,000	81,635
4.000% due 04/01/2028 - 05/01/2043	104,385	111,331
4.500% due 04/01/2028 - 05/01/2043	36,527	39,366
5.000% due 04/01/2043	60,000	65,006
5.500% due 04/01/2043 - 05/01/2043	15,000	16,358
6.046% due 03/25/2024 (a)	3,684	375
6.096% due 03/25/2038 (a)	4,210	593
6.396% due 08/25/2041 (a)	2,459	460
6.446% due 07/25/2039 (a)	1,153	220
12.252% due 03/25/2040	432	532
Freddie Mac
0.503% due 02/15/2037	77	77
0.553% due 05/15/2036	128	129
0.703% due 11/15/2040 - 02/15/2041	1,199	1,207
5.997% due 06/15/2038 - 10/15/2042 (a)	16,216	2,847
7.519% due 12/15/2042	2,754	2,821
7.797% due 02/15/2032 (a)	1,355	255
9.494% due 01/15/2041	1,379	1,476
Ginnie Mae
0.503% due 12/20/2042	8,986	9,024
2.500% due 02/20/2043 - 04/01/2043	15,811	15,686
8.593% due 09/20/2040	2,131	2,190

Total U.S. Government Agencies (Cost $588,111)		589,541

U.S. TREASURY OBLIGATIONS 55.6%
U.S. Treasury Bonds
2.750% due 11/15/2042	8,600	7,990
3.125% due 02/15/2043	23,100	23,197
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022	15,720	17,158
0.125% due 01/15/2023	10,375	11,216
U.S. Treasury Notes
0.250% due 01/31/2015	50,000	50,020
0.250% due 02/28/2015	120,000	120,028
0.375% due 11/15/2015	40,000	40,069
0.625% due 11/30/2017 (i)(j)	27,000	26,924
1.000% due 01/15/2014 (j)	995	1,002
1.000% due 11/30/2019 (i)	101,500	100,549
1.125% due 03/31/2020 (b)	39,600	39,269
1.250% due 02/29/2020 (j)	207,400	207,935
1.375% due 01/31/2020 (j)	475,000	480,863
1.625% due 11/15/2022	25,100	24,680
2.000% due 02/15/2023	242,100	245,391

Total U.S. Treasury Obligations (Cost $1,394,903)		1,396,291

MORTGAGE-BACKED SECURITIES 3.5%
Banc of America Commercial Mortgage Trust
5.309% due 10/10/2045	3,395	3,496

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Large Loan Trust
2.503% due 11/15/2015		$8,054	$8,120
BCAP LLC Trust
0.354% due 05/26/2037		500	476
Bear Stearns Adjustable Rate Mortgage Trust
2.799% due 05/25/2034		12	11
Bear Stearns Alt-A Trust
2.488% due 10/25/2033		22	20
2.979% due 09/25/2034		562	494
Bear Stearns Commercial Mortgage Securities
5.429% due 01/12/2045		5,389	5,765
Bella Vista Mortgage Trust
2.747% due 11/20/2034		383	350
Citigroup Commercial Mortgage Trust
5.810% due 06/14/2050		11,839	13,633
Commercial Mortgage Pass-Through Certificates
1.906% due 01/10/2046		4,300	4,413
Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 10/25/2034		1,866	1,942
5.500% due 01/25/2035		1,029	1,072
Epic More London PLC
0.761% due 07/15/2017	GBP	1,306	1,928
Fannie Mae
3.000% due 06/25/2042 (a)		$11,354	1,518
First Horizon Asset Securities, Inc.
5.250% due 03/25/2035		688	704
GE Capital Commercial Mortgage Corp.
5.543% due 12/10/2049		8,300	9,466
GS Mortgage Securities Corp.
5.787% due 08/10/2045		2,000	2,300
GSAA Trust
6.000% due 04/01/2034		367	379
GSR Mortgage Loan Trust
2.662% due 09/25/2035		126	130
Impac CMB Trust
1.124% due 11/25/2034		27	23
JPMorgan Chase Commercial Mortgage Securities Corp.
0.653% due 07/15/2019		2,000	1,951
3.616% due 11/15/2043		700	765
JPMorgan Resecuritization Trust
6.431% due 03/26/2038		7,107	4,533
MASTR Asset Securitization Trust
5.250% due 12/25/2033		473	487
Merrill Lynch Floating Trust
0.740% due 07/09/2021		1,138	1,122
Morgan Stanley Re-REMIC Trust
5.787% due 08/12/2045		3,700	4,274
5.787% due 08/15/2045		8,000	9,240
Radamantis European Loan Conduit PLC
0.681% due 10/25/2015	GBP	306	461
Structured Adjustable Rate Mortgage Loan Trust
0.444% due 03/25/2035		$1,033	947
Structured Asset Securities Corp.
2.567% due 02/25/2034		256	251
Wachovia Bank Commercial Mortgage Trust
0.343% due 06/15/2020		8,100	7,839
Wells Fargo Mortgage-Backed Securities Trust
2.683% due 03/25/2035		83	85

Total Mortgage-Backed Securities (Cost $88,532)			88,195

ASSET-BACKED SECURITIES 1.4%
Aegis Asset-Backed Securities Trust
1.204% due 03/25/2035		1,000	821
Asset-Backed Securities Corp. Home Equity Loan Trust
0.844% due 07/25/2035		1,000	869

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	177

Schedule of Investments PIMCO Worldwide Fundamental Advantage AR Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ballyrock CLO Ltd.
0.507% due 08/28/2019		$1,131	$1,115
Countrywide Asset-Backed Certificates
0.824% due 08/25/2035		1,300	1,110
0.904% due 09/25/2034		2,973	2,552
Hewett’s Island CDO Ltd.
0.562% due 08/09/2017		876	874
HSBC Home Equity Loan Trust
0.683% due 03/20/2036		1,000	888
Inwood Park CDO Ltd.
0.527% due 01/20/2021		5,692	5,651
Landmark CDO Ltd.
0.579% due 07/15/2018		4,871	4,817
Leopard CLO BV
0.656% due 04/21/2020	EUR	664	842
LightPoint Pan-European CLO PLC
0.476% due 01/31/2022		875	1,098
Madison Park Funding Ltd.
0.562% due 05/10/2019		$1,892	1,882
Marathon CLO Ltd.
0.550% due 12/20/2019		1,036	1,023
Morgan Stanley Mortgage Loan Trust
0.274% due 01/25/2047		36	33
New Century Home Equity Loan Trust
0.484% due 10/25/2035		874	846
Pacifica CDO Ltd.
0.561% due 01/26/2020		3,260	3,241
RAAC Series
1.404% due 09/25/2047		2,434	2,383

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Mortgage Products Trust
0.374% due 05/25/2036	$391	$386
Residential Asset Securities Corp. Trust
0.879% due 02/25/2035	2,491	2,332
Securitized Asset-Backed Receivables LLC
0.484% due 12/25/2035	889	822
Structured Asset Securities Corp.
0.644% due 02/25/2035	353	317

Total Asset-Backed Securities (Cost $33,600)		33,902

SHORT-TERM INSTRUMENTS 34.5%

COMMERCIAL PAPER 0.4%
Xstrata Finance Dubai Ltd.
0.470% due 04/01/2013	11,300	11,300

REPURCHASE AGREEMENTS 6.9%
Barclays, Inc.
0.210% due 04/01/2013	171,500	171,500
(Dated 03/28/2013. Collateralized by U.S. Treasury Bonds 4.625% due 02/15/2040 valued at $174,947. Repurchase proceeds are $171,504.)
State Street Bank and Trust Co.
0.010% due 04/01/2013	631	631
(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $646. Repurchase proceeds are $631.)

		172,131

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.0%
0.124% due 02/06/2014 (i)	$60	$60

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (e) 27.2%
PIMCO Short-Term Floating NAV Portfolio	68,196,130	682,439

Total Short-Term Instruments (Cost $865,878)		865,930

PURCHASED OPTIONS (l) 0.0%
(Cost $13)		3

Total Investments 132.7% (Cost $3,325,335)		$3,329,193

Written Options (m) (0.0%) (Premiums $301)		(173)

Other Assets and Liabilities (Net) (32.7%)		(819,509)

Net Assets 100.0%		$2,509,511

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	When-issued security.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.
(e)	Affiliated to the Fund.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $77,734 at a weighted average interest rate of (0.432%).
(g)	Securities with an aggregate market value of $171,441 have been pledged or delivered as collateral for forward settling transactions, such as delayed-delivery or sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of March 31, 2013.
(h)	Sale buyback financing transactions as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions
BRC	(0.050%)	03/28/2013	04/01/2013	$171,590	$(171,589)

(i)	Securities with an aggregate market value of $356 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2013	115	$(276)

(j)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $354 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	2,360,000	$(666)	$0

178	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(k)	Securities with an aggregate market value of $34,233 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(l)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (2)	Notional Amount (3)		Market Value	Premiums (Received)	Unrealized Appreciation
Barclays Bank PLC	BPS	3.000%	06/20/2018	2.992%	EUR	3,000	$(5)	$(9)	$4
H.J. Heinz Co.	UAG	1.000%	03/20/2018	1.527%	$	2,000	(49)	(93)	44
Tokyo Electric Power Co., Inc.	BOA	1.000%	09/20/2013	1.760%	JPY	10,000	0	(1)	1
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2013	1.760%		10,000	(1)	(2)	1
Tokyo Electric Power Co., Inc.	JPM	1.000%	09/20/2013	1.760%		30,000	(1)	(5)	4

							$(56)	$(110)	$54

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	8.115%	01/02/2015	HUS	BRL	68,200	$27	$21	$6
Pay	1-Year BRL-CDI	8.160%	01/02/2015	BOA		368,700	(424)	(379)	(44)

							$(397)	$(358)	$(38)

Total Return Swaps on Indices
Pay/Receive	Underlying Reference	# of Units	Financing Rate	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	RACNLGT Index	648,761	1-Month USD-LIBOR plus a specified spread	$	774,612	02/26/2014	BOA	$(8,994)
Pay	RACNSGT Index	663,976	1-Month USD-LIBOR plus a specified spread		775,388	02/26/2014	BOA	(1,883)
Receive	RACNLGT Index	1,030,231	1-Month USD-LIBOR plus a specified spread		1,224,388	03/25/2014	BOA	(8,672)
Pay	RACNSGT Index	1,054,461	1-Month USD-LIBOR plus a specified spread		1,225,613	03/25/2014	BOA	(8,917)
Receive	RACNLGT Index	442,639	1-Month USD-LIBOR plus a specified spread		529,193	12/06/2013	FBF	(6,560)
Pay	RACNSGT Index	452,901	1-Month USD-LIBOR plus a specified spread		529,995	12/06/2013	FBF	4

								$(35,022)

(m)	Purchased options outstanding as of March 31, 2013:

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC AUD versus USD	CBK	$	0.988	05/31/2013	AUD	1,700	$13	$3

(n)	Written options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	6,900	$13	$(12)
Put - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		9,000	20	(19)
Call - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		2,100	4	(4)
Call - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		2,600	6	(5)
Put - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		2,600	5	(5)
Call - OTC 1-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		10,000	19	(18)
Put - OTC 1-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		10,000	19	(21)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.300%	04/29/2013	$	17,600	48	(3)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		9,200	31	(1)

								$165	$(88)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	179

Schedule of Investments PIMCO Worldwide Fundamental Advantage AR Strategy Fund (Cont.)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC USD versus JPY	BOA	JPY	85.250	04/04/2013	$	4,200	$28	$0
Put - OTC USD versus JPY	BPS		88.000	05/29/2013		7,400	59	(19)
Put - OTC USD versus JPY	HUS		89.000	06/13/2013		13,100	49	(66)

							$136	$(85)

Transactions in written call and put options for the period ended March 31, 2013:

	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2012	$0	EUR	0	$0
Sales	56,700		43,200	329
Closing Buys	(4,200)		0	(25)
Expirations	(1,000)		0	(3)
Exercised	0		0	0

Balance at 03/31/2013	$51,500	EUR	43,200	$301

(o)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	04/01/2043	$7,800	$8,176	$(8,239)

(p)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	13,885	$	14,197	BPS	$0	$(259)	$(259)
04/2013		6,009		6,123	CBK	0	(133)	(133)
04/2013		3,038		3,122	UAG	0	(41)	(41)
04/2013	BRL	23,099		11,470	BOA	39	0	39
04/2013		7,930		4,034	FBF	109	0	109
04/2013		8,127		4,136	HUS	114	0	114
04/2013		30,507		15,313	UAG	216	0	216
04/2013	GBP	3,509		5,324	CBK	0	(7)	(7)
04/2013		4,131		6,258	GLM	0	(19)	(19)
04/2013	JPY	408,737		4,454	BOA	111	0	111
04/2013		95,579		1,074	BRC	58	0	58
04/2013		585,362		6,338	CBK	119	0	119
04/2013		95,580		1,072	UAG	57	0	57
04/2013	MXN	65,345		5,103	HUS	0	(187)	(187)
04/2013	$	11,662	BRL	23,099	BOA	0	(231)	(231)
04/2013		3,988		7,930	FBF	0	(64)	(64)
04/2013		4,036		8,127	HUS	0	(14)	(14)
04/2013		14,941		30,507	UAG	181	(25)	156
04/2013		260	MXN	3,403	BOA	15	0	15
04/2013		1,036		13,376	BPS	47	0	47
04/2013		230		2,985	CBK	12	0	12
04/2013		3,292		42,179	GLM	123	0	123
04/2013		260		3,402	HUS	15	0	15
06/2013	BRL	38,437	$	19,467	HUS	577	0	577
06/2013	EUR	5,589		7,306	BRC	138	0	138
06/2013		16,365		21,205	RBC	216	0	216
06/2013	GBP	5,581		8,467	BPS	0	(10)	(10)
06/2013		310		470	BRC	0	(1)	(1)
06/2013		1,573		2,344	JPM	0	(45)	(45)
06/2013		11,987		18,129	RBC	0	(78)	(78)
06/2013		15,987		24,172	RYL	0	(111)	(111)
06/2013	$	4,002	BRL	7,930	FBF	0	(105)	(105)
06/2013		15,200		30,507	UAG	0	(208)	(208)
06/2013		6,698	CAD	6,896	RYL	79	0	79
06/2013		2,455	EUR	1,884	BPS	0	(38)	(38)
06/2013		3,610	GBP	2,420	CBK	66	0	66
06/2013		3,972		2,618	JPM	4	0	4
06/2013		5,065	MXN	65,345	HUS	183	0	183
08/2013	CNY	63,305	$	10,060	UAG	0	(12)	(12)
08/2013	$	10,087	CNY	63,305	BRC	0	(15)	(15)

						$2,479	$(1,603)	$876

180	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(q)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Bank Loan Obligations	$0	$21,971	$0	$21,971
Corporate Bonds & Notes
Banking & Finance	0	139,698	4,533	144,231
Industrials	0	81,494	672	82,166
Utilities	0	30,891	0	30,891
Municipal Bonds & Notes
Arizona	0	1,692	0	1,692
California	0	34,939	0	34,939
Massachusetts	0	705	0	705
New York	0	28,455	0	28,455
South Dakota	0	2,503	0	2,503
Texas	0	2,190	0	2,190
Wisconsin	0	5,588	0	5,588
U.S. Government Agencies	0	589,541	0	589,541
U.S. Treasury Obligations	0	1,396,291	0	1,396,291
Mortgage-Backed Securities	476	87,719	0	88,195
Asset-Backed Securities	0	27,970	5,932	33,902
Short-Term Instruments
Commercial Paper	0	11,300	0	11,300
Repurchase Agreements	0	172,131	0	172,131
U.S. Treasury Bills	0	60	0	60
Central Funds Used for Cash Management Purposes	682,439	0	0	682,439

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Purchased Options
Foreign Exchange Contracts	$0	$3	$0	$3
	$682,915	$2,635,141	$11,137	$3,329,193

Short Sales, at value	$0	$(8,239)	$0	$(8,239)

Financial Derivative Instruments - Assets
Credit Contracts	0	54	0	54
Equity Contracts	0	4	0	4
Foreign Exchange Contracts	0	2,479	0	2,479
Interest Rate Contracts	0	6	0	6
	$0	$2,543	$0	$2,543

Financial Derivative Instruments - Liabilities
Equity Contracts	0	(35,026)	0	(35,026)
Foreign Exchange Contracts	0	(1,688)	0	(1,688)
Interest Rate Contracts	(276)	(132)	0	(408)
	$(276)	$(36,846)	$0	$(37,122)

Totals	$682,639	$2,592,599	$11,137	$3,286,375

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 11/30/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (2)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$4,557	$(20)	$2	$1	$(7)	$0	$0	$4,533	$(7)
Industrials	0	733	(57)	(1)	(2)	(1)	0	0	672	(1)
Asset-Backed Securities	0	6,231	(295)	1	3	(8)	0	0	5,932	(8)

Totals	$0	$11,521	$(372)	$2	$2	$(16)	$0	$0	$11,137	$(16)

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$4,533	Benchmark Pricing	Base Price	93.00
Industrials	672	Third Party Vendor	Broker Quote	103.00
Asset-Backed Securities	5,932	Benchmark Pricing	Base Price	98.65-99.00

Total	$11,137

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	181

Schedule of Investments PIMCO Worldwide Fundamental Advantage AR Strategy Fund (Cont.)

March 31, 2013

(r)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$3	$0	$3
Unrealized appreciation on foreign currency contracts	0	0	0	2,479	0	2,479
Unrealized appreciation on OTC swap agreements	0	54	4	0	6	64

	$0	$54	$4	$2,482	$6	$2,546

Liabilities:
Written options outstanding	$0	$0	$0	$85	$88	$173
Variation margin payable on financial derivative instruments (2)	0	0	0	0	55	55
Unrealized depreciation on foreign currency contracts	0	0	0	1,603	0	1,603
Unrealized depreciation on OTC swap agreements	0	0	35,026	0	44	35,070

	$0	$0	$35,026	$1,688	$187	$36,901

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives:
Net realized gain on futures contracts	$0	$0	$0	$0	$165	$165
Net realized gain on written options	0	0	0	20	3	23
Net realized gain on swaps	0	17	10,310	0	0	10,327
Net realized gain on foreign currency transactions	0	0	0	1,320	0	1,320

	$0	$17	$10,310	$1,340	$168	$11,835

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$(10)	$0	$(10)
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(276)	(276)
Net change in unrealized appreciation on written options	0	0	0	51	77	128
Net change in unrealized appreciation (depreciation) on swaps	0	54	(35,021)	0	(39)	(35,006)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	876	0	876

	$0	$54	$(35,021)	$917	$(238)	$(34,288)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative (depreciation) of $(276) as reported in the Notes to Schedule of Investments.

(s)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(28,990)	$27,853	$(1,137)
BPS	(284)	60	(224)
BRC	176	0	176
CBK	59	(190)	(131)
FBF	(6,616)	6,320	(296)
GLM	94	0	94
HUS	649	(570)	79
JPM	(43)	0	(43)
RBC	137	(300)	(163)
RYL	(71)	(270)	(341)
UAG	119	(290)	(171)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

182	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2013

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”). Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of thirteen funds (each a “Fund” and collectively the “Funds”) offered by the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of

ANNUAL REPORT	MARCH 31, 2013	183

Notes to Financial Statements (Cont.)

mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective April 1, 2012, the Funds began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Funds may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedules of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of a Fund’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser

184	PIMCO EQUITY-RELATED STRATEGY FUNDS

March 31, 2013

monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers out of Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from

ANNUAL REPORT	MARCH 31, 2013	185

Notes to Financial Statements (Cont.)

their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair

186	PIMCO EQUITY-RELATED STRATEGY FUNDS

March 31, 2013

value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Exchange-Traded Funds  The Funds may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(b) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. At March 31, 2013, PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar Hedged) and PIMCO StocksPLUS® Long Duration Fund had $1,493,117 and $995,221, respectively, in outstanding commitments.

(c) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed

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or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(e) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities such as U.S. Treasury Strips which are Treasury fixed income securities sold at a discount to face value and offer no interest payments; rather, investors receive par at maturity.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the

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Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statements of Operations serve as indicators of the volume of financial derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of

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the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns for a Fund or to hedge an existing position or future investment.

Straddle Options  Certain Funds may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the

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same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

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Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of March 31, 2013 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

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Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure of the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Variance Swap Agreements  Certain Funds may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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Notes to Financial Statements (Cont.)

Credit and Counterparty Risks  A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedules of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers

194	PIMCO EQUITY-RELATED STRATEGY FUNDS

March 31, 2013

Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain/(loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the PIMCO EM Fundamental IndexPLUS® AR Strategy, PIMCO Fundamental Advantage Absolute Return Strategy, PIMCO Fundamental IndexPLUS® AR, PIMCO International Fundamental IndexPLUS® AR Strategy and PIMCO Small Company Fundamental IndexPLUS® AR Strategy Funds.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0.85%	0.40%	0.50%	0.40%	N/A	N/A
PIMCO Fundamental Advantage Absolute Return Strategy Fund	0.64%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO Fundamental IndexPLUS® AR Fund	0.54%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0.59%	0.25%	N/A	N/A	N/A	N/A
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	0.39%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0.45%	0.30%	0.40%	N/A	0.45%	0.45%
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.44%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0.59%	0.25%	N/A	N/A	N/A	N/A
PIMCO StocksPLUS® Fund	0.25%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO StocksPLUS® Long Duration Fund	0.35%	0.24%	N/A	N/A	N/A	N/A
PIMCO StocksPLUS® Absolute Return Fund	0.39%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO StocksPLUS® AR Short Strategy Fund	0.39%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0.74%	0.25%	N/A	N/A	N/A	N/A

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the

Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

ANNUAL REPORT	MARCH 31, 2013	195

Notes to Financial Statements (Cont.)

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
PIMCO StocksPLUS® Fund	0.50%	0.25%
All other Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%
Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2013, the Distributor received $23,528,041 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO Small Company Fundamental IndexPLUS® AR Strategy and PIMCO Worldwide Fundamental Advantage AR Strategy Funds’ Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of the Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2013, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	$8
Worldwide Fundamental Advantage AR Strategy Fund	46

Prior to January 1, 2013, each unaffiliated Trustee received an annual retainer of $135,000, plus $10,500 for each Board of Trustees quarterly meeting attended, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each special Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

196	PIMCO EQUITY-RELATED STRATEGY FUNDS

March 31, 2013

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $15,000 and each other committee chair will receive an additional annual retainer of $2,250.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2013, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$797,515	$662,590
PIMCO Fundamental Advantage Absolute Return Strategy Fund	314,536	588,932
PIMCO Fundamental IndexPLUS® AR Fund	197,319	45,814
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	37,428	1,206
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	179,386	117,398
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	1,703	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	50,234	30,017
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	3,816	0
PIMCO StocksPLUS® Fund	103,616	30,175
PIMCO StocksPLUS® Long Duration Fund	46,276	0
PIMCO StocksPLUS® Absolute Return Fund	63,980	10,296
PIMCO StocksPLUS® AR Short Strategy Fund	1,461,378	492,420
PIMCO Worldwide Fundamental Advandate AR Strategy Fund	11,590	1,194

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio
Fund Name	Market Value 03/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2013	Dividend Income	Net Capital Gain Distributions
EM Fundamental IndexPLUS® AR Strategy Fund	$366,125	$4,270,472	$(4,636,663)	$74	$0	$8	$672	$0
Fundamental Advantage Absolute Return Strategy Fund	15,705	1,128,353	(1,144,086)	35	0	7	253	0
Fundamental IndexPLUS® AR Fund	114	625,514	(625,645)	19	0	2	115	0
International Fundamental IndexPLUS® AR Strategy Fund	327,830	3,155,060	(3,178,000)	44	(15)	304,919	759	0
International StocksPLUS® AR Strategy Fund (Unhedged)	110,731	873,962	(984,697)	10	(2)	4	161	0
International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	3,520	27,339	(2,900)	(2)	(6)	27,951	39	1
Small Cap StocksPLUS® AR Strategy Fund	7,148	219,654	(226,807)	7	0	2	54	0
Small Company Fundamental IndexPLUS® AR Strategy Fund	92,784	435,807	(506,600)	0	1	21,992	107	0
StocksPLUS® AR Short Strategy Fund	67,435	2,220,500	(2,287,951)	33	0	17	600	0

ANNUAL REPORT	MARCH 31, 2013	197

Notes to Financial Statements (Cont.)

Investments in PIMCO Short-Term Floating NAV Portfolio (Cont.)
Fund Name	Market Value 03/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2013	Dividend Income	Net Capital Gain Distributions
StocksPLUS® Absolute Return Fund	$16,403	$261,413	$(277,828)	$14	$0	$2	$ 113	$0
StocksPLUS® Fund	317,156	480,061	(797,236)	52	(29)	4	160	0
StocksPLUS® Long Duration Fund	75,800	258,651	(197,000)	16	(146)	137,321	441	9
Worldwide Fundamental Advantage AR Strategy Fund	0	1,023,853	(341,200)	(266)	52	682,439	535	18

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2013	Dividend Income	Net Capital Gain Distributions
EM Fundamental IndexPLUS® AR Strategy Fund	$ 0	$2,296,893	$(2,046,100)	$(365)	$ 23	$250,451	$1,393	$ 0
Fundamental Advantage Absolute Return Strategy Fund	0	1,289,867	(1,209,200)	(175)	9	80,501	667	0
Fundamental IndexPLUS® AR Fund	0	966,956	(734,800)	(120)	21	232,057	455	0
International Fundamental IndexPLUS® AR Strategy Fund	0	471,624	(471,530)	(50)	0	44	624	0
International StocksPLUS® AR Strategy Fund (Unhedged)	0	665,053	(652,100)	(34)	1	12,920	253	0
Small Cap StocksPLUS® AR Strategy Fund	0	234,207	(177,600)	(48)	2	56,561	207	0
Small Company Fundamental IndexPLUS® AR Strategy Fund	0	66,071	(66,000)	(16)	0	55	71	0
StocksPLUS® AR Short Strategy Fund	0	1,919,309	(1,308,300)	(475)	(56)	610,478	1,908	0
StocksPLUS® Absolute Return Fund	0	266,077	(216,000)	(73)	0	50,004	277	0
StocksPLUS® Fund	0	506,356	(429,400)	(54)	2	76,904	256	0

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2013, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$21,832,311	$22,277,306	$2,242,362	$1,276,916
PIMCO Fundamental Advantage Absolute Return Strategy Fund	7,269,263	7,028,363	822,384	401,397
PIMCO Fundamental IndexPLUS® AR Fund	6,146,836	5,617,869	748,856	150,506
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	16,097,443	14,369,010	1,402,258	340,792
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	6,360,350	6,481,313	563,392	263,615
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	1,514,938	1,194,010	156,241	39,047
PIMCO Small Cap StocksPLUS® AR Strategy Fund	3,107,982	2,906,891	253,913	67,163

198	PIMCO EQUITY-RELATED STRATEGY FUNDS

March 31, 2013

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	$1,990,407	$1,844,101	$106,900	$40,896
PIMCO StocksPLUS® Fund	2,853,630	3,103,777	335,142	172,645
PIMCO StocksPLUS® Long Duration Fund	352,374	269,778	268,585	58,732
PIMCO StocksPLUS® Absolute Return Fund	3,203,646	2,841,240	370,894	107,768
PIMCO StocksPLUS® AR Short Strategy Fund	11,368,491	9,013,871	2,557,713	917,825
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	3,216,402	1,221,368	519,081	46,591

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO EM Fundamental IndexPLUS® AR Strategy Fund (1)				PIMCO Fundamental Advantage Absolute Return Strategy Fund (2)
	Year Ended 03/31/2013		Year Ended 03/31/2012		Year Ended 03/31/2013		Year Ended 03/31/2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for share sold
Institutional Class	104,755	$995,653	246,223	$2,407,304	547,427	$2,356,892	506,222	$2,175,252
Class P	2,773	28,246	2,137	22,287	9,634	41,665	8,012	34,357
Administrative Class	13	139	0	0	0	0	0	0
Class D	0	0	0	0	7,972	34,469	11,204	46,704
Class A	0	0	0	0	6,659	28,287	12,232	52,382
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	2,052	8,735	3,228	13,971
Class R	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	40,540	423,697	11,607	106,652	12,022	53,271	50,848	210,766
Class P	61	635	7	61	165	728	440	1,781
Administrative Class	1	7	0	0	0	0	0	0
Class D	0	0	0	0	154	672	1,172	4,712
Class A	0	0	0	0	157	682	1,713	6,901
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	20	88	372	1,503
Class R	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(17,250)	(178,951)	(6,082)	(58,839)	(217,722)	(928,742)	(1,241,557)	(5,249,560)
Class P	(2,548)	(26,126)	(1,875)	(17,986)	(3,955)	(16,802)	(6,622)	(27,485)
Administrative Class	(2)	(14)	0	0	0	0	0	0
Class D	0	0	0	0	(6,330)	(26,196)	(19,638)	(80,582)
Class A	0	0	0	0	(10,122)	(42,193)	(18,746)	(77,124)
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	(2,284)	(9,616)	(4,309)	(17,942)
Class R	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	128,343	$1,243,286	252,017	$2,459,479	345,849	$1,501,940	(695,429)	$(2,904,364)

ANNUAL REPORT	MARCH 31, 2013	199

Notes to Financial Statements (Cont.)

	PIMCO Fundamental IndexPLUS® AR Strategy Fund				PIMCO International Fundamental IndexPLUS® AR Strategy Fund (3)
	Year Ended 03/31/2013		Year Ended 03/31/2012		Year Ended 03/31/2013		Period from 09/30/2011 to 03/31/2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	103,812	$626,224	168,455	$881,803	155,066	$1,676,280	109,795	$1,215,285
Class P	21,391	132,275	4,827	26,780	0	0	0	0
Administrative Class	4,216	24,863	353	1,982	0	0	0	0
Class D	63,757	380,361	18,058	100,620	0	0	0	0
Class A	35,607	212,997	17,236	95,141	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	13,737	78,937	3,974	21,496	0	0	0	0
Class R	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	13,547	80,546	9,115	49,225	44,526	500,768	859	9,710
Class P	1,034	6,187	294	1,608	0	0	0	0
Administrative Class	349	2,062	13	76	0	0	0	0
Class D	4,227	24,591	1,549	8,370	0	0	0	0
Class A	3,079	17,831	1,518	8,192	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	1,118	6,202	507	2,642	0	0	0	0
Class R	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(23,455)	(142,203)	(153,149)	(823,226)	(6,736)	(81,742)	0	0
Class P	(2,882)	(17,339)	(2,409)	(12,949)	0	0	0	0
Administrative Class	(305)	(1,752)	(3)	(17)	0	0	0	0
Class D	(16,794)	(99,139)	(17,748)	(93,269)	0	0	0	0
Class A	(10,276)	(60,137)	(13,616)	(72,506)	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	(2,196)	(12,384)	(1,968)	(10,145)	0	0	0	0
Class R	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	209,966	$1,260,122	37,006	$185,823	192,856	$2,095,306	110,654	$1,224,995

200	PIMCO EQUITY-RELATED STRATEGY FUNDS

March 31, 2013

PIMCO International StocksPLUS® AR Strategy Fund (Unhedged) (4)				PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged) (5)				PIMCO Small Cap StocksPLUS® AR Strategy Fund (6)
Year Ended 03/31/2013		Year Ended 03/31/2012		Year Ended 03/31/2013		Period from 03/09/2012 to 03/31/2012		Year Ended 03/31/2013		Year Ended 03/31/2012
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

5,356	$35,629	158,679	$947,767	19,583	$140,541	18,537	$117,822	14,697	$120,903	67,801	$450,917
4,435	28,724	496	3,051	1,056	7,547	1	10	6,739	56,253	1,654	12,999
200	1,322	0	0	0	0	0	0	0	0	0	0
4,400	28,486	3,725	22,392	26,322	181,671	1,880	12,144	22,642	186,443	9,783	73,404
2,127	13,838	1,185	7,514	8,232	56,996	1,165	7,894	17,046	140,366	6,125	44,424
0	0	0	0	15	106	26	173	0	0	0	0
420	2,666	349	2,188	2,109	13,932	370	2,314	4,705	37,216	1,888	13,574
0	0	0	0	0	0	0	0	0	0	0	0

12,646	83,262	3,744	21,057	2,386	16,550	1,420	9,359	2,230	17,902	1,271	8,769
278	1,831	1	4	20	139	0	0	212	1,714	18	129
1	9	0	0	0	0	0	0	0	0	0	0
290	1,883	47	257	812	5,545	199	1,302	1,114	8,844	550	3,849
117	757	41	227	409	2,766	171	1,119	826	6,570	359	2,507
0	0	0	0	9	54	16	103	0	0	0	0
26	166	12	63	109	696	66	413	256	1,929	116	775
0	0	0	0	0	0	0	0	0	0	0	0

(1,235)	(8,097)	(74,476)	(422,412)	(1,228)	(8,637)	(20,447)	(140,188)	(3,920)	(32,349)	(71,872)	(508,320)
(3,226)	(21,102)	(45)	(262)	(61)	(440)	0	0	(1,147)	(9,083)	(1,259)	(9,589)
(2)	(16)	0	0	0	0	0	0	0	0	0	0
(3,925)	(24,637)	(1,238)	(7,139)	(2,782)	(19,250)	(4,586)	(30,781)	(7,466)	(58,284)	(11,205)	(78,243)
(1,139)	(7,338)	(1,062)	(6,180)	(1,766)	(12,232)	(2,802)	(18,845)	(5,436)	(43,477)	(7,300)	(51,595)
0	0	0	0	(91)	(575)	(234)	(1,488)	0	0	0	0
(146)	(861)	(168)	(942)	(339)	(2,176)	(1,034)	(6,594)	(952)	(7,188)	(1,391)	(9,355)
0	0	0	0	0	0	0	0	0	0	0	0
20,623	$136,522	91,290	$567,585	54,795	$383,233	(5,252)	$(45,243)	51,546	$427,759	(3,462)	$(45,755)

ANNUAL REPORT	MARCH 31, 2013	201

Notes to Financial Statements (Cont.)

	PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund (7)				PIMCO StocksPLUS® Fund (8)
	Year Ended 03/31/2013		Period from 09/30/2011 to 03/31/2012		Year Ended 03/31/2013		Year Ended 03/31/2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	817	$10,293	31,501	$353,301	24,969	$217,796	95,783	$769,124
Class P	0	0	0	0	2,171	18,966	290	2,492
Administrative Class	0	0	0	0	230	1,925	60	476
Class D	0	0	0	0	8,515	71,536	662	5,219
Class A	0	0	0	0	5,211	44,210	3,982	31,492
Class B	0	0	0	0	17	140	43	341
Class C	0	0	0	0	1,531	12,481	1,064	8,251
Class R	0	0	0	0	565	4,820	176	1,399
Issued as reinvestment of distributions
Institutional Class	6,082	71,855	2,107	24,028	10,375	88,207	18,092	143,681
Class P	0	0	0	0	32	278	16	126
Administrative Class	0	0	0	0	48	395	45	343
Class D	0	0	0	0	594	4,786	84	644
Class A	0	0	0	0	812	6,604	852	6,502
Class B	0	0	0	0	12	99	39	287
Class C	0	0	0	0	504	3,948	568	4,202
Class R	0	0	0	0	49	406	35	272
Cost of shares redeemed
Institutional Class	(476)	(6,000)	(9)	(93)	(93,756)	(807,771)	(95,889)	(763,023)
Class P	0	0	0	0	(915)	(7,794)	(285)	(2,415)
Administrative Class	0	0	0	0	(109)	(932)	(89)	(711)
Class D	0	0	0	0	(7,440)	(61,494)	(1,248)	(9,438)
Class A	0	0	0	0	(3,324)	(27,285)	(4,587)	(36,245)
Class B	0	0	0	0	(193)	(1,532)	(449)	(3,517)
Class C	0	0	0	0	(1,212)	(9,767)	(1,686)	(13,038)
Class R	0	0	0	0	(117)	(1,018)	(204)	(1,653)
Net increase (decrease) resulting from Fund share transactions	6,423	$76,148	33,599	$377,236	(51,431)	$(440,996)	17,354	$144,811

202	PIMCO EQUITY-RELATED STRATEGY FUNDS

March 31, 2013

PIMCO StocksPLUS® Long Duration Fund (9)				PIMCO StocksPLUS® Absolute Return Fund				PIMCO StocksPLUS® AR Short Strategy Fund (10)
Year Ended 03/31/2013		Year Ended 03/31/2012		Year Ended 03/31/2013		Year Ended 03/31/2012		Year Ended 03/31/2013		Year Ended 03/31/2012
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

39,250	$342,998	6,768	$51,668	20,165	$185,246	42,301	$308,110	1,409,034	$5,099,627	447,573	$1,803,207
0	0	0	0	7,738	71,163	1,211	10,195	36,015	134,648	20,858	87,082
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	48,565	436,962	10,419	86,404	22,069	79,308	42,577	178,377
0	0	0	0	15,864	146,076	7,639	60,314	47,018	166,631	70,718	296,535
0	0	0	0	28	241	35	277	0	0	0	0
0	0	0	0	5,818	51,675	1,756	13,564	4,914	17,373	5,988	24,547
0	0	0	0	0	0	0	0	0	0	0	0

12,942	108,303	5,863	43,878	1,959	17,457	1,231	9,649	12,857	46,658	9,902	39,887
0	0	0	0	210	1,866	14	114	254	943	222	875
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	2,561	22,559	457	3,665	166	603	678	2,693
0	0	0	0	776	6,889	356	2,833	225	826	1,229	4,858
0	0	0	0	6	47	10	77	0	0	0	0
0	0	0	0	237	2,025	94	721	27	99	172	659
0	0	0	0	0	0	0	0	0	0	0	0

(16,336)	(143,327)	(18,274)	(137,285)	(8,189)	(77,023)	(46,550)	(359,222)	(35,872)	(133,224)	(375,781)	(1,677,281)
0	0	0	0	(1,696)	(15,552)	(917)	(7,717)	(22,075)	(80,455)	(13,271)	(54,624)
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	(27,967)	(256,463)	(11,203)	(84,512)	(18,729)	(67,192)	(43,047)	(175,568)
0	0	0	0	(4,420)	(39,478)	(8,441)	(64,578)	(44,235)	(160,524)	(75,170)	(306,500)
0	0	0	0	(170)	(1,462)	(352)	(2,709)	0	0	0	0
0	0	0	0	(1,119)	(9,716)	(1,315)	(9,886)	(4,268)	(14,962)	(4,863)	(19,171)
0	0	0	0	0	0	0	0	0	0	0	0
35,856	$307,974	(5,643)	$(41,739)	60,366	$542,512	(3,255)	$(32,701)	1,407,400	$5,090,359	87,785	$205,576

ANNUAL REPORT	MARCH 31, 2013	203

Notes to Financial Statements (Cont.)

	PIMCO Worldwide Fundamental Advantage AR Strategy Fund (11)
	Period from 11/30/2012 to 03/31/2013
	Shares	Amount

Receipts for shares sold
Institutional Class	250,266	$2,527,443
Class P	0	0
Administrative Class	0	0
Class D	0	0
Class A	0	0
Class B	0	0
Class C	0	0
Class R	0	0
Issued as reinvestment of distributions
Institutional Class	800	8,033
Class P	0	0
Administrative Class	0	0
Class D	0	0
Class A	0	0
Class B	0	0
Class C	0	0
Class R	0	0
Cost of shares redeemed
Institutional Class	(24)	(242)
Class P	0	0
Administrative Class	0	0
Class D	0	0
Class A	0	0
Class B	0	0
Class C	0	0
Class R	0	0
Net increase resulting from Fund share transactions	251,042	$2,535,234

(1)

As of March 31, 2013, three shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 97% of the Fund. Two shareholders are related parties to the Fund and comprise 86% of the Fund.

(2)	As of March 31, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 83% of the Fund, and each of the two shareholders are related parties of the Fund.*
(3)	As of March 31, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 98% of the Fund, and each of the two shareholders are related parties of the Fund.*
(4)

As of March 31, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 85% of the Fund. One shareholder is a related party to the Fund and comprises 16% of the Fund.*

(5)	As of March 31, 2013, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 10% of the Fund, and the shareholder is a related party of the Fund.*
(6)	As of March 31, 2013, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 11% of the Fund, and the shareholder is a related party of the Fund.*
(7)	As of March 31, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 97% of the Fund, and each of the two shareholders are related parties of the Fund.*
(8)	As of March 31, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 42% of the Fund, and each of the two shareholders are related parties of the Fund.*
(9)	As of March 31, 2013, four shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 66% of the Fund.
(10)	As of March 31, 2013, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 92% of the Fund, and the shareholder is a related party of the Fund.*
(11)	As of March 31, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 97% of the Fund, and each of the two shareholders are related parties of the Fund.*
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

204	PIMCO EQUITY-RELATED STRATEGY FUNDS

March 31, 2013

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2013, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2010-2012, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral- Capital (4)	Qualified Late-Year Loss Deferral- Ordinary (5)
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$0	$25,839	$127,059	$(11,337)	$0	$0	$(65.479)
PIMCO Fundamental Advantage Absolute Return Strategy Fund	356,285	0	113,470	(4,804)	(799,984)	0	0
PIMCO Fundamental IndexPLUS® AR Fund	173,258	0	62,503	(1,954)	(7,504)	0	0
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	69,069	0	33,645	(4,459)	0	(57)	0
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	71,144	1,104	23.779	(3,489)	0	0	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	35,774	0	3,265	(643)	0	0	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	29,624	42,288	15,216	(666)	(139,902)	0	0
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	62,221	298	11,666	(601)	0	0	0
PIMCO StocksPLUS® Fund	47,565	49,654	30,570	(424)	(237,011)	0	0
PIMCO StocksPLUS® Long Duration Fund	48,490	50,918	48,315	(333)	0	0	0
PIMCO StocksPLUS® Absolute Return Fund	18,354	55,039	36,511	(1,348)	(41,705)	0	0
PIMCO StocksPLUS® AR Short Strategy Fund	52,162	0	122,180	(16,014)	(1,252,208)	0	0
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0	18	(16,388)	(53)	0	0	(9,299)

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through March 31, 2013 which the Funds elected to defer to the following taxable year pursuant to federal income tax regulations.
(5)

Specified losses realized during the period November 1, 2012 through March 31, 2013 and Ordinary losses realized during the period January 1, 2013 through March 31, 2013, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2013, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands) (6)
	03/31/2014	03/31/2015	03/31/2016	03/31/2017	03/31/2018	03/31/2019
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$0	$0	$0	$0	$0	$0
PIMCO Fundamental Advantage Absolute Return Strategy Fund	0	0	0	0	137,539	192,616
PIMCO Fundamental IndexPLUS® AR Fund	0	0	0	0	7,504	0
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0	0	0	0	0	0
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	$0	$0	$0	$0	$0	$0

ANNUAL REPORT	MARCH 31, 2013	205

Notes to Financial Statements (Cont.)

	Expiration of Accumulated Capital Losses (amounts in thousands) (6)
	03/31/2014	03/31/2015	03/31/2016	03/31/2017	03/31/2018	03/31/2019
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0	0	0	0	0	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund*	0	0	0	80,803	59,099	0
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0	0	0	0	0	0
PIMCO StocksPLUS® Fund*	0	0	0	225,952	11,059	0
PIMCO StocksPLUS® Long Duration Fund	0	0	0	0	0	0
PIMCO StocksPLUS® Absolute Return Fund*	0	0	0	29,543	12,162	0
PIMCO StocksPLUS® AR Short Strategy Fund*	0	0	0	0	78,424	183,598
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0	0	0	0	0	0

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2013, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term (6)
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$0	$0
PIMCO Fundamental Advantage Absolute Return Strategy Fund	342,274	127,555
PIMCO Fundamental IndexPLUS® AR Fund	0	0
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0	0
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	0	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0	0
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0	0
PIMCO StocksPLUS® Fund	0	0
PIMCO StocksPLUS® Long Duration Fund	0	0
PIMCO StocksPLUS® Absolute Return Fund	0	0
PIMCO StocksPLUS® AR Short Strategy Fund	424,680	565,507
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0	0

(6)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$6,507,216	$152,509	$(19,602)	$132,907
PIMCO Fundamental Advantage Absolute Return Strategy Fund	3,444,347	92,400	(14,628)	77,772
PIMCO Fundamental IndexPLUS® AR Fund	2,288,087	29,479	(9,048)	20,431
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	4,271,337	55,695	(8,216)	47,480
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	1,392,037	25,404	(4,309)	21,095
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	716,181	9,154	(4,463)	4,692
PIMCO Small Cap StocksPLUS® AR Strategy Fund	988,726	17,390	(2,829)	14,561
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	626,320	12,378	(774)	11,604
PIMCO StocksPLUS® Fund	1,112,241	14,472	(7,291)	7,181
PIMCO StocksPLUS® Long Duration Fund	863,479	55,420	(7,851)	47,569
PIMCO StocksPLUS® Absolute Return Fund	1,176,514	20,091	(3,953)	16,138
PIMCO StocksPLUS® AR Short Strategy Fund	7,018,235	122,225	(23,251)	98,974
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	3,327,783	5,735	(4,325)	1,410

(7)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals and treasury inflation-protected securities deflationary adjustments for federal income tax purposes.

206	PIMCO EQUITY-RELATED STRATEGY FUNDS

March 31, 2013

For the fiscal years ended March 31, 2013 and March 31, 2012, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2013			March 31, 2012
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$424,534	$0	$0	$106,726	$0	$0
PIMCO Fundamental Advantage Absolute Return Strategy Fund	55,793	0	0	228,592	0	0
PIMCO Fundamental IndexPLUS® AR Fund	142,750	0	0	71,787	0	0
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	500,692	76	0	9,710	0	0
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	87,426	619	0	21,634	14	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	24,150	2,101	0	10,530	2,220	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	37,804	0	0	16,536	0	0
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	71,694	165	0	24,028	0	0
PIMCO StocksPLUS® Fund	49,629	57,183	0	89,728	68,469	0
PIMCO StocksPLUS® Long Duration Fund	57,647	50,662	0	12,741	31,178	0
PIMCO StocksPLUS® Absolute Return Fund	51,992	1,071	0	17,652	0	0
PIMCO StocksPLUS® AR Short Strategy Fund	49,330	0	0	49,966	0	0
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	8,036	0	0	0	0	0

(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

Subsequent to March 31, 2011, management determined that the PIMCO INTERNATIONAL STOCK PLUS AR STRATEGY FUND (U.S. DOLLAR-HEDGED) improperly calculated its dividends paid deduction for the taxable year ended March 31, 2011. On June 11, 2012, the Board of Trustees for the Portfolio declared a deficiency dividend (as defined under IRC section 860) in the amount of $1,900,000 of undistributed taxable income for the Portfolio’s tax year ended March 31, 2011. The dividend was paid to shareholders on June 21, 2012.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Funds’ financial statements.

ANNUAL REPORT	MARCH 31, 2013	207

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO EM Fundamental IndexPLUS® AR Strategy Fund, PIMCO Fundamental Advantage Absolute Return Strategy Fund, PIMCO Fundamental IndexPLUS® AR Fund, PIMCO International Fundamental IndexPLUS® AR Strategy Fund, PIMCO International StocksPLUS® AR Strategy Fund (Unhedged), PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged), PIMCO Small Cap StocksPLUS® AR Strategy Fund, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund, PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® AR Short Strategy Fund, PIMCO StocksPLUS® Long Duration Fund and PIMCO Worldwide Fundamental Advantage AR Strategy Fund (thirteen series of PIMCO Funds, hereinafter referred to as the “Funds”) at March 31, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereinafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2013

208	PIMCO EQUITY-RELATED STRATEGY FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FCT	Credit Suisse Capital LLC	MYC	Morgan Stanley Capital Services, Inc.
BOS	Banc of America Securities LLC	FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBS	RBS Securities, Inc.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	JPS	JPMorgan Securities, Inc.	WST	Westpac Banking Corp.
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	DKK	Danish Krone	MXN	Mexican Peso
BRL	Brazilian Real	EUR	Euro	NOK	Norwegian Krone
CAD	Canadian Dollar	GBP	British Pound	SEK	Swedish Krona
CHF	Swiss Franc	IDR	Indonesian Rupiah	SGD	Singapore Dollar
CLP	Chilean Peso	ILS	Israeli Shekel	USD	United States Dollar
CNY	Chinese Renminbi

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	ERAUSLT	eRAFI U.S. Large Strategy Index
CDX.HY	Credit Derivatives Index - High Yield	EAFE	Europe, Australasia, and Far East Stock Index	ERAUSST	eRAFI U.S. Small Strategy Index
CDX.IG	Credit Derivatives Index - Investment Grade	ERADXULT	eRAFI International Large Strategy Index	MCDX	Municipal Bond Credit Derivative Index
CMBX	Commercial Mortgage-Backed Index	ERAEMLT	eRAFI Emerging Markets Strategy Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	CR	Custodial Receipts	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.	FGIC	Financial Guaranty Insurance Co.	ST	State
BHAC	Berkshire Hathaway Assurance Corporation	MBIA	Municipal Bond Investors Assurance	VA	Department of Veterans Affairs

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
ADR	American Depositary Receipt	CDO	Collateralized Debt Obligation	MBS	Mortgage-Backed Security
AID	Agency International Development	CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International
ALT	Alternate Loan Trust	CMO	Collateralized Mortgage Obligation	NCUA	National Credit Union Administration
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	OIS	Overnight Index Swap
BBR	Bank Bill Rate	FDIC	Federal Deposit Insurance Corp.	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBSW	Bank Bill Swap Reference Rate	FSB	Federal Savings Bank
CBO	Collateralized Bond Obligation	JSC	Joint Stock Company

ANNUAL REPORT	MARCH 31, 2013	209

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2013) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of each Funds’ fiscal 2013 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2013 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2013 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2013 are considered to be derived from ”qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0.08%	0.08%	$124,915	$0
PIMCO Fundamental Advantage Absolute Return Strategy Fund	1.42%	1.42%	48,352	0
PIMCO Fundamental IndexPLUS® AR Fund	0.03%	0.03%	20,695	0
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0.00%	0.00%	44,089	47,567
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	0.51%	0.51%	21,246	8,898
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0.00%	0.00%	4,198	1,523
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0.44%	0.44%	9,643	0
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0.00%	0.00%	8,482	7,124
PIMCO StocksPLUS® Fund	0.37%	0.37%	17,929	12,522
PIMCO StocksPLUS® Long Duration Fund	0.00%	0.00%	24,239	21,625
PIMCO StocksPLUS® Absolute Return Fund	0.63%	0.63%	14,209	0
PIMCO StocksPLUS® AR Short Strategy Fund	0.26%	0.26%	49,330	0
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0.00%	0.00%	0	0

For the current year pursuant to IRC Section 852(b)(3)(C)(v), the Fund(s) designates an increase in net capital gain arising from determinations under Section 860(e) relating to prior years.

Name	Net Cap Gain
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$478,314
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	483,465
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	13,962
PIMCO StocksPLUS® Fund	166,867
PIMCO StocksPLUS® Long Duration Fund	1,043,391

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2014, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2013.

210	PIMCO EQUITY-RELATED STRATEGY FUNDS

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	167	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	167	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	167	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Adviser (primarily to manufacturing companies).	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	MARCH 31, 2013	211

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

212	PIMCO EQUITY-RELATED STRATEGY FUNDS

Privacy Policy

(Unaudited)

The Funds1,2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any investment fund managed by the Adviser in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2013	213

Approval of the Amended and Restated Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement for PIMCO Mortgage Opportunities Fund, PIMCO Worldwide Fundamental Advantage TR Strategy Fund and PIMCO Emerging Markets Full Spectrum Bond Fund

The Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees (the “Independent Trustees”), approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) and the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of the PIMCO Mortgage Opportunities Fund and PIMCO Worldwide Fundamental Advantage AR Strategy Fund on August 14, 2012, and PIMCO Emerging Markets Full Spectrum Bond Fund on November 13, 2012, each a new series of the Trust (each a “New Fund” and, together, the “New Funds”) for an initial two-year term. On August 14, 2012, the Board also approved on behalf of PIMCO Worldwide Fundamental Advantage TR Strategy Fund the Sub-Advisory Agreement (together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”) with Research Affiliates, LLC (“RALLC”).

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  The Trustees received a wide variety of materials relating to the services to be provided by PIMCO and RALLC. The Board reviewed information relating to proposed fund operations, including the New Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services proposed to be provided by PIMCO and RALLC. In considering whether to approve the Agreements, the Board also reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to expense ratios of funds with investment objectives and policies similar to those of the New Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board. The Board also reviewed information about the personnel who would be providing investment management and administrative services to the New Funds.

(b) Review Process:  In connection with the approval of the Agreements, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel. The Board also heard oral presentations on matters related to the Agreements. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

Similarly, the Board considered the sub-advisory services proposed to be provided by RALLC to the PIMCO Worldwide Fundamental Advantage AR Strategy Fund. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO and RALLC under the Agreements are likely to benefit the New Funds and their shareholders.

(b) Other Services:  The Board considered the nature, extent, quality and cost of supervisory and administrative services to be provided by PIMCO to the New Funds under the Agreements. The Board considered the terms of the Trust’s Supervision and Administration Agreement,

214	PIMCO EQUITY-RELATED STRATEGY FUNDS

(Unaudited)

under which the New Funds will pay for the administrative services they require under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO would provide or procure supervisory and administrative services and bear the costs of various third party services required by the New Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services to other series of the Trust and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit the New Funds and their shareholders.

3. INVESTMENT PERFORMANCE

As the New Funds had not yet commenced operations at the time the Agreements were considered, the Trustees did not receive or consider investment performance information.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any New Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to prospective investors in the New Funds. Fees proposed for the New Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the proposed advisory fee, supervisory and administrative fee and estimated total expenses of each New Fund (each as a percentage of average net assets) and compared such amounts with the average and median fees and expenses of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group Expense Comparison” of comparable funds, as well as the universe of other similar funds. The Board compared the New Funds’ total expenses to other funds in the Peer Group Expense Comparison provided by Lipper and found the New Funds’ total expenses to be reasonable.

With respect to the New Funds, the Board compared the advisory fees to the standard fee rate PIMCO charges to separate accounts and other clients with similar investment strategies and found them to be reasonable in comparison.

The Board also considered the New Funds’ proposed supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Trust’s business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each New Fund would pay for the supervisory and administrative services it requires for one set fee, and in return, PIMCO would provide or procure supervisory and administrative services and bear the costs of various third party services required by the New Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the New Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses, which is beneficial to the New Funds and their shareholders. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of each New Fund’s expenses at competitive levels from the outset, in effect, setting the fees as if each New Fund was already at scale.

The Board also noted that PIMCO had contractually agreed to reduce total annual fund operating expenses for each class of each New Fund by waiving a portion of its supervisory and administrative fee or reimbursing the New Fund to the extent that any organizational expenses and the pro rata share of the Trust’s Trustees’ fees attributable to a class of a New Fund exceeds 0.49 basis points in any year.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and supervisory and administrative fees to be charged by PIMCO, and, for PIMCO Worldwide Fundamental Advantage AR Strategy Fund, the sub-advisory fee to be paid by PIMCO to RALLC, as well as the estimated total expenses of the New Funds, are reasonable and approval of the Agreements would likely benefit each New Fund and its shareholders.

ANNUAL REPORT	MARCH 31, 2013	215

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements (Cont.)

(Unaudited)

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Funds are newly organized, information regarding PIMCO’s costs in providing services to the New Funds and the profitability of PIMCO’s relationship with the New Funds was not available.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each New Fund’s overall expense ratio).

The Board concluded that the New Funds’ proposed cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the New Funds, to the benefit New Fund shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO will provide distribution and shareholder services to the New Funds and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the New Funds’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the New Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the Agreements were fair and reasonable to the New Funds and their shareholders, that the New Funds’ shareholders would likely receive reasonable value in return for the advisory fees and other amounts paid to PIMCO by each New Fund, and, for PIMCO Worldwide Fundamental Advantage AR Strategy Fund, the sub-advisory fee to be paid by PIMCO to RALLC, and that the approval of the Agreements was in the best interests of the New Funds and their shareholders.

216	PIMCO EQUITY-RELATED STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF3003AR_033113

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2013

International Bond Funds

PIMCO Emerging Local Bond Fund

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO Foreign Bond Fund (Unhedged)

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Fund (Unhedged)

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		16
Benchmark Descriptions		19
Financial Highlights		22
Statements of Assets and Liabilities		36
Statements of Operations		40
Statements of Changes in Net Assets		42
Notes to Financial Statements		171
Report of Independent Registered Public Accounting Firm		194
Glossary		195
Federal Income Tax Information		196
Management of the Trust		197
Privacy Policy		199
Approval of the Amended and Restated Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement for PIMCO Mortgage Opportunities Fund, PIMCO Worldwide Fundamental Advantage TR Strategy Fund and PIMCO Emerging Markets Full Spectrum Bond Fund		200

Fund	Fund Summary	Schedule of Investments

PIMCO Emerging Local Bond Fund	6	44
PIMCO Emerging Markets Bond Fund	7	58
PIMCO Emerging Markets Corporate Bond Fund	8	72
PIMCO Emerging Markets Currency Fund	9	81
PIMCO Emerging Markets Full Spectrum Bond Fund	10	94
PIMCO Foreign Bond Fund (Unhedged)	11	95
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	12	111
PIMCO Global Advantage® Strategy Bond Fund	13	127
PIMCO Global Bond Fund (Unhedged)	14	145
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	15	158

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived safe assets1 (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum. The availability of “easy money” and asset purchases, derived from central bank quantitative easing policies and near-zero interest rates, helped to inflate most risk assets by encouraging greater risk taking as investors searched for higher returns and yields. Equity indices in the U.S. rallied and reached new highs, while yields on U.S. Treasuries and most developed market sovereign bonds remained low. Signs of an improving U.S. housing market and positive U.S. economic data also contributed to increased investor risk appetite, despite a period marked by ongoing geopolitical uncertainty and growing concerns about global economic growth. In particular, the unresolved banking crisis in Cyprus (and potentially more broadly across peripheral European countries), the continuing social unrest in the Middle East, and the unsettling situation with North Korea kept investors on edge.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, or QE3, expanding the Fed’s purchases beyond U.S. Treasuries to Agency mortgage-backed securities. In addition, the Fed announced that it would tie forward policy guidance to unemployment and inflation targets as well as maintain its $85 billion monthly asset purchase program. The U.S. Congress largely averted going over the fiscal cliff at year-end by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to its failure to reach a deal on the sequestration.

Within Europe, the imperfect rescue of the Cypriot financial system set new precedents on the eurozone’s four year old debt crisis, by forcing losses on uninsured Cypriot bank depositors and undermining public confidence in financial institutions. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s debt buyback (financed by its European partners) and confidence that other eurozone members were committed to keeping Greece within the union. Furthermore, the European Central Bank (“ECB”) and other major European central banks reiterated their commitment to keep interest rates low for as long as necessary to help facilitate implementation of structural economic reforms in the region.

Included below are highlights of the financial markets during our twelve-month reporting period:

■

U.S. Treasury yields ended the period lower, with prices on these securities therefore higher. The yield on the benchmark ten-year U.S. Treasury note was 1.85%, or 0.36% lower than on March 31, 2012, but above its record low of 1.39% in July 2012. The Fed kept the Federal Funds Rate anchored within a range of zero to 0.25%. The Bank of England held its key lending rate at 0.50% and the ECB maintained its main policy rate at 0.75% during the reporting period, but lowered the rate to 0.50% in early May. The Bank of Japan announced an expanded monetary stimulus policy that includes plans for direct purchases of Japanese government bonds. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.77% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 5.68%, as represented by the Barclays U.S. TIPS Index, outperforming nominal U.S. Treasuries. Lower real yields, which declined across the maturity spectrum on the back of continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields and a proxy for inflation expectations) widened as the market priced in higher longer-term inflation given the Fed’s expanded scope of accommodative monetary policies. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 3.03%.

[1]	All investments contain risk and may lose value.

2	PIMCO INTERNATIONAL BOND FUNDS

■

Agency mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries generally due to positive economic data in the U.S. and investor concern that the Fed might curtail its purchases of Agency MBS sooner than anticipated. While the mortgage sector as a whole underperformed, volatility in relative valuations between coupons remained as higher coupons benefited from positive supply technicals (or ongoing demand but no new issuance) and demand for lower duration assets. Non-Agency MBS, however, outperformed U.S. Treasuries amid investor appetite for higher yielding assets, limited new issue supply, and growing optimism regarding the recovery in the U.S. housing market. Commercial MBS (“CMBS”) also outperformed U.S. Treasuries, with lower credit quality securities exhibiting the strongest performance.

■

The investment grade and high yield corporate bond sectors outperformed like-duration U.S. Treasuries, driven by improving U.S. corporate growth prospects and investors’ search for yield. The financial sector, in particular, outperformed due to generally strong earnings and continued strengthening in corporate balance sheets.

■

Municipal bonds, both tax-exempt and taxable Build America Bonds, posted positive absolute returns as yields moved lower across the municipal yield curve. Select lower quality municipal sectors outperformed higher quality sectors as investors looked for yield by extending out the yield curve and down the credit spectrum.

■

Emerging market (“EM”) fixed income assets outperformed U.S. Treasuries as improved risk sentiment and global central bank quantitative easing policies reduced credit spreads and drove interest rates lower, fueling gains in both external and local EM bonds.

■

U.S. equities, as measured by the S&P 500 Index, returned 13.96% as investors embraced riskier assets in their search for higher returns. Global equities, as represented by the MSCI World Index, returned 11.85% despite concern over the Cypriot banking crisis and potential contagion to other peripheral eurozone countries. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 1.95%, underperforming developed market equities largely due to weaker EM corporate earnings.

On the following pages of this PIMCO Funds Annual Report, please find specific details of each Fund’s investment performance and a discussion of factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 22, 2013

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2013	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: allocation risk, Acquired Fund risk, interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, smaller company risk, issuer non-diversification risk, leveraging risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest its assets in Acquired Funds. The cost of investing in the PIMCO Emerging Markets Full Spectrum Bond Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

On each individual Fund Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the fifth year (or sixth year for certain Funds). As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

4	PIMCO INTERNATIONAL BOND FUNDS

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO Emerging Local Bond Fund	12/29/06	12/29/06	05/30/08	10/16/07	07/31/07	07/31/07	—	07/31/07	—
PIMCO Emerging Markets Bond Fund	07/31/97	07/31/97	04/30/08	09/30/98	03/31/00	07/31/97	07/31/97	07/31/97	—
PIMCO Emerging Markets Corporate Bond Fund	07/01/09	07/01/09	10/15/10	—	11/18/11	11/18/11	—	11/18/11	—
PIMCO Emerging Markets Currency Fund	05/31/05	05/31/05	04/30/08	09/29/06	05/31/05	05/31/05	—	05/31/05	—
PIMCO Emerging Markets Full Spectrum Bond Fund	02/25/13	02/25/13	02/25/13	—	02/25/13	02/25/13	—	02/25/13	—
PIMCO Foreign Bond Fund (Unhedged)	04/30/04	04/30/04	04/30/08	02/28/06	04/30/04	07/30/04	—	07/30/04	—
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	12/02/92	12/02/92	04/30/08	01/28/97	04/08/98	01/20/97	01/20/97	01/20/97	12/31/02
PIMCO Global Advantage® Strategy Bond Fund	02/05/09	02/05/09	02/05/09	—	02/05/09	02/05/09	—	02/05/09	02/05/09
PIMCO Global Bond Fund (Unhedged)	11/23/93	11/23/93	11/19/10	07/31/96	07/31/08	—	—	—	—
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	10/02/95	02/25/98	04/30/08	09/30/03	—	10/02/95	10/02/95	10/02/95	—

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively. Because Class A shares were the initial class of shares offered for the PIMCO Global Bond Fund (U.S. Dollar-Hedged), performance for periods prior to the inception date of the Institutional Class, Class P, Administrative Classes, Class B and Class C is based on the historical performance of Class A shares. The prior Class A performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Institutional Class, Class P, Administrative Class, Class B and Class C shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2013	5

PIMCO Emerging Local Bond Fund

Institutional Class - PELBX	Class D - PLBDX
Class P - PELPX	Class A - PELAX
Administrative Class - PEBLX	Class C - PELCX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

Short-Term Instruments	17.0%
Mexico	13.9%
South Africa	13.3%
Poland	8.1%
Indonesia	7.0%
Brazil	6.9%
Other	33.8%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	Fund Inception (12/29/06)
PIMCO Emerging Local Bond Fund Institutional Class	6.91%	8.36%	9.03%
PIMCO Emerging Local Bond Fund Class P	6.81%	8.26%	8.94%
PIMCO Emerging Local Bond Fund Administrative Class	6.64%	8.08%	8.76%
PIMCO Emerging Local Bond Fund Class D	6.43%	7.89%	8.57%
PIMCO Emerging Local Bond Fund Class A	6.43%	7.88%	8.57%
PIMCO Emerging Local Bond Fund Class A (adjusted)	2.43%	7.07%	7.91%
PIMCO Emerging Local Bond Fund Class C	5.64%	7.08%	7.76%
PIMCO Emerging Local Bond Fund Class C (adjusted)	4.64%	7.08%	7.76%
JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	7.68%	8.43%	9.95%	*
Lipper Emerging Markets Local Currency Debt Funds Average	7.16%	7.00%	7.33%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 12/31/2006.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.90% for the Institutional Class shares, 1.00% for Class P shares, 1.15% for Administrative Class shares, 1.35% for Class D shares, 1.35% for Class A shares, and 2.10% for Class C shares.

Portfolio Insights

»

The PIMCO Emerging Local Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments denominated in currencies of countries with emerging securities markets, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An underweight to Malaysian local rates, which underperformed the local currency return component of the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) (“the Fund’s benchmark index”) during the reporting period, added to performance.

»	An underweight to Thai local rates, which underperformed the local currency return component of the Fund’s benchmark index during the reporting period, added to performance.

»	An overweight to South African local rates, which outperformed the local currency return component of the Fund’s benchmark index during the reporting period, added to performance.

»

An overweight to the Brazilian real, which underperformed the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) implied currency (FX) return during the reporting period, detracted from performance.

»	An underweight to Hungarian local rates, which outperformed the local currency return component of the Fund’s benchmark index during the reporting period, detracted from performance.

»	An underweight to Peru during the beginning of the reporting period detracted from performance as the country outperformed the Fund’s benchmark index.

6	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Bond Fund

Institutional Class - PEBIX	Class A - PAEMX
Class P - PEMPX	Class B - PBEMX
Administrative Class - PEBAX	Class C - PEBCX
Class D - PEMDX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

Venezuela	12.6%
Mexico	11.4%
Brazil	11.1%
Luxembourg	8.4%
Russia	6.7%
Short-Term Instruments	3.8%
Other	46.0%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Emerging Markets Bond Fund Institutional Class	10.10%	9.02%	10.55%	11.39%
PIMCO Emerging Markets Bond Fund Class P	9.99%	8.91%	10.44%	11.28%
PIMCO Emerging Markets Bond Fund Administrative Class	9.83%	8.75%	10.28%	11.11%
PIMCO Emerging Markets Bond Fund Class D	9.64%	8.57%	10.11%	10.95%
PIMCO Emerging Markets Bond Fund Class A	9.64%	8.57%	10.11%	10.94%
PIMCO Emerging Markets Bond Fund Class A (adjusted)	5.53%	7.75%	9.69%	10.67%
PIMCO Emerging Markets Bond Fund Class B	8.82%	7.76%	9.53%	10.56%
PIMCO Emerging Markets Bond Fund Class B (adjusted)	5.32%	7.69%	9.53%	10.56%
PIMCO Emerging Markets Bond Fund Class C	8.83%	7.77%	9.29%	10.12%
PIMCO Emerging Markets Bond Fund Class C (adjusted)	7.83%	7.77%	9.29%	10.12%
JPMorgan Emerging Markets Bond Index (EMBI) Global	10.44%	9.81%	10.59%	9.43%
Lipper Emerging Market Debt Funds Average	10.59%	9.13%	10.57%	9.86%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.83% for the Institutional Class shares, 0.93% for Class P shares, 1.08% for Administrative Class shares, 1.25% for Class D shares, 1.25% for Class A shares, 2.00% for Class B shares, and 2.00% for Class C shares.

Portfolio Insights

»

The PIMCO Emerging Markets Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures, contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

A tactical allocation to local debt in Mexico, which outperformed the JPMorgan Emerging Markets Bond Index (EMBI) Global (“the Fund’s benchmark index”) during the reporting period, benefited performance.

»

Positioning within Venezuelan debt added to performance, as the Fund was underweight Venezuelan debt during the first part of the reporting period when Venezuela underperformed the Fund’s benchmark index. An overweight to Venezuelan debt during the latter half of the reporting period also benefited performance as when Venezuela outperformed the Fund’s benchmark index.

»	An underweight to Brazil sovereign external debt, which underperformed the Fund’s benchmark index during the reporting period, added to performance.

»	An underweight to external debt in Turkey, which outperformed the Fund’s benchmark index during the reporting period, detracted from performance.

»	An underweight to external debt in Ivory Coast, which outperformed the Fund’s benchmark index during the reporting period, detracted from performance.

»	An underweight to external debt in the Hungary, which outperformed the Fund’s benchmark index during the reporting period, detracted from performance.

ANNUAL REPORT	MARCH 31, 2013	7

PIMCO Emerging Markets Corporate Bond Fund

Institutional Class - PEMIX	Class A - PECZX
Class P - PMIPX	Class C - PECCX
Class D - PECDX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

Brazil	16.6%
Ireland	10.5%
Short-Term Instruments	10.2%
Cayman Islands	8.3%
Luxembourg	7.6%
Russia	5.3%
Mexico	5.2%
Other	36.3%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	Fund Inception (07/01/09)
PIMCO Emerging Markets Corporate Bond Fund Institutional Class	11.73%	11.39%
PIMCO Emerging Markets Corporate Bond Fund Class P	11.62%	11.32%
PIMCO Emerging Markets Corporate Bond Fund Class D	11.28%	10.94%
PIMCO Emerging Markets Corporate Bond Fund Class A	11.32%	10.95%
PIMCO Emerging Markets Corporate Bond Fund Class A (adjusted)	7.17%	9.83%
PIMCO Emerging Markets Corporate Bond Fund Class C	10.44%	10.12%
PIMCO Emerging Markets Corporate Bond Fund Class C (adjusted)	9.44%	10.12%
JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	11.50%	12.82%	*
Lipper Emerging Market Debt Funds Average	10.59%	13.21%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 06/30/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 1.15% for the Institutional Class shares, 1.25% for Class P shares, 1.55% for Class D shares, 1.55% for Class A shares, and 2.30% for Class C shares.

Portfolio Insights

»

The PIMCO Emerging Markets Corporate Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of corporate Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An overweight to Russian corporates, which outperformed the JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI) (“the Fund benchmark index”) during the reporting period, benefited performance.

»	Tactical exposures to local rates in Brazil, which rallied amid multiple policy rate cuts by the country’s central bank during the reporting period, benefited performance.

»	An underweight to Chilean corporates, which underperformed the Fund’s benchmark index during the reporting period, benefited performance.

»	An overweight to Brazilian corporates, which underperformed the Fund’s benchmark index during the reporting period, detracted from performance.

»	An underweight to Indian corporates, which outperformed the Fund’s benchmark index during the reporting period, detracted from performance.

»	An underweight to Thai corporates, which outperformed the Fund’s benchmark index during the reporting period, detracted from performance.

8	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Currency Fund

Institutional Class - PLMIX	Class D - PLMDX
Class P - PLMPX	Class A - PLMAX
Administrative Class - PDEVX	Class C - PLMCX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

Short-Term Instruments	37.8%
Brazil	6.7%
Luxembourg	6.2%
South Africa	5.2%
Mexico	4.1%
Other	40.0%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	Fund Inception (05/31/05)
PIMCO Emerging Markets Currency Fund Institutional Class	2.40%	2.38%	5.66%
PIMCO Emerging Markets Currency Fund Class P	2.30%	2.28%	5.56%
PIMCO Emerging Markets Currency Fund Administrative Class	2.14%	2.12%	5.40%
PIMCO Emerging Markets Currency Fund Class D	2.00%	1.97%	5.24%
PIMCO Emerging Markets Currency Fund Class A	2.00%	1.97%	5.24%
PIMCO Emerging Markets Currency Fund Class A (adjusted)	-1.83%	1.20%	4.72%
PIMCO Emerging Markets Currency Fund Class C	1.24%	1.21%	4.45%
PIMCO Emerging Markets Currency Fund Class C (adjusted)	0.24%	1.21%	4.45%
JPMorgan Emerging Local Markets Index Plus (Unhedged)	1.59%	2.01%	5.96%
JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	1.59%	1.68%	5.65%
Lipper Currency Funds Average	0.19%	0.80%	3.32%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.85% for the Institutional Class shares, 0.95% for Class P shares, 1.10% for Administrative Class shares, 1.25% for Class D shares, 1.25% for Class A shares, and 2.00% for Class C shares.

Portfolio Insights

»

The PIMCO Emerging Markets Currency Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in currencies of, emerging markets countries. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund’s investments in currencies or Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of emerging market countries may be invested in other types of Fixed Income Instruments.

»

Tactical allocations to local interest rates in Brazil and Mexico contributed to performance as local rates in these countries outperformed the JPMorgan Emerging Local Markets Index Plus (Unhedged) (“the Fund’s benchmark index) during the reporting period.

»

Emerging market (“EM”) external debt, which is used as a collateral backing strategy for the Fund, benefited returns as the asset class (as measured by the JPMorgan Emerging Markets Bond Index (EMBI) Global) outperformed the Fund’s benchmark index.

»	An overweight to the Mexican peso, which outperformed the Fund’s benchmark index during the reporting period, added to returns.

»	An underweight to the Argentine peso, which outperformed the Fund’s benchmark index during the reporting period, detracted from performance.

»	An overweight to the Brazilian real, which underperformed the Fund’s benchmark index during the reporting period, detracted from performance.

»	An overweight for most of the reporting period to the Polish zloty, which underperformed the Fund’s benchmark index, detracted from performance.

ANNUAL REPORT	MARCH 31, 2013	9

PIMCO Emerging Markets Full Spectrum Bond Fund

Institutional Class - PFSIX	Class A - PFSSX
Class P - PFSPX	Class C - PFSCX
Class D - PFSYX

Allocation Breakdown‡
PIMCO Emerging Local Bond Fund	58.8%
PIMCO Emerging Markets Corporate Bond Fund	28.8%
PIMCO Emerging Markets Bond Fund	10.3%
Short-Term Instruments	2.1%
‡	% of Total Investments as of 03/31/13

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended March 31, 2013
Fund Inception (02/25/13)
PIMCO Emerging Markets Full Spectrum Bond Fund Institutional Class	-0.21%
PIMCO Emerging Markets Full Spectrum Bond Fund Class P	-0.22%
PIMCO Emerging Markets Full Spectrum Bond Fund Class D	-0.25%
PIMCO Emerging Markets Full Spectrum Bond Fund Class A	-0.25%
PIMCO Emerging Markets Full Spectrum Bond Fund Class A (adjusted)	-3.99%
PIMCO Emerging Markets Full Spectrum Bond Fund Class C	-0.31%
PIMCO Emerging Markets Full Spectrum Bond Fund Class C (adjusted)	-1.30%
50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	-0.59%
Lipper Emerging Market Debt Funds Average	-0.46%*

All Fund returns are net of fees and expenses.

* Average annual total return since 02/28/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 1.95% for the Institutional Class shares, 2.05% for Class P shares, 2.35% for Class D shares, 2.35% for Class A shares and 3.10% for Class C shares.

Portfolio Insights

»

The PIMCO Emerging Markets Full Spectrum Bond Fund seeks maximum total return, consistent with prudent investment management. The Fund is designed to provide dynamic exposure to a broad range of emerging market fixed income asset classes, such as external debt obligations of sovereign, quasi-sovereign, and corporate entities; currencies, and local currency-denominated obligations of sovereigns, quasi-sovereigns, and corporate issuers. PIMCO uses a three-step active management approach in seeking to achieve the Fund’s investment objective: 1) develop a target asset allocation to implement across the eligible investments; 2) identify additional opportunities for country and security selection designed to add value beyond the target asset allocation within each of the eligible investments; and 3) employ additional investment strategies designed to either mitigate or emphasize risks resulting from the implementation of the target asset allocation. This active management approach is driven by PIMCO’s global macroeconomic views, emerging markets expertise and experience across a wide range of investment instruments. The Fund’s assets are allocated in a manner that reflects PIMCO’s views regarding the attractiveness of key investment risk factors, considering both return potential and volatility, and includes an assessment of aggregate country, issuer and currency exposures.

»	The Fund commenced operations on February 25, 2013.

10	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Foreign Bond Fund (Unhedged)

Institutional Class - PFUIX	Class D - PFBDX
Class P - PFUPX	Class A - PFUAX
Administrative Class - PFUUX	Class C - PFRCX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

Short-Term Instruments	24.1%
United States	19.6%
United Kingdom	17.0%
Germany	10.2%
Spain	3.6%
Other	25.5%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	Fund Inception (04/30/04)
PIMCO Foreign Bond Fund (Unhedged) Institutional Class	2.08%	5.59%	6.75%
PIMCO Foreign Bond Fund (Unhedged) Class P	1.98%	5.49%	6.65%
PIMCO Foreign Bond Fund (Unhedged) Administrative Class	1.86%	5.34%	6.49%
PIMCO Foreign Bond Fund (Unhedged) Class D	1.67%	5.17%	6.31%
PIMCO Foreign Bond Fund (Unhedged) Class A	1.67%	5.14%	6.30%
PIMCO Foreign Bond Fund (Unhedged) Class A (adjusted)	-2.14%	4.34%	5.84%
PIMCO Foreign Bond Fund (Unhedged) Class C	0.92%	4.36%	5.50%
PIMCO Foreign Bond Fund (Unhedged) Class C (adjusted)	-0.04%	4.36%	5.50%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD	-2.62%	2.68%	5.22%
Lipper International Income Funds Average	3.22%	3.96%	5.47%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for the Institutional Class shares, 0.60% for Class P shares, 0.75% for Administrative Class shares, 0.90% for Class D shares, 0.90% for Class A shares, and 1.65% for Class C shares.

Portfolio Insights

»

The PIMCO Foreign Bond Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Positions in non-Agency mortgage-backed securities (“MBS”) contributed to relative performance as spreads on these securities tightened over the reporting period.

»	An overweight to duration (or sensitivity to changes in market interest rates) in Europe contributed to relative performance as EUR-swap rates fell over the reporting period.

»	Positions in financial sector corporate debt, both high-grade and high-yield, contributed to relative performance as spreads on these securities tightened over the reporting period.

»	Positions in inflation-linked debt in the U.K. contributed to relative performance as breakeven inflation rose in the U.K. over the reporting period.

»	An overweight to duration in Australia and New Zealand contributed to relative performance as local currency swap rates fell in these countries over the reporting period.

»	An underweight to duration in Japan detracted from relative performance as Japanese sovereign yields fell sharply in the first quarter of 2013.

ANNUAL REPORT	MARCH 31, 2013	11

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

Institutional Class - PFORX	Class A - PFOAX
Class P - PFBPX	Class B - PFOBX
Administrative Class - PFRAX	Class C - PFOCX
Class D - PFODX	Class R - PFRRX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

Short-Term Instruments	23.8%
United States	17.8%
United Kingdom	13.7%
Japan	12.9%
Germany	7.9%
Other	23.9%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	10 Years	Fund Inception (12/02/92)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Institutional Class	10.39%	8.29%	6.46%	7.98%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class P	10.28%	8.19%	6.36%	7.88%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Administrative Class	10.12%	8.02%	6.20%	7.72%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class D	9.96%	7.86%	6.01%	7.52%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class A	9.96%	7.83%	6.00%	7.50%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class A (adjusted)	5.83%	7.01%	5.59%	7.30%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class B	9.14%	7.02%	5.44%	7.23%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class B (adjusted)	5.64%	6.95%	5.44%	7.23%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class C	9.14%	7.03%	5.21%	6.71%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class C (adjusted)	8.14%	7.03%	5.21%	6.71%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class R	9.68%	7.56%	5.73%	7.23%
JPMorgan GBI Global ex-US Index Hedged in USD	5.33%	4.48%	4.41%	6.50%	*
Lipper International Income Funds Average	3.22%	3.96%	5.86%	6.33%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 11/30/1992.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for the Institutional Class shares, 0.60% for Class P shares, 0.75% for Administrative Class shares, 0.90% for Class D shares, 0.90% for Class A shares, 1.65% for Class B shares, 1.65% for Class C shares, and 1.15% for Class R shares.

Portfolio Insights

»

The PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

»

Portfolios managed to U.S. dollar-hedged benchmarks are hedged to the U.S. dollar. On a total return basis, portfolios that were hedged to the U.S. dollar generally outperformed unhedged portfolios over the reporting period, as the U.S. dollar outperformed most major currencies.

»	Positions in non-Agency mortgage-backed securities (“MBS”) contributed to relative performance as spreads on these securities tightened over the reporting period.

»	An overweight to duration (or sensitivity to changes in market interest rates) in Europe contributed to relative performance as EUR-swap rates fell over the reporting period.

»	Positions in financial sector corporate debt, both high-grade and high-yield, contributed to relative performance as spreads on these securities tightened over the reporting period.

»	Positions in inflation-linked debt in the U.K. contributed to relative performance as breakeven inflation rose in the U.K. over the reporting period.

»	An overweight to duration in Australia and New Zealand contributed to relative performance as local currency swap rates fell in these countries over the reporting period.

»	An underweight to duration in Japan detracted from relative performance as Japanese sovereign yields fell sharply in the first quarter of 2013.

12	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Global Advantage® Strategy Bond Fund

Institutional Class - PSAIX	Class A - PGSAX
Class P - PGBPX	Class C - PAFCX
Class D - PGSDX	Class R - PSBRX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

United States	32.6%
Short-Term Instruments	18.6%
United Kingdom	9.9%
Ireland	4.1%
Mexico	4.1%
Other	30.7%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	Fund Inception (02/05/09)
PIMCO Global Advantage® Strategy Bond Fund Institutional Class	3.83%	8.29%
PIMCO Global Advantage® Strategy Bond Fund Class P	3.73%	8.19%
PIMCO Global Advantage® Strategy Bond Fund Class D	3.42%	7.89%
PIMCO Global Advantage® Strategy Bond Fund Class A	3.42%	7.87%
PIMCO Global Advantage® Strategy Bond Fund Class A (adjusted)	-0.49%	6.88%
PIMCO Global Advantage® Strategy Bond Fund Class C	2.65%	7.06%
PIMCO Global Advantage® Strategy Bond Fund Class C (adjusted)	1.65%	7.06%
PIMCO Global Advantage® Strategy Bond Fund Class R	3.16%	7.60%
Barclays U.S. Aggregate Index	3.77%	6.12%
PIMCO Global Advantage Bond Index® (GLADI) (NY Close)	3.43%	8.06%
Lipper Global Income Funds Average	5.00%	8.24%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.70% for the Institutional Class shares, 0.80% for Class P shares, 1.10% for Class D shares, 1.10% for Class A shares, 1.85% for Class C shares, and 1.35% for Class R shares.

Portfolio Insights

»

The PIMCO Global Advantage® Strategy Bond Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An overweight to inflation-linked debt in the U.K. contributed to relative performance as breakeven inflation rose in the U.K. over the reporting period.

»

Tactical positioning in U.S. duration (or sensitivity to changes in market interest rates) contributed to relative performance: An overweight duration position in the second quarter of 2012 and in March 2013 contributed to performance as rates fell during these periods, and an underweight duration position between November and December of 2012 also contributed to performance as rates rose during that period.

»	An overweight to duration in Australia contributed to relative performance as AUD-swap rates fell over the reporting period.

»	Positions in U.S. municipal bonds, particularly taxable municipal debt, contributed to relative performance as both tax-exempt and taxable yields fell over the reporting period.

»	An overweight to duration in Mexico and Brazil contributed to relative performance as local currency swap rates fell over the reporting period.

»	An underweight to covered bonds in Europe detracted from relative performance as spreads for this sector tightened over the reporting period.

»

An underweight to local currency emerging market debt outside of Latin America, in countries such as South Korea, Israel, South Africa, Poland, the Czech Republic and Russia, detracted from relative performance as sovereign yields in these countries fell.

ANNUAL REPORT	MARCH 31, 2013	13

PIMCO Global Bond Fund (Unhedged)

Institutional Class - PIGLX	Administrative Class - PADMX
Class P - PGOPX	Class D - PGBDX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

United States	33.5%
Short-Term Instruments	13.8%
United Kingdom	12.7%
Germany	8.8%
France	4.8%
Other	26.4%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	10 Years	Fund Inception (11/23/93)
PIMCO Global Bond Fund (Unhedged) Institutional Class	4.15%	5.91%	7.03%	7.10%
PIMCO Global Bond Fund (Unhedged) Class P	4.05%	5.80%	6.92%	7.00%
PIMCO Global Bond Fund (Unhedged) Administrative Class	3.89%	5.64%	6.76%	6.85%
PIMCO Global Bond Fund (Unhedged) Class D	3.74%	5.49%	6.60%	6.68%
JPMorgan GBI Global FX NY Index Unhedged in USD	-0.59%	3.22%	5.57%	5.91%	*
Lipper Global Income Funds Average	5.00%	4.82%	5.35%	6.01%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 11/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.55% for the Institutional Class shares, 0.65% for Class P shares, 0.80% for Administrative Class shares, and 0.95% for Class D shares.

Portfolio Insights

»

The PIMCO Global Bond Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Positions in non-Agency mortgage-backed securities (“MBS”) contributed to relative performance as spreads on these securities tightened over the reporting period.

»	An overweight to duration (or sensitivity to changes in market interest rates) in Europe contributed to relative performance as EUR-swap rates fell over the reporting period.

»	Positions in financial sector corporate debt, both high-grade and high-yield, contributed to relative performance as spreads on these securities tightened over the reporting period.

»	Positions in inflation-linked debt in the U.K. contributed to relative performance as breakeven inflation rose in the U.K. over the reporting period.

»	An overweight to duration in Australia and New Zealand contributed to relative performance as local currency swap rates fell over the reporting period.

»	An underweight to duration in Japan detracted from relative performance as Japanese sovereign yields fell sharply in the first quarter of 2013.

14	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

Institutional Class - PGBIX	Class A - PAIIX
Class P - PGNPX	Class B - PBIIX
Administrative Class - PGDAX	Class C - PCIIX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

Short-Term Instruments	34.1%
United States	22.0%
United Kingdom	11.5%
Japan	9.0%
Germany	4.3%
Other	19.1%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	10 Years	Fund Inception (10/02/95)
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Institutional Class	8.77%	7.38%	6.05%	7.32%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class P	8.66%	7.28%	5.95%	7.21%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Administrative Class	8.51%	7.13%	5.78%	7.05%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class A	8.39%	6.98%	5.64%	6.90%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class A (adjusted)	4.33%	6.16%	5.24%	6.67%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class B	7.59%	6.18%	5.09%	6.57%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class B (adjusted)	4.09%	6.10%	5.09%	6.57%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class C	7.59%	6.18%	4.85%	6.10%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class C (adjusted)	6.59%	6.18%	4.85%	6.10%
JPMorgan GBI Global Index Hedged in USD	4.59%	4.51%	4.50%	6.11%	*
Lipper Global Income Funds Average	5.00%	4.82%	5.35%	6.18%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 09/30/1995.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.55% for the Institutional Class shares, 0.65% for Class P shares, 0.80% for Administrative Class shares, 0.90% for Class A shares, 1.65% for Class B shares, and 1.65% for Class C shares.

Portfolio Insights

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The PIMCO Global Bond Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

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Portfolios managed to U.S. dollar-hedged benchmarks are hedged to the U.S. dollar. On a total return basis, portfolios that were hedged to the U.S. dollar generally outperformed unhedged portfolios over the reporting period, as the U.S. dollar outperformed most major currencies.

»	Positions in non-Agency mortgage-backed securities (“MBS”) contributed to relative performance as spreads on these securities tightened over the reporting period.

»	An overweight to duration (or sensitivity to changes in market interest rates) in Europe contributed to relative performance as EUR-swap rates fell over the reporting period.

»	Positions in financial sector corporate debt, both high-grade and high-yield, contributed to relative performance as spreads on these securities tightened over the reporting period.

»	Positions in inflation-linked debt in the U.K. contributed to relative performance as breakeven inflation rose in the U.K. over the reporting period.

»	An overweight to duration in Australia and New Zealand contributed to relative performance as local currency swap rates fell over the reporting period.

»	An underweight to duration in Japan detracted from relative performance as Japanese sovereign yields fell sharply in the first quarter of 2013.

ANNUAL REPORT	MARCH 31, 2013	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2012 to March 31, 2013 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Emerging Local Bond Fund
Institutional Class	$1,000.00	$1,035.20	$4.57	$1,000.00	$1,020.44	$4.53	0.90%
Class P	1,000.00	1,034.60	5.07	1,000.00	1,019.95	5.04	1.00
Administrative Class	1,000.00	1,033.90	5.83	1,000.00	1,019.20	5.79	1.15
Class D	1,000.00	1,032.80	6.84	1,000.00	1,018.20	6.79	1.35
Class A	1,000.00	1,032.80	6.84	1,000.00	1,018.20	6.79	1.35
Class C	1,000.00	1,029.00	10.62	1,000.00	1,014.46	10.55	2.10
PIMCO Emerging Markets Bond Fund
Institutional Class	$1,000.00	$1,022.00	$4.18	$1,000.00	$1,020.79	$4.18	0.83%
Class P	1,000.00	1,021.50	4.69	1,000.00	1,020.29	4.68	0.93
Administrative Class	1,000.00	1,020.80	5.44	1,000.00	1,019.55	5.44	1.08
Class D	1,000.00	1,019.90	6.29	1,000.00	1,018.70	6.29	1.25
Class A	1,000.00	1,019.90	6.29	1,000.00	1,018.70	6.29	1.25
Class B	1,000.00	1,016.10	10.05	1,000.00	1,014.96	10.05	2.00
Class C	1,000.00	1,016.10	10.05	1,000.00	1,014.96	10.05	2.00

16	PIMCO INTERNATIONAL BOND FUNDS

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Emerging Markets Corporate Bond Fund
Institutional Class	$1,000.00	$1,041.30	$5.85	$1,000.00	$1,019.20	$5.79	1.15%
Class P	1,000.00	1,040.70	6.36	1,000.00	1,018.70	6.29	1.25
Class D	1,000.00	1,039.20	7.88	1,000.00	1,017.20	7.80	1.55
Class A	1,000.00	1,039.30	7.88	1,000.00	1,017.20	7.80	1.55
Class C	1,000.00	1,035.20	11.67	1,000.00	1,013.46	11.55	2.30
PIMCO Emerging Markets Currency Fund
Institutional Class	$1,000.00	$1,021.00	$4.28	$1,000.00	$1,020.69	$4.28	0.85%
Class P	1,000.00	1,020.50	4.79	1,000.00	1,020.19	4.78	0.95
Administrative Class	1,000.00	1,019.70	5.54	1,000.00	1,019.45	5.54	1.10
Class D	1,000.00	1,019.00	6.29	1,000.00	1,018.70	6.29	1.25
Class A	1,000.00	1,019.00	6.29	1,000.00	1,018.70	6.29	1.25
Class C	1,000.00	1,015.20	10.05	1,000.00	1,014.96	10.05	2.00
PIMCO Emerging Markets Full Spectrum Bond Fund(a)
Institutional Class	$1,000.00	$997.90	$0.05	$1,000.00	$1,024.68	$0.25	0.05%
Class P	1,000.00	997.80	0.14	1,000.00	1,024.18	0.76	0.15
Class D	1,000.00	997.50	0.42	1,000.00	1,022.69	2.27	0.45
Class A	1,000.00	997.50	0.42	1,000.00	1,022.69	2.27	0.45
Class C	1,000.00	996.90	1.12	1,000.00	1,018.95	6.04	1.20
PIMCO Foreign Bond Fund (Unhedged)
Institutional Class	$1,000.00	$942.10	$2.57	$1,000.00	$1,022.29	$2.67	0.53%
Class P	1,000.00	941.60	3.05	1,000.00	1,021.79	3.18	0.63
Administrative Class	1,000.00	940.90	3.77	1,000.00	1,021.04	3.93	0.78
Class D	1,000.00	940.20	4.50	1,000.00	1,020.29	4.68	0.93
Class A	1,000.00	940.20	4.50	1,000.00	1,020.29	4.68	0.93
Class C	1,000.00	936.70	8.11	1,000.00	1,016.55	8.45	1.68
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,034.40	$2.64	$1,000.00	$1,022.34	$2.62	0.52%
Class P	1,000.00	1,033.90	3.14	1,000.00	1,021.84	3.13	0.62
Administrative Class	1,000.00	1,033.10	3.90	1,000.00	1,021.09	3.88	0.77
Class D	1,000.00	1,032.40	4.66	1,000.00	1,020.34	4.63	0.92
Class A	1,000.00	1,032.40	4.66	1,000.00	1,020.34	4.63	0.92
Class B	1,000.00	1,028.50	8.45	1,000.00	1,016.60	8.40	1.67
Class C	1,000.00	1,028.50	8.45	1,000.00	1,016.60	8.40	1.67
Class R	1,000.00	1,031.10	5.92	1,000.00	1,019.10	5.89	1.17
PIMCO Global Advantage® Strategy Bond Fund
Institutional Class	$1,000.00	$1,004.20	$3.50	$1,000.00	$1,021.44	$3.53	0.70%
Class P	1,000.00	1,003.70	4.00	1,000.00	1,020.94	4.03	0.80
Class D	1,000.00	1,002.20	5.49	1,000.00	1,019.45	5.54	1.10
Class A	1,000.00	1,002.20	5.49	1,000.00	1,019.45	5.54	1.10
Class C	1,000.00	998.50	9.22	1,000.00	1,015.71	9.30	1.85
Class R	1,000.00	1,001.00	6.73	1,000.00	1,018.20	6.79	1.35
PIMCO Global Bond Fund (Unhedged)
Institutional Class	$1,000.00	$966.40	$2.79	$1,000.00	$1,022.09	$2.87	0.57%
Class P	1,000.00	966.00	3.28	1,000.00	1,021.59	3.38	0.67
Administrative Class	1,000.00	965.20	4.02	1,000.00	1,020.84	4.13	0.82
Class D	1,000.00	964.50	4.75	1,000.00	1,020.09	4.89	0.97

ANNUAL REPORT	MARCH 31, 2013	17

Expense Examples (Cont.)

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Global Bond Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,023.60	$2.83	$1,000.00	$1,022.14	$2.82	0.56%
Class P	1,000.00	1,023.10	3.33	1,000.00	1,021.64	3.33	0.66
Administrative Class	1,000.00	1,022.40	4.08	1,000.00	1,020.89	4.08	0.81
Class A	1,000.00	1,021.80	4.59	1,000.00	1,020.39	4.58	0.91
Class B	1,000.00	1,018.00	8.35	1,000.00	1,016.65	8.35	1.66
Class C	1,000.00	1,018.00	8.35	1,000.00	1,016.65	8.35	1.66

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 8 in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 2/25/13 for Actual Performance. Expenses paid in the Actual Performance section are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 34/365 for the PIMCO Emerging Markets Full Spectrum Bond Fund (to reflect the period since the inception date of 2/25/13). Hypothetical expenses reflect an amount as if the classes had been operational for the entire fiscal half year.

18	PIMCO INTERNATIONAL BOND FUNDS

Benchmark Descriptions

Benchmark Legal Name	Benchmark Description

50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	The Fund’s benchmark index is a blend of 50% JPMorgan Global Bond Index Emerging Markets- Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified. The JPMorgan Global Bond Index Emerging Markets—Global Diversified is a uniquely-weighted version of the Emerging Markets Bond Index Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. JPMorgan Corporate Emerging Market Bond Index Diversified tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	The JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI) is a uniquely weighted version of the CEMBI index. It limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, more balanced weightings for countries included in the index. The countries covered in the CEMBI Diversified are identical to those covered by the CEMBI. It is not possible to invest directly in an unmanaged index.

JPMorgan Emerging Local Markets Index Plus (Unhedged)	JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. It is not possible to invest directly in an unmanaged index.

JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. It is not possible to invest directly in an unmanaged index. For periods prior to May 2010, the JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) contains back-tested index data which re-calculates the index return using bid-side FX Spot, Forwards, and LIBOR rates.

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

JPMorgan GBI Global ex-US FX NY Index Unhedged in USD	JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

JPMorgan GBI Global ex-US Index Hedged in USD	JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

JPMorgan GBI Global FX NY Index Unhedged in USD	JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index.

JPMorgan GBI Global Index Hedged in USD	JPMorgan GBI Global Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on a hedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2013	19

Benchmark Descriptions (Cont.)

Benchmark Legal Name	Benchmark Description

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index.

PIMCO Global Advantage Bond Index® (GLADI) (NY Close)	PIMCO Global Advantage Bond Index® (GLADI) (NY Close) is a diversified global index that covers a wide spectrum of global fixed income opportunities and sectors, from developed to emerging markets, nominal to real asset, and cash to derivative instruments. Unlike traditional indices, which are frequently comprised of bonds weighted according to their market capitalization, GLADI uses GDP-weighting which puts an emphasis on faster-growing areas of the world and thus makes the index forward-looking in nature. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

20	PIMCO INTERNATIONAL BOND FUNDS

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ANNUAL REPORT	MARCH 31, 2013	21

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Emerging Local Bond Fund
Institutional Class
03/31/2013	$10.75	$0.46	$0.26	$0.72	$(0.63)	$0.00	$0.00	$(0.63)
03/31/2012	10.72	0.49	0.06	0.55	(0.52)	0.00	0.00	(0.52)
03/31/2011	10.38	0.52	0.61	1.13	(0.79)	0.00	0.00	(0.79)
03/31/2010	7.77	0.56	2.68	3.24	(0.63)	0.00	0.00	(0.63)
03/31/2009	9.87	0.52	(2.10)	(1.58)	(0.14)	0.00	(0.38)	(0.52)
Class P
03/31/2013	10.75	0.45	0.26	0.71	(0.62)	0.00	0.00	(0.62)
03/31/2012	10.72	0.48	0.06	0.54	(0.51)	0.00	0.00	(0.51)
03/31/2011	10.38	0.51	0.61	1.12	(0.78)	0.00	0.00	(0.78)
03/31/2010	7.77	0.54	2.70	3.24	(0.63)	0.00	0.00	(0.63)
05/30/2008 - 03/31/2009	9.91	0.38	(2.10)	(1.72)	(0.07)	0.00	(0.35)	(0.42)
Administrative Class
03/31/2013	10.75	0.43	0.27	0.70	(0.61)	0.00	0.00	(0.61)
03/31/2012	10.72	0.50	0.02	0.52	(0.49)	0.00	0.00	(0.49)
03/31/2011	10.38	0.50	0.61	1.11	(0.77)	0.00	0.00	(0.77)
03/31/2010	7.77	0.52	2.70	3.22	(0.61)	0.00	0.00	(0.61)
03/31/2009	9.87	0.56	(2.16)	(1.60)	(0.08)	0.00	(0.42)	(0.50)
Class D
03/31/2013	10.75	0.41	0.27	0.68	(0.59)	0.00	0.00	(0.59)
03/31/2012	10.72	0.45	0.05	0.50	(0.47)	0.00	0.00	(0.47)
03/31/2011	10.38	0.48	0.60	1.08	(0.74)	0.00	0.00	(0.74)
03/31/2010	7.77	0.51	2.69	3.20	(0.59)	0.00	0.00	(0.59)
03/31/2009	9.87	0.51	(2.12)	(1.61)	(0.09)	0.00	(0.40)	(0.49)
Class A
03/31/2013	10.75	0.41	0.27	0.68	(0.59)	0.00	0.00	(0.59)
03/31/2012	10.72	0.45	0.05	0.50	(0.47)	0.00	0.00	(0.47)
03/31/2011	10.38	0.47	0.61	1.08	(0.74)	0.00	0.00	(0.74)
03/31/2010	7.77	0.50	2.70	3.20	(0.59)	0.00	0.00	(0.59)
03/31/2009	9.87	0.50	(2.11)	(1.61)	(0.10)	0.00	(0.39)	(0.49)
Class C
03/31/2013	10.75	0.33	0.26	0.59	(0.50)	0.00	0.00	(0.50)
03/31/2012	10.72	0.36	0.06	0.42	(0.39)	0.00	0.00	(0.39)
03/31/2011	10.38	0.39	0.62	1.01	(0.67)	0.00	0.00	(0.67)
03/31/2010	7.77	0.43	2.70	3.13	(0.52)	0.00	0.00	(0.52)
03/31/2009	9.87	0.42	(2.10)	(1.68)	(0.04)	0.00	(0.38)	(0.42)

PIMCO Emerging Markets Bond Fund
Institutional Class
03/31/2013	$11.67	$0.52	$0.64	$1.16	$(0.62)	$(0.01)	$0.00	$(0.63)
03/31/2012	11.09	0.49	0.64	1.13	(0.55)	0.00	0.00	(0.55)
03/31/2011	10.64	0.52	0.49	1.01	(0.56)	0.00	0.00	(0.56)
03/31/2010	8.55	0.55	2.14	2.69	(0.12)	0.00	(0.48)	(0.60)
03/31/2009	10.68	0.59	(1.93)	(1.34)	(0.69)	(0.10)	0.00	(0.79)
Class P
03/31/2013	11.67	0.51	0.64	1.15	(0.61)	(0.01)	0.00	(0.62)
03/31/2012	11.09	0.48	0.64	1.12	(0.54)	0.00	0.00	(0.54)
03/31/2011	10.64	0.51	0.49	1.00	(0.55)	0.00	0.00	(0.55)
03/31/2010	8.55	0.53	2.15	2.68	(0.10)	0.00	(0.49)	(0.59)
04/30/2008 - 03/31/2009	10.79	0.54	(2.06)	(1.52)	(0.62)	(0.10)	0.00	(0.72)
Administrative Class
03/31/2013	11.67	0.50	0.63	1.13	(0.59)	(0.01)	0.00	(0.60)
03/31/2012	11.09	0.46	0.64	1.10	(0.52)	0.00	0.00	(0.52)
03/31/2011	10.64	0.49	0.50	0.99	(0.54)	0.00	0.00	(0.54)
03/31/2010	8.55	0.53	2.14	2.67	(0.10)	0.00	(0.48)	(0.58)
03/31/2009	10.68	0.55	(1.92)	(1.37)	(0.66)	(0.10)	0.00	(0.76)

Please see footnotes on page 34.

22	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$10.84	6.91%	$12,155,271	0.90%		0.90%		0.90%		0.90%		4.29%		47%
10.75	5.27	9,439,420	0.90		0.90		0.90		0.90		4.56		22
10.72	11.26	4,184,389	0.90		0.90		0.90		0.90		4.95		24
10.38	42.71	1,950,140	0.92	(b)	0.92	(b)	0.92	(b)	0.92	(b)	5.85		174
7.77	(16.41)	1,510,836	0.95		0.95		0.95		0.95		6.03		78

10.84	6.81	1,171,328	1.00		1.00		1.00		1.00		4.19		47
10.75	5.16	1,301,738	1.00		1.00		1.00		1.00		4.52		22
10.72	11.14	983,357	1.00		1.00		1.00		1.00		4.78		24
10.38	42.65	70,278	1.02	(c)	1.02	(c)	1.02	(c)	1.02	(c)	5.41		174
7.77	(17.62)	656	1.05	*	1.05	*	1.05	*	1.05	*	5.83	*	78

10.84	6.64	46,695	1.15		1.15		1.15		1.15		4.03		47
10.75	5.00	41,861	1.15		1.15		1.15		1.15		4.58		22
10.72	10.97	196,741	1.15		1.15		1.15		1.15		4.73		24
10.38	42.38	252,079	1.17	(b)	1.17	(b)	1.17	(b)	1.17	(b)	5.16		174
7.77	(16.63)	1,026	1.20		1.20		1.20		1.20		5.84		78

10.84	6.43	874,837	1.35		1.35		1.35		1.35		3.84		47
10.75	4.80	825,865	1.35		1.35		1.35		1.35		4.20		22
10.72	10.75	875,805	1.35		1.35		1.35		1.35		4.50		24
10.38	42.12	507,104	1.35		1.35		1.35		1.35		5.09		174
7.77	(16.74)	4,698	1.35		1.35		1.35		1.35		5.63		78

10.84	6.43	545,392	1.35		1.35		1.35		1.35		3.83		47
10.75	4.80	479,684	1.35		1.35		1.35		1.35		4.18		22
10.72	10.75	499,070	1.35		1.35		1.35		1.35		4.44		24
10.38	42.10	147,882	1.35		1.35		1.35		1.35		5.10		174
7.77	(16.75)	12,085	1.35		1.35		1.35		1.35		5.65		78

10.84	5.64	188,875	2.10		2.10		2.10		2.10		3.09		47
10.75	4.02	194,451	2.10		2.10		2.10		2.10		3.38		22
10.72	9.93	125,891	2.10		2.10		2.10		2.10		3.68		24
10.38	41.05	30,804	2.10		2.10		2.10		2.10		4.44		174
7.77	(17.37)	5,081	2.10		2.10		2.10		2.10		4.86		78

$12.20	10.10%	$5,678,069	0.83%		0.83%		0.83%		0.83%		4.32%		38%
11.67	10.47	4,848,393	0.83		0.83		0.83		0.83		4.34		12
11.09	9.68	2,328,606	0.83		0.83		0.83		0.83		4.75		100
10.64	32.21	1,999,540	0.85	(d)	0.85	(d)	0.84	(d)	0.84	(d)	5.58		185
8.55	(12.67)	1,815,799	0.88		0.88		0.85		0.85		6.29		220

12.20	9.99	419,405	0.93		0.93		0.93		0.93		4.23		38
11.67	10.36	314,689	0.93		0.93		0.93		0.93		4.29		12
11.09	9.57	219,160	0.93		0.93		0.93		0.93		4.63		100
10.64	32.08	67,526	0.95	(e)	0.95	(e)	0.94	(e)	0.94	(e)	5.23		185
8.55	(14.12)	48	0.98	*	0.98	*	0.95	*	0.95	*	6.60	*	220

12.20	9.83	31,702	1.08		1.08		1.08		1.08		4.09		38
11.67	10.19	21,939	1.08		1.08		1.08		1.08		4.11		12
11.09	9.41	22,944	1.08		1.08		1.08		1.08		4.44		100
10.64	31.88	14,172	1.10	(d)	1.10	(d)	1.09	(d)	1.09	(d)	5.30		185
8.55	(12.89)	9,601	1.13		1.13		1.10		1.10		6.13		220

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2013	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Emerging Markets Bond Fund (Cont.)
Class D
03/31/2013	$11.67	$0.47	$0.64	$1.11	$(0.57)	$(0.01)	$0.00	$(0.58)
03/31/2012	11.09	0.45	0.63	1.08	(0.50)	0.00	0.00	(0.50)
03/31/2011	10.64	0.48	0.49	0.97	(0.52)	0.00	0.00	(0.52)
03/31/2010	8.55	0.51	2.14	2.65	(0.08)	0.00	(0.48)	(0.56)
03/31/2009	10.68	0.55	(1.93)	(1.38)	(0.65)	(0.10)	0.00	(0.75)
Class A
03/31/2013	11.67	0.48	0.63	1.11	(0.57)	(0.01)	0.00	(0.58)
03/31/2012	11.09	0.45	0.63	1.08	(0.50)	0.00	0.00	(0.50)
03/31/2011	10.64	0.48	0.49	0.97	(0.52)	0.00	0.00	(0.52)
03/31/2010	8.55	0.51	2.14	2.65	(0.08)	0.00	(0.48)	(0.56)
03/31/2009	10.68	0.55	(1.93)	(1.38)	(0.65)	(0.10)	0.00	(0.75)
Class B
03/31/2013	11.67	0.38	0.64	1.02	(0.48)	(0.01)	0.00	(0.49)
03/31/2012	11.09	0.38	0.62	1.00	(0.42)	0.00	0.00	(0.42)
03/31/2011	10.64	0.39	0.49	0.88	(0.43)	0.00	0.00	(0.43)
03/31/2010	8.55	0.44	2.14	2.58	(0.01)	0.00	(0.48)	(0.49)
03/31/2009	10.68	0.48	(1.93)	(1.45)	(0.58)	(0.10)	0.00	(0.68)
Class C
03/31/2013	11.67	0.38	0.64	1.02	(0.48)	(0.01)	0.00	(0.49)
03/31/2012	11.09	0.37	0.63	1.00	(0.42)	0.00	0.00	(0.42)
03/31/2011	10.64	0.40	0.48	0.88	(0.43)	0.00	0.00	(0.43)
03/31/2010	8.55	0.43	2.15	2.58	(0.01)	0.00	(0.48)	(0.49)
03/31/2009	10.68	0.48	(1.93)	(1.45)	(0.58)	(0.10)	0.00	(0.68)

PIMCO Emerging Markets Corporate Bond Fund
Institutional Class
03/31/2013	$11.36	$0.45	$0.86	$1.31	$(0.46)	$(0.07)	$0.00	$(0.53)
03/31/2012	11.40	0.50	(0.01)	0.49	(0.50)	(0.03)	0.00	(0.53)
03/31/2011	11.29	0.53	0.38	0.91	(0.55)	(0.25)	0.00	(0.80)
07/01/2009 - 03/31/2010	10.00	0.48	1.33	1.81	(0.47)	(0.05)	0.00	(0.52)
Class P
03/31/2013	11.36	0.43	0.87	1.30	(0.45)	(0.07)	0.00	(0.52)
03/31/2012	11.40	0.50	(0.02)	0.48	(0.49)	(0.03)	0.00	(0.52)
10/15/2010 - 03/31/2011	11.85	0.24	(0.19)	0.05	(0.25)	(0.25)	0.00	(0.50)
Class D
03/31/2013	11.36	0.40	0.87	1.27	(0.42)	(0.07)	0.00	(0.49)
11/18/2011 - 03/31/2012	10.97	0.16	0.41	0.57	(0.15)	(0.03)	0.00	(0.18)
Class A
03/31/2013	11.36	0.40	0.87	1.27	(0.42)	(0.07)	0.00	(0.49)
11/18/2011 - 03/31/2012	10.97	0.17	0.40	0.57	(0.15)	(0.03)	0.00	(0.18)
Class C
03/31/2013	11.36	0.31	0.87	1.18	(0.33)	(0.07)	0.00	(0.40)
11/18/2011 - 03/31/2012	10.97	0.14	0.40	0.54	(0.12)	(0.03)	0.00	(0.15)

PIMCO Emerging Markets Currency Fund
Institutional Class
03/31/2013	$10.53	$0.16	$0.09	$0.25	$(0.23)	$0.00	$0.00	$(0.23)
03/31/2012	10.88	0.16	(0.35)	(0.19)	(0.16)	0.00	0.00	(0.16)
03/31/2011	10.24	0.20	0.64	0.84	(0.20)	0.00	0.00	(0.20)
03/31/2010	8.07	0.23	2.17	2.40	(0.15)	0.00	(0.08)	(0.23)
03/31/2009	10.81	0.39	(2.57)	(2.18)	(0.37)	(0.19)	0.00	(0.56)
Class P
03/31/2013	10.53	0.15	0.09	0.24	(0.22)	0.00	0.00	(0.22)
03/31/2012	10.88	0.15	(0.35)	(0.20)	(0.15)	0.00	0.00	(0.15)
03/31/2011	10.24	0.19	0.64	0.83	(0.19)	0.00	0.00	(0.19)
03/31/2010	8.07	0.21	2.18	2.39	(0.14)	0.00	(0.08)	(0.22)
04/30/2008 - 03/31/2009	10.92	0.33	(2.67)	(2.34)	(0.32)	(0.19)	0.00	(0.51)

Please see footnotes on page 34.

24	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$12.20	9.64%	$495,087	1.25%		1.25%		1.25%		1.25%		3.91%		38%
11.67	10.01	409,412	1.25		1.25		1.25		1.25		3.99		12
11.09	9.22	354,029	1.25		1.25		1.25		1.25		4.31		100
10.64	31.67	233,530	1.26		1.26		1.25		1.25		5.10		185
8.55	(13.02)	113,093	1.28		1.28		1.25		1.25		5.81		220

12.20	9.64	701,218	1.25		1.25		1.25		1.25		3.91		38
11.67	10.01	560,949	1.25		1.25		1.25		1.25		3.98		12
11.09	9.22	478,131	1.25		1.25		1.25		1.25		4.33		100
10.64	31.67	342,986	1.26		1.26		1.25		1.25		5.13		185
8.55	(13.02)	211,258	1.28		1.28		1.25		1.25		5.83		220

12.20	8.82	4,536	2.00		2.00		2.00		2.00		3.11		38
11.67	9.18	9,279	2.00		2.00		2.00		2.00		3.36		12
11.09	8.41	23,863	2.00		2.00		2.00		2.00		3.58		100
10.64	30.70	40,277	2.01		2.01		2.00		2.00		4.43		185
8.55	(13.67)	37,293	2.03		2.03		2.00		2.00		5.07		220

12.20	8.83	235,760	2.00		2.00		2.00		2.00		3.15		38
11.67	9.19	202,486	2.00		2.00		2.00		2.00		3.24		12
11.09	8.41	178,383	2.00		2.00		2.00		2.00		3.58		100
10.64	30.69	131,421	2.01		2.01		2.00		2.00		4.35		185
8.55	(13.67)	72,651	2.03		2.03		2.00		2.00		5.08		220

$12.14	11.73%	$989,144	1.17	%(f)	1.17	%(f)	1.17	%(f)	1.17	%(f)	3.72%		105%
11.36	4.48	368,331	1.25		1.25		1.25		1.25		4.45		85
11.40	8.29	338,331	1.25		1.25		1.25		1.25		4.65		135
11.29	18.50	162,653	1.25	*	1.40	*	1.25	*	1.40	*	5.80	*	119

12.14	11.62	222,082	1.27	(f)	1.27	(f)	1.27	(f)	1.27	(f)	3.61		105
11.36	4.38	10,570	1.35		1.35		1.35		1.35		4.41		85
11.40	0.50	13,611	1.35	*	1.35	*	1.35	*	1.35	*	4.71	*	135

12.14	11.28	1,223	1.57	(f)	1.57	(f)	1.57	(f)	1.57	(f)	3.28		105
11.36	5.19	16	1.65	*	1.65	*	1.65	*	1.65	*	4.05	*	85

12.14	11.32	13,739	1.57	(f)	1.57	(f)	1.57	(f)	1.57	(f)	3.32		105
11.36	5.19	113	1.65	*	1.65	*	1.65	*	1.65	*	4.06	*	85

12.14	10.44	1,698	2.32	(f)	2.32	(f)	2.32	(f)	2.32	(f)	2.53		105
11.36	4.90	31	2.40	*	2.40	*	2.40	*	2.40	*	3.35	*	85

$10.55	2.40%	$6,403,792	0.85%		0.85%		0.85%		0.85%		1.57%		58%
10.53	(1.73)	5,954,755	0.85		0.85		0.85		0.85		1.52		49
10.88	8.36	3,745,530	0.86		0.86		0.85		0.85		1.96		31
10.24	29.94	2,111,435	0.85		0.85		0.85		0.85		2.34		190
8.07	(20.61)	1,556,487	0.85		0.85		0.85		0.85		3.95		95

10.55	2.30	94,860	0.95		0.95		0.95		0.95		1.46		58
10.53	(1.83)	103,632	0.95		0.95		0.95		0.95		1.43		49
10.88	8.25	107,051	0.96		0.96		0.95		0.95		1.87		31
10.24	29.82	75,682	0.95		0.95		0.95		0.95		2.06		190
8.07	(21.73)	8	0.95	*	0.95	*	0.95	*	0.95	*	3.76	*	95

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2013	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Emerging Markets Currency Fund (Cont.)
Administrative Class
03/31/2013	$10.53	$0.12	$0.10	$0.22	$(0.20)	$0.00	$0.00	$(0.20)
03/31/2012	10.88	0.14	(0.35)	(0.21)	(0.14)	0.00	0.00	(0.14)
03/31/2011	10.24	0.18	0.64	0.82	(0.18)	0.00	0.00	(0.18)
03/31/2010	8.07	0.20	2.18	2.38	(0.13)	0.00	(0.08)	(0.21)
03/31/2009	10.81	0.38	(2.59)	(2.21)	(0.34)	(0.19)	0.00	(0.53)
Class D
03/31/2013	10.53	0.12	0.09	0.21	(0.19)	0.00	0.00	(0.19)
03/31/2012	10.88	0.12	(0.35)	(0.23)	(0.12)	0.00	0.00	(0.12)
03/31/2011	10.24	0.16	0.64	0.80	(0.16)	0.00	0.00	(0.16)
03/31/2010	8.07	0.19	2.17	2.36	(0.11)	0.00	(0.08)	(0.19)
03/31/2009	10.81	0.36	(2.58)	(2.22)	(0.33)	(0.19)	0.00	(0.52)
Class A
03/31/2013	10.53	0.12	0.09	0.21	(0.19)	0.00	0.00	(0.19)
03/31/2012	10.88	0.12	(0.35)	(0.23)	(0.12)	0.00	0.00	(0.12)
03/31/2011	10.24	0.16	0.64	0.80	(0.16)	0.00	0.00	(0.16)
03/31/2010	8.07	0.19	2.17	2.36	(0.11)	0.00	(0.08)	(0.19)
03/31/2009	10.81	0.35	(2.57)	(2.22)	(0.33)	(0.19)	0.00	(0.52)
Class C
03/31/2013	10.53	0.04	0.09	0.13	(0.11)	0.00	0.00	(0.11)
03/31/2012	10.88	0.04	(0.35)	(0.31)	(0.04)	0.00	0.00	(0.04)
03/31/2011	10.24	0.08	0.65	0.73	(0.09)	0.00	0.00	(0.09)
03/31/2010	8.07	0.12	2.17	2.29	(0.04)	0.00	(0.08)	(0.12)
03/31/2009	10.81	0.27	(2.56)	(2.29)	(0.26)	(0.19)	0.00	(0.45)

PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class
02/25/2013 - 03/31/2013	$10.00	$0.04	$(0.06)	$(0.02)	$(0.04)	$0.00	$0.00	$(0.04)
Class P
02/25/2013 - 03/31/2013	10.00	0.04	(0.06)	(0.02)	(0.04)	0.00	0.00	(0.04)
Class D
02/25/2013 - 03/31/2013	10.00	0.03	(0.06)	(0.03)	(0.03)	0.00	0.00	(0.03)
Class A
02/25/2013 - 03/31/2013	10.00	0.04	(0.06)	(0.02)	(0.04)	0.00	0.00	(0.04)
Class C
02/25/2013 - 03/31/2013	10.00	0.03	(0.06)	(0.03)	(0.03)	0.00	0.00	(0.03)

PIMCO Foreign Bond Fund (Unhedged)
Institutional Class
03/31/2013	$10.87	$0.30	$(0.05)	$0.25	$(0.37)	$(0.34)	$0.00	$(0.71)
03/31/2012	10.66	0.29	0.46	0.75	(0.54)	0.00	0.00	(0.54)
03/31/2011	9.99	0.27	1.09	1.36	(0.69)	0.00	0.00	(0.69)
03/31/2010	8.02	0.39	1.92	2.31	(0.34)	0.00	0.00	(0.34)
03/31/2009	11.54	0.50	(2.59)	(2.09)	(0.32)	(1.00)	(0.11)	(1.43)
Class P
03/31/2013	10.87	0.28	(0.04)	0.24	(0.36)	(0.34)	0.00	(0.70)
03/31/2012	10.66	0.28	0.46	0.74	(0.53)	0.00	0.00	(0.53)
03/31/2011	9.99	0.26	1.09	1.35	(0.68)	0.00	0.00	(0.68)
03/31/2010	8.02	0.35	1.95	2.30	(0.33)	0.00	0.00	(0.33)
04/30/2008 - 03/31/2009	11.18	0.45	(2.23)	(1.78)	(0.27)	(1.00)	(0.11)	(1.38)
Administrative Class
03/31/2013	10.87	0.27	(0.04)	0.23	(0.35)	(0.34)	0.00	(0.69)
03/31/2012	10.66	0.26	0.46	0.72	(0.51)	0.00	0.00	(0.51)
03/31/2011	9.99	0.25	1.09	1.34	(0.67)	0.00	0.00	(0.67)
03/31/2010	8.02	0.42	1.86	2.28	(0.31)	0.00	0.00	(0.31)
03/31/2009	11.54	0.48	(2.60)	(2.12)	(0.29)	(1.00)	(0.11)	(1.40)

Please see footnotes on page 34.

26	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$10.55	2.14%	$9,082	1.10%		1.10%		1.10%		1.10%		1.18%		58%
10.53	(1.98)	35,703	1.10		1.10		1.10		1.10		1.28		49
10.88	8.09	35,051	1.11		1.11		1.10		1.10		1.68		31
10.24	29.62	5,867	1.10		1.10		1.10		1.10		2.14		190
8.07	(20.83)	4,965	1.10		1.10		1.10		1.10		3.68		95

10.55	2.00	138,932	1.25		1.25		1.25		1.25		1.16		58
10.53	(2.13)	171,250	1.25		1.25		1.25		1.25		1.14		49
10.88	7.93	378,604	1.26		1.26		1.25		1.25		1.57		31
10.24	29.43	284,522	1.25		1.25		1.25		1.25		1.92		190
8.07	(20.93)	145,921	1.25		1.25		1.25		1.25		3.57		95

10.55	2.00	113,719	1.25		1.25		1.25		1.25		1.15		58
10.53	(2.12)	167,465	1.25		1.25		1.25		1.25		1.14		49
10.88	7.93	238,451	1.26		1.26		1.25		1.25		1.55		31
10.24	29.43	229,627	1.25		1.25		1.25		1.25		1.95		190
8.07	(20.93)	158,593	1.25		1.25		1.25		1.25		3.55		95

10.55	1.24	49,064	2.00		2.00		2.00		2.00		0.41		58
10.53	(2.86)	64,148	2.00		2.00		2.00		2.00		0.38		49
10.88	7.12	78,694	2.01		2.01		2.00		2.00		0.81		31
10.24	28.47	90,249	2.00		2.00		2.00		2.00		1.22		190
8.07	(21.52)	72,965	2.00		2.00		2.00		2.00		2.77		95

$9.94	(0.21)%	$3,907	0.05	%*	12.24	%*	0.05	%*	12.24	%*	4.20	%*	16%

9.94	(0.22)	49	0.15	*	12.34	*	0.15	*	12.34	*	4.21	*	16

9.94	(0.25)	1,099	0.45	*	12.64	*	0.45	*	12.64	*	3.63	*	16

9.94	(0.25)	220	0.45	*	12.64	*	0.45	*	12.64	*	3.92	*	16

9.94	(0.31)	47	1.20	*	13.39	*	1.20	*	13.39	*	3.51	*	16

$10.41	2.08%	$3,738,584	0.53%		0.53%		0.50%		0.50%		2.70%		424%
10.87	7.06	3,471,189	0.50		0.50		0.50		0.50		2.61		486
10.66	13.85	2,258,636	0.50		0.50		0.50		0.50		2.58		427
9.99	29.02	1,680,425	0.51		0.51		0.50		0.50		4.00		485
8.02	(18.22)	997,286	0.87		0.87		0.50		0.50		5.10		653

10.41	1.98	182,025	0.63		0.63		0.60		0.60		2.58		424
10.87	6.95	150,685	0.60		0.60		0.60		0.60		2.50		486
10.66	13.74	79,175	0.60		0.60		0.60		0.60		2.48		427
9.99	28.90	56,617	0.61		0.61		0.60		0.60		3.48		485
8.02	(15.92)	28	0.99	*	0.99	*	0.60	*	0.60	*	5.14	*	653

10.41	1.86	20,550	0.78		0.78		0.75		0.75		2.46		424
10.87	6.79	17,150	0.75		0.75		0.75		0.75		2.37		486
10.66	13.57	17,151	0.75		0.75		0.75		0.75		2.34		427
9.99	28.69	25,250	0.80		0.80		0.75		0.75		4.83		485
8.02	(18.42)	579,144	1.12		1.12		0.75		0.75		4.87		653

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2013	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Foreign Bond Fund (Unhedged) (Cont.)
Class D
03/31/2013	$10.87	$0.25	$(0.04)	$0.21	$(0.33)	$(0.34)	$0.00	$(0.67)
03/31/2012	10.66	0.25	0.45	0.70	(0.49)	0.00	0.00	(0.49)
03/31/2011	9.99	0.23	1.09	1.32	(0.65)	0.00	0.00	(0.65)
03/31/2010	8.02	0.34	1.93	2.27	(0.30)	0.00	0.00	(0.30)
03/31/2009	11.54	0.46	(2.60)	(2.14)	(0.27)	(1.00)	(0.11)	(1.38)
Class A
03/31/2013	10.87	0.26	(0.05)	0.21	(0.33)	(0.34)	0.00	(0.67)
03/31/2012	10.66	0.24	0.46	0.70	(0.49)	0.00	0.00	(0.49)
03/31/2011	9.99	0.23	1.09	1.32	(0.65)	0.00	0.00	(0.65)
03/31/2010	8.02	0.34	1.93	2.27	(0.30)	0.00	0.00	(0.30)
03/31/2009	11.54	0.45	(2.59)	(2.14)	(0.27)	(1.00)	(0.11)	(1.38)
Class C
03/31/2013	10.87	0.17	(0.05)	0.12	(0.24)	(0.34)	0.00	(0.58)
03/31/2012	10.66	0.16	0.46	0.62	(0.41)	0.00	0.00	(0.41)
03/31/2011	9.99	0.15	1.09	1.24	(0.57)	0.00	0.00	(0.57)
03/31/2010	8.02	0.27	1.92	2.19	(0.22)	0.00	0.00	(0.22)
03/31/2009	11.54	0.38	(2.59)	(2.21)	(0.20)	(1.00)	(0.11)	(1.31)

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)
Institutional Class
03/31/2013	$10.75	$0.31	$0.78	$1.09	$(0.48)	$(0.46)	$0.00	$(0.94)
03/31/2012	10.38	0.30	0.61	0.91	(0.43)	(0.11)	0.00	(0.54)
03/31/2011	10.31	0.30	0.25	0.55	(0.19)	(0.21)	(0.08)	(0.48)
03/31/2010	9.05	0.45	1.56	2.01	(0.38)	(0.37)	0.00	(0.75)
03/31/2009	10.39	0.45	(0.92)	(0.47)	(0.38)	(0.49)	0.00	(0.87)
Class P
03/31/2013	10.75	0.30	0.78	1.08	(0.47)	(0.46)	0.00	(0.93)
03/31/2012	10.38	0.29	0.61	0.90	(0.42)	(0.11)	0.00	(0.53)
03/31/2011	10.31	0.29	0.25	0.54	(0.18)	(0.21)	(0.08)	(0.47)
03/31/2010	9.05	0.42	1.58	2.00	(0.37)	(0.37)	0.00	(0.74)
04/30/2008 - 03/31/2009	10.29	0.41	(0.82)	(0.41)	(0.34)	(0.49)	0.00	(0.83)
Administrative Class
03/31/2013	10.75	0.29	0.77	1.06	(0.45)	(0.46)	0.00	(0.91)
03/31/2012	10.38	0.28	0.60	0.88	(0.40)	(0.11)	0.00	(0.51)
03/31/2011	10.31	0.27	0.25	0.52	(0.16)	(0.21)	(0.08)	(0.45)
03/31/2010	9.05	0.43	1.56	1.99	(0.36)	(0.37)	0.00	(0.73)
03/31/2009	10.39	0.43	(0.93)	(0.50)	(0.35)	(0.49)	0.00	(0.84)
Class D
03/31/2013	10.75	0.26	0.78	1.04	(0.43)	(0.46)	0.00	(0.89)
03/31/2012	10.38	0.26	0.61	0.87	(0.39)	(0.11)	0.00	(0.50)
03/31/2011	10.31	0.25	0.26	0.51	(0.15)	(0.21)	(0.08)	(0.44)
03/31/2010	9.05	0.39	1.58	1.97	(0.34)	(0.37)	0.00	(0.71)
03/31/2009	10.39	0.41	(0.93)	(0.52)	(0.33)	(0.49)	0.00	(0.82)
Class A
03/31/2013	10.75	0.26	0.78	1.04	(0.43)	(0.46)	0.00	(0.89)
03/31/2012	10.38	0.26	0.61	0.87	(0.39)	(0.11)	0.00	(0.50)
03/31/2011	10.31	0.25	0.25	0.50	(0.14)	(0.21)	(0.08)	(0.43)
03/31/2010	9.05	0.40	1.57	1.97	(0.34)	(0.37)	0.00	(0.71)
03/31/2009	10.39	0.41	(0.93)	(0.52)	(0.33)	(0.49)	0.00	(0.82)
Class B
03/31/2013	10.75	0.19	0.77	0.96	(0.35)	(0.46)	0.00	(0.81)
03/31/2012	10.38	0.19	0.60	0.79	(0.31)	(0.11)	0.00	(0.42)
03/31/2011	10.31	0.17	0.25	0.42	(0.06)	(0.21)	(0.08)	(0.35)
03/31/2010	9.05	0.33	1.57	1.90	(0.27)	(0.37)	0.00	(0.64)
03/31/2009	10.39	0.34	(0.93)	(0.59)	(0.26)	(0.49)	0.00	(0.75)

Please see footnotes on page 34.

28	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate**

$10.41	1.67%	$772,164	0.93%		0.93%		0.90%		0.90%		2.30%	424%
10.87	6.63	625,799	0.90		0.90		0.90		0.90		2.22	486
10.66	13.40	457,517	0.90		0.90		0.90		0.90		2.18	427
9.99	28.51	309,151	0.91		0.91		0.90		0.90		3.45	485
8.02	(18.57)	113,927	1.30	(g)	1.30	(g)	0.93	(g)	0.93	(g)	4.67	653

10.41	1.67	335,706	0.93		0.93		0.90		0.90		2.32	424
10.87	6.63	422,001	0.90	(h)	0.90	(h)	0.90	(h)	0.90	(h)	2.21	486
10.66	13.34	359,522	0.95		0.95		0.95		0.95		2.13	427
9.99	28.45	281,286	0.96		0.96		0.95		0.95		3.52	485
8.02	(18.59)	162,997	1.32		1.32		0.95		0.95		4.63	653

10.41	0.92	88,316	1.68		1.68		1.65		1.65		1.56	424
10.87	5.83	97,963	1.65	(h)	1.65	(h)	1.65	(h)	1.65	(h)	1.46	486
10.66	12.50	88,187	1.70		1.70		1.70		1.70		1.39	427
9.99	27.50	83,050	1.71		1.71		1.70		1.70		2.81	485
8.02	(19.20)	54,022	2.07		2.07		1.70		1.70		3.88	653

$10.90	10.39%	$4,294,911	0.53%		0.53%		0.50%		0.50%		2.78%	383%
10.75	8.97	3,424,392	0.50		0.50		0.50		0.50		2.86	355
10.38	5.37	2,381,859	0.50		0.50		0.50		0.50		2.81	236
10.31	22.82	2,004,065	0.52		0.52		0.50		0.50		4.51	411
9.05	(4.34)	2,272,951	0.70		0.70		0.50		0.50		4.71	779

10.90	10.28	521,941	0.63		0.63		0.60		0.60		2.69	383
10.75	8.86	195,394	0.60		0.60		0.60		0.60		2.75	355
10.38	5.27	127,359	0.60		0.60		0.60		0.60		2.71	236
10.31	22.70	46,942	0.62		0.62		0.60		0.60		4.13	411
9.05	(3.76)	2,629	0.62	*	0.62	*	0.60	*	0.60	*	4.95 *	779

10.90	10.12	16,999	0.78		0.78		0.75		0.75		2.61	383
10.75	8.70	25,266	0.75		0.75		0.75		0.75		2.61	355
10.38	5.11	18,024	0.75		0.75		0.75		0.75		2.55	236
10.31	22.51	22,163	0.77		0.77		0.75		0.75		4.38	411
9.05	(4.58)	31,889	0.95		0.95		0.75		0.75		4.45	779

10.90	9.96	421,030	0.93		0.93		0.90		0.90		2.37	383
10.75	8.54	313,491	0.90		0.90		0.90		0.90		2.47	355
10.38	4.96	291,887	0.90		0.90		0.90		0.90		2.40	236
10.31	22.34	215,172	0.92		0.92		0.90		0.90		3.96	411
9.05	(4.75)	105,439	1.13	(g)	1.13	(g)	0.93	(g)	0.93	(g)	4.27	779

10.90	9.96	395,649	0.93		0.93		0.90		0.90		2.40	383
10.75	8.53	410,473	0.90	(h)	0.90	(h)	0.90	(h)	0.90	(h)	2.46	355
10.38	4.90	325,839	0.95		0.95		0.95		0.95		2.35	236
10.31	22.27	239,915	0.97		0.97		0.95		0.95		4.02	411
9.05	(4.77)	207,850	1.15		1.15		0.95		0.95		4.26	779

10.90	9.14	468	1.68		1.68		1.65		1.65		1.71	383
10.75	7.71	1,125	1.65	(h)	1.65	(h)	1.65	(h)	1.65	(h)	1.76	355
10.38	4.12	3,823	1.70		1.70		1.70		1.70		1.61	236
10.31	21.37	9,550	1.72		1.72		1.70		1.70		3.36	411
9.05	(5.49)	12,338	1.90		1.90		1.70		1.70		3.50	779

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2013	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)
Class C
03/31/2013	$10.75	$0.18	$0.78	$0.96	$(0.35)	$(0.46)	$0.00	$(0.81)
03/31/2012	10.38	0.18	0.61	0.79	(0.31)	(0.11)	0.00	(0.42)
03/31/2011	10.31	0.17	0.25	0.42	(0.06)	(0.21)	(0.08)	(0.35)
03/31/2010	9.05	0.32	1.58	1.90	(0.27)	(0.37)	0.00	(0.64)
03/31/2009	10.39	0.34	(0.93)	(0.59)	(0.26)	(0.49)	0.00	(0.75)
Class R
03/31/2013	10.75	0.23	0.79	1.02	(0.41)	(0.46)	0.00	(0.87)
03/31/2012	10.38	0.24	0.60	0.84	(0.36)	(0.11)	0.00	(0.47)
03/31/2011	10.31	0.22	0.26	0.48	(0.12)	(0.21)	(0.08)	(0.41)
03/31/2010	9.05	0.36	1.58	1.94	(0.31)	(0.37)	0.00	(0.68)
03/31/2009	10.39	0.39	(0.93)	(0.54)	(0.31)	(0.49)	0.00	(0.80)

PIMCO Global Advantage® Strategy Bond Fund
Institutional Class
03/31/2013	$11.47	$0.22	$0.22	$0.44	$(0.23)	$(0.12)	$0.00	$(0.35)
03/31/2012	11.28	0.31	0.32	0.63	(0.43)	(0.01)	0.00	(0.44)
03/31/2011	11.08	0.29	0.68	0.97	(0.30)	(0.47)	0.00	(0.77)
03/31/2010	10.06	0.28	1.24	1.52	(0.31)	(0.19)	0.00	(0.50)
02/05/2009 - 03/31/2009	10.00	0.04	0.06	0.10	(0.04)	0.00	0.00	(0.04)
Class P
03/31/2013	11.47	0.20	0.23	0.43	(0.22)	(0.12)	0.00	(0.34)
03/31/2012	11.28	0.29	0.33	0.62	(0.42)	(0.01)	0.00	(0.43)
03/31/2011	11.08	0.28	0.68	0.96	(0.29)	(0.47)	0.00	(0.76)
03/31/2010	10.06	0.24	1.27	1.51	(0.30)	(0.19)	0.00	(0.49)
02/05/2009 - 03/31/2009	10.00	0.03	0.07	0.10	(0.04)	0.00	0.00	(0.04)
Class D
03/31/2013	11.47	0.17	0.22	0.39	(0.18)	(0.12)	0.00	(0.30)
03/31/2012	11.28	0.26	0.33	0.59	(0.39)	(0.01)	0.00	(0.40)
03/31/2011	11.08	0.25	0.68	0.93	(0.26)	(0.47)	0.00	(0.73)
03/31/2010	10.06	0.24	1.24	1.48	(0.27)	(0.19)	0.00	(0.46)
02/05/2009 - 03/31/2009	10.00	0.03	0.06	0.09	(0.03)	0.00	0.00	(0.03)
Class A
03/31/2013	11.47	0.17	0.22	0.39	(0.18)	(0.12)	0.00	(0.30)
03/31/2012	11.28	0.26	0.32	0.58	(0.38)	(0.01)	0.00	(0.39)
03/31/2011	11.08	0.24	0.69	0.93	(0.26)	(0.47)	0.00	(0.73)
03/31/2010	10.06	0.24	1.23	1.47	(0.26)	(0.19)	0.00	(0.45)
02/05/2009 - 03/31/2009	10.00	0.03	0.06	0.09	(0.03)	0.00	0.00	(0.03)
Class C
03/31/2013	11.47	0.08	0.23	0.31	(0.10)	(0.12)	0.00	(0.22)
03/31/2012	11.28	0.17	0.33	0.50	(0.30)	(0.01)	0.00	(0.31)
03/31/2011	11.08	0.16	0.68	0.84	(0.17)	(0.47)	0.00	(0.64)
03/31/2010	10.06	0.15	1.24	1.39	(0.18)	(0.19)	0.00	(0.37)
02/05/2009 - 03/31/2009	10.00	0.02	0.06	0.08	(0.02)	0.00	0.00	(0.02)
Class R
03/31/2013	11.47	0.14	0.22	0.36	(0.15)	(0.12)	0.00	(0.27)
03/31/2012	11.28	0.23	0.33	0.56	(0.36)	(0.01)	0.00	(0.37)
03/31/2011	11.08	0.22	0.68	0.90	(0.23)	(0.47)	0.00	(0.70)
03/31/2010	10.06	0.18	1.27	1.45	(0.24)	(0.19)	0.00	(0.43)
02/05/2009 - 03/31/2009	10.00	0.03	0.06	0.09	(0.03)	0.00	0.00	(0.03)

PIMCO Global Bond Fund (Unhedged)
Institutional Class
03/31/2013	$10.07	$0.28	$0.16	$0.44	$(0.47)	$(0.30)	$0.00	$(0.77)
03/31/2012	9.80	0.29	0.52	0.81	(0.41)	(0.13)	0.00	(0.54)
03/31/2011	9.45	0.28	0.82	1.10	(0.68)	(0.03)	(0.04)	(0.75)
03/31/2010	8.12	0.38	1.50	1.88	(0.34)	(0.21)	0.00	(0.55)
03/31/2009	10.99	0.47	(2.07)	(1.60)	(0.32)	(0.88)	(0.07)	(1.27)

Please see footnotes on page 34.

30	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$10.90	9.14%	$55,877	1.68%		1.68%		1.65%		1.65%		1.64%		383%
10.75	7.72	48,749	1.65	(h)	1.65	(h)	1.65	(h)	1.65	(h)	1.72		355
10.38	4.12	50,739	1.70		1.70		1.70		1.70		1.60		236
10.31	21.37	53,446	1.72		1.72		1.70		1.70		3.26		411
9.05	(5.49)	42,239	1.90		1.90		1.70		1.70		3.51		779

10.90	9.68	23,357	1.18		1.18		1.15		1.15		2.13		383
10.75	8.26	15,970	1.15	(h)	1.15	(h)	1.15	(h)	1.15	(h)	2.23		355
10.38	4.64	16,130	1.20		1.20		1.20		1.20		2.11		236
10.31	21.97	11,248	1.22		1.22		1.20		1.20		3.67		411
9.05	(5.01)	8,280	1.40		1.40		1.20		1.20		4.03		779

$11.56	3.83%	$4,904,822	0.70%		0.70%		0.70%		0.70%		1.86%		385%
11.47	5.65	3,997,936	0.70		0.70		0.70		0.70		2.68		415
11.28	9.06	2,524,273	0.70		0.70		0.70		0.70		2.59		218
11.08	15.19	1,583,031	0.70		0.70		0.70		0.70		2.49		268
10.06	0.98	4,854	0.70	*(i)(j)	12.25	*(i)(j)	0.70	*(i)(j)	12.25	*(i)(j)	2.53	*	57

11.56	3.73	71,695	0.80		0.80		0.80		0.80		1.77		385
11.47	5.55	56,644	0.80		0.80		0.80		0.80		2.54		415
11.28	8.95	24,629	0.80		0.80		0.80		0.80		2.49		218
11.08	15.08	11,134	0.80		0.80		0.80		0.80		2.17		268
10.06	0.97	10	0.80	*(i)(k)	10.88	*(i)(k)	0.80	*(i)(k)	10.88	*(i)(k)	2.35	*	57

11.56	3.42	69,613	1.10		1.10		1.10		1.10		1.47		385
11.47	5.24	101,359	1.10		1.10		1.10		1.10		2.28		415
11.28	8.63	88,184	1.10		1.10		1.10		1.10		2.18		218
11.08	14.78	72,403	1.10		1.10		1.10		1.10		2.10		268
10.06	0.95	388	1.10	*(i)(l)	17.63	*(i)(l)	1.10	*(i)(l)	17.63	*(i)(l)	2.26	*	57

11.56	3.42	135,127	1.10		1.10		1.10		1.10		1.47		385
11.47	5.24	158,712	1.10		1.10		1.10		1.10		2.26		415
11.28	8.63	86,630	1.10		1.10		1.10		1.10		2.18		218
11.08	14.75	76,913	1.10		1.10		1.10		1.10		2.16		268
10.06	0.93	1,551	1.10	*(i)(l)	26.79	*(i)(l)	1.10	*(i)(l)	26.79	*(i)(l)	1.81	*	57

11.56	2.65	37,482	1.85		1.85		1.85		1.85		0.73		385
11.47	4.45	39,503	1.85		1.85		1.85		1.85		1.50		415
11.28	7.82	21,761	1.85		1.85		1.85		1.85		1.43		218
11.08	13.88	19,441	1.85		1.85		1.85		1.85		1.35		268
10.06	0.80	421	1.85	*(i)(l)	16.59	*(i)(l)	1.85	*(i)(l)	16.59	*(i)(l)	1.55	*	57

11.56	3.16	6,712	1.35		1.35		1.35		1.35		1.22		385
11.47	4.98	6,470	1.35		1.35		1.35		1.35		2.00		415
11.28	8.38	2,860	1.35		1.35		1.35		1.35		1.98		218
11.08	14.46	441	1.35		1.35		1.35		1.35		1.64		268
10.06	0.88	29	1.35	*(i)(l)	14.09	*(i)(l)	1.35	*(i)(l)	14.09	*(i)(l)	1.93	*	57

$9.74	4.15%	$782,717	0.58%		0.58%		0.55%		0.55%		2.76%		285%
10.07	8.36	885,539	0.55		0.55		0.55		0.55		2.85		267
9.80	11.91	732,677	0.55		0.55		0.55		0.55		2.79		310
9.45	23.27	725,975	0.56		0.56		0.55		0.55		4.09		462
8.12	(14.42)	596,210	0.91		0.91		0.55		0.55		4.98		693

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2013	31

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Global Bond Fund (Unhedged) (Cont.)
Class P
03/31/2013	$10.07	$0.26	$0.17	$0.43	$(0.46)	$(0.30)	$0.00	$(0.76)
03/31/2012	9.80	0.28	0.52	0.80	(0.40)	(0.13)	0.00	(0.53)
11/19/2010 - 03/31/2011	10.30	0.10	(0.01)	0.09	(0.52)	(0.03)	(0.04)	(0.59)
Administrative Class
03/31/2013	10.07	0.26	0.15	0.41	(0.44)	(0.30)	0.00	(0.74)
03/31/2012	9.80	0.26	0.53	0.79	(0.39)	(0.13)	0.00	(0.52)
03/31/2011	9.45	0.25	0.83	1.08	(0.66)	(0.03)	(0.04)	(0.73)
03/31/2010	8.12	0.36	1.49	1.85	(0.31)	(0.21)	0.00	(0.52)
03/31/2009	10.99	0.45	(2.07)	(1.62)	(0.30)	(0.88)	(0.07)	(1.25)
Class D
03/31/2013	10.07	0.24	0.16	0.40	(0.43)	(0.30)	0.00	(0.73)
03/31/2012	9.80	0.25	0.52	0.77	(0.37)	(0.13)	0.00	(0.50)
03/31/2011	9.45	0.24	0.83	1.07	(0.65)	(0.03)	(0.04)	(0.72)
03/31/2010	8.12	0.28	1.56	1.84	(0.30)	(0.21)	0.00	(0.51)
07/31/2008 - 03/31/2009	10.33	0.25	(1.34)	(1.09)	(0.18)	(0.88)	(0.06)	(1.12)

PIMCO Global Bond Fund (U.S. Dollar-Hedged)
Institutional Class
03/31/2013	$10.34	$0.24	$0.65	$0.89	$(0.36)	$(0.31)	$0.00	$(0.67)
03/31/2012	9.78	0.28	0.64	0.92	(0.34)	(0.02)	0.00	(0.36)
03/31/2011	9.64	0.27	0.33	0.60	(0.25)	(0.21)	0.00	(0.46)
03/31/2010	8.75	0.36	1.15	1.51	(0.32)	(0.30)	0.00	(0.62)
03/31/2009	9.92	0.44	(0.88)	(0.44)	(0.39)	(0.34)	0.00	(0.73)
Class P
03/31/2013	10.34	0.23	0.65	0.88	(0.35)	(0.31)	0.00	(0.66)
03/31/2012	9.78	0.27	0.64	0.91	(0.33)	(0.02)	0.00	(0.35)
03/31/2011	9.64	0.26	0.33	0.59	(0.24)	(0.21)	0.00	(0.45)
03/31/2010	8.75	0.33	1.17	1.50	(0.31)	(0.30)	0.00	(0.61)
04/30/2008 - 03/31/2009	9.80	0.40	(0.75)	(0.35)	(0.36)	(0.34)	0.00	(0.70)
Administrative Class
03/31/2013	10.34	0.21	0.65	0.86	(0.33)	(0.31)	0.00	(0.64)
03/31/2012	9.78	0.25	0.65	0.90	(0.32)	(0.02)	0.00	(0.34)
03/31/2011	9.64	0.25	0.32	0.57	(0.22)	(0.21)	0.00	(0.43)
03/31/2010	8.75	0.31	1.18	1.49	(0.30)	(0.30)	0.00	(0.60)
03/31/2009	9.92	0.42	(0.88)	(0.46)	(0.37)	(0.34)	0.00	(0.71)
Class A
03/31/2013	10.34	0.20	0.65	0.85	(0.32)	(0.31)	0.00	(0.63)
03/31/2012	9.78	0.25	0.64	0.89	(0.31)	(0.02)	0.00	(0.33)
03/31/2011	9.64	0.23	0.33	0.56	(0.21)	(0.21)	0.00	(0.42)
03/31/2010	8.75	0.32	1.16	1.48	(0.29)	(0.30)	0.00	(0.59)
03/31/2009	9.92	0.41	(0.89)	(0.48)	(0.35)	(0.34)	0.00	(0.69)
Class B
03/31/2013	10.34	0.13	0.64	0.77	(0.24)	(0.31)	0.00	(0.55)
03/31/2012	9.78	0.18	0.63	0.81	(0.23)	(0.02)	0.00	(0.25)
03/31/2011	9.64	0.15	0.33	0.48	(0.13)	(0.21)	0.00	(0.34)
03/31/2010	8.75	0.26	1.15	1.41	(0.22)	(0.30)	0.00	(0.52)
03/31/2009	9.92	0.34	(0.89)	(0.55)	(0.28)	(0.34)	0.00	(0.62)

Please see footnotes on page 34.

32	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$9.74	4.05%	$3,855	0.68%		0.68%		0.65%		0.65%		2.57%		285%
10.07	8.25	1,020	0.65		0.65		0.65		0.65		2.75		267
9.80	1.03	826	0.65	*	0.65	*	0.65	*	0.65	*	2.79	*	310

9.74	3.89	237,905	0.83		0.83		0.80		0.80		2.50		285
10.07	8.09	239,957	0.80		0.80		0.80		0.80		2.60		267
9.80	11.63	212,886	0.80		0.80		0.80		0.80		2.53		310
9.45	22.96	187,000	0.81		0.81		0.80		0.80		3.83		462
8.12	(14.63)	150,861	1.16		1.16		0.80		0.80		4.76		693

9.74	3.74	62,806	0.98		0.98		0.95		0.95		2.34		285
10.07	7.93	55,839	0.95		0.95		0.95		0.95		2.45		267
9.80	11.46	16,617	0.95		0.95		0.95		0.95		2.38		310
9.45	22.78	10,187	0.96		0.96		0.95		0.95		2.94		462
8.12	(10.29)	810	1.11	*	1.11	*	0.95	*	0.95	*	4.58	*	693

$10.56	8.77%	$448,928	0.57%		0.57%		0.55%		0.55%		2.24%		361%
10.34	9.56	240,055	0.55		0.55		0.55		0.55		2.78		348
9.78	6.27	131,659	0.55		0.55		0.55		0.55		2.70		232
9.64	17.70	185,704	0.55		0.55		0.55		0.55		3.84		401
8.75	(4.21)	133,476	1.04		1.04		0.55		0.55		4.79		653

10.56	8.66	23,985	0.67		0.67		0.65		0.65		2.14		361
10.34	9.45	10,326	0.65		0.65		0.65		0.65		2.70		348
9.78	6.17	5,475	0.65		0.65		0.65		0.65		2.66		232
9.64	17.59	3,551	0.65		0.65		0.65		0.65		3.45		401
8.75	(3.37)	10	1.16	*	1.16	*	0.65	*	0.65	*	4.80	*	653

10.56	8.51	4,887	0.82		0.82		0.80		0.80		2.00		361
10.34	9.28	1,704	0.80		0.80		0.80		0.80		2.50		348
9.78	6.02	925	0.80		0.80		0.80		0.80		2.53		232
9.64	17.47	161	0.80		0.80		0.80		0.80		3.23		401
8.75	(4.44)	12	1.29		1.29		0.80		0.80		4.56		653

10.56	8.39	81,766	0.92		0.92		0.90		0.90		1.90		361
10.34	9.17	52,681	0.90	(h)	0.90	(h)	0.90	(h)	0.90	(h)	2.45		348
9.78	5.85	37,193	0.95		0.95		0.95		0.95		2.35		232
9.64	17.24	29,640	0.95		0.95		0.95		0.95		3.39		401
8.75	(4.58)	16,957	1.45		1.45		0.95		0.95		4.41		653

10.56	7.59	403	1.67		1.67		1.65		1.65		1.20		361
10.34	8.36	706	1.65	(h)	1.65	(h)	1.65	(h)	1.65	(h)	1.84		348
9.78	5.06	1,317	1.70		1.70		1.70		1.70		1.53		232
9.64	16.37	3,533	1.70		1.70		1.70		1.70		2.79		401
8.75	(5.31)	4,344	2.19		2.19		1.70		1.70		3.65		653

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2013	33

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)
Class C
03/31/2013	$10.34	$0.12	$0.65	$0.77	$(0.24)	$(0.31)	$0.00	$(0.55)
03/31/2012	9.78	0.18	0.63	0.81	(0.23)	(0.02)	0.00	(0.25)
03/31/2011	9.64	0.16	0.32	0.48	(0.13)	(0.21)	0.00	(0.34)
03/31/2010	8.75	0.25	1.16	1.41	(0.22)	(0.30)	0.00	(0.52)
03/31/2009	9.92	0.34	(0.89)	(0.55)	(0.28)	(0.34)	0.00	(0.62)

*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2009, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.45%.
(c)	Effective October 1, 2009, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.55%.
(d)	Effective October 1, 2009, the Class’s supervisory and administrative fee was decreased by 0.02% to an annual rate of 0.38%.
(e)	Effective October 1, 2009, the Class’s supervisory and administrative fee was decreased by 0.02% to an annual rate of 0.48%.
(f)	Effective October 1, 2012, the Fund’s advisory fee was decreased by 0.10% to an annual rate of 0.75%.
(g)	Effective October 1, 2008, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.40%.
(h)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.40%.
(i)	Effective February 24, 2009, the Fund’s advisory fee was decreased by 0.20% to an annual rate of 0.40%.
(j)	Effective February 24, 2009, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.30%.
(k)	Effective February 24, 2009, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.40%.
(l)	Effective February 24, 2009, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.45%.

34	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate**

$10.56	7.59%	$28,449	1.67%		1.67%		1.65%		1.65%		1.16%	361%
10.34	8.36	22,135	1.65	(h)	1.65	(h)	1.65	(h)	1.65	(h)	1.75	348
9.78	5.06	18,221	1.70		1.70		1.70		1.70		1.60	232
9.64	16.37	16,799	1.70		1.70		1.70		1.70		2.71	401
8.75	(5.31)	13,408	2.19		2.19		1.70		1.70		3.65	653

ANNUAL REPORT	MARCH 31, 2013	35

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Emerging Local Bond Fund	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency Fund

Assets:
Investments, at value	$12,960,029	$7,243,005	$1,099,981	$5,978,083
Investments in Affiliates, at value	1,831,765	217,158	123,062	811,563
Repurchase agreements, at value	11,000	0	838	7,000
Cash	1,349	1,745	2,347	6,669
Deposits with counterparty	3,271	8,539	2,386	3,419
Foreign currency, at value	53,884	909	0	1,825
Receivable for investments sold	125,753	25,754	7,591	37,201
Receivable for cross-currency swap exchanges	0	0	0	0
OTC swap premiums paid	28,475	33,800	56	890
Variation margin receivable on financial derivative instruments	0	5	13	0
Unrealized appreciation on foreign currency contracts	209,876	24,133	1,081	110,035
Unrealized appreciation on OTC swap agreements	72,189	31,034	1,053	4,719
Receivable for Fund shares sold	32,740	7,931	1,525	3,167
Interest and dividends receivable	216,546	126,129	17,131	60,691
Dividends receivable from Affiliates	465	53	19	208
Other assets	0	0	0	0
	15,547,342	7,720,195	1,257,083	7,025,470

Liabilities:
Payable for investments purchased	$153,184	$19,625	$16,298	$19,974
Payable for investments in Affiliates purchased	465	53	19	208
Payable for reverse repurchase agreements	0	5,299	7,127	0
Payable for sale-buyback financing transactions	0	0	0	0
Payable for short sales	3,227	0	0	16,167
Written options outstanding	4,507	1,835	84	2,260
Payable for cross-currency swap exchanges	0	0	0	0
OTC swap premiums received	22,890	38,979	590	5,584
Variation margin payable on financial derivative instruments	319	591	232	250
Unrealized depreciation on foreign currency contracts	178,704	7,126	603	102,957
Unrealized depreciation on OTC swap agreements	46,555	18,563	654	1,062
Deposits from counterparty	89,140	34,106	1,301	56,487
Payable for Fund shares redeemed	26,972	18,323	308	5,548
Dividends payable	7,312	3,600	710	439
Overdraft due to custodian	0	0	26	0
Accrued investment advisory fees	5,712	2,941	770	2,603
Accrued supervisory and administrative fees	6,086	2,740	431	2,361
Accrued distribution fees	315	267	1	64
Accrued servicing fees	155	217	3	35
Accrued taxes payable	17,933	0	0	0
Reimbursement to PIMCO	0	0	36	0
Other liabilities	1,468	153	4	22
	564,944	154,418	29,197	216,021

Net Assets	$14,982,398	$7,565,777	$1,227,886	$6,809,449

Net Assets Consist of:
Paid in capital	$14,689,015	$6,850,336	$1,179,998	$7,526,476
Undistributed (overdistributed) net investment income	(24,538)	29,094	911	10,352
Accumulated undistributed net realized gain (loss)	33,372	174,117	21,310	(749,944)
Net unrealized appreciation (depreciation)	284,549	512,230	25,667	22,565
	$14,982,398	$7,565,777	$1,227,886	$6,809,449

Cost of Investments	$12,717,194	$6,763,396	$1,076,615	$5,968,020
Cost of Investments in Affiliates	$1,831,651	$217,139	$123,054	$811,874
Cost of Repurchase Agreements	$11,000	$0	$838	$7,000
Cost of Foreign Currency Held	$54,009	$915	$0	$1,846
Proceeds Received on Short Sales	$3,219	$0	$0	$16,129
Premiums Received on Written Options	$8,548	$3,484	$568	$4,663

36	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

PIMCO Emerging Markets Full Spectrum Bond Fund	PIMCO Foreign Bond Fund (Unhedged)	PIMCO Foreign Bond Fund (U.S. Dollar- Hedged)	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Fund (Unhedged)	PIMCO Global Bond Fund (U.S. Dollar- Hedged)

$0	$4,538,160	$5,660,261	$4,763,195	$975,060	$546,997
5,039	780,747	871,667	883,650	122,361	118,457
100	939	2,300	3,619	687	748
1	645	5	700	1	0
0	13,139	7	9	51	47
0	29,494	34,779	9,348	6,124	2,632
0	668,895	636,560	1,045,254	66,688	68,452
0	226,091	529,157	398,096	50,127	33,722
0	1,638	2,024	8,891	92	18
0	4,521	5,597	966	921	641
0	33,193	63,739	36,197	8,506	7,876
0	40,341	87,820	21,029	8,693	5,748
237	5,150	20,304	4,214	434	875
0	34,764	38,654	48,016	7,960	2,965
16	159	212	190	31	26
0	0	0	41	0	0
5,393	6,377,876	7,953,086	7,223,415	1,247,736	789,204

$0	$772,630	$1,543,339	$1,181,026	$89,332	$152,822
70	159	212	189	31	27
0	0	10,863	15,469	0	0
0	0	0	281,531	0	0
0	0	0	13,851	0	0
0	8,871	8,850	3,495	1,928	835
0	226,610	529,869	398,800	50,248	33,698
0	2,228	1,438	11,382	304	286
0	2,678	2,014	291	292	109
0	191,166	82,714	51,566	11,244	7,858
0	1,726	3,663	11,712	1,288	91
0	18,741	22,688	21,642	3,960	3,965
1	11,907	12,365	3,475	1,204	716
0	1,247	2,031	330	36	35
0	0	0	0	0	28
0	1,064	1,205	1,765	234	119
0	1,216	1,370	1,362	289	155
0	196	131	40	63	19
0	92	102	38	0	23
0	0	0	0	0	0
0	0	0	0	0	0
0	0	0	0	0	0
71	1,240,531	2,222,854	1,997,964	160,453	200,786

$5,322	$5,137,345	$5,730,232	$5,225,451	$1,087,283	$588,418

$5,353	$5,441,403	$5,611,660	$5,109,403	$1,135,677	$575,715
0	(226,134)	(38,221)	3,562	(52,231)	(1,805)
(1)	(7,233)	44,231	24,439	(6,556)	2,010
(30)	(70,691)	112,562	88,047	10,393	12,498
$5,322	$5,137,345	$5,730,232	$5,225,451	$1,087,283	$588,418

$0	$4,467,641	$5,545,906	$4,679,179	$963,701	$536,533
$5,069	$780,676	$871,592	$883,717	$122,351	$118,447
$100	$939	$2,300	$3,619	$687	$748
$0	$29,466	$34,717	$9,346	$6,117	$2,630
$0	$0	$0	$13,795	$0	$0
$0	$12,421	$12,442	$9,084	$2,679	$1,173

ANNUAL REPORT	MARCH 31, 2013	37

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO Emerging Local Bond Fund	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency Fund

Net Assets:
Institutional Class	$12,155,271	$5,678,069	$989,144	$6,403,792
Class P	1,171,328	419,405	222,082	94,860
Administrative Class	46,695	31,702	NA	9,082
Class D	874,837	495,087	1,223	138,932
Class A	545,392	701,218	13,739	113,719
Class B	NA	4,536	NA	NA
Class C	188,875	235,760	1,698	49,064
Class R	NA	NA	NA	NA

Shares Issued and Outstanding:
Institutional Class	1,121,607	465,409	81,505	606,762
Class P	108,082	34,377	18,299	8,988
Administrative Class	4,309	2,598	NA	861
Class D	80,724	40,580	101	13,164
Class A	50,325	57,476	1,132	10,775
Class B	NA	372	NA	NA
Class C	17,428	19,324	140	4,649
Class R	NA	NA	NA	NA

Net Asset Value and Redemption Price* Per Share Outstanding:
Institutional Class	$10.84	$12.20	$12.14	$10.55
Class P	10.84	12.20	12.14	10.55
Administrative Class	10.84	12.20	NA	10.55
Class D	10.84	12.20	12.14	10.55
Class A	10.84	12.20	12.14	10.55
Class B	NA	12.20	NA	NA
Class C	10.84	12.20	12.14	10.55
Class R	NA	NA	NA	NA

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

38	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

PIMCO Emerging Markets Full Spectrum Bond Fund	PIMCO Foreign Bond Fund (Unhedged)	PIMCO Foreign Bond Fund (U.S. Dollar- Hedged)	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Fund (Unhedged)	PIMCO Global Bond Fund (U.S. Dollar- Hedged)

$3,907	$3,738,584	$4,294,911	$4,904,822	$782,717	$448,928
49	182,025	521,941	71,695	3,855	23,985
NA	20,550	16,999	NA	237,905	4,887
1,099	772,164	421,030	69,613	62,806	NA
220	335,706	395,649	135,127	NA	81,766
NA	NA	468	NA	NA	403
47	88,316	55,877	37,482	NA	28,449
NA	NA	23,357	6,712	NA	NA

393	359,126	394,020	424,182	80,399	42,525
5	17,485	47,884	6,200	396	2,272
NA	1,974	1,560	NA	24,437	463
111	74,174	38,626	6,020	6,451	NA
22	32,248	36,297	11,686	NA	7,745
NA	NA	43	NA	NA	38
5	8,484	5,126	3,242	NA	2,695
NA	NA	2,143	580	NA	NA

$9.94	$10.41	$10.90	$11.56	$9.74	$10.56
9.94	10.41	10.90	11.56	9.74	10.56
NA	10.41	10.90	NA	9.74	10.56
9.94	10.41	10.90	11.56	9.74	NA
9.94	10.41	10.90	11.56	NA	10.56
NA	NA	10.90	NA	NA	10.56
9.94	10.41	10.90	11.56	NA	10.56
NA	NA	10.90	11.56	NA	NA

ANNUAL REPORT	MARCH 31, 2013	39

Statements of Operations

Year Ended March 31, 2013
(Amounts in thousands)	PIMCO Emerging Local Bond Fund	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency Fund

Investment Income:
Interest, net of foreign taxes*	$703,131	$383,925	$43,248	$156,323
Dividends	0	0	0	0
Dividends from Affiliate investments	4,100	1,382	247	8,107
Miscellaneous income	0	0	0	0
Total Income	707,231	385,307	43,495	164,430

Expenses:
Investment advisory fees	61,109	33,574	6,885	30,486
Supervisory and administrative fees	65,141	31,270	3,689	27,685
Distribution and/or servicing fees - Administrative Class	106	76	0	49
Distribution and/or servicing fees - Class D	2,047	1,146	1	365
Distribution fees - Class B	0	45	0	0
Distribution fees - Class C	1,393	1,646	4	412
Distribution fees - Class R	0	0	0	0
Servicing fees - Class A	1,219	1,993	11	317
Servicing fees - Class B	0	15	0	0
Servicing fees - Class C	464	549	2	137
Servicing fees - Class R	0	0	0	0
Trustees’ fees	30	16	2	14
Organization expense	0	0	0	0
Interest expense	468	113	6	161
Miscellaneous expense	0	0	37	0
Total Expenses	131,977	70,443	10,637	59,626
Waiver and/or Reimbursement by PIMCO	0	0	0	0
Net Expenses	131,977	70,443	10,637	59,626

Net Investment Income	575,254	314,864	32,858	104,804

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(71,055)	204,533	27,965	(46,165)
Net realized gain (loss) on Affiliate investments	(570)	55	(39)	(130)
Net capital gain distributions received from Affiliate investments	49	10	2	97
Net realized gain (loss) on futures contracts	(6,942)	13,769	1,865	(3,898)
Net realized gain on written options	2,940	2,085	1,219	1,468
Net realized gain on swaps	253,354	80,349	1,017	6,106
Net realized gain on short sales	0	0	0	0
Net realized gain (loss) on foreign currency transactions	224,234	(10,801)	(162)	193,641
Net change in unrealized appreciation on investments	41,944	98,131	18,265	14,717
Net change in unrealized appreciation (depreciation) on Affiliate investments	(111)	(167)	7	(1,312)
Net change in unrealized appreciation (depreciation) on futures contracts	(81)	4,188	1,627	(253)
Net change in unrealized appreciation (depreciation) on written options	3,755	1,366	304	2,254
Net change in unrealized appreciation (depreciation) on swaps	(137,349)	(35,742)	(599)	(3,636)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	41,286	29,630	727	(85,756)
Net Gain (Loss)	351,454	387,406	52,198	77,133

Net Increase (Decrease) in Net Assets Resulting from Operations	$926,708	$702,270	$85,056	$181,937

* Foreign tax withholdings	$8,054	$141	$7	$27

(1)	Period from February 25, 2013 to March 31, 2013.

40	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Emerging Markets Full Spectrum Bond Fund (1)	PIMCO Foreign Bond Fund (Unhedged)	PIMCO Foreign Bond Fund (U.S. Dollar- Hedged)	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Fund (Unhedged)	PIMCO Global Bond Fund (U.S. Dollar- Hedged)

$0	$164,553	$173,616	$122,099	$39,983	$12,682
0	164	197	305	45	49
17	1,818	1,323	5,732	236	255
0	0	0	5	0	0
17	166,535	175,136	128,141	40,264	12,986

2	12,850	13,190	19,937	3,014	1,153
2	14,741	15,096	15,449	3,711	1,493
0	48	51	0	620	6
0	1,615	888	219	154	0
0	0	5	0	0	4
0	734	384	292	0	191
0	0	51	17	0	0
0	1,008	1,047	387	0	162
0	0	2	0	0	1
0	245	128	97	0	64
0	0	51	17	0	0
0	11	11	11	3	1
46	0	0	0	0	0
0	1,674	1,328	81	305	82
0	0	0	0	0	0
50	32,926	32,232	36,507	7,807	3,157
(50)	0	0	(1)	0	0
0	32,926	32,232	36,506	7,807	3,157

17	133,609	142,904	91,635	32,457	9,829

0	194,789	222,092	53,333	39,286	11,558
0	(676)	(168)	(1,127)	(35)	(80)
0	39	10	108	2	5
0	36,182	49,963	13,982	7,280	2,164
0	15,351	13,954	6,419	3,817	1,051
0	57,714	58,470	36,498	12,314	3,129
0	68	0	0	68	0
0	(248,139)	14,467	36,042	(50,669)	1,289
0	67,614	49,617	5,557	10,049	7,631
(30)	71	73	(228)	11	10
0	16,906	23,458	625	3,713	2,314
0	1,499	885	4,833	(41)	111
0	(9,918)	40,269	(30,174)	1,268	3,831
0	(170,078)	(99,848)	(20,795)	(9,068)	(6,479)
(30)	(38,578)	373,242	105,073	17,995	26,534

$(13)	$95,031	$516,146	$196,708	$50,452	$36,363

$0	$0	$0	$0	$0	$3

ANNUAL REPORT	MARCH 31, 2013	41

Statements of Changes in Net Assets

	PIMCO Emerging Local Bond Fund		PIMCO Emerging Markets Bond Fund		PIMCO Emerging Markets Corporate Bond Fund		PIMCO Emerging Markets Currency Fund

(Amounts in thousands)	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$575,254	$435,546	$314,864	$192,393	$32,858	$16,004	$104,804	$84,518
Net realized gain (loss)	402,531	60,024	289,935	79,872	31,904	(767)	151,152	(194,440)
Net realized gain (loss) on Affiliate investments	(570)	326	55	457	(39)	19	(130)	(114)
Net capital gain distributions received from Affiliate investments	49	0	10	0	2	0	97	0
Net change in unrealized appreciation (depreciation)	(50,445)	(66,516)	97,573	188,335	20,324	833	(72,674)	(29,829)
Net change in unrealized appreciation (depreciation) on Affiliate investments	(111)	213	(167)	186	7	1	(1,312)	872
Net increase (decrease) resulting from operations	926,708	429,593	702,270	461,243	85,056	16,090	181,937	(138,993)

Distributions to Shareholders:
From net investment income
Institutional Class	(655,496)	(324,642)	(286,159)	(153,461)	(28,142)	(15,613)	(138,918)	(75,992)
Class P	(60,489)	(59,378)	(20,419)	(11,931)	(5,484)	(507)	(1,961)	(1,587)
Administrative Class	(2,371)	(5,508)	(1,541)	(1,446)	0	0	(287)	(453)
Class D	(44,588)	(38,255)	(21,833)	(16,783)	(18)	(0)^	(2,528)	(3,857)
Class A	(26,405)	(25,698)	(38,257)	(22,102)	(151)	(1)	(2,178)	(2,431)
Class B	0	0	(232)	(567)	0	0	0	0
Class C	(8,651)	(6,344)	(8,763)	(6,872)	(15)	(0)^	(541)	(280)
Class R	0	0	0	0	0	0	0	0
From net realized capital gains
Institutional Class	0	0	(4,139)	0	(6,181)	(887)	0	0
Class P	0	0	(320)	0	(950)	(26)	0	0
Administrative Class	0	0	(28)	0	0	0	0	0
Class D	0	0	(353)	0	(5)	(0)^	0	0
Class A	0	0	(673)	0	(50)	(0)^	0	0
Class B	0	0	(4)	0	0	0	0	0
Class C	0	0	(166)	0	(5)	(0)^	0	0
Class R	0	0	0	0	0	0	0	0
Tax basis return of capital
Institutional Class	0	0	0	0	0	0	0	0
Class P	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Class R	0	0	0	0	0	0	0	0

Total Distributions	(798,000)	(459,825)	(382,887)	(213,162)	(41,001)	(17,034)	(146,413)	(84,600)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	2,570,671	5,447,991	879,247	2,513,950	804,770	28,063	276,972	2,137,165

Total Increase (Decrease) in Net Assets	2,699,379	5,417,759	1,198,630	2,762,031	848,825	27,119	312,496	1,913,572

Net Assets:
Beginning of year or period	12,283,019	6,865,260	6,367,147	3,605,116	379,061	351,942	6,496,953	4,583,381
End of year or period*	$14,982,398	$12,283,019	$7,565,777	$6,367,147	$1,227,886	$379,061	$6,809,449	$6,496,953

*Including undistributed (overdistributed) net investment income of:	$(24,538)	$(125,708)	$29,904	$25,244	$911	$1,065	$10,352	$84,966

**	See note 12 in the Notes to Financial Statements.
^	Amount is less than $500.

42	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Emerging Markets Full Spectrum Bond Fund	PIMCO Foreign Bond Fund (Unhedged)		PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)		PIMCO Global Advantage ® Strategy Bond Fund		PIMCO Global Bond Fund (Unhedged)		PIMCO Global Bond Fund (U.S. Dollar-Hedged)

Period from February 25, 2013 to March 31, 2013	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012

$17	$133,609	$99,248	$142,904	$102,164	$91,635	$92,921	$32,457	$30,809	$9,829	$6,542
0	55,965	113,990	358,946	184,411	146,274	27,430	12,096	52,034	19,191	14,573
0	(676)	(6)	(168)	58	(1,127)	173	(35)	9	(80)	23
0	39	0	10	0	108	0	2	0	5	0
0	(93,977)	17,886	14,381	30,020	(39,954)	61,617	5,921	752	7,408	1,219
(30)	71	0	73	2	(228)	153	11	(1)	10	0
(13)	95,031	231,118	516,146	316,655	196,708	182,294	50,452	83,603	36,363	22,357

(14)	(128,931)	(137,234)	(166,332)	(115,347)	(91,642)	(122,230)	(40,110)	(33,504)	(12,575)	(6,198)
(0)^	(5,676)	(6,565)	(27,780)	(6,404)	(1,210)	(1,471)	(108)	(37)	(653)	(236)
0	(612)	(809)	(782)	(691)	0	0	(10,810)	(9,057)	(73)	(21)
(2)	(19,273)	(27,243)	(14,540)	(10,826)	(1,396)	(3,141)	(2,673)	(1,956)	0	0
(0)^	(11,881)	(18,478)	(16,494)	(13,475)	(2,457)	(3,902)	0	0	(2,098)	(1,300)
0	0	0	(20)	(53)	0	0	0	0	(11)	(20)
(0)^	(2,179)	(3,699)	(1,664)	(1,396)	(328)	(818)	0	0	(600)	(441)
0	0	0	(774)	(547)	(92)	(153)	0	0	0	0

0	(120,317)	0	(159,138)	(30,262)	(48,511)	(2,447)	(24,595)	(10,515)	(12,150)	(350)
0	(5,350)	0	(27,947)	(1,764)	(633)	(29)	(86)	(11)	(622)	(14)
0	(630)	0	(632)	(175)	0	0	(7,234)	(3,046)	(69)	(1)
0	(20,277)	0	(15,531)	(3,097)	(827)	(72)	(1,867)	(857)	0	0
0	(12,251)	0	(16,680)	(3,964)	(1,507)	(92)	0	0	(1,992)	(90)
0	0	0	(22)	(16)	0	0	0	0	(13)	(1)
0	(3,004)	0	(2,155)	(493)	(385)	(24)	0	0	(780)	(37)
0	0	0	(931)	(165)	(69)	(4)	0	0	0	0

0	0	0	0	0	0	(612)	0	0	0	0
0	0	0	0	0	0	(7)	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	(18)	0	0	0	0
0	0	0	0	0	0	(21)	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	(6)	0	0	0	0
0	0	0	0	0	0	(1)	0	0	0	0

(16)	(330,381)	(194,028)	(451,422)	(188,675)	(149,057)	(135,048)	(87,483)	(58,983)	(31,636)	(8,709)

5,351	587,908	1,487,509	1,230,648	1,091,220	817,176	1,565,041	(58,041)	194,729	256,084	119,169

5,322	352,558	1,524,599	1,295,372	1,219,200	864,827	1,612,287	(95,072)	219,349	260,811	132,817

0	4,784,787	3,260,188	4,434,860	3,215,660	4,360,624	2,748,337	1,182,355	963,006	327,607	194,790
$5,322	$5,137,345	$4,784,787	$5,730,232	$4,434,860	$5,225,451	$4,360,624	$1,087,283	$1,182,355	$588,418	$327,607

$0	$(226,134)	$(88,502)	$(38,221)	$(108,558)	$3,562	$(47,867)	$(52,231)	$(14,757)	$(1,805)	$(2,611)

ANNUAL REPORT	MARCH 31, 2013	43

Schedule of Investments PIMCO Emerging Local Bond Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BERMUDA 0.0%

CORPORATE BONDS & NOTES 0.0%
CITIC Resources Finance Ltd.
6.750% due 05/15/2014		$500	$524
Qtel International Finance Ltd.
3.375% due 10/14/2016		200	211
6.500% due 06/10/2014		3,100	3,303

Total Bermuda (Cost $3,957)			4,038

BRAZIL 6.8%

CORPORATE BONDS & NOTES 0.9%
Banco Bradesco S.A.
2.390% due 05/16/2014		$4,100	4,152
Banco do Brasil S.A.
3.058% due 07/02/2014		6,900	6,967
4.500% due 01/22/2015		10,060	10,513
Banco Santander Brasil S.A.
2.380% due 03/18/2014		54,250	54,399
Banco Votorantim Ltd.
3.284% due 03/28/2014		11,900	11,881
Cia Energetica de Sao Paulo
9.750% due 01/15/2015	BRL	5,750	4,331
Petrobras International Finance Co.
2.875% due 02/06/2015		$45,400	46,458

			138,701

SOVEREIGN ISSUES 5.9%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017	BRL	1,049,544	531,989
10.000% due 01/01/2021		663,220	333,762
10.000% due 01/01/2023		37,957	19,017

			884,768

Total Brazil (Cost $1,049,875)			1,023,469

CAYMAN ISLANDS 0.1%

ASSET-BACKED SECURITIES 0.1%
Dryden Leveraged Loan CDO
0.542% due 10/20/2020		$14,233	14,074
Hyundai Capital Auto Funding Ltd.
1.203% due 09/20/2016		6,090	6,103

			20,177

CORPORATE BONDS & NOTES 0.0%
QNB Finance Ltd.
3.125% due 11/16/2015		4,100	4,246

Total Cayman Islands (Cost $24,249)			24,423

CHILE 0.2%

CORPORATE BONDS & NOTES 0.1%
Banco Santander Chile
2.292% due 02/14/2014		$15,000	14,864
3.750% due 09/22/2015		5,300	5,583
Corp. Nacional del Cobre de Chile
4.750% due 10/15/2014		1,000	1,055

			21,502

SOVEREIGN ISSUES 0.1%
Bonos de la Tesoreria de la Republica
4.500% due 10/15/2023	CLP	1,600,857	3,911
Bonos del Banco Central de Chile en UF
3.000% due 05/01/2017		686,081	1,454

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 07/01/2018	CLP	1,280,685	$2,752
3.000% due 10/01/2018		34,304	73

			8,190

Total Chile (Cost $27,680)			29,692

COLOMBIA 3.1%

CORPORATE BONDS & NOTES 0.3%
Empresas Publicas de Medellin ESP
8.375% due 02/01/2021	COP	77,976,000	49,870

SOVEREIGN ISSUES 2.8%
Bogota Distrito Capital
9.750% due 07/26/2028		22,200,000	17,719
Colombia Government International Bond
8.250% due 12/22/2014		$10,160	11,481
9.850% due 06/28/2027	COP	65,278,000	55,301
12.000% due 10/22/2015		174,916,000	115,677
Colombian TES
5.000% due 11/21/2018		137,424,400	77,409
6.000% due 04/28/2028		7,205,000	4,208
7.000% due 05/04/2022		104,784,900	66,648
7.250% due 06/15/2016		9,343,000	5,635
7.500% due 08/26/2026		83,042,000	55,457
10.000% due 07/24/2024		13,342,000	10,326

			419,861

Total Colombia (Cost $433,838)			469,731

FRANCE 0.0%

CORPORATE BONDS & NOTES 0.0%
Vivendi S.A.
2.400% due 04/10/2015		$1,950	1,991

Total France (Cost $1,950)			1,991

GUATEMALA 0.0%

SOVEREIGN ISSUES 0.0%
Guatemala Government Bond
9.250% due 08/01/2013		$840	864

Total Guatemala (Cost $857)			864

HUNGARY 0.4%

SOVEREIGN ISSUES 0.4%
Hungary Government Bond
5.500% due 02/12/2014	HUF	730,040	3,101
5.500% due 02/12/2016		6,319,600	27,014
6.500% due 06/24/2019		620,000	2,707
6.750% due 11/24/2017		478,000	2,123
7.500% due 11/12/2020		4,270,000	19,630

Total Hungary (Cost $63,036)			54,575

INDIA 0.2%

CORPORATE BONDS & NOTES 0.2%
Export-Import Bank of India
4.375% due 02/02/2015		$900	941
4.400% due 04/21/2015		2,400	2,518
ICICI Bank Ltd.
2.038% due 02/24/2014		7,800	7,823
Indian Oil Corp. Ltd.
4.750% due 01/22/2015		17,100	17,960
State Bank of India
4.500% due 07/27/2015		1,000	1,054

Total India (Cost $30,091)			30,296

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDONESIA 6.9%

SOVEREIGN ISSUES 6.9%
Indonesia Government International Bond
6.375% due 04/15/2042	IDR	454,596,000	$45,939
6.750% due 03/10/2014		$2,440	2,559
7.000% due 05/15/2022	IDR	11,000,000	1,251
7.250% due 04/20/2015		$3,500	3,889
7.375% due 09/15/2016	IDR	74,741,000	8,334
8.250% due 07/15/2021		355,000,000	43,322
8.250% due 06/15/2032		1,587,823,000	193,737
8.375% due 09/15/2026		670,297,000	82,551
9.500% due 07/15/2023		112,807,000	15,116
9.500% due 07/15/2031		862,533,000	117,421
9.500% due 05/15/2041		333,047,000	47,124
10.000% due 09/15/2024		268,000,000	36,924
10.000% due 02/15/2028		573,318,000	80,061
10.375% due 05/04/2014		$12,000	13,170
10.500% due 08/15/2030	IDR	1,031,656,000	151,495
10.500% due 07/15/2038		295,238,000	45,642
11.000% due 11/15/2020		618,548,000	85,835
11.000% due 09/15/2025		170,000,000	24,848
11.500% due 09/15/2019		46,330,000	6,373
12.800% due 06/15/2021		166,974,000	25,482

Total Indonesia (Cost $907,555)			1,031,073

IRELAND 2.3%

CORPORATE BONDS & NOTES 2.3%
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		$109,320	113,868
7.700% due 08/07/2013		30,530	31,222
Novatek OAO via Novatek Finance Ltd.
7.750% due 02/21/2017	RUB	2,898,300	93,333
Russian Railways via RZD Capital PLC
8.300% due 04/02/2019		3,304,900	109,721
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
8.375% due 04/30/2013		$400	402
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		200	216

Total Ireland (Cost $348,260)			348,762

ITALY 0.1%

SOVEREIGN ISSUES 0.1%
Italy Buoni Poliennali Del Tesoro
4.750% due 09/15/2016	EUR	6,700	9,107

Total Italy (Cost $9,093)			9,107

KAZAKHSTAN 1.4%

CORPORATE BONDS & NOTES 1.4%
KazMunaiGaz Finance Sub BV
8.375% due 07/02/2013		$170,640	173,655

44	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		$29,085	$30,103

Total Kazakhstan (Cost $202,531)			203,758

LUXEMBOURG 4.4%

CORPORATE BONDS & NOTES 4.4%
ArcelorMittal
4.250% due 02/25/2015		$7,500	7,757
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		3,200	3,421
7.343% due 04/11/2013		5,450	5,464
7.510% due 07/31/2013		26,100	26,703
8.125% due 07/31/2014		42,250	45,841
8.125% due 02/04/2015	EUR	1,700	2,438
Gazprom OAO Via Gazstream S.A.
5.625% due 07/22/2013		$2,084	2,090
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
7.125% due 01/14/2014		11,650	12,166
7.175% due 05/16/2013		62,890	63,454
8.625% due 02/17/2017	RUB	1,482,800	49,558
8.700% due 03/17/2016		6,508,500	216,467
9.000% due 06/11/2014		$9,410	10,189
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		41,900	45,030
6.468% due 07/02/2013		58,130	59,025
6.480% due 05/15/2013		36,750	37,070
Severstal OAO Via Steel Capital S.A.
9.250% due 04/19/2014		14,500	15,612
9.750% due 07/29/2013		57,324	58,998

Total Luxembourg (Cost $663,091)			661,283

MALAYSIA 3.6%

CORPORATE BONDS & NOTES 0.0%
Petronas Global Sukuk Ltd.
4.250% due 08/12/2014		$1,000	1,046

SOVEREIGN ISSUES 3.6%
Malaysia Government Bond
3.314% due 10/31/2017	MYR	78,601	25,537
3.418% due 08/15/2022		744,768	239,883
3.434% due 08/15/2014		500	162
3.492% due 03/31/2020		145,550	47,245
3.580% due 09/28/2018		85,661	28,099
3.892% due 03/15/2027		9,000	2,983
4.012% due 09/15/2017		67,301	22,502
4.160% due 07/15/2021		85,052	28,737
4.262% due 09/15/2016		295,638	99,206
4.378% due 11/29/2019		131,280	44,908
4.392% due 04/15/2026		6,700	2,339

			541,601

Total Malaysia (Cost $542,131)			542,647

		SHARES
MEXICO 13.7%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (a)		742,577	1

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 0.4%
America Movil S.A.B. de C.V.
3.625% due 03/30/2015		$200	211
6.450% due 12/05/2022	MXN	518,000	44,299

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BBVA Bancomer S.A.
6.500% due 03/10/2021		$550	$627
Hipotecaria Su Casita S.A. de C.V.
5.851% due 06/28/2018^	MXN	77,488	289
Petroleos Mexicanos
4.875% due 03/15/2015		$5,272	5,667
Telefonos de Mexico S.A.B. de C.V.
5.500% due 01/27/2015		1,500	1,612
8.750% due 01/31/2016	MXN	45,300	4,031
Urbi Desarrollos Urbanos S.A.B. de C.V.
8.351% due 12/09/2014		76,200	3,817

			60,553

SOVEREIGN ISSUES 13.3%
Mexico Government International Bond
5.000% due 06/15/2017		1,853,000	152,599
6.250% due 06/16/2016		8,692,275	742,658
6.500% due 06/10/2021		659,200	59,410
6.500% due 06/09/2022		515,300	46,650
7.500% due 06/03/2027		148,900	14,635
7.750% due 12/14/2017		1,819,600	166,877
7.750% due 05/29/2031		1,677,490	168,422
8.000% due 12/17/2015		53,100	4,694
8.000% due 06/11/2020		1,410,870	136,788
8.500% due 12/13/2018		2,291,267	220,500
8.500% due 05/31/2029		66,000	7,044
8.500% due 11/18/2038		156,780	17,193
9.000% due 06/20/2013		1,439,300	117,890
9.500% due 12/18/2014		141,263	12,464
10.000% due 12/05/2024		1,125,427	131,251

			1,999,075

Total Mexico (Cost $1,882,869)			2,059,629

NETHERLANDS 0.7%

ASSET-BACKED SECURITIES 0.0%
Harbourmaster CLO Ltd.
0.463% due 06/15/2020	EUR	805	1,018

CORPORATE BONDS & NOTES 0.7%
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		$12,000	13,009
10.500% due 03/25/2014		44,897	48,868
Volkswagen International Finance NV
0.894% due 04/01/2014		33,000	33,087
Waha Aerospace BV
3.925% due 07/28/2020		15,615	16,689

			111,653

Total Netherlands (Cost $111,414)			112,671

NIGERIA 1.6%

SOVEREIGN ISSUES 1.6%
Nigeria Government Bond
4.000% due 04/23/2015	NGN	507,800	2,794
7.000% due 10/23/2019		2,279,100	11,821
10.700% due 05/30/2018		554,800	3,474
15.100% due 04/27/2017		4,572,270	32,927
16.000% due 06/29/2019		12,622,900	97,679
16.390% due 01/27/2022		11,150,350	91,805

Total Nigeria (Cost $226,462)			240,500

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PANAMA 0.5%

SOVEREIGN ISSUES 0.5%
Panama Government International Bond
7.250% due 03/15/2015		$60,470	$67,575

Total Panama (Cost $67,293)			67,575

PERU 2.6%

SOVEREIGN ISSUES 2.6%
Peru Government International Bond
6.850% due 02/12/2042	PEN	38,000	18,472
6.900% due 08/12/2037		78,930	38,502
6.950% due 08/12/2031		179,445	86,431
7.840% due 08/12/2020		236,570	115,308
8.200% due 08/12/2026		18,630	10,077
9.875% due 02/06/2015		$4,050	4,728
9.910% due 05/05/2015	PEN	261,599	118,679

Total Peru (Cost $343,445)			392,197

PHILIPPINES 0.5%

SOVEREIGN ISSUES 0.5%
Philippines Government International Bond
3.900% due 11/26/2022	PHP	1,686,000	45,178
4.950% due 01/15/2021		1,006,000	28,228

Total Philippines (Cost $63,790)			73,406

POLAND 8.0%

SOVEREIGN ISSUES 8.0%
Poland Government International Bond
3.980% due 01/25/2015	PLN	43,920	13,539
4.750% due 10/25/2016		276,100	89,137
5.000% due 04/25/2016		300,400	97,065
5.250% due 04/25/2013		50,000	15,366
5.250% due 01/15/2014		$6,500	6,745
5.250% due 10/25/2017	PLN	564,990	187,253
5.250% due 10/25/2020		148,200	50,313
5.500% due 04/25/2015		343,640	110,330
5.500% due 10/25/2019		1,174,540	401,232
5.750% due 04/25/2014		182,380	57,529
5.750% due 10/25/2021		303,300	106,439
5.750% due 09/23/2022		114,300	40,175
6.250% due 10/24/2015		56,790	18,726

Total Poland (Cost $1,183,119)			1,193,849

QATAR 0.3%

CORPORATE BONDS & NOTES 0.2%
Nakilat, Inc.
6.067% due 12/31/2033		$665	813
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.500% due 09/30/2014		16,450	17,540
5.832% due 09/30/2016		3,830	4,132

			22,485

SOVEREIGN ISSUES 0.1%
Qatar Government International Bond
4.000% due 01/20/2015		8,000	8,452
5.150% due 04/09/2014		9,950	10,385

			18,837

Total Qatar (Cost $40,335)			41,322

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	45

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ROMANIA 0.4%

SOVEREIGN ISSUES 0.4%
Romania Government Bond
5.750% due 01/27/2016	RON	72,900	$21,368
5.800% due 10/26/2015		30,400	8,926
5.900% due 07/26/2017		22,100	6,517
5.950% due 06/11/2021		54,500	16,115
6.750% due 06/11/2017		12,800	3,887

Total Romania (Cost $60,055)			56,813

RUSSIA 2.7%

CORPORATE BONDS & NOTES 0.6%
ALROSA Finance S.A.
8.875% due 11/17/2014		$1,500	1,657
VimpelCom Holdings BV
4.284% due 06/29/2014		38,900	39,703
9.000% due 02/13/2018	RUB	1,232,000	41,249

			82,609

SOVEREIGN ISSUES 2.1%
Russia Government International Bond
3.625% due 04/29/2015		$39,600	41,441
7.050% due 01/19/2028	RUB	354,000	11,218
7.500% due 02/27/2019		1,192,200	40,367
7.600% due 04/14/2021		2,809,400	95,069
7.600% due 07/20/2022		3,869,600	130,522

			318,617

Total Russia (Cost $402,698)			401,226

SINGAPORE 0.0%

CORPORATE BONDS & NOTES 0.0%
STATS ChipPAC Ltd.
7.500% due 08/12/2015		$5,800	6,141

Total Singapore (Cost $6,045)			6,141

SOUTH AFRICA 13.1%

SOVEREIGN ISSUES 13.1%
South Africa Government International Bond
5.250% due 05/16/2013	EUR	2,140	2,755
6.250% due 03/31/2036	ZAR	190,200	16,607
6.500% due 02/28/2041		237,000	20,950
6.750% due 03/31/2021		2,151,300	237,309
7.000% due 02/28/2031		724,900	72,224
7.250% due 01/15/2020		4,246,960	482,977
7.750% due 02/28/2023		35,000	4,056
8.000% due 12/21/2018		2,796,670	330,419
8.250% due 09/15/2017		3,910,030	463,368
10.500% due 12/21/2026		2,443,500	336,662

Total South Africa (Cost $2,171,558)			1,967,327

SOUTH KOREA 0.9%

CORPORATE BONDS & NOTES 0.8%
Export-Import Bank of Korea
1.432% due 09/21/2013		$17,000	17,004
2.082% due 03/21/2015		8,600	8,595
5.750% due 05/22/2013	EUR	3,700	4,785
5.875% due 01/14/2015		$2,100	2,282
8.125% due 01/21/2014		19,550	20,696
Korea Development Bank
0.451% due 04/03/2014	EUR	4,500	5,775
8.000% due 01/23/2014		$41,810	44,233

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea Electric Power Corp.
3.000% due 10/05/2015		$9,500	$9,914
5.500% due 07/21/2014		3,400	3,604
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		1,100	1,151

			118,039

SOVEREIGN ISSUES 0.1%
Republic of Korea
4.250% due 06/01/2013		8,820	8,871

Total South Korea (Cost $126,378)			126,910

SPAIN 0.8%

SOVEREIGN ISSUES 0.8%
Autonomous Community of Madrid Spain
4.200% due 09/24/2014	EUR	13,900	18,174
4.305% due 03/06/2014		10,000	13,145
Junta de Castilla y Leon
6.270% due 02/19/2018		4,300	5,770
6.505% due 03/01/2019		3,500	4,716
Spain Government International Bond
4.250% due 10/31/2016		53,200	70,178
Xunta de Galicia
5.763% due 04/03/2017		5,900	7,829
6.131% due 04/03/2018		4,000	5,355

Total Spain (Cost $123,114)			125,167

SRI LANKA 0.0%

SOVEREIGN ISSUES 0.0%
Sri Lanka Government International Bond
7.400% due 01/22/2015		$4,300	4,601

Total Sri Lanka (Cost $4,620)			4,601

THAILAND 1.0%

SOVEREIGN ISSUES 1.0%
Thailand Government Bond
2.800% due 10/10/2017	THB	567,000	19,151
3.125% due 12/11/2015		1,229,681	42,264
3.450% due 03/08/2019		280,300	9,695
3.580% due 12/17/2027		411,000	13,762
3.625% due 05/22/2015		378,632	13,137
3.875% due 06/13/2019		292,530	10,343
5.125% due 03/13/2018		508,330	18,951
5.400% due 07/27/2016		123,000	4,527
5.625% due 01/12/2019		154,000	5,928
6.150% due 07/07/2026		118,000	5,038

Total Thailand (Cost $130,768)			142,796

TURKEY 4.0%

SOVEREIGN ISSUES 4.0%
Turkey Government International Bond
0.000% due 07/17/2013	TRY	27,300	14,841
3.000% due 01/06/2021 (c)		92,386	57,470
3.000% due 07/21/2021 (c)		269,917	169,845
3.000% due 02/23/2022 (c)		389,375	246,950
4.000% due 04/01/2020 (c)		34,752	22,809
10.000% due 04/10/2013		93,400	51,834
10.500% due 01/15/2020		49,630	33,084
11.000% due 08/06/2014		7,300	4,295
16.000% due 08/28/2013		3,600	2,079

Total Turkey (Cost $560,465)			603,207

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED ARAB EMIRATES 0.0%

CORPORATE BONDS & NOTES 0.0%
Dolphin Energy Ltd.
5.500% due 12/15/2021		$200	$232

Total United Arab Emirates (Cost $200)			232

UNITED KINGDOM 0.0%

CORPORATE BONDS & NOTES 0.0%
HBOS PLC
0.983% due 09/06/2017		$2,500	2,328

Total United Kingdom (Cost $2,234)			2,328

UNITED STATES 1.5%

ASSET-BACKED SECURITIES 0.0%
Countrywide Asset-Backed Certificates
0.304% due 05/25/2047		$58	57
Credit-Based Asset Servicing and Securitization LLC
0.324% due 07/25/2037		29	15
MASTR Asset-Backed Securities Trust
0.284% due 05/25/2037		100	98
Morgan Stanley Mortgage Loan Trust
5.750% due 11/25/2036^		355	200

			370

CORPORATE BONDS & NOTES 1.4%
Ally Financial, Inc.
3.492% due 02/11/2014		13,600	13,851
4.625% due 06/26/2015		32,010	33,510
6.750% due 12/01/2014		400	431
Anadarko Petroleum Corp.
7.625% due 03/15/2014		4,000	4,255
Bank of America N.A.
0.560% due 06/15/2016		12,000	11,688
BellSouth Corp.
4.020% due 04/26/2021		400	401
CIT Group, Inc.
5.250% due 04/01/2014		18,000	18,742
Daimler Finance North America LLC
1.085% due 04/10/2014		48,250	48,446
Ford Motor Credit Co. LLC
2.750% due 05/15/2015		4,750	4,851
8.000% due 06/01/2014		1,100	1,184
JPMorgan Chase Bank N.A.
0.610% due 06/13/2016		1,000	985
National Rural Utilities Cooperative Finance Corp.
1.000% due 02/02/2015		2,100	2,121
Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	5,000	7,414
PepsiCo, Inc.
0.497% due 02/26/2016		$5,900	5,908
SABMiller Holdings, Inc.
1.850% due 01/15/2015		7,600	7,726
SLM Corp.
5.375% due 05/15/2014		600	628
SSIF Nevada LP
1.005% due 04/14/2014		10,000	10,062
Verizon Communications, Inc.
0.894% due 03/28/2014		33,000	33,186
Wachovia Bank N.A.
0.678% due 11/03/2014		1,403	1,404
Wachovia Corp.
0.674% due 10/15/2016		2,400	2,375

			209,168

46	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 0.1%
Banc of America Funding Corp.
2.872% due 03/20/2036	$263	$238
Banc of America Large Loan Trust
2.503% due 11/15/2015	8,687	8,759
BCAP LLC Trust
0.374% due 01/25/2037^	784	586
Bear Stearns Adjustable Rate Mortgage Trust
2.353% due 02/25/2036^	361	242
2.847% due 01/25/2035	39	36
Bear Stearns Alt-A Trust
0.825% due 08/25/2036^	548	211
2.926% due 09/25/2035	67	57
Citigroup Mortgage Loan Trust, Inc.
2.823% due 03/25/2034	53	53
2.887% due 07/25/2046^	202	158
Citimortgage Alternative Loan Trust
6.000% due 06/25/2037	297	258
Countrywide Home Loan Mortgage Pass-Through Trust
3.082% due 09/25/2047^	125	104
GSR Mortgage Loan Trust
3.009% due 11/25/2035	255	224
Harborview Mortgage Loan Trust
5.194% due 08/19/2036^	103	88
Homebanc Mortgage Trust
5.564% due 04/25/2037	349	278
Luminent Mortgage Trust
0.384% due 12/25/2036	132	96
MASTR Alternative Loans Trust
0.604% due 03/25/2036	126	26
Morgan Stanley Mortgage Loan Trust
2.440% due 06/25/2036	72	68
Residential Accredit Loans, Inc. Trust
3.684% due 02/25/2036^	259	177
Residential Asset Securitization Trust
0.604% due 01/25/2046^	308	139
Sequoia Mortgage Trust
2.640% due 01/20/2047	123	105
Structured Adjustable Rate Mortgage Loan Trust
5.272% due 03/25/2036^	243	202
WaMu Mortgage Pass-Through Certificates
2.115% due 01/25/2037^	223	181
2.318% due 04/25/2037	148	119
2.406% due 12/25/2036^	138	117
2.675% due 09/25/2036^	233	195
Wells Fargo Mortgage-Backed Securities Trust
0.704% due 07/25/2037	317	264

		12,981

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 0.0%
Freddie Mac
5.000% due 01/01/2027 - 12/01/2039	$517	$559

Total United States (Cost $218,811)		223,078

VIRGIN ISLANDS (BRITISH) 0.1%

CORPORATE BONDS & NOTES 0.1%
TNK-BP Finance S.A.
6.250% due 02/02/2015	$9,800	10,495

Total Virgin Islands (British) (Cost $10,388)		10,495

SHORT-TERM INSTRUMENTS 16.9%

CERTIFICATES OF DEPOSIT 2.4%
Banco Bradesco S.A.
0.000% due 04/30/2013	$52,900	52,866
0.000% due 06/24/2013	41,500	41,373
Banco do Brasil S.A.
0.000% due 10/11/2013	67,000	66,441
1.997% due 06/28/2013	61,610	61,545
Dexia Credit Local S.A.
1.400% due 09/20/2013	10,300	10,300
1.650% due 09/12/2013	45,700	45,700
1.700% due 09/06/2013	25,200	25,200
Itau Unibanco Holding S.A.
0.000% due 06/03/2013	49,650	49,560

		352,985

COMMERCIAL PAPER 1.0%
Santander S.A.
2.200% due 04/02/2013	86,200	86,195
2.750% due 07/02/2013	13,300	13,206
3.100% due 10/01/2013	19,900	19,586
Standard Chartered Bank
0.950% due 10/01/2013	26,800	26,671

		145,658

REPURCHASE AGREEMENTS 0.1%
Banc of America Securities LLC
0.210% due 04/01/2013	11,000	11,000

(Dated 03/28/2013. Collateralized by U.S. Treasury Bonds 3.125% due 02/15/2043 valued at $11,263. Repurchase proceeds are $11,000.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.7%
Banco Bradesco S.A.
1.305% due 04/02/2013		$7,000	$7,000
1.748% due 04/02/2013		15,000	14,999
Dexia Credit Local S.A.
1.104% due 09/18/2013	EUR	62,000	79,793
Export-Import Bank of Korea
1.251% due 07/26/2013		$8,000	8,000

			109,792

JAPAN TREASURY BILLS 0.3%
0.077% due 05/13/2013	JPY	3,910,000	41,532

U.S. TREASURY BILLS 0.2%
0.125% due 04/18/2013 - 03/06/2014 (b)(h)		$22,841	22,821

U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.112% due 04/15/2013 (h)		62	62

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (d) 12.2%
PIMCO Short-Term Floating NAV Portfolio		183,045,189	1,831,733
PIMCO Short-Term Floating NAV Portfolio III		3,134	32

			1,831,765

Total Short-Term Instruments (Cost $2,515,175)			2,515,615

PURCHASED OPTIONS (j) 0.0%
(Cost $415)			0

Total Investments 98.8% (Cost $14,559,845)			$14,802,794

Written Options (k) (0.0%) (Premiums $8,548)			(4,507)

Other Assets and Liabilities (Net) 1.2%			184,111

Net Assets 100.0%			$14,982,398

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $3,197 at a weighted average interest rate of 0.340%.
(f)	Cash of $2,413 has been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 10-Year Note June Futures	Long	06/2013	1,894	$1,353

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	47

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

(g)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Cash of $858 has been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	0.750%	06/19/2017	$	81,450	$132	$(457)

(h)	Securities with an aggregate market value of $23,201 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(i)	OTC swap agreements outstanding as of March 31, 2013:

Asset Swaps

Underlying Asset	Receive	Pay	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Indonesia Government International Bond 10.000% due 07/15/2017	Cash Flow from Underlying Asset	6-Month USD-LIBOR	07/22/2017	DUB	$	4,066	$15	$(455)	$470
Indonesia Government International Bond 11.000% due 10/15/2014	Cash Flow from Underlying Asset	6-Month USD-LIBOR	10/17/2014	BRC		67,470	(2,480)	(2,347)	(133)
Malaysia Government International Bond 4.262% due 09/15/2016	Cash Flow from Underlying Asset	6-Month USD-LIBOR	09/19/2016	CBK		30,052	3,821	915	2,906

							$1,356	$(1,887)	$3,243

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	DUB	1.000%	09/20/2013	0.519%	$	50,000	$132	$321	$(189)
Emirate of Abu Dhabi Government International Bond	BPS	1.000%	03/20/2016	0.331%		25,000	504	(153)	657
Emirate of Abu Dhabi Government International Bond	HUS	1.000%	06/20/2016	0.358%		21,000	439	(102)	541
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	06/20/2016	0.358%		6,300	132	3	129
Export-Import Bank of China	BOA	1.000%	09/20/2016	0.502%		700	12	(20)	32
Export-Import Bank of China	MYC	1.000%	09/20/2016	0.502%		1,000	18	(27)	45
Italy Government International Bond	BOA	1.000%	12/20/2013	1.333%		6,800	(16)	(21)	5
Pemex Project Funding Master Trust	FBF	1.000%	06/20/2013	0.419%		20,000	34	123	(89)
Petrobras International Finance Co.	DUB	1.000%	09/20/2013	0.804%		39,500	46	(55)	101
Petrobras International Finance Co.	DUB	1.000%	12/20/2013	0.804%		32,500	51	23	28
Petrobras International Finance Co.	DUB	1.000%	09/20/2014	1.201%		6,500	(19)	(46)	27
Qatar Government International Bond	FBF	1.000%	03/20/2016	0.360%		25,000	486	(153)	639
Qatar Government International Bond	HUS	1.000%	06/20/2016	0.386%		500	10	(4)	14
Qatar Government International Bond	MYC	1.000%	06/20/2016	0.386%		13,000	263	(4)	267
Rosneft Oil Co.	CBK	1.000%	03/20/2014	1.162%		5,000	(5)	(28)	23
Rosneft Oil Co.	CBK	1.000%	03/20/2015	1.490%		32,000	(281)	(833)	552
Spain Government International Bond	BOA	1.000%	12/20/2017	2.861%		11,500	(910)	(1,175)	265
Spain Government International Bond	BPS	1.000%	09/20/2017	2.806%		5,600	(409)	(593)	184
Spain Government International Bond	BPS	1.000%	12/20/2017	2.861%		7,600	(602)	(626)	24
Spain Government International Bond	BRC	1.000%	12/20/2017	2.861%		14,300	(1,132)	(1,562)	430
Spain Government International Bond	CBK	1.000%	09/20/2017	2.806%		7,100	(519)	(752)	233
Spain Government International Bond	CBK	1.000%	12/20/2017	2.861%		13,700	(1,084)	(1,251)	167
Spain Government International Bond	DUB	1.000%	12/20/2017	2.861%		9,100	(720)	(965)	245
Spain Government International Bond	GST	1.000%	12/20/2017	2.861%		2,400	(190)	(269)	79
Spain Government International Bond	HUS	1.000%	12/20/2017	2.861%		7,000	(554)	(769)	215
Spain Government International Bond	JPM	1.000%	12/20/2013	1.403%		13,300	(34)	(94)	60
Spain Government International Bond	MYC	1.000%	09/20/2017	2.806%		8,300	(606)	(881)	275
Spain Government International Bond	MYC	1.000%	12/20/2017	2.861%		39,900	(3,157)	(4,266)	1,109
Spain Government International Bond	RYL	1.000%	12/20/2017	2.861%		5,800	(459)	(595)	136
Spain Government International Bond	SOG	1.000%	12/20/2017	2.861%		15,200	(1,203)	(1,558)	355

							$(9,773)	$(16,332)	$6,559

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

48	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	7.775%	01/02/2015	HUS	BRL	737,000	$(2,415)	$804	$(3,219)
Pay	1-Year BRL-CDI	7.775%	01/02/2015	UAG		625,000	(2,048)	2,175	(4,223)
Pay	1-Year BRL-CDI	7.795%	01/02/2015	MYC		96,000	(298)	338	(636)
Pay	1-Year BRL-CDI	8.075%	01/02/2015	HUS		268,100	(89)	1,171	(1,260)
Pay	1-Year BRL-CDI	8.630%	01/02/2015	MYC		1,397,100	7,727	6,673	1,054
Pay	1-Year BRL-CDI	8.825%	01/02/2015	HUS		500,500	3,786	(70)	3,856
Pay	1-Year BRL-CDI	9.930%	01/02/2015	UAG		677,500	12,895	5,000	7,895
Pay	1-Year BRL-CDI	8.180%	01/02/2017	BRC		97,400	(1,096)	(260)	(836)
Pay	1-Year BRL-CDI	8.200%	01/02/2017	UAG		425,900	(4,684)	(369)	(4,315)
Pay	1-Year BRL-CDI	8.220%	01/02/2017	MYC		846,900	(9,082)	(706)	(8,376)
Pay	1-Year BRL-CDI	8.320%	01/02/2017	HUS		1,056,800	(9,831)	1,023	(10,854)
Pay	1-Year BRL-CDI	8.420%	01/02/2017	BOA		365,800	(2,896)	423	(3,319)
Pay	1-Year BRL-CDI	8.485%	01/02/2017	BPS		7,600	(49)	38	(87)
Pay	1-Year BRL-CDI	8.640%	01/02/2017	MYC		627,500	(2,163)	3,608	(5,771)
Pay	1-Year BRL-CDI	8.860%	01/02/2017	BOA		110,000	(39)	(81)	42
Pay	1-Year BRL-CDI	8.900%	01/02/2017	UAG		300,000	(780)	422	(1,202)
Pay	1-Year BRL-CDI	8.910%	01/02/2017	BOA		115,000	(284)	117	(401)
Pay	1-Year BRL-CDI	9.210%	01/02/2017	DUB		142,000	0	0	0
Pay	3-Month MYR-KLIBOR	3.720%	06/11/2015	JPM	MYR	64,000	209	0	209
Pay	3-Month MYR-KLIBOR	3.720%	06/14/2015	BRC		83,000	270	0	270
Pay	3-Month MYR-KLIBOR	3.370%	08/17/2016	JPM		462,100	254	97	157
Pay	3-Month MYR-KLIBOR	3.175%	07/09/2017	BRC		39,930	(103)	0	(103)
Pay	3-Month MYR-KLIBOR	3.175%	07/09/2017	DUB		45,000	(116)	0	(116)
Pay	3-Month MYR-KLIBOR	4.160%	07/22/2020	BOA		130,500	1,499	0	1,499
Pay	3-Month MYR-KLIBOR	4.170%	07/27/2020	BOA		81,600	950	(6)	956
Pay	3-Month MYR-KLIBOR	4.020%	09/20/2020	DUB		95,600	768	(6)	774
Pay	3-Month MYR-KLIBOR	4.260%	11/02/2020	JPM		18,600	252	0	252
Pay	3-Month ZAR-JIBAR	6.950%	08/10/2016	MYC	ZAR	372,600	1,672	(13)	1,685
Pay	3-Month ZAR-JIBAR	6.500%	11/16/2016	CBK		47,100	134	(13)	147
Pay	3-Month ZAR-JIBAR	7.000%	11/16/2016	HUS		855,700	4,003	559	3,444
Pay	3-Month ZAR-JIBAR	6.500%	03/20/2020	BRC		579,200	(291)	85	(376)
Pay	3-Month ZAR-JIBAR	6.500%	03/20/2020	JPM		464,400	(234)	113	(347)
Pay	3-Month ZAR-JIBAR	7.545%	09/17/2020	BRC		99,000	552	(6)	558
Pay	6-Month HUF-BBR	6.000%	09/15/2015	JPM	HUF	4,380,900	1,168	0	1,168
Pay	6-Month HUF-BBR	6.150%	09/15/2015	BRC		4,689,200	1,333	97	1,236
Pay	6-Month HUF-BBR	6.150%	09/15/2015	HUS		8,385,000	2,385	(95)	2,480
Pay	6-Month HUF-BBR	6.150%	09/15/2015	JPM		300,000	85	(8)	93
Pay	6-Month HUF-BBR	6.180%	08/24/2020	MYC		2,950,000	1,247	0	1,247
Pay	6-Month PLN-WIBOR	4.870%	08/10/2013	MYC	PLN	56,200	512	0	512
Pay	6-Month PLN-WIBOR	4.650%	11/16/2016	CBK		31,100	444	(4)	448
Pay	6-Month THB-THBFIX Reuters	2.870%	02/04/2014	BRC	THB	106,060	4	0	4
Pay	6-Month THB-THBFIX Reuters	3.160%	04/21/2014	BRC		136,500	34	0	34
Pay	6-Month THB-THBFIX Reuters	3.200%	04/22/2014	BRC		105,400	29	0	29
Pay	6-Month THB-THBFIX Reuters	3.030%	04/24/2014	BRC		65,700	12	0	12
Pay	6-Month THB-THBFIX Reuters	3.620%	08/19/2014	DUB		785,000	385	(26)	411
Pay	6-Month THB-THBFIX Reuters	3.390%	01/29/2015	CBK		1,088,000	482	62	420
Pay	6-Month THB-THBFIX Reuters	3.480%	08/19/2016	JPM		5,055,400	3,131	328	2,803
Pay	6-Month THB-THBFIX Reuters	3.395%	06/22/2020	BRC		285,000	(26)	0	(26)
Pay	6-Month THB-THBFIX Reuters	3.320%	07/27/2020	BOA		1,382,300	(461)	0	(461)
Pay	6-Month THB-THBFIX Reuters	3.320%	07/29/2020	JPM		413,900	(140)	(4)	(136)
Pay	28-Day MXN-TIIE	5.250%	12/12/2013	GLM	MXN	1,200,000	636	43	593
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BRC		68,000	148	(25)	173
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	HUS		136,000	295	(59)	354
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MYC		116,000	252	(17)	269
Pay	28-Day MXN-TIIE	8.050%	12/26/2018	CBK		50	1	0	1
Pay	28-Day MXN-TIIE	7.780%	04/09/2019	BRC		1,400	16	(1)	17
Pay	28-Day MXN-TIIE	8.450%	06/03/2019	JPM		500	7	0	7
Pay	28-Day MXN-TIIE	5.250%	09/06/2019	BRC		145,100	53	(274)	327
Pay	28-Day MXN-TIIE	5.250%	09/06/2019	DUB		42,000	16	(12)	28
Pay	28-Day MXN-TIIE	5.250%	09/06/2019	GLM		126,100	47	(48)	95
Pay	28-Day MXN-TIIE	5.250%	09/06/2019	JPM		214,900	81	(207)	288
Pay	28-Day MXN-TIIE	5.250%	09/06/2019	MYC		250,300	93	(418)	511

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	49

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN-TIIE	5.250%	09/06/2019	UAG	MXN	119,400	$45	$(111)	$156
Pay	28-Day MXN-TIIE	6.960%	07/27/2020	BOA		210,000	1,773	567	1,206
Pay	28-Day MXN-TIIE	7.850%	05/28/2021	MYC		340,000	4,633	18	4,615
Pay	28-Day MXN-TIIE	6.650%	06/02/2021	MYC		948,550	6,630	630	6,000
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	BRC		330,000	3,851	568	3,283
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	HUS		194,800	2,273	316	1,957
Pay	28-Day MXN-TIIE	6.750%	08/31/2021	HUS		52,700	397	(3)	400
Pay	28-Day MXN-TIIE	6.000%	09/02/2022	BOA		270,500	843	(125)	968
Pay	28-Day MXN-TIIE	6.000%	09/02/2022	BRC		672,355	2,097	(97)	2,194
Pay	28-Day MXN-TIIE	6.000%	09/02/2022	MYC		970,000	3,024	60	2,964
Pay	28-Day MXN-TIIE	6.750%	09/02/2022	BRC		355,000	2,751	1,566	1,185
Pay	28-Day MXN-TIIE	5.500%	02/22/2023	HUS		434,400	(113)	(33)	(80)
Pay	28-Day MXN-TIIE	8.760%	09/03/2029	BRC		30,000	690	0	690

							$39,636	$23,804	$15,832

(j)	Purchased options outstanding as of March 31, 2013:

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC USD versus ZAR	UAG	ZAR	8.375	04/08/2013	$	24,400	$415	$0

(k)	Written options outstanding as of March 31, 2013:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$129.000	04/26/2013	560	$226	$(20)
Call - CBOT U.S. Treasury 10-Year Note May Futures	132.500	04/26/2013	560	143	(177)

				$369	$(197)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.300%	04/29/2013	$	65,100	$177	$(10)
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		27,400	48	(4)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		120,200	257	(18)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		171,100	319	(26)
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		96,800	335	(354)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		96,800	675	(297)
Call - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		11,400	48	(42)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		11,400	86	(35)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		73,900	288	(270)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		73,900	491	(227)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		68,100	249	(249)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		68,100	414	(209)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		18,400	77	(67)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		18,400	136	(57)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		18,600	74	(68)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		18,600	125	(57)

								$3,799	$(1,990)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Call - OTC USD versus BRL	FBF	BRL	1.998	05/31/2013	$	24,200	$441	$(576)
Call - OTC USD versus BRL	MSX		2.050	05/31/2013		31,900	415	(354)
Call - OTC USD versus KRW	JPM	KRW	1,134.500	04/26/2013		49,250	367	(181)
Call - OTC USD versus KRW	BPS		1,140.000	06/12/2013		21,420	164	(189)
Call - OTC USD versus KRW	JPM		1,140.000	06/12/2013		21,410	204	(189)
Call - OTC USD versus ZAR	UAG	ZAR	10.060	04/08/2013		24,400	588	(1)
Call - OTC USD versus ZAR	HUS		9.380	04/18/2013		54,600	546	(294)
Call - OTC USD versus ZAR	FBF		9.452	04/18/2013		22,100	233	(84)
Call - OTC USD versus ZAR	JPM		9.452	04/18/2013		30,100	324	(115)

50	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

Foreign Currency Options (Cont.)
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Call - OTC USD versus ZAR	FBF	ZAR	9.465	04/19/2013	$	10,970	$114	$(42)
Call - OTC USD versus ZAR	UAG		9.465	04/19/2013		10,810	113	(42)
Call - OTC USD versus ZAR	DUB		9.456	04/23/2013		26,940	280	(134)
Call - OTC USD versus ZAR	BRC		9.676	04/25/2013		27,150	288	(63)
Call - OTC USD versus ZAR	UAG		9.710	04/25/2013		27,180	303	(56)

							$4,380	$(2,320)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2012	0	$44,370	$382
Sales	1,120	2,889,330	12,098
Closing Buys	0	0	0
Expirations	0	(1,177,470)	(2,940)
Exercised	0	(415,600)	(992)

Balance at 03/31/2013	1,120	$1,340,630	$8,548

(l)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Freddie Mac	5.000%	04/01/2043	$3,000	$3,219	$(3,227)

(m)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	26,976	$	27,795	BPS	$0	$(289)	$(289)
04/2013	BRL	1,492,752		741,330	BRC	2,618	0	2,618
04/2013		49,088		25,000	DUB	708	0	708
04/2013		337,450		172,177	FBF	5,184	0	5,184
04/2013		46,154		23,050	HUS	210	0	210
04/2013		1,175,454		599,742	MSC	18,051	0	18,051
04/2013		493,598		252,609	UAG	8,344	0	8,344
04/2013	CNY	455,638		73,301	JPM	318	0	318
04/2013	COP	17,827,740		9,973	BRC	228	0	228
04/2013		17,917,180		9,860	DUB	67	0	67
04/2013		9,569,150		5,300	GLM	70	0	70
04/2013		32,900,920		18,080	HUS	96	0	96
04/2013		43,797,460		24,530	MSC	590	0	590
04/2013		49,192,273		27,428	UAG	540	0	540
04/2013	EUR	304,124		404,143	GLM	14,301	0	14,301
04/2013	IDR	70,797,975		7,295	BRC	28	0	28
04/2013		167,646,910		17,295	DUB	87	0	87
04/2013		3,207,972,751		329,775	JPM	498	(1)	497
04/2013	ILS	18,452		5,061	MSC	0	(10)	(10)
04/2013	INR	109,000		2,000	DUB	3	0	3
04/2013		9,901,641		181,748	UAG	306	0	306
04/2013	JPY	2,220,914		25,212	BPS	1,617	0	1,617
04/2013		1,572,160		17,663	BRC	960	0	960
04/2013		609,979		6,641	HUS	160	0	160
04/2013		278,402		2,978	MSC	21	0	21
04/2013		1,572,160		17,635	UAG	932	0	932
04/2013	MXN	492,897		37,687	BPS	0	(2,216)	(2,216)
04/2013		514,307		40,135	BRC	0	(1,500)	(1,500)
04/2013		476,059		35,802	CBK	0	(2,737)	(2,737)
04/2013		534,822		40,851	DUB	0	(2,446)	(2,446)
04/2013		856,742		66,839	FBF	0	(2,518)	(2,518)
04/2013		366,003		28,771	GLM	0	(858)	(858)
04/2013		975,065		77,031	HUS	0	(1,905)	(1,905)
04/2013		239,350		18,805	JPM	0	(571)	(571)
04/2013		1,492,369		115,012	MSC	0	(5,802)	(5,802)
04/2013		3,429,329		264,485	UAG	0	(13,134)	(13,134)
04/2013	MYR	609,728		195,341	BPS	0	(1,671)	(1,671)
04/2013		18,718		6,030	BRC	0	(18)	(18)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	51

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	MYR	663,294	$	212,882	CBK	$0	$(1,438)	$(1,438)
04/2013		274,114		87,976	DUB	0	(594)	(594)
04/2013		700,000		224,596	FBF	0	(1,585)	(1,585)
04/2013		24,828		8,000	JPM	0	(22)	(22)
04/2013		400,000		128,287	SCX	0	(959)	(959)
04/2013		395,980		126,997	UAG	0	(950)	(950)
04/2013	PEN	10,085		3,909	BRC	18	0	18
04/2013		68,688		26,525	CBK	25	0	25
04/2013		73,904		28,539	DUB	26	0	26
04/2013		56,444		21,683	HUS	9	(103)	(94)
04/2013		38,896		15,021	JPM	14	0	14
04/2013		38,463		14,724	MSC	20	(136)	(116)
04/2013	RUB	16,416		536	BRC	11	0	11
04/2013		3,831,860		126,049	DUB	3,369	0	3,369
04/2013		3,675,638		119,173	HUS	1,494	0	1,494
04/2013		444,390		14,319	JPM	92	0	92
04/2013	SGD	12,467		9,986	BRC	0	(66)	(66)
04/2013		3,929		3,162	DUB	0	(6)	(6)
04/2013		14,589		11,675	HUS	0	(87)	(87)
04/2013		25,300		20,244	SCX	0	(154)	(154)
04/2013		58,056		46,456	UAG	0	(352)	(352)
04/2013	THB	1,773,628		59,839	BPS	0	(666)	(666)
04/2013		2,451,156		82,563	BRC	0	(1,055)	(1,055)
04/2013		5,375		180	DUB	0	(3)	(3)
04/2013		4,000,000		134,794	FBF	0	(1,662)	(1,662)
04/2013		2,435,998		81,784	JPM	0	(1,317)	(1,317)
04/2013		4,000,000		134,885	SCX	0	(1,571)	(1,571)
04/2013		11,268,419		379,929	UAG	0	(4,480)	(4,480)
04/2013	TRY	55,693		30,687	BPS	21	0	21
04/2013		84,270		46,545	DUB	144	0	144
04/2013		54,000		29,791	HUS	57	0	57
04/2013		22,004		12,270	JPM	154	0	154
04/2013	TWD	135,291		4,543	DUB	16	0	16
04/2013	$	27,867	AUD	27,108	BOA	354	0	354
04/2013		723,583	BRL	1,492,752	BRC	15,129	0	15,129
04/2013		24,401		49,088	DUB	0	(110)	(110)
04/2013		167,569		337,450	FBF	0	(576)	(576)
04/2013		23,500		46,154	HUS	0	(660)	(660)
04/2013		579,913		1,175,454	MSC	3,004	(1,225)	1,779
04/2013		244,554		493,598	UAG	631	(921)	(290)
04/2013		21,722	CNY	134,926	JPM	0	(110)	(110)
04/2013		51,550		320,712	UAG	0	(179)	(179)
04/2013		5,816	COP	10,376,250	BRC	0	(145)	(145)
04/2013		26,375		48,843,800	DUB	323	0	323
04/2013		27,012		50,000,000	GLM	317	0	317
04/2013		16,254		29,067,390	HUS	0	(366)	(366)
04/2013		23,471		43,421,214	JPM	263	0	263
04/2013		45,513		84,047,998	MSC	428	0	428
04/2013		124,518	EUR	96,437	BRC	0	(900)	(900)
04/2013		207		160	CBK	0	(2)	(2)
04/2013		18,944		14,555	DUB	0	(286)	(286)
04/2013		124,507		96,436	MSC	0	(890)	(890)
04/2013		124,518		96,437	RYL	0	(900)	(900)
04/2013		17,651	IDR	172,577,951	BRC	83	(20)	63
04/2013		1,588		15,438,746	CBK	0	(4)	(4)
04/2013		16,516		160,898,872	DUB	0	(1)	(1)
04/2013		3,878		38,058,621	FBF	29	0	29
04/2013		227,700		2,239,809,824	JPM	2,212	(9)	2,203
04/2013		16,300		158,762,000	MSC	0	(4)	(4)
04/2013		42,227		410,446,440	SCX	0	(97)	(97)
04/2013		25,682		250,425,182	UAG	23	0	23
04/2013		4,736	ILS	18,452	DUB	335	0	335
04/2013		946	INR	51,462	BPS	0	(3)	(3)
04/2013		127,594		7,084,040	CBK	2,217	0	2,217
04/2013		32,942		1,793,160	DUB	0	(83)	(83)
04/2013		301		16,903	JPM	8	0	8
04/2013		19,575		1,065,076	UAG	0	(58)	(58)
04/2013		58,628	MXN	737,204	BOA	1,052	0	1,052
04/2013		160,062		2,038,795	BRC	4,988	0	4,988
04/2013		13,200		169,502	CBK	522	0	522
04/2013		74,793		966,693	DUB	3,465	0	3,465

52	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	$	21,890	MXN	274,965	FBF	$370	$0	$370
04/2013		8,000		101,932	GLM	252	0	252
04/2013		87,866		1,130,385	HUS	3,643	0	3,643
04/2013		7,508		98,007	JPM	426	0	426
04/2013		59,218		734,871	MSC	273	0	273
04/2013		245,487		3,124,588	UAG	7,465	(3)	7,462
04/2013		218,312	MYR	672,734	BRC	65	(1,007)	(942)
04/2013		40,655		126,823	CBK	323	0	323
04/2013		7,808		24,416	DUB	81	0	81
04/2013		703,758		2,161,082	FBF	80	(5,560)	(5,480)
04/2013		18,600		58,004	JPM	142	0	142
04/2013		7,940		24,872	SCX	97	0	97
04/2013		5,970		18,731	UAG	82	0	82
04/2013		19,513	NGN	3,086,701	SCX	0	(45)	(45)
04/2013		1,847	PEN	4,753	DUB	0	(13)	(13)
04/2013		3,500		9,016	GLM	0	(21)	(21)
04/2013		299,378	RUB	9,181,850	BRC	0	(5,414)	(5,414)
04/2013		42,913		1,306,642	CBK	0	(1,080)	(1,080)
04/2013		75,027		2,300,767	DUB	0	(1,366)	(1,366)
04/2013		23,144		706,171	HUS	0	(535)	(535)
04/2013		624,868		19,078,750	JPM	0	(14,047)	(14,047)
04/2013		20,538		628,634	MSC	0	(412)	(412)
04/2013		94,089	SGD	114,893	JPM	0	(1,457)	(1,457)
04/2013		15,971	THB	488,608	BRC	697	0	697
04/2013		43,647		1,322,211	CBK	1,459	0	1,459
04/2013		6,450		193,371	DUB	147	0	147
04/2013		163,821		5,025,594	FBF	7,621	0	7,621
04/2013		312,609		9,463,565	JPM	10,229	0	10,229
04/2013		18,823		562,863	SCX	378	0	378
04/2013		289,419		8,878,364	UAG	13,456	0	13,456
04/2013		30,086	TRY	54,417	BRC	0	(123)	(123)
04/2013		450,958		810,269	DUB	0	(4,801)	(4,801)
04/2013		18,655		34,065	FBF	102	0	102
04/2013		21,003		38,370	GLM	125	0	125
04/2013		360,464		643,331	HUS	0	(6,228)	(6,228)
04/2013		37,444		67,721	JPM	113	(268)	(155)
04/2013		66,088		118,480	MSC	0	(850)	(850)
04/2013		66,750	ZAR	607,068	BRC	24	(986)	(962)
04/2013		13,070		117,395	CBK	0	(350)	(350)
04/2013		159,568		1,438,682	DUB	0	(3,680)	(3,680)
04/2013		66,171		599,511	HUS	0	(1,199)	(1,199)
04/2013		27,425		250,000	JPM	0	(336)	(336)
04/2013		31,650		282,376	MSC	0	(1,039)	(1,039)
04/2013		37,876		341,002	UAG	0	(927)	(927)
04/2013	ZAR	1,307,859	$	146,512	BOA	4,799	0	4,799
04/2013		782,862		86,538	BRC	1,710	0	1,710
04/2013		92,015		10,000	CBK	30	0	30
04/2013		538,544		60,296	DUB	1,942	0	1,942
04/2013		665,794		74,472	FBF	2,322	0	2,322
04/2013		1,186,079		133,643	GLM	5,125	0	5,125
04/2013		558,726		62,219	HUS	1,664	0	1,664
04/2013		290,244		32,783	JPM	1,326	0	1,326
04/2013		84,512		9,600	MSC	443	0	443
04/2013		84,756		9,280	UAG	93	0	93
05/2013	CHF	46,188		50,371	BRC	1,690	0	1,690
05/2013	EUR	96,437		124,545	BRC	904	0	904
05/2013		96,436		124,535	MSC	895	0	895
05/2013		96,437		124,545	RYL	904	0	904
05/2013	HUF	2,712,979		11,950	BRC	580	0	580
05/2013		165,420		696	CBK	2	0	2
05/2013		87,300		389	DUB	23	0	23
05/2013		3,403,350		15,000	MSC	736	0	736
05/2013		462,000		1,947	RBC	11	0	11
05/2013	JPY	3,910,000		41,910	CBK	362	0	362
05/2013	KRW	5,304,433		4,803	BRC	53	0	53
05/2013		10,771,511		9,733	DUB	88	0	88
05/2013		1,044,182		938	HUS	3	0	3
05/2013		15,798,444		14,183	JPM	37	0	37
05/2013		50,085,000		45,000	SCX	154	0	154
05/2013	PLN	112,982		35,660	BRC	1,085	0	1,085
05/2013		1,150		368	GLM	16	0	16

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	53

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
05/2013	PLN	31,974	$	10,000	JPM	$215	$0	$215
05/2013		59,365		18,710	MSC	543	0	543
05/2013		46,164		14,557	UAG	430	0	430
05/2013	$	11,173	HUF	2,451,468	BRC	0	(899)	(899)
05/2013		2,445		537,200	FBF	0	(193)	(193)
05/2013		89,698		19,730,792	GLM	0	(7,005)	(7,005)
05/2013		7,593		1,666,815	HUS	0	(607)	(607)
05/2013		1,778		387,010	UAG	0	(156)	(156)
05/2013		4,985	KRW	5,417,500	CBK	0	(134)	(134)
05/2013		60,561		66,023,453	HUS	0	(1,444)	(1,444)
05/2013		27,908	PLN	87,300	BOA	0	(1,192)	(1,192)
05/2013		25,926		83,022	BRC	0	(520)	(520)
05/2013		31,580		98,844	DUB	0	(1,332)	(1,332)
05/2013		226,216		706,309	HUS	0	(10,070)	(10,070)
05/2013		78,461		244,228	JPM	0	(3,722)	(3,722)
05/2013		19,400		60,953	MSC	0	(747)	(747)
05/2013		7,005		22,154	UAG	0	(225)	(225)
05/2013		6,463	RON	21,192	BOA	0	(344)	(344)
05/2013		46,162		151,486	JPM	0	(2,422)	(2,422)
06/2013	BRL	24,199	$	12,100	FBF	208	0	208
06/2013		25,887		12,760	MSC	38	0	38
06/2013	GBP	8,562		12,789	BRC	0	(216)	(216)
06/2013		17,195		25,987	HUS	0	(130)	(130)
06/2013		2,842		4,270	RYL	0	(47)	(47)
06/2013	KRW	5,923,250		5,375	BPS	77	0	77
06/2013		6,920,575		6,237	JPM	47	0	47
06/2013	MXN	493,494		39,318	BOA	0	(318)	(318)
06/2013		21,949		1,699	BPS	0	(65)	(65)
06/2013		568,448		45,450	CBK	0	(234)	(234)
06/2013		391,959		31,236	JPM	0	(265)	(265)
06/2013		713,614		57,178	MSC	0	(138)	(138)
06/2013		1,281,223		102,574	UAG	6	(360)	(354)
06/2013	$	171,008	BRL	337,629	FBF	0	(5,081)	(5,081)
06/2013		595,356		1,175,454	MSC	0	(17,681)	(17,681)
06/2013		263,508		519,485	UAG	0	(8,208)	(8,208)
06/2013		15,868	CLP	7,700,749	GLM	319	0	319
06/2013		19,024	MXN	238,365	BOA	133	0	133
06/2013		10,507		131,646	BRC	73	0	73
06/2013		11,331		146,307	UAG	420	0	420
06/2013	ZAR	1,000,000	$	112,553	DUB	4,841	0	4,841
06/2013		1,500,000		168,598	JPM	7,030	0	7,030
06/2013		1,000,000		112,423	MSC	4,711	0	4,711
07/2013	IDR	188,418,919		19,123	CBK	12	0	12
07/2013		147,900,000		15,000	DUB	0	(1)	(1)
07/2013	$	72,965	CNY	455,638	JPM	0	(457)	(457)
07/2013		5,047	ILS	18,452	MSC	9	0	9
07/2013		178,698	INR	9,901,641	UAG	0	(604)	(604)
07/2013		194,327	MYR	609,728	BPS	1,987	0	1,987
07/2013		197,159		617,345	CBK	1,607	0	1,607
07/2013		69,624		218,117	DUB	603	0	603
07/2013		223,446		700,000	FBF	1,932	0	1,932
07/2013		127,630		400,000	SCX	1,157	0	1,157
07/2013		126,341		395,980	UAG	1,153	0	1,153
07/2013		16,455	PHP	667,592	CBK	0	(75)	(75)
07/2013		59,592	THB	1,773,628	BPS	594	0	594
07/2013		86,680		2,582,629	BRC	959	0	959
07/2013		50,000		1,490,500	CBK	578	0	578
07/2013		166,349		4,957,099	FBF	1,862	0	1,862
07/2013		65,684		1,958,369	JPM	770	0	770
07/2013		134,301		4,000,000	SCX	1,433	0	1,433
07/2013		378,138		11,268,419	UAG	4,241	0	4,241
08/2013	CNY	16,429	$	2,614	BRC	0	0	0
08/2013		24,675		3,926	JPM	0	0	0
08/2013	$	15,000	CNY	97,095	DUB	448	0	448
08/2013		49,926		313,260	UAG	0	(85)	(85)
08/2013		301,269	IDR	2,969,912,621	JPM	0	(1,121)	(1,121)
04/2014		6,543	CNY	40,000	RYL	0	(204)	(204)
01/2015	CNY	5,701	$	895	GLM	0	(1)	(1)
01/2015	$	895	CNY	5,701	HUS	2	0	2
09/2015		5,220		31,920	DUB	0	(224)	(224)
09/2015		5,000		31,950	JPM	1	0	1

						$209,876	$(178,704)	$31,172

54	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

(n)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Bermuda
Corporate Bonds & Notes	$0	$4,038	$0	$4,038
Brazil
Corporate Bonds & Notes	0	127,403	11,298	138,701
Sovereign Issues	0	884,768	0	884,768
Cayman Islands
Asset-Backed Securities	0	14,074	6,103	20,177
Corporate Bonds & Notes	0	4,246	0	4,246
Chile
Corporate Bonds & Notes	0	21,502	0	21,502
Sovereign Issues	0	8,190	0	8,190
Colombia
Corporate Bonds & Notes	0	49,870	0	49,870
Sovereign Issues	0	419,861	0	419,861
France
Corporate Bonds & Notes	0	1,991	0	1,991
Guatemala
Sovereign Issues	0	864	0	864
Hungary
Sovereign Issues	0	54,575	0	54,575
India
Corporate Bonds & Notes	0	30,296	0	30,296
Indonesia
Sovereign Issues	0	1,031,073	0	1,031,073
Ireland
Corporate Bonds & Notes	0	348,762	0	348,762
Italy
Sovereign Issues	0	9,107	0	9,107
Kazakhstan
Corporate Bonds & Notes	0	203,758	0	203,758
Luxembourg
Corporate Bonds & Notes	0	661,283	0	661,283
Malaysia
Corporate Bonds & Notes	0	1,046	0	1,046
Sovereign Issues	0	541,601	0	541,601
Mexico
Common Stocks	0	0	1	1
Corporate Bonds & Notes	0	56,736	3,817	60,553
Sovereign Issues	0	1,999,075	0	1,999,075
Netherlands
Asset-Backed Securities	0	1,018	0	1,018
Corporate Bonds & Notes	0	111,653	0	111,653
Nigeria
Sovereign Issues	0	240,500	0	240,500
Panama
Sovereign Issues	0	67,575	0	67,575
Peru
Sovereign Issues	0	392,197	0	392,197
Philippines
Sovereign Issues	0	73,406	0	73,406
Poland
Sovereign Issues	0	1,193,849	0	1,193,849
Qatar
Corporate Bonds & Notes	0	22,485	0	22,485
Sovereign Issues	0	18,837	0	18,837
Romania
Sovereign Issues	0	56,813	0	56,813
Russia
Corporate Bonds & Notes	0	82,609	0	82,609
Sovereign Issues	0	318,617	0	318,617

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Singapore
Corporate Bonds & Notes	$0	$6,141	$0	$6,141
South Africa
Sovereign Issues	0	1,967,327	0	1,967,327
South Korea
Corporate Bonds & Notes	0	118,039	0	118,039
Sovereign Issues	0	8,871	0	8,871
Spain
Sovereign Issues	0	125,167	0	125,167
Sri Lanka
Sovereign Issues	0	4,601	0	4,601
Thailand
Sovereign Issues	0	142,796	0	142,796
Turkey
Sovereign Issues	0	603,207	0	603,207
United Arab Emirates
Corporate Bonds & Notes	0	232	0	232
United Kingdom
Corporate Bonds & Notes	0	2,328	0	2,328
United States
Asset-Backed Securities	0	370	0	370
Corporate Bonds & Notes	0	209,168	0	209,168
Mortgage-Backed Securities	0	12,981	0	12,981
U.S. Government Agencies	0	559	0	559
Virgin Islands (British)
Corporate Bonds & Notes	0	10,495	0	10,495
Short-Term Instruments
Certificates of Deposit	0	352,985	0	352,985
Commercial Paper	0	145,658	0	145,658
Repurchase Agreements	0	11,000	0	11,000
Short-Term Notes	0	109,792	0	109,792
Japan Treasury Bills	0	41,532	0	41,532
U.S. Treasury Bills	0	22,821	0	22,821
U.S. Treasury Cash Management Bills	0	62	0	62
Central Funds Used for Cash Management Purposes	1,831,765	0	0	1,831,765
Purchased Options
Foreign Exchange Contracts	0	0	0	0
	$1,831,765	$12,949,810	$21,219	$14,802,794

Short Sales, at value	$0	$(3,227)	$0	$(3,227)

Financial Derivative Instruments - Assets
Credit Contracts	0	10,213	0	10,213
Foreign Exchange Contracts	0	209,876	0	209,876
Interest Rate Contracts	1,353	61,976	0	63,329
	$1,353	$282,065	$0	$283,418

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(411)	0	(411)
Foreign Exchange Contracts	0	(181,024)	0	(181,024)
Interest Rate Contracts	0	(48,788)	0	(48,788)
	$0	$(230,223)	$0	$(230,223)

Totals	$1,833,118	$12,998,425	$21,219	$14,852,762

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	55

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (2)
Investments, at value
Brazil
Corporate Bonds & Notes	$22,926	$100	$0	$(133)	$0	$286	$0	$(11,881)	$11,298	$232
Cayman Islands
Asset-Backed Securities	7,862	0	(1,909)	30	29	91	0	0	6,103	87
Mexico
Common Stocks	0	0	0	0	0	1	0	0	1	1
Corporate Bonds & Notes	751	5,094	0	(92)	0	(1,647)	0	(289)	3,817	(1,437)
South Korea
Corporate Bonds & Notes	67,178	0	(41,500)	74	0	(153)	0	(25,599)	0	0
Short-Term Instruments
Short-Term Notes	24,560	0	(24,811)	251	0	0	0	0	0	0

Totals	$123,277	$5,194	$(68,220)	$130	$29	$(1,422)	$0	$(37,769)	$21,219	$(1,117)

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Brazil
Corporate Bonds & Notes	$11,298	Benchmark Pricing	Base Price	101.00-154.23
Cayman Islands
Asset-Backed Securities	6,103	Third Party Vendor	Broker Quote	100.21
Mexico
Common Stocks	1	Other Valuation Techniques (3)	—	—
Corporate Bonds & Notes	3,817	Benchmark Pricing	Base Price	62.00

Total	$21,219

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$209,876	$0	$209,876
Unrealized appreciation on OTC swap agreements	0	10,213	0	0	61,976	72,189

	$0	$10,213	$0	$209,876	$61,976	$282,065

Liabilities:
Written options outstanding	$0	$0	$0	$2,320	$2,187	$4,507
Variation margin payable on financial derivative instruments (2)	0	0	0	0	319	319
Unrealized depreciation on foreign currency contracts	0	0	0	178,704	0	178,704
Unrealized depreciation on OTC swap agreements	0	411	0	0	46,144	46,555

	$0	$411	$0	$181,024	$48,650	$230,085

56	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on futures contracts	$0	$0	$0	$0	$(6,942)	$(6,942)
Net realized gain on written options	0	0	0	436	2,504	2,940
Net realized gain on swaps	0	3,890	0	0	249,464	253,354
Net realized gain on foreign currency transactions	0	0	0	234,188	0	234,188

	$0	$3,890	$0	$234,624	$245,026	$483,540

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$(415)	$0	$(415)
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(81)	(81)
Net change in unrealized appreciation on written options	0	0	0	1,774	1,981	3,755
Net change in unrealized (depreciation) on swaps	0	(1,748)	0	0	(135,601)	(137,349)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	41,385	0	41,385

	$0	$(1,748)	$0	$42,744	$(133,701)	$(92,705)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $1,353 and open centrally cleared swaps cumulative (depreciation) of $(457) as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$4,294	$(4,900)	$(606)
BPS	(1,359)	1,408	49
BRC	25,602	(26,150)	(548)
CBK	4,076	(3,560)	516
DUB	2,176	1,959	4,135
FBF	2,353	(690)	1,663
GLM	12,826	(14,810)	(1,984)
GST	(190)	280	90
HUS	(15,704)	17,606	1,902
JPM	1,580	(1,971)	(391)
MSC	828	(13,365)	(12,537)
MSX	(354)	0	(354)
MYC	10,773	(32,660)	(21,887)
RBC	11	0	11
RYL	(831)	780	(51)
SCX	393	(170)	223
SOG	(1,203)	1,169	(34)
UAG	12,809	(15,220)	(2,411)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	57

Schedule of Investments PIMCO Emerging Markets Bond Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA 0.1%

SOVEREIGN ISSUES 0.1%
Argentine Republic Government International Bond
2.500% due 12/31/2038		$18,240	$5,791

Total Argentina (Cost $6,075)			5,791

AUSTRIA 0.2%

CORPORATE BONDS & NOTES 0.2%
OGX Austria GmbH
8.375% due 04/01/2022		$17,600	13,332

Total Austria (Cost $17,600)			13,332

BERMUDA 0.7%

CORPORATE BONDS & NOTES 0.7%
CBQ Finance Ltd.
3.375% due 04/11/2017		$1,300	1,362
Digicel Group Ltd.
8.250% due 09/30/2020		14,100	15,016
Qtel International Finance Ltd.
3.250% due 02/21/2023		5,250	5,165
3.375% due 10/14/2016		700	739
4.500% due 01/31/2043		10,700	10,326
4.750% due 02/16/2021		8,000	8,940
5.000% due 10/19/2025		825	916
7.875% due 06/10/2019		7,700	10,087

Total Bermuda (Cost $49,660)			52,551

BRAZIL 11.0%

CORPORATE BONDS & NOTES 9.6%
Banco Bradesco S.A.
2.390% due 05/16/2014		$3,200	3,240
Banco BTG Pactual S.A.
5.750% due 09/28/2022		8,800	8,855
Banco do Brasil S.A.
3.875% due 10/10/2022		30,250	29,342
4.500% due 01/22/2015		6,450	6,741
4.500% due 01/20/2016	EUR	8,900	12,139
5.875% due 01/19/2023		$12,200	13,145
6.000% due 01/22/2020		26,975	31,223
8.500% due 10/20/2020 (e)		3,000	3,615
9.250% due 04/15/2023 (e)		5,000	6,075
Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019		5,410	5,543
Banco Santander Brasil S.A.
4.250% due 01/14/2016		15,900	16,655
4.625% due 02/13/2017		35,600	37,825
Banco Votorantim S.A.
5.250% due 02/11/2016		9,700	10,355
7.375% due 01/21/2020		2,400	2,736
BM&FBovespa S.A.
5.500% due 07/16/2020		300	335
Braskem America Finance Co.
7.125% due 07/22/2041		27,600	28,635
Braskem Finance Ltd.
5.750% due 04/15/2021		9,900	10,430
7.000% due 05/07/2020		10,900	12,350
Caixa Economica Federal
2.375% due 11/06/2017		11,350	11,055
3.500% due 11/07/2022		14,900	14,304
Centrais Eletricas Brasileiras S.A.
5.750% due 10/27/2021		17,300	18,533
6.875% due 07/30/2019		44,495	50,947
CSN Islands Corp.
6.875% due 09/21/2019		29,810	33,238

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.750% due 12/16/2013		$600	$632
10.000% due 01/15/2015		4,780	5,344
CSN Resources S.A.
6.500% due 07/21/2020		16,970	18,234
Embraer S.A.
5.150% due 06/15/2022		7,000	7,639
Fibria Overseas Finance Ltd.
6.750% due 03/03/2021		9,400	10,476
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		19,400	19,807
5.500% due 08/06/2022		12,800	13,376
Petrobras International Finance Co.
2.875% due 02/06/2015		6,840	6,999
3.875% due 01/27/2016		5,000	5,258
5.375% due 01/27/2021		32,060	34,773
5.750% due 01/20/2020		45,610	50,487
5.875% due 03/01/2018		10,000	11,283
6.750% due 01/27/2041		6,500	7,390
6.875% due 01/20/2040		5,000	5,777
7.875% due 03/15/2019		113,180	138,333
8.375% due 12/10/2018		2,460	3,088
QGOG Constellation S.A.
6.250% due 11/09/2019		17,900	18,929
Vale Overseas Ltd.
6.875% due 11/21/2036		800	914
6.875% due 11/10/2039		475	545
8.250% due 01/17/2034		1,755	2,270

			728,870

SOVEREIGN ISSUES 1.4%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	20,000	27,816
6.369% due 06/16/2018		$6,960	8,074
6.500% due 06/10/2019		10,780	12,693
Brazil Government International Bond
5.625% due 01/07/2041		3,550	4,171
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2014	BRL	6,456	3,243
10.000% due 01/01/2017		88,199	44,706
10.000% due 01/01/2021		1,771	892
10.000% due 01/01/2023		2,618	1,312

			102,907

Total Brazil (Cost $810,116)			831,777

CANADA 0.2%

CORPORATE BONDS & NOTES 0.2%
Pacific Rubiales Energy Corp.
5.125% due 03/28/2023		$16,000	16,224

Total Canada (Cost $16,000)			16,224

CAYMAN ISLANDS 2.7%

CORPORATE BONDS & NOTES 2.7%
Baidu, Inc.
3.500% due 11/28/2022		$17,000	17,293
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		9,100	9,999
Country Garden Holdings Co. Ltd.
7.500% due 01/10/2023		6,000	6,158
ENN Energy Holdings Ltd.
6.000% due 05/13/2021		21,100	24,593
Hutchison Whampoa International Ltd.
4.625% due 01/13/2022		5,000	5,482
5.750% due 09/11/2019		2,700	3,216
7.450% due 11/24/2033		1,170	1,647

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Interoceanica Finance Ltd.
0.000% due 11/30/2018		$6,118	$5,570
0.000% due 05/15/2030		7,400	4,139
IPIC GMTN Ltd.
3.125% due 11/15/2015		4,100	4,299
3.750% due 03/01/2017		1,600	1,713
5.000% due 11/15/2020		19,000	21,565
5.500% due 03/01/2022		5,900	6,874
5.875% due 03/14/2021	EUR	3,000	4,651
Mongolian Mining Corp.
8.875% due 03/29/2017		$31,710	32,661
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		47,371	52,345
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		2,698	2,484
QNB Finance Ltd.
2.125% due 02/14/2018		1,600	1,586

Total Cayman Islands (Cost $191,360)			206,275

CHILE 0.9%

CORPORATE BONDS & NOTES 0.9%
AES Gener S.A.
5.250% due 08/15/2021		$1,000	1,123
Banco del Estado de Chile
3.875% due 02/08/2022		200	211
Banco Santander Chile
3.875% due 09/20/2022		18,400	18,628
5.375% due 12/09/2014		3,000	3,156
Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021		2,200	2,342
7.250% due 07/29/2019		13,700	16,431
Colbun S.A.
6.000% due 01/21/2020		3,700	4,179
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042		10,000	9,250
4.750% due 10/15/2014		300	316
5.625% due 09/21/2035		200	226
7.500% due 01/15/2019		1,000	1,264
E.CL S.A.
5.625% due 01/15/2021		10,600	11,998
Enersis S.A.
7.375% due 01/15/2014		420	440

			69,564

SOVEREIGN ISSUES 0.0%
Chile Government International Bond
3.625% due 10/30/2042		2,200	2,044

Total Chile (Cost $66,896)			71,608

CHINA 0.5%

CORPORATE BONDS & NOTES 0.5%
Sinopec Group Overseas Development Ltd.
3.900% due 05/17/2022		$17,650	18,808
4.875% due 05/17/2042		15,010	16,237

Total China (Cost $32,588)			35,045

COLOMBIA 2.0%

CORPORATE BONDS & NOTES 1.4%
Bancolombia S.A.
5.950% due 06/03/2021		$4,400	4,972
Ecopetrol S.A.
7.625% due 07/23/2019		78,780	99,066

			104,038

58	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.6%
Colombia Government International Bond
6.125% due 01/18/2041		$17,115	$21,616
7.375% due 09/18/2037		9,405	13,520
8.125% due 05/21/2024		2,300	3,323
9.850% due 06/28/2027	COP	600,000	508
11.750% due 02/25/2020		$1,947	3,052

			42,019

Total Colombia (Cost $136,163)			146,057

COSTA RICA 0.1%

SOVEREIGN ISSUES 0.1%
Costa Rica Government International Bond
4.250% due 01/26/2023		$11,430	11,470

Total Costa Rica (Cost $11,429)			11,470

CROATIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Hrvatska Elektroprivreda
6.000% due 11/09/2017		$5,350	5,551

Total Croatia (Cost $5,350)			5,551

CZECH REPUBLIC 0.0%

CORPORATE BONDS & NOTES 0.0%
Hyundai Motor Manufacturing Czech s.r.o.
4.500% due 04/15/2015		$2,400	2,549

Total Czech Republic (Cost $2,439)			2,549

DOMINICAN REPUBLIC 0.2%

CORPORATE BONDS & NOTES 0.2%
Aeropuertos Dominicanos Siglo S.A.
9.250% due 11/13/2019		$10,600	11,581

Total Dominican Republic (Cost $10,600)			11,581

EL SALVADOR 1.1%

SOVEREIGN ISSUES 1.1%
El Salvador Government International Bond
5.875% due 01/30/2025		$15,700	16,540
7.375% due 12/01/2019		10,200	12,153
7.625% due 02/01/2041		20,750	23,914
7.650% due 06/15/2035		16,180	18,631
7.750% due 01/24/2023		500	608
8.250% due 04/10/2032		6,180	7,741

Total El Salvador (Cost $78,312)			79,587

GABON 0.2%

SOVEREIGN ISSUES 0.2%
Gabonese Republic
8.200% due 12/12/2017		$10,825	13,207

Total Gabon (Cost $12,868)			13,207

GUATEMALA 0.4%

SOVEREIGN ISSUES 0.4%
Guatemala Government Bond
4.875% due 02/13/2028		$4,300	4,225
5.750% due 06/06/2022		24,100	26,666
9.250% due 08/01/2013		2,000	2,057

Total Guatemala (Cost $31,357)			32,948

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUERNSEY, CHANNEL ISLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	$11,700	$12,578

Total Guernsey, Channel Islands (Cost $11,700)		12,578

HONG KONG 0.5%

CORPORATE BONDS & NOTES 0.5%
China Resources Power Holdings Co. Ltd.
3.750% due 08/03/2015	$900	943
CNOOC Finance Ltd.
3.875% due 05/02/2022	23,960	25,312
5.000% due 05/02/2042	10,400	11,447

Total Hong Kong (Cost $35,142)		37,702

INDIA 0.5%

CORPORATE BONDS & NOTES 0.5%
Export-Import Bank of India
4.375% due 02/02/2015	$7,440	7,779
4.400% due 04/21/2015	5,000	5,246
ICICI Bank Ltd.
2.038% due 02/24/2014	400	401
4.750% due 11/25/2016 (h)	4,750	5,108
Indian Railway Finance Corp. Ltd.
4.406% due 03/30/2016	200	214
State Bank of India
4.500% due 07/27/2015	20,810	21,935

Total India (Cost $39,311)		40,683

INDONESIA 4.7%

BANK LOAN OBLIGATIONS 0.0%
Indonesia Government International Bond
1.188% due 12/14/2019	$3,060	2,907

CORPORATE BONDS & NOTES 2.3%
Adaro Indonesia PT
7.625% due 10/22/2019	6,200	6,773
Indosat Palapa Co. BV
7.375% due 07/29/2020	10,640	11,890
Lembaga Pembiayaan Ekspor Indonesia
3.750% due 04/26/2017	6,000	6,251
Majapahit Holding BV
7.250% due 06/28/2017	6,145	7,159
7.750% due 10/17/2016	20,380	23,717
7.750% due 01/20/2020	46,955	57,755
8.000% due 08/07/2019	7,150	8,848
Pertamina Persero PT
6.000% due 05/03/2042	34,958	35,745
Perusahaan Listrik Negara PT
5.500% due 11/22/2021	14,310	15,598

		173,736

SOVEREIGN ISSUES 2.4%
Indonesia Government International Bond
5.875% due 03/13/2020	10,690	12,400
6.625% due 02/17/2037	6,360	7,887
6.875% due 03/09/2017	35,050	40,877
6.875% due 01/17/2018	48,060	56,891
7.500% due 01/15/2016	1,325	1,524
7.750% due 01/17/2038	8,725	12,219
8.500% due 10/12/2035	4,100	6,078

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
11.625% due 03/04/2019		$30,995	$45,098

			182,974

Total Indonesia (Cost $338,640)			359,617

IRELAND 4.7%

CORPORATE BONDS & NOTES 4.7%
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		$1,400	1,458
8.700% due 08/07/2018		32,075	41,024
Brunswick Rail Finance Ltd.
6.500% due 11/01/2017		13,900	14,769
Novatek OAO via Novatek Finance Ltd.
4.422% due 12/13/2022		16,300	16,198
5.326% due 02/03/2016		1,000	1,075
6.604% due 02/03/2021		16,300	18,949
OJSC Novolipetsk Steel via Steel Funding Ltd.
4.450% due 02/19/2018		26,300	26,366
Phosagro OAO via Phosagro Bond Funding Ltd.
4.204% due 02/13/2018		7,100	7,091
Rosneft Oil Co. via Rosneft International Finance Ltd.
3.149% due 03/06/2017		9,300	9,370
4.199% due 03/06/2022		22,130	21,992
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017		38,350	42,281
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016		4,300	4,622
7.748% due 02/02/2021		22,600	25,369
9.125% due 04/30/2018		2,500	2,979
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		33,800	36,416
5.450% due 11/22/2017		12,000	13,054
6.025% due 07/05/2022		39,460	43,850
6.800% due 11/22/2025		11,500	13,512
6.902% due 07/09/2020		14,200	16,561

Total Ireland (Cost $333,614)			356,936

ISRAEL 0.2%

CORPORATE BONDS & NOTES 0.0%
Israel Electric Corp. Ltd.
7.250% due 01/15/2019		$1,900	2,185
9.375% due 01/28/2020		750	943

			3,128

SOVEREIGN ISSUES 0.2%
Israel Government International Bond
4.500% due 01/30/2043		15,700	15,179

Total Israel (Cost $18,422)			18,307

ITALY 0.1%

SOVEREIGN ISSUES 0.1%
Italy Buoni Poliennali Del Tesoro
4.750% due 09/15/2016	EUR	3,800	5,165

Total Italy (Cost $5,157)			5,165

KAZAKHSTAN 1.9%

CORPORATE BONDS & NOTES 1.9%
Intergas Finance BV
6.375% due 05/14/2017		$8,075	9,084
KazMunaiGaz Finance Sub BV
7.000% due 05/05/2020		50,300	60,109
9.125% due 07/02/2018		31,550	39,867

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	59

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Samruk-Energy JSC
3.750% due 12/20/2017	$31,210	$31,366

Total Kazakhstan (Cost $131,451)		140,426

LUXEMBOURG 8.3%

CORPORATE BONDS & NOTES 8.3%
Altice Finco S.A.
9.875% due 12/15/2020	$1,000	1,125
Evraz Group S.A.
9.500% due 04/24/2018	500	576
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	9,100	9,020
Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020	22,300	22,411
4.950% due 07/19/2022 (h)	4,000	4,180
5.092% due 11/29/2015	21,700	23,198
5.999% due 01/23/2021	3,800	4,275
6.212% due 11/22/2016	20,040	22,370
6.510% due 03/07/2022	45,400	52,664
7.288% due 08/16/2037	2,575	3,129
8.125% due 07/31/2014	9,000	9,765
8.146% due 04/11/2018	7,200	8,739
8.625% due 04/28/2034	7,200	9,810
9.250% due 04/23/2019	108,100	139,989
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017	35,950	38,193
6.299% due 05/15/2017	16,850	18,493
7.125% due 01/14/2014	2,400	2,507
7.750% due 05/29/2018	17,250	20,182
9.000% due 06/11/2014	40,950	44,343
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017	9,100	9,737
5.400% due 03/24/2017	18,200	19,702
5.499% due 07/07/2015	32,880	35,336
5.717% due 06/16/2021	22,825	24,865
6.125% due 02/07/2022	48,450	54,264
6.480% due 05/15/2013	1,200	1,210
Severstal OAO Via Steel Capital S.A.
4.450% due 03/19/2018	5,800	5,771
6.700% due 10/25/2017	28,950	31,628
Vimpel Communications OJSC Via UBS Luxembourg S.A.
8.250% due 05/23/2016	800	897
VTB Bank OJSC Via VTB Capital S.A.
6.000% due 04/12/2017	4,090	4,387
6.875% due 05/29/2018	2,100	2,321

Total Luxembourg (Cost $594,337)		625,087

MALAYSIA 0.4%

CORPORATE BONDS & NOTES 0.4%
Axiata SPV Labuan Ltd.
5.375% due 04/28/2020	$4,300	4,899
Petroliam Nasional Bhd.
7.625% due 10/15/2026	14,270	20,435
7.750% due 08/15/2015	1,690	1,955
Petronas Capital Ltd.
7.875% due 05/22/2022	3,000	4,188

Total Malaysia (Cost $26,380)		31,477

	SHARES
MEXICO 11.2%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (b)	93,349	0

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 9.8%
America Movil S.A.B. de C.V.
4.375% due 07/16/2042		$9,000	$8,354
6.450% due 12/05/2022	MXN	94,000	8,039
BBVA Bancomer S.A.
4.500% due 03/10/2016		$23,500	25,086
6.500% due 03/10/2021		26,750	30,495
6.750% due 09/30/2022		19,050	21,812
Comision Federal de Electricidad
4.875% due 05/26/2021		9,700	10,876
5.750% due 02/14/2042		11,100	12,210
Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014		16,200	15,431
9.250% due 06/30/2020		700	613
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015		3,160	2,733
9.500% due 12/11/2019		9,100	7,871
9.750% due 03/25/2020		2,025	1,742
Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2018^		772	81
Pemex Project Funding Master Trust
5.750% due 03/01/2018		77,090	88,943
6.625% due 06/15/2035		20,875	25,102
6.625% due 06/15/2038		200	240
Petroleos Mexicanos
3.500% due 01/30/2023		19,800	19,800
4.875% due 03/15/2015		7,384	7,938
4.875% due 01/24/2022		85,800	95,238
5.500% due 01/21/2021		16,150	18,613
5.500% due 06/27/2044		63,930	66,104
6.000% due 03/05/2020		14,000	16,590
6.500% due 06/02/2041		148,570	175,684
8.000% due 05/03/2019		59,340	76,252
Telefonos de Mexico S.A.B. de C.V.
8.750% due 01/31/2016	MXN	10,000	890
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020		$8,075	5,006

			741,743

SOVEREIGN ISSUES 1.4%
Mexico Government International Bond
5.000% due 06/15/2017	MXN	42,300	3,484
5.500% due 02/17/2020	EUR	5,100	7,886
5.750% due 10/12/2110		$20,600	22,701
6.050% due 01/11/2040		42,500	52,806
6.750% due 09/27/2034		16,000	21,360
8.300% due 08/15/2031		900	1,370

			109,607

Total Mexico (Cost $794,460)			851,350

MONGOLIA 0.5%

SOVEREIGN ISSUES 0.5%
Development Bank of Mongolia LLC
5.750% due 03/21/2017		$5,900	6,082
Mongolia Government International Bond
4.125% due 01/05/2018		14,800	14,356
5.125% due 12/05/2022		15,130	14,185

Total Mongolia (Cost $35,702)			34,623

MOROCCO 0.5%

SOVEREIGN ISSUES 0.5%
Morocco Government International Bond
4.250% due 12/11/2022		$25,100	25,740
4.500% due 10/05/2020	EUR	600	816

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 12/11/2042	$11,000	$10,972

Total Morocco (Cost $37,421)		37,528

NETHERLANDS 1.7%

CORPORATE BONDS & NOTES 1.7%
Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014	$6,500	7,075
Indo Energy Finance BV
7.000% due 05/07/2018	4,500	4,894
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020	8,700	10,201
6.950% due 07/10/2042	10,610	12,440
KazMunaiGaz Finance Sub BV
6.375% due 04/09/2021	28,380	33,169
11.750% due 01/23/2015	24,925	29,006
Majapahit Holding BV
7.875% due 06/29/2037	2,250	2,931
MDC-GMTN B.V.
3.750% due 04/20/2016	1,400	1,479
SABIC Capital BV
3.000% due 11/02/2015	1,300	1,344
Waha Aerospace BV
3.925% due 07/28/2020	20,490	21,899
Zhaikmunai LP via Zhaikmunai International BV
7.125% due 11/13/2019	7,000	7,507

Total Netherlands (Cost $123,398)		131,945

PANAMA 1.0%

CORPORATE BONDS & NOTES 0.3%
AES El Salvador Trust
6.750% due 02/01/2016	$10,260	10,363
AES Panama S.A.
6.350% due 12/21/2016	9,030	10,023
ENA Norte Trust
4.950% due 04/25/2028	1,883	1,953

		22,339

SOVEREIGN ISSUES 0.7%
Panama Government International Bond
6.700% due 01/26/2036	3,550	4,748
7.125% due 01/29/2026	19,742	26,691
8.125% due 04/28/2034	2,860	4,183
8.875% due 09/30/2027	7,835	12,152
9.375% due 01/16/2023	900	1,307
9.375% due 04/01/2029	1,572	2,565

		51,646

Total Panama (Cost $67,509)		73,985

PARAGUAY 0.0%

SOVEREIGN ISSUES 0.0%
Republic of Paraguay
4.625% due 01/25/2023	$2,000	2,018

Total Paraguay (Cost $2,000)		2,018

PERU 1.0%

CORPORATE BONDS & NOTES 0.1%
Corp. Financiera de Desarrollo S.A.
4.750% due 02/08/2022	$4,000	4,295

SOVEREIGN ISSUES 0.9%
El Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023	7,700	7,504

60	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Peru Government International Bond
7.350% due 07/21/2025	$2,830	$4,009
8.375% due 05/03/2016	975	1,192
8.750% due 11/21/2033	35,284	57,866

		70,571

Total Peru (Cost $68,326)		74,866

PHILIPPINES 0.5%

CORPORATE BONDS & NOTES 0.4%
Energy Development Corp.
6.500% due 01/20/2021	$940	1,065
Power Sector Assets & Liabilities Management Corp.
7.250% due 05/27/2019	2,635	3,340
7.390% due 12/02/2024	19,950	26,982

		31,387

SOVEREIGN ISSUES 0.1%
Philippines Government International Bond
6.375% due 10/23/2034	2,500	3,281
7.750% due 01/14/2031	3,770	5,466
10.625% due 03/16/2025	1,000	1,683

		10,430

Total Philippines (Cost $39,930)		41,817

POLAND 0.4%

SOVEREIGN ISSUES 0.4%
Poland Government International Bond
6.375% due 07/15/2019	$22,990	28,302

Total Poland (Cost $23,152)		28,302

QATAR 1.4%

CORPORATE BONDS & NOTES 0.9%
Nakilat, Inc.
6.067% due 12/31/2033	$1,400	1,712
Qatari Diar Finance QSC
5.000% due 07/21/2020	12,400	14,198
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	18,291	20,440
5.832% due 09/30/2016	2,456	2,650
5.838% due 09/30/2027	895	1,069
6.332% due 09/30/2027	3,250	4,108
6.750% due 09/30/2019	18,400	23,000

		67,177

SOVEREIGN ISSUES 0.5%
Qatar Government International Bond
4.000% due 01/20/2015	850	898
5.250% due 01/20/2020	30,900	36,168
9.750% due 06/15/2030	2,300	3,876

		40,942

Total Qatar (Cost $98,258)		108,119

RUSSIA 6.6%

CORPORATE BONDS & NOTES 1.4%
ALROSA Finance S.A.
7.750% due 11/03/2020	$19,600	23,048
8.875% due 11/17/2014	4,000	4,418
SCF Capital Ltd.
5.375% due 10/27/2017	37,100	38,538
Sibur Securities Ltd.
3.914% due 01/31/2018	19,200	18,960

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VimpelCom Holdings BV
4.284% due 06/29/2014		$4,300	$4,389
5.200% due 02/13/2019		15,000	15,135

			104,488

SOVEREIGN ISSUES 5.2%
Russia Government International Bond
3.250% due 04/04/2017		8,900	9,334
4.500% due 04/04/2022		36,300	39,639
7.500% due 03/31/2030		257,070	318,960
12.750% due 06/24/2028		13,975	26,762

			394,695

Total Russia (Cost $456,746)			499,183

SENEGAL 0.2%

SOVEREIGN ISSUES 0.2%
Senegal Government International Bond
8.750% due 05/13/2021		$15,700	18,683

Total Senegal (Cost $18,624)			18,683

SERBIA 0.1%

SOVEREIGN ISSUES 0.1%
Republic of Serbia
5.250% due 11/21/2017		$4,200	4,347

Total Serbia (Cost $4,166)			4,347

SINGAPORE 0.0%

CORPORATE BONDS & NOTES 0.0%
Sigma Capital Pte. Ltd.
9.000% due 04/30/2015		$200	210
Singapore Telecommunications Ltd.
7.375% due 12/01/2031		400	569
STATS ChipPAC Ltd.
5.375% due 03/31/2016		200	210
7.500% due 08/12/2015		800	847
Temasek Financial Ltd.
5.375% due 11/23/2039		992	1,238

Total Singapore (Cost $2,992)			3,074

SOUTH AFRICA 1.4%

CORPORATE BONDS & NOTES 0.5%
AngloGold Ashanti Holdings PLC
5.125% due 08/01/2022		$3,250	3,303
5.375% due 04/15/2020		6,200	6,575
6.500% due 04/15/2040		1,300	1,298
Transnet SOC Ltd.
4.000% due 07/26/2022		29,200	28,105

			39,281

SOVEREIGN ISSUES 0.9%
South Africa Government International Bond
5.250% due 05/16/2013	EUR	12,160	15,654
6.875% due 05/27/2019		$31,200	38,142
7.250% due 01/15/2020	ZAR	76,600	8,711
8.250% due 09/15/2017		19,700	2,335

			64,842

Total South Africa (Cost $101,674)			104,123

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 1.7%

CORPORATE BONDS & NOTES 1.5%
Export-Import Bank of Korea
2.082% due 03/21/2015		$23,600	$23,586
5.000% due 04/11/2022		12,750	14,816
5.125% due 06/29/2020		1,150	1,328
5.875% due 01/14/2015		3,900	4,237
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		10,200	11,033
6.000% due 05/05/2015		800	875
Industrial Bank of Korea
3.750% due 09/29/2016		585	633
Korea Development Bank
3.000% due 09/14/2022		10,900	10,865
Korea Electric Power Corp.
3.000% due 10/05/2015		6,800	7,097
Korea Exchange Bank
4.875% due 01/14/2016		3,500	3,830
Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022		23,290	22,970
3.125% due 09/16/2015		8,400	8,785
Shinhan Bank
4.375% due 09/15/2015		1,800	1,935
Woori Bank Co. Ltd.
7.000% due 02/02/2015		1,000	1,104

			113,094

SOVEREIGN ISSUES 0.2%
Korea Housing Finance Corp.
4.125% due 12/15/2015		12,550	13,548

Total South Korea (Cost $121,362)			126,642

SPAIN 2.0%

CORPORATE BONDS & NOTES 0.0%
Santander Issuances S.A.U.
1.609% due 10/24/2017	EUR	300	340
4.500% due 09/30/2019		100	108
7.300% due 07/27/2019	GBP	500	785

			1,233

SOVEREIGN ISSUES 2.0%
Autonomous Community of Madrid Spain
4.200% due 09/24/2014	EUR	8,000	10,460
4.305% due 03/06/2014		5,400	7,098
Junta de Castilla y Leon
6.270% due 02/19/2018		2,300	3,086
6.505% due 03/01/2019		2,000	2,695
Spain Government International Bond
3.800% due 01/31/2017		47,900	62,199
4.250% due 10/31/2016		27,400	36,144
5.500% due 07/30/2017		14,600	20,134
Xunta de Galicia
5.763% due 04/03/2017		3,400	4,511
6.131% due 04/03/2018		2,100	2,812

			149,139

Total Spain (Cost $147,136)			150,372

SRI LANKA 0.2%

SOVEREIGN ISSUES 0.2%
Sri Lanka Government International Bond
6.250% due 10/04/2020		$12,200	13,054

Total Sri Lanka (Cost $12,475)			13,054

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	61

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
THAILAND 0.3%

CORPORATE BONDS & NOTES 0.3%
Thai Oil PCL
3.625% due 01/23/2023		$9,110	$9,211
4.875% due 01/23/2043		13,300	12,971

Total Thailand (Cost $21,955)			22,182

TRINIDAD AND TOBAGO 0.3%

CORPORATE BONDS & NOTES 0.3%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$10,521	11,573
9.750% due 08/14/2019		8,330	10,975

Total Trinidad and Tobago (Cost $19,724)			22,548

TUNISIA 0.1%

SOVEREIGN ISSUES 0.1%
Banque Centrale de Tunisie S.A.
3.280% due 08/09/2027	JPY	100,000	782
4.500% due 06/22/2020	EUR	7,100	8,759
8.250% due 09/19/2027		$1,680	1,932

Total Tunisia (Cost $11,104)			11,473

TURKEY 4.5%

CORPORATE BONDS & NOTES 1.1%
Arcelik A/S
5.000% due 04/03/2023 (a)		$7,800	7,799
Export Credit Bank of Turkey
5.375% due 11/04/2016		4,750	5,125
5.875% due 04/24/2019		16,000	17,840
Turkiye Garanti Bankasi A/S
2.802% due 04/20/2016		16,400	16,400
4.000% due 09/13/2017		34,300	35,329

			82,493

SOVEREIGN ISSUES 3.4%
Turkey Government International Bond
5.625% due 03/30/2021		6,250	7,159
6.000% due 01/14/2041		31,080	34,926
6.750% due 04/03/2018		8,843	10,457
6.750% due 05/30/2040		51,380	63,583
6.875% due 03/17/2036		4,300	5,316
7.000% due 09/26/2016		5,200	5,993
7.000% due 03/11/2019		5,275	6,389
7.000% due 06/05/2020		33,000	40,590
7.250% due 03/05/2038		1,000	1,295
7.375% due 02/05/2025		5,443	6,967
7.500% due 07/14/2017		9,000	10,766
7.500% due 11/07/2019		46,817	58,521
8.000% due 02/14/2034		3,400	4,684

			256,646

Total Turkey (Cost $316,138)			339,139

UKRAINE 0.2%

SOVEREIGN ISSUES 0.2%
Ukraine Government International Bond
6.580% due 11/21/2016		$3,400	3,357
6.875% due 09/23/2015		900	900
7.950% due 02/23/2021		700	732
9.250% due 07/24/2017		12,500	13,595

Total Ukraine (Cost $18,691)			18,584

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.4%
Abu Dhabi National Energy Co.
6.165% due 10/25/2017		$1,400	$1,645
Dolphin Energy Ltd.
5.888% due 06/15/2019		13,992	15,915
DP World Ltd.
6.850% due 07/02/2037		8,950	10,221
National Bank of Abu Dhabi PJSC
3.250% due 03/27/2017		1,600	1,680

Total United Arab Emirates (Cost $25,745)			29,461

UNITED KINGDOM 0.1%

CORPORATE BONDS & NOTES 0.1%
Barclays Bank PLC
10.179% due 06/12/2021		$2,040	2,744
HBOS PLC
6.750% due 05/21/2018		7,500	8,377

Total United Kingdom (Cost $9,525)			11,121

UNITED STATES 1.2%

ASSET-BACKED SECURITIES 0.0%
Morgan Stanley Mortgage Loan Trust
0.564% due 04/25/2037		$501	258
5.726% due 10/25/2036^		396	235
6.000% due 07/25/2047^		222	176

			669

CORPORATE BONDS & NOTES 0.8%
American International Group, Inc.
6.765% due 11/15/2017	GBP	955	1,739
8.175% due 05/15/2068		$15,400	20,809
8.625% due 05/22/2068	GBP	200	375
BellSouth Corp.
4.020% due 04/26/2021		$4,800	4,810
Ford Motor Credit Co. LLC
2.750% due 05/15/2015		6,000	6,128
Gerdau Holdings, Inc.
7.000% due 01/20/2020		17,100	19,571
Pemex Project Funding Master Trust
6.625% due 06/15/2035		300	361
Southern Copper Corp.
5.250% due 11/08/2042		5,900	5,625

			59,418

MORTGAGE-BACKED SECURITIES 0.4%
Adjustable Rate Mortgage Trust
2.972% due 11/25/2035		474	408
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051		2,220	2,563
Banc of America Funding Corp.
3.120% due 11/20/2035		399	376
5.888% due 04/25/2037		525	476
Banc of America Large Loan Trust
2.503% due 11/15/2015		8,597	8,668
Bear Stearns Adjustable Rate Mortgage Trust
2.353% due 02/25/2036^		309	207
2.847% due 01/25/2035		52	49
Chase Mortgage Finance Corp.
2.799% due 03/25/2037		388	353
Citigroup Mortgage Loan Trust, Inc.
1.990% due 09/25/2035		925	923

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.823% due 03/25/2034	$77	$77
2.887% due 07/25/2046^	297	232
Countrywide Alternative Loan Trust
0.374% due 01/25/2037^	349	269
5.750% due 03/25/2037^	393	315
6.250% due 11/25/2036^	253	216
Countrywide Home Loan Mortgage Pass-Through Trust
2.732% due 03/25/2037^	244	167
2.830% due 04/20/2036^	244	191
2.893% due 02/25/2047^	278	214
3.082% due 09/25/2047^	165	138
Credit Suisse First Boston Mortgage Securities Corp.
2.455% due 06/25/2033	911	900
CSAB Mortgage-Backed Trust
5.720% due 09/25/2036	434	365
6.172% due 06/25/2036	685	486
CSMC Mortgage-Backed Trust
5.863% due 02/25/2037^	417	266
Deutsche ALT-A Securities, Inc.
4.961% due 10/25/2035	292	257
5.000% due 10/25/2018	210	217
5.500% due 12/25/2035^	571	473
Deutsche ALT-B Securities, Inc.
5.869% due 10/25/2036^	344	259
5.886% due 10/25/2036^	344	259
6.300% due 07/25/2036^	468	311
Harborview Mortgage Loan Trust
5.194% due 08/19/2036^	151	129
Homebanc Mortgage Trust
4.641% due 04/25/2037	599	313
Indymac Index Mortgage Loan Trust
0.504% due 06/25/2037^	250	117
4.810% due 06/25/2036	422	404
4.950% due 10/25/2035	342	297
Indymac Mortgage Loan Trust
5.363% due 08/25/2036	521	522
JPMorgan Mortgage Trust
2.675% due 08/25/2035	600	597
4.585% due 04/25/2035	161	162
5.217% due 11/25/2035	311	304
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	630	721
Luminent Mortgage Trust
0.384% due 12/25/2036	230	167
MASTR Alternative Loans Trust
0.604% due 03/25/2036	189	39
Merrill Lynch Mortgage Investors Trust
0.414% due 02/25/2036	3,423	3,056
Merrill Lynch Mortgage-Backed Securities Trust
4.994% due 04/25/2037^	356	298
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	600	699
Morgan Stanley Capital Trust
5.889% due 06/11/2049	400	467
Morgan Stanley Mortgage Loan Trust
2.440% due 06/25/2036	104	98
Nomura Asset Acceptance Corp.
5.820% due 03/25/2047	347	353
Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036	81	64
Residential Asset Securitization Trust
0.604% due 01/25/2046^	440	199
Sequoia Mortgage Trust
2.640% due 01/20/2047	173	148
Structured Adjustable Rate Mortgage Loan Trust
1.947% due 10/25/2037^	260	153
2.954% due 11/25/2035^	298	225

62	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.524% due 09/25/2036^		$533	$321
5.093% due 05/25/2036		1,200	1,139
TBW Mortgage-Backed Trust
5.970% due 09/25/2036		568	153
WaMu Mortgage Pass-Through Certificates
2.115% due 01/25/2037^		332	270
2.318% due 04/25/2037		222	178
2.406% due 12/25/2036^		228	194
2.569% due 03/25/2034		247	252
2.609% due 12/25/2036^		732	629
2.675% due 09/25/2036^		380	319
4.684% due 05/25/2037^		538	447

			33,069

U.S. GOVERNMENT AGENCIES 0.0%
Federal Home Loan Bank
4.125% due 12/13/2019 (i)		100	118
Israel Government AID Bond
5.500% due 04/26/2024		100	131

			249

Total United States (Cost $82,505)			93,405

URUGUAY 0.6%

SOVEREIGN ISSUES 0.6%
Uruguay Government International Bond
5.000% due 09/14/2018 (d)	UYU	82,246	5,134
6.875% due 09/28/2025		$6,100	8,113
7.875% due 01/15/2033		10,950	15,954
8.000% due 11/18/2022		13,247	18,533

Total Uruguay (Cost $42,476)			47,734

VENEZUELA 12.4%

CORPORATE BONDS & NOTES 6.5%
Petroleos de Venezuela S.A.
4.900% due 10/28/2014		$97,491	94,079
5.000% due 10/28/2015		32,592	30,229
5.250% due 04/12/2017		124,601	108,714
5.375% due 04/12/2027		112,375	78,101
5.500% due 04/12/2037		37,055	25,290
8.500% due 11/02/2017		161,611	157,571

			493,984

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 5.9%
Venezuela Government International Bond
5.750% due 02/26/2016	$2,600	$2,463
6.000% due 12/09/2020	7,780	6,516
7.000% due 12/01/2018	5,000	4,687
7.000% due 03/31/2038	44,140	34,981
7.650% due 04/21/2025	57,208	50,343
7.750% due 10/13/2019	76,170	71,600
8.250% due 10/13/2024	125,189	114,235
8.500% due 10/08/2014	155	158
9.000% due 05/07/2023	44,752	43,074
9.250% due 05/07/2028	64,605	62,182
9.375% due 01/13/2034	48,807	47,221
12.750% due 08/23/2022	4,885	5,723

		443,183

Total Venezuela (Cost $817,116)		937,167

VIETNAM 0.2%

SOVEREIGN ISSUES 0.2%
Vietnam Government International Bond
4.000% due 03/12/2028	$4,917	4,029
6.875% due 01/15/2016	9,100	10,124

Total Vietnam (Cost $14,060)		14,153

VIRGIN ISLANDS (BRITISH) 2.0%

CORPORATE BONDS & NOTES 2.0%
Gerdau Trade, Inc.
5.750% due 01/30/2021	$9,500	10,189
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	14,800	14,570
GTL Trade Finance, Inc.
7.250% due 10/20/2017	6,300	7,258
TNK-BP Finance S.A.
6.250% due 02/02/2015	3,850	4,123
6.625% due 03/20/2017	38,300	43,471
7.250% due 02/02/2020	5,100	6,139
7.500% due 07/18/2016	21,335	24,552
7.875% due 03/13/2018	32,700	39,403

Total Virgin Islands (British) (Cost $137,579)		149,705

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ZAMBIA 0.2%

SOVEREIGN ISSUES 0.2%
Zambia Government International Bond
5.375% due 09/20/2022	$12,600	$12,553

Total Zambia (Cost $12,406)		12,553

SHORT-TERM INSTRUMENTS 3.8%

COMMERCIAL PAPER 0.8%
Santander S.A.
2.200% due 04/02/2013	$42,800	42,797
2.750% due 07/02/2013	6,600	6,591
3.100% due 10/01/2013	9,900	9,850

		59,238

U.S. TREASURY BILLS 0.1%
0.129% due 04/18/2013 - 02/06/2014 (c)(k)	6,986	6,980

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (f) 2.9%
PIMCO Short-Term Floating NAV Portfolio	21,698,390	217,136
PIMCO Short-Term Floating NAV Portfolio III	2,267	22

		217,158

Total Short-Term Instruments (Cost $283,213)		283,376

Total Investments 98.6% (Cost $6,980,535)		$7,460,163

Written Options (m) (0.0%) (Premiums $3,484)		(1,835)

Other Assets and Liabilities (Net) 1.4%		107,449

Net Assets 100.0%		$7,565,777

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity, date shown represents next contractual call date.
(f)	Affiliated to the Fund.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $20,824 at a weighted average interest rate of (0.088%).
(h)	Securities with an aggregate market value of $5,316 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
CFR	(0.500%)	03/06/2013	03/05/2015	$2,125	$(2,124)
FOB	(0.600%)	03/25/2013	03/25/2015	3,175	(3,175)

					$(5,299)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	63

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

(i)	Securities with an aggregate market value of $118 and cash of $3,203 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2013	72	$(34)
U.S. Treasury 10-Year Note June Futures	Long	06/2013	2,525	2,008

				$1,974

(j)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Cash of $5,336 has been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)
CDX.BP.EM-19 5-Year Index	5.000%	06/20/2018	$11,300	$1,267	$(111)

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)
Pay	3-Month USD-LIBOR	1.000%	06/19/2018	$110,000	$(228)	$(63)
Receive	3-Month USD-LIBOR	2.000%	06/19/2023	114,000	886	(1,155)

					$658	$(1,218)

(k)	Securities with an aggregate market value of $6,980 have been pledged as collateral for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(l)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BOA	1.000%	06/20/2021	1.681%	$	300	$(16)	$(13)	$(3)
Brazil Government International Bond	BOA	1.000%	09/20/2021	1.695%		28,000	(1,472)	(1,487)	15
Brazil Government International Bond	BRC	1.000%	03/20/2018	1.331%		5,700	(89)	(80)	(9)
Brazil Government International Bond	BRC	1.000%	09/20/2021	1.695%		28,000	(1,472)	(1,069)	(403)
Brazil Government International Bond	CBK	1.000%	03/20/2016	0.994%		2,800	2	(14)	16
Brazil Government International Bond	DUB	1.000%	09/20/2013	0.519%		31,200	82	200	(118)
Brazil Government International Bond	DUB	1.000%	06/20/2015	0.864%		7,200	23	14	9
Brazil Government International Bond	DUB	1.000%	06/20/2017	1.185%		10,900	(81)	(325)	244
Brazil Government International Bond	GST	1.000%	03/20/2015	0.829%		11,200	40	45	(5)
Brazil Government International Bond	HUS	1.000%	03/20/2015	0.829%		14,700	52	67	(15)
Brazil Government International Bond	HUS	1.000%	06/20/2016	1.024%		17,900	(5)	(144)	139
Brazil Government International Bond	HUS	1.000%	03/20/2021	1.665%		18,100	(865)	(846)	(19)
Brazil Government International Bond	JPM	1.000%	09/20/2015	0.916%		300	1	(4)	5
Brazil Government International Bond	JPM	1.000%	12/20/2019	1.565%		1,300	(46)	(49)	3
Brazil Government International Bond	JPM	1.000%	09/20/2021	1.695%		7,500	(394)	(335)	(59)
Brazil Government International Bond	UAG	1.030%	07/20/2017	1.206%		3,875	(21)	0	(21)
China Government International Bond	CBK	1.000%	12/20/2016	0.494%		3,000	58	(143)	201
China Government International Bond	DUB	1.000%	12/20/2016	0.494%		2,500	49	(111)	160
China Government International Bond	FBF	1.000%	12/20/2016	0.494%		2,900	56	(143)	199
China Government International Bond	JPM	1.000%	12/20/2016	0.494%		12,400	242	(602)	844
China Government International Bond	MYC	1.000%	12/20/2016	0.494%		19,100	372	(891)	1,263
China Government International Bond	RYL	1.000%	06/20/2016	0.407%		6,700	133	72	61
Colombia Government International Bond	DUB	1.000%	09/20/2016	0.686%		10,000	113	(34)	147
Colombia Government International Bond	FBF	1.000%	09/20/2015	0.533%		6,500	77	(147)	224
Colombia Government International Bond	JPM	1.000%	09/20/2015	0.533%		27,600	327	(679)	1,006
Colombia Government International Bond	JPM	1.000%	09/20/2016	0.686%		5,000	56	(17)	73
Colombia Government International Bond	UAG	1.000%	09/20/2015	0.533%		8,000	95	(181)	276
Egypt Government International Bond	DUB	1.000%	06/20/2016	6.332%		1,000	(157)	(92)	(65)
Egypt Government International Bond	FBF	1.000%	06/20/2016	6.332%		10,000	(1,567)	(1,044)	(523)
Egypt Government International Bond	HUS	1.000%	06/20/2016	6.332%		2,100	(329)	(213)	(116)
Egypt Government International Bond	JPM	1.000%	03/20/2016	6.288%		400	(58)	(49)	(9)
Egypt Government International Bond	MYC	1.000%	06/20/2016	6.332%		3,000	(470)	(300)	(170)
Emirate of Abu Dhabi Government International Bond	CBK	1.000%	12/20/2014	0.186%		600	9	(15)	24
Emirate of Abu Dhabi Government International Bond	DUB	1.000%	03/20/2016	0.331%		700	14	(5)	19
Emirate of Abu Dhabi Government International Bond	FBF	1.000%	12/20/2014	0.186%		800	12	(20)	32

64	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Emirate of Abu Dhabi Government International Bond	GST	1.000%	12/20/2014	0.186%	$	800	$12	$(26)	$38
Emirate of Abu Dhabi Government International Bond	HUS	1.000%	03/20/2016	0.331%		1,200	25	(9)	34
Emirate of Abu Dhabi Government International Bond	JPM	1.000%	03/20/2016	0.331%		5,200	104	(3)	107
Emirate of Abu Dhabi Government International Bond	UAG	1.000%	12/20/2014	0.186%		300	4	(10)	14
Emirate of Abu Dhabi Government International Bond	UAG	1.000%	03/20/2016	0.331%		500	11	0	11
Export-Import Bank of China	BOA	1.000%	06/20/2016	0.441%		5,000	92	(93)	185
Export-Import Bank of China	BOA	1.000%	09/20/2016	0.502%		3,800	67	(108)	175
Export-Import Bank of China	FBF	1.000%	12/20/2016	0.554%		2,300	39	(223)	262
Export-Import Bank of China	MYC	1.000%	09/20/2016	0.502%		4,000	71	(110)	181
Export-Import Bank of China	UAG	1.000%	06/20/2016	0.441%		2,200	41	(43)	84
Indonesia Government International Bond	CBK	2.290%	12/20/2016	1.149%		1,300	55	0	55
Indonesia Government International Bond	FBF	1.000%	06/20/2021	2.059%		4,000	(310)	(257)	(53)
Indonesia Government International Bond	GST	1.000%	09/20/2021	2.081%		5,000	(404)	(489)	85
Indonesia Government International Bond	JPM	1.000%	03/20/2015	0.723%		10,400	63	(433)	496
Indonesia Government International Bond	UAG	1.000%	06/20/2021	2.059%		1,300	(101)	(86)	(15)
Italy Government International Bond	BOA	1.000%	12/20/2013	1.333%		3,800	(9)	(12)	3
Italy Government International Bond	BOA	1.000%	12/20/2017	2.899%		6,600	(532)	(630)	98
Italy Government International Bond	BOA	1.000%	03/20/2018	2.954%		4,800	(417)	(309)	(108)
Italy Government International Bond	BPS	1.000%	09/20/2017	2.836%		18,700	(1,385)	(1,829)	444
Italy Government International Bond	BRC	1.000%	03/20/2018	2.954%		25,200	(2,192)	(1,591)	(601)
Italy Government International Bond	CBK	1.000%	09/20/2017	2.836%		24,300	(1,800)	(2,284)	484
Italy Government International Bond	CBK	1.000%	03/20/2018	2.954%		2,700	(235)	(204)	(31)
Italy Government International Bond	DUB	1.000%	03/20/2018	2.954%		14,900	(1,296)	(1,060)	(236)
Kazakhstan Government International Bond	JPM	1.000%	03/20/2016	1.088%		10,000	(30)	(289)	259
Mexico Government International Bond	BOA	1.000%	09/20/2015	0.519%		13,000	159	(226)	385
Mexico Government International Bond	BRC	1.000%	03/20/2015	0.448%		3,400	38	(52)	90
Mexico Government International Bond	BRC	1.000%	09/20/2021	1.293%		10,748	(244)	(635)	391
Mexico Government International Bond	CBK	1.000%	03/20/2021	1.263%		1,100	(22)	(50)	28
Mexico Government International Bond	DUB	1.000%	09/20/2021	1.293%		4,000	(91)	(157)	66
Mexico Government International Bond	FBF	1.000%	09/20/2015	0.519%		14,000	171	(271)	442
Mexico Government International Bond	HUS	1.000%	03/20/2021	1.263%		8,000	(155)	(368)	213
Mexico Government International Bond	MYC	1.000%	03/20/2015	0.448%		1,700	19	(25)	44
Mexico Government International Bond	RYL	1.000%	09/20/2015	0.519%		10,000	123	(193)	316
Mexico Government International Bond	UAG	1.000%	03/20/2015	0.448%		25,000	281	(298)	579
Mexico Government International Bond	UAG	1.000%	09/20/2015	0.519%		1,000	12	(15)	27
Peru Government International Bond	BRC	1.000%	09/20/2015	0.526%		5,000	60	(56)	116
Peru Government International Bond	MYC	1.960%	10/20/2016	0.692%		3,000	161	0	161
Petrobras International Finance Co.	DUB	1.000%	09/20/2013	0.804%		65,000	75	(37)	112
Petrobras International Finance Co.	DUB	1.000%	12/20/2013	0.804%		17,500	28	13	15
Petrobras International Finance Co.	DUB	1.000%	09/20/2014	1.201%		30,000	(88)	(212)	124
Petrobras International Finance Co.	HUS	1.000%	09/20/2015	1.457%		17,500	(197)	(605)	408
Petrobras International Finance Co.	JPM	1.000%	09/20/2015	1.457%		3,000	(34)	(86)	52
Petrobras International Finance Co.	MYC	1.000%	09/20/2015	1.457%		400	(5)	(14)	9
Philippines Government International Bond	BOA	1.000%	03/20/2015	0.373%		7,000	92	(201)	293
Philippines Government International Bond	BOA	1.000%	03/20/2016	0.552%		13,000	186	(219)	405
Philippines Government International Bond	BOA	1.000%	09/20/2021	1.540%		10,000	(396)	(662)	266
Philippines Government International Bond	BPS	1.000%	09/20/2015	0.457%		10,500	150	(224)	374
Philippines Government International Bond	BPS	1.000%	03/20/2016	0.552%		10,000	142	(164)	306
Philippines Government International Bond	BRC	1.000%	03/20/2015	0.373%		20,000	263	(576)	839
Philippines Government International Bond	BRC	1.000%	03/20/2016	0.552%		10,000	143	(159)	302
Philippines Government International Bond	CBK	2.730%	03/20/2018	1.043%		9,800	817	0	817
Philippines Government International Bond	DUB	1.000%	03/20/2015	0.373%		10,000	132	(301)	433
Philippines Government International Bond	DUB	1.000%	09/20/2015	0.457%		17,000	243	(417)	660
Philippines Government International Bond	DUB	1.000%	03/20/2016	0.552%		5,000	72	(62)	134
Philippines Government International Bond	FBF	1.000%	09/20/2021	1.540%		5,000	(198)	(324)	126
Philippines Government International Bond	GST	1.000%	09/20/2015	0.457%		15,000	215	(382)	597
Philippines Government International Bond	HUS	1.000%	09/20/2015	0.457%		7,800	111	(168)	279
Philippines Government International Bond	HUS	1.000%	12/20/2015	0.509%		1,100	16	(21)	37
Philippines Government International Bond	JPM	1.000%	03/20/2015	0.373%		20,000	262	(612)	874
Philippines Government International Bond	JPM	1.000%	09/20/2015	0.457%		15,000	215	(375)	590
Philippines Government International Bond	JPM	1.000%	03/20/2016	0.552%		10,000	143	(159)	302
Philippines Government International Bond	JPM	1.000%	09/20/2021	1.540%		15,000	(594)	(971)	377
Philippines Government International Bond	MYC	2.440%	09/20/2017	0.913%		6,200	426	0	426
Philippines Government International Bond	UAG	1.000%	03/20/2015	0.373%		28,000	368	(859)	1,227
Qatar Government International Bond	BOA	1.000%	03/20/2016	0.360%		5,500	107	0	107
Qatar Government International Bond	DUB	1.000%	03/20/2016	0.360%		300	5	(3)	8
Qatar Government International Bond	JPM	1.000%	03/20/2016	0.360%		300	6	(2)	8
Qatar Government International Bond	UAG	1.000%	12/20/2014	0.225%		2,000	28	(28)	56
Republic of Korea	RYL	1.000%	12/20/2015	0.409%		1,000	17	1	16
Rosneft Oil Co.	CBK	1.000%	03/20/2014	1.162%		2,700	(2)	(15)	13

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	65

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Rosneft Oil Co.	CBK	1.000%	03/20/2015	1.490%	$	18,000	$(157)	$(468)	$311
Russia Government International Bond	GST	1.000%	03/20/2018	1.574%		51,300	(1,333)	(534)	(799)
South Africa Government International Bond	DUB	1.000%	06/20/2016	1.279%		400	(3)	(4)	1
South Africa Government International Bond	DUB	1.000%	12/20/2017	1.687%		29,100	(896)	(986)	90
South Africa Government International Bond	GST	1.000%	12/20/2017	1.687%		19,000	(585)	(659)	74
South Africa Government International Bond	HUS	1.000%	03/20/2018	1.747%		27,700	(972)	(586)	(386)
South Africa Government International Bond	HUS	1.000%	03/20/2023	2.345%		1,190	(133)	(123)	(10)
South Africa Government International Bond	MYC	1.000%	03/20/2018	1.747%		23,700	(831)	(501)	(330)
Spain Government International Bond	JPM	1.000%	12/20/2013	1.403%		6,600	(17)	(47)	30
Turkey Government International Bond	CBK	1.000%	12/20/2020	1.769%		25,000	(1,348)	(936)	(412)
Turkey Government International Bond	DUB	1.000%	06/20/2021	1.805%		1,200	(71)	(114)	43
Turkey Government International Bond	FBF	1.000%	12/20/2020	1.769%		25,000	(1,348)	(915)	(433)
Turkey Government International Bond	UAG	1.000%	03/20/2015	0.810%		18,500	75	(623)	698
Urbi Desarrollos Urbanos S.A.B. de C.V.	DUB	5.000%	03/20/2016	22.508%		3,200	(1,203)	(129)	(1,074)
Venezuela Government International Bond	BRC	5.000%	03/20/2018	7.340%		3,300	(304)	(85)	(219)
Venezuela Government International Bond	GST	5.000%	03/20/2018	7.340%		2,200	(203)	(66)	(137)

							$(19,425)	$(35,718)	$16,293

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid	Unrealized (Depreciation)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015	$	9,400	$423	$1,184	$(761)
CDX.EM-18 5-Year Index	BOA	5.000%	12/20/2017		57,050	5,840	7,736	(1,896)
CDX.EM-18 5-Year Index	BRC	5.000%	12/20/2017		12,750	1,317	1,615	(298)
CDX.EM-18 5-Year Index	DUB	5.000%	12/20/2017		30,500	3,122	3,918	(796)
CDX.EM-18 5-Year Index	GST	5.000%	12/20/2017		2,900	297	397	(100)
CDX.EM-18 5-Year Index	HUS	5.000%	12/20/2017		11,000	1,126	1,482	(356)
CDX.EM-19 5-Year Index	BRC	5.000%	06/20/2018		19,600	2,208	2,332	(124)
CDX.EM-19 5-Year Index	DUB	5.000%	06/20/2018		32,700	3,684	3,903	(219)
CDX.EM-19 5-Year Index	GST	5.000%	06/20/2018		62,600	7,052	7,574	(522)
CDX.EM-19 5-Year Index	HUS	5.000%	06/20/2018		3,400	384	400	(16)
CDX.EM-19 5-Year Index	MYC	5.000%	06/20/2018		14,500	1,634	1,675	(41)

						$27,087	$32,216	$(5,129)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	8.200%	01/02/2017	UAG	BRL	4,900	$(54)	$(5)	$(49)
Pay	1-Year BRL-CDI	8.220%	01/02/2017	MYC		145,000	(1,554)	(195)	(1,359)
Pay	1-Year BRL-CDI	8.285%	01/02/2017	DUB		163,300	(1,645)	0	(1,645)
Pay	1-Year BRL-CDI	8.320%	01/02/2017	HUS		255,000	(2,372)	81	(2,453)
Pay	1-Year BRL-CDI	8.485%	01/02/2017	BPS		9,700	(63)	29	(92)
Pay	1-Year BRL-CDI	8.600%	01/02/2017	BOA		330,900	(2,089)	(988)	(1,101)
Pay	1-Year BRL-CDI	8.860%	01/02/2017	BOA		50,000	(18)	(37)	19
Pay	1-Year BRL-CDI	9.210%	01/02/2017	DUB		78,000	0	0	0
Pay	3-Month ZAR-JIBAR	6.500%	03/20/2020	BRC	ZAR	340,000	(171)	185	(356)
Pay	28-Day MXN-TIIE	7.330%	01/28/2015	HUS	MXN	65,400	273	(4)	277
Pay	28-Day MXN-TIIE	7.340%	01/28/2015	BRC		157,200	656	0	656
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC		539,000	1,242	593	649
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		409,185	943	41	902
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BRC		164,900	358	(36)	394

66	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	HUS	MXN	532,700	$1,155	$(181)	$1,336
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MYC		381,000	826	(207)	1,033
Pay	28-Day MXN-TIIE	7.780%	04/09/2019	DUB		8,700	101	7	94
Pay	28-Day MXN-TIIE	6.650%	06/02/2021	MYC		224,150	1,566	145	1,421
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	BOA		308,000	10	(463)	473
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	DUB		425,000	15	(246)	261
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MYC		332,000	10	(488)	498
Pay	28-Day MXN-TIIE	5.750%	09/02/2022	GLM		280,100	441	92	349

							$(370)	$(1,677)	$1,307

(m)	Written options outstanding as of March 31, 2013:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$129.000	04/26/2013	292	$118	$(10)
Call - CBOT U.S. Treasury 10-Year Note May Futures	132.500	04/26/2013	292	74	(92)

				$192	$(102)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.300%	04/29/2013	$	27,000	$74	$(4)
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		31,700	55	(5)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		85,800	204	(13)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		92,700	225	(14)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.800%	04/29/2013		57,500	23	(6)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.150%	04/29/2013		57,500	58	(35)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	06/17/2013		56,950	125	(49)
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		38,500	139	(141)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		38,500	265	(118)
Call - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		11,700	49	(43)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		11,700	88	(36)
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		30,800	62	(113)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		30,800	194	(95)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		93,600	434	(342)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		93,600	482	(288)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		15,300	47	(56)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		15,300	107	(47)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		36,200	192	(132)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		36,200	245	(111)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		10,000	40	(37)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		10,000	67	(31)

								$3,175	$(1,716)

Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$9,100	$117	$(17)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2012	0	$31,800	$383
Sales	584	1,944,850	5,935
Closing Buys	0	0	0
Expirations	0	(770,900)	(2,086)
Exercised	0	(315,300)	(748)

Balance at 03/31/2013	584	$890,450	$3,484

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	67

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

(n)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	BRL	121,701	$	61,652	FBF	$1,426	$0	$1,426
04/2013		121,701		60,434	MSC	208	0	208
04/2013	COP	27,580,066		14,861	CBK	0	(214)	(214)
04/2013		4,445,752		2,403	JPM	0	(27)	(27)
04/2013	EUR	4,215		5,484	BRC	81	0	81
04/2013		247,428		328,801	GLM	11,635	0	11,635
04/2013		5,800		7,511	HUS	77	0	77
04/2013	IDR	159,562,500		16,219	JPM	0	(159)	(159)
04/2013	INR	1,665,506		30,484	BRC	0	(35)	(35)
04/2013	JPY	1,224,892		13,905	BPS	892	0	892
04/2013		1,844,192		20,829	FBF	1,236	0	1,236
04/2013		318,026		3,462	HUS	84	0	84
04/2013	MXN	239,395		19,229	BRC	0	(151)	(151)
04/2013		128,611		9,845	DUB	0	(566)	(566)
04/2013		845,854		67,892	HUS	0	(584)	(584)
04/2013		153,657		12,246	JPM	0	(193)	(193)
04/2013		239,834		19,318	MSC	0	(97)	(97)
04/2013		56,673		4,550	UAG	0	(38)	(38)
04/2013	RUB	5,034		162	GLM	1	0	1
04/2013		259,103		8,338	HUS	43	0	43
04/2013	$	60,434	BRL	121,701	FBF	0	(208)	(208)
04/2013		59,064		121,701	MSC	1,162	0	1,162
04/2013		17,610	COP	31,750,830	FBF	0	(255)	(255)
04/2013		229	EUR	176	BPS	0	(4)	(4)
04/2013		6,787		5,215	DUB	0	(102)	(102)
04/2013		3,950		3,043	HUS	0	(49)	(49)
04/2013		9,404		7,173	RYL	0	(210)	(210)
04/2013		16,402	IDR	159,562,500	JPM	0	(24)	(24)
04/2013		29,770	INR	1,643,600	CBK	348	0	348
04/2013		165		8,956	DUB	0	(1)	(1)
04/2013		238		12,950	JPM	0	(1)	(1)
04/2013		12,483	MXN	160,812	BRC	535	0	535
04/2013		234		3,072	DUB	14	0	14
04/2013		427		5,507	FBF	19	0	19
04/2013		20,614		269,376	HUS	1,193	0	1,193
04/2013		44,722		568,876	JPM	1,331	0	1,331
04/2013		14,572		180,812	MSC	66	0	66
04/2013		37,941		475,568	UAG	559	(1)	558
04/2013		20,076	RUB	610,104	BRC	0	(543)	(543)
04/2013		4,700		142,974	CBK	0	(123)	(123)
04/2013		14,588		443,699	JPM	0	(383)	(383)
04/2013		5,137	TRY	9,277	JPM	0	(29)	(29)
04/2013		40,720	ZAR	371,991	BRC	0	(412)	(412)
04/2013		305		2,740	HUS	0	(8)	(8)
04/2013	ZAR	410,649	$	47,128	DUB	2,633	0	2,633
05/2013	EUR	241,836		309,159	BPS	0	(897)	(897)
06/2013	GBP	4,534		6,773	BRC	0	(114)	(114)
06/2013		8,545		12,914	HUS	0	(65)	(65)
06/2013		3,425		5,145	RYL	0	(57)	(57)
06/2013	MXN	90,053		7,206	JPM	0	(27)	(27)
06/2013		175,967		14,099	MSC	0	(34)	(34)
06/2013		356,794		28,659	UAG	2	0	2
06/2013	$	61,196	BRL	121,701	FBF	0	(1,387)	(1,387)
06/2013		51,182	MXN	642,687	HUS	438	0	438
06/2013		57		715	JPM	1	0	1
06/2013		19,178		239,834	MSC	85	0	85
07/2013		29,988	INR	1,665,506	BRC	0	(31)	(31)
08/2013	IDR	159,562,500	$	16,186	JPM	60	0	60
08/2013	$	7,503	CNY	47,000	DUB	0	(25)	(25)
08/2013		5,246		33,000	RYL	4	0	4
08/2013		42,716		268,030	UAG	0	(72)	(72)

						$24,133	$(7,126)	$17,007

68	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

(o)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Argentina
Sovereign Issues	$0	$5,791	$0	$5,791
Austria
Corporate Bonds & Notes	0	13,332	0	13,332
Bermuda
Corporate Bonds & Notes	0	52,551	0	52,551
Brazil
Corporate Bonds & Notes	0	728,870	0	728,870
Sovereign Issues	0	102,907	0	102,907
Canada
Corporate Bonds & Notes	0	16,224	0	16,224
Cayman Islands
Corporate Bonds & Notes	0	196,566	9,709	206,275
Chile
Corporate Bonds & Notes	0	69,564	0	69,564
Sovereign Issues	0	2,044	0	2,044
China
Corporate Bonds & Notes	0	35,045	0	35,045
Colombia
Corporate Bonds & Notes	0	104,038	0	104,038
Sovereign Issues	0	42,019	0	42,019
Costa Rica
Sovereign Issues	0	11,470	0	11,470
Croatia
Corporate Bonds & Notes	0	5,551	0	5,551
Czech Republic
Corporate Bonds & Notes	0	2,549	0	2,549
Dominican Republic
Corporate Bonds & Notes	0	11,581	0	11,581
El Salvador
Sovereign Issues	0	79,587	0	79,587
Gabon
Sovereign Issues	0	13,207	0	13,207
Guatemala
Sovereign Issues	0	32,948	0	32,948
Guernsey, Channel Islands
Corporate Bonds & Notes	0	0	12,578	12,578
Hong Kong
Corporate Bonds & Notes	0	37,702	0	37,702
India
Corporate Bonds & Notes	0	40,683	0	40,683
Indonesia
Bank Loan Obligations	0	0	2,907	2,907
Corporate Bonds & Notes	0	173,736	0	173,736
Sovereign Issues	0	182,974	0	182,974
Ireland
Corporate Bonds & Notes	0	356,936	0	356,936
Israel
Corporate Bonds & Notes	0	3,128	0	3,128
Sovereign Issues	0	15,179	0	15,179
Italy
Sovereign Issues	0	5,165	0	5,165
Kazakhstan
Corporate Bonds & Notes	0	140,426	0	140,426
Luxembourg
Corporate Bonds & Notes	0	625,087	0	625,087
Malaysia
Corporate Bonds & Notes	0	31,477	0	31,477
Mexico
Common Stocks	0	0	0	0
Corporate Bonds & Notes	0	741,743	0	741,743
Sovereign Issues	0	109,607	0	109,607
Mongolia
Sovereign Issues	0	34,623	0	34,623
Morocco
Sovereign Issues	0	37,528	0	37,528

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Netherlands
Corporate Bonds & Notes	$0	$131,945	$0	$131,945
Panama
Corporate Bonds & Notes	0	22,339	0	22,339
Sovereign Issues	0	51,646	0	51,646
Paraguay
Sovereign Issues	0	2,018	0	2,018
Peru
Corporate Bonds & Notes	0	4,295	0	4,295
Sovereign Issues	0	70,571	0	70,571
Philippines
Corporate Bonds & Notes	0	31,387	0	31,387
Sovereign Issues	0	10,430	0	10,430
Poland
Sovereign Issues	0	28,302	0	28,302
Qatar
Corporate Bonds & Notes	0	67,177	0	67,177
Sovereign Issues	0	40,942	0	40,942
Russia
Corporate Bonds & Notes	0	104,488	0	104,488
Sovereign Issues	0	394,695	0	394,695
Senegal
Sovereign Issues	0	18,683	0	18,683
Serbia
Sovereign Issues	0	4,347	0	4,347
Singapore
Corporate Bonds & Notes	0	3,074	0	3,074
South Africa
Corporate Bonds & Notes	0	39,281	0	39,281
Sovereign Issues	0	64,842	0	64,842
South Korea
Corporate Bonds & Notes	0	113,094	0	113,094
Sovereign Issues	0	13,548	0	13,548
Spain
Corporate Bonds & Notes	0	1,233	0	1,233
Sovereign Issues	0	149,139	0	149,139
Sri Lanka
Sovereign Issues	0	13,054	0	13,054
Thailand
Corporate Bonds & Notes	0	22,182	0	22,182
Trinidad and Tobago
Corporate Bonds & Notes	0	22,548	0	22,548
Tunisia
Sovereign Issues	0	11,473	0	11,473
Turkey
Corporate Bonds & Notes	0	82,493	0	82,493
Sovereign Issues	0	256,646	0	256,646
Ukraine
Sovereign Issues	0	18,584	0	18,584
United Arab Emirates
Corporate Bonds & Notes	0	29,461	0	29,461
United Kingdom
Corporate Bonds & Notes	0	11,121	0	11,121
United States
Asset-Backed Securities	0	669	0	669
Corporate Bonds & Notes	0	59,418	0	59,418
Mortgage-Backed Securities	0	33,069	0	33,069
U.S. Government Agencies	0	249	0	249
Uruguay
Sovereign Issues	0	47,734	0	47,734
Venezuela
Corporate Bonds & Notes	0	493,984	0	493,984
Sovereign Issues	0	443,183	0	443,183
Vietnam
Sovereign Issues	0	14,153	0	14,153
Virgin Islands (British)
Corporate Bonds & Notes	0	149,705	0	149,705

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	69

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Zambia
Sovereign Issues	$0	$12,553	$0	$12,553
Short-Term Instruments
Commercial Paper	0	59,238	0	59,238
U.S. Treasury Bills	0	6,980	0	6,980
Central Funds Used for Cash Management Purposes	217,158	0	0	217,158
	$217,158	$7,217,811	$25,194	$7,460,163

Financial Derivative Instruments - Assets
Credit Contracts	0	22,672	0	22,672
Foreign Exchange Contracts	0	24,133	0	24,133

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Interest Rate Contracts	$2,008	$8,362	$0	$10,370
	$2,008	$55,167	$0	$57,175

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(10,545)	(1,074)	(11,619)
Foreign Exchange Contracts	0	(7,126)	0	(7,126)
Interest Rate Contracts	(34)	(10,091)	(17)	(10,142)
	$(34)	$(27,762)	$(1,091)	$(28,887)

Totals	$219,132	$7,245,216	$24,103	$7,488,451

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
Cayman Islands
Corporate Bonds & Notes	$7,944	$0	$(1,020)	$329	$191	$2,265	$0	$0	$9,709	$2,230
Guernsey, Channel Islands
Corporate Bonds & Notes	0	11,700	0	0	0	878	0	0	12,578	878
Indonesia
Bank Loan Obligations	0	0	0	0	0	0	2,907	0	2,907	0
Mexico
Common Stocks	0	0	0	0	0	0	0	0	0	0
South Korea
Corporate Bonds & Notes	23,582	0	0	0	0	4	0	(23,586)	0	0

	$31,526	$11,700	$(1,020)	$329	$191	$3,147	$2,907	$(23,586)	$25,194	$3,108

Financial Derivative Instruments - Liabilities
Credit Contracts	(147)	0	0	0	0	(927)	0	0	(1,074)	(927)
Interest Rate Contracts	(16)	0	0	0	0	(1)	0	0	(17)	(1)

	$(163)	$0	$0	$0	$0	$(928)	$0	$0	$(1,091)	$(928)

Totals	$31,363	$11,700	$(1,020)	$329	$191	$2,219	$2,907	$(23,586)	$24,103	$2,180

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Cayman Islands
Corporate Bonds & Notes	$9,709	Benchmark Pricing	Base Price	55.50-91.00
Guernsey, Channel Islands
Corporate Bonds & Notes	12,578	Third Party Vendor	Broker Quote	107.50
Indonesia
Bank Loan Obligations	2,907	Third Party Vendor	Broker Quote	95.00
Mexico
Common Stocks	0	Other Valuation Techniques (4)	—	—

Financial Derivative Instruments - Liabilities
Credit Contracts	(1,074)	Indicative Market Quotation	Broker Quote	(37.78)
Interest Rate Contracts	(17)	Indicative Market Quotation	Broker Quote	0.19

Total	$24,103

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

70	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$5	$0	$0	$0	$5
Unrealized appreciation on foreign currency contracts	0	0	0	24,133	0	24,133
Unrealized appreciation on OTC swap agreements	0	22,672	0	0	8,362	31,034

	$0	$22,677	$0	$24,133	$8,362	$55,172

Liabilities:
Written options outstanding	$0	$0	$0	$0	$1,835	$1,835
Variation margin payable on financial derivative instruments (2)	0	0	0	0	591	591
Unrealized depreciation on foreign currency contracts	0	0	0	7,126	0	7,126
Unrealized depreciation on OTC swap agreements	0	11,508	0	0	7,055	18,563

	$0	$11,508	$0	$7,126	$9,481	$28,115

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(254)	$(254)
Net realized gain on futures contracts	0	0	0	0	13,769	13,769
Net realized gain on written options	0	0	0	0	2,085	2,085
Net realized gain on swaps	0	38,157	0	0	42,192	80,349
Net realized (loss) on foreign currency transactions	0	0	0	(11,434)	0	(11,434)

	$0	$38,157	$0	$(11,434)	$57,792	$84,515

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$59	$59
Net change in unrealized appreciation on futures contracts	0	0	0	0	4,188	4,188
Net change in unrealized appreciation on written options	0	0	0	0	1,366	1,366
Net change in unrealized (depreciation) on swaps	0	(5,937)	0	0	(29,805)	(35,742)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	28,795	0	28,795

	$0	$(5,937)	$0	$28,795	$(24,192)	$(1,334)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,974 and open centrally cleared swaps cumulative (depreciation) of $(1,329) as reported in the Notes to Schedule of Investments.

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$1,341	$(1,350)	$(9)
BPS	(1,165)	0	(1,165)
BRC	1,059	(80)	979
CBK	(2,629)	5,401	2,772
DUB	3,959	(6,290)	(2,331)
FBF	(2,237)	1,579	(658)
GLM	11,447	(12,330)	(883)
GST	5,091	(4,130)	961
HUS	186	0	186
JPM	678	(820)	(142)
MSC	1,390	(5,115)	(3,725)
MYC	2,315	(3,460)	(1,145)
RYL	(58)	0	(58)
UAG	1,189	(1,390)	(201)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	71

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRIA 0.6%

CORPORATE BONDS & NOTES 0.6%
OGX Austria GmbH
8.375% due 04/01/2022	$2,040	$1,545
Sappi Papier Holding GmbH
6.625% due 04/15/2021	4,380	4,544
7.750% due 07/15/2017	620	688
8.375% due 06/15/2019	200	223

Total Austria (Cost $7,021)		7,000

BERMUDA 3.4%

CORPORATE BONDS & NOTES 3.4%
Alliance Oil Co. Ltd.
9.875% due 03/11/2015	$13,360	14,613
China Resources Gas Group Ltd.
4.500% due 04/05/2022	2,400	2,614
CITIC Resources Finance Ltd.
6.750% due 05/15/2014	2,630	2,755
Digicel Group Ltd.
8.250% due 09/30/2020	10,450	11,129
Digicel Ltd.
7.000% due 02/15/2020	200	211
FPMH Finance Ltd.
7.375% due 07/24/2017	2,175	2,490
Noble Group Ltd.
6.625% due 08/05/2020	1,000	1,093
Qtel International Finance Ltd.
4.750% due 02/16/2021	5,660	6,325

Total Bermuda (Cost $40,123)		41,230

BRAZIL 16.5%

CORPORATE BONDS & NOTES 16.5%
Banco ABC Brasil S.A.
7.875% due 04/08/2020	$7,100	8,058
Banco Bradesco S.A.
5.900% due 01/16/2021	1,500	1,628
Banco BTG Pactual S.A.
4.875% due 07/08/2016	5,000	5,300
Banco do Brasil S.A.
5.875% due 01/26/2022	3,300	3,547
5.875% due 01/19/2023	2,030	2,187
6.250% due 04/15/2024 (d)	4,600	4,542
8.500% due 10/20/2020 (d)	2,655	3,199
9.250% due 04/15/2023 (d)	11,215	13,626
Banco do Estado do Rio Grande do Sul S.A.
7.375% due 02/02/2022	7,000	7,633
Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015	1,750	1,803
Banco Panamericano S.A.
5.500% due 08/04/2015	4,000	4,146
8.500% due 04/23/2020	3,360	3,864
Banco Safra Cayman Islands Ltd.
6.750% due 01/27/2021	1,900	2,182
Banco Santander Brasil S.A.
4.250% due 01/14/2016	4,000	4,190
4.625% due 02/13/2017	12,100	12,856
Banco Votorantim S.A.
5.250% due 02/11/2016	2,100	2,242
7.375% due 01/21/2020	4,560	5,198
BR Malls International Finance Ltd.
8.500% due 01/21/2016 (d)	4,955	5,482
BR Properties S.A.
9.000% due 10/07/2015 (d)	3,300	3,668

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Braskem Finance Ltd.
5.750% due 04/15/2021	$2,600	$2,739
BRF Brasil Foods S.A.
5.875% due 06/06/2022	3,300	3,679
Centrais Eletricas Brasileiras S.A.
5.750% due 10/27/2021	2,900	3,107
6.875% due 07/30/2019	2,500	2,863
Cielo S.A.
3.750% due 11/16/2022	6,980	6,725
CSN Islands Corp.
6.875% due 09/21/2019	1,400	1,561
CSN Resources S.A.
6.500% due 07/21/2020	6,000	6,447
Embraer Overseas Ltd.
6.375% due 01/15/2020	1,000	1,166
Embraer S.A.
5.150% due 06/15/2022	2,735	2,985
Fibria Overseas Finance Ltd.
6.750% due 03/03/2021	2,200	2,452
Hypermarcas S.A.
6.500% due 04/20/2021	2,400	2,619
Itau Unibanco Holding S.A.
5.125% due 05/13/2023	6,900	7,045
5.500% due 08/06/2022	4,220	4,410
5.750% due 01/22/2021	1,400	1,493
Marfrig Overseas Ltd.
9.500% due 05/04/2020	745	708
Minerva Luxembourg S.A.
7.750% due 01/31/2023	7,700	8,277
Odebrecht Finance Ltd.
6.000% due 04/05/2023	2,150	2,419
Oi S.A.
5.750% due 02/10/2022	4,400	4,610
Petrobras International Finance Co.
5.750% due 01/20/2020	6,900	7,638
5.875% due 03/01/2018	2,400	2,708
7.875% due 03/15/2019	4,500	5,500
8.375% due 12/10/2018	200	251
QGOG Constellation S.A.
6.250% due 11/09/2019	4,000	4,230
Raizen Fuels Finance Ltd.
9.500% due 08/15/2014	3,050	3,337
Telemar Norte Leste S.A.
5.500% due 10/23/2020	1,924	2,015
Tonon Bioenergia S.A.
9.250% due 01/24/2020	3,450	3,536
USJ Acucar e Alcool S.A.
9.875% due 11/09/2019	4,000	4,550
Vale Overseas Ltd.
6.875% due 11/21/2036	3,180	3,633
6.875% due 11/10/2039	1,000	1,147
Votorantim Cimentos S.A.
7.250% due 04/05/2041	3,100	3,387

Total Brazil (Cost $198,222)		202,588

CANADA 0.4%

CORPORATE BONDS & NOTES 0.4%
Harvest Operations Corp.
6.875% due 10/01/2017	$500	561
Pacific Rubiales Energy Corp.
5.125% due 03/28/2023	4,600	4,665

Total Canada (Cost $5,111)		5,226

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 8.3%

CORPORATE BONDS & NOTES 8.3%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020	$1,425	$1,539
Agile Property Holdings Ltd.
8.875% due 04/28/2017	3,800	4,089
9.875% due 03/20/2017	2,475	2,788
Baidu, Inc.
3.500% due 11/28/2022	6,100	6,205
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.750% due 01/18/2017	13,820	15,209
BFF International Ltd.
7.250% due 01/28/2020	1,100	1,309
Country Garden Holdings Co. Ltd.
7.500% due 01/10/2023	2,300	2,361
10.500% due 08/11/2015	1,025	1,154
11.125% due 02/23/2018	2,580	2,993
11.250% due 04/22/2017	1,850	2,077
DP World Sukuk Ltd.
6.250% due 07/02/2017	12,500	14,000
ENN Energy Holdings Ltd.
6.000% due 05/13/2021	7,300	8,508
Interoceanica Finance Ltd.
0.000% due 11/30/2018	2,216	2,017
0.000% due 11/30/2025	84	62
0.000% due 05/15/2030	570	319
JBS Finance Ltd.
8.250% due 01/29/2018	6,320	6,984
Longfor Properties Co. Ltd.
6.875% due 10/18/2019	7,965	8,489
Mongolian Mining Corp.
8.875% due 03/29/2017	6,000	6,180
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018	4,201	3,867
Raizen Energy Finance Ltd.
7.000% due 02/01/2017	1,000	1,143
Saudi Electricity Global Sukuk Co.
3.473% due 04/08/2023 (a)	1,500	1,509
Shimao Property Holdings Ltd.
11.000% due 03/08/2018	200	230
Sunac China Holdings Ltd.
12.500% due 10/16/2017	4,870	5,509
Tencent Holdings Ltd.
4.625% due 12/12/2016	410	449
Voto-Votorantim Ltd.
6.750% due 04/05/2021	1,280	1,494
Voto-Votorantim Overseas Trading Operations NV
6.625% due 09/25/2019	1,000	1,155

Total Cayman Islands (Cost $97,791)		101,639

CHILE 2.0%

CORPORATE BONDS & NOTES 2.0%
Automotores Gildemeister S.A.
6.750% due 01/15/2023	$3,500	3,684
Banco de Credito e Inversiones
4.000% due 02/11/2023	7,100	7,049
Banco Santander Chile
3.875% due 09/20/2022	1,210	1,225
Celulosa Arauco y Constitucion S.A.
4.750% due 01/11/2022	760	795
7.250% due 07/29/2019	1,000	1,199
Colbun S.A.
6.000% due 01/21/2020	870	983

72	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Corpbanca S.A.
3.125% due 01/15/2018		$5,500	$5,451
E.CL S.A.
5.625% due 01/15/2021		1,010	1,143
Inversiones CMPC S.A.
4.500% due 04/25/2022 (g)		3,000	3,075

Total Chile (Cost $24,281)			24,604

COLOMBIA 2.8%

CORPORATE BONDS & NOTES 2.8%
Banco de Bogota S.A.
5.000% due 01/15/2017		$3,900	4,188
Bancolombia S.A.
5.950% due 06/03/2021		13,140	14,848
Grupo Aval Ltd.
4.750% due 09/26/2022		10,500	10,552
5.250% due 02/01/2017 (g)		1,500	1,613
Transportadora de Gas Internacional S.A. ESP
5.700% due 03/20/2022		3,000	3,285

Total Colombia (Cost $34,038)			34,486

CROATIA 0.7%

CORPORATE BONDS & NOTES 0.7%
Agrokor d.d.
8.875% due 02/01/2020		$3,300	3,638
9.125% due 02/01/2020	EUR	500	700
Hrvatska Elektroprivreda
6.000% due 11/09/2017		$3,560	3,694

Total Croatia (Cost $8,042)			8,032

DOMINICAN REPUBLIC 0.9%

CORPORATE BONDS & NOTES 0.9%
Aeropuertos Dominicanos Siglo S.A.
9.250% due 11/13/2019		$7,535	8,232
EGE Haina Finance Co.
9.500% due 04/26/2017		2,650	2,756

Total Dominican Republic (Cost $10,312)			10,988

GERMANY 0.2%

CORPORATE BONDS & NOTES 0.2%
Rearden G Holdings EINS GmbH
7.875% due 03/30/2020		$2,440	2,708

Total Germany (Cost $2,606)			2,708

GUATEMALA 0.3%

CORPORATE BONDS & NOTES 0.3%
Industrial Senior Trust
5.500% due 11/01/2022		$3,600	3,604

Total Guatemala (Cost $3,642)			3,604

GUERNSEY, CHANNEL ISLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$4,350	4,676

Total Guernsey, Channel Islands (Cost $4,431)			4,676

HONG KONG 1.7%

CORPORATE BONDS & NOTES 1.7%
Bank of China Hong Kong Ltd.
3.750% due 11/08/2016		$500	542

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
China Resources Power Holdings Co. Ltd.
3.750% due 08/03/2015	$550	$576
Citic Pacific Ltd.
6.800% due 01/17/2023	400	400
6.875% due 01/21/2018	5,900	6,323
CNOOC Finance Ltd.
4.250% due 01/26/2021	1,700	1,854
Franshion Development Ltd.
6.750% due 04/15/2021	8,670	9,440
Wharf Finance Ltd.
4.625% due 02/08/2017	1,120	1,214

Total Hong Kong (Cost $19,520)		20,349

INDIA 3.1%

CORPORATE BONDS & NOTES 3.1%
Bharat Petroleum Corp. Ltd.
4.625% due 10/25/2022	$2,300	2,371
ICICI Bank Ltd.
4.700% due 02/21/2018	2,700	2,858
4.750% due 11/25/2016	8,200	8,819
Indian Oil Corp. Ltd.
5.625% due 08/02/2021 (g)	2,000	2,236
NTPC Ltd.
5.625% due 07/14/2021	2,470	2,758
Reliance Holdings USA, Inc.
4.500% due 10/19/2020	9,700	10,190
State Bank of India
4.125% due 08/01/2017	7,930	8,283
4.500% due 07/27/2015	540	569
Tata Power Co. Ltd.
8.500% due 08/19/2017	550	620

Total India (Cost $37,393)		38,704

INDONESIA 1.1%

CORPORATE BONDS & NOTES 1.1%
Alam Synergy Pte Ltd.
6.950% due 03/27/2020	$4,300	4,386
Indo Energy Finance BV
6.375% due 01/24/2023	3,000	3,097
Listrindo Capital BV
6.950% due 02/21/2019	4,960	5,476

Total Indonesia (Cost $12,636)		12,959

IRELAND 10.4%

CORPORATE BONDS & NOTES 10.4%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	$5,925	7,578
Alfa Bank OJSC Via Alfa Bond Issuance PLC
7.750% due 04/28/2021	8,390	9,418
7.875% due 09/25/2017	7,900	8,936
Brunswick Rail Finance Ltd.
6.500% due 11/01/2017	12,500	13,281
EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd.
5.125% due 12/12/2017	14,920	15,218
Novatek OAO via Novatek Finance Ltd.
4.422% due 12/13/2022	11,100	11,031
5.326% due 02/03/2016	4,000	4,301
6.604% due 02/03/2021	4,500	5,231
OJSC Novolipetsk Steel via Steel Funding Ltd.
4.950% due 09/26/2019	6,600	6,701
Phosagro OAO via Phosagro Bond Funding Ltd.
4.204% due 02/13/2018	4,800	4,794

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rosneft Oil Co. via Rosneft International Finance Ltd.
3.149% due 03/06/2017	$1,600	$1,612
4.199% due 03/06/2022	14,800	14,708
Russian Railways via RZD Capital PLC
5.700% due 04/05/2022	1,370	1,514
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021	11,950	13,414
9.125% due 04/30/2018	2,260	2,693
Vnesheconombank Via VEB Finance PLC
6.025% due 07/05/2022	2,000	2,223
6.800% due 11/22/2025	2,470	2,902
6.902% due 07/09/2020	2,225	2,595

Total Ireland (Cost $126,367)		128,150

ISRAEL 0.5%

CORPORATE BONDS & NOTES 0.5%
Israel Electric Corp. Ltd.
7.250% due 01/15/2019	$4,930	5,670

Total Israel (Cost $5,318)		5,670

LUXEMBOURG 7.6%

CORPORATE BONDS & NOTES 7.6%
Altice Financing S.A.
7.875% due 12/15/2019	$4,800	5,258
Evraz Group S.A.
6.750% due 04/27/2018	2,000	2,076
7.400% due 04/24/2017	6,720	7,174
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	5,780	5,729
Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018	8,400	10,195
9.250% due 04/23/2019	12,625	16,349
Russian Standard Bank Via Russian Standard Finance S.A.
9.250% due 07/11/2017	2,500	2,694
Sberbank of Russia Via SB Capital S.A.
5.180% due 06/28/2019	9,540	10,244
5.400% due 03/24/2017	11,640	12,600
5.717% due 06/16/2021	100	109
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017	5,945	6,495
TMK OAO Via TMK Capital S.A.
6.750% due 04/03/2020 (a)	1,900	1,905
7.750% due 01/27/2018	1,100	1,166
VTB Bank OJSC Via VTB Capital S.A.
6.000% due 04/12/2017	1,000	1,073
6.875% due 05/29/2018	9,020	9,967

Total Luxembourg (Cost $91,528)		93,034

	SHARES
MEXICO 5.2%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (b)	172,485	0

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 5.2%
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero
4.125% due 11/09/2022	$9,800	9,874
BBVA Bancomer S.A.
6.500% due 03/10/2021	17,480	19,927
6.750% due 09/30/2022	1,650	1,889

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	73

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cemex S.A.B. de C.V.
5.284% due 09/30/2015		$4,415	$4,597
9.500% due 06/15/2018		3,600	4,203
Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014		400	381
9.250% due 06/30/2020		4,000	3,500
Credito Real S.A.B. de C.V.
10.250% due 04/14/2015		700	763
Desarrolladora Homex S.A.B. de C.V.
9.500% due 12/11/2019		800	692
Empresas ICA S.A.B. de C.V.
8.375% due 07/24/2017		8,550	9,170
Grupo Bimbo S.A.B. de C.V.
4.500% due 01/25/2022		1,700	1,848
Grupo Cementos de Chihuahua S.A.B. de C.V.
8.125% due 02/08/2020		430	463
Hipotecaria Su Casita S.A. de C.V.
5.851% due 06/28/2018^	MXN	17,999	67
Mexichem S.A.B. de C.V.
4.875% due 09/19/2022		$3,200	3,400
Sigma Alimentos S.A. de C.V.
6.875% due 12/16/2019		900	1,098
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.750% due 02/03/2022		3,030	1,909

			63,781

Total Mexico (Cost $65,920)			63,781

MONGOLIA 0.4%

SOVEREIGN ISSUES 0.4%
Development Bank of Mongolia LLC
5.750% due 03/21/2017		$5,390	5,557

Total Mongolia (Cost $5,680)			5,557

NETHERLANDS 1.8%

CORPORATE BONDS & NOTES 1.8%
Indo Energy Finance BV
7.000% due 05/07/2018		$2,310	2,513
Marfrig Holding Europe BV
9.875% due 07/24/2017		4,610	4,506
New World Resources NV
7.875% due 05/01/2018	EUR	3,730	4,845
Zhaikmunai LP via Zhaikmunai International BV
7.125% due 11/13/2019		$9,900	10,618

Total Netherlands (Cost $22,174)			22,482

PANAMA 0.5%

CORPORATE BONDS & NOTES 0.5%
AES El Salvador Trust
6.750% due 02/01/2016		$4,150	4,192
ENA Norte Trust
4.950% due 04/25/2028		1,387	1,439

Total Panama (Cost $5,371)			5,631

PARAGUAY 0.2%

CORPORATE BONDS & NOTES 0.2%
Banco Continental SAECA
8.875% due 10/15/2017		$2,000	2,205

Total Paraguay (Cost $2,000)			2,205

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PERU 1.3%

CORPORATE BONDS & NOTES 1.3%
Banco de Credito del Peru
4.250% due 04/01/2023 (a)		$4,300	$4,296
4.750% due 03/16/2016		4,835	5,222
5.375% due 09/16/2020		3,000	3,300
Volcan Cia Minera S.A.A.
5.375% due 02/02/2022		3,450	3,665

Total Peru (Cost $16,173)			16,483

PHILIPPINES 0.1%

CORPORATE BONDS & NOTES 0.1%
Energy Development Corp.
6.500% due 01/20/2021		$1,100	1,246

Total Philippines (Cost $1,109)			1,246

POLAND 0.1%

CORPORATE BONDS & NOTES 0.1%
Ciech Group Financing AB
9.500% due 11/30/2019	EUR	1,100	1,560

Total Poland (Cost $1,411)			1,560

RUSSIA 5.3%

CORPORATE BONDS & NOTES 5.3%
ALROSA Finance S.A.
7.750% due 11/03/2020		$20,100	23,637
Lukoil International Finance BV
6.125% due 11/09/2020		6,000	6,840
SCF Capital Ltd.
5.375% due 10/27/2017		6,950	7,220
Sibur Securities Ltd.
3.914% due 01/31/2018		5,000	4,937
VimpelCom Holdings BV
5.200% due 02/13/2019		2,000	2,018
6.255% due 03/01/2017		4,000	4,281
7.504% due 03/01/2022		14,750	16,450

Total Russia (Cost $62,192)			65,383

SINGAPORE 0.6%

CORPORATE BONDS & NOTES 0.6%
DBS Bank Ltd.
3.625% due 09/21/2022		$3,500	3,672
Sigma Capital Pte. Ltd.
9.000% due 04/30/2015		2,420	2,539
STATS ChipPAC Ltd.
5.375% due 03/31/2016		1,530	1,607

Total Singapore (Cost $7,693)			7,818

SOUTH AFRICA 1.1%

CORPORATE BONDS & NOTES 1.1%
AngloGold Ashanti Holdings PLC
5.125% due 08/01/2022		$1,111	1,129
5.375% due 04/15/2020 (g)		2,170	2,301
FirstRand Bank Ltd.
4.375% due 06/09/2016		2,000	2,130
Sasol Financing International PLC
4.500% due 11/14/2022		8,155	8,094

Total South Africa (Cost $13,717)			13,654

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 0.4%

CORPORATE BONDS & NOTES 0.4%
Korea Hydro & Nuclear Power Co. Ltd.
4.750% due 07/13/2021		$700	$791
Korea Western Power Co. Ltd.
3.125% due 05/10/2017		1,500	1,575
Woori Bank Co. Ltd.
5.875% due 04/13/2021		1,700	1,992

Total South Korea (Cost $4,106)			4,358

SWEDEN 1.2%

CORPORATE BONDS & NOTES 1.2%
Cyfrowy Polsat Finance AB
7.125% due 05/20/2018	EUR	1,900	2,655
Eileme AB
11.625% due 01/31/2020		$5,000	5,875
PKO Finance AB
4.630% due 09/26/2022		6,010	6,249

Total Sweden (Cost $14,267)			14,779

THAILAND 0.7%

CORPORATE BONDS & NOTES 0.7%
Bangkok Bank PCL
3.875% due 09/27/2022		$400	412
Thai Oil PCL
3.625% due 01/23/2023		8,380	8,473

Total Thailand (Cost $8,725)			8,885

TURKEY 4.4%

CORPORATE BONDS & NOTES 4.4%
Arcelik A/S
5.000% due 04/03/2023 (a)		$6,400	6,400
Turkiye Garanti Bankasi A/S
4.000% due 09/13/2017		4,600	4,738
5.250% due 09/13/2022		7,000	7,324
6.250% due 04/20/2021		3,310	3,740
Turkiye Halk Bankasi A/S
3.875% due 02/05/2020		4,590	4,532
4.875% due 07/19/2017		4,000	4,229
Turkiye Is Bankasi A/S
3.875% due 11/07/2017		8,200	8,364
Turkiye Vakiflar Bankasi Tao
5.750% due 04/24/2017		3,130	3,386
Yapi ve Kredi Bankasi A/S
4.000% due 01/22/2020		11,500	11,356
5.500% due 12/06/2022		200	199

Total Turkey (Cost $53,471)			54,268

UNITED ARAB EMIRATES 1.3%

CORPORATE BONDS & NOTES 1.3%
Dolphin Energy Ltd.
5.500% due 12/15/2021		$8,660	10,035
Emirates Airline
5.125% due 06/08/2016		5,305	5,583

Total United Arab Emirates (Cost $15,201)			15,618

UNITED KINGDOM 1.1%

CORPORATE BONDS & NOTES 1.1%
Afren PLC
11.500% due 02/01/2016		$7,150	8,508

74	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vedanta Resources PLC
8.250% due 06/07/2021	$2,670	$3,071
9.500% due 07/18/2018	2,000	2,360

Total United Kingdom (Cost $12,903)		13,939

UNITED STATES 1.8%

BANK LOAN OBLIGATIONS 0.1%
Chrysler Group LLC
6.000% due 05/24/2017	$1,376	1,404

CORPORATE BONDS & NOTES 1.7%
American Airlines Pass-Through Trust
7.000% due 07/31/2019	171	180
Gerdau Holdings, Inc.
7.000% due 01/20/2020	3,630	4,154
Hyundai Capital America
3.750% due 04/06/2016	3,875	4,113
JBS USA LLC
8.250% due 02/01/2020	5,012	5,501
Southern Copper Corp.
5.250% due 11/08/2042	7,500	7,150

		21,098

Total United States (Cost $22,190)		22,502

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VENEZUELA 0.2%

CORPORATE BONDS & NOTES 0.2%
Petroleos de Venezuela S.A.
8.500% due 11/02/2017	$2,280	$2,223

Total Venezuela (Cost $2,243)		2,223

VIRGIN ISLANDS (BRITISH) 0.9%

CORPORATE BONDS & NOTES 0.9%
FPC Finance Ltd.
6.000% due 06/28/2019	$500	549
Gerdau Trade, Inc.
5.750% due 01/30/2021	1,960	2,102
TNK-BP Finance S.A.
6.625% due 03/20/2017	2,400	2,724
7.500% due 07/18/2016	3,680	4,235
7.875% due 03/13/2018	870	1,048

Total Virgin Islands (British) (Cost $10,383)		10,658

SHORT-TERM INSTRUMENTS 10.2%

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.010% due 04/01/2013	$838	838

(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $856. Repurchase proceeds are $838.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.132% due 01/09/2014 - 02/06/2014 (c)(j)	$1,305	$1,304

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (e) 10.0%
PIMCO Short-Term Floating NAV Portfolio	12,297,579	123,062

Total Short-Term Instruments (Cost $125,196)		125,204

Total Investments 99.7% (Cost $1,200,507)		$1,223,881

Written Options (l) (0.0%) (Premiums $568)		(84)

Other Assets and Liabilities (Net) 0.3%		4,089

Net Assets 100.0%		$1,227,886

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Perpetual maturity, date shown represents next contractual call date.
(e)	Affiliated to the Fund.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $2,585 at a weighted average interest rate of (1.650%).
(g)	Securities with an aggregate market value of $7,055 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
BRC	(1.000%)	02/07/2013	02/06/2015	$1,829	$(1,826)
	(1.000%)	02/28/2013	02/27/2015	2,081	(2,079)
CFR	(0.750%)	02/27/2013	02/26/2015	1,052	(1,051)
MYI	(0.750%)	03/22/2013	03/20/2015	1,088	(1,087)
	(0.750%)	03/22/2013	03/22/2015	1,084	(1,084)

					$(7,127)

(h)	Cash of $1,565 has been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar June Futures	Long	06/2013	22	$15
U.S. Treasury 10-Year Note June Futures	Long	06/2013	1,418	944

				$959

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	75

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

(i)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Cash of $821 has been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	0.400%	08/15/2013	$	33,900	$16	$62
Pay	3-Month USD-LIBOR	0.750%	06/19/2017		15,400	(25)	20
Pay	3-Month USD-LIBOR	1.000%	06/19/2018		2,600	(5)	(1)
Receive	3-Month USD-LIBOR	2.000%	06/19/2023		11,600	90	(99)

						$76	$(18)

(j)	Securities with an aggregate market value of $1,304 have been pledged as collateral for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(k)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BPS	1.000%	03/20/2015	0.829%	$	600	$2	$3	$(1)
Brazil Government International Bond	GST	1.000%	03/20/2015	0.829%		100	0	0	0
Brazil Government International Bond	HUS	1.000%	03/20/2015	0.829%		1,800	6	8	(2)
Brazil Government International Bond	MYC	1.000%	03/20/2015	0.829%		1,600	6	7	(1)
Desarrolladora Homex S.A.B. de C.V.	BRC	5.000%	09/20/2013	7.797%		3,100	(135)	(38)	(97)
Desarrolladora Homex S.A.B. de C.V.	DUB	5.000%	09/20/2013	7.797%		2,370	(103)	(138)	35
Financiera Independencia S.A.B. de C.V.	DUB	5.000%	09/20/2013	9.500%		1,330	(30)	(80)	50
Petrobras International Finance Co.	HUS	1.000%	09/20/2015	1.457%		200	(3)	(7)	4
Petrobras International Finance Co.	MYC	1.000%	09/20/2015	1.457%		2,300	(26)	(79)	53
Rosneft Oil Co.	CBK	1.000%	03/20/2014	1.162%		12,400	(12)	(70)	58
Urbi Desarrollos Urbanos S.A.B. de C.V.	DUB	5.000%	09/20/2013	24.833%		2,010	(178)	(81)	(97)
Urbi Desarrollos Urbanos S.A.B. de C.V.	DUB	5.000%	03/20/2016	22.508%		1,470	(553)	(97)	(456)

							$(1,026)	$(572)	$(454)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid	Unrealized Appreciation
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC	BRL	43,300	$891	$38	$853

(l)	Written options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.750%	07/11/2013	$	6,600	$32	$0
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.800%	07/11/2013		15,600	55	(65)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		15,600	55	(1)
Call - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	0.900%	04/02/2013		123,300	92	(7)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.250%	04/02/2013		123,300	321	0
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	09/03/2013		1,300	4	(4)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	06/17/2013		1,200	3	(1)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		1,000	3	(3)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		1,000	3	(3)

								$568	$(84)

76	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2012	210	$110,800	EUR	0	$364
Sales	842	541,300		70,400	1,704
Closing Buys	(210)	(5,200)		0	(130)
Expirations	(737)	(277,000)		(70,400)	(1,158)
Exercised	(105)	(81,000)		0	(212)

Balance at 03/31/2013	0	$288,900	EUR	0	$568

(m)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	BRL	1,797	$	892	FBF	$3	$0	$3
04/2013		1,797		869	UAG	0	(20)	(20)
04/2013	MXN	6,997		535	JPM	0	(31)	(31)
04/2013	$	914	BRL	1,797	FBF	0	(25)	(25)
04/2013		892		1,797	UAG	0	(3)	(3)
04/2013		548	MXN	6,997	UAG	19	0	19
05/2013	EUR	17,460	$	23,360	BOA	970	0	970
05/2013		9,150		11,798	UAG	65	0	65
05/2013	$	10,902	EUR	8,170	BOA	0	(426)	(426)
05/2013		2,054		1,540	SCX	0	(79)	(79)
06/2013	BRL	1,797	$	907	FBF	24	0	24
06/2013	MXN	6,997		544	UAG	0	(19)	(19)

						$1,081	$(603)	$478

(n)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Austria
Corporate Bonds & Notes	$0	$7,000	$0	$7,000
Bermuda
Corporate Bonds & Notes	0	41,230	0	41,230
Brazil
Corporate Bonds & Notes	0	202,588	0	202,588
Canada
Corporate Bonds & Notes	0	5,226	0	5,226
Cayman Islands
Corporate Bonds & Notes	0	99,241	2,398	101,639
Chile
Corporate Bonds & Notes	0	24,604	0	24,604
Colombia
Corporate Bonds & Notes	0	34,486	0	34,486
Croatia
Corporate Bonds & Notes	0	8,032	0	8,032
Dominican Republic
Corporate Bonds & Notes	0	10,988	0	10,988
Germany
Corporate Bonds & Notes	0	2,708	0	2,708
Guatemala
Corporate Bonds & Notes	0	3,604	0	3,604
Guernsey, Channel Islands
Corporate Bonds & Notes	0	0	4,676	4,676
Hong Kong
Corporate Bonds & Notes	0	20,349	0	20,349
India
Corporate Bonds & Notes	0	38,704	0	38,704
Indonesia
Corporate Bonds & Notes	0	12,959	0	12,959
Ireland
Corporate Bonds & Notes	0	128,150	0	128,150
Israel
Corporate Bonds & Notes	0	5,670	0	5,670

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Luxembourg
Corporate Bonds & Notes	$0	$93,034	$0	$93,034
Mexico
Common Stocks	0	0	0	0
Corporate Bonds & Notes	0	63,781	0	63,781
Mongolia
Sovereign Issues	0	5,557	0	5,557
Netherlands
Corporate Bonds & Notes	0	22,482	0	22,482
Panama
Corporate Bonds & Notes	0	5,631	0	5,631
Paraguay
Corporate Bonds & Notes	0	2,205	0	2,205
Peru
Corporate Bonds & Notes	0	16,483	0	16,483
Philippines
Corporate Bonds & Notes	0	1,246	0	1,246
Poland
Corporate Bonds & Notes	0	1,560	0	1,560
Russia
Corporate Bonds & Notes	0	65,383	0	65,383
Singapore
Corporate Bonds & Notes	0	7,818	0	7,818
South Africa
Corporate Bonds & Notes	0	13,654	0	13,654
South Korea
Corporate Bonds & Notes	0	4,358	0	4,358
Sweden
Corporate Bonds & Notes	0	14,779	0	14,779
Thailand
Corporate Bonds & Notes	0	8,885	0	8,885
Turkey
Corporate Bonds & Notes	0	54,268	0	54,268
United Arab Emirates
Corporate Bonds & Notes	0	15,618	0	15,618

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	77

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
United Kingdom
Corporate Bonds & Notes	$0	$13,939	$0	$13,939
United States
Bank Loan Obligations	0	1,404	0	1,404
Corporate Bonds & Notes	0	20,918	180	21,098
Venezuela
Corporate Bonds & Notes	0	2,223	0	2,223
Virgin Islands (British)
Corporate Bonds & Notes	0	10,658	0	10,658
Short-Term Instruments
Repurchase Agreements	0	838	0	838
U.S. Treasury Bills	0	1,304	0	1,304
Central Funds Used for Cash Management Purposes	123,062	0	0	123,062
	$123,062	$1,093,565	$7,254	$1,223,881

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Financial Derivative Instruments - Assets
Credit Contracts	$0	$115	$85	$200
Foreign Exchange Contracts	0	1,081	0	1,081
Interest Rate Contracts	959	935	0	1,894
	$959	$2,131	$85	$3,175

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(101)	(553)	(654)
Foreign Exchange Contracts	0	(603)	0	(603)
Interest Rate Contracts	0	(184)	0	(184)
	$0	$(888)	$(553)	$(1,441)

Totals	$124,021	$1,094,808	$6,786	$1,225,615

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
Brazil
Corporate Bonds & Notes	$1,747	$0	$(1,709)	$(17)	$316	$(337)	$0	$0	$0	$0
Cayman Islands
Corporate Bonds & Notes	1,619	689	(332)	67	60	295	0	0	2,398	379
Guernsey, Channel Islands
Corporate Bonds & Notes	0	5,484	(1,088)	(3)	38	245	0	0	4,676	245
Mexico
Common Stocks	0	0	0	0	0	0	0	0	0	0
Corporate Bonds & Notes	174	0	0	(80)	0	(27)	0	(67)	0	0
United States
Corporate Bonds & Notes	182	0	(15)	0	0	13	0	0	180	12

	$3,722	$6,173	$(3,144)	$(33)	$414	$189	$0	$(67)	$7,254	$636

Financial Derivative Instruments - Assets
Credit Contracts	$53	$0	$0	$0	$0	$(66)	$0	$98	$85	$41

Financial Derivative Instruments - Liabilities
Credit Contracts	$(37)	$0	$0	$0	$0	$(516)	$0	$0	$(553)	$(516)

Totals	$3,738	$6,173	$(3,144)	$(33)	$414	$(393)	$0	$31	$6,786	$161

78	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Cayman Islands
Corporate Bonds & Notes	$2,398	Benchmark Pricing	Base Price	55.50-91.00
Guernsey, Channel Islands
Corporate Bonds & Notes	4,676	Third Party Vendor	Broker Quote	107.50
Mexico
Common Stocks	0	Other Valuation Techniques (4)	—	—
United States
Corporate Bonds & Notes	180	Third Party Vendor	Broker Quote	105.00

Financial Derivative Instruments - Assets
Credit Contracts	85	Indicative Market Quotation	Broker Quote	(4.53)-(2.47)

Financial Derivative Instruments - Liabilities
Credit Contracts	(553)	Indicative Market Quotation	Broker Quote	(37.78)-(4.53)

Total	$6,786

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$13	$13
Unrealized appreciation on foreign currency contracts	0	0	0	1,081	0	1,081
Unrealized appreciation on OTC swap agreements	0	200	0	0	853	1,053

	$0	$200	$0	$1,081	$866	$2,147

Liabilities:
Written options outstanding	$0	$0	$0	$0	$84	$84
Variation margin payable on financial derivative instruments (2)	0	0	0	0	232	232
Unrealized depreciation on foreign currency contracts	0	0	0	603	0	603
Unrealized depreciation on OTC swap agreements	0	654	0	0	0	654

	$0	$654	$0	$603	$316	$1,573

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	79

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

March 31, 2013

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(68)	$(68)
Net realized gain on futures contracts	0	0	0	0	1,865	1,865
Net realized gain on written options	0	0	0	0	1,219	1,219
Net realized gain on swaps	0	554	0	0	463	1,017
Net realized (loss) on foreign currency transactions	0	0	0	(80)	0	(80)

	$0	$554	$0	$(80)	$3,479	$3,953

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$17	$17
Net change in unrealized appreciation on futures contracts	0	0	0	0	1,627	1,627
Net change in unrealized appreciation on written options	0	0	0	0	304	304
Net change in unrealized appreciation (depreciation) on swaps	0	(601)	0	0	2	(599)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	736	0	736

	$0	$(601)	$0	$736	$1,950	$2,085

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $959 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(18) as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$544	$(580)	$(36)
BPS	2	0	2
BRC	(135)	0	(135)
CBK	(19)	270	251
DUB	(868)	759	(109)
FBF	2	0	2
HUS	3	0	3
JPM	(97)	275	178
MYC	870	(990)	(120)
RYL	(6)	0	(6)
SCX	(79)	0	(79)
UAG	42	0	42

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

80	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Currency Fund

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BERMUDA 0.2%

CORPORATE BONDS & NOTES 0.2%
CITIC Resources Finance Ltd.
6.750% due 05/15/2014		$2,500	$2,619
Qtel International Finance Ltd.
3.375% due 10/14/2016		3,100	3,274
6.500% due 06/10/2014		10,100	10,760

Total Bermuda (Cost $16,437)			16,653

BRAZIL 6.8%

CORPORATE BONDS & NOTES 3.7%
Banco Bradesco S.A.
2.390% due 05/16/2014		$38,075	38,555
Banco do Brasil S.A.
3.058% due 07/02/2014		20,800	21,003
4.500% due 01/22/2015		33,250	34,746
4.500% due 01/20/2016	EUR	1,800	2,455
Banco Santander Brasil S.A.
2.380% due 03/18/2014		$49,000	49,134
4.250% due 01/14/2016		4,300	4,504
4.500% due 04/06/2015		1,300	1,359
Banco Votorantim Ltd.
3.284% due 03/28/2014		8,000	7,987
Banco Votorantim S.A.
5.250% due 02/11/2016		1,800	1,922
Centrais Eletricas Brasileiras S.A.
7.750% due 11/30/2015		18,590	21,239
CSN Islands Corp.
9.750% due 12/16/2013		8,553	9,007
10.000% due 01/15/2015		350	391
Petrobras International Finance Co.
2.875% due 02/06/2015		55,250	56,538

			248,840

SOVEREIGN ISSUES 3.1%
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2017	BRL	1,900	2,342
10.000% due 01/01/2014		12,921	6,491
10.000% due 01/01/2017		375,629	190,397
10.000% due 01/01/2021		7,120	3,584
10.000% due 01/01/2023		11,142	5,582

			208,396

Total Brazil (Cost $460,325)			457,236

CAYMAN ISLANDS 1.0%

ASSET-BACKED SECURITIES 0.2%
Ballyrock CLO Ltd.
0.507% due 08/28/2019		$1,250	1,232
Dryden Leveraged Loan CDO
0.542% due 10/20/2020		6,496	6,423
Hyundai Capital Auto Funding Ltd.
1.203% due 09/20/2016		3,882	3,891

			11,546

CORPORATE BONDS & NOTES 0.8%
Hutchison Whampoa International Ltd.
7.625% due 04/09/2019		500	644
IPIC GMTN Ltd.
3.125% due 11/15/2015		11,250	11,796
4.875% due 05/14/2016	EUR	300	424
5.000% due 11/15/2020		$300	340

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QNB Finance Ltd.
3.125% due 11/16/2015		$43,355	$44,894

			58,098

Total Cayman Islands (Cost $69,251)			69,644

CHILE 0.7%

CORPORATE BONDS & NOTES 0.7%
Banco Santander Chile
2.292% due 02/14/2014		$28,000	27,746
3.750% due 09/22/2015		3,700	3,898
Corp. Nacional del Cobre de Chile
4.750% due 10/15/2014		1,000	1,055
5.500% due 10/15/2013		10,000	10,242
Enersis S.A.
7.375% due 01/15/2014		550	576
Telefonica Moviles Chile S.A.
2.875% due 11/09/2015		1,000	1,023

Total Chile (Cost $44,678)			44,540

CHINA 0.3%

SOVEREIGN ISSUES 0.3%
Export-Import Bank of China
4.875% due 07/21/2015		$7,699	8,378
5.250% due 07/29/2014		8,512	8,999

Total China (Cost $17,123)			17,377

COLOMBIA 1.4%

SOVEREIGN ISSUES 1.4%
Bogota Distrito Capital
9.750% due 07/26/2028	COP	60,000	48
Colombia Government International Bond
7.375% due 01/27/2017		$1,400	1,714
8.250% due 12/22/2014		23,580	26,645
12.000% due 10/22/2015	COP	86,876,000	57,453
Colombian TES
5.000% due 11/21/2018		8,935,000	5,219
7.000% due 05/04/2022		1,792,000	1,140

Total Colombia (Cost $90,474)			92,219

CZECH REPUBLIC 0.0%

CORPORATE BONDS & NOTES 0.0%
Hyundai Motor Manufacturing Czech s.r.o.
4.500% due 04/15/2015		$400	425

Total Czech Republic (Cost $421)			425

EGYPT 0.0%

CORPORATE BONDS & NOTES 0.0%
Nile Finance Ltd.
5.250% due 08/05/2015		$2,100	1,937

Total Egypt (Cost $2,117)			1,937

FRANCE 0.0%

CORPORATE BONDS & NOTES 0.0%
Vivendi S.A.
2.400% due 04/10/2015		$1,950	1,991

Total France (Cost $1,950)			1,991

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUATEMALA 0.2%

SOVEREIGN ISSUES 0.2%
Guatemala Government Bond
9.250% due 08/01/2013		$15,500	$15,942

Total Guatemala (Cost $15,866)			15,942

INDIA 0.7%

CORPORATE BONDS & NOTES 0.7%
Export-Import Bank of India
4.375% due 02/02/2015		$5,601	5,856
4.400% due 04/21/2015		6,393	6,707
ICICI Bank Ltd.
2.038% due 02/24/2014		5,300	5,316
4.750% due 11/25/2016		400	430
Indian Oil Corp. Ltd.
4.750% due 01/22/2015		18,968	19,922
State Bank of India
4.500% due 07/27/2015		6,700	7,062

Total India (Cost $44,723)			45,293

INDONESIA 3.6%

SOVEREIGN ISSUES 3.6%
Indonesia Government International Bond
6.750% due 03/10/2014		$97,551	102,307
6.875% due 03/09/2017		24,125	28,135
7.250% due 04/20/2015		30,675	34,088
7.500% due 01/15/2016		925	1,064
10.375% due 05/04/2014		74,723	82,008

Total Indonesia (Cost $246,605)			247,602

IRELAND 2.6%

ASSET-BACKED SECURITIES 0.0%
Avoca CLO PLC
0.575% due 09/15/2021	EUR	1,066	1,337
Dryden Leveraged Loan CDO
0.613% due 01/25/2022		1,122	1,414

			2,751

CORPORATE BONDS & NOTES 2.6%
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		$120,190	125,190
7.700% due 08/07/2013		51,195	52,355
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		400	431

			177,976

Total Ireland (Cost $179,329)			180,727

ITALY 0.2%

SOVEREIGN ISSUES 0.2%
Italy Buoni Poliennali Del Tesoro
4.750% due 09/15/2016	EUR	10,000	13,593

Total Italy (Cost $13,571)			13,593

KAZAKHSTAN 4.0%

CORPORATE BONDS & NOTES 4.0%
KazMunaiGaz Finance Sub BV
8.375% due 07/02/2013		$218,240	222,097
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		46,993	48,637

Total Kazakhstan (Cost $269,104)			270,734

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	81

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LITHUANIA 0.0%

SOVEREIGN ISSUES 0.0%
Lithuania Government International Bond
6.750% due 01/15/2015		$200	$218

Total Lithuania (Cost $217)			218

LUXEMBOURG 6.2%

CORPORATE BONDS & NOTES 6.2%
Clariant Finance Luxembourg S.A.
4.375% due 04/05/2013	EUR	5,000	6,414
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		$4,000	4,277
7.343% due 04/11/2013		7,935	7,956
7.510% due 07/31/2013		15,300	15,653
8.125% due 07/31/2014		16,303	17,689
Gazprom OAO Via Gazstream S.A.
5.625% due 07/22/2013		3,360	3,370
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
7.125% due 01/14/2014		6,750	7,049
7.175% due 05/16/2013		50,715	51,170
9.000% due 06/11/2014		36,470	39,491
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		28,500	30,629
6.468% due 07/02/2013		76,150	77,323
6.480% due 05/15/2013		50,270	50,707
Severstal OAO Via Steel Capital S.A.
9.250% due 04/19/2014		12,600	13,566
9.750% due 07/29/2013		83,990	86,443
VTB Bank OJSC Via VTB Capital S.A.
6.465% due 03/04/2015		7,000	7,507

Total Luxembourg (Cost $416,230)			419,244

MALAYSIA 0.0%

CORPORATE BONDS & NOTES 0.0%
Penerbangan Malaysia Bhd.
5.625% due 03/15/2016		$500	561
Petronas Global Sukuk Ltd.
4.250% due 08/12/2014		1,000	1,046

Total Malaysia (Cost $1,566)			1,607

MEXICO 4.1%

CORPORATE BONDS & NOTES 1.5%
America Movil S.A.B. de C.V.
3.625% due 03/30/2015		$100	105
5.750% due 01/15/2015		1,950	2,118
6.450% due 12/05/2022	MXN	254,400	21,756
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		$500	529
BBVA Bancomer S.A.
4.500% due 03/10/2016		550	587
6.500% due 03/10/2021		950	1,083
Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014		1,400	1,334
Pemex Project Funding Master Trust
6.250% due 08/05/2013	EUR	4,150	5,429
7.500% due 12/18/2013	GBP	6,500	10,352
Petroleos Mexicanos
4.875% due 03/15/2015		$37,221	40,013
Telefonos de Mexico S.A.B. de C.V.
8.750% due 01/31/2016	MXN	224,500	19,979
Urbi Desarrollos Urbanos S.A.B. de C.V.
8.351% due 12/09/2014		39,100	1,958

			105,243

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.6%
Mexico Government International Bond
5.625% due 01/15/2017		$15,400	$17,787
5.875% due 01/15/2014		8,833	9,191
5.875% due 02/17/2014		4,568	4,771
6.000% due 06/18/2015	MXN	181,300	15,250
6.625% due 03/03/2015		$4,590	5,106
8.000% due 06/11/2020	MXN	160,900	15,600
9.000% due 06/20/2013		1,044,200	85,528
10.000% due 12/05/2024		180,500	21,051
11.375% due 09/15/2016		$140	189
			174,473

Total Mexico (Cost $273,442)			279,716

NETHERLANDS 2.7%

ASSET-BACKED SECURITIES 0.0%
Harbourmaster CLO Ltd.
0.463% due 06/15/2020	EUR	362	458

CORPORATE BONDS & NOTES 2.7%
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		$35,200	38,161
10.500% due 03/25/2014		85,320	92,866
KazMunaiGaz Finance Sub BV
11.750% due 01/23/2015		5,500	6,400
Volkswagen International Finance NV
0.894% due 04/01/2014		27,000	27,071
Waha Aerospace BV
3.925% due 07/28/2020		18,758	20,047

			184,545

Total Netherlands (Cost $182,941)			185,003

PANAMA 2.2%

SOVEREIGN ISSUES 2.2%
Panama Government International Bond
7.250% due 03/15/2015		$136,455	152,488

Total Panama (Cost $150,916)			152,488

PERU 1.1%

SOVEREIGN ISSUES 1.1%
Peru Government International Bond
8.375% due 05/03/2016		$150	183
9.875% due 02/06/2015		10,600	12,376
9.910% due 05/05/2015	PEN	131,160	59,503

Total Peru (Cost $69,443)			72,062

POLAND 1.0%

SOVEREIGN ISSUES 1.0%
Poland Government International Bond
3.875% due 07/16/2015		$800	850
3.980% due 01/25/2015	PLN	59,724	18,411
5.000% due 04/25/2016		2,700	872
5.250% due 01/15/2014		$12,200	12,660
5.500% due 04/25/2015	PLN	84,360	27,085
5.750% due 04/25/2014		21,500	6,782

Total Poland (Cost $73,222)			66,660

QATAR 2.3%

CORPORATE BONDS & NOTES 1.5%
Nakilat, Inc.
6.067% due 12/31/2033		$755	923

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Qatari Diar Finance QSC
3.500% due 07/21/2015		$17,500	$18,397
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.500% due 09/30/2014		69,698	74,316
5.832% due 09/30/2016		5,514	5,949

			99,585

SOVEREIGN ISSUES 0.8%
Qatar Government International Bond
4.000% due 01/20/2015		37,419	39,533
5.150% due 04/09/2014		16,400	17,118

			56,651

Total Qatar (Cost $154,460)			156,236

RUSSIA 3.9%

CORPORATE BONDS & NOTES 0.6%
ALROSA Finance S.A.
8.875% due 11/17/2014		$2,000	2,209
VimpelCom Holdings BV
4.284% due 06/29/2014		36,200	36,948

			39,157

SOVEREIGN ISSUES 3.3%
Russia Government International Bond
3.625% due 04/29/2015		213,800	223,742
7.600% due 04/14/2021	RUB	3,500	118

			223,860

Total Russia (Cost $259,724)			263,017

SINGAPORE 0.1%

CORPORATE BONDS & NOTES 0.1%
STATS ChipPAC Ltd.
7.500% due 08/12/2015		$3,600	3,811

Total Singapore (Cost $3,753)			3,811

SOUTH AFRICA 5.2%

SOVEREIGN ISSUES 5.2%
South Africa Government International Bond
5.250% due 05/16/2013	EUR	4,080	5,252
6.500% due 06/02/2014		$98,677	105,190
6.750% due 03/31/2021	ZAR	37,000	4,082
7.000% due 02/28/2031		21,300	2,122
8.000% due 12/21/2018		291,900	34,487
8.250% due 09/15/2017		1,730,900	205,125

Total South Africa (Cost $374,924)			356,258

SOUTH KOREA 3.9%

CORPORATE BONDS & NOTES 3.5%
Export-Import Bank of Korea
1.250% due 11/20/2015		$26,600	26,683
1.432% due 09/21/2013		21,200	21,205
2.082% due 03/21/2015		9,400	9,394
4.000% due 01/11/2017		350	383
5.125% due 03/16/2015		100	108
5.250% due 02/10/2014		4,695	4,874
5.750% due 05/22/2013	EUR	4,950	6,402
5.875% due 01/14/2015		$19,510	21,197
8.125% due 01/21/2014		37,605	39,810
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		850	919
6.000% due 05/05/2015		300	328

82	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Industrial Bank of Korea
1.375% due 10/05/2015		$18,700	$18,801
Korea Development Bank
0.451% due 04/03/2014	EUR	1,400	1,797
4.375% due 08/10/2015		$5,000	5,374
5.750% due 09/10/2013		2,660	2,716
8.000% due 01/23/2014		46,940	49,660
Korea Electric Power Corp.
3.000% due 10/05/2015		6,960	7,264
5.500% due 07/21/2014		1,600	1,696
Korea Exchange Bank
4.875% due 01/14/2016		1,150	1,259
Korea Finance Corp.
3.250% due 09/20/2016		550	585
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		2,700	2,824
6.250% due 06/17/2014		11,580	12,308
KT Corp.
4.875% due 07/15/2015		160	174
5.875% due 06/24/2014		460	486
Shinhan Bank
4.375% due 09/15/2015		300	322
Woori Bank Co. Ltd.
4.750% due 01/20/2016		400	437

			237,006

SOVEREIGN ISSUES 0.4%
Korea Housing Finance Corp.
4.125% due 12/15/2015		7,525	8,123
Republic of Korea
4.250% due 06/01/2013		13,942	14,023
5.750% due 04/16/2014		3,450	3,628

			25,774

Total South Korea (Cost $260,884)			262,780

SPAIN 0.5%

SOVEREIGN ISSUES 0.5%
Autonomous Community of Madrid Spain
4.200% due 09/24/2014	EUR	7,000	9,153
4.305% due 03/06/2014		4,700	6,178
Junta de Castilla y Leon
6.270% due 02/19/2018		1,900	2,549
6.505% due 03/01/2019		1,700	2,291
Spain Government International Bond
4.250% due 10/31/2016		7,700	10,157
Xunta de Galicia
5.763% due 04/03/2017		2,800	3,715
6.131% due 04/03/2018		1,800	2,410

Total Spain (Cost $35,959)			36,453

SRI LANKA 0.2%

SOVEREIGN ISSUES 0.2%
Sri Lanka Government International Bond
7.400% due 01/22/2015		$12,250	13,107

Total Sri Lanka (Cost $13,200)			13,107

TURKEY 2.4%

CORPORATE BONDS & NOTES 0.0%
Turkiye Garanti Bankasi A/S
2.802% due 04/20/2016		$600	600

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.4%
Turkey Government International Bond
0.000% due 07/17/2013	TRY	237,729	$129,235
7.250% due 03/15/2015		$26,575	29,366
7.500% due 07/14/2017		6,700	8,015

			166,616

Total Turkey (Cost $169,803)			167,216

UNITED ARAB EMIRATES 0.2%

CORPORATE BONDS & NOTES 0.0%
Dolphin Energy Ltd.
5.500% due 12/15/2021		$200	232

SOVEREIGN ISSUES 0.2%
Emirate of Abu Dhabi Government International Bond
5.500% due 04/08/2014		11,800	12,405

Total United Arab Emirates (Cost $12,451)			12,637

UNITED KINGDOM 0.3%

CORPORATE BONDS & NOTES 0.3%
Afren PLC
11.500% due 02/01/2016		$5,000	5,950
Barclays Bank PLC
10.179% due 06/12/2021		4,200	5,648
FCE Bank PLC
7.250% due 07/15/2013	EUR	5,100	6,660
HBOS PLC
0.983% due 09/06/2017		$2,000	1,863

Total United Kingdom (Cost $18,577)			20,121

UNITED STATES 3.7%

ASSET-BACKED SECURITIES 0.1%
Bear Stearns Asset-Backed Securities Trust
0.284% due 10/25/2036		$61	60
Carrington Mortgage Loan Trust
0.304% due 06/25/2037		1,030	989
0.524% due 10/25/2035		104	104
Citigroup Mortgage Loan Trust, Inc.
0.264% due 05/25/2037		33	33
0.264% due 07/25/2045		302	224
Credit-Based Asset Servicing and Securitization LLC
0.324% due 07/25/2037		64	33
GE-WMC Mortgage Securities LLC
0.244% due 08/25/2036		58	23
GSAA Trust
0.504% due 05/25/2047		579	390
GSAMP Trust
0.274% due 12/25/2036		152	75
HSI Asset Loan Obligation Trust
0.264% due 12/25/2036		55	19
JPMorgan Mortgage Acquisition Corp.
0.314% due 08/25/2036		3,620	1,722
MASTR Asset-Backed Securities Trust
0.254% due 01/25/2037		305	99
Morgan Stanley Mortgage Loan Trust
0.434% due 02/25/2037		461	254
New Century Home Equity Loan Trust
0.384% due 05/25/2036		650	402
Securitized Asset-Backed Receivables LLC
0.244% due 01/25/2037		31	30
0.264% due 12/25/2036^		358	110

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.284% due 11/25/2036^		$264	$95

			4,662

CORPORATE BONDS & NOTES 3.3%
Ally Financial, Inc.
3.492% due 02/11/2014		8,600	8,759
4.625% due 06/26/2015		28,690	30,034
6.750% due 12/01/2014		300	323
Anadarko Petroleum Corp.
7.625% due 03/15/2014		12,400	13,192
BellSouth Corp.
4.020% due 04/26/2021		3,600	3,608
CIT Group, Inc.
5.250% due 04/01/2014		8,700	9,059
Daimler Finance North America LLC
1.085% due 04/10/2014		24,100	24,198
1.635% due 07/11/2013		150	150
Ford Motor Credit Co. LLC
2.750% due 05/15/2015		6,000	6,128
8.000% due 06/01/2014		800	861
Goldman Sachs Group, Inc.
1.289% due 11/21/2014		44,700	44,937
HP Enterprise Services LLC
6.000% due 08/01/2013		615	626
JPMorgan Chase & Co.
0.465% due 09/26/2013	EUR	4,400	5,646
JPMorgan Chase Bank N.A.
0.610% due 06/13/2016		$1,000	985
MetLife Institutional Funding
1.205% due 04/04/2014		20,000	20,168
National Rural Utilities Cooperative Finance Corp.
1.000% due 02/02/2015		2,700	2,727
Pemex Project Funding Master Trust
7.375% due 12/15/2014		6,000	6,639
PepsiCo, Inc.
0.497% due 02/26/2016		2,700	2,703
SABMiller Holdings, Inc.
1.850% due 01/15/2015		4,200	4,270
SLM Corp.
5.375% due 05/15/2014		1,100	1,151
SSIF Nevada LP
1.005% due 04/14/2014		1,000	1,006
Verizon Communications, Inc.
0.894% due 03/28/2014		27,500	27,655
Wachovia Bank N.A.
0.678% due 11/03/2014		390	390
Xerox Corp.
1.680% due 09/13/2013		10,000	10,040

			225,255

MORTGAGE-BACKED SECURITIES 0.2%
Banc of America Large Loan Trust
2.503% due 11/15/2015		4,525	4,562
Banc of America Mortgage Trust
2.998% due 07/25/2034		325	323
Countrywide Alternative Loan Trust
4.882% due 10/25/2035^		248	206
Countrywide Home Loan Mortgage Pass-Through Trust
2.889% due 04/20/2035		2,090	2,074
5.169% due 02/20/2036^		408	355
Credit Suisse First Boston Mortgage Securities Corp.
2.455% due 06/25/2033		1,453	1,435
Morgan Stanley Capital Trust
5.575% due 04/12/2049		1,946	2,031

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	83

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Adjustable Rate Mortgage Loan Trust
2.639% due 07/25/2034	$2,918	$2,909

		13,895

U.S. GOVERNMENT AGENCIES 0.1%
Fannie Mae
1.375% due 06/01/2043 - 07/01/2044	503	511
2.474% due 11/01/2035	96	101
5.138% due 09/01/2035	72	78
5.153% due 11/01/2035	224	241
5.258% due 08/01/2035	203	220
5.281% due 10/01/2035	174	188
5.288% due 09/01/2035	176	190
Freddie Mac
0.484% due 09/25/2031	238	221
2.856% due 08/01/2035	28	29
5.000% due 07/01/2025 - 12/01/2041	6,148	6,739

		8,518

Total United States (Cost $253,347)		252,330

VENEZUELA 0.2%

CORPORATE BONDS & NOTES 0.2%
Petroleos de Venezuela S.A.
4.900% due 10/28/2014	$12,160	11,734

Total Venezuela (Cost $11,146)		11,734

VIRGIN ISLANDS (BRITISH) 0.3%

CORPORATE BONDS & NOTES 0.3%
TNK-BP Finance S.A.
6.250% due 02/02/2015	$14,900	15,956
7.500% due 07/18/2016	3,000	3,452
7.875% due 03/13/2018	100	121

Total Virgin Islands (British) (Cost $19,232)		19,529

SHORT-TERM INSTRUMENTS 37.6%

CERTIFICATES OF DEPOSIT 6.4%
Banco Bradesco S.A.
0.000% due 04/30/2013	$135,400	135,313
0.000% due 06/24/2013	111,800	111,457

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banco do Brasil S.A.
0.000% due 10/11/2013		$2,800	$2,786
0.000% due 01/24/2014		28,700	28,450
1.997% due 06/28/2013		31,820	31,791
Dexia Credit Local S.A.
1.400% due 09/20/2013		5,200	5,215
1.650% due 09/12/2013		52,700	52,907
1.700% due 09/06/2013		13,000	13,052
Itau Unibanco Holding S.A.
0.000% due 06/03/2013		28,000	27,979
0.000% due 11/08/2013		24,800	24,548

			433,498

COMMERCIAL PAPER 3.5%
Santander S.A.
2.200% due 04/02/2013		103,000	102,994
2.750% due 07/02/2013		15,700	15,678
3.100% due 10/01/2013		25,000	24,874
SB Securities S.A.
1.675% due 12/27/2013		1,800	1,778
Standard Chartered Bank
0.950% due 10/01/2013		53,400	53,319
Xstrata Finance Dubai Ltd.
0.470% due 04/01/2013		42,200	42,200

			240,843

REPURCHASE AGREEMENTS 0.1%
Banc of America Securities LLC
0.210% due 04/01/2013		7,000	7,000

(Dated 03/28/2013. Collateralized by U.S. Treasury Bonds 3.125% due 02/15/2043 valued at $7,168. Repurchase proceeds are $7,000.)

SHORT-TERM NOTES 2.0%
Banco Bradesco S.A.
0.924% due 04/02/2013		10,000	10,000
1.748% due 04/02/2013		12,000	11,999
Dexia Credit Local S.A.
1.104% due 09/18/2013	EUR	58,000	74,645
Export-Import Bank of Korea
1.251% due 07/26/2013		$39,400	39,404

			136,048

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 2.4%
0.077% due 05/13/2013 - 05/20/2013 (a)	JPY	15,620,000	$165,916

MALAYSIA TREASURY BILLS 3.5%
2.990% due 04/02/2013 - 06/27/2013 (a)	MYR	748,160	240,948

MEXICO TREASURY BILLS 7.3%
4.295% due 04/04/2013 - 06/20/2013 (a)	MXN	6,193,610	500,533

U.S. TREASURY BILLS 0.5%
0.114% due 04/18/2013 - 03/06/2014 (a)(f)		$31,868	31,847

U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.112% due 04/15/2013 (f)		310	310

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (b) 11.9%
PIMCO Short-Term Floating NAV Portfolio		45,548,348	455,803
PIMCO Short-Term Floating NAV Portfolio III		35,600,952	355,760

			811,563

Total Short-Term Instruments (Cost $2,559,274)			2,568,506

PURCHASED OPTIONS (h) 0.0%
(Cost $209)			0

Total Investments 99.8% (Cost $6,786,894)			$6,796,646

Written Options (i) (0.0%) (Premiums $4,663)			(2,260)

Other Assets and Liabilities (Net) 0.2%			15,063

Net Assets 100.0%			$6,809,449

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Affiliated to the Fund.
(c)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $4,555 at a weighted average interest rate of 0.184%.
(d)	Cash of $1,098 has been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 10-Year Note June Futures	Long	06/2013	844	$603

84	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

(e)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Cash of $2,321 has been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	0.750%	06/19/2017	$	93,800	$152	$(526)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		17,050	980	(167)

						$1,132	$(693)

(f)	Securities with an aggregate market value of $32,157 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(g)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	GST	5.000%	09/20/2014	0.835%	$	5,000	$314	$309	$5
Brazil Government International Bond	BPS	1.000%	03/20/2015	0.829%		100	0	0	0
Brazil Government International Bond	BRC	1.000%	03/20/2015	0.829%		8,700	31	39	(8)
Brazil Government International Bond	DUB	1.000%	09/20/2013	0.519%		7,500	19	48	(29)
Brazil Government International Bond	DUB	1.000%	06/20/2015	0.864%		5,600	18	11	7
Brazil Government International Bond	GST	1.000%	03/20/2015	0.829%		1,000	4	4	0
Brazil Government International Bond	HUS	1.000%	03/20/2015	0.829%		200	1	1	0
Brazil Government International Bond	MYC	1.000%	03/20/2015	0.829%		13,200	47	56	(9)
Export-Import Bank of China	MYC	1.000%	09/20/2016	0.502%		1,000	18	(27)	45
Italy Government International Bond	BOA	1.000%	12/20/2013	1.333%		3,200	(8)	(10)	2
Pemex Project Funding Master Trust	DUB	1.000%	03/20/2016	0.847%		10,000	49	(160)	209
Petrobras International Finance Co.	DUB	1.000%	09/20/2013	0.804%		24,700	28	(37)	65
Petrobras International Finance Co.	DUB	1.000%	12/20/2013	0.804%		15,600	24	11	13
Petrobras International Finance Co.	DUB	1.000%	09/20/2014	1.201%		3,200	(10)	(23)	13
Qatar Government International Bond	MYC	1.000%	06/20/2016	0.386%		2,000	40	3	37
Rosneft Oil Co.	CBK	1.000%	03/20/2014	1.162%		2,300	(2)	(13)	11
Rosneft Oil Co.	CBK	1.000%	03/20/2015	1.490%		14,600	(128)	(380)	252
Spain Government International Bond	BOA	1.000%	12/20/2017	2.861%		2,300	(182)	(235)	53
Spain Government International Bond	BPS	1.000%	09/20/2017	2.806%		3,100	(226)	(328)	102
Spain Government International Bond	BPS	1.000%	12/20/2017	2.861%		3,800	(301)	(305)	4
Spain Government International Bond	BRC	1.000%	12/20/2017	2.861%		5,600	(443)	(608)	165
Spain Government International Bond	CBK	1.000%	09/20/2017	2.806%		3,700	(270)	(392)	122
Spain Government International Bond	CBK	1.000%	12/20/2017	2.861%		7,400	(585)	(687)	102
Spain Government International Bond	DUB	1.000%	12/20/2017	2.861%		4,900	(388)	(518)	130
Spain Government International Bond	HUS	1.000%	12/20/2017	2.861%		3,000	(237)	(329)	92
Spain Government International Bond	JPM	1.000%	12/20/2013	1.403%		6,700	(16)	(47)	31
Spain Government International Bond	MYC	1.000%	09/20/2017	2.806%		3,700	(271)	(393)	122
Spain Government International Bond	MYC	1.000%	12/20/2017	2.861%		7,100	(562)	(667)	105
Spain Government International Bond	RYL	1.000%	12/20/2017	2.861%		1,400	(110)	(143)	33
Spain Government International Bond	SOG	1.000%	12/20/2017	2.861%		2,000	(158)	(205)	47

							$(3,304)	$(5,025)	$1,721

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	7.775%	01/02/2015	HUS	BRL	167,800	$(550)	$250	$(800)
Pay	1-Year BRL-CDI	8.485%	01/02/2017	BPS		8,600	(56)	43	(99)
Pay	1-Year BRL-CDI	8.860%	01/02/2017	BOA		50,000	(18)	(37)	19
Pay	1-Year BRL-CDI	8.910%	01/02/2017	BOA		44,900	(111)	6	(117)
Pay	1-Year BRL-CDI	9.210%	01/02/2017	DUB		64,800	0	0	0
Pay	1-Year BRL-CDI	13.720%	01/02/2017	BOA		18,200	1,694	73	1,621

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	85

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS	MXN	350,000	$806	$35	$771
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BRC		72,100	157	(13)	170
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	HUS		159,300	345	(26)	371

							$2,267	$331	$1,936

(h)	Purchased options outstanding as of March 31, 2013:

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC USD versus ZAR	UAG	ZAR	8.375	04/08/2013	$	12,300	$209	$0

(i)	Written options outstanding as of March 31, 2013:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$129.000	04/26/2013	253	$102	$(9)
Call - CBOT U.S. Treasury 10-Year Note May Futures	132.500	04/26/2013	253	65	(80)

				$167	$(89)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013	EUR	79,500	$175	$(18)
Put - OTC 2-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		28,300	53	(6)
Put - OTC 2-Year Interest Rate Swap	MYC	6-Month EUR-EURIBOR	Pay	0.850%	04/24/2013		76,100	108	(1)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.300%	04/29/2013	$	23,000	63	(3)
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		20,300	36	(3)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		71,300	153	(11)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		78,600	146	(12)
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		45,300	156	(166)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		45,300	316	(139)
Call - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		10,000	42	(37)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		10,000	75	(31)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		77,000	386	(282)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		77,000	395	(236)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		17,000	57	(62)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		17,000	111	(52)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		21,900	90	(80)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		21,900	173	(67)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		8,700	35	(32)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		8,700	58	(27)

								$2,628	$(1,265)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Call - OTC USD versus BRL	FBF	BRL	1.998	05/31/2013	$	11,000	$200	$(262)
Call - OTC USD versus KRW	JPM	KRW	1,134.500	04/26/2013		22,910	171	(84)
Call - OTC USD versus KRW	BPS		1,140.000	06/12/2013		9,760	75	(86)
Call - OTC USD versus KRW	JPM		1,140.000	06/12/2013		9,740	93	(86)
Call - OTC USD versus ZAR	UAG	ZAR	10.060	04/08/2013		12,300	296	0
Call - OTC USD versus ZAR	HUS		9.380	04/18/2013		25,500	255	(137)
Call - OTC USD versus ZAR	FBF		9.452	04/18/2013		8,310	88	(32)
Call - OTC USD versus ZAR	JPM		9.452	04/18/2013		16,100	173	(62)
Call - OTC USD versus ZAR	FBF		9.465	04/19/2013		4,710	49	(18)
Call - OTC USD versus ZAR	UAG		9.465	04/19/2013		4,700	49	(18)
Call - OTC USD versus ZAR	DUB		9.456	04/23/2013		12,650	132	(63)
Call - OTC USD versus ZAR	BRC		9.676	04/25/2013		13,200	140	(31)
Call - OTC USD versus ZAR	UAG		9.710	04/25/2013		13,200	147	(27)

							$1,868	$(906)

86	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2012	0	$23,110	EUR	0	$199
Sales	506	1,489,480		183,900	6,441
Closing Buys	0	0		0	0
Expirations	0	(583,210)		0	(1,468)
Exercised	0	(212,300)		0	(509)

Balance at 03/31/2013	506	$717,080	EUR	183,900	$4,663

(j)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Freddie Mac	5.000%	04/01/2043	$13,000	$13,951	$(13,983)
Freddie Mac	6.000%	04/01/2043	2,000	2,178	(2,184)

				$16,129	$(16,167)

(k)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	BRL	29,823	$	14,962	BRC	$204	$0	$204
04/2013		18,923		9,567	DUB	202	0	202
04/2013		423,585		213,924	FBF	4,307	0	4,307
04/2013		4,948		2,473	HUS	25	0	25
04/2013		694,388		345,984	UAG	2,355	0	2,355
04/2013	COP	19,885,169		10,768	BRC	22	(123)	(101)
04/2013		44,206,800		24,600	FBF	437	0	437
04/2013		17,910,000		10,000	HUS	210	0	210
04/2013		9,248,320		5,164	UAG	109	0	109
04/2013	IDR	255,767,528		26,099	CBK	0	(154)	(154)
04/2013		690,140,271		70,820	DUB	0	(19)	(19)
04/2013		461,936,295		47,251	HUS	0	(164)	(164)
04/2013		884,901,471		90,574	JPM	0	(256)	(256)
04/2013		78,351,372		8,003	SCX	0	(39)	(39)
04/2013		63,107,209		6,446	UAG	0	(31)	(31)
04/2013	ILS	195,744		53,695	MSC	0	(104)	(104)
04/2013	INR	703,172		12,870	BRC	0	(15)	(15)
04/2013		1,208,218		22,192	CBK	52	0	52
04/2013		428,449		7,851	DUB	1	(1)	0
04/2013		3,000,000		55,026	GLM	52	0	52
04/2013		1,546,919		28,462	JPM	116	0	116
04/2013		938,170		17,211	SCX	20	0	20
04/2013		4,304,081		79,142	UAG	299	(27)	272
04/2013	JPY	1,043,587		11,847	BPS	760	0	760
04/2013		793,018		8,909	BRC	484	0	484
04/2013		273,438		2,977	HUS	72	0	72
04/2013		793,018		8,895	UAG	470	0	470
04/2013	MXN	910,449		70,590	BOA	0	(3,108)	(3,108)
04/2013		1,324,414		103,804	BRC	0	(3,408)	(3,408)
04/2013		270,420		20,971	CBK	0	(919)	(919)
04/2013		3,460,153		279,060	DUB	114	(1,169)	(1,055)
04/2013		112,901		9,055	HUS	0	(85)	(85)
04/2013		1,151,697		89,857	JPM	0	(3,370)	(3,370)
04/2013		1,002,945		77,888	MSC	0	(3,297)	(3,297)
04/2013		3,969,494		320,412	UAG	14	(950)	(936)
04/2013	MYR	37,649		12,156	BPS	0	(8)	(8)
04/2013		13,160		4,207	BRC	0	(45)	(45)
04/2013		264,346		87,227	CBK	1,813	0	1,813
04/2013		246,351		80,599	DUB	999	0	999
04/2013		50,270		16,071	HUS	0	(172)	(172)
04/2013		39,133		12,613	JPM	0	(31)	(31)
04/2013		46,230		14,794	UAG	0	(144)	(144)
04/2013	PEN	10,633		4,134	BOA	32	0	32
04/2013		35,785		13,970	BRC	164	0	164
04/2013		24,022		9,400	DUB	132	0	132
04/2013		42,763		16,529	MSC	106	(76)	30
04/2013		23,664		9,032	UAG	0	(98)	(98)
04/2013	RUB	320,540		10,330	BRC	68	0	68

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	87

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	RUB	15,025	$	494	DUB	$13	$0	$13
04/2013	SGD	10,630		8,508	BRC	0	(62)	(62)
04/2013		3,046		2,451	DUB	0	(5)	(5)
04/2013		77,471		62,391	FBF	0	(70)	(70)
04/2013		123,415		98,800	HUS	0	(704)	(704)
04/2013		69,236		55,433	JPM	0	(388)	(388)
04/2013		80,000		64,067	UAG	0	(433)	(433)
04/2013	THB	1,687,465		57,652	CBK	86	0	86
04/2013		5,000,000		170,765	FBF	196	0	196
04/2013		6,170		211	HUS	0	0	0
04/2013		289,136		9,882	UAG	18	0	18
04/2013	TRY	11,561		6,330	BRC	0	(36)	(36)
04/2013	TWD	72,991		2,451	DUB	8	0	8
04/2013	$	14,809	BRL	29,823	BRC	0	(51)	(51)
04/2013		9,397		18,923	DUB	0	(32)	(32)
04/2013		210,341		423,585	FBF	0	(723)	(723)
04/2013		2,457		4,948	HUS	0	(8)	(8)
04/2013		338,807		694,388	UAG	4,822	0	4,822
04/2013		10,191	CNY	63,301	JPM	0	(52)	(52)
04/2013		24,190		150,495	UAG	0	(84)	(84)
04/2013		386	COP	689,035	BRC	0	(10)	(10)
04/2013		37,565		69,700,483	CBK	533	0	533
04/2013		150		275,625	FBF	1	0	1
04/2013		609		1,087,065	HUS	0	(15)	(15)
04/2013		39,624	CZK	754,364	JPM	0	(2,100)	(2,100)
04/2013		199,498	HKD	1,546,258	CBK	0	(283)	(283)
04/2013		113,243		877,688	DUB	0	(164)	(164)
04/2013		366,053		2,836,780	HUS	0	(571)	(571)
04/2013		39,837	IDR	392,950,098	CBK	497	0	497
04/2013		43,484		423,621,128	DUB	0	(2)	(2)
04/2013		59,886		589,677,542	JPM	653	(12)	641
04/2013		50,849		500,000,000	SCX	473	0	473
04/2013		52,893		527,955,377	UAG	1,298	0	1,298
04/2013		98,358	ILS	383,598	DUB	7,071	0	7,071
04/2013		1,295	INR	70,448	BPS	0	(4)	(4)
04/2013		4,750		262,254	CBK	56	0	56
04/2013		4,939		268,089	DUB	0	(26)	(26)
04/2013		10,080		562,363	HUS	225	0	225
04/2013		545,806		30,445,366	JPM	12,106	(18)	12,088
04/2013		10,000		558,100	UAG	227	0	227
04/2013		1,215	JPY	113,529	HUS	0	(9)	(9)
04/2013		219	MXN	2,867	DUB	13	0	13
04/2013		5,057		67,915	FBF	441	0	441
04/2013		132,978		1,741,166	HUS	7,977	0	7,977
04/2013		11,234		146,998	JPM	666	0	666
04/2013		392,463		5,128,957	MSC	22,749	0	22,749
04/2013		90,194		1,172,131	UAG	4,695	0	4,695
04/2013		341,339	MYR	1,043,457	FBF	0	(4,182)	(4,182)
04/2013		7,280	PEN	18,851	CBK	0	(7)	(7)
04/2013		15,900		41,174	DUB	0	(15)	(15)
04/2013		16,406		42,483	JPM	0	(15)	(15)
04/2013		266,940	RUB	8,242,245	BRC	0	(3,058)	(3,058)
04/2013		206,430		6,351,226	DUB	0	(3,090)	(3,090)
04/2013		167,570		5,152,100	HUS	0	(2,621)	(2,621)
04/2013		12,576		383,412	JPM	0	(301)	(301)
04/2013		5,360		164,472	MSC	0	(94)	(94)
04/2013		314,735	SGD	386,151	CBK	0	(3,401)	(3,401)
04/2013		56,338		69,466	JPM	0	(332)	(332)
04/2013		239,095		295,895	UAG	0	(530)	(530)
04/2013		19,434	THB	588,799	CBK	652	0	652
04/2013		5,696		173,032	DUB	207	0	207
04/2013		56,839		1,733,974	FBF	2,314	0	2,314
04/2013		15,878		474,911	HUS	323	0	323
04/2013		173,338		5,235,497	SCX	5,265	0	5,265
04/2013		15,876		474,692	UAG	318	0	318
04/2013		8,609	TRY	15,453	DUB	0	(100)	(100)
04/2013		28,512		52,063	FBF	156	0	156
04/2013		32,100		58,644	GLM	191	0	191
04/2013		13,007		23,298	HUS	0	(178)	(178)
04/2013		51,977		94,466	JPM	172	(133)	39
04/2013		3,206		5,710	MSC	0	(62)	(62)

88	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	$	149,296	TWD	4,306,447	BRC	$0	$(5,187)	$(5,187)
04/2013		52,062		1,501,471	DUB	0	(1,818)	(1,818)
04/2013		153,428		4,425,935	SCX	0	(5,321)	(5,321)
04/2013		17,513	ZAR	159,919	BRC	8	(188)	(180)
04/2013		83,598		729,943	HUS	0	(4,500)	(4,500)
04/2013		6,375		56,604	MSC	0	(235)	(235)
04/2013	ZAR	139,673	$	15,212	BRC	167	(90)	77
04/2013		50,968		5,807	DUB	284	0	284
04/2013		28,100		3,133	FBF	85	0	85
04/2013		182,033		20,273	HUS	542	0	542
04/2013		1,644,049		186,437	JPM	8,291	0	8,291
04/2013		47,538		5,400	MSC	249	0	249
04/2013		40,042		4,382	UAG	42	0	42
05/2013	CHF	21,608		23,565	BRC	791	0	791
05/2013	JPY	9,530,000		102,148	CBK	882	0	882
05/2013		6,090,000		65,131	FBF	415	0	415
05/2013	KRW	5,284,554		4,785	BRC	53	0	53
05/2013		35,123,686		31,552	HUS	102	0	102
05/2013	MXN	901,170		70,550	BOA	0	(2,203)	(2,203)
05/2013		901,170		70,578	UAG	0	(2,175)	(2,175)
05/2013	PLN	61,443		19,299	BRC	496	0	496
05/2013		29,130		9,181	MSC	266	0	266
05/2013	$	48,902	CZK	922,028	BRC	0	(3,035)	(3,035)
05/2013		52,906		1,005,701	RBC	0	(2,876)	(2,876)
05/2013		32,163	KRW	35,064,200	HUS	0	(767)	(767)
05/2013		393	PLN	1,230	BOA	0	(17)	(17)
05/2013		192,450		600,000	DUB	0	(8,836)	(8,836)
05/2013		2,565		7,984	GLM	0	(122)	(122)
05/2013		100,786		313,294	UAG	0	(4,911)	(4,911)
05/2013		21,797	RON	71,681	BPS	0	(1,100)	(1,100)
05/2013		69,205		226,992	HUS	0	(3,663)	(3,663)
05/2013		30,020		98,514	JPM	0	(1,575)	(1,575)
06/2013	BRL	10,999	$	5,500	FBF	94	0	94
06/2013	EUR	74,473		97,353	BRC	1,838	0	1,838
06/2013		110,930		144,299	DUB	2,027	0	2,027
06/2013		7,996		10,361	RBC	105	0	105
06/2013	GBP	3,858		5,763	BRC	0	(97)	(97)
06/2013		7,863		11,883	HUS	0	(60)	(60)
06/2013		8,222		12,431	RYL	0	(57)	(57)
06/2013	KRW	2,710,920		2,460	BPS	35	0	35
06/2013		3,140,168		2,830	JPM	21	0	21
06/2013	MXN	127,753		10,229	BOA	0	(38)	(38)
06/2013		236,012		18,267	BPS	0	(701)	(701)
06/2013		259,401		20,740	CBK	0	(107)	(107)
06/2013		377,490		30,055	HUS	0	(283)	(283)
06/2013		404,292		31,701	JPM	0	(791)	(791)
06/2013		220,280		17,538	UAG	0	(165)	(165)
06/2013	$	212,388	BRL	423,666	FBF	0	(4,178)	(4,178)
06/2013		108,176		217,109	UAG	0	(1,478)	(1,478)
06/2013		36,094	CLP	17,373,912	BRC	426	0	426
06/2013		25,081		12,023,632	CBK	193	0	193
06/2013		41,701		20,000,000	JPM	339	0	339
06/2013		10,434		5,000,000	MSC	76	0	76
06/2013		315	EUR	243	CBK	0	(4)	(4)
06/2013		10,242		7,865	DUB	0	(155)	(155)
06/2013		8,652	MXN	108,408	BOA	61	0	61
06/2013		44,891		559,872	BRC	80	0	80
06/2013		257,612		3,205,781	DUB	0	(131)	(131)
06/2013		629		7,959	JPM	10	0	10
06/2013		271,104		3,375,109	UAG	0	(22)	(22)
07/2013	MYR	230,696	$	75,072	CBK	779	0	779
07/2013	$	25,801	IDR	255,767,528	CBK	141	0	141
07/2013		70,158		690,140,271	DUB	0	(157)	(157)
07/2013		46,743		461,936,295	HUS	110	0	110
07/2013		89,611		884,901,471	JPM	144	0	144
07/2013		7,911		78,351,372	SCX	36	0	36
07/2013		6,379		63,107,209	UAG	22	0	22
07/2013		53,543	ILS	195,744	MSC	95	0	95
07/2013		12,661	INR	703,172	BRC	0	(13)	(13)
07/2013		21,823		1,208,218	CBK	0	(91)	(91)
07/2013		6,738		373,949	DUB	0	(12)	(12)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	89

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
07/2013	$	54,103	INR	3,000,000	GLM	$0	$(144)	$(144)
07/2013		27,986		1,546,919	JPM	0	(163)	(163)
07/2013		16,924		938,170	SCX	0	(50)	(50)
07/2013		77,817		4,304,081	UAG	17	(420)	(403)
07/2013		12,092	MYR	37,649	BPS	29	0	29
07/2013		4,184		13,160	BRC	53	0	53
07/2013		15,987		50,270	HUS	199	0	199
07/2013		12,547		39,133	JPM	53	0	53
07/2013		14,716		46,230	UAG	168	0	168
07/2013		24,673	PHP	1,000,000	BRC	0	(136)	(136)
07/2013		17,295		701,381	CBK	0	(85)	(85)
07/2013		22,200		900,000	FBF	0	(117)	(117)
07/2013		11,154		452,417	JPM	0	(53)	(53)
07/2013		41,265		1,672,705	UAG	0	(223)	(223)
07/2013		62,404	SGD	77,471	FBF	72	0	72
07/2013		49,484		61,779	HUS	337	0	337
07/2013		55,445		69,236	JPM	389	0	389
07/2013		64,081		80,000	UAG	434	0	434
07/2013		57,428	THB	1,687,465	CBK	0	(166)	(166)
07/2013		206,964		6,097,721	FBF	389	(434)	(45)
07/2013		210		6,170	HUS	0	(1)	(1)
07/2013		9,841		289,136	UAG	0	(30)	(30)
08/2013	CNY	42,147	$	6,706	BRC	0	0	0
08/2013	$	4,702	CNY	29,512	BRC	0	(7)	(7)
08/2013		101,198		636,365	DUB	119	(71)	48
08/2013		591,358		3,715,029	UAG	409	(700)	(291)
04/2014		8,166		50,000	RYL	0	(244)	(244)
01/2015	CNY	2,582	$	405	GLM	0	(1)	(1)
01/2015	$	405	CNY	2,582	HUS	1	0	1
09/2015		2,000		11,918	CBK	0	(135)	(135)
09/2015		10,090		61,375	DUB	0	(483)	(483)
04/2016		5,000		29,900	DUB	0	(341)	(341)

						$110,035	$(102,957)	$7,078

(l)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Bermuda
Corporate Bonds & Notes	$0	$16,653	$0	$16,653
Brazil
Corporate Bonds & Notes	0	227,837	21,003	248,840
Sovereign Issues	0	208,396	0	208,396
Cayman Islands
Asset-Backed Securities	0	6,881	4,665	11,546
Corporate Bonds & Notes	0	58,098	0	58,098
Chile
Corporate Bonds & Notes	0	44,540	0	44,540
China
Sovereign Issues	0	17,377	0	17,377
Colombia
Sovereign Issues	0	92,219	0	92,219
Czech Republic
Corporate Bonds & Notes	0	425	0	425
Egypt
Corporate Bonds & Notes	0	1,937	0	1,937
France
Corporate Bonds & Notes	0	1,991	0	1,991
Guatemala
Sovereign Issues	0	15,942	0	15,942
India
Corporate Bonds & Notes	0	45,293	0	45,293
Indonesia
Sovereign Issues	0	247,602	0	247,602

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Ireland
Asset-Backed Securities	$0	$2,751	$0	$2,751
Corporate Bonds & Notes	0	177,976	0	177,976
Italy
Sovereign Issues	0	13,593	0	13,593
Kazakhstan
Corporate Bonds & Notes	0	270,734	0	270,734
Lithuania
Sovereign Issues	0	218	0	218
Luxembourg
Corporate Bonds & Notes	0	419,244	0	419,244
Malaysia
Corporate Bonds & Notes	0	1,607	0	1,607
Mexico
Corporate Bonds & Notes	0	103,285	1,958	105,243
Sovereign Issues	0	174,473	0	174,473
Netherlands
Asset-Backed Securities	0	458	0	458
Corporate Bonds & Notes	0	184,545	0	184,545
Panama
Sovereign Issues	0	152,488	0	152,488
Peru
Sovereign Issues	0	72,062	0	72,062
Poland
Sovereign Issues	0	66,660	0	66,660
Qatar
Corporate Bonds & Notes	0	99,585	0	99,585
Sovereign Issues	0	56,651	0	56,651

90	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Russia
Corporate Bonds & Notes	$0	$39,157	$0	$39,157
Sovereign Issues	0	223,860	0	223,860
Singapore
Corporate Bonds & Notes	0	3,811	0	3,811
South Africa
Sovereign Issues	0	356,258	0	356,258
South Korea
Corporate Bonds & Notes	0	237,006	0	237,006
Sovereign Issues	0	25,774	0	25,774
Spain
Sovereign Issues	0	36,453	0	36,453
Sri Lanka
Sovereign Issues	0	13,107	0	13,107
Turkey
Corporate Bonds & Notes	0	600	0	600
Sovereign Issues	0	166,616	0	166,616
United Arab Emirates
Corporate Bonds & Notes	0	232	0	232
Sovereign Issues	0	12,405	0	12,405
United Kingdom
Corporate Bonds & Notes	0	20,121	0	20,121
United States
Asset-Backed Securities	0	4,662	0	4,662
Corporate Bonds & Notes	0	225,255	0	225,255
Mortgage-Backed Securities	0	13,895	0	13,895
U.S. Government Agencies	0	8,518	0	8,518
Venezuela
Corporate Bonds & Notes	0	11,734	0	11,734
Virgin Islands (British)
Corporate Bonds & Notes	0	19,529	0	19,529

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Short-Term Instruments
Certificates of Deposit	$0	$433,498	$0	$433,498
Commercial Paper	0	240,843	0	240,843
Repurchase Agreements	0	7,000	0	7,000
Short-Term Notes	0	136,048	0	136,048
Japan Treasury Bills	0	165,916	0	165,916
Malaysia Treasury Bills	0	240,948	0	240,948
Mexico Treasury Bills	0	500,533	0	500,533
U.S. Treasury Bills	0	31,847	0	31,847
U.S. Treasury Cash Management Bills	0	310	0	310
Central Funds Used for Cash Management Purposes	811,563	0	0	811,563
	$811,563	$5,957,457	$27,626	$6,796,646

Short Sales, at value	$0	$(16,167)	$0	$(16,167)

Financial Derivative Instruments - Assets
Credit Contracts	0	1,767	0	1,767
Foreign Exchange Contracts	0	110,035	0	110,035
Interest Rate Contracts	603	2,952	0	3,555
	$603	$114,754	$0	$115,357

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(46)	0	(46)
Foreign Exchange Contracts	0	(103,863)	0	(103,863)
Interest Rate Contracts	0	(3,063)	0	(3,063)
	$0	$(106,972)	$0	$(106,972)

Totals	$812,166	$5,949,072	$27,626	$6,788,864

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (2)
Investments, at value
Brazil
Corporate Bonds & Notes	$13,506	$15,408	$0	$(58)	$0	$134	$0	$(7,987)	$21,003	$98
Cayman Islands
Asset-Backed Securities	4,422	1,557	(1,400)	18	21	47	0	0	4,665	45
Mexico
Corporate Bonds & Notes	0	2,613	0	82	0	(737)	0	0	1,958	(737)
South Korea
Corporate Bonds & Notes	51,231	8,685	(29,260)	20	0	(75)	0	(30,601)	0	0
Short-Term Instruments
Short-Term Notes	13,746	0	(13,890)	114	0	30	0	0	0	0

Totals	$82,905	$28,263	$(44,550)	$176	$21	$(601)	$0	$(38,588)	$27,626	$(594)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	91

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Brazil
Corporate Bonds & Notes	$21,003	Benchmark Pricing	Base Price	101.00
Cayman Islands
Asset-Backed Securities	1,232	Benchmark Pricing	Base Price	98.65
	3,433	Third Party Vendor	Broker Quote	100.21
Mexico
Corporate Bonds & Notes	1,958	Benchmark Pricing	Base Price	62.00

Total	$27,626

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(m)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$110,035	$0	$110,035
Unrealized appreciation on OTC swap agreements	0	1,767	0	0	2,952	4,719

	$0	$1,767	$0	$110,035	$2,952	$114,754

Liabilities:
Written options outstanding	$0	$0	$0	$906	$1,354	$2,260
Variation margin payable on financial derivative instruments (2)	0	0	0	0	250	250
Unrealized depreciation on foreign currency contracts	0	0	0	102,957	0	102,957
Unrealized depreciation on OTC swap agreements	0	46	0	0	1,016	1,062

	$0	$46	$0	$103,863	$2,620	$106,529

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on futures contracts	$0	$0	$0	$0	$(3,898)	$(3,898)
Net realized gain on written options	0	0	0	199	1,269	1,468
Net realized gain on swaps	0	1,555	0	0	4,551	6,106
Net realized gain on foreign currency transactions	0	0	0	200,977	0	200,977

	$0	$1,555	$0	$201,176	$1,922	$204,653

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$(209)	$0	$(209)
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(253)	(253)
Net change in unrealized appreciation on written options	0	0	0	813	1,441	2,254
Net change in unrealized appreciation (depreciation) on swaps	0	1,240	0	0	(4,876)	(3,636)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(86,492)	0	(86,492)

	$0	$1,240	$0	$(85,888)	$(3,688)	$(88,336)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $603 and open centrally cleared swaps cumulative (depreciation) of $(693) as reported in the Notes to Schedule of Investments.

92	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

(n)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(4,224)	$3,936	$(288)
BPS	(1,658)	1,679	21
BRC	(11,064)	10,533	(531)
CBK	(653)	599	(54)
DUB	(5,771)	5,958	187
FBF	(1,115)	545	(570)
GLM	(542)	740	198
GST	318	(360)	(42)
HUS	(3,450)	3,958	508
JPM	12,996	(13,600)	(604)
MSC	19,673	(37,780)	(18,107)
MYC	(876)	614	(262)
RBC	(2,771)	2,878	107
RYL	(470)	511	41
SCX	384	(280)	104
SOG	(158)	0	(158)
UAG	3,251	(3,940)	(689)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	93

Schedule of Investments PIMCO Emerging Markets Full Spectrum Bond Fund

March 31, 2013

	SHARES	MARKET VALUE (000S)
UNITED STATES (a)(b) 94.6%

MUTUAL FUNDS 94.6%
PIMCO Emerging Local Bond Fund	278,874	$3,023
PIMCO Emerging Markets Bond Fund	43,459	530
PIMCO Emerging Markets Corporate Bond Fund	122,017	1,481

Total United States (Cost $5,064)		5,034

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.0%

REPURCHASE AGREEMENTS 1.9%
State Street Bank and Trust Co.
0.010% due 04/01/2013	$100	$100

(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $105. Repurchase proceeds are $100.)

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (a) 0.1%
PIMCO Short-Term Floating NAV Portfolio	501	$5

Total Short-Term Instruments (Cost $105)		105

Total Investments 96.6% (Cost $5,169)		$5,139

Other Assets and Liabilities (Net) 3.4%		183

Net Assets 100.0%		$5,322

Notes to Schedule of Investments (amounts in thousands):

(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.
(c)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
United States
Mutual Funds	$5,034	$0	$0	$5,034
Short-Term Instruments
Repurchase Agreements	0	100	0	100
Central Funds Used for Cash Management Purposes	5	0	0	5
	$5,039	$100	$0	$5,139

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

94	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged)

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 2.1%

CORPORATE BONDS & NOTES 0.9%
Australia & New Zealand Banking Group Ltd.
1.000% due 10/06/2015		$3,300	$3,327
Commonwealth Bank of Australia
0.560% due 09/17/2014		12,200	12,255
0.725% due 07/12/2013		14,800	14,819
ING Bank Australia Ltd.
3.332% due 08/28/2013	AUD	1,000	1,041
3.690% due 06/24/2014		10,000	10,459
Macquarie Bank Ltd.
3.300% due 07/17/2014		$1,300	1,349
Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021		1,100	1,219
Westpac Banking Corp.
2.450% due 11/28/2016		100	105
2.900% due 09/10/2014		600	622

			45,196

MORTGAGE-BACKED SECURITIES 0.3%
Crusade Global Trust
3.116% due 08/14/2037	AUD	6,421	6,607
Puma Finance Ltd.
0.429% due 02/21/2038		$1,818	1,804
3.430% due 08/22/2037	AUD	3,200	3,262
3.583% due 07/12/2036		766	783
Superannuation Members Home Loan Securitisation Fund
4.553% due 09/09/2041		345	363
Torrens Trust
0.375% due 10/15/2036	EUR	574	734
3.465% due 10/19/2038	AUD	3,212	3,317

			16,870

SOVEREIGN ISSUES 0.9%
New South Wales Treasury Corp.
6.000% due 02/01/2018		3,300	3,793
6.000% due 03/01/2022		13,800	16,317
New South Wales Treasury Corp. CPI Linked Bond
2.750% due 11/20/2025		18,000	24,440

			44,550

Total Australia (Cost $99,080)			106,616

BELGIUM 0.2%

SOVEREIGN ISSUES 0.2%
Belgium Government International Bond
2.750% due 03/05/2015		$8,400	8,732

Total Belgium (Cost $8,541)			8,732

CANADA 2.2%

CORPORATE BONDS & NOTES 0.4%
Caisse Centrale Desjardins du Quebec
2.550% due 03/24/2016		$4,700	4,964
Citigroup Finance Canada, Inc.
5.500% due 05/21/2013	CAD	3,900	3,861
National Bank of Canada
2.200% due 10/19/2016		$10,300	10,801

			19,626

SOVEREIGN ISSUES 1.8%
Canada Government Bond
1.500% due 12/01/2044 (d)	CAD	210	267
4.000% due 06/01/2041		4,300	5,510

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Province of British Columbia
4.300% due 06/18/2042	CAD	3,100	$3,511
Province of Ontario
2.100% due 09/08/2018		9,300	9,224
2.450% due 06/29/2022		$6,600	6,635
3.150% due 06/02/2022	CAD	25,100	25,698
Province of Quebec
3.000% due 09/01/2023		21,800	21,621
3.500% due 12/01/2022		5,000	5,215
4.250% due 12/01/2021		10,000	11,074
5.000% due 12/01/2041		100	122
6.000% due 10/01/2029		2,000	2,608

			91,485

Total Canada (Cost $110,014)			111,111

CAYMAN ISLANDS 0.5%

ASSET-BACKED SECURITIES 0.5%
ALM Loan Funding
1.089% due 11/20/2020		$2,316	2,311
Avalon Capital Ltd.
0.558% due 02/24/2019		845	841
BlackRock Senior Income Series Corp.
0.542% due 04/20/2019		1,494	1,465
Duane Street CLO Ltd.
0.543% due 11/08/2017		1,534	1,532
Galaxy CLO Ltd.
0.541% due 04/25/2019		3,452	3,396
Hillmark Funding
0.539% due 05/21/2021		8,200	8,014
ING Investment Management Co.
0.557% due 12/01/2017		1,246	1,231
Lafayette CLO Ltd.
1.683% due 09/06/2022		1,653	1,654
Octagon Investment Partners Ltd.
0.587% due 11/28/2018		3,182	3,145
Pacifica CDO Ltd.
0.561% due 01/26/2020		1,213	1,206
0.670% due 05/13/2016		111	111
Plymouth Rock CLO Ltd.
1.790% due 02/16/2019		83	83
Sagamore CLO Ltd.
0.844% due 10/15/2015		143	143
Stone Tower CLO Ltd.
0.533% due 04/17/2021		700	678
Wind River CLO Ltd.
0.610% due 12/19/2016		424	423

Total Cayman Islands (Cost $25,680)			26,233

DENMARK 0.3%

CORPORATE BONDS & NOTES 0.0%
Realkredit Danmark A/S
1.340% due 01/01/2038	DKK	4,624	819

SOVEREIGN ISSUES 0.3%
Denmark Government Bond
3.000% due 11/15/2021		69,100	13,769

Total Denmark (Cost $13,431)			14,588

FRANCE 3.2%

ASSET-BACKED SECURITIES 0.0%
Titrisocram
1.088% due 03/25/2022	EUR	382	493

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 3.2%
BNP Paribas Home Loan SFH
4.750% due 05/28/2013	EUR	3,100	$4,000
Cie de Financement Foncier S.A.
2.500% due 09/16/2015		$13,300	13,838
Credit Agricole Home Loan SFH
1.052% due 07/21/2014		16,600	16,644
Credit Agricole S.A.
2.625% due 01/21/2014		600	607
Dexia Credit Local S.A.
0.781% due 04/29/2014		8,350	8,299
2.750% due 01/10/2014		76,400	77,479
2.750% due 04/29/2014		32,500	33,279
GCE Covered Bonds S.A.
2.125% due 06/03/2014	EUR	1,100	1,440
Vivendi S.A.
6.625% due 04/04/2018		$7,000	8,198

			163,784

Total France (Cost $160,576)			164,277

GERMANY 10.6%

CORPORATE BONDS & NOTES 7.4%
FMS Wertmanagement AoeR
0.351% due 02/18/2015	EUR	8,500	10,925
0.737% due 06/16/2014	GBP	5,200	7,931
2.375% due 12/15/2014	EUR	79,300	105,520
2.750% due 06/03/2016		16,200	22,229
3.375% due 06/17/2021		26,100	38,323
KFW
0.625% due 05/29/2015		42,500	55,025
2.000% due 09/07/2016		6,850	9,263
2.750% due 09/07/2015	GBP	20,000	32,028
5.500% due 02/09/2022	AUD	15,600	17,480
6.000% due 08/20/2020		3,000	3,473
6.250% due 05/19/2021		21,000	24,693
Landwirtschaftliche Rentenbank
3.750% due 04/12/2013	EUR	3,000	3,849
5.500% due 03/09/2020	AUD	25,500	28,534
5.500% due 03/29/2022		20,000	22,348

			381,621

SOVEREIGN ISSUES 3.2%
Republic of Germany
0.100% due 04/15/2023 (d)	EUR	5,492	7,515
1.750% due 07/04/2022		15,600	21,013
2.500% due 07/04/2044		18,400	25,117
3.000% due 07/04/2020		12,000	17,854
3.250% due 07/04/2021		1,600	2,425
4.000% due 01/04/2037		8,600	14,816
4.750% due 07/04/2034		18,000	33,484
5.500% due 01/04/2031		17,800	34,658
5.625% due 01/04/2028		3,000	5,734
6.250% due 01/04/2030		40	83
State of North Rhine-Westphalia
4.000% due 02/14/2014		100	132

			162,831

Total Germany (Cost $549,424)			544,452

IRELAND 1.1%

ASSET-BACKED SECURITIES 0.2%
Dryden Leveraged Loan CDO
0.555% due 08/08/2022	EUR	2,762	3,447
Magi Funding PLC
0.671% due 04/11/2021		4,713	5,909

			9,356

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	95

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.8%
Depfa ACS Bank
3.875% due 07/15/2013	EUR	4,500	$5,819
4.375% due 01/15/2015		2,900	3,924
German Postal Pensions Securitisation PLC
3.375% due 01/18/2016		11,800	16,282
4.250% due 01/18/2017		6,000	8,690
4.375% due 01/18/2022		1,000	1,563
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125% due 04/30/2018		$3,500	4,171
Zurich Insurance Co. Ltd. Via Cloverie PLC
12.000% due 07/15/2014 (e)	EUR	200	287

			40,736

MORTGAGE-BACKED SECURITIES 0.1%
Emerald Mortgages PLC
0.238% due 07/15/2048		1,477	1,464
Opera Finance PLC
0.385% due 01/15/2015		4,313	5,122

			6,586

Total Ireland (Cost $58,015)			56,678

ITALY 1.6%

ASSET-BACKED SECURITIES 0.6%
Berica ABS SRL
0.513% due 12/30/2055	EUR	23,000	28,605

CORPORATE BONDS & NOTES 0.3%
Intesa Sanpaolo SpA
2.688% due 02/24/2014		$4,800	4,829
6.500% due 02/24/2021		11,900	12,287

			17,116

MORTGAGE-BACKED SECURITIES 0.4%
Berica Residential MBS SRL
0.537% due 03/31/2048	EUR	17,510	20,704

SOVEREIGN ISSUES 0.3%
Italy Government International Bond
6.000% due 08/04/2028	GBP	10,900	17,015

Total Italy (Cost $78,750)			83,440

JAPAN 2.0%

CORPORATE BONDS & NOTES 0.2%
Tokyo Electric Power Co., Inc.
0.675% due 05/30/2013	JPY	80,000	848
0.775% due 04/25/2013		30,000	318
1.094% due 04/25/2013		20,000	212
1.415% due 12/24/2013		50,000	528
1.470% due 10/28/2013		20,000	212
4.500% due 03/24/2014	EUR	5,900	7,733
4.750% due 02/28/2014	JPY	60,000	652

			10,503

SOVEREIGN ISSUES 1.8%
Japan Government International Bond
0.900% due 03/20/2022		8,250,000	91,305

Total Japan (Cost $115,418)			101,808

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JERSEY, CHANNEL ISLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%
HBOS Capital Funding LP
6.461% due 11/30/2018 (e)	GBP	9,000	$12,889

Total Jersey, Channel Islands (Cost $12,243)			12,889

LUXEMBOURG 0.4%

ASSET-BACKED SECURITIES 0.1%
Asset-Backed European Securitisation Transaction SRL
1.018% due 09/21/2020	EUR	38	49
Penta CLO S.A.
0.564% due 06/04/2024		2,518	3,060

			3,109

CORPORATE BONDS & NOTES 0.3%
Fiat Finance & Trade S.A.
6.875% due 02/13/2015		5,700	7,686
Hypothekenbank Frankfurt International S.A.
4.005% due 06/13/2014		$6,200	6,296
			13,982

Total Luxembourg (Cost $17,300)			17,091

MEXICO 1.1%

SOVEREIGN ISSUES 1.1%
Mexico Government International Bond
1.290% due 06/08/2015	JPY	5,500,000	58,836

Total Mexico (Cost $70,201)			58,836

NETHERLANDS 2.4%

ASSET-BACKED SECURITIES 0.7%
Chapel BV
0.886% due 11/17/2064	EUR	972	922
Euro-Galaxy CLO BV
0.449% due 10/23/2021		8,752	11,003
Eurocredit CDO BV
0.686% due 02/22/2020		2,489	3,144
Globaldrive BV
0.869% due 04/20/2019		3,062	3,946
1.719% due 04/20/2018		1,033	1,336
Grosvenor Place CLO BV
0.454% due 07/20/2021		3,174	3,986
0.771% due 07/20/2021	GBP	5,263	7,826
Jubilee CDO BV
0.806% due 10/15/2019	EUR	1,444	1,837

			34,000

CORPORATE BONDS & NOTES 1.7%
Achmea Hypotheekbank NV
0.648% due 11/03/2014		$6,600	6,603
Bank Nederlandse Gemeenten
1.375% due 03/19/2018		10,000	10,082
Fortis Bank Nederland NV
3.375% due 05/19/2014	EUR	14,900	19,806
GMAC International Finance BV
7.500% due 04/21/2015		2,100	2,937
ING Bank NV
2.500% due 01/14/2016		$14,000	14,610
LeasePlan Corp. NV
3.250% due 05/22/2014	EUR	9,500	12,605
NIBC Bank NV
0.667% due 12/02/2014		$17,600	17,531

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.800% due 12/02/2014		$400	$416
3.500% due 04/07/2014	EUR	3,000	3,973
Royal Bank of Scotland NV
0.950% due 06/08/2015		500	612
Ziggo Finance BV
6.125% due 11/15/2017		150	202

			89,377

Total Netherlands (Cost $123,878)			123,377

NEW ZEALAND 3.7%

SOVEREIGN ISSUES 3.7%
New Zealand Government Bond
5.000% due 03/15/2019	NZD	97,700	90,448
5.500% due 04/15/2023		36,100	35,299
6.000% due 12/15/2017		7,200	6,858
6.000% due 05/15/2021		49,000	48,755
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025		10,600	9,547

Total New Zealand (Cost $166,044)			190,907

NORWAY 1.6%

CORPORATE BONDS & NOTES 1.6%
DNB Boligkreditt A/S
2.375% due 07/20/2016	EUR	2,800	3,743
2.900% due 03/29/2017		$10,000	10,628
Eksportfinans ASA
0.505% due 04/05/2013		4,375	4,374
0.505% due 10/07/2013		1,600	1,581
0.890% due 06/16/2015	JPY	300,000	2,935
1.570% due 02/14/2018		500,000	4,524
1.600% due 03/20/2014		144,000	1,497
2.000% due 09/15/2015		$6,500	6,244
2.375% due 05/25/2016		10,000	9,520
3.000% due 11/17/2014		15,769	15,696
4.750% due 06/11/2013	EUR	1,550	2,003
5.500% due 05/25/2016		$1,200	1,248
Nordea Eiendomskreditt A/S
0.725% due 04/07/2015		15,800	15,862

			79,855

SOVEREIGN ISSUES 0.0%
Kommunalbanken A/S
4.500% due 07/18/2022	AUD	1,900	1,958

Total Norway (Cost $80,563)			81,813

SOUTH AFRICA 0.1%

SOVEREIGN ISSUES 0.1%
South Africa Government International Bond
8.000% due 12/21/2018	ZAR	55,300	6,533
8.250% due 09/15/2017		100	12

Total South Africa (Cost $7,165)			6,545

SOUTH KOREA 0.1%

CORPORATE BONDS & NOTES 0.1%
Export-Import Bank of Korea
5.750% due 05/22/2013	EUR	5,300	6,854

Total South Korea (Cost $8,190)			6,854

SPAIN 3.7%

CORPORATE BONDS & NOTES 0.6%
Banco Bilbao Vizcaya Argentaria S.A.
3.000% due 10/09/2014	EUR	12,800	16,743

96	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banco Espanol de Credito S.A.
3.500% due 01/27/2015	EUR	2,000	$2,629
4.250% due 09/16/2014		3,400	4,516
Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		$5,500	5,562

			29,450

SOVEREIGN ISSUES 3.1%
Autonomous Community of Madrid Spain
4.305% due 03/06/2014	EUR	18,000	23,662
5.750% due 02/01/2018		2,400	3,184
Fondo de Reestructuracion Ordenada Bancaria
4.400% due 10/21/2013		1,800	2,345
Instituto de Credito Oficial
1.961% due 03/25/2014		38,100	48,223
4.000% due 12/08/2014	GBP	4,000	6,138
4.375% due 03/31/2014	EUR	1,200	1,577
4.500% due 07/08/2014		10,700	14,112
Junta de Castilla y Leon
6.270% due 02/19/2018		11,600	15,564
Spain Government International Bond
3.625% due 06/17/2013		$9,300	9,314
5.250% due 04/06/2029	GBP	1,600	2,243
Xunta de Galicia
6.131% due 04/03/2018	EUR	17,200	23,028
6.964% due 12/28/2017		3,000	4,153

			153,543

Total Spain (Cost $187,373)			182,993

SUPRANATIONAL 2.9%

CORPORATE BONDS & NOTES 2.9%
African Development Bank
5.250% due 03/23/2022	AUD	3,100	3,464
European Union
2.375% due 10/04/2018	EUR	4,700	6,504
2.500% due 12/04/2015		17,200	23,357
2.750% due 06/03/2016		12,700	17,486
3.125% due 01/27/2015		11,900	16,069
3.250% due 11/07/2014		1,650	2,222
3.250% due 04/04/2018		26,300	37,763
3.375% due 05/10/2019		1,000	1,459
3.375% due 04/04/2032		17,900	25,854
3.500% due 06/04/2021		500	739
Inter-American Development Bank
6.000% due 02/26/2021	AUD	5,500	6,465
International Finance Corp.
5.000% due 08/03/2016		2,300	2,515
5.750% due 06/24/2014		6,700	7,197

Total Supranational (Cost $150,898)			151,094

SWEDEN 0.6%

CORPORATE BONDS & NOTES 0.6%
Nordea Bank AB
3.125% due 03/20/2017		$100	106
Stadshypotek AB
0.834% due 09/30/2013		14,500	14,536
1.450% due 09/30/2013		14,100	14,180
4.250% due 10/10/2017	AUD	1,200	1,249

Total Sweden (Cost $29,949)			30,071

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
THAILAND 0.0%

CORPORATE BONDS & NOTES 0.0%
Thai Oil PCL
3.625% due 01/23/2023		$900	$910

Total Thailand (Cost $895)			910

UNITED KINGDOM 17.6%

BANK LOAN OBLIGATIONS 0.2%
Virgin Media Investment Holdings Ltd.
3.750% due 02/08/2020		$10,700	10,660

CORPORATE BONDS & NOTES 3.2%
Abbey National Treasury Services PLC
3.125% due 06/30/2015	EUR	35,200	46,629
Bank of Scotland PLC
4.500% due 10/23/2013		600	787
7.286% due 05/31/2016 (e)	GBP	4,975	7,537
Barclays Bank PLC
2.250% due 05/10/2017		$17,800	18,583
Bradford & Bingley PLC
4.250% due 05/04/2016	EUR	17,700	25,015
HBOS PLC
0.984% due 09/30/2016		$2,100	1,992
6.750% due 05/21/2018		5,435	6,071
LBG Capital PLC
6.385% due 05/12/2020	EUR	200	258
6.439% due 05/23/2020		300	387
7.375% due 03/12/2020		400	527
7.625% due 12/09/2019	GBP	800	1,256
7.869% due 08/25/2020		1,300	2,081
7.875% due 11/01/2020		$1,100	1,209
8.000% due 06/15/2020 (e)		500	537
8.500% due 12/17/2021 (e)		17,858	19,143
Lloyds TSB Bank PLC
12.000% due 12/16/2024 (e)		6,000	8,047
Pearson Dollar Finance PLC
5.500% due 05/06/2013		2,500	2,510
5.700% due 06/01/2014		6,800	7,079
Rexam PLC
6.750% due 06/01/2013		1,000	1,019
Royal Bank of Scotland Group PLC
6.666% due 10/05/2017 (e)	CAD	4,700	4,172
Royal Bank of Scotland PLC
2.750% due 08/18/2014	EUR	2,700	3,479
3.687% due 02/17/2017	AUD	2,100	1,891
3.858% due 10/27/2014		900	916
Tate & Lyle International Finance PLC
5.000% due 11/15/2014		$1,100	1,161
Virgin Media Secured Finance PLC
5.250% due 01/15/2021		3,900	4,093

			166,379

MORTGAGE-BACKED SECURITIES 3.6%
Alba PLC
0.363% due 12/15/2038	EUR	463	530
EuroMASTR PLC
0.707% due 06/15/2040	GBP	493	656
Eurosail PLC
0.361% due 03/13/2045	EUR	527	626
0.667% due 06/10/2044	GBP	11,498	16,606
Fosse Master Issuer PLC
2.611% due 10/18/2054		15,400	24,050
Granite Mortgages PLC
0.589% due 01/20/2044	EUR	2,929	3,723

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.827% due 03/20/2044	GBP	4,821	$7,224
0.827% due 06/20/2044		3,109	4,678
0.887% due 09/20/2044		2,152	3,234
0.891% due 01/20/2044		4,594	6,906
Holmes Master Issuer PLC
1.595% due 10/15/2054	EUR	10,084	13,023
Mall Funding PLC
1.191% due 04/22/2017	GBP	3,740	5,487
Mansard Mortgages PLC
1.157% due 12/15/2049		6,500	9,158
Newgate Funding PLC
0.452% due 12/01/2050	EUR	3,500	3,345
0.681% due 12/01/2050	GBP	1,200	1,627
0.803% due 12/15/2050	EUR	12,800	14,938
1.453% due 12/15/2050		2,400	2,373
1.507% due 12/15/2050	GBP	1,000	1,256
1.703% due 12/15/2050	EUR	4,000	2,889
1.757% due 12/15/2050	GBP	3,100	3,580
Opera Finance PLC
0.711% due 02/02/2017		15,926	23,680
Paragon Mortgages PLC
0.870% due 05/15/2041		608	840
Preferred Residential Securities
1.257% due 12/15/2042		795	800
ResLoc U.K. PLC
0.727% due 12/15/2043		2,858	3,243
RMAC Securities PLC
0.351% due 06/12/2044	EUR	4,118	4,825
0.430% due 06/12/2044		$441	404
0.677% due 06/12/2044	GBP	3,642	4,992
Southern Pacific Financing PLC
1.107% due 12/10/2042		456	573
Tenterden Funding PLC
2.007% due 03/21/2044		9,886	15,301
Windermere CMBS PLC
0.757% due 04/24/2017		2,474	3,602

			184,169

SOVEREIGN ISSUES 10.6%
United Kingdom Gilt
0.125% due 03/22/2024 (d)		37,014	65,239
0.125% due 03/22/2029 (d)		12,425	21,439
0.375% due 03/22/2062 (d)		5,421	10,511
1.750% due 09/07/2022		76,400	116,005
1.875% due 11/22/2022 (d)		66,820	138,191
4.250% due 12/07/2027		11,700	21,850
4.250% due 06/07/2032		9,400	17,497
4.250% due 03/07/2036		100	185
4.250% due 09/07/2039		8,400	15,513
4.750% due 12/07/2030		47,400	93,499
4.750% due 12/07/2038		14,800	29,497
6.000% due 12/07/2028		6,300	14,061

			543,487

Total United Kingdom (Cost $866,330)			904,695

UNITED STATES 20.3%

ASSET-BACKED SECURITIES 1.1%
Ameriquest Mortgage Securities, Inc.
1.074% due 07/25/2034		$980	869
Amortizing Residential Collateral Trust
0.784% due 07/25/2032		8	7
0.904% due 10/25/2031		3	3
Argent Securities, Inc.
1.024% due 02/25/2034		570	490
Asset-Backed Funding Certificates Trust
0.904% due 06/25/2034		3,492	3,357

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	97

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Asset-Backed Securities Trust
0.454% due 08/25/2020	$696	$526
0.604% due 09/25/2046	1,910	1,487
Carrington Mortgage Loan Trust
0.524% due 10/25/2035	45	45
CIT Group Home Equity Loan Trust
0.744% due 06/25/2033	36	34
Citibank Omni Master Trust
2.953% due 08/15/2018	2,100	2,175
Citigroup Mortgage Loan Trust, Inc.
0.264% due 05/25/2037	265	262
0.264% due 07/25/2045	2,358	1,753
0.274% due 05/25/2037	382	288
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033	211	220
6.681% due 12/01/2033	116	120
Countrywide Asset-Backed Certificates
0.384% due 08/25/2036	1,426	1,377
0.384% due 09/25/2036	196	195
0.544% due 12/25/2036^	168	89
0.684% due 12/25/2031	12	8
0.854% due 06/25/2035	500	490
5.103% due 05/25/2035	2,000	1,917
Credit Suisse First Boston Mortgage Securities Corp.
0.824% due 01/25/2032	2	2
Credit-Based Asset Servicing and Securitization LLC
0.324% due 07/25/2037	285	146
First Franklin Mortgage Loan Trust
0.564% due 10/25/2035	4,000	3,324
Home Equity Asset Trust
0.804% due 11/25/2032	1	1
Home Equity Mortgage Trust
6.000% due 01/25/2037	465	101
Indymac Residential Asset-Backed Trust
0.654% due 08/25/2035	1,000	969
Lehman XS Trust
0.354% due 04/25/2037	2,329	1,510
0.434% due 06/25/2046^	101	5
0.444% due 11/25/2046	276	54
0.524% due 11/25/2046^	901	252
Long Beach Mortgage Loan Trust
0.764% due 10/25/2034	360	323
1.029% due 06/25/2035	2,363	2,314
Merrill Lynch Mortgage Investors Trust
0.284% due 09/25/2037	223	62
0.324% due 02/25/2037	61	23
0.704% due 06/25/2036	1,000	854
Morgan Stanley ABS Capital
0.254% due 07/25/2036	132	52
1.149% due 06/25/2034	1,764	1,700
Morgan Stanley Home Equity Loan Trust
0.554% due 04/25/2037	2,000	1,071
Morgan Stanley Mortgage Loan Trust
0.274% due 01/25/2047	13	12
0.564% due 04/25/2037	689	354
5.919% due 09/25/2046	2,374	1,508
New Century Home Equity Loan Trust
1.089% due 05/25/2034	3,629	3,390
Novastar Home Equity Loan
0.914% due 12/25/2033	300	288
People’s Choice Home Loan Securities Trust
1.554% due 01/25/2035	2,000	1,394
Popular ABS Mortgage Pass-Through Trust
0.294% due 06/25/2047	1,085	964
0.514% due 06/25/2047	1,769	813
RAAC Series
1.404% due 09/25/2047	6,068	5,942

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Renaissance Home Equity Loan Trust
0.704% due 12/25/2033		$535	$537
Residential Asset Mortgage Products Trust
0.714% due 06/25/2035		2,000	1,814
Residential Asset Securities Corp. Trust
0.704% due 07/25/2032^		33	27
Securitized Asset-Backed Receivables LLC
0.244% due 01/25/2037		31	30
0.254% due 12/25/2036		51	26
0.264% due 12/25/2036^		40	12
SLM Student Loan Trust
0.473% due 09/15/2021	EUR	2,586	3,304
1.801% due 04/25/2023		$1,866	1,943
Soundview Home Loan Trust
0.264% due 11/25/2036		42	16
0.334% due 12/25/2036		2,137	2,045
0.454% due 08/25/2037		3,000	1,291
Structured Asset Investment Loan Trust
0.564% due 10/25/2035		1,480	1,435
Structured Asset Securities Corp.
0.604% due 05/25/2034		3	3
0.784% due 01/25/2033		7	7
1.704% due 04/25/2035		509	473
Washington Mutual Asset-Backed Certificates Trust
0.264% due 10/25/2036		68	27

			56,130

BANK LOAN OBLIGATIONS 1.2%
Dell, Inc.
5.000% due 11/06/2013		28,500	28,369
HJ Heinz Co.
3.500% due 03/27/2020		14,000	14,138
5.000% due 03/27/2014		3,000	2,986
Springleaf Financial Funding Co.
5.500% due 05/10/2017		13,000	13,108
U.S. Coatings Acquisition, Inc.
4.750% due 02/01/2020		2,000	2,029

			60,630

CORPORATE BONDS & NOTES 4.2%
Ally Financial, Inc.
3.680% due 06/20/2014		4,600	4,729
8.300% due 02/12/2015		3,000	3,338
American International Group, Inc.
6.797% due 11/15/2017	EUR	2,422	3,780
8.000% due 05/22/2068		12,000	18,151
8.625% due 05/22/2068	GBP	550	1,032
AutoZone, Inc.
6.500% due 01/15/2014		$100	104
7.125% due 08/01/2018		400	502
Aviation Capital Group Corp.
7.125% due 10/15/2020		300	341
Avnet, Inc.
6.625% due 09/15/2016		500	569
BA Covered Bond Issuer
4.250% due 08/03/2017	EUR	800	1,143
Bank of America Corp.
0.888% due 05/23/2017		6,000	7,316
Boston Scientific Corp.
6.400% due 06/15/2016		$2,700	3,087
Cardinal Health, Inc.
5.800% due 10/15/2016		1,000	1,154
6.000% due 06/15/2017		1,000	1,168
Centex Corp.
5.700% due 05/15/2014		1,000	1,049

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CenturyLink, Inc.
6.000% due 04/01/2017		$2,800	$3,035
CIT Group, Inc.
5.250% due 04/01/2014		2,600	2,707
Citigroup, Inc.
0.576% due 11/05/2014		5,600	5,579
5.500% due 10/15/2014		422	450
6.000% due 12/13/2013		5,914	6,129
6.393% due 03/06/2023	EUR	2,000	2,888
Computer Sciences Corp.
6.500% due 03/15/2018		$3,800	4,413
CRH America, Inc.
8.125% due 07/15/2018		1,000	1,245
Goldman Sachs Group, Inc.
1.296% due 02/07/2014		1,900	1,910
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020 (b)		5,000	5,013
HCP, Inc.
5.650% due 12/15/2013		3,000	3,104
International Lease Finance Corp.
6.500% due 09/01/2014		7,000	7,490
6.625% due 11/15/2013		500	516
6.750% due 09/01/2016		5,700	6,469
Jones Group, Inc.
5.125% due 11/15/2014		8,025	8,446
Lehman Brothers Holdings, Inc.
1.000% due 05/02/2018^		14,600	4,015
Loews Corp.
5.250% due 03/15/2016		800	891
Lynx Corp.
6.000% due 04/15/2021	GBP	5,600	8,766
Masco Corp.
6.125% due 10/03/2016		$8,200	9,165
Maytag Corp.
5.000% due 05/15/2015		2,200	2,326
Merrill Lynch & Co., Inc.
0.486% due 01/31/2014	EUR	7,925	10,147
0.510% due 05/30/2014		3,800	4,856
0.520% due 08/25/2014		900	1,149
4.875% due 05/30/2014		3,700	4,959
6.400% due 08/28/2017		$3,700	4,349
6.750% due 05/21/2013	EUR	500	646
PPG Industries, Inc.
6.650% due 03/15/2018		$4,000	4,943
Puget Energy, Inc.
6.500% due 12/15/2020		2,600	3,028
Qwest Corp.
3.530% due 06/15/2013		1,500	1,505
Ryder System, Inc.
5.850% due 03/01/2014		500	523
Simon Property Group LP
6.125% due 05/30/2018		1,900	2,325
Spectra Energy Capital LLC
6.200% due 04/15/2018		1,000	1,210
Universal Health Services, Inc.
7.125% due 06/30/2016		1,000	1,148
WM Covered Bond Program
4.000% due 11/26/2016	EUR	17,900	25,365
4.375% due 09/16/2014		13,400	17,916

			216,089

MORTGAGE-BACKED SECURITIES 7.1%
Adjustable Rate Mortgage Trust
3.079% due 09/25/2035		$409	388
3.277% due 07/25/2035		733	659

98	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Home Mortgage Assets LLC
0.394% due 09/25/2046	$1,932	$1,301
0.434% due 09/25/2046^	261	33
American Home Mortgage Investment Trust
1.947% due 09/25/2045	784	765
2.291% due 10/25/2034	772	763
Banc of America Funding Corp.
2.687% due 02/20/2036	2,753	2,687
3.176% due 11/20/2034	1,620	1,509
5.500% due 09/25/2035	5,916	6,192
5.623% due 01/20/2047^	451	353
5.750% due 11/25/2035	1,521	1,602
5.907% due 10/20/2046^	1,845	1,473
6.000% due 08/25/2036	651	654
Banc of America Large Loan Trust
2.503% due 11/15/2015	27,420	27,645
Banc of America Mortgage Trust
3.089% due 07/25/2035	264	261
3.128% due 09/25/2035	729	682
5.500% due 11/25/2035	747	752
BCAP LLC Trust
0.915% due 01/26/2047	1,557	1,304
2.776% due 02/26/2036	646	590
5.250% due 02/26/2036	2,958	2,791
5.250% due 04/26/2037	3,183	3,006
5.250% due 08/26/2037	3,524	3,747
Bear Stearns Adjustable Rate Mortgage Trust
2.320% due 08/25/2035	4,988	5,082
2.353% due 02/25/2036^	825	552
2.513% due 05/25/2033	169	172
2.600% due 03/25/2035	5,477	5,536
2.671% due 10/25/2035	155	156
2.726% due 02/25/2033	15	15
2.793% due 03/25/2035	1,141	1,153
2.804% due 10/25/2033	325	330
3.018% due 02/25/2034	55	55
3.051% due 05/25/2034	760	729
3.145% due 05/25/2034	241	233
3.182% due 11/25/2034	1,661	1,552
5.141% due 08/25/2035	1,731	1,762
Bear Stearns Alt-A Trust
2.817% due 08/25/2036^	131	91
2.835% due 11/25/2035^	123	95
2.869% due 11/25/2036	4,469	3,147
2.926% due 09/25/2035	3,062	2,591
2.932% due 11/25/2036	2,397	1,635
4.707% due 11/25/2036^	1,057	848
5.184% due 08/25/2036^	2,643	1,852
Bear Stearns Structured Products, Inc.
2.618% due 01/26/2036	276	216
Bella Vista Mortgage Trust
0.453% due 05/20/2045	66	50
Chase Mortgage Finance Corp.
3.021% due 02/25/2037	1,476	1,525
Citicorp Mortgage Securities, Inc.
6.000% due 04/25/2037	2,086	2,130
Citigroup Mortgage Loan Trust, Inc.
2.270% due 09/25/2035	1,444	1,437
2.340% due 09/25/2035	1,499	1,481
2.570% due 10/25/2035	2,621	2,581
2.693% due 08/25/2035	848	850
2.887% due 07/25/2046^	2,822	2,208
Citimortgage Alternative Loan Trust
5.750% due 07/25/2022	1,182	1,216
Commercial Mortgage Pass-Through Certificates
0.468% due 12/10/2046 (a)	102,883	357
1.819% due 01/10/2046 (a)	19,955	2,216

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Trust
0.344% due 04/25/2047	$5,071	$4,158
0.364% due 02/25/2047	837	654
0.374% due 05/25/2047	803	648
0.384% due 05/25/2047	552	396
0.398% due 12/20/2046	2,628	1,694
0.404% due 05/25/2036	99	70
0.404% due 06/25/2037	2,408	1,966
0.413% due 03/20/2046	124	82
0.414% due 05/25/2035	2,258	1,708
0.414% due 07/25/2046	2,087	1,651
0.454% due 09/25/2046	1,700	459
0.464% due 07/25/2046^	1,145	315
0.483% due 09/20/2046	1,491	311
0.484% due 12/25/2035	65	54
0.554% due 05/25/2037^	1,263	737
0.554% due 06/25/2037	73	1
0.604% due 06/25/2036^	744	462
0.624% due 12/25/2035	465	202
1.577% due 08/25/2035	840	690
1.663% due 11/25/2035	1,031	752
2.203% due 11/25/2035	733	551
5.250% due 06/25/2035	503	454
6.000% due 10/25/2032	5	5
6.000% due 01/25/2037^	2,538	2,050
6.250% due 08/25/2037^	905	729
6.500% due 08/25/2032	845	846
Countrywide Home Loan Mortgage Pass-Through Trust
0.404% due 04/25/2046	2,335	1,597
0.424% due 05/25/2035	1,158	831
0.494% due 04/25/2035	190	146
0.524% due 03/25/2035	2,577	1,822
0.534% due 02/25/2035	373	334
0.544% due 02/25/2035	163	149
0.544% due 03/25/2036	680	311
2.783% due 02/20/2036	1,216	1,060
2.830% due 04/20/2036^	651	510
2.868% due 08/25/2034	133	122
2.927% due 11/25/2034	114	107
3.057% due 08/25/2034	240	213
3.082% due 09/25/2047^	1,762	1,466
3.847% due 11/19/2033	31	31
4.852% due 11/20/2034	2,459	2,416
5.058% due 01/20/2035	345	338
Credit Suisse First Boston Mortgage Securities Corp.
1.354% due 03/25/2034^	224	196
2.547% due 07/25/2033	61	61
2.618% due 08/25/2033	486	486
6.000% due 12/25/2035	500	505
Credit Suisse Mortgage Capital Certificates
5.766% due 12/18/2049	6,400	7,438
Credit Suisse Mortgage Capital Trust
6.500% due 07/26/2036	1,071	724
DBUBS Mortgage Trust
0.246% due 11/10/2046 (a)	15,100	304
1.391% due 11/10/2046 (a)	38,115	1,764
Deutsche ALT-A Securities, Inc.
5.500% due 12/25/2035^	1,304	1,081
Deutsche ALT-B Securities, Inc.
0.304% due 10/25/2036^	160	83
6.300% due 07/25/2036^	1,071	711
Deutsche Mortgage Securities, Inc.
5.228% due 06/26/2035	2,300	2,343
Extended Stay America Trust
1.079% due 12/05/2031 (a)	34,000	1,061
First Horizon Alternative Mortgage Securities
2.398% due 08/25/2035	1,928	1,706

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Horizon Mortgage Pass-Through Trust
2.615% due 08/25/2035	$457	$456
5.000% due 10/25/2020	152	156
GMAC Mortgage Corp. Loan Trust
3.609% due 06/25/2034	95	90
Greenpoint Mortgage Funding Trust
0.384% due 01/25/2037	1,607	1,001
0.404% due 12/25/2046^	1,286	523
0.414% due 04/25/2036	928	630
0.424% due 06/25/2045	495	415
0.474% due 11/25/2045	97	80
Greenpoint Mortgage Pass-Through Certificates
2.939% due 10/25/2033	194	193
Greenwich Capital Commercial Funding Corp.
5.224% due 04/10/2037	1,200	1,312
GS Mortgage Securities Corp.
1.788% due 02/10/2046 (a)	20,000	2,432
2.408% due 11/10/2045 (a)	25,889	3,949
GSR Mortgage Loan Trust
1.940% due 03/25/2033	278	281
2.650% due 09/25/2035	4,800	4,590
2.662% due 09/25/2035	722	746
2.913% due 05/25/2035	583	536
Harborview Mortgage Loan Trust
0.393% due 09/19/2037	1,706	1,284
0.394% due 07/21/2036	1,627	1,225
0.443% due 03/19/2036	261	175
0.483% due 02/19/2036	829	580
0.513% due 11/19/2035	1,433	1,145
0.553% due 01/19/2035	100	68
0.943% due 02/19/2034	5	5
2.703% due 05/19/2033	521	524
2.959% due 07/19/2035	68	65
3.027% due 07/19/2035	197	171
Homebanc Mortgage Trust
0.384% due 12/25/2036	85	71
0.474% due 10/25/2035	2,619	2,212
Impac CMB Trust
0.864% due 03/25/2035	94	85
0.984% due 10/25/2034	934	864
Indymac Index Mortgage Loan Trust
0.414% due 05/25/2046	1,468	1,207
0.444% due 06/25/2037	1,151	993
0.454% due 02/25/2037	1,600	770
0.494% due 11/25/2036	975	410
2.647% due 12/25/2034	305	269
4.757% due 09/25/2035^	400	37
4.844% due 08/25/2035	550	471
Indymac Mortgage Loan Trust
0.384% due 07/25/2047	4,417	2,930
4.907% due 11/25/2035	1,839	1,811
JPMorgan Alternative Loan Trust
5.500% due 11/25/2036	379	375
JPMorgan Chase Commercial Mortgage Securities Corp.
1.486% due 12/15/2047 (a)	85,000	7,574
5.298% due 01/12/2043	2,000	2,198
JPMorgan Mortgage Trust
2.340% due 11/25/2033	302	303
2.497% due 07/27/2037	1,542	1,377
2.675% due 08/25/2035	1,400	1,392
2.851% due 02/25/2036	1,697	1,524
3.030% due 07/25/2035	703	698
3.038% due 10/25/2035	601	584
Luminent Mortgage Trust
0.374% due 12/25/2036	6,524	4,783
MASTR Adjustable Rate Mortgages Trust
0.414% due 04/25/2046	465	337

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	99

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.544% due 05/25/2047^	$1,419	$433
2.630% due 11/21/2034	2,515	2,629
MASTR Alternative Loans Trust
0.604% due 03/25/2036	597	125
Mellon Residential Funding Corp.
0.643% due 12/15/2030	8	7
Merrill Lynch Mortgage Investors Trust
0.414% due 02/25/2036	10,338	9,230
0.454% due 11/25/2035	1,155	1,105
0.454% due 08/25/2036	357	336
1.204% due 10/25/2035	2,725	2,731
1.760% due 10/25/2035	2,020	1,996
2.436% due 02/25/2033	204	194
2.579% due 06/25/2035	1,041	1,030
3.075% due 06/25/2037	718	691
Merrill Lynch Mortgage-Backed Securities Trust
4.994% due 04/25/2037^	79	66
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.414% due 07/12/2046	700	793
Nomura Asset Acceptance Corp.
2.677% due 10/25/2035	748	670
3.141% due 08/25/2035	1,404	1,321
5.227% due 02/25/2036^	361	300
5.820% due 03/25/2047	903	918
6.138% due 03/25/2047	772	785
RBSSP Resecuritization Trust
2.757% due 10/26/2036	2,498	2,536
Residential Accredit Loans, Inc. Trust
0.354% due 02/25/2047	2,050	1,238
0.384% due 06/25/2046	4,880	2,368
0.414% due 04/25/2046	119	61
0.504% due 01/25/2035	1,485	1,399
0.509% due 09/25/2046	1,740	424
3.364% due 08/25/2035^	147	86
3.827% due 09/25/2035	787	630
6.000% due 06/25/2037^	1,079	888
Residential Asset Securitization Trust
0.654% due 12/25/2036^	547	209
6.250% due 10/25/2036^	513	384
6.500% due 08/25/2036^	1,051	731
Residential Funding Mortgage Securities, Inc. Trust
3.275% due 09/25/2035^	524	430
5.341% due 06/25/2035	1,045	1,043
Sequoia Mortgage Trust
0.553% due 07/20/2033	609	603
2.651% due 04/20/2035	461	465
Structured Adjustable Rate Mortgage Loan Trust
0.424% due 05/25/2037	140	101
1.578% due 01/25/2035	56	42
1.947% due 10/25/2037^	607	357
2.586% due 02/25/2034	388	393
2.690% due 04/25/2035	2,316	2,171
2.718% due 04/25/2034	944	952
Structured Asset Mortgage Investments, Inc.
0.394% due 07/25/2046	1,557	1,161
0.414% due 04/25/2036	528	361
0.424% due 05/25/2036	4,326	2,943
0.424% due 09/25/2047	200	121
0.434% due 05/25/2045	703	535
0.453% due 07/19/2035	2,449	2,262
0.454% due 09/25/2047^	381	18
0.514% due 12/25/2035	47	36
0.783% due 07/19/2034	23	23
1.677% due 08/25/2047	2,764	2,229
Structured Asset Securities Corp.
2.063% due 05/25/2032	46	45
2.739% due 10/28/2035	873	770

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 05/25/2035	$534	$544
TBW Mortgage-Backed Trust
5.970% due 09/25/2036	189	51
Thornburg Mortgage Securities Trust
1.454% due 06/25/2047	1,544	1,428
5.750% due 06/25/2037	20,859	20,634
5.750% due 06/25/2047	4,015	3,707
UBS-Barclays Commercial Mortgage Trust
1.898% due 12/10/2045 (a)	62,922	8,113
UBS-Citigroup Commercial Mortgage Trust
2.508% due 01/10/2045 (a)	22,695	3,097
Wachovia Bank Commercial Mortgage Trust
0.343% due 06/15/2020	2,000	1,936
5.727% due 06/15/2049	338	348
WaMu Mortgage Pass-Through Certificates
0.424% due 07/25/2046^	140	12
0.434% due 04/25/2045	1,531	1,415
0.484% due 11/25/2045	559	502
0.494% due 07/25/2045	1,100	1,032
0.494% due 10/25/2045	286	267
0.514% due 01/25/2045	290	280
0.524% due 01/25/2045	212	202
0.620% due 11/25/2034	1,673	1,584
0.740% due 11/25/2034	1,134	1,006
0.937% due 04/25/2047	1,037	896
0.987% due 12/25/2046	685	610
1.117% due 05/25/2046	1,940	1,793
1.157% due 06/25/2046	2,750	2,481
1.175% due 02/25/2046	364	336
1.371% due 05/25/2041	350	346
1.577% due 06/25/2042	164	159
1.577% due 08/25/2042	130	125
2.318% due 04/25/2037	2,216	1,778
2.406% due 12/25/2036^	79	67
2.435% due 08/25/2034	1,045	1,039
2.449% due 02/25/2037^	1,304	1,033
2.452% due 06/25/2033	166	171
2.462% due 10/25/2046	4,483	4,024
2.462% due 12/25/2046	1,005	900
2.497% due 03/25/2035	1,008	1,005
2.569% due 03/25/2034	914	932
2.571% due 11/25/2046	306	289
2.898% due 12/25/2035	1,924	1,844
4.576% due 03/25/2036	2,305	2,253
5.091% due 02/25/2037	942	904
5.919% due 08/25/2046	4,755	4,566
Washington Mutual Alternative Mortgage Pass-Through Certificates
0.454% due 07/25/2046	279	54
1.117% due 07/25/2046^	868	437
1.147% due 05/25/2046	2,788	1,816
6.000% due 10/25/2035	1,192	980
Washington Mutual MSC Mortgage Pass-Through Certificates
2.232% due 02/25/2033	3	3
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037	424	379
Wells Fargo Mortgage-Backed Securities Trust
2.641% due 03/25/2036	231	231
2.673% due 10/25/2035	3,207	3,172
2.681% due 04/25/2036	775	784
5.582% due 04/25/2036	487	188
6.000% due 10/25/2036	839	815
WFRBS Commercial Mortgage Trust
0.411% due 03/15/2048 (a)	26,228	832
1.527% due 03/15/2045 (a)	70,644	6,743
1.677% due 03/15/2048 (a)	80,000	8,320

		362,316

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.4%
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	$800	$1,002
California State General Obligation Notes, Series 2009
4.850% due 10/01/2014	1,000	1,057
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	660	659
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	500	650
7.618% due 08/01/2040	4,400	5,902
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	500	589
San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	1,000	1,125
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	8,350	7,198
Tobacco Settlement Financing Corp. New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	770	697

		18,879

	SHARES
PREFERRED SECURITIES 0.0%
Citigroup Capital
7.875% due 10/30/2040	75,000	2,144
SLM Corp. CPI Linked Security
3.791% due 01/16/2018	15,700	384

		2,528

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 4.1%
Fannie Mae
0.264% due 07/25/2037	$1,242	1,184
0.324% due 03/25/2034	21	21
0.354% due 08/25/2034	17	17
0.404% due 10/27/2037	7,400	7,408
0.604% due 06/25/2029	10	10
0.634% due 11/25/2040	9,343	9,400
0.654% due 11/25/2040	10,701	10,787
0.704% due 11/25/2040 - 12/25/2040	12,459	12,574
1.375% due 06/01/2043	181	184
1.378% due 10/01/2044	152	157
2.248% due 06/01/2035	106	114
2.261% due 03/01/2033	153	160
2.361% due 05/01/2026	14	15
2.380% due 12/01/2034	63	67
2.492% due 11/01/2034	1,835	1,973
2.500% due 09/01/2027 - 05/01/2028	6,766	7,025
2.570% due 09/01/2019	7	7
2.580% due 11/01/2015	1,922	1,948
3.490% due 12/01/2020	5,102	5,586
4.000% due 10/01/2030 - 04/01/2043	60,326	64,383
4.482% due 12/01/2036	184	195
4.725% due 09/01/2035	190	204
5.000% due 02/01/2036 - 02/01/2041	704	767
5.700% due 08/01/2018	3,631	3,884

100	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 04/25/2043 - 07/25/2044	$1,120	$1,321
6.500% due 06/25/2044	30	35
FDIC Structured Sale Guaranteed Notes
0.704% due 11/29/2037	895	896
Federal Housing Administration
6.896% due 07/01/2020	556	544
7.430% due 11/01/2022	33	33
Freddie Mac
0.464% due 08/25/2031	39	38
0.653% due 12/15/2031	76	76
0.683% due 10/15/2040	6,216	6,265
0.703% due 11/15/2040	2,576	2,594
0.785% due 09/25/2022 (a)	23,977	1,628
0.803% due 12/15/2037	3,867	3,908
1.308% due 08/25/2019 (a)	39,246	2,840
1.375% due 10/25/2044	1,034	1,033
1.384% due 11/25/2019 (a)	35,299	2,794
2.337% due 06/01/2024	30	33
2.896% due 09/01/2035	73	78
3.000% due 03/01/2036	262	272
4.755% due 11/01/2035	293	311
4.934% due 10/01/2035	137	148
5.086% due 10/01/2035	271	291
5.111% due 08/01/2035	210	224
Ginnie Mae
1.625% due 10/20/2029	23	24
6.000% due 08/20/2034	5,850	6,925
NCUA Guaranteed Notes
0.573% due 11/06/2017	47,325	47,518
0.583% due 03/06/2020	2,080	2,085

		209,984

U.S. TREASURY OBLIGATIONS 2.2%
U.S. Treasury Bonds
2.750% due 11/15/2042 (j)	2,500	2,323
3.125% due 11/15/2041 (h)(i)(j)	22,100	22,280
3.125% due 02/15/2043 (h)(i)(j)	3,600	3,615
3.750% due 08/15/2041 (h)(i)(j)	18,000	20,396
U.S. Treasury Inflation Protected Securities (d)
0.125% due 07/15/2022 (j)	3,605	3,934

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 01/15/2023 (h)(i)(j)	$28,231	$30,520
1.375% due 01/15/2020 (h)(i)(j)	3,088	3,683
1.750% due 01/15/2028 (h)(j)	4,286	5,464
2.375% due 01/15/2027 (h)(i)(j)	4,910	6,699
2.500% due 01/15/2029 (h)(j)	1,930	2,705
U.S. Treasury Notes
0.875% due 01/31/2018 (j)	3,600	3,625
1.625% due 11/15/2022	8,800	8,653
2.000% due 02/15/2023	400	405

		114,302

Total United States (Cost $1,026,135)		1,040,858

VIRGIN ISLANDS (BRITISH) 0.1%

CORPORATE BONDS & NOTES 0.1%
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	$3,200	3,151

Total Virgin Islands (British) (Cost $3,178)		3,151

SHORT-TERM INSTRUMENTS 24.9%

CERTIFICATES OF DEPOSIT 0.3%
Dexia Credit Local S.A.
1.700% due 09/06/2013	$14,600	14,606

COMMERCIAL PAPER 1.2%
Entergy Corp.
0.850% due 04/25/2013	7,000	6,996
Holcim U.S. Finance SARL & Cie S.C.S.
0.510% due 04/30/2013	1,800	1,799
Santander S.A.
2.200% due 04/02/2013	7,500	7,499
3.100% due 10/01/2013	9,600	9,449
Vodafone Group PLC
0.720% due 01/28/2014	30,000	29,819
Volvo Group Treasury North America LP
0.400% due 04/01/2013	5,900	5,900

		61,462

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 0.0%
State Street Bank and Trust Co.
0.010% due 04/01/2013		$939	$939

(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $961. Repurchase proceeds are $939.)

SHORT-TERM NOTES 0.2%
Dexia Credit Local S.A.
1.104% due 09/18/2013	EUR	8,000	10,296

MEXICO TREASURY BILLS 6.0%
4.247% due 04/04/2013 - 09/19/2013 (c)	MXN	3,864,426	309,373

U.S. TREASURY BILLS 2.0%
0.133% due 04/11/2013 -03/06/2014 (c)(h)(i)(j)		$105,248	105,135

U.S. TREASURY CASH MANAGEMENT BILLS 0.0%
0.112% due 04/15/2013 (j)		2,040	2,040

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (f) 15.2%
PIMCO Short-Term Floating NAV Portfolio		78,020,132	780,747

Total Short-Term Instruments (Cost $1,275,130)			1,284,598

PURCHASED OPTIONS (l) 0.1%
(Cost $4,855)			5,229

Total Investments 103.6% (Cost $5,249,256)			$5,319,846

Written Options (m) (0.2%) (Premiums $12,421)			(8,871)

Other Assets and Liabilities (Net) (3.4%)			(173,630)

Net Assets 100.0%			$5,137,345

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity, date shown represents next contractual call date.
(f)	Affiliated to the Fund.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $427,080 at a weighted average interest rate of 0.412%.
(h)	Securities with an aggregate market value of $29,175 and cash of $1,711 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
1-Year Mid-Curve Put Options Strike @ EUR 99.250 on 3-Month Euribor June Futures	Short	06/2013	2,376	$624
3-Month Euribor December Futures	Long	12/2014	3,723	2,015
3-Month Euribor December Futures	Long	12/2015	1,049	558
3-Month Euribor September Futures	Long	09/2014	80	2
3-Month Euribor September Futures	Long	09/2015	3,353	560
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2013	441	(211)
Australia Government 3-Year Bond June Futures	Long	06/2013	2,113	1,422
Canada Government 10-Year Bond June Futures	Short	06/2013	507	(1,111)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	101

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Euro-Bobl June Futures	Long	06/2013	327	$265
Euro-BTP Italy Government Bond June Futures	Short	06/2013	18	9
Euro-Bund 10-Year Bond June Futures	Long	06/2013	3,545	9,575
U.S. Treasury 10-Year Note June Futures	Long	06/2013	4,904	3,038
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2014	995	476
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2015	1,168	196
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2015	1,089	130
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2015	159	107
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2015	1,884	282
United Kingdom Government 10-Year Gilt June Futures	Long	06/2013	54	153

				$18,090

(i)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $15,663 and cash of $11,428 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Receive	3-Month CAD-Bank Bill	2.300%	06/19/2023	CAD	20,600	$90	$(253)
Receive	3-Month USD-LIBOR	1.700%	03/20/2018	$	236,000	(8,852)	(5,968)
Receive	3-Month USD-LIBOR	1.400%	03/20/2018		191,500	(4,339)	(3,057)
Receive	3-Month USD-LIBOR	2.000%	06/19/2023		498,800	3,876	(4,764)
Pay	6-Month AUD-BBR-BBSW	3.750%	12/11/2018	AUD	49,100	40	506
Pay	6-Month EUR-EURIBOR	0.750%	03/19/2015	EUR	132,900	250	170
Pay	6-Month GBP-LIBOR	1.000%	06/18/2015	GBP	545,400	2,959	2,014
Pay	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	49,960,000	15,326	1,393
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033		35,690,000	507	3

						$9,857	$(9,956)

(j)	Securities with an aggregate market value of $167,547 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(k)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AutoZone, Inc.	DUB	(1.000%	)	03/20/2014	0.117%	$	100	$(1)	$(2)	$1
AutoZone, Inc.	GST	(1.090%	)	09/20/2018	0.859%		400	(5)	0	(5)
Avnet, Inc.	BRC	(1.000%	)	09/20/2016	1.013%		500	(1)	16	(17)
Bank of America Corp.	DUB	(1.000%	)	06/20/2018	1.316%		5,700	92	868	(776)
Cardinal Health, Inc.	DUB	(1.000%	)	12/20/2016	0.388%		1,000	(24)	(19)	(5)
Cardinal Health, Inc.	DUB	(1.000%	)	06/20/2017	0.448%		1,000	(24)	(19)	(5)
Centex Corp.	BRC	(5.000%	)	06/20/2014	0.166%		1,000	(61)	(52)	(9)
CenturyLink, Inc.	BOA	(0.595%	)	06/20/2017	2.157%		2,800	171	0	171
CommonWealth REIT	MYC	(1.960%	)	12/20/2015	1.334%		8,250	(150)	0	(150)
Computer Sciences Corp.	BRC	(0.760%	)	03/20/2018	1.700%		750	34	0	34
Computer Sciences Corp.	GST	(1.180%	)	03/20/2018	1.700%		3,050	78	0	78
Credit Agricole S.A.	BRC	(1.000%	)	03/20/2014	0.808%		600	(1)	32	(33)
HCP, Inc.	MYC	(2.030%	)	12/20/2013	0.122%		3,000	(44)	0	(44)
Jones Group, Inc.	BOA	(5.000%	)	12/20/2014	0.971%		7,800	(562)	(501)	(61)
Lennar Corp.	BPS	(5.000%	)	06/20/2015	0.957%		1,000	(92)	(31)	(61)
Loews Corp.	JPM	(0.330%	)	03/20/2016	0.223%		800	(3)	0	(3)
Masco Corp.	CBK	(1.910%	)	12/20/2016	1.282%		9,000	(215)	0	(215)
Pearson Dollar Finance PLC	BRC	(0.610%	)	06/20/2013	0.105%		2,500	(4)	0	(4)
Pearson Dollar Finance PLC	MYC	(0.540%	)	06/20/2014	0.172%		6,800	(32)	0	(32)
PPG Industries, Inc.	FBF	(0.830%	)	03/20/2018	0.582%		4,000	(44)	0	(44)
Reynolds American, Inc.	BRC	(1.200%	)	06/20/2013	0.094%		4,000	(12)	0	(12)
Ryder System, Inc.	BOA	(1.000%	)	03/20/2014	0.205%		500	(4)	5	(9)
Santander International Debt S.A.	CBK	(1.000%	)	03/20/2015	2.300%		5,100	130	328	(198)
Simon Property Group LP	DUB	(0.947%	)	06/20/2018	0.737%		1,900	(20)	0	(20)
Spectra Energy Capital LLC	BOA	(1.000%	)	06/20/2018	1.163%		1,000	9	(20)	29
Tate & Lyle International Finance PLC	DUB	(0.510%	)	12/20/2014	0.306%		1,000	(4)	0	(4)
Universal Health Services, Inc.	BOA	(1.250%	)	06/20/2016	1.050%		1,000	(9)	0	(9)

102	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Vivendi S.A.	DUB	(1.000%	)	06/20/2013	0.262%	$	5,300	$(11)	$(45)	$34
Vivendi S.A.	RYL	(3.100%	)	06/20/2013	0.262%		446	(3)	0	(3)
Whirlpool Corp.	JPM	(0.460%	)	06/20/2015	0.306%		2,200	(7)	0	(7)

								$(819)	$560	$(1,379)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Australia Government Bond	CBK	1.000%	12/20/2016	0.279%	$	1,000	$27	$2	$25
Australia Government Bond	DUB	1.000%	09/20/2016	0.255%		25,200	667	383	284
Australia Government Bond	RYL	1.000%	09/20/2016	0.255%		300	8	4	4
Goldman Sachs Group, Inc.	FBF	1.000%	12/20/2014	0.510%		1,000	9	(19)	28
H.J. Heinz Co.	BRC	1.000%	03/20/2018	1.527%		1,000	(25)	(52)	27
H.J. Heinz Co.	CBK	1.000%	03/20/2018	1.527%		12,000	(296)	(555)	259
H.J. Heinz Co.	MYC	1.000%	03/20/2018	1.527%		2,200	(54)	(110)	56
Newmont Mining Corp.	JPM	1.000%	09/20/2017	1.241%		5,000	(56)	(148)	92
SoftBank Corp.	BRC	1.000%	12/20/2017	1.504%	JPY	30,000	(8)	(31)	23
SoftBank Corp.	CBK	1.000%	12/20/2017	1.504%		50,000	(12)	(61)	49
SoftBank Corp.	GST	1.000%	12/20/2017	1.504%		120,000	(28)	(122)	94
SoftBank Corp.	JPM	1.000%	12/20/2017	1.504%		110,000	(26)	(117)	91
Tokyo Electric Power Co., Inc.	BOA	1.000%	12/20/2013	1.760%		20,000	(1)	(11)	10
Tokyo Electric Power Co., Inc.	BOA	1.000%	03/20/2014	2.119%		100,000	(13)	(99)	86
Tokyo Electric Power Co., Inc.	BRC	1.000%	06/20/2013	1.760%		130,000	(2)	(53)	51
Tokyo Electric Power Co., Inc.	CBK	1.000%	06/20/2013	1.760%		40,000	(1)	(14)	13
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2013	1.760%		10,000	(1)	(4)	3
Tokyo Electric Power Co., Inc.	CBK	1.000%	03/20/2014	2.119%		70,000	(9)	(48)	39

							$179	$(1,055)	$1,234

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Cross-Currency Swaps
Receive	Pay	Maturity Date (5)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Premiums (Received)	Unrealized Appreciation
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.623% based on the notional amount of currency received	07/22/2014	DUB	$	176,991	JPY	14,000,000	$28,776	$(235)	$29,011
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.755% based on the notional amount of currency received	05/15/2014	BPS		49,100		3,928,000	7,587	(284)	7,871

								$36,363	$(519)	$36,882

(5)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	103

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	CBK	AUD	11,300	$1,002	$(47)	$1,049
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	DUB		7,800	692	(27)	719
Pay	28-Day MXN-TIIE	6.590%	12/08/2015	MYC	MXN	20,800	88	(21)	109
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		234	1	0	1

							$1,783	$(95)	$1,878

(l)	Purchased options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	38,000	$3,065	$3,349
Put - OTC 30-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		1,600	126	141
Put - OTC 30-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		19,500	1,614	1,719

								$4,805	$5,209

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date		Notional Amount	Cost	Market Value
Call - OTC USD versus JPY	MSX	JPY	112.000	05/24/2013	$	500,000	$50	$20

(m)	Written options outstanding as of March 31, 2013:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$129.000	04/26/2013	290	$117	$(10)
Call - CBOT U.S. Treasury 10-Year Note May Futures	132.500	04/26/2013	290	74	(92)

				$191	$(102)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	33,100	$60	$(59)
Put - OTC 1-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		33,100	68	(70)
Call - OTC 1-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		86,300	166	(154)
Put - OTC 1-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		86,300	166	(182)
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		100,200	208	(23)
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.850%	04/24/2013		22,300	29	0
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		48,100	82	(11)
Put - OTC 2-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		59,500	118	(13)
Put - OTC 2-Year Interest Rate Swap	HUS	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		26,400	46	(6)
Put - OTC 2-Year Interest Rate Swap	MYC	6-Month EUR-EURIBOR	Pay	0.850%	04/24/2013		75,000	107	(1)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	161,000	3,059	(2,856)
Put - OTC 5-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		6,700	120	(119)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		81,900	1,544	(1,453)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	09/03/2013		27,500	91	(84)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.800%	04/29/2013		21,800	9	(2)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.150%	04/29/2013		21,800	22	(13)
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		28,600	86	(105)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		28,600	206	(88)
Call - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		25,900	120	(95)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		25,900	185	(80)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		138,400	625	(506)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		138,400	772	(425)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		45,400	184	(166)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		45,400	254	(139)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		134,300	633	(491)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		134,300	979	(413)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		46,600	186	(170)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		46,600	312	(143)
Put - OTC 10-Year Interest Rate Swap	BPS	6-Month EUR-EURIBOR	Pay	1.900%	04/02/2013	EUR	15,200	99	0

								$10,536	$(7,867)

104	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

Foreign Currency Options
Description	Counterparty	Exercise Price			Expiration Date	Notional Amount			Premium	Market Value
Put - OTC EUR versus USD	CBK	$		1.275	04/25/2013		EUR	42,976	$294	$(405)
Call - OTC USD versus MXN	UAG		MXN	13.400	04/08/2013	$		18,790	153	0
Call - OTC USD versus MXN	BRC			13.400	04/08/2013			12,180	103	0
Call - OTC USD versus MXN	HUS			13.180	05/02/2013			18,989	178	(16)
Call - OTC USD versus MXN	BOA			12.800	05/16/2013			11,457	99	(52)
Call - OTC USD versus MXN	JPM			12.800	05/16/2013			11,457	97	(51)
Call - OTC USD versus ZAR	MSX		ZAR	9.700	04/25/2013			28,450	298	(61)
Call - OTC USD versus ZAR	UAG			9.300	05/02/2013			16,631	225	(202)
Call - OTC USD versus ZAR	DUB			9.400	05/03/2013			10,441	115	(93)

									$1,562	$(880)

Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$	5,400	$70	$(10)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020		6,300	62	(12)

							$132	$(22)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2012	827	$1,214,800	EUR	0	$15,753
Sales	2,981	2,468,055		628,476	17,949
Closing Buys	(675)	(450,242)		0	(2,878)
Expirations	(1,726)	(1,442,918)		0	(13,477)
Exercised	(827)	(490,500)		0	(4,926)

Balance at 03/31/2013	580	$1,299,195	EUR	628,476	$12,421

(n)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	BRL	5,655	$	2,877	FBF	$78	$0	$78
04/2013		5,655		2,808	UAG	10	0	10
04/2013	EUR	18,965	GBP	16,067	CBK	103	0	103
04/2013		1,072		907	DUB	4	0	4
04/2013		228,143	$	295,225	BRC	2,780	0	2,780
04/2013		71,457		93,738	DUB	2,140	0	2,140
04/2013		25,846		33,385	FBF	254	0	254
04/2013		49,844		64,752	HUS	859	0	859
04/2013		198,722		260,487	JPM	5,755	0	5,755
04/2013		168,594		217,669	MSC	1,556	0	1,556
04/2013		168,594		217,686	RYL	1,574	0	1,574
04/2013		1,700		2,212	UAG	33	0	33
04/2013	GBP	125,162		188,343	BPS	0	(1,834)	(1,834)
04/2013		39,163		58,655	BRC	0	(851)	(851)
04/2013		7,753		11,570	CBK	0	(210)	(210)
04/2013		23,303		35,147	DUB	0	(261)	(261)
04/2013		38,039		56,731	JPM	0	(1,067)	(1,067)
04/2013		114,459		172,293	WST	0	(1,621)	(1,621)
04/2013	IDR	115,470,298		11,825	JPM	0	(27)	(27)
04/2013	JPY	2,577,908		27,543	BOA	157	0	157
04/2013		21,504		224	BPS	0	(4)	(4)
04/2013		4,134,277		43,462	BRC	0	(461)	(461)
04/2013		6,684,193		70,032	CBK	0	(980)	(980)
04/2013		2,567,041		26,770	DUB	0	(503)	(503)
04/2013		88,075		926	HUS	0	(10)	(10)
04/2013		20,241,334		215,689	JPM	2,297	(1,655)	642
04/2013		2,916,747		31,229	RYL	241	0	241
04/2013	MXN	263,081		20,387	CBK	0	(880)	(880)
04/2013		24,613		1,874	GLM	0	(119)	(119)
04/2013		1,016,922		79,551	HUS	0	(2,773)	(2,773)
04/2013		475,549		36,919	JPM	0	(1,577)	(1,577)
04/2013		1,809,983		139,913	MSC	0	(6,613)	(6,613)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	105

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	MXN	694,634	$	53,714	UAG	$0	$(2,520)	$(2,520)
04/2013	SGD	140		112	GLM	0	(1)	(1)
04/2013	$	2,808	BRL	5,655	FBF	0	(10)	(10)
04/2013		2,735		5,655	UAG	64	0	64
04/2013		19,062	EUR	14,626	BPS	0	(313)	(313)
04/2013		738,484		564,125	CBK	0	(15,359)	(15,359)
04/2013		54,372		41,788	DUB	0	(806)	(806)
04/2013		82,526		62,102	GLM	0	(2,920)	(2,920)
04/2013		171,885		132,346	HUS	0	(2,237)	(2,237)
04/2013		59,210		45,471	MSC	0	(923)	(923)
04/2013		4,234		3,212	RYL	0	(116)	(116)
04/2013		1,342	GBP	901	BPS	27	0	27
04/2013		2,834		1,868	FBF	5	0	5
04/2013		5,785	IDR	57,645,850	SCX	132	0	132
04/2013		5,764		57,824,448	UAG	171	0	171
04/2013		67,000	JPY	6,299,486	BPS	57	(130)	(73)
04/2013		995,362		88,728,183	BRC	0	(52,701)	(52,701)
04/2013		30,486		2,842,427	CBK	0	(288)	(288)
04/2013		50,925		4,752,511	DUB	0	(434)	(434)
04/2013		59,217		5,401,373	FBF	0	(1,832)	(1,832)
04/2013		43,837		3,981,888	HUS	0	(1,533)	(1,533)
04/2013		51,081		4,823,945	JPM	164	0	164
04/2013		69,317		6,372,890	MSC	0	(1,611)	(1,611)
04/2013		1,073		95,754	RBC	0	(55)	(55)
04/2013		234		22,164	RYL	2	0	2
04/2013		1,071,712		95,544,203	UAG	0	(56,637)	(56,637)
04/2013		5,012	MXN	65,804	BOA	315	0	315
04/2013		13,265		169,984	BPS	496	0	496
04/2013		13,205		169,109	BRC	485	0	485
04/2013		38,523		506,356	DUB	2,469	0	2,469
04/2013		18,182		233,605	FBF	729	0	729
04/2013		2,091		26,737	GLM	73	0	73
04/2013		85,842		1,096,650	HUS	2,937	0	2,937
04/2013		17,310		222,545	JPM	706	0	706
04/2013		36,601		471,131	MSC	1,539	0	1,539
04/2013		55,718		720,314	UAG	2,595	0	2,595
04/2013		414	RUB	12,724	JPM	0	(7)	(7)
04/2013		1,350	ZAR	12,044	BRC	0	(41)	(41)
04/2013		9,576		86,373	HUS	0	(199)	(199)
04/2013		3,220		29,100	UAG	0	(67)	(67)
04/2013	ZAR	71,841	$	7,913	BRC	128	0	128
04/2013		16,642		1,867	CBK	64	0	64
04/2013		22,811		2,558	FBF	86	0	86
04/2013		42,045		4,668	GLM	96	0	96
04/2013		87,660		9,983	HUS	485	0	485
04/2013		24,543		2,744	JPM	82	0	82
04/2013		21,301		2,396	MSC	88	0	88
04/2013		12,044		1,350	UAG	41	0	41
05/2013	AUD	110,108		112,746	DUB	0	(1,645)	(1,645)
05/2013	CHF	19,505		20,679	HUS	122	0	122
05/2013	EUR	44,463		57,034	DUB	29	0	29
05/2013	GBP	345,110		521,374	UAG	0	(2,920)	(2,920)
05/2013	MXN	195,650		14,749	DUB	0	(1,025)	(1,025)
05/2013		63,833		4,989	HUS	0	(162)	(162)
05/2013		189,945		14,802	UAG	0	(532)	(532)
05/2013	NZD	228,905		188,503	BOA	0	(2,652)	(2,652)
05/2013	$	2,818	AUD	2,695	BPS	0	(18)	(18)
05/2013		6,085		5,869	BRC	12	0	12
05/2013		513		494	DUB	0	0	0
05/2013		1,932		1,855	FBF	0	(4)	(4)
05/2013		21,596	CHF	19,803	BRC	0	(725)	(725)
05/2013		1,526	DKK	8,837	BPS	0	(6)	(6)
05/2013		33,764		187,471	BRC	0	(1,514)	(1,514)
05/2013		57,639	EUR	44,812	BPS	0	(186)	(186)
05/2013		217,733		168,594	BRC	0	(1,580)	(1,580)
05/2013		4,868		3,787	CBK	0	(13)	(13)
05/2013		217,718		168,594	MSC	0	(1,564)	(1,564)
05/2013		217,733		168,594	RYL	0	(1,580)	(1,580)
05/2013		8,676	GBP	5,726	BPS	23	0	23
05/2013		4,989	MXN	63,833	UAG	162	0	162
05/2013		2,055	NZD	2,496	CBK	30	0	30

106	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
05/2013	$	23,391	SEK	149,462	BRC	$0	$(476)	$(476)
05/2013		3,220	ZAR	28,872	JPM	0	(94)	(94)
05/2013	ZAR	37,281	$	4,158	UAG	121	0	121
06/2013	CAD	14,050		13,666	JPM	0	(140)	(140)
06/2013		1,180		1,145	RBC	0	(14)	(14)
06/2013	MXN	227,441		18,108	HUS	0	(159)	(159)
06/2013	$	31,683	BRL	62,859	BRC	0	(791)	(791)
06/2013		2,854		5,655	FBF	0	(75)	(75)
06/2013		13,525		26,823	HUS	0	(343)	(343)
06/2013		70,880		141,322	UAG	0	(1,428)	(1,428)
06/2013		4,158	CAD	4,235	BPS	4	0	4
06/2013		9,692		9,902	BRC	38	0	38
06/2013		40,138		41,326	RYL	471	0	471
06/2013		61	CLP	30,015	GLM	2	0	2
06/2013		11,129	MXN	139,804	HUS	100	0	100
06/2013		5,854		73,600	MSC	58	0	58
07/2013	MXN	543,315	$	42,126	GLM	0	(1,403)	(1,403)
07/2013		1,073,068		83,253	MSC	0	(2,826)	(2,826)
07/2013	$	11,711	IDR	115,470,298	JPM	1	0	1
08/2013	CNY	583,376	$	92,953	BRC	139	0	139
08/2013	MXN	529,656		41,169	MSC	0	(1,213)	(1,213)
08/2013	$	8,142	CNY	51,000	DUB	0	(28)	(28)
08/2013		5,723		36,000	RYL	4	0	4
08/2013		6,214		39,000	UAG	0	(9)	(9)
09/2013	MXN	438,411	$	34,635	BPS	0	(357)	(357)
09/2013		228,391		17,688	MSC	0	(518)	(518)
04/2014	$	3,903	CNY	23,750	BRC	0	(140)	(140)
04/2014		9,834		59,911	CBK	0	(341)	(341)
04/2014		4,068		24,774	GST	0	(142)	(142)
04/2014		2,602		15,833	HUS	0	(93)	(93)
04/2014		7,000		42,636	JPM	0	(244)	(244)
04/2014		14,932		91,290	RYL	0	(467)	(467)
04/2014		5,203		31,660	UAG	0	(186)	(186)
09/2015		4,590		28,183	BOA	0	(179)	(179)
09/2015		5,883		36,000	BRC	0	(248)	(248)
09/2015		13,377		81,153	CBK	0	(674)	(674)
09/2015		1,852		11,190	JPM	0	(100)	(100)
09/2015		4,440		27,317	MSC	0	(166)	(166)

						$33,193	$(191,166)	$(157,973)

(o)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Australia
Corporate Bonds & Notes	$0	$45,196	$0	$45,196
Mortgage-Backed Securities	0	16,870	0	16,870
Sovereign Issues	0	44,550	0	44,550
Belgium
Sovereign Issues	0	8,732	0	8,732
Canada
Corporate Bonds & Notes	0	19,626	0	19,626
Sovereign Issues	0	91,485	0	91,485
Cayman Islands
Asset-Backed Securities	0	22,268	3,965	26,233
Denmark
Corporate Bonds & Notes	0	819	0	819
Sovereign Issues	0	13,769	0	13,769
France
Asset-Backed Securities	0	493	0	493
Corporate Bonds & Notes	0	163,784	0	163,784
Germany
Corporate Bonds & Notes	0	381,621	0	381,621
Sovereign Issues	0	162,831	0	162,831
Ireland
Asset-Backed Securities	0	9,356	0	9,356

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Corporate Bonds & Notes	$0	$40,736	$0	$40,736
Mortgage-Backed Securities	0	6,586	0	6,586
Italy
Asset-Backed Securities	0	28,605	0	28,605
Corporate Bonds & Notes	0	17,116	0	17,116
Mortgage-Backed Securities	0	20,704	0	20,704
Sovereign Issues	0	17,015	0	17,015
Japan
Corporate Bonds & Notes	0	10,503	0	10,503
Sovereign Issues	0	91,305	0	91,305
Jersey, Channel Islands
Corporate Bonds & Notes	0	12,889	0	12,889
Luxembourg
Asset-Backed Securities	0	3,109	0	3,109
Corporate Bonds & Notes	0	13,982	0	13,982
Mexico
Sovereign Issues	0	58,836	0	58,836
Netherlands
Asset-Backed Securities	0	34,000	0	34,000
Corporate Bonds & Notes	0	89,377	0	89,377
New Zealand
Sovereign Issues	0	190,907	0	190,907

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	107

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Norway
Corporate Bonds & Notes	$0	$79,855	$0	$79,855
Sovereign Issues	0	1,958	0	1,958
South Africa
Sovereign Issues	0	6,545	0	6,545
South Korea
Corporate Bonds & Notes	0	6,854	0	6,854
Spain
Corporate Bonds & Notes	0	29,450	0	29,450
Sovereign Issues	0	153,543	0	153,543
Supranational
Corporate Bonds & Notes	0	151,094	0	151,094
Sweden
Corporate Bonds & Notes	0	30,071	0	30,071
Thailand
Corporate Bonds & Notes	0	910	0	910
United Kingdom
Bank Loan Obligations	0	10,660	0	10,660
Corporate Bonds & Notes	0	166,379	0	166,379
Mortgage-Backed Securities	0	184,169	0	184,169
Sovereign Issues	0	543,487	0	543,487
United States
Asset-Backed Securities	0	56,130	0	56,130
Bank Loan Obligations	0	60,630	0	60,630
Corporate Bonds & Notes	0	216,089	0	216,089
Mortgage-Backed Securities	0	358,006	4,310	362,316
Municipal Bonds & Notes	0	18,879	0	18,879
Preferred Securities	2,528	0	0	2,528
U.S. Government Agencies	0	158,908	51,076	209,984
U.S. Treasury Obligations	0	114,302	0	114,302
Virgin Islands (British)
Corporate Bonds & Notes	0	3,151	0	3,151

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Short-Term Instruments
Certificates of Deposit	$0	$14,606	$0	$14,606
Commercial Paper	0	61,462	0	61,462
Repurchase Agreements	0	939	0	939
Short-Term Notes	0	10,296	0	10,296
Mexico Treasury Bills	0	309,373	0	309,373
U.S. Treasury Bills	0	105,135	0	105,135
U.S. Treasury Cash Management Bills	0	2,040	0	2,040
Central Funds Used for Cash Management Purposes	780,747	0	0	780,747
Purchased Options
Foreign Exchange Contracts	0	20	0	20
Interest Rate Contracts	0	5,209	0	5,209
	$783,275	$4,477,220	$59,351	$5,319,846

Financial Derivative Instruments - Assets
Credit Contracts	0	1,582	0	1,582
Foreign Exchange Contracts	0	70,074	0	70,074
Interest Rate Contracts	19,412	5,964	0	25,376
	$19,412	$77,620	$0	$97,032

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(1,727)	0	(1,727)
Foreign Exchange Contracts	0	(192,045)	0	(192,045)
Interest Rate Contracts	(1,322)	(22,011)	(22)	(23,355)
	$(1,322)	$(215,783)	$(22)	$(217,127)

Totals	$801,365	$4,339,057	$59,329	$5,199,751

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
Cayman Islands
Asset-Backed Securities	$8,864	$5,112	$(1,179)	$60	$1	$352	$0	$(9,245)	$3,965	$0
Ireland
Corporate Bonds & Notes	270	0	0	(5)	0	22	0	(287)	0	0
Netherlands
Asset-Backed Securities	4,258	0	(1,087)	38	(28)	(37)	0	(3,144)	0	0
United States
Mortgage-Backed Securities	9,150	0	(1,234)	19	92	620	0	(4,337)	4,310	292
U.S. Government Agencies	64,079	0	(13,210)	0	0	207	0	0	51,076	202

	$86,621	$5,112	$(16,710)	$112	$65	$1,164	$0	$(17,013)	$59,351	$494

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(27)	$0	$0	$0	$0	$5	$0	$0	$(22)	$5

Totals	$86,594	$5,112	$(16,710)	$112	$65	$1,169	$0	$(17,013)	$59,329	$499

108	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Cayman Islands
Asset-Backed Securities	$3,965	Benchmark Pricing	Base Price	99.81-100.13
United States
Mortgage-Backed Securities	4,310	Third Party Vendor	Broker Quote	83.75-94.43
U.S. Government Agencies	577	Benchmark Pricing	Base Price	97.85-98.45
	50,499	Third Party Vendor	Broker Quote	100.10-100.41

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(22)	Indicative Market Quotation	Broker Quote	0.19

Total	$59,329

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$20	$5,209	$5,229
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	4,521	4,521
Unrealized appreciation on foreign currency contracts	0	0	0	33,193	0	33,193
Unrealized appreciation on OTC swap agreements	0	1,581	0	36,882	1,878	40,341

	$0	$1,581	$0	$70,095	$11,608	$83,284

Liabilities:
Written options outstanding	$0	$0	$0	$880	$7,991	$8,871
Variation margin payable on financial derivative instruments (2)	0	0	0	0	2,678	2,678
Unrealized depreciation on foreign currency contracts	0	0	0	191,166	0	191,166
Unrealized depreciation on OTC swap agreements	0	1,726	0	0	0	1,726

	$0	$1,726	$0	$192,046	$10,669	$204,441

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	109

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

March 31, 2013

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(1,388)	$(181)	$(1,569)
Net realized gain on futures contracts	0	0	0	0	36,182	36,182
Net realized gain on written options	0	0	0	2,692	12,659	15,351
Net realized gain on swaps	0	21,100	0	0	36,614	57,714
Net realized (loss) on foreign currency transactions	0	0	0	(239,459)	0	(239,459)

	$0	$21,100	$0	$(238,155)	$85,274	$(131,781)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$0	$0	$(30)	$471	$441
Net change in unrealized appreciation on futures contracts	0	0	0	0	16,906	16,906
Net change in unrealized appreciation on written options	0	0	0	681	818	1,499
Net change in unrealized appreciation (depreciation) on swaps	0	(7,654)	0	36,882	(39,146)	(9,918)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(136,627)	0	(136,627)

	$0	$(7,654)	$0	$(99,094)	$(20,951)	$(127,699)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $18,090 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(9,956) as reported in the Notes to Schedule of Investments.

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(2,543)	$2,224	$(319)
BPS	5,276	1,698	6,974
BRC	(56,214)	58,380	2,166
CBK	(18,072)	20,536	2,464
DUB	29,765	(1,210)	28,555
FBF	(817)	1,114	297
GLM	(5,203)	5,415	212
GST	(97)	0	(97)
HUS	(3,027)	3,308	281
JPM	3,646	(5,120)	(1,474)
MSC	(12,191)	758	(11,433)
MSX	(41)	0	(41)
MYC	(1,112)	260	(852)
RBC	(69)	0	(69)
RYL	(515)	260	(255)
SCX	132	0	132
UAG	(61,304)	61,326	22
WST	(1,621)	0	(1,621)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

110	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 2.1%

CORPORATE BONDS & NOTES 1.4%
Australia & New Zealand Banking Group Ltd.
1.000% due 10/06/2015		$44,400	$44,765
2.400% due 11/23/2016		300	315
Commonwealth Bank of Australia
3.492% due 08/13/2014		4,300	4,483
ING Bank Australia Ltd.
3.332% due 08/28/2013	AUD	2,000	2,083
Macquarie Bank Ltd.
3.300% due 07/17/2014		$1,600	1,661
Westpac Banking Corp.
1.250% due 12/15/2017		22,100	22,122
2.700% due 12/09/2014		5,000	5,183

			80,612

MORTGAGE-BACKED SECURITIES 0.1%
Puma Finance Ltd.
0.429% due 02/21/2038		1,306	1,296
3.430% due 08/22/2037	AUD	1,600	1,631
3.583% due 07/12/2036		663	677
Swan Trust
0.372% due 05/12/2037		$111	110
Torrens Trust
3.465% due 10/19/2038	AUD	3,129	3,232

			6,946

SOVEREIGN ISSUES 0.6%
New South Wales Treasury Corp.
6.000% due 03/01/2022		15,600	18,446
New South Wales Treasury Corp. CPI Linked Bond
2.750% due 11/20/2025		11,600	15,750

			34,196

Total Australia (Cost $117,447)			121,754

BELGIUM 0.1%

SOVEREIGN ISSUES 0.1%
Belgium Government International Bond
2.750% due 03/05/2015		$5,000	5,198

Total Belgium (Cost $5,084)			5,198

CANADA 1.3%

CORPORATE BONDS & NOTES 0.2%
Agrium, Inc.
6.750% due 01/15/2019		$5,000	6,137
Caisse Centrale Desjardins du Quebec
2.550% due 03/24/2016		5,000	5,281
National Bank of Canada
1.650% due 01/30/2014		1,700	1,718

			13,136

SOVEREIGN ISSUES 1.1%
Canada Government Bond
4.000% due 06/01/2041	CAD	2,500	3,204
Province of British Columbia
4.300% due 06/18/2042		3,000	3,398
Province of Ontario
2.100% due 09/08/2018		7,200	7,141
2.450% due 06/29/2022		$6,200	6,233
3.150% due 06/02/2022	CAD	3,400	3,481
Province of Quebec
3.000% due 09/01/2023		19,200	19,042

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 12/01/2022	CAD	6,500	$6,779
4.250% due 12/01/2021		8,800	9,745
6.000% due 10/01/2029		3,200	4,173

			63,196

Total Canada (Cost $75,908)			76,332

CAYMAN ISLANDS 0.6%

ASSET-BACKED SECURITIES 0.6%
ALM Loan Funding
1.089% due 11/20/2020		$1,544	1,541
Avenue CLO Fund Ltd.
0.640% due 02/15/2017		658	659
BlackRock Senior Income Series Corp.
0.542% due 04/20/2019		1,494	1,465
Duane Street CLO Ltd.
0.543% due 11/08/2017		1,875	1,873
Galaxy CLO Ltd.
0.541% due 04/25/2019		1,381	1,358
Hillmark Funding
0.539% due 05/21/2021		9,800	9,577
Kingsland Ltd.
0.530% due 06/13/2019		7,664	7,637
Lafayette CLO Ltd.
1.683% due 09/06/2022		1,712	1,713
Landmark CDO Ltd.
0.587% due 06/01/2017		301	299
Mountain View Funding CLO
0.564% due 04/15/2019		1,670	1,655
MSIM Peconic Bay Ltd.
0.582% due 07/20/2019		2,717	2,696
Pacifica CDO Ltd.
0.561% due 01/26/2020		1,516	1,507
Plymouth Rock CLO Ltd.
1.790% due 02/16/2019		42	42
Wind River CLO Ltd.
0.610% due 12/19/2016		133	132

Total Cayman Islands (Cost $31,430)			32,154

CHILE 0.0%

CORPORATE BONDS & NOTES 0.0%
Banco Santander Chile
1.902% due 01/19/2016		$500	494

Total Chile (Cost $500)			494

DENMARK 0.0%

CORPORATE BONDS & NOTES 0.0%
Nykredit Realkredit A/S
6.000% due 10/01/2029	DKK	582	114
Realkredit Danmark A/S
1.340% due 01/01/2038		13,288	2,353

Total Denmark (Cost $2,347)			2,467

FRANCE 2.9%

ASSET-BACKED SECURITIES 0.0%
Titrisocram
1.088% due 03/25/2022	EUR	191	247

CORPORATE BONDS & NOTES 2.5%
BNP Paribas Home Loan SFH
2.200% due 11/02/2015		$6,800	7,030
3.000% due 07/23/2013	EUR	1,200	1,552
4.750% due 05/28/2013		3,800	4,904

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Caisse Francaise de Financement Local
1.550% due 10/31/2013	JPY	57,000	$608
5.750% due 08/24/2015	AUD	1,600	1,701
Cie de Financement Foncier S.A.
1.052% due 04/17/2014		$1,800	1,787
2.500% due 09/16/2015		16,100	16,752
Credit Agricole Home Loan SFH
1.052% due 07/21/2014		16,000	16,042
Dexia Credit Local S.A.
0.781% due 04/29/2014		12,100	12,026
2.750% due 01/10/2014		55,600	56,385
2.750% due 04/29/2014		21,745	22,266
GCE Covered Bonds S.A.
2.000% due 09/30/2013	EUR	100	129
General Electric Societe de Credit Foncier
3.750% due 07/22/2014		2,900	3,880

			145,062

SOVEREIGN ISSUES 0.4%
Caisse d’Amortissement de la Dette Sociale
1.375% due 01/27/2014		$2,300	2,319
3.500% due 07/01/2014		19,700	20,458

			22,777

Total France (Cost $165,584)			168,086

GERMANY 9.0%

CORPORATE BONDS & NOTES 6.0%
FMS Wertmanagement AoeR
0.204% due 01/20/2014	EUR	20,300	26,066
0.351% due 02/18/2015		42,400	54,497
2.375% due 12/15/2014		56,300	74,915
3.375% due 06/17/2021		20,900	30,688
5.000% due 03/20/2017	AUD	4,000	4,320
KFW
0.625% due 05/29/2015	EUR	29,000	37,547
1.375% due 02/21/2017		15,300	20,300
2.000% due 09/07/2016		4,300	5,814
2.750% due 09/07/2015	GBP	20,000	32,028
5.500% due 02/09/2022	AUD	20,500	22,970
6.000% due 08/20/2020		20,000	23,151
Landwirtschaftliche Rentenbank
5.500% due 03/29/2022		10,400	11,621

			343,917

SOVEREIGN ISSUES 3.0%
Republic of Germany
0.100% due 04/15/2023 (d)	EUR	6,001	8,210
1.750% due 07/04/2022		18,000	24,245
2.500% due 07/04/2044		19,200	26,209
3.000% due 07/04/2020		12,000	17,854
3.250% due 07/04/2021		1,500	2,273
4.000% due 01/04/2037		7,700	13,266
4.750% due 07/04/2034		18,700	34,787
5.500% due 01/04/2031		18,600	36,216
5.625% due 01/04/2028		2,300	4,396
State of North Rhine-Westphalia
3.250% due 05/28/2014	NOK	42,500	7,386

			174,842

Total Germany (Cost $528,308)			518,759

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	111

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUERNSEY, CHANNEL ISLANDS 0.5%

CORPORATE BONDS & NOTES 0.5%
HSH N Finance Guernsey Ltd.
0.657% due 12/21/2015	EUR	20,900	$26,891

Total Guernsey, Channel Islands (Cost $28,006)			26,891

IRELAND 1.4%

ASSET-BACKED SECURITIES 0.1%
Dryden Leveraged Loan CDO
0.555% due 08/08/2022	EUR	3,207	4,003
Magi Funding PLC
0.671% due 04/11/2021		2,435	3,053
SC Germany Auto PLC
0.248% due 07/10/2019		22	28

			7,084

CORPORATE BONDS & NOTES 1.2%
Depfa ACS Bank
3.875% due 07/15/2013		20,800	26,898
German Postal Pensions Securitisation PLC
3.375% due 01/18/2016		29,600	40,843
Russian Railways via RZD Capital PLC
5.700% due 04/05/2022		$300	331

			68,072

MORTGAGE-BACKED SECURITIES 0.1%
DECO Series
0.381% due 10/27/2019	EUR	27	33
Emerald Mortgages PLC
0.238% due 07/15/2048		591	586
German Residential Asset Note Distributor PLC
1.611% due 01/20/2021		1,176	1,505
Opera Finance PLC
0.424% due 10/20/2014		1,514	1,911

			4,035

Total Ireland (Cost $79,552)			79,191

ITALY 1.3%

ASSET-BACKED SECURITIES 0.5%
Berica ABS SRL
0.513% due 12/30/2055	EUR	23,000	28,605

CORPORATE BONDS & NOTES 0.3%
Intesa Sanpaolo SpA
2.688% due 02/24/2014		$6,300	6,338
6.500% due 02/24/2021		9,500	9,809

			16,147

MORTGAGE-BACKED SECURITIES 0.4%
Berica Residential MBS SRL
0.537% due 03/31/2048	EUR	18,127	21,434

SOVEREIGN ISSUES 0.1%
Italy Government International Bond
6.000% due 08/04/2028	GBP	3,500	5,463

Total Italy (Cost $68,439)			71,649

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN 14.8%

CORPORATE BONDS & NOTES 0.2%
Tokyo Electric Power Co., Inc.
0.675% due 05/30/2013	JPY	70,000	$742
0.775% due 04/25/2013		20,000	212
1.094% due 04/25/2013		20,000	212
1.415% due 12/24/2013		40,000	422
1.470% due 10/28/2013		20,000	212
4.500% due 03/24/2014	EUR	5,500	7,209
4.750% due 02/28/2014	JPY	60,000	652

			9,661

SOVEREIGN ISSUES 14.6%
Japan Government International Bond
0.800% due 09/20/2022		27,490,000	301,001
0.900% due 03/20/2022		6,030,000	66,736
0.900% due 06/20/2022		6,530,000	72,236
1.200% due 06/20/2021		770,000	8,736
Japan Government Twenty Year Bond
1.600% due 03/20/2033		35,320,000	386,800

			835,509

Total Japan (Cost $851,077)			845,170

LUXEMBOURG 0.4%

ASSET-BACKED SECURITIES 0.1%
Harvest CLO S.A.
0.827% due 03/29/2017	EUR	1,171	1,495
Penta CLO S.A.
0.564% due 06/04/2024		3,002	3,648

			5,143

CORPORATE BONDS & NOTES 0.3%
Fiat Finance & Trade S.A.
6.125% due 07/08/2014		3,100	4,112
7.625% due 09/15/2014		4,900	6,652
Hypothekenbank Frankfurt International S.A.
4.005% due 06/13/2014		$4,900	4,976

			15,740

Total Luxembourg (Cost $21,205)			20,883

MEXICO 0.6%

SOVEREIGN ISSUES 0.6%
Mexico Government International Bond
9.000% due 06/20/2013	MXN	412,000	33,746

Total Mexico (Cost $32,712)			33,746

NETHERLANDS 2.6%

ASSET-BACKED SECURITIES 0.4%
Cadogan Square CLO BV
0.571% due 01/17/2023	EUR	1,265	1,579
Eurocredit CDO BV
0.686% due 02/22/2020		2,382	3,009
Grosvenor Place CLO BV
0.454% due 07/20/2021		2,864	3,598
0.771% due 07/20/2021	GBP	4,799	7,135
Jubilee CDO BV
0.806% due 10/15/2019	EUR	2,340	2,978
Leopard CLO BV
0.656% due 04/21/2020		1,639	2,078
0.689% due 04/07/2019		262	335

			20,712

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 2.2%
Achmea Hypotheekbank NV
0.648% due 11/03/2014		$7,200	$7,203
Bank Nederlandse Gemeenten
1.375% due 03/19/2018		11,500	11,594
2.250% due 01/12/2017	EUR	400	544
6.750% due 03/02/2018	AUD	4,600	5,313
Fortis Bank Nederland NV
3.375% due 05/19/2014	EUR	26,500	35,226
ING Bank NV
2.500% due 01/14/2016		$14,000	14,610
3.900% due 03/19/2014		2,600	2,688
LeasePlan Corp. NV
3.250% due 05/22/2014	EUR	5,300	7,032
NIBC Bank NV
0.667% due 12/02/2014		$17,500	17,431
2.800% due 12/02/2014		5,001	5,199
3.500% due 04/07/2014	EUR	3,700	4,900
Royal Bank of Scotland NV
0.950% due 06/08/2015		800	979
0.981% due 03/09/2015		$5,000	4,779
6.500% due 05/17/2018	AUD	7,000	6,640
Ziggo Finance BV
6.125% due 11/15/2017	EUR	150	202

			124,340

MORTGAGE-BACKED SECURITIES 0.0%
Atomium Mortgage Finance BV
0.327% due 07/01/2034		86	107
Dutch Mortgage Portfolio Loans BV
0.473% due 11/20/2035		569	728
EMF-NL
1.202% due 07/17/2041		1,200	1,154
Storm BV
1.259% due 04/22/2054		88	114

			2,103

Total Netherlands (Cost $145,683)			147,155

NEW ZEALAND 3.5%

SOVEREIGN ISSUES 3.5%
New Zealand Government Bond
5.000% due 03/15/2019	NZD	84,500	78,228
5.500% due 04/15/2023		46,900	45,860
6.000% due 12/15/2017		4,800	4,571
6.000% due 05/15/2021		68,100	67,759
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025		4,100	3,693

Total New Zealand (Cost $176,546)			200,111

NORWAY 1.2%

CORPORATE BONDS & NOTES 1.2%
DNB Boligkreditt A/S
2.375% due 07/20/2016	EUR	11,500	15,373
Eksportfinans ASA
0.505% due 04/05/2013		$500	500
0.890% due 06/16/2015	JPY	400,000	3,913
1.875% due 04/02/2013		$4,200	4,200
2.000% due 09/15/2015		6,700	6,437
2.375% due 05/25/2016		13,400	12,758
3.000% due 11/17/2014		17,800	17,718
4.750% due 06/11/2013	EUR	2,000	2,585
5.500% due 05/25/2016		$2,000	2,079
5.500% due 06/26/2017		1,000	1,038

Total Norway (Cost $64,750)			66,601

112	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH AFRICA 0.1%

SOVEREIGN ISSUES 0.1%
South Africa Government International Bond
8.250% due 09/15/2017	ZAR	65,900	$7,810

Total South Africa (Cost $8,569)			7,810

SOUTH KOREA 0.1%

CORPORATE BONDS & NOTES 0.1%
Export-Import Bank of Korea
5.750% due 05/22/2013	EUR	4,200	5,432

Total South Korea (Cost $6,490)			5,432

SPAIN 3.9%

CORPORATE BONDS & NOTES 0.2%
Banco Bilbao Vizcaya Argentaria S.A.
3.000% due 10/09/2014	EUR	2,900	3,793
Banco Espanol de Credito S.A.
4.250% due 09/16/2014		5,000	6,642

			10,435

SOVEREIGN ISSUES 3.7%
Autonomous Community of Madrid Spain
4.305% due 03/06/2014		25,000	32,864
5.750% due 02/01/2018 (h)		8,400	11,144
Fondo de Reestructuracion Ordenada Bancaria
4.400% due 10/21/2013		3,300	4,299
Instituto de Credito Oficial
1.961% due 03/25/2014		36,500	46,198
3.250% due 05/14/2013		$10,000	10,017
4.375% due 03/31/2014	EUR	3,600	4,732
4.500% due 07/08/2014		5,200	6,858
4.530% due 03/17/2016	CAD	11,785	11,235
5.000% due 11/14/2016		$900	947
Junta de Castilla y Leon
6.270% due 02/19/2018	EUR	2,800	3,757
6.505% due 03/01/2019		17,800	23,984
Spain Government International Bond
3.625% due 06/17/2013		$40,700	40,761
5.250% due 04/06/2029	GBP	1,700	2,383
Xunta de Galicia
6.131% due 04/03/2018	EUR	8,600	11,514
6.964% due 12/28/2017		3,000	4,153

			214,846

Total Spain (Cost $228,277)			225,281

SUPRANATIONAL 4.7%

CORPORATE BONDS & NOTES 4.7%
African Development Bank
5.250% due 03/23/2022	AUD	200	224
Asian Development Bank
5.000% due 03/09/2022		500	552
Council of Europe Development Bank
5.625% due 12/14/2015		2,500	2,728
6.000% due 10/08/2020		8,300	9,345
EUROFIMA
5.625% due 10/24/2016		1,100	1,213
6.250% due 12/28/2018		47,935	54,646
European Investment Bank
6.000% due 08/06/2020		5,700	6,471
6.125% due 01/23/2017		9,100	10,272
6.250% due 04/15/2015		49,500	54,446
6.250% due 06/08/2021		9,600	11,117

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
European Union
2.500% due 12/04/2015	EUR	20,500	$27,839
2.750% due 06/03/2016		26,900	37,037
3.125% due 01/27/2015		3,500	4,726
3.250% due 04/04/2018		13,200	18,953
3.500% due 06/04/2021		13,900	20,532
International Finance Corp.
5.000% due 08/03/2016	AUD	2,400	2,624
5.750% due 06/24/2014		6,600	7,089
5.750% due 07/28/2020		200	231
Nordic Investment Bank
5.000% due 04/19/2022		500	549

Total Supranational (Cost $265,232)			270,594

UNITED KINGDOM 15.7%

BANK LOAN OBLIGATIONS 0.2%
Virgin Media Investment Holdings Ltd.
3.750% due 02/08/2020		$12,200	12,154

CORPORATE BONDS & NOTES 3.3%
Abbey National Treasury Services PLC
1.881% due 04/25/2014		300	303
3.125% due 06/30/2015	EUR	21,800	28,878
Bank of Scotland PLC
4.500% due 10/23/2013		500	656
Barclays Bank PLC
2.250% due 05/10/2017		$15,000	15,660
Bradford & Bingley PLC
4.250% due 05/04/2016	EUR	10,700	15,122
Hanson Ltd.
6.125% due 08/15/2016		$2,000	2,217
HBOS PLC
6.750% due 05/21/2018		19,210	21,457
LBG Capital PLC
7.588% due 05/12/2020	GBP	2,000	3,138
7.869% due 08/25/2020		800	1,281
8.000% due 06/15/2020 (e)		$500	537
8.500% due 12/17/2021 (e)		20,900	22,404
9.334% due 02/07/2020	GBP	5,000	8,425
11.040% due 03/19/2020		4,077	7,199
11.250% due 09/14/2023		1,600	2,814
15.000% due 12/21/2019		200	438
Lloyds TSB Bank PLC
12.000% due 12/16/2024 (e)		$11,300	15,155
Pearson Dollar Finance PLC
5.500% due 05/06/2013		2,500	2,510
Royal Bank of Scotland Group PLC
5.000% due 10/01/2014		600	618
6.666% due 10/05/2017 (e)	CAD	700	621
Royal Bank of Scotland PLC
2.750% due 08/18/2014	EUR	13,700	17,654
3.858% due 10/27/2014	AUD	200	203
Tate & Lyle International Finance PLC
5.000% due 11/15/2014		$1,500	1,583
Virgin Media Secured Finance PLC
5.250% due 01/15/2021		4,100	4,303
WPP Ltd.
6.000% due 04/04/2017	GBP	4,075	7,153
Yorkshire Building Society
3.250% due 09/22/2016	EUR	4,700	6,394

			186,723

MORTGAGE-BACKED SECURITIES 4.0%
EuroMASTR PLC
0.707% due 06/15/2040	GBP	164	219

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Eurosail PLC
0.360% due 12/10/2044	EUR	7,484	$8,801
0.361% due 03/13/2045		527	626
0.443% due 12/15/2044		7,614	7,350
0.627% due 03/13/2045	GBP	113	170
0.667% due 06/10/2044		15,963	23,056
Fosse Master Issuer PLC
2.611% due 10/18/2054		15,700	24,519
Gemgarto
3.461% due 05/14/2045		187	298
Granite Mortgages PLC
0.827% due 03/20/2044		3,685	5,522
0.827% due 06/20/2044		5,357	8,060
0.867% due 09/20/2044		3,179	4,789
0.887% due 09/20/2044		128	192
Great Hall Mortgages PLC
0.334% due 03/18/2039	EUR	2,669	3,081
0.410% due 06/18/2039		$1,933	1,745
Holmes Master Issuer PLC
1.595% due 10/15/2054	EUR	8,538	11,027
Landmark Mortgage Securities PLC
0.727% due 06/17/2038	GBP	84	121
Ludgate Funding PLC
0.372% due 01/01/2061	EUR	200	228
Mansard Mortgages PLC
1.157% due 12/15/2049	GBP	17,338	24,427
Newgate Funding PLC
0.452% due 12/01/2050	EUR	5,600	5,351
0.707% due 12/15/2050	GBP	5,000	5,417
0.803% due 12/15/2050	EUR	11,950	13,946
1.453% due 12/15/2050		2,500	2,472
1.507% due 12/15/2050	GBP	4,400	5,528
1.703% due 12/15/2050	EUR	4,100	2,961
1.757% due 12/15/2050	GBP	3,000	3,464
Opera Finance PLC
0.711% due 02/02/2017		16,742	24,895
Paragon Mortgages PLC
0.523% due 06/15/2041	EUR	200	224
0.586% due 05/15/2041		380	442
ResLoc U.K. PLC
0.667% due 12/15/2043	GBP	1,107	1,492
0.727% due 12/15/2043		1,905	2,162
RMAC PLC
0.601% due 12/12/2036	EUR	204	246
RMAC Securities PLC
0.430% due 06/12/2044		$529	485
0.441% due 06/12/2044	EUR	197	187
0.657% due 06/12/2044	GBP	3,794	5,297
0.677% due 06/12/2044		9,583	13,137
Tenterden Funding PLC
2.007% due 03/21/2044		8,700	13,465
Unite USAF PLC
0.707% due 03/31/2017		200	301
Uropa Securities PLC
0.342% due 10/10/2040	EUR	82	102
Windermere CMBS PLC
0.757% due 04/24/2017	GBP	1,911	2,783

			228,588

SOVEREIGN ISSUES 8.2%
United Kingdom Gilt
0.125% due 03/22/2024 (d)		29,307	51,655
0.125% due 03/22/2029 (d)		4,038	6,968
0.375% due 03/22/2062 (d)		7,610	14,756
1.750% due 09/07/2022		31,000	47,070
1.875% due 11/22/2022 (d)		79,251	163,901

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	113

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.750% due 09/07/2020	GBP	3,600	$6,425
4.250% due 12/07/2027		3,400	6,350
4.250% due 06/07/2032		14,900	27,734
4.250% due 03/07/2036		1,400	2,591
4.250% due 09/07/2039		6,300	11,634
4.250% due 12/07/2040		17,700	32,690
4.750% due 12/07/2030		35,100	69,236
4.750% due 12/07/2038		12,900	25,711
6.000% due 12/07/2028		700	1,562

			468,283

Total United Kingdom (Cost $868,682)			895,748

UNITED STATES 20.1%

ASSET-BACKED SECURITIES 1.2%
Accredited Mortgage Loan Trust
4.330% due 06/25/2033		$378	328
Aegis Asset-Backed Securities Trust
0.574% due 10/25/2035		4,269	4,040
Ameriquest Mortgage Securities, Inc.
0.674% due 10/25/2035		2,300	2,035
Amortizing Residential Collateral Trust
0.784% due 07/25/2032		44	40
Amresco Residential Securities Mortgage Loan Trust
1.144% due 06/25/2029		221	197
Argent Securities, Inc.
1.024% due 02/25/2034		798	686
Asset-Backed Securities Corp. Home Equity Loan Trust
1.553% due 04/15/2033		2,221	2,138
Bear Stearns Asset-Backed Securities Trust
0.274% due 12/25/2036		95	93
0.284% due 10/25/2036		12	11
0.864% due 10/25/2032		36	33
1.004% due 10/27/2032		48	44
1.204% due 10/25/2037		107	91
BNC Mortgage Loan Trust
0.304% due 05/25/2037		1,109	1,081
Carrington Mortgage Loan Trust
0.524% due 10/25/2035		52	52
Citigroup Mortgage Loan Trust, Inc.
0.264% due 07/25/2045		823	612
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033		180	187
6.681% due 12/01/2033		96	100
Countrywide Asset-Backed Certificates
0.364% due 10/25/2047		1,923	1,885
0.384% due 09/25/2036		308	306
0.504% due 08/25/2035		2,070	1,938
0.544% due 12/25/2036^		965	514
0.854% due 06/25/2035		500	490
4.740% due 10/25/2035		1,530	1,524
Credit Suisse First Boston Mortgage Securities Corp.
0.824% due 01/25/2032		65	58
Credit-Based Asset Servicing and Securitization LLC
0.264% due 11/25/2036		7	3
First Alliance Mortgage Loan Trust
0.433% due 12/20/2027		10	8
First Franklin Mortgage Loan Trust
0.264% due 10/25/2036		9	9
0.564% due 10/25/2035		4,300	3,573
1.104% due 03/25/2034		3,111	2,734
GSAA Trust
5.995% due 03/25/2046^		2,692	2,169
Home Equity Asset Trust
0.264% due 05/25/2037		26	26
0.804% due 11/25/2032		2	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Acquisition Corp.
0.314% due 08/25/2036	$139	$66
Long Beach Mortgage Loan Trust
0.764% due 10/25/2034	12	11
1.029% due 06/25/2035	1,550	1,517
MASTR Asset-Backed Securities Trust
0.354% due 03/25/2036	1,900	1,113
Merrill Lynch Mortgage Investors Trust
0.284% due 09/25/2037	45	13
0.324% due 02/25/2037	76	29
MESA Trust
1.004% due 12/25/2031	233	180
Morgan Stanley Home Equity Loan Trust
0.554% due 04/25/2037	2,000	1,071
Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046	2,374	1,508
New Century Home Equity Loan Trust
1.089% due 05/25/2034	3,313	3,096
Popular ABS Mortgage Pass-Through Trust
0.294% due 06/25/2047	266	236
RAAC Series
1.404% due 09/25/2047	4,138	4,052
Renaissance Home Equity Loan Trust
0.704% due 12/25/2033	96	97
Residential Asset Mortgage Products Trust
0.504% due 03/25/2036	2,007	1,281
0.764% due 06/25/2032	6	6
Residential Asset Securities Corp. Trust
0.364% due 07/25/2036	1,378	1,331
0.704% due 07/25/2032^	170	140
1.044% due 09/25/2034	1,926	1,505
Securitized Asset-Backed Receivables LLC
0.334% due 05/25/2037^	490	271
SLC Student Loan Trust
0.730% due 06/15/2017	32	32
SLM Student Loan Trust
0.301% due 07/25/2017	79	79
0.480% due 12/17/2018	6	6
0.801% due 10/25/2017	5,565	5,590
1.303% due 12/15/2021	144	145
1.801% due 04/25/2023	17,850	18,589
Soundview Home Loan Trust
0.264% due 11/25/2036	53	20
Specialty Underwriting & Residential Finance
0.554% due 09/25/2036	1,945	1,905
Structured Asset Securities Corp.
0.784% due 01/25/2033	10	9

		70,904

BANK LOAN OBLIGATIONS 0.9%
Dell, Inc.
5.000% due 11/06/2013	32,900	32,749
HCA, Inc.
2.704% due 05/02/2016	1,800	1,807
HJ Heinz Co.
5.000% due 03/27/2014	3,000	2,985
Springleaf Financial Funding Co.
5.500% due 05/10/2017	12,900	13,007
U.S. Coatings Acquisition, Inc.
4.750% due 02/01/2020	2,000	2,029

		52,577

CORPORATE BONDS & NOTES 3.7%
Ally Financial, Inc.
3.680% due 06/20/2014	1,300	1,337
8.300% due 02/12/2015	6,200	6,897

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Altria Group, Inc.
9.700% due 11/10/2018		$2,703	$3,768
American International Group, Inc.
6.797% due 11/15/2017	EUR	2,565	4,003
8.000% due 05/22/2068		4,600	6,958
AutoZone, Inc.
6.500% due 01/15/2014		$600	627
Aviation Capital Group Corp.
7.125% due 10/15/2020		800	910
Avnet, Inc.
6.625% due 09/15/2016		1,550	1,764
BA Covered Bond Issuer
4.250% due 08/03/2017	EUR	800	1,143
Bank of America Corp.
0.888% due 05/23/2017		8,450	10,304
Black & Decker Corp.
5.750% due 11/15/2016		$3,000	3,482
Boston Scientific Corp.
6.400% due 06/15/2016		4,300	4,916
Burlington Northern Santa Fe LLC
5.650% due 05/01/2017		2,669	3,132
Cardinal Health, Inc.
6.000% due 06/15/2017		3,200	3,738
Citigroup, Inc.
0.576% due 11/05/2014		15,700	15,642
1.480% due 11/30/2017	EUR	8,250	10,210
6.393% due 03/06/2023		500	722
CNA Financial Corp.
5.850% due 12/15/2014		$3,000	3,231
Computer Sciences Corp.
6.500% due 03/15/2018		4,000	4,645
Countrywide Capital
8.050% due 06/15/2027		500	642
General Electric Capital Corp.
3.800% due 06/18/2019		300	324
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020 (b)		7,000	7,017
HCP, Inc.
5.650% due 12/15/2013		6,000	6,208
International Lease Finance Corp.
6.500% due 09/01/2014		8,800	9,416
6.625% due 11/15/2013		5,500	5,679
6.750% due 09/01/2016		7,100	8,058
Lehman Brothers Holdings, Inc.
1.000% due 05/02/2018^		7,000	1,925
Limited Brands, Inc.
6.900% due 07/15/2017		5,000	5,769
Loews Corp.
5.250% due 03/15/2016		1,200	1,337
Lynx Corp.
6.000% due 04/15/2021	GBP	6,300	9,862
Merrill Lynch & Co., Inc.
0.486% due 01/31/2014	EUR	4,700	6,018
0.510% due 05/30/2014		4,500	5,751
0.520% due 08/25/2014		1,000	1,276
6.750% due 05/21/2013		1,100	1,421
Morgan Stanley
0.632% due 05/02/2014		300	384
4.100% due 01/26/2015		$700	731
6.250% due 08/28/2017		300	350
Spectra Energy Capital LLC
6.200% due 04/15/2018		5,000	6,049
Union Pacific Corp.
4.163% due 07/15/2022		875	988
WM Covered Bond Program
4.375% due 09/16/2014	EUR	33,100	44,256

			210,890

114	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 6.1%
Adjustable Rate Mortgage Trust
3.079% due 09/25/2035	$504	$478
American Home Mortgage Assets LLC
0.394% due 05/25/2046	563	390
0.434% due 09/25/2046^	241	31
Banc of America Funding Corp.
0.483% due 06/20/2047	2,000	1,273
2.687% due 02/20/2036	2,343	2,288
2.872% due 03/20/2036	600	545
3.176% due 11/20/2034	1,191	1,109
5.500% due 08/25/2035	2,155	2,175
5.500% due 01/25/2036	771	809
5.623% due 01/20/2047^	451	353
5.907% due 10/20/2046^	129	103
6.000% due 03/25/2037^	1,121	1,016
Banc of America Large Loan Trust
2.503% due 11/15/2015	39,184	39,506
Banc of America Mortgage Trust
3.126% due 06/25/2035	1,050	969
3.128% due 09/25/2035	155	145
5.308% due 04/25/2035	919	922
BCAP LLC Trust
0.915% due 01/26/2047	1,311	1,098
2.776% due 02/26/2036	646	590
5.250% due 02/26/2036	2,413	2,277
5.250% due 04/26/2037	3,016	2,848
5.250% due 08/26/2037	3,348	3,560
5.575% due 03/26/2037	6,300	5,972
Bear Stearns Adjustable Rate Mortgage Trust
2.320% due 08/25/2035	3,837	3,909
2.600% due 03/25/2035	3,389	3,425
2.671% due 10/25/2035	619	622
2.793% due 03/25/2035	664	671
2.804% due 10/25/2033	349	354
3.006% due 01/25/2035	1,114	1,067
3.018% due 02/25/2034	74	73
3.051% due 05/25/2034	496	476
3.145% due 05/25/2034	352	340
3.485% due 11/25/2034	16	16
4.681% due 07/25/2034	736	742
5.141% due 08/25/2035	391	398
Bear Stearns Alt-A Trust
0.825% due 08/25/2036^	1,252	482
2.609% due 01/25/2036^	108	75
2.817% due 08/25/2036^	392	274
2.835% due 11/25/2035^	185	142
2.869% due 11/25/2036	4,598	3,237
2.926% due 09/25/2035	5,519	4,669
4.707% due 11/25/2036^	930	747
5.184% due 08/25/2036^	2,874	2,014
CC Funding Corp.
0.434% due 05/25/2036	2,842	2,314
Chase Mortgage Finance Corp.
3.021% due 02/25/2037	1,517	1,568
Citicorp Mortgage Securities, Inc.
6.000% due 04/25/2037	1,967	2,008
Citigroup Mortgage Loan Trust, Inc.
2.270% due 09/25/2035	1,318	1,311
2.340% due 09/25/2035	1,470	1,452
2.600% due 05/25/2035	305	306
3.111% due 09/25/2037^	2,344	1,908
5.505% due 03/25/2037 ^	1,849	1,144
Commercial Mortgage Pass-Through Certificates
1.819% due 01/10/2046 (a)	9,977	1,108
2.366% due 07/10/2046 (a)	37,413	2,020
2.425% due 07/10/2046 (a)	25,172	1,975

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Trust
0.344% due 04/25/2047	$2,181	$1,788
0.374% due 01/25/2037^	932	718
0.383% due 02/20/2047	692	442
0.394% due 09/25/2046	1,798	1,269
0.398% due 12/20/2046	7,224	4,655
0.404% due 05/25/2036	132	94
0.413% due 03/20/2046	165	109
0.413% due 07/20/2046^	1,391	752
0.414% due 07/25/2046	120	85
0.434% due 08/25/2046	195	35
0.484% due 02/25/2037	687	463
0.554% due 05/25/2037^	1,073	627
0.604% due 09/25/2035	801	612
1.174% due 12/25/2035	159	117
1.577% due 08/25/2035	965	793
1.663% due 11/25/2035	701	512
2.203% due 11/25/2035	679	510
2.895% due 02/25/2037^	428	364
5.250% due 06/25/2035	433	391
6.000% due 10/25/2032	6	6
6.000% due 01/25/2037^	2,155	1,741
6.250% due 08/25/2037^	962	775
6.500% due 08/25/2032	180	180
Countrywide Home Loan Mortgage Pass-Through Trust
0.494% due 04/25/2035	38	31
0.524% due 03/25/2035	1,349	955
0.534% due 02/25/2035	27	24
0.744% due 03/25/2035	1,672	1,532
2.732% due 03/25/2037^	651	445
2.809% due 02/20/2036^	2,026	1,560
2.826% due 05/20/2036	1,113	929
2.868% due 08/25/2034	833	763
2.893% due 02/25/2047^	742	571
2.927% due 11/25/2034	1,950	1,836
3.057% due 08/25/2034	179	159
3.847% due 11/19/2033	39	39
Credit Suisse First Boston Mortgage Securities Corp.
1.354% due 03/25/2034^	449	393
2.120% due 05/25/2032	11	11
2.547% due 07/25/2033	56	56
2.618% due 08/25/2033	253	253
DBUBS Mortgage Trust
0.246% due 11/10/2046 (a)	16,942	341
1.391% due 11/10/2046 (a)	42,831	1,982
Deutsche ALT-A Securities, Inc.
0.344% due 07/25/2047	1,242	1,019
Deutsche Mortgage Securities, Inc.
5.228% due 06/26/2035	2,200	2,241
Downey Savings & Loan Association Mortgage Loan Trust
0.523% due 07/19/2045^	291	45
Extended Stay America Trust
1.079% due 12/05/2031 (a)	37,000	1,155
First Horizon Mortgage Pass-Through Trust
2.615% due 08/25/2035	564	563
2.619% due 10/25/2035	555	557
First Republic Mortgage Loan Trust
0.553% due 11/15/2031	120	118
GMAC Mortgage Corp. Loan Trust
3.609% due 06/25/2034	79	75
Greenpoint Mortgage Funding Trust
0.384% due 01/25/2037	1,071	667
0.414% due 04/25/2036	928	630
0.474% due 11/25/2045	193	160
Greenpoint Mortgage Pass-Through Certificates
2.939% due 10/25/2033	78	77

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	$1,100	$1,259
GS Mortgage Securities Corp.
1.788% due 02/10/2046 (a)	14,978	1,821
2.408% due 11/10/2045 (a)	25,989	3,964
GSR Mortgage Loan Trust
1.940% due 03/25/2033	303	306
2.650% due 09/25/2035	700	669
2.662% due 09/25/2035	1,412	1,459
2.825% due 04/25/2035	121	120
2.913% due 05/25/2035	460	423
3.033% due 01/25/2035	1,731	1,712
5.111% due 11/25/2035	1,984	1,959
Harborview Mortgage Loan Trust
0.383% due 07/19/2046	2,346	1,530
0.393% due 09/19/2037	1,792	1,348
0.443% due 03/19/2036	282	188
2.703% due 05/19/2033	567	571
3.027% due 07/19/2035	328	284
Homebanc Mortgage Trust
4.641% due 04/25/2037	1,599	834
5.564% due 04/25/2037	798	635
Impac CMB Trust
0.984% due 10/25/2034	1,014	937
1.204% due 07/25/2033	75	68
Indymac Index Mortgage Loan Trust
0.394% due 04/25/2037	302	130
0.394% due 09/25/2046	5,692	4,185
0.444% due 06/25/2037	1,499	1,293
0.454% due 02/25/2037	1,100	530
0.504% due 06/25/2037^	667	313
2.647% due 12/25/2034	224	197
Indymac Mortgage Loan Trust
0.504% due 11/25/2035^	422	202
2.985% due 11/25/2035^	3,265	2,896
5.363% due 08/25/2036	1,388	1,393
JPMorgan Alternative Loan Trust
5.500% due 11/25/2036	289	285
5.550% due 10/25/2036	128	127
JPMorgan Chase Commercial Mortgage Securities Corp.
1.486% due 12/15/2047 (a)	85,000	7,574
JPMorgan Mortgage Trust
2.340% due 11/25/2033	323	323
2.827% due 02/25/2036^	1,674	1,497
3.015% due 07/25/2035	588	580
5.306% due 09/25/2035	1,069	1,061
MASTR Adjustable Rate Mortgages Trust
0.414% due 04/25/2046	3,295	2,394
0.504% due 05/25/2047^	1,608	647
MASTR Alternative Loans Trust
0.604% due 03/25/2036	535	112
6.000% due 03/25/2036	4,388	3,413
Mellon Residential Funding Corp.
0.683% due 06/15/2030	80	79
2.610% due 10/20/2029	44	44
Merrill Lynch Mortgage Investors Trust
0.414% due 02/25/2036	1,999	1,785
0.454% due 11/25/2035	4,280	4,052
0.454% due 08/25/2036	273	257
1.760% due 10/25/2035	4,147	4,098
2.436% due 02/25/2033	210	199
2.579% due 06/25/2035	1,041	1,030
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.936% due 08/12/2049	700	819
Nomura Asset Acceptance Corp.
0.964% due 08/25/2034	122	119

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	115

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Opteum Mortgage Acceptance Corp.
0.484% due 12/25/2035	$3,607	$3,097
Residential Accredit Loans, Inc. Trust
0.354% due 02/25/2047	3,032	1,830
0.384% due 06/25/2046	4,974	2,413
0.404% due 12/25/2046^	1,242	457
0.414% due 04/25/2046	80	40
0.474% due 05/25/2046^	1,000	312
0.509% due 09/25/2046	1,582	385
Residential Asset Securitization Trust
0.604% due 01/25/2046^	216	97
0.654% due 12/25/2036^	547	209
6.250% due 10/25/2036^	513	384
6.500% due 08/25/2036^	911	633
Residential Funding Mortgage Securities, Inc. Trust
3.275% due 09/25/2035^	524	430
6.500% due 03/25/2032	102	107
Royal Bank of Scotland Capital Funding Trust
6.005% due 12/16/2049	4,600	5,445
Sequoia Mortgage Trust
2.651% due 04/20/2035	461	465
Structured Adjustable Rate Mortgage Loan Trust
2.586% due 02/25/2034	400	406
2.653% due 08/25/2035	1,163	1,087
2.718% due 04/25/2034	567	571
2.792% due 09/25/2034	174	175
2.913% due 02/25/2036^	3,852	3,234
4.524% due 09/25/2036^	1,422	857
5.093% due 05/25/2036	1,600	1,518
Structured Asset Mortgage Investments, Inc.
0.394% due 06/25/2036	167	130
0.414% due 05/25/2046	1,058	646
0.424% due 05/25/2036	1,760	1,198
0.424% due 09/25/2047	6,300	3,813
0.454% due 09/25/2047^	190	9
0.464% due 05/25/2046^	417	57
0.504% due 08/25/2036	1,800	518
0.514% due 12/25/2035	16	12
0.783% due 07/19/2034	30	30
1.677% due 08/25/2047	2,902	2,340
Structured Asset Securities Corp.
2.739% due 10/28/2035	543	479
5.500% due 09/25/2035	1,513	1,548
Thornburg Mortgage Securities Trust
1.454% due 06/25/2037	3,487	3,065
1.454% due 06/25/2047	1,642	1,520
2.725% due 10/25/2043	134	133
5.750% due 06/25/2037	17,852	17,685
5.750% due 06/25/2047	4,369	4,040
5.800% due 03/25/2037	1,871	1,759
6.104% due 09/25/2037	608	623
UBS-Barclays Commercial Mortgage Trust
1.898% due 12/10/2045 (a)	63,819	8,229
UBS-Citigroup Commercial Mortgage Trust
2.508% due 01/10/2045 (a)	23,682	3,232
Wachovia Bank Commercial Mortgage Trust
0.343% due 06/15/2020	1,600	1,549
WaMu Mortgage Pass-Through Certificates
0.434% due 04/25/2045	339	313
0.484% due 11/25/2045	7,630	6,847
0.494% due 07/25/2045	2,976	2,790
0.514% due 01/25/2045	719	695
0.544% due 01/25/2045	5,773	5,444
0.620% due 11/25/2034	1,660	1,571
0.937% due 04/25/2047	5,931	5,127
0.987% due 12/25/2046	293	261
1.157% due 06/25/2046	1,681	1,516

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.175% due 02/25/2046	$3,834	$3,539
1.371% due 05/25/2041	7	7
2.212% due 02/27/2034	600	611
2.449% due 02/25/2037^	3,620	2,870
2.452% due 06/25/2033	166	171
2.462% due 10/25/2046	308	276
2.463% due 10/25/2035	2,000	1,929
2.486% due 04/25/2035	1,000	948
2.490% due 12/25/2035	1,000	935
Washington Mutual Alternative Mortgage Pass-Through Certificates
0.454% due 07/25/2046	112	22
0.935% due 04/25/2047^	235	10
0.948% due 04/25/2047	916	145
1.017% due 05/25/2047	594	62
1.117% due 07/25/2046^	916	462
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037	424	379
Wells Fargo Mortgage-Backed Securities Trust
0.704% due 07/25/2037	634	528
2.642% due 06/25/2035	780	793
2.651% due 10/25/2035	600	563
2.665% due 06/25/2035	2,724	2,789
2.673% due 10/25/2035	705	676
2.681% due 04/25/2036	199	201
4.683% due 12/25/2033	10	10
5.011% due 03/25/2036	135	135
5.582% due 04/25/2036	487	188
WFRBS Commercial Mortgage Trust
0.411% due 03/15/2048 (a)	40,000	1,269
1.527% due 03/15/2045 (a)	74,441	7,105
1.677% due 03/15/2048 (a)	116,449	12,111

		347,315

MUNICIPAL BONDS & NOTES 0.3%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	100	140
American Municipal Power, Inc. Ohio Revenue Bonds, Series 2010
7.734% due 02/15/2033	1,000	1,364
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	200	279
California State General Obligation Bonds, (BABs), Series 2010
7.700% due 11/01/2030	1,600	2,017
7.950% due 03/01/2036	900	1,127
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	1,255	1,253
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	8,000	10,401
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
4.325% due 11/01/2021	600	689
Tobacco Settlement Financing Corp. New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	600	543

		17,813

	SHARES
PREFERRED SECURITIES 0.1%
DG Funding Trust
0.636% due 04/29/2013 (e)	640	4,650

	SHARES	MARKET VALUE (000S)
SLM Corp. CPI Linked Security
3.740% due 03/15/2017	20,000	$494

		5,144

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 5.3%
Fannie Mae
0.304% due 01/25/2021	$15	15
0.324% due 03/25/2034	134	134
0.404% due 10/27/2037	800	801
0.504% due 03/25/2036	73	73
0.634% due 11/25/2040	9,465	9,523
0.654% due 11/25/2040	10,841	10,928
0.704% due 10/25/2040 - 12/25/2040	14,298	14,429
1.375% due 06/01/2043	123	125
2.250% due 06/01/2035	853	912
2.290% due 11/01/2022 - 08/01/2023	96	102
2.325% due 01/01/2023	43	46
2.380% due 12/01/2034	441	467
2.410% due 04/01/2032	42	43
2.492% due 11/01/2034	3,058	3,289
2.677% due 12/01/2030	15	16
2.726% due 08/01/2036	290	310
3.500% due 11/01/2021 - 10/01/2042	2,348	2,542
4.000% due 06/01/2030 - 05/01/2043	88,674	94,724
4.295% due 06/01/2021	2,100	2,369
4.500% due 10/01/2033 - 05/01/2043	33,771	36,482
5.370% due 12/01/2015	2,462	2,676
6.000% due 04/25/2043 - 07/25/2044	1,920	2,262
Freddie Mac
0.683% due 10/15/2040	6,978	7,032
0.785% due 09/25/2022 (a)	24,976	1,695
0.803% due 12/15/2037	4,076	4,120
1.308% due 08/25/2019 (a)	40,786	2,952
1.375% due 10/25/2044 - 02/25/2045	4,141	4,128
1.384% due 11/25/2019 (a)	36,665	2,902
1.581% due 10/25/2021 (a)	30,352	3,298
2.235% due 06/01/2022	94	94
2.896% due 09/01/2035	158	169
4.500% due 07/15/2023	2	2
6.000% due 12/01/2033	1,160	1,282
6.500% due 11/15/2023	106	111
9.050% due 06/15/2019	1	2
Ginnie Mae
1.625% due 11/20/2021 - 11/20/2030	144	151
1.750% due 05/20/2022 - 05/20/2030	762	800
2.000% due 07/20/2022 - 05/20/2030	144	150
6.000% due 08/20/2034	12,393	14,670
NCUA Guaranteed Notes
0.673% due 11/05/2020	56,106	56,350
0.763% due 12/08/2020	24,473	24,578
Small Business Administration
5.110% due 04/01/2025	131	147

		306,901

116	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 2.5%
U.S. Treasury Bonds
2.750% due 11/15/2042	$2,900	$2,694
3.000% due 05/15/2042 (i)(k)	1,500	1,472
3.125% due 11/15/2041 (i)(j)(k)	17,700	17,844
3.125% due 02/15/2043	4,100	4,117
3.750% due 08/15/2041 (i)(j)(k)	3,800	4,306
5.500% due 08/15/2028 (i)(j)(k)	20,100	27,892
U.S. Treasury Inflation Protected Securities (d)
0.125% due 07/15/2022	6,608	7,213
0.125% due 01/15/2023 (i)(j)(k)	52,771	57,050
1.375% due 01/15/2020	3,088	3,683
1.750% due 01/15/2028 (i)	4,506	5,744
2.375% due 01/15/2027 (i)	4,796	6,543
2.500% due 01/15/2029 (i)(j)	1,930	2,705
U.S. Treasury Notes
2.000% due 02/15/2023 (k)	2,500	2,534

		143,797

Total United States (Cost $1,118,294)		1,155,341

SHORT-TERM INSTRUMENTS 27.0%

CERTIFICATES OF DEPOSIT 0.2%
Dexia Credit Local S.A.
1.700% due 09/06/2013	14,300	14,357

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 0.4%
Holcim U.S. Finance SARL & Cie S.C.S.
0.510% due 04/30/2013		$2,000	$1,999
Santander S.A.
2.200% due 04/02/2013		8,000	7,999
3.100% due 10/01/2013		9,000	8,955
Volvo Group Treasury North America LP
0.400% due 04/01/2013		3,000	3,000

			21,953

REPURCHASE AGREEMENTS 0.0%
State Street Bank and Trust Co.
0.010% due 04/01/2013		2,300	2,300

(Dated 03/28/2013. Collateralized by Fannie Mae 2.140% due 11/07/2022 valued at $2,346. Repurchase proceeds are $2,300.)

MEXICO TREASURY BILLS 11.0%
4.247% due 05/02/2013 - 09/19/2013 (c)	MXN	7,910,000	631,242

U.S. TREASURY BILLS 0.2%
0.128% due 04/18/2013 - 03/06/2014 (c)(k)		$10,930	10,918

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (f) 15.2%
PIMCO Short-Term Floating NAV Portfolio	87,105,679	$871,667

Total Short-Term Instruments (Cost $1,535,950)		1,552,437

PURCHASED OPTIONS (m) 0.1%
(Cost $4,565)		4,944

Total Investments 114.0% (Cost $6,419,798)		$6,534,228

Written Options (n) (0.2%) (Premiums $12,442)		(8,850)

Other Assets and Liabilities (Net) (13.8%)		(795,146)

Net Assets 100.0%		$5,730,232

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity, date shown represents next contractual call date.
(f)	Affiliated to the Fund.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $364,706 at a weighted average interest rate of 0.347%.
(h)	Securities with an aggregate market value of $10,746 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
SBI	(0.300%)	03/25/2013	03/25/2015	EUR 8,515	$(10,863)

(i)	Securities with an aggregate market value of $41,567 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
1-Year Mid-Curve Put Options Strike @ EUR 99.250 on 3-Month Euribor June Futures	Short	06/2013	2,412	$631
3-Month Euribor December Futures	Long	12/2014	2,756	2,340
3-Month Euribor December Futures	Long	12/2015	1,592	641
3-Month Euribor June Futures	Long	06/2015	2,288	808
3-Month Euribor March Futures	Long	03/2015	875	481
3-Month Euribor September Futures	Long	09/2014	99	4
3-Month Euribor September Futures	Long	09/2015	4,292	556
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2013	352	(166)
Australia Government 3-Year Bond June Futures	Long	06/2013	2,228	1,581
Canada Government 10-Year Bond June Futures	Short	06/2013	281	(516)
Euro-Bobl June Futures	Long	06/2013	1,577	1,380
Euro-Bund 10-Year Bond June Futures	Long	06/2013	3,811	11,081
Japan Government 10-Year Bond June Futures	Long	06/2013	87	718
U.S. Treasury 10-Year Note June Futures	Long	06/2013	4,296	2,915
U.S. Treasury 30-Year Bond June Futures	Short	06/2013	570	(1,114)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	117

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2014	2,163	$980
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2015	1,468	218
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2015	1,350	163
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2015	219	147
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2015	2,236	346
United Kingdom Government 10-Year Gilt June Futures	Long	06/2013	643	1,457

				$24,651

(j)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $25,743 and cash of $7 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Receive	3-Month CAD-Bank Bill	2.300%	06/19/2023	CAD	17,800	$78	$(219)
Receive	3-Month USD-LIBOR	1.700%	03/20/2018	$	249,400	(9,354)	(6,342)
Receive	3-Month USD-LIBOR	1.400%	03/20/2018		155,900	(3,532)	(2,690)
Receive	3-Month USD-LIBOR	2.000%	06/19/2023		469,500	3,648	(6,116)
Pay	6-Month AUD-BBR-BBSW	3.750%	12/11/2018	AUD	60,600	49	622
Pay	6-Month EUR-EURIBOR	0.750%	03/19/2015	EUR	52,000	98	92
Pay	6-Month GBP-LIBOR	1.000%	06/18/2015	GBP	557,900	3,027	2,057
Pay	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	18,610,000	5,709	(19)
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033		6,520,000	92	(21)

						$(185)	$(12,636)

(k)	Securities with an aggregate market value of $31,928 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(l)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Agrium, Inc.	BOA	(1.250%	)	03/20/2019	1.398%	$	5,000	$39	$0	$39
AutoZone, Inc.	BOA	(1.070%	)	03/20/2014	0.121%		600	(6)	0	(6)
Avnet, Inc.	UAG	(1.530%	)	09/20/2016	1.029%		1,550	(31)	0	(31)
Black & Decker Corp.	BOA	(1.020%	)	12/20/2016	0.257%		3,000	(86)	0	(86)
Burlington Northern Santa Fe LLC	BOA	(0.500%	)	06/20/2017	0.151%		2,669	(45)	0	(45)
Cardinal Health, Inc.	DUB	(0.610%	)	06/20/2017	0.450%		1,600	(13)	11	(24)
Cardinal Health, Inc.	DUB	(0.590%	)	06/20/2017	0.450%		1,600	(12)	0	(12)
CNA Financial Corp.	BRC	(1.390%	)	12/20/2014	0.297%		3,000	(60)	0	(60)
Computer Sciences Corp.	BOA	(1.060%	)	03/20/2018	1.700%		4,000	125	0	125
Hanson Building Materials, Inc.	BRC	(5.000%	)	09/20/2016	0.951%		1,000	(141)	485	(626)
Hanson Ltd.	BRC	(1.000%	)	09/20/2016	0.951%		1,000	(2)	243	(245)
HCP, Inc.	MYC	(2.030%	)	12/20/2013	0.122%		6,000	(89)	0	(89)
Limited Brands, Inc.	BOA	(3.550%	)	09/20/2017	1.800%		1,000	(77)	98	(175)
Limited Brands, Inc.	BOA	(2.850%	)	09/20/2017	1.800%		4,000	(188)	548	(736)
Loews Corp.	JPM	(0.330%	)	03/20/2016	0.223%		1,150	(4)	0	(4)
Newell Rubbermaid, Inc.	GST	(0.780%	)	06/20/2013	0.109%		5,000	(9)	0	(9)
Pearson Dollar Finance PLC	BRC	(0.610%	)	06/20/2013	0.105%		2,500	(4)	0	(4)
Sheraton Holding Corp.	DUB	(2.390%	)	12/20/2015	0.468%		5,000	(266)	231	(497)
Spectra Energy Capital LLC	DUB	(0.860%	)	06/20/2018	1.193%		5,000	87	0	87
Tate & Lyle International Finance PLC	DUB	(0.510%	)	12/20/2014	0.306%		1,400	(5)	0	(5)
Union Pacific Corp.	BOA	(1.000%	)	03/20/2016	0.165%		200	(5)	(3)	(2)
Union Pacific Corp.	BRC	(0.600%	)	03/20/2016	0.168%		800	(11)	31	(42)
Viacom, Inc.	JPM	(1.150%	)	06/20/2016	0.441%		6,400	(163)	0	(163)
WPP Ltd.	BRC	(3.750%	)	06/20/2017	0.656%	GBP	2,425	(477)	0	(477)
WPP Ltd.	JPM	(3.750%	)	06/20/2017	0.656%		1,650	(325)	0	(325)

								$(1,768)	$1,644	$(3,412)

118	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Australia Government Bond	DUB	1.000%	09/20/2016	0.255%	$	8,400	$223	$128	$95
Australia Government Bond	RYL	1.000%	09/20/2016	0.255%		6,800	180	98	82
Australia Government Bond	RYL	1.000%	12/20/2016	0.279%		800	22	2	20
Australia Government Bond	UAG	1.000%	09/20/2016	0.255%		9,900	261	149	112
H.J. Heinz Co.	BRC	1.000%	03/20/2018	1.527%		1,000	(25)	(52)	27
H.J. Heinz Co.	CBK	1.000%	03/20/2018	1.527%		13,000	(321)	(605)	284
H.J. Heinz Co.	MYC	1.000%	03/20/2018	1.527%		2,700	(67)	(135)	68
SoftBank Corp.	CBK	1.000%	12/20/2017	1.504%	JPY	46,000	(11)	(56)	45
SoftBank Corp.	GST	1.000%	12/20/2017	1.504%		150,000	(36)	(153)	117
SoftBank Corp.	JPM	1.000%	12/20/2017	1.504%		100,000	(24)	(107)	83
Tokyo Electric Power Co., Inc.	BOA	1.000%	12/20/2013	1.760%		20,000	(1)	(11)	10
Tokyo Electric Power Co., Inc.	BOA	1.000%	03/20/2014	2.119%		100,000	(12)	(99)	87
Tokyo Electric Power Co., Inc.	BRC	1.000%	06/20/2013	1.760%		130,000	(2)	(53)	51
Tokyo Electric Power Co., Inc.	CBK	1.000%	06/20/2013	1.760%		30,000	(1)	(10)	9
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2013	1.760%		10,000	(1)	(4)	3
Tokyo Electric Power Co., Inc.	CBK	1.000%	03/20/2014	2.119%		60,000	(7)	(41)	34
Tokyo Electric Power Co., Inc.	GST	1.000%	12/20/2013	1.760%		30,000	(1)	(25)	24

							$177	$(974)	$1,151

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Cross-Currency Swaps
Receive	Pay	Maturity Date (5)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.483% based on the notional amount of currency received	02/10/2016	JPM	$	11,220	JPY	920,000	$1,470	$(3)	$1,473
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.720% based on the notional amount of currency received	06/23/2014	BPS		115,292		9,100,000	19,064	146	18,918
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.755% based on the notional amount of currency received	05/15/2014	BPS		50,300		4,024,000	7,772	(291)	8,063
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.783% based on the notional amount of currency received	05/15/2014	DUB		115,830		9,200,000	18,626	(17)	18,643
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.785% based on the notional amount of currency received	05/15/2014	BOA		116,015		9,200,000	18,814	73	18,741
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.790% based on the notional amount of currency received	05/15/2014	BPS		120,500		9,600,000	19,078	(620)	19,698

								$84,824	$(712)	$85,536

(5)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	CBK	AUD	6,700	$594	$(36)	$630
Pay	28-Day MXN-TIIE	6.590%	12/08/2015	MYC	MXN	46,900	198	(48)	246

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	119

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	HUS	MXN	2,600	$6	$0	$6
Pay	28-Day MXN-TIIE	5.250%	09/06/2019	HUS		100	0	0	0

							$798	$(84)	$882

(m)	Purchased options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	37,000	$2,984	$3,261
Put - OTC 30-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		19,100	1,581	1,683

								$4,565	$4,944

(n)	Written options outstanding as of March 31, 2013:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$129.000	04/26/2013	439	$177	$(15)
Call - CBOT U.S. Treasury 10-Year Note May Futures	132.500	04/26/2013	439	112	(139)

				$289	$(154)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	33,800	$61	$(60)
Put - OTC 1-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		33,800	69	(71)
Call - OTC 1-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		102,100	197	(182)
Put - OTC 1-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		102,100	197	(215)
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		64,800	128	(15)
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.850%	04/24/2013		24,000	31	0
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		55,800	95	(13)
Put - OTC 2-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		121,900	247	(28)
Put - OTC 2-Year Interest Rate Swap	MYC	6-Month EUR-EURIBOR	Pay	0.850%	04/24/2013		80,100	114	(1)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	156,000	2,964	(2,767)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		80,200	1,512	(1,423)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	09/03/2013		31,300	104	(96)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.800%	04/29/2013		24,900	10	(3)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.150%	04/29/2013		24,900	25	(15)
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		82,300	298	(301)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		82,300	567	(253)
Call - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		20,200	92	(74)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		20,200	145	(62)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		147,100	669	(538)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		147,100	804	(452)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		47,900	194	(175)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		47,900	268	(147)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		131,600	604	(481)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		131,600	973	(404)
Put - OTC 10-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.900%	04/02/2013	EUR	15,800	103	0

								$10,471	$(7,776)

Foreign Currency Options
Description	Counterparty	Exercise Price			Expiration Date	Notional Amount			Premium	Market Value
Put - OTC EUR versus USD	CBK	$		1.275	04/25/2013		EUR	49,040	$336	$(463)
Call - OTC USD versus MXN	UAG		MXN	13.400	04/08/2013	$		19,520	159	0
Call - OTC USD versus MXN	BRC			13.400	04/08/2013			12,650	107	0
Call - OTC USD versus MXN	HUS			13.180	05/02/2013			12,400	116	(11)
Call - OTC USD versus MXN	BOA			12.800	05/16/2013			12,926	111	(58)
Call - OTC USD versus MXN	JPM			12.800	05/16/2013			12,926	110	(58)
Call - OTC USD versus ZAR	MSX		ZAR	9.700	04/25/2013			29,726	311	(64)
Call - OTC USD versus ZAR	UAG			9.300	05/02/2013			12,400	168	(150)
Call - OTC USD versus ZAR	DUB			9.400	05/03/2013			10,146	112	(90)

									$1,530	$(894)

120	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date		Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$	6,400	$82	$(12)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020		7,100	70	(14)

							$152	$(26)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2012	790	$1,221,500	EUR	0	$15,741
Sales	1,697	2,179,224		683,240	15,851
Closing Buys	(685)	(173,578)		0	(1,602)
Expirations	(134)	(1,468,152)		0	(13,054)
Exercised	(790)	(447,300)		0	(4,494)

Balance at 03/31/2013	878	$1,311,694	EUR	683,240	$12,442

(o)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	53,956	$	55,045	FBF	$0	$(1,128)	$(1,128)
04/2013		4,696		4,774	HUS	0	(115)	(115)
04/2013		226,874		233,158	JPM	0	(3,034)	(3,034)
04/2013	BRL	5,825		2,963	FBF	80	0	80
04/2013		5,825		2,892	UAG	10	0	10
04/2013	EUR	25,628	GBP	21,712	CBK	139	0	139
04/2013		1,303		1,103	DUB	5	0	5
04/2013		40,844	$	53,066	BRC	710	0	710
04/2013		608,867		796,920	CBK	16,443	0	16,443
04/2013		50,525		66,080	DUB	1,314	0	1,314
04/2013		25,092		32,411	FBF	247	0	247
04/2013		72,133		95,856	GLM	3,392	0	3,392
04/2013		25,587		33,146	HUS	347	0	347
04/2013		204,602		268,252	JPM	5,983	0	5,983
04/2013		14,034		18,274	MSC	285	0	285
04/2013		1,493		1,939	RBC	26	0	26
04/2013		14,614		19,016	UAG	282	0	282
04/2013	GBP	291,408		438,509	BPS	0	(4,271)	(4,271)
04/2013		13,129		19,805	BRC	0	(144)	(144)
04/2013		5,371		8,015	CBK	0	(146)	(146)
04/2013		23,794		35,887	DUB	0	(266)	(266)
04/2013		74,963		111,879	JPM	0	(2,024)	(2,024)
04/2013		266,493		401,148	WST	0	(3,775)	(3,775)
04/2013	IDR	118,294,204		12,083	UAG	0	(59)	(59)
04/2013	JPY	2,250,633		24,046	BOA	137	0	137
04/2013		2,022,344		21,081	BPS	0	(404)	(404)
04/2013		6,266,744		67,188	BRC	1,080	(471)	609
04/2013		10,704,130		111,647	CBK	0	(2,075)	(2,075)
04/2013		3,818,049		39,816	DUB	0	(748)	(748)
04/2013		673,176		7,269	FBF	117	0	117
04/2013		210,194		2,209	HUS	0	(24)	(24)
04/2013		8,493,735		90,911	JPM	1,394	(722)	672
04/2013		50,372,698		534,741	MSC	0	(425)	(425)
04/2013		1,071,799		12,022	UAG	635	0	635
04/2013	MXN	1,437,777		109,412	HUS	0	(6,982)	(6,982)
04/2013		37,839		2,941	JPM	0	(122)	(122)
04/2013		1,191,833		92,151	MSC	0	(4,333)	(4,333)
04/2013		1,805,948		140,409	UAG	0	(5,791)	(5,791)
04/2013	$	7,840	AUD	7,609	BPS	82	0	82
04/2013		7,400		7,122	BRC	15	0	15
04/2013		619		600	DUB	6	0	6
04/2013		1,278		1,224	JPM	0	(4)	(4)
04/2013		216		210	RYL	3	0	3
04/2013		2,892	BRL	5,825	FBF	0	(10)	(10)
04/2013		2,817		5,825	UAG	65	0	65
04/2013		999,330	EUR	776,179	BOA	0	(4,385)	(4,385)
04/2013		8,331		6,398	BPS	0	(130)	(130)
04/2013		34,219		26,199	BRC	0	(636)	(636)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	121

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	$	124,763	EUR	95,529	CBK	$0	$(2,309)	$(2,309)
04/2013		23,601		18,133	DUB	0	(357)	(357)
04/2013		29,496		22,664	FBF	0	(444)	(444)
04/2013		119,119		91,492	HUS	0	(1,840)	(1,840)
04/2013		1,922		1,484	RBC	0	(20)	(20)
04/2013		6,711		5,099	RYL	0	(175)	(175)
04/2013		1,023,127	GBP	674,004	HUS	988	0	988
04/2013		1,744		1,154	RYL	10	0	10
04/2013		5,839	IDR	58,182,460	SCX	133	0	133
04/2013		5,992		60,111,744	UAG	178	0	178
04/2013		5,519	JPY	506,995	BPS	0	(132)	(132)
04/2013		18,244		1,664,161	BRC	0	(564)	(564)
04/2013		43,090		4,017,498	CBK	0	(407)	(407)
04/2013		41,167		3,841,848	DUB	0	(351)	(351)
04/2013		51,595		4,735,149	HUS	0	(1,288)	(1,288)
04/2013		378		34,409	JPM	0	(12)	(12)
04/2013		23,294		2,179,272	MSC	0	(142)	(142)
04/2013		1,574		140,546	RBC	0	(81)	(81)
04/2013		187		17,452	RYL	0	(1)	(1)
04/2013		12,941	MXN	167,106	BOA	587	0	587
04/2013		27,861		357,211	BPS	1,056	0	1,056
04/2013		22,952		293,638	BRC	819	0	819
04/2013		36,307		477,210	DUB	2,326	0	2,326
04/2013		46,695		598,535	FBF	1,759	0	1,759
04/2013		37,540		475,820	HUS	980	0	980
04/2013		10,725		138,277	JPM	470	0	470
04/2013		102,755		1,322,043	MSC	4,270	0	4,270
04/2013		49,880		643,556	UAG	2,219	0	2,219
04/2013		1,209	RUB	37,154	JPM	0	(20)	(20)
04/2013		399	TRY	720	JPM	0	(2)	(2)
04/2013		1,926	ZAR	17,183	BRC	0	(59)	(59)
04/2013		9,418		84,893	HUS	0	(198)	(198)
04/2013		3,422		30,926	UAG	0	(71)	(71)
04/2013	ZAR	42,147	$	4,580	BRC	13	0	13
04/2013		18,657		2,093	CBK	71	0	71
04/2013		24,880		2,790	FBF	94	0	94
04/2013		44,630		4,955	GLM	102	0	102
04/2013		140,069		15,902	HUS	724	0	724
04/2013		37,206		4,159	JPM	123	0	123
04/2013		17,183		1,926	UAG	59	0	59
05/2013	CHF	20,734		21,982	HUS	129	0	129
05/2013	EUR	805,970		1,037,195	BOA	4,409	(547)	3,862
05/2013		41,483		53,190	BRC	0	(4)	(4)
05/2013		58,120		74,582	DUB	56	0	56
05/2013		32,989		42,024	FBF	0	(277)	(277)
05/2013		79,201		105,735	HUS	4,176	0	4,176
05/2013		36,823		46,605	UAG	0	(613)	(613)
05/2013		79,201		105,834	WST	4,277	0	4,277
05/2013	GBP	672,156		1,020,171	HUS	0	(973)	(973)
05/2013	MXN	47,596		3,720	HUS	0	(121)	(121)
05/2013		956,650		74,552	UAG	0	(2,680)	(2,680)
05/2013	NOK	35,399		6,405	HUS	354	0	354
05/2013	NZD	239,558		197,276	HUS	0	(2,775)	(2,775)
05/2013	$	11,457	CHF	10,505	BOA	0	(385)	(385)
05/2013		11,457		10,506	BRC	0	(384)	(384)
05/2013		4,578	DKK	25,419	BRC	0	(205)	(205)
05/2013		5,452	EUR	4,241	CBK	0	(15)	(15)
05/2013		4,464		3,479	DUB	0	(4)	(4)
05/2013		576		451	JPM	2	0	2
05/2013		4,192	GBP	2,760	DUB	1	0	1
05/2013		3,720	MXN	47,596	UAG	121	0	121
05/2013		1,756	NZD	2,133	CBK	26	0	26
05/2013		3,422	ZAR	30,684	JPM	0	(100)	(100)
05/2013	ZAR	27,796	$	3,100	UAG	91	0	91
06/2013	CAD	71,917		69,943	BRC	0	(726)	(726)
06/2013		562		546	CBK	0	(7)	(7)
06/2013		15,190		14,745	RBC	0	(181)	(181)
06/2013	MXN	423,534		32,856	BOA	0	(1,182)	(1,182)
06/2013		223,933		17,829	HUS	0	(157)	(157)
06/2013	$	4,144	BRL	8,302	BRC	0	(64)	(64)
06/2013		2,940		5,825	FBF	0	(77)	(77)

122	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
06/2013	$	16,039	BRL	31,900	HUS	$0	$(362)	$(362)
06/2013		30,000		59,510	MSC	0	(754)	(754)
06/2013		82,580		164,272	UAG	0	(1,849)	(1,849)
06/2013		302	CAD	310	DUB	2	0	2
06/2013		10,702		10,948	RBC	56	0	56
06/2013		64	CLP	31,472	GLM	2	0	2
06/2013		4,006	MXN	50,307	HUS	35	0	35
06/2013		3,574		44,925	JPM	35	0	35
06/2013		2,617		32,900	MSC	26	0	26
07/2013	MXN	1,474,262	$	114,263	GLM	0	(3,851)	(3,851)
07/2013		815,709		63,033	MSC	0	(2,319)	(2,319)
07/2013	$	11,957	IDR	118,294,204	UAG	41	0	41
08/2013	CNY	495,664	$	78,978	BRC	117	0	117
08/2013	MXN	843,310		66,880	GLM	0	(514)	(514)
08/2013		1,473,228		114,510	MSC	0	(3,373)	(3,373)
08/2013	$	9,898	CNY	62,000	DUB	0	(34)	(34)
08/2013		6,995		44,000	RYL	5	0	5
08/2013		7,648		48,000	UAG	0	(11)	(11)
09/2013	MXN	1,750,699	$	135,577	BPS	0	(3,984)	(3,984)
09/2013		450,926		34,923	MSC	0	(1,023)	(1,023)
04/2014	$	3,329	CNY	20,257	BRC	0	(119)	(119)
04/2014		6,958		42,376	CBK	0	(243)	(243)
04/2014		2,550		15,530	GST	0	(89)	(89)
04/2014		2,220		13,509	HUS	0	(79)	(79)
04/2014		4,437		27,025	JPM	0	(155)	(155)
04/2014		7,513		45,887	RYL	0	(242)	(242)
04/2014		4,438		27,005	UAG	0	(159)	(159)
09/2015		1,350		8,289	BOA	0	(53)	(53)
09/2015		4,119		25,039	BRC	0	(200)	(200)
09/2015		16,146		97,612	CBK	0	(867)	(867)
09/2015		3,907		23,610	JPM	0	(211)	(211)
09/2015		1,300		7,998	MSC	0	(48)	(48)

						$63,739	$(82,714)	$(18,975)

(p)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Australia
Corporate Bonds & Notes	$0	$80,612	$0	$80,612
Mortgage-Backed Securities	0	6,946	0	6,946
Sovereign Issues	0	34,196	0	34,196
Belgium
Sovereign Issues	0	5,198	0	5,198
Canada
Corporate Bonds & Notes	0	13,136	0	13,136
Sovereign Issues	0	63,196	0	63,196
Cayman Islands
Asset-Backed Securities	0	28,900	3,254	32,154
Chile
Corporate Bonds & Notes	0	494	0	494
Denmark
Corporate Bonds & Notes	0	2,467	0	2,467
France
Asset-Backed Securities	0	247	0	247
Corporate Bonds & Notes	0	145,062	0	145,062
Sovereign Issues	0	22,777	0	22,777
Germany
Corporate Bonds & Notes	0	343,917	0	343,917
Sovereign Issues	0	174,842	0	174,842
Guernsey, Channel Islands
Corporate Bonds & Notes	0	26,891	0	26,891
Ireland
Asset-Backed Securities	0	7,084	0	7,084
Corporate Bonds & Notes	0	68,072	0	68,072
Mortgage-Backed Securities	0	4,035	0	4,035

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Italy
Asset-Backed Securities	$0	$28,605	$0	$28,605
Corporate Bonds & Notes	0	16,147	0	16,147
Mortgage-Backed Securities	0	21,434	0	21,434
Sovereign Issues	0	5,463	0	5,463
Japan
Corporate Bonds & Notes	0	9,661	0	9,661
Sovereign Issues	0	835,509	0	835,509
Luxembourg
Asset-Backed Securities	0	5,143	0	5,143
Corporate Bonds & Notes	0	15,740	0	15,740
Mexico
Sovereign Issues	0	33,746	0	33,746
Netherlands
Asset-Backed Securities	0	20,712	0	20,712
Corporate Bonds & Notes	0	124,340	0	124,340
Mortgage-Backed Securities	0	2,103	0	2,103
New Zealand
Sovereign Issues	0	200,111	0	200,111
Norway
Corporate Bonds & Notes	0	66,601	0	66,601
South Africa
Sovereign Issues	0	7,810	0	7,810
South Korea
Corporate Bonds & Notes	0	5,432	0	5,432
Spain
Corporate Bonds & Notes	0	10,435	0	10,435
Sovereign Issues	0	214,846	0	214,846

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	123

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Supranational
Corporate Bonds & Notes	$0	$270,594	$0	$270,594
United Kingdom
Bank Loan Obligations	0	12,154	0	12,154
Corporate Bonds & Notes	0	186,723	0	186,723
Mortgage-Backed Securities	0	228,588	0	228,588
Sovereign Issues	0	468,283	0	468,283
United States
Asset-Backed Securities	0	70,904	0	70,904
Bank Loan Obligations	0	52,577	0	52,577
Corporate Bonds & Notes	0	210,890	0	210,890
Mortgage-Backed Securities	0	343,369	3,946	347,315
Municipal Bonds & Notes	0	17,813	0	17,813
Preferred Securities	494	0	4,650	5,144
U.S. Government Agencies	0	225,973	80,928	306,901
U.S. Treasury Obligations	0	143,797	0	143,797
Short-Term Instruments
Certificates of Deposit	0	14,357	0	14,357
Commercial Paper	0	21,953	0	21,953
Repurchase Agreements	0	2,300	0	2,300
Mexico Treasury Bills	0	631,242	0	631,242
U.S. Treasury Bills	0	10,918	0	10,918
Central Funds Used for Cash Management Purposes	871,667	0	0	871,667

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Purchased Options
Interest Rate Contracts	$0	$4,944	$0	$4,944
	$872,161	$5,569,289	$92,778	$6,534,228

Financial Derivative Instruments - Assets
Credit Contracts	0	1,402	0	1,402
Foreign Exchange Contracts	0	149,275	0	149,275
Interest Rate Contracts	26,447	3,653	0	30,100
	$26,447	$154,330	$0	$180,777

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(3,663)	0	(3,663)
Foreign Exchange Contracts	0	(83,608)	0	(83,608)
Interest Rate Contracts	(1,796)	(23,337)	(26)	(25,159)
	$(1,796)	$(110,608)	$(26)	$(112,430)

Totals	$896,812	$5,613,011	$92,752	$6,602,575

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
Cayman Islands
Asset-Backed Securities	$10,873	$4,525	$(2,377)	$72	$12	$385	$0	$(10,236)	$3,254	$0
Jersey, Channel Islands
Asset-Backed Securities	805	0	(784)	0	(23)	2	0	0	0	0
United States
Mortgage-Backed Securities	13,330	0	(1,159)	35	85	1,777	0	(10,122)	3,946	257
Preferred Securities	4,791	0	0	0	0	(141)	0	0	4,650	(141)
U.S. Government Agencies	89,796	0	(9,104)	0	0	236	0	0	80,928	246

	$119,595	$4,525	$(13,424)	$107	$74	$2,259	$0	$(20,358)	$92,778	$362

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(32)	$0	$0	$0	$0	$6	$0	$0	$(26)	$6

Totals	$119,563	$4,525	$(13,424)	$107	$74	$2,265	$0	$(20,358)	$92,752	$368

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Cayman Islands
Asset-Backed Securities	$3,254	Benchmark Pricing	Base Price	99.81-100.13
United States
Mortgage-Backed Securities	3,946	Third Party Vendor	Broker Quote	83.75-94.43
Preferred Securities	4,650	Benchmark Pricing	Base Price	$ 7,258.66
U.S. Government Agencies	80,928	Third Party Vendor	Broker Quote	100.40-100.59

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(26)	Indicative Market Quotation	Broker Quote	0.19

Total	$92,752

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.

124	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(q)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$4,944	$4,944
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	5,597	5,597
Unrealized appreciation on foreign currency contracts	0	0	0	63,739	0	63,739
Unrealized appreciation on OTC swap agreements	0	1,402	0	85,536	882	87,820

	$0	$1,402	$0	$149,275	$11,423	$162,100

Liabilities:
Written options outstanding	$0	$0	$0	$894	$7,956	$8,850
Variation margin payable on financial derivative instruments (2)	0	0	0	0	2,014	2,014
Unrealized depreciation on foreign currency contracts	0	0	0	82,714	0	82,714
Unrealized depreciation on OTC swap agreements	0	3,663	0	0	0	3,663

	$0	$3,663	$0	$83,608	$9,970	$97,241

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(23)	$(23)
Net realized gain on futures contracts	0	0	0	0	49,963	49,963
Net realized gain on written options	0	0	0	1,395	12,559	13,954
Net realized gain on swaps	0	16,201	0	10,115	32,154	58,470
Net realized gain on foreign currency transactions	0	0	0	17,043	0	17,043

	$0	$16,201	$0	$28,553	$94,653	$139,407

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$380	$380
Net change in unrealized appreciation on futures contracts	0	0	0	0	23,458	23,458
Net change in unrealized appreciation on written options	0	0	0	636	249	885
Net change in unrealized appreciation (depreciation) on swaps	0	(4,101)	0	86,028	(41,658)	40,269
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(17,598)	0	(17,598)

	$0	$(4,101)	$0	$69,066	$(17,571)	$47,394

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $24,651 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(12,636) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	125

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

March 31, 2013

(r)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$17,008	$1,311	$18,319
BPS	38,131	4,375	42,506
BRC	(1,696)	1,318	(378)
CBK	10,652	(12,500)	(1,848)
DUB	20,261	(2,640)	17,621
FBF	333	(300)	33
GLM	(1,859)	1,905	46
GST	(136)	205	69
HUS	(7,187)	6,443	(744)
JPM	2,175	(2,990)	(815)
MSC	(7,837)	(2,235)	(10,072)
MSX	(64)	100	36
MYC	(863)	(22)	(885)
RBC	(200)	0	(200)
RYL	(597)	634	37
SCX	133	0	133
UAG	(7,452)	7,198	(254)
WST	502	(2,970)	(2,468)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

126	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 1.4%

CORPORATE BONDS & NOTES 0.1%
Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021		$2,900	$3,213
Telstra Corp. Ltd.
4.800% due 10/12/2021		500	577

			3,790

SOVEREIGN ISSUES 1.3%
Australia Government Bond
4.750% due 06/15/2016	AUD	59,300	65,290

Total Australia (Cost $67,353)			69,080

BAHRAIN 0.1%

SOVEREIGN ISSUES 0.1%
Bahrain Government International Bond
5.500% due 03/31/2020		$4,000	4,387

Total Bahrain (Cost $3,934)			4,387

BERMUDA 0.1%

CORPORATE BONDS & NOTES 0.1%
Noble Group Ltd.
6.625% due 08/05/2020		$200	219
6.750% due 01/29/2020		200	225
Qtel International Finance Ltd.
3.375% due 10/14/2016		1,000	1,056
4.750% due 02/16/2021		1,000	1,118
5.000% due 10/19/2025		200	222
6.500% due 06/10/2014		1,000	1,065
7.875% due 06/10/2019		1,350	1,768

Total Bermuda (Cost $5,347)			5,673

BRAZIL 2.9%

CORPORATE BONDS & NOTES 1.0%
Banco do Brasil S.A.
3.058% due 07/02/2014		$3,000	3,029
4.500% due 01/22/2015		1,600	1,672
Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015		500	515
Banco Santander Brasil S.A.
2.380% due 03/18/2014		4,500	4,512
4.500% due 04/06/2015		1,000	1,045
Braskem Finance Ltd.
7.250% due 06/05/2018		100	116
CSN Islands Corp.
6.875% due 09/21/2019		2,080	2,319
CSN Resources S.A.
6.500% due 07/21/2020		3,000	3,223
Petrobras International Finance Co.
5.750% due 01/20/2020		1,170	1,295
5.875% due 03/01/2018		4,550	5,134
7.875% due 03/15/2019		19,750	24,139
8.375% due 12/10/2018		2,800	3,515
Vale Overseas Ltd.
6.250% due 01/11/2016		30	34
6.875% due 11/21/2036		630	720

			51,268

SOVEREIGN ISSUES 1.9%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2014	BRL	21,257	10,679
10.000% due 01/01/2017		170,486	86,415

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.000% due 01/01/2021	BRL	3,160	$1,590
10.000% due 01/01/2023		3,159	1,582

			100,266

Total Brazil (Cost $153,940)			151,534

CANADA 2.3%

BANK LOAN OBLIGATIONS 0.0%
Novelis, Inc.
3.750% due 03/10/2017		$1,955	1,984

CORPORATE BONDS & NOTES 0.4%
Bank of Montreal
2.850% due 06/09/2015		8,900	9,351
Bank of Nova Scotia
1.650% due 10/29/2015		7,600	7,811
TransCanada PipeLines Ltd.
3.800% due 10/01/2020		4,300	4,724

			21,886

SOVEREIGN ISSUES 1.9%
Canada Government Bond
3.000% due 12/01/2036 (b)	CAD	9,069	14,169
Canada Housing Trust
2.400% due 12/15/2022		55,600	55,377
Province of Nova Scotia
7.250% due 07/27/2013		$1,140	1,166
Province of Ontario
3.150% due 06/02/2022	CAD	29,300	29,998

			100,710

Total Canada (Cost $122,498)			124,580

CAYMAN ISLANDS 0.8%

ASSET-BACKED SECURITIES 0.1%
BlackRock Senior Income Series Corp.
0.542% due 04/20/2019		$897	879
Denali Capital CLO Ltd.
0.562% due 04/21/2020		1,321	1,308
Galaxy CLO Ltd.
0.541% due 04/25/2019		1,282	1,261
Mountain View Funding CLO
0.564% due 04/15/2019		589	584
MSIM Peconic Bay Ltd.
0.582% due 07/20/2019		453	449
Octagon Investment Partners Ltd.
0.587% due 11/28/2018		636	629
Pacifica CDO Ltd.
0.561% due 01/26/2020		1,137	1,131
0.670% due 05/13/2016		58	58

			6,299

CORPORATE BONDS & NOTES 0.7%
Baidu, Inc.
3.500% due 11/28/2022		5,300	5,391
IPIC GMTN Ltd.
5.000% due 11/15/2020		11,450	12,996
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		11,258	12,439
QNB Finance Ltd.
2.125% due 02/14/2018		2,400	2,379

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.125% due 11/16/2015		$2,300	$2,382

			35,587

Total Cayman Islands (Cost $39,024)			41,886

CHILE 0.1%

CORPORATE BONDS & NOTES 0.1%
Banco Santander Chile
3.750% due 09/22/2015		$5,600	5,899

Total Chile (Cost $5,592)			5,899

DENMARK 0.6%

CORPORATE BONDS & NOTES 0.6%
BRFkredit A/S
2.050% due 04/15/2013		$3,600	3,602
Nykredit Realkredit A/S
1.319% due 04/01/2038	DKK	1,611	283
2.000% due 01/01/2014	EUR	22,900	29,688

Total Denmark (Cost $34,793)			33,573

FRANCE 2.0%

CORPORATE BONDS & NOTES 1.8%
Banque PSA Finance S.A.
3.875% due 01/14/2015	EUR	100	130
4.000% due 06/24/2015		3,450	4,472
4.250% due 02/25/2016		7,700	10,006
4.875% due 09/25/2015		6,100	8,050
6.000% due 07/16/2014		7,100	9,427
BNP Paribas Home Loan SFH
3.000% due 07/23/2013		550	711
4.750% due 05/28/2013		50	65
BPCE S.A.
2.046% due 02/07/2014		$13,900	14,056
2.375% due 10/04/2013		10,900	11,013
Carrefour S.A.
5.375% due 06/12/2015	EUR	50	70
CIF Euromortgage S.A.
3.750% due 10/23/2019		15,350	22,260
4.000% due 10/25/2016		2,050	2,909
Dexia Credit Local S.A.
0.907% due 04/01/2014	GBP	1,432	2,190
RCI Banque S.A.
2.175% due 04/11/2014		$8,240	8,240
3.400% due 04/11/2014		1,800	1,824

			95,423

SOVEREIGN ISSUES 0.2%
France Government Bond
0.250% due 07/25/2024 (b)	EUR	1,996	2,532
Societe Financement de l’Economie Francaise
3.000% due 04/07/2014		1,545	2,037
3.375% due 05/05/2014		$2,980	3,080

			7,649

Total France (Cost $104,322)			103,072

GERMANY 1.1%

CORPORATE BONDS & NOTES 1.1%
DEPFA Deutsche Pfandbriefbank AG
4.500% due 01/15/2014	EUR	1,100	1,457
FMS Wertmanagement AoeR
1.625% due 02/22/2017		7,300	9,716
2.250% due 07/14/2014		3,000	3,950
3.000% due 08/03/2018		7,300	10,361

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	127

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hypothekenbank Frankfurt AG
4.375% due 07/02/2019	EUR	11,701	$17,672
4.750% due 06/04/2018		622	942
KFW
3.625% due 01/20/2020		8,400	12,524
4.250% due 07/04/2014		1,300	1,753
Landesbank Hessen-Thueringen Girozentrale
2.875% due 04/21/2017		525	732

Total Germany (Cost $59,216)			59,107

HONG KONG 0.2%

CORPORATE BONDS & NOTES 0.2%
Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020		$6,800	7,384
6.300% due 11/12/2040		400	462

Total Hong Kong (Cost $7,357)			7,846

INDIA 0.2%

CORPORATE BONDS & NOTES 0.2%
ICICI Bank Ltd.
4.750% due 11/25/2016		$5,800	6,238
5.000% due 01/15/2016		1,500	1,606
5.750% due 11/16/2020		200	221
Indian Oil Corp. Ltd.
4.750% due 01/22/2015		1,700	1,786
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		500	525
State Bank of India
4.500% due 07/27/2015		1,000	1,054

Total India (Cost $10,755)			11,430

INDONESIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Majapahit Holding BV
7.250% due 06/28/2017		$1,000	1,165
7.750% due 01/20/2020		2,000	2,460
Perusahaan Listrik Negara PT
5.500% due 11/22/2021		1,280	1,395

Total Indonesia (Cost $4,757)			5,020

IRELAND 4.5%

ASSET-BACKED SECURITIES 0.4%
Aquilae CLO PLC
0.581% due 01/17/2023	EUR	1,893	2,373
LightPoint Pan-European CLO PLC
0.476% due 01/31/2022		13,031	16,340

			18,713

CORPORATE BONDS & NOTES 3.2%
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		$400	417
7.700% due 08/07/2013		4,500	4,602
8.700% due 08/07/2018		1,900	2,430
Depfa ACS Bank
3.875% due 07/15/2013	EUR	33,400	43,191
3.875% due 11/14/2016		17,700	24,310
3.905% due 04/15/2014		$28,000	28,464
4.375% due 01/15/2015	EUR	36,450	49,319
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016		$5,200	5,591
Rosneft Oil Co. via Rosneft International Finance Ltd.
4.199% due 03/06/2022		2,300	2,286

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125% due 04/30/2018		$700	$834
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		3,000	3,232
5.450% due 11/22/2017		300	327
6.902% due 07/09/2020		700	817

			165,820

MORTGAGE-BACKED SECURITIES 0.9%
Epic Opera PLC
0.761% due 07/28/2016	GBP	3,389	5,072
German Residential Asset Note Distributor PLC
1.611% due 01/20/2021	EUR	23,027	29,473
Opera Finance PLC
0.424% due 10/20/2014		7,988	10,087
Quokka Finance PLC
0.410% due 09/01/2016		2,634	3,325

			47,957

Total Ireland (Cost $239,427)			232,490

ITALY 1.2%

ASSET-BACKED SECURITIES 0.0%
AUTO ABS SRL
2.800% due 04/27/2025	EUR	762	991

CORPORATE BONDS & NOTES 1.2%
Banca Monte dei Paschi di Siena SpA
4.125% due 11/11/2013		5,800	7,406
4.500% due 03/07/2014		14,100	18,007
4.875% due 09/19/2014		100	128
Intesa Sanpaolo SpA
3.125% due 01/15/2016		$31,100	30,424
6.500% due 02/24/2021		5,100	5,266

			61,231

SOVEREIGN ISSUES 0.0%
Italy Buoni Poliennali Del Tesoro
5.500% due 11/01/2022	EUR	30	41

Total Italy (Cost $64,170)			62,263

JAPAN 1.5%

CORPORATE BONDS & NOTES 0.2%
Sumitomo Mitsui Banking Corp.
1.950% due 01/14/2014		$7,100	7,163
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	3,000	3,932

			11,095

SOVEREIGN ISSUES 1.3%
Japan Bank for International Cooperation
4.250% due 06/18/2013		$910	917
Japan Government International Bond
0.500% due 03/20/2015	JPY	790,000	8,470
1.200% due 12/10/2017 (b)		1,383,200	16,581
1.400% due 06/10/2018 (b)		1,995,490	24,274
1.500% due 09/20/2018		154,000	1,759
1.700% due 03/20/2017		1,550,000	17,517

			69,518

Total Japan (Cost $77,784)			80,613

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LUXEMBOURG 1.3%

CORPORATE BONDS & NOTES 1.3%
Fiat Finance & Trade S.A.
6.875% due 02/13/2015	EUR	6,000	$8,091
7.625% due 09/15/2014		300	407
Gazprom OAO Via Gaz Capital S.A.
4.950% due 05/23/2016		$400	429
6.212% due 11/22/2016		600	670
6.510% due 03/07/2022		11,400	13,224
8.146% due 04/11/2018		360	437
9.250% due 04/23/2019		22,950	29,720
Gazprom OAO Via Gazstream S.A.
5.625% due 07/22/2013		2	2
Hypothekenbank Frankfurt International S.A.
5.125% due 01/21/2016		2,900	3,133
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		100	110
9.000% due 06/11/2014		1,600	1,732
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		4,000	4,280
5.400% due 03/24/2017		2,000	2,165
5.499% due 07/07/2015		4,400	4,729
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		300	328

Total Luxembourg (Cost $67,207)			69,457

MALAYSIA 0.0%

CORPORATE BONDS & NOTES 0.0%
Axiata SPV Labuan Ltd.
5.375% due 04/28/2020		$500	570

Total Malaysia (Cost $512)			570

MEXICO 4.4%

CORPORATE BONDS & NOTES 0.6%
America Movil S.A.B. de C.V.
6.375% due 03/01/2035		$1,100	1,324
BBVA Bancomer S.A.
6.500% due 03/10/2021		1,250	1,425
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020		700	613
Desarrolladora Homex S.A.B. de C.V.
9.500% due 12/11/2019		700	606
Pemex Project Funding Master Trust
5.750% due 03/01/2018		30	35
6.625% due 06/15/2035		250	301
Petroleos Mexicanos
6.000% due 03/05/2020		4,100	4,858
6.500% due 06/02/2041		14,400	17,028
8.000% due 05/03/2019		5,370	6,900

			33,090

SOVEREIGN ISSUES 3.8%
Mexico Government International Bond
5.000% due 06/15/2017	MXN	450,000	37,058
6.000% due 06/18/2015		132,029	11,105
6.050% due 01/11/2040		$1,500	1,864
6.250% due 06/16/2016	MXN	72,600	6,203
6.500% due 06/10/2021		37,900	3,416
6.500% due 06/09/2022		275,000	24,896
7.750% due 12/14/2017		227,463	20,861
8.000% due 12/17/2015		2,500	221
8.000% due 06/11/2020		389,330	37,747
8.500% due 12/13/2018		231,172	22,247

128	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.000% due 12/05/2024	MXN	271,890	$31,708

			197,326

Total Mexico (Cost $210,130)			230,416

NETHERLANDS 2.6%

ASSET-BACKED SECURITIES 0.3%
Cadogan Square CLO BV
0.571% due 01/17/2023	EUR	8,371	10,445
Harbourmaster CLO Ltd.
0.463% due 06/15/2020		765	967
Jubilee CDO BV
0.806% due 10/15/2019		299	380
Leopard CLO BV
0.656% due 04/21/2020		1,417	1,797
Wood Street CLO BV
0.602% due 11/22/2021		940	1,182

			14,771

CORPORATE BONDS & NOTES 2.3%
Achmea Hypotheekbank NV
3.200% due 11/03/2014		$185	193
4.250% due 02/26/2014	EUR	50	66
Deutsche Telekom International Finance BV
6.000% due 01/20/2017		30	45
E.ON International Finance BV
5.800% due 04/30/2018		$3,000	3,593
Fortis Bank Nederland NV
3.375% due 05/19/2014	EUR	1,817	2,415
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		$3,300	3,578
10.500% due 03/25/2014		7,650	8,327
ING Bank NV
2.625% due 12/05/2022		13,600	13,553
3.000% due 09/30/2014	EUR	4,100	5,461
3.250% due 03/03/2016		2,400	3,309
3.375% due 03/03/2014		1,930	2,547
3.900% due 03/19/2014		$4,600	4,757
Nederlandse Waterschapsbank NV
1.625% due 08/23/2019	EUR	34,300	44,881
4.375% due 01/22/2018 (f)		12,400	18,553
NIBC Bank NV
3.500% due 04/07/2014		1,200	1,589
NXP BV
2.945% due 10/15/2013		75	96
Rabobank Group
3.875% due 02/08/2022		$300	317
SABIC Capital BV
3.000% due 11/02/2015		5,450	5,635
SNS Bank NV
3.500% due 03/10/2014	EUR	2,150	2,841

			121,756

MORTGAGE-BACKED SECURITIES 0.0%
EMF-NL
1.002% due 04/17/2041		585	660
Eurosail PLC
0.952% due 10/17/2040		323	397
Storm BV
1.110% due 09/22/2052		616	795

			1,852

Total Netherlands (Cost $137,934)			138,379

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW ZEALAND 0.0%

CORPORATE BONDS & NOTES 0.0%
ANZ New Zealand International Ltd.
6.200% due 07/19/2013		$1,300	$1,323

Total New Zealand (Cost $1,311)			1,323

NORWAY 0.7%

CORPORATE BONDS & NOTES 0.7%
DNB Boligkreditt A/S
2.100% due 10/14/2016		$11,500	11,910
2.625% due 01/11/2017	EUR	1,100	1,489
2.900% due 03/29/2017		$12,300	13,072
3.375% due 01/20/2017	EUR	1,300	1,827
Eksportfinans ASA
2.000% due 09/15/2015		$700	672
2.375% due 05/25/2016		1,400	1,333
3.000% due 11/17/2014		500	498
5.500% due 05/25/2016		600	624
5.500% due 06/26/2017		3,400	3,530
Statoil ASA
5.100% due 08/17/2040		1,500	1,775

Total Norway (Cost $35,480)			36,730

POLAND 0.0%

SOVEREIGN ISSUES 0.0%
Poland Government International Bond
5.500% due 10/25/2019	PLN	450	154
5.750% due 09/23/2022		132	46
6.250% due 10/24/2015		5,680	1,873

Total Poland (Cost $2,157)			2,073

QATAR 0.9%

CORPORATE BONDS & NOTES 0.5%
Qatari Diar Finance QSC
3.500% due 07/21/2015		$500	526
5.000% due 07/21/2020		7,600	8,702
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		8,773	9,803
5.832% due 09/30/2016		259	279
6.750% due 09/30/2019		3,550	4,437

			23,747

SOVEREIGN ISSUES 0.4%
Qatar Government International Bond
4.500% due 01/20/2022		2,000	2,253
5.250% due 01/20/2020		10,200	11,939
6.400% due 01/20/2040		6,100	7,839

			22,031

Total Qatar (Cost $40,923)			45,778

RUSSIA 1.0%

CORPORATE BONDS & NOTES 0.0%
ALROSA Finance S.A.
7.750% due 11/03/2020		$700	823

SOVEREIGN ISSUES 1.0%
Russia Government International Bond
7.500% due 03/31/2030		42,406	52,615

Total Russia (Cost $49,747)			53,438

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SINGAPORE 0.7%

CORPORATE BONDS & NOTES 0.7%
Temasek Financial Ltd.
4.300% due 10/25/2019		$15,400	$17,590
4.625% due 07/26/2022	GBP	11,500	20,657

Total Singapore (Cost $38,458)			38,247

SOUTH AFRICA 2.4%

SOVEREIGN ISSUES 2.4%
South Africa Government International Bond
6.750% due 03/31/2021	ZAR	8,000	882
6.875% due 05/27/2019		$3,100	3,790
7.250% due 01/15/2020	ZAR	588,000	66,869
8.000% due 12/21/2018		445,000	52,576

Total South Africa (Cost $134,992)			124,117

SOUTH KOREA 1.1%

CORPORATE BONDS & NOTES 1.1%
Export-Import Bank of Korea
4.000% due 01/29/2021		$4,800	5,195
5.125% due 06/29/2020		8,400	9,701
5.875% due 01/14/2015		1,200	1,304
8.125% due 01/21/2014		6,300	6,669
Korea Development Bank
3.000% due 09/14/2022		7,100	7,077
8.000% due 01/23/2014		10,650	11,267
Korea Electric Power Corp.
3.000% due 10/05/2015		5,700	5,949
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		6,000	6,275
6.250% due 06/17/2014		3,200	3,401

Total South Korea (Cost $54,777)			56,838

SPAIN 3.3%

CORPORATE BONDS & NOTES 0.9%
Bankia S.A.
0.410% due 09/23/2013	EUR	1,300	1,633
3.000% due 04/15/2013		100	128
3.500% due 11/13/2014		2,000	2,600
3.500% due 12/14/2015		2,100	2,713
4.250% due 02/21/2014		3,700	4,845
4.250% due 07/05/2016		2,900	3,810
4.375% due 02/14/2017		7,600	9,211
BPE Financiaciones S.A.
4.000% due 07/17/2015		3,000	3,813
Mapfre S.A.
5.125% due 11/16/2015		6,000	8,046
Obrascon Huarte Lain S.A.
7.375% due 04/28/2015		500	702
Santander International Debt S.A.U.
4.500% due 05/18/2015		6,200	8,194
Santander Issuances S.A.U.
1.609% due 10/24/2017		100	113
4.500% due 09/30/2019		100	108
7.300% due 07/27/2019	GBP	100	157

			46,073

SOVEREIGN ISSUES 2.4%
Autonomous Community of Catalonia
1.500% due 09/16/2014	JPY	200,000	1,987
2.125% due 10/01/2014	CHF	900	917
2.750% due 03/24/2016		3,100	3,035
3.875% due 04/07/2015	EUR	2,150	2,689

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	129

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 09/15/2015	EUR	600	$749
4.300% due 11/15/2016		1,600	1,982
4.750% due 06/04/2018		1,000	1,185
5.375% due 04/04/2013		2,700	3,461
Autonomous Community of Madrid Spain
4.200% due 09/24/2014		13,900	18,174
4.305% due 03/06/2014		9,200	12,094
5.750% due 02/01/2018		3,500	4,643
Autonomous Community of Valencia Spain
2.584% due 09/03/2017		400	439
3.250% due 07/06/2015		900	1,109
4.000% due 11/02/2016		200	243
4.375% due 07/16/2015		650	819
4.750% due 03/20/2014		2,400	3,113
Junta Comunidades de Castilla-La Mancha
4.875% due 03/18/2020		700	795
Junta de Castilla y Leon
6.270% due 02/19/2018		7,800	10,466
6.505% due 03/01/2019		7,800	10,510
Spain Government International Bond
4.500% due 01/31/2018		600	793
5.500% due 04/30/2021		25	34
Xunta de Galicia
5.763% due 04/03/2017		20,750	27,533
6.131% due 04/03/2018		12,350	16,535

			123,305

Total Spain (Cost $169,979)			169,378

SUPRANATIONAL 3.5%

CORPORATE BONDS & NOTES 3.5%
European Investment Bank
3.625% due 01/15/2021 (g)	EUR	45,100	66,895
4.600% due 01/30/2037	CAD	5,900	6,400
4.625% due 04/15/2020 (g)	EUR	70,800	111,058
European Union
3.125% due 04/03/2014		90	119

Total Supranational (Cost $182,274)			184,472

SWEDEN 0.4%

CORPORATE BONDS & NOTES 0.4%
Nordea Hypotek AB
4.250% due 02/06/2014	EUR	2,150	2,849
Stadshypotek AB
3.000% due 10/01/2014		2,900	3,865
Swedbank Hypotek AB
3.625% due 10/05/2016		11,650	16,449

Total Sweden (Cost $23,698)			23,163

UNITED ARAB EMIRATES 0.1%

CORPORATE BONDS & NOTES 0.1%
Dolphin Energy Ltd.
5.500% due 12/15/2021		$600	695
National Bank of Abu Dhabi PJSC
3.250% due 03/27/2017		2,900	3,045

Total United Arab Emirates (Cost $3,631)			3,740

UNITED KINGDOM 10.7%

CORPORATE BONDS & NOTES 4.7%
Abbey National Treasury Services PLC
3.125% due 06/30/2015	EUR	1,400	1,855
Bank of Scotland PLC
3.875% due 01/15/2014		20,300	26,760

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 10/23/2013	EUR	2,600	$3,412
Barclays Bank PLC
4.250% due 01/12/2022	GBP	4,700	8,223
5.015% due 11/12/2013		$250	254
7.625% due 11/21/2022 (f)		12,500	12,391
10.000% due 05/21/2021	GBP	1,000	2,044
14.000% due 06/15/2019 (c)		100	205
BAT International Finance PLC
5.875% due 03/12/2015	EUR	50	70
British Sky Broadcasting Group PLC
9.500% due 11/15/2018		$250	342
Co-operative Group Holdings
5.625% due 07/08/2020	GBP	3,000	4,724
FCE Bank PLC
5.125% due 11/16/2015		1,400	2,295
HSBC Holdings PLC
6.500% due 05/20/2024		2,100	4,084
6.800% due 06/01/2038		$500	642
7.625% due 05/17/2032		700	930
LBG Capital PLC
15.000% due 12/21/2019	GBP	19,546	42,767
15.000% due 12/21/2019	EUR	14,900	27,456
Lloyds TSB Bank PLC
4.875% due 03/30/2027	GBP	23,840	42,471
5.125% due 03/07/2025		2,000	3,695
12.000% due 12/16/2024 (c)		$3,500	4,694
Nationwide Building Society
3.875% due 12/05/2013	EUR	2,450	3,217
Northern Rock Asset Management PLC
4.125% due 03/27/2018		13,850	19,915
5.625% due 06/22/2017		$870	1,015
Royal Bank of Scotland PLC
5.125% due 01/13/2024	GBP	10,600	19,661
Standard Chartered PLC
3.850% due 04/27/2015		$3,000	3,173
3.950% due 01/11/2023		8,900	8,888

			245,183

MORTGAGE-BACKED SECURITIES 1.6%
Aggregator of Loans Backed by Assets PLC
2.757% due 12/16/2042	GBP	1,928	3,011
Arran Residential Mortgages Funding PLC
1.626% due 05/16/2047	EUR	7,291	9,518
DECO Series
0.671% due 01/27/2020	GBP	1,650	2,380
Gemgarto
3.461% due 05/14/2045		9,630	15,361
Granite Master Issuer PLC
0.299% due 12/20/2054	EUR	1,382	1,744
0.399% due 12/20/2054		2,136	2,697
0.403% due 12/20/2054		$172	168
Great Hall Mortgages PLC
0.410% due 06/18/2039		10,617	9,586
0.637% due 03/18/2039	GBP	934	1,290
0.647% due 06/18/2039		695	961
Hercules Eclipse PLC
0.751% due 10/25/2018		13,951	19,561
Leek Finance Ltd.
0.787% due 12/21/2037		2,277	3,589
Mall Funding PLC
1.191% due 04/22/2017		3,543	5,198
Mansard Mortgages PLC
1.157% due 12/15/2049		3,421	4,820
Opera Finance PLC
0.711% due 02/02/2017		1,062	1,579

			81,463

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 4.4%
United Kingdom Gilt
0.125% due 03/22/2024 (b)	GBP	61,250	$107,958
1.875% due 11/22/2022 (b)		59,528	123,111

			231,069

Total United Kingdom (Cost $566,203)			557,715

UNITED STATES 35.3%

ASSET-BACKED SECURITIES 1.4%
Access Group, Inc.
1.601% due 10/27/2025		$649	660
Accredited Mortgage Loan Trust
0.334% due 02/25/2037		3,937	3,552
0.484% due 04/25/2036		700	490
Argent Securities, Inc.
0.354% due 06/25/2036		1,607	579
0.354% due 07/25/2036		961	380
0.444% due 07/25/2036		1,202	483
Asset-Backed Funding Certificates Trust
0.364% due 01/25/2037		961	519
0.424% due 01/25/2037		2,594	1,414
Asset-Backed Securities Corp. Home Equity Loan Trust
0.834% due 09/25/2034		1,049	924
Bear Stearns Asset-Backed Securities Trust
0.524% due 01/25/2047		700	581
0.694% due 09/25/2035		1,000	633
0.874% due 06/25/2035		2,000	1,387
Countrywide Asset-Backed Certificates
0.324% due 06/25/2036		789	748
0.334% due 06/25/2037		1,322	1,297
0.374% due 05/25/2037		1,500	1,206
0.384% due 07/25/2036		954	928
0.384% due 08/25/2036		324	313
0.554% due 04/25/2036		1,000	925
0.589% due 11/25/2035		814	725
0.924% due 07/25/2034		600	526
5.085% due 04/25/2036		800	787
5.210% due 02/25/2036		1,000	822
5.526% due 07/25/2036		1,238	1,179
5.627% due 10/25/2046		2,641	2,385
5.714% due 04/25/2047		2,000	1,438
Credit-Based Asset Servicing and Securitization LLC
4.602% due 03/25/2037^		1,528	863
Fieldstone Mortgage Investment Trust
0.364% due 11/25/2036		1,892	935
First Franklin Mortgage Loan Trust
0.344% due 09/25/2036		1,801	1,533
0.444% due 10/25/2036		2,000	1,144
0.694% due 09/25/2035		1,500	1,280
1.054% due 07/25/2034		700	542
Fremont Home Loan Trust
0.374% due 02/25/2036		1,990	1,452
0.454% due 05/25/2036		2,000	839
0.534% due 01/25/2036		1,500	949
GSAA Trust
0.654% due 08/25/2037		724	590
GSAMP Trust
0.304% due 12/25/2046		1,912	1,005
0.354% due 12/25/2046		956	507
0.474% due 04/25/2036		1,000	509
Home Equity Asset Trust
1.404% due 10/25/2033		1,002	931
Home Equity Mortgage Loan Asset-Backed Trust
0.444% due 04/25/2047		800	432
JPMorgan Mortgage Acquisition Corp.
0.284% due 08/25/2036		7	3

130	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.351% due 07/25/2036		$2,859	$1,351
Massachusetts Educational Financing Authority
1.251% due 04/25/2038		202	205
MASTR Asset-Backed Securities Trust
0.444% due 03/25/2036		1,000	512
Mid-State Trust
8.330% due 04/01/2030		325	338
Morgan Stanley ABS Capital
0.294% due 01/25/2037		951	486
0.344% due 10/25/2036		1,000	534
0.354% due 11/25/2036		2,100	1,101
0.634% due 09/25/2035		500	388
Morgan Stanley Home Equity Loan Trust
0.674% due 08/25/2035		300	270
New Century Home Equity Loan Trust
0.484% due 10/25/2035		874	846
0.714% due 09/25/2035		1,000	819
People’s Choice Home Loan Securities Trust
1.554% due 01/25/2035		2,000	1,394
RAAC Series
0.684% due 03/25/2037		1,000	903
Residential Asset Securities Corp. Trust
0.354% due 07/25/2036		3,020	2,533
0.354% due 08/25/2036		1,399	1,319
0.384% due 04/25/2037		1,309	1,280
0.454% due 04/25/2037		2,000	1,582
0.544% due 11/25/2035		500	431
Securitized Asset-Backed Receivables LLC
0.494% due 12/25/2035		1,819	1,398
SLM Student Loan Trust
0.473% due 09/15/2021	EUR	604	772
1.801% due 04/25/2023		$435	453
3.453% due 05/16/2044		1,600	1,697
3.500% due 08/17/2043		988	948
Soundview Home Loan Trust
0.444% due 07/25/2036		1,000	537
0.464% due 02/25/2037		1,906	807
Specialty Underwriting & Residential Finance
0.504% due 12/25/2036		1,500	1,009
5.850% due 02/25/2037		812	474
Structured Asset Investment Loan Trust
0.354% due 09/25/2036		1,880	1,405
0.664% due 06/25/2035		1,000	920
0.924% due 02/25/2035		1,000	806
1.179% due 10/25/2033		1,039	1,000
Structured Asset Securities Corp.
0.364% due 03/25/2036		848	810
0.544% due 02/25/2036		1,000	786
0.654% due 11/25/2035		1,000	803
Washington Mutual Asset-Backed Certificates Trust
0.444% due 05/25/2036		2,000	927
Wells Fargo Home Equity Trust
0.464% due 05/25/2036		2,000	1,677
0.794% due 11/25/2035		1,250	967

			72,883

BANK LOAN OBLIGATIONS 1.0%
Dell, Inc.
5.000% due 11/06/2013		28,000	27,872
Delos Aircraft, Inc.
4.750% due 04/12/2016		1,000	1,007
HCA, Inc.
2.704% due 05/02/2016		1,800	1,807
HJ Heinz Co.
3.500% due 03/27/2020		14,400	14,364
5.000% due 03/27/2014		4,000	3,981

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Springleaf Financial Funding Co.
5.500% due 05/10/2017		$2,500	$2,521
U.S. Airways Group, Inc.
2.705% due 03/23/2014		575	575
Vodafone Americas Finance, Inc.
6.875% due 08/17/2015		1,108	1,135

			53,262

CORPORATE BONDS & NOTES 7.1%
ADT Corp.
3.500% due 07/15/2022		4,750	4,748
Agilent Technologies, Inc.
5.000% due 07/15/2020		3,500	3,990
Ally Financial, Inc.
7.500% due 09/15/2020		3,800	4,650
Altria Group, Inc.
4.750% due 05/05/2021		300	340
7.750% due 02/06/2014		1,500	1,589
9.250% due 08/06/2019		270	377
9.700% due 11/10/2018		1,926	2,685
American Airlines Pass-Through Trust
8.625% due 04/15/2023		329	342
American International Group, Inc.
3.750% due 11/30/2013		2,000	2,041
5.050% due 10/01/2015		15,700	17,215
8.625% due 05/22/2068	GBP	300	563
Amgen, Inc.
3.625% due 05/15/2022		$2,000	2,141
AT&T, Inc.
4.300% due 12/15/2042		10	9
5.350% due 09/01/2040		228	245
Aviation Capital Group Corp.
7.125% due 10/15/2020		11,400	12,972
BA Covered Bond Issuer
4.250% due 08/03/2017	EUR	8,205	11,720
Bank of America Corp.
7.375% due 05/15/2014		$200	214
Boston Scientific Corp.
4.500% due 01/15/2015		2,000	2,123
Capital One Bank USA N.A.
6.500% due 06/13/2013		371	375
Capital One Financial Corp.
7.375% due 05/23/2014		500	537
CIT Group, Inc.
5.250% due 04/01/2014		7,300	7,601
Cleco Power LLC
6.000% due 12/01/2040		3,000	3,525
CMS Energy Corp.
4.250% due 09/30/2015		2,000	2,157
Comcast Corp.
5.700% due 07/01/2019		3,700	4,519
Continental Airlines Pass-Through Trust
6.000% due 07/12/2020		1,550	1,597
CVS Pass-Through Trust
7.507% due 01/10/2032		2,622	3,408
Energy Transfer Partners LP
5.950% due 02/01/2015		1,750	1,898
Ford Motor Credit Co. LLC
7.000% due 04/15/2015		500	553
8.000% due 06/01/2014		6,300	6,779
8.125% due 01/15/2020		2,000	2,534
8.700% due 10/01/2014		5,200	5,770
Gerdau Holdings, Inc.
7.000% due 01/20/2020		10,300	11,789
Goldman Sachs Group, Inc.
6.875% due 01/18/2038	GBP	1,100	1,949

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Health Care Service Corp.
4.700% due 01/15/2021		$4,800	$5,301
HSBC Finance Corp.
6.676% due 01/15/2021		15,600	18,499
International Lease Finance Corp.
5.875% due 05/01/2013		1,000	1,005
6.750% due 09/01/2016		700	795
7.125% due 09/01/2018		350	413
JPMorgan Chase & Co.
0.590% due 10/12/2015	EUR	800	1,009
3.200% due 01/25/2023		$7,500	7,509
JPMorgan Chase Bank N.A.
0.879% due 05/31/2017	EUR	9,000	11,335
4.375% due 11/30/2021		3,700	4,937
5.375% due 09/28/2016	GBP	9,500	16,181
Kinder Morgan Energy Partners LP
6.950% due 01/15/2038		$75	95
7.400% due 03/15/2031		200	258
9.000% due 02/01/2019		300	402
Lynx Corp.
6.000% due 04/15/2021	GBP	4,000	6,262
Macy’s Retail Holdings, Inc.
5.750% due 07/15/2014		$350	371
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		9	10
Merrill Lynch & Co., Inc.
6.150% due 04/25/2013		800	803
6.400% due 08/28/2017		4,250	4,995
6.875% due 04/25/2018		4,820	5,827
6.875% due 11/15/2018		14,354	17,651
Metropolitan Life Global Funding
3.000% due 01/10/2023		9,000	9,042
Morgan Stanley
0.590% due 04/13/2016	EUR	4,450	5,567
0.784% due 10/15/2015		$44	43
6.375% due 07/24/2042		1,800	2,174
6.625% due 04/01/2018		5,600	6,704
NBCUniversal Media LLC
5.150% due 04/30/2020		3,500	4,157
NGPL PipeCo LLC
7.119% due 12/15/2017		1,800	1,926
Office Depot, Inc.
6.250% due 08/15/2013		911	928
Ohio National Financial Services, Inc.
6.375% due 04/30/2020		1,800	2,131
Pride International, Inc.
6.875% due 08/15/2020		3,500	4,397
Reed Elsevier Capital, Inc.
3.125% due 10/15/2022		302	292
Roche Holdings, Inc.
7.000% due 03/01/2039		700	1,022
Rockies Express Pipeline LLC
5.625% due 04/15/2020		400	373
SLM Corp.
0.601% due 01/27/2014		896	889
8.000% due 03/25/2020		2,000	2,327
Southwestern Energy Co.
7.500% due 02/01/2018		1,200	1,476
Stone Street Trust
5.902% due 12/15/2015		13,000	14,138
Tagua Leasing LLC
1.581% due 11/16/2024		6,966	6,972
UAL Pass-Through Trust
10.400% due 05/01/2018		254	292

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	131

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UIL Holdings Corp.
4.625% due 10/01/2020		$4,100	$4,339
Valero Energy Corp.
9.375% due 03/15/2019		50	68
Wal-Mart Stores, Inc.
1.625% due 04/15/2014		3,200	3,244
WEA Finance LLC
5.750% due 09/02/2015		500	556
WM Covered Bond Program
4.000% due 11/26/2016	EUR	19,600	27,774
4.375% due 09/16/2014		32,950	44,055

			371,499

MORTGAGE-BACKED SECURITIES 1.5%
Adjustable Rate Mortgage Trust
3.862% due 11/25/2037^		$927	598
Alternative Loan Trust
6.250% due 12/25/2036		1,148	927
Banc of America Funding Corp.
0.413% due 04/20/2047		428	329
2.631% due 05/25/2035		759	780
6.000% due 07/25/2037		703	551
Banc of America Large Loan Trust
2.503% due 11/15/2015		4,977	5,018
Banc of America Mortgage Trust
3.145% due 09/25/2034		1,004	1,004
6.000% due 10/25/2036		536	482
Banc of America Re-REMIC Trust
5.634% due 02/17/2051		3,100	3,522
BCAP LLC Trust
0.374% due 08/26/2046		1,000	800
0.414% due 05/25/2047		1,130	715
Bear Stearns Adjustable Rate Mortgage Trust
2.370% due 02/25/2036		257	203
2.930% due 04/25/2034		559	564
3.018% due 02/25/2034		55	55
Bear Stearns Alt-A Trust
2.647% due 03/25/2036		1,119	779
2.768% due 05/25/2035		427	391
2.926% due 09/25/2035		202	171
3.062% due 05/25/2036		1,053	597
Chase Mortgage Finance Corp.
4.991% due 03/25/2037		1,010	850
Citigroup Mortgage Loan Trust, Inc.
2.732% due 05/25/2035		339	327
Commercial Mortgage Pass-Through Certificates
5.764% due 09/15/2039		4,500	5,214
Countrywide Alternative Loan Trust
0.324% due 06/25/2036		6,569	4,679
0.484% due 02/25/2037		1,374	927
0.533% due 11/20/2035		150	108
0.584% due 08/25/2036		657	650
3.019% due 06/25/2037		1,026	843
6.000% due 01/25/2037		1,407	1,146
6.000% due 02/25/2037^		2,532	1,915
Countrywide Home Loan Mortgage Pass-Through Trust
0.544% due 06/25/2035		758	685
3.057% due 08/25/2034		33	30
5.500% due 10/25/2034		1,866	1,942
6.250% due 09/25/2036		1,187	1,019
CSMC Mortgage-Backed Trust
6.750% due 08/25/2036^		782	598
Deutsche ALT-B Securities, Inc.
5.945% due 02/25/2036		914	747

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Downey Savings & Loan Association Mortgage Loan Trust
2.512% due 07/19/2044	$152	$153
Greenpoint Mortgage Pass-Through Certificates
2.939% due 10/25/2033	78	77
Harborview Mortgage Loan Trust
0.443% due 06/19/2035	1,753	1,469
2.908% due 02/25/2036^	129	102
2.959% due 07/19/2035	114	108
3.404% due 07/19/2035	846	815
Homebanc Mortgage Trust
0.534% due 10/25/2035	1,860	1,579
HSI Asset Securitization Corp. Trust
0.424% due 11/25/2035	1,357	850
Impac Secured Assets Trust
3.094% due 07/25/2035	276	217
Indymac Index Mortgage Loan Trust
0.444% due 07/25/2035	26	22
2.551% due 11/25/2035	2,251	1,784
2.647% due 12/25/2034	20	18
3.176% due 06/25/2036	621	443
JPMorgan Alternative Loan Trust
2.909% due 05/25/2037^	1,042	754
5.600% due 12/25/2036	520	446
JPMorgan Mortgage Trust
2.869% due 10/25/2035	942	820
3.003% due 07/25/2035	899	927
3.030% due 07/25/2035	492	505
4.863% due 02/25/2035	42	43
Lavender Trust
6.250% due 10/26/2036	268	266
Lehman Mortgage Trust
6.000% due 09/25/2037	1,152	1,118
Lehman XS Trust
0.364% due 03/25/2047	1,255	785
Merrill Lynch Floating Trust
0.740% due 07/09/2021	1,858	1,831
Merrill Lynch Mortgage Investors Trust
0.414% due 02/25/2036	115	103
0.454% due 11/25/2035	20	19
1.204% due 10/25/2035	19	19
3.024% due 03/25/2036^	244	168
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.936% due 08/12/2049	1,300	1,521
Morgan Stanley Capital Trust
3.884% due 09/15/2047	4,500	4,853
5.692% due 04/15/2049	300	345
Morgan Stanley Mortgage Loan Trust
1.104% due 02/25/2036	209	170
2.522% due 11/25/2037	1,712	1,267
3.130% due 09/25/2035	565	466
5.187% due 05/25/2036	543	434
Morgan Stanley Re-REMIC Trust
5.787% due 08/15/2045	200	231
Prime Mortgage Trust
0.704% due 02/25/2035	1,021	927
6.000% due 06/25/2036	392	339
Residential Accredit Loans, Inc. Trust
0.304% due 05/25/2037	1,087	768
0.334% due 02/25/2037	1,373	1,119
0.344% due 01/25/2037	1,873	1,530
0.384% due 06/25/2046	235	114
0.394% due 07/25/2036	997	739
0.604% due 11/25/2036^	810	464
6.500% due 07/25/2037	1,047	849

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036	$1,204	$1,120
6.000% due 06/25/2037	131	118
Structured Adjustable Rate Mortgage Loan Trust
0.424% due 06/25/2037	787	651
5.103% due 04/25/2036^	683	552
WaMu Mortgage Pass-Through Certificates
0.484% due 11/25/2045	252	226
1.577% due 08/25/2042	22	22
6.087% due 10/25/2036	1,920	1,759
Washington Mutual Alternative Mortgage Pass-Through Certificates
0.364% due 02/25/2037	1,428	1,006
5.500% due 11/25/2035	406	363
Washington Mutual MSC Mortgage Pass-Through Certificates
6.500% due 08/25/2035	295	252
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 01/25/2035	117	117
2.617% due 01/25/2035	1,675	1,680
2.641% due 03/25/2036	1,154	1,163

		79,772

MUNICIPAL BONDS & NOTES 1.1%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	5,600	7,134
American Municipal Power, Inc. Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	6,950	9,042
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	4,600	5,576
California State General Obligation Bonds, Series 2009
5.000% due 07/01/2020	2,600	3,144
Los Angeles Wastewater System, California Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	7,500	8,815
Missouri Joint Municipal Electric Utility Commission Revenue Bonds, (BABs), Series 2009
6.890% due 01/01/2042	1,000	1,264
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.572% due 11/01/2038	600	737
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.628% due 03/15/2039	6,500	7,927
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	6,400	7,912
School District of Philadelphia, Pennsylvania General Obligation Bonds, (BABs), Series 2010
6.765% due 06/01/2040	2,500	2,969

		54,520

	SHARES
PREFERRED SECURITIES 0.1%
GMAC Capital Trust
8.125% due 02/15/2040	150,000	4,080

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 14.2%
Fannie Mae
0.000% due 06/01/2017	$7,000	6,764
0.634% due 11/25/2040	5,251	5,284
0.654% due 11/25/2040	6,015	6,063

132	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.404% due 09/25/2039	$3,439	$3,505
2.375% due 07/28/2015	100	105
2.440% due 08/01/2022	496	505
2.500% due 01/01/2027 - 05/01/2028	282,372	293,031
2.850% due 06/01/2022	600	630
2.920% due 06/01/2022	1,700	1,776
3.000% due 12/01/2021 - 04/01/2043	77,710	80,882
3.500% due 01/01/2026 - 04/01/2043	49,053	51,812
4.000% due 07/01/2029 - 05/01/2042	17,806	19,042
4.500% due 05/01/2023 - 05/01/2043	109,430	117,985
5.000% due 02/01/2027 - 04/01/2043	54,791	59,524
5.500% due 01/01/2029 - 04/01/2043	41,622	45,414
6.000% due 02/01/2014 - 04/01/2043	12,550	13,765
Freddie Mac
0.683% due 10/15/2040	12,075	12,187
4.000% due 06/15/2042	500	575
4.500% due 05/01/2041	608	652
5.000% due 07/15/2014	600	637
NCUA Guaranteed Notes
0.583% due 03/06/2020	4,708	4,718
Tennessee Valley Authority
5.250% due 09/15/2039	1,450	1,861
7.125% due 05/01/2030	10,000	15,176

		741,893

U.S. TREASURY OBLIGATIONS 8.9%
U.S. Treasury Bonds
3.125% due 02/15/2043 (i)(j)	18,900	18,980
U.S. Treasury Inflation Protected Securities (b)
0.125% due 01/15/2022 (i)(j)(k)	149,548	162,960
0.125% due 07/15/2022	4,306	4,700
0.625% due 07/15/2021	8,786	10,066
1.250% due 07/15/2020	12,248	14,649
2.375% due 01/15/2025	11,727	15,778
2.375% due 01/15/2027	2,055	2,804
2.500% due 01/15/2029 (i)(j)(k)	47,746	66,897
3.875% due 04/15/2029	9,244	15,061

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Notes
1.750% due 05/15/2022 (k)	$48,200	$48,388
2.000% due 02/15/2023	103,800	105,211

		465,494

Total United States (Cost $1,775,750)		1,843,403

VIRGIN ISLANDS (BRITISH) 0.4%

CORPORATE BONDS & NOTES 0.4%
Gerdau Trade, Inc.
5.750% due 01/30/2021	$800	858
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	3,600	3,543
GTL Trade Finance, Inc.
7.250% due 10/20/2017	3,900	4,493
TNK-BP Finance S.A.
6.625% due 03/20/2017	1,400	1,589
7.250% due 02/02/2020	2,100	2,528
7.500% due 07/18/2016	4,050	4,661
7.875% due 03/13/2018	4,100	4,940

Total Virgin Islands (British) (Cost $21,085)		22,612

SHORT-TERM INSTRUMENTS 20.2%

CERTIFICATES OF DEPOSIT 0.2%
Banco do Brasil S.A.
0.000% due 01/24/2014	$4,000	3,961
Itau Unibanco Holding S.A.
0.000% due 11/01/2013	7,000	6,938

		10,899

COMMERCIAL PAPER 1.7%
Santander S.A.
3.100% due 10/01/2013	70,800	70,445
Standard Chartered Bank
0.950% due 10/01/2013	15,500	15,476

		85,921

REPURCHASE AGREEMENTS 0.1%
Banc of America Securities LLC
0.210% due 04/01/2013	3,100	3,100

(Dated 03/28/2013. Collateralized by U.S. Treasury Bonds 3.125% due 02/15/2043 valued at $3,175. Repurchase proceeds are $3,100.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Street Bank and Trust Co.
0.010% due 04/01/2013		$519	$519
(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $531. Repurchase proceeds are $519.)

			3,619

SHORT-TERM NOTES 0.1%
Autonomous Community of Catalonia
4.500% due 04/29/2013	EUR	100	128
Export-Import Bank of Korea
1.251% due 07/26/2013		$5,200	5,201

			5,329

FRANCE TREASURY BILLS 0.1%
0.012% due 05/30/2013	EUR	2,500	3,205

MEXICO TREASURY BILLS 1.1%
4.255% due 04/04/2013 (a)	MXN	675,950	54,707

U.S. TREASURY BILLS 0.0%
0.100% due 04/18/2013 - 02/06/2014 (a)(k)		$1,765	1,764

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (d) 16.9%
PIMCO Short-Term Floating NAV Portfolio		88,303,171	883,650

Total Short-Term Instruments (Cost $1,047,139)			1,049,094

PURCHASED OPTIONS (m) 0.0%
(Cost $2,859)			1,068

Total Investments 108.1% (Cost $5,566,515)			$5,650,464

Written Options (n) (0.1%) (Premiums $9,084)			(3,495)

Other Assets and Liabilities (Net) (8.0%)			(421,518)

Net Assets 100.0%			$5,225,451

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity, date shown represents next contractual call date.
(d)	Affiliated to the Fund.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $73,612 at a weighted average interest rate of (0.142%).

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	133

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

(f)	Securities with an aggregate market value of $15,233 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount		Payable for Reverse Repurchase Agreements
BRC	(0.300%)	03/26/2013	03/26/2015	EUR	2,226	$(2,853)
CFR	(1.000%)	03/14/2013	03/12/2015	$	6,199	(6,196)
SAL	(1.100%)	02/22/2013	02/22/2015		6,427	(6,420)

						$(15,469)

(g)	Securities with an aggregate market value of $275,523 have been pledged or delivered as collateral for forward settling transactions, such as delayed-delivery or sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of March 31, 2013.
(h)	Sale-buyback financing transactions as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount		Payable for Sale-Buyback Financing Transactions (1)
MEI	(0.100%)	03/28/2013	04/02/2013	EUR	63,193	$(81,011)
	(0.100%)	04/02/2013	04/04/2013		63,277	(81,128)
	(0.080%)	03/28/2013	04/02/2013		46,530	(59,649)
	(0.080%)	04/02/2013	04/04/2013		46,598	(59,743)

						$(281,531)

(1)	Payable for sale-buyback financing transactions includes $41 of deferred price drop on sale-buyback financing transactions.

(i)	Securities with an aggregate market value of $8,192 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
3-Month Euribor December Futures	Short	12/2013	955	$14
3-Month Euribor December Futures	Long	12/2015	5,925	3,525
3-Month Euribor June Futures	Short	06/2014	954	14
3-Month Euribor June Futures	Long	06/2015	1,550	1,723
3-Month Euribor March Futures	Short	03/2014	949	29
3-Month Euribor September Futures	Short	09/2013	955	(16)
3-Month Euribor September Futures	Long	09/2015	4,035	2,566
90-Day Eurodollar December Futures	Short	12/2015	43	(14)
90-Day Eurodollar June Futures	Long	06/2015	168	11
Call Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2013	380	(480)
Canada Government 10-Year Bond June Futures	Long	06/2013	62	184
Euro-Bobl June Futures	Short	06/2013	964	(1,040)
Euro-Bund 10-Year Bond June Futures	Long	06/2013	624	1,382
Japan Government 10-Year Bond June Futures	Short	06/2013	39	(308)
Put Options Strike @ EUR 141.500 on Euro-Bund 10-Year Bond June Futures	Short	05/2013	389	234

				$7,824

(j)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $17,393 and cash of $9 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Credit Default Swaps on Credit Indices - Sell Protection (3)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)	Market Value (6)	Unrealized Appreciation
CDX.BP.IG-20 5-Year Index	1.000%	06/20/2018	$10,000	$50	$11

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	1-Day EUR-EONIA Compounded-OIS	0.125%	09/18/2014	EUR	955,500	$86	$196
Pay	3-Month CAD-Bank Bill	2.300%	06/19/2023	CAD	4,500	(20)	36
Pay	3-Month CAD-Bank Bill	5.800%	12/19/2023		3,900	420	420
Pay	3-Month CAD-Bank Bill	6.200%	12/15/2025		2,900	292	49
Receive	3-Month USD-LIBOR	0.750%	06/19/2017	$	37,400	61	(208)
Receive	3-Month USD-LIBOR	2.000%	06/19/2023		22,800	177	(297)

134	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2018	AUD	27,500	$259	$241
Pay	6-Month AUD-BBR-BBSW	3.750%	12/11/2018		55,500	45	169
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2023		1,900	(49)	(42)
Pay	6-Month AUD-BBR-BBSW	4.250%	12/11/2023		23,000	115	(83)
Pay	6-Month EUR-EURIBOR	1.000%	09/18/2018	EUR	156,000	(678)	(79)
Receive	6-Month EUR-EURIBOR	2.500%	03/21/2023		131,200	(129)	(2,056)
Pay	6-Month EUR-EURIBOR	2.000%	09/18/2023		68,300	1,663	294
Receive	6-Month EUR-EURIBOR	2.500%	09/18/2043		59,600	(2,225)	(2,271)
Receive	6-Month GBP-LIBOR	2.250%	09/18/2023	GBP	22,100	(603)	(502)
Receive	6-Month GBP-LIBOR	3.250%	09/18/2043		21,300	(1,210)	(580)

						$(1,796)	$(4,713)

(k)	Securities with an aggregate market value of $24,995 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(l)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (2)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Black & Decker Corp.	CBK	(2.200%	)	06/20/2014	0.081%	$	50	$(1)	$0	$(1)
Brazil Government International Bond	BOA	(1.000%	)	09/20/2016	1.073%		47,400	101	636	(535)
Brazil Government International Bond	DUB	(1.000%	)	09/20/2016	1.073%		6,000	13	61	(48)
Brazil Government International Bond	HUS	(1.000%	)	09/20/2016	1.073%		18,100	38	246	(208)
Brazil Government International Bond	MYC	(1.000%	)	09/20/2016	1.073%		50,000	106	510	(404)
Cytec Industries, Inc.	CBK	(1.000%	)	09/20/2017	1.063%		250	1	23	(22)
Lloyds Banking Group PLC	BOA	(3.000%	)	03/20/2018	3.485%	EUR	10,000	260	(221)	481
Lloyds Banking Group PLC	BPS	(3.000%	)	03/20/2018	3.485%		200	5	(4)	9
Lloyds Banking Group PLC	CBK	(5.000%	)	03/20/2018	3.485%		10,700	(983)	(1,503)	520
Lloyds Banking Group PLC	FBF	(5.000%	)	03/20/2018	3.485%		9,900	(909)	(1,192)	283
Macy’s Retail Holdings, Inc.	BPS	(5.000%	)	09/20/2014	0.266%	$	350	(25)	(36)	11
Marsh & McLennan Cos., Inc.	BRC	(0.760%	)	09/20/2015	0.294%		50	(1)	0	(1)
Office Depot, Inc.	GST	(5.000%	)	09/20/2013	0.372%		3,000	(73)	19	(92)
Safeway, Inc.	JPM	(1.000%	)	03/20/2018	1.911%		3,200	136	319	(183)
Valero Energy Corp.	GST	(2.700%	)	03/20/2019	1.333%		50	(4)	0	(4)

								$(1,336)	$(1,142)	$(194)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal and U.S. Treasury Obligation Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	BPS	1.000%	03/20/2016	1.478%	$	3,400	$(36)	$(124)	$88
Alcoa, Inc.	GST	1.000%	06/20/2016	1.593%		6,000	(90)	(173)	83
American International Group, Inc.	BOA	1.000%	12/20/2020	1.378%		350	(11)	(80)	69
ArcelorMittal	BPS	1.000%	03/20/2016	2.418%		3,400	(143)	(202)	59
Banque Centrale de Tunisie S.A.	BRC	1.000%	03/20/2016	3.289%		14,600	(966)	(568)	(398)
Brazil Government International Bond	BOA	1.000%	06/20/2021	1.681%		4,850	(244)	(202)	(42)
Brazil Government International Bond	BRC	3.810%	02/20/2014	0.580%		40	1	0	1
Brazil Government International Bond	CBK	1.000%	06/20/2021	1.681%		660	(34)	(26)	(8)
Brazil Government International Bond	DUB	1.000%	09/20/2013	0.519%		27,100	71	174	(103)
Brazil Government International Bond	DUB	1.000%	03/20/2021	1.665%		10,000	(478)	(446)	(32)
Brazil Government International Bond	DUB	1.000%	06/20/2021	1.681%		3,750	(189)	(166)	(23)
Brazil Government International Bond	DUB	1.000%	09/20/2021	1.695%		31,200	(1,640)	(1,403)	(237)
China Government International Bond	CBK	1.000%	12/20/2016	0.494%		12,650	246	(379)	625
China Government International Bond	DUB	1.000%	12/20/2016	0.494%		800	16	(40)	56
China Government International Bond	DUB	1.000%	09/20/2017	0.610%		3,150	56	(23)	79
China Government International Bond	FBF	1.000%	03/20/2015	0.278%		7,000	105	76	29
China Government International Bond	FBF	1.000%	12/20/2016	0.494%		4,800	93	(235)	328
China Government International Bond	JPM	1.000%	12/20/2016	0.494%		11,400	222	(553)	775
China Government International Bond	MYC	1.000%	12/20/2016	0.494%		13,800	269	(481)	750
China Government International Bond	RYL	1.000%	12/20/2016	0.494%		1,400	27	(65)	92
China Government International Bond	UAG	1.000%	12/20/2016	0.494%		800	16	(37)	53
Comcast Corp.	CBK	1.000%	12/20/2015	0.230%		3,000	64	16	48
Emirate of Abu Dhabi Government International Bond	CBK	1.000%	03/20/2016	0.331%		1,000	20	(1)	21
Emirate of Abu Dhabi Government International Bond	DUB	1.000%	12/20/2014	0.186%		1,200	17	(47)	64
Emirate of Abu Dhabi Government International Bond	JPM	1.000%	03/20/2016	0.331%		500	10	0	10

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	135

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal and U.S. Treasury Obligation Issues - Sell Protection (3) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	12/20/2014	0.186%	$	2,000	$29	$(35)	$64
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	03/20/2016	0.331%		2,800	56	(8)	64
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	06/20/2016	0.358%		1,000	20	(8)	28
Emirate of Abu Dhabi Government International Bond	RYL	1.000%	03/20/2016	0.331%		1,000	21	(1)	22
Emirate of Abu Dhabi Government International Bond	UAG	1.000%	03/20/2016	0.331%		500	11	0	11
Export-Import Bank of China	BOA	1.000%	09/20/2016	0.502%		650	12	(18)	30
Export-Import Bank of China	FBF	1.000%	12/20/2016	0.554%		1,800	30	(175)	205
Export-Import Bank of China	MYC	1.000%	09/20/2016	0.502%		650	11	(18)	29
Freeport-McMoRan Copper & Gold, Inc.	CBK	1.000%	03/20/2016	0.807%		3,400	28	(10)	38
General Electric Capital Corp.	BPS	1.000%	03/20/2014	0.211%		1,100	9	(42)	51
General Electric Capital Corp.	MYC	1.000%	03/20/2014	0.211%		21,300	174	(690)	864
Lincoln National Corp.	GST	1.000%	03/20/2016	0.800%		3,600	22	(104)	126
Mexico Government International Bond	BPS	1.000%	09/20/2017	0.838%		4,200	31	(43)	74
Mexico Government International Bond	CBK	1.000%	12/20/2014	0.419%		60	1	(2)	3
Mexico Government International Bond	CBK	1.000%	03/20/2016	0.591%		850	11	(9)	20
Mexico Government International Bond	CBK	1.000%	06/20/2021	1.279%		50	(1)	(2)	1
Mexico Government International Bond	DUB	1.000%	06/20/2021	1.279%		10,000	(211)	(388)	177
Mexico Government International Bond	DUB	1.000%	09/20/2021	1.293%		20,000	(454)	(753)	299
Mexico Government International Bond	HUS	1.000%	12/20/2015	0.558%		13,450	166	0	166
Mexico Government International Bond	JPM	1.000%	03/20/2016	0.591%		5,000	62	(53)	115
Mexico Government International Bond	MYC	1.000%	06/20/2021	1.279%		3,750	(79)	(139)	60
Prudential Financial, Inc.	BPS	1.000%	03/20/2016	0.739%		3,400	26	(60)	86
Qatar Government International Bond	FBF	1.000%	03/20/2016	0.360%		600	12	0	12
Qatar Government International Bond	HUS	1.000%	03/20/2016	0.360%		3,000	58	(3)	61
Qatar Government International Bond	HUS	1.000%	06/20/2016	0.386%		500	10	(4)	14
Qatar Government International Bond	JPM	1.000%	03/20/2016	0.360%		900	18	(1)	19
Qatar Government International Bond	MYC	1.000%	06/20/2016	0.386%		500	10	(4)	14
Qatar Government International Bond	RYL	1.000%	03/20/2016	0.360%		1,000	19	(1)	20
Republic of Korea	DUB	1.000%	09/20/2015	0.378%		300	5	(2)	7
Russia Government International Bond	BRC	1.000%	09/20/2015	1.003%		3,400	3	(124)	127
Russia Government International Bond	HUS	1.000%	03/20/2018	1.574%		5,000	(130)	(108)	(22)
SLM Corp.	UAG	5.000%	12/20/2016	2.171%		350	36	(11)	47
Teck Resources Ltd.	CBK	1.000%	03/20/2016	0.903%		3,400	9	(10)	19
Texas State General Obligation Bonds, Series 2003	MYC	0.950%	03/20/2021	0.587%		7,200	193	0	193
U.S. Treasury Notes	BPS	0.250%	06/20/2016	0.238%	EUR	2,400	(1)	(24)	23

							$(2,381)	$(7,835)	$5,454

Credit Default Swaps on Credit Indices - Sell Protection (3)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)		Market Value (6)	Premiums Paid	Unrealized (Depreciation)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015	$	4,350	$256	$546	$(290)
CDX.EM-14 5-Year Index	UAG	5.000%	12/20/2015		2,000	118	265	(147)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		4,500	323	608	(285)

						$697	$1,419	$(722)

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

136	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

Cross-Currency Swaps
Receive	Pay	Maturity Date (7)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Premiums (Received)	Unrealized Appreciation/ (Depreciation)
Floating rate equal to 3-Month EUR-LIBOR less 0.250% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	09/18/2015	BOA	EUR	41,227	$	53,100	$(162)	$(408)	$246
Floating rate equal to 3-Month EUR-LIBOR less 0.250% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	09/18/2015	DUB		268,609		345,700	(790)	(296)	(494)

								$(952)	$(704)	$(248)

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	9.980%	01/02/2014	GLM	BRL	28,200	$465	$107	$358
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		54,000	1,949	42	1,907
Pay	1-Year BRL-CDI	11.935%	01/02/2014	HUS		161,000	5,790	(38)	5,828
Pay	1-Year BRL-CDI	12.310%	01/02/2014	BOA		46,700	1,941	275	1,666
Pay	1-Year BRL-CDI	8.075%	01/02/2015	HUS		345,600	(114)	1,188	(1,302)
Pay	1-Year BRL-CDI	8.115%	01/02/2015	HUS		9,200	3	(11)	14
Pay	1-Year BRL-CDI	8.255%	01/02/2015	GLM		155,500	279	861	(582)
Pay	1-Year BRL-CDI	8.430%	01/02/2015	DUB		344,500	1,216	2,523	(1,307)
Pay	1-Year BRL-CDI	8.630%	01/02/2015	MYC		27,100	150	105	45
Pay	1-Year BRL-CDI	8.825%	01/02/2015	HUS		10,400	79	20	59
Pay	1-Year BRL-CDI	9.310%	01/02/2015	JPM		17,700	223	120	103
Pay	1-Year BRL-CDI	8.210%	01/02/2017	JPM		95,000	(1,030)	(118)	(912)
Pay	1-Year BRL-CDI	8.285%	01/02/2017	DUB		385,900	(3,888)	93	(3,981)
Pay	1-Year BRL-CDI	8.420%	01/02/2017	BOA		3,800	(30)	10	(40)
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023	BOA	AUD	900	(4)	5	(9)
Pay	6-Month AUD-BBR-BBSW	4.250%	03/15/2023	BOA		1,000	18	4	14
Pay	28-Day MXN-TIIE	7.330%	01/28/2015	HUS	MXN	38,479	160	(3)	163
Pay	28-Day MXN-TIIE	7.340%	01/28/2015	BRC		49,880	208	0	208
Pay	28-Day MXN-TIIE	6.590%	12/08/2015	CBK		621,000	2,617	(2)	2,619
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MYC		124,900	62	(114)	176

							$10,094	$5,067	$5,027

(m)	Purchased options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.875%	04/14/2014	$	45,200	$2,278	$893

Foreign Currency Options
Description	Counterparty		Exercise Price	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC USD versus JPY	GLM	JPY	94.000	04/18/2013	$	1,060	$8	$12
Call - OTC USD versus JPY	CBK		98.000	04/18/2013		5,200	18	7
Call - OTC USD versus JPY	BRC		98.000	04/18/2013		3,200	11	4
Call - OTC USD versus JPY	BOA		98.600	04/18/2013		4,667	29	4
Call - OTC USD versus JPY	GLM		98.600	04/18/2013		41,505	221	38
Call - OTC USD versus JPY	BOA		101.200	04/18/2013		11,546	24	2
Call - OTC USD versus JPY	GLM		101.200	04/18/2013		105,359	162	17
Call - OTC USD versus RUB	DUB	RUB	32.200	04/24/2013		12,430	19	16
Call - OTC USD versus RUB	UAG		32.200	04/24/2013		21,770	32	27
Call - OTC USD versus RUB	FBF		32.200	04/24/2013		13,900	20	17
Call - OTC USD versus RUB	MSX		32.200	04/24/2013		24,860	37	31

							$581	$175

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	137

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

(n)	Written options outstanding as of March 31, 2013:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$129.000	04/26/2013	32	$13	$(1)
Call - CBOT U.S. Treasury 10-Year Note May Futures	132.500	04/26/2013	32	8	(10)

				$21	$(11)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	0.800%	07/11/2013	$	3,000	$9	$(13)
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		3,000	10	0
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.800%	07/11/2013		49,200	174	(206)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		49,200	174	(4)
Call - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Receive	0.410%	03/14/2014	EUR	63,500	126	(117)
Put - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	0.410%	03/14/2014		63,500	126	(131)
Call - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Receive	0.410%	03/14/2014		198,500	398	(367)
Put - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.410%	03/14/2014		198,500	398	(409)
Call - OTC 1-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Receive	0.410%	03/14/2014		115,200	229	(213)
Put - OTC 1-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	0.410%	03/14/2014		87,700	174	(181)
Call - OTC 1-Year Interest Rate Swap	JPM	6-Month EUR-EURIBOR	Receive	0.410%	03/14/2014		38,100	75	(70)
Put - OTC 1-Year Interest Rate Swap	JPM	6-Month EUR-EURIBOR	Pay	0.410%	03/14/2014		38,100	75	(79)
Call - OTC 1-Year Interest Rate Swap	UAG	6-Month EUR-EURIBOR	Receive	0.410%	03/14/2014		19,500	38	(36)
Put - OTC 1-Year Interest Rate Swap	UAG	6-Month EUR-EURIBOR	Pay	0.410%	03/14/2014		19,500	38	(40)
Call - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Receive	1.200%	07/11/2013	$	17,000	122	(249)
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		17,000	122	0
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013	EUR	6,700	12	(2)
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.850%	04/24/2013		10,400	15	0
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		7,400	13	(2)
Put - OTC 2-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		3,800	7	(1)
Put - OTC 2-Year Interest Rate Swap	HUS	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		3,400	6	(1)
Put - OTC 2-Year Interest Rate Swap	MYC	6-Month EUR-EURIBOR	Pay	0.850%	04/24/2013		5,800	8	0
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	1.300%	04/29/2013	$	7,800	14	(1)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		14,600	27	(2)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.850%	04/14/2014		189,800	2,278	(292)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		17,300	32	(3)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	06/17/2013		10,500	23	(9)
Put - OTC 5-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.500%	06/03/2013	EUR	9,800	45	(2)
Put - OTC 5-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		8,100	39	(3)
Put - OTC 5-Year Interest Rate Swap	CBK	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		3,100	14	(1)
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		6,100	31	(3)
Put - OTC 5-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.500%	06/03/2013		5,200	25	(1)
Put - OTC 5-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Pay	1.350%	06/03/2013		133,400	961	(67)
Put - OTC 5-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Pay	1.350%	06/03/2013		42,000	319	(21)
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month GBP-LIBOR	Pay	1.500%	05/07/2013	GBP	144,300	537	(1)
Put - OTC 5-Year Interest Rate Swap	GLM	6-Month GBP-LIBOR	Pay	1.500%	05/07/2013		69,600	237	0
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.800%	07/29/2013	$	13,100	46	(48)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		13,100	91	(40)
Call - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		12,600	53	(46)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		12,600	94	(39)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		12,900	49	(47)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		12,900	91	(40)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		300	1	(1)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		300	1	(1)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		4,200	17	(15)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		4,200	28	(13)
Put - OTC 10-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	10.000%	07/01/2014	EUR	1,000	7	0
Put - OTC 10-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.900%	04/02/2013		41,950	396	0
Put - OTC 10-Year Interest Rate Swap	HUS	6-Month EUR-EURIBOR	Pay	1.900%	04/02/2013		49,500	455	0

								$8,260	$(2,817)

Foreign Currency Options
Description	Counterparty		Exercise Price	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC USD versus JPY	JPM	JPY	94.000	04/18/2013	$	46,000	$335	$(522)
Call - OTC USD versus ZAR	HUS	ZAR	9.380	04/18/2013		5,500	55	(30)
Call - OTC USD versus ZAR	FBF		9.452	04/18/2013		3,300	35	(13)
Call - OTC USD versus ZAR	JPM		9.452	04/18/2013		4,000	43	(15)
Call - OTC USD versus ZAR	FBF		9.465	04/19/2013		1,700	18	(7)

138	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

Foreign Currency Options (Cont.)
Description	Counterparty		Exercise Price	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC USD versus ZAR	UAG	ZAR	9.465	04/19/2013	$	2,400	$25	$(9)
Call - OTC USD versus ZAR	DUB		9.456	04/23/2013		3,500	36	(17)
Call - OTC USD versus ZAR	BRC		9.676	04/25/2013		3,500	37	(8)
Call - OTC USD versus ZAR	UAG		9.710	04/25/2013		3,600	40	(8)

							$624	$(629)

Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$	10,300	$91	$(19)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020		11,800	88	(19)

							$179	$(38)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premium
Balance at 03/31/2012	0	$894,400	EUR	1,000	GBP	0	$6,954
Sales	344	1,885,800		1,266,350		213,900	13,299
Closing Buys	0	(171,200)		0		0	(1,651)
Expirations	(280)	(1,328,100)		(87,600)		0	(7,795)
Exercised	0	(720,700)		0		0	(1,723)

Balance at 03/31/2013	64	$560,200	EUR	1,179,750	GBP	213,900	$9,084

(o)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	04/01/2028	$2,000	$2,114	$(2,121)
Fannie Mae	4.000%	04/01/2043	11,000	11,681	(11,730)

				$13,795	$(13,851)

(p)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	BRL	15,625	$	7,759	BRC	$27	$0	$27
04/2013		227,981		115,084	FBF	2,264	0	2,264
04/2013		46,060		22,377	HUS	0	(417)	(417)
04/2013		217,816		108,162	MSC	372	0	372
04/2013		14,459		7,180	UAG	25	0	25
04/2013	IDR	573,723,980		58,663	UAG	0	(226)	(226)
04/2013	ILS	61,705		16,926	MSC	0	(33)	(33)
04/2013	INR	3,296,307		60,472	CBK	69	0	69
04/2013		1,294,371		23,180	FBF	0	(539)	(539)
04/2013	MXN	291,039		22,698	BRC	0	(860)	(860)
04/2013		177,693		13,850	FBF	0	(535)	(535)
04/2013		894,870		71,335	HUS	0	(1,105)	(1,105)
04/2013		722,287		56,559	JPM	0	(1,913)	(1,913)
04/2013		45,155		3,440	MSC	0	(216)	(216)
04/2013		187,496		15,110	UAG	0	(69)	(69)
04/2013	MYR	104,122		33,620	BPS	0	(23)	(23)
04/2013		11,021		3,600	DUB	39	0	39
04/2013		104,925		34,250	JPM	347	0	347
04/2013	PEN	1,032		399	CBK	0	0	0
04/2013		27,208		10,465	FBF	0	(33)	(33)
04/2013	RUB	157,379		5,171	CBK	132	0	132
04/2013	SGD	1,196		965	CBK	1	0	1
04/2013		38,182		30,750	FBF	0	(34)	(34)
04/2013		30,932		25,150	HUS	211	0	211
04/2013	THB	1,327,067		45,323	UAG	52	0	52
04/2013	$	7,800	BRL	15,625	BRC	0	(68)	(68)
04/2013		113,279		227,981	FBF	0	(459)	(459)
04/2013		22,872		46,060	HUS	0	(79)	(79)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	139

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	$	105,782	BRL	217,816	MSC	$2,008	$0	$2,008
04/2013		7,220		14,459	UAG	0	(65)	(65)
04/2013		25,000	COP	44,775,000	CBK	0	(526)	(526)
04/2013		2,700		4,835,700	HUS	0	(57)	(57)
04/2013		13,289		24,571,635	MSC	142	0	142
04/2013		33,600	HKD	260,386	HUS	0	(52)	(52)
04/2013		57,407	IDR	573,723,980	UAG	1,482	0	1,482
04/2013		11,478	ILS	43,456	BRC	465	0	465
04/2013		5,741		21,793	CBK	249	0	249
04/2013		3,478		13,565	DUB	250	0	250
04/2013		2,040		7,969	HUS	150	0	150
04/2013		9,678		36,627	JPM	389	0	389
04/2013		83,014	INR	4,590,678	HUS	1,107	0	1,107
04/2013		130,652	JPY	11,629,396	BRC	0	(7,099)	(7,099)
04/2013		130,446		11,629,397	UAG	0	(6,894)	(6,894)
04/2013		15,349	MXN	197,312	BOA	624	0	624
04/2013		25,779		334,484	BRC	1,299	0	1,299
04/2013		6,300		81,049	CBK	261	0	261
04/2013		4,365		56,186	DUB	183	0	183
04/2013		122		1,577	FBF	5	0	5
04/2013		273		3,511	HUS	12	0	12
04/2013		30,616		395,041	JPM	1,364	0	1,364
04/2013		930		12,217	MSC	59	0	59
04/2013		45,603		566,699	UAG	276	(2)	274
04/2013		39,911	MYR	121,763	DUB	0	(567)	(567)
04/2013		31,969		98,304	FBF	0	(205)	(205)
04/2013		6,870	PEN	17,560	CBK	0	(95)	(95)
04/2013		11,670		29,834	HUS	0	(159)	(159)
04/2013		8,886	RUB	275,577	BRC	0	(63)	(63)
04/2013		13,760		426,751	DUB	0	(97)	(97)
04/2013		20,002		620,273	GLM	0	(143)	(143)
04/2013		9,888		306,627	HUS	0	(71)	(71)
04/2013		28,941		889,260	JPM	0	(470)	(470)
04/2013		99,465		3,053,639	UAG	0	(1,701)	(1,701)
04/2013		57,522	SGD	70,310	JPM	0	(835)	(835)
04/2013		18,106	THB	557,099	BRC	899	0	899
04/2013		25,150		769,967	CBK	1,117	0	1,117
04/2013		37,797	TRY	68,253	JPM	0	(215)	(215)
04/2013		61,395	TWD	1,770,636	DUB	0	(2,143)	(2,143)
04/2013		4,359	ZAR	39,096	BRC	0	(122)	(122)
04/2013		5,035		45,365	HUS	0	(118)	(118)
04/2013		1,375		12,209	MSC	0	(51)	(51)
04/2013	ZAR	8,019	$	875	BRC	6	0	6
04/2013		8,379		962	DUB	55	0	55
04/2013		10,905		1,216	FBF	33	0	33
04/2013		721,250		81,734	HUS	3,581	0	3,581
04/2013		8,957		1,000	JPM	28	0	28
04/2013		13,229		1,452	UAG	18	0	18
05/2013	AUD	1,220		1,259	GLM	0	(6)	(6)
05/2013		33,230		34,108	JPM	0	(358)	(358)
05/2013	CAD	6,530		6,498	DUB	78	0	78
05/2013	CHF	2,950		3,169	BOA	60	0	60
05/2013		24,140		26,259	CBK	813	0	813
05/2013	EUR	36,790		49,081	BOA	1,905	0	1,905
05/2013		16,760		22,499	BPS	1,007	0	1,007
05/2013		28,120		36,722	CBK	664	0	664
05/2013		14,437		18,695	GLM	183	0	183
05/2013		1,259		1,630	JPM	15	0	15
05/2013		11,630		14,995	UAG	82	0	82
05/2013	GBP	33,550		50,322	BOA	97	(739)	(642)
05/2013		1,590		2,454	BPS	39	0	39
05/2013		109,850		171,823	BRC	4,957	0	4,957
05/2013		67,030		100,006	CBK	0	(1,815)	(1,815)
05/2013		36,784		58,031	FBF	2,154	0	2,154
05/2013		4,390		6,922	UAG	254	0	254
05/2013	HUF	7,917		36	GLM	3	0	3
05/2013	JPY	73,300		764	UAG	0	(15)	(15)
05/2013	$	38,777	AUD	37,710	UAG	335	0	335
05/2013		87,423	CAD	89,830	BOA	903	0	903
05/2013		59,988	CHF	54,960	BOA	0	(2,055)	(2,055)
05/2013		31,954	CZK	602,483	BRC	0	(1,983)	(1,983)

140	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
05/2013	$	26,139	DKK	144,790	HUS	$0	$(1,227)	$(1,227)
05/2013		45,593	EUR	35,210	BOA	0	(443)	(443)
05/2013		15,390		11,541	BPS	0	(591)	(591)
05/2013		6,073		4,700	CBK	0	(46)	(46)
05/2013		23,572		18,110	DUB	0	(350)	(350)
05/2013		67,475		52,183	RBC	0	(561)	(561)
05/2013		10,379		8,000	SOG	0	(120)	(120)
05/2013		1,606		1,200	UAG	0	(67)	(67)
05/2013		27,972	GBP	18,430	HUS	23	0	23
05/2013		10,343		6,930	JPM	184	0	184
05/2013		25,618	JPY	2,442,900	BOA	342	0	342
05/2013		29,646		2,846,100	JPM	599	0	599
05/2013		47,734		4,461,300	RBC	0	(324)	(324)
05/2013		74,826	KRW	81,316,823	CBK	0	(2,015)	(2,015)
05/2013		40,141		43,761,380	HUS	0	(957)	(957)
05/2013		2,229		2,441,692	JPM	0	(43)	(43)
05/2013		8,438	NOK	46,470	CBK	0	(498)	(498)
05/2013		22,437	PLN	69,075	DUB	0	(1,298)	(1,298)
05/2013		50,454		157,094	HUS	0	(2,380)	(2,380)
05/2013		24	RON	79	BOA	0	(1)	(1)
05/2013		45,309	SEK	288,700	FBF	0	(1,055)	(1,055)
06/2013	BRL	70,427	$	35,439	MSC	827	0	827
06/2013		16,521		8,311	UAG	192	0	192
06/2013	MXN	480,808		38,621	UAG	3	0	3
06/2013	$	114,236	BRL	227,981	FBF	0	(2,195)	(2,195)
06/2013		10,563	CLP	5,126,247	GLM	212	0	212
06/2013		41,039	MXN	515,445	HUS	361	0	361
06/2013		105		1,328	JPM	2	0	2
07/2013		58,040	IDR	573,723,980	UAG	152	0	152
07/2013		16,879	ILS	61,705	MSC	30	0	30
07/2013		59,468	INR	3,296,307	CBK	0	(180)	(180)
07/2013		33,443	MYR	104,122	BPS	81	0	81
07/2013		30,756	SGD	38,182	FBF	36	0	36
07/2013		45,138	THB	1,327,067	UAG	0	(106)	(106)
08/2013		4,949	CNY	31,000	DUB	0	(17)	(17)
08/2013		3,498		22,000	RYL	3	0	3
08/2013		10,437		65,497	UAG	0	(17)	(17)
04/2014		4,076		25,000	RYL	0	(115)	(115)
09/2015		16,337		100,000	CBK	0	(685)	(685)
09/2015		19,105		117,180	DUB	0	(763)	(763)
09/2015		4,709		28,920	JPM	0	(182)	(182)

						$36,197	$(51,566)	$(15,369)

(q)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Australia
Corporate Bonds & Notes	$0	$3,790	$0	$3,790
Sovereign Issues	0	65,290	0	65,290
Bahrain
Sovereign Issues	0	4,387	0	4,387
Bermuda
Corporate Bonds & Notes	0	5,673	0	5,673
Brazil
Corporate Bonds & Notes	0	48,239	3,029	51,268
Sovereign Issues	0	100,266	0	100,266
Canada
Bank Loan Obligations	0	1,984	0	1,984
Corporate Bonds & Notes	0	21,886	0	21,886
Sovereign Issues	0	100,710	0	100,710
Cayman Islands
Asset-Backed Securities	0	6,299	0	6,299
Corporate Bonds & Notes	0	35,587	0	35,587
Chile
Corporate Bonds & Notes	0	5,899	0	5,899

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Denmark
Corporate Bonds & Notes	$0	$33,573	$0	$33,573
France
Corporate Bonds & Notes	0	95,423	0	95,423
Sovereign Issues	0	7,649	0	7,649
Germany
Corporate Bonds & Notes	0	59,107	0	59,107
Hong Kong
Corporate Bonds & Notes	0	7,846	0	7,846
India
Corporate Bonds & Notes	0	11,430	0	11,430
Indonesia
Corporate Bonds & Notes	0	5,020	0	5,020
Ireland
Asset-Backed Securities	0	18,713	0	18,713
Corporate Bonds & Notes	0	165,820	0	165,820
Mortgage-Backed Securities	0	47,957	0	47,957
Italy
Asset-Backed Securities	0	991	0	991
Corporate Bonds & Notes	0	61,231	0	61,231

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	141

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Sovereign Issues	$0	$41	$0	$41
Japan
Corporate Bonds & Notes	0	11,095	0	11,095
Sovereign Issues	0	69,518	0	69,518
Luxembourg
Corporate Bonds & Notes	0	69,457	0	69,457
Malaysia
Corporate Bonds & Notes	0	570	0	570
Mexico
Corporate Bonds & Notes	0	33,090	0	33,090
Sovereign Issues	0	197,326	0	197,326
Netherlands
Asset-Backed Securities	0	14,771	0	14,771
Corporate Bonds & Notes	0	121,756	0	121,756
Mortgage-Backed Securities	0	1,852	0	1,852
New Zealand
Corporate Bonds & Notes	0	1,323	0	1,323
Norway
Corporate Bonds & Notes	0	36,730	0	36,730
Poland
Sovereign Issues	0	2,073	0	2,073
Qatar
Corporate Bonds & Notes	0	23,747	0	23,747
Sovereign Issues	0	22,031	0	22,031
Russia
Corporate Bonds & Notes	0	823	0	823
Sovereign Issues	0	52,615	0	52,615
Singapore
Corporate Bonds & Notes	0	38,247	0	38,247
South Africa
Sovereign Issues	0	124,117	0	124,117
South Korea
Corporate Bonds & Notes	0	56,838	0	56,838
Spain
Corporate Bonds & Notes	0	46,073	0	46,073
Sovereign Issues	0	123,305	0	123,305
Supranational
Corporate Bonds & Notes	0	184,472	0	184,472
Sweden
Corporate Bonds & Notes	0	23,163	0	23,163
United Arab Emirates
Corporate Bonds & Notes	0	3,740	0	3,740
United Kingdom
Corporate Bonds & Notes	0	245,183	0	245,183
Mortgage-Backed Securities	0	81,463	0	81,463

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Sovereign Issues	$0	$231,069	$0	$231,069
United States
Asset-Backed Securities	0	72,883	0	72,883
Bank Loan Obligations	0	51,120	2,142	53,262
Corporate Bonds & Notes	0	369,268	2,231	371,499
Mortgage-Backed Securities	0	76,250	3,522	79,772
Municipal Bonds & Notes	0	54,520	0	54,520
Preferred Securities	4,080	0	0	4,080
U.S. Government Agencies	0	737,175	4,718	741,893
U.S. Treasury Obligations	0	465,494	0	465,494
Virgin Islands (British)
Corporate Bonds & Notes	0	22,612	0	22,612
Short-Term Instruments
Certificates of Deposit	0	10,899	0	10,899
Commercial Paper	0	85,921	0	85,921
Repurchase Agreements	0	3,619	0	3,619
Short-Term Notes	0	5,329	0	5,329
France Treasury Bills	0	3,205	0	3,205
Mexico Treasury Bills	0	54,707	0	54,707
U.S. Treasury Bills	0	1,764	0	1,764
Central Funds Used for Cash Management Purposes	883,650	0	0	883,650
Purchased Options
Foreign Exchange Contracts	0	175	0	175
Interest Rate Contracts	0	893	0	893
	$887,730	$4,747,092	$15,642	$5,650,464

Short Sales, at value	$0	$(13,851)	$0	$(13,851)

Financial Derivative Instruments - Assets
Credit Contracts	0	7,634	0	7,634
Foreign Exchange Contracts	0	36,443	0	36,443
Interest Rate Contracts	9,682	14,565	0	24,247
	$9,682	$58,642	$0	$68,324

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(3,085)	0	(3,085)
Foreign Exchange Contracts	0	(52,689)	0	(52,689)
Interest Rate Contracts	(1,858)	(17,079)	(38)	(18,975)
	$(1,858)	$(72,853)	$(38)	$(74,749)

Totals	$895,554	$4,719,030	$15,604	$5,630,188

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
Brazil
Corporate Bonds & Notes	$2,977	$0	$0	$(17)	$0	$69	$0	$0	$3,029	$69
United States
Bank Loan Obligations	0	995	0	1	0	11	1,135	0	2,142	11
Corporate Bonds & Notes	2,524	0	(347)	(3)	(6)	63	0	0	2,231	63
Mortgage-Backed Securities	0	0	0	0	0	0	3,522	0	3,522	0
U.S. Government Agencies	6,485	0	(1,781)	0	0	14	0	0	4,718	14

	$11,986	$995	$(2,128)	$(19)	$(6)	$157	$4,657	$0	$15,642	$157

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(48)	$0	$0	$0	$0	$10	$0	$0	$(38)	$10

Totals	$11,938	$995	$(2,128)	$(19)	$(6)	$167	$4,657	$0	$15,604	$168

142	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Brazil
Corporate Bonds & Notes	$3,029	Benchmark Pricing	Base Price	101.00
United States
Bank Loan Obligations	2,142	Third Party Vendor	Broker Quote	100.75-103.25
Corporate Bonds & Notes	2,231	Third Party Vendor	Broker Quote	103.00-115.00
Mortgage-Backed Securities	3,522	Benchmark Pricing	Base Price	113.61
U.S. Government Agencies	4,718	Third Party Vendor	Broker Quote	100.22

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(38)	Indicative Market Quotation	Broker Quote	0.16-0.18

Total	$15,604

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(r)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$175	$893	$1,068
Variation margin receivable on financial derivative instruments (2)	0	9	0	0	957	966
Unrealized appreciation on foreign currency contracts	0	0	0	36,197	0	36,197
Unrealized appreciation on OTC swap agreements	0	7,623	0	246	13,160	21,029

	$0	$7,632	$0	$36,618	$15,010	$59,260

Liabilities:
Written options outstanding	$0	$0	$0	$629	$2,866	$3,495
Variation margin payable on financial derivative instruments (2)	0	0	0	0	291	291
Unrealized depreciation on foreign currency contracts	0	0	0	51,566	0	51,566
Unrealized depreciation on OTC swap agreements	0	3,085	0	494	8,133	11,712

	$0	$3,085	$0	$52,689	$11,290	$67,064

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	143

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

March 31, 2013

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized gain (loss) on investments (purchased options)	$0	$0	$0	$480	$(2,235)	$(1,755)
Net realized gain on futures contracts	0	0	0	0	13,982	13,982
Net realized gain on written options	0	0	0	306	6,113	6,419
Net realized gain on swaps	0	7,282	0	0	29,216	36,498
Net realized gain on foreign currency transactions	0	0	0	37,504	0	37,504

	$0	$7,282	$0	$38,290	$47,076	$92,648

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$(405)	$(905)	$(1,310)
Net change in unrealized appreciation on futures contracts	0	0	0	0	625	625
Net change in unrealized appreciation (depreciation) on written options	0	0	0	(4)	4,837	4,833
Net change in unrealized appreciation (depreciation) on swaps	0	1,496	0	(248)	(31,422)	(30,174)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(22,393)	0	(22,393)

	$0	$1,496	$0	$(23,050)	$(26,865)	$(48,419)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $7,824 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(4,702) as reported in the Notes to Schedule of Investments.

(s)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$2,227	$(2,370)	$(143)
BPS	379	(350)	29
BRC	(3,845)	3,527	(318)
CBK	(333)	(470)	(803)
DUB	(10,705)	9,936	(769)
FBF	(1,237)	625	(612)
GLM	906	(810)	96
GST	(145)	205	60
HUS	4,852	(5,290)	(438)
JPM	(2,348)	2,852	504
MSC	3,138	(7,878)	(4,740)
MSX	31	0	31
MYC	2,941	(3,735)	(794)
RBC	(885)	1,189	304
RYL	(94)	0	(94)
SOG	(120)	0	(120)
UAG	(6,425)	6,659	234

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

144	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Fund (Unhedged)

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 4.7%

CORPORATE BONDS & NOTES 4.0%
Australia & New Zealand Banking Group Ltd.
1.000% due 10/06/2015		$12,500	$12,603
Commonwealth Bank of Australia
0.560% due 09/17/2014		4,900	4,922
0.725% due 07/12/2013		7,100	7,109
Macquarie Bank Ltd.
3.300% due 07/17/2014		6,500	6,748
Westpac Banking Corp.
2.700% due 12/09/2014		7,700	7,981
2.900% due 09/10/2014		4,200	4,353

			43,716

MORTGAGE-BACKED SECURITIES 0.4%
Puma Finance Ltd.
0.429% due 02/21/2038		759	753
3.430% due 08/22/2037	AUD	538	549
3.583% due 07/12/2036		280	286
Swan Trust
4.304% due 04/25/2041		2,030	2,142
Torrens Trust
3.465% due 10/19/2038		638	659

			4,389

SOVEREIGN ISSUES 0.3%
New South Wales Treasury Corp. CPI Linked Bond
2.750% due 11/20/2025		200	271
3.750% due 11/20/2020		1,900	2,558

			2,829

Total Australia (Cost $49,639)			50,934

CANADA 1.4%

CORPORATE BONDS & NOTES 0.1%
Canadian Imperial Bank of Commerce
2.600% due 07/02/2015		$1,000	1,046

SOVEREIGN ISSUES 1.3%
Canada Government Bond
4.000% due 06/01/2041	CAD	300	384
Province of British Columbia
4.300% due 06/18/2042		700	793
Province of Ontario
2.100% due 09/08/2018		2,300	2,281
2.450% due 06/29/2022		$1,600	1,609
6.200% due 06/02/2031	CAD	300	406
Province of Quebec
2.750% due 08/25/2021		$4,400	4,580
3.000% due 09/01/2023	CAD	1,500	1,488
4.250% due 12/01/2021		2,700	2,990

			14,531

Total Canada (Cost $15,330)			15,577

CAYMAN ISLANDS 0.3%

ASSET-BACKED SECURITIES 0.3%
ALM Loan Funding
1.089% due 11/20/2020		$772	770
Commercial Industrial Finance Corp.
0.547% due 03/01/2021		1,900	1,873
Duane Street CLO Ltd.
0.543% due 11/08/2017		477	477
Lafayette CLO Ltd.
1.683% due 09/06/2022		413	414

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wind River CLO Ltd.
0.610% due 12/19/2016		$133	$132

Total Cayman Islands (Cost $3,579)			3,666

DENMARK 0.0%

CORPORATE BONDS & NOTES 0.0%
Nykredit Realkredit A/S
6.000% due 10/01/2029	DKK	306	60
Realkredit Danmark A/S
1.340% due 01/01/2038		2,323	411

Total Denmark (Cost $433)			471

FRANCE 4.8%

CORPORATE BONDS & NOTES 4.8%
BNP Paribas Home Loan SFH
4.750% due 05/28/2013	EUR	3,900	5,033
Caisse Francaise de Financement Local
0.196% due 06/20/2014		$6,000	5,853
1.550% due 10/31/2013	JPY	37,000	395
Cie de Financement Foncier S.A.
2.500% due 09/16/2015		$4,900	5,098
Credit Agricole Home Loan SFH
1.052% due 07/21/2014		5,000	5,013
Dexia Credit Local S.A.
2.625% due 01/21/2014	EUR	3,100	4,040
2.750% due 01/10/2014		$12,600	12,778
2.750% due 04/29/2014		10,300	10,547
General Electric Societe de Credit Foncier
3.750% due 07/22/2014	EUR	400	535
Vivendi S.A.
6.625% due 04/04/2018		$2,600	3,045

Total France (Cost $52,643)			52,337

GERMANY 8.9%

CORPORATE BONDS & NOTES 7.6%
FMS Wertmanagement AoeR
0.204% due 01/20/2014	EUR	5,800	7,447
0.351% due 02/18/2015		2,800	3,599
2.375% due 12/15/2014		21,500	28,609
3.375% due 06/17/2021		8,100	11,893
Hypothekenbank in Essen AG
6.000% due 11/30/2016	AUD	2,200	2,371
KFW
2.000% due 09/07/2016	EUR	3,900	5,274
6.250% due 05/19/2021	AUD	15,300	17,991
Landwirtschaftliche Rentenbank
5.500% due 03/09/2020		4,500	5,035

			82,219

SOVEREIGN ISSUES 1.3%
Republic of Germany
0.100% due 04/15/2023 (d)	EUR	1,221	1,670
3.000% due 07/04/2020		3,400	5,058
3.250% due 07/04/2021		300	455
4.000% due 01/04/2037		4,300	7,408

			14,591

Total Germany (Cost $98,620)			96,810

IRELAND 1.2%

ASSET-BACKED SECURITIES 0.4%
Avoca CLO PLC
0.575% due 09/15/2021	EUR	1,492	1,872

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dryden Leveraged Loan CDO
0.555% due 08/08/2022	EUR	980	$1,223
Magi Funding PLC
0.671% due 04/11/2021		1,335	1,674

			4,769

CORPORATE BONDS & NOTES 0.7%
German Postal Pensions Securitisation PLC
3.375% due 01/18/2016		5,200	7,175

MORTGAGE-BACKED SECURITIES 0.1%
German Residential Asset Note Distributor PLC
1.611% due 01/20/2021		138	176
Talisman Finance PLC
0.409% due 04/22/2017		368	457

			633

Total Ireland (Cost $12,604)			12,577

ITALY 1.3%

ASSET-BACKED SECURITIES 0.6%
Berica ABS SRL
0.513% due 12/30/2055	EUR	5,300	6,592

CORPORATE BONDS & NOTES 0.1%
Intesa Sanpaolo SpA
2.688% due 02/24/2014		$1,300	1,308

MORTGAGE-BACKED SECURITIES 0.4%
Berica Residential MBS SRL
0.537% due 03/31/2048	EUR	3,985	4,711

SOVEREIGN ISSUES 0.2%
Italy Government International Bond
6.000% due 08/04/2028	GBP	1,500	2,342

Total Italy (Cost $14,175)			14,953

JAPAN 0.5%

CORPORATE BONDS & NOTES 0.3%
Tokyo Electric Power Co., Inc.
0.675% due 05/30/2013	JPY	30,000	318
0.775% due 04/25/2013		10,000	106
1.094% due 04/25/2013		20,000	212
1.415% due 12/24/2013		10,000	106
1.470% due 10/28/2013		20,000	212
4.500% due 03/24/2014	EUR	1,500	1,966
4.750% due 02/28/2014	JPY	20,000	217

			3,137

SOVEREIGN ISSUES 0.2%
Development Bank of Japan, Inc.
4.250% due 06/09/2015		$2,300	2,488

Total Japan (Cost $5,534)			5,625

JERSEY, CHANNEL ISLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%
HBOS Capital Funding LP
6.461% due 11/30/2018 (e)	GBP	2,665	3,817

Total Jersey, Channel Islands (Cost $3,626)			3,817

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	145

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LUXEMBOURG 0.4%

ASSET-BACKED SECURITIES 0.1%
Harvest CLO S.A.
0.827% due 03/29/2017	EUR	244	$312
Penta CLO S.A.
0.564% due 06/04/2024		871	1,059

			1,371

CORPORATE BONDS & NOTES 0.3%
Hypothekenbank Frankfurt International S.A.
4.005% due 06/13/2014		$2,900	2,945

Total Luxembourg (Cost $4,350)			4,316

MEXICO 1.4%

SOVEREIGN ISSUES 1.4%
Mexico Government International Bond
1.290% due 06/08/2015	JPY	1,400,000	14,976

Total Mexico (Cost $17,870)			14,976

NETHERLANDS 1.3%

ASSET-BACKED SECURITIES 0.4%
Eurocredit CDO BV
0.686% due 02/22/2020	EUR	711	898
Grosvenor Place CLO BV
0.454% due 07/20/2021		851	1,069
0.771% due 07/20/2021	GBP	1,471	2,187

			4,154

CORPORATE BONDS & NOTES 0.8%
Achmea Hypotheekbank NV
0.648% due 11/03/2014		$2,600	2,601
3.200% due 11/03/2014		161	168
LeasePlan Corp. NV
3.250% due 05/22/2014	EUR	1,600	2,123
NIBC Bank NV
2.800% due 12/02/2014		$727	756
3.500% due 04/07/2014	EUR	2,000	2,649
Ziggo Finance BV
6.125% due 11/15/2017		100	134

			8,431

MORTGAGE-BACKED SECURITIES 0.1%
Atomium Mortgage Finance BV
0.327% due 07/01/2034		29	36
Dutch Mortgage Portfolio Loans BV
0.473% due 11/20/2035		1,137	1,456

			1,492

Total Netherlands (Cost $14,235)			14,077

NEW ZEALAND 4.3%

SOVEREIGN ISSUES 4.3%
New Zealand Government Bond
5.000% due 03/15/2019	NZD	24,800	22,959
5.500% due 04/15/2023		11,400	11,147
6.000% due 05/15/2021		12,600	12,537

Total New Zealand (Cost $40,440)			46,643

NORWAY 1.2%

CORPORATE BONDS & NOTES 1.2%
DNB Boligkreditt A/S
2.375% due 07/20/2016	EUR	3,500	4,679

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Eksportfinans ASA
1.875% due 04/02/2013		$500	$500
2.000% due 09/15/2015		4,800	4,611
2.375% due 05/25/2016		3,300	3,142

Total Norway (Cost $12,362)			12,932

SOUTH AFRICA 0.1%

SOVEREIGN ISSUES 0.1%
South Africa Government International Bond
8.250% due 09/15/2017	ZAR	7,890	935

Total South Africa (Cost $1,026)			935

SOUTH KOREA 0.2%

CORPORATE BONDS & NOTES 0.2%
Export-Import Bank of Korea
5.750% due 05/22/2013	EUR	1,800	2,328

Total South Korea (Cost $2,781)			2,328

SPAIN 3.4%

CORPORATE BONDS & NOTES 0.9%
Banco Bilbao Vizcaya Argentaria S.A.
3.000% due 10/09/2014	EUR	4,200	5,494
Banco Espanol de Credito S.A.
4.250% due 09/16/2014		2,900	3,852

			9,346

SOVEREIGN ISSUES 2.5%
Autonomous Community of Madrid Spain
5.750% due 02/01/2018		4,400	5,838
Fondo de Reestructuracion Ordenada Bancaria
4.400% due 10/21/2013		1,400	1,824
Instituto de Credito Oficial
1.961% due 03/25/2014		9,500	12,024
4.000% due 12/08/2014	GBP	1,600	2,455
4.530% due 03/17/2016	CAD	380	362
5.000% due 04/10/2017		$200	210
Spain Government International Bond
5.250% due 04/06/2029	GBP	900	1,261
Xunta de Galicia
6.131% due 04/03/2018	EUR	2,700	3,615

			27,589

Total Spain (Cost $38,459)			36,935

SUPRANATIONAL 4.1%

CORPORATE BONDS & NOTES 4.1%
African Development Bank
5.250% due 03/23/2022	AUD	4,200	4,693
EUROFIMA
6.250% due 12/28/2018		4,200	4,788
European Investment Bank
6.125% due 01/23/2017		2,700	3,048
6.250% due 04/15/2015		4,300	4,730
European Union
2.500% due 12/04/2015	EUR	4,200	5,704
2.750% due 06/03/2016		4,200	5,783
3.125% due 01/27/2015		1,100	1,485
3.250% due 11/07/2014		1,100	1,481
3.250% due 04/04/2018		4,200	6,031
3.500% due 06/04/2021		3,400	5,022
International Finance Corp.
5.000% due 08/03/2016	AUD	700	765
5.750% due 06/24/2014		1,300	1,396

Total Supranational (Cost $44,058)			44,926

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 12.8%

BANK LOAN OBLIGATIONS 0.5%
Virgin Media Investment Holdings Ltd.
3.750% due 02/08/2020		$4,900	$4,882

CORPORATE BONDS & NOTES 1.8%
Abbey National Treasury Services PLC
1.881% due 04/25/2014		2,600	2,625
3.125% due 06/30/2015	EUR	2,600	3,444
Bank of Scotland PLC
4.500% due 10/23/2013		200	263
HBOS PLC
6.750% due 05/21/2018		$1,200	1,340
LBG Capital PLC
11.250% due 09/14/2023	GBP	500	880
Lloyds TSB Bank PLC
12.000% due 12/16/2024 (e)		$1,500	2,012
Royal Bank of Scotland PLC
2.750% due 08/18/2014	EUR	3,600	4,639
Tate & Lyle International Finance PLC
5.000% due 11/15/2014		$400	422
WPP Ltd.
6.000% due 04/04/2017	GBP	2,500	4,388

			20,013

MORTGAGE-BACKED SECURITIES 3.8%
Eurosail PLC
0.667% due 06/10/2044		3,024	4,367
Fosse Master Issuer PLC
2.611% due 10/18/2054		3,800	5,934
Gosforth Funding PLC
1.961% due 04/24/2047		3,200	4,944
Granite Mortgages PLC
0.827% due 03/20/2044		889	1,332
0.827% due 06/20/2044		3,321	4,996
Holmes Master Issuer PLC
1.545% due 10/15/2054	EUR	1,558	2,015
1.595% due 10/15/2054		3,165	4,088
Mansard Mortgages PLC
1.157% due 12/15/2049	GBP	3,216	4,531
Newgate Funding PLC
1.453% due 12/15/2050	EUR	900	890
1.703% due 12/15/2050		1,300	939
1.757% due 12/15/2050	GBP	1,400	1,617
Opera Finance PLC
0.711% due 02/02/2017		3,022	4,493
RMAC Securities PLC
0.351% due 06/12/2044	EUR	1,373	1,608

			41,754

SOVEREIGN ISSUES 6.7%
United Kingdom Gilt
0.125% due 03/22/2024 (d)	GBP	7,504	13,226
0.125% due 03/22/2029 (d)		1,864	3,216
0.375% due 03/22/2062 (d)		1,459	2,830
1.750% due 09/07/2022		1,800	2,733
1.875% due 11/22/2022 (d)		15,778	32,632
4.250% due 12/07/2027		3,800	7,097
4.250% due 06/07/2032		800	1,489
4.250% due 09/07/2039		700	1,293
4.750% due 12/07/2038		3,600	7,175
6.000% due 12/07/2028		700	1,562

			73,253

Total United Kingdom (Cost $135,009)			139,902

146	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 33.9%

ASSET-BACKED SECURITIES 1.0%
AFC Home Equity Loan Trust
0.914% due 12/22/2027		$5	$5
Amortizing Residential Collateral Trust
0.904% due 10/25/2031		26	22
Amresco Residential Securities Mortgage Loan Trust
1.144% due 06/25/2029		54	48
Bear Stearns Asset-Backed Securities Trust
0.634% due 11/25/2035		2,522	2,279
0.864% due 10/25/2032		17	16
1.004% due 10/27/2032		24	22
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033		74	77
6.681% due 12/01/2033		43	45
Countrywide Asset-Backed Certificates
0.544% due 12/25/2036^		85	45
4.693% due 10/25/2035		1,972	1,909
Credit Suisse First Boston Mortgage Securities Corp.
0.824% due 01/25/2032		21	19
Home Equity Mortgage Trust
6.000% due 01/25/2037		465	101
Morgan Stanley ABS Capital
0.314% due 03/25/2037		2,491	1,075
Morgan Stanley Home Equity Loan Trust
0.554% due 04/25/2037		406	217
New Century Home Equity Loan Trust
1.089% due 05/25/2034		1,025	958
Residential Asset Mortgage Products Trust
0.764% due 06/25/2032		19	17
Residential Asset Securities Corp. Trust
0.704% due 07/25/2032^		58	48
0.804% due 06/25/2032^		31	22
Salomon Brothers Mortgage Securities, Inc.
1.600% due 01/25/2032		37	33
SLM Student Loan Trust
0.463% due 12/15/2023	EUR	2,907	3,646

			10,604

BANK LOAN OBLIGATIONS 1.3%
Dell, Inc.
5.000% due 11/06/2013		$6,400	6,371
HJ Heinz Co.
3.500% due 03/27/2020		3,000	3,030
5.000% due 03/27/2014		1,000	995
Springleaf Financial Funding Co.
5.500% due 05/10/2017		3,400	3,428

			13,824

CORPORATE BONDS & NOTES 5.2%
Altria Group, Inc.
9.250% due 08/06/2019		676	944
American International Group, Inc.
6.797% due 11/15/2017	EUR	641	1,000
8.000% due 05/22/2068		3,500	5,294
8.175% due 05/15/2068		$3,348	4,524
Bank of America Corp.
0.888% due 05/23/2017	EUR	1,900	2,317
Boston Scientific Corp.
6.400% due 06/15/2016		$1,700	1,943
Cardinal Health, Inc.
5.800% due 10/15/2016		500	577
CIT Group, Inc.
5.250% due 04/01/2014		600	625

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup, Inc.
5.500% due 10/15/2014		$71	$76
Computer Sciences Corp.
6.500% due 03/15/2018		2,050	2,381
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020 (b)		1,000	1,003
Historic TW, Inc.
8.050% due 01/15/2016		1,500	1,745
International Lease Finance Corp.
5.650% due 06/01/2014		1,000	1,049
6.500% due 09/01/2014		2,600	2,782
6.625% due 11/15/2013		3,000	3,097
6.750% due 09/01/2016		2,100	2,384
Lehman Brothers Holdings, Inc.
1.000% due 05/02/2018^		6,100	1,678
Loews Corp.
5.250% due 03/15/2016		300	334
Merrill Lynch & Co., Inc.
0.486% due 01/31/2014	EUR	600	768
0.510% due 05/30/2014		2,300	2,939
Morgan Stanley
6.250% due 08/28/2017		$400	466
Simon Property Group LP
6.125% due 05/30/2018		750	918
Spectra Energy Capital LLC
5.668% due 08/15/2014		3,000	3,193
Temple-Inland, Inc.
6.375% due 01/15/2016		3,500	3,941
WM Covered Bond Program
4.000% due 11/26/2016	EUR	300	425
4.375% due 09/16/2014		7,500	10,028

			56,431

MORTGAGE-BACKED SECURITIES 8.3%
Adjustable Rate Mortgage Trust
3.079% due 09/25/2035		$126	119
American General Mortgage Loan Trust
5.150% due 03/25/2058		1,485	1,527
American Home Mortgage Assets LLC
0.394% due 05/25/2046		1,430	991
American Home Mortgage Investment Trust
2.291% due 10/25/2034		455	450
Banc of America Funding Corp.
2.687% due 02/20/2036		1,562	1,525
5.623% due 01/20/2047^		164	128
Banc of America Large Loan Trust
2.503% due 11/15/2015		6,154	6,204
Banc of America Mortgage Trust
3.097% due 05/25/2035		1,300	1,184
Banc of America Re-REMIC Trust
5.634% due 02/17/2051		100	114
BCAP LLC Trust
0.915% due 01/26/2047		410	343
2.776% due 02/26/2036		194	177
5.250% due 04/26/2037		922	870
5.250% due 08/26/2037		969	1,030
Bear Stearns Adjustable Rate Mortgage Trust
2.320% due 08/25/2035		1,798	1,832
2.467% due 08/25/2033		172	174
2.600% due 03/25/2035		2,265	2,290
2.736% due 08/25/2033		20	20
2.793% due 03/25/2035		301	304
2.804% due 10/25/2033		108	110
3.018% due 02/25/2034		18	18
3.018% due 05/25/2047^		588	481
3.051% due 05/25/2034		207	199

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.145% due 05/25/2034	$93	$89
3.485% due 11/25/2034	176	178
Bear Stearns Alt-A Trust
2.869% due 11/25/2036	3,304	2,326
2.926% due 09/25/2035	1,043	883
4.707% due 11/25/2036^	381	305
Bear Stearns Structured Products, Inc.
2.618% due 01/26/2036	1,600	1,256
Chase Mortgage Finance Corp.
3.021% due 02/25/2037	349	360
Citicorp Mortgage Securities, Inc.
6.000% due 04/25/2037	603	615
Citigroup Mortgage Loan Trust, Inc.
2.340% due 09/25/2035	500	494
2.693% due 08/25/2035	261	261
3.111% due 09/25/2037^	1,974	1,606
Countrywide Alternative Loan Trust
0.394% due 09/25/2046	1,858	1,312
0.398% due 12/20/2046	1,600	1,031
0.414% due 07/25/2046	80	57
0.554% due 05/25/2037^	505	295
1.663% due 11/25/2035	353	257
2.203% due 11/25/2035	272	204
2.895% due 02/25/2037^	857	729
5.250% due 06/25/2035	195	176
6.000% due 01/25/2037^	1,053	851
6.250% due 08/25/2037^	226	182
Countrywide Home Loan Mortgage Pass-Through Trust
0.524% due 03/25/2035	2,173	1,550
0.534% due 02/25/2035	346	310
0.964% due 09/25/2034	22	20
2.889% due 04/20/2035	83	82
2.927% due 11/25/2034	227	214
2.999% due 11/25/2035	40	34
3.057% due 08/25/2034	61	54
3.847% due 11/19/2033	16	16
Credit Suisse First Boston Mortgage Securities Corp.
1.354% due 03/25/2034^	192	168
2.120% due 05/25/2032	4	4
2.547% due 07/25/2033	43	43
2.618% due 08/25/2033	203	204
6.500% due 04/25/2033	35	37
DBUBS Mortgage Trust
0.246% due 11/10/2046 (a)	4,700	95
1.391% due 11/10/2046 (a)	11,946	553
Extended Stay America Trust
1.079% due 12/05/2031 (a)	8,000	250
First Horizon Mortgage Pass-Through Trust
2.615% due 08/25/2035	265	265
GMAC Mortgage Corp. Loan Trust
3.609% due 06/25/2034	32	30
GMAC Mortgage Securities, Inc.
7.430% due 12/01/2021	7	7
Greenpoint Mortgage Funding Trust
0.384% due 01/25/2037	375	234
0.404% due 10/25/2046	1,405	661
0.414% due 04/25/2036	413	280
Greenpoint Mortgage Pass-Through Certificates
2.939% due 10/25/2033	26	26
GS Mortgage Securities Corp.
2.408% due 11/10/2045 (a)	5,775	881
GSR Mortgage Loan Trust
1.940% due 03/25/2033	93	94
2.662% due 09/25/2035	188	195
Harborview Mortgage Loan Trust
0.383% due 07/19/2046	1,737	1,132
0.393% due 09/19/2037	683	513

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	147

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.027% due 12/19/2036^	$649	$473
2.703% due 05/19/2033	219	220
3.027% due 07/19/2035	66	57
Indymac Index Mortgage Loan Trust
0.394% due 09/25/2046	1,462	1,075
0.404% due 11/25/2046	1,539	753
2.647% due 12/25/2034	81	72
JPMorgan Alternative Loan Trust
5.500% due 11/25/2036	145	143
5.550% due 10/25/2036	51	51
JPMorgan Chase Commercial Mortgage Securities Corp.
1.486% due 12/15/2047 (a)	19,842	1,768
JPMorgan Mortgage Trust
2.340% due 11/25/2033	121	121
5.217% due 11/25/2035	124	122
MASTR Alternative Loans Trust
0.604% due 03/25/2036	220	46
Mellon Residential Funding Corp.
0.643% due 12/15/2030	332	323
Merrill Lynch Mortgage Investors Trust
0.414% due 02/25/2036	2,986	2,667
0.454% due 08/25/2036	136	129
1.760% due 10/25/2035	808	798
2.436% due 02/25/2033	100	95
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.936% due 08/12/2049	2,700	3,160
Residential Accredit Loans, Inc. Trust
0.354% due 02/25/2047	701	423
0.384% due 06/25/2046	2,299	1,116
0.434% due 05/25/2037	593	118
0.509% due 09/25/2046	633	154
Residential Asset Securitization Trust
0.654% due 12/25/2036^	273	105
6.250% due 10/25/2036^	1,107	829
6.500% due 08/25/2036^	701	487
Residential Funding Mortgage Securities, Inc. Trust
3.275% due 09/25/2035^	143	117
6.500% due 03/25/2032	19	20
Salomon Brothers Mortgage Securities, Inc.
0.704% due 05/25/2032	15	13
Sequoia Mortgage Trust
0.553% due 07/20/2033	548	543
0.903% due 10/19/2026	166	166
2.651% due 04/20/2035	2,355	2,374
Structured Adjustable Rate Mortgage Loan Trust
2.586% due 02/25/2034	142	144
2.600% due 12/25/2035	1,909	1,240
2.718% due 04/25/2034	343	346
2.792% due 09/25/2034	366	368
Structured Asset Mortgage Investments, Inc.
0.394% due 07/25/2046	376	280
0.414% due 05/25/2046	635	388
0.453% due 07/19/2035	1,401	1,282
0.783% due 07/19/2034	150	148
Thornburg Mortgage Securities Trust
1.454% due 06/25/2047	361	334
5.750% due 06/25/2037	5,384	5,352
5.750% due 06/25/2047	916	846
UBS-Barclays Commercial Mortgage Trust
1.898% due 12/10/2045 (a)	14,160	1,826
UBS-Citigroup Commercial Mortgage Trust
2.508% due 01/10/2045 (a)	5,920	808
WaMu Mortgage Pass-Through Certificates
0.434% due 04/25/2045	1,331	1,230
0.494% due 07/25/2045	666	625
0.514% due 01/25/2045	379	366
0.524% due 08/25/2045	112	105

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.211% due 03/25/2033	$458	$461
2.435% due 08/25/2034	645	641
2.452% due 06/25/2033	87	89
2.462% due 10/25/2046	88	79
2.486% due 04/25/2035	1,800	1,707
2.497% due 03/25/2035	451	449
2.569% due 03/25/2034	358	365
2.571% due 09/25/2046	2,575	2,279
2.571% due 11/25/2046	760	719
5.919% due 08/25/2046	1,902	1,826
Washington Mutual Alternative Mortgage Pass-Through Certificates
0.654% due 04/25/2035	2,572	1,917
0.935% due 04/25/2047^	352	15
0.948% due 04/25/2047	611	96
1.117% due 07/25/2046^	434	219
Wells Fargo Mortgage-Backed Securities Trust
2.642% due 06/25/2035	1,347	1,370
2.665% due 06/25/2035	718	736
WFRBS Commercial Mortgage Trust
1.527% due 03/15/2045 (a)	15,588	1,488

		90,191

MUNICIPAL BONDS & NOTES 0.4%
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	200	251
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	530	529
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,400	1,820
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	1,100	1,417

		4,017

	SHARES
PREFERRED SECURITIES 0.1%
DG Funding Trust
0.636% due 04/29/2013 (e)	130	945
SLM Corp. CPI Linked Security
3.791% due 01/16/2018	9,000	220

		1,165

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 7.9%
Fannie Mae
0.404% due 10/27/2037	$5,700	5,706
0.634% due 11/25/2040	2,931	2,949
0.654% due 11/25/2040	3,357	3,384
0.704% due 10/25/2040 - 12/25/2040	4,575	4,617
2.301% due 03/01/2024	15	15
2.380% due 12/01/2034	252	267
2.426% due 11/01/2023	6	6
2.492% due 11/01/2034	2,010	2,161
3.490% due 12/01/2020	963	1,054
3.730% due 01/01/2018	1,000	1,074
4.000% due 04/01/2039 - 07/01/2041	28,208	30,119
5.007% due 05/01/2035	187	202
5.090% due 09/01/2041	492	555
6.500% due 11/01/2036	375	409

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
0.785% due 09/25/2022 (a)	$5,295	$359
0.803% due 12/15/2037 - 07/15/2040	2,385	2,412
1.308% due 08/25/2019 (a)	8,657	626
1.375% due 10/25/2044	2,365	2,362
1.384% due 11/25/2019 (a)	7,801	617
2.343% due 02/01/2029	140	150
2.361% due 05/01/2023	20	20
2.730% due 04/01/2037	59	63
6.000% due 12/15/2024	115	129
7.400% due 02/01/2021	68	67
Ginnie Mae
0.803% due 02/16/2030	120	122
1.625% due 12/20/2023 - 01/20/2030	157	163
1.750% due 05/20/2022 - 05/20/2030	153	162
2.000% due 04/20/2030 - 05/20/2030	35	37
6.000% due 08/20/2034	5,850	6,925
NCUA Guaranteed Notes
0.573% due 11/06/2017	13,826	13,882
Tennessee Valley Authority
5.880% due 04/01/2036	3,900	5,362

		85,976

U.S. TREASURY OBLIGATIONS 9.7%
U.S. Treasury Bonds
2.750% due 11/15/2042	500	464
3.000% due 05/15/2042 (h)(i)(j)	12,200	11,971
3.125% due 11/15/2041 (h)(i)(j)	9,200	9,275
3.125% due 02/15/2043	800	803
3.750% due 08/15/2041 (h)(i)(j)	5,100	5,779
5.500% due 08/15/2028 (h)(i)(j)	41,500	57,588
U.S. Treasury Inflation Protected Securities (d)
0.125% due 07/15/2022	200	219
0.125% due 01/15/2023	14,664	15,853
1.375% due 01/15/2020	745	889
2.375% due 01/15/2027	1,028	1,402
U.S. Treasury Notes
2.000% due 02/15/2023	1,600	1,622

		105,865

Total United States (Cost $365,024)		368,073

VIRGIN ISLANDS (BRITISH) 0.3%

CORPORATE BONDS & NOTES 0.3%
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	$2,900	2,855

Total Virgin Islands (British) (Cost $2,884)		2,855

SHORT-TERM INSTRUMENTS 14.0%

CERTIFICATES OF DEPOSIT 1.7%
Dexia Credit Local S.A.
1.700% due 09/06/2013	$18,000	18,072

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.010% due 04/01/2013	687	687

(Dated 03/28/2013. Collateralized by Fannie Mae 2.140% due 11/07/2022 valued at $705. Repurchase proceeds are $687.)

148	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO TREASURY BILLS 0.9%
4.129% due 07/11/2013 - 09/05/2013 (c)	MXN	127,000	10,133

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (f) 11.3%
PIMCO Short-Term Floating NAV Portfolio		12,227,556	122,361

Total Short-Term Instruments (Cost $150,960)			151,253

MARKET VALUE (000S)
PURCHASED OPTIONS (m) 0.1%
(Cost $1,098)	$1,190

Total Investments 101.0% (Cost $1,086,739)	$1,098,108

Written Options (n) (0.2%) (Premiums $2,679)	(1,928)

Other Assets and Liabilities (Net) (0.8%)	(8,897)

Net Assets 100.0%	$1,087,283

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity, date shown represents next contractual call date.
(f)	Affiliated to the Fund.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $113,815 at a weighted average interest rate of 0.348%.
(h)	Securities with an aggregate market value of $7,613 and cash of $42 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
1-Year Mid-Curve Put Options Strike @ EUR 99.250 on 3-Month Euribor June Futures	Short	06/2013	466	$126
3-Month Euribor December Futures	Long	12/2014	147	157
3-Month Euribor December Futures	Long	12/2015	220	68
3-Month Euribor June Futures	Long	06/2015	649	217
3-Month Euribor March Futures	Long	03/2015	443	148
3-Month Euribor September Futures	Long	09/2014	36	2
3-Month Euribor September Futures	Long	09/2015	437	123
Australia Government 3-Year Bond June Futures	Long	06/2013	171	136
Canada Government 10-Year Bond June Futures	Short	06/2013	80	(166)
Euro-Bobl June Futures	Long	06/2013	178	144
Euro-BTP Italy Government Bond June Futures	Short	06/2013	209	144
Euro-Bund 10-Year Bond June Futures	Long	06/2013	408	1,010
U.S. Treasury 10-Year Note June Futures	Long	06/2013	1,368	660
U.S. Treasury 30-Year Bond June Futures	Short	06/2013	113	(221)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2014	352	176
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2015	274	41
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2015	267	32
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2015	427	66
United Kingdom Government 10-Year Gilt June Futures	Long	06/2013	85	201

				$3,064

(i)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $4,437 and cash of $9 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Receive	3-Month CAD-Bank Bill	2.300%	06/19/2023	CAD	4,800	$21	$(59)
Receive	3-Month USD-LIBOR	1.700%	03/20/2018	$	72,200	(2,708)	(1,835)
Receive	3-Month USD-LIBOR	1.400%	03/20/2018		36,000	(816)	(622)
Pay	6-Month AUD-BBR-BBSW	3.750%	12/11/2018	AUD	10,600	9	109
Pay	6-Month EUR-EURIBOR	0.750%	03/19/2015	EUR	10,500	20	19
Pay	6-Month GBP-LIBOR	1.000%	06/18/2015	GBP	111,400	604	412
Pay	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	6,680,000	2,049	(7)
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033		3,580,000	51	0

						$(770)	$(1,983)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	149

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

(j)	Securities with an aggregate market value of $6,136 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(k)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Cardinal Health, Inc.	DUB	(1.000%	)	12/20/2016	0.388%	$	500	$(12)	$(10)	$(2)
Computer Sciences Corp.	BOA	(1.160%	)	03/20/2018	1.700%		2,050	54	0	54
Cytec Industries, Inc.	DUB	(1.000%	)	09/20/2017	1.063%		200	0	2	(2)
Historic TW, Inc.	BRC	(1.050%	)	03/20/2016	0.273%		1,500	(36)	0	(36)
Loews Corp.	JPM	(0.330%	)	03/20/2016	0.223%		300	(1)	0	(1)
Marsh & McLennan Cos., Inc.	DUB	(0.590%	)	09/20/2014	0.196%		3,000	(19)	0	(19)
Simon Property Group LP	DUB	(0.947%	)	06/20/2018	0.737%		750	(8)	0	(8)
Spectra Energy Capital LLC	BOA	(0.830%	)	09/20/2014	0.341%		3,000	(23)	0	(23)
Tate & Lyle International Finance PLC	DUB	(0.510%	)	12/20/2014	0.306%		400	(1)	0	(1)
Temple-Inland, Inc.	GST	(6.680%	)	03/20/2016	0.137%		3,500	(694)	0	(694)
Vivendi S.A.	BPS	(1.780%	)	06/20/2013	0.262%		1,200	(5)	0	(5)
Vivendi S.A.	BPS	(1.743%	)	06/20/2013	0.262%		1,200	(5)	0	(5)
Vivendi S.A.	DUB	(1.000%	)	06/20/2013	0.262%		200	(1)	(2)	1
WPP Ltd.	JPM	(3.750%	)	06/20/2017	0.656%	GBP	2,500	(492)	0	(492)

								$(1,243)	$(10)	$(1,233)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Australia Government Bond	DUB	1.000%	09/20/2016	0.255%	$	5,900	$156	$90	$66
Australia Government Bond	UAG	1.000%	12/20/2016	0.279%		300	8	(2)	10
H.J. Heinz Co.	CBK	1.000%	03/20/2018	1.527%		3,000	(74)	(139)	65
H.J. Heinz Co.	MYC	1.000%	03/20/2018	1.527%		200	(5)	(10)	5
SoftBank Corp.	CBK	1.000%	12/20/2017	1.504%	JPY	9,000	(2)	(11)	9
SoftBank Corp.	GST	1.000%	12/20/2017	1.504%		40,000	(10)	(41)	31
SoftBank Corp.	JPM	1.000%	12/20/2017	1.504%		20,000	(5)	(21)	16
Tokyo Electric Power Co., Inc.	BOA	1.000%	12/20/2013	1.760%		10,000	0	(5)	5
Tokyo Electric Power Co., Inc.	BOA	1.000%	03/20/2014	2.119%		30,000	(4)	(28)	24
Tokyo Electric Power Co., Inc.	BRC	1.000%	06/20/2013	1.760%		30,000	0	(12)	12
Tokyo Electric Power Co., Inc.	CBK	1.000%	06/20/2013	1.760%		10,000	0	(3)	3
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2013	1.760%		10,000	(1)	(4)	3
Tokyo Electric Power Co., Inc.	CBK	1.000%	03/20/2014	2.119%		10,000	(1)	(7)	6

							$62	$(193)	$255

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Cross-Currency Swaps
Receive	Pay	Maturity Date (5)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Premiums (Received)	Unrealized Appreciation
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.623% based on the notional amount of currency received	07/22/2014	DUB	$	37,927	JPY	3,000,000	$6,167	$(50)	$6,217
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.755% based on the notional amount of currency received	05/15/2014	BPS		12,200		976,000	1,885	(71)	1,956

								$8,052	$(121)	$8,173

(5)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

150	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums (Received)	Unrealized Appreciation
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	CBK	AUD	1,000	$89	$(4)	$93
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	DUB		1,200	106	(4)	110
Pay	28-Day MXN-TIIE	6.590%	12/08/2015	MYC	MXN	1,300	6	(1)	7

							$201	$(9)	$210

(l)	Purchased options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	9,000	$726	$793
Put - OTC 30-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		4,500	372	397

								$1,098	$1,190

(m)	Written options outstanding as of March 31, 2013:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$129.000	04/26/2013	56	$23	$(2)
Call - CBOT U.S. Treasury 10-Year Note May Futures	132.500	04/26/2013	56	14	(18)

				$37	$(20)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	11,500	$21	$(20)
Put - OTC 1-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		11,500	23	(24)
Call - OTC 1-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		14,500	28	(26)
Put - OTC 1-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		14,500	28	(31)
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		25,500	53	(6)
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.850%	04/24/2013		21,400	30	0
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		10,100	17	(2)
Put - OTC 2-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		8,300	16	(2)
Put - OTC 2-Year Interest Rate Swap	HUS	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		2,000	3	0
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	38,000	722	(674)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		18,900	356	(335)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	09/03/2013		5,900	20	(18)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.800%	04/29/2013		4,900	2	(1)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.150%	04/29/2013		4,900	5	(3)
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		6,400	19	(23)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		6,400	46	(20)
Call - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		7,800	36	(29)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		7,800	56	(24)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		28,600	130	(105)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		28,600	156	(88)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		9,600	39	(35)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		9,600	54	(29)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		23,800	110	(87)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		23,800	175	(73)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		10,400	42	(38)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		10,400	70	(32)
Put - OTC 10-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.900%	04/02/2013	EUR	4,000	26	0

								$2,283	$(1,725)

Foreign Currency Options
Description	Counterparty	Exercise Price			Expiration Date	Notional Amount			Premium	Market Value
Put - OTC EUR versus USD	CBK	$		1.275	04/25/2013		EUR	9,184	$63	$(87)
Call - OTC USD versus MXN	BRC		MXN	13.400	04/08/2013	$		2,690	23	0
Call - OTC USD versus MXN	HUS			13.400	04/08/2013			4,150	34	0
Call - OTC USD versus MXN	HUS			13.180	05/02/2013			2,579	24	(2)
Call - OTC USD versus MXN	BOA			12.800	05/16/2013			2,558	22	(12)
Call - OTC USD versus MXN	JPM			12.800	05/16/2013			2,558	22	(11)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	151

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

Foreign Currency Options (Cont.)
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Call - OTC USD versus ZAR	MSX	ZAR	9.700	04/25/2013	$	6,263	$66	$(13)
Call - OTC USD versus ZAR	UAG		9.300	05/02/2013		2,579	35	(31)
Call - OTC USD versus ZAR	DUB		9.400	05/03/2013		2,088	23	(19)

							$312	$(175)

Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$2,000	$26	$(4)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	2,200	21	(4)

						$47	$(8)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2012	212	$340,100	EUR	0	$4,286
Sales	259	519,194		132,484	3,679
Closing Buys	(147)	(101,846)		0	(617)
Expirations	0	(363,783)		0	(3,437)
Exercised	(212)	(118,200)		0	(1,232)

Balance at 03/31/2013	112	$275,465	EUR	132,484	$2,679

(n)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	11,569	$	11,802	FBF	$0	$(242)	$(242)
04/2013		1,026		1,044	HUS	0	(24)	(24)
04/2013		29,296		30,107	JPM	0	(392)	(392)
04/2013	BRL	1,179		600	FBF	16	0	16
04/2013		1,179		585	UAG	2	0	2
04/2013	EUR	2,369	GBP	2,007	CBK	13	0	13
04/2013		2,772		2,344	DUB	8	0	8
04/2013		500	$	651	UAG	10	0	10
04/2013	GBP	23,897		35,960	BPS	0	(350)	(350)
04/2013		7,872		11,795	BRC	0	(167)	(167)
04/2013		1,155		1,724	CBK	0	(31)	(31)
04/2013		6,436		9,707	DUB	0	(72)	(72)
04/2013		9,093		13,554	JPM	0	(262)	(262)
04/2013		2,833		4,255	RBC	0	(50)	(50)
04/2013		21,854		32,896	WST	0	(309)	(309)
04/2013	IDR	25,438,144		2,598	SCX	0	(13)	(13)
04/2013	JPY	517,872		5,533	BOA	32	0	32
04/2013		1,109,550		11,668	BRC	0	(120)	(120)
04/2013		602,226		6,367	CBK	0	(31)	(31)
04/2013		753,465		7,857	DUB	0	(147)	(147)
04/2013		622,562		6,485	HUS	0	(129)	(129)
04/2013		2,963,085		31,135	JPM	0	(345)	(345)
04/2013		474,223		5,000	MSC	0	(38)	(38)
04/2013	MXN	69,923		5,482	HUS	0	(179)	(179)
04/2013		346,637		26,824	MSC	0	(1,238)	(1,238)
04/2013		625,262		47,982	UAG	0	(2,636)	(2,636)
04/2013	$	420	AUD	402	CBK	0	(1)	(1)
04/2013		633		606	JPM	0	(2)	(2)
04/2013		2,088		2,011	MSC	5	0	5
04/2013		2,626		2,562	RYL	41	0	41
04/2013		585	BRL	1,179	FBF	0	(2)	(2)
04/2013		570		1,179	UAG	13	0	13
04/2013		368	GBP	247	BPS	7	0	7
04/2013		3,145		2,085	DUB	23	0	23
04/2013		772		509	FBF	1	0	1
04/2013		296		196	HUS	2	0	2
04/2013		1,272	IDR	12,677,440	SCX	29	0	29
04/2013		1,272		12,760,704	UAG	38	0	38
04/2013		36,332	JPY	3,492,215	BOA	769	0	769

152	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	$	124,286	JPY	11,792,257	BRC	$1,004	$0	$1,004
04/2013		129		12,152	DUB	0	0	0
04/2013		45,814		4,327,162	GLM	158	0	158
04/2013		16,189		1,528,795	JPM	52	0	52
04/2013		47,649		4,582,625	MSC	1,037	0	1,037
04/2013		52,866		5,061,907	RYL	915	0	915
04/2013		2,801	MXN	36,799	BOA	178	0	178
04/2013		7,204		92,251	BPS	264	0	264
04/2013		5,700		72,951	BRC	206	0	206
04/2013		163		2,140	DUB	10	0	10
04/2013		14,768		192,586	FBF	823	0	823
04/2013		17,582		225,132	HUS	644	0	644
04/2013		5,290		69,016	JPM	297	0	297
04/2013		17,552		225,507	MSC	704	0	704
04/2013		9,736		125,440	UAG	419	0	419
04/2013		299	ZAR	2,668	BRC	0	(9)	(9)
04/2013		2,110		19,016	HUS	0	(45)	(45)
04/2013		712		6,435	UAG	0	(15)	(15)
04/2013	ZAR	8,372	$	910	BRC	3	0	3
04/2013		3,690		414	CBK	14	0	14
04/2013		4,913		551	FBF	19	0	19
04/2013		9,250		1,027	GLM	21	0	21
04/2013		23,717		2,685	HUS	115	0	115
04/2013		3,935		439	JPM	11	0	11
04/2013		4,948		554	MSC	18	0	18
04/2013		2,668		299	UAG	9	0	9
05/2013	CHF	4,310		4,569	HUS	27	0	27
05/2013	EUR	1,308		1,653	BOA	0	(24)	(24)
05/2013		4,372		5,606	BRC	0	0	0
05/2013		1,448		1,845	FBF	0	(12)	(12)
05/2013		1,616		2,045	UAG	0	(27)	(27)
05/2013	GBP	70,103		105,908	UAG	0	(593)	(593)
05/2013	MXN	9,903		774	HUS	0	(25)	(25)
05/2013	NZD	56,002		46,118	BOA	0	(649)	(649)
05/2013	$	4,738	CHF	4,345	BRC	0	(159)	(159)
05/2013		8,616	DKK	47,842	BRC	0	(386)	(386)
05/2013		774	MXN	9,903	UAG	25	0	25
05/2013		510	NZD	620	CBK	7	0	7
05/2013		4,430	SEK	28,307	BRC	0	(90)	(90)
05/2013		712	ZAR	6,384	JPM	0	(21)	(21)
05/2013	ZAR	5,781	$	645	UAG	19	0	19
06/2013	CAD	3,660		3,553	RBC	0	(44)	(44)
06/2013	CLP	17,227		35	GLM	0	(1)	(1)
06/2013	EUR	5,104		6,630	BRC	84	0	84
06/2013		14,479		18,744	FBF	174	0	174
06/2013	MXN	38,592		3,053	HUS	0	(47)	(47)
06/2013	$	2,342	BRL	4,717	BRC	0	(24)	(24)
06/2013		595		1,179	FBF	0	(16)	(16)
06/2013		22,865		45,394	UAG	0	(556)	(556)
06/2013		2,088	CAD	2,133	MSC	8	0	8
06/2013		10,125		10,425	RYL	119	0	119
06/2013		915	EUR	711	BPS	0	(3)	(3)
06/2013		1,392		1,065	BRC	0	(26)	(26)
06/2013		15,034		11,600	CBK	0	(156)	(156)
06/2013		11,342		8,729	DUB	0	(147)	(147)
06/2013		2,586		1,979	MSC	0	(48)	(48)
06/2013		565		436	RBC	0	(6)	(6)
06/2013		1,053	MXN	13,224	HUS	9	0	9
06/2013		1,821		22,963	JPM	23	0	23
06/2013		644		8,100	MSC	6	0	6
07/2013	MXN	67,043	$	5,202	MSC	0	(176)	(176)
07/2013	$	2,568	IDR	25,438,144	SCX	12	0	12
08/2013	CNY	132,211	$	21,066	BRC	31	0	31
08/2013	$	3,033	CNY	19,000	DUB	0	(10)	(10)
08/2013		6,821		43,072	UAG	32	0	32
09/2013	MXN	57,866	$	4,572	BPS	0	(47)	(47)
04/2014	CNY	75,138		11,681	DUB	0	(225)	(225)
04/2014	$	1,062	CNY	6,462	BRC	0	(38)	(38)
04/2014		2,233		13,600	CBK	0	(78)	(78)
04/2014		821		5,000	GST	0	(29)	(29)
04/2014		709		4,314	HUS	0	(25)	(25)
04/2014		1,342		8,174	JPM	0	(47)	(47)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	153

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2014	$	9,898	CNY	60,782	RYL	$0	$(267)	$(267)
04/2014		1,416		8,616	UAG	0	(51)	(51)
09/2015		500		3,070	BOA	0	(19)	(19)
09/2015		731		4,470	BRC	0	(32)	(32)
09/2015		4,779		28,904	CBK	0	(255)	(255)
09/2015		326		1,970	JPM	0	(18)	(18)
09/2015		480		2,953	MSC	0	(18)	(18)

						$8,506	$(11,244)	$(2,738)

(p)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Australia
Corporate Bonds & Notes	$0	$43,716	$0	$43,716
Mortgage-Backed Securities	0	4,389	0	4,389
Sovereign Issues	0	2,829	0	2,829
Canada
Corporate Bonds & Notes	0	1,046	0	1,046
Sovereign Issues	0	14,531	0	14,531
Cayman Islands
Asset-Backed Securities	0	2,482	1,184	3,666
Denmark
Corporate Bonds & Notes	0	471	0	471
France
Corporate Bonds & Notes	0	52,337	0	52,337
Germany
Corporate Bonds & Notes	0	82,219	0	82,219
Sovereign Issues	0	14,591	0	14,591
Ireland
Asset-Backed Securities	0	4,769	0	4,769
Corporate Bonds & Notes	0	7,175	0	7,175
Mortgage-Backed Securities	0	633	0	633
Italy
Asset-Backed Securities	0	6,592	0	6,592
Corporate Bonds & Notes	0	1,308	0	1,308
Mortgage-Backed Securities	0	4,711	0	4,711
Sovereign Issues	0	2,342	0	2,342
Japan
Corporate Bonds & Notes	0	3,137	0	3,137
Sovereign Issues	0	2,488	0	2,488
Jersey, Channel Islands
Corporate Bonds & Notes	0	3,817	0	3,817
Luxembourg
Asset-Backed Securities	0	1,371	0	1,371
Corporate Bonds & Notes	0	2,945	0	2,945
Mexico
Sovereign Issues	0	14,976	0	14,976
Netherlands
Asset-Backed Securities	0	4,154	0	4,154
Corporate Bonds & Notes	0	8,431	0	8,431
Mortgage-Backed Securities	0	1,492	0	1,492
New Zealand
Sovereign Issues	0	46,643	0	46,643
Norway
Corporate Bonds & Notes	0	12,932	0	12,932
South Africa
Sovereign Issues	0	935	0	935

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
South Korea
Corporate Bonds & Notes	$0	$2,328	$0	$2,328
Spain
Corporate Bonds & Notes	0	9,346	0	9,346
Sovereign Issues	0	27,589	0	27,589
Supranational
Corporate Bonds & Notes	0	44,926	0	44,926
United Kingdom
Bank Loan Obligations	0	4,882	0	4,882
Corporate Bonds & Notes	0	20,013	0	20,013
Mortgage-Backed Securities	0	41,754	0	41,754
Sovereign Issues	0	73,253	0	73,253
United States
Asset-Backed Securities	0	10,604	0	10,604
Bank Loan Obligations	0	13,824	0	13,824
Corporate Bonds & Notes	0	56,431	0	56,431
Mortgage-Backed Securities	0	88,857	1,334	90,191
Municipal Bonds & Notes	0	4,017	0	4,017
Preferred Securities	220	0	945	1,165
U.S. Government Agencies	0	72,027	13,949	85,976
U.S. Treasury Obligations	0	105,865	0	105,865
Virgin Islands (British)
Corporate Bonds & Notes	0	2,855	0	2,855
Short-Term Instruments
Certificates of Deposit	0	18,072	0	18,072
Repurchase Agreements	0	687	0	687
Mexico Treasury Bills	0	10,133	0	10,133
Central Funds Used for Cash Management Purposes	122,361	0	0	122,361
Purchased Options
Interest Rate Contracts	0	1,190	0	1,190
	$122,581	$958,115	$17,412	$1,098,108

Financial Derivative Instruments - Assets
Credit Contracts	0	310	0	310
Foreign Exchange Contracts	0	16,679	0	16,679
Interest Rate Contracts	3,451	750	0	4,201
	$3,451	$17,739	$0	$21,190

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(1,288)	0	(1,288)
Foreign Exchange Contracts	0	(11,419)	0	(11,419)
Interest Rate Contracts	(387)	(4,268)	(8)	(4,663)
	$(387)	$(16,975)	$(8)	$(17,370)

Totals	$125,645	$958,879	$17,404	$1,101,928

154	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
Cayman Islands
Asset-Backed Securities	$0	$1,471	$(287)	$0	$0	$0	$0	$0	$1,184	$0
Jersey, Channel Islands
Asset-Backed Securities	1,859	0	(1,813)	7	(21)	(32)	0	0	0	0
Netherlands
Asset-Backed Securities	1,217	0	(312)	13	(9)	(11)	0	(898)	0	0
United States
Mortgage-Backed Securities	2,583	111	(355)	11	24	167	0	(1,207)	1,334	82
Preferred Securities	973	0	0	0	0	(28)	0	0	945	(28)
U.S. Government Agencies	17,407	0	(3,513)	0	0	55	0	0	13,949	55

	$24,039	$1,582	$(6,280)	$31	$(6)	$151	$0	$(2,105)	$17,412	$109

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(10)	$0	$0	$0	$0	$2	$0	$0	$(8)	$2

Totals	$24,029	$1,582	$(6,280)	$31	$(6)	$153	$0	$(2,105)	$17,404	$111

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Cayman Islands
Asset-Backed Securities	$1,184	Benchmark Pricing	Base Price	99.81-100.13
United States
Mortgage-Backed Securities	121	Benchmark Pricing	Base Price	98.45-113.61
	1,213	Third Party Vendor	Broker Quote	83.75-94.43
Preferred Securities	945	Benchmark Pricing	Base Price	$ 7,258.66
U.S. Government Agencies	67	Benchmark Pricing	Base Price	97.85
	13,882	Third Party Vendor	Broker Quote	100.41

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(8)	Indicative Market Quotation	Broker Quote	0.19

Total	$17,404

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	155

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$1,190	$1,190
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	921	921
Unrealized appreciation on foreign currency contracts	0	0	0	8,506	0	8,506
Unrealized appreciation on OTC swap agreements	0	310	0	8,173	210	8,693

	$0	$310	$0	$16,679	$2,321	$19,310

Liabilities:
Written options outstanding	$0	$0	$0	$175	$1,753	$1,928
Variation margin payable on financial derivative instruments (2)	0	0	0	0	292	292
Unrealized depreciation on foreign currency contracts	0	0	0	11,244	0	11,244
Unrealized depreciation on OTC swap agreements	0	1,288	0	0	0	1,288

	$0	$1,288	$0	$11,419	$2,045	$14,752

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(60)	$(7)	$(67)
Net realized gain on futures contracts	0	0	0	0	7,280	7,280
Net realized gain on written options	0	0	0	561	3,256	3,817
Net realized gain on swaps	0	4,901	0	0	7,413	12,314
Net realized (loss) on foreign currency transactions	0	0	0	(50,195)	0	(50,195)

	$0	$4,901	$0	$(49,694)	$17,942	$(26,851)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$92	$92
Net change in unrealized appreciation on futures contracts	0	0	0	0	3,713	3,713
Net change in unrealized appreciation (depreciation) on written options	0	0	0	136	(177)	(41)
Net change in unrealized appreciation (depreciation) on swaps	0	(1,306)	0	8,172	(5,598)	1,268
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(1,635)	0	(1,635)

	$0	$(1,306)	$0	$6,673	$(1,970)	$3,397

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $3,064 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(1,983) as reported in the Notes to Schedule of Investments.

156	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$372	$(440)	$(68)
BPS	1,746	0	1,746
BRC	186	115	301
CBK	(536)	351	(185)
DUB	5,743	309	6,052
FBF	759	(620)	139
GLM	(15)	268	253
GST	(733)	800	67
HUS	321	(290)	31
JPM	(1,277)	1,299	22
MSC	260	(1,770)	(1,510)
MSX	(13)	0	(13)
MYC	(163)	68	(95)
RBC	(100)	0	(100)
RYL	681	(570)	111
SCX	28	0	28
UAG	(3,334)	2,725	(609)
WST	(309)	0	(309)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	157

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 2.1%

CORPORATE BONDS & NOTES 1.4%
Commonwealth Bank of Australia
0.560% due 09/17/2014		$1,100	$1,105
0.725% due 07/12/2013		500	500
2.250% due 03/16/2017		2,300	2,408
ING Bank Australia Ltd.
3.690% due 06/24/2014	AUD	2,000	2,092
Westpac Banking Corp.
2.700% due 12/09/2014		$1,800	1,866

			7,971

MORTGAGE-BACKED SECURITIES 0.2%
Crusade Global Trust
0.365% due 11/19/2037	EUR	97	124
Puma Finance Ltd.
0.429% due 02/21/2038		$159	158
3.430% due 08/22/2037	AUD	60	61
3.583% due 07/12/2036		56	57
Swan Trust
4.304% due 04/25/2041		539	568
Torrens Trust
3.465% due 10/19/2038		247	255

			1,223

SOVEREIGN ISSUES 0.5%
New South Wales Treasury Corp. CPI Linked Bond
2.750% due 11/20/2025		2,000	2,716

Total Australia (Cost $10,956)			11,910

CANADA 1.9%

CORPORATE BONDS & NOTES 0.7%
Bank of Nova Scotia
1.650% due 10/29/2015		$1,500	1,542
Caisse Centrale Desjardins du Quebec
2.550% due 03/24/2016		500	528
Canadian Imperial Bank of Commerce
2.600% due 07/02/2015		1,900	1,988
Citigroup Finance Canada, Inc.
5.500% due 05/21/2013	CAD	200	198

			4,256

SOVEREIGN ISSUES 1.2%
Province of British Columbia
4.300% due 06/18/2042		100	113
Province of Ontario
2.100% due 09/08/2018		700	694
2.450% due 06/29/2022		$500	503
3.150% due 06/02/2022	CAD	3,300	3,379
4.000% due 10/07/2019		$400	457
Province of Quebec
2.750% due 08/25/2021		700	729
4.250% due 12/01/2021	CAD	700	775
5.125% due 11/14/2016		$300	347

			6,997

Total Canada (Cost $11,005)			11,253

CAYMAN ISLANDS 0.7%

ASSET-BACKED SECURITIES 0.7%
Avenue CLO Fund Ltd.
0.640% due 02/15/2017		$289	289
Four Corners CLO
0.571% due 01/26/2020		1,131	1,121

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Halcyon Structured Asset Management Long/Short Ltd.
0.521% due 08/07/2021		$528	$522
Lafayette CLO Ltd.
1.683% due 09/06/2022		177	177
Landmark CDO Ltd.
0.587% due 06/01/2017		520	517
Madison Park Funding Ltd.
0.562% due 05/10/2019		252	251
Stanfield Bristol CLO Ltd.
0.550% due 10/15/2019		1,068	1,064

Total Cayman Islands (Cost $3,879)			3,941

CHILE 0.2%

CORPORATE BONDS & NOTES 0.2%
Banco Santander Chile
1.902% due 01/19/2016		$900	889

Total Chile (Cost $900)			889

DENMARK 0.1%

CORPORATE BONDS & NOTES 0.1%
Nykredit Realkredit A/S
6.000% due 10/01/2029	DKK	82	16
Realkredit Danmark A/S
1.340% due 01/01/2038		1,945	344

Total Denmark (Cost $349)			360

FRANCE 3.0%

CORPORATE BONDS & NOTES 2.8%
BNP Paribas Home Loan SFH
3.000% due 07/23/2013	EUR	600	776
4.750% due 05/28/2013		700	903
Caisse Francaise de Financement Local
0.196% due 06/20/2014		$1,000	976
1.550% due 10/31/2013	JPY	138,000	1,472
Cie de Financement Foncier S.A.
2.125% due 04/22/2013		$1,200	1,201
Credit Agricole Home Loan SFH
1.052% due 07/21/2014		1,000	1,003
Dexia Credit Local S.A.
0.781% due 04/29/2014		2,100	2,087
0.907% due 04/01/2014	GBP	300	459
2.750% due 01/10/2014		$6,300	6,389
2.750% due 04/29/2014		1,100	1,126
Vivendi S.A.
6.625% due 04/04/2018		100	117

			16,509

SOVEREIGN ISSUES 0.2%
Caisse d’Amortissement de la Dette Sociale
1.375% due 01/27/2014		1,300	1,311

Total France (Cost $18,044)			17,820

GERMANY 4.9%

CORPORATE BONDS & NOTES 4.3%
FMS Wertmanagement AoeR
0.204% due 01/20/2014	EUR	1,200	1,541
0.351% due 02/18/2015		1,700	2,185
2.250% due 07/14/2014		700	922
2.375% due 12/15/2014		4,100	5,455
2.750% due 06/03/2016		800	1,098
3.375% due 06/17/2021		700	1,028
Hypothekenbank in Essen AG
6.000% due 11/30/2016	AUD	800	862

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KFW
0.625% due 05/29/2015	EUR	4,000	$5,179
2.000% due 11/30/2015		2,500	3,344
2.750% due 09/07/2015	GBP	1,400	2,242
Landwirtschaftliche Rentenbank
5.500% due 03/09/2020	AUD	1,000	1,119
7.000% due 05/10/2017	NZD	200	186

			25,161

SOVEREIGN ISSUES 0.6%
Republic of Germany
0.100% due 04/15/2023 (c)	EUR	610	835
3.250% due 07/04/2021		100	152
4.000% due 01/04/2037		1,600	2,756

			3,743

Total Germany (Cost $29,533)			28,904

IRELAND 1.1%

ASSET-BACKED SECURITIES 0.3%
Avoca CLO Ltd.
0.636% due 10/15/2023	EUR	992	1,217
Dryden Leveraged Loan CDO
0.555% due 08/08/2022		267	334

			1,551

CORPORATE BONDS & NOTES 0.6%
German Postal Pensions Securitisation PLC
3.375% due 01/18/2016		500	690
4.375% due 01/18/2022		2,000	3,126

			3,816

MORTGAGE-BACKED SECURITIES 0.2%
Opera Finance PLC
0.424% due 10/20/2014		841	1,062

Total Ireland (Cost $6,261)			6,429

ITALY 1.5%

ASSET-BACKED SECURITIES 0.5%
Berica ABS SRL
0.513% due 12/30/2055	EUR	2,300	2,860

CORPORATE BONDS & NOTES 0.2%
Intesa Sanpaolo SpA
2.688% due 02/24/2014		$1,000	1,006

MORTGAGE-BACKED SECURITIES 0.6%
Berica Residential MBS SRL
0.537% due 03/31/2048	EUR	1,740	2,057
CR Firenze Mutui SRL
0.491% due 04/26/2034		968	1,227

			3,284

SOVEREIGN ISSUES 0.2%
Italy Government International Bond
6.000% due 08/04/2028	GBP	600	937

Total Italy (Cost $7,703)			8,087

JAPAN 10.2%

SOVEREIGN ISSUES 10.2%
Japan Government International Bond
0.800% due 09/20/2022	JPY	2,890,000	31,644

158	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.900% due 06/20/2022	JPY	930,000	$10,288
1.600% due 03/20/2033		1,670,000	18,288

Total Japan (Cost $59,841)			60,220

JERSEY, CHANNEL ISLANDS 0.0%

CORPORATE BONDS & NOTES 0.0%
HBOS Capital Funding LP
6.461% due 11/30/2018 (d)	GBP	100	143

Total Jersey, Channel Islands (Cost $136)			143

LUXEMBOURG 0.1%

CORPORATE BONDS & NOTES 0.1%
Hypothekenbank Frankfurt International S.A.
4.005% due 06/13/2014		$800	812

Total Luxembourg (Cost $811)			812

NETHERLANDS 1.2%

ASSET-BACKED SECURITIES 0.3%
Cadogan Square CLO BV
0.571% due 01/17/2023	EUR	487	607
Eurocredit CDO BV
0.686% due 02/22/2020		178	225
Jubilee CDO I-R BV
0.580% due 07/30/2024		1,000	1,220

			2,052

CORPORATE BONDS & NOTES 0.9%
Achmea Hypotheekbank NV
0.648% due 11/03/2014		$1,500	1,501
Fortis Bank Nederland NV
3.375% due 05/19/2014	EUR	1,200	1,595
LeasePlan Corp. NV
3.250% due 05/22/2014		500	663
Royal Bank of Scotland NV
0.981% due 03/09/2015		$1,300	1,243

			5,002

Total Netherlands (Cost $7,064)			7,054

NEW ZEALAND 3.2%

CORPORATE BONDS & NOTES 0.1%
Westpac Securities NZ Ltd.
3.450% due 07/28/2014		$400	416

SOVEREIGN ISSUES 3.1%
New Zealand Government Bond
5.000% due 03/15/2019	NZD	6,100	5,647
5.500% due 04/15/2023		3,800	3,716
6.000% due 12/15/2017		1,300	1,238
6.000% due 05/15/2021		5,300	5,273
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025		2,500	2,252

			18,126

Total New Zealand (Cost $16,981)			18,542

NORWAY 0.9%

CORPORATE BONDS & NOTES 0.5%
Eksportfinans ASA
0.505% due 04/05/2013		$350	350
2.375% due 05/25/2016		1,500	1,428
3.000% due 11/17/2014		900	896

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 05/25/2016		$500	$520

			3,194

SOVEREIGN ISSUES 0.4%
Kommunalbanken A/S
0.663% due 03/27/2017		2,400	2,424

Total Norway (Cost $5,455)			5,618

SOUTH AFRICA 0.0%

SOVEREIGN ISSUES 0.0%
South Africa Government International Bond
8.250% due 09/15/2017	ZAR	1,700	201

Total South Africa (Cost $221)			201

SOUTH KOREA 0.1%

CORPORATE BONDS & NOTES 0.1%
Export-Import Bank of Korea
5.750% due 05/22/2013	EUR	255	330

Total South Korea (Cost $394)			330

SPAIN 3.5%

CORPORATE BONDS & NOTES 1.1%
Banco Bilbao Vizcaya Argentaria S.A.
3.000% due 10/09/2014	EUR	700	915
4.125% due 01/13/2014		900	1,184
4.250% due 07/15/2014		2,100	2,785
Banco Espanol de Credito S.A.
4.250% due 09/16/2014		1,100	1,461

			6,345

SOVEREIGN ISSUES 2.4%
Autonomous Community of Madrid Spain
4.200% due 09/24/2014		3,000	3,922
Fondo de Reestructuracion Ordenada Bancaria
4.400% due 10/21/2013		300	391
Instituto de Credito Oficial
1.961% due 03/25/2014		1,900	2,405
Junta de Castilla y Leon
6.270% due 02/19/2018		2,000	2,684
Spain Government International Bond
3.625% due 06/17/2013		$2,500	2,504
5.250% due 04/06/2029	GBP	100	140
Xunta de Galicia
6.131% due 04/03/2018	EUR	1,600	2,142

			14,188

Total Spain (Cost $20,476)			20,533

SUPRANATIONAL 2.0%

CORPORATE BONDS & NOTES 2.0%
European Investment Bank
6.125% due 01/23/2017	AUD	800	903
6.250% due 04/15/2015		1,200	1,320
European Union
2.500% due 12/04/2015	EUR	1,500	2,037
2.750% due 06/03/2016		1,800	2,478
3.500% due 06/04/2021		2,085	3,080
International Bank for Reconstruction & Development
4.500% due 08/16/2016	NZD	700	608
International Finance Corp.
5.000% due 08/03/2016	AUD	500	547
5.750% due 06/24/2014		500	537

Total Supranational (Cost $11,193)			11,510

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWEDEN 0.3%

CORPORATE BONDS & NOTES 0.3%
Stadshypotek AB
4.250% due 10/10/2017	AUD	1,700	$1,769

Total Sweden (Cost $1,771)			1,769

UNITED KINGDOM 12.9%

BANK LOAN OBLIGATIONS 0.4%
Virgin Media Investment Holdings Ltd.
3.750% due 02/08/2020		$2,400	2,391

CORPORATE BONDS & NOTES 1.8%
Abbey National Treasury Services PLC
3.125% due 06/30/2015	EUR	1,300	1,722
Barclays Bank PLC
2.250% due 05/10/2017		$1,000	1,044
HBOS PLC
6.750% due 05/21/2018		2,546	2,844
LBG Capital PLC
8.500% due 12/17/2021 (d)		2,700	2,894
11.250% due 09/14/2023	GBP	200	352
Pearson Dollar Finance PLC
6.250% due 05/06/2018		$1,275	1,535
Tate & Lyle International Finance PLC
5.000% due 11/15/2014		100	105

			10,496

MORTGAGE-BACKED SECURITIES 3.7%
Eurosail PLC
0.360% due 12/10/2044	EUR	987	1,161
0.627% due 03/13/2045	GBP	652	979
0.667% due 06/10/2044		246	355
Fosse Master Issuer PLC
2.611% due 10/18/2054		1,100	1,718
Gosforth Funding PLC
1.961% due 04/24/2047		600	927
Granite Mortgages PLC
0.827% due 06/20/2044		916	1,378
Hercules Eclipse PLC
0.751% due 10/25/2018		1,518	2,129
Holmes Master Issuer PLC
1.595% due 10/15/2054	EUR	883	1,141
Lanark Master Issuer PLC
1.689% due 12/22/2054		$900	918
Newgate Funding PLC
0.440% due 12/01/2050	EUR	880	918
0.803% due 12/15/2050		1,200	1,400
1.453% due 12/15/2050		200	198
1.507% due 12/15/2050	GBP	800	1,005
1.703% due 12/15/2050	EUR	300	217
1.757% due 12/15/2050	GBP	400	462
Opera Finance PLC
0.711% due 02/02/2017		1,143	1,700
ResLoc U.K. PLC
0.667% due 12/15/2043		2,509	3,383
Unite USAF PLC
0.707% due 03/31/2017		700	1,053
Uropa Securities PLC
0.342% due 10/10/2040	EUR	738	914

			21,956

SOVEREIGN ISSUES 7.0%
United Kingdom Gilt
0.125% due 03/22/2024 (c)	GBP	6,693	11,797

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	159

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 03/22/2029 (c)	GBP	621	$1,072
0.375% due 03/22/2062 (c)		313	607
1.750% due 09/07/2022		3,600	5,466
1.875% due 11/22/2022 (c)		4,303	8,900
4.000% due 03/07/2022		1,600	2,914
4.250% due 09/07/2039		500	923
4.250% due 12/07/2040		900	1,662
4.500% due 09/07/2034		700	1,341
4.750% due 12/07/2030		3,300	6,510
4.750% due 12/07/2038		100	199

			41,391

Total United Kingdom (Cost $73,100)			76,234

UNITED STATES 24.8%

ASSET-BACKED SECURITIES 1.8%
AFC Home Equity Loan Trust
0.914% due 12/22/2027		$3	3
Amortizing Residential Collateral Trust
0.904% due 10/25/2031		9	7
Amresco Residential Securities Mortgage Loan Trust
1.144% due 06/25/2029		9	8
Argent Securities, Inc.
0.564% due 10/25/2035		2,000	1,736
Bear Stearns Asset-Backed Securities Trust
0.864% due 10/25/2032		3	2
Countrywide Asset-Backed Certificates
0.384% due 09/25/2036		112	111
Credit Suisse First Boston Mortgage Securities Corp.
0.824% due 01/25/2032		7	6
EMC Mortgage Loan Trust
0.654% due 05/25/2043		797	702
First Alliance Mortgage Loan Trust
0.433% due 12/20/2027		27	21
GSAMP Trust
1.074% due 11/25/2034		1,000	882
Home Equity Asset Trust
0.389% due 07/25/2037		2,000	1,784
Home Equity Mortgage Trust
6.000% due 01/25/2037		139	30
JPMorgan Mortgage Acquisition Corp.
0.264% due 03/25/2047		106	99
Long Beach Mortgage Loan Trust
0.674% due 08/25/2035		171	167
MASTR Specialized Loan Trust
0.574% due 01/25/2037		1,787	906
Mid-State Trust
8.330% due 04/01/2030		151	156
Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046		2,928	1,860
Renaissance Home Equity Loan Trust
0.704% due 12/25/2033		21	21
Residential Asset Mortgage Products Trust
0.764% due 06/25/2032		6	6
Residential Asset Securities Corp. Trust
0.704% due 07/25/2032^		15	13
0.999% due 01/25/2035		318	300
SLC Student Loan Trust
0.730% due 06/15/2017		163	163
SLM Student Loan Trust
1.801% due 04/25/2023		1,070	1,115
Specialty Underwriting & Residential Finance
0.354% due 06/25/2037		772	476
Structured Asset Securities Corp.
0.604% due 05/25/2034		12	12

			10,586

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 1.2%
Dell, Inc.
5.000% due 11/06/2013		$3,200	$3,185
HJ Heinz Co.
3.500% due 03/27/2020		3,000	3,030
Springleaf Financial Funding Co.
5.500% due 05/10/2017		700	706

			6,921

CORPORATE BONDS & NOTES 3.5%
Ally Financial, Inc.
4.625% due 06/26/2015		1,100	1,151
American International Group, Inc.
6.797% due 11/15/2017	EUR	142	222
8.000% due 05/22/2068		500	756
8.175% due 05/15/2068		$1,100	1,486
Bank of America Corp.
0.888% due 05/23/2017	EUR	400	488
Boston Scientific Corp.
6.400% due 06/15/2016		$300	343
Burlington Northern Santa Fe LLC
5.750% due 03/15/2018		446	537
CIT Group, Inc.
5.250% due 04/01/2014		600	625
Citigroup, Inc.
5.500% due 10/15/2014		352	376
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		637	723
Health Care REIT, Inc.
5.875% due 05/15/2015		400	439
International Lease Finance Corp.
5.650% due 06/01/2014		1,500	1,573
6.500% due 09/01/2014		800	856
6.750% due 09/01/2016		600	681
Lehman Brothers Holdings, Inc.
1.000% due 05/02/2018^		700	192
Lennar Corp.
5.600% due 05/31/2015		500	535
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		116	129
Masco Corp.
5.850% due 03/15/2017		1,000	1,107
6.125% due 10/03/2016		300	335
Merrill Lynch & Co., Inc.
0.486% due 01/31/2014	EUR	1,200	1,536
0.510% due 05/30/2014		800	1,022
0.520% due 08/25/2014		100	128
WM Covered Bond Program
4.375% due 09/16/2014		4,000	5,348

			20,588

MORTGAGE-BACKED SECURITIES 4.8%
American General Mortgage Loan Trust
5.150% due 03/25/2058		$363	373
American Home Mortgage Assets LLC
0.394% due 05/25/2046		359	249
American Home Mortgage Investment Trust
0.444% due 05/25/2047^		140	12
Banc of America Funding Corp.
5.500% due 08/25/2035		190	192
Banc of America Large Loan Trust
2.503% due 11/15/2015		3,891	3,923
Banc of America Mortgage Trust
3.126% due 06/25/2035		563	528
BCAP LLC Trust
0.915% due 01/26/2047		82	69

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 08/26/2037	$176	$187
Bear Stearns Adjustable Rate Mortgage Trust
2.320% due 08/25/2035	177	181
2.706% due 08/25/2033	19	19
2.793% due 03/25/2035	25	26
2.804% due 10/25/2033	24	24
3.018% due 05/25/2047^	490	401
3.051% due 05/25/2034	39	38
3.135% due 09/25/2034	238	224
3.145% due 05/25/2034	19	18
3.485% due 11/25/2034	16	16
Bear Stearns Alt-A Trust
0.364% due 02/25/2034	103	99
2.768% due 05/25/2035	28	28
2.835% due 11/25/2035^	771	592
2.869% due 11/25/2036	291	205
5.184% due 08/25/2036^	276	193
Bear Stearns Structured Products, Inc.
2.618% due 01/26/2036	188	148
Citigroup Mortgage Loan Trust, Inc.
2.340% due 09/25/2035	88	87
3.111% due 09/25/2037^	470	382
Commercial Mortgage Pass-Through Certificates
1.819% due 01/10/2046 (a)	4,989	554
Countrywide Alternative Loan Trust
0.383% due 02/20/2047	462	295
0.398% due 12/20/2046	302	195
0.413% due 07/20/2046^	419	227
0.484% due 02/25/2037	528	356
0.554% due 05/25/2037^	297	174
1.663% due 11/25/2035	81	59
2.203% due 11/25/2035	27	20
2.895% due 02/25/2037^	128	109
5.250% due 06/25/2035	43	39
5.294% due 08/25/2036	25	25
5.411% due 11/25/2035^	404	301
6.250% due 08/25/2037^	57	46
6.500% due 06/25/2036^	115	82
Countrywide Home Loan Mortgage Pass-Through Trust
0.404% due 04/25/2046	604	466
0.544% due 06/25/2035	308	278
0.964% due 09/25/2034	66	61
2.868% due 08/25/2034	167	153
2.889% due 04/20/2035	14	14
3.057% due 08/25/2034	17	15
Credit Suisse First Boston Mortgage Securities Corp.
2.618% due 08/25/2033	40	40
6.500% due 04/25/2033	7	7
CSMC Mortgage-Backed Trust
5.579% due 04/25/2037	246	158
DBUBS Mortgage Trust
0.246% due 11/10/2046 (a)	900	18
1.391% due 11/10/2046 (a)	2,428	112
Deutsche ALT-A Securities, Inc.
0.344% due 07/25/2047	1,304	1,069
Extended Stay America Trust
1.079% due 12/05/2031 (a)	4,000	125
Greenpoint Mortgage Funding Trust
0.474% due 11/25/2045	14	11
GS Mortgage Securities Corp.
1.788% due 02/10/2046 (a)	2,996	364
2.408% due 11/10/2045 (a)	2,489	380
GSR Mortgage Loan Trust
1.940% due 03/25/2033	19	19
2.752% due 06/25/2034	46	46
3.033% due 01/25/2035	116	115
6.000% due 03/25/2032	1	1

160	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Harborview Mortgage Loan Trust
0.543% due 06/20/2035	$46	$44
1.027% due 12/19/2036^	173	126
2.703% due 05/19/2033	74	75
Impac CMB Trust
1.204% due 07/25/2033	13	11
Indymac Index Mortgage Loan Trust
4.757% due 09/25/2035	187	173
JPMorgan Alternative Loan Trust
5.550% due 10/25/2036	13	13
JPMorgan Mortgage Trust
2.340% due 11/25/2033	20	20
MASTR Alternative Loans Trust
0.604% due 03/25/2036	63	13
Merrill Lynch Mortgage Investors Trust
0.454% due 08/25/2036	68	64
2.309% due 02/25/2036	345	336
2.436% due 02/25/2033	21	20
2.598% due 02/25/2036	123	117
3.214% due 05/25/2033	36	37
Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047	426	280
Residential Accredit Loans, Inc. Trust
0.354% due 02/25/2047	539	326
0.384% due 06/25/2046	516	250
1.677% due 08/25/2035	581	481
Residential Asset Securitization Trust
0.604% due 01/25/2046^	110	50
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	4	4
Royal Bank of Scotland Capital Funding Trust
6.005% due 12/16/2049	200	237
Sequoia Mortgage Trust
0.403% due 07/20/2036	793	707
0.553% due 07/20/2033	137	136
Structured Adjustable Rate Mortgage Loan Trust
2.586% due 02/25/2034	26	26
2.663% due 09/25/2035	766	691
2.718% due 04/25/2034	69	69
Structured Asset Mortgage Investments, Inc.
0.414% due 05/25/2046	127	78
0.424% due 05/25/2036	302	205
0.424% due 09/25/2047	500	303
0.783% due 07/19/2034	30	30
TBW Mortgage-Backed Trust
5.630% due 01/25/2037	378	242
Thornburg Mortgage Securities Trust
1.454% due 06/25/2037	654	575
1.454% due 06/25/2047	99	91
5.750% due 06/25/2037	898	908
5.750% due 06/25/2047	247	228
6.104% due 09/25/2037	454	466
WaMu Mortgage Pass-Through Certificates
0.494% due 07/25/2045	1,581	1,482
0.514% due 01/25/2045	63	61
1.371% due 05/25/2041	8	8
2.212% due 02/27/2034	54	55
2.406% due 12/25/2036^	1,418	1,207
2.452% due 06/25/2033	20	20
2.471% due 08/25/2035	295	296
2.490% due 12/25/2035	900	841
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.117% due 07/25/2046^	96	49
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037	381	341

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
2.642% due 06/25/2035	$716	$728
2.681% due 04/25/2036	358	362
6.000% due 07/25/2036	454	459
WFRBS Commercial Mortgage Trust
1.527% due 03/15/2045 (a)	7,394	706

		28,195

MUNICIPAL BONDS & NOTES 0.6%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	800	1,191
American Municipal Power, Inc. Ohio Revenue Bonds, Series 2010
7.734% due 02/15/2033	500	682
California State General Obligation Bonds, (BABs), Series 2010
7.700% due 11/01/2030	300	378
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	100	130
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,665	1,435

		3,816

	SHARES
PREFERRED SECURITIES 0.2%
DG Funding Trust
0.636% due 04/29/2013 (d)	172	1,250
SLM Corp. CPI Linked Security
3.791% due 01/16/2018	1,800	44

		1,294

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 4.7%
Fannie Mae
0.304% due 01/25/2021	$22	22
0.404% due 10/27/2037	1,000	1,001
0.704% due 12/25/2040	671	677
0.804% due 11/25/2020	1,142	1,168
2.380% due 12/01/2034	52	56
2.492% due 11/01/2034	175	188
2.500% due 05/01/2028	1,000	1,036
2.580% due 11/01/2015	2,376	2,409
4.295% due 06/01/2021	3,200	3,610
4.500% due 04/01/2039 - 05/01/2043	7,867	8,485
6.000% due 04/25/2043 - 07/25/2044	133	157
6.500% due 11/25/2042	201	233
Freddie Mac
0.653% due 12/15/2031	1	1
0.803% due 12/15/2037	235	238
1.375% due 10/25/2044	222	221
Ginnie Mae
0.803% due 02/16/2030	34	35
0.853% due 02/16/2030	31	32
1.625% due 11/20/2021 - 01/20/2030	34	35
1.750% due 09/20/2023 - 06/20/2030	51	53
2.000% due 07/20/2022 - 05/20/2030	50	53
6.000% due 08/20/2034	836	989
NCUA Guaranteed Notes
0.573% due 11/06/2017	3,822	3,837
0.763% due 12/08/2020	1,387	1,393
Small Business Administration
5.600% due 09/01/2028	560	652

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tennessee Valley Authority
5.880% due 04/01/2036		$637	$876

			27,457

U.S. TREASURY OBLIGATIONS 8.0%
U.S. Treasury Bonds
2.750% due 11/15/2042		2,700	2,508
3.000% due 05/15/2042 (g)(i)		2,800	2,748
3.125% due 11/15/2041		3,200	3,226
3.125% due 02/15/2043		400	402
3.750% due 08/15/2041		1,600	1,813
5.500% due 08/15/2028 (g)(h)(i)		19,100	26,504
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022		100	109
0.125% due 01/15/2023		1,995	2,157
1.375% due 01/15/2020		213	254
1.750% due 01/15/2028 (g)		1,759	2,242
2.375% due 01/15/2027		343	467
2.500% due 01/15/2029		1,716	2,404
3.875% due 04/15/2029		980	1,597
U.S. Treasury Notes
1.625% due 08/15/2022 (i)		100	99
2.000% due 02/15/2023		800	811

			47,341

Total United States (Cost $143,452)			146,198

SHORT-TERM INSTRUMENTS 38.4%

CERTIFICATES OF DEPOSIT 1.3%
Dexia Credit Local S.A.
1.700% due 09/06/2013		$7,900	7,932

COMMERCIAL PAPER 1.9%
Entergy Corp.
0.850% due 04/25/2013		4,000	3,998
Vodafone Group PLC
0.720% due 01/28/2014		4,000	3,978
Volvo Group Treasury North America LP
0.400% due 04/01/2013		3,400	3,400

			11,376

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.010% due 04/01/2013		748	748

(Dated 03/28/2013. Collateralized by Fannie Mae 2.140% due 11/07/2022 valued at $765. Repurchase proceeds are $748.)

JAPAN TREASURY BILLS 3.2%
0.092% due 04/08/2013 -05/20/2013 (b)	JPY	1,800,000	19,120

MEXICO TREASURY BILLS 11.6%
4.290% due 04/04/2013 -09/19/2013 (b)	MXN	852,000	68,124

U.S. TREASURY BILLS 0.1%
0.136% due 12/12/2013 -03/06/2014 (b)(i)		$880	879

U.S. TREASURY CASH MANAGEMENT BILLS 0.1%
0.112% due 04/15/2013 (i)		360	360

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	161

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (e) 20.1%
PIMCO Short-Term Floating NAV Portfolio	11,837,458	$118,457

Total Short-Term Instruments (Cost $225,787)		226,996

PURCHASED OPTIONS (k) 0.1%
(Cost $416)		449

Total Investments 113.2% (Cost $655,728)		$666,202

Written Options (l) (0.1%) (Premiums $1,173)		(835)

Other Assets and Liabilities (Net) (13.1%)		(76,949)

Net Assets 100.0%		$588,418

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.
(e)	Affiliated to the Fund.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $20,341 at a weighted average interest rate of 0.476%.
(g)	Securities with an aggregate market value of $4,229 and cash of $22 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
1-Year Mid-Curve Put Options Strike @ EUR 99.250 on 3-Month Euribor June Futures	Short	06/2013	218	$59
3-Month Euribor December Futures	Long	12/2014	77	84
3-Month Euribor December Futures	Long	12/2015	143	57
3-Month Euribor June Futures	Long	06/2015	470	82
3-Month Euribor March Futures	Long	03/2015	264	81
3-Month Euribor September Futures	Long	09/2014	13	0
3-Month Euribor September Futures	Long	09/2015	195	53
Australia Government 3-Year Bond June Futures	Long	06/2013	465	261
Canada Government 10-Year Bond June Futures	Short	06/2013	44	(92)
Euro-Bobl June Futures	Long	06/2013	151	122
Euro-BTP Italy Government Bond June Futures	Short	06/2013	87	67
Euro-Bund 10-Year Bond June Futures	Long	06/2013	213	519
U.S. Treasury 10-Year Note June Futures	Long	06/2013	568	323
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2014	139	61
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Long	12/2015	121	20
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2015	141	17
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2015	25	17
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Long	09/2015	619	265
United Kingdom Government 10-Year Gilt June Futures	Long	06/2013	27	72

				$2,068

(h)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $687 and cash of $25 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Receive	3-Month CAD-Bank Bill	2.300%	06/19/2023	CAD	2,200	$10	$(27)
Receive	3-Month USD-LIBOR	1.700%	03/20/2018	$	18,500	(694)	(471)
Receive	3-Month USD-LIBOR	1.400%	03/20/2018		11,100	(251)	(192)

162	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	6-Month AUD-BBR-BBSW	3.750%	12/11/2018	AUD	6,200	$5	$64
Pay	6-Month EUR-EURIBOR	0.750%	03/19/2015	EUR	5,000	9	9
Pay	6-Month GBP-LIBOR	1.000%	06/18/2015	GBP	2,500	14	7
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033	JPY	300,000	4	(1)

						$(903)	$(611)

(i)	Securities with an aggregate market value of $2,672 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(j)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
British Sky Broadcasting Group PLC	BRC	(0.700%	)	12/20/2018	0.784%	$	800	$3	$0	$3
Burlington Northern Santa Fe LLC	RYL	(0.510%	)	03/20/2018	0.184%		446	(9)	0	(9)
Cleveland Electric Illuminating Co.	RYL	(0.940%	)	06/20/2017	1.349%		637	10	0	10
Health Care REIT, Inc.	BRC	(2.930%	)	06/20/2015	0.481%		400	(22)	0	(22)
Lennar Corp.	BPS	(5.000%	)	06/20/2015	0.957%		500	(45)	(15)	(30)
Marsh & McLennan Cos., Inc.	BOA	(0.990%	)	09/20/2015	0.294%		138	(2)	0	(2)
Masco Corp.	DUB	(5.000%	)	12/20/2016	1.277%		300	(42)	(41)	(1)
Masco Corp.	DUB	(5.000%	)	03/20/2017	1.376%		1,000	(144)	(142)	(2)
Pearson Dollar Finance PLC	CBK	(0.690%	)	06/20/2018	0.823%		275	2	0	2
Pearson Dollar Finance PLC	SOG	(1.040%	)	06/20/2018	0.823%		1,000	(11)	0	(11)
Royal Bank of Scotland Group PLC	SOG	(3.000%	)	03/20/2015	2.390%		1,000	(16)	(2)	(14)
Tate & Lyle International Finance PLC	DUB	(0.510%	)	12/20/2014	0.306%		100	0	0	0
Vivendi S.A.	BPS	(1.780%	)	06/20/2013	0.262%		100	0	0	0

								$(276)	$(200)	$(76)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Australia Government Bond	DUB	1.000%	09/20/2016	0.255%	$	1,100	$29	$17	$12
Australia Government Bond	RYL	1.000%	12/20/2016	0.279%		100	2	0	2
Australia Government Bond	UAG	1.000%	09/20/2016	0.255%		100	2	1	1
H.J. Heinz Co.	CBK	1.000%	03/20/2018	1.527%		1,000	(24)	(44)	20
H.J. Heinz Co.	MYC	1.000%	03/20/2018	1.527%		500	(12)	(25)	13

							$(3)	$(51)	$48

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Cross-Currency Swaps
Receive	Pay	Maturity Date (5)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.720% based on the notional amount of currency received	06/23/2014	BPS	$	7,602	JPY	600,000	$1,258	$10	$1,248
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.755% based on the notional amount of currency received	05/15/2014	BPS		3,400		272,000	525	(20)	545

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	163

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

Cross-Currency Swaps (Cont.)
Receive	Pay	Maturity Date (5)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.783% based on the notional amount of currency received	05/15/2014	DUB	$	7,554	JPY	600,000	$1,215	$(1)	$1,216
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.785% based on the notional amount of currency received	05/15/2014	BOA		7,566		600,000	1,227	5	1,222
Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Floating rate equal to 3-Month JPY-LIBOR less 0.790% based on the notional amount of currency received	05/15/2014	BPS		7,600		600,000	1,261	30	1,231

								$5,486	$24	$5,462

(5)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	CBK	AUD	200	$17	$(1)	$18
Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	DUB		1,700	151	(6)	157
Pay	28-Day MXN-TIIE	6.590%	12/08/2015	MYC	MXN	8,800	37	(10)	47
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MYC		300	1	0	1
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	HUS		7	0	0	0

							$206	$(17)	$223

(k)	Purchased options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	3,000	$242	$264
Put - OTC 30-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		2,100	174	185

								$416	$449

(l)	Written options outstanding as of March 31, 2013:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$129.000	04/26/2013	27	$11	$(1)
Call - CBOT U.S. Treasury 10-Year Note May Futures	132.500	04/26/2013	27	7	(9)

				$18	$(10)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	6,300	$11	$(11)
Put - OTC 1-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		6,300	13	(13)
Call - OTC 1-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		7,400	14	(13)
Put - OTC 1-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		7,400	14	(16)
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		9,900	20	(2)
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.850%	04/24/2013		10,100	14	0
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		4,800	8	(1)
Put - OTC 2-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		4,700	10	(1)
Put - OTC 2-Year Interest Rate Swap	HUS	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		2,300	4	(1)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	13,000	247	(231)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		8,800	166	(156)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	09/03/2013		3,200	11	(10)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.800%	04/29/2013		2,400	1	0
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.150%	04/29/2013		2,400	2	(2)
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		3,000	9	(11)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		3,000	22	(9)
Call - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		4,500	21	(17)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		4,500	32	(14)

164	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013	$	13,800	$63	$(51)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		13,800	75	(42)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		4,700	19	(17)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		4,700	26	(14)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		10,400	49	(38)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		10,400	77	(32)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		5,000	20	(18)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		5,000	34	(15)
Put - OTC 10-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.900%	04/02/2013	EUR	1,600	10	0

								$992	$(735)

Foreign Currency Options
Description	Counterparty			Exercise Price	Expiration Date	Notional Amount			Premium	Market Value
Put - OTC EUR versus USD	CBK	$		1.275	04/25/2013		EUR	4,840	$33	$(46)
Call - OTC USD versus MXN	BRC		MXN	13.400	04/08/2013	$		1,250	11	0
Call - OTC USD versus MXN	HUS			13.400	04/08/2013			1,930	16	0
Call - OTC USD versus MXN	HUS			13.180	05/02/2013			1,218	11	(1)
Call - OTC USD versus MXN	BOA			12.800	05/16/2013			1,256	11	(5)
Call - OTC USD versus MXN	JPM			12.800	05/16/2013			1,256	11	(6)
Call - OTC USD versus ZAR	MSX		ZAR	9.700	04/25/2013			2,949	31	(6)
Call - OTC USD versus ZAR	UAG			9.300	05/02/2013			1,218	16	(15)
Call - OTC USD versus ZAR	DUB			9.400	05/03/2013			989	11	(9)

									$151	$(88)

Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$500	$6	$(1)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	600	6	(1)

						$12	$(2)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2012	60	$94,000	EUR	0	$1,185
Sales	98	204,643		65,640	1,412
Closing Buys	(44)	(13,798)		0	(93)
Expirations	0	(125,479)		0	(997)
Exercised	(60)	(33,600)		0	(334)

Balance at 03/31/2013	54	$125,766	EUR	65,640	$1,173

(m)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	8,219	$	8,449	BOA	$0	$(107)	$(107)
04/2013		2,515		2,566	FBF	0	(53)	(53)
04/2013		3,317		3,372	HUS	0	(81)	(81)
04/2013	BRL	555		282	FBF	8	0	8
04/2013		555		276	UAG	1	0	1
04/2013	EUR	4,338	GBP	3,671	DUB	17	0	17
04/2013		2,283	$	2,937	BPS	11	0	11
04/2013		4,470		5,808	BRC	78	0	78
04/2013		1,442		1,879	CBK	31	0	31
04/2013		19,722		25,736	FBF	456	0	456
04/2013		41,621		55,309	GLM	1,957	0	1,957
04/2013		8,842		11,510	HUS	176	0	176
04/2013		12,792		16,693	JPM	296	0	296
04/2013		841		1,095	MSC	17	0	17
04/2013	GBP	31,668		47,951	BRC	7	(174)	(167)
04/2013		3,952		5,929	CBK	0	(75)	(75)
04/2013		17,539		26,475	DUB	0	(175)	(175)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	165

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	GBP	5,488	$	8,215	JPM	$0	$(124)	$(124)
04/2013		1,828		2,746	RBC	0	(32)	(32)
04/2013	IDR	11,727,989		1,206	JPM	2	0	2
04/2013	JPY	241,667		2,582	BOA	15	0	15
04/2013		1,922,392		21,391	BRC	1,018	(51)	967
04/2013		884,596		9,238	CBK	0	(160)	(160)
04/2013		1,989,265		21,094	DUB	15	(55)	(40)
04/2013		762,555		8,613	FBF	511	0	511
04/2013		17,788		187	HUS	0	(2)	(2)
04/2013		5,605,208		59,483	JPM	200	(268)	(68)
04/2013	MXN	129,958		9,891	FBF	0	(628)	(628)
04/2013		180,639		14,130	HUS	0	(494)	(494)
04/2013		51,840		4,034	JPM	0	(163)	(163)
04/2013		167,778		12,949	MSC	0	(634)	(634)
04/2013		24,033		1,861	UAG	0	(85)	(85)
04/2013	NZD	2,432		1,993	BRC	0	(42)	(42)
04/2013		20,206		17,040	WST	134	0	134
04/2013	$	772	AUD	749	BPS	8	0	8
04/2013		927		893	MSC	2	0	2
04/2013		352		340	RYL	2	0	2
04/2013		276	BRL	555	FBF	0	(1)	(1)
04/2013		269		555	UAG	6	0	6
04/2013		85,462	EUR	66,378	BOA	0	(375)	(375)
04/2013		1,676		1,287	BPS	0	(26)	(26)
04/2013		12,343		9,468	CBK	0	(206)	(206)
04/2013		6,787		5,216	DUB	0	(101)	(101)
04/2013		7,349		5,647	HUS	0	(111)	(111)
04/2013		1,890		1,447	MSC	0	(35)	(35)
04/2013		378		287	RYL	0	(10)	(10)
04/2013		385	GBP	254	FBF	1	0	1
04/2013		91,262		60,123	HUS	92	0	92
04/2013		149		98	RYL	0	(1)	(1)
04/2013		581	IDR	5,789,045	SCX	13	0	13
04/2013		592		5,938,944	UAG	18	0	18
04/2013		380	JPY	35,470	BPS	0	(3)	(3)
04/2013		724		64,406	BRC	0	(39)	(39)
04/2013		8,333		776,943	CBK	0	(79)	(79)
04/2013		18,670		1,754,379	DUB	0	(33)	(33)
04/2013		1,644		152,273	FBF	0	(26)	(26)
04/2013		5,150		472,992	HUS	0	(124)	(124)
04/2013		46,893		4,423,594	JPM	146	(47)	99
04/2013		1,571		146,996	MSC	0	(10)	(10)
04/2013		8,542		762,555	RBC	0	(440)	(440)
04/2013		722		64,407	UAG	0	(38)	(38)
04/2013		226	MXN	2,968	BOA	14	0	14
04/2013		1,346		17,216	BPS	48	0	48
04/2013		536		6,858	BRC	20	0	20
04/2013		1,374		18,141	DUB	94	0	94
04/2013		4,175		54,861	FBF	266	0	266
04/2013		1,163		14,928	HUS	46	0	46
04/2013		889		11,478	JPM	40	0	40
04/2013		7,874		101,065	MSC	308	0	308
04/2013		15,278		196,776	UAG	652	0	652
04/2013		125	NZD	152	CBK	2	0	2
04/2013		142	ZAR	1,267	BRC	0	(4)	(4)
04/2013		1,000		9,011	HUS	0	(21)	(21)
04/2013		336		3,037	UAG	0	(7)	(7)
04/2013	ZAR	3,965	$	431	BRC	1	0	1
04/2013		1,792		201	CBK	7	0	7
04/2013		2,399		269	FBF	9	0	9
04/2013		4,386		487	GLM	10	0	10
04/2013		8,461		955	HUS	38	0	38
04/2013		1,871		209	JPM	5	0	5
04/2013		2,403		269	MSC	9	0	9
04/2013		1,267		142	UAG	4	0	4
05/2013	CHF	2,035		2,157	HUS	13	0	13
05/2013	EUR	67,845		87,334	BOA	377	(27)	350
05/2013		6,820		8,746	BRC	1	0	1
05/2013		1,815		2,333	CBK	6	0	6
05/2013		1,625		2,070	FBF	0	(14)	(14)
05/2013		5,186		6,923	HUS	273	0	273

166	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
05/2013	EUR	1,813	$	2,295	UAG	$0	$(30)	$(30)
05/2013		5,187		6,931	WST	280	0	280
05/2013	GBP	417		633	CBK	0	0	0
05/2013		59,513		90,326	HUS	0	(86)	(86)
05/2013	JPY	400,000		4,278	FBF	27	0	27
05/2013	MXN	16,630		1,254	DUB	0	(87)	(87)
05/2013		4,670		365	HUS	0	(12)	(12)
05/2013		69,251		5,397	UAG	0	(194)	(194)
05/2013	$	2,256	CHF	2,069	BRC	0	(76)	(76)
05/2013		365	MXN	4,670	UAG	12	0	12
05/2013		336	ZAR	3,013	JPM	0	(10)	(10)
05/2013	ZAR	2,730	$	305	UAG	9	0	9
06/2013	CAD	1,490		1,453	DUB	0	(12)	(12)
06/2013		90		88	JPM	0	(1)	(1)
06/2013		5,413		5,257	RYL	0	(62)	(62)
06/2013	MXN	50,598		3,919	UAG	0	(145)	(145)
06/2013	$	1,148	BRL	2,276	BRC	0	(30)	(30)
06/2013		280		555	FBF	0	(7)	(7)
06/2013		15,586		30,928	HUS	0	(386)	(386)
06/2013		3,890		7,724	UAG	0	(94)	(94)
06/2013		1,004	CAD	1,026	MSC	4	0	4
06/2013		2,455	MXN	30,995	HUS	35	0	35
06/2013		414		5,212	JPM	4	0	4
07/2013	MXN	140,743	$	10,911	GLM	0	(365)	(365)
07/2013		7,872		608	MSC	0	(22)	(22)
07/2013	$	1,194	IDR	11,727,989	JPM	0	(5)	(5)
08/2013	CNY	47,347	$	7,544	BRC	11	0	11
08/2013	MXN	133,671		10,601	GLM	0	(82)	(82)
08/2013		139,280		10,826	MSC	0	(319)	(319)
08/2013	$	798	CNY	5,000	DUB	0	(3)	(3)
08/2013		2,742		17,318	UAG	13	0	13
09/2013	MXN	129,790	$	10,051	BPS	0	(295)	(295)
09/2013		69,298		5,367	MSC	0	(157)	(157)
04/2014	$	200	CNY	1,217	BRC	0	(7)	(7)
04/2014		453		2,759	CBK	0	(16)	(16)
04/2014		174		1,060	GST	0	(6)	(6)
04/2014		134		815	HUS	0	(5)	(5)
04/2014		283		1,724	JPM	0	(10)	(10)
04/2014		289		1,764	RYL	0	(10)	(10)
04/2014		267		1,625	UAG	0	(10)	(10)
09/2015		40		246	BOA	0	(2)	(2)
09/2015		371		2,246	BRC	0	(19)	(19)
09/2015		1,575		9,516	CBK	0	(86)	(86)
09/2015		465		2,810	JPM	0	(25)	(25)
09/2015		40		246	MSC	0	(1)	(1)

						$7,876	$(7,858)	$18

(n)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Australia
Corporate Bonds & Notes	$0	$7,971	$0	$7,971
Mortgage-Backed Securities	0	1,223	0	1,223
Sovereign Issues	0	2,716	0	2,716
Canada
Corporate Bonds & Notes	0	4,256	0	4,256
Sovereign Issues	0	6,997	0	6,997
Cayman Islands
Asset-Backed Securities	0	3,764	177	3,941
Chile
Corporate Bonds & Notes	0	889	0	889
Denmark
Corporate Bonds & Notes	0	360	0	360
France
Corporate Bonds & Notes	0	16,509	0	16,509

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Sovereign Issues	$0	$1,311	$0	$1,311
Germany
Corporate Bonds & Notes	0	25,161	0	25,161
Sovereign Issues	0	3,743	0	3,743
Ireland
Asset-Backed Securities	0	1,551	0	1,551
Corporate Bonds & Notes	0	3,816	0	3,816
Mortgage-Backed Securities	0	1,062	0	1,062
Italy
Asset-Backed Securities	0	2,860	0	2,860
Corporate Bonds & Notes	0	1,006	0	1,006
Mortgage-Backed Securities	0	3,284	0	3,284
Sovereign Issues	0	937	0	937
Japan
Sovereign Issues	0	60,220	0	60,220

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	167

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Jersey, Channel Islands
Corporate Bonds & Notes	$0	$143	$0	$143
Luxembourg
Corporate Bonds & Notes	0	812	0	812
Netherlands
Asset-Backed Securities	0	2,052	0	2,052
Corporate Bonds & Notes	0	5,002	0	5,002
New Zealand
Corporate Bonds & Notes	0	416	0	416
Sovereign Issues	0	18,126	0	18,126
Norway
Corporate Bonds & Notes	0	3,194	0	3,194
Sovereign Issues	0	2,424	0	2,424
South Africa
Sovereign Issues	0	201	0	201
South Korea
Corporate Bonds & Notes	0	330	0	330
Spain
Corporate Bonds & Notes	0	6,345	0	6,345
Sovereign Issues	0	14,188	0	14,188
Supranational
Corporate Bonds & Notes	0	11,510	0	11,510
Sweden
Corporate Bonds & Notes	0	1,769	0	1,769
United Kingdom
Bank Loan Obligations	0	2,391	0	2,391
Corporate Bonds & Notes	0	10,496	0	10,496
Mortgage-Backed Securities	0	21,956	0	21,956
Sovereign Issues	0	41,391	0	41,391
United States
Asset-Backed Securities	0	10,586	0	10,586
Bank Loan Obligations	0	6,921	0	6,921
Corporate Bonds & Notes	0	20,588	0	20,588
Mortgage-Backed Securities	0	28,126	69	28,195

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Municipal Bonds & Notes	$0	$3,816	$0	$3,816
Preferred Securities	44	0	1,250	1,294
U.S. Government Agencies	0	22,227	5,230	27,457
U.S. Treasury Obligations	0	47,341	0	47,341
Short-Term Instruments
Certificates of Deposit	0	7,932	0	7,932
Commercial Paper	0	11,376	0	11,376
Repurchase Agreements	0	748	0	748
Japan Treasury Bills	0	19,120	0	19,120
Mexico Treasury Bills	0	68,124	0	68,124
U.S. Treasury Bills	0	879	0	879
U.S. Treasury Cash Management Bills	0	360	0	360
Central Funds Used for Cash Management Purposes	118,457	0	0	118,457
Purchased Options
Interest Rate Contracts	0	449	0	449
	$118,501	$540,975	$6,726	$666,202

Financial Derivative Instruments - Assets
Credit Contracts	0	64	0	64
Foreign Exchange Contracts	0	13,337	0	13,337
Interest Rate Contracts	2,160	303	0	2,463
	$2,160	$13,704	$0	$15,864

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(91)	0	(91)
Foreign Exchange Contracts	0	(7,946)	0	(7,946)
Interest Rate Contracts	(92)	(1,436)	(2)	(1,530)
	$(92)	$(9,473)	$(2)	$(9,567)

Totals	$120,569	$545,206	$6,724	$672,499

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
Cayman Islands
Asset-Backed Securities	$815	$300	$(658)	$1	$6	$3	$0	$(290)	$177	$0
Japan
Mortgage-Backed Securities	14	0	(15)	0	5	(4)	0	0	0	0
Jersey, Channel Islands
Asset-Backed Securities	268	0	(261)	0	(7)	0	0	0	0	0
Netherlands
Asset-Backed Securities	304	0	(78)	1	(1)	(1)	0	(225)	0	0
United States
Mortgage-Backed Securities	260	0	(32)	0	3	25	0	(187)	69	10
Preferred Securities	1,288	0	0	0	0	(38)	0	0	1,250	(38)
U.S. Government Agencies	6,322	0	(1,107)	0	0	15	0	0	5,230	17

	$9,271	$300	$(2,151)	$2	$6	$0	$0	$(702)	$6,726	$(11)

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(3)	$0	$0	$0	$0	$1	$0	$0	$(2)	$1

Totals	$9,268	$300	$(2,151)	$2	$6	$1	$0	$(702)	$6,724	$(10)

168	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2013

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Cayman Islands
Asset-Backed Securities	$177	Benchmark Pricing	Base Price	100.13
United States
Mortgage-Backed Securities	69	Third Party Vendor	Broker Quote	83.75
Preferred Securities	1,250	Benchmark Pricing	Base Price	$ 7,258.66
U.S. Government Agencies	5,230	Third Party Vendor	Broker Quote	100.40-100.59

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(2)	Indicative Market Quotation	Broker Quote	0.19

Total	$6,724

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$449	$449
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	641	641
Unrealized appreciation on foreign currency contracts	0	0	0	7,876	0	7,876
Unrealized appreciation on OTC swap agreements	0	63	0	5,462	223	5,748

	$0	$63	$0	$13,338	$1,313	$14,714

Liabilities:
Written options outstanding	$0	$0	$0	$88	$747	$835
Variation margin payable on financial derivative instruments (2)	0	0	0	0	109	109
Unrealized depreciation on foreign currency contracts	0	0	0	7,858	0	7,858
Unrealized depreciation on OTC swap agreements	0	91	0	0	0	91

	$0	$91	$0	$7,946	$856	$8,893

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	169

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

March 31, 2013

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(3)	$(3)
Net realized gain on futures contracts	0	0	0	0	2,164	2,164
Net realized gain on written options	0	0	0	110	941	1,051
Net realized gain on swaps	0	1,493	0	599	1,037	3,129
Net realized gain on foreign currency transactions	0	0	0	2,212	0	2,212

	$0	$1,493	$0	$2,921	$4,139	$8,553

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$34	$34
Net change in unrealized appreciation on futures contracts	0	0	0	0	2,314	2,314
Net change in unrealized appreciation on written options	0	0	0	63	48	111
Net change in unrealized appreciation (depreciation) on swaps	0	(253)	0	5,486	(1,402)	3,831
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(1,278)	0	(1,278)

	$0	$(253)	$0	$4,271	$994	$5,012

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $2,068 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(611) as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$1,126	$0	$1,126
BPS	2,742	260	3,002
BRC	643	(980)	(337)
CBK	(599)	630	31
DUB	825	0	825
FBF	548	(670)	(122)
GLM	1,427	(1,580)	(153)
GST	(6)	11	5
HUS	(651)	579	(72)
JPM	3	0	3
MSC	(838)	(352)	(1,190)
MSX	(6)	0	(6)
MYC	(46)	(120)	(166)
RBC	(472)	400	(72)
RYL	(140)	0	(140)
SCX	13	0	13
SOG	(27)	0	(27)
UAG	99	0	99
WST	414	(530)	(116)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

170	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2013

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”). Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of ten funds (each a “Fund” and collectively the “Funds”) offered by the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of

ANNUAL REPORT	MARCH 31, 2013	171

Notes to Financial Statements (Cont.)

mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective April 1, 2012, the Funds began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Funds may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedules of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of a Fund’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser

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monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers out of Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use

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inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Investments in privately held investment funds with significant restrictions on redemptions where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market

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value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. At March 31, 2013, PIMCO Foreign Bond Fund (U.S. Dollar-Hedged), PIMCO Foreign Bond Fund (Unhedged), PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Fund (U.S. Dollar-Hedged) and PIMCO Global Bond Fund (Unhedged) had $35,734,703, $31,354,892, $31,852,408, $3,185,317 and $7,365,855, respectively, in outstanding commitments.

(b) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

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Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

(c) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities.

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Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statements of Operations serve as indicators of the volume of financial derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the

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current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment,

for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of

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Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Asset Swap Agreements  Asset swap agreements convert the cash flows from an underlying security, from fixed coupon to floating coupon, floating coupon to fixed coupon, or from one currency to another. The terms and conditions of the asset swap are the same as for an interest rate swap. However, an asset swap is unique in that one interest payment is tied to cash flows from an investment, such as corporate bonds or sovereign issues with fixed coupons. The other payment is typically tied to an alternative index, such as a floating rate or a rate denominated in a different currency.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index.

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Notes to Financial Statements (Cont.)

Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of March 31, 2013 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  Certain Funds may enter into cross-currency swap agreements to gain or mitigate exposure on currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of

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potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be

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covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedules of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain/(loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
PIMCO Emerging Local Bond Fund	0.45%		0.45%	0.55%	0.45%	0.65%	0.65%
PIMCO Emerging Markets Bond Fund	0.45%		0.38%	0.48%	0.38%	0.55%	0.55%
PIMCO Emerging Markets Corporate Bond Fund	0.75%	(1)	0.40%	0.50%	N/A	0.55%	0.55%
PIMCO Emerging Markets Currency Fund	0.45%		0.40%	0.50%	0.40%	0.55%	0.55%
PIMCO Emerging Markets Full Spectrum Bond Fund	0.59%		0.40%	0.50%	N/A	0.55%	0.55%
PIMCO Foreign Bond Fund (Unhedged)	0.25%		0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.25%		0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO Global Advantage® Strategy Bond Fund	0.40%		0.30%	0.40%	N/A	0.45%	0.45%
PIMCO Global Bond Fund (Unhedged)	0.25%		0.30%	0.40%	0.30%	0.45%	N/A
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.25%		0.30%	0.40%	0.30%	N/A	0.40%

(1)	Effective October 1, 2012, the Fund’s Investment Advisory Fee was reduced by 0.10% to 0.75% per annum.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class B	0.75%	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2013, the Distributor received $23,528,041 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money,

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including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO Emerging Markets Full Spectrum Bond Fund’s Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of the Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2013, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO Emerging Markets Full Spectrum Bond Fund	$46

Prior to January 1, 2013, each unaffiliated Trustee received an annual retainer of $135,000, plus $10,500 for each Board of Trustees quarterly meeting attended, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each special Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $15,000 and each other committee chair will receive an additional annual retainer of $2,250.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)  The Underlying PIMCO Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of a Fund’s assets.

PIMCO has contractually agreed, through July 31, 2014, to waive first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the PIMCO Emerging Markets Full Spectrum Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with the Fund’s investments in Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

The waivers are reflected on the Statements of Operations/Consolidated Statement of Operations as a component of Waiver by PIMCO. During the period ended March 31, 2013, the Fund below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO Emerging Markets Full Spectrum Fund	$4

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2013, the

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Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Emerging Local Bond Fund	$691,660	$254,465
PIMCO Emerging Markets Bond Fund	738,459	932,649
PIMCO Emerging Markets Corporate Bond Fund	115,292	407,052
PIMCO Emerging Markets Currency Fund	2,103,280	139,608
PIMCO Foreign Bond Fund (Unhedged)	127,664	183,867
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	144,495	183,731
PIMCO Global Advantage® Strategy Bond Fund	261,246	122,737
PIMCO Global Bond Fund (Unhedged)	14,780	35,811
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	13,478	8,608

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Fund Name	Market Value 03/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO Emerging Local Bond Fund	$1,077,597	$6,720,569	$(5,965,800)	$(521)	$(112)	$1,831,733	$3,520	$49
PIMCO Emerging Markets Bond Fund	764,078	2,390,051	(2,936,900)	73	(166)	217,136	1,141	10
PIMCO Emerging Markets Corporate Bond Fund	27,445	862,549	(766,900)	(39)	7	123,062	247	2
PIMCO Emerging Markets Currency Fund	2,203,201	4,324,288	(6,070,600)	(130)	(956)	455,803	6,491	97
PIMCO Foreign Bond Fund (Unhedged)	154,295	4,825,557	(4,198,500)	(676)	71	780,747	1,818	39
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	168,329	5,745,133	(5,041,700)	(168)	73	871,667	1,323	10
PIMCO Global Advantage® Strategy Bond Fund	790,465	3,269,540	(3,175,000)	(1,127)	(228)	883,650	5,732	108
PIMCO Global Bond Fund (Unhedged)	35,247	1,031,738	(944,600)	(35)	11	122,361	236	2
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	5,968	547,159	(434,600)	(80)	10	118,457	255	5

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO Emerging Local Bond Fund	$0	$870,280	$(870,200)	$(49)	$1	$32	$580	$0
PIMCO Emerging Markets Bond Fund	0	272,541	(272,500)	(18)	(1)	22	241	0
PIMCO Emerging Markets Currency Fund	0	356,116	0	0	(356)	355,760	1,616	0

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

ANNUAL REPORT	MARCH 31, 2013	185

Notes to Financial Statements (Cont.)

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2013, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Emerging Local Bond Fund	$207,296	$245,684	$7,290,763	$5,129,341
PIMCO Emerging Markets Bond Fund	124,330	149,547	4,094,842	2,699,233
PIMCO Emerging Markets Corporate Bond Fund	0	1,826	1,564,816	858,590
PIMCO Emerging Markets Currency Fund	323,599	330,570	3,285,383	2,253,942
PIMCO Emerging Markets Full Spectrum Bond Fund	0	0	5,665	600
PIMCO Foreign Bond Fund (Unhedged)	9,512,468	10,363,083	14,181,770	14,188,470
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	7,887,315	8,548,484	14,010,659	13,027,387
PIMCO Global Advantage® Strategy Bond Fund	8,377,672	8,061,457	8,193,167	7,514,679
PIMCO Global Bond Fund (Unhedged)	2,469,163	2,689,038	1,211,970	1,340,527
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	1,150,086	1,198,400	491,686	355,959

186	PIMCO INTERNATIONAL BOND FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2013	187

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Emerging Local Bond Fund (1)				PIMCO Emerging Markets Bond Fund (2)
	Year Ended 03/31/2013		Year Ended 03/31/2012		Year Ended 03/31/2013		Year Ended 03/31/2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	382,866	$4,091,994	615,561	$6,585,981	148,169	$1,785,505	277,635	$3,150,938
Class P	69,897	757,563	105,685	1,128,825	21,162	256,600	16,883	191,410
Administrative Class	1,507	16,274	4,910	53,379	3,814	46,086	4,418	49,948
Class D	27,597	297,253	40,951	441,128	22,008	269,680	17,002	192,006
Class A	26,975	290,368	41,976	453,504	46,590	560,502	22,391	253,781
Class B	0	0	0	0	23	284	26	301
Class C	3,947	42,687	10,067	109,087	5,064	61,865	4,065	45,977
Class R	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	54,970	593,805	26,554	283,363	20,823	253,845	10,618	120,406
Class P	4,176	45,106	3,161	33,814	1,411	17,222	868	9,824
Administrative Class	197	2,125	474	5,144	128	1,567	124	1,404
Class D	4,018	43,368	3,316	35,581	1,774	21,642	1,436	16,245
Class A	2,081	22,466	2,142	22,955	3,001	36,709	1,728	19,550
Class B	0	0	0	0	18	216	44	497
Class C	618	6,678	434	4,643	605	7,386	463	5,232
Class R	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(194,713)	(2,090,246)	(154,130)	(1,624,552)	(119,061)	(1,450,831)	(82,743)	(930,908)
Class P	(87,138)	(932,252)	(79,468)	(831,996)	(15,163)	(185,920)	(10,545)	(117,736)
Administrative Class	(1,291)	(13,807)	(19,848)	(205,870)	(3,224)	(38,507)	(4,731)	(53,799)
Class D	(27,751)	(296,730)	(49,139)	(522,384)	(18,286)	(223,030)	(15,277)	(172,199)
Class A	(23,373)	(250,013)	(46,051)	(480,939)	(40,185)	(491,037)	(19,162)	(216,033)
Class B	0	0	0	0	(464)	(5,568)	(1,427)	(16,078)
Class C	(5,234)	(55,968)	(4,153)	(43,672)	(3,697)	(44,969)	(3,261)	(36,816)
Class R	0	0	0	0	0	0	0	0
Net increase resulting from Fund share transactions	239,349	$2,570,671	502,442	$5,447,991	74,510	$879,247	220,555	$2,513,950

188	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2013

PIMCO Emerging Markets Corporate Bond Fund (3)				PIMCO Emerging Markets Currency Fund (4)				PIMCO Emerging Markets Full Spectrum Bond Fund (5)
Year Ended 03/31/2013		Year Ended 03/31/2012		Year Ended 03/31/2013		Year Ended 03/31/2012		Period from 02/25/2013 to 03/31/2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

64,861	$777,207	3,971	$44,734	125,041	$1,281,119	329,820	$3,515,011	393	$3,926
19,677	229,747	574	6,538	3,854	39,964	8,144	86,729	5	49
0	0	0	0	456	4,739	680	7,215	0	0
196	2,377	1	15	3,798	39,845	8,872	95,038	111	1,102
1,241	15,051	10	109	1,943	20,318	7,424	79,651	22	221
0	0	0	0	0	0	0	0	0	0
140	1,700	3	30	266	2,794	995	10,779	5	47
0	0	0	0	0	0	0	0	0	0

2,752	33,058	1,427	15,984	12,829	134,187	6,615	69,844	1	14
10	125	1	8	71	743	48	506	0	0
0	0	0	0	28	287	43	453	0	0
2	22	0	0	238	2,496	353	3,763	0	2
16	196	0	1	185	1,932	194	2,072	0	0
0	0	0	0	0	0	0	0	0	0
2	20	0	0	45	469	21	220	0	0
0	0	0	0	0	0	0	0	0	0

(18,524)	(224,215)	(2,677)	(29,875)	(96,841)	(1,003,677)	(115,074)	(1,189,688)	(1)	(10)
(2,318)	(27,620)	(840)	(9,481)	(4,783)	(49,634)	(8,188)	(86,376)	0	0
0	0	0	0	(3,015)	(31,082)	(554)	(5,792)	0	0
(98)	(1,200)	0	0	(7,142)	(74,285)	(27,765)	(287,793)	0	0
(135)	(1,640)	0	0	(7,263)	(75,014)	(13,632)	(141,838)	0	0
0	0	0	0	0	0	0	0	0	0
(5)	(58)	0	0	(1,756)	(18,229)	(2,157)	(22,629)	0	0
0	0	0	0	0	0	0	0	0	0
67,817	$804,770	2,470	$28,063	27,954	$276,972	195,839	$2,137,165	536	$5,351

ANNUAL REPORT	MARCH 31, 2013	189

Notes to Financial Statements (Cont.)

	PIMCO Foreign Bond Fund (Unhedged) (6)				PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)
	Year Ended 03/31/2013		Year Ended 03/31/2012		Year Ended 03/31/2013		Year Ended 03/31/2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	110,086	$1,210,166	188,204	$2,079,156	145,331	$1,593,135	159,136	$1,689,527
Class P	11,159	122,296	12,813	141,976	74,135	808,156	11,368	120,777
Administrative Class	623	6,939	205	2,273	728	7,992	981	10,434
Class D	35,835	385,475	39,597	439,971	15,517	170,493	11,816	125,425
Class A	9,525	105,506	22,001	244,458	16,251	178,204	19,272	204,594
Class B	0	0	0	0	1	15	10	102
Class C	1,372	15,204	2,981	33,076	1,165	12,777	593	6,275
Class R	0	0	0	0	1,229	13,464	695	7,358
Issued as reinvestment of distributions
Institutional Class	18,047	199,730	9,357	102,320	21,001	229,591	9,513	100,605
Class P	720	7,985	415	4,530	4,770	52,156	642	6,792
Administrative Class	112	1,234	72	794	129	1,414	81	863
Class D	3,534	39,119	2,459	26,868	2,718	29,698	1,302	13,762
Class A	1,849	20,471	1,427	15,596	2,853	31,178	1,541	16,293
Class B	0	0	0	0	3	32	6	59
Class C	358	3,963	247	2,688	295	3,226	147	1,553
Class R	0	0	0	0	140	1,530	62	653
Cost of shares redeemed
Institutional Class	(88,457)	(966,736)	(90,016)	(995,764)	(90,843)	(1,000,535)	(79,693)	(844,216)
Class P	(8,262)	(89,547)	(6,788)	(74,402)	(49,196)	(538,200)	(6,110)	(64,750)
Administrative Class	(339)	(3,729)	(308)	(3,401)	(1,647)	(18,424)	(449)	(4,744)
Class D	(22,788)	(249,144)	(27,387)	(301,741)	(8,769)	(96,014)	(12,091)	(127,921)
Class A	(17,963)	(196,332)	(18,321)	(203,527)	(20,988)	(231,183)	(14,038)	(148,948)
Class B	0	0	0	0	(66)	(725)	(279)	(2,940)
Class C	(2,262)	(24,692)	(2,486)	(27,362)	(869)	(9,531)	(1,095)	(11,576)
Class R	0	0	0	0	(712)	(7,801)	(826)	(8,757)
Net increase (decrease) resulting from Fund share transactions	53,149	$587,908	134,472	$1,487,509	113,176	$1,230,648	102,584	$1,091,220

190	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2013

PIMCO Global Advantage® Strategy Bond Fund (7)				PIMCO Global Bond Fund (Unhedged)				PIMCO Global Bond Fund (U.S. Dollar-Hedged)
Year Ended 03/31/2013		Year Ended 03/31/2012		Year Ended 03/31/2013		Year Ended 03/31/2012		Year Ended 03/31/2013		Year Ended 03/31/2012
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

130,682	$1,506,606	163,249	$1,878,060	23,627	$240,347	25,909	$262,827	33,030	$350,574	16,417	$166,383
3,322	38,397	4,412	50,652	330	3,415	40	406	1,702	17,901	1,124	11,502
0	0	0	0	3,353	34,564	6,723	68,773	312	3,281	136	1,393
2,170	25,098	6,595	76,120	3,391	34,571	8,044	82,144	0	0	0	0
3,406	39,358	10,559	121,673	0	0	0	0	4,549	48,314	4,034	40,892
0	0	0	0	0	0	0	0	4	41	10	99
753	8,709	2,080	23,942	0	0	0	0	998	10,579	706	7,150
146	1,688	339	3,912	0	0	0	0	0	0	0	0

11,673	135,674	10,506	119,881	6,149	62,791	4,153	42,028	2,262	23,943	544	5,513
93	1,081	76	872	19	194	5	47	100	1,063	18	187
0	0	0	0	1,767	18,036	1,195	12,094	13	143	2	20
190	2,211	281	3,204	441	4,494	276	2,787	0	0	0	0
315	3,658	331	3,775	0	0	0	0	342	3,620	115	1,166
0	0	0	0	0	0	0	0	2	21	1	18
53	613	64	720	0	0	0	0	107	1,129	37	378
14	161	14	157	0	0	0	0	0	0	0	0

(66,781)	(779,878)	(49,025)	(568,692)	(37,341)	(380,964)	(16,847)	(171,631)	(15,994)	(168,709)	(7,193)	(73,373)
(2,154)	(24,842)	(1,733)	(19,984)	(54)	(555)	(28)	(284)	(529)	(5,592)	(703)	(7,171)
0	0	0	0	(4,519)	(45,619)	(5,801)	(58,941)	(27)	(290)	(68)	(670)
(5,178)	(59,960)	(5,859)	(67,055)	(2,928)	(29,315)	(4,468)	(45,521)	0	0	0	0
(5,874)	(68,039)	(4,734)	(54,483)	0	0	0	0	(2,243)	(23,706)	(2,854)	(28,866)
0	0	0	0	0	0	0	0	(36)	(380)	(78)	(779)
(1,009)	(11,693)	(629)	(7,223)	0	0	0	0	(552)	(5,848)	(464)	(4,673)
(144)	(1,666)	(43)	(490)	0	0	0	0	0	0	0	0
71,677	$817,176	136,483	$1,565,041	(5,765)	$(58,041)	19,201	$194,729	24,040	$256,084	11,784	$119,169

(1)	As of March 31, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 33% of the Fund, and each of the two shareholders are related parties to the Fund.*
(2)	As of March 31, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 37% of the Fund, and each of the two shareholders are related parties to the Fund.*
(3)	As of March 31, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 58% of the Fund, and each of the two shareholders are related parties to the Fund.*
(4)	As of March 31, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 75% of the Fund, and each of the two shareholders are related parties to the Fund.*
(5)	As of March 31, 2013, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 56% of the Fund, and the shareholder is a related party to the Fund.*
(6)	As of March 31, 2013, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 16% of the Fund, and the shareholder is a related party to the Fund.*
(7)	As of March 31, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 33% of the Fund, and each of the two shareholders are related parties to the Fund.*
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2013, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

ANNUAL REPORT	MARCH 31, 2013	191

Notes to Financial Statements (Cont.)

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2010-2012, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral- Capital (4)	Qualified Late-Year Loss Deferral- Ordinary (5)
PIMCO Emerging Local Bond Fund	$263,085	$37,500	$259,518	$(266,719)	$0	$0	$0
PIMCO Emerging Markets Bond Fund	71,118	174,476	484,356	(14,508)	0	0	0
PIMCO Emerging Markets Corporate Bond Fund	16,238	9,174	23,400	(925)	0	0	0
PIMCO Emerging Markets Currency Fund	36,805	0	6,800	(11,419)	(749,215)	0	0
PIMCO Emerging Markets Full Spectrum Bond Fund	0	0	(30)	(0)	(1)	0	0
PIMCO Foreign Bond Fund (Unhedged)	0	17,391	58,850	(78,802)	0	0	(301,496)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	79,935	18,098	104,118	(83,577)	0	0	0
PIMCO Global Advantage Strategy Bond Fund	17,797	34,840	88,122	(24,711)	0	0	0
PIMCO Global Bond Fund (Unhedged)	0	831	5,002	(15,692)	0	0	(38,536)
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	7,766	909	10,013	(5,983)	0	0	0

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through March 31, 2013 which the Funds elected to defer to the following taxable year pursuant to federal income tax regulations.
(5)

Specified losses realized during the period November 1, 2012 through March 31, 2013 and Ordinary losses realized during the period January 1, 2013 through March 31, 2013, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2013, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)(6)
	03/31/2014	03/31/2015	03/31/2016	03/31/2017	03/31/2018	03/31/2019
PIMCO Emerging Local Bond Fund	$0	$0	$0	$0	$0	$0
PIMCO Emerging Markets Bond Fund	0	0	0	0	0	0
PIMCO Emerging Markets Corporate Bond Fund	0	0	0	0	0	0
PIMCO Emerging Markets Currency Fund*	0	0	0	249,576	368,611	0
PIMCO Emerging Markets Full Spectrum Bond Fund	0	0	0	0	0	0
PIMCO Foreign Bond Fund (Unhedged)	0	0	0	0	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	0	0	0	0	0
PIMCO Global Advantage Strategy Bond Fund	0	0	0	0	0	0
PIMCO Global Bond Fund (Unhedged)	0	0	0	0	0	0
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0	0	0	0	0	0

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2013, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Emerging Local Bond Fund	$0	$0
PIMCO Emerging Markets Bond Fund	0	0
PIMCO Emerging Markets Corporate Bond Fund	0	0
PIMCO Emerging Markets Currency Fund	101,244	29,784
PIMCO Emerging Markets Full Spectrum Bond Fund	1	0
PIMCO Foreign Bond Fund (Unhedged)	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0	0
PIMCO Global Advantage Strategy Bond Fund	0	0
PIMCO Global Bond Fund (Unhedged)	0	0
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0	0

(6)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

192	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2013

As of March 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
PIMCO Emerging Local Bond Fund	$14,575,983	$544,435	$(317,623)	$226,812
PIMCO Emerging Markets Bond Fund	6,980,738	512,703	(33,278)	479,425
PIMCO Emerging Markets Corporate Bond Fund	1,200,993	32,118	(9,230)	22,888
PIMCO Emerging Markets Currency Fund	6,783,496	63,833	(50,682)	13,150
PIMCO Emerging Markets Full Spectrum Bond Fund	5,169	0	(30)	(30)
PIMCO Foreign Bond Fund (Unhedged)	5,254,941	159,038	(94,133)	64,905
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	6,424,518	177,884	(68,174)	109,710
PIMCO Global Advantage Strategy Bond Fund	5,571,351	138,967	(59,853)	79,113
PIMCO Global Bond Fund (Unhedged)	1,090,870	32,621	(25,383)	7,238
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	656,194	16,375	(6,366)	10,008

(7)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals and treasury inflation-protected securities deflationary adjustments for federal income tax purposes.

For the fiscal years ended March 31, 2013 and March 31, 2012, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2013			March 31, 2012
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO Emerging Local Bond Fund	$798,001	$0	$0	$459,825	$0	$0
PIMCO Emerging Markets Bond Fund	377,203	5,683	0	213,162	0	0
PIMCO Emerging Markets Corporate Bond Fund	37,158	3,845	0	16,595	439	0
PIMCO Emerging Markets Currency Fund	146,413	0	0	84,600	0	0
PIMCO Emerging Markets Full Spectrum Bond Fund	17	0	0	0	0	0
PIMCO Foreign Bond Fund (Unhedged)	313,782	16,599	0	194,028	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	429,546	21,877	0	188,675	0	0
PIMCO Global Advantage Strategy Bond Fund	134,892	14,165	0	121,759	13,289	0
PIMCO Global Bond Fund (Unhedged)	76,896	10,587	0	58,983	0	0
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	29,501	2,135	0	8,709	0	0

(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Funds’ financial statements.

ANNUAL REPORT	MARCH 31, 2013	193

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Emerging Local Bond Fund, PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Foreign Bond Fund (Unhedged), PIMCO Foreign Bond Fund (U.S. Dollar-Hedged), PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Fund (Unhedged) and PIMCO Global Bond Fund (U.S. Dollar-Hedged) (ten series of PIMCO Funds, hereinafter referred to as the “Funds”) at March 31, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereinafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2013

194	PIMCO INTERNATIONAL BOND FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	MEI	Merrill Lynch International	SBI	Citigroup Global Markets Ltd.
CFR	Credit Suisse Securities (Europe) Ltd.	MSC	Morgan Stanley & Co., Inc.	SCX	Standard Chartered Bank
DUB	Deutsche Bank AG	MSX	Morgan Stanley Capital Group, Inc.	SOG	Societe Generale
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
FOB	Credit Suisse Securities (USA) LLC	MYI	Morgan Stanley & Co. International PLC	WST	Westpac Banking Corp.
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
AUD	Australian Dollar	HUF	Hungarian Forint	PLN	Polish Zloty
BRL	Brazilian Real	IDR	Indonesian Rupiah	RON	Romanian New Leu
CAD	Canadian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CLP	Chilean Peso	KRW	South Korean Won	SGD	Singapore Dollar
CNY	Chinese Renminbi	MXN	Mexican Peso	THB	Thai Baht
COP	Colombian Peso	MYR	Malaysian Ringgit	TRY	Turkish New Lira
CZK	Czech Koruna	NGN	Nigerian Naira	TWD	Taiwanese Dollar
DKK	Danish Krone	NOK	Norwegian Krone	USD	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	UYU	Uruguayan Peso
GBP	British Pound	PEN	Peruvian New Sol	ZAR	South African Rand
HKD	Hong Kong Dollar	PHP	Philippine Peso

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
ST	State	VA	Department of Veterans Affairs

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate
ADR	American Depositary Receipt	CMBS	Collateralized Mortgage-Backed Security	MBS	Mortgage-Backed Security
AID	Agency International Development	CMO	Collateralized Mortgage Obligation	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	EONIA	Euro OverNight Index Average	OIS	Overnight Index Swap
BABs	Build America Bonds	ETN	Exchange Traded Notes	REIT	Real Estate Investment Trust
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix
BBSW	Bank Bill Swap Reference Rate	FDIC	Federal Deposit Insurance Corp.	TIIE	Tasa de Interés Interbancaria de Equilibrio
CBO	Collateralized Bond Obligation	JIBAR	Johannesburg Interbank Agreed Rate	WIBOR	Warsaw Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	JSC	Joint Stock Company
CDO	Collateralized Debt Obligation	KLIBOR	Kuala Lumpur Interbank Offered Rate

ANNUAL REPORT	MARCH 31, 2013	195

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2013) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of each Funds’ fiscal 2013 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2013 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2013 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2013 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Emerging Local Bond Fund	0.00%	0.00%	$95,605	$0
PIMCO Emerging Markets Bond Fund	0.00%	0.00%	377,203	0
PIMCO Emerging Markets Corporate Bond Fund	0.00%	0.00%	33,811	4,172
PIMCO Emerging Markets Currency Fund	0.00%	0.00%	146,413	0
PIMCO Emerging Markets Full Spectrum Bond Fund	0.00%	0.00%	0	0
PIMCO Foreign Bond Fund (Unhedged)	0.05%	0.05%	45,566	145,229
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.04%	0.04%	50,426	201,160
PIMCO Global Advantage Strategy Bond Fund	0.23%	0.23%	70,305	42,403
PIMCO Global Bond Fund (Unhedged)	0.05%	0.05%	15,587	23,195
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.12%	0.12%	4,820	13,492

For the current year pursuant to IRC Section 852(b)(3)(C)(v), the Fund(s) designates an increase in net capital gain arising from determinations under Section 860(e) relating to prior years.

Name	Net Cap Gain
PIMCO Global Advantage Strategy Bond Fund	$57,661
PIMCO Emerging Markets Corporate Bond Fund	131,828

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2014, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2013.

196	PIMCO INTERNATIONAL BOND FUNDS

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	167	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	167	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	167	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Adviser (primarily to manufacturing companies).	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	MARCH 31, 2013	197

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

198	PIMCO INTERNATIONAL BOND FUNDS

Privacy Policy

(Unaudited)

The Funds1,2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any investment fund managed by the Adviser in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2013	199

Approval of the Amended and Restated Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement for PIMCO Mortgage Opportunities Fund, PIMCO Worldwide Fundamental Advantage TR Strategy Fund and PIMCO Emerging Markets Full Spectrum Bond Fund

The Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees (the “Independent Trustees”), approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) and the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of the PIMCO Mortgage Opportunities Fund and PIMCO Worldwide Fundamental Advantage TR Strategy Fund on August 14, 2012, and PIMCO Emerging Markets Full Spectrum Bond Fund on November 13, 2012, each a new series of the Trust (each a “New Fund” and, together, the “New Funds”) for an initial two-year term. On August 14, 2012, the Board also approved on behalf of PIMCO Worldwide Fundamental Advantage TR Strategy Fund the Sub-Advisory Agreement (together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”) with Research Affiliates, LLC (“RALLC”).

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  The Trustees received a wide variety of materials relating to the services to be provided by PIMCO and RALLC. The Board reviewed information relating to proposed fund operations, including the New Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services proposed to be provided by PIMCO and RALLC. In considering whether to approve the Agreements, the Board also reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to expense ratios of funds with investment objectives and policies similar to those of the New Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board. The Board also reviewed information about the personnel who would be providing investment management and administrative services to the New Funds.

(b) Review Process:  In connection with the approval of the Agreements, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel. The Board also heard oral presentations on matters related to the Agreements. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

Similarly, the Board considered the sub-advisory services proposed to be provided by RALLC to the PIMCO Worldwide Fundamental Advantage TR Strategy Fund. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO and RALLC under the Agreements are likely to benefit the New Funds and their shareholders.

(b) Other Services:  The Board considered the nature, extent, quality and cost of supervisory and administrative services to be provided by PIMCO to the New Funds under the Agreements. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the New Funds will pay for the administrative services they require under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO would provide or procure supervisory and administrative services and bear the costs of various third party services required by the New Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services to other series of the

200	PIMCO INTERNATIONAL BOND FUNDS

(Unaudited)

Trust and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit the New Funds and their shareholders.

3. INVESTMENT PERFORMANCE

As the New Funds had not yet commenced operations at the time the Agreements were considered, the Trustees did not receive or consider investment performance information.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any New Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to prospective investors in the New Funds. Fees proposed for the New Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the proposed advisory fee, supervisory and administrative fee and estimated total expenses of each New Fund (each as a percentage of average net assets) and compared such amounts with the average and median fees and expenses of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group Expense Comparison” of comparable funds, as well as the universe of other similar funds. The Board compared the New Funds’ total expenses to other funds in the Peer Group Expense Comparison provided by Lipper and found the New Funds’ total expenses to be reasonable.

With respect to the New Funds, the Board compared the advisory fees to the standard fee rate PIMCO charges to separate accounts and other clients with similar investment strategies and found them to be reasonable in comparison.

The Board also considered the New Funds’ proposed supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Trust’s business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each New Fund would pay for the supervisory and administrative services it requires for one set fee, and in return, PIMCO would provide or procure supervisory and administrative services and bear the costs of various third party services required by the New Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the New Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses, which is beneficial to the New Funds and their shareholders. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of each New Fund’s expenses at competitive levels from the outset, in effect, setting the fees as if each New Fund was already at scale.

The Board also noted that PIMCO had contractually agreed to reduce total annual fund operating expenses for each class of each New Fund by waiving a portion of its supervisory and administrative fee or reimbursing the New Fund to the extent that any organizational expenses and the pro rata share of the Trust’s Trustees’ fees attributable to a class of a New Fund exceeds 0.49 basis points in any year.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and supervisory and administrative fees to be charged by PIMCO, and, for PIMCO Worldwide Fundamental Advantage TR Strategy Fund, the sub-advisory fee to be paid by PIMCO to RALLC, as well as the estimated total expenses of the New Funds, are reasonable and approval of the Agreements would likely benefit each New Fund and its shareholders.

ANNUAL REPORT	MARCH 31, 2013	201

Approval of the Amended and Restated Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement for PIMCO Mortgage Opportunities Fund, PIMCO Worldwide Fundamental Advantage TR Strategy Fund and PIMCO Emerging Markets Full Spectrum Bond Fund (Cont.)

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Funds are newly organized, information regarding PIMCO’s costs in providing services to the New Funds and the profitability of PIMCO’s relationship with the New Funds was not available.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each New Fund’s overall expense ratio).

The Board concluded that the New Funds’ proposed cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the New Funds, to the benefit New Fund shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO will provide distribution and shareholder services to the New Funds and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the New Funds’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the New Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the Agreements were fair and reasonable to the New Funds and their shareholders, that the New Funds’ shareholders would likely receive reasonable value in return for the advisory fees and other amounts paid to PIMCO by each New Fund, and, for PIMCO Worldwide Fundamental Advantage TR Strategy Fund, the sub-advisory fee to be paid by PIMCO to RALLC, and that the approval of the Agreements was in the best interests of the New Funds and their shareholders.

202	PIMCO INTERNATIONAL BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF3008AR_033113

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2013

Long Duration Strategy Funds

PIMCO Extended Duration Fund

PIMCO GNMA Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund III

PIMCO Total Return Fund IV

PIMCO Unconstrained Bond Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		16
Benchmark Descriptions		18
Financial Highlights		20
Statements of Assets and Liabilities		30
Statements of Operations		34
Statements of Changes in Net Assets		36
Statement of Cash Flows		38
Notes to Financial Statements		128
Report of Independent Registered Public Accounting Firm		150
Glossary		151
Federal Income Tax Information		152
Management of the Trust		153
Privacy Policy		155
Approval of the Amended and Restated Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement for PIMCO Mortgage Opportunities Fund, PIMCO Worldwide Fundamental Advantage TR Strategy Fund and PIMCO Emerging Markets Full Spectrum Bond Fund		156

Fund	Fund Summary	Schedule of Investments

PIMCO Extended Duration Fund	6	39
PIMCO GNMA Fund	7	44
PIMCO Long Duration Total Return Fund	8	47
PIMCO Long-Term U.S. Government Fund	9	59
PIMCO Mortgage-Backed Securities Fund	10	64
PIMCO Mortgage Opportunities Fund	11	68
PIMCO Total Return Fund II	12	74
PIMCO Total Return Fund III	13	83
PIMCO Total Return Fund IV	14	96
PIMCO Unconstrained Bond Fund	15	102

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived safe assets1 (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum. The availability of “easy money” and asset purchases, derived from central bank quantitative easing policies and near-zero interest rates, helped to inflate most risk assets by encouraging greater risk taking as investors searched for higher returns and yields. Equity indices in the U.S. rallied and reached new highs, while yields on U.S. Treasuries and most developed market sovereign bonds remained low. Signs of an improving U.S. housing market and positive U.S. economic data also contributed to increased investor risk appetite, despite a period marked by ongoing geopolitical uncertainty and growing concerns about global economic growth. In particular, the unresolved banking crisis in Cyprus (and potentially more broadly across peripheral European countries), the continuing social unrest in the Middle East, and the unsettling situation with North Korea kept investors on edge.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, or QE3, expanding the Fed’s purchases beyond U.S. Treasuries to Agency mortgage-backed securities. In addition, the Fed announced that it would tie forward policy guidance to unemployment and inflation targets as well as maintain its $85 billion monthly asset purchase program. The U.S. Congress largely averted going over the fiscal cliff at year-end by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to its failure to reach a deal on the sequestration.

Within Europe, the imperfect rescue of the Cypriot financial system set new precedents on the eurozone’s four year old debt crisis, by forcing losses on uninsured Cypriot bank depositors and undermining public confidence in financial institutions. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s debt buyback (financed by its European partners) and confidence that other eurozone members were committed to keeping Greece within the union. Furthermore, the European Central Bank (“ECB”) and other major European central banks reiterated their commitment to keep interest rates low for as long as necessary to help facilitate implementation of structural economic reforms in the region.

Included below are highlights of the financial markets during our twelve-month reporting period:

■

U.S. Treasury yields ended the period lower, with prices on these securities therefore higher. The yield on the benchmark ten-year U.S. Treasury note was 1.85%, or 0.36% lower than on March 31, 2012, but above its record low of 1.39% in July 2012. The Fed kept the Federal Funds Rate anchored within a range of zero to 0.25%. The Bank of England held its key lending rate at 0.50% and the ECB maintained its main policy rate at 0.75% during the reporting period, but lowered the rate to 0.50% in early May. The Bank of Japan announced an expanded monetary stimulus policy that includes plans for direct purchases of Japanese government bonds. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.77% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 5.68%, as represented by the Barclays U.S. TIPS Index, outperforming nominal U.S. Treasuries. Lower real yields, which declined across the maturity spectrum on the back of continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields and a proxy for inflation expectations) widened as the market priced in higher longer-term inflation given the Fed’s expanded scope of accommodative monetary policies. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 3.03%.

[1]	All investments contain risk and may lose value.

2	PIMCO LONG DURATION STRATEGY FUNDS

■

Agency mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries generally due to positive economic data in the U.S. and investor concern that the Fed might curtail its purchases of Agency MBS sooner than anticipated. While the mortgage sector as a whole underperformed, volatility in relative valuations between coupons remained as higher coupons benefited from positive supply technicals (or ongoing demand but no new issuance) and demand for lower duration assets. Non-Agency MBS, however, outperformed U.S. Treasuries amid investor appetite for higher yielding assets, limited new issue supply, and growing optimism regarding the recovery in the U.S. housing market. Commercial MBS (“CMBS”) also outperformed U.S. Treasuries, with lower credit quality securities exhibiting the strongest performance.

■

The investment grade and high yield corporate bond sectors outperformed like-duration U.S. Treasuries, driven by improving U.S. corporate growth prospects and investors’ search for yield. The financial sector, in particular, outperformed due to generally strong earnings and continued strengthening in corporate balance sheets.

■

Municipal bonds, both tax-exempt and taxable Build America Bonds, posted positive absolute returns as yields moved lower across the municipal yield curve. Select lower quality municipal sectors outperformed higher quality sectors as investors looked for yield by extending out the yield curve and down the credit spectrum.

■

Emerging market (“EM”) fixed income assets outperformed U.S. Treasuries as improved risk sentiment and global central bank quantitative easing policies reduced credit spreads and drove interest rates lower, fueling gains in both external and local EM bonds.

■

U.S. equities, as measured by the S&P 500 Index, returned 13.96% as investors embraced riskier assets in their search for higher returns. Global equities, as represented by the MSCI World Index, returned 11.85% despite concern over the Cypriot banking crisis and potential contagion to other peripheral eurozone countries. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 1.95%, underperforming developed market equities largely due to weaker EM corporate earnings.

On the following pages of this PIMCO Funds Annual Report, please find specific details of each Fund’s investment performance and a discussion of factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 22, 2013

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2013	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, small-cap and mid-cap company risk, short sale risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

On each individual Fund Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the fifth year (or sixth year for certain Funds). As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

4	PIMCO LONG DURATION STRATEGY FUNDS

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO Extended Duration Fund	08/31/06	08/31/06	09/11/08	—	—	—	—	—	—
PIMCO GNMA Fund	07/31/97	07/31/97	04/30/08	—	05/31/01	11/30/00	05/31/01	05/31/01	—
PIMCO Long Duration Total Return Fund	08/31/06	08/31/06	09/11/08	—	—	—	—	—	—
PIMCO Long-Term U.S. Government Fund	07/01/91	07/01/91	04/30/08	09/23/97	—	01/20/97	01/20/97	01/20/97	—
PIMCO Mortgage-Backed Securities Fund	07/31/97	07/31/97	04/30/08	12/13/01	04/08/98	07/31/00	07/31/00	07/31/00	—
PIMCO Mortgage Opportunities Fund	10/22/12	10/22/12	10/22/12	—	10/22/12	10/22/12	—	10/22/12	—
PIMCO Total Return Fund II	12/30/91	12/30/91	12/31/09	11/30/94	—	—	—	—	—
PIMCO Total Return Fund III	05/01/91	05/01/91	03/31/09	04/11/97	—	—	—	—	—
PIMCO Total Return Fund IV	05/26/11	05/26/11	05/26/11	—	—	05/26/11	—	06/01/12	—
PIMCO Unconstrained Bond Fund	06/30/08	06/30/08	06/30/08	—	06/30/08	06/30/08	—	07/31/08	07/31/08

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2013	5

PIMCO Extended Duration Fund

Institutional Class - PEDIX
Class P - PEDPX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

U.S. Treasury Obligations	70.7%
Short-Term Instruments	17.1%
U.S. Government Agencies	6.2%
Sovereign Issues	2.5%
Mortgage-Backed Securities	2.1%
Other	1.4%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	Fund Inception (08/31/06)
PIMCO Extended Duration Fund Institutional Class	10.35%	12.26%	11.99%
PIMCO Extended Duration Fund Class P	10.24%	12.15%	11.89%
Citigroup STRIPS Index, 20+ Year Sub-Index	10.04%	11.19%	11.03%
Lipper Corporate Debt Funds BBB-Rated Funds Average	7.86%	7.40%	6.77%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares and 0.60% for Class P shares.

Portfolio Insights

»

The PIMCO Extended Duration Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

During the first six months of the reporting period, a slightly below-benchmark duration position (or sensitivity to changes in market interest rates) detracted from performance as U.S. Treasury yields fell across most maturities. During the last six months of the reporting period, a below-benchmark duration position added to performance as U.S. Treasury yields rose across most maturities.

»

During the first six months of the reporting period, an emphasis on the short-term portion of the yield curve detracted from performance as the two- to thirty-year yield spread flattened. During the last six months of the reporting period, an emphasis on the short-term portion of the yield curve added to performance as the two- to thirty-year yield spread steepened.

»	An out-of-benchmark allocation to Canadian interest rates added to performance as Canadian yields fell across most maturities over the reporting period.

»	An out-of-benchmark allocation to long-term Agencies added to performance as they outperformed like-duration U.S. Treasuries over the reporting period.

6	PIMCO LONG DURATION STRATEGY FUNDS

PIMCO GNMA Fund

Institutional Class - PDMIX	Class A - PAGNX
Class P - PPGNX	Class B - PBGNX
Class D - PGNDX	Class C - PCGNX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

U.S. Government Agencies	93.6%
Mortgage-Backed Securities	3.2%
Short-Term Instruments	2.4%
Asset-Backed Securities	0.8%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO GNMA Fund Institutional Class	2.59%	6.27%	5.67%	6.59%
PIMCO GNMA Fund Class P	2.49%	6.17%	5.56%	6.48%
PIMCO GNMA Fund Class D	2.18%	5.85%	5.25%	6.16%
PIMCO GNMA Fund Class A	2.18%	5.85%	5.25%	6.16%
PIMCO GNMA Fund Class A (adjusted)	-1.67%	5.05%	4.84%	5.90%
PIMCO GNMA Fund Class B	1.42%	5.06%	4.70%	5.80%
PIMCO GNMA Fund Class B (adjusted)	-2.02%	4.98%	4.70%	5.80%
PIMCO GNMA Fund Class C	1.42%	5.06%	4.46%	5.36%
PIMCO GNMA Fund Class C (adjusted)	0.44%	5.06%	4.46%	5.36%
Barclays GNMA Index	1.80%	5.47%	5.10%	5.86%
Lipper GNMA Funds Average	1.97%	5.14%	4.52%	5.27%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares, 0.90% for Class D shares, 0.90% for Class A shares, 1.65% for Class B shares, and 1.65% for Class C shares.

Portfolio Insights

»

The PIMCO GNMA Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

An overweight to mortgage spread duration (or sensitivity to the change in spread between mortgage rates and the rate of U.S. Treasuries) added to returns as mortgage spreads tightened over the reporting period.

»

Active relative value positioning in lower coupons targeted by the Federal Reserve’s purchasing program added to performance as the Fund exploited volatility within the coupon stack due to changing expectations of potential monetary policy actions.

»

Exposure to senior mortgage credit added to returns as both senior non-Agency mortgage-backed securities and commercial mortgage-backed securities rallied and increased in price during the reporting period.

»	An underweight to 4.0% coupon GNMA securities detracted from performance as they outperformed the Barclays GNMA Index over the reporting period.

ANNUAL REPORT	MARCH 31, 2013	7

PIMCO Long Duration Total Return Fund

Institutional Class - PLRIX
Class P - PLRPX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

Corporate Bonds & Notes	37.5%
U.S. Treasury Obligations	29.3%
U.S. Government Agencies	14.4%
Municipal Bonds & Notes	7.1%
Short-Term Instruments	3.2%
Other	8.5%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	Fund Inception (08/31/06)
PIMCO Long Duration Total Return Fund Institutional Class	10.36%	10.71%	10.21%
PIMCO Long Duration Total Return Fund Class P	10.25%	10.61%	10.11%
Barclays Long-Term Government/Credit Index	8.94%	9.55%	8.79%
Lipper Corporate Debt Funds BBB-Rated Funds Average	7.86%	7.40%	6.77%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares and 0.60% for Class P shares.

Portfolio Insights

»

The PIMCO Long Duration Total Return Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

During the first six months of the reporting period, a below-benchmark duration position (or sensitivity to changes in market interest rates) detracted from performance as U.S. Treasury yields fell across most maturities. During the last six months of the reporting period, a below-benchmark duration position added to performance as U.S. Treasury yields rose across most maturities.

»

During the first six months of the reporting period, an emphasis on the short-term portion of the yield curve detracted from performance as the two- to thirty-year yield spread flattened. During the last six months of the reporting period, an emphasis on the short-term portion of the yield curve added to performance as the two- to thirty-year yield spread steepened.

»

During the first six months of the reporting period, an allocation to municipal bonds detracted from performance as municipal bonds underperformed like-duration U.S. Treasuries. During the last six months of the reporting period, an allocation to municipal bonds added to performance as municipal bonds outperformed like-duration U.S. Treasuries.

»	An overweight allocation to long-term Agencies added to performance as they outperformed like-duration U.S. Treasuries over the reporting period.

»	An overweight allocation to the financial sector added to performance as the sector outperformed the broader credit market over the reporting period.

8	PIMCO LONG DURATION STRATEGY FUNDS

PIMCO Long-Term U.S. Government Fund

Institutional Class - PGOVX	Class A - PFGAX
Class P - PLTPX	Class B - PFGBX
Administrative Class - PLGBX	Class C - PFGCX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

U.S. Treasury Obligations	81.1%
U.S. Government Agencies	10.2%
Short-Term Instruments	4.9%
Mortgage-Backed Securities	2.0%
Corporate Bonds & Notes	0.9%
Other	0.9%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	10 Years	Fund Inception (07/01/91)
PIMCO Long-Term U.S. Government Fund Institutional Class	8.49%	9.72%	7.66%	9.64%
PIMCO Long-Term U.S. Government Fund Class P	8.38%	9.61%	7.56%	9.55%
PIMCO Long-Term U.S. Government Fund Administrative Class	8.26%	9.46%	7.40%	9.38%
PIMCO Long-Term U.S. Government Fund Class A	8.11%	9.31%	7.24%	9.22%
PIMCO Long-Term U.S. Government Fund Class A (adjusted)	4.06%	8.48%	6.83%	8.99%
PIMCO Long-Term U.S. Government Fund Class B	7.31%	8.50%	6.68%	8.96%
PIMCO Long-Term U.S. Government Fund Class B (adjusted)	3.85%	8.43%	6.68%	8.96%
PIMCO Long-Term U.S. Government Fund Class C	7.31%	8.50%	6.44%	8.42%
PIMCO Long-Term U.S. Government Fund Class C (adjusted)	6.32%	8.50%	6.44%	8.42%
Barclays Long-Term Treasury Index	7.31%	8.34%	7.24%	8.77%	*
Lipper General U.S. Government Funds Average	2.64%	4.38%	3.95%	5.56%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 06/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.485% for Institutional Class shares, 0.585% for Class P shares, 0.735% for Administrative Class shares, 0.835% for Class A shares, 1.585% for Class B shares, and 1.585% for Class C shares.

Portfolio Insights

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The PIMCO Long-Term U.S. Government Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»

During the first six months of the reporting period, a slightly below-benchmark duration position (or sensitivity to changes in market interest rates) detracted from performance as U.S. Treasury yields fell across most maturities. During the last six months of the reporting period, a below-benchmark duration position added to performance as U.S. Treasury yields rose across most maturities.

»

During the first six months of the reporting period, an emphasis on the short-term portion of the yield curve detracted from performance as the two- to thirty-year yield spread flattened. During the last six months of the reporting period, an emphasis on the short-term portion of the yield curve added to performance as the two- to thirty-year yield spread steepened.

»

During the first six months of the reporting period, a small out-of-benchmark allocation to municipal bonds detracted from performance as municipal bonds underperformed like-duration U.S. Treasuries. During the last six months of the reporting period, a small out-of-benchmark allocation to municipal bonds added to performance as municipal bonds outperformed like-duration U.S. Treasuries.

»	An out-of-benchmark allocation to long-term Agencies added to performance as they outperformed like-duration U.S. Treasuries over the reporting period.

ANNUAL REPORT	MARCH 31, 2013	9

PIMCO Mortgage-Backed Securities Fund

Institutional Class - PTRIX	Class A - PMRAX
Class P - PMRPX	Class B - PMRBX
Administrative Class - PMTAX	Class C - PMRCX
Class D - PTMDX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

U.S. Government Agencies	69.2%
Short-Term Instruments	23.4%
Mortgage-Backed Securities	6.7%
Asset-Backed Securities	0.7%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Mortgage-Backed Securities Fund Institutional Class	3.93%	6.27%	5.67%	6.62%
PIMCO Mortgage-Backed Securities Fund Class P	3.82%	6.16%	5.56%	6.52%
PIMCO Mortgage-Backed Securities Fund Administrative Class	3.67%	6.00%	5.41%	6.36%
PIMCO Mortgage-Backed Securities Fund Class D	3.51%	5.84%	5.25%	6.20%
PIMCO Mortgage-Backed Securities Fund Class A	3.51%	5.84%	5.25%	6.20%
PIMCO Mortgage-Backed Securities Fund Class A (adjusted)	-0.41%	5.04%	4.85%	5.94%
PIMCO Mortgage-Backed Securities Fund Class B	2.74%	5.05%	4.70%	5.85%
PIMCO Mortgage-Backed Securities Fund Class B (adjusted)	-0.73%	4.97%	4.70%	5.85%
PIMCO Mortgage-Backed Securities Fund Class C	2.75%	5.05%	4.47%	5.41%
PIMCO Mortgage-Backed Securities Fund Class C (adjusted)	1.75%	5.05%	4.47%	5.41%
Barclays U.S. MBS Fixed Rate Index	1.98%	5.20%	5.01%	5.81%
Lipper U.S. Mortgage Funds Average	3.34%	5.10%	4.18%	4.79%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares, 0.75% for Administrative Class shares, 0.90% for Class D shares, 0.90% for Class A shares, 1.65% for Class B shares, and 1.65% for Class C shares.

Portfolio Insights

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The PIMCO Mortgage-Backed Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An overweight to mortgage spread duration (or sensitivity to the change in spread between mortgage rates and the rate of U.S. Treasuries) added to returns as mortgage spreads tightened over the reporting period.

»	An overweight to 4.0% coupon conventional mortgage-backed securities (“MBS”) added to performance as they outperformed the Barclays U.S. MBS Fixed Rate Index during the reporting period.

»	Exposure to senior mortgage credit added to returns as both senior non-Agency MBS and commercial MBS (“CMBS”) rallied and increased in price during the reporting period.

»

A slight underweight to conventional high coupon MBS (such as coupons of 7.0% and higher) marginally detracted from performance as they outperformed the Barclays U.S. MBS Fixed Rate Index during the reporting period.

10	PIMCO LONG DURATION STRATEGY FUNDS

PIMCO Mortgage Opportunities Fund

Institutional Class - PMZIX	Class A - PMZAX
Class P - PMZPX	Class C - PMZCX
Class D - PMZDX

Allocation Breakdown‡
U.S. Government Agencies	65.3%
Mortgage-Backed Securities	21.6%
Asset-Backed Securities	7.5%
Short-Term Instruments	5.4%
Corporate Bonds & Notes	0.2%
Other	0.0%
‡	% of Total Investments as of 03/31/13

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended March 31, 2013
Fund Inception (10/22/12)
PIMCO Mortgage Opportunities Fund Institutional Class	12.79%
PIMCO Mortgage Opportunities Fund Class P	12.74%
PIMCO Mortgage Opportunities Fund Class D	12.59%
PIMCO Mortgage Opportunities Fund Class A	12.57%
PIMCO Mortgage Opportunities Fund Class A (adjusted)	8.34%
PIMCO Mortgage Opportunities Fund Class C	12.23%
PIMCO Mortgage Opportunities Fund Class C (adjusted)	11.23%
3 Month USD LIBOR Index	0.15%
Lipper Absolute Return Funds Average	2.51%*

All Fund returns are net of fees and expenses.

* Cumulative total return since 10/31/2012.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.75% for Institutional Class shares, 0.85% for Class P shares, 1.15% for Class D shares, 1.15% for Class A shares, and 1.90% for Class C shares.

Portfolio Insights

»

The PIMCO Mortgage Opportunities Fund seeks maximum long-term return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of mortgage-related assets, including, but not limited to Agency residential and commercial mortgage-backed securities (“MBS”) and private label residential and commercial MBS, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Agency MBS refers to MBS issued by government-sponsored enterprises, such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). The Fund will invest in a broad array of mortgage-related securities in seeking to generate consistent, absolute returns across full market cycles. The remainder of the Fund’s assets may be invested in other types of “Fixed Income Instruments,” which include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities.

»	The Fund commenced operations on October 22, 2012.

»	Exposure to senior mortgage credit benefited performance as both senior non-Agency MBS and commercial MBS rallied during the reporting period.

»

Agency collateralized mortgage obligation (“CMO”) interest-only certificate holdings added to performance as these securities benefited from increased investor demand amid concerns of future interest rate increases.

»	Agency MBS holdings, particularly exposure to conventional 4.5% coupon Agency MBS, added to performance as these securities appreciated in price during the reporting period.

»	Positive portfolio duration (or sensitivity to changes in market interest rates) marginally detracted from performance as long-term interest rates increased during the reporting period.

ANNUAL REPORT	MARCH 31, 2013	11

PIMCO Total Return Fund II

Institutional Class - PMBIX	Administrative Class - PRADX
Class P - PMTPX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

U.S. Government Agencies	36.5%
U.S. Treasury Obligations	27.6%
Corporate Bonds & Notes	14.6%
Municipal Bonds & Notes	8.4%
Mortgage-Backed Securities	6.2%
Short-Term Instruments	2.3%
Other	4.4%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	10 Years	Fund Inception (12/30/91)
PIMCO Total Return Fund II Institutional Class	6.23%	7.02%	6.06%	7.13%
PIMCO Total Return Fund II Class P	6.13%	6.91%	5.96%	7.02%
PIMCO Total Return Fund II Administrative Class	5.97%	6.75%	5.80%	6.86%
Barclays U.S. Aggregate Index	3.77%	5.47%	5.02%	6.30%	*
Lipper Intermediate Investment Grade Debt Funds Average	5.47%	5.79%	4.81%	6.08%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 12/31/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares, and 0.75% for Administrative Class shares.

Portfolio Insights

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The PIMCO Total Return Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

»	A focus on the intermediate portion of the U.S. yield curve, partially implemented via interest rate swaps, benefited performance as intermediate yields fell during the reporting period.

»	An allocation to U.S. Treasury Inflation Protected Securities (“TIPS”) benefited performance as real yields fell during the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to returns as prices on these securities rose during the reporting period.

»

An underweight to investment grade corporate credit detracted from performance as the investment grade corporate sector outperformed U.S. Treasuries; however, a focus on bonds of financial companies more than offset the negative effect as the financials sector outperformed the overall investment grade corporate sector during the reporting period.

»	Holdings of Build America Bonds contributed to performance as these securities outperformed like-duration U.S. Treasuries during the reporting period.

12	PIMCO LONG DURATION STRATEGY FUNDS

PIMCO Total Return Fund III

Institutional Class - PTSAX	Administrative Class - PRFAX
Class P - PRAPX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

U.S. Government Agencies	28.8%
U.S. Treasury Obligations	27.6%
Corporate Bonds & Notes	16.0%
Sovereign Issues	13.0%
Short-Term Instruments	3.8%
Other	10.8%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	10 Years	Fund Inception (05/01/91)
PIMCO Total Return Fund III Institutional Class	7.19%	7.50%	6.41%	7.78%
PIMCO Total Return Fund III Class P	7.08%	7.39%	6.30%	7.68%
PIMCO Total Return Fund III Administrative Class	6.93%	7.23%	6.14%	7.51%
Barclays U.S. Aggregate Index	3.77%	5.47%	5.02%	6.64%	*
Lipper Intermediate Investment Grade Debt Funds Average	5.47%	5.79%	4.81%	6.46%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares, and 0.75% for Administrative Class shares.

Portfolio Insights

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The PIMCO Total Return Fund III seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, with prohibitions on firms engaged in certain socially sensitive practices. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	A focus on the intermediate portion of the U.S. yield curve, partially implemented via interest rate swaps, benefited performance as intermediate-term yields fell during the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to returns as prices on these securities rose during the reporting period.

»

An underweight to investment grade corporate credit detracted from performance as the investment grade sector outperformed U.S. Treasuries; however, a focus on bonds of financial companies more than offset the negative effect as the financials sector outperformed the overall investment grade corporate sector during the reporting period.

»	Duration exposure (or sensitivity to changes in market interest rates) to short-dated Italian sovereign debt added to performance as interest rates in Italy fell during the reporting period.

»	Holdings of Build America Bonds contributed to performance as these securities outperformed like-duration U.S. Treasuries during the reporting period.

»	An allocation to duration in Brazil and Mexico, partially implemented via interest rate swaps, contributed to performance as rates fell in both countries during the reporting period.

ANNUAL REPORT	MARCH 31, 2013	13

PIMCO Total Return Fund IV

Institutional Class - PTUIX	Class A - PTUZX
Class P - PTUPX	Class C - PTUCX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

U.S. Treasury Obligations	40.4%
U.S. Government Agencies	18.0%
Corporate Bonds & Notes	12.8%
Sovereign Issues	10.3%
Short-Term Instruments	9.1%
Mortgage-Backed Securities	5.8%
Other	3.6%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	Fund Inception (05/26/11)
PIMCO Total Return Fund IV Institutional Class	8.03%	8.84%
PIMCO Total Return Fund IV Class P	7.93%	8.74%
PIMCO Total Return Fund IV Class A	7.66%	8.48%
PIMCO Total Return Fund IV Class A (adjusted)	3.58%	6.26%
PIMCO Total Return Fund IV Class C	6.84%	7.65%
PIMCO Total Return Fund IV Class C (adjusted)	5.84%	7.65%
Barclays U.S. Aggregate Index	3.77%	4.78%	*
Lipper Intermediate Investment Grade Debt Funds Average	5.47%	5.36%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 05/31/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares, 0.85% for Class A shares, and 1.60% for Class C shares.

Portfolio Insights

»

The PIMCO Total Return Fund IV seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	A focus on the intermediate portion of the U.S. yield curve benefited performance as intermediate-term yields fell during the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to returns as prices on these securities rose during the reporting period.

»

An underweight to investment grade corporate credit detracted from performance as the investment grade corporate sector outperformed U.S. Treasuries; however, a focus on bonds of financial companies more than offset the negative effect as the financials sector outperformed the overall investment grade corporate sector during the reporting period.

»	Duration exposure (or sensitivity to changes in market interest rates) to short-dated Italian sovereign debt added to performance as interest rates in Italy fell during the reporting period.

»	Holdings of Build America Bonds contributed to performance as these securities outperformed like-duration U.S. Treasuries during the reporting period.

14	PIMCO LONG DURATION STRATEGY FUNDS

PIMCO Unconstrained Bond Fund

Institutional Class - PFIUX	Class A - PUBAX
Class P - PUCPX	Class C - PUBCX
Class D - PUBDX	Class R - PUBRX

Cumulative Returns Through March 31, 2013

Allocation Breakdown‡

U.S. Treasury Obligations	30.7%
U.S. Government Agencies	21.8%
Corporate Bonds & Notes	14.5%
Sovereign Issues	8.3%
Short-Term Instruments	8.0%
Mortgage-Backed Securities	6.1%
Asset-Backed Securities	5.5%
Other	5.1%
‡	% of Total Investments as of 03/31/13

Average Annual Total Return for the period ended March 31, 2013
	1 Year	Fund Inception (06/30/08)
PIMCO Unconstrained Bond Fund Institutional Class	8.00%	6.51%
PIMCO Unconstrained Bond Fund Class P	7.89%	6.41%
PIMCO Unconstrained Bond Fund Class D	7.57%	6.09%
PIMCO Unconstrained Bond Fund Class A	7.57%	6.09%
PIMCO Unconstrained Bond Fund Class A (adjusted)	3.54%	5.24%
PIMCO Unconstrained Bond Fund Class C	6.89%	5.33%
PIMCO Unconstrained Bond Fund Class C (adjusted)	5.89%	5.33%
PIMCO Unconstrained Bond Fund Class R	7.30%	5.83%
3 Month USD LIBOR Index	0.40%	0.79%
Lipper Absolute Return Funds Average	3.53%	1.81%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.91% for Institutional Class shares, 1.01% for Class P shares, 1.31% for Class D shares, 1.31% for Class A shares, 2.06% for Class C shares, and 1.56% for Class R shares.

Portfolio Insights

»

The PIMCO Unconstrained Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

Exposure to corporates, driven by financial-sector corporate bonds, benefited performance as the sector posted positive returns, as represented by the Barclays Global Aggregate Corporates Index Financials sub index, which returned 7.02% over the reporting period.

»

Duration (or sensitivity to changes in market interest rates) positioning was net positive for performance, driven by long positioning in the U.S. and Australia, as sovereign yields in both markets fell across the yield curve. Duration hedging strategies, primarily via swaps (U.S., Japan, and eurozone), however, detracted from those gains, as all three regions saw a decline in swap rates during the reporting period.

»

Net long exposure to the securitized sector, including residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”), benefited performance as returns for these sectors was positive for the reporting period.

»

Currency positions detracted from performance, driven primarily by the Fund’s short exposure to the Australian dollar (which experienced positive total return over the reporting period). Short exposure to the Japanese yen and euro, both of which depreciated over the reporting period, largely offset the losses.

»	Exposure to emerging markets (“EM”) benefited performance, driven primarily by long exposure to interest rates in Brazil and Mexico, as rates fell in both countries over the reporting period.

»

Exposure to municipal bonds added to returns, driven by a long allocation to taxable California Build America Bonds (“BABs”). The Barclays Municipal Bond Index returned 5.25%, while the BABs component of the Barclays Taxable Municipal Bond Index returned 9.70% over the reporting period.

ANNUAL REPORT	MARCH 31, 2013	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2012 to March 31, 2013 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Extended Duration Fund
Institutional Class	$1,000.00	$935.90	$2.61	$1,000.00	$1,022.24	$2.72	0.54%
Class P	1,000.00	935.40	3.09	1,000.00	1,021.74	3.23	0.64
PIMCO GNMA Fund
Institutional Class	$1,000.00	$998.00	$2.64	$1,000.00	$1,022.29	$2.67	0.53%
Class P	1,000.00	997.50	3.14	1,000.00	1,021.79	3.18	0.63
Class D	1,000.00	996.00	4.63	1,000.00	1,020.29	4.68	0.93
Class A	1,000.00	996.00	4.63	1,000.00	1,020.29	4.68	0.93
Class B	1,000.00	992.30	8.34	1,000.00	1,016.55	8.45	1.68
Class C	1,000.00	992.30	8.34	1,000.00	1,016.55	8.45	1.68
PIMCO Long Duration Total Return Fund
Institutional Class	$1,000.00	$993.20	$2.63	$1,000.00	$1,022.29	$2.67	0.53%
Class P	1,000.00	992.80	3.13	1,000.00	1,021.79	3.18	0.63

16	PIMCO LONG DURATION STRATEGY FUNDS

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Long-Term U.S. Government Fund
Institutional Class	$1,000.00	$972.70	$2.48	$1,000.00	$1,022.41	$2.55	0.505%
Class P	1,000.00	972.20	2.97	1,000.00	1,021.91	3.05	0.605
Administrative Class	1,000.00	971.40	3.71	1,000.00	1,021.17	3.80	0.755
Class A	1,000.00	971.00	4.20	1,000.00	1,020.67	4.31	0.855
Class B	1,000.00	967.30	7.87	1,000.00	1,016.93	8.07	1.605
Class C	1,000.00	967.30	7.87	1,000.00	1,016.93	8.07	1.605
PIMCO Mortgage-Backed Securities Fund
Institutional Class	$1,000.00	$1,004.70	$2.50	$1,000.00	$1,022.44	$2.52	0.50%
Class P	1,000.00	1,004.20	3.00	1,000.00	1,021.94	3.02	0.60
Administrative Class	1,000.00	1,003.40	3.75	1,000.00	1,021.19	3.78	0.75
Class D	1,000.00	1,002.70	4.49	1,000.00	1,020.44	4.53	0.90
Class A	1,000.00	1,002.70	4.49	1,000.00	1,020.44	4.53	0.90
Class B	1,000.00	998.90	8.22	1,000.00	1,016.70	8.30	1.65
Class C	1,000.00	998.90	8.22	1,000.00	1,016.70	8.30	1.65
PIMCO Mortgage Opportunities Fund(a)
Institutional Class	$1,000.00	$1,127.90	$2.89	$1,000.00	$1,021.84	$3.13	0.62%
Class P	1,000.00	1,127.40	3.36	1,000.00	1,021.34	3.63	0.72
Class D	1,000.00	1,125.90	4.75	1,000.00	1,019.85	5.14	1.02
Class A	1,000.00	1,125.70	4.75	1,000.00	1,019.85	5.14	1.02
Class C	1,000.00	1,122.30	8.23	1,000.00	1,016.11	8.90	1.77
PIMCO Total Return Fund II
Institutional Class	$1,000.00	$1,008.80	$2.50	$1,000.00	$1,022.44	$2.52	0.50%
Class P	1,000.00	1,008.30	3.00	1,000.00	1,021.94	3.02	0.60
Administrative Class	1,000.00	1,007.50	3.75	1,000.00	1,021.19	3.78	0.75
PIMCO Total Return Fund III
Institutional Class	$1,000.00	$1,013.10	$2.51	$1,000.00	$1,022.44	$2.52	0.50%
Class P	1,000.00	1,012.60	3.01	1,000.00	1,021.94	3.02	0.60
Administrative Class	1,000.00	1,011.90	3.76	1,000.00	1,021.19	3.78	0.75
PIMCO Total Return Fund IV
Institutional Class	$1,000.00	$1,018.50	$2.52	$1,000.00	$1,022.44	$2.52	0.50%
Class P	1,000.00	1,018.00	3.02	1,000.00	1,021.94	3.02	0.60
Class A	1,000.00	1,016.70	4.27	1,000.00	1,020.69	4.28	0.85
Class C	1,000.00	1,012.90	8.03	1,000.00	1,016.95	8.05	1.60
PIMCO Unconstrained Bond Fund
Institutional Class	$1,000.00	$1,015.70	$4.52	$1,000.00	$1,020.44	$4.53	0.90%
Class P	1,000.00	1,015.20	5.02	1,000.00	1,019.95	5.04	1.00
Class D	1,000.00	1,013.70	6.53	1,000.00	1,018.45	6.54	1.30
Class A	1,000.00	1,013.70	6.53	1,000.00	1,018.45	6.54	1.30
Class C	1,000.00	1,010.70	9.73	1,000.00	1,015.26	9.75	1.94
Class R	1,000.00	1,012.40	7.78	1,000.00	1,017.20	7.80	1.55

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 8 in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 10/22/12 for Actual Performance. Expenses paid in the Actual Performance section are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 160/365 for the PIMCO Mortgage Opportunities Fund (to reflect the period since the inception date of 10/22/12). Hypothetical expenses reflect an amount as if the classes had been operational for the entire fiscal half year.

ANNUAL REPORT	MARCH 31, 2013	17

Benchmark Descriptions

Index	Description

3 Month USD LIBOR Index	3 Month USD LIBOR Index. LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in the U.K. Eurodollar market. It is not possible to invest directly in an unmanaged index.

Barclays GNMA Index	Barclays GNMA Index is an unmanaged index covering mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA). It is not possible to invest directly in an unmanaged index.

Barclays Long-Term Government/Credit Index	Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. It is not possible to invest directly in an unmanaged index.

Barclays Long-Term Treasury Index	Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. MBS Fixed Rate Index	Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Citigroup STRIPS Index, 20+ Year Sub-Index	Citigroup STRIPS Index, 20+ Year Sub-Index represents a composition of outstanding Treasury Bond and Notes with a maturity of at least twenty years. The index is rebalanced each month in accordance with underlying Treasury figures and profiles provided as of the previous month-end. The included STRIPS are derived only from bonds in the Citigroup U.S. Treasury Bond Index, which include coupon strips with less than one year remaining to maturity. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

18	PIMCO LONG DURATION STRATEGY FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2013	19

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Extended Duration Fund
Institutional Class
03/31/2013	$9.59	$0.27	$0.87	$1.14	$(0.26)	$(2.65)	$0.00	$(2.91)
03/31/2012	7.49	0.32	2.96	3.28	(0.31)	(0.87)	0.00	(1.18)
03/31/2011	7.39	0.33	0.39	0.72	(0.32)	(0.30)	0.00	(0.62)
03/31/2010	12.56	0.42	(2.38)	(1.96)	(0.44)	(2.77)	0.00	(3.21)
03/31/2009	10.90	0.44	2.08	2.52	(0.43)	(0.43)	0.00	(0.86)
Class P
03/31/2013	9.59	0.27	0.86	1.13	(0.25)	(2.65)	0.00	(2.90)
03/31/2012	7.49	0.30	2.97	3.27	(0.30)	(0.87)	0.00	(1.17)
03/31/2011	7.39	0.32	0.39	0.71	(0.31)	(0.30)	0.00	(0.61)
03/31/2010	12.56	0.41	(2.38)	(1.97)	(0.43)	(2.77)	0.00	(3.20)
09/11/2008 - 03/31/2009	11.21	0.26	1.76	2.02	(0.24)	(0.43)	0.00	(0.67)

PIMCO GNMA Fund
Institutional Class
03/31/2013	$11.75	$0.13	$0.17	$0.30	$(0.33)	$(0.18)	$0.00	$(0.51)
03/31/2012	11.42	0.21	0.72	0.93	(0.26)	(0.34)	0.00	(0.60)
03/31/2011	11.62	0.26	0.42	0.68	(0.27)	(0.61)	0.00	(0.88)
03/31/2010	11.33	0.35	0.66	1.01	(0.40)	(0.32)	0.00	(0.72)
03/31/2009	11.37	0.51	0.11	0.62	(0.53)	(0.13)	0.00	(0.66)
Class P
03/31/2013	11.75	0.12	0.17	0.29	(0.32)	(0.18)	0.00	(0.50)
03/31/2012	11.42	0.20	0.72	0.92	(0.25)	(0.34)	0.00	(0.59)
03/31/2011	11.62	0.25	0.42	0.67	(0.26)	(0.61)	0.00	(0.87)
03/31/2010	11.33	0.32	0.67	0.99	(0.38)	(0.32)	0.00	(0.70)
04/30/2008 - 03/31/2009	11.32	0.46	0.15	0.61	(0.47)	(0.13)	0.00	(0.60)
Class D
03/31/2013	11.75	0.09	0.16	0.25	(0.28)	(0.18)	0.00	(0.46)
03/31/2012	11.42	0.16	0.72	0.88	(0.21)	(0.34)	0.00	(0.55)
03/31/2011	11.62	0.22	0.41	0.63	(0.22)	(0.61)	0.00	(0.83)
03/31/2010	11.33	0.30	0.66	0.96	(0.35)	(0.32)	0.00	(0.67)
03/31/2009	11.37	0.48	0.09	0.57	(0.48)	(0.13)	0.00	(0.61)
Class A
03/31/2013	11.75	0.09	0.16	0.25	(0.28)	(0.18)	0.00	(0.46)
03/31/2012	11.42	0.16	0.72	0.88	(0.21)	(0.34)	0.00	(0.55)
03/31/2011	11.62	0.21	0.42	0.63	(0.22)	(0.61)	0.00	(0.83)
03/31/2010	11.33	0.30	0.66	0.96	(0.35)	(0.32)	0.00	(0.67)
03/31/2009	11.37	0.48	0.09	0.57	(0.48)	(0.13)	0.00	(0.61)
Class B
03/31/2013	11.75	0.00	0.16	0.16	(0.19)	(0.18)	0.00	(0.37)
03/31/2012	11.42	0.08	0.71	0.79	(0.12)	(0.34)	0.00	(0.46)
03/31/2011	11.62	0.12	0.42	0.54	(0.13)	(0.61)	0.00	(0.74)
03/31/2010	11.33	0.22	0.65	0.87	(0.26)	(0.32)	0.00	(0.58)
03/31/2009	11.37	0.39	0.10	0.49	(0.40)	(0.13)	0.00	(0.53)
Class C
03/31/2013	11.75	0.00	0.16	0.16	(0.19)	(0.18)	0.00	(0.37)
03/31/2012	11.42	0.08	0.72	0.80	(0.13)	(0.34)	0.00	(0.47)
03/31/2011	11.62	0.13	0.41	0.54	(0.13)	(0.61)	0.00	(0.74)
03/31/2010	11.33	0.21	0.66	0.87	(0.26)	(0.32)	0.00	(0.58)
03/31/2009	11.37	0.39	0.10	0.49	(0.40)	(0.13)	0.00	(0.53)

PIMCO Long Duration Total Return Fund
Institutional Class
03/31/2013	$11.54	$0.47	$0.72	$1.19	$(0.44)	$(0.46)	$0.00	$(0.90)
03/31/2012	10.75	0.50	1.29	1.79	(0.49)	(0.51)	0.00	(1.00)
03/31/2011	10.72	0.53	0.46	0.99	(0.59)	(0.37)	0.00	(0.96)
03/31/2010	10.14	0.54	0.95	1.49	(0.57)	(0.34)	0.00	(0.91)
03/31/2009	10.51	0.51	(0.25)	0.26	(0.50)	(0.13)	0.00	(0.63)

Please see footnotes on page 28.

20	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**

$7.82	10.35%	$251,318	0.54%	0.54%	0.50%	0.50%	2.69%	113%
9.59	43.47	305,425	0.50	0.50	0.50	0.50	3.41	355
7.49	9.48	381,563	0.51	0.51	0.50	0.50	3.94	412
7.39	(16.80)	324,253	0.50	0.50	0.50	0.50	4.42	615
12.56	23.62	195,036	0.57	0.57	0.50	0.50	3.88	780

7.82	10.24	16,320	0.64	0.64	0.60	0.60	2.55	113
9.59	43.33	73,634	0.60	0.60	0.60	0.60	3.12	355
7.49	9.37	1,016	0.61	0.61	0.60	0.60	3.82	412
7.39	(16.87)	881	0.60	0.60	0.60	0.60	4.29	615
12.56	18.01	978	0.66 *	0.66 *	0.60 *	0.60 *	3.79 *	780

$11.54	2.59%	$486,148	0.51%	0.51%	0.50%	0.50%	1.14%	1,502%
11.75	8.27	660,966	0.50	0.50	0.50	0.50	1.77	2,397
11.42	5.88	391,519	0.51	0.51	0.50	0.50	2.21	1,990
11.62	9.02	436,282	0.50	0.50	0.50	0.50	2.99	1,747
11.33	5.73	375,682	0.66	0.66	0.50	0.50	4.59	1,652

11.54	2.49	110,566	0.61	0.61	0.60	0.60	1.05	1,502
11.75	8.16	114,939	0.60	0.60	0.60	0.60	1.66	2,397
11.42	5.78	62,198	0.61	0.61	0.60	0.60	2.14	1,990
11.62	8.92	39,309	0.60	0.60	0.60	0.60	2.74	1,747
11.33	5.63	11	0.76 *	0.76 *	0.60 *	0.60 *	4.47 *	1,652

11.54	2.18	219,259	0.91	0.91	0.90	0.90	0.74	1,502
11.75	7.84	295,028	0.90	0.90	0.90	0.90	1.38	2,397
11.42	5.46	147,172	0.91	0.91	0.90	0.90	1.82	1,990
11.62	8.59	132,564	0.90	0.90	0.90	0.90	2.60	1,747
11.33	5.30	139,917	1.06	1.06	0.90	0.90	4.26	1,652

11.54	2.18	583,927	0.91	0.91	0.90	0.90	0.75	1,502
11.75	7.84	706,763	0.90	0.90	0.90	0.90	1.39	2,397
11.42	5.46	474,744	0.91	0.91	0.90	0.90	1.82	1,990
11.62	8.59	455,544	0.90	0.90	0.90	0.90	2.58	1,747
11.33	5.31	343,522	1.06	1.06	0.90	0.90	4.26	1,652

11.54	1.42	7,790	1.66	1.66	1.65	1.65	0.02	1,502
11.75	7.03	10,998	1.65	1.65	1.65	1.65	0.71	2,397
11.42	4.68	16,908	1.66	1.66	1.65	1.65	1.03	1,990
11.62	7.78	35,303	1.65	1.65	1.65	1.65	1.86	1,747
11.33	4.52	39,447	1.81	1.81	1.65	1.65	3.49	1,652

11.54	1.42	275,788	1.66	1.66	1.65	1.65	0.01	1,502
11.75	7.03	289,101	1.65	1.65	1.65	1.65	0.66	2,397
11.42	4.68	225,520	1.66	1.66	1.65	1.65	1.06	1,990
11.62	7.78	246,550	1.65	1.65	1.65	1.65	1.80	1,747
11.33	4.52	144,761	1.81	1.81	1.65	1.65	3.50	1,652

$11.83	10.36%	$6,669,123	0.53%	0.53%	0.50%	0.50%	3.86%	81%
11.54	16.91	5,815,733	0.50	0.50	0.50	0.50	4.33	219
10.75	9.31	5,130,906	0.51	0.51	0.50	0.50	4.71	240
10.72	14.91	3,976,419	0.51	0.51	0.50	0.50	5.02	364
10.14	2.63	2,431,539	0.51	0.51	0.50	0.50	5.02	398

Please see footnotes on page 28.

ANNUAL REPORT	MARCH 31, 2013	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Long Duration Total Return Fund (Cont.)
Class P
03/31/2013	$11.54	$0.46	$0.72	$1.18	$(0.43)	$(0.46)	$0.00	$(0.89)
03/31/2012	10.75	0.49	1.29	1.78	(0.48)	(0.51)	0.00	(0.99)
03/31/2011	10.72	0.51	0.47	0.98	(0.58)	(0.37)	0.00	(0.95)
03/31/2010	10.14	0.53	0.95	1.48	(0.56)	(0.34)	0.00	(0.90)
09/11/2008 - 03/31/2009	10.37	0.30	(0.12)	0.18	(0.28)	(0.13)	0.00	(0.41)

PIMCO Long-Term U.S. Government Fund
Institutional Class
03/31/2013	$10.89	$0.30	$0.65	$0.95	$(0.29)	$(0.77)	$0.00	$(1.06)
03/31/2012	10.39	0.36	1.97	2.33	(0.36)	(1.47)	0.00	(1.83)
03/31/2011	10.79	0.43	0.56	0.99	(0.46)	(0.93)	0.00	(1.39)
03/31/2010	11.58	0.46	(0.24)	0.22	(0.50)	(0.51)	0.00	(1.01)
03/31/2009	11.30	0.46	0.37	0.83	(0.47)	(0.08)	0.00	(0.55)
Class P
03/31/2013	10.89	0.30	0.64	0.94	(0.28)	(0.77)	0.00	(1.05)
03/31/2012	10.39	0.35	1.97	2.32	(0.35)	(1.47)	0.00	(1.82)
03/31/2011	10.79	0.41	0.57	0.98	(0.45)	(0.93)	0.00	(1.38)
03/31/2010	11.58	0.44	(0.23)	0.21	(0.49)	(0.51)	0.00	(1.00)
04/30/2008 - 03/31/2009	11.08	0.42	0.59	1.01	(0.43)	(0.08)	0.00	(0.51)
Administrative Class
03/31/2013	10.89	0.28	0.64	0.92	(0.26)	(0.77)	0.00	(1.03)
03/31/2012	10.39	0.33	1.97	2.30	(0.33)	(1.47)	0.00	(1.80)
03/31/2011	10.79	0.40	0.56	0.96	(0.43)	(0.93)	0.00	(1.36)
03/31/2010	11.58	0.44	(0.25)	0.19	(0.47)	(0.51)	0.00	(0.98)
03/31/2009	11.30	0.44	0.36	0.80	(0.44)	(0.08)	0.00	(0.52)
Class A
03/31/2013	10.89	0.26	0.65	0.91	(0.25)	(0.77)	0.00	(1.02)
03/31/2012	10.39	0.32	1.97	2.29	(0.32)	(1.47)	0.00	(1.79)
03/31/2011	10.79	0.38	0.56	0.94	(0.41)	(0.93)	0.00	(1.34)
03/31/2010	11.58	0.42	(0.25)	0.17	(0.45)	(0.51)	0.00	(0.96)
03/31/2009	11.30	0.42	0.37	0.79	(0.43)	(0.08)	0.00	(0.51)
Class B
03/31/2013	10.89	0.18	0.64	0.82	(0.16)	(0.77)	0.00	(0.93)
03/31/2012	10.39	0.24	1.97	2.21	(0.24)	(1.47)	0.00	(1.71)
03/31/2011	10.79	0.30	0.56	0.86	(0.33)	(0.93)	0.00	(1.26)
03/31/2010	11.58	0.34	(0.25)	0.09	(0.37)	(0.51)	0.00	(0.88)
03/31/2009	11.30	0.34	0.36	0.70	(0.34)	(0.08)	0.00	(0.42)
Class C
03/31/2013	10.89	0.18	0.64	0.82	(0.16)	(0.77)	0.00	(0.93)
03/31/2012	10.39	0.23	1.98	2.21	(0.24)	(1.47)	0.00	(1.71)
03/31/2011	10.79	0.29	0.57	0.86	(0.33)	(0.93)	0.00	(1.26)
03/31/2010	11.58	0.34	(0.25)	0.09	(0.37)	(0.51)	0.00	(0.88)
03/31/2009	11.30	0.34	0.36	0.70	(0.34)	(0.08)	0.00	(0.42)

PIMCO Mortgage-Backed Securities Fund
Institutional Class
03/31/2013	$10.66	$0.10	$0.31	$0.41	$(0.37)	$(0.12)	$0.00	$(0.49)
03/31/2012	10.62	0.24	0.41	0.65	(0.30)	(0.31)	0.00	(0.61)
03/31/2011	10.74	0.31	0.31	0.62	(0.34)	(0.40)	0.00	(0.74)
03/31/2010	10.21	0.54	0.91	1.45	(0.49)	(0.43)	0.00	(0.92)
03/31/2009	10.88	0.71	(0.60)	0.11	(0.69)	(0.09)	0.00	(0.78)
Class P
03/31/2013	10.66	0.10	0.30	0.40	(0.36)	(0.12)	0.00	(0.48)
03/31/2012	10.62	0.22	0.41	0.63	(0.28)	(0.31)	0.00	(0.59)
03/31/2011	10.74	0.30	0.31	0.61	(0.33)	(0.40)	0.00	(0.73)
03/31/2010	10.21	0.47	0.97	1.44	(0.48)	(0.43)	0.00	(0.91)
04/30/2008 - 03/31/2009	10.85	0.66	(0.57)	0.09	(0.64)	(0.09)	0.00	(0.73)

Please see footnotes on page 28.

22	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$11.83	10.25%	$21,240	0.63%		0.63%		0.60%		0.60%		3.75%		81%
11.54	16.79	12,896	0.60		0.60		0.60		0.60		4.20		219
10.75	9.21	6,894	0.61		0.61		0.60		0.60		4.58		240
10.72	14.83	2,493	0.61		0.61		0.60		0.60		4.89		364
10.14	1.86	914	0.61	*	0.61	*	0.60	*	0.60	*	5.41	*	398

$10.78	8.49%	$1,546,068	0.505%		0.505%		0.475%		0.475%		2.63%		143%
10.89	22.39	812,883	0.485		0.485		0.475		0.475		3.14		426
10.39	9.13	443,715	0.485		0.485		0.475		0.475		3.78		363
10.79	1.92	1,175,131	0.495		0.495		0.475		0.475		4.09		415
11.58	7.69	568,232	0.505		0.505		0.475		0.475		4.19		367

10.78	8.38	40,134	0.605		0.605		0.575		0.575		2.52		143
10.89	22.27	403,440	0.585		0.585		0.575		0.575		3.03		426
10.39	9.03	57,226	0.585		0.585		0.575		0.575		3.61		363
10.79	1.79	10,934	0.595		0.595		0.575		0.575		3.97		415
11.58	9.40	11	0.605	*	0.605	*	0.575	*	0.575	*	4.16	*	367

10.78	8.26	66,872	0.755		0.755		0.725		0.725		2.39		143
10.89	22.09	70,022	0.735		0.735		0.725		0.725		2.87		426
10.39	8.86	73,068	0.735		0.735		0.725		0.725		3.46		363
10.79	1.64	92,333	0.745		0.745		0.725		0.725		3.91		415
11.58	7.44	113,114	0.755		0.755		0.725		0.725		3.97		367

10.78	8.11	208,077	0.855		0.855		0.825		0.825		2.26		143
10.89	21.96	228,297	0.835	(b)	0.835	(b)	0.825	(b)	0.825	(b)	2.76		426
10.39	8.70	192,776	0.885		0.885		0.875		0.875		3.33		363
10.79	1.49	176,403	0.895		0.895		0.875		0.875		3.73		415
11.58	7.27	201,456	0.905		0.905		0.875		0.875		3.82		367

10.78	7.31	2,559	1.605		1.605		1.575		1.575		1.52		143
10.89	21.05	4,282	1.585	(b)	1.585	(b)	1.575	(b)	1.575	(b)	2.08		426
10.39	7.90	7,584	1.635		1.635		1.625		1.625		2.60		363
10.79	0.74	16,774	1.645		1.645		1.625		1.625		3.01		415
11.58	6.47	26,934	1.655		1.655		1.625		1.625		3.07		367

10.78	7.31	68,538	1.605		1.605		1.575		1.575		1.52		143
10.89	21.06	64,297	1.585	(b)	1.585	(b)	1.575	(b)	1.575	(b)	1.99		426
10.39	7.90	48,209	1.635		1.635		1.625		1.625		2.58		363
10.79	0.74	45,276	1.645		1.645		1.625		1.625		3.00		415
11.58	6.47	56,492	1.655		1.655		1.625		1.625		3.06		367

$10.58	3.93%	$252,445	0.50%		0.50%		0.50%		0.50%		0.96%		1,226%
10.66	6.27	197,818	0.50		0.50		0.50		0.50		2.24		1,322
10.62	5.82	192,699	0.50		0.50		0.50		0.50		2.85		966
10.74	14.59	242,791	0.56		0.56		0.50		0.50		5.11		1,035
10.21	1.17	442,478	1.60		1.60		0.50		0.50		6.80		1,093

10.58	3.82	36,644	0.60		0.60		0.60		0.60		0.89		1,226
10.66	6.17	42,441	0.60		0.60		0.60		0.60		2.04		1,322
10.62	5.72	28,103	0.60		0.60		0.60		0.60		2.74		966
10.74	14.49	27,825	0.62		0.62		0.60		0.60		4.42		1,035
10.21	0.97	10	1.81	*	1.81	*	0.60	*	0.60	*	6.96	*	1,093

Please see footnotes on page 28.

ANNUAL REPORT	MARCH 31, 2013	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Mortgage-Backed Securities Fund (Cont.)
Administrative Class
03/31/2013	$10.66	$0.09	$0.30	$0.39	$(0.35)	$(0.12)	$0.00	$(0.47)
03/31/2012	10.62	0.22	0.40	0.62	(0.27)	(0.31)	0.00	(0.58)
03/31/2011	10.74	0.28	0.31	0.59	(0.31)	(0.40)	0.00	(0.71)
03/31/2010	10.21	0.54	0.88	1.42	(0.46)	(0.43)	0.00	(0.89)
03/31/2009	10.88	0.70	(0.61)	0.09	(0.67)	(0.09)	0.00	(0.76)
Class D
03/31/2013	10.66	0.07	0.30	0.37	(0.33)	(0.12)	0.00	(0.45)
03/31/2012	10.62	0.20	0.40	0.60	(0.25)	(0.31)	0.00	(0.56)
03/31/2011	10.74	0.27	0.30	0.57	(0.29)	(0.40)	0.00	(0.69)
03/31/2010	10.21	0.49	0.92	1.41	(0.45)	(0.43)	0.00	(0.88)
03/31/2009	10.88	0.68	(0.61)	0.07	(0.65)	(0.09)	0.00	(0.74)
Class A
03/31/2013	10.66	0.07	0.30	0.37	(0.33)	(0.12)	0.00	(0.45)
03/31/2012	10.62	0.20	0.40	0.60	(0.25)	(0.31)	0.00	(0.56)
03/31/2011	10.74	0.27	0.30	0.57	(0.29)	(0.40)	0.00	(0.69)
03/31/2010	10.21	0.47	0.94	1.41	(0.45)	(0.43)	0.00	(0.88)
03/31/2009	10.88	0.69	(0.62)	0.07	(0.65)	(0.09)	0.00	(0.74)
Class B
03/31/2013	10.66	(0.01)	0.30	0.29	(0.25)	(0.12)	0.00	(0.37)
03/31/2012	10.62	0.13	0.39	0.52	(0.17)	(0.31)	0.00	(0.48)
03/31/2011	10.74	0.19	0.30	0.49	(0.21)	(0.40)	0.00	(0.61)
03/31/2010	10.21	0.41	0.92	1.33	(0.37)	(0.43)	0.00	(0.80)
03/31/2009	10.88	0.58	(0.59)	(0.01)	(0.57)	(0.09)	0.00	(0.66)
Class C
03/31/2013	10.66	(0.02)	0.31	0.29	(0.25)	(0.12)	0.00	(0.37)
03/31/2012	10.62	0.12	0.40	0.52	(0.17)	(0.31)	0.00	(0.48)
03/31/2011	10.74	0.19	0.30	0.49	(0.21)	(0.40)	0.00	(0.61)
03/31/2010	10.21	0.40	0.93	1.33	(0.37)	(0.43)	0.00	(0.80)
03/31/2009	10.88	0.60	(0.61)	(0.01)	(0.57)	(0.09)	0.00	(0.66)

PIMCO Mortgage Opportunities Fund
Institutional Class
10/22/2012 - 03/31/2013	$10.00	$0.14	$1.14	$1.28	$(0.15)	$0.00	$0.00	$(0.15)
Class P
10/22/2012 - 03/31/2013	10.00	0.15	1.12	1.27	(0.14)	0.00	0.00	(0.14)
Class D
10/22/2012 - 03/31/2013	10.00	0.12	1.14	1.26	(0.13)	0.00	0.00	(0.13)
Class A
10/22/2012 - 03/31/2013	10.00	0.14	1.12	1.26	(0.13)	0.00	0.00	(0.13)
Class C
10/22/2012 - 03/31/2013	10.00	0.09	1.13	1.22	(0.09)	0.00	0.00	(0.09)

PIMCO Total Return Fund II
Institutional Class
03/31/2013	$10.70	$0.25	$0.41	$0.66	$(0.26)	$(0.45)	$0.00	$(0.71)
03/31/2012	10.37	0.27	0.34	0.61	(0.28)	0.00	0.00	(0.28)
03/31/2011	10.59	0.23	0.44	0.67	(0.25)	(0.63)	(0.01)	(0.89)
03/31/2010	9.71	0.42	1.01	1.43	(0.50)	(0.05)	0.00	(0.55)
03/31/2009	10.44	0.51	(0.33)	0.18	(0.52)	(0.39)	0.00	(0.91)
Class P
03/31/2013	10.70	0.23	0.42	0.65	(0.25)	(0.45)	0.00	(0.70)
03/31/2012	10.37	0.26	0.34	0.60	(0.27)	0.00	0.00	(0.27)
03/31/2011	10.59	0.23	0.43	0.66	(0.24)	(0.63)	(0.01)	(0.88)
12/31/2009 - 03/31/2010	10.45	0.06	0.14	0.20	(0.06)	0.00	0.00	(0.06)

Please see footnotes on page 28.

24	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$10.58	3.67%	$42,414	0.75%		0.75%		0.75%		0.75%		0.81%		1,226%
10.66	6.01	72,356	0.75		0.75		0.75		0.75		2.00		1,322
10.62	5.56	72,665	0.75		0.75		0.75		0.75		2.61		966
10.74	14.31	73,797	0.84		0.84		0.75		0.75		5.09		1,035
10.21	0.92	201,935	1.89		1.89		0.75		0.75		6.73		1,093

10.58	3.51	86,378	0.90		0.90		0.90		0.90		0.62		1,226
10.66	5.85	107,224	0.90		0.90		0.90		0.90		1.85		1,322
10.62	5.40	95,938	0.90		0.90		0.90		0.90		2.45		966
10.74	14.14	123,426	0.96		0.96		0.90		0.90		4.67		1,035
10.21	0.77	196,793	2.02		2.02		0.90		0.90		6.51		1,093

10.58	3.51	77,316	0.90		0.90		0.90		0.90		0.61		1,226
10.66	5.85	87,646	0.90		0.90		0.90		0.90		1.85		1,322
10.62	5.40	97,366	0.90		0.90		0.90		0.90		2.45		966
10.74	14.14	125,408	0.96		0.96		0.90		0.90		4.46		1,035
10.21	0.77	87,417	2.04		2.04		0.90		0.90		6.60		1,093

10.58	2.74	806	1.65		1.65		1.65		1.65		(0.10)		1,226
10.66	5.05	1,396	1.65		1.65		1.65		1.65		1.17		1,322
10.62	4.62	3,229	1.65		1.65		1.65		1.65		1.75		966
10.74	13.30	9,258	1.71		1.71		1.65		1.65		3.84		1,035
10.21	0.02	10,466	2.74		2.74		1.65		1.65		5.56		1,093

10.58	2.75	22,257	1.65		1.65		1.65		1.65		(0.15)		1,226
10.66	5.06	25,629	1.65		1.65		1.65		1.65		1.11		1,322
10.62	4.62	29,681	1.65		1.65		1.65		1.65		1.72		966
10.74	13.29	48,507	1.71		1.71		1.65		1.65		3.72		1,035
10.21	0.01	34,962	2.77		2.77		1.65		1.65		5.77		1,093

$11.13	12.79%	$328,002	0.62	%*	0.67	%*	0.60	%*	0.65	%*	2.97	%*	427%

11.13	12.74	11,097	0.72	*	0.77	*	0.70	*	0.75	*	3.01	*	427

11.13	12.59	42,136	1.02	*	1.07	*	1.00	*	1.05	*	2.38	*	427

11.13	12.57	4,653	1.02	*	1.07	*	1.00	*	1.05	*	2.79	*	427

11.13	12.23	2,007	1.77	*	1.82	*	1.75	*	1.80	*	1.82	*	427

$10.65	6.23%	$3,026,082	0.50%		0.50%		0.50%		0.50%		2.26%		374%
10.70	5.95	3,329,568	0.50		0.50		0.50		0.50		2.55		647
10.37	6.40	3,177,804	0.50		0.50		0.50		0.50		2.15		563
10.59	15.00	3,124,654	0.53		0.53		0.50		0.50		4.05		502
9.71	1.93	2,531,920	1.00		1.00		0.50		0.50		5.10		278

10.65	6.13	17,169	0.60		0.60		0.60		0.60		2.14		374
10.70	5.84	16,145	0.60		0.60		0.60		0.60		2.45		647
10.37	6.30	6,937	0.60		0.60		0.60		0.60		2.15		563
10.59	1.93	10	0.60	*	0.60	*	0.60	*	0.60	*	2.24	*	502

Please see footnotes on page 28.

ANNUAL REPORT	MARCH 31, 2013	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Total Return Fund II (Cont.)
Administrative Class
03/31/2013	$10.70	$0.22	$0.42	$0.64	$(0.24)	$(0.45)	$0.00	$(0.69)
03/31/2012	10.37	0.24	0.34	0.58	(0.25)	0.00	0.00	(0.25)
03/31/2011	10.59	0.21	0.43	0.64	(0.22)	(0.63)	(0.01)	(0.86)
03/31/2010	9.71	0.40	1.00	1.40	(0.47)	(0.05)	0.00	(0.52)
03/31/2009	10.44	0.48	(0.33)	0.15	(0.49)	(0.39)	0.00	(0.88)

PIMCO Total Return Fund III
Institutional Class
03/31/2013	$9.76	$0.23	$0.47	$0.70	$(0.34)	$(0.24)	$0.00	$(0.58)
03/31/2012	9.64	0.27	0.18	0.45	(0.33)	0.00	0.00	(0.33)
03/31/2011	9.78	0.27	0.44	0.71	(0.30)	(0.55)	0.00	(0.85)
03/31/2010	8.76	0.39	1.10	1.49	(0.47)	0.00	0.00	(0.47)
03/31/2009	9.59	0.48	(0.37)	0.11	(0.50)	(0.44)	0.00	(0.94)
Class P
03/31/2013	9.76	0.22	0.47	0.69	(0.33)	(0.24)	0.00	(0.57)
03/31/2012	9.64	0.26	0.19	0.45	(0.33)	0.00	0.00	(0.33)
03/31/2011	9.78	0.27	0.43	0.70	(0.29)	(0.55)	0.00	(0.84)
03/31/2010	8.76	0.27	1.21	1.48	(0.46)	0.00	0.00	(0.46)
03/31/2009 - 03/31/2009	8.76	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
03/31/2013	9.76	0.21	0.46	0.67	(0.31)	(0.24)	0.00	(0.55)
03/31/2012	9.64	0.24	0.19	0.43	(0.31)	0.00	0.00	(0.31)
03/31/2011	9.78	0.25	0.43	0.68	(0.27)	(0.55)	0.00	(0.82)
03/31/2010	8.76	0.36	1.11	1.47	(0.45)	0.00	0.00	(0.45)
03/31/2009	9.59	0.46	(0.38)	0.08	(0.47)	(0.44)	0.00	(0.91)

PIMCO Total Return Fund IV
Institutional Class
03/31/2013	$10.67	$0.21	$0.63	$0.84	$(0.31)	$(0.30)	$0.00	$(0.61)
05/26/2011 - 03/31/2012	10.00	0.19	0.63	0.82	(0.15)	0.00	0.00	(0.15)
Class P
03/31/2013	10.67	0.22	0.61	0.83	(0.30)	(0.30)	0.00	(0.60)
05/26/2011 - 03/31/2012	10.00	0.23	0.59	0.82	(0.15)	0.00	0.00	(0.15)
Class A
03/31/2013	10.67	0.16	0.64	0.80	(0.27)	(0.30)	0.00	(0.57)
05/26/2011 - 03/31/2012	10.00	0.17	0.63	0.80	(0.13)	0.00	0.00	(0.13)
Class C
06/01/2012 - 03/31/2013	10.90	0.06	0.40	0.46	(0.16)	(0.30)	0.00	(0.46)

PIMCO Unconstrained Bond Fund
Institutional Class
03/31/2013	$11.04	$0.30	$0.57	$0.87	$(0.35)	$(0.01)	$0.00	$(0.36)
03/31/2012	11.17	0.37	(0.23)	0.14	(0.27)	0.00	0.00	(0.27)
03/31/2011	11.01	0.31	0.13	0.44	(0.26)	(0.02)	0.00	(0.28)
03/31/2010	10.17	0.39	1.07	1.46	(0.37)	(0.25)	0.00	(0.62)
06/30/2008 - 03/31/2009	10.00	0.22	0.11	0.33	(0.16)	0.00	0.00	(0.16)
Class P
03/31/2013	11.04	0.29	0.57	0.86	(0.34)	(0.01)	0.00	(0.35)
03/31/2012	11.17	0.36	(0.23)	0.13	(0.26)	0.00	0.00	(0.26)
03/31/2011	11.01	0.30	0.13	0.43	(0.25)	(0.02)	0.00	(0.27)
03/31/2010	10.17	0.37	1.08	1.45	(0.36)	(0.25)	0.00	(0.61)
06/30/2008 - 03/31/2009	10.00	0.21	0.11	0.32	(0.15)	0.00	0.00	(0.15)
Class D
03/31/2013	11.04	0.27	0.56	0.83	(0.31)	(0.01)	0.00	(0.32)
03/31/2012	11.17	0.32	(0.22)	0.10	(0.23)	0.00	0.00	(0.23)
03/31/2011	11.01	0.27	0.13	0.40	(0.22)	(0.02)	0.00	(0.24)
03/31/2010	10.17	0.34	1.07	1.41	(0.32)	(0.25)	0.00	(0.57)
06/30/2008 - 03/31/2009	10.00	0.19	0.11	0.30	(0.13)	0.00	0.00	(0.13)

Please see footnotes on page 28.

26	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$10.65	5.97%	$69,577	0.75%		0.75%		0.75%		0.75%		2.00%		374%
10.70	5.68	84,512	0.75		0.75		0.75		0.75		2.30		647
10.37	6.13	102,227	0.75		0.75		0.75		0.75		1.91		563
10.59	14.71	89,389	0.78		0.78		0.75		0.75		3.83		502
9.71	1.67	75,119	1.24		1.24		0.75		0.75		4.84		278

$9.88	7.19%	$3,853,810	0.50%		0.50%		0.50%		0.50%		2.34%		376%
9.76	4.81	3,582,497	0.50		0.50		0.50		0.50		2.78		522
9.64	7.40	3,147,867	0.50		0.50		0.50		0.50		2.73		377
9.78	17.37	2,995,293	0.53		0.53		0.50		0.50		4.19		459
8.76	1.37	2,184,491	0.82		0.82		0.50		0.50		5.24		305

9.88	7.08	111,523	0.60		0.60		0.60		0.60		2.20		376
9.76	4.71	66,045	0.60		0.60		0.60		0.60		2.68		522
9.64	7.29	54,539	0.60		0.60		0.60		0.60		2.69		377
9.78	17.24	3,849	0.60		0.60		0.60		0.60		2.78		459
8.76	0.00	10	0.60	*	0.60	*	0.60	*	0.60	*	(0.60	)*	305

9.88	6.93	119,239	0.75		0.75		0.75		0.75		2.09		376
9.76	4.55	101,645	0.75		0.75		0.75		0.75		2.53		522
9.64	7.14	101,711	0.75		0.75		0.75		0.75		2.51		377
9.78	17.08	72,002	0.78		0.78		0.75		0.75		3.77		459
8.76	1.11	36,067	1.08		1.08		0.75		0.75		5.12		305

$10.90	8.03%	$864,590	0.50%		0.50%		0.50%		0.50%		1.95%		540%
10.67	8.27	698,774	0.50	*	0.51	*	0.50	*	0.51	*	2.16	*	771

10.90	7.93	394	0.60		0.60		0.60		0.60		1.95		540
10.67	8.18	4,969	0.60	*	0.61	*	0.60	*	0.61	*	2.54	*	771

10.90	7.66	21,829	0.85		0.85		0.85		0.85		1.50		540
10.67	7.98	2,184	0.85	*	0.86	*	0.85	*	0.86	*	1.94	*	771

10.90	4.33	4,095	1.60	*	1.60	*	1.60	*	1.60	*	0.69	*	540

$11.55	8.00%	$16,836,479	0.91%		0.91%		0.90%		0.90%		2.65%		786%
11.04	1.31	8,959,702	0.91		0.91		0.90		0.90		3.35		1,001
11.17	4.08	9,222,128	0.98		0.98		0.90		0.90		2.79		1,240
11.01	14.62	2,711,977	0.90		0.90		0.90		0.90		3.59		1,039
10.17	3.40	578,445	0.91	*	0.93	*	0.90	*	0.92	*	2.91	*	417

11.55	7.89	2,891,666	1.01		1.01		1.00		1.00		2.51		786
11.04	1.21	1,167,332	1.01		1.01		1.00		1.00		3.25		1,001
11.17	3.98	1,420,955	1.08		1.08		1.00		1.00		2.70		1,240
11.01	14.52	340,363	1.00		1.00		1.00		1.00		3.37		1,039
10.17	3.32	129	1.01	*	1.03	*	1.00	*	1.02	*	2.84	*	417

11.55	7.57	1,488,822	1.31		1.31		1.30		1.30		2.32		786
11.04	0.90	1,141,138	1.31		1.31		1.30		1.30		2.95		1,001
11.17	3.66	1,367,527	1.38		1.38		1.30		1.30		2.41		1,240
11.01	14.17	767,372	1.30		1.30		1.30		1.30		3.15		1,039
10.17	3.09	134,508	1.31	*	1.33	*	1.30	*	1.32	*	2.51	*	417

Please see footnotes on page 28.

ANNUAL REPORT	MARCH 31, 2013	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Unconstrained Bond Fund (Cont.)
Class A
03/31/2013	$11.04	$0.27	$0.56	$0.83	$(0.31)	$(0.01)	$0.00	$(0.32)
03/31/2012	11.17	0.33	(0.23)	0.10	(0.23)	0.00	0.00	(0.23)
03/31/2011	11.01	0.27	0.13	0.40	(0.22)	(0.02)	0.00	(0.24)
03/31/2010	10.17	0.34	1.07	1.41	(0.32)	(0.25)	0.00	(0.57)
06/30/2008 - 03/31/2009	10.00	0.19	0.11	0.30	(0.13)	0.00	0.00	(0.13)
Class C
03/31/2013	11.04	0.20	0.55	0.75	(0.23)	(0.01)	0.00	(0.24)
03/31/2012	11.17	0.25	(0.23)	0.02	(0.15)	0.00	0.00	(0.15)
03/31/2011	11.01	0.18	0.13	0.31	(0.13)	(0.02)	0.00	(0.15)
03/31/2010	10.17	0.26	1.07	1.33	(0.24)	(0.25)	0.00	(0.49)
07/31/2008 - 03/31/2009	9.89	0.13	0.23	0.36	(0.08)	0.00	0.00	(0.08)
Class R
03/31/2013	11.04	0.24	0.56	0.80	(0.28)	(0.01)	0.00	(0.29)
03/31/2012	11.17	0.30	(0.23)	0.07	(0.20)	0.00	0.00	(0.20)
03/31/2011	11.01	0.24	0.13	0.37	(0.19)	(0.02)	0.00	(0.21)
03/31/2010	10.17	0.33	1.06	1.39	(0.30)	(0.25)	0.00	(0.55)
07/31/2008 - 03/31/2009	9.89	0.17	0.22	0.39	(0.11)	0.00	0.00	(0.11)

*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

28	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$11.55	7.57%	$1,958,198	1.31%		1.31%		1.30%		1.30%		2.35%		786%
11.04	0.90	1,802,378	1.31		1.31		1.30		1.30		2.95		1,001
11.17	3.66	2,666,336	1.38		1.38		1.30		1.30		2.39		1,240
11.01	14.16	1,152,457	1.30		1.30		1.30		1.30		3.14		1,039
10.17	3.08	198,080	1.31	*	1.33	*	1.30	*	1.32	*	2.48	*	417

11.55	6.89	1,084,967	1.95		2.06		1.94		2.05		1.71		786
11.04	0.19	1,004,843	2.02		2.06		2.01		2.05		2.24		1,001
11.17	2.89	1,257,972	2.13		2.13		2.05		2.05		1.64		1,240
11.01	13.31	485,355	2.05		2.05		2.05		2.05		2.34		1,039
10.17	3.66	41,397	2.06	*	2.08	*	2.05	*	2.07	*	1.91	*	417

11.55	7.30	15,856	1.56		1.56		1.55		1.55		2.13		786
11.04	0.65	15,687	1.56		1.56		1.55		1.55		2.69		1,001
11.17	3.41	37,398	1.63		1.63		1.55		1.55		2.16		1,240
11.01	13.88	4,531	1.55		1.55		1.55		1.55		3.04		1,039
10.17	3.99	9,537	1.56	*	1.58	*	1.55	*	1.57	*	2.52	*	417

ANNUAL REPORT	MARCH 31, 2013	29

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Extended Duration Fund	PIMCO GNMA Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund

Assets:
Investments, at value	$289,447	$2,430,228	$7,190,621	$2,046,540
Investments in Affiliates, at value	59,248	55,571	203,763	105,529
Repurchase agreements, at value	400	3,078	5,043	942
Cash	530	727	637	1
Deposits with counterparty	0	0	0	0
Foreign currency, at value	31	0	59	0
Receivable for investments sold	14,719	2,155,715	160,774	3,402
OTC swap premiums paid	0	0	152	0
Variation margin receivable on financial derivative instruments	0	0	0	0
Unrealized appreciation on foreign currency contracts	184	0	3,492	0
Unrealized appreciation on OTC swap agreements	0	97	2,736	0
Receivable for Fund shares sold	1,077	2,267	11,465	1,771
Interest and dividends receivable	303	5,185	69,889	16,844
Dividends receivable from Affiliates	10	17	80	24
Other assets	0	0	20	23
	365,949	4,652,885	7,648,731	2,175,076

Liabilities:
Payable for investments purchased	$0	$2,508,494	$182,968	$0
Payable for investments in Affiliates purchased	10	17	80	24
Payable for reverse repurchase agreements	82,579	0	719,692	217,055
Payable for sale-buyback financing transactions	14,105	0	12,651	21,478
Payable for short sales	1,101	446,142	19,562	0
Written options outstanding	50	0	1,897	535
OTC swap premiums received	0	0	0	0
Variation margin payable on financial derivative instruments	0	0	6	0
Unrealized depreciation on foreign currency contracts	194	0	4,471	0
Unrealized depreciation on OTC swap agreements	0	0	0	0
Deposits from counterparty	60	6,088	10,657	80
Payable for Fund shares redeemed	74	7,170	3,132	2,592
Dividends payable	13	196	442	148
Overdraft due to custodian	0	0	0	0
Accrued investment advisory fees	62	364	1,404	365
Accrued supervisory and administrative fees	63	515	1,406	432
Accrued distribution fees	0	234	0	60
Accrued servicing fees	0	187	0	59
Reimbursement to PIMCO	0	0	0	0
Other liabilities	0	0	0	0
	98,311	2,969,407	958,368	242,828

Net Assets	$267,638	$1,683,478	$6,690,363	$1,932,248

Net Assets Consist of:
Paid in capital	$272,799	$1,679,440	$6,095,493	$1,954,527
Undistributed (overdistributed) net investment income	1,135	159	(3,161)	3,518
Accumulated undistributed net realized gain (loss)	(5,585)	(12,637)	62	(18,152)
Net unrealized appreciation (depreciation)	(711)	16,516	597,969	(7,645)
	$267,638	$1,683,478	$6,690,363	$1,932,248

Cost of Investments	$290,307	$2,412,772	$6,596,253	$2,054,774
Cost of Investments in Affiliates	$59,242	$55,565	$203,749	$105,520
Cost of Repurchase Agreements	$400	$3,078	$5,043	$942
Cost of Foreign Currency Held	$30	$0	$59	$0
Proceeds Received on Short Sales	$1,082	$445,099	$19,546	$0
Premiums Received on Written Options	$206	$0	$3,749	$1,092

30	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund III	PIMCO Total Return Fund IV	PIMCO Unconstrained Bond Fund

$622,795	$446,601	$3,709,633	$4,653,887	$924,936	$27,125,412
189,489	20,848	75,982	12,974	22,984	1,211,856
320	1,519	9,872	7,262	1,380	876,127
0	195	54	108	619	8,411
0	650	13	22	36	20
0	30	0	228	421	49,222
265,420	188,918	90,639	194,104	58,551	12,937,533
0	0	0	786	12	144,989
0	1	16	56	4	3,468
0	300	0	16,267	2,119	121,206
97	447	4,645	10,010	600	117,832
724	1,479	937	2,422	5,532	73,931
1,005	1,901	19,023	26,395	4,986	136,038
43	7	7	33	10	291
0	0	1	9	0	0
1,079,893	662,896	3,910,822	4,924,563	1,022,190	42,806,336

$525,658	$172,120	$557,648	$719,342	$116,836	$8,681,627
43	7	7	33	10	291
0	32,407	179,397	32,385	0	23,818
0	0	26,911	43,137	1,930	0
34,072	65,417	18,563	0	7,584	9,282,650
0	173	495	990	0	31,153
0	3,034	2,894	8,515	556	63,389
0	51	1,167	867	263	8,432
0	142	0	13,213	1,600	54,137
0	0	0	103	3	100,830
830	0	2,881	16,276	1,620	244,660
631	1,230	6,342	2,707	484	17,136
57	207	377	639	0	2,038
34	0	0	0	0	0
109	114	648	865	184	11,950
136	86	649	875	187	6,774
42	7	15	25	3	815
21	1	0	0	5	638
0	5	0	0	17	0
0	0	0	19	0	10
561,633	275,001	797,994	839,991	131,282	18,530,348

$518,260	$387,895	$3,112,828	$4,084,572	$890,908	$24,275,988

$520,004	$379,013	$2,957,697	$3,904,922	$859,935	$23,640,664
(38)	1,242	(130)	(14,777)	(2,330)	(44,303)
(2,178)	(1,146)	9,807	32,326	7,676	(53,770)
472	8,786	145,454	162,101	25,627	733,397
$518,260	$387,895	$3,112,828	$4,084,572	$890,908	$24,275,988

$622,340	$438,351	$3,571,555	$4,506,317	$900,533	$26,226,169
$189,534	$20,846	$75,973	$12,973	$22,981	$1,211,847
$320	$1,519	$9,872	$7,262	$1,380	$876,127
$0	$30	$0	$227	$419	$49,149
$34,035	$65,117	$18,557	$0	$7,575	$9,240,616
$0	$403	$2,889	$3,821	$0	$44,580

ANNUAL REPORT	MARCH 31, 2013	31

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO Extended Duration Fund	PIMCO GNMA Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund

Net Assets:
Institutional Class	$251,318	$486,148	$6,669,123	$1,546,068
Class P	16,320	110,566	21,240	40,134
Administrative Class	NA	NA	NA	66,872
Class D	NA	219,259	NA	NA
Class A	NA	583,927	NA	208,077
Class B	NA	7,790	NA	2,559
Class C	NA	275,788	NA	68,538
Class R	NA	NA	NA	NA

Shares Issued and Outstanding:
Institutional Class	32,136	42,143	563,864	143,427
Class P	2,087	9,585	1,796	3,723
Administrative Class	NA	NA	NA	6,204
Class D	NA	19,007	NA	NA
Class A	NA	50,619	NA	19,303
Class B	NA	675	NA	237
Class C	NA	23,908	NA	6,358
Class R	NA	NA	NA	NA

Net Asset Value and Redemption Price* Per Share Outstanding:
Institutional Class	$7.82	$11.54	$11.83	$10.78
Class P	7.82	11.54	11.83	10.78
Administrative Class	NA	NA	NA	10.78
Class D	NA	11.54	NA	NA
Class A	NA	11.54	NA	10.78
Class B	NA	11.54	NA	10.78
Class C	NA	11.54	NA	10.78
Class R	NA	NA	NA	NA

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

32	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund III	PIMCO Total Return Fund IV	PIMCO Unconstrained Bond Fund

$252,445	$328,002	$3,026,082	$3,853,810	$864,590	$16,836,479
36,644	11,097	17,169	111,523	394	2,891,666
42,414	NA	69,577	119,239	NA	NA
86,378	42,136	NA	NA	NA	1,488,822
77,316	4,653	NA	NA	21,829	1,958,198
806	NA	NA	NA	NA	NA
22,257	2,007	NA	NA	4,095	1,084,967
NA	NA	NA	NA	NA	15,856

23,868	29,471	284,184	390,003	79,301	1,457,277
3,465	997	1,612	11,286	36	250,287
4,010	NA	6,534	12,067	NA	NA
8,167	3,786	NA	NA	NA	128,865
7,310	418	NA	NA	2,002	169,491
76	NA	NA	NA	NA	NA
2,104	180	NA	NA	376	93,909
NA	NA	NA	NA	NA	1,372

$10.58	$11.13	$10.65	$9.88	$10.90	$11.55
10.58	11.13	10.65	9.88	10.90	11.55
10.58	NA	10.65	9.88	NA	NA
10.58	11.13	NA	NA	NA	11.55
10.58	11.13	NA	NA	10.90	11.55
10.58	NA	NA	NA	NA	NA
10.58	11.13	NA	NA	10.90	11.55
NA	NA	NA	NA	NA	11.55

ANNUAL REPORT	MARCH 31, 2013	33

Statements of Operations

Year Ended March 31, 2013
(Amounts in thousands)	PIMCO Extended Duration Fund	PIMCO GNMA Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund

Investment Income:
Interest, net of foreign taxes*	$11,138	$33,409	$266,735	$52,308
Dividends	0	0	560	0
Dividends from Affiliate investments	82	689	1,373	397
Total Income	11,220	34,098	268,668	52,705

Expenses:
Investment advisory fees	869	5,117	15,285	3,778
Supervisory and administrative fees	909	7,155	15,303	4,703
Distribution and/or servicing fees - Administrative Class	0	0	0	212
Distribution and/or servicing fees - Class D	0	697	0	0
Distribution fees - Class B	0	70	0	27
Distribution fees - Class C	0	2,277	0	550
Distribution fees - Class R	0	0	0	0
Servicing fees - Class A	0	1,708	0	624
Servicing fees - Class B	0	23	0	9
Servicing fees - Class C	0	759	0	183
Servicing fees - Class R	0	0	0	0
Trustees’ fees	1	4	13	4
Organization expense	0	0	0	0
Interest expense	126	298	1,572	427
Miscellaneous expense	0	1	0	4
Total Expenses	1,905	18,109	32,173	10,521
Waiver and/or Reimbursement by PIMCO	0	0	0	0
Net Expenses	1,905	18,109	32,173	10,521

Net Investment Income	9,315	15,989	236,495	42,184

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	34,820	27,784	181,846	76,519
Net realized (loss) on Affiliate investments	(26)	(316)	(448)	(137)
Net capital gain distributions received from Affiliate investments	2	19	35	10
Net realized gain (loss) on futures contracts	1,260	0	18,163	18,465
Net realized gain on written options	691	0	11,002	2,025
Net realized gain (loss) on swaps	(430)	(13)	(5,208)	(131)
Net realized gain (loss) on foreign currency transactions	173	0	5,271	0
Net change in unrealized appreciation (depreciation) on investments	(3,724)	568	127,523	(28,124)
Net change in unrealized appreciation (depreciation) on Affiliate investments	6	7	15	12
Net change in unrealized appreciation (depreciation) on futures contracts	(314)	0	(692)	(814)
Net change in unrealized appreciation (depreciation) on written options	(2)	0	136	238
Net change in unrealized appreciation (depreciation) on swaps	88	(100)	2,408	(430)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(2)	0	906	0
Net Gain	32,542	27,949	340,957	67,633

Net Increase in Net Assets Resulting from Operations	$41,857	$43,938	$577,452	$109,817

* Foreign tax withholdings	$0	$0	$0	$0

(1)	Period from October 22, 2012 to March 31, 2013.

34	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities Fund (1)	PIMCO Total Return Fund II	PIMCO Total Return Fund III	PIMCO Total Return Fund IV	PIMCO Unconstrained Bond Fund

$7,454	$3,632	$76,937	$108,006	$18,606	$601,695
0	0	6,662	2,567	0	2,511
428	82	1,218	1,213	379	2,295
7,882	3,714	84,817	111,786	18,985	606,501

1,315	358	7,670	9,804	1,927	101,313
1,648	267	7,687	9,896	1,944	58,369
142	0	200	280	0	0
235	14	0	0	0	3,214
8	0	0	0	0	0
182	2	0	0	11	7,571
0	0	0	0	0	39
201	2	0	0	27	4,395
3	0	0	0	0	0
61	1	0	0	4	2,524
0	0	0	0	0	39
1	0	7	8	2	38
0	54	0	0	0	0
7	25	44	37	4	2,442
0	0	0	0	17	0
3,803	723	15,608	20,025	3,936	179,944
0	(50)	0	0	0	(1,115)
3,803	673	15,608	20,025	3,936	178,829

4,079	3,041	69,209	91,761	15,049	427,672

6,417	393	135,978	127,049	20,592	401,741
(33)	(49)	(34)	(209)	(48)	(560)
5	3	0	0	0	46
0	(172)	1,021	1,385	3,233	6,243
0	0	16,328	17,393	0	77,007
2,869	219	(4,558)	4,128	2,988	(313,399)
0	329	0	(8,421)	2,807	81,032
7,263	7,950	(16,172)	34,579	11,191	647,398
(48)	2	5	1	2	15
0	(3)	491	1,638	1,858	(13,317)
0	229	(8,439)	(8,074)	0	20,969
(1,197)	459	(3,801)	(1,783)	(1,232)	(208,847)
0	149	0	8,939	2,153	40,661
15,276	9,509	120,819	176,625	43,544	738,989

$19,355	$12,550	$190,028	$268,386	$58,593	$1,166,661

$0	$0	$0	$19	$0	$10

ANNUAL REPORT	MARCH 31, 2013	35

Statements of Changes in Net Assets

	PIMCO Extended Duration Fund		PIMCO GNMA Fund		PIMCO Long Duration Total Return Fund		PIMCO Long-Term U.S. Government Fund

(Amounts in thousands)	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$9,315	$11,992	$15,989	$23,472	$236,495	$246,577	$42,184	$40,235
Net realized gain (loss)	36,514	109,462	27,771	82,855	211,074	294,335	96,878	222,601
Net realized gain (loss) on Affiliate investments	(26)	1	(316)	279	(448)	54	(137)	(8)
Net capital gain distributions received from Affiliate investments	2	0	19	0	35	0	10	0
Net change in unrealized appreciation (depreciation)	(3,954)	9,324	468	6,442	130,281	340,742	(29,130)	30,979
Net change in unrealized appreciation (depreciation) on Affiliate investments	6	0	7	(1)	15	(3)	12	(3)
Net increase resulting from operations	41,857	130,779	43,938	113,047	577,452	881,705	109,817	293,804

Distributions to Shareholders:
From net investment income
Institutional Class	(7,961)	(11,464)	(18,102)	(11,187)	(222,205)	(242,634)	(27,376)	(29,273)
Class P	(1,009)	(192)	(3,394)	(1,716)	(639)	(527)	(4,321)	(1,527)
Administrative Class	0	0	0	0	0	0	(1,916)	(2,425)
Class D	0	0	(6,670)	(4,205)	0	0	0	0
Class A	0	0	(16,378)	(10,931)	0	0	(5,333)	(6,131)
Class B	0	0	(151)	(138)	0	0	(51)	(119)
Class C	0	0	(5,044)	(2,534)	0	0	(1,019)	(1,168)
Class R	0	0	0	0	0	0	0	0
From net realized capital gains
Institutional Class	(78,969)	(24,778)	(9,829)	(15,928)	(238,255)	(234,196)	(88,976)	(114,013)
Class P	(4,124)	(125)	(2,124)	(2,758)	(796)	(588)	(3,087)	(6,608)
Administrative Class	0	0	0	0	0	0	(6,383)	(11,049)
Class D	0	0	(4,436)	(7,437)	0	0	0	0
Class A	0	0	(10,621)	(18,611)	0	0	(16,922)	(26,831)
Class B	0	0	(135)	(343)	0	0	(216)	(602)
Class C	0	0	(4,829)	(6,949)	0	0	(5,076)	(7,277)
Class R	0	0	0	0	0	0	0	0

Total Distributions	(92,063)	(36,559)	(81,713)	(82,737)	(461,895)	(477,945)	(160,676)	(207,023)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(61,215)	(97,740)	(356,542)	729,424	746,177	287,069	399,886	673,862

Total Increase (Decrease) in Net Assets	(111,421)	(3,520)	(394,317)	759,734	861,734	690,829	349,027	760,643

Net Assets:
Beginning of year or period	379,059	382,579	2,077,795	1,318,061	5,828,629	5,137,800	1,583,221	822,578
End of year or period*	$267,638	$379,059	$1,683,478	$2,077,795	$6,690,363	$5,828,629	$1,932,248	$1,583,221

*Including undistributed (overdistributed) net investment income of:	$1,135	$660	$159	$4,505	$(3,161)	$10,227	$3,518	$749

**	See note 12 in the Notes to Financial Statements.
^	Amount is less than $500.

36	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

PIMCO Mortgage-Backed Securities Fund		PIMCO Mortgage Opportunities Fund	PIMCO Total Return Fund II		PIMCO Total Return Fund III		PIMCO Total Return Fund IV		PIMCO Unconstrained Bond Fund

Year Ended March 31, 2013	Year Ended March 31, 2012	Period from October 22, 2012 to March 31, 2013	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Period from May 26, 2011 to March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012

$4,079	$10,178	$3,041	$69,209	$88,030	$91,761	$97,278	$15,049	$7,864	$427,672	$521,766
9,286	26,813	769	148,769	28,281	141,534	69,350	29,620	5,566	252,624	(222,463)
(33)	53	(49)	(34)	(133)	(209)	(27)	(48)	91	(560)	661
5	0	3	0	0	0	0	0	0	46	0
6,066	(7,958)	8,784	(27,921)	78,732	35,299	(3,994)	13,970	11,655	486,864	(163,098)
(48)	3	2	5	(106)	1	(62)	2	0	15	(172)
19,355	29,089	12,550	190,028	194,804	268,386	162,545	58,593	25,176	1,166,661	136,694

(8,407)	(5,219)	(3,370)	(72,202)	(89,402)	(126,104)	(116,251)	(21,700)	(8,936)	(363,333)	(247,389)
(1,138)	(972)	(72)	(407)	(175)	(3,060)	(1,951)	(128)	(39)	(49,191)	(32,724)
(1,729)	(1,782)	0	(1,711)	(2,181)	(3,648)	(3,162)	0	0	0	0
(2,853)	(2,281)	(187)	0	0	0	0	0	0	(34,631)	(26,329)
(2,425)	(2,004)	(31)	0	0	0	0	(277)	(19)	(46,834)	(47,697)
(23)	(35)	0	0	0	0	0	0	0	0	0
(565)	(436)	(6)	0	0	0	0	(34)	0	(20,517)	(15,798)
0	0	0	0	0	0	0	0	0	(366)	(419)

(2,747)	(5,630)	0	(117,620)	0	(86,732)	(29)	(21,114)	0	(14,630)	0
(369)	(1,313)	0	(750)	0	(2,374)	(0)^	(146)	0	(2,015)	0
(567)	(2,049)	0	(2,873)	0	(2,708)	(1)	0	0	0	0
(999)	(2,881)	0	0	0	0	0	0	0	(1,564)	0
(845)	(2,439)	0	0	0	0	0	(337)	0	(2,070)	0
(11)	(56)	0	0	0	0	0	0	0	0	0
(266)	(787)	0	0	0	0	0	(67)	0	(1,193)	0
0	0	0	0	0	0	0	0	0	(18)	0

(22,944)	(27,884)	(3,666)	(195,563)	(91,758)	(224,626)	(121,394)	(43,803)	(8,994)	(536,362)	(370,356)

(12,661)	13,624	379,011	(311,862)	40,211	290,625	404,919	170,191	689,745	9,554,609	(1,647,574)

(16,250)	14,829	387,895	(317,397)	143,257	334,385	446,070	184,981	705,927	10,184,908	(1,881,236)

534,510	519,681	0	3,430,225	3,286,968	3,750,187	3,304,117	705,927	0	14,091,080	15,972,316
$518,260	$534,510	$387,895	$3,112,828	$3,430,225	$4,084,572	$3,750,187	$890,908	$705,927	$24,275,988	$14,091,080

$(38)	$4,385	$1,242	$(130)	$(540)	$(14,777)	$12,228	$(2,330)	$2,070	$(44,303)	$73,842

ANNUAL REPORT	MARCH 31, 2013	37

Statement of Cash Flows

Year Ended March 31, 2013
(Amounts in thousands)	PIMCO Extended Duration Fund

Cash flows provided by operating activities:

Net increase in net assets resulting from operations	$41,857

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(426,530)
Proceeds from sales of long-term securities	592,906
(Purchases) of short-term portfolio investments, net	(54,802)
Decrease in deposits with counterparty	6
Decrease in receivable for investments sold	3,242
Decrease in interest and dividends receivable	196
Increase in deposits from counterparty	60
(Decrease) in payable for investments purchased	(57,763)
(Decrease) in accrued investment advisory fees	(16)
(Decrease) in accrued supervisory and administrative fees	(20)
Proceeds from short sales transactions, net	1,098
(Decrease) in variation margin receivable (payable) on financial derivative instruments	(230)
Proceeds from currency transactions	173
Net change in unrealized depreciation investments	3,724
Net change in unrealized (appreciation) on Affiliate investments	(6)
Net change in unrealized depreciation on futures contracts	314
Net change in unrealized depreciation on written options	2
Net change in unrealized (appreciation) on swaps	(88)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	2
Net realized (gain) on investments, written options, and foreign currency transactions	(35,660)
Net amortization (accretion) on investments	(9,544)
Net cash provided by operating activities	58,921

Cash flows (used for) financing activities:
Proceeds from shares sold	145,212
Payment on shares redeemed	(293,245)
Cash dividend paid*	(1,769)
Proceeds from reverse repurchase agreements	336,674
Payments on reverse repurchase agreements	(259,355)
Proceeds from sale-buyback transactions	662,426
Payments on sale-buyback transactions	(648,321)
Proceeds from deposits from counterparty	1,380
Payments on deposits from counterparty	(1,380)
Net cash (used for) financing activities	(58,378)

Net Increase in Cash and Foreign Currency	543

Cash and Foreign Currency:
Beginning of year	18
End of year	$561

* Reinvestment of dividends	$90,405

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$102

38	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Extended Duration Fund

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.4%

BANKING & FINANCE 0.6%
American International Group, Inc.
8.250% due 08/15/2018	$1,200	$1,559

INDUSTRIALS 0.1%
Georgia-Pacific LLC
7.750% due 11/15/2029	30	41
News America, Inc.
6.150% due 02/15/2041	100	120

		161

UTILITIES 0.7%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	900	1,151
Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018	700	850

		2,001

Total Corporate Bonds & Notes (Cost $2,929)		3,721

MUNICIPAL BONDS & NOTES 0.4%

NEVADA 0.1%
Clark County, Nevada School District General Obligation Bonds, (AGM Insured), Series 2005
5.000% due 06/15/2020	300	337

NORTH CAROLINA 0.2%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	400	469

OHIO 0.1%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	100	90
Hamilton County, Ohio Sales Tax Revenue Bonds, (AMBAC Insured), Series 2000
0.000% due 12/01/2028	300	156

		246

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	100	86

Total Municipal Bonds & Notes (Cost $1,003)		1,138

U.S. GOVERNMENT AGENCIES 8.1%
Fannie Mae
0.000% due 11/15/2030	400	221
4.000% due 02/25/2019	82	86
5.000% due 08/25/2033	49	57
5.500% due 04/25/2033 - 06/25/2037	449	518
6.000% due 12/25/2034	165	199
Financing Corp.
0.000% due 09/26/2019	200	182

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
0.000% due 03/15/2028 - 07/15/2031	$17,109	$9,923
0.603% due 01/15/2033	1	1
5.500% due 02/15/2024	49	56
6.000% due 06/15/2035	266	339
Ginnie Mae
5.500% due 10/20/2037	134	167
Israel Government AID Bond
0.000% due 05/15/2021 - 05/15/2023	5,900	4,703
5.500% due 09/18/2023	300	391
NCUA Guaranteed Notes
0.573% due 11/06/2017	1,012	1,016
Resolution Funding Corp. Strips
0.000% due 04/15/2028 - 04/15/2029	3,191	1,992
Small Business Administration
5.290% due 12/01/2027	323	368
Tennessee Valley Authority
4.625% due 09/15/2060	1,300	1,489

Total U.S. Government Agencies (Cost $19,040)		21,708

U.S. TREASURY OBLIGATIONS 92.3%
U.S. Treasury Bonds
3.125% due 11/15/2041 (d)(e)	2,900	2,924
5.250% due 11/15/2028 (d)	2,200	2,983
5.375% due 02/15/2031	700	975
U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2023 (d)	1,397	1,510
U.S. Treasury Strips
0.000% due 11/15/2027	4,500	3,048
0.000% due 05/15/2033	16,000	8,570
0.000% due 11/15/2033	18,700	9,825
0.000% due 02/15/2036	22,600	10,997
0.000% due 05/15/2036	25,000	11,900
0.000% due 11/15/2039 (d)	107,200	44,960
0.000% due 05/15/2040	1,450	596
0.000% due 08/15/2040	49,200	19,979
0.000% due 11/15/2040	30,100	12,100
0.000% due 02/15/2041	50,700	20,191
0.000% due 05/15/2041	71,600	28,202
0.000% due 11/15/2041	84,200	32,450
0.000% due 02/15/2042 (d)(e)	93,800	35,789

Total U.S. Treasury Obligations (Cost $252,379)		246,999

MORTGAGE-BACKED SECURITIES 2.7%
Bear Stearns Adjustable Rate Mortgage Trust
2.600% due 03/25/2035	15	15
Citigroup Mortgage Loan Trust, Inc.
2.550% due 10/25/2035	450	426
Countrywide Alternative Loan Trust
0.413% due 07/20/2046^	1,298	702
Countrywide Home Loan Mortgage Pass-Through Trust
3.082% due 09/25/2047^	648	539
Credit Suisse First Boston Mortgage Securities Corp.
2.547% due 07/25/2033	2	2

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		$1,300	$1,487
Indymac Index Mortgage Loan Trust
0.394% due 09/25/2046		1,279	941
JPMorgan Mortgage Trust
3.003% due 07/25/2035		330	340
WaMu Mortgage Pass-Through Certificates
0.907% due 01/25/2047		5	4
0.997% due 12/25/2046		1,958	1,529
2.462% due 10/25/2046		13	12
Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043		1,100	1,253

Total Mortgage-Backed Securities (Cost $6,378)			7,250

ASSET-BACKED SECURITIES 0.0%
Bear Stearns Asset-Backed Securities Trust
3.084% due 07/25/2036		11	10

Total Asset-Backed Securities (Cost $11)			10

SOVEREIGN ISSUES 3.2%
Canada Housing Trust
2.400% due 12/15/2022	CAD	300	299
Province of Ontario
4.600% due 06/02/2039		400	464
4.700% due 06/02/2037		800	933
Province of Quebec
5.750% due 12/01/2036		5,300	6,925

Total Sovereign Issues (Cost $8,567)			8,621

SHORT-TERM INSTRUMENTS 22.3%

REPURCHASE AGREEMENTS 0.1%
Banc of America Securities LLC
0.210% due 04/01/2013		$400	400

(Dated 03/28/2013. Collateralized by U.S. Treasury Bonds 3.125% due 02/15/2043 valued at $410. Repurchase proceeds are $400.)

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (b) 22.2%
PIMCO Short-Term Floating NAV Portfolio		5,920,652	59,248

Total Short-Term Instruments (Cost $59,642)			59,648

Total Investments 130.4% (Cost $349,949)			$349,095

Written Options (g) (0.0%) (Premiums $206)			(50)

Other Assets and Liabilities (Net) (30.4%)			(81,407)

Net Assets 100.0%			$267,638

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	39

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

(a)	Principal amount of security is adjusted for inflation.
(b)	Affiliated to the Fund.
(c)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $50,221 at a weighted average interest rate of 0.242%.
(d)	Securities with an aggregate market value of $85,115 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
BOM	0.180%	03/07/2013	04/02/2013	$1,003	$(1,003)
	0.200%	03/14/2013	04/04/2013	43,416	(43,420)
BOS	0.230%	03/13/2013	04/12/2013	32,634	(32,638)
BSN	0.190%	03/05/2013	04/04/2013	3,014	(3,015)
	0.200%	03/05/2013	04/04/2013	1,507	(1,507)
JPS	0.200%	03/15/2013	04/11/2013	996	(996)

					$(82,579)

(e)	Securities with an aggregate market value of $14,536 have been pledged or delivered as collateral for forward settling transactions, such as delayed-delivery or sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of March 31, 2013.
(f)	Sale-buyback financing transactions as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions
GLM	0.280%	03/15/2013	04/04/2013	$13,198	$(13,199)
TDM	0.230%	03/13/2013	04/12/2013	905	(906)

					$(14,105)

(g)	Written options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013	EUR	13,300	$30	$(3)
Put - OTC 2-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		6,600	14	(2)
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	1.300%	04/29/2013	$	4,500	8	(1)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		9,300	21	(1)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	06/17/2013		1,200	3	(1)
Put - OTC 5-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.500%	06/03/2013	EUR	7,100	34	(1)
Put - OTC 5-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		2,800	13	(1)
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		1,600	8	(1)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013	$	2,900	14	(11)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		2,900	12	(9)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		2,000	11	(7)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		2,000	8	(6)

								$176	$(44)

Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$3,400	$30	$(6)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2012	101	$95,400	EUR	0	$1,022
Sales	171	202,600		31,400	614
Closing Buys	(101)	(45,000)		0	(647)
Expirations	(136)	(184,600)		0	(666)
Exercised	(35)	(40,200)		0	(117)

Balance at 03/31/2013	0	$28,200	EUR	31,400	$206

40	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(h)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (1)
U.S. Treasury Bonds	5.250%	11/15/2028	$800	$1,082	$(1,101)

(1)	Market value includes $16 of interest payable on short sales.

(i)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	BRL	6,134	$	3,120	FBF	$85	$0	$85
04/2013		6,134		3,046	UAG	10	0	10
04/2013	MXN	1,148		90	UAG	0	(3)	(3)
04/2013	$	3,046	BRL	6,134	FBF	0	(11)	(11)
04/2013		2,967		6,134	UAG	69	0	69
04/2013		88	MXN	1,148	JPM	5	0	5
06/2013	CAD	8,850	$	8,597	CBK	0	(99)	(99)
06/2013	EUR	1,000		1,287	BPS	5	0	5
06/2013		427		555	BRC	7	0	7
06/2013	$	3,096	BRL	6,134	FBF	0	(81)	(81)
06/2013		89	MXN	1,148	UAG	3	0	3

						$184	$(194)	$(10)

(j)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$1,559	$0	$1,559
Industrials	0	161	0	161
Utilities	0	2,001	0	2,001
Municipal Bonds & Notes
Nevada	0	337	0	337
North Carolina	0	469	0	469
Ohio	0	246	0	246
West Virginia	0	86	0	86
U.S. Government Agencies	0	20,692	1,016	21,708
U.S. Treasury Obligations	0	246,999	0	246,999
Mortgage-Backed Securities	0	7,250	0	7,250
Asset-Backed Securities	0	10	0	10
Sovereign Issues	0	8,621	0	8,621
Short-Term Instruments
Repurchase Agreements	0	400	0	400

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Central Funds Used for Cash Management Purposes	$59,248	$0	$0	$59,248
	$59,248	$288,831	$1,016	$349,095

Short Sales, at value	$0	$(1,101)	$0	$(1,101)

Financial Derivative Instruments - Assets
Foreign Exchange Contracts	$0	$184	$0	$184

Financial Derivative Instruments - Liabilities
Foreign Exchange Contracts	0	(194)	0	(194)
Interest Rate Contracts	0	(44)	(6)	(50)
	$0	$(238)	$(6)	$(244)

Totals	$59,248	$287,676	$1,010	$347,934

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
U.S. Government Agencies	$1,268	$0	$(256)	$0	$0	$4	$0	$0	$1,016	$4

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(6)	$0	$0	$0	$0	$0	$0	$0	$(6)	$0

Totals	$1,262	$0	$(256)	$0	$0	$4	$0	$0	$1,010	$4

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	41

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
U.S. Government Agencies	$1,016	Third Party Vendor	Broker Quote	100.41

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(6)	Indicative Market Quotations	Broker Quote	0.18

Total	$1,010

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(k)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$184	$0	$184

Liabilities:
Written options outstanding	$0	$0	$0	$0	$50	$50
Unrealized depreciation on foreign currency contracts	0	0	0	194	0	194

	$0	$0	$0	$194	$50	$244

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(527)	$(527)
Net realized gain on futures contracts	0	0	604	0	656	1,260
Net realized gain on written options	0	0	0	0	691	691
Net realized gain (loss) on swaps	0	(489)	0	0	59	(430)
Net realized gain on foreign currency transactions	0	0	0	179	0	179

	$0	$(489)	$604	$179	$879	$1,173

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(46)	$(46)
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(314)	(314)
Net change in unrealized (depreciation) on written options	0	0	0	0	(2)	(2)
Net change in unrealized appreciation on swaps	0	88	0	0	0	88
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	2	0	2

	$0	$88	$0	$2	$(362)	$(272)

(1)	See note 6 in the Notes to Financial Statements for additional information.

42	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(l)	Collateral (Received) for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)	Net Exposures (1)
BOA	$(4)	$0	$(4)
BPS	5	0	5
BRC	5	0	5
CBK	(105)	0	(105)
DUB	(2)	0	(2)
FBF	(9)	0	(9)
GLM	(20)	0	(20)
JPM	(8)	0	(8)
MYC	(1)	(60)	(61)
UAG	79	0	79

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	43

Schedule of Investments PIMCO GNMA Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 138.4%
Fannie Mae
3.000% due 04/01/2043	$92,000	$94,918
4.000% due 08/01/2020 - 05/01/2043	122,309	130,593
4.033% due 03/01/2018	4	4
4.283% due 03/25/2039	5,967	6,297
4.500% due 04/01/2034 - 04/01/2043	1,671	1,817
5.000% due 12/01/2021 - 04/01/2043	10,314	11,244
5.500% due 02/01/2027 - 11/01/2039	1,657	1,831
6.000% due 07/01/2022 - 11/01/2038	8,548	9,517
Freddie Mac
1.268% due 04/25/2021 (a)	24,880	2,076
1.950% due 06/01/2030	1	1
2.509% due 05/01/2019	3	3
2.575% due 05/01/2031	9	9
5.000% due 10/01/2029	206	224
5.500% due 06/01/2035 - 03/01/2041	446	488
7.500% due 08/15/2029 (a)	12	2
Ginnie Mae
0.086% due 01/16/2044 (a)	44,171	207
0.198% due 10/16/2042 (a)	15,780	4
0.403% due 01/16/2031 - 02/16/2032	1,033	1,039
0.453% due 08/16/2032	442	444
0.503% due 12/16/2026 - 08/16/2031	326	329
0.653% due 11/16/2029	1,447	1,459
0.703% due 07/16/2028	57	57
0.750% due 05/16/2027	37	37
0.753% due 04/16/2032	123	125
0.883% due 02/20/2060	22,376	22,685
0.916% due 01/16/2052 (a)	50,452	2,379
1.057% due 07/20/2062	9,777	9,928
1.076% due 10/16/2044 (a)	53,452	3,348
1.076% due 03/20/2058	78,799	79,900
1.227% due 05/20/2061	7,815	7,968
1.260% due 08/20/2058	44,316	45,214
1.268% due 11/16/2051 (a)	41,415	2,173
1.304% due 01/16/2030	1,839	1,886
1.344% due 05/20/2061	3,825	3,932
1.384% due 11/16/2044 (a)	32,232	2,636
1.463% due 11/16/2043 (a)	34,317	2,810
1.487% due 04/16/2042 (a)	46,613	3,276
1.529% due 08/16/2052 (a)	49,268	3,895
1.625% due 02/20/2030 - 02/20/2035	1,307	1,367
1.891% due 08/16/2040 (a)	44,352	3,347
1.941% due 04/20/2061	7,403	7,872
2.000% due 06/20/2038	347	362
2.500% due 12/15/2026 - 04/01/2043	97,415	97,682
3.000% due 04/20/2026 - 05/01/2043	31,601	33,564

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.150% due 11/15/2042 - 01/15/2043	$1,250	$1,309
3.500% due 11/15/2025 - 06/01/2043	433,163	463,905
4.000% due 05/20/2016 - 05/01/2043	218,064	236,058
4.050% due 04/15/2040 - 12/15/2040	5,477	6,005
4.500% due 02/20/2018 - 12/20/2041	454,588	500,853
4.875% due 08/15/2039 - 10/15/2040	2,612	2,866
5.000% due 11/15/2032 - 05/01/2043	285,049	313,035
5.500% due 04/15/2025 - 05/01/2043	108,930	118,539
6.000% due 06/15/2028 - 05/01/2043	46,355	52,138
6.500% due 11/15/2023 - 05/01/2043	31,261	35,770
7.500% due 12/15/2023 - 06/15/2032	299	362

Total U.S. Government Agencies (Cost $2,310,960)		2,329,789

MORTGAGE-BACKED SECURITIES 4.8%
Bear Stearns Adjustable Rate Mortgage Trust
2.240% due 08/25/2035	4,530	4,568
Bear Stearns Commercial Mortgage Securities
0.366% due 09/11/2042 (a)	17,669	34
Bear Stearns Structured Products, Inc.
2.618% due 01/26/2036	4,524	3,551
Citigroup/Deutsche Bank Commercial Mortgage Trust
0.486% due 10/15/2048 (a)	112,044	312
Credit Suisse First Boston Mortgage Securities Corp.
0.827% due 03/25/2032	25	23
Credit Suisse Mortgage Pass-Through Certificates
0.560% due 09/15/2039 (a)	71,791	205
JPMorgan Alternative Loan Trust
0.704% due 06/27/2037	8,304	6,786
JPMorgan Chase Commercial Mortgage Securities Corp.
0.578% due 07/15/2019	533	521
Merrill Lynch Mortgage Investors Trust
2.440% due 10/25/2035	830	826
Mortgage Equity Conversion Asset Trust
0.630% due 01/25/2042	10,156	8,309
0.630% due 02/25/2042	8,565	7,179
0.660% due 05/25/2042	53,644	44,122
0.670% due 10/25/2041	2,986	2,448
Structured Asset Mortgage Investments, Inc.
0.863% due 09/19/2032	78	77
Wells Fargo Commercial Mortgage Trust
2.157% due 10/15/2045 (a)	13,516	1,834

Total Mortgage-Backed Securities (Cost $82,200)		80,795

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 1.1%
Amortizing Residential Collateral Trust
0.784% due 07/25/2032	$19	$17
Centex Home Equity
0.504% due 01/25/2032	25	23
CIT Group Home Equity Loan Trust
0.744% due 06/25/2033	24	22
Conseco Finance Securitizations Corp.
7.970% due 05/01/2032	1,212	887
Home Equity Asset Trust
0.804% due 11/25/2032	3	2
Massachusetts Educational Financing Authority
1.251% due 04/25/2038	3,137	3,171
South Carolina Student Loan Corp.
0.837% due 03/01/2018	2,353	2,360
1.037% due 03/02/2020	8,400	8,453
1.287% due 09/03/2024	4,300	4,381
Structured Asset Securities Corp.
0.784% due 01/25/2033	50	48

Total Asset-Backed Securities (Cost $19,332)		19,364

SHORT-TERM INSTRUMENTS 3.5%

REPURCHASE AGREEMENTS 0.2%
State Street Bank and Trust Co.
0.010% due 04/01/2013	3,078	3,078

(Dated 03/28/2013. Collateralized by Fannie Mae 2.140% due 11/07/2022 valued at $3,141. Repurchase proceeds are $3,078.)

U.S. TREASURY BILLS 0.0%
0.081% due 04/18/2013 (d)	280	280

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (b) 3.3%
PIMCO Short-Term Floating NAV Portfolio	5,550,568	55,545
PIMCO Short-Term Floating NAV Portfolio III	2,612	26

		55,571

Total Short-Term Instruments (Cost $58,923)		58,929

Total Investments 147.8% (Cost $2,471,415)		$2,488,877

Other Assets and Liabilities (Net) (47.8%)		(805,399)

Net Assets 100.0%		$1,683,478

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Affiliated to the Fund.
(c)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $9,026 at a weighted average interest rate of 0.192%.

44	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(d)	Securities with an aggregate market value of $280 have been pledged or delivered as collateral for forward settling transactions, such as delayed-delivery or sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of March 31, 2013.
(e)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Asset-Backed Securities - Buy Protection (1)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized Appreciation
Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	GST	(2.500%	)	10/11/2021	$	500	$97	$0	$97

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on asset-backed securities serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.000%	04/01/2028	$1,000	$1,048	$(1,052)
Fannie Mae	3.500%	04/01/2028	61,000	64,579	(64,679)
Fannie Mae	3.500%	04/01/2043	91,150	95,669	(96,277)
Fannie Mae	4.500%	04/01/2043	30,000	32,203	(32,330)
Fannie Mae	5.000%	04/01/2043	24,000	25,984	(26,002)
Fannie Mae	5.000%	05/01/2043	16,000	17,326	(17,326)
Fannie Mae	5.500%	04/01/2043	2,000	2,176	(2,182)
Fannie Mae	5.500%	05/01/2043	16,000	17,435	(17,440)
Fannie Mae	6.000%	04/01/2043	5,000	5,477	(5,477)
Ginnie Mae	3.000%	05/01/2043	50,000	52,011	(52,141)
Ginnie Mae	4.000%	03/01/2043	3,000	3,275	(3,272)
Ginnie Mae	4.000%	05/01/2043	45,000	48,923	(48,960)
Ginnie Mae	4.500%	04/01/2043	30,000	32,803	(32,845)
Ginnie Mae	4.500%	05/01/2043	37,500	40,979	(40,978)
Ginnie Mae	5.000%	04/01/2043	4,750	5,211	(5,181)

				$445,099	$(446,142)

(g)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
U.S. Government Agencies	$0	$2,329,789	$0	$2,329,789
Mortgage-Backed Securities	0	18,737	62,058	80,795
Asset-Backed Securities	0	19,364	0	19,364
Short-Term Instruments
Repurchase Agreements	0	3,078	0	3,078
U.S. Treasury Bills	0	280	0	280
Central Funds Used for Cash Management Purposes	55,571	0	0	55,571
	$55,571	$2,371,248	$62,058	$2,488,877

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Short Sales, at value	$0	$(446,142)	$0	$(446,142)

Financial Derivative Instruments - Assets
Credit Contracts	$0	$97	$0	$97

Totals	$55,571	$1,925,203	$62,058	$2,042,832

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	45

Schedule of Investments PIMCO GNMA Fund (Cont.)

March 31, 2013

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (2)
Investments, at value
U.S. Government Agencies	$284,819	$326	$(120,461)	$141	$2,180	$566	$0	$(167,571)	$0	$0
Mortgage-Backed Securities	21,604	41,551	(3,508)	320	563	1,528	0	0	62,058	2,370

Totals	$306,423	$41,877	$(123,969)	$461	$2,743	$2,094	$0	$(167,571)	$62,058	$2,370

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Mortgage-Backed Securities	$62,058	Third Party Vendor	Broker Quote	81.81-83.81

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(h)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on OTC swap agreements	$0	$97	$0	$0	$0	$97

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized (Loss) on Derivatives:
Net realized (loss) on swaps	$0	$(13)	$0	$0	$0	$(13)

Net Change in Unrealized (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on swaps	$0	$(100)	$0	$0	$0	$(100)

(1)	See note 6 in the Notes to Financial Statements for additional information.

(i)	Collateral (Received) for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)	Net Exposures (1)
GST	$97	$(100)	$(3)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

46	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Long Duration Total Return Fund

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.8%
HJ Heinz Co.
3.500% due 03/27/2020		$44,000	$43,890
5.000% due 03/27/2014		8,000	7,962

Total Bank Loan Obligations (Cost $51,850)			51,852

CORPORATE BONDS & NOTES 41.5%

BANKING & FINANCE 13.4%
AIG SunAmerica Global Financing
6.900% due 03/15/2032		735	985
Allstate Life Global Funding Trusts
5.375% due 04/30/2013		100	100
American Express Co.
4.050% due 12/03/2042		10,125	9,778
American International Group, Inc.
5.850% due 01/16/2018		3,000	3,521
6.250% due 05/01/2036		8,280	10,390
6.765% due 11/15/2017	GBP	367	668
6.820% due 11/15/2037		$1,722	2,238
8.175% due 05/15/2068		3,400	4,594
8.250% due 08/15/2018		1,900	2,468
Anadarko Finance Co.
7.500% due 05/01/2031		20,222	26,906
Asian Development Bank
5.820% due 06/16/2028		500	659
Aviation Loan Trust
2.390% due 12/15/2022		5,477	5,088
Banco Bradesco S.A.
2.390% due 05/16/2014		19,400	19,644
Banco del Estado de Chile
2.000% due 11/09/2017		12,000	12,048
Banco do Brasil S.A.
4.500% due 01/20/2016	EUR	12,000	16,367
Bank of America Corp.
0.620% due 08/15/2016		$100	97
5.700% due 01/24/2022		10,000	11,742
Bank of America N.A.
6.000% due 10/15/2036		12,790	15,402
Bank One Corp.
7.625% due 10/15/2026		95	130
8.000% due 04/29/2027		100	144
Barclays Bank PLC
6.050% due 12/04/2017		1,100	1,232
10.179% due 06/12/2021		11,560	15,546
Barrick International Barbados Corp.
6.350% due 10/15/2036		10,490	12,110
BBVA Bancomer S.A.
6.500% due 03/10/2021		3,900	4,446
Berkshire Hathaway, Inc.
4.500% due 02/11/2043		37,400	37,929
BNP Paribas S.A.
5.186% due 06/29/2015 (d)		3,100	2,991
Citigroup, Inc.
5.365% due 03/06/2036 (n)	CAD	4,440	4,344
5.850% due 12/11/2034		$220	259
6.125% due 08/25/2036		7,000	8,043
6.625% due 06/15/2032		4,250	5,087
6.875% due 03/05/2038		20,500	27,027
8.125% due 07/15/2039		22,200	32,697
Commonwealth Bank of Australia
5.000% due 10/15/2019		1,900	2,226
Credit Agricole S.A.
8.375% due 10/13/2019 (d)		10,000	10,987
Fidelity National Financial, Inc.
5.500% due 09/01/2022		700	797

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fifth Third Bancorp
6.250% due 05/01/2013		$255	$256
FMR LLC
4.950% due 02/01/2033		3,000	3,118
5.150% due 02/01/2043		3,300	3,464
Ford Holdings LLC
9.300% due 03/01/2030		10,000	14,102
General Electric Capital Corp.
5.500% due 09/15/2066	GBP	100	154
5.875% due 01/14/2038		$29,600	34,686
6.150% due 08/07/2037		4,455	5,397
6.375% due 11/15/2067		250	266
6.750% due 03/15/2032		18,880	24,133
Goldman Sachs Group, Inc.
5.750% due 01/24/2022		25,300	29,488
6.125% due 02/15/2033		350	404
6.250% due 02/01/2041		25,500	30,460
6.450% due 05/01/2036		900	975
6.750% due 10/01/2037		20,185	22,722
7.250% due 04/10/2028	GBP	2,000	4,064
HBOS PLC
6.000% due 11/01/2033		$2,600	2,505
6.750% due 05/21/2018		8,500	9,494
HCP, Inc.
6.750% due 02/01/2041		800	1,039
Health Care REIT, Inc.
5.125% due 03/15/2043		12,400	12,174
HSBC Bank USA N.A.
5.625% due 08/15/2035		400	451
5.875% due 11/01/2034		230	268
7.000% due 01/15/2039		19,550	25,892
HSBC Capital Funding LP
4.610% due 06/27/2013 (d)		600	600
HSBC Holdings PLC
6.375% due 10/18/2022	GBP	2,300	3,906
6.500% due 05/02/2036		$7,840	9,657
6.500% due 09/15/2037		7,900	9,723
6.800% due 06/01/2038		2,800	3,596
ING Bank NV
1.681% due 06/09/2014		15,600	15,785
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		8,600	8,781
JPMorgan Chase & Co.
3.200% due 01/25/2023		1,400	1,402
4.250% due 10/15/2020		7,000	7,697
4.350% due 08/15/2021		10,000	11,058
4.400% due 07/22/2020		10,000	11,109
6.400% due 05/15/2038		2,305	2,971
7.900% due 04/30/2018 (d)		1,400	1,611
Lehman Brothers Holdings, Inc.
1.000% due 09/27/2027^		1,200	324
Lloyds TSB Bank PLC
12.000% due 12/16/2024 (d)		3,500	4,694
Merrill Lynch & Co., Inc.
0.510% due 05/30/2014	EUR	2,500	3,195
6.110% due 01/29/2037		$200	226
6.875% due 04/25/2018		20,350	24,601
7.750% due 04/30/2018	GBP	1,900	3,603
7.750% due 05/14/2038		$400	536
MetLife, Inc.
5.700% due 06/15/2035		5,500	6,468
Monumental Global Funding
5.500% due 04/22/2013		100	100
Morgan Stanley
0.605% due 01/09/2014		5,400	5,389
5.625% due 09/23/2019		800	922
6.250% due 08/28/2017		8,200	9,556

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.375% due 07/24/2042	$4,300	$5,193
6.625% due 04/01/2018	5,000	5,986
7.300% due 05/13/2019	1,000	1,240
National Rural Utilities Cooperative Finance Corp.
4.023% due 11/01/2032	580	595
New York Life Insurance Co.
6.750% due 11/15/2039	5,300	7,145
North American Development Bank
4.375% due 02/11/2020	10,625	11,817
Northwestern Mutual Life Insurance Co.
6.063% due 03/30/2040	10,000	12,623
Pacific Life Insurance Co.
9.250% due 06/15/2039	12,800	18,723
Prudential Financial, Inc.
6.625% due 12/01/2037	1,000	1,263
Rabobank Capital Funding Trust
5.260% due 12/31/2013 (d)	8,000	8,144
Rabobank Group
3.950% due 11/09/2022	3,100	3,130
11.000% due 06/30/2019 (d)	8,200	11,036
RBS Capital Trust
6.425% due 01/03/2034 (d)	6,690	5,937
Regions Financial Corp.
7.375% due 12/10/2037	4,000	4,500
Resona Bank Ltd.
5.850% due 04/15/2016 (d)	100	108
Royal Bank of Scotland Group PLC
7.648% due 09/30/2031 (d)	1,250	1,313
SAFG Retirement Services, Inc.
5.600% due 07/31/2097	700	696
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017	1,000	1,083
5.717% due 06/16/2021	3,200	3,486
6.125% due 02/07/2022	9,000	10,080
Simon Property Group LP
6.750% due 02/01/2040	5,900	7,906
SLM Corp.
5.625% due 08/01/2033	6,400	5,952
8.000% due 03/25/2020	3,900	4,539
Teachers Insurance & Annuity Association of America
6.850% due 12/16/2039	18,900	25,348
U.S. Trade Funding Corp.
4.260% due 11/15/2014	3,170	3,256
UBS AG
4.875% due 08/04/2020	3,075	3,569
Vnesheconombank Via VEB Finance PLC
6.800% due 11/22/2025	2,300	2,703
Wachovia Bank N.A.
5.850% due 02/01/2037	1,050	1,276
6.600% due 01/15/2038	18,561	24,704
Wachovia Corp.
5.625% due 10/15/2016	100	114
Wells Fargo & Co.
7.980% due 03/15/2018 (d)	3,200	3,698
Weyerhaeuser Co.
7.375% due 03/15/2032	15,400	19,571

		898,446

INDUSTRIALS 19.5%
AbbVie, Inc.
2.900% due 11/06/2022	6,800	6,825
4.400% due 11/06/2042	8,900	9,027
Actavis, Inc.
4.625% due 10/01/2042	600	609
ADT Corp.
3.500% due 07/15/2022	4,700	4,698
4.125% due 06/15/2023	12,700	13,215

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	47

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Alcoa, Inc.
5.400% due 04/15/2021	$7,300	$7,577
ALROSA Finance S.A.
7.750% due 11/03/2020	800	941
Altria Group, Inc.
9.950% due 11/10/2038	18,645	30,852
10.200% due 02/06/2039	1,800	3,043
America Movil S.A.B. de C.V.
6.125% due 03/30/2040	10,700	12,581
6.375% due 03/01/2035	700	843
Amgen, Inc.
5.150% due 11/15/2041	6,900	7,445
5.650% due 06/15/2042	19,800	23,009
6.375% due 06/01/2037	2,500	3,112
6.400% due 02/01/2039	5,000	6,242
6.900% due 06/01/2038	1,200	1,593
Anadarko Petroleum Corp.
6.450% due 09/15/2036	1,525	1,883
7.950% due 06/15/2039	1,300	1,834
AngloGold Ashanti Holdings PLC
6.500% due 04/15/2040	8,100	8,085
Anheuser-Busch Cos. LLC
6.450% due 09/01/2037	500	667
Anheuser-Busch InBev Worldwide, Inc.
8.200% due 01/15/2039	1,000	1,616
ArcelorMittal
7.250% due 03/01/2041	18,700	18,686
Archer-Daniels-Midland Co.
4.016% due 04/16/2043	8,600	8,283
Baker Hughes, Inc.
5.125% due 09/15/2040	3,900	4,559
Barrick Gold Corp.
5.800% due 11/15/2034	10	11
Barrick North America Finance LLC
5.700% due 05/30/2041	9,100	9,692
Barrick PD Australia Finance Pty. Ltd.
5.950% due 10/15/2039	5,100	5,566
BMC Software, Inc.
4.500% due 12/01/2022	4,400	4,497
Boston Scientific Corp.
7.000% due 11/15/2035	4,200	5,368
7.375% due 01/15/2040	12,750	17,229
Braskem Finance Ltd.
7.000% due 05/07/2020	1,000	1,133
Burlington Northern Santa Fe LLC
6.150% due 05/01/2037	450	568
6.200% due 08/15/2036	800	996
6.530% due 07/15/2037	200	251
Cameron International Corp.
5.950% due 06/01/2041	8,100	9,899
Canadian Natural Resources Ltd.
5.850% due 02/01/2035	2,090	2,430
6.250% due 03/15/2038	8,100	9,873
6.450% due 06/30/2033	100	123
6.500% due 02/15/2037	250	312
6.750% due 02/01/2039	3,725	4,811
CC Holdings GS LLC
3.849% due 04/15/2023	3,800	3,839
Cenovus Energy, Inc.
6.750% due 11/15/2039	13,400	17,414
CenterPoint Energy Resources Corp.
5.850% due 01/15/2041	4,600	5,798
Cliffs Natural Resources, Inc.
6.250% due 10/01/2040	4,400	4,078
Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	1,300	1,586

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Comcast Corp.
2.850% due 01/15/2023	$2,000	$1,999
4.250% due 01/15/2033	9,100	9,204
4.500% due 01/15/2043	7,100	7,177
6.400% due 03/01/2040	27,000	34,338
6.550% due 07/01/2039	1,150	1,489
7.050% due 03/15/2033	7,590	10,068
Conoco Funding Co.
7.250% due 10/15/2031	10	14
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	3,000	3,120
Corp. Nacional del Cobre de Chile
7.500% due 01/15/2019	200	253
COX Communications, Inc.
4.700% due 12/15/2042	3,900	3,860
6.450% due 12/01/2036	400	487
8.375% due 03/01/2039	22,438	33,396
Crown Americas LLC
6.250% due 02/01/2021	10,000	10,975
Crown Castle Towers LLC
6.113% due 01/15/2040	1,100	1,349
CSX Corp.
4.100% due 03/15/2044	8,600	8,174
6.150% due 05/01/2037	800	980
6.220% due 04/30/2040	4,200	5,252
CVS Caremark Corp.
5.750% due 05/15/2041	250	298
6.125% due 09/15/2039	1,200	1,490
CVS Pass-Through Trust
5.789% due 01/10/2026	2,808	3,177
5.926% due 01/10/2034	2,530	3,004
6.036% due 12/10/2028	137	162
7.507% due 01/10/2032	15,543	20,204
Deutsche Telekom International Finance BV
8.750% due 06/15/2030	19,927	28,321
9.250% due 06/01/2032	3,700	5,676
Devon Energy Corp.
4.750% due 05/15/2042	12,000	11,788
5.600% due 07/15/2041	4,000	4,394
7.950% due 04/15/2032	6,905	9,520
Devon Financing Corp. LLC
7.875% due 09/30/2031	3,755	5,112
Dow Chemical Co.
4.375% due 11/15/2042	29,000	27,976
5.250% due 11/15/2041	4,100	4,407
9.400% due 05/15/2039	15,000	23,962
Eaton Corp
4.150% due 11/02/2042	7,900	7,749
El Paso Pipeline Partners Operating Co. LLC
4.700% due 11/01/2042	1,300	1,243
Eli Lilly & Co.
5.550% due 03/15/2037	35	43
Enbridge Energy Partners LP
6.300% due 12/15/2034	900	1,016
Encana Corp.
6.500% due 02/01/2038	9,550	11,248
6.625% due 08/15/2037	8,400	10,063
Energy Transfer Partners LP
6.625% due 10/15/2036	5,200	5,956
Enterprise Products Operating LLC
4.450% due 02/15/2043	10,300	9,962
4.850% due 03/15/2044	2,700	2,772
5.700% due 02/15/2042	16,700	19,051
5.750% due 03/01/2035	600	692
5.950% due 02/01/2041	1,500	1,747
6.125% due 10/15/2039	800	945
6.875% due 03/01/2033	10,000	12,725

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First American Financial Corp.
4.300% due 02/01/2023	$4,500	$4,696
Ford Motor Co.
7.450% due 07/16/2031	7,400	9,407
Freeport-McMoRan Copper & Gold, Inc.
3.875% due 03/15/2023	3,200	3,218
5.450% due 03/15/2043	15,800	15,697
Georgia-Pacific LLC
5.400% due 11/01/2020	1,900	2,253
7.750% due 11/15/2029	80	109
8.000% due 01/15/2024	1,750	2,428
8.875% due 05/15/2031	5,700	8,549
Gerdau Holdings, Inc.
7.000% due 01/20/2020	1,100	1,259
Gerdau Trade, Inc.
5.750% due 01/30/2021	500	536
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020 (a)	10,500	10,526
Hess Corp.
7.300% due 08/15/2031	1,300	1,630
HJ Heinz Finance Co.
7.125% due 08/01/2039	7,850	8,782
KeySpan Corp.
5.803% due 04/01/2035	120	137
Kinder Morgan Energy Partners LP
5.800% due 03/15/2035	4,450	5,027
6.375% due 03/01/2041	1,300	1,575
6.500% due 09/01/2039	7,000	8,490
6.950% due 01/15/2038	15,970	20,141
7.300% due 08/15/2033	3,000	3,855
7.400% due 03/15/2031	300	387
Kraft Foods Group, Inc.
6.500% due 02/09/2040	41,400	53,347
Kroger Co.
6.900% due 04/15/2038	9,600	12,069
7.500% due 04/01/2031	200	257
McDonald’s Corp.
5.700% due 02/01/2039	55	71
McKesson Corp.
2.700% due 12/15/2022	3,500	3,481
Meccanica Holdings USA, Inc.
6.250% due 01/15/2040	2,900	2,561
NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (d)	10,000	10,154
NBCUniversal Media LLC
5.950% due 04/01/2041	8,300	10,063
6.400% due 04/30/2040	9,500	12,107
Newmont Mining Corp.
6.250% due 10/01/2039	16,700	19,276
News America, Inc.
6.150% due 02/15/2041	10,300	12,398
6.200% due 12/15/2034	300	357
6.650% due 11/15/2037	5,000	6,206
Norfolk Southern Corp.
2.903% due 02/15/2023	232	233
4.837% due 10/01/2041	7,000	7,646
ONEOK Partners LP
6.125% due 02/01/2041	7,915	9,253
Pemex Project Funding Master Trust
6.625% due 06/15/2035	520	625
6.625% due 06/15/2038	3,600	4,320
Pernod-Ricard S.A.
5.750% due 04/07/2021	3,000	3,573
Petro-Canada
5.950% due 05/15/2035	300	358
Petrobras International Finance Co.
6.750% due 01/27/2041	19,500	22,171

48	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 01/20/2040	$16,900	$19,525
7.875% due 03/15/2019	10,500	12,834
Pfizer, Inc.
7.200% due 03/15/2039	2,330	3,441
Philip Morris International, Inc.
6.375% due 05/16/2038	4,200	5,473
PPG Industries, Inc.
5.500% due 11/15/2040	6,800	7,758
Pride International, Inc.
7.875% due 08/15/2040	8,100	11,703
QVC, Inc.
5.950% due 03/15/2043	3,500	3,503
Reynolds American, Inc.
7.250% due 06/15/2037	1,700	2,226
Rio Tinto Finance USA PLC
4.750% due 03/22/2042	600	629
Roche Holdings, Inc.
7.000% due 03/01/2039	5,500	8,026
Rockies Express Pipeline LLC
6.850% due 07/15/2018	200	206
6.875% due 04/15/2040	7,500	6,825
7.500% due 07/15/2038	4,100	3,813
SES
3.600% due 04/04/2023 (a)	4,600	4,609
5.300% due 04/04/2043 (a)	3,800	3,803
Sinochem Overseas Capital Co. Ltd.
6.300% due 11/12/2040	11,100	12,838
Stanley Black & Decker, Inc.
5.200% due 09/01/2040	4,800	5,413
Suncor Energy, Inc.
6.500% due 06/15/2038	800	1,023
6.850% due 06/01/2039	2,500	3,316
Sunoco Logistics Partners Operations LP
4.950% due 01/15/2043	2,000	1,971
Target Corp.
7.000% due 01/15/2038	9,140	13,123
Teck Resources Ltd.
5.400% due 02/01/2043	5,000	4,769
6.000% due 08/15/2040	5,000	5,211
6.250% due 07/15/2041	2,110	2,243
Telefonica Emisiones S.A.U.
7.045% due 06/20/2036	7,100	7,667
Tennessee Gas Pipeline Co. LLC
7.000% due 10/15/2028	3,000	4,091
7.625% due 04/01/2037	4,720	6,701
8.375% due 06/15/2032	3,600	5,124
Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036	1,000	1,277
Texas Eastern Transmission LP
7.000% due 07/15/2032	3,250	4,385
Time Warner Cable, Inc.
6.550% due 05/01/2037	7,300	8,462
6.750% due 06/15/2039	2,700	3,202
7.300% due 07/01/2038	1,225	1,531
Time Warner, Inc.
5.875% due 11/15/2016	100	116
6.100% due 07/15/2040	14,180	16,525
6.200% due 03/15/2040	7,800	9,120
6.250% due 03/29/2041	18,845	22,393
6.500% due 11/15/2036	8,662	10,486
7.700% due 05/01/2032	70	96
TransCanada PipeLines Ltd.
7.625% due 01/15/2039	10,000	14,414
Transocean, Inc.
6.800% due 03/15/2038	14,100	15,600
U.S. Airways Pass-Through Trust
4.625% due 12/03/2026	6,700	6,985

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.900% due 04/01/2026	$4,000	$4,470
Union Pacific Corp.
6.150% due 05/01/2037	400	509
UST LLC
5.750% due 03/01/2018	600	706
Vale Overseas Ltd.
6.875% due 11/21/2036	1,210	1,382
6.875% due 11/10/2039	4,300	4,932
8.250% due 01/17/2034	3,800	4,916
Viacom, Inc.
4.375% due 03/15/2043	1,064	989
Wal-Mart Stores, Inc.
5.000% due 10/25/2040	4,200	4,840
5.625% due 04/15/2041	12,200	15,345
6.500% due 08/15/2037	22,676	30,778
Whirlpool Corp.
3.700% due 03/01/2023	1,500	1,533
Williams Cos., Inc.
8.750% due 03/15/2032	309	418
Williams Partners LP
6.300% due 04/15/2040	2,200	2,573
Yum! Brands, Inc.
6.875% due 11/15/2037	100	131

		1,304,743

UTILITIES 8.6%
AEP Texas Central Co.
6.650% due 02/15/2033	1,800	2,306
AGL Capital Corp.
5.875% due 03/15/2041	9,600	12,167
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	5,400	6,907
Allegheny Energy Supply Co. LLC
6.750% due 10/15/2039	11,500	13,239
Appalachian Power Co.
6.700% due 08/15/2037	210	273
7.000% due 04/01/2038	500	673
AT&T, Inc.
4.300% due 12/15/2042	6,871	6,439
4.350% due 06/15/2045	1,156	1,081
5.350% due 09/01/2040	45,722	49,210
6.300% due 01/15/2038	13,750	16,574
6.500% due 09/01/2037	50	62
6.550% due 02/15/2039	9,700	12,042
BellSouth Corp.
6.550% due 06/15/2034	365	433
British Telecommunications PLC
9.625% due 12/15/2030	730	1,136
Carolina Power & Light Co.
6.300% due 04/01/2038	800	1,067
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	5,900	6,756
Cleco Power LLC
6.000% due 12/01/2040	4,700	5,523
CMS Energy Corp.
6.250% due 02/01/2020	2,500	3,062
ConocoPhillips Canada Funding Co.
5.950% due 10/15/2036	5,000	6,262
Consolidated Edison Co. of New York, Inc.
6.750% due 04/01/2038	19,190	26,929
Duke Energy Carolinas LLC
6.050% due 04/15/2038	2,000	2,590
Duke Energy Ohio, Inc.
5.400% due 06/15/2033	110	118
Electricite de France S.A.
5.500% due 01/26/2014	100	104

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.950% due 01/26/2039	$6,070	$7,941
Entergy Mississippi, Inc.
3.100% due 07/01/2023	5,000	5,055
Exelon Generation Co. LLC
6.250% due 10/01/2039	9,500	11,087
FirstEnergy Corp.
7.375% due 11/15/2031	8,950	10,525
FirstEnergy Solutions Corp.
6.800% due 08/15/2039	14,300	16,996
Florida Power & Light Co.
3.800% due 12/15/2042	1,300	1,279
5.625% due 04/01/2034	100	124
5.850% due 02/01/2033	60	76
5.950% due 02/01/2038	200	261
5.960% due 04/01/2039	5,000	6,581
Florida Power Corp.
3.850% due 11/15/2042	9,600	9,200
6.350% due 09/15/2037	200	266
6.400% due 06/15/2038	1,300	1,743
France Telecom S.A.
8.500% due 03/01/2031	9,875	13,941
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	6,800	6,740
Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022	11,000	11,495
4.950% due 02/06/2028	18,400	18,216
7.288% due 08/16/2037	5,300	6,439
8.146% due 04/11/2018	1,050	1,274
8.625% due 04/28/2034	3,510	4,782
9.250% due 04/23/2019	225	291
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	2,800	3,036
Indiana Michigan Power Co.
6.050% due 03/15/2037	800	968
Kentucky Utilities Co.
5.125% due 11/01/2040	7,500	9,023
Koninklijke KPN NV
8.375% due 10/01/2030	3,000	3,943
Majapahit Holding BV
7.875% due 06/29/2037	2,900	3,777
MidAmerican Energy Holdings Co.
6.125% due 04/01/2036	2,305	2,879
6.500% due 09/15/2037	5,300	6,915
NGPL PipeCo LLC
7.119% due 12/15/2017	200	214
7.768% due 12/15/2037	24,545	25,036
Niagara Mohawk Power Corp.
4.119% due 11/28/2042	3,500	3,432
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016	1,500	1,613
Ohio Power Co.
5.850% due 10/01/2035	100	121
6.000% due 06/01/2016	20	23
6.600% due 02/15/2033	30	39
6.600% due 03/01/2033	65	84
Oncor Electric Delivery Co. LLC
7.250% due 01/15/2033	3,000	4,028
Pacific Gas & Electric Co.
5.400% due 01/15/2040	1,500	1,789
6.350% due 02/15/2038	13,200	17,371
PacifiCorp
5.750% due 04/01/2037	60	76
6.000% due 01/15/2039	2,040	2,675
6.100% due 08/01/2036	60	79
6.250% due 10/15/2037	105	141
Pennsylvania Electric Co.
6.150% due 10/01/2038	2,400	2,856

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	49

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Petroleos Mexicanos
6.500% due 06/02/2041	$10,000	$11,825
Plains All American Pipeline LP
2.850% due 01/31/2023	12,400	12,237
4.300% due 01/31/2043	14,650	14,137
6.650% due 01/15/2037	4,100	5,283
PPL Electric Utilities Corp.
5.200% due 07/15/2041	1,600	1,925
Progress Energy, Inc.
7.750% due 03/01/2031	3,500	4,838
PSEG Power LLC
8.625% due 04/15/2031	600	875
Public Service Co. of Colorado
6.250% due 09/01/2037	235	317
Public Service Electric & Gas Co.
5.800% due 05/01/2037	145	187
Puget Energy, Inc.
6.000% due 09/01/2021	10,500	11,961
Qtel International Finance Ltd.
5.000% due 10/19/2025	900	999
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	850	1,016
Rosneft Oil Co. via Rosneft International Finance Ltd.
4.199% due 03/06/2022	7,100	7,056
Shell International Finance BV
3.625% due 08/21/2042	1,600	1,558
5.500% due 03/25/2040	11,265	14,114
Sierra Pacific Power Co.
6.750% due 07/01/2037	3,600	4,857
Southern California Edison Co.
5.625% due 02/01/2036	2,000	2,485
5.950% due 02/01/2038	7,710	10,027
6.000% due 01/15/2034	3,600	4,673
Telecom Italia Capital S.A.
7.721% due 06/04/2038	8,900	9,320
TNK-BP Finance S.A.
6.625% due 03/20/2017	500	568
7.500% due 07/18/2016	1,100	1,266
Verizon Communications, Inc.
5.850% due 09/15/2035	3,062	3,531
6.900% due 04/15/2038	16,100	20,732
7.350% due 04/01/2039	1,512	2,041
Virginia Electric and Power Co.
6.000% due 01/15/2036	20	26
8.875% due 11/15/2038	6,550	11,065
Vodafone Group PLC
6.150% due 02/27/2037	10,410	12,405

		570,707

Total Corporate Bonds & Notes (Cost $2,474,696)		2,773,896

MUNICIPAL BONDS & NOTES 7.9%

CALIFORNIA 3.0%
Anaheim Public Financing Authority, California Revenue Bonds, (NPFGC Insured), Series 2007
4.750% due 02/01/2039	2,700	2,805
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	11,000	15,029
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	12,100	17,099
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	20,035	27,810
7.500% due 04/01/2034	200	279
7.550% due 04/01/2039	100	144

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State General Obligation Bonds, (BABs), Series 2010
7.625% due 03/01/2040	$2,900	$4,197
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	6,800	7,947
Calleguas-Las Virgenes Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
5.944% due 07/01/2040	1,200	1,453
East Bay Municipal Utility District, California Revenue Bonds, (BABs), Series 2010
5.874% due 06/01/2040	3,900	5,078
Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2038	300	313
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	200	192
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042	11,300	15,482
6.750% due 08/01/2049	15,800	22,304
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	2,500	3,098
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	8,600	11,181
Los Angeles Department of Airports, California Revenue Bonds, Series 2012
5.000% due 05/15/2035	3,020	3,470
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	200	290
Los Angeles Unified School District, California General Obligation Bonds, (AGM Insured), Series 2007
4.500% due 07/01/2023	100	112
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	130	176
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2009
6.538% due 07/01/2039	10,000	11,844
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2010
6.947% due 07/01/2040	500	623
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	900	1,188
Newport Beach, California Revenue Bonds, Series 2011
6.000% due 12/01/2040	1,100	1,305
Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	1,900	2,642
Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
6.400% due 02/01/2044	500	678
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	1,400	1,910
San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	2,400	2,701
San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	7,800	10,361
Santa Clara Valley Transportation Authority, California Revenue Bonds, (BABs), Series 2010
5.876% due 04/01/2032	3,905	4,740

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
University of California Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	$11,550	$15,166
University of California Revenue Bonds, (BABs), Series 2010
6.296% due 05/15/2050	3,750	4,483
6.548% due 05/15/2048	4,300	5,683

		201,783

COLORADO 0.2%
Colorado Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2006
5.000% due 09/01/2036	1,500	1,603
Colorado State Certificates of Participation Bonds, (BABs), Series 2009
6.650% due 09/15/2045	1,000	1,342
Denver, Colorado City & County Revenue Bonds, Series 2011
5.000% due 11/15/2021	3,445	4,123
5.250% due 11/15/2022	2,550	3,064
Denver, Colorado City & County Revenue Notes, Series 2011
5.000% due 11/15/2020	1,000	1,194
5.750% due 11/15/2020	600	748

		12,074

FLORIDA 0.1%
Miami-Dade County, Florida Aviation Revenue Bonds, (AGM Insured), Series 2008
5.000% due 10/01/2041	2,100	2,299

GEORGIA 0.1%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	4,800	5,610

ILLINOIS 0.0%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	600	737

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	150	150

MICHIGAN 0.2%
Detroit, Michigan Water Supply System Revenue Bonds, (AGM Insured), Series 2006
5.000% due 07/01/2029	250	262
Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	11,100	13,541

		13,803

MISSISSIPPI 0.1%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.413% due 01/01/2040	3,100	3,899

NEW JERSEY 0.7%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	8,600	12,551
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	3,665	5,176

50	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2010
0.000% due 12/15/2031	$50,000	$21,675
0.000% due 12/15/2033	10,000	3,885
0.000% due 12/15/2040	20,760	5,272

		48,559

NEW YORK 1.2%
JPMorgan Chase Putters/Drivers Trust, New York Revenue Bonds, Series 2008
8.422% due 06/15/2031	2,000	2,677
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.687% due 11/15/2040	10,000	12,971
6.814% due 11/15/2040	6,800	8,959
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.271% due 12/01/2037	4,000	5,238
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2009
5.750% due 06/15/2041	10,650	13,762
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043	400	498
5.882% due 06/15/2044	1,100	1,455
6.011% due 06/15/2042	11,220	15,026
6.491% due 06/15/2042	4,000	4,809
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2043	5,500	6,046
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.572% due 11/01/2038	200	246
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2011
5.000% due 02/01/2035	200	226
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.628% due 03/15/2039	700	854
New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	300	355
Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	8,675	8,672

		81,794

OHIO 0.5%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	16,480	23,002
American Municipal Power, Inc. Ohio Revenue Bonds, Series 2010
7.734% due 02/15/2033	4,625	6,311
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	400	360
JobsOhio Beverage System Revenue Bonds, Series 2013
4.532% due 01/01/2035	1,400	1,446
University of Toledo, Ohio Revenue Bonds, (BABs), Series 2009
7.875% due 06/01/2031	2,000	2,299

		33,418

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 0.1%
School District of Philadelphia, Pennsylvania General Obligation Bonds, (BABs), Series 2010
6.615% due 06/01/2030	$600	$719
6.765% due 06/01/2040	2,900	3,444

		4,163

TEXAS 1.7%
Austin, Texas Electric Utility Revenue Bonds, Series 2012
5.000% due 11/15/2037	8,000	9,091
5.000% due 11/15/2040	1,300	1,464
Bexar County, Texas General Obligation Bonds, (BABs), Series 2009
6.628% due 06/15/2039	1,300	1,530
Cypress-Fairbanks Independent School District, Texas General Obligation Bonds, (BABs), Series 2009
6.629% due 02/15/2038	13,900	16,333
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2009
6.249% due 12/01/2034	6,900	8,101
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2010
5.022% due 12/01/2048	14,600	17,342
Dallas Convention Center Hotel Development Corp. Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	5,450	6,951
Dallas County, Texas Hospital District General Obligation Bonds, (BABs), Series 2009
5.621% due 08/15/2044	2,100	2,630
JPMorgan Chase Putters/Drivers Trust, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2008
8.494% due 02/15/2031	1,300	1,778
JPMorgan Chase Putters/Drivers Trust, Texas Revenue Bonds, Series 2008
8.411% due 02/01/2027	1,000	1,358
8.495% due 10/01/2031	2,400	3,346
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	2,900	3,942
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.718% due 02/01/2041	5,350	6,884
5.808% due 02/01/2041	4,800	6,204
6.308% due 02/01/2037	2,500	2,990
Texas State General Obligation Bonds, (BABs), Series 2009
6.072% due 10/01/2029	2,000	2,401
Texas Transportation Commission Revenue Bonds, Series 2010
5.028% due 04/01/2026	15,600	19,040
5.178% due 04/01/2030	3,200	3,913

		115,298

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	2,320	2,000

Total Municipal Bonds & Notes (Cost $432,919)		525,587

U.S. GOVERNMENT AGENCIES 15.9%
Fannie Mae
0.000% due 06/01/2017 - 05/15/2030	124,562	102,745
0.264% due 07/25/2037	64	62
0.334% due 03/25/2036	19	18
0.404% due 10/27/2037	2,400	2,403

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.604% due 09/25/2032	$91	$90
0.804% due 05/25/2030	2,582	2,586
1.375% due 06/01/2043	321	326
2.008% due 06/01/2035	2,030	2,121
2.121% due 04/01/2035	750	794
2.141% due 10/01/2035	1,456	1,537
2.175% due 06/01/2035	1,314	1,390
2.251% due 12/01/2034	1,337	1,428
2.284% due 12/01/2033	62	67
2.492% due 11/01/2034	2,569	2,763
2.640% due 05/25/2035	1,755	1,852
2.645% due 09/01/2035	95	101
2.816% due 08/01/2035	176	188
3.314% due 09/25/2020	20,000	21,498
4.000% due 02/25/2019	82	86
5.000% due 08/25/2033	48	57
5.331% due 11/01/2035	77	82
5.500% due 04/25/2033 - 06/25/2037	5,327	6,546
5.625% due 04/17/2028 - 07/15/2037	47,925	66,298
5.900% due 07/25/2042	19	22
6.000% due 10/25/2021 - 04/18/2036	16,183	18,676
6.080% due 09/01/2028	1,800	2,535
6.210% due 08/06/2038	12,900	19,113
6.250% due 05/15/2029	5,400	7,700
6.590% due 05/25/2032	28	28
6.625% due 11/15/2030 (j)	10,860	16,238
7.125% due 01/15/2030	3,800	5,844
8.100% due 08/12/2019	200	284
Federal Farm Credit Bank
5.125% due 07/09/2029	500	646
5.750% due 12/07/2028	20	27
Federal Home Loan Bank
6.640% due 12/13/2016	50	61
Financing Corp.
0.000% due 02/08/2018 - 09/26/2019	68,974	65,557
Freddie Mac
0.000% due 03/15/2031	22,400	11,931
0.353% due 07/15/2019 - 10/15/2020	607	606
0.433% due 02/15/2019	274	274
0.603% due 01/15/2033	14	14
0.703% due 09/15/2030	6	6
1.375% due 10/25/2044 - 02/25/2045	92	91
2.500% due 05/17/2018	1,390	1,394
2.723% due 10/01/2035	137	146
2.726% due 06/01/2035	75	80
2.850% due 04/01/2035	195	208
4.000% due 06/15/2041	11,635	12,620
5.000% due 08/15/2020 - 12/01/2038	3,442	3,774
5.400% due 03/17/2021	500	568
5.500% due 02/15/2024	66	75
6.000% due 06/15/2035 - 10/01/2037	25,640	28,864
6.250% due 07/15/2032	1,500	2,191
6.500% due 10/25/2043	134	161
6.750% due 03/15/2031	10,100	15,246
8.250% due 06/01/2016	130	160
Ginnie Mae
1.750% due 05/20/2030	148	156
5.000% due 03/20/2040	9,971	11,969
Israel Government AID Bond
0.000% due 05/15/2020 - 11/01/2024	45,126	34,958

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	51

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 09/18/2023 - 09/18/2033	$117,122	$153,080
Residual Funding Corp. Strips
0.000% due 10/15/2019 - 04/15/2030	378,302	248,354
Resolution Funding Corp. Strips
0.000% due 01/15/2025 - 07/15/2029	48,108	32,370
Small Business Administration
5.290% due 12/01/2027	1,076	1,225
5.510% due 11/01/2027	288	331
Tennessee Valley Authority
4.625% due 09/15/2060	25,700	29,442
4.875% due 01/15/2048	4,050	4,865
5.375% due 04/01/2056	14,983	19,519
5.880% due 04/01/2036	21,400	29,424
6.235% due 07/15/2045	1,022	1,284
7.125% due 05/01/2030	45,000	68,291

Total U.S. Government Agencies (Cost $912,462)		1,065,446

U.S. TREASURY OBLIGATIONS 32.4%
U.S. Treasury Bonds
2.750% due 11/15/2042	48,400	44,967
3.125% due 11/15/2041 (g)	155,100	156,360
3.125% due 02/15/2042 (g)	314,600	316,861
4.250% due 11/15/2040 (g)(h)(k)	141,150	173,901
4.375% due 11/15/2039	11,400	14,312
4.375% due 05/15/2041	60,300	75,799
4.500% due 05/15/2038	82,300	105,023
4.750% due 02/15/2041	42,600	56,678
5.250% due 11/15/2028 (g)	267,100	362,213
5.375% due 02/15/2031 (g)	157,700	219,622
6.000% due 02/15/2026 (g)(k)	177,500	252,910
U.S. Treasury Inflation Protected Securities (c)
0.750% due 02/15/2042	34,443	36,138
1.250% due 07/15/2020	26,396	31,572
2.000% due 01/15/2026	6,845	8,931
U.S. Treasury Strips
0.000% due 11/15/2032	52,000	28,441
0.000% due 05/15/2033	8,800	4,713
0.000% due 11/15/2033	18,800	9,877
0.000% due 05/15/2034	10,700	5,504
0.000% due 02/15/2036	29,600	14,403
0.000% due 05/15/2037	134,800	62,307
0.000% due 05/15/2039	13,100	5,603
0.000% due 11/15/2039	246,600	103,424
0.000% due 05/15/2040	19,850	8,157
0.000% due 08/15/2040	43,900	17,827
0.000% due 11/15/2040	110,700	44,500
0.000% due 02/15/2041	17,880	7,121
0.000% due 05/15/2042	1,300	491

Total U.S. Treasury Obligations (Cost $2,168,099)		2,167,655

MORTGAGE-BACKED SECURITIES 3.2%
1345 Avenue of the Americas & Park Avenue Plaza Trust
5.278% due 08/10/2035	6,000	7,260
American Home Mortgage Assets LLC
1.098% due 11/25/2046	2,815	1,587
American Home Mortgage Investment Trust
2.457% due 02/25/2045	37	37
Banc of America Commercial Mortgage Trust
0.372% due 06/10/2049	523	523
5.623% due 06/10/2049	488	487

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Funding Corp.
2.631% due 05/25/2035	$56	$58
2.687% due 02/20/2036	2,046	1,997
5.623% due 01/20/2047^	123	96
Banc of America Large Loan Trust
2.503% due 11/15/2015	27,148	27,371
Banc of America Mortgage Trust
6.500% due 09/25/2033	4	4
Banc of America Re-REMIC Trust
5.573% due 12/24/2049	8,800	9,809
5.675% due 02/24/2051	5,300	6,016
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.877% due 07/10/2042	725	755
7.226% due 10/11/2037	88	91
Bear Stearns Adjustable Rate Mortgage Trust
2.320% due 08/25/2035	760	774
2.470% due 10/25/2035	341	331
2.600% due 03/25/2035	3,111	3,145
2.671% due 10/25/2035	1,135	1,140
2.733% due 11/25/2030	170	174
2.793% due 03/25/2035	311	314
2.799% due 05/25/2034	28	26
3.018% due 02/25/2034	46	46
3.018% due 05/25/2047^	3,837	3,142
3.080% due 11/25/2034	111	111
Bear Stearns Alt-A Trust
2.869% due 11/25/2036	437	308
2.926% due 09/25/2035	11,777	9,965
2.932% due 11/25/2036	271	185
Chase Mortgage Finance Corp.
2.799% due 03/25/2037	1,301	1,185
5.500% due 11/25/2035	5,000	5,001
Citigroup Mortgage Loan Trust, Inc.
0.274% due 01/25/2037	108	59
1.004% due 08/25/2035	539	397
2.270% due 09/25/2035	541	539
2.340% due 09/25/2035	382	377
2.550% due 10/25/2035	16,801	15,914
2.570% due 10/25/2035	248	244
Countrywide Alternative Loan Trust
0.394% due 09/25/2046	3,293	2,325
0.398% due 12/20/2046	1,943	1,252
0.413% due 03/20/2046	453	300
0.484% due 02/25/2037	211	143
5.500% due 03/25/2036	235	181
6.250% due 08/25/2037^	339	274
Countrywide Home Loan Mortgage Pass-Through Trust
0.434% due 05/25/2035	208	171
0.524% due 03/25/2035	634	444
0.544% due 06/25/2035	166	150
2.541% due 02/20/2036	377	293
2.783% due 02/20/2036	330	287
2.800% due 02/20/2035	138	132
2.868% due 08/25/2034	333	305
2.889% due 04/20/2035	83	82
2.920% due 11/20/2034	57	54
2.927% due 11/25/2034	322	303
3.057% due 08/25/2034	112	99
5.250% due 05/25/2035	227	71
Credit Suisse First Boston Mortgage Securities Corp.
2.547% due 07/25/2033	87	87
2.618% due 08/25/2033	50	50
CW Capital Cobalt Commercial Mortgage Trust
5.484% due 04/15/2047	500	573
DBUBS Mortgage Trust
1.552% due 07/12/2044	9,192	9,500

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DLJ Mortgage Acceptance Corp.
4.622% due 11/25/2023	$13	$12
Downey Savings & Loan Association Mortgage Loan Trust
0.463% due 08/19/2045	343	294
First Horizon Mortgage Pass-Through Trust
2.615% due 08/25/2035	100	99
2.678% due 12/25/2034	24	23
GE Capital Commercial Mortgage Corp.
4.596% due 11/10/2038	1,143	1,163
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	4,789	5,479
GS Mortgage Securities Corp.
4.473% due 03/10/2044	2,600	2,963
GSR Mortgage Loan Trust
2.662% due 09/25/2035	282	292
5.111% due 11/25/2035	62	61
Harborview Mortgage Loan Trust
0.383% due 07/19/2046	4,103	2,675
0.393% due 01/19/2038	1,203	960
0.443% due 03/19/2036	402	269
2.959% due 07/19/2035	500	475
Indymac Index Mortgage Loan Trust
0.404% due 06/25/2047	1,475	1,057
2.647% due 12/25/2034	61	54
2.718% due 04/25/2037	290	210
5.041% due 04/25/2037^	679	496
JPMorgan Chase Commercial Mortgage Securities Corp.
4.106% due 07/15/2046	11,400	12,746
5.429% due 12/12/2043	600	675
JPMorgan Mortgage Trust
3.003% due 07/25/2035	10,322	10,642
4.863% due 02/25/2035	32	32
LB-UBS Commercial Mortgage Trust
4.568% due 01/15/2031	9	9
5.020% due 08/15/2029	1,140	1,185
5.866% due 09/15/2045	3,200	3,704
MASTR Adjustable Rate Mortgages Trust
0.414% due 04/25/2046	1,309	951
2.630% due 11/21/2034	599	626
MASTR Alternative Loans Trust
5.500% due 01/25/2025	314	318
Mellon Residential Funding Corp.
0.643% due 12/15/2030	196	191
0.903% due 11/15/2031	165	163
Merrill Lynch Floating Trust
0.740% due 07/09/2021	1,897	1,870
Merrill Lynch Mortgage Investors Trust
0.414% due 02/25/2036	758	677
0.454% due 11/25/2035	20	19
1.204% due 10/25/2035	39	39
1.760% due 10/25/2035	215	213
2.407% due 05/25/2033	51	51
2.636% due 02/25/2034	34	34
3.214% due 05/25/2033	22	22
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.936% due 08/12/2049	3,700	4,330
Morgan Stanley Capital Trust
5.332% due 12/15/2043	495	563
Prime Mortgage Trust
0.604% due 02/25/2034	12	11
Residential Accredit Loans, Inc. Trust
0.414% due 04/25/2046	358	182
6.000% due 06/25/2036	163	128
Residential Asset Securitization Trust
0.604% due 01/25/2046^	440	199

52	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Adjustable Rate Mortgage Loan Trust
0.424% due 05/25/2037	$512	$372
1.578% due 01/25/2035	156	117
2.653% due 08/25/2035	71	66
2.680% due 12/25/2034	631	607
Structured Asset Mortgage Investments, Inc.
0.414% due 04/25/2036	2,057	1,407
0.424% due 05/25/2036	453	308
0.453% due 07/19/2035	156	147
0.484% due 02/25/2036	975	682
0.514% due 12/25/2035	16	12
0.863% due 10/19/2034	64	64
Structured Asset Securities Corp.
2.531% due 01/25/2032	32	29
2.584% due 02/25/2032	29	30
2.744% due 12/25/2033	71	71
Wachovia Bank Commercial Mortgage Trust
0.283% due 06/15/2020	1,822	1,798
5.308% due 07/15/2041	490	510
5.734% due 05/15/2043	2,500	2,849
WaMu Mortgage Pass-Through Certificates
0.474% due 12/25/2045	186	174
0.494% due 10/25/2045	2,486	2,320
0.514% due 01/25/2045	126	122
0.877% due 03/25/2047	824	620
0.878% due 02/25/2047	1,377	1,060
0.907% due 01/25/2047	5	4
0.937% due 04/25/2047	2,953	2,552
1.177% due 08/25/2046	4,430	3,636
1.371% due 05/25/2041	53	52
1.577% due 08/25/2042	4	4
2.406% due 12/25/2036^	773	658
2.462% due 05/25/2046	86	76
2.462% due 10/25/2046	13	12
2.569% due 03/25/2034	531	542
2.571% due 09/25/2046	47	41
2.571% due 11/25/2046	152	144
4.929% due 02/25/2037^	1,276	1,099
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.147% due 05/25/2046	1,024	667
Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043	13,100	14,920
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 01/25/2035	58	58
2.626% due 09/25/2034	286	296
2.641% due 03/25/2036	2,193	2,197

Total Mortgage-Backed Securities (Cost $190,297)		213,029

ASSET-BACKED SECURITIES 0.5%
Aircraft Certificate Owner Trust
7.001% due 09/20/2022	7,696	7,855
Amortizing Residential Collateral Trust
0.784% due 07/25/2032	1	1
Asset-Backed Securities Corp. Home Equity Loan Trust
0.479% due 09/25/2034	16	15
Bayview Financial Acquisition Trust
5.660% due 12/28/2036	232	238
Bear Stearns Asset-Backed Securities Trust
3.014% due 10/25/2036	73	72
3.084% due 07/25/2036	265	240
Centex Home Equity
4.680% due 06/25/2032	316	330
Citigroup Mortgage Loan Trust, Inc.
0.264% due 07/25/2045	27	20

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Asset-Backed Certificates
0.384% due 09/25/2036		$280	$279
0.684% due 12/25/2031		12	8
Credit-Based Asset Servicing and Securitization LLC
0.274% due 01/25/2037^		42	15
0.324% due 07/25/2037		43	22
Equity One ABS, Inc.
5.199% due 07/25/2034		925	951
First NLC Trust
0.274% due 08/25/2037		29	14
GE-WMC Mortgage Securities LLC
0.244% due 08/25/2036		2	1
GSAMP Trust
0.274% due 12/25/2036		10	5
HSBC Home Equity Loan Trust
0.473% due 01/20/2035		86	84
Lehman ABS Mortgage Loan Trust
0.294% due 06/25/2037		28	16
Long Beach Mortgage Loan Trust
0.764% due 10/25/2034		5	4
MASTR Asset-Backed Securities Trust
0.284% due 05/25/2037		6	6
MESA Trust
1.004% due 12/25/2031		67	51
New Century Home Equity Loan Trust
0.944% due 08/25/2034		17	16
5.002% due 08/25/2035		476	446
Residential Asset Securities Corp. Trust
5.010% due 04/25/2033		741	794
Securitized Asset-Backed Receivables LLC
0.334% due 05/25/2037^		85	47
SLM Student Loan Trust
0.801% due 10/25/2017		3,364	3,378
1.801% due 04/25/2023		20,524	21,374
Soundview Home Loan Trust
0.284% due 06/25/2037		24	23

Total Asset-Backed Securities (Cost $33,817)			36,305

SOVEREIGN ISSUES 4.7%
Albania Government International Bond
0.000% due 08/31/2025		4,800	2,568
Banco Nacional de Desenvolvimento Economico e Social
5.500% due 07/12/2020		13,700	15,515
6.500% due 06/10/2019		2,100	2,473
Brazil Government International Bond
7.875% due 03/07/2015		5,000	5,670
Canada Housing Trust
2.650% due 03/15/2022	CAD	19,700	20,154
Colombia Government International Bond
6.125% due 01/18/2041		$8,700	10,988
7.375% due 09/18/2037		720	1,035
Mexico Government International Bond
5.125% due 01/15/2020		3,200	3,763
5.750% due 10/12/2110		10,400	11,461
5.950% due 03/19/2019		18,800	22,842
6.050% due 01/11/2040		8,425	10,468
6.750% due 09/27/2034		428	571
Province of Ontario
4.200% due 06/02/2020	CAD	16,100	17,824
4.600% due 06/02/2039		2,300	2,665
4.700% due 06/02/2037		7,400	8,632
Province of Quebec
4.250% due 12/01/2043		62,600	68,569
5.750% due 12/01/2036		75,000	97,997

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Qatar Government International Bond
6.400% due 01/20/2040	$10,700	$13,749

Total Sovereign Issues (Cost $295,347)		316,944

	SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
American International Group, Inc. (b)	3,712	144

Total Common Stocks (Cost $108)		144

CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% due 12/31/2049 (d)	7,300	9,408

Total Convertible Preferred Securities (Cost $6,263)		9,408

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
DG Funding Trust
0.636% due 04/29/2013 (d)	46	334

Total Preferred Securities (Cost $465)		334

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 3.6%

CERTIFICATES OF DEPOSIT 0.5%
Banco do Brasil S.A.
1.997% due 06/28/2013	$23,100	23,079
Itau Unibanco Holding S.A.
0.000% due 10/31/2013	7,000	6,942

		30,021

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.010% due 04/01/2013	5,043	5,043

(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $5,147. Repurchase proceeds are $5,043.)

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (e) 3.0%
PIMCO Short-Term Floating NAV Portfolio	20,362,030	203,763

Total Short-Term Instruments (Cost $238,722)		238,827

Total Investments 110.6% (Cost $6,805,045)		$7,399,427

Written Options (m) (0.0%) (Premiums $3,749)		(1,897)

Other Assets and Liabilities (Net) (10.6%)		(707,167)

Net Assets 100.0%		$6,690,363

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	53

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity, date shown represents next contractual call date.
(e)	Affiliated to the Fund.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $648,818 at a weighted average interest rate of 0.232%.
(g)	Securities with an aggregate market value of $595,080 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
BOM	0.180%	03/08/2013	04/02/2013	$5,252	$(5,253)
	0.240%	03/19/2013	04/03/2013	1,133	(1,133)
BOS	0.220%	03/18/2013	04/18/2013	9,902	(9,903)
BSN	0.190%	03/05/2013	04/04/2013	96,722	(96,736)
DEU	0.230%	03/12/2013	04/01/2013	15,202	(15,204)
JPS	0.170%	04/01/2013	05/01/2013	128,405	(128,405)
	0.200%	03/15/2013	04/11/2013	118,715	(118,726)
	0.230%	03/12/2013	04/01/2013	1,426	(1,426)
RBS	0.190%	02/22/2013	04/05/2013	93,883	(93,901)
RDR	0.210%	03/13/2013	04/11/2013	135,963	(135,978)
	0.220%	03/14/2013	04/10/2013	113,014	(113,027)

					$(719,692)

(h)	Securities with an aggregate market value of $12,444 have been pledged or delivered as collateral for forward settling transactions, such as delayed-delivery or sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of March 31, 2013.
(i)	Sale-buyback financing transactions as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
FOB	0.170%	04/01/2013	04/19/2013	$12,631	$(12,651)

(1)	Payable for sale-buyback financing transactions includes $20 of deferred price drop on sale-buyback financing transactions.

(j)	Securities with an aggregate market value of $233 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 30-Year Bond June Futures	Long	06/2013	69	$24

(k)	Securities with an aggregate market value of $4,127 have been pledged as collateral for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(l)	OTC swap agreements outstanding as of March 31, 2013:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid	Unrealized Appreciation
Pay	28-Day MXN-TIIE	8.300%	02/07/2019	BRC	MXN	211,800	$2,888	$152	$2,736

(m)	Written options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.300%	04/29/2013	$	39,200	$107	$(6)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		127,600	356	(19)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	09/03/2013		68,600	192	(192)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		18,800	63	(3)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	06/17/2013		23,100	51	(20)
Call - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		41,700	200	(152)

54	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013	$	41,700	$292	$(128)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		61,200	214	(224)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		61,200	398	(188)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		10,800	37	(40)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		10,800	37	(33)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		121,700	536	(445)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		121,700	899	(374)

								$3,382	$(1,824)

Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$40,800	$367	$(73)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Premium
Balance at 03/31/2012	7,194	$990,000	$15,938
Sales	870	4,080,100	11,641
Closing Buys	(7,194)	(740,900)	(12,948)
Expirations	(435)	(2,723,100)	(8,576)
Exercised	(435)	(817,200)	(2,306)

Balance at 03/31/2013	0	$788,900	$3,749

(n)	Restricted securities as of March 31, 2013:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	5.365%	03/06/2036	05/19/2011 - 06/09/2011	$3,843	$4,344	0.06%

(o)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	04/01/2043	$12,000	$12,986	$(13,001)
Fannie Mae	6.000%	04/01/2043	5,000	5,477	(5,478)
Freddie Mac	5.500%	04/01/2043	1,000	1,083	(1,083)

				$19,546	$(19,562)

(p)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	BRL	124,667	$	63,154	FBF	$1,461	$0	$1,461
04/2013		124,667		61,906	MSC	213	0	213
04/2013	MXN	8,929		699	UAG	0	(24)	(24)
04/2013	$	61,906	BRL	124,667	FBF	0	(213)	(213)
04/2013		60,503		124,667	MSC	1,190	0	1,190
04/2013		54	MXN	693	FBF	2	0	2
04/2013		89		1,139	HUS	3	0	3
04/2013		374		4,888	JPM	22	0	22
04/2013		81		1,073	MSC	5	0	5
04/2013		87		1,136	UAG	5	0	5
06/2013	CAD	218,428	$	212,190	CBK	0	(2,449)	(2,449)
06/2013	EUR	37,347		48,218	BRC	319	0	319
06/2013		13,403		17,435	DUB	245	0	245
06/2013	GBP	7,169		10,839	RYL	0	(50)	(50)
06/2013	$	62,688	BRL	124,667	FBF	0	(1,420)	(1,420)
06/2013		253	CAD	261	CBK	3	0	3
06/2013		694	MXN	8,929	UAG	24	0	24
04/2014	CNY	56,844	$	8,933	HUS	0	(74)	(74)
04/2014	$	9,247	CNY	56,844	RYL	0	(241)	(241)

						$3,492	$(4,471)	$(979)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	55

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

(q)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Bank Loan Obligations	$0	$51,852	$0	$51,852
Corporate Bonds & Notes
Banking & Finance	0	893,358	5,088	898,446
Industrials	0	1,286,991	17,752	1,304,743
Utilities	0	570,707	0	570,707
Municipal Bonds & Notes
California	0	201,783	0	201,783
Colorado	0	12,074	0	12,074
Florida	0	2,299	0	2,299
Georgia	0	5,610	0	5,610
Illinois	0	737	0	737
Iowa	0	150	0	150
Michigan	0	13,803	0	13,803
Mississippi	0	3,899	0	3,899
New Jersey	0	48,559	0	48,559
New York	0	81,794	0	81,794
Ohio	0	33,418	0	33,418
Pennsylvania	0	4,163	0	4,163
Texas	0	115,298	0	115,298
West Virginia	0	2,000	0	2,000
U.S. Government Agencies	0	1,065,446	0	1,065,446
U.S. Treasury Obligations	0	2,167,655	0	2,167,655
Mortgage-Backed Securities	0	207,013	6,016	213,029
Asset-Backed Securities	0	28,450	7,855	36,305
Sovereign Issues	0	314,376	2,568	316,944
Common Stocks
Financials	144	0	0	144

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Convertible Preferred Securities
Banking & Finance	$9,408	$0	$0	$9,408
Preferred Securities
Banking & Finance	0	0	334	334
Short-Term Instruments
Certificates of Deposit	0	30,021	0	30,021
Repurchase Agreements	0	5,043	0	5,043
Central Funds Used for Cash Management Purposes	203,763	0	0	203,763
	$213,315	$7,146,499	$39,613	$7,399,427

Short Sales, at value	$0	$(19,562)	$0	$(19,562)

Financial Derivative Instruments - Assets
Foreign Exchange Contracts	0	3,492	0	3,492
Interest Rate Contracts	24	2,736	0	2,760
	$24	$6,228	$0	$6,252

Financial Derivative Instruments - Liabilities
Foreign Exchange Contracts	0	(4,471)	0	(4,471)
Interest Rate Contracts	0	(1,824)	(73)	(1,897)
	$0	$(6,295)	$(73)	$(6,368)

Totals	$213,339	$7,126,870	$39,540	$7,379,749

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$5,115	$(23)	$2	$2	$(8)	$0	$0	$5,088	$(8)
Industrials	3,186	13,985	(149)	(12)	(4)	746	0	0	17,752	753
Mortgage-Backed Securities	0	0	0	0	0	0	6,016	0	6,016	0
Asset-Backed Securities	7,054	0	0	27	0	774	0	0	7,855	774
Sovereign Issues	2,414	0	0	133	0	21	0	0	2,568	21
Preferred Securities
Banking & Finance	344	0	0	0	0	(10)	0	0	334	(10)
	$12,998	$19,100	$(172)	$150	$(2)	$1,523	$6,016	$0	$39,613	$1,530

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(68)	$0	$0	$0	$0	$(5)	$0	$0	$(73)	$(5)

Totals	$12,930	$19,100	$(172)	$150	$(2)	$1,518	$6,016	$0	$39,540	$1,525

56	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$5,088	Benchmark Pricing	Base Price	93.00
Industrials	17,752	Third Party Vendor	Broker Quote	104.00-113.13
Mortgage-Backed Securities	6,016	Benchmark Pricing	Base Price	113.32
Asset-Backed Securities	7,855	Benchmark Pricing	Base Price	102.00
Sovereign Issues	2,568	Benchmark Pricing	Base Price	55.00
Preferred Securities
Banking & Finance	334	Benchmark Pricing	Base Price	$ 7,258.66

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(73)	Indicative Market Quotations	Broker Quote	0.18

Total	$39,540

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(r)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$3,492	$0	$3,492
Unrealized appreciation on OTC swap agreements	0	0	0	0	2,736	2,736

	$0	$0	$0	$3,492	$2,736	$6,228

Liabilities:
Written options outstanding	$0	$0	$0	$0	$1,897	$1,897
Variation margin payable on financial derivative instruments (2)	0	0	0	0	6	6
Unrealized depreciation on foreign currency contracts	0	0	0	4,471	0	4,471

	$0	$0	$0	$4,471	$1,903	$6,374

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(7,516)	$(7,516)
Net realized gain on futures contracts	0	0	9,077	0	9,086	18,163
Net realized gain on written options	0	0	0	0	11,002	11,002
Net realized gain (loss) on swaps	0	(5,893)	0	0	685	(5,208)
Net realized gain on foreign currency transactions	0	0	0	5,374	0	5,374

	$0	$(5,893)	$9,077	$5,374	$13,257	$21,815

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$211	$211
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(692)	(692)
Net change in unrealized appreciation on written options	0	0	0	0	136	136
Net change in unrealized appreciation on swaps	0	1,559	0	0	849	2,408
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	983	0	983

	$0	$1,559	$0	$983	$504	$3,046

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	57

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

March 31, 2013

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $24 as reported in the Notes to Schedule of Investments.

(s)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(6)	$43	$37
BRC	2,927	(2,635)	292
CBK	(2,519)	2,476	(43)
DUB	34	(280)	(246)
FBF	(170)	0	(170)
GLM	(412)	464	52
HUS	(71)	0	(71)
JPM	(54)	0	(54)
MSC	1,408	(4,695)	(3,287)
MYC	(839)	213	(626)
RYL	(291)	120	(171)
UAG	5	0	5

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

58	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Long-Term U.S. Government Fund

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.0%

BANKING & FINANCE 0.7%
Morgan Stanley
0.784% due 10/15/2015	$3,000	$2,952
Private Export Funding Corp.
5.000% due 12/15/2016	7,200	8,312
U.S. Trade Funding Corp.
4.260% due 11/15/2014	1,291	1,326

		12,590

INDUSTRIALS 0.3%
Vessel Management Services, Inc.
3.432% due 08/15/2036	6,486	6,724

Total Corporate Bonds & Notes (Cost $17,983)		19,314

MUNICIPAL BONDS & NOTES 0.9%

CALIFORNIA 0.6%
Anaheim Public Financing Authority, California Revenue Bonds, (NPFGC Insured), Series 2007
4.750% due 02/01/2039	5,345	5,553
Los Angeles Community College District, California General Obligation Bonds, (NPFGC/FGIC Insured), Series 2007
5.000% due 08/01/2027	2,300	2,607
Los Angeles Department of Water & Power, California Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2044	2,000	2,222

		10,382

NEW YORK 0.3%
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2043	4,200	4,617
Port Authority of New York & New Jersey Revenue Bonds, Series 2009
6.040% due 12/01/2029	675	878

		5,495

TEXAS 0.0%
Bexar County, Texas General Obligation Bonds, (BABs), Series 2009
6.628% due 06/15/2039	100	118
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2009
5.999% due 12/01/2044	355	469
Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	100	110

		697

Total Municipal Bonds & Notes (Cost $14,707)		16,574

U.S. GOVERNMENT AGENCIES 11.3%
Fannie Mae
0.000% due 06/01/2017 - 05/15/2030	16,282	10,400
0.264% due 07/25/2037	623	594
0.403% due 03/18/2031	308	308
0.654% due 10/25/2030	7	7
0.804% due 10/25/2017	67	67
1.104% due 04/25/2032	75	77
1.269% due 03/25/2022	70	71
1.375% due 06/01/2043 - 03/01/2044	949	973

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 10/01/2024	$50	$50
2.146% due 04/01/2028	48	50
2.220% due 08/01/2026	12	12
2.262% due 11/01/2023	82	87
2.440% due 05/01/2025	10	11
2.477% due 02/01/2028	11	12
2.650% due 12/01/2027	48	52
2.671% due 07/01/2035	157	169
2.804% due 11/01/2034	211	225
3.000% due 10/01/2024	1	1
4.250% due 04/25/2037	414	465
4.500% due 10/25/2023 - 06/25/2025	6,029	6,772
5.000% due 08/25/2033 - 08/25/2036	11,611	12,945
5.380% due 07/01/2033	2,180	2,454
5.500% due 11/25/2033 - 08/25/2035	9,169	11,248
5.625% due 04/17/2028	200	263
6.000% due 05/17/2027	520	583
6.500% due 02/01/2022 - 08/01/2037	3,459	3,958
6.750% due 06/25/2032	4,755	5,514
6.900% due 05/25/2023	83	95
6.950% due 07/25/2020	25	28
7.000% due 12/25/2022 - 03/01/2038	3,822	4,451
7.800% due 10/25/2022	15	18
9.000% due 08/01/2021 - 11/01/2030	45	55
Federal Farm Credit Bank
5.050% due 03/28/2019	1,000	1,213
5.125% due 07/09/2029	675	872
5.150% due 03/25/2020	1,000	1,244
5.750% due 12/07/2028	500	684
Federal Housing Administration
6.896% due 07/01/2020	695	680
7.000% due 11/25/2019	143	139
7.430% due 10/01/2022 - 01/01/2024	269	263
Financing Corp.
0.000% due 09/26/2019	2,500	2,272
Freddie Mac
0.603% due 01/15/2033	158	159
0.703% due 04/15/2029 - 12/15/2032	155	155
0.753% due 06/15/2031	69	69
1.250% due 09/15/2021	27	27
1.330% due 10/25/2023	54	53
1.375% due 10/25/2044	4,877	4,872
1.575% due 07/25/2044	1,297	1,330
2.250% due 05/01/2022	5	5
2.256% due 10/01/2026	19	19
2.262% due 01/01/2028	44	47
2.271% due 01/01/2028	19	20
2.325% due 09/01/2027	30	30
2.330% due 06/01/2022	3	3
2.369% due 02/01/2028	53	53
2.552% due 12/01/2024	38	40
4.500% due 02/15/2035 - 07/15/2035	14,799	16,310
5.000% due 02/15/2032 - 07/15/2033	1,925	1,971
5.500% due 07/15/2033 - 06/15/2035	5,715	7,044
5.625% due 11/23/2035	19,400	21,839
6.000% due 05/15/2028 - 09/15/2029	109	123

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 09/15/2023 - 07/15/2032	$1,310	$1,365
6.500% due 08/01/2022 - 10/25/2043	1,143	1,286
7.000% due 07/15/2022 - 01/15/2024	307	353
Ginnie Mae
1.153% due 03/20/2031	508	520
1.625% due 11/20/2021 - 01/20/2028	348	366
1.750% due 04/20/2017 - 05/20/2032	826	871
2.000% due 02/20/2017 - 10/20/2026	59	60
2.500% due 09/20/2017 - 03/20/2025	82	86
3.000% due 12/20/2017 - 06/20/2021	38	40
3.500% due 03/20/2021	7	7
6.000% due 08/20/2033	3,572	4,197
6.500% due 08/20/2034 - 09/20/2034	33	38
7.000% due 03/16/2029	664	748
Israel Government AID Bond
0.000% due 05/15/2021 - 05/15/2023	19,158	15,564
5.500% due 12/04/2023 - 09/18/2033	3,300	4,288
NCUA Guaranteed Notes
0.573% due 11/06/2017	1,686	1,693
Overseas Private Investment Corp.
4.736% due 03/15/2022	3,121	3,549
Residual Funding Corp. Strips
0.000% due 07/15/2020 - 04/15/2030	32,600	19,649
Resolution Funding Corp. Strips
0.000% due 10/15/2028 - 04/15/2029	12,439	7,699
Small Business Administration
5.240% due 08/01/2023	2,646	2,942
Tennessee Valley Authority
4.625% due 09/15/2060	5,000	5,728
4.875% due 01/15/2048	11,700	14,054
5.375% due 04/01/2056	4,900	6,384
Tennessee Valley Authority Strips
0.000% due 05/01/2030	7,400	4,023

Total U.S. Government Agencies (Cost $189,043)		219,061

U.S. TREASURY OBLIGATIONS 90.4%
U.S. Treasury Bonds
3.125% due 11/15/2041 (d)	425,600	429,058
3.125% due 02/15/2042 (g)	195,400	196,805
3.125% due 02/15/2043	6,600	6,628
3.750% due 08/15/2041	4,100	4,646
4.250% due 11/15/2040	53,900	66,406
4.375% due 05/15/2041	16,400	20,615
4.500% due 05/15/2038	115,700	147,644
4.500% due 08/15/2039	130,900	167,450
4.750% due 02/15/2041	15,000	19,957
5.250% due 11/15/2028 (c)(d)(e)	135,000	183,073
5.375% due 02/15/2031	139,000	193,579
5.500% due 08/15/2028	9,800	13,599
6.000% due 02/15/2026	37,700	53,717
6.250% due 08/15/2023	30,800	43,630
6.250% due 05/15/2030	54,100	81,784
6.750% due 08/15/2026	4,500	6,842

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	59

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Strips
0.000% due 11/15/2027	$32,000	$21,677
0.000% due 05/15/2028	13,300	8,756
0.000% due 08/15/2028	5,000	3,285
0.000% due 11/15/2028	6,400	4,162
0.000% due 08/15/2029	9,100	5,747
0.000% due 02/15/2033	20,400	11,046
0.000% due 05/15/2033	19,700	10,552
0.000% due 05/15/2034	800	411
0.000% due 11/15/2034	2,300	1,160
0.000% due 05/15/2037	2,000	924
0.000% due 11/15/2039	14,100	5,914
0.000% due 05/15/2040	17,150	7,047
0.000% due 08/15/2040	38,600	15,675
0.000% due 11/15/2040	38,400	15,436

Total U.S. Treasury Obligations (Cost $1,785,490)		1,747,225

MORTGAGE-BACKED SECURITIES 2.2%
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049	372	424
5.706% due 02/10/2051	508	526
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.589% due 07/10/2043	139	142
Bear Stearns Adjustable Rate Mortgage Trust
2.549% due 04/25/2033	70	72
2.959% due 02/25/2033	26	24
3.018% due 02/25/2034	488	484
3.068% due 01/25/2034	157	160
Bear Stearns Alt-A Trust
2.926% due 09/25/2035	1,009	854
Bear Stearns Commercial Mortgage Securities
5.694% due 06/11/2050	1,120	1,310
5.715% due 06/11/2040	824	872
5.746% due 09/11/2042	712	762
Bear Stearns Mortgage Securities, Inc.
2.446% due 06/25/2030	4	4
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	51	51
5.886% due 11/15/2044	403	472
Commercial Mortgage Pass-Through Certificates
5.800% due 12/10/2049	513	604
Countrywide Alternative Loan Trust
0.384% due 05/25/2047	1,105	822
0.414% due 05/25/2035	896	678
Countrywide Home Loan Mortgage Pass-Through Trust
0.494% due 04/25/2035	285	219
0.524% due 03/25/2035	1,590	1,107
0.544% due 06/25/2035	948	857
6.000% due 10/25/2034	6,909	7,056
Credit Suisse First Boston Mortgage Securities Corp.
2.547% due 07/25/2033	501	501
6.500% due 04/25/2033	5	6
First Republic Mortgage Loan Trust
0.684% due 06/25/2030	107	105

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Greenwich Capital Commercial Funding Corp.
4.619% due 08/10/2042	$105	$107
5.381% due 03/10/2039	424	437
GS Mortgage Securities Corp.
1.103% due 03/06/2020	527	528
GSR Mortgage Loan Trust
6.000% due 03/25/2032	0	1
Harborview Mortgage Loan Trust
0.423% due 05/19/2035	724	594
0.443% due 03/19/2036	804	538
2.959% due 07/19/2035	863	820
Impac CMB Trust
0.704% due 10/25/2035	4,071	3,183
JPMorgan Chase Commercial Mortgage Securities Corp.
5.697% due 02/12/2049	634	692
5.882% due 02/15/2051	206	241
JPMorgan Mortgage Trust
3.003% due 07/25/2035	614	633
MASTR Asset Securitization Trust
5.500% due 09/25/2033	168	177
Merrill Lynch Floating Trust
0.740% due 07/09/2021	1,186	1,169
Nomura Asset Acceptance Corp.
2.677% due 10/25/2035	3,709	3,324
Residential Accredit Loans, Inc. Trust
0.504% due 08/25/2035	730	564
0.604% due 01/25/2033	41	39
0.604% due 03/25/2033	149	144
6.000% due 06/25/2036	2,156	1,696
Sequoia Mortgage Trust
0.553% due 07/20/2033	761	754
0.903% due 10/19/2026	33	33
0.963% due 10/20/2027	20	20
Structured Adjustable Rate Mortgage Loan Trust
0.424% due 05/25/2037	2,293	1,666
Structured Asset Mortgage Investments, Inc.
0.424% due 05/25/2036	251	171
0.863% due 09/19/2032	26	26
1.043% due 10/19/2033	207	177
Structured Asset Securities Corp.
2.531% due 01/25/2032	2	2
Wachovia Bank Commercial Mortgage Trust
5.090% due 07/15/2042	75	76
WaMu Mortgage Pass-Through Certificates
0.434% due 04/25/2045	559	517
0.464% due 11/25/2045	56	51
0.514% due 01/25/2045	1,010	976
0.987% due 12/25/2046	979	872
1.175% due 02/25/2046	1,539	1,421
1.371% due 05/25/2041	73	73
1.577% due 06/25/2042	51	49
1.577% due 08/25/2042	34	32
2.462% due 08/25/2046	583	545
Wells Fargo Mortgage-Backed Securities Trust
2.641% due 03/25/2036	1,731	1,732

Total Mortgage-Backed Securities (Cost $45,151)		42,192

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.1%
Amortizing Residential Collateral Trust
0.744% due 06/25/2032	$12	$10
0.784% due 07/25/2032	23	21
Bear Stearns Asset-Backed Securities Trust
0.864% due 10/25/2032	111	103
1.204% due 11/25/2042	609	598
Carrington Mortgage Loan Trust
0.524% due 10/25/2035	149	149
CIT Group Home Equity Loan Trust
0.744% due 06/25/2033	30	28
Credit-Based Asset Servicing and Securitization LLC
0.264% due 11/25/2036	21	10
L.A. Arena Funding LLC
7.656% due 12/15/2026	57	66
Massachusetts Educational Financing Authority
1.251% due 04/25/2038	708	716
SACO, Inc.
0.964% due 11/25/2035	342	338
Soundview Home Loan Trust
0.264% due 11/25/2036	212	81
Washington Mutual Asset-Backed Certificates Trust
0.264% due 10/25/2036	136	54

Total Asset-Backed Securities (Cost $2,400)		2,174

SHORT-TERM INSTRUMENTS 5.5%

REPURCHASE AGREEMENTS 0.0%
State Street Bank and Trust Co.
0.010% due 04/01/2013	942	942

(Dated 03/28/2013. Collateralized by Freddie Mac 1.960% due 11/07/2022 valued at $964. Repurchase proceeds are $942.)

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (a) 5.5%
PIMCO Short-Term Floating NAV Portfolio	10,545,501	105,529

Total Short-Term Instruments (Cost $106,462)		106,471

Total Investments 111.4% (Cost $2,161,236)		$2,153,011

Written Options (h) (0.0%) (Premiums $1,092)		(535)

Other Assets and Liabilities (Net) (11.4%)		(220,228)

Net Assets 100.0%		$1,932,248

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $180,752 at a weighted average interest rate of 0.224%.
(c)	Securities with an aggregate market value of $292 have been pledged as margin collateral for repurchase agreements and/or reverse repurchase agreements as governed by Master Repurchase Agreements as of March 31, 2013.

60	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(d)	Securities with an aggregate market value of $214,855 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
BOM	0.180%	03/06/2013	04/04/2013	$46,353	$(46,359)
	0.180%	03/07/2013	04/02/2013	8,704	(8,705)
	0.180%	03/08/2013	04/02/2013	43,228	(43,233)
BSN	0.170%	02/27/2013	04/05/2013	101,885	(101,901)
DEU	0.250%	03/26/2013	04/04/2013	820	(820)
RDR	0.210%	03/13/2013	04/11/2013	9,837	(9,838)
	0.220%	03/14/2013	04/10/2013	6,199	(6,199)

					$(217,055)

(e)	Securities with an aggregate market value of $21,291 have been pledged or delivered as collateral for forward settling transactions, such as delayed-delivery or sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of March 31, 2013.
(f)	Sale-buyback financing transactions as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
BRC	0.250%	03/27/2013	04/12/2013	$18,855	$(18,878)
	0.280%	03/20/2013	04/10/2013	410	(411)
GLM	0.280%	03/20/2013	04/10/2013	1,504	(1,506)
TDM	0.240%	03/21/2013	04/12/2013	409	(409)
	0.260%	03/25/2013	04/12/2013	273	(274)

					$(21,478)

(1)	Payable for sale-buyback financing transactions includes $23 of deferred price drop on sale-buyback financing transactions.

(g)	Securities with an aggregate market value of $304 have been pledged as collateral for swaptions as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(h)	Written options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	1.300%	04/29/2013	$	8,300	$14	$(1)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		77,100	168	(12)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	09/03/2013		56,500	201	(173)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		18,700	35	(3)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.400%	06/17/2013		7,100	16	(6)
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		18,700	75	(68)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		18,700	125	(57)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		25,400	104	(93)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		25,400	137	(78)

								$875	$(491)

Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$8,000	$66	$(14)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	16,800	151	(30)

						$217	$(44)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2012	1,724	$166,600	$2,566
Sales	158	984,600	2,310
Closing Buys	(1,724)	(94,400)	(1,533)
Expirations	(79)	(681,800)	(1,996)
Exercised	(79)	(94,300)	(255)

Balance at 03/31/2013	0	$280,700	$1,092

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	61

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

(i)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$12,590	$0	$12,590
Industrials	0	6,724	0	6,724
Municipal Bonds & Notes
California	0	10,382	0	10,382
New York	0	5,495	0	5,495
Texas	0	697	0	697
U.S. Government Agencies	0	216,286	2,775	219,061
U.S. Treasury Obligations	0	1,747,225	0	1,747,225
Mortgage-Backed Securities	0	42,192	0	42,192
Asset-Backed Securities	0	2,174	0	2,174

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Short-Term Instruments
Repurchase Agreements	$0	$942	$0	$942
Central Funds Used for Cash Management Purposes	105,529	0	0	105,529
	$105,529	$2,044,707	$2,775	$2,153,011

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$0	$(491)	$(44)	$(535)

Totals	$105,529	$2,044,216	$2,731	$2,152,476

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
U.S. Government Agencies	$3,400	$0	$(631)	$0	$(1)	$7	$0	$0	$2,775	$3

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(40)	$0	$0	$0	$0	$(4)	$0	$0	$(44)	$(4)

Totals	$3,360	$0	$(631)	$0	$(1)	$3	$0	$0	$2,731	$(1)

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
U.S. Government Agencies	$1,083	Benchmark Pricing	Base Price	97.85-98.45
	1,692	Third Party Vendor	Broker Quote	100.41

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(44)	Indicative Market Quotations	Broker Quote	0.17-0.18

Total	$2,731

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

62	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Liabilities:
Written options outstanding	$0	$0	$0	$0	$535	$535

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(2,272)	$(2,272)
Net realized gain on futures contracts	0	0	2,349	0	16,116	18,465
Net realized gain on written options	0	0	0	0	2,025	2,025
Net realized gain (loss) on swaps	0	(166)	0	0	35	(131)

	$0	$(166)	$2,349	$0	$15,904	$18,087

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$27	$27
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(814)	(814)
Net change in unrealized appreciation on written options	0	0	0	0	238	238
Net change in unrealized (depreciation) on swaps	0	(430)	0	0	0	(430)

	$0	$(430)	$0	$0	$(549)	$(979)

(1)	See note 6 in the Notes to Financial Statements for additional information.

(k)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(125)	$0	$(125)
BRC	(1)	0	(1)
CBK	(44)	0	(44)
DUB	(185)	0	(185)
JPM	(174)	304	130
MYC	(6)	(80)	(86)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	63

Schedule of Investments PIMCO Mortgage-Backed Securities Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 108.5%
Fannie Mae
0.000% due 07/25/2022 (b)	$21	$18
0.244% due 12/25/2036	3,570	3,370
0.324% due 03/25/2034	814	809
0.354% due 08/25/2034 - 10/25/2035	8,306	8,120
0.444% due 06/25/2033	69	66
0.464% due 06/25/2032	249	252
0.504% due 03/25/2018	259	261
0.544% due 11/25/2032	175	164
0.603% due 04/18/2028	4	4
0.654% due 05/25/2023	470	472
0.704% due 03/25/2017 - 03/25/2032	504	509
0.869% due 02/25/2024	338	342
1.204% due 04/25/2032	295	302
1.219% due 04/25/2023	2	2
1.332% due 05/01/2033	388	403
1.375% due 08/01/2042 - 10/01/2044	2,695	2,756
1.550% due 02/01/2036	328	333
1.833% due 08/01/2027	549	586
1.877% due 03/01/2032	81	86
2.054% due 02/01/2035	80	85
2.072% due 01/01/2035	140	149
2.075% due 01/01/2035	149	158
2.079% due 01/01/2035	95	102
2.112% due 03/01/2035	15	15
2.139% due 11/01/2035	136	143
2.141% due 01/01/2035	449	478
2.159% due 12/01/2034	583	622
2.232% due 02/01/2035	175	186
2.247% due 05/01/2035	78	82
2.249% due 04/01/2033	169	181
2.250% due 03/01/2027	81	85
2.252% due 01/01/2035	76	81
2.255% due 05/01/2035	525	558
2.259% due 03/01/2035	61	65
2.275% due 12/01/2035	560	599
2.292% due 12/01/2034	66	70
2.301% due 10/01/2028	11	11
2.336% due 12/01/2034	14	14
2.373% due 06/01/2030	12	12
2.428% due 11/01/2034	39	42
2.439% due 03/01/2035	38	40
2.456% due 04/01/2035	397	418
2.463% due 10/01/2035	33	35
2.472% due 02/01/2035	50	53
2.500% due 04/01/2028	7,000	7,264
2.506% due 02/01/2035	98	105
2.524% due 02/01/2035	85	90
2.549% due 07/01/2035	121	129
2.550% due 09/01/2034	549	580
2.609% due 02/01/2035	80	86
2.628% due 10/01/2035	107	114
2.640% due 05/25/2035	308	325
2.701% due 07/01/2035	155	165
2.718% due 07/01/2035	78	82
2.726% due 08/01/2036	1,109	1,185
2.727% due 05/01/2035	231	247
2.862% due 09/01/2035	469	501
3.000% due 05/01/2028 - 04/01/2043	55,000	57,002
3.005% due 10/01/2032	252	257
3.168% due 05/01/2023	10	10
3.500% due 04/01/2043	22,200	23,449

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 08/01/2018 - 05/01/2043	$48,917	$52,302
4.500% due 08/01/2020 - 05/01/2043	34,258	37,106
5.000% due 01/01/2019 - 04/01/2043	24,647	26,688
5.075% due 11/01/2018	1	1
5.322% due 11/01/2035	166	179
5.331% due 11/01/2035	154	164
5.500% due 08/01/2024 - 05/01/2043	15,558	17,057
5.990% due 08/01/2017	1,082	1,179
6.000% due 07/01/2017 - 04/01/2043	18,078	20,068
6.500% due 06/01/2021 - 04/01/2043	4,941	5,651
7.000% due 09/25/2023	33	38
7.500% due 09/01/2034	2	2
7.750% due 08/25/2022	24	28
8.200% due 04/25/2025	1	1
Federal Housing Administration
7.430% due 06/01/2019	62	61
Freddie Mac
0.353% due 08/15/2019	661	662
0.603% due 06/15/2032 - 12/15/2032	266	267
0.653% due 12/15/2031	201	203
0.703% due 09/15/2030	21	21
1.150% due 02/15/2021	350	350
1.268% due 04/25/2021 (a)	6,982	582
1.375% due 10/25/2044 - 02/25/2045	2,217	2,201
1.384% due 11/25/2019 (a)	37,055	2,933
2.250% due 02/01/2018	28	30
2.355% due 02/01/2028	85	88
2.367% due 01/01/2034	34	37
2.375% due 07/01/2030 - 04/01/2035	177	186
2.377% due 04/01/2035	167	175
2.386% due 02/01/2035	18	20
2.500% due 03/01/2035	74	78
2.511% due 02/01/2035	18	20
2.548% due 05/01/2032	20	20
2.602% due 01/01/2035	97	103
2.615% due 03/01/2034	687	736
2.621% due 06/01/2035	63	68
2.730% due 01/01/2035	1,591	1,707
2.745% due 10/01/2036	649	697
2.786% due 02/01/2035	48	51
2.812% due 03/01/2035	32	34
2.836% due 09/01/2035	445	476
2.896% due 09/01/2035	1,753	1,874
2.902% due 05/01/2035	170	180
2.928% due 08/01/2036	69	74
3.255% due 08/01/2025	3	3
3.500% due 12/15/2022	1	1
3.548% due 11/01/2028	3	3
4.000% due 03/01/2041 - 04/01/2043	24,000	25,510
4.500% due 03/15/2021 - 06/01/2041	22,233	23,837
5.000% due 10/01/2029 - 04/01/2043	17,215	18,584
5.500% due 12/01/2017 - 04/01/2043	15,436	16,763
6.000% due 11/01/2027 - 04/01/2043	7,089	7,759

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 12/15/2023 - 05/15/2028	$598	$682
8.000% due 06/15/2026	11	14
Ginnie Mae
0.403% due 02/16/2032 - 07/16/2032	153	153
0.453% due 08/16/2032	642	645
0.753% due 04/16/2032	185	188
1.750% due 06/20/2017 - 08/20/2026	26	27
2.000% due 02/20/2017 - 07/20/2025	15	16
2.500% due 12/20/2021 - 04/01/2043	22,646	23,083
3.500% due 02/20/2018 - 05/01/2043	40,211	43,066
4.000% due 03/20/2016 - 05/01/2043	24,121	26,157
4.500% due 08/20/2033 - 04/01/2043	27,431	30,125
5.000% due 04/15/2035 - 05/01/2043	36,550	39,880
5.500% due 02/15/2038 - 04/01/2043	10,273	11,246
6.000% due 02/15/2032 - 05/01/2043	3,559	4,013
6.500% due 07/15/2024 - 08/15/2038	1,154	1,326
7.500% due 08/15/2027	1	2

Total U.S. Government Agencies (Cost $556,763)		562,211

MORTGAGE-BACKED SECURITIES 10.4%
American Home Mortgage Assets LLC
0.494% due 08/25/2037^	1,728	453
American Home Mortgage Investment Trust
0.444% due 05/25/2047^	126	11
Banc of America Funding Corp.
0.493% due 05/20/2035	147	99
5.623% due 01/20/2047^	902	706
Banktrust Mortgage Trust
5.700% due 12/01/2023	21	20
Bear Stearns Alt-A Trust
0.825% due 08/25/2036^	4,928	1,896
4.707% due 11/25/2036^	1,691	1,357
CBA Commercial Small Balance Commercial Mortgage
0.484% due 12/25/2036	403	332
CC Funding Corp.
0.484% due 01/25/2035	85	72
Citigroup Mortgage Loan Trust, Inc.
1.004% due 08/25/2035	1,146	843
Countrywide Alternative Loan Trust
0.403% due 07/20/2046^	189	102
0.414% due 05/25/2035	818	619
0.434% due 08/25/2046	88	16
0.454% due 09/25/2046	450	121
0.454% due 10/25/2046	206	60
0.464% due 07/25/2046^	396	109
0.474% due 05/25/2036^	121	23
0.483% due 09/20/2046	395	82
0.544% due 10/25/2046	450	8
0.554% due 06/25/2037	33	0
0.574% due 11/25/2035^	45	6
0.624% due 12/25/2035	105	45
Countrywide Home Loan Mortgage Pass-Through Trust
0.494% due 02/25/2035	21	15
0.494% due 04/25/2035	485	372

64	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.504% due 04/25/2046^	$163	$32
0.544% due 03/25/2036	122	56
0.554% due 02/25/2036^	105	32
1.124% due 09/25/2034	428	242
2.713% due 04/25/2035	1,013	773
2.732% due 03/25/2037^	2,117	1,445
2.893% due 02/25/2047^	2,412	1,856
Credit Suisse First Boston Mortgage Securities Corp.
2.756% due 09/25/2034	636	653
Greenpoint Mortgage Funding Trust
0.404% due 10/25/2046	395	186
0.404% due 12/25/2046^	386	157
0.474% due 04/25/2036^	104	12
0.524% due 09/25/2046^	401	107
0.544% due 10/25/2046	398	134
GSR Mortgage Loan Trust
0.464% due 08/25/2046	319	88
Harborview Mortgage Loan Trust
0.453% due 09/19/2046^	80	11
Homebanc Mortgage Trust
0.384% due 12/25/2036	340	284
Indymac Index Mortgage Loan Trust
0.404% due 11/25/2046	364	178
0.454% due 02/25/2037	450	217
JPMorgan Alternative Loan Trust
0.704% due 06/27/2037	3,980	3,252
JPMorgan Chase Commercial Mortgage Securities Corp.
0.578% due 07/15/2019	866	847
2.165% due 06/15/2043 (a)	21,405	1,116
MASTR Adjustable Rate Mortgages Trust
0.504% due 05/25/2047^	426	171
0.544% due 05/25/2047^	426	130
MASTR Alternative Loans Trust
0.604% due 03/25/2036	1,384	289
Mellon Residential Funding Corp.
0.903% due 11/15/2031	200	198
Morgan Stanley Dean Witter Capital
5.500% due 04/25/2017	2	2
Mortgage Equity Conversion Asset Trust
0.630% due 01/25/2042	2,361	1,932
0.630% due 02/25/2042	369	309
0.660% due 05/25/2042	25,167	20,700
0.670% due 10/25/2041	1,956	1,604
RBSSP Resecuritization Trust
0.704% due 11/21/2035	3,108	3,059
Residential Accredit Loans, Inc. Trust
0.404% due 12/25/2046^	399	147
0.434% due 05/25/2037	267	53
0.474% due 05/25/2046^	375	117
3.364% due 08/25/2035^	235	138
Residential Asset Mortgage Products Trust
8.500% due 10/25/2031	303	333

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RiverView HECM Trust
0.264% due 07/25/2047	$399	$351
Sequoia Mortgage Trust
0.903% due 10/19/2026	142	142
0.963% due 10/20/2027	40	40
Structured Asset Mortgage Investments, Inc.
0.504% due 08/25/2036	450	130
0.863% due 09/19/2032	78	78
Thornburg Mortgage Securities Trust
6.146% due 09/25/2037	227	225
WaMu Mortgage Pass-Through Certificates
0.424% due 07/25/2046^	57	5
0.750% due 07/25/2044	298	220
0.904% due 12/25/2045	359	61
1.175% due 02/25/2046	839	775
2.462% due 10/25/2046	3,780	3,393
Washington Mutual Alternative Mortgage Pass-Through Certificates
0.454% due 07/25/2046	84	16
0.948% due 04/25/2047	275	43
Wells Fargo Commercial Mortgage Trust
2.157% due 10/15/2045 (a)	3,478	472

Total Mortgage-Backed Securities (Cost $59,330)		54,178

ASSET-BACKED SECURITIES 1.1%
Amortizing Residential Collateral Trust
0.784% due 07/25/2032	25	23
0.904% due 10/25/2031	17	15
Amresco Residential Securities Mortgage Loan Trust
0.699% due 06/25/2028	200	195
0.759% due 06/25/2027	135	131
0.759% due 09/25/2027	309	288
0.834% due 09/25/2028	573	472
Argent Securities, Inc.
1.479% due 11/25/2034	825	560
Centex Home Equity
0.504% due 01/25/2032	25	23
CIT Group Home Equity Loan Trust
0.744% due 06/25/2033	90	84
Conseco Finance
1.703% due 05/15/2032	663	536
Countrywide Asset-Backed Certificates
0.884% due 06/25/2033	212	207
EMC Mortgage Loan Trust
0.954% due 08/25/2040	135	123
GSAA Trust
0.504% due 03/25/2037	481	295
0.504% due 05/25/2047	1,569	1,055
Home Equity Asset Trust
0.804% due 11/25/2032	3	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lehman XS Trust
0.434% due 06/25/2046^	$45	$2
0.524% due 11/25/2046^	405	113
Morgan Stanley Mortgage Loan Trust
0.434% due 02/25/2037	132	73
0.564% due 04/25/2037	1,066	547
RAAC Series
0.604% due 06/25/2047	700	613
Renaissance Home Equity Loan Trust
0.964% due 12/25/2032	54	38
Salomon Brothers Mortgage Securities, Inc.
1.179% due 10/25/2028	314	306
Specialty Underwriting & Residential Finance
0.884% due 01/25/2034	35	30
Structured Asset Securities Corp.
0.784% due 01/25/2033	25	24
United National Home Loan Owner Trust
7.410% due 03/25/2025^	145	151

Total Asset-Backed Securities (Cost $5,747)		5,906

SHORT-TERM INSTRUMENTS 36.8%

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.010% due 04/01/2013	320	320

(Dated 03/28/2013. Collateralized by Fannie Mae 2.140% due 11/07/2022 valued at $330. Repurchase proceeds are $320.)

U.S. TREASURY BILLS 0.1%
0.068% due 04/18/2013	500	500

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (c) 36.6%
PIMCO Short-Term Floating NAV Portfolio	17,029,544	170,415
PIMCO Short-Term Floating NAV Portfolio III	1,908,788	19,074

		189,489

Total Short-Term Instruments (Cost $190,354)		190,309

Total Investments 156.8% (Cost $812,194)		$812,604

Other Assets and Liabilities (Net) (56.8%)		(294,344)

Net Assets 100.0%		$518,260

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Affiliated to the Fund.
(d)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $4,559 at a weighted average interest rate of 0.288%.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	65

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

(e)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Asset-Backed Securities - Buy Protection (1)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized Appreciation
Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	GST	(2.500%	)	10/11/2021	$	500	$97	$0	$97

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on asset-backed securities serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	04/01/2028	$1,000	$1,057	$(1,060)
Fannie Mae	5.000%	05/01/2043	5,000	5,414	(5,416)
Ginnie Mae	2.500%	04/01/2028	4,000	4,142	(4,166)
Ginnie Mae	3.000%	05/01/2043	12,000	12,483	(12,514)
Ginnie Mae	4.500%	05/01/2043	5,000	5,456	(5,462)
Ginnie Mae	5.000%	04/01/2043	5,000	5,483	(5,454)

				$34,035	$(34,072)

(g)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
U.S. Government Agencies	$0	$562,150	$61	$562,211
Mortgage-Backed Securities	0	29,262	24,916	54,178
Asset-Backed Securities	0	5,906	0	5,906
Short-Term Instruments
Repurchase Agreements	0	320	0	320
U.S. Treasury Bills	0	500	0	500
Central Funds Used for Cash Management Purposes	189,489	0	0	189,489
	$189,489	$598,138	$24,977	$812,604

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Short Sales, at value	$0	$(34,072)	$0	$(34,072)

Financial Derivative Instruments - Assets
Credit Contracts	$0	$97	$0	$97

Totals	$189,489	$564,163	$24,977	$778,629

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
U.S. Government Agencies	$72	$0	$(11)	$(2)	$(2)	$4	$0	$0	$61	$2
Mortgage-Backed Securities	13,914	12,004	(1,439)	105	177	155	0	0	24,916	381

	$13,986	$12,004	$(1,450)	$103	$175	$159	$0	$0	$24,977	$383

Financial Derivative Instruments - Assets
Interest Rate Contracts	$1,017	$0	$0	$0	$0	$(1,017)	$0	$0	$0	$0

Totals	$15,003	$12,004	$(1,450)	$103	$175	$(858)	$0	$0	$24,977	$383

66	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
U.S. Government Agencies	$61	Benchmark Pricing	Base Price	98.45
Mortgage-Backed Securities	20	Benchmark Pricing	Base Price	99.00
	24,896	Third Party Vendor	Broker Quote	81.81-88.00

Total	$24,977

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(h)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on OTC swap agreements	$0	$97	$0	$0	$0	$97

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives:
Net realized gain on swaps	$0	$212	$0	$0	$2,657	$2,869

Net Change in Unrealized (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on swaps	$0	$(180)	$0	$0	$(1,017)	$(1,197)

(1)	See note 6 in the Notes to Financial Statements for additional information.

(i)	Collateral (Received) for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)	Net Exposures (1)
GST	$97	$(100)	$(3)

(1)

Net Exposure represents the net (payable) that would be due to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	67

Schedule of Investments PIMCO Mortgage Opportunities Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.3%

BANKING & FINANCE 0.3%
SLM Student Loan Trust
4.400% due 07/25/2039	EUR	880	$1,029

Total Corporate Bonds & Notes (Cost $1,070)			1,029

U.S. GOVERNMENT AGENCIES 78.9%
Fannie Mae
0.000% due 01/01/2033 - 11/25/2042 (b)		$5,386	5,089
0.819% due 02/25/2024		29	29
2.000% due 12/25/2042		73	49
2.500% due 06/25/2022 - 06/01/2043		15,001	15,053
2.500% due 12/25/2027 - 02/25/2028 (a)		17,619	1,996
3.000% due 05/25/2040 - 05/01/2043		23,504	24,234
3.000% due 01/25/2042 (a)		24,614	4,056
3.144% due 08/25/2043		116	124
3.325% due 05/25/2042		95	102
3.500% due 04/01/2028 - 04/01/2043		23,576	24,916
3.750% due 05/25/2033		93	99
4.000% due 02/25/2024 (a)		635	41
4.000% due 11/01/2040 - 11/01/2042		30,968	33,659
4.000% due 10/01/2042 (f)		4,185	4,569
4.500% due 03/01/2039 - 03/01/2042		30,122	33,315
4.500% due 07/01/2041 - 07/01/2042 (f)		10,792	11,963
5.000% due 04/25/2033 - 06/01/2041		13,130	14,617
5.000% due 12/01/2041 (f)		14,363	15,985
5.500% due 02/01/2029 - 01/25/2032 (a)		1,238	192
5.500% due 01/25/2034 - 06/25/2036		2,454	2,602
5.896% due 06/25/2037 (a)		3,008	426
6.000% due 02/01/2033 (a)		951	197
6.000% due 02/25/2034		20	25
6.046% due 03/25/2024 (a)		431	34
6.300% due 06/25/2031		1,674	1,991
6.496% due 08/25/2040 (a)		6,763	1,048
6.546% due 09/25/2039 (a)		878	138
6.714% due 04/25/2042		216	217
7.000% due 12/25/2023 - 03/25/2049		129	157
7.081% due 05/25/2042		135	134
7.195% due 08/25/2033		1,411	1,443
8.896% due 07/25/2033		196	246
12.252% due 03/25/2040		532	655
17.313% due 09/25/2024		69	90
19.181% due 09/25/2023		16	22
24.703% due 12/25/2036		968	1,507
Freddie Mac
0.000% due 09/15/2032 - 11/15/2037 (b)		5,492	5,274
0.785% due 09/25/2022 (a)		47,955	3,255
1.308% due 08/25/2019 (a)		127,551	9,231
1.384% due 11/25/2019 (a)		106,288	8,413
2.500% due 09/15/2027 - 12/15/2027 (a)		25,048	2,783
3.000% due 12/15/2032 (a)		825	100
3.000% due 06/15/2036		241	245

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 03/15/2035 - 10/15/2042		$4,684	$4,856
4.000% due 04/15/2019 - 08/15/2042		4,607	4,956
4.000% due 12/01/2040 (f)		4,329	4,776
4.500% due 10/15/2029 - 12/01/2041		12,217	13,525
5.000% due 05/15/2019		159	171
5.000% due 12/01/2039 (f)		4,881	5,393
5.500% due 02/15/2033 - 07/01/2037		6,477	7,239
5.797% due 06/15/2018 - 10/15/2036 (a)		5,388	667
6.000% due 07/15/2035		316	440
6.397% due 01/15/2041 (a)		3,659	670
6.447% due 03/15/2035 (a)		8,075	1,228
6.497% due 10/15/2034 (a)		6,531	848
6.547% due 03/15/2037 (a)		5,040	779
6.588% due 12/15/2023 (a)		1,837	341
7.519% due 12/15/2042		835	855
7.797% due 06/15/2031 (a)		888	201
7.935% due 09/17/2032		105	122
8.590% due 05/15/2024 (a)		1,051	224
9.294% due 09/15/2041		11	11
9.394% due 10/15/2040		1,500	1,543
9.494% due 01/15/2041		849	909
11.827% due 05/15/2033		106	124
12.594% due 05/15/2033		36	41
15.441% due 10/15/2033		1,841	2,419
16.001% due 11/15/2034		32	40
17.588% due 05/15/2035		775	1,088
18.616% due 10/15/2023		141	205
Ginnie Mae
0.000% due 03/16/2033 - 03/20/2041 (b)		612	584
0.683% due 12/16/2043 (a)		51,477	464
1.286% due 08/16/2048 (a)		26,000	2,075
1.451% due 05/16/2050 (a)		40,039	2,378
1.510% due 12/16/2043 (a)		847	53
1.908% due 05/16/2053 (a)		2,262	184
2.500% due 07/20/2042		1	1
3.500% due 05/16/2042		1	1
4.000% due 09/20/2038 - 08/20/2042		1,355	1,437
4.250% due 10/20/2038		1,040	1,200
4.500% due 07/20/2039 - 01/20/2042		6,813	7,554
5.000% due 08/20/2034 - 07/20/2040		146	172
5.000% due 09/20/2038 (a)		2,000	491
5.500% due 02/20/2034 - 04/20/2040		61	67
5.500% due 11/16/2037 (a)		462	52
5.897% due 11/16/2034 (a)		2,406	431
8.000% due 05/17/2034		310	346
8.845% due 11/16/2033		4	4
9.194% due 12/20/2040		4,000	4,773

Total U.S. Government Agencies (Cost $302,300)			306,259

MORTGAGE-BACKED SECURITIES 26.1%
Aggregator of Loans Backed by Assets PLC
2.757% due 12/16/2042	GBP	964	1,505
American Home Mortgage Assets LLC
3.020% due 01/25/2036		$3,740	2,620
American Home Mortgage Investment Trust
2.447% due 06/25/2045		1,115	1,053

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Funding Corp.
2.911% due 02/20/2036		$3,132	$2,503
6.000% due 09/25/2036		135	124
Banc of America Large Loan Trust
2.503% due 11/15/2015		3,439	3,467
Banc of America Mortgage Trust
3.063% due 04/25/2035		1,680	1,426
3.202% due 11/20/2046^		749	605
5.308% due 04/25/2035		128	129
Bancaja Fondo de Titulizacion de Activos
0.473% due 02/20/2036	EUR	2,592	2,950
BCAP LLC Trust
0.378% due 01/26/2037		$5,652	2,718
2.846% due 12/26/2037		636	634
Bear Stearns Adjustable Rate Mortgage Trust
2.796% due 10/25/2036		842	640
Bear Stearns Alt-A Trust
0.704% due 01/25/2036^		4,198	2,709
Bear Stearns Mortgage Funding Trust
0.434% due 09/25/2046		329	188
Bear Stearns Structured Products, Inc.
2.618% due 01/26/2036		10,069	7,903
Celtic Residential Irish Mortgage Securitisation
0.432% due 04/10/2048	EUR	6,139	6,060
0.461% due 12/14/2048		2,378	2,343
Chase Mortgage Finance Corp.
2.933% due 02/25/2037		$51	51
Citigroup Mortgage Loan Trust, Inc.
2.570% due 03/25/2036		347	322
6.000% due 08/25/2037		4,942	3,462
Commercial Mortgage Pass-Through Certificates
1.948% due 12/10/2045 (a)		8,069	982
Countrywide Alternative Loan Trust
0.604% due 06/25/2036^		56	35
1.677% due 09/25/2035		114	98
2.491% due 03/25/2047^		374	290
6.000% due 05/25/2036		160	120
Countrywide Home Loan Mortgage Pass-Through Trust
2.793% due 01/25/2036		321	266
5.500% due 01/25/2035		1,029	1,072
5.750% due 05/25/2037^		114	100
6.000% due 01/25/2038		1,232	1,110
6.250% due 09/25/2037^		398	374
CSAB Mortgage-Backed Trust
6.000% due 11/25/2036		104	65
Fannie Mae
3.000% due 06/25/2042 (a)		4,538	607
First Horizon Alternative Mortgage Securities
2.208% due 07/25/2036		715	449
First Horizon Mortgage Pass-Through Trust
2.713% due 11/25/2035		137	126
GMAC Mortgage Corp. Loan Trust
3.645% due 05/25/2035		96	92
Great Hall Mortgages PLC
0.410% due 06/18/2039		3,124	2,820
Harborview Mortgage Loan Trust
0.513% due 08/19/2045		163	143
Hercules Eclipse PLC
0.751% due 10/25/2018	GBP	1,234	1,730
Indus (Eclipse) PLC
0.681% due 01/25/2020		1,024	1,494
Indymac Index Mortgage Loan Trust
2.570% due 08/25/2035		$243	210
2.763% due 09/25/2036		4,085	3,019
5.107% due 09/25/2036		590	416
Jefferies & Co., Inc.
2.556% due 02/26/2036		2,646	2,596

68	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Alternative Loan Trust
0.364% due 11/25/2036		$3,620	$2,436
JPMorgan Mortgage Trust
2.916% due 04/25/2035		328	321
2.991% due 07/25/2035		62	63
JPMorgan Resecuritization Trust
2.727% due 03/21/2037		36	36
6.000% due 09/26/2036		12,477	6,236
Lehman Mortgage Trust
0.524% due 08/25/2036^		616	433
Luminent Mortgage Trust
0.434% due 05/25/2037		152	88
Merrill Lynch Mortgage Investors Trust
2.248% due 07/25/2029		55	55
2.685% due 12/25/2035		270	255
2.765% due 02/25/2036		1,856	1,365
Morgan Stanley Bank of America Merrill Lynch Trust
1.530% due 12/15/2048 (a)		11,585	969
Morgan Stanley Mortgage Loan Trust
2.649% due 06/25/2037		1,011	603
5.500% due 10/25/2037		2,751	2,564
Morgan Stanley Re-REMIC Trust
3.250% due 11/26/2036		696	709
5.000% due 11/26/2036		600	620
Residential Accredit Loans, Inc. Trust
0.404% due 10/25/2046		4,522	2,259
0.504% due 08/25/2035		562	434
0.554% due 08/25/2035^		4,069	2,953
0.604% due 10/25/2045		474	339
1.302% due 04/25/2036^		780	739
3.875% due 05/25/2035		224	149
Residential Asset Securitization Trust
6.250% due 08/25/2036		1,870	1,685
Rural Hipotecario Fondo De Titulizacion Hipotec
0.467% due 02/13/2033	EUR	1,154	1,349
Sequoia Mortgage Trust
4.980% due 07/20/2037		$400	333
Structured Adjustable Rate Mortgage Loan Trust
2.653% due 08/25/2035		529	494
Structured Asset Mortgage Investments, Inc.
0.394% due 07/25/2046		571	346
Thornburg Mortgage Securities Trust
1.104% due 03/25/2044		158	146
UBS-Barclays Commercial Mortgage Trust
0.172% due 08/10/2049 (a)		178,586	3,384
WaMu Mortgage Pass-Through Certificates
2.543% due 07/25/2037		286	224
5.050% due 07/25/2037		228	212

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington Mutual Alternative Mortgage Pass-Through Certificates
0.454% due 02/25/2036		$751	$516
0.878% due 01/25/2047		5,589	3,132
Wells Fargo Mortgage-Backed Securities Trust
0.704% due 06/25/2037		373	301
2.610% due 02/25/2035		57	57
2.619% due 05/25/2036^		243	220
2.721% due 04/25/2036		607	575
2.748% due 08/25/2033		65	67
6.000% due 09/25/2036		151	152
Windermere CMBS PLC
0.757% due 04/24/2017	GBP	1,855	2,701

Total Mortgage-Backed Securities (Cost $97,346)			101,146

ASSET-BACKED SECURITIES 9.1%
Argent Securities, Inc.
2.994% due 10/25/2033		$2,894	2,698
Avoca CLO PLC
0.547% due 01/16/2023	EUR	1,995	2,496
Bear Stearns Asset-Backed Securities Trust
0.404% due 12/25/2036		$10,000	8,794
Countrywide Asset-Backed Certificates
0.364% due 10/25/2047		1,620	1,588
Credit-Based Asset Servicing and Securitization LLC
0.264% due 11/25/2036		3,051	1,524
5.973% due 10/25/2036		1,100	911
First Franklin Mortgage Loan Trust
1.014% due 04/25/2035		691	572
GSAA Trust
0.434% due 04/25/2047		798	493
HSI Asset Securitization Corp. Trust
0.354% due 12/25/2036		8,533	4,533
Lehman XS Trust
0.324% due 08/25/2036		1,125	724
Merrill Lynch Mortgage Investors Trust
0.314% due 03/25/2037		1,372	947
Morgan Stanley Mortgage Loan Trust
0.444% due 04/25/2037		3,134	1,588
RAAC Series
0.374% due 11/25/2036		736	729
Residential Asset Mortgage Products Trust
0.384% due 08/25/2046		1,133	1,047
Residential Asset Securities Corp. Trust
0.454% due 01/25/2036		231	229

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vanderbilt Mortgage Finance
7.120% due 04/07/2032	$717	$767
Wrightwood Capital Real Estate CDO Ltd.
0.609% due 11/21/2040	6,057	5,567

Total Asset-Backed Securities (Cost $34,410)		35,207

SHORT-TERM INSTRUMENTS 6.5%

REPURCHASE AGREEMENTS 0.4%
Banc of America Securities LLC
0.210% due 04/01/2013	1,000	1,000
(Dated 03/28/2013. Collateralized by U.S. Treasury Notes 0.625% due 05/31/2017 valued at $1,023. Repurchase proceeds are $1,000.)
State Street Bank and Trust Co.
0.010% due 04/01/2013	519	519
(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $531. Repurchase proceeds are $519.)

		1,519

U.S. TREASURY BILLS 0.7%
0.131% due 12/12/2013 - 01/09/2014 (c)(h)	2,810	2,808

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (d) 5.4%
PIMCO Short-Term Floating NAV Portfolio	2,083,294	20,848

Total Short-Term Instruments (Cost $25,172)		25,175

PURCHASED OPTIONS (k) 0.0%
(Cost $418)		152

Total Investments 120.9% (Cost $460,716)		$468,968

Written Options (l) (0.0%) (Premiums $403)		(173)

Other Assets and Liabilities (Net) (20.9%)		(80,900)

Net Assets 100.0%		$387,895

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Affiliated to the Fund.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $37,418 at a weighted average interest rate of 0.31%.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	69

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

(f)	Securities with an aggregate market value of $33,478 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
GSC	0.310%	03/12/2013	04/11/2013	$25,102	$(25,106)
	0.310%	03/19/2013	04/11/2013	7,300	(7,301)

					$(32,407)

(g)	Cash of $43 has been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 5-Year Note June Futures	Short	06/2013	4	$(3)

(h)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Cash of $607 has been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	1.500%	06/19/2020	$	19,900	$41	$22
Receive	3-Month USD-LIBOR	2.000%	06/19/2023		6,800	53	(10)

						$94	$12

(i)	Securities with an aggregate market value of $2,807 have been pledged as collateral for OTC swap agreements, swaptions and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(j)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Premiums (Received)	Unrealized Appreciation
ABX.HE.AA.6-1 Index	BOA	0.320%	07/25/2045	$	6,614	$(2,027)	$(2,282)	$255
CMBX.NA.AAA.3 Index	FBF	0.080%	12/13/2049		15,000	(472)	(609)	137
CMBX.NA.AAA.4 Index	CBK	0.350%	02/17/2051		2,000	(58)	(94)	36
CMBX.NA.AAA.4 Index	FBF	0.350%	02/17/2051		300	(9)	(15)	6
CMBX.NA.AAA.4 Index	GST	0.350%	02/17/2051		700	(21)	(34)	13

						$(2,587)	$(3,034)	$447

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(k)	Purchased options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	0.900%	07/08/2013	$	105,000	$127	$49
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	2.550%	07/08/2013		35,000	291	103

								$418	$152

(l)	Written options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.400%	07/08/2013	$	35,000	$403	$(173)

70	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Transactions in written call and put options for the period ended March 31, 2013:

	Notional Amount	Premium
Balance at 03/31/2012	$0	$0
Sales	35,000	403
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at 03/31/2013	$35,000	$403

(m)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.000%	04/01/2028	$10,000	$10,514	$(10,517)
Fannie Mae	3.000%	06/01/2040	12,500	12,695	(12,828)
Fannie Mae	3.000%	05/01/2043	12,500	12,758	(12,861)
Fannie Mae	4.500%	04/01/2043	10,000	10,734	(10,777)
Fannie Mae	5.000%	04/01/2043	5,000	5,411	(5,417)
Fannie Mae	5.000%	05/01/2043	4,000	4,331	(4,331)
Fannie Mae	5.500%	05/01/2043	4,000	4,359	(4,359)
Freddie Mac	4.500%	04/01/2043	2,000	2,136	(2,140)
Ginnie Mae	4.500%	05/01/2043	2,000	2,179	(2,187)

				$65,117	$(65,417)

(n)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	EUR	12,749	$	16,569	RYL	$227	$0	$227
04/2013	$	16,414	EUR	12,749	BOA	0	(72)	(72)
05/2013	EUR	12,749	$	16,418	BOA	72	0	72
06/2013		83		108	RBC	1	0	1
06/2013	GBP	2,137		3,188	CBK	0	(58)	(58)
06/2013		1,338		2,030	JPM	0	(2)	(2)
06/2013		1,433		2,167	RYL	0	(10)	(10)

						$300	$(142)	$158

(o)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$1,029	$0	$1,029
U.S. Government Agencies	0	306,259	0	306,259
Mortgage-Backed Securities	0	101,146	0	101,146
Asset-Backed Securities	0	29,640	5,567	35,207
Short-Term Instruments
Repurchase Agreements	0	1,519	0	1,519
U.S. Treasury Bills	0	2,808	0	2,808
Central Funds Used for Cash Management Purposes	20,848	0	0	20,848
Purchased Options
Interest Rate Contracts	0	152	0	152
	$20,848	$442,553	$5,567	$468,968

Short Sales, at value	$0	$(65,417)	$0	$(65,417)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Financial Derivative Instruments - Assets
Credit Contracts	$0	$447	$0	$447
Foreign Exchange Contracts	0	300	0	300
Interest Rate Contracts	0	22	0	22
	$0	$769	$0	$769

Financial Derivative Instruments - Liabilities
Foreign Exchange Contracts	0	(142)	0	(142)
Interest Rate Contracts	(3)	(183)	0	(186)
	$(3)	$(325)	$0	$(328)

Totals	$20,845	$377,580	$5,567	$403,992

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	71

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 10/22/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (2)
Investments, at value
Asset-Backed Securities	$0	$5,842	$(425)	$3	$42	$105	$0	$0	$5,567	$105

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Asset-Backed Securities	$5,567	Benchmark Pricing	Base Price	92.00

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$152	$152
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	1	1
Unrealized appreciation on foreign currency contracts	0	0	0	300	0	300
Unrealized appreciation on OTC swap agreements	0	447	0	0	0	447

	$0	$447	$0	$300	$153	$900

Liabilities:
Written options outstanding	$0	$0	$0	$0	$173	$173
Variation margin payable on financial derivative instruments (2)	0	0	0	0	51	51
Unrealized depreciation on foreign currency contracts	0	0	0	142	0	142

	$0	$0	$0	$142	$224	$366

72	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(1)	$(1)
Net realized (loss) on futures contracts	0	0	0	0	(172)	(172)
Net realized gain on swaps	0	2	0	0	217	219
Net realized gain on foreign currency transactions	0	0	0	388	0	388

	$0	$2	$0	$388	$44	$434

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(265)	$(265)
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(3)	(3)
Net change in unrealized appreciation on written options	0	0	0	0	229	229
Net change in unrealized appreciation on swaps	0	447	0	0	12	459
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	158	0	158

	$0	$447	$0	$158	$(27)	$578

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative (depreciation) of $(3) and open centrally cleared swaps cumulative appreciation/(depreciation) of $12 as reported in the Notes to Schedule of Investments.

(q)	Collateral Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral Pledged	Net Exposures (1)
BOA	$(2,048)	$2,178	$130
CBK	(116)	0	(116)
FBF	(481)	629	148
GST	(21)	0	(21)
JPM	(2)	0	(2)
RBC	1	0	1
RYL	217	0	217

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	73

Schedule of Investments PIMCO Total Return Fund II

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 17.8%

BANKING & FINANCE 14.6%
Allstate Life Global Funding Trusts
5.375% due 04/30/2013	$3,100	$3,112
American Express Bank FSB
5.500% due 04/16/2013	500	501
American Express Credit Corp.
5.875% due 05/02/2013	2,800	2,812
American International Group, Inc.
4.250% due 09/15/2014	265	278
5.050% due 10/01/2015	10,300	11,294
5.450% due 05/18/2017	29,500	33,869
5.600% due 10/18/2016	18,300	20,815
5.850% due 01/16/2018	6,400	7,511
8.250% due 08/15/2018	13,500	17,537
Bank of America Corp.
1.722% due 01/30/2014	12,400	12,511
5.750% due 08/15/2016	375	419
Bank of America N.A.
6.000% due 10/15/2036	9,200	11,079
Bear Stearns Cos. LLC
5.550% due 01/22/2017	200	229
CBA Capital Trust
5.805% due 06/30/2015 (c)	5,200	5,399
Citigroup, Inc.
1.755% due 01/13/2014	11,600	11,708
2.293% due 08/13/2013	2,600	2,617
4.750% due 05/19/2015	251	269
5.000% due 09/15/2014	6,090	6,397
5.500% due 10/15/2014	15,681	16,739
5.850% due 07/02/2013	700	709
6.125% due 11/21/2017	140	166
Fifth Third Bancorp
6.250% due 05/01/2013	350	352
8.250% due 03/01/2038	16,000	22,248
Ford Motor Credit Co. LLC
2.750% due 05/15/2015	7,200	7,353
Goldman Sachs Group, Inc.
1.296% due 02/07/2014	7,600	7,639
6.750% due 10/01/2037	7,209	8,115
GSPA Monetization Trust
6.422% due 10/09/2029	9,418	9,885
HCP, Inc.
5.650% due 12/15/2013	2,300	2,380
HSBC Bank USA N.A.
6.000% due 08/09/2017	4,000	4,694
HSBC Finance Corp.
6.676% due 01/15/2021	1,585	1,880
International Lease Finance Corp.
6.625% due 11/15/2013	5,180	5,348
6.750% due 09/01/2016	2,000	2,270
JPMorgan Chase & Co.
4.250% due 10/15/2020	500	550
4.650% due 06/01/2014	28,100	29,374
JPMorgan Chase Capital
1.248% due 01/15/2087	1,100	886
Merrill Lynch & Co., Inc.
6.400% due 08/28/2017	4,400	5,171
6.875% due 04/25/2018	23,900	28,892
MetLife Capital Trust
7.875% due 12/15/2067	800	1,010
MetLife, Inc.
7.717% due 02/15/2019	180	234
Morgan Stanley
0.784% due 10/15/2015	3,700	3,641
1.281% due 04/29/2013	3,600	3,602

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.792% due 05/14/2013	$14,200	$14,238
4.100% due 01/26/2015	30,000	31,334
4.750% due 04/01/2014	250	258
5.375% due 10/15/2015	300	328
5.950% due 12/28/2017	225	261
6.000% due 04/28/2015	10,400	11,334
NYSE Euronext
2.000% due 10/05/2017	185	189
Principal Life Income Funding Trusts
5.300% due 04/24/2013	2,800	2,808
5.550% due 04/27/2015	4,000	4,391
Prudential Financial, Inc.
4.750% due 09/17/2015	185	202
SLM Corp.
4.000% due 07/25/2014	2,000	2,023
5.000% due 04/15/2015	30,000	31,800
6.250% due 01/25/2016	8,200	9,000
8.000% due 03/25/2020	4,200	4,888
8.450% due 06/15/2018	300	357
State Street Capital Trust
1.280% due 06/01/2077	600	485
Toyota Motor Credit Corp. CPI Linked Bond
2.540% due 09/10/2013	17,000	17,063
UBS Preferred Funding Trust
6.243% due 05/15/2016 (c)	9,000	9,349
Wachovia Corp.
5.625% due 10/15/2016	1,300	1,485

		453,288

INDUSTRIALS 2.3%
Amazon.com, Inc.
2.500% due 11/29/2022	165	161
Amgen, Inc.
3.450% due 10/01/2020	2,500	2,680
4.500% due 03/15/2020	2,200	2,504
Anheuser-Busch InBev Worldwide, Inc.
2.500% due 07/15/2022	170	168
Comcast Corp.
3.125% due 07/15/2022	95	97
5.900% due 03/15/2016	205	235
COX Communications, Inc.
4.625% due 06/01/2013	4,000	4,027
CRH America, Inc.
5.300% due 10/15/2013	170	174
Daimler Finance North America LLC
1.480% due 09/13/2013	700	703
1.635% due 07/11/2013	6,000	6,018
General Mills, Inc.
5.250% due 08/15/2013	8,000	8,143
GlaxoSmithKline Capital, Inc.
4.850% due 05/15/2013	325	327
International Business Machines Corp.
5.700% due 09/14/2017	3,200	3,834
Mondelez International, Inc.
2.625% due 05/08/2013	8,800	8,817
5.250% due 10/01/2013	20,000	20,461
PepsiCo, Inc.
4.500% due 01/15/2020	185	214
Rohm & Haas Co.
6.000% due 09/15/2017	2,100	2,470
Thermo Fisher Scientific, Inc.
2.250% due 08/15/2016	125	129
UAL Pass-Through Trust
9.190% due 12/24/2013^	3,462	1,757
Walgreen Co.
3.100% due 09/15/2022	165	164

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WM Wrigley Jr. Co.
3.050% due 06/28/2013	$3,000	$3,014
Yum! Brands, Inc.
6.250% due 03/15/2018	4,800	5,752

		71,849

UTILITIES 0.9%
AT&T, Inc.
4.450% due 05/15/2021	195	220
BellSouth Corp.
4.020% due 04/26/2021	19,100	19,140
DTE Energy Co.
0.987% due 06/03/2013	1,900	1,902
Entergy Corp.
3.625% due 09/15/2015	5,400	5,646
Verizon Communications, Inc.
5.250% due 04/15/2013	500	501
5.500% due 02/15/2018	310	365

		27,774

Total Corporate Bonds & Notes (Cost $512,711)		552,911

MUNICIPAL BONDS & NOTES 10.2%

ARIZONA 0.1%
University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	1,300	1,558

CALIFORNIA 4.0%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	1,000	1,274
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	1,200	1,696
7.043% due 04/01/2050	3,900	5,603
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.125% due 06/01/2043	2,000	2,000
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	1,100	1,333
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	365	507
7.500% due 04/01/2034	4,300	5,989
7.550% due 04/01/2039	6,200	8,957
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	2,500	3,660
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	1,900	1,900
California State General Obligation Bonds, Series 2012
5.000% due 09/01/2029	400	452
Calleguas-Las Virgenes Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
5.944% due 07/01/2040	3,800	4,601
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	100	134
Los Angeles Department of Water & Power, California Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2044	1,600	1,777
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	1,200	1,740

74	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Unified School District, California General Obligation Bonds, (AGM Insured), Series 2007
4.500% due 07/01/2022	$6,300	$7,099
5.000% due 07/01/2028	5,345	6,029
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	6,600	8,925
Los Angeles Wastewater System, California Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	1,175
Los Angeles Wastewater System, California Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 06/01/2034	38,000	40,515
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	1,000	1,178
Riverside Community College District, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	200	233
7.021% due 08/01/2040	300	349
Santa Clara County, California General Obligation Bonds, Series 2009
5.000% due 08/01/2030	1,000	1,162
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.125% due 06/01/2046	1,800	1,586
University of California Revenue Bonds, (BABs), Series 2009
5.770% due 05/15/2043	6,700	8,249
6.583% due 05/15/2049	3,800	4,990
University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	400	401
6.548% due 05/15/2048	600	793

		124,307

FLORIDA 0.0%
Miami, Florida Revenue Bonds, Series 1989
8.650% due 07/01/2019	110	137

ILLINOIS 0.4%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	600	695
6.899% due 12/01/2040	7,100	8,717
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	2,000	2,495

		11,907

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	660	659

MASSACHUSETTS 0.0%
Commonwealth of Massachusetts General Obligation Bonds, (BABs), Series 2010
4.200% due 12/01/2021	100	114

MICHIGAN 0.2%
Michigan State Building Authority Revenue Bonds, Series 2011
5.375% due 10/15/2041	5,000	5,655

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEBRASKA 0.1%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	$2,600	$3,101

NEVADA 0.2%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	2,300	3,231
Truckee Meadows Water Authority, Nevada Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 07/01/2036	2,800	2,944

		6,175

NEW JERSEY 0.5%
New Jersey Economic Development Authority Revenue Bonds, (NPFGC Insured), Series 1997
0.000% due 02/15/2016	3,355	3,213
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.280% due 06/15/2013	7,200	7,207
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	3,180	4,491

		14,911

NEW YORK 3.0%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
7.336% due 11/15/2039	1,200	1,757
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
7.134% due 11/15/2030	13,300	16,159
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
6.282% due 06/15/2042	100	118
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
5.000% due 06/15/2038	1,200	1,340
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2044	44,000	48,371
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	1,100	1,254
New York State Dormitory Authority Revenue Bonds, Series 2008
5.000% due 03/15/2026	9,460	10,946
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2024	10,000	12,199
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	1,100	1,360

		93,504

OHIO 0.2%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	3,500	5,209
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	1,500	1,463

		6,672

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 0.1%
Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	$2,600	$3,518

TEXAS 0.6%
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	6,400	8,272
Texas State General Obligation Bonds, (BABs), Series 2009
5.517% due 04/01/2039	6,500	8,292
Texas State General Obligation Bonds, Series 2005
4.750% due 04/01/2035	1,200	1,273

		17,837

VIRGINIA 0.3%
Virginia College Building Authority Revenue Bonds, Series 2012
5.000% due 02/01/2023	8,465	10,495

WASHINGTON 0.5%
Energy Northwest, Washington Revenue Notes, Series 2012
2.803% due 07/01/2021	10,000	10,361
Washington State General Obligation Bonds, Series 2012
5.000% due 07/01/2024	5,000	6,118

		16,479

Total Municipal Bonds & Notes (Cost $282,117)		317,029

U.S. GOVERNMENT AGENCIES 44.5%
Fannie Mae
0.264% due 12/25/2036	540	534
0.500% due 03/30/2016	400	401
0.514% due 04/25/2037	1,571	1,579
0.644% due 10/25/2022	33	33
0.654% due 09/25/2035 - 12/25/2041	3,371	3,403
0.669% due 05/25/2023	28	28
0.719% due 02/25/2022	12	12
0.769% due 01/25/2022	27	27
0.819% due 08/25/2022	26	26
0.834% due 05/25/2040	6,771	6,856
0.875% due 08/28/2017 - 02/08/2018	51,200	51,303
0.919% due 04/25/2022 - 09/25/2022	28	29
0.954% due 11/25/2039 - 01/25/2040	1,163	1,180
1.250% due 01/30/2017	3,000	3,069
1.375% due 07/01/2044	282	287
2.310% due 08/01/2022	500	506
2.313% due 01/01/2035	588	623
2.500% due 05/01/2028	4,000	4,142
2.630% due 10/10/2024	165	165
2.640% due 05/25/2035	308	325
3.000% due 09/16/2014 - 04/01/2043	69,707	72,092
3.330% due 11/01/2021	293	321
3.343% due 04/01/2041	194	205
3.500% due 01/01/2026 - 04/01/2043	30,014	31,725
3.980% due 07/01/2021	118,300	131,922

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	75

Schedule of Investments PIMCO Total Return Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 08/01/2025 - 05/01/2043	$76,539	$81,808
4.500% due 09/01/2018 - 05/01/2043	242,531	261,708
4.725% due 09/01/2035	176	189
5.000% due 02/13/2017 - 05/01/2041	11,350	12,458
5.375% due 06/12/2017	2,800	3,343
5.500% due 03/01/2022 - 05/01/2043	104,902	114,575
5.770% due 06/01/2013	569	571
6.000% due 05/01/2017 - 01/01/2039	35,814	39,488
6.121% due 12/25/2042	571	667
6.500% due 07/01/2013 - 06/25/2044	443	509
7.000% due 05/01/2014 - 09/25/2020	3	3
8.000% due 04/01/2015 - 10/01/2030	2	2
9.000% due 12/01/2017 - 06/25/2018	3	3
9.250% due 07/25/2019	44	50
10.000% due 11/01/2021	1	1
Freddie Mac
0.353% due 07/15/2019 - 08/15/2019	3,593	3,594
0.750% due 01/12/2018	68,000	67,696
0.813% due 07/15/2037	12,787	12,900
0.875% due 03/07/2018	900	900
0.953% due 08/15/2036	5,847	5,905
1.000% due 03/08/2017 - 09/29/2017	64,300	65,079
1.250% due 05/12/2017 - 10/02/2019	9,300	9,324
1.375% due 02/25/2045	284	275
1.750% due 05/30/2019	700	722
2.220% due 02/01/2023	26	26
2.384% due 12/01/2022	162	172
2.533% due 07/01/2030	41	42
3.000% due 08/01/2019 - 11/01/2042	106,560	107,527
3.750% due 03/27/2019	2,000	2,297
4.000% due 04/01/2024 - 04/01/2043	207,528	220,732
4.500% due 02/01/2029 - 11/01/2041	29,312	31,448
5.000% due 02/15/2032 - 07/01/2040	458	486
5.500% due 03/15/2014 - 07/01/2039	5,458	5,950
6.000% due 02/01/2016 - 06/01/2039	18,052	19,786
7.000% due 07/15/2022	441	502
7.500% due 01/15/2023	1,170	1,349
8.000% due 11/01/2025 - 06/15/2030	640	660
9.000% due 12/15/2020	32	35
9.250% due 11/15/2019	1	1
9.500% due 02/01/2018	4	4
10.000% due 03/01/2021	2	3
Ginnie Mae
0.603% due 04/16/2029 - 06/16/2031	52	52
0.803% due 02/16/2030	49	50
1.625% due 01/20/2024 - 12/20/2029	1,028	1,075

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.750% due 06/20/2023 - 07/20/2030	$772	$813
2.000% due 09/20/2024 - 07/20/2027	420	440
5.000% due 11/15/2034 - 03/15/2036	265	290
6.000% due 01/15/2024	3	4
7.500% due 09/15/2014 - 09/15/2025	9	10
8.000% due 01/15/2022 - 08/15/2024	25	27
9.000% due 11/15/2017	7	8
9.500% due 01/20/2019 - 12/15/2021	4	5
Small Business Administration
7.970% due 01/25/2025	94	101

Total U.S. Government Agencies (Cost $1,359,986)		1,386,458

U.S. TREASURY OBLIGATIONS 33.7%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2017	1,926	2,079
0.125% due 01/15/2022	407	443
0.125% due 07/15/2022	8,411	9,180
0.625% due 07/15/2021	475	544
0.625% due 02/15/2043	15,824	15,956
0.750% due 02/15/2042	3,465	3,635
1.125% due 01/15/2021	526	621
1.250% due 07/15/2020	739	884
1.375% due 07/15/2018	416	488
1.375% due 01/15/2020	218	260
1.750% due 01/15/2028	34,006	43,345
1.875% due 07/15/2019	863	1,058
2.000% due 01/15/2026	4,060	5,298
2.125% due 01/15/2019	643	786
2.125% due 02/15/2040	18,324	25,914
2.375% due 01/15/2017	285	333
2.375% due 01/15/2025	8,062	10,848
2.375% due 01/15/2027	314	428
2.500% due 01/15/2029 (i)(j)	41,505	58,152
3.625% due 04/15/2028	8,969	14,043
3.875% due 04/15/2029	11,205	18,256
U.S. Treasury Notes
0.250% due 10/31/2014	155	155
0.250% due 01/15/2015	230	230
0.250% due 08/15/2015	1,030	1,029
0.250% due 09/15/2015	500	499
0.375% due 04/15/2015	335	336
0.375% due 11/15/2015 (i)(j)	212,500	212,865
0.375% due 01/15/2016	1,000	1,001
0.625% due 07/15/2014	225	226
0.625% due 09/30/2017	250	250
0.625% due 11/30/2017	7,400	7,379
0.750% due 06/15/2014	315	317
0.750% due 10/31/2017	4,745	4,761
0.750% due 12/31/2017 (g)	20,100	20,139
0.750% due 02/28/2018	231,600	231,691
0.750% due 03/31/2018 (a)	15,400	15,390
0.875% due 11/30/2016	20	20
0.875% due 12/31/2016	1,055	1,070
0.875% due 07/31/2019 (i)(j)(k)	11,600	11,460
1.000% due 06/30/2019	1,700	1,695
1.125% due 03/31/2020 (a)	13,900	13,784
1.250% due 04/30/2019	265	269
1.250% due 10/31/2019	19,205	19,364
1.250% due 02/29/2020	15,500	15,540
1.375% due 02/28/2019	525	537

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.500% due 06/30/2016	$120	$124
1.500% due 07/31/2016	655	678
1.500% due 08/31/2018 (j)(k)	4,800	4,966
1.625% due 08/15/2022	34,300	33,890
1.625% due 11/15/2022 (f)(g)	199,000	195,673
1.750% due 07/31/2015	225	233
1.750% due 05/15/2022 (i)(j)(k)	10,960	11,003
2.000% due 02/15/2022	380	391
2.000% due 02/15/2023	27,100	27,468
2.250% due 07/31/2018	370	398

Total U.S. Treasury Obligations (Cost $1,022,676)		1,047,382

MORTGAGE-BACKED SECURITIES 7.6%
American Home Mortgage Investment Trust
2.457% due 02/25/2045	1,142	1,122
Banc of America Funding Corp.
2.631% due 05/25/2035	1,658	1,704
Banc of America Large Loan Trust
2.503% due 11/15/2015	6,878	6,934
BCRR Trust
5.858% due 07/17/2040	1,400	1,614
Bear Stearns Adjustable Rate Mortgage Trust
2.573% due 04/25/2033	456	474
3.006% due 01/25/2035	3,347	3,205
5.363% due 02/25/2036	1,940	1,915
Bear Stearns Alt-A Trust
2.768% due 05/25/2035	3,499	3,203
2.926% due 09/25/2035	505	427
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	500	560
5.405% due 12/11/2040	9,900	10,920
5.471% due 01/12/2045	1,500	1,732
5.700% due 06/11/2050	5,000	5,883
Bear Stearns Mortgage Funding Trust
0.394% due 01/25/2037	9,407	6,704
Citigroup Mortgage Loan Trust, Inc.
2.340% due 09/25/2035	1,823	1,800
2.570% due 10/25/2035	568	559
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.218% due 07/15/2044	9,900	10,844
Commercial Mortgage Pass-Through Certificates
5.383% due 02/15/2040	1,200	1,316
Countrywide Alternative Loan Trust
0.384% due 05/25/2047	2,209	1,645
Countrywide Home Loan Mortgage Pass-Through Trust
2.783% due 02/20/2036	769	671
2.800% due 02/20/2035	46	44
Credit Suisse First Boston Mortgage Securities Corp.
2.476% due 09/25/2033	7,866	7,972
4.850% due 06/25/2032	59	58
Credit Suisse Mortgage Capital Certificates
0.373% due 10/15/2021	3,071	3,014
DBUBS Mortgage Trust
3.386% due 07/10/2044	16,900	18,137
DLJ Acceptance Trust
11.000% due 08/01/2019	5	6
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	200	211
5.444% due 03/10/2039	2,200	2,517
GS Mortgage Securities Corp.
1.731% due 03/06/2020	18,200	18,259
2.716% due 02/10/2021	11,796	11,940
GSR Mortgage Loan Trust
2.776% due 01/25/2036	5	5

76	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Guaranteed Mortgage Corp.
9.300% due 07/20/2019	$13	$15
Homebanc Mortgage Trust
0.454% due 03/25/2035	8,593	7,196
0.474% due 10/25/2035	6,414	5,417
Indymac Adjustable Rate Mortgage Trust
1.820% due 01/25/2032	20	19
Indymac Index Mortgage Loan Trust
4.895% due 11/25/2035^	3,174	2,695
JPMorgan Chase Commercial Mortgage Securities Corp.
4.070% due 11/15/2043	5,000	5,598
4.158% due 01/12/2039	2,184	2,232
5.336% due 05/15/2047	3,700	4,186
5.420% due 01/15/2049	500	571
5.440% due 06/12/2047	1,300	1,481
5.640% due 03/18/2051	1,700	1,890
JPMorgan Mortgage Trust
4.863% due 02/25/2035	21	22
5.268% due 07/25/2035	3,187	3,309
Merrill Lynch Floating Trust
0.740% due 07/09/2021	23,082	22,749
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	700	796
5.485% due 03/12/2051	2,900	3,310
Morgan Stanley Capital Trust
5.210% due 11/14/2042	9,600	10,485
5.610% due 04/15/2049	1,941	1,967
5.809% due 12/12/2049	300	352
Morgan Stanley Mortgage Loan Trust
2.440% due 06/25/2036	9,924	9,317
5.500% due 08/25/2035	2,059	2,118
Morgan Stanley Re-REMIC Trust
5.787% due 08/12/2045	1,700	1,964
5.787% due 08/12/2045 (f)	2,500	2,853
Prime Mortgage Trust
0.604% due 02/25/2019	13	13
0.604% due 02/25/2034	349	341
RBSSP Resecuritization Trust
0.454% due 02/26/2037	3,706	3,169
Residential Funding Mortgage Securities, Inc. Trust
3.938% due 02/25/2036^	388	333
Sequoia Mortgage Trust
0.843% due 04/19/2027	2,252	2,126
Structured Asset Mortgage Investments, Inc.
0.863% due 09/19/2032	338	336
Structured Asset Securities Corp.
2.531% due 01/25/2032	47	42
2.584% due 02/25/2032	41	42
UBS-Citigroup Commercial Mortgage Trust
2.804% due 01/10/2045	350	370
Wachovia Bank Commercial Mortgage Trust
0.283% due 06/15/2020	2,206	2,177
5.342% due 12/15/2043	3,800	4,323
WaMu Mortgage Pass-Through Certificates
0.494% due 10/25/2045	638	595
1.377% due 11/25/2042	234	224
2.447% due 05/25/2035	309	307
Wells Fargo Mortgage-Backed Securities Trust
0.704% due 07/25/2037	594	495

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.610% due 01/25/2035	$39	$39
2.624% due 12/25/2034	3,094	3,208
2.641% due 03/25/2036	2,847	2,870
5.230% due 05/25/2035	103	103
WFRBS Commercial Mortgage Trust
2.684% due 11/15/2044	150	158

Total Mortgage-Backed Securities (Cost $225,502)		237,208

ASSET-BACKED SECURITIES 2.5%
Ally Auto Receivables Trust
1.550% due 08/17/2015	60	61
AmeriCredit Automobile Receivables Trust
1.170% due 01/08/2016	195	196
Ameriquest Mortgage Securities, Inc.
0.654% due 01/25/2036	4,000	3,428
Amortizing Residential Collateral Trust
0.744% due 06/25/2032	460	383
Asset-Backed Securities Corp. Home Equity Loan Trust
1.448% due 08/15/2033	4,064	3,876
Bank of America Auto Trust
2.670% due 12/15/2016	67	67
Bear Stearns Asset-Backed Securities Trust
0.264% due 01/25/2037	579	568
0.294% due 06/25/2047	177	175
Carrington Mortgage Loan Trust
0.664% due 06/25/2035	6,619	5,945
Citibank Omni Master Trust
2.953% due 08/15/2018	28,800	29,821
Countrywide Asset-Backed Certificates
0.614% due 05/25/2036	2,928	2,904
EMC Mortgage Loan Trust
0.944% due 05/25/2040	946	889
First Franklin Mortgage Loan Trust
0.464% due 11/25/2036	11,824	11,488
Fremont Home Loan Trust
0.264% due 01/25/2037	73	36
Long Beach Mortgage Loan Trust
0.764% due 10/25/2034	107	96
Morgan Stanley IXIS Real Estate Capital Trust
0.254% due 11/25/2036	21	9
Nissan Auto Receivables Owner Trust
1.310% due 09/15/2016	75	76
Quest Trust
0.324% due 08/25/2036	1,347	1,291
Securitized Asset-Backed Receivables LLC
0.264% due 12/25/2036^	835	257
SLM Student Loan Trust
2.350% due 04/15/2039	1,606	1,615
2.853% due 12/16/2019	1,000	1,028
SMS Student Loan Trust
0.491% due 10/28/2028	3,307	3,301
0.501% due 04/28/2029	2,413	2,410
Structured Asset Investment Loan Trust
1.104% due 09/25/2034	3,500	3,202
1.329% due 07/25/2033	4,622	4,073
Structured Asset Securities Corp.
0.784% due 01/25/2033	136	131

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
World Omni Auto Receivables Trust
1.110% due 05/15/2015	$68	$68

Total Asset-Backed Securities (Cost $76,130)		77,394

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.7%

BANKING & FINANCE 0.7%
Wells Fargo & Co.
7.500% due 12/31/2049 (c)	16,800	21,651

Total Convertible Preferred Securities (Cost $20,741)		21,651

PREFERRED SECURITIES 2.2%

BANKING & FINANCE 0.5%
DG Funding Trust
0.636% due 04/29/2013 (c)	1,568	11,392
Farm Credit Bank of Texas
10.000% due 12/15/2020 (c)	4,000	5,088

		16,480

UTILITIES 1.7%
Qwest Corp.
7.375% due 06/01/2051	2,000,000	53,120

Total Preferred Securities (Cost $71,692)		69,600

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.7%

REPURCHASE AGREEMENTS 0.3%
State Street Bank and Trust Co.
0.010% due 04/01/2013	$9,872	9,872

(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $10,069. Repurchase proceeds are $9,872.)

	SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (d) 2.4%
PIMCO Short-Term Floating NAV Portfolio	984	10
PIMCO Short-Term Floating NAV Portfolio III	7,602,557	75,972

		75,982

Total Short-Term Instruments (Cost $85,845)		85,854

Total Investments 121.9% (Cost $3,657,400)		$3,795,487

Written Options (m) (0.0%) (Premiums $2,889)		(495)

Other Assets and Liabilities (Net) (21.9%)		(682,164)

Net Assets 100.0%		$3,112,828

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	77

Schedule of Investments PIMCO Total Return Fund II (Cont.)

(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity, date shown represents next contractual call date.
(d)	Affiliated to the Fund.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $76,713 at a weighted average interest rate of 0.008%.
(f)	Securities with an aggregate market value of $181,267 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
BCY	(1.000%)	11/15/2012	11/15/2014	$2,757	$(2,747)
BOS	0.140%	03/15/2013	04/11/2013	125,939	(125,947)
JPS	0.140%	03/19/2013	04/03/2013	21,686	(21,687)
RBS	0.150%	03/11/2013	04/01/2013	21,243	(21,245)
RDR	0.150%	03/11/2013	04/01/2013	7,771	(7,771)

					$(179,397)

(g)	Securities with an aggregate market value of $27,172 have been pledged or delivered as collateral for forward settling transactions, such as delayed-delivery or sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of March 31, 2013.
(h)	Sale-buyback financing transactions as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
GLM	0.190%	03/12/2013	04/03/2013	$14,646	$(14,649)
MSC	0.200%	03/11/2013	04/01/2013	12,260	(12,262)

					$(26,911)

(1)	Payable for sale-buyback financing transactions includes $1 of deferred price drop on sale-buyback financing transactions.

(i)	Securities with an aggregate market value of $1,957 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2015	962	$(27)
90-Day Eurodollar June Futures	Long	06/2015	1,525	744
90-Day Eurodollar June Futures	Long	06/2016	20	(3)
90-Day Eurodollar March Futures	Long	03/2016	309	(11)
90-Day Eurodollar September Futures	Long	09/2015	2,058	(397)
90-Day Eurodollar September Futures	Long	09/2016	14	(2)
U.S. Treasury 10-Year Note June Futures	Long	06/2013	143	115

				$419

(j)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $19,332 and cash of $13 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)	Market Value (6)	Unrealized (Depreciation)
CDX.IG-18 5-Year Index	(1.000%	)	06/20/2017	$5,700	$(74)	$(33)

Credit Default Swaps on Credit Indices - Sell Protection (3)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)	Market Value (6)	Unrealized Appreciation
CDX.IG-18 5-Year Index	1.000%	06/20/2017	$5,700	$74	$13

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$	35,600	$4	$46
Pay	3-Month USD-LIBOR	1.500%	03/18/2016		364,100	2,696	508
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		238,600	13,722	(620)

						$16,422	$(66)

78	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(k)	Securities with an aggregate market value of $261 have been pledged as collateral for OTC swap agreements and swaptions as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(l)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate and U.S. Municipal Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
American International Group, Inc.	UAG	1.000%	12/20/2020	1.378%	$	100	$(3)	$(22)	$19
Berkshire Hathaway Finance Corp.	CBK	1.000%	06/20/2020	0.990%		4,300	(7)	(180)	173
Berkshire Hathaway Finance Corp.	JPM	1.000%	03/20/2021	1.038%		5,800	(28)	(233)	205
California State General Obligation Bonds, Series 2003	MYC	2.250%	03/20/2021	1.168%		16,500	1,263	0	1,263
General Electric Capital Corp.	BOA	1.000%	03/20/2016	0.597%		4,600	57	(55)	112
Goldman Sachs Group, Inc.	BOA	1.000%	09/20/2014	0.441%		15,000	131	(258)	389
MetLife, Inc.	CBK	1.000%	12/20/2015	0.626%		3,800	39	(138)	177
MetLife, Inc.	DUB	1.000%	09/20/2015	0.559%		15,000	167	(985)	1,152
MetLife, Inc.	GST	1.000%	09/20/2015	0.559%		1,000	11	(64)	75
Morgan Stanley	FBF	1.000%	06/20/2013	0.238%		1,200	3	(38)	41
Morgan Stanley	JPM	1.000%	06/20/2013	0.238%		3,400	7	(376)	383
Prudential Financial, Inc.	BOA	1.000%	12/20/2015	0.681%		6,100	54	(178)	232
SLM Corp.	BOA	5.000%	03/20/2016	1.691%		1,500	145	(14)	159

							$1,839	$(2,541)	$4,380

Credit Default Swaps on Credit Indices - Sell Protection (3)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)		Market Value (6)	Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017	$	1,833	$32	$0	$32
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		3,954	69	0	69
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		2,508	4	0	4
CDX.IG-10 5-Year Index 30-100%	GST	0.463%	06/20/2013		3,086	4	0	4
CMBX.NA.AAA.3 Index	BOA	0.080%	12/13/2049		600	(19)	(35)	16
CMBX.NA.AAA.3 Index	DUB	0.080%	12/13/2049		2,000	(63)	(116)	53
CMBX.NA.AAA.3 Index	GST	0.080%	12/13/2049		500	(16)	(19)	3
CMBX.NA.AAA.5 Index	FBF	0.350%	02/15/2051		1,600	(53)	(97)	44
CMBX.NA.AAA.5 Index	JPM	0.350%	02/15/2051		1,400	(46)	(86)	40

						$(88)	$(353)	$265

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(m)	Written options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	05/28/2013	$	52,000	$257	$0
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		108,000	378	(8)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		38,900	275	(1)
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		66,000	509	(2)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		6,500	18	(1)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		14,500	35	(2)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	09/03/2013		14,900	49	(46)
Call - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.750%	04/02/2013		14,100	6	0
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.150%	04/02/2013		14,100	26	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	79

Schedule of Investments PIMCO Total Return Fund II (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.300%	04/29/2013	$	9,100	$26	$(1)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.750%	04/02/2013		15,700	5	0
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.150%	04/02/2013		15,700	26	0
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.850%	04/29/2013		11,800	14	(4)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.200%	04/29/2013		11,800	8	(5)
Call - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	0.750%	04/02/2013		11,600	7	0
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.150%	04/02/2013		11,600	14	0
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	05/30/2013		35,200	261	(2)
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		1,800	7	(7)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		1,800	12	(6)
Call - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		6,400	29	(23)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		6,400	46	(20)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		16,500	81	(60)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		16,500	79	(51)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		5,900	20	(22)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		5,900	25	(18)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		15,100	76	(55)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		15,100	107	(46)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.500%	05/30/2013		9,300	70	(1)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		6,400	21	(23)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		6,400	24	(20)

								$2,511	$(424)

Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$7,000	$59	$(12)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	16,900	151	(30)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	6,500	84	(12)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/10/2020	2,500	19	(4)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	10/13/2020	6,700	65	(13)

						$378	$(71)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2012	0	$2,119,800	$16,384
Sales	830	1,427,400	4,035
Closing Buys	0	(133,300)	(469)
Expirations	(830)	(2,542,900)	(16,567)
Exercised	0	(266,400)	(494)

Balance at 03/31/2013	0	$604,600	$2,889

(n)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	04/01/2043	$5,000	$5,411	$(5,417)
Fannie Mae	6.000%	04/01/2043	12,000	13,146	(13,146)

				$18,557	$(18,563)

(o)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$443,403	$9,885	$453,288
Industrials	0	71,849	0	71,849
Utilities	0	27,774	0	27,774
Municipal Bonds & Notes
Arizona	0	1,558	0	1,558

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
California	$0	$124,307	$0	$124,307
Florida	0	137	0	137
Illinois	0	11,907	0	11,907
Iowa	0	659	0	659
Massachusetts	0	114	0	114
Michigan	0	5,655	0	5,655
Nebraska	0	3,101	0	3,101

80	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Nevada	$0	$6,175	$0	$6,175
New Jersey	0	14,911	0	14,911
New York	0	93,504	0	93,504
Ohio	0	6,672	0	6,672
Tennessee	0	3,518	0	3,518
Texas	0	17,837	0	17,837
Virginia	0	10,495	0	10,495
Washington	0	16,479	0	16,479
U.S. Government Agencies	0	1,386,458	0	1,386,458
U.S. Treasury Obligations	0	1,047,382	0	1,047,382
Mortgage-Backed Securities	0	223,378	13,830	237,208
Asset-Backed Securities	0	77,394	0	77,394
Convertible Preferred Securities
Banking & Finance	21,651	0	0	21,651
Preferred Securities
Banking & Finance	0	5,088	11,392	16,480
Utilities	53,120	0	0	53,120
Short-Term Instruments
Repurchase Agreements	0	9,872	0	9,872

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Central Funds Used for Cash Management Purposes	$75,982	$0	$0	$75,982
	$150,753	$3,609,627	$35,107	$3,795,487

Short Sales, at value	$0	$(18,563)	$0	$(18,563)

Financial Derivative Instruments - Assets
Credit Contracts	0	4,658	0	4,658
Interest Rate Contracts	859	554	0	1,413
	$859	$5,212	$0	$6,071

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(33)	0	(33)
Interest Rate Contracts	(440)	(1,044)	(71)	(1,555)
	$(440)	$(1,077)	$(71)	$(1,588)

Totals	$151,172	$3,595,199	$35,036	$3,781,407

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$9,175	$0	$(128)	$(3)	$(1)	$842	$0	$0	$9,885	$835
U.S. Government Agencies	46,812	(46,831)	0	0	0	19	0	0	0	0
Mortgage-Backed Securities	12,004	0	0	2	0	(66)	1,890	0	13,830	(66)
Preferred Securities
Banking & Finance	11,739	0	0	0	0	(347)	0	0	11,392	(347)

	$79,730	$(46,831)	$(128)	$(1)	$(1)	$448	$1,890	$0	$35,107	$422

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(76)	$0	$0	$0	$0	$5	$0	$0	$(71)	$5

Totals	$79,654	$(46,831)	$(128)	$(1)	$(1)	$453	$1,890	$0	$35,036	$427

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$9,885	Third Party Vendor	Broker Quote	104.96
Mortgage-Backed Securities	1,890	Benchmark Pricing	Base Price	111.00
	11,940	Third Party Vendor	Broker Quote	101.22
Preferred Securities
Banking & Finance	11,392	Benchmark Pricing	Base Price	$ 7,258.66

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(71)	Indicative Market Quotations	Broker Quote	0.16-0.19

Total	$35,036

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	81

Schedule of Investments PIMCO Total Return Fund II (Cont.)

March 31, 2013

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$6	$0	$0	$10	$16
Unrealized appreciation on OTC swap agreements	0	4,645	0	0	0	4,645

	$0	$4,651	$0	$0	$10	$4,661

Liabilities:
Written options outstanding	$0	$0	$0	$0	$495	$495
Variation margin payable on financial derivative instruments (2)	0	6	0	0	1,161	1,167

	$0	$6	$0	$0	$1,656	$1,662

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized gain on futures contracts	$0	$0	$0	$0	$1,021	$1,021
Net realized gain on written options	0	0	0	0	16,328	16,328
Net realized (loss) on swaps	0	(2,061)	0	0	(2,497)	(4,558)

	$0	$(2,061)	$0	$0	$14,852	$12,791

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on futures contracts	$0	$0	$0	$0	$491	$491
Net change in unrealized (depreciation) on written options	0	0	0	0	(8,439)	(8,439)
Net change in unrealized appreciation (depreciation) on swaps	0	2,516	0	0	(6,317)	(3,801)

	$0	$2,516	$0	$0	$(14,265)	$(11,749)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $419 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(86) as reported in the Notes to Schedule of Investments.

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$346	$(260)	$86
BRC	(43)	0	(43)
CBK	(22)	0	(22)
DUB	42	0	42
FBF	(50)	28	(22)
GLM	(111)	0	(111)
GST	31	(260)	(229)
JPM	(39)	0	(39)
MYC	1,153	(1,556)	(403)
RYL	(46)	190	144
UAG	(5)	43	38

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

82	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund III

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.6%
Dell, Inc.
5.000% due 11/06/2013		$2,900	$2,887
HJ Heinz Co.
5.000% due 03/27/2014		12,800	12,739
Springleaf Financial Funding Co.
5.500% due 05/10/2017		7,900	7,965

Total Bank Loan Obligations (Cost $23,494)			23,591

CORPORATE BONDS & NOTES 18.3%

BANKING & FINANCE 14.6%
ABN AMRO North American Holding Preferred Capital Repackage Trust
3.388% due 04/29/2013 (e)		700	700
Allstate Life Global Funding Trusts
5.375% due 04/30/2013		3,000	3,012
Ally Financial, Inc.
3.680% due 06/20/2014		800	822
4.500% due 02/11/2014		11,900	12,183
4.625% due 06/26/2015		1,700	1,780
5.500% due 02/15/2017		2,000	2,174
6.750% due 12/01/2014		1,900	2,047
7.500% due 12/31/2013		3,200	3,344
7.500% due 09/15/2020		20	24
8.300% due 02/12/2015		36,999	41,161
American Express Bank FSB
5.500% due 04/16/2013		300	300
6.000% due 09/13/2017		3,700	4,424
American Express Credit Corp.
5.875% due 05/02/2013		3,255	3,269
American International Group, Inc.
4.875% due 09/15/2016		140	156
5.050% due 10/01/2015		400	439
5.850% due 01/16/2018		8,200	9,624
8.000% due 05/22/2068	EUR	5,500	8,319
8.250% due 08/15/2018		$6,600	8,574
Australia & New Zealand Banking Group Ltd.
1.143% due 05/08/2013		10,400	10,404
2.400% due 11/23/2016		2,800	2,944
Banco do Brasil S.A.
3.058% due 07/02/2014		3,100	3,130
3.875% due 10/10/2022		7,000	6,790
Banco Santander Brasil S.A.
4.250% due 01/14/2016		600	629
4.500% due 04/06/2015		500	523
4.625% due 02/13/2017		2,200	2,337
Bank of America Corp.
0.620% due 08/15/2016		1,400	1,357
6.500% due 08/01/2016		17,500	20,172
Bank of America N.A.
0.560% due 06/15/2016		2,400	2,338
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		1,000	1,126
Bank of Montreal
1.950% due 01/30/2018		400	416
2.850% due 06/09/2015		2,000	2,101
Bank of Nova Scotia
1.650% due 10/29/2015		2,200	2,261
1.950% due 01/30/2017		2,000	2,083
BBVA Bancomer S.A.
4.500% due 03/10/2016		1,300	1,388
6.500% due 03/10/2021		2,600	2,964
Bear Stearns Cos. LLC
6.400% due 10/02/2017		8,900	10,640

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Berkshire Hathaway Finance Corp.
5.000% due 08/15/2013		$85	$86
BNP Paribas S.A.
0.705% due 04/08/2013		4,000	4,000
5.186% due 06/29/2015 (e)		1,900	1,833
BPCE S.A.
2.375% due 10/04/2013		900	909
CIT Group, Inc.
4.250% due 08/15/2017		145	152
5.250% due 04/01/2014		9,000	9,371
Citigroup, Inc.
0.551% due 06/09/2016		5,500	5,308
1.755% due 01/13/2014		3,600	3,634
4.750% due 02/10/2019	EUR	2,575	3,272
4.875% due 05/07/2015		$3,200	3,414
5.000% due 09/15/2014		335	352
5.365% due 03/06/2036 (p)	CAD	8,100	7,925
5.500% due 04/11/2013		$12,700	12,715
5.850% due 07/02/2013		700	709
6.125% due 05/15/2018		21	25
8.125% due 07/15/2039		600	884
Commonwealth Bank of Australia
1.080% due 09/18/2015		400	405
Countrywide Financial Corp.
6.250% due 05/15/2016		445	496
Credit Agricole S.A.
8.375% due 10/13/2019 (e)		12,000	13,185
Credit Suisse
2.200% due 01/14/2014		1,900	1,926
Dai-ichi Life Insurance Co. Ltd.
7.250% due 07/25/2021 (e)		2,500	2,829
Deutsche Bank AG
4.875% due 05/20/2013		590	593
Dexia Credit Local S.A.
0.781% due 04/29/2014		10,400	10,337
Export-Import Bank of Korea
4.000% due 01/29/2021		9,500	10,281
5.875% due 01/14/2015		14,500	15,754
Fifth Third Bancorp
0.700% due 12/20/2016		1,200	1,182
Ford Motor Credit Co. LLC
7.000% due 04/15/2015		500	553
8.000% due 12/15/2016		3,500	4,205
8.125% due 01/15/2020		105	133
8.700% due 10/01/2014		2,500	2,774
12.000% due 05/15/2015		7,600	9,239
General Electric Capital Corp.
6.875% due 01/10/2039		10,300	13,562
Goldman Sachs Group, Inc.
4.750% due 07/15/2013		790	800
GSPA Monetization Trust
6.422% due 10/09/2029		19,412	20,375
HSBC Bank PLC
2.000% due 01/19/2014		2,000	2,020
HSBC Finance Corp.
0.439% due 04/05/2013	EUR	3,500	4,487
HSBC Holdings PLC
6.500% due 05/02/2036		$2,900	3,572
6.500% due 09/15/2037		11,600	14,277
ING Bank NV
2.000% due 10/18/2013		1,200	1,209
International Lease Finance Corp.
5.625% due 09/20/2013		3,000	3,060
5.750% due 05/15/2016		140	152
6.750% due 09/01/2016		2,000	2,270
Intesa Sanpaolo SpA
2.688% due 02/24/2014		4,700	4,728

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
John Deere Capital Corp.
4.500% due 04/03/2013		$555	$555
JPMorgan Chase & Co.
0.465% due 09/26/2013	EUR	200	257
0.908% due 02/26/2016		$4,800	4,806
1.330% due 03/20/2015		12,100	12,259
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		6,500	7,667
Korea Exchange Bank
3.125% due 06/26/2017		1,900	1,998
Korea Finance Corp.
3.250% due 09/20/2016		800	851
LBG Capital PLC
7.869% due 08/25/2020	GBP	500	800
Lloyds TSB Bank PLC
9.875% due 12/16/2021		$2,473	2,937
Macquarie Bank Ltd.
6.625% due 04/07/2021		9,700	10,862
Macquarie Group Ltd.
7.300% due 08/01/2014		11,900	12,754
Merrill Lynch & Co., Inc.
0.510% due 05/30/2014	EUR	8,400	10,734
6.150% due 04/25/2013		$155	156
6.400% due 08/28/2017		4,000	4,701
6.500% due 07/15/2018		200	238
6.875% due 04/25/2018		1,970	2,381
Morgan Stanley
1.281% due 04/29/2013		2,900	2,902
4.750% due 04/01/2014		195	202
6.250% due 08/28/2017		1,300	1,515
National Australia Bank Ltd.
1.025% due 04/11/2014		9,500	9,570
5.350% due 06/12/2013		3,100	3,131
National Bank of Canada
2.200% due 10/19/2016		1,900	1,992
Nationwide Building Society
6.250% due 02/25/2020		4,300	5,043
Nordea Bank AB
2.125% due 01/14/2014		900	911
Progressive Corp.
6.700% due 06/15/2067		4,000	4,440
ProLogis LP
7.375% due 10/30/2019		100	125
Prudential Holdings LLC
8.695% due 12/18/2023		265	341
Rabobank Group
6.875% due 03/19/2020	EUR	22,700	32,750
Resona Bank Ltd.
5.850% due 04/15/2016 (e)		$800	863
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015		170	175
5.000% due 11/12/2013		1,990	2,035
6.400% due 10/21/2019		140	167
6.990% due 10/05/2017 (e)		4,400	4,246
7.640% due 09/29/2017 (e)		3,500	3,150
Santander Holdings USA, Inc.
3.000% due 09/24/2015		125	128
Santander U.S. Debt S.A.U.
2.991% due 10/07/2013		2,000	2,014
SLM Corp.
0.533% due 06/17/2013	EUR	14,050	18,055
5.000% due 10/01/2013		$410	418
6.250% due 01/25/2016		500	549
8.000% due 03/25/2020		4,400	5,120
Springleaf Finance Corp.
6.900% due 12/15/2017		4,300	4,359

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	83

Schedule of Investments PIMCO Total Return Fund III (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Bank of India
4.500% due 07/27/2015		$2,600	$2,741
State Street Capital Trust
1.280% due 06/01/2077		600	485
Temasek Financial Ltd.
4.300% due 10/25/2019		2,300	2,627
UBS AG
1.301% due 01/28/2014		756	760
Vesey Street Investment Trust
4.404% due 09/01/2016		1,700	1,850
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017		1,100	1,197
Wachovia Capital Trust
5.570% due 05/02/2013 (e)		25,000	25,119
Westpac Banking Corp.
3.585% due 08/14/2014		2,300	2,396
Weyerhaeuser Co.
6.875% due 12/15/2033		5,000	6,094
XL Group PLC
6.500% due 04/15/2017 (e)		220	216

			596,590

INDUSTRIALS 2.0%
Anglo American Capital PLC
2.150% due 09/27/2013		100	101
Chesapeake Energy Corp.
6.775% due 03/15/2019		20	21
Cliffs Natural Resources, Inc.
5.900% due 03/15/2020		230	246
Commercial Metals Co.
7.350% due 08/15/2018		60	67
Continental Airlines Pass-Through Trust
6.900% due 07/02/2018		971	1,004
CSN Resources S.A.
6.500% due 07/21/2020		6,000	6,447
Darling International, Inc.
8.500% due 12/15/2018		15	17
El Paso LLC
7.800% due 08/01/2031		800	894
ENN Energy Holdings Ltd.
6.000% due 05/13/2021		200	233
Ford Motor Co.
7.450% due 07/16/2031		70	89
9.215% due 09/15/2021		35	46
GCI, Inc.
8.625% due 11/15/2019		15	16
General Mills, Inc.
5.250% due 08/15/2013		120	122
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020 (a)		12,800	12,832
International Business Machines Corp.
5.700% due 09/14/2017		3,900	4,673
Kraft Foods Group, Inc.
6.125% due 08/23/2018		2,219	2,703
Mondelez International, Inc.
2.625% due 05/08/2013		2,035	2,039
6.125% due 02/01/2018		781	938
Noble Group Ltd.
4.875% due 08/05/2015		1,000	1,055
Pearson Dollar Finance PLC
5.500% due 05/06/2013		6,000	6,025
Pemex Project Funding Master Trust
5.750% due 03/01/2018		510	588
7.500% due 12/18/2013	GBP	200	319
Petrobras International Finance Co.
3.875% due 01/27/2016		$8,600	9,043

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.875% due 03/15/2019		$14,120	$17,258
Rohm & Haas Co.
6.000% due 09/15/2017		2,000	2,352
SM Energy Co.
6.625% due 02/15/2019		15	16
Tennessee Gas Pipeline Co. LLC
7.000% due 10/15/2028		8,400	11,454
Vale Overseas Ltd.
4.625% due 09/15/2020		1,300	1,384
Whiting Petroleum Corp.
6.500% due 10/01/2018		20	22

			82,004

UTILITIES 1.7%
AES Corp.
8.000% due 10/15/2017		30	35
Alltel Corp.
6.500% due 11/01/2013		145	150
AT&T, Inc.
6.300% due 01/15/2038		1,900	2,290
BellSouth Corp.
4.020% due 04/26/2021		20,000	20,042
CMS Energy Corp.
6.250% due 02/01/2020		70	86
6.875% due 12/15/2015		250	286
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		1,000	1,069
6.212% due 11/22/2016		700	781
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		400	434
10.500% due 03/25/2014		700	762
NV Energy, Inc.
6.250% due 11/15/2020		235	285
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		950	1,050
Petroleos Mexicanos
8.000% due 05/03/2019		20,100	25,829
Puget Energy, Inc.
6.000% due 09/01/2021		280	319
Qtel International Finance Ltd.
3.375% due 10/14/2016		200	211
4.750% due 02/16/2021		200	224
5.000% due 10/19/2025		4,300	4,773
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		7,800	9,321
Telecom Italia Capital S.A.
5.250% due 10/01/2015		100	106
Tokyo Electric Power Co., Inc.
1.500% due 05/30/2014	JPY	4,000	42
1.850% due 07/28/2014		19,000	201

			68,296

Total Corporate Bonds & Notes (Cost $688,543)			746,890

MUNICIPAL BONDS & NOTES 4.0%

CALIFORNIA 1.1%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044		$1,000	1,274
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050		1,100	1,554
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049		1,000	1,212

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	$1,500	$2,089
7.550% due 04/01/2039	1,500	2,167
California State General Obligation Bonds, (BABs), Series 2010
7.625% due 03/01/2040	6,700	9,696
7.950% due 03/01/2036	9,200	11,520
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	1,500	1,500
California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	1,700	2,021
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	100	134
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	2,500	3,381
Los Angeles Wastewater System, California Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	1,175
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	1,000	1,178
Riverside Community College District, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	200	233
7.021% due 08/01/2040	300	349
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	4,400	6,004
University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	400	401

		45,888

FLORIDA 0.1%
Palm Beach County, Florida Solid Waste Authority Revenue Bonds, Series 2011
5.000% due 10/01/2031	2,000	2,300

GEORGIA 0.0%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	1,000	1,169

ILLINOIS 0.2%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	1,100	1,266
Chicago Transit Authority, Illinois Revenue Bonds, Series 2011
5.250% due 12/01/2036	6,300	7,173

		8,439

NEBRASKA 0.1%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	2,100	2,505

NEVADA 0.1%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	2,600	3,652

84	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 1.7%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	$4,000	$5,061
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
6.011% due 06/15/2042	1,100	1,473
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2044	1,000	1,105
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	1,100	1,254
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2011
5.000% due 11/01/2039	10,000	11,181
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	20,000	23,419
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 08/15/2033	17,800	20,289
5.000% due 03/15/2041	4,500	4,975
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2030	2,800	3,281

		72,038

PENNSYLVANIA 0.0%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	1,100	1,381

TEXAS 0.7%
Lower Colorado River Authority, Texas Revenue Bonds, Series 2011
5.000% due 05/15/2041	20,100	22,035
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	3,300	4,265
Texas State General Obligation Bonds, Series 2005
4.750% due 04/01/2035	1,600	1,698

		27,998

Total Municipal Bonds & Notes (Cost $149,799)		165,370

U.S. GOVERNMENT AGENCIES 33.0%
Fannie Mae
0.264% due 07/25/2037	1,354	1,291
0.454% due 05/25/2037	201	201
0.500% due 03/30/2016	300	301
0.514% due 04/25/2037	1,540	1,547
0.564% due 03/25/2037	306	308
0.654% due 09/25/2035	3,235	3,265
0.804% due 05/25/2040	3,982	4,017
0.875% due 08/28/2017 - 02/08/2018	13,600	13,598
1.104% due 07/25/2039	527	533
1.125% due 04/27/2017	4,200	4,283
1.250% due 01/30/2017	1,600	1,637
1.375% due 07/01/2044	241	245
2.028% due 08/01/2035	1,749	1,840
2.229% due 01/01/2035	368	393
2.308% due 03/01/2033	24	25
2.310% due 08/01/2022	200	202

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 11/01/2027 - 04/01/2028	$41,930	$43,515
2.552% due 08/01/2035	696	741
2.553% due 07/01/2035	1,847	1,973
2.640% due 05/25/2035	246	260
2.679% due 09/01/2034	234	249
2.762% due 07/01/2034	16	17
2.870% due 09/01/2027	3,400	3,300
3.000% due 12/01/2026 - 04/01/2043	132,476	137,127
3.334% due 01/25/2019	2,500	2,636
3.500% due 10/01/2025 - 04/01/2043	45,198	47,804
3.921% due 04/01/2038	348	373
4.000% due 04/01/2028 - 05/01/2043	201,808	215,334
4.500% due 05/01/2019 - 05/01/2043	379,451	409,527
4.725% due 09/01/2035	176	189
4.741% due 04/01/2038	197	211
4.803% due 04/01/2038	126	135
5.000% due 05/11/2017 - 02/01/2041	10,093	11,017
5.375% due 06/12/2017	700	836
5.500% due 12/01/2018 - 05/01/2043	117,563	128,860
5.809% due 02/01/2031	2	2
5.821% due 09/01/2037	102	111
6.000% due 10/01/2016 - 04/01/2043	35,726	39,231
6.500% due 04/01/2013 - 06/25/2044	286	321
7.000% due 08/01/2016 - 10/01/2031	13	14
7.500% due 09/01/2015 - 02/01/2027	166	188
Freddie Mac
0.353% due 07/15/2019 - 08/15/2019	3,276	3,277
0.875% due 03/07/2018	4,100	4,099
0.913% due 10/15/2037	63	64
1.000% due 03/08/2017 - 09/29/2017	35,700	36,138
1.250% due 05/12/2017 - 10/02/2019	9,100	9,102
1.375% due 02/25/2045	231	223
1.750% due 05/30/2019	800	825
2.375% due 01/13/2022	2,000	2,087
2.384% due 12/01/2022	26	28
2.533% due 07/01/2030	12	12
2.694% due 04/01/2033	4	5
3.137% due 08/15/2032	309	324
3.500% due 10/01/2025 - 11/01/2025	244	261
3.750% due 03/27/2019	800	919
4.000% due 08/01/2030 - 04/01/2043	55,256	58,816
4.061% due 04/01/2038	373	397
4.500% due 02/01/2029 - 04/01/2043	98,460	106,056
5.000% due 10/01/2039	77	86
5.500% due 06/01/2019 - 01/01/2039	3,753	4,067
6.000% due 02/01/2016 - 04/01/2043	13,533	14,785
6.500% due 05/01/2016 - 05/15/2032	10,462	11,753

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 02/15/2027 - 07/01/2029	$829	$960
7.500% due 09/01/2025	6	7
Ginnie Mae
0.803% due 02/16/2030	62	63
1.625% due 01/20/2024 - 02/20/2032	927	966
1.750% due 06/20/2022 - 08/20/2027	285	300
4.000% due 09/20/2040	124	139
6.000% due 04/15/2037	82	93
7.000% due 08/15/2031 - 02/20/2032	18	21
Small Business Administration
4.430% due 05/01/2029	10,205	11,301
5.130% due 09/01/2023	321	357
5.520% due 06/01/2024	2,349	2,660

Total U.S. Government Agencies (Cost $1,329,449)		1,347,848

U.S. TREASURY OBLIGATIONS 31.6%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2017	2,433	2,626
0.125% due 01/15/2022	5,494	5,986
0.125% due 07/15/2022	35,846	39,125
0.625% due 07/15/2021 (k)(l)	141,802	162,452
0.625% due 02/15/2043	200	202
0.750% due 02/15/2042	8,050	8,447
1.125% due 01/15/2021	16,947	20,007
1.250% due 07/15/2020	10,347	12,376
1.375% due 01/15/2020	19,592	23,369
1.875% due 07/15/2019	1,186	1,454
2.125% due 01/15/2019	643	786
2.375% due 01/15/2025	733	986
2.500% due 01/15/2029	52,658	73,779
3.625% due 04/15/2028	1,139	1,783
3.875% due 04/15/2029	7,423	12,094
U.S. Treasury Notes
0.375% due 11/15/2015	152,800	153,063
0.375% due 01/15/2016	1,500	1,502
0.625% due 11/30/2017	6,300	6,282
0.750% due 12/31/2017	28,400	28,455
0.750% due 02/28/2018 (i)	162,300	162,363
0.750% due 03/31/2018 (a)	20,100	20,087
0.875% due 01/31/2018	20,000	20,141
0.875% due 07/31/2019	100	99
1.000% due 06/30/2019 (k)(l)(m)	30,500	30,402
1.000% due 08/31/2019	26,300	26,142
1.000% due 09/30/2019	9,600	9,536
1.000% due 11/30/2019	29,900	29,620
1.125% due 05/31/2019	16,700	16,798
1.125% due 12/31/2019	10,700	10,672
1.125% due 03/31/2020 (a)	30,400	30,146
1.250% due 10/31/2019 (i)	26,600	26,820
1.250% due 02/29/2020	20,800	20,854
1.375% due 01/31/2020	38,200	38,672
1.625% due 08/15/2022 (k)(l)(m)	66,545	65,750
1.625% due 11/15/2022	163,800	161,061
1.750% due 05/15/2022	10,500	10,541
2.000% due 02/15/2022	5,500	5,659
2.000% due 02/15/2023 (h)(i)	46,600	47,233
3.375% due 11/15/2019	1,700	1,948

Total U.S. Treasury Obligations (Cost $1,266,299)		1,289,318

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	85

Schedule of Investments PIMCO Total Return Fund III (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 5.4%
Adjustable Rate Mortgage Trust
3.023% due 11/25/2035		$8,257	$8,201
American Home Mortgage Investment Trust
2.457% due 02/25/2045		899	883
Arran Residential Mortgages Funding PLC
1.626% due 05/16/2047	EUR	4,701	6,137
Banc of America Commercial Mortgage Trust
5.609% due 04/10/2049		$230	267
Banc of America Funding Corp.
2.631% due 05/25/2035		1,124	1,155
Banc of America Large Loan Trust
2.503% due 11/15/2015		905	912
Banc of America Mortgage Trust
3.145% due 09/25/2034		4,132	4,132
BCAP LLC Trust
5.575% due 03/26/2037		600	569
BCRR Trust
5.858% due 07/17/2040		1,450	1,671
Bear Stearns Adjustable Rate Mortgage Trust
2.726% due 02/25/2033		20	21
2.959% due 02/25/2033		52	48
3.124% due 01/25/2034		922	930
Bear Stearns Alt-A Trust
2.768% due 05/25/2035		2,190	2,005
2.926% due 09/25/2035		1,043	883
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044		1,000	1,121
5.405% due 12/11/2040		140	154
5.471% due 01/12/2045		2,800	3,233
5.715% due 06/11/2040		230	269
Bear Stearns Structured Products, Inc.
2.618% due 01/26/2036		4,635	3,637
2.735% due 12/26/2046		1,291	896
Citigroup Commercial Mortgage Trust
6.053% due 12/10/2049		160	190
Citigroup Mortgage Loan Trust, Inc.
2.570% due 10/25/2035		461	454
2.823% due 03/25/2034		59	58
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.617% due 10/15/2048		215	243
Commercial Mortgage Loan Trust
6.005% due 12/10/2049		115	135
Countrywide Alternative Loan Trust
0.374% due 05/25/2047		1,724	1,392
0.384% due 05/25/2047		1,878	1,398
Countrywide Home Loan Mortgage Pass-Through Trust
2.783% due 02/20/2036		622	543
2.800% due 02/20/2035		2,806	2,689
2.927% due 11/25/2034		1,666	1,569
GMAC Mortgage Corp. Loan Trust
4.750% due 01/25/2019		1,801	1,861
Granite Master Issuer PLC
0.383% due 12/20/2054		14,255	13,984
0.403% due 12/20/2054		660	648
Greenpoint Mortgage Pass-Through Certificates
2.939% due 10/25/2033		1,021	1,015
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		500	528
5.444% due 03/10/2039		3,000	3,432
GS Mortgage Securities Corp.
5.396% due 08/10/2038		40	42
5.553% due 04/10/2038		140	155
GSR Mortgage Loan Trust
5.111% due 11/25/2035		1,457	1,439
Harborview Mortgage Loan Trust
3.027% due 07/19/2035		1,576	1,365

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.404% due 07/19/2035		$3,087	$2,976
Holmes Master Issuer PLC
1.545% due 10/15/2054	EUR	2,382	3,081
HSI Asset Loan Obligation Trust
2.948% due 09/25/2037^		$7,454	6,005
Indus (Eclipse) PLC
0.681% due 01/25/2020	GBP	6,871	10,018
Indymac Adjustable Rate Mortgage Trust
1.820% due 01/25/2032		$10	9
Indymac Index Mortgage Loan Trust
0.344% due 04/25/2037		13,481	12,417
2.495% due 01/25/2036		2,183	1,744
JPMorgan Chase Commercial Mortgage Securities Corp.
0.578% due 07/15/2019		1,932	1,889
4.070% due 11/15/2043		1,200	1,343
5.336% due 05/15/2047		3,600	4,073
5.420% due 01/15/2049		120	137
5.440% due 06/12/2047		2,225	2,535
5.640% due 03/18/2051		1,800	2,001
LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040		2,100	2,378
5.858% due 07/15/2040		90	104
Lehman Mortgage Trust
6.000% due 09/25/2037		7,039	6,832
MASTR Alternative Loans Trust
5.000% due 11/25/2018		3,466	3,517
MASTR Asset Securitization Trust
4.500% due 11/25/2018		1,897	1,938
Mellon Residential Funding Corp.
0.683% due 06/15/2030		1,204	1,194
Merrill Lynch Floating Trust
0.740% due 07/09/2021		4,901	4,830
Merrill Lynch Mortgage Investors Trust
0.414% due 02/25/2036		1,172	1,046
0.454% due 11/25/2035		229	219
1.204% due 10/25/2035		309	310
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048		600	682
5.485% due 03/12/2051		3,000	3,424
Morgan Stanley Capital Trust
4.970% due 12/15/2041		615	626
5.809% due 12/12/2049		10,600	12,439
5.889% due 06/11/2049		10,400	12,152
Morgan Stanley Re-REMIC Trust
5.787% due 08/12/2045		1,300	1,502
5.787% due 08/12/2045 (h)		2,500	2,853
Prime Mortgage Trust
0.604% due 02/25/2019		8	8
0.604% due 02/25/2034		180	176
Residential Accredit Loans, Inc. Trust
0.394% due 07/25/2036		4,132	3,063
3.768% due 12/25/2035		372	289
Silenus European Loan Conduit Ltd.
0.376% due 05/15/2019	EUR	207	252
Structured Adjustable Rate Mortgage Loan Trust
5.278% due 07/25/2035		$381	355
Structured Asset Mortgage Investments, Inc.
0.334% due 03/25/2037		2,725	1,892
0.453% due 07/19/2035		2,320	2,298
Structured Asset Securities Corp.
2.584% due 02/25/2032		19	20
2.739% due 10/28/2035		602	531
Thornburg Mortgage Securities Trust
6.051% due 10/25/2046		5,319	5,322
Wachovia Bank Commercial Mortgage Trust
5.308% due 11/15/2048		180	204
5.342% due 12/15/2043		4,000	4,550

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.926% due 02/15/2051		$115	$132
WaMu Mortgage Pass-Through Certificates
0.494% due 10/25/2045		506	472
1.377% due 11/25/2042		203	195
2.463% due 10/25/2035		10,300	9,936
2.697% due 03/25/2037		4,635	4,268
Wells Fargo Mortgage-Backed Securities Trust
2.641% due 03/25/2036		2,270	2,288
2.642% due 06/25/2035		9,467	9,630
6.000% due 08/25/2037		901	902

Total Mortgage-Backed Securities (Cost $198,453)			221,321

ASSET-BACKED SECURITIES 1.3%
ACA CLO Ltd.
0.551% due 07/25/2018		1,529	1,514
American Money Management Corp. CLO Ltd.
0.513% due 05/03/2018		5,550	5,540
Asset-Backed Securities Corp. Home Equity Loan Trust
0.479% due 09/25/2034		778	749
AUTO ABS SRL
0.349% due 10/25/2020	EUR	150	192
Bank of America Auto Trust
2.670% due 12/15/2016		$100	100
Bear Stearns Asset-Backed Securities Trust
0.264% due 01/25/2037		526	516
0.364% due 08/25/2036		1,191	821
Carrington Mortgage Loan Trust
0.524% due 10/25/2035		216	215
Concord Real Estate CDO Ltd.
0.484% due 12/25/2046		9,219	8,790
Countrywide Asset-Backed Certificates
0.464% due 05/25/2036		1,744	1,737
0.684% due 12/25/2031		226	149
Duane Street CLO Ltd.
0.555% due 01/11/2021		6,969	6,889
First Franklin Mortgage Loan Trust
0.694% due 09/25/2035		1,000	854
Fremont Home Loan Trust
0.264% due 01/25/2037		65	32
GSAMP Trust
0.274% due 12/25/2036		467	232
Gulf Stream Sextant CLO Ltd.
0.519% due 08/21/2020		6,582	6,544
HSBC Home Equity Loan Trust
0.493% due 01/20/2034		1,997	1,989
HSI Asset Loan Obligation Trust
0.264% due 12/25/2036		339	117
Long Beach Mortgage Loan Trust
0.764% due 10/25/2034		97	87
Morgan Stanley Mortgage Loan Trust
0.564% due 04/25/2037		564	290
New Century Home Equity Loan Trust
3.204% due 01/25/2033		3,023	2,568
NOB Hill CLO Ltd.
0.540% due 08/15/2018		1,376	1,366
Penta CLO S.A.
0.564% due 06/04/2024	EUR	968	1,177
Plymouth Rock CLO Ltd.
1.790% due 02/16/2019		$823	824
Residential Asset Securities Corp. Trust
0.354% due 08/25/2036		5,458	5,146
Securitized Asset-Backed Receivables LLC
0.264% due 12/25/2036^		775	238
SLM Student Loan Trust
2.853% due 12/16/2019		1,000	1,028

86	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Home Equity Trust
0.794% due 11/25/2035		$1,000	$773
Wood Street CLO BV
0.602% due 11/22/2021	EUR	3,524	4,433

Total Asset-Backed Securities (Cost $54,525)			54,910

SOVEREIGN ISSUES 14.9%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017		1,000	1,391
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017	BRL	7,687	3,896
10.000% due 01/01/2021		130	65
10.000% due 01/01/2023		88	44
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (d)	EUR	199	246
2.100% due 09/15/2021 (d)		2,341	2,791
2.500% due 03/01/2015		54,800	70,803
3.000% due 04/15/2015		300	391
3.500% due 11/01/2017		3,900	5,007
3.750% due 08/01/2015		22,000	29,036
3.750% due 04/15/2016		9,300	12,308
3.750% due 08/01/2016		300	396
4.000% due 02/01/2017		1,800	2,380
4.250% due 07/01/2014		2,500	3,303
4.250% due 08/01/2014		8,300	11,003
4.250% due 02/01/2015		3,300	4,401
4.500% due 07/15/2015		47,400	63,500
4.750% due 09/15/2016		4,400	5,981
4.750% due 05/01/2017		11,100	14,970
4.750% due 06/01/2017		10,600	14,298
5.250% due 08/01/2017		1,600	2,203
6.000% due 11/15/2014		4,300	5,874
Korea Housing Finance Corp.
4.125% due 12/15/2015		$1,000	1,080
Mexico Government International Bond
6.000% due 06/18/2015	MXN	240,700	20,246
6.250% due 06/16/2016		70,400	6,015
9.000% due 06/20/2013		1,667,000	136,540
10.000% due 12/05/2024		7,500	875
Panama Government International Bond
7.250% due 03/15/2015		$900	1,006
Province of British Columbia
4.300% due 06/18/2042	CAD	1,200	1,359
Province of Ontario
1.100% due 10/25/2017		$2,900	2,908
1.650% due 09/27/2019		9,700	9,711
2.850% due 06/02/2023	CAD	1,800	1,779
3.000% due 07/16/2018		$1,200	1,305
3.150% due 06/02/2022	CAD	58,000	59,383
4.000% due 10/07/2019		$6,400	7,317
4.000% due 06/02/2021	CAD	16,800	18,387
4.200% due 03/08/2018		300	328
4.200% due 06/02/2020		9,400	10,406
4.300% due 03/08/2017		2,800	3,034
4.400% due 06/02/2019		2,400	2,673
4.600% due 06/02/2039		1,700	1,970
5.500% due 06/02/2018		700	808

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Province of Quebec
2.750% due 08/25/2021		$1,500	$1,561
3.000% due 09/01/2023	CAD	1,100	1,091
3.500% due 07/29/2020		$1,000	1,110
3.500% due 12/01/2022	CAD	26,700	27,846
4.250% due 12/01/2021		11,200	12,403
4.500% due 12/01/2016		100	109
4.500% due 12/01/2017		1,600	1,762
4.500% due 12/01/2018		2,800	3,116
4.500% due 12/01/2019		200	224
4.500% due 12/01/2020		1,600	1,800
Spain Government International Bond
3.000% due 04/30/2015	EUR	1,000	1,297
3.150% due 01/31/2016		1,000	1,290
3.750% due 10/31/2015		5,700	7,464
3.800% due 01/31/2017		100	130
4.000% due 07/30/2015		1,300	1,719
4.250% due 10/31/2016		600	791
4.400% due 01/31/2015		2,300	3,066

Total Sovereign Issues (Cost $598,277)			608,196

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (b)		260,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.9%

BANKING & FINANCE 0.9%
Ally Financial, Inc.
7.000% due 04/29/2013 (e)		2,500	2,472
DG Funding Trust
0.636% due 04/29/2013 (e)		1,065	7,738
Farm Credit Bank of Texas
10.000% due 12/15/2020 (e)		2,000	2,544
Sovereign Real Estate Investment Trust
12.000% due 05/16/2020 (e)		8,000	10,286
Union Planters Preferred Funding Corp.
7.750% due 07/15/2023 (e)		157	15,685

			38,725

INDUSTRIALS 0.0%
Centaur Funding Corp.
9.080% due 04/21/2020		125	157

Total Preferred Securities (Cost $41,765)			38,882

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.4%

CERTIFICATES OF DEPOSIT 1.3%
Abbey National Treasury Services PLC
1.661% due 06/10/2013		$28,000	28,069

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banco do Brasil S.A.
0.000% due 01/24/2014		$2,400	$2,379
Dexia Credit Local S.A.
1.500% due 09/27/2013		5,600	5,620
Itau Unibanco Holding S.A.
0.000% due 10/31/2013		10,900	10,810
0.000% due 11/01/2013		7,300	7,228

			54,106

COMMERCIAL PAPER 1.0%
Ford Motor Credit Co. LLC
1.021% due 11/08/2013		6,800	6,756
1.040% due 05/20/2013		8,400	8,388
Santander S.A.
2.200% due 04/02/2013		2,800	2,800
3.100% due 10/01/2013		11,200	11,144
Vodafone Group PLC
0.700% due 02/10/2014		10,900	10,836

			39,924

REPURCHASE AGREEMENTS 0.2%
State Street Bank and Trust Co.
0.010% due 04/01/2013		7,262	7,262

(Dated 03/28/2013. Collateralized by Fannie Mae 2.140% due 11/07/2022 valued at $7,408. Repurchase proceeds are $7,262.)

MEXICO TREASURY BILLS 1.5%
4.268% due 04/04/2013 - 06/13/2013 (c)	MXN	756,400	60,864

U.S. TREASURY BILLS 0.1%
0.140% due 01/09/2014 - 02/06/2014 (c)(m)		$2,670	2,667

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (f) 0.3%
PIMCO Short-Term Floating NAV Portfolio		833	8
PIMCO Short-Term Floating NAV Portfolio III		1,297,450	12,966

			12,974

Total Short-Term Instruments (Cost $175,948)			177,797

Total Investments 114.4% (Cost $4,526,552)			$4,674,123

Written Options (o) (0.0%) (Premiums $3,821)			(990)

Other Assets and Liabilities (Net) (14.4%)			(588,561)

Net Assets 100.0%			$4,084,572

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	87

Schedule of Investments PIMCO Total Return Fund III (Cont.)

(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity, date shown represents next contractual call date.
(f)	Affiliated to the Fund.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $49,785 at a weighted average interest rate of (0.098%).
(h)	Securities with an aggregate market value of $2,853 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
BCY	(1.000%)	11/15/2012	11/15/2014	$2,757	$(2,747)
RBS	0.050%	04/01/2013	04/08/2013	29,638	(29,638)

					$(32,385)

(i)	Securities with an aggregate market value of $43,141 have been pledged or delivered as collateral for forward settling transactions, such as delayed-delivery or sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of March 31, 2013.
(j)	Sale-buyback financing transactions as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
BRC	0.150%	03/22/2013	04/12/2013	$20,677	$(20,686)
GLM	(0.050%)	04/01/2013	04/04/2013	1,118	(1,118)
	0.100%	03/22/2013	04/03/2013	15,174	(15,175)
	0.100%	03/26/2013	04/12/2013	6,156	(6,158)

					$(43,137)

(1)	Payable for sale-buyback financing transactions includes $10 of deferred price drop on sale-buyback financing transactions.

(k)	Securities with an aggregate market value of $2,448 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
3-Month Euribor December Futures	Long	12/2014	53	$29
3-Month Euribor June Futures	Long	06/2015	53	0
3-Month Euribor March Futures	Long	03/2015	54	(2)
90-Day Eurodollar December Futures	Long	12/2013	53	4
90-Day Eurodollar December Futures	Long	12/2014	41	7
90-Day Eurodollar December Futures	Long	12/2015	1,340	(38)
90-Day Eurodollar June Futures	Long	06/2015	2,205	865
90-Day Eurodollar June Futures	Long	06/2016	27	(3)
90-Day Eurodollar March Futures	Long	03/2015	41	8
90-Day Eurodollar March Futures	Long	03/2016	418	(22)
90-Day Eurodollar September Futures	Long	09/2013	41	1
90-Day Eurodollar September Futures	Long	09/2015	355	126
90-Day Eurodollar September Futures	Long	09/2016	18	(3)
Euro-Bund 10-Year Bond June Futures	Short	06/2013	52	(116)
U.S. Treasury 10-Year Note June Futures	Long	06/2013	434	308

				$1,164

(l)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $14,358 and cash of $22 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)		Market Value (6)	Unrealized Appreciation/ (Depreciation)
CDX.HY-18 5-Year Index	(5.000%	)	06/20/2017	$	26,631	$(1,418)	$(1,884)
CDX.HY-19 5-Year Index	(5.000%	)	12/20/2017		600	(26)	(23)
iTraxx Europe 18 Index	(1.000%	)	12/20/2017	EUR	7,000	62	14

						$(1,382)	$(1,893)

88	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$	46,700	$5	$60
Pay	3-Month USD-LIBOR	1.500%	03/18/2016		411,500	3,047	391
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		133,800	7,695	(994)

						$10,747	$(543)

(m)	Securities with an aggregate market value of $8,374 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(n)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	DUB	1.000%	12/20/2020	1.378%	$	15,700	$(486)	$(3,446)	$2,960
American International Group, Inc.	UAG	1.000%	12/20/2020	1.378%		600	(18)	(132)	114
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2015	0.347%		2,500	34	(44)	78
Berkshire Hathaway Finance Corp.	CBK	1.000%	06/20/2020	0.990%		4,300	(7)	(180)	173
Berkshire Hathaway Finance Corp.	GST	1.000%	03/20/2015	0.347%		1,200	16	(21)	37
Berkshire Hathaway Finance Corp.	JPM	1.000%	03/20/2021	1.038%		5,800	(28)	(233)	205
Berkshire Hathaway Finance Corp.	UAG	1.000%	03/20/2015	0.347%		1,200	16	(22)	38
Brazil Government International Bond	BRC	1.000%	03/20/2016	0.994%		3,100	2	(21)	23
Brazil Government International Bond	BRC	1.000%	09/20/2016	1.073%		2,000	(5)	(19)	14
Brazil Government International Bond	CBK	1.000%	09/20/2015	0.916%		1,000	2	(16)	18
Brazil Government International Bond	CBK	1.000%	06/20/2016	1.024%		56,000	(17)	(117)	100
Brazil Government International Bond	DUB	1.000%	06/20/2016	1.024%		32,500	(10)	(63)	53
Brazil Government International Bond	FBF	1.000%	06/20/2015	0.864%		7,100	23	(107)	130
Brazil Government International Bond	HUS	1.000%	06/20/2015	0.864%		3,200	10	(87)	97
Brazil Government International Bond	HUS	1.000%	09/20/2015	0.916%		1,600	4	(16)	20
Brazil Government International Bond	JPM	1.000%	09/20/2015	0.916%		2,000	5	(21)	26
Brazil Government International Bond	JPM	1.000%	09/20/2016	1.073%		1,400	(3)	(9)	6
Brazil Government International Bond	UAG	1.000%	09/20/2015	0.916%		500	1	(5)	6
Canadian Natural Resources Ltd.	FBF	1.000%	06/20/2017	0.683%		535	7	(21)	28
China Development Bank Corp.	CBK	1.000%	06/20/2017	0.691%		100	1	(5)	6
China Government International Bond	BPS	1.000%	03/20/2016	0.386%		300	6	4	2
China Government International Bond	BRC	1.000%	03/20/2016	0.386%		18,100	344	219	125
China Government International Bond	DUB	1.000%	09/20/2016	0.454%		100	2	1	1
China Government International Bond	FBF	1.000%	03/20/2015	0.278%		5,000	75	24	51
China Government International Bond	RYL	1.000%	09/20/2016	0.454%		200	4	1	3
Dell, Inc.	CBK	1.000%	09/20/2013	0.415%		5,800	20	31	(11)
Export-Import Bank of China	DUB	1.000%	06/20/2017	0.639%		500	8	(21)	29
General Electric Capital Corp.	BOA	1.000%	12/20/2015	0.542%		1,500	20	(29)	49
General Electric Capital Corp.	CBK	4.000%	12/20/2013	0.163%		2,000	59	0	59
General Electric Capital Corp.	CBK	4.325%	12/20/2013	0.163%		1,900	61	0	61
General Electric Capital Corp.	DUB	4.900%	12/20/2013	0.163%		1,500	55	0	55
General Electric Capital Corp.	MYC	1.000%	03/20/2017	0.799%		200	2	(17)	19
General Electric Capital Corp.	MYC	1.000%	06/20/2018	1.031%		500	0	(50)	50
Goldman Sachs Group, Inc.	UAG	1.000%	06/20/2013	0.256%		4,600	10	(86)	96
Indonesia Government International Bond	BOA	1.000%	09/20/2016	1.069%		2,700	(5)	(41)	36
Indonesia Government International Bond	BRC	1.000%	09/20/2017	1.377%		4,500	(73)	(164)	91
Indonesia Government International Bond	CBK	1.000%	09/20/2015	0.832%		500	3	(11)	14
Indonesia Government International Bond	CBK	1.000%	09/20/2017	1.377%		3,100	(50)	(106)	56
Indonesia Government International Bond	FBF	1.000%	03/20/2016	0.935%		1,900	5	(43)	48
Indonesia Government International Bond	FBF	1.000%	09/20/2017	1.377%		2,600	(41)	(93)	52
Indonesia Government International Bond	JPM	1.000%	12/20/2015	0.888%		1,300	4	(21)	25
Indonesia Government International Bond	JPM	1.000%	09/20/2017	1.377%		2,200	(35)	(77)	42
Indonesia Government International Bond	MYC	1.000%	09/20/2016	1.069%		2,100	(4)	(31)	27
Indonesia Government International Bond	RYL	1.000%	03/20/2016	0.935%		1,900	5	(42)	47
Indonesia Government International Bond	UAG	1.000%	09/20/2016	1.069%		900	(2)	(14)	12
Italy Government International Bond	BOA	1.000%	03/20/2018	2.954%		400	(35)	(30)	(5)
Italy Government International Bond	DUB	1.000%	03/20/2018	2.954%		300	(26)	(22)	(4)
Japan Government International Bond	BOA	1.000%	12/20/2015	0.430%		200	3	3	0
Japan Government International Bond	BOA	1.000%	03/20/2016	0.456%		200	4	3	1
Japan Government International Bond	BOA	1.000%	03/20/2017	0.574%		2,700	45	(20)	65
Japan Government International Bond	GST	1.000%	12/20/2015	0.430%		400	6	6	0
Japan Government International Bond	GST	1.000%	03/20/2017	0.574%		4,700	78	(34)	112
Japan Government International Bond	JPM	1.000%	03/20/2016	0.456%		1,100	19	10	9
Japan Government International Bond	MYC	1.000%	03/20/2017	0.574%		600	10	(4)	14
Japan Government International Bond	MYC	1.000%	06/20/2017	0.599%		18,400	306	22	284

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	89

Schedule of Investments PIMCO Total Return Fund III (Cont.)

Credit Default Swaps on Corporate, Sovereign and U.S. Treasury Obligation Issues - Sell Protection (3) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Merrill Lynch & Co., Inc.	DUB	1.000%	03/20/2016	0.632%	$	2,600	$31	$(55)	$86
MetLife, Inc.	DUB	1.000%	03/20/2015	0.436%		11,500	132	(694)	826
MetLife, Inc.	DUB	1.000%	03/20/2016	0.683%		2,200	21	(46)	67
MetLife, Inc.	JPM	1.000%	09/20/2013	0.124%		690	3	(39)	42
MetLife, Inc.	JPM	1.000%	03/20/2016	0.683%		2,700	26	(64)	90
Mexico Government International Bond	BOA	1.000%	09/20/2015	0.519%		300	4	(4)	8
Mexico Government International Bond	BPS	1.000%	03/20/2018	0.932%		600	2	1	1
Mexico Government International Bond	BRC	1.000%	03/20/2015	0.448%		2,600	29	(59)	88
Mexico Government International Bond	BRC	1.000%	03/20/2018	0.932%		9,300	33	23	10
Mexico Government International Bond	CBK	1.000%	03/20/2015	0.448%		1,700	19	(39)	58
Mexico Government International Bond	CBK	1.000%	09/20/2015	0.519%		700	8	(11)	19
Mexico Government International Bond	DUB	1.000%	09/20/2017	0.838%		2,600	19	(37)	56
Mexico Government International Bond	GST	1.000%	09/20/2016	0.668%		2,700	31	(13)	44
Mexico Government International Bond	HUS	1.000%	09/20/2017	0.838%		1,000	8	(22)	30
Mexico Government International Bond	JPM	0.920%	03/20/2016	0.591%		100	1	0	1
Mexico Government International Bond	JPM	1.000%	03/20/2018	0.932%		6,500	23	19	4
Mexico Government International Bond	MYC	1.000%	09/20/2016	0.668%		5,400	64	(22)	86
Mexico Government International Bond	MYC	1.000%	09/20/2017	0.838%		2,100	16	(30)	46
Mexico Government International Bond	UAG	1.000%	09/20/2016	0.668%		3,500	41	(15)	56
Morgan Stanley	FBF	1.000%	06/20/2013	0.238%		15,600	33	(300)	333
National Australia Bank Ltd.	DUB	1.000%	03/20/2016	0.474%		1,800	28	25	3
Petrobras International Finance Co.	DUB	1.000%	09/20/2013	0.804%		8,000	9	(14)	23
U.S. Treasury Notes	UAG	0.250%	09/20/2015	0.221%	EUR	11,800	2	(177)	179
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.279%	$	1,000	22	19	3
United Kingdom Gilt	FBF	1.000%	03/20/2016	0.279%		3,000	67	58	9
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.294%		1,200	28	21	7
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.294%		2,100	49	36	13

							$1,179	$(6,656)	$7,835

Credit Default Swaps on Credit Indices - Sell Protection (3)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)		Market Value (6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	DUB	5.000%	12/20/2014	$	1,200	$36	$119	$(83)
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		1,061	18	0	18
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		2,218	39	0	39
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		2,315	3	0	3
CDX.IG-10 5-Year Index 30-100%	GST	0.463%	06/20/2013		2,893	4	0	4
CMBX.NA.AAA.3 Index	BOA	0.080%	12/13/2049		1,600	(51)	(93)	42
CMBX.NA.AAA.3 Index	DUB	0.080%	12/13/2049		2,000	(63)	(120)	57
CMBX.NA.AAA.3 Index	GST	0.080%	12/13/2049		1,400	(45)	(53)	8
CMBX.NA.AAA.4 Index	MYC	0.350%	02/17/2051		10,000	(293)	(675)	382
CMBX.NA.AAA.5 Index	FBF	0.350%	02/15/2051		1,000	(33)	(61)	28
CMBX.NA.AAA.5 Index	JPM	0.350%	02/15/2051		1,000	(33)	(61)	28

						$(418)	$(944)	$526

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

90	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC	MXN	72,800	$168	$36	$132
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		250,100	576	95	481
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MYC		12,400	28	2	26
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	BRC		4,700	2	(3)	5
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	HUS		14,000	7	(9)	16
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BOA		26,000	57	3	54
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BRC		94,000	204	(57)	261
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	GLM		65,000	141	(18)	159
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	HUS		43,000	94	(18)	112
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MYC		54,000	117	(26)	143
Pay	28-Day MXN-TIIE	4.750%	02/26/2018	HUS		65,800	(38)	(52)	14
Pay	28-Day MXN-TIIE	6.350%	06/02/2021	MYC		11,300	61	3	58
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	BOA		300	0	0	0
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	HUS		13,200	0	(25)	25
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MYC		24,700	0	(60)	60

							$1,417	$(129)	$1,546

(o)	Written options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	05/28/2013	$	52,100	$258	$0
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		112,000	392	(8)
Call - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	21,300	40	(38)
Put - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		21,300	47	(45)
Call - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		5,200	10	(9)
Put - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		5,200	11	(11)
Call - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		5,200	11	(9)
Put - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		5,200	11	(11)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013	$	37,800	267	(1)
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		68,000	524	(2)
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013	EUR	19,800	41	(5)
Put - OTC 2-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		8,100	16	(2)
Put - OTC 2-Year Interest Rate Swap	HUS	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		2,600	5	(1)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.300%	04/29/2013	$	8,900	24	(1)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		19,800	48	(3)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	09/03/2013		26,200	87	(80)
Call - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.750%	04/02/2013		19,100	8	0
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.150%	04/02/2013		19,100	36	0
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		12,800	36	(2)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.750%	04/02/2013		21,400	7	0
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.150%	04/02/2013		21,400	36	0
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.850%	04/29/2013		15,900	19	(6)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.200%	04/29/2013		15,900	11	(6)
Call - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	0.750%	04/02/2013		15,800	9	0
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.150%	04/02/2013		15,800	20	0
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	05/30/2013		41,200	306	(3)
Put - OTC 5-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013	EUR	11,400	58	(5)
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		5,700	29	(3)
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.800%	07/29/2013	$	2,800	11	(10)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		2,800	19	(9)
Call - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		8,600	39	(31)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		8,600	62	(26)
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		11,400	23	(42)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		11,400	72	(35)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		33,900	166	(124)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		33,900	154	(104)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		15,000	62	(55)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		15,000	63	(46)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		20,600	103	(75)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		20,600	145	(63)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.500%	05/30/2013		11,000	83	(1)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		8,500	27	(31)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		8,500	32	(26)

								$3,428	$(929)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	91

Schedule of Investments PIMCO Total Return Fund III (Cont.)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC USD versus JPY	BPS	JPY	84.000	04/04/2013	$	5,100	$12	$0
Put - OTC USD versus JPY	BPS		86.000	04/04/2013		14,300	43	0
Put - OTC USD versus JPY	BPS		87.000	04/04/2013		5,300	11	0
Call - OTC USD versus JPY	BOA		96.000	04/04/2013		3,200	32	(6)

							$98	$(6)

Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$6,500	$55	$(11)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	15,700	140	(28)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	6,400	83	(12)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/10/2020	2,300	17	(4)

						$295	$(55)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2012	0	$2,127,200	EUR	0	$16,587
Sales	1,070	1,924,900		125,400	6,072
Closing Buys	0	(164,500)		(7,200)	(540)
Expirations	(1,070)	(2,782,000)		(7,200)	(17,707)
Exercised	0	(311,000)		0	(591)

Balance at 03/31/2013	0	$794,600	EUR	111,000	$3,821

(p)	Restricted securities as of March 31, 2013:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	5.365%	03/06/2036	05/19/2011	$7,060	$7,925	0.19%

(q)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	BRL	36,816	$	18,726	FBF	$507	$0	$507
04/2013		36,816		18,282	UAG	63	0	63
04/2013	EUR	2,200		2,873	BRC	53	0	53
04/2013		7,243		9,478	CBK	193	0	193
04/2013		42		55	DUB	1	0	1
04/2013		232,749		309,294	GLM	10,945	0	10,945
04/2013		8,700		11,267	HUS	115	0	115
04/2013		72		93	RBC	1	0	1
04/2013	JPY	752,175		8,450	BRC	459	0	459
04/2013		752,175		8,437	UAG	446	0	446
04/2013	MXN	86,373		6,770	BOA	0	(213)	(213)
04/2013		96,995		7,395	BRC	0	(456)	(456)
04/2013		275,841		21,067	MSC	0	(1,263)	(1,263)
04/2013		148,731		11,603	UAG	0	(438)	(438)
04/2013	$	18,282	BRL	36,816	FBF	0	(63)	(63)
04/2013		17,877		36,816	UAG	342	0	342
04/2013		3,642	EUR	2,799	BRC	0	(54)	(54)
04/2013		184		142	CBK	0	(2)	(2)
04/2013		316,215		245,876	HUS	0	(1,039)	(1,039)
04/2013		2,885		2,189	RYL	0	(79)	(79)
04/2013		600	MXN	7,654	BOA	20	0	20
04/2013		1,610		21,047	DUB	94	0	94
04/2013		133		1,722	FBF	6	0	6
04/2013		9,598		125,692	HUS	577	0	577
04/2013		2,892		37,145	JPM	115	0	115
04/2013		5,491		70,822	MSC	242	0	242
04/2013		12,467		160,490	UAG	526	0	526
05/2013	EUR	4,221	$	5,416	DUB	5	0	5

92	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
05/2013	EUR	244,317	$	314,260	HUS	$1,023	$0	$1,023
05/2013	MXN	268,433		20,748	BPS	0	(865)	(865)
06/2013	CAD	157,849		153,532	DUB	0	(1,579)	(1,579)
06/2013	EUR	1,278		1,683	BPS	43	0	43
06/2013	GBP	11,947		18,043	RYL	0	(103)	(103)
06/2013	MXN	480,838		37,353	BOA	0	(1,291)	(1,291)
06/2013		603,645		46,717	BPS	0	(1,796)	(1,796)
06/2013		504,749		39,231	GLM	0	(1,342)	(1,342)
06/2013		427,263		33,350	JPM	0	(994)	(994)
06/2013	$	18,582	BRL	36,816	FBF	0	(489)	(489)
06/2013		11,518	MXN	148,731	UAG	427	0	427
08/2013	EUR	2,900	$	3,660	BPS	0	(61)	(61)
08/2013	$	200	IDR	1,984,400	FBF	1	0	1
08/2013		700		6,944,000	JPM	2	0	2
09/2013	EUR	6,700	$	8,418	BOA	0	(181)	(181)
09/2013		10,540		13,410	UAG	61	(179)	(118)
11/2013		20,900		26,311	BOA	0	(527)	(527)
04/2014		1,500		1,895	BPS	0	(34)	(34)
04/2014		1,200		1,521	CBK	0	(23)	(23)
06/2014		2,100		2,656	BPS	0	(48)	(48)
06/2014		1,700		2,156	FBF	0	(33)	(33)
07/2014		1,500		1,898	BPS	0	(34)	(34)
08/2014		1,200		1,519	BPS	0	(27)	(27)

						$16,267	$(13,213)	$3,054

(r)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Bank Loan Obligations	$0	$23,591	$0	$23,591
Corporate Bonds & Notes
Banking & Finance	0	573,085	23,505	596,590
Industrials	0	81,000	1,004	82,004
Utilities	0	68,296	0	68,296
Municipal Bonds & Notes
California	0	45,888	0	45,888
Florida	0	2,300	0	2,300
Georgia	0	1,169	0	1,169
Illinois	0	8,439	0	8,439
Nebraska	0	2,505	0	2,505
Nevada	0	3,652	0	3,652
New York	0	72,038	0	72,038
Pennsylvania	0	1,381	0	1,381
Texas	0	27,998	0	27,998
U.S. Government Agencies	0	1,347,848	0	1,347,848
U.S. Treasury Obligations	0	1,289,318	0	1,289,318
Mortgage-Backed Securities	0	219,320	2,001	221,321
Asset-Backed Securities	0	54,910	0	54,910
Sovereign Issues	0	608,196	0	608,196
Convertible Preferred Securities
Industrials	0	0	0	0
Preferred Securities
Banking & Finance	0	30,987	7,738	38,725
Industrials	0	157	0	157

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Short-Term Instruments
Certificates of Deposit	$0	$54,106	$0	$54,106
Commercial Paper	0	39,924	0	39,924
Repurchase Agreements	0	7,262	0	7,262
Mexico Treasury Bills	0	60,864	0	60,864
U.S. Treasury Bills	0	2,667	0	2,667
Central Funds Used for Cash Management Purposes	12,974	0	0	12,974
	$12,974	$4,626,901	$34,248	$4,674,123

Financial Derivative Instruments - Assets
Credit Contracts	0	8,478	0	8,478
Foreign Exchange Contracts	0	16,267	0	16,267
Interest Rate Contracts	1,348	1,997	0	3,345
	$1,348	$26,742	$0	$28,090

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(2,010)	0	(2,010)
Foreign Exchange Contracts	0	(13,219)	0	(13,219)
Interest Rate Contracts	(184)	(1,923)	(55)	(2,162)
	$(184)	$(17,152)	$(55)	$(17,391)

Totals	$14,138	$4,636,491	$34,193	$4,684,822

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	93

Schedule of Investments PIMCO Total Return Fund III (Cont.)

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$21,989	$0	$(263)	$(32)	$(6)	$1,817	$0	$0	$23,505	$1,802
Industrials	1,433	0	(462)	2	5	26	0	0	1,004	31
U.S. Government Agencies	82,410	(81,954)	(497)	0	(6)	47	0	0	0	0
Mortgage-Backed Securities	452	0	0	8	0	109	2,001	(569)	2,001	0
Convertible Preferred Securities
Industrials	65	0	0	0	0	(65)	0	0	0	(65)
Preferred Securities
Banking & Finance	7,974	0	0	0	0	(236)	0	0	7,738	(236)

	$114,323	$(81,954)	$(1,222)	$(22)	$(7)	$1,698	$2,001	$(569)	$34,248	$1,532

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(53)	$0	$0	$0	$0	$(2)	$0	$0	$(55)	$(2)

Totals	$114,270	$(81,954)	$(1,222)	$(22)	$(7)	$1,696	$2,001	$(569)	$34,193	$1,530

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$3,130	Benchmark Pricing	Base Price	101.00
	20,375	Third Party Vendor	Broker Quote	104.96
Industrials	1,004	Third Party Vendor	Broker Quote	103.34
Mortgage-Backed Securities	2,001	Benchmark Pricing	Base Price	111.00
Convertible Preferred Securities
Banking & Finance	0	Other Valuation Techniques (4)	—	—
Preferred Securities
Banking & Finance	7,738	Benchmark Pricing	Base Price	$ 7,258.66

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(55)	Indicative Market Quotations	Broker Quote	0.16-0.19

Total	$34,193

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

94	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(s)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$8	$0	$0	$48	$56
Unrealized appreciation on foreign currency contracts	0	0	0	16,267	0	16,267
Unrealized appreciation on OTC swap agreements	0	8,464	0	0	1,546	10,010

	$0	$8,472	$0	$16,267	$1,594	$26,333

Liabilities:
Written options outstanding	$0	$0	$0	$6	$984	$990
Variation margin payable on financial derivative instruments (2)	0	44	0	0	823	867
Unrealized depreciation on foreign currency contracts	0	0	0	13,213	0	13,213
Unrealized depreciation on OTC swap agreements	0	103	0	0	0	103

	$0	$147	$0	$13,219	$1,807	$15,173

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized gain on futures contracts	$0	$0	$0	$0	$1,385	$1,385
Net realized gain on written options	0	0	0	0	17,393	17,393
Net realized gain (loss) on swaps	0	(22,937)	0	0	27,065	4,128
Net realized (loss) on foreign currency transactions	0	0	0	(8,739)	0	(8,739)

	$0	$(22,937)	$0	$(8,739)	$45,843	$14,167

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on futures contracts	$0	$0	$0	$0	$1,638	$1,638
Net change in unrealized appreciation (depreciation) on written options	0	0	0	92	(8,166)	(8,074)
Net change in unrealized appreciation (depreciation) on swaps	0	10,927	0	0	(12,710)	(1,783)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	8,976	0	8,976

	$0	$10,927	$0	$9,068	$(19,238)	$757

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,164 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(2,436) as reported in the Notes to Schedule of Investments.

(t)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(2,238)	$2,201	$(37)
BPS	(2,814)	2,667	(147)
BRC	624	(800)	(176)
CBK	216	(210)	6
DUB	(1,866)	1,687	(179)
FBF	63	(80)	(17)
GLM	9,496	(10,460)	(964)
GST	108	(260)	(152)
HUS	1,336	(1,240)	96
JPM	(959)	800	(159)
MSC	(1,021)	64	(957)
MYC	185	(710)	(525)
RBC	1	0	1
RYL	(234)	0	(234)
UAG	1,345	(1,160)	185

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	95

Schedule of Investments PIMCO Total Return Fund IV

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 13.6%

BANKING & FINANCE 12.7%
Allstate Life Global Funding Trusts
5.375% due 04/30/2013		$200	$201
American Express Credit Corp.
5.875% due 05/02/2013		200	201
7.300% due 08/20/2013		400	410
American International Group, Inc.
5.850% due 01/16/2018		900	1,056
6.765% due 11/15/2017	GBP	2,411	4,390
8.000% due 05/22/2068	EUR	10,000	15,126
8.175% due 05/15/2068		$1,000	1,351
8.625% due 05/22/2068	GBP	2,350	4,410
Bank of America Corp.
0.888% due 05/23/2017	EUR	2,600	3,170
4.500% due 04/01/2015		$300	318
6.500% due 08/01/2016		2,300	2,651
Bank of Montreal
1.950% due 01/30/2018		2,400	2,499
Bankia S.A.
3.500% due 12/14/2015	EUR	2,300	2,971
BBVA Bancomer S.A.
7.250% due 04/22/2020		$1,000	1,140
BNP Paribas S.A.
0.705% due 04/08/2013		20	20
Cantor Fitzgerald LP
7.875% due 10/15/2019		650	685
Citigroup, Inc.
1.543% due 11/08/2013		3,900	3,922
4.750% due 05/19/2015		12	13
8.125% due 07/15/2039		600	884
Credit Agricole S.A.
8.375% due 10/13/2019 (e)		500	549
Ford Motor Credit Co. LLC
2.750% due 05/15/2015		1,500	1,532
General Electric Capital Corp.
7.500% due 08/21/2035		1,700	2,407
Goldman Sachs Group, Inc.
1.296% due 02/07/2014		5,000	5,026
HBOS PLC
0.983% due 09/06/2017		4,300	4,004
ICICI Bank Ltd.
5.750% due 11/16/2020		1,900	2,102
International Lease Finance Corp.
6.750% due 09/01/2016		2,600	2,951
JPMorgan Chase & Co.
3.400% due 06/24/2015		9,700	10,217
Korea Development Bank
4.375% due 08/10/2015		5,000	5,374
Merrill Lynch & Co., Inc.
0.486% due 01/31/2014	EUR	900	1,152
1.040% due 09/15/2026		$400	337
6.875% due 04/25/2018		3,600	4,352
Morgan Stanley
0.784% due 10/15/2015		8,100	7,971
5.375% due 10/15/2015		3,000	3,279
Principal Life Income Funding Trusts
5.300% due 04/24/2013		200	201
SLM Corp.
5.140% due 06/15/2016		10,000	10,457
6.250% due 01/25/2016		900	988
SLM Corp. CPI Linked Bond
3.866% due 11/21/2013		45	46
Wachovia Corp.
0.674% due 10/15/2016		100	99

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo & Co.
7.980% due 03/15/2018 (e)	$3,800	$4,391

		112,853

INDUSTRIALS 0.6%
Asciano Finance Ltd.
5.000% due 04/07/2018	900	989
Baidu, Inc.
2.250% due 11/28/2017	700	710
Gerdau Holdings, Inc.
7.000% due 01/20/2020	200	229
President and Fellows of Harvard College
6.500% due 01/15/2039	1,200	1,709
Time Warner, Inc.
6.100% due 07/15/2040	1,500	1,748

		5,385

UTILITIES 0.3%
CenturyLink, Inc.
6.000% due 04/01/2017	3,000	3,252

Total Corporate Bonds & Notes (Cost $107,481)		121,490

MUNICIPAL BONDS & NOTES 3.3%

CALIFORNIA 1.0%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.918% due 04/01/2040	4,300	5,869
Irvine Unified School District, California Special Tax Notes, Series 2011
4.381% due 09/01/2015	100	103
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	2,300	3,335

		9,307

NEW YORK 1.6%
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2026	1,100	1,320
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.882% due 06/15/2044	2,000	2,646
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.500% due 03/15/2030	600	727
Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.250% due 09/15/2023	2,000	2,284
Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	6,500	7,220

		14,197

TEXAS 0.7%
University of Texas System Revenue Bonds, (BABs), Series 2010
4.794% due 08/15/2046	5,150	5,933

Total Municipal Bonds & Notes (Cost $27,302)		29,437

U.S. GOVERNMENT AGENCIES 19.1%
Fannie Mae
0.500% due 03/30/2016	200	200
0.754% due 06/25/2041	20	20

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.875% due 10/26/2017 - 02/08/2018	$15,000	$15,038
2.310% due 08/01/2022	100	101
2.870% due 09/01/2027	100	97
2.935% due 11/01/2021	11,505	12,175
3.000% due 04/01/2028	3,000	3,155
3.500% due 10/01/2031 - 04/01/2043	52,805	55,260
3.946% due 02/25/2033	6,414	6,168
4.000% due 04/01/2043 - 05/01/2043	11,000	11,728
4.500% due 07/01/2029 - 04/01/2043	23,522	25,382
5.000% due 07/01/2033 - 05/01/2041	8,175	8,989
5.375% due 06/12/2017	100	119
5.500% due 11/01/2032 - 11/01/2039	3,209	3,505
Freddie Mac
0.750% due 01/12/2018	4,900	4,878
0.875% due 03/07/2018	1,700	1,699
1.000% due 06/29/2017 - 09/29/2017	2,100	2,125
1.250% due 10/02/2019	1,100	1,095
1.750% due 05/30/2019	1,200	1,237
3.750% due 03/27/2019	300	345
4.375% due 07/17/2015	13,100	14,312
Ginnie Mae
0.000% due 11/20/2039 (a)	3,500	2,804

Total U.S. Government Agencies (Cost $168,233)		170,432

U.S. TREASURY OBLIGATIONS 43.0%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 07/15/2022	4,306	4,699
0.625% due 02/15/2043	1,402	1,414
1.250% due 07/15/2020	3,273	3,915
1.750% due 01/15/2028 (k)	15,343	19,557
2.125% due 02/15/2040	27	38
2.375% due 01/15/2025	5,008	6,738
2.375% due 01/15/2027	6,280	8,568
2.500% due 01/15/2029	5,577	7,814
U.S. Treasury Notes
0.375% due 11/15/2015	22,100	22,138
0.375% due 01/15/2016	1,300	1,302
0.750% due 10/31/2017	800	803
0.750% due 12/31/2017	5,300	5,310
0.750% due 02/28/2018 (l)	70,400	70,428
0.750% due 03/31/2018 (b)	4,400	4,397
0.875% due 01/31/2018	4,000	4,028
0.875% due 07/31/2019 (j)(k)	30,000	29,637
1.000% due 06/30/2019	12,800	12,759
1.000% due 08/31/2019 (j)(k)	72,400	71,965
1.000% due 09/30/2019	4,300	4,271
1.000% due 11/30/2019	39,600	39,229
1.125% due 05/31/2019 (j)(k)	8,100	8,147
1.125% due 12/31/2019	2,400	2,394
1.125% due 03/31/2020 (b)	4,000	3,967
1.250% due 02/29/2020	4,400	4,411
1.500% due 08/31/2018	5,900	6,104
1.625% due 08/15/2022	14,600	14,425
1.625% due 11/15/2022	18,700	18,387
1.750% due 05/15/2022	800	803
2.000% due 02/15/2023 (h)	5,300	5,372
3.375% due 11/15/2019	400	458

Total U.S. Treasury Obligations (Cost $380,413)		383,478

96	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 6.2%
Adjustable Rate Mortgage Trust
0.454% due 10/25/2035		$6,206	$5,513
Banc of America Funding Corp.
2.631% due 05/25/2035		56	58
Bear Stearns Adjustable Rate Mortgage Trust
2.320% due 08/25/2035		354	361
2.726% due 02/25/2033		5	5
Bear Stearns Commercial Mortgage Securities
5.405% due 12/11/2040		2,400	2,647
Chase Mortgage Finance Corp.
2.944% due 02/25/2037		166	165
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.218% due 07/15/2044		2,400	2,629
Countrywide Home Loan Mortgage Pass-Through Trust
2.927% due 11/19/2033		764	766
Credit Suisse First Boston Mortgage Securities Corp.
2.476% due 09/25/2033		21	21
Credit Suisse Mortgage Capital Certificates
5.000% due 12/27/2036		7,566	7,093
Granite Master Issuer PLC
0.319% due 12/20/2054	EUR	1,352	1,707
0.339% due 12/20/2054		1,767	2,231
0.734% due 12/20/2054	GBP	4,119	6,144
0.814% due 12/20/2054		1,887	2,814
Granite Mortgages PLC
0.827% due 03/20/2044		937	1,403
0.827% due 06/20/2044		744	1,120
GSR Mortgage Loan Trust
2.662% due 09/25/2035		$314	324
Homebanc Mortgage Trust
0.454% due 03/25/2035		2,193	1,837
Leek Finance Ltd.
0.502% due 12/21/2038		1,127	1,151
0.542% due 09/21/2038		331	340
0.787% due 12/21/2037	GBP	224	353
Merrill Lynch Mortgage Investors Trust
0.454% due 11/25/2035		$1,590	1,506
Morgan Stanley Capital Trust
5.210% due 11/14/2042		2,300	2,512
Prime Mortgage Trust
5.000% due 02/25/2019		10	11
UBS Commercial Mortgage Trust
0.778% due 07/15/2024		3,552	3,519
WaMu Mortgage Pass-Through Certificates
2.571% due 09/25/2046		375	331
Wells Fargo Mortgage-Backed Securities Trust
2.642% due 06/25/2035		8,179	8,301

Total Mortgage-Backed Securities (Cost $53,194)			54,862

ASSET-BACKED SECURITIES 0.6%
Countrywide Asset-Backed Certificates
0.304% due 05/25/2047		256	253
0.384% due 06/25/2036		114	114
Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030		47	49

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSBC Home Equity Loan Trust
0.353% due 03/20/2036		$51	$50
0.473% due 01/20/2035		69	67
Park Place Securities, Inc.
0.704% due 07/25/2035		2,940	2,748
SLM Student Loan Trust
1.253% due 06/15/2023		1,626	1,641
SMS Student Loan Trust
0.491% due 10/28/2028		33	33
0.501% due 04/28/2029		21	21

Total Asset-Backed Securities (Cost $4,923)			4,976

SOVEREIGN ISSUES 11.0%
Banque Centrale de Tunisie S.A.
8.250% due 09/19/2027		200	230
Italy Buoni Poliennali Del Tesoro
2.500% due 03/01/2015	EUR	6,400	8,269
3.500% due 11/01/2017		600	770
3.750% due 08/01/2015		500	660
3.750% due 04/15/2016		200	265
4.000% due 02/01/2017		1,500	1,984
4.500% due 07/15/2015		2,800	3,751
4.750% due 09/15/2016		900	1,223
4.750% due 05/01/2017		12,900	17,398
4.750% due 06/01/2017		2,900	3,912
5.250% due 08/01/2017		100	138
6.000% due 11/15/2014		2,400	3,278
Mexico Government International Bond
2.000% due 06/09/2022 (d)	MXN	49,415	4,242
5.000% due 06/16/2016 (d)		19,321	1,763
9.000% due 06/20/2013		45,000	3,686
Province of British Columbia
4.300% due 06/18/2042	CAD	1,600	1,812
Province of Ontario
1.100% due 10/25/2017		$600	602
1.600% due 09/21/2016		10,100	10,402
1.650% due 09/27/2019		800	801
3.000% due 07/16/2018		200	217
3.150% due 06/02/2022	CAD	7,400	7,576
4.000% due 10/07/2019		$1,300	1,486
4.400% due 04/14/2020		1,600	1,873
Province of Quebec
2.750% due 08/25/2021		500	520
3.500% due 12/01/2022	CAD	8,400	8,761
Spain Government International Bond
3.000% due 04/30/2015	EUR	200	259
3.150% due 01/31/2016		4,600	5,933
3.750% due 10/31/2015		2,200	2,881
4.000% due 07/30/2015		1,900	2,513
4.400% due 01/31/2015		500	666

Total Sovereign Issues (Cost $97,069)			97,871

SHORT-TERM INSTRUMENTS 9.8%

CERTIFICATES OF DEPOSIT 2.8%
Abbey National Treasury Services PLC
1.860% due 04/25/2013		$30	30

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banco do Brasil S.A.
0.000% due 03/27/2014		$8,100	$8,001
Dexia Credit Local S.A.
1.650% due 09/12/2013		1,700	1,707
1.700% due 09/06/2013		9,500	9,538
Itau Unibanco Holding S.A.
0.000% due 10/31/2013		5,300	5,256

			24,532

COMMERCIAL PAPER 2.7%
British Telecommunications PLC
0.800% due 03/10/2014		7,800	7,762
Daimler Finance North America LLC
1.024% due 10/03/2013		2,150	2,144
1.070% due 10/08/2013		5,300	5,286
Entergy Corp.
0.850% due 05/15/2013		600	599
0.850% due 05/20/2013		300	300
0.850% due 05/28/2013		400	400
0.850% due 06/24/2013		700	699
Ford Motor Credit Co. LLC
1.021% due 11/01/2013		900	894
1.021% due 11/08/2013		1,400	1,391
Santander S.A.
2.200% due 04/02/2013		500	500
3.100% due 10/01/2013		2,200	2,189
Vodafone Group PLC
0.700% due 02/10/2014		2,200	2,187

			24,351

REPURCHASE AGREEMENTS 0.2%
State Street Bank and Trust Co.
0.010% due 04/01/2013		1,380	1,380

(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $1,412. Repurchase proceeds are $1,380.)

MEXICO TREASURY BILLS 1.5%
4.299% due 05/09/2013 - 06/13/2013 (c)	MXN	167,900	13,507

		SHARES
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (f) 2.6%
PIMCO Short-Term Floating NAV Portfolio		133	2
PIMCO Short-Term Floating NAV Portfolio III		2,299,842	22,982

			22,984

Total Short-Term Instruments (Cost $86,279)			86,754

Total Investments 106.6% (Cost $924,894)			$949,300

Other Assets and Liabilities (Net) (6.6%)			(58,392)

Net Assets 100.0%			$890,908

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	97

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

(e)	Perpetual maturity, date shown represents next contractual call date.
(f)	Affiliated to the Fund.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $4,006 at a weighted average interest rate of 0.050%.
(h)	Securities with an aggregate market value of $1,926 have been pledged or delivered as collateral for forward settling transactions, such as delayed-delivery or sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of March 31, 2013.
(i)	Sale-buyback financing transactions as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions
MSC	(0.050%)	04/01/2013	04/02/2013	$1,930	$(1,930)

(j)	Securities with an aggregate market value of $463 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
3-Month Euribor December Futures	Long	12/2014	11	$6
3-Month Euribor June Futures	Long	06/2015	11	0
3-Month Euribor March Futures	Long	03/2015	12	(1)
90-Day Eurodollar December Futures	Long	12/2013	15	1
90-Day Eurodollar December Futures	Long	12/2014	17	3
90-Day Eurodollar December Futures	Long	12/2015	261	(13)
90-Day Eurodollar June Futures	Long	06/2015	406	219
90-Day Eurodollar June Futures	Long	06/2016	11	(1)
90-Day Eurodollar March Futures	Long	03/2015	17	3
90-Day Eurodollar March Futures	Long	03/2016	103	(7)
90-Day Eurodollar September Futures	Long	09/2013	12	0
90-Day Eurodollar September Futures	Long	09/2015	71	24
90-Day Eurodollar September Futures	Long	09/2016	8	(1)
Euro-Bund 10-Year Bond June Futures	Short	06/2013	7	(16)
U.S. Treasury 10-Year Note June Futures	Long	06/2013	74	73

				$290

(k)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $4,327 and cash of $36 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized (Depreciation)
Pay	3-Month USD-LIBOR	1.500%	03/18/2016	$	52,500	$389	$(25)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		52,200	3,002	(130)

						$3,391	$(155)

(l)	Securities with an aggregate market value of $429 have been pledged as collateral for OTC swap agreements and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(m)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Australia Government Bond	CBK	1.000%	06/20/2017	0.318%	$	700	$21	$11	$10
Bank of America Corp.	DUB	1.000%	09/20/2014	0.414%		800	7	(16)	23
Berkshire Hathaway Finance Corp.	JPM	1.000%	12/20/2017	0.722%		900	12	(13)	25
China Government International Bond	HUS	1.000%	06/20/2016	0.407%		1,000	20	(20)	40
Indonesia Government International Bond	BRC	1.000%	09/20/2017	1.377%		600	(9)	(21)	12
Indonesia Government International Bond	CBK	1.000%	09/20/2017	1.377%		400	(7)	(14)	7
Indonesia Government International Bond	FBF	1.000%	09/20/2017	1.377%		400	(6)	(14)	8
Italy Government International Bond	BOA	1.000%	03/20/2018	2.954%		100	(8)	(7)	(1)
Italy Government International Bond	BRC	1.000%	09/20/2017	2.836%		1,000	(74)	(160)	86
Italy Government International Bond	DUB	1.000%	03/20/2018	2.954%		100	(9)	(7)	(2)
Japan Government International Bond	GST	1.000%	12/20/2015	0.430%		1,700	27	(16)	43
Japan Government International Bond	UAG	1.000%	12/20/2015	0.430%		2,600	41	0	41
MetLife, Inc.	BOA	1.000%	12/20/2017	1.109%		5,500	(30)	(228)	198

98	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Mexico Government International Bond	BRC	1.000%	06/20/2017	0.782%	$	400	$4	$(4)	$8
Mexico Government International Bond	CBK	1.000%	03/20/2016	0.591%		500	6	(9)	15
Mexico Government International Bond	DUB	1.000%	03/20/2018	0.932%		8,300	29	(8)	37

							$24	$(526)	$550

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums (Received)	Unrealized Appreciation
MCDX-18 10-Year Index	CBK	1.000%	06/20/2022	$	100	$(4)	$(8)	$4

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS	MXN	1,000	$2	$0	$2
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BRC		14,000	31	(10)	41

							$33	$(10)	$43

(n)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	04/01/2043	$7,000	$7,575	$(7,584)

(o)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	BRL	8,812	$	4,482	FBF	$121	$0	$121
04/2013		8,812		4,376	UAG	15	0	15
04/2013	EUR	2,322		3,029	FBF	52	0	52
04/2013		50,632		65,803	RYL	900	0	900
04/2013	JPY	133,962		1,505	BRC	82	0	82
04/2013		133,962		1,503	UAG	79	0	79
04/2013	MXN	60,951		4,760	HUS	0	(174)	(174)
04/2013	$	4,376	BRL	8,812	FBF	0	(15)	(15)
04/2013		4,262		8,812	UAG	99	0	99
04/2013		68,099	EUR	52,954	HUS	0	(220)	(220)
04/2013		465	MXN	6,094	DUB	29	0	29
04/2013		106		1,364	FBF	5	0	5
04/2013		620		8,023	HUS	29	0	29
04/2013		867		11,330	JPM	50	0	50
04/2013		2,606		34,139	UAG	158	0	158
05/2013	EUR	52,954	$	68,114	HUS	222	0	222
05/2013	MXN	54,417		4,206	BPS	0	(175)	(175)
05/2013		67,477		5,297	UAG	0	(147)	(147)
06/2013	CAD	18,363		17,835	RYL	0	(209)	(209)
06/2013	EUR	1,868		2,459	BPS	63	0	63
06/2013		779		1,018	BRC	19	0	19
06/2013		1,804		2,337	RBC	24	0	24
06/2013	GBP	14,873		22,483	RYL	0	(108)	(108)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	99

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
06/2013	MXN	30,197	$	2,349	BPS	$0	$(79)	$(79)
06/2013		14,840		1,157	GLM	0	(36)	(36)
06/2013		45,484		3,547	UAG	0	(108)	(108)
06/2013	$	4,448	BRL	8,812	FBF	0	(117)	(117)
06/2013		4,725	MXN	60,951	HUS	171	0	171
06/2013		50		635	JPM	1	0	1
08/2013		200	IDR	1,984,000	JPM	0	0	0
09/2013	EUR	500	$	631	UAG	0	(11)	(11)
12/2013		8,900		11,234	BOA	0	(201)	(201)

						$2,119	$(1,600)	$519

(p)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$108,931	$3,922	$112,853
Industrials	0	5,385	0	5,385
Utilities	0	3,252	0	3,252
Municipal Bonds & Notes
California	0	9,307	0	9,307
New York	0	14,197	0	14,197
Texas	0	5,933	0	5,933
U.S. Government Agencies	0	170,432	0	170,432
U.S. Treasury Obligations	0	383,478	0	383,478
Mortgage-Backed Securities	0	54,862	0	54,862
Asset-Backed Securities	0	4,976	0	4,976
Sovereign Issues	0	97,871	0	97,871
Short-Term Instruments
Certificates of Deposit	0	24,532	0	24,532
Commercial Paper	0	24,351	0	24,351
Repurchase Agreements	0	1,380	0	1,380
Mexico Treasury Bills	0	13,507	0	13,507

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Central Funds Used for Cash Management Purposes	$22,984	$0	$0	$22,984
	$22,984	$922,394	$3,922	$949,300

Short Sales, at value	$0	$(7,584)	$0	$(7,584)

Financial Derivative Instruments - Assets
Credit Contracts	0	557	0	557
Foreign Exchange Contracts	0	2,119	0	2,119
Interest Rate Contracts	329	43	0	372
	$329	$2,719	$0	$3,048

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(3)	0	(3)
Foreign Exchange Contracts	0	(1,600)	0	(1,600)
Interest Rate Contracts	(39)	(155)	0	(194)
	$(39)	$(1,758)	$0	$(1,797)

Totals	$23,274	$915,771	$3,922	$942,967

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (2)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$3,920	$0	$(8)	$0	$10	$0	$0	$3,922	$10
U.S. Government Agencies	12,767	(12,772)	0	0	0	5	0	0	0	0

Totals	$12,767	$(8,852)	$0	$(8)	$0	$15	$0	$0	$3,922	$10

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$3,922	Benchmark Pricing	Base Price	100.61

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

100	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(q)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$4	$4
Unrealized appreciation on foreign currency contracts	0	0	0	2,119	0	2,119
Unrealized appreciation on OTC swap agreements	0	557	0	0	43	600

	$0	$557	$0	$2,119	$47	$2,723

Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$0	$0	$0	$263	$263
Unrealized depreciation on foreign currency contracts	0	0	0	1,600	0	1,600
Unrealized depreciation on OTC swap agreements	0	3	0	0	0	3

	$0	$3	$0	$1,600	$263	$1,866

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives:
Net realized gain on futures contracts	$0	$0	$0	$0	$3,233	$3,233
Net realized gain on swaps	0	1,548	0	0	1,440	2,988
Net realized gain on foreign currency transactions	0	0	0	3,247	0	3,247

	$0	$1,548	$0	$3,247	$4,673	$9,468

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on futures contracts	$0	$0	$0	$0	$1,858	$1,858
Net change in unrealized appreciation (depreciation) on swaps	0	95	0	0	(1,327)	(1,232)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	2,179	0	2,179

	$0	$95	$0	$2,179	$531	$2,805

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $290 and open centrally cleared swaps cumulative (depreciation) of $(155) as reported in the Notes to Schedule of Investments.

(r)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(239)	$429	$190
BPS	(191)	0	(191)
BRC	53	0	53
CBK	16	(30)	(14)
DUB	56	(240)	(184)
FBF	40	0	40
GLM	(36)	0	(36)
GST	27	0	27
HUS	50	0	50
JPM	63	0	63
RBC	24	0	24
RYL	583	(920)	(337)
UAG	126	(360)	(234)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	101

Schedule of Investments PIMCO Unconstrained Bond Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 2.1%
AES Corporation
3.750% due 05/27/2018		$15,450	$15,689
Charter Communications, Inc.
3.460% due 09/06/2016		2,679	2,695
DaVita, Inc.
4.000% due 11/01/2019		12,469	12,614
Del Monte Foods Co.
4.000% due 03/08/2018		15,068	15,136
Dell, Inc.
5.000% due 11/06/2013		131,200	130,598
Delos Aircraft, Inc.
4.750% due 04/12/2016		14,700	14,810
Dole Food Co., Inc.
6.000% due 07/08/2018		9,021	9,059
FMG America Finance, Inc.
5.250% due 10/18/2017		22,686	22,982
Hilton Hotels Corp.
3.576% due 11/30/2015		6,587	6,513
HJ Heinz Co.
3.500% due 03/27/2020		72,300	73,014
5.000% due 03/27/2014		31,800	31,648
NRG Energy, Inc.
3.250% due 07/01/2018		1,380	1,401
Penn National Gaming, Inc.
3.750% due 07/14/2018		6,771	6,836
PVH Corp.
3.250% due 02/13/2020		4,500	4,555
Springleaf Financial Funding Co.
5.500% due 05/10/2017		103,530	104,387
Vodafone Americas Finance, Inc.
6.250% due 07/24/2016		20,625	21,295
6.875% due 08/17/2015		17,720	18,163
WaveDivision Holdings LLC
4.000% due 10/15/2019		3,000	3,049

Total Bank Loan Obligations (Cost $489,122)			494,444

CORPORATE BONDS & NOTES 17.4%

BANKING & FINANCE 13.0%
Abbey National Treasury Services PLC
4.000% due 04/27/2016		68,600	73,006
AGFC Capital Trust
6.000% due 01/15/2067		6,600	5,379
Ally Financial, Inc.
3.680% due 06/20/2014		70,200	72,174
8.000% due 03/15/2020		1,200	1,497
American Express Bank FSB
5.500% due 04/16/2013		11,000	11,017
American Express Co.
7.000% due 03/19/2018		5,400	6,753
7.250% due 05/20/2014		1,000	1,074
American Express Credit Corp.
5.875% due 05/02/2013		200	201
American International Group, Inc.
4.250% due 05/15/2013		4,500	4,520
4.250% due 09/15/2014		29,000	30,398
5.600% due 10/18/2016		1,500	1,706
5.850% due 01/16/2018		400	469
6.765% due 11/15/2017	GBP	220	401
8.000% due 05/22/2068	EUR	900	1,361
8.250% due 08/15/2018		$15,730	20,434
8.625% due 05/22/2068	GBP	200	375
Aviation Loan Trust
2.390% due 12/15/2022		$10,755	9,991

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banco Bradesco S.A.
2.390% due 05/16/2014		$49,700	$50,326
Banco Santander Chile
1.902% due 01/19/2016		25,000	24,688
Bank of America Corp.
0.565% due 10/14/2016		1,700	1,661
1.722% due 01/30/2014		44,100	44,494
4.500% due 04/01/2015		5,000	5,301
5.650% due 05/01/2018		62,400	72,298
5.750% due 12/01/2017		3,240	3,753
6.000% due 09/01/2017		1,610	1,872
7.375% due 05/15/2014		19,100	20,446
7.625% due 06/01/2019		11,500	14,634
Banque PSA Finance S.A.
2.205% due 04/04/2014		50,900	50,471
Barclays Bank PLC
1.345% due 01/13/2014		55,300	55,607
2.375% due 01/13/2014		76,300	77,336
6.050% due 12/04/2017		26,637	29,824
7.625% due 11/21/2022 (l)		23,500	23,294
7.700% due 04/25/2018 (g)		1,919	2,067
10.179% due 06/12/2021		6,980	9,387
Bear Stearns Cos. LLC
6.400% due 10/02/2017		25,200	30,126
7.250% due 02/01/2018		52,900	65,839
Berkshire Hathaway Finance Corp.
3.000% due 05/15/2022		26,100	26,676
BPCE S.A.
2.375% due 10/04/2013		2,500	2,526
Cantor Fitzgerald LP
7.875% due 10/15/2019		10,900	11,483
CIT Group, Inc.
4.750% due 02/15/2015		13,350	14,018
5.250% due 04/01/2014		7,400	7,705
CitiFinancial, Inc.
6.625% due 06/01/2015		100	110
Citigroup, Inc.
0.373% due 06/28/2013	EUR	100	128
4.587% due 12/15/2015		$2,200	2,386
5.500% due 04/11/2013		300	300
6.125% due 05/15/2018		6,640	7,923
Credit Agricole Home Loan SFH
1.052% due 07/21/2014		20,000	20,053
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		15,500	16,663
Export-Import Bank of Korea
1.432% due 09/21/2013		1,600	1,600
4.000% due 01/29/2021		22,500	24,349
Ford Motor Credit Co. LLC
1.384% due 08/28/2014		9,700	9,701
3.984% due 06/15/2016		2,300	2,439
4.250% due 09/20/2022		6,200	6,428
5.625% due 09/15/2015		600	655
5.875% due 08/02/2021		17,184	19,702
6.625% due 08/15/2017		14,500	16,933
7.000% due 10/01/2013		3,162	3,262
7.000% due 04/15/2015		1,158	1,281
8.000% due 06/01/2014		15,350	16,518
8.000% due 12/15/2016		2,600	3,124
8.700% due 10/01/2014		4,215	4,677
General Electric Capital Corp.
0.420% due 12/20/2013		4,000	4,001
Goldman Sachs Group, Inc.
0.526% due 11/15/2014	EUR	100	128
0.734% due 03/22/2016		$850	841
4.750% due 01/28/2014	EUR	30	40
5.250% due 07/27/2021		$24,200	27,484

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.375% due 03/15/2020		$98,750	$112,731
5.750% due 10/01/2016		200	228
5.950% due 01/18/2018		17,400	20,317
6.150% due 04/01/2018		19,500	23,013
HSBC Bank PLC
3.100% due 05/24/2016		29,872	31,792
HSBC Bank USA N.A.
4.875% due 08/24/2020		2,000	2,250
6.000% due 08/09/2017		18,800	22,063
HSBC Finance Capital Trust
5.911% due 11/30/2035		500	506
HSBC Finance Corp.
0.554% due 01/15/2014		1,800	1,798
0.717% due 06/01/2016		4,100	4,042
HSBC Holdings PLC
5.100% due 04/05/2021		66,200	76,666
6.500% due 05/02/2036		2,300	2,833
HSBC USA Capital Trust
7.808% due 12/15/2026		1,000	1,021
HSBC USA, Inc.
2.375% due 02/13/2015		6,800	7,000
International Lease Finance Corp.
5.625% due 09/20/2013		10,480	10,690
5.875% due 05/01/2013		2,529	2,543
6.500% due 09/01/2014		78,200	83,674
6.625% due 11/15/2013		4,700	4,853
6.750% due 09/01/2016		70,400	79,904
Intesa Sanpaolo SpA
6.500% due 02/24/2021		61,000	62,986
JPMorgan Chase & Co.
1.800% due 01/25/2018		26,200	26,381
3.450% due 03/01/2016		24,300	25,855
4.250% due 10/15/2020		125	137
4.400% due 07/22/2020		10,100	11,220
4.625% due 05/10/2021		48,400	54,222
6.300% due 04/23/2019		1,000	1,224
JPMorgan Chase Bank N.A.
4.375% due 11/30/2021	EUR	2,200	2,935
6.000% due 10/01/2017		$22,000	25,951
Korea Development Bank
1.500% due 01/22/2018		22,500	22,242
LBG Capital PLC
6.385% due 05/12/2020	EUR	8,750	11,309
7.588% due 05/12/2020	GBP	11,000	17,257
7.867% due 12/17/2019		850	1,343
7.875% due 11/01/2020		$560	615
8.500% due 12/17/2021 (g)		3,600	3,859
9.334% due 02/07/2020	GBP	2,200	3,707
15.000% due 12/21/2019	EUR	1,100	2,027
Lloyds TSB Bank PLC
4.385% due 05/12/2017 (g)		600	561
5.800% due 01/13/2020		$300	354
6.500% due 03/24/2020	EUR	10,000	14,197
12.000% due 12/16/2024 (g)		$57,000	76,446
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		364	405
Merrill Lynch & Co., Inc.
0.510% due 05/30/2014	EUR	300	383
0.520% due 08/25/2014		1,300	1,660
5.000% due 02/03/2014		$5,000	5,174
5.000% due 01/15/2015		13,886	14,778
5.450% due 07/15/2014		4,500	4,748
6.150% due 04/25/2013		4,427	4,443
6.400% due 08/28/2017		6,150	7,228
6.875% due 04/25/2018		41,650	50,350
MetLife Institutional Funding
1.205% due 04/04/2014		17,500	17,647

102	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley
2.875% due 07/28/2014		$13,900	$14,211
5.500% due 01/26/2020		9,000	10,332
5.500% due 07/24/2020		1,300	1,500
5.550% due 04/27/2017		940	1,064
5.750% due 10/18/2016		500	564
5.750% due 01/25/2021		96,800	112,105
5.950% due 12/28/2017		500	580
6.000% due 04/28/2015		5,900	6,430
6.250% due 08/28/2017		19,200	22,375
6.625% due 04/01/2018		3,300	3,951
7.300% due 05/13/2019		19,500	24,174
Murray Street Investment Trust
4.647% due 03/09/2017		25,900	28,358
Nile Finance Ltd.
5.250% due 08/05/2015		1,700	1,568
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		600	663
Petrobras Global Finance BV
5.375% due 10/01/2029	GBP	14,000	22,416
Prudential Covered Trust
2.997% due 09/30/2015		$65,550	68,390
Qatari Diar Finance QSC
5.000% due 07/21/2020		52,500	60,113
QBE Capital Funding Ltd.
7.250% due 05/24/2041		32,700	34,388
Rabobank Capital Funding Trust
5.254% due 10/21/2016 (g)		4,600	4,692
5.260% due 12/31/2013 (g)		300	305
Rabobank Group
3.875% due 02/08/2022		71,600	75,721
4.500% due 01/11/2021		100,200	112,504
6.875% due 03/19/2020	EUR	11,300	16,303
8.375% due 07/26/2016 (g)		$2,000	2,158
8.400% due 06/29/2017 (g)		2,000	2,167
11.000% due 06/30/2019 (g)		300	404
RBS Capital Trust
2.312% due 06/30/2013 (g)	EUR	1,150	1,008
4.709% due 07/01/2013 (g)		$900	698
5.512% due 09/30/2014 (g)		2,000	1,590
RCI Banque S.A.
2.175% due 04/11/2014		21,500	21,499
4.600% due 04/12/2016		14,400	15,114
Royal Bank of Scotland Group PLC
6.400% due 10/21/2019		52,650	62,980
6.666% due 10/05/2017 (g)	CAD	5,200	4,616
6.990% due 10/05/2017 (g)		$20,945	20,212
7.387% due 12/29/2049 (g)	GBP	939	1,059
7.648% due 09/30/2031 (g)		$2,125	2,231
Royal Bank of Scotland NV
0.981% due 03/09/2015		4,500	4,301
Royal Bank of Scotland PLC
4.375% due 03/16/2016		11,500	12,526
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		21,700	23,054
SLM Corp.
0.601% due 01/27/2014		22,600	22,413
6.250% due 01/25/2016		17,900	19,646
8.450% due 06/15/2018		8,430	10,032
Springleaf Finance Corp.
4.125% due 11/29/2013	EUR	4,300	5,512
5.750% due 09/15/2016		$900	908
Standard Chartered PLC
3.950% due 01/11/2023		13,600	13,582
Stone Street Trust
5.902% due 12/15/2015		29,800	32,409

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS AG
4.280% due 04/15/2015 (g)	EUR	3,100	$3,949
4.875% due 08/04/2020		$24,986	29,004
5.750% due 04/25/2018		6,637	7,875
5.875% due 12/20/2017		1,221	1,450
7.625% due 08/17/2022		49,700	55,667
Vnesheconombank Via VEB Finance PLC
6.025% due 07/05/2022		36,500	40,561
Waha Aerospace BV
3.925% due 07/28/2020		38,325	40,960
Wells Fargo Bank N.A.
0.500% due 05/16/2016		500	492
Weyerhaeuser Co.
7.375% due 10/01/2019		25,136	30,964
7.375% due 03/15/2032		1,200	1,525
Zurich Insurance Co. Ltd. Via Cloverie PLC
12.000% due 07/15/2014 (g)	EUR	1,200	1,724

			3,153,879

INDUSTRIALS 3.3%
Altria Group, Inc.
4.125% due 09/11/2015		$600	648
9.700% due 11/10/2018		3,074	4,285
America Movil S.A.B. de C.V.
3.125% due 07/16/2022		31,400	30,893
American Airlines Pass-Through Trust
10.375% due 01/02/2021		2,452	2,563
Arcelik A/S
5.000% due 04/03/2023 (c)		5,200	5,200
Avnet, Inc.
6.625% due 09/15/2016		1,450	1,650
B&G Foods, Inc.
7.625% due 01/15/2018		16,000	17,160
Barrick North America Finance LLC
4.400% due 05/30/2021		18,000	19,266
Beverage Packaging Holdings Luxembourg S.A.
8.000% due 12/15/2016	EUR	9,200	11,852
Boston Scientific Corp.
6.000% due 01/15/2020		$5,000	5,856
Braskem Finance Ltd.
5.750% due 04/15/2021		1,000	1,054
BRF Brasil Foods S.A.
5.875% due 06/06/2022		7,200	8,028
Burlington Northern Santa Fe LLC
8.125% due 04/15/2020		1,000	1,332
California Institute of Technology
4.700% due 11/01/2111		25,000	26,026
CBS Corp.
8.875% due 05/15/2019		5,000	6,690
CCO Holdings LLC
7.875% due 04/30/2018		6,700	7,144
Centex Corp.
5.700% due 05/15/2014		1,000	1,049
6.500% due 05/01/2016		4,500	5,169
Chesapeake Energy Corp.
7.625% due 07/15/2013		225	230
Con-way, Inc.
7.250% due 01/15/2018		2,500	2,949
Continental Airlines Pass-Through Trust
6.703% due 12/15/2022		478	517
Continental Airlines, Inc.
6.750% due 09/15/2015		5,200	5,473
CVS Pass-Through Trust
7.507% due 01/10/2032		40,730	52,944
D.R. Horton, Inc.
5.625% due 01/15/2016		2,500	2,725

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 04/15/2016	$4,330	$4,828
6.875% due 05/01/2013	9,900	9,945
Daimler Finance North America LLC
0.894% due 03/28/2014	36,500	36,601
6.500% due 11/15/2013	5,000	5,185
Dell, Inc.
0.884% due 04/01/2014	1,554	1,548
5.650% due 04/15/2018	2,000	2,092
5.875% due 06/15/2019	2,000	2,096
7.100% due 04/15/2028	2,000	2,099
Deluxe Corp.
5.125% due 10/01/2014	6,900	7,141
DISH DBS Corp.
5.000% due 03/15/2023	8,000	7,910
El Paso LLC
7.800% due 08/01/2031	100	112
Flextronics International Ltd.
4.625% due 02/15/2020	6,500	6,597
5.000% due 02/15/2023	17,600	17,644
Fresenius Medical Care U.S. Finance, Inc.
6.500% due 09/15/2018	575	658
General Electric Co.
2.700% due 10/09/2022	25,400	25,474
Harvest Operations Corp.
6.875% due 10/01/2017	5,500	6,174
Hawk Acquisition Sub, Inc.
4.250% due 10/15/2020 (c)	28,800	28,872
HCA, Inc.
5.750% due 03/15/2014	5,000	5,194
6.500% due 02/15/2020	7,600	8,593
7.875% due 02/15/2020	10,000	11,075
KB Home
5.875% due 01/15/2015	1,200	1,275
Kinder Morgan Energy Partners LP
5.300% due 09/15/2020	9,000	10,553
Masco Corp.
4.800% due 06/15/2015	3,000	3,161
5.850% due 03/15/2017	2,500	2,766
6.125% due 10/03/2016	5,000	5,588
Massachusetts Institute of Technology
5.600% due 07/01/2111	9,000	12,105
McKesson Corp.
7.500% due 02/15/2019	5,000	6,557
New York Times Co.
5.000% due 03/15/2015	2,000	2,108
Office Depot, Inc.
6.250% due 08/15/2013	2,598	2,647
Ohio National Financial Services, Inc.
6.375% due 04/30/2020	5,000	5,920
Pactiv LLC
8.125% due 06/15/2017	5,000	5,275
Pearson Dollar Finance PLC
6.250% due 05/06/2018	25,925	31,205
Petrobras International Finance Co.
7.875% due 03/15/2019	10,600	12,956
PulteGroup, Inc.
5.200% due 02/15/2015	4,715	4,992
Reynolds American, Inc.
6.750% due 06/15/2017	300	362
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020	7,000	7,149
7.125% due 04/15/2019	8,700	9,385
7.875% due 08/15/2019	2,375	2,630
Rohm & Haas Co.
6.000% due 09/15/2017	700	823
RPM International, Inc.
6.500% due 02/15/2018	4,000	4,695

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	103

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017		$24,000	$26,460
Ryland Group, Inc.
5.375% due 01/15/2015		4,800	5,100
Talisman Energy, Inc.
7.750% due 06/01/2019		4,000	5,079
Tate & Lyle International Finance PLC
6.625% due 06/15/2016		1,400	1,585
Telenet Finance Luxembourg S.C.A.
6.250% due 08/15/2022	EUR	3,000	3,942
Tennessee Gas Pipeline Co. LLC
8.000% due 02/01/2016		$2,500	2,968
Toll Brothers Finance Corp.
8.910% due 10/15/2017		1,700	2,100
Transocean, Inc.
6.500% due 11/15/2020		25,800	29,878
UAL Pass-Through Trust
10.400% due 05/01/2018		13,097	15,061
United Airlines, Inc.
8.850% due 05/07/2024^(t)		300	0
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020		500	310
Volkswagen International Finance NV
1.875% due 04/01/2014		89,900	90,939
Volvo Treasury AB
5.950% due 04/01/2015		20,000	21,731
Whirlpool Corp.
8.600% due 05/01/2014		5,000	5,405
Williams Cos., Inc.
3.700% due 01/15/2023		6,400	6,371
WPP Finance UK
5.875% due 06/15/2014		18,751	19,810
Wynn Las Vegas LLC
7.750% due 08/15/2020		28,050	31,591
7.875% due 11/01/2017		3,125	3,367

			814,390

UTILITIES 1.1%
AES Corp.
7.375% due 07/01/2021		725	845
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		5,000	6,395
BP Capital Markets PLC
3.625% due 05/08/2014		4,900	5,063
4.500% due 10/01/2020		26,300	30,116
Cleveland Electric Illuminating Co.
5.650% due 12/15/2013		17,195	17,779
Dominion Resources, Inc.
4.450% due 03/15/2021		35,000	40,042
7.500% due 06/30/2066		5,000	5,554
Duke Energy Corp.
3.950% due 09/15/2014		300	314
Duquesne Light Holdings, Inc.
5.900% due 12/01/2021		4,400	5,301
6.400% due 09/15/2020		6,462	7,873
Embarq Corp.
7.995% due 06/01/2036		3,800	4,016
Enel Finance International NV
3.875% due 10/07/2014		8,800	9,048
Entergy Gulf States Louisiana LLC
3.950% due 10/01/2020		5,000	5,378
Gazprom OAO Via Gaz Capital S.A.
6.212% due 11/22/2016		8,510	9,500
6.510% due 03/07/2022		28,850	33,466
7.343% due 04/11/2013		500	501
8.125% due 07/31/2014		700	760

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.146% due 04/11/2018	$10,100	$12,258
9.250% due 04/23/2019	17,950	23,245
Korea Electric Power Corp.
3.000% due 10/05/2015	1,000	1,044
Midwest Generation LLC
8.560% due 01/02/2016^	1,625	1,593
Petroleos Mexicanos
5.500% due 01/21/2021	14,600	16,826
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.500% due 09/30/2014	4,200	4,478
TNK-BP Finance S.A.
6.625% due 03/20/2017	6,200	7,037
7.500% due 07/18/2016	4,500	5,179
7.875% due 03/13/2018	4,400	5,303
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125% due 04/30/2018	2,200	2,622

		261,536

Total Corporate Bonds & Notes (Cost $3,892,194)		4,229,805

MUNICIPAL BONDS & NOTES 3.6%

ALASKA 0.1%
Valdez, Alaska Revenue Bonds, Series 2003
5.000% due 01/01/2021	21,000	25,515

ARIZONA 0.0%
University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	3,000	3,594

CALIFORNIA 1.8%
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	3,000	3,636
California State General Obligation Bonds, (AMBAC Insured), Series 2007
4.500% due 08/01/2028	900	962
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	10,000	13,881
7.500% due 04/01/2034	2,500	3,482
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	49,500	72,467
7.950% due 03/01/2036	48,325	60,512
California State General Obligation Bonds, Series 2008
5.000% due 04/01/2038	400	438
California State General Obligation Notes, Series 2009
6.200% due 10/01/2019	660	810
California State General Obligation Notes, Series 2010
3.950% due 11/01/2015	25,800	27,973
6.200% due 03/01/2019	30,000	36,505
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.004% due 03/01/2035	5,000	5,859
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	3,500	3,236
5.300% due 06/01/2037	1,100	1,011
5.750% due 06/01/2047	3,725	3,580
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	19,000	25,379
Long Beach Unified School District, California General Obligation Bonds, Series 2011
5.914% due 08/01/2025	2,500	3,151

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	$5,000	$6,707
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
5.716% due 07/01/2039	25,000	30,743
6.166% due 07/01/2040	13,500	15,774
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2009
5.750% due 07/01/2034	14,000	17,144
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	5,500	6,853
Los Angeles Wastewater System, California Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	9,000	10,578
Metropolitan Water District of Southern California Revenue Bonds, (NPFGC/FGIC Insured), Series 2003
5.000% due 10/01/2036	85	87
Riverside, California Sewer Revenue Bonds, (BABs), Series 2009
7.000% due 08/01/2029	2,100	2,457
San Francisco, California City & County Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
5.500% due 11/01/2025	700	843
San Mateo Union High School District, California General Obligation Bonds, Series 2011
0.000% due 09/01/2041 (e)	7,500	2,695
0.000% due 09/01/2046 (e)	12,930	4,495
Santa Clara County, California Financing Authority Revenue Bonds, Series 2008
5.250% due 05/15/2036	10,000	11,313
Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	5,085	5,750
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	785	905
6.583% due 05/15/2049	10,300	13,525
University of California Revenue Bonds, (BABs), Series 2010
5.946% due 05/15/2045	7,000	8,491
University of California Revenue Bonds, Series 2013
2.750% due 05/15/2023	11,635	11,696
2.900% due 05/15/2024	9,850	9,850
University of California Revenue Notes, Series 2013
2.300% due 05/15/2021	1,000	993
2.570% due 05/15/2022	1,000	1,001

		424,782

COLORADO 0.1%
Colorado Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2006
5.000% due 09/01/2036	200	214
Denver, Colorado City & County Revenue Bonds, Series 2009
5.250% due 11/15/2036	19,300	22,024

		22,238

DISTRICT OF COLUMBIA 0.1%
District of Columbia Revenue Bonds, Series 2012
5.000% due 12/01/2024	11,250	13,868
District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
6.500% due 05/15/2033	160	190

		14,058

104	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FLORIDA 0.0%
Miami-Dade County, Florida Aviation Revenue Bonds, (AGM Insured), Series 2008
5.000% due 10/01/2041	$300	$328
Seminole County, Florida Water & Sewer Revenue Bonds, (BABs), Series 2010
6.443% due 10/01/2040	7,000	7,924

		8,252

GEORGIA 0.1%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	8,800	10,285

ILLINOIS 0.1%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	22,500	27,624
Chicago, Illinois General Obligation Bonds, (AGM Insured), Series 2005
4.750% due 01/01/2032	500	529
Illinois Finance Authority Revenue Bonds, (NPFGC Insured), Series 1997
0.223% due 01/01/2019	350	368

		28,521

INDIANA 0.1%
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, (BABs), Series 2010
5.966% due 01/15/2030	6,300	7,742
Whiting, Indiana Revenue Bonds, Series 2009
5.250% due 01/01/2021	3,000	3,699

		11,441

LOUISIANA 0.0%
Tobacco Settlement Financing Corp. Louisiana Revenue Bonds, Series 2001
5.875% due 05/15/2039	290	294

MASSACHUSETTS 0.0%
Massachusetts Bay Transportation Authority Revenue Bonds, Series 2004
0.000% due 07/01/2020	450	471
University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.573% due 05/01/2039	7,000	7,983

		8,454

MINNESOTA 0.0%
Rochester, Minnesota Revenue Bonds, Series 2008
5.000% due 11/15/2038	8,800	9,890

NEVADA 0.0%
Clark County, Nevada General Obligation Bonds, Series 2008
5.000% due 06/01/2038	1,500	1,663

NEW JERSEY 0.2%
New Jersey Economic Development Authority Revenue Bonds, Series 2013
5.000% due 03/01/2024	12,900	15,268
5.000% due 03/01/2025	25,800	30,267

		45,535

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.5%
Erie County, New York Industrial Development Agency Revenue Bonds, Series 2006
6.000% due 11/15/2036	$730	$742
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
7.134% due 11/15/2030	8,000	9,720
New York City, New York General Obligation Bonds, (BABs), Series 2009
5.399% due 12/01/2024	2,200	2,724
New York City, New York General Obligation Bonds, (BABs), Series 2010
5.237% due 12/01/2021	4,355	5,263
5.687% due 12/01/2023	6,470	8,113
5.887% due 12/01/2024	3,845	4,904
6.246% due 06/01/2035	7,300	8,733
New York City, New York General Obligation Bonds, Series 2012
5.000% due 08/01/2023	11,770	14,413
New York City, New York General Obligation Bonds, Series 2013
5.000% due 08/01/2024	10,800	13,150
5.000% due 03/01/2025	3,055	3,704
5.000% due 03/01/2026	4,000	4,803
5.000% due 08/01/2027	9,300	11,056
New York City, New York General Obligation Notes, (BABs), Series 2010
4.787% due 12/01/2018	4,525	5,262
4.937% due 12/01/2019	3,075	3,621
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2008
5.000% due 06/15/2037	210	235
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
4.725% due 11/01/2023	5,310	6,235
4.905% due 11/01/2024	300	359
5.075% due 11/01/2025	1,500	1,819
5.808% due 08/01/2030	5,000	5,821
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2012
5.000% due 02/01/2042	8,000	8,949
New York Counties Tobacco Trust Revenue Bonds, Series 2001
5.625% due 06/01/2035	2,995	2,995
5.750% due 06/01/2043	6,100	6,238
Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.750% due 11/01/2030	400	460

		129,319

NORTH CAROLINA 0.0%

North Carolina Medical Care Commission Revenue Bonds, Series 2009
5.000% due 06/01/2039	3,300	3,663

OHIO 0.2%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	500	744
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.750% due 06/01/2034	2,255	2,014
5.875% due 06/01/2030	1,200	1,088
5.875% due 06/01/2047	25,325	22,812
6.500% due 06/01/2047	9,295	9,070

		35,728

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 0.0%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
5.401% due 06/15/2022	$3,500	$4,100
5.501% due 06/15/2023	3,500	4,113
Pennsylvania Economic Development Financing Authority Revenue Notes, (BABs), Series 2010
5.101% due 06/15/2019	300	347

		8,560

PUERTO RICO 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	200	16

TEXAS 0.1%
Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2008
5.000% due 10/01/2037	360	410
Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2012
5.000% due 11/01/2035	5,000	5,412
JPMorgan Chase Putters/Drivers Trust, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2008
8.494% due 02/15/2031	100	137
North Texas Tollway Authority Revenue Bonds, Series 2011
0.000% due 09/01/2037	15,000	4,538
0.000% due 09/01/2043	3,800	713
5.500% due 09/01/2041	7,500	8,757
San Antonio, Texas Revenue Bonds, Series 2008
5.000% due 02/01/2032	210	237
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2007
5.000% due 02/15/2026	4,500	4,897
Texas State General Obligation Notes, (BABs), Series 2010
3.203% due 04/01/2019	500	551

		25,652

VIRGINIA 0.0%
Tobacco Settlement Financing Corp. Virginia Revenue Bonds, Series 2007
5.200% due 06/01/2046	1,000	773

WASHINGTON 0.2%
Energy Northwest, Washington Revenue Bonds, Series 2012
3.103% due 07/01/2023	4,300	4,478
Energy Northwest, Washington Revenue Notes, Series 2012
2.653% due 07/01/2020	14,800	15,337
2.803% due 07/01/2021	8,500	8,806
2.953% due 07/01/2022	15,000	15,608
Tacoma, Washington Electric System Revenue Bonds, (BABs), Series 2010
5.966% due 01/01/2035	11,000	13,978

		58,207

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	5,690	4,905

Total Municipal Bonds & Notes (Cost $753,727)		881,345

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	105

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 26.2%
Fannie Mae
0.000% due 03/25/2019 (b)	$0	$1
0.244% due 12/25/2036	179	168
0.264% due 07/25/2037	258	246
0.304% due 01/25/2021	22	22
0.324% due 03/25/2034	205	204
0.334% due 03/25/2036	96	90
0.354% due 08/25/2034	73	72
0.404% due 10/27/2037	400	400
0.504% due 12/25/2028	13	13
0.554% due 03/25/2037 - 09/25/2042	1,045	1,052
0.653% due 10/18/2030	7	7
0.704% due 03/25/2017	18	18
0.854% due 05/25/2030	163	163
1.104% due 04/25/2032	5	5
1.375% due 08/01/2042 - 09/01/2044	466	480
1.625% due 11/25/2023	70	72
2.223% due 05/01/2036	256	273
2.253% due 08/01/2029	21	22
2.292% due 12/01/2034	113	120
2.313% due 01/01/2036	290	311
2.361% due 09/01/2031	33	36
2.373% due 06/01/2030	1	1
2.380% due 12/01/2034	84	89
2.401% due 09/01/2039	31	34
2.467% due 03/01/2036	405	431
2.492% due 11/01/2034	804	865
2.500% due 11/01/2021 - 04/01/2043	1,475,870	1,531,083
2.506% due 02/01/2036	112	119
2.533% due 06/01/2035	202	214
2.655% due 12/01/2035	7	8
2.750% due 09/01/2035	1,323	1,415
2.867% due 09/01/2034	45	48
3.000% due 04/01/2043	125,000	128,965
3.199% due 05/01/2036	38	39
3.500% due 11/01/2025 - 06/01/2026	8,052	8,606
4.000% due 08/01/2019 - 12/01/2040	4,549	4,906
4.339% due 08/01/2028	9	10
4.401% due 03/01/2027	2	2
4.482% due 12/01/2036	76	80
4.500% due 11/01/2024 - 01/01/2025	1,582	1,709
5.000% due 06/01/2018 - 06/01/2040	13,793	14,903
5.610% due 01/25/2032	116	127
5.750% due 02/25/2033	289	312
6.000% due 04/25/2043 - 07/25/2044	225	266
6.473% due 10/25/2031	65	68
6.500% due 06/01/2036 - 10/01/2038	13,196	14,816
6.589% due 10/25/2031	374	419
7.500% due 12/25/2019 - 06/01/2031	412	465
8.500% due 10/25/2019	8	8
9.000% due 12/25/2019	41	47
Federal Housing Administration
6.896% due 07/01/2020	869	850
7.430% due 02/01/2023	6	5
7.465% due 11/01/2019	44	44

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Financing Corp.
0.000% due 10/05/2018 - 09/26/2019	$5,464	$5,074
Freddie Mac
0.403% due 10/15/2020	22	22
0.553% due 12/15/2029	131	132
0.703% due 01/15/2032	25	26
1.200% due 10/15/2020	3	3
1.375% due 10/25/2044	517	517
1.575% due 07/25/2044	4,564	4,681
1.581% due 10/25/2021 (a)	37,689	4,096
2.348% due 12/01/2032	12	13
2.457% due 09/01/2035	23	24
2.718% due 03/01/2036	219	233
2.856% due 08/01/2035	41	44
2.867% due 05/01/2025	5	5
2.896% due 09/01/2035	12	13
4.000% due 11/01/2040 - 02/01/2041	12,590	13,674
4.500% due 09/01/2039 - 09/01/2041	1,175	1,259
5.000% due 03/15/2021 - 04/01/2030	19,348	20,849
5.500% due 03/01/2023	20	22
6.500% due 10/25/2043	134	161
6.555% due 09/25/2029	266	272
7.000% due 06/15/2013	3	3
7.002% due 11/25/2030	82	85
7.500% due 08/15/2030	38	45
7.987% due 12/25/2030	184	197
Ginnie Mae
0.503% due 05/20/2037	2,852	2,864
0.703% due 04/16/2032	19	19
0.753% due 12/16/2025	82	83
1.625% due 12/20/2021 - 10/20/2029	268	280
1.750% due 09/20/2023 - 07/20/2030	94	98
2.000% due 06/20/2021 - 10/20/2027	125	130
2.500% due 12/15/2042 - 04/01/2043	82,000	81,510
3.000% due 12/15/2041 - 05/01/2043	3,618,385	3,784,673
3.500% due 11/20/2017 - 04/01/2043	607,809	653,965
4.000% due 12/20/2017	4	4
4.500% due 08/15/2033 - 01/15/2041	1,467	1,605
5.000% due 01/15/2039 - 10/15/2041	10,197	11,120
5.500% due 10/15/2034 - 04/15/2039	1,864	2,046
6.000% due 06/20/2038	151	164
7.500% due 08/20/2029	99	116
8.000% due 03/20/2030	27	35
8.500% due 04/20/2030 - 03/20/2031	3	3
NCUA Guaranteed Notes
0.733% due 03/09/2021	15,589	15,696
Overseas Private Investment Corp.
0.000% due 12/14/2014 - 05/02/2016	18,864	22,958
Residual Funding Corp. Strips
0.000% due 10/15/2019	12,600	11,553
Small Business Administration
4.760% due 09/01/2025	196	219
4.875% due 09/10/2013	23	24

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.600% due 09/01/2028	$565	$658
6.220% due 12/01/2028	640	749
7.190% due 12/01/2019	139	155
7.200% due 10/01/2019	654	726
Tennessee Valley Authority
5.250% due 09/15/2039	5,000	6,416

Total U.S. Government Agencies (Cost $6,331,977)		6,364,048

U.S. TREASURY OBLIGATIONS 37.0%
U.S. Treasury Bonds
2.750% due 11/15/2042 (n)(p)	157,500	146,327
3.000% due 05/15/2042	22,000	21,588
3.125% due 11/15/2041	1,100	1,109
3.500% due 02/15/2039 (k)(n)(o)	76,800	83,676
3.750% due 08/15/2041 (n)(o)	166,700	188,892
4.375% due 02/15/2038	35,700	44,714
4.375% due 05/15/2040	22,000	27,631
4.500% due 08/15/2039	44,200	56,541
6.250% due 08/15/2023	70,000	99,159
7.125% due 02/15/2023	37,900	56,430
7.250% due 08/15/2022	32,350	48,090
7.500% due 11/15/2024	46,400	72,826
7.625% due 11/15/2022	73,000	111,559
7.875% due 02/15/2021	51,600	76,767
8.000% due 11/15/2021	80,372	122,561
8.125% due 05/15/2021	33,000	50,065
8.125% due 08/15/2021	35,400	54,049
U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022 (n)(o)	383,737	418,154
0.125% due 07/15/2022	251,321	274,313
0.125% due 01/15/2023	73,620	79,590
0.750% due 02/15/2042	202,275	212,231
1.125% due 01/15/2021	38,283	45,195
1.250% due 07/15/2020	136,306	163,035
2.000% due 01/15/2026	48,957	63,881
2.125% due 02/15/2041 (o)	72,024	102,365
2.375% due 01/15/2025	34,631	46,595
2.375% due 01/15/2027	146,263	199,569
U.S. Treasury Notes
0.125% due 12/31/2013	28,700	28,701
0.250% due 11/30/2013	38,500	38,532
0.250% due 01/31/2014	103,800	103,901
0.250% due 02/28/2014	190,100	190,286
0.250% due 03/31/2014	249,600	249,824
0.250% due 02/15/2015	24,500	24,504
0.500% due 11/15/2013	5,300	5,313
0.625% due 08/31/2017	17,700	17,692
0.625% due 11/30/2017	118,400	118,067
0.750% due 12/15/2013	186,100	186,914
0.875% due 01/31/2017	58,300	59,088
0.875% due 02/28/2017	28,500	28,878
0.875% due 04/30/2017	7,900	7,997
1.000% due 01/15/2014 (p)	81,900	82,463
1.000% due 06/30/2019	37,300	37,181
1.000% due 09/30/2019	21,200	21,059
1.000% due 11/30/2019	71,300	70,632
1.250% due 02/15/2014 (p)	1,713	1,730
1.250% due 03/15/2014	243,550	246,090
1.250% due 04/30/2019	22,700	23,023
1.250% due 02/29/2020	7,900	7,920
1.500% due 12/31/2013	32,600	32,934
1.500% due 07/31/2016 (p)	155,900	161,466
1.625% due 08/15/2022 (i)	1,993,992	1,970,158
1.625% due 11/15/2022	114,695	112,777
1.750% due 01/31/2014	68,300	69,218
1.750% due 03/31/2014	1,400	1,422

106	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.750% due 05/15/2022		$575,555	$577,803
1.875% due 02/28/2014		40,600	41,239
1.875% due 08/31/2017		200	211
2.000% due 11/15/2021		206,200	212,853
2.000% due 02/15/2022		224,500	230,989
2.000% due 02/15/2023		17,000	17,231
2.125% due 08/15/2021		612,160	640,234
2.250% due 03/31/2016		15,200	16,059
2.250% due 07/31/2018		204,100	219,248
2.625% due 08/15/2020		19,300	21,100
2.625% due 11/15/2020		7,500	8,188
3.125% due 05/15/2021		201,900	227,548
3.625% due 08/15/2019		64	74

Total U.S. Treasury Obligations (Cost $8,820,781)			8,977,459

MORTGAGE-BACKED SECURITIES 7.3%
Adjustable Rate Mortgage Trust
3.079% due 09/25/2035		31	30
5.233% due 10/25/2035		5,787	5,433
American General Mortgage Loan Trust
5.150% due 03/25/2058		3,300	3,394
American Home Mortgage Assets LLC
0.394% due 05/25/2046		1,024	709
0.414% due 10/25/2046		299	197
1.098% due 11/25/2046		12,504	7,047
1.117% due 10/25/2046		5,669	3,658
1.137% due 09/25/2046		2,224	1,540
1.147% due 10/25/2046		223	160
American Home Mortgage Investment Trust
1.947% due 09/25/2045		1,115	1,076
2.291% due 10/25/2034		101	100
2.457% due 02/25/2045		2,191	2,152
Arran Residential Mortgages Funding PLC
1.426% due 11/19/2047	EUR	2,048	2,631
Banc of America Alternative Loan Trust
5.750% due 04/25/2033		$663	723
6.000% due 01/25/2036		1,875	1,489
Banc of America Funding Corp.
0.433% due 06/20/2047		22,760	21,456
0.483% due 06/20/2047		2,000	1,273
0.484% due 07/25/2037		7,298	6,069
0.494% due 07/25/2037		10,079	8,415
0.604% due 05/25/2037		758	511
2.631% due 05/25/2035		56	58
5.390% due 05/20/2036		2,413	2,349
5.464% due 06/20/2037		627	613
5.500% due 09/25/2034		3,984	4,147
5.623% due 01/20/2047^		1,025	803
5.762% due 10/20/2046		5,501	5,008
5.806% due 03/25/2037^		45	39
6.000% due 03/25/2037^		5,945	5,387
Banc of America Large Loan Trust
2.503% due 11/15/2015		131,794	132,877
Banc of America Mortgage Trust
2.915% due 02/25/2034		290	291
2.924% due 02/25/2036		132	115
2.987% due 01/25/2035		712	712
3.109% due 05/25/2034		2,481	2,459
3.145% due 09/25/2034		2,037	2,037
6.500% due 10/25/2031		10	10
6.500% due 09/25/2033		224	232
BCAP LLC Trust
2.630% due 10/26/2036		541	18
5.250% due 02/26/2036		7,785	7,344
5.250% due 04/26/2037		18,011	17,007
5.250% due 06/26/2037		3,720	3,800

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.575% due 03/26/2037		$13,300	$12,608
5.641% due 07/26/2035		1,700	1,708
10.149% due 04/26/2037		4,653	1,607
11.300% due 02/26/2036		3,521	1,388
12.818% due 06/26/2036		6,353	1,229
BCRR Trust
5.787% due 08/17/2045		6,890	7,992
Bear Stearns Adjustable Rate Mortgage Trust
2.320% due 08/25/2035		430	439
2.370% due 02/25/2036		734	579
2.470% due 10/25/2035		1,023	992
2.600% due 03/25/2035		1,722	1,741
2.609% due 04/25/2034		263	260
2.654% due 11/25/2034		515	511
2.726% due 02/25/2033		25	26
2.736% due 08/25/2033		947	950
2.793% due 03/25/2035		3,455	3,491
2.804% due 10/25/2033		48	49
2.882% due 01/25/2035		1,129	1,112
2.959% due 02/25/2033		22	20
2.968% due 08/25/2035^		3,261	2,767
3.018% due 02/25/2034		74	73
3.018% due 05/25/2047^		942	772
3.051% due 05/25/2034		109	104
3.115% due 10/25/2034		141	123
3.124% due 01/25/2034		764	771
3.129% due 07/25/2034		227	222
3.145% due 05/25/2034		37	36
3.485% due 11/25/2034		16	16
Bear Stearns Alt-A Trust
0.364% due 02/25/2034		69	66
0.374% due 08/25/2036		1,766	999
0.404% due 02/25/2034		275	181
0.524% due 08/25/2036		4,716	3,052
0.884% due 09/25/2034		300	296
0.904% due 09/25/2034		2,254	2,222
2.609% due 01/25/2036^		3,525	2,433
2.647% due 03/25/2036		3,839	2,671
2.768% due 05/25/2035		6,913	6,740
2.817% due 08/25/2036^		33	23
2.835% due 11/25/2035^		339	261
2.869% due 11/25/2036		3,644	2,565
2.901% due 03/25/2036		1,203	827
2.932% due 11/25/2036		6,088	4,154
4.707% due 11/25/2036^		1,437	1,154
Bear Stearns Structured Products, Inc.
2.618% due 01/26/2036		497	390
2.735% due 12/26/2046		2,068	1,437
Berica Residential MBS SRL
0.537% due 03/31/2048	EUR	52,530	62,111
CC Funding Corp.
0.434% due 05/25/2036		$3,401	2,769
Chase Mortgage Finance Corp.
2.799% due 03/25/2037		228	208
2.933% due 02/25/2037		680	685
2.969% due 02/25/2037		635	632
3.021% due 02/25/2037		272	272
3.025% due 07/25/2037		228	231
Chaseflex Trust
0.504% due 07/25/2037		1,543	1,175
0.664% due 07/25/2037^		776	436
5.170% due 08/25/2037		5,425	4,527
6.000% due 02/25/2037^		1,619	1,365
Citicorp Mortgage Securities, Inc.
5.500% due 04/25/2037		809	830
6.000% due 09/25/2037		1,193	1,247
Citigroup Commercial Mortgage Trust
4.639% due 05/15/2043		1,002	1,010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
1.990% due 09/25/2035	$1,541	$1,539
2.270% due 09/25/2035	433	431
2.340% due 09/25/2035	6,115	6,039
2.693% due 08/25/2035	3,715	3,540
2.806% due 02/25/2034	458	457
2.994% due 11/25/2036^	1,778	1,310
5.500% due 09/25/2035^	4	4
6.031% due 09/25/2037^	8,676	7,713
Citimortgage Alternative Loan Trust
6.000% due 06/25/2037^	2,698	2,341
6.000% due 10/25/2037^	15,701	14,018
Commercial Mortgage Asset Trust
6.975% due 01/17/2032	43	43
Countrywide Alternative Loan Trust
0.344% due 04/25/2047	8,385	6,874
0.364% due 02/25/2047	512	400
0.374% due 01/25/2037^	524	404
0.383% due 02/20/2047	7,098	4,529
0.384% due 05/25/2047	8,560	6,374
0.394% due 11/25/2046	358	245
0.398% due 12/20/2046	10,469	6,746
0.404% due 05/25/2036	232	164
0.404% due 06/25/2037	54	44
0.413% due 03/20/2046	4,399	2,908
0.413% due 07/20/2046^	955	516
0.433% due 07/20/2035	107	87
0.454% due 09/25/2046	900	243
0.484% due 12/25/2035	743	618
0.484% due 02/25/2037	793	535
0.504% due 01/25/2036	9,972	7,008
0.523% due 11/20/2035	4,712	3,307
0.554% due 05/25/2037^	126	74
0.574% due 02/25/2037	23,590	12,363
0.604% due 05/25/2036	5,961	4,015
0.654% due 09/25/2035	8,524	6,216
0.704% due 12/25/2035	11,657	8,155
0.704% due 05/25/2037^	3,073	1,820
0.999% due 08/25/2046	3,977	2,730
1.004% due 12/25/2035	2,164	1,587
1.104% due 12/25/2036^	12,267	8,107
1.174% due 12/25/2035	1,777	1,305
1.177% due 02/25/2036	27	22
1.657% due 01/25/2036	2,293	1,957
3.019% due 06/25/2037	7,349	6,039
5.091% due 10/25/2035^	1,501	1,195
5.250% due 10/25/2033	3,145	3,236
5.250% due 06/25/2035	65	59
5.294% due 08/25/2036	161	162
5.500% due 04/25/2035	1,000	995
5.500% due 11/25/2035^	4,585	3,836
5.500% due 01/25/2036	1,406	1,246
5.500% due 03/25/2036	149	115
5.750% due 02/25/2035	1,723	1,662
5.750% due 07/25/2035	5,300	4,658
6.000% due 04/25/2036^	2,106	1,725
6.000% due 05/25/2036^	1,602	1,207
6.000% due 02/25/2037	1,407	1,042
6.000% due 02/25/2037^	3,224	2,438
6.000% due 03/25/2037^	2,715	2,121
6.000% due 05/25/2037^	1,997	1,591
6.000% due 08/25/2037	1,609	1,332
6.250% due 11/25/2036^	1,510	1,289
6.500% due 06/25/2036^	230	164
6.500% due 09/25/2037	2,601	2,042
Countrywide Home Loan Mortgage Pass-Through Trust
0.404% due 04/25/2046	2,653	1,815
0.494% due 04/25/2035	934	760

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	107

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.524% due 03/25/2035		$8,805	$6,185
0.534% due 02/25/2035		160	143
0.544% due 02/25/2035		195	179
0.544% due 06/25/2035		4,288	3,877
0.604% due 11/25/2034		114	97
0.964% due 09/25/2034		15	14
2.528% due 07/25/2034		717	708
2.541% due 02/20/2036		2,053	1,594
2.732% due 03/25/2037^		366	250
2.783% due 02/20/2036		1,501	1,309
2.825% due 09/20/2036^		3,180	2,120
2.826% due 05/20/2036		6,068	4,019
2.843% due 09/25/2034		68	54
2.868% due 08/25/2034		1,533	1,404
2.893% due 02/25/2047^		417	321
2.901% due 06/20/2035		63	48
2.927% due 11/25/2034		189	178
2.945% due 11/19/2033		112	110
2.982% due 06/25/2033		885	896
3.057% due 08/25/2034		552	494
5.500% due 03/25/2035		2,142	2,201
5.500% due 11/25/2035^		363	350
5.750% due 07/25/2037^		33,645	32,048
6.000% due 02/25/2036		1,815	1,566
6.000% due 03/25/2036		17	15
6.000% due 05/25/2036^		10,358	9,452
Credit Suisse First Boston Mortgage Securities Corp.
0.827% due 03/25/2032		142	133
2.455% due 06/25/2033		61	60
2.547% due 07/25/2033		9	9
2.618% due 08/25/2033		109	109
6.000% due 01/25/2036		4,268	3,299
6.500% due 04/25/2033		2	2
7.000% due 02/25/2034		519	554
Credit Suisse Mortgage Capital Certificates
2.652% due 02/26/2036		1,884	1,798
5.383% due 02/15/2040		4,455	4,913
5.467% due 09/18/2039		2,450	2,760
Credit Suisse Mortgage Pass-Through Certificates
0.265% due 05/15/2023 (a)		219,000	4,169
CSMC Mortgage-Backed Trust
6.250% due 08/25/2036^		2,547	2,278
7.000% due 08/25/2037		2,516	1,692
DECO Series
0.671% due 01/27/2020	GBP	2,475	3,570
Deutsche ALT-A Securities, Inc.
0.304% due 08/25/2037		$2,280	1,746
0.354% due 03/25/2037		1,990	1,148
0.534% due 02/25/2036		13,741	8,898
1.888% due 08/25/2035^		746	559
Downey Savings & Loan Association Mortgage Loan Trust
0.463% due 08/19/2045		53	45
1.097% due 03/19/2046^		2,116	1,393
2.512% due 07/19/2044		826	830
EF Hutton Trust
9.950% due 10/20/2018		21	22
EMF-NL
1.002% due 04/17/2041	EUR	7,502	8,466
1.202% due 07/17/2041		1,200	1,154
Eurosail PLC
0.952% due 10/17/2040		4,625	5,690
First Horizon Alternative Mortgage Securities
2.314% due 09/25/2034		$864	858
2.358% due 09/25/2035		1,538	1,322
2.385% due 03/25/2035		90	71
2.493% due 06/25/2036		1,864	1,405
6.000% due 08/25/2036^		2,957	2,550

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Horizon Asset Securities, Inc.
5.500% due 12/25/2035		$4,655	$4,667
First Horizon Mortgage Pass-Through Trust
2.559% due 02/25/2034		1,098	1,118
2.598% due 10/25/2035		7,518	6,794
2.615% due 08/25/2035		829	829
First Republic Mortgage Loan Trust
0.553% due 11/15/2031		1,219	1,207
German Residential Asset Note Distributor PLC
1.611% due 01/20/2021	EUR	19,846	25,402
GMAC Commercial Mortgage Securities Trust, Inc.
0.703% due 04/15/2034 (a)		$5,674	4
Granite Master Issuer PLC
0.734% due 12/20/2054	GBP	1,321	1,970
Granite Mortgages PLC
0.802% due 07/20/2043		$706	700
Greenpoint Mortgage Funding Trust
0.424% due 06/25/2045		26	22
0.474% due 11/25/2045		152	126
Greenpoint Mortgage Pass-Through Certificates
2.939% due 10/25/2033		129	129
GS Mortgage Securities Corp.
1.103% due 03/06/2020		939	940
2.006% due 03/06/2020		300	301
5.374% due 05/17/2045		4,600	5,231
GSMPS Mortgage Loan Trust
0.554% due 03/25/2035		116	98
GSR Mortgage Loan Trust
1.940% due 03/25/2033		43	44
2.559% due 06/25/2034		869	866
2.662% due 09/25/2035		2,197	2,269
2.675% due 09/25/2035		640	650
2.752% due 06/25/2034		903	898
5.000% due 05/25/2037		747	725
5.111% due 11/25/2035		744	735
5.750% due 03/25/2036^		1,385	1,316
5.750% due 01/25/2037		3,147	3,161
6.000% due 03/25/2032		13	14
6.000% due 02/25/2036		6,723	6,504
6.000% due 03/25/2037		4,069	3,806
6.000% due 05/25/2037		1,811	1,766
6.500% due 09/25/2036		1,136	1,014
Harborview Mortgage Loan Trust
0.383% due 11/19/2036		354	292
0.383% due 07/19/2046		367	239
0.383% due 11/19/2046^		115	78
0.393% due 01/19/2038		12,990	10,367
0.423% due 05/19/2035		1,162	953
0.443% due 06/19/2035		158	132
0.443% due 03/19/2036		4,706	3,149
0.453% due 01/19/2036		2,965	2,001
0.473% due 03/19/2035		4,849	3,952
0.483% due 02/19/2036		2,322	1,624
0.513% due 11/19/2035		2,333	1,864
0.613% due 11/19/2034		1,819	1,411
1.027% due 12/19/2036^		6,967	5,079
2.703% due 05/19/2033		102	103
2.959% due 07/19/2035		818	777
Impac CMB Trust
0.864% due 03/25/2035		471	425
Impac Secured Assets Trust
0.554% due 05/25/2036		591	587
Indymac Adjustable Rate Mortgage Trust
1.820% due 01/25/2032		5	5
Indymac Index Mortgage Loan Trust
0.344% due 04/25/2037		5,356	4,933
0.364% due 04/25/2037		1,206	1,004

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.394% due 09/25/2046		$61	$45
0.404% due 11/25/2046		810	396
0.444% due 06/25/2037		3,418	2,947
0.454% due 02/25/2037		2,700	1,300
0.504% due 07/25/2035		2,615	2,189
2.495% due 01/25/2036		1,063	849
2.613% due 10/25/2034		3,873	3,823
2.647% due 12/25/2034		1,466	1,292
3.176% due 06/25/2036		2,069	1,475
4.697% due 05/25/2036^		8,688	7,523
4.844% due 08/25/2035		3,955	3,285
Indymac Mortgage Loan Trust
2.488% due 01/25/2036		3,748	3,489
2.911% due 12/25/2036^		114	96
2.955% due 06/25/2037^		1,598	1,121
JPMorgan Alternative Loan Trust
0.344% due 03/25/2037		1,853	1,099
0.354% due 07/25/2036		11,263	11,096
2.909% due 05/25/2037^		3,805	2,751
5.500% due 11/25/2036		54	53
5.609% due 05/26/2037		11,416	9,752
6.310% due 08/25/2036		3,000	2,124
JPMorgan Mortgage Trust
2.340% due 11/25/2033		40	40
2.851% due 02/25/2036		34	31
2.878% due 04/25/2037		153	130
3.003% due 07/25/2035		120	124
3.019% due 05/25/2034		292	289
3.030% due 07/25/2035		141	144
4.863% due 02/25/2035		860	872
5.217% due 11/25/2035		1,770	1,735
5.454% due 04/25/2036		978	882
5.750% due 01/25/2036		3,585	3,389
6.000% due 08/25/2037^		10,991	9,571
6.250% due 07/25/2036		4,423	3,941
6.500% due 08/25/2036^		7,777	7,119
JPMorgan Resecuritization Trust
2.299% due 05/27/2037		4,063	3,359
Lehman Brothers Floating Rate Commercial Mortgage Trust
0.323% due 09/15/2021		637	636
Lehman XS Trust
0.364% due 03/25/2047		3,378	2,113
Luminent Mortgage Trust
0.374% due 12/25/2036		348	255
0.444% due 04/25/2036		6,002	3,657
Mall Funding PLC
1.191% due 04/22/2017	GBP	8,266	12,128
MASTR Adjustable Rate Mortgages Trust
0.414% due 04/25/2046		$857	623
0.414% due 05/25/2047		1,768	1,319
0.504% due 05/25/2047^		851	342
2.468% due 05/25/2034		579	576
2.682% due 05/25/2034		314	311
MASTR Asset Securitization Trust
5.500% due 11/25/2017		13	14
5.500% due 09/25/2033		193	204
6.000% due 10/25/2036		351	350
MASTR Reperforming Loan Trust
6.000% due 08/25/2034		1,053	1,090
MASTR Seasoned Securities Trust
3.664% due 10/25/2032		51	51
Mellon Residential Funding Corp.
0.643% due 12/15/2030		595	580
0.903% due 11/15/2031		326	321
Merrill Lynch Alternative Note Asset
0.374% due 02/25/2037		1,839	1,629

108	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Floating Trust
0.740% due 07/09/2021		$3,794	$3,740
Merrill Lynch Mortgage Investors Trust
0.414% due 02/25/2036		2,251	2,010
0.454% due 11/25/2035		2,666	2,524
0.454% due 08/25/2036		34	32
0.584% due 08/25/2035		2,500	2,141
1.204% due 10/25/2035		1,488	1,492
1.205% due 11/25/2029 (a)		9,184	283
1.760% due 10/25/2035		350	346
2.436% due 02/25/2033		56	53
3.024% due 03/25/2036^		2,437	1,684
Morgan Stanley Capital Trust
5.447% due 02/12/2044		50	57
5.575% due 04/12/2049		591	603
Morgan Stanley Mortgage Loan Trust
0.484% due 01/25/2036		2,243	1,592
1.104% due 02/25/2036		765	622
2.346% due 06/25/2036		15,958	15,856
2.440% due 06/25/2036		128	120
2.522% due 11/25/2037		4,674	3,461
2.663% due 08/25/2034		893	882
2.699% due 07/25/2035		748	630
2.873% due 07/25/2035		408	345
2.974% due 08/25/2034		95	92
Morgan Stanley Re-REMIC Trust
5.787% due 08/12/2045		900	1,040
Newgate Funding PLC
0.803% due 12/15/2050	EUR	19,000	22,174
Nomura Asset Acceptance Corp.
2.677% due 10/25/2035		$1,652	1,480
3.141% due 08/25/2035		1,479	1,392
6.500% due 02/25/2035		1,450	1,530
Opteum Mortgage Acceptance Corp.
0.584% due 12/25/2035		9,000	7,283
5.675% due 12/25/2035		5,742	5,800
Permanent Master Issuer PLC
1.495% due 07/15/2042	EUR	55,900	72,250
1.690% due 07/15/2042		$58,600	59,138
Prime Mortgage Trust
0.604% due 02/25/2019		1	1
0.604% due 02/25/2034		12	11
0.704% due 02/25/2035		3,492	3,170
5.500% due 06/25/2036^		905	865
RBSGC Structured Trust
5.500% due 11/25/2035		37,736	33,155
RBSSP Resecuritization Trust
0.442% due 06/27/2036		9,319	5,445
0.442% due 08/27/2037		4,000	2,949
Residential Accredit Loans, Inc. Trust
0.344% due 01/25/2037		3,654	2,985
0.384% due 05/25/2036		4,075	3,083
0.389% due 12/25/2036		275	198
0.454% due 02/25/2036^		626	397
0.504% due 08/25/2035		2,022	1,562
0.604% due 03/25/2033		128	124
0.604% due 11/25/2036^		1,012	580
0.604% due 10/25/2045		585	418
0.884% due 12/25/2033		368	366
3.152% due 03/25/2035		1,838	1,481
3.254% due 02/25/2035		2,714	2,287
3.768% due 12/25/2035		8,285	6,441
3.827% due 09/25/2035		1,836	1,469
3.850% due 01/25/2036^		5,038	3,888
6.500% due 09/25/2037^		1,069	869
Residential Asset Securitization Trust
0.554% due 10/25/2018		55	53

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.604% due 05/25/2033	$77	$74
0.604% due 01/25/2046^	3,524	1,589
0.654% due 02/25/2034	424	406
0.904% due 10/25/2035^	10,232	7,456
5.500% due 09/25/2035	315	300
5.500% due 12/25/2035	732	630
5.750% due 02/25/2036^	129	108
5.750% due 02/25/2036	2,408	2,015
6.000% due 03/25/2037	3,197	2,493
6.000% due 07/25/2037	2,721	2,235
6.250% due 07/25/2036^	8,897	8,111
Residential Funding Mortgage Securities, Inc. Trust
3.275% due 09/25/2035^	48	39
3.396% due 02/25/2036	1,649	1,440
3.524% due 09/25/2036^	114	84
5.500% due 11/25/2035	10,673	10,031
6.000% due 10/25/2036^	2,445	2,275
6.500% due 03/25/2032	33	35
Royal Bank of Scotland Capital Funding Trust
5.926% due 02/16/2051	2,500	2,894
6.005% due 12/16/2049	8,000	9,469
Salomon Brothers Mortgage Securities, Inc.
0.704% due 05/25/2032	154	139
Sequoia Mortgage Trust
0.925% due 11/22/2024	236	235
4.725% due 09/20/2046	299	259
STRIPS Ltd.
5.000% due 03/24/2018	929	930
Structured Adjustable Rate Mortgage Loan Trust
0.424% due 06/25/2037	6,339	5,249
0.524% due 10/25/2035	1,629	1,338
1.578% due 01/25/2035	44	34
2.586% due 02/25/2034	78	79
2.630% due 01/25/2035	372	319
2.639% due 07/25/2034	1,352	1,348
2.653% due 08/25/2035	71	66
2.718% due 04/25/2034	206	208
2.786% due 05/25/2034	962	966
2.792% due 09/25/2034	174	175
4.524% due 09/25/2036^	800	482
5.103% due 04/25/2036^	1,879	1,517
Structured Asset Mortgage Investments, Inc.
0.324% due 08/25/2036	526	371
0.394% due 07/25/2046	200	149
0.414% due 04/25/2036	584	399
0.414% due 08/25/2036	2,597	1,849
0.414% due 05/25/2046	423	258
0.424% due 05/25/2036	151	103
0.453% due 07/19/2035	1,381	1,315
0.484% due 02/25/2036	890	623
0.504% due 08/25/2036	1,000	288
0.783% due 07/19/2034	40	40
0.863% due 09/19/2032	10	10
0.903% due 03/19/2034	11	11
Structured Asset Securities Corp.
2.531% due 01/25/2032	219	198
2.561% due 03/25/2033	130	128
2.584% due 02/25/2032	7	7
2.609% due 06/25/2033	74	74
2.739% due 10/28/2035	484	427
4.740% due 12/25/2034	415	421
5.500% due 09/25/2035	6,185	6,328
Thornburg Mortgage Securities Trust
1.454% due 06/25/2037	14,476	12,722
5.750% due 06/25/2037	76,750	75,205
TIAA Seasoned Commercial Mortgage Trust
5.539% due 08/15/2039	1,800	1,980

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS-Citigroup Commercial Mortgage Trust
2.508% due 01/10/2045 (a)	$42,430	$5,791
Wachovia Bank Commercial Mortgage Trust
5.572% due 10/15/2048	1,700	1,923
Wachovia Mortgage Loan Trust LLC
3.032% due 05/20/2036^	3,157	2,707
5.398% due 10/20/2035	6,240	6,275
5.815% due 03/20/2037^	1,267	1,195
WaMu Mortgage Pass-Through Certificates
0.434% due 04/25/2045	1,752	1,620
0.464% due 11/25/2045	84	77
0.494% due 07/25/2045	232	218
0.494% due 10/25/2045	3,454	3,223
0.514% due 01/25/2045	4,556	4,403
0.524% due 07/25/2045	27	26
0.524% due 08/25/2045	1,603	1,509
0.610% due 11/25/2034	2,677	2,662
0.878% due 02/25/2047	66	51
0.907% due 01/25/2047	399	360
0.927% due 06/25/2047	561	151
0.937% due 04/25/2047	129	111
0.987% due 12/25/2046	783	697
0.997% due 12/25/2046	5,363	4,189
1.057% due 10/25/2046	50,589	39,553
1.157% due 06/25/2046	917	827
1.175% due 02/25/2046	168	155
1.177% due 08/25/2046	5,919	4,858
1.377% due 11/25/2042	38	37
1.577% due 06/25/2042	927	896
1.577% due 08/25/2042	409	393
2.115% due 01/25/2037^	769	625
2.211% due 03/25/2033	188	189
2.212% due 02/27/2034	550	560
2.321% due 12/25/2032	9,173	9,257
2.446% due 10/25/2034	817	825
2.449% due 02/25/2037^	777	616
2.452% due 06/25/2033	386	396
2.461% due 09/25/2033	72	74
2.462% due 05/25/2046	344	304
2.462% due 10/25/2046	396	355
2.471% due 08/25/2035	2,047	2,016
2.481% due 01/25/2036	3,416	3,358
2.486% due 03/25/2036	1,583	1,434
2.497% due 03/25/2035	985	975
2.543% due 07/25/2037^	1,071	840
2.569% due 03/25/2034	12	13
2.571% due 09/25/2046	468	414
2.571% due 11/25/2046	962	910
4.580% due 03/25/2037	113,591	94,576
4.725% due 06/25/2037	4,977	4,324
4.732% due 12/25/2036^	6,513	6,057
4.929% due 02/25/2037^	279	241
5.076% due 04/25/2037	100,091	93,380
5.707% due 10/25/2036^	130	106
6.087% due 10/25/2036	3,291	3,016
Washington Mutual Alternative Mortgage Pass-Through Certificates
0.904% due 01/25/2036^	11,941	7,324
1.117% due 07/25/2046^	145	73
5.750% due 01/25/2036	10,762	8,688
6.000% due 10/25/2035	1,391	1,143
Washington Mutual MSC Mortgage Pass-Through Certificates
2.232% due 02/25/2033	23	22
Wells Fargo Alternative Loan Trust
0.554% due 06/25/2037^	7,227	3,913
6.000% due 07/25/2037	1,947	1,845
6.250% due 07/25/2037^	13,993	12,110

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	109

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 11/25/2037	$2,396	$2,293
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 01/25/2035	389	390
2.614% due 07/25/2036^	7,156	6,515
2.619% due 05/25/2036^	1,224	1,109
2.626% due 09/25/2034	2,796	2,426
2.636% due 06/25/2035	706	723
2.641% due 03/25/2036	5,916	5,824
2.665% due 06/25/2035	652	667
2.681% due 04/25/2036	20	20
2.682% due 03/25/2035	5,364	5,435
2.710% due 02/25/2034	903	905
2.712% due 04/25/2036	1,558	1,471
2.721% due 04/25/2036^	201	188
2.721% due 04/25/2036	4,611	4,366
2.745% due 10/25/2033	1,265	1,276
4.611% due 09/25/2033	1,345	1,385
4.683% due 12/25/2033	10	10
5.002% due 04/25/2035	149	152
5.582% due 04/25/2036	740	731
6.000% due 03/25/2037^	6,442	6,321
6.000% due 04/25/2037	5,646	5,434
6.000% due 07/25/2037	3,070	3,023

Total Mortgage-Backed Securities (Cost $1,600,529)		1,772,320

ASSET-BACKED SECURITIES 6.6%
Access Group, Inc.
1.601% due 10/27/2025	4,841	4,920
Accredited Mortgage Loan Trust
0.334% due 02/25/2037	6,174	5,571
0.464% due 09/25/2036	2,000	1,184
0.484% due 04/25/2036	10,500	7,342
ACE Securities Corp.
0.274% due 11/25/2036	4,568	1,538
0.324% due 08/25/2036	3,730	1,338
0.364% due 08/25/2036	2,000	723
0.404% due 12/25/2036	7,300	2,532
0.644% due 11/25/2035	3,000	1,894
0.694% due 08/25/2035	2,400	2,314
2.004% due 10/25/2032	2,260	2,219
Aircraft Certificate Owner Trust
6.455% due 09/20/2022	291	295
7.001% due 09/20/2022	9,100	9,287
Ameriquest Mortgage Securities, Inc.
0.654% due 01/25/2036	2,000	1,714
0.674% due 10/25/2035	1,670	1,478
0.674% due 01/25/2036	8,500	6,465
0.704% due 09/25/2035	2,350	1,982
0.904% due 11/25/2034	3,287	2,970
0.954% due 11/25/2034	1,573	1,250
1.074% due 07/25/2034	980	869
4.929% due 11/25/2035	340	342
Amortizing Residential Collateral Trust
0.784% due 07/25/2032	6	6
0.904% due 10/25/2031	910	770
Argent Securities, Inc.
0.354% due 06/25/2036	4,900	1,766
0.354% due 07/25/2036	3,044	1,203
0.364% due 05/25/2036	2,449	870
0.404% due 10/25/2035	30	30
0.444% due 07/25/2036	2,804	1,128
0.474% due 05/25/2036	5,795	2,107
1.024% due 02/25/2034	2,196	1,887
Asset-Backed Funding Certificates Trust
0.364% due 01/25/2037	2,895	1,564
0.904% due 06/25/2034	1,032	992

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.329% due 12/25/2032		$1,175	$1,139
Bayview Financial Acquisition Trust
1.134% due 02/28/2040		263	183
5.638% due 11/28/2036		803	793
Bear Stearns Asset-Backed Securities Trust
0.274% due 12/25/2036		16	15
0.354% due 11/25/2036		9,119	6,438
0.364% due 08/25/2036		5,590	3,852
0.374% due 01/25/2037		3,112	1,329
0.404% due 12/25/2036		5,200	4,573
0.404% due 04/25/2037		4,400	3,455
0.444% due 06/25/2047		3,500	1,944
0.524% due 01/25/2047		2,300	1,909
0.634% due 11/25/2035		2,700	2,440
0.694% due 07/25/2035		3,880	3,811
0.694% due 09/25/2035		2,266	1,435
0.884% due 10/25/2035		4,000	2,089
1.204% due 10/25/2037		1,015	860
1.204% due 11/25/2042		14	13
1.454% due 08/25/2037		10,118	8,395
5.500% due 08/25/2036		1,932	1,670
6.500% due 10/25/2036		6,419	5,183
Belle Haven ABS CDO Ltd.
0.658% due 11/03/2044		27,654	13,470
0.698% due 11/03/2044		41,460	19,984
Berica ABS SRL
0.513% due 12/30/2055	EUR	33,300	41,416
BlackRock Senior Income Series Corp.
0.542% due 04/20/2019		$3,089	3,027
Carrington Mortgage Loan Trust
0.254% due 12/25/2036		11	11
0.264% due 01/25/2037		1,010	701
0.354% due 05/25/2036		2,600	2,355
0.364% due 10/25/2036		2,300	1,150
0.444% due 06/25/2036		3,400	1,885
0.464% due 02/25/2037		5,885	3,351
0.664% due 06/25/2035		1,780	1,599
1.104% due 05/25/2034		3,700	3,363
Citigroup Mortgage Loan Trust, Inc.
0.264% due 05/25/2037		9	9
0.264% due 07/25/2045		82	61
0.344% due 08/25/2036		10,123	6,851
0.364% due 09/25/2036		29,609	14,940
0.364% due 12/25/2036		4,335	2,085
0.604% due 11/25/2046		1,219	912
Clavos Euro CDO Ltd.
0.781% due 04/18/2023	EUR	1,662	2,092
Conseco Finance Securitizations Corp.
7.770% due 09/01/2031		$18,465	20,725
Countrywide Asset-Backed Certificates
0.334% due 06/25/2047		1,066	1,048
0.344% due 07/25/2037		10,800	6,759
0.344% due 08/25/2037		30,500	20,542
0.354% due 01/25/2037		12,644	10,936
0.354% due 10/25/2046		7,911	6,832
0.354% due 12/25/2046		14,953	12,459
0.354% due 04/25/2047		20,050	15,028
0.354% due 06/25/2047		26,300	19,985
0.364% due 01/25/2046		1,498	1,255
0.374% due 06/25/2047		3,800	2,979
0.384% due 08/25/2036		2,759	2,665
0.394% due 06/25/2047		19,400	13,056
0.424% due 06/25/2037		3,000	1,247
0.464% due 05/25/2036		1,710	1,703
0.504% due 06/25/2036		4,600	3,153
0.514% due 09/25/2037		1,800	601
0.544% due 04/25/2036		7,900	6,201
0.544% due 12/25/2036^		672	358

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.554% due 04/25/2036		$2,400	$2,221
0.554% due 05/25/2036		12,000	10,450
0.684% due 12/25/2031		2	1
0.704% due 08/25/2047		18,676	18,371
0.804% due 07/25/2035		9,000	8,148
0.924% due 07/25/2034		2,200	1,930
1.059% due 08/25/2034		2,000	1,773
5.085% due 04/25/2036		1,100	1,082
5.627% due 10/25/2046		5,911	5,129
5.714% due 04/25/2047		10,000	7,189
Credit Suisse First Boston Mortgage Securities Corp.
0.824% due 01/25/2032		9	8
Credit-Based Asset Servicing and Securitization LLC
0.354% due 11/25/2036		1,780	903
0.544% due 07/25/2037		12,919	6,862
4.602% due 03/25/2037^		13,816	7,831
4.753% due 01/25/2037^		1,883	1,018
5.082% due 04/25/2037		59	60
6.280% due 05/25/2035		2,119	2,181
Cumberland CLO Ltd.
0.542% due 11/10/2019		4,251	4,252
Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030		402	411
7.790% due 05/25/2030		1,032	1,023
Denver Arena Trust
6.940% due 11/15/2019		41	42
Fairbanks Capital Mortgage Loan Trust
1.404% due 05/25/2028		38	36
Fieldstone Mortgage Investment Trust
0.364% due 11/25/2036		2,829	1,398
First Franklin Mortgage Loan Trust
0.344% due 09/25/2036		2,881	2,453
0.444% due 10/25/2036		3,223	1,843
0.564% due 10/25/2035		13,500	11,219
0.684% due 05/25/2035		2,000	1,781
0.694% due 09/25/2035		3,200	2,732
1.054% due 07/25/2034		1,700	1,315
First NLC Trust
0.274% due 08/25/2037		29	14
Fremont Home Loan Trust
0.334% due 11/25/2036		8,063	3,486
0.354% due 01/25/2037		2,505	1,272
0.444% due 02/25/2037		6,200	3,107
0.454% due 05/25/2036		13,213	5,543
Galaxy CLO Ltd.
0.541% due 04/25/2019		5,819	5,724
Gracechurch Card Funding PLC
0.968% due 01/15/2016	EUR	80,000	103,065
GSAA Trust
0.654% due 08/25/2037		$2,354	1,917
4.999% due 09/25/2035		1,021	1,036
5.995% due 03/25/2046^		6,114	4,926
GSAMP Trust
0.304% due 12/25/2046		6,389	3,358
0.354% due 08/25/2036		3,000	1,872
0.354% due 12/25/2046		1,912	1,014
0.444% due 08/25/2036		2,000	1,265
0.464% due 06/25/2036		7,462	4,183
0.474% due 04/25/2036		3,600	1,831
GSRPM Mortgage Loan Trust
1.604% due 01/25/2032		28	28
Harbourmaster CLO Ltd.
0.463% due 06/15/2020	EUR	2,819	3,564
Home Equity Loan Trust
0.544% due 04/25/2037		$3,000	1,630
Home Equity Mortgage Loan Asset-Backed Trust
0.444% due 04/25/2047		3,500	1,891

110	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Home Equity Mortgage Trust
5.867% due 07/25/2036	$355	$90
HSBC Home Equity Loan Trust
0.403% due 03/20/2036	2,758	2,700
0.493% due 01/20/2034	3,966	3,949
0.513% due 01/20/2035	34	34
5.690% due 07/20/2036	74	75
HSI Asset Securitization Corp. Trust
0.254% due 10/25/2036	47	23
0.384% due 04/25/2037	26,300	14,457
0.394% due 01/25/2037	2,500	1,288
Huntington CDO Ltd.
0.566% due 11/05/2040	49,400	44,954
Indymac Residential Asset-Backed Trust
0.364% due 07/25/2037	5,603	3,472
ING Investment Management Co.
0.554% due 12/13/2020	5,963	5,850
Inwood Park CDO Ltd.
0.527% due 01/20/2021	12,482	12,391
IXIS Real Estate Capital Trust
0.434% due 01/25/2037	6,353	3,114
JPMorgan Mortgage Acquisition Corp.
0.264% due 03/25/2047	257	241
0.284% due 08/25/2036	3	1
0.344% due 10/25/2036	14,500	9,984
0.351% due 07/25/2036	2,668	1,261
0.364% due 07/25/2036	2,576	1,251
0.394% due 05/25/2035	1,287	1,234
0.394% due 03/25/2047	5,800	3,007
0.444% due 05/25/2036	4,500	3,176
0.464% due 05/25/2037	1,400	934
5.830% due 07/25/2036	7,024	4,569
Landmark CDO Ltd.
0.579% due 07/15/2018	14,326	14,168
Lehman XS Trust
0.354% due 04/25/2037	126	82
0.404% due 08/25/2046	5,900	4,460
0.434% due 04/25/2046	7,977	5,571
0.464% due 05/25/2046^	49,619	18,664
Long Beach Mortgage Loan Trust
0.364% due 09/25/2036	3,156	1,452
0.504% due 02/25/2036	2,890	1,321
0.544% due 01/25/2046	5,000	2,481
0.764% due 10/25/2034	629	565
1.104% due 06/25/2035	1,800	1,441
1.134% due 04/25/2035	1,097	1,022
MASTR Asset-Backed Securities Trust
0.254% due 11/25/2036	100	45
0.444% due 03/25/2036	5,159	2,643
0.464% due 06/25/2036	14,451	5,462
Merit Securities Corp.
6.690% due 07/28/2033	1,264	1,344
Meritage Mortgage Loan Trust
0.954% due 11/25/2035	1,126	1,045
Merrill Lynch First Franklin Mortgage Loan Trust
0.454% due 04/25/2037	11,102	6,197
Merrill Lynch Mortgage Investors Trust
0.274% due 04/25/2047	4,077	2,112
0.354% due 08/25/2037	22,580	11,053
0.704% due 06/25/2036	1,000	854
5.450% due 02/25/2037^	1,907	416
Morgan Stanley ABS Capital
0.264% due 12/25/2036	1,586	839
0.314% due 03/25/2037	2,482	1,071
0.344% due 10/25/2036	2,000	1,068
0.344% due 11/25/2036	17,002	9,362
0.354% due 09/25/2036	14,300	5,701

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.354% due 10/25/2036	$2,900	$1,418
0.354% due 11/25/2036	5,600	2,937
0.354% due 12/25/2036	1,438	771
0.364% due 09/25/2036	2,000	981
0.434% due 09/25/2036	2,000	1,033
0.434% due 02/25/2037	3,616	1,676
0.444% due 06/25/2036	2,000	1,081
0.454% due 03/25/2037	26,612	11,745
0.544% due 03/25/2037	3,943	1,765
0.564% due 02/25/2037	4,821	2,281
0.814% due 03/25/2035	1,100	954
1.004% due 07/25/2037	398	361
1.254% due 09/25/2033	2,444	2,370
Morgan Stanley Home Equity Loan Trust
0.304% due 12/25/2036	2,639	1,690
0.554% due 04/25/2037	2,600	1,392
Mountain View Funding CLO
0.564% due 04/15/2019	1,965	1,947
MSIM Peconic Bay Ltd.
0.582% due 07/20/2019	2,792	2,771
Nationstar Home Mortgage LLC
3.704% due 07/25/2034^	12	1
New Century Home Equity Loan Trust
0.714% due 09/25/2035	3,400	2,783
3.204% due 01/25/2033	1,374	1,167
Newcastle CDO Ltd.
0.624% due 12/24/2039	42,906	39,980
Nomura Home Equity Loan, Inc.
0.534% due 10/25/2036	6,228	2,132
North Carolina State Education Assistance Authority
1.004% due 07/25/2039	1,935	1,953
Novastar Home Equity Loan
0.324% due 11/25/2036	2,040	791
0.354% due 09/25/2036	8,500	3,998
0.374% due 11/25/2036	4,017	1,571
0.414% due 01/25/2037	4,869	1,921
0.454% due 10/25/2036	2,200	984
Octagon Investment Partners Ltd.
0.587% due 11/28/2018	3,309	3,271
0.647% due 12/02/2016	1	1
Option One Mortgage Loan Trust
0.334% due 07/25/2037	1,900	1,306
0.344% due 01/25/2037	10,600	5,463
0.384% due 04/25/2037	1,896	1,154
0.444% due 04/25/2037	1,848	947
0.454% due 07/25/2037	2,300	1,211
5.599% due 01/25/2037^	3,216	3,219
Ownit Mortgage Loan Trust
0.354% due 05/25/2037	3,792	1,832
3.811% due 12/25/2036	1,267	595
Pacifica CDO Ltd.
0.561% due 01/26/2020	3,942	3,920
0.670% due 05/13/2016	205	204
Panhandle-Plains Higher Education Authority, Inc.
0.784% due 10/01/2018	3,480	3,478
1.414% due 10/01/2035	8,489	8,615
Park Place Securities, Inc.
0.464% due 09/25/2035	46	45
Plymouth Rock CLO Ltd.
1.790% due 02/16/2019	6,438	6,439
RAAC Series
0.504% due 06/25/2044	1,460	1,281
0.544% due 08/25/2036	3,510	2,688
0.684% due 03/25/2037	3,000	2,708
0.884% due 05/25/2044	6,124	5,415
Renaissance Home Equity Loan Trust
0.704% due 12/25/2033	32	32

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.288% due 09/25/2037		$7,854	$4,113
Residential Asset Mortgage Products Trust
0.394% due 02/25/2036		1,984	1,803
0.404% due 03/25/2036		14,211	13,395
0.504% due 03/25/2036		12,900	8,234
0.764% due 06/25/2032		8	7
Residential Asset Securities Corp. Trust
0.354% due 07/25/2036		21,804	18,284
0.354% due 08/25/2036		2,799	2,639
0.354% due 09/25/2036		1,400	1,364
0.374% due 11/25/2036		1,700	1,112
0.384% due 04/25/2036		3,288	3,064
0.454% due 08/25/2036		6,600	4,267
0.454% due 04/25/2037		15,500	12,261
0.474% due 07/25/2036		3,000	1,286
0.544% due 11/25/2035		3,405	2,932
0.644% due 11/25/2035		3,300	2,689
0.879% due 02/25/2035		2,491	2,332
1.029% due 07/25/2034		1,053	960
5.010% due 04/25/2033		4,101	4,392
6.228% due 04/25/2032		603	621
7.279% due 04/25/2032		637	625
Restructured Asset Securities
4.000% due 12/15/2030		871	868
SACO, Inc.
0.604% due 04/25/2035		6	4
Saxon Asset Securities Trust
0.374% due 10/25/2046		4,300	3,194
0.999% due 03/25/2035		2,512	2,208
Securitized Asset-Backed Receivables LLC
0.454% due 03/25/2036		4,000	2,259
0.969% due 02/25/2034		3,344	3,114
SG Mortgage Securities Trust
0.354% due 10/25/2036		5,100	2,486
0.414% due 10/25/2036		2,300	1,128
0.474% due 02/25/2036		7,689	3,621
Sierra Madre Funding Ltd.
0.583% due 09/07/2039		101,866	74,362
0.603% due 09/07/2039		236,387	173,130
SLC Student Loan Trust
4.750% due 06/15/2033		3,295	3,130
SLM Student Loan Trust
0.301% due 07/25/2017		658	657
0.463% due 12/15/2023	EUR	16,521	20,721
0.473% due 09/15/2021		3,529	4,508
1.601% due 01/25/2018		$3,525	3,586
1.801% due 04/25/2023		15,300	15,933
3.453% due 05/16/2044		3,999	4,242
3.500% due 08/17/2043		3,530	3,387
Soundview Home Loan Trust
0.264% due 11/25/2036		159	61
0.404% due 01/25/2037		16,880	10,428
0.464% due 02/25/2037		3,813	1,614
0.484% due 10/25/2036		10,374	5,671
Specialty Underwriting & Residential Finance
0.354% due 09/25/2037		6,700	2,686
0.504% due 12/25/2036		8,000	5,381
Structured Asset Investment Loan Trust
0.354% due 09/25/2036		3,109	2,324
0.364% due 05/25/2036		1,352	949
0.564% due 10/25/2035		21,745	21,087
0.909% due 03/25/2034		85	79
0.924% due 02/25/2035		1,900	1,532
1.104% due 09/25/2034		1,700	1,555
1.104% due 01/25/2035		7,226	7,181
1.134% due 01/25/2035		7,500	5,853
1.179% due 01/25/2035		1,713	632

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	111

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.329% due 07/25/2033		$1,750	$1,542
1.329% due 01/25/2035		606	22
1.584% due 04/25/2033		878	758
1.779% due 01/25/2035		684	15
1.929% due 01/25/2035		950	12
2.154% due 01/25/2035		540	4
Structured Asset Securities Corp.
0.374% due 12/25/2036		7,100	4,906
0.524% due 05/25/2037		4,500	3,738
0.544% due 02/25/2036		2,618	2,059
0.644% due 02/25/2035		3,670	3,297
0.784% due 01/25/2033		7	7
Talon Funding Ltd.
0.774% due 06/05/2035		5,435	3,356
Terwin Mortgage Trust
1.144% due 12/25/2034		113	105
4.335% due 09/25/2036		370	381
4.650% due 07/25/2036		26	26
4.849% due 08/25/2036		363	370
Triaxx Prime CDO
0.464% due 10/02/2039		110,627	93,618
WaMu Asset-Backed Certificates
0.354% due 01/25/2037		9,380	5,039
Washington Mutual Asset-Backed Certificates Trust
0.264% due 10/25/2036		2,900	1,160
0.444% due 05/25/2036		3,300	1,530
Wells Fargo Home Equity Trust
0.464% due 05/25/2036		2,000	1,677
0.664% due 11/25/2035		1,400	1,298

Total Asset-Backed Securities (Cost $1,443,273)			1,610,901

SOVEREIGN ISSUES 10.1%
Australia Government Bond
5.500% due 12/15/2013	AUD	201,800	213,989
5.500% due 04/21/2023		219,400	268,653
Autonomous Community of Catalonia
2.125% due 10/01/2014	CHF	200	204
3.875% due 04/07/2015	EUR	3,100	3,878
4.125% due 04/23/2013		400	511
4.300% due 11/15/2016		200	248
4.750% due 06/04/2018		600	711
4.950% due 02/11/2020		300	341
5.375% due 04/04/2013		300	385
Autonomous Community of Madrid Spain
4.200% due 09/24/2014		26,400	34,518
4.305% due 03/06/2014		12,100	15,906
Autonomous Community of Valencia Spain
3.250% due 07/06/2015		700	862
4.375% due 07/16/2015		700	882
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2014	BRL	14,419	7,243
10.000% due 01/01/2017		115,812	58,702
10.000% due 01/01/2021		2,155	1,084
10.000% due 01/01/2023		2,153	1,078
Junta de Castilla y Leon
6.270% due 02/19/2018	EUR	25,200	33,812
6.505% due 03/01/2019		4,300	5,794
Mexico Government International Bond
6.500% due 06/10/2021	MXN	596,700	53,777
10.000% due 12/05/2024		1,157,670	135,011
Province of Ontario
2.300% due 05/10/2016		$800	839
3.150% due 06/02/2022	CAD	136,400	139,652
Province of Quebec
2.750% due 08/25/2021		$58,500	60,887
3.000% due 09/01/2023	CAD	28,400	28,167

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 12/01/2022	CAD	144,300	$150,496
5.000% due 12/01/2041		5,000	6,087
Qatar Government International Bond
5.250% due 01/20/2020		$25,900	30,316
Republic of Germany
0.750% due 09/13/2013	EUR	611,900	786,988
1.750% due 06/14/2013		175,600	225,887
Russia Government International Bond
4.500% due 04/04/2022		$26,600	29,047
State of North Rhine-Westphalia
1.625% due 09/17/2014		500	509
United Kingdom Gilt
0.125% due 03/22/2024 (f)	GBP	33,465	58,983
1.875% due 11/22/2022 (f)		14,703	30,407
Xunta de Galicia
5.763% due 04/03/2017	EUR	25,500	33,836
6.131% due 04/03/2018		15,500	20,752

Total Sovereign Issues (Cost $2,427,199)			2,440,442

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.0%
Wells Fargo & Co.
7.500% due 12/31/2049 (g)		2,500	3,222

UTILITIES 0.1%
PPL Corp.
9.500% due 07/01/2013		488,400	26,764

Total Convertible Preferred Securities (Cost $27,843)			29,986

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 9.6%

CERTIFICATES OF DEPOSIT 0.3%
Banco do Brasil S.A.
2.556% due 02/14/2014		$75,950	75,939

COMMERCIAL PAPER 0.4%
Ford Motor Credit Co. LLC
0.800% due 04/08/2013		6,250	6,249
1.021% due 11/01/2013		5,700	5,664
1.021% due 11/05/2013		13,000	12,917
1.021% due 11/12/2013		41,800	41,524
1.022% due 11/04/2013		36,400	36,170

			102,524

REPURCHASE AGREEMENTS 3.6%
Banc of America Securities LLC
0.210% due 04/01/2013		67,200	67,200
(Dated 03/28/2013. Collateralized by U.S. Treasury Bonds 3.125% due 02/15/2043 valued at $68,804. Repurchase proceeds are $67,202.)
Bank of Nova Scotia
0.220% due 04/01/2013		37,800	37,800
(Dated 03/28/2013. Collateralized by U.S. Treasury Notes 0.250% due 08/31/2014 valued at $38,587. Repurchase proceeds are $37,801.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Barclays, Inc.
0.180% due 04/01/2013	$20,000	$20,000
(Dated 03/28/2013. Collateralized by U.S. Treasury Inflation Protected Securities 0.125% due 01/15/2022 valued at $20,468. Repurchase proceeds are $20,000)
0.210% due 04/01/2013	16,400	16,400
(Dated 03/28/2013. Collateralized by U.S. Treasury Inflation Protected Securities 2.000% due 01/15/2014 valued at $16,739. Repurchase proceeds are $16,400)
Citigroup Global Markets, Inc.
0.200% due 04/01/2013	60,900	60,900
(Dated 03/28/2013. Collateralized by U.S. Treasury Notes 0.250% due 06/30/2014 valued at $62,162. Repurchase proceeds are $60,901.)
Credit Suisse Securities (USA) LLC
0.220% due 04/01/2013	100,000	100,000
(Dated 03/28/2013. Collateralized by U.S. Treasury Notes 0.250% due 12/15/2015 valued at $102,315. Repurchase proceeds are $100,002.)
HSBC Bank USA N.A.
0.230% due 04/02/2013	140,000	140,000
(Dated 03/28/2013. Collateralized by U.S. Treasury Notes 0.250% due 08/15/2015 valued at $142,882. Repurchase proceeds are $140,004.)
JPMorgan Securities, Inc.
0.230% due 04/01/2013	16,400	16,400
(Dated 03/28/2013. Collateralized by U.S. Treasury Bonds 6.250% due 08/15/2023 valued at $16,766. Repurchase proceeds are $16,400)
0.240% due 04/01/2013	12,300	12,300
(Dated 03/28/2013. Collateralized by Fannie Mae 0.750% due 04/10/2015 valued at $12,567. Repurchase proceeds are $12,300)
Morgan Stanley & Co., Inc.
0.220% due 04/01/2013	22,200	22,200
(Dated 03/28/2013. Collateralized by U.S. Treasury Bonds 4.500% due 05/15/2038 valued at $22,592. Repurchase proceeds are $22,201)
0.230% due 04/01/2013	5,500	5,500
(Dated 03/28/2013. Collateralized by Federal Farm Credit Bank 0.250% due 01/30/2015 valued at $5,614. Repurchase proceeds are $5,500)
RBC Capital Markets LLC
0.150% due 04/09/2013	37,000	37,000
(Dated 03/26/2013. Collateralized by Ginnie Mae 6.000% due 12/15/2039 valued at $38,291. Repurchase proceeds are $37,001)
0.160% due 04/02/2013	75,700	75,700
(Dated 03/12/2013. Collateralized by Fannie Mae 3.500% - 4.000% due 08/01/2026 - 06/01/2042 valued at $80,079. Repurchase proceeds are $75,707)
0.230% due 04/01/2013	100,000	100,000
(Dated 03/28/2013. Collateralized by U.S. Treasury Notes 0.750% due 06/30/2017 valued at $102,042. Repurchase proceeds are $100,003)
RBS Securities, Inc.
0.210% due 04/01/2013	100,000	100,000
(Dated 03/28/2013. Collateralized by U.S. Treasury Bonds 3.125% due 02/15/2043 valued at $101,850. Repurchase proceeds are $100,002)
0.220% due 04/01/2013	50,000	50,000
(Dated 03/28/2013. Collateralized by Fannie Mae 4.625% due 10/15/2014 valued at $51,030. Repurchase proceeds are $50,001)

112	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Street Bank and Trust Co.
0.010% due 04/01/2013		$14,727	$14,727
(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $15,022. Repurchase proceeds are $14,727.)

			876,127

SHORT-TERM NOTES 0.0%
Autonomous Community of Catalonia
4.500% due 04/29/2013	EUR	150	192

U.S. TREASURY BILLS 0.3%
0.083% due 04/18/2013 - 03/06/2014 (d)(m)(n)(o)(p)		$72,717	72,699

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (h) 5.0%
PIMCO Short-Term Floating NAV Portfolio	113,855,197	$1,139,349
PIMCO Short-Term Floating NAV Portfolio III	7,255,805	72,507

		1,211,856

Total Short-Term Instruments (Cost $2,339,379)		2,339,337

MARKET VALUE (000S)
PURCHASED OPTIONS (r) 0.3%
(Cost $188,119)	$73,308

Total Investments 120.3% (Cost $28,314,143)	$29,213,395

Written Options (s) (0.1%) (Premiums $44,580)	(31,153)

Other Assets and Liabilities (Net) (20.2%)	(4,906,254)

Net Assets 100.0%	$24,275,988

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Security becomes interest bearing at a future date.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity, date shown represents next contractual call date.
(h)	Affiliated to the Fund.
(i)	Securities with an aggregate market value of $5,286 have been pledged as collateral as of March 31, 2013 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(j)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $1,364,943 at a weighted average interest rate of 0.178%.
(k)	Securities with an aggregate market value of $2,887 have been pledged as margin collateral for repurchase agreements and/or reverse repurchase agreements as governed by Master Repurchase Agreements as of March 31, 2013.
(l)	Securities with an aggregate market value of $23,294 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
CFR	(1.000%)	03/14/2013	03/12/2015	$13,949	$(13,942)
SAL	(1.100%)	02/22/2013	02/22/2015	9,887	(9,876)

					$(23,818)

(m)	Securities with an aggregate market value of $24,205 have been pledged or delivered as collateral for forward settling transactions, such as delayed-delivery transactions as governed by Master Securities Forward Transaction Agreements as of March 31, 2013.
(n)	Securities with an aggregate market value of $20,035 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
2-Year Deliverable Interest Rate Swap June Futures	Short	06/2013	161	$0
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2013	129	24
90-Day Eurodollar December Futures	Long	12/2014	76	3
90-Day Eurodollar December Futures	Long	12/2015	7,024	570
90-Day Eurodollar September Futures	Long	09/2014	6,385	227
Euro-OAT France Government 10-Year Bond June Futures	Short	06/2013	5,003	(9,392)
Japan Government 10-Year Bond June Futures	Short	06/2013	56	(630)
U.S. Treasury 2-Year Note June Futures	Short	06/2013	3,004	(474)
U.S. Treasury 5-Year Note June Futures	Short	06/2013	1,272	(740)
U.S. Treasury 30-Year Bond June Futures	Long	06/2013	129	125

				$(10,287)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	113

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

(o)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $306,028 and cash of $20 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Unrealized Appreciation/ (Depreciation)
CDX.BP.IG-19 5-Year Index	(1.000%	)	12/20/2017	$ 324,500	$(2,835)	$(122)
CDX.HY-12 5-Year Index	(5.000%	)	06/20/2014	173,160	(9,209)	(7,370)
CDX.HY-13 5-Year Index	(5.000%	)	12/20/2014	114,000	(7,651)	(8,221)
CDX.HY-14 5-Year Index	(5.000%	)	06/20/2015	174,816	(13,320)	(15,942)
CDX.HY-15 5-Year Index	(5.000%	)	12/20/2015	598,656	(46,734)	(73,690)
CDX.HY-17 5-Year Index	(5.000%	)	12/20/2016	7,776	(465)	(1,068)
CDX.HY-18 5-Year Index	(5.000%	)	06/20/2017	45,837	(2,452)	(4,494)
CDX.HY-19 5-Year Index	(5.000%	)	12/20/2017	128,900	(5,498)	(5,764)
CDX.IG-12 5-Year Index	(1.000%	)	06/20/2014	71,732	(710)	(709)
CDX.IG-13 5-Year Index	(1.000%	)	12/20/2014	484,000	(6,322)	(6,010)
CDX.IG-14 5-Year Index	(1.000%	)	06/20/2015	195,100	(2,918)	(3,227)
CDX.IG-15 5-Year Index	(1.000%	)	12/20/2015	641,700	(10,103)	(13,610)
CDX.IG-19 5-Year Index	(1.000%	)	12/20/2017	323,900	(2,847)	(1,613)
iTraxx Europe 9 Index	(1.750%	)	06/20/2018	EUR 207,500	(3,447)	470
iTraxx Europe 12 Index	(1.000%	)	12/20/2014	25,600	(213)	22
iTraxx Europe 17 Index	(1.000%	)	06/20/2017	327,550	1,348	926
iTraxx Europe 18 Index	(1.000%	)	12/20/2017	560,800	4,949	471
iTraxx Europe 19 Index	(1.000%	)	06/20/2018	248,800	3,952	575
iTraxx Europe Crossover 18 Index	(5.000%	)	12/20/2017	62,800	(2,754)	(41)

					$(107,229)	$(139,417)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Market Value (5)	Unrealized Appreciation
CDX.IG-19 5-Year Index	1.000%	12/20/2017	$323,000	$2,839	$1,466

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month CAD-Bank Bill	2.000%	06/16/2016	CAD	133,900	$1,127	$1,556
Pay	3-Month CAD-Bank Bill	3.400%	12/15/2021		17,100	546	538
Pay	3-Month CAD-Bank Bill	3.000%	06/15/2022		34,200	294	267
Pay	3-Month CAD-Bank Bill	2.500%	12/18/2023		390,000	1,125	2,248
Receive	3-Month CAD-Bank Bill	2.480%	12/15/2041		17,100	152	223
Receive	3-Month CAD-Bank Bill	2.400%	03/17/2042		30,900	363	494
Receive	3-Month CAD-Bank Bill	2.625%	09/16/2043		163,900	6,965	3,154
Receive	3-Month USD-LIBOR	0.750%	06/19/2016	$	1,950,840	(9,356)	(1,444)
Receive	3-Month USD-LIBOR	0.750%	06/19/2017		2,594,200	4,196	(11,333)
Receive	3-Month USD-LIBOR	1.400%	03/20/2018		966,400	(21,896)	(15,804)
Receive	3-Month USD-LIBOR	2.000%	06/19/2023		1,621,600	12,601	(14,109)
Receive	3-Month USD-LIBOR	2.750%	06/19/2033		246,300	3,944	4,192
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		435,700	25,057	2,037
Pay	6-Month AUD-BBR-BBSW	3.500%	03/15/2023	AUD	12,300	(588)	(249)
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2023		196,500	(5,086)	(3,804)
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023		13,100	(52)	(134)
Pay	6-Month AUD-BBR-BBSW	4.250%	03/15/2023		219,200	3,922	3,181
Pay	6-Month AUD-BBR-BBSW	4.250%	12/11/2023		172,100	858	(318)
Receive	6-Month EUR-EURIBOR	2.100%	06/18/2022	EUR	158,500	(11,539)	(11,539)
Receive	6-Month EUR-EURIBOR	3.000%	03/13/2023		146,800	(23,983)	(21,429)
Receive	6-Month EUR-EURIBOR	2.000%	09/18/2023		1,031,450	(25,116)	(836)
Receive	6-Month EUR-EURIBOR	2.500%	03/20/2033		229,700	(12,300)	(9,648)
Receive	6-Month JPY-LIBOR	0.500%	09/18/2020	JPY	47,150,000	(2,206)	(4,306)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023		27,780,000	(8,522)	(5,203)
Receive	6-Month JPY-LIBOR	2.000%	12/21/2041		19,810,000	(16,291)	2,865
Receive	6-Month JPY-LIBOR	1.750%	03/21/2043		8,460,000	(666)	(412)

						$(76,451)	$(79,813)

(p)	Securities with an aggregate market value of $66,530 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.

114	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(q)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Asset-Backed Securities - Buy Protection (1)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Premiums Paid	Unrealized (Depreciation)
Race Point CLO Ltd. 3-Month USD-LIBOR plus 1.650% due 04/15/2020	RYL	(1.950%	)	04/15/2020	$ 3,000	$543	$915	$(372)
Race Point CLO Ltd. 3-Month USD-LIBOR plus 4.250% due 04/15/2020	BOA	(4.050%	)	04/15/2020	2,100	145	620	(475)

						$688	$1,535	$(847)

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	BPS	(1.000%	)	06/20/2016	1.593%	$	18,300	$277	$498	$(221)
Alcoa, Inc.	MYC	(1.000%	)	06/20/2016	1.593%		11,300	171	292	(121)
Arrow Electronics, Inc.	DUB	(1.000%	)	03/20/2017	1.012%		9,600	(22)	46	(68)
AT&T, Inc.	BOA	(1.000%	)	03/20/2017	0.537%		16,600	(342)	(129)	(213)
AT&T, Inc.	MYC	(1.000%	)	12/20/2016	0.504%		17,600	(369)	(149)	(220)
Avnet, Inc.	DUB	(1.000%	)	09/20/2016	1.013%		1,450	(3)	27	(30)
Black & Decker Corp.	BOA	(2.250%	)	06/20/2014	0.081%		4,600	(127)	0	(127)
BNP Paribas S.A.	BRC	(1.000%	)	06/20/2017	1.507%	EUR	3,100	84	325	(241)
BNP Paribas S.A.	DUB	(1.000%	)	03/20/2017	1.448%		14,800	339	675	(336)
BNP Paribas S.A.	DUB	(1.000%	)	03/20/2018	1.699%		14,800	635	242	393
BNP Paribas S.A.	GST	(1.000%	)	03/20/2018	1.699%		4,800	206	79	127
BNP Paribas S.A.	JPM	(1.000%	)	06/20/2017	1.507%		18,300	499	1,915	(1,416)
BNP Paribas S.A.	JPM	(0.660%	)	03/20/2014	0.631%	$	10,000	1	0	1
BNP Paribas S.A.	MYC	(1.000%	)	03/20/2017	1.448%	EUR	21,000	482	939	(457)
BNP Paribas S.A.	MYC	(1.000%	)	06/20/2017	1.507%		9,800	267	1,028	(761)
Carnival Corp.	BOA	(1.000%	)	03/20/2016	0.514%	$	18,600	(279)	(17)	(262)
Carnival Corp.	BOA	(1.000%	)	09/20/2017	0.840%		12,700	(92)	124	(216)
Carnival Corp.	BPS	(1.000%	)	09/20/2016	0.615%		14,400	(200)	66	(266)
Carnival Corp.	BPS	(1.000%	)	09/20/2017	0.840%		10,200	(73)	(24)	(49)
Carnival Corp.	GST	(1.000%	)	09/20/2016	0.615%		17,400	(241)	118	(359)
Carnival Corp.	GST	(1.000%	)	03/20/2018	0.952%		30,100	(59)	(300)	241
Caterpillar, Inc.	BOA	(1.000%	)	09/20/2016	0.438%		33,200	(693)	(178)	(515)
CBS Corp.	BRC	(1.000%	)	06/20/2019	1.077%		5,000	28	456	(428)
Centex Corp.	BPS	(1.000%	)	06/20/2016	0.350%		4,800	(102)	48	(150)
Centex Corp.	GST	(1.000%	)	06/20/2014	0.166%		1,000	(10)	14	(24)
Cigna Corp.	JPM	(1.000%	)	06/20/2019	0.696%		6,500	(125)	296	(421)
Citigroup, Inc.	BOA	(1.000%	)	12/20/2016	0.786%		24,300	(191)	1,623	(1,814)
Citigroup, Inc.	JPM	(1.000%	)	03/20/2017	0.848%		23,600	(135)	1,640	(1,775)
Con-way, Inc.	JPM	(3.750%	)	03/20/2018	2.177%		2,500	(186)	0	(186)
Costco Wholesale Corp.	BOA	(1.000%	)	03/20/2017	0.299%		32,900	(922)	(840)	(82)
Costco Wholesale Corp.	BOA	(1.000%	)	03/20/2021	0.553%		17,700	(600)	(569)	(31)
COX Communications, Inc.	FBF	(1.000%	)	09/20/2017	0.339%		8,100	(239)	(165)	(74)
COX Communications, Inc.	FBF	(1.000%	)	03/20/2018	0.389%		6,100	(182)	(174)	(8)
COX Communications, Inc.	GST	(1.000%	)	09/20/2017	0.339%		9,800	(288)	(199)	(89)
COX Communications, Inc.	GST	(1.000%	)	03/20/2018	0.389%		3,100	(92)	(85)	(7)
COX Communications, Inc.	MYC	(1.000%	)	03/20/2018	0.389%		9,400	(280)	(258)	(22)
Credit Agricole S.A.	DUB	(1.000%	)	06/20/2021	2.513%	EUR	8,000	942	443	499
CVS Caremark Corp.	CBK	(1.000%	)	03/20/2018	0.403%	$	14,900	(442)	(433)	(9)
D.E. Master Blenders NV	BPS	(0.640%	)	09/20/2013	0.134%		600	(2)	0	(2)
D.R. Horton, Inc.	BPS	(1.000%	)	06/20/2013	0.229%		10,900	(24)	155	(179)
D.R. Horton, Inc.	BPS	(1.000%	)	03/20/2016	1.044%		2,500	3	162	(159)
D.R. Horton, Inc.	DUB	(1.000%	)	06/20/2016	1.117%		4,330	17	248	(231)
DDR Corp.	BOA	(1.000%	)	06/20/2016	0.799%		17,400	(119)	481	(600)
DDR Corp.	BOA	(1.000%	)	09/20/2017	1.176%		29,800	214	1,311	(1,097)
DDR Corp.	BOA	(1.000%	)	12/20/2017	1.244%		6,300	67	232	(165)
DDR Corp.	GST	(1.000%	)	06/20/2016	0.799%		17,300	(119)	502	(621)
Deluxe Corp.	DUB	(1.000%	)	12/20/2014	0.893%		6,900	(17)	639	(656)
Devon Energy Corp.	BRC	(1.050%	)	03/20/2014	0.199%		20,000	(174)	0	(174)
DIRECTV Holdings LLC	GST	(1.000%	)	03/20/2018	1.242%		9,100	100	237	(137)
DIRECTV Holdings LLC	MYC	(1.000%	)	03/20/2018	1.242%		6,100	67	164	(97)
E.I. du Pont de Nemours & Co.	BRC	(1.000%	)	03/20/2018	0.380%		15,400	(478)	(435)	(43)
Embarq Corp.	BRC	(1.000%	)	06/20/2013	0.168%		500	(1)	(9)	8
Embarq Corp.	DUB	(1.000%	)	06/20/2013	0.168%		200	(1)	(4)	3
Embarq Corp.	DUB	(1.000%	)	06/20/2016	0.807%		10,700	(45)	(187)	142
Ericsson LM Telephone Co.	FBF	(1.000%	)	03/20/2018	0.959%	EUR	15,100	(45)	291	(336)
Ericsson LM Telephone Co.	GST	(1.000%	)	03/20/2018	0.959%		6,200	(19)	117	(136)
FedEx Corp.	BOA	(1.000%	)	03/20/2021	1.060%	$	17,900	44	375	(331)
General Electric Capital Corp.	DUB	(1.000%	)	09/20/2016	0.705%		14,600	(153)	207	(360)
General Electric Capital Corp.	MYC	(1.000%	)	09/20/2016	0.705%		55,100	(578)	790	(1,368)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	115

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Generali Finance B.V.	CBK	(1.000%	)	09/20/2016	2.886%	EUR	17,200	$1,313	$1,571	$(258)
Generali Finance B.V.	SOG	(1.000%	)	09/20/2016	2.886%		18,000	1,375	1,343	32
Goodrich Corp.	FBF	(1.000%	)	09/20/2016	0.086%	$	17,200	(557)	(401)	(156)
Halliburton Co.	BRC	(1.000%	)	09/20/2016	0.344%		17,200	(408)	(305)	(103)
HCA, Inc.	JPM	(5.000%	)	03/20/2014	0.449%		5,000	(233)	(224)	(9)
Hillshire Brands Co.	BPS	(0.640%	)	09/20/2013	0.145%		600	(1)	1	(2)
Home Depot, Inc.	BOA	(1.000%	)	09/20/2016	0.255%		16,900	(453)	(317)	(136)
Home Depot, Inc.	BOA	(1.000%	)	03/20/2021	0.619%		17,900	(473)	(44)	(429)
Home Depot, Inc.	CBK	(1.000%	)	06/20/2021	0.631%		17,200	(447)	(72)	(375)
Home Depot, Inc.	DUB	(1.000%	)	06/20/2017	0.316%		25,300	(756)	(701)	(55)
Home Depot, Inc.	GST	(1.000%	)	12/20/2016	0.278%		7,900	(220)	(161)	(59)
Home Depot, Inc.	MYC	(1.000%	)	03/20/2018	0.390%		15,600	(473)	(486)	13
Honeywell International, Inc.	DUB	(1.000%	)	09/20/2017	0.207%		15,500	(561)	(517)	(44)
Honeywell International, Inc.	FBF	(1.000%	)	09/20/2016	0.154%		17,200	(520)	(523)	3
HSBC Bank PLC	JPM	(1.000%	)	09/20/2016	0.854%	EUR	10,000	(59)	121	(180)
HSBC Bank PLC	MYC	(1.000%	)	09/20/2016	0.854%		14,600	(86)	217	(303)
Ingersoll-Rand Co.	BRC	(0.400%	)	09/20/2013	0.027%	$	1,200	(2)	0	(2)
Ingersoll-Rand Co.	FBF	(1.000%	)	09/20/2016	0.156%		17,200	(510)	(523)	13
Intesa Sanpaolo SpA	BPS	(1.000%	)	12/20/2016	3.444%	EUR	24,700	2,640	3,928	(1,288)
Intesa Sanpaolo SpA	BRC	(3.000%	)	12/20/2016	3.444%		17,300	323	869	(546)
Intesa Sanpaolo SpA	BRC	(1.000%	)	09/20/2021	4.020%		21,700	5,293	4,482	811
Intesa Sanpaolo SpA	CBK	(1.000%	)	09/20/2021	4.020%		43,200	10,537	7,117	3,420
Intesa Sanpaolo SpA	FBF	(1.000%	)	09/20/2016	3.368%	$	21,100	1,624	1,367	257
Jones Group, Inc.	BRC	(5.000%	)	06/20/2014	0.534%		15,000	(857)	(153)	(704)
KB Home	BPS	(1.000%	)	03/20/2015	0.997%		1,200	(1)	50	(51)
Kimco Realty Corp.	BOA	(1.000%	)	09/20/2017	0.732%		14,900	(180)	248	(428)
Kimco Realty Corp.	JPM	(1.000%	)	09/20/2017	0.732%		8,900	(108)	114	(222)
Kimco Realty Corp.	MYC	(1.000%	)	06/20/2016	0.528%		18,800	(290)	(63)	(227)
Kimco Realty Corp.	SOG	(1.000%	)	06/20/2016	0.528%		3,800	(59)	(15)	(44)
Kohl’s Corp.	BOA	(1.000%	)	06/20/2016	1.003%		17,300	(15)	(191)	176
Kroger Co.	BOA	(1.000%	)	12/20/2016	0.444%		33,300	(709)	(115)	(594)
Limited Brands, Inc.	BOA	(1.000%	)	03/20/2017	1.523%		33,000	603	1,737	(1,134)
Limited Brands, Inc.	DUB	(1.000%	)	03/20/2017	1.523%		6,600	120	370	(250)
Lloyds Banking Group PLC	MYC	(3.000%	)	06/20/2020	3.888%	EUR	10,000	596	(190)	786
Lockheed Martin Corp.	BPS	(1.000%	)	09/20/2017	0.631%	$	6,000	(106)	(118)	12
Lockheed Martin Corp.	BRC	(1.000%	)	03/20/2018	0.705%		15,300	(228)	(227)	(1)
Lockheed Martin Corp.	CBK	(1.000%	)	06/20/2017	0.586%		9,700	(184)	(188)	4
Lockheed Martin Corp.	CBK	(1.000%	)	09/20/2017	0.631%		6,300	(110)	(105)	(5)
Lockheed Martin Corp.	FBF	(1.000%	)	09/20/2016	0.486%		17,700	(342)	(538)	196
Lockheed Martin Corp.	FBF	(1.000%	)	09/20/2017	0.631%		10,000	(176)	(162)	(14)
Lockheed Martin Corp.	JPM	(1.000%	)	06/20/2017	0.586%		23,700	(449)	(435)	(14)
Macy’s Retail Holdings, Inc.	BOA	(1.000%	)	03/20/2017	0.781%		121,700	(1,234)	842	(2,076)
Macy’s Retail Holdings, Inc.	BOA	(1.000%	)	06/20/2017	0.829%		15,200	(132)	7	(139)
Macy’s Retail Holdings, Inc.	FBF	(1.000%	)	12/20/2016	0.728%		7,900	(92)	93	(185)
Macy’s Retail Holdings, Inc.	FBF	(1.000%	)	03/20/2017	0.781%		17,100	(173)	249	(422)
Macy’s Retail Holdings, Inc.	GST	(1.000%	)	06/20/2017	0.829%		16,600	(145)	81	(226)
Marriott International, Inc.	BOA	(1.000%	)	03/20/2016	0.391%		17,900	(329)	(119)	(210)
Marriott International, Inc.	BOA	(1.000%	)	09/20/2016	0.470%		30,200	(562)	487	(1,049)
Marriott International, Inc.	BOA	(1.000%	)	03/20/2017	0.555%		65,700	(1,163)	(270)	(893)
Marriott International, Inc.	BOA	(1.000%	)	06/20/2017	0.591%		31,200	(538)	(261)	(277)
Marriott International, Inc.	BOA	(1.000%	)	12/20/2017	0.711%		29,900	(406)	(103)	(303)
Marriott International, Inc.	FBF	(1.000%	)	12/20/2017	0.711%		11,200	(152)	(22)	(130)
Marriott International, Inc.	GST	(1.000%	)	09/20/2016	0.470%		6,700	(125)	165	(290)
Marriott International, Inc.	GST	(1.000%	)	09/20/2017	0.655%		16,200	(250)	174	(424)
Marriott International, Inc.	UAG	(1.000%	)	03/20/2017	0.555%		16,900	(299)	(123)	(176)
Marsh & McLennan Cos., Inc.	DUB	(1.000%	)	09/20/2015	0.285%		2,000	(36)	(46)	10
Masco Corp.	GST	(1.000%	)	03/20/2017	1.376%		2,500	33	224	(191)
Masco Corp.	JPM	(1.000%	)	06/20/2015	0.637%		3,000	(27)	139	(166)
Masco Corp.	UAG	(4.650%	)	12/20/2016	1.282%		5,000	(625)	0	(625)
McDonald’s Corp.	GST	(1.000%	)	09/20/2017	0.175%		38,100	(1,430)	(1,338)	(92)
McKesson Corp.	BOA	(0.640%	)	03/20/2019	0.397%		5,000	(69)	0	(69)
Mondelez International, Inc.	MYC	(1.000%	)	03/20/2018	0.374%		14,100	(441)	(453)	12
New York Times Co.	BRC	(1.000%	)	03/20/2015	0.776%		2,000	(13)	115	(128)
Newell Rubbermaid, Inc.	BPS	(1.000%	)	03/20/2018	0.850%		9,000	(71)	(69)	(2)
Newell Rubbermaid, Inc.	BRC	(1.000%	)	03/20/2018	0.850%		6,000	(47)	(46)	(1)
Newell Rubbermaid, Inc.	GST	(1.000%	)	09/20/2017	0.749%		9,800	(125)	48	(173)
Newell Rubbermaid, Inc.	GST	(1.000%	)	03/20/2018	0.850%		5,900	(47)	(46)	(1)
Noble Corp.	FBF	(1.000%	)	03/20/2017	1.054%		9,500	39	14	25
Nordstrom, Inc.	BOA	(1.000%	)	09/20/2016	0.463%		6,800	(130)	(20)	(110)
Nordstrom, Inc.	BOA	(1.000%	)	12/20/2017	0.703%		19,800	(281)	(174)	(107)

116	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Nordstrom, Inc.	BRC	(1.000%	)	12/20/2017	0.703%	$	11,600	$(165)	$(79)	$(86)
Nordstrom, Inc.	BRC	(1.000%	)	03/20/2018	0.752%		6,100	(75)	(64)	(11)
Nordstrom, Inc.	DUB	(1.000%	)	12/20/2017	0.703%		7,200	(102)	(39)	(63)
Nordstrom, Inc.	FBF	(1.000%	)	09/20/2016	0.463%		10,300	(197)	(30)	(167)
Nordstrom, Inc.	FBF	(1.000%	)	12/20/2017	0.703%		15,600	(222)	(85)	(137)
Nordstrom, Inc.	UAG	(1.000%	)	12/20/2017	0.703%		6,000	(85)	(32)	(53)
Norfolk Southern Corp.	CBK	(1.000%	)	09/20/2017	0.271%		15,500	(533)	(462)	(71)
Northrop Grumman Systems Corp.	DUB	(1.000%	)	09/20/2017	0.397%		15,700	(439)	(420)	(19)
Northrop Grumman Systems Corp.	JPM	(1.000%	)	06/20/2017	0.366%		23,700	(665)	(749)	84
Office Depot, Inc.	BOA	(5.000%	)	09/20/2013	0.372%		6,500	(158)	(117)	(41)
Office Depot, Inc.	DUB	(5.000%	)	09/20/2013	0.372%		2,000	(48)	(47)	(1)
Omnicom Group, Inc.	BRC	(1.000%	)	03/20/2018	0.601%		3,100	(61)	(70)	9
Omnicom Group, Inc.	DUB	(1.000%	)	03/20/2018	0.601%		6,000	(118)	(133)	15
Pactiv LLC	MYC	(5.000%	)	06/20/2017	3.390%		5,000	(333)	(328)	(5)
Pearson Dollar Finance PLC	BRC	(0.770%	)	06/20/2018	0.823%		6,000	19	0	19
Pearson Dollar Finance PLC	DUB	(1.000%	)	06/20/2018	0.823%		19,925	(172)	(268)	96
PulteGroup, Inc.	BPS	(1.000%	)	03/20/2015	0.724%		4,800	(31)	314	(345)
Qwest Corp.	BRC	(1.000%	)	03/20/2018	0.966%		9,000	(42)	(43)	1
Qwest Corp.	GST	(1.000%	)	03/20/2018	0.966%		9,400	(44)	0	(44)
Rabobank Group	BRC	(1.000%	)	03/20/2017	0.894%	EUR	12,700	(63)	272	(335)
Rabobank Group	CBK	(1.000%	)	03/20/2017	0.894%		16,500	(81)	228	(309)
Raytheon Co.	BRC	(1.000%	)	03/20/2018	0.450%	$	15,300	(424)	(428)	4
Raytheon Co.	CBK	(1.000%	)	06/20/2017	0.371%		15,900	(443)	(502)	59
Raytheon Co.	FBF	(1.000%	)	09/20/2016	0.313%		17,700	(445)	(511)	66
Raytheon Co.	JPM	(1.000%	)	06/20/2017	0.371%		23,300	(650)	(748)	98
Rohm & Haas Co.	BOA	(1.000%	)	09/20/2017	0.377%		1,000	(29)	(11)	(18)
Royal Bank of Scotland Group PLC	SOG	(3.000%	)	03/20/2015	2.390%		4,500	(72)	(9)	(63)
RPM International, Inc.	GST	(1.000%	)	03/20/2018	1.144%		4,000	26	59	(33)
RR Donnelley & Sons Co.	DUB	(1.000%	)	06/20/2014	0.544%		600	(5)	35	(40)
Ryder System, Inc.	BOA	(1.000%	)	03/20/2016	0.556%		34,900	(514)	285	(799)
Ryder System, Inc.	BPS	(1.000%	)	09/20/2016	0.658%		17,700	(239)	103	(342)
Ryder System, Inc.	MYC	(1.000%	)	09/20/2016	0.658%		17,800	(241)	103	(344)
Ryder System, Inc.	UAG	(1.000%	)	06/20/2016	0.592%		7,600	(111)	62	(173)
Ryland Group, Inc.	DUB	(1.000%	)	03/20/2015	0.779%		4,800	(19)	216	(235)
Sempra Energy	BRC	(1.100%	)	03/20/2014	0.079%		16,100	(169)	0	(169)
Southwest Airlines Co.	BOA	(1.000%	)	03/20/2016	0.517%		17,700	(270)	231	(501)
Standard Chartered PLC	BOA	(1.000%	)	06/20/2017	1.068%	EUR	9,300	30	298	(268)
Standard Chartered PLC	CBK	(1.000%	)	06/20/2017	1.068%		7,600	25	265	(240)
Standard Chartered PLC	GST	(1.000%	)	06/20/2017	1.068%		7,900	26	276	(250)
Stanley Black & Decker, Inc.	GST	(1.000%	)	09/20/2017	0.583%	$	9,600	(175)	(144)	(31)
Staples, Inc.	BOA	(3.750%	)	03/20/2014	0.327%		3,000	(105)	0	(105)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(1.000%	)	03/20/2017	0.717%		9,600	(113)	46	(159)
Starwood Hotels & Resorts Worldwide, Inc.	FBF	(1.000%	)	03/20/2017	0.717%		17,000	(200)	81	(281)
Starwood Hotels & Resorts Worldwide, Inc.	GST	(1.000%	)	03/20/2016	0.507%		10,900	(164)	71	(235)
Starwood Hotels & Resorts Worldwide, Inc.	GST	(1.000%	)	03/20/2017	0.717%		7,000	(82)	44	(126)
Sweden Government Bond	BOA	(0.250%	)	09/20/2021	0.400%		51,300	734	943	(209)
Sweden Government Bond	BPS	(0.250%	)	09/20/2021	0.400%		17,900	256	300	(44)
Talisman Energy, Inc.	BOA	(1.000%	)	06/20/2019	1.558%		4,000	133	48	85
Target Corp.	BOA	(1.000%	)	09/20/2016	0.254%		16,900	(454)	(360)	(94)
Target Corp.	BOA	(1.000%	)	03/20/2017	0.296%		82,300	(2,380)	(1,987)	(393)
Target Corp.	BOA	(1.000%	)	06/20/2017	0.314%		18,700	(560)	(552)	(8)
Target Corp.	BOA	(1.000%	)	09/20/2017	0.342%		31,000	(937)	(879)	(58)
Target Corp.	FBF	(1.000%	)	06/20/2017	0.314%		16,600	(498)	(486)	(12)
Target Corp.	GST	(1.000%	)	03/20/2018	0.387%		16,800	(516)	(506)	(10)
Target Corp.	JPM	(1.000%	)	09/20/2016	0.254%		24,000	(644)	(535)	(109)
Target Corp.	MYC	(1.000%	)	06/20/2016	0.227%		18,500	(478)	(421)	(57)
Tate & Lyle International Finance PLC	BRC	(1.150%	)	06/20/2016	0.476%		1,400	(31)	0	(31)
Telefonaktiebolaget LM Ericsson	BPS	(1.000%	)	09/20/2017	0.858%	EUR	6,500	(55)	203	(258)
Telefonaktiebolaget LM Ericsson	FBF	(1.000%	)	09/20/2017	0.858%		9,500	(80)	320	(400)
Toll Brothers Finance Corp.	BPS	(1.000%	)	12/20/2017	1.450%	$	2,000	44	109	(65)
Turkey Government International Bond	CBK	(1.000%	)	03/20/2021	1.788%		29,300	1,659	2,138	(479)
Turkey Government International Bond	CBK	(1.000%	)	06/20/2021	1.805%		18,700	1,110	1,406	(296)
Turkey Government International Bond	FBF	(1.000%	)	06/20/2021	1.805%		3,200	190	243	(53)
Union Pacific Corp.	FBF	(1.000%	)	09/20/2016	0.194%		17,200	(504)	(505)	1
Union Pacific Corp.	UAG	(1.000%	)	09/20/2017	0.254%		9,700	(332)	(289)	(43)
United Parcel Service of America, Inc.	BPS	(1.000%	)	09/20/2017	0.248%		1,500	(51)	(49)	(2)
United Parcel Service of America, Inc.	FBF	(1.000%	)	09/20/2016	0.187%		17,200	(497)	(505)	8
United Parcel Service of America, Inc.	JPM	(1.000%	)	03/20/2021	0.505%		9,800	(350)	(323)	(27)
Wal-Mart Stores, Inc.	BOA	(1.000%	)	06/20/2017	0.300%		31,500	(954)	(987)	33
Wal-Mart Stores, Inc.	BOA	(1.000%	)	03/20/2021	0.576%		17,700	(542)	(523)	(19)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	117

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Wal-Mart Stores, Inc.	BOA	(1.000%	)	06/20/2021	0.586%	$	17,300	$(528)	$(399)	$(129)
Wells Fargo & Co.	BOA	(1.000%	)	09/20/2016	0.429%		40,400	(809)	427	(1,236)
Wells Fargo & Co.	BOA	(1.000%	)	12/20/2016	0.472%		15,500	(312)	349	(661)
Wells Fargo & Co.	DUB	(1.000%	)	09/20/2016	0.429%		55,400	(1,110)	625	(1,735)
Wells Fargo & Co.	DUB	(1.000%	)	12/20/2016	0.472%		15,500	(312)	385	(697)
Wells Fargo & Co.	MYC	(1.000%	)	09/20/2016	0.429%		25,000	(501)	368	(869)
Wells Fargo & Co.	MYC	(1.000%	)	12/20/2016	0.472%		21,000	(422)	527	(949)
Whirlpool Corp.	BRC	(1.000%	)	12/20/2017	0.964%		10,000	(24)	170	(194)
Whirlpool Corp.	CBK	(1.000%	)	06/20/2014	0.113%		5,000	(57)	354	(411)
Whirlpool Corp.	FBF	(1.000%	)	12/20/2017	0.964%		4,700	(12)	95	(107)
Williams Cos., Inc.	BRC	(1.000%	)	09/20/2016	0.879%		17,200	(78)	416	(494)
WPP Ltd.	DUB	(1.000%	)	06/20/2014	0.183%		18,751	(195)	(237)	42
Wyeth LLC	BRC	(0.390%	)	09/20/2013	0.020%		1,000	(2)	0	(2)
Yum! Brands, Inc.	BRC	(1.000%	)	12/20/2017	0.587%		30,600	(639)	(594)	(45)

								$(16,361)	$25,918	$(42,279)

Credit Default Swaps on Corporate, Sovereign and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AES Corp.	CBK	5.000%	09/20/2016	1.722%	$	2,400	$274	$136	$138
AES Corp.	MYC	5.000%	09/20/2016	1.722%		5,000	571	283	288
Ally Financial, Inc.	DUB	5.000%	12/20/2020	2.434%		34,600	5,931	1,502	4,429
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2023	1.130%		3,000	(40)	(115)	75
BP Capital Markets America, Inc.	BRC	1.000%	06/20/2015	0.323%	EUR	4,300	87	(647)	734
Brazil Government International Bond	BRC	1.000%	09/20/2021	1.695%	$	36,100	(1,898)	(1,547)	(351)
Brazil Government International Bond	CBK	1.000%	09/20/2021	1.695%		14,800	(779)	(636)	(143)
Brazil Government International Bond	DUB	1.000%	09/20/2021	1.695%		4,000	(211)	(172)	(39)
Brazil Government International Bond	HUS	1.000%	09/20/2021	1.695%		24,200	(1,272)	(1,039)	(233)
Brazil Government International Bond	JPM	1.000%	09/20/2021	1.695%		34,300	(1,804)	(1,532)	(272)
Brazil Government International Bond	RYL	1.000%	09/20/2021	1.695%		9,000	(473)	(376)	(97)
California State General Obligation Bonds, Series 2003	CBK	1.000%	03/20/2023	1.274%		19,300	(404)	(422)	18
China Government International Bond	CBK	1.000%	12/20/2016	0.494%		2,100	41	(100)	141
China Government International Bond	DUB	1.000%	12/20/2016	0.494%		3,100	60	(157)	217
China Government International Bond	JPM	1.000%	12/20/2016	0.494%		4,100	80	(205)	285
Dell, Inc.	BPS	1.000%	03/20/2020	4.405%		9,700	(1,957)	(2,010)	53
Dell, Inc.	MYC	1.000%	03/20/2020	4.405%		6,500	(1,311)	(1,366)	55
DISH DBS Corp.	CBK	5.000%	09/20/2021	3.424%		7,500	732	647	85
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	03/20/2016	0.331%		2,000	40	(6)	46
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	06/20/2016	0.358%		2,000	42	(15)	57
Ensco PLC	FBF	1.000%	03/20/2014	0.303%		29,300	212	(218)	430
Goldman Sachs Group, Inc.	BRC	1.000%	12/20/2017	1.259%		18,500	(203)	(740)	537
Qatar Government International Bond	HUS	1.000%	03/20/2016	0.360%		2,000	39	(1)	40
Qatar Government International Bond	HUS	1.000%	06/20/2016	0.386%		1,000	20	(7)	27
Qatar Government International Bond	JPM	1.000%	03/20/2016	0.360%		1,500	29	(6)	35
Qatar Government International Bond	MYC	1.000%	06/20/2016	0.386%		1,000	20	(7)	27
Safeway, Inc.	BOA	1.000%	12/20/2022	2.929%		6,100	(938)	(1,436)	498
Valeant Pharmaceuticals International	GST	5.000%	06/20/2016	2.300%		4,000	337	(63)	400

							$(2,775)	$(10,255)	$7,480

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.AAA.6-2 Index	BOA	(0.110%	)	05/25/2046	$	11,700	$3,573	$4,738	$(1,165)
ABX.HE.AAA.6-2 Index	DUB	(0.110%	)	05/25/2046		9,285	2,835	2,971	(136)
ABX.HE.AAA.6-2 Index	JPM	(0.110%	)	05/25/2046		8,636	2,637	3,530	(893)
ABX.HE.AAA.6-2 Index	MYC	(0.110%	)	05/25/2046		5,943	1,815	2,422	(607)
ABX.HE.AAA.7-1 Index	BRC	(0.090%	)	08/25/2037		5,915	2,735	3,061	(326)
ABX.HE.AAA.7-1 Index	GST	(0.090%	)	08/25/2037		14,560	6,732	7,498	(766)
ABX.HE.AAA.7-1 Index	MYC	(0.090%	)	08/25/2037		20,838	9,636	10,738	(1,102)
iTraxx Europe 9 10-Year Index 22-100%	UAG	(0.250%	)	06/20/2018	EUR	331,300	5,602	2,612	2,990
iTraxx Europe 15 Index 9-12%	MYC	(1.000%	)	06/20/2016		125,700	3,501	16,936	(13,435)
iTraxx Europe 17 Index	BPS	(1.000%	)	06/20/2017		41,850	179	522	(343)
iTraxx Europe 17 Index	DUB	(1.000%	)	06/20/2017		194,500	831	2,155	(1,324)
iTraxx Europe Crossover 17 Index	CBK	(5.000%	)	06/20/2017		49,700	(3,503)	199	(3,702)
iTraxx Europe Crossover 17 Index	DUB	(5.000%	)	06/20/2017		900	(63)	4	(67)

118	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Credit Default Swaps on Credit Indices - Buy Protection (1) (Cont.)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover 17 Index	UAG	(5.000%	)	06/20/2017	EUR	31,600	$(2,227)	$(533)	$(1,694)
iTraxx Europe Senior Financials 16 Index	JPM	(1.000%	)	12/20/2016		41,500	1,770	2,312	(542)
iTraxx Europe Senior Financials 17 Index	MYC	(1.000%	)	06/20/2017		96,700	4,499	4,949	(450)
iTraxx Japan 16 5-Year Index	BOA	(1.000%	)	12/20/2016	JPY	1,320,000	(69)	687	(756)
iTraxx Japan 16 5-Year Index	BRC	(1.000%	)	12/20/2016		670,000	(35)	349	(384)
iTraxx Japan 16 5-Year Index	FBF	(1.000%	)	12/20/2016		1,340,000	(69)	690	(759)
iTraxx Japan 16 5-Year Index	GST	(1.000%	)	12/20/2016		1,350,000	(70)	703	(773)

							$40,309	$66,543	$(26,234)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums (Received)	Unrealized Appreciation
iTraxx Europe 9 10-Year Index 22-100%	MYC	0.250%	06/20/2018	EUR	345,400	$(5,840)	$(12,637)	$6,797

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed/ Floating Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	BPS	EUR	8,200	$72	$(27)	$99
Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	FBF		6,250	56	(26)	82
Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	GLM		8,100	72	28	44
Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	MYC		8,100	72	13	59
Pay	1-Year BRL-CDI	7.550%	01/02/2015	GLM	BRL	389,100	(2,106)	(971)	(1,135)
Pay	1-Year BRL-CDI	7.585%	01/02/2015	BOA		407,900	(2,077)	(858)	(1,219)
Pay	1-Year BRL-CDI	7.620%	01/02/2015	DUB		651,600	(3,172)	(1,341)	(1,831)
Pay	1-Year BRL-CDI	7.775%	01/02/2015	HUS		136,100	(446)	(85)	(361)
Pay	1-Year BRL-CDI	7.795%	01/02/2015	MYC		173,900	(540)	(46)	(494)
Pay	1-Year BRL-CDI	7.890%	01/02/2015	JPM		376,600	(897)	138	(1,035)
Pay	1-Year BRL-CDI	7.915%	01/02/2015	BRC		836,200	(2,373)	(50)	(2,323)
Pay	1-Year BRL-CDI	8.075%	01/02/2015	HUS		334,700	(111)	643	(754)
Pay	1-Year BRL-CDI	8.150%	01/02/2015	GLM		262,700	(322)	(21)	(301)
Pay	1-Year BRL-CDI	8.160%	01/02/2015	BOA		239,400	(275)	(10)	(265)
Pay	1-Year BRL-CDI	8.430%	01/02/2015	DUB		98,500	348	622	(274)
Pay	1-Year BRL-CDI	8.440%	01/02/2015	BOA		370,700	1,344	2,310	(966)
Pay	1-Year BRL-CDI	8.630%	01/02/2015	MYC		9,100	51	75	(24)
Pay	1-Year BRL-CDI	9.880%	01/02/2015	BOA		222,300	4,114	0	4,114
Pay	1-Year BRL-CDI	9.890%	01/02/2015	BOA		2,100	39	0	39
Pay	1-Year BRL-CDI	9.930%	01/02/2015	MYC		1,006,500	19,164	665	18,499
Pay	1-Year BRL-CDI	9.940%	01/02/2015	GLM		96,300	1,843	0	1,843
Pay	1-Year BRL-CDI	9.980%	01/02/2015	JPM		77,900	1,527	(29)	1,556
Pay	1-Year BRL-CDI	10.135%	01/02/2015	HUS		772,100	16,406	2,512	13,894
Pay	1-Year BRL-CDI	10.140%	01/02/2015	DUB		14,700	313	4	309
Pay	1-Year BRL-CDI	10.605%	01/02/2015	MYC		470,500	12,211	1,948	10,263
Pay	1-Year BRL-CDI	8.200%	01/02/2017	UAG		147,400	(1,621)	(274)	(1,347)
Pay	1-Year BRL-CDI	8.300%	01/02/2017	GLM		59,400	(548)	101	(649)
Pay	1-Year BRL-CDI	8.420%	01/02/2017	BOA		147,200	(1,165)	287	(1,452)
Pay	1-Year BRL-CDI	8.485%	01/02/2017	BPS		22,000	(143)	0	(143)
Pay	1-Year BRL-CDI	8.600%	01/02/2017	BOA		522,800	(3,300)	(1,908)	(1,392)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	119

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed/ Floating Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	8.600%	01/02/2017	DUB	BRL	359,100	$(2,267)	$(1,299)	$(968)
Pay	1-Year BRL-CDI	8.720%	01/02/2017	GLM		321,200	(1,556)	(580)	(976)
Pay	1-Year BRL-CDI	8.860%	01/02/2017	BOA		161,300	(57)	1,400	(1,457)
Pay	3-Month SEK-STIBOR	2.500%	09/15/2016	BRC	SEK	818,500	4,469	(309)	4,778
Pay	3-Month USD-LIBOR	0.120%	09/10/2014	GLM	$	1,000	0	0	0
Pay	6-Month AUD-BBR-BBSW	4.750%	12/14/2017	UAG	AUD	173,600	10,666	804	9,862
Pay	6-Month AUD-BBR-BBSW	4.750%	12/15/2017	UAG		174,600	10,716	1,243	9,473
Pay	6-Month AUD-BBR-BBSW	4.750%	03/15/2018	BRC		32,900	1,916	161	1,755
Pay	6-Month AUD-BBR-BBSW	4.750%	03/15/2018	FBF		34,800	2,027	172	1,855
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023	BOA		17,300	(69)	100	(169)
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023	GLM		2,700	(10)	(4)	(6)
Pay	6-Month AUD-BBR-BBSW	4.250%	03/15/2023	BOA		25,700	465	98	367
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	HUS	MXN	1,128,500	13,169	3,661	9,508
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	MYC		392,100	4,576	1,349	3,227

							$82,581	$10,496	$72,085

(r)	Purchased options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.950%	04/29/2013	$	599,400	$1,019	$1,049
Call - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	0.950%	06/10/2013		597,700	657	1,340
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.000%	03/07/2014		105,200	192	88
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	3.000%	03/07/2014		183,900	330	154
Call - OTC 30-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.900%	04/22/2013		44,300	300	278
Call - OTC 30-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.860%	04/29/2013		72,400	491	415
Call - OTC 30-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Pay	2.900%	04/22/2013		20,600	135	130
Call - OTC 30-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.900%	04/22/2013		44,300	250	278
Put - OTC 30-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	7.000%	12/13/2013		719,000	11,504	1
Call - OTC 30-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.900%	04/22/2013		15,900	106	100
Put - OTC 30-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	3.270%	04/29/2013		130,100	1,725	339
Put - OTC 30-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	2.950%	07/08/2013		328,400	15,468	13,113
Call - OTC 30-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.860%	04/29/2013		27,400	183	183
Put - OTC 30-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.650%	12/13/2013		463,600	52,434	807
Call - OTC 30-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.900%	04/22/2013		36,600	262	230
Put - OTC 30-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	3.050%	06/11/2013		186,400	3,281	4,374
Put - OTC 30-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	3.250%	06/18/2013		248,300	5,587	2,796
Put - OTC 30-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	4.350%	02/29/2016		148,700	6,781	6,292
Put - OTC 30-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		207,300	16,524	18,270
Put - OTC 30-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Receive	3.800%	12/18/2013	EUR	191,700	23,821	305
Put - OTC 30-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Receive	3.800%	12/18/2013		113,200	12,418	180

								$153,468	$50,722

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC CDX.HY-19 5-Year Index	BOA	Buy	100.750%	04/17/2013	$	96,600	$1,742	$80
Put - OTC CDX.HY-19 5-Year Index	BOA	Buy	104.000%	04/17/2013		47,500	333	344
Put - OTC CDX.HY-19 5-Year Index	GST	Buy	104.000%	04/17/2013		47,600	362	345
Put - OTC CDX.HY-19 5-Year Index	MYC	Buy	104.000%	04/17/2013		95,200	695	690

							$3,132	$1,459

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC AUD versus USD	CBK	$	1.005	04/09/2013	AUD	32,030	$917	$3
Put - OTC EUR versus USD	CBK		1.295	04/02/2013	EUR	122,400	4,125	1,692
Put - OTC EUR versus USD	CBK		1.290	04/09/2013		25,490	869	332
Put - OTC EUR versus USD	UAG		1.240	07/16/2013		91,200	666	990
Put - OTC EUR versus USD	BRC		1.240	07/16/2013		122,600	836	1,331
Put - OTC GBP versus USD	MSX		1.560	04/16/2013	GBP	127,500	1,122	5,239
Put - OTC USD versus BRL	GLM	BRL	1.956	02/13/2014	$	57,600	806	467
Put - OTC USD versus BRL	MSX		1.956	02/13/2014		94,600	1,301	766
Put - OTC USD versus BRL	JPM		1.956	02/13/2014		108,024	1,484	875

120	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

Foreign Currency Options (Cont.)
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC USD versus BRL	BOA	BRL	1.956	02/13/2014	$	45,624	$620	$370
Call - OTC USD versus CNY	DUB	CNY	6.336	04/11/2013		255,900	3,293	8
Call - OTC USD versus CNY	JPM		6.420	09/11/2013		64,000	650	42
Call - OTC USD versus CNY	FBF		6.420	09/11/2013		61,700	620	41
Put - OTC USD versus CNY	FBF		6.420	09/11/2013		61,700	620	1,277
Put - OTC USD versus CNY	JPM		6.420	09/11/2013		64,000	650	1,325
Call - OTC USD versus CNY	DUB		6.552	10/11/2013		94,000	529	27
Call - OTC USD versus CNY	HUS		6.354	11/04/2013		130,800	1,298	284
Call - OTC USD versus CNY	HUS		6.272	01/13/2014		62,000	592	537
Call - OTC USD versus CNY	UAG		6.400	01/14/2014		128,800	549	298
Call - OTC USD versus CNY	UAG		6.410	02/26/2014		59,723	217	165
Call - OTC USD versus CNY	CBK		6.410	02/26/2014		114,703	419	317
Call - OTC USD versus CNY	BRC		6.410	02/26/2014		120,202	427	332
Put - OTC USD versus INR	JPM	INR	53.000	09/02/2013		61,324	613	329
Put - OTC USD versus INR	JPM		53.500	02/28/2014		61,324	903	637
Put - OTC USD versus RUB	UAG	RUB	30.000	02/13/2014		61,000	872	388
Put - OTC USD versus RUB	HUS		30.000	02/13/2014		139,900	1,906	891
Put - OTC USD versus RUB	FBF		30.000	02/13/2014		236,900	3,331	1,509
Put - OTC USD versus RUB	CBK		30.000	02/13/2014		20,800	278	132

							$30,513	$20,604

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE Volatility S&P 500 Index	20.000	04/17/2013	19,030	$1,006	$523

(s)	Written options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013	EUR	455,500	$972	$(103)
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.850%	04/24/2013		146,100	202	(2)
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		120,200	205	(27)
Put - OTC 2-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		217,800	467	(49)
Put - OTC 2-Year Interest Rate Swap	MYC	6-Month EUR-EURIBOR	Pay	0.850%	04/24/2013		98,500	140	(1)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.300%	04/29/2013	$	108,300	295	(16)
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		104,000	182	(16)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	1.350%	04/29/2013		599,400	1,498	(55)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		328,000	690	(49)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.350%	06/10/2013		597,700	1,404	(532)
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		358,700	837	(54)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	3.530%	02/29/2016		612,800	7,526	(7,112)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		870,300	16,536	(15,439)
Put - OTC 5-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.500%	06/03/2013	EUR	207,700	902	(33)
Put - OTC 5-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		346,100	1,842	(149)
Put - OTC 5-Year Interest Rate Swap	CBK	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		41,300	186	(18)
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		102,900	537	(44)
Put - OTC 5-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.500%	06/03/2013		35,600	168	(6)
Put - OTC 5-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		103,000	608	(44)
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.960%	04/22/2013	$	98,900	289	(323)
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.920%	04/29/2013		161,800	447	(422)
Call - OTC 10-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Receive	1.960%	04/22/2013		46,100	117	(150)
Call - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		19,500	82	(71)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		19,500	146	(60)
Call - OTC 10-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	1.960%	04/22/2013		98,900	226	(323)
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		133,600	267	(489)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		133,600	842	(410)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.960%	04/22/2013		35,500	93	(116)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		86,800	348	(317)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		86,800	649	(267)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.920%	04/29/2013		61,300	177	(177)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.960%	04/22/2013		81,700	228	(267)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		155,800	644	(570)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		155,800	1,208	(479)

								$40,960	$(28,190)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	121

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC USD versus JPY	BOA	JPY	87.900	06/20/2013	$	119,100	$374	$(471)

Options on Indices
Description	Index Value	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOE Volatility S&P 500 Index	15.000	04/17/2013	19,030	$2,454	$(1,682)

Options on Securities
Description	Counterparty	Strike Price		Expiration Date	Notional Amount		Premium	Market Value
Call - OTC Fannie Mae 3.500% due 05/01/2043	GSC	$	105.875	05/06/2013	$	317,000	$792	$(810)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2012	0	$7,074,500	EUR	1,746,900	$79,401
Sales	19,030	12,349,400		2,390,200	84,309
Closing Buys	0	(6,591,100)		0	(34,427)
Expirations	0	(5,848,700)		(1,364,000)	(60,592)
Exercised	0	(1,593,200)		(898,400)	(24,111)

Balance at 03/31/2013	19,030	$5,390,900	EUR	1,874,700	$44,580

(t)	Restricted securities as of March 31, 2013:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
United Airlines, Inc.	8.850%	05/07/2024	12/02/2009	$40	$0	0.00%

(u)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (6)
Fannie Mae	3.000%	04/01/2028	$196,000	$205,463	$(206,129)
Fannie Mae	3.000%	05/01/2028	19,000	19,941	(19,952)
Fannie Mae	3.000%	04/01/2043	218,000	222,530	(224,915)
Fannie Mae	3.500%	04/01/2028	466,400	493,148	(494,530)
Fannie Mae	3.500%	04/01/2043	1,866,400	1,954,650	(1,971,385)
Fannie Mae	4.000%	04/01/2028	127,400	136,032	(136,333)
Fannie Mae	4.000%	04/01/2043	516,090	547,989	(550,362)
Fannie Mae	4.500%	04/01/2028	4,000	4,291	(4,304)
Fannie Mae	4.500%	04/01/2043	567,000	608,840	(611,031)
Fannie Mae	5.000%	04/01/2028	68,000	73,427	(73,373)
Fannie Mae	5.000%	04/01/2043	294,390	318,585	(318,953)
Fannie Mae	5.500%	04/01/2028	11,000	11,768	(11,782)
Fannie Mae	5.500%	04/01/2043	5,000	5,445	(5,454)
Fannie Mae	6.000%	04/01/2043	104,500	114,476	(114,476)
Freddie Mac	4.000%	04/01/2043	13,000	13,762	(13,821)
Freddie Mac	5.000%	04/01/2043	128,300	137,682	(138,003)
Ginnie Mae	3.500%	04/01/2043	1,405,300	1,508,362	(1,512,015)
Ginnie Mae	3.500%	05/01/2043	1,667,000	1,783,359	(1,788,118)
Ginnie Mae	4.000%	05/01/2043	296,000	321,405	(322,050)
Ginnie Mae	6.000%	05/01/2043	10,000	11,248	(11,242)
Ginnie Mae	6.500%	05/01/2043	8,000	9,129	(9,122)
U.S. Treasury Bonds	3.125%	02/15/2042	92,000	90,200	(93,050)
U.S. Treasury Bonds	3.875%	08/15/2040	12,400	14,156	(14,436)
U.S. Treasury Bonds	4.625%	02/15/2040	29,300	37,290	(38,401)
U.S. Treasury Inflation Protected Securities	0.625%	07/15/2021	15,441	17,557	(17,710)
U.S. Treasury Notes	1.000%	09/30/2016	303,600	308,732	(309,422)
U.S. Treasury Notes	1.125%	12/31/2019	92,400	92,189	(92,442)
U.S. Treasury Notes	1.250%	01/31/2019	48,800	49,632	(49,763)
U.S. Treasury Notes	1.375%	12/31/2018	9,200	9,391	(9,465)
U.S. Treasury Notes	2.625%	01/31/2018	104,900	114,401	(114,981)
U.S. Treasury Notes	3.750%	11/15/2018	4,800	5,536	(5,630)

				$9,240,616	$(9,282,650)

(6)	Market value includes $1,746 of interest payable on short sales.

122	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(v)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	BRL	101,246	$	51,081	BOA	$978	$0	$978
04/2013		30,872		15,600	BPS	322	0	322
04/2013		4,838		2,402	BRC	8	0	8
04/2013		17,503		8,837	DUB	176	0	176
04/2013		179,937		90,909	FBF	1,864	0	1,864
04/2013		46,516		23,515	GLM	496	0	496
04/2013		60,757		30,675	HUS	608	0	608
04/2013		22,654		11,406	JPM	195	0	195
04/2013		82,469		41,706	MSC	895	0	895
04/2013		421,202		209,959	UAG	1,520	0	1,520
04/2013	EUR	21,005		27,420	BPS	495	0	495
04/2013		758,367		992,707	CBK	20,594	0	20,594
04/2013		92,071		122,351	GLM	4,330	0	4,330
04/2013		29,612		38,583	JPM	625	0	625
04/2013	GBP	269,190		407,659	BRC	0	(1,361)	(1,361)
04/2013		69,384		104,753	DUB	0	(673)	(673)
04/2013		59,465		88,639	JPM	0	(1,715)	(1,715)
04/2013	JPY	3,376,950		37,939	BRC	2,062	0	2,062
04/2013		2,387,109		25,576	DUB	215	0	215
04/2013		1,663,471		18,111	HUS	438	0	438
04/2013		3,376,950		37,879	UAG	2,002	0	2,002
04/2013	MXN	1,087,569		82,371	HUS	0	(5,673)	(5,673)
04/2013	RUB	370,425		11,961	HUS	101	0	101
04/2013		1,070,351		34,541	JPM	273	0	273
04/2013	TRY	230,053		127,397	JPM	723	0	723
04/2013	$	50,276	BRL	101,246	BOA	0	(173)	(173)
04/2013		15,330		30,872	BPS	0	(53)	(53)
04/2013		2,422		4,838	BRC	0	(28)	(28)
04/2013		8,691		17,503	DUB	0	(30)	(30)
04/2013		90,832		179,937	FBF	0	(1,787)	(1,787)
04/2013		23,070		46,516	GLM	22	(73)	(51)
04/2013		30,172		60,757	HUS	0	(105)	(105)
04/2013		11,265		22,654	JPM	0	(54)	(54)
04/2013		40,952		82,469	MSC	0	(141)	(141)
04/2013		207,198		421,202	UAG	2,643	(1,403)	1,240
04/2013		22,023	EUR	17,118	BPS	0	(81)	(81)
04/2013		19,950		15,445	FBF	0	(152)	(152)
04/2013		6,281		4,850	RBC	0	(64)	(64)
04/2013		8,466	GBP	5,600	JPM	43	0	43
04/2013		173,142		113,521	RYL	0	(652)	(652)
04/2013		620	JPY	54,822	DUB	0	(38)	(38)
04/2013		1,644		146,366	HUS	0	(89)	(89)
04/2013		701		62,084	WST	0	(42)	(42)
04/2013		821	MXN	10,745	DUB	49	0	49
04/2013		924		11,840	HUS	35	0	35
04/2013		5,335		69,808	JPM	316	0	316
04/2013		20,176		250,051	MSC	67	0	67
04/2013		60,254		745,126	UAG	70	(3)	67
04/2013		47,280	RUB	1,466,871	GLM	0	(317)	(317)
05/2013	AUD	1,012,504	$	1,036,953	BOA	0	(14,935)	(14,935)
05/2013		6,241		6,471	BRC	0	(13)	(13)
05/2013	EUR	863,642		1,104,064	BPS	0	(3,204)	(3,204)
05/2013	GBP	278,918		421,512	FBF	0	(2,222)	(2,222)
05/2013	HUF	3,425,850		15,025	BRC	667	0	667
05/2013		18,241,734		82,928	GLM	6,476	0	6,476
05/2013		9,019,034		40,577	HUS	2,778	0	2,778
05/2013		3,410,790		14,978	MSC	683	0	683
05/2013		8,276,982		37,045	UAG	2,355	0	2,355
05/2013	$	1,668	EUR	1,300	DUB	0	(1)	(1)
06/2013	BRL	191,220	$	95,276	UAG	1,302	0	1,302
06/2013	CAD	322,852		314,008	BRC	0	(3,244)	(3,244)
06/2013	EUR	178,800		240,575	JPM	11,262	0	11,262
06/2013	MXN	248,712		19,928	MSC	0	(48)	(48)
06/2013		727,740		58,455	UAG	5	0	5
06/2013	$	68,946	BRL	137,113	FBF	0	(1,562)	(1,562)
06/2013		379	MXN	4,796	JPM	6	0	6
08/2013		278,502	CNY	1,747,880	BRC	0	(412)	(412)
08/2013		27,956		175,119	DUB	0	(95)	(95)
08/2013		18,919		119,000	RYL	14	0	14
08/2013		504,035		3,162,608	UAG	0	(859)	(859)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	123

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
09/2013	EUR	347,502	$	453,681	BRC	$7,657	$0	$7,657
09/2013		100,000		122,680	HUS	0	(5,671)	(5,671)
09/2013		100,000		122,611	JPM	0	(5,741)	(5,741)
09/2013		66,900		86,753	UAG	885	0	885
10/2013	$	7,000	CNY	44,457	HUS	67	0	67
02/2014	BRL	23,734	$	11,406	BOA	207	0	207
02/2014		29,874		14,400	GLM	305	0	305
02/2014		32,386		15,600	JPM	320	0	320
02/2014	$	11,406	BRL	23,734	BOA	0	(207)	(207)
02/2014		15,600		32,386	BPS	0	(320)	(320)
02/2014		14,400		29,874	GLM	0	(304)	(304)
03/2014	RUB	486,446	$	14,940	CBK	125	0	125
03/2014		469,294		14,411	FBF	118	0	118
03/2014		486,063		14,929	UAG	126	0	126
03/2014	$	31,290	RUB	1,019,428	GLM	0	(242)	(242)
03/2014		13,370		435,528	JPM	0	(106)	(106)
04/2014		8,166	CNY	50,000	RYL	0	(244)	(244)
10/2016	JPY	14,171,622	$	200,296	DUB	43,683	0	43,683

						$121,206	$(54,137)	$67,069

(w)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Bank Loan Obligations	$0	$440,176	$54,268	$494,444
Corporate Bonds & Notes
Banking & Finance	0	3,126,562	27,317	3,153,879
Industrials	0	796,249	18,141	814,390
Utilities	0	259,943	1,593	261,536
Municipal Bonds & Notes
Alaska	0	25,515	0	25,515
Arizona	0	3,594	0	3,594
California	0	424,782	0	424,782
Colorado	0	22,238	0	22,238
District of Columbia	0	14,058	0	14,058
Florida	0	8,252	0	8,252
Georgia	0	10,285	0	10,285
Illinois	0	28,521	0	28,521
Indiana	0	11,441	0	11,441
Louisiana	0	294	0	294
Massachusetts	0	8,454	0	8,454
Minnesota	0	9,890	0	9,890
Nevada	0	1,663	0	1,663
New Jersey	0	45,535	0	45,535
New York	0	129,319	0	129,319
North Carolina	0	3,663	0	3,663
Ohio	0	35,728	0	35,728
Pennsylvania	0	8,560	0	8,560
Puerto Rico	0	16	0	16
Texas	0	25,652	0	25,652
Virginia	0	773	0	773
Washington	0	58,207	0	58,207
West Virginia	0	4,905	0	4,905
U.S. Government Agencies	0	6,340,822	23,226	6,364,048
U.S. Treasury Obligations	0	8,977,459	0	8,977,459
Mortgage-Backed Securities	0	1,753,154	19,166	1,772,320
Asset-Backed Securities	0	1,583,795	27,106	1,610,901
Sovereign Issues	0	2,440,442	0	2,440,442

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Convertible Preferred Securities
Banking & Finance	$3,222	$0	$0	$3,222
Utilities	26,764	0	0	26,764
Short-Term Instruments
Certificates of Deposit	0	75,939	0	75,939
Commercial Paper	0	102,524	0	102,524
Repurchase Agreements	0	876,127	0	876,127
Short-Term Notes	0	192	0	192
U.S. Treasury Bills	0	72,699	0	72,699
Central Funds Used for Cash Management Purposes	1,211,856	0	0	1,211,856
Purchased Options
Credit Contracts	0	1,459	0	1,459
Equity Contracts	0	523	0	523
Foreign Exchange Contracts	0	20,604	0	20,604
Interest Rate Contracts	0	50,480	242	50,722
	$1,241,842	$27,800,494	$171,059	$29,213,395

Short Sales, at value	$0	$(9,282,650)	$0	$(9,282,650)

Financial Derivative Instruments - Assets
Credit Contracts	0	29,736	400	30,136
Foreign Exchange Contracts	0	121,206	0	121,206
Interest Rate Contracts	949	112,381	0	113,330
	$949	$263,323	$400	$264,672

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(222,323)	(847)	(223,170)
Equity Contracts	0	(1,682)	0	(1,682)
Foreign Exchange Contracts	0	(54,608)	0	(54,608)
Interest Rate Contracts	(11,236)	(149,109)	0	(160,345)
	$(11,236)	$(427,722)	$(847)	$(439,805)

Totals	$1,231,555	$18,353,445	$170,612	$19,755,612

(ii) Assets valued at $10,428 were transferred from Level 1 to Level 2 during the period ended March 31, 2013.

124	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
Bank Loan Obligations	$0	$35,252	$0	$17	$0	$836	$18,163	$0	$54,268	$836
Corporate Bonds & Notes
Banking & Finance	1,619	26,202	(44)	(46)	3	1,307	0	(1,724)	27,317	1,154
Industrials	27,094	0	(8,544)	(1)	334	(742)	0	0	18,141	(51)
Utilities	1,810	0	(275)	(7)	(5)	70	0	0	1,593	52
U.S. Government Agencies	42,413	0	(4,171)	(1,805)	2	2,483	0	(15,696)	23,226	2,396
Mortgage-Backed Securities	30,214	1,158	(8,592)	393	4,925	3,676	0	(12,608)	19,166	762
Asset-Backed Securities	9,224	19,800	(3,806)	107	1,102	679	0	0	27,106	671
Purchased Options
Interest Rate Contracts	82,109	522	(85,153)	0	(11,150)	13,914	0	0	242	(280)

	$194,483	$82,934	$(110,585)	$(1,342)	$(4,789)	$22,223	$18,163	$(30,028)	$171,059	$5,540

Financial Derivative Instruments - Assets
Credit Contracts	0	0	0	0	0	400	0	0	400	400
Interest Rate Contracts	2,665	0	0	0	0	(2,665)	0	0	0	0

	$2,665	$0	$0	$0	$0	$(2,265)	$0	$0	$400	$400

Financial Derivative Instruments - Liabilities
Credit Contracts	(228)	0	0	0	0	(619)	0	0	(847)	(619)
Interest Rate Contracts	(7,854)	0	0	0	0	7,854	0	0	0	0

	$(8,082)	$0	$0	$0	$0	$7,235	$0	$0	$(847)	$(619)

Totals	$189,066	$82,934	$(110,585)	$(1,342)	$(4,789)	$27,193	$18,163	$(30,028)	$170,612	$5,321

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Bank Loan Obligations	$54,268	Third Party Vendor	Broker Quote	100.75-103.25
Corporate Bonds & Notes
Banking & Finance	9,991	Benchmark Pricing	Base Price	93.00
	17,326	Third Party Vendor	Broker Quote	107.50-110.50
Industrials	18,141	Third Party Vendor	Broker Quote	104.50-115.00
Utilities	1,593	Third Party Vendor	Broker Quote	98.00
U.S. Government Agencies	23,226	Benchmark Pricing	Base Price	97.85-129.40
Mortgage-Backed Securities	930	Benchmark Pricing	Base Price	100.41
	18,236	Third Party Vendor	Broker Quote	19.35-94.43
Asset-Backed Securities	26,811	Benchmark Pricing	Base Price	61.82-102.00
	295	Third Party Vendor	Broker Quote	101.50
Purchased Options
Interest Rate Contracts	242	Indicative Market Quotations	Broker Quote	0.08

Financial Derivative Instruments - Assets
Credit Contracts	400	Indicative Market Quotations	Broker Quote	8.26

Financial Derivative Instruments - Liabilities
Credit Contracts	(847)	Indicative Market Quotations	Broker Quote	7.71-18.50

Total	$170,612

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	125

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

(x)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$1,459	$523	$20,604	$50,722	$73,308
Variation margin receivable on financial derivative instruments (2)	0	403	0	0	3,065	3,468
Unrealized appreciation on foreign currency contracts	0	0	0	121,206	0	121,206
Unrealized appreciation on OTC swap agreements	0	26,206	0	0	91,626	117,832

	$0	$28,068	$523	$141,810	$145,413	$315,814

Liabilities:
Written options outstanding	$0	$0	$1,682	$471	$29,000	$31,153
Variation margin payable on financial derivative instruments (2)	0	1,371	0	0	7,061	8,432
Unrealized depreciation on foreign currency contracts	0	0	0	54,137	0	54,137
Unrealized depreciation on OTC swap agreements	0	81,289	0	0	19,541	100,830

	$0	$82,660	$1,682	$54,608	$55,602	$194,552

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$(8,844)	$(16,415)	$(19,825)	$(96,212)	$(141,296)
Net realized gain (loss) on futures contracts	0	0	(1,105)	0	7,348	6,243
Net realized gain on written options	0	33,324	0	417	43,266	77,007
Net realized gain (loss) on swaps	0	(148,638)	2,869	897	(168,527)	(313,399)
Net realized gain on foreign currency transactions	0	0	0	70,055	0	70,055

	$0	$(124,158)	$(14,651)	$51,544	$(214,125)	$(301,390)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$(2,056)	$9,693	$(4,854)	$(1,999)	$784
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(13,317)	(13,317)
Net change in unrealized appreciation (depreciation) on written options	0	(6,867)	772	(97)	27,161	20,969
Net change in unrealized appreciation (depreciation) on swaps	0	(78,712)	0	137	(130,272)	(208,847)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	35,560	0	35,560

	$0	$(87,635)	$10,465	$30,746	$(118,427)	$(164,851)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(10,287) and open centrally cleared swaps cumulative appreciation/(depreciation) of $(217,764) as reported in the Notes to Schedule of Investments.

126	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2013

(y)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(29,087)	$30,152	$1,065
BPS	(2,446)	(860)	(3,306)
BRC	13,443	(18,010)	(4,567)
CBK	32,835	(38,890)	(6,055)
DUB	45,656	(47,450)	(1,794)
FBF	(2,533)	(60)	(2,593)
GLM	21,565	13,271	34,836
GSC	(810)	0	(810)
GST	3,584	(4,850)	(1,266)
HUS	22,005	(22,820)	(815)
JPM	10,326	(12,370)	(2,044)
MSC	1,456	(3,641)	(2,185)
MSX	6,005	(14,175)	(8,170)
MYC	51,705	(65,792)	(14,087)
RBC	(64)	0	(64)
RYL	1,975	23,106	25,081
SOG	1,244	(1,370)	(126)
UAG	32,168	(31,640)	528
WST	(42)	0	(42)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	127

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”). Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of ten funds (each a “Fund” and collectively the “Funds”) offered by the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting.

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Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 measurements in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared using the indirect method which requires net increase in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective April 1, 2012, the Funds began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Funds may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and

International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedules of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes

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are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of a Fund’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers out of Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for

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reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated

at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider

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using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. At March 31, 2013, PIMCO Long Duration Total Return Fund, PIMCO Total Return Fund III and PIMCO Unconstrained Bond Fund had $7,961,770, $15,625,525 and $162,246,027, respectively, in outstanding commitments.

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(b) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

(c) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities such as U.S. Treasury Strips which are Treasury fixed income securities sold at a discount to face value and offer no interest payments; rather, investors receive par at maturity.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act,

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which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A

Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statements of Operations serve as indicators of the volume of financial derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the

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counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

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Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns for a Fund or to hedge an existing position or future investment.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns for a Fund or to hedge an existing position or future investment.

Straddle Options  Certain Funds may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either

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(i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of March 31, 2013 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  Certain Funds may enter into cross-currency swap agreements to gain or mitigate exposure on

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Notes to Financial Statements (Cont.)

currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Variance Swap Agreements  Certain Funds may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

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The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that

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may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedules of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman

Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain/(loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
PIMCO Extended Duration Fund	0.25%	0.25%	0.35%	N/A	N/A	N/A
PIMCO GNMA Fund	0.25%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO Long Duration Total Return Fund	0.25%	0.25%	0.35%	N/A	N/A	N/A
PIMCO Long-Term U.S. Government Fund	0.225%	0.25%	0.35%	0.25%	N/A	0.35%
PIMCO Mortgage-Backed Securities Fund	0.25%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO Mortgage Opportunities Fund	0.35%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO Total Return Fund II	0.25%	0.25%	0.35%	0.25%	N/A	N/A
PIMCO Total Return Fund III	0.25%	0.25%	0.35%	0.25%	N/A	N/A
PIMCO Total Return Fund IV	0.25%	0.25%	0.35%	N/A	N/A	0.35%
PIMCO Unconstrained Bond Fund	0.60%	0.30%	0.40%	N/A	0.45%	0.45%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such

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shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class B	0.75%	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2013, the Distributor received $23,528,041 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO Mortgage Opportunities Fund’s Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of the Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO March 31, 2013, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO Mortgage Opportunities Fund	$49

Prior to January 1, 2013, each unaffiliated Trustee received an annual retainer of $135,000, plus $10,500 for each Board of Trustees quarterly meeting attended, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each special Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

ANNUAL REPORT	MARCH 31, 2013	141

Notes to Financial Statements (Cont.)

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $15,000 and each other committee chair will receive an additional annual retainer of $2,250.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2013, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Extended Duration Fund	$0	$10,656
PIMCO GNMA Fund	0	0
PIMCO Long Duration Total Return Fund	85,666	113,354
PIMCO Long-Term U.S. Government Fund	0	0
PIMCO Mortgage-Backed Securities Fund	0	0
PIMCO Mortgage Opportunities Fund	0	0
PIMCO Total Return Fund II	162,365	216,513
PIMCO Total Return Fund III	163,419	352,938
PIMCO Total Return Fund IV	13,989	3,790
PIMCO Unconstrained Bond Fund	225,591	99,036

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio
Fund Name	Market Value 03/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO Extended Duration Fund	$2,784	$355,284	$(298,800)	$(26)	$6	$59,248	$82	$2
PIMCO GNMA Fund	456,773	1,384,071	(1,785,000)	(306)	7	55,545	653	19
PIMCO Long Duration Total Return Fund	59,088	3,174,408	(3,029,300)	(448)	15	203,763	1,373	35
PIMCO Long-Term U.S. Government Fund	106,247	1,197,407	(1,198,000)	(137)	12	105,529	397	10
PIMCO Mortgage Opportunities Fund	0	264,885	(243,990)	(49)	2	20,848	82	3
PIMCO Mortgage-Backed Securities Fund	218,638	550,643	(598,800)	(29)	(37)	170,415	338	5
PIMCO Total Return Fund II	130,832	1,749,729	(1,880,640)	93	(4)	10	529	0
PIMCO Total Return Fund III	290,294	1,936,799	(2,227,125)	40	0	8	399	0
PIMCO Total Return Fund IV	619	588,847	(589,474)	10	0	2	147	0
PIMCO Unconstrained Bond Fund	67,760	3,825,841	(2,753,700)	(560)	8	1,139,349	2,295	46

142	PIMCO LONG DURATION STRATEGY FUNDS

March 31, 2013

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2013	Dividend Income	Net Capital Gain Distributions
PIMCO GNMA Fund	$0	$122,736	$(122,700)	$(10)	$0	$26	$36	$0
PIMCO Mortgage-Backed Securities Fund	0	49,189	(30,100)	(4)	(11)	19,074	90	0
PIMCO Total Return Fund II	12,601	889,689	(826,200)	(127)	9	75,972	689	0
PIMCO Total Return Fund III	0	1,318,614	(1,305,400)	(249)	1	12,966	814	0
PIMCO Total Return Fund IV	23,305	240,133	(240,400)	(58)	2	22,982	232	0
PIMCO Unconstrained Bond Fund	0	72,500	0	0	7	72,507	0	0

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2013, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Extended Duration Fund	$412,907	$563,030	$13,617	$28,724
PIMCO GNMA Fund	46,798,386	46,895,099	43,438	40,671
PIMCO Long Duration Total Return Fund	4,849,992	4,385,326	1,183,967	880,462
PIMCO Long-Term U.S. Government Fund	2,974,964	2,441,945	56,548	114,023
PIMCO Mortgage-Backed Securities Fund	8,788,498	8,732,374	13,209	7,331
PIMCO Mortgage-Opportunities Fund	1,461,968	1,150,577	147,661	5,265
PIMCO Total Return Fund II	12,759,003	12,554,407	379,022	658,339
PIMCO Total Return Fund III	15,925,650	15,504,001	1,019,222	878,905
PIMCO Total Return Fund IV	4,182,137	3,998,787	210,157	164,639
PIMCO Unconstrained Bond Fund	158,232,148	154,376,443	5,967,082	5,009,977

ANNUAL REPORT	MARCH 31, 2013	143

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Extended Duration Fund (1)				PIMCO GNMA Fund				PIMCO Long Duration Total Return Fund (2)
	Year Ended 03/31/2013		Year Ended 03/31/2012		Year Ended 03/31/2013		Year Ended 03/31/2012		Year Ended 03/31/2013		Year Ended 03/31/2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	11,664	$118,592	16,456	$152,333	26,208	$309,047	41,006	$487,025	229,202	$2,802,987	206,366	$2,377,601
Class P	2,196	23,027	7,760	77,808	6,339	74,777	8,914	105,709	2,145	26,561	791	8,994
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Class D	0	0	0	0	10,515	123,945	30,474	361,641	0	0	0	0
Class A	0	0	0	0	19,921	235,005	48,582	575,595	0	0	0	0
Class B	0	0	0	0	5	54	32	378	0	0	0	0
Class C	0	0	0	0	7,726	91,157	9,666	114,353	0	0	0	0
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	10,291	86,822	3,636	36,229	2,346	27,493	2,246	26,431	36,971	450,218	40,357	467,790
Class P	425	3,583	17	171	357	4,180	252	2,971	89	1,086	57	656
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Class D	0	0	0	0	939	10,991	979	11,527	0	0	0	0
Class A	0	0	0	0	2,159	25,272	2,300	27,060	0	0	0	0
Class B	0	0	0	0	20	239	32	371	0	0	0	0
Class C	0	0	0	0	746	8,723	672	7,903	0	0	0	0
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(21,657)	(203,385)	(39,220)	(361,882)	(42,641)	(499,820)	(21,295)	(250,790)	(206,116)	(2,515,365)	(220,180)	(2,563,586)
Class P	(8,210)	(89,854)	(237)	(2,399)	(6,889)	(80,639)	(4,833)	(56,851)	(1,555)	(19,310)	(372)	(4,386)
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Class D	0	0	0	0	(17,546)	(205,605)	(19,237)	(228,868)	0	0	0	0
Class A	0	0	0	0	(31,587)	(370,758)	(32,315)	(383,335)	0	0	0	0
Class B	0	0	0	0	(286)	(3,361)	(608)	(7,144)	0	0	0	0
Class C	0	0	0	0	(9,158)	(107,242)	(5,486)	(64,552)	0	0	0	0
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(5,291)	$(61,215)	(11,588)	$(97,740)	(30,826)	$(356,542)	61,381	$729,424	60,736	$746,177	27,019	$287,069

144	PIMCO LONG DURATION STRATEGY FUNDS

March 31, 2013

PIMCO Long-Term U.S. Government Fund (3)				PIMCO Mortgage-Backed Securities Fund				PIMCO Mortgage Opportunities Fund
Year Ended 03/31/2013		Year Ended 03/31/2012		Year Ended 03/31/2013		Year Ended 03/31/2012		Period from 10/22/2012 to 03/31/2013
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

127,148	$1,482,076	149,786	$1,693,939	13,652	$146,803	4,290	$46,282	34,004	$369,736
8,845	100,673	36,924	408,254	1,752	18,692	4,406	47,512	1,029	11,379
5,073	60,082	4,657	54,888	1,854	19,905	1,924	20,696	0	0
0	0	0	0	2,726	29,221	4,537	48,846	4,467	49,356
12,513	145,901	17,358	205,422	2,170	23,216	1,976	21,209	692	7,679
11	119	35	416	0	4	2	18	0	0
2,136	25,249	2,898	34,367	399	4,292	423	4,543	181	2,011
0	0	0	0	0	0	0	0	0	0

10,341	115,752	12,561	141,861	1,000	10,718	954	10,170	226	2,512
218	2,456	541	6,115	73	777	73	774	6	71
738	8,293	1,187	13,406	212	2,277	359	3,821	0	0
0	0	0	0	358	3,829	476	5,075	17	188
1,834	20,610	2,629	29,678	286	3,067	385	4,102	3	31
11	126	37	415	3	28	7	75	0	0
295	3,301	426	4,799	61	652	83	883	1	6
0	0	0	0	0	0	0	0	0	0

(68,701)	(786,409)	(130,394)	(1,547,331)	(9,350)	(100,629)	(4,817)	(51,822)	(4,759)	(52,712)
(42,384)	(502,074)	(5,926)	(65,562)	(2,343)	(25,027)	(3,141)	(33,565)	(38)	(419)
(6,036)	(68,180)	(6,444)	(73,659)	(4,847)	(52,098)	(2,332)	(25,139)	0	0
0	0	0	0	(4,980)	(53,374)	(3,981)	(42,857)	(698)	(7,734)
(16,006)	(183,568)	(17,570)	(204,754)	(3,372)	(36,229)	(3,300)	(35,423)	(277)	(3,073)
(178)	(2,041)	(409)	(4,604)	(58)	(621)	(182)	(1,950)	0	0
(1,977)	(22,480)	(2,058)	(23,788)	(761)	(8,164)	(895)	(9,626)	(2)	(20)
0	0	0	0	0	0	0	0	0	0

33,881	$399,886	66,238	$673,862	(1,165)	$(12,661)	1,247	$13,624	34,852	$379,011

ANNUAL REPORT	MARCH 31, 2013	145

Notes to Financial Statements (Cont.)

	PIMCO Total Return Fund II				PIMCO Total Return Fund III				PIMCO Total Return Fund IV
	Year Ended 03/31/2013		Year Ended 03/31/2012		Year Ended 03/31/2013		Year Ended 03/31/2012		Year Ended 03/31/2013		Period from 05/26/2011 to 03/31/2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	65,969	$715,030	95,358	$1,006,435	85,767	$858,024	103,334	$1,003,127	21,411	$234,376	70,785	$738,143
Class P	558	6,083	1,018	10,885	5,873	58,629	2,504	24,253	68	744	463	4,849
Administrative Class	2,094	22,796	3,120	32,960	4,353	43,369	3,090	29,930	0	0	0	0
Class D	0	0	0	0	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0	1,930	21,085	234	2,443
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0	389	4,284	0	0
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	16,611	178,839	7,406	78,352	19,950	199,085	11,173	107,944	3,912	42,813	844	8,934
Class P	107	1,156	16	175	542	5,409	201	1,946	25	274	4	39
Administrative Class	424	4,565	200	2,121	636	6,348	323	3,118	0	0	0	0
Class D	0	0	0	0	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0	56	613	2	19
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0	10	101	0	0
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(109,630)	(1,191,690)	(97,947)	(1,033,192)	(82,764)	(828,113)	(74,132)	(715,674)	(11,518)	(126,107)	(6,133)	(64,343)
Class P	(562)	(6,090)	(194)	(2,048)	(1,896)	(18,947)	(1,598)	(15,406)	(523)	(5,684)	(1)	(6)
Administrative Class	(3,884)	(42,551)	(5,277)	(55,477)	(3,336)	(33,179)	(3,554)	(34,319)	0	0	0	0
Class D	0	0	0	0	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0	(189)	(2,060)	(31)	(333)
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0	(23)	(248)	0	0
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(28,313)	$(311,862)	3,700	$40,211	29,125	$290,625	41,341	$404,919	15,548	$170,191	66,167	$689,745

146	PIMCO LONG DURATION STRATEGY FUNDS

March 31, 2013

PIMCO Unconstrained Bond Fund
Year Ended 03/31/2013		Year Ended 03/31/2012
Shares	Amount	Shares	Amount

851,814	$9,839,469	494,271	$5,465,223
186,427	2,150,391	73,546	811,766
0	0	0	0
60,982	701,359	53,113	586,406
60,699	699,086	66,705	738,679
0	0	0	0
23,588	272,004	23,560	261,107
533	6,145	869	9,606

31,017	356,132	20,561	225,985
2,561	29,402	1,708	18,756
0	0	0	0
3,090	35,440	2,331	25,612
3,879	44,482	3,874	42,577
0	0	0	0
1,442	16,533	1,040	11,404
26	303	33	367

(237,446)	(2,713,352)	(528,477)	(5,815,485)
(44,480)	(510,949)	(96,674)	(1,063,827)
0	0	0	0
(38,612)	(443,517)	(74,456)	(819,142)
(58,411)	(667,282)	(145,937)	(1,607,146)
0	0	0	0
(22,176)	(254,027)	(46,155)	(508,219)
(609)	(7,010)	(2,828)	(31,243)

824,324	$9,554,609	(152,916)	$(1,647,574)

(1)	As of March 31, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 30% of the Fund.
(2)	As of March 31, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 32% of the Fund, and each of the two shareholders are related parties of the Fund.*
(3)	As of March 31, 2013, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 57% of the Fund, and each of the two shareholders are related parties of the Fund.*
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2013, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

ANNUAL REPORT	MARCH 31, 2013	147

Notes to Financial Statements (Cont.)

As of March 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book- to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral- Capital (4)	Qualified Late-Year Loss Deferral- Ordinary (5)
PIMCO Extended Duration Fund	$4,233	$2,652	$(11,823)	$(225)	$0	$0	$0
PIMCO GNMA Fund	0	0	15,633	196	(11,791)	0	0
PIMCO Long Duration Total Return Fund	6,485	51,564	560,989	(10,525)	0	(13,645)	0
PIMCO Long-Term U.S. Government Fund	14,930	4,107	(41,167)	(148)	0	0	0
PIMCO Mortgage-Backed Securities Fund	0	0	220	(57)	0	(1,909)	0
PIMCO Mortgage Opportunities Fund	1,664	0	8,571	(259)	(1,093)	0	0
PIMCO Total Return Fund II	5,074	8,777	141,681	(402)	0	0	0
PIMCO Total Return Fund III	15,537	30,428	155,483	(21,798)	0	0	0
PIMCO Total Return Fund IV	8,917	3,981	24,464	(6,389)	0	0	0
PIMCO Unconstrained Bond Fund	86,348	29,102	620,999	(101,125)	0	0	0

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through March 31, 2013 which the Funds elected to defer to the following taxable year pursuant to federal income tax regulations.
(5)

Specified losses realized during the period November 1, 2012 through March 31, 2013 and Ordinary losses realized during the period January 1, 2013 through March 31, 2013, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2013, the Funds had accumulated capital losses expiring in the following years (amounts in thousands) . The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

		Expiration of Accumulated Capital Losses (amounts in thousands)
	03/31/2014	03/31/2015	03/31/2016	03/31/2017	03/31/2018	03/31/2019
PIMCO Extended Duration Fund	$0	$0	$0	$0	$0	$0
PIMCO GNMA Fund	0	0	0	0	0	0
PIMCO Long Duration Total Return Fund	0	0	0	0	0	0
PIMCO Long-Term U.S. Government Fund	0	0	0	0	0	0
PIMCO Mortgage-Backed Securities Fund	0	0	0	0	0	0
PIMCO Mortgage Opportunities Fund	0	0	0	0	0	0
PIMCO Total Return Fund II	0	0	0	0	0	0
PIMCO Total Return Fund III	0	0	0	0	0	0
PIMCO Total Return Fund IV	0	0	0	0	0	0
PIMCO Unconstrained Bond Fund	0	0	0	0	0	0

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2013, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Extended Duration Fund	$0	$0
PIMCO GNMA Fund	10,591	1,200
PIMCO Long Duration Total Return Fund	0	0
PIMCO Long-Term U.S. Government Fund	0	0
PIMCO Mortgage-Backed Securities Fund	0	0
PIMCO Mortgage Opportunities Fund	991	102
PIMCO Total Return Fund II	0	0
PIMCO Total Return Fund III	0	0
PIMCO Total Return Fund IV	0	0
PIMCO Unconstrained Bond Fund	0	0

148	PIMCO LONG DURATION STRATEGY FUNDS

March 31, 2013

As of March 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Extended Duration Fund	$360,570	$10,043	$(21,518)	$(11,475)
PIMCO GNMA Fund	2,472,300	26,255	(9,679)	16,576
PIMCO Long Duration Total Return Fund	6,842,978	600,860	(44,410)	556,450
PIMCO Long-Term U.S. Government Fund	2,194,299	43,754	(85,041)	(41,287)
PIMCO Mortgage-Backed Securities Fund	812,399	8,166	(7,960)	206
PIMCO Mortgage Opportunities Fund	460,772	10,123	(1,927)	8,196
PIMCO Total Return Fund II	3,662,211	144,928	(11,653)	133,276
PIMCO Total Return Fund III	4,530,451	161,125	(17,454)	143,672
PIMCO Total Return Fund IV	925,700	25,717	(2,117)	23,601
PIMCO Unconstrained Bond Fund	28,378,181	1,036,762	(201,548)	835,214

(6)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals and treasury inflation-protected securities deflationary adjustments for federal income tax purposes.

For the fiscal years ended March 31, 2013 and March 31, 2012, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2013			March 31, 2012
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Extended Duration Fund	$66,268	$25,796	$0	$33,340	$3,219	$0
PIMCO GNMA Fund	79,670	1,571	0	80,544	2,193	0
PIMCO Long Duration Total Return Fund	315,469	146,425	0	380,076	97,869	0
PIMCO Long-Term U.S. Government Fund	123,833	36,844	0	202,005	5,018	0
PIMCO Mortgage-Backed Securities Fund	22,944	0	0	22,941	4,943	0
PIMCO Mortgage Opportunities Fund	3,667	0	0	0	0	0
PIMCO Total Return Fund II	120,139	75,423	0	91,514	244	0
PIMCO Total Return Fund III	189,193	35,433	0	120,209	1,185	0
PIMCO Total Return Fund IV	40,909	2,894	0	8,994	0	0
PIMCO Unconstrained Bond Fund	514,872	21,489	0	370,356	0	0

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Funds’ financial statements.

ANNUAL REPORT	MARCH 31, 2013	149

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Extended Duration Fund, PIMCO GNMA Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund III, PIMCO Total Return Fund IV and PIMCO Unconstrained Bond Fund (ten series of PIMCO Funds, hereinafter referred to as the “Funds”) at March 31, 2013, the results of each of their operations and the changes in each of their net assets, the cash flows for PIMCO Extended Duration Fund and the financial highlights of the Funds for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereinafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2013

150	PIMCO LONG DURATION STRATEGY FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada
BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	RBS	RBS Securities, Inc.
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	RDR	RBC Dain Rausher, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	TDM	TD Securities (USA) LLC
CFR	Credit Suisse Securities (Europe) Ltd.	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
DEU	Deutsche Bank Securities, Inc.	MSX	Morgan Stanley Capital Group, Inc.	WST	Westpac Banking Corp.
DUB	Deutsche Bank AG

Currency Abbreviations:
AUD	Australian Dollar	CNY	Chinese Renminbi	MXN	Mexican Peso
BRL	Brazilian Real	EUR	Euro	RUB	Russian Ruble
CAD	Canadian Dollar	GBP	British Pound	SEK	Swedish Krona
CHF	Swiss Franc	IDR	Indonesian Rupiah	USD	United States Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index	MCDX	Municipal Bond Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	RPI	Retail Price Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	GTD	Guaranteed	PSF	Public School Fund
AMBAC	American Municipal Bond Assurance Corp.	MBIA	Municipal Bond Investors Assurance	ST	State
FGIC	Financial Guaranty Insurance Co.	NPFGC	National Public Finance Guarantee Corp.	VA	Department of Veterans Affairs

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	MBS	Mortgage-Backed Security
ADR	American Depositary Receipt	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
AID	Agency International Development	CMBS	Collateralized Mortgage-Backed Security	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	CMO	Collateralized Mortgage Obligation	REIT	Real Estate Investment Trust
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate
BBR	Bank Bill Rate	FSB	Federal Savings Bank	TIBOR	Tokyo Interbank Offered Rate
BBSW	Bank Bill Swap Reference Rate	JSC	Joint Stock Company	TIIE	Tasa de Interés Interbancaria de Equilibrio
CBO	Collateralized Bond Obligation	LIBOR	London Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate

ANNUAL REPORT	MARCH 31, 2013	151

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2013) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of each Funds’ fiscal 2013 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2013 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2013 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2013 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Extended Duration Fund	0.00%	0.00%	$935	$57,298
PIMCO GNMA Fund	0.00%	0.00%	49,740	30,401
PIMCO Long Duration Total Return Fund	0.18%	0.18%	222,843	92,626
PIMCO Long-Term U.S. Government Fund	0.00%	0.00%	40,015	83,818
PIMCO Mortgage-Backed Securities Fund	0.00%	0.00%	14,530	5,804
PIMCO Mortgage Opportunities Fund	0.00%	0.00%	0	0
PIMCO Total Return Fund II	5.33%	5.33%	74,319	45,820
PIMCO Total Return Fund III	1.22%	1.22%	101,734	58,569
PIMCO Total Return Fund IV	0.00%	0.00%	13,373	18,771
PIMCO Unconstrained Bond Fund	0.48%	0.48%	455,410	0

For the current year pursuant to IRC Section 852(b)(3)(C)(v), the Fund(s) designates an increase in net capital gain arising from determinations under Section 860(e) relating to prior years.

Name	Net Cap Gain
PIMCO GNMA Fund	$335,776
PIMCO Long Duration Total Return Fund	10,555,361
PIMCO Long-Term U.S. Government Fund	5,757,704
PIMCO Total Return Fund II	2,685,292
PIMCO Total Return Fund III	1,154,294

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2014, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2013.

152	PIMCO LONG DURATION STRATEGY FUNDS

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	167	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	167	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	167	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Adviser (primarily to manufacturing companies).	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	MARCH 31, 2013	153

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.

William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.

J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.

Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

154	PIMCO LONG DURATION STRATEGY FUNDS

Privacy Policy

(Unaudited)

The Funds1,2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any investment fund managed by the Adviser in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2013	155

Approval of the Amended and Restated Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement for PIMCO Mortgage Opportunities Fund, PIMCO Worldwide Fundamental Advantage TR Strategy Fund and PIMCO Emerging Markets Full Spectrum Bond Fund

The Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees (the “Independent Trustees”), approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) and the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of the PIMCO Mortgage Opportunities Fund and PIMCO Worldwide Fundamental Advantage TR Strategy Fund on August 14, 2012, and PIMCO Emerging Markets Full Spectrum Bond Fund on November 13, 2012, each a new series of the Trust (each a “New Fund” and, together, the “New Funds”) for an initial two-year term. On August 14, 2012, the Board also approved on behalf of PIMCO Worldwide Fundamental Advantage TR Strategy Fund the Sub-Advisory Agreement (together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”) with Research Affiliates, LLC (“RALLC”).

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:   The Trustees received a wide variety of materials relating to the services to be provided by PIMCO and RALLC. The Board reviewed information relating to proposed fund operations, including the New Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services proposed to be provided by PIMCO and RALLC. In considering whether to approve the Agreements, the Board also reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to expense ratios of funds with investment objectives and policies similar to those of the New Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board. The Board also reviewed information about the personnel who would be providing investment management and administrative services to the New Funds.

(b) Review Process:  In connection with the approval of the Agreements, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel. The Board also heard oral presentations on matters related to the Agreements. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, RALLC, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

Similarly, the Board considered the sub-advisory services proposed to be provided by RALLC to the PIMCO Worldwide Fundamental Advantage TR Strategy Fund. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO and RALLC under the Agreements are likely to benefit the New Funds and their shareholders.

(b) Other Services:  The Board considered the nature, extent, quality and cost of supervisory and administrative services to be provided by PIMCO to the New Funds under the Agreements. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the New Funds will pay for the administrative services they

156	PIMCO LONG DURATION STRATEGY FUNDS

(Unaudited)

require under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO would provide or procure supervisory and administrative services and bear the costs of various third party services required by the New Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services to other series of the Trust and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit the New Funds and their shareholders.

3. INVESTMENT PERFORMANCE

As the New Funds had not yet commenced operations at the time the Agreements were considered, the Trustees did not receive or consider investment performance information.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any New Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to prospective investors in the New Funds. Fees proposed for the New Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the proposed advisory fee, supervisory and administrative fee and estimated total expenses of each New Fund (each as a percentage of average net assets) and compared such amounts with the average and median fees and expenses of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group Expense Comparison” of comparable funds, as well as the universe of other similar funds. The Board compared the New Funds’ total expenses to other funds in the Peer Group Expense Comparison provided by Lipper and found the New Funds’ total expenses to be reasonable.

With respect to the New Funds, the Board compared the advisory fees to the standard fee rate PIMCO charges to separate accounts and other clients with similar investment strategies and found them to be reasonable in comparison.

The Board also considered the New Funds’ proposed supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Trust’s business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which each New Fund would pay for the supervisory and administrative services it requires for one set fee, and in return, PIMCO would provide or procure supervisory and administrative services and bear the costs of various third party services required by the New Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the New Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses, which is beneficial to the New Funds and their shareholders. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of each New Fund’s expenses at competitive levels from the outset, in effect, setting the fees as if each New Fund was already at scale.

The Board also noted that PIMCO had contractually agreed to reduce total annual fund operating expenses for each class of each New Fund by waiving a portion of its supervisory and administrative fee or reimbursing the New Fund to the extent that any organizational expenses and the pro rata share of the Trust’s Trustees’ fees attributable to a class of a New Fund exceeds 0.49 basis points in any year.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and supervisory and administrative fees to be charged by PIMCO, and, for PIMCO Worldwide Fundamental Advantage TR Strategy Fund, the sub-advisory fee to be paid by PIMCO to RALLC, as well as the estimated total expenses of the New Funds, are reasonable and approval of the Agreements would likely benefit each New Fund and its shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Funds are newly organized, information regarding PIMCO’s costs in providing services to the New Funds and the profitability of PIMCO’s relationship with the New Funds was not available.

ANNUAL REPORT	MARCH 31, 2013	157

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreement and Sub-Advisory Agreements (Cont.)

(Unaudited)

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each New Fund’s overall expense ratio).

The Board concluded that the New Funds’ proposed cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the New Funds, to the benefit New Fund shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO will provide distribution and shareholder services to the New Funds and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the New Funds’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the New Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the Agreements were fair and reasonable to the New Funds and their shareholders, that the New Funds’ shareholders would likely receive reasonable value in return for the advisory fees and other amounts paid to PIMCO by each New Fund, and, for PIMCO Worldwide Fundamental Advantage TR Strategy Fund, the sub-advisory fee to be paid by PIMCO to RALLC, and that the approval of the Agreements was in the best interests of the New Funds and their shareholders.

158	PIMCO LONG DURATION STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF3005AR_033113

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2013

PIMCO CommodityRealReturn Strategy Fund®

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived safe assets1 (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum. The availability of “easy money” and asset purchases, derived from central bank quantitative easing policies and near-zero interest rates, helped to inflate most risk assets by encouraging greater risk taking as investors searched for higher returns and yields. Equity indices in the U.S. rallied and reached new highs, while yields on U.S. Treasuries and most developed market sovereign bonds remained low. Signs of an improving U.S. housing market and positive U.S. economic data also contributed to increased investor risk appetite, despite a period marked by ongoing geopolitical uncertainty and growing concerns about global economic growth. In particular, the unresolved banking crisis in Cyprus (and potentially more broadly across peripheral European countries), the continuing social unrest in the Middle East, and the unsettling situation with North Korea kept investors on edge.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, or QE3, expanding the Fed’s purchases beyond U.S. Treasuries to Agency mortgage-backed securities. In addition, the Fed announced that it would tie forward policy guidance to unemployment and inflation targets as well as maintain its $85 billion monthly asset purchase program. The U.S. Congress largely averted going over the fiscal cliff at year-end by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to its failure to reach a deal on the sequestration.

Within Europe, the imperfect rescue of the Cypriot financial system set new precedents on the eurozone’s four year old debt crisis, by forcing losses on uninsured Cypriot bank depositors and undermining public confidence in financial institutions. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s debt buyback (financed by its European partners) and confidence that other eurozone members were committed to keeping Greece within the union. Furthermore, the European Central Bank (“ECB”) and other major European central banks reiterated their commitment to keep interest rates low for as long as necessary to help facilitate implementation of structural economic reforms in the region.

[1]	All investments contain risk and may lose value.

2	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Included below are highlights of the financial markets during our twelve-month reporting period:

■

U.S. Treasury yields ended the period lower, with prices on these securities therefore higher. The yield on the benchmark ten-year U.S. Treasury note was 1.85%, or 0.36% lower than on March 31, 2012, but above its record low of 1.39% in July 2012. The Fed kept the Federal Funds Rate anchored within a range of zero to 0.25%. The Bank of England held its key lending rate at 0.50% and the ECB maintained its main policy rate at 0.75% during the reporting period, but lowered the rate to 0.50% in early May. The Bank of Japan announced an expanded monetary stimulus policy that includes plans for direct purchases of Japanese government bonds. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.77% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 5.68%, as represented by the Barclays U.S. TIPS Index, outperforming nominal U.S. Treasuries. Lower real yields, which declined across the maturity spectrum on the back of continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields and a proxy for inflation expectations) widened as the market priced in higher longer-term inflation given the Fed’s expanded scope of accommodative monetary policies. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 3.03%.

■

Agency mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries generally due to positive economic data in the U.S. and investor concern that the Fed might curtail its purchases of Agency MBS sooner than anticipated. While the mortgage sector as a whole underperformed, volatility in relative valuations between coupons remained as higher coupons benefited from positive supply technicals (or ongoing demand but no new issuance) and demand for lower duration assets. Non-Agency MBS, however, outperformed U.S. Treasuries amid investor appetite for higher yielding assets, limited new issue supply, and growing optimism regarding the recovery in the U.S. housing market. Commercial MBS (“CMBS”) also outperformed U.S. Treasuries, with lower credit quality securities exhibiting the strongest performance.

■

The investment grade and high yield corporate bond sectors outperformed like-duration U.S. Treasuries, driven by improving U.S. corporate growth prospects and investors’ search for yield. The financial sector, in particular, outperformed due to generally strong earnings and continued strengthening in corporate balance sheets.

■

Municipal bonds, both tax-exempt and taxable Build America Bonds, posted positive absolute returns as yields moved lower across the municipal yield curve. Select lower quality municipal sectors outperformed higher quality sectors as investors looked for yield by extending out the yield curve and down the credit spectrum.

ANNUAL REPORT	MARCH 31, 2013	3

Chairman’s Letter (Cont.)

■

Emerging market (“EM”) fixed income assets outperformed U.S. Treasuries as improved risk sentiment and global central bank quantitative easing policies reduced credit spreads and drove interest rates lower, fueling gains in both external and local EM bonds.

■

U.S. equities, as measured by the S&P 500 Index, returned 13.96% as investors embraced riskier assets in their search for higher returns. Global equities, as represented by the MSCI World Index, returned 11.85% despite concern over the Cypriot banking crisis and potential contagion to other peripheral eurozone countries. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 1.95%, underperforming developed market equities largely due to weaker EM corporate earnings.

On the following pages of this PIMCO Funds Annual Report, please find specific details of each Fund’s investment performance and a discussion of factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 22, 2013

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Important Information About the PIMCO CommodityRealReturn Strategy Fund®

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to the Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, short sale risk, convertible securities risk, commodity risk, tax risk and subsidiary risk. A complete description of these and other risks is contained in the Fund’s prospectus. The use of derivatives may subject the Fund to greater volatility than investments in traditional securities. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

On the Fund Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 5% in the first year to 0% at the end of the sixth year. As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on the individual Fund Summary

ANNUAL REPORT	MARCH 31, 2013	5

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

page is as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

The PIMCO CommodityRealReturn Strategy Fund® is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by changes in overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, and international economic and political developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

The following table discloses the inception dates of the Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO CommodityRealReturn Strategy Fund®	06/28/02	06/28/02	04/30/08	02/14/03	11/29/02	11/29/02	11/29/02	11/29/02	03/12/10

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2013	7

PIMCO CommodityRealReturn Strategy Fund®

Cumulative Returns Through March 31, 2013

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO CommodityRealReturn Strategy Fund® Institutional Class	1.46%	-3.59%	7.18%	9.24%
PIMCO CommodityRealReturn Strategy Fund® Class P	1.37%	-3.67%	7.08%	9.14%
PIMCO CommodityRealReturn Strategy Fund® Administrative Class	1.18%	-3.85%	6.89%	8.95%
PIMCO CommodityRealReturn Strategy Fund® Class D	0.97%	-4.06%	6.65%	8.71%
PIMCO CommodityRealReturn Strategy Fund® Class A	1.02%	-4.04%	6.65%	8.71%
PIMCO CommodityRealReturn Strategy Fund® Class A (adjusted)	-4.53%	-5.12%	6.05%	8.14%
PIMCO CommodityRealReturn Strategy Fund® Class B	0.18%	-4.81%	6.00%	8.11%
PIMCO CommodityRealReturn Strategy Fund® Class B (adjusted)	-4.75%	-4.98%	6.00%	8.11%
PIMCO CommodityRealReturn Strategy Fund® Class C	0.37%	-4.76%	5.86%	7.91%
PIMCO CommodityRealReturn Strategy Fund® Class C (adjusted)	-0.61%	-4.76%	5.86%	7.91%
PIMCO CommodityRealReturn Strategy Fund® Class R	0.69%	-4.43%	6.13%	8.16%
Dow Jones-UBS Commodity Index Total Return	-3.03%	-7.11%	3.67%	4.76%	*
Lipper Commodities General Funds Average	-8.00%	-8.50%	3.46%	2.89%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5.00% CDSC on Class B shares one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.90% for Institutional Class shares, 1.00% for Class P shares, 1.15% for Administrative Class shares, 1.35% for Class D shares, 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares, and 1.60% for Class R shares.

8	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Institutional Class - PCRIX	Class P - PCRPX	Administrative Class - PCRRX	Class D - PCRDX
Class A - PCRAX	Class B - PCRBX	Class C - PCRCX	Class R - PCSRX

Allocation Breakdown‡

U.S. Treasury Obligations	80.4%
Sovereign Issues	7.0%
Short-Term Instruments	4.3%
Corporate Bonds & Notes	3.2%
Mortgage-Backed Securities	2.8%
Other	2.3%

‡	% of Total Investments as of 03/31/13

Portfolio Insights

»

The PIMCO CommodityRealReturn Strategy Fund® seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.

»

The Fund seeks to outperform the Dow Jones-UBS Commodity Index Total Return by actively managing its commodity exposure, by holding U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral and by actively managing this collateral portfolio.

»	Exposure to commodities, which declined in value during the reporting period, detracted from absolute performance.

»

The portfolio’s construction, which uses primarily U.S. Treasury Inflation-Protected Securities as collateral, benefited relative performance as U.S. TIPS outperformed the U.S. Treasury bill collateral rate embedded in the Dow Jones-UBS Commodity Index Total Return.

»	Exposure to Australian inflation-linked bonds benefited relative performance as Australian inflation-linked bonds outperformed U.S. Treasury bills during the reporting period.

»	Exposure to select investment grade corporate securities contributed to relative returns as spreads over U.S. Treasuries narrowed during the reporting period.

»

Active commodity strategies designed to avoid the price pressure of rolling index futures during the index roll period benefited relative performance as the pre-roll indexes held within the Fund outperformed the standard roll indexes.

ANNUAL REPORT	MARCH 31, 2013	9

Expense Example

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held from October 1, 2012 to March 31, 2013 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period *	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period *	Net Annualized Expense Ratio **
Institutional Class	$1,000.00	$936.80	$3.77	$1,000.00	$1,021.04	$3.93	0.78%
Class P	1,000.00	937.50	4.25	1,000.00	1,020.54	4.43	0.88
Administrative Class	1,000.00	935.50	4.97	1,000.00	1,019.80	5.19	1.03
Class D	1,000.00	935.10	5.93	1,000.00	1,018.80	6.19	1.23
Class A	1,000.00	935.90	5.94	1,000.00	1,018.80	6.19	1.23
Class B	1,000.00	931.20	9.53	1,000.00	1,015.06	9.95	1.98
Class C	1,000.00	932.30	9.54	1,000.00	1,015.06	9.95	1.98
Class R	1,000.00	933.50	7.13	1,000.00	1,017.55	7.44	1.48

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 9 in the Notes to Financial Statements.

10	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Benchmark Descriptions

Index	Description

Barclays U.S. Aggregate Index

Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index

Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2013	11

Financial Highlights PIMCO CommodityRealReturn Strategy Fund®

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Institutional Class
03/31/2013	$6.69	$0.05	$0.05	$0.10	$(0.15)	$(0.07)
03/31/2012	9.69	0.15	(1.17)	(1.02)	(1.80)	(0.18)
03/31/2011	7.82	0.14	2.62	2.76	(0.89)	0.00
03/31/2010	6.26	0.26	2.02	2.28	(0.62)	(0.10)
03/31/2009	18.32	0.34	(9.60)	(9.26)	(0.71)	(2.09)
Class P
03/31/2013	6.68	0.03	0.06	0.09	(0.14)	(0.07)
03/31/2012	9.68	0.15	(1.18)	(1.03)	(1.79)	(0.18)
03/31/2011	7.82	0.13	2.61	2.74	(0.88)	0.00
03/31/2010	6.27	0.25	2.01	2.26	(0.61)	(0.10)
04/30/2008 - 03/31/2009	18.65	0.16	(9.73)	(9.57)	(0.72)	(2.09)
Administrative Class
03/31/2013	6.59	0.02	0.06	0.08	(0.12)	(0.07)
03/31/2012	9.58	0.15	(1.19)	(1.04)	(1.77)	(0.18)
03/31/2011	7.75	0.12	2.58	2.70	(0.87)	0.00
03/31/2010	6.21	0.24	2.00	2.24	(0.60)	(0.10)
03/31/2009	18.21	0.31	(9.54)	(9.23)	(0.68)	(2.09)
Class D
03/31/2013	6.58	0.02	0.04	0.06	(0.08)	(0.07)
03/31/2012	9.56	0.12	(1.16)	(1.04)	(1.76)	(0.18)
03/31/2011	7.74	0.09	2.58	2.67	(0.85)	0.00
03/31/2010	6.20	0.22	2.00	2.22	(0.58)	(0.10)
03/31/2009	18.19	0.34	(9.59)	(9.25)	(0.65)	(2.09)
Class A
03/31/2013	6.56	0.03	0.04	0.07	(0.08)	(0.07)
03/31/2012	9.54	0.12	(1.16)	(1.04)	(1.76)	(0.18)
03/31/2011	7.72	0.09	2.58	2.67	(0.85)	0.00
03/31/2010	6.19	0.22	1.99	2.21	(0.58)	(0.10)
03/31/2009	18.17	0.32	(9.56)	(9.24)	(0.65)	(2.09)

Please see footnotes on page 14.

12	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate**

$(0.22)	$6.57	1.46%	$13,990,917	0.78%		0.91%		0.74%		0.87%		0.81%		57%
(1.98)	6.69	(10.98)	15,351,385	0.77		0.90		0.74		0.87		1.80		177
(0.89)	9.69	37.43	19,050,186	0.76		0.89		0.74		0.87		1.61		198
(0.72)	7.82	36.58	11,302,566	0.79		0.89		0.74		0.84		3.31		397
(2.80)	6.26	(50.88)	4,443,754	1.12		1.21		0.74		0.83		2.83		979

(0.21)	6.56	1.37	2,165,674	0.88		1.01		0.84		0.97		0.47		57
(1.97)	6.68	(11.10)	1,320,378	0.87		1.00		0.84		0.97		1.80		177
(0.88)	9.68	37.20	1,694,106	0.86		0.99		0.84		0.97		1.52		198
(0.71)	7.82	36.32	694,385	0.87		0.97		0.84		0.94		3.17		397
(2.81)	6.27	(51.66)	17,049	1.45	*	1.54	*	0.84	*	0.93	*	2.30	*	979

(0.19)	6.48	1.18	608,202	1.03		1.16		0.99		1.12		0.34		57
(1.95)	6.59	(11.25)	418,468	1.02		1.15		0.99		1.12		1.80		177
(0.87)	9.58	36.94	1,253,863	1.01		1.14		0.99		1.12		1.45		198
(0.70)	7.75	36.27	1,159,140	1.04		1.14		0.99		1.09		3.08		397
(2.77)	6.21	(50.97)	564,524	1.40		1.49		0.99		1.08		2.55		979

(0.15)	6.49	0.97	1,059,015	1.23		1.36		1.19		1.32		0.33		57
(1.94)	6.58	(11.32)	1,086,195	1.22	(b)	1.35	(b)	1.19	(b)	1.32	(b)	1.45		177
(0.85)	9.56	36.55	1,334,588	1.26		1.39		1.24		1.37		1.12		198
(0.68)	7.74	36.01	827,575	1.29		1.39		1.24		1.34		2.91		397
(2.74)	6.20	(51.12)	426,678	1.59		1.68		1.24		1.33		2.57		979

(0.15)	6.48	1.02	1,757,498	1.23		1.36		1.19		1.32		0.47		57
(1.94)	6.56	(11.34)	2,264,191	1.22	(b)	1.35	(b)	1.19	(b)	1.32	(b)	1.44		177
(0.85)	9.54	36.65	2,886,760	1.26		1.39		1.24		1.37		1.12		198
(0.68)	7.72	35.92	1,782,541	1.29		1.39		1.24		1.34		2.91		397
(2.74)	6.19	(51.10)	1,011,097	1.60		1.69		1.24		1.33		2.49		979

Please see footnotes on page 14.

ANNUAL REPORT	MARCH 31, 2013	13

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Class B
03/31/2013	$6.42	$(0.01)	$0.02	$0.01	$(0.03)	$(0.07)
03/31/2012	9.38	0.07	(1.15)	(1.08)	(1.70)	(0.18)
03/31/2011	7.60	0.03	2.54	2.57	(0.79)	0.00
03/31/2010	6.11	0.17	1.94	2.11	(0.52)	(0.10)
03/31/2009	18.01	0.22	(9.48)	(9.26)	(0.55)	(2.09)
Class C
03/31/2013	6.39	(0.02)	0.04	0.02	(0.04)	(0.07)
03/31/2012	9.36	0.05	(1.14)	(1.09)	(1.70)	(0.18)
03/31/2011	7.59	0.03	2.53	2.56	(0.79)	0.00
03/31/2010	6.10	0.16	1.96	2.12	(0.53)	(0.10)
03/31/2009	17.98	0.22	(9.45)	(9.23)	(0.56)	(2.09)
Class R
03/31/2013	6.50	(0.02)	0.07	0.05	(0.09)	(0.07)
03/31/2012	9.48	0.06	(1.11)	(1.05)	(1.75)	(0.18)
03/31/2011	7.70	0.12	2.52	2.64	(0.86)	0.00
03/12/2010 - 03/31/2010	7.93	0.00	(0.03)	(0.03)	(0.20)	0.00

*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.45%.

14	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate**

$(0.10)	$6.33	0.18%	$20,206	1.98%		2.11%		1.94%		2.07%		(0.11)%	57%
(1.88)	6.42	(12.02)	48,818	1.97	(b)	2.10	(b)	1.94	(b)	2.07	(b)	0.82	177
(0.79)	9.38	35.69	100,191	2.01		2.14		1.99		2.12		0.41	198
(0.62)	7.60	34.76	102,718	2.04		2.14		1.99		2.09		2.32	397
(2.64)	6.11	(51.50)	84,196	2.35		2.44		1.99		2.08		1.75	979

(0.11)	6.30	0.37	746,739	1.98		2.11		1.94		2.07		(0.37)	57
(1.88)	6.39	(12.11)	896,713	1.97	(b)	2.10	(b)	1.94	(b)	2.07	(b)	0.68	177
(0.79)	9.36	35.71	1,167,646	2.01		2.14		1.99		2.12		0.39	198
(0.63)	7.59	34.89	751,143	2.04		2.14		1.99		2.09		2.17	397
(2.65)	6.10	(51.47)	429,408	2.35		2.44		1.99		2.08		1.73	979

(0.16)	6.39	0.69	29,625	1.48		1.61		1.44		1.57		(0.28)	57
(1.93)	6.50	(11.54)	11,144	1.47	(b)	1.60	(b)	1.44	(b)	1.57	(b)	0.77	177
(0.86)	9.48	36.32	4,596	1.51		1.64		1.49		1.62		1.27	198
(0.20)	7.70	(0.42)	10	1.50	*	1.60	*	1.49	*	1.59	*	3.63 *	397

ANNUAL REPORT	MARCH 31, 2013	15

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value	$22,430,246
Investments in Affiliates, at value	791,174
Repurchase agreements, at value	91,700
Cash	4,880
Deposits with counterparty	13
Foreign currency, at value	5,694
Receivable for investments sold	35,529
OTC swap premiums paid	5,320
Variation margin receivable on financial derivative instruments	1,946
Unrealized appreciation on foreign currency contracts	25,827
Unrealized appreciation on OTC swap agreements	28,800
Receivable for Fund shares sold	54,632
Interest and dividends receivable	66,110
Dividends receivable from Affiliates	121
Reimbursement receivable from PIMCO	1,756
Other assets	2,253
23,546,001
Liabilities:
Payable for investments purchased	$4,381
Payable for investments in Affiliates purchased	121
Payable for reverse repurchase agreements	2,410,632
Payable for sale-buyback financing transactions	378,313
Payable for short sales	3,199
Written options outstanding	25,247
OTC swap premiums received	2,961
Variation margin payable on financial derivative instruments	4,205
Unrealized depreciation on foreign currency contracts	20,182
Unrealized depreciation on OTC swap agreements	162,769
Deposits from counterparty	105,365
Payable for Fund shares redeemed	34,098
Accrued investment advisory fees	9,656
Accrued supervisory and administrative fees	5,591
Accrued distribution fees	863
Accrued servicing fees	542
3,168,125
Net Assets	$20,377,876
Net Assets Consist of:
Paid in capital	$19,003,318
Undistributed net investment income	71,500
Accumulated undistributed net realized (loss)	225,060
Net unrealized appreciation	1,077,998
$20,377,876
Cost of Investments	$21,265,088
Cost of Investments in Affiliates	$791,102
Cost of Repurchase Agreements	$91,700
Cost of Foreign Currency Held	$5,812
Proceeds Received on Short Sales	$3,185
Premiums Received on Written Options	$66,128

16	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2013

Net Assets:
Institutional Class	$13,990,917
Class P	2,165,674
Administrative Class	608,202
Class D	1,059,015
Class A	1,757,498
Class B	20,206
Class C	746,739
Class R	29,625
Shares Issued and Outstanding:
Institutional Class	2,129,568
Class P	330,154
Administrative Class	93,793
Class D	163,152
Class A	271,343
Class B	3,190
Class C	118,611
Class R	4,635
Net Asset Value and Redemption Price* Per Share Outstanding:
Institutional Class	$6.57
Class P	6.56
Administrative Class	6.48
Class D	6.49
Class A	6.48
Class B	6.33
Class C	6.30
Class R	6.39

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2013	17

Consolidated Statement of Operations PIMCO CommodityRealReturn Strategy Fund®

Year Ended March 31, 2013
(Amounts in thousands)

Investment Income:
Interest	$321,313
Dividends	1,558
Dividends from Affiliate investments	557
Total Income	323,428

Expenses:
Investment advisory fees	119,018
Supervisory and administrative fees	68,127
Distribution and/or servicing fees - Administrative Class	1,542
Distribution and/or servicing fees - Class D	2,620
Distribution fees - Class B	222
Distribution fees - Class C	6,130
Distribution fees - Class R	45
Servicing fees - Class A	4,663
Servicing fees - Class B	74
Servicing fees - Class C	2,043
Servicing fees - Class R	46
Trustees’ fees	42
Interest expense	8,932
Miscellaneous expense	1
Total Expenses	213,505
Waiver and/or Reimbursement by PIMCO	(26,395)
Net Expenses	187,110

Net Investment Income	136,318

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	236,516
Net realized (loss) on Affiliate investments	(191)
Net capital gain distributions received from Affiliate investments	17
Net realized (loss) on futures contracts	(2,597)
Net realized gain on written options	26,695
Net realized (loss) on swaps	(652,232)
Net realized gain on foreign currency transactions	53,105
Net change in unrealized appreciation on investments	493,221
Net change in unrealized appreciation on Affiliate investments	64
Net change in unrealized (depreciation) on futures contracts	(12,089)
Net change in unrealized appreciation on written options	30,520
Net change in unrealized appreciation on swaps	13,903
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(32,109)
Net Gain	154,823

Net Increase in Net Assets Resulting from Operations	$291,141

18	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands)	Year Ended March 31, 2013	Year Ended March 31, 2012
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$136,318	$418,447
Net realized (loss)	(338,513)	(3,024,336)
Net realized gain (loss) on Affiliate investments	(191)	726
Net capital gain distributions received from Affiliate investments	17	0
Net change in unrealized appreciation (depreciation)	493,446	(477,898)
Net change in unrealized appreciation on Affiliate investments	64	8
Net increase (decrease) resulting from operations	291,141	(3,083,053)
Distributions to Shareholders:
From net investment income
Institutional Class	(318,302)	(3,734,472)
Class P	(39,191)	(332,303)
Administrative Class	(11,224)	(235,707)
Class D	(13,362)	(249,418)
Class A	(21,491)	(546,744)
Class B	(169)	(15,335)
Class C	(5,830)	(220,480)
Class R	(225)	(1,775)
From net realized capital gains
Institutional Class	(140,378)	(398,434)
Class P	(19,535)	(33,120)
Administrative Class	(6,553)	(23,875)
Class D	(10,900)	(25,236)
Class A	(18,611)	(55,043)
Class B	(254)	(1,524)
Class C	(8,553)	(23,451)
Class R	(225)	(194)
Total Distributions	(614,803)	(5,897,111)
Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(695,754)	2,885,520

Total (Decrease) in Net Assets	(1,019,416)	(6,094,644)
Net Assets:
Beginning of year	21,397,292	27,491,936
End of year*	$20,377,876	$21,397,292

*Including undistributed net investment income of:	$71,500	$276,259

**	See note 13 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2013	19

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn Strategy Fund®

Year Ended March 31, 2013 (Amounts in thousands)	PIMCO CommodityRealReturn Strategy Fund®

Cash flows provided by operating activities:

Net increase in net assets resulting from operations	$291,141

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(12,031,736)
Proceeds from sales of long-term securities	14,136,356
Proceeds from sales of short-term portfolio investments, net	2,177,564
(Increase) in deposits with counterparty	(5)
Decrease in receivable for investments sold	304,646
Decrease in interest and dividends receivable	20,899
Decrease in OTC swap premiums received (paid)	42,895
(Decrease) in payable for investments purchased	(1,607,047)
(Decrease) in deposits from counterparty	(134,657)
(Decrease) in accrued investment advisory fees	(1,751)
(Decrease) in accrued supervisory and administrative fees	(1,168)
Increase in accrued distribution fee	161
(Decrease) in accrued servicing fee	(179)
Increase in recoupment payable to Manager	876
(Decrease) in variation margin receivable (payable) on financial derivative instruments	(15,152)
Proceeds from currency transactions	53,021
Payments on short sales transactions, net	(3,001)
Net change in unrealized (appreciation) on investments	(493,221)
Net change in unrealized (appreciation) on Affiliate investments	(64)
Net change in unrealized depreciation on futures contracts	12,089
Net change in unrealized (appreciation) on written options	(30,520)
Net change in unrealized (appreciation) on swaps	(13,903)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	32,109
Net realized (gain) on investments, written options and foreign currency transactions	(316,142)
Net amortization (accretion) on investments	301,645
Net cash provided by operating activities	2,724,856

Cash flows used for financing activities:
Proceeds from shares sold	8,067,258
Payment on shares redeemed	(9,251,830)
Cash dividend paid*	(133,781)
Proceeds from reverse repurchase agreements	23,993,577
Payments on reverse repurchase agreements	(25,755,318)
Proceeds from sale-buyback transactions	10,817,076
Payments on sale-buyback transactions	(10,438,763)
Proceeds from deposits from counterparty	115,863
Payments on deposits from counterparty	(135,294)
Net cash used for financing activities	(2,721,212)

Net Increase in Cash and Foreign Currency	3,644

Cash and Foreign Currency:
Beginning of year	6,930
End of year	$10,574

* Reinvestment of dividends	$481,022

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$8,865

20	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund®

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.5%
AES Corporation
3.750% due 05/27/2018		$613	$623
Charter Communications, Inc.
3.460% due 09/06/2016		355	357
Community Health Systems, Inc.
2.454% due 07/25/2014		276	277
HCA, Inc.
2.704% due 05/02/2016		8,093	8,124
IASIS Healthcare LLC
4.500% due 05/03/2018		9,800	9,950
Kabel Deutschland GmbH
4.119% due 12/31/2016	EUR	4,900	6,340
NRG Energy, Inc.
3.250% due 07/01/2018		$11,790	11,965
SeaWorld Parks & Entertainment, Inc.
4.000% due 08/17/2017		2,881	2,909
Springleaf Financial Funding Co.
5.500% due 05/10/2017		38,700	39,020
U.S. Airways Group, Inc.
2.705% due 03/23/2014		958	959
Vodafone Americas Finance, Inc.
6.875% due 08/17/2015		10,522	10,785
Weather Channel
3.500% due 02/13/2017		976	991

Total Bank Loan Obligations (Cost $91,149)			92,300

CORPORATE BONDS & NOTES 3.7%

BANKING & FINANCE 2.8%
Abbey National Treasury Services PLC
1.881% due 04/25/2014		33,800	34,128
Ally Financial, Inc.
0.000% due 06/15/2015		2,600	2,437
2.487% due 12/01/2014		1,100	1,102
7.500% due 12/31/2013		1,000	1,045
American International Group, Inc.
3.750% due 11/30/2013		28,100	28,678
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		100	106
Banco Santander Brasil S.A.
2.380% due 03/18/2014		10,400	10,429
4.250% due 01/14/2016		14,500	15,189
4.500% due 04/06/2015		1,500	1,567
Barclays Bank PLC
6.050% due 12/04/2017		39,600	44,338
BPCE S.A.
2.046% due 02/07/2014		38,300	38,729
2.375% due 10/04/2013		11,400	11,518

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 07/30/2015 (c)	EUR	1,400	$1,656
5.250% due 07/30/2014 (c)		500	601
9.000% due 03/17/2015 (c)		300	405
Citigroup, Inc.
2.293% due 08/13/2013		$4,148	4,176
5.500% due 04/11/2013		21,000	21,025
Credit Agricole Home Loan SFH
1.052% due 07/21/2014		57,200	57,352
Credit Agricole S.A.
1.752% due 01/21/2014		15,800	15,930
Eksportfinans ASA
2.375% due 05/25/2016		3,000	2,856
Export-Import Bank of Korea
4.000% due 01/29/2021		2,000	2,164
HBOS PLC
6.750% due 05/21/2018		14,500	16,196
Hutchison Whampoa Finance Ltd.
7.450% due 08/01/2017		3,200	3,954
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		2,800	3,029
ICICI Bank Ltd.
5.000% due 01/15/2016		500	535
5.500% due 03/25/2015		700	744
International Lease Finance Corp.
5.625% due 09/20/2013		5,830	5,947
6.500% due 09/01/2014		3,500	3,745
Intesa Sanpaolo SpA
2.688% due 02/24/2014		29,100	29,275
IPIC GMTN Ltd.
3.125% due 11/15/2015		1,000	1,048
LBG Capital PLC
6.385% due 05/12/2020	EUR	5,100	6,591
7.625% due 10/14/2020		500	667
Morgan Stanley
0.605% due 01/09/2014		$3,100	3,093
1.902% due 01/24/2014		64,800	65,348
2.792% due 05/14/2013		49,900	50,032
Prudential Financial, Inc. CPI Linked Bond
3.690% due 06/10/2013		36,200	36,434
Qatari Diar Finance QSC
5.000% due 07/21/2020		1,500	1,718
Royal Bank of Scotland NV
0.981% due 03/09/2015		1,000	956
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		300	321
5.499% due 07/07/2015		3,000	3,224
6.125% due 02/07/2022		850	952
SLM Corp.
6.250% due 01/25/2016		1,100	1,207
SLM Corp. CPI Linked Bond
2.967% due 10/01/2014		560	566

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	21

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.967% due 11/01/2016	$700	$686
4.098% due 01/31/2014	4,400	4,420
4.128% due 02/01/2014	6,073	6,204
4.278% due 11/01/2013	552	563
State Bank of India
4.500% due 10/23/2014	1,000	1,040
4.500% due 07/27/2015	300	316
Stone Street Trust
5.902% due 12/15/2015	2,000	2,175
Turkiye Garanti Bankasi A/S
2.802% due 04/20/2016	17,500	17,500
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017	500	539
6.902% due 07/09/2020	800	933

		565,389

INDUSTRIALS 0.6%
ALROSA Finance S.A.
7.750% due 11/03/2020	6,800	7,997
Anglo American Capital PLC
9.375% due 04/08/2014	1,000	1,080
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020	3,600	3,818
Braskem Finance Ltd.
7.250% due 06/05/2018	300	347
Con-way, Inc.
7.250% due 01/15/2018	10,000	11,797
D.R. Horton, Inc.
5.625% due 01/15/2016	5,000	5,450
6.500% due 04/15/2016	4,000	4,460
DISH DBS Corp.
6.625% due 10/01/2014	850	906
7.000% due 10/01/2013	5,000	5,141
Dolphin Energy Ltd.
5.500% due 12/15/2021	400	464
Ecopetrol S.A.
7.625% due 07/23/2019	1,200	1,509
El Paso LLC
7.000% due 06/15/2017	1,095	1,258
GTL Trade Finance, Inc.
7.250% due 10/20/2017	2,000	2,304
Harvest Operations Corp.
6.875% due 10/01/2017	3,900	4,378
Indian Oil Corp. Ltd.
4.750% due 01/22/2015	1,000	1,050
Lennar Corp.
5.500% due 09/01/2014	1,200	1,263
5.600% due 05/31/2015	3,000	3,210
New York Times Co.
5.000% due 03/15/2015	1,000	1,054

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Noble Group Ltd.
4.875% due 08/05/2015		$11,500	$12,133
NXP BV
2.945% due 10/15/2013	EUR	746	961
3.054% due 10/15/2013		$200	200
Pearson Dollar Finance PLC
5.500% due 05/06/2013		3,000	3,012
Petrobras International Finance Co.
3.875% due 01/27/2016		1,000	1,052
5.875% due 03/01/2018		1,500	1,693
7.875% due 03/15/2019		1,000	1,222
8.375% due 12/10/2018		2,000	2,510
Petroleos de Venezuela S.A.
5.000% due 10/28/2015		13,900	12,892
Rexam PLC
6.750% due 06/01/2013		12,800	13,040
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		500	546
Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020		1,500	1,629
Tate & Lyle International Finance PLC
6.625% due 06/15/2016		3,500	3,961
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		3,302	3,789

			116,126

UTILITIES 0.3%
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		800	833
7.700% due 08/07/2013		3,300	3,375
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		1,400	1,603
Gazprom OAO Via Gaz Capital S.A.
7.343% due 04/11/2013		4,600	4,612
Ipalco Enterprises, Inc.
5.000% due 05/01/2018		1,800	1,953
Majapahit Holding BV
7.250% due 06/28/2017		800	932
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016		1,500	1,613
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		34,105	37,686
Qtel International Finance Ltd.
3.375% due 10/14/2016		1,000	1,056
4.750% due 02/16/2021		500	559
5.000% due 10/19/2025		1,300	1,443
TNK-BP Finance S.A.
6.250% due 02/02/2015		1,500	1,606
6.625% due 03/20/2017		900	1,022
7.875% due 03/13/2018		1,300	1,566

22	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tokyo Electric Power Co., Inc.
1.094% due 04/25/2013	JPY	14,000	$149
1.500% due 05/30/2014		39,000	411
1.850% due 07/28/2014		39,000	412
4.500% due 03/24/2014	EUR	3,300	4,325
5.050% due 11/28/2014	JPY	10,000	111
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125% due 04/30/2018		$200	238

			65,505

Total Corporate Bonds & Notes (Cost $718,722)			747,020

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%
California State University Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2030		200	214
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047		700	619
5.750% due 06/01/2047		1,900	1,826
Santa Rosa, California Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 09/01/2024		11,225	7,248

			9,907

NEW JERSEY 0.0%
Tobacco Settlement Financing Corp. New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2029		3,350	3,238

OHIO 0.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2030		2,100	1,903

PUERTO RICO 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054		42,500	3,340

TEXAS 0.0%
Texas State Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 08/15/2021		4,500	3,525

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	$10,330	$8,904

Total Municipal Bonds & Notes (Cost $29,908)		30,817

U.S. GOVERNMENT AGENCIES 0.5%
Fannie Mae
0.334% due 03/25/2036	539	506
0.649% due 02/25/2037	9,549	9,595
2.638% due 05/01/2035	330	353
2.855% due 05/01/2036	75	79
3.000% due 04/01/2043	1,000	1,032
4.000% due 07/01/2019	8,325	8,933
5.410% due 01/13/2023	6,165	6,407
Freddie Mac
0.433% due 02/15/2019	7,201	7,216
0.473% due 01/15/2037	54	54
2.867% due 06/01/2033	356	378
3.097% due 01/01/2034	549	586
5.000% due 08/15/2020	414	418
Ginnie Mae
0.503% due 01/16/2031	28	28
NCUA Guaranteed Notes
0.653% due 10/07/2020	10,477	10,509
0.763% due 12/08/2020	47,765	47,980
Small Business Administration
5.902% due 02/10/2018	2,554	2,822

Total U.S. Government Agencies (Cost $95,758)		96,896

U.S. TREASURY OBLIGATIONS 92.0%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016	681,294	724,354
0.125% due 04/15/2017 (j)(l)	655,630	707,671
0.125% due 01/15/2022 (j)	296,289	322,863
0.125% due 07/15/2022 (g)	1,394,883	1,522,493
0.125% due 07/15/2022	1,001	1,093
0.125% due 01/15/2023 (g)(h)(k)	540,657	584,501
0.500% due 04/15/2015	615,592	646,997
0.625% due 04/15/2013	49	49
0.625% due 07/15/2021 (j)	1,325,258	1,518,249
0.625% due 02/15/2043 (f)	131,618	132,719
1.125% due 01/15/2021	691,900	816,821
1.250% due 04/15/2014	256,770	265,396
1.250% due 07/15/2020 (g)(j)(k)(l)	2,364,674	2,828,372
1.375% due 07/15/2018	40,137	47,070
1.375% due 01/15/2020	498,334	594,380
1.625% due 01/15/2015 (g)(j)	341,916	364,915

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.625% due 01/15/2018 (g)(h)(k)		$327,895	$382,690
1.750% due 01/15/2028		56,659	72,218
1.875% due 07/15/2013 (f)(j)(k)(l)		30,490	31,104
1.875% due 07/15/2013 (j)		314,962	321,310
1.875% due 07/15/2015		670,726	736,122
1.875% due 07/15/2019		391,356	479,747
1.875% due 07/15/2019 (h)(j)		324,809	398,170
2.000% due 01/15/2014		178,617	184,659
2.000% due 07/15/2014 (f)(g)(h)(j)		1,207,344	1,278,558
2.000% due 01/15/2016		643,289	717,417
2.000% due 01/15/2026		17,912	23,373
2.125% due 01/15/2019		135,131	165,029
2.125% due 01/15/2019 (j)		284,205	347,085
2.375% due 01/15/2017		126,327	147,466
2.375% due 01/15/2025		135,726	182,616
2.375% due 01/15/2027		10,721	14,629
2.500% due 07/15/2016		832,050	963,488
2.625% due 07/15/2017 (g)		975,649	1,174,895
3.375% due 04/15/2032		908	1,465
3.875% due 04/15/2029 (j)		5,203	8,477
U.S. Treasury Notes
0.250% due 01/31/2014		7,961	7,969
0.250% due 02/28/2014 (j)		24,800	24,824
1.000% due 01/15/2014 (j)		3,239	3,261
1.750% due 01/31/2014 (j)		1,228	1,245

Total U.S. Treasury Obligations (Cost $17,742,450)			18,745,760

MORTGAGE-BACKED SECURITIES 3.2%
Adjustable Rate Mortgage Trust
3.079% due 09/25/2035		2,706	2,569
5.233% due 10/25/2035		3,730	3,502
American Home Mortgage Assets LLC
0.394% due 05/25/2046		359	249
1.098% due 11/25/2046		8,795	4,956
American Home Mortgage Investment Trust
1.947% due 09/25/2045		1,568	1,530
Arran Residential Mortgages Funding PLC
1.426% due 11/19/2047	EUR	526	676
1.676% due 11/19/2047		6,500	8,511
Banc of America Commercial Mortgage Trust
0.372% due 06/10/2049		$481	481
5.492% due 02/10/2051		10,140	11,706
5.619% due 04/10/2049		350	357
5.623% due 06/10/2049		7,100	8,160
5.727% due 05/10/2045		9,700	10,951
5.754% due 02/10/2051		7,100	8,275
5.889% due 07/10/2044		600	678
Banc of America Funding Corp.
0.493% due 05/20/2035		424	284

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.449% due 05/20/2036	$1,474	$1,467
5.623% due 01/20/2047^	615	482
Banc of America Large Loan Trust
2.503% due 11/15/2015	30,496	30,747
Banc of America Mortgage Trust
2.850% due 03/25/2035	1,111	1,071
3.070% due 12/25/2034	3,236	3,211
3.124% due 07/25/2035	2,746	2,638
5.093% due 01/25/2035	95	96
6.500% due 09/25/2033	22	23
Banc of America Re-REMIC Trust
5.634% due 02/17/2051	8,100	9,204
BCAP LLC Trust
0.374% due 01/25/2037^	2,519	1,884
Bear Stearns Adjustable Rate Mortgage Trust
2.240% due 08/25/2035	2,424	2,444
2.353% due 02/25/2036^	979	656
2.513% due 05/25/2033	82	84
2.671% due 10/25/2035	2,929	2,853
3.123% due 01/25/2035	7,072	7,047
4.817% due 07/25/2034	2,461	2,475
5.256% due 03/25/2035	394	390
Bear Stearns Alt-A Trust
0.364% due 02/25/2034	1,649	1,591
2.502% due 09/25/2034	977	927
2.926% due 09/25/2035	841	712
Chase Mortgage Finance Corp.
2.799% due 03/25/2037	3,621	3,298
5.159% due 12/25/2035	5,411	5,324
5.500% due 12/25/2022	2,886	2,942
5.740% due 09/25/2036	2,772	2,616
Citigroup Mortgage Loan Trust, Inc.
1.990% due 09/25/2035	678	677
2.270% due 09/25/2035	4,187	4,166
2.340% due 09/25/2035	4,234	4,181
2.550% due 10/25/2035	3,936	3,728
2.570% due 03/25/2036	443	412
2.600% due 05/25/2035	915	919
2.877% due 12/25/2035^	745	496
5.310% due 08/25/2035	2,154	2,150
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	484	490
5.886% due 11/15/2044	3,571	4,182
Citimortgage Alternative Loan Trust
6.000% due 06/25/2037	855	742
Commercial Mortgage Pass-Through Certificates
0.303% due 12/15/2020	335	330
3.156% due 07/10/2046	13,660	14,346
5.800% due 12/10/2049	3,680	4,330
Countrywide Alternative Loan Trust
0.374% due 05/25/2047	8,083	6,524
0.383% due 02/20/2047	9,867	6,297
0.384% due 05/25/2047	3,921	2,920

24	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.398% due 12/20/2046		$800	$515
0.414% due 07/25/2046		320	255
1.174% due 12/25/2035		1,353	994
5.411% due 11/25/2035^		848	633
5.750% due 03/25/2037^		864	693
6.500% due 08/25/2032		1,707	1,710
Countrywide Home Loan Mortgage Pass-Through Trust
0.524% due 03/25/2035		150	120
0.544% due 06/25/2035		3,009	2,720
2.889% due 04/20/2035		1,938	1,923
2.987% due 09/25/2033		1,536	1,524
3.082% due 09/25/2047^		1,802	1,500
4.750% due 07/25/2014		27	27
4.852% due 11/20/2034		902	887
5.107% due 10/20/2035		985	833
5.500% due 11/25/2035^		435	419
5.500% due 04/25/2038		1,796	1,804
Credit Suisse First Boston Mortgage Securities Corp.
2.509% due 04/25/2034		5,343	5,431
Deutsche ALT-A Securities, Inc.
5.500% due 12/25/2035^		1,223	1,013
Deutsche ALT-B Securities, Inc.
0.304% due 10/25/2036^		313	163
Deutsche Mortgage Securities, Inc.
5.228% due 06/26/2035		9,816	9,998
Eurosail PLC
0.952% due 10/17/2040	EUR	6,937	8,535
First Horizon Mortgage Pass-Through Trust
2.619% due 10/25/2035		$749	751
5.000% due 10/25/2020		152	156
Gosforth Funding PLC
1.961% due 04/24/2047	GBP	6,600	10,198
Granite Master Issuer PLC
0.319% due 12/20/2054	EUR	1,887	2,381
0.399% due 12/20/2054		4,033	5,091
Granite Mortgages PLC
0.486% due 06/20/2044		377	477
0.589% due 01/20/2044		692	879
0.702% due 01/20/2044		$692	687
0.802% due 07/20/2043		3,016	2,991
Greenwich Capital Commercial Funding Corp.
0.344% due 11/05/2021		268	264
GS Mortgage Securities Corp.
1.103% due 03/06/2020		1,125	1,126
1.260% due 03/06/2020		10,000	10,021
1.456% due 03/06/2020		35,275	35,368
3.849% due 12/10/2043		9,148	9,867
4.592% due 08/10/2043		1,400	1,621
5.162% due 12/10/2043		10,000	11,988
5.560% due 11/10/2039		2,379	2,705
GSR Mortgage Loan Trust
2.653% due 11/25/2035		3,605	3,500
2.675% due 09/25/2035		2,119	2,151

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.009% due 11/25/2035	$691	$607
5.126% due 11/25/2035	6,427	5,973
Harborview Mortgage Loan Trust
0.383% due 07/19/2046	11,421	7,446
0.423% due 05/19/2035	1,449	1,187
0.453% due 01/19/2036	3,279	2,214
5.194% due 08/19/2036^	1,465	1,249
Homebanc Mortgage Trust
0.384% due 12/25/2036	934	781
0.474% due 10/25/2035	5,693	4,808
5.564% due 04/25/2037	948	755
Indymac Index Mortgage Loan Trust
0.394% due 09/25/2046	7,630	5,611
2.613% due 10/25/2034	1,350	1,332
2.973% due 06/25/2035	790	681
4.757% due 09/25/2035	821	758
Indymac Mortgage Loan Trust
0.384% due 07/25/2047	4,452	2,953
JPMorgan Chase Commercial Mortgage Securities Corp.
3.341% due 07/15/2046	2,900	3,108
3.673% due 02/15/2046	6,200	6,688
3.853% due 06/15/2043	4,330	4,585
5.298% due 05/15/2047	1,783	1,811
5.336% due 05/15/2047	110	124
5.440% due 06/12/2047	730	832
5.794% due 02/12/2051	9,500	11,118
JPMorgan Mortgage Trust
2.497% due 07/27/2037	1,028	918
2.991% due 07/25/2034	589	592
3.015% due 07/25/2035	588	580
4.988% due 06/25/2036	3,074	2,779
5.114% due 06/25/2035	870	878
5.192% due 06/25/2035	1,853	1,879
5.217% due 11/25/2035	1,087	1,065
5.268% due 07/25/2035	779	809
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	3,750	4,292
5.430% due 02/15/2040	2,525	2,859
5.866% due 09/15/2045	2,000	2,315
Lehman Brothers Floating Rate Commercial Mortgage Trust
0.323% due 09/15/2021	463	462
Luminent Mortgage Trust
0.374% due 12/25/2036	5,726	4,197
0.404% due 10/25/2046	1,862	1,579
MASTR Adjustable Rate Mortgages Trust
0.444% due 05/25/2037	781	539
Merrill Lynch Alternative Note Asset
0.504% due 03/25/2037	1,331	586
3.013% due 06/25/2037^	967	628
Merrill Lynch Mortgage Investors Trust
1.760% due 10/25/2035	4,040	3,991
2.579% due 06/25/2035	1,765	1,746
3.224% due 05/25/2034	668	651

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.076% due 12/25/2035		$580	$547
5.114% due 09/25/2035		758	728
5.450% due 05/25/2036		4,306	4,249
Merrill Lynch Mortgage Trust
5.686% due 05/12/2039		10,170	11,532
5.746% due 06/12/2050		465	474
5.850% due 06/12/2050		5,000	5,281
Merrill Lynch Mortgage-Backed Securities Trust
4.994% due 04/25/2037^		3,903	3,266
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		2,200	2,563
Morgan Stanley Capital Trust
5.447% due 02/12/2044		3,470	3,961
5.610% due 04/15/2049		2,823	2,860
5.889% due 06/11/2049		11,335	13,245
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		701	721
Morgan Stanley Re-REMIC Trust
5.787% due 08/12/2045		3,300	3,812
5.787% due 08/15/2045		4,700	5,429
OBP Depositor LLC Trust
4.646% due 07/15/2045		2,000	2,317
Opteum Mortgage Acceptance Corp.
0.464% due 07/25/2035		180	179
RBSSP Resecuritization Trust
2.609% due 12/26/2036		3,698	3,723
Residential Accredit Loans, Inc. Trust
0.504% due 08/25/2035		2,191	1,693
2.653% due 04/25/2035		544	505
3.364% due 08/25/2035^		627	367
3.684% due 02/25/2036^		704	479
Residential Asset Securitization Trust
5.000% due 08/25/2019		387	399
6.250% due 10/25/2036^		1,540	1,153
Residential Funding Mortgage Securities, Inc. Trust
3.275% due 09/25/2035^		3,241	2,657
5.341% due 06/25/2035		1,045	1,043
6.500% due 03/25/2032		1,053	1,110
Royal Bank of Scotland Capital Funding Trust
5.305% due 01/16/2049		644	644
Sequoia Mortgage Trust
0.903% due 10/19/2026		95	95
2.640% due 01/20/2047		1,816	1,548
Silenus European Loan Conduit Ltd.
0.376% due 05/15/2019	EUR	1,969	2,389
Structured Adjustable Rate Mortgage Loan Trust
0.524% due 10/25/2035		$2,297	1,887
2.654% due 04/25/2035		5,892	5,526
5.500% due 02/25/2036^		829	710
Structured Asset Mortgage Investments, Inc.
0.394% due 06/25/2036		752	587
0.424% due 05/25/2046		5,262	2,921
0.453% due 07/19/2035		3,742	3,706

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp.
2.739% due 10/28/2035	$1,144	$1,009
Vornado DP LLC Trust
4.004% due 09/13/2028	9,000	10,056
Wachovia Bank Commercial Mortgage Trust
0.283% due 06/15/2020	9,783	9,653
5.088% due 08/15/2041	10,935	11,402
Wachovia Mortgage Loan Trust LLC
2.627% due 08/20/2035	2,511	2,353
WaMu Mortgage Pass-Through Certificates
0.917% due 01/25/2047	5,751	4,425
0.937% due 04/25/2047	8,218	7,104
0.987% due 12/25/2046	2,349	2,092
1.157% due 06/25/2046	382	345
1.177% due 08/25/2046	1,329	1,091
1.377% due 11/25/2042	368	354
2.462% due 05/25/2046	258	228
2.486% due 04/25/2035	3,200	3,035
2.491% due 09/25/2035	3,800	3,579
2.571% due 11/25/2046	1,772	1,677
2.675% due 09/25/2036^	3,735	3,134
4.929% due 02/25/2037^	7,234	6,234
5.919% due 08/25/2046	7,609	7,305
Wells Fargo Mortgage-Backed Securities Trust
2.625% due 01/25/2035	1,628	1,614
2.626% due 09/25/2034	1,762	1,828
2.641% due 03/25/2036	9,203	8,946
2.642% due 06/25/2035	3,261	3,318
2.681% due 04/25/2036	1,988	1,972
2.712% due 04/25/2036	2,119	2,000
2.767% due 03/25/2036	371	366
5.011% due 03/25/2036	1,082	1,082
5.151% due 10/25/2035	4,352	4,319
5.500% due 05/25/2022	1,913	2,020
5.500% due 12/25/2035	730	734
5.582% due 04/25/2036	4,173	4,119

Total Mortgage-Backed Securities (Cost $592,899)		647,542

ASSET-BACKED SECURITIES 1.3%
ACE Securities Corp.
0.264% due 10/25/2036	52	18
AIMCO CLO
0.552% due 10/20/2019	3,941	3,881
Aircraft Certificate Owner Trust
6.455% due 09/20/2022	277	281
American Money Management Corp. CLO Ltd.
0.513% due 05/03/2018	1,194	1,192
Ameriquest Mortgage Securities, Inc.
0.404% due 08/25/2035	322	314
0.724% due 05/25/2034	2,043	1,697
Ares CLO Ltd.
0.508% due 03/12/2018	14,373	14,254

26	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Asset-Backed Securities Corp. Home Equity Loan Trust
0.834% due 09/25/2034		$1,427	$1,257
Avenue CLO Fund Ltd.
0.562% due 10/30/2017		3,501	3,466
Babson CLO Inc.
0.542% due 11/10/2019		8,298	8,168
Bear Stearns Asset-Backed Securities Trust
0.284% due 10/25/2036		77	75
0.724% due 07/25/2035		224	223
1.204% due 10/25/2037		3,153	2,672
BlackRock Senior Income Series Corp.
0.542% due 04/20/2019		2,491	2,441
Carrington Mortgage Loan Trust
0.304% due 06/25/2037		1,586	1,524
Citibank Omni Master Trust
2.953% due 08/15/2018		54,800	56,743
Citigroup Mortgage Loan Trust, Inc.
0.284% due 01/25/2037		115	58
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		491	509
Countrywide Asset-Backed Certificates
0.354% due 02/25/2037		4,298	3,910
0.454% due 04/25/2036		3,705	3,601
0.494% due 08/25/2036		2,400	1,102
5.085% due 04/25/2036		5,370	5,513
Cumberland CLO Ltd.
0.542% due 11/10/2019		2,324	2,324
Dryden Leveraged Loan CDO
0.539% due 05/22/2017		4,285	4,239
0.555% due 08/08/2022	EUR	7,128	8,896
Duane Street CLO Ltd.
0.543% due 11/08/2017		$5,148	5,142
Equity One ABS, Inc.
0.504% due 04/25/2034		46	37
First Franklin Mortgage Loan Trust
0.584% due 09/25/2035		394	389
Ford Auto Securitization Trust
2.296% due 07/15/2014	CAD	3,727	3,715
Galaxy CLO Ltd.
0.541% due 04/25/2019		$4,932	4,851
GSAA Trust
0.504% due 03/25/2037		1,374	842
GSAMP Trust
0.574% due 03/25/2047		2,500	1,345
Halcyon Structured Asset Management CLO Ltd.
0.479% due 05/21/2018		2,814	2,807
Harbourmaster CLO Ltd.
0.463% due 06/15/2020	EUR	1,208	1,527
Harvest CLO S.A.
0.827% due 03/29/2017		1,223	1,562

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSI Asset Securitization Corp. Trust
0.254% due 10/25/2036		$81	$40
0.474% due 02/25/2036		2,381	1,496
ING Investment Management Co.
0.557% due 12/01/2017		1,682	1,661
Jubilee CDO BV
0.806% due 10/15/2019	EUR	4,034	5,132
Landmark CDO Ltd.
0.587% due 06/01/2017		$1,641	1,631
Morgan Stanley ABS Capital
0.264% due 05/25/2037		1,362	730
0.674% due 07/25/2035		350	289
Morgan Stanley Home Equity Loan Trust
0.909% due 12/25/2034		1,202	1,180
Morgan Stanley IXIS Real Estate Capital Trust
0.254% due 11/25/2036		9	4
Morgan Stanley Mortgage Loan Trust
0.564% due 04/25/2037		1,254	644
Mountain View Funding CLO
0.564% due 04/15/2019		1,473	1,460
MSIM Peconic Bay Ltd.
0.582% due 07/20/2019		2,415	2,396
Navigare Funding CLO Ltd.
0.549% due 05/20/2019		2,703	2,686
Octagon Investment Partners Ltd.
0.587% due 11/28/2018		3,118	3,082
0.647% due 12/02/2016		1	1
Option One Mortgage Loan Trust
0.604% due 02/25/2035		1,106	1,090
Pacifica CDO Ltd.
0.561% due 01/26/2020		3,791	3,769
0.670% due 05/13/2016		175	175
Park Place Securities, Inc.
0.464% due 09/25/2035		401	390
0.854% due 10/25/2034		2,500	2,448
1.194% due 09/25/2034		977	808
Popular ABS Mortgage Pass-Through Trust
0.634% due 06/25/2035		6,300	5,360
Sherwood Castle Funding PLC
0.687% due 06/15/2016	GBP	1,000	1,514
SLC Student Loan Trust
4.750% due 06/15/2033		$16,242	15,427
SLM Student Loan Trust
2.350% due 04/15/2039		964	969
3.200% due 05/16/2044		2,409	2,522
3.453% due 05/16/2044		15,037	15,949
3.500% due 08/17/2043		46,242	44,368
Soundview Home Loan Trust
0.264% due 11/25/2036		689	263
0.344% due 12/25/2036		1,421	1,389
Structured Asset Investment Loan Trust
0.564% due 10/25/2035		1,544	1,497

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Volkswagen Car Lease
0.748% due 02/21/2017	EUR	240	$308
Wind River CLO Ltd.
0.610% due 12/19/2016		$1,724	1,719

Total Asset-Backed Securities (Cost $271,836)			272,972

SOVEREIGN ISSUES 8.0%
Australia Government Bond
5.500% due 01/21/2018	AUD	18,100	20,925
5.500% due 04/21/2023		22,700	27,796
Australia Government CPI Linked Bond
3.000% due 09/20/2025		45,200	64,802
4.000% due 08/20/2015		75,200	141,060
4.000% due 08/20/2020		127,700	255,190
Brazil Notas do Tesouro Nacional
6.000% due 08/15/2014	BRL	10,083	11,825
6.000% due 05/15/2015		4,400	5,254
6.000% due 05/15/2017		19,475	24,002
6.000% due 08/15/2024		6,100	8,098
Canada Government Bond
1.500% due 12/01/2044 (b)	CAD	4,722	6,003
4.250% due 12/01/2021 (b)		182,360	253,189
Canada Housing Trust
2.450% due 12/15/2015		26,100	26,540
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)	EUR	21,251	26,289
2.100% due 09/15/2016 (b)		183,867	240,175
Mexico Government International Bond
2.000% due 06/09/2022 (b)	MXN	354,042	30,390
2.500% due 12/10/2020 (b)		7,022	625
4.050% due 03/19/2015		107,740	8,732
4.320% due 01/30/2020		370,800	29,799
4.500% due 12/18/2014 (b)		1,121,760	96,640
5.000% due 06/16/2016 (b)		396,765	36,200
New South Wales Treasury Corp. CPI Linked Bond
2.500% due 11/20/2035	AUD	12,800	16,226
2.750% due 11/20/2025		68,750	93,348
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025	NZD	4,875	4,391
Province of Quebec
2.750% due 08/25/2021		$25,900	26,957
United Kingdom Gilt
0.125% due 03/22/2044 (b)	GBP	33,680	56,252
0.750% due 03/22/2034 (b)		6,563	12,600
1.250% due 11/22/2017 (b)		51,647	93,449
1.250% due 11/22/2032 (b)		10,190	21,335

Total Sovereign Issues (Cost $1,544,696)			1,638,092

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Ally Financial, Inc.
7.000% due 04/29/2013 (c)	7,750	$7,665
GMAC Capital Trust
8.125% due 02/15/2040	500,000	13,600

Total Preferred Securities (Cost $19,790)		21,265

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.9%

CERTIFICATES OF DEPOSIT 0.2%
Abbey National Treasury Services PLC
1.661% due 06/10/2013	$27,800	27,868
Dexia Credit Local S.A.
1.700% due 09/06/2013	6,600	6,627

		34,495

COMMERCIAL PAPER 0.1%
Santander S.A.
2.200% due 04/02/2013	600	600
3.100% due 10/01/2013	20,000	19,899

		20,499

REPURCHASE AGREEMENTS 0.4%
Banc of America Securities LLC
0.210% due 04/01/2013	24,700	24,700
(Dated 03/28/2013. Collateralized by U.S. Treasury Bonds 3.125% due 02/15/2043 valued at $9,727 and U.S. Treasury Notes 0.625% due 05/31/2017 valued at $15,539. Repurchase proceeds are $24,701.)
RBC Capital Markets LLC
0.230% due 04/01/2013	64,500	64,500
(Dated 03/28/2013. Collateralized by U.S. Treasury Notes 2.125% due 12/31/2015 valued at $65,847. Repurchase proceeds are $64,502.)
State Street Bank and Trust Co.
0.010% due 04/01/2013	2,500	2,500
(Dated 03/28/2013. Collateralized by Fannie Mae 2.170% due 11/07/2022 valued at $2,554. Repurchase proceeds are $2,500.)

		91,700

U.S. TREASURY BILLS 0.3%
0.109% due 04/04/2013 - 03/06/2014 (a)(j)(l)	67,215	67,421

28	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2013

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (d) 3.9%
PIMCO Short-Term Floating NAV Portfolio	71,816,395	$718,667
PIMCO Short-Term Floating NAV Portfolio III	7,255,805	72,507

		791,174

Total Short-Term Instruments (Cost $1,004,662)		1,005,289

MARKET VALUE (000S)
PURCHASED OPTIONS (n) 0.1%
(Cost $36,020)	$15,167

Total Investments 114.4% (Cost $22,147,890)	$23,313,120

Written Options (o) (0.1%) (Premiums $66,128)	(25,247)

Other Assets and Liabilities (Net) (14.3%)	(2,909,997)

Net Assets 100.0%	$20,377,876

Notes to Consolidated Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity, date shown represents next contractual call date.
(d)	Affiliated to the Fund.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $3,442,960 at a weighted average interest rate of 0.235%.
(f)	Securities with an aggregate market value of $3,398 have been pledged as margin collateral for repurchase agreements and/or reverse repurchase agreements as governed by Master Repurchase Agreements as of March 31, 2013.
(g)	Securities with an aggregate market value of $2,411,651 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
BOM	0.180%	03/06/2013	04/04/2013	$53,045	$(53,052)
	0.180%	03/07/2013	04/12/2013	24,790	(24,793)
	0.180%	03/08/2013	04/12/2013	112,828	(112,842)
BPG	0.200%	02/11/2013	07/29/2013	2,244	(2,245)
	0.250%	10/05/2012	04/04/2013	167,640	(167,847)
	0.250%	10/09/2012	04/04/2013	49,056	(49,115)
BSN	0.180%	02/11/2013	06/04/2013	62,883	(62,899)
	0.180%	02/27/2013	04/23/2013	73,957	(73,970)
	0.180%	02/27/2013	07/17/2013	102,373	(102,390)
FOB	0.230%	01/03/2013	04/08/2013	268,755	(268,906)
JPS	0.170%	01/31/2013	05/01/2013	325,588	(325,680)
	0.170%	03/11/2013	05/10/2013	1,167	(1,167)
	0.180%	02/25/2013	04/01/2013	118,900	(118,921)
	0.200%	02/11/2013	04/12/2013	7,909	(7,911)
RBS	0.170%	02/11/2013	04/12/2013	2,779	(2,779)
RDR	0.210%	02/28/2013	04/10/2013	197,837	(197,874)
	0.220%	01/07/2013	04/08/2013	571,796	(572,089)
	0.220%	03/11/2013	04/01/2013	9,509	(9,510)
	0.240%	03/19/2013	04/10/2013	256,620	(256,642)

					$(2,410,632)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	29

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(h)	Securities with an aggregate market value of $378,163 have been pledged or delivered as collateral for forward settling transactions, such as delayed-delivery or sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of March 31, 2013.
(i)	Sale-buyback financing transactions as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
BRC	0.280%	03/20/2013	04/10/2013	$35,753	$(35,824)
MSC	0.200%	03/04/2013	05/03/2013	188,444	(189,630)
TDM	0.180%	03/11/2013	05/06/2013	39,416	(39,667)
	0.180%	03/14/2013	05/06/2013	2,322	(2,337)
	0.180%	03/14/2013	07/10/2013	38,821	(39,260)
	0.180%	03/14/2013	07/11/2013	28,783	(29,111)
	0.210%	02/26/2013	04/15/2013	42,384	(42,484)

					$(378,313)

(1)	Payable for sale-buyback financing transactions includes $2,258 of deferred price drop on sale-buyback financing transactions.

(j)	Securities with an aggregate market value of $36,143 and cash of $13 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2016	6,693	$1,279
90-Day Eurodollar September Futures	Long	09/2015	1,268	263
Brent Crude December Futures	Short	11/2013	2,240	(4,097)
Brent Crude December Futures	Short	11/2014	1,602	(2,191)
Brent Crude May Futures	Short	04/2013	45	61
Corn December Futures	Long	12/2013	1,212	(1,272)
Corn March Futures	Long	03/2014	111	(81)
Corn May Futures	Short	05/2013	420	(162)
Corn May Futures	Short	05/2014	111	79
Corn September Futures	Short	09/2013	1,212	1,288
Euro-Mill Wheat November Futures	Long	11/2013	605	(731)
Euro-Rapeseed May Futures	Long	05/2013	133	146
Gas Oil April Futures	Long	04/2013	353	(1,530)
Gas Oil August Futures	Long	08/2013	353	(788)
Gas Oil June Futures	Short	06/2013	706	1,963
Gas Oil May Futures	Long	05/2013	60	(113)
Gold 100 oz. June Futures	Long	06/2013	690	(833)
High-Low Sulfur Fuel Oil Spread Swap August Futures	Long	08/2013	8	(12)
High-Low Sulfur Fuel Oil Spread Swap December Futures	Long	12/2013	8	(11)
High-Low Sulfur Fuel Oil Spread Swap July Futures	Long	07/2013	8	(16)
High-Low Sulfur Fuel Oil Spread Swap November Futures	Long	11/2013	8	(9)
High-Low Sulfur Fuel Oil Spread Swap October Futures	Long	10/2013	8	(7)
High-Low Sulfur Fuel Oil Spread Swap September Futures	Long	09/2013	8	(12)
Natural Gas May Futures	Short	04/2013	5,172	(24,814)
Natural Gas October Futures	Long	09/2013	5,197	20,502
Platinum July Futures	Long	07/2013	543	(269)
Robusta Coffee May Futures	Long	05/2013	257	(83)
Soybean July Futures	Long	07/2013	127	587
Soybean May Futures	Long	05/2013	423	(360)
Soybean Meal May Futures	Long	05/2013	240	(771)
U.S. Treasury 30-Year Bond June Futures	Short	06/2013	500	(532)
Wheat December Futures	Short	12/2013	1	8
Wheat July Futures	Short	07/2013	114	184

30	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2013

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Wheat May Futures	Short	05/2013	31	$43
White Sugar August Futures	Long	07/2013	132	(100)
WTI Crude December Futures	Long	11/2013	2,258	10,068
WTI Crude December Futures	Long	11/2014	1,602	3,270

				$947

(k)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $26,982 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	2.000%	06/19/2023	$	85,900	$668	$(879)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		245,600	14,124	(1,839)

						$14,792	$(2,718)

(l)	Securities with an aggregate market value of $15,692 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(m)	OTC swap agreements outstanding as of March 31, 2013:

Commodity Forward Swaps
Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	2H13 GOCO Index	$17.600	12/31/2013	MYC	132,000	$177	$0	$177
Pay	2H13 GOCO Index	17.630	12/31/2013	DUB	150,000	206	0	206
Pay	2H13 GOCO Index	17.675	12/31/2013	MYC	198,000	281	0	281
Pay	2H13 GOCO Index	18.100	12/31/2013	CBK	132,000	243	0	243
Pay	2H13 GOCO Index	18.100	12/31/2013	MYC	36,000	66	0	66
Pay	2H13 LSFOCO Index	7.200	12/31/2013	CBK	132,000	150	0	150
Pay	2H13 LSFOCO Index	7.100	12/31/2013	MYC	36,000	44	0	44
Pay	2H13 LSFOCO Index	6.800	12/31/2013	MYC	132,000	203	0	203
Pay	2H13 LSFOCO Index	6.530	12/31/2013	DUB	150,000	271	0	271
Pay	2H13 LSFOCO Index	6.525	12/31/2013	MYC	198,000	358	0	358
Receive	2Q13 GCGASCO Index	12.750	06/30/2013	MYC	75,000	168	0	168
Pay	2Q13 GCGASCO Index	16.600	06/30/2013	MYC	75,000	120	0	120
Receive	4Q13 BRENT Index	105.110	12/31/2013	BOA	37,500	48	0	48
Pay	4Q13 RBOB Index	2.630	12/31/2013	BOA	1,575,000	(149)	0	(149)
Pay	CAL14 GOCO Index	17.700	12/31/2014	GST	75,600	6	0	6
Pay	CAL14 GOCO Index	17.760	12/31/2014	CBK	122,400	17	0	17
Pay	CAL14 GOCO Index	17.880	12/31/2014	CBK	82,800	22	0	22
Pay	CAL14 GOCO Index	17.900	12/31/2014	MYC	122,400	35	0	35
Pay	CAL14 HSFOCO Index	10.900	12/31/2014	MYC	122,400	2	0	2
Pay	CAL14 HSFOCO Index	10.750	12/31/2014	CBK	122,400	20	0	20
Pay	CAL14 HSFOCO Index	10.100	12/31/2014	CBK	82,800	67	0	67
Pay	CAL14 HSFOCO Index	10.100	12/31/2014	GST	75,600	61	0	61
Pay	CBOT Wheat December Futures	8.213	11/11/2013	DUB	915,000	986	0	986
Receive	NGCAL19 Index	7.200	12/31/2019	DUB	2,042,000	(4,312)	0	(4,312)
Receive	NYSE Liffe Euro-Mill Wheat November Futures	2.820	11/11/2013	DUB	25,000	(257)	0	(257)

						$(1,167)	$0	$(1,167)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	31

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Credit Default Swaps on Corporate Issues - Buy Protection (2)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Con-way, Inc.	BOA	(1.834%	)	03/20/2018	2.177%	$	10,000	$159	$0	$159
D.R. Horton, Inc.	BPS	(1.000%	)	03/20/2016	1.044%		5,000	6	261	(255)
D.R. Horton, Inc.	BPS	(1.000%	)	06/20/2016	1.117%		4,000	15	215	(200)
DISH DBS Corp.	CBK	(3.650%	)	12/20/2013	0.387%		5,000	(128)	0	(128)
Intesa Sanpaolo SpA	BRC	(3.000%	)	03/20/2014	2.319%		29,000	(199)	1,401	(1,600)
Intesa Sanpaolo SpA	JPM	(3.000%	)	03/20/2014	2.319%		100	0	5	(5)
Lennar Corp.	BPS	(5.000%	)	06/20/2015	0.957%		3,000	(274)	(92)	(182)
Lennar Corp.	DUB	(5.000%	)	09/20/2014	0.654%		1,200	(80)	(40)	(40)
New York Times Co.	BRC	(1.000%	)	03/20/2015	0.776%		1,000	(6)	58	(64)
Pearson Dollar Finance PLC	CBK	(0.570%	)	06/20/2013	0.105%		1,500	(2)	0	(2)
Pearson Dollar Finance PLC	SOG	(0.900%	)	06/20/2013	0.105%		1,500	(3)	0	(3)
Rexam PLC	BRC	(1.450%	)	06/20/2013	0.091%		800	(3)	0	(3)
Rexam PLC	CBK	(1.450%	)	06/20/2013	0.091%		12,000	(44)	0	(44)
Royal Bank of Scotland Group PLC	SOG	(3.000%	)	03/20/2015	2.390%		1,000	(16)	(2)	(14)
Royal Bank of Scotland Group PLC	UAG	(1.000%	)	12/20/2016	3.484%		800	70	65	5
Tate & Lyle International Finance PLC	BRC	(1.150%	)	06/20/2016	0.476%		3,500	(77)	0	(77)

								$(582)	$1,871	$(2,453)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
BP Capital Markets America, Inc.	CBK	5.000%	06/20/2015	0.323%	$	250	$27	$5	$22
BP Capital Markets America, Inc.	GST	5.000%	09/20/2015	0.369%		900	105	15	90
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.611%		7,300	(295)	(213)	(82)
Brazil Government International Bond	HUS	1.000%	06/20/2020	1.611%		11,600	(469)	(339)	(130)
International Lease Finance Corp.	BOA	5.000%	06/20/2016	2.079%		1,400	132	(85)	217
International Lease Finance Corp.	DUB	5.000%	06/20/2016	2.079%		1,100	103	(58)	161
SLM Corp.	BOA	5.000%	03/20/2016	1.691%		300	29	1	28
Tokyo Electric Power Co., Inc.	CBK	1.000%	06/20/2013	1.760%	JPY	39,000	(1)	(97)	96
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2013	1.760%		134,000	(5)	(289)	284

							$(374)	$(1,060)	$686

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

32	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2013

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.900%	07/25/2016	BPS	EUR	37,900	$769	$288	$481
Pay	1-Month EUR-FRCPXTOB Index	2.000%	07/25/2016	BOA		2,500	64	9	55
Pay	1-Month EUR-FRCPXTOB Index	2.000%	07/25/2016	CBK		2,500	64	7	57
Pay	1-Month EUR-FRCPXTOB Index	2.000%	09/01/2016	BPS		60,000	1,418	82	1,336
Pay	1-Month EUR-FRCPXTOB Index	1.950%	09/01/2017	FBF		38,500	715	(158)	873
Pay	1-Month EUR-FRCPXTOB Index	2.000%	02/01/2018	CBK		7,800	103	3	100
Pay	1-Month EUR-FRCPXTOB Index	2.000%	02/01/2018	DUB		7,900	104	5	99
Pay	1-Month EUR-FRCPXTOB Index	2.000%	02/01/2018	MYC		31,200	413	13	400
Pay	1-Month EUR-FRCPXTOB Index	2.000%	02/01/2018	RYL		8,900	118	10	108
Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	BPS		17,400	153	(57)	210
Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	FBF		13,400	118	21	97
Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	GLM		15,400	136	53	83
Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	BPS		28,300	385	(279)	664
Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	JPM		15,000	204	(144)	348
Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	RYL		14,500	197	(139)	336
Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	SOG		18,400	251	(157)	408
Pay	1-Year BRL-CDI	7.900%	01/02/2015	JPM	BRL	30,200	(70)	(108)	38
Pay	1-Year BRL-CDI	8.150%	01/02/2015	GLM		100	0	0	0
Pay	1-Year BRL-CDI	8.255%	01/02/2015	GLM		88,200	158	111	47
Pay	1-Year BRL-CDI	8.260%	01/02/2015	UAG		99,400	183	114	69
Pay	1-Year BRL-CDI	8.270%	01/02/2015	MYC		358,100	(218)	(603)	385
Pay	1-Year BRL-CDI	8.485%	01/02/2015	DUB		282,900	224	(22)	246
Pay	1-Year BRL-CDI	8.560%	01/02/2015	UAG		691,100	884	157	727
Pay	1-Year BRL-CDI	8.630%	01/02/2015	MYC		285,200	1,577	1,378	199
Receive	3-Month USD-CPURNSA Index	2.360%	01/28/2017	DUB	$	18,700	(32)	0	(32)
Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017	GLM		72,600	(171)	63	(234)
Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017	RYL		18,300	9	65	(56)
Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	BPS		47,800	643	290	353
Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	CBK		71,500	963	546	417

							$9,362	$1,548	$7,814

Total Return Swaps on Indices
Pay/Receive	Underlying Reference	# of Units	Financing Rate	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	DJUBSTR Index	1,201,315	3-Month U.S. Treasury Bill rate plus a specified spread	$	334,526	08/15/2013	BOA	$(2,917)
Receive	ENHGD84T Index	5,794,238	3-Month U.S. Treasury Bill rate plus a specified spread		1,449,460	08/15/2013	BOA	(12,144)
Receive	DJUBSTR Index	1,276,505	3-Month U.S. Treasury Bill rate plus a specified spread		355,464	08/15/2013	BPS	(3,097)
Receive	CVICSTR3 Index	2,759,339	3-Month U.S. Treasury Bill rate plus a specified spread		823,840	08/15/2013	CBK	(7,293)
Receive	DJUBSF3T Index	960,339	3-Month U.S. Treasury Bill rate plus a specified spread		576,432	08/15/2013	CBK	(3,553)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	33

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Total Return Swaps on Indices (Cont.)
Pay/Receive	Underlying Reference	# of Units	Financing Rate	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	DJUBSTR Index	191,160	3-Month U.S. Treasury Bill rate plus a specified spread	$	53,231	08/15/2013	CBK		$	(464)
Receive	DJUBSTR Index	880,286	3-Month U.S. Treasury Bill rate plus a specified spread		245,130	08/15/2013	CIB			(2,137)
Receive	DBLCF27U Index	3,590,487	3-Month U.S. Treasury Bill rate plus a specified spread		998,827	08/15/2013	DUB			(5,683)
Receive	DJUBSTR Index	8,363,847	3-Month U.S. Treasury Bill rate plus a specified spread		2,329,050	08/15/2013	DUB			(20,310)
Pay	DJUBSHG Index	132,893	0.000%		48,428	08/15/2013	FBF			1,630
Receive	DJUBSTR Index	4,139,996	3-Month U.S. Treasury Bill rate plus a specified spread		1,152,849	08/15/2013	FBF			(10,053)
Receive	SPGCICP Index	70,833	0.000%		48,389	08/15/2013	FBF			(1,342)
Receive	DJUBSTR Index	840,357	3-Month U.S. Treasury Bill rate plus a specified spread		234,011	08/15/2013	GLM			(2,040)
Receive	MLCIPP2T Index	6,238,077	3-Month U.S. Treasury Bill rate plus a specified spread		2,216,479	08/15/2013	GLM			(18,579)
Pay	DJUBLC3T Index	183,260	3-Month U.S. Treasury Bill rate plus a specified spread		44,400	08/15/2013	JPM			(968)
Receive	DJUBSLC Index	405,366	0.000%		50,723	08/15/2013	JPM			1,080
Pay	DJUBSLH Index	243,186	0.000%		34,559	08/15/2013	JPM			(317)
Receive	DJUBSTR Index	5,684,865	3-Month U.S. Treasury Bill rate plus a specified spread		1,583,043	08/15/2013	JPM			(13,805)
Pay	DJUBSTR Index	435,090	3-Month U.S. Treasury Bill rate plus a specified spread		121,158	08/15/2013	JPM			1,057
Receive	JMABNIC0 Index	136,523	3-Month U.S. Treasury Bill rate plus a specified spread		97,624	08/15/2013	JPM			(632)
Receive	JMABNICP Index	592,152	3-Month U.S. Treasury Bill rate plus a specified spread		415,049	08/15/2013	JPM			(3,078)
Receive	JMC1DLH5 Index	193,071	0.000%		35,053	08/15/2013	JPM			444
Receive	JMCU3A3TR Index	1,261,201	3-Month U.S. Treasury Bill rate plus a specified spread		515,010	08/15/2013	JPM			(3,499)
Receive	DJUBSAL Index	124,454	0.240%		4,976	08/15/2013	MYC			(139)
Receive	DJUBSLI Index	204,185	0.200%		6,595	08/15/2013	MYC			152
Receive	DJUBSNI Index	13,382	0.240%		2,476	08/15/2013	MYC			(38)
Receive	DJUBSPR Index	86,319	0.180%		20,833	08/15/2013	MYC			(92)
Receive	DJUBSTR Index	1,952,486	3-Month U.S. Treasury Bill rate plus a specified spread		543,702	08/15/2013	MYC			(4,743)
Receive	DJUBSZS Index	37,321	0.240%		2,432	08/15/2013	MYC			(75)
Receive	SGMGOP Index	13,155	0.200%		12,919	08/15/2013	MYC			3
Receive	SGMICP Index	19,774	0.250%		9,255	08/15/2013	MYC			(257)
Receive	SPGSBRP Index	43,717	0.150%		37,403	08/15/2013	MYC			179
Receive	MOTT3001 Index	7,062,598	3-Month U.S. Treasury Bill rate plus a specified spread		2,111,288	12/27/2013	MYC			(9,794)
Receive	MOTT3002 Index	10,307,978	3-Month U.S. Treasury Bill rate plus a specified spread		3,044,526	12/27/2013	MYC			(14,153)
Receive	DJUBSF3T Index	1,088,140	3-Month U.S. Treasury Bill rate plus a specified spread		653,144	08/15/2013	SOG			(4,007)
Receive	DJUBSTR Index	2,756,158	3-Month U.S. Treasury Bill rate plus a specified spread		767,497	08/15/2013	SOG			(6,690)

								$		(147,354)

34	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2013

Variance Swaps
Pay/ Receive Variance	Reference Entity	Variance Strike Price	Maturity Date	Counterparty		Notional Amount	Market Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	CBOT Corn May Futures	9.766%	04/26/2013	DUB	$	2,590	$(143)	$0	$(143)
Receive	CBOT Corn May Futures	9.766%	04/26/2013	JPM		1,730	(95)	0	(95)
Pay	DJUBS Index	3.610%	04/04/2013	GST		14,600	430	0	430
Pay	DJUBS Index	2.890%	07/02/2013	JPM		3,110	38	0	38
Pay	DJUBS Index	3.028%	07/08/2013	GST		11,900	158	0	158
Pay	GOLDLNPM Index	2.326%	04/03/2013	GST		25,780	470	0	470
Pay	GOLDLNPM Index	1.690%	04/24/2013	JPM		11,940	77	0	77
Pay	GOLDLNPM Index	2.205%	05/30/2013	GST		28,030	295	0	295
Pay	GOLDLNPM Index	2.045%	06/05/2013	MYC		30,290	250	0	250
Pay	GOLDLNPM Index	2.576%	08/01/2013	HUS		1,050	5	0	5
Pay	GOLDLNPM Index	2.641%	08/01/2013	JPM		31,850	129	0	129
Pay	GOLDLNPM Index	2.657%	08/01/2013	MYC		64,140	311	0	311
Pay	GOLDLNPM Index	2.873%	11/27/2013	JPM		24,200	197	0	197
Pay	GOLDLNPM Index	3.460%	11/27/2013	SOG		12,620	183	0	183
Pay	GOLDLNPM Index	3.516%	11/27/2013	SOG		12,410	187	0	187
Pay	GOLDLNPM Index	3.706%	11/27/2013	MYC		14,462	245	0	245
Pay	GOLDLNPM Index	3.441%	11/29/2013	SOG		4,480	66	0	66
Pay	GOLDLNPM Index	3.610%	11/29/2013	MYC		26,320	429	0	429
Pay	GOLDLNPM Index	5.176%	08/06/2014	GST		18,120	296	0	296
Pay	GOLDLNPM Index	7.563%	09/30/2014	JPM		18,480	716	0	716
Pay	ICE Brent Crude June Futures	5.856%	05/13/2013	DUB		8,567	313	0	313
Pay	ICE Brent Crude May Futures	5.130%	04/10/2013	DUB		10,835	312	0	312
Pay	ICE Brent Crude May Futures	5.760%	04/10/2013	CBK		6,590	254	0	254
Receive	London Silver Market Fixing Ltd.	5.808%	06/05/2013	MYC		6,290	(104)	0	(104)
Receive	London Silver Market Fixing Ltd.	8.703%	11/27/2013	SOG		7,990	(241)	0	(241)
Receive	London Silver Market Fixing Ltd.	8.762%	11/27/2013	SOG		7,930	(244)	0	(244)
Receive	London Silver Market Fixing Ltd.	9.000%	11/27/2013	MYC		9,280	(307)	0	(307)
Receive	London Silver Market Fixing Ltd.	8.732%	11/29/2013	SOG		2,850	(85)	0	(85)
Receive	London Silver Market Fixing Ltd.	9.151%	11/29/2013	MYC		16,530	(561)	0	(561)
Receive	NYMEX WTI Crude June Futures	6.200%	05/16/2013	DUB		8,567	(302)	0	(302)
Receive	NYMEX WTI Crude May Futures	5.429%	04/17/2013	DUB		10,520	(275)	0	(275)
Pay	S&P 500 Index	7.290%	12/20/2013	GST		60,830	2,934	0	2,934
Pay	S&P 500 Index	7.453%	12/20/2013	BRC		52,120	2,602	0	2,602
Receive	S&P GSCI Crude Oil Index	6.150%	04/24/2013	BRC		8,416	(308)	0	(308)
Receive	S&P GSCI Crude Oil Index	6.250%	04/24/2013	DUB		8,919	(336)	0	(336)
Pay	SPGCBRP Index	5.382%	04/24/2013	BRC		8,942	299	0	299
Pay	SPGCBRP Index	5.523%	04/24/2013	DUB		8,919	310	0	310

							$8,505	$0	$8,505

(n)	Purchased options outstanding as of March 31, 2013:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - LME Copper July Futures	N/A	$7,000.000	07/03/2013	190		N/A	$450	$427
Call - NYMEX Brent Crude December Futures	N/A	117.000	11/15/2013	1,023		N/A	3,888	563
Call - NYMEX Brent Crude December Futures	N/A	118.750	12/31/2013	91		N/A	125	167
Call - NYMEX Brent Crude November Futures	N/A	118.750	11/29/2013	91		N/A	125	154
Call - NYMEX Brent Crude October Futures	N/A	118.750	10/31/2013	91		N/A	125	139
Call - OTC Brent Crude December Futures	GST	118.750	10/31/2013	N/A	$	4,000	58	61
Call - OTC Brent Crude December Futures	JPM	118.750	10/31/2013	N/A		2,000	27	31
Call - OTC Brent Crude February Futures	GST	118.750	12/31/2013	N/A		4,000	58	73
Call - OTC Brent Crude February Futures	JPM	118.750	12/31/2013	N/A		2,000	27	37
Call - OTC Brent Crude January Futures	GST	118.750	11/29/2013	N/A		4,000	58	68
Call - OTC Brent Crude January Futures	JPM	118.750	11/29/2013	N/A		2,000	27	34
Call - OTC WTI Crude December Futures	DUB	130.000	11/15/2013	N/A		57,600	4,148	92
Call - OTC WTI Crude December Futures	FBF	120.000	11/15/2013	N/A		5,000	710	19

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	35

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Options on Commodity Futures Contracts (Cont.)
Description	Counterparty	Exercise Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Call - OTC WTI Crude December Futures	JPM	$130.000	11/15/2013	N/A	$	9,800	$684	$16
Call - OTC WTI Crude December Futures	MYC	150.000	11/17/2015	N/A		102,000	6,326	571
Call - OTC WTI Crude December Futures	UAG	130.000	11/15/2013	N/A		15,000	1,122	24

							$17,958	$2,476

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.875%	04/14/2014	$	117,000	$5,949	$2,310

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Call - OTC USD versus JPY	JPM	JPY	99.000	09/24/2013	$	55,900	$970	$775
Call - OTC USD versus JPY	BOA		99.000	09/24/2013		68,100	1,107	944

							$2,077	$1,719

Options on Indices
Description	Counterparty	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC GOLDLNPM Index	MYC	$1,570.000	11/01/2013	4,000	oz.	$2,420	$1,979
Put - OTC GOLDLNPM Index	MYC	1,560.000	12/03/2013	4,680		2,293	2,349
Put - OTC GOLDLNPM Index	MYC	1,520.000	12/05/2013	4,480		2,016	1,647
Put - OTC GOLDLNPM Index	UAG	1,570.000	11/01/2013	3,500		2,124	1,732
Put - OTC GOLDLNPM Index	UAG	1,520.000	12/05/2013	2,600		1,183	955

						$10,036	$8,662

(o)	Written options outstanding as of March 31, 2013:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	# of Contracts	Notional Amount		Premium	Market Value
Put - LME Aluminum July Futures	N/A	$1,800.000	07/03/2013	760		N/A	$523	$(554)
Call - NYMEX Brent Crude December Futures	N/A	6.000	11/13/2013	1,213		N/A	1,298	(1,468)
Put - NYMEX Brent Crude December Futures	N/A	77.000	11/15/2013	1,023		N/A	4,863	(1,023)
Call - NYMEX Brent Crude June Futures	N/A	10.000	05/15/2013	286		N/A	264	(257)
Call - NYMEX Heating Oil December Futures	N/A	3.300	12/31/2013	91		N/A	153	(247)
Call - NYMEX Heating Oil November Futures	N/A	3.300	11/29/2013	91		N/A	153	(219)
Call - NYMEX Heating Oil October Futures	N/A	3.300	10/31/2013	91		N/A	153	(196)
Call - OTC Brent Crude December Futures	DUB	140.000	11/11/2013	N/A	$	57,600	4,303	(132)
Call - OTC Brent Crude December Futures	FBF	129.000	11/11/2013	N/A		5,000	713	(30)
Call - OTC Brent Crude December Futures	JPM	140.000	11/11/2013	N/A		9,800	706	(23)
Call - OTC Brent Crude December Futures	MYC	160.000	11/10/2015	N/A		50,000	3,150	(335)
Call - OTC Brent Crude December Futures	MYC	160.000	11/10/2015	N/A		52,000	3,276	(348)
Call - OTC Brent Crude December Futures	UAG	140.000	11/11/2013	N/A		15,000	1,164	(34)

36	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2013

Options on Commodity Futures Contracts (Cont.)
Description	Counterparty	Exercise Price	Expiration Date	# of Contracts	Notional Amount		Premium	Market Value
Call - OTC Heating Oil January Futures	GST	$3.300	11/29/2013	N/A	$	1,680	$71	$(96)
Call - OTC Heating Oil January Futures	GST	3.300	12/31/2013	N/A		1,680	71	(96)
Call - OTC Heating Oil January Futures	JPM	3.300	10/31/2013	N/A		840	34	(43)
Call - OTC Heating Oil January Futures	JPM	3.300	11/29/2013	N/A		840	34	(48)
Call - OTC Heating Oil January Futures	JPM	3.300	12/31/2013	N/A		840	34	(54)
Call - OTC Heating Oil November Futures	GST	3.300	10/31/2013	N/A		1,680	71	(86)

							$21,034	$(5,289)

Options on Exchange-Traded Futures Contracts
Description	Exercise Price		Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$	129.000	04/26/2013	276	$111	$(10)
Call - CBOT U.S. Treasury 10-Year Note May Futures		132.500	04/26/2013	276	71	(87)

					$182	$(97)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.500%	04/02/2013	$	595,600	$1,601	$(37)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.500%	04/02/2013		595,600	2,284	(1,418)
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013	EUR	179,700	366	(41)
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.850%	04/24/2013		76,800	105	(1)
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		66,500	114	(15)
Put - OTC 2-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		79,300	157	(18)
Put - OTC 2-Year Interest Rate Swap	HUS	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		29,900	52	(7)
Put - OTC 2-Year Interest Rate Swap	MYC	6-Month EUR-EURIBOR	Pay	0.850%	04/24/2013		90,700	129	(1)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	09/03/2013	$	84,900	282	(260)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.850%	04/14/2014		491,500	5,898	(757)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.800%	04/29/2013		32,200	13	(4)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.150%	04/29/2013		32,200	32	(20)
Put - OTC 5-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.500%	06/03/2013	EUR	154,600	674	(25)
Put - OTC 5-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		144,700	746	(62)
Put - OTC 5-Year Interest Rate Swap	CBK	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		30,000	135	(13)
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		56,700	288	(24)
Put - OTC 5-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		39,800	235	(17)
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.800%	07/29/2013	$	103,200	359	(377)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	37

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.650%	07/29/2013	$	103,200	$718	$(317)
Call - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		73,700	326	(270)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		73,700	539	(226)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		87,300	419	(319)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		87,300	508	(268)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		55,100	196	(202)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		55,100	343	(169)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		161,600	746	(591)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		161,600	1,193	(496)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		71,200	250	(260)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		71,200	343	(219)

								$19,051	$(6,434)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date		Notional Amount	Premium	Market Value
Call - OTC USD versus BRL	MSX	BRL	2.050	05/31/2013	$	25,500	$370	$(283)
Put - OTC USD versus JPY	BOA	JPY	89.000	04/16/2013		200,200	935	(107)
Call - OTC USD versus JPY	BPS		97.000	04/16/2013		200,200	1,381	(453)
Put - OTC USD versus JPY	BOA		88.000	09/24/2013		68,100	661	(726)
Put - OTC USD versus JPY	JPM		88.250	09/24/2013		55,900	576	(627)
Call - OTC USD versus JPY	BOA		104.000	09/24/2013		68,100	446	(385)
Call - OTC USD versus JPY	JPM		104.000	09/24/2013		55,900	394	(316)

							$4,763	$(2,897)

Options on Indices
Description	Counterparty	Strike Price	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC GOLDLNPM versus PLTLNPM Index Spread	DUB	$0.000	03/04/2014	710	oz.	$603	$(761)
Put - OTC GOLDLNPM versus PLTLNPM Index Spread	GST	(3.000)	03/03/2014	1,800		1,512	(1,829)
Put - OTC PLTMLNPM Index	DUB	1,540.000	04/23/2013	430		73	(72)
Put - OTC PLTMLNPM Index	DUB	1,433.000	06/25/2013	1,150		385	(89)
Put - OTC PLTMLNPM Index	GST	1,540.000	04/23/2013	320		60	(54)
Put - OTC PLTMLNPM Index	JPM	1,480.000	09/16/2013	885		285	(316)
Put - OTC PLTMLNPM Index	MYC	1,420.000	11/01/2013	5,275		3,692	(1,387)
Put - OTC PLTMLNPM Index	MYC	1,450.000	12/03/2013	4,680		2,820	(1,822)
Put - OTC PLTMLNPM Index	MYC	1,410.000	12/05/2013	4,480		2,419	(1,265)
Put - OTC PLTMLNPM Index	UAG	1,420.000	11/01/2013	4,385		2,988	(1,153)
Put - OTC PLTMLNPM Index	UAG	1,410.000	12/05/2013	2,600		1,412	(734)

						$16,249	$(9,482)

38	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2013

Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date (6)	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	BPS	218.803	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	02/11/2021	$85,000	$863	$(158)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	325,100	2,907	(582)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	33,400	431	(63)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	36,600	274	(60)
Floor - OTC YOY CPURNSA Index	BPS	0.000	Maximum of (-1.000% -(Index Final/Index Initial - 1)) or 0	03/01/2018	18,900	163	(172)
Floor - OTC YOY CPURNSA Index	RYL	217.965	Maximum of [-1.000% - (Final Index/Initial Index - 1)] or 0	09/28/2015	9,100	211	(13)

						$4,849	$(1,048)

(6)	YOY options may have a series of expirations.

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2012	0	$4,723,953	EUR	0	$55,444
Sales	17,511	52,244,757		1,025,500	83,301
Closing Buys	(4,827)	(1,580,898)		0	(24,237)
Expirations	(8,513)	(50,227,937)		(76,800)	(43,543)
Exercised	(64)	(818,000)		0	(4,837)

Balance at 03/31/2013	4,107	$4,341,875	EUR	948,700	$66,128

(p)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	4.000%	04/01/2043	$3,000	$3,185	$(3,199)

(q)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	26,977	$	28,193	BPS	$108	$0	$108
04/2013		569,288		585,011	JPM	0	(7,659)	(7,659)
04/2013		55,570		57,692	RBC	0	(160)	(160)
04/2013	BRL	16,250		8,235	BOA	194	0	194
04/2013		97,823		49,556	FBF	1,146	0	1,146
04/2013		114,073		56,646	MSC	195	0	195
04/2013	EUR	504		656	CBK	10	0	10
04/2013		370,518		492,372	GLM	17,423	0	17,423
04/2013		59,402		76,930	HUS	786	0	786
04/2013		388		509	RYL	11	0	11
04/2013	GBP	85,975		129,375	BPS	0	(1,260)	(1,260)
04/2013		35,322		53,832	BRC	162	0	162
04/2013		78,622		118,349	WST	0	(1,114)	(1,114)
04/2013	JPY	193,241		2,048	BRC	0	(5)	(5)
04/2013	MXN	318,320		24,883	BPS	0	(887)	(887)
04/2013		247,872		19,469	HUS	0	(597)	(597)
04/2013		317,660		24,147	UAG	0	(1,569)	(1,569)
04/2013	NZD	5,242		4,421	WST	35	0	35

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	39

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	$	1,282	AUD	1,246	CBK	$15	$0	$15
04/2013		347		334	HUS	1	0	1
04/2013		8,069	BRL	16,250	BOA	0	(28)	(28)
04/2013		48,577		97,823	FBF	0	(167)	(167)
04/2013		55,362		114,073	MSC	1,089	0	1,089
04/2013		4,201	EUR	3,225	BPS	0	(67)	(67)
04/2013		10,198		7,856	BRC	0	(128)	(128)
04/2013		54,070		41,326	CBK	0	(1,096)	(1,096)
04/2013		5,857		4,500	DUB	0	(89)	(89)
04/2013		17,153		13,280	FBF	0	(130)	(130)
04/2013		10,271		7,913	HUS	0	(127)	(127)
04/2013		35,879		27,879	RYL	0	(142)	(142)
04/2013		24,294	GBP	16,279	CBK	441	0	441
04/2013		43,011		28,517	DUB	319	0	319
04/2013		17,880		11,826	HUS	89	0	89
04/2013		8,888		5,890	MSC	61	0	61
04/2013		562	JPY	50,000	BRC	0	(31)	(31)
04/2013		561		50,000	UAG	0	(30)	(30)
04/2013		131	MXN	1,715	DUB	8	0	8
04/2013		39		508	FBF	2	0	2
04/2013		61,069		773,660	HUS	1,562	0	1,562
04/2013		874		11,431	JPM	52	0	52
04/2013		7,350		96,539	RBC	465	0	465
04/2013		8,032	ZAR	72,610	GLM	0	(164)	(164)
04/2013		134		1,200	JPM	0	(4)	(4)
04/2013		3,615		32,346	UAG	0	(110)	(110)
04/2013	ZAR	182,075	$	20,904	HUS	1,175	0	1,175
05/2013	EUR	94,812		121,639	BRC	81	0	81
05/2013		230,000		295,055	JPM	174	0	174
05/2013	GBP	64,991		98,679	BRC	0	(56)	(56)
05/2013		50,000		75,918	DUB	0	(43)	(43)
05/2013		22,407		34,029	MSC	0	(12)	(12)
06/2013	BRL	21,634		10,648	MSC	16	0	16
06/2013		7,554		3,774	UAG	62	0	62
06/2013	CAD	289,874		281,918	BRC	0	(2,927)	(2,927)
06/2013	MXN	529,868		42,197	HUS	0	(361)	(361)
06/2013	$	10,648	BRL	21,634	DUB	0	(16)	(16)
06/2013		49,190		97,823	FBF	0	(1,114)	(1,114)
06/2013		1,406		2,813	HUS	0	(23)	(23)
06/2013		4,597	EUR	3,534	DUB	0	(66)	(66)
06/2013		2,700	MXN	34,628	HUS	82	0	82
06/2013		2,200		28,177	UAG	63	0	63

						$25,827	$(20,182)	$5,645

(r)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Bank Loan Obligations	$0	$81,515	$10,785	$92,300
Corporate Bonds & Notes
Banking & Finance	0	565,389	0	565,389
Industrials	0	112,337	3,789	116,126
Utilities	0	65,505	0	65,505

40	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Municipal Bonds & Notes
California	$0	$9,907	$0	$9,907
New Jersey	0	3,238	0	3,238
Ohio	0	1,903	0	1,903
Puerto Rico	0	3,340	0	3,340
Texas	0	3,525	0	3,525
West Virginia	0	8,904	0	8,904
U.S. Government Agencies	0	38,407	58,489	96,896
U.S. Treasury Obligations	0	18,745,760	0	18,745,760
Mortgage-Backed Securities	0	638,338	9,204	647,542
Asset-Backed Securities	0	269,225	3,747	272,972
Sovereign Issues	0	1,638,092	0	1,638,092
Preferred Securities
Banking & Finance	13,600	7,665	0	21,265
Short-Term Instruments
Certificates of Deposit	0	34,495	0	34,495
Commercial Paper	0	20,499	0	20,499
Repurchase Agreements	0	91,700	0	91,700
U.S. Treasury Bills	0	67,421	0	67,421
Central Funds Used for Cash Management Purposes	791,174	0	0	791,174
Purchased Options
Commodity Contracts	563	10,575	0	11,138
Foreign Exchange Contracts	0	1,719	0	1,719
Interest Rate Contracts	0	2,310	0	2,310
	$805,337	$22,421,769	$86,014	$23,313,120

Short Sales, at value	$0	$(3,199)	$0	$(3,199)

Financial Derivative Instruments - Assets
Commodity Contracts	38,199	14,066	0	52,265
Credit Contracts	0	1,062	0	1,062
Equity Contracts	0	5,536	0	5,536
Foreign Exchange Contracts	0	25,827	0	25,827
Interest Rate Contracts	1,542	8,136	0	9,678
	$39,741	$54,627	$0	$94,368

Financial Derivative Instruments - Liabilities
Commodity Contracts	(39,285)	(92,071)	(81,295)	(212,651)
Credit Contracts	0	(2,829)	0	(2,829)
Foreign Exchange Contracts	0	(23,079)	0	(23,079)
Interest Rate Contracts	(532)	(9,571)	(1,048)	(11,151)
	$(39,817)	$(127,550)	$(82,343)	$(249,710)
Totals	$805,261	$22,345,647	$3,671	$23,154,579

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	41

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
Bank Loan Obligations	$0	$0	$0	$0	$0	$0	$10,785	$0	$10,785	$0
Corporate Bonds & Notes
Industrials	3,675	0	(198)	0	0	312	0	0	3,789	322
U.S. Government Agencies	65,629	0	(7,149)	0	0	9	0	0	58,489	33
Mortgage-Backed Securities	0	0	0	0	0	0	9,204	0	9,204	0
Asset-Backed Securities	11,459	3,470	(9,348)	4	(242)	65	0	(1,661)	3,747	4

	$80,763	$3,470	$(16,695)	$4	$(242)	$386	$19,989	$(1,661)	$86,014	$359

Financial Derivative Instruments - Assets
Commodity Contracts	$2,981	$0	$0	$0	$0	$(2,981)	$0	$0	$0	$0

Financial Derivative Instruments - Liabilities
Commodity Contracts	(543)	0	(2,116)	0	0	(54,689)	(23,947)	0	(81,295)	(55,232)
Interest Rate Contracts	(1,282)	266	(163)	0	1,094	(963)	0	0	(1,048)	144

	$(1,825)	$266	$(2,279)	$0	$1,094	$(55,652)	$(23,947)	$0	$(82,343)	$(55,088)

Totals	$81,919	$3,736	$(18,974)	$4	$852	$(58,247)	$(3,958)	$(1,661)	$3,671	$(54,729)

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Bank Loan Obligations	$10,785	Third Party Vendor	Broker Quote	103.25
Corporate Bonds & Notes
Industrials	3,789	Third Party Vendor	Broker Quote	114.75
U.S. Government Agencies	58,489	Third Party Vendor	Broker Quote	100.31-100.59
Mortgage-Backed Securities	9,204	Benchmark Pricing	Base Price	113.61
Asset-Backed Securities	3,466	Benchmark Pricing	Base Price	99.13
	281	Third Party Vendor	Broker Quote	101.50

Financial Derivative Instruments - Liabilities
Commodity Contracts	(2,590)	Indicative Market Quotations	Broker Quote	101.61-107.12
	(78,705)	Other Valuation Techniques (4)	—	—
Interest Rate Contracts	(1,048)	Indicative Market Quotations	Broker Quote	0.14-0.91

Total	$3,671

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

42	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2013

(s)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$11,138	$0	$0	$1,719	$2,310	$15,167
Variation margin receivable on financial derivative instruments (2)	1,946	0	0	0	0	1,946
Unrealized appreciation on foreign currency contracts	0	0	0	25,827	0	25,827
Unrealized appreciation on OTC swap agreements	14,066	1,062	5,536	0	8,136	28,800

	$27,150	$1,062	$5,536	$27,546	$10,446	$71,740

Liabilities:
Written options outstanding	$14,771	$0	$0	$2,897	$7,579	$25,247
Variation margin payable on financial derivative instruments (2)	1,992	0	0	0	2,213	4,205
Unrealized depreciation on foreign currency contracts	0	0	0	20,182	0	20,182
Unrealized depreciation on OTC swap agreements	159,618	2,829	0	0	322	162,769

	$176,381	$2,829	$0	$23,079	$10,114	$212,403

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$(8,888)	$0	$0	$0	$(2,007)	$(10,895)
Net realized gain (loss) on futures contracts	(12,346)	0	0	0	9,749	(2,597)
Net realized gain on written options	18,492	0	0	804	7,399	26,695
Net realized gain (loss) on swaps	(673,573)	(4,414)	260	0	25,495	(652,232)
Net realized gain on foreign currency transactions	0	0	0	43,746	0	43,746

	$(676,315)	$(4,414)	$260	$44,550	$40,636	$(595,283)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on investments (purchased options)	$(7,436)	$0	$0	$(358)	$(3,640)	$(11,434)
Net change in unrealized appreciation (depreciation) on futures contracts	800	0	0	0	(12,889)	(12,089)
Net change in unrealized appreciation on written options	13,836	0	0	1,866	14,818	30,520
Net change in unrealized appreciation on swaps	663	6,519	5,536	0	1,185	13,903
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(32,024)	0	(32,024)

	$7,863	$6,519	$5,536	$(30,516)	$(526)	$(11,124)

(1)	See note 6 in the Notes to Financial Statements for additional information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	43

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(2)

Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $947 and open centrally cleared swaps cumulative (depreciation) of $(2,718) as reported in the Notes to Consolidated Schedule of Investments.

(t)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
	PIMCO CommodityRealReturn Strategy Fund®			PIMCO Cayman Commodity Fund I, Ltd. (Subsidiary)
BOA	$(485)	$513	$28	$(15,162)	$(11,720)	$(26,882)
BPS	226	(350)	(124)	(3,097)	(470)	(3,567)
BRC	(3,732)	3,656	(76)	2,562	(2,670)	(108)
CBK	(312)	561	249	(10,536)	(10,840)	(21,376)
CIB	0	0	0	(2,137)	(1,360)	(3,497)
DUB	1,412	(1,570)	(158)	(30,247)	(18,800)	(49,047)
FBF	552	(560)	(8)	(9,776)	(8,120)	(17,896)
GLM	15,340	(16,730)	(1,390)	(20,619)	(16,450)	(37,069)
GST	(173)	0	(173)	2,969	(8,700)	(5,731)
HUS	2,110	(2,400)	(290)	5	0	5
JPM	(7,988)	10,039	2,051	(18,876)	(17,000)	(35,876)
MSC	1,349	(4,755)	(3,406)	0	0	0
MSX	(283)	287	4	0	0	0
MYC	660	(4,248)	(3,588)	(25,851)	(253,977)	(279,828)
RBC	305	0	305	0	0	0
RYL	(316)	0	(316)	0	0	0
SOG	232	0	232	(10,831)	(10,130)	(20,961)
UAG	(417)	396	(21)	761	(780)	(19)
WST	(1,079)	0	(1,079)	0	0	0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

44	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Notes to Financial Statements

March 31, 2013

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”). Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of the PIMCO CommodityRealReturn Strategy Fund® (the “Fund”) offered by the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are

ANNUAL REPORT	MARCH 31, 2013	45

Notes to Financial Statements (Cont.)

translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Consolidated Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 measurements in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements and sale-buyback financing transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net increase in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

46	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2013

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective April 1, 2012, the Fund began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Fund may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes),

ANNUAL REPORT	MARCH 31, 2013	47

Notes to Financial Statements (Cont.)

including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

48	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2013

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers out of Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2013	49

Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying

50	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2013

asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

ANNUAL REPORT	MARCH 31, 2013	51

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Loan Participations and Assignments  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of March 31, 2013, the Fund had no unfunded loan commitments.

(b) Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often

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referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

(c) Short Sales  The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing

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transactions by the Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

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6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Fund.

(a) Foreign Currency Contracts  The Fund may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of

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Notes to Financial Statements (Cont.)

the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Fund may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Fund may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts  The Fund may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying commodity for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The settlement for a Commodity Option will not include actual delivery of the underlying commodity but will rather settle the amount of the difference directly into the Fund’s custody account. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

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Interest Rate Swaptions  The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Straddle Options  The Fund may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow the Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums

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Notes to Financial Statements (Cont.)

are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Fund may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure of the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price of the commodity with respect to the number of units. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price variance of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the

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notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit

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Notes to Financial Statements (Cont.)

default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of March 31, 2013 for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  The Fund may enter into total return swap agreements to gain or mitigate exposure of the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

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Variance Swap Agreements  The Fund may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

7. PRINCIPAL RISKS

In the normal course of business the Fund trades financial instruments, and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

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Notes to Financial Statements (Cont.)

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Fund by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with

62	PIMCO COMMODITYREALRETURN STRATEGY FUND®

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relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15,

ANNUAL REPORT	MARCH 31, 2013	63

Notes to Financial Statements (Cont.)

2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. BASIS FOR CONSOLIDATION OF THE PIMCO COMMODITYREALRETURN STRATEGY FUND®

The PIMCO Cayman Commodity Fund I Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of March 31, 2013 of the Commodity Subsidiary to the Fund (amounts in thousands).

Subsidiary	Date of Incorporation	Subscription Agreement	Fund Net Assets	Subsidiary Net Assets	% of Fund Net Assets
PIMCO Cayman Commodity Fund I Ltd.	07/21/2006	08/01/2006	$20,377,876	$2,948,782	14.5%

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

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(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
0.25%	0.35%	0.25%	0.45%	0.45%

(c) Distribution and Servicing Fees   PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

ANNUAL REPORT	MARCH 31, 2013	65

Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class B	0.75%	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2013, the Distributor received $23,528,041 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Prior to January 1, 2013, each unaffiliated Trustee received an annual retainer of $135,000, plus $10,500 for each Board of Trustees quarterly meeting attended, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each special Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees

66	PIMCO COMMODITYREALRETURN STRATEGY FUND®

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meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $15,000 and each other committee chair will receive an additional annual retainer of $2,250.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as Waiver by PIMCO. For the period ended March 31, 2013, the amount was $26,395,349.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2013, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$174,774	$637,549

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur

ANNUAL REPORT	MARCH 31, 2013	67

Notes to Financial Statements (Cont.)

expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2013 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 03/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized (Loss)	Change in Unrealized Appreciation	Market Value 03/31/2013	Dividend Income	Net Capital Gain Distributions
$344,927	$7,558,774	$(7,184,900)	$(191)	$57	$718,667	$557	$17

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation	Market Value 03/31/2013	Dividend Income	Net Capital Gain Distributions
$0	$72,500	$0	$0	$7	$72,507	$0	$0

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$11,774,586	$13,174,402	$1,919,112	$2,733,974

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13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO CommodityRealReturn Strategy Fund®
	Year Ended 03/31/2013		Year Ended 03/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	711,430	$4,763,244	983,015	$7,973,658
Class P	232,669	1,532,598	124,480	1,015,473
Administrative Class	83,054	536,736	59,015	472,160
Class D	65,008	431,278	63,241	504,771
Class A	102,193	674,228	131,416	1,059,613
Class B	31	202	550	4,308
Class C	18,184	116,771	31,003	246,829
Class R	4,056	26,431	1,609	12,158

Issued as reinvestment of distributions
Institutional Class	52,908	351,492	396,713	2,927,220
Class P	6,200	41,176	24,924	184,124
Administrative Class	2,706	17,765	35,021	258,301
Class D	3,624	23,723	36,242	266,470
Class A	5,426	35,415	72,530	531,636
Class B	58	369	1,951	14,101
Class C	1,679	10,650	24,102	172,151
Class R	67	432	219	1,537

Cost of shares redeemed
Institutional Class	(929,957)	(6,261,038)	(1,050,883)	(8,390,760)
Class P	(106,395)	(709,984)	(126,770)	(993,234)
Administrative Class	(55,449)	(360,631)	(161,442)	(1,160,761)
Class D	(70,624)	(461,259)	(73,881)	(588,080)
Class A	(181,645)	(1,164,024)	(161,189)	(1,275,661)
Class B	(4,506)	(28,928)	(5,576)	(42,696)
Class C	(41,543)	(264,606)	(39,607)	(303,537)
Class R	(1,203)	(7,794)	(598)	(4,261)
Net (decrease) resulting from Fund share transactions	(102,029)	$(695,754)	366,085	$2,885,520

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

ANNUAL REPORT	MARCH 31, 2013	69

Notes to Financial Statements (Cont.)

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2013, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives. One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

70	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2013

As of March 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

PIMCO CommodityRealReturn Strategy Fund®
Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
$293,568	$0	$1,184,347	($103,357)	$0	$0	$0
(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through March 31, 2013 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2012 through March 31, 2013 and Ordinary losses realized during the period January 1, 2013 through March 31, 2013, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2013, the Fund had accumulated capital losses expiring in the following years (amounts in thousands). The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

PIMCO CommodityRealReturn Strategy Fund®
Expiration of Accumulated Capital Losses (amounts in thousands)
3/31/2014	3/31/2015	3/31/2016	3/31/2017	3/31/2018	3/31/2019
$0	$0	$0	$0	$0	$0

Under the recently enacted Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2013, the Fund had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO CommodityRealReturn Strategy Fund®	$—	$—

As of March 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO CommodityRealReturn Strategy Fund®	$22,182,975	$1,172,547	($42,402)	$1,130,145
(6)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals and treasury inflation-protected securities deflationary adjustments for federal income tax purposes.

ANNUAL REPORT	MARCH 31, 2013	71

Notes to Financial Statements (Cont.)

March 31, 2013

For the fiscal years ended March 31, 2013 and March 31, 2012, respectively, the Fund made the following tax basis distributions (amounts in thousands):

	PIMCO CommodityRealReturn Strategy Fund®
March 31, 2013				March 31, 2012
Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
$0	$555,609	$59,193	$0	$0	$5,789,307	$107,804	$0
(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Fund’s financial statements.

72	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and

Shareholders of PIMCO CommodityRealReturn Strategy Fund®:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO CommodityRealReturn Strategy Fund® and its wholly owned subsidiary (one series of PIMCO Funds, hereinafter referred to as the “Fund”) at March 31, 2013, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereinafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2013

ANNUAL REPORT	MARCH 31, 2013	73

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.
BOM	Bank of Montreal	JPM	JPMorgan Chase Bank N.A.
BPG	BNP Paribas Securities Corp.	JPS	JPMorgan Securities, Inc.
BPS	BNP Paribas S.A.	MSC	Morgan Stanley & Co., Inc.
BRC	Barclays Bank PLC	MSX	Morgan Stanley Capital Group, Inc.
BSN	Bank of Nova Scotia	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	RBC	Royal Bank of Canada
CIB	Canadian Imperial Bank of Commerce	RBS	RBS Securities, Inc.
DEU	Deutsche Bank Securities, Inc.	RDR	RBC Dain Rausher, Inc.
DUB	Deutsche Bank AG	RYL	Royal Bank of Scotland Group PLC
FBF	Credit Suisse International	SOG	Societe Generale
FOB	Credit Suisse Securities (USA) LLC	TDM	TD Securities (USA) LLC
GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford
GST	Goldman Sachs International	WST	Westpac Banking Corp.

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NZD	New Zealand Dollar
EUR	Euro	USD	United States Dollar
GBP	British Pound	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange
ICE	IntercontinentalExchange®	NYSE	New York Stock Exchange
LIFFE	London International Financial Futures Exchange	OTC	Over-the-Counter
LME	London Metal Exchange

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	FRCPXTOB	France Consumer Price ex-Tobacco Index
CVICSTR3	Dow Jones-UBS Customized Post Roll Index	GOLDLNPM	London Gold Market Fixing Ltd. PM
DJUBS	Dow Jones-UBS Commodity Index	GSCI	Goldman Sachs Commodity Index
DJUBSAL	Dow Jones-UBS Aluminum Sub-Index	JMABNIC0	JPMorgan Nic 0 Custom Index
DJUBSF3T	Dow Jones-UBS 3 Month Forward Total Return Commodity	JMABNICP	JPMorgan Nic P Custom Index
DJUBSHG	Dow Jones-UBS Copper Sub-Index	JMC1DLH5	Dow Jones-UBS Lean Hogs Sub-Index 5 Month Forward
DJUBSLC	DJUBS Live Cattle	JMCU3A3T	Dow Jones-UBS 3 Month Forward Total Return Pre Roll
DJUBSLH	Dow Jones-UBS Lean Hogs Sub-Index	MLCIPP2T	Merrill Lynch MLCIPP2T
DJUBSLI	Dow Jones-UBS Livestock Sub-Index	MOTT3001	Modified Pre-Roll Dow Jones-UBS Commodity IndexSM Total Return
DJUBSNI	Dow Jones-UBS Nickel Sub-Index	MOTT3002	Modified Post-Roll Dow Jones-UBS Commodity IndexSM Total Return
DJUBSPR	Dow Jones-UBS Precious Metals Sub-Index	NGCAL19	2019 Calendar Natural Gas
DJUBSTR	Dow Jones-UBS Commodity Index Total Return	PLTMLNPM	London Platinum & Palladium Market PM Fix
DJUBSZS	Dow Jones-UBS Zinc Sub-Index	SPGCICP	S&P GSCI Copper Index Excess Return
ENHGD84T	Dow Jones-AIG E84 Total Return	SPGSBRP	S&P GSCI Brent Crude Index Excess Return Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.	ST	State

74	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	JSC	Joint Stock Company
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	NCUA	National Credit Union Administration
CBO	Collateralized Bond Obligation	oz.	Ounce
CDI	Brazil Interbank Deposit Rate	RBOB	Reformulated Blendstock for Oxygenate Blending
CDO	Collateralized Debt Obligation	TDM	TD Securities (USA) LLC
CLO	Collateralized Loan Obligation	WTI	West Texas Intermediate
EURIBOR	Euro Interbank Offered Rate	YOY	Year-Over-Year

ANNUAL REPORT	MARCH 31, 2013	75

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2013.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2013 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2013 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO CommodityRealReturn Strategy Fund®	0.28%	0.28%	247,624	145,815

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2014, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2013.

76	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	167	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.
Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	167	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.
Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	167	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.
J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Adviser (primarily to manufacturing companies).	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.
Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.
**	Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	MARCH 31, 2013	77

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.
David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.
William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.
Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.
Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.
J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.
Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.
Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.
Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.
Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.
John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.
Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.
Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

78	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Privacy Policy

(Unaudited)

The Funds1,2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any investment fund managed by the Adviser in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

ANNUAL REPORT	MARCH 31, 2013	79

Privacy Policy (Cont.)

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

80	PIMCO COMMODITYREALRETURN STRATEGY FUND®

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF3011AR_033113

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2013

PIMCO Real Return Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the reporting period, the major Western central banks resorted to an unprecedented commitment to support asset prices and drive down interest rates through various monetary policy measures. As a result, low yields in perceived safe assets1 (such as U.S. Treasuries and German Bunds) encouraged investors to move further out the risk spectrum. The availability of “easy money” and asset purchases, derived from central bank quantitative easing policies and near-zero interest rates, helped to inflate most risk assets by encouraging greater risk taking as investors searched for higher returns and yields. Equity indices in the U.S. rallied and reached new highs, while yields on U.S. Treasuries and most developed market sovereign bonds remained low. Signs of an improving U.S. housing market and positive U.S. economic data also contributed to increased investor risk appetite, despite a period marked by ongoing geopolitical uncertainty and growing concerns about global economic growth. In particular, the unresolved banking crisis in Cyprus (and potentially more broadly across peripheral European countries), the continuing social unrest in the Middle East, and the unsettling situation with North Korea kept investors on edge.

The Federal Reserve (“Fed”) initiated a third round of quantitative easing, or QE3, expanding the Fed’s purchases beyond U.S. Treasuries to Agency mortgage-backed securities. In addition, the Fed announced that it would tie forward policy guidance to unemployment and inflation targets as well as maintain its $85 billion monthly asset purchase program. The U.S. Congress largely averted going over the fiscal cliff at year-end by passing the American Taxpayers Relief Act, but set the stage for potential fiscal uncertainty into 2013 due to its failure to reach a deal on the sequestration.

Within Europe, the imperfect rescue of the Cypriot financial system set new precedents on the eurozone’s four year old debt crisis, by forcing losses on uninsured Cypriot bank depositors and undermining public confidence in financial institutions. In mid-December 2012, Standard & Poor’s upgraded Greece’s sovereign debt rating from selective default to B-/B (the highest debt rating Greece has received since June 2011) due to the country’s debt buyback (financed by its European partners) and confidence that other eurozone members were committed to keeping Greece within the union. Furthermore, the European Central Bank (“ECB”) and other major European central banks reiterated their commitment to keep interest rates low for as long as necessary to help facilitate implementation of structural economic reforms in the region.

[1]	All investments contain risk and may lose value.

2	PIMCO REAL RETURN FUND

Included below are highlights of the financial markets during our twelve-month reporting period:

■

U.S. Treasury yields ended the period lower, with prices on these securities therefore higher. The yield on the benchmark ten-year U.S. Treasury note was 1.85%, or 0.36% lower than on March 31, 2012, but above its record low of 1.39% in July 2012. The Fed kept the Federal Funds Rate anchored within a range of zero to 0.25%. The Bank of England held its key lending rate at 0.50% and the ECB maintained its main policy rate at 0.75% during the reporting period, but lowered the rate to 0.50% in early May. The Bank of Japan announced an expanded monetary stimulus policy that includes plans for direct purchases of Japanese government bonds. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 3.77% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 5.68%, as represented by the Barclays U.S. TIPS Index, outperforming nominal U.S. Treasuries. Lower real yields, which declined across the maturity spectrum on the back of continued policy action by the Fed, drove the majority of U.S. TIPS returns. Breakeven inflation levels (or the difference between nominal and real yields and a proxy for inflation expectations) widened as the market priced in higher longer-term inflation given the Fed’s expanded scope of accommodative monetary policies. Diversified commodities posted negative returns, as represented by the Dow Jones-UBS Commodity Index Total Return, which declined 3.03%.

■

Agency mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasuries generally due to positive economic data in the U.S. and investor concern that the Fed might curtail its purchases of Agency MBS sooner than anticipated. While the mortgage sector as a whole underperformed, volatility in relative valuations between coupons remained as higher coupons benefited from positive supply technicals (or ongoing demand but no new issuance) and demand for lower duration assets. Non-Agency MBS, however, outperformed U.S. Treasuries amid investor appetite for higher yielding assets, limited new issue supply, and growing optimism regarding the recovery in the U.S. housing market. Commercial MBS (“CMBS”) also outperformed U.S. Treasuries, with lower credit quality securities exhibiting the strongest performance.

■

The investment grade and high yield corporate bond sectors outperformed like-duration U.S. Treasuries, driven by improving U.S. corporate growth prospects and investors’ search for yield. The financial sector, in particular, outperformed due to generally strong earnings and continued strengthening in corporate balance sheets.

■

Municipal bonds, both tax-exempt and taxable Build America Bonds, posted positive absolute returns as yields moved lower across the municipal yield curve. Select lower quality municipal sectors outperformed higher quality sectors as investors looked for yield by extending out the yield curve and down the credit spectrum.

ANNUAL REPORT	MARCH 31, 2013	3

Chairman’s Letter (Cont.)

■

Emerging market (“EM”) fixed income assets outperformed U.S. Treasuries as improved risk sentiment and global central bank quantitative easing policies reduced credit spreads and drove interest rates lower, fueling gains in both external and local EM bonds.

■

U.S. equities, as measured by the S&P 500 Index, returned 13.96% as investors embraced riskier assets in their search for higher returns. Global equities, as represented by the MSCI World Index, returned 11.85% despite concern over the Cypriot banking crisis and potential contagion to other peripheral eurozone countries. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 1.95%, underperforming developed market equities largely due to weaker EM corporate earnings.

On the following pages of this PIMCO Funds Annual Report, please find specific details of each Fund’s investment performance and a discussion of factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com/investments to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board and President PIMCO Funds May 22, 2013

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO REAL RETURN FUND

Important Information About the PIMCO Real Return Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to the Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

The Fund may be subject to various risks as described in the Fund’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Fund’s prospectus. The use of derivatives may subject the Fund to greater volatility than investments in traditional securities. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leveraging risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities entails additional risks, including political and economic risk and the risk of currency fluctuations; these risks may be enhanced in emerging markets. High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

On the Fund Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a CDSC, which declines from 5% in the first year to 0% after the fifth year. As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC

ANNUAL REPORT	MARCH 31, 2013	5

Important Information About the PIMCO Real Return Fund (Cont.)

may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class A, Class B, Class C, Class D and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on the Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same Fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes.

The following table discloses the inception date of the Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO Real Return Fund	01/29/97	01/29/97	04/30/08	04/28/00	04/08/98	01/29/97	01/29/97	01/29/97	12/31/02

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO REAL RETURN FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2013	7

PIMCO Real Return Fund

Cumulative Returns Through March 31, 2013

Average Annual Total Return for the period ended March 31, 2013
	1 Year	5 Years	10 Years	Fund Inception (01/29/97)
PIMCO Real Return Fund Institutional Class	7.61%	6.77%	6.91%	7.73%
PIMCO Real Return Fund Class P	7.50%	6.67%	6.80%	7.63%
PIMCO Real Return Fund Administrative Class	7.34%	6.51%	6.64%	7.45%
PIMCO Real Return Fund Class D	7.18%	6.34%	6.45%	7.27%
PIMCO Real Return Fund Class A	7.18%	6.31%	6.44%	7.26%
PIMCO Real Return Fund Class A (adjusted)	3.16%	5.67%	6.11%	7.06%
PIMCO Real Return Fund Class B	6.38%	5.52%	5.88%	6.92%
PIMCO Real Return Fund Class B (adjusted)	1.38%	5.20%	5.88%	6.92%
PIMCO Real Return Fund Class C	6.65%	5.79%	5.91%	6.73%
PIMCO Real Return Fund Class C (adjusted)	5.65%	5.79%	5.91%	6.73%
PIMCO Real Return Fund Class R	6.92%	6.05%	6.17%	6.98%
Barclays U.S. TIPS Index	5.68%	5.88%	6.32%	6.90%	*
Lipper Inflation-Protected Bond Funds Average	4.74%	4.89%	5.79%	6.92%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 01/31/1997.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 5.00% CDSC on Class B one- and five-year returns, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.47% for Institutional Class shares, 0.57% for Class P shares, 0.72% for Administrative Class shares, 0.87% for Class D shares, 0.87% for Class A shares, 1.62% for Class B shares, 1.37% for Class C shares, and 1.12% for Class R shares.

8	PIMCO REAL RETURN FUND

Institutional Class - PRRIX	Class P - PRLPX	Administrative Class - PARRX	Class D - PRRDX
Class A - PRTNX	Class B - PRRBX	Class C - PRTCX	Class R - PRRRX

Allocation Breakdown‡

U.S. Treasury Obligations	82.7%
Sovereign Issues	7.1%
Corporate Bonds & Notes	4.2%
Mortgage-Backed Securities	2.4%
Short-Term Instruments	1.2%
Other	2.4%

‡	% of Total Investments as of 03/31/13

Portfolio Insights

»

The PIMCO Real Return Fund seeks maximum real return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited absolute performance as real yields declined. However, an underweight to U.S. TIPS detracted from relative performance amid the rally in real yields during the reporting period.

»	Exposure to U.K. real duration (or sensitivity to changes in real interest rates) added to relative performance as real yields rallied during the reporting period.

»	Exposure to Australian inflation-linked bonds contributed to performance as Australian real yields rallied during the reporting period.

»	Exposure to near-term nominal rates in Brazil contributed to relative performance as yields in Brazil rallied during the reporting period.

»	An overweight to Italian inflation-linked bonds during the second half of the reporting period benefited relative returns as real yields in Italy fell.

»	Exposure to select investment grade corporate securities contributed to relative returns as spreads over U.S. Treasuries narrowed during the reporting period.

ANNUAL REPORT	MARCH 31, 2013	9

Expense Example

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held from October 1, 2012 to March 31, 2013.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Beginning Account Value (10/01/12)	Ending Account Value (03/31/13)	Expenses Paid During Period*	Net Annualized Expense Ratio
Institutional Class	$1,000.00	$1,011.20	$2.46	$1,000.00	$1,022.49	$2.47	0.49%
Class P	1,000.00	1,010.70	2.96	1,000.00	1,021.99	2.97	0.59
Administrative Class	1,000.00	1,009.90	3.71	1,000.00	1,021.24	3.73	0.74
Class D	1,000.00	1,009.10	4.46	1,000.00	1,020.49	4.48	0.89
Class A	1,000.00	1,009.10	4.46	1,000.00	1,020.49	4.48	0.89
Class B	1,000.00	1,005.40	8.20	1,000.00	1,016.75	8.25	1.64
Class C	1,000.00	1,006.60	6.95	1,000.00	1,018.00	6.99	1.39
Class R	1,000.00	1,007.90	5.71	1,000.00	1,019.25	5.74	1.14

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10	PIMCO REAL RETURN FUND

Benchmark Descriptions

Benchmark Legal Name	Benchmark Description

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2013	11

Financial Highlights PIMCO Real Return Fund

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Institutional Class
03/31/2013	$11.95	$0.17	$0.73	$0.90	$(0.33)	$(0.27)
03/31/2012	11.49	0.34	0.93	1.27	(0.42)	(0.39)
03/31/2011	10.87	0.28	0.63	0.91	(0.29)	0.00
03/31/2010	10.00	0.40	0.93	1.33	(0.46)	0.00
03/31/2009	11.45	0.33	(1.05)	(0.72)	(0.34)	(0.39)
Class P
03/31/2013	11.95	0.15	0.74	0.89	(0.32)	(0.27)
03/31/2012	11.49	0.32	0.94	1.26	(0.41)	(0.39)
03/31/2011	10.87	0.28	0.62	0.90	(0.28)	0.00
03/31/2010	10.00	0.34	0.98	1.32	(0.45)	0.00
04/30/2008 - 03/31/2009	11.22	0.10	(0.63)	(0.53)	(0.30)	(0.39)
Administrative Class
03/31/2013	11.95	0.14	0.73	0.87	(0.30)	(0.27)
03/31/2012	11.49	0.30	0.94	1.24	(0.39)	(0.39)
03/31/2011	10.87	0.25	0.64	0.89	(0.27)	0.00
03/31/2010	10.00	0.38	0.93	1.31	(0.44)	0.00
03/31/2009	11.45	0.27	(1.01)	(0.74)	(0.32)	(0.39)
Class D
03/31/2013	11.95	0.12	0.73	0.85	(0.28)	(0.27)
03/31/2012	11.49	0.29	0.93	1.22	(0.37)	(0.39)
03/31/2011	10.87	0.24	0.63	0.87	(0.25)	0.00
03/31/2010	10.00	0.36	0.93	1.29	(0.42)	0.00
03/31/2009	11.45	0.25	(1.01)	(0.76)	(0.30)	(0.39)
Class A
03/31/2013	11.95	0.13	0.72	0.85	(0.28)	(0.27)
03/31/2012	11.49	0.30	0.92	1.22	(0.37)	(0.39)
03/31/2011	10.87	0.23	0.63	0.86	(0.24)	0.00
03/31/2010	10.00	0.37	0.91	1.28	(0.41)	0.00
03/31/2009	11.45	0.23	(0.99)	(0.76)	(0.30)	(0.39)

Please see footnotes on page 14.

12	PIMCO REAL RETURN FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate**

$(0.60)	$12.25	7.61%	$10,059,104	0.48%		0.48%		0.45%		0.45%		1.37%		41%
(0.81)	11.95	11.31	8,963,508	0.47		0.47		0.45		0.45		2.88		129
(0.29)	11.49	8.48	7,559,915	0.46		0.46		0.45		0.45		2.51		174
(0.46)	10.87	13.51	7,762,237	0.48		0.48		0.45		0.45		3.79		408
(0.73)	10.00	(5.91)	5,101,322	0.65		0.65		0.45		0.45		3.13		915

(0.59)	12.25	7.50	1,886,341	0.58		0.58		0.55		0.55		1.25		41
(0.80)	11.95	11.19	1,616,504	0.57		0.57		0.55		0.55		2.68		129
(0.28)	11.49	8.37	1,176,669	0.56		0.56		0.55		0.55		2.45		174
(0.45)	10.87	13.39	670,522	0.56		0.56		0.55		0.55		3.18		408
(0.69)	10.00	(4.38)	2,031	0.86	*	0.86	*	0.55	*	0.55	*	1.14	*	915

(0.57)	12.25	7.34	1,736,194	0.73		0.73		0.70		0.70		1.10		41
(0.78)	11.95	11.03	1,501,744	0.72		0.72		0.70		0.70		2.54		129
(0.27)	11.49	8.21	1,192,602	0.71		0.71		0.70		0.70		2.24		174
(0.44)	10.87	13.22	1,060,100	0.73		0.73		0.70		0.70		3.57		408
(0.71)	10.00	(6.14)	738,750	0.94		0.94		0.70		0.70		2.59		915

(0.55)	12.25	7.18	2,528,152	0.88		0.88		0.85		0.85		0.97		41
(0.76)	11.95	10.86	2,275,872	0.87		0.87		0.85		0.85		2.45		129
(0.25)	11.49	8.04	1,819,723	0.86		0.86		0.85		0.85		2.10		174
(0.42)	10.87	13.05	1,476,692	0.88		0.88		0.85		0.85		3.42		408
(0.69)	10.00	(6.30)	1,003,987	1.12	(b)	1.12	(b)	0.88	(b)	0.88	(b)	2.42		915

(0.55)	12.25	7.18	4,896,233	0.88		0.88		0.85		0.85		1.02		41
(0.76)	11.95	10.86	4,813,730	0.87	(c)	0.87	(c)	0.85	(c)	0.85	(c)	2.50		129
(0.24)	11.49	7.99	4,264,937	0.91		0.91		0.90		0.90		2.06		174
(0.41)	10.87	13.00	3,868,404	0.93		0.93		0.90		0.90		3.45		408
(0.69)	10.00	(6.33)	3,115,455	1.15		1.15		0.90		0.90		2.24		915

Please see footnotes on page 14.

ANNUAL REPORT	MARCH 31, 2013	13

Financial Highlights PIMCO Real Return Fund (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Class B
03/31/2013	$11.95	$0.09	$0.67	$0.76	$(0.19)	$(0.27)
03/31/2012	11.49	0.29	0.84	1.13	(0.28)	(0.39)
03/31/2011	10.87	0.15	0.63	0.78	(0.16)	0.00
03/31/2010	10.00	0.31	0.90	1.21	(0.34)	0.00
03/31/2009	11.45	0.19	(1.03)	(0.84)	(0.22)	(0.39)
Class C
03/31/2013	11.95	0.07	0.72	0.79	(0.22)	(0.27)
03/31/2012	11.49	0.24	0.92	1.16	(0.31)	(0.39)
03/31/2011	10.87	0.18	0.63	0.81	(0.19)	0.00
03/31/2010	10.00	0.30	0.93	1.23	(0.36)	0.00
03/31/2009	11.45	0.19	(1.00)	(0.81)	(0.25)	(0.39)
Class R
03/31/2013	11.95	0.09	0.73	0.82	(0.25)	(0.27)
03/31/2012	11.49	0.25	0.94	1.19	(0.34)	(0.39)
03/31/2011	10.87	0.20	0.64	0.84	(0.22)	0.00
03/31/2010	10.00	0.33	0.93	1.26	(0.39)	0.00
03/31/2009	11.45	0.17	(0.96)	(0.79)	(0.27)	(0.39)

*	Annualized
**	Effective April 1, 2010, the calculation methodology of the portfolio turnover rate has been updated to exclude investments in the PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2008, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.
(c)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

14	PIMCO REAL RETURN FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate**

$(0.46)	$12.25	6.38%	$18,826	1.63%		1.63%		1.60%		1.60%		0.72%	41%
(0.67)	11.95	10.02	47,583	1.62	(c)	1.62	(c)	1.60	(c)	1.60	(c)	2.42	129
(0.16)	11.49	7.19	135,904	1.66		1.66		1.65		1.65		1.29	174
(0.34)	10.87	12.16	316,880	1.68		1.68		1.65		1.65		2.89	408
(0.61)	10.00	(7.03)	379,558	1.87		1.87		1.65		1.65		1.82	915

(0.49)	12.25	6.65	2,931,665	1.38		1.38		1.35		1.35		0.53	41
(0.70)	11.95	10.31	2,945,357	1.37	(c)	1.37	(c)	1.35	(c)	1.35	(c)	2.00	129
(0.19)	11.49	7.46	2,625,825	1.41		1.41		1.40		1.40		1.55	174
(0.36)	10.87	12.44	2,387,310	1.43		1.43		1.40		1.40		2.84	408
(0.64)	10.00	(6.80)	1,543,052	1.64		1.64		1.40		1.40		1.81	915

(0.52)	12.25	6.92	536,634	1.13		1.13		1.10		1.10		0.70	41
(0.73)	11.95	10.58	452,520	1.12	(c)	1.12	(c)	1.10	(c)	1.10	(c)	2.10	129
(0.22)	11.49	7.72	327,677	1.16		1.16		1.15		1.15		1.80	174
(0.39)	10.87	12.72	255,267	1.18		1.18		1.15		1.15		3.09	408
(0.66)	10.00	(6.56)	154,856	1.44		1.44		1.15		1.15		1.69	915

ANNUAL REPORT	MARCH 31, 2013	15

Statement of Assets and Liabilities PIMCO Real Return Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value	$28,005,598
Investments in Affiliates, at value	199,018
Cash	3,434
Foreign currency, at value	6,254
Receivable for investments sold	270,827
Receivable for investments sold on a delayed-delivery basis	158,786
OTC swap premiums paid	7,875
Unrealized appreciation on foreign currency contracts	24,808
Unrealized appreciation on OTC swap agreements	11,900
Receivable for Fund shares sold	32,367
Interest and dividends receivable	107,959
Dividends receivable from Affiliates	26
Other assets	3,534
28,832,386
Liabilities:
Payable for investments purchased	$7,340
Payable for investments in Affiliates purchased	26
Payable for reverse repurchase agreements	3,398,990
Payable for sale-buyback financing transactions	689,739
Written options outstanding	13,001
OTC swap premiums received	6,348
Variation margin payable on financial derivative instruments	2,737
Unrealized depreciation on foreign currency contracts	23,351
Unrealized depreciation on OTC swap agreements	7,761
Deposits from counterparty	25,027
Payable for Fund shares redeemed	47,864
Dividends payable	1,985
Accrued investment advisory fees	5,242
Accrued supervisory and administrative fees	5,752
Accrued distribution fees	2,286
Accrued servicing fees	1,787
Other liabilities	1
4,239,237
Net Assets	$24,593,149
Net Assets Consist of:
Paid in capital	$22,923,869
(Overdistributed) net investment income	(185,057)
Accumulated undistributed net realized gain	(25,478)
Net unrealized appreciation	1,879,815
$24,593,149
Cost of Investments	$26,156,663
Cost of Investments in Affiliates	$198,998
Cost of Foreign Currency Held	$6,344
Premiums Received on Written Options	$33,487

16	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2013

Net Assets:
Institutional Class	$10,059,104
Class P	1,886,341
Administrative Class	1,736,194
Class D	2,528,152
Class A	4,896,233
Class B	18,826
Class C	2,931,665
Class R	536,634
Shares Issued and Outstanding:
Institutional Class	821,396
Class P	154,035
Administrative Class	141,772
Class D	206,442
Class A	399,813
Class B	1,537
Class C	239,392
Class R	43,819
Net Asset Value and Redemption Price* Per Share Outstanding:
Institutional Class	$12.25
Class P	12.25
Administrative Class	12.25
Class D	12.25
Class A	12.25
Class B	12.25
Class C	12.25
Class R	12.25

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2013	17

Statement of Operations PIMCO Real Return Fund

Year Ended March 31, 2013
(Amounts in thousands)

Investment Income:
Interest, net of foreign taxes*	$458,361
Dividends	1,366
Dividends from Affiliate investments	348
Total Income	460,075

Expenses:
Investment advisory fees	61,491
Supervisory and administrative fees	67,822
Distribution and/or servicing fees - Administrative Class	4,204
Distribution and/or servicing fees - Class D	6,347
Distribution fees - Class B	199
Distribution fees - Class C	15,217
Distribution fees - Class R	1,292
Servicing fees - Class A	12,562
Servicing fees - Class B	66
Servicing fees - Class C	7,609
Servicing fees - Class R	1,292
Trustees’ fees	54
Interest expense	7,867
Miscellaneous expense	1
Total Expenses	186,023

Net Investment Income	274,052

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	418,553
Net realized (loss) on Affiliate investments	(124)
Net capital gain distributions received from Affiliate investments	8
Net realized gain on futures contracts	18,416
Net realized gain on written options	14,928
Net realized gain on swaps	25,790
Net realized gain on foreign currency transactions	61,455
Net change in unrealized appreciation on investments	883,711
Net change in unrealized appreciation on Affiliate investments	20
Net change in unrealized (depreciation) on futures contracts	(10,797)
Net change in unrealized appreciation on written options	19,770
Net change in unrealized appreciation on swaps	1,241
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(36,129)
Net Gain	1,396,842

Net Increase in Net Assets Resulting from Operations	$1,670,894

* Foreign tax withholdings	$4

18	PIMCO REAL RETURN FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Real Return Fund

(Amounts in thousands)	Year Ended March 31, 2013	Year Ended March 31, 2012
Increase in Net Assets from:

Operations:
Net investment income	$274,052	$548,750
Net realized gain	539,142	1,174,114
Net realized gain (loss) on Affiliate investments	(124)	249
Net capital gain distributions received from Affiliate investments	8	0
Net change in unrealized appreciation	857,796	439,212
Net change in unrealized appreciation on Affiliate investments	20	0
Net increase resulting from operations	1,670,894	2,162,325

Distributions to Shareholders:
From net investment income
Institutional Class	(266,393)	(293,965)
Class P	(49,673)	(46,873)
Administrative Class	(41,355)	(42,845)
Class D	(58,569)	(63,425)
Class A	(115,756)	(143,288)
Class B	(428)	(2,374)
Class C	(54,894)	(73,008)
Class R	(10,575)	(10,475)
From net realized capital gains
Institutional Class	(224,262)	(278,195)
Class P	(44,361)	(49,354)
Administrative Class	(39,341)	(46,396)
Class D	(58,337)	(68,845)
Class A	(111,419)	(150,069)
Class B	(443)	(2,032)
Class C	(67,378)	(91,819)
Class R	(11,757)	(12,947)

Total Distributions	(1,154,941)	(1,375,910)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	1,460,378	2,727,151

Total Increase in Net Assets	1,976,331	3,513,566

Net Assets:
Beginning of year	22,616,818	19,103,252
End of year*	$24,593,149	$22,616,818

*Including (overdistributed) net investment income of:	$(185,057)	$(54,109)

**	See note 12 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2013	19

Statement of Cash Flows PIMCO Real Return Fund

Year Ended March 31, 2013
(Amounts in thousands)

Cash flows (used for) operating activities:

Net increase in net assets resulting from operations	$1,670,894

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(13,638,100)
Proceeds from sales of long-term securities	12,434,912
Purchases of short-term portfolio investments, net	260,482
Decrease in deposits with counterparty	6
(Increase) in receivable for investments sold	(288,754)
Decrease in interest and dividends receivable	16,320
Decrease in OTC swap premiums received (paid)	32,526
(Increase) in other assets	(1)
(Decrease) in payable for investments purchased	(2,243,521)
(Decrease) in deposits from counterparty	(52,330)
Increase in accrued investment advisory fees	292
(Decrease) in accrued supervisory and administrative fees	(236)
Increase in accrued distribution fee	555
(Decrease) in accrued servicing fee	(31)
(Decrease) in variation margin receivable (payable) on financial derivative instruments	(10,986)
Payments from currency transactions	63,582
Increase in other liabilities	1
Net change in unrealized (appreciation) on investments	(883,711)
Net change in unrealized (appreciation) on Affiliate investments	(20)
Net change in unrealized depreciation on futures contracts	10,797
Net change in unrealized (appreciation) on written options	(19,770)
Net change in unrealized (appreciation) on swaps	(1,241)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	36,129
Net realized (gain) on investments, written options and foreign currency transactions	(494,820)
Net accretion (amortization) on investments	305,643
Net cash (used for) operating activities	(2,801,382)

Cash flows received from financing activities:
Proceeds from shares sold	7,799,693
Payment on shares redeemed	(7,343,605)
Cash dividend paid*	(136,216)
Proceeds from reverse repurchase agreements	21,221,744
Payments on reverse repurchase agreements	(19,426,830)
Proceeds from sale-buyback transactions	9,979,373
Payments on sale-buyback transactions	(9,289,634)
Proceeds from deposits from counterparty	65,780
Payments on deposits from counterparty	(69,656)
Net cash received from financing activities	2,800,649

Net Decrease in Cash and Foreign Currency	(733)

Cash and Foreign Currency:
Beginning of year	10,421
End of year	$9,688

* Reinvestment of dividends	$1,018,778

Supplemental disclosure of cash flow information:

Interest expense paid during the year	$4,289

20	PIMCO REAL RETURN FUND	See Accompanying Notes

Schedule of Investments PIMCO Real Return Fund

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%
AES Corporation
3.750% due 05/27/2018		$7,663	$7,781
Charter Communications, Inc.
3.460% due 09/06/2016		178	179
Community Health Systems, Inc.
2.454% due 07/25/2014		304	305
HCA, Inc.
2.704% due 05/02/2016		5,400	5,421
Kabel Deutschland GmbH
4.119% due 12/31/2016	EUR	5,700	7,375
SeaWorld Parks & Entertainment, Inc.
4.000% due 08/17/2017		$2,521	2,545
Springleaf Financial Funding Co.
5.500% due 05/10/2017		26,000	26,215
U.S. Airways Group, Inc.
2.705% due 03/23/2014		958	959
Vodafone Americas Finance, Inc.
6.875% due 08/17/2015		11,075	11,352
Weather Channel
3.500% due 02/13/2017		976	991

Total Bank Loan Obligations (Cost $62,404)			63,123

CORPORATE BONDS & NOTES 4.7%

BANKING & FINANCE 3.6%
Abbey National Treasury Services PLC
1.881% due 04/25/2014		37,000	37,359
ABN AMRO Bank NV
2.072% due 01/30/2014		59,100	59,825
Ally Financial, Inc.
0.000% due 06/15/2015		2,000	1,875
2.487% due 12/01/2014		2,000	2,003
3.492% due 02/11/2014		44,900	45,730
3.680% due 06/20/2014		1,000	1,028
4.500% due 02/11/2014		8,700	8,907
7.500% due 12/31/2013		4,300	4,493
American International Group, Inc.
3.750% due 11/30/2013		600	612
ANZ New Zealand International Ltd.
6.200% due 07/19/2013		28,200	28,700
Banco Bradesco S.A.
2.390% due 05/16/2014		10,000	10,126
Banco do Brasil S.A.
4.500% due 01/22/2015		16,150	16,877
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		100	106
Banco Santander Brasil S.A.
2.380% due 03/18/2014		56,600	56,755
4.250% due 01/14/2016		10,000	10,475

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bank of America Corp. Inflation Linked Bond
4.711% due 04/29/2025	MXN	18,000	$1,704
Barclays Bank PLC
6.050% due 12/04/2017		$19,600	21,945
10.179% due 06/12/2021		7,120	9,575
BBVA Bancomer S.A.
6.500% due 03/10/2021		11,200	12,768
BPCE S.A.
2.375% due 10/04/2013		10,000	10,104
4.625% due 07/30/2015 (c)	EUR	900	1,064
5.250% due 07/30/2014 (c)		1,700	2,043
9.000% due 03/17/2015 (c)		1,400	1,890
9.250% due 04/22/2015 (c)		1,100	1,466
Citigroup, Inc.
2.293% due 08/13/2013		$3,728	3,753
5.500% due 04/11/2013		23,400	23,427
Credit Agricole Home Loan SFH
1.052% due 07/21/2014		40,600	40,708
Dexia Credit Local S.A.
0.781% due 04/29/2014		35,000	34,787
Eksportfinans ASA
0.890% due 06/16/2015	JPY	100,000	978
2.000% due 09/15/2015		$9,100	8,742
2.375% due 05/25/2016		3,600	3,427
2.875% due 11/16/2016	CHF	400	422
5.500% due 05/25/2016		$1,000	1,040
5.500% due 06/26/2017		4,750	4,932
Export-Import Bank of Korea
4.000% due 01/29/2021		2,700	2,922
4.125% due 09/09/2015		3,100	3,334
5.125% due 06/29/2020		3,300	3,811
8.125% due 01/21/2014		500	529
HBOS PLC
6.750% due 05/21/2018		34,800	38,870
HSBC Finance Corp. CPI Linked Bond
4.530% due 09/15/2013		1,477	1,498
HSBC Holdings PLC
7.625% due 05/17/2032		200	266
ICICI Bank Ltd.
5.500% due 03/25/2015		1,000	1,063
International Lease Finance Corp.
5.625% due 09/20/2013		1,800	1,836
5.875% due 05/01/2013		1,900	1,910
6.500% due 09/01/2014		5,500	5,885
6.750% due 09/01/2016		1,300	1,476
7.125% due 09/01/2018		21,600	25,488
Intesa Sanpaolo SpA
2.688% due 02/24/2014		22,100	22,233
3.125% due 01/15/2016		22,400	21,913
3.625% due 08/12/2015		5,000	4,999
IPIC GMTN Ltd.
5.000% due 11/15/2020		1,000	1,135

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	21

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea Development Bank
4.375% due 08/10/2015		$600	$645
Lehman Brothers Holdings, Inc.
1.000% due 09/27/2027^		4,500	1,215
Lloyds TSB Bank PLC
9.875% due 12/16/2021		654	777
Merrill Lynch & Co., Inc.
0.659% due 07/22/2014	EUR	100	128
Morgan Stanley
0.605% due 01/09/2014		$1,300	1,297
0.753% due 10/18/2016		1,100	1,073
0.784% due 10/15/2015		1,500	1,476
1.281% due 04/29/2013		60,500	60,534
1.902% due 01/24/2014		29,100	29,346
2.792% due 05/14/2013		63,600	63,769
Nordea Eiendomskreditt A/S
2.125% due 09/22/2017		8,600	8,946
Prudential Financial, Inc. CPI Linked Bond
3.690% due 06/10/2013		32,500	32,710
Qatari Diar Finance QSC
5.000% due 07/21/2020		500	573
Resona Bank Ltd.
5.850% due 04/15/2016 (c)		100	108
Royal Bank of Scotland NV
0.981% due 03/09/2015		1,000	956
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
9.000% due 06/11/2014		600	650
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		700	749
5.400% due 03/24/2017		700	758
5.499% due 07/07/2015		1,000	1,075
6.125% due 02/07/2022		1,450	1,624
SLM Corp.
5.000% due 10/01/2013		13,425	13,693
8.450% due 06/15/2018		4,000	4,760
SLM Corp. CPI Linked Bond
2.967% due 11/01/2016		2,975	2,917
3.591% due 03/15/2015		60	59
3.598% due 04/01/2014		160	162
3.978% due 03/01/2014		145	148
4.028% due 02/01/2014		1,134	1,157
4.098% due 01/31/2014		1,837	1,845
4.128% due 02/01/2014		40	41
4.278% due 11/01/2013		1,344	1,372
Societe Generale S.A.
1.355% due 04/11/2014		45,000	45,273
Ventas Realty LP
3.125% due 11/30/2015		1,000	1,058
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		1,000	1,077
6.902% due 07/09/2020		800	933

			891,718

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 0.9%
ALROSA Finance S.A.
7.750% due 11/03/2020	$2,500	$2,940
Anglo American Capital PLC
9.375% due 04/08/2014	1,945	2,100
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020	4,400	4,667
Braskem Finance Ltd.
5.750% due 04/15/2021	500	527
7.250% due 06/05/2018	600	695
Con-way, Inc.
7.250% due 01/15/2018	10,000	11,797
CSC Holdings LLC
8.500% due 06/15/2015	1,000	1,035
CSN Islands Corp.
6.875% due 09/21/2019	600	669
CSN Resources S.A.
6.500% due 07/21/2020	1,000	1,074
CVS Pass-Through Trust
5.773% due 01/10/2033	1,043	1,217
6.036% due 12/10/2028	4,250	5,004
6.943% due 01/10/2030	8,363	10,434
7.507% due 01/10/2032	7,865	10,224
D.R. Horton, Inc.
5.625% due 09/15/2014	2,700	2,852
DISH DBS Corp.
7.000% due 10/01/2013	3,800	3,907
Dolphin Energy Ltd.
5.500% due 12/15/2021	1,000	1,159
Ecopetrol S.A.
7.625% due 07/23/2019	1,000	1,257
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	500	492
GTL Trade Finance, Inc.
7.250% due 10/20/2017	1,500	1,728
HCA, Inc.
7.250% due 09/15/2020	16,425	18,211
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	400	432
Indian Oil Corp. Ltd.
4.750% due 01/22/2015	600	630
Jones Group, Inc.
5.125% due 11/15/2014	10,000	10,525
Lennar Corp.
5.500% due 09/01/2014	1,500	1,579
Macy’s Retail Holdings, Inc.
7.875% due 07/15/2015	6,109	7,051
Masco Corp.
5.850% due 03/15/2017	8,000	8,853
New York Times Co.
5.000% due 03/15/2015	8,500	8,957

22	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Noble Group Ltd.
4.875% due 08/05/2015		$12,000	$12,660
NXP BV
2.945% due 10/15/2013	EUR	373	481
3.054% due 10/15/2013		$177	177
Office Depot, Inc.
6.250% due 08/15/2013		3,036	3,093
Ohio National Financial Services, Inc.
6.375% due 04/30/2020		3,000	3,552
Pearson Dollar Finance PLC
5.500% due 05/06/2013		3,000	3,012
6.250% due 05/06/2018		19,200	23,111
Petrobras International Finance Co.
3.875% due 01/27/2016		10,300	10,831
5.875% due 03/01/2018		1,500	1,692
7.875% due 03/15/2019		2,000	2,444
Petroleos de Venezuela S.A.
5.000% due 10/28/2015		10,200	9,460
Rexam PLC
6.750% due 06/01/2013		13,600	13,855
RPM International, Inc.
6.500% due 02/15/2018		8,550	10,035
SABIC Capital BV
3.000% due 11/02/2015		2,400	2,481
Tate & Lyle International Finance PLC
6.625% due 06/15/2016		3,500	3,961
Trane U.S., Inc.
5.500% due 04/01/2015		6,000	6,412
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		3,397	3,898

			231,171

UTILITIES 0.2%
AK Transneft OJSC Via TransCapitalInvest Ltd.
7.700% due 08/07/2013		9,700	9,920
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		1,400	1,603
Gazprom OAO Via Gaz Capital S.A.
7.343% due 04/11/2013		6,600	6,617
Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016		2,500	2,731
Korea Hydro & Nuclear Power Co. Ltd.
6.250% due 06/17/2014		400	425
Majapahit Holding BV
7.250% due 06/28/2017		700	816
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016		1,200	1,290
NRG Energy, Inc.
8.250% due 09/01/2020		4,200	4,762

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		$4,845	$5,354
Qtel International Finance Ltd.
4.750% due 02/16/2021		1,000	1,118
5.000% due 10/19/2025		1,000	1,110
TNK-BP Finance S.A.
6.250% due 02/02/2015		1,100	1,178
6.625% due 03/20/2017		1,000	1,135
7.875% due 03/13/2018		1,500	1,807
Tokyo Electric Power Co., Inc.
1.094% due 04/25/2013	JPY	11,000	117
1.500% due 05/30/2014		34,000	358
1.850% due 07/28/2014		34,000	359
4.500% due 03/24/2014	EUR	5,300	6,947
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125% due 04/30/2018		$700	834

			48,481

Total Corporate Bonds & Notes (Cost $1,125,475)			1,171,370

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.0%
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033		4,100	3,791
5.125% due 06/01/2047		700	619
5.750% due 06/01/2047		6,400	6,150

			10,560

ILLINOIS 0.0%
Will County, Illinois Community Unit School District No. 201-U Crete-Monee General Obligation Bonds, (NPFGC/FGIC Insured), Series 2004
0.000% due 11/01/2022		9,990	7,295

OHIO 0.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.750% due 06/01/2034		200	179

PUERTO RICO 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054		31,600	2,483

RHODE ISLAND 0.0%
Tobacco Settlement Financing Corp. Rhode Island Revenue Bonds, Series 2002
6.000% due 06/01/2023		970	972

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	23

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.0%
Texas State Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 08/15/2021	$4,500	$3,525

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	12,260	10,568

Total Municipal Bonds & Notes (Cost $34,175)		35,582

U.S. GOVERNMENT AGENCIES 0.3%
Fannie Mae
0.264% due 07/25/2037	1,655	1,578
0.304% due 01/25/2021	11	11
0.319% due 04/25/2035	41	40
0.334% due 03/25/2036	650	610
0.554% due 07/25/2037 - 05/25/2042	904	908
0.644% due 05/25/2036	760	766
0.649% due 02/25/2037	3,783	3,802
0.884% due 02/25/2041	17,140	17,284
1.375% due 06/01/2043 - 09/01/2044	1,021	1,038
1.378% due 10/01/2044	1,165	1,201
1.525% due 02/01/2032	7	7
1.602% due 04/01/2032	40	42
1.840% due 11/01/2033	39	41
2.011% due 02/01/2034	39	41
2.017% due 10/01/2033	4	4
2.020% due 04/01/2027	93	99
2.037% due 04/01/2033	512	541
2.331% due 09/01/2034	47	50
2.638% due 05/01/2035	413	441
2.640% due 05/25/2035	62	65
2.855% due 05/01/2036	75	79
3.344% due 04/01/2035	346	367
4.482% due 12/01/2036	201	212
4.618% due 09/01/2034	151	163
6.500% due 06/25/2028	69	78
Federal Housing Administration
7.430% due 12/01/2020	49	48
Freddie Mac
0.244% due 12/25/2036	1,280	1,272
0.464% due 08/25/2031	390	382
0.473% due 01/15/2037	54	54
0.484% due 09/25/2031	976	905
1.375% due 10/25/2044 - 02/25/2045	6,135	6,075
1.575% due 07/25/2044	350	359
2.225% due 07/01/2036	243	259
2.348% due 01/01/2034	447	477

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.603% due 09/01/2036	$229	$244
2.690% due 10/01/2036	161	172
2.867% due 06/01/2033	356	378
3.097% due 01/01/2034	549	586
4.500% due 07/15/2020	2,000	2,187
6.500% due 01/25/2028	33	38
7.000% due 10/15/2030	95	112
Ginnie Mae
0.603% due 06/16/2031 - 03/16/2032	73	74
1.625% due 12/20/2035	1,108	1,162
1.750% due 07/20/2035	45	48
3.500% due 05/01/2043	1,000	1,073
NCUA Guaranteed Notes
0.653% due 10/07/2020	11,045	11,079
2.650% due 10/29/2020	4,860	5,135
Small Business Administration
5.902% due 02/10/2018	2,554	2,822

Total U.S. Government Agencies (Cost $63,147)		64,409

U.S. TREASURY OBLIGATIONS 94.9%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016	591,788	629,190
0.125% due 04/15/2017	239,072	258,049
0.125% due 01/15/2022 (i)	1,305,426	1,422,507
0.125% due 07/15/2022 (f)(i)	2,278,563	2,487,015
0.125% due 01/15/2023 (f)(g)	344,863	372,829
0.500% due 04/15/2015 (k)	222,490	233,840
0.625% due 07/15/2021 (g)	997,726	1,143,020
0.625% due 02/15/2043	194,043	195,665
0.750% due 02/15/2042 (i)(j)(k)	287,058	301,187
1.125% due 01/15/2021	463,491	547,173
1.250% due 04/15/2014	153,953	159,125
1.250% due 07/15/2020 (f)	1,316,805	1,575,022
1.375% due 01/15/2020	348,004	415,077
1.625% due 01/15/2015	472,950	504,763
1.750% due 01/15/2028	454,610	579,450
1.875% due 07/15/2013	931,880	950,663
1.875% due 07/15/2015	231,246	253,793
1.875% due 07/15/2019	369,222	452,613
2.000% due 01/15/2014	193,258	199,796
2.000% due 07/15/2014	555,694	588,471
2.000% due 01/15/2016	864,579	964,208
2.000% due 01/15/2026	830,263	1,083,364
2.125% due 01/15/2019	250,828	306,324
2.125% due 02/15/2040 (i)(j)(k)	38,293	54,155
2.125% due 02/15/2041	315	448
2.375% due 01/15/2025 (i)	1,132,027	1,523,108
2.375% due 01/15/2027	455,992	622,180
2.500% due 07/15/2016	528,245	611,692
2.500% due 01/15/2029	291,154	407,934
2.625% due 07/15/2017 (f)	815,435	981,962
3.375% due 04/15/2032 (j)	57,623	92,953

24	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% due 04/15/2028 (f)(g)(j)		$1,135,692	$1,778,156
3.875% due 04/15/2029 (f)(i)(j)		1,006,598	1,639,969

Total U.S. Treasury Obligations (Cost $21,709,246)			23,335,701

MORTGAGE-BACKED SECURITIES 2.8%
Adjustable Rate Mortgage Trust
3.013% due 08/25/2035		2,697	2,572
5.233% due 10/25/2035		3,215	3,019
American General Mortgage Loan Trust
5.150% due 03/25/2058		5,082	5,227
American Home Mortgage Assets LLC
0.394% due 05/25/2046		975	675
0.394% due 09/25/2046		822	554
0.414% due 10/25/2046		14,160	9,304
American Home Mortgage Investment Trust
1.947% due 09/25/2045		2,274	2,194
Arran Residential Mortgages Funding PLC
1.676% due 11/19/2047	EUR	15,300	20,034
Banc of America Commercial Mortgage Trust
0.372% due 06/10/2049		$375	375
5.492% due 02/10/2051		530	612
5.619% due 04/10/2049		913	931
5.623% due 06/10/2049		10,000	11,493
5.727% due 05/10/2045		12,525	14,141
5.754% due 02/10/2051		10,000	11,655
Banc of America Funding Corp.
5.623% due 01/20/2047^		697	546
5.753% due 10/25/2036^		613	493
5.837% due 01/25/2037		486	387
5.888% due 04/25/2037		375	340

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Mortgage Trust
3.070% due 12/25/2034	$1,908	$1,893
3.124% due 07/25/2035	2,569	2,469
Banc of America Re-REMIC Trust
5.634% due 02/17/2051	6,800	7,727
BCAP LLC Trust
0.374% due 01/25/2037^	3,428	2,564
5.575% due 03/26/2037	3,900	3,697
Bear Stearns Adjustable Rate Mortgage Trust
2.240% due 08/25/2035	3,745	3,776
2.353% due 02/25/2036^	773	518
2.671% due 10/25/2035	2,929	2,853
2.733% due 11/25/2030	230	236
2.793% due 03/25/2035	3,504	3,540
3.018% due 02/25/2034	2,752	2,731
3.018% due 05/25/2047^	3,384	2,770
3.068% due 01/25/2034	622	635
3.123% due 01/25/2035	3,396	3,384
3.124% due 01/25/2034	1,735	1,750
3.485% due 11/25/2034	400	405
Bear Stearns Alt-A Trust
0.825% due 08/25/2036^	704	271
2.768% due 05/25/2035	142	139
2.817% due 08/25/2036^	687	479
2.869% due 11/25/2036	2,186	1,539
2.926% due 09/25/2035	202	171
Bear Stearns Commercial Mortgage Securities
5.663% due 06/11/2040	1,979	2,003
CC Funding Corp.
0.384% due 07/25/2036	1,059	877
Chase Mortgage Finance Corp.
2.969% due 02/25/2037	308	306
3.021% due 02/25/2037	226	233
5.159% due 12/25/2035	4,078	4,013
Chaseflex Trust
0.704% due 06/25/2035	610	392
Citigroup Mortgage Loan Trust, Inc.
1.990% due 09/25/2035	1,140	1,139
2.270% due 09/25/2035	4,278	4,256
2.340% due 09/25/2035	4,145	4,094
2.550% due 10/25/2035	3,608	3,417
2.570% due 10/25/2035	603	594
2.600% due 05/25/2035	1,067	1,072
2.823% due 03/25/2034	425	424
2.887% due 07/25/2046^	2,887	2,258
3.111% due 09/25/2037^	988	804
5.310% due 08/25/2035	2,195	2,191
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	484	490
5.886% due 11/15/2044	6,250	7,318
Citimortgage Alternative Loan Trust
5.500% due 07/25/2036^	3,968	4,026

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	25

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Commercial Mortgage Pass-Through Certificates
3.156% due 07/10/2046		$13,569	$14,250
5.383% due 02/15/2040		1,500	1,645
Countrywide Alternative Loan Trust
0.374% due 01/25/2037^		873	673
0.383% due 02/20/2047		173	110
0.398% due 12/20/2046		10,422	6,716
0.413% due 07/20/2046^		11,424	6,176
0.523% due 11/20/2035		1,460	1,053
0.904% due 10/25/2035		403	315
1.174% due 12/25/2035		2,863	2,104
2.895% due 02/25/2037^		8,654	7,362
6.000% due 10/25/2032		3	3
6.000% due 01/25/2037^		5,362	4,332
6.000% due 02/25/2037^		183	136
6.500% due 08/25/2032		1,707	1,710
Countrywide Home Loan Mortgage Pass-Through Trust
0.494% due 04/25/2035		1,037	845
0.544% due 06/25/2035		5,354	4,841
2.703% due 01/20/2035		422	399
2.732% due 03/25/2037^		611	417
2.830% due 04/20/2036^		610	478
2.889% due 04/20/2035		429	426
2.893% due 02/25/2047^		696	535
2.927% due 11/25/2034		38	36
4.852% due 11/20/2034		902	887
4.963% due 04/25/2035^		1,812	1,693
5.058% due 01/20/2035		327	320
5.169% due 02/20/2036^		408	355
5.500% due 11/25/2035^		580	559
5.500% due 04/25/2038		1,796	1,804
Credit Suisse First Boston Mortgage Securities Corp.
2.509% due 04/25/2034		358	364
2.547% due 07/25/2033		43	43
Credit Suisse Mortgage Pass-Through Certificates
5.467% due 09/15/2039		394	443
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036		340	237
CSMC Mortgage-Backed Trust
5.579% due 04/25/2037		657	421
DECO Series
0.671% due 01/27/2020	GBP	1,237	1,785
Deutsche ALT-A Securities, Inc.
4.961% due 10/25/2035		$511	449
Deutsche Mortgage Securities, Inc.
1.454% due 06/28/2047		96	96
5.228% due 06/26/2035		4,000	4,074
EMF-NL
1.002% due 04/17/2041	EUR	7,307	8,246
1.052% due 04/17/2041		1,000	696
First Horizon Alternative Mortgage Securities
2.314% due 09/25/2034		784	777

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.497% due 06/25/2034		$1,346	$1,336
6.250% due 08/25/2037^		591	517
First Horizon Mortgage Pass-Through Trust
2.615% due 08/25/2035		2,554	2,552
Fosse Master Issuer PLC
1.601% due 10/18/2054	EUR	419	540
Granite Mortgages PLC
0.702% due 01/20/2044		$369	366
Greenpoint Mortgage Funding Trust
0.424% due 06/25/2045		91	76
Greenwich Capital Commercial Funding Corp.
0.344% due 11/05/2021		268	264
5.444% due 03/10/2039		1,200	1,373
GS Mortgage Securities Corp.
1.103% due 03/06/2020		1,125	1,126
1.260% due 03/06/2020		2,900	2,906
1.456% due 03/06/2020		17,100	17,145
GSR Mortgage Loan Trust
2.653% due 11/25/2035		3,122	3,031
2.675% due 09/25/2035		1,103	1,120
2.816% due 04/25/2035		228	214
2.913% due 05/25/2035		2,302	2,115
5.111% due 11/25/2035		310	306
5.126% due 11/25/2035		3,451	3,207
Harborview Mortgage Loan Trust
0.394% due 07/21/2036		1,664	1,253
0.423% due 05/19/2035		17	14
0.443% due 03/19/2036		1,649	1,103
0.453% due 01/19/2036		3,279	2,214
0.513% due 11/19/2035		2,080	1,662
0.543% due 06/20/2035		555	526
2.807% due 04/19/2034		462	459
2.814% due 01/19/2035		1,845	1,862
Homebanc Mortgage Trust
0.474% due 10/25/2035		4,061	3,430
4.641% due 04/25/2037		1,599	834
Impac CMB Trust
1.104% due 10/25/2033		590	588
Indus (Eclipse) PLC
0.681% due 01/25/2020	GBP	105	153
Indymac Index Mortgage Loan Trust
0.404% due 06/25/2047		$4,104	2,942
0.504% due 06/25/2037^		625	293
2.613% due 10/25/2034		1,350	1,332
2.647% due 12/25/2034		265	233
2.834% due 01/25/2036		514	437
4.757% due 09/25/2035^		371	35
4.810% due 06/25/2036		773	740
4.844% due 08/25/2035		516	442
4.844% due 08/25/2035^		419	348
4.950% due 10/25/2035		427	372

26	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Indymac Mortgage Loan Trust
0.504% due 11/25/2035^	$401	$192
2.985% due 11/25/2035^	163	145
4.907% due 11/25/2035	1,471	1,449
5.363% due 08/25/2036	1,302	1,306
JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047	13,300	15,047
5.714% due 02/12/2049	11,100	12,874
5.794% due 02/12/2051	1,210	1,416
JPMorgan Mortgage Trust
2.675% due 08/25/2035	1,400	1,392
2.867% due 10/25/2035	354	333
3.030% due 07/25/2035	557	553
3.050% due 07/25/2035	305	311
3.100% due 08/25/2035	81	81
4.585% due 04/25/2035	193	194
4.988% due 06/25/2036	116	105
5.192% due 06/25/2035	252	255
5.217% due 11/25/2035	1,087	1,065
5.268% due 07/25/2035	3,140	3,260
LB-UBS Commercial Mortgage Trust
5.372% due 09/15/2039	7,069	8,025
5.424% due 02/15/2040	5,610	6,420
5.866% due 09/15/2045	14,500	16,784
Luminent Mortgage Trust
0.384% due 12/25/2036	2,168	1,580
MASTR Adjustable Rate Mortgages Trust
0.414% due 04/25/2046	3,642	2,646
2.510% due 12/25/2033	3,722	3,653
2.630% due 11/21/2034	1,797	1,878
2.901% due 12/25/2033	155	155
MASTR Alternative Loans Trust
0.604% due 03/25/2036	1,321	275
Mellon Residential Funding Corp.
0.643% due 12/15/2030	497	484
0.683% due 06/15/2030	271	269
0.903% due 11/15/2031	311	307
0.943% due 09/15/2030	133	129
1.063% due 08/15/2032	761	770
2.610% due 10/20/2029	206	207
Merrill Lynch Mortgage Investors Trust
0.414% due 02/25/2036	2,412	2,154
0.454% due 11/25/2035	2,703	2,563
0.947% due 03/25/2030	140	138
1.147% due 11/25/2029	100	97
1.204% due 10/25/2035	2,068	2,073
1.760% due 10/25/2035	4,901	4,843
2.359% due 12/25/2034	1,622	1,654
2.436% due 02/25/2033	2,355	2,236
2.440% due 10/25/2035	1,294	1,289
2.528% due 02/25/2035	1,473	1,466
2.598% due 02/25/2036	205	195
2.636% due 02/25/2034	3,705	3,738

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.076% due 12/25/2035		$580	$547
5.114% due 09/25/2035		663	637
5.450% due 05/25/2036		3,127	3,085
Merrill Lynch Mortgage Trust
5.686% due 05/12/2039		15,125	17,150
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		4,437	5,168
Morgan Stanley Capital Trust
5.889% due 06/11/2049		2,960	3,459
Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047		501	329
Morgan Stanley Re-REMIC Trust
5.787% due 08/15/2045		5,000	5,775
New York Mortgage Trust
2.909% due 05/25/2036		813	709
Nomura Asset Acceptance Corp.
5.227% due 02/25/2036^		340	282
5.820% due 03/25/2047		834	847
6.138% due 03/25/2047		772	785
OBP Depositor LLC Trust
4.646% due 07/15/2045		14,500	16,802
Opera Finance PLC
0.424% due 10/20/2014	EUR	1,850	2,336
Permanent Master Issuer PLC
1.495% due 07/15/2042		8,900	11,503
Provident Funding Mortgage Loan Trust
2.503% due 08/25/2033		$1,806	1,836
2.590% due 04/25/2034		78	78
RBSSP Resecuritization Trust
2.609% due 12/26/2036		2,774	2,792
Real Estate Capital PLC
0.741% due 07/25/2016	GBP	3,512	5,319
Residential Accredit Loans, Inc. Trust
0.384% due 06/25/2046		$15,953	7,740
0.484% due 12/25/2045		2,554	1,874
0.504% due 08/25/2035		197	152
1.537% due 09/25/2045		267	216
3.827% due 09/25/2035		743	595
Residential Asset Securitization Trust
0.604% due 01/25/2046^		132	60
5.000% due 08/25/2019		387	399
5.500% due 06/25/2033		622	648
6.250% due 10/25/2036^		2,054	1,538
Royal Bank of Scotland Capital Funding Trust
5.305% due 01/16/2049		1,495	1,495
Salomon Brothers Mortgage Securities, Inc.
6.500% due 09/25/2033		1,571	1,656
Sequoia Mortgage Trust
0.403% due 07/20/2036		4,015	3,579
0.903% due 10/19/2026		100	100
0.963% due 10/20/2027		198	196

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	27

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.003% due 10/20/2027		$267	$262
1.103% due 12/20/2032		306	299
Silenus European Loan Conduit Ltd.
0.376% due 05/15/2019	EUR	1,589	1,928
Structured Adjustable Rate Mortgage Loan Trust
0.524% due 10/25/2035		$1,629	1,338
1.578% due 01/25/2035		44	34
1.947% due 10/25/2037^		607	357
2.586% due 02/25/2034		956	969
2.653% due 08/25/2035		317	296
2.663% due 09/25/2035		2,188	1,976
2.718% due 04/25/2034		34	35
2.792% due 09/25/2034		70	70
2.954% due 11/25/2035^		468	354
4.524% due 09/25/2036^		1,333	803
5.093% due 05/25/2036		1,500	1,423
Structured Asset Mortgage Investments, Inc.
0.324% due 08/25/2036		9,039	6,376
0.334% due 03/25/2037		324	225
0.394% due 07/25/2046		8,997	6,710
0.414% due 04/25/2036		1,668	1,141
0.414% due 05/25/2046		6,797	4,153
0.453% due 07/19/2035		2,666	2,588
0.514% due 12/25/2035		553	417
0.863% due 09/19/2032		531	527
0.863% due 10/19/2034		12	12
0.903% due 03/19/2034		589	582
Structured Asset Securities Corp.
2.578% due 01/25/2034		99	98
5.500% due 05/25/2035		640	653
TBW Mortgage-Backed Trust
5.970% due 09/25/2036		1,230	332
Thornburg Mortgage Securities Trust
6.084% due 07/25/2036		10,975	11,176
Wachovia Bank Commercial Mortgage Trust
0.283% due 06/15/2020		8,325	8,214
WaMu Mortgage Pass-Through Certificates
0.464% due 11/25/2045		7,242	6,639
0.494% due 07/25/2045		62	58
0.494% due 10/25/2045		6,234	5,818
0.514% due 01/25/2045		38	37
0.524% due 08/25/2045		6,820	6,423
0.544% due 01/25/2045		2,648	2,497
0.650% due 10/25/2044		864	812
0.800% due 07/25/2044		4,015	3,768
0.877% due 03/25/2047		11,637	8,758
0.947% due 05/25/2047		1,484	1,260
0.997% due 12/25/2046		5,546	4,332
1.157% due 06/25/2046		191	172
1.175% due 02/25/2046		1,371	1,266
1.371% due 05/25/2041		3	3
1.377% due 11/25/2042		3	2
1.577% due 06/25/2042		300	290
2.115% due 01/25/2037^		3,321	2,699

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.211% due 03/25/2033	$5,974	$6,012
2.212% due 02/27/2034	2,310	2,351
2.318% due 04/25/2037	2,267	1,819
2.406% due 12/25/2036^	2,152	1,832
2.449% due 02/25/2037^	5,846	4,634
2.452% due 06/25/2033	166	171
2.490% due 12/25/2035	144	140
2.491% due 09/25/2035	4,261	4,065
2.497% due 03/25/2035	360	360
2.569% due 03/25/2034	247	252
2.697% due 03/25/2037	10,340	9,521
2.898% due 12/25/2035	1,480	1,418
4.684% due 05/25/2037^	5,335	4,433
5.919% due 08/25/2046	7,609	7,305
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.147% due 05/25/2046	2,851	1,857
Wells Fargo Mortgage-Backed Securities Trust
2.617% due 01/25/2035	3,055	3,064
2.625% due 01/25/2035	1,089	1,080
2.641% due 03/25/2036	5,732	5,551
2.665% due 06/25/2035	384	394
2.673% due 10/25/2035	564	558
2.681% due 04/25/2036	1,516	1,503
2.682% due 03/25/2035	1,109	1,129
2.712% due 04/25/2036	767	725
5.011% due 03/25/2036	676	676
5.151% due 10/25/2035	3,309	3,283
5.500% due 05/25/2022	1,205	1,273
5.500% due 12/25/2035	730	734
6.000% due 07/25/2036	1,700	1,721
6.000% due 08/25/2036	4,500	4,518

Total Mortgage-Backed Securities (Cost $616,447)		681,537

ASSET-BACKED SECURITIES 2.0%
Access Group, Inc.
1.601% due 10/27/2025	17,004	17,280
Aircraft Certificate Owner Trust
6.455% due 09/20/2022	213	216
American Money Management Corp. CLO Ltd.
0.513% due 05/03/2018	913	912
0.515% due 08/08/2017	6,420	6,415
Ameriquest Mortgage Securities, Inc.
0.824% due 05/25/2035	1,800	1,276
Ares CLO Ltd.
0.508% due 03/12/2018	14,442	14,322
Argent Securities, Inc.
0.564% due 10/25/2035	3,300	2,864
Asset-Backed Funding Certificates Trust
0.904% due 06/25/2034	3,492	3,357
Babson CLO Inc.
0.542% due 11/10/2019	8,929	8,790

28	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Asset-Backed Securities Trust
0.314% due 11/25/2036		$856	$556
0.864% due 10/25/2032		3	3
1.204% due 10/25/2037		1,279	1,084
1.454% due 08/25/2037		2,504	2,078
BlackRock Senior Income Series Corp.
0.542% due 04/20/2019		1,993	1,953
Carrington Mortgage Loan Trust
0.524% due 10/25/2035		67	67
Citibank Omni Master Trust
2.953% due 08/15/2018		8,400	8,698
Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		381	395
Countrywide Asset-Backed Certificates
0.354% due 02/25/2037		3,792	3,450
0.454% due 04/25/2036		3,047	2,962
0.504% due 08/25/2035		537	502
0.594% due 11/25/2034		1,436	1,396
0.824% due 08/25/2035		1,325	1,131
Denver Arena Trust
6.940% due 11/15/2019		204	211
Dryden Leveraged Loan CDO
0.539% due 05/22/2017		3,060	3,028
0.555% due 08/08/2022	EUR	7,573	9,452
Duane Street CLO Ltd.
0.543% due 11/08/2017		$4,261	4,256
Equity One ABS, Inc.
0.504% due 04/25/2034		154	127
First Alliance Mortgage Loan Trust
0.433% due 12/20/2027		10	8
First Franklin Mortgage Loan Trust
0.684% due 05/25/2035		1,100	979
Galaxy CLO Ltd.
0.541% due 04/25/2019		4,537	4,463
Globaldrive BV
1.719% due 04/20/2018	EUR	141	182
GSAMP Trust
0.574% due 03/25/2047		$3,000	1,614
Halcyon Structured Asset Management CLO Ltd.
0.479% due 05/21/2018		2,842	2,836
Harvest CLO S.A.
0.827% due 03/29/2017	EUR	762	973
HSBC Home Equity Loan Trust
0.353% due 03/20/2036		$3,651	3,621
HSI Asset Securitization Corp. Trust
0.474% due 02/25/2036		2,300	1,445
Hyundai Capital Auto Funding Ltd.
1.203% due 09/20/2016		3,045	3,051
JPMorgan Mortgage Acquisition Corp.
0.284% due 03/25/2037		64	64

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lehman XS Trust
0.604% due 10/25/2035		$1,878	$1,759
Long Beach Mortgage Loan Trust
0.894% due 04/25/2035		56	56
Magi Funding PLC
0.671% due 04/11/2021	EUR	11,154	13,983
Merrill Lynch Mortgage Investors Trust
0.284% due 09/25/2037		$148	41
0.324% due 02/25/2037		182	69
Morgan Stanley ABS Capital
1.004% due 07/25/2037		474	430
Morgan Stanley Dean Witter Capital
1.554% due 02/25/2033		1,576	1,410
Morgan Stanley Home Equity Loan Trust
0.909% due 12/25/2034		1,202	1,180
Morgan Stanley Mortgage Loan Trust
5.750% due 04/25/2037^		248	209
6.000% due 07/25/2047^		333	265
Mountain View Funding CLO
0.564% due 04/15/2019		982	974
MSIM Peconic Bay Ltd.
0.582% due 07/20/2019		1,811	1,797
Navigare Funding CLO Ltd.
0.549% due 05/20/2019		2,788	2,771
Octagon Investment Partners Ltd.
0.587% due 11/28/2018		2,291	2,264
0.647% due 12/02/2016		1	1
Pacifica CDO Ltd.
0.561% due 01/26/2020		3,791	3,769
0.670% due 05/13/2016		129	129
Panhandle-Plains Higher Education Authority, Inc.
0.784% due 10/01/2018		1,313	1,312
Park Place Securities, Inc.
0.854% due 10/25/2034		1,900	1,861
1.194% due 09/25/2034		977	808
1.254% due 12/25/2034		248	248
Plymouth Rock CLO Ltd.
1.790% due 02/16/2019		2,578	2,579
Popular ABS Mortgage Pass-Through Trust
0.294% due 06/25/2047		22	20
Renaissance Home Equity Loan Trust
0.704% due 12/25/2033		830	832
Residential Asset Mortgage Products Trust
0.374% due 05/25/2036		559	551
Sherwood Castle Funding PLC
0.687% due 06/15/2016	GBP	1,000	1,514
SLC Student Loan Trust
4.750% due 06/15/2033		$12,106	11,498
SLM Student Loan Trust
0.381% due 04/26/2021		203	203
0.473% due 06/17/2024	EUR	1,630	2,043

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	29

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.201% due 07/25/2023		$10,582	$10,617
1.801% due 04/25/2023		229,194	238,686
1.853% due 12/15/2017		2,103	2,110
2.350% due 04/15/2039		1,927	1,938
3.453% due 05/16/2044		6,239	6,617
3.500% due 08/17/2043		36,500	35,020
Soundview Home Loan Trust
0.344% due 12/25/2036		1,421	1,389
South Carolina Student Loan Corp.
1.037% due 03/02/2020		13,500	13,585
Specialty Underwriting & Residential Finance
0.264% due 01/25/2038		51	49
Structured Asset Investment Loan Trust
0.564% due 10/25/2035		1,287	1,248
Structured Asset Securities Corp.
0.784% due 01/25/2033		7	7
1.704% due 04/25/2035		459	425
Titrisocram
1.019% due 05/25/2020	EUR	219	282
Volkswagen Car Lease
0.748% due 02/21/2017		213	273
Wind River CLO Ltd.
0.610% due 12/19/2016		$1,631	1,626
Wood Street CLO BV
0.587% due 03/29/2021	EUR	4,700	5,905

Total Asset-Backed Securities (Cost $478,378)			490,370

SOVEREIGN ISSUES 8.2%
Australia Government Bond
5.500% due 01/21/2018	AUD	38,700	44,740
5.500% due 04/21/2023		9,800	12,000
Australia Government CPI Linked Bond
3.000% due 09/20/2025		102,220	146,550
4.000% due 08/20/2015		78,600	147,438
4.000% due 08/20/2020		85,350	170,560
Bonos del Banco Central de Chile en UF
3.000% due 03/01/2022	CLP	2,744,326	6,026
Brazil Government International Bond
10.250% due 01/10/2028	BRL	2,750	1,640
Brazil Notas do Tesouro Nacional
6.000% due 08/15/2014		7,917	9,284
6.000% due 05/15/2015		6,100	7,284
6.000% due 05/15/2017		33,784	41,638
Canada Government Bond
1.500% due 12/01/2044 (b)	CAD	20,104	25,559
4.250% due 12/01/2021 (b)		202,071	280,555
Instituto de Credito Oficial
1.961% due 03/25/2014	EUR	122,500	155,048

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)		$43,297	$53,561
2.100% due 09/15/2016 (b)		203,374	265,656
Mexico Government International Bond
2.000% due 06/09/2022 (b)	MXN	536,997	46,095
2.500% due 12/10/2020 (b)		279,179	24,864
4.000% due 06/13/2019 (b)		412,884	39,410
4.050% due 03/19/2015		116,180	9,416
4.320% due 01/30/2020		405,600	32,596
4.500% due 12/18/2014 (b)		508,416	43,800
5.000% due 06/16/2016 (b)		406,308	37,070
New South Wales Treasury Corp. CPI Linked Bond
2.500% due 11/20/2035	AUD	15,500	19,648
2.750% due 11/20/2025		106,400	144,469
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025	NZD	9,000	8,106
Province of Ontario
4.000% due 06/02/2021	CAD	30,000	32,834
Province of Quebec
2.750% due 08/25/2021		$20,600	21,440
Qatar Government International Bond
5.250% due 01/20/2020		20,000	23,410
6.400% due 01/20/2040		11,100	14,263
United Kingdom Gilt
0.125% due 03/22/2024 (b)	GBP	1,420	2,502
0.125% due 03/22/2044 (b)		44,586	74,466
1.250% due 11/22/2017 (b)		33,501	60,616
1.250% due 11/22/2027 (b)		2,977	6,034
Xunta de Galicia
5.763% due 04/03/2017	EUR	300	398
6.131% due 04/03/2018		200	268

Total Sovereign Issues (Cost $1,910,844)			2,009,244

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Ally Financial, Inc.
7.000% due 04/29/2013 (c)		5,000	4,945
GMAC Capital Trust
8.125% due 02/15/2040		500,000	13,600

Total Preferred Securities (Cost $17,203)			18,545

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.3%

CERTIFICATES OF DEPOSIT 0.2%
Abbey National Treasury Services PLC
1.661% due 06/10/2013		$25,000	25,062

30	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dexia Credit Local S.A.
1.650% due 09/12/2013	$32,500	$32,628

		57,690

COMMERCIAL PAPER 0.3%
Banco Bilbao Vizcaya Argentaria S.A.
3.120% due 10/21/2013	67,600	67,013
Santander S.A.
3.100% due 10/01/2013	5,000	4,975

		71,988

U.S. TREASURY BILLS 0.0%
0.137% due 02/06/2014 (a)(k)	1,200	1,279

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (d) 0.8%
PIMCO Short-Term Floating NAV Portfolio	19,887,913	$199,018

Total Short-Term Instruments (Cost $329,030)		329,975

PURCHASED OPTIONS (m) 0.0%
(Cost $9,312)		4,760

Total Investments 114.7% (Cost $26,355,661)		$28,204,616

Written Options (n) (0.1%) (Premiums $33,487)		(13,001)

Other Assets and Liabilities (Net) (14.6%)		(3,598,466)

Net Assets 100.0%		$24,593,149

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity, date shown represents next contractual call date.
(d)	Affiliated to the Fund.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $3,300,324 at a weighted average interest rate of 0.232%.
(f)	Securities with an aggregate market value of $3,409,412 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
BOM	0.180%	03/06/2013	04/04/2013	$13,734	$(13,736)
	0.200%	02/26/2013	04/08/2013	190,094	(190,130)
BPG	0.190%	02/05/2013	08/05/2013	13,658	(13,663)
	0.200%	02/05/2013	07/29/2013	303,366	(303,459)
	0.200%	02/05/2013	08/19/2013	240,889	(240,962)
	0.210%	02/25/2013	07/29/2013	108,125	(108,147)
	0.250%	10/05/2012	04/04/2013	211,970	(212,232)
BSN	0.180%	02/27/2013	04/23/2013	92,117	(92,132)
	0.200%	03/05/2013	04/04/2013	160,230	(160,254)
DEU	0.170%	02/06/2013	05/10/2013	162,000	(162,041)
	0.180%	02/06/2013	08/08/2013	74,736	(74,756)
JPS	0.200%	02/15/2013	05/02/2013	6,372	(6,374)
	0.210%	02/26/2013	04/08/2013	102,128	(102,148)
	0.240%	03/18/2013	04/11/2013	83,266	(83,273)
RBS	0.170%	01/28/2013	04/11/2013	535,530	(535,689)
	0.170%	01/28/2013	04/12/2013	43,250	(43,263)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	31

Schedule of Investments PIMCO Real Return Fund (Cont.)

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Reverse Repurchase Agreements
RBS	0.180%	01/29/2013	04/10/2013	$183,276	$(183,333)
	0.200%	01/17/2013	04/10/2013	177,454	(177,527)
RDR	0.200%	02/15/2013	05/14/2013	281,232	(281,302)
	0.210%	02/28/2013	04/10/2013	201,887	(201,925)
	0.220%	03/11/2013	04/01/2013	175,108	(175,130)
	0.240%	03/19/2013	04/10/2013	37,511	(37,514)

					$(3,398,990)

(g)	Securities with an aggregate market value of $696,376 have been pledged or delivered as collateral for forward settling transactions, such as sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of March 31, 2013.
(h)	Sale-buyback financing transactions as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount	Payable for Sale-Buyback Financing Transactions (1)
FOB	0.172%	04/01/2013	04/19/2013	$132,047	$(131,094)
TDM	0.140%	02/08/2013	04/01/2013	124,476	(124,501)
	0.180%	02/04/2013	05/06/2013	50,415	(50,598)
	0.180%	02/04/2013	07/10/2013	38,998	(39,314)
	0.180%	02/04/2013	07/11/2013	170,716	(172,110)
	0.180%	02/04/2013	07/12/2013	170,716	(172,121)

					$(689,738)

(1)	Payable for sale-buyback financing transactions includes $3,530 of deferred price drop on sale-buyback financing transactions.

(i)	Securities with an aggregate market value of $5,585 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar March Futures	Long	03/2016	10,053	$1,926
90-Day Eurodollar September Futures	Long	09/2015	4,077	846

				$2,772

(j)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $39,347 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate		Maturity Date	Notional Amount		Market Value	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	(2.750%	)	06/19/2043	$	462,050	$26,572	$(3,540)

(k)	Securities with an aggregate market value of $20,786 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.

32	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2013

(l)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate Issues - Buy Protection (2)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Con-way, Inc.	BOA	(1.834%	)	03/20/2018	2.177%	$	10,000	$159	$0	$159
D.R. Horton, Inc.	DUB	(1.000%	)	09/20/2014	0.511%		2,700	(20)	149	(169)
DISH DBS Corp.	DUB	(1.000%	)	12/20/2013	0.387%		3,800	(20)	207	(227)
Intesa Sanpaolo SpA	BPS	(3.000%	)	03/20/2014	2.319%		1,000	(7)	40	(47)
Intesa Sanpaolo SpA	BRC	(3.000%	)	03/20/2014	2.319%		2,200	(15)	81	(96)
Intesa Sanpaolo SpA	CBK	(1.000%	)	09/20/2015	3.016%		5,000	242	158	84
Intesa Sanpaolo SpA	GST	(3.000%	)	03/20/2014	2.319%	EUR	11,600	(105)	673	(778)
Jones Group, Inc.	DUB	(1.000%	)	12/20/2014	0.971%	$	10,000	(14)	319	(333)
Kinder Morgan Kansas, Inc.	DUB	(1.000%	)	03/20/2016	1.088%		2,500	7	76	(69)
Lennar Corp.	BPS	(5.000%	)	09/20/2014	0.654%		1,500	(100)	(50)	(50)
Macy’s Retail Holdings, Inc.	DUB	(6.950%	)	09/20/2015	0.463%		3,000	(491)	0	(491)
Macy’s Retail Holdings, Inc.	MYC	(2.470%	)	09/20/2015	0.466%		10,000	(512)	0	(512)
Masco Corp.	CBK	(1.920%	)	03/20/2017	1.378%		8,000	(175)	0	(175)
New York Times Co.	BRC	(1.000%	)	03/20/2015	0.776%		1,000	(6)	58	(64)
New York Times Co.	DUB	(5.000%	)	03/20/2015	0.776%		7,500	(651)	(735)	84
Office Depot, Inc.	DUB	(5.000%	)	09/20/2013	0.372%		10,000	(243)	96	(339)
Pearson Dollar Finance PLC	CBK	(0.570%	)	06/20/2013	0.105%		1,500	(2)	0	(2)
Pearson Dollar Finance PLC	CBK	(0.690%	)	06/20/2018	0.823%		3,500	25	0	25
Pearson Dollar Finance PLC	DUB	(0.720%	)	06/20/2018	0.823%		11,000	63	0	63
Pearson Dollar Finance PLC	SOG	(0.900%	)	06/20/2013	0.105%		1,500	(3)	0	(3)
Pearson Dollar Finance PLC	SOG	(1.040%	)	06/20/2018	0.823%		3,500	(37)	0	(37)
Rexam PLC	BRC	(1.450%	)	06/20/2013	0.091%		10,600	(38)	0	(38)
Rexam PLC	CBK	(1.450%	)	06/20/2013	0.091%		3,000	(11)	0	(11)
Royal Bank of Scotland Group PLC	SOG	(3.000%	)	03/20/2015	2.390%		1,000	(16)	(2)	(14)
RPM International, Inc.	BOA	(1.030%	)	03/20/2018	1.169%		8,550	53	0	53
Societe Generale S.A.	CBK	(1.000%	)	06/20/2014	0.825%	EUR	2,500	(7)	154	(161)
Societe Generale S.A.	FBF	(3.000%	)	06/20/2014	0.825%		7,800	(274)	49	(323)
Societe Generale S.A.	MYC	(3.000%	)	06/20/2014	0.825%		10,000	(351)	16	(367)
Springleaf Finance Corp.	RYL	(1.820%	)	12/20/2017	4.414%	$	5,000	530	0	530
Tate & Lyle International Finance PLC	BRC	(1.150%	)	06/20/2016	0.476%		3,500	(77)	0	(77)
Trane U.S., Inc.	BOA	(0.660%	)	06/20/2015	0.284%		6,000	(50)	0	(50)

								$(2,146)	$1,289	$(3,435)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
BP Capital Markets America, Inc.	CBK	5.000%	06/20/2015	0.323%	$	250	$26	$4	$22
BP Capital Markets America, Inc.	GST	5.000%	09/20/2015	0.369%		400	47	7	40
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.611%		21,000	(849)	(626)	(223)
MetLife, Inc.	BOA	1.000%	09/20/2013	0.124%		1,900	9	(92)	101
MetLife, Inc.	SOG	1.000%	09/20/2013	0.124%		12,900	60	(603)	663
NRG Energy, Inc.	BOA	5.000%	12/20/2016	2.571%		700	64	(3)	67
NRG Energy, Inc.	BOA	5.000%	06/20/2017	2.947%		400	35	(41)	76
NRG Energy, Inc.	GST	5.000%	12/20/2016	2.571%		4,400	402	(18)	420

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	33

Schedule of Investments PIMCO Real Return Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (3) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
NRG Energy, Inc.	GST	5.000%	06/20/2017	2.947%	$	400	$35	$(40)	$75
Tokyo Electric Power Co., Inc.	CBK	1.000%	06/20/2013	1.760%	JPY	35,000	(1)	(87)	86

							$(172)	$(1,499)	$1,327

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.900%	07/25/2016	BPS	EUR	21,700	$440	$228	$212
Pay	1-Month EUR-FRCPXTOB Index	1.900%	07/25/2016	SOG		40,100	813	220	593
Pay	1-Month EUR-FRCPXTOB Index	2.000%	07/25/2016	CBK		3,600	92	9	83
Pay	1-Month EUR-FRCPXTOB Index	2.000%	09/01/2016	BPS		55,000	1,300	82	1,218
Pay	1-Month EUR-FRCPXTOB Index	1.950%	09/01/2017	BPS		15,300	284	0	284
Pay	1-Month EUR-FRCPXTOB Index	1.950%	09/01/2017	FBF		41,100	763	(143)	906
Pay	1-Month EUR-FRCPXTOB Index	2.000%	02/01/2018	CBK		10,300	136	3	133
Pay	1-Month EUR-FRCPXTOB Index	2.000%	02/01/2018	DUB		10,300	136	7	129
Pay	1-Month EUR-FRCPXTOB Index	2.000%	02/01/2018	MYC		35,500	469	14	455
Pay	1-Month EUR-FRCPXTOB Index	2.000%	02/01/2018	RYL		11,200	148	12	136
Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	FBF		11,800	104	19	85
Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	GLM		16,300	144	56	88
Pay	1-Month EUR-FRCPXTOB Index	2.150%	04/01/2021	MYC		17,600	155	(64)	219
Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	BPS		36,800	501	(359)	860
Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	JPM		19,000	258	(182)	440
Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	RYL		19,000	259	(181)	440
Pay	1-Month EUR-FRCPXTOB Index	2.100%	07/25/2021	SOG		22,400	304	(192)	496
Pay	1-Year BRL-CDI	7.900%	01/02/2015	JPM	BRL	137,400	(316)	(491)	175
Pay	1-Year BRL-CDI	8.150%	01/02/2015	GLM		691,300	(847)	(1,790)	943
Pay	1-Year BRL-CDI	8.255%	01/02/2015	GLM		164,400	295	208	87
Pay	1-Year BRL-CDI	8.260%	01/02/2015	UAG		119,100	220	212	8
Pay	1-Year BRL-CDI	8.270%	01/02/2015	MYC		122,100	(74)	(199)	125
Pay	1-Year BRL-CDI	8.485%	01/02/2015	DUB		346,700	275	(28)	303
Pay	1-Year BRL-CDI	8.560%	01/02/2015	UAG		918,600	1,176	610	566
Pay	1-Year BRL-CDI	8.220%	01/02/2017	MYC		116,800	(1,253)	(100)	(1,153)
Pay	1-Year BRL-CDI	8.300%	01/02/2017	GLM		120,000	(1,106)	96	(1,202)

34	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2013

Interest Rate Swaps (Cont.)
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	8.320%	01/02/2017	HUS	BRL	200	$(2)	$0	$(2)
Pay	1-Year BRL-CDI	8.935%	01/02/2017	FBF		26,500	(58)	24	(82)
Pay	1-Year BRL-CDI	9.010%	01/02/2017	JPM		19,300	23	210	(187)
Receive	3-Month USD-CPURNSA Index	2.360%	01/28/2017	DUB	$	37,100	(64)	0	(64)
Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017	GLM		98,100	(231)	0	(231)
Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017	BPS		37,300	18	41	(23)
Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017	RYL		444,400	212	246	(34)
Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	BOA		50,000	673	330	343
Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	BPS		61,700	830	805	25
Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	CBK		134,500	1,810	1,937	(127)
Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	DUB		7,200	97	97	0

							$7,984	$1,737	$6,247

(m)	Purchased options outstanding as of March 31, 2013:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 30-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	3.875%	04/14/2014	$	131,900	$6,707	$2,605

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Call - OTC USD versus JPY	JPM	JPY	99.000	09/24/2013	$	71,100	$1,234	$985
Call - OTC USD versus JPY	BOA		99.000	09/24/2013		84,400	1,371	1,170

							$2,605	$2,155

(n)	Written options outstanding as of March 31, 2013:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$129.000	04/26/2013	363	$146	$(12)
Call - CBOT U.S. Treasury 10-Year Note May Futures	132.500	04/26/2013	363	93	(115)

				$239	$(127)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.500%	04/02/2013	$	789,700	$2,125	$(49)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.500%	04/02/2013		789,700	3,025	(1,880)
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013	EUR	250,300	512	(57)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	35

Schedule of Investments PIMCO Real Return Fund (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.850%	04/24/2013	EUR	47,000	$61	$(1)
Put - OTC 2-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		85,500	146	(19)
Put - OTC 2-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		107,000	205	(24)
Put - OTC 2-Year Interest Rate Swap	MYC	6-Month EUR-EURIBOR	Pay	0.850%	04/24/2013		160,900	228	(2)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	09/03/2013	$	101,100	337	(309)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.850%	04/14/2014		553,200	6,638	(852)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.800%	04/29/2013		40,700	16	(5)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.150%	04/29/2013		40,700	41	(25)
Put - OTC 5-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.500%	06/03/2013	EUR	192,300	838	(31)
Put - OTC 5-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		169,900	878	(73)
Put - OTC 5-Year Interest Rate Swap	CBK	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		38,700	174	(17)
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		73,800	375	(32)
Put - OTC 5-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		55,600	328	(24)
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.800%	07/29/2013	$	120,600	425	(441)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		120,600	837	(370)
Call - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		86,500	381	(316)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		86,500	634	(266)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		114,900	557	(420)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		114,900	661	(353)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		70,000	250	(256)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		70,000	433	(215)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		206,600	956	(755)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		206,600	1,523	(635)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		58,900	226	(215)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		58,900	358	(181)

								$23,168	$(7,823)

36	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2013

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Call - OTC USD versus BRL	FBF	BRL	2.050	05/31/2013	$	10,400	$145	$(115)
Call - OTC USD versus BRL	MSX		2.050	05/31/2013		29,950	434	(332)
Put - OTC USD versus JPY	BOA	JPY	89.000	04/16/2013		241,600	1,128	(130)
Put - OTC USD versus JPY	BPS		89.000	04/16/2013		17,700	81	(9)
Put - OTC USD versus JPY	BRC		89.000	04/16/2013		11,000	69	(6)
Call - OTC USD versus JPY	BPS		97.000	04/16/2013		270,200	1,857	(612)
Call - OTC USD versus JPY	BRC		97.000	04/16/2013		100	1	0
Put - OTC USD versus JPY	BOA		88.000	09/24/2013		84,400	819	(900)
Put - OTC USD versus JPY	JPM		88.250	09/24/2013		71,100	732	(797)
Call - OTC USD versus JPY	JPM		104.000	09/24/2013		71,100	501	(402)
Call - OTC USD versus JPY	BOA		104.000	09/24/2013		84,400	553	(477)

							$6,320	$(3,780)

Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date (6)	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$	264,700	$2,362	$(474)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		34,000	439	(64)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020		38,300	287	(63)
Floor - OTC YOY CPURNSA Index	BPS	0.000	Maximum of (-1.000% - (Index Final/Index Initial - 1)) or 0	03/01/2018		20,600	177	(187)
Floor - OTC YOY CPURNSA Index	DUB	231.317	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	01/11/2018		50,000	495	(483)

							$3,760	$(1,271)

(6)	YOY options may have a series of expirations.

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2012	0	$4,420,200	EUR	0	$35,341
Sales	2,130	11,886,950		1,270,000	50,843
Closing Buys	0	(1,654,500)		0	(10,009)
Expirations	(1,404)	(7,259,900)		(89,000)	(32,402)
Exercised	0	(2,463,100)		0	(10,286)

Balance at 03/31/2013	726	$4,929,650	EUR	1,181,000	$33,487

(o)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	AUD	613,376	$	630,551	BOA	$0	$(8,019)	$(8,019)
04/2013		11,646		12,171	BPS	47	0	47
04/2013		43,209		44,306	JPM	0	(677)	(677)
04/2013		56,970		59,146	RBC	0	(164)	(164)
04/2013	BRL	100,954		51,142	FBF	1,183	0	1,183
04/2013		100,954		50,131	UAG	172	0	172
04/2013	EUR	602		783	BRC	12	0	12
04/2013		490,531		642,102	CBK	13,314	0	13,314
04/2013		59,511		79,083	GLM	2,799	0	2,799
04/2013		75,067		97,243	HUS	1,018	0	1,018

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	37

Schedule of Investments PIMCO Real Return Fund (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	GBP	191,926	$	291,316	BRC	$214	$(520)	$(306)
04/2013		64,518		97,406	DUB	0	(625)	(625)
04/2013		13,359		20,160	MSC	0	(139)	(139)
04/2013	JPY	234,855		2,490	BRC	0	(6)	(6)
04/2013		6,792		73	JPM	1	0	1
04/2013	MXN	21,282		1,670	BPS	0	(53)	(53)
04/2013		922,983		70,274	HUS	0	(4,446)	(4,446)
04/2013	$	1,123	AUD	1,091	CBK	13	0	13
04/2013		786		756	HUS	1	0	1
04/2013		50,131	BRL	100,954	FBF	0	(172)	(172)
04/2013		49,021		100,954	UAG	938	0	938
04/2013		1,655	EUR	1,270	BPS	0	(27)	(27)
04/2013		1,876		1,445	BRC	0	(24)	(24)
04/2013		31,023		23,857	CBK	0	(442)	(442)
04/2013		7,010		5,386	DUB	0	(106)	(106)
04/2013		15,822		12,249	FBF	0	(120)	(120)
04/2013		17,004		13,101	HUS	0	(211)	(211)
04/2013		45,722		35,433	RYL	0	(302)	(302)
04/2013		1,122	GBP	753	BPS	22	0	22
04/2013		63,129		42,302	CBK	1,147	0	1,147
04/2013		21,078		13,975	DUB	157	0	157
04/2013		45,863		30,341	HUS	239	0	239
04/2013		45,607		30,365	RBC	531	0	531
04/2013		6,309	MXN	82,853	DUB	398	0	398
04/2013		56		723	FBF	3	0	3
04/2013		66,146		843,304	HUS	2,124	0	2,124
04/2013		1,329		17,385	JPM	79	0	79
05/2013	AUD	70	$	72	CBK	0	(1)	(1)
05/2013	EUR	532,970		681,339	BPS	0	(1,978)	(1,978)
05/2013	GBP	152,067		230,968	DUB	0	(53)	(53)
05/2013	$	841	EUR	654	CBK	0	(2)	(2)
06/2013	BRL	13,221	$	6,504	FBF	7	0	7
06/2013		25,410		12,507	MSC	19	0	19
06/2013		27,222		13,602	UAG	223	0	223
06/2013	CAD	358,474		348,636	BRC	0	(3,620)	(3,620)
06/2013	MXN	470,759		37,490	HUS	0	(321)	(321)
06/2013	$	12,507	BRL	25,410	DUB	0	(19)	(19)
06/2013		50,764		100,954	FBF	0	(1,150)	(1,150)
06/2013		8,855		17,718	HUS	0	(147)	(147)
06/2013		6,504		13,221	UAG	0	(7)	(7)
06/2013		10,633	CAD	10,827	DUB	6	0	6
06/2013		4,800	MXN	61,518	HUS	141	0	141

						$24,808	$(23,351)	$1,457

(p)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Bank Loan Obligations	$0	$51,771	$11,352	$63,123
Corporate Bonds & Notes
Banking & Finance	0	890,014	1,704	891,718
Industrials	0	227,273	3,898	231,171

38	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Utilities	$0	$48,481	$0	$48,481
Municipal Bonds & Notes
California	0	10,560	0	10,560
Illinois	0	7,295	0	7,295
Ohio	0	179	0	179
Puerto Rico	0	2,483	0	2,483
Rhode Island	0	972	0	972
Texas	0	3,525	0	3,525
West Virginia	0	10,568	0	10,568
U.S. Government Agencies	0	53,282	11,127	64,409
U.S. Treasury Obligations	0	23,335,701	0	23,335,701
Mortgage-Backed Securities	0	673,810	7,727	681,537
Asset-Backed Securities	0	487,103	3,267	490,370
Sovereign Issues	0	2,009,244	0	2,009,244
Preferred Securities
Banking & Finance	13,600	4,945	0	18,545
Short-Term Instruments
Certificates of Deposit	0	57,690	0	57,690
Commercial Paper	0	71,988	0	71,988
U.S. Treasury Bills	0	1,279	0	1,279
Central Funds Used for Cash Management Purposes	199,018	0	0	199,018
Purchased Options
Foreign Exchange Contracts	0	2,155	0	2,155
Interest Rate Contracts	0	2,605	0	2,605
	$212,618	$27,952,923	$39,075	$28,204,616

Financial Derivative Instruments - Assets
Credit Contracts	0	2,548	0	2,548
Foreign Exchange Contracts	0	24,808	0	24,808
Interest Rate Contracts	2,772	9,352	0	12,124
	$2,772	$36,708	$0	$39,480

Financial Derivative Instruments - Liabilities
Credit Contracts	0	(4,656)	0	(4,656)
Foreign Exchange Contracts	0	(27,131)	0	(27,131)
Interest Rate Contracts	0	(14,595)	(1,271)	(15,866)
	$0	$(46,382)	$(1,271)	$(47,653)
Totals	$215,390	$27,943,249	$37,804	$28,196,443

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
Bank Loan Obligations	$0	$0	$0	$0	$0	$0	$11,352	$0	$11,352	$0
Corporate Bonds & Notes
Banking & Finance	0	1,657	0	(2)	0	49	0	0	1,704	49
Industrials	3,255	536	(195)	(1)	(2)	305	0	0	3,898	302
U.S. Government Agencies	13,608	0	(2,494)	0	0	13	0	0	11,127	17

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	39

Schedule of Investments PIMCO Real Return Fund (Cont.)

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Mortgage-Backed Securities	$2,937	$0	$0	$12	$0	$748	$7,727	$(3,697)	$7,727	$0
Asset-Backed Securities	11,773	0	(8,404)	13	(179)	64	0	0	3,267	50

	$31,573	$2,193	$(11,093)	$22	$(181)	$1,179	$19,079	$(3,697)	$39,075	$418

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(869)	$285	$(672)	$0	$1,174	$(1,189)	$0	$0	$(1,271)	$(1)

Totals	$30,704	$2,478	$(11,765)	$22	$993	$(10)	$19,079	$(3,697)	$37,804	$417

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments, at value
Bank Loan Obligations	$11,352	Third Party Vendor	Broker Quote	103.25
Corporate Bonds & Notes
Banking & Finance	1,704	Benchmark Pricing	Base Price	116.76
Industrials	3,898	Third Party Vendor	Broker Quote	114.75
U.S. Government Agencies	48	Benchmark Pricing	Base Price	98.45
	11,079	Third Party Vendor	Broker Quote	100.31
Mortgage-Backed Securities	7,727	Benchmark Pricing	Base Price	113.61
Asset-Backed Securities	3,267	Third Party Vendor	Broker Quote	100.21-101.50

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(1,271)	Indicative Market Quotations	Broker Quote	0.16-0.97

Total	$37,804

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

40	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2013

(q)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$2,155	$2,605	$4,760
Unrealized appreciation on foreign currency contracts	0	0	0	24,808	0	24,808
Unrealized appreciation on OTC swap agreements	0	2,548	0	0	9,352	11,900

	$0	$2,548	$0	$26,963	$11,957	$41,468

Liabilities:
Written options outstanding	$0	$0	$0	$3,780	$9,221	$13,001
Variation margin payable on financial derivative instruments (2)	0	0	0	0	2,737	2,737
Unrealized depreciation on foreign currency contracts	0	0	0	23,351	0	23,351
Unrealized depreciation on OTC swap agreements	0	4,656	0	0	3,105	7,761

	$0	$4,656	$0	$27,131	$15,063	$46,850

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(2,492)	$(2,492)
Net realized gain (loss) on futures contracts	(801)	0	0	0	19,217	18,416
Net realized gain on written options	0	0	0	1,030	13,898	14,928
Net realized gain (loss) on swaps	0	(5,981)	0	0	31,771	25,790
Net realized gain on foreign currency transactions	0	0	0	54,337	0	54,337

	$(801)	$(5,981)	$0	$55,367	$62,394	$110,979

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$(450)	$(4,103)	$(4,553)
Net change in unrealized (depreciation) on futures contracts	0	0	0	0	(10,797)	(10,797)
Net change in unrealized appreciation on written options	0	0	0	2,541	17,229	19,770
Net change in unrealized appreciation (depreciation) on swaps	0	3,129	0	0	(1,888)	1,241
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(38,258)	0	(38,258)

	$0	$3,129	$0	$(36,167)	$441	$(32,597)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $2,772 and open centrally cleared swaps cumulative (depreciation) of $(3,540) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2013	41

Schedule of Investments PIMCO Real Return Fund (Cont.)

March 31, 2013

(r)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (1)
BOA	$(8,312)	$9,879	$1,567
BPS	469	(1,990)	(1,521)
BRC	(4,761)	3,406	(1,355)
CBK	15,609	(16,830)	(1,221)
DUB	(1,150)	369	(781)
FBF	147	(300)	(153)
GLM	(1,648)	1,150	(498)
GST	379	(340)	39
HUS	(1,604)	879	(725)
JPM	(1,317)	1,574	257
MSC	(120)	(1,070)	(1,190)
MSX	(332)	320	(12)
MYC	(2,988)	1,148	(1,840)
RBC	367	0	367
RYL	427	(240)	187
SOG	1,121	(1,080)	41
UAG	2,722	(2,810)	(88)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

42	PIMCO REAL RETURN FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2013

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company (“Mutual Fund”). Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of the PIMCO Real Return Fund (the “Fund”) offered by the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are

ANNUAL REPORT	MARCH 31, 2013	43

Notes to Financial Statements (Cont.)

translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 measurements in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements and sale-buyback financing transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net increase in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

44	PIMCO REAL RETURN FUND

March 31, 2013

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets. Effective April 1, 2012, the Fund began accounting for the sale and simultaneous repurchase of certain securities (“sale-buybacks”) as financing transactions. These transactions were previously accounted for as purchases and sales. As such, the Fund may have recorded additional interest expense. See Note 5 in the Notes to Financial Statements for additional details.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). The FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding fair value measurements. See Fair Value Measurements in the Notes to Schedule of Investments and Note 3 in the Notes to Financial Statements for additional details.

In December 2011, the FASB issued an ASU to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the investment adviser (the “Adviser”) pursuant to instructions from the Board or its Valuation Committee.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that

ANNUAL REPORT	MARCH 31, 2013	45

Notes to Financial Statements (Cont.)

materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. The Valuation Committee has been established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board as instructed. The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP defines fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

46	PIMCO REAL RETURN FUND

March 31, 2013

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers out of Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2013	47

Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying

48	PIMCO REAL RETURN FUND

March 31, 2013

asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivative instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and financial derivative instruments categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark Pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Indicative market quotations are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

ANNUAL REPORT	MARCH 31, 2013	49

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Fund may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into which may result in a realized gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(b) Loan Participations and Assignments  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of March, 31 2013, the Fund had no unfunded loan commitments outstanding.

(c) Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed

50	PIMCO REAL RETURN FUND

March 31, 2013

securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National

ANNUAL REPORT	MARCH 31, 2013	51

Notes to Financial Statements (Cont.)

Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(b) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone

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interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statement of Operations serve as indicators of the volume of financial derivative activity for the Fund.

(a) Foreign Currency Contracts  The Fund may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker, an amount of cash, or U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange.

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Notes to Financial Statements (Cont.)

Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Fund may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate

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swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

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Notes to Financial Statements (Cont.)

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the

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credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2012 for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed

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Notes to Financial Statements (Cont.)

a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

7. PRINCIPAL RISKS

In the normal course of business the Fund trades financial instruments, and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular

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industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Fund by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place)

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Notes to Financial Statements (Cont.)

governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed-delivery or sale-buyback financing transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The market value of OTC financial derivative transactions, net of collateral received in or pledged by counterparty as of period end, is disclosed in the Notes to Schedule of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding. Lehman Brothers Holdings Inc. and the other Lehman affiliates that are subject to Chapter 11 proceedings are currently in the process of liquidating their remaining assets and making distributions to approved creditors in accordance with their Third Amended Bankruptcy Plan, which was approved by the Bankruptcy Court on January 19, 2012.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statement of Assets and Liabilities and net realized gain/(loss) on

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investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
0.20%	0.30%	0.20%	0.35%	0.35%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

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Notes to Financial Statements (Cont.)

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class B	0.75%	0.25%
Class C	0.50%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2013, the Distributor received $23,528,041 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Prior to January 1, 2013, each unaffiliated Trustee received an annual retainer of $135,000, plus $10,500 for each Board of Trustees quarterly meeting attended, $750 ($1,500 in the case of the

62	PIMCO REAL RETURN FUND

March 31, 2013

audit committee chair) for each committee meeting attended and $1,500 for each special Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

Effective January 1, 2013, each Trustee, other than those affiliated with PIMCO or its affiliates, will receive an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $15,000 and each other committee chair will receive an additional annual retainer of $2,250.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2013, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$1,258,571	$1,056,994

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Fund.

ANNUAL REPORT	MARCH 31, 2013	63

Notes to Financial Statements (Cont.)

The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2012 (amounts in thousands):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 03/31/2012	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2013	Dividend Income	Net Capital Gain Distributions
$73,466	$6,216,856	$(6,091,200)	$(124)	$20	$199,018	$348	$8

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2013, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$11,038,162	$9,488,373	$2,332,303	$2,690,263

64	PIMCO REAL RETURN FUND

March 31, 2013

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Real Return Fund
	Year Ended 03/31/2013		Year Ended 03/31/2012
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	246,965	$3,050,672	293,371	$3,506,439
Class P	79,660	984,860	66,031	791,085
Administrative Class	54,609	677,956	58,857	704,577
Class D	78,111	966,884	73,636	879,586
Class A	110,405	1,365,232	133,754	1,596,773
Class B	57	719	163	1,941
Class C	40,070	496,260	53,615	639,492
Class R	19,352	239,565	19,466	232,827

Issued as reinvestment of distributions
Institutional Class	37,457	464,838	44,481	526,417
Class P	3,996	49,592	3,685	43,617
Administrative Class	6,152	76,352	7,102	84,023
Class D	9,340	115,929	11,029	130,452
Class A	16,261	201,813	21,598	255,437
Class B	64	790	327	3,864
Class C	7,125	88,449	9,517	112,450
Class R	1,693	21,015	1,866	22,060

Cost of shares redeemed
Institutional Class	(213,074)	(2,623,013)	(245,790)	(2,948,191)
Class P	(64,886)	(798,935)	(36,864)	(440,322)
Administrative Class	(44,651)	(550,031)	(44,097)	(525,003)
Class D	(71,448)	(880,399)	(52,608)	(628,542)
Class A	(129,655)	(1,600,409)	(123,754)	(1,480,462)
Class B	(2,566)	(31,585)	(8,337)	(99,032)
Class C	(54,263)	(669,542)	(45,214)	(539,126)
Class R	(15,092)	(186,634)	(11,986)	(143,211)
Net increase resulting from Fund share transactions	115,682	$1,460,378	229,848	$2,727,151

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

ANNUAL REPORT	MARCH 31, 2013	65

Notes to Financial Statements (Cont.)

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2013, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2013, the components of distributable taxable earnings are as follows (amounts in thousands):

PIMCO Real Return Fund
Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
$0	$88,154	$1,772,767	$(145,305)	$0	$0	$(46,334)

(1)

Adjusted for open wash sale loss deferral and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2012 through March 31, 2013 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2012 through March 31, 2013 and Ordinary losses realized during the period January 1, 2013 through March 31, 2013, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2013, the Fund had accumulated capital losses expiring in the following years (amounts in thousands). The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

PIMCO Real Return Fund
Expiration of Accumulated Capital Losses (amounts in thousands)
3/31/2014	3/31/2015	3/31/2016	3/31/2017	3/31/2018	3/31/2019
$0	$0	$0	$0	$0	$0

Under the recently enacted Regulated Investment Company Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2013, the Fund had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Real Return Fund	$0	$0

66	PIMCO REAL RETURN FUND

March 31, 2013

As of March 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Real Return Fund	$26,455,932	$1,806,428	($57,744)	$1,748,684
(6)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals and treasury inflation-protected securities deflationary adjustments for federal income tax purposes.

For the fiscal years ended March 31, 2013 and March 31, 2012, respectively, the Fund made the following tax basis distributions (amounts in thousands):

PIMCO Real Return Fund
March 31, 2013			March 31, 2012
Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
$846,845	$308,094	$0	$956,924	$418,986	$0
(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

The Adviser has evaluated the possibility of subsequent events through the date the financial statements were issued and has determined that there are no material events that would require disclosure in the Fund’s financial statements.

ANNUAL REPORT	MARCH 31, 2013	67

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Real Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Real Return Fund (one series of PIMCO Funds, hereinafter referred to as the “Fund”) at March 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereinafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2013

68	PIMCO REAL RETURN FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.
BOM	Bank of Montreal	JPM	JPMorgan Chase Bank N.A.
BPG	BNP Paribas Securities Corp.	JPS	JPMorgan Securities, Inc.
BPS	BNP Paribas S.A.	MSC	Morgan Stanley & Co., Inc.
BRC	Barclays Bank PLC	MSX	Morgan Stanley Capital Group, Inc.
BSN	Bank of Nova Scotia	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	RBC	Royal Bank of Canada
DEU	Deutsche Bank Securities, Inc.	RBS	RBS Securities, Inc.
DUB	Deutsche Bank AG	RDR	RBC Dain Rausher, Inc.
FBF	Credit Suisse International	RYL	Royal Bank of Scotland Group PLC
FOB	Credit Suisse Securities (USA) LLC	SOG	Societe Generale
GLM	Goldman Sachs Bank USA	TDM	TD Securities (USA) LLC
GST	Goldman Sachs International	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro
BRL	Brazilian Real	GBP	British Pound
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NZD	New Zealand Dollar
CLP	Chilean Peso	USD	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.	NPFGC	National Public Finance Guarantee Corp.
CR	Custodial Receipts	ST	State
FGIC	Financial Guaranty Insurance Co.

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate
ALT	Alternate Loan Trust	JSC	Joint Stock Company
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate
CBO	Collateralized Bond Obligation	NCUA	National Credit Union Administration
CDI	Brazil Interbank Deposit Rate	OIS	Overnight Index Swap
CDO	Collateralized Debt Obligation	YOY	Year-Over-Year
CLO	Collateralized Loan Obligation

ANNUAL REPORT	MARCH 31, 2013	69

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2013) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2013 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2013 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2013 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2013 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Real Return Fund	0.16%	0.16%	$409,859	$249,204

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2014, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2013.

70	PIMCO REAL RETURN FUND

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (800) 927-4648 or visit our website at http://pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Brent R. Harris* (1959) Chairman of the Board and Trustee	08/1997 to Present	Managing Director and member of Executive Committee, PIMCO.	167	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC. Formerly, Chairman and Director, PCM Fund, Inc. Formerly, Chairman and Director, PIMCO Strategic Global Government Fund, Inc.
Douglas M. Hodge* (1957) Trustee	02/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
E. Philip Cannon (1940) Trustee	05/2000 to Present	Private Investor; Formerly, President, Houston Zoo.	167	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series). Formerly, Director, PCM Fund, Inc.
Vern O. Curtis (1934) Trustee	08/1997 to Present	Private Investor.	167	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, PCM Fund, Inc.
J. Michael Hagan (1939) Trustee	05/2000 to Present	Private Investor and Business Adviser (primarily to manufacturing companies).	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Formerly, Director, PCM Fund, Inc.
Ronald C. Parker (1951) Trustee	07/2009 to Present	Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products)	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
William J. Popejoy (1938) Trustee	08/1997 to Present	Private Investor.	160	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Formerly, Director, PCM Fund, Inc.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.
**	Trustees serve until their successors are duly elected and qualified

ANNUAL REPORT	MARCH 31, 2013	71

Management of the Trust (cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Brent R. Harris (1959) President	03/2009 to Present	Managing Director and member of Executive Committee, PIMCO.
David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P. and Partner at Latham & Watkins LLP.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director, PIMCO.
William H. Gross (1944) Senior Vice President	08/1997 to Present	Managing Director and Co-Chief Investment Officer, PIMCO.
Mohamed El-Erian (1958) Senior Vice President	05/2008 to Present	Managing Director, Co-Chief Investment Officer and Co-Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director; Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.
Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Attorney, PIMCO.
J. Stephen King (1962) Vice President - Senior Counsel and Secretary	05/2005 to Present	Senior Vice President and Attorney, PIMCO. Formerly, Associate, Dechert LLP.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Attorney, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.
Eric D. Johnson (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.
Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO.
Peter G. Strelow (1970) Vice President	05/2008 to Present	Managing Director, PIMCO.
Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.
John P. Hardaway (1957) Treasurer	08/1997 to Present	Executive Vice President, PIMCO.
Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to Present	Senior Vice President, PIMCO.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Senior Vice President, PIMCO.
Trent W. Walker (1974) Assistant Treasurer	05/2007 to Present	Senior Vice President, PIMCO.

72	PIMCO REAL RETURN FUND

Privacy Policy

(Unaudited)

The Funds1,2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds’ distributor may also retain non-affiliated companies to market the Funds’ shares or products which use the Funds’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any investment fund managed by the Adviser in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on the Funds’ internet websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

ANNUAL REPORT	MARCH 31, 2013	73

Privacy Policy (cont.)

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

74	PIMCO REAL RETURN FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF3010AR_033113

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)	The Board of Trustees has determined that J. Michael Hagan, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Hagan is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a) Fiscal Year Ended	Audit Fees
March 31, 2013	$4,908,749
March 31, 2012	$4,267,487

(b) Fiscal Year Ended	Audit-Related Fees(1)
March 31, 2013	$10,750
March 31, 2012	$10,750

(c) Fiscal Year Ended	Tax Fees (2)
March 31, 2013	$—
March 31, 2012	$—

(d) Fiscal Year Ended	All Other Fees (3)
March 31, 2013	$—
March 31, 2012	$—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Funds (the “Trust” or “Registrant”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders related to fair value securities held by the Trust.

(2) There were no “Tax Fees” for the last two fiscal years.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

	Aggregate Non- Audit Fees Billed to Entity
Entity	March 31, 2013	March 31, 2012
PIMCO Funds	$10,750	$10,750
Pacific Investment Management Company LLC (“PIMCO”)	$5,216,500	$3,901,726
Allianz Global Investors Fund Management LLC	$566,015	$729,775
Allianz Asset Management of America L.P.	$4,728,145	$3,387,554

Totals	$10,521,410	$8,029,805

h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon;

Vern O. Curtis;

J. Michael Hagan;

Ronald C. Parker;

William J. Popejoy

Item 6.	Schedule of Investments.

The information required by this Item 6 (except with respect to the PIMCO Total Return Fund) is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Total Return Fund in its annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The PIMCO Total Return Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

Schedule of Investments PIMCO Total Return Fund

March 31, 2013

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
BANK LOAN OBLIGATIONS 0.6%
Ameristar Casinos, Inc.
2.704% due 04/14/2016		$1,900	$1,908
Aptalis Pharma, Inc.
5.500% due 02/11/2017		9,775	9,873
AWAS Aviation Capital Ltd.
4.750% due 07/16/2018		12,736	12,864
Bausch & Lomb, Inc.
4.750% due 09/30/2015		21,335	21,548
Biomet, Inc.
3.204% due 03/25/2015		9,352	9,426
3.954% - 4.197% due 07/25/2017		30,723	31,076
Charter Communications, Inc.
3.460% due 09/06/2016		895	901
Chrysler Group LLC
6.000% due 05/24/2017		7,123	7,273
Community Health Systems, Inc.
2.454% due 07/25/2014		3,623	3,636
2.704% - 4.750% due 10/25/2016		25,174	25,320
CSC Holdings LLC
0.954% due 03/31/2015		4,483	4,505
0.954% due 12/31/2016		9,875	9,900
1.954% due 03/29/2016		60,097	60,365
DaVita, Inc.
2.710% due 10/20/2015		33,644	33,847
2.710% due 11/01/2017		44,438	44,541
Dell, Inc.
5.000% due 11/06/2013		210,150	209,186
Delos Aircraft, Inc.
4.750% due 04/12/2016		43,500	43,826
Dole Food Co., Inc.
6.000% due 07/08/2018		42,686	42,869
Flextronics International Ltd.
2.454% due 10/01/2014		2,170	2,177
Gresham Capital CLO BV
0.945% - 1.206% due 03/23/2026	GBP	5,634	8,263
HCA, Inc.
2.704% due 05/02/2016		$102,058	102,457
3.454% due 02/02/2016		1,257	1,263
3.454% due 05/01/2018		40,548	40,936
3.534% due 03/31/2017		28,264	28,547
Health Management Associates, Inc.
2.790% due 11/18/2016		17,720	17,789
Hilton Hotels Corp.
3.576% due 11/30/2015		9,925	9,813
Hologic, Inc.
4.500% due 08/01/2019		9,950	10,100
Huntsman International LLC
2.743% due 04/19/2017		7,000	7,060
Kabel Deutschland GmbH
4.119% due 12/31/2016	EUR	11,000	14,232
Las Vegas Sands LLC
1.710% due 05/23/2014		$16,061	16,117
2.710% due 11/23/2015		4,515	4,527
2.710% due 11/23/2016		3,462	3,476
Lombard Street PLC
0.500% - 0.924% due 02/28/2023	EUR	17,445	20,142
0.500% - 0.924% due 02/28/2023		$19,150	17,275
0.500% - 0.924% due 02/28/2023	GBP	23,127	31,594
MGM Resorts International, Inc.
3.284% due 12/20/2017		$2,993	3,004

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Penn National Gaming, Inc.
1.960% due 07/14/2016		$9,868	$9,900
Scientific Games International, Inc.
3.210% due 06/30/2015		9,944	9,981
Sensata Technologies BV
3.750% due 05/12/2018		24,625	24,928
Spectrum Brands, Inc.
4.500% due 12/17/2019		21,945	22,249
Springleaf Financial Funding Co.
5.500% due 05/10/2017		507,950	512,156
U.S. Airways Group, Inc.
2.705% due 03/23/2014		26,220	26,230
Universal Health Services, Inc.
2.030% - 2.040% due 08/15/2016		9,735	9,759
Valeant Pharmaceuticals International, Inc.
2.210% due 04/20/2016		6,866	6,895
3.500% due 12/11/2019		24,938	25,184
Vodafone Americas Finance, Inc.
6.250% due 07/24/2016		150,975	155,882
6.875% due 08/17/2015		153,946	157,795
Warner Chilcott Co. LLC
3.243% due 08/21/2017		16,625	16,801
3.750% due 03/17/2016		3,020	3,056
Yell Group PLC
3.954% due 07/31/2014 ^		25,003	4,559

Total Bank Loan Obligations (Cost $1,898,159)			1,897,011

CORPORATE BONDS & NOTES 17.5%
BANKING & FINANCE 14.7%
21st Century Insurance Group
5.900% due 12/15/2013		160	165
Abbey National Treasury Services PLC
1.881% due 04/25/2014		224,900	227,080
2.110% due 02/16/2016	GBP	200	312
4.000% due 04/27/2016		$575	612
ABN AMRO North American Holding Preferred Capital Repackage Trust
3.388% due 04/29/2013 (g)		15,000	15,000
ACE INA Holdings, Inc.
5.875% due 06/15/2014		3,400	3,614
AIG SunAmerica Global Financing
6.900% due 03/15/2032		19,896	26,669
AIG-FP Matched Funding
7.000% due 05/15/2015	EUR	40,000	54,706
Allstate Life Global Funding Trusts
5.375% due 04/30/2013		$174,300	175,004
Ally Financial, Inc.
0.000% due 06/15/2015		9,100	8,531
2.487% due 12/01/2014		46,578	46,664
3.125% due 01/15/2016		67,900	68,800
3.492% due 02/11/2014		512,170	521,640
3.680% due 06/20/2014		301,300	309,773
4.500% due 02/11/2014		439,425	449,861
4.625% due 06/26/2015		307,653	322,067
5.250% due 01/15/2014		61	61
5.500% due 02/15/2017		105,275	114,418
5.700% due 12/15/2013		312	312
5.750% due 01/15/2014		150	150
5.850% due 05/15/2013		60	60
5.850% due 06/15/2013		80	80
5.900% due 12/15/2013		194	194
5.900% due 01/15/2019		491	490
5.900% due 02/15/2019		474	471

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.900% due 10/15/2019	$86	$86
6.000% due 11/15/2013	239	239
6.000% due 12/15/2013	111	111
6.000% due 02/15/2019	5,469	5,422
6.000% due 03/15/2019	15,434	15,435
6.000% due 04/15/2019	3,479	3,481
6.000% due 09/15/2019	569	570
6.050% due 08/15/2019	1,404	1,404
6.050% due 10/15/2019	1,732	1,719
6.100% due 11/15/2013	124	124
6.100% due 09/15/2019	820	830
6.125% due 10/15/2019	306	306
6.150% due 09/15/2013	50	50
6.150% due 11/15/2013	25	25
6.150% due 12/15/2013	35	35
6.150% due 08/15/2019	2,022	2,022
6.150% due 09/15/2019	785	785
6.150% due 10/15/2019	1,736	1,739
6.200% due 11/15/2013	206	207
6.200% due 03/15/2016	135	136
6.200% due 04/15/2019	2,980	2,981
6.250% due 07/15/2013	230	231
6.250% due 10/15/2013	111	112
6.250% due 11/15/2013	170	170
6.250% due 02/15/2016	280	279
6.250% due 12/15/2018	360	360
6.250% due 01/15/2019	554	553
6.250% due 04/15/2019	2,697	2,697
6.250% due 05/15/2019	1,161	1,155
6.250% due 07/15/2019	1,686	1,686
6.300% due 10/15/2013	210	211
6.300% due 11/15/2013	211	211
6.300% due 03/15/2016	1,195	1,196
6.300% due 08/15/2019	542	542
6.350% due 02/15/2016	75	75
6.350% due 04/15/2016	259	259
6.350% due 10/15/2016	60	60
6.350% due 04/15/2019	1,208	1,208
6.350% due 07/15/2019	1,540	1,540
6.375% due 01/15/2014	120	120
6.400% due 03/15/2016	50	50
6.400% due 12/15/2018	136	135
6.400% due 11/15/2019	2,414	2,414
6.500% due 04/15/2013	190	190
6.500% due 05/15/2013	228	229
6.500% due 06/15/2013	20	20
6.500% due 11/15/2013	443	440
6.500% due 02/15/2016	46	46
6.500% due 03/15/2016	167	169
6.500% due 09/15/2016	436	436
6.500% due 10/15/2016	798	795
6.500% due 06/15/2018	2,870	2,871
6.500% due 11/15/2018	25	25
6.500% due 12/15/2018	812	812
6.500% due 05/15/2019	1,397	1,397
6.500% due 01/15/2020	42	42
6.550% due 10/15/2016	450	448
6.550% due 12/15/2019	105	105
6.600% due 08/15/2016	5,162	5,156
6.600% due 05/15/2018	100	100
6.600% due 06/15/2019	346	345
6.650% due 04/15/2016	119	120
6.650% due 06/15/2018	67	67
6.650% due 10/15/2018	562	561
6.700% due 05/15/2014	55	55
6.700% due 08/15/2016	125	125
6.700% due 06/15/2018	2,858	2,862
6.700% due 11/15/2018	154	154
6.700% due 06/15/2019	592	591

See Accompanying Notes	1

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.700% due 12/15/2019	$60	$60
6.750% due 04/15/2013	148	148
6.750% due 06/15/2014	95	95
6.750% due 12/01/2014	329,945	355,516
6.750% due 07/15/2016	236	236
6.750% due 08/15/2016	1,968	1,965
6.750% due 09/15/2016	534	535
6.750% due 11/15/2016	236	236
6.750% due 06/15/2017	23	23
6.750% due 03/15/2018	421	421
6.750% due 07/15/2018	421	421
6.750% due 09/15/2018	286	286
6.750% due 10/15/2018	301	301
6.750% due 11/15/2018	488	487
6.750% due 05/15/2019	2,309	2,300
6.750% due 06/15/2019	751	751
6.800% due 04/15/2013	20	20
6.800% due 09/15/2016	89	89
6.800% due 09/15/2018	310	310
6.800% due 10/15/2018	501	501
6.850% due 04/15/2016	220	223
6.850% due 05/15/2016	60	60
6.850% due 07/15/2016	50	50
6.850% due 05/15/2018	201	200
6.875% due 08/15/2016	1,712	1,718
6.875% due 07/15/2018	135	135
6.900% due 06/15/2017	540	540
6.900% due 07/15/2018	1,022	1,022
6.900% due 08/15/2018	310	310
6.950% due 06/15/2017	138	138
7.000% due 05/15/2016	269	269
7.000% due 08/15/2016	64	64
7.000% due 11/15/2016	427	427
7.000% due 12/15/2016	235	233
7.000% due 02/15/2017	75	75
7.000% due 06/15/2017	743	744
7.000% due 07/15/2017	789	787
7.000% due 02/15/2018	3,283	3,285
7.000% due 03/15/2018	508	509
7.000% due 05/15/2018	316	316
7.000% due 08/15/2018	187	187
7.000% due 09/15/2018	336	336
7.000% due 02/15/2021	191	191
7.000% due 09/15/2021	386	386
7.000% due 11/15/2024	11,604	11,615
7.050% due 03/15/2018	1,281	1,288
7.050% due 04/15/2018	558	559
7.125% due 10/15/2017	2,450	2,445
7.150% due 06/15/2016	297	298
7.150% due 09/15/2018	353	353
7.150% due 03/15/2025	90	90
7.200% due 10/15/2017	736	736
7.250% due 06/15/2016	375	376
7.250% due 09/15/2017	10,108	10,118
7.250% due 01/15/2018	912	917
7.250% due 04/15/2018	4,778	4,774
7.250% due 08/15/2018	5,497	5,462
7.250% due 09/15/2018	261	262
7.250% due 01/15/2025	2,346	2,346
7.250% due 02/15/2025	297	297
7.250% due 03/15/2025	210	210
7.300% due 12/15/2017	102	102
7.300% due 01/15/2018	2,684	2,672
7.350% due 04/15/2018	2,123	2,124
7.375% due 11/15/2016	5,102	5,075
7.375% due 04/15/2018	357	358
7.400% due 12/15/2017	2,217	2,223
7.500% due 12/31/2013	253,572	264,983

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
7.500% due 05/15/2016		$555	$556
7.500% due 11/15/2016		8,653	8,660
7.500% due 08/15/2017		752	762
7.500% due 11/15/2017		1,551	1,548
7.500% due 12/15/2017		2,463	2,467
7.500% due 09/15/2020		242,800	297,127
7.500% due 03/15/2025		50	50
7.550% due 05/15/2016		10	10
7.750% due 10/15/2017		133	134
8.000% due 10/15/2017		167	167
8.000% due 11/15/2017		144	144
8.000% due 12/31/2018		3,500	4,204
8.000% due 11/01/2031		71,770	90,790
8.125% due 11/15/2017		296	295
8.250% due 03/15/2017		40	40
8.300% due 02/12/2015		412,585	459,001
9.000% due 07/15/2015		276	277
9.000% due 07/15/2020		154	154
American Express Bank FSB
5.500% due 04/16/2013		272,040	272,464
6.000% due 09/13/2017		268,210	320,679
American Express Centurion Bank
6.000% due 09/13/2017		235,900	282,048
American Express Co.
4.875% due 07/15/2013		1,400	1,418
7.000% due 03/19/2018		53,314	66,674
7.250% due 05/20/2014		12,500	13,423
American Express Credit Corp.
1.750% due 06/12/2015		4,000	4,089
5.125% due 08/25/2014		38,500	40,915
5.375% due 10/01/2014	GBP	28,800	46,461
5.875% due 05/02/2013		$150,510	151,169
7.300% due 08/20/2013		1,015	1,041
American General Capital
8.500% due 07/01/2030		112,200	149,226
American General Institutional Capital
7.570% due 12/01/2045		38,200	48,514
8.125% due 03/15/2046		90,935	123,899
American Honda Finance Corp.
0.518% due 11/03/2014		4,400	4,407
American International Group, Inc.
0.384% due 07/19/2013	EUR	30,050	38,483
2.375% due 08/24/2015		$32,600	33,461
2.750% due 12/21/2016	CHF	23,820	26,767
2.875% due 04/16/2015		87,690	95,976
3.375% due 06/29/2017		23,320	26,709
3.650% due 01/15/2014		$2,800	2,867
3.750% due 11/30/2013		140,100	142,983
4.250% due 05/15/2013		246,666	247,757
4.375% due 04/26/2016	EUR	14,650	20,303
4.500% due 12/20/2017 (r)	HKD	500,000	70,104
4.900% due 06/02/2014	CAD	81,886	83,160
5.000% due 06/26/2017	EUR	23,250	33,597
5.000% due 04/26/2023	GBP	26,500	44,329
5.050% due 10/01/2015		$201,911	221,390
5.450% due 05/18/2017		304,935	350,099
5.600% due 10/18/2016		123,771	140,778
5.850% due 01/16/2018		309,575	363,319
6.250% due 05/01/2036		236,392	296,618
6.250% due 03/15/2087		140,521	156,344
6.765% due 11/15/2017	GBP	204,606	372,584
6.797% due 11/15/2017	EUR	64,694	100,976
7.980% due 06/15/2017	MXN	587,485	46,536
8.000% due 05/22/2068	EUR	132,900	201,022
8.175% due 05/15/2068		$1,164,536	1,573,579
8.250% due 08/15/2018		917,470	1,191,823
8.590% due 09/15/2016	MXN	95,834	7,895

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
8.625% due 05/22/2068	GBP	151,100	$283,543
ANZ New Zealand International Ltd.
6.200% due 07/19/2013		$243,850	248,175
ASIF
3.000% due 02/17/2017	EUR	6,983	8,836
ASIF Jersey Ltd.
4.750% due 09/11/2013		17,479	22,800
12.218% due 04/09/2018		7,126,000	5,509
12.323% due 04/29/2013		13,798,000	9,240
Australia & New Zealand Banking Group Ltd.
1.143% due 05/08/2013		$1,000	1,000
2.125% due 01/10/2014		116,700	118,259
2.400% due 11/23/2016		64,600	67,922
Banco de Credito e Inversiones
3.000% due 09/13/2017		25,000	25,432
Banco del Estado de Chile
4.125% due 10/07/2020		38,000	41,072
Banco do Brasil S.A.
3.058% due 07/02/2014		4,700	4,746
4.500% due 01/22/2015		25,200	26,334
4.500% due 01/20/2016	EUR	50,000	68,195
5.875% due 01/19/2023		$33,500	36,096
6.000% due 01/22/2020		10,000	11,575
Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015		5,000	5,150
Banco Santander Brasil S.A.
2.380% due 03/18/2014		490,900	492,248
4.250% due 01/14/2016		243,300	254,857
4.500% due 04/06/2015		44,100	46,085
4.625% due 02/13/2017		137,500	146,094
Banco Santander Chile
1.902% due 01/19/2016		174,300	172,121
Bank of America Corp.
0.565% due 10/14/2016		20,000	19,543
0.620% due 08/15/2016		70,800	68,621
0.888% due 05/23/2017	EUR	5,300	6,463
1.053% due 03/28/2018		2,000	2,398
1.722% due 01/30/2014		$41,200	41,568
1.855% due 07/11/2014		13,200	13,392
3.326% due 02/14/2017	AUD	11,000	10,672
4.750% due 08/15/2013		$500	507
5.000% due 05/13/2021		25	28
6.000% due 09/01/2017		48,975	56,936
7.375% due 05/15/2014		137,775	147,484
7.800% due 09/15/2016		2,000	2,360
Bank of America N.A.
0.560% due 06/15/2016		121,860	118,687
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		122,900	138,429
Bank of India
4.750% due 09/30/2015		10,550	11,165
Bank of Montreal
1.300% due 10/31/2014		95,000	96,349
1.950% due 01/30/2018		48,200	50,188
Bank of New York Mellon Corp.
4.500% due 04/01/2013		500	500
Bank of Nova Scotia
1.650% due 10/29/2015		154,300	158,582
1.950% due 01/30/2017		79,300	82,597
Bank of Scotland Capital Funding LP
7.754% due 05/31/2021 (g)	GBP	2,954	4,520
Bank of Scotland PLC
5.250% due 02/21/2017		$475	547
7.281% due 05/31/2026 (g)	GBP	1,500	2,256
7.286% due 05/31/2016 (g)		7,200	10,908
Bank of Tokyo-Mitsubishi UFJ Ltd.
3.850% due 01/22/2015		$2,000	2,109

2	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Bank One Corp.
4.900% due 04/30/2015		$10,000	$10,766
Bankia S.A.
5.000% due 10/30/2014	EUR	20,400	26,976
Barclays Bank PLC
2.375% due 01/13/2014		$7,000	7,095
5.200% due 07/10/2014		15,100	15,923
6.050% due 12/04/2017		25,491	28,541
10.179% due 06/12/2021		496,697	667,980
14.000% due 06/15/2019 (g)	GBP	338,158	694,872
BBVA Bancomer S.A.
4.500% due 03/10/2016		$101,500	108,351
6.500% due 03/10/2021		189,100	215,574
6.750% due 09/30/2022		90,000	103,050
BBVA U.S. Senior S.A.U.
2.415% due 05/16/2014		10,000	10,048
Bear Stearns Cos. LLC
0.679% due 11/21/2016		28,406	28,176
6.400% due 10/02/2017		271,429	324,487
7.250% due 02/01/2018		44,815	55,777
BFC Finance Corp.
7.375% due 12/01/2017		624	699
BNP Paribas S.A.
0.705% due 04/08/2013		22,400	22,401
5.954% due 07/13/2016 (g)	GBP	11,850	17,074
7.195% due 06/25/2037 (g)		$25,500	26,393
BNY Mellon N.A.
4.750% due 12/15/2014		50	54
BPCE S.A.
2.046% due 02/07/2014		76,800	77,661
2.375% due 10/04/2013		59,900	60,521
9.000% due 03/17/2015 (g)	EUR	11,700	15,793
9.250% due 04/22/2015 (g)		8,100	10,798
12.500% due 09/30/2019 (g)		$150	185
BRFkredit A/S
2.050% due 04/15/2013		1,900	1,901
Caixa Economica Federal
2.375% due 11/06/2017		25,000	24,350
Canadian Imperial Bank of Commerce
1.500% due 12/12/2014		65,000	66,204
Capital One Financial Corp.
6.250% due 11/15/2013		193	200
6.750% due 09/15/2017		33,375	40,377
7.375% due 05/23/2014		13,582	14,584
CBA Capital Trust
5.805% due 06/30/2015 (g)		7,500	7,787
Cie de Financement Foncier S.A.
2.125% due 04/22/2013		4,000	4,003
CIT Group, Inc.
4.250% due 08/15/2017		20,600	21,630
4.750% due 02/15/2015		205,700	215,985
5.000% due 05/15/2017		9,200	9,913
5.250% due 04/01/2014		311,372	324,216
6.625% due 04/01/2018		7,900	9,046
Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019		17,950	22,902
CitiFinancial, Inc.
6.625% due 06/01/2015		10,000	11,000
Citigroup Global Markets Holdings, Inc.
0.427% due 05/13/2035	EUR	20,000	16,269
Citigroup, Inc.
0.406% due 03/07/2014		$21,000	20,951
0.432% due 02/09/2016	EUR	33,332	42,214
0.551% due 06/09/2016		$87,900	84,838
0.576% due 11/05/2014		1,265	1,260
0.859% due 05/31/2017	EUR	13,600	16,583
1.480% due 11/30/2017		1,650	2,042

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.755% due 01/13/2014		$425,000	$428,955
1.990% due 05/15/2018		1,250	1,299
2.293% due 08/13/2013		215,480	216,917
4.250% due 02/25/2030	EUR	60,000	72,631
4.750% due 02/10/2019		25,975	33,005
5.000% due 09/15/2014		$86,010	90,345
5.365% due 03/06/2036 (r)	CAD	1,100	1,076
5.500% due 04/11/2013		$778,970	779,883
5.850% due 07/02/2013		77,279	78,280
5.875% due 07/01/2024	GBP	10,150	17,545
6.000% due 12/13/2013		$9,508	9,853
6.010% due 01/15/2015		29,587	32,051
6.375% due 08/12/2014		16,784	17,993
6.393% due 03/06/2023	EUR	70,100	101,234
6.500% due 08/19/2013		$256,804	262,599
Commonwealth Bank of Australia
0.560% due 09/17/2014		3,000	3,013
1.080% due 09/18/2015		22,300	22,559
Corp. Andina de Fomento
8.125% due 06/04/2019		1,740	2,259
Countrywide Financial Corp.
6.250% due 05/15/2016		44,755	49,890
Credit Agricole Home Loan SFH
1.052% due 07/21/2014		12,600	12,633
Credit Agricole S.A.
5.136% due 02/24/2016 (g)	GBP	5,050	7,121
8.375% due 10/13/2019 (g)		$1,600	1,758
Credit Suisse
2.200% due 01/14/2014		141,400	143,316
5.000% due 05/15/2013		231,900	233,258
Credit Suisse USA, Inc.
5.500% due 08/15/2013		275	280
Dai-ichi Life Insurance Co. Ltd.
7.250% due 07/25/2021 (g)		10,100	11,429
Danske Bank A/S
1.355% due 04/14/2014		12,600	12,672
Deutsche Bank AG
0.910% due 09/22/2015	EUR	3,200	4,004
4.875% due 05/20/2013		$276,385	277,960
Dexia Credit Local S.A.
0.781% due 04/29/2014		885,740	880,348
2.750% due 01/10/2014		258,970	262,626
2.750% due 04/29/2014		331,150	339,085
DNB Bank ASA
3.200% due 04/03/2017		43,500	46,134
DNB Boligkreditt A/S
2.100% due 10/14/2016		1,050	1,087
2.500% due 10/18/2017	EUR	3,800	5,172
Dragon LLC
1.972% due 03/12/2024		$18,862	19,478
Eksportfinans ASA
0.505% due 04/05/2013		49,990	49,980
0.505% due 10/07/2013		17,750	17,544
0.781% due 03/09/2015		5,000	4,762
0.890% due 06/16/2015	JPY	2,400,000	23,479
1.600% due 03/20/2014		319,000	3,316
1.875% due 04/02/2013		$46,332	46,332
2.000% due 09/15/2015		28,365	27,249
2.375% due 06/26/2013	CHF	1,000	1,057
2.375% due 05/25/2016		$52,300	49,792
2.875% due 11/16/2016	CHF	1,100	1,159
3.000% due 11/17/2014		$50,614	50,381
4.750% due 06/11/2013	EUR	12,600	16,286
5.500% due 05/25/2016		$15,825	16,452
5.500% due 06/26/2017		53,703	55,764
Export-Import Bank of Korea
2.082% due 03/21/2015		184,600	184,491

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.000% due 01/29/2021		$42,300	$45,776
4.125% due 09/09/2015		27,200	29,254
5.125% due 06/29/2020		91,061	105,169
5.750% due 05/22/2013	EUR	1,800	2,328
5.875% due 01/14/2015		$30,960	33,637
8.125% due 01/21/2014		44,200	46,792
Fifth Third Bancorp
6.250% due 05/01/2013		100,180	100,636
FleetBoston Financial Corp.
6.700% due 07/15/2028		1,200	1,407
FNBC Pass-Through Trust
8.080% due 01/05/2018		141	156
Ford Motor Credit Co. LLC
2.750% due 05/15/2015		23,600	24,102
3.875% due 01/15/2015		113,900	118,458
3.984% due 06/15/2016		4,900	5,196
4.207% due 04/15/2016		14,050	14,968
5.000% due 05/15/2018		10,000	11,044
5.625% due 09/15/2015		15,400	16,807
5.875% due 08/02/2021		153,400	175,879
6.625% due 08/15/2017		49,000	57,222
7.000% due 10/01/2013		109,014	112,461
7.000% due 04/15/2015		136,091	150,509
8.000% due 06/01/2014		283,563	305,134
8.000% due 12/15/2016		222,619	267,478
8.125% due 01/15/2020		35,000	44,344
8.700% due 10/01/2014		155,945	173,045
12.000% due 05/15/2015		123,450	150,072
Fortis Bank Nederland NV
3.375% due 05/19/2014	EUR	21,882	29,087
GE Capital UK Funding
0.657% due 03/20/2017	GBP	79,650	115,937
6.000% due 04/11/2013		84	128
General Electric Capital Corp.
0.280% due 09/20/2013		$24,400	24,388
0.410% due 03/20/2014		200	200
0.410% due 06/20/2014		38,000	37,968
0.420% due 12/20/2013		5,000	5,001
0.450% due 03/20/2017		7,000	6,832
3.800% due 06/18/2019		49,450	53,331
6.375% due 11/15/2067		234,300	248,944
7.500% due 08/21/2035		20,200	28,605
Genworth Life Institutional Funding Trust
5.875% due 05/03/2013		40,440	40,612
Glen Meadow Pass-Through Trust
6.505% due 02/12/2067		22,700	21,906
GMAC International Finance BV
7.500% due 04/21/2015	EUR	90,020	125,918
Goldman Sachs Group, Inc.
0.570% due 05/23/2016		122,200	153,265
0.574% due 01/30/2017		48,100	59,857
0.575% due 05/18/2015		20,240	25,698
0.702% due 07/22/2015		$18,875	18,693
0.727% due 08/12/2015 (r)	EUR	50,000	63,347
0.805% due 01/12/2015		$21,580	21,496
1.296% due 02/07/2014		136,655	137,350
1.301% due 07/29/2013		1,200	1,203
3.300% due 05/03/2015		21,600	22,530
4.750% due 07/15/2013		500	506
4.750% due 01/28/2014	EUR	1,800	2,386
5.950% due 01/18/2018		$68,934	80,490
6.000% due 05/01/2014		3,390	3,574
6.150% due 04/01/2018		48,105	56,772
6.250% due 09/01/2017		111,950	131,681
6.750% due 10/01/2037		186,024	209,404
GSPA Monetization Trust
6.422% due 10/09/2029		21,871	22,956

See Accompanying Notes	3

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
HBOS Capital Funding LP
6.071% due 06/30/2014 (g)		$30,450	$27,367
6.461% due 11/30/2018 (g)	GBP	35,600	50,982
HBOS PLC
0.888% due 03/29/2016	EUR	14,953	18,228
0.984% due 09/30/2016		$3,000	2,846
1.010% due 09/01/2016	EUR	1,231	1,499
6.750% due 05/21/2018		$274,166	306,231
HCP, Inc.
2.700% due 02/01/2014		14,000	14,222
5.650% due 12/15/2013		2,530	2,618
6.000% due 01/30/2017		1,700	1,970
6.300% due 09/15/2016		13,000	15,068
6.700% due 01/30/2018		27,900	33,916
Health Care REIT, Inc.
5.875% due 05/15/2015		5,000	5,485
HSBC Bank Capital Funding Sterling LP
5.862% due 04/07/2020 (g)	GBP	15,886	23,830
HSBC Bank PLC
2.000% due 01/19/2014		$148,800	150,304
HSBC Capital Funding LP
4.610% due 06/27/2013 (g)		150	150
10.176% due 06/30/2030 (g)		38,160	53,901
HSBC Finance Corp.
0.439% due 04/05/2013	EUR	71,900	92,166
0.554% due 01/15/2014		$5,000	4,995
0.717% due 06/01/2016		27,000	26,619
HSBC Finance Corp. CPI Linked Bond
3.710% due 01/10/2014		264	268
3.790% due 11/10/2013		229	231
3.840% due 10/10/2013		100	101
3.970% due 11/10/2013		550	558
4.530% due 09/15/2013		1,115	1,131
HSBC Holdings PLC
6.500% due 05/02/2036		86,800	106,916
HSBC USA, Inc.
2.375% due 02/13/2015		75,300	77,513
ILFC E-Capital Trust
4.680% due 12/21/2065		45,708	40,452
6.250% due 12/21/2065		46,420	43,983
Industrial Bank of Korea
1.375% due 10/05/2015		40,000	40,217
ING Bank NV
1.681% due 06/09/2014		204,600	207,024
2.000% due 10/18/2013		91,600	92,256
2.500% due 01/14/2016		92,700	96,741
3.375% due 03/03/2014	EUR	33,880	44,715
3.750% due 03/07/2017		$10,000	10,670
3.900% due 03/19/2014		2,600	2,688
4.000% due 03/15/2016		425	456
International Lease Finance Corp.
4.875% due 04/01/2015		59,200	62,308
5.625% due 09/20/2013		71,718	73,152
5.650% due 06/01/2014		56,750	59,517
5.750% due 05/15/2016		450	488
5.875% due 05/01/2013		72,540	72,932
6.500% due 09/01/2014		310,002	331,702
6.625% due 11/15/2013		171,234	176,799
6.750% due 09/01/2016		168,610	191,372
7.125% due 09/01/2018		26,358	31,102
8.625% due 09/15/2015		105,558	120,468
Intesa Sanpaolo SpA
2.688% due 02/24/2014		366,800	369,004
3.125% due 01/15/2016		56,700	55,468
3.625% due 08/12/2015		6,000	5,999
6.500% due 02/24/2021		39,200	40,477
IPIC GMTN Ltd.
3.125% due 11/15/2015		7,000	7,340

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.750% due 03/01/2017		$10,000	$10,750
4.875% due 05/14/2016	EUR	1,400	1,980
iStar Financial, Inc.
5.950% due 10/15/2013		$10,000	10,213
Itau Unibanco Holding S.A.
5.650% due 03/19/2022		25,000	26,313
6.200% due 04/15/2020		12,100	13,310
JPMorgan Chase & Co.
0.465% due 09/26/2013	EUR	16,475	21,141
1.030% due 05/02/2014		$31,600	31,804
1.034% due 09/30/2013		300	301
3.150% due 07/05/2016		41,791	44,349
3.400% due 06/24/2015		16,700	17,591
4.650% due 06/01/2014		9,800	10,244
4.750% due 03/01/2015		14,000	15,041
6.000% due 01/15/2018		155,580	185,159
6.300% due 04/23/2019		48,960	59,909
7.900% due 04/30/2018 (g)		6,005	6,909
JPMorgan Chase Bank N.A.
0.610% due 06/13/2016		73,765	72,647
0.879% due 05/31/2017	EUR	5,100	6,423
6.000% due 10/01/2017		$318,400	375,586
KeyCorp
6.500% due 05/14/2013		100,000	100,690
KFW
4.125% due 10/15/2014		245	259
Kimco Realty Corp.
5.700% due 05/01/2017		2,000	2,315
Kinder Morgan, Inc.
5.150% due 03/01/2015		1,900	2,023
Korea Development Bank
3.250% due 03/09/2016		9,800	10,393
3.500% due 08/22/2017		14,000	15,074
4.000% due 09/09/2016		20,000	21,837
4.375% due 08/10/2015		8,000	8,599
8.000% due 01/23/2014		41,900	44,328
Korea Exchange Bank
3.125% due 06/26/2017		28,100	29,552
Korea Finance Corp.
2.250% due 08/07/2017		50,000	51,029
3.250% due 09/20/2016		21,600	22,967
Landwirtschaftliche Rentenbank
4.875% due 11/16/2015		175	195
LBG Capital PLC
6.385% due 05/12/2020	EUR	7,249	9,369
6.439% due 05/23/2020		5,800	7,481
7.375% due 03/12/2020		3,415	4,497
7.588% due 05/12/2020	GBP	85,030	133,398
7.625% due 12/09/2019		19,420	30,478
7.625% due 10/14/2020	EUR	16,205	21,614
7.867% due 12/17/2019	GBP	24,967	39,454
7.869% due 08/25/2020		81,692	130,768
7.875% due 11/01/2020		$85,387	93,840
8.000% due 06/15/2020 (g)		65,870	70,743
8.500% due 12/17/2021 (g)		55,300	59,279
8.875% due 02/07/2020	EUR	6,000	8,380
9.125% due 07/15/2020	GBP	12,033	20,057
9.334% due 02/07/2020		42,028	70,820
9.875% due 02/10/2023		4,700	7,784
11.040% due 03/19/2020		22,553	39,823
15.000% due 12/21/2019		14,600	31,945
15.000% due 12/21/2019	EUR	11,700	21,559
LeasePlan Corp. NV
3.250% due 05/22/2014		13,514	17,931
Leveraged Finance Europe Capital BV
0.851% due 11/15/2017		4,986	6,322
Lloyds TSB Bank PLC
12.000% due 12/16/2024 (g)		$1,200,372	1,609,885

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Loews Corp.
5.250% due 03/15/2016		$37,500	$41,778
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		15,107	16,812
Mercantile Bankshares Corp.
4.625% due 04/15/2013		3,390	3,394
Merrill Lynch & Co., Inc.
0.000% due 05/02/2017		395	452
0.486% due 01/31/2014	EUR	62,600	80,149
0.510% due 05/30/2014		85,400	109,133
0.520% due 08/25/2014		2,000	2,553
0.659% due 07/22/2014		52,490	67,181
0.764% due 01/15/2015		$40,900	40,676
0.848% due 05/02/2017		1,100	1,050
4.875% due 05/30/2014	EUR	4,400	5,897
6.050% due 05/16/2016		$400	445
6.150% due 04/25/2013		73,725	73,985
6.400% due 08/28/2017		316,429	371,899
6.500% due 07/15/2018		32,350	38,504
6.875% due 04/25/2018		794,695	960,684
6.875% due 11/15/2018		34,531	42,461
7.750% due 04/30/2018	GBP	3,850	7,302
Metropolitan Life Global Funding
5.125% due 04/10/2013		$42,400	42,440
5.250% due 01/09/2014	GBP	150	236
Monumental Global Funding
5.500% due 04/22/2013		$56,900	57,057
Morgan Stanley
0.605% due 01/09/2014		61,850	61,720
0.753% due 10/18/2016		450	439
0.784% due 10/15/2015		4,600	4,527
1.281% due 04/29/2013		37,200	37,221
1.902% due 01/24/2014		394,900	398,238
2.792% due 05/14/2013		314,050	314,884
4.100% due 01/26/2015		145,000	151,450
5.375% due 11/14/2013	GBP	31,600	49,185
5.375% due 10/15/2015		$26,600	29,068
5.450% due 01/09/2017		200	224
5.950% due 12/28/2017		107,500	124,641
6.000% due 05/13/2014		1,480	1,560
6.000% due 04/28/2015		9,100	9,917
6.250% due 08/28/2017		400	466
Murray Street Investment Trust
4.647% due 03/09/2017		55,300	60,547
National Australia Bank Ltd.
1.251% due 07/25/2014		90,000	90,972
5.350% due 06/12/2013		186,630	188,470
National Bank of Canada
1.500% due 06/26/2015		25,000	25,391
2.200% due 10/19/2016		267,100	280,082
National City Bank
4.625% due 05/01/2013		8,430	8,456
Nationwide Building Society
4.650% due 02/25/2015		78,700	83,373
NCUA Guaranteed Notes
3.000% due 06/12/2019		350	384
New York Life Global Funding
4.650% due 05/09/2013		17,100	17,175
NIBC Bank NV
3.500% due 04/07/2014	EUR	18,140	24,024
Nordea Bank AB
2.125% due 01/14/2014		$70,900	71,738
2.250% due 03/20/2015		13,900	14,297
Nordea Eiendomskreditt A/S
0.725% due 04/07/2015		2,000	2,008
Northern Rock Asset Management PLC
5.625% due 06/22/2017		22,700	26,477

4	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		$91,600	$101,218
Pacific Life Funding LLC
0.664% due 02/05/2021	EUR	4,500	5,051
Pacific Life Global Funding
5.150% due 04/15/2013		$15,700	15,725
Pricoa Global Funding
0.483% due 09/27/2013		2,100	2,101
5.300% due 09/27/2013		21,000	21,486
Principal Life Income Funding Trusts
5.300% due 04/24/2013		155,300	155,746
Prudential Financial, Inc. CPI Linked Bond
3.690% due 06/10/2013		20,000	20,129
Prudential Holdings LLC
1.155% due 12/18/2017		5,980	5,767
8.695% due 12/18/2023		4,205	5,408
Qatari Diar Finance QSC
5.000% due 07/21/2020		7,100	8,130
QBE Capital Funding Ltd.
7.250% due 05/24/2041		350	368
QNB Finance Ltd.
3.125% due 11/16/2015		7,800	8,077
3.375% due 02/22/2017		20,000	20,955
Rabobank Group
4.750% due 01/15/2020		2,200	2,487
6.875% due 03/19/2020	EUR	16,800	24,238
11.000% due 06/30/2019 (g)		$242,855	326,841
RCI Banque S.A.
2.175% due 04/11/2014		7,800	7,800
Regions Financial Corp.
5.750% due 06/15/2015		200	217
7.750% due 11/10/2014		60,470	66,693
Royal Bank of Canada
3.770% due 03/30/2018	CAD	6,300	6,711
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015		$225	231
5.000% due 11/12/2013		30,024	30,700
5.000% due 10/01/2014		3,046	3,139
6.990% due 10/05/2017 (g)		500	483
7.640% due 09/29/2017 (g)		26,800	24,120
7.648% due 09/30/2031 (g)		51,390	53,960
Royal Bank of Scotland NV
0.981% due 03/09/2015		56,301	53,813
1.711% due 10/26/2015	EUR	5,000	5,961
Royal Bank of Scotland PLC
2.003% due 03/30/2015	CAD	35,000	30,438
3.600% due 05/26/2017	EUR	500	675
3.858% due 10/27/2014	AUD	5,000	5,081
6.200% due 03/22/2022 (g)	GBP	15,000	17,627
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		$40,000	43,900
7.175% due 05/16/2013		1,300	1,312
SAFG Retirement Services, Inc.
8.125% due 04/28/2023		3,225	4,140
Santander Holdings USA, Inc.
3.000% due 09/24/2015		225	231
Santander Issuances S.A.U.
1.609% due 10/24/2017	EUR	1,100	1,246
5.911% due 06/20/2016		$21,440	22,596
7.300% due 07/27/2019	GBP	3,800	5,962
Santander U.S. Debt S.A.U.
2.991% due 10/07/2013		$79,100	79,639
3.724% due 01/20/2015		17,500	17,698
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		18,200	19,474
Scotland International Finance BV

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.250% due 05/23/2013		$9,382	$9,424
Shinhan Bank
4.125% due 10/04/2016		25,000	27,262
SLM Corp.
0.533% due 06/17/2013	EUR	15,500	19,918
0.601% due 01/27/2014		$112,218	111,290
3.875% due 09/10/2015		17,000	17,712
4.800% due 02/13/2014 (r)	HKD	74,000	9,675
5.000% due 10/01/2013		$129,311	131,897
5.000% due 04/15/2015		35,158	37,267
5.050% due 11/14/2014		75,651	80,137
5.140% due 06/15/2016		80,000	83,654
5.375% due 05/15/2014		88,562	92,682
6.200% due 06/15/2024		10	10
6.250% due 01/25/2016		106,175	116,534
8.000% due 03/25/2020		38,550	44,863
8.450% due 06/15/2018		204,485	243,337
8.780% due 09/15/2016	MXN	150,000	12,050
SLM Corp. CPI Linked Bond
3.866% due 11/21/2013		$3,670	3,746
3.891% due 09/15/2015		10,000	10,244
4.098% due 01/31/2014		13,400	13,461
4.128% due 01/01/2014		7,701	7,867
4.278% due 11/01/2013		36,546	37,297
Societe Generale S.A.
9.375% due 09/04/2019 (g)	EUR	18,700	27,327
Sovereign Bank
8.750% due 05/30/2018		$10,000	12,142
Sparebank Boligkreditt A/S
1.250% due 10/25/2014		32,000	32,155
Springleaf Finance Corp.
4.125% due 11/29/2013	EUR	87,400	112,034
5.400% due 12/01/2015		$40,159	41,464
5.850% due 06/01/2013 (j)		44,117	44,475
6.500% due 09/15/2017		16,000	16,000
6.900% due 12/15/2017		176,100	178,521
SSIF Nevada LP
1.005% due 04/14/2014		27,500	27,671
Standard Chartered PLC
5.500% due 11/18/2014		225	241
State Bank of India
4.500% due 10/23/2014		600	624
4.500% due 07/27/2015		194,900	205,440
Stone Street Trust
5.902% due 12/15/2015		5,200	5,655
Sumitomo Mitsui Banking Corp.
1.950% due 01/14/2014		51,300	51,751
SunAmerica Financial Group, Inc.
6.625% due 02/15/2029		56,950	69,618
7.500% due 07/15/2025		16,945	21,520
Svensk Exportkredit AB
5.125% due 03/01/2017		75	87
Tagua Leasing LLC
1.900% due 07/12/2024		30,614	31,181
Temasek Financial Ltd.
2.375% due 01/23/2023		20,000	19,375
4.300% due 10/25/2019		159,100	181,723
Toll Road Investors Partnership LP
0.000% due 02/15/2045		660	116
Toyota Motor Credit Corp. CPI Linked Bond
2.540% due 09/10/2013		2,600	2,610
Turkiye Garanti Bankasi A/S
2.802% due 04/20/2016		89,000	89,000
UBS AG
1.301% due 01/28/2014		38,581	38,783
2.250% due 08/12/2013		21,034	21,148
5.750% due 04/25/2018		36,493	43,300

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.875% due 12/20/2017		$74,102	$88,020
UFJ Finance Aruba AEC
6.750% due 07/15/2013		3,700	3,767
Union Bank N.A.
2.125% due 06/16/2017		575	593
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		74,350	80,105
5.450% due 11/22/2017		81,000	88,112
6.902% due 07/09/2020		51,400	59,945
VTB Bank OJSC Via VTB Capital S.A.
6.875% due 05/29/2018		5,800	6,409
Wachovia Bank N.A.
0.678% due 11/03/2014		88,312	88,404
3.358% due 05/25/2017	AUD	1,100	1,075
6.000% due 11/15/2017		$600	717
Wachovia Capital Trust
5.570% due 05/02/2013 (g)		121,615	122,193
Wachovia Corp.
0.489% due 08/01/2013		15,650	15,664
4.875% due 02/15/2014		21,280	22,057
5.250% due 08/01/2014		2,900	3,069
5.500% due 05/01/2013		197,704	198,543
5.625% due 10/15/2016		16,000	18,277
WEA Finance LLC
6.750% due 09/02/2019		5	6
Wells Fargo & Co.
1.500% due 07/01/2015		21,380	21,745
3.120% due 05/15/2013	AUD	34,500	35,897
7.980% due 03/15/2018 (g)		$225,159	260,199
Wells Fargo Bank N.A.
0.500% due 05/16/2016		1,500	1,477
Westpac Banking Corp.
2.450% due 11/28/2016		100,000	105,343
3.585% due 08/14/2014		17,700	18,436
XL Group PLC
5.250% due 09/15/2014		5,500	5,805
Zurich Insurance Co. Ltd. Via Cloverie PLC
12.000% due 07/15/2014 (g)	EUR	19,000	27,290

			42,572,841

INDUSTRIALS 1.9%
ABB Finance USA, Inc.
1.625% due 05/08/2017		$10	10
AbbVie, Inc.
1.056% due 11/06/2015		12,400	12,587
Aetna, Inc.
6.000% due 06/15/2016		15,000	17,291
Altria Group, Inc.
8.500% due 11/10/2013		24,805	25,993
9.250% due 08/06/2019		30,793	42,999
9.700% due 11/10/2018		30,056	41,895
America West Airlines Pass-Through Trust
6.870% due 07/02/2018		976	1,020
American Airlines Pass-Through Trust
10.375% due 01/02/2021		11,137	11,639
Amgen, Inc.
1.875% due 11/15/2014		56,000	57,128
5.700% due 02/01/2019		23,126	27,782
Anheuser-Busch InBev Worldwide, Inc.
0.851% due 01/27/2014		87,600	87,885
Apache Corp.
6.000% due 09/15/2013		30	31
Arrow Electronics, Inc.
6.000% due 04/01/2020		15,000	16,839
AutoZone, Inc.
5.500% due 11/15/2015		10,050	11,223

See Accompanying Notes	5

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.500% due 01/15/2014	$40,000	$41,786
7.125% due 08/01/2018	6,400	8,027
Avnet, Inc.
6.625% due 09/15/2016	1,550	1,764
Beam, Inc.
5.375% due 01/15/2016	6,093	6,768
Berry Petroleum Co.
10.250% due 06/01/2014	310	339
BHP Billiton Finance USA Ltd.
4.800% due 04/15/2013	220	220
Boston Scientific Corp.
5.125% due 01/12/2017	21,805	24,295
5.450% due 06/15/2014	2,000	2,105
6.400% due 06/15/2016	2,000	2,286
Braskem Finance Ltd.
5.750% due 04/15/2021	74,600	78,591
7.250% due 06/05/2018	9,500	11,001
Cardinal Health, Inc.
5.800% due 10/15/2016	23,000	26,540
6.000% due 06/15/2017	35,000	40,889
Case New Holland, Inc.
7.750% due 09/01/2013	1,706	1,751
Caterpillar, Inc.
0.459% due 05/21/2013	48,800	48,828
Cenovus Energy, Inc.
4.500% due 09/15/2014	2,300	2,423
Centex Corp.
5.250% due 06/15/2015	4,500	4,849
5.700% due 05/15/2014	45,700	47,928
Cie Generale de Geophysique - Veritas
7.750% due 05/15/2017	2,000	2,070
CITIC Resources Finance Ltd.
6.750% due 05/15/2014	17,900	18,750
CityCenter Holdings LLC
7.625% due 01/15/2016	19,900	21,467
Comcast Cable Communications LLC
7.125% due 06/15/2013	400	406
Con-way, Inc.
7.250% due 01/15/2018	22,400	26,425
Continental Airlines Pass-Through Trust
6.820% due 11/01/2019	4,878	5,201
7.707% due 10/02/2022	2,434	2,738
9.000% due 01/08/2018	11,414	13,198
Continental Airlines, Inc.
6.750% due 09/15/2015	35,200	37,048
6.920% due 04/02/2013 (r)	26	26
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020	11,000	9,625
Coventry Health Care, Inc.
6.125% due 01/15/2015	7,500	8,112
COX Communications, Inc.
4.625% due 06/01/2013	6,000	6,041
CRH America, Inc.
8.125% due 07/15/2018	10,000	12,447
CSN Islands Corp.
6.875% due 09/21/2019	5,000	5,575
6.875% due 09/21/2019 (j)	20,800	23,192
CSN Resources S.A.
6.500% due 07/21/2020	28,700	30,838
CSX Corp.
5.600% due 05/01/2017	21,200	24,699
CVS Pass-Through Trust
6.036% due 12/10/2028	25	29
D.R. Horton, Inc.
5.250% due 02/15/2015	10,000	10,600

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.625% due 09/15/2014		$3,000	$3,169
6.125% due 01/15/2014		5,000	5,188
Daimler Finance North America LLC
1.480% due 09/13/2013		87,700	88,052
6.500% due 11/15/2013		37,700	39,098
Dell, Inc.
4.700% due 04/15/2013		116,200	116,340
Delta Air Lines Pass-Through Trust
6.200% due 01/02/2020		17,700	20,178
7.750% due 06/17/2021		3,845	4,442
Deluxe Corp.
5.125% due 10/01/2014		6,200	6,417
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015		5,537	4,790
Deutsche Telekom International Finance BV
5.250% due 07/22/2013		10,500	10,648
6.500% due 04/08/2022	GBP	1,900	3,675
DISH DBS Corp.
6.625% due 10/01/2014		$25,100	26,763
7.000% due 10/01/2013		24,450	25,138
7.125% due 02/01/2016		26,550	29,636
7.750% due 05/31/2015		17,950	20,014
Dolphin Energy Ltd.
5.500% due 12/15/2021		16,000	18,540
Domtar Corp.
9.500% due 08/01/2016		30,670	36,586
Dow Chemical Co.
6.850% due 08/15/2013		500	511
Eaton Vance Corp.
6.500% due 10/02/2017		21,100	25,376
El Paso Natural Gas Co. LLC
5.950% due 04/15/2017		3,295	3,842
Emerson Electric Co.
4.500% due 05/01/2013		95	95
Energy Transfer Partners LP
6.000% due 07/01/2013		1,435	1,452
ENN Energy Holdings Ltd.
6.000% due 05/13/2021		13,900	16,201
ERAC USA Finance LLC
6.375% due 10/15/2017		1,900	2,289
Express Scripts Holding Co.
3.125% due 05/15/2016		350	370
FMC Corp.
5.200% due 12/15/2019		15,000	17,363
Foster’s Finance Corp.
4.875% due 10/01/2014		6,300	6,688
Fresenius U.S. Finance, Inc.
9.000% due 07/15/2015		1,600	1,840
Gap, Inc.
5.950% due 04/12/2021		25,272	28,953
General Mills, Inc.
5.250% due 08/15/2013		15,000	15,268
General Motors Co.
8.375% due 07/05/2033		20,000	0
Georgia-Pacific LLC
7.700% due 06/15/2015		1,150	1,311
Gerdau Holdings, Inc.
7.000% due 01/20/2020		133,400	152,677
Gerdau Trade, Inc.
5.750% due 01/30/2021		76,100	81,617
Hanson Ltd.
6.125% due 08/15/2016		73,000	80,932
HCA, Inc.
5.750% due 03/15/2014		19,400	20,152
6.375% due 01/15/2015		34,089	36,603
6.750% due 07/15/2013		25,200	25,625

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
7.250% due 09/15/2020		$7,403	$8,208
7.875% due 02/15/2020		53,239	58,962
8.500% due 04/15/2019		120,775	133,607
9.000% due 12/15/2014		11,552	12,852
Heathrow Funding Ltd.
2.500% due 06/25/2017		22,000	22,665
Hewlett-Packard Co.
0.568% due 05/24/2013		75,300	75,298
Hidden Ridge Facility Trustee
5.750% due 01/01/2021		8,826	9,577
Host Hotels & Resorts LP
9.000% due 05/15/2017		8,000	8,450
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		8,000	8,647
5.750% due 09/11/2019		7,000	8,337
7.625% due 04/09/2019		11,100	14,290
Indian Oil Corp. Ltd.
4.750% due 01/22/2015		5,000	5,251
Indosat Palapa Co. BV
7.375% due 07/29/2020		15,000	16,763
InterGen NV
9.000% due 06/30/2017		1,062	1,049
Jones Group, Inc.
5.125% due 11/15/2014		44,170	46,489
KB Home
5.750% due 02/01/2014		10,000	10,350
6.250% due 06/15/2015		17,355	18,700
KeySpan Corp.
4.650% due 04/01/2013		6,900	6,900
Kimberly-Clark Corp.
5.000% due 08/15/2013		20	20
Kinder Morgan Energy Partners LP
5.000% due 12/15/2013		210	217
Kraft Foods Group, Inc.
6.125% due 08/23/2018		111,845	136,259
Kroger Co.
5.000% due 04/15/2013		500	501
Lennar Corp.
5.500% due 09/01/2014		29,500	31,049
5.600% due 05/31/2015		44,986	48,135
6.500% due 04/15/2016		4,000	4,445
Limited Brands, Inc.
5.250% due 11/01/2014		4,496	4,766
Lockheed Martin Corp.
7.650% due 05/01/2016		4,600	5,521
Macy’s Retail Holdings, Inc.
7.875% due 07/15/2015		24,252	27,994
Manpower, Inc.
4.750% due 06/14/2013	EUR	45,500	58,744
Marks & Spencer PLC
6.250% due 12/01/2017		$2,200	2,482
Masco Corp.
4.800% due 06/15/2015		9,000	9,482
5.850% due 03/15/2017		12,020	13,301
6.125% due 10/03/2016		15,200	16,989
7.125% due 08/15/2013		10,000	10,203
Maytag Corp.
5.000% due 05/15/2015		10,000	10,571
MDC Holdings, Inc.
5.375% due 12/15/2014		12,000	12,876
MeadWestvaco Corp.
7.375% due 09/01/2019		5,000	6,097
Meccanica Holdings USA, Inc.
6.250% due 01/15/2040		10,000	8,831
MGM Resorts International
6.750% due 04/01/2013		5,000	5,000
Midcontinent Express Pipeline LLC

6	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.450% due 09/15/2014		$4,800	$4,995
Mondelez International, Inc.
2.625% due 05/08/2013		15,290	15,320
6.125% due 02/01/2018		39,245	47,139
Nabors Industries, Inc.
6.150% due 02/15/2018		9,300	10,590
New York Times Co.
5.000% due 03/15/2015		26,930	28,377
Noble Group Ltd.
4.875% due 08/05/2015		40,400	42,622
6.750% due 01/29/2020		68,400	76,949
8.500% due 05/30/2013		9,000	9,101
Nordstrom, Inc.
6.750% due 06/01/2014		2,400	2,569
Northwest Airlines Pass-Through Trust
1.039% due 11/20/2015		1,289	1,276
7.041% due 10/01/2023		10,730	11,937
7.150% due 04/01/2021		1,317	1,426
NXP BV
2.945% due 10/15/2013	EUR	3,544	4,566
Office Depot, Inc.
6.250% due 08/15/2013		$22,175	22,591
PACCAR, Inc.
6.875% due 02/15/2014		3,600	3,798
Pactiv LLC
8.125% due 06/15/2017		9,800	10,339
Pearson Dollar Finance PLC
5.500% due 05/06/2013		28,567	28,684
5.700% due 06/01/2014		5,000	5,205
6.250% due 05/06/2018		28,000	33,703
Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	10,600	15,718
5.750% due 03/01/2018		$3,200	3,692
6.250% due 08/05/2013	EUR	1,200	1,570
7.500% due 12/18/2013	GBP	2,260	3,599
Petrobras International Finance Co.
3.875% due 01/27/2016		$190,000	199,798
5.375% due 01/27/2021		6,400	6,942
5.750% due 01/20/2020		58,800	65,088
5.875% due 03/01/2018		49,400	55,738
7.875% due 03/15/2019		97,120	118,704
8.375% due 12/10/2018		5,025	6,307
Philip Morris International, Inc.
4.875% due 05/16/2013		51,540	51,828
Pioneer Natural Resources Co.
5.875% due 07/15/2016		27,835	31,505
PPG Industries, Inc.
6.650% due 03/15/2018		11,300	13,963
Pride International, Inc.
6.875% due 08/15/2020		18,500	23,241
PulteGroup, Inc.
5.200% due 02/15/2015		9,200	9,741
5.250% due 01/15/2014		50,400	51,912
Quest Diagnostics, Inc.
5.450% due 11/01/2015		1,900	2,096
Rexam PLC
6.750% due 06/01/2013		16,500	16,809
Reynolds Group Issuer, Inc.
9.000% due 04/15/2019		1,500	1,594
Rio Tinto Alcan, Inc.
5.000% due 06/01/2015		7,836	8,483
Rohm & Haas Co.
6.000% due 09/15/2017		155,299	182,634
RPM International, Inc.
6.500% due 02/15/2018		26,800	31,454
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017		20,610	22,723

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Ryland Group, Inc.
5.375% due 01/15/2015	$21,900	$23,269
SABMiller PLC
5.500% due 08/15/2013	38,300	38,999
6.500% due 07/01/2016	1,900	2,204
Sanofi
0.594% due 03/28/2014	70,000	70,204
SBA Tower Trust
5.101% due 04/15/2042	2,200	2,489
SCA Finans AB
4.500% due 07/15/2015	5,250	5,601
Snap-On, Inc.
6.125% due 09/01/2021	8,000	9,896
Southern Natural Gas Co. LLC
5.900% due 04/01/2017	5,000	5,855
Southwest Airlines Co.
5.125% due 03/01/2017	4,500	4,952
Spectra Energy Capital LLC
5.500% due 03/01/2014	23,850	24,848
STATS ChipPAC Ltd.
4.500% due 03/20/2018	10,633	10,686
Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021	17,200	19,055
Tate & Lyle International Finance PLC
5.000% due 11/15/2014	12,000	12,664
Telefonica Emisiones S.A.U.
6.221% due 07/03/2017	10,200	11,442
6.421% due 06/20/2016	5,196	5,776
Temple-Inland, Inc.
6.625% due 01/15/2018	15,430	18,575
Tenet Healthcare Corp.
8.875% due 07/01/2019	15,525	17,504
Teva Pharmaceutical Finance Co. BV
1.193% due 11/08/2013	217,000	218,135
Time Warner Cable, Inc.
6.200% due 07/01/2013	25,553	25,895
Time Warner, Inc.
5.875% due 11/15/2016	4,135	4,813
Toll Brothers Finance Corp.
5.150% due 05/15/2015	10,000	10,612
5.950% due 09/15/2013	10,000	10,192
8.910% due 10/15/2017	32,000	39,531
Transocean, Inc.
4.950% due 11/15/2015	224,000	242,515
Tyco Electronics Group S.A.
6.550% due 10/01/2017	9,800	11,736
Tyson Foods, Inc.
6.600% due 04/01/2016	18,908	21,755
UAL Equipment Trust AB
10.850% due 02/19/2015	1,545	633
UAL Pass-Through Trust
9.200% due 03/29/2049 ^	1,294	712
10.020% due 03/22/2014 ^	4,959	2,566
10.125% due 03/22/2015 ^	6,888	4,253
10.400% due 05/01/2018	34,744	39,956
United Technologies Corp.
0.557% due 12/02/2013	9,400	9,421
UnitedHealth Group, Inc.
4.875% due 04/01/2013	175	175
Universal Corp.
6.250% due 12/01/2014	33,000	35,476
Urbi Desarrollos Urbanos S.A.B. de C.V.
8.500% due 04/19/2016	$10,100	$6,515
9.500% due 01/21/2020	16,900	10,478

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
UST LLC
5.750% due 03/01/2018	52,665	61,939
Vale Overseas Ltd.
5.625% due 09/15/2019	10,000	11,332
6.250% due 01/23/2017	27,795	31,862
Verizon Wireless Capital LLC
5.550% due 02/01/2014	1,262	1,312
8.500% due 11/15/2018	340	453
Videotron Ltd
9.125% due 04/15/2018	1,850	1,948
Vivendi S.A.
2.400% due 04/10/2015	64,000	65,359
6.625% due 04/04/2018	181,500	212,568
Volkswagen International Finance NV
0.889% due 11/20/2014	50,000	50,217
1.032% due 03/21/2014	20,200	20,307
Wal-Mart Stores, Inc.
4.550% due 05/01/2013	100	100
Waste Management, Inc.
5.000% due 03/15/2014	7,650	7,964
Wesfarmers Ltd.
6.998% due 04/10/2013	48,200	48,252
Whirlpool Corp.
6.500% due 06/15/2016	5,000	5,723
WM Wrigley Jr. Co.
3.050% due 06/28/2013	6,250	6,279
WPP Finance UK
5.875% due 06/15/2014	2,400	2,536
Wynn Las Vegas LLC
7.750% due 08/15/2020	4,000	4,505
Xstrata Finance Canada Ltd.
5.800% due 11/15/2016	1,265	1,442

		5,620,728

UTILITIES 0.9%
AES Corp.
7.750% due 03/01/2014	12,515	13,219
8.000% due 10/15/2017	4,500	5,316
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	16,900	17,603
7.700% due 08/07/2013	25,400	25,975
8.700% due 08/07/2018	110,400	141,202
Ameren Corp.
8.875% due 05/15/2014	25,500	27,541
Appalachian Power Co.
4.950% due 02/01/2015	25	27
Arizona Public Service Co.
5.800% due 06/30/2014	125	133
AT&T, Inc.
5.100% due 09/15/2014	1,510	1,606
Baltimore Gas & Electric Co.
6.125% due 07/01/2013	30	30
BellSouth Corp.
4.020% due 04/26/2021	387,910	388,733
5.200% due 09/15/2014	27,800	29,622
6.550% due 06/15/2034	17,000	20,185
British Telecommunications PLC
2.000% due 06/22/2015	21,000	21,497
Bruce Mansfield Unit
6.850% due 06/01/2034	10,082	10,928
Calpine Construction Finance Co. LP
8.000% due 06/01/2016	13,000	13,699
Carolina Power & Light Co.
5.125% due 09/15/2013	50	51

See Accompanying Notes	7

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		$35,700	$40,876
7.750% due 11/30/2015		1,300	1,485
CenturyLink, Inc.
7.600% due 09/15/2039		20,600	20,062
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		9,000	10,209
Constellation Energy Group, Inc.
4.550% due 06/15/2015		3,000	3,226
Dominion Resources, Inc.
5.200% due 01/15/2016		15,300	16,972
Duke Energy Carolinas LLC
5.750% due 11/15/2013		300	310
Duke Energy Corp.
1.625% due 08/15/2017		47,500	47,991
Electricite de France S.A.
5.500% due 01/26/2014		151,600	157,489
6.500% due 01/26/2019		39,240	47,992
Florida Power Corp.
5.650% due 06/15/2018		20	24
France Telecom S.A.
4.375% due 07/08/2014		6,400	6,681
Gazprom OAO Via Gaz Capital S.A.
4.950% due 05/23/2016		7,200	7,721
5.092% due 11/29/2015		97,700	104,444
5.875% due 06/01/2015	EUR	20,000	27,934
6.212% due 11/22/2016		$44,800	50,010
7.343% due 04/11/2013		52,900	53,040
7.510% due 07/31/2013		35,000	35,808
8.125% due 07/31/2014		5,000	5,425
8.146% due 04/11/2018		174,050	211,253
9.250% due 04/23/2019		12,300	15,928
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		87,500	94,860
10.500% due 03/25/2014		55,100	59,973
Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016		710	776
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		27,000	27,815
Korea Electric Power Corp.
3.000% due 10/05/2015		5,200	5,427
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		2,500	2,614
6.250% due 06/17/2014		5,700	6,058
Majapahit Holding BV
7.250% due 06/28/2017		9,100	10,602
7.750% due 01/20/2020		10,000	12,300
8.000% due 08/07/2019		4,600	5,693
Midwest Generation LLC
8.560% due 01/02/2016 ^		85	83
Monongahela Power Co., Inc.
7.950% due 12/15/2013		13,000	13,633
NextEra Energy Capital Holdings, Inc.
5.350% due 06/15/2013		1,965	1,984
7.875% due 12/15/2015		8,000	9,421
Northwestern Bell Telephone
7.750% due 05/01/2030		19,625	21,336
Novatek OAO via Novatek Finance Ltd.
5.326% due 02/03/2016		69,300	74,515
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		72,105	79,676
Peco Energy Co.
5.600% due 10/15/2013		8,500	8,732
Petroleos Mexicanos
8.000% due 05/03/2019		37,623	48,346
Plains All American Pipeline LP
5.625% due 12/15/2013		10,000	10,363

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
PPL Capital Funding, Inc.
6.700% due 03/30/2067		$2,008	$2,135
PPL Energy Supply LLC
6.300% due 07/15/2013		10,000	10,158
Public Service Electric & Gas Co.
5.000% due 08/15/2014		4,000	4,244
6.330% due 11/01/2013		25	26
Qtel International Finance Ltd.
3.375% due 10/14/2016		16,100	17,002
4.750% due 02/16/2021		600	671
Qwest Corp.
3.530% due 06/15/2013		110,770	111,163
7.200% due 11/10/2026		1,000	1,011
7.500% due 10/01/2014		1,700	1,854
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		54,031	60,379
5.500% due 09/30/2014		2,000	2,132
5.832% due 09/30/2016		8,856	9,555
5.838% due 09/30/2027		2,400	2,868
6.750% due 09/30/2019		11,400	14,250
Red Oak Power LLC
8.540% due 11/30/2019		5,674	6,100
Sempra Energy
9.800% due 02/15/2019		5,000	7,040
Tenaska Alabama Partners LP
7.000% due 06/30/2021		69	74
TNK-BP Finance S.A.
6.625% due 03/20/2017		34,000	38,590
7.250% due 02/02/2020		5,300	6,380
7.500% due 07/18/2016		64,200	73,881
7.875% due 03/13/2018		11,600	13,977
Tokyo Electric Power Co., Inc.
1.094% due 04/25/2013	JPY	107,000	1,136
1.415% due 12/24/2013		270,000	2,852
1.500% due 05/30/2014		293,000	3,085
1.850% due 07/28/2014		223,000	2,355
4.100% due 05/29/2015		184,000	2,028
4.500% due 03/24/2014	EUR	45,950	60,226
4.750% due 02/28/2014	JPY	100,000	1,086
5.050% due 11/28/2014		50,000	554
Union Electric Co.
6.700% due 02/01/2019		$20	25
Verizon Communications, Inc.
5.250% due 04/15/2013		18,310	18,340
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125% due 04/30/2018		5,000	5,959
Wisconsin Energy Corp.
6.250% due 05/15/2067		15,000	16,297

			2,573,887

Total Corporate Bonds & Notes (Cost $46,001,074)			50,767,456

MUNICIPAL BONDS & NOTES 4.9%

ALABAMA 0.1%
Alabama Public School & College Authority Revenue Bonds, Series 2010
5.150% due 09/01/2027		100,000	119,311

ARIZONA 0.0%
University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035		10,000	11,981

CALIFORNIA 2.0%
Alameda Corridor Transportation Authority, California Revenue Bonds, (NPFGC Insured), Series 1999
6.600% due 10/01/2029		120	134

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	$61,700	$78,606
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	100,985	137,978
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	108,600	153,465
6.918% due 04/01/2040	60,000	81,896
7.043% due 04/01/2050	172,220	247,427
Bay Area Toll Authority, California Revenue Bonds, Series 2008
1.006% due 04/01/2045	25,000	25,252
Bay Area Toll Authority, California Revenue Bonds, Series 2012
5.000% due 04/01/2024	11,260	13,616
Bell Public Financing Authority, California Revenue Bonds, (AMBAC Insured), Series 2005
5.480% due 08/01/2019	525	453
Burbank, California Electric Revenue Bonds, (BABs), Series 2010
6.323% due 06/01/2040	25,000	30,030
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.750% due 06/01/2029	3,000	3,067
6.000% due 06/01/2035	10,000	10,004
6.125% due 06/01/2038	2,000	2,000
6.125% due 06/01/2043	2,000	2,000
California County Tobacco Securitization Agency Revenue Bonds, Series 2006
5.450% due 06/01/2028	15,000	14,922
California Health Facilities Financing Authority Revenue Bonds, Series 2012
5.000% due 08/15/2051	46,645	51,135
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	69,200	83,875
California Infrastructure & Economic Development Bank Revenue Notes, Series 2008
4.000% due 10/01/2014	85	90
4.000% due 10/01/2017	100	113
California State Department of Water Resources Revenue Notes, Series 2012
1.291% due 12/01/2017	17,000	17,318
1.671% due 12/01/2018	20,000	20,592
1.871% due 12/01/2019	5,000	5,114
2.237% due 12/01/2020	22,355	23,051
2.437% due 12/01/2021	13,155	13,536
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	100,200	139,086
7.350% due 11/01/2039	137,640	192,217
7.500% due 04/01/2034	125,782	175,194
7.550% due 04/01/2039	163,602	236,351
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	332,640	486,982
7.625% due 03/01/2040	12,000	17,366
7.700% due 11/01/2030	18,250	23,007
7.950% due 03/01/2036	75,900	95,041
California State General Obligation Bonds, Series 1996
5.250% due 06/01/2015	20	20
California State General Obligation Bonds, Series 2007
5.000% due 11/01/2032	400	442
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	75,050	75,050

8	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
California State General Obligation Bonds, Series 2012
5.000% due 09/01/2024	$28,070	$33,687
5.000% due 09/01/2026	14,170	16,277
5.000% due 09/01/2030	12,300	13,840
California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	150	164
5.950% due 04/01/2016	3,200	3,675
California State Public Works Board Revenue Bonds, (AMBAC Insured), Series 1996
5.625% due 03/01/2016	110	110
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.004% due 03/01/2035	63,220	74,086
8.000% due 03/01/2035	7,070	7,818
California State Public Works Board Revenue Bonds, Series 2012
5.000% due 11/01/2024	2,000	2,340
5.000% due 11/01/2026	7,000	7,952
5.000% due 11/01/2027	5,000	5,645
California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	15,700	18,660
California State University Revenue Bonds, Series 2012
5.000% due 11/01/2024	4,180	5,049
5.000% due 11/01/2026	11,000	13,041
5.000% due 11/01/2027	24,935	29,286
5.000% due 11/01/2037	6,000	6,800
California Statewide Communities Development Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 08/15/2038	10,000	10,924
California Statewide Communities Development Authority Revenue Bonds, Series 2010
7.550% due 05/15/2040	36,685	49,822
California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	20,000	20,001
Calleguas-Las Virgenes Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
5.944% due 07/01/2040	6,710	8,124
Contra Costa Community College District, California General Obligation Bonds, (BABs), Series 2010
6.504% due 08/01/2034	35,000	44,266
Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2035	20,200	21,199
5.000% due 06/01/2038	45,000	46,974
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2005
5.000% due 06/01/2045	63,000	65,736
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	37,000	32,705
5.750% due 06/01/2047	67,100	64,481
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	16,200	21,639
Irvine Unified School District, California Special Tax Notes, Series 2011
4.381% due 09/01/2015	400	411
4.931% due 09/01/2016	500	521
5.395% due 09/01/2017	1,000	1,059
5.845% due 09/01/2018	750	809
6.328% due 09/01/2019	500	545
6.578% due 09/01/2020	1,000	1,099
Long Beach Unified School District, California General Obligation Bonds, Series 2011
5.914% due 08/01/2025	11,900	14,999
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.600% due 08/01/2042	$37,075	$50,795
6.750% due 08/01/2049	131,755	185,991
Los Angeles Community College District, California General Obligation Bonds, Series 2010
6.680% due 08/01/2036	12,625	17,447
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	69,200	85,751
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	98,565	128,146
7.618% due 08/01/2040	60,600	81,288
Los Angeles Department of Airports, California Revenue Bonds, (BABs), Series 2009
6.582% due 05/15/2039	26,675	34,432
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039	58,000	73,771
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.166% due 07/01/2040	44,590	52,102
6.574% due 07/01/2045	2,440	3,449
6.603% due 07/01/2050	103,220	149,658
7.000% due 07/01/2041	1,500	1,818
7.003% due 07/01/2041	6,665	7,785
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2010
5.516% due 07/01/2027	50,100	61,287
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2012
5.000% due 07/01/2037	5,250	6,019
Los Angeles Unified School District, California General Obligation Bonds, (AGM Insured), Series 2007
4.500% due 07/01/2023	200	224
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2009
5.750% due 07/01/2034	71,985	88,149
5.755% due 07/01/2029	3,600	4,347
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	76,050	102,843
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	71,800	89,464
Los Angeles Wastewater System, California Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	35,600	41,843
5.813% due 06/01/2040	27,000	32,438
Menlo Park, California General Obligation Bonds, Series 1996
5.000% due 08/01/2015	60	60
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2009
5.906% due 07/01/2025	9,000	10,456
6.538% due 07/01/2039	41,240	48,845
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2010
6.947% due 07/01/2040	30,500	37,992
Newport Beach, California Revenue Bonds, Series 2011
6.000% due 12/01/2040	9,100	10,794
Northern California Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	44,000	56,188
Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	1,100	1,530
Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
5.580% due 02/01/2040	29,530	36,162
6.400% due 02/01/2044	6,000	8,135

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	$42,000	$49,481
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	33,000	42,517
Riverside Community College District, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	12,700	14,803
7.021% due 08/01/2040	24,900	28,982
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	24,600	33,569
Riverside, California Sewer Revenue Bonds, (BABs), Series 2009
7.000% due 08/01/2029	20,000	23,397
7.200% due 08/01/2039	35,000	40,338
Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, (BABs), Series 2010
6.325% due 08/01/2040	10,000	12,501
Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, Series 1993
5.125% due 12/01/2013	15	15
San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	37,000	41,636
San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	50,000	66,418
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.625% due 09/01/2030	7,500	8,108
7.750% due 09/01/2040	6,000	6,501
San Diego Tobacco Settlement Revenue Funding Corp. California Revenue Bonds, Series 2006
7.125% due 06/01/2032	48,290	46,132
San Francisco City & County, California Wastewater Revenue Bonds, (BABs), Series 2010
5.500% due 10/01/2029	9,180	10,967
5.600% due 10/01/2030	9,520	11,357
5.820% due 10/01/2040	19,315	23,231
San Francisco, California City & County Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
6.000% due 11/01/2040	8,000	10,000
6.950% due 11/01/2050	10,500	14,770
San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2012
5.000% due 11/01/2034	25,245	28,928
5.000% due 11/01/2035	5,000	5,708
San Mateo Union High School District, California General Obligation Bonds, (BABs), Series 2010
6.733% due 09/01/2034	15,745	18,229
Santa Clara County, California Financing Authority Revenue Notes, Series 2012
5.000% due 02/01/2021	8,555	10,093
Santa Clara County, California General Obligation Bonds, Series 2009
5.000% due 08/01/2029	12,500	14,613
5.000% due 08/01/2030	5,000	5,810
5.000% due 08/01/2031	12,100	13,982
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, (AGM Insured), Series 2010
7.400% due 09/01/2036	2,000	2,292
Signal Hill Redevelopment Agency, California Tax Allocation Bonds, (NPFGC/FGIC Insured), Series 2006
5.581% due 10/01/2016	95	97
Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	15,200	17,188

See Accompanying Notes	9

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Southern California Public Power Authority Revenue Bonds, (BABs), Series 2010
5.921% due 07/01/2035	$5,000	$6,037
5.943% due 07/01/2040	21,300	25,543
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	1,000	987
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	16,840	15,282
University of California Revenue Bonds, (BABs), Series 2009
5.770% due 05/15/2043	18,700	23,024
6.270% due 05/15/2031	3,045	3,511
6.583% due 05/15/2049	56,400	74,059
University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	30,300	30,338
5.946% due 05/15/2045	36,000	43,667
6.296% due 05/15/2050	34,000	40,643
6.398% due 05/15/2031	37,000	46,281
6.548% due 05/15/2048	113,400	149,866
University of California Revenue Bonds, Series 2008
5.000% due 05/15/2022	100	112
University of California Revenue Bonds, Series 2012
5.000% due 05/15/2028	2,000	2,347
5.000% due 05/15/2031	33,530	38,383
University of California Revenue Notes, Series 2011
0.887% due 07/01/2013	55,000	55,075
West Contra Costa Unified School District, California General Obligation Bonds, (BABs), Series 2009
8.460% due 08/01/2034	10,615	12,777
Yorba Linda Redevelopment Agency, California Tax Allocation Bonds, (NPFGC Insured), Series 1993
5.250% due 09/01/2013	10	10

		5,778,988

COLORADO 0.0%
Denver Public Schools, Colorado Certificates of Participation Bonds, Series 2011
6.220% due 12/15/2026	24,200	29,540
7.017% due 12/15/2037	31,000	42,891
Metro Wastewater Reclamation District, Colorado Revenue Bonds, (BABs), Series 2009
5.518% due 04/01/2024	5,000	5,872

		78,303

CONNECTICUT 0.0%
Connecticut State General Obligation Bonds, Series 2012
5.000% due 04/15/2025	3,500	4,222
5.000% due 04/15/2026	5,325	6,372
Naugatuck Borough, Connecticut General Obligation Bonds, (AGM/CR/FGIC Insured), Series 2003
5.910% due 06/01/2033	165	192

		10,786

DISTRICT OF COLUMBIA 0.0%
District of Columbia Water & Sewer Authority Revenue Bonds, (BABs), Series 2010
5.522% due 10/01/2044	9,030	11,149
Metropolitan Washington Airports Authority, District of Columbia Revenue Bonds, (BABs), Series 2009
7.462% due 10/01/2046	59,300	75,399

		86,548

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
FLORIDA 0.0%
Broward County, Florida Revenue Bonds, (BABs), Series 2010
5.764% due 10/01/2025	$15,000	$16,689
6.206% due 10/01/2030	15,000	16,583
Daytona Beach, Florida Utility System Revenue Bonds, (AGM Insured), Series 2012
5.000% due 11/01/2027	2,285	2,648
Florida State General Obligation Bonds, (BABs), Series 2009
5.750% due 06/01/2039	5,000	5,774
Florida State General Obligation Bonds, Series 2012
5.000% due 07/01/2026	5,700	6,793
Palm Beach County, Florida Solid Waste Authority Revenue Bonds, Series 2011
5.000% due 10/01/2031	2,900	3,334
Seminole County, Florida Water & Sewer Revenue Bonds, (BABs), Series 2010
6.443% due 10/01/2040	34,600	39,165
Tampa, Florida Revenue Bonds, Series 2012
5.000% due 09/01/2023	700	820
5.000% due 09/01/2025	875	1,004
5.000% due 09/01/2026	800	911
5.000% due 09/01/2027	700	792
5.000% due 09/01/2028	1,000	1,123
5.000% due 09/01/2029	1,050	1,168

		96,804

GEORGIA 0.1%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	124,934	146,014

ILLINOIS 0.3%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	77,200	88,856
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	57,920	67,132
6.899% due 12/01/2040	404,865	497,069
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040	11,000	12,176
7.517% due 01/01/2040	61,700	76,971
Chicago, Illinois O’Hare International Airport Revenue Bonds, (BABs), Series 2010
6.395% due 01/01/2040	1,000	1,295
6.845% due 01/01/2038	2,000	2,322
Chicago, Illinois Wastewater Transmission Revenue Bonds, Series 2012
5.000% due 01/01/2023	2,500	3,006
5.000% due 01/01/2025	5,250	6,203
5.000% due 01/01/2027	5,000	5,785
5.000% due 01/01/2028	8,960	10,314
5.000% due 01/01/2029	4,700	5,379
Chicago, Illinois Waterworks Revenue Bonds, (BABs), Series 2010
6.742% due 11/01/2040	20,000	27,380
Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	8,085	10,365
Illinois Finance Authority Revenue Bonds, Series 2008
6.250% due 08/15/2035 ^	1,000	20

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	$34,200	$40,925
Illinois State Toll Highway Authority Revenue Bonds, (BABs), Series 2009
5.851% due 12/01/2034	20,000	24,568
6.184% due 01/01/2034	10,800	13,700

		893,466

INDIANA 0.0%
Evansville Redevelopment Authority, Indiana Revenue Bonds, (BABs), Series 2010
6.960% due 02/01/2034	7,630	8,513
Indiana Finance Authority Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,500	1,834
5.000% due 10/01/2024	1,230	1,484
5.000% due 10/01/2025	2,265	2,715
Indiana Municipal Power Agency Revenue Bonds, (BABs), Series 2010
5.594% due 01/01/2042	700	813
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, (BABs), Series 2010
6.004% due 01/15/2040	45,000	56,924
Purdue University, Indiana Revenue Bonds, Series 2012
5.000% due 07/01/2030	3,755	4,407

		76,690

IOWA 0.0%
Iowa Finance Authority Revenue Bonds, Series 2007
5.625% due 12/01/2045 ^	1,025	20
Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	22,500	26,781
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	41,160	41,095

		67,896

KANSAS 0.0%
Kansas Development Finance Authority Revenue Bonds, Series 2012
5.000% due 11/15/2028	2,980	3,470
5.000% due 11/15/2029	2,500	2,879
5.000% due 11/15/2032	15,000	17,197
5.000% due 11/15/2034	5,000	5,719

		29,265

LOUISIANA 0.0%
East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, (BABs), Series 2010
6.087% due 02/01/2045	80,000	91,010
Louisiana State Gasoline & Fuels Tax Revenue Bonds, (BABs), Series 2009
2.704% due 05/01/2043	2,600	2,617
3.000% due 05/01/2043	1,600	1,604
Tobacco Settlement Financing Corp. Louisiana Revenue Bonds, Series 2001
5.875% due 05/15/2039	19,305	19,572

		114,803

MASSACHUSETTS 0.1%
Commonwealth of Massachusetts Revenue Bonds, (BABs), Series 2010
5.731% due 06/01/2040	6,790	8,782

10	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Massachusetts School Building Authority Revenue Bonds, Series 2010
5.468% due 06/15/2027	$35,000	$42,566
Massachusetts School Building Authority Revenue Bonds, Series 2012
5.000% due 08/15/2025	19,500	23,675
5.000% due 08/15/2026	28,015	33,727
5.000% due 08/15/2030	36,300	42,642
Southbridge Associates LLC, Massachusetts Revenue Bonds, (NPFGC Insured), Series 2000
7.590% due 02/01/2022	27,400	34,677

		186,069

MICHIGAN 0.0%
Michigan Public Educational Facilities Authority Revenue Bonds, Series 2008
7.000% due 10/01/2036 (r)	105	106
Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	50,000	60,993
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	310	272

		61,371

MISSISSIPPI 0.0%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.313% due 01/01/2033	10,000	12,144

MISSOURI 0.0%
Branson Regional Airport Transportation Development District, Missouri Revenue Bonds, Series 2007
6.000% due 07/01/2037 ^	3,350	703

NEBRASKA 0.0%
Nebraska Public Power District Revenue Bonds, (BABs), Series 2010
5.323% due 01/01/2030	600	681
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	46,300	55,226

		55,907

NEVADA 0.2%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	141,100	198,222
Clark County, Nevada General Obligation Bonds, (BABs), Series 2010
7.000% due 07/01/2038	35,000	40,519
Las Vegas Valley Water District, Nevada General Obligation Bonds, (BABs), Series 2009
7.013% due 06/01/2039	90,000	115,791
7.100% due 06/01/2039	33,000	37,856
7.263% due 06/01/2034	27,500	31,706
Las Vegas Valley Water District, Nevada General Obligation Bonds, (BABs), Series 2010
5.650% due 03/01/2035	15,085	17,369
North Las Vegas, Nevada General Obligation Bonds, (BABs), Series 2010
6.572% due 06/01/2040	33,200	37,399

		478,862

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
NEW JERSEY 0.2%
Essex County, New Jersey Improvement Authority Revenue Bonds, (AMBAC Insured), Series 2006
5.250% due 10/01/2020	$505	$546
New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2019	11,250	9,685
0.000% due 02/15/2020	65,775	53,793
0.000% due 02/15/2021	3,000	2,310
0.000% due 02/15/2026	2,710	1,487
New Jersey Economic Development Authority Revenue Bonds, Series 1998
5.875% due 05/15/2016	1,555	1,556
New Jersey Economic Development Authority Revenue Notes, (BABs), Series 2010
1.280% due 06/15/2013	158,160	158,309
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	25,153	36,710
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	102,405	144,621
New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	25,000	28,762
Tobacco Settlement Financing Corp. New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2029	14,600	14,112
5.000% due 06/01/2041	25,955	23,487

		475,378

NEW MEXICO 0.0%
New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2012
5.000% due 08/01/2042	8,755	9,480

NEW YORK 1.0%
JPMorgan Chase Putters/Drivers Trust, New York Revenue Bonds, Series 2008
8.699% due 09/15/2029	13,810	18,357
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
5.871% due 11/15/2039	4,895	5,757
7.336% due 11/15/2039	1,020	1,494
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
5.989% due 11/15/2030	40,000	49,807
6.089% due 11/15/2040	40,000	50,612
6.548% due 11/15/2031	27,525	35,029
6.648% due 11/15/2039	80,000	103,052
7.134% due 11/15/2030	3,700	4,495
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2023	14,850	16,833
5.000% due 11/15/2029	10,000	11,488
5.000% due 11/15/2042	1,635	1,795
New York City, New York General Obligation Bonds, (BABs), Series 2009
5.206% due 10/01/2031	3,000	3,491
5.985% due 12/01/2036	16,860	21,005
6.435% due 12/01/2035	4,900	5,779
New York City, New York General Obligation Bonds, (BABs), Series 2010
5.517% due 10/01/2037	3,600	4,345
5.817% due 10/01/2031	2,500	2,944
5.968% due 03/01/2036	47,580	60,067
6.246% due 06/01/2035	38,255	45,766
6.271% due 12/01/2037	4,000	5,238
6.646% due 12/01/2031	13,800	17,082

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
New York City, New York General Obligation Bonds, Series 2009
6.491% due 03/01/2021	$190	$238
New York City, New York General Obligation Bonds, Series 2011
5.000% due 10/01/2029	10,000	11,579
New York City, New York General Obligation Bonds, Series 2012
5.000% due 08/01/2024	15,000	18,186
5.000% due 08/01/2025	10,000	12,013
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043	105,301	131,094
5.790% due 06/15/2041	65,285	75,578
6.124% due 06/15/2042	75,000	88,418
6.282% due 06/15/2042	52,100	61,806
6.491% due 06/15/2042	18,000	21,640
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
5.000% due 06/15/2038	42,900	47,894
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2012
5.000% due 06/15/2045	64,550	71,555
New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2012
5.000% due 07/15/2025	14,820	17,709
5.000% due 07/15/2028	13,995	16,334
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.508% due 08/01/2037	70,000	86,872
5.572% due 11/01/2038	60,100	73,865
5.808% due 08/01/2030	20,000	23,283
5.932% due 11/01/2036	22,900	26,104
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.267% due 05/01/2027	10,000	12,200
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2012
5.000% due 11/01/2024	13,345	16,323
5.000% due 08/01/2025	12,350	14,984
5.000% due 11/01/2025	23,000	28,001
5.000% due 11/01/2026	30,000	36,239
5.000% due 11/01/2027	47,510	56,721
5.000% due 02/01/2028	10,000	11,727
5.000% due 11/01/2028	28,325	33,580
5.000% due 05/01/2029	28,000	32,809
5.000% due 11/01/2029	27,930	32,957
5.000% due 02/01/2030	32,655	37,961
5.000% due 05/01/2030	5,000	5,833
5.000% due 02/01/2031	28,785	33,341
5.000% due 11/01/2032	2,335	2,721
5.000% due 05/01/2039	59,395	67,109
5.000% due 02/01/2042	23,000	25,729
New York Counties Tobacco Trust Revenue Bonds, Series 2005
6.000% due 06/01/2027	14,770	14,171
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	10,970	12,229
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.427% due 03/15/2039	28,500	33,944
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.289% due 03/15/2033	50,200	60,553
New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	14,000	16,569

See Accompanying Notes	11

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 08/15/2026	$5,000	$5,885
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 07/01/2023	1,335	1,640
5.000% due 03/15/2024	26,675	32,255
5.000% due 12/15/2024	25,635	31,272
5.000% due 03/15/2025	28,005	33,563
5.000% due 07/01/2025	2,500	3,004
5.000% due 12/15/2025	20,000	24,263
5.000% due 07/01/2026	2,500	2,983
5.000% due 12/15/2026	52,980	63,667
5.000% due 03/15/2027	30,875	36,380
5.000% due 07/01/2027	3,170	3,751
5.000% due 12/15/2027	50,000	59,566
5.000% due 07/01/2028	2,500	2,938
5.000% due 12/15/2028	90,230	106,734
5.000% due 07/01/2029	2,250	2,633
5.000% due 12/15/2029	54,145	63,747
5.000% due 03/15/2030	34,185	39,662
5.000% due 12/15/2030	29,475	34,538
5.000% due 03/15/2031	26,540	30,679
5.000% due 06/15/2031	9,000	10,505
5.000% due 03/15/2035	14,130	16,048
5.000% due 03/15/2042	25,515	28,475
New York State Thruway Authority Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,237
New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 03/15/2024	4,070	4,878
5.000% due 03/15/2028	25,470	29,598
5.000% due 03/15/2029	32,070	37,111
5.000% due 04/01/2029	10,000	11,661
5.000% due 03/15/2030	15,000	17,285
5.000% due 03/15/2031	13,060	14,997
New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	54,100	66,421
Port Authority of New York & New Jersey Revenue Bonds, Series 2009
6.040% due 12/01/2029	405	527
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	91,085	112,470
Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	9,200	10,219
Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	55,000	54,979
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2011
5.000% due 01/01/2025	9,635	11,550
5.000% due 01/01/2027	12,700	14,918
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2024	31,420	38,428
5.000% due 11/15/2027	6,000	7,167
Ulster County, New York Industrial Development Agency Revenue Bonds, Series 2007
6.000% due 09/15/2037	1,225	828

		2,902,767

NORTH CAROLINA 0.0%
North Carolina Medical Care Commission Revenue Bonds, Series 2008
6.000% due 04/01/2038	1,500	1,573

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2042	$12,000	$13,440
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	36,300	42,563

		57,576

OHIO 0.3%
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	85,277	103,091
American Municipal Power, Inc. Ohio Revenue Bonds, (BABs), Series 2010
5.939% due 02/15/2047	58,900	68,212
6.270% due 02/15/2050	175	209
7.834% due 02/15/2041	17,400	24,286
8.084% due 02/15/2050	218,460	325,119
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.750% due 06/01/2034	11,000	9,826
5.875% due 06/01/2030	13,800	12,504
5.875% due 06/01/2047	284,475	256,244
6.500% due 06/01/2047	16,900	16,491
Franklin County, Ohio Convention Facilities Authority Revenue Bonds, (BABs), Series 2010
6.540% due 12/01/2036	2,980	3,573
Ohio Higher Educational Facility Commission Revenue Bonds, Series 2012
5.000% due 01/01/2038	12,400	13,761
Ohio State University Revenue Bonds, (BABs), Series 2010
4.910% due 06/01/2040	65	75
Princeton City School District, Ohio General Obligation Bonds, (BABs), Series 2010
6.390% due 12/01/2047	20,000	21,723
Student Loan Funding Corp. Ohio Revenue Bonds, (AMBAC Insured), Series 1995
0.175% due 06/01/2025	12,300	11,499
0.193% due 06/01/2025	12,300	11,499
0.210% due 06/01/2025	18,800	17,577
0.250% due 06/01/2025	10,900	10,191
University of Toledo, Ohio Revenue Bonds, (BABs), Series 2009
7.100% due 06/01/2026	5,000	5,695
7.875% due 06/01/2031	7,000	8,047

		919,622

OREGON 0.0%
Oregon State Department of Administrative Services Certificates of Participation Bonds, (BABs), Series 2010
6.130% due 05/01/2030	16,025	17,974
6.180% due 05/01/2035	18,170	19,818

		37,792

PENNSYLVANIA 0.1%
Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
5.625% due 07/01/2028	500	529
Monroeville Finance Authority, Pennsylvania Revenue Bonds, Series 2012
3.125% due 02/15/2024	3,825	3,771
5.000% due 02/15/2026	5,390	6,508
5.000% due 02/15/2027	4,625	5,580
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	33,000	41,434

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Pennsylvania Turnpike Commission Revenue Bonds, (BABs), Series 2009
6.105% due 12/01/2039	$900	$1,130
Pennsylvania Turnpike Commission Revenue Bonds, Series 2012
5.000% due 12/01/2042	22,150	24,508
School District of Philadelphia, Pennsylvania General Obligation Bonds, (BABs), Series 2010
6.615% due 06/01/2030	7,000	8,395
6.765% due 06/01/2040	25,000	29,687

		121,542

RHODE ISLAND 0.0%
Rhode Island Convention Center Authority Revenue Bonds, (AGM Insured), Series 2006
6.060% due 05/15/2035	165	189
Tobacco Settlement Financing Corp. Rhode Island Revenue Bonds, Series 2002
6.125% due 06/01/2032	7,000	7,119

		7,308

SOUTH CAROLINA 0.0%
South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2012
0.000% due 11/15/2047	229	5
6.000% due 11/15/2042	535	348
South Carolina State Public Service Authority Revenue Bonds, Series 2012
5.000% due 12/01/2043	60,000	66,305

		66,658

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	6,025	7,581
Sumner County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2007
5.500% due 11/01/2037 ^	178	2
Tennessee State School Bond Authority Revenue Bonds, Series 2012
5.000% due 05/01/2031	8,285	9,766
5.000% due 05/01/2039	5,500	6,331

		23,680

TEXAS 0.2%
Austin Trust, Texas Revenue Bonds, Series 2008
8.823% due 08/15/2030	6,595	7,941
Austin, Texas Water & Wastewater System Revenue Bonds, Series 2012
5.000% due 11/15/2028	12,755	15,082
5.000% due 11/15/2037	10,000	11,489
Bexar County, Texas General Obligation Bonds, (BABs), Series 2009
6.628% due 06/15/2039	30,000	35,610
City Public Service Board of San Antonio, Texas Revenue Bonds, Series 2012
5.250% due 02/01/2024	38,750	49,182
Cypress-Fairbanks Independent School District, Texas General Obligation Notes, (PSF/GTD Insured), Series 2006
7.561% due 02/15/2014	6,500	7,493
Dallas Area Rapid Transit, Texas Revenue Bonds, (BABs), Series 2009
5.999% due 12/01/2044	140	185
Dallas Convention Center Hotel Development Corp. Texas Revenue Bonds, (BABs), Series 2009

12	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
7.088% due 01/01/2042	$132,400	$168,863
Dallas County, Texas Hospital District General Obligation Bonds, (BABs), Series 2009
6.171% due 08/15/2034	500	591
El Paso County, Texas General Obligation Bonds, Series 2012
5.000% due 02/15/2027	5,000	5,783
Houston, Texas General Obligation Bonds, Series 2009
5.000% due 03/01/2021	10,000	11,929
Houston, Texas Utility System Revenue Bonds, Series 2012
5.000% due 11/15/2042	6,000	6,750
North Texas Higher Education Authority Revenue Bonds, Series 2011
1.408% due 04/01/2040	13,477	13,766
North Texas Municipal Water District Revenue Bonds, Series 2012
5.000% due 09/01/2025	17,025	20,557
5.000% due 09/01/2028	20,180	23,781
5.000% due 09/01/2029	10,000	11,741
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	75	102
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2010
8.410% due 02/01/2030	18,600	22,034
San Antonio Public Facilities Corp. Texas Revenue Bonds, Series 2012
5.000% due 09/15/2029	6,000	6,912
San Antonio, Texas General Obligation Bonds, (BABs), Series 2010
6.038% due 08/01/2040	10,500	12,150
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	9,600	12,409
6.308% due 02/01/2037	40,400	48,318
Texas Transportation Commission Revenue Bonds, Series 2010
5.178% due 04/01/2030	44,550	54,482
Victoria, Texas General Obligation Bonds, (BABs), Series 2009
6.124% due 08/15/2030	5,000	5,676

		552,826

UTAH 0.0%
Utah Transit Authority Revenue Bonds, (BABs), Series 2010
5.705% due 06/15/2040	700	828

VIRGINIA 0.0%
Virginia College Building Authority Revenue Bonds, Series 2012
5.000% due 02/01/2026	15,340	18,455
Virginia Commonwealth Transportation Board Revenue Bonds, Series 2012
5.000% due 05/15/2029	23,835	28,154

		46,609

WASHINGTON 0.1%
Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2012
5.000% due 11/01/2024	3,000	3,684
5.000% due 02/01/2025	5,000	6,028
5.000% due 11/01/2025	2,500	3,041
5.000% due 02/01/2026	11,630	13,900
5.000% due 11/01/2028	3,725	4,419
King County, Washington General Obligation Bonds, Series 2012
5.000% due 01/01/2027	10,160	12,170

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Port of Seattle, Washington Revenue Bonds, Series 2009
7.000% due 05/01/2036	$11,820	$14,003
Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2012
5.000% due 06/01/2026	15,315	18,335
Seattle, Washington Revenue Bonds, Series 2012
5.000% due 09/01/2027	10,025	11,901
Spokane County, Washington Wastewater System Revenue Bonds, (BABs), Series 2009
6.474% due 12/01/2029	8,000	9,390
Tobacco Settlement Authority of Washington Revenue Bonds, Series 2002
6.625% due 06/01/2032	7,150	7,302
University of Washington Revenue Bonds, Series 2011
5.000% due 04/01/2033	8,830	10,124
Washington Biomedical Research Facilities Revenue Bonds, (BABs), Series 2010
6.516% due 07/01/2042	1,000	1,371
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	1,000	1,229
Washington State General Obligation Bonds, Series 2009
5.000% due 01/01/2025	6,500	7,613
Washington State General Obligation Bonds, Series 2011
5.000% due 08/01/2025	11,120	13,281
5.000% due 08/01/2028	12,235	14,341
Washington State General Obligation Bonds, Series 2012
5.000% due 08/01/2024	11,525	14,124
5.000% due 07/01/2025	14,250	17,292
5.000% due 08/01/2025	12,115	14,722
5.000% due 07/01/2026	43,130	51,885
5.000% due 08/01/2026	12,745	15,346
5.000% due 08/01/2027	8,395	10,023
5.000% due 08/01/2028	11,575	13,736
Washington State Housing Finance Commission Revenue Bonds, Series 2007
5.625% due 01/01/2038	2,450	2,458
Washington State Revenue Bonds, Series 2012
5.000% due 09/01/2023	33,755	41,108

		332,826

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	162,685	140,236

WISCONSIN 0.1%
Milwaukee Redevelopment Authority, Wisconsin Revenue Bonds, Series 2007
5.650% due 08/01/2037 ^	1,250	450
Wisconsin State General Obligation Bonds, Series 2012
5.000% due 05/01/2023	7,035	8,584
5.000% due 05/01/2024	7,970	9,731
5.000% due 05/01/2025	11,160	13,379
Wisconsin State Revenue Bonds, (AGM Insured), Series 2008
5.050% due 05/01/2018	82,300	94,964

		127,108

Total Municipal Bonds & Notes (Cost $12,379,248)		14,128,147

U.S. GOVERNMENT AGENCIES 31.7%
Bolivia Government AID Bond
0.376% due 02/01/2019	2,806	2,697

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Fannie Mae
0.000% due 06/01/2017 - 10/09/2019	$142,499	$136,661
0.000% due 04/25/2018 - 03/25/2036 (b)	6,268	5,980
0.264% due 07/25/2037	494	471
0.304% due 01/25/2021	78	78
0.324% due 03/25/2034	177	176
0.334% due 03/25/2036	4,294	4,032
0.354% due 08/25/2034	156	154
0.404% due 05/25/2035 - 10/27/2037	102,946	103,061
0.444% due 06/25/2032	28	28
0.454% due 03/25/2035 - 05/25/2037	164	165
0.500% due 09/28/2015 - 03/30/2016	188,750	189,108
0.504% due 12/25/2028 - 03/25/2037	6,756	6,786
0.514% due 04/25/2037	124,672	125,250
0.524% due 06/25/2037	19	19
0.554% due 08/25/2033 - 03/25/2044	44,573	44,743
0.564% due 03/25/2037	146	146
0.572% due 08/25/2022 (a)	79,860	3,814
0.584% due 07/25/2037	4,440	4,469
0.603% due 04/18/2028	92	92
0.604% due 06/25/2029 - 11/25/2036	6,753	6,737
0.614% due 09/25/2035	32,001	32,298
0.649% due 02/25/2037	21,399	21,502
0.653% due 10/18/2030	576	579
0.654% due 10/25/2030 - 12/25/2041	98,051	99,130
0.669% due 08/25/2021 - 03/25/2022	14	14
0.704% due 03/25/2017 - 04/25/2038	79,061	79,916
0.753% due 12/18/2031	156	158
0.784% due 08/25/2037 - 06/25/2041	35,782	36,151
0.804% due 05/25/2030	107	107
0.819% due 11/25/2013 - 08/25/2022	12	12
0.834% due 05/25/2040	5,876	5,949
0.854% due 05/25/2030	107	107
0.869% due 10/25/2023 - 03/25/2024	1,351	1,366
0.875% due 08/28/2017 - 02/08/2018	1,121,755	1,122,075
0.904% due 10/25/2037 - 06/25/2040	36,317	36,673
0.924% due 06/25/2037	18,912	19,075
0.930% due 11/01/2021	6,000	6,017
0.934% due 06/25/2040	98,727	99,444
0.944% due 03/25/2040	10,285	10,410
0.954% due 03/25/2038 - 06/25/2040	49,733	50,241
1.019% due 01/25/2022	19	19
1.024% due 12/25/2039	2,361	2,394
1.049% due 01/25/2022	48	48
1.069% due 12/25/2021	24	24
1.104% due 04/25/2032	28	29
1.125% due 04/27/2017	857,700	874,572
1.219% due 04/25/2023	156	159
1.250% due 01/30/2017	8,700	8,901
1.305% due 04/01/2027	25	26
1.375% due 01/01/2021 - 10/01/2044	24,740	25,173

See Accompanying Notes	13

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.376% due 12/01/2044	$3,946	$4,011
1.378% due 10/01/2044	11,572	11,931
1.425% due 09/01/2041	12,774	13,208
1.575% due 10/01/2030 - 10/01/2040	4,228	4,390
1.730% due 06/01/2035	1,299	1,366
1.750% due 02/01/2022	91	91
1.760% due 05/01/2023	106	109
1.825% due 02/01/2023	48	49
1.865% due 09/01/2022	75	77
1.867% due 06/01/2023	70	70
1.875% due 02/01/2020 - 12/01/2020	240	251
1.890% due 03/01/2019	353	370
1.895% due 11/01/2031	110	110
1.906% due 01/01/2020	277	290
1.908% due 03/01/2035	46	48
1.930% due 09/01/2035	105	110
1.960% due 09/01/2014	3	4
2.020% due 04/01/2027	31	33
2.022% due 02/01/2034	53	56
2.035% due 06/01/2030	39	40
2.049% due 07/01/2019	49	50
2.051% due 02/01/2035	2,506	2,659
2.059% due 08/01/2025	700	750
2.061% due 06/01/2021	222	233
2.066% due 11/01/2035	2,557	2,687
2.110% due 05/01/2024	10	10
2.120% due 11/01/2023	24	25
2.128% due 05/01/2030	9	9
2.140% due 10/01/2024	46	47
2.154% due 10/01/2019	68	73
2.160% due 02/01/2035	2,410	2,559
2.170% due 11/01/2023	15	15
2.179% due 11/01/2019	30	31
2.181% due 07/01/2024	188	193
2.190% due 12/01/2023 - 11/01/2025	219	230
2.196% due 03/01/2034	6,525	6,910
2.199% due 08/01/2032	39	40
2.201% due 03/01/2034	13	14
2.220% due 07/01/2019 - 04/01/2027	16	15
2.223% due 05/01/2036	840	897
2.229% due 01/01/2035	6,001	6,407
2.232% due 02/01/2035	339	359
2.242% due 10/01/2034 - 01/01/2035	9,658	10,260
2.245% due 11/01/2025	83	88
2.247% due 11/01/2035	8,247	8,719
2.248% due 04/01/2034	9	10
2.250% due 12/01/2024	10	10
2.255% due 09/01/2033	91	97
2.260% due 08/01/2033	19	20
2.261% due 03/01/2033	92	96
2.262% due 09/01/2024	71	72
2.264% due 08/01/2027	870	931
2.265% due 09/01/2029	4	4
2.272% due 09/01/2024	107	109
2.277% due 09/01/2033	39	39
2.280% due 12/01/2022	19	20
2.284% due 12/01/2033	779	833
2.289% due 08/01/2026	69	74

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.291% due 03/01/2025	$390	$415
2.292% due 12/01/2034	38	40
2.296% due 05/01/2025	127	135
2.301% due 01/01/2035	119	126
2.304% due 06/01/2015	25	27
2.310% due 08/01/2022 - 07/01/2035	75,110	76,111
2.313% due 01/01/2035 - 01/01/2036	6,913	7,337
2.315% due 11/01/2023	115	115
2.320% due 06/01/2023 - 07/01/2035	126	133
2.321% due 10/01/2020	12	12
2.325% due 12/01/2023 - 02/01/2027	316	333
2.326% due 04/01/2033	53	56
2.333% due 12/01/2025 - 11/01/2035	2,882	3,079
2.334% due 01/01/2026	116	124
2.337% due 11/01/2025	366	393
2.339% due 07/01/2021 - 06/01/2035	8,111	8,644
2.341% due 10/01/2024	72	76
2.344% due 03/01/2035	44	47
2.345% due 07/01/2026 - 04/01/2027	40	43
2.352% due 01/01/2036	16	17
2.354% due 12/01/2034	166	176
2.355% due 09/01/2023	109	114
2.361% due 05/01/2026	29	31
2.364% due 11/01/2025	19	20
2.368% due 04/01/2036	212	227
2.373% due 06/01/2030	70	71
2.375% due 04/01/2017 - 03/01/2024	20	20
2.380% due 12/01/2034	136	145
2.381% due 11/01/2034	1,100	1,170
2.382% due 08/01/2035	65	69
2.387% due 06/01/2025 - 06/01/2035	4,489	4,755
2.395% due 12/01/2025	229	246
2.396% due 07/01/2020	40	41
2.404% due 05/01/2030	6	7
2.415% due 08/01/2035 - 09/01/2035	1,314	1,401
2.420% due 02/01/2019	50	53
2.425% due 08/01/2031 - 10/01/2034	392	412
2.426% due 11/01/2034	1,914	2,021
2.430% due 01/25/2019	45,000	47,787
2.440% due 11/01/2025	57	57
2.443% due 01/01/2035	1,205	1,287
2.450% due 10/01/2027 - 08/01/2035	314	332
2.460% due 08/01/2022 - 03/01/2026	17,843	18,221
2.474% due 11/01/2035	267	281
2.475% due 05/01/2022	5	5
2.476% due 12/01/2033	355	377
2.477% due 02/01/2028	33	35
2.478% due 10/01/2035	731	781
2.483% due 02/01/2035	2,024	2,159
2.487% due 02/01/2035	2,013	2,139
2.491% due 03/01/2035	871	926

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.492% due 11/01/2034	$3,006	$3,233
2.499% due 06/01/2025	269	289
2.500% due 04/01/2027 - 05/01/2028	1,615,766	1,674,618
2.503% due 12/01/2034	1,003	1,065
2.530% due 10/01/2022	17,873	18,292
2.538% due 06/01/2033	81	86
2.540% due 05/01/2034	366	387
2.541% due 10/01/2023	15	16
2.549% due 02/01/2035	2,559	2,739
2.550% due 09/01/2034 - 02/01/2035	883	934
2.551% due 07/01/2017	373	384
2.556% due 11/01/2032	57	60
2.560% due 02/01/2036	167	178
2.562% due 01/01/2036	522	558
2.564% due 05/01/2035	146	156
2.576% due 09/01/2035	5,722	6,051
2.580% due 02/01/2024	39	41
2.585% due 11/01/2023 - 12/01/2034	37	39
2.594% due 06/01/2035 - 01/01/2036	1,684	1,792
2.607% due 12/01/2034	62	66
2.610% due 12/01/2023	29	31
2.613% due 08/01/2027	70	75
2.622% due 11/01/2034	38	41
2.628% due 10/01/2035	1,117	1,191
2.635% due 09/01/2017 - 12/01/2036	1,154	1,207
2.639% due 07/01/2033	11	12
2.640% due 05/25/2035	16,981	17,911
2.642% due 04/01/2018	90	93
2.645% due 09/01/2035	48	51
2.649% due 07/01/2034	20	21
2.650% due 12/01/2027	206	221
2.655% due 12/01/2035	7	8
2.660% due 08/01/2022 - 10/01/2034	7,510	7,827
2.665% due 07/01/2022	5,930	6,137
2.667% due 01/01/2037	153	164
2.670% due 08/01/2022	20,927	21,635
2.671% due 07/01/2035	39	42
2.677% due 12/01/2030	12	13
2.679% due 09/01/2034	12,009	12,809
2.680% due 02/01/2022 - 06/01/2022	27,728	28,676
2.688% due 05/01/2033	170	180
2.691% due 06/01/2034	14	14
2.693% due 03/01/2033	137	146
2.709% due 05/01/2035	13,713	14,616
2.711% due 11/01/2035	655	699
2.712% due 12/01/2017	296	310
2.720% due 07/01/2035 - 09/01/2035	6,496	6,971
2.723% due 04/01/2026 - 08/01/2035	718	768
2.724% due 11/01/2035	4,998	5,328
2.725% due 12/01/2026	10	11
2.732% due 01/01/2037	126	135
2.736% due 08/01/2035	2,159	2,310
2.737% due 08/01/2023	37	38
2.740% due 08/01/2022	12,200	12,673
2.742% due 12/01/2033	717	767

14	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.750% due 01/01/2018 - 09/01/2022	$11,624	$12,118
2.751% due 04/01/2024	177	177
2.755% due 04/01/2034	184	196
2.757% due 08/01/2035	5,152	5,513
2.763% due 05/01/2037	25	26
2.770% due 06/01/2022	14,303	14,912
2.771% due 03/01/2034	4,843	5,166
2.773% due 09/01/2035	252	264
2.777% due 09/01/2035	176	188
2.780% due 06/01/2022 - 08/01/2022	15,425	16,075
2.782% due 10/01/2026 - 02/01/2036	106	114
2.783% due 07/01/2034	2,893	3,086
2.790% due 07/01/2022	4,451	4,641
2.800% due 03/01/2018 - 08/01/2022	12,681	13,247
2.804% due 11/01/2034 - 05/01/2035	8,113	8,664
2.816% due 08/01/2035	506	540
2.820% due 04/01/2022 - 07/01/2022	24,091	25,214
2.830% due 07/01/2022 - 03/01/2035	3,663	3,830
2.840% due 06/01/2035	90	96
2.850% due 05/01/2022	2,163	2,267
2.853% due 09/01/2019	358	371
2.854% due 09/01/2037	66	71
2.862% due 09/01/2035	1,078	1,152
2.870% due 03/01/2022 - 09/01/2027	210,054	204,082
2.875% due 11/01/2027	40	43
2.884% due 05/01/2035	2,540	2,683
2.888% due 02/01/2028	285	295
2.893% due 03/01/2036	269	289
2.900% due 05/01/2022	6,800	7,152
2.914% due 07/01/2035	1,787	1,909
2.920% due 03/01/2022 - 06/01/2022	27,700	28,979
2.939% due 05/01/2014	10	11
2.940% due 06/01/2022	8,401	8,855
2.960% due 05/01/2022 - 07/01/2022	6,950	7,319
2.975% due 06/01/2019	1	1
2.990% due 06/01/2022	17,000	17,851
3.000% due 10/01/2020 - 04/01/2043	7,793,673	8,082,700
3.040% due 04/01/2022	3,191	3,250
3.043% due 05/01/2022	8,881	9,551
3.050% due 10/01/2020	21	21
3.063% due 09/01/2035	779	831
3.068% due 02/01/2033	1	1
3.115% due 04/01/2035	1,892	1,998
3.120% due 04/01/2022	6,592	7,034
3.140% due 11/01/2021	8,700	9,319
3.160% due 02/01/2021	38	38
3.168% due 05/01/2023	165	169
3.190% due 06/01/2035	775	827
3.200% due 08/01/2027	412	444

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.240% due 02/01/2021	$33	$34
3.330% due 11/01/2021 - 12/01/2021	35,647	38,787
3.380% due 11/01/2021	1,079	1,183
3.416% due 10/01/2020	412	451
3.420% due 11/01/2021	5,509	5,924
3.430% due 03/01/2022	69,049	75,541
3.484% due 10/01/2027	124	131
3.500% due 08/01/2018 - 04/01/2043	7,170,832	7,601,100
3.514% due 09/01/2021	5	6
3.570% due 11/01/2021	2,858	3,152
3.576% due 07/01/2024	41	43
3.632% due 12/01/2020	315	349
3.724% due 03/01/2023	108	110
3.750% due 01/01/2020	5	5
3.840% due 05/01/2018	350	390
3.881% due 08/01/2022	579	589
3.921% due 04/01/2038	17	18
3.957% due 07/01/2021	300	335
3.980% due 07/01/2021	45,500	50,739
4.000% due 04/01/2018 - 05/01/2043	27,927,784	29,811,893
4.025% due 03/01/2036	628	670
4.216% due 09/01/2028	127	132
4.250% due 05/01/2016	11,833	12,845
4.295% due 11/01/2021	32	32
4.375% due 06/01/2021 - 03/01/2023	636	729
4.384% due 02/01/2028	19	20
4.482% due 12/01/2036	547	580
4.497% due 02/01/2020	21	21
4.500% due 09/01/2013 - 05/01/2043	14,796,274	15,979,241
4.501% due 07/01/2019	33,612	38,675
4.618% due 09/01/2034	529	573
4.804% due 04/01/2013	4	5
4.994% due 03/01/2024	14	14
4.999% due 06/01/2035	1,023	1,098
5.000% due 02/13/2017 - 02/01/2042	3,286,750	3,604,098
5.007% due 05/01/2035	131	141
5.025% due 11/01/2022	13	13
5.030% due 05/01/2024	2,198	2,554
5.049% due 10/01/2035	658	707
5.083% due 07/01/2035	508	548
5.131% due 08/01/2035	1,199	1,292
5.132% due 09/01/2035	1,492	1,606
5.135% due 02/01/2016	150	166
5.138% due 09/01/2035	467	502
5.152% due 09/01/2035 - 11/01/2035	954	1,027
5.153% due 11/01/2035	1,632	1,758
5.168% due 08/01/2035	1,097	1,183
5.184% due 07/01/2035	982	1,060
5.198% due 11/01/2035	3	3
5.203% due 12/01/2035	705	760
5.233% due 12/01/2035	164	177

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.247% due 07/01/2035	$627	$678
5.256% due 10/01/2035	804	868
5.258% due 08/01/2035	1,217	1,315
5.279% due 10/01/2035	1,404	1,513
5.281% due 10/01/2035	1,679	1,814
5.288% due 09/01/2035	1,386	1,495
5.290% due 11/25/2033	164	168
5.293% due 06/01/2029	33	35
5.304% due 01/01/2036	1,007	1,085
5.310% due 08/25/2033	882	902
5.322% due 11/01/2035	1,086	1,172
5.331% due 11/01/2035	1,012	1,075
5.370% due 08/25/2043	712	749
5.375% due 06/12/2017	144,200	172,156
5.382% due 10/01/2035	264	284
5.437% due 03/01/2036	765	826
5.500% due 06/01/2017 - 05/01/2043	3,467,335	3,800,833
5.518% due 12/01/2035	734	793
5.666% due 02/01/2036	1,366	1,478
5.670% due 03/01/2023	289	310
5.697% due 04/01/2036	3	3
5.705% due 03/01/2036	1,046	1,133
5.750% due 12/20/2027 - 08/25/2034	1,606	1,752
5.754% due 09/01/2014	193	202
5.790% due 10/01/2017	373	430
5.794% due 06/01/2036	246	267
5.805% due 03/01/2036	858	931
5.821% due 09/01/2037	6	7
5.896% due 06/25/2037 (a)	3,054	363
5.959% due 09/01/2036	1	1
5.996% due 09/01/2036	14	15
6.000% due 09/01/2013 - 10/25/2044	2,447,572	2,693,519
6.046% due 05/25/2037 - 06/25/2037 (a)	5,495	839
6.121% due 12/25/2042	17,671	20,655
6.160% due 08/01/2017	145	162
6.250% due 07/01/2024 - 02/25/2029	788	901
6.290% due 02/25/2029	500	560
6.300% due 10/17/2038	2,935	2,942
6.346% due 07/25/2036 (a)	2,747	441
6.396% due 06/25/2037 (a)	2,872	434
6.432% due 10/25/2042	18,811	21,054
6.446% due 07/25/2037 (a)	3,099	397
6.500% due 05/01/2013 - 02/25/2047	70,058	80,003
6.714% due 03/25/2042	1,768	1,781
6.750% due 10/25/2023	142	166
6.900% due 05/25/2023	20	23
7.000% due 09/01/2013 - 01/25/2048	11,268	12,902
7.053% due 08/25/2037	240	278
7.250% due 01/01/2023	332	371
7.296% due 09/25/2038 (a)	1,837	263
7.375% due 05/25/2022	481	565

See Accompanying Notes	15

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
7.500% due 06/01/2013 - 07/25/2041	$4,160	$4,612
7.750% due 01/25/2022	613	676
7.780% due 01/01/2018	1,850	2,001
7.800% due 10/25/2022 - 06/25/2026	117	139
8.000% due 06/01/2015 - 08/01/2032	9,479	11,352
8.000% due 08/18/2027 (a)	5	1
8.060% due 04/01/2030	1,561	1,940
8.080% due 04/01/2030	861	949
8.200% due 04/25/2025	1	1
8.490% due 06/01/2025	743	832
8.500% due 06/01/2017 - 07/01/2037	2,165	2,537
8.500% due 01/01/2018 (a)	2	0
8.750% due 01/25/2021	94	107
8.826% due 03/25/2039	14	17
9.000% due 04/01/2017 - 11/01/2025	695	804
9.000% due 06/25/2022 (a)	21	4
9.250% due 04/25/2018	8	9
9.300% due 05/25/2018 - 08/25/2019	27	29
9.500% due 01/01/2018 - 03/01/2026	342	387
9.578% due 09/25/2028	96	103
10.000% due 11/01/2013 - 05/01/2022	57	60
10.500% due 11/01/2013 - 04/01/2022	4	3
11.000% due 11/01/2013 - 11/01/2020	35	39
11.500% due 08/20/2016 - 11/01/2019	1	1
903.213% due 08/25/2021 (a)	0	3
1,000.000% due 04/25/2022 (a)	0	4
FDIC Structured Sale Guaranteed Notes
0.704% due 11/29/2037	13,674	13,688
2.980% due 12/06/2020	6,555	6,873
Federal Housing Administration
1.000% due 12/01/2018	1,983	1,983
6.896% due 07/01/2020	5,022	4,912
6.960% due 05/01/2016	5	5
7.110% due 05/01/2019	892	872
7.315% due 08/01/2019	2,477	2,423
7.350% due 04/01/2019	12	12
7.375% due 02/01/2018	91	89
7.400% due 01/25/2020	507	496
7.430% due 10/01/2018 - 05/01/2024	3,334	3,276
7.430% due 12/01/2018 ^	256	251
7.450% due 05/01/2021	1,710	1,682
7.460% due 01/01/2023	27	26
7.465% due 11/01/2019	1,236	1,216

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Freddie Mac
0.244% due 12/25/2036	$8,958	$8,903
0.353% due 07/15/2019 - 08/15/2019	6,898	6,900
0.443% due 05/15/2036	26	26
0.453% due 07/15/2034	482	482
0.464% due 08/25/2031	457	447
0.503% due 02/15/2037	16	16
0.543% due 02/15/2037	89	90
0.553% due 12/15/2029	82	82
0.603% due 06/15/2018 - 05/15/2041	28,886	29,123
0.653% due 06/15/2023 - 12/15/2031	199	199
0.703% due 06/15/2030 - 12/15/2032	202	205
0.750% due 01/12/2018	1,037,500	1,032,857
0.773% due 06/15/2041 - 07/15/2041	38,006	38,384
0.783% due 05/15/2032 - 07/15/2037	12,771	12,936
0.813% due 07/15/2037	1,795	1,811
0.873% due 08/15/2037	12,061	12,171
0.875% due 03/07/2018	383,400	383,288
0.903% due 08/15/2037	4,120	4,157
0.913% due 10/15/2037	6,804	6,865
0.923% due 05/15/2037 - 09/15/2037	5,084	5,121
0.953% due 08/15/2036	185	187
1.000% due 03/08/2017 - 09/29/2017	2,540,050	2,572,487
1.053% due 11/15/2039	94	95
1.204% due 05/25/2043	8,566	8,658
1.250% due 05/12/2017 - 02/15/2021	2,290,600	2,296,180
1.330% due 10/25/2023	108	106
1.375% due 10/25/2044 - 02/25/2045	37,642	36,736
1.559% due 12/25/2018 (a)	294,082	22,650
1.575% due 07/25/2044	4,569	4,686
1.625% due 04/01/2017 - 06/01/2017	3	3
1.663% due 01/01/2022	48	48
1.750% due 05/30/2019	146,700	151,207
1.875% due 12/01/2016	37	38
1.898% due 06/01/2022	7	7
1.920% due 10/25/2023	540	563
2.039% due 10/01/2022	28	28
2.070% due 02/01/2037	21	23
2.125% due 09/01/2018	35	35
2.140% due 05/01/2020	28	29
2.167% due 06/01/2033	225	239
2.172% due 07/01/2023	39	39
2.198% due 10/01/2023	32	34
2.199% due 12/01/2022	6	7
2.210% due 07/01/2020	88	89
2.222% due 07/01/2032	2	2

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.235% due 07/01/2022	$70	$71
2.250% due 02/01/2018	33	33
2.265% due 11/01/2026	205	220
2.285% due 05/01/2023	68	69
2.305% due 06/01/2022	213	220
2.314% due 06/01/2021 - 04/01/2025	200	214
2.315% due 07/01/2024	56	58
2.316% due 08/01/2023	69	72
2.318% due 04/01/2025	53	53
2.319% due 04/01/2025	7	8
2.323% due 10/25/2018	15	16
2.330% due 06/01/2022	65	66
2.333% due 12/01/2026	367	377
2.337% due 06/01/2024	244	260
2.338% due 09/01/2028	1	2
2.339% due 04/01/2024	340	364
2.344% due 11/01/2023	121	129
2.348% due 07/01/2024	45	48
2.351% due 02/01/2025	11	12
2.360% due 08/01/2023 - 09/01/2023	294	306
2.361% due 05/01/2023	29	30
2.365% due 08/01/2023 - 11/01/2023	97	100
2.366% due 05/01/2022	11	12
2.367% due 01/01/2034	3,356	3,590
2.369% due 07/01/2025	286	306
2.375% due 01/01/2019 - 08/01/2035	1,262,020	1,317,541
2.377% due 04/01/2029	92	97
2.379% due 11/01/2028	366	391
2.381% due 10/01/2026	245	261
2.382% due 03/01/2035	1,327	1,411
2.384% due 05/01/2023 - 09/01/2023	376	398
2.393% due 08/01/2035	55	59
2.396% due 10/01/2024	55	59
2.398% due 11/01/2035	11,687	12,475
2.403% due 10/01/2023	94	100
2.404% due 05/01/2027	15	16
2.406% due 10/01/2023	77	78
2.418% due 09/01/2023	110	110
2.428% due 02/01/2026	323	348
2.457% due 09/01/2035	77	81
2.468% due 04/01/2036	792	845
2.470% due 10/01/2023	205	218
2.480% due 02/01/2021	4	5
2.482% due 07/01/2027	14	15
2.485% due 08/01/2023	603	644
2.486% due 02/01/2023	60	62
2.494% due 09/01/2023	229	244
2.497% due 01/01/2028	22	24
2.500% due 12/01/2023 - 03/01/2035	247	261
2.505% due 04/01/2023	6	7
2.522% due 07/01/2023	64	64

16	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.524% due 01/01/2036	$5	$5
2.526% due 06/01/2020	51	51
2.529% due 10/01/2024	15	16
2.530% due 01/01/2019	35	35
2.533% due 07/01/2030	561	581
2.582% due 10/01/2023	69	73
2.591% due 09/01/2035	37	39
2.612% due 03/01/2024	167	177
2.624% due 01/01/2024	15	15
2.627% due 08/01/2023	34	34
2.629% due 01/01/2037	145	155
2.640% due 05/01/2035	13,733	14,690
2.645% due 01/01/2035	197	200
2.670% due 06/01/2030	328	352
2.693% due 02/01/2036	419	447
2.703% due 08/01/2035	472	505
2.722% due 03/01/2035	18	19
2.723% due 10/01/2035	492	525
2.737% due 06/01/2035	29,009	31,041
2.748% due 10/01/2035	12,625	13,455
2.752% due 07/01/2019	103	105
2.754% due 06/01/2037	27	29
2.757% due 08/01/2035	166	178
2.804% due 12/01/2037	113	122
2.806% due 10/01/2035	9,660	10,312
2.819% due 09/01/2037	18	19
2.822% due 07/01/2033	10	11
2.823% due 02/01/2037	17	18
2.829% due 07/01/2035	6,276	6,699
2.836% due 05/01/2037	50	53
2.845% due 10/01/2035	19,857	21,220
2.848% due 05/01/2021 - 05/01/2037	646	669
2.854% due 04/01/2036	6	6
2.856% due 10/01/2023 - 08/01/2035	70	71
2.860% due 09/01/2035	4,643	4,964
2.867% due 07/01/2036	7	8
2.874% due 11/01/2035	8,815	9,448
2.896% due 09/01/2035	195	208
2.905% due 02/01/2019	19	19
2.916% due 10/01/2035	9,511	10,196
2.944% due 07/01/2032	62	66
2.948% due 07/01/2035	5,894	6,309
2.972% due 05/01/2036	407	431
3.000% due 03/01/2027	47	50
3.016% due 12/01/2018	157	158
3.021% due 03/01/2022	502	537
3.030% due 11/01/2034	396	424
3.050% due 03/01/2021	239	243
3.075% due 01/01/2019	1	1
3.105% due 05/01/2018	33	35
3.129% due 07/01/2019	2	2
3.137% due 08/15/2032	3,661	3,839
3.151% due 04/01/2029	21	21
3.230% due 05/01/2018	88	89

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.250% due 05/01/2023 - 11/15/2025		$137	$139
3.262% due 01/01/2021		22	22
3.347% due 05/01/2018		118	121
3.350% due 11/15/2025		500	507
3.500% due 09/01/2018 - 08/15/2042		19,716	19,364
3.746% due 10/01/2020		5	5
3.750% due 03/27/2019		176,500	202,743
4.000% due 09/15/2018 - 04/01/2043		487,786	519,301

4.150% due 06/15/2030		570	590
4.329% due 05/01/2020		9	10
4.375% due 01/15/2014	EUR	375	496
4.405% due 10/01/2020		$22	22
4.500% due 05/01/2013 - 04/01/2043		2,693,154	2,885,447
4.934% due 10/01/2035		652	702
5.000% due 10/01/2016 - 07/01/2040		78,448	85,481
5.050% due 01/26/2015		180	196
5.086% due 10/01/2035		1,329	1,428
5.306% due 12/01/2035		895	966
5.333% due 11/01/2035		546	590
5.443% due 02/01/2038		12	13
5.500% due 10/01/2013 - 07/01/2047		451,010	491,682
5.656% due 03/01/2036		653	695
5.842% due 04/01/2036		1,049	1,139
5.950% due 06/15/2028		32,085	36,365
6.000% due 04/01/2013 - 04/01/2043		724,906	794,955
6.047% due 02/15/2038 (a)		2,026	328
6.250% due 12/15/2028		505	567
6.447% due 11/15/2036 (a)		30,981	5,893
6.500% due 04/01/2013 - 10/25/2043		146,528	160,458
6.950% due 07/15/2021 - 08/15/2021		51	57
7.000% due 01/01/2014 - 10/25/2043		21,812	24,979
7.000% due 09/15/2023 (a)		10	2
7.400% due 02/01/2021		396	388
7.500% due 02/01/2016 - 11/01/2037		8,845	10,002
7.645% due 05/01/2025		6,413	7,610
7.800% due 09/15/2020		4	4
8.000% due 11/01/2013 - 06/01/2030		1,553	1,803
8.250% due 06/15/2022		101	117
8.394% due 08/15/2041		436	438
8.500% due 07/01/2014 - 06/01/2030		1,001	1,151
8.750% due 12/15/2020		48	56
8.769% due 11/15/2033		1,363	1,461
8.900% due 11/15/2020		271	305

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
9.000% due 10/01/2013 - 07/01/2030	$307	$347
9.000% due 05/01/2022 (a)	2	0
9.250% due 07/01/2017	1	1
9.494% due 01/15/2041	51,286	54,911
9.500% due 09/01/2016 - 12/01/2022	293	328
10.000% due 06/01/2017 - 03/01/2021	14	15
10.500% due 10/01/2017 - 01/01/2021	5	5
11.000% due 07/25/2018 - 05/01/2020	2	2
13.250% due 10/01/2013	7	7
20.091% due 05/15/2033	931	1,313
37.421% due 08/15/2037	2,101	3,572
884.500% due 01/15/2021 (a)	0	1
1,007.500% due 02/15/2022 (a)	0	1
Ginnie Mae
0.503% due 05/20/2037	44,413	44,599
0.603% due 06/16/2031 - 03/16/2032	306	308
0.653% due 11/16/2029 - 10/16/2030	299	303
0.703% due 02/16/2030 - 04/16/2032	1,742	1,763
0.753% due 12/16/2025	52	53
0.803% due 02/16/2030	1,237	1,258
0.853% due 02/16/2030	522	532
1.100% due 02/20/2060	48,046	48,803
1.153% due 03/20/2031	83	85
1.463% due 11/16/2043 (a)	174,901	14,321
1.625% due 02/20/2017 - 02/20/2034	31,757	33,199
1.750% due 07/20/2017 - 07/20/2034	34,978	36,786
2.000% due 05/20/2017 - 08/20/2030	11,102	11,602
2.125% due 01/20/2025	12	12
2.500% due 06/20/2021 - 04/20/2041	19,760	20,778
3.000% due 12/20/2018 - 06/20/2025	185	193
3.500% due 12/20/2017 - 12/20/2020	95	100
3.950% due 07/15/2025	125	135
4.000% due 12/20/2015 - 05/20/2041	4,228	4,597
4.500% due 11/16/2028 - 08/15/2033	2,756	3,050
4.750% due 07/20/2035	2,123	2,453
5.000% due 02/20/2031 - 10/15/2037	427	452

See Accompanying Notes	17

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.196% due 10/16/2037	$1,500	$1,614
5.244% due 04/16/2038	1,560	1,672
5.500% due 05/20/2017 - 03/16/2034	1,765	2,098
6.000% due 08/15/2013 - 02/15/2040	18,055	20,723
6.250% due 03/16/2029	309	333
6.397% due 08/16/2033 (a)	1,987	415
6.500% due 11/15/2023 - 09/20/2038	25,455	29,046
6.750% due 06/20/2028 - 10/16/2040	12,872	14,597
7.000% due 10/15/2013 - 10/15/2034	3,386	3,855
7.500% due 05/20/2017 - 02/15/2035	4,180	4,727
7.750% due 08/20/2025 - 12/15/2040	1,506	1,610
8.000% due 01/15/2017 - 10/20/2031	748	855
8.250% due 04/15/2020	34	39
8.300% due 06/15/2019	10	11
8.500% due 07/15/2016 - 04/15/2031	536	601
9.000% due 04/20/2016 - 01/15/2031	519	568
9.500% due 09/15/2016 - 12/15/2026	230	245
10.000% due 08/15/2015 - 02/15/2025	142	155
10.250% due 02/20/2019	6	7
10.500% due 12/15/2015 - 09/15/2021	51	54
11.000% due 06/15/2013 - 09/15/2017	2	2
12.000% due 09/20/2013 - 05/15/2016	3	2
13.500% due 09/15/2014	1	1
Small Business Administration
0.875% due 05/25/2021 - 01/25/2022	67	67
1.000% due 03/25/2025 - 07/25/2025	62	64
1.100% due 01/25/2019 - 11/25/2024	73	74
3.870% due 01/01/2014	103	104
4.120% due 03/10/2014	93	95
4.190% due 03/01/2030	20,328	22,390
4.330% due 07/01/2014	24	24
4.340% due 03/01/2024	121	133
4.350% due 07/01/2023	363	395
4.430% due 05/01/2029	4,305	4,767
4.504% due 02/10/2014	10	10
4.580% due 03/01/2018	284	302
4.625% due 02/01/2025	811	905

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.684% due 09/10/2014	$3,077	$3,203
4.750% due 07/01/2025	2,777	3,087
4.754% due 08/10/2014	506	518
4.770% due 04/01/2024	557	609
4.840% due 02/01/2023 - 05/01/2025	12,304	13,719
4.870% due 12/01/2024	1,152	1,292
4.890% due 12/01/2023	671	744
4.930% due 01/01/2024	1,281	1,414
4.950% due 03/01/2025	1,130	1,246
4.980% due 11/01/2023	4,646	5,151
5.090% due 10/01/2025	465	524
5.110% due 05/01/2017 - 08/01/2025	1,237	1,385
5.120% due 11/01/2017	84	89
5.130% due 09/01/2023	3,030	3,363
5.136% due 08/10/2013	44	45
5.160% due 02/01/2028	2,159	2,467
5.170% due 01/01/2028	1,611	1,847
5.190% due 01/01/2017 - 07/01/2024	234	259
5.200% due 11/01/2015	102	105
5.230% due 11/01/2016	148	155
5.240% due 08/01/2023	347	386
5.290% due 12/01/2027	48,763	55,537
5.310% due 05/01/2027	259	299
5.320% due 04/01/2027	322	367
5.340% due 11/01/2021	2,567	2,826
5.370% due 09/01/2016	127	134
5.490% due 05/01/2028	18,309	21,237
5.510% due 11/01/2027	576	663
5.520% due 06/01/2024	4,320	4,893
5.600% due 09/01/2028	5,462	6,360
5.680% due 05/01/2016 - 06/01/2028	16,973	19,746
5.725% due 09/10/2018	11,205	12,804
5.780% due 08/01/2027	53	62
5.820% due 07/01/2027	2,125	2,460
5.870% due 07/01/2028	540	634
5.902% due 02/10/2018	3,266	3,608
6.020% due 08/01/2028	553	646
6.070% due 07/01/2026	800	923
6.340% due 03/01/2021	3,381	3,741
6.440% due 02/01/2021	709	791
6.700% due 12/01/2016	852	901
6.900% due 12/01/2020	1,073	1,196
6.950% due 11/01/2016	194	205
7.060% due 11/01/2019	503	554
7.150% due 03/01/2017	283	308
7.190% due 12/01/2019	169	188
7.200% due 10/01/2019	301	334
7.220% due 11/01/2020	253	284
7.500% due 04/01/2017	204	218
7.630% due 06/01/2020	1,477	1,668
7.700% due 07/01/2016	81	86

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Tennessee Valley Authority
4.375% due 06/15/2041	$850	$885
Vendee Mortgage Trust
0.429% due 06/15/2023 (a)	12,374	116
6.500% due 09/15/2024	9,175	10,727
6.623% due 01/15/2030	1,429	1,718

Total U.S. Government Agencies (Cost $90,729,147)		91,915,536

U.S. TREASURY OBLIGATIONS 30.1%
U.S. Treasury Bonds
7.250% due 05/15/2016 (m)(n)	280	339
U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2017	156,830	169,279
0.125% due 01/15/2022	2,581,649	2,813,192
0.125% due 07/15/2022	2,911,046	3,177,361
0.125% due 01/15/2023	129	139
0.625% due 07/15/2021 (m)(n)	4,855,303	5,562,356
0.625% due 02/15/2043	123,286	124,316
0.750% due 02/15/2042	1,966,228	2,063,004
1.125% due 01/15/2021	401,409	473,882
1.250% due 07/15/2020	688,078	823,006
1.375% due 01/15/2020	540,918	645,172
1.750% due 01/15/2028 (m)(n)	2,354,052	3,000,496
1.875% due 07/15/2019	107,948	132,329
2.000% due 01/15/2026	1,924,523	2,511,202
2.125% due 01/15/2019	85,047	103,864
2.125% due 02/15/2040 (n)	48,685	68,851
2.375% due 01/15/2025	2,613,934	3,516,967
2.375% due 01/15/2027 (m)	2,697,821	3,681,051
2.500% due 01/15/2029 (m)(n)	2,931,865	4,107,818
3.625% due 04/15/2028 (n)	270,830	424,039
3.875% due 04/15/2029 (n)	570,485	929,445
U.S. Treasury Notes
0.375% due 11/15/2015	2,354,200	2,358,247
0.375% due 01/15/2016 (m)(n)(o)	245,300	245,607
0.375% due 02/15/2016	2,900	2,902
0.625% due 11/30/2017 (m)(n)(o)	735,800	733,731
0.750% due 12/31/2017	4,245,000	4,253,290
0.750% due 02/28/2018 (j)(k)	5,567,000	5,569,177
0.750% due 03/31/2018 (c)	1,464,800	1,463,885
0.875% due 01/31/2018	2,246,200	2,261,993
0.875% due 07/31/2019	1,203,700	1,189,124
1.000% due 06/30/2019 (m)(n)(o)	3,128,683	3,118,662
1.000% due 08/31/2019	2,103,400	2,090,748
1.000% due 09/30/2019	2,295,499	2,280,257
1.000% due 11/30/2019	3,819,100	3,783,296
1.125% due 05/31/2019	521,000	524,053
1.125% due 12/31/2019	1,579,000	1,574,806
1.125% due 03/31/2020 (c)	2,634,700	2,612,700
1.250% due 10/31/2019 (k)(n)	1,206,400	1,216,390
1.250% due 02/29/2020 (j)(k)	1,470,400	1,474,191
1.375% due 01/31/2020	1,006,400	1,018,823

18	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.625% due 08/15/2022	$2,429,300	$2,400,263
1.625% due 11/15/2022 (j)	6,694,750	6,582,820
1.750% due 05/15/2022 (n)	1,806,128	1,813,183
1.875% due 10/31/2017	105	111
2.000% due 11/15/2021	100	103
2.000% due 02/15/2022	393,900	405,286
2.000% due 02/15/2023 (j)(k)	2,979,600	3,020,105
2.125% due 12/31/2015	50	52
2.125% due 08/15/2021	200	209
2.625% due 04/30/2018	116,600	127,367
2.625% due 08/15/2020	110	120
2.625% due 11/15/2020	50	55
2.750% due 02/15/2019	150	165
2.875% due 03/31/2018	172,800	190,823
3.125% due 05/15/2019	30	34
3.375% due 11/15/2019	292,780	335,416
3.500% due 02/15/2018	70	79
3.625% due 08/15/2019	150	174
3.625% due 02/15/2020 (m)(n)(o)	196,650	228,698
3.625% due 02/15/2021	100	117
3.750% due 11/15/2018	125	145
3.875% due 05/15/2018	100	116
4.250% due 11/15/2017	85	99
4.500% due 11/15/2015	205	227
4.500% due 05/15/2017	65	75
4.625% due 11/15/2016	80	92
4.625% due 02/15/2017	40	46
4.750% due 08/15/2017	6	7
4.875% due 08/15/2016	175	201

Total U.S. Treasury Obligations (Cost $85,299,441)		87,206,178

MORTGAGE-BACKED SECURITIES 6.2%
7 WTC Depositor LLC Trust
4.082% due 03/13/2031	4,600	4,860
Adjustable Rate Mortgage Trust
0.744% due 11/25/2035	45	34
2.703% due 07/25/2035	2,721	2,430
2.753% due 01/25/2035	632	629
2.952% due 03/25/2035	8,314	7,879
2.972% due 11/25/2035	1,106	952
2.976% due 09/25/2035	4,626	3,722
3.012% due 01/25/2036	4,284	3,635
3.013% due 08/25/2035	6,020	5,741
3.040% due 11/25/2035	10,451	9,338
3.079% due 09/25/2035	566	538
3.277% due 07/25/2035	8,397	7,558
3.294% due 03/25/2036	452	355
5.046% due 01/25/2036	14,509	13,631
5.233% due 10/25/2035	21,471	20,158
Alternative Loan Trust
5.500% due 11/25/2035 ^	1,288	1,116
5.500% due 11/25/2035	3,099	2,643
American Home Mortgage Assets LLC
0.324% due 10/25/2046	25,338	17,663
0.394% due 05/25/2046	34,757	24,075
0.394% due 09/25/2046	20,363	13,712
0.414% due 10/25/2046	21,628	14,211
0.877% due 02/25/2047	46,117	28,001
1.098% due 11/25/2046	77,388	43,613
1.117% due 10/25/2046	23,037	14,866
1.137% due 09/25/2046	6,205	4,299
2.857% due 11/25/2035 ^	17,516	12,794
American Home Mortgage Investment Trust
0.574% due 10/25/2034	22	22
1.947% due 09/25/2045	17,432	16,909
2.072% due 09/25/2035	443	447

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.197% due 12/25/2035		$4,009	$3,034
2.197% due 11/25/2045 ^		13,174	10,910
2.291% due 10/25/2034		21,870	21,618
2.457% due 02/25/2045		69,295	68,102
Arkle Master Issuer PLC
1.990% due 05/17/2060		60,700	62,388
Arran Residential Mortgages Funding PLC
1.426% due 11/19/2047	EUR	8,348	10,727
1.626% due 05/16/2047		340,724	444,831
Banc of America Alternative Loan Trust
0.604% due 05/25/2035		$2,119	1,561
5.000% due 08/25/2019		973	1,003
6.000% due 07/25/2046		4,406	3,718
Banc of America Commercial Mortgage Trust
0.412% due 07/10/2046 (a)		54,446	95
5.369% due 10/10/2045		9,200	9,977
5.414% due 09/10/2047		15,400	17,359
5.449% due 01/15/2049		920	942
5.451% due 01/15/2049		5,410	6,172
5.492% due 02/10/2051		25,110	28,988
5.609% due 04/10/2049		9,454	10,963
5.619% due 04/10/2049		1,913	1,951
5.623% due 06/10/2049		21,810	24,976
5.727% due 05/10/2045		29,000	32,741
6.194% due 02/10/2051		24,070	28,960
Banc of America Funding Corp.
0.304% due 04/25/2037		619	411
0.393% due 10/20/2036		22,405	15,264
0.393% due 10/20/2046		5,767	4,215
0.413% due 04/20/2047		9,845	7,575
0.493% due 05/20/2035		1,769	1,187
0.503% due 02/20/2035		1,970	1,856
0.604% due 05/25/2037		5,641	3,807
2.631% due 05/25/2035		175,715	180,565
2.675% due 03/20/2035		2,277	2,254
2.687% due 02/20/2036		5,468	5,338
2.872% due 03/20/2036		1,876	1,702
2.911% due 02/20/2036		2,190	1,750
2.975% due 11/20/2034		1,640	1,494
3.120% due 11/20/2035		3,619	3,402
3.176% due 11/20/2034		9,456	8,807
5.390% due 05/20/2036		11,017	10,723
5.449% due 05/20/2036		12,092	12,034
5.500% due 09/25/2034		19,996	20,444
5.500% due 09/25/2035		27,993	29,249
5.500% due 01/25/2036		7,214	7,255
5.537% due 03/20/2036		672	601
5.582% due 05/20/2036		5,539	5,036
5.587% due 04/20/2036		13,464	12,443
5.602% due 09/20/2034		1,092	1,155
5.623% due 01/20/2047 ^		246	193
5.750% due 10/25/2035		152	153
5.750% due 07/20/2036		5,500	5,509
5.750% due 09/25/2036		5,669	5,795
5.753% due 10/25/2036 ^		1,634	1,315
5.762% due 10/20/2046		7,241	6,593
5.837% due 01/25/2037		1,318	1,051
5.888% due 04/25/2037		4,202	3,809
5.907% due 10/20/2046 ^		3,917	3,127
6.000% due 09/25/2036		17,351	16,109
6.000% due 09/25/2036 ^		17,303	15,687
Banc of America Large Loan Trust
2.503% due 11/15/2015		275,747	278,012
Banc of America Mortgage Trust
0.904% due 11/25/2035		1,678	1,529
2.850% due 03/25/2035		17,243	16,451
2.924% due 02/25/2036		2,939	2,574

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.934% due 02/25/2035	$4,259	$4,256
2.987% due 01/25/2035	3,533	3,533
2.998% due 07/25/2034	306	304
3.043% due 01/25/2036	7,984	6,719
3.065% due 04/25/2034	277	283
3.077% due 12/25/2035 ^	12,217	11,256
3.089% due 07/25/2035	4,660	4,594
3.094% due 12/25/2033	2,793	2,851
3.097% due 05/25/2035	23,501	21,455
3.101% due 11/25/2034	3,638	3,626
3.109% due 05/25/2034	1,543	1,529
3.119% due 05/25/2033	2,066	2,054
3.123% due 07/25/2033	215	218
3.124% due 07/25/2035	3,468	3,333
3.126% due 06/25/2035	6,000	5,534
3.126% due 11/25/2035	2,041	1,845
3.132% due 09/25/2033	1,852	1,871
3.137% due 08/25/2035	27,595	25,585
3.344% due 11/25/2034	2,638	2,328
3.658% due 07/20/2032	872	875
4.878% due 11/25/2034	1,929	1,907
5.050% due 02/25/2035	3,599	3,549
5.284% due 07/25/2035	2,445	2,450
5.308% due 04/25/2035	3,100	3,111
5.500% due 12/25/2020	1,124	1,167
5.500% due 11/25/2035	1,058	1,065
5.500% due 05/25/2037	1,196	1,032
6.000% due 10/25/2036	10,012	9,005
6.000% due 07/25/2046 ^	4,029	3,592
6.500% due 10/25/2031	87	92
6.500% due 09/25/2033	4,330	4,481
Banc of America Re-REMIC Trust
1.765% due 02/17/2040	763	763
5.614% due 06/24/2050	35,400	40,157
5.634% due 02/17/2051	91,308	103,749
5.922% due 02/15/2051	40,000	46,297
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.742% due 07/10/2043	211	212
4.811% due 12/10/2042	10	11
4.933% due 07/10/2045	250	271
5.115% due 10/10/2045	200	219
5.563% due 06/10/2039	379	394
9.073% due 10/11/2037	88	92
Bayview Commercial Asset Trust
0.634% due 08/25/2034	626	573
BCAP LLC Trust
0.342% due 11/26/2036	9,119	6,668
0.361% due 11/26/2036	30,000	19,700
0.374% due 01/25/2037 ^	62,300	46,586
0.374% due 08/26/2046	3,000	2,401
0.531% due 11/26/2035	7,292	5,883
0.533% due 11/26/2035	9,063	7,052
0.915% due 01/26/2047	27,525	23,052
2.630% due 10/26/2036	7,941	6,753
2.776% due 02/26/2036	12,987	11,843
2.928% due 05/26/2036	17,162	12,625
5.000% due 01/26/2021	14,170	14,711
5.017% due 07/26/2037	28,825	24,199
5.250% due 06/26/2036	87,960	80,043
5.250% due 09/26/2036	27,345	24,907
5.250% due 04/26/2037	99,730	93,045
5.250% due 06/26/2037	10,814	11,046
5.250% due 08/26/2037	19,469	20,702
5.500% due 11/25/2034	15,541	15,590
5.575% due 03/26/2037	38,719	36,705
5.815% due 03/26/2037	7,355	7,321
BCRR Trust
4.230% due 05/22/2034	2,391	2,403

See Accompanying Notes	19

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.858% due 07/17/2040	$10,000	$11,650
Bear Stearns Adjustable Rate Mortgage Trust
2.240% due 08/25/2035	2,276	2,295
2.320% due 08/25/2035	4,102	4,179
2.353% due 02/25/2036 ^	21,703	14,526
2.370% due 02/25/2036	12,638	12,363
2.470% due 10/25/2035	40,176	38,980
2.471% due 04/25/2033	5,411	5,467
2.513% due 05/25/2033	1,300	1,325
2.549% due 04/25/2033	2,590	2,656
2.573% due 04/25/2033	178	185
2.600% due 03/25/2035	43,578	44,046
2.609% due 04/25/2034	5,619	5,536
2.654% due 11/25/2034	1,665	1,652
2.671% due 10/25/2035	150,689	148,473
2.706% due 08/25/2033	40	40
2.726% due 02/25/2033	1,428	1,444
2.733% due 11/25/2030	3,432	3,519
2.736% due 08/25/2033	774	777
2.793% due 03/25/2035	2,293	2,317
2.799% due 05/25/2034	24	22
2.801% due 04/25/2033	903	905
2.801% due 02/25/2047	8,054	6,385
2.804% due 10/25/2033	36	37
2.821% due 03/25/2035	5,956	5,573
2.847% due 01/25/2035	52	49
2.875% due 04/25/2034	44	43
2.893% due 03/25/2035	5,866	5,520
2.899% due 04/25/2034	2,671	2,644
2.901% due 01/25/2034	45	44
2.955% due 08/25/2035	21,947	20,145
2.959% due 02/25/2033	113	104
2.968% due 08/25/2035 ^	7,924	6,722
2.975% due 01/25/2035	1,519	1,499
3.018% due 02/25/2034	2,577	2,558
3.018% due 05/25/2047 ^	31,615	25,883
3.051% due 05/25/2034	99	95
3.068% due 01/25/2034	4,617	4,710
3.080% due 11/25/2034	7,624	7,602
3.123% due 01/25/2035	320	319
3.124% due 01/25/2034	2,875	2,900
3.129% due 07/25/2034	473	452
3.135% due 09/25/2034	3,541	3,329
3.145% due 05/25/2034	19	18
3.428% due 12/25/2035	5,252	5,339
3.485% due 11/25/2034	3,860	3,901
4.681% due 07/25/2034	1,488	1,500
5.141% due 08/25/2035	51,136	52,056
5.363% due 02/25/2036	3,644	3,597
Bear Stearns Alt-A Trust
0.364% due 02/25/2034	4,946	4,773
0.364% due 01/25/2047	8,208	4,430
0.374% due 08/25/2036	7,533	4,262
0.404% due 02/25/2034	69	45
0.644% due 04/25/2035	2,696	2,483
0.684% due 02/25/2036	3,565	2,678
0.704% due 03/25/2035	793	768
0.825% due 08/25/2036 ^	7,118	2,739
0.904% due 09/25/2034	1,038	1,023
2.488% due 10/25/2033	132	122
2.566% due 04/25/2035	23	21
2.568% due 02/25/2034	5,441	5,456
2.609% due 01/25/2036 ^	21,396	14,769
2.647% due 03/25/2036	31,425	21,869
2.652% due 02/25/2036 ^	2,029	1,280
2.659% due 12/25/2033	2,482	2,515
2.660% due 02/25/2034	203	201
2.768% due 05/25/2035	136,610	125,126

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.800% due 03/25/2036 ^	$16,285	$11,603
2.869% due 11/25/2036	2,283	1,607
2.901% due 03/25/2036	9,871	6,784
2.926% due 09/25/2035	56,248	47,591
2.932% due 11/25/2036	90	62
2.979% due 09/25/2034	1,605	1,411
3.026% due 01/25/2035	4,488	3,670
3.062% due 05/25/2036	16,172	9,173
4.707% due 11/25/2036 ^	592	475
5.184% due 08/25/2036 ^	118	83
5.207% due 11/25/2035 ^	11,829	9,313
5.432% due 12/25/2046	1,484	1,124
Bear Stearns Commercial Mortgage Securities
0.583% due 03/15/2022	6,620	6,582
0.703% due 03/15/2022	17,750	17,330
4.715% due 02/11/2041	4,503	4,585
4.825% due 11/11/2041	10,000	10,595
4.830% due 08/15/2038	3	3
4.868% due 09/11/2042	17,825	18,486
4.871% due 09/11/2042	100	108
4.980% due 02/11/2041	185	188
5.116% due 02/11/2041	900	962
5.186% due 05/11/2039	22,605	22,837
5.330% due 01/12/2045	30	30
5.331% due 02/11/2044	51,225	57,399
5.382% due 12/11/2040	12,019	12,212
5.405% due 12/11/2040	165	182
5.450% due 03/11/2039	13,950	15,567
5.468% due 06/11/2041	85	88
5.471% due 01/12/2045	30,150	34,812
5.663% due 06/11/2040	4,205	4,257
5.693% due 09/11/2038	327	328
5.694% due 06/11/2050	38,340	44,833
5.700% due 06/11/2050	64,125	75,448
5.703% due 06/11/2050	1,170	1,225
5.715% due 06/11/2040	65,914	77,043
5.718% due 09/11/2038	300	339
7.000% due 05/20/2030	7,604	8,595
Bear Stearns Mortgage Securities, Inc.
2.446% due 06/25/2030	32	32
Bear Stearns Structured Products, Inc.
2.618% due 01/26/2036	5,628	4,417
2.735% due 12/26/2046	4,678	3,250
Bella Vista Mortgage Trust
0.453% due 05/20/2045	50	37
CC Funding Corp.
0.384% due 05/25/2036	2,927	2,365
0.434% due 05/25/2036	11,365	9,255
Chase Mortgage Finance Corp.
2.799% due 03/25/2037	15,504	14,121
2.905% due 12/25/2035	45,016	41,809
2.912% due 12/25/2035	7,599	7,171
2.944% due 02/25/2037	3,180	3,170
2.969% due 02/25/2037	1,076	1,071
2.988% due 02/25/2037	105	107
3.001% due 02/25/2037	1,478	1,475
3.021% due 02/25/2037	164	165
3.045% due 09/25/2036	1,563	1,362
3.072% due 02/25/2037	10,299	10,295
4.991% due 03/25/2037	13,427	11,304
5.175% due 01/25/2036 ^	28,433	27,865
5.395% due 09/25/2036	203	178
5.500% due 12/25/2022	13,890	14,160
5.507% due 03/25/2037	531	503
6.000% due 11/25/2036 ^	3,832	3,293
6.000% due 02/25/2037 ^	2,369	2,171
6.000% due 03/25/2037 ^	18,251	16,023
Chaseflex Trust

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.354% due 06/25/2036	$7,326	$6,880
0.544% due 08/25/2037	17,956	11,998
0.704% due 06/25/2035	4,743	3,048
5.500% due 06/25/2035	5	5
6.000% due 02/25/2037 ^	3,642	3,072
Citicorp Mortgage Securities, Inc.
4.750% due 02/25/2020	1,956	1,958
5.500% due 08/25/2022	510	519
5.500% due 12/25/2022	442	460
5.500% due 02/25/2026	645	661
5.500% due 04/25/2037	2,726	2,796
5.750% due 09/25/2037	4,406	4,551
6.000% due 06/25/2036	7,818	8,000
6.000% due 08/25/2036	2,636	2,717
6.000% due 04/25/2037	51,801	52,515
6.000% due 05/25/2037	5,506	5,607
Citigroup Commercial Mortgage Trust
5.431% due 10/15/2049	350	396
5.697% due 12/10/2049	500	571
5.741% due 03/15/2049	425	479
5.858% due 07/17/2040	7,592	8,756
6.053% due 12/10/2049	39,552	47,069
Citigroup Mortgage Loan Trust, Inc.
0.274% due 01/25/2037	1,038	570
1.004% due 08/25/2035	4,585	3,371
1.990% due 09/25/2035	6,811	6,803
2.270% due 09/25/2035	17,959	17,868
2.340% due 09/25/2035	54,773	54,094
2.550% due 10/25/2035	37,337	35,364
2.570% due 10/25/2035	46,077	45,365
2.600% due 05/25/2035	330	332
2.693% due 08/25/2035	56,802	56,855
2.732% due 05/25/2035	4,217	4,079
2.806% due 02/25/2034	4,787	4,778
2.844% due 09/25/2034	1,240	1,248
2.877% due 12/25/2035 ^	3,451	2,296
2.887% due 07/25/2046 ^	8,547	6,686
3.111% due 09/25/2037 ^	57,421	46,722
5.106% due 09/25/2035	75,500	73,945
5.310% due 08/25/2035	12,193	12,171
5.500% due 11/25/2035 ^	4,252	3,903
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	10,189	10,321
5.218% due 07/15/2044	500	548
5.305% due 01/15/2046	300	332
5.322% due 12/11/2049	84,870	96,814
5.617% due 10/15/2048	3,720	4,208
Citimortgage Alternative Loan Trust
5.750% due 07/25/2022	3,096	3,185
6.000% due 06/25/2037 ^	14,647	12,709
6.000% due 06/25/2037	2,378	2,063
Collateralized Mortgage Obligation Trust
8.000% due 09/20/2021	196	219
Collateralized Mortgage Securities Corp.
8.000% due 08/25/2017	6	7
Commercial Mortgage Asset Trust
6.975% due 01/17/2032	18	18
Commercial Mortgage Loan Trust
6.005% due 12/10/2049	58,150	68,394
Commercial Mortgage Pass-Through Certificates
0.383% due 06/15/2022	14,935	14,723
0.468% due 12/10/2046 (a)	76,311	265
5.116% due 06/10/2044	250	272
5.383% due 02/15/2040	4,200	4,605
5.448% due 01/15/2049	1,248	1,258
5.543% due 12/11/2049	19,400	22,266
5.680% due 06/15/2039	4,000	4,617
Community Program Loan Trust

20	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.500% due 04/01/2029	$22,720	$23,007
Countrywide Alternative Loan Trust
0.344% due 04/25/2047	17,738	14,542
0.364% due 12/25/2046 ^	7,534	6,403
0.374% due 11/25/2036	9,705	7,491
0.374% due 01/25/2037 ^	2,388	1,840
0.374% due 06/25/2046	3,600	2,747
0.374% due 05/25/2047	68,213	55,060
0.383% due 02/20/2047	1,327	847
0.384% due 05/25/2047	7,456	5,552
0.393% due 09/20/2046	42,817	26,651
0.393% due 03/20/2047	65,893	45,494
0.394% due 08/25/2046	107,088	74,612
0.394% due 09/25/2046	30,280	21,379
0.394% due 10/25/2046	29,045	27,714
0.398% due 12/20/2046	92,904	59,868
0.404% due 05/25/2036	2,513	1,779
0.404% due 06/25/2037	16	13
0.404% due 04/25/2047	13,774	9,684
0.413% due 03/20/2046	2,774	1,834
0.413% due 05/20/2046	1,614	1,081
0.413% due 07/20/2046 ^	33,822	18,287
0.414% due 05/25/2035	276	209
0.414% due 07/25/2046	6,033	4,806
0.454% due 09/25/2046	1,000	270
0.454% due 10/25/2046	412	120
0.464% due 07/25/2035	5,606	4,430
0.464% due 12/25/2035	1,822	1,542
0.464% due 07/25/2036	31,727	16,186
0.464% due 07/25/2046 ^	704	194
0.474% due 05/25/2036 ^	270	52
0.484% due 02/25/2037	4,619	3,116
0.484% due 10/25/2046	11,000	6,819
0.494% due 06/25/2034	5,343	5,173
0.494% due 11/25/2035	1,780	1,196
0.533% due 11/20/2035	38,987	27,873
0.534% due 09/25/2035	2,639	1,801
0.554% due 09/25/2035	3,155	2,576
0.554% due 05/25/2037 ^	442	258
0.584% due 08/25/2036	6,365	6,298
0.654% due 08/25/2033	89	87
0.654% due 09/25/2034	212	211
0.754% due 08/25/2034	86	76
0.754% due 10/25/2036 ^	7,535	4,781
0.904% due 10/25/2035	3,626	2,833
0.999% due 08/25/2046	22,512	15,453
1.004% due 12/25/2035	5,590	4,100
1.174% due 12/25/2035	1,125	827
1.177% due 02/25/2036	972	787
1.277% due 08/25/2035	400	249
1.304% due 02/25/2036 ^	11,263	8,140
1.504% due 10/25/2035	46,885	37,893
1.577% due 08/25/2035	2,989	2,456
1.663% due 11/25/2035	2,114	1,542
2.203% due 11/25/2035	916	689
2.895% due 02/25/2037 ^	44,945	38,233
4.882% due 10/25/2035 ^	2,416	2,007
5.000% due 08/25/2019	182	184
5.000% due 01/25/2035	33	33
5.250% due 10/25/2033	12,890	13,264
5.250% due 06/25/2035	1,516	1,369
5.294% due 08/25/2036	367	370
5.411% due 11/25/2035 ^	2,262	1,687
5.500% due 06/25/2035	17,000	15,377
5.500% due 11/25/2035	5,951	5,069
5.500% due 12/25/2035	4,801	4,151
5.750% due 03/25/2037 ^	2,357	1,891
6.000% due 10/25/2032	553	582
6.000% due 10/25/2033	720	750

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.000% due 12/25/2033	$14	$14
6.000% due 02/25/2034	14	14
6.000% due 03/25/2035	521	430
6.000% due 04/25/2036 ^	3,016	2,470
6.000% due 05/25/2036 ^	3,029	2,442
6.000% due 06/25/2036	601	531
6.000% due 08/25/2036	7,193	5,996
6.000% due 01/25/2037	11,094	8,962
6.000% due 01/25/2037 ^	11,683	9,437
6.000% due 02/25/2037	954	802
6.000% due 02/25/2037 ^	6,382	4,804
6.000% due 03/25/2037 ^	4,605	3,599
6.000% due 04/25/2037	3,988	3,073
6.000% due 08/25/2037 ^	12,129	10,659
6.000% due 08/25/2037	1,612	1,350
6.250% due 12/25/2033	226	240
6.250% due 11/25/2036 ^	1,446	1,235
6.250% due 11/25/2036	5,505	4,760
6.250% due 08/25/2037 ^	5,714	4,604
6.500% due 05/25/2036 ^	5,755	4,364
6.500% due 09/25/2036	2,523	2,008
20.885% due 02/25/2036	4,928	6,692
Countrywide Home Loan Mortgage Pass-Through Trust
0.404% due 04/25/2046	12,204	8,347
0.434% due 05/25/2035	13,467	11,036
0.494% due 04/25/2035	18,784	15,268
0.504% due 05/25/2035	3,476	2,869
0.524% due 03/25/2035	477	362
0.534% due 02/25/2035	1,958	1,715
0.544% due 02/25/2035	406	374
0.544% due 06/25/2035	6,326	5,719
0.544% due 03/25/2036	625	286
0.554% due 02/25/2036 ^	302	92
0.604% due 08/25/2018	641	617
0.704% due 10/25/2033	5,946	5,906
0.744% due 02/25/2035	613	590
0.744% due 03/25/2035	1,355	1,241
0.964% due 09/25/2034	30	27
1.137% due 04/25/2046 ^	10,806	5,857
1.952% due 06/19/2031	133	135
2.250% due 07/19/2031	27	28
2.528% due 07/25/2034	3,799	3,755
2.541% due 02/20/2036	42	33
2.732% due 03/25/2037 ^	1,669	1,139
2.738% due 07/20/2034	1,164	1,143
2.783% due 02/20/2036	29,989	26,155
2.800% due 02/20/2035	20,324	19,473
2.808% due 06/20/2034	1,327	1,234
2.826% due 05/20/2036	24,814	16,434
2.830% due 04/20/2036 ^	4,884	3,825
2.868% due 10/19/2032	58	40
2.868% due 08/25/2034	7,350	6,732
2.887% due 11/20/2034	7,941	7,856
2.889% due 04/20/2035	14	14
2.893% due 02/25/2047 ^	1,902	1,463
2.920% due 11/20/2034	517	490
2.927% due 11/25/2034	11,025	10,383
3.057% due 08/25/2034	340	304
3.082% due 09/25/2047 ^	5,336	4,441
3.847% due 11/19/2033	684	683
3.896% due 05/20/2036	3,397	2,494
4.500% due 09/25/2035	6,860	6,754
4.963% due 04/25/2035 ^	9,906	9,259
4.995% due 10/25/2035 ^	9,840	8,504
5.058% due 01/20/2035	3,008	2,946
5.107% due 10/20/2035	2,660	2,249
5.169% due 02/20/2036 ^	612	533
5.250% due 04/25/2035	3,700	3,724
5.500% due 12/25/2034	19,510	20,059

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.500% due 01/25/2035	$1,078	$1,123
5.500% due 03/25/2035	9,013	9,263
5.500% due 04/25/2035	3,097	3,119
5.500% due 05/25/2035	33,326	33,519
5.500% due 09/25/2035	18,579	18,594
5.500% due 10/25/2035	15,447	15,193
5.500% due 11/25/2035	18,084	17,024
5.500% due 11/25/2035 ^	2,059	1,986
5.500% due 04/25/2038	9,600	9,641
5.750% due 02/25/2037 ^	4,933	4,552
5.750% due 07/25/2037	2,747	2,690
6.000% due 05/25/2036	6,283	5,807
6.000% due 12/25/2036	553	505
6.000% due 02/25/2037	34,535	29,223
6.000% due 03/25/2037 ^	2,026	1,867
6.000% due 07/25/2037	3,002	2,723
6.000% due 08/25/2037	19,425	18,176
6.000% due 09/25/2037	1,546	1,527
6.250% due 09/25/2036 ^	13,853	12,019
6.250% due 09/25/2036	3,395	3,010
6.500% due 01/25/2034	638	665
6.500% due 11/25/2034	2,417	2,528
7.500% due 11/25/2034	1,293	1,405
7.500% due 06/25/2035	3,284	3,424
Credit Suisse First Boston Mortgage Securities Corp.
0.827% due 03/25/2032	716	669
0.944% due 06/25/2034	1,040	1,030
2.087% due 10/25/2033	104	102
2.120% due 05/25/2032	25	25
2.328% due 06/25/2032	51	35
2.509% due 04/25/2034	20,408	20,742
2.547% due 07/25/2033	6,035	6,017
2.618% due 08/25/2033	808	809
2.804% due 09/25/2034	5,583	5,696
2.863% due 05/25/2034	5,861	5,737
2.870% due 05/25/2032	144	153
4.832% due 04/15/2037	10,553	11,206
4.850% due 06/25/2032	22	22
5.100% due 08/15/2038	200	216
5.104% due 08/15/2038	249	268
5.500% due 09/25/2035	13,130	13,276
5.500% due 10/25/2035	3,691	3,700
6.000% due 11/25/2035 ^	51	40
6.500% due 04/25/2033	1,102	1,174
7.500% due 05/25/2032	126	131
7.500% due 12/25/2032	3	3
Credit Suisse Mortgage Capital Certificates
0.373% due 10/15/2021	4,928	4,837
0.433% due 10/15/2021	9,939	9,827
5.207% due 11/26/2035	5,524	5,676
5.467% due 09/18/2039	25,480	28,709
5.467% due 12/18/2043	46,453	52,340
5.509% due 04/15/2047	40,150	46,139
5.623% due 06/10/2049	34,815	39,887
5.695% due 09/15/2040	21,500	24,947
5.766% due 12/18/2049	126,047	146,497
Credit Suisse Mortgage Pass-Through Certificates
5.407% due 02/15/2039	973	983
5.467% due 09/15/2039	29,205	32,830
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036	2,789	1,942
5.720% due 09/25/2036	2,896	2,433
6.172% due 06/25/2036	4,281	3,038
CSMC Mortgage-Backed Trust
5.579% due 04/25/2037	1,724	1,105
5.863% due 02/25/2037 ^	4,499	2,868
6.000% due 04/25/2037	3,601	3,365
7.000% due 08/25/2037	14,397	9,682

See Accompanying Notes	21

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CW Capital Cobalt Commercial Mortgage Trust
5.484% due 04/15/2047		$4,100	$4,701
DBUBS Mortgage Trust
3.386% due 07/10/2044		69,500	74,588
DECO Series
0.371% due 04/27/2018	EUR	226	288
0.481% due 01/27/2018		22,560	28,470
0.671% due 01/27/2020	GBP	11,590	16,722
Deutsche ALT-A Securities, Inc.
0.304% due 08/25/2037		$18,642	14,280
0.324% due 08/25/2036		10,283	6,755
0.344% due 08/25/2037		84,701	64,790
0.344% due 07/25/2047		30,853	25,297
0.354% due 02/25/2047		12,812	9,062
0.384% due 06/25/2037		46,579	35,650
0.404% due 02/25/2047		15,431	12,167
0.534% due 02/25/2036		35,657	23,091
3.208% due 10/25/2035		5,137	5,093
4.961% due 10/25/2035		8,600	7,553
5.000% due 10/25/2018		202	208
5.500% due 12/25/2035 ^		3,343	2,769
Deutsche ALT-B Securities, Inc.
0.304% due 10/25/2036 ^		9	5
5.869% due 10/25/2036 ^		2,617	1,968
5.886% due 10/25/2036 ^		2,617	1,970
6.005% due 10/25/2036 ^		1,961	1,486
6.300% due 07/25/2036 ^		2,811	1,865
Deutsche Mortgage Securities, Inc.
1.454% due 06/28/2047		687	688
5.228% due 06/26/2035		25,000	25,464
DLJ Mortgage Acceptance Corp.
6.502% due 08/01/2021		127	103
Downey Savings & Loan Association Mortgage Loan Trust
0.383% due 04/19/2047 ^		2,808	694
1.023% due 09/19/2044		220	196
2.512% due 07/19/2044		61	61
Drexel Burnham Lambert CMO Trust
9.500% due 11/20/2017		6	7
EMF-NL
1.002% due 04/17/2041	EUR	9,937	11,214
1.202% due 10/17/2041		29,215	37,466
Eurosail PLC
0.952% due 10/17/2040		4,517	5,558
First Horizon Alternative Mortgage Securities
0.704% due 06/25/2035		$10,099	8,200
2.338% due 04/25/2035		4,579	4,278
2.358% due 09/25/2035		8,480	7,285
2.360% due 08/25/2034		1,528	1,505
2.385% due 03/25/2035		105	83
2.398% due 08/25/2035		5,609	4,963
2.493% due 06/25/2036		9,540	7,194
2.493% due 01/25/2037		16,792	12,439
2.497% due 06/25/2034		10,721	10,643
5.500% due 05/25/2035		6,966	6,120
5.500% due 06/25/2035		10,090	9,630
6.000% due 07/25/2036 ^		5,944	5,277
6.250% due 08/25/2037 ^		1,648	1,441
First Horizon Asset Securities, Inc.
5.250% due 03/25/2035		7,932	8,120
First Horizon Mortgage Pass-Through Trust
0.474% due 02/25/2035		56	54
2.444% due 11/25/2037		12,171	10,606
2.540% due 05/25/2035		1,461	1,296
2.557% due 02/25/2035		5,030	5,032
2.559% due 02/25/2034		84	85
2.570% due 08/25/2034		1,839	1,842
2.575% due 06/25/2035		6,125	5,944

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.576% due 01/25/2037 ^		$165	$150
2.598% due 10/25/2035		13,592	12,285
2.615% due 08/25/2035		5,241	5,236
2.619% due 10/25/2035		2,858	2,866
2.625% due 06/25/2035		3,614	3,572
2.634% due 04/25/2035		7,291	7,328
5.134% due 06/25/2035		16,260	16,064
5.167% due 11/25/2035		5,389	5,022
5.250% due 05/25/2021		805	732
5.323% due 10/25/2036		2,735	2,594
5.347% due 11/25/2034		8,173	8,238
5.377% due 09/25/2035		10,143	10,148
5.500% due 01/25/2035		1,600	1,581
5.750% due 02/25/2036		6,618	6,732
6.250% due 11/25/2036		14,198	14,782
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		398	413
First Republic Mortgage Loan Trust
0.503% due 08/15/2032		354	355
0.553% due 11/15/2031		323	319
0.603% due 11/15/2032		57	55
0.684% due 06/25/2030		1,205	1,188
0.703% due 11/15/2030		45	44
Fosse Master Issuer PLC
1.401% due 10/18/2054	EUR	5,600	7,274
1.501% due 10/18/2054		3,486	4,518
1.601% due 10/18/2054		12,486	16,099
Four Times Square Trust
5.401% due 12/13/2028		$11,050	13,137
FREMF Mortgage Trust
0.200% due 09/25/2043 (a)		1,130,020	13,375
3.882% due 01/25/2047		100	101
Fund America Investors Corp.
2.243% due 06/25/2023		39	39
GE Capital Commercial Mortgage Corp.
5.306% due 11/10/2045		1,664	1,670
GMAC Commercial Mortgage Securities Trust, Inc.
5.301% due 08/10/2038		3,325	3,489
GMAC Mortgage Corp. Loan Trust
3.318% due 06/25/2034		42	42
3.507% due 04/19/2036		13,634	12,557
3.609% due 06/25/2034		3,930	3,733
3.643% due 06/19/2035		619	593
5.105% due 05/25/2035		6,409	6,332
GMAC Mortgage Securities, Inc.
7.430% due 12/01/2021		85	84
8.950% due 08/20/2017		32	35
Granite Master Issuer PLC
0.299% due 12/20/2054	EUR	9,592	12,106
0.318% due 12/17/2054		1,572	1,985
0.319% due 12/20/2054		14,685	18,536
0.339% due 12/20/2054		14,607	18,437
0.383% due 12/17/2054		$4,214	4,134
0.403% due 12/20/2054		57,704	56,608
0.463% due 12/20/2054		3,603	3,534
0.604% due 12/17/2054	GBP	20,516	30,593
0.604% due 12/20/2054		1,572	2,345
0.684% due 12/20/2054		2,390	3,563
0.714% due 12/20/2054		50,943	75,960
0.734% due 12/20/2054		36,572	54,531
0.814% due 12/20/2054		17,602	26,253
Granite Mortgages PLC
0.787% due 06/20/2044		11,873	17,857
0.827% due 03/20/2044		461	690
0.867% due 09/20/2044		2,972	4,478
0.891% due 01/20/2044		4,762	7,158
Great Hall Mortgages PLC
0.334% due 03/18/2039	EUR	3,002	3,466

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.410% due 06/18/2039		$36,001	$32,503
0.637% due 03/18/2039	GBP	87,470	120,788
0.647% due 06/18/2039		23,371	32,320
Greenpoint Mortgage Funding Trust
0.404% due 10/25/2046		$878	413
0.404% due 12/25/2046 ^		772	314
0.424% due 06/25/2045		1,147	960
0.474% due 04/25/2036 ^		278	32
0.474% due 11/25/2045		594	492
0.544% due 10/25/2046		796	268
Greenwich Capital Commercial Funding Corp.
0.344% due 11/05/2021		2,305	2,269
4.799% due 08/10/2042		2,700	2,853
5.224% due 04/10/2037		64,453	70,471
5.381% due 03/10/2039		10,171	10,479
5.444% due 03/10/2039		124,441	142,376
GS Mortgage Securities Corp.
1.103% due 03/06/2020		2,912	2,915
1.260% due 03/06/2020		76,080	76,240
1.456% due 03/06/2020		46,490	46,613
2.716% due 02/10/2021		29,991	30,357
2.999% due 08/10/2044		30	32
4.761% due 07/10/2039		10,225	10,923
5.396% due 08/10/2038		50	52
5.479% due 11/10/2039		24	24
5.506% due 04/10/2038		47	48
5.553% due 04/10/2038		70	78
GSMPS Mortgage Loan Trust
0.554% due 03/25/2035		3,628	3,050
0.554% due 09/25/2035		10,035	8,674
7.500% due 06/25/2043		4,742	4,837
GSR Mortgage Loan Trust
0.504% due 07/25/2035		448	391
0.554% due 01/25/2034		163	156
1.940% due 03/25/2033		43	44
1.956% due 04/25/2032		154	152
2.650% due 09/25/2035		12,900	12,336
2.653% due 11/25/2035		38,863	37,732
2.662% due 09/25/2035		102,804	106,196
2.675% due 09/25/2035		43,509	44,168
2.752% due 06/25/2034		943	938
2.759% due 07/25/2035		9,800	8,847
2.776% due 01/25/2036		362	328
2.787% due 12/25/2034		4,988	5,043
2.816% due 04/25/2035		768	720
2.825% due 04/25/2035		14,727	14,625
2.849% due 04/25/2035		6,262	6,203
2.889% due 04/25/2036		156	149
2.913% due 05/25/2035		31,669	29,093
3.009% due 11/25/2035		6,728	5,912
3.009% due 03/25/2037 ^		15,593	12,730
3.022% due 05/25/2034		2,975	2,962
3.033% due 01/25/2035		5,716	5,651
5.000% due 05/25/2036		2,884	2,777
5.111% due 11/25/2035		95,323	94,139
5.250% due 07/25/2035		3,845	3,801
5.381% due 05/25/2035		6,789	6,856
5.500% due 03/25/2035		150	153
5.500% due 07/25/2035		1,977	2,028
5.500% due 01/25/2037		14,227	14,610
5.750% due 02/25/2036		3,420	3,622
5.750% due 02/25/2037		7,517	7,389
6.000% due 08/25/2021		453	447
6.000% due 03/25/2032		20	21
6.000% due 11/25/2035		13,149	12,267
6.000% due 01/25/2037		16,384	16,301
6.000% due 03/25/2037		19,464	18,207
6.000% due 05/25/2037		10,102	9,853

22	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.250% due 09/25/2036		$2,479	$2,165
6.500% due 09/25/2036		7,399	6,605
Harborview Mortgage Loan Trust
0.333% due 04/19/2038		21,234	16,884
0.353% due 01/25/2047		5,316	4,004
0.383% due 07/19/2046		39,505	25,757
0.393% due 09/19/2037		26,689	20,076
0.393% due 01/19/2038		9,478	7,564
0.394% due 07/21/2036		4,927	3,709
0.403% due 09/19/2046		7,537	5,699
0.423% due 05/19/2035		2,660	2,180
0.443% due 06/19/2035		2,564	2,149
0.443% due 03/19/2036		13,882	9,288
0.483% due 02/19/2036		12,748	8,920
0.513% due 11/19/2035		22,666	18,113
0.523% due 01/19/2035		2,591	2,176
0.543% due 06/20/2035		6,216	5,890
0.553% due 01/19/2035		5,964	4,064
0.603% due 11/19/2034		258	185
0.943% due 02/19/2034		5	5
1.204% due 11/25/2047		3,282	2,826
2.649% due 06/19/2034		6,161	6,070
2.703% due 05/19/2033		88	89
2.959% due 07/19/2035		136	130
3.027% due 07/19/2035		896	776
3.049% due 06/19/2036 ^		6,946	4,566
5.170% due 06/19/2036		11,201	7,599
5.194% due 08/19/2036 ^		4,337	3,698
Hercules Eclipse PLC
0.751% due 10/25/2018	GBP	24,675	34,598
Holmes Master Issuer PLC
1.545% due 10/15/2054	EUR	172,279	222,850
1.595% due 10/15/2054		147	190
Homebanc Mortgage Trust
0.384% due 12/25/2036		$6,870	5,743
0.464% due 01/25/2036		5,282	4,104
0.474% due 10/25/2035		40,556	34,253
1.064% due 08/25/2029		532	481
4.641% due 04/25/2037		4,096	2,137
5.564% due 04/25/2037		7,533	5,997
Homestar Mortgage Acceptance Corp.
0.654% due 07/25/2034		4,424	4,387
HSI Asset Securitization Corp. Trust
0.424% due 11/25/2035		23,785	14,894
Impac CMB Trust
0.844% due 10/25/2033		269	256
0.944% due 11/25/2034		3,039	2,940
0.964% due 10/25/2033		50	50
1.204% due 07/25/2033		1,105	999
4.750% due 09/25/2034		419	420
Impac Secured Assets Trust
3.094% due 07/25/2035		2,004	1,574
Indymac Adjustable Rate Mortgage Trust
1.786% due 01/25/2032		80	77
1.820% due 01/25/2032		511	484
2.197% due 08/25/2031		430	443
Indymac Index Mortgage Loan Trust
0.344% due 04/25/2037		12,148	11,189
0.364% due 04/25/2037		3,620	3,013
0.384% due 02/25/2037		30,363	20,955
0.394% due 04/25/2037		1,574	950
0.394% due 09/25/2046		23,382	17,194
0.404% due 11/25/2046		891	436
0.404% due 06/25/2047		12,151	8,710
0.414% due 04/25/2046		7,923	6,227
0.414% due 05/25/2046		203	167
0.444% due 04/25/2035		2,030	1,762
0.444% due 07/25/2035		3,976	3,407

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.444% due 06/25/2037		$13,911	$11,995
0.504% due 07/25/2035		22,242	18,617
0.504% due 06/25/2037 ^		1,709	802
0.984% due 05/25/2034		18	16
1.004% due 11/25/2034		82	68
2.495% due 01/25/2036		10,178	8,132
2.570% due 08/25/2035		118	102
2.595% due 02/25/2035		773	670
2.601% due 01/25/2035		226	205
2.613% due 10/25/2034		6,216	6,135
2.647% due 12/25/2034		2,361	2,082
2.680% due 03/25/2036		5,612	4,035
2.718% due 04/25/2037		12,150	8,803
2.834% due 01/25/2036		1,371	1,166
2.884% due 07/25/2037		2,310	1,418
2.973% due 06/25/2035		2,116	1,824
3.038% due 05/25/2036		5,424	3,858
4.757% due 09/25/2035		2,541	2,346
4.757% due 09/25/2035 ^		971	90
4.810% due 06/25/2036		2,037	1,950
4.844% due 08/25/2035 ^		1,160	963
4.844% due 08/25/2035		20,712	17,239
4.950% due 10/25/2035		1,196	1,040
5.041% due 04/25/2037 ^		28,071	20,517
Indymac Mortgage Loan Trust
0.384% due 07/25/2047		13,778	9,139
0.504% due 11/25/2035 ^		1,034	496
2.488% due 01/25/2036		18,581	17,301
5.363% due 08/25/2036		3,558	3,570
5.592% due 08/25/2037		21,068	19,206
Isobel Finance PLC
3.063% due 10/17/2038	GBP	23,977	36,740
Jamaica Housing Development AID Bond
0.708% due 10/01/2018		$3,872	3,720
JPMorgan Alternative Loan Trust
0.314% due 09/25/2036		9,661	7,362
0.344% due 03/25/2037		3,157	1,873
0.374% due 08/25/2036		27,122	21,301
2.909% due 05/25/2037 ^		13,707	9,909
5.550% due 10/25/2036		61	60
5.600% due 12/25/2036		4,089	3,504
5.609% due 05/26/2037		60,342	51,544
5.750% due 12/25/2036		19,427	13,687
5.950% due 09/25/2036		35	35
6.050% due 11/25/2036		3,000	2,345
JPMorgan Chase Commercial Mortgage Securities Corp.
0.578% due 07/15/2019		2,698	2,637
2.749% due 11/15/2043		688	718
3.341% due 07/15/2046		25,100	26,902
3.673% due 02/15/2046		32,700	35,274
3.853% due 06/15/2043		26,168	27,710
4.070% due 11/15/2043		1,600	1,791
4.608% due 06/15/2043		2,000	2,247
4.657% due 01/15/2042		1,750	1,753
4.678% due 07/15/2042		5,072	5,116
4.918% due 10/15/2042		200	214
4.936% due 08/15/2042		200	216
5.038% due 03/15/2046		485	517
5.247% due 01/12/2043		22	23
5.298% due 01/12/2043		24,984	27,454
5.298% due 05/15/2047		6,358	6,457
5.336% due 05/15/2047		173,058	195,795
5.399% due 05/15/2045		2,235	2,534
5.420% due 01/15/2049		73,259	83,725
5.440% due 06/12/2047		57,630	65,667
5.697% due 02/12/2049		3,352	3,657
5.714% due 02/12/2049		79,566	92,282
5.807% due 06/15/2049		5,000	5,773

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.871% due 04/15/2045	$43,365	$49,243
5.882% due 02/15/2051	33,040	38,667
JPMorgan Mortgage Trust
2.340% due 11/25/2033	40	40
2.497% due 07/27/2037	25,621	22,879
2.675% due 08/25/2035	12,068	11,998
2.851% due 02/25/2036	49,361	44,331
2.867% due 10/25/2035	1,699	1,596
2.869% due 10/25/2035	4,201	3,658
2.913% due 06/25/2035	1,115	1,042
2.950% due 02/25/2036	267	258
2.950% due 04/25/2036	10,515	10,193
2.985% due 10/25/2036	10,240	8,591
2.991% due 07/25/2035	2,512	2,532
3.003% due 07/25/2035	9,330	9,324
3.015% due 07/25/2035	6,550	6,459
3.023% due 07/25/2035	3,166	3,212
3.025% due 08/25/2035 ^	7,229	6,756
3.030% due 07/25/2035	21,622	22,161
3.038% due 10/25/2035	32,464	31,531
3.046% due 10/25/2035	26,445	26,156
3.050% due 07/25/2035	9,211	9,401
3.100% due 08/25/2035	4,428	4,400
4.127% due 05/25/2036	9,673	8,802
4.585% due 04/25/2035	659	664
4.726% due 02/25/2034	1,957	1,970
4.788% due 10/25/2036	124	105
4.863% due 02/25/2035	6,181	6,274
5.000% due 08/25/2020	8,904	9,197
5.114% due 06/25/2035	16,523	16,674
5.192% due 06/25/2035	21,695	22,001
5.217% due 11/25/2035	9,199	9,016
5.257% due 04/25/2037	1,208	1,123
5.268% due 07/25/2035	1,877	1,949
5.288% due 10/25/2036	67,414	57,401
5.306% due 09/25/2035	1,811	1,797
5.309% due 08/25/2036	9,035	7,775
5.454% due 04/25/2036	12,239	11,039
5.500% due 03/25/2022	2,674	2,664
5.500% due 07/25/2036	3,172	2,916
5.750% due 01/25/2036	7,836	7,403
6.000% due 01/25/2037 ^	37,749	33,604
6.500% due 07/25/2036	7,507	6,962
6.500% due 08/25/2036 ^	2,059	1,910
JPMorgan Resecuritization Trust
2.299% due 05/27/2037	12,607	10,420
4.404% due 05/27/2036	8,230	8,027
LB Mortgage Trust
8.546% due 01/20/2017	3,299	3,302
LB-UBS Commercial Mortgage Trust
4.568% due 01/15/2031	346	355
4.739% due 07/15/2030	200	214
4.742% due 02/15/2030	45	48
5.084% due 02/15/2031	14	14
5.124% due 11/15/2032	291	294
5.303% due 02/15/2040	3,517	3,520
5.372% due 09/15/2039	17,000	19,300
5.430% due 02/15/2040	38,983	44,140
5.858% due 07/15/2040	85	98
5.866% due 09/15/2045	49,605	57,417
Lehman Mortgage Trust
0.524% due 08/25/2036 ^	21,303	14,979
5.000% due 12/25/2035 ^	1,620	1,527
5.500% due 01/25/2036	2,823	2,474
6.386% due 04/25/2036	2,573	2,461
Lehman XS Trust
0.324% due 07/25/2037	14,271	8,920
0.364% due 03/25/2047	15,443	9,658

See Accompanying Notes	23

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.104% due 08/25/2047		$19,662	$13,411
Luminent Mortgage Trust
0.364% due 11/25/2036		612	408
0.374% due 12/25/2036		17,932	13,145
0.384% due 12/25/2036		6,583	4,798
0.404% due 02/25/2046		136	96
0.404% due 10/25/2046		6,068	5,147
0.444% due 04/25/2036		24,203	14,748
Mall Funding PLC
1.191% due 04/22/2017	GBP	12,951	19,001
MASTR Adjustable Rate Mortgages Trust
0.414% due 04/25/2046		$10,784	7,834
0.414% due 05/25/2047		3,628	2,707
0.444% due 05/25/2037		2,032	1,402
0.504% due 05/25/2047 ^		946	381
2.500% due 10/25/2032		1,731	1,747
2.596% due 07/25/2035		3,719	3,226
2.630% due 11/21/2034		40,590	42,430
2.682% due 05/25/2034		308	305
2.757% due 03/25/2035		1,061	883
2.901% due 12/25/2033		387	387
3.137% due 12/25/2034		12,350	12,111
MASTR Alternative Loans Trust
0.604% due 03/25/2036		9,810	2,047
MASTR Asset Securitization Trust
5.500% due 09/25/2033		1,660	1,753
5.750% due 05/25/2036		19,973	20,238
6.000% due 10/25/2036		1,236	1,233
MASTR Reperforming Loan Trust
0.564% due 07/25/2035		6,332	5,423
7.000% due 08/25/2034		3,987	4,161
7.000% due 05/25/2035		1,176	1,123
MASTR Seasoned Securities Trust
6.202% due 09/25/2017		3,464	3,609
6.500% due 08/25/2032		12,725	14,263
Mellon Residential Funding Corp.
0.643% due 12/15/2030		1,879	1,830
0.683% due 06/15/2030		11,130	11,046
0.903% due 11/15/2031		7,050	6,958
0.943% due 09/15/2030		1,897	1,848
1.063% due 08/15/2032		282	285
1.083% due 11/15/2031		137	112
2.610% due 10/20/2029		4,811	4,827
Merrill Lynch Alternative Note Asset
0.314% due 03/25/2037		1,534	658
0.374% due 02/25/2037		7,541	6,678
0.504% due 03/25/2037		4,059	1,786
3.013% due 06/25/2037 ^		2,647	1,718
Merrill Lynch Floating Trust
0.740% due 07/09/2021		107,609	106,112
Merrill Lynch Mortgage Investors Trust
0.414% due 02/25/2036		11,370	10,152
0.454% due 11/25/2035		3,234	3,092
0.454% due 08/25/2036		1,023	964
0.474% due 04/25/2035		2,075	1,960
0.484% due 08/25/2035		1,945	1,926
0.534% due 11/25/2029		695	669
0.664% due 04/25/2029		360	354
0.704% due 05/25/2029		205	198
0.824% due 10/25/2028		208	205
0.864% due 06/25/2028		2,681	2,668
0.944% due 03/25/2028		151	151
0.984% due 03/25/2028		79	77
1.121% due 10/25/2028		116	113
1.167% due 11/25/2029		984	956
1.204% due 10/25/2035		1,894	1,898
1.760% due 10/25/2035		66,384	65,593
1.968% due 12/25/2032		788	796

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.277% due 01/25/2029	$675	$673
2.288% due 04/25/2035	802	808
2.407% due 05/25/2033	7,066	7,150
2.436% due 02/25/2033	50	48
2.440% due 10/25/2035	17,076	17,001
2.528% due 02/25/2035	18,966	19,353
2.575% due 08/25/2034	2,616	2,654
2.579% due 06/25/2035	26,838	26,655
2.598% due 02/25/2036	8,451	8,042
2.615% due 05/25/2036	11,594	11,508
2.636% due 02/25/2034	22	23
2.655% due 09/25/2035	12,774	12,736
2.657% due 12/25/2035	3,689	3,258
2.685% due 12/25/2035	3,296	3,110
2.701% due 12/25/2034	164	165
2.798% due 07/25/2035	1,245	1,167
3.075% due 06/25/2037	2,871	2,762
3.214% due 05/25/2033	7	7
5.076% due 12/25/2035	11,420	10,755
5.114% due 09/25/2035	41,148	39,499
5.250% due 08/25/2036	18,925	19,459
6.720% due 11/15/2026	9	10
Merrill Lynch Mortgage Trust
4.949% due 07/12/2038	6,296	6,577
5.204% due 09/12/2042	27,661	29,567
5.746% due 06/12/2050	949	967
5.850% due 06/12/2050	13,851	14,631
Merrill Lynch Mortgage-Backed Securities Trust
4.994% due 04/25/2037 ^	11,737	9,820
Merrill Lynch/Countrywide Commercial Mortgage Trust
0.618% due 12/12/2049 (a)	90,925	972
5.172% due 12/12/2049	7,165	8,042
5.378% due 08/12/2048	25,620	29,127
5.414% due 07/12/2046	300	340
5.485% due 03/12/2051	33,790	38,566
5.700% due 09/12/2049	73,807	85,971
5.729% due 06/12/2050	29,150	33,471
5.936% due 08/12/2049	61,632	72,129
Morgan Stanley Capital Trust
3.884% due 09/15/2047	2,010	2,168
4.700% due 07/15/2056	100	106
5.168% due 01/14/2042	200	212
5.421% due 03/12/2044	700	772
5.439% due 02/12/2044	16,400	16,946
5.447% due 02/12/2044	530	605
5.514% due 11/12/2049	500	573
5.569% due 12/15/2044	26,700	29,943
5.575% due 04/12/2049	1,390	1,420
5.610% due 04/15/2049	19,095	19,521
5.651% due 06/11/2042	300	352
5.692% due 04/15/2049	58,600	67,433
5.809% due 12/12/2049	58,410	68,542
5.852% due 12/12/2049	118	119
5.889% due 06/11/2049	35,914	41,965
Morgan Stanley Dean Witter Capital
5.500% due 04/25/2017	16	17
Morgan Stanley Mortgage Loan Trust
0.464% due 03/25/2036	4,439	3,072
0.484% due 01/25/2036	9,058	6,430
0.494% due 12/25/2035	103	76
0.514% due 01/25/2035	22	21
0.524% due 01/25/2035	1,924	1,831
1.104% due 02/25/2036	243	198
2.440% due 06/25/2036	3,667	3,442
2.522% due 11/25/2037	23,372	17,304
2.532% due 07/25/2035	4,160	3,805
2.699% due 07/25/2035	1,383	1,165
3.130% due 09/25/2035	7,054	5,816

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.174% due 06/25/2036		$23,074	$16,580
5.701% due 02/25/2047		3,423	2,251
6.000% due 10/25/2037 ^		3,575	2,862
Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037		51,773	48,283
5.787% due 08/12/2045		138,737	160,248
5.787% due 08/15/2045		81,900	94,598
MortgageIT Trust
0.484% due 10/25/2035		18,427	15,944
0.504% due 08/25/2035		8,731	8,394
New York Mortgage Trust
2.909% due 05/25/2036		30,685	26,761
Newgate Funding PLC
0.803% due 12/15/2050	EUR	107,200	125,106
1.107% due 12/15/2050	GBP	26,054	39,511
Nomura Asset Acceptance Corp.
0.424% due 05/25/2035		$696	687
2.677% due 10/25/2035		218	195
5.227% due 02/25/2036 ^		892	741
5.820% due 03/25/2047		2,293	2,330
6.138% due 03/25/2047		2,107	2,141
7.000% due 02/19/2030		1,724	1,730
7.500% due 03/25/2034		1,375	1,495
Nomura Resecuritization Trust
0.667% due 08/27/2047		105,896	99,619
OBP Depositor LLC Trust
4.646% due 07/15/2045		55,950	64,831
Ocwen Residential MBS Corp.
7.000% due 10/25/2040 ^		14	1
Opera Finance PLC
0.385% due 01/15/2015	EUR	13,932	16,542
0.711% due 02/02/2017	GBP	25,522	37,949
0.741% due 04/25/2017		1,443	2,189
Opteum Mortgage Acceptance Corp.
0.464% due 07/25/2035		$625	622
0.584% due 12/25/2035		32,107	25,982
Pacific Collateralized Mortgage Obligation Trust
8.000% due 03/20/2018		13	15
Paine Webber CMO Trust
8.625% due 09/01/2018		1	1
1,359.500% due 08/01/2019 (a)		0	1
Paragon Mortgages PLC
0.751% due 10/15/2041	GBP	2,407	3,291
0.870% due 05/15/2041		26,617	36,735
0.891% due 04/16/2035		5,942	8,283
Permanent Master Issuer PLC
1.495% due 07/15/2042	EUR	29,400	37,999
1.895% due 07/15/2042		7,900	10,350
PHH Alternative Mortgage Trust
0.364% due 02/25/2037		$14,913	11,659
Prime Mortgage Trust
0.604% due 02/25/2019		197	193
0.604% due 02/25/2034		5,122	5,017
0.704% due 02/25/2035		18,751	17,021
5.000% due 02/25/2019		8	8
Provident Funding Mortgage Loan Trust
2.512% due 04/25/2034		6,895	6,972
2.590% due 04/25/2034		1,388	1,401
2.781% due 10/25/2035		4,456	4,509
RBSSP Resecuritization Trust
0.422% due 10/27/2036		5,414	3,163
0.442% due 08/27/2037		8,000	5,897
0.472% due 09/27/2037		9,301	4,682
0.532% due 02/27/2037		6,317	3,856
5.500% due 02/26/2036		1,477	1,470
Real Estate Capital PLC
0.741% due 07/25/2016	GBP	28,192	42,697

24	See Accompanying Notes

March 31, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Regal Trust
2.462% due 09/29/2031	$493	$472
Resecuritization Mortgage Trust
0.454% due 04/26/2021	1	1
Residential Accredit Loans, Inc. Trust
0.304% due 05/25/2037	28,080	19,827
0.334% due 02/25/2037	26,655	21,738
0.344% due 01/25/2037	14,860	12,138
0.354% due 02/25/2037	6,422	4,722
0.354% due 02/25/2047	48,146	29,066
0.384% due 05/25/2036	32,320	24,458
0.384% due 09/25/2036	6,481	4,801
0.384% due 06/25/2046	111,884	54,286
0.389% due 12/25/2036	77	55
0.394% due 07/25/2036	8,149	6,042
0.394% due 08/25/2036	15,381	11,713
0.394% due 09/25/2036	134	99
0.394% due 12/25/2036	7,605	5,574
0.404% due 10/25/2046	22,612	11,297
0.414% due 04/25/2046	21,826	11,062
0.454% due 08/25/2037	9,502	6,706
0.474% due 02/25/2046	4,428	2,391
0.504% due 08/25/2035	983	760
0.509% due 09/25/2046	396	96
0.534% due 03/25/2037	2,357	729
0.604% due 01/25/2033	27	26
0.604% due 11/25/2036 ^	4,049	2,319
0.854% due 07/25/2033	156	148
0.977% due 09/25/2046 ^	7,676	4,164
1.537% due 09/25/2045	445	359
3.241% due 04/25/2035	11,384	10,847
3.364% due 08/25/2035 ^	1,672	978
3.684% due 02/25/2036 ^	1,927	1,312
3.768% due 12/25/2035	26,355	20,488
3.827% due 09/25/2035	1,967	1,574
3.850% due 01/25/2036 ^	19,015	14,673
5.250% due 09/25/2020	21,838	22,126
5.500% due 06/25/2034	5,657	5,637
6.000% due 06/25/2036	122	96
6.500% due 09/25/2037 ^	4,809	3,908
Residential Asset Mortgage Products Trust
8.500% due 10/25/2031	454	500
Residential Asset Securitization Trust
0.604% due 01/25/2046 ^	21,849	9,852
0.654% due 12/25/2036 ^	766	293
0.704% due 03/25/2035	17,280	13,393
5.000% due 08/25/2019	3,775	3,890
5.500% due 06/25/2035	1,100	968
5.750% due 02/25/2036 ^	1,680	1,406
6.000% due 04/25/2037	704	635
6.250% due 10/25/2036 ^	873	653
6.500% due 08/25/2036	2,102	1,461
6.500% due 09/25/2036	2,230	1,699
Residential Funding Mortgage Securities, Inc. Trust
0.604% due 07/25/2018	95	92
3.275% due 09/25/2035 ^	238	195
3.346% due 11/25/2035	2,186	1,916
3.396% due 02/25/2036	6,958	6,075
4.077% due 07/27/2037	23,661	19,677
5.250% due 07/25/2035	5,931	6,117
5.341% due 06/25/2035	3,593	3,588
5.500% due 12/25/2034	1,600	1,651
6.000% due 06/25/2036 ^	4,466	4,162
6.000% due 07/25/2036 ^	5,646	5,431
6.000% due 10/25/2036	24,076	22,397
6.000% due 06/25/2037	2,359	2,132
6.500% due 03/25/2032	323	341

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
ResLoc U.K. PLC
0.727% due 12/15/2043	GBP	4,763	$5,405
RMAC Securities PLC
0.351% due 06/12/2044	EUR	3,544	4,144
0.657% due 06/12/2044	GBP	54,251	75,527
Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048		$48,438	54,481
5.305% due 01/16/2049		3,118	3,117
5.331% due 02/16/2044		21,173	23,919
5.336% due 05/16/2047		29,124	33,125
5.420% due 01/16/2049		28,804	33,106
5.467% due 09/16/2039		8,722	9,828
5.692% due 04/16/2049		26,300	30,460
5.695% due 09/16/2040		7,500	8,702
5.926% due 02/16/2051		42,211	48,860
6.005% due 12/16/2049		37,000	43,796
6.068% due 09/17/2039		2,600	2,930
Salomon Brothers Mortgage Securities, Inc.
0.704% due 05/25/2032		83	75
4.000% due 12/25/2018		76	82
Santa Barbara Savings and Loan Association
9.500% due 11/20/2018		78	83
Sears Mortgage Securities
12.000% due 02/25/2014		4	4
Securitized Asset Sales, Inc.
0.732% due 11/26/2023		121	103
Sequoia Mortgage Trust
0.403% due 07/20/2036		6,407	5,712
0.413% due 06/20/2036		4,172	3,648
0.553% due 07/20/2033		516	511
0.863% due 06/20/2033		44	44
0.903% due 10/19/2026		265	264
0.945% due 05/20/2034		5,844	5,582
0.963% due 10/20/2027		262	260
1.003% due 10/20/2027		17	17
1.085% due 02/20/2034		4,364	4,128
2.640% due 01/20/2047		5,378	4,585
2.651% due 04/20/2035		22,283	22,463
4.725% due 09/20/2046		11,626	10,059
5.362% due 01/20/2047		7,464	6,957
Silenus European Loan Conduit Ltd.
0.376% due 05/15/2019	EUR	20,101	24,394
Storm BV
0.971% due 08/22/2054		3,489	4,495
1.259% due 04/22/2054		1,233	1,597
Structured Adjustable Rate Mortgage Loan Trust
0.424% due 05/25/2037		$279	203
0.424% due 06/25/2037		23,828	19,732
0.504% due 09/25/2034		3,688	3,230
0.504% due 08/25/2036		15,394	11,498
0.524% due 10/25/2035		19,757	16,233
0.684% due 06/25/2035		605	601
1.578% due 01/25/2035		400	302
1.947% due 10/25/2037 ^		1,561	919
2.508% due 03/25/2034		4,428	4,395
2.576% due 09/25/2034		61	61
2.586% due 02/25/2034		4,650	4,714
2.598% due 06/25/2035		4,330	3,970
2.600% due 12/25/2035		5,732	3,725
2.639% due 07/25/2034		2,704	2,696
2.648% due 03/25/2034		120	122
2.649% due 01/25/2035		2,115	1,979
2.652% due 08/25/2034		2,070	2,059
2.653% due 08/25/2035		106	99
2.663% due 09/25/2035		4,915	4,439
2.673% due 01/25/2036 ^		3,824	3,620
2.680% due 12/25/2034		233	224

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.690% due 04/25/2035	$7,777	$7,290
2.718% due 04/25/2034	6,529	6,579
2.735% due 05/25/2036	12,702	10,337
2.786% due 05/25/2034	335	336
2.788% due 11/25/2034	1,594	1,527
2.792% due 09/25/2034	2,438	2,452
2.913% due 02/25/2036 ^	25,463	21,375
2.954% due 11/25/2035 ^	1,277	966
3.013% due 04/25/2036	8,258	7,161
4.524% due 09/25/2036 ^	34,498	20,790
4.994% due 11/25/2036 ^	7,100	6,722
5.093% due 05/25/2036	4,100	3,890
5.103% due 04/25/2036 ^	12,228	9,875
5.175% due 01/25/2036 ^	30,765	24,407
5.272% due 03/25/2036 ^	1,770	1,472
5.278% due 07/25/2035	12,221	11,392
5.500% due 02/25/2036 ^	2,250	1,926
5.588% due 09/25/2036	7,952	7,870
Structured Asset Mortgage Investments, Inc.
0.324% due 08/25/2036	28,434	20,058
0.334% due 03/25/2037	4,700	3,262
0.374% due 03/25/2037 ^	840	93
0.394% due 06/25/2036	1,281	1,000
0.394% due 07/25/2046	44,780	33,395
0.414% due 04/25/2036	1,362	932
0.414% due 08/25/2036	9,334	6,646
0.414% due 05/25/2046	169	103
0.424% due 05/25/2036	50	34
0.424% due 05/25/2046	15,537	8,625
0.424% due 09/25/2047	300	182
0.434% due 05/25/2045	1,345	1,025
0.453% due 07/19/2035	12,201	11,575
0.464% due 05/25/2046 ^	385	60
0.504% due 08/25/2036	1,100	317
0.514% due 12/25/2035	6,211	4,683
0.783% due 07/19/2034	31	31
0.863% due 09/19/2032	6,948	6,898
0.863% due 10/19/2034	944	942
0.903% due 03/19/2034	11	11
1.043% due 10/19/2033	1,149	982
3.177% due 05/25/2022	651	668
9.213% due 06/25/2029	53	56
Structured Asset Securities Corp.
2.063% due 05/25/2032	201	196
2.324% due 07/25/2032	656	649
2.531% due 01/25/2032	1,414	1,280
2.561% due 03/25/2033	2,078	2,052
2.584% due 02/25/2032	1,078	1,109
2.601% due 01/25/2034	6,878	6,651
2.739% due 10/28/2035	475	419
2.768% due 06/25/2033	4,425	4,463
2.858% due 11/25/2033	385	387
5.000% due 05/25/2035	19,629	19,858
5.500% due 06/25/2035	4,821	4,811
5.750% due 02/25/2035	30,250	30,322
7.500% due 10/25/2036	5,002	4,857
7.594% due 04/15/2027	37	38
Structured Mortgage Asset Residential Trust
6.950% due 07/25/2024	31	32
Suntrust Adjustable Rate Mortgage Loan Trust
3.038% due 01/25/2037	14,102	13,051
Suntrust Alternative Loan Trust
0.854% due 12/25/2035	15,027	10,290
5.750% due 12/25/2035	9,884	8,490
TBW Mortgage-Backed Trust
5.630% due 01/25/2037	1,183	757
5.970% due 09/25/2036	5,583	1,508

See Accompanying Notes	25

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.015% due 07/25/2037		$2,269	$1,996
6.500% due 07/25/2036		8,404	4,605
Thornburg Mortgage Securities Trust
0.904% due 12/25/2033		2,878	2,894
1.454% due 06/25/2047		53,075	49,115
2.725% due 10/25/2043		908	900
2.746% due 09/25/2047 ^		118,543	104,003
5.750% due 06/25/2047		77,775	72,668
5.800% due 03/25/2037		37,795	35,523
6.051% due 10/25/2046		369,069	369,271
6.084% due 07/25/2036		244,475	248,972
6.146% due 09/25/2037		12,832	12,738
Titan Europe PLC
0.791% due 10/23/2016	GBP	3,530	5,136
Unite USAF PLC
0.707% due 03/31/2017		29,600	44,507
VNO Mortgage Trust
2.996% due 11/15/2030		$50,000	50,713
Wachovia Bank Commercial Mortgage Trust
0.283% due 06/15/2020		7,961	7,855
0.378% due 06/15/2049		184,222	173,754
5.088% due 08/15/2041		10	10
5.090% due 07/15/2042		2,571	2,601
5.118% due 07/15/2042		100	109
5.215% due 01/15/2041		450	468
5.342% due 12/15/2043		174,950	199,026
5.416% due 01/15/2045		16,615	18,582
5.500% due 10/15/2048		15,920	16,096
5.509% due 04/15/2047		62,108	70,666
5.699% due 05/15/2043		28	28
5.727% due 06/15/2049		1,382	1,423
5.732% due 06/15/2049		18,627	21,463
5.926% due 02/15/2051		20,000	23,036
Wachovia Mortgage Loan Trust LLC
2.627% due 08/20/2035		14,742	13,814
2.951% due 08/20/2035		20,662	20,054
3.055% due 10/20/2035		157	156
5.398% due 10/20/2035		2,790	2,806
5.815% due 03/20/2037 ^		6,627	6,251
WaMu Mortgage Pass-Through Certificates
0.424% due 07/25/2046 ^		127	11
0.434% due 04/25/2045		13,758	12,720
0.464% due 11/25/2045		31,885	29,234
0.474% due 12/25/2045		1,479	1,379
0.484% due 11/25/2045		32,464	29,133
0.494% due 07/25/2045		651	610
0.494% due 10/25/2045		64,531	60,226
0.494% due 12/25/2045		28,437	26,377
0.514% due 01/25/2045		2,060	1,991
0.524% due 01/25/2045		5,498	5,249
0.524% due 07/25/2045		352	339
0.534% due 01/25/2045		7,440	6,910
0.610% due 11/25/2034		6,173	6,140
0.614% due 11/25/2045		671	560
0.614% due 12/25/2045		597	491
0.620% due 11/25/2034		2,108	1,995
0.670% due 06/25/2044		3,408	2,992
0.740% due 11/25/2034		1,024	909
0.877% due 03/25/2047		36,611	27,552
0.878% due 02/25/2047		14,106	10,854
0.917% due 01/25/2047		17,953	13,814
0.927% due 06/25/2047		11,220	9,498
0.937% due 04/25/2047		24,982	21,595
0.947% due 05/25/2047		27,985	23,757
0.987% due 12/25/2046		31,953	28,455
0.987% due 07/25/2047		984	796
0.997% due 12/25/2046		17,116	13,370
1.117% due 05/25/2046		21,330	19,707

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.157% due 06/25/2046	$38,403	$34,650
1.175% due 02/25/2046	3,934	3,632
1.177% due 08/25/2046	322	264
1.371% due 05/25/2041	124	122
1.377% due 11/25/2042	739	710
1.577% due 06/25/2042	1,543	1,492
1.577% due 08/25/2042	708	681
2.115% due 01/25/2037 ^	9,833	7,990
2.211% due 03/25/2033	41	41
2.212% due 02/27/2034	8,434	8,583
2.212% due 07/25/2047	8,521	6,182
2.318% due 04/25/2037	6,711	5,387
2.406% due 12/25/2036 ^	6,372	5,424
2.427% due 09/25/2033	2,373	2,428
2.435% due 08/25/2034	934	928
2.446% due 06/25/2037	43,411	36,389
2.447% due 05/25/2035	78,092	73,700
2.449% due 02/25/2037 ^	17,540	13,903
2.452% due 06/25/2033	7,293	7,484
2.461% due 09/25/2033	316	325
2.462% due 05/25/2046	2,207	1,951
2.462% due 07/25/2046	1,783	1,694
2.462% due 08/25/2046	1,077	1,007
2.462% due 10/25/2046	22,604	20,287
2.462% due 12/25/2046	15,486	13,857
2.463% due 10/25/2035	3,764	3,639
2.471% due 08/25/2035	31,887	31,615
2.486% due 04/25/2035	17,208	16,457
2.486% due 03/25/2036	24,654	22,342
2.490% due 12/25/2035	43,351	40,722
2.491% due 09/25/2035	37,281	35,225
2.494% due 01/25/2033	327	335
2.497% due 03/25/2035	5,978	5,916
2.527% due 12/25/2035	25,000	23,455
2.554% due 06/25/2034	78	79
2.569% due 03/25/2034	1,581	1,612
2.571% due 09/25/2046	12,875	11,395
2.571% due 11/25/2046	5,275	4,991
2.609% due 12/25/2036 ^	23,319	20,024
2.638% due 02/25/2037 ^	39,380	33,746
2.675% due 09/25/2036 ^	15,224	12,776
2.682% due 08/25/2046	9,173	7,847
2.697% due 03/25/2037	77,938	71,771
2.898% due 12/25/2035	6,195	5,936
4.576% due 03/25/2036	35,872	35,068
4.618% due 05/25/2037	392	329
4.684% due 05/25/2037 ^	16,008	13,302
4.732% due 12/25/2036 ^	24,780	23,046
4.926% due 08/25/2036	26,937	23,707
4.929% due 02/25/2037 ^	25,228	21,738
5.013% due 01/25/2036	18,112	17,585
5.039% due 08/25/2036	20,919	19,194
5.050% due 07/25/2037	1,075	997
5.076% due 04/25/2037	4,064	3,792
5.091% due 02/25/2037	1,446	1,388
5.172% due 08/25/2036	13,188	12,149
5.297% due 08/25/2035	4,740	4,726
5.919% due 08/25/2046	28,176	27,053
6.000% due 07/25/2034	1,350	1,408
Washington Mutual Alternative Mortgage Pass-Through Certificates
0.364% due 02/25/2037	31,805	22,398
0.444% due 01/25/2047 ^	10,931	6,314
0.654% due 04/25/2035	22,858	17,037
0.894% due 12/25/2046	46,687	25,229
0.948% due 04/25/2047	794	125
1.147% due 05/25/2046	8,443	5,499
5.500% due 07/25/2035	11,415	11,222
5.500% due 11/25/2035	2,438	2,184

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.500% due 06/25/2037 ^	$5,117	$4,677
6.000% due 06/25/2037 ^	41,654	34,773
6.268% due 07/25/2036	1,960	1,103
Washington Mutual MSC Mortgage Pass-Through Certificates
2.018% due 02/25/2031	3	3
2.232% due 02/25/2033	26	26
2.350% due 05/25/2033	140	138
2.476% due 01/25/2035	701	710
2.679% due 06/25/2033	7,669	7,805
Wells Fargo Alternative Loan Trust
6.250% due 11/25/2037	9,815	9,391
Wells Fargo Commercial Mortgage Trust
2.157% due 10/15/2045 (a)	89,658	12,169
Wells Fargo Mortgage-Backed Securities Trust
0.704% due 07/25/2037	4,278	3,562
2.610% due 01/25/2035	2,899	2,902
2.614% due 07/25/2036 ^	52,183	47,505
2.615% due 06/25/2034	27,214	27,990
2.615% due 01/25/2035	1,552	1,559
2.624% due 12/25/2034	44,826	45,765
2.625% due 01/25/2035	14,124	13,955
2.626% due 09/25/2034	12,167	12,621
2.630% due 10/25/2036 ^	15,632	14,419
2.635% due 09/25/2034	546	547
2.636% due 06/25/2035	8,642	8,852
2.641% due 03/25/2036	156,471	157,324
2.642% due 06/25/2035	76,749	78,020
2.651% due 10/25/2035	31,895	31,153
2.652% due 03/25/2036	4,466	4,155
2.665% due 06/25/2035	2,924	2,994
2.673% due 10/25/2035	21,604	20,752
2.677% due 06/25/2034	7,729	7,863
2.681% due 04/25/2036	437	435
2.682% due 03/25/2035	19,116	19,185
2.683% due 03/25/2035	1,767	1,747
2.684% due 05/25/2035	4,589	4,664
2.695% due 07/25/2036 ^	2,170	1,994
2.696% due 11/25/2034	1,938	1,956
2.710% due 02/25/2034	4,212	4,222
2.712% due 04/25/2036	25,552	24,127
2.740% due 06/25/2035	963	990
2.748% due 08/25/2033	495	509
2.767% due 03/25/2036	14,820	14,623
3.039% due 09/25/2036 ^	7,995	7,102
4.500% due 11/25/2018	3	3
4.581% due 12/25/2033	3,217	3,250
4.611% due 09/25/2033	360	371
4.683% due 12/25/2033	354	365
4.729% due 07/25/2034	63	65
5.000% due 03/25/2036	3,795	3,846
5.007% due 06/25/2033	883	882
5.011% due 03/25/2036	42,704	42,711
5.151% due 10/25/2035	39,817	39,510
5.230% due 05/25/2035	288	288
5.250% due 10/25/2035	5,468	5,744
5.352% due 03/25/2036	530	531
5.500% due 11/25/2035	591	610
5.500% due 01/25/2036	8,908	8,881
5.500% due 02/25/2037	2,504	2,330
5.582% due 04/25/2036	26,327	25,436
5.698% due 04/25/2037	15,216	14,735
5.750% due 03/25/2036	10,625	10,693
5.750% due 02/25/2037	1,366	1,366
5.750% due 04/25/2037	9,284	8,846
6.000% due 06/25/2036 ^	10,668	9,512
6.000% due 08/25/2036	11,123	11,168
6.000% due 03/25/2037 ^	7,975	7,825
6.000% due 04/25/2037	10,340	9,980

26	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.000% due 07/25/2037		$52,205	$52,103
6.000% due 08/25/2037		32,309	32,342
6.250% due 07/25/2037		682	667

Total Mortgage-Backed Securities (Cost $16,624,045)			18,028,788

ASSET-BACKED SECURITIES 2.2%
ACA CLO Ltd.
0.551% due 07/25/2018		90,421	89,529
0.552% due 01/20/2021		20,000	19,649
Academic Loan Funding Trust
1.004% due 12/27/2022		35,740	36,154
Access Group, Inc.
1.601% due 10/27/2025		48,940	49,734
Accredited Mortgage Loan Trust
0.334% due 02/25/2037		3,758	3,391
0.464% due 09/25/2036		7,457	4,416
4.330% due 06/25/2033		4,492	3,888
4.980% due 10/25/2033		3,028	2,662
ACE Securities Corp.
0.264% due 10/25/2036		25	8
0.364% due 08/25/2036		6,000	2,170
0.404% due 12/25/2036		30,045	10,422
0.424% due 08/25/2036		7,710	2,825
0.644% due 11/25/2035		8,600	5,430
1.179% due 11/25/2033		4,010	3,905
AFC Home Equity Loan Trust
0.914% due 12/22/2027		3	3
Ally Auto Receivables Trust
0.910% due 11/17/2014		1,454	1,456
1.380% due 07/15/2014		1	1
ALM Loan Funding
1.089% due 11/20/2020		61,843	61,705
Alzette European CLO S.A.
0.600% due 12/15/2020		3,632	3,609
American Money Management Corp. CLO Ltd.
0.513% due 05/03/2018		6,675	6,662
0.515% due 08/08/2017		21,414	21,398
Ameriquest Mortgage Securities, Inc.
0.404% due 05/25/2035		810	808
0.434% due 11/25/2035		27	27
0.507% due 11/25/2034		751	746
0.724% due 05/25/2034		2,043	1,697
4.929% due 11/25/2035		6,674	6,723
Amortizing Residential Collateral Trust
0.744% due 06/25/2032		246	205
0.784% due 07/25/2032		97	87
0.904% due 10/25/2031		139	118
Aquilae CLO PLC
0.581% due 01/17/2023	EUR	29,057	36,421
Argent Securities, Inc.
0.354% due 06/25/2036		$25,545	9,207
0.354% due 07/25/2036		9,614	3,800
0.354% due 09/25/2036		4,984	2,040
0.404% due 10/25/2035		1,226	1,211
0.444% due 07/25/2036		8,813	3,545
0.474% due 05/25/2036		17,851	6,489
1.329% due 11/25/2034		4,694	3,849
Asset-Backed Funding Certificates Trust
0.364% due 01/25/2037		29,358	15,859
0.424% due 01/25/2037		12,746	6,947
0.514% due 12/25/2034		1,070	1,044
0.904% due 06/25/2034		2,211	2,125
1.064% due 12/25/2030		1,663	1,647
1.254% due 03/25/2034		3,619	2,672
1.299% due 05/25/2032		1,252	1,137

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Asset-Backed Securities Corp. Home Equity Loan Trust
0.284% due 05/25/2037		$739	$642
0.434% due 11/25/2036		7,500	3,552
0.479% due 09/25/2034		2,027	1,953
0.694% due 07/25/2035		980	978
0.964% due 10/25/2034		1	1
1.014% due 06/25/2034		18,019	16,900
1.254% due 12/25/2034		10,000	8,527
1.553% due 04/15/2033		489	470
Avoca CLO Ltd.
0.636% due 10/15/2023	EUR	6,942	8,520
Avoca CLO PLC
0.575% due 09/15/2021		49,887	62,582
Bank of America Auto Trust
2.670% due 12/15/2016		$4,490	4,513
Bank One Issuance Trust
0.453% due 05/16/2016		500	500
Bear Stearns Asset-Backed Securities Trust
0.264% due 01/25/2037		151	148
0.274% due 12/25/2036		1,584	1,542
0.284% due 10/25/2036		19	19
0.294% due 06/25/2047		6	6
0.314% due 11/25/2036		892	579
0.354% due 01/25/2037		6,036	5,653
0.364% due 01/25/2037		25,163	14,728
0.374% due 05/25/2036		8,723	5,942
0.374% due 10/25/2036		18,365	16,304
0.374% due 01/25/2037		18,540	7,916
0.384% due 04/25/2036		18,490	18,206
0.384% due 06/25/2047		10,200	9,443
0.394% due 01/25/2047		4,530	4,463
0.404% due 12/25/2036		25,000	21,986
0.404% due 04/25/2037		12,000	9,424
0.444% due 06/25/2047		7,500	4,165
0.484% due 02/25/2036		106	104
0.484% due 04/25/2036		6,724	5,982
0.524% due 01/25/2047		7,600	6,308
0.554% due 04/25/2037		10,800	3,320
0.604% due 11/25/2034		3,431	2,518
0.604% due 09/25/2046		5,579	4,344
0.724% due 07/25/2035		551	550
0.844% due 12/25/2034		7	7
0.864% due 10/25/2032		3,037	2,814
0.874% due 06/25/2035		14,000	9,711
1.004% due 10/27/2032		967	896
1.204% due 10/25/2037		481	408
1.204% due 11/25/2042		338	331
1.454% due 08/25/2037		10,916	9,058
2.975% due 06/25/2043		1,413	1,446
3.014% due 10/25/2036		257	251
3.084% due 07/25/2036		291	264
Berica ABS SRL
0.513% due 12/30/2055	EUR	64,800	80,593
BNC Mortgage Loan Trust
0.304% due 05/25/2037		$605	590
0.334% due 07/25/2037		5,819	5,369
Callidus Debt Partners CLO Fund Ltd.
0.563% due 04/17/2020		18,951	18,865
1.052% due 01/21/2021		13,372	13,354
Carrington Mortgage Loan Trust
0.264% due 01/25/2037		2,019	1,402
0.304% due 06/25/2037		1,153	1,108
0.324% due 02/25/2037		15	15
0.364% due 10/25/2036		8,877	4,438
0.444% due 06/25/2036		16,000	8,870
0.444% due 10/25/2036		13,800	7,282

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.454% due 10/25/2036	$10,400	$5,258
0.464% due 02/25/2037	25,200	14,351
0.524% due 10/25/2035	3,488	3,472
0.584% due 12/25/2035	21,844	18,384
0.664% due 06/25/2035	3,800	3,413
Chase Funding Mortgage Loan Asset-Backed Certificates
0.764% due 02/25/2033	53	51
0.844% due 08/25/2032	845	765
0.864% due 11/25/2032	23	21
0.944% due 10/25/2032	275	255
4.396% due 02/25/2030	149	150
4.499% due 11/25/2034	13	13
Chase Issuance Trust
1.403% due 05/15/2015	100	100
1.780% due 09/15/2015	1,200	1,209
CIT Group Home Equity Loan Trust
1.254% due 09/25/2030	3,995	3,271
CIT Mortgage Loan Trust
1.454% due 10/25/2037	1,253	1,239
Citibank Credit Card Issuance Trust
4.850% due 04/22/2015	125	125
Citibank Omni Master Trust
2.953% due 08/15/2018	87,740	90,851
4.900% due 11/15/2018	175,000	187,189
5.350% due 08/15/2018	25,000	26,636
Citigroup Mortgage Loan Trust, Inc.
0.264% due 05/25/2037	741	734
0.264% due 07/25/2045	4,853	3,609
0.274% due 05/25/2037	7,307	5,504
0.314% due 08/25/2036	48	48
0.354% due 10/25/2036	6,129	6,064
0.364% due 09/25/2036	7,475	3,772
0.374% due 07/25/2045	16,200	8,217
0.404% due 05/25/2037	8,000	3,968
0.454% due 08/25/2036	24,500	11,295
0.464% due 09/25/2036	5,344	2,704
0.464% due 07/25/2045	7,717	3,782
0.474% due 05/25/2037	17,700	9,105
0.604% due 11/25/2046	6,791	5,080
1.179% due 11/25/2034	19,504	18,307
5.764% due 01/25/2037	2,011	1,352
Columbus Nova CLO Ltd.
0.540% due 05/16/2019	4,870	4,802
Commercial Industrial Finance Corp.
0.552% due 05/10/2021	10,600	10,379
Concord Real Estate CDO Ltd.
0.484% due 12/25/2046	13,657	13,022
Conseco Finance
0.653% due 05/15/2032	61	60
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033	116	121
6.681% due 12/01/2033	260	270
7.490% due 07/01/2031	630	675
Conseco Financial Corp.
6.240% due 12/01/2028	272	283
6.870% due 04/01/2030	490	526
7.140% due 01/15/2029	32	34
Countrywide Asset-Backed Certificates
0.324% due 06/25/2047	35,229	34,297
0.334% due 06/25/2047	3,747	3,685
0.354% due 01/25/2037	14,143	12,233
0.354% due 02/25/2037	28,823	26,221
0.354% due 05/25/2037	23,794	19,688
0.354% due 01/25/2045	19,927	19,633
0.354% due 06/25/2047	61,150	46,466
0.364% due 01/25/2034	5,000	3,872
0.364% due 03/25/2037	7,353	6,401

See Accompanying Notes	27

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.364% due 01/25/2046		$6,257	$5,241
0.374% due 05/25/2037		54,800	44,048
0.374% due 06/25/2047		13,400	10,503
0.384% due 08/25/2036		1,296	1,252
0.384% due 09/25/2036		4,499	4,477
0.394% due 06/25/2036		14,075	13,553
0.424% due 06/25/2037		11,000	4,574
0.444% due 03/25/2037		14,200	4,362
0.454% due 04/25/2036		12,578	12,227
0.454% due 05/25/2036		7,749	7,577
0.474% due 01/25/2036		1,380	1,262
0.494% due 06/25/2036		4,440	3,213
0.494% due 07/25/2036		7,400	5,003
0.494% due 08/25/2036		8,697	3,993
0.504% due 08/25/2035		6,343	5,940
0.504% due 06/25/2036		9,400	6,443
0.514% due 09/25/2037		7,200	2,403
0.544% due 04/25/2036		10,159	7,974
0.544% due 12/25/2036 ^		84	45
0.554% due 05/25/2036		33,100	28,826
0.574% due 11/25/2033		9	9
0.574% due 12/25/2034		3,831	3,733
0.589% due 11/25/2035		10,438	9,294
0.594% due 11/25/2034		3,221	3,132
0.604% due 08/25/2034		853	808
0.654% due 11/25/2034		1,111	1,068
0.654% due 04/25/2036		5,000	3,770
0.684% due 12/25/2031		335	220
0.704% due 08/25/2047		20,000	19,674
0.734% due 05/25/2035		4,213	4,175
0.804% due 07/25/2035		19,000	17,202
0.904% due 11/25/2035		2,000	1,183
0.944% due 05/25/2032		22	20
1.179% due 11/25/2034		6,000	4,858
2.604% due 01/25/2034		22,168	17,010
4.693% due 10/25/2035		12,970	12,557
4.740% due 10/25/2035		1,530	1,524
5.085% due 04/25/2036		2,379	2,340
5.103% due 05/25/2035		3,500	3,355
5.210% due 02/25/2036		11,000	9,039
5.526% due 07/25/2036		14,857	14,148
5.627% due 10/25/2046		46,145	40,178
5.714% due 07/25/2036		4,200	3,431
5.714% due 04/25/2047		10,126	7,280
Credit Suisse First Boston Mortgage Securities Corp.
0.824% due 01/25/2032		1,042	928
0.904% due 07/25/2032		54	40
0.944% due 08/25/2032		2,042	1,611
1.004% due 05/25/2043		1,665	1,483
Credit-Based Asset Servicing and Securitization LLC
0.264% due 11/25/2036		171	85
0.274% due 01/25/2037 ^		42	15
0.324% due 07/25/2037		570	293
0.354% due 11/25/2036		16,487	8,363
0.454% due 07/25/2036		10,000	5,881
0.454% due 04/25/2037		1,752	972
1.304% due 04/25/2032		309	289
4.602% due 03/25/2037 ^		7,925	4,474
4.670% due 08/25/2035		58	59
6.280% due 05/25/2035		1,793	1,845
CSAM Funding
0.744% due 10/15/2016		3,598	3,605
Delta Funding Home Equity Loan Trust
1.023% due 09/15/2029		210	176
Denver Arena Trust
6.940% due 11/15/2019		1,381	1,429
Dryden Leveraged Loan CDO
0.613% due 01/25/2022	EUR	9,128	11,497

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Educational Services of America, Inc.
1.151% due 07/25/2023		$41,740	$42,381
EFS Volunteer LLC
1.151% due 10/26/2026		28,961	28,959
EMC Mortgage Loan Trust
0.654% due 12/25/2042		2,291	1,935
0.654% due 05/25/2043		664	585
0.944% due 05/25/2040		47	44
Equity One ABS, Inc.
0.764% due 11/25/2032		5,622	5,135
Eurocredit CDO BV
0.686% due 02/22/2020	EUR	16,072	20,300
Fieldstone Mortgage Investment Trust
0.364% due 11/25/2036		$17,027	8,411
First Alliance Mortgage Loan Trust
0.963% due 03/20/2031		274	227
First Franklin Mortgage Loan Trust
0.264% due 10/25/2036		17	17
0.344% due 09/25/2036		1,801	1,533
0.444% due 10/25/2036		8,700	4,976
0.484% due 10/25/2035		1,618	1,616
0.604% due 04/25/2035		508	508
0.674% due 07/25/2035		825	812
0.684% due 12/25/2035		3,500	3,082
1.104% due 03/25/2034		6,222	5,468
1.629% due 10/25/2034		2,916	1,908
First NLC Trust
0.274% due 08/25/2037		1,564	781
0.474% due 02/25/2036		19,874	18,084
Ford Auto Securitization Trust
1.960% due 07/15/2015	CAD	37,808	37,584
Ford Credit Auto Owner Trust
2.980% due 08/15/2014		$2,158	2,171
Fraser Sullivan CLO Ltd.
0.540% due 03/15/2020		25,915	25,715
Fremont Home Loan Trust
0.264% due 01/25/2037		43	22
0.354% due 01/25/2037		9,441	4,793
0.374% due 02/25/2036		26,859	19,600
0.374% due 02/25/2037		14,300	7,097
0.444% due 02/25/2037		28,906	14,485
0.454% due 05/25/2036		16,103	6,755
0.534% due 01/25/2036		18,955	11,990
GCO Education Loan Funding Trust
0.368% due 11/25/2020		992	989
GE-WMC Mortgage Securities LLC
0.244% due 08/25/2036		13	5
Globaldrive BV
1.719% due 04/20/2018	EUR	16,830	21,766
GMAC Mortgage Corp. Loan Trust
7.000% due 09/25/2037		$174	160
Greenpoint Manufactured Housing
7.270% due 06/15/2029		538	527
8.300% due 10/15/2026		500	551
Grosvenor Place CLO BV
0.552% due 03/28/2023	EUR	127,000	158,426
GSAA Trust
0.374% due 09/25/2036		$5,218	2,664
0.434% due 03/25/2036		20,981	17,373
0.504% due 03/25/2037		4,260	2,609
0.504% due 05/25/2047		827	557
0.574% due 06/25/2035		9,248	8,809
0.654% due 08/25/2037		13,945	11,354
4.785% due 06/25/2034		92	95
5.486% due 03/25/2036		18,457	13,943
5.995% due 03/25/2046 ^		24,848	20,020

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
GSAMP Trust
0.274% due 12/25/2036		$345	$171
0.304% due 12/25/2046		21,704	11,409
0.354% due 08/25/2036		33,500	20,904
0.354% due 12/25/2046		4,781	2,535
0.384% due 11/25/2035		620	121
0.434% due 03/25/2047		10,726	4,446
0.444% due 08/25/2036		4,000	2,531
0.474% due 04/25/2036		5,500	2,797
0.544% due 01/25/2035		288	282
0.574% due 03/25/2047		2,000	1,076
0.874% due 06/25/2035		4,036	3,967
1.054% due 02/25/2047		73,522	60,613
GSC Partners CDO Fund Ltd.
0.669% due 11/20/2016		1,237	1,239
GSRPM Mortgage Loan Trust
1.604% due 01/25/2032		107	107
Gulf Stream Sextant CLO Ltd.
0.519% due 08/21/2020		13,098	13,023
Halcyon Structured Asset Management Long/Short Ltd.
0.521% due 08/07/2021		169,375	167,536
Harbourmaster CLO Ltd.
0.463% due 06/15/2020	EUR	15,908	20,109
Hewett’s Island CDO Ltd.
0.562% due 08/09/2017		$3,633	3,623
Hewett’s Island CLO Ltd.
0.524% due 12/05/2018		3,361	3,305
Home Equity Asset Trust
0.264% due 05/25/2037		711	707
0.374% due 08/25/2036		5,759	5,649
0.389% due 07/25/2037		8,100	7,225
0.694% due 12/25/2035		12,200	10,287
0.804% due 11/25/2032		154	112
Home Equity Mortgage Loan Asset-Backed Trust
0.444% due 04/25/2047		15,000	8,106
HSBC Home Equity Loan Trust
0.353% due 03/20/2036		9,385	9,307
0.363% due 01/20/2036		6,038	5,926
0.473% due 01/20/2035		1,844	1,797
0.493% due 01/20/2034		34,931	34,783
HSI Asset Loan Obligation Trust
0.264% due 12/25/2036		155	54
HSI Asset Securitization Corp. Trust
0.254% due 10/25/2036		323	159
0.384% due 04/25/2037		54,858	30,155
Hyde Park CDO BV
0.568% due 06/14/2022	EUR	15,245	19,124
ICE EM CLO
0.815% due 08/15/2022		$122,000	116,200
IMC Home Equity Loan Trust
5.394% due 07/25/2026		44	39
7.310% due 11/20/2028		20	20
7.520% due 08/20/2028		15	15
Indymac Residential Asset-Backed Trust
0.414% due 04/25/2037		6,600	3,899
0.444% due 11/25/2036		24,500	12,274
0.454% due 03/25/2036		13,960	13,159
IXIS Real Estate Capital Trust
0.544% due 02/25/2036		382	371
JPMorgan Mortgage Acquisition Corp.
0.264% due 03/25/2047		1,499	1,405
0.284% due 08/25/2036		400	149
0.284% due 03/25/2037		6	6
0.351% due 07/25/2036		28,016	13,239
0.364% due 07/25/2036		10,459	5,078
0.394% due 05/25/2035		468	449

28	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.394% due 03/25/2047		$25,812	$13,382
0.464% due 05/25/2037		4,600	3,069
Jubilee CDO BV
0.536% due 09/20/2022	EUR	16,446	20,506
0.806% due 10/15/2019		6,772	8,617
Jubilee CDO I-R BV
0.580% due 07/30/2024		6,400	7,810
L.A. Arena Funding LLC
7.656% due 12/15/2026		$175	201
Landmark CDO Ltd.
0.587% due 06/01/2017		1,285	1,278
LCM Ltd.
0.512% due 03/21/2019		18,200	17,918
Lehman ABS Mortgage Loan Trust
0.294% due 06/25/2037		6,004	3,431
Lehman XS Trust
0.374% due 10/25/2036		21,914	17,996
0.374% due 12/25/2036 ^		3,430	2,160
0.394% due 11/25/2046		547	418
0.404% due 08/25/2046		25,470	19,253
0.434% due 04/25/2046		32,345	22,591
0.464% due 02/25/2046		6,111	4,196
0.474% due 12/25/2035		121	104
0.484% due 08/25/2035		41	38
1.704% due 07/25/2035		10,635	10,080
5.420% due 11/25/2035		1,711	1,695
Long Beach Mortgage Loan Trust
0.764% due 10/25/2034		5,242	4,701
1.029% due 06/25/2035		2,006	1,964
1.134% due 04/25/2035		6,000	5,589
Magi Funding PLC
0.671% due 04/11/2021	EUR	58,991	73,955
Marathon CLO Ltd.
0.550% due 12/20/2019		$27,194	26,864
Massachusetts Educational Financing Authority
1.251% due 04/25/2038		6,275	6,342
MASTR Asset-Backed Securities Trust
0.254% due 01/25/2037		153	49
0.284% due 05/25/2037		105	104
0.434% due 02/25/2036		6,843	6,763
0.444% due 03/25/2036		10,700	5,481
0.504% due 05/25/2037		26,147	22,764
5.471% due 11/25/2035		3,890	3,810
5.719% due 02/25/2036		9,221	9,313
MASTR Specialized Loan Trust
0.604% due 07/25/2034		592	578
Merrill Lynch First Franklin Mortgage Loan Trust
0.374% due 04/25/2037		5,061	2,788
Merrill Lynch Mortgage Investors Trust
0.264% due 11/25/2037		2,894	1,319
0.274% due 04/25/2047		21,597	11,189
0.314% due 03/25/2037		10,188	7,032
0.324% due 02/25/2037		1,548	588
0.354% due 08/25/2037		70,000	34,267
0.374% due 07/25/2037		8,000	3,636
0.464% due 03/25/2037		75,100	39,448
0.524% due 03/25/2037		3,000	1,593
MESA Trust
1.004% due 12/25/2031		1,253	966
Mid-State Trust
6.005% due 08/15/2037		425	462
7.340% due 07/01/2035		849	917
7.791% due 03/15/2038		3,191	3,338
8.330% due 04/01/2030		1,735	1,804
Morgan Stanley ABS Capital
0.254% due 07/25/2036		353	139
0.264% due 12/25/2036		4,757	2,518

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.264% due 05/25/2037	$3,153	$1,690
0.294% due 01/25/2037	9,039	4,619
0.304% due 11/25/2036	2,999	2,145
0.314% due 03/25/2037	10,907	4,708
0.344% due 10/25/2036	42,560	22,733
0.354% due 09/25/2036	14,300	5,701
0.354% due 10/25/2036	10,800	5,279
0.354% due 11/25/2036	26,000	13,637
0.354% due 12/25/2036	3,836	2,055
0.364% due 09/25/2036	6,000	2,942
0.384% due 03/25/2037	7,392	3,226
0.424% due 10/25/2036	4,000	2,161
0.434% due 09/25/2036	4,482	2,315
0.434% due 10/25/2036	2,500	1,243
0.434% due 02/25/2037	15,909	7,376
0.454% due 08/25/2036	25,200	11,513
0.454% due 03/25/2037	52,042	22,967
0.454% due 05/25/2037	5,650	3,024
0.544% due 03/25/2037	5,421	2,426
0.564% due 02/25/2037	12,820	6,066
0.634% due 09/25/2035	3,000	2,330
0.944% due 01/25/2034	106	104
1.004% due 07/25/2037	8,431	7,651
1.059% due 03/25/2034	7,934	7,418
1.104% due 05/25/2034	17,996	16,601
1.149% due 06/25/2034	3,948	3,806
1.204% due 03/25/2033	1,977	1,808
1.224% due 08/25/2034	1,015	951
Morgan Stanley Dean Witter Capital
1.479% due 09/25/2032	3,755	3,503
1.554% due 02/25/2033	2,229	1,994
Morgan Stanley Home Equity Loan Trust
0.434% due 04/25/2037	10,000	5,271
0.554% due 04/25/2037	7,513	4,021
Morgan Stanley IXIS Real Estate Capital Trust
0.254% due 11/25/2036	9	4
0.314% due 11/25/2036	182	81
Morgan Stanley Mortgage Loan Trust
0.274% due 01/25/2047	13	12
0.284% due 11/25/2036	5,603	2,609
0.434% due 02/25/2037	1,119	617
0.564% due 04/25/2037	4,889	2,512
5.577% due 10/25/2046 ^	2,419	1,494
5.726% due 10/25/2036 ^	2,219	1,314
5.750% due 11/25/2036 ^	2,659	1,497
5.750% due 04/25/2037 ^	1,382	1,164
6.000% due 07/25/2047 ^	1,482	1,177
Nelnet Student Loan Trust
1.001% due 07/25/2018	16,314	16,382
1.231% due 10/25/2019	5,000	5,075
New Century Home Equity Loan Trust
0.464% due 06/25/2035	810	804
0.474% due 09/25/2035	3,239	3,214
0.484% due 10/25/2035	10,486	10,150
1.089% due 05/25/2034	2,761	2,580
3.204% due 01/25/2033	6,995	5,942
Nomura Home Equity Loan, Inc.
0.534% due 10/25/2036	31,142	10,662
Novastar Home Equity Loan
0.304% due 01/25/2037	6,165	2,383
0.324% due 11/25/2036	2,131	826
0.354% due 09/25/2036	27,862	13,106
0.354% due 03/25/2037	6,952	3,450
0.374% due 11/25/2036	15,460	6,045
0.384% due 03/25/2037	5,755	2,870
0.414% due 01/25/2037	27,732	10,939
0.454% due 10/25/2036	8,828	3,949
0.914% due 12/25/2033	1,202	1,152

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
NYLIM Flatiron CLO Ltd.
0.513% due 08/08/2020		$10,750	$10,550
Oakwood Mortgage Investors, Inc.
7.650% due 04/15/2027		47	47
Octagon Investment Partners Ltd.
0.647% due 12/02/2016		8	8
Option One Mortgage Loan Trust
0.344% due 01/25/2037		27,628	14,238
0.384% due 04/25/2037		11,308	6,881
0.444% due 04/25/2037		5,000	2,562
0.454% due 07/25/2037		5,000	2,633
Ownit Mortgage Loan Trust
0.354% due 05/25/2037		28,475	13,759
Palisades CDO Ltd.
0.662% due 07/22/2039		46,669	42,936
Panhandle-Plains Higher Education Authority, Inc.
1.414% due 10/01/2035		29,791	30,234
Park Place Securities, Inc.
0.464% due 09/25/2035		247	240
0.754% due 03/25/2035		8,000	7,098
0.854% due 10/25/2034		10,700	10,479
Penta CLO S.A.
0.564% due 06/04/2024	EUR	58,970	71,674
People’s Choice Home Loan Securities Trust
1.149% due 05/25/2035		$7,000	3,601
1.554% due 01/25/2035		6,500	4,531
Popular ABS Mortgage Pass-Through Trust
0.294% due 06/25/2047		10,803	9,603
0.414% due 01/25/2037		7,000	4,965
Primus CLO Ltd.
0.537% due 07/15/2021		163,977	158,356
RAAC Series
0.474% due 05/25/2036		2,694	2,287
0.604% due 06/25/2047		1,700	1,490
1.404% due 09/25/2047		9,617	9,417
Renaissance Home Equity Loan Trust
0.564% due 11/25/2034		457	433
0.704% due 12/25/2033		246	247
0.904% due 08/25/2032		104	91
5.565% due 02/25/2036		12	10
Residential Asset Mortgage Products Trust
0.374% due 05/25/2036		2,178	2,148
0.484% due 05/25/2037		23,415	17,498
0.504% due 03/25/2036		34,000	21,702
0.714% due 06/25/2035		4,090	3,710
5.072% due 04/25/2034		1,482	1,539
Residential Asset Securities Corp. Trust
0.354% due 08/25/2036		3,476	2,959
0.354% due 09/25/2036		5,731	5,585
0.364% due 06/25/2036		3,051	2,800
0.364% due 07/25/2036		4,937	4,769
0.384% due 04/25/2036		7,227	6,734
0.384% due 04/25/2037		24,208	23,675
0.454% due 08/25/2036		23,900	15,451
0.454% due 04/25/2037		14,000	11,074
0.474% due 07/25/2036		12,000	5,146
0.644% due 11/25/2035		6,840	5,574
0.674% due 09/25/2035		3,000	2,089
0.704% due 07/25/2032 ^		5	4
1.029% due 07/25/2034		2,105	1,920
Residential Mortgage Loan Trust
1.704% due 09/25/2029		12	12
RMF Euro CDO S.A.
0.561% due 09/11/2022	EUR	13,795	17,344
0.814% due 02/25/2015		7,773	9,850

See Accompanying Notes	29

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SACO, Inc.
0.624% due 03/25/2036		$110	$88
0.704% due 12/25/2035		117	101
Salomon Brothers Mortgage Securities, Inc.
0.764% due 09/25/2028		736	717
Saxon Asset Securities Trust
0.374% due 10/25/2046		25,060	18,614
0.724% due 08/25/2032		19	19
Securitized Asset-Backed Receivables LLC
0.244% due 01/25/2037		65	63
0.264% due 12/25/2036 ^		338	104
0.334% due 05/25/2037 ^		1,172	648
0.454% due 03/25/2036		15,310	8,647
1.164% due 01/25/2036		5,000	3,478
SG Mortgage Securities Trust
0.354% due 10/25/2036		20,988	10,232
Sherwood Castle Funding PLC
0.413% due 03/15/2016	EUR	18,000	23,022
0.687% due 06/15/2016	GBP	5,200	7,871
SLC Student Loan Trust
1.180% due 06/15/2021		$4,300	4,387
4.750% due 06/15/2033		27,170	25,807
SLM Student Loan Trust
0.301% due 07/25/2017		5,574	5,567
0.381% due 10/25/2021		6,735	6,735
0.391% due 10/25/2022		1,611	1,612
0.411% due 04/25/2017		91	91
0.420% due 03/15/2017		901	899
0.431% due 01/25/2019		3,817	3,817
0.441% due 04/25/2017		2,136	2,136
0.451% due 01/25/2021		80,939	80,900
0.463% due 12/15/2023	EUR	142	178
0.471% due 04/27/2020		$8,083	8,085
0.473% due 09/15/2021	EUR	8,573	10,951
0.473% due 06/17/2024		28,522	35,754
0.631% due 01/25/2022		$12,000	11,864
0.701% due 04/25/2023		20,000	20,167
0.759% due 10/26/2026	EUR	2,500	3,116
0.801% due 10/25/2017		$67,384	67,840
0.851% due 10/25/2017		84	85
0.951% due 04/25/2019		700	699
1.051% due 01/25/2019		40,000	40,162
1.201% due 07/25/2023		700	702
1.401% due 10/25/2016		486	488
1.401% due 07/25/2023		5,000	5,081
1.480% due 12/15/2033		28,160	27,848
1.601% due 01/25/2018		1,490	1,516
1.603% due 12/15/2023		26,201	26,530
1.801% due 04/25/2023		718,791	748,557
2.001% due 07/25/2023		3,075	3,247
2.453% due 06/16/2042		18,000	18,728
2.853% due 12/16/2019		42,483	43,653
3.200% due 05/16/2044		4,473	4,683
3.453% due 05/16/2044		50,909	53,996
3.500% due 08/17/2043		74,206	71,198

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Soundview Home Loan Trust
0.264% due 11/25/2036	$1,357	$519
0.284% due 06/25/2037	469	447
0.364% due 01/25/2037	7,000	4,194
0.384% due 08/25/2037	4,000	2,585
0.414% due 06/25/2037	28,400	13,862
0.444% due 07/25/2036	10,000	5,370
0.454% due 08/25/2037	3,828	1,648
0.464% due 02/25/2037	15,251	6,457
0.484% due 06/25/2037	23,637	11,508
0.504% due 11/25/2035	8	7
South Carolina Student Loan Corp.
0.837% due 03/01/2018	1,050	1,053
1.037% due 03/02/2020	700	704
1.287% due 09/03/2024	600	611
Specialty Underwriting & Residential Finance
0.264% due 01/25/2038	359	349
0.304% due 11/25/2037	1,534	1,160
0.504% due 12/25/2036	9,514	6,400
0.554% due 09/25/2036	4,863	4,764
0.884% due 01/25/2034	23	20
5.850% due 02/25/2037	8,936	5,213
Stone Tower CLO Ltd.
0.533% due 04/17/2021	5,000	4,842
Structured Asset Investment Loan Trust
0.354% due 09/25/2036	32,440	24,256
0.364% due 05/25/2036	4,438	3,116
0.564% due 10/25/2035	8,540	8,282
0.904% due 04/25/2033	2,194	2,114
1.104% due 01/25/2035	49,123	48,816
1.134% due 01/25/2035	46,787	36,514
1.179% due 01/25/2035	10,188	2,338
1.329% due 01/25/2035	3,957	142
1.584% due 04/25/2033	3,154	2,720
1.779% due 01/25/2035	4,313	95
1.929% due 01/25/2035	5,776	72
2.154% due 01/25/2035	2,882	21
Structured Asset Securities Corp.
0.304% due 01/25/2037	315	283
0.314% due 01/25/2037	8,726	8,419
0.344% due 05/25/2047	9,438	7,658
0.354% due 05/25/2037	425	419
0.374% due 12/25/2036	21,000	14,512
0.384% due 01/25/2037	4,218	1,906
0.504% due 06/25/2035	4,149	3,617
0.604% due 05/25/2034	7	6
0.784% due 01/25/2033	3,999	3,847
1.704% due 04/25/2035	17,802	16,510
5.180% due 10/25/2034	2,761	2,873
5.410% due 06/25/2033	74	74

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Symphony CLO Ltd.
0.530% due 05/15/2019		$92,000	$90,970
Triaxx Prime CDO
0.464% due 10/02/2039		173,878	124,323
Trimaran CLO Ltd.
0.549% due 11/01/2018		9,349	9,234
Wachovia Loan Trust
0.564% due 05/25/2035		1,861	1,684
Washington Mutual Asset-Backed Certificates Trust
0.264% due 10/25/2036		2,486	995
Wind River CLO Ltd.
0.610% due 12/19/2016		1,804	1,798
WMC Mortgage Loan Pass-Through Certificates
0.883% due 05/15/2030		1,819	1,765
Wood Street CLO BV
0.587% due 03/29/2021	EUR	30,859	38,774

Total Asset-Backed Securities (Cost $6,017,197)			6,293,342

SOVEREIGN ISSUES 12.7%
1Malaysia Sukuk Global Bhd.
3.928% due 06/04/2015		$14,300	15,171
Autonomous Community of Catalonia
2.125% due 10/01/2014	CHF	4,000	4,074
3.875% due 04/07/2015	EUR	10,650	13,321
3.875% due 09/15/2015		3,285	4,100
4.125% due 04/23/2013		2,200	2,811
4.300% due 11/15/2016		4,750	5,885
4.950% due 02/11/2020		1,750	1,991
Autonomous Community of Madrid Spain
4.200% due 09/24/2014		113,000	147,746
4.305% due 03/06/2014		55,600	73,088
5.750% due 02/01/2018		27,900	37,015
Autonomous Community of Valencia Spain
3.250% due 07/06/2015		2,713	3,342
4.000% due 11/02/2016		4,900	5,956
4.375% due 07/16/2015		3,507	4,420
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017		46,200	64,255
5.500% due 07/12/2020		$600	679
6.369% due 06/16/2018		10,000	11,600
6.500% due 06/10/2019		5,000	5,887
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017	BRL	10,729,413	5,438,482
10.000% due 01/01/2021		774,465	389,745
10.000% due 01/01/2023		125,201	62,681

30	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Hydro-Quebec
0.563% due 09/30/2013 (g)		$5,600	$4,148
8.400% due 01/15/2022		150	215
Indonesia Government International Bond
6.750% due 03/10/2014		5,000	5,244
6.875% due 03/09/2017		3,000	3,499
7.250% due 04/20/2015		12,800	14,224
7.500% due 01/15/2016		21,037	24,193
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (f)	EUR	30,586	37,836
2.100% due 09/15/2021 (f)		78,113	93,104
2.500% due 03/01/2015		779,400	1,007,009
2.750% due 12/01/2015		239,900	308,835
3.000% due 04/15/2015		113,100	147,282
3.000% due 06/15/2015		300,000	389,827
3.000% due 11/01/2015 (k)		456,800	593,689
3.500% due 11/01/2017		560,800	720,031
3.750% due 08/01/2015		728,200	961,090
3.750% due 04/15/2016		465,200	615,656
3.750% due 08/01/2016		426,400	562,910
4.000% due 02/01/2017		137,100	181,316
4.250% due 07/01/2014		450,000	594,564
4.250% due 08/01/2014		263,000	348,649
4.250% due 02/01/2015		234,300	312,440
4.500% due 07/15/2015		1,248,950	1,673,173
4.500% due 03/01/2026 (k)		23,600	29,706
4.750% due 09/15/2016		1,146,000	1,557,729
4.750% due 05/01/2017		894,700	1,206,658
4.750% due 06/01/2017		1,187,200	1,601,358
5.000% due 03/01/2025		50,000	65,706
5.250% due 08/01/2017		213,400	293,864
5.500% due 11/01/2022		35,600	48,538
6.000% due 11/15/2014		358,400	489,585

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Italy Certificati Di Credito Del Tesoro
0.000% due 05/30/2014	EUR	434,600	$547,789
0.000% due 09/30/2014		404,200	504,368
Italy Government International Bond
2.125% due 09/16/2013		$12,500	12,534
4.750% due 01/25/2016		2,000	2,106
Junta de Castilla y Leon
6.270% due 02/19/2018	EUR	32,200	43,204
6.505% due 03/01/2019		32,400	43,657
Korea Housing Finance Corp.
4.125% due 12/15/2015		$95,800	103,420
Mexico Government International Bond
4.050% due 03/19/2015	MXN	100,000	8,105
4.250% due 07/14/2017	EUR	28,400	40,482
4.490% due 01/04/2018	MXN	125,000	10,068
5.000% due 06/15/2017		1,295,000	106,646
6.000% due 06/18/2015		386,600	32,519
6.250% due 06/16/2016		5,653,100	482,995
7.750% due 12/14/2017		438,170	40,185
9.000% due 06/20/2013		9,401,000	770,014
10.000% due 12/05/2024		8,574,100	999,937
New South Wales Treasury Corp. CPI Linked Bond
2.500% due 11/20/2035	AUD	10,000	12,676
New Zealand Government CPI Linked Bond
2.000% due 09/20/2025	NZD	25,000	22,516
Panama Government International Bond
7.250% due 03/15/2015		$20,700	23,132
Province of British Columbia
3.700% due 12/18/2020	CAD	10,000	10,831
4.300% due 06/18/2042		36,600	41,451
Province of Ontario
1.600% due 09/21/2016		$8,200	8,445
1.650% due 09/27/2019		104,500	104,618
1.900% due 09/08/2017	CAD	50,000	49,500
2.450% due 06/29/2022		$10,000	10,054
2.850% due 06/02/2023	CAD	109,400	108,129
3.000% due 07/16/2018		$17,300	18,810
3.150% due 06/02/2022	CAD	1,233,700	1,263,112
4.000% due 10/07/2019		$34,655	39,623
4.000% due 06/02/2021	CAD	1,234,800	1,351,443
4.200% due 03/08/2018		77,400	84,585

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.200% due 06/02/2020	CAD	574,200	$635,678
4.300% due 03/08/2017		334,700	362,669
4.400% due 06/02/2019		204,875	228,179
4.400% due 04/14/2020		$18,900	22,121
4.600% due 06/02/2039	CAD	120,460	139,590
4.650% due 06/02/2041		282,000	332,417
4.700% due 06/02/2037		49,700	57,972
5.500% due 06/02/2018		71,100	82,115
5.600% due 06/02/2035		75,000	97,270
5.850% due 03/08/2033		165,000	217,875
6.200% due 06/02/2031		5,000	6,774
6.500% due 03/08/2029		26,200	36,004
7.600% due 06/02/2027		20,000	29,462
Province of Quebec
2.625% due 02/13/2023		$25,000	25,186
2.750% due 08/25/2021		172,200	179,225
3.000% due 09/01/2023	CAD	48,100	47,705
3.500% due 07/29/2020		$10,800	11,987
3.500% due 12/01/2022	CAD	706,753	737,100
4.250% due 12/01/2021		694,200	768,745
4.250% due 12/01/2043		62,600	68,569
4.500% due 12/01/2016		20,700	22,482
4.500% due 12/01/2017		102,300	112,662
4.500% due 12/01/2018		255,500	284,352
4.500% due 12/01/2019		357,000	399,802
4.500% due 12/01/2020		1,241,100	1,396,416
4.625% due 05/14/2018		$1,000	1,168
5.000% due 12/01/2041	CAD	25,000	30,434
5.750% due 12/01/2036		25,000	32,666
7.500% due 09/15/2029		$210	315
Qatar Government International Bond
4.000% due 01/20/2015		65,000	68,672
5.150% due 04/09/2014		9,100	9,498
5.250% due 01/20/2020		85,200	99,727
Republic of Korea
5.750% due 04/16/2014		10,000	10,515

See Accompanying Notes	31

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Spain Government International Bond
3.000% due 04/30/2015	EUR	42,700	$55,368
3.150% due 01/31/2016		42,200	54,427
3.750% due 10/31/2015		1,230,800	1,611,623
3.800% due 01/31/2017		10,400	13,505
4.000% due 07/30/2015		430,200	568,906
4.250% due 10/31/2016		293,100	386,636
4.400% due 01/31/2015 (k)		163,900	218,478
4.750% due 07/30/2014		50,000	66,560
Xunta de Galicia
5.763% due 04/03/2017		104,300	138,397
6.131% due 04/03/2018		61,600	82,473
6.964% due 12/28/2017		600	831

Total Sovereign Issues (Cost $36,842,523)			36,833,837

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.		144,918	186,763

7.500% due 12/31/2049 (g)

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (d)		8,712,560	0
6.250% due 07/14/2033 (d)		475,440	0

			0

Total Convertible Preferred Securities (Cost $166,446)			186,763

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Ally Financial, Inc.
7.000% due 04/29/2013 (g)		8,000	7,912
7.250% due 02/07/2033		2,654,829	67,672
7.300% due 03/09/2031		1,573,542	40,126
7.350% due 08/08/2032		517,462	13,252
Citigroup Capital
7.875% due 10/30/2040		900,000	25,731
Santander Finance Preferred S.A.U.
10.500% due 09/29/2014 (g)		1,200,000	32,712
SLM Corp. CPI Linked Security
3.740% due 03/15/2017		4,700	116

			187,521

INDUSTRIALS 0.0%
CoBank ACB
6.250% due 10/01/2022 (g)		40,000	4,271

Total Preferred Securities (Cost $183,494)			191,792

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 6.0%

CERTIFICATES OF DEPOSIT 0.6%
Abbey National Treasury Services PLC
1.572% due 04/25/2013	$26,570	$26,593
1.631% due 06/10/2013	55,500	55,636
Banco do Brasil S.A.
0.000% due 01/24/2014	176,800	175,256
0.000% due 03/27/2014	62,000	61,245
Dexia Credit Local S.A.
1.400% due 09/20/2013	446,700	447,992
1.500% due 09/27/2013	395,400	396,789
1.650% due 09/12/2013	3,700	3,715
1.700% due 09/06/2013	114,600	115,059
Itau Unibanco Holding S.A.
0.000% due 10/31/2013	262,300	260,138
0.000% due 11/01/2013	109,650	108,572
0.000% due 11/08/2013	113,300	112,150

		1,763,145

COMMERCIAL PAPER 0.5%
British Telecommunications PLC
1.730% due 06/05/2013	50,000	49,968
Daimler Finance North America LLC
0.870% due 11/05/2013	20,000	19,932
0.950% due 11/05/2013	36,250	36,127
Electricite de France S.A.
0.800% due 01/10/2014	17,400	17,326
0.810% due 01/10/2014	11,915	11,864
Ford Motor Credit Co. LLC
1.020% due 04/02/2013	35,000	34,999
1.020% due 04/08/2013	75,000	74,985
1.020% due 04/09/2013	25,000	24,994
1.021% due 11/22/2013	260,400	258,587
1.030% due 05/01/2013	21,125	21,107
1.040% due 05/20/2013	800	799
Nisource Finance Corp.
1.050% due 04/01/2013	20,000	20,000
Santander S.A.
2.200% due 04/02/2013	196,800	196,788
3.100% due 10/01/2013	787,900	783,944

		1,551,420

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
REPURCHASE AGREEMENTS 0.1%
Banc of America Securities LLC
0.210% due 04/01/2013	$2,500	$2,500
(Dated 03/28/2013. Collateralized by U.S. Treasury Notes 0.625% due 05/31/2017 valued at $2,556. Repurchase proceeds are $2,500.)
Barclays, Inc.
0.210% due 04/01/2013	251,000	251,000

(Dated 03/28/2013. Collateralized by U.S. Treasury Bonds 4.500% due 05/15/2038 valued at $255,124 and U.S. Treasury Inflation Protected Securities 2.000% due 01/15/2014 valued at $1,021. Repurchase proceeds are $251,006.)

BNP Paribas Securities Corp.
0.260% due 04/01/2013	1,500	1,500
(Dated 03/28/2013. Collateralized by Fannie Mae 3.000% due 03/01/2043 valued at $1,558. Repurchase proceeds are $1,500.)
Citigroup Global Markets, Inc.
0.200% due 04/01/2013	20,800	20,800
(Dated 03/28/2013. Collateralized by U.S. Treasury Notes 0.250% due 06/30/2014 valued at $21,232. Repurchase proceeds are $20,800)
0.220% due 04/01/2013	1,000	1,000
(Dated 03/28/2013. Collateralized by U.S. Treasury Notes 0.125% due 12/31/2013 valued at $1,025. Repurchase proceeds are $1,000)
0.240% due 04/01/2013	3,000	3,000
(Dated 03/28/2013. Collateralized by Freddie Mac 1.020% due 10/16/2017 valued at $3,064. Repurchase proceeds are $3,000)
JPMorgan Securities, Inc.
0.240% due 04/01/2013	1,000	1,000
(Dated 03/28/2013. Collateralized by Freddie Mac 2.255% due 12/05/2022 valued at $1,044. Repurchase proceeds are $1,000.)
Morgan Stanley & Co., Inc.
0.220% due 04/01/2013	20,000	20,000
(Dated 03/28/2013. Collateralized by U.S. Treasury Bonds 4.500% due 05/15/2038 valued at $20,353. Repurchase proceeds are $20,000.)

32	See Accompanying Notes

March 31, 2013

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
RBS Securities, Inc.
0.210% due 04/01/2013		$49,200	$49,200
(Dated 03/28/2013. Collateralized by U.S. Treasury Notes 1.750% due 01/31/2014 valued at $50,209. Repurchase proceeds are $49,201.)
State Street Bank and Trust Co.
0.010% due 04/01/2013		37,835	37,835
(Dated 03/28/2013. Collateralized by Fannie Mae 2.140% due 11/07/2022 valued at $32,095 and Freddie Mac 1.960% due 11/07/2022 valued at $6,500. Repurchase proceeds are $37,835.)

			387,835

SHORT-TERM NOTES 0.0%
Appalachian Power Co.
0.665% due 08/16/2013		7,000	7,008

MEXICO TREASURY BILLS 0.9%
4.288% due 04/04/2013 - 06/13/2013 (e)	MXN	32,488,532	2,623,886

U.S. TREASURY BILLS 0.0%
0.124% due 02/06/2014 (o)		$2,561	2,558

	SHARES	MARKET VALUE (000s)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES (h) 3.9%
PIMCO Short-Term Floating NAV Portfolio	79	$1
PIMCO Short-Term Floating NAV Portfolio III	1,120,397,042	11,196,127

		11,196,128

Total Short-Term Instruments (Cost $17,439,690)		17,531,980

Total Investments 112.1% (Cost $313,580,464)		$324,980,830
Written Options (q) (0.0%) (Premiums $496,169)		(108,225)
Other Assets and Liabilities (Net) (12.1%)		(35,047,356)

Net Assets 100.0%		$289,825,249

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity, date shown represents next contractual call date.
(h)	Affiliated to the Fund.
(i)	The average amount of borrowings while outstanding during the period ended March 31, 2013 was $3,919,251 at a weighted average interest rate of 0.000%.
(j)	Securities with an aggregate market value of $2,266,110 have been pledged as collateral for the following open reverse repurchase agreements as governed by Master Repurchase Agreements as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount		Payable for Reverse Repurchase Agreements
BRC	(1.250%)	02/28/2013	02/27/2015	$	3,509	$(3,506)
DEU	(0.500%)	03/14/2013	03/13/2015		5,963	(5,961)
	0.120%	03/25/2013	04/08/2013		298,875	(298,882)
	0.140%	03/25/2013	04/04/2013		195,750	(195,755)
RBS	0.020%	03/28/2013	04/01/2013		521,950	(521,951)
	0.050%	03/22/2013	04/03/2013		453,938	(453,944)
RDR	(0.050%)	03/27/2013	04/03/2013		353,500	(353,498)
	0.080%	03/22/2013	04/01/2013		427,388	(427,397)

						$(2,260,894)

(k)	Securities with an aggregate market value of $7,522,081 have been pledged or delivered as collateral for forward settling transactions, such as delayed-delivery or sale-buyback financing transactions as governed by Master Securities Forward Transaction Agreements as of March 31, 2013.

See Accompanying Notes	33

Schedule of Investments PIMCO Total Return Fund (Cont.)

(l)	Sale-buyback financing transactions as of March 31, 2013:

Counterparty	Borrowing Rate	Settlement Date	Maturity Date	Borrowing Amount		Payable for Sale-Buyback Financing Transactions (1)
BPS	(0.070%)	03/28/2013	04/05/2013	EUR	170,824	$(219,070)
	(0.010%)	03/22/2013	04/15/2013	$	453,964	(454,311)
	0.050%	03/28/2013	04/05/2013	EUR	468,828	(601,165)
BRC	(0.050%)	03/28/2013	04/01/2013	$	451,431	(451,429)
	(0.020%)	03/28/2013	04/01/2013		250,221	(250,220)
	0.000%	03/28/2013	04/01/2013		501,882	(501,882)
	0.080%	03/20/2013	04/03/2013		573,977	(574,015)
GLM	(0.050%)	03/27/2013	04/02/2013		785,473	(785,494)
	(0.010%)	03/18/2013	04/15/2013		453,302	(453,648)
	(0.010%)	03/27/2013	04/03/2013		389,889	(389,931)
	0.050%	03/18/2013	04/01/2013		357,460	(357,467)
	0.050%	03/19/2013	04/02/2013		162,806	(162,813)
	0.050%	03/26/2013	04/02/2013		449,413	(449,432)
	0.100%	03/15/2013	04/01/2013		353,001	(353,017)
MEI	(0.040%)	04/03/2013	04/04/2013	EUR	20,553	(26,349)
MSC	(0.050%)	03/28/2013	04/01/2013	$	457,347	(457,345)
	(0.040%)	03/28/2013	04/01/2013		49,997	(49,997)
	0.030%	03/28/2013	04/01/2013		393,499	(393,501)
TDM	0.100%	03/15/2013	04/01/2013		596,621	(596,649)

						$(7,527,735)

(1)	Payable for sale-buyback financing transactions includes $1,105 of deferred price drop on sale-buyback financing transactions.

(m)	Securities with an aggregate market value of $226,645 have been pledged as collateral for the following open futures contracts as of March 31, 2013:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
3-Month Euribor December Futures	Long	12/2014	1,134	$630
3-Month Euribor June Futures	Long	06/2015	4,329	24
3-Month Euribor March Futures	Long	03/2015	4,711	743
3-Month Euribor September Futures	Long	09/2015	839	68
30-Year Deliverable Interest Rate Swap June Futures	Short	06/2013	200	(60)
90-Day Eurodollar December Futures	Long	12/2013	3,611	264
90-Day Eurodollar December Futures	Long	12/2014	3,434	556
90-Day Eurodollar December Futures	Long	12/2015	99,656	(4,500)
90-Day Eurodollar June Futures	Long	06/2015	146,160	71,044
90-Day Eurodollar June Futures	Long	06/2016	1,869	(213)
90-Day Eurodollar March Futures	Long	03/2015	3,422	708
90-Day Eurodollar March Futures	Long	03/2016	29,021	(1,295)
90-Day Eurodollar September Futures	Long	09/2013	3,025	106
90-Day Eurodollar September Futures	Long	09/2015	27,304	8,123
90-Day Eurodollar September Futures	Long	09/2016	1,245	(196)
Euro-Bund 10-Year Bond June Futures	Short	06/2013	7,243	(20,045)
U.S. Treasury 10-Year Note June Futures	Long	06/2013	69,160	58,606

				$114,563

(n)	Centrally cleared swap agreements outstanding as of March 31, 2013:

Securities with an aggregate market value of $1,233,100 and cash of $54 have been pledged as collateral for the following open centrally cleared swaps as of March 31, 2013:

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (5)		Market Value (6)	Unrealized Appreciation/ (Depreciation)
CDX.HY-17 5-Year Index	(5.000%	)	12/20/2016	$	328,464	$(19,639)	$(25,671)
CDX.HY-18 5-Year Index	(5.000%	)	06/20/2017		524,304	(27,984)	(52,369)
CDX.HY-19 5-Year Index	(5.000%	)	12/20/2017		131,700	(5,618)	(4,466)
iTraxx Europe 18 Index	(1.000%	)	12/20/2017	EUR	421,600	3,721	639

						$(49,520)	$(81,867)

34	See Accompanying Notes

March 31, 2013

Credit Default Swaps on Credit Indices - Sell Protection (3)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)		Market Value (6)	Unrealized Appreciation
CDX.BP.IG-19 5-Year Index	1.000%	12/20/2017	$	124,600	$1,088	$58

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	10/15/2017	$	4,473,200	$492	$5,765
Pay	3-Month USD-LIBOR	1.500%	03/18/2016		35,754,000	264,728	28,027
Receive	3-Month USD-LIBOR	4.250%	06/15/2041		4,122,700	(1,123,935)	38,635
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		8,469,600	486,660	(12,326)
Pay	6-Month AUD-BBR-BBSW	3.500%	03/15/2018	AUD	65,000	(168)	(415)
Pay	6-Month AUD-BBR-BBSW	3.750%	12/11/2018		185,000	151	565

						$(372,072)	$60,251

(o)	Securities with an aggregate market value of $76,747 have been pledged as collateral for OTC swap agreements, swaptions, foreign currency options and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements as of March 31, 2013.
(p)	OTC swap agreements outstanding as of March 31, 2013:

Credit Default Swaps on Corporate Issues - Buy Protection (2)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CRH America, Inc.	CBK	(2.590%	)	09/20/2018	2.066%	$	10,000	$(270)	$0	$(270)
Deluxe Corp.	DUB	(1.000%	)	12/20/2014	0.893%		6,200	(16)	574	(590)
Domtar Corp.	SOG	(5.000%	)	09/20/2016	1.473%		21,500	(2,618)	(2,701)	83
FBG Finance Ltd.	BRC	(2.140%	)	12/20/2014	0.087%		6,000	(218)	0	(218)
Gap, Inc.	BOA	(5.000%	)	06/20/2021	1.926%		20,000	(4,477)	(2,485)	(1,992)
Gap, Inc.	GST	(5.000%	)	06/20/2021	1.926%		3,000	(671)	(352)	(319)
Hanson Building Materials, Inc.	BPS	(1.000%	)	09/20/2016	0.951%		53,000	(128)	1,683	(1,811)
Hanson Ltd.	BRC	(1.000%	)	09/20/2016	0.951%		20,000	(48)	3,056	(3,104)
Intesa Sanpaolo SpA	JPM	(3.000%	)	09/20/2015	3.016%		6,000	4	192	(188)
iStar Financial, Inc.	MYC	(0.600%	)	12/20/2013	0.448%		10,000	(2)	0	(2)
Jones Group, Inc.	DUB	(1.000%	)	12/20/2014	0.971%		44,710	(64)	1,423	(1,487)
Manpower, Inc.	GST	(2.500%	)	06/20/2013	0.365%	EUR	45,500	(338)	(2,684)	2,346
Marks & Spencer PLC	RYL	(0.950%	)	12/20/2017	2.074%	$	2,200	110	400	(290)
Pactiv LLC	MYC	(5.000%	)	06/20/2017	3.390%		9,800	(652)	(677)	25
Tate & Lyle International Finance PLC	BRC	(1.250%	)	12/20/2014	0.306%		12,000	(202)	0	(202)
Universal Corp.	DUB	(1.000%	)	12/20/2014	0.301%		33,000	(410)	580	(990)
UST LLC	BRC	(0.700%	)	03/20/2018	0.289%		24,000	(486)	0	(486)
UST LLC	CBK	(1.000%	)	03/20/2018	0.284%		2,500	(88)	(133)	45
UST LLC	DUB	(1.000%	)	03/20/2018	0.284%		1,500	(53)	(74)	21

								$(10,627)	$(1,198)	$(9,429)

See Accompanying Notes	35

Schedule of Investments PIMCO Total Return Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal and U.S. Treasury Obligation Issues - Sell Protection (3)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	GST	1.000%	12/20/2020	1.378%	$	6,600	$(204)	$(1,708)	$1,504
American International Group, Inc.	MYC	1.000%	12/20/2020	1.378%		4,000	(124)	(988)	864
Argentine Republic Government International Bond	DUB	5.000%	09/20/2017	41.903%		25,000	(13,534)	(6,049)	(7,485)
Australia & New Zealand Banking Group Ltd.	DUB	1.000%	06/20/2017	0.739%		12,100	133	(516)	649
Australia Government Bond	BOA	1.000%	06/20/2017	0.318%		23,800	694	282	412
Australia Government Bond	UAG	1.000%	06/20/2017	0.318%		10,200	297	136	161
Barclays Bank PLC	DUB	1.000%	03/20/2014	0.593%	EUR	6,400	33	44	(11)
Berkshire Hathaway Finance Corp.	BOA	1.000%	06/20/2013	0.160%	$	25,000	59	157	(98)
Berkshire Hathaway Finance Corp.	BOA	1.000%	09/20/2013	0.160%		5,000	22	32	(10)
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2015	0.347%		162,200	2,188	(2,827)	5,015
Berkshire Hathaway Finance Corp.	BOA	1.000%	12/20/2015	0.454%		20,000	307	(298)	605
Berkshire Hathaway Finance Corp.	BOA	1.000%	06/20/2017	0.640%		25,500	398	(412)	810
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2018	0.757%		47,700	561	(296)	857
Berkshire Hathaway Finance Corp.	BPS	1.000%	03/20/2015	0.347%		25,000	337	(468)	805
Berkshire Hathaway Finance Corp.	BRC	1.012%	09/20/2013	0.165%		20,000	91	0	91
Berkshire Hathaway Finance Corp.	BRC	1.000%	03/20/2015	0.347%		65,000	877	(1,169)	2,046
Berkshire Hathaway Finance Corp.	BRC	1.000%	12/20/2017	0.722%		144,300	1,876	(2,375)	4,251
Berkshire Hathaway Finance Corp.	BRC	1.000%	03/20/2018	0.757%		6,000	70	(33)	103
Berkshire Hathaway Finance Corp.	CBK	1.000%	03/20/2015	0.347%		25,000	338	(434)	772
Berkshire Hathaway Finance Corp.	CBK	1.000%	03/20/2016	0.486%		22,400	353	(253)	606
Berkshire Hathaway Finance Corp.	CBK	1.000%	06/20/2020	0.990%		4,400	(7)	(184)	177
Berkshire Hathaway Finance Corp.	DUB	1.000%	09/20/2013	0.160%		15,700	70	77	(7)
Berkshire Hathaway Finance Corp.	DUB	1.000%	12/20/2014	0.318%		25,000	309	(495)	804
Berkshire Hathaway Finance Corp.	DUB	1.000%	03/20/2015	0.347%		65,000	877	(932)	1,809
Berkshire Hathaway Finance Corp.	FBF	1.000%	06/20/2017	0.640%		25,000	390	(384)	774
Berkshire Hathaway Finance Corp.	GST	1.000%	03/20/2015	0.347%		111,400	1,502	(1,718)	3,220
Berkshire Hathaway Finance Corp.	GST	1.000%	06/20/2015	0.369%		30,000	438	(962)	1,400
Berkshire Hathaway Finance Corp.	GST	1.000%	12/20/2015	0.454%		60,000	922	(1,275)	2,197
Berkshire Hathaway Finance Corp.	GST	1.000%	06/20/2017	0.640%		9,200	144	(218)	362
Berkshire Hathaway Finance Corp.	GST	1.000%	03/20/2021	1.038%		25,000	(122)	(863)	741
Berkshire Hathaway Finance Corp.	JPM	1.000%	06/20/2015	0.369%		20,000	292	(816)	1,108
Berkshire Hathaway Finance Corp.	JPM	1.000%	12/20/2015	0.454%		15,000	231	(463)	694
Berkshire Hathaway Finance Corp.	JPM	1.000%	06/20/2017	0.640%		30,000	468	(652)	1,120
Berkshire Hathaway Finance Corp.	JPM	1.000%	09/20/2017	0.684%		20,000	286	(496)	782
Berkshire Hathaway Finance Corp.	JPM	1.000%	12/20/2017	0.722%		24,000	312	(457)	769
Berkshire Hathaway Finance Corp.	JPM	1.000%	03/20/2018	0.757%		2,300	27	(11)	38
Berkshire Hathaway Finance Corp.	JPM	1.000%	03/20/2021	1.038%		5,900	(29)	(237)	208
Berkshire Hathaway Finance Corp.	MYC	1.000%	03/20/2015	0.347%		77,000	1,038	(1,445)	2,483
Berkshire Hathaway Finance Corp.	UAG	1.000%	03/20/2015	0.347%		3,300	44	(60)	104
Berkshire Hathaway Finance Corp.	UAG	1.000%	12/20/2017	0.722%		10,000	130	(145)	275
BP Capital Markets America, Inc.	CBK	1.000%	06/20/2017	0.605%		12,000	197	0	197
BP Capital Markets America, Inc.	DUB	1.000%	12/20/2013	0.143%		900	6	8	(2)
BP Capital Markets America, Inc.	FBF	1.000%	06/20/2017	0.605%		10,500	172	(5)	177
Brazil Government International Bond	BOA	1.710%	05/20/2013	0.521%		15,000	120	0	120
Brazil Government International Bond	BOA	1.000%	09/20/2015	0.916%		34,600	80	(407)	487
Brazil Government International Bond	BOA	1.950%	04/20/2016	1.006%		300	11	0	11
Brazil Government International Bond	BOA	1.000%	06/20/2016	1.024%		24,600	(7)	(71)	64
Brazil Government International Bond	BOA	1.000%	03/20/2021	1.665%		7,800	(373)	(355)	(18)
Brazil Government International Bond	BOA	1.000%	09/20/2021	1.695%		15,000	(789)	(951)	162
Brazil Government International Bond	BRC	1.000%	03/20/2015	0.829%		75,000	269	(1,413)	1,682
Brazil Government International Bond	BRC	1.000%	06/20/2015	0.864%		127,100	409	(1,967)	2,376
Brazil Government International Bond	BRC	1.000%	09/20/2015	0.916%		240,700	559	(2,853)	3,412
Brazil Government International Bond	BRC	1.000%	12/20/2015	0.959%		105,000	152	(514)	666
Brazil Government International Bond	BRC	1.000%	03/20/2016	0.994%		54,390	31	(474)	505
Brazil Government International Bond	BRC	1.000%	06/20/2016	1.024%		21,200	(6)	(51)	45
Brazil Government International Bond	BRC	1.000%	09/20/2016	1.073%		25,000	(53)	(719)	666
Brazil Government International Bond	BRC	1.000%	12/20/2016	1.116%		25,000	(98)	(871)	773
Brazil Government International Bond	CBK	1.000%	09/20/2015	0.916%		21,000	48	(330)	378
Brazil Government International Bond	CBK	1.000%	03/20/2016	0.994%		113,700	65	(915)	980
Brazil Government International Bond	CBK	1.000%	12/20/2016	1.116%		25,000	(98)	(871)	773
Brazil Government International Bond	CBK	1.000%	03/20/2021	1.665%		10,100	(483)	(448)	(35)
Brazil Government International Bond	DUB	1.000%	06/20/2015	0.864%		61,800	199	(873)	1,072
Brazil Government International Bond	DUB	1.000%	09/20/2015	0.916%		110,000	255	(1,220)	1,475
Brazil Government International Bond	DUB	1.000%	12/20/2015	0.959%		75,000	109	(494)	603
Brazil Government International Bond	DUB	1.000%	06/20/2016	1.024%		100,000	(30)	(168)	138
Brazil Government International Bond	DUB	1.000%	12/20/2016	1.116%		22,900	(90)	(809)	719
Brazil Government International Bond	DUB	1.000%	06/20/2017	1.185%		3,300	(25)	(50)	25
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.611%		50,000	(2,022)	(1,656)	(366)
Brazil Government International Bond	FBF	1.000%	09/20/2015	0.916%		70,000	162	(777)	939
Brazil Government International Bond	FBF	1.000%	06/20/2020	1.611%		25,000	(1,011)	(789)	(222)
Brazil Government International Bond	GST	1.000%	03/20/2015	0.829%		100,000	358	(1,931)	2,289
Brazil Government International Bond	GST	1.000%	06/20/2015	0.864%		30,800	99	(414)	513
Brazil Government International Bond	GST	1.000%	09/20/2016	1.073%		47,500	(101)	(289)	188
Brazil Government International Bond	GST	1.000%	06/20/2017	1.185%		2,100	(16)	(22)	6
Brazil Government International Bond	HUS	1.000%	06/20/2015	0.864%		248,900	800	(3,152)	3,952
Brazil Government International Bond	HUS	1.000%	09/20/2015	0.916%		130,500	303	(1,332)	1,635
Brazil Government International Bond	HUS	1.000%	12/20/2015	0.959%		100,000	144	(756)	900

36	See Accompanying Notes

March 31, 2013

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal and U.S. Treasury Obligation Issues - Sell Protection (3) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	HUS	1.000%	03/20/2016	0.994%	$	61,200	$36	$(502)	$538
Brazil Government International Bond	HUS	1.000%	06/20/2017	1.185%		4,700	(35)	(108)	73
Brazil Government International Bond	HUS	1.000%	06/20/2020	1.611%		110,000	(4,448)	(3,489)	(959)
Brazil Government International Bond	JPM	1.000%	03/20/2015	0.829%		25,000	89	(506)	595
Brazil Government International Bond	JPM	1.000%	06/20/2015	0.864%		40,000	129	(420)	549
Brazil Government International Bond	JPM	1.000%	09/20/2015	0.916%		107,000	248	(1,219)	1,467
Brazil Government International Bond	JPM	1.000%	06/20/2016	1.024%		50,000	(15)	(84)	69
Brazil Government International Bond	JPM	1.000%	09/20/2016	1.073%		99,000	(211)	(1,137)	926
Brazil Government International Bond	JPM	1.000%	06/20/2017	1.185%		3,400	(25)	(38)	13
Brazil Government International Bond	JPM	1.000%	06/20/2020	1.611%		25,000	(1,011)	(789)	(222)
Brazil Government International Bond	MYC	1.770%	09/20/2014	0.729%		15,000	240	0	240
Brazil Government International Bond	MYC	1.000%	06/20/2015	0.864%		31,500	101	(305)	406
Brazil Government International Bond	MYC	1.000%	09/20/2015	0.916%		25,000	58	(157)	215
Brazil Government International Bond	MYC	1.000%	12/20/2015	0.959%		100,000	145	(806)	951
Brazil Government International Bond	MYC	1.000%	03/20/2016	0.994%		75,000	43	(608)	651
Brazil Government International Bond	MYC	1.000%	12/20/2016	1.116%		25,000	(98)	(883)	785
Brazil Government International Bond	MYC	1.520%	01/20/2017	1.131%		6,000	105	0	105
Brazil Government International Bond	RYL	1.000%	03/20/2015	0.829%		50,000	179	(989)	1,168
Brazil Government International Bond	UAG	1.000%	09/20/2015	0.916%		27,600	64	(261)	325
Brazil Government International Bond	UAG	1.000%	03/20/2016	0.994%		35,000	20	(336)	356
California State General Obligation Bonds, Series 2003	BOA	2.530%	03/20/2021	1.168%		25,000	2,391	0	2,391
California State General Obligation Bonds, Series 2003	CBK	2.100%	03/20/2021	1.168%		20,000	1,326	0	1,326
California State General Obligation Bonds, Series 2003	MYC	2.650%	12/20/2020	1.151%		25,000	2,577	0	2,577
California State General Obligation Notes, Series 2005	GST	0.610%	03/20/2018	0.861%		25,000	(258)	0	(258)
Canada Government Bond	GST	1.000%	03/20/2015	0.221%		10,000	158	243	(85)
Canadian Natural Resources Ltd.	FBF	1.000%	06/20/2017	0.683%		590	8	(23)	31
China Development Bank Corp.	BRC	1.000%	06/20/2016	0.481%		20,000	324	(97)	421
China Development Bank Corp.	JPM	1.000%	06/20/2016	0.481%		15,000	243	(131)	374
China Development Bank Corp.	MYC	1.000%	06/20/2016	0.481%		50,000	811	(326)	1,137
China Government International Bond	BOA	0.780%	12/20/2014	0.258%		50,000	483	0	483
China Government International Bond	BOA	1.000%	06/20/2015	0.293%		126,600	2,092	1,811	281
China Government International Bond	BOA	1.000%	09/20/2015	0.331%		50,000	869	402	467
China Government International Bond	BOA	1.000%	12/20/2015	0.361%		25,000	455	362	93
China Government International Bond	BOA	1.000%	03/20/2016	0.386%		50,000	951	606	345
China Government International Bond	BPS	1.000%	06/20/2015	0.293%		25,000	413	384	29
China Government International Bond	BPS	1.000%	09/20/2015	0.331%		15,000	261	94	167
China Government International Bond	BPS	1.000%	03/20/2016	0.386%		42,000	799	509	290
China Government International Bond	BRC	1.000%	03/20/2015	0.278%		50,000	752	520	232
China Government International Bond	BRC	1.000%	06/20/2015	0.293%		50,000	827	817	10
China Government International Bond	BRC	1.000%	12/20/2015	0.361%		75,000	1,365	1,074	291
China Government International Bond	BRC	1.000%	03/20/2016	0.386%		73,600	1,400	898	502
China Government International Bond	BRC	1.000%	06/20/2016	0.407%		115,000	2,283	1,261	1,022
China Government International Bond	CBK	1.000%	06/20/2015	0.293%		24,900	412	388	24
China Government International Bond	CBK	1.000%	03/20/2016	0.386%		1,000	19	(11)	30
China Government International Bond	CBK	1.000%	06/20/2016	0.407%		69,600	1,382	847	535
China Government International Bond	CBK	1.000%	09/20/2016	0.454%		15,000	294	70	224
China Government International Bond	DUB	1.000%	03/20/2015	0.278%		30,000	451	312	139
China Government International Bond	DUB	1.000%	12/20/2015	0.361%		25,000	455	349	106
China Government International Bond	DUB	1.000%	03/20/2016	0.386%		30,000	571	364	207
China Government International Bond	DUB	1.000%	06/20/2016	0.407%		40,200	798	421	377
China Government International Bond	DUB	1.000%	09/20/2016	0.454%		600	11	3	8
China Government International Bond	FBF	1.000%	03/20/2015	0.278%		85,000	1,278	410	868
China Government International Bond	FBF	1.000%	06/20/2015	0.293%		25,000	413	136	277
China Government International Bond	GST	1.000%	09/20/2015	0.331%		25,000	434	182	252
China Government International Bond	GST	1.000%	09/20/2017	0.610%		700	12	(10)	22
China Government International Bond	JPM	1.000%	03/20/2015	0.278%		35,000	527	157	370
China Government International Bond	JPM	1.000%	06/20/2015	0.293%		60,000	992	494	498
China Government International Bond	JPM	1.000%	09/20/2015	0.331%		10,000	173	62	111
China Government International Bond	JPM	1.000%	12/20/2015	0.361%		25,000	455	349	106
China Government International Bond	JPM	1.000%	03/20/2016	0.386%		50,000	951	594	357
China Government International Bond	JPM	1.000%	06/20/2016	0.407%		75,000	1,489	765	724
China Government International Bond	JPM	1.000%	09/20/2016	0.454%		3,000	59	15	44
China Government International Bond	MYC	1.000%	03/20/2015	0.278%		100,000	1,504	463	1,041
China Government International Bond	MYC	1.000%	12/20/2015	0.361%		50,000	910	712	198
China Government International Bond	MYC	1.000%	06/20/2016	0.407%		25,000	497	276	221
China Government International Bond	MYC	1.000%	09/20/2016	0.454%		8,400	165	45	120
China Government International Bond	RYL	1.000%	03/20/2015	0.278%		20,000	300	198	102
China Government International Bond	RYL	1.000%	06/20/2015	0.293%		104,600	1,729	1,382	347
China Government International Bond	RYL	1.000%	12/20/2015	0.361%		25,000	455	362	93
China Government International Bond	RYL	1.000%	09/20/2016	0.454%		1,300	25	(16)	41
China Government International Bond	UAG	1.000%	03/20/2015	0.278%		25,000	376	119	257
China Government International Bond	UAG	1.000%	06/20/2015	0.293%		25,000	413	396	17
China Government International Bond	UAG	1.000%	09/20/2015	0.331%		25,000	434	219	215
China Government International Bond	UAG	1.000%	09/20/2016	0.454%		4,900	96	(58)	154
CIT Group, Inc.	DUB	5.000%	09/20/2015	1.139%		75,000	7,290	5,841	1,449
Dell, Inc.	BRC	1.000%	09/20/2013	0.415%		14,100	46	74	(28)
Dell, Inc.	CBK	1.000%	09/20/2013	0.415%		19,400	64	111	(47)
Export-Import Bank of China	BPS	1.000%	06/20/2016	0.441%		15,000	278	(141)	419
Export-Import Bank of China	BRC	1.000%	06/20/2016	0.441%		30,000	554	(266)	820
Export-Import Bank of China	CBK	1.000%	06/20/2016	0.441%		10,000	184	(97)	281
Export-Import Bank of China	CBK	1.000%	06/20/2017	0.639%		10,000	157	(396)	553
Export-Import Bank of China	DUB	1.000%	06/20/2016	0.441%		10,000	185	(48)	233
Export-Import Bank of China	FBF	1.000%	06/20/2016	0.441%		5,000	92	(44)	136
Export-Import Bank of China	FBF	1.000%	12/20/2016	0.554%		10,000	171	(970)	1,141
Export-Import Bank of China	FBF	1.000%	06/20/2017	0.639%		11,300	178	(437)	615
Export-Import Bank of China	GST	1.000%	06/20/2016	0.441%		20,000	369	(184)	553

See Accompanying Notes	37

Schedule of Investments PIMCO Total Return Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal and U.S. Treasury Obligation Issues - Sell Protection (3) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Export-Import Bank of China	HUS	1.000%	06/20/2016	0.441%	$	10,000	$185	$(53)	$238
Export-Import Bank of China	HUS	1.000%	06/20/2017	0.639%		7,000	110	(271)	381
Export-Import Bank of China	JPM	1.000%	06/20/2016	0.441%		25,000	462	(193)	655
Export-Import Bank of China	MYC	1.000%	06/20/2016	0.441%		40,000	739	(232)	971
Florida State Board of Education General Obligation Notes, Series 2005	CBK	0.470%	03/20/2018	0.498%		10,000	(14)	0	(14)
General Electric Capital Corp.	BOA	1.000%	06/20/2013	0.159%		30,100	70	177	(107)
General Electric Capital Corp.	BOA	1.000%	09/20/2013	0.159%		10,000	44	54	(10)
General Electric Capital Corp.	BOA	5.000%	06/20/2014	0.243%		70,500	4,284	2,605	1,679
General Electric Capital Corp.	BOA	1.000%	12/20/2014	0.338%		25,000	298	(1,123)	1,421
General Electric Capital Corp.	BOA	1.000%	12/20/2015	0.542%		32,900	422	(1,099)	1,521
General Electric Capital Corp.	BOA	1.000%	03/20/2016	0.597%		65,000	799	(784)	1,583
General Electric Capital Corp.	BPS	4.700%	12/20/2013	0.163%		7,300	257	0	257
General Electric Capital Corp.	BPS	1.000%	12/20/2014	0.338%		34,400	411	(1,730)	2,141
General Electric Capital Corp.	BRC	1.280%	06/20/2013	0.163%		40,000	122	0	122
General Electric Capital Corp.	BRC	4.050%	12/20/2013	0.163%		25,000	753	0	753
General Electric Capital Corp.	BRC	4.800%	12/20/2013	0.163%		30,000	1,078	0	1,078
General Electric Capital Corp.	BRC	1.000%	12/20/2014	0.338%		50,000	597	(2,557)	3,154
General Electric Capital Corp.	CBK	1.000%	06/20/2013	0.159%		21,100	49	(523)	572
General Electric Capital Corp.	CBK	4.000%	12/20/2013	0.163%		17,300	515	0	515
General Electric Capital Corp.	CBK	4.325%	12/20/2013	0.163%		57,300	1,848	0	1,848
General Electric Capital Corp.	CBK	4.800%	12/20/2013	0.163%		50,000	1,796	0	1,796
General Electric Capital Corp.	CBK	4.875%	12/20/2013	0.163%		46,900	1,712	0	1,712
General Electric Capital Corp.	CBK	3.800%	03/20/2014	0.218%		30,000	1,102	0	1,102
General Electric Capital Corp.	CBK	3.820%	03/20/2014	0.218%		50,000	1,846	0	1,846
General Electric Capital Corp.	CBK	3.850%	03/20/2014	0.218%		25,900	964	0	964
General Electric Capital Corp.	CBK	3.950%	03/20/2014	0.218%		15,000	574	0	574
General Electric Capital Corp.	CBK	4.000%	03/20/2014	0.218%		50,000	1,938	0	1,938
General Electric Capital Corp.	CBK	5.000%	09/20/2014	0.299%		50,000	3,595	1,187	2,408
General Electric Capital Corp.	CBK	1.000%	12/20/2014	0.338%		25,000	298	(1,123)	1,421
General Electric Capital Corp.	CBK	1.000%	09/20/2015	0.474%		25,000	336	(876)	1,212
General Electric Capital Corp.	CBK	1.000%	03/20/2016	0.597%		25,000	307	(190)	497
General Electric Capital Corp.	DUB	5.000%	06/20/2013	0.159%		55,000	713	1,269	(556)
General Electric Capital Corp.	DUB	5.000%	09/20/2013	0.159%		30,000	760	634	126
General Electric Capital Corp.	DUB	4.300%	12/20/2013	0.163%		24,700	792	0	792
General Electric Capital Corp.	DUB	4.800%	12/20/2013	0.163%		20,000	719	0	719
General Electric Capital Corp.	DUB	4.900%	12/20/2013	0.163%		34,100	1,251	0	1,251
General Electric Capital Corp.	DUB	4.000%	03/20/2014	0.218%		10,000	388	0	388
General Electric Capital Corp.	DUB	4.050%	03/20/2014	0.218%		25,000	982	0	982
General Electric Capital Corp.	DUB	5.000%	06/20/2014	0.243%		29,800	1,811	1,011	800
General Electric Capital Corp.	DUB	1.000%	09/20/2015	0.474%		110,000	1,476	(4,219)	5,695
General Electric Capital Corp.	DUB	1.000%	12/20/2015	0.542%		50,000	643	(1,411)	2,054
General Electric Capital Corp.	DUB	1.000%	03/20/2016	0.597%		2,600	32	(210)	242
General Electric Capital Corp.	FBF	1.000%	06/20/2013	0.159%		350	1	1	0
General Electric Capital Corp.	GST	1.280%	06/20/2013	0.163%		10,000	30	0	30
General Electric Capital Corp.	JPM	1.000%	03/20/2014	0.211%		10,000	82	(263)	345
General Electric Capital Corp.	JPM	1.000%	12/20/2014	0.338%		75,000	896	(3,867)	4,763
General Electric Capital Corp.	JPM	1.000%	09/20/2015	0.474%		15,000	201	(526)	727
General Electric Capital Corp.	JPM	0.280%	03/20/2016	0.613%		10,000	(98)	0	(98)
General Electric Capital Corp.	MYC	1.000%	09/20/2013	0.159%		65,000	291	349	(58)
General Electric Capital Corp.	MYC	1.000%	12/20/2014	0.338%		50,000	597	(2,368)	2,965
General Electric Capital Corp.	MYC	1.000%	09/20/2015	0.474%		85,000	1,141	(3,104)	4,245
General Electric Capital Corp.	MYC	1.000%	06/20/2016	0.645%		38,800	455	(179)	634
General Electric Capital Corp.	MYC	1.000%	06/20/2018	1.031%		6,700	(10)	(676)	666
General Electric Capital Corp.	UAG	1.000%	12/20/2014	0.338%		65,000	776	(3,362)	4,138
Goldman Sachs Group, Inc.	FBF	1.000%	09/20/2013	0.256%		6,600	27	(22)	49
Goldman Sachs Group, Inc.	FBF	1.000%	09/20/2014	0.441%		11,200	98	(181)	279
Goldman Sachs Group, Inc.	UAG	1.000%	06/20/2013	0.256%		10,000	21	(188)	209
Indonesia Government International Bond	BOA	1.000%	09/20/2015	0.832%		15,000	70	(435)	505
Indonesia Government International Bond	BOA	1.000%	12/20/2015	0.888%		50,000	178	(660)	838
Indonesia Government International Bond	BPS	1.000%	09/20/2015	0.832%		35,000	166	(951)	1,117
Indonesia Government International Bond	BPS	1.000%	03/20/2016	0.935%		10,000	25	(149)	174
Indonesia Government International Bond	BRC	1.000%	09/20/2015	0.832%		45,000	213	(1,437)	1,650
Indonesia Government International Bond	BRC	1.000%	12/20/2015	0.888%		60,000	215	(891)	1,106
Indonesia Government International Bond	BRC	1.000%	03/20/2016	0.935%		10,000	25	(149)	174
Indonesia Government International Bond	CBK	1.000%	09/20/2015	0.832%		12,100	57	(274)	331
Indonesia Government International Bond	CBK	1.000%	12/20/2015	0.888%		15,000	54	(218)	272
Indonesia Government International Bond	CBK	1.000%	06/20/2016	0.975%		5,000	7	(95)	102
Indonesia Government International Bond	DUB	1.000%	09/20/2015	0.832%		25,000	118	(619)	737
Indonesia Government International Bond	DUB	1.000%	12/20/2015	0.888%		15,000	54	(211)	265
Indonesia Government International Bond	FBF	1.000%	09/20/2015	0.832%		10,000	47	(218)	265
Indonesia Government International Bond	FBF	1.000%	12/20/2015	0.888%		20,000	72	(318)	390
Indonesia Government International Bond	FBF	1.000%	03/20/2016	0.935%		21,900	53	(496)	549
Indonesia Government International Bond	GST	1.000%	09/20/2015	0.832%		10,000	47	(333)	380
Indonesia Government International Bond	HUS	1.000%	09/20/2015	0.832%		25,000	118	(792)	910
Indonesia Government International Bond	HUS	1.000%	03/20/2016	0.935%		25,000	61	(566)	627
Indonesia Government International Bond	HUS	1.000%	09/20/2016	1.069%		2,000	(4)	(39)	35
Indonesia Government International Bond	JPM	1.000%	09/20/2015	0.832%		35,000	165	(814)	979
Indonesia Government International Bond	JPM	1.000%	12/20/2015	0.888%		8,700	32	(138)	170
Indonesia Government International Bond	JPM	1.000%	03/20/2016	0.935%		10,000	24	(178)	202
Indonesia Government International Bond	JPM	1.000%	06/20/2016	0.975%		2,500	4	(46)	50
Indonesia Government International Bond	JPM	1.000%	09/20/2016	1.069%		5,000	(10)	(79)	69
Indonesia Government International Bond	MYC	1.000%	09/20/2015	0.832%		25,000	118	(623)	741
Indonesia Government International Bond	MYC	1.000%	12/20/2015	0.888%		30,000	107	(449)	556
Indonesia Government International Bond	MYC	1.000%	03/20/2016	0.935%		20,000	49	(342)	391
Indonesia Government International Bond	RYL	1.000%	09/20/2015	0.832%		65,000	307	(1,465)	1,772

38	See Accompanying Notes

March 31, 2013

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal and U.S. Treasury Obligation Issues - Sell Protection (3) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Indonesia Government International Bond	RYL	1.000%	03/20/2016	0.935%	$	46,900	$114	$(1,041)	$1,155
Indonesia Government International Bond	RYL	1.000%	09/20/2016	1.069%		13,700	(26)	(216)	190
Indonesia Government International Bond	UAG	1.000%	09/20/2016	1.069%		13,600	(26)	(215)	189
Italy Government International Bond	BOA	1.000%	03/20/2018	2.954%		44,700	(3,888)	(3,100)	(788)
Italy Government International Bond	BRC	1.000%	09/20/2017	2.836%		50,000	(3,703)	(6,215)	2,512
Italy Government International Bond	BRC	1.000%	03/20/2018	2.954%		51,200	(4,453)	(3,435)	(1,018)
Italy Government International Bond	CBK	1.000%	03/20/2018	2.954%		24,500	(2,131)	(1,662)	(469)
Italy Government International Bond	DUB	1.000%	03/20/2018	2.954%		103,700	(9,019)	(9,187)	168
Italy Government International Bond	FBF	1.000%	03/20/2018	2.954%		17,600	(1,531)	(1,130)	(401)
Italy Government International Bond	GST	1.000%	09/20/2017	2.836%		25,000	(1,852)	(3,409)	1,557
Italy Government International Bond	GST	1.000%	03/20/2018	2.954%		80,700	(7,019)	(6,530)	(489)
Italy Government International Bond	HUS	1.000%	03/20/2018	2.954%		146,900	(12,777)	(12,211)	(566)
Italy Government International Bond	MYC	1.000%	09/20/2017	2.836%		25,000	(1,851)	(3,390)	1,539
Italy Government International Bond	MYC	1.000%	03/20/2018	2.954%		34,200	(2,975)	(2,225)	(750)
Japan Government International Bond	BOA	1.000%	06/20/2015	0.361%		46,700	683	443	240
Japan Government International Bond	BOA	1.000%	09/20/2015	0.399%		125,000	1,909	2,043	(134)
Japan Government International Bond	BOA	1.000%	12/20/2015	0.430%		40,300	640	727	(87)
Japan Government International Bond	BOA	1.000%	03/20/2016	0.456%		30,400	502	437	65
Japan Government International Bond	BOA	1.000%	06/20/2016	0.477%		3,300	56	36	20
Japan Government International Bond	BOA	1.000%	03/20/2017	0.574%		172,300	2,931	(2,339)	5,270
Japan Government International Bond	BPS	1.000%	03/20/2016	0.456%		9,900	163	72	91
Japan Government International Bond	BPS	1.000%	06/20/2016	0.477%		25,000	429	261	168
Japan Government International Bond	DUB	1.000%	12/20/2015	0.430%		41,700	662	786	(124)
Japan Government International Bond	GST	1.000%	06/20/2015	0.361%		41,900	613	49	564
Japan Government International Bond	GST	1.000%	09/20/2015	0.399%		50,000	764	806	(42)
Japan Government International Bond	GST	1.000%	12/20/2015	0.430%		30,200	480	568	(88)
Japan Government International Bond	GST	1.000%	06/20/2016	0.477%		75,000	1,286	486	800
Japan Government International Bond	GST	1.000%	03/20/2017	0.574%		72,700	1,219	(1,054)	2,273
Japan Government International Bond	HUS	1.000%	03/20/2017	0.574%		3,600	60	(59)	119
Japan Government International Bond	JPM	1.000%	09/20/2015	0.399%		75,000	1,145	1,220	(75)
Japan Government International Bond	JPM	1.000%	03/20/2016	0.456%		53,800	889	446	443
Japan Government International Bond	MYC	1.000%	06/20/2015	0.361%		25,000	366	82	284
Japan Government International Bond	MYC	1.000%	12/20/2015	0.430%		5,000	79	90	(11)
Japan Government International Bond	MYC	1.000%	03/20/2016	0.456%		8,600	142	61	81
Japan Government International Bond	MYC	1.000%	06/20/2016	0.477%		48,700	835	62	773
Japan Government International Bond	MYC	1.000%	03/20/2017	0.574%		54,100	907	(714)	1,621
Japan Government International Bond	RYL	1.000%	06/20/2015	0.361%		30,100	440	246	194
Japan Government International Bond	RYL	1.000%	12/20/2015	0.430%		50,000	795	930	(135)
Japan Government International Bond	RYL	1.000%	03/20/2016	0.456%		2,800	46	27	19
Japan Government International Bond	RYL	1.000%	06/20/2016	0.477%		25,000	429	168	261
Japan Government International Bond	RYL	1.000%	12/20/2016	0.546%		20,000	337	(384)	721
Japan Government International Bond	UAG	1.000%	06/20/2015	0.361%		35,000	512	463	49
Lloyds TSB Bank PLC	DUB	1.000%	06/20/2013	0.647%	EUR	3,900	6	(59)	65
MetLife, Inc.	BOA	1.000%	09/20/2013	0.124%	$	26,500	123	(1,434)	1,557
MetLife, Inc.	BOA	1.000%	12/20/2014	0.386%		9,100	101	(125)	226
MetLife, Inc.	BOA	1.000%	09/20/2015	0.559%		25,000	278	(1,584)	1,862
MetLife, Inc.	BOA	1.000%	03/20/2016	0.683%		46,200	442	(707)	1,149
MetLife, Inc.	BOA	1.000%	06/20/2016	0.731%		25,000	220	(414)	634
MetLife, Inc.	BOA	1.000%	12/20/2017	1.109%		18,000	(95)	(744)	649
MetLife, Inc.	BOA	1.000%	09/20/2020	1.489%		10,000	(345)	(1,146)	801
MetLife, Inc.	CBK	1.000%	12/20/2014	0.386%		10,800	120	(272)	392
MetLife, Inc.	CBK	1.000%	06/20/2016	0.731%		20,000	176	(475)	651
MetLife, Inc.	DUB	1.000%	03/20/2016	0.683%		17,000	162	(404)	566
MetLife, Inc.	FBF	1.000%	09/20/2013	0.124%		20,000	92	(919)	1,011
MetLife, Inc.	FBF	1.000%	12/20/2014	0.386%		13,900	154	(271)	425
MetLife, Inc.	GST	1.000%	03/20/2015	0.436%		25,000	287	(1,561)	1,848
MetLife, Inc.	GST	1.000%	12/20/2015	0.626%		27,000	279	(1,638)	1,917
MetLife, Inc.	GST	1.000%	03/20/2016	0.683%		25,000	239	(622)	861
MetLife, Inc.	GST	1.000%	12/20/2017	1.109%		35,900	(189)	(1,446)	1,257
MetLife, Inc.	JPM	1.000%	09/20/2015	0.559%		25,000	278	(1,694)	1,972
MetLife, Inc.	JPM	1.000%	12/20/2015	0.626%		23,000	238	(1,415)	1,653
MetLife, Inc.	JPM	1.000%	03/20/2016	0.683%		15,000	144	(463)	607
MetLife, Inc.	SOG	1.000%	09/20/2013	0.124%		21,400	100	(1,004)	1,104
MetLife, Inc.	UAG	1.000%	09/20/2013	0.124%		10,000	46	(490)	536
Mexico Government International Bond	BOA	1.000%	09/20/2015	0.519%		19,800	242	(280)	522
Mexico Government International Bond	BOA	1.000%	09/20/2017	0.838%		25,000	185	(358)	543
Mexico Government International Bond	BOA	1.000%	03/20/2018	0.932%		100	0	0	0
Mexico Government International Bond	BOA	1.000%	03/20/2021	1.263%		4,200	(82)	(182)	100
Mexico Government International Bond	BPS	1.000%	03/20/2017	0.748%		25,000	254	(311)	565
Mexico Government International Bond	BPS	1.000%	06/20/2017	0.782%		13,300	125	(81)	206
Mexico Government International Bond	BPS	1.000%	09/20/2017	0.838%		19,500	143	(280)	423
Mexico Government International Bond	BRC	1.000%	03/20/2015	0.448%		42,400	477	(916)	1,393
Mexico Government International Bond	BRC	1.000%	09/20/2015	0.519%		61,000	747	(635)	1,382
Mexico Government International Bond	BRC	1.000%	12/20/2015	0.558%		50,000	616	(124)	740
Mexico Government International Bond	BRC	1.000%	03/20/2016	0.591%		1,400	17	(12)	29
Mexico Government International Bond	BRC	1.000%	12/20/2016	0.711%		23,500	257	(830)	1,087
Mexico Government International Bond	BRC	1.000%	03/20/2017	0.748%		10,000	102	(135)	237
Mexico Government International Bond	BRC	1.000%	06/20/2017	0.782%		14,200	133	(190)	323
Mexico Government International Bond	BRC	1.000%	09/20/2017	0.838%		5,000	37	(112)	149
Mexico Government International Bond	BRC	1.000%	03/20/2020	1.187%		10,000	(123)	(157)	34
Mexico Government International Bond	BRC	1.000%	09/20/2021	1.293%		25,000	(568)	(1,986)	1,418
Mexico Government International Bond	CBK	1.000%	09/20/2015	0.519%		91,800	1,123	(808)	1,931
Mexico Government International Bond	CBK	1.000%	03/20/2016	0.591%		232,600	2,892	(2,150)	5,042
Mexico Government International Bond	CBK	1.000%	06/20/2016	0.618%		50,000	626	(48)	674
Mexico Government International Bond	CBK	1.000%	09/20/2016	0.668%		25,000	294	(707)	1,001
Mexico Government International Bond	CBK	1.000%	12/20/2016	0.711%		25,000	273	(871)	1,144

See Accompanying Notes	39

Schedule of Investments PIMCO Total Return Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal and U.S. Treasury Obligation Issues - Sell Protection (3) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Mexico Government International Bond	CBK	1.000%	03/20/2021	1.263%	$	22,700	$(439)	$(964)	$525
Mexico Government International Bond	DUB	1.000%	09/20/2015	0.519%		9,400	115	(118)	233
Mexico Government International Bond	DUB	1.000%	12/20/2015	0.558%		50,000	616	(456)	1,072
Mexico Government International Bond	DUB	1.000%	03/20/2016	0.591%		143,200	1,780	(1,131)	2,911
Mexico Government International Bond	DUB	1.000%	12/20/2016	0.711%		25,000	273	(871)	1,144
Mexico Government International Bond	DUB	1.000%	03/20/2017	0.748%		15,000	153	(165)	318
Mexico Government International Bond	DUB	1.000%	06/20/2017	0.782%		1,575	15	(52)	67
Mexico Government International Bond	DUB	1.000%	09/20/2017	0.838%		46,700	344	(762)	1,106
Mexico Government International Bond	DUB	1.000%	03/20/2018	0.932%		1,000	4	3	1
Mexico Government International Bond	DUB	1.000%	03/20/2020	1.187%		8,200	(101)	(124)	23
Mexico Government International Bond	DUB	1.000%	03/20/2021	1.263%		50,000	(967)	(1,774)	807
Mexico Government International Bond	FBF	1.000%	09/20/2015	0.519%		25,000	306	(217)	523
Mexico Government International Bond	FBF	1.000%	06/20/2017	0.782%		6,500	61	(48)	109
Mexico Government International Bond	GST	1.000%	09/20/2016	0.668%		54,400	638	(485)	1,123
Mexico Government International Bond	GST	1.000%	03/20/2017	0.748%		50,000	508	(634)	1,142
Mexico Government International Bond	GST	1.000%	06/20/2017	0.782%		3,300	31	(108)	139
Mexico Government International Bond	GST	1.000%	09/20/2017	0.838%		10,000	73	(143)	216
Mexico Government International Bond	GST	1.000%	03/20/2018	0.932%		25,000	88	(30)	118
Mexico Government International Bond	HUS	1.000%	03/20/2015	0.448%		22,300	251	(471)	722
Mexico Government International Bond	HUS	1.000%	12/20/2015	0.558%		50,000	616	(480)	1,096
Mexico Government International Bond	HUS	1.000%	03/20/2016	0.591%		10,000	124	(44)	168
Mexico Government International Bond	HUS	1.000%	06/20/2017	0.782%		11,700	110	(264)	374
Mexico Government International Bond	HUS	1.000%	09/20/2017	0.838%		48,500	358	(808)	1,166
Mexico Government International Bond	HUS	1.000%	03/20/2018	0.932%		21,000	74	(31)	105
Mexico Government International Bond	HUS	1.000%	03/20/2021	1.263%		27,000	(522)	(1,271)	749
Mexico Government International Bond	HUS	1.000%	09/20/2022	1.344%		10,000	(291)	(465)	174
Mexico Government International Bond	JPM	0.920%	03/20/2016	0.591%		6,950	70	0	70
Mexico Government International Bond	JPM	1.000%	09/20/2016	0.668%		10,000	118	(46)	164
Mexico Government International Bond	JPM	1.000%	12/20/2016	0.711%		25,000	273	(889)	1,162
Mexico Government International Bond	JPM	1.000%	06/20/2017	0.782%		400	4	(13)	17
Mexico Government International Bond	JPM	1.000%	09/20/2017	0.838%		25,000	185	(332)	517
Mexico Government International Bond	MYC	1.000%	12/20/2015	0.558%		25,000	309	(356)	665
Mexico Government International Bond	MYC	1.000%	09/20/2016	0.668%		63,900	749	(506)	1,255
Mexico Government International Bond	MYC	1.000%	03/20/2017	0.748%		5,000	51	(55)	106
Mexico Government International Bond	MYC	1.000%	06/20/2017	0.782%		10,600	100	(356)	456
Mexico Government International Bond	MYC	1.000%	09/20/2017	0.838%		25,000	185	(332)	517
Mexico Government International Bond	MYC	1.000%	03/20/2018	0.932%		24,700	87	(48)	135
Mexico Government International Bond	RYL	1.000%	03/20/2015	0.448%		25,000	281	(529)	810
Mexico Government International Bond	RYL	1.000%	09/20/2016	0.668%		5,000	59	(139)	198
Mexico Government International Bond	UAG	1.000%	09/20/2015	0.519%		19,100	234	(270)	504
Mexico Government International Bond	UAG	1.000%	09/20/2016	0.668%		17,900	209	(79)	288
Mexico Government International Bond	UAG	1.000%	09/20/2017	0.838%		10,000	74	(135)	209
Morgan Stanley	BRC	1.000%	09/20/2014	0.488%		100	1	(3)	4
Morgan Stanley	DUB	1.000%	06/20/2013	0.238%		23,000	49	(697)	746
Morgan Stanley	FBF	1.000%	06/20/2013	0.238%		48,700	104	(1,235)	1,339
Morgan Stanley	GST	1.000%	06/20/2013	0.238%		23,000	49	(755)	804
National Australia Bank Ltd.	DUB	1.000%	03/20/2016	0.474%		6,100	95	85	10
NRG Energy, Inc.	GST	5.000%	06/20/2017	2.947%		200	17	(20)	37
Panasonic Corp.	GST	1.000%	12/20/2017	1.429%	JPY	40,000	(7)	(44)	37
Prudential Financial, Inc.	BOA	5.000%	09/20/2014	0.358%	$	10,000	710	(179)	889
Prudential Financial, Inc.	BOA	1.000%	03/20/2016	0.739%		10,000	77	(114)	191
Prudential Financial, Inc.	BOA	1.000%	03/20/2018	1.219%		15,000	(172)	(424)	252
Prudential Financial, Inc.	CBK	5.000%	09/20/2014	0.358%		5,000	354	(90)	444
Prudential Financial, Inc.	GST	1.000%	03/20/2016	0.739%		20,000	155	(382)	537
Prudential Financial, Inc.	GST	1.000%	12/20/2017	1.169%		10,000	(85)	(950)	865
Prudential Financial, Inc.	GST	1.000%	03/20/2018	1.219%		15,000	(172)	(482)	310
Qatar Government International Bond	CBK	1.000%	03/20/2016	0.360%		3,000	58	(20)	78
Qatar Government International Bond	FBF	1.000%	03/20/2016	0.360%		11,000	214	(5)	219
Qatar Government International Bond	HUS	1.000%	03/20/2016	0.360%		6,000	117	(34)	151
Qatar Government International Bond	JPM	1.000%	03/20/2016	0.360%		12,000	234	(21)	255
Qatar Government International Bond	RYL	1.000%	03/20/2016	0.360%		6,000	117	(6)	123
Republic of Germany	UAG	0.250%	09/20/2016	0.240%		13,100	1	(323)	324
South Africa Government International Bond	BRC	1.000%	12/20/2015	1.153%		25,000	(97)	(184)	87
South Africa Government International Bond	DUB	1.000%	12/20/2015	1.153%		25,000	(97)	(184)	87
South Africa Government International Bond	JPM	1.000%	06/20/2017	1.544%		27,180	(596)	(945)	349
Tokyo Electric Power Co., Inc.	CBK	1.000%	06/20/2013	1.760%	JPY	282,000	(4)	(699)	695
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2013	1.760%		571,000	(22)	(1,233)	1,211
U.S. Treasury Notes	BPS	0.250%	03/20/2015	0.210%	EUR	45,000	18	(219)	237
U.S. Treasury Notes	BPS	0.250%	09/20/2016	0.255%		25,000	(34)	(495)	461
U.S. Treasury Notes	BRC	0.250%	03/20/2015	0.210%		104,000	42	(1,467)	1,509
U.S. Treasury Notes	DUB	0.250%	03/20/2015	0.210%		25,000	10	(344)	354
U.S. Treasury Notes	DUB	0.250%	06/20/2015	0.213%		50,000	19	(526)	545
U.S. Treasury Notes	DUB	0.250%	09/20/2015	0.221%		50,000	7	(689)	696
U.S. Treasury Notes	DUB	0.250%	06/20/2016	0.238%		50,000	(28)	(951)	923
U.S. Treasury Notes	DUB	0.250%	09/20/2016	0.255%		50,000	(68)	(931)	863
U.S. Treasury Notes	FBF	0.250%	03/20/2016	0.233%		173,500	(56)	(2,143)	2,087
U.S. Treasury Notes	HUS	0.250%	03/20/2016	0.233%		100,000	(32)	(1,239)	1,207
U.S. Treasury Notes	HUS	0.250%	09/20/2016	0.255%		50,000	(69)	(1,084)	1,015
U.S. Treasury Notes	RYL	0.250%	03/20/2016	0.233%		62,000	(20)	(752)	732
U.S. Treasury Notes	RYL	0.250%	06/20/2016	0.238%		25,000	(14)	(429)	415
U.S. Treasury Notes	SOG	0.250%	06/20/2015	0.213%		25,000	10	(221)	231
U.S. Treasury Notes	SOG	0.250%	09/20/2015	0.221%		50,000	7	(689)	696
U.S. Treasury Notes	SOG	0.250%	09/20/2016	0.255%		50,000	(68)	(1,095)	1,027
U.S. Treasury Notes	UAG	0.250%	03/20/2016	0.233%		35,500	(11)	(408)	397
U.S. Treasury Notes	UAG	0.250%	06/20/2016	0.238%		125,000	(70)	(2,169)	2,099
U.S. Treasury Notes	UAG	0.250%	09/20/2016	0.255%		175,700	(241)	(2,371)	2,130

40	See Accompanying Notes

March 31, 2013

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal and U.S. Treasury Obligation Issues - Sell Protection (3) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013 (4)	Notional Amount (5)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
UBS AG	JPM	1.000%	06/20/2013	0.333%	EUR	4,000	$9	$3	$6
United Kingdom Gilt	BOA	1.000%	03/20/2016	0.279%	$	44,500	987	566	421
United Kingdom Gilt	BOA	1.000%	06/20/2016	0.294%		40,300	945	500	445
United Kingdom Gilt	BOA	1.000%	09/20/2016	0.317%		30,000	729	369	360
United Kingdom Gilt	BPS	1.000%	03/20/2015	0.207%		70,000	1,162	463	699
United Kingdom Gilt	BPS	1.000%	06/20/2016	0.294%		50,000	1,172	1,134	38
United Kingdom Gilt	CBK	1.000%	06/20/2015	0.217%		47,400	871	362	509
United Kingdom Gilt	CBK	1.000%	03/20/2016	0.279%		62,500	1,386	823	563
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.294%		63,700	1,494	791	703
United Kingdom Gilt	CBK	1.000%	09/20/2016	0.317%		12,500	304	102	202
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.279%		67,500	1,497	908	589
United Kingdom Gilt	DUB	1.000%	06/20/2016	0.294%		38,100	893	659	234
United Kingdom Gilt	FBF	1.000%	06/20/2015	0.217%		50,000	919	538	381
United Kingdom Gilt	FBF	1.000%	03/20/2016	0.279%		9,000	200	174	26
United Kingdom Gilt	GST	1.000%	03/20/2015	0.207%		37,200	617	133	484
United Kingdom Gilt	GST	1.000%	03/20/2016	0.279%		207,700	4,607	3,181	1,426
United Kingdom Gilt	GST	1.000%	12/20/2016	0.336%		22,100	557	44	513
United Kingdom Gilt	MYC	0.250%	03/20/2015	0.207%		30,000	43	(339)	382
United Kingdom Gilt	MYC	1.000%	03/20/2015	0.207%		200,000	3,320	1,757	1,563
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.294%		23,100	542	400	142
United Kingdom Gilt	MYC	1.000%	12/20/2016	0.336%		47,500	1,196	47	1,149
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.207%		72,700	1,207	160	1,047
United Kingdom Gilt	SOG	1.000%	06/20/2015	0.217%		19,200	353	202	151
United Kingdom Gilt	SOG	1.000%	06/20/2016	0.294%		127,200	2,982	2,201	781
United Kingdom Gilt	UAG	1.000%	06/20/2015	0.217%		100,000	1,837	1,202	635
United Kingdom Gilt	UAG	1.000%	12/20/2015	0.263%		37,300	780	858	(78)
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.294%		45,800	1,073	792	281
United Kingdom Gilt	UAG	1.000%	09/20/2016	0.317%		10,200	248	50	198
Venezuela Government International Bond	BPS	5.000%	03/20/2015	6.748%		10,000	(303)	(112)	(191)
Verizon Communications, Inc.	BRC	1.000%	06/20/2013	0.104%		14,205	35	105	(70)
Verizon Communications, Inc.	CBK	1.000%	06/20/2013	0.104%		10,900	27	97	(70)
Verizon Communications, Inc.	JPM	1.000%	06/20/2013	0.104%		15,000	37	75	(38)
Wells Fargo & Co.	FBF	1.000%	09/20/2013	0.100%		1,500	7	(4)	11

							$107,425	$(187,663)	$295,088

Credit Default Swaps on Credit Indices - Sell Protection (3)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)		Market Value (6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	BRC	5.000%	12/20/2014	$	75,200	$2,309	$8,835	$(6,526)
CDX.EM-12 5-Year Index	DUB	5.000%	12/20/2014		99,900	3,067	11,676	(8,609)
CDX.EM-12 5-Year Index	GST	5.000%	12/20/2014		24,300	746	2,892	(2,146)
CDX.EM-12 5-Year Index	HUS	5.000%	12/20/2014		25,000	768	2,900	(2,132)
CDX.EM-12 5-Year Index	JPM	5.000%	12/20/2014		25,000	768	2,838	(2,070)
CDX.EM-12 5-Year Index	MYC	5.000%	12/20/2014		25,000	768	2,963	(2,195)
CDX.EM-12 5-Year Index	UAG	5.000%	12/20/2014		50,000	1,535	4,975	(3,440)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015		494,500	22,277	60,593	(38,316)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		491,800	22,156	61,681	(39,525)
CDX.EM-13 5-Year Index	FBF	5.000%	06/20/2015		32,400	1,459	4,200	(2,741)
CDX.EM-13 5-Year Index	GST	5.000%	06/20/2015		50,700	2,284	6,337	(4,053)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		934,300	42,091	115,625	(73,534)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		68,100	3,068	7,866	(4,798)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		153,200	6,902	16,939	(10,037)
CDX.IG-9 10-Year Index 30-100%	GST	0.508%	12/20/2017		241,125	3,731	0	3,731
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		62,017	1,075	0	1,075
CDX.IG-9 10-Year Index 30-100%	JPM	0.510%	12/20/2017		144,675	2,255	0	2,255
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		130,979	2,302	0	2,302
CDX.IG-10 5-Year Index 30-100%	BOA	0.461%	06/20/2013		241,125	294	0	294
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		132,136	185	0	185
CDX.IG-10 5-Year Index 30-100%	GST	0.463%	06/20/2013		163,579	200	0	200
CMBX.NA.AAA.2 Index	BOA	0.070%	03/15/2049		390	(9)	(16)	7
CMBX.NA.AAA.2 Index	FBF	0.070%	03/15/2049		17,642	(393)	(728)	335
CMBX.NA.AAA.2 Index	MYC	0.070%	03/15/2049		4,996	(112)	(219)	107
CMBX.NA.AAA.3 Index	BOA	0.080%	12/13/2049		87,600	(2,758)	(4,779)	2,021
CMBX.NA.AAA.3 Index	DUB	0.080%	12/13/2049		158,853	(5,002)	(9,430)	4,428
CMBX.NA.AAA.3 Index	FBF	0.080%	12/13/2049		10,000	(315)	(536)	221
CMBX.NA.AAA.3 Index	GST	0.080%	12/13/2049		42,500	(1,338)	(2,530)	1,192
CMBX.NA.AAA.3 Index	JPM	0.080%	12/13/2049		33,350	(1,050)	(2,021)	971
CMBX.NA.AAA.3 Index	MYC	0.080%	12/13/2049		36,900	(1,162)	(2,214)	1,052
CMBX.NA.AAA.3 Index	RYL	0.080%	12/13/2049		5,000	(157)	(178)	21
CMBX.NA.AAA.3 Index	UAG	0.080%	12/13/2049		11,850	(373)	(726)	353
CMBX.NA.AAA.4 Index	CBK	0.350%	02/17/2051		43,900	(1,286)	(2,428)	1,142
CMBX.NA.AAA.4 Index	DUB	0.350%	02/17/2051		14,300	(419)	(983)	564
CMBX.NA.AAA.4 Index	FBF	0.350%	02/17/2051		51,000	(1,494)	(3,300)	1,806
CMBX.NA.AAA.4 Index	GST	0.350%	02/17/2051		20,000	(586)	(1,425)	839
CMBX.NA.AAA.4 Index	JPM	0.350%	02/17/2051		30,000	(878)	(1,062)	184
CMBX.NA.AAA.4 Index	MYC	0.350%	02/17/2051		34,100	(998)	(1,988)	990
CMBX.NA.AAA.4 Index	RYL	0.350%	02/17/2051		4,200	(124)	(284)	160
CMBX.NA.AAA.4 Index	UAG	0.350%	02/17/2051		68,000	(1,991)	(2,682)	691
CMBX.NA.AAA.5 Index	FBF	0.350%	02/15/2051		6,098	(201)	(370)	169
CMBX.NA.AAA.5 Index	JPM	0.350%	02/15/2051		10,097	(331)	(618)	287
MCDX-14 5-Year Index	GST	1.000%	06/20/2015		100,000	738	(4,866)	5,604
MCDX-15 5-Year Index	CBK	1.000%	12/20/2015		28,100	187	(1,092)	1,279
MCDX-15 5-Year Index	DUB	1.000%	12/20/2015		25,000	167	(980)	1,147

See Accompanying Notes	41

Schedule of Investments PIMCO Total Return Fund (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (3) (Cont.)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (5)		Market Value (6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
MCDX-15 5-Year Index	GST	1.000%	12/20/2015	$	25,000	$166	$(972)	$1,138
MCDX-15 5-Year Index	MYC	1.000%	12/20/2015		21,900	146	(866)	1,012
MCDX-15 10-Year Index	CBK	1.000%	12/20/2020		25,000	(623)	(1,424)	801
MCDX-15 10-Year Index	GST	1.000%	12/20/2020		25,000	(624)	(1,424)	800
MCDX-16 5-Year Index	DUB	1.000%	06/20/2016		25,000	97	(214)	311
MCDX-18 5-Year Index	CBK	1.000%	06/20/2017		50,000	(80)	(1,148)	1,068
MCDX-18 5-Year Index	MYC	1.000%	06/20/2017		25,000	(40)	(554)	514
MCDX-18 10-Year Index	MYC	1.000%	06/20/2022		25,000	(864)	(1,521)	657
MCDX-19 5-Year Index	CBK	1.000%	12/20/2017		85,200	(554)	(2,004)	1,450
MCDX-19 10-Year Index	CBK	1.000%	12/20/2022		184,700	(7,367)	(8,676)	1,309
MCDX-19 10-Year Index	GST	1.000%	12/20/2022		132,320	(5,277)	(6,494)	1,217
MCDX-19 10-Year Index	MYC	1.000%	12/20/2022		56,000	(2,234)	(2,492)	258

						$83,101	$237,076	$(153,975)

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cross-Currency Swaps
Receive	Pay	Maturity Date (7)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Premiums (Received)	Unrealized Appreciation
Floating rate equal to 3-Month AUD-BBR-BBSW plus 0.213% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	02/07/2016	BRC	AUD	250,000	$	260,850	$705	$(12,262)	$12,967
Floating rate equal to 3-Month AUD-BBR-BBSW plus 0.213% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	02/07/2016	FBF		50,000		52,170	140	(2,453)	2,593

								$845	$(14,715)	$15,560

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	BRC	MXN	1,720,079	$3,961	$832	$3,129
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	HUS		3,248,200	7,481	530	6,951
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MYC		2,098,700	4,833	852	3,981
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	BRC		367,700	181	(214)	395
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	HUS		1,119,200	552	(713)	1,265
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MYC		500,000	247	52	195
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BOA		1,020,000	2,213	(210)	2,423
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	BRC		8,268,300	17,937	(3,992)	21,929
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	GLM		2,009,300	4,359	(1,025)	5,384
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	HUS		3,033,000	6,579	(1,781)	8,360
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MYC		3,355,000	7,278	(1,687)	8,965
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	UAG		175,000	380	(31)	411
Pay	28-Day MXN-TIIE	4.750%	02/26/2018	BRC		951,000	(551)	(680)	129
Pay	28-Day MXN-TIIE	4.750%	02/26/2018	GLM		875,400	(507)	(638)	131
Pay	28-Day MXN-TIIE	4.750%	02/26/2018	HUS		363,100	(211)	(290)	79
Pay	28-Day MXN-TIIE	6.350%	06/02/2021	MYC		770,500	4,112	179	3,933
Pay	28-Day MXN-TIIE	6.650%	06/02/2021	BRC		800,000	5,592	555	5,037
Pay	28-Day MXN-TIIE	6.650%	06/02/2021	MYC		400,000	2,796	298	2,498
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	BOA		743,300	23	(1,255)	1,278
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	BRC		277,000	8	(548)	556
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	GLM		573,000	18	(667)	685
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	HUS		2,226,300	70	(4,252)	4,322
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	MYC		4,752,800	148	(9,820)	9,968
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	UAG		350,000	11	(157)	168
Pay	28-Day MXN-TIIE	5.750%	09/02/2022	BRC		156,000	246	64	182
Pay	28-Day MXN-TIIE	5.750%	09/02/2022	HUS		500,000	787	(38)	825
Pay	28-Day MXN-TIIE	6.000%	09/02/2022	BRC		466,000	1,453	(240)	1,693
Pay	28-Day MXN-TIIE	6.000%	09/02/2022	MYC		1,098,000	3,424	(416)	3,840

							$73,420	$(25,292)	$98,712

42	See Accompanying Notes

March 31, 2013

(q)	Written options outstanding as of March 31, 2013:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$129.000	04/26/2013	3,975	$1,590	$(138)
Put - CBOT U.S. Treasury 10-Year Note May Futures	130.000	04/26/2013	1,400	446	(121)
Call - CBOT U.S. Treasury 10-Year Note May Futures	132.500	04/26/2013	3,975	1,026	(1,257)
Call - CBOT U.S. Treasury 10-Year Note May Futures	133.000	04/26/2013	1,400	435	(259)

				$3,497	$(1,775)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	05/28/2013	$	3,725,700	$18,442	$0
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		7,724,000	27,069	(556)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.800%	09/15/2014		10,000,000	59,890	(4,250)
Call - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014	EUR	1,496,400	2,796	(2,666)
Put - OTC 1-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		1,496,400	3,327	(3,153)
Call - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		364,900	705	(650)
Put - OTC 1-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		364,900	799	(769)
Call - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Receive	0.400%	03/12/2014		375,800	775	(670)
Put - OTC 1-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Pay	0.400%	03/12/2014		375,800	775	(792)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013	$	2,627,000	18,541	(75)
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		4,628,000	35,685	(132)
Put - OTC 2-Year Interest Rate Swap	BOA	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013	EUR	1,064,900	2,169	(241)
Put - OTC 2-Year Interest Rate Swap	FBF	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		877,400	1,784	(199)
Put - OTC 2-Year Interest Rate Swap	HUS	6-Month EUR-EURIBOR	Pay	1.150%	07/24/2013		182,700	320	(41)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	1.300%	04/29/2013	$	612,900	1,670	(92)
Put - OTC 5-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		1,000,000	23,000	(7,436)
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		1,000,000	23,050	(7,436)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		1,380,500	3,314	(207)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.400%	09/03/2013		1,489,500	4,884	(4,559)
Call - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.750%	04/02/2013		1,332,400	533	0
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.150%	04/02/2013		1,332,400	2,498	0
Put - OTC 5-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	1.300%	04/29/2013		942,600	2,591	(141)
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.750%	04/02/2013		1,482,100	520	0
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.150%	04/02/2013		1,482,100	2,491	0
Call - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.850%	04/29/2013		1,128,300	1,382	(394)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.200%	04/29/2013		1,128,300	790	(435)
Put - OTC 5-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		500,000	11,500	(3,718)
Call - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	0.750%	04/02/2013		1,097,900	659	0
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.150%	04/02/2013		1,097,900	1,372	0
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	05/30/2013		2,829,000	20,987	(199)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	01/26/2015		500,000	11,500	(3,718)
Put - OTC 5-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013	EUR	793,500	4,032	(341)
Put - OTC 5-Year Interest Rate Swap	DUB	6-Month EUR-EURIBOR	Pay	1.700%	07/24/2013		394,700	2,013	(170)
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	1.800%	07/29/2013	$	218,500	874	(799)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		218,500	1,464	(671)
Call - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		615,500	2,764	(2,251)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		615,500	4,467	(1,891)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,250,000	13,438	(546)
Put - OTC 10-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		246,500	2,416	(108)
Call - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		693,400	1,387	(2,536)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		693,400	4,368	(2,130)
Call - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		2,280,100	11,126	(8,338)
Put - OTC 10-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		2,280,100	10,432	(7,005)
Call - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		1,146,900	4,841	(4,194)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		1,146,900	5,321	(3,523)
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		100,000	200	(44)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		1,439,900	7,228	(5,265)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		1,439,900	10,166	(4,424)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,000,000	11,650	(437)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.500%	05/30/2013		732,700	5,532	(94)
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.800%	07/29/2013		625,800	2,037	(2,288)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.650%	07/29/2013		625,800	2,400	(1,923)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,753,500	20,516	(766)
Put - OTC 10-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	10.000%	07/01/2014	EUR	81,000	619	0

								$415,109	$(92,273)

Foreign Currency Options
Description	Counterparty		Exercise Price	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	BPS	JPY	82.000	04/04/2013	$325,000	$397	$0
Put - OTC USD versus JPY	BOA		83.000	04/04/2013	350,000	788	0
Put - OTC USD versus JPY	CBK		84.000	04/04/2013	200,000	955	0
Put - OTC USD versus JPY	BPS		84.000	04/04/2013	1,064,200	2,518	(2)
Put - OTC USD versus JPY	HUS		84.000	04/04/2013	100,000	237	0
Put - OTC USD versus JPY	BOA		85.000	04/04/2013	300,000	1,055	(1)
Put - OTC USD versus JPY	BPS		87.000	04/04/2013	161,100	322	(2)
Call - OTC USD versus JPY	BOA		95.000	04/04/2013	100,000	1,160	(407)
Call - OTC USD versus JPY	BOA		96.000	04/04/2013	222,700	2,258	(373)

						$9,690	$(785)

See Accompanying Notes	43

Schedule of Investments PIMCO Total Return Fund (Cont.)

Inflation-Capped Options
Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$	1,757,700	$14,866	$(3,065)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020		4,179,400	37,277	(7,478)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		483,000	6,231	(915)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020		631,100	4,733	(1,032)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020		486,300	4,766	(902)

							$67,873	$(13,392)

Transactions in written call and put options for the period ended March 31, 2013:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2012	0	$183,764,100	EUR	81,000	$1,405,490
Sales	84,328	169,018,000		10,016,400	510,133
Closing Buys	0	(11,443,100)		(1,114,500)	(38,839)
Expirations	(73,578)	(209,788,700)		(1,114,500)	(1,262,282)
Exercised	0	(53,026,300)		0	(118,333)

Balance at 03/31/2013	10,750	$78,524,000	EUR	7,868,400	$496,169

(r)	Restricted securities as of March 31, 2013:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
American International Group, Inc.	4.500%	12/20/2017	10/04/2010	$58,518	$70,104	0.02%
Citigroup, Inc.	5.365%	03/06/2036	06/29/2012	885	1,076	0.00%
Continental Airlines, Inc.	6.920%	04/02/2013	10/21/2010	26	26	0.00%
Goldman Sachs Group, Inc.	0.727%	08/12/2015	12/01/2009	71,834	63,347	0.02%
Michigan Public Educational Facilities Authority Revenue Bonds, Series 2008	7.000%	10/01/2036	12/11/2008	80	106	0.00%
SLM Corp.	4.800%	02/13/2014	03/12/2010	9,374	9,675	0.01%

				$140,717	$144,334	0.05%

(s)	Short sales outstanding as of March 31, 2013:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	04/01/2043	$1,273,766	$1,378,452	$(1,380,046)
Ginnie Mae	6.000%	05/01/2043	900	1,018	(1,012)

				$1,379,470	$(1,381,058)

(t)	Foreign currency contracts outstanding as of March 31, 2013:

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	BRL	3,685,371	$	1,789,135	BRC	$0	$(34,630)	$(34,630)
04/2013		1,030,504		500,950	FBF	0	(9,011)	(9,011)
04/2013		935,547		454,586	HUS	0	(8,384)	(8,384)
04/2013		652,882		316,426	JPM	0	(6,663)	(6,663)
04/2013		1,400,000		683,244	MSC	0	(9,568)	(9,568)
04/2013		1,397,869		682,070	UAG	0	(9,687)	(9,687)
04/2013	CAD	178		175	DUB	0	0	0
04/2013	EUR	185,681		242,835	BRC	4,819	0	4,819
04/2013		2,564,170		3,355,573	CBK	68,690	0	68,690
04/2013		144,690		184,827	DUB	0	(644)	(644)
04/2013		8,460,531		11,098,381	FBF	253,242	0	253,242
04/2013		1,459,437		1,939,409	GLM	68,629	0	68,629
04/2013		592,129		767,004	HUS	7,983	0	7,983
04/2013		665,718		875,638	JPM	22,287	0	22,287
04/2013		103,093		134,243	MSC	2,093	0	2,093
04/2013		8,413		10,928	RBC	144	0	144
04/2013	GBP	1,694,934		2,572,515	BPS	0	(2,852)	(2,852)
04/2013		588,116		891,668	BRC	87	(2,031)	(1,944)
04/2013		148,295		222,869	RYL	0	(2,458)	(2,458)
04/2013	HKD	377,266		48,659	DUB	53	0	53
04/2013	JPY	39,296,399		441,480	BRC	23,989	0	23,989

44	See Accompanying Notes

March 31, 2013

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
04/2013	JPY	276,494	$	2,876	JPM	$0	$(61)	$(61)
04/2013		4,805,269		52,961	MSC	1,909	0	1,909
04/2013		67,266,194		754,520	UAG	39,874	0	39,874
04/2013	MXN	4,096,229		323,438	BOA	0	(8,155)	(8,155)
04/2013		2,089,922		166,390	BRC	0	(2,799)	(2,799)
04/2013		3,622,730		281,484	CBK	0	(11,765)	(11,765)
04/2013		6,550,288		514,417	DUB	114	(15,957)	(15,843)
04/2013		5,102,220		379,898	FBF	0	(33,149)	(33,149)
04/2013		7,981,098		616,847	HUS	0	(28,747)	(28,747)
04/2013		10,088,665		787,179	JPM	0	(29,516)	(29,516)
04/2013		1,129,156		89,042	MSC	0	(2,364)	(2,364)
04/2013		15,432,259		1,196,817	UAG	13	(52,450)	(52,437)
04/2013	NZD	26,640		22,466	WST	177	0	177
04/2013	$	208,938	BRL	410,563	BRC	0	(5,764)	(5,764)
04/2013		2,393,325		4,745,083	FBF	0	(45,146)	(45,146)
04/2013		438,485		864,858	MSC	0	(10,496)	(10,496)
04/2013		1,553,870		3,081,670	UAG	0	(28,857)	(28,857)
04/2013		1,299,926	EUR	1,009,651	BOA	0	(5,704)	(5,704)
04/2013		10,873		8,440	BPS	0	(54)	(54)
04/2013		18,412		14,179	BRC	0	(236)	(236)
04/2013		41,011		31,604	CBK	0	(499)	(499)
04/2013		175,960		134,520	DUB	0	(3,525)	(3,525)
04/2013		5,708		4,419	FBF	0	(43)	(43)
04/2013		5,484,693		4,264,769	HUS	0	(17,896)	(17,896)
04/2013		40,358		30,978	JPM	0	(649)	(649)
04/2013		96,109		74,732	MSC	0	(314)	(314)
04/2013		42,869		32,525	RYL	0	(1,177)	(1,177)
04/2013		2,882	GBP	1,904	BPS	11	0	11
04/2013		2,249		1,507	CBK	41	0	41
04/2013		137		92	JPM	3	0	3
04/2013		2,166		1,435	MSC	15	0	15
04/2013		10,838		7,164	RBC	47	0	47
04/2013		133	HKD	1,029	BRC	0	0	0
04/2013		383,009	MXN	4,988,894	BOA	20,864	0	20,864
04/2013		96,097		1,235,712	BRC	3,939	0	3,939
04/2013		145,109		1,886,990	DUB	7,652	0	7,652
04/2013		6,645		85,721	FBF	295	0	295
04/2013		746,021		9,595,538	HUS	30,780	0	30,780
04/2013		312,942		4,014,554	JPM	12,054	0	12,054
04/2013		198,145		2,543,285	MSC	7,746	0	7,746
04/2013		603,405		7,765,319	UAG	25,233	0	25,233
04/2013		102	NZD	123	HUS	1	0	1
04/2013		3,338	ZAR	29,075	HUS	0	(188)	(188)
05/2013	AUD	2,059	$	2,135	BRC	0	(4)	(4)
05/2013		381,301		390,435	DUB	0	(5,698)	(5,698)
05/2013		1,914		1,966	JPM	0	(22)	(22)
05/2013	CHF	132,438		144,333	BRC	4,754	(5)	4,749
05/2013	EUR	1,009,653		1,300,204	BOA	5,735	0	5,735
05/2013		8,433,354		10,781,049	BPS	0	(31,292)	(31,292)
05/2013		13,407		17,235	CBK	46	0	46
05/2013		161,517		207,249	DUB	170	0	170
05/2013		4,252,788		5,470,276	HUS	17,809	0	17,809
05/2013		74,732		96,130	MSC	316	0	316
05/2013	GBP	499,340		758,174	BRC	0	(427)	(427)
05/2013		499,539		758,475	DUB	0	(429)	(429)
05/2013		1,420,165		2,146,212	FBF	0	(11,315)	(11,315)
05/2013	MXN	2,286,121		177,959	BPS	0	(6,112)	(6,112)
05/2013	$	348	GBP	230	RBC	2	0	2
06/2013	BRL	410,563	$	207,387	BRC	5,616	0	5,616
06/2013		4,745,083		2,375,848	FBF	43,887	0	43,887
06/2013		864,858		435,248	MSC	10,215	0	10,215
06/2013		3,081,670		1,542,398	UAG	27,918	0	27,918
06/2013	CAD	30,196		29,367	BRC	0	(305)	(305)
06/2013		2,500,000		2,428,599	CBK	0	(28,034)	(28,034)
06/2013		3,222,737		3,130,801	DUB	0	(36,033)	(36,033)
06/2013		73,559		71,858	HUS	0	(425)	(425)
06/2013		2,039,889		1,993,987	RBC	0	(10,517)	(10,517)
06/2013		1,463,214		1,421,141	RYL	0	(16,691)	(16,691)
06/2013	EUR	111,459		146,719	BPS	3,764	0	3,764
06/2013	MXN	3,098,265		238,944	BOA	0	(10,054)	(10,054)
06/2013		3,092,788		240,553	BPS	0	(8,005)	(8,005)
06/2013		873,352		68,007	BRC	0	(2,224)	(2,224)
06/2013		3,509,614		271,639	GLM	0	(10,418)	(10,418)
06/2013		1,973,915		154,098	JPM	0	(4,637)	(4,637)
06/2013	$	297	CAD	302	DUB	0	0	0
06/2013		2,437		2,510	RBC	30	0	30
06/2013		162,767	MXN	2,042,926	BOA	1,316	0	1,316
06/2013		127,551		1,589,922	BRC	148	0	148
06/2013		256,627		3,193,522	DUB	0	(130)	(130)
06/2013		313,057		3,899,192	JPM	118	0	118
06/2013		45,767		574,171	MSC	349	0	349
06/2013		256,518		3,193,522	UAG	0	(21)	(21)
08/2013	CNY	61,799	$	9,781	HUS	0	(51)	(51)
08/2013	EUR	224,400		283,243	BPS	0	(4,701)	(4,701)
08/2013	$	9,915	CNY	61,799	GST	0	(83)	(83)
08/2013		46,600	IDR	462,272,000	BPS	118	0	118

See Accompanying Notes	45

Schedule of Investments PIMCO Total Return Fund (Cont.)

Settlement Month	Currency to be Delivered		Currency to be Received		Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
08/2013	$	13,200	IDR	130,970,400	FBF	$36	$0	$36
09/2013	EUR	657,900	$	826,586	BOA	0	(17,772)	(17,772)
09/2013		1,976,200		2,563,527	BRC	27,045	0	27,045
09/2013		794,965		1,015,816	UAG	5,904	(10,401)	(4,497)
11/2013		225,500		283,882	BOA	0	(5,692)	(5,692)
11/2013		324,100		408,172	BRC	0	(8,018)	(8,018)
11/2013		17,711		22,887	FBF	143	0	143
01/2014		21,800		27,520	BPS	0	(502)	(502)
04/2014	CNY	75,000		11,818	HUS	0	(66)	(66)
04/2014		209,365		33,002	UAG	0	(173)	(173)
04/2014	EUR	90,600		114,463	BPS	0	(2,076)	(2,076)
04/2014		70,800		89,728	CBK	0	(1,342)	(1,342)
04/2014	$	10,899	CNY	66,994	JPM	0	(283)	(283)
04/2014		35,423		217,371	RYL	0	(980)	(980)
05/2014	EUR	51,900	$	65,627	BPS	0	(1,177)	(1,177)
05/2014		200,000		253,695	CBK	0	(3,740)	(3,740)
06/2014		129,600		163,883	BPS	0	(2,940)	(2,940)
06/2014		106,300		134,788	FBF	0	(2,043)	(2,043)
07/2014		85,700		108,411	BPS	0	(1,941)	(1,941)
08/2014		61,300		77,581	BPS	0	(1,380)	(1,380)

						$758,223	$(639,598)	$118,625

(u)	Fair Value Measurements (1)

(i) The following is a summary of the fair valuations according to the inputs used as of March 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Investments, at value
Bank Loan Obligations	$0	$1,462,234	$434,777	$1,897,011
Corporate Bonds & Notes
Banking & Finance	0	42,387,680	185,161	42,572,841
Industrials	0	5,505,305	115,423	5,620,728
Utilities	0	2,562,876	11,011	2,573,887
Municipal Bonds & Notes
Alabama	0	119,311	0	119,311
Arizona	0	11,981	0	11,981
California	0	5,778,988	0	5,778,988
Colorado	0	78,303	0	78,303
Connecticut	0	10,786	0	10,786
District of Columbia	0	86,548	0	86,548
Florida	0	96,804	0	96,804
Georgia	0	146,014	0	146,014
Illinois	0	893,466	0	893,466
Indiana	0	76,690	0	76,690
Iowa	0	67,896	0	67,896
Kansas	0	29,265	0	29,265
Louisiana	0	114,803	0	114,803
Massachusetts	0	186,069	0	186,069
Michigan	0	61,371	0	61,371
Mississippi	0	12,144	0	12,144
Missouri	0	703	0	703
Nebraska	0	55,907	0	55,907
Nevada	0	478,862	0	478,862
New Jersey	0	475,378	0	475,378
New Mexico	0	9,480	0	9,480

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
New York	$0	$2,902,767	$0	$2,902,767
North Carolina	0	57,576	0	57,576
Ohio	0	868,856	50,766	919,622
Oregon	0	37,792	0	37,792
Pennsylvania	0	121,542	0	121,542
Rhode Island	0	7,308	0	7,308
South Carolina	0	66,658	0	66,658
Tennessee	0	23,680	0	23,680
Texas	0	552,826	0	552,826
Utah	0	828	0	828
Virginia	0	46,609	0	46,609
Washington	0	332,826	0	332,826
West Virginia	0	140,236	0	140,236
Wisconsin	0	127,108	0	127,108
U.S. Government Agencies	0	91,873,988	41,548	91,915,536
U.S. Treasury Obligations	0	87,206,178	0	87,206,178
Mortgage-Backed Securities	0	17,658,182	370,606	18,028,788
Asset-Backed Securities	0	6,069,433	223,909	6,293,342
Sovereign Issues	0	36,833,837	0	36,833,837
Convertible Preferred Securities
Banking & Finance	186,763	0	0	186,763
Preferred Securities
Banking & Finance	179,609	7,912	0	187,521
Industrials	0	4,271	0	4,271
Short-Term Instruments
Certificates of Deposit	0	1,763,145	0	1,763,145
Commercial Paper	0	1,551,420	0	1,551,420
Repurchase Agreements	0	387,835	0	387,835
Short-Term Notes	0	7,008	0	7,008

46	See Accompanying Notes

March 31, 2013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Mexico Treasury Bills	$0	$2,623,886	$0	$2,623,886
U.S. Treasury Bills	0	2,558	0	2,558
Central Funds Used for Cash Management Purposes	11,196,128	0	0	11,196,128
	$11,562,500	$311,985,129	$1,433,201	$324,980,830

Short Sales, at value	$0	$(1,381,058)	$0	$(1,381,058)

Financial Derivative Instruments - Assets
Credit Contracts	0	360,772	0	360,772
Foreign Exchange Contracts	0	773,783	0	773,783
Interest Rate Contracts	140,872	171,704	0	312,576
	$140,872	$1,306,259	$0	$1,447,131

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2013
Financial Derivative Instruments - Liabilities
Credit Contracts	$0	$(310,897)	$0	$(310,897)
Foreign Exchange Contracts	0	(640,383)	0	(640,383)
Interest Rate Contracts	(26,309)	(106,789)	(13,392)	(146,490)
	$(26,309)	$(1,058,069)	$(13,392)	$(1,097,770)

Totals	$11,677,063	$310,852,261	$1,419,809	$323,949,133

(ii) There were no transfers between Level 1 and 2 during the period ended March 31, 2013.

(iii) The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2013:

Category and Subcategory	Beginning Balance at 03/31/2012	Net Purchases (2)	Net Sales (2)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (3)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2013 (3)
Investments, at value
Bank Loan Obligations	$0	$424,713	$(151,606)	$823	$50	$3,002	$157,795	$0	$434,777	$3,002
Corporate Bonds & Notes
Banking & Finance	378,412	9,644	(399)	(278)	(17)	9,580	0	(211,781)	185,161	7,874
Industrials	138,021	0	(14,343)	(312)	(46)	1,069	0	(8,966)	115,423	2,121
Utilities	95	10,713	(14)	(7)	0	224	0	0	11,011	225
Municipal Bonds & Notes
Ohio	70,608	0	(22,100)	303	1,379	576	0	0	50,766	279
U.S. Government Agencies	3,122,410	(3,014,608)	(18,803)	(28)	(10)	1,468	7,532	(56,413)	41,548	(26)
Mortgage-Backed Securities	331,336	20,925	(63,711)	2,235	4,172	22,537	152,032	(98,920)	370,606	10,046
Asset-Backed Securities	408,069	132,139	(262,855)	1,941	(532)	5,741	0	(60,594)	223,909	5,205
Convertible Preferred Securities Industrials	2,359	0	0	0	0	(2,359)	0	0	0	(2,359)

	$4,451,310	$(2,416,474)	$(533,831)	$4,677	$4,996	$41,838	$317,359	$(436,674)	$1,433,201	$26,367

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	$(13,550)	$0	$0	$0	$0	$158	$0	$0	$(13,392)	$159

Totals	$4,437,760	$(2,416,474)	$(533,831)	$4,677	$4,996	$41,996	$317,359	$(436,674)	$1,419,809	$26,526

(iv) The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2013	Valuation Technique	Unobservable Inputs	Input Value(r) (% Unless Noted Otherwise)
Investments, at value
Bank Loan Obligations	$77,275	Benchmark Pricing	Base Price	90.25 - 96.90
	357,502	Third Party Vendor	Broker Quote	100.75 - 103.25
Corporate Bonds & Notes
Banking & Finance	60,603	Benchmark Pricing	Base Price	101.00 - 114.50
	124,558	Third Party Vendor	Broker Quote	104.96 - 110.50
Industrials	9,603	Benchmark Pricing	Base Price	100.73 - 108.27
	712	Other Valuation Techniques (4)	—	—
	105,108	Third Party Vendor	Broker Quote	104.50 - 115.63
Utilities	11,011	Third Party Vendor	Broker Quote	98.00 - 108.39
Municipal Bonds & Notes
Ohio	50,766	Benchmark Pricing	Base Price	93.62
U.S. Government Agencies	25,877	Benchmark Pricing	Base Price	96.15 - 111.50
	1,983	Other Valuation Techniques (4)	—	—
	13,688	Third Party Vendor	Broker Quote	100.10
Mortgage-Backed Securities	107,658	Benchmark Pricing	Base Price	5.50 - 113.61
	262,948	Third Party Vendor	Broker Quote	83.75 - 101.22
Asset-Backed Securities	187,755	Benchmark Pricing	Base Price	95.25 - 99.81
	36,154	Third Party Vendor	Broker Quote	101.16

Financial Derivative Instruments - Liabilities
Interest Rate Contracts	(13,392)	Indicative Market Quotations	Broker Quote	0.16 - 0.19

Total	$1,419,809

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs, valuation techniques and transfers.
(2)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

See Accompanying Notes	47

Schedule of Investments PIMCO Total Return Fund (Cont.)

March 31, 2013

(3)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

(4)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

(v)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$360	$0	$0	$0	$360
Unrealized appreciation on foreign currency contracts	0	0	0	758,223	0	758,223
Unrealized appreciation on OTC swap agreements	0	360,075	0	15,560	98,712	474,347

	$0	$360,435	$0	$773,783	$98,712	$1,232,930

Liabilities:
Written options outstanding	$0	$0	$0	$785	$107,440	$108,225
Variation margin payable on financial derivative instruments (2)	0	1,489	0	0	65,526	67,015
Unrealized depreciation on foreign currency contracts	0	0	0	639,598	0	639,598
Unrealized depreciation on OTC swap agreements	0	228,391	0	0	0	228,391

	$0	$229,880	$0	$640,383	$172,966	$1,043,229

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended March 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives:
Net realized gain on futures contracts	$0	$0	$0	$0	$703,583	$703,583
Net realized gain on written options	0	0	0	3,967	1,234,281	1,238,248
Net realized gain (loss) on swaps	0	277,879	0	(1,285)	578,019	854,613
Net realized gain on foreign currency transactions	0	0	0	918,125	0	918,125

	$0	$277,879	$0	$920,807	$2,515,883	$3,714,569

Net Change in Unrealized Appreciation (Depreciation) on Derivatives:
Net change in unrealized appreciation on futures contracts	$0	$0	$0	$0	$392,608	$392,608
Net change in unrealized appreciation (depreciation) on written options	0	0	0	8,905	(457,124)	(448,219)
Net change in unrealized (depreciation) on swaps	0	(120,883)	0	(2,263)	(668,449)	(791,595)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(130,227)	0	(130,227)

	$0	$(120,883)	$0	$(123,585)	$(732,965)	$(977,433)

(1)	See note 6 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statements of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $114,563 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(21,558) as reported in the Notes to Schedule of Investments.

(w)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2013:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(16,716)	$14,128	$(2,588)
BPS	(53,195)	2,558	(50,637)
BRC	61,485	(67,644)	(6,159)
CBK	30,387	(43,016)	(12,629)
DUB	(44,120)	36,378	(7,742)
FBF	198,514	(242,352)	(43,838)
GLM	41,026	(46,330)	(5,304)
GST	7,018	(10,760)	(3,742)
HUS	44,181	(43,750)	431
JPM	1,333	(1,610)	(277)
MSC	(99)	(31,453)	(31,552)
MYC	25,461	(73,491)	(48,030)
RBC	(10,294)	0	(10,294)
RYL	(24,912)	19,741	(5,171)
SOG	1,973	(2,170)	(197)
UAG	4,120	(4,730)	(610)
WST	177	(270)	(93)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparty risks.

48	See Accompanying Notes

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Total Return Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of PIMCO Total Return Fund (the “Fund”) as of March 31, 2013, and for the year then ended and have issued our unqualified report thereon dated May 23, 2013 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s schedule of investments in securities (the “Schedule”) as of March 31, 2013 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this Schedule based on our audit. In our opinion, the Schedule referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2013

50	PIMCO EQUITY-RELATED STRATEGY FUNDS

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: May 31, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: May 31, 2013

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date: May 31, 2013